UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices) (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-2168

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/07

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2007. The first report applies to 72 of the Registrant’s portfolios, the second report applies to 17 of the Registrant’s portfolios, the third report applies to 10 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock
the future is yours

John Hancock Trust

Annual Report
December 31, 2007
Audited Financial Statements

0208: 1115011

John Hancock Trust

President’s Message

To Our Shareholders:

Financial markets grew increasingly volatile as 2007 progressed, as they faced a litany of challenges. The U.S. economy slowed, the hot merger and acquisition market in the first half dried up in the second half, corporate earnings decelerated, energy prices soared and the subprime lending industry experienced a meltdown that led to a seize-up in the mortgage and credit markets. Despite the roller coaster, the broad U.S. market managed to produce single-digit gains, with the Standard & Poor’s 500 Index returning 5.49% in 2007.

Bonds fared better, as the Federal Reserve Board cut short-term interest rates three times to help stabilize the credit markets, and safe-haven bonds — particularly Treasuries — were the beneficiaries. The Lehman Brothers U.S. Aggregate Index returned 6.97% for the year. And for the fifth year in a row, world stock markets outperformed the U.S., largely on the strength of outsized gains from emerging markets and a weak dollar.

Such a volatile year provides a vivid illustration of the value of maintaining a diversified investment portfolio, which helps shelter investors from the risk of any one sector falling out of favor. As we have said many times, with diversification, there is typically some investment “basket” that is doing well, helping to offset losses that may be occurring elsewhere in the portfolio.

After such a year, it is wise to take another look at your investment weightings to ensure that the outperformers in 2007 — such as energy stocks and emerging markets — have not become too large a component in your portfolio. The job is automatically done for you by our Lifestyle Portfolio managers if you are invested in one.

Beyond that, we recommend meeting with your investment professional to do the same across your other investments. For example, if you own or are contemplating making a variable annuity a part of your long-term investment strategy, you may be able to take advantage of new features that can provide a level of retirement income that is guaranteed regardless of how markets perform. It’s just such an annual tune-up that may help ensure proper diversification aimed at maximizing long-term results.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

Not part of the annual report

John Hancock Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4–76

Shareholder Expense Example	77

Statements of Assets and Liabilities	86

Statements of Operations	104

Statements of Changes in Net Assets	122

Financial Highlights	134

Portfolio of Investments (See below for each Portfolio’s page #)	161

Notes to Financial Statements	343

Report of Independent Registered Public Accounting Firm	395

Results of the Special Meeting of Shareholders	396

Tax Information	397

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	398

Shareholder Letter	405

Trustees and Officers Information	406

For More Information	408

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
All Cap Core Trust	5	161
All Cap Growth Trust	6	163
All Cap Value Trust	7	165
American Asset Allocation Trust	8	167
American Blue Chip Income and Growth Trust	9	167
American Bond Trust	10	168
American Fundamental Holdings Trust	11	168
American Global Diversification Trust	12	168
American Global Growth Trust	13	168
American Global Small Capitalization Trust	14	168
American Growth Trust	15	168
American Growth-Income Trust	16	169
American High-Income Bond Trust	17	169
American International Trust	18	169
American New World Trust	19	169
Blue Chip Growth Trust	20	169
Capital Appreciation Trust	21	171
Classic Value Trust	22	173
Core Equity Trust	23	174
Dynamic Growth Trust	24	175
Emerging Growth Trust	25	177
Emerging Markets Value Trust	26	178
Emerging Small Company Trust	27	191
Equity-Income Trust	28	193
Financial Services Trust	29	195
Franklin Templeton Founding Allocation Trust	30	196
Fundamental Value Trust	31	196
Global Trust	32	198
Global Allocation Trust	33	200
Global Real Estate Trust	34	208
Growth & Income Trust	35	210
Health Sciences Trust	36	212
Income & Value Trust	37	215
International Core Trust	38	226
International Opportunities Trust	39	230
International Small Cap Trust	40	231
International Small Company Trust	41	233
International Value Trust	42	258
Large Cap Trust	43	259
Large Cap Value Trust	44	261
Managed Trust	45	263
Mid Cap Intersection Trust	46	275
Mid Cap Stock Trust	47	278
Mid Cap Value Trust	48	280
Mid Cap Value Equity Trust	49	282
Mid Value Trust	50	284
Mutual Shares Trust	51	287
Natural Resources Trust	52	289
Overseas Equity Trust	53	290
Pacific Rim Trust	54	294
Quantitative All Cap Trust	55	295
Quantitative Mid Cap Trust	56	297
Quantitative Value Trust	57	299
Real Estate Equity Trust	58	301
Real Estate Securities Trust	59	302
Science & Technology Trust	60	302
Small Cap Trust	61	304
Small Cap Growth Trust	62	306
Small Cap Intrinsic Value Trust	63	308
Small Cap Opportunities Trust	64	309
Small Cap Value Trust	65	311
Small Company Trust	66	313
Small Company Growth Trust	67	316
Small Company Value Trust	68	319
U.S. Core Trust	69	321
U.S. Global Leaders Growth Trust	70	326
U.S. Large Cap Trust	71	327
U.S. Multi Sector Trust	72	330
Utilities Trust	73	334
Value Trust	74	336
Value & Restructuring Trust	75	337
Vista Trust	76	339

John Hancock Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”), excluding the Money Market Trust and Money Market Trust B. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2007. The views expressed are those of the portfolio manager as of December 31, 2007, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free,” “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. ”Lehman Brothers“ is a registered trademark of Lehman Brothers Inc. ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Julie Abbett, Jin Chen, Robert Wang

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes primarily in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.79
Financial	14.68
Energy	13.14
Industrial	11.26
Technology	9.49
Communications	8.62
Consumer, Cyclical	8.51
Basic Materials	3.56
Utilities	2.66

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the All Cap Core Trust Series I returned +2.66%, underperforming the +5.14% return of the Russell 3000 Index.

Environment  > The U.S. economy is struggling to cope with two powerful, related shocks: a severe downturn in the housing market, and a profound decline in risk appetites in financial markets that was initially sparked by the crisis in subprime mortgages, but has spread into a broader-based tightening of credit conditions.

The housing slump showed little sign of abating, with residential investment contracting and home prices decelerating. Despite this, spillovers from the housing correction to the broader economy were relatively modest, with the economy still growing, at least through the first three quarters of 2007 but below the 3.5% annual pace of the three years prior to the housing downturn. Consumer spending has slowed modestly. Buoyed by firm domestic demand in many non-U.S. economies and by the decline in the U.S. dollar, net exports have surged, stimulating U.S. economic growth.

Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. Positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the Federal Reserve’s three interest rate reductions. Volatility increased in the fourth quarter, as markets responded to further bad news about the potential impact of the subprime mortgage crisis. Growth stocks performed significantly better than value stocks.

The Trust underperformed its benchmark. Our stock selection in the Basic Materials sector and banks, pharmaceuticals and biotechnology industry groups contributed the most to relative performance. Materials stocks returned 46% while those in the benchmark gained 25%. On the contrary, the largest detraction to performance was generated by stock selection within the technology hardware & equipment industry group.

Outlook  > All told, we expect the economy to claw its way back toward trend-like growth late in 2008 and into 2009 as the housing correction subsides, as risk appetites stabilize and as the impact of easier monetary policy begins to be felt. Headline inflation is likely to recede as energy prices stabilize and as core rates remain generally in check, restrained by tame inflation expectations and by some easing of rates. But core inflation may remain near the upper end of the Fed’s desired range, as the impact of energy price hikes lingers, and as import prices keep edging up due to the dollar’s fall.

As the economy slows, we believe investor focus will continue to shift towards high quality companies with the ability to deliver consistent earnings and cash flow growth. Our focus on companies with superior earnings profiles relative to their peer group will keep the portfolio well positioned for continued success.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I (began 7/15/96)	2.66%	14.48%	3.64%	96.63%	42.96%
All Cap Core Trust Series II2 (began 1/28/02)	2.41%	14.24%	3.53%	94.58%	41.47%
All Cap Core Trust Series NAV[3] (began 4/29/05)	2.70%	14.52%	3.66%	96.97%	43.21%
Russell 3000 Index	5.14%	13.63%	6.22%	89.42%	82.76%
Combined Index[4]	5.14%	13.63%	4.67%	89.42%	57.85%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 Index from January 1, 2003 and thereafter.

Current subadviser assignment became effective November 25, 2002.

All Cap Growth Trust

Subadviser: A I M Capital Management, Inc.
Portfolio Managers: Lanny H. Sachnowitz, Kirk L. Anderson, James G. Birdsall, Robert J. Lloyd

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing the portfolio’s assets primarily in common stocks of companies that are believed to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	23.24
Consumer, Non-cyclical	19.60
Technology	17.21
Communications	13.56
Energy	7.03
Financial	6.03
Basic Materials	4.68
Consumer, Cyclical	4.42

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the All Cap Growth Trust Series I returned +12.06%, outperforming the +11.40% return of the Russell 3000 Growth Index.

Environment  > Despite high market volatility late in the year, major U.S. equity markets finished in positive territory. Early on, strong economic growth, favorable corporate earnings, and increased merger and acquisition activity drove equity markets. However, concerns about the credit markets, continued weakness in housing and rising oil prices weighed heavily on investor sentiment during the second half of the year.

In this environment, large- and mid-cap stocks outperformed small-cap stocks. Additionally, growth stocks outpaced value stocks. With the exception of the Financials and Consumer Discretionary sectors, positive performance was broad among Russell 3000 Growth Index sectors, with the best returns found in Materials, Energy and Utilities.

The Trust benefited from positive absolute performance in eight of ten market sectors, with the greatest impact on performance coming from holdings in the Industrials, Information Technology and Energy sectors. The portfolio outperformed its benchmark Index by wide margins in Industrials, Telecommunication Services and Energy. Industrials benefited from a broad-based rally for much of the year. The portfolio outperformed in this sector and in Telecommunication Services primarily because of strong stock selection. Many Energy companies continued to benefit from higher oil prices and the ongoing modernization and expansion of the global energy infrastructure. Within this sector, the portfolio benefited from solid stock selection.

Underperformance versus the Index was concentrated in the Financials and Consumer Discretionary sectors. Many Financials stocks faced selling pressure late in the year due to concerns about the extent of potential subprime loan defaults and the related credit crisis. Underperformance in this sector was driven by both stock selection and an overweight position. The portfolio underperformed in the Consumer Discretionary sector because of stock selection and an overweight position, as many consumer-related stocks struggled late in the year.

Outlook  > The Trust is positioned for what we believe will be a rebound for growth stocks. Global valuations have converged in recent years, resulting in little disparity between growth and value stocks. As a result, we expect companies that grow faster than investors expect and deliver superior returns on capital will outperform. We reduced our exposure to the Financials and Consumer Discretionary sectors due to less upside to earnings estimates. Proceeds from these sales were invested in attractive opportunities in Industrials, Energy and Health Care.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
All Cap Growth Trust Series I (began 3/4/96)	12.06%	12.37%	5.51%	—	79.19%	70.99%	—
All Cap Growth Trust Series II2 (began 1/28/02)	11.83%	12.15%	5.39%	—	77.38%	69.11%	—
All Cap Growth Trust Series NAV[3] (began 2/28/05)	12.08%	12.41%	5.53%	—	79.52%	71.31%	—
Russell 3000 Growth Index	11.40%	12.42%	3.83%	—	79.59%	45.62%	—
Combined Index[4]	11.40%	12.42%	3.11%	—	79.59%	35.86%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is a blend of the Russell Mid Cap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter.

Current subadviser assignment became effective May 1, 1999.

All Cap Value Trust

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch, Howard E. Hansen

INVESTMENT OBJECTIVE & POLICIES  > To seek capital appreciation by investing in equity securities of U.S. and multinational companies that are believed to be undervalued in all capitalization ranges.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	23.17
Consumer, Non-cyclical	21.61
Financial	11.68
Basic Materials	11.24
Energy	10.22
Communications	8.08
Consumer, Cyclical	6.11
Utilities	4.43
Technology	1.39

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the All Cap Value Trust Series I returned +8.33%, outperforming the –1.01% return of the Russell 3000 Value Index.

Environment  > The market experienced a very volatile year due to the fallout of the subprime lending industry, surging oil prices and the falling U.S. dollar. During 2007, growth stocks outperformed value across all market capitalizations and large-cap stocks outperformed both mid- and small-cap stocks.

The portfolio benefited most significantly from its dramatic underweight within the Financial Services sector, which posted a –21% return for the year as it continued to suffer from housing and credit-related troubles. Stock selection within the sector also helped performance. Stock selection within the Materials & Processing sector was another significant contributor as a mining company benefited from continued strong global demand and higher commodity prices driven by the weak U.S. dollar.

The portfolio’s relative underweight within the Integrated Oils sector was the largest detractor during the period as the sector performed well with oil prices surging toward $100 per barrel. Stock selection within the Utilities and Health Care sectors hurt performance.

Outlook  > As the market continued to experience volatility through the fourth quarter due to subprime fallout, surging oil prices and the falling value of the U.S. dollar, we continue to focus on avoiding areas with weak and/or deteriorating fundamentals while taking advantage of valuation discrepancies in the market to invest in companies with strong fundamentals. We continue to overweight the Materials & Processing sector as we feel many of these companies are benefiting from export-related opportunities resulting from rising global demand and a weak U.S. dollar. Conversely, we continue to exercise caution within the weak Financial Services sector, as issues within the subprime mortgage market continue to burden the sector. Because loan problems are still working their way through the system, we have only added to select positions that exhibit significant price weakness.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
All Cap Value Trust Series I (began 4/30/01)	8.33%	15.88%	—	6.49%	108.92%	—	52.12%
All Cap Value Trust Series II2 (began 1/28/02)	8.17%	15.68%	—	6.33%	107.12%	—	50.46%
All Cap Value Trust Series NAV[3] (began 2/28/05)	8.67%	15.98%	—	6.56%	109.87%	—	52.81%
Russell 3000 Value Index[4]	–1.01%	14.69%	—	7.53%	98.45%	—	62.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Asset Allocation Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, Michael T. Kerr, Susan M. Tolson, James R. Mulally

INVESTMENT OBJECTIVE & POLICIES  > To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The American Asset Allocation Trust invests all of its assets in the master fund, Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series. The Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The Asset Allocation Fund is designed for investors seeking above-average total return.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Bonds	21.7
Energy	11.0
Information Technology	9.1
Health Care	8.6
Financials	8.0
Industrials	6.8
Consumer Discretionary	5.9
Materials	5.2
Consumer Staples	4.1
Telecommunications Services	3.7

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the American Asset Allocation Trust Series II returned +1.28%, underperforming the +2.23% return of the Combined Index.

At the end of 2007, Asset Allocation Fund’s portfolio was 63.8% invested in equities, 21.7% invested in bonds and 14.5% invested in cash and equivalents.

Asset Allocation Fund’s results were largely helped by equity holdings in energy, information technology and materials. Holdings in financials, consumer discretionary and health care were the primary detractors for the 12-month period.

Bond markets generally offered solid returns, with the exception of high-yield corporate bonds and asset-backed securities. The fund’s bonds made a positive contribution for the calendar year, helped by global sovereign debt, but returns were held back by exposure to high-yield corporate bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Asset Allocation Trust Series II (began 5/1/07)	—	—	—	—	—	—	1.28%
Combined Index[2,3]	—	—	—	—	—	—	2.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 60% of the Standard & Poor’s 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

American Blue Chip Income and Growth Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Christopher D. Buchbinder, James B. Lovelace, C. Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES  > To seek to produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal consistent with sound common stock investing.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	19.7
Financials	16.0
Health Care	15.3
Industrials	10.9
Consumer Staples	9.7
Consumer Discretionary	9.3
Energy	6.0
Telecommunications Services	3.7
Materials	1.1
Utilities	0.9

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the American Blue Chip Income and Growth Trust Series II returned +1.48%, underperforming the +5.49% return of the S&P 500 Index.

The fund, which is designed to be at least 90% invested in top-quality companies at all times, was impacted in 2007 by major moves within the broader market. After a very strong first six months, in which the fund gained 7.31%, it suffered during the final six months of the year. Indeed, during the final three months, the fund declined 6.53%, giving back almost all of what it had gained during the first half of the calendar year.

The fund’s investments in banks and other financials sector stocks, which typically pay steady dividends and help meet the fund’s income objective, were particularly hard hit by the credit crunch during the final months of 2007.

The fund’s investments in energy equipment and services, metals and mining and in communications equipment contributed to gains, while holdings of stocks of thrifts and mortgage finance companies, as well as in consumer finance firms, hurt returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Blue Chip Income & Growth Trust Series I2 (began 7/9/03)	1.65%	—	—	12.30%	—	—	71.66%
American Blue Chip Income & Growth Trust Series II (began 5/5/03)	1.48%	—	—	12.13%	—	—	70.42%
S&P 500 Index[3]	5.49%	—	—	12.43%	—	—	72.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Bond Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Abner D. Goldstine, John H. Smet, David C. Barclay, Mark H. Dalzell

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks to maximize current income and preserve capital by investing at least 80% of its assets in bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Corporate Bond	41.3
Mortgage-Backed Securities	19.9
Non-U.S. governments/agencies	9.7
U.S. Treasuries	7.7
Government Agency Securities	4.3
Asset-backed Obligations	2.6
Municipal Securities	0.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the American Bond Trust Series II returned +2.76%, underperforming the +6.97% return of the Lehman Brothers U.S. Aggregate Index.

Because the objective of Bond Fund is to maximize current income and preserve capital, much of the fund is invested in securities that offer higher yields than U.S. Treasury bonds. In 2007, however, Treasuries beat other sectors of the bond market. Corporate bonds, particularly lower rated ones, hurt the fund’s relative results as investors became increasingly averse to risk.

Bond Fund had a heavy concentration in the debt of financial organizations, but with problems in the financial industry, those issues did worse than anticipated.

Bonds outside the U.S. helped the fund, in particular those denominated in currencies other than the U.S. dollar. While certain sectors to which the fund was exposed struggled in 2007, the fund’s overall diversification has served shareholders well over longer periods.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Bond Trust Series I2 (began 11/2/05)	2.96%	—	—	3.90%	—	—	9.71%
American Bond Trust Series II (began 7/29/05)	2.76%	—	—	3.75%	—	—	9.34%
Lehman Brothers U.S. Aggregate Index[3]	6.97%	—	—	4.99%	—	—	12.53%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered November 2, 2005. For periods prior to November 2, 2005, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 2, 2005 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Fundamental Holdings Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  > To seek long term growth of capital by investing in four Underlying Funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total
International Large Cap	14.92
Large Value	24.87
U.S. Large Cap	24.76
Total Equity	64.55
Fixed Income Asset Allocation
Intermediate Bond	35.45
Total	100.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the American Fundamental Holdings Trust Series II returned –3.08% underperforming the –1.12% return for the Combined Index.

Environment  > Stocks declined sharply during the portfolio’s short existence, from 11/1/07 to 12/31/07, as concerns intensified about the subprime mortgage crisis and the U.S. economy appeared headed for a recession. Investment segments with exposure to financial leverage were hit particularly hard including financial stocks, REITs and high yield bonds. For its part, the Federal Reserve Board tried to reassure investors by twice cutting the target federal funds rate by 0.25%. However, these adjustments failed to impress market participants, who had hoped for larger rate cuts. Inflationary pressures added to the difficulties stocks faced. Crude oil flirted with $100 per barrel during the period, and producer prices registered a 3.2% rise in November, the largest monthly increase since August 1973.

For the two month period, Large-caps were roughly even with mid-caps, with small-caps trailing. Growth beat value stocks, due to the weakness in the financial sector, which tend to fall into the value category. Foreign stocks underperformed their domestic counterparts, particularly in the international small cap and emerging markets segments.

Bonds’ reaction to the developing turmoil was based largely on their credit quality. Investment-grade bonds and particularly Treasury instruments performed well, as they were regarded as safe havens. Treasury yields, which had begun declining in earnest over the summer, continued to fall substantially in the fourth quarter. Conversely, high yield bonds and other riskier asset classes struggled amid the flight from risk. Global bonds, though subject to many of the same influences as domestic bonds, benefited from the weak U.S. dollar.

Investments in American Growth-Income, American Growth and American International funds all aided portfolio performance during the period, while American Bond detracted from results.

Outlook  > The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Fundamental Holdings Trust Series I (began 10/31/07)	—	—	—	—	—	—	–3.05%
American Fundamental Holdings Trust Series II (began 10/31/07)	—	—	—	—	—	—	–3.08%
American Fundamental Holdings Trust Series III (began 10/31/07)	—	—	—	—	—	—	–3.00%
Combined Index[2,3]	—	—	—	—	—	—	–1.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 65% of the Standard & Poor’s 500 Index and 35% of the Lehman Brothers Aggregate Bond Index.

American Global Diversification Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  > To seek long term growth of capital by primarily investing in five Underlying Funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total
Emerging Markets	9.96
International	59.65
Total Equity	69.61
Fixed Income Asset Allocation
High Yield Bond	7.15
Intermediate Bond	23.24
Total Fixed Income	30.39
Total	100.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the American Global Diversification Trust Series II returned –3.19% underperforming the –0.72% return for the Combined Index.

Environment  > Stocks declined sharply during the portfolio’s short existence, from 11/1/07 to 12/31/07, as concerns intensified about the subprime mortgage crisis and the U.S. economy appeared headed for a recession. Investment segments with exposure to financial leverage were hit particularly hard including financial stocks, REITs and high yield bonds. For its part, the Federal Reserve Board tried to reassure investors by twice cutting the target federal funds rate by 0.25%. However, these adjustments failed to impress market participants, who had hoped for larger rate cuts. Inflationary pressures added to the difficulties stocks faced. Crude oil flirted with $100 per barrel during the period, and producer prices registered a 3.2% rise in November, the largest monthly increase since August 1973.

For the two month period, Large-caps were roughly even with mid-caps, with small-caps trailing. Growth beat value stocks, due to the weakness in financials, which tend to fall into the value category. Foreign stocks underperformed their domestic counterparts, particularly in the international small cap and emerging markets segments.

Bonds’ reaction to the developing turmoil was based largely on their credit quality. Investment-grade bonds and particularly Treasury instruments performed well, as they were regarded as safe havens. Treasury yields, which had begun declining in earnest over the summer, continued to fall substantially in the fourth quarter. Conversely, high yield bonds and other riskier asset classes struggled amid the flight from risk. Global bonds, though subject to many of the same influences as domestic bonds, benefited from the weak U.S. dollar.

Investments in American Global Growth and American New World funds aided portfolio performance during the period, while American Global Small Cap, American Bond and American High-income Bond detracted from results.

Outlook  > The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Global Diversification Trust Series I (began 10/31/07)	—	—	—	—	—	—	–3.17%
American Global Diversification Trust Series II (began 10/31/07)	—	—	—	—	—	—	–3.19%
American Global Diversification Trust Series III (began 10/31/07)	—	—	—	—	—	—	–3.19%
Combined Index[2,3]	—	—	—	—	—	—	–0.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 70% of the MSCI World Index and 30% of the Lehman Brothers Aggregate Bond Index.

American Global Growth Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Nick Grace, Robert Lovelace, Steve Watson, Paul White

INVESTMENT OBJECTIVE & POLICIES  > To seek to make the shareholders’ investment grow over time. The American Global Growth Trust invests all of its assets in the master fund, Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies (including small and medium sized companies) located around the world, including emerging markets. The Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Global Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	12.3
Industrials	10.6
Consumer Discretionary	10.3
Financials	10.2
Health Care	8.0
Telecommunications Services	7.3
Consumer Staples	6.5
Materials	6.3
Energy	5.4
Utilities	4.2

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the American Global Growth Trust Series II returned +6.92%, outperforming the +2.64% return of the Lipper Global Fund Index.

Investing outside the United States was a good strategy for the fund during the year. Investments in developing markets, such as Brazil and China, were especially helpful. At the end of 2007, the fund had 56% of its assets invested outside the United States, including 30.8% in Europe and 19.8% in the Asia/Pacific Basin.

While markets in some countries, such as Germany, were particularly strong, others, such as Japan, had a more difficult year. The fund’s U.S. holdings amounted to 25.1% of assets, the largest single country concentration.

Although the fund outpaced its relevant indexes, it increased its cash position to 18.9% of assets at the end of 2007, up from 15.4% a year earlier.

The fund’s investments in independent power producers and energy traders and in oil, gas and consumable fuels helped boost results, while holdings in the stocks of thrifts and mortgage finance companies hurt returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Global Growth Trust Series II (began 5/1/07)	—	—	—	—	—	—	6.92%
Lipper Global Fund Index[2]	—	—	—	—	—	—	2.64%
MSCI World Index[2]	—	—	—	—	—	—	0.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Global Small Capitalization Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Gordon Crawford, J. Blair Frank, Mark Denning

INVESTMENT OBJECTIVE & POLICIES  > To seek to make the shareholders’ investment grow over time. The American Global Small Capitalization Trust invests all of its assets in the master fund, Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series. The Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world, including emerging markets. Normally, the Global Small Capitalization Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	17.0
Industrials	14.2
Information Technology	12.2
Materials	11.6
Health Care	9.4
Financials	8.1
Energy	6.7
Utilities	3.8
Consumer Staples	2.3
Telecommunications Services	1.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the American Global Small Capitalization Trust Series II returned +8.86%, outperforming the –0.11% return of the S&P/Citigroup Global Index.

Market review  > Domestically, Standard & Poor’s 500 Composite Index was down 3.33% for the quarter. For the year, the index ended up 5.49%. There was wide dispersion among sector returns in U.S stocks, with financial and consumer discretionary stocks in negative territory, while energy, materials and utilities had solid returns. There was also great disparity between the returns for small cap stocks, with growth stocks up 7.1% for the year, and value stocks, down 9.8% for the year, as measured by the Russell 2000 Growth and Value Indexes, respectively. Developed markets outside of the U.S., as measured by the MSCI EAFE Index, ended a turbulent quarter in negative territory, down 1.71% when measured in U.S.-dollar terms. Financial stocks dragged down the broader markets outside the U.S. as securitized debt markets unraveled, credit conditions deteriorated and the outlook for global growth was downgraded. Despite negative returns in the final quarter, the MSCI EAFE Index finished the year in positive territory, up 11.63% when measured in U.S.-dollar terms. For the year, the financial sector was the only one to fall in to negative territory, while materials and telecommunications led the way with strong positive results. Developing countries, as measured by the MSCI Emerging Markets Index, continued their positive trend finishing the quarter up 3.66% and the year up 39.78%. A weakening dollar continued to have a positive impact for investments outside the U.S.

Investment results analysis  > The underlying fund’s holdings in energy, material and utility stocks helped returns for the year. Fund results were hurt by the underlying fund’s holdings in specialty retail stocks. The fund continues to build on its foundation for the future. The investment analysts who work on the underlying fund speak several languages and are based in offices around the world. This diverse group gives the underlying fund the flexibility and capability to insightfully invest both inside and outside the United States.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Global Small Capitalization Trust Series II (began 5/1/07)	—	—	—	—	—	—	8.86%
S&P/Citigroup Global Index[2]	—	—	—	—	—	—	–0.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Growth Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Donnalisa Barnum, Ronald B. Morrow, Gordon Crawford, Michael T. Kerr, Gregg E. Ireland

INVESTMENT OBJECTIVE & POLICIES  > To seek to make the shareholders’ investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	19.0
Consumer Discretionary	16.0
Energy	14.0
Health Care	9.6
Financials	8.0
Materials	7.9
Industrials	7.7
Consumer Staples	7.2
Telecommunications Services	2.5
Utilities	1.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year 2007, the American Growth Trust Series II returned +11.73%, outperforming the +5.49% return of the S&P 500 Index.

The fund’s strong gains during the year can be traced not only to investments it made but also to investments it didn’t make. The fund’s investments in energy and technology helped, but the investment professionals’ decisions to avoid the financials sector were also a major factor. The stocks of many companies in the financials sector lost value during 2007.

Many analysts now believe the U.S. will slip into recession this year. We expect, however, that economies outside the U.S. will continue to grow. The fund invests about 20% of its assets in markets outside the U.S., and we expect many domestic companies to benefit from increased demand for U.S.-made goods, which are cheaper because of the weaker dollar.

During 2007, the fund was helped by its holdings in the energy and materials sectors as well as its investments in technology companies. Its investments in diversified financials, thrifts and mortgage firms as well as in building products companies hurt the fund’s returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Growth Trust Series I2 (began 7/9/03)	11.93%	—	—	15.64%	—	—	96.78%
American Growth Trust Series II (began 5/5/03)	11.73%	—	—	15.46%	—	—	95.37%
S&P 500 Index[3]	5.49%	—	—	12.43%	—	—	72.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, the performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Growth-Income Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Claudia P. Huntington, C. Ross Sappenfield, Donald D. O’Neil

INVESTMENT OBJECTIVE & POLICIES  > To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	21.7
Financials	12.7
Health Care	12.6
Consumer Discretionary	9.7
Industrials	9.2
Energy	8.8
Consumer Staples	7.1
Materials	3.7
Telecommunications Services	3.0
Utilities	1.6

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year 2007, the American Growth-Income Trust Series II returned +4.48%, underperforming the +5.49% return of the S&P 500 Index.

The fund invests in high-quality, dividend-paying companies. This focus on dividends led to investments in banks and other financial institutions that typically pay healthy dividends. Those holdings were especially hard hit by the credit crunch. The impact of woes in the financial services industry can be seen in the fund’s returns over the course of the year. During the first half of the year, the fund gained 8.07%, but in the last quarter of the year, it lost 5.24% primarily due to troubles in the financial sector.

Not surprisingly, the fund’s investments in the stocks of consumer finance firms, thrifts and mortgage finance companies and in diversified financial services companies all undermined results. Offsetting these investments were gains from holdings in metals and mining, communications equipment and in energy equipment and services.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Growth-Income Trust Series I2 (began 7/9/03)	4.64%	—	—	12.53%	—	—	73.26%
American Growth-Income Trust Series II (began 5/5/03)	4.48%	—	—	12.35%	—	—	72.04%
S&P 500 Index[3]	5.49%	—	—	12.43%	—	—	72.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception is not available.

American High-Income Bond Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Abner G. Goldstine, David Barclay, Susan Tolson

INVESTMENT OBJECTIVE & POLICIES  > To seek to provide a high level of current income and, secondarily, capital appreciation. The American High-Income Bond Trust invests all of its assets in the master fund, Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series. The High-Income Bond Fund invests at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by Moody’s or BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.”

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Corporate Bonds	67.0
Non-U.S. Corporate Bonds	14.3
Mortgage-Backed Securities	1.7
Non-U.S. Government Bonds	1.5
U.S. Treasury Bonds & Notes	0.2

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the American High-Income Bond Trust Series II returned –3.41%, underperforming the –1.81% return of the Merrill US High Yield Master II Index.

It was a challenging year for high-yield debt, as investors reconsidered how much risk they were willing to take in the wake of the subprime mortgage collapse and concerns over the strength of the broader economy. Spreads in high-risk securities widened significantly, which provided a substantial headwind against producing a robust total return. The housing slowdown, which began in 2006, continued to have a negative impact on homebuilding and construction materials, and the ongoing credit and liquidity problems hurt financials.

In this environment, the fund’s results were dampened by exposure to automobiles, homebuilding, financials and construction materials. The fund was helped by its holdings in wireless telecommunication services, media, information technology, and aerospace and defense. Credit and liquidity remain a concern in the high-yield markets, though global economies continue to do well and corporate balance sheets remain strong.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American High-Income Bond Trust Series II (began 5/1/07)	—	—	—	—	—	—	–3.41%
Merrill US High Yield Master II Index[2]	—	—	—	—	—	—	–1.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American International Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Robert W. Lovelace, Alwyn W. Heong, Sung Lee

INVESTMENT OBJECTIVE & POLICIES  > To seek to make the shareholders’ investment grow. The portfolio invests primarily in common stocks of companies located outside the United States.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	18.7
Health Care	12.3
Materials	10.7
Telecommunications Services	10.2
Information Technology	9.6
Consumer Discretionary	7.7
Energy	6.3
Consumer Staples	5.5
Industrials	5.4
Utilities	5.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the American International Trust Series II returned +19.41%, outperforming the +11.62% return of the MSCI EAFE Index.

The portfolio outperformed its benchmark during the year ended December 31, 2007, and outpaced both the MSCI EAFE (Europe, Australasia, Far East) Index, which rose 11.62%, and the MSCI ACWI (All Country World Index) ex USA, which gained 17.12%.

A predominate theme throughout 2007 was the strength of markets outside the U.S. Germany’s DAX rose 36.4% when measured in dollars, while London’s FTSE gained 5.2% in dollar terms.

Developing markets also had a strong year. Brazil’s market rose 80.0% when measured in dollars, and in China, the Shanghai Composite Index advanced 96.7%. India saw its market gain more than 70%.

Not all countries shared the same good fortune, however. In Japan, for example, the Nikkei 225 Index lost 11.1% in yen and 6.2% in dollars.

The fund’s holdings in construction and engineering companies helped, while its investments in consumer finance and specialty retail held back returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American International Trust Series I2 (began 7/9/03)	19.58%	—	—	23.99%	—	—	172.23%
American International Trust Series II (began 5/5/03)	19.41%	—	—	23.80%	—	—	170.26%
MSCI EAFE Index[3]	11.62%	—	—	23.63%	—	—	168.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American New World Trust

Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: David Barclay, Robert Lovelace, Carl Kawja

INVESTMENT OBJECTIVE & POLICIES  > To seek to make the shareholders’ investment grow over time. The American New World Trust invests all of its assets in the master fund, Class 1 shares of the New World Fund, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	14.1
Industrials	13.8
Consumer Staples	11.0
Consumer Discretionary	8.7
Energy	8.2
Materials	6.8
Telecommunications Services	6.8
Information Technology	6.7
Bonds	5.7
Health Care	3.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the American New World Trust Series II returned +20.73%, outperforming the +4.34% return of the MSCI AC World Index.

The portfolio benefited from its holdings in developing markets, such as Russia and Turkey. Although China received much media attention during 2007, other developing markets posted strong gains, too. In Brazil, the market rose 80.0%; in India and Turkey, the benchmarks gained more than 70% each based on MSCI indices.

New World Fund invests in companies in both developed and developing markets and holds stocks and bonds in its portfolio. Thus, in strong up markets, the fund may trail emerging markets indexes, as it did this year, but it may not decline as much in down markets.

The fund’s investments in the stocks of chemicals companies, as well as in construction and engineering firms, helped returns, while its holdings in the containers and packaging industry and in real estate management and development firms hurt returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American New World Trust Series II (began 5/1/07)	—	—	—	—	—	—	20.73%
MSCI AC World Index[2]	—	—	—	—	—	—	4.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Blue Chip Growth Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  > To provide long-term growth of capital with current income as a second objective. The portfolio invests at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	18.13
Consumer, Non-cyclical	17.21
Technology	15.36
Financial	14.97
Industrial	10.32
Energy	8.03
Consumer, Cyclical	7.96
Basic Materials	2.73

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Blue Chip Growth Trust Series I returned +12.75%, outperforming the +5.49% return of the S&P 500 Index.

Environment  > U.S. stocks declined in the fourth quarter of 2007, but most major indexes finished the year with gains. Equities fell amid concerns that rising oil prices, the residential real estate recession and continuing credit market turmoil would lead to a significant economic slowdown. Market volatility was extremely high and, in October and November, the S&P 500 Index suffered its first correction — a drop of 10% or more — in about five years. Over the year, Energy and Materials were the leading sectors, on high global demand for oil and commodities. Financials and Consumer Discretionary were the worst performers, as the subprime lending fallout affected broader credit markets and dampened consumer spending. Small-cap shares fared worse than their larger peers, and growth stocks outpaced value stocks.

While Financials was the worst-performing sector in the Index, the portfolio’s stock selection in this sector was the primary driver of relative outperformance. Our capital markets holdings benefited from stock selection. Our overweight position and stock selection powered the outperformance of Information Technology. Holdings in the computers and peripherals industry and in the communications equipment industry were sources of strength.

Consumer Discretionary outperformed on stock selection, even as the sector did poorly in the Index. The Internet and catalog retail industry had a positive impact. Not owning the Utilities sector was the major detractor from relative performance and an underweight in Consumer Staples proved detrimental. Energy was a detractor due to an underweight position relative to the benchmark, but stock selection partially offset this. The portfolio is concentrated in energy equipment and services companies.

Outlook  > Amid a variety of investor concerns, from tighter credit conditions to geopolitical events, we believe that prospects for corporate earnings growth and relatively stable interest rates will be favorable for the markets. Valuations are not as supportive as they were in mid-year, which gives us caution. However, quality, consistent-growth companies continue to appear attractive.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I (began 12/11/92)	12.75%	12.94%	5.90%	83.75%	77.35%
Blue Chip Growth Trust Series II2 (began 1/28/02)	12.51%	12.72%	5.78%	81.95%	75.46%
Blue Chip Growth Trust Series NAV[3] (began 2/28/05)	12.81%	12.97%	5.91%	84.03%	77.62%
S&P 500 Index	5.49%	12.83%	5.91%	82.86%	77.56%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Capital Appreciation Trust

Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 65% of the portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that are believed to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	26.02
Communications	19.64
Technology	16.95
Financial	8.35
Industrial	7.83
Consumer, Cyclical	7.38
Energy	5.49
Basic Materials	4.25

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Capital Appreciation Trust Series I returned +11.61%, underperforming the +11.81% return of the Russell 1000 Growth Index.

Environment  > U.S. economic growth began to slow in 2007, but continued strength overseas, especially in emerging markets, helped drive U.S. expansion. Commodities prices remained elevated, oil prices continued to rise and the U.S. dollar weakened against most major currencies. Inflation, while still largely contained, remained a risk. Corporate earnings growth began to slow, and negative earnings revisions became more common, with financial, retail and homebuilding companies bearing the brunt. Rising energy prices, higher mortgage payments, and reduced home equity combined to slow consumer spending. Employment, however, remained healthy. Problems in the subprime mortgage market, evident early in the year, spread as 2007 progressed. The ensuing credit crunch led to heightened market volatility. Major financial institutions with balance sheets exposed to structured investment vehicles were hit, some hard. With fears of a serious slowdown in economic growth, the Federal Reserve lowered the federal funds rate for the first time since June 2003.

Outlook  > The outlook for 2008 is uncertain. The scope of the mortgage-backed securities and bank structured investment vehicle problems is not yet fully known. Capital infusions into financial institutions are helping to moderate short-term concerns about capital adequacy but not altering the reluctance of financial institutions to extend credit. A lack of credit expansion is likely to crimp growth over the intermediate term; market expectations for economic and corporate profits growth in 2008 have accordingly been scaled back. Earnings projections are likely to be cut further, as the ripple effects of restrictive credit pose a challenge to consumer and broader spending.

Against this backdrop, we continue to focus on companies we believe can generate recurring free cash flows and sustain above-average growth. We project that our current holdings will generate weighted-average earnings-per-share growth in the mid-teens in 2008, slightly lower than the portfolio’s aggregate earnings growth in 2007. To generate these gains, our companies must capitalize on opportunities to grow revenue through market growth, market share expansion, and new product introductions and innovation.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Capital Appreciation Trust Series I (began 11/1/00)	11.61%	12.99%	—	–1.23%	84.16%	—	–8.51%
Capital Appreciation Trust Series II2 (began 1/28/02)	11.36%	12.80%	—	–1.37%	82.59%	—	–9.43%
Capital Appreciation Trust Series NAV[3] (began 2/28/05)	11.69%	13.06%	—	–1.19%	84.71%	—	–8.24%
Russell 1000 Growth Index[4]	11.81%	12.10%	—	–2.42%	77.06%	—	–16.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Classic Value Trust

Subadviser: Pzena Investment Management, LLC
Portfolio Managers: John P. Goetz, Antonio DeSpirito, Richard S. Pzena

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 80% of its assets in domestic equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	38.26
Consumer, Non-cyclical	19.49
Consumer, Cyclical	15.46
Technology	10.38
Utilities	4.16
Communications	4.12
Industrial	3.61
Energy	2.19

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Classic Value Trust Series I returned –12.58%, underperforming the –0.17% return of the Russell 1000 Value Index.

Environment  > The S&P 500 index was up 5.5% for 2007, the fifth consecutive year of gains, though the second half of the year was much weaker than the first. Large-cap stocks outperformed small caps for the year, for the first time in seven years. Growth also outperformed value for the first time since 1999, with the Russell 1000 Value Index down 0.17% and the Russell 1000 Growth Index up 11.8%.

The negative performance was due primarily to positions in the Financial Services and Technology sectors. Underperformance relative to the Index was also driven by underweights in Integrated Oils, Other Energy and Utilities. Autos and Transportation, and Utilities, generated the largest positive performance.

Outlook  > The message we see in recent performance is that an overreaction has taken place, in which a bubble in Commodities stocks has formed in tandem with the punishment of Financials. Current valuation spreads represent one of the most attractive opportunities for deep value in the past 35 years. Given these circumstances, we have maintained our high portfolio weights in Financials, Consumer Discretionary and Healthcare while generally avoiding exposure to the Commodity and Industrial Cyclical sectors. In other words, our commitment to disciplined classic value investing has not wavered. We look forward to the unwinding of the current scenario.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Classic Value Trust Series I (began 5/3/04)	–12.58%	—	—	5.94%	—	—	23.54%
Classic Value Trust Series II (began 5/3/04)	–12.80%	—	—	5.73%	—	—	22.64%
Classic Value Trust Series NAV[2] (began 4/29/05)	–12.58%	—	—	6.00%	—	—	23.78%
Russell 1000 Value Index[3]	–0.17%	—	—	11.72%	—	—	50.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Core Equity Trust

Subadviser: Legg Mason Capital Management, Inc.
Portfolio Managers: Mary Chris Gay

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital growth by investing at least 80% of the portfolio’s net assets in equity securities that offer the potential for capital growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	33.64
Financial	23.47
Consumer, Non-cyclical	9.82
Technology	9.57
Industrial	7.07
Consumer, Cyclical	6.92
Utilities	6.08
Basic Materials	0.55
Energy	0.27

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Core Equity Trust Series I returned –5.89%, underperforming the +5.49% return of the S&P 500 Index.

Environment  > Equity markets in general saw a solid first half of the year. The upward trend that began in earnest after the Federal Reserve’s pause last August continued into 2007 until concerns about the subprime mortgage market, a possibly overheated Chinese market and renewed talk about a recession caused a brief dip in late February and early March. Market turmoil began over the summer, however, as a credit and liquidity crunch spooked investors and prompted a market correction. Fears of a further collapse in the subprime market led to the avoidance of all things mortgage-related, which in turn froze commercial paper and other debt markets. The Federal Reserve gave markets a reprieve by stepping in to cut the federal funds and discount rates.

However, markets fell in the fourth quarter amid renewed fears that secondary effects from the housing slowdown would throw the economy into a recession. Further unnerving investors were multi-billion-dollar asset write-downs at several large financial institutions, some of which prompted CEOs to be dismissed. Overall, though, the first half’s strong returns were enough to leave the major indices in positive territory for the year, with growth and large-cap stocks assuming leadership from their value and small-cap counterparts, respectively.

The portfolio’s underperformance was primarily due to weakness from our holdings in the Telecommunication and Financials sectors; our slight position in the strong-performing Energy sector also weighed meaningfully on relative performance.

Outlook  > While we continue to monitor issues in the credit and housing markets and the economy overall, we continue to believe the stock market looks very attractive from a valuation standpoint, as well as compared to the bond market. Even allowing for the possibility that consensus 2008 earnings estimates may be slightly too high, we still expect to see mid to high single digit returns for 2008.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Equity Trust Series I (began 5/3/04)	–5.89%	—	—	5.37%	—	—	21.10%
Core Equity Trust Series II (began 5/3/04)	–6.06%	—	—	5.17%	—	—	20.27%
Core Equity Trust Series NAV[2] (began 2/28/05)	–5.85%	—	—	5.41%	—	—	21.31%
S&P 500 Index[3]	5.49%	—	—	9.76%	—	—	40.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Dynamic Growth Trust

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Robert Janis, Joseph Axtell

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 80% of its net assets in stocks and other equity securities of medium-sized U.S. companies with strong growth potential that are within the market capitalization range of the Russell MidCap Growth Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.31
Technology	17.02
Industrial	14.06
Energy	13.95
Basic Materials	10.67
Consumer, Cyclical	9.86
Communications	8.89
Financial	2.62

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Dynamic Growth Trust Series I returned +9.27%, underperforming the +11.43% return of the Russell Midcap Growth Index.

Environment  > In the first half of 2007, inflation fears, rising global interest rates, increases in energy prices and subprime mortgage woes contributed to volatility in the U.S. and global equity markets. In that same period, strong rallies in U.S. stocks were driven by better-than-expected corporate earnings and a rush of merger and acquisition activity. However, U.S. stock market volatility continued through the year. Several financial institutions reported write-downs of tens of billions of dollars stemming from the sub-prime mortgage crisis. However, worldwide there has been adequate liquidity to offset such losses through investments in these troubled companies. Toward the end of the year, the dollar fell to record lows while oil prices reached new highs. In an effort to stimulate economic activity and avoid a recession, the Federal Reserve cut the federal funds short-term interest rate three times, stating that energy and commodity prices threatened to spur increased inflation.

Outlook  > As 2007 came to a close, concern grew over whether the U.S. economy is headed for recession or will return to growth in line with long-term trends. So far, the spillover from the housing correction has induced only a moderate decline in consumer spending. Future consumer behavior will also depend heavily on the labor market, which has cooled but not collapsed. Market participants are worried that rising inflation will limit the Fed’s ability to continue cutting short-term rates. However, we expect to see some additional Fed easing in the first half of 2008. At the moment, the economy continues to draw support from the corporate sector and growth in net exports, which benefit from a weaker dollar and the strength of the world economy. It remains to be seen whether consumer confidence and spending will remain positive in the face of the ongoing housing correction, tighter credit conditions and a declining labor market.

Within the mid-cap segment, we expect growth stocks to continue to outperform value stocks through 2008 as investors reward quality growth companies with strong fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Dynamic Growth Trust Series I (began 5/1/00)	9.27%	14.12%	—	–7.97%	93.55%	—	–47.10%
Dynamic Growth Trust Series II2 (began 1/28/02)	9.18%	13.98%	—	–8.08%	92.35%	—	–47.58%
Dynamic Growth Trust Series NAV[3] (began 4/29/05)	9.44%	14.15%	—	–7.95%	93.84%	—	–47.02%
Russell Midcap Growth Index[4]	11.43%	17.90%	—	0.83%	127.79%	—	6.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Effective December 14, 2007 Wellington Management, LLP became the subadvisor.

Emerging Growth Trust

Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Henry E. Mehlman, Alan E. Norton

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing primarily in high quality securities and convertible instruments of small-cap U.S. companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	28.87
Industrial	13.51
Technology	12.35
Consumer, Cyclical	6.95
Financial	6.18
Energy	5.50
Communications	4.95
Government	1.42

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Emerging Growth Trust Series I returned +3.99%, underperforming the +7.05% return of the Russell 2000 Growth Index.

Environment  > The stock market was extremely volatile and ultimately weak this year. The housing and credit markets continued to deteriorate, causing concerns about consumer spending and the solvency of many companies associated with mortgages. Many large financial institutions revealed massive credit write-downs, and questions arose regarding the housing downturn’s ultimate impact on the economy. While the U.S. government pledged relief, and the Federal Reserve had an easing posture, the debate intensified as to whether measures were enough to avoid recession. As the year ended, the question of whether the economy was entering a recession or mid-cycle slowdown intensified.

The Trust underperformed its peer group and benchmark. Stock selection was the primary factor influencing the negative relative results. While diversification is a hallmark of our investment philosophy and process, a handful of individual names faced intense selling pressure that resulted in an outsized detraction from performance.

Outlook  > We are concerned that the economy is nearing recession, but we think it’s more likely that we are in a mid-cycle slowdown. Recent economic data has been weak, although this should indicate that inflation is controlled. We anticipate the Fed will continue to cut interest rates, and be aggressive in trying to alleviate credit concerns. Consumer sentiment likely will be weak for a while, and the Financials sector will take some time to work out its issues. Thus, our largest active bets remain in Health Care and Technology. We continue to focus our efforts on identifying high-quality growth companies, which should be attractive in a slowing economic environment.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Emerging Growth Trust Series I (began 5/5/03)	3.99%	—	—	12.73%	—	—	74.71%
Emerging Growth Trust Series II (began 5/5/03)	3.74%	—	—	12.48%	—	—	72.90%
Emerging Growth Trust Series NAV[2] (began 2/28/05)	4.01%	—	—	12.74%	—	—	74.83%
Russell 2000 Growth Index[3]	7.05%	—	—	15.73%	—	—	97.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Emerging Markets Value Trust

Subadviser: Dimensional Fund Advisors
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing primarily in companies associated with emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	23.41
Basic Materials	18.92
Industrial	14.23
Consumer, Cyclical	12.35
Energy	8.72
Consumer, Non-cyclical	8.03
Diversified	4.70
Communications	3.87
Technology	3.79
Utilities	1.98

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the Emerging Markets Value Trust Series NAV returned +19.94%, underperforming the +30.53% return of the MSCI Emerging Markets Index.

Environment  > For the year, global equity markets had mostly positive returns, although those returns were below historical averages and varied by asset class. The broad U.S. equity market, as measured by the Russell 3000 Index, had a return of 5.1% in 2007. International returns for U.S. investors were substantially better and were aided by the U.S. dollar’s relative weakness. In 2007, the U.S. dollar’s depreciation ranged from 1.7% against the British pound to 17.3% against the Canadian dollar.

Developed market equities, as measured by the MSCI EAFE Index, posted a return of 11.2% in 2007. Emerging markets equities were the best-performing asset class in 2007. The dollar-denominated return on emerging markets stocks, as measured by the MSCI Emerging Markets Index, was 39.4% in 2007. The U.S. dollar also depreciated against most emerging markets currencies, which aided the dollar-denominated returns on emerging markets stocks.

The portfolio’s underweighted position in China had a large negative impact on its relative performance, as China was the best-performing emerging market from May to December 2007. The best-performing stocks across the style spectrum were those with little or no tilt to either growth or value. The portfolio’s smaller allocation than the Index to growth stocks boosted relative performance. In contrast, the portfolio’s overexposure to deep-value stocks and the relative underperformance of its basket of deep-value stocks had a large negative impact on relative performance. Large-cap stocks outperformed small-cap stocks in emerging markets during the period. As a result, the portfolio’s overweighted position to the smallest companies and its underweighting to the largest companies greatly hurt its relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Emerging Markets Value Trust Series I (began 5/1/07)	—	—	—	—	—	—	20.57%
Emerging Markets Value Trust Series NAV (began 5/1/07)	—	—	—	—	—	—	19.94%
MSCI Emerging Markets Index[2]	—	—	—	—	—	—	30.53%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Emerging Small Company Trust

Subadviser: RCM Capital Management, LLC
Portfolio Managers: Thomas J. Ross, Louise M. Laufersweiler

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing at least 80% of the portfolio’s total net assets in equity securities of U.S. companies with smaller capitalizations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.46
Consumer, Cyclical	14.16
Technology	11.81
Financial	11.16
Communications	10.28
Industrial	7.63
Energy	6.52
Basic Materials	1.51

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Emerging Small Company Trust Series I returned +8.05%, outperforming the +7.05% return of the Russell 2000 Growth Index.

Environment  > Small-cap growth stocks traced a steady upward trend through the first half of 2007, but subprime concerns and the threat of economic slowdown elevated volatility levels in the second half. The fourth quarter, typically a stronger quarter for stocks, was the first negative fourth quarter for the Russell 2000 Growth Index in seven years.

The most publicized theme of 2007 was the credit market turmoil resulting from defaults on subprime loans. Credit concerns led to an increase in volatility and noticeable dispersion among sectors. With subprime issues pushing up the cost of financing and home equity values in decline, the prospect of a consumer-led recession began to emerge.

Combatting the threat of recession, the Federal Reserve has been diligent in its stimulus efforts. Three rate cuts totaling 100 basis points (a full percentage point) have been executed since August.

Relative returns were boosted by superior stock selection in nearly every sector, led by Consumer Staples, Financials and Telecommunication Services. In contrast, Industrials stock selection and an overweight exposure to Financials detracted from returns.

Outlook  > The current environment poses many headwinds for U.S. consumers, which could ultimately lead to a recession in 2008. Nonetheless, several factors argue for a healthy market, including the discounted value of stocks, and the commitment that policy makers have made toward supporting the economy.

Despite recent volatility in the small-cap segment, focus on high-quality growth companies has led to significant outperformance. We will continue to invest in high-quality growth companies that we expect to outperform in times of increased uncertainty.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Emerging Small Company Trust Series I (began 1/1/97)	8.05%	12.61%	5.18%	81.11%	65.71%
Emerging Small Company Trust Series II2 (began 1/28/02)	7.84%	12.40%	5.07%	79.39%	64.04%
Emerging Small Company Trust Series NAV[3] (began 2/28/05)	8.08%	12.65%	5.20%	81.41%	65.97%
Russell 2000 Growth Index	7.05%	16.50%	4.32%	114.57%	52.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Equity-Income Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation and to provide dividend income. The portfolio invests at least 80% of its total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	18.66
Consumer, Non-cyclical	18.10
Energy	13.30
Communications	11.15
Industrial	11.06
Consumer, Cyclical	6.18
Basic Materials	5.44
Technology	5.22
Utilities	4.20

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Equity Income Trust Series I returned +3.35%, outperforming the –0.17% return of the Russell 1000 Value Index.

Environment  > Stocks hit record highs in 2007, before the housing, credit and liquidity crises brought the party to a halt. For the year, value stocks declined across all capitalization ranges, lagging growth-oriented shares, as measured by the Russell indices. In the Russell 1000 Value Index, Financial and Consumer Discretionary shares were the worst performers, weighed down by worry about fallout from ongoing financial and credit problems. Energy was the best-performing sector, followed by Utilities and Materials.

In terms of return relative to the Index, outperformance was driven by stock selection in the Financials sector, where it helped to be underweight the hard-hit banking and diversified financial services stocks. It also helped to be underweight the sector as a whole, because Financials made up the weakest slice of the benchmark by far.

Stock picks also drove relative results in the Information Technology sector. An overweight position and stock selection among Health Care shares were further sources of relative strength. Stock picks contributed most among pharmaceutical shares.

At the other end of the spectrum, it hurt to be underweight Utilities. These stocks were attractive during a period of economic and market uncertainty because of their steady-to-improving fundamentals and credit quality. Stock selection also detracted in the sector.

Stock selection had negative effects in the Telecommunications and Materials sectors, limiting relative results. In Telecommunications, it hurt to be underweight the big diversified telecommunication firms.

Outlook  > Investors should be patient through this period of market transition and adjustment, which involves correcting the economic excesses of the last few years. Looking at valuations, we see some great opportunities if you are willing to accept risk, making this arguably a great time to invest in some of the more troubled sectors of the market.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Equity-Income Trust Series I (began 2/19/93)	3.35%	13.01%	7.52%	84.29%	106.55%
Equity-Income Trust Series II2 (began 1/28/02)	3.16%	12.80%	7.42%	82.63%	104.53%
Equity-Income Trust Series NAV[3] (began 2/28/05)	3.39%	13.04%	7.54%	84.54%	106.83%
Russell 1000 Value Index	–0.17%	14.63%	7.68%	97.89%	109.65%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Financial Services Trust

Subadviser: Davis Advisers, L.P.
Portfolio Managers: Charles Cavanaugh, Kenneth Feinberg

INVESTMENT OBJECTIVE & POLICIES  > To seek growth of capital. The portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. It also invests primarily in common stocks of financial services companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	76.28
Consumer, Non-cyclical	9.69
Energy	4.81
Industrial	2.22

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Financial Services Trust Series I returned –6.82%, outperforming the –13.81% return of the Lipper Financial Services Index.

Environment  > Financial companies as a whole turned in the weakest performance of any sector of the S&P 500 Index. The banking, diversified financial and insurance industry groups all turned in negative performance. The portfolio’s financial holdings outperformed most companies in the S&P 500 Financials Index, but still turned downward. The portfolio’s non-financial holdings also declined overall.

Insurance and banking companies were the most important contributors to results, both turning in positive performance overall despite losses by the average insurance and banking company included in the S&P 500 Financials Index. The Trust made a significant investment in foreign companies and these holdings outperformed the benchmark Index.

Diversified financial companies represented the Trust’s largest holdings and were the key detractors from performance. The portfolio’s diversified financial companies underperformed the Index.

Outlook  > We continue to believe that long-term demographics favor financial services companies. The Trust’s investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Financial Services Trust Series I (began 4/30/01)	–6.82%	13.18%	—	5.39%	85.69%	—	41.91%
Financial Services Trust Series II2 (began 1/28/02)	–6.93%	12.96%	—	5.22%	83.95%	—	40.43%
Financial Services Trust Series NAV[3] (began 4/29/05)	–6.74%	13.20%	—	5.41%	85.91%	—	42.08%
Lipper Financial Services Index[4]	–13.81%	9.74%	—	5.04%	59.17%	—	38.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Franklin Templeton Founding Allocation Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: T. Anthony Coffey

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation*	% of Total
Conservative Allocation	33.34
International	33.33
Large Value	33.33
Total	100.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the Franklin Templeton Founding Allocation Trust Series II returned –3.08%, underperforming the +1.78% return of the Combined Index.

Environment:

Global Trust  > World stock markets outperformed the U.S. for the fifth consecutive year as U.S. dollar weakness enhanced equity returns for U.S.-based investors holding stocks denominated in other currencies. Emerging markets, in particular, driven by strong economic growth and continued high demand for raw materials, outperformed those in developed markets. Also contributing to performance were allocations to Russia, the Philippines (both ex-Index) and China. Stock selection and exposure in Hong Kong and Singapore also benefited the portfolio.

In contrast, the portfolio suffered from underweightings in the Metals and Mining as well as Chemicals Industries in the Materials sector. Additionally, poor stock selection in the U.S. and Japan negatively impacted the portfolio.

Income Trust  > Exposure in Energy and Materials sectors was a positive contributor to performance. This is partly driven by strong commodity prices as crude oil soared, approaching $100 per barrel at period-end. A position in Telecommunication Services also performed well due to strength in the wireless services and broadband segments.

Financial firms and home builders were significant detractors from performance as they were exposed to the subprime mortgage crisis. Corporate bond holdings also held back portfolio performance as widening spreads more than offset the rally in U.S. Treasury securities. Despite attractive revenue and cash flow growth, a cable industry bond issuer declined as its industry weakened, partly due to fears of elevated competition from Telecommunication Services providers and satellite broadcast companies.

Mutual Shares Trust  > Stock selection in the Energy and Industrial sectors as well as the tobacco industry aided performance. Specifically, three long-held investments that performed well were a large conglomerate from Norway, a diversified U.S. company with a major interest in insurance, and a U.K.-based tobacco company that benefited from strong operations as well as tobacco’s traditional role as a defensive stock.

Three positions that declined in value included a financial services conglomerate, a Belgium-based diversified financial company, and a dominant home improvement chain. While we had limited direct exposure to the subprime mortgage originators, the spreading contagion of the ensuing credit crisis hurt valuations of most financial institutions.

Outlook  > The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	—	—	—	—	—	—	–3.08%
Combined Index[2,3]	—	—	—	—	—	—	1.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 70% of The Standard & Poor’s 500 Index and 30% of The Lehman Brothers Aggregate Bond Index.

Fundamental Value Trust

Subadviser: Davis Advisers, L.P.
Portfolio Managers: Christopher C. Davis, Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES  > To seek growth of capital. The portfolio invests in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	32.21
Energy	15.63
Consumer, Non-cyclical	14.99
Consumer, Cyclical	10.36
Communications	7.98
Industrial	6.66
Technology	5.41
Basic Materials	0.92
Diversified	0.89

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Fundamental Value Trust Series I returned +4.04%, underperforming the +5.49% return of the S&P 500 Index.

Environment  > The sectors within the S&P 500 Index that turned in the strongest annual performance were Energy, Materials and Utility companies. The weakest sectors were Financial and Consumer Discretionary companies.

Energy was the top-performing sector within the Index. Energy companies were also the most important contributor to the portfolio’s annual performance. Our energy holdings outperformed the sector within the Index and the portfolio also benefited from a higher relative average weighting in this sector. The Trust made a significant investment in Consumer Staples companies, and they were the second most important contributor to performance. The portfolio’s Consumer Staples stocks outperformed the sector within the Index, and the portfolio benefited from a higher relative weighting in this sector. The Trust has identified a number of investment opportunities in foreign companies. As a group, the portfolio’s foreign holdings outperformed the S&P 500 Index over the period.

The greatest detractor from performance relative to the S&P 500 Index over the year was the portfolio’s higher weighting in the poor-performing Financials sector. A lower weighting in Information Technology, which was a strong sector, and poor stock selection among Materials companies also detracted from performance. The Financials sector was the worst performer within the S&P 500 Index. The portfolio’s financial companies outperformed those within the Index, but they were still the largest detractors from absolute performance. An overweighting in this sector held back both absolute and relative performance. The weak performance of the Trust’s Consumer Discretionary companies, along with a higher relative average weighting in this sector detracted from absolute as well as relative performance.

Outlook  > We have built a portfolio that differs in composition from the S&P 500 Index. Our investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Fundamental Value Trust Series I (began 4/30/01)	4.04%	13.48%	—	6.05%	88.23%	—	48.01%
Fundamental Value Trust Series II2 (began 1/28/02)	3.87%	13.25%	—	5.87%	86.26%	—	46.33%
Fundamental Value Trust Series NAV[3] (began 2/28/05)	4.08%	13.51%	—	6.07%	88.45%	—	48.19%
S&P 500 Index[4]	5.49%	12.83%	—	4.27%	82.86%	—	32.13%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Global Trust

Subadviser: Templeton Global Advisors Limited
Portfolio Managers: Cindy L. Sweeting, Tucker Scott, Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	19.26
Financial	17.61
Consumer, Non-cyclical	15.54
Industrial	13.05
Technology	12.96
Energy	7.73
Consumer, Cyclical	5.36
Basic Materials	1.30
Utilities	0.07

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Global Trust Series I returned 1.28%, underperforming the +9.57% return of the MSCI World Index.

Environment  > In 2007, most global equity markets posted strong returns as they benefited from solid economic growth. However, concerns about slower U.S. growth and declining asset quality surfaced in the first quarter and spread to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. World stock markets outperformed the U.S. for the fifth consecutive year as U.S. dollar weakness enhanced equity returns for U.S.-based investors holding stocks denominated in other currencies. Emerging market equities, driven by strong economic growth and continued high demand for raw materials, outperformed those in developed markets. U.S. dollar weakness versus major foreign currencies enhanced equity returns for U.S.-based investors and contributed to the portfolio’s performance.

During the year, performance benefited from allocations to Russia and the Philippines (both ex-Index) and an overweighting in China. Stock selection and overweightings in Hong Kong and Singapore also helped. Holdings in German industrial companies, and positions in several software companies, outperformed the Index and boosted relative returns.

In contrast, stock selection in the U.S. and Japan and an underweighting in Australia hindered results. The portfolio also suffered from underweightings in the metals and mining and chemicals industries of the Basic Materials sector. Additionally, U.S.-based Health Care holdings detracted from performance.

Outlook  > We view the recent uptick in equity market volatility as a return to normalcy and we expect it to remain a feature of the markets for some time. In such an environment, we do not expect the double-digit gains of recent years to continue. We do see opportunities to find bargains, and our value investment discipline generally finds us in search of hidden gems. We will continue to manage the Trust on a value-oriented basis and adhere to a long-term, patient investment style that focuses on fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Global Trust Series I (began 3/18/88)	1.28%	14.56%	5.75%	97.35%	74.87%
Global Trust Series II2 (began 1/28/02)	1.09%	14.35%	5.65%	95.49%	73.23%
Global Trust Series NAV[3] (began 4/29/05)	1.32%	14.59%	5.76%	97.58%	75.08%
MSCI World Index	9.57%	17.53%	7.45%	124.22%	105.13%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

Global Allocation Trust

Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: Thomas Clarke, Edwin Denson

INVESTMENT OBJECTIVE & POLICIES  > To seek total return, consisting of long-term capital appreciation and current income. The portfolio invests in equity and fixed income securities of issuers located within and outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	15.26
Government	13.80
Consumer, Non-cyclical	13.05
Mortgage Securities	11.64
Communications	7.81
Industrial	7.08
Technology	6.72
Consumer, Cyclical	6.27
Energy	5.45
Funds	4.11

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Global Allocation Trust Series I returned +5.13%, underperforming the +8.79% return of the Combined Index.

Environment  > Security selection was a large detractor from performance for the year. The U.S. bond and equity components were the largest negative factors. Asset allocation also held back returns. We were under weight emerging market debt which performed well over the period. Emerging market debt was relatively unscathed by turmoil in the credit markets with spreads widening modestly over the period. Our overweight to US equities and underweight to non-US equities neither materially helped nor hurt the portfolio. This relative positioning was flat for the period. Asset allocation decisions in emerging markets equities and out tactical high yield bond positioning contributed positively to returns during the period. Currency positioning was detrimental for the quarter. Underweights to the Australian dollar, the Canadian dollar and the euro were keys to the port folio’s underperformance.

Outlook  > According to our valuation discipline, global equities are within fair value range. Within equities, we find better relative valuation opportunities in U.S. equities, while developed market non-U.S. equities and emerging market equities are less attractive.

From a top-down perspective, we maintain underweight allocations to Japanese and emerging markets bonds. This reflects our valuation research, which showed these to be the most expensive bond markets. The strategy’s duration remains somewhat below that of the benchmark, reflecting our belief that yields remain below fair value. Overall, we prefer lower-yielding currencies, as well as Asian currencies. Risk-seeking behavior and carry trade activity continues to affect our positioning, as this behavior has contributed to increasingly stretched valuations.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Global Allocation Trust Series I (began 5/1/00)	5.13%	12.55%	—	1.99%	80.62%	—	16.30%
Global Allocation Trust Series II2 (began 1/28/02)	4.87%	12.36%	—	1.86%	79.09%	—	15.16%
Global Allocation Trust Series NAV[3] (began 2/28/05)	5.06%	12.57%	—	2.00%	80.78%	—	16.40%
Combined Index[4,5]	8.79%	14.05%	—	2.56%	92.98%	—	21.35%
S&P 500 Index[5]	5.49%	12.83%	—	1.69%	82.86%	—	13.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index was added to more accurately reflect the investment objective of the Global Allocation Trust, and is an unmanaged index compiled by UBS Global Asset Management. It is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9% Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Current subadviser assignment became effective May 1, 2003.

Global Real Estate Trust

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, Daniel Ekins, John Hammond, William Leung, John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks a combination of long-term capital appreciation and current income by primarily investing in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	82.44
Consumer, Non-cyclical	3.58
Consumer, Cyclical	1.46
Diversified	0.13
Industrial	0.13

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Global Real Estate Trust Series NAV returned –9.88%, underperforming the –7.27% return of the S&P/Citigroup World Property Index.

Environment  > The subprime contagion that affected the U.S. markets early in the year spread to the rest of the world as the year progressed. Fears of rising global interest rates affected the markets early in the year, but the true culprits of overall negative global real estate returns were what became a global credit crunch and fears of a slowdown in the global economy. Only Asia, which benefited from strong fundamentals and investor sentiment, had positive performance for the year, but it joined other regions to post negative returns in the final months of 2007.

Outlook  > We believe the United States is now facing a nearly even odds chance of economic growth dipping below zero and, despite all of the talk of markets decoupling, other markets are making realistic determinations of the spillover effects on their economies from retrenching U.S. consumers. The outlook for global property stocks is quite murky, with extreme uncertainty about the availability of capital and the extent to which decelerating global economic growth rates will weigh on valuations.

There is consensus in North America and Europe that a combination of high-quality assets, top-tier markets, conservative balance sheets, minimal refinance risk and proven management teams will be most effective at preserving valuations. Asia, while slowing, marches on and, even though development margins and volumes have come under pressure, such activity is still viewed positively. While Australia’s economy has proven itself somewhat isolated from a western slowdown, its capital markets have not. Several companies have succumbed, dragging others down with them. Nevertheless, domestic fundamentals there remain quite strong, and, as with other regions, cheap valuations may force us to revisit our underweight position. All regions are trading at discounts. Our current return outlook is quite tentative, but absent a U.S. recession, we expect low double-digit returns for the year. But a recession scenario would bring our return expectation down to roughly zero.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Global Real Estate Trust Series NAV (began 4/28/06)	–9.88%	—	—	5.86%	—	—	10.01%
EPRA/NAREIT Equity Index[2]	–11.76%	—	—	5.92%	—	—	10.09%
S&P/Citigroup World Property Index[2]	–7.27%	—	—	8.93%	—	—	15.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Growth & Income Trust

Subadviser: Independence Investments LLC
Portfolio Managers: John C. Forelli, Jay C. Leu

INVESTMENT OBJECTIVE & POLICIES  > To seek income and long-term capital appreciation by investing 65% of its total assets in a diversified mix of common stocks of large U.S. companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.48
Financial	17.47
Technology	13.93
Energy	13.32
Industrial	12.41
Communications	10.82
Consumer, Cyclical	5.46
Basic Materials	4.42
Utilities	2.61

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Growth & Income Trust Series NAV returned +4.07%, underperforming the +5.77% return of the Russell 1000 Index.

Environment  > While large-cap U.S. equities rose a moderate 5.5% in 2007, it was far from an ordinary year. The smaller capitalization and value market leadership of 2006 extended through May of this year, until the real estate bubble and related credit crisis weighed on the market from June through mid-August. The market sell off and hedge fund redemptions caused major market dislocations. Volatility subsided and large-cap, consistent growth companies led the market from mid-August through year-end. The Trust, while lagging behind the benchmark for the year, fared well through May and rebounded strongly relative to the benchmark from mid-August through December. Continued write-downs within the Financials sector caused concerns about consumer spending and a recession, leading to negative returns for the fourth quarter. The portfolio was well positioned and outperformed the benchmark for the final quarter of 2007.

Holdings within the Basic Materials, Utilities and Energy sectors were beneficial, while stocks in Technology, Retail and Financials detracted from performance.

Outlook  > It appears evident that we are entering a period of slowing economic growth, with a possible recession. Inflation is a concern as a barrel of oil crosses the $100 level. The Federal Reserve is aware of these issues and will provide a safety net through lower rates. Investors should continue to act risk-averse until concerns ease. We expect investors to continue to prefer the relative safety of large-capitalization stocks and growth stocks whose fortunes are not as closely linked to the future growth of the global economies. We believe the Trust is well positioned to continue to add value over the benchmark in this environment.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Growth & Income Trust Series NAV (began 3/29/86)	4.07%	12.02%	4.32%	76.40%	52.68%
Russell 1000 Index	5.77%	13.43%	6.20%	87.80%	82.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

Health Sciences Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Kris H. Jenner

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation. The portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	86.76
Financial	4.60
Consumer, Cyclical	3.33
Basic Materials	2.43
Industrial	0.93
Technology	0.87
Communications	0.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Health Sciences Trust Series I returned +17.67%, outperforming the +10.17% return of the Lipper Health/Biotechnology Index.

Environment  > U.S. stocks generally rose in 2007, but market volatility was extremely high in the last six months. In October and November, the S&P 500 Index suffered its first correction, a drop of 10% or more, in about five years. Energy was the highest-performing sector by a wide margin, due to soaring prices. The consequences of the subprime mortgage crisis and the ensuing credit crunch resulted in plummeting returns in the Financials sector. The Health Care sector fared well in this environment, bolstered early on by the biotechnology industry, and later by solid-growth companies in pharmaceuticals and health care services.

Stock selection was highly productive throughout the portfolio during the period, especially in biotechnology — the largest contributor to relative performance. Results were aided by an overweight position in biotechnology. Stock selection in pharmaceuticals provided the second greatest relative contribution to performance. Broadly, the group is benefiting from higher consumer drug-use rates, improving new-drug pipelines and corporate cost-cutting efforts. Although growth potential in the pharmaceutical group has improved from previous years, we remained underweighted as we see better long-term growth opportunities in other segments.

Strong stock selection and an overweight position to the services sector also added value. We expect the introduction of Medicare Part D to continue to have a favorable impact on services firms. Medicare Part D enrollment appears to have slowed, but it continues to enhance the prospects for companies in this area. Our underweight position to life sciences was the largest detractor from relative performance.

Outlook  > A weakening economic environment and enhanced market volatility suggests to us that generating good results in the Health Care sector will be increasingly dependent on stock selection, rather than an emphasis on one industry group or another. Although each sub-sector offers attractive growth opportunities, we favor therapeutic biotechnology and pharmaceutical companies offering novel products for unmet medical needs. We are also carefully monitoring the services segment for firms well placed to anticipate and respond effectively to any potential changes in health care regulations stemming from upcoming elections.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Health Sciences Trust Series I (began 4/30/01)	17.67%	17.67%	—	9.01%	125.64%	—	77.83%
Health Sciences Trust Series II2 (began 1/28/02)	17.44%	17.43%	—	8.84%	123.31%	—	76.01%
Health Sciences Trust Series NAV[3] (began 4/29/05)	17.73%	17.70%	—	9.03%	125.86%	—	78.01%
Lipper Health/Biotechnology Index[4]	10.17%	13.42%	—	5.51%	87.71%	—	43.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Income & Value Trust

Subadviser: Capital Guardian Trust Company2    Portfolio Managers: Michael Ericksen, David Fisher, Eugene Stein, Theodore R. Samuels, Karen Miller, Terry Berkemeier, Alan Wilson, Jim Mulally, Christine Cronin, Michael Locke, Wesley Phoa

INVESTMENT OBJECTIVE & POLICIES  > To seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income. The portfolio invests its assets in both equity and fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	16.19
Consumer, Non-cyclical	15.56
Mortgage Securities	12.78
Communications	10.64
Industrial	8.94
Consumer, Cyclical	6.98
Technology	6.77
Government	6.47
Energy	6.07
Asset Backed Securities	2.85

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Income & Value Trust Series I returned +1.11%, underperforming the +6.32% return of the Combined Index.

Environment  > U.S. equities made small gains as stocks soared to new highs on record merger and acquisition deals and earnings, then dropped dramatically as the cheap money dried up in the wake of the subprime mortgage crisis. By year’s end, investors grew concerned about the possibility of an economic recession, leaving the S&P 500 Index up just 5.5%. Boosted by results from Treasury bonds, which soared amid second-half volatility, and highly rated securities, the Lehman Brothers U.S. Aggregate Index returned 7%.

The portfolio was hurt by weak relative results for both stock and bond holdings. Among equities, the selection of Technology stocks was sub-par. Concern about the U.S. economy hurt some contract manufacturers and semiconductor memory companies. Financial stocks weighed down returns amid the credit crunch. Health Care stocks also were negative.

The portfolio’s bond portion, which was overweight both credit and securitized bonds, lagged the bond benchmark’s return, as Treasury securities significantly outperformed all other segments of the fixed-income market. Within the portfolio’s corporate bond holdings, investments in mortgage lenders, brokers and banks held back results.

Outlook  > While we do not yet know the full scope of the credit market crisis, we believe it will take time for all its ramifications to work through the financial system and the economy. But while there are pockets of weakness, there are also pockets of strength. We are encouraged by the growth of exports amid a weak dollar. We also think we are closer to restoring investor confidence as companies with subprime exposure take steps to improve the situation by writing down the value of their mortgage assets, shoring up their balance sheets, reducing dividends and issuing equity.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Income & Value Trust Series I (began 8/3/89)	1.11%	9.50%	5.78%	57.39%	75.39%
Income & Value Trust Series II2 (began 1/28/02)	0.91%	9.27%	5.66%	55.81%	73.42%
Income & Value Trust Series NAV[3] (began 4/29/05)	1.12%	9.52%	5.79%	57.58%	75.60%
Combined Index[4]	6.32%	9.56%	7.29%	57.84%	102.19%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers U.S. Aggregate Index, 10% of the 90 Day T-Bill and 7.5% of the Merrill Lynch Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data.

Current subadviser assignment became effective May 1, 1999.

International Core Trust

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES  > To seek high total return by investing at least 80% of its total assets in equity investments. The portfolio typically invests in a diversified portfolio of equity investments from a number of developed markets outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.40
Consumer, Non-cyclical	14.39
Consumer, Cyclical	13.31
Energy	11.12
Basic Materials	9.03
Communications	8.12
Industrial	8.07
Utilities	3.35
Technology	1.48
Diversified	0.07

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the International Core Trust Series I returned +11.49%, underperforming the +11.62% return of the MSCI EAFE Index.

Environment  > Non-U.S. equities declined for the quarter, but finished well into positive territory, thanks to a decline in the dollar. The MSCI EAFE Index was down 1.8% for the quarter but up 11.2% for the year. Without the falling dollar as a tail wind, however, the benchmark Index in local terms was down 3% for the quarter and gained only 3.5% for the year.

Within the portfolio, stock selection, country allocation and sector exposures all contributed to performance. Currency allocation had a negative impact. Stock selection was especially good in Japan and Canada, but a bit weak in Germany and Finland. Within sectors, our picks in Information Technology and Industrials outperformed. By country, our overweight to Germany added to returns more than our underweight to Australia detracted. By sector, the positive impact of our underweight to Financials and overweight to Energy outweighed the negative impact of underweights to Consumer Staples and Utilities.

The portfolio’s stock selection disciplines had mixed results as momentum outperformed strongly, quality-adjusted value had market-like returns, but intrinsic value underperformed.

Holdings in a Netherlands banking company, a British mining company and a Canadian technology firm helped this year’s return. Positions that detracted included a British financial company, a Japanese auto maker, and an underweight position in an Australian mining company.

Outlook  > The sustained decline of the dollar and underperformance of the U.S. market make international investing less of a safe harbor than it has been of late. It seems optimistic to assume EAFE markets will outperform the U.S. much in a downturn, given valuations. High quality, transparent earnings will likely command more of a premium, and growth-style investing may continue its momentum. That said, valuation-focused investors may reconsider some of the sectors most negatively in the news now, including Japan, which may provide opportunity for the future.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I (began 12/31/96)	11.49%	19.40%	6.37%	142.71%	85.47%
International Core Trust Series II2 (began 1/28/02)	11.21%	19.21%	6.29%	140.77%	83.98%
International Core Trust Series NAV[3] (began 2/28/05)	11.54%	19.46%	6.40%	143.29%	85.91%
MSCI EAFE Index	11.62%	22.08%	9.04%	171.21%	137.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

International Opportunities Trust

Subadviser: Marsico Capital Management, LLC
Portfolio Manager: James G. Gendelman

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	18.07
Financial	14.85
Consumer, Non-cyclical	13.82
Communications	10.77
Industrial	7.16
Energy	6.59
Utilities	5.77
Basic Materials	5.43
Technology	4.27
Diversified	1.10

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the International Opportunities Trust Series I returned +20.10%, outperforming the +11.62% return of the MSCI EAFE Index.

Environment  > International equity performance in developed markets was solid in 2007, surpassing their U.S. equity counterparts. This asset class benefited from a generally weaker U.S. dollar, which favored U.S.-based investors in international equities. Gains in developed markets, as measured by the MSCI EAFE Index, were widespread — nine of the 10 sectors of the Index posted positive returns. Emerging markets rose even higher than developed markets, benefiting from rising commodity and natural resource prices and robust economic growth in many international markets.

The Trust’s stock selection within the Energy and Information Technology sectors was a significant contributor to results. Stock selection in Telecommunication Services also was strong. During the reporting period, the portfolio maintained, on average, an underweighted posture in the weak-performing Financials sector, which helped returns. In addition, certain Financials holdings performed well.

Currency fluctuations may at times affect the Trust’s investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the dollar. Such fluctuations had a material, negative impact on the Trust’s performance. A specific holding in the Pharmaceuticals Biotechnology & Life Sciences industry emerged as the largest individual detractor from performance for the period. Certain Consumer Discretionary and Financials holdings also performed poorly.

Outlook  > As of year end, the portfolio’s economic sector allocations emphasized Consumer Discretionary, Financials, Consumer Staples and Information Technology, and country weightings emphasized Switzerland, France, the United Kingdom and Brazil. (Sector and country weightings are primarily a residual of the stock selection process.)

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Opportunities Trust Series I (began 4/29/05)	20.10%	—	—	25.81%	—	—	84.77%
International Opportunities Trust Series II (began 4/29/05)	19.77%	—	—	25.65%	—	—	84.13%
International Opportunities Trust Series NAV (began 4/29/05)	20.10%	—	—	25.89%	—	—	85.08%
MSCI EAFE Index[2]	11.62%	—	—	19.67%	—	—	61.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

International Small Cap Trust

Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation. The portfolio will invest at least 80% of its net assets in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	23.91
Industrial	19.34
Consumer, Non-cyclical	14.59
Financial	11.82
Communications	6.58
Technology	6.33
Basic Materials	5.01
Utilities	2.71
Energy	2.61
Diversified	1.69

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the International Small Cap Trust Series I returned +10.18%, underperforming the +14.84% return of the Combined Index.

Environment  > In 2007, most global equity markets benefited from generally solid economic growth despite increasing concerns about slowing growth and declining asset quality. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry helped boost merger and acquisition activity to record levels in the first half of 2007 and was an important driver of equity market performance. However, as liquidity dried, deal activity slowed significantly, hurting equity markets. U.S. dollar weakness versus most major foreign currencies enhanced equity returns for U.S. investors holding stocks denominated in other currencies.

During the fiscal year, a U.K.-based retailer of computer software, video games, consoles and related products was among the most significant contributors to portfolio performance. The Trust also benefited from its investment in a Denmark-based leading wind turbine manufacturer, which was supported by rising energy prices and increasing global interest in renewable energy and environmentally friendly power sources. A Taiwan-based global data-networking vendor was another major contributor to performance.

The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Among the holdings that detracted from performance were a Singapore-based provider of healthy lifestyle products in Asia, a U.K.-based large producer of non-woven fabrics and a Canadian supplier of automated manufacturing systems.

Outlook  > As we continue to monitor the economic environment, we remain focused on company fundamentals as the basis for stock selection. We remain cautiously optimistic about the prospects for the portfolio’s securities which are companies that we believe will grow earnings, cash flow and asset value.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
International Small Cap Trust Series I (began 3/4/96)	10.18%	23.78%	9.34%	190.52%	144.28%
International Small Cap Trust Series II2 (began 1/28/02)	9.90%	23.56%	9.25%	188.03%	142.19%
International Small Cap Trust Series NAV[3] (began 2/28/05)	10.20%	23.81%	9.36%	190.91%	144.60%
Citigroup Global ex U.S. <$2 Billion Index	14.84%	29.65%	13.56%	266.37%	256.57%
Combined Index[4]	14.84%	28.81%	12.10%	254.63%	213.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index was added to more accurately reflect the investment objective of the International Small Cap Trust. The Combined Index is a blend of the MSCI World ex US Index from inception through May 31, 2003 and the Citigroup Global Equity U.S. <$2 Billion Index from June 1, 2003 and thereafter.

International Small Company Trust

Subadviser: Dimensional Fund Advisors, L.P.
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  > The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of small cap companies. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also invest in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	21.11
Consumer, Non-cyclical	14.89
Consumer, Cyclical	14.34
Financial	11.90
Basic Materials	9.42
Energy	4.89
Communications	4.68
Technology	4.27
Diversified	1.67
Utilities	0.93

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the International Small Company Trust Series NAV returned +5.43%, outperforming the +1.79% return of MSCI EAFE Small Cap Gross Index.

Environment  > For the year, global equity markets had mostly positive returns, although those returns were below historical averages and varied by asset class. The broad U.S. equity market, as measured by the Russell 3000 Index, had a return of 5.1% in 2007. International returns for U.S. investors were substantially better and were aided by the U.S. dollar’s relative weakness. In 2007, the U.S. dollar’s depreciation ranged from 1.7% against the British pound to 17.3% versus the Canadian dollar. It also depreciated against most emerging markets currencies, which aided dollar-denominated returns on emerging markets stocks.

Developed market equities, as measured by the MSCI EAFE Index, returned +11.2% in 2007. Emerging markets equities were the best-performing asset class. The dollar-denominated return on emerging markets stocks, as measured by the MSCI Emerging Markets Index, was +39.4% in 2007.

The portfolio’s underweighted position to Japan, a country whose stocks performed poorly in 2007, had a large positive impact on relative performance, as did its exposure to Canada, which had very strong returns. Within the different regions, the portfolio’s baskets of securities generally outperformed those of the Index. In a year in which small-cap stocks greatly underperformed large-cap stocks in international developed markets, the portfolio’s overweighting to the smallest stocks in the small-cap universe held back its relative performance. Within the different market capitalization segments, the portfolio’s baskets of securities generally outperformed those of the Index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Small Company Trust Series NAV (began 4/28/06)	5.43%	—	—	6.80%	—	—	11.67%
MSCI EAFE Small Cap Gross Index[2]	1.79%	—	—	5.88%	—	—	10.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

International Value Trust

Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital. The portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	21.49
Financial	19.63
Consumer, Non-cyclical	13.61
Industrial	9.59
Consumer, Cyclical	8.36
Energy	7.02
Technology	5.22
Basic Materials	2.60
Utilities	1.82
Diversified	1.58

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the International Value Trust Series I returned +9.53%, underperforming the +11.62% return of the MSCI EAFE Index.

Environment  > In 2007, most global equity markets benefited from generally solid economic growth despite increasing concerns about slowing growth and declining asset quality. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry helped boost merger and acquisition activity to record levels in the first half of 2007 and was an important driver of equity market performance. However, as liquidity dried, deal activity slowed significantly, hurting equity markets. U.S. dollar weakness versus most major foreign currencies enhanced equity returns for U.S. investors holding stocks denominated in other currencies.

Relative to the benchmark MSCI EAFE Index, an underweighted allocation and stock selection in Japan benefited the portfolio’s results, as did stock selection in the U.K. and Spain. By sector, the Trust gained from an overweighted allocation to Telecommunication Services and stock selection in Industrials. The U.S. dollar depreciated versus most foreign currencies for the year, which contributed to performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

An underweighted allocation and stock selection in Australia and Germany and stock selection in Finland hurt relative performance during the year. By sector, our underweighting and stock selection in the Materials sector hindered our relative results. An underweighting to the Utilities sector and stock selection in the Financials sector also hampered relative returns.

Outlook  > As we continue to monitor the economic environment, we remain focused on company fundamentals as the basis for stock selection. We remain cautiously optimistic about the prospects for the portfolio’s securities — companies that we believe will grow earnings, cash flow and asset value.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Value Trust Series I (began 5/1/99)	9.53%	22.53%	—	8.23%	176.24%	—	98.47%
International Value Trust Series II2 (began 1/28/02)	9.36%	22.29%	—	8.11%	173.53%	—	96.53%
International Value Trust Series NAV[3] (began 2/28/05)	9.61%	22.53%	—	8.23%	176.15%	—	98.41%
MSCI EAFE Index[4]	11.62%	22.08%	—	7.48%	171.21%	—	86.95%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Large Cap Trust

Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan, Scott Hazen

INVESTMENT OBJECTIVE & POLICIES  > To seek to maximize total return, consisting of capital appreciation and current income. The portfolio invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies as in the Russell 1000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.42
Financial	18.58
Technology	11.54
Industrial	11.09
Communications	10.28
Consumer, Cyclical	9.41
Energy	8.22
Utilities	6.61

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Large Cap Trust Series I returned +1.40%, underperforming the +5.77% return of the Russell 1000 Index.

Environment  > Volatility returned to the U.S. equity market in 2007, starting in late February/early March, continuing in July and August, and culminating in a broader sell-off during the fourth quarter. The broad market, as defined by the Russell 3000 Index, was up 5.14% in 2007, despite falling 3.34% in the fourth quarter. Large-cap stocks outperformed small caps, with the Russell 1000 Index up 5.77% for the year and down 3.23% for the fourth quarter, while the Russell 2000 Index returned –1.57% and –4.58% for the respective periods. There was a broad spread in returns at the sector level during the year and in the fourth quarter. Sectors such as Energy and Materials (up 32% and 20%, respectively, for the year) outperformed, as prices for the underlying commodities skyrocketed, while Financials significantly underperformed (–21% for the year and –15% for the fourth quarter), as investors and the companies themselves grappled with the growing fallout of the subprime mortgage collapse.

Outlook  > The overall U.S. market appears underpriced, but clearly some sectors are more attractive than others. In fact, the valuation spread between underpriced and overpriced stocks in the market is higher than it’s been since the aftermath of the technology bubble of the late 1990s. Over time, we expect a contraction in the valuation spread between overpriced and underpriced stocks. Historically when this has happened, the portfolio has generated very attractive levels of excess returns.

Three aspects of the portfolio going into 2008 that we expect will be very important to its performance during the year are its positioning within the Financials sector, and the underweights to the Energy and Materials sectors. We believe these strategies will benefit our clients going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Large Cap Trust Series I (began 4/29/05)	1.40%	—	—	10.65%	—	—	31.08%
Large Cap Trust Series II (began 4/29/05)	1.27%	—	—	10.41%	—	—	30.31%
Large Cap Trust Series NAV (began 4/29/05)	1.53%	—	—	10.68%	—	—	31.18%
Russell 1000 Index[2]	5.77%	—	—	11.81%	—	—	34.79%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Large Cap Value Trust

Subadviser: BlackRock Investment Management, LLC
Portfolio Manager: Robert Doll, Jr.

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. At least 80% of the portfolio’s net assets are invested in equity securities of large capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	23.61
Financial	20.22
Industrial	14.06
Consumer, Non-cyclical	11.41
Technology	10.23
Communications	7.03
Basic Materials	6.30
Consumer, Cyclical	3.83
Utilities	0.82

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Large Cap Value Trust Series I returned +4.38%, outperforming the –0.17% return of the Russell 1000 Value Index.

Environment  > Despite losing ground in the second half of the year amid continued weakness in the housing market and deterioration in financial conditions, U.S. equity markets ended 2007 in positive territory. Shares of large-cap growth companies significantly outperformed their large-cap value counterparts, with the Russell 1000 Growth Index gaining 11.81% versus the –0.17% return of the Russell 1000 Value Index. In 2007, the benign fundamentals that dominated 2003 to 2006 — strong global growth, rising profitability levels and falling risk premiums — were replaced by credit stress, pressures on the capital position of the financial system, questions about the sustainability of the business cycle, and rising energy and food prices. Reflecting these woes, government bond yields plummeted, the dollar fell more quickly than in earlier years, credit spreads widened and equities turned volatile. The Federal Reserve moved from an attitude of vigilance about inflation to one of providing liquidity and reducing interest rates to shore up the credit markets and fight economic weakness.

The portfolio’s good relative return benefited most notably from stock selection in Industrials, an overweight in Energy, security selection and an underweight in Financials, and stock selection in Health Care. The primary detractors from the comparative performance included security selection and underweights in Consumer Staples and Telecommunication Services, stock selection and an overweight in Information Technology, and security selection in Materials and Energy.

Outlook  > We believe that economic growth will slow somewhat around the world, but especially in the U.S. and Europe. U.S. housing remains in a recession and credit markets continue to experience turmoil. Avoiding a recession in the U.S. will require continued export strength, reliance on strong non-financial balance sheets and income statements, avoiding significant employment layoffs, and having an accommodative Fed. In our opinion, the U.S. equity market will remain volatile due to a high level of uncertainty and low level of liquidity. Nonetheless, as credit markets regain footing and as confidence is restored, inexpensive valuations should give way to improved equity market levels despite disappointing earnings. This will be especially evident with an accommodative Fed and reasonably tame inflation statistics.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Large Cap Value Trust Series I (began 5/5/03)	4.38%	—	—	18.13%	—	—	117.29%
Large Cap Value Trust Series II (began 5/5/03)	4.18%	—	—	17.91%	—	—	115.36%
Large Cap Value Trust Series NAV[2] (began 2/28/05)	4.45%	—	—	18.18%	—	—	117.70%
Russell 1000 Value Index[3]	–0.17%	—	—	14.93%	—	—	91.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Managed Trust

Subadvisers: Declaration Management and Research, LLC and Grantham, Mayo, Van Otterloo & Co. LLC2
Portfolio Managers: James Shallcross, Peter Farley, Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  > To seek income and long-term capital appreciation by investing primarily in a diversified mix of: (a) common stocks of large capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.95
Mortgage Securities	13.63
Financial	11.24
Energy	9.11
Consumer, Cyclical	8.36
Technology	7.16
Communications	6.82
Government	4.57
Asset Backed Securities	3.70
Industrial	3.41

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Managed Trust Series NAV returned +1.95%, underperforming the +6.22% return of the Combined Index.

GMO

Environment  > 2007 ended with a resounding thud as the S&P 500 Index declined 3.3% in the fourth quarter for its first fourth-quarter loss in seven years. It gained a tepid +5.5% for the year. Among investors’ concerns were home prices deflating on a national basis, rising delinquencies beyond subprime mortgages, increasing concerns over recession and declining profit margins, slowing consumer spending, capital expenditures and job growth, tightening credit standards, a falling dollar, short-term liquidity issues, and rising food and energy prices. These uncertainties led to increased volatility and lower equity prices and bond yields.

For the first time since Internet bubble in 1999, growth stocks bested their value counterparts by a fair margin for the year. Similarly, large-cap stocks outperformed small-cap stocks for the first time in seven years. REITs, which had gained 35.9% in 2006, were down 16.8% in 2007.

Sector selection detracted from relative returns for the year. The Trust saw positive returns relative to the benchmark attributable to its underweight positions in the Financial and Construction sectors and an overweight in Oil & Gas. An overweight in Retail Stores and underweight positions in the Machinery and Metals & Mining sectors detracted from relative returns.

Stock selection also hurt relative returns. Selections in the Health Care, Manufacturing and Utility sectors added to returns versus the benchmark while picks in the Financial, Retail Stores and Consumer Goods sectors detracted.

Outlook  > Looking ahead to 2008, investors’ willingness to continue their multi-year affinity for risky assets will weigh on market returns. Some measures of risk aversion in the banking and financial sectors have certainly started to play out, but despite headlines suggesting that the worst may have come and gone, it appears that a broad-based structural revaluation of risk has barely begun. The coming year will show whether investors have enough strength left for another bullish rally or if the fourth-quarter declines will continue.

Declaration

Environment  > U.S. Treasury yields declined across the yield curve during 2007, as the fallout from the subprime mortgage market reverberated through financial institutions and the economy at large. The first half of the year was marginally affected by the meltdown, as most market participants believed it would pass by. However, the credit crunch really gained momentum in July. Markets shifted from a notion of economic growth to one of contraction as a confluence of events — the deteriorating housing market, a sharp reduction in credit lending and likelihood of a recession — weighed heavily on fixed-income sectors. The mortgage market suffered unprecedented losses with subprime mortgage securitizations falling substantially in price. The speed and degree of loan deterioration caused significant losses for the securities and had far reaching implications for the economy, financial institutions and investors.

The profound weakness in the subprime mortgage market cast a dark cloud over other risky sectors, such as commercial real estate and corporate bonds. Believing commercial real estate had similar underwriting and malfeasance issues to subprime mortgages, investors pushed spreads materially wider despite relatively stable fundamental performance. Corporate bonds were also tarnished as major write-downs on security valuations were taken by banks and brokerage firms. All financials severely underperformed as spreads moved beyond levels not seen since 2002.

Outlook  > Strategically, we feel there remains good value in certain sectors of the corporate and mortgage market as the higher quality issuers have been punished alongside the weaker, fundamentally challenged securities. Super-senior residential and commercial as well as agency mortgage-backed securities offer some of the highest spreads to swaps and Treasuries since the beginning of the securitization markets. The challenges here are well known but the rewards may be significant for investors who have the capability and patience to invest successfully in these asset classes.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Managed Trust Series NAV[2] (began 3/29/86)	1.95%	7.70%	4.85%	44.89%	60.51%
Combined Index[3]	6.22%	9.51%	6.26%	57.52%	83.48%
S&P 500 Index	5.49%	12.83%	5.91%	82.86%	77.56%
Lehman Brothers Aggregate Bond Index	6.97%	4.42%	5.97%	24.17%	78.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series NAV shares of the Managed Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Managed Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Managed Fund the Trust’s predecessor. These shares were issued March 29, 1986.

3	The Combined Index represents 50% S&P 500 Index and 50% Lehman Brothers U.S. Aggregate Index from April 1986 to December 1997, then 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index from January 1998 thereafter.

Current subadviser assignment became effective May 1, 2005

Mid Cap Intersection Trust

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Doris T. Dwyer, David J. Elliot

INVESTMENT OBJECTIVE & POLICIES  > The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.96
Industrial	14.58
Consumer, Cyclical	13.74
Financial	13.07
Energy	10.29
Technology	8.71
Utilities	7.29
Communications	6.17
Basic Materials	5.80

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the Mid Cap Intersection Trust Series I returned –6.88%, underperforming the –0.96% return of the S&P MidCap 400 Index.

Environment  > During the year, the U.S. equity markets posted positive returns. Mid-cap stocks outperformed large-cap stocks, while small-cap stocks lagged considerably, as measured by the S&P MidCap 400, S&P 500 and Russell 2000 indices, respectively. During the summer, the equity markets weakened after a strong start to the year, as problems in the subprime mortgage markets began to unfold and rising energy prices weighed heavily on consumers.

Mid-year 2007, as credit-related economic concerns grew, an unusual market dynamic developed, as many levered strategies, often quantitative model-driven, were forced to close positions by buying back unattractive stocks and selling attractive names. After an initial delay, the market recognized much of this as liquidity-driven, rather than a change in long-term fundamentals, which led to some recovery in prices. These dynamics continued episodically through the end of the year and particularly affected quantitative investment approaches, which were also hurt by the significant underperformance of value themes.

The Trust underperformed its Index as a result of unfavorable security selection in Energy, Information Technology and Industrials. Stock selection in the Consumer Discretionary sector also detracted from relative results.

Negative returns in other sectors were partially offset by strong returns due to stock selection in Materials. Other top-performing names were in Energy and Industrials.

Outlook  > The Trust’s strength is stock selection within the mid-cap market segment. Our ability to add value consistently stems from strong fundamental and quantitative research. The disciplined portfolio construction process allows us to assess risk, focus positions accordingly and build a portfolio insulated from factors that may cause significant underperformance vs. the benchmark over time. The aim is to avoid surprises from unintended, uncompensated “risks.” Recent market dynamics provide an opportunity to those who can identify companies with strong fundamentals that, we believe, ultimately drive long-term investment returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Intersection Trust Series I (began 5/1/07)	—	—	—	—	—	—	–6.88%
Mid Cap Intersection Trust Series II (began 5/1/07)	—	—	—	—	—	—	–7.04%
Mid Cap Intersection Trust Series NAV (began 5/1/07)	—	—	—	—	—	—	–6.87%
S&P MidCap 400 Index[2]	—	—	—	—	—	—	–0.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Cap Stock Trust

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Michael T. Carmen, Mario E. Abularach

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.83
Technology	15.59
Industrial	12.46
Energy	12.28
Consumer, Cyclical	11.05
Basic Materials	10.10
Communications	7.73
Financial	1.25

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Mid Cap Stock Trust Series I returned +23.57%, outperforming the +11.43% return of the Russell MidCap Growth Index.

Environment  > Equity markets weakened after a strong start to the year as concerns over subprime mortgages and rising energy prices weighed heavily on consumers. Despite this headwind, markets posted positive returns with the S&P 500 increasing 5.5% for the year. Mid-cap stocks outperformed large-cap stocks, while small-cap stocks considerably lagged their counterparts.

The Trust posted strong returns, and outperformed the Index as a result of positive security selection in six out of 10 sectors. Broad-based, favorable stock selection within the Consumer Discretionary sector aided performance. Most notable contributors were a fashion watch and accessory manufacturer, and two Chinese companies. The first is the leading provider of digital advertising throughout China, and the second holds the leadership position in the burgeoning online domestic Chinese air and hotel travel industry. In the Materials sector, several fertilizer companies were among the Trust’s strongest performing stocks. Demand for agricultural products is driving operating performance at these companies. Additionally, our holding in alternative energy companies has proven our investment thesis on the solar power industry. Our underweight to the strong-performing Energy and Utilities sectors detracted from performance, as did stock selection in the Energy and Financials sectors.

Outlook  > Protracted U.S. housing downturns have in the past always led to recessions as weakness in the housing sector and related industries eventually spill over to consumers and lenders. We expect activity outside the U.S. to hold up better, and the weak U.S. dollar to provide some relief for export-oriented industries. As of year-end, our largest overweight exposure was to the Information Technology sector, followed by Materials. We continue to maintain an underweight in Financials and Utilities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Stock Trust Series I (began 5/1/99)	23.57%	22.19%	—	7.13%	172.35%	—	81.71%
Mid Cap Stock Trust Series II2 (began 1/28/02)	23.35%	21.94%	—	7.01%	169.61%	—	79.88%
Mid Cap Stock Trust Series NAV[3] (began 2/28/05)	23.59%	22.25%	—	7.16%	173.01%	—	82.15%
Russell MidCap Growth Index[4]	11.43%	17.90%	—	5.80%	127.79%	—	63.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Cap Value Trust

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Howard E. Hansen, Edward K. von der Linde

INVESTMENT OBJECTIVE & POLICIES  > To seek capital appreciation by investing primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of its net assets will consist of investments in mid-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	21.62
Consumer, Non-cyclical	16.19
Industrial	11.07
Utilities	10.14
Consumer, Cyclical	9.04
Basic Materials	8.13
Energy	6.92
Financial	6.72
Technology	3.29

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Mid Cap Value Trust Series I returned +0.70%, outperforming the –1.42% return of the Russell MidCap Value Index.

Environment  > The market experienced a very volatile year, related to the subprime fallout, surging oil prices, and the U.S. dollar’s falling value. During 2007, growth stocks outperformed value across all market capitalizations and large-cap stocks outperformed both mid- and small-cap stocks. Within the Russell Midcap Value Index, Integrated Oils and Other Energy were the strongest-performing sectors, as record high oils prices surged toward $100 per barrel. The Financial Services sector was the weakest performer, as issues within the subprime mortgage market continue to burden the sector.

For the year, the portfolio outperformed its benchmark, the Russell Midcap Value Index. The largest contributor to performance was the portfolio’s underweight within Financial Services, which continued to suffer from housing and credit-related troubles. Within the Materials and Processing sector, the portfolio’s relative overweight and positive stock selection drove performance. Stock selection within the Producer Durables sector also contributed to performance.

The Consumer Discretionary sector was the largest detractor from performance, hurt by negative stock selection as well as a relative overweighting in this weak sector. Stock selection within the Utilities sector was another significant detractor during the year. Within the Integrated Oils sector, the portfolio’s underweight detracted, as this sector benefited from surging oil prices.

Outlook  > The chaos currently seen in the financial markets is nothing new. Whether it is sub-prime securitization, internet start-ups, “portfolio insurance” of the 1980s, the “nifty fifty” of the 1970s or the “trusts” of the 1920s, Wall Street seems to have a knack for pushing bad ideas too far. The trail of fallout from investors and companies stretching to make just a little bit more helps to keep us solidly rooted in our conviction that fundamental research, a value orientation and patience are the best tools to work the investing landscape over longer periods of time. Accordingly, we will stick to our discipline and continue to strive for a portfolio of companies that combine attractive valuation with improving prospects.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Value Trust Series I (began 4/30/01)	0.70%	13.76%	—	9.15%	90.49%	—	79.32%
Mid Cap Value Trust Series II2 (began 1/28/02)	0.50%	13.53%	—	8.98%	88.60%	—	77.53%
Mid Cap Value Trust Series NAV[3] (began 2/28/05)	0.72%	13.80%	—	9.18%	90.87%	—	79.67%
Russell MidCap Value Index[4]	–1.42%	17.92%	—	11.53%	128.00%	—	107.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Cap Value Equity Trust

Subadviser: RiverSource Investments, LLC
Portfolio Managers: Steve Shroll, Laton Spahr, Warren Spitz, Paul Stocking

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital. The portfolio invests at least 80% of its net assets in equity securities of medium-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	19.48
Financial	16.37
Energy	12.86
Consumer, Cyclical	11.61
Consumer, Non-cyclical	9.19
Basic Materials	8.08
Technology	7.14
Utilities	6.79
Communications	5.12
Government	1.26

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Mid Cap Value Equity Trust Series NAV returned +10.72%, outperforming the –1.42% return of the Russell MidCap Value Index.

Environment  > The portfolio outpaced the benchmark due to a combination of effective sector allocation and stock selection. A faltering housing market and mortgage concerns created strong headwinds for the financial markets in the second half of the year. Overall, large-cap value stocks outpaced their mid- and small-cap value counterparts for the year, although value stocks lagged growth stocks across the capitalization spectrum.

The Financials sector suffered during the period as a result of the spread of the subprime mortgage fallout seen in the last six months. The portfolio’s underweight in the Financials sector proved prudent during the year, benefiting performance relative to the benchmark. The portfolio was underweighted to banks, broker-dealers and asset management firms in favor of insurance companies, which was the sector’s best-performing industry. An overweight allocation to stock selection within the robust Energy sector helped results. Several oil services companies contributed to results. The portfolio also benefited from strong stock selection in the Basic Materials and Producer Durables sectors.

Detracting from the portfolio’s performance was poor stock selection in the automobile and transportation industry. In addition, an underweight to the strong integrated oil industry detracted from results.

During the year, we added to the portfolio’s semiconductor holdings and we reduced the portfolio’s Utilities holdings. We also eliminated a few regional bank stocks. During the fourth quarter, the global macroeconomic environment continued to grow more uncertain in the wake of the credit crunch from the subprime mortgage turmoil. In response, we continue to emphasize individual stock selection, which has led us to uncover new ideas in the Health Care and Technology sectors. These ideas complement the portfolio’s current overweights in cyclical sectors, such as Producer Durables and Energy. As a result of financial market concerns in the United States, the portfolio remains underweight in the Financials sector in favor of opportunities that support our contrarian conviction.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Value Equity Trust Series NAV (began 4/28/06)	10.72%	—	—	9.13%	—	—	15.77%
Russell MidCap Value Index[2]	–1.42%	—	—	5.31%	—	—	9.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.68
Financial	18.61
Communications	8.44
Energy	8.26
Consumer, Cyclical	7.29
Industrial	7.04
Utilities	5.89
Technology	5.80
Basic Materials	5.10

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Mid Value Trust Series NAV returned +0.60%, outperforming the –1.42% return of the Russell MidCap Value Index.

Environment  > Mid-cap value stocks declined during the year, marred by the housing slump, credit woes, and an economic slowdown. The Russell MidCap Value Index trailed the Russell Mid Cap Growth Index.

The Financials sector, hit hardest by the credit crisis and subprime debacle, was the largest contributor to relative performance due to stock selection and an underweight position. Avoiding much of the subprime-related weakness by decisive selling earlier in the year helped performance. Positive stock selection and an underweight position in insurance also aided relative performance within the sector. Stock selection in Consumer Discretionary benefited relative performance as well.

Stock selection in Materials was the largest detractor from relative performance. An overweight position and poor stock selection in paper and forest products was the primary detractor from relative returns within the sector. This industry has been hurt by the high cost of raw materials and the housing slowdown. Industrials and Business Services detracted significantly from relative performance. An underweight position in machinery was the primary detractor from relative performance. An underweight position and negative stock selection in Utilities also detracted from relative results.

Outlook  > Credit and housing woes are being felt indirectly in many related business sectors both in the United States and abroad. Nonetheless, volatile markets can create dislocations and opportunities for value investors. We are capitalizing the current environment and seeking out the best risk/return candidates for your portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Value Trust Series I2 (began 4/29/05)	0.51%	17.50%	—	8.35%	123.99%	—	117.23%
Mid Value Trust Series II2 (began 4/29/05)	0.31%	17.37%	—	8.29%	122.71%	—	115.98%
Mid Value Trust Series NAV[3] (began 5/1/98)	0.60%	17.51%	—	8.36%	124.08%	—	117.32%
Russell MidCap Value Index[4]	–1.42%	17.92%	—	9.53%	128.00%	—	141.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I and Series II shares of the Mid Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3	The Series NAV shares of the Mid Value Trust were first issued on February 28, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1998.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mutual Shares Trust

Subadviser: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, Deborah A. Turner

INVESTMENT OBJECTIVE & POLICIES  > To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	25.68
Financial	20.72
Communications	11.44
Consumer, Cyclical	8.09
Industrial	6.70
Basic Materials	5.15
Technology	5.13
Utilities	3.79
Energy	3.10
Government	2.51

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the Mutual Shares Trust Series NAV returned –4.40%, underperforming the +0.38% return of the S&P 500 Index.

Environment  > In a decent period for global markets, many of our international holdings performed well, particularly among the tobacco industry and Energy and Industrial sectors. Our collective investments in merger arbitrage situations were also profitable, as we sought in late summer to take advantage of concerns that deals would fall apart because of “buyer’s remorse” or unavailability of financing.

Three long-held investments that performed well were a large conglomerate from Norway, a diversified U.S. company with a major interest in insurance and a U.K.-based tobacco company that benefited from strong operations as well as tobacco’s traditional role as a defensive stock.

Although many of our investments appreciated during the year, some holdings underperformed. Three positions that declined in value included a financial services conglomerate, a Belgium-based diversified financial company and a dominant home improvement chain. While we had limited direct exposure to the subprime mortgage originators, the spreading contagion of the ensuing credit crisis hurt valuations of most financial institutions.

A challenging area for investors in the latter half of the year was “event-driven” stocks, investments that we believe are attractively valued and where we see an identifiable catalyst to unlock the value. As opportunistic, valuation-driven investors, we were given the opportunity to increase our holdings at what we feel are very attractive valuations.

Outlook  > While somewhat painful in the short term, technical pressures often give us a chance to take advantage of temporary market dislocations to increase ownership in what we see as attractively valued companies. We believe the extended credit crisis has created a number of such opportunities. We don’t know precisely when the U.S. housing market will turn positive or where oil prices will be a year from now. However, we are confident that if we stick to our strategy of buying good businesses at cheap valuations, we can limit our downside risk and generate consistent long-term returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series NAV (began 5/1/07)	—	—	—	—	—	—	–4.40%
S&P 500 Index[2]	—	—	—	—	—	—	0.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at the actual inception date is not available.

Natural Resources Trust

Subadviser: Wellington Management Company, LLP
Portfolio Manager: James A. Bevilacqua, Karl E. Bandtel

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks long-term total return by investing primarily in equity and equity-related securities of natural resource-related companies worldwide.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	62.00
Basic Materials	27.53

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Natural Resources Trust Series I returned +40.68%, outperforming the +30.27% return of the Combined Index.

Environment  > In 2007, the markets grappled with the breakdown in the subprime mortgage market and the ensuing liquidity crisis. Continued housing weakness and credit tightening have prompted concerns of sluggish economic growth. The commodity markets, however, continued to rally as the price per barrel of oil ranges in the $90’s and gold approaches $900.

For the year, the Trust outperformed the benchmark with strong security selection in the Metals & Mining and Oil & Gas industries. The Trust was led by a diversified Brazilian metals and mining company, which benefited from strong pricing and solid iron ore volume growth. Within Oil and Gas, a Brazil-based exploration and production company rose with the announcement of new, deep-water offshore oil discoveries.

The largest detractors to performance were a Canadian-based newsprint and forest products company and a South African gold producer. The newsprint company recently completed a merger that left the firm with a highly levered capital structure. Uncertainties surrounding the firm’s debt profile led us to eliminate the position. The South Africa-based gold producer declined as higher costs and production slowdowns more than offset higher gold prices.

Outlook  > We maintain a positive outlook toward most commodity markets going into 2008, as challenges to expanding production remain high and demand for raw materials remains strong. In Energy and Metals, rising capital costs have offset much of the price appreciation of the underlying commodities, limiting investments into new projects that are required to maintain balanced supply and demand. Instead of developing greenfield projects, many energy producers and mining firms continue looking to grow their production base by acquisition. Geopolitical risks are also lending support to the commodity markets, most notably in the energy market where government-owned national energy companies are growing global market share.

Given this environment, the basic issue of access to resources remains our key investment focus and we continue to center on companies with resources and managements that can create value over time. At year-end, the Trust was overweight Oil & Gas and underweight Paper & Forest Products, Energy Equipment & Services and Metals & Mining.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Natural Resources Trust Series I (began 5/5/03)	40.68%	—	—	38.25%	—	—	352.03%
Natural Resources Trust Series II (began 5/5/03)	40.44%	—	—	37.97%	—	—	347.72%
Natural Resources Trust Series NAV[2] (began 2/28/05)	40.81%	—	—	38.30%	—	—	352.84%
Lipper Natural Resources Index[3]	39.64%	—	—	35.01%	—	—	304.79%
Combined Index[3,4]	30.27%	—	—	31.73%	—	—	260.89%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Products Index.

Overseas Equity Trust

Subadviser: Capital Guardian Trust Company    Portfolio Managers: Richard Havas, Nancy Kyle, Lionel Sauvage, Nilly Sikorsky, Rudolf Staehelin,
Arthur Gromadzki, David Fisher, Seung Kwak, John Mant

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	16.98
Industrial	14.79
Consumer, Non-cyclical	13.52
Communications	11.05
Basic Materials	10.92
Consumer, Cyclical	8.96
Energy	7.68
Technology	5.80
Utilities	2.04
Diversified	0.68

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Overseas Equity Trust Series NAV returned +12.53%, outperforming the +11.62% return of the MSCI EAFE Index.

Environment  > Non-U.S. equities overcame weakness in the Financials sector and in Japan in the second half of 2007 to end the year higher. Major European markets posted gains in a turbulent year that saw frenzied merger and acquisition activity give way to the credit crisis. Japan had the worst performance of any major global equity market, while other Pacific markets rallied.

Canada provided the biggest contribution to the portfolio’s returns, with stock selection and currency impact helping the most. Three of the five top contributors to returns were Canadian materials companies. Stock selection in the Consumer Discretionary sector also helped results.

Financials hurt the portfolio more than any other sector. Japanese financials were a drag earlier in the year, but the negativity intensified later amid the global credit crisis. Having few investments in the defensive Utilities sector, which held up well during market turmoil, also weighed on results.

Outlook  > We like companies that benefit from demand in developing economies and are not excessively dependent on U.S. consumers, such as Materials and consumer companies. We are also focused on companies with earnings visibility. We are closely monitoring the Financials sector and will invest selectively when we believe prices may be approaching a bottom.

We remain positive on emerging markets over the medium term but are more cautious in the near term and more selective in our investments since price-earnings ratios are high in several markets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Overseas Equity Trust Series I2 (began 4/29/05)	12.55%	18.69%	7.06%	135.53%	97.87%
Overseas Equity Trust Series II2 (began 4/29/05)	12.21%	18.47%	6.97%	133.40%	96.08%
Overseas Equity Trust Series NAV[3] (began 5/1/96)	12.53%	18.58%	7.02%	134.48%	96.99%
MSCI EAFE Index	11.62%	22.08%	9.04%	171.21%	137.55%
MSCI AC World ex U.S. Index	17.10%	24.51%	10.09%	199.27%	161.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I and Series II shares of the Overseas Equity Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. The performance of these classes of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3	The Series NAV shares of the Overseas Equity Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1996.

Pacific Rim Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Manish Bhatia, Tahnoon Pasha

INVESTMENT OBJECTIVE & POLICIES  > To achieve long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.28
Industrial	25.38
Basic Materials	10.15
Consumer, Cyclical	10.04
Consumer, Non-cyclical	7.96
Technology	7.33
Communications	4.28
Energy	3.21
Funds	2.01
Diversified	1.75

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Pacific Rim Trust Series I returned +9.14%, underperforming the +12.71% return of the MSCI AC Pacific Free Index.

Environment  > Asian markets rose for the fifth consecutive year, with the MSCI Pacific Free Index rising by 10.4%, while the MSCI Asia Pacific ex-Japan Index gained 33.3%. However, markets were increasingly volatile, as the U.S. subprime mortgage problem and high oil prices clouded the global economic outlook. Performance of individual markets showed a very wide divergence. Emerging Asia, such as China, India and Indonesia, which is perceived to be more domestic-driven, posted a strong performance but the more export-oriented markets of North Asia were relatively weak.

Japan lagged, with the MSCI Japan Index falling 5.4%. Financials underperformed on sluggish economic growth and exposure to the U.S. subprime market. Consumer-related sectors also did poorly on sluggish consumer sentiment. The Energy sector performed well on strong oil prices. Industrials outperformed on continued strong demand from emerging economies.

The Asia ex-Japan markets performed strongly, particularly China and India. MSCI China gained 63.1%, getting a boost after the government relaxed overseas equity investment restrictions. MSCI India rose 71.2%. MSCI Hong Kong gained 37.5%, and MSCI Taiwan was up 5.4%, while MSCI Korea rose 30%. Indonesia gained 50.8%, Thailand rose 40.9% and MSCI Australia posted a 25% return.

The Trust underperformed the benchmark as stock selection in Japan detracted from performance. Stock selection in Korea, in Industrials and Technology, contributed to performance. In Australia, exposure to Coal and Retailing stocks added value. India, a market outside the benchmark, added to performance as its market rallied strongly.

Outlook  > The Japanese economy continues to expand moderately on strength in exports, to Asia and Europe, and capital investment. Domestic consumption remains lackluster. In Asia ex-Japan, we expect the volatile trading pattern to persist over the first few months of 2008. High energy costs are clouding the medium-term prospects for the world economy. However, economic activity in Asia remains robust and we are constructive on the long-term outlook for Asian stock markets.

We are maintaining underweight positions in Japan and Australia. At the sector level, we hold overweights in sub-sectors of Technology, such as high-end handsets and LCD panels, where new product cycles are likely to keep replacement demand robust.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Pacific Rim Trust Series I (began 10/4/94)	9.14%	20.18%	7.69%	150.71%	109.82%
Pacific Rim Trust Series II2 (began 1/28/02)	8.95%	19.99%	7.61%	148.75%	108.18%
Pacific Rim Trust Series NAV[3] (began 4/29/05)	9.29%	20.69%	7.92%	156.12%	114.34%
MSCI AC Pacific Free Index	12.71%	21.86%	8.53%	168.71%	126.80%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

Quantitative All Cap Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Harpreet Singh, Brett Hryb, Rhonda Chang, Chris Hensen, Noman Ali

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 65% of the portfolio’s assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.63
Financial	16.95
Communications	13.79
Industrial	12.56
Technology	10.19
Energy	10.13
Consumer, Cyclical	7.52
Basic Materials	3.55
Utilities	2.80

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Quantitative All Cap Trust Series I returned +3.78%, underperforming the +5.14% return of the Russell 3000 Index.

Environment  > The year was volatile for U.S. equities. The housing slowdown and its impact on the subprime mortgage and credit markets expanded dramatically. This contagion spread well beyond the small, specialty mortgage-related financials to affect virtually every major financial institution in the U.S. and abroad. Large-cap stocks outperformed small-cap stocks with key small-cap indices posting negative returns. With a weaker dollar and a slowing U.S. economy, investors were more willing to pay for larger-cap securities that generally have more exposure to foreign sources of revenue than small caps.

The U.S. economy was dominated by the housing slump and subprime mortgage issues. U.S. banks continued to announce greater write-offs tied to their exposures to the mortgage and collateralized debt obligation market. Energy prices soared based on a stronger emerging market demand, a weaker U.S. dollar and geopolitical risks. Inflation remained tame despite the rise in energy prices. Core inflation was stable, but near the top of the Federal Reserve’s target range. The Fed cut short-term interest rates by a full percentage point through the fall.

In 2007, the top-performing sectors in the Russell 3000 Index were Energy, Materials, Utilities, Technology, Capital Goods and Consumer Staples. The weakest sectors were Financials, Durables, Consumer Services, Merchandisers and REITs.

The Trust lagged the Index largely due to stock selection. Selection was strong in Telecommunications, Utilities, Durables, Capital Goods and Merchandisers. However, it was weak in the Consumer Services, Technology, Energy and Financials sectors. The weakness in the Financials sector was widespread and our exposure to brokerage stocks detracted from performance.

Outlook  > Despite concerns, we remain constructive on the U.S. economy. The drag on growth attributed to housing will continue in 2008, but its impact may lessen. We expect trade to continue to contribute to economic growth. The Fed already has reduced interest rates and maintains a bias towards further cutting. Equities are trading at attractive valuations. Overall, we foresee positive returns in the U.S. equity markets in 2008.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Quantitative All Cap Trust Series I (began 5/5/03)	3.78%	—	—	14.21%	—	—	85.65%
Quantitative All Cap Trust Series II (began 5/5/03)	3.57%	—	—	13.98%	—	—	83.94%
Quantitative All Cap Trust Series NAV[2] (began 4/29/05)	3.88%	—	—	14.32%	—	—	86.52%
Russell 3000 Index[3]	5.14%	—	—	13.22%	—	—	78.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Quantitative Mid Cap Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Noman Ali, Rhonda Chang, Harpreet Singh, Chris Hensen, Brett Hryb

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital growth by investing at least 80% of the portfolio’s total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The portfolio may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall volatility and increase performance.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	19.87
Financial	19.44
Consumer, Non-cyclical	15.96
Consumer, Cyclical	10.17
Utilities	8.22
Energy	7.87
Technology	7.35
Communications	5.88
Basic Materials	1.55

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Quantitative Mid Cap Trust Series I returned –2.08%, underperforming the +7.97% return of the S&P MidCap 400 Index.

Environment  > The year was a turbulent one for the U.S. equity markets. After being up more than 10% by October, the S&P 500 Index finished with a 2007 gain of only 5.5% amid growing concerns of a housing-led credit crunch that could push the U.S. economy into recession. The S&P MidCap Index fared slightly better, with a gain of 7.98%, while the S&P Small Cap Index was down 0.3%. The Federal Reserve cut interest rates three times during the year to bring the federal funds rate down to 4.25%, and injected liquidity into the financial system to avert a credit crunch. Financials were the worst performing sector in the MidCap Index, as banks and brokers continued to write down loans and investments tied to the housing markets. Consumer Discretionary sector also performed poorly as retail stocks came under pressure for fear of the impact of the credit crisis on consumers. Energy and Materials stocks were the best-performing sectors, as oil and other commodity prices continued to rise, helped by strong demand from emerging economies, mounting geopolitical risks and the weak U.S. dollar.

The Trust fell behind its benchmark during the year. Its exposure to value factors hurt performance, as the Russell Mid Cap Value Index underperformed the Russell Mid Cap Growth Index by 15.4%. Also affecting performance adversely was selection in Energy and Consumer Discretionary stocks. The portfolio’s lack of exposure to oil-exposed stocks in the benchmark hurt performance, as oil prices were up 57% while natural gas rose 36% during 2007.

Outlook  > We expect U.S. economic growth to slow to 2%, but to avoid recession. While earnings growth for the S&P 500 Index will weaken, a cheap U.S. dollar, strong export demand and share buybacks helped by healthy balance sheets will keep earnings growth positive. The Fed is expected to stay accommodative, and liquidity boosts from global central banks should provide a favorable tailwind for stocks, with single-digit returns projected for 2008.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Quantitative Mid Cap Trust Series I (began 4/30/01)	–2.08%	13.66%	—	2.73%	89.66%	—	19.71%
Quantitative Mid Cap Trust Series II2 (began 1/28/02)	–2.19%	13.42%	—	2.55%	87.70%	—	18.32%
Quantitative Mid Cap Trust Series NAV[3] (began 4/29/05)	–1.74%	13.75%	—	2.80%	90.44%	—	20.20%
S&P MidCap 400 Index[4]	7.97%	16.19%	—	9.37%	111.75%	—	81.79%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Quantitative Value Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb, Harpreet Singh, Noman Ali, Rhonda Chang, Chris Hensen

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing at least 65% of the portfolio’s assets in large-cap U.S. securities with the potential for long-term growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.66
Energy	17.12
Consumer, Non-cyclical	13.32
Communications	12.71
Industrial	10.48
Utilities	6.07
Consumer, Cyclical	3.68
Technology	3.24
Basic Materials	2.65

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Quantitative Value Trust Series I returned –5.13%, underperforming the –0.17% return of the Russell 1000 Value Index.

Environment  > The year was volatile for U.S. equities. The housing market slowdown and its impact on the subprime mortgage and credit markets expanded dramatically. This contagion spread well beyond the small, specialty mortgage-related financials to affect virtually every major financial institution in the U.S. and abroad. Value stocks underperformed their growth counterparts. Large-cap stocks outperformed small caps, with key small-cap indices posting negative returns. With a weaker dollar and a slowing U.S. economy, investors were more willing to pay for larger-cap securities that generally have more exposure to foreign sources of revenue than their smaller-cap counterparts.

The U.S. economy was dominated by the housing slump and subprime mortgage issues. U.S. banks continued to announce greater write-offs tied to their exposures to the mortgage and collateralized debt obligation market. Energy prices soared on stronger emerging market demand, a weaker U.S. dollar and geopolitical risks. Inflation remained tame despite the rise in energy prices. Core inflation was stable, but near the top of the Federal Reserve’s target range. The Fed cut short-term interest rates by a full percentage point through the fall.

In 2007, the top performing sectors in the Russell 1000 Value Index were Energy, Materials, Utilities, Capital Goods and Consumer Staples. The weakest sectors were Financials, Durables, Consumer Services, Merchandisers and REITs.

The Trust lagged its benchmark Index by a large margin, mainly because of stock selection. Selection was positive in Materials, Telecommunications, Utilities and Consumer Staples. It was weak in Financials, Energy and Capital Goods. In the Energy sector, a primary driver of underperformance was an underexposure through much of the year to the large integrated energy names.

Outlook  > Despite concerns, we remain constructive on the U.S. economy. The drag on growth attributed to housing will continue in 2008, but its impact will lessen. We expect trade to continue to contribute to economic growth. The Fed already has reduced interest rates and maintains a bias towards further cutting. Equities are trading at attractive valuations. Overall, we foresee positive returns in the U.S. equity markets in 2008.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Quantitative Value Trust Series I (began 5/3/04)	–5.13%	—	—	11.13%	—	—	47.21%
Quantitative Value Trust Series II (began 5/3/04)	–5.33%	—	—	10.91%	—	—	46.15%
Quantitative Value Trust Series NAV[2] (began 2/28/05)	–5.10%	—	—	11.20%	—	—	47.55%
Russell 1000 Value Index[3]	–0.17%	—	—	11.72%	—	—	50.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Real Estate Equity Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David Lee

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks long-term growth through a combination of capital appreciation and current income by primarily investing in the equity securities of real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	90.24
Consumer, Cyclical	1.95
Basic Materials	1.47

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Real Estate Equity Trust Series NAV returned –18.58%, underperforming the –17.68% return of the DJ Wilshire REIT Index.

Environment  > Commercial real estate securities continued to trail the broader market after a long period of superior performance. The real estate sector posted its first loss after seven consecutive years of excellent results. The first half of the year was characterized by the frenzied pace of real estate deals, while the second half was marked by a considerable slowdown in merger and acquisition activity as a consequence of the subprime meltdown and the resulting credit squeeze.

Office stocks were off due to concerns that the subprime market may hurt economic growth in coming months. The expanding problems among subprime mortgage lenders are increasingly perceived as a potential risk to the domestic economic expansion. Regional malls were down due to high valuations and the prospect of weaker consumer spending.

Stock selection in shopping centers and “other real estate” were the largest contributors to relative performance. A lack of exposure to health care Real Estate Investment Trusts (REITs) was the largest detractor from relative performance, as the industry was recently added to the benchmark. At this time we do not own any health care REITs, reflecting our concerns about high valuations as a result of their inclusion in the Index.

Outlook  > Rising interest rates had put some pressure on commercial real estate valuations, although rates have declined in recent weeks. Interest rates alone are not a predictor of future real estate performance, but high rates do increase borrowing costs and can make other investment options appear more attractive in the near term. That said, our current fundamental outlook remains optimistic as we expect a renewal of job growth to benefit commercial real estate against a backdrop of balanced new supply. Slowing in the pace of job creation is a risk we are monitoring, particularly if the economy slows to the point where it reduces demand for commercial real estate. We are optimistic, however, that the Fed’s recent easing will help maintain a steady-growth economy throughout 2008.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Real Estate Equity Trust Series NAV (began 4/28/06)	–18.58%	—	—	–0.63%	—	—	–1.06%
DJ Wilshire REIT Index[2]	–17.68%	—	—	0.30%	—	—	0.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at inception date is not available.

Real Estate Securities Trust

Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John W. Ehlinger, John F. Robertson, John W. Vojticek, Asad Kazim

INVESTMENT OBJECTIVE & POLICIES  > To seek a combination of long-term capital appreciation and current income by primarily investing in equity securities of REITs and real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	90.07
Consumer, Cyclical	0.76

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Real Estate Securities Trust Series I returned –15.61%, outperforming the –16.82% return of the Morgan Stanley REIT Index.

Environment  > Real Estate Investment Trusts (REITs) underperformed the broader equity markets for the first time in eight years in 2007. The early year multiple expansion fueled by speculation of the next privatization candidate soon wore off as the subprime mortgage market started to unravel and risk appetite declined. Surprisingly, 2007 total merger and acquisition (M&A) volume matched 2006, with more than $80 billion of real estate being privatized. It was not until late June to early July that the contagion related to the subprime meltdown began to affect capital costs of commercial real estate companies. Spreads on commercial mortgage-backed securities (CMBS) widened materially and CMBS desks strapped with underwater commitments on M&A deals that had yet to close virtually stopped providing bids for mortgage originations. From the February 7 peak to year end, REITs’ prices fell roughly 31%.

Outlook  > While the base case economic assumption for most REIT management teams remains a mid-cycle slowdown, U.S. REIT valuations are discounting a more meaningful deterioration in operating fundamentals and a higher risk environment. We are wary that private market valuations have to adjust to a more restrictive financial environment and as this unfolds, negative news flow from the direct real estate markets will weigh on the already discounted public securities. However, with liquidity on the sidelines, an already discounted asset valuation in the public market, and strong balance sheets and asset quality, we believe that the 12–18 month forward risk/reward balance is in public real estate’s favor.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I (began 4/30/87)	–15.61%	19.09%	9.37%	139.50%	144.89%
Real Estate Securities Trust Series II2 (began 1/28/02)	–15.77%	18.87%	9.26%	137.29%	142.48%
Real Estate Securities Trust Series NAV[3] (began 2/28/05)	–15.56%	19.13%	9.39%	139.93%	145.33%
Morgan Stanley REIT Index	–16.82%	17.91%	10.37%	127.95%	168.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Science & Technology Trust

Subadvisers: T. Rowe Price Associates, Inc. and RCM Capital Management, LLC
Portfolio Managers: Michael Sola, Huachen Chen, Walter Price Jr.

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Technology	47.35
Communications	28.92
Industrial	5.02
Consumer, Cyclical	2.64
Energy	2.46
Consumer, Non-cyclical	1.73
Basic Materials	1.54
Funds	0.76

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Science & Technology Trust Series I returned +19.57%, outperforming the +16.76% return of the Lipper Science & Technology Index.

RCM

Environment  > The Technology sector performed well during 2007, with the Goldman Sachs Technology Index outperforming the broad benchmarks, including the S&P 500 Index and the Dow Jones Industrial Average, by more than 10%. Performance was helped by strong consumer-related stocks, as well as solid enterprise companies.

The year began with concerns about the economy. As the second quarter progressed, investors became enthusiastic about many large-cap Technology stocks, which the portfolio either didn’t hold or underweighted. By the third quarter, investor optimism spread to mid-cap, higher-growth companies, the portfolio’s primary focus. As 2007 concluded, investors grew concerned about the U.S. and world economy, and the Financials sector came under increasing stress associated with buyout and risky mortgage financing. Technology stocks fared relatively well as they were viewed as beneficiaries of the dollar’s weakness and exceeded forecasts in their non-U.S. business.

The portfolio’s performance was helped by stock selection in Energy, Consumer Services and Internet software & services. Winning stocks within these themes included the gaming stocks, consumer Internet companies and smart phone manufacturers. However, being underweighted in most of these stocks detracted from performance. The Trust was helped by holdings in Chinese media and Internet stocks, and a large weighting in solar energy stocks, which benefited from accelerated solar energy demand in Europe.

Detractors from the Trust’s performance included enterprise companies that the portfolio didn’t hold or underweighted. Several communication holdings declined significantly over weakening orders from large communications suppliers, which indicated that the economic slowdown was spreading to the Technology sector. That caused a downdraft in most Technology stocks.

Outlook  > We believe 2008 will begin as a difficult year for technology. We expect these firms to temper expectations during the first part of 2008. In the end, many large technology companies may meet lowered expectations. On the consumer side, several high-growth areas, such as gaming and smart phones, continue, but expectations also may have to be lowered with U.S. consumers under stress. Business outside the U.S., which is growing in importance, could continue to be solid. We expect Chinese media and Internet companies to do well, thanks in part to the Beijing Olympics. Energy conservation and alternative solar energy should also be high-growth areas.

T.Rowe

Environment  > U.S. stocks rose in 2007, but experienced a great deal of volatility and most major indexes finished the year below their high points. Overall, mid-cap stocks fared best, followed by large-cap stocks, while small-caps ended the year with losses. In this uneasy environment, technology stocks held up well and posted significant gains, especially among larger companies. Telecommunications companies had a solid year, but more tame than technology as a whole.

Weak stock selection in semiconductors was a large detractor from relative performance, and an overweight in the group further hurt returns. Digital semiconductor holdings particularly suffered over the period. An underweight position in Telecommunication Services and adverse stock selection in the group also detracted from relative returns. Overweighting the domestic wireless industry was unproductive, as was underweighting international wireless. Inefficient stock picks in the media group held back results, especially in Internet stocks, where the portfolio concentrates most of its resources for the group. Strong stock selection in software led contributors to relative returns for the period. The portfolio’s holdings in applications software and systems software companies performed particularly well. In the telecommunications equipment group, stock selection also boosted returns, though the benefit was partially offset by a detrimental overweight to the industry. Wireline equipment companies stood out in the group for the period. Information technology services holdings rounded out relative contributors, and boosted returns behind both stock selection and a group underweight.

Outlook  >  Technology is still the first place most companies turn when they are looking to increase productivity, and we are upbeat about long-term prospects for the sector. We remain focused on companies with growing market share and strong management.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I (began 1/1/97)	19.57%	14.34%	2.52%	95.39%	28.20%
Science and Technology Trust Series II2 (began 1/28/02)	19.27%	14.18%	2.43%	94.07%	27.17%
Science and Technology Trust Series NAV[3] (began 4/29/05)	19.61%	14.38%	2.54%	95.79%	28.46%
Lipper Science & Technology Index	16.76%	15.65%	5.66%	106.87%	73.49%
Goldman Sachs Technology Index	–8.78%	–1.70%	–0.82%	–8.21%	–7.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

Small Cap Trust

Subadviser: Independence Investment LLC
Portfolio Manager: Charles S. Glovsky

INVESTMENT OBJECTIVE & POLICIES  > To seek maximum capital appreciation consistent with reasonable risk to principal by investing at least 80% of the portfolio’s net assets in equity securities of small-cap companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.23
Financial	15.21
Industrial	12.32
Consumer, Cyclical	9.06
Communications	8.93
Basic Materials	5.16
Technology	4.47
Energy	3.77
Funds	1.66

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Small Cap Trust Series I returned +0.65%, outperforming the –1.57% return of the Russell 2000 Index.

Environment  > While small-cap U.S. equities ended the year down a modest –1.57%, it was far from an ordinary year. The smaller-capitalization and value market leadership of 2006 extended through May, and the Russell 2000 Index was up 8.03% during that period. From June through mid-August, the bursting of the real estate bubble and related credit crisis weighed on the market, causing the benchmark Index to tumble 7.14%. Bold Federal Reserve action helped investors regain confidence and market volatility receded to more normal levels. However, the fourth quarter saw continued write-downs from brokerage firms, financial guarantors and mortgage lenders, causing a retightening of the lending market. This negative effect on lending reignited fears of a recession and concerns about consumer spending.

In spite of this difficult environment, the Trust, with its focus on specific stocks and a disciplined, bottom-up strategy, outperformed for the year. A sector underweight in Financials and an overweight in Health Care helped performance. Stock selection was a major contributor to performance.

Outlook  > It appears evident that we are entering a period of slowing economic growth with a possible recession. Inflation is a concern as oil crosses the $100 level. The Fed is aware of these issues and will provide a safety net through lower rates as necessary. Investors may very well continue to act risk-averse, preferring the relative safety of large-cap stocks and growth stocks whose fortunes are not as closely linked to the future growth of the global economies. However, with our focus on quality stocks with strong underlying business fundamentals, we believe the Trust is well positioned to continue to add value over the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Cap Trust Series I (began 4/29/05)	0.65%	—	—	8.32%	—	—	23.84%
Small Cap Trust Series II (began 4/29/05)	0.29%	—	—	8.13%	—	—	23.23%
Small Cap Trust Series NAV (began 4/29/05)	0.57%	—	—	8.35%	—	—	23.92%
Russell 2000 Index[2]	–1.57%	—	—	12.34%	—	—	36.51%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Small Cap Growth Trust

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Steven C. Angeli

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing at least 80% of its net assets in small-companies, those with market capitalizations not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.79
Industrial	14.94
Communications	10.96
Energy	9.91
Technology	9.63
Consumer, Cyclical	6.51
Basic Materials	5.01
Financial	4.83
Funds	2.25
Diversified	0.88

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Small Cap Growth Trust Series NAV returned +13.98%, outperforming the +7.05% return of the Russell 2000 Growth Index.

Environment  > Market action favored large-capitalization stocks over small-caps, and growth-oriented issues over value. The market as a whole is still grappling with the subprime mortgage crisis, and the lingering effect it is having on U.S. real estate prices, liquidity and ultimately the potential impact on consumers.

During the year, the Trust benefited from strong stock selection, particularly in the Consumer Discretionary and Materials sectors. A Chinese media company that operates out-of-home advertising networks using audiovisual television displays had been plagued by short-seller’s allegations, but when management and its audit committee completed their investigations, it lifted a huge overhang from the company, and benefited the stock. The stock was also helped by strong earnings and positive growth prospects. Another strong performer was a manufacturer of nitrogen-based products for agricultural and industrial markets. The company is positioned to benefit from strong agricultural fundamentals.

Security selection in Information Technology detracted from performance. A Telecommunications Services company also hurt performance as the company, an online seller of wireless services in the United States, filed for bankruptcy and was sold to a private equity firm.

Outlook  > We believe that rising commodity prices — particularly energy and food — and fallout from turmoil in U.S. real estate markets will continue to play out in the months ahead. In addition, the ultimate impact of actions taken by central banks around the globe to ameliorate credit market woes remains unknown. Even so, a backdrop of potential uncertainty and volatility can create excellent longer-term investment opportunities. Our intention is to stay keenly focused on identifying stocks of companies whose future growth is underappreciated and under-priced.

As always, changes in portfolio positioning are the result of a series of bottom-up decisions as opposed to top-down macro views. At year-end, the Trust was overweight in the Materials and Industrials sectors, and underweight in Healthcare and Information Technology.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I2 (began 4/29/05)	13.99%	19.83%	3.51%	147.03%	41.20%
Small Cap Growth Trust Series II2 (began 4/29/05)	13.77%	19.68%	3.45%	145.49%	40.32%
Small Cap Growth Trust Series NAV[3] (began 4/30/96)	13.98%	19.84%	3.52%	147.21%	41.30%
Russell 2000 Growth Index	7.05%	16.50%	4.32%	114.57%	52.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I and Series II shares of the Small Cap Growth Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The Series NAV shares of the Small Cap Growth Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Growth Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1986.

Small Cap Intrinsic Value Trust

Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Manager: Timothy E. Keefe, Timothy M. Mallo

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation, the portfolio invests at least 80% of net assets in equity securities of small-capitalization companies of the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.69
Consumer, Cyclical	13.39
Energy	12.35
Communications	11.85
Industrial	11.36
Financial	10.10
Basic Materials	6.43
Diversified	6.07
Utilities	4.70
Technology	3.84

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > Since its inception, the Small Cap Intrinsic Value Trust Series NAV returned –5.80%, underperforming the –5.15% return of the Russell 2000 Index.

Environment  > Economic growth slowed considerably in the fourth quarter as the housing slump dragged on, energy prices soared and foreclosures continued to climb as a result of ongoing problems in the subprime mortgage market. Job growth slowed. However, consumer confidence rose in December and consumer spending exceeded expectations, averaging a growth rate of 3.0% in 2007. Although inflation climbed, core inflation appeared to be contained at around 2.0% for the year. Against this backdrop, the Federal Reserve overlooked inflationary pressures for now and took action to stimulate growth. The Fed followed its September cut to the federal funds rate with two additional reductions, bringing the key short-term rate down to 4.25% at year-end — a full percentage point lower for the year.

A volatile quarter nearly wiped out the year’s gains. The S&P 500 Index returned –3.33% for the fourth quarter but was up 5.49% for the year. Credit concerns weighed on investors as major banks and brokerage firms continued to write down assets and raise fears about a recession. Financials had the weakest showing, as measured by S&P 500 Index, with the sector down 15% for the fourth quarter. Consumer Discretionary stocks also lost considerable ground, declining 10.5% for the quarter, as investors continued to expect consumer spending to slow. By contrast, Utilities, Energy, Materials and Consumer Staples stocks all recorded positive returns. Large-cap stocks outperformed small- and mid-cap stocks and growth stocks held up better than value, as measured by their respective Russell indices.

Strong stock selection and an overweight position in Materials and Consumer Staples were strong contributors to performance in 2007. Stock selection in Financials, which was underweight against the benchmark, also contributed. Stock selection in both Healthcare and Industrials detracted from performance.

Outlook  > We are cautiously optimistic about market prospects and have high conviction for the portfolio and the stocks it owns. In a flat or up market, we think the catalysts we have identified in each of our holdings will help unlock intrinsic value. In a declining market, we believe our valuation discipline will offer downside protection. We expect continued market volatility to provide great buying opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Cap Intrinsic Value Trust Series NAV (began 5/1/07)	—	—	—	—	—	—	–5.80%
Russell 2000 Index[2]	—	—	—	—	—	—	–5.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Small Cap Opportunities Trust

Subadviser: Munder Capital Management, LLC
Portfolio Managers: Robert E. Crosby, Julie R. Hollinshead, John P. Richardson

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing at least 80% of the portfolio’s net assets in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	26.57
Industrial	17.61
Consumer, Cyclical	14.12
Consumer, Non-cyclical	8.96
Technology	5.45
Communications	4.07
Energy	3.98
Basic Materials	2.66
Utilities	2.43

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Small Cap Opportunities Trust Series I returned –7.66%, outperforming the –9.78% return of the Russell 2000 Value Index.

Environment  > The year was a difficult one for small-cap stocks, especially those related to finance, with the financials sector of the Russell 2000 Value Index down 21.9% for the year. Financial stocks were rocked by a weakening in residential mortgages and structured finance. In the fourth quarter, several large money center financial institutions announced multi-billion-dollar write-offs. The weakness in the financials sector hurt confidence in small-cap value stocks in the fourth quarter, and these stocks were sold in favor of growth, large-cap and international stocks. In addition, economically sensitive sectors, such as consumer discretionary, industrials and information technology, were very weak.

The portfolio outperformed its benchmark for the year, although its performance was disappointing. The portfolio’s financials sector, the largest sector in both the portfolio and the benchmark, was weak in both absolute and relative terms. In contrast, relative performance was strong in other sectors due to good stock selection. Despite weakness in stock prices, the fundamentals of our holdings remain strong, and we believe that average earnings could increase by double digits for 2008 as a whole.

Within the financials sector, about one-third of the weakness among financials holdings was attributable to six stocks that have been sold. These companies were affected by exposure to the mortgage sector and by the sudden withdrawal of liquidity by Wall Street. Most of the portfolio’s weakness in the financials sector, however, was due to a number of stocks that we continue to hold, based on what we believe are compelling valuations. The earnings of most of these companies have continued to grow and dividends have increased. Investors, however, have not discriminated between firms that have little or no exposure to residential mortgages and subprime credit, and those that do. We believe this creates a number of attractive opportunities.

Outlook  > In our view, the portfolio is currently attractively positioned relative to its benchmark. We continue to focus on companies with very high returns on invested capital, low valuations and proven records of success. In addition, we try to identify those companies whose management interests are aligned with shareholders.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Cap Opportunities Trust Series I (began 5/5/03)	–7.66%	—	—	15.23%	—	—	93.56%
Small Cap Opportunities Trust Series II (began 5/5/03)	–7.80%	—	—	15.01%	—	—	91.83%
Small Cap Opportunities Trust Series NAV[2] (began 2/28/05)	–7.61%	—	—	15.27%	—	—	93.87%
Russell 2000 Value Index[3]	–9.78%	—	—	16.09%	—	—	100.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Small Cap Value Trust

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Stephen T. O’Brien, Timothy J. McCormack, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  > The portfolio’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	25.77
Industrial	20.33
Consumer, Cyclical	16.00
Consumer, Non-cyclical	15.53
Energy	5.56
Utilities	4.60
Basic Materials	2.88
Technology	1.85
Communications	0.67

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Small Cap Value Trust Series NAV returned –2.86%, outperforming the –9.78% return of the Russell 2000 Value Index.

Environment  > During the year, the U.S. equity markets posted positive returns, as measured by the S&P 500 Index (+5.5%). Mid-cap stocks outperformed large-cap stocks, while small-cap stocks lagged considerably, as measured by the S&P MidCap 400, S&P 500 and Russell 2000 indices, respectively. During the summer, the equity markets weakened after a strong start to the year, as problems in the subprime mortgage markets began to unfold, and rising energy prices weighed heavily on consumers. We expect the ongoing credit market distress to weaken global activity and be most pronounced in the United States.

The Trust benefited from strong stock selection, particularly in the Consumer Discretionary and Financial sectors. A memorization products and brand solutions company and a hospitality company were the top performers in the Consumer Discretionary sector and were among the top relative contributors to the Trust. The hospitality company, which operates and franchises steakhouses, benefited from a takeover bid at a 40% premium to the market price. We eliminated the position from the portfolio. Other relative contributors were in Materials and Energy.

Returns were offset by weak stock selection in Industrials and an underweight to Materials. Other top relative detractors included two Real Estate companies and a Materials company that the Trust didn’t hold.

Outlook  > We believe that the most predictable way to generate superior long-term returns is to focus on individual stock selection. Investment actions are taken based on our judgment concerning the company’s long-term fundamentals and an estimate of the company’s economic value on a per-share basis relative to the stock price. As a residual of our bottom-up stock selection process, we ended the period overweight Industrials and Consumer Discretionary and underweight Financials and Information Technology.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Cap Value Trust Series I2 (began 4/29/05)	–2.93%	16.95%	—	15.97%	118.81%	—	243.85%
Small Cap Value Trust Series II2 (began 4/29/05)	–3.08%	16.83%	—	15.89%	117.65%	—	242.03%
Small Cap Value Trust Series NAV[3] (began 8/31/99)	–2.86%	16.98%	—	15.98%	119.08%	—	244.28%
Russell 2000 Value Index[4]	–9.78%	15.80%	—	11.99%	108.24%	—	157.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I, and Series II shares of the Small Cap Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I, and Series II shares.

3	The Series NAV shares of the Small Cap Value Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. These Shares were first issued on August 31, 1999.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Current subadviser assignment became effective April 29, 2005.

Small Company Trust

Subadviser: American Century Investment Management, Inc.
Portfolio Managers: William Martin, John Schniedwind, Matti von Turk

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital growth by investing at least 80% of its net assets in stocks of U.S. companies that have market capitalizations at the time of investment, not greater than that of the largest company in the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	20.84
Consumer, Non-cyclical	19.26
Financial	13.18
Technology	10.03
Consumer, Cyclical	9.23
Energy	7.09
Basic Materials	5.64
Communications	5.42
Utilities	4.09

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Small Company Trust Series I returned –6.53%, underperforming the –0.30% return of the S&P SmallCap 600 Index.

Environment  > The broad U.S. stock market indexes advanced for the fifth straight year despite an increasingly volatile market environment. Stocks rose throughout much of the first half of the year as solid corporate earnings and heavy merger activity fueled a market rally. However, a meltdown in the subprime lending industry in July brought a credit crisis and the threat of a recession, sparking a sharp increase in volatility that led to a market downturn at year-end. Although the broad market indexes gained about 5% for the year, small-cap stocks declined modestly overall.

Within the portfolio, the biggest positive impact on performance in 2007 came from the economically sensitive Materials and Industrials sectors. Chemicals companies and metals & mining stocks were the top performers in the Materials sector, while construction & engineering firms led the advance in the Industrials sector. Another area of strength was the Utilities sector, where gas utilities generated the best results.

Three sectors were largely responsible for the portfolio’s overall decline. The most significant of these was the Financials sector, which was dragged down by the impact of the subprime meltdown on commercial banks and thrifts & mortgage finance companies. The other two declining sectors in the portfolio were Information Technology and Consumer Discretionary.

Outlook  > The volatility in the last half of the year was challenging for portfolio performance. In the long run, however, we remain confident that our disciplined investment approach — building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return — will continue to produce superior results.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Company Trust Series I (began 5/3/04)	–6.53%	—	—	6.92%	—	—	27.77%
Small Company Trust Series II (began 5/3/04)	–6.72%	—	—	6.70%	—	—	26.81%
Small Company Trust Series NAV[2] (began 2/28/05)	–6.46%	—	—	6.96%	—	—	27.95%
S&P SmallCap 600 Index[3]	–0.30%	—	—	11.22%	—	—	47.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflect the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Small Company Growth Trust

Subadviser: A I M Capital Management, Inc.
Portfolio Manager: Juliet S. Ellis, Juan R. Hartsfield

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.61
Technology	19.73
Industrial	14.86
Consumer, Cyclical	8.70
Communications	7.45
Energy	7.06
Financial	6.06
Utilities	1.42
Basic Materials	1.38

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > During the year, the Small Company Growth Trust Series NAV returned +10.34%, outperforming the +7.05% return of the Russell 2000 Growth Index.

Environment  > Despite high market volatility late in the year, major U.S. equity markets finished the year in positive territory. Early on, strong economic growth, favorable corporate earnings, and increased merger and acquisition activity drove equity markets. However, concerns about the credit markets, continued weakness in housing and rising oil prices weighed heavily on investor sentiment in the second half of the year. Large- and mid-cap stocks generally outperformed small-cap stocks, and growth stocks outpaced value stocks. With the exception of the Financials and Consumer Discretionary sectors, positive performance was broad across the Russell 2000 Growth Index, with the best returns found in the Materials, Energy and Utilities sectors.

The Trust benefited from positive absolute performance in eight out of ten economic sectors, with the highest positive impact on performance coming from holdings in Health Care, Information Technology (IT) and Energy. The Trust outperformed its benchmark Index by the widest margin in these three sectors.

Outperformance in IT was driven primarily by solid stock selection in a number of industries, including Internet software and services, software and semiconductors/semiconductor equipment. Many companies in the Energy sector continued to benefit from higher oil prices and the ongoing modernization and expansion of the global energy infrastructure. The Trust outperformed the Index in this sector due to solid stock selection in energy equipment and services holdings as well as exploration and production holdings. An overweight position in energy equipment and services holdings also contributed to outperformance. The portfolio also outperformed its benchmark in the Health Care sector primarily due to stock selection in biotechnology and health care providers and services holdings.

Underperformance versus the Index was isolated in the Materials and Consumer Discretionary sectors. In the Materials sector, sub-par performance was primarily driven by an underweight position in chemicals holdings and an overweight position in construction materials. In the Consumer Discretionary sector, stock selection in the specialty retail industry was costly. Many retail stocks faced selling pressure, as investors feared that consumers would begin to slow their discretionary spending.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Company Growth Trust Series NAV (began 10/24/05)	10.34%	—	—	14.14%	—	—	33.54%
Russell 2000 Growth Index[2]	7.05%	—	—	11.90%	—	—	27.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Small Company Value Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. The portfolio invests in small companies whose common stocks are believed to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	23.77
Financial	16.57
Consumer, Non-cyclical	13.71
Energy	8.83
Consumer, Cyclical	8.15
Basic Materials	7.89
Technology	5.34
Utilities	4.01
Communications	2.58

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Small Company Value Trust Series I returned –1.20%, outperforming the –9.78% return of the Russell 2000 Value Index.

Environment  > During an exceptionally volatile period, stock prices generally fell amid concerns that rising oil prices, falling home values and ongoing credit market turmoil would lead to a significant economic slowdown. In October and November, the large-capitalization S&P 500 Index suffered its first correction — a drop of 10% or more — in about five years. Small-cap stocks fared worse than their larger counterparts. Growth stocks held up much better than value stocks across all market capitalizations.

The Financials sector struggled due to problems arising from subprime mortgages and ensuing credit market unrest, and was one of the worst performing sectors. The portfolio outperformed the Index by a wide margin, primarily on the strength of stock selection. Commercial banks and insurance companies provided a big boost to performance. In addition, the portfolio tended to avoid thrifts and mortgage finance companies that were hit by subprime mortgage turmoil.

The Industrials and Business Services sector produced a gain for the portfolio but was basically flat in the Index. Commercial services and supplies, and electrical equipment companies, were large relative contributors. Energy was the best- performing sector of the Index due to rising oil prices, and the portfolio benefited from overweighting it. The portfolio’s Health Care stocks were also strongly positive and nearly doubled the sector’s return within the Index. Slight underperformance in the Information Technology sector was driven largely by stock selection.

Outlook  > Market conditions are likely to remain volatile as concern over an economic slowdown grows in the face of continued housing market weakness and as the credit markets grapple with problems arising from subprime mortgages. As investors in the small-cap value space, we are mindful of the shift in market leadership from small-cap and value shares to larger, growth-oriented stocks. In this environment, we are focused on three areas — Technology shares, which appear to be enjoying a long-awaited revival, small-cap firms that seem relatively insulated from current financial turmoil, and individual stocks that have been hurt by the market’s volatility but whose revenue streams and earnings remain intact.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I (began 10/1/97)	–1.20%	15.35%	8.36%	104.25%	123.13%
Small Company Value Trust Series II2 (began 1/28/02)	–1.35%	15.16%	8.26%	102.51%	121.05%
Small Company Value Trust Series NAV[3] (began 2/28/05)	–1.14%	15.39%	8.37%	104.57%	123.48%
Russell 2000 Value Index	–9.78%	15.80%	9.06%	108.24%	138.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

Current subadviser assignment became effective April 30, 2001

U.S. Core Trust

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  > To seek a high total return by investing at least 80% of its net assets in investments tied economically to the U.S. and it invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	31.96
Consumer, Cyclical	13.81
Energy	13.71
Technology	12.74
Communications	10.04
Financial	6.70
Industrial	5.67
Basic Materials	1.73
Utilities	1.31
Diversified	0.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the U.S. Core Trust Series I returned +1.27%, underperforming the +5.49% return of the S&P 500 Index.

Environment  > 2007 ended with a resounding thud as the S&P 500 Index declined 3.3% in the fourth quarter for its first fourth-quarter loss in seven years. It gained a tepid +5.49% for the year. Among investors’ concerns were home prices deflating on a national basis, rising delinquencies beyond subprime mortgages, increasing concerns over recession and declining profit margins, slowing consumer spending, capital expenditures and job growth, tightening credit standards, a falling dollar, short-term liquidity issues, and rising food and energy prices. These uncertainties led to increased volatility and lower equity prices and bond yields.

For the first time since the Internet bubble in 1999, growth stocks bested their value counterparts by a fair margin for the year. Similarly, large-cap stocks outperformed small-cap stocks for the first time in seven years. Real Estate Investment Trusts (REITs), which had gained 35.9% in 2006, were down 16.8% in 2007, relative to the Morgan Stanley REIT Index.

Sector selection detracted from relative returns for the year. The Trust saw positive returns relative to the benchmark, attributable to its underweight positions in the Financial and Construction sectors and an overweight in Oil & Gas. An overweight in Retail Stores and underweight positions in the Machinery and Metals & Mining sectors detracted from relative returns.

Stock selection also detracted from relative returns. Selections in the Health Care, Manufacturing and Utility sectors added to returns versus the benchmark while picks in the Financial, Retail Stores and Consumer Goods sectors detracted.

Outlook  > Looking ahead to 2008, investors’ willingness to continue their multi-year affinity for risky assets will weigh on market returns. Some measures of risk aversion in the banking and financial sectors have certainly started to play out, but despite headlines suggesting that the worst may have come and gone, it appears that a broad-based structural revaluation of risk has barely begun. The coming year will show whether investors have enough strength left for another bullish rally or if the fourth-quarter declines will continue.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
U.S. Core Trust Trust Series I (began 4/23/91)	1.27%	8.80%	3.64%	52.46%	42.97%
U.S. Core Trust Trust Series II2 (began 1/28/02)	0.99%	8.59%	3.53%	50.98%	41.50%
U.S. Core Trust Trust Series NAV[3] (began 4/29/05)	1.31%	8.83%	3.65%	52.65%	43.15%
S&P 500 Index	5.49%	12.83%	5.91%	82.86%	77.56%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

U.S. Global Leaders Growth Trust

Subadviser: Sustainable Growth Advisers, L.P.
Portfolio Managers: George P. Fraise, Gordon M. Marchand, Robert L. Rohn

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks long-term growth of capital by investing in common stocks of “U.S. Global Leaders” companies that are considered to have a high degree of predictability and above average sustainable long-term growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	38.77
Consumer, Cyclical	17.14
Technology	15.22
Industrial	9.26
Financial	5.97
Communications	5.73
Basic Materials	1.90

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the U.S. Global Leaders Growth Trust Series I returned +3.63%, underperforming the +5.49% return of the S&P 500 Index.

Environment  > The developments over the past six months have changed the debate regarding the corporate profit cycle. The stock market rally that began in 2003 was driven by an extended period of above-average profit growth, including a record 19 consecutive quarters of double-digit earnings growth for the companies in the S&P 500 Index. In the last half of 2007, the profit landscape changed dramatically. The latest earnings reports for the S&P 500 revealed the slowest growth rate in five years, and the consensus expectation for the upcoming quarter is even more dire — the first quarterly decline in earnings since 2002. In addition, losses from the subprime mortgage meltdown, declining home prices, concern about the level of consumer spending and rising odds of a recession in 2008 have created considerable uncertainty about corporate profits in the coming year.

Consequently, the focus is now on how far profit growth will fall. The companies in the portfolio are on track to grow earnings by approximately 14% in 2007, and we anticipate a comparable growth rate for 2008. In contrast, earnings for the S&P 500 are expected to be 6–7% for both 2007 and 2008, which is about the long-term historical average. But even these numbers could be overly optimistic — if the housing downturn, the subprime debacle and accompanying credit crunch, and high energy and commodity prices lead to a recession in 2008, we could see further downward pressure on earnings growth in the broader market.

Outlook  > A factor in favor of portfolio companies is valuations, which remain highly attractive. Historically, companies that generated consistent, sustainable double-digit earnings growth were awarded premium valuations. Today, portfolio companies continue to trade near the most attractive valuation levels in more than 10 years, particularly on a cash-flow basis. We expect portfolio performance will positively reflect the widening gap between the earnings growth of the portfolio and that of the market.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. Global Leaders Growth Trust Series I (began 5/3/04)	3.63%	—	—	3.30%	—	—	12.61%
U.S. Global Leaders Growth Trust Series II (began 5/3/04)	3.49%	—	—	3.13%	—	—	11.97%
U.S. Global Leaders Growth Trust Series NAV[2] (began 2/28/05)	3.72%	—	—	3.36%	—	—	12.86%
S&P 500 Index[3]	5.49%	—	—	9.76%	—	—	40.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares which have higher expenses than NAV shares. Had the performance for periods prior to February 28, 2005 reflected NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

U.S. Large Cap Trust

Subadviser: Capital Guardian Trust Company
Portfolio Managers: Michael R. Ericksen, David I. Fisher, Eugene P. Stein, Theodore R. Samuels, Terry Berkemeier, Alan Wilson, Karen Miller

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term growth of capital and income. The portfolio invests at least 80% of its net assets in equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.09
Financial	16.04
Communications	13.48
Industrial	11.91
Technology	9.65
Consumer, Cyclical	9.19
Energy	7.86
Basic Materials	3.73
Utilities	1.31
Funds	0.85

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the U.S. Large Cap Trust Series I returned –0.34%, underperforming the +5.49% return of the S&P 500 Index.

Environment  > Stocks soared for much of the year, companies reported strong corporate earnings and the economy accelerated. But ripples of subprime mortgage trouble appeared in February and June before bursting open in the third quarter.

Rising investor concern about the U.S. economy and capital spending hurt some Technology holdings, including contract manufacturers and semiconductor memory companies.

The credit crunch further intensified concerns about the housing market, subprime mortgages and collateralized debt obligations, hurting several of our holdings among thrifts and bond insurers. The largest U.S. savings and loan saw its shares tumble as the housing and credit markets deteriorated and after regulators began investigating how the company set values for mortgages sold to investors. Selection in Health Care and an underweight position in Energy also weighed on returns. Selection in Materials was positive for the portfolio.

Outlook  > We think a U.S. economic slowdown is underway. While we do not yet know the full scope of the credit market crisis, we believe it will take time for all its ramifications to work through the financial system and the economy. High oil prices may remain a headwind, but should not be an insurmountable one. We are encouraged by the strength of U.S. exports. The possibility of declining real interest rates outside the U.S. combined with a reduced U.S. current account deficit and low valuation could provide a floor for exports later in the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. Large Cap Trust Series I (began 5/1/99)	–0.34%	11.84%	—	3.49%	74.96%	—	34.68%
U.S. Large Cap Trust Series II2 (began 1/28/02)	–0.52%	11.60%	—	3.37%	73.10%	—	33.25%
U.S. Large Cap Trust Series NAV[3] (began 2/28/05)	–0.26%	11.88%	—	3.52%	75.30%	—	34.95%
S&P 500 Index[4]	5.49%	12.83%	—	2.76%	82.86%	—	26.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

U.S. Multi Sector Trust

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks total return greater than its benchmark, the Russell 3000 Index, and invests at least 80% of its net assets in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	29.57
Consumer, Cyclical	14.87
Technology	13.74
Energy	12.73
Communications	9.22
Financial	6.88
Industrial	5.99
Basic Materials	1.84
Utilities	0.74

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the U.S. Multi Sector Trust Series NAV returned +2.38%, underperforming the +5.14% return of the Russell 3000 Index.

Environment  > 2007 ended with a resounding thud as the S&P 500 Index declined 3.3% in the fourth quarter for its first fourth-quarter loss in seven years. It gained a tepid +5.5% for the year. Among investors’ concerns were home prices deflating on a national basis, rising delinquencies beyond subprime mortgages, increasing concerns over recession and declining profit margins, slowing consumer spending, capital expenditures and job growth, tightening credit standards, a falling dollar, short-term liquidity issues, and rising food and energy prices. These uncertainties led to increased volatility and lower equity prices and bond yields.

For the first time since Internet bubble in 1999, growth stocks bested their value counterparts by a fair margin for the year. Similarly, large-cap stocks outperformed small-cap stocks for the first time in seven years. REITs, which had gained 35.9% in 2006, were down 16.8% in 2007.

Sector selection added to relative returns for the year. The Trust saw positive returns relative to the benchmark attributable to its underweight positions in the Financial and Construction sectors and an overweight in Oil & Gas. An overweight in Retail Stores and underweight positions in the Machinery and Utility sectors hurt relative returns.

Stock selection detracted from relative returns. Selections in the Health Care, Utility and Manufacturing sectors added to returns versus the benchmark while picks in the Retail Stores, Consumer Goods and Technology sectors detracted.

Outlook  > Looking ahead to 2008, investors’ willingness to continue their multi-year affinity for risky assets will weigh on market returns. Some measures of risk aversion in the banking and financial sectors have certainly started to play out, but despite headlines suggesting that the worst may have come and gone, it appears that a broad-based structural revaluation of risk has barely begun. The coming year will show whether investors have enough strength left for another bullish rally or if the fourth quarter declines will continue.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. Multi Sector Trust Series NAV (began 10/24/05)	2.38%	—	—	6.62%	—	—	15.03%
Russell 3000 Index[2]	5.14%	—	—	11.65%	—	—	27.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Utilities Trust

Subadviser: MFS Investment Management
Portfolio Managers: Maura A. Shaughnessy, Albert D. Persons

INVESTMENT OBJECTIVE & POLICIES  > To seek capital growth and current income by primarily investing in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	49.65
Communications	32.48
Energy	12.77
Industrial	0.74

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  > For the year, the Utilities Trust Series I returned +27.40%, outperforming the +19.36% return of the S&P Utilities Sector Index.

Environment  > As 2007 drew to a close, global financial markets were enmeshed in another period of volatility driven by the ongoing credit crisis and uncertainty about the global economic impact of the slowing U.S. economy. The crisis in the U.S. subprime market erupted in the third quarter. Fears of more bad loans, combined with the slowing U.S. housing market, sparked a global liquidity crunch. In response, central banks around the world injected billions of dollars to keep financial systems liquid and help ease investor worries.

Investor fears were heightened in November as the severity of the credit crisis became more apparent, along with its toll on banks’ balance sheets. Globally, banks were hit by losses from mortgage bets gone bad, and some of the world’s largest banks agreed to capital infusions from sovereign wealth funds in the Middle East. In mid-December, several of the world’s central banks including the U.S. Federal Reserve announced a joint plan to ease liquidity in global markets by broadening the range of collateral against which banks can borrow.

Investor fears and the ensuing volatility have also been driven by the possibility of a U.S. recession and the potential global effect of such a slowdown, especially on exporting countries. Recession concerns have been exacerbated by the high cost of oil, bad mortgage bets and a glut of empty homes. Retail sales have stalled, corporate earnings likely have peaked and consumer confidence is falling. Global stock markets closed the year higher. At this time, we do not believe that conditions are in place for a worldwide recession.

Strong stock selection in the electric power industry contributed to the portfolio’s relative performance as did holdings in wireless communications, which is not represented in the benchmark, and the portfolio’s currency exposure. Our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the portfolio’s currency exposure to differ from the benchmark. Positioning in several strong-performing benchmark constituents in the electric power industry detracted from results. Although no securities were among the top detractors, our positions in the broadcasting industry also held back performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Utilities Trust Series I (began 4/30/01)	27.40%	27.69%	—	10.45%	239.47%	—	94.07%
Utilities Trust Series II2 (began 1/28/02)	27.10%	27.44%	—	10.26%	236.12%	—	91.88%
Utilities Trust Series NAV[3] (began 4/29/05)	27.43%	27.69%	—	10.45%	239.48%	—	94.08%
S&P Utilities Sector Index[4]	19.36%	21.49%	—	4.14%	164.72%	—	31.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Value Trust

Subadviser: Morgan Stanley Investment Management Inc. – Van Kampen
Portfolio Manager: James Gilligan

INVESTMENT OBJECTIVE & POLICIES  > To realize an above-average total return over a market cycle of three to five years by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell MidCap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.85
Financial	20.80
Industrial	10.62
Consumer, Cyclical	10.02
Utilities	8.86
Energy	8.79
Basic Materials	7.20
Technology	7.01
Funds	2.18
Communications	1.60

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Value Trust Series I returned +8.22%, outperforming the –1.42% return of the Russell MidCap Value Index.

Environment  > The broad stock market had a modest gain for the year. However, value stocks that comprise the Russell MidCap Value Index and generally represent the portfolio’s universe of investable stocks did not fare so well. Given the uncertainties about economic growth, investors turned away from value stocks in favor of growth stocks, which are perceived to have greater potential for above-average growth in less robust economic conditions.

The primary contributor to relative performance was an underweight stock selection in the Financial Services sector. The Trust had no exposure to real estate investment trusts (REITs) and limited exposure to regional banks, which helped minimize exposure to the damage caused by the subprime mortgage collapse. Furthermore, strong stock selection in diversified financials companies bolstered relative gains. Elsewhere, stock selection in the Industrials, Consumer Discretionary and Technology sectors also added to relative gains.

Detractors from relative performance included stock selection in the Consumer Staples sector. The Trust had exposure to a drug store chain whose share price declined in response to company-specific problems. Stock selection in the Materials sector also hampered relative results, stemming from the weak performance of a position in a paint manufacturing company, and a lack of exposure to the metals and mining industry.

Outlook  > We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Value Trust Series I (began 1/1/97)	8.22%	18.70%	8.39%	135.64%	123.88%
Value Trust Series II2 (began 1/28/02)	8.00%	18.50%	8.30%	133.71%	121.87%
Value Trust Series NAV[3] (began 4/29/05)	8.26%	18.72%	8.40%	135.82%	124.05%
Russell MidCap Value Index	–1.42%	17.92%	10.18%	128.00%	163.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

Current subadviser assignment became effective May 1, 2003

Value & Restructuring Trust

Subadviser: UST Advisers, Inc.
Portfolio Managers: David J. Williams, Timothy Evnin, John McDermott

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital appreciation by investing at least 65% of the portfolio’s assets in common stocks of U.S. and foreign companies whose share price does not reflect the economic value of the company’s assets, but where its restructuring efforts or industry consolidation will serve to highlight the true value of the company.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	24.60
Financial	18.42
Industrial	14.44
Basic Materials	9.95
Communications	9.48
Consumer, Non-cyclical	9.29
Consumer, Cyclical	6.60
Technology	1.40
Utilities	0.47

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Value & Restructuring Trust Series NAV returned +10.56%, outperforming the +5.49% return of the S&P 500 Index.

Environment  > In the context of a generally declining market in the second half, the disparate returns from the portfolio’s sectors were quite striking and unusual. Anything global (especially emerging markets), Energy or Industrial in nature helped lift the portfolio. In contrast, purely domestic stocks, such as Financials or Consumer Discretionary, took a drubbing. The causes of this unusual dichotomy were the housing-related domestic slowdown and the continuing global boom. Because the portfolio is well diversified, the net effect of all this volatility was negligible overall.

Coal miners provided the best returns in the portfolio along with a Brazilian oil producer and tractor maker. A group of natural resources-related companies each gained well in excess of 50% for the year. Our investment in natural resource companies is significant and we believe it should spur future performance.

Companies detracting from last year’s performance were housing/mortgage-related. We did a poor job of culling these from the portfolio, but feel that many of these same companies could lead the recovery once the market senses that the Federal Reserve has adequately addressed the housing mess. We believe such problems far outweigh the potential for a resurgence of inflation.

A silver lining to the harsh market volatility was the opportunity to upgrade quality and liquidity in the portfolio. We trimmed or sold outright positions in numerous firms and we reinvested the proceeds into companies with better prospects.

Outlook  > We expect that at some point in 2008, the stock market will likely look beyond the current credit crisis. Several issues could come into play then, including lower short-term interest rates from further Fed easing, which should help to propel the market higher, but concerns regarding the outlook for marginal tax rates in this election year could temper investor enthusiasm.

We believe that barring a recession, we could see modest stock market gains in 2008, not unlike those experienced in 2007. In this kind of market scenario, we believe the portfolio should perform reasonably well relative to its benchmark. Economic slowdown and market turbulence tend to favor companies — including many of our holdings — with lean operations and strong cash flow.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Value & Restructuring Trust Series NAV (began 10/24/05)	10.56%	—	—	14.60%	—	—	34.71%
S&P 500 Index[2]	5.49%	—	—	11.82%	—	—	27.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Vista Trust

Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Glenn A. Fogle, David M. Holland, Bradley J. Eixmann

INVESTMENT OBJECTIVE & POLICIES  > To seek long-term capital growth by investing in common stocks of companies that are medium-sized and smaller at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	25.81
Consumer, Non-cyclical	20.45
Consumer, Cyclical	12.39
Technology	11.84
Communications	10.34
Energy	7.44
Financial	3.99
Basic Materials	3.43
Utilities	1.50

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Vista Trust Series NAV returned +38.44%, outperforming the +11.43% return of the Russell MidCap Growth Index.

Environment  > U.S. equity markets delivered modest gains for the year, despite high levels of volatility. The markets’ upward climb during the first half of the year was spurred largely by continued global expansion and corresponding solid corporate earnings growth. By summer though, the problems associated with the subprime mortgage market led to a credit crisis, sapping consumer spending strength and placing downward pressure on markets. In an effort to relieve the strain, the Federal Reserve cut the federal funds rate three times in the last four months of the year, bringing the rate from 5.25% to 4.25%. Although the Fed’s actions helped to alleviate concerns surrounding the economy and the markets, volatility levels remained high through the end of the year.

Amid this volatility, the Trust remained focused on the fundamental business prospects of its investments, helping the portfolio to outperform its benchmark.

An overweight position in the Industrials sector and underweight position in the Consumer Discretionary sector contributed to outperformance. The portfolio derived the bulk of its strong results, though, from effective security selection within these sectors, and in the Technology and Materials sectors. An underweight position and effective stock selection within the Financials group also aided relative gains. That more than compensated for a detrimental underweight and stock selection within the Energy sector.

Outlook  > In the current environment, characterized by high levels of volatility, our investment process continues to focus on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. In this environment, we are confident in our current sector emphasis, and continue monitoring the market for any meaningful, sustainable changes in sector leadership.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Vista Trust Series NAV (began 10/24/05)	38.44%	—	—	23.25%	—	—	57.93%
Russell MidCap Growth Index[2]	11.43%	—	—	13.40%	—	—	31.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

John Hancock Trust

Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of the American Portfolios and Franklin Templeton Founding Allocation Portfolio, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
All Cap Core
Series I — Actual	$1,000.00	$965.87	$4.26	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Series II — Actual	1,000.00	964.57	5.25	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series NAV — Actual	1,000.00	965.82	4.01	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
All Cap Growth
Series I — Actual	$1,000.00	$1,020.34	$4.84	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Series II — Actual	1,000.00	1,019.08	5.85	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.41	5.85	1.15%
Series NAV — Actual	1,000.00	1,020.21	4.58	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
All Cap Value
Series I — Actual	$1,000.00	$992.61	$4.87	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
Series II — Actual	1,000.00	992.17	5.87	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.31	5.96	1.17%
Series NAV — Actual	1,000.00	993.50	4.62	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
American Asset Allocation **
Series II — Actual	$1,000.00	$985.97	$3.90	0.78	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78	%†
American Blue Chip Income & Growth **
Series I — Actual	$1,000.00	$949.15	$1.92	0.39	%†
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.24	1.99	0.39	%†
Series II — Actual	1,000.00	947.78	2.65	0.54	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.48	2.75	0.54	%†
American Bond **
Series I — Actual	$1,000.00	$1,015.13	$1.93	0.38	%†
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38	%†
Series II — Actual	1,000.00	1,013.86	2.69	0.53	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53	%†
American Fundamental Holding ** ˆ
Series I — Actual	$1,000.00	$969.46	$1.71	1.04	%†
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,006.62	1.74	1.04	%†
Series II — Actual	1,000.00	1,006.35	2.01	1.20	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,006.35	2.01	1.20	%†
Series III — Actual	1,000.00	1,007.19	1.17	0.70	%†
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,007.19	1.17	0.70	%†
American Global Diversification ** ˆ
Series I — Actual	$1,000.00	$968.30	$1.53	0.93	%†
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,006.80	1.56	0.93	%†
Series II — Actual	1,000.00	1,006.72	1.64	0.98	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,006.72	1.64	0.98	%†
Series III — Actual	1,000.00	1,007.39	0.97	0.58	%†
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,007.39	0.97	0.58	%†
American Global Growth **
Series II — Actual	$1,000.00	$1,040.07	$4.11	0.80	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80	%†
American Global Small Capitalization **
Series II — Actual	$1,000.00	$1,000.54	$4.29	0.85	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85	%†
American Growth **
Series I — Actual	$1,000.00	$1,013.86	$1.93	0.38	%†
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38	%†
Series II — Actual	1,000.00	1,013.06	2.69	0.53	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53	%†
American Growth-Income **
Series I — Actual	$1,000.00	$970.13	$1.89	0.38	%†
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38	%†
Series II — Actual	1,000.00	969.28	2.63	0.53	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53	%†
American High-Income Bond **
Series II — Actual	$1,000.00	$974.49	$4.73	0.95	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95	%†
American International **
Series I — Actual	$1,000.00	$1,063.98	$1.98	0.38	%†
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38	%†
Series II — Actual	1,000.00	1,062.82	2.76	0.53	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53	%†
American New World **
Series II — Actual	$1,000.00	$1,136.41	$4.68	0.87	%†
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87	%†

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Blue Chip Growth
Series I — Actual	$1,000.00	$1,035.95	$4.36	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Series II — Actual	1,000.00	1,034.38	5.38	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.91	5.35	1.05%
Series NAV — Actual	1,000.00	1,035.94	4.11	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%
Capital Appreciation
Series I — Actual	$1,000.00	$1,063.79	$4.27	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%
Series II — Actual	1,000.00	1,062.70	5.30	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series NAV — Actual	1,000.00	1,065.27	4.01	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Classic Value
Series I — Actual	$1,000.00	$821.48	$4.27	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Series II — Actual	1,000.00	820.34	5.18	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%
Series NAV — Actual	1,000.00	821.50	4.04	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Core Equity
Series I — Actual	$1,000.00	$896.79	$4.11	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Series II — Actual	1,000.00	896.11	5.07	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series NAV — Actual	1,000.00	896.63	3.87	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Dynamic Growth
Series I — Actual	$1,000.00	$973.45	$5.02	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Series II — Actual	1,000.00	973.21	6.02	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.11	6.16	1.21%
Series NAV — Actual	1,000.00	972.06	4.77	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Emerging Growth
Series I — Actual	$1,000.00	$967.64	$5.06	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series II — Actual	1,000.00	966.94	6.05	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.06	6.21	1.22%
Series NAV — Actual	1,000.00	968.24	4.81	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
Emerging Markets Value
Series I — Actual	$1,000.00	$1,090.53	$6.01	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.13%
Series NAV — Actual	1,000.00	1,084.83	5.68	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.76	5.50	1.08%
Emerging Small Company
Series I — Actual	$1,000.00	$971.15	$5.32	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Series II — Actual	1,000.00	970.05	6.31	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	971.21	5.07	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Equity Income
Series I — Actual	$1,000.00	$955.52	$4.24	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Series II — Actual	1,000.00	954.76	5.22	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series NAV — Actual	1,000.00	955.85	3.99	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Financial Services
Series I — Actual	$1,000.00	$897.35	$4.40	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%
Series II — Actual	1,000.00	897.25	5.36	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Series NAV — Actual	1,000.00	897.71	4.16	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%
Franklin Templeton Founding Allocation **
Series II — Actual	$1,000.00	$955.47	$1.38	0.28%††
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.79	1.43	0.28%††
Fundamental Value
Series I — Actual	$1,000.00	$974.75	$4.28	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Series II — Actual	1,000.00	973.58	5.27	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series NAV — Actual	1,000.00	974.52	4.03	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Global
Series I — Actual	$1,000.00	$950.73	$4.62	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.47	4.79	0.94%
Series II — Actual	1,000.00	949.89	5.60	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
Series NAV — Actual	1,000.00	951.12	4.38	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.72	4.53	0.89%
Global Allocation
Series I — Actual	$1,000.00	$1,006.47	$5.11	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Series II — Actual	1,000.00	1,005.61	6.12	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.11	6.16	1.21%
Series NAV — Actual	1,000.00	1,006.01	4.85	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Global Real Estate
Series NAV — Actual	$1,000.00	$898.99	$5.07	1.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Growth & Income
Series NAV — Actual	$1,000.00	$1,040.98	$3.45	0.67%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.83	3.41	0.67%
Health Sciences
Series I — Actual	$1,000.00	$1,087.86	$6.05	1.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.41	5.85	1.15%
Series II — Actual	1,000.00	1,086.93	7.10	1.35%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%
Series NAV — Actual	1,000.00	1,087.68	5.79	1.10%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Income & Value
Series I — Actual	$1,000.00	$964.35	$4.51	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.62	4.63	0.91%
Series II — Actual	1,000.00	963.20	5.49	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.61	5.65	1.11%
Series NAV — Actual	1,000.00	964.76	4.26	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
International Core
Series I — Actual	$1,000.00	$992.01	$5.42	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.76	5.50	1.08%
Series II — Actual	1,000.00	990.36	6.42	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.75	6.51	1.28%
Series NAV — Actual	1,000.00	992.43	5.17	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%
International Opportunities
Series I — Actual	$1,000.00	$1,116.67	$5.55	1.04%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.96	5.30	1.04%
Series II — Actual	1,000.00	1,116.04	6.61	1.24%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.95	6.31	1.24%
Series NAV — Actual	1,000.00	1,117.18	5.28	0.99%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
International Small Cap
Series I — Actual	$1,000.00	$915.92	$5.75	1.19%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.21	6.06	1.19%
Series II — Actual	1,000.00	914.77	6.71	1.39%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.07	1.39%
Series NAV — Actual	1,000.00	916.08	5.51	1.14%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
International Small Company
Series NAV — Actual	$1,000.00	$922.04	$5.38	1.11%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.61	5.65	1.11%
International Value
Series I — Actual	$1,000.00	$1,008.43	$5.11	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Series II — Actual	1,000.00	1,007.29	6.12	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.11	6.16	1.21%
Series NAV — Actual	1,000.00	1,008.91	4.86	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Large Cap
Series I — Actual	$1,000.00	$943.54	$4.02	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%
Series II — Actual	1,000.00	942.92	5.00	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series NAV — Actual	1,000.00	944.43	3.77	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Large Cap Value
Series I — Actual	$1,000.00	$958.19	$4.44	0.90%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
Series II — Actual	1,000.00	957.19	5.43	1.10%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%
Series NAV — Actual	1,000.00	958.24	4.20	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Managed
Series NAV — Actual	$1,000.00	$988.19	$3.61	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Mid Cap Intersection
Series I — Actual	$1,000.00	$919.43	$4.71	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.95	0.97%
Series II — Actual	1,000.00	917.85	5.64	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.32	5.94	1.17%
Series NAV — Actual	1,000.00	919.55	4.47	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.55	4.70	0.92%
Mid Cap Stock
Series I — Actual	$1,000.00	$1,078.46	$4.92	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.47	4.79	0.94%
Series II — Actual	1,000.00	1,078.23	5.97	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
Series NAV — Actual	1,000.00	1,079.49	4.66	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.72	4.53	0.89%
Mid Cap Value
Series I — Actual	$1,000.00	$904.72	$4.56	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Series II — Actual	1,000.00	903.84	5.52	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.41	5.85	1.15%
Series NAV — Actual	1,000.00	904.48	4.32	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
Mid Cap Value Equity
Series NAV — Actual	$1,000.00	$958.64	$4.49	0.91%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.62	4.63	0.91%
Mid Value
Series I — Actual	$1,000.00	$912.06	$5.06	1.05%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.91	5.35	1.05%
Series II — Actual	1,000.00	911.69	6.02	1.25%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%
Series NAV — Actual	1,000.00	912.18	4.82	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.16	5.09	1.00%
Mutual Shares
Series NAV — Actual	$1,000.00	$940.20	$5.18	1.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Natural Resources
Series I — Actual	$1,000.00	$1,155.05	$6.08	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Series II — Actual	1,000.00	1,153.89	7.17	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.55	6.72	1.32%
Series NAV — Actual	1,000.00	1,155.66	5.81	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Overseas Equity
Series I — Actual	$1,000.00	$1,020.36	$5.96	1.17%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.31	5.96	1.17%
Series II — Actual	1,000.00	1,018.72	6.97	1.37%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%
Series NAV — Actual	1,000.00	1,020.25	5.70	1.12%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Pacific Rim
Series I — Actual	$1,000.00	$1,000.33	$5.65	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Series II — Actual	1,000.00	999.37	6.65	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.55	6.72	1.32%
Series NAV — Actual	1,000.00	1,001.67	5.40	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Quantitative All Cap
Series I — Actual	$1,000.00	$953.63	$3.94	0.80%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%
Series II — Actual	1,000.00	952.54	4.92	1.00%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.16	5.09	1.00%
Series NAV — Actual	1,000.00	954.27	3.69	0.75%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%
Quantitative Mid Cap
Series I — Actual	$1,000.00	$896.51	$4.45	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Series II — Actual	1,000.00	896.00	5.40	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%
Series NAV — Actual	1,000.00	897.29	4.21	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Quantitative Value
Series I — Actual	$1,000.00	$899.44	$3.49	0.73%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.53	3.72	0.73%
Series II — Actual	1,000.00	898.17	4.45	0.93%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Series NAV — Actual	1,000.00	899.26	3.26	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.78	3.47	0.68%
Real Estate Equity
Series NAV — Actual	$1,000.00	$866.44	$4.05	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Real Estate Securities
Series I — Actual	$1,000.00	$895.37	$3.77	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%
Series II — Actual	1,000.00	894.37	4.73	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
Series NAV — Actual	1,000.00	895.53	3.54	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%
Science & Technology
Series I — Actual	$1,000.00	$1,076.87	$6.12	1.17%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.31	5.96	1.17%
Series II — Actual	1,000.00	1,075.97	7.17	1.37%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%
Series NAV — Actual	1,000.00	1,077.48	5.86	1.12%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Small Cap
Series I — Actual	$1,000.00	$949.13	$4.81	0.98%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.27	4.99	0.98%
Series II — Actual	1,000.00	947.60	5.79	1.18%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.26	6.01	1.18%
Series NAV — Actual	1,000.00	949.17	4.57	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Small Cap Growth
Series I — Actual	$1,000.00	$1,028.39	$6.03	1.18%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.26	6.01	1.18%
Series II — Actual	1,000.00	1,026.71	7.05	1.38%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.25	7.02	1.38%
Series NAV — Actual	1,000.00	1,027.42	5.77	1.13%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%
Small Cap Intrinsic Value
Series NAV — Actual	$1,000.00	$942.04	$4.70	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Small Cap Opportunities
Series I — Actual	$1,000.00	$870.40	$5.14	1.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.71	5.55	1.09%
Series II — Actual	1,000.00	869.75	6.08	1.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.56	1.29%
Series NAV — Actual	1,000.00	870.53	4.90	1.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.96	5.30	1.04%
Small Cap Value
Series I — Actual	$1,000.00	$898.64	$5.55	1.16%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.36	5.90	1.16%
Series II — Actual	1,000.00	897.69	6.51	1.36%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.35	6.92	1.36%
Series NAV — Actual	1,000.00	849.00	5.31	1.11%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.61	5.65	1.11%
Small Company
Series I — Actual	$1,000.00	$860.60	$7.41	1.58%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.24	8.04	1.58%
Series II — Actual	1,000.00	859.59	8.34	1.78%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,016.23	9.05	1.78%
Series NAV — Actual	1,000.00	860.78	7.18	1.53%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.49	7.78	1.53%
Small Company Growth
Series NAV — Actual	$1,000.00	$985.07	$5.35	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Small Company Value
Series I — Actual	$1,000.00	$923.27	$5.19	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Series II — Actual	1,000.00	922.29	6.15	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	923.59	4.95	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
U.S. Core
Series I — Actual	$1,000.00	$962.62	$4.25	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Series II — Actual	1,000.00	961.64	5.24	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series NAV — Actual	1,000.00	963.05	4.01	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
U.S. Global Leaders Growth
Series I — Actual	$1,000.00	$1,035.27	$3.95	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Series II — Actual	1,000.00	1,034.36	4.97	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
Series NAV — Actual	1,000.00	1,036.45	3.70	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%
U.S. Large Cap
Series I — Actual	$1,000.00	$932.56	$4.38	0.90%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
Series II — Actual	1,000.00	931.84	5.36	1.10%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%
Series NAV — Actual	1,000.00	932.86	4.14	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
U.S. Multi Sector
Series NAV — Actual	$1,000.00	$966.55	$3.92	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Utilities
Series I — Actual	$1,000.00	$1,071.77	$5.38	1.03%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%
Series II — Actual	1,000.00	1,070.50	6.42	1.23%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%
Series NAV — Actual	1,000.00	1,071.49	5.12	0.98%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.27	4.99	0.98%
Value
Series I — Actual	$1,000.00	$968.52	$4.12	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%
Series II — Actual	1,000.00	968.03	5.11	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%
Series NAV — Actual	1,000.00	968.92	3.87	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%
Value & Restructuring
Series NAV — Actual	$1,000.00	$969.84	$4.22	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Vista
Series NAV — Actual	$1,000.00	$1,135.88	$5.22	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

**	Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

ˆ	Portfolios commenced operations on October 31, 2007. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (61), and divided by 365 (to reflect the one-half year period).

†	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.33% and 0.89% based on the mix of underlying funds held by the portfolio.

††	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.85% and 1.06% based on the mix of underlying funds held by the portfolio.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	All Cap Core	All Cap Growth	All Cap Value	American Asset Allocation
Investments in unaffiliated issuers, at value	$880,341,715	$364,112,844	$129,749,533	$510,637,108
Investments in affiliated issuers, at value (Note 2)	10,373,269	4,039,604	2,310,254	—
Securities loaned, at value (Note 2)	10,169,872	3,960,396	2,264,955	—
Repurchase agreements, at value (Note 2)	63,491,000	12,194,000	481,000	—
Total investments, at value	964,375,856	384,306,844	134,805,742	510,637,108
Cash	679	888	323	—
Foreign currency, at value	—	303,963	—	—
Receivable for investments sold	—	2,295,934	975,736	—
Receivable for fund shares sold	19,766	—	91,252	2,447,298
Dividends and interest receivable (net of tax)	694,229	149,112	125,034	—
Receivable for security lending income	3,388	2,965	2,118	—
Receivable due from adviser	—	57,868	5,755	—
Other assets	891	85	—	199
Total assets	965,094,809	387,117,659	136,005,960	513,084,605

Liabilities
Payable for investments purchased	—	2,619,058	486,399	2,436,414
Payable for fund shares repurchased	865,899	202,956	90,863	—
Payable upon return of securities loaned (Note 2)	10,373,269	4,039,604	2,310,254	—
Payable for futures variation margin	134,500	—	—	—
Payable to affiliates
Fund administration expenses	8,307	3,966	1,483	2,940
Trustees’ fees	300	168	78	—
Other payables and accrued expenses	65,174	35,052	28,136	24,181
Total liabilities	11,447,449	6,900,804	2,917,213	2,463,535

Net assets
Capital paid-in	$1,142,166,824	$428,505,652	$119,582,299	$528,435,223
Undistributed net investment income (loss)	2,117,167	—	170,303	—
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(187,191,305)	(115,992,416)	2,540,523	—
Net unrealized appreciation (depreciation) on investments and future contracts	(3,445,326)	67,703,619	10,795,622	(17,814,153)
Net assets	$953,647,360	$380,216,855	$133,088,747	$510,621,070
Investments in unaffiliated issuers, including repurchase agreements, at cost	$957,438,904	$312,566,459	$121,699,866	$528,451,261
Investments in affiliated issuers, at cost	$10,373,269	$4,039,604	$2,310,254	—
Foreign currency, at cost	—	$303,488	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$171,845,409	$208,808,205	$63,226,803	—
Shares outstanding	8,666,889	10,458,621	7,747,484	—
Net asset value, offering price and redemption price per share	$19.83	$19.97	$8.16	—

Series II
Net assets	$18,724,260	$28,057,556	$52,789,623	$510,621,070
Shares outstanding	947,060	1,420,172	6,489,096	41,221,019
Net asset value, offering price and redemption price per share	$19.77	$19.76	$8.14	$12.39

Series NAV
Net assets	$763,077,691	$143,351,094	$17,072,321	—
Shares outstanding	38,462,738	7,171,821	2,098,522	—
Net asset value, offering price and redemption price per share	$19.84	$19.99	$8.14	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	American Blue Chip Income and Growth	American Bond	American Fundamental Holding	American Global Diversification
Investments in unaffiliated issuers, at value	$175,264,905	$1,005,934,859	$58,401,537	$107,984,050
Total investments, at value	175,264,905	1,005,934,859	58,401,537	107,984,050
Receivable for investments sold	109,617	17,863,894	5	5
Receivable for fund shares sold	24,110	14,638	2,553,552	3,387,722
Other assets	55	831	—	—
Total assets	175,398,687	1,023,814,222	60,955,094	111,371,777

Liabilities
Payable for investments purchased	33,744	24,441	2,551,265	3,383,432
Payable for fund shares repurchased	105,337	17,836,129	—	—
Payable to affiliates
Fund administration expenses	1,965	8,618	5	11
Trustees’ fees	90	218	4	4
Investment management fees	—	—	5,765	3,603
Other payables and accrued expenses	17,300	43,070	13,386	13,321
Total liabilities	158,436	17,912,476	2,570,425	3,400,371

Net assets
Capital paid-in	$152,877,717	$995,166,285	$59,312,843	$109,093,749
Undistributed net investment income (loss)	2,193,772	38,498,598	105,476	86,220
Accumulated undistributed net realized gain (loss) on investments	1,594,569	(371,235)	(2)	(3)
Net unrealized appreciation (depreciation) on investments	18,574,193	(27,391,902)	(1,033,648)	(1,208,560)
Net assets	$175,240,251	$1,005,901,746	$58,384,669	$107,971,406
Investments in unaffiliated issuers, at cost	$156,690,712	$1,033,326,761	$59,435,185	$109,192,610

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$19,130,229	$10,319,966	$96,929	$96,791
Shares outstanding	1,285,917	786,137	8,140	8,150
Net asset value, offering price and redemption price per share	$14.88	$13.13	$11.91	$11.88

Series II
Net assets	$156,110,022	$995,581,780	$58,190,755	$107,777,767
Shares outstanding	10,496,260	75,882,394	4,884,904	9,074,972
Net asset value, offering price and redemption price per share	$14.87	$13.12	$11.91	$11.88

Series III
Net assets	—	—	$96,985	$96,848
Shares outstanding	—	—	8,145	8,156
Net asset value, offering price and redemption price per share	—	—	$11.91	$11.87

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust	American Growth-Income Trust
Investments in unaffiliated issuers, at value	$227,317,935	$86,925,397	$1,840,523,203	$1,469,102,975
Total investments, at value	227,317,935	86,925,397	1,840,523,203	1,469,102,975
Receivable for investments sold	88,202	—	—	—
Receivable for fund shares sold	10,000	2,270,180	15,313,330	34,680,345
Other assets	77	32	974	875
Total assets	227,416,214	89,195,609	1,855,837,507	1,503,784,195

Liabilities
Payable for investments purchased	10,000	2,276,702	15,274,163	34,651,282
Payable for fund shares repurchased	78,857	—	—	—
Payable to affiliates
Fund administration expenses	1,183	570	18,666	14,990
Trustees’ fees	—	—	452	420
Other payables and accrued expenses	17,160	13,518	73,385	59,912
Total liabilities	107,200	2,290,790	15,366,666	34,726,604

Net assets
Capital paid-in	$227,104,620	$90,322,265	$1,491,650,089	$1,282,432,272
Undistributed net investment income (loss)	—	38	989,664	—
Accumulated undistributed net realized gain (loss) on investments	—	(180,942)	17,529,372	21,832,905
Net unrealized appreciation (depreciation) on investments	204,394	(3,236,542)	330,301,716	164,792,414
Net assets	$227,309,014	$86,904,819	$1,840,470,841	$1,469,057,591
Investments in unaffiliated issuers, at cost	$227,113,541	$90,161,939	$1,510,221,487	$1,304,310,561

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	—	$101,902,374	$28,616,295
Shares outstanding	—	—	4,707,565	1,465,529
Net asset value, offering price and redemption price per share	—	—	$21.65	$19.53

Series II
Net assets	$227,309,014	$86,904,819	$1,738,568,467	$1,440,441,296
Shares outstanding	17,333,252	6,511,570	80,589,462	73,873,465
Net asset value, offering price and redemption price per share	$13.11	$13.35	$21.57	$19.50

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	American High-Income Bond	American International	American New World	Blue Chip Growth
Investments in unaffiliated issuers, at value	$46,056,604	$1,273,374,701	$83,300,255	$3,121,693,440
Investments in affiliated issuers, at value (Note 2)	—	—	—	140,625,972
Securities loaned, at value (Note 2)	—	—	—	137,868,600
Repurchase agreements, at value (Note 2)	—	—	—	2,000,000
Total investments, at value	46,056,604	1,273,374,701	83,300,255	3,402,188,012
Receivable for investments sold	—	17,351,660	—	1,231,605
Receivable for fund shares sold	298,011	44,245	126,350	6,373,308
Dividends and interest receivable (net of tax)	—	—	—	2,916,231
Receivable for security lending income	—	—	—	69,877
Receivable due from adviser	—	—	—	19,352
Other assets	15	836	19	1,074
Total assets	46,354,630	1,290,771,442	83,426,624	3,412,799,459

Liabilities
Payable for investments purchased	306,131	52,221	132,932	11,904,458
Payable for fund shares repurchased	—	17,319,193	—	586,926
Payable upon return of securities loaned (Note 2)	—	—	—	140,625,972
Payable to affiliates
Fund administration expenses	257	12,567	396	30,832
Trustees’ fees	—	226	—	624
Other payables and accrued expenses	12,650	53,854	13,157	191,281
Total liabilities	319,038	17,438,061	146,485	153,340,093

Net assets
Capital paid-in	$49,488,430	$923,605,751	$80,016,113	$2,824,656,003
Undistributed net investment income (loss)	—	7,445,824	64,684	5,629,529
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(57,337)	20,712,093	(22,941)	(280,555,663)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(3,395,501)	321,569,713	3,222,283	709,729,497
Net assets	$46,035,592	$1,273,333,381	$83,280,139	$3,259,459,366
Investments in unaffiliated issuers, including repurchase agreements, at cost	$49,452,105	$951,804,988	$80,077,972	$2,551,833,984
Investments in affiliated issuers, at cost	—	—	—	$140,625,972

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$105,592,008	—	$592,583,767
Shares outstanding	—	3,953,819	—	27,310,833
Net asset value, offering price and redemption price per share	—	$26.71	—	$21.70

Series II
Net assets	$46,035,592	$1,167,741,373	$83,280,139	$176,228,970
Shares outstanding	4,063,254	43,783,239	5,643,311	8,138,582
Net asset value, offering price and redemption price per share	$11.33	$26.67	$14.76	$21.65

Series NAV
Net assets	—	—	—	$2,490,646,629
Shares outstanding	—	—	—	115,006,368
Net asset value, offering price and redemption price per share	—	—	—	$21.66

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Capital Appreciation	Classic Value	Core Equity	Dynamic Growth
Investments in unaffiliated issuers, at value	$1,051,597,203	$58,985,274	$642,694,550	$126,580,948
Investments in affiliated issuers, at value (Note 2)	46,569,888	—	—	—
Securities loaned, at value (Note 2)	45,656,753	—	—	—
Repurchase agreements, at value (Note 2)	216,000	1,409,000	17,256,000	3,398,000
Total investments, at value	1,144,039,844	60,394,274	659,950,550	129,978,948
Cash	583	919	313	505
Foreign currency, at value	—	—	—	77,762
Receivable for investments sold	6,367,880	—	728,826	144,072
Receivable for fund shares sold	125,711	257,140	2,697,725	—
Dividends and interest receivable (net of tax)	1,082,718	73,255	288,773	73,903
Receivable for security lending income	148,224	—	—	3,388
Receivable due from adviser	—	—	7,418	—
Other assets	9,312	75	287	—
Total assets	1,151,774,272	60,725,663	663,673,892	130,278,578

Liabilities
Payable for investments purchased	1,021,791	—	3,865,034	694,882
Payable for fund shares repurchased	99,602	—	—	169,019
Payable upon return of securities loaned (Note 2)	46,569,888	—	—	—
Payable to affiliates
Fund administration expenses	11,148	778	6,546	1,490
Trustees’ fees	164	41	158	113
Other payables and accrued expenses	69,097	17,479	34,343	21,532
Total liabilities	47,771,690	18,298	3,906,081	887,036

Net assets
Capital paid-in	$1,205,436,094	$69,377,380	$661,574,143	$209,242,643
Undistributed net investment income (loss)	670,182	—	376,357	20,305
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(264,851,842)	589,167	12,361,087	(85,797,930)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	162,748,148	(9,259,182)	(14,543,776)	5,926,527
Net assets	$1,104,002,582	$60,707,365	$659,767,811	$129,391,545
Investments in unaffiliated issuers, including repurchase agreements, at cost	$934,721,808	$69,653,456	$674,494,326	$124,020,505
Investments in affiliated issuers, at cost	$46,569,888	—	—	—
Foreign currency, at cost	—	—	—	$89,518

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$227,038,206	$23,237,949	$2,094,103	$99,720,585
Shares outstanding	22,581,760	1,900,128	158,294	15,104,373
Net asset value, offering price and redemption price per share	$10.05	$12.23	$13.23	$6.60

Series II
Net assets	$97,276,079	$22,451,636	$43,929,529	$28,707,648
Shares outstanding	9,764,138	1,836,756	3,346,644	4,391,270
Net asset value, offering price and redemption price per share	$9.96	$12.22	$13.13	$6.54

Series NAV
Net assets	$779,688,297	$15,017,780	$613,744,179	$963,312
Shares outstanding	77,541,863	1,226,586	46,328,847	145,646
Net asset value, offering price and redemption price per share	$10.06	$12.24	$13.25	$6.61

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Emerging Growth	Emerging Markets Value		Emerging Small Company	Equity-Income
Investments in unaffiliated issuers, at value	$19,054,371	$519,375,114		$189,837,123	$2,343,282,208
Investments in affiliated issuers, at value (Note 2)	6,453,660	—		34,853,568	49,777,159
Securities loaned, at value (Note 2)	6,327,118	—		34,170,165	48,801,136
Repurchase agreements, at value (Note 2)	—	—		—	1,867,000
Total investments, at value	31,835,149	519,375,114		258,860,856	2,443,727,503
Cash	709	—		—	—
Foreign currency, at value	—	368,608		—	41
Receivable for investments sold	—	—		1,532,990	11,827,174
Receivable for fund shares sold	8,276	—		18,312	246,202
Dividends and interest receivable (net of tax)	5,531	487,030		141,254	4,152,541
Receivable for security lending income	45,639	—		31,762	33,880
Receivable due from adviser	2,442	—		413	20,135
Other assets	—	167		—	712
Total assets	31,897,746	520,230,919		260,585,587	2,460,008,188

Liabilities
Due to custodian	—	48,341		95,069	—
India capital gains withholding tax	—	1,441,797		—	—
Payable for investments purchased	—	140		1,199,496	5,843,974
Payable for fund shares repurchased	3,220	306,110		85,724	582,167
Payable upon return of securities loaned (Note 2)	6,453,660	—		34,853,568	49,777,159
Options written, at value (Note 2)	1,025	—		—	—
Payable to affiliates
Fund administration expenses	294	4,841		2,642	25,088
Trustees’ fees	66	834		255	790
Other payables and accrued expenses	122,302	117,239		25,717	155,493
Total liabilities	6,580,567	1,919,302		36,262,471	56,384,671

Net assets
Capital paid-in	$26,986,344	$462,256,729		$204,644,389	$2,040,007,254
Undistributed net investment income (loss)	75,730	964,198		—	5,102,239
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	105,171	1,068,993		(882,831)	40,134,241
Net unrealized appreciation (depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	(1,850,066)	54,021,697	[1]	20,561,558	318,379,783
Net assets	$25,317,179	$518,311,617		$224,323,116	$2,403,623,517
Investments in unaffiliated issuers, including repurchase agreements, at cost	$27,232,670	$463,918,593		$203,445,730	$2,075,568,793
Investments in affiliated issuers, at cost	$6,453,660	—		$34,853,568	$49,777,159
Foreign currency, at cost	—	$363,565		—	$42
Premiums received on written options	$2,140	—		—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,905,954	$1,158,634		$179,182,255	$694,074,186
Shares outstanding	197,956	79,123		7,313,674	42,140,167
Net asset value, offering price and redemption price per share	$9.63	$14.64		$24.50	$16.47

Series II
Net assets	$9,060,499	—		$43,091,590	$278,148,611
Shares outstanding	957,517	—		1,782,144	16,943,717
Net asset value, offering price and redemption price per share	$9.46	—		$24.18	$16.42

Series NAV
Net assets	$14,350,726	$517,152,983		$2,049,271	$1,431,400,720
Shares outstanding	1,488,379	35,521,871		83,464	87,111,670
Net asset value, offering price and redemption price per share	$9.64	$14.56		$24.55	$16.43

1	Net of deferred India foreign withholding taxes of $1,441,797.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Financial Services	Franklin Templeton Founding Allocation		Fundamental Value	Global
Investments in unaffiliated issuers, at value	$125,574,405	—		$1,378,465,942	$720,077,120
Investments in affiliated issuers, at value (Note 2)	8,879,266	$1,138,475,090	[1]	29,163,806	27,829,001
Securities loaned, at value (Note 2)	8,705,163	—		28,591,967	26,629,925
Repurchase agreements, at value (Note 2)	—	—		—	50,000
Total investments, at value	143,158,834	1,138,475,090		1,436,221,715	774,586,046
Cash	337	—		271	888
Foreign currency, at value	—	—		101,357	1,798,937
Receivable for investments sold	3,485,164	—		67,035	—
Receivable for fund shares sold	—	2,912,271		4,095,402	2,560,923
Dividends and interest receivable (net of tax)	43,994	—		1,444,222	1,350,243
Receivable for security lending income	12,705	—		6,353	22,192
Receivable due from adviser	—	71,322		8,210	57,758
Other assets	24	711		664	301
Total assets	146,701,058	1,141,459,394		1,441,945,229	780,377,288

Liabilities
India capital gains withholding tax	—	—		—	150
Payable for investments purchased	—	2,893,952		1,332,079	—
Payable for fund shares repurchased	309,622	—		49,200	577,216
Payable upon return of securities loaned (Note 2)	8,879,266	—		29,163,806	27,829,001
Payable to affiliates
Fund administration expenses	1,673	7,816		14,251	6,484
Trustees’ fees	38	203		339	313
Investment management fees	666	—		—	—
Other payables and accrued expenses	17,915	55,204		102,385	89,642
Total liabilities	9,209,180	2,957,175		30,662,060	28,502,806

Net assets
Capital paid-in	$107,514,184	$1,174,549,044		$1,096,959,995	$733,321,912
Undistributed net investment income (loss)	51,605	—		1,615,815	933,573
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	3,346,827	20,343,442		16,065,752	(2,507,675)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	26,579,262	(56,390,267)		296,641,607	20,126,672
Net assets	$137,491,878	$1,138,502,219		$1,411,283,169	$751,874,482
Investments in unaffiliated issuers, including repurchase agreements, at cost	$107,700,466	—		$1,110,417,118	$726,616,639
Investments in affiliated issuers, at cost	$8,879,266	$1,194,865,357		$29,163,806	$27,829,001
Foreign currency, at cost	—	—		$101,608	$1,800,840

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$51,689,313	—		$177,301,728	$302,903,753
Shares outstanding	3,554,683	—		10,747,485	16,907,855
Net asset value, offering price and redemption price per share	$14.54	—		$16.50	$17.91

Series II
Net assets	$43,386,914	$1,138,502,219		$445,425,406	$64,660,810
Shares outstanding	2,997,250	94,514,930		27,082,742	3,624,794
Net asset value, offering price and redemption price per share	$14.48	$12.05		$16.45	$17.84

Series NAV
Net assets	$42,415,651	—		$788,556,035	$384,309,919
Shares outstanding	2,919,026	—		47,928,714	21,466,099
Net asset value, offering price and redemption price per share	$14.53	—		$16.45	$17.90

1  See Note 9.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Global Allocation	Global Real Estate	Growth & Income	Health Sciences
Investments in unaffiliated issuers, at value	$316,097,330	$457,514,821	$1,913,267,768	$260,822,022
Investments in affiliated issuers, at value (Note 2)	3,662,234	59,734,810	31,413,471	—
Securities loaned, at value (Note 2)	3,590,425	57,582,626	30,797,521	—
Repurchase agreements, at value (Note 2)	7,524,000	12,232,000	4,039,000	700,000
Total investments, at value	330,873,989	587,064,257	1,979,517,760	261,522,022
Cash	797	789	313	—
Foreign currency, at value	165,485	11,600,668	—	3,705
Cash collateral at broker for futures contracts	1,210,019	—	—	—
Receivable for investments sold	227,633	1,503,964	—	2,850,480
Receivable for forward foreign currency exchange contracts (Note 2)	1,074,047	114,674	—	—
Receivable for fund shares sold	2,961,586	—	—	—
Dividends and interest receivable (net of tax)	1,373,230	2,706,774	2,687,925	118,377
Receivable for security lending income	847	15,077	14,822	—
Receivable due from adviser	—	—	43	609
Other assets	239	266	353	—
Total assets	337,887,872	603,006,469	1,982,221,216	264,495,193

Liabilities
Payable for investments purchased	1,760,210	10,302,253	—	844,708
Payable for forward foreign currency exchange contracts (Note 2)	2,438,514	3,234,921	—	—
Payable for fund shares repurchased	25,350	—	238,186	140,807
Payable upon return of securities loaned (Note 2)	3,662,234	59,734,810	31,413,471	—
Options written, at value (Note 2)	—	—	—	4,839,619
Payable for futures variation margin	45,042	—	—	—
Payable to affiliates
Fund administration expenses	3,309	2,702	34,243	2,521
Trustees’ fees	57	—	4,884	84
Other payables and accrued expenses	58,101	86,593	603,867	49,370
Total liabilities	7,992,817	73,361,279	32,294,651	5,877,109

Net assets
Capital paid-in	$325,665,502	$558,197,168	$2,223,918,365	$219,618,047
Undistributed net investment income (loss)	545,619	(1,785,835)	3,857,414	(174,948)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(6,808,025)	(12,784,929)	(465,094,345)	2,722,356
Net unrealized appreciation (depreciation) on investments, futures, options written and translation of assets and liabilities in foreign currencies	10,491,959	(13,981,214)	187,245,131	36,452,629
Net assets	$329,895,055	$529,645,190	$1,949,926,565	$258,618,084
Investments in unaffiliated issuers, including repurchase agreements, at cost	$315,509,112	$538,266,695	$1,760,859,157	$225,198,960
Investments in affiliated issuers, at cost	$3,662,234	$59,734,810	$31,413,471	—
Foreign currency, at cost	$181,870	$11,575,599	—	$3,772
Premiums received on written options	—	—	—	$4,969,141

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$86,858,047	—	—	$143,405,483
Shares outstanding	7,744,484	—	—	9,497,740
Net asset value, offering price and redemption price per share	$11.22	—	—	$15.10

Series II
Net assets	$228,476,469	—	—	$80,889,565
Shares outstanding	20,481,609	—	—	5,433,500
Net asset value, offering price and redemption price per share	$11.16	—	—	$14.89

Series NAV
Net assets	$14,560,539	$529,645,190	$1,949,926,565	$34,323,036
Shares outstanding	1,302,129	43,736,679	153,948,686	2,269,377
Net asset value, offering price and redemption price per share	$11.18	$12.11	$12.67	$15.12

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Income & Value	International Core	International Opportunities	International Small Cap
Investments in unaffiliated issuers, at value	$476,940,304	$1,449,050,689	$847,165,019	$613,306,303
Investments in affiliated issuers, at value (Note 2)	5,521,437	117,058,336	56,275,032	3,292,369
Securities loaned, at value (Note 2)	5,413,174	111,484,130	53,595,269	3,135,590
Repurchase agreements, at value (Note 2)	6,810,000	88,894,000	68,523,000	53,000
Total investments, at value	494,684,915	1,766,487,155	1,025,558,320	619,787,262
Cash	200,738	528	182	289
Foreign currency, at value	11,445	2,450,055	2,133,699	1,634,735
Cash collateral at broker for futures contracts	—	15,353,385	—	—
Receivable for investments sold	661,762	—	329,161	—
Receivable for forward foreign currency exchange contracts (Note 2)	11,237	2,608,648	—	—
Receivable for fund shares sold	—	23,544	128,097	130,825
Dividends and interest receivable (net of tax)	2,205,486	3,107,275	587,816	377,767
Receivable for security lending income	3,388	117,308	30,661	21,175
Receivable for futures variation margin	—	189,352	—	—
Receivable due from adviser	—	8,972	6,957	8,328
Other assets	52	1,070	749	113
Total assets	497,779,023	1,790,347,292	1,028,775,642	621,960,494

Liabilities
Payable for investments purchased	1,909,489	—	8,341,501	580
Payable for forward foreign currency exchange contracts (Note 2)	12,824	3,867,797	—	—
Payable for fund shares repurchased	1,265,363	61,244	172,902	386,357
Payable upon return of securities loaned (Note 2)	5,521,437	117,058,336	56,275,032	3,292,369
Payable to affiliates
Fund administration expenses	5,389	16,533	9,928	6,809
Trustees’ fees	342	396	385	174
Other payables and accrued expenses	65,869	332,681	150,938	235,714
Total liabilities	8,780,713	121,336,987	64,950,686	3,922,003

Net assets
Capital paid-in	$462,913,515	$1,396,872,998	$812,653,040	$519,340,817
Undistributed net investment income (loss)	1,880,773	9,610,008	1,832,563	1,631,568
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	7,569,549	18,821,655	33,854,150	6,307,545
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities in foreign currencies	16,634,473	243,705,644	115,485,203	90,758,561
Net assets	$488,998,310	$1,669,010,305	$963,824,956	$618,038,491
Investments in unaffiliated issuers, including repurchase agreements, at cost	$472,530,513	$1,406,382,964	$853,807,957	$525,752,616
Investments in affiliated issuers, at cost	$5,521,437	$117,058,336	$56,275,032	$3,292,369
Foreign currency, at cost	$11,498	$2,422,002	$2,122,667	$1,621,444

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$398,671,280	$129,322,336	$10,160,070	$144,405,424
Shares outstanding	36,726,096	8,989,808	575,359	7,687,272
Net asset value, offering price and redemption price per share	$10.86	$14.39	$17.66	$18.79

Series II
Net assets	$88,146,997	$53,079,072	$83,639,984	$70,987,581
Shares outstanding	8,161,274	3,670,324	4,729,386	3,761,611
Net asset value, offering price and redemption price per share	$10.80	$14.46	$17.69	$18.87

Series NAV
Net assets	$2,180,033	$1,486,608,897	$870,024,902	$402,645,486
Shares outstanding	200,796	103,545,875	49,277,677	21,499,821
Net asset value, offering price and redemption price per share	$10.86	$14.36	$17.66	$18.73

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	International Small Company	International Value	Large Cap	Large Cap Value
Investments in unaffiliated issuers, at value	$201,584,594	$1,613,733,561	$661,989,469	$612,550,579
Investments in affiliated issuers, at value (Note 2)	25,396,347	126,036,689	17,080,273	15,319,862
Securities loaned, at value (Note 2)	24,186,997	120,034,942	16,745,366	15,019,473
Repurchase agreements, at value (Note 2)	5,100,000	53,000	5,877,000	691,000
Total investments, at value	256,267,938	1,859,858,192	701,692,108	643,580,914
Cash	888	502	421	240
Foreign currency, at value	983,149	13,519,501	—	—
Receivable for investments sold	—	—	1,219,313	2,152,752
Receivable for fund shares sold	—	48,982	282,880	16,776
Dividends and interest receivable (net of tax)	362,971	3,001,269	942,705	757,547
Receivable for security lending income	169	139,923	54,506	5,082
Receivable due from adviser	—	34,327	1,719	5,048
Other assets	67	830	876	1,471
Total assets	257,615,182	1,876,603,526	704,194,528	646,519,830

Liabilities
Payable for investments purchased	5,144,790	—	2,139,463	2,373,773
Payable for fund shares repurchased	—	507,789	101,661	173,256
Payable upon return of securities loaned (Note 2)	25,396,347	126,036,689	17,080,273	15,319,862
Payable to affiliates
Fund administration expenses	355	17,745	12,709	6,187
Trustees’ fees	—	189	135	154
Other payables and accrued expenses	62,128	434,404	143,556	43,664
Total liabilities	30,603,620	126,996,816	19,477,797	17,916,896

Net assets
Capital paid-in	$216,703,287	$1,405,144,586	$1,130,425,251	$570,506,232
Undistributed net investment income (loss)	(141,618)	2,565,520	—	1,589,420
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(873)	40,702,039	(427,965,363)	(3,938,315)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	10,450,766	301,194,565	(17,743,157)	60,445,597
Net assets	$227,011,562	$1,749,606,710	$684,716,731	$628,602,934
Investments in unaffiliated issuers, including repurchase agreements, at cost	$220,416,682	$1,432,851,719	$702,354,992	$567,815,455
Investments in affiliated issuers, at cost	$25,396,347	$126,036,689	$17,080,273	$15,319,862
Foreign currency, at cost	$973,105	$13,263,074	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$387,005,061	$295,404,117	$75,084,459
Shares outstanding	—	22,578,459	20,451,817	3,356,350
Net asset value, offering price and redemption price per share	—	$17.14	$14.44	$22.37

Series II
Net assets	—	$259,231,307	$19,776,482	$47,568,840
Shares outstanding	—	15,168,825	1,373,581	2,134,225
Net asset value, offering price and redemption price per share	—	$17.09	$14.40	$22.29

Series NAV
Net assets	$227,011,562	$1,103,370,342	$369,536,132	$505,949,635
Shares outstanding	18,635,943	64,677,330	25,651,200	22,607,302
Net asset value, offering price and redemption price per share	$12.18	$17.06	$14.41	$22.38

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Managed	Mid Cap Intersection	Mid Cap Stock	Mid Cap Value
Investments in unaffiliated issuers, at value	$1,440,221,667	$300,160,648	$1,104,717,414	$480,595,852
Investments in affiliated issuers, at value (Note 2)	4,957,184	—	145,208,052	22,797,279
Securities loaned, at value (Note 2)	4,859,984	—	142,360,835	22,350,274
Repurchase agreements, at value (Note 2)	17,708,000	4,237,000	4,400,000	14,357,000
Total investments, at value	1,467,746,835	304,397,648	1,396,686,301	540,100,405
Cash	—	71	12,641	415
Cash collateral at broker for futures contracts	1,408,320	—	—	—
Receivable for investments sold	—	1,569,284	15,967,351	—
Receivable for fund shares sold	—	1,329,400	154,057	3,949
Dividends and interest receivable (net of tax)	5,653,906	247,937	928,219	481,751
Receivable for security lending income	59,203	—	82,582	61,806
Swap contracts, at value (Note 2)	182,283	—	—	—
Receivable due from adviser	—	—	9,667	7,790
Other assets	—	—	256	—
Total assets	1,475,050,547	307,544,340	1,413,841,074	540,656,116

Liabilities
Due to custodian	302,833	—	—	—
Payable for investments purchased	—	842,614	4,651,598	—
Payable for delayed delivery securities purchased	63,766,778	—	—	—
Payable for fund shares repurchased	486,054	—	207,606	161,985
Payable upon return of securities loaned (Note 2)	4,957,184	—	145,208,052	22,797,279
Swap contracts, at value (Note 2)	361,558	—	—	—
Payable for futures variation margin	54,583	—	—	—
Payable to affiliates
Fund administration expenses	13,692	2,545	12,685	5,773
Trustees’ fees	11,472	628	406	357
Other payables and accrued expenses	240,179	44,307	90,428	53,438
Total liabilities	70,194,333	890,094	150,170,775	23,018,832

Net assets
Capital paid-in	$1,395,593,222	$328,466,713	$1,043,126,789	$502,637,741
Undistributed net investment income (loss)	6,978,927	31,158	—	911,913
Accumulated undistributed net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	964,531	(14,016,313)	27,639,800	13,280,944
Net unrealized appreciation (depreciation) on investments, futures, swap agreements and translation of assets and liabilities in foreign currencies	1,319,534	(7,827,312)	192,903,710	806,686
Net assets	$1,404,856,214	$306,654,246	$1,263,670,299	$517,637,284
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,461,284,804	$312,224,960	$1,058,576,378	$516,496,440
Investments in affiliated issuers, at cost	$4,957,184	—	$145,208,052	$22,797,279

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$94,159	$355,499,538	$190,657,675
Shares outstanding	—	8,089	22,240,816	14,864,367
Net asset value, offering price and redemption price per share	—	$11.64	$15.98	$12.83

Series II
Net assets	—	$2,254,800	$206,151,655	$163,219,844
Shares outstanding	—	193,981	13,083,175	12,773,633
Net asset value, offering price and redemption price per share	—	$11.62	$15.76	$12.78

Series NAV
Net assets	$1,404,856,214	$304,305,287	$702,019,106	$163,759,765
Shares outstanding	110,799,256	26,135,679	43,790,391	12,782,728
Net asset value, offering price and redemption price per share	$12.68	$11.64	$16.03	$12.81

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Mid Cap Value Equity	Mid Value	Mutual Shares	Natural Resources
Investments in unaffiliated issuers, at value	$144,036,686	$170,430,529	$385,008,239	$1,017,735,791
Investments in affiliated issuers, at value (Note 2)	3,149,943	13,151,203	—	90,303,617
Securities loaned, at value (Note 2)	3,088,179	12,893,336	—	87,427,890
Repurchase agreements, at value (Note 2)	—	3,103,000	—	38,900,000
Total investments, at value	150,274,808	199,578,068	385,008,239	1,234,367,298
Cash	43,227	—	17,393	36,223
Foreign currency, at value	1,969	—	1,846,414	99,323
Receivable for investments sold	928,414	117,974	84,678	726
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	367,441	—
Receivable for fund shares sold	—	—	370,737	194,400
Dividends and interest receivable (net of tax)	214,312	271,044	403,488	1,226,132
Receivable for security lending income	2,118	33,909	—	16,008
Receivable due from adviser	—	—	55,373	13,554
Other assets	82	119	199	318
Total assets	151,464,930	200,001,114	388,153,962	1,235,953,982

Liabilities
Due to custodian	—	554,435	—	—
Payable for investments purchased	1,945,780	634,195	6,898,004	729,775
Payable for forward foreign currency exchange contracts (Note 2)	—	—	1,672,131	—
Payable for fund shares repurchased	—	241,234	—	263,376
Payable upon return of securities loaned (Note 2)	3,149,943	13,151,203	—	90,303,617
Options written, at value (Note 2)	—	—	15,270	—
Payable to affiliates
Fund administration expenses	—	2,018	2,614	12,146
Trustees’ fees	—	48	64	224
Other payables and accrued expenses	17,512	33,212	119,190	169,329
Total liabilities	5,113,235	14,616,345	8,707,273	91,478,467

Net assets
Capital paid-in	$134,232,126	$181,466,488	$388,999,617	$769,285,255
Undistributed net investment income (loss)	262,604	605,540	1,204,295	909,858
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	2,120,919	2,471,010	(261,306)	24,446,606
Net unrealized appreciation (depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	9,736,046	841,731	(10,495,917)	349,833,796
Net assets	$146,351,695	$185,384,769	$379,446,689	$1,144,475,515
Investments in unaffiliated issuers, including repurchase agreements, at cost	$137,388,752	$185,577,817	$394,216,428	$794,230,665
Investments in affiliated issuers, at cost	$3,149,943	$13,151,203	—	$90,303,617
Foreign currency, at cost	$2,036	—	$1,821,436	$99,981
Premiums received on written options	—	—	$26,882	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$10,726,953	—	$34,809,005
Shares outstanding	—	1,003,277	—	1,208,020
Net asset value, offering price and redemption price per share	—	$10.69	—	$28.81

Series II
Net assets	—	$15,568,143	—	$301,566,793
Shares outstanding	—	1,457,999	—	10,566,148
Net asset value, offering price and redemption price per share	—	$10.68	—	$28.54

Series NAV
Net assets	$146,351,695	$159,089,673	$379,446,689	$808,099,717
Shares outstanding	10,524,065	14,915,955	31,753,452	28,228,386
Net asset value, offering price and redemption price per share	$13.91	$10.67	$11.95	$28.63

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Overseas Equity	Pacific Rim	Quantitative All Cap	Quantitative Mid Cap
Investments in unaffiliated issuers, at value	$549,082,380	$165,260,889	$397,016,910	$35,380,042
Investments in affiliated issuers, at value (Note 2)	30,760,599	—	8,989,303	1,409,312
Securities loaned, at value (Note 2)	29,295,809	—	8,813,042	1,381,678
Repurchase agreements, at value (Note 2)	16,643,000	—	—	—
Total investments, at value	625,781,788	165,260,889	414,819,255	38,171,032
Cash	154	—	1,670	1,339
Foreign currency, at value	219,300	4,578,177	—	—
Receivable for investments sold	326,751	—	—	1,142,662
Receivable for forward foreign currency exchange contracts (Note 2)	45,224	—	—	—
Receivable for fund shares sold	3,904	7,464	310,302	—
Dividends and interest receivable (net of tax)	769,800	96,595	604,510	27,263
Receivable for security lending income	35,913	—	208,844	2,541
Receivable due from adviser	10	104,104	977	1,590
Other assets	3,747	—	193	13
Total assets	627,186,591	170,047,229	415,945,751	39,346,440

Liabilities
Due to custodian	—	3,002,001	—	—
India capital gains withholding tax	—	5,779	—	—
Payable for investments purchased	3,836,189	—	—	1,922,755
Payable for fund shares repurchased	39,066	343,865	3,161,859	2,707
Payable upon return of securities loaned (Note 2)	30,760,599	—	8,989,303	1,409,312
Payable to affiliates
Fund administration expenses	6,018	1,922	4,172	421
Trustees’ fees	108	105	267	40
Other payables and accrued expenses	174,817	40,565	40,327	20,449
Total liabilities	34,816,797	3,394,237	12,195,928	3,355,684

Net assets
Capital paid-in	$521,877,175	$148,665,016	$408,258,590	$38,276,861
Undistributed net investment income (loss)	(177,231)	2,645	110,657	4,711
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	10,268,234	2,866,976	(16,708,844)	(1,031,477)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	60,401,616	15,118,355[1]	12,089,420	(1,259,339)
Net assets	$592,369,794	$166,652,992	$403,749,823	$35,990,756
Investments in unaffiliated issuers, including repurchase agreements, at cost	$534,668,067	$150,130,084	$393,740,599	$38,021,061
Investments in affiliated issuers, at cost	$30,760,599	—	$8,989,303	$1,409,312
Foreign currency, at cost	$217,957	$4,585,847	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$5,724,949	$113,739,208	$270,500,957	$8,631,557
Shares outstanding	407,593	10,869,472	17,623,685	1,007,072
Net asset value, offering price and redemption price per share	$14.05	$10.46	$15.35	$8.57

Series II
Net assets	$7,568,510	$44,120,145	$132,424,632	$26,505,884
Shares outstanding	541,296	4,229,180	8,642,072	3,143,246
Net asset value, offering price and redemption price per share	$13.98	$10.43	$15.32	$8.43

Series NAV
Net assets	$579,076,335	$8,793,639	$824,234	$853,315
Shares outstanding	41,618,085	835,353	53,502	99,152
Net asset value, offering price and redemption price per share	$13.91	$10.53	$15.41	$8.61

1  Net of deferred India foreign withholding taxes of $5,779.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Quantitative Value	Real Estate Equity	Real Estate Securities	Science & Technology
Investments in unaffiliated issuers, at value	$820,021,938	$229,890,229	$554,882,831	$385,743,239
Investments in affiliated issuers, at value (Note 2)	3,842,524	10,936,632	49,609,692	7,921,234
Securities loaned, at value (Note 2)	3,767,180	10,722,188	48,636,953	7,765,916
Repurchase agreements, at value (Note 2)	—	5,339,000	11,346,000	18,034,000
Total investments, at value	827,631,642	256,888,049	664,475,476	419,464,389
Cash	5,894	973	163	894
Foreign currency, at value	—	—	—	763
Receivable for investments sold	3,692,291	—	2,966,093	1,745,848
Receivable for fund shares sold	2,018,895	—	70,529	96,854
Dividends and interest receivable (net of tax)	1,003,537	1,880,442	5,688,058	168,550
Receivable for security lending income	45,964	15,005	5,929	40,666
Receivable due from adviser	6,760	—	12,755	1,180
Other assets	849	35	—	—
Total assets	834,405,832	258,784,504	673,219,003	421,519,144

Liabilities
Payable for investments purchased	140,573	—	11,624,340	843,609
Payable for fund shares repurchased	—	—	95,468	694,410
Payable upon return of securities loaned (Note 2)	3,842,524	10,936,632	49,609,692	7,921,234
Payable to affiliates
Fund administration expenses	7,991	1,823	8,202	3,757
Trustees’ fees	355	113	702	210
Other payables and accrued expenses	60,740	26,092	58,035	60,751
Total liabilities	4,052,183	10,964,660	61,396,439	9,523,971

Net assets
Capital paid-in	$896,995,795	$283,931,556	$668,258,513	$1,247,874,056
Undistributed net investment income (loss)	1,351,246	2,019,518	7,411,780	—
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(47,729,094)	(304,349)	3,413,949	(875,517,985)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(20,264,298)	(37,826,881)	(67,261,678)	39,639,102
Net assets	$830,353,649	$247,819,844	$611,822,564	$411,995,173
Investments in unaffiliated issuers, including repurchase agreements, at cost	$844,053,574	$283,778,298	$682,127,462	$371,904,662
Investments in affiliated issuers, at cost	$3,842,524	$10,936,632	$49,609,692	$7,921,234
Foreign currency, at cost	—	—	—	$764

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,011,575	—	$187,741,481	$337,536,347
Shares outstanding	79,236	—	15,140,376	22,733,127
Net asset value, offering price and redemption price per share	$12.77	—	$12.40	$14.85

Series II
Net assets	$27,485,719	—	$122,606,886	$69,985,290
Shares outstanding	2,142,217	—	9,888,260	4,750,665
Net asset value, offering price and redemption price per share	$12.83	—	$12.40	$14.73

Series NAV
Net assets	$801,856,355	$247,819,844	$301,474,197	$4,473,536
Shares outstanding	62,803,831	23,806,413	24,424,599	300,705
Net asset value, offering price and redemption price per share	$12.77	$10.41	$12.34	$14.88

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Small Cap	Small Cap Growth	Small Cap Intrinsic Value	Small Cap Opportunities
Investments in unaffiliated issuers, at value	$122,339,562	$275,198,118	$154,701,997	$308,568,127
Investments in affiliated issuers, at value (Note 2)	31,069,278	29,224,830	—	51,812,061
Securities loaned, at value (Note 2)	30,460,076	28,651,794	—	50,796,139
Repurchase agreements, at value (Note 2)	2,906,000	9,463,000	86,000	7,414,000
Total investments, at value	186,774,916	342,537,742	154,787,997	418,590,327
Cash	391	732	—	705
Foreign currency, at value	—	—	—	1,430,089
Receivable for investments sold	1,926,484	139,248	—	72,222
Receivable for fund shares sold	—	280,181	—	8,750
Dividends and interest receivable (net of tax)	63,487	136,254	42,137	2,186,899
Receivable for security lending income	60,136	55,902	—	64,371
Receivable due from adviser	3,050	—	—	5,707
Other assets	—	—	—	98
Total assets	188,828,464	343,150,059	154,830,134	422,359,168

Liabilities
Due to custodian	—	—	1,007,672	—
Payable for investments purchased	2,000,701	479,560	—	—
Payable for fund shares repurchased	2,403	254,910	—	68,635
Payable upon return of securities loaned (Note 2)	31,069,278	29,224,830	—	51,812,061
Payable to affiliates
Fund administration expenses	1,831	2,747	1,442	4,406
Trustees’ fees	—	104	852	172
Other payables and accrued expenses	25,170	36,006	28,470	50,331
Total liabilities	33,099,383	29,998,157	1,038,436	51,935,605

Net assets
Capital paid-in	$156,559,787	$349,230,876	$166,001,870	$347,352,084
Undistributed net investment income (loss)	22,532	—	323,522	2,483,518
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	220,008	(78,031,939)	1,839,613	6,715,729
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,073,246)	41,952,965	(14,373,307)	13,872,232
Net assets	$155,729,081	$313,151,902	$153,791,698	$370,423,563
Investments in unaffiliated issuers, including repurchase agreements, at cost	$156,778,884	$271,359,947	$169,110,027	$352,942,267
Investments in affiliated issuers, at cost	$31,069,278	$29,224,830	—	$51,812,061
Foreign currency, at cost	—	—	—	$1,394,114

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$493,552	$28,609,342	—	$72,974,977
Shares outstanding	42,509	2,770,437	—	3,533,719
Net asset value, offering price and redemption price per share	$11.61	$10.33	—	$20.65

Series II
Net assets	$1,258,806	$39,676,683	—	$54,480,622
Shares outstanding	109,078	3,871,371	—	2,648,997
Net asset value, offering price and redemption price per share	$11.54	$10.25	—	$20.57

Series NAV
Net assets	$153,976,723	$244,865,877	$153,791,698	$242,967,964
Shares outstanding	13,251,525	23,675,192	13,309,604	11,835,491
Net asset value, offering price and redemption price per share	$11.62	$10.34	$11.55	$20.53

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Small Cap Value	Small Company	Small Company Growth	Small Company Value
Investments in unaffiliated issuers, at value	$382,201,254	$41,297,304	$242,136,145	$595,336,484
Investments in affiliated issuers, at value (Note 2)	30,071,493	2,141,239	18,156,879	41,562,420
Securities loaned, at value (Note 2)	29,481,856	2,099,254	17,800,862	40,747,471
Repurchase agreements, at value (Note 2)	—	248,000	6,714,000	2,000,000
Total investments, at value	441,754,603	45,785,797	284,807,886	679,646,375
Cash	10,377,190	829	197	857
Receivable for investments sold	790,167	160,750	792,744	—
Receivable for fund shares sold	39,347	—	2,737	198,753
Dividends and interest receivable (net of tax)	1,016,196	78,522	122,465	1,341,419
Receivable for security lending income	145,943	7,899	37,028	193,739
Receivable due from adviser	1,912	1,265	—	11,496
Other assets	—	—	289	188
Total assets	454,125,358	46,035,062	285,763,346	681,392,827

Liabilities
Payable for investments purchased	932,014	284,470	4,923	258,571
Payable for fund shares repurchased	683,754	1,436	—	564,714
Payable upon return of securities loaned (Note 2)	30,071,493	2,141,239	18,156,879	41,562,420
Payable to affiliates
Fund administration expenses	3,492	518	2,385	6,944
Trustees’ fees	13	44	188	297
Other payables and accrued expenses	51,076	54,061	37,625	56,019
Total liabilities	31,741,842	2,481,768	18,202,000	42,448,965

Net assets
Capital paid-in	$426,956,601	$45,006,146	$254,425,107	$489,339,059
Undistributed net investment income (loss)	1,384,288	—	—	1,551,133
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(1,706,086)	(528,707)	3,977,375	8,625,308
Net unrealized appreciation (depreciation) on investments	(4,251,287)	(924,145)	9,158,864	139,428,362
Net assets	$422,383,516	$43,553,294	$267,561,346	$638,943,862
Investments in unaffiliated issuers, including repurchase agreements, at cost	$415,934,397	$44,568,703	$257,492,143	$498,655,593
Investments in affiliated issuers, at cost	$30,071,493	$2,141,239	$18,156,879	$41,562,420

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$116,682,357	$3,254,480	—	$200,038,963
Shares outstanding	7,200,427	288,757	—	10,964,431
Net asset value, offering price and redemption price per share	$16.20	$11.27	—	$18.24

Series II
Net assets	$68,581,798	$4,504,683	—	$144,549,005
Shares outstanding	4,244,549	403,560	—	7,982,377
Net asset value, offering price and redemption price per share	$16.16	$11.16	—	$18.11

Series NAV
Net assets	$237,119,361	$35,794,131	$267,561,346	$294,355,894
Shares outstanding	14,655,733	3,169,836	16,920,844	16,163,698
Net asset value, offering price and redemption price per share	$16.18	$11.29	$15.81	$18.21

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	U.S. Core	U.S. Global Leaders Growth	U.S. Large Cap	U.S. Multi Sector
Investments in unaffiliated issuers, at value	$763,470,146	$397,141,550	$907,193,382	$1,621,545,465
Investments in affiliated issuers, at value (Note 2)	3,667,846	24,710,922	29,393,509	4,962,739
Securities loaned, at value (Note 2)	3,595,927	24,226,394	28,817,166	4,865,430
Repurchase agreements, at value (Note 2)	14,405,000	2,231,000	18,747,000	70,324,000
Total investments, at value	785,138,919	448,309,866	984,151,057	1,701,697,634
Cash	219	273	500,507	890
Cash collateral at broker for futures contracts	1,330,560	—	—	3,373,920
Receivable for investments sold	—	—	1,927,048	—
Receivable for fund shares sold	1,809	—	1,328,094	160,536
Dividends and interest receivable (net of tax)	965,443	846,060	1,353,583	2,209,956
Receivable for security lending income	6,776	3,388	85,382	14,822
Receivable due from adviser	10,908	22,048	20	27
Other assets	—	896	717	1,091
Total assets	787,454,634	449,182,531	989,346,408	1,707,458,876

Liabilities
Payable for investments purchased	—	—	5,916,372	—
Payable for fund shares repurchased	1,177,134	474,303	394,380	—
Payable upon return of securities loaned (Note 2)	3,667,846	24,710,922	29,393,509	4,962,739
Payable for futures variation margin	37,545	—	—	279,295
Payable to affiliates
Fund administration expenses	8,662	7,807	10,147	16,321
Trustees’ fees	703	152	197	244
Other payables and accrued expenses	75,379	48,007	65,982	127,953
Total liabilities	4,967,269	25,241,191	35,780,587	5,386,552

Net assets
Capital paid-in	$763,097,679	$378,475,451	$1,009,191,971	$1,659,999,593
Undistributed net investment income (loss)	2,200,569	832,970	1,941,362	4,989,649
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	3,157,735	24,449,581	(79,954,798)	(23,158,219)
Net unrealized appreciation (depreciation) on investments and futures	14,031,382	20,183,338	22,387,286	60,241,301
Net assets	$782,487,365	$423,941,340	$953,565,821	$1,702,072,324
Investments in unaffiliated issuers, including repurchase agreements, at cost	$767,435,781	$403,415,606	$932,370,262	$1,636,325,063
Investments in affiliated issuers, at cost	$3,667,846	$24,710,922	$29,393,509	$4,962,739

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$709,340,219	$29,157,208	$348,283,162	—
Shares outstanding	36,551,429	2,167,535	21,775,682	—
Net asset value, offering price and redemption price per share	$19.41	$13.45	$15.99	—

Series II
Net assets	$70,638,155	$23,196,125	$89,540,548	—
Shares outstanding	3,655,330	1,724,972	5,612,194	—
Net asset value, offering price and redemption price per share	$19.32	$13.45	$15.95	—

Series NAV
Net assets	$2,508,991	$371,588,007	$515,742,111	$1,702,072,324
Shares outstanding	129,221	27,616,514	32,311,036	127,190,700
Net asset value, offering price and redemption price per share	$19.42	$13.46	$15.96	$13.38

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Utilities	Value	Value & Restructuring	Vista
Investments in unaffiliated issuers, at value	$287,209,131	$337,634,485	$419,216,118	$154,076,929
Investments in affiliated issuers, at value (Note 2)	1,977,273	—	18,176,396	2,347,827
Securities loaned, at value (Note 2)	1,938,503	—	17,819,996	2,301,791
Repurchase agreements, at value (Note 2)	—	—	6,532,000	2,170,000
Total investments, at value	291,124,907	337,634,485	461,744,510	160,896,547
Cash	633	69,154	—	325
Foreign currency, at value	5,918	—	—	—
Receivable for investments sold	2,765,421	2,907,752	4,577,145	—
Receivable for forward foreign currency exchange contracts (Note 2)	132,990	—	—	—
Receivable for fund shares sold	92,977	169,443	3,968	—
Dividends and interest receivable (net of tax)	477,474	254,865	702,236	38,033
Receivable for security lending income	847	—	78,247	14,758
Receivable due from adviser	645	—	—	—
Other assets	146	176	379	105
Total assets	294,601,958	341,035,875	467,106,485	160,949,768

Liabilities
Due to custodian	—	—	4,030,727	—
Payable for investments purchased	4,817,808	743,789	662,782	111,363
Payable for forward foreign currency exchange contracts (Note 2)	103,746	—	—	69,227
Payable for fund shares repurchased	121,990	733,626	—	75,417
Payable upon return of securities loaned (Note 2)	1,977,273	—	18,176,396	2,347,827
Payable to affiliates
Fund administration expenses	2,581	3,664	4,207	1,545
Trustees’ fees	25	97	105	43
Other payables and accrued expenses	73,871	34,536	37,136	35,098
Total liabilities	7,097,294	1,515,712	22,911,353	2,640,520

Net assets
Capital paid-in	$237,867,813	$320,716,563	$380,952,108	$115,995,192
Undistributed net investment income (loss)	907,904	658,920	457,553	55,774
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	8,268,245	7,940,889	(2,127,034)	3,491,037
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	40,460,702	10,203,791	64,912,505	38,767,245
Net assets	$287,504,664	$339,520,163	$444,195,132	$158,309,248
Investments in unaffiliated issuers, including repurchase agreements, at cost	$248,722,053	$327,430,694	$378,655,396	$119,712,248
Investments in affiliated issuers, at cost	$1,977,273	—	$18,176,396	$2,347,827
Foreign currency, at cost	$5,956	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$188,439,486	$272,565,135	—	—
Shares outstanding	13,145,171	15,702,435	—	—
Net asset value, offering price and redemption price per share	$14.34	$17.36	—	—

Series II
Net assets	$73,815,670	$56,117,615	—	—
Shares outstanding	5,187,092	3,246,257	—	—
Net asset value, offering price and redemption price per share	$14.23	$17.29	—	—

Series NAV
Net assets	$25,249,508	$10,837,413	$444,195,132	$158,309,248
Shares outstanding	1,762,645	624,612	27,535,447	8,891,026
Net asset value, offering price and redemption price per share	$14.32	$17.35	$16.13	$17.81

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	All Cap Core	All Cap Growth	All Cap Value	American Asset Allocation[1]
Dividends	$11,461,826	$3,320,561	$3,340,616	—
Income distributions received from underlying funds	—	—	—	$9,815,124
Interest	3,606,371	376,869	332,107	—
Securities lending	67,154	31,699	32,792	—
Income from affiliated issuers	3,036	2,656	1,897	—
Less foreign taxes withheld	—	(46,809)	(34,828)	—
Total investment income	15,138,387	3,684,976	3,672,584	9,815,124

Expenses
Investment management fees (Note 3)	5,908,327	3,322,384	1,819,328	—
Series I distribution and service fees (Note 3)	100,725	115,394	33,555	—
Series II distribution and service fees (Note 3)	44,541	71,454	150,586	1,157,467
Fund administration fees (Note 3)	67,388	39,389	23,894	14,514
Audit and legal fees	29,775	25,978	23,371	15,121
Printing and postage fees (Note 3)	51,640	29,034	15,100	14,506
Custodian fees	121,497	81,614	49,707	8,000
Trustees’ fees (Note 4)	10,032	6,066	4,278	1,444
Registration and filing fees	8,916	4,363	2,437	3,017
Miscellaneous	5,697	6,544	4,186	50
Total expenses	6,348,538	3,702,220	2,126,442	1,214,119
Less: expense reductions (Note 3)	(21,060)	(10,404)	(5,184)	—
Net expenses	6,327,478	3,691,816	2,121,258	—
Net investment income (loss)	8,810,909	(6,840)	1,551,326	8,601,005

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	50,036,133	21,278,783	51,618,881	—
Net increase from payments by affiliates (Note 10)	655,372	731,112	176,134	—
Capital gain distributions received from underlying funds	—	—	—	1,773,409
Futures contracts	(3,872,798)	—	1,214,577	—
Foreign currency transactions	—	43,446	—	—
	46,818,707	22,053,341	53,009,592	1,773,409
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(44,030,079)	22,862,004	(29,689,277)	(17,814,153)
Futures contracts	156,586	—	—	—
Translation of assets and liabilities in foreign currencies	—	2,539	—	—
	(43,873,493)	22,864,543	(29,689,277)	(17,814,153)
Net realized and unrealized gain (loss)	2,945,214	44,917,884	23,320,315	(16,040,744)

Increase (decrease) in net assets from operations	$11,756,123	$44,911,044	$24,871,641	($7,439,739)

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	American Blue Chip Income and Growth	American Bond	American Fundamental Holding[1]	American Global Diversification[1]
Income distributions received from underlying funds	$4,824,132	$66,064,809	$894,992	$1,713,468
Total investment income	4,824,132	66,064,809	894,992	1,713,468

Expenses
Investment management fees (Note 3)	—	—	1,720	3,404
Series I distribution and service fees (Note 3)	61,678	24,835	97	97
Series II distribution and service fees (Note 3)	914,281	3,855,362	25,565	50,820
Series III distribution and service fees (Note 3)	—	—	41	40
Fund administration fees (Note 3)	20,015	70,688	35	46
Audit and legal fees	16,886	23,769	14,062	14,051
Printing and postage fees (Note 3)	13,770	57,414	27	27
Custodian fees	11,661	11,715	2,033	2,033
Trustees’ fees (Note 4)	3,143	10,125	4	4
Registration and filing fees	2,804	9,402	17	16
Miscellaneous	1,693	3,498	—	—
Total expenses	1,045,931	4,066,808	43,601	70,538
Less: expense reductions (Note 3)	—	—	(2,406)	(3,956)
Net expenses	—	—	41,195	66,582
Net investment income (loss)	3,778,201	61,998,001	853,797	1,646,886

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	14,108,818	(114,032)	(2)	(3)
Capital gain distributions received from underlying funds	6,296,274	—	—	—
	20,405,092	(114,032)	(2)	(3)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(19,599,902)	(41,723,560)	(1,033,648)	(1,208,560)
	(19,599,902)	(41,723,560)	(1,033,648)	(1,208,560)
Net realized and unrealized gain (loss)	805,190	(41,837,592)	(1,033,650)	(1,208,563)

Increase (decrease) in net assets from operations	$4,583,391	$20,160,409	($179,853)	$438,323

1	Period from 10-31-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	American Global Growth[1]	American Global Small Capitalization[1]	American Growth	American Growth-Income
Income distributions received from underlying funds	$3,773,109	$1,183,714	$13,961,663	$21,975,980
Total investment income	3,773,109	1,183,714	13,961,663	21,975,980

Expenses
Series I distribution and service fees (Note 3)	—	—	332,138	90,566
Series II distribution and service fees (Note 3)	496,660	203,934	8,250,743	6,852,787
Fund administration fees (Note 3)	6,061	2,650	169,361	134,899
Audit and legal fees	14,736	14,178	41,822	35,853
Printing and postage fees (Note 3)	8,511	4,376	127,924	101,253
Custodian fees	8,000	8,000	10,120	10,575
Trustees’ fees (Note 4)	600	263	25,310	20,133
Registration and filing fees	1,446	825	19,479	15,856
Miscellaneous	24	14	12,377	9,544
Total expenses	536,038	234,240	8,989,274	7,271,466
Net investment income (loss)	3,237,071	949,474	4,972,389	14,704,514

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	32,012	(166,273)	59,922,758	20,959,994
Capital gain distributions received from underlying funds	893,785	558,151	119,830,613	45,367,974
	925,797	391,878	179,753,371	66,327,968
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	204,394	(3,236,542)	3,118,019	(25,336,347)
	204,394	(3,236,542)	3,118,019	(25,336,347)
Net realized and unrealized gain (loss)	1,130,191	(2,844,664)	182,871,390	40,991,621

Increase (decrease) in net assets from operations	$4,367,262	($1,895,190)	$187,843,779	$55,696,135

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	American High-Income Bond[1]	American International	American New World[1]	Blue Chip Growth
Dividends	—	—	—	$35,827,616
Income distributions received from underlying funds	$2,890,270	$18,232,681	$1,481,819	—
Interest	—	—	—	879,590
Securities lending	—	—	—	588,866
Income from affiliated issuers	—	—	—	62,613
Less foreign taxes withheld	—	—	—	(610,997)
Total investment income	2,890,270	18,232,681	1,481,819	36,747,688

Expenses
Investment management fees (Note 3)	—	—	—	23,592,740
Series I distribution and service fees (Note 3)	—	315,629	—	320,049
Series II distribution and service fees (Note 3)	106,103	5,455,678	166,805	440,690
Fund administration fees (Note 3)	1,324	112,285	1,996	288,682
Audit and legal fees	14,409	31,801	14,123	66,986
Printing and postage fees (Note 3)	5,940	86,518	3,322	215,782
Custodian fees	8,000	10,993	8,000	79,289
Trustees’ fees (Note 4)	131	16,661	200	43,065
Registration and filing fees	574	13,479	703	31,453
Miscellaneous	10	7,749	10	28,677
Total expenses	136,491	6,050,793	195,159	25,107,413
Less: expense reductions (Note 3)	—	—	—	(989,438)
Net expenses	—	—	—	24,117,975
Net investment income (loss)	2,753,779	12,181,888	1,286,660	12,629,713

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(57,337)	47,642,704	107,817	110,220,990
Net increase from payments by affiliates (Note 10)	—	—	—	709,629
Capital gain distributions received from underlying funds	—	57,997,414	402,478	—
Foreign currency transactions	—	—	—	(62,907)
	(57,337)	105,640,118	510,295	110,867,712
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(3,395,501)	89,352,380	3,222,283	228,794,014
Translation of assets and liabilities in foreign currencies	—	—	—	(4,608)
	(3,395,501)	89,352,380	3,222,283	228,789,406
Net realized and unrealized gain (loss)	(3,452,838)	194,992,498	3,732,578	339,657,118

Increase (decrease) in net assets from operations	($699,059)	$207,174,386	$5,019,238	$352,286,831

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Capital Appreciation	Classic Value	Core Equity	Dynamic Growth
Dividends	$9,979,212	$1,778,218	$5,126,068	$389,659
Interest	605,843	64,540	527,480	116,288
Securities lending	1,535,839	4,865	—	110,750
Income from affiliated issuers	132,815	—	—	10,178
Less foreign taxes withheld	(261,674)	(12,288)	—	(3,045)
Total investment income	11,992,035	1,835,335	5,653,548	623,830

Expenses
Investment management fees (Note 3)	7,708,655	604,688	4,744,118	1,321,502
Series I distribution and service fees (Note 3)	122,982	15,338	1,210	56,666
Series II distribution and service fees (Note 3)	262,751	80,279	127,489	81,649
Fund administration fees (Note 3)	104,232	7,414	60,953	15,170
Audit and legal fees	45,052	20,497	29,218	21,981
Printing and postage fees (Note 3)	109,238	5,415	43,034	9,910
Custodian fees	90,943	18,952	60,098	24,336
Trustees’ fees (Note 4)	15,230	1,199	8,958	2,392
Registration and filing fees	103,120	1,825	6,762	2,286
Miscellaneous	6,951	2,837	6,000	1,919
Total expenses	8,569,154	758,444	5,087,840	1,537,811
Less: expense reductions (Note 3)	(28,524)	(2,013)	(16,582)	(3,891)
Net expenses	8,540,630	756,431	5,071,258	1,533,920
Net investment income (loss)	3,451,405	1,078,904	582,290	(910,090)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	34,010,829	6,415,870	37,394,095	48,072,768
Net increase from payments by affiliates (Note 10)	725,944	—	—	146,760
Foreign currency transactions	(1,818)	—	(9,195)	3,356
	34,734,955	6,415,870	37,384,900	48,222,884
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	78,399,041	(16,857,323)	(78,607,492)	(33,834,296)
Translation of assets and liabilities in foreign currencies	—	—	—	(31,916)
	78,399,041	(16,857,323)	(78,607,492)	(33,866,212)
Net realized and unrealized gain (loss)	113,133,996	(10,441,453)	(41,222,592)	14,356,672

Increase (decrease) in net assets from operations	$116,585,401	($9,362,549)	($40,640,302)	$13,446,582

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Emerging Growth	Emerging Markets Value[1]	Emerging Small Company	Equity-Income
Dividends	$41,634	$8,639,964	$820,001	$58,110,446
Interest	40,142	290,718	148,948	6,332,548
Securities lending	282,771	—	335,590	609,495
Income from affiliated issuers	41,897	—	28,460	55,406
Less foreign taxes withheld	—	(876,281)	(1,224)	(351,518)
Total investment income	406,444	8,054,401	1,331,775	64,756,377

Expenses
Investment management fees (Note 3)	229,362	2,862,075	2,440,083	20,126,360
Series I distribution and service fees (Note 3)	960	301	100,753	392,896
Series II distribution and service fees (Note 3)	26,194	—	121,854	773,516
Fund administration fees (Note 3)	2,981	30,663	26,366	249,458
Audit and legal fees	20,909	26,605	27,665	61,613
Printing and postage fees (Note 3)	—	24,209	23,082	180,220
Custodian fees	15,660	299,525	30,426	264,138
Trustees’ fees (Note 4)	499	3,433	4,184	37,922
Registration and filing fees	8,211	5,162	2,853	26,210
Miscellaneous	1,902	3,214	8,900	24,673
Total expenses	306,678	3,255,187	2,786,166	22,137,006
Less: expense reductions (Note 3)	(770)	(9,433)	(6,673)	(848,406)
Net expenses	305,908	3,245,754	2,779,493	21,288,600
Net investment income (loss)	100,536	4,808,647	(1,447,718)	43,467,777

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	2,743,405	12,141,049	9,411,483	208,307,821
Net increase from payments by affiliates (Note 10)	13,181	—	333,109	417,365
Options written	8,227	—	—	—
Foreign currency transactions	—	(543,888)	—	(55,636)
	2,764,813	11,597,161	9,744,592	208,669,550
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(1,699,962)	54,014,724 [2]	12,387,231	(169,561,247)
Options written	1,115	—	—	—
Translation of assets and liabilities in foreign currencies	—	6,973	—	(1,768)
	(1,698,847)	54,021,697	12,387,231	(169,563,015)
Net realized and unrealized gain (loss)	1,065,966	65,618,858	22,131,823	39,106,535

Increase (decrease) in net assets from operations	$1,166,502	$70,427,505	$20,684,105	$82,574,312

1	Period from 5-1-07 (commencement of operations) to 12-31-07.
2	Net of $1,441,797 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Financial Services	Franklin Templeton Founding Allocation[1]	Fundamental Value	Global
Dividends	$2,501,466	—	$24,339,087	$10,578,386
Income distributions received from affiliated underlying funds	—	$7,142,092	—	—
Interest	77,281	—	2,474,792	1,974,000
Securities lending	109,923	—	60,340	213,940
Income from affiliated issuers	11,385	—	5,692	19,884
Less foreign taxes withheld	(1,189)	—	(123,779)	(596,123)
Total investment income	2,698,866	7,142,092	26,756,132	12,190,087

Expenses
Investment management fees (Note 3)	1,376,574	189,883	10,306,109	4,411,810
Series I distribution and service fees (Note 3)	32,738	—	97,807	169,963
Series II distribution and service fees (Note 3)	132,680	1,023,532	1,116,642	156,019
Fund administration fees (Note 3)	17,631	39,798	132,693	52,311
Audit and legal fees	22,261	34,524	40,953	32,854
Printing and postage fees (Note 3)	12,217	34,800	94,722	39,510
Custodian fees	14,880	8,000	264,395	447,124
Trustees’ fees (Note 4)	2,755	3,906	19,621	7,494
Registration and filing fees	2,620	7,535	14,750	7,123
Miscellaneous	7,160	160	11,590	7,682
Total expenses	1,621,516	1,342,138	12,099,282	5,331,890
Less: expense reductions (Note 3)	(4,399)	(216,254)	(36,558)	(90,085)
Net expenses	1,617,117	1,125,884	12,062,724	5,241,805
Net investment income (loss)	1,081,749	6,016,208	14,693,408	6,948,282

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	29,819,376	—	34,409,081	55,672,981
Investments in affiliated underlying funds	—	(578,600)	—	—
Net increase from payments by affiliates (Note 10)	52,653	—	136,967	806,885
Capital gain distributions received from affiliated underlying funds	—	20,922,042	—	—
Foreign currency transactions	20,154	—	(198,172)	(273,861)
	29,892,183	20,343,442	34,347,876	56,206,005
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(41,210,921)	—	862,420	(68,232,111)
Investments in affiliated underlying funds	—	(56,390,267)	—	—
Translation of assets and liabilities in foreign currencies	160	—	471	(17,804)
	(41,210,761)	(56,390,267)	862,891	(68,249,915)
Net realized and unrealized gain (loss)	(11,318,578)	(36,046,825)	35,210,767	(12,043,910)

Increase (decrease) in net assets from operations	($10,236,829)	($30,030,617)	$49,904,175	($5,095,628)

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Global Allocation	Global Real Estate	Growth & Income	Health Sciences
Dividends	$4,095,653	$12,330,424	$32,796,483	$1,456,305
Interest	5,226,054	270,298	287,994	121,312
Securities lending	20,288	166,320	163,522	—
Income from affiliated issuers	759	13,510	13,282	—
Less foreign taxes withheld	(111,580)	(763,485)	(91,295)	(49,778)
Total investment income	9,231,174	12,017,067	33,169,986	1,527,839

Expenses
Investment management fees (Note 3)	2,775,359	4,535,851	14,031,647	2,611,100
Series I distribution and service fees (Note 3)	46,226	—	—	67,884
Series II distribution and service fees (Note 3)	563,987	—	—	203,645
Fund administration fees (Note 3)	31,374	31,373	18,561	25,143
Audit and legal fees	25,241	25,654	2,183	23,552
Printing and postage fees (Note 3)	21,026	28,931	—	18,099
Custodian fees	276,977	511,994	6,338	147,948
Trustees’ fees (Note 4)	4,661	5,614	9,814	3,860
Registration and filing fees	4,246	4,994	251	3,274
Miscellaneous	4,798	4,782	25,110	3,436
Total expenses	3,753,895	5,149,193	14,093,904	3,107,941
Less: expense reductions (Note 3)	(8,769)	(13,162)	(55,224)	(137,172)
Net expenses	3,745,126	5,136,031	14,038,680	2,970,769
Net investment income (loss)	5,486,048	6,881,036	19,131,306	(1,442,930)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	26,092,835	32,482,947	162,197,741	28,145,274
Net increase from payments by affiliates (Note 10)	13,405	—	20,949	70,129
Futures contracts	(524,265)	—	—	—
Options written	—	—	—	3,888,915
Foreign currency transactions	1,065,030	(13,452,190)	—	(51,998)
	26,647,005	19,030,757	162,218,690	32,052,320
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(15,937,516)	(76,474,424)	(95,310,302)	9,672,669
Futures contracts	373,639	—	—	—
Options written	—	—	—	(191,830)
Translation of assets and liabilities in foreign currencies	(1,008,679)	(2,596,865)	—	(1,352)
	(16,572,556)	(79,071,289)	(95,310,302)	9,479,487
Net realized and unrealized gain (loss)	10,074,449	(60,040,532)	66,908,388	41,531,807

Increase (decrease) in net assets from operations	$15,560,497	($53,159,496)	$86,039,694	$40,088,877

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Income & Value	International Core	International Opportunities	International Small Cap
Dividends	$5,857,290	$47,525,679	$19,293,647	$14,543,817
Interest	10,135,004	2,680,274	1,977,865	1,338,382
Securities lending	131,817	1,420,422	466,773	438,004
Income from affiliated issuers	12,753	105,113	48,456	18,974
Less foreign taxes withheld	(70,609)	(4,356,026)	(1,373,748)	(1,384,234)
Total investment income	16,066,255	47,375,462	20,412,993	14,954,943

Expenses
Investment management fees (Note 3)	4,366,009	13,590,181	7,339,267	5,936,477
Series I distribution and service fees (Note 3)	225,240	70,188	3,222	84,093
Series II distribution and service fees (Note 3)	241,430	133,723	166,883	189,020
Fund administration fees (Note 3)	55,727	146,672	79,821	66,401
Audit and legal fees	36,471	38,758	32,460	34,811
Printing and postage fees (Note 3)	37,312	107,353	60,725	45,257
Custodian fees	188,082	1,802,469	825,018	1,191,422
Trustees’ fees (Note 4)	8,799	21,766	11,803	9,961
Registration and filing fees	6,097	16,417	9,757	6,674
Miscellaneous	6,469	12,147	6,357	9,823
Total expenses	5,171,636	15,939,674	8,535,313	7,573,939
Less: expense reductions (Note 3)	(14,493)	(41,557)	(23,023)	(17,311)
Net expenses	5,157,143	15,898,117	8,512,290	7,556,628
Net investment income (loss)	10,909,112	31,477,345	11,900,703	7,398,315

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	50,033,616	136,853,164	139,223,445	95,264,976 [1]
Net increase from payments by affiliates (Note 10)	441,367	355,159	—	422,207
Futures contracts	—	13,190,604	—	—
Foreign currency transactions	712,932	(4,327,022)	(641,190)	806,905
	51,187,915	146,071,905	138,582,255	96,494,088
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(53,788,689)	(15,364,297)	11,184,454	(31,256,011)[2]
Futures contracts	—	(166,466)	—	—
Translation of assets and liabilities in foreign currencies	13,441	1,418,646	9,920	(339,547)
	(53,775,248)	(14,112,117)	11,194,374	(31,595,558)
Net realized and unrealized gain (loss)	(2,587,333)	131,959,788	149,776,629	64,898,530

Increase (decrease) in net assets from operations	$8,321,779	$163,437,133	$161,677,332	$72,296,845

1  Net of Thailand foreign taxes of $25,784.

2  Net of $655,447 decrease in deferred Thailand foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	International Small Company	International Value	Large Cap	Large Cap Value
Dividends	$5,084,504	$57,731,000	$9,757,560	$10,436,822
Interest	66,341	1,950,578	370,906	92,585
Securities lending	199,796	1,545,616	13,850	48,898
Income from affiliated issuers	152	128,968	7,990	4,554
Less foreign taxes withheld	(337,891)	(4,661,754)	—	—
Total investment income	5,012,902	56,694,408	10,150,306	10,582,859

Expenses
Investment management fees (Note 3)	2,228,899	13,987,835	3,841,929	4,815,374
Series I distribution and service fees (Note 3)	—	214,058	113,184	42,779
Series II distribution and service fees (Note 3)	—	666,758	38,334	144,401
Fund administration fees (Note 3)	16,312	169,632	47,335	56,210
Audit and legal fees	26,937	55,681	84,577	101,349
Printing and postage fees (Note 3)	14,467	126,537	62,904	3,535
Custodian fees	245,975	2,228,208	84,526	62,506
Trustees’ fees (Note 4)	2,890	25,292	8,612	7,283
Registration and filing fees	2,697	18,253	7,743	14,495
Miscellaneous	4,826	35,572	3,794	9,312
Total expenses	2,543,003	17,527,826	4,292,938	5,257,244
Less: expense reductions (Note 3)	(6,055)	(263,977)	(15,803)	(16,063)
Net expenses	2,536,948	17,263,849	4,277,135	5,241,181
Net investment income (loss)	2,475,954	39,430,559	5,873,171	5,341,678

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	25,759,614	145,811,611	35,167,843	16,769,894
Net increase from payments by affiliates (Note 10)	—	1,147,277	2,789,924	185,990
Futures contracts	—	—	63,607	—
Foreign currency transactions	42,214	195,754	—	—
	25,801,828	147,154,642	38,021,374	16,955,884
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(11,437,185)[1]	(28,509,037)	(65,467,223)	1,553,051
Futures contracts	—	—	3,295	—
Translation of assets and liabilities in foreign currencies	2,192	126,820	—	—
	(11,434,993)	(28,382,217)	(65,463,928)	1,553,051
Net realized and unrealized gain (loss)	14,366,835	118,772,425	(27,442,554)	18,508,935

Increase (decrease) in net assets from operations	$16,842,789	$158,202,984	($21,569,383)	$23,850,613

1  Net of $12,921 decrease in deferred Thailand foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Managed	Mid Cap Intersection[1]	Mid Cap Stock	Mid Cap Value
Dividends	$17,865,761	$1,616,575	$6,795,094	$7,541,408
Interest	36,184,941	251,606	1,219,771	792,266
Securities lending	93,210	—	740,976	162,585
Income from affiliated issuers	5,692	—	73,997	20,283
Less foreign taxes withheld	(3,470)	—	(97,796)	(1,593)
Total investment income	54,146,134	1,868,181	8,732,042	8,514,949

Expenses
Investment management fees (Note 3)	10,551,655	1,683,478	9,750,741	4,664,118
Series I distribution and service fees (Note 3)	—	33	182,793	117,322
Series II distribution and service fees (Note 3)	—	1,802	485,011	497,946
Fund administration fees (Note 3)	59,329	20,808	114,472	55,777
Audit and legal fees	52,961	27,094	38,256	29,091
Printing and postage fees (Note 3)	91,308	18,066	108,617	38,874
Custodian fees	111,000	46,661	207,011	112,331
Trustees’ fees (Note 4)	26,936	2,490	16,966	8,417
Registration and filing fees	9,377	3,217	12,967	6,449
Miscellaneous	21,379	1,741	107,410	6,048
Total expenses	10,923,945	1,805,390	11,024,244	5,536,373
Less: expense reductions (Note 3)	(40,348)	(6,036)	(31,820)	(14,776)
Net expenses	10,883,597	1,799,354	10,992,424	5,521,597
Net investment income (loss)	43,262,537	68,827	(2,260,382)	2,993,352

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	56,039,899	(13,880,586)	197,665,854	89,187,373
Net increase from payments by affiliates (Note 10)	—	—	799,463	459,570
Futures contracts	(511,434)	(135,727)	—	—
Swap contracts	(353,284)	—	—	—
Foreign currency transactions	—	—	(12,160)	—
	55,175,181	(14,016,313)	198,453,157	89,646,943
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(66,538,054)	(7,827,312)	45,836,939	(94,847,138)
Futures contracts	(39,433)	—	—	—
Swap contracts	(179,275)	—	—	—
Translation of assets and liabilities in foreign currencies	—	—	1,905	—
	(66,756,762)	(7,827,312)	45,838,844	(94,847,138)
Net realized and unrealized gain (loss)	(11,581,581)	(21,843,625)	244,292,001	(5,200,195)

Increase (decrease) in net assets from operations	$31,680,956	($21,774,798)	$242,031,619	($2,206,843)

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Mid Cap Value Equity	Mid Value	Mutual Shares[1]	Natural Resources
Dividends	$2,422,606	$4,841,316	$2,896,256	$16,868,046
Interest	118,362	651,870	792,120	1,514,940
Securities lending	28,902	272,659	—	430,177
Income from affiliated issuers	1,897	39,446	—	33,631
Less foreign taxes withheld	(9,504)	(665)	(57,786)	(903,189)
Total investment income	2,562,263	5,804,626	3,630,590	17,943,605

Expenses
Investment management fees (Note 3)	1,151,167	1,978,152	1,351,153	11,200,579
Series I distribution and service fees (Note 3)	—	4,804	—	13,595
Series II distribution and service fees (Note 3)	—	45,569	—	664,975
Fund administration fees (Note 3)	8,474	19,935	13,829	109,059
Audit and legal fees	20,973	22,659	24,637	34,247
Printing and postage fees (Note 3)	7,996	12,237	11,327	78,182
Custodian fees	18,573	73,585	302,141	543,573
Trustees’ fees (Note 4)	1,521	3,018	1,360	16,548
Registration and filing fees	1,918	2,296	2,770	11,917
Miscellaneous	1,193	3,057	4,733	34,409
Total expenses	1,211,815	2,165,312	1,711,950	12,707,084
Less: expense reductions (Note 3)	(3,585)	(99,006)	(224,563)	(29,849)
Net expenses	1,208,230	2,066,306	1,487,387	12,677,235
Net investment income (loss)	1,354,033	3,738,320	2,143,203	5,266,370

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	6,557,185	22,383,474	(270,941)	354,162,810
Net increase from payments by affiliates (Note 10)	—	—	—	21,209
Options written	—	—	9,635	—
Foreign currency transactions	(73)	109	(1,812,944)	101,568
	6,557,112	22,383,583	(2,074,250)	354,285,587
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	4,326,255	(25,060,860)	(9,208,189)	34,770,203
Options written	—	—	11,612	—
Translation of assets and liabilities in foreign currencies	(57)	(7,317)	(1,299,340)	2,664
	4,326,198	(25,068,177)	(10,495,917)	34,772,867
Net realized and unrealized gain (loss)	10,883,310	(2,684,594)	(12,570,167)	389,058,454

Increase (decrease) in net assets from operations	$12,237,343	$1,053,726	($10,426,964)	$394,324,824

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Overseas Equity	Pacific Rim	Quantitative All Cap	Quantitative Mid Cap
Dividends	$13,398,067	$3,849,632	$7,218,399	$521,351
Interest	498,482	15,606	223,657	25,794
Securities lending	451,972	41,897	629,407	17,541
Income from affiliated issuers	32,179	—	77,590	2,277
Less foreign taxes withheld	(1,157,541)	(347,046)	(30,074)	(1,864)
Total investment income	13,223,159	3,560,089	8,118,979	565,099

Expenses
Investment management fees (Note 3)	5,485,366	1,398,514	2,815,262	306,882
Series I distribution and service fees (Note 3)	2,417	60,104	147,346	5,413
Series II distribution and service fees (Note 3)	19,268	113,560	258,597	62,578
Fund administration fees (Note 3)	51,529	17,326	37,929	4,114
Audit and legal fees	28,366	24,150	25,758	20,024
Printing and postage fees (Note 3)	35,787	11,942	26,983	2,701
Custodian fees	626,790	353,925	60,245	23,213
Trustees’ fees (Note 4)	7,827	2,698	5,580	628
Registration and filing fees	6,952	2,547	5,208	778
Miscellaneous	3,874	54,073	27,288	4,813
Total expenses	6,268,176	2,038,839	3,410,196	431,144
Less: expense reductions (Note 3)	(15,166)	(4,668)	(11,042)	(1,098)
Net expenses	6,253,010	2,034,171	3,399,154	430,046
Net investment income (loss)	6,970,149	1,525,918	4,719,825	135,053

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	86,323,102	33,969,057 [1]	25,687,053	3,225,534
Reimbursement from adviser due to loss from compliance error (Note 1)	—	103,096	—	—
Net increase from payments by affiliates (Note 10)	—	—	1,141	232,155
Foreign currency transactions	(439,707)	(113,248)	1,076	71
	85,883,395	33,958,905	25,689,270	3,457,760
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(27,001,831)	(20,485,998)[2]	(21,998,114)	(4,612,057)
Translation of assets and liabilities in foreign currencies	133,874	(7,773)	191	4
	(26,867,957)	(20,493,771)	(21,997,923)	(4,612,053)
Net realized and unrealized gain (loss)	59,015,438	13,465,134	3,691,347	(1,154,293)

Increase (decrease) in net assets from operations	$65,985,587	$14,991,052	$8,411,172	($1,019,240)

1	Net of $25,761 and $91,646 in deferred Thailand and India foreign withholding taxes, respectively.
2	Net of $31,493 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Quantitative Value	Real Estate Equity	Real Estate Securities	Science & Technology
Dividends	$16,399,278	$5,892,076	$20,161,840	$2,047,370
Interest	722,658	641,623	192,968	913,092
Securities lending	129,460	143,756	78,939	194,339
Income from affiliated issuers	10,834	14,010	5,313	21,880
Less foreign taxes withheld	(137,373)	(13,820)	(23,540)	(111,239)
Total investment income	17,124,857	6,677,645	20,415,520	3,065,442

Expenses
Investment management fees (Note 3)	4,638,379	2,393,468	5,705,579	4,255,773
Series I distribution and service fees (Note 3)	538	—	131,430	169,908
Series II distribution and service fees (Note 3)	58,002	—	400,505	157,700
Fund administration fees (Note 3)	65,561	19,931	93,899	41,884
Audit and legal fees	29,254	22,719	44,365	42,109
Printing and postage fees (Note 3)	50,001	15,757	58,060	56,524
Custodian fees	88,995	30,715	7,929	199,764
Trustees’ fees (Note 4)	9,360	3,648	14,801	6,485
Registration and filing fees	8,656	3,004	8,338	5,182
Miscellaneous	19,003	10,530	46,893	4,861
Total expenses	4,967,749	2,499,772	6,511,799	4,940,190
Less: expense reductions (Note 3)	(19,766)	(107,426)	(21,090)	(116,474)
Net expenses	4,947,983	2,392,346	6,490,709	4,823,716
Net investment income (loss)	12,176,874	4,285,299	13,924,811	(1,758,274)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(15,692,752)	24,027,744	145,043,374	63,965,270
Net increase from payments by affiliates (Note 10)	—	—	161,839	505,747
Foreign currency transactions	26	(6,203)	—	(50,710)
	(15,692,726)	24,021,541	145,205,213	64,420,307
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(49,790,137)	(79,731,777)	(280,724,249)	6,434,839
Translation of assets and liabilities in foreign currencies	294	—	—	12,892
	(49,789,843)	(79,731,777)	(280,724,249)	6,447,731
Net realized and unrealized gain (loss)	(65,482,569)	(55,710,236)	(135,519,036)	70,868,038

Increase (decrease) in net assets from operations	($53,305,695)	($51,424,937)	($121,594,225)	$69,109,764

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Small Cap	Small Cap Growth	Small Cap Intrinsic Value[1]	Small Cap Opportunities
Dividends	$806,918	$1,989,010	$1,012,881	$8,790,096
Interest	474,886	445,211	325,110	628,836
Securities lending	429,057	496,532	—	589,669
Income from affiliated issuers	55,206	50,090	—	57,680
Less foreign taxes withheld	—	(33,957)	(1,678)	(7,107)
Total investment income	1,766,067	2,946,886	1,336,313	10,059,174

Expenses
Investment management fees (Note 3)	1,622,255	3,258,282	822,454	4,224,974
Series I distribution and service fees (Note 3)	345	12,812	—	45,987
Series II distribution and service fees (Note 3)	3,330	88,322	—	165,715
Fund administration fees (Note 3)	19,292	29,858	9,510	38,763
Audit and legal fees	29,959	24,759	20,240	60,135
Printing and postage fees (Note 3)	30,335	28,922	15,776	29,777
Custodian fees	33,939	86,876	26,716	45,370
Trustees’ fees (Note 4)	3,146	4,646	1,682	6,715
Registration and filing fees	2,081	4,024	1,749	4,417
Miscellaneous	3,689	3,467	778	8,246
Total expenses	1,748,371	3,541,968	898,905	4,630,099
Less: expense reductions (Note 3)	(4,836)	(8,186)	(2,875)	(11,310)
Net expenses	1,743,535	3,533,782	896,030	4,618,789
Net investment income (loss)	22,532	(586,896)	440,283	5,440,385

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	27,899,060	31,491,809	4,487,504	23,549,556
Net increase from payments by affiliates (Note 10)	—	18,375	—	187,019
Futures contracts	406,273	—	—	—
Foreign currency transactions	—	—	117,963	(28,447)
	28,305,333	31,510,184	4,605,467	23,708,128
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(23,468,932)	8,189,442	(14,322,033)	(59,547,531)
Translation of assets and liabilities in foreign currencies	—	—	(51,274)	36,441
	(23,468,932)	8,189,442	(14,373,307)	(59,511,090)
Net realized and unrealized gain (loss)	4,836,401	39,699,626	(9,767,840)	(35,802,962)

Increase (decrease) in net assets from operations	$4,858,933	$39,112,730	($9,327,557)	($30,362,577)

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Small Cap Value	Small Company	Small Company Growth	Small Company Value
Dividends	$7,457,472	$486,322	$523,966	$7,396,236
Interest	448,732	19,785	341,937	903,639
Securities lending	624,795	29,680	132,280	709,693
Income from affiliated issuers	79,513	3,943	17,938	99,809
Less foreign taxes withheld	—	(1,854)	—	—
Total investment income	8,610,512	537,876	1,016,121	9,109,377

Expenses
Investment management fees (Note 3)	4,587,497	558,966	2,060,635	7,056,696
Series I distribution and service fees (Note 3)	40,765	1,931	—	124,117
Series II distribution and service fees (Note 3)	185,881	16,039	—	434,388
Fund administration fees (Note 3)	42,427	5,554	17,917	68,462
Audit and legal fees	26,211	20,254	23,311	29,561
Printing and postage fees (Note 3)	31,371	3,640	13,124	78,336
Custodian fees	75,959	152,117	38,230	103,482
Trustees’ fees (Note 4)	6,337	921	2,487	10,657
Registration and filing fees	5,247	780	2,733	7,225
Miscellaneous	3,607	1,913	1,766	8,082
Total expenses	5,005,302	762,115	2,160,203	7,921,006
Less: expense reductions (Note 3)	(11,502)	(1,374)	(5,748)	(364,997)
Net expenses	4,993,800	760,741	2,154,455	7,556,009
Net investment income (loss)	3,616,712	(222,865)	(1,138,334)	1,553,368

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	38,421,981	6,169,917	13,975,827	67,360,223
Net increase from payments by affiliates (Note 10)	—	—	—	83,601
Futures contracts	—	49,700	—	—
Foreign currency transactions	—	—	(3)	—
	38,421,981	6,219,617	13,975,824	67,443,824
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(55,343,617)	(6,826,422)	(2,328,638)	(74,477,429)
	(55,343,617)	(6,826,422)	(2,328,638)	(74,477,429)
Net realized and unrealized gain (loss)	(16,921,636)	(606,805)	11,647,186	(7,033,605)

Increase (decrease) in net assets from operations	($13,304,924)	($829,670)	$10,508,852	($5,480,237)

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	U.S. Core	U.S. Global Leaders Growth	U.S. Large Cap	U.S. Multi Sector
Dividends	$17,783,351	$9,594,473	$15,546,752	$28,347,482
Interest	668,548	431,742	769,801	3,253,185
Securities lending	62,792	116,504	389,228	161,974
Income from affiliated issuers	6,071	14,309	65,717	13,282
Less foreign taxes withheld	—	(79,376)	(175,916)	(116)
Total investment income	18,520,762	10,077,652	16,595,582	31,775,807

Expenses
Investment management fees (Note 3)	6,913,892	5,027,585	8,157,525	11,820,756
Series I distribution and service fees (Note 3)	413,158	16,008	205,679	—
Series II distribution and service fees (Note 3)	201,213	66,077	264,408	—
Fund administration fees (Note 3)	94,305	71,294	92,951	149,675
Audit and legal fees	36,136	30,269	34,435	42,813
Printing and postage fees (Note 3)	60,978	51,858	67,610	97,642
Custodian fees	182,422	45,337	68,529	295,032
Trustees’ fees (Note 4)	15,129	10,549	14,184	22,277
Registration and filing fees	8,912	8,165	10,864	15,972
Miscellaneous	10,347	6,234	7,676	12,349
Total expenses	7,936,492	5,333,376	8,923,861	12,456,516
Less: expense reductions (Note 3)	(23,835)	(36,693)	(26,441)	(42,215)
Net expenses	7,912,657	5,296,683	8,897,420	12,414,301
Net investment income (loss)	10,608,105	4,780,969	7,698,162	19,361,506

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	60,020,546	33,139,224	74,690,616	38,101,493
Net increase from payments by affiliates (Note 10)	2,116,692	293,517	857,470	—
Futures contracts	120,987	—	—	3,128,113
Foreign currency transactions	—	—	56	—
	62,258,225	33,432,741	75,548,142	41,229,606
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(57,082,762)	(7,407,240)	(85,018,407)	(27,069,529)
Futures contracts	(17,571)	—	—	(416,674)
	(57,100,333)	(7,407,240)	(85,018,407)	(27,486,203)
Net realized and unrealized gain (loss)	5,157,892	26,025,501	(9,470,265)	13,743,403

Increase (decrease) in net assets from operations	$15,765,997	$30,806,470	($1,772,103)	$33,104,909

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the Year Ended December 31, 2007

Investment income	Utilities	Value	Value & Restructuring	Vista
Dividends	$7,380,760	$5,276,215	$8,283,736	$467,607
Interest	627,378	645,998	216,158	129,147
Securities lending	42,529	—	360,785	79,987
Income from affiliated issuers	759	—	61,797	13,938
Less foreign taxes withheld	(268,252)	—	(92,488)	(28,399)
Total investment income	7,783,174	5,922,213	8,829,988	662,280

Expenses
Investment management fees (Note 3)	2,086,259	2,689,672	3,198,090	1,233,639
Series I distribution and service fees (Note 3)	84,857	148,316	—	—
Series II distribution and service fees (Note 3)	178,068	149,653	—	—
Fund administration fees (Note 3)	24,025	36,139	36,007	13,327
Audit and legal fees	23,126	25,380	32,399	21,205
Printing and postage fees (Note 3)	17,941	25,048	24,268	8,779
Custodian fees	270,951	49,153	43,805	65,814
Trustees’ fees (Note 4)	3,535	5,435	5,384	1,973
Registration and filing fees	3,577	4,488	9,174	1,781
Miscellaneous	13,413	5,056	6,938	1,268
Total expenses	2,705,752	3,138,340	3,356,065	1,347,786
Less: expense reductions (Note 3)	(6,901)	(9,718)	(10,635)	(3,799)
Net expenses	2,698,851	3,128,622	3,345,430	1,343,987
Net investment income (loss)	5,084,323	2,793,591	5,484,558	(681,707)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	48,286,020	73,897,445	3,865,962	21,547,730
Net increase from payments by affiliates (Note 10)	69,130	512,524	—	—
Options written	—	—	187,404	—
Foreign currency transactions	(1,670,261)	—	(13,204)	(217,358)
	46,684,889	74,409,969	4,040,162	21,330,372
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	5,845,008	(48,676,967)	29,274,665	24,918,665
Translation of assets and liabilities in foreign currencies	82,219	—	398	(49,794)
	5,927,227	(48,676,967)	29,275,063	24,868,871
Net realized and unrealized gain (loss)	52,612,116	25,733,002	33,315,225	46,199,243

Increase (decrease) in net assets from operations	$57,696,439	28,526,593	38,799,783	$45,517,536

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	All Cap Core		All Cap Growth		All Cap Value
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[1]
From operations
Net investment income (loss)	$8,810,909	$5,327,678	($6,840)	$84,446	$1,551,326	$2,675,315
Net realized gain (loss)	46,818,707	23,676,642	22,053,341	24,179,082	53,009,592	18,373,617
Change in net unrealized appreciation (depreciation)	(43,873,493)	27,570,588	22,864,543	581,240	(29,689,277)	18,204,821
Increase (decrease) in net assets resulting from operations	11,756,123	56,574,908	44,911,044	24,844,768	24,871,641	39,253,753
Distributions to shareholders
From net investment income
Series I	(2,827,369)	(1,561,987)	(100,163)	—	(1,161,060)	(678,120)
Series II	(161,565)	(64,637)	—	—	(805,615)	(540,502)
Series III	—	—	—	—	—	(6,457)
Series NAV	(8,954,686)	(3,506)	(184,904)	—	(2,089,492)	(1,587,200)
From net realized gain
Series I	—	—	—	—	(26,914,265)	(15,114,617)
Series II	—	—	—	—	(22,898,123)	(14,543,009)
Series III	—	—	—	—	—	(205,706)
Series NAV	—	—	—	—	(18,428,079)	(33,374,208)
Total distributions	(11,943,620)	(1,630,130)	(285,067)	—	(72,296,634)	(66,049,819)
From Fund share transactions (Note 6)	343,644,056	315,497,441	(60,831,131)	(19,372,769)	(184,965,279)	128,339,090
Total increase (decrease)	343,456,559	370,442,219	(16,205,154)	5,471,999	(232,390,272)	101,543,024

Net assets
Beginning of year	610,190,801	239,748,582	396,422,009	390,950,010	365,479,019	263,935,995
End of year	$953,647,360	$610,190,801	$380,216,855	$396,422,009	$133,088,747	$365,479,019

Undistributed net investment income (loss)	$2,117,167	$5,249,878	—	$80,919	$170,303	$2,675,144

	American Asset Allocation	American Blue Chip Income and Growth		American Bond
Increase (decrease) in net assets	Period Ended 12-31-07[2]	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	$8,601,005	$3,778,201	$1,282,485	$61,998,001	$11,266,109
Net realized gain (loss)	1,773,409	20,405,092	17,479,059	(114,032)	27,944
Change in net unrealized appreciation (depreciation)	(17,814,153)	(19,599,902)	12,472,744	(41,723,560)	13,613,457
Increase (decrease) in net assets resulting from operations	(7,439,739)	4,583,391	31,234,288	20,160,409	24,907,510
Distributions to shareholders
From net investment income
Series I		(321,890)	(46,543)	(323,042)	—
Series II	(8,605,127)	(2,544,854)	(814,710)	(34,442,470)	—
From net realized gain
Series I		(3,487,355)	(143,254)	(2,533)	—
Series II	(1,773,577)	(32,802,299)	(3,273,159)	(267,070)	—
Total distributions	(10,378,704)	(39,156,398)	(4,277,666)	(35,035,115)	—
From Fund share transactions (Note 6)	528,439,513	(4,834,039)	(3,709,100)	469,109,229	378,892,075
Total increase (decrease)	510,621,070	(39,407,046)	23,247,522	454,234,523	403,799,585

Net assets
Beginning of year		214,647,297	191,399,775	551,667,223	147,867,638
End of year	$510,621,070	$175,240,251	$214,647,297	$1,005,901,746	$551,667,223

Undistributed net investment income (loss)		$2,193,772	$11,913,105	$38,498,598	$11,266,109

1  Series III shares were terminated on 10-4-06.

2  Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	American Fundamental Holding	American Global Diversification	American Global Growth
Increase (decrease) in net assets	Period Ended 12-31-07[1]	Period Ended 12-31-07[1]	Period Ended 12-31-07[2]
From operations
Net investment income (loss)	$853,797	$1,646,886	$3,237,071
Net realized gain (loss)	(2)	(3)	925,797
Change in net unrealized appreciation (depreciation)	(1,033,648)	(1,208,560)	204,394
Increase (decrease) in net assets resulting from operations	(179,853)	438,323	4,367,262
Distributions to shareholders
From net investment income
Series I	(1,649)	(1,760)	—
Series II	(744,966)	(1,557,090)	(3,238,217)
Series III	(1,706)	(1,816)	—
From net realized gain
Series II	—	—	(925,880)
Total distributions	(748,321)	(1,560,666)	(4,164,097)
From Fund share transactions (Note 6)	59,312,843	109,093,749	227,105,849
Total increase (decrease)	58,384,669	107,971,406	227,309,014

Net assets
Beginning of year	—	—	—
End of year	$58,384,669	$107,971,406	$227,309,014

Undistributed net investment income (loss)	$105,476	$86,220	—

	American Global Small Capitalization	American Growth		American Growth-Income
	Period Ended 12-31-07[2]	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06
Increase (decrease) in net assets
From operations
Net investment income (loss)	$949,474	$4,972,389	$4,766,057	$14,704,514	$12,461,599
Net realized gain (loss)	391,878	179,753,371	24,339,846	66,327,968	31,732,866
Change in net unrealized appreciation (depreciation)	(3,236,542)	3,118,019	101,307,125	(25,336,347)	104,718,891
Increase (decrease) in net assets resulting from operations	(1,895,190)	187,843,779	130,413,028	55,696,135	148,913,356
Distributions to shareholders
From net investment income
Series I	—	(675,620)	(202,902)	(601,320)	(169,005)
Series II	(949,381)	(8,072,922)	(2,202,656)	(34,528,021)	(9,740,308)
From net realized gain
Series I	—	(10,216,247)	(431,018)	(1,312,470)	(18,076)
Series II	(572,874)	(176,347,482)	(8,226,156)	(66,951,436)	(1,187,441)
Total distributions	(1,522,255)	(195,312,271)	(11,062,732)	(103,393,247)	(11,114,830)
From Fund share transactions (Note 6)	90,322,264	263,748,742	273,518,428	260,006,575	232,176,438
Total increase (decrease)	86,904,819	256,280,250	392,868,724	212,309,463	369,974,964

Net assets
Beginning of year	—	1,584,190,591	1,191,321,867	1,256,748,128	886,773,164
End of year	$86,904,819	$1,840,470,841	$1,584,190,591	$1,469,057,591	$1,256,748,128

Undistributed net investment income (loss)	$38	$989,664	$13,213,111	—	$37,367,934

1  Period from 10-31-07 (commencement of operations) to 12-31-07.

2  Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	American High- Income Bond	American International		American New World
Increase (decrease) in net assets	Year Ended 12-31-07[1]	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07[1]
From operations
Net investment income (loss)	$2,753,779	$12,181,888	$11,002,626	$1,286,660
Net realized gain (loss)	(57,337)	105,640,118	25,915,170	510,295
Change in net unrealized appreciation (depreciation)	(3,395,501)	89,352,380	106,320,505	3,222,283
Increase (decrease) in net assets resulting from operations	(699,059)	207,174,386	143,238,301	5,019,238
Distributions to shareholders
From net investment income
Series I	—	(1,369,550)	(409,042)	—
Series II	(2,754,133)	(14,368,995)	(5,732,493)	(1,286,819)
From net realized gain
Series I	—	(8,838,406)	(469,655)	—
Series II	—	(102,004,525)	(7,646,548)	(468,393)
Total distributions	(2,754,133)	(126,581,476)	(14,257,738)	(1,755,212)
From Fund share transactions (Note 6)	49,488,784	171,402,314	233,520,195	80,016,113
Total increase (decrease)	46,035,592	251,995,224	362,500,758	83,280,139

Net assets
Beginning of year	—	1,021,338,157	658,837,399	—
End of year	$46,035,592	$1,273,333,381	$1,021,338,157	$83,280,139

Undistributed net investment income (loss)	—	$7,445,824	$18,520,071	$64,684

	Blue Chip Growth		Capital Appreciation		Classic Value
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06[2]	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	$12,629,713	$13,521,864	$3,451,405	$805,066	$1,078,904	$639,785
Net realized gain (loss)	110,867,712	82,577,740	34,734,955	17,384,888	6,415,870	3,004,523
Change in net unrealized appreciation (depreciation)	228,789,406	144,833,889	78,399,041	5,313	(16,857,323)	5,974,567
Increase (decrease) in net assets resulting from operations	352,286,831	240,933,493	116,585,401	18,195,267	(9,362,549)	9,618,875
Distributions to shareholders
From net investment income
Series I	(4,610,715)	(1,499,003)	(678,425)	—	(431,376)	(276,036)
Series II	(692,003)	(60,957)	(80,266)	—	(354,051)	(290,892)
Series NAV	(17,796,471)	(3,980,619)	(2,824,427)	—	(296,675)	(72,128)
From net realized gain
Series I	—	—	(1,075,851)	(5,765,132)	(2,986,909)	(534,326)
Series II	—	—	(466,073)	(5,117,110)	(2,917,934)	(709,359)
Series NAV	—	—	(2,869,101)	(29,211,685)	(1,669,019)	(138,325)
Total distributions	(23,099,189)	(5,540,579)	(7,994,143)	(40,093,927)	(8,655,964)	(2,021,066)
From Fund share transactions (Note 6)	207,545,477	56,146,039 [3]	(7,554,963)	718,687,117 [3]	682,381	36,533,585
Total increase (decrease)	536,733,119	291,538,953	101,036,295	696,788,457	(17,336,132)	44,131,394

Net assets
Beginning of year	2,722,726,247	2,431,187,294	1,002,966,287	306,177,830	78,043,497	33,912,103
End of year	$3,259,459,366	$2,722,726,247	$1,104,002,582	$1,002,966,287	$60,707,365	$78,043,497

Undistributed net investment income (loss)	$5,629,529	$13,344,630	$670,182	$804,056	—	$729

1  Period from 5-1-07 (commencement of operations) to 12-31-07.

2  Series III shares were terminated on 10-4-06.

3  Refer to payment made by affiliate, Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Core Equity		Dynamic Growth		Emerging Growth
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[1]
From operations
Net investment income (loss)	$582,290	$8,813	($910,090)	($1,212,867)	$100,536	($261,148)
Net realized gain (loss)	37,384,900	23,046,526	48,222,884	18,035,876	2,764,813	5,823,894
Change in net unrealized appreciation (depreciation)	(78,607,492)	13,052,293	(33,866,212)	(641,830)	(1,698,847)	(3,065,630)
Increase (decrease) in net assets resulting from operations	(40,640,302)	36,107,632	13,446,582	16,181,179	1,166,502	2,497,116
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(2,181)	(683,198)
Series II	—	—	—	—	—	(5,801,012)
Series III	—	—	—	—	—	(78,744)
Series NAV	(196,752)	—	—	—	(22,625)	(4,583,631)
From net realized gain
Series I	(151,144)	(94,624)	—	—	(525,391)	—
Series II	(3,592,046)	(3,307,819)	—	—	(3,050,224)	—
Series NAV	(40,756,540)	(27,825,424)	—	—	(4,453,716)	—
Total distributions	(44,696,482)	(31,227,867)	—	—	(8,054,137)	(11,146,585)
From Fund share transactions (Note 6)	210,138,422	69,220,319	(34,599,891)	(42,030,906)	1,198,311	17,143,821
Total increase (decrease)	124,801,638	74,100,084	(21,153,309)	(25,849,727)	(5,689,324)	8,494,352

Net assets
Beginning of year	534,966,173	460,866,089	150,544,854	176,394,581	31,006,503	22,512,151
End of year	$659,767,811	$534,966,173	$129,391,545	$150,544,854	$25,317,179	$31,006,503

Undistributed net investment income (loss)	$376,357	$14	$20,305	—	$75,730	—

	Emerging Markets Value	Emerging Small Company		Equity-Income
Increase (decrease) in net assets	Year Ended 12-31-07[2]	Year Ended 12-31-07	Year Ended 12-31-06[1]	Year Ended 12-31-07	Year Ended 12-31-06[1]
From operations
Net investment income (loss)	$4,808,647	($1,447,718)	($1,884,218)	$43,467,777	$37,099,611
Net realized gain (loss)	11,597,161	9,744,592	51,630,722	208,669,550	135,335,437
Change in net unrealized appreciation (depreciation)	54,021,697	12,387,231	(41,940,272)	(169,563,015)	237,995,963
Increase (decrease) in net assets resulting from operations	70,427,505	20,684,105	7,806,232	82,574,312	410,431,011
Distributions to shareholders
From net investment income
Series I	(9,804)	—	(13,288,680)	(22,083,340)	(12,691,943)
Series II	—	—	(3,688,432)	(7,674,190)	(4,126,613)
Series III	—	—	(9,264)	—	(9,457)
Series NAV	(3,354,673)	—	(11,210)	(42,177,062)	(20,304,196)
From net realized gain
Series I	(33,287)	(46,764,200)	—	(85,737,056)	(52,221,674)
Series II	—	(11,536,345)	—	(33,922,959)	(19,046,717)
Series III	—	—	—	—	(48,634)
Series NAV	(10,974,853)	(265,139)	—	(160,728,494)	(80,772,588)
Total distributions	(14,372,617)	(58,565,684)	(16,997,586)	(352,323,101)	(189,221,822)
From Fund share transactions (Note 6)	462,256,729	(4,121,827)	(54,989,101)	234,162,046	(121,408,180)[3]
Total increase (decrease)	518,311,617	(42,003,406)	(64,180,455)	(35,586,743)	99,801,009

Net assets
Beginning of year	—	266,326,522	330,506,977	2,439,210,260	2,339,409,251
End of year	$518,311,617	$224,323,116	$266,326,522	$2,403,623,517	$2,439,210,260
Undistributed net investment income (loss)	$964,198	—	—	$5,102,239	$37,018,047

1  Series III shares were terminated on 10-4-06.

2  Period from 5-1-07 (commencement of operations) to 12-31-07.

3  Refer to payment made by affiliate, Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Financial Services		Franklin Templeton Founding Allocation	Fundamental Value
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06[1]	Year Ended 12-31-07[3]	Year Ended 12-31-07	Year Ended 12-31-06[1]
From operations
Net investment income (loss)	$1,081,749	$855,458	$6,016,208	$14,693,408	$8,584,659
Net realized gain (loss)	29,892,183	3,733,579	20,343,442	34,347,876	36,506,770
Change in net unrealized appreciation (depreciation)	(41,210,761)	29,601,785	(56,390,267)	862,891	102,647,073
Increase (decrease) in net assets resulting from operations	(10,236,829)	34,190,822	(30,030,617)	49,904,175	147,738,502
Distributions to shareholders
From net investment income
Series I	(782,154)	(197,365)	—	(3,070,221)	(1,573,366)
Series II	(461,873)	(98,548)	(6,019,506)	(5,608,386)	(1,840,534)
Series III	—	(162)	—	—	(5,520)
Series NAV	(661,718)	(241,772)	—	(12,785,338)	(4,932,579)
From net realized gain
Series I	(8,044,768)	(1,083)	—	(7,961,943)	(6,547,488)
Series II	(6,652,674)	(937)	—	(17,635,966)	(9,710,270)
Series III	—	(3)	—	—	(36,440)
Series NAV	(6,650,514)	(1,075)	—	(29,301,206)	(18,927,568)
Total distributions	(23,253,701)	(540,945)	(6,019,506)	(76,363,060)	(43,573,765)
From Fund share transactions (Note 6)	(26,124,691)	10,563,092 [2]	1,174,552,342	231,453,391	147,467,533
Total increase (decrease)	(59,615,221)	44,212,969	1,138,502,219	204,994,506	251,632,270

Net assets
Beginning of year	197,107,099	152,894,130	—	1,206,288,663	954,656,393
End of year	$137,491,878	$197,107,099	$1,138,502,219	$1,411,283,169	$1,206,288,663

Undistributed net investment income (loss)	$51,605	$855,447	—	$1,615,815	$8,581,238

	Global		Global Allocation		Global Real Estate
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06[1]	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[4]
From operations
Net investment income (loss)	$6,948,282	$6,079,520	$5,486,048	$3,859,194	$6,881,036	$4,568,080
Net realized gain (loss)	56,206,005	27,791,010	26,647,005	13,386,954	19,030,757	10,673,475
Change in net unrealized appreciation (depreciation)	(68,249,915)	37,970,382	(16,572,556)	13,228,824	(79,071,289)	65,090,075
Increase (decrease) in net assets resulting from operations	(5,095,628)	71,840,912	15,560,497	30,474,972	(53,159,496)	80,331,630
Distributions to shareholders
From net investment income
Series I	(7,736,430)	(4,630,069)	(5,864,664)	(895,831)	—	—
Series II	(930,039)	(456,497)	(14,185,705)	(1,142,146)	—	—
Series III	—	(2,724)	—	—	—	—
Series NAV	(3,074,780)	(15,862)	(784,821)	(7,220)	(24,566,477)	—
From net realized gain
Series I	(17,117,672)	—	(9,363,359)	—	—	—
Series II	(3,669,449)	—	(23,668,472)	—	—	—
Series NAV	(21,182,901)	—	(1,063,396)	—	(31,157,635)	—
From capital paid-in
Series NAV	—	—	—	—	(3,921,992)	—
Total distributions	(53,711,271)	(5,105,152)	(54,930,417)	(2,045,197)	(59,646,104)	—
From Fund share transactions (Note 6)	409,505,800	(45,972,592)	74,936,180	73,109,598	211,180,693	350,938,467
Total increase (decrease)	350,698,901	20,763,168	35,566,260	101,539,373	98,375,093	431,270,097

Net assets
Beginning of year	401,175,581	380,412,413	294,328,795	192,789,422	431,270,097	—
End of year	$751,874,482	$401,175,581	$329,895,055	$294,328,795	$529,645,190	$431,270,097

Undistributed net investment income (loss)	$933,573	$6,000,406	$545,619	$5,136,024	($1,785,835)	$11,514,902

1	Series III shares were terminated on 10-4-06.
2	Refer to payment made by affiliate, Note 1.
3	Period from 5-1-07 (commencement of operations) to 12-31-07.
4	Period from 4-28-06 (commencement of operations) to 12-31-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Growth & Income			Health Sciences		Income & Value
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06		Year Ended 12-31-07	Year Ended 12-31-06[2]	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	$19,131,306	$21,153,525		($1,442,930)	($2,033,309)	$10,909,112	$11,557,225
Net realized gain (loss)	162,218,690	200,345,554		32,052,320	27,421,522	51,187,915	35,260,806
Change in net unrealized appreciation (depreciation)	(95,310,302)	30,185,588		9,479,487	(6,670,822)	(53,775,248)	3,416,911
Increase (decrease) in net assets resulting from operations	86,039,694	251,684,667		40,088,877	18,717,391	8,321,779	50,234,942
Distributions to shareholders
From net investment income
Series I	—	—		—	—	(17,694,579)	(10,103,752)
Series II	—	—		—	—	(3,506,768)	(1,946,010)
Series NAV	(36,327,554)	(11,713,806)		—	—	(79,848)	(31,732)
From net realized gain
Series I	—	—		(26,771,572)	(12,553,230)	(29,573,465)	—
Series II	—	—		(16,047,499)	(8,094,695)	(6,503,516)	—
Series III	—	—		—	(51,088)	—	—
Series NAV	(187,472,596)	(123,640,255)		(6,172,188)	(2,858,402)	(157,378)	—
Total distributions	(223,800,150)	(135,354,061)		(48,991,259)	(23,557,415)	(57,515,554)	(12,081,494)
From Fund share transactions (Note 6)	(23,044,956)	(185,159,491	)1	22,772,546	2,449,098	(48,448,058)	(86,676,857)
Total increase (decrease)	(160,805,412)	(68,828,885)		13,870,164	(2,390,926)	(97,641,833)	(48,523,409)

Net assets
Beginning of year	2,110,731,977	2,179,560,862		244,747,920	247,138,846	586,640,143	635,163,552
End of year	$1,949,926,565	$2,110,731,977		$258,618,084	$244,747,920	$488,998,310	$586,640,143

Undistributed net investment income (loss)	$3,857,414	$21,053,848		($174,948)	($167,215)	$1,880,773	$11,611,069

	International Core		International Opportunities		International Small Cap
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[2]
From operations
Net investment income (loss)	$31,477,345	$21,435,487	$11,900,703	$3,419,630	$7,398,315	$8,018,843
Net realized gain (loss)	146,071,905	75,717,365	138,582,255	58,953,537	96,494,088	114,235,156
Change in net unrealized appreciation (depreciation)	(14,112,117)	151,854,422	11,194,374	53,401,415	(31,595,558)	30,414,974
Increase (decrease) in net assets resulting from operations	163,437,133	249,007,274	161,677,332	115,774,582	72,296,845	152,668,973
Distributions to shareholders
From net investment income
Series I	(3,030,695)	(826,492)	(118,749)	(14,922)	(4,575,735)	(1,697,141)
Series II	(990,623)	(160,508)	(927,107)	(88,805)	(1,837,621)	(538,977)
Series III	—	—	—	—	—	(1,554)
Series NAV	(31,679,005)	(4,751,490)	(12,870,035)	(2,517,444)	(12,829,910)	(5,192,079)
From net realized gain
Series I	(17,721,634)	(6,286,755)	(1,405,496)	(133,311)	(46,162,898)	—
Series II	(6,887,211)	(1,555,265)	(13,993,534)	(1,163,169)	(20,617,843)	—
Series NAV	(182,140,624)	(36,142,465)	(146,516,811)	(20,251,316)	(125,629,122)	—
Total distributions	(242,449,792)	(49,722,975)	(175,831,732)	(24,168,967)	(211,653,129)	(7,429,751)
From Fund share transactions (Note 6)	400,931,632	279,014,673	262,213,299	278,855,509	129,042,810	(84,142,607)
Total increase (decrease)	321,918,973	478,298,972	248,058,899	370,461,124	(10,313,474)	61,096,615

Net assets
Beginning of year	1,347,091,332	868,792,360	715,766,057	345,304,933	628,351,965	567,255,350
End of year	$1,669,010,305	$1,347,091,332	$963,824,956	$715,766,057	$618,038,491	$628,351,965

Undistributed net investment income (loss)	$9,610,008	$17,292,092	$1,832,563	$4,488,941	$1,631,568	$6,678,988

1	Refer to payment made by affiliate, Note 1.
2	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	International Small Company		International Value		Large Cap
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06[1]	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	$2,475,954	$1,261,326	$39,430,559	$37,299,131	$5,873,171	$1,690,504
Net realized gain (loss)	25,801,828	(5,798,612)	147,154,642	172,379,904	38,021,374	8,716,312
Change in net unrealized appreciation (depreciation)	(11,434,993)	21,885,759	(28,382,217)	172,179,583	(65,463,928)	13,411,740
Increase (decrease) in net assets resulting from operations	16,842,789	17,348,473	158,202,984	381,858,618	(21,569,383)	23,818,556
Distributions to shareholders
From net investment income
Series I	—	—	(17,999,604)	(7,718,253)	(1,732,854)	(133)
Series II	—	—	(10,160,095)	(3,792,151)	(91,281)	(2,772)
Series III	—	—	—	—	—	(608,674)
Series NAV	(3,590,517)	—	(46,384,213)	(15,830,650)	(3,998,180)	—
From net realized gain
Series I	—	—	(66,955,510)	(18,515,010)	(13,749,116)	(1,448)
Series II	—	—	(40,068,248)	(9,928,557)	(992,407)	(25,838)
Series NAV	(24,217,191)	—	(164,764,326)	(37,195,697)	(25,797,321)	(3,500,129)
Total distributions	(27,807,708)	—	(346,331,996)	(92,980,318)	(46,361,159)	(4,138,994)
From Fund share transactions (Note 6)	3,467,683	217,160,325	311,827,040	38,117,958	541,434,303	65,899,319
Total increase (decrease)	(7,497,236)	234,508,798	123,698,028	326,996,258	473,503,761	85,578,881

Net assets
Beginning of year	234,508,798	—	1,625,908,682	1,298,912,424	211,212,970	125,634,089
End of year	$227,011,562	$234,508,798	$1,749,606,710	$1,625,908,682	$684,716,731	$211,212,970

Undistributed net investment income (loss)	($141,618)	$1,106,992	$2,565,520	$37,483,118	—	$1,690,436

	Large Cap Value		Managed		Mid Cap Intersection
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07[2]
From operations
Net investment income (loss)	$5,341,678	$2,608,795	$43,262,537	$42,714,514	$68,827
Net realized gain (loss)	16,955,884	17,334,325	55,175,181	32,640,577	(14,016,313)
Change in net unrealized appreciation (depreciation)	1,553,051	29,304,195	(66,756,762)	43,679,174	(7,827,312)
Increase (decrease) in net assets resulting from operations	23,850,613	49,247,315	31,680,956	119,034,265	(21,774,798)
Distributions to shareholders
From net investment income
Series I	(813,801)	(50,607)	—	—	—
Series II	(354,442)	(256,915)	—	—	—
Series NAV	(5,192,606)	(826,369)	(80,783,544)	(27,348,585)	(37,669)
From net realized gain
Series I	(5,123,410)	(908,452)	—	—	—
Series II	(3,393,981)	(7,416,584)	—	—	—
Series NAV	(29,048,082)	(13,388,065)	(28,900,049)	(122,416,454)	—
Total distributions	(43,926,322)	(22,846,992)	(109,683,593)	(149,765,039)	(37,669)
From Fund share transactions (Note 6)	111,848,313	264,623,054	(140,486,578)	(246,792,684)	328,466,713
Total increase (decrease)	91,772,604	291,023,377	(218,489,215)	(277,523,458)	306,654,246

Net assets
Beginning of year	536,830,330	245,806,953	1,623,345,429	1,900,868,887	—
End of year	$628,602,934	$536,830,330	$1,404,856,214	$1,623,345,429	$306,654,246

Undistributed net investment income (loss)	$1,589,420	$2,608,793	$6,978,927	$44,682,641	$31,158

1	Period from 4-28-06 (commencement of operations) to 12-31-06.
2	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Mid Cap Stock			Mid Cap Value		Mid Cap Value Equity
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06[1]		Year Ended 12-31-07	Year Ended 12-31-06[1]	Year Ended 12-31-07	Year Ended 12-31-06[3]
From operations
Net investment income (loss)	($2,260,382)	$81,374		$2,993,352	$2,891,622	$1,354,033	$681,879
Net realized gain (loss)	198,453,157	126,939,032		89,646,943	70,436,914	6,557,112	(655,469)
Change in net unrealized appreciation (depreciation)	45,838,844	(2,256,481)		(94,847,138)	(13,049,165)	4,326,198	5,409,848
Increase (decrease) in net assets resulting from operations	242,031,619	124,763,925		(2,206,843)	60,279,371	12,237,343	5,436,258
Distributions to shareholders
From net investment income
Series I	—	—		(2,524,463)	(1,945,239)	—	—
Series II	—	—		(1,470,385)	(1,186,371)	—	—
Series III	—	—		—	(4,327)	—	—
Series NAV	(44,425)	—		(978,008)	(743,544)	(1,718,737)	—
From net realized gain
Series I	(90,958,481)	(15,785,313)		(63,196,899)	(46,251,700)	—	—
Series II	(50,693,131)	(7,537,071)		(54,195,053)	(38,410,832)	—	—
Series III	—	(116,402)		—	(192,656)	—	—
Series NAV	(152,244,465)	(17,494,578)		(26,135,802)	(16,175,031)	(3,835,295)	—
Total distributions	(293,940,502)	(40,933,364)		(148,500,610)	(104,909,700)	(5,554,032)	—
From Fund share transactions (Note 6)	298,725,595	(30,244,124	)2	163,000,199	(74,134,487)	27,179,516	107,052,610
Total increase (decrease)	246,816,712	53,586,437		12,292,746	(118,764,816)	33,862,827	112,488,868

Net assets
Beginning of year	1,016,853,587	963,267,150		505,344,538	624,109,354	112,488,868	—
End of year	$1,263,670,299	$1,016,853,587		$517,637,284	$505,344,538	$146,351,695	$112,488,868

Undistributed net investment income (loss)	—	$43,974		$911,913	$2,891,417	$262,604	$627,381

	Mid Value		Mutual Shares	Natural Resources
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07[4]	Year Ended 12-31-07	Year Ended 12-31-06[1]
From operations
Net investment income (loss)	$3,738,320	$1,212,149	$2,143,203	$5,266,370	$9,002,606
Net realized gain (loss)	22,383,583	22,478,201	(2,074,250)	354,285,587	99,001,541
Change in net unrealized appreciation (depreciation)	(25,068,177)	9,553,744	(10,495,917)	34,772,867	76,310,318
Increase (decrease) in net assets resulting from operations	1,053,726	33,244,094	(10,426,964)	394,324,824	184,314,465
Distributions to shareholders
From net investment income
Series I	(228,396)	(3,310)	—	(310,314)	(104,532)
Series II	(306,417)	(6,027)	—	(2,185,731)	(974,921)
Series III	—	—	—	—	(5,951)
Series NAV	(3,814,408)	(505,617)	—	(10,924,688)	(3,372,461)
From net realized gain
Series I	(2,071,854)	(113,309)	—	(11,788,092)	(3,506,908)
Series II	(3,642,080)	(711,292)	—	(106,927,548)	(44,433,413)
Series III	—	—	—	—	(372,941)
Series NAV	(35,916,874)	(12,777,457)	—	(306,667,096)	(106,453,202)
Total distributions	(45,980,029)	(14,117,012)	—	(438,803,469)	(159,224,329)
From Fund share transactions (Note 6)	40,958,807	2,902,713	389,873,653	107,142,061	340,591,184
Total increase (decrease)	(3,967,496)	22,029,795	379,446,689	62,663,416	365,681,320

Net assets
Beginning of year	189,352,265	167,322,470	—	1,081,812,099	716,130,779
End of year	$185,384,769	$189,352,265	$379,446,689	$1,144,475,515	$1,081,812,099

Undistributed net investment income (loss)	$605,540	$1,216,332	$1,204,295	$909,858	$8,962,713

1	Series III shares were terminated on 10-4-06.
2	Refer to payment made by affiliate, Note 1.
3	Period from 4-28-06 (commencement of operations) to 12-31-06.
4	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Overseas Equity		Pacific Rim		Quantitative All Cap
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[2]	Year Ended 12-31-07	Year Ended 12-31-06[2]
From operations
Net investment income (loss)	$6,970,149	$5,773,225	$1,525,918	$1,407,398	$4,719,825	$2,763,150
Net realized gain (loss)	85,883,395	24,293,203	33,958,905	19,594,050	25,689,270	20,388,046
Change in net unrealized appreciation (depreciation)	(26,867,957)	34,285,314	(20,493,771)	(4,575,293)	(21,997,923)	19,920,464
Increase (decrease) in net assets resulting from operations	65,985,587	64,351,742	14,991,052	16,426,155	8,411,172	43,071,660
Distributions to shareholders
From net investment income
Series I	(113,815)	(6,230)	(2,192,034)	(1,181,100)	(3,288,921)	(2,813,511)
Series II	(148,710)	(29,951)	(680,209)	(363,857)	(1,311,031)	(47,939)
Series III	—	—	—	(2,930)	—	—
Series NAV	(13,138,542)	(2,271,515)	(172,705)	(88,528)	(10,096)	(3,324)
From net realized gain
Series I	(614,876)	(35,899)	(30,391,885)	—	(38,863,907)	(24,962,600)
Series II	(890,260)	(231,678)	(11,677,215)	—	(13,820,874)	(523,771)
Series III	—	—	—	—	—	(57,285)
Series NAV	(66,235,139)	(8,665,530)	(2,309,774)	—	(98,848)	(13,926)
Total distributions	(81,141,342)	(11,240,803)	(47,423,822)	(1,636,415)	(57,393,677)	(28,422,356)
From Fund share transactions (Note 6)	85,291,057	220,530,662 [1]	24,094,046	(16,082,988)	144,991,853	(14,465,544)
Total increase (decrease)	70,135,302	273,641,601	(8,338,724)	(1,293,248)	96,009,348	183,760

Net assets
Beginning of year	522,234,492	248,592,891	174,991,716	176,284,964	307,740,475	307,556,715
End of year	$592,369,794	$522,234,492	$166,652,992	$174,991,716	$403,749,823	$307,740,475

Undistributed net investment income (loss)	($177,231)	$5,925,465	$2,645	$656,961	$110,657	—

	Quantitative Mid Cap		Quantitative Value		Real Estate Equity
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[3]
From operations
Net investment income (loss)	$135,053	$1,225	$12,176,874	$5,248,065	$4,285,299	$5,407,514
Net realized gain (loss)	3,457,760	2,900,865	(15,692,726)	36,057,216	24,021,541	10,088,565
Change in net unrealized appreciation (depreciation)	(4,612,053)	(1,588,419)	(49,789,843)	24,377,821	(79,731,777)	41,904,896
Increase (decrease) in net assets resulting from operations	(1,019,240)	1,313,671	(53,305,695)	65,683,102	(51,424,937)	57,400,975
Distributions to shareholders
From net investment income
Series I	(42,198)	—	(22,323)	(4,637)	—	—
Series II	(83,613)	—	(329,523)	(68,377)	—	—
Series NAV	(4,602)	—	(15,665,668)	(4,175,603)	(4,461,138)	—
From net realized gain
Series I	(1,877,421)	(5,543,389)	(104,892)	(40,300)	—	—
Series II	(3,920,064)	(5,141,590)	(1,337,713)	(655,255)	—	—
Series NAV	(1,086,877)	(3,805,635)	(64,355,876)	(35,627,802)	(37,626,612)	—
Total distributions	(7,014,775)	(14,490,614)	(81,815,995)	(40,571,974)	(42,087,750)	—
From Fund share transactions (Note 6)	6,380,478	4,621,325	446,502,451	299,455,717	28,865,867	255,065,689
Total increase (decrease)	(1,653,537)	(8,555,618)	311,380,761	324,566,845	(64,646,820)	312,466,664

Net assets
Beginning of year	37,644,293	46,199,911	518,972,888	194,406,043	312,466,664	—
End of year	$35,990,756	$37,644,293	$830,353,649	$518,972,888	$247,819,844	$312,466,664

Undistributed net investment income (loss)	$4,711	—	$1,351,246	$5,224,036	$2,019,518	$2,717,992

1	Refer to payment made by affiliate, Note 1.
2	Series III shares were terminated on 10-4-06.
3	Period from 4-28-06 (commencement of operations) to 12-31-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Real Estate Securities			Science & Technology		Small Cap
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06[1]		Year Ended 12-31-07	Year Ended 12-31-06[1]	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	$13,924,811	$23,719,724		($1,758,274)	($2,150,379)	$22,532	($573,319)
Net realized gain (loss)	145,205,213	247,463,606		64,420,307	20,039,707	28,305,333	3,671,900
Change in net unrealized appreciation (depreciation)	(280,724,249)	47,951,239		6,447,731	3,310,273	(23,468,932)	12,186,559
Increase (decrease) in net assets resulting from operations	(121,594,225)	319,134,569		69,109,764	21,199,601	4,858,933	15,285,140
Distributions to shareholders
From net investment income
Series I	(6,820,126)	(5,200,032)		—	—	—	—
Series II	(3,469,272)	(2,367,134)		—	—	—	—
Series III	—	(29,819)		—	—	—	—
Series NAV	(10,549,393)	(17,559,484)		—	—	—	—
From net realized gain
Series I	(128,408,756)	(49,617,766)		—	—	(88,630)	(83,710)
Series II	(76,318,828)	(24,631,643)		—	—	(218,539)	(110,690)
Series III	—	(335,895)		—	—	—	—
Series NAV	(192,827,562)	(163,269,606)		—	—	(29,751,446)	(13,801,589)
Total distributions	(418,393,937)	(263,011,379)		—	—	(30,058,615)	(13,995,989)
From Fund share transactions (Note 6)	232,787,127	(363,578,468	)2	(65,887,494)	(79,613,238)	(52,102,631)	84,398,803
Total increase (decrease)	(307,201,035)	(307,455,278)		3,222,270	(58,413,637)	(77,302,313)	85,687,954

Net assets
Beginning of year	919,023,599	1,226,478,877		408,772,903	467,186,540	233,031,394	147,343,440
End of year	$611,822,564	$919,023,599		$411,995,173	$408,772,903	$155,729,081	$233,031,394

Undistributed net investment income (loss)	$7,411,780	$14,325,760		—	—	$22,532	—

	Small Cap Growth			Small Cap Intrinsic Value	Small Cap Opportunities
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06		Year Ended 12-31-07[3]	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	($586,896)	($2,153,368)		$440,283	$5,440,385	$5,505,461
Net realized gain (loss)	31,510,184	50,388,060		4,605,467	23,708,128	10,327,115
Change in net unrealized appreciation (depreciation)	8,189,442	(12,091,804)		(14,373,307)	(59,511,090)	27,798,949
Increase (decrease) in net assets resulting from operations	39,112,730	36,142,888		(9,327,557)	(30,362,577)	43,631,525
Distributions to shareholders
From net investment income
Series I	—	—		—	(1,718,346)	(842,153)
Series II	—	—		—	(1,016,641)	(436,613)
Series NAV	—	—		(234,724)	(5,381,923)	(1,608,172)
From net realized gain
Series I	(5,804,623)	—		—	(5,274,724)	(3,150,030)
Series II	(8,362,140)	—		—	(3,875,447)	(2,138,153)
Series NAV	(53,954,796)	—		(2,647,891)	(16,622,239)	(5,616,999)
Total distributions	(68,121,559)	—		(2,882,615)	(33,889,320)	(13,792,120)
From Fund share transactions (Note 6)	46,639,248	(13,563,086	)2	166,001,870	(22,471,539)	37,111,204
Total increase (decrease)	17,630,419	22,579,802		153,791,698	(86,723,436)	66,950,609

Net assets
Beginning of year	295,521,483	272,941,681		—	457,146,999	390,196,390
End of year	$313,151,902	$295,521,483		$153,791,698	$370,423,563	$457,146,999

Undistributed net investment income (loss)	—	—		$323,522	$2,483,518	$5,136,942

1	Series III shares were terminated on 10-4-06.
2	Refer to payment made by affiliate, Note 1.
3	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Small Cap Value		Small Company		Small Company Growth
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	$3,616,712	$2,292,344	($222,865)	($316,286)	($1,138,334)	($555,238)
Net realized gain (loss)	38,421,981	42,633,127	6,219,617	2,718,369	13,975,824	2,805,409
Change in net unrealized appreciation (depreciation)	(55,343,617)	17,871,808	(6,826,422)	1,797,975	(2,328,638)	8,530,609
Increase (decrease) in net assets resulting from operations	(13,304,924)	62,797,279	(829,670)	4,200,058	10,508,852	10,780,780
Distributions to shareholders
From net investment income
Series I	(924,591)	(426)	—	—	—	—
Series II	(419,659)	—	—	—	—	—
Series NAV	(2,721,979)	(287,209)	—	—	—	—
From net realized gain
Series I	(18,398,310)	(243,694)	(614,358)	(127,956)	—	—
Series II	(14,236,468)	(7,104,907)	(878,899)	(2,869,869)	—	—
Series NAV	(50,493,430)	(46,222,161)	(6,831,879)	(5,610,276)	(11,110,267)	(83,282)
Total distributions	(87,194,437)	(53,858,397)	(8,325,136)	(8,608,101)	(11,110,267)	(83,282)
From Fund share transactions (Note 6)	102,089,409	112,185,298 [1]	(11,870,597)	1,972,471	162,013,073	37,449,976
Total increase (decrease)	1,590,048	121,124,180	(21,025,403)	(2,435,572)	161,411,658	48,147,474

Net assets
Beginning of year	420,793,468	299,669,288	64,578,697	67,014,269	106,149,688	58,002,214
End of year	$422,383,516	$420,793,468	$43,553,294	$64,578,697	$267,561,346	$106,149,688

Undistributed net investment income (loss)	$1,384,288	$1,833,805	—	—	—	—

	Small Company Value		U.S. Core		U.S. Global Leaders Growth
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[2]	Year Ended 12-31-07	Year Ended 12-31-06[1]
From operations
Net investment income (loss)	$1,553,368	$1,041,792	$10,608,105	$11,104,668	$4,780,969	$3,083,320
Net realized gain (loss)	67,443,824	51,034,951	62,258,225	18,180,468	33,432,741	(3,366,374)
Change in net unrealized appreciation (depreciation)	(74,477,429)	44,821,043	(57,100,333)	62,598,939	(7,407,240)	14,855,149
Increase (decrease) in net assets resulting from operations	(5,480,237)	96,897,786	15,765,997	91,884,075	30,806,470	14,572,095
Distributions to shareholders
From net investment income
Series I	(375,636)	(198,905)	(17,971,270)	(12,430,689)	(397,983)	—
Series II	—	—	(1,488,886)	(1,000,957)	(230,053)	—
Series III	—	—	—	(5,441)	—	—
Series NAV	(507,124)	(193,349)	(51,562)	(15,839)	(6,402,367)	(13,398)
From net realized gain
Series I	(37,333,238)	(45,863,446)	(70,047,097)	(119,482,788)	—	(379,203)
Series II	(26,369,960)	(31,456,002)	(6,955,829)	(11,472,651)	—	(321,551)
Series III	—	—	—	(72,882)	—	(507)
Series NAV	(44,861,182)	(25,213,375)	(221,981)	(153,483)	—	(3,913,380)
Total distributions	(109,447,140)	(102,925,077)	(96,736,625)	(144,634,730)	(7,030,403)	(4,628,039)
From Fund share transactions (Note 6)	50,380,055	70,745,982	(154,715,021)	(130,426,621)	(249,524,298)	213,314,071
Total increase (decrease)	(64,547,322)	64,718,691	(235,685,649)	(183,177,276)	(225,748,231)	223,258,127

Net assets
Beginning of year	703,491,184	638,772,493	1,018,173,014	1,201,350,290	649,689,571	426,431,444
End of year	$638,943,862	$703,491,184	$782,487,365	$1,018,173,014	$423,941,340	$649,689,571

Undistributed net investment income (loss)	$1,551,133	$880,526	$2,200,569	$11,104,270	$832,970	$3,082,405

1	Refer to payment made by affiliate, Note 1.
2	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	U.S. Large Cap		U.S. Multi Sector		Utilities
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06[1]
From operations
Net investment income (loss)	$7,698,162	$5,300,936	$19,361,506	$11,877,078	$5,084,323	$3,573,262
Net realized gain (loss)	75,548,142	35,965,877	41,229,606	19,675,775	46,684,889	20,239,492
Change in net unrealized appreciation (depreciation)	(85,018,407)	34,596,324	(27,486,203)	58,753,867	5,927,227	22,161,779
Increase (decrease) in net assets resulting from operations	(1,772,103)	75,863,137	33,104,909	90,306,720	57,696,439	45,974,533
Distributions to shareholders
From net investment income
Series I	(4,387,108)	(2,650,717)	—	—	(3,321,746)	(2,113,695)
Series II	(774,390)	(484,491)	—	—	(1,165,288)	(1,196,650)
Series III	—	—	—	—	—	(11,826)
Series NAV	(5,889,697)	(30,940)	(26,247,221)	(1,220,055)	(325,912)	(81,820)
From net realized gain
Series I	—	—	—	—	(40,405,009)	(11,055,816)
Series II	—	—	—	—	(16,795,275)	(6,768,698)
Series III	—	—	—	—	—	(71,553)
Series NAV	—	—	(84,789,019)	(2,054,190)	(4,202,858)	(420,070)
Total distributions	(11,051,195)	(3,166,148)	(111,036,240)	(3,274,245)	(66,216,088)	(21,720,128)
From Fund share transactions (Note 6)	7,508,483	270,048,398	372,364,351	465,859,022	89,160,687	36,363,183
Total increase (decrease)	(5,314,815)	342,745,387	294,433,020	552,891,497	80,641,038	60,617,588

Net assets
Beginning of year	958,880,636	616,135,249	1,407,639,304	854,747,807	206,863,626	146,246,038
End of year	$953,565,821	$958,880,636	$1,702,072,324	$1,407,639,304	$287,504,664	$206,863,626

Undistributed net investment income (loss)	$1,941,362	$5,294,339	$4,989,649	$11,876,626	$907,904	$2,306,788

	Value		Value & Restructuring		Vista
Increase (decrease) in net assets	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06	Year Ended 12-31-07	Year Ended 12-31-06
From operations
Net investment income (loss)	$2,793,591	$2,572,971	$5,484,558	$3,011,735	($681,707)	($277,395)
Net realized gain (loss)	74,409,969	38,505,936	4,040,162	1,064,809	21,330,372	(1,309,267)
Change in net unrealized appreciation (depreciation)	(48,676,967)	20,678,271	29,275,063	27,695,648	24,868,871	10,223,641
Increase (decrease) in net assets resulting from operations	28,526,593	61,757,178	38,799,783	31,772,192	45,517,536	8,636,979
Distributions to shareholders
From net investment income
Series I	(3,981,605)	(1,012,067)	—	—	—	—
Series II	(603,315)	(96,269)	—	—	—	—
Series NAV	(122,720)	(9,516)	(8,032,741)	(490,722)	—	—
From net realized gain
Series I	(84,862,103)	(37,508,678)	—	—	—	—
Series II	(17,261,938)	(6,675,457)	—	—	—	—
Series NAV	(2,748,035)	(322,663)	(7,242,664)	(534,398)	(15,292,216)	—
Total distributions	(109,579,716)	(45,624,650)	(15,275,405)	(1,025,120)	(15,292,216)	—
From Fund share transactions (Note 6)	67,288,552	26,531,258	83,290,046	153,833,909	8,392,215	42,183,400
Total increase (decrease)	(13,764,571)	42,663,786	106,814,424	184,580,981	38,617,535	50,820,379

Net assets
Beginning of year	353,284,734	310,620,948	337,380,708	152,799,727	119,691,713	68,871,334
End of year	$339,520,163	$353,284,734	$444,195,132	$337,380,708	$158,309,248	$119,691,713

Undistributed net investment income (loss)	$658,920	$2,572,969	$457,553	$3,014,410	$55,774	$19,432

1	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Core
SERIES I
12-31-2007	19.60	0.23	[1]	0.29	0.52	(0.29)	—	—	(0.29)	19.83	2.66	[2,3,4]	0.86	[5]	0.86		1.12	172		257
12-31-2006	17.20	0.20	[1]	2.33	2.53	(0.13)	—	—	(0.13)	19.60	14.75	[2,3]	0.88	[5]	0.88		1.08	213		240
12-31-2005	15.89	0.11	[1]	1.32	1.43	(0.12)	—	—	(0.12)	17.20	9.08	[2]	0.92		0.92		0.70	228		317
12-31-2004	13.72	0.11	[1]	2.12	2.23	(0.06)	—	—	(0.06)	15.89	16.33	[2]	0.92		0.92		0.75	257		257
12-31-2003	10.43	0.06	[1]	3.23	3.29	—	—	—	—	13.72	31.54		0.93		0.93		0.49	264		183
SERIES II
12-31-2007	19.52	0.19	[1]	0.28	0.47	(0.22)	—	—	(0.22)	19.77	2.41	[2,3,4]	1.06	[5]	1.06		0.92	19		257
12-31-2006	17.13	0.16	[1]	2.32	2.48	(0.09)	—	—	(0.09)	19.52	14.54	[2,3]	1.08	[5]	1.08		0.87	11		240
12-31-2005	15.83	0.08	[1]	1.32	1.40	(0.10)	—	—	(0.10)	17.13	8.89	[2]	1.12		1.12		0.50	11		317
12-31-2004	13.69	0.08	[1]	2.11	2.19	(0.05)	—	—	(0.05)	15.83	16.06	[2]	1.12		1.12		0.56	13		257
12-31-2003	10.43	0.03	[1]	3.23	3.26	—	—	—	—	13.69	31.26		1.13		1.13		0.29	10		183
SERIES NAV
12-31-2007	19.62	0.24	[1]	0.29	0.53	(0.31)	—	—	(0.31)	19.84	2.70	[2,3,4]	0.81	[5]	0.81		1.17	763		257
12-31-2006	17.22	0.24	[1]	2.29	2.53	(0.13)	—	—	(0.13)	19.62	14.77	[2,3]	0.83	[5]	0.83		1.32	385		240
12-31-2005[6]	15.22	0.10	[1]	1.90	2.00	—	—	—	—	17.22	13.14	[7]	0.88	[8]	0.88	[8]	0.83 [8]	—	[9]	317
All Cap Growth
SERIES I
12-31-2007	17.83	—	[1]	2.15	2.15	(0.01)	—	—	(0.01)	19.97	12.06	[2,3,4]	0.95	[5]	0.95		—	209		74
12-31-2006	16.73	—	[1,10]	1.10	1.10	—	—	—	—	17.83	6.58	[3]	0.95	[5]	0.95		0.03	246		117
12-31-2005	15.35	—	[1,10]	1.38	1.38	—	—	—	—	16.73	8.99		1.00		1.00		(0.02)	288		99
12-31-2004	14.41	—	[1,10]	0.94	0.94	—	—	—	—	15.35	6.52		1.00		1.00		(0.01)	475		77
12-31-2003	11.15	(0.05)[1]		3.31	3.26	—	—	—	—	14.41	29.24		1.01		1.01		(0.38)	520		58
SERIES II
12-31-2007	17.67	(0.04)[1]		2.13	2.09	—	—	—	—	19.76	11.83	[3,4]	1.15	[5]	1.15		(0.21)	28		74
12-31-2006	16.62	(0.03)[1]		1.08	1.05	—	—	—	—	17.67	6.32	[3]	1.15	[5]	1.15		(0.17)	30		117
12-31-2005	15.28	(0.04)[1]		1.38	1.34	—	—	—	—	16.62	8.77		1.20		1.20		(0.24)	34		99
12-31-2004	14.37	(0.02)[1]		0.93	0.91	—	—	—	—	15.28	6.33		1.20		1.20		(0.11)	150		77
12-31-2003	11.14	(0.07)[1]		3.30	3.23	—	—	—	—	14.37	28.99		1.21		1.21		(0.58)	87		58
SERIES NAV
12-31-2007	17.86	0.01	[1]	2.15	2.16	(0.03)	—	—	(0.03)	19.99	12.08	[2,3,4]	0.90	[5]	0.90		0.04	143		74
12-31-2006	16.75	0.01	[1]	1.10	1.11	—	—	—	—	17.86	6.63	[3]	0.90	[5]	0.90		0.08	121		117
12-31-2005[11]	15.20	—	[1,10]	1.55	1.55	—	—	—	—	16.75	10.20	[7]	0.91	[8]	0.91	[8]	0.04 [8]	69		99

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Value
SERIES I
12-31-2007	13.03	0.09	[1]	0.92	1.01	(0.24)	(5.64)	—	(5.88)	8.16	8.33	[2,3,4]	0.95	[5]	0.95		0.68		63		63
12-31-2006	14.70	0.11	[1]	1.68	1.79	(0.15)	(3.31)	—	(3.46)	13.03	13.71	[2,3]	0.92	[5]	0.92		0.86		68		57
12-31-2005	14.54	0.11	[1]	0.67	0.78	(0.08)	(0.54)	—	(0.62)	14.70	5.71	[2]	0.94		0.94		0.78		70		78
12-31-2004	12.58	0.12	[1]	1.88	2.00	(0.04)	—	—	(0.04)	14.54	15.96	[2]	0.95		0.95		0.94		204		43
12-31-2003	9.10	0.07	[1]	3.42	3.49	(0.01)	—	—	(0.01)	12.58	38.36	[2]	0.98		0.98		0.64		184		52
SERIES II
12-31-2007	12.99	0.06	[1]	0.92	0.98	(0.19)	(5.64)	—	(5.83)	8.14	8.17	[2,3,4]	1.15	[5]	1.15		0.49		53		63
12-31-2006	14.66	0.09	[1]	1.67	1.76	(0.12)	(3.31)	—	(3.43)	12.99	13.53	[2,3]	1.12	[5]	1.12		0.66		66		57
12-31-2005	14.48	0.09	[1]	0.65	0.74	(0.02)	(0.54)	—	(0.56)	14.66	5.42	[2]	1.14		1.14		0.61		66		78
12-31-2004	12.54	0.11	[1]	1.87	1.98	(0.04)	—	—	(0.04)	14.48	15.79	[2]	1.15		1.15		0.81		192		43
12-31-2003	9.09	0.05	[1]	3.41	3.46	(0.01)	—	—	(0.01)	12.54	38.16	[2]	1.18		1.18		0.44		101		52
SERIES NAV
12-31-2007	12.99	0.12	[1]	0.92	1.04	(0.25)	(5.64)	—	(5.89)	8.14	8.67	[2,3,4]	0.85	[5]	0.85		0.86		17		63
12-31-2006	14.66	0.12	[1]	1.68	1.80	(0.16)	(3.31)	—	(3.47)	12.99	13.82	[2,3]	0.87	[5]	0.87		0.93		232		57
12-31-2005[11]	14.55	0.08	[1]	0.69	0.77	(0.12)	(0.54)	—	(0.66)	14.66	5.68	[2,7]	0.87	[8]	0.87	[8]	0.68	[8]	127		78
American Asset Allocation
SERIES II
12-31-2007[19]	12.50	0.48	[1,12]	(0.32)	0.16	(0.22)	(0.05)	—	(0.27)	12.39	1.28	[2,7]	0.79	[8,13]	0.79	[8,13,51]	5.57	[8,12]	511		0	[7]
American Blue Chip Income and Growth
SERIES I
12-31-2007	18.29	0.40	[1,12]	(0.12)[14]	0.28	(0.31)	(3.38)	—	(3.69)	14.88	1.65	[2]	0.38	[13]	0.38	[13,51]	2.24	[12]	19		12
12-31-2006	16.00	0.13	[1,12]	2.54	2.67	(0.09)	(0.29)	—	(0.38)	18.29	16.99	[2]	0.39	[13]	0.39	[13]	0.79	[12]	17		15
12-31-2005	16.90	0.09	[1,12]	0.89	0.98	(0.05)	(1.83)	—	(1.88)	16.00	6.76	[2]	0.39	[13]	0.39	[13]	0.60	[12]	7		10
12-31-2004	15.46	0.04	[12]	1.40	1.44	—	—	—	—	16.90	9.31		0.39	[13]	0.39	[13]	0.29	[12]	3		54
12-31-2003[15]	13.66	—	[10,12]	1.80	1.80	—	—	—	—	15.46	13.18	[7]	0.39	[8,13]	0.39	[8,13]	(0.39)[8,12]		1		—	[7,16]
SERIES II
12-31-2007	18.26	0.33	[1,12]	(0.08)[14]	0.25	(0.26)	(3.38)	—	(3.64)	14.87	1.48	[2]	0.53	[13]	0.53	[13,51]	1.85	[12]	156		12
12-31-2006	15.98	0.11	[1,12]	2.53	2.64	(0.07)	(0.29)	—	(0.36)	18.26	16.79	[2]	0.54	[13]	0.54	[13]	0.63	[12]	198		15
12-31-2005	16.85	0.07	[1,12]	0.90	0.97	(0.01)	(1.83)	—	(1.84)	15.98	6.66	[2]	0.53	[13]	0.53	[13]	0.47	[12]	185		10
12-31-2004	15.44	0.01	[12]	1.40	1.41	—	—	—	—	16.85	9.13		0.54	[13]	0.54	[13]	0.05	[12]	180		54
12-31-2003[15]	12.50	—	[10,12]	2.94	2.94	—	—	—	—	15.44	23.52	[7]	0.54	[8,13]	0.54	[8,13]	(0.54)[8,12]		181		—	[7,16]
American Bond
SERIES I
12-31-2007	13.32	1.04	[1,12]	(0.65)	0.39	(0.58)	— [10]	—	(0.58)	13.13	2.96	[2]	0.37	[13]	0.37	[13,51]	7.85	[12]	10		4
12-31-2006	12.50	0.35	[1,12]	0.47	0.82	—	—	—	—	13.32	6.56		0.38	[13]	0.38	[13]	2.73	[12]	2		1
12-31-2005[17]	12.36	(0.01)[1,12]		0.15	0.14	—	—	—	—	12.50	1.13	[7]	0.40	[8,13]	0.40	[8,13]	(0.40)[8,12]		—	[9]	2	[7]
SERIES II
12-31-2007	13.30	1.06	[1,12]	(0.70)	0.36	(0.54)	— [10]	—	(0.54)	13.12	2.76	[2]	0.52	[13]	0.52	[13,51]	7.97	[12]	996		4
12-31-2006	12.49	0.41	[1,12]	0.40	0.81	—	—	—	—	13.30	6.49		0.53	[13]	0.53	[13]	3.24	[12]	550		1
12-31-2005[17]	12.50	(0.02)[1,12]		0.01	(0.01)	—	—	—	—	12.49	(0.08)[7]		0.55	[8,13]	0.55	[8,13]	(0.55)[8,12]		148		2	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Fundamental Holding
SERIES I
12-31-2007[18]	12.50	0.24	[1,12]	(0.62)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.05)[2,7]		3.26	[5,8,13]	1.04	[8,13,51]	12.00	[8,12]	—	[9]	0	[7]
SERIES II
12-31-2007[18]	12.50	0.51	[1,12]	(0.90)	(0.39)	(0.20)	—	—	(0.20)	11.91	(3.08)[2,7]		1.25	[5,8,13]	1.20	[8,13,51]	24.93	[8,12]	58		0	[7]
SERIES III
12-31-2007[18]	12.50	0.25	[1,12]	(0.63)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.00)[2,7]		2.90	[5,8,13]	0.70	[8,13,51]	12.35	[8,12]	—	[9]	0	[7]
American Global Diversification
SERIES I
12-31-2007[18]	12.50	0.27	[1,12]	(0.67)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.17)[2,7]		2.85	[5,8,13]	0.93	[8,13,51]	13.38	[8,12]	—	[9]	0	[7]
SERIES II
12-31-2007[18]	12.50	0.49	[1,12]	(0.89)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.19)[2,7]		1.03	[5,8,13]	0.98	[8,13,51]	24.24	[8,12]	108		0	[7]
SERIES III
12-31-2007[18]	12.50	0.28	[1,12]	(0.68)	(0.40)	(0.23)	—	—	(0.23)	11.87	(3.19)[2,7]		2.50	[5,8,13]	0.58	[8,13,51]	13.73	[8,12]	—	[9]	0	[7]
American Global Growth
SERIES II
12-31-2007[19]	12.50	0.43	[1,12]	0.43	0.86	(0.20)	(0.05)	—	(0.25)	13.11	6.92	[2,7]	0.81	[8,13]	0.81	[8,13,51]	4.89	[8,12]	227		1	[7]
American Global Small Capitalization
SERIES II
12-31-2007[19]	12.50	0.32	[1,12]	0.78 [14]	1.10	(0.16)	(0.09)	—	(0.25)	13.35	8.86	[2,7]	0.86	[8,13]	0.86	[8,13,51]	3.49	[8,12]	87		4	[7]
American Growth
SERIES I
12-31-2007	21.73	0.10	[1,12]	2.44	2.54	(0.18)	(2.44)	—	(2.62)	21.65	11.93	[2]	0.37	[13]	0.37	[13,51]	0.43	[12]	102		9
12-31-2006	19.98	0.13	[1,12]	1.81	1.94	(0.06)	(0.13)	—	(0.19)	21.73	9.80	[2]	0.38	[13]	0.38	[13]	0.62	[12]	99		3
12-31-2005	17.28	0.10	[1,12]	2.62	2.72	—	(0.02)	—	(0.02)	19.98	15.78	[2]	0.38	[13]	0.38	[13]	0.54	[12]	57		3
12-31-2004	15.42	(0.01)[12]		1.88	1.87	—	(0.01)	—	(0.01)	17.28	12.10	[2]	0.37	[13]	0.37	[13]	(0.12)[12]		17		1
12-31-2003[15]	13.94	—	[10,12]	1.48	1.48	—	—	—	—	15.42	10.62	[7]	0.38	[8,13]	0.38	[8,13]	0.04	[8,12]	3		1	[7]
SERIES II
12-31-2007	21.64	0.06	[1,12]	2.43	2.49	(0.12)	(2.44)	—	(2.56)	21.57	11.73	[2]	0.52	[13]	0.52	[13,51]	0.28	[12]	1,739		9
12-31-2006	19.90	0.07	[1,12]	1.84	1.91	(0.04)	(0.13)	—	(0.17)	21.64	9.64	[2]	0.53	[13]	0.53	[13]	0.33	[12]	1,485		3
12-31-2005	17.24	0.05	[1,12]	2.63	2.68	—	(0.02)	—	(0.02)	19.90	15.59	[2]	0.53	[13]	0.53	[13]	0.25	[12]	1,134		3
12-31-2004	15.41	(0.04)[12]		1.88	1.84	—	(0.01)	—	(0.01)	17.24	11.91	[2]	0.52	[13]	0.52	[13]	(0.30)[12]		708		1
12-31-2003[15]	12.50	—	[10,12]	2.91	2.91	—	—	—	—	15.41	23.28	[7]	0.53	[8,13]	0.53	[8,13]	(0.23)[8,12]		270		1	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth-Income
SERIES I
12-31-2007	20.19	0.26	[1,12]	0.66	0.92	(0.60)	(0.98)	—	(1.58)	19.53	4.64	[2]	0.37	[13]	0.37	[13,51]	1.24	[12]	29	5
12-31-2006	17.81	0.25	[1,12]	2.36	2.61	(0.21)	(0.02)	—	(0.23)	20.19	14.80	[2]	0.38	[13]	0.38	[13]	1.35	[12]	20	2
12-31-2005	17.00	0.27	[1,12]	0.65	0.92	(0.08)	(0.03)	—	(0.11)	17.81	5.44	[2]	0.38	[13]	0.38	[13]	1.55	[12]	14	1
12-31-2004	15.55	0.05	[12]	1.49	1.54	(0.07)	(0.02)	—	(0.09)	17.00	9.96	[2]	0.37	[13]	0.37	[13]	1.01	[12]	9	1
12-31-2003[15]	13.78	0.10	[12]	1.67	1.77	—	—	—	—	15.55	12.84	[7]	0.38	[8,13]	0.38	[8,13]	3.66	[8,12]	1	2	[7]
SERIES II
12-31-2007	20.14	0.22	[1,12]	0.66	0.88	(0.54)	(0.98)	—	(1.52)	19.50	4.48	[2]	0.52	[13]	0.52	[13,51]	1.05	[12]	1,440	5
12-31-2006	17.77	0.22	[1,12]	2.35	2.57	(0.18)	(0.02)	—	(0.20)	20.14	14.62	[2]	0.53	[13]	0.53	[13]	1.17	[12]	1,237	2
12-31-2005	16.97	0.24	[1,12]	0.66	0.90	(0.07)	(0.03)	—	(0.10)	17.77	5.29	[2]	0.53	[13]	0.53	[13]	1.41	[12]	873	1
12-31-2004	15.53	0.04	[12]	1.48	1.52	(0.06)	(0.02)	—	(0.08)	16.97	9.83	[2]	0.52	[13]	0.52	[13]	0.68	[12]	558	1
12-31-2003[15]	12.50	0.09	[12]	2.94	3.03	—	—	—	—	15.53	24.24	[7]	0.53	[8,13]	0.53	[8,13]	2.08	[8,12]	182	2	[7]
American High-Income Bond
SERIES II
12-31-2007[19]	12.50	1.58	[1,12]	(2.01)	(0.43)	(0.74)	—	—	(0.74)	11.33	(3.41)[2,7]		0.96	[8,13]	0.96	[8,13,51]	19.47	[8,12]	46	3	[7]
American International
SERIES I
12-31-2007	24.92	0.33	[1,12]	4.37	4.70	(0.43)	(2.48)	—	(2.91)	26.71	19.58	[2]	0.37	[13]	0.37	[13,51]	1.23	[12]	106	10
12-31-2006	21.44	0.36	[1,12]	3.57	3.93	(0.21)	(0.24)	—	(0.45)	24.92	18.53	[2]	0.38	[13]	0.38	[13]	1.56	[12]	70	6
12-31-2005	19.37	0.34	[1,12]	3.40	3.74	(0.14)	(1.53)	—	(1.67)	21.44	21.07	[2]	0.38	[13]	0.38	[13]	1.75	[12]	35	6
12-31-2004	16.68	0.13	[12]	2.97	3.10	(0.12)	(0.29)	—	(0.41)	19.37	18.88	[2]	0.38	[13]	0.38	[13]	1.57	[12]	10	65
12-31-2003[15]	13.78	0.16	[12]	2.74	2.90	—	—	—	—	16.68	21.04	[7]	0.39	[8,13]	0.39	[8,13]	3.34	[8,12]	3	22	[7]
SERIES II
12-31-2007	24.86	0.27	[1,12]	4.38	4.65	(0.36)	(2.48)	—	(2.84)	26.67	19.41	[2]	0.52	[13]	0.52	[13,51]	1.01	[12]	1,168	10
12-31-2006	21.40	0.30	[1,12]	3.58	3.88	(0.18)	(0.24)	—	(0.42)	24.86	18.32	[2]	0.53	[13]	0.53	[13]	1.30	[12]	951	6
12-31-2005	19.34	0.25	[1,12]	3.45	3.70	(0.11)	(1.53)	—	(1.64)	21.40	20.87	[2]	0.53	[13]	0.53	[13]	1.31	[12]	624	6
12-31-2004	16.66	0.11	[12]	2.96	3.07	(0.10)	(0.29)	—	(0.39)	19.34	18.74	[2]	0.53	[13]	0.53	[13]	1.07	[12]	307	65
12-31-2003[15]	12.50	0.14	[12]	4.02	4.16	—	—	—	—	16.66	33.28	[7]	0.54	[8,13]	0.54	[8,13]	2.01	[8,12]	178	22	[7]
American New World
SERIES II
12-31-2007[19]	12.50	0.56	[1,12]	2.02	2.58	(0.23)	(0.09)	—	(0.32)	14.76	20.73	[2,7]	0.88	[8,13]	0.88	[8,13,51]	5.79	[8,12]	83	8	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth
SERIES I
12-31-2007	19.39	0.08	[1]	2.38	2.46	(0.15)	—	—	(0.15)	21.70	12.75	[2,3,4]	0.88	[5]	0.85		0.40	593	34
12-31-2006	17.73	0.10	[1]	1.60	1.70	(0.04)	—	—	(0.04)	19.39	9.58	[2,3,20]	0.88	[5]	0.86		0.53	668	37
12-31-2005	16.86	0.04	[1]	0.90	0.94	(0.07)	—	—	(0.07)	17.73	5.60	[2,3]	0.92	[5]	0.89		0.24	769	65	[21]
12-31-2004	15.48	0.08	[1]	1.32	1.40	(0.02)	—	—	(0.02)	16.86	9.03	[2,3]	0.91	[5]	0.88		0.53	1,309	31
12-31-2003	11.99	0.02	[1]	3.48	3.50	(0.01)	—	—	(0.01)	15.48	29.17	[2,3]	0.92	[5]	0.90		0.15	1,291	35
SERIES II
12-31-2007	19.32	0.04	[1]	2.37	2.41	(0.08)	—	—	(0.08)	21.65	12.51	[2,3,4]	1.08	[5]	1.05		0.21	176	34
12-31-2006	17.68	0.06	[1]	1.59	1.65	(0.01)	—	—	(0.01)	19.32	9.31	[2,3,20]	1.08	[5]	1.06		0.32	176	37
12-31-2005	16.78	0.01	[1]	0.89	0.90	—	—	—	—	17.68	5.36	[3]	1.12	[5]	1.09		0.04	181	65	[21]
12-31-2004	15.43	0.07	[1]	1.29	1.36	(0.01)	—	—	(0.01)	16.78	8.83	[2,3]	1.11	[5]	1.08		0.47	471	31
12-31-2003	11.98	—	[1,10]	3.47	3.47	(0.02)	—	—	(0.02)	15.43	29.02	[2,3]	1.12	[5]	1.10		(0.03)	205	35
SERIES NAV
12-31-2007	19.36	0.10	[1]	2.37	2.47	(0.17)	—	—	(0.17)	21.66	12.81	[2,3,4]	0.83	[5]	0.80		0.46	2,491	34
12-31-2006	17.71	0.10	[1]	1.59	1.69	(0.04)	—	—	(0.04)	19.36	9.59	[2,3,20]	0.83	[5]	0.81		0.56	1,880	37
12-31-2005[11]	16.32	0.04	[1]	1.45	1.49	(0.10)	—	—	(0.10)	17.71	9.19	[2,3,7]	0.87	[5,8]	0.84	[8]	0.28 [8]	1,480	65	[21]
Capital Appreciation
SERIES I
12-31-2007	9.07	0.03	[1]	1.02	1.05	(0.03)	(0.04)	—	(0.07)	10.05	11.61	[2,3,4]	0.82	[5]	0.82		0.31	227	73
12-31-2006	10.02	0.01	[1]	0.20	0.21	—	(1.16)	—	(1.16)	9.07	2.26	[2,3,20]	0.83	[5]	0.83		0.11	263	114	[21]
12-31-2005	8.79	(0.01)[1]		1.24	1.23	—	—	—	—	10.02	13.99		0.95		0.95		(0.10)	52	101
12-31-2004	8.04	0.01	[1]	0.74	0.75	—	—	—	—	8.79	9.33		0.97		0.97		0.15	129	79
12-31-2003	6.21	(0.01)[1]		1.84	1.83	—	—	—	—	8.04	29.47		0.99		0.99		(0.13)	121	71
SERIES II
12-31-2007	8.99	0.01	[1]	1.01	1.02	(0.01)	(0.04)	—	(0.05)	9.96	11.36	[2,3,4]	1.02	[5]	1.02		0.11	97	73
12-31-2006	9.96	(0.01)[1]		0.20	0.19	—	(1.16)	—	(1.16)	8.99	2.06	[2,3,20]	1.03	[5]	1.03		(0.09)	113	114	[21]
12-31-2005	8.76	(0.02)[1]		1.22	1.20	—	—	—	—	9.96	13.70		1.15		1.15		(0.27)	47	101
12-31-2004	8.02	—	[1,10]	0.74	0.74	—	—	—	—	8.76	9.23		1.17		1.17		0.02	125	79
12-31-2003	6.20	(0.03)[1]		1.85	1.82	—	—	—	—	8.02	29.35		1.19		1.19		(0.35)	72	71
SERIES NAV
12-31-2007	9.08	0.03	[1]	1.03	1.06	(0.04)	(0.04)	—	(0.08)	10.06	11.69	[2,3,4]	0.77	[5]	0.77		0.36	780	73
12-31-2006	10.02	0.01	[1]	0.21	0.22	—	(1.16)	—	(1.16)	9.08	2.38	[2,3,20]	0.78	[5]	0.78		0.15	627	114	[21]
12-31-2005[11]	8.51	(0.01)[1]		1.53	1.52	(0.01)	—	—	(0.01)	10.02	17.88	[2,7]	0.88	[8]	0.88	[8]	(0.18)[8]	207	101

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Classic Value
SERIES I
12-31-2007	16.20	0.24	[1]	(2.24)	(2.00)	(0.26)	(1.71)	—	(1.97)	12.23	(12.58)[2,3]		0.92	[5]	0.92		1.51	23	36
12-31-2006	14.37	0.19	[1]	2.11	2.30	(0.15)	(0.32)	—	(0.47)	16.20	16.04	[2,3]	0.96	[5]	0.96		1.24	30	47
12-31-2005	13.84	0.13	[1]	1.17	1.30	(0.08)	(0.69)	—	(0.77)	14.37	9.42	[2]	1.11		1.11		0.88	12	42
12-31-2004[22]	12.50	0.05	[1]	1.36	1.41	(0.03)	(0.04)	—	(0.07)	13.84	11.31	[2,3,7]	1.48	[5,8]	1.42	[8]	0.59 [8]	3	9	[7]
SERIES II
12-31-2007	16.19	0.21	[1]	(2.25)	(2.04)	(0.22)	(1.71)	—	(1.93)	12.22	(12.80)[2,3]		1.12	[5]	1.12		1.29	22	36
12-31-2006	14.36	0.16	[1]	2.11	2.27	(0.12)	(0.32)	—	(0.44)	16.19	15.83	[2,3]	1.16	[5]	1.16		1.03	40	47
12-31-2005	13.83	0.09	[1]	1.18	1.27	(0.05)	(0.69)	—	(0.74)	14.36	9.22	[2]	1.32		1.32		0.62	19	42
12-31-2004[22]	12.50	0.04	[1]	1.36	1.40	(0.03)	(0.04)	—	(0.07)	13.83	11.17	[2,3,7]	1.68	[5,8]	1.62	[8]	0.44 [8]	11	9	[7]
SERIES NAV
12-31-2007	16.22	0.25	[1]	(2.25)	(2.00)	(0.27)	(1.71)	—	(1.98)	12.24	(12.58)[2,3]		0.87	[5]	0.88		1.58	15	36
12-31-2006	14.38	0.20	[1]	2.12	2.32	(0.16)	(0.32)	—	(0.48)	16.22	16.15	[2,3]	0.91	[5]	0.91		1.28	8	47
12-31-2005[22]	13.42	0.09	[1]	1.64	1.73	(0.09)	(0.68)	—	(0.77)	14.38	12.88	[2,7]	1.03	[8]	1.03	[8]	0.91 [8]	3	42
Core Equity
SERIES I
12-31-2007	15.14	0.01	[1]	(0.86)	(0.85)	—	(1.06)	—	(1.06)	13.23	(5.89)[2,3]		0.86	[5]	0.86		0.08	2	25
12-31-2006	15.07	—	[1,10]	0.95	0.95	—	(0.88)	—	(0.88)	15.14	6.73	[2,3]	0.88	[5]	0.88		(0.01)	2	35
12-31-2005	14.23	0.01	[1]	0.83	0.84	—	—	—	—	15.07	5.90		0.91		0.91		0.07	1	65
12-31-2004[23]	12.50	—	[1,10]	1.73	1.73	—	—	—	—	14.23	13.84	[7]	0.96	[8]	0.96	[8]	(0.05)[8]	194	6	[7]
SERIES II
12-31-2007	15.06	(0.02)[1]		(0.85)	(0.87)	—	(1.06)	—	(1.06)	13.13	(6.06)[2,3]		1.06	[5]	1.06		(0.15)	44	25
12-31-2006	15.03	(0.03)[1]		0.94	0.91	—	(0.88)	—	(0.88)	15.06	6.47	[2,3]	1.08	[5]	1.08		(0.22)	54	35
12-31-2005	14.21	(0.03)[1]		0.85	0.82	—	—	—	—	15.03	5.77		1.11		1.11		(0.21)	57	65
12-31-2004[23]	12.50	(0.02)[1]		1.73	1.71	—	—	—	—	14.21	13.68	[7]	1.16	[8]	1.16	[8]	(0.26)[8]	237	6	[7]
SERIES NAV
12-31-2007	15.16	0.02	[1]	(0.87)	(0.85)	— [10]	(1.06)	—	(1.06)	13.25	(5.85)[2,3]		0.81	[5]	0.81		0.12	614	25
12-31-2006	15.09	—	[1,10]	0.95	0.95	—	(0.88)	—	(0.88)	15.16	6.73	[2,3]	0.83	[5]	0.83		0.03	479	35
12-31-2005[23]	13.71	—	[1,10]	1.38	1.38	—	—	—	—	15.09	10.07	[7]	0.85	[8]	0.85	[8]	(0.02)[8]	403	65

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Dynamic Growth
SERIES I
12-31-2007	6.04	(0.04)[1]	0.60	0.56	—	—	—	—	6.60	9.27	[3,4]	1.00	[5]	1.00		(0.58)	100		144	[53]
12-31-2006	5.44	(0.04)[1]	0.64	0.60	—	—	—	—	6.04	11.03	[3]	1.03	[5]	1.03		(0.69)	116		45
12-31-2005	4.84	(0.04)[1]	0.64	0.60	—	—	—	—	5.44	12.40		1.07		1.07		(0.74)	133		78
12-31-2004	4.40	(0.03)[1]	0.47	0.44	—	—	—	—	4.84	10.00		1.07		1.07		(0.72)	129		121
12-31-2003	3.41	(0.03)[1]	1.02	0.99	—	—	—	—	4.40	29.03		1.09		1.09	[24]	(0.68)	140		133	[21]
SERIES II
12-31-2007	5.99	(0.05)[1]	0.60	0.55	—	—	—	—	6.54	9.18	[3,4]	1.20	[5]	1.20		(0.78)	29		144	[53]
12-31-2006	5.41	(0.05)[1]	0.63	0.58	—	—	—	—	5.99	10.72	[3]	1.23	[5]	1.23		(0.89)	34		45
12-31-2005	4.83	(0.05)[1]	0.63	0.58	—	—	—	—	5.41	12.01		1.27		1.27		(0.94)	43		78
12-31-2004	4.39	(0.04)[1]	0.48	0.44	—	—	—	—	4.83	10.02		1.27		1.27		(0.92)	40		121
12-31-2003	3.40	(0.03)[1]	1.02	0.99	—	—	—	—	4.39	29.12		1.29		1.29	[24]	(0.88)	42		133	[21]
SERIES NAV
12-31-2007	6.04	(0.03)[1]	0.60	0.57	—	—	—	—	6.61	9.44	[3,4]	0.95	[5]	0.95		(0.51)	1		144	[53]
12-31-2006	5.45	(0.04)[1]	0.63	0.59	—	—	—	—	6.04	10.83	[3]	0.98	[5]	0.98		(0.62)	1		45
12-31-2005[6]	4.64	(0.02)[1]	0.83	0.81	—	—	—	—	5.45	17.46	[7]	1.01	[8]	1.01	[8]	(0.67)[8]	—	[9]	78
Emerging Growth
SERIES I
12-31-2007	12.70	0.05 [1]	0.37	0.42	(0.01)	(3.48)	—	(3.49)	9.63	3.99	[2,3,4]	1.02	[5]	1.02		0.48	2		42
12-31-2006	17.72	(0.12)[1]	2.13	2.01	—	(7.03)	—	(7.03)	12.70	11.60	[2,3]	1.62	[5]	1.36		(0.85)	2		192
12-31-2005	16.46	(0.07)[1]	1.33	1.26	—	—	—	—	17.72	7.65		0.92		0.92		(0.42)	2		121
12-31-2004	15.75	(0.06)[1]	1.13	1.07	—	(0.36)	—	(0.36)	16.46	6.89	[2]	0.92		0.92		(0.43)	286		191
12-31-2003[25]	12.50	(0.09)[1]	3.95	3.86	(0.61)	—	—	(0.61)	15.75	30.84	[2,3,7]	2.54	[5,8]	1.35	[8]	(0.89)[8]	3		183	[7]
SERIES II
12-31-2007	12.55	0.02 [1]	0.37	0.39	—	(3.48)	—	(3.48)	9.46	3.74	[2,3,4]	1.22	[5]	1.22		0.13	9		42
12-31-2006	17.61	(0.14)[1]	2.11	1.97	—	(7.03)	—	(7.03)	12.55	11.38	[2,3]	1.59	[5]	1.53		(1.01)	13		192
12-31-2005	16.40	(0.12)[1]	1.33	1.21	—	—	—	—	17.61	7.38		1.24		1.24		(0.74)	9		121
12-31-2004	15.73	(0.11)[1]	1.14	1.03	—	(0.36)	—	(0.36)	16.40	6.64	[2]	1.20		1.20		(0.74)	15		191
12-31-2003[25]	12.50	(0.11)[1]	3.95	3.84	(0.61)	—	—	(0.61)	15.73	30.68	[2,3,7]	2.74	[5,8]	1.55	[8]	(1.08)[8]	6		183	[7]
SERIES NAV
12-31-2007	12.71	0.05 [1]	0.38	0.43	(0.02)	(3.48)	—	(3.50)	9.64	4.01	[2,3,4]	0.97	[5]	0.97		0.47	14		42
12-31-2006	17.73	(0.11)[1]	2.12	2.01	—	(7.03)	—	(7.03)	12.71	11.59	[2,3]	1.49	[5]	1.31		(0.81)	16		192
12-31-2005[25]	16.31	(0.05)[1]	1.47	1.42	—	—	—	—	17.73	8.71	[7]	0.95	[8]	0.95	[8]	(0.40)[8]	11		121
Emerging Markets Value
SERIES I
12-31-2007[26]	12.50	0.14 [1]	2.41	2.55	(0.09)	(0.32)	—	(0.41)	14.64	20.57	[2,3,7]	1.14	[5,8]	1.13	[8]	1.46 [8]	1		9	[7]
SERIES NAV
12-31-2007[26]	12.50	0.15 [1]	2.33	2.48	(0.10)	(0.32)	—	(0.42)	14.56	19.94	[2,3,7]	1.09	[5,8]	1.08	[8]	1.61 [8]	517		9	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Emerging Small Company
SERIES I
12-31-2007	29.42	(0.15)[1]		2.27	2.12	—	(7.04)	—	(7.04)	24.50	8.05	[2,3,4]	1.07	[5]	1.07		(0.54)	179		70
12-31-2006	30.20	(0.17)[1]		1.00	0.83	—	(1.61)	—	(1.61)	29.42	2.41	[2,3]	1.08	[5]	1.08		(0.57)	213		164
12-31-2005	28.75	(0.18)[1]		1.63	1.45	—	—	—	—	30.20	5.04		1.12		1.12		(0.63)	259		54
12-31-2004	25.78	(0.21)[1]		3.18	2.97	—	—	—	—	28.75	11.52		1.11		1.11		(0.76)	393		55
12-31-2003	18.45	(0.12)[1]		7.45	7.33	—	—	—	—	25.78	39.73		1.11		1.11		(0.58)	401		51
SERIES II
12-31-2007	29.17	(0.20)[1]		2.25	2.05	—	(7.04)	—	(7.04)	24.18	7.84	[2,3,4]	1.27	[5]	1.27		(0.74)	43		70
12-31-2006	30.02	(0.23)[1]		0.99	0.76	—	(1.61)	—	(1.61)	29.17	2.18	[2,3]	1.28	[5]	1.28		(0.77)	53		164
12-31-2005	28.63	(0.23)[1]		1.62	1.39	—	—	—	—	30.02	4.86		1.32		1.32		(0.83)	71		54
12-31-2004	25.72	(0.26)[1]		3.17	2.91	—	—	—	—	28.63	11.31		1.31		1.31		(0.98)	120		55
12-31-2003	18.44	(0.18)[1]		7.46	7.28	—	—	—	—	25.72	39.48		1.31		1.31		(0.82)	83		51
SERIES NAV
12-31-2007	29.46	(0.12)[1]		2.25	2.13	—	(7.04)	—	(7.04)	24.55	8.08	[2,3,4]	1.02	[5]	1.02		(0.44)	2		70
12-31-2006	30.23	(0.15)[1]		0.99	0.84	—	(1.61)	—	(1.61)	29.46	2.44	[2,3]	1.03	[5]	1.03		(0.50)	1		164
12-31-2005[11]	28.21	(0.15)[1]		2.17	2.02	—	—	—	—	30.23	7.16	[7]	1.03	[8]	1.03	[8]	(0.61)[8]	—	[9]	54
Equity-Income
SERIES I
12-31-2007	18.52	0.32	[1]	0.28	0.60	(0.54)	(2.11)	—	(2.65)	16.47	3.35	[2,3,4]	0.89	[5]	0.86		1.73	694		25
12-31-2006	16.87	0.27	[1]	2.75	3.02	(0.27)	(1.10)	—	(1.37)	18.52	19.02	[2,3,20]	0.89	[5]	0.87		1.60	830		16
12-31-2005	17.04	0.25	[1]	0.38	0.63	(0.21)	(0.59)	—	(0.80)	16.87	3.92	[2,3]	0.91	[5]	0.89		1.53	846		48	[21]
12-31-2004	15.22	0.24	[1]	1.96	2.20	(0.20)	(0.18)	—	(0.38)	17.04	14.81	[2,3]	0.91	[5]	0.88		1.53	1,364		21
12-31-2003	12.62	0.23	[1]	2.85	3.08	(0.22)	(0.26)	—	(0.48)	15.22	25.57	[2,3]	0.92	[5]	0.89		1.73	1,277		15
SERIES II
12-31-2007	18.44	0.28	[1]	0.29	0.57	(0.48)	(2.11)	—	(2.59)	16.42	3.16	[2,3,4]	1.09	[5]	1.06		1.54	278		25
12-31-2006	16.81	0.24	[1]	2.73	2.97	(0.24)	(1.10)	—	(1.34)	18.44	18.76	[2,3,20]	1.09	[5]	1.07		1.40	320		16
12-31-2005	16.96	0.22	[1]	0.38	0.60	(0.16)	(0.59)	—	(0.75)	16.81	3.72	[2,3]	1.11	[5]	1.08		1.35	304		48	[21]
12-31-2004	15.17	0.21	[1]	1.95	2.16	(0.19)	(0.18)	—	(0.37)	16.96	14.61	[2,3]	1.11	[5]	1.08		1.38	573		21
12-31-2003	12.61	0.21	[1]	2.84	3.05	(0.23)	(0.26)	—	(0.49)	15.17	25.40	[2,3]	1.12	[5]	1.09		1.55	314		15
SERIES NAV
12-31-2007	18.49	0.33	[1]	0.28	0.61	(0.56)	(2.11)	—	(2.67)	16.43	3.39	[2,3,4]	0.84	[5]	0.81		1.79	1,431		25
12-31-2006	16.85	0.28	[1]	2.74	3.02	(0.28)	(1.10)	—	(1.38)	18.49	19.05	[2,3,20]	0.84	[5]	0.82		1.65	1,290		16
12-31-2005[11]	17.11	0.23	[1]	0.34	0.57	(0.24)	(0.59)	—	(0.83)	16.85	3.57	[2,3,7]	0.86	[5,8]	0.83	[8]	1.64 [8]	1,189		48	[21]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Services
SERIES I
12-31-2007	18.78	0.13	[1]	(1.45)	(1.32)	(0.24)	(2.68)	—	(2.92)	14.54	(6.82)[2,3,4]		0.91	[5]	0.91		0.68		52	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.06)	— [10]	—	(0.06)	18.78	23.12	[2,3,20]	0.91	[5]	0.91		0.58		80	12
12-31-2005	14.00	0.07	[1]	1.29	1.36	(0.05)	—	—	(0.05)	15.31	9.78	[2,3]	1.01	[5]	0.99		0.47		54	51	[21]
12-31-2004	12.73	0.05	[1]	1.27	1.32	(0.05)	—	—	(0.05)	14.00	10.38	[2]	1.01		1.01		0.36		53	12
12-31-2003	9.55	0.06	[1]	3.14	3.20	(0.02)	—	—	(0.02)	12.73	33.58	[2]	1.05		1.05		0.58		52	25
SERIES II
12-31-2007	18.67	0.09	[1]	(1.43)	(1.34)	(0.17)	(2.68)	—	(2.85)	14.48	(6.93)[2,3,4]		1.11	[5]	1.11		0.49		43	12
12-31-2006	15.24	0.06	[1]	3.40	3.46	(0.03)	— [10]	—	(0.03)	18.67	22.77	[2,3,20]	1.11	[5]	1.11		0.38		62	12
12-31-2005	13.93	0.04	[1]	1.30	1.34	(0.03)	—	—	(0.03)	15.24	9.62	[2,3]	1.21	[5]	1.19		0.27		44	51	[21]
12-31-2004	12.69	0.02	[1]	1.26	1.28	(0.04)	—	—	(0.04)	13.93	10.09	[2]	1.21		1.21		0.17		43	12
12-31-2003	9.54	0.04	[1]	3.14	3.18	(0.03)	—	—	(0.03)	12.69	33.40	[2]	1.25		1.25		0.37		36	25
SERIES NAV
12-31-2007	18.77	0.14	[1]	(1.45)	(1.31)	(0.25)	(2.68)	—	(2.93)	14.53	(6.74)[2,3,4]		0.86	[5]	0.86		0.75		42	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.07)	— [10]	—	(0.07)	18.77	23.16	[2,3,20]	0.86	[5]	0.86		0.63		55	12
12-31-2005[6]	13.32	0.05	[1]	1.94	1.99	—	—	—	—	15.31	14.94	[3,7]	0.92	[5,8]	0.88	[8]	0.52	[8]	54	51	[21]
Franklin Templeton Founding Allocation
SERIES II
12-31-2007[19]	12.50	0.12	[1,12]	(0.50)	(0.38)	(0.07)	—	—	(0.07)	12.05	(3.08)[2,3,7]		0.33	[5,8,13]	0.28	[8,13,50]	1.47	[8,12]	1,139	2	[7]
Fundamental Value
SERIES I
12-31-2007	16.82	0.19	[1]	0.47	0.66	(0.28)	(0.70)	—	(0.98)	16.50	4.04	[2,3]	0.85	[5]	0.85		1.13		177	8
12-31-2006	15.32	0.13	[1]	2.01	2.14	(0.12)	(0.52)	—	(0.64)	16.82	14.51	[2,3]	0.86	[5]	0.86		0.86		204	18
12-31-2005	14.14	0.12	[1]	1.12	1.24	(0.06)	—	—	(0.06)	15.32	8.84	[2,3]	0.92	[5]	0.90		0.84		202	36
12-31-2004	12.71	0.10	[1]	1.39	1.49	(0.06)	—	—	(0.06)	14.14	11.80	[2]	0.94		0.94		0.74		429	6
12-31-2003	9.82	0.08	[1]	2.84	2.92	(0.03)	—	—	(0.03)	12.71	29.83	[2]	0.97		0.97		0.78		355	12
SERIES II
12-31-2007	16.74	0.16	[1]	0.47	0.63	(0.22)	(0.70)	—	(0.92)	16.45	3.87	[2,3]	1.05	[5]	1.05		0.92		445	8
12-31-2006	15.26	0.10	[1]	2.00	2.10	(0.10)	(0.52)	—	(0.62)	16.74	14.24	[2,3]	1.06	[5]	1.06		0.66		391	18
12-31-2005	14.07	0.09	[1]	1.13	1.22	(0.03)	—	—	(0.03)	15.26	8.70	[2,3]	1.12	[5]	1.10		0.63		270	36
12-31-2004	12.68	0.07	[1]	1.38	1.45	(0.06)	—	—	(0.06)	14.07	11.44	[2]	1.14		1.14		0.56		386	6
12-31-2003	9.82	0.06	[1]	2.83	2.89	(0.03)	—	—	(0.03)	12.68	29.57	[2]	1.17		1.17		0.59		203	12
SERIES NAV
12-31-2007	16.78	0.20	[1]	0.46	0.66	(0.29)	(0.70)	—	(0.99)	16.45	4.08	[2,3]	0.80	[3]	0.80		1.18		789	8
12-31-2006	15.29	0.14	[1]	2.01	2.15	(0.14)	(0.52)	—	(0.66)	16.78	14.56	[2,3]	0.81	[5]	0.81		0.91		612	18
12-31-2005[11]	14.37	0.13	[1]	0.89	1.02	(0.10)	—	—	(0.10)	15.29	7.14	[2,3,7]	0.85	[5,8]	0.82	[8]	1.08	[8]	482	36

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Global
SERIES I
12-31-2007	19.20	0.26	[1]	(0.02)	0.24	(0.45)	(1.08)	—	(1.53)	17.91	1.28	[2,3,4]	0.97	[5]	0.96		1.35		303		40
12-31-2006	16.17	0.27	[1]	2.99	3.26	(0.23)	—	—	(0.23)	19.20	20.32	[2,3]	1.01	[5]	0.99		1.58		359		27
12-31-2005	14.79	0.22	[1]	1.35	1.57	(0.19)	—	—	(0.19)	16.17	10.72	[2,3]	1.05	[5]	1.00		1.43		344		24
12-31-2004	13.11	0.18	[1]	1.73	1.91	(0.23)	—	—	(0.23)	14.79	14.75	[2,3]	1.05	[5]	1.00		1.36		358		39
12-31-2003	10.39	0.10	[1]	2.72	2.82	(0.10)	—	—	(0.10)	13.11	27.46	[2]	1.05		1.05		0.93		363		149
SERIES II
12-31-2007	19.10	0.25	[1]	(0.05)	0.20	(0.38)	(1.08)	—	(1.46)	17.84	1.09	[2,3,4]	1.17	[5]	1.16		1.27		65		40
12-31-2006	16.09	0.24	[1]	2.97	3.21	(0.20)	—	—	(0.20)	19.10	20.09	[2,3]	1.21	[5]	1.19		1.38		41		27
12-31-2005	14.73	0.18	[1]	1.35	1.53	(0.17)	—	—	(0.17)	16.09	10.50	[2,3]	1.25	[5]	1.19		1.21		36		24
12-31-2004	13.07	0.16	[1]	1.72	1.88	(0.22)	—	—	(0.22)	14.73	14.53	[2,3]	1.25	[5]	1.20		1.21		28		39
12-31-2003	10.39	0.08	[1]	2.71	2.79	(0.11)	—	—	(0.11)	13.07	27.23	[2]	1.25		1.25		0.68		20		149
SERIES NAV
12-31-2007	19.20	0.21	[1]	0.04 [14]	0.25	(0.47)	(1.08)	—	(1.55)	17.90	1.32	[2,3,4]	0.92	[5]	0.91		1.12		384		40
12-31-2006	16.17	0.27	[1]	3.00	3.27	(0.24)	—	—	(0.24)	19.20	20.42	[2,3]	0.96	[5]	0.96		1.56		2		27
12-31-2005[6]	14.36	0.11	[1]	1.70	1.81	—	—	—	—	16.17	12.60	[3,7]	0.97	[5,8]	0.91	[8]	0.99	[8]	—	[9]	24
Global Allocation
SERIES I
12-31-2007	12.78	0.23	[1]	0.39	0.62	(0.84)	(1.34)	—	(2.18)	11.22	5.13	[2,3,4]	1.01	[5]	1.01		1.82		87		94
12-31-2006	11.38	0.21	[1]	1.31	1.52	(0.12)	—	—	(0.12)	12.78	13.50	[2,3]	1.02	[5]	1.02		1.77		94		90
12-31-2005	10.82	0.16	[1]	0.50	0.66	(0.10)	—	—	(0.10)	11.38	6.20	[2]	1.09		1.09		1.44		80		129
12-31-2004	9.70	0.14	[1]	1.08	1.22	(0.10)	—	—	(0.10)	10.82	12.73	[2]	1.10		1.10		1.38		110		76
12-31-2003	7.71	0.06	[1]	1.97	2.03	(0.04)	—	—	(0.04)	9.70	26.43	[2]	1.22		1.22		0.74		64		147
SERIES II
12-31-2007	12.71	0.20	[1]	0.39	0.59	(0.80)	(1.34)	—	(2.14)	11.16	4.87	[2,3,4]	1.21	[5]	1.21		1.62		228		94
12-31-2006	11.32	0.19	[1]	1.30	1.49	(0.10)	—	—	(0.10)	12.71	13.28	[2,3]	1.22	[5]	1.22		1.57		199		90
12-31-2005	10.78	0.13	[1]	0.50	0.63	(0.09)	—	—	(0.09)	11.32	5.93	[2]	1.29		1.29		1.21		113		129
12-31-2004	9.68	0.11	[1]	1.09	1.20	(0.10)	—	—	(0.10)	10.78	12.52	[2]	1.30		1.30		1.12		93		76
12-31-2003	7.70	0.04	[1]	1.99	2.03	(0.05)	—	—	(0.05)	9.68	26.47	[2]	1.42		1.42		0.49		19		147
SERIES NAV
12-31-2007	12.76	0.23	[1]	0.38	0.61	(0.85)	(1.34)	—	(2.19)	11.18	5.06	[2,3,4]	0.98	[5]	0.98		1.84		15		94
12-31-2006	11.37	0.22	[1]	1.31	1.53	(0.14)	—	—	(0.14)	12.76	13.58	[2,3]	0.97	[5]	0.97		1.80		2		90
12-31-2005[11]	10.87	0.16	[1]	0.46	0.62	(0.12)	—	—	(0.12)	11.37	5.81	[2,7]	0.94	[8]	0.94	[8]	1.92	[8]	—	[9]	129
Global Real Estate
SERIES NAV
12-31-2007	15.26	0.21	[1]	(1.57)	(1.36)	(0.87)	(0.82)	(0.10)	(1.79)	12.11	(9.88)[2,3]		1.06	[5]	1.06		1.42		530		87
12-31-2006[27]	12.50	0.16	[1]	2.60	2.76	—	—	—	—	15.26	22.08	[3,7]	1.07	[5,8]	1.07	[8]	1.84	[8]	431		112	[7]
Growth & Income
SERIES NAV
12-31-2007	13.63	0.13	[1]	0.41	0.54	(0.24)	(1.26)	—	(1.50)	12.67	4.07	[2,3]	0.68	[5]	0.68		0.92		1,950		120
12-31-2006	12.90	0.13	[1]	1.42	1.55	(0.07)	(0.75)	—	(0.82)	13.63	12.72	[2,3,20]	0.68	[5]	0.68		1.00		2,111		75
12-31-2005[28]	12.39	0.11	[1]	0.98	1.09	(0.02)	(0.56)	—	(0.58)	12.90	8.98	[2]	0.78		0.78		0.72		2,180		101
12-31-2004[29]	11.29	0.13		1.10	1.23	(0.13)	—	—	(0.13)	12.39	10.96	[2]	0.76		0.76		1.10		2,196		71
12-31-2003[29,30]	9.22	0.10		2.12	2.22	(0.09)	—	(0.06)	(0.15)	11.29	24.35	[2]	0.73		0.73		1.00		2,128		92	[21]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences
SERIES I
12-31-2007	15.71	(0.08)[1]		2.67	2.59	—	(3.20)	—	(3.20)	15.10	17.67	[2,3,4]	1.19	[5]	1.14		(0.52)[52]	143	50
12-31-2006	15.97	(0.12)[1]		1.35	1.23	—	(1.49)	—	(1.49)	15.71	8.51	[2,3]	1.19	[5]	1.16		(0.77)	133	52
12-31-2005	15.44	(0.13)[1]		1.81	1.68	—	(1.15)	—	(1.15)	15.97	12.50	[2,3]	1.22	[5]	1.19		(0.89)	132	67	[21]
12-31-2004	13.39	(0.12)[1]		2.17	2.05	—	—	—	—	15.44	15.31	[3]	1.21	[5]	1.18		(0.84)	121	48
12-31-2003	9.83	(0.10)[1]		3.66	3.56	—	—	—	—	13.39	36.22	[3]	1.23	[5]	1.21		(0.82)	101	44
SERIES II
12-31-2007	15.56	(0.11)[1]		2.64	2.53	—	(3.20)	—	(3.20)	14.89	17.44	[2,3,4]	1.39	[5]	1.34		(0.72)[52]	81	50
12-31-2006	15.86	(0.15)[1]		1.34	1.19	—	(1.49)	—	(1.49)	15.56	8.30	[2,3]	1.39	[5]	1.36		(0.97)	81	52
12-31-2005	15.37	(0.16)[1]		1.80	1.64	—	(1.15)	—	(1.15)	15.86	12.28	[2,3]	1.42	[5]	1.39		(1.09)	85	67	[21]
12-31-2004	13.36	(0.15)[1]		2.16	2.01	—	—	—	—	15.37	15.04	[3]	1.41	[5]	1.38		(1.04)	78	48
12-31-2003	9.83	(0.12)[1]		3.65	3.53	—	—	—	—	13.36	35.91	[3]	1.43	[5]	1.41		(1.04)	54	44
SERIES NAV
12-31-2007	15.72	(0.08)[1]		2.68	2.60	—	(3.20)	—	(3.20)	15.12	17.73	[2,3,4]	1.14	[5]	1.09		(0.48)[52]	34	50
12-31-2006	15.98	(0.11)[1]		1.34	1.23	—	(1.49)	—	(1.49)	15.72	8.50	[2,3]	1.14	[5]	1.11		(0.72)	30	52
12-31-2005[6]	12.99	(0.08)[1]		3.07	2.99	—	—	—	—	15.98	23.02	[3,7]	1.12	[5,8]	1.12	[8]	(0.81)[8]	29	67	[21]
Income & Value
SERIES I
12-31-2007	12.11	0.25	[1]	(0.12)	0.13	(0.50)	(0.88)	—	(1.38)	10.86	1.11	[2,3,4]	0.91	[5]	0.91		2.02	399	56	[49]
12-31-2006	11.37	0.23	[1]	0.74	0.97	(0.23)	—	—	(0.23)	12.11	8.66	[2,3]	0.91	[5]	0.91		1.94	483	62
12-31-2005	10.99	0.18	[1]	0.38	0.56	(0.18)	—	—	(0.18)	11.37	5.22	[2]	0.90		0.90		1.70	525	54
12-31-2004	10.35	0.16	[1]	0.62	0.78	(0.14)	—	—	(0.14)	10.99	7.64	[2]	0.88	[31]	0.88	[31]	1.53	629	83	[21]
12-31-2003	8.36	0.13	[1]	2.04	2.17	(0.18)	—	—	(0.18)	10.35	26.48	[2]	0.87		0.87		1.45	522	91
SERIES II
12-31-2007	12.03	0.22	[1]	(0.12)	0.10	(0.45)	(0.88)	—	(1.33)	10.80	0.91	[2,3,4]	1.11	[5]	1.11		1.82	88	56	[49]
12-31-2006	11.30	0.20	[1]	0.74	0.94	(0.21)	—	—	(0.21)	12.03	8.42	[2,3]	1.11	[5]	1.11		1.74	102	62
12-31-2005	10.93	0.16	[1]	0.37	0.53	(0.16)	—	—	(0.16)	11.30	4.98	[2]	1.10		1.10		1.50	110	54
12-31-2004	10.31	0.14	[1]	0.62	0.76	(0.14)	—	—	(0.14)	10.93	7.42	[2]	1.08	[31]	1.08	[31]	1.32	126	83	[21]
12-31-2003	8.35	0.11	[1]	2.04	2.15	(0.19)	—	—	(0.19)	10.31	26.29	[2]	1.07		1.07		1.19	81	91
SERIES NAV
12-31-2007	12.12	0.25	[1]	(0.12)	0.13	(0.51)	(0.88)	—	(1.39)	10.86	1.12	[2,3,4]	0.86	[5]	0.86		2.07	2	56	[49]
12-31-2006	11.37	0.23	[1]	0.75	0.98	(0.23)	—	—	(0.23)	12.12	8.78	[2,3]	0.86	[5]	0.86		2.00	2	62
12-31-2005[6]	10.44	0.13	[1]	0.80	0.93	—	—	—	—	11.37	8.91	[7]	0.87	[8]	0.87	[8]	1.70 [8]	1	54

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
International Core
SERIES I
12-31-2007	15.16	0.32	[1]	1.33	1.65	(0.35)	(2.07)	—	(2.42)	14.39	11.49	[2,3,4]	1.07	[5]	1.07		2.07		129		39
12-31-2006	12.78	0.28	[1]	2.79	3.07	(0.08)	(0.61)	—	(0.69)	15.16	24.69	[2,3]	1.04	[5]	1.04		2.01		141		39
12-31-2005	11.11	0.12	[1]	1.64	1.76	(0.09)	—	—	(0.09)	12.78	15.94	[2]	1.19		1.19		1.03		134		147
12-31-2004	9.69	0.12	[1]	1.38	1.50	(0.08)	—	—	(0.08)	11.11	15.59	[2]	1.16		1.16		1.18		366		76
12-31-2003	7.48	0.08	[1]	2.17	2.25	(0.04)	—	—	(0.04)	9.69	30.27	[2]	1.17		1.17		1.07		289		159
SERIES II
12-31-2007	15.21	0.29	[1]	1.33	1.62	(0.30)	(2.07)	—	(2.37)	14.46	11.21	[2,3,4]	1.27	[5]	1.27		1.85		53		39
12-31-2006	12.82	0.24	[1]	2.82	3.06	(0.06)	(0.61)	—	(0.67)	15.21	24.54	[2,3]	1.24	[5]	1.24		1.76		46		39
12-31-2005	11.08	0.01	[1]	1.73	1.74	—	—	—	—	12.82	15.70		1.36		1.36		0.05		33		147
12-31-2004	9.68	0.10	[1]	1.38	1.48	(0.08)	—	—	(0.08)	11.08	15.35	[2]	1.36		1.36		0.99		253		76
12-31-2003	7.48	0.05	[1]	2.20	2.25	(0.05)	—	—	(0.05)	9.68	30.26	[2]	1.37		1.37		0.65		100		159
SERIES NAV
12-31-2007	15.14	0.32	[1]	1.34	1.66	(0.37)	(2.07)	—	(2.44)	14.36	11.54	[2,3,4]	1.02	[5]	1.02		2.06		1,487		39
12-31-2006	12.76	0.27	[1]	2.80	3.07	(0.08)	(0.61)	—	(0.69)	15.14	24.73	[2,3]	0.99	[5]	0.99		1.95		1,160		39
12-31-2005[11]	11.44	0.17	[1]	1.27	1.44	(0.12)	—	—	(0.12)	12.76	12.78	[2,7]	1.19	[8]	1.19	[8]	1.72	[8]	702		147
International Opportunities
SERIES I
12-31-2007	18.15	0.23	[1]	3.10	3.33	(0.29)	(3.53)	—	(3.82)	17.66	20.10	[2,3]	1.04	[5]	1.04		1.22		10		122
12-31-2006	15.53	0.12	[1]	3.47	3.59	(0.10)	(0.87)	—	(0.97)	18.15	23.83	[2,3]	1.07	[5]	1.07		0.74		6		102
12-31-2005[32]	12.50	0.02	[1]	3.01	3.03	—	—	—	—	15.53	24.24	[7]	1.19	[8]	1.19	[8]	0.22	[8]	—	[9]	101	[7]
SERIES II
12-31-2007	18.17	0.23	[1]	3.05	3.28	(0.23)	(3.53)	—	(3.76)	17.69	19.77	[2,3]	1.24	[5]	1.24		1.24		84		122
12-31-2006	15.51	0.07	[1]	3.53	3.60	(0.07)	(0.87)	—	(0.94)	18.17	23.90	[2,3]	1.25	[5]	1.25		0.43		44		102
12-31-2005[32]	12.50	0.03	[1]	2.98	3.01	—	—	—	—	15.51	24.08	[7]	1.42	[8]	1.42	[8]	0.25	[8]	13		101	[7]
SERIES NAV
12-31-2007	18.17	0.26	[1]	3.07	3.33	(0.31)	(3.53)	—	(3.84)	17.66	20.10	[2,3]	0.99	[5]	0.99		1.43		870		122
12-31-2006	15.54	0.11	[1]	3.50	3.61	(0.11)	(0.87)	—	(0.98)	18.17	23.96	[2,3]	1.00	[5]	1.00		0.66		666		102
12-31-2005[32]	12.50	0.14	[1]	2.90	3.04	—	—	—	—	15.54	24.32	[7]	1.11	[8]	1.11	[8]	1.48	[8]	332		101	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Small Cap
SERIES I
12-31-2007	24.30	0.27	[1]	2.10	2.37	(0.71)	(7.17)	—	(7.88)	18.79	10.18	[2,3,4]	1.17	[5]	1.17		1.13		144	24
12-31-2006	19.29	0.31	[1]	4.93	5.24	(0.23)	—	—	(0.23)	24.30	27.34	[2,3]	1.16	[5]	1.16		1.45		156	41
12-31-2005	17.63	0.23	[1]	1.59	1.82	(0.16)	—	—	(0.16)	19.29	10.39	[2]	1.22		1.22		1.31		139	47
12-31-2004	14.56	0.22	[1]	2.87	3.09	(0.02)	—	—	(0.02)	17.63	21.23	[2]	1.24		1.24		1.44		309	32
12-31-2003	9.41	0.08	[1]	5.07	5.15	—	—	—	—	14.56	54.73		1.32		1.32		0.66		246	140
SERIES II
12-31-2007	24.35	0.21	[1]	2.11	2.32	(0.63)	(7.17)	—	(7.80)	18.87	9.90	[2,3,4]	1.37	[5]	1.37		0.90		71	24
12-31-2006	19.31	0.27	[1]	4.97	5.24	(0.20)	—	—	(0.20)	24.35	27.29	[2,3]	1.36	[5]	1.36		1.28		59	41
12-31-2005	17.58	0.15	[1]	1.62	1.77	(0.04)	—	—	(0.04)	19.31	10.10	[2]	1.41		1.41		0.83		47	47
12-31-2004	14.54	0.17	[1]	2.89	3.06	(0.02)	—	—	(0.02)	17.58	21.03	[2]	1.44		1.44		1.10		187	32
12-31-2003	9.41	0.05	[1]	5.08	5.13	—	—	—	—	14.54	54.42		1.52		1.52		0.41		74	140
SERIES NAV
12-31-2007	24.26	0.28	[1]	2.09	2.37	(0.73)	(7.17)	—	(7.90)	18.73	10.20	[2,3,4]	1.12	[5]	1.12		1.18		403	24
12-31-2006	19.25	0.30	[1]	4.95	5.25	(0.24)	—	—	(0.24)	24.26	27.46	[2,3]	1.11	[5]	1.11		1.38		413	41
12-31-2005[11]	18.52	0.23	[1]	0.70	0.93	(0.20)	—	—	(0.20)	19.25	5.11	[2,7]	1.16	[8]	1.16	[8]	1.52	[8]	381	47
International Small Company
SERIES NAV
12-31-2007	13.24	0.15	[1]	0.52	0.67	(0.22)	(1.51)	—	(1.73)	12.18	5.43	[2,3]	1.11	[5]	1.10		1.08		227	29
12-31-2006[27]	12.50	0.08	[1]	0.66	0.74	—	—	—	—	13.24	5.92	[3,7]	1.12	[5,8]	1.12	[8]	0.96	[8]	235	51	[7]
International Value
SERIES I
12-31-2007	19.38	0.43	[1]	1.26	1.69	(0.84)	(3.09)	—	(3.93)	17.14	9.53	[2,3,4]	1.02	[5]	1.00		2.32		387	24
12-31-2006	15.99	0.46	[1]	4.05	4.51	(0.33)	(0.79)	—	(1.12)	19.38	29.59	[2,3]	0.98	[5]	0.97		2.67		453	38
12-31-2005	14.80	0.33	[1]	1.20	1.53	(0.15)	(0.19)	—	(0.34)	15.99	10.54	[2,3]	1.06	[5]	1.02		2.23		404	76	[21]
12-31-2004	12.33	0.21	[1]	2.42	2.63	(0.16)	—	—	(0.16)	14.80	21.54	[2,3]	1.07	[5]	1.00		1.64		462	29
12-31-2003	8.60	0.21	[1]	3.60	3.81	(0.08)	—	—	(0.08)	12.33	44.86	[2,3]	1.13	[5]	1.12		2.18		267	51
SERIES II
12-31-2007	19.30	0.39	[1]	1.26	1.65	(0.77)	(3.09)	—	(3.86)	17.09	9.36	[2,3,4]	1.22	[5]	1.20		2.12		259	24
12-31-2006	15.94	0.42	[1]	4.03	4.45	(0.30)	(0.79)	—	(1.09)	19.30	29.27	[2,3]	1.18	[5]	1.17		2.46		252	38
12-31-2005	14.74	0.27	[1]	1.22	1.49	(0.10)	(0.19)	—	(0.29)	15.94	10.31	[2,3]	1.26	[5]	1.22		1.80		213	76	[21]
12-31-2004	12.29	0.19	[1]	2.41	2.60	(0.15)	—	—	(0.15)	14.74	21.37	[2,3]	1.27	[5]	1.20		1.50		371	29
12-31-2003	8.60	0.18	[1]	3.60	3.78	(0.09)	—	—	(0.09)	12.29	44.52	[2,3]	1.33	[5]	1.32		1.78		138	51
SERIES NAV
12-31-2007	19.31	0.43	[1]	1.26	1.69	(0.85)	(3.09)	—	(3.94)	17.06	9.61	[2,3,4]	0.97	[5]	0.95		2.32		1,103	24
12-31-2006	15.94	0.46	[1]	4.04	4.50	(0.34)	(0.79)	—	(1.13)	19.31	29.61	[2,3]	0.93	[5]	0.92		2.67		921	38
12-31-2005[11]	15.29	0.34	[1]	0.68	1.02	(0.18)	(0.19)	—	(0.37)	15.94	6.87	[2,3,7]	1.01	[5,8]	0.97	[8]	2.65	[8]	682	76	[21]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Large Cap
SERIES I
12-31-2007	15.74	0.17	[1]	0.05 [14]	0.22	(0.20)	(1.32)	—	(1.52)	14.44	1.40	[2,3,4]	0.80	[5]	0.79		1.08		295		43	[21]
12-31-2006	14.13	0.16	[1]	1.82	1.98	(0.03)	(0.34)	—	(0.37)	15.74	14.36	[2,3]	0.85	[5]	0.85		1.14		1		31
12-31-2005[32]	12.50	0.05	[1]	1.58	1.63	—	—	—	—	14.13	13.04	[7]	1.15	[8]	1.15	[8]	0.58	[8]	—	[9]	46	[7]
SERIES II
12-31-2007	15.66	0.14	[1]	0.06 [14]	0.20	(0.14)	(1.32)	—	(1.46)	14.40	1.27	[2,3,4]	1.00	[5]	1.00		0.88		20		43	[21]
12-31-2006	14.09	0.12	[1]	1.83	1.95	(0.04)	(0.34)	—	(0.38)	15.66	14.15	[2,3]	1.08	[5]	1.08		0.80		2		31
12-31-2005[32]	12.50	0.05	[1]	1.54	1.59	—	—	—	—	14.09	12.72	[7]	1.11	[8]	1.11	[8]	0.53	[8]	1		46	[7]
SERIES NAV
12-31-2007	15.70	0.17	[1]	0.07 [14]	0.24	(0.21)	(1.32)	—	(1.53)	14.41	1.53	[2,3,4]	0.78	[5]	0.77		1.09		370		43	[21]
12-31-2006	14.12	0.15	[1]	1.83	1.98	(0.06)	(0.34)	—	(0.40)	15.70	14.38	[2,3]	0.83	[5]	0.83		1.03		209		31
12-31-2005[32]	12.50	0.07	[1]	1.55	1.62	—	—	—	—	14.12	12.96	[7]	0.94	[8]	0.94	[8]	0.75	[8]	125		46	[7]
Large Cap Value
SERIES I
12-31-2007	23.07	0.21	[1]	0.79	1.00	(0.23)	(1.47)	—	(1.70)	22.37	4.38	[2,3,4]	0.90	[5]	0.90		0.87		75		67
12-31-2006	21.70	0.20	[1]	3.08	3.28	(0.10)	(1.81)	—	(1.91)	23.07	15.93	[2,3]	0.96	[5]	0.96		0.90		87		61	[21]
12-31-2005	18.79	0.10	[1]	2.81	2.91	—	—	—	—	21.70	15.49		0.97		0.97		0.50		10		105
12-31-2004	15.66	0.20	[1]	3.19	3.39	(0.12)	(0.14)	—	(0.26)	18.79	21.80	[2]	1.03		1.03		1.22		71		109
12-31-2003[25]	12.50	—	[1,10]	3.46	3.46	(0.30)	—	—	(0.30)	15.66	27.65	[2,3,7]	2.86	[5,8]	1.40	[8]	(0.02)[8]		6		105	[7]
SERIES II
12-31-2007	22.96	0.16	[1]	0.80	0.96	(0.16)	(1.47)	—	(1.63)	22.29	4.18	[2,3,4]	1.10	[5]	1.10		0.68		48		67
12-31-2006	21.60	0.11	[1]	3.12	3.23	(0.06)	(1.81)	—	(1.87)	22.96	15.75	[2,3]	1.14	[5]	1.14		0.52		63		61	[21]
12-31-2005	18.74	0.08	[1]	2.78	2.86	—	—	—	—	21.60	15.26		1.18		1.18		0.39		90		105
12-31-2004	15.64	0.17	[1]	3.18	3.35	(0.11)	(0.14)	—	(0.25)	18.74	21.53	[2]	1.23		1.23		1.00		102		109
12-31-2003[25]	12.50	(0.03)[1]		3.47	3.44	(0.30)	—	—	(0.30)	15.64	27.49	[2,3,7]	3.06	[5,8]	1.60	[8]	(0.27)[8]		8		105	[7]
SERIES NAV
12-31-2007	23.09	0.22	[1]	0.80	1.02	(0.26)	(1.47)	—	(1.73)	22.38	4.45	[2,3,4]	0.85	[5]	0.85		0.93		506		67
12-31-2006	21.71	0.19	[1]	3.11	3.30	(0.11)	(1.81)	—	(1.92)	23.09	16.03	[2,3]	0.89	[5]	0.89		0.86		386		61	[21]
12-31-2005[25]	19.80	0.10	[1]	1.81	1.91	—	—	—	—	21.71	9.65	[2,7]	0.91	[8]	0.91	[8]	0.56	[8]	146		105
Managed
SERIES NAV
12-31-2007	13.42	0.38	[1]	(0.12)	0.26	(0.73)	(0.27)	—	(1.00)	12.68	1.95	[2,3]	0.71	[5]	0.71		2.83		1,405		75
12-31-2006	13.59	0.32	[1]	0.62	0.94	(0.20)	(0.91)	—	(1.11)	13.42	7.48	[2,3]	0.72	[5]	0.72		2.43		1,623		74
12-31-2005[33]	13.58	0.26	[1]	0.11	0.37	(0.08)	(0.28)	—	(0.36)	13.59	2.71	[2]	0.77		0.77		1.88		1,901		255
12-31-2004[29]	12.80	0.23		0.80	1.03	(0.25)	—	—	(0.25)	13.58	8.18	[2]	0.77		0.77		1.87		2,079		234
12-31-2003[29,30]	11.15	0.21		1.89	2.10	(0.39)	—	(0.06)	(0.45)	12.80	19.00	[2]	0.74		0.74		1.75		2,071		216
Mid Cap Intersection
SERIES I
12-31-2007[34]	12.50	—	[1]	(0.86)	(0.86)	—	—	—	—	11.64	(6.88)[3]		0.98	[5,8]	0.98	[8]	—	[8]	—	[9]	87	[7]
SERIES II
12-31-2007[34]	12.50	(0.02)[1]		(0.86)	(0.88)	—	—	—	—	11.62	(7.04)[3]		1.18	[5,8]	1.18	[8]	(0.24)[8]		2		87	[7]
SERIES NAV
12-31-2007[34]	12.50	—	[1]	(0.86)	(0.86)	— [10]	—	—	—	11.64	(6.87)[2,3]		0.93	[5,8]	0.93	[8]	0.03	[8]	304		87	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations					Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock
SERIES I
12-31-2007	16.97	(0.03)[1]		3.63		3.60	—	(4.59)	—	(4.59)	15.98	23.57	[2,3,4]	0.94	[5]	0.93		(0.20)	355	133
12-31-2006	15.57	—	[1,10]	2.07		2.07	—	(0.67)	—	(0.67)	16.97	13.55	[2,3,20]	0.93	[5]	0.93		— [35]	361	123
12-31-2005	14.13	(0.04)[1]		1.99		1.95	—	(0.51)	—	(0.51)	15.57	14.57	[2]	0.97		0.97		(0.31)	383	196	[21]
12-31-2004	11.87	(0.05)[1]		2.31		2.26	—	—	—	—	14.13	19.04		0.96		0.96		(0.43)	349	128
12-31-2003	8.34	(0.05)[1]		3.58		3.53	—	—	—	—	11.87	42.33		0.99		0.99		(0.55)	260	132
SERIES II
12-31-2007	16.82	(0.07)[1]		3.60		3.53	—	(4.59)	—	(4.59)	15.76	23.35	[2,3,4]	1.14	[5]	1.13		(0.40)	206	133
12-31-2006	15.47	(0.03)[1]		2.05		2.02	—	(0.67)	—	(0.67)	16.82	13.31	[2,3,20]	1.13	[5]	1.13		(0.18)	183	123
12-31-2005	14.06	(0.07)[1]		1.99		1.92	—	(0.51)	—	(0.51)	15.47	14.42	[2]	1.17		1.17		(0.52)	178	196	[21]
12-31-2004	11.84	(0.07)[1]		2.29		2.22	—	—	—	—	14.06	18.75		1.16		1.16		(0.58)	226	128
12-31-2003	8.34	(0.08)[1]		3.58		3.50	—	—	—	—	11.84	41.97		1.19		1.19		(0.75)	116	132
SERIES NAV
12-31-2007	17.01	(0.02)[1]		3.63		3.61	— [10]	(4.59)	—	(4.59)	16.03	23.59	[2,3,4]	0.89	[5]	0.88		(0.13)	702	133
12-31-2006	15.59	0.02	[1]	2.07		2.09	—	(0.67)	—	(0.67)	17.01	13.66	[2,3,20]	0.88	[5]	0.88		0.09	473	123
12-31-2005[11]	13.50	(0.02)[1]		2.62		2.60	—	(0.51)	—	(0.51)	15.59	20.07	[2,7]	0.91	[8]	0.91	[8]	(0.21)[8]	399	196	[21]
Mid Cap Value
SERIES I
12-31-2007	17.56	0.10	[1]	0.17	[14]	0.27	(0.19)	(4.81)	—	(5.00)	12.83	0.70	[2,3,4]	0.95	[5]	0.95		0.59	191	50
12-31-2006	18.83	0.10	[1]	1.88		1.98	(0.13)	(3.12)	—	(3.25)	17.56	12.27	[2,3]	0.95	[5]	0.95		0.62	264	22
12-31-2005	18.14	0.11	[1]	1.28		1.39	(0.08)	(0.62)	—	(0.70)	18.83	8.00	[2]	0.96		0.96		0.61	295	35
12-31-2004	14.65	0.10	[1]	3.47		3.57	(0.08)	—	—	(0.08)	18.14	24.46	[2]	0.97		0.97		0.61	399	19
12-31-2003	11.74	0.09	[1]	2.87		2.96	(0.05)	—	—	(0.05)	14.65	25.36	[2]	0.99		0.99		0.76	283	34
SERIES II
12-31-2007	17.48	0.06	[1]	0.18	[14]	0.24	(0.13)	(4.81)	—	(4.94)	12.78	0.50	[2,3,4]	1.15	[5]	1.15		0.39	163	50
12-31-2006	18.76	0.07	[1]	1.87		1.94	(0.10)	(3.12)	—	(3.22)	17.48	12.03	[2,3]	1.15	[5]	1.15		0.42	216	22
12-31-2005	18.08	0.07	[1]	1.28		1.35	(0.05)	(0.62)	—	(0.67)	18.76	7.76	[2]	1.16		1.16		0.41	244	35
12-31-2004	14.62	0.07	[1]	3.46		3.53	(0.07)	—	—	(0.07)	18.08	24.22	[2]	1.17		1.17		0.42	296	19
12-31-2003	11.74	0.07	[1]	2.86		2.93	(0.05)	—	—	(0.05)	14.62	25.14	[2]	1.19		1.19		0.54	171	34
SERIES NAV
12-31-2007	17.55	0.12	[1]	0.16	[14]	0.28	(0.21)	(4.81)	—	(5.02)	12.81	0.72	[2,3,4]	0.90	[5]	0.90		0.75	164	50
12-31-2006	18.83	0.11	[1]	1.87		1.98	(0.14)	(3.12)	—	(3.26)	17.55	12.30	[2,3]	0.90	[5]	0.90		0.59	25	22
12-31-2005[11]	18.08	0.10	[1]	1.38		1.48	(0.11)	(0.62)	—	(0.73)	18.83	8.51	[2,7]	0.89	[8]	0.89	[8]	0.68 [8]	83	35
Mid Cap Value Equity
SERIES NAV
12-31-2007	13.07	0.15	[1]	1.25		1.40	(0.18)	(0.38)	—	(0.56)	13.91	10.72	[2,3]	0.92	[5]	0.92		1.03	146	30
12-31-2006[27]	12.50	0.09	[1]	0.48		0.57	—	—	—	—	13.07	4.56	[3,7]	0.99	[5,8]	0.99	[8]	1.07 [8]	112	25	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Value
SERIES I
12-31-2007	13.67	0.22	[1]	(0.11)	0.11	(0.28)	(2.81)	—	(3.09)	10.69	0.51	[2,3]	1.09	[5]	1.04		1.70	[52]	11	69
12-31-2006	12.36	0.09	[1]	2.27	2.36	(0.03)	(1.02)	—	(1.05)	13.67	20.31	[2,3]	1.10	[5]	1.06		0.72		6	59
12-31-2005[36]	11.05	0.06	[1]	1.42	1.48	—	(0.17)	—	(0.17)	12.36	13.49	[2,3,7]	1.19	[5,8]	1.17	[8]	0.66	[8]	1	47
SERIES II
12-31-2007	13.64	0.21	[1]	(0.12)	0.09	(0.24)	(2.81)	—	(3.05)	10.68	0.31	[2,3]	1.29	[5]	1.24		1.60	[52]	16	69
12-31-2006	12.34	0.06	[1]	2.27	2.33	(0.01)	(1.02)	—	(1.03)	13.64	20.05	[2,3]	1.30	[5]	1.27		0.49		17	59
12-31-2005[36]	11.05	0.03	[1]	1.43	1.46	—	(0.17)	—	(0.17)	12.34	13.30	[2,3,7]	1.37	[5,8]	1.35	[8]	0.38	[8]	5	47
SERIES NAV
12-31-2007	13.65	0.24	[1]	(0.11)	0.13	(0.30)	(2.81)	—	(3.11)	10.67	0.60	[2,3]	1.04	[5]	0.99		1.87	[52]	159	69
12-31-2006	12.35	0.09	[1]	2.27	2.36	(0.04)	(1.02)	—	(1.06)	13.65	20.34	[2,3]	1.06	[5]	1.03		0.70		167	59
12-31-2005[37]	11.67	0.05	[1]	0.81	0.86	(0.01)	(0.17)	—	(0.18)	12.35	7.39	[2,3]	1.10	[5]	1.08		0.40		162	47
12-31-2004[29]	10.98	0.06		1.97	2.03	(0.04)	(1.30)	—	(1.34)	11.67	18.74	[2,3]	1.22	[5]	1.15		0.50		179	196	[21]
12-31-2003[29,39]	8.28	0.04		3.69	3.73	(0.37)	(0.50)	(0.16)	(1.03)	10.98	45.15	[2,3]	1.19	[5]	1.15		0.45		94	125
Mutual Shares
SERIES NAV
12-31-2007[40]	12.50	0.12	[1]	(0.67)	(0.55)	—	—	—	—	11.95	(4.40)[3,7]		1.22	[5,8]	1.06	[8]	1.52	[8]	379	48	[7]
Natural Resources
SERIES I
12-31-2007	31.83	0.17	[1]	11.67	11.84	(0.42)	(14.44)	—	(14.86)	28.81	40.68	[2,3,4]	1.13	[5]	1.13		0.47		35	35
12-31-2006	31.50	0.32	[1]	6.47	6.79	(0.19)	(6.27)	—	(6.46)	31.83	22.30	[2,3]	1.11	[5]	1.11		1.02		19	28
12-31-2005	21.96	0.13	[1]	9.97	10.10	—	(0.56)	—	(0.56)	31.50	46.77	[2]	1.11		1.11		0.52		15	38
12-31-2004	18.00	0.12	[1]	4.19	4.31	(0.02)	(0.33)	—	(0.35)	21.96	24.32	[2]	1.13		1.13		0.63		226	20
12-31-2003[25]	12.50	0.05	[1]	5.45	5.50	—	—	—	—	18.00	44.00	[7]	1.21	[8]	1.21	[8]	0.54	[8]	90	23	[7]
SERIES II
12-31-2007	31.59	0.09	[1]	11.60	11.69	(0.30)	(14.44)	—	(14.74)	28.54	40.44	[2,3,4]	1.33	[5]	1.33		0.27		302	35
12-31-2006	31.32	0.26	[1]	6.42	6.68	(0.14)	(6.27)	—	(6.41)	31.59	22.03	[2,3]	1.31	[5]	1.31		0.83		237	28
12-31-2005	21.89	0.10	[1]	9.89	9.99	—	(0.56)	—	(0.56)	31.32	46.42	[2]	1.32		1.32		0.39		204	38
12-31-2004	17.98	0.08	[1]	4.17	4.25	(0.01)	(0.34)	—	(0.34)	21.89	24.05	[2]	1.33		1.33		0.41		318	20
12-31-2003[25]	12.50	0.02	[1]	5.46	5.48	—	—	—	—	17.98	43.84	[7]	1.41	[8]	1.41	[8]	0.23	[8]	75	23	[7]
SERIES NAV
12-31-2007	31.70	0.19	[1]	11.63	11.82	(0.45)	(14.44)	—	(14.89)	28.63	40.81	[2,3,4]	1.08	[5]	1.08		0.54		808	35
12-31-2006	31.40	0.31	[1]	6.46	6.77	(0.20)	(6.27)	—	(6.47)	31.70	22.31	[2,3]	1.06	[5]	1.06		1.02		826	28
12-31-2005[25]	25.42	0.17	[1]	6.46	6.63	(0.09)	(0.56)	—	(0.65)	31.40	26.89	[2,7]	1.06	[8]	1.06	[8]	0.75	[8]	496	38

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)		Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Overseas Equity
SERIES I
12-31-2007	14.47	0.18	[1]	1.55	1.73	(0.35)	(1.80)	—		(2.15)	14.05	12.55	[2,3]	1.16	[5]	1.16		1.17	6		69
12-31-2006	12.57	0.17	[1]	2.26	2.43	(0.08)	(0.45)	—		(0.53)	14.47	19.80	[2,3,41]	1.18	[5]	1.18		1.27	4		32
12-31-2005[36]	10.47	(0.01)[1]		2.37	2.36	—	(0.26)	—		(0.26)	12.57	22.75	[2,7]	1.69	[8]	1.69	[8]	(0.13)[8]	—	[9]	34
SERIES II
12-31-2007	14.40	0.15	[1]	1.53	1.68	(0.30)	(1.80)	—		(2.10)	13.98	12.21	[2,3]	1.36	[5]	1.36		1.00	8		69
12-31-2006	12.51	0.16	[1]	2.24	2.40	(0.06)	(0.45)	—		(0.51)	14.40	19.64	[2,3,41]	1.40	[5]	1.40		1.23	8		32
12-31-2005[36]	10.47	(0.02)[1]		2.32	2.30	—	(0.26)	—		(0.26)	12.51	22.17	[2,7]	1.87	[8]	1.87	[8]	(0.24)[8]	5		34
SERIES NAV
12-31-2007	14.36	0.19	[1]	1.52	1.71	(0.36)	(1.80)	—		(2.16)	13.91	12.53	[2,3]	1.11	[5]	1.11		1.24	579		69
12-31-2006	12.51	0.19	[1]	2.23	2.42	(0.12)	(0.45)	—		(0.57)	14.36	19.86	[2,3,41]	1.13	[5]	1.13		1.44	511		32
12-31-2005[42]	10.87	0.14	[1]	1.82	1.96	(0.06)	(0.26)	—		(0.32)	12.51	18.31	[2]	1.33		1.33		1.22	244		34
12-31-2004[29]	9.85	0.07		1.01	1.08	(0.06)	—	—		(0.06)	10.87	11.02	[2,3]	1.64	[5]	1.53		0.24	245		103	[21]
12-31-2003[29,30]	7.56	0.08		2.34	2.42	(0.13)	—	—	[10]	(0.13)	9.85	32.36	[2,3]	1.44	[5]	1.23		0.95	126		41
Pacific Rim
SERIES I
12-31-2007	13.04	0.12	[1]	0.95	1.07	(0.24)	(3.41)	—		(3.65)	10.46	9.14	[2,3]	1.12	[5]	1.11		0.93	114		89
12-31-2006	11.84	0.10	[1]	1.21	1.31	(0.11)	—	—		(0.11)	13.04	11.05	[2,3]	1.06	[5]	1.06		0.80	124		46
12-31-2005	9.50	0.11	[1]	2.31	2.42	(0.08)	—	—		(0.08)	11.84	25.75	[2]	1.09		1.09		1.12	118		26
12-31-2004	8.14	0.05	[1]	1.35	1.40	(0.04)	—	—		(0.04)	9.50	17.19	[2]	1.13		1.13		0.52	80		43
12-31-2003	5.81	0.05	[1]	2.29	2.34	(0.01)	—	—		(0.01)	8.14	40.37	[2]	1.28		1.28		0.80	67		57
SERIES II
12-31-2007	12.99	0.09	[1]	0.96	1.05	(0.20)	(3.41)	—		(3.61)	10.43	8.95	[2,3]	1.32	[5]	1.31		0.71	44		89
12-31-2006	11.79	0.07	[1]	1.22	1.29	(0.09)	—	—		(0.09)	12.99	10.92	[2,3]	1.26	[5]	1.26		0.60	44		46
12-31-2005	9.47	0.09	[1]	2.30	2.39	(0.07)	—	—		(0.07)	11.79	25.42	[2]	1.29		1.29		0.87	51		26
12-31-2004	8.12	0.03	[1]	1.36	1.39	(0.04)	—	—		(0.04)	9.47	17.09	[2]	1.33		1.33		0.31	28		43
12-31-2003	5.81	0.03	[1]	2.30	2.33	(0.02)	—	—		(0.02)	8.12	40.17	[2]	1.48		1.48		0.38	20		57
SERIES NAV
12-31-2007	13.10	0.13	[1]	0.97	1.10	(0.26)	(3.41)	—		(3.67)	10.53	9.29	[2,3]	1.07	[5]	1.06		0.97	9		89
12-31-2006	11.88	0.11	[1]	1.22	1.33	(0.11)	—	—		(0.11)	13.10	11.21	[2,3]	1.01	[5]	1.01		0.89	7		46
12-31-2005[6]	9.36	0.06	[1]	2.46	2.52	—	—	—		—	11.88	26.92	[7]	1.05	[8]	1.05	[8]	0.82 [8]	6		26

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Quantitative All Cap
SERIES I
12-31-2007	17.36	0.22	[1]	0.41	0.63	(0.21)	(2.43)	—	(2.64)	15.35	3.78	[2,3,4]	0.80	[5]	0.80		1.26	271		159
12-31-2006	16.55	0.15	[1]	2.28	2.43	(0.17)	(1.45)	—	(1.62)	17.36	15.17	[2,3]	0.81	[5]	0.81		0.91	301		141
12-31-2005	16.64	0.13	[1]	1.27	1.40	(0.14)	(1.35)	—	(1.49)	16.55	8.58	[2]	0.82		0.82		0.77	300		133
12-31-2004	15.05	0.16	[1]	2.02	2.18	(0.11)	(0.48)	—	(0.59)	16.64	14.91	[2]	0.81		0.81		1.05	327		158
12-31-2003[43]	12.50	0.02	[1]	3.04	3.06	(0.51)	—	—	(0.51)	15.05	24.49	[2,3,7]	2.59	[5,8]	1.30	[8]	0.18 [8]	2		96	[7]
SERIES II
12-31-2007	17.33	0.17	[1]	0.42	0.59	(0.17)	(2.43)	—	(2.60)	15.32	3.57	[2,3,4]	1.00	[5]	1.00		0.97	132		159
12-31-2006	16.53	0.12	[1]	2.26	2.38	(0.13)	(1.45)	—	(1.58)	17.33	14.91	[2,3]	1.01	[5]	1.01		0.71	6		141
12-31-2005	16.63	0.10	[1]	1.27	1.37	(0.12)	(1.35)	—	(1.47)	16.53	8.36	[2]	1.02		1.02		0.58	6		133
12-31-2004	15.05	0.09	[1]	2.06	2.15	(0.09)	(0.48)	—	(0.57)	16.63	14.67	[2]	1.13		1.13		0.60	5		158
12-31-2003[43]	12.50	—	[1,10]	3.05	3.05	(0.50)	—	—	(0.50)	15.05	24.38	[2,3,7]	2.81	[5,8]	1.50	[8]	(0.02)[8]	3		96	[7]
SERIES NAV
12-31-2007	17.41	0.24	[1]	0.41	0.65	(0.22)	(2.43)	—	(2.65)	15.41	3.88	[2,3,4]	0.75	[5]	0.75		1.35	1		159
12-31-2006	16.59	0.16	[1]	2.29	2.45	(0.18)	(1.45)	—	(1.63)	17.41	15.24	[2,3]	0.76	[5]	0.76		0.92	—	[9]	141
12-31-2005[43]	15.38	0.11	[1]	2.26	2.37	(0.16)	(1.00)	—	(1.16)	16.59	15.35	[2,7]	0.78	[8]	0.78	[8]	0.78 [8]	—	[9]	133
Quantitative Mid Cap
SERIES I
12-31-2007	10.80	0.04	[1]	(0.22)	(0.18)	(0.05)	(2.00)	—	(2.05)	8.57	(2.08)[2,3,4]		0.94	[5]	0.93		0.41	9		228
12-31-2006	14.68	0.01	[1]	0.64	0.65	—	(4.53)	—	(4.53)	10.80	4.09	[2,3]	0.92	[5]	0.92		0.05	13		188
12-31-2005	12.92	(0.01)[1]		1.77	1.76	—	—	—	—	14.68	13.62		0.89		0.89		(0.06)	18		110
12-31-2004	10.93	(0.01)[1]		2.00	1.99	—	—	—	—	12.92	18.21		0.89		0.89		(0.11)	132		157
12-31-2003	7.89	(0.01)[1]		3.05	3.04	—	—	—	—	10.93	38.53		0.90		0.90		(0.10)	110		107
SERIES II
12-31-2007	10.65	0.03	[1]	(0.22)	(0.19)	(0.03)	(2.00)	—	(2.03)	8.43	(2.19)[2,3,4]		1.13	[5]	1.12		0.30	27		228
12-31-2006	14.57	(0.02)[1]		0.63	0.61	—	(4.53)	—	(4.53)	10.65	3.79	[2,3]	1.12	[5]	1.12		(0.15)	11		188
12-31-2005	12.85	(0.04)[1]		1.76	1.72	—	—	—	—	14.57	13.39		1.13		1.13		(0.29)	16		110
12-31-2004	10.90	(0.03)[1]		1.98	1.95	—	—	—	—	12.85	17.89		1.09		1.09		(0.30)	12		157
12-31-2003	7.88	(0.03)[1]		3.05	3.02	—	—	—	—	10.90	38.32		1.10		1.10		(0.30)	7		107
SERIES NAV
12-31-2007	10.81	0.03	[1]	(0.18)	(0.15)	(0.05)	(2.00)	—	(2.05)	8.61	(1.74)[2,3,4]		0.90	[5]	0.90		0.30	1		228
12-31-2006	14.69	0.01	[1]	0.64	0.65	—	(4.53)	—	(4.53)	10.81	4.09	[2,3]	0.87	[5]	0.87		0.11	14		188
12-31-2005[6]	12.46	—	[1,10]	2.23	2.23	—	—	—	—	14.69	17.90	[7]	1.05	[8]	1.05	[8]	(0.01)[8]	12		110

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Quantitative Value
SERIES I
12-31-2007	15.24	0.25	[1]	(0.96)	(0.71)	(0.31)	(1.45)	—	(1.76)	12.77	(5.13)[2,3]		0.74	[5]	0.74		1.72		1	159
12-31-2006	15.16	0.23	[1]	2.55	2.78	(0.28)	(2.42)	—	(2.70)	15.24	21.09	[2,3]	0.78	[5]	0.78		1.59		1	155
12-31-2005	14.67	0.17	[1]	1.11	1.28	(0.08)	(0.71)	—	(0.79)	15.16	9.19	[2]	0.80		0.80		1.23		1	225
12-31-2004[23]	12.50	0.10	[1]	2.07	2.17	—	—	—	—	14.67	17.36	[7]	0.83	[8]	0.83	[8]	1.13	[8]	183	108	[7]
SERIES II
12-31-2007	15.28	0.20	[1]	(0.95)	(0.75)	(0.25)	(1.45)	—	(1.70)	12.83	(5.33)[2,3]		0.94	[5]	0.94		1.34		27	159
12-31-2006	15.18	0.20	[1]	2.57	2.77	(0.25)	(2.42)	—	(2.67)	15.28	20.97	[2,3]	0.98	[5]	0.98		1.37		5	155
12-31-2005	14.66	0.11	[1]	1.12	1.23	—	(0.71)	—	(0.71)	15.18	8.82	[2]	1.00		1.00		0.78		3	225
12-31-2004[23]	12.50	0.08	[1]	2.08	2.16	—	—	—	—	14.66	17.28	[7]	1.03	[8]	1.03	[8]	0.96	[8]	43	108	[7]
SERIES NAV
12-31-2007	15.25	0.25	[1]	(0.96)	(0.71)	(0.32)	(1.45)	—	(1.77)	12.77	(5.10)[2,3]		0.69	[5]	0.69		1.72		802	159
12-31-2006	15.15	0.23	[1]	2.57	2.80	(0.28)	(2.42)	—	(2.70)	15.25	21.29	[2,3]	0.73	[5]	0.73		1.62		513	155
12-31-2005[23]	14.94	0.18	[1]	0.83	1.01	(0.09)	(0.71)	—	(0.80)	15.15	7.26	[2,7]	0.76	[8]	0.76	[8]	1.50	[8]	191	225
Real Estate Equity
SERIES NAV
12-31-2007	15.19	0.22	[1]	(2.86)	(2.64)	(0.24)	(1.90)	—	(2.14)	10.41	(18.58)[2,3]		0.90	[5]	0.86		1.54		248	51
12-31-2006[27]	12.50	0.26	[1]	2.43	2.69	—	—	—	—	15.19	21.52	[3,7]	0.90	[5,8]	0.88	[8]	2.80	[8]	312	66	[7]
Real Estate Securities
SERIES I
12-31-2007	27.64	0.35	[1]	(3.13)	(2.78)	(0.63)	(11.83)	—	(12.46)	12.40	(15.61)[2,3]		0.78	[5]	0.78		1.68		188	77
12-31-2006	24.87	0.62	[1]	7.42	8.04	(0.50)	(4.77)	—	(5.27)	27.64	38.10	[2,3,20]	0.78	[5]	0.78		2.48		313	67
12-31-2005	26.81	0.79	[1]	1.61	2.40	(0.55)	(3.79)	—	(4.34)	24.87	11.85	[2]	0.81		0.81		3.31		265	92	[21]
12-31-2004	20.85	0.76	[1]	5.74	6.50	(0.54)	—	—	(0.54)	26.81	32.04	[2]	0.80		0.80		3.38		612	82
12-31-2003	15.44	0.69	[1]	5.20	5.89	(0.48)	—	—	(0.48)	20.85	39.15	[2]	0.80		0.80		3.93		448	30
SERIES II
12-31-2007	27.59	0.32	[1]	(3.14)	(2.82)	(0.54)	(11.83)	—	(12.37)	12.40	(15.77)[2,3]		0.98	[5]	0.98		1.55		123	77
12-31-2006	24.84	0.57	[1]	7.41	7.98	(0.46)	(4.77)	—	(5.23)	27.59	37.82	[2,3,20]	0.98	[5]	0.98		2.30		169	67
12-31-2005	26.69	0.71	[1]	1.65	2.36	(0.42)	(3.79)	—	(4.21)	24.84	11.65	[2]	1.00		1.00		2.92		131	92	[21]
12-31-2004	20.79	0.74	[1]	5.69	6.43	(0.53)	—	—	(0.53)	26.69	31.77	[2]	1.00		1.00		3.29		374	82
12-31-2003	15.43	0.60	[1]	5.25	5.85	(0.49)	—	—	(0.49)	20.79	38.93	[2]	1.00		1.00		3.33		168	30
SERIES NAV
12-31-2007	27.58	0.37	[1]	(3.13)	(2.76)	(0.65)	(11.83)	—	(12.48)	12.34	(15.56)[2,3]		0.73	[5]	0.73		1.79		301	77
12-31-2006	24.83	0.59	[1]	7.44	8.03	(0.51)	(4.77)	—	(5.28)	27.58	38.17	[2,3,20]	0.73	[5]	0.73		2.31		437	67
12-31-2005[11]	25.30	0.78	[1]	3.14	3.92	(0.60)	(3.79)	—	(4.39)	24.83	18.62	[2,7]	0.75	[8]	0.75	[8]	3.87	[8]	828	92	[21]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Science & Technology
SERIES I
12-31-2007	12.42	(0.06)[1]	2.49	2.43	—	—	—	—	14.85	19.57	[3,4]	1.19	[5]	1.16		(0.40)	338		128
12-31-2006	11.77	(0.06)[1]	0.71	0.65	—	—	—	—	12.42	5.52	[3]	1.18	[5]	1.16		(0.48)	347		194
12-31-2005	11.53	(0.07)[1]	0.31	0.24	—	—	—	—	11.77	2.08	[3]	1.17	[5]	1.14		(0.59)	403		54
12-31-2004	11.43	(0.03)[1]	0.13	0.10	—	—	—	—	11.53	0.87	[3]	1.16	[5]	1.13		(0.28)	490		55
12-31-2003	7.60	(0.07)[1]	3.90	3.83	—	—	—	—	11.43	50.39	[3]	1.19	[5,44]	1.16	[44]	(0.79)	558		56	[21]
SERIES II
12-31-2007	12.35	(0.08)[1]	2.46	2.38	—	—	—	—	14.73	19.27	[3,4]	1.39	[5]	1.36		(0.60)	70		128
12-31-2006	11.72	(0.08)[1]	0.71	0.63	—	—	—	—	12.35	5.38	[3]	1.39	[5]	1.36		(0.68)	61		194
12-31-2005	11.51	(0.09)[1]	0.30	0.21	—	—	—	—	11.72	1.82	[3]	1.37	[5]	1.34		(0.79)	62		54
12-31-2004	11.42	(0.05)[1]	0.14	0.09	—	—	—	—	11.51	0.79	[3]	1.36	[5]	1.33		(0.42)	71		55
12-31-2003	7.59	(0.10)[1]	3.93	3.83	—	—	—	—	11.42	50.46	[3]	1.39	[5,44]	1.36	[44]	(0.99)	66		56	[21]
SERIES NAV
12-31-2007	12.44	(0.05)[1]	2.49	2.44	—	—	—	—	14.88	19.61	[3,4]	1.14	[5]	1.11		(0.34)	4		128
12-31-2006	11.78	(0.04)[1]	0.70	0.66	—	—	—	—	12.44	5.60	[3]	1.15	[5]	1.12		(0.51)	1		194
12-31-2005[6]	10.45	(0.05)[1]	1.38	1.33	—	—	—	—	11.78	12.73	[3,7]	1.13	[5,8]	1.10	[8]	(0.58)[8]	—	[9]	54
Small Cap
SERIES I
12-31-2007	14.13	(0.01)[1]	0.10	0.09	—	(2.61)	—	(2.61)	11.61	0.65	[2,3]	0.99	[5]	0.98		(0.10)	—	[9]	131
12-31-2006	14.30	(0.05)[1]	1.12	1.07	—	(1.24)	—	(1.24)	14.13	7.56	[2,3]	0.96	[5]	0.96		(0.33)	1		65
12-31-2005[32]	12.50	(0.06)[1]	1.86	1.80	—	—	—	—	14.30	14.40	[7]	0.97	[8]	0.97	[8]	(0.58)[8]	1		129	[7]
SERIES II
12-31-2007	14.11	(0.04)[1]	0.08	0.04	—	(2.61)	—	(2.61)	11.54	0.29	[2,3]	1.17	[5]	1.17		(0.24)	1		131
12-31-2006	14.30	(0.07)[1]	1.12	1.05	—	(1.24)	—	(1.24)	14.11	7.41	[2,3]	1.14	[5]	1.14		(0.54)	1		65
12-31-2005[32]	12.50	(0.07)[1]	1.87	1.80	—	—	—	—	14.30	14.40	[7]	1.18	[8]	1.18	[8]	(0.76)[8]	1		129	[7]
SERIES NAV
12-31-2007	14.15	— [1,10]	0.08	0.08	—	(2.61)	—	(2.61)	11.62	0.57	[2,3]	0.91	[5]	0.91		0.01	154		131
12-31-2006	14.31	(0.04)[1]	1.12	1.08	—	(1.24)	—	(1.24)	14.15	7.63	[2,3]	0.89	[5]	0.89		(0.30)	230		65
12-31-2005[32]	12.50	(0.05)[1]	1.86	1.81	—	—	—	—	14.31	14.48	[7]	0.92	[8]	0.92	[8]	(0.49)[8]	146		129	[7]
Small Cap Growth
SERIES I
12-31-2007	11.53	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.33	13.99	[2,3,4]	1.18	[5]	1.17		(0.20)	29		104
12-31-2006	10.16	(0.08)[1]	1.45	1.37	—	—	—	—	11.53	13.48	[3,20]	1.22	[5]	1.22		(0.73)	23		162
12-31-2005[36]	8.06	(0.06)[1]	2.38	2.32	—	(0.22)	—	(0.22)	10.16	29.00	[2,7]	1.23	[8]	1.23	[8]	(0.90)[8]	1		140
SERIES II
12-31-2007	11.48	(0.05)[1]	1.46	1.41	—	(2.64)	—	(2.64)	10.25	13.77	[2,3,4]	1.38	[5]	1.37		(0.41)	40		104
12-31-2006	10.14	(0.10)[1]	1.44	1.34	—	—	—	—	11.48	13.21	[3,20]	1.40	[5]	1.40		(0.95)	31		162
12-31-2005[36]	8.06	(0.07)[1]	2.37	2.30	—	(0.22)	—	(0.22)	10.14	28.75	[2,7]	1.41	[8]	1.41	[8]	(1.07)[8]	19		140
SERIES NAV
12-31-2007	11.54	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.34	13.98	[2,3,4]	1.13	[5]	1.12		(0.16)	245		104
12-31-2006	10.17	(0.08)[1]	1.45	1.37	—	—	—	—	11.54	13.47	[3,20]	1.15	[5]	1.14		(0.70)	241		162
12-31-2005[45]	8.87	(0.08)[1]	1.60	1.52	—	(0.22)	—	(0.22)	10.17	17.34	[2]	1.13		1.13		(0.84)	253		140
12-31-2004[29]	8.10	— [10]	0.77	0.77	—	—	—	—	8.87	9.45	[3]	1.35	[5]	1.14		(0.71)	228		160	[21]
12-31-2003[29,30]	6.30	(0.03)	3.07	3.04	—	—	(1.24)	(1.24)	8.10	48.83	[2,3]	1.21	[5]	1.11		(0.59)	87		235

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Intrinsic Value
SERIES NAV
12-31-2007[40]	12.50	0.04[1]		(0.77)	(0.73)	(0.02)	(0.20)	—	(0.22)	11.55	(5.80)[3,7]		0.98	[5,8]	0.98	[8]	0.48	[8]	154	21	[7]
Small Cap Opportunities
SERIES I
12-31-2007	24.40	0.30	[1]	(2.11)	(1.81)	(0.46)	(1.48)	—	(1.94)	20.65	(7.66)[2,3,4]		1.08	[5]	1.08		1.23		73	41
12-31-2006	22.82	0.29	[1]	2.09	2.38	(0.17)	(0.63)	—	(0.80)	24.40	10.45	[2,3]	1.07	[5]	1.07		1.23		110	36
12-31-2005	21.62	0.17	[1]	1.45	1.62	—	(0.42)	—	(0.42)	22.82	7.77	[2]	1.12		1.12		0.76		124	113	[21]
12-31-2004	17.50	0.16	[1]	4.28	4.44	(0.02)	(0.30)	—	(0.32)	21.62	25.78	[2]	1.13		1.13		0.88		95	40
12-31-2003[25]	12.50	0.10	[1]	4.90	5.00	—	—	—	—	17.50	40.00	[7]	1.23	[8]	1.23	[8]	0.33	[8]	36	17	[7]
SERIES II
12-31-2007	24.26	0.25	[1]	(2.09)	(1.84)	(0.37)	(1.48)	—	(1.85)	20.57	(7.80)[2,3,4]		1.28	[5]	1.28		1.05		54	41
12-31-2006	22.71	0.24	[1]	2.07	2.31	(0.13)	(0.63)	—	(0.76)	24.26	10.19	[2,3]	1.27	[5]	1.27		1.03		76	36
12-31-2005	21.55	0.11	[1]	1.47	1.58	—	(0.42)	—	(0.42)	22.71	7.61	[2]	1.32		1.32		0.49		83	113	[21]
12-31-2004	17.48	0.15	[1]	4.24	4.39	(0.02)	(0.30)	—	(0.32)	21.55	25.48	[2]	1.33		1.33		0.81		127	40
12-31-2003[25]	12.50	0.02	[1]	4.96	4.98	—	—	—	—	17.48	39.84	[7]	1.43	[8]	1.43	[8]	0.23	[8]	33	17	[7]
SERIES NAV
12-31-2007	24.28	0.32	[1]	(2.11)	(1.79)	(0.48)	(1.48)	—	(1.96)	20.53	(7.61)[2,3,4]		1.03	[5]	1.03		1.34		243	41
12-31-2006	22.72	0.32	[1]	2.05	2.37	(0.18)	(0.63)	—	(0.81)	24.28	10.47	[2,3]	1.02	[5]	1.02		1.39		272	36
12-31-2005[25]	21.40	0.18	[1]	1.67	1.85	(0.11)	(0.42)	—	(0.53)	22.72	8.98	[2,7]	1.06	[8]	1.06	[8]	1.00	[8]	183	113	[21]
Small Cap Value
SERIES I
12-31-2007	20.58	0.18	[1]	(0.59)	(0.41)	(0.18)	(3.79)	—	(3.97)	16.20	(2.93)[2,3]		1.16	[5]	1.16		0.92		117	46	[21]
12-31-2006	20.94	0.17	[1]	3.36	3.53	(0.01)	(3.88)	—	(3.89)	20.58	19.26	[2,3,20]	1.19	[5]	1.19		0.88		74	49
12-31-2005[36]	18.45	0.04	[1]	2.68	2.72	—	(0.23)	—	(0.23)	20.94	14.78	[2,7]	1.18	[8]	1.18	[8]	0.27	[8]	1	68
SERIES II
12-31-2007	20.50	0.12	[1]	(0.56)	(0.44)	(0.11)	(3.79)	—	(3.90)	16.16	(3.08)[2,3]		1.36	[5]	1.36		0.63		69	46	[21]
12-31-2006	20.90	0.09	[1]	3.39	3.48	—	(3.88)	—	(3.88)	20.50	19.03	[2,3,20]	1.37	[5]	1.37		0.48		69	49
12-31-2005[36]	18.45	—	[10,1]	2.68	2.68	—	(0.23)	—	(0.23)	20.90	14.56	[2,7]	1.38	[8]	1.38	[8]	0.01	[8]	34	68
SERIES NAV
12-31-2007	20.57	0.17		(0.57)	(0.40)	(0.20)	(3.79)	—	(3.99)	16.18	(2.86)[2,3]		1.11	[5]	1.11		0.87		237	46	[21]
12-31-2006	20.94	0.13	[1]	3.40	3.53	(0.02)	(3.88)	—	(3.90)	20.57	19.32	[2,3,20]	1.11	[5]	1.11		0.67		278	49
12-31-2005[46]	19.42	0.05	[1]	1.73	1.78	(0.03)	(0.23)	—	(0.26)	20.94	9.21	[2]	1.10		1.10		0.25		265	68
12-31-2004[29]	16.56	0.19		3.99	4.18	—	(1.16)	(0.16)	(1.32)	19.42	25.45	[2,3]	1.06	[5]	1.05		1.11		247	33
12-31-2003[29]	12.55	0.09		4.66	4.75	—	(0.65)	(0.09)	(0.74)	16.56	37.97	[2,3]	1.06	[5]	1.05		0.67		190	30

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company
SERIES I
12-31-2007	14.51	(0.06)[1]	(0.84)	(0.90)	—	(2.34)	—	(2.34)	11.27	(6.53)[2,3]		1.43	[5]	1.43		(0.41)	3	165
12-31-2006	15.76	(0.06)[1]	1.02	0.96	—	(2.21)	—	(2.21)	14.51	5.60	[2,3]	1.36	[5]	1.36		(0.40)	4	143
12-31-2005	15.22	(0.07)[1]	1.00	0.93	—	(0.39)	—	(0.39)	15.76	6.32	[2]	1.37		1.37		(0.49)	1	183
12-31-2004[23]	12.50	(0.04)[1]	2.76	2.72	—	—	—	—	15.22	21.76	[3,7]	1.67	[5,8]	1.59	[8]	(0.47)[8]	24	107	[7]
SERIES II
12-31-2007	14.42	(0.09)[1]	(0.83)	(0.92)	—	(2.34)	—	(2.34)	11.16	(6.72)[2,3]		1.63	[5]	1.63		(0.63)	5	165
12-31-2006	15.70	(0.11)[1]	1.04	0.93	—	(2.21)	—	(2.21)	14.42	5.41	[2,3]	1.56	[5]	1.56		(0.71)	8	143
12-31-2005	15.21	(0.09)[1]	0.97	0.88	—	(0.39)	—	(0.39)	15.70	5.99	[2]	1.61		1.61		(0.56)	26	183
12-31-2004[23]	12.50	(0.06)[1]	2.77	2.71	—	—	—	—	15.21	21.68	[3,7]	1.87	[5,8]	1.79	[8]	(0.68)[8]	32	107	[7]
SERIES NAV
12-31-2007	14.52	(0.06)[1]	(0.83)	(0.89)	—	(2.34)	—	(2.34)	11.29	(6.46)[2,3]		1.38	[5]	1.38		(0.38)	36	165
12-31-2006	15.76	(0.06)[1]	1.03	0.97	—	(2.21)	—	(2.21)	14.52	5.66	[2,3]	1.31	[5]	1.31		(0.38)	53	143
12-31-2005[23]	15.46	(0.03)[1]	0.72	0.69	—	(0.39)	—	(0.39)	15.76	4.67	[2,7]	1.34	[8]	1.34	[8]	(0.23)[8]	40	183
Small Company Growth
SERIES NAV
12-31-2007	15.11	(0.09)[1]	1.64	1.55	—	(0.85)	—	(0.85)	15.81	10.34	[2,3]	1.08	[5]	1.08		(0.57)	268	37
12-31-2006	13.29	(0.10)[1]	1.94	1.84	—	(0.02)	—	(0.02)	15.11	13.83	[2,3]	1.11	[5]	1.11		(0.68)	106	49
12-31-2005[47]	12.50	(0.02)[1]	0.81	0.79	—	—	—	—	13.29	6.32	[7]	1.13	[8]	1.13	[8]	(0.76)[8]	58	7	[7]
Small Company Value
SERIES I
12-31-2007	21.89	0.05 [1]	(0.23)	(0.18)	(0.03)	(3.44)	—	(3.47)	18.24	(1.20)[2,3,4]		1.11	[5]	1.06		0.23	200	18
12-31-2006	22.21	0.04 [1]	3.27	3.31	(0.02)	(3.61)	—	(3.63)	21.89	15.42	[2,3]	1.12	[5]	1.08		0.19	275	16
12-31-2005	21.18	0.03 [1]	1.40	1.43	(0.06)	(0.34)	—	(0.40)	22.21	6.93	[2,3]	1.12	[5]	1.10		0.13	291	12
12-31-2004	17.14	0.09 [1]	4.20	4.29	(0.03)	(0.22)	—	(0.25)	21.18	25.31	[2]	1.10		1.10		0.50	521	9
12-31-2003	12.90	0.04 [1]	4.28	4.32	(0.06)	(0.02)	—	(0.08)	17.14	33.66	[2]	1.11		1.11		0.26	386	14
SERIES II
12-31-2007	21.76	0.01 [1]	(0.22)	(0.21)	—	(3.44)	—	(3.44)	18.11	(1.35)[2,3,4]		1.31	[5]	1.26		0.03	145	18
12-31-2006	22.13	— [1,10]	3.24	3.24	—	(3.61)	—	(3.61)	21.76	15.16	[2,3]	1.32	[5]	1.28		(0.01)	195	16
12-31-2005	21.10	(0.01)[1]	1.39	1.38	(0.01)	(0.34)	—	(0.35)	22.13	6.73	[2,3]	1.32	[5]	1.30		(0.03)	199	12
12-31-2004	17.10	0.06 [1]	4.18	4.24	(0.02)	(0.22)	—	(0.24)	21.10	25.06	[2]	1.30		1.30		0.32	278	9
12-31-2003	12.89	0.01 [1]	4.29	4.30	(0.07)	(0.02)	—	(0.09)	17.10	33.56	[2]	1.31		1.31		0.06	148	14
SERIES NAV
12-31-2007	21.86	0.07 [1]	(0.23)	(0.16)	(0.05)	(3.44)	—	(3.49)	18.21	(1.14)[2,3,4]		1.06	[5]	1.01		0.35	294	18
12-31-2006	22.18	0.06 [1]	3.26	3.32	(0.03)	(3.61)	—	(3.64)	21.86	15.50	[2,3]	1.06	[5]	1.03		0.26	234	16
12-31-2005[11]	21.03	0.06 [1]	1.52	1.58	(0.09)	(0.34)	—	(0.43)	22.18	7.72	[2,3,7]	1.06	[5,8]	1.04	[8]	0.33 [8]	148	12

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations					Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
U.S. Core
SERIES I
12-31-2007	21.64	0.26	[1]	0.01		0.27	(0.49)	(2.01)	—	(2.50)	19.41	1.27	[2,3,4]	0.86	[5]	0.85		1.18		709	70
12-31-2006	22.71	0.22	[1]	1.65		1.87	(0.28)	(2.66)	—	(2.94)	21.64	9.17	[2,3]	0.87	[5]	0.87		1.04		927	71
12-31-2005	23.07	0.23	[1]	0.20		0.43	(0.31)	(0.48)	—	(0.79)	22.71	2.03	[2]	0.78		0.78		1.04		1,095	135
12-31-2004	21.79	0.27	[1]	1.19		1.46	(0.18)	—	—	(0.18)	23.07	6.77	[2]	0.74		0.74		1.22		1,359	43
12-31-2003	17.40	0.17	[1]	4.41		4.58	(0.19)	—	—	(0.19)	21.79	26.45	[2]	0.75		0.75		0.92		1,553	39
SERIES II
12-31-2007	21.53	0.21	[1]	—	[10]	0.21	(0.41)	(2.01)	—	(2.42)	19.32	0.99	[2,3,4]	1.06	[5]	1.05		0.99		71	70
12-31-2006	22.60	0.18	[1]	1.64		1.82	(0.23)	(2.66)	—	(2.89)	21.53	8.99	[2,3]	1.07	[5]	1.07		0.84		90	71
12-31-2005	22.96	0.19	[1]	0.20		0.39	(0.27)	(0.48)	—	(0.75)	22.60	1.84	[2]	0.98		0.98		0.84		105	135
12-31-2004	21.72	0.23	[1]	1.18		1.41	(0.17)	—	—	(0.17)	22.96	6.55	[2]	0.94		0.94		1.04		120	43
12-31-2003	17.39	0.13	[1]	4.41		4.54	(0.21)	—	—	(0.21)	21.72	26.41	[2]	0.95		0.95		0.69		115	39
SERIES NAV
12-31-2007	21.66	0.27	[1]	0.01		0.28	(0.51)	(2.01)	—	(2.52)	19.42	1.31	[2,3,4]	0.81	[5]	0.80		1.23		3	70
12-31-2006	22.71	0.23	[1]	1.65		1.88	(0.27)	(2.66)	—	(2.93)	21.66	9.26	[2,3]	0.82	[5]	0.82		1.08		1	71
12-31-2005[6]	21.51	0.21	[1]	0.99		1.20	—	—	—	—	22.71	5.58	[7]	0.79	[8]	0.79	[8]	1.39	[8]	1	135
U.S. Global Leaders Growth
SERIES I
12-31-2007	13.15	0.08	[1]	0.39		0.47	(0.17)	—	—	(0.17)	13.45	3.63	[2,3,4]	0.77	[5]	0.77		0.63		29	46
12-31-2006	13.04	0.07	[1]	0.16		0.23	—	(0.12)	—	(0.12)	13.15	1.81	[2,3]	0.77	[5]	0.77		0.55		36	20
12-31-2005	13.17	0.03	[1]	0.09		0.12	(0.02)	(0.23)	—	(0.25)	13.04	0.87	[2]	0.81		0.81		0.24		43	154	[21]
12-31-2004[23]	12.50	0.07	[1]	0.66		0.73	(0.06)	—	—	(0.06)	13.17	5.82	[2,3,7]	1.49	[5,8]	1.26	[8]	0.82	[8]	3	7	[7]
SERIES II
12-31-2007	13.12	0.06	[1]	0.40		0.46	(0.13)	—	—	(0.13)	13.45	3.49	[2,3,4]	0.97	[5]	0.97		0.43		23	46
12-31-2006	13.04	0.04	[1]	0.16		0.20	—	(0.12)	—	(0.12)	13.12	1.57	[2,3]	0.97	[5]	0.97		0.35		30	20
12-31-2005	13.16	0.01	[1]	0.10		0.11	—	(0.23)	—	(0.23)	13.04	0.78	[2]	1.02		1.02		0.06		37	154	[21]
12-31-2004[23]	12.50	0.07	[1]	0.64		0.71	(0.05)	—	—	(0.05)	13.16	5.68	[2,3,7]	1.69	[5,8]	1.46	[8]	0.89	[8]	7	7	[7]
SERIES NAV
12-31-2007	13.16	0.09	[1]	0.40		0.49	(0.19)	—	—	(0.19)	13.46	3.72	[2,3,4]	0.72	[5]	0.72		0.66		372	46
12-31-2006	13.05	0.08	[1]	0.15		0.23	— [10]	(0.12)	—	(0.12)	13.16	1.81	[2,3]	0.72	[5]	0.72		0.60		584	20
12-31-2005[23]	12.79	0.03	[1]	0.49		0.52	(0.03)	(0.23)	—	(0.26)	13.05	4.00	[2,7]	0.76	[8]	0.76	[8]	0.31	[8]	346	154	[21]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
U.S. Large Cap
SERIES I
12-31-2007	16.23	0.13	[1]	(0.18)	(0.05)	(0.19)	—	—	(0.19)	15.99	(0.34)[2,3,4]		0.90	[5]	0.90		0.77		348	41
12-31-2006	14.75	0.10	[1]	1.47	1.57	(0.09)	—	—	(0.09)	16.23	10.66	[2,3]	0.91	[5]	0.91		0.65		443	29
12-31-2005	14.00	0.07	[1]	0.74	0.81	(0.06)	—	—	(0.06)	14.75	5.82	[2]	0.94		0.94		0.50		485	34
12-31-2004	12.84	0.07	[1]	1.13	1.20	(0.04)	—	—	(0.04)	14.00	9.39	[2]	0.93	[48]	0.93	[48]	0.53		639	46	[21]
12-31-2003	9.41	0.05	[1]	3.42	3.47	(0.04)	—	—	(0.04)	12.84	37.06	[2]	0.93		0.93		0.43		414	34
SERIES II
12-31-2007	16.16	0.09	[1]	(0.17)	(0.08)	(0.13)	—	—	(0.13)	15.95	(0.52)[2,3,4]		1.10	[5]	1.10		0.57		90	41
12-31-2006	14.70	0.07	[1]	1.45	1.52	(0.06)	—	—	(0.06)	16.16	10.36	[2,3]	1.11	[5]	1.11		0.45		114	29
12-31-2005	13.92	0.05	[1]	0.75	0.80	(0.02)	—	—	(0.02)	14.70	5.73	[2]	1.14		1.14		0.34		129	34
12-31-2004	12.79	0.04	[1]	1.12	1.16	(0.03)	—	—	(0.03)	13.92	9.11	[2]	1.13	[48]	1.13	[48]	0.34		240	46	[21]
12-31-2003	9.41	0.02	[1]	3.41	3.43	(0.05)	—	—	(0.05)	12.79	36.68	[2]	1.13		1.13		0.21		143	34
SERIES NAV
12-31-2007	16.20	0.14	[1]	(0.18)	(0.04)	(0.20)	—	—	(0.20)	15.96	(0.26)[2,3,4]		0.85	[5]	0.85		0.83		516	41
12-31-2006	14.74	0.12	[1]	1.45	1.57	(0.11)	—	—	(0.11)	16.20	10.68	[2,3]	0.87	[5]	0.87		0.77		402	29
12-31-2005[11]	13.89	0.02	[1]	0.91	0.93	(0.08)	—	—	(0.08)	14.74	6.76	[2,7]	0.79	[8]	0.79	[8]	0.21	[8]	2	34
U.S. Multi Sector
SERIES NAV
12-31-2007	14.00	0.18	[1]	0.15	0.33	(0.23)	(0.72)	—	(0.95)	13.38	2.38	[2,3]	0.80	[5]	0.79		1.24		1,702	65
12-31-2006	13.05	0.14	[1]	0.86	1.00	(0.02)	(0.03)	—	(0.05)	14.00	7.63	[2,3]	0.81	[5]	0.81		1.06		1,408	61
12-31-2005[47]	12.50	0.02	[1]	0.53	0.55	—	—	—	—	13.05	4.40	[7]	0.77	[8]	0.77	[8]	0.84	[8]	855	5	[7]
Utilities
SERIES I
12-31-2007	14.66	0.32	[1]	3.44	3.76	(0.31)	(3.77)	—	(4.08)	14.34	27.40	[2,4]	1.02		1.01		2.07		188	92
12-31-2006	13.18	0.29	[1]	3.25	3.54	(0.33)	(1.73)	—	(2.06)	14.66	31.00	[2,3]	1.00	[5]	1.00		2.24		134	98
12-31-2005	12.08	0.20	[1]	1.72	1.92	(0.06)	(0.76)	—	(0.82)	13.18	16.82	[2]	1.09		1.09		1.62		89	100
12-31-2004	9.43	0.19	[1]	2.56	2.75	(0.10)	—	—	(0.10)	12.08	29.42	[2]	1.15		1.15		1.87		60	106
12-31-2003	7.11	0.13	[1]	2.29	2.42	(0.10)	—	—	(0.10)	9.43	34.53	[2]	1.31		1.31		1.64		34	131
SERIES II
12-31-2007	14.56	0.29	[1]	3.41	3.70	(0.26)	(3.77)	—	(4.03)	14.23	27.10	[2,4]	1.22		1.21		1.86		74	92
12-31-2006	13.10	0.27	[1]	3.23	3.50	(0.31)	(1.73)	—	(2.04)	14.56	30.77	[2,3]	1.20	[5]	1.20		2.08		66	98
12-31-2005	12.02	0.18	[1]	1.70	1.88	(0.04)	(0.76)	—	(0.80)	13.10	16.56	[2]	1.29		1.29		1.43		54	100
12-31-2004	9.39	0.17	[1]	2.55	2.72	(0.09)	—	—	(0.09)	12.02	29.23	[2]	1.35		1.35		1.68		38	106
12-31-2003	7.10	0.11	[1]	2.29	2.40	(0.11)	—	—	(0.11)	9.39	34.25	[2]	1.51		1.51		1.36		20	131
SERIES NAV
12-31-2007	14.65	0.32	[1]	3.45	3.77	(0.33)	(3.77)	—	(4.10)	14.32	27.43	[2,4]	0.97		0.96		2.04		25	92
12-31-2006	13.17	0.30	[1]	3.25	3.55	(0.34)	(1.73)	—	(2.07)	14.65	31.07	[2,3]	0.95	[5]	0.95		2.29		7	98
12-31-2005[6]	11.34	0.13	[1]	1.70	1.83	—	—	—	—	13.17	16.14	[7]	1.04	[8]	1.04	[8]	1.34	[8]	3	100

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Value
SERIES I
12-31-2007	22.72	0.18	[1]	1.54	1.72	(0.32)	(6.76)	—	(7.08)	17.36	8.22	[2,3,4]	0.83	[5]	0.83		0.80		273	73
12-31-2006	21.89	0.18	[1]	3.95	4.13	(0.09)	(3.21)	—	(3.30)	22.72	21.05	[2,3]	0.83	[5]	0.83		0.83		290	65
12-31-2005	19.57	0.08	[1]	2.36	2.44	(0.12)	—	—	(0.12)	21.89	12.56	[2]	0.86		0.86		0.39		263	67
12-31-2004	17.09	0.10	[1]	2.48	2.58	(0.10)	—	—	(0.10)	19.57	15.18	[2]	0.85		0.85		0.58		307	80
12-31-2003	12.49	0.10	[1]	4.67	4.77	(0.17)	—	—	(0.17)	17.09	38.76	[2]	0.87		0.87		0.71		272	186
SERIES II
12-31-2007	22.62	0.13	[1]	1.54	1.67	(0.24)	(6.76)	—	(7.00)	17.29	8.00	[2,3,4]	1.03	[5]	1.03		0.60		56	73
12-31-2006	21.81	0.13	[1]	3.94	4.07	(0.05)	(3.21)	—	(3.26)	22.62	20.80	[2,3]	1.03	[5]	1.03		0.64		59	65
12-31-2005	19.50	0.04	[1]	2.36	2.40	(0.09)	—	—	(0.09)	21.81	12.35	[2]	1.06		1.06		0.20		46	67
12-31-2004	17.04	0.07	[1]	2.48	2.55	(0.09)	—	—	(0.09)	19.50	15.04	[2]	1.05		1.05		0.40		49	80
12-31-2003	12.48	0.06	[1]	4.68	4.74	(0.18)	—	—	(0.18)	17.04	38.60	[2]	1.07		1.07		0.44		29	186
SERIES NAV
12-31-2007	22.72	0.19	[1]	1.54	1.73	(0.34)	(6.76)	—	(7.10)	17.35	8.26	[2,3,4]	0.78	[5]	0.78		0.86		11	73
12-31-2006	21.90	0.19	[1]	3.94	4.13	(0.10)	(3.21)	—	(3.31)	22.72	21.03	[2,3]	0.78	[5]	0.78		0.90		4	65
12-31-2005[6]	18.90	0.11	[1]	2.89	3.00	—	—	—	—	21.90	15.87	[7]	0.82	[8]	0.82	[8]	0.77	[8]	1	67
Value & Restructuring
SERIES NAV
12-31-2007	15.14	0.23	[1,52]	1.36	1.59	(0.32)	(0.28)	—	(0.60)	16.13	10.56	[2,3]	0.86	[5]	0.85		1.40	[52]	444	22
12-31-2006	13.31	0.17	[1]	1.74	1.91	(0.04)	(0.04)	—	(0.08)	15.14	14.43	[2,3]	0.89	[5]	0.89		1.21		337	14
12-31-2005[47]	12.50	0.04	[1]	0.77	0.81	—	—	—	—	13.31	6.48	[7]	0.91	[8]	0.91	[8]	1.80	[8]	153	4	[7]
Vista
SERIES NAV
12-31-2007	14.26	(0.08)[1,52]		5.54	5.46	—	(1.91)	—	(1.91)	17.81	38.44	[2,3]	0.96	[5]	0.96		(0.49)[52]		158	121
12-31-2006	13.12	(0.04)[1]		1.18	1.14	—	—	—	—	14.26	8.69	[3]	1.02	[5]	1.02		(0.30)		120	219
12-31-2005[47]	12.50	(0.01)[1]		0.63	0.62	—	—	—	—	13.12	4.96	[7]	1.00	[8]	1.00	[8]	(0.30)[8]		69	32	[7]

1	Based on the average of the shares outstanding.
2	Assumes dividend reinvestment.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio	Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007	Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007	Portfolio	Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007		Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
All Cap Core Series I	$0.02	2.56%	Large Cap Series I	$0.07		0.90%
All Cap Core Series II	0.02	2.31%	Large Cap Series II	0.07		0.78%
All Cap Core Series NAV	0.01	2.65%	Large Cap Series NAV	0.06		1.11%
All Cap Growth Series I	0.05	11.77%	Large Cap Value Series I	0.01		4.33%
All Cap Growth Series II	0.04	11.60%	Large Cap Value Series II	0.01		4.14%
All Cap Growth Series NAV	0.04	11.85%	Large Cap Value Series NAV	0.01		4.40%
All Cap Value Series I	0.01	8.20%	Mid Cap Stock Series I	0.01		23.49%
All Cap Value Series II	0.02	7.91%	Mid Cap Stock Series II	0.01		23.27%
All Cap Value Series NAV	0.01	8.54%	Mid Cap Stock Series NAV	0.01		23.51%
Blue Chip Growth Series I	0.01	12.70%	Mid Cap Value Series I	0.02		0.54%
Blue Chip Growth Series II	0.00	12.51%	Mid Cap Value Series II	0.01		0.43%
Blue Chip Growth Series NAV	0.01	12.76%	Mid Cap Value Series NAV	0.01		0.64%
Capital Appreciation Series I	0.00	11.61%	Natural Resources Series I	0.00	[10]	40.68%
Capital Appreciation Series II	0.00	11.36%	Natural Resources Series II	0.00	[10]	40.44%
Capital Appreciation Series NAV	0.01	11.58%	Natural Resources Series NAV	0.00	[10]	40.81%

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Portfolio	Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007	Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007	Portfolio	Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007		Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Dynamic Growth Series I	$0.01	9.11%	Quantitative All Cap Series I	$0.00	[10]	3.78%
Dynamic Growth Series II	0.01	9.02%	Quantitative All Cap Series II	0.00	[10]	3.57%
Dynamic Growth Series NAV	0.00	9.44%	Quantitative All Cap Series NAV	0.00	[10]	3.88%
Emerging Growth Series I	0.01	3.88%	Quantitative Mid Cap Series I	0.05		–2.65%
Emerging Growth Series II	0.00	3.74%	Quantitative Mid Cap Series II	0.05		–2.77%
Emerging Growth Series NAV	0.00	4.01%	Quantitative Mid Cap Series NAV	0.06		–2.42%
Emerging Small Company Series I	0.04	7.87%	Science & Technology Series I	0.02		19.40%
Emerging Small Company Series II	0.04	7.66%	Science & Technology Series II	0.01		19.19%
Emerging Small Company Series NAV	0.02	7.99%	Science & Technology Series NAV	0.01		19.53%
Equity-Income Series I	0.00	3.35%	Small Cap Growth Series I	0.00	[10]	13.99%
Equity-Income Series II	0.01	3.10%	Small Cap Growth Series II	0.00	[10]	13.77%
Equity-Income Series NAV	0.00	3.39%	Small Cap Growth Series NAV	0.00	[10]	13.98%
Financial Services Series I	0.00	–6.82%	Small Cap Opportunities Series I	0.01		–7.70%
Financial Services Series II	0.01	–6.99%	Small Cap Opportunities Series II	0.02		–7.89%
Financial Services Series NAV	0.00	–6.74%	Small Cap Opportunities Series NAV	0.01		–7.65%
Global Series I	0.03	1.11%	Small Company Value Series I	0.00	[10]	–1.20%
Global Series II	0.04	0.87%	Small Company Value Series II	0.00	[10]	–1.35%
Global Series NAV	0.00	1.32%	Small Company Value Series NAV	0.00	[10]	–1.14%
Global Allocation Series I	0.01	5.04%	U.S. Core Series I	0.06		0.95%
Global Allocation Series II	0.01	4.78%	U.S. Core Series II	0.05		0.73%
Global Allocation Series NAV	0.00	5.06%	U.S. Core Series NAV	0.04		1.10%
Health Sciences Series I	0.01	17.60%	U.S. Global Leaders Growth Series I	0.00	[10]	3.63%
Health Sciences Series II	0.01	17.37%	U.S. Global Leaders Growth Series II	0.01		3.42%
Health Sciences Series NAV	0.00	17.73%	U.S. Global Leaders Growth Series NAV	0.01		3.64%
Income & Value Series I	0.01	1.02%	U.S. Large Cap Series I	0.01		–0.40%
Income & Value Series II	0.01	0.81%	U.S. Large Cap Series II	0.01		–0.58%
Income & Value Series NAV	0.01	1.03%	U.S. Large Cap Series NAV	0.01		–0.32%
International Core Series I	0.01	11.42%	Utilities Series I	0.01		27.31%
International Core Series II	0.00	11.21%	Utilities Series II	0.00	[10]	27.10%
International Core Series NAV	0.01	11.46%	Utilities Series NAV	0.00	[10]	27.43%
International Small Cap Series I	0.02	10.06%	Value Series I	0.03		8.03%
International Small Cap Series II	0.01	9.84%	Value Series II	0.03		7.82%
International Small Cap Series NAV	0.01	10.14%	Value Series NAV	0.02		8.14%
International Value Series I	0.01	9.46%
International Value Series II	0.01	9.29%
International Value Series NAV	0.01	9.54%

5	Does not take into consideration expense reductions during the periods shown.
6	Series NAV shares began operations on 4-29-05.
7	Not annualized.
8	Annualized.
9	Less than $500,000.
10	Less than $0.01 per share.
11	Series NAV shares began operations on 2-28-05.
12	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
13	Does not include expenses of the investment companies in which the Portfolio invests.
14
The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

15	Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
16	Less than 1%.
17	Series I and Series II shares began operations on 11-2-05 and 7-29-05, respectively.
18	Series I, Series II and Series III shares began operations on 10-31-07.
19	Series II shares began operations on 5-1-07.
20	John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.
21	Excludes merger activity.
22	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
23	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
24	The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 1.08% for Series I and 1.28% for Series II.
25	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
26	Series I and Series NAV shares began operations on 5-1-07.
27	Series NAV shares began operations on 4-28-06.
28
Effective 4-29-05, shareholders of the former VST Growth & Income Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Growth & Income Trust II. Additionally, the accounting and performance history of the former VST Growth & Income Fund Series NAV was redesignated as that of Series NAV shares of Growth & Income Trust II.

29	Audited by previous Independent Registered Public Accounting Firm.
30	Certain amounts have been reclassified to permit comparison.
31	The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II, respectively.
32	Series I, Series II and Series NAV shares began operations on 4-29-05.
33
Effective 4-29-05, shareholders of the former VST Managed Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Managed. Additionally, the accounting and performance history of the former VST Managed Fund Series NAV was redesignated as that of Series NAV shares of Managed.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

34	Series I, Series II and Series NAV shares began operations on 5-1-07.
35	Less than 0.01%.
36	Series I and Series II shares began operations on 4-29-05.
37
Effective 4-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the former VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value.

39	Certain amounts in 2003 have been reclassified to permit comparison.
40	Series NAV shares began operations on 5-1-07.
41
John Hancock Life Insurance Company made a voluntary payment to Series I, Series II and Series NAV of $14,372, $28,883 and $1,943,168, respectively. Excluding this payment, total returns would have been 19.39%, 19.14% and 19.44% for Series I, Series II and Series NAV, respectively. See Note 1.

42
Effective 4-29-05, shareholders of the former VST Overseas Equity B Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Overseas Equity. Additionally, the accounting and performance history of the former VST Overseas Equity B Fund Series NAV was redesignated as that of Series NAV shares of Overseas Equity.

43	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 4-29-05, respectively.
44
The ratios of gross and net operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.15% for Series I and 1.38% and 1.35% for Series II, respectively.

45
Effective 4-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Small Growth. Additionally, the accounting and performance history of the former VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Growth.

46
Effective 4-29-05, shareholders of the former VST Small Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Small Cap Value Trust. Additionally, the accounting and performance history of the former VST Small Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Value Trust.

47	Series NAV shares began operations on 10-24-05.
48	The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.92% and 1.12% for Series I and Series II, respectively.
49	The Portfolio turnover rate including the effect of “TBA” (to be announced) for the period ended was 59%. Prior years exclude the effect of TBA transactions.
50	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.86% and 1.06% based on the mix of underlying funds held by the portfolio.
51	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.33% and 0.89% based on the mix of underlying funds held by the portfolio.
52	Net investment income/loss per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

Portfolio	Series	Per share	Percentage of average net assets
Health Sciences	I	$0.03	0.18%
Health Sciences	II	$0.03	0.18%
Health Sciences	NAV	$0.02	0.17%
Mid Value	I	$0.11	0.81%
Mid Value	II	$0.13	0.98%
Mid Value	NAV	$0.13	0.99%
Value & Restructuring	NAV	$0.07	0.42%
Vista	NAV	$0.03	0.13%

53	Effective December 14, 2007, the Subadviser changed to Wellington Management Company, LLP.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

All Cap Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 92.74%

Aerospace - 4.36%
Boeing Company	179,100	$15,664,086
Lockheed Martin Corp.	110,600	11,641,756
Northrop Grumman Corp.	181,600	14,281,024

		41,586,866
Air Travel - 0.35%
AMR Corp. *	102,300	1,435,269
US Airways Group, Inc. *	128,400	1,888,764

		3,324,033
Apparel & Textiles - 0.03%
Perry Ellis International, Inc. *	20,300	312,214

Auto Parts - 1.63%
Autoliv, Inc.	133,500	7,036,785
Johnson Controls, Inc.	237,000	8,541,480

		15,578,265
Banking - 2.84%
Bank of America Corp.	366,100	15,105,286
Northern Trust Corp.	156,200	11,961,796

		27,067,082
Biotechnology - 0.36%
MGI Pharma, Inc. *	83,700	3,392,361

Broadcasting - 0.33%
CBS Corp., Class B	33,800	921,050
Liberty Global, Inc., Class A *	56,200	2,202,478

		3,123,528
Building Materials & Construction - 0.18%
Drew Industries, Inc. *	9,900	271,260
Perini Corp. *	33,700	1,395,854

		1,667,114
Business Services - 1.81%
Accenture, Ltd., Class A	335,600	12,091,668
Brinks Company	44,200	2,640,508
Computer Sciences Corp. *	50,500	2,498,235

		17,230,411
Cable & Television - 1.51%
Comcast Corp., Class A *	140,600	2,567,356
DIRECTV Group, Inc. *	512,500	11,849,000

		14,416,356
Cellular Communications - 0.34%
Telephone & Data Systems, Inc.	52,400	3,280,240

Chemicals - 1.50%
Cambrex Corp.	30,500	255,590
Celanese Corp., Series A	101,300	4,287,016
E.I. Du Pont de Nemours & Company	70,700	3,117,163
Eastman Chemical Company	44,500	2,718,505
Lubrizol Corp.	19,600	1,061,536
Terra Industries, Inc. *	60,000	2,865,600

		14,305,410
Commercial Services - 0.17%
Shaw Group, Inc. *	27,100	1,637,924

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment - 5.05%
Agilysys, Inc.	4,900	$74,088
Apple, Inc. *	87,700	17,371,616
Cisco Systems, Inc. *	11,500	311,305
International Business Machines Corp.	179,000	19,349,900
Lexmark International, Inc. *	160,400	5,591,544
Seagate Technology	89,400	2,279,700
Tech Data Corp. *	83,200	3,138,304

		48,116,457
Construction Materials - 0.13%
Sherwin-Williams Company	22,100	1,282,684

Containers & Glass - 0.16%
Owens-Illinois, Inc. *	30,900	1,529,550

Cosmetics & Toiletries - 1.79%
Colgate-Palmolive Company	82,500	6,431,700
Kimberly-Clark Corp.	146,400	10,151,376
Procter & Gamble Company	6,900	506,598

		17,089,674
Crude Petroleum & Natural Gas - 4.19%
Bois d’Arc Energy, Inc. *	1,900	37,715
Chesapeake Energy Corp.	239,000	9,368,800
Hess Corp.	125,600	12,668,016
Marathon Oil Corp.	185,900	11,313,874
Sunoco, Inc.	91,300	6,613,772

		40,002,177
Domestic Oil - 0.83%
Frontier Oil Corp.	153,300	6,220,914
St. Mary Land & Exploration Company	42,700	1,648,647

		7,869,561
Drugs & Health Care - 0.07%
Quidel Corp. *	32,500	632,775

Electrical Utilities - 1.71%
American Electric Power Company, Inc.	10,500	488,880
Constellation Energy Group, Inc.	30,800	3,157,924
Edison International	110,500	5,897,385
FirstEnergy Corp.	93,700	6,778,258

		16,322,447
Electronics - 1.98%
Arrow Electronics, Inc. *	106,300	4,175,464
Avnet, Inc. *	133,200	4,658,004
Belden, Inc.	5,300	235,850
Garmin, Ltd.	65,100	6,314,700
Teleflex, Inc.	52,400	3,301,724
Zoran Corp. *	8,200	184,582

		18,870,324
Energy - 0.93%
Sempra Energy	143,500	8,879,780

Financial Services - 6.60%
Bank of New York Mellon Corp.	185,400	9,040,104
Citigroup, Inc.	441,200	12,988,928

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Federated Investors, Inc., Class B	49,700	$2,045,652
Goldman Sachs Group, Inc.	69,300	14,902,965
Morgan Stanley	226,200	12,013,482
Nasdaq Stock Market, Inc. *	144,200	7,136,458
Wells Fargo & Company	160,400	4,842,476

		62,970,065
Food & Beverages - 2.71%
Coca-Cola Enterprises, Inc.	301,400	7,845,442
Pepsi Bottling Group, Inc.	110,200	4,348,492
PepsiCo, Inc.	88,400	6,709,560
Sysco Corp.	40,900	1,276,489
William Wrigley Jr. Company	97,500	5,708,625

		25,888,608
Furniture & Fixtures - 0.19%
Leggett & Platt, Inc.	105,700	1,843,408

Gas & Pipeline Utilities - 2.31%
Global Industries, Ltd. *	313,000	6,704,460
ONEOK, Inc.	9,400	420,838
Transocean, Inc. *	83,121	11,898,771
Williams Companies, Inc.	84,800	3,034,144

		22,058,213
Healthcare Products - 2.67%
Baxter International, Inc.	114,000	6,617,700
Becton, Dickinson & Company	1,900	158,802
Cypress Biosciences, Inc. *	30,900	340,827
Herbalife, Ltd.	202,200	8,144,616
Johnson & Johnson	55,200	3,681,840
Kinetic Concepts, Inc. *	121,300	6,496,828

		25,440,613
Healthcare Services - 3.99%
Alliance Imaging, Inc. *	41,000	394,420
Amedisys, Inc. *	1	48
Apria Healthcare Group, Inc. *	26,100	562,977
Health Net, Inc. *	213,400	10,307,220
Humana, Inc. *	137,600	10,362,656
McKesson Corp.	55,600	3,642,356
Medco Health Solutions, Inc. *	126,300	12,806,820

		38,076,497
Holdings Companies/Conglomerates - 0.99%
General Electric Company	254,300	9,426,901

Homebuilders - 0.35%
NVR, Inc. * (a)	6,400	3,353,600

Hotels & Restaurants - 2.02%
Darden Restaurants, Inc.	44,500	1,233,095
McDonald’s Corp.	93,500	5,508,085
Yum! Brands, Inc.	328,300	12,564,041

		19,305,221
Industrial Machinery - 0.08%
Intevac, Inc. *	53,800	782,252

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance - 3.08%
ACE, Ltd.	194,000	$11,985,320
Aetna, Inc.	11,300	652,349
Allied World Assurance Holdings, Ltd.	27,400	1,374,658
MetLife, Inc.	29,300	1,805,466
PartnerRe, Ltd.	22,300	1,840,419
Reinsurance Group of America, Inc.	11,300	593,024
XL Capital, Ltd., Class A	220,600	11,098,386

		29,349,622
International Oil - 4.39%
Chevron Corp.	11,200	1,045,296
ConocoPhillips	181,200	15,999,960
Exxon Mobil Corp.	200,500	18,784,845
Noble Corp.	107,500	6,074,825

		41,904,926
Internet Content - 1.28%
Google, Inc., Class A *	15,200	10,510,496
Yahoo!, Inc. *	72,600	1,688,676

		12,199,172
Internet Retail - 0.21%
eBay, Inc. *	59,700	1,981,443

Internet Software - 0.08%
Symantec Corp. *	48,600	784,404

Leisure Time - 0.10%
Regal Entertainment Group, Class A (a)	48,500	876,395
Vail Resorts, Inc. *	800	43,048

		919,443
Manufacturing - 1.49%
Honeywell International, Inc.	230,700	14,204,199

Metal & Metal Products - 0.24%
Reliance Steel & Aluminum Company	41,700	2,260,140

Mining - 0.88%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	82,000	8,400,080

Paper - 0.19%
Buckeye Technologies, Inc. *	17,100	213,750
International Paper Company	49,000	1,586,620

		1,800,370
Petroleum Services - 1.61%
ENSCO International, Inc.	127,600	7,607,512
Helmerich & Payne, Inc.	16,000	641,120
Tesoro Corp.	149,000	7,107,300

		15,355,932
Pharmaceuticals - 6.38%
Bristol-Myers Squibb Company	489,300	12,976,236
Eli Lilly & Company	76,700	4,095,013
Gilead Sciences, Inc. *	161,100	7,412,211
Merck & Company, Inc.	102,800	5,973,708
Noven Pharmaceuticals, Inc. *	8,600	119,368
Pfizer, Inc.	578,500	13,149,305

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Schering-Plough Corp.	372,600	$9,926,064
Sepracor, Inc. *	271,400	7,124,250
ViroPharma, Inc. *	10,600	84,164

		60,860,319

Railroads & Equipment - 0.48%
CSX Corp.	103,900	4,569,522

Real Estate - 1.24%
Apartment Investment & Management
Company, Class A, REIT	6,900	239,637
Equity Residential, REIT	43,300	1,579,151
Health Care, Inc., REIT (a)	19,500	871,455
Hospitality Properties Trust, REIT	23,000	741,060
Liberty Property Trust, REIT	22,100	636,701
ProLogis, REIT	34,900	2,211,962
Public Storage, Inc., REIT	3,800	278,958
Regency Centers Corp., REIT	18,100	1,167,269
Simon Property Group, Inc., REIT	24,600	2,136,756
Vornado Realty Trust, REIT	22,200	1,952,491

		11,815,440

Retail Grocery - 1.16%
The Kroger Company	414,800	11,079,308

Retail Trade - 3.35%
Barnes & Noble, Inc.	26,600	916,370
Big Lots, Inc. *	426,100	6,813,339
BJ’s Wholesale Club, Inc. *	224,800	7,604,984
Dick’s Sporting Goods, Inc. *	255,700	7,098,232
Dollar Tree Stores, Inc. *	81,800	2,120,256
RadioShack Corp. (a)	413,500	6,971,610
United Rentals, Inc. *	22,300	409,428

		31,934,219
Sanitary Services - 0.25%
Allied Waste Industries, Inc. *	149,800	1,650,796
Waste Management, Inc.	21,100	689,337

		2,340,133
Semiconductors - 1.68%
Amkor Technology, Inc. *	152,800	1,303,384
Emulex Corp. *	66,900	1,091,808
MEMC Electronic Materials, Inc. *	71,300	6,309,337
NVIDIA Corp. *	214,500	7,297,290

		16,001,819
Software - 2.96%
Microsoft Corp.	786,900	28,013,640
SPSS, Inc. *	5,300	190,323

		28,203,963
Steel - 0.25%
Allegheny Technologies, Inc.	28,000	2,419,200

Telecommunications Equipment &
Services - 2.48%
Embarq Corp.	161,000	7,974,330

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
Verizon Communications, Inc.	357,800	$15,632,282

		23,606,612
Telephone - 2.45%
AT&T, Inc.	458,100	19,038,636
U.S. Cellular Corp. *	12,800	1,076,480
Windstream Corp.	251,900	3,279,738

		23,394,854
Tires & Rubber - 0.28%
Cooper Tire & Rubber Company	158,700	2,631,246

Tobacco - 1.06%
Altria Group, Inc.	134,100	10,135,278

Toys, Amusements & Sporting Goods - 0.21%
Hasbro, Inc.	77,300	1,977,334

Trucking & Freight - 0.80%
Ryder Systems, Inc.	162,500	7,639,125

TOTAL COMMON STOCKS (Cost $887,867,031)		$884,430,714

SHORT TERM INVESTMENTS - 1.72%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$10,373,269	$10,373,269
U.S. Treasury Bills
zero coupon due 01/17/2008 ****	6,090,000	6,080,873

TOTAL SHORT TERM INVESTMENTS
(Cost $16,454,142)		$16,454,142

REPURCHASE AGREEMENTS - 6.66%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$63,503,698 on 01/02/2008,
collateralized by $61,535,000
Federal Home Loan Mortgage
Corp., 5.125% due 04/18/2011
(valued at $64,765,588, including interest)	$63,491,000	$63,491,000

TOTAL REPURCHASE AGREEMENTS
(Cost $63,491,000)		$63,491,000

Total Investments (All Cap Core Trust)
(Cost $967,812,173) - 101.12%		$964,375,856
Liabilities in Excess of Other Assets - (1.12)%		(10,728,496)

TOTAL NET ASSETS - 100.00%		$953,647,360

All Cap Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.81%

Aerospace - 5.97%
Boeing Company	33,466	$2,926,936

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
General Dynamics Corp.	68,791	$6,121,711
Spirit Aerosystems Holdings, Inc., Class A *	225,871	7,792,550
United Technologies Corp.	76,313	5,840,997

		22,682,194
Agriculture - 1.89%
Monsanto Company	41,267	4,609,111
The Mosaic Company *	27,198	2,565,860

		7,174,971
Apparel & Textiles - 1.80%
Coach, Inc. *	137,548	4,206,218
Crocs, Inc. * (a)	72,082	2,653,338

		6,859,556
Auto Parts - 0.50%
BorgWarner, Inc.	39,420	1,908,322

Biotechnology - 2.87%
Applera Corp.	115,485	3,917,251
Biogen Idec, Inc. *	52,221	2,972,419
Genzyme Corp. *	54,109	4,027,874

		10,917,544
Broadcasting - 0.53%
Grupo Televisa SA, SADR *	84,894	2,017,930

Building Materials & Construction - 2.97%
Chicago Bridge & Iron Company N.V.	75,713	4,576,094
Foster Wheeler, Ltd. *	43,431	6,732,673

		11,308,767
Business Services - 1.42%
Accenture, Ltd., Class A	150,003	5,404,608

Cellular Communications - 1.48%
America Movil SA de CV, Series L, ADR	30,942	1,899,529
China Mobile, Ltd.	214,000	3,726,702

		5,626,231

Chemicals - 1.70%
Syngenta AG *	25,403	6,446,271

Computers & Business Equipment - 11.81%
Apple, Inc. *	69,130	13,693,270
Cisco Systems, Inc. *	350,509	9,488,279
Dell, Inc. *	389,902	9,556,498
Hewlett-Packard Company	56,351	2,844,598
MICROS Systems, Inc. *	44,061	3,091,320
Research In Motion, Ltd. *	55,062	6,244,031

		44,917,996
Construction & Mining Equipment - 1.01%
National Oilwell Varco, Inc. *	52,082	3,825,944

Cosmetics & Toiletries - 0.88%
Colgate-Palmolive Company	42,671	3,326,631

Crude Petroleum & Natural Gas - 1.39%
Occidental Petroleum Corp.	68,500	5,273,815

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Educational Services - 1.74%
Apollo Group, Inc., Class A *	94,343	$6,618,161

Electrical Equipment - 1.93%
Emerson Electric Company	112,026	6,347,393
Varian, Inc. *	15,148	989,165

		7,336,558
Electronics - 3.93%
Amphenol Corp., Class A	118,522	5,495,865
Garmin, Ltd.	31,203	3,026,691
Thermo Fisher Scientific, Inc. *	68,379	3,944,101
Trimble Navigation, Ltd. *	81,769	2,472,694

		14,939,351
Energy - 2.35%
McDermott International, Inc. *	151,126	8,920,968

Financial Services - 6.09%
Ameriprise Financial, Inc.	106,258	5,855,878
Goldman Sachs Group, Inc.	26,602	5,720,760
JP Morgan Chase & Company	130,017	5,675,242
Nasdaq Stock Market, Inc. *	13,350	660,692
optionsXpress Holdings, Inc.	41,503	1,403,632
Waddell & Reed Financial, Inc., Class A	106,860	3,856,577

		23,172,781
Food & Beverages - 0.50%
Hansen Natural Corp. *	42,630	1,888,083

Healthcare Services - 5.09%
Express Scripts, Inc. *	69,693	5,087,589
Health Net, Inc. *	142,703	6,892,555
McKesson Corp.	75,738	4,961,596
Pediatrix Medical Group, Inc. *	978	66,651
UnitedHealth Group, Inc.	40,504	2,357,333

		19,365,724
Household Products - 0.43%
Clorox Company	25,142	1,638,504

Industrial Machinery - 4.05%
Cameron International Corp. *	64,456	3,102,267
Grant Prideco, Inc. *	140,926	7,822,802
Komatsu, Ltd.	166,670	4,469,950

		15,395,019
Industrials - 1.41%
ABB, Ltd.	185,374	5,344,660

Internet Content - 3.29%
Google, Inc., Class A *	18,108	12,521,320

Internet Retail - 4.88%
Amazon.com, Inc. *	103,324	9,571,935
eBay, Inc. *	215,468	7,151,383
Expedia, Inc. *	57,832	1,828,648

		18,551,966
Leisure Time - 1.29%
Electronic Arts, Inc. *	84,108	4,912,748

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 1.08%
Honeywell International, Inc.	66,698	$4,106,596

Medical-Hospitals - 0.98%
VCA Antech, Inc. *	84,359	3,731,199

Metal & Metal Products - 2.68%
Precision Castparts Corp.	63,254	8,773,330
Titanium Metals Corp. * (a)	53,048	1,403,119

		10,176,449
Petroleum Services - 1.83%
Valero Energy Corp.	99,520	6,969,386

Pharmaceuticals - 7.71%
Celgene Corp. *	42,564	1,966,883
Gilead Sciences, Inc. *	149,091	6,859,677
Merck & Company, Inc.	161,967	9,411,902
Schering-Plough Corp.	150,045	3,997,199
Shire PLC	174,915	4,022,103
Teva Pharmaceutical Industries, Ltd., SADR	65,888	3,062,474

		29,320,238
Retail Trade - 2.16%
Aeropostale, Inc. *	152,591	4,043,662
Longs Drug Stores Corp.	38,087	1,790,089
PetSmart, Inc.	101,623	2,391,189

		8,224,940
Semiconductors - 1.41%
Texas Instruments, Inc.	160,584	5,363,506

Software - 4.73%
Adobe Systems, Inc. *	125,998	5,383,895
Autodesk, Inc. *	79,533	3,957,562
Microsoft Corp.	214,421	7,633,388
VeriFone Holdings, Inc. *	42,854	996,355

		17,971,200
Telecommunications Equipment &
Services - 1.03%
Amdocs, Ltd. *	113,522	3,913,103

TOTAL COMMON STOCKS (Cost $300,372,459)		$368,073,240

SHORT TERM INVESTMENTS - 1.06%
John Hancock Cash
Investment Trust, 5.1013% (c) (f)	$4,039,604	$4,039,604

TOTAL SHORT TERM INVESTMENTS
(Cost $4,039,604)		$4,039,604

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 3.21%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.55% to be repurchased at
$12,196,405 on 01/02/2008,
collateralized by $12,035,000
Federal Home Loan Bank, 4.875%
due 05/14/2010 (valued at	$12,194,000	$12,194,000
$12,441,181, including interest)

TOTAL REPURCHASE AGREEMENTS
(Cost $12,194,000)		$12,194,000

Total Investments (All Cap Growth Trust)
(Cost $316,606,063) - 101.08%		$384,306,844
Liabilities in Excess of Other Assets - (1.08)%		(4,089,989)

TOTAL NET ASSETS - 100.00%		$380,216,855

All Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.19%

Aerospace - 3.31%
Alliant Techsystems, Inc. *	12,300	$1,399,248
Curtiss-Wright Corp.	10,000	502,000
General Dynamics Corp.	24,400	2,171,356
Moog, Inc., Class A *	7,300	334,413

		4,407,017
Agriculture - 1.57%
Archer-Daniels-Midland Company	45,100	2,093,993

Apparel & Textiles - 0.48%
VF Corp.	9,300	638,538

Auto Parts - 0.54%
Autoliv, Inc.	13,200	695,772
Gentex Corp.	1,200	21,324

		717,096
Banking - 2.31%
Commerce Bancshares, Inc.	10,815	485,161
Cullen Frost Bankers, Inc.	51,165	2,592,019

		3,077,180
Biotechnology - 2.70%
Amgen, Inc. *	43,600	2,024,784
Applera Corp.	46,100	1,563,712

		3,588,496
Business Services - 1.92%
Cadence Design Systems, Inc. *	39,370	669,684
R.R. Donnelley & Sons Company	32,185	1,214,662
URS Corp. *	12,400	673,692

		2,558,038
Chemicals - 5.27%
Albemarle Corp.	7,000	288,750
Cabot Corp.	10,600	353,404

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Cytec Industries, Inc.	35,400	$2,179,932
Dow Chemical Company	17,400	685,908
Eastman Chemical Company	5,000	305,450
Hercules, Inc.	18,000	348,300
Olin Corp.	42,600	823,458
Praxair, Inc.	13,582	1,204,859
Rohm & Haas Company	15,600	827,892

		7,017,953
Computers & Business Equipment - 1.57%
Cisco Systems, Inc. *	28,200	763,374
Intermec, Inc. * (a)	6,100	123,891
Sun Microsystems, Inc. *	66,300	1,202,019

		2,089,284
Construction & Mining Equipment - 0.37%
Carbo Ceramics, Inc. (a)	13,396	498,331

Containers & Glass - 2.26%
Ball Corp.	18,669	840,105
Pactiv Corp. *	47,900	1,275,577
Sonoco Products Company	27,300	892,164

		3,007,846
Cosmetics & Toiletries - 2.20%
International Flavors & Fragrances, Inc.	32,380	1,558,449
Procter & Gamble Company	18,606	1,366,053

		2,924,502
Crude Petroleum & Natural Gas - 1.73%
Apache Corp.	4,000	430,160
Chesapeake Energy Corp.	33,600	1,317,120
Forest Oil Corp. * (a)	10,900	554,156

		2,301,436
Domestic Oil - 0.77%
Range Resources Corp.	20,000	1,027,200

Electrical Equipment - 2.20%
Anixter International, Inc. *	25,911	1,613,478
Emerson Electric Company	23,102	1,308,959

		2,922,437
Electrical Utilities - 2.57%
CMS Energy Corp.	30,340	527,309
PG&E Corp.	10,100	435,209
The Southern Company	41,700	1,615,875
Wisconsin Energy Corp.	17,400	847,554

		3,425,947
Electronics - 1.51%
Rogers Corp. *	18,400	798,008
Zebra Technologies Corp., Class A *	35,100	1,217,970

		2,015,978
Financial Services - 3.18%
Bank of New York Mellon Corp.	66,923	3,263,166
GATX Corp.	10,900	399,812

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
PNC Financial Services Group, Inc.	8,600	$564,590

		4,227,568
Food & Beverages - 4.59%
Coca-Cola Enterprises, Inc.	49,100	1,278,073
Diageo PLC, SADR	12,300	1,055,709
PepsiCo, Inc.	17,621	1,337,434
Smithfield Foods, Inc. *	25,800	746,136
The Coca-Cola Company	27,600	1,693,812

		6,111,164
Gas & Pipeline Utilities - 3.55%
AGL Resources, Inc.	13,200	496,848
El Paso Corp.	57,200	986,128
Nicor, Inc. (a)	12,600	533,610
Spectra Energy Corp.	46,400	1,198,048
UGI Corp.	55,600	1,515,100

		4,729,734
Gold - 2.16%
Barrick Gold Corp.	68,445	2,878,112

Healthcare Products - 0.20%
Patterson Companies, Inc. *	7,900	268,205

Healthcare Services - 2.53%
DaVita, Inc. *	33,200	1,870,820
Quest Diagnostics, Inc.	28,200	1,491,780

		3,362,600
Holdings Companies/Conglomerates - 6.25%
Berkshire Hathaway, Inc., Class B *	780	3,694,080
General Electric Company	124,621	4,619,700

		8,313,780
Household Products - 0.45%
Fortune Brands, Inc.	8,200	593,352

Industrial Machinery - 1.27%
IDEX Corp.	26,483	956,831
Kennametal, Inc.	19,400	734,484

		1,691,315
Insurance - 3.86%
Aon Corp.	33,000	1,573,770
Chubb Corp.	21,400	1,168,012
Hartford Financial Services Group, Inc.	16,900	1,473,511
HCC Insurance Holdings, Inc.	24,900	714,132
W.R. Berkley Corp.	7,200	214,632

		5,144,057
International Oil - 4.52%
Chevron Corp.	3,800	354,654
EnCana Corp.	11,000	747,560
Exxon Mobil Corp.	52,409	4,910,199

		6,012,413
Internet Software - 0.75%
McAfee, Inc. *	26,501	993,788

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Liquor - 0.65%
Brown Forman Corp., Class B	11,700	$867,087

Manufacturing - 5.78%
AptarGroup, Inc.	22,400	916,384
Carlisle Companies, Inc.	114,646	4,245,341
Eaton Corp.	7,610	737,790
Hexcel Corp. *	26,800	650,704
Honeywell International, Inc.	18,500	1,139,045

		7,689,264
Metal & Metal Products - 1.54%
Quanex Corp.	39,439	2,046,884

Petroleum Services - 1.32%
Exterran Holdings, Inc. *	2,590	211,862
Halliburton Company	32,342	1,226,085
Superior Energy Services, Inc. *	9,200	316,664

		1,754,611
Pharmaceuticals - 8.80%
Abbott Laboratories	69,000	3,874,350
Eli Lilly & Company	39,700	2,119,583
Mylan Laboratories, Inc. (a)	44,602	627,104
Onyx Pharmaceuticals, Inc. *	18,500	1,028,970
Schering-Plough Corp.	87,496	2,330,894
Teva Pharmaceutical Industries, Ltd., SADR	37,300	1,733,704

		11,714,605
Publishing - 0.23%
Meredith Corp.	5,500	302,390

Railroads & Equipment - 0.97%
Burlington Northern Santa Fe Corp.	15,500	1,290,065

Retail Grocery - 1.22%
The Kroger Company	60,966	1,628,402

Retail Trade - 3.27%
Costco Wholesale Corp.	28,300	1,974,208
Kohl’s Corp. *	26,300	1,204,540
Macy’s, Inc.	26,020	673,137
Target Corp.	9,900	495,000

		4,346,885
Steel - 1.18%
Carpenter Technology Corp.	20,900	1,571,053

Telecommunications Equipment &
Services - 2.23%
Corning, Inc.	100,900	2,420,591
JDS Uniphase Corp. *	41,000	545,300

		2,965,891

Telephone - 3.20%
AT&T, Inc.	102,477	4,258,944

Transportation - 0.29%
Bristow Group, Inc. *	6,700	379,555

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trucking & Freight - 1.92%
Oshkosh Truck Corp.	54,200	$2,561,492

TOTAL COMMON STOCKS (Cost $121,218,866)		$132,014,488

SHORT TERM INVESTMENTS - 1.74%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$2,310,254	$2,310,254

TOTAL SHORT TERM INVESTMENTS
(Cost $2,310,254)		$2,310,254

REPURCHASE AGREEMENTS - 0.36%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $481,096 on 01/02/2008, collateralized by $480,000 Federal Farm Credit Bank, 5.15% due 11/15/2019 (valued at $492,000, including interest)	$481,000	$481,000

TOTAL REPURCHASE AGREEMENTS (Cost $481,000)		$481,000

Total Investments (All Cap Value Trust) (Cost $124,010,120) - 101.29%		$134,805,742
Liabilities in Excess of Other Assets - (1.29)%		(1,716,995)

TOTAL NET ASSETS - 100.00%		$133,088,747

American Asset Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Asset Allocation Trust - Class 1	27,587,094	$510,637,108

TOTAL INVESTMENT COMPANIES (Cost $528,451,261)		$510,637,108

Total Investments (American Asset Allocation Trust) (Cost $528,451,261) - 100.00%		$510,637,108
Liabilities in Excess of Other Assets - 0.00%		(16,038)

TOTAL NET ASSETS - 100.00%		$510,621,070

American Blue Chip Income & Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Blue Chip Income & Growth Trust - Class 2	15,306,979	$175,264,905

TOTAL INVESTMENT COMPANIES (Cost $156,690,712)		$175,264,905

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Investments (American Blue Chip Income & Growth	$175,264,905
Trust) (Cost $156,690,712) - 100.01% Liabilities in Excess of Other Assets - (0.01)%	(24,654)

TOTAL NET ASSETS - 100.00%	$175,240,251

American Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Bond Trust, Class 2	91,199,897	$1,005,934,859

TOTAL INVESTMENT COMPANIES (Cost $1,033,326,761)		$1,005,934,859

Total Investments (American Bond Trust) (Cost $1,033,326,761) - 100.00%		$1,005,934,859
Liabilities in Excess of Other Assets - 0.00%		(33,113)

TOTAL NET ASSETS - 100.00%		$1,005,901,746

American Fundamental Holdings Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.03%

American Funds Insurance Series - 100.03%
American Bond Fund	1,858,470	$20,703,360
American Growth Fund	215,068	14,456,892
American Growth-Income Fund	341,613	14,525,404
American International Fund	351,305	8,715,881

		58,401,537

TOTAL INVESTMENT COMPANIES (Cost $59,435,185)		$58,401,537

Total Investments (American Fundamental Holdings Trust) (Cost $59,435,185) - 100.03%	$58,401,537
Liabilities in Excess of Other Assets - (0.03)%	(16,868)

TOTAL NET ASSETS - 100.00%	$58,384,669

American Global Diversification Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Bond Fund	2,253,129	$25,099,857
American Global Growth Fund	1,879,174	47,261,225
American Global Small Capitalization Fund	630,465	17,148,641
American High-Income Bond Fund, Class 1	662,899	7,722,769
American New World Fund	415,278	10,751,558

		107,984,050

TOTAL INVESTMENT COMPANIES (Cost $109,192,610)		$107,984,050

Total Investments (American Global Diversification Trust) (Cost $109,192,610) - 100.01%	$107,984,050
Liabilities in Excess of Other Assets - (0.01)%	(12,644)

TOTAL NET ASSETS - 100.00%	$107,971,406

American Global Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Global Growth Trust - Class 1	9,038,486	$227,317,935

TOTAL INVESTMENT COMPANIES (Cost $227,113,541)		$227,317,935

Total Investments (American Global Growth Trust) (Cost $227,113,541) - 100.00%		$227,317,935
Liabilities in Excess of Other Assets - 0.00%		(8,921)

TOTAL NET ASSETS - 100.00%		$227,309,014

American Global Small Capitalization Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American Global Small Capitalization Trust - Class 1	3,195,787	$86,925,397

TOTAL INVESTMENT COMPANIES (Cost $90,161,939)		$86,925,397

Total Investments (American Global Small Capitalization		$86,925,397
Trust) (Cost $90,161,939) - 100.02%
Liabilities in Excess of Other Assets - (0.02)%		(20,578)

TOTAL NET ASSETS - 100.00%		$86,904,819

American Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Growth Trust - Class 2	27,585,779	$1,840,523,203

TOTAL INVESTMENT COMPANIES (Cost $1,510,221,487)		$1,840,523,203

Total Investments (American Growth Trust) (Cost $1,510,221,487) - 100.00%		$1,840,523,203
Liabilities in Excess of Other Assets - 0.00%		(52,362)

TOTAL NET ASSETS - 100.00%		$1,840,470,841

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

American Growth-Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Growth-Income Trust - Class 2	34,763,440	$1,469,102,975

TOTAL INVESTMENT COMPANIES (Cost $1,304,310,561)		$1,469,102,975

Total Investments (American Growth-Income Trust) (Cost $1,304,310,561) - 100.00%		$1,469,102,975
Liabilities in Excess of Other Assets - 0.00%		(45,384)

TOTAL NET ASSETS - 100.00%		$1,469,057,591

American High-Income Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.05%

American Funds Insurance Series - 100.05%
American High Income Bond Trust - Class 1	3,953,357	$46,056,604

TOTAL INVESTMENT COMPANIES (Cost $49,452,105)		$46,056,604

Total Investments (American High-Income Bond Trust) (Cost $49,452,105) - 100.05%		$46,056,604
Liabilities in Excess of Other Assets - (0.05)%		(21,012)

TOTAL NET ASSETS - 100.00%		$46,035,592

American International Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American International Trust - Class 2	51,511,922	$1,273,374,701

TOTAL INVESTMENT COMPANIES (Cost $951,804,988)		$1,273,374,701

Total Investments (American International Trust)
(Cost $951,804,988) - 100.00%		$1,273,374,701
Liabilities in Excess of Other Assets - 0.00%		(41,320)

TOTAL NET ASSETS - 100.00%		$1,273,333,381

American New World Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American New World Trust - Class 1	3,217,468	$83,300,255

TOTAL INVESTMENT COMPANIES (Cost $80,077,972)		$83,300,255

Total Investments (American New World Trust) (Cost $80,077,972) - 100.02%		$83,300,255
Liabilities in Excess of Other Assets - (0.02)%		(20,116)

TOTAL NET ASSETS - 100.00%		$83,280,139

Blue Chip Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.86%

Advertising - 1.00%
Monster Worldwide, Inc. *	404,600	$13,109,040
Omnicom Group, Inc.	407,400	19,363,722

		32,472,762

Aerospace - 2.58%
General Dynamics Corp.	521,974	46,450,466
Lockheed Martin Corp.	34,800	3,663,048
Rockwell Collins, Inc.	184,599	13,285,590
United Technologies Corp.	269,600	20,635,184

		84,034,288
Agriculture - 1.46%
Monsanto Company	425,204	47,491,035

Apparel & Textiles - 0.48%
Coach, Inc. *	513,100	15,690,598

Automobiles - 0.09%
PACCAR, Inc.	56,000	3,050,880

Banking - 0.96%
Northern Trust Corp.	407,389	31,197,850

Biotechnology - 1.12%
Genentech, Inc. *	544,922	36,547,918

Broadcasting - 0.22%
Discovery Holding Company *	285,200	7,169,928

Building Materials & Construction - 1.13%
Foster Wheeler, Ltd. *	236,600	36,677,732

Business Services - 1.87%
Accenture, Ltd., Class A	501,000	18,051,030
Automatic Data Processing, Inc.	807,781	35,970,488
Fiserv, Inc. *	127,300	7,063,877

		61,085,395
Cable & Television - 1.29%
Rogers Communications, Inc.	677,268	30,646,377
Shaw Communications, Inc. (a)	231,700	5,486,656
Viacom, Inc., Class B *	133,010	5,841,799

		41,974,832
Cellular Communications - 1.63%
America Movil SA de CV, Series L, ADR	794,051	48,746,791
Metropcs Communications, Inc. * (a)	220,100	4,280,945

		53,027,736
Chemicals - 0.19%
Praxair, Inc.	70,900	6,289,539

Computers & Business Equipment - 7.80%
Apple, Inc. *	392,100	77,667,168
Cisco Systems, Inc. *	2,036,918	55,139,370
Dell, Inc. *	980,273	24,026,491

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
EMC Corp. *	1,415,652	$26,232,032
Hewlett-Packard Company	420,100	21,206,648
Juniper Networks, Inc. *	1,446,221	48,014,537
Network Appliance, Inc. *	72,100	1,799,616

		254,085,862

Cosmetics & Toiletries - 1.26%
Procter & Gamble Company	560,874	41,179,369

Crude Petroleum & Natural Gas - 0.07%
EOG Resources, Inc.	24,700	2,204,475

Drugs & Health Care - 0.32%
Novartis AG	24,966	1,365,324
Wyeth	208,754	9,224,839

		10,590,163

Educational Services - 0.16%
Apollo Group, Inc., Class A *	75,400	5,289,310

Electronics - 0.17%
Thermo Fisher Scientific, Inc. *	98,700	5,693,016

Energy - 0.62%
McDermott International, Inc. *	343,700	20,288,611

Financial Services - 11.40%
American Express Company	738,352	38,409,071
Ameriprise Financial, Inc.	369,151	20,343,912
Bank of New York Mellon Corp.	521,961	25,450,819
Blackrock, Inc.	27,800	6,027,040
Charles Schwab Corp.	1,317,586	33,664,322
CME Group, Inc. (a)	38,400	26,342,400
Franklin Resources, Inc.	381,965	43,708,255
Goldman Sachs Group, Inc. (a)	206,476	44,402,664
IntercontinentalExchange, Inc. *	2,500	481,250
MasterCard, Inc., Class A	26,600	5,724,320
Merrill Lynch & Company, Inc.	233,790	12,549,847
Morgan Stanley	410,700	21,812,277
State Street Corp.	865,735	70,297,682
UBS AG	483,098	22,274,535

		371,488,394
Food & Beverages - 0.79%
PepsiCo, Inc.	207,404	15,741,964
Sysco Corp.	323,395	10,093,158

		25,835,122
Healthcare Products - 3.56%
Alcon, Inc.	134,200	19,195,968
Baxter International, Inc.	169,300	9,827,865
Medtronic, Inc.	659,436	33,149,848
St. Jude Medical, Inc. *	625,036	25,401,463
Stryker Corp.	381,879	28,533,999

		116,109,143
Healthcare Services - 5.45%
Cardinal Health, Inc.	211,895	12,236,936

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
Express Scripts, Inc. *	340,000	$24,820,000
Humana, Inc. *	235,500	17,735,505
Laboratory Corp. of America Holdings *	315,300	23,814,609
McKesson Corp.	262,300	17,183,273
Medco Health Solutions, Inc. *	265,600	26,931,840
UnitedHealth Group, Inc.	246,759	14,361,374
WellPoint, Inc. *	460,872	40,432,301

		177,515,838

Holdings Companies/Conglomerates - 3.14%
General Electric Company	2,762,601	102,409,619

Hotels & Restaurants - 1.12%
Marriott International, Inc., Class A	486,388	16,624,742
McDonald’s Corp.	173,100	10,197,321
Wynn Resorts, Ltd. * (a)	86,027	9,646,207

		36,468,270

Industrials - 0.03%
Fastenal Company	25,500	1,030,710

Insurance - 2.91%
Aetna, Inc.	712,948	41,158,488
American International Group, Inc.	240,374	14,013,804
CIGNA Corp.	63,700	3,422,601
Hartford Financial Services Group, Inc.	52,884	4,610,956
Prudential Financial, Inc.	338,600	31,503,344

		94,709,193

International Oil - 2.03%
Exxon Mobil Corp.	384,638	36,036,734
Murphy Oil Corp.	356,458	30,241,897

		66,278,631

Internet Content - 3.28%
Google, Inc., Class A *	151,966	105,081,450
Yahoo!, Inc. *	72,300	1,681,698

		106,763,148

Internet Retail - 2.83%
Amazon.com, Inc. *	719,289	66,634,933
eBay, Inc. *	774,535	25,706,817

		92,341,750

Internet Service Provider - 0.03%
Alibaba.com, Ltd. * (g)	241,500	871,858

Internet Software - 0.67%
McAfee, Inc. *	140,100	5,253,750
VeriSign, Inc. *	437,900	16,469,419

		21,723,169

Leisure Time - 2.19%
Electronic Arts, Inc. *	534,700	31,231,827
International Game Technology	248,802	10,929,872
Las Vegas Sands Corp. * (a)	138,800	14,303,340
MGM MIRAGE *	178,300	14,980,766

		71,445,805

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 2.89%
Danaher Corp. (a)	914,063	$80,199,888
Illinois Tool Works, Inc.	261,274	13,988,610

		94,188,498

Mining - 1.20%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	381,900	39,121,836

Petroleum Services - 6.28%
Baker Hughes, Inc.	439,059	35,607,685
Schlumberger, Ltd. (a)	868,192	85,404,047
Smith International, Inc.	778,272	57,475,387
Total SA, ADR	315,708	26,077,481

		204,564,600

Pharmaceuticals - 5.28%
Allergan, Inc.	464,700	29,852,328
Celgene Corp. *	401,000	18,530,210
Gilead Sciences, Inc. * (a)	1,145,562	52,707,307
Merck & Company, Inc.	534,700	31,071,417
Roche Holdings AG - Genusschein	134,395	23,232,289
Schering-Plough Corp.	631,100	16,812,504

		172,206,055

Publishing - 0.44%
McGraw-Hill Companies, Inc.	331,000	14,501,110

Retail Trade - 5.00%
Bed Bath & Beyond, Inc. *	356,500	10,477,535
Costco Wholesale Corp.	135,500	9,452,480
CVS Caremark Corp.	1,604,067	63,761,663
Kohl’s Corp. *	751,130	34,401,754
Target Corp.	457,722	22,886,100
Wal-Mart Stores, Inc.	460,864	21,904,866

		162,884,398

Semiconductors - 3.79%
Analog Devices, Inc.	506,143	16,044,733
ASML Holding NV *	63,244	1,978,905
Broadcom Corp., Class A *	289,100	7,557,074
Intel Corp.	1,158,492	30,885,397
Marvell Technology Group, Ltd. * (a)	1,532,810	21,428,684
Maxim Integrated Products, Inc.	463,672	12,278,034
Texas Instruments, Inc.	360,818	12,051,321
Xilinx, Inc.	980,225	21,437,521

		123,661,669

Software - 5.16%
Adobe Systems, Inc. *	369,175	15,774,848
Autodesk, Inc. *	408,900	20,346,864
Intuit, Inc. * (a)	407,422	12,878,609
Microsoft Corp.	2,607,240	92,817,744
Oracle Corp. *	1,082,162	24,435,218
TomTom NV *	24,000	1,812,638

		168,065,921

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 3.62%
American Tower Corp., Class A *	927,938	$39,530,158
Corning, Inc.	896,215	21,500,198
Nokia Oyj, SADR	962,128	36,936,094
QUALCOMM, Inc.	509,277	20,040,050

		118,006,500

Telephone - 0.76%
AT&T, Inc.	598,300	24,865,348

Toys, Amusements & Sporting Goods - 0.35%
Nintendo Company, Ltd.	19,700	11,566,887

Transportation - 0.24%
Expeditors International of Washington, Inc.	171,800	7,676,024

TOTAL COMMON STOCKS (Cost $2,512,612,739)		$3,222,340,795

SHORT TERM INVESTMENTS - 5.46%
John Hancock Cash Investment Trust, 5.1013% (c) (f)	$140,625,972	$140,625,972
T. Rowe Price Reserve Investment Fund (c)	37,221,245	37,221,245

TOTAL SHORT TERM INVESTMENTS
(Cost $177,847,217)		$177,847,217

REPURCHASE AGREEMENTS - 0.06%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$2,000,400 on 01/02/2008,
collateralized by $2,000,000
Federal Home Loan Bank, 5.435%
due 12/20/2022 (valued at
$2,042,500, including interest)	$2,000,000	$2,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,000,000)		$2,000,000

Total Investments (Blue Chip Growth Trust)
(Cost $2,692,459,956) - 104.38%		$3,402,188,012
Liabilities in Excess of Other Assets - (4.38)%		(142,728,646)

TOTAL NET ASSETS - 100.00%		$3,259,459,366

Capital Appreciation Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.39%

Aerospace - 3.14%
Boeing Company	129,400	$11,317,324
United Technologies Corp.	304,500	23,306,430

		34,623,754

Agriculture - 3.16%
Monsanto Company	268,000	29,932,920
The Mosaic Company *	52,500	4,952,850

		34,885,770

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles - 3.05%
Coach, Inc. *	460,144	$14,071,203
Lululemon Athletica, Inc. * (a)	57,000	2,700,090
NIKE, Inc., Class B	263,908	16,953,450

		33,724,743

Biotechnology - 1.47%
Genentech, Inc. *	242,769	16,282,517

Broadcasting - 1.39%
News Corp., Class A	747,100	15,308,079

Chemicals - 1.25%
Potash Corp. of Saskatchewan, Inc.	95,700	13,776,972

Computers & Business Equipment - 12.90%
Apple, Inc. *	196,244	38,872,011
Cisco Systems, Inc. *	1,112,865	30,125,256
Hewlett-Packard Company	542,800	27,400,544
Juniper Networks, Inc. *	354,100	11,756,120
Research In Motion, Ltd. *	302,300	34,280,820

		142,434,751

Cosmetics & Toiletries - 3.06%
Colgate-Palmolive Company	281,200	21,922,352
Procter & Gamble Company	161,500	11,857,330

		33,779,682

Crude Petroleum & Natural Gas - 3.11%
Marathon Oil Corp.	275,600	16,773,016
Occidental Petroleum Corp.	181,300	13,958,287
Southwestern Energy Company *	64,900	3,616,228

		34,347,531

Drugs & Health Care - 1.00%
Wyeth	249,500	11,025,405

Electronics - 1.84%
Thermo Fisher Scientific, Inc. *	352,100	20,309,128

Energy - 1.76%
First Solar, Inc. *	50,100	13,383,714
SunPower Corp., Class A. *	46,500	6,063,135

		19,446,849

Financial Services - 8.65%
American Express Company	197,926	10,296,111
Charles Schwab Corp.	938,569	23,980,438
CME Group, Inc.	16,800	11,524,800
Goldman Sachs Group, Inc.	77,690	16,707,234
Lazard, Ltd., Class A	294,200	11,968,056
Merrill Lynch & Company, Inc.	150,200	8,062,736
NYSE Euronext (a)	147,500	12,946,075

		95,485,450

Food & Beverages - 2.30%
PepsiCo, Inc.	334,565	25,393,484

Healthcare Products - 5.50%
Alcon, Inc. (a)	146,281	20,924,034
Baxter International, Inc.	286,900	16,654,545
Hologic, Inc. * (a)	136,100	9,341,904

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
St. Jude Medical, Inc. *	338,326	$13,749,569

		60,670,052

Holdings Companies/Conglomerates - 2.01%
General Electric Company	597,212	22,138,649

Hotels & Restaurants - 1.36%
Marriott International, Inc., Class A	438,900	15,001,602

Internet Content - 5.58%
Google, Inc., Class A *	75,207	52,004,136
Yahoo!, Inc. *	410,900	9,557,534

		61,561,670

Internet Retail - 3.06%
Amazon.com, Inc. *	204,300	18,926,352
eBay, Inc. *	446,900	14,832,611

		33,758,963

Internet Service Provider - 0.06%
Alibaba.com, Ltd. * (g)	189,000	682,324

Internet Software - 0.94%
Akamai Technologies, Inc. *	299,600	10,366,160

Leisure Time - 2.31%
Walt Disney Company	788,800	25,462,464

Manufacturing - 1.13%
ABB Ltd.	432,800	12,464,640

Petroleum Services - 2.03%
Schlumberger, Ltd.	171,906	16,910,393
Suncor Energy, Inc.	51,100	5,556,103

		22,466,496

Pharmaceuticals - 12.96%
Abbott Laboratories (a)	467,200	26,233,280
Elan Corp. PLC, SADR *	292,700	6,433,546
Gilead Sciences, Inc. *	963,028	44,308,918
Merck & Company, Inc.	285,600	16,596,216
Mylan Laboratories, Inc. (a)	307,100	4,317,826
Roche Holdings, Ltd., SADR	195,089	16,660,601
Schering-Plough Corp.	315,600	8,407,584
Teva Pharmaceutical Industries, Ltd., SADR	433,700	20,158,376

		143,116,347

Retail Grocery - 0.67%
Whole Foods Market, Inc. (a)	182,700	7,454,160

Retail Trade - 3.23%
Costco Wholesale Corp.	173,200	12,082,432
CVS Caremark Corp.	278,300	11,062,425
Saks, Inc. *	447,000	9,279,720
Urban Outfitters, Inc. *	119,300	3,252,118

		35,676,695

Semiconductors - 0.53%
NVIDIA Corp. *	171,350	5,829,327

Software - 6.71%
Adobe Systems, Inc. *	615,085	26,282,582

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Infosys Technologies, Ltd., ADR	146,500	$6,645,240
Microsoft Corp.	1,157,169	41,195,216

		74,123,038

Telecommunications Equipment &
Services - 3.23%
Ciena Corp. *	238,000	8,118,180
Nokia Oyj, SADR	293,100	11,252,109
QUALCOMM, Inc.	413,900	16,286,965

		35,657,254

TOTAL COMMON STOCKS (Cost $934,505,808)		$1,097,253,956

SHORT TERM INVESTMENTS - 4.22%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$46,569,888	$46,569,888

TOTAL SHORT TERM INVESTMENTS
(Cost $46,569,888)		$46,569,888

REPURCHASE AGREEMENTS - 0.02%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$216,043 on 01/02/2008,
collateralized by $210,000 Federal
National Mortgage Association,
6.00% due 04/18/2036 (valued at
$222,600, including interest)	$216,000	$216,000

TOTAL REPURCHASE AGREEMENTS
(Cost $216,000)		$216,000

Total Investments (Capital Appreciation Trust)
(Cost $981,291,696) - 103.63%		$1,144,039,844
Liabilities in Excess of Other Assets - (3.63)%		(40,037,262)

TOTAL NET ASSETS - 100.00%		$1,104,002,582

Classic Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.16%

Aerospace - 1.98%
Northrop Grumman Corp.	15,275	$1,201,226

Auto Parts - 1.89%
Magna International, Inc., Class A	14,300	1,150,149

Banking - 4.85%
Bank of America Corp.	44,750	1,846,385
Comerica, Inc.	25,225	1,098,044

		2,944,429

Biotechnology - 2.22%
Amgen, Inc. *	29,000	1,346,760

Business Services - 1.77%
Affiliated Computer Services, Inc., Class A *	23,875	1,076,762

Classic Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cosmetics & Toiletries - 1.24%
Kimberly-Clark Corp.	10,875	$754,073

Electrical Utilities - 2.17%
Wisconsin Energy Corp.	27,100	1,320,041

Electronics - 2.88%
L-3 Communications Holdings, Inc.	12,000	1,271,280
Tyco Electronics, Ltd.	12,781	474,559

		1,745,839

Energy - 1.96%
Sempra Energy	19,250	1,191,190

Financial Services - 22.18%
Capital One Financial Corp.	35,750	1,689,545
Citigroup, Inc.	86,375	2,542,880
Countrywide Financial Corp.	55,275	494,158
Discover Financial Services	8,762	132,131
Federal Home Loan Mortgage Corp.	81,350	2,771,594
Federal National Mortgage Association	65,950	2,636,681
Fidelity National Financial, Inc., Class A	21,242	310,346
Lehman Brothers Holdings, Inc.	21,350	1,397,144
Morgan Stanley (c)	17,525	930,753
Washington Mutual, Inc.	41,150	560,052

		13,465,284

Food & Beverages - 2.31%
Kraft Foods, Inc., Class A	21,825	712,150
Sara Lee Corp.	42,775	686,966

		1,399,116

Healthcare Products - 4.28%
Covidien, Ltd.	12,781	566,070
Johnson & Johnson	30,500	2,034,350

		2,600,420

Household Appliances - 2.78%
Whirlpool Corp.	20,700	1,689,741

Insurance - 11.03%
Allstate Corp.	45,775	2,390,828
MetLife, Inc.	9,650	594,633
Torchmark Corp.	32,900	1,991,437
XL Capital, Ltd., Class A	34,200	1,720,602

		6,697,500

International Oil - 2.18%
BP PLC, ADR	18,050	1,320,718

Manufacturing - 0.84%
Tyco International, Ltd.	12,781	506,767

Pharmaceuticals - 9.34%
AmerisourceBergen Corp.	40,175	1,802,652
Bristol-Myers Squibb Company	59,375	1,574,625
Pfizer, Inc.	100,850	2,292,321

		5,669,598

Retail Trade - 10.70%
Home Depot, Inc.	66,850	1,800,939
The TJX Companies, Inc.	64,425	1,850,930

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Classic Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Wal-Mart Stores, Inc.	59,875	$2,845,858

		6,497,727

Software - 6.46%
CA, Inc.	60,850	1,518,208
Microsoft Corp.	45,450	1,618,020
Oracle Corp. *	34,750	784,655

		3,920,883

Telecommunications Equipment &
Services - 4.10%
Alcatel SA, SADR	339,761	2,487,051

TOTAL COMMON STOCKS (Cost $68,244,456)		$58,985,274

REPURCHASE AGREEMENTS - 2.32%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$1,409,282 on 01/02/2008,
collateralized by $1,395,000
Federal Home Loan Bank, 4.875%
due 05/14/2010 (valued at
$1,442,081, including interest)	$1,409,000	$1,409,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,409,000)		$1,409,000

Total Investments (Classic Value Trust)
(Cost $69,653,456) - 99.48%		$60,394,274
Other Assets in Excess of Liabilities - 0.52%		313,091

TOTAL NET ASSETS - 100.00%		$60,707,365

Core Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.41%

Automobiles - 0.93%
General Motors Corp.	246,000	$6,122,940

Banking - 0.49%
Wachovia Corp.	84,800	3,224,944

Biotechnology - 1.44%
Amgen, Inc. *	205,142	9,526,794

Cable & Television - 2.93%
DIRECTV Group, Inc. *	171,400	3,962,768
Time Warner, Inc.	931,800	15,384,018

		19,346,786

Cellular Communications - 0.83%
Motorola, Inc.	339,800	5,450,392

Computers & Business Equipment - 6.29%
Cisco Systems, Inc. *	447,200	12,105,704
Hewlett-Packard Company	333,000	16,809,840

Core Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
International Business Machines Corp.	116,400	$12,582,840

		41,498,384

Electrical Utilities - 6.08%
AES Corp. *	1,876,600	40,140,474

Financial Services - 15.05%
Bear Stearns Companies, Inc.	91,200	8,048,400
Capital One Financial Corp.	184,000	8,695,840
Citigroup, Inc.	664,150	19,552,576
Countrywide Financial Corp.	826,200	7,386,228
Federal Home Loan Mortgage Corp.	233,400	7,951,938
Goldman Sachs Group, Inc.	19,100	4,107,455
JP Morgan Chase & Company	701,200	30,607,380
Merrill Lynch & Company, Inc.	165,200	8,867,936
NYSE Euronext	23,000	2,018,710
Washington Mutual, Inc.	151,400	2,060,554

		99,297,017

Healthcare Products - 0.63%
Covidien, Ltd.	93,950	4,161,045

Healthcare Services - 6.23%
Health Net, Inc. *	75,237	3,633,947
UnitedHealth Group, Inc.	644,200	37,492,440

		41,126,387

Holdings Companies/Conglomerates - 2.93%
General Electric Company	520,700	19,302,349

Homebuilders - 1.61%
Beazer Homes USA, Inc.	71,900	534,217
Centex Corp.	176,690	4,463,190
Pulte Homes, Inc.	308,100	3,247,374
Ryland Group, Inc.	86,475	2,382,386

		10,627,167

Insurance - 7.94%
Aetna, Inc.	568,900	32,842,597
American International Group, Inc.	335,000	19,530,500

		52,373,097

International Oil - 0.27%
Exxon Mobil Corp.	19,200	1,798,848

Internet Content - 6.46%
Google, Inc., Class A *	29,300	20,260,364
Yahoo!, Inc. *	961,800	22,371,468

		42,631,832

Internet Retail - 13.82%
Amazon.com, Inc. *	483,700	44,809,968
eBay, Inc. *	675,700	22,426,483
Expedia, Inc. *	417,216	13,192,370
IAC/InterActiveCorp. *	400,475	10,780,787

		91,209,608

Leisure Time - 2.04%
Electronic Arts, Inc. *	230,100	13,440,141

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 1.40%
Tyco International, Ltd.	232,050	$9,200,783

Pharmaceuticals - 1.51%
Pfizer, Inc.	438,415	9,965,173

Photography - 2.75%
Eastman Kodak Company	829,200	18,134,604

Retail Trade - 4.38%
Best Buy Company, Inc.	45,600	2,400,840
J.C. Penney Company, Inc.	165,000	7,258,350
Sears Holdings Corp. *	188,700	19,256,835

		28,916,025

Semiconductors - 1.56%
Texas Instruments, Inc.	308,100	10,290,540

Software - 1.52%
CA, Inc.	402,325	10,038,009

Steel - 0.55%
Nucor Corp.	61,300	3,630,186

Telephone - 7.77%
Qwest Communications International, Inc. *	3,696,800	25,914,568
Sprint Nextel Corp.	1,928,900	25,326,457

		51,241,025

TOTAL COMMON STOCKS (Cost $657,238,326)		$642,694,550

REPURCHASE AGREEMENTS - 2.62%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$17,259,451 on 01/02/2008,
collateralized by $17,110,000
Federal Home Loan Mortgage
Corp., 5.875% due 09/21/2022
(valued at $17,601,913, including
interest)	$17,256,000	$17,256,000

TOTAL REPURCHASE AGREEMENTS
(Cost $17,256,000)		$17,256,000

Total Investments (Core Equity Trust)
(Cost $674,494,326) - 100.03%		$659,950,550
Liabilities in Excess of Other Assets - (0.03)%		(182,739)

TOTAL NET ASSETS - 100.00%		$659,767,811

Dynamic Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.83%

Advertising - 2.01%
Focus Media Holding, Ltd., ADR *	45,700	$2,596,217

Aerospace - 1.24%
Teledyne Technologies, Inc. *	30,100	1,605,233

Dynamic Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles - 1.82%
Bosideng International Holdings, Ltd. *	3,426,000	$1,098,443
Liz Claiborne, Inc.	700	14,245
Tod’s SpA	17,747	1,242,418

		2,355,106

Auto Parts - 0.94%
LKQ Corp. *	57,700	1,212,854

Automobiles - 0.98%
PACCAR, Inc.	23,400	1,274,832

Biotechnology - 2.78%
Cephalon, Inc. *	24,600	1,765,296
Charles River Laboratories International, Inc. *	27,900	1,835,820

		3,601,116

Business Services - 3.52%
DST Systems, Inc. *	13,100	1,081,405
Iron Mountain, Inc. *	41,300	1,528,926
Net 1 UEPS Technologies, Inc. *	44,600	1,309,456
Peace Mark Holdings, Ltd.	402,000	641,540

		4,561,327

Cellular Communications - 0.37%
Millicom International Cellular SA *	4,100	483,554

Chemicals - 4.36%
FMC Corp.	12,700	692,785
Hercules, Inc.	74,000	1,431,900
Kingboard Chemical Holdings, Ltd.	157,500	918,434
Rhodia SA *	30,846	1,190,725
Terra Industries, Inc. *	29,400	1,404,144

		5,637,988

Coal - 2.80%
Arch Coal, Inc.	39,400	1,770,242
CONSOL Energy, Inc.	25,900	1,852,368

		3,622,610

Computers & Business Equipment - 3.25%
Logitech International SA *	35,623	1,300,976
MICROS Systems, Inc. *	8,800	617,408
Network Appliance, Inc. *	48,500	1,210,560
SanDisk Corp. *	32,300	1,071,391

		4,200,335

Containers & Glass - 2.30%
Owens-Illinois, Inc. *	40,000	1,980,000
Rexam PLC	119,427	994,377

		2,974,377

Crude Petroleum & Natural Gas - 5.48%
Chesapeake Energy Corp.	57,600	2,257,920
EOG Resources, Inc.	21,200	1,892,100
Forest Oil Corp. *	26,100	1,326,924
Ultra Petroleum Corp. *	22,600	1,615,900

		7,092,844

Drugs & Health Care - 2.13%
Perrigo Company	34,400	1,204,344

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Dynamic Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care (continued)
Shionogi & Company, Ltd.	72,000	$1,276,494
Zymogenetics, Inc. *	23,300	271,911

		2,752,749
Electrical Equipment - 1.56%
FLIR Systems, Inc. *	64,500	2,018,850

Energy - 4.56%
Covanta Holding Corp. *	58,100	1,607,046
SunPower Corp., Class A. *	12,700	1,655,953
Suntech Power Holdings Company, Ltd., ADR *	32,000	2,634,240

		5,897,239
Financial Services - 5.69%
Interactive Data Corp.	53,300	1,759,433
Invesco, Ltd.	51,600	1,619,208
MF Global, Ltd. *	56,900	1,790,643
Western Union Company *	90,600	2,199,768

		7,369,052
Healthcare Products - 3.31%
Hologic, Inc. *	35,800	2,457,312
Mindray Medical International, Ltd., ADR	33,300	1,430,901
The Medicines Company *	20,900	400,444

		4,288,657
Healthcare Services - 1.00%
Coventry Health Care, Inc. *	21,800	1,291,650

Household Products - 2.00%
Jarden Corp. *	57,300	1,352,853
Newell Rubbermaid, Inc.	47,500	1,229,300

		2,582,153

Industrial Machinery - 4.53%
Cummins, Inc.	11,100	1,413,807
Flowserve Corp.	19,400	1,866,280
Kennametal, Inc.	31,200	1,181,232
Pall Corp.	34,800	1,403,136

		5,864,455

International Oil - 1.17%
Noble Corp.	26,900	1,520,119

Internet Service Provider - 1.33%
Equinix, Inc. *	17,000	1,718,190

Internet Software - 3.35%
Digital River, Inc. *	27,900	922,653
McAfee, Inc. *	43,700	1,638,750
VeriSign, Inc. *	47,000	1,767,670

		4,329,073

Leisure Time - 2.81%
DreamWorks Animation SKG, Inc., Class A *	37,100	947,534
Electronic Arts, Inc. *	46,000	2,686,859

		3,634,393

Life Sciences - 0.70%
Pharmaceutical Product Development, Inc.	22,300	900,251

Dynamic Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 2.22%
Mine Safety Appliances Company	30,400	$1,576,848
Snap-on, Inc.	27,000	1,302,480

		2,879,328

Metal & Metal Products - 1.28%
Cameco Corp.	41,500	1,652,115

Mining - 2.49%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	21,200	2,171,728
Teck Cominco, Ltd., Class B	29,300	1,046,303

		3,218,031

Pharmaceuticals - 2.07%
Alkermes, Inc. *	2,800	43,652
Amylin Pharmaceuticals, Inc. *	33,000	1,221,000
Elan Corp. PLC, SADR *	53,500	1,175,930
Regeneron Pharmaceuticals, Inc. *	9,600	231,840

		2,672,422
Retail Grocery - 1.20%
SUPERVALU, Inc.	41,500	1,557,080

Retail Trade - 4.30%
Dick’s Sporting Goods, Inc. *	40,800	1,132,608
Fossil, Inc. *	28,300	1,188,034
Kohl’s Corp. *	34,700	1,589,260
The Gap, Inc.	77,700	1,653,456

		5,563,358
Semiconductors - 3.49%
Broadcom Corp., Class A *	43,000	1,124,020
MEMC Electronic Materials, Inc. *	24,200	2,141,458
NVIDIA Corp. *	36,800	1,251,936

		4,517,414
Software - 7.45%
Activision, Inc. *	72,600	2,156,220
Autodesk, Inc. *	27,900	1,388,304
BMC Software, Inc. *	20,900	744,876
Citrix Systems, Inc. *	41,500	1,577,415
Nuance Communications, Inc. *	65,100	1,216,068
THQ, Inc. *	25,100	707,569
UbiSoft Entertainment SA *	18,162	1,843,765

		9,634,217
Steel - 2.60%
Steel Dynamics, Inc.	29,900	1,781,143
United States Steel Corp.	13,100	1,583,921

		3,365,064
Telecommunications Equipment &
Services - 1.10%
NICE Systems, Ltd., ADR *	41,500	1,424,280

Toys, Amusements & Sporting Goods - 1.09%
Marvel Entertainment, Inc. *	52,900	1,412,959

Transportation - 1.77%
Aircastle, Ltd.	49,500	1,303,335

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Dynamic Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Transportation (continued)
C.H. Robinson Worldwide, Inc.	18,300	$990,396

		2,293,731
Travel Services - 0.78%
Ctrip.com International, Ltd., ADR	17,500	1,005,725

TOTAL COMMON STOCKS (Cost $120,622,505)		$126,580,948

REPURCHASE AGREEMENTS - 2.62%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$3,398,680 on 01/02/2008,
collateralized by $3,445,000
Federal Home Loan Mortgage
Corp., 6.00% due 04/16/2037
(valued at $3,466,531, including
interest)	$3,398,000	$3,398,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,398,000)		$3,398,000

Total Investments (Dynamic Growth Trust)
(Cost $124,020,505) - 100.45%		$129,978,948
Liabilities in Excess of Other Assets - (0.45)%		(587,403)

TOTAL NET ASSETS - 100.00%		$129,391,545

Emerging Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.47%

Aerospace - 1.49%
Aerovironment, Inc. *	15,574	$376,891

Banking - 2.92%
IBERIABANK Corp.	5,500	257,125
PrivateBancorp, Inc. (a)	8,800	287,320
Umpqua Holdings Corp. (a)	12,720	195,125

		739,570
Biotechnology - 2.35%
Exelixis, Inc. *	30,100	259,763
Martek Biosciences Corp. *	7,200	212,976
Sequenom, Inc., ADR *	12,876	122,966

		595,705
Broadcasting - 1.04%
Acacia Research - Acacia Technologies *	29,450	264,461

Business Services - 9.82%
Access Integrated Technologies, Inc. * (a)	23,150	103,481
Barrett Business Services, Inc.	22,750	409,727
Constant Contact, Inc. * (a)	9,300	199,950
Euronet Worldwide, Inc. * (a)	23,650	709,500
FTI Consulting, Inc. *	9,500	585,580
Hill International, Inc. *	28,100	398,177

Emerging Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Seachange International, Inc. *	11,100	$80,253

		2,486,668
Commercial Services - 3.38%
Providence Service Corp. *	13,180	370,885
Stantec, Inc. *	12,450	485,799

		856,684
Computers & Business Equipment - 3.37%
Lasercard Corp. * (a)	28,900	306,340
Stratasys, Inc. *	7,100	183,464
Trident Microsystems, Inc. *	55,200	362,112

		851,916
Drugs & Health Care - 1.13%
Matrixx Initiatives, Inc. *	20,550	285,851

Electronics - 4.37%
Measurement Specialties, Inc. *	18,850	416,585
Medis Technologies, Ltd. * (a)	44,650	688,949

		1,105,534
Energy - 2.19%
InterOil Corp. * (a)	28,796	554,611

Financial Services - 2.39%
FCStone Group, Inc. *	7,525	346,376
Portfolio Recovery Associates, Inc. * (a)	6,550	259,838

		606,214
Food & Beverages - 1.00%
Smart Balance, Inc. *	23,200	253,576

Healthcare Products - 9.72%
Caliper Life Sciences, Inc. *	28,400	157,052
Nuvasive, Inc. *	12,250	484,120
ResMed, Inc. *	9,800	514,794
SenoRx, Inc. *	17,040	144,840
Somanetics Corp. *	18,800	444,620
SonoSite, Inc. * (a)	14,000	471,380
Spectranetics Corp. *	15,900	243,747

		2,460,553
Healthcare Services - 1.38%
Healthextras, Inc. *	13,350	348,168

Hotels & Restaurants - 1.83%
McCormick & Schmick’s Seafood
Restaurants, Inc. *	15,650	186,705
Texas Roadhouse, Inc., Class A *	25,050	277,053

		463,758
Household Products - 0.42%
Select Comfort Corp. * (a)	15,050	105,500

Industrial Machinery - 1.28%
Flow International Corp. *	34,700	323,404

Insurance - 2.45%
Infinity Property & Casualty Corp.	8,600	310,718
ProAssurance Corp. *	5,650	310,298

		621,016

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil - 2.11%
ATP Oil & Gas Corp. * (a)	10,550	$533,197

Leisure Time - 4.98%
Bally Technologies, Inc. *	9,050	449,966
Imax Corp. *	65,650	447,733
Pinnacle Entertainment, Inc. *	9,850	232,066
Progressive Gaming International Corp. *	52,400	129,952

		1,259,717
Life Sciences - 0.15%
Sequenom, Inc. *	4,060	38,773

Manufacturing - 5.09%
Force Protection, Inc. * (a)	66,300	310,284
Fushi International, Inc. *	8,000	201,360
iRobot Corp. * (a)	26,900	486,352
Raven Industries, Inc. (a)	6,700	257,213
Smith & Wesson Holding Corp. * (a)	5,500	33,550

		1,288,759
Medical-Hospitals - 2.77%
Electro-Optical Sciences, Inc. *	31,823	143,522
EV3, Inc. *	16,150	205,266
Neurometrix, Inc. *	14,800	136,160
Northstar Neuroscience, Inc. *	23,220	215,946

		700,894
Metal & Metal Products - 1.07%
Haynes International, Inc. *	3,900	271,050

Petroleum Services - 2.62%
Superior Energy Services, Inc. *	12,750	438,855
TETRA Technologies, Inc. *	14,350	223,430

		662,285
Pharmaceuticals - 4.68%
AMAG Pharmaceuticals, Inc. *	5,750	345,748
BioForm Medical, Inc. *	23,480	160,368
Inspire Pharmaceuticals, Inc. *	40,100	239,798
Medicis Pharmaceutical Corp., Class A (a)	16,893	438,711

		1,184,625
Publishing - 1.44%
VistaPrint, Ltd. *	8,490	363,797

Retail Trade - 2.06%
A.C. Moore Arts & Crafts, Inc. *	16,550	227,562
Hibbett Sports, Inc. *	14,650	292,707

		520,269
Semiconductors - 6.95%
Cymer, Inc. *	10,700	416,551
FormFactor, Inc. *	16,953	561,144
Mattson Technology, Inc. *	46,500	398,040
Netlogic Microsystems, Inc. * (a)	11,950	384,790

		1,760,525
Software - 8.05%
Allscripts Healthcare Solution, Inc. * (a)	20,550	399,081
Ansoft Corp. *	9,000	232,650

Emerging Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Concur Technologies, Inc. *	9,450	$342,184
DivX, Inc. * (a)	19,750	276,500
FARO Technologies, Inc. *	14,065	382,287
Progress Software Corp. *	12,045	405,676

		2,038,378
Telecommunications Equipment &
Services - 2.37%
Comtech Telecommunications Corp. *	11,127	600,969

Trucking & Freight - 1.60%
ID Systems, Inc. *	32,600	406,196

TOTAL COMMON STOCKS (Cost $26,780,695)		$24,929,514

WARRANTS - 0.00%

Medical-Hospitals - 0.00%
Electro-Optical Sciences, Inc.
(Expiration Date: 10/31/2011, Strike
Price: $6.70) *	860	0
(Expiration Date: 08/03/2012, Strike
Price: $8.00) *	6,521	0

TOTAL WARRANTS (Cost $0)		$0

SHORT TERM INVESTMENTS - 27.28%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$452,000	$451,975
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	6,453,660	6,453,660

TOTAL SHORT TERM INVESTMENTS (Cost $6,905,635)		$6,905,635

Total Investments (Emerging Growth Trust)
(Cost $33,686,330) - 125.75%		$31,835,149
Liabilities in Excess of Other Assets - (25.75)%		(6,517,970)

TOTAL NET ASSETS - 100.00%		$25,317,179

Emerging Markets Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.95%

Bermuda - 0.29%
Brilliance China Automotive Holdings, Ltd. *	1,022,000	$224,968
Cosco Pacific, Ltd.	318,000	829,562
Digital China Holdings, Ltd.	103,000	74,609
TPV Technology, Ltd.	512,000	369,583

		1,498,722
Brazil - 4.22%
Aracruz Celulose SA, SADR	30,334	2,255,333
Braskem SA, SADR	117,951	1,906,088
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	14,600	539,616

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Distribuidora de Produtos de Petroleo
Ipiranga SA *	8,400	$184,045
Empresa Brasileira de Aeronautica SA, ADR	22,800	1,039,452
Eternit SA *	30,000	119,663
Gerdau SA, SADR	263,067	7,631,574
Perdigao SA, SADR	55,380	2,726,911
Sadia SA, SADR *	35,013	2,002,743
Ultrapar Participacoes SA	7,100	245,944
Votorantim Celulose & Papel SA, SADR *	107,448	3,203,025

		21,854,394

Cayman Islands - 0.19%
Shimao Property Holdings, Ltd., GDR	385,000	964,568
TCL Communication Technology
Holdings, Ltd. *	1,100,000	43,416

		1,007,984

Chile - 3.64%
Cementos Bio Bio SA	50,384	111,301
Companhia de Consumidores de Gas de
Santiago SA	6,505	32,006
Companhia Sudamericana de Vapores SA *	496,609	1,087,065
Compania de Telecomunicaciones de Chile
SA, SADR	210,360	1,569,286
Corpbanca SA, SADR	9,112	326,938
Cristalerias de Chile SA	20,728	249,760
Empresas CMPC SA	50,074	1,890,534
Empresas Copec SA	275,606	4,925,983
Empresas Iansa SA	439,146	33,504
Enersis SA, SADR	447,410	7,171,982
Industrias Forestales SA	77,846	20,714
Madeco SA, SADR *	41,326	485,167
Masisa SA	3,956,640	794,586
Soquimich Comercial SA	129,645	66,883
Vina San Pedro SA *	9,266,334	83,740

		18,849,449
China - 2.52%
AviChina Industry & Technology Company,
Ltd. *	304,000	78,056
Bank of China, Ltd.	3,968,000	1,893,397
Chaoda Modern Agriculture Holdings, Ltd.	771,225	692,897
China Construction Bank	1,419,000	1,190,117
China Petroleum & Chemical Corp., SADR	1,700	251,940
China Shipping Container Lines Company, Ltd.	641,150	372,303
China Travel International Investment
Hong Kong, Ltd.	1,008,000	655,898
Dongfeng Motor Group Company, Ltd.	1,214,000	846,762
Guangshen Railway Company, Ltd., SADR	11,100	395,604
Hunan Non Ferrous Metal Corp., Ltd.	320,000	198,765
Industrial & Commercial Bank of China, Ltd.	1,659,000	1,175,619
Maanshan Iron & Steel Company, Ltd.	490,000	320,433
PetroChina Company, Ltd., SADR	15,800	2,772,426
Qingling Motors Company, Ltd.	230,000	44,277

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
Semiconductor Manufacturing International
Corp., SADR *	59,100	$306,729
Shanghai Electric Group Company, Ltd.	674,000	555,939
Sinopec Shanghai Petrochemical Company,
Ltd., SADR	7,600	464,056
Sinopec Yizheng Chemical Fibre
Company, Ltd. *	598,000	203,426
Sinotrans, Ltd., H Shares	748,000	326,136
ZTE Corp., Class H	60,800	323,277

		13,068,057

Czech Republic - 1.14%
Telefonica Czech Republic AS	140,812	4,220,243
Unipetrol AS *	90,417	1,686,828

		5,907,071

Hong Kong - 2.67%
Amvig Holdings, Ltd.	76,000	106,273
Baoye Group Company, Ltd.	88,000	87,717
Beijing Capital Land, Ltd.	176,000	105,784
Beijing Enterprises Holdings, Ltd.	158,000	746,045
Catic Shenzhen Holdings, Ltd.	74,000	64,633
China Aerospace International Holdings, Ltd. *	387,000	57,436
China Green Holdings, Ltd.	162,000	171,964
China Haidian Holdings, Ltd. *	402,000	35,666
China Pharmaceutical Group, Ltd. *	320,000	117,844
China Rare Earth Holdings, Ltd.	204,000	45,838
China Resources Enterprises, Ltd.	304,000	1,271,737
China Unicom, Ltd., SADR	85,600	1,917,440
China Unicom, Ltd.	118,000	267,070
Chongqing Iron & Steel Company, Ltd. *	110,000	54,332
Citic Pacific, Ltd.	296,000	1,621,443
CNPC Hong Kong, Ltd.	710,000	448,126
COFCO International, Ltd. *	386,000	284,433
Comba Telecom Systems Holdings, Ltd.	148,000	48,668
Cosco International Holdings, Ltd.	66,000	62,903
Dalian Port PDA Company, Ltd.	418,000	314,673
Denway Motors, Ltd.	1,474,000	926,396
Dynasty Fine Wines Group, Ltd.	244,000	95,371
Enerchina Holdings, Ltd. *	245,700	11,397
First Tractor Company, Ltd. *	104,000	51,888
Geely Automobile Holdings Company, Ltd.	1,070,000	117,883
Global Bio-Chem Technology
Group Company, Ltd.	640,000	191,362
Great Wall Motor Company, Ltd.	74,000	104,709
Great Wall Technology Company, Ltd. *	142,000	44,184
Guangzhou Pharmaceutical Company, Ltd.	58,000	54,559
Hainan Meilan International Airport Company,
Ltd.	58,000	73,070
Harbin Power Equipment Company, Ltd.	46,000	144,548
HKC Holdings, Ltd.	748,000	211,081
Innomaxx Biotechnology Group, Ltd. *	616,000	49,722
Kingway Brewery Holdings, Ltd.	134,000	37,308
Lianhua Supermarket Holdings, Ltd.	32,000	42,651

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Lingbao Gold Company, Ltd.	92,000	$55,825
Minmetals Resources, Ltd.	360,000	193,545
Neo-China Group Holdings, Ltd.	359,000	316,302
Semiconductor Manufacturing
International Corp. *	3,713,000	384,876
Shanghai Industrial Holdings, Ltd.	160,000	691,827
Shanghai Prime Machinery Company, Ltd.	156,000	53,078
Shanghai Real Estate, Ltd.	576,000	144,862
Shenzhen International Holdings, Ltd.	2,622,500	349,527
Shenzhen Investment, Ltd.	756,000	529,701
Shenzhou International Group Holdings, Ltd.	195,000	82,527
SinoCom Software Group, Ltd. *	160,000	31,168
Sinolink Worldwide Holdings, Ltd.	538,000	118,651
Sinopec Kantons Holdings, Ltd.	148,000	36,994
Skyworth Digital Holdings, Ltd.	420,000	62,810
Stone Group Holdings, Ltd.	550,000	53,332
TCL Multimedia Technology Holdings, Ltd. *	830,000	54,502
Tianjin Capital Environmental Protection *	104,000	49,768
Travelsky Technology, Ltd., Class H	211,000	222,302
Weiqiao Textile Company, Ltd.	175,000	247,713
Xiamen International Port Company, Ltd.	162,000	43,764
Xiwang Sugar Holdings Company, Ltd.	198,000	84,194
Zhejiang Glass Company, Ltd. *	54,000	50,160

		13,843,582

Hungary - 2.95%
Egis Nyrt.	3,374	365,023
Fotex PLC *	60,581	309,335
Gedeon Richter Rt.	10,639	2,546,798
MOL Magyar Olaj & Gazipari Rt.	83,400	11,753,977
Pannonplast PLC *	14,510	142,660
Raba Jarmuipari Holding Nyilvanosan
Mukodo Rt. *	17,388	188,787

		15,306,580

India - 14.10%
Aarti Industries, Ltd.	51,087	59,825
Aditya Birla Nuvo, Ltd.	17,432	868,094
Ador Welding, Ltd.	8,367	59,727
Aftek, Ltd. *	28,740	67,659
Alembic, Ltd.	73,121	176,943
Alok Industries, Ltd.	35,798	92,910
Ambuja Cements, Ltd. *	595,078	2,211,692
Amtek Auto, Ltd. *	43,544	460,428
Apollo Hospitals Enterprise, Ltd.	16,657	219,319
Apollo Tyres, Ltd.	115,200	156,356
Arvind Mills, Ltd. *	104,084	235,805
Ashok Leyland, Ltd.	371,631	486,548
Aurobindo Pharma, Ltd.	11,000	150,470
Avaya Global Connect, Ltd. *	5,668	42,902
Aztecsoft, Ltd.	22,751	45,207
Bajaj Auto Finance, Ltd.	13,322	147,094
Bajaj Auto, Ltd.	23,398	1,539,556
Bajaj Hindusthan, Ltd.	36,988	266,261

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India (continued)
Ballarpur Industries, Ltd.	72,108	$314,409
Balmer Lawrie & Company, Ltd.	5,100	85,196
Balrampur Chini Mills, Ltd. *	78,415	221,265
Bank of Maharashtra	152,501	305,501
Bank of Rajasthan	41,033	182,492
BASF India, Ltd.	8,277	66,332
Bata India, Ltd. *	12,773	91,546
Bharat Earth Movers, Ltd.	11,693	496,636
Bharat Forge, Ltd.	14,230	125,700
Bhushan Steel, Ltd.	13,535	523,180
Biocon, Ltd.	6,200	90,194
BOC India, Ltd.	11,000	56,154
Bombay Burmah Trading Company, Ltd.	3,000	61,248
Bombay Dyeing & Manufacturing Company,
Ltd.	6,442	122,770
Bosch Chassis Systems India, Ltd.	2,180	24,883
Ceat, Ltd. *	9,644	50,319
Chambal Fertilizers & Chemicals, Ltd.	122,137	262,824
Cholamandalam DBS Finance, Ltd.	16,563	138,697
City Union Bank, Ltd.	13,014	130,875
Clariant Chemicals India, Ltd. *	1,800	14,858
Coromandel Fertilisers, Ltd.	28,000	87,976
Cranes Software International, Ltd. *	13,600	50,578
Dabur Pharma, Ltd. *	29,200	59,914
Dalmia Cement Bharat, Ltd.	12,925	176,077
DCM Shriram Consolidated, Ltd.	39,804	91,563
Deepak Fertilizers & Petrochemicals Corp.,
Ltd.	25,890	109,471
Dr. Reddy’s Laboratories, Ltd., ADR	26,500	481,240
Eicher Motors, Ltd.	8,249	84,317
EID Parry India, Ltd.	28,585	123,753
EIH, Ltd.	112,100	524,376
Elder Pharmaceuticals, Ltd.	7,799	84,406
Electrosteel Castings, Ltd.	80,000	182,677
Escorts, Ltd. *	17,876	72,887
Essel Propack, Ltd.	34,800	67,498
Eveready Industries, Ltd. *	12,000	21,665
FAG Bearings India, Ltd.	990	17,306
FDC, Ltd.	28,000	33,173
Federal Bank, Ltd.	26,318	221,646
Finolex Cables, Ltd.	54,200	166,594
Finolex Industries, Ltd.	36,402	108,848
Gammon India, Ltd.	40,645	605,627
GlaxoSmithKline Consumer Healthcare, Ltd.	5,810	104,947
Godfrey Philips India, Ltd.	860	33,476
Graphite India, Ltd.	75,117	169,279
Great Eastern Shipping Company, Ltd.	51,265	715,676
GTL, Ltd.	47,854	335,106
Gujarat Alkalies & Chemicals, Ltd.	21,556	135,871
Gujarat Ambuja Exports, Ltd.	77,000	181,693
Gujarat Narmada Valley Fertilizers Company,
Ltd.	41,702	223,651

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India (continued)
Gujarat State Fertilisers & Chemicals, Ltd.	23,600	$199,933
HCL Infosystems, Ltd.	71,682	509,780
HEG, Ltd.	20,234	273,703
Hexaware Technologies, Ltd.	44,970	96,277
Himatsingka Seide, Ltd.	28,000	85,648
Hinduja TMT, Ltd.	5,620	97,509
Hindustan Construction Company, Ltd.	53,020	309,074
Hindustan Motors, Ltd. *	62,437	94,852
Hotel Leela Venture, Ltd.	112,448	205,248
ICI India, Ltd.	9,700	138,450
ICICI Bank, Ltd., SADR	177,031	10,887,407
iGATE Global Solutions, Ltd.	12,500	124,783
India Cements, Ltd.	61,036	477,589
India Glycols, Ltd.	11,700	135,535
Indian Hotels Company, Ltd.	290,860	1,168,890
IndusInd Bank, Ltd.	131,779	418,566
Industrial Development Bank of India, Ltd.	208,923	862,936
Infomedia India, Ltd.	4,400	28,805
Ipca Laboratories, Ltd.	5,887	100,605
Jammu & Kashmir Bank, Ltd.	14,370	308,289
JB Chemicals & Pharmaceuticals, Ltd.	20,800	42,898
JBF Industries, Ltd.	16,838	86,042
Jet Airways India, Ltd.	16,525	413,530
Jindal Saw, Ltd. *	15,200	408,673
Jindal Stainless, Ltd.	44,041	258,040
JK Tyre & Industries, Ltd.	4,510	21,162
JSW Steel, Ltd.	51,075	1,691,376
Karnataka Bank, Ltd.	37,324	207,385
Karur Vysya Bank, Ltd.	15,800	170,007
Kesoram Industries, Ltd.	9,211	135,615
Kirloskar Oil Engines, Ltd.	69,124	299,920
Lanxess ABS, Ltd.	4,800	26,098
LIC Housing Finance, Ltd.	23,279	223,521
Mahindra & Mahindra, Ltd.	160,326	3,445,359
Mangalam Cement, Ltd.	14,461	67,552
Maruti Udyog, Ltd.	60,042	1,497,134
Mastek, Ltd.	18,261	154,639
Matrix Laboratories, Ltd. *	43,893	266,995
Mercator Lines, Ltd.	55,549	223,621
Merck, Ltd.	5,500	61,829
Monnet Ispat & Energy, Ltd.	17,371	262,782
Moser Baer India, Ltd.	70,156	540,118
MRF, Ltd.	920	167,302
Mukand, Ltd.	22,832	69,428
Nagarjuna Construction Company, Ltd.	60,700	535,007
Nagarjuna Fertilizers & Chemicals, Ltd. *	125,682	255,059
Nahar Spinning Mills, Ltd.	6,600	18,640
Natco Pharma, Ltd.	3,500	14,591
National Organic Chemical Industries, Ltd.	80,240	118,989
Navneet Publications India, Ltd.	30,000	104,444
Nirma, Ltd.	27,700	188,623
Orchid Chemicals & Pharmaceuticals, Ltd.	20,218	145,944

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India (continued)
Orient Paper & Industries, Ltd.	5,177	$91,830
Patni Computer Systems, Ltd.	35,839	294,822
Petronet LNG, Ltd.	238,460	642,018
Polaris Software Lab, Ltd.	26,963	84,759
Polyplex Corp., Ltd.	1,700	12,502
PSL, Ltd.	10,200	144,776
PTC India, Ltd.	41,049	171,494
Punjab Tractors, Ltd. *	17,492	120,890
Rain Calcining, Ltd.	48,902	83,189
Rallis India, Ltd.	4,273	60,164
Raymond, Ltd.	13,115	144,391
Rei Agro, Ltd.	13,800	283,569
Reliance Industries, Ltd., GDR (g)	118,240	17,469,960
Rolta India, Ltd.	24,325	436,758
Ruchi Soya Industries, Ltd.	45,975	180,568
Seamec, Ltd. *	10,845	78,522
Shasun Chemicals & Drugs, Ltd.	16,407	37,885
Shriram Transport Finance Company, Ltd.	54,419	549,903
Sical Logistics, Ltd. *	6,851	54,108
Sonata Software, Ltd.	29,000	40,295
South Indian Bank, Ltd.	20,294	113,631
SREI Infrastructure Finance, Ltd.	22,993	150,083
SRF, Ltd.	24,910	115,332
Sterlite Optical Technologies, Ltd.	16,753	141,144
Strides Arcolab, Ltd.	8,709	61,926
Sundram Fasteners, Ltd.	17,700	28,594
Supreme Industries, Ltd.	7,790	74,148
Syndicate Bank, Ltd.	164,597	474,116
Tata Chemicals, Ltd.	56,208	581,146
Tata Investment Corp., Ltd.	6,431	116,797
Tata Metaliks, Ltd.	7,900	41,766
Tata Motors, Ltd.	149,148	2,786,641
Teledata Informatics, Ltd. *	46,948	70,301
Teledata Marine Solutions *	23,474	0
Teledata Technology Solutions *	23,474	0
Trent, Ltd.	4,173	83,855
Tube Investments of India, Ltd.	78,362	173,065
TVS Motor Company, Ltd.	51,986	93,669
Unichem Laboratories, Ltd.	9,000	49,735
United Phosphorus, Ltd.	59,452	523,505
Usha Martin, Ltd.	64,955	221,546
Varun Shipping Company, Ltd.	66,246	166,413
Videsh Sanchar Nigam, Ltd., ADR	29,647	1,116,506
Wockhardt, Ltd.	18,700	196,663
Zensar Technologies, Ltd.	6,485	31,141
Zuari Industries, Ltd.	9,200	101,631

		73,065,125
Indonesia - 3.33%
Apexindo Pratama Duta Tbk PT	969,500	216,052
Astra Graphia Tbk PT	606,000	37,330
Astra International Tbk PT	2,336,500	6,698,864

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Indonesia (continued)
Bakrie & Brothers Tbk PT *	10,694,000	$322,979
Bakrieland Development Tbk PT *	1,366,500	88,437
Bank Central Asia Tbk PT	2,000,000	1,532,580
Bank Danamon Indonesia Tbk PT	600,000	504,926
Bank Niaga Tbk PT	5,630,500	531,917
Bank Pan Indonesia Tbk PT *	6,447,500	459,353
Berlian Laju Tanker Tbk PT	2,173,500	605,102
Bhakti Investama Tbk PT	1,102,000	121,881
Charoen Pokphand Indonesia Tbk PT *	1,123,500	126,794
Ciputra Surya Tbk PT *	896,000	91,996
Davomas Abadi Tbk PT *	500,000	13,100
Enseval Putera Megatrading Tbk PT	1,244,000	99,155
Gudang Garam Tbk PT	308,000	275,018
Indocement Tunggal Prakarsa Tbk PT	768,000	664,384
Indofood Sukses Makmur Tbk PT	5,312,500	1,429,341
Kalbe Farma Tbk PT	2,200,000	291,080
Kawasan Industri Jababeka Tbk PT *	6,349,500	152,657
Lippo Karawaci Tbk PT	6,763,750	496,884
Matahari Putra Prima Tbk PT	2,266,500	164,016
Medco Energi Internasional Tbk PT	1,497,000	808,604
Mitra Adiperkasa Tbk PT	837,000	61,645
Panin Insurance Tbk PT *	1,544,000	53,714
Panin Life Tbk PT *	6,381,500	130,767
Polychem Indonesia Tbk PT *	1,954,500	35,804
Ramayana Lestari Sentosa Tbk PT	2,048,000	183,160
Samudera Indonesia Tbk PT	58,500	42,463
Suryainti Permata Tbk PT *	361,500	76,549
Tempo Scan Pacific Tbk PT	2,108,000	165,392
Timah Tbk PT	193,000	577,854
Trias Sentosa Tbk PT	2,019,500	36,788
Trimegah Securities Tbk PT	1,540,500	49,269
Tunas Ridean Tbk PT	949,000	123,913

		17,269,768
Israel - 2.98%
American Israeli Paper Mills, Inc. *	464	30,007
AudioCodes, Ltd. *	21,648	108,809
Azorim Investment Development &
Construction Company, Ltd.	15,586	262,705
Bank Hapoalim, Ltd.	1,027,790	5,123,324
Bank Leumi Le-Israel, Ltd.	992,901	4,815,709
Blue Square Israel, Ltd.	3,239	43,604
Clal Industries & Investments, Ltd.	8,394	46,322
Clal Insurance Enterprise Holdings, Ltd.	5,517	149,849
Delta Galil Industries, Ltd. *	4,777	30,137
Discount Investment Corp.	17,589	561,539
Electra, Ltd. *	731	115,222
Elron Electronic Industries, Ltd. *	22,510	238,255
First International Bank of Israel, Ltd. *	44,364	109,542
Formula Systems, Ltd., GDR *	3,500	42,560
Formula Systems, Ltd. *	8,342	101,735
Frutarom Industries, Ltd.	6,261	50,454
IDB Development Corp., Ltd.	7,772	294,358

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Israel (continued)
Israel Salt Industries, Ltd. *	17,450	$118,169
Ituran Location & Control, Ltd.	2,562	28,874
Koor Industries, Ltd.	10,990	912,298
Leader Holding & Investments, Ltd.	21,500	44,588
Mivtach Shamir Holdings, Ltd.	4,391	115,572
Orbotech, Ltd. *	15,238	267,427
Radvision, Ltd. *	2,526	28,511
Retalix, Ltd. *	15,416	245,285
Scailex Corp., Ltd. *	14,736	146,617
Super-Sol, Ltd.	13,964	61,936
Tower Semiconductor, Ltd. *	115,422	157,064
Union Bank of Israel, Ltd.	24,593	128,247
United Mizrahi Bank, Ltd.	130,445	1,015,480
Urdan Industries, Ltd.	59,725	57,337

		15,451,536
Malaysia - 4.99%
Affin Holdings BHD	715,700	557,355
Al-’Aqar KPJ REIT	5,880	1,725
AMDB BHD *	330,000	33,872
AMMB Holdings BHD	2,042,662	2,329,656
Ann Joo Resources BHD	48,000	38,400
Asas Dunia BHD	24,000	8,082
Asia Pacific Land BHD	282,100	42,186
Bandar Raya Developments BHD	240,800	229,323
Batu Kawan BHD	239,000	818,594
Berjaya Corp. BHD	1,312,300	602,889
Berjaya Land BHD	468,100	926,048
Bolton BHD	177,100	57,965
Boustead Holdings BHD	324,100	626,489
Boustead Properties BHD	33,000	48,142
Cahya Mata Sarawak BHD	241,600	165,836
Dijaya Corp. BHD	40,900	17,900
DNP Holdings BHD	15,000	8,456
DRB-Hicom BHD	798,300	378,477
Eastern & Oriental BHD	70,400	56,612
Eastern Pacific Industrial Corp. BHD	155,600	121,856
ECM Libra Avenue BHD	516,600	146,697
EON Capital BHD	376,200	746,913
Esso Malaysia BHD	92,100	57,239
General Corp. BHD	222,500	76,495
Globetronics Technology BHD	952,200	76,982
Glomac BHD	231,300	95,028
Goldis BHD	163,200	108,280
Hap Seng Consolidated BHD	253,900	204,509
Hong Leong Credit BHD	275,700	496,801
Hong Leong Industries BHD	25,000	38,050
Hume Industries Malaysia BHD	112,800	130,802
Hunza Properties BHD	113,800	92,664
Hwang-DBS Malaysia BHD	105,200	69,336
IGB Corp. BHD	944,300	639,799
IJM Corp. BHD	67,000	173,023

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
IJM Plantations BHD	164,900	$162,240
Insas BHD *	466,600	89,304
Integrated Logistics BHD	155,100	53,657
Jaks Resources BHD *	246,000	97,512
Jaya Tiasa Holdings BHD	63,945	72,071
K & N Kenanga Holdings BHD	323,600	90,568
Karambunai Corp. BHD *	1,978,300	76,486
Keck Seng BHD	148,200	217,606
Kian Joo Can Factory BHD	517,600	264,694
Kim Loong Resources BHD	21,000	20,732
KLCC Property Holdings BHD	595,000	625,385
KPJ Healthcare BHD	84,000	87,415
KSL Holdings BHD	267,333	117,434
KUB Malaysia BHD *	534,400	132,109
Kulim Malaysia BHD	167,600	401,323
Kumpulan Hartanah Selangor BHD *	410,800	111,892
Kwantas Corp. BHD	28,000	72,820
Land & General BHD *	1,081,300	157,845
Landmarks BHD	10,000	8,937
LBS Bina Group BHD *	210,000	35,431
Leader Universal Holdings BHD	639,800	207,823
Lion Corp. BHD *	549,100	126,222
Lion Industries Corp. BHD	422,500	271,579
MAA Holdings BHD	133,400	67,268
Malaysia Building Society BHD	177,300	67,829
Malaysian Plantations BHD	542,300	501,718
MBM Resources BHD	60,500	58,170
Measat Global BHD *	63,200	32,332
Mega First Corp. BHD	163,700	69,168
Melewar Industrial Group BHD	53,000	21,955
MK Land Holdings BHD	632,500	115,215
MNRB Holdings BHD	10,000	14,651
MTD ACPI Engineering BHD	141,900	85,831
MTD Infraperdana BHD	435,700	100,255
Mulpha International BHD *	831,100	388,294
New Straits Times Press BHD *	154,900	92,886
Nylex Malaysia BHD	74,000	33,489
Oriental Holdings BHD	281,300	557,718
OSK Holdings BHD	363,100	252,798
PacificMas BHD	89,000	91,715
Padiberas Nasional BHD	364,500	231,418
Panasonic Manufacturing Malaysia BHD	48,200	170,330
PBA Holdings BHD	32,000	11,600
PJ Development Holdings BHD	480,100	113,523
POS Malaysia & Services Holdings BHD *	437,700	321,456
PPB Group BHD	624,100	2,062,399
Protasco BHD	172,400	50,607
Proton Holdings BHD *	289,000	319,357
Ramunia Holdings BHD *	244,000	75,019
Ranhill BHD *	372,100	274,202
RB Land Holdings BHD *	249,700	216,790
Sarawak Energy BHD	350,300	252,181

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Sarawak Oil Palms BHD	50,300	$92,039
Scientex, Inc. BHD	50,000	20,644
Selangor Dredging BHD	326,900	88,844
Shangri-La Hotels BHD	101,900	77,647
Shell Refining Company Federation
of Malaya BHD	161,700	550,458
SHL Consolidated BHD	172,300	98,596
Southern Steel BHD	36,000	19,469
Sunway City BHD *	265,700	395,806
Sunway Holdings, Inc. BHD *	449,000	246,853
Suria Capital Holdings BHD	286,100	290,322
TA Enterprise BHD	879,500	337,026
Talam Corp. BHD *	360,000	28,364
Tan Chong Motor Holdings BHD	507,300	317,719
TDM BHD	160,500	109,045
Tebrau Teguh BHD *	316,000	99,550
TH Group BHD	269,200	68,275
Time.Com BHD *	671,600	150,239
Tradewinds Malaysia BHD	26,000	42,611
Tradewinds Plantation BHD	261,100	312,181
Unico-Desa Plantations BHD	354,500	119,230
Unisem M BHD	289,700	143,094
United Malacca BHD	65,200	157,755
Utama Banking Group BHD *	152,600	91,470
V.S. Industry BHD	130,800	155,939
WTK Holdings BHD	268,500	198,050
YTL Corp. BHD	531,100	1,262,138
YTL Corp. BHD	35,407	15,846

		25,862,950
Mexico - 8.94%
Alfa SA de CV	425,200	2,746,543
Cemex SA de CV, SADR *	576,073	14,891,487
Coca-Cola Femsa SA de CV, ADR	18,500	911,680
Consorcio ARA SA de CV	82,800	92,554
Controladora Comercial Mexicana SA de CV	427,800	1,077,898
Dine SA de CV *	103,000	113,246
Embotelladoras Arca SA de CV	4,574	15,619
Empresas ICA SA de CV, SADR *	98,824	2,608,954
Empresas ICA Sociedad
Controladora SA de CV *	46,900	309,349
Fomento Economico Mexicano SA de CV,
SADR	240,775	9,190,382
Gruma SA de CV, SADR	26,812	358,476
Gruma SA de CV	17,000	56,868
Grupo Aeroportuario del Pacifico SA de CV,
Series B, SADR	18,900	843,507
Grupo Aeroportuario del Sureste SA de CV,
SADR	25,567	1,565,212
Grupo Aeroportuario del Sureste SA de CV	28,700	175,656
Grupo Carso SA de CV	662,300	2,506,767
Grupo Cementos de Chihuahua SA de CV	35,500	224,268
Grupo Continential SA de CV	236,800	560,632

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mexico (continued)
Grupo Elektra SA de CV	4,140	$125,016
Grupo Financiero Inbursa SA de CV	1,233,300	3,389,956
Grupo Industrial Maseca SA de CV	53,900	52,842
Grupo Industrial Saltillo SA de CV	94,000	159,074
Grupo Kuo SA de CV *	164,000	172,951
Grupo Mexicano de Desarrollo SA de CV *	68,200	255,884
Industrias CH SA de CV *	336,700	1,419,074
Organizacion Soriana SA de CV	680,200	1,786,769
TV Azteca SA de CV *	174,600	104,783
Vitro SA de CV, SADR	90,856	597,832

		46,313,279
Philippines - 0.64%
DMCI Holdings, Inc.	734,000	168,537
Empire East Land Holdings, Inc. *	2,990,000	57,005
Filinvest Development Corp.	730,000	85,782
Filinvest Land, Inc. *	10,498,500	340,836
First Philippine Holdings Corp.	252,500	439,337
Megaworld Corp.	3,929,800	350,637
Metropolitan Bank & Trust Company	562,700	735,058
Petron Corp.	1,994,000	272,335
Rizal Commercial Banking Corp.	247,300	142,947
Security Bank Corp.	102,900	194,332
Semirara Mining Corp.	69,400	72,949
Union Bank of Philippines	162,000	168,807
Universal Robina Corp.	828,500	277,598

		3,306,160
Poland - 3.63%
ABG Ster-Projekt SA	30,780	85,753
Agora SA	42,379	946,214
Bank BPH SA	10,024	423,932
Bank Pekao SA	33,079	3,049,329
Bioton SA *	116,515	41,956
Boryszew SA *	21,543	104,114
Computerland SA	810	11,449
Debica SA	7,977	337,909
Echo Investment SA *	245,530	792,444
Fabryka Kotlow Rafako SA *	16,639	75,430
Fabryki Mebli Forte SA	23,417	63,230
Farmacol SA *	11,755	198,972
Firma Chemiczna Dwory SA *	278,184	145,497
Getin Holding SA *	72,943	432,720
Grupa Kety SA	10,569	689,800
Grupa Lotos SA	51,180	922,385
Impexmetal SA	74,050	279,438
Kredyt Bank SA	48,880	468,061
Krosno SA *	24,403	36,019
MNI SA *	26,192	43,777
Netia SA *	137,260	211,592
Opoczno SA *	9,237	179,637
Orbis SA	32,410	912,777
Pekaes SA *	6,380	31,982

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Poland (continued)
Polski Koncern Miesny Duda SA *	11,421	$34,529
Polski Koncern Naftowy Orlen SA *	310,483	6,555,828
Praterm SA *	4,280	86,402
Prokom Software SA	12,209	652,387
Softbank SA	26,536	790,104
Zaklady Tluszczowe Kruszwica SA	1,270	21,784
Zelmer SA	7,718	197,902

		18,823,353
South Africa - 11.51%
Aeci, Ltd.	87,243	1,012,329
Afgri, Ltd.	219,629	251,451
African Rainbow Minerals, Ltd.	98,885	2,183,393
AG Industries, Ltd. *	152,353	77,562
Allied Electronics Corp., Ltd.	10,355	73,065
Allied Technologies, Ltd.	15,669	150,022
Amalgamated Appliance Holding Company, Ltd. *	78,315	35,300
Argent Industrial, Ltd.	53,021	149,492
Astral Foods, Ltd.	8,230	181,599
AVI, Ltd.	175,420	516,416
Barloworld, Ltd.	94,081	1,476,466
Bytes Technology Group, Ltd.	21,548	58,094
Capitec Bank Holdings, Ltd.	6,930	41,822
Caxton & CTP Publishers & Printers, Ltd.	164,927	405,004
Ceramic Industries, Ltd.	1,970	45,648
DataTec, Ltd.	131,063	636,740
Dimension Data Holdings, Ltd.	249,960	311,733
Distell Group, Ltd.	5,779	52,254
Ellerine Holdings, Ltd.	58,020	709,003
Freeworld Coatings, Ltd. *	94,081	145,230
Gijima Ast Group, Ltd.	338,992	53,944
Gold Fields, Ltd., SADR	298,500	4,238,700
Gold Fields, Ltd.	3,784	54,454
Grindrod, Ltd.	35,005	120,835
Harmony Gold Mining Company, Ltd., SADR *	205,594	2,119,674
Hulamin, Ltd.	11,536	34,563
Iliad Africa, Ltd. *	16,287	35,262
Illovo Sugar, Ltd.	21,230	69,414
Imperial Holdings, Ltd.	89,724	1,370,053
Investec, Ltd.	53,606	510,758
JD Group, Ltd.	67,054	500,772
Johnnic Communications, Ltd.	18,420	146,755
Johnnic Holdings, Ltd. *	49,173	114,724
Kap International Holdings, Ltd.	189,283	93,730
Lewis Group, Ltd.	70,286	474,341
Liberty Group, Ltd.	99,395	1,305,817
Medi-Clinic Corp., Ltd.	45,899	153,436
Metair Investments, Ltd.	163,437	344,238
Metropolitan Holdings, Ltd.	482,415	1,068,892
Mittal Steel South Africa, Ltd.	181,714	3,634,501
Mustek, Ltd.	76,041	81,228
Mvelaphanda Group, Ltd. *	112,210	168,349

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Nampak, Ltd. *	249,019	$786,603
Naspers, Ltd.	3,706	87,716
Nedbank Group, Ltd.	138,913	2,779,105
New Clicks Holdings, Ltd.	74,503	158,437
Northam Platinum, Ltd.	31,856	186,419
Nu-World Holdings, Ltd. *	19,436	73,109
Oceana Group, Ltd.	43,289	126,247
Omnia Holdings, Ltd.	27,969	294,387
PSG Group, Ltd.	94,832	367,790
Sanlam, Ltd.	2,122,424	7,066,361
Santam, Ltd.	10,338	156,983
Sappi, Ltd., SADR	99,261	1,431,344
Sasol, Ltd., SADR	372,432	18,424,211
Steinhoff International Holdings, Ltd. *	480,123	1,360,148
Super Group, Ltd.	174,304	295,256
Telkom SA, Ltd., SADR	3,000	241,350
Tiger Automotive Company, Ltd. *	12,943	31,966
Tiger Wheels, Ltd. *	32,678	0
Tongaat Hulett, Ltd.	11,017	141,961
Trans Hex Group, Ltd.	70,871	104,314
Trencor, Ltd.	63,966	262,024
Value Group, Ltd. *	178,661	60,591

		59,643,385
South Korea - 11.17%
Aekyung Petrochemical Company, Ltd. *	1,660	72,901
Asia Cement Company, Ltd. *	1,260	92,683
Asia Paper Manufacturing Company, Ltd. *	1,600	21,603
Bookook Securities Company, Ltd.	2,100	69,495
Boryung Pharmaceutical Company, Ltd. *	1,174	59,257
BYC Company, Ltd. *	240	53,517
Byucksan Corp. *	1,580	18,299
Byucksan Engineering & Construction
Company, Ltd. *	7,600	54,100
C. & Woobang Construction Company, Ltd. *	7,230	38,445
Cambridge Members Company, Ltd. *	760	20,887
Cheil Industries, Inc. *	15,330	844,717
Choil Aluminum Manufacturing Company, Ltd. *	1,630	19,407
Chokwang Leather Company, Ltd. *	2,200	19,812
Chosun Refractories Company, Ltd. *	650	68,746
CJ Corp. *	2,116	184,158
Crown Confectionery Company, Ltd. *	480	48,620
Dae Chang Industrial Company, Ltd. *	2,600	17,267
Dae Dong Industrial Company, Ltd. *	1,800	39,574
Dae Han Flour Mills Company, Ltd. *	500	125,864
Dae Won Kang Up Company, Ltd. *	1,500	36,011
Daeduck Electronics Company, Ltd. *	15,400	92,811
Daeduck GDS Company, Ltd. *	5,010	43,332
Daehan Synthetic Fiber Company, Ltd. *	429	68,162
Daekyo Company, Ltd.	2,460	233,372
Daelim Trading Company, Ltd. *	1,417	7,266
Daesang Corp. *	3,500	44,908
Daesung Industrial Company, Ltd. *	900	163,518

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Daewoo Electronic Components Company, Ltd. *	3,000	$16,573
Daewoo Motor Sales Corp. *	9,530	386,853
Daewoong Company, Ltd.	620	25,278
Dahaam E-Tec Company, Ltd. *	300	10,512
Daishin Securities Company, Ltd.	16,040	499,139
DI Corp. *	12,000	29,571
Digital Power Communications Company, Ltd. *	13,000	23,952
Dong Ah Tire & Rubber Company, Ltd. *	2,240	20,221
Dong Su Industrial Company, Ltd. *	1,800	32,074
Dongbang Transport Logistics Company, Ltd. *	1,100	42,070
Dongbu Corp. *	6,900	173,899
Dongbu Steel Company, Ltd. *	7,360	118,616
Dong-Il Corp. *	348	30,969
Dongil Rubber Belt Company, Ltd. *	6,137	19,232
Dongkuk Steel Mill Company, Ltd. *	15,090	757,105
Dongwon F & B Company, Ltd. *	870	51,995
Dongwon Industries Company, Ltd. *	760	60,626
Dongyang Engineering & Construction Corp. *	690	37,233
Dongyang Mechatronics Corp. *	5,623	39,848
DPI Holdings Company, Ltd. *	5,790	71,750
En Paper Manufacturing Company, Ltd. *	10,150	34,384
F&F Company, Ltd. *	4,900	21,794
Fursys, Inc. *	2,840	70,693
Gaon Cable Company, Ltd. *	730	33,909
Global & Yuasa Battery Company, Ltd. *	3,500	24,642
H.S. R & A Company, Ltd. *	2,200	27,787
Hae In Corp. *	3,900	18,430
Halla Engineering & Construction Corp. *	3,230	98,244
Hana Financial Group, Inc.	61,520	3,303,068
Handok Pharmaceuticals Company, Ltd.	1,000	21,199
Handsome Company, Ltd. *	9,190	119,701
Hanil Cement Manufacturing Company, Ltd. *	2,110	243,822
Hanil Construction Company, Ltd. *	3,058	52,057
Hanil E-Wha Company, Ltd. *	6,200	16,329
Hanjin Shipping Company, Ltd. *	27,740	1,164,479
Hanjin Transportation Company, Ltd. *	3,340	139,464
Hankook Cosmetics Company, Ltd. *	6,400	23,832
Hankook Tire Company, Ltd. *	55,950	1,060,018
Hankuk Glass Industries, Inc. *	1,970	72,287
Hankuk Paper Manufacturing Company, Ltd. *	1,520	58,984
Hanmi Capital Company, Ltd.	5,310	86,938
Hanshin Construction Company, Ltd. *	3,090	93,307
Hansol Chemical Company, Ltd. *	2,900	28,624
Hansol Paper Company, Inc. *	12,950	231,176
Hanssem Company, Ltd. *	3,800	27,046
Hanwha Chem Corp. *	27,020	526,607
Hanwha Securities Company, Ltd.	10,200	244,900
Hanwha Timeworld Company, Ltd. *	2,650	41,332
Heung-A Shipping Company, Ltd. *	6,660	20,067
Honam Petrochemical Corp. *	7,420	824,179
Hotel Shilla Company, Ltd. *	8,260	195,753

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Husteel Company, Ltd. *	2,300	$43,899
Hwa Shin Company, Ltd. *	14,700	47,034
Hwa Sung Industrial Company, Ltd. *	2,730	43,320
Hwacheon Machine Tool Company, Ltd. *	940	53,793
Hynix Semiconductor, Inc. *	14,660	401,529
Hyosung Corp. *	11,560	713,839
Hyundai Cement Company, Ltd. *	2,010	88,181
Hyundai DSF Company, Ltd. *	2,300	30,810
Hyundai H & S Company, Ltd. *	520	51,166
Hyundai Hysco Company, Ltd. *	22,100	234,664
Hyundai Motor Company, Ltd. *	87,706	6,647,250
Hyundai Pharmaceutical Industrial Company,
Ltd. *	1,550	67,582
Hyundai Securities Company, Ltd.	49,005	1,182,638
Hyundai Steel Company *	22,960	1,915,805
Il Dong Pharmaceutical Company, Ltd.	710	33,605
Iljin Diamond Company, Ltd. *	1,300	20,706
Ilshin Spinning Company, Ltd. *	370	30,425
Ilsung Pharmaceutical Company, Ltd. *	990	117,843
Inzi Controls Company, Ltd. *	6,050	36,526
Isu Chemical Company, Ltd. *	1,700	22,320
Jahwa Electronics Company, Ltd. *	4,300	25,246
Jeil Mutual Savings Bank	1,820	14,095
Jeil Pharmaceutical Company, Ltd. *	6,510	84,848
Jeonbuk Bank, Ltd. *	9,973	95,019
Joongang Construction Company, Ltd. *	1,260	23,738
KC Tech Company, Ltd. *	8,126	49,682
KCC Corp.	2,350	1,316,763
KCTC *	1,530	49,862
Keangnam Enterprises, Ltd. *	3,358	141,884
Keyang Electric Machinery Company, Ltd. *	13,000	35,613
KG Chemical Corp. *	5,600	51,481
Kia Motors Corp. *	97,670	1,043,203
Kirin Company, Ltd. *	1,540	1,599
Kiswire, Ltd. *	2,650	106,724
Kolon Engineering &
Construction Company, Ltd. *	3,900	57,208
Kolon Industries, Inc. *	3,990	146,528
Kookmin Bank, SADR *	14,000	1,026,480
Korea Airport Service Company, Ltd. *	760	42,806
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	29,508
Korea Circuit Company, Ltd. *	5,300	22,094
Korea Development Corp. *	1,450	37,047
Korea Development Financing Corp.	390	16,993
Korea Electric Terminal Company, Ltd.	1,300	33,009
Korea Exchange Bank *	50,730	787,014
Korea Flange Company, Ltd. *	4,810	76,064
Korea Iron & Steel Company, Ltd. *	3,350	303,494
Korea Kumho Petrochemical Company, Ltd. *	3,700	232,531
Korea Mutual Savings Bank	1,980	56,751
Korea Polyol Company, Ltd.	887	51,788
Korean Air Lines Company, Ltd. *	18,550	1,505,904

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Korean Petrochemical Industrial Company,
Ltd. *	2,430	$141,626
KP Chemical Corp. *	27,370	188,935
KT Freetel Company, Ltd. *	49,600	1,598,280
Kukdo Chemical Company, Ltd. *	1,000	30,632
Kumho Investment Bank	5,750	68,671
Kumho Tire Company, Inc. *	20,600	305,281
Kumkang Industrial Company, Ltd. *	1,400	23,166
Kunsul Chemical Industrial Company, Ltd. *	1,970	40,408
Kwang Dong Pharmaceutical Company, Ltd. *	8,100	35,840
Kyeryong Construction
Industrial Company, Ltd. *	2,510	122,384
Kyung Nong Corp.	9,470	48,737
Lee Ku Industrial Company, Ltd. *	8,395	13,903
LG Chem, Ltd. *	7,270	687,707
LG Dacom Corp. *	20,260	455,724
LG Electronics, Inc. *	29,780	3,146,127
LG International Corp. *	10,930	256,034
Lotte Chilsung Beverage Company, Ltd. *	311	347,410
Lotte Confectionery Company, Ltd. *	400	722,184
Lotte Samkang Company, Ltd. *	343	78,575
Manho Rope & Wire, Ltd.	1,350	19,849
Meritz Investment Bank *	30,430	57,866
Meritz Securities Company, Ltd.	11,746	130,910
Moorim Paper Company, Ltd. *	5,200	58,223
Namhae Chemical Corp. *	15,600	241,372
Namyang Dairy Products Company, Ltd. *	180	173,068
Nexen Corp. *	1,160	38,263
Nong Shim Company, Ltd. *	1,400	289,196
Nong Shim Holdings Company, Ltd. *	1,410	115,987
Ottogi Corp. *	536	80,167
Pang Rim Company, Ltd.	910	25,699
PaperCorea, Inc. *	2,800	22,280
Pohang Coated Steel Company, Ltd. *	1,300	33,627
Poonglim Industrial Company, Ltd. *	3,790	40,898
Poongsan Corp. *	8,040	186,894
Pulmuone Company, Ltd. *	1,760	101,487
Pumyang Construction Company, Ltd. *	970	15,322
Pusan Bank *	62,020	1,032,965
Pusan City Gas Company, Ltd. *	3,100	89,408
S&T Dynamics Company, Ltd. *	10,410	124,446
Saehan Industries, Inc. *	15,310	124,938
Saehan Media Company, Ltd. *	12,820	21,534
Sam Kwang Glass Industrial Company, Ltd. *	750	31,899
Sam Lip General Foods Company, Ltd. *	2,300	25,268
Sam Young Electronics Company, Ltd. *	2,950	41,326
Sambu Construction Company, Ltd. *	1,200	65,648
Samhwa Paint Industrial Company, Ltd. *	5,090	19,779
Samick Musical Instruments Company, Ltd. *	8,450	7,349
Samick THK Company, Ltd. *	6,800	23,039
Samjin Pharmaceutical Company, Ltd. *	694	42,874
Samsung Corp. *	38,740	2,939,181

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Samsung Electro-Mechanics Company, Ltd. *	17,840	$923,383
Samsung Fine Chemicals Company, Ltd. *	7,370	341,030
Samsung SDI Company, Ltd. *	17,600	1,237,806
Samwhan Corp. *	1,400	41,077
Samyang Corp. *	2,080	126,317
Samyang Genex Company, Ltd. *	930	88,027
Samyang Tongsang Company, Ltd. *	1,360	51,393
Samyung Trading Company, Ltd. *	4,300	26,828
Savezone I & C Corp. *	16,880	61,726
Seah Besteel Corp. *	7,910	131,440
SeAH Holdings Corp. *	1,010	106,716
SeAH Steel Corp. *	770	39,520
Sebang Company, Ltd. *	5,920	79,115
Sejong Industrial Company, Ltd. *	4,700	24,655
Sempio Foods Company, Ltd. *	1,960	47,207
Sgwicus Corp. *	8,400	25,945
SH Chemical Company, Ltd. *	2,600	22,962
Shin Poong Pharmaceutical Company, Ltd. *	1,870	54,039
Shinhan Engineering & Construction
Company, Ltd. *	2,606	58,746
Shinhan Financial Group Company, Ltd.,
SADR *	23,300	2,671,578
Shinheung Securities Company, Ltd.	3,800	60,674
Shinil Engineering Company, Ltd. *	3,180	38,559
Shinsegae Engineering & Construction
Company, Ltd. *	700	27,015
Shinsung ENG Company, Ltd. *	7,800	42,286
Shinsung Engineering & Construction
Company, Ltd. *	2,678	21,508
Shinyoung Securities Company, Ltd.	2,636	198,594
Silla Company, Ltd. *	3,180	31,075
Sindo Ricoh Company, Ltd. *	2,840	197,212
SJM Company, Ltd. *	5,800	38,199
SK Gas Company, Ltd. *	2,870	224,425
SKC Company, Ltd. *	7,200	212,753
SL Corp.	3,400	31,201
Songwon Industrial Company, Ltd. *	8,100	33,695
Ssangyong Cement Industrial Company, Ltd. *	20,770	356,223
Ssangyong Motor Company, Ltd. *	26,890	176,524
Suheung Capsule Company, Ltd. *	2,800	17,068
Sung Bo Chemicals Company, Ltd. *	950	41,053
Sung Chang Enterprise Company, Ltd.	1,750	44,899
Sungjee Construction Company, Ltd. *	1,400	40,971
Sungshin Cement Company, Ltd. *	5,760	99,006
Sunjin Company, Ltd. *	1,260	42,002
Tae Kyung Industrial Company, Ltd. *	10,000	40,269
Taegu Department Store Company, Ltd.	2,700	42,042
Taekwang Industrial Company, Ltd. *	133	175,476
Taeyoung Engineering & Construction, Ltd. *	9,690	116,592
Taihan Textile Company, Ltd. *	290	15,952
Tailim Packaging Industrial Company, Ltd. *	3,000	34,603
Telcoware Company, Ltd. *	3,800	37,187

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Trybrands, Inc. *	5,400	$25,182
TS Corp. *	980	51,248
Uangel Corp. *	3,800	32,980
Unid Company, Ltd. *	1,200	45,960
Union Steel Company, Ltd. *	2,980	74,432
Wiscom Company, Ltd.	3,760	16,225
Woongjin Holdings Company, Ltd. *	2,860	63,181
Woori Investment & Securities Company, Ltd.	26,550	737,524
Yesco Company, Ltd. *	1,950	77,267
Yoosung Enterprise Company, Ltd. *	6,200	28,398
Youlchon Chemical Company, Ltd. *	9,090	73,820
Young Poong Corp. *	225	117,973
Young Poong Paper Manufacturing
Company, Ltd. *	650	23,054
Youngone Corp. *	11,950	129,252
Yuhwa Securities Company, Ltd.	3,410	84,702

		57,889,368
Taiwan - 10.25%
Acbel Polytech, Inc. *	225,000	115,221
Accton Technology Corp. *	113,000	58,994
Achem Technology Corp.	103,000	57,275
AGV Products Corp. *	199,000	70,643
Ambassador Hotel Company, Ltd.	93,000	90,791
Ampoc Far-East Company, Ltd.	84,460	29,170
Arima Computer Corp. *	407,000	72,752
Asia Polymer Corp.	111,000	88,707
Avision, Inc.	77,376	44,623
Bank of Kaohsiung, Ltd.	194,000	92,965
Behavior Technology Computer Corp. *	6,000	1,511
BenQ Corp. *	633,600	691,756
BES Engineering Corp. *	770,700	187,142
Carnival Industrial Corp. *	198,000	43,135
Cathay Chemical Works, Inc.	93,000	33,353
Cathay Real Estate Development
Company, Ltd.	235,000	108,319
Central Reinsurance Company, Ltd.	156,450	75,907
Chang Hwa Commercial Bank, Ltd.	2,683,000	1,460,443
Charoen Pokphand Enterprise Company, Ltd.	125,000	56,417
Cheng Loong Corp.	536,000	176,945
Chenming Mold Industrial Corp.	126,774	43,939
Chi Investments, Ltd. *	3,215	0
Chi Mei Optoelectronics Corp.	1,810,440	2,516,996
Chia Her Industrial Company, Ltd. *	360,000	28,718
Chia Hsin Cement Corp. *	274,000	180,991
Chien Shing Stainless Steel Company, Ltd. *	199,000	46,388
China Airlines, Ltd.	989,680	441,270
China Chemical & Pharmaceutical Company,
Ltd.	129,000	62,617
China Development Financial Holdings Corp.	6,155,280	2,416,803
China Electric Manufacturing Corp.	94,000	43,138
China General Plastics Corp. *	140,000	39,559
China Glaze Company, Ltd.	107,590	37,844

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
China Manmade Fibers Corp. *	604,000	$214,688
China Motor Company, Ltd.	427,125	320,650
China Petrochemical Development Corp. *	1,022,000	389,548
China Steel Structure Company, Ltd.	94,000	52,646
China Wire & Cable Company, Ltd. *	110,000	21,646
Chin-Poon Industrial Company, Ltd.	128,000	110,886
Chun Yu Works & Company, Ltd.	155,000	40,315
Chun Yuan Steel Industrial Company, Ltd.	296,700	109,280
Chung Hwa Pulp Corp.	207,000	122,207
Chunghwa Picture Tubes, Ltd. *	3,961,000	1,358,994
CMC Magnetics Corp. *	1,823,000	629,524
Collins Company, Ltd.	186,000	67,420
Compeq Manufactuing Company, Ltd.	556,000	186,809
Continental Engineering Corp.	412,000	220,671
Cosmos Bank Taiwan *	497,000	57,768
Da-Cin Construction Company, Ltd.	218,000	103,041
Delpha Construction Company, Ltd. *	181,000	38,246
E.Sun Financial Holding Company, Ltd. *	2,143,000	1,108,309
Eastern Media International Corp.	528,000	179,300
Edom Technology Company, Ltd.	71,000	40,768
Elitegroup Computer Systems Company, Ltd. *	507,000	210,297
Enlight Corp.	163,769	44,807
EVA Airways Corp. *	996,000	411,482
Everest Textile Company, Ltd.	230,000	57,511
Evergreen International Storage & Transport
Corp.	550,000	254,318
Evergreen Marine Corp.	790,000	710,176
Everspring Industry Company, Ltd. *	138,000	40,050
Evertop Wire Cable Corp.	140,395	36,964
Excel Cell Electronic Company, Ltd.	34,000	17,400
Far Eastern Department Stores Company, Ltd.	490,880	588,085
Far Eastern International Bank *	967,000	309,225
Federal Corp.	226,665	121,014
First Copper Technology Company, Ltd.	104,000	36,781
First Financial Holding Company, Ltd.	2,907,000	2,138,437
First Insurance Company, Ltd.	115,000	51,591
Formosa Taffeta Company, Ltd.	454,000	454,967
Formosan Rubber Group, Inc.	136,000	69,192
Fubon Group Company, Ltd.	2,060,000	1,817,367
Fwusow Industry Company, Ltd.	99,000	30,244
Gigabyte Technology Company, Ltd.	450,000	287,985
Gigastorage Corp. *	146,000	31,851
Goldsun Development & Construction
Company, Ltd.	697,310	307,669
Gordon Auto Body Parts Company, Ltd.	49,440	18,192
Grand Pacific Petrochemical Corp. *	285,000	97,121
Grape King, Inc.	108,000	62,601
Great China Metal Industry Company, Ltd.	90,000	40,326
Hey Song Corp.	219,000	81,494
Hitron Technology, Inc. *	108,000	28,334
Ho Tung Chemical Corp. *	308,000	83,059
Hocheng Group Corp. *	255,000	81,704

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Hold-Key Electric Wire & Cable Company, Ltd. *	138,000	$45,704
Hsing TA Cement Company, Ltd.	120,000	39,993
Hua Eng Wire & Cable Company, Ltd.	333,000	111,268
Hua Nan Financial Holdings Company, Ltd.	604,000	394,042
Hung Ching Development Company, Ltd.	166,000	64,768
Hung Sheng Construction Company, Ltd.	187,000	138,168
Hwa Fong Rubber Company, Ltd. *	77,000	19,862
Ichia Technologies, Inc.	74,000	57,908
Inventec Company, Ltd.	535,000	307,464
Jui Li Enterprise Company, Ltd.	65,000	21,230
Kang Na Hsiung Enterprise Company, Ltd.	79,000	41,281
Kao Hsing Chang Iron & Steel Corp. *	447,000	114,315
Kindom Construction Company, Ltd.	194,000	68,036
King Yuan Electronics Company, Ltd.	514,695	248,628
King’s Town Bank *	471,000	124,501
Kinpo Electronics, Inc.	789,480	264,603
Kwong Fong Industries Corp. *	231,000	58,693
Lan Fa Textile Company, Ltd.	165,640	66,777
Lead Data, Inc. *	182,000	50,722
Lealea Enterprise Company, Ltd. *	307,000	74,710
Leofoo Development Company, Ltd. *	86,000	46,951
Li Peng Enterprise Company, Ltd. *	281,600	67,529
Lien Hwa Industrial Corp.	308,878	174,664
Lingsen Precision Industries, Ltd.	146,178	67,850
Long Bon Development Company, Ltd.	41,000	22,264
Long Chen Paper Company, Ltd.	218,549	73,555
Lucky Cement Corp.	167,000	45,138
Macronix International Company, Ltd., SADR	22,180	102,254
Macronix International Company, Ltd.	1,720,722	783,867
Mega Financial Holding Company, Ltd.	5,978,000	3,659,951
Mercuries & Associates, Ltd.	232,000	133,069
Mercuries Data Systems, Ltd. *	204,000	37,509
Micro-Star International Company, Ltd.	530,947	444,365
Namchow Chemical Industrial Company, Ltd. *	180,000	49,715
Nanya Technology Corp.	751,864	421,383
Nien Hsing Textile Company, Ltd.	259,000	156,708
Optimax Technology Corp. *	285,000	98,615
Pacific Construction Company, Ltd. *	160,000	16,624
Prodisc Technology, Inc. *	387,000	68,796
Quintain Steel Company, Ltd. *	164,000	34,047
Ralec Electronic Corp. *	39,000	45,901
Rectron, Ltd. *	174,168	26,151
Reward Wool Industry Corp. *	186,000	51,537
Rexon Industrial Corp., Ltd. *	80,000	19,541
Ritek Corp. *	1,544,000	363,218
Sampo Corp. *	581,000	113,629
Sanyang Industrial Company, Ltd.	337,000	184,503
Sanyo Electric Taiwan Company, Ltd.	38,000	35,619
Sesoda Corp.	69,750	45,732
Sheng Yu Steel Company, Ltd.	25,000	21,354
Shinkong Insurance Company, Ltd.	91,020	49,146
Shinkong Synthetic Fibers Corp. *	675,000	211,224

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Shuttle, Inc. *	122,000	$40,689
Silicon Integrated Systems Corp.	355,000	122,749
Sinon Corp.	164,000	44,631
SinoPac Holdings Company, Ltd.	3,901,000	1,455,124
Sintek Photronic Corp. *	383,000	116,881
Siward Crystal Technology Company, Ltd.	61,156	37,578
Southeast Cement Company, Ltd.	295,000	104,152
Standard Foods Corp.	98,000	49,940
Stark Technology, Inc.	95,000	45,304
Ta Chong Bank, Ltd. *	750,000	228,958
Ta Ya Electric Wire & Cable Company, Ltd.	278,008	83,443
Tah Hsin Industrial Company, Ltd.	65,000	45,466
Taichung Commercial Bank *	656,000	262,878
Tainan Spinning Company, Ltd.	798,000	314,720
Taishin Financial Holdings Company, Ltd. *	2,746,000	1,132,419
Taisun Enterprise Company, Ltd. *	150,000	42,900
Taita Chemical Company, Ltd. *	100,000	32,717
Taiwan Business Bank *	1,850,000	567,080
Taiwan Cooperative Bank	840,580	593,933
Taiwan Fire & Marine Insurance Company, Ltd.	71,000	58,276
Taiwan Fu Hsing Industrial Company, Ltd.	86,000	56,857
Taiwan Glass Industrial Corp.	473,472	510,483
Taiwan Kolin Company, Ltd. *	327,000	107,760
Taiwan Pulp & Paper Corp. *	176,000	57,287
Taiwan Sakura Corp. *	100,000	32,793
Taiwan Styrene Monomer Corp.	250,640	105,103
Taiwan Tea Corp. *	382,000	186,086
Taiyen Biotech Company, Ltd.	115,000	74,636
Tatung Company, Ltd. *	2,291,000	1,102,453
Teapo Electronic Corp. *	205,000	39,642
Teco Electric & Machinery Company, Ltd.	1,256,000	621,845
Tecom Company, Ltd.	108,000	67,263
Tex-Ray Industrial Company, Ltd.	90,000	35,965
Ton Yi Industrial Corp.	664,000	272,358
Twinhead International Corp. *	224,000	29,433
Tycoons Group Enterprise Company, Ltd. *	238,000	47,350
Tze Shin International Company, Ltd.	59,360	32,593
Union Bank of Taiwan *	612,000	132,017
Unitech Electronics Company, Ltd.	101,299	41,768
United Microelectronics Corp.	8,696,454	5,402,690
Universal Cement Corp. *	144,100	55,285
UPC Technology Corp.	386,899	215,042
USI Corp.	294,000	188,333
U-Tech Media Corp. *	180,000	51,096
Ve Wong Corp. *	61,000	37,721
Walsin Lihwa Corp.	1,814,000	741,526
Walsin Technology Corp.	259,000	181,753
Waterland Financial Holding Company	744,600	239,774
Wei Chih Steel Industrial Company, Ltd. *	100,000	25,426
Winbond Electronics Corp.	2,185,000	601,150
Wintek Corp.	468,000	635,282
WUS Printed Circuit Company, Ltd. *	225,000	57,616

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Yageo Corp.	1,587,000	$553,156
Yang Ming Marine Transport Corp.	840,662	641,649
Yi Jinn Industrial Company, Ltd. *	314,000	47,986
Yieh Phui Enterprise Company, Ltd.	718,940	261,956
Yosun Industrial Corp.	75,174	57,389
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	667,610	248,231
Yulon Motor Company, Ltd.	501,355	477,580
Yungtay Engineering Company, Ltd.	177,000	136,668
Zig Sheng Industrial Company, Ltd.	203,600	47,962

		53,131,175
Thailand - 2.78%
Aapico Hitech PCL	120,600	39,383
Adkinson Securities PCL *	2,245,200	60,654
Asia Plus Securities PCL	440,200	49,136
Bangkok Aviation Fuel Services PCL	139,371	46,340
Bangkok Bank PCL, NVDR	1,131,100	3,999,188
Bangkok Expressway PCL	320,600	226,519
Bangkok Insurance PCL	1,500	12,201
Bangkok Land PCL *	6,345,600	143,169
Cal-Comp Electronics Thailand PCL	903,000	187,650
Capital Nomura Securities PCL	25,000	26,401
Charoen Pokphand Foods PCL	2,900,700	396,118
CS Loxinfo PCL	394,400	46,131
Delta Electronics Thailand PCL	293,600	190,010
Eastern Water Resources Development &
Management PCL	295,200	41,539
Golden Land Property PCL *	37,000	8,317
Hemaraj Land & Development PCL	4,907,500	206,877
Home Product Center PCL	358,382	52,558
Jasmine International PCL	5,110,500	60,686
KGI Securities Thailand PCL	1,851,200	152,778
Kiatnakin Finance PCL	238,300	199,851
Krung Thai Bank PCL	4,227,200	1,291,008
Krungthai Card PCL	134,500	123,779
Loxley PCL	1,513,100	104,212
Magnecomp Precision Technology PCL *	637,800	48,850
MBK PCL	46,300	96,215
Nakornthai Strip Mill PCL *	12,761,300	90,922
National Finance PCL	874,200	378,902
Padaeng Industry PCL	38,000	42,109
Polyplex PCL	372,400	66,885
Power Line Engineering PCL	224,700	36,355
Pranda Jewelry PCL	214,300	57,575
PTT Chemical PCL	567,100	2,087,588
Quality House PCL	3,885,800	244,557
Regional Container Lines PCL	209,100	184,674
Robinson Department Store PCL	154,900	49,204
Saha-Union PCL	157,500	85,097
Sahaviriya Steel Industries PCL	5,606,100	134,806
Samart Corp. PCL	158,500	38,349
Sansiri PCL	965,300	103,164

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Thailand (continued)
SC Asset Corp. PCL	168,200	$66,911
Seamico Securities PCL	416,000	41,742
Serm Suk PCL *	86,700	47,359
Shin Satellite PCL *	488,500	147,920
Siam Commercial Bank PCL	490,700	1,260,073
Sino Thai Engineering & Construction PCL *	314,900	51,416
Sri Trang Agro-Industry PCL	60,500	22,810
Supalai PCL	991,500	108,908
Tata Steel Thailand PCL	1,714,200	92,618
Thai Plastic & Chemical PCL	352,400	208,186
Thai Union Frozen Products PCL	312,600	209,309
Tipco Asphalt PCL	97,100	76,389
Tisco Bank PCL, NVDR	54,700	48,340
TMB Bank PCL *	8,802,191	381,511
TPI Polene PCL	800,000	176,933
Vanachai Group PCL	672,300	81,430

		14,431,612
Turkey - 4.01%
Adana Cimento Sanayii TAS	137,502	87,770
Akenerji Elektrik Uretim AS *	28,238	252,204
Aksa Akrilik Kimya Sanayii AS	52,488	121,519
Aksigorta AS	148,926	872,481
Alarko Holding AS	47,896	150,033
Alkim Alkali Kimya AS	9,413	57,699
Altinyildiz Mensucat ve Konfeksiyon
Fabrikalari AS *	14,167	90,374
Anadolu Cam Sanayii AS	84,287	199,400
Anadolu Isuzu Otomotiv Sanayi AS	6,122	48,470
Anadolu Sigorta AS	161,015	273,658
Ayen Enerji AS *	53,740	140,700
Aygaz AS	95,819	426,852
Bagfas Bandirma Gubre Fabrikalari AS	3,356	202,671
Bati Cimento AS	7,206	64,452
BatiSoke AS	16,968	42,449
Bolu Cimento Sanayii AS	79,896	154,889
Borusan Mannesmann Boru Sanayi AS	5,559	48,298
Bossa Ticaret ve Sanayi Isletmeleri TAS	57,084	78,814
Brisa Bridgestone Sabanci Lastik San ve Tic
AS	832	54,608
BSH Ev Aletleri Sanayi ve Ticaret AS	2,182	50,153
Cemtas Celik Makina Sanayi ve Ticaret AS *	67,700	106,097
Cimsa Cimento Sanayi ve Ticaret AS	47,762	351,412
Dogan Sirketler Grubu Holdings AS *	640,222	1,208,399
Dogus Otomotiv Servis ve Ticaret AS	48,187	358,583
Eczacibasi Ilac Sanayi AS *	54,563	241,373
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret
AS *	33,480	101,273
Eregli Demir ve Celik Fabrikalari TAS	418,653	3,669,362
Gentas Genel Metal Sanayi ve Ticaret AS *	43,807	54,502
Global Yatirim Holding AS *	112,799	170,744
Goldas Kuyumculuk Sanayi AS *	54,846	137,162
Goodyear Lastikleri TAS *	2,606	32,865

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Turkey (continued)
GSD Holding AS *	219,149	$281,576
Gunes Sigorta AS *	31,528	49,709
Hektas Ticaret TAS	57,406	58,133
Ihlas Holding AS *	361,336	326,199
Izmir Demir Celik Sanayi AS *	26,754	59,642
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS *	137,304	206,737
Kartonsan Karton Sanayi ve Ticaret AS *	1,065	60,172
Konya Cimento Sanayii AS	708	31,061
Kordsa Global Endustriyel Iplik ve Kord Bezi
Sanayi ve Ticaret Anonim Sirketi AS *	45,827	141,974
Marmaris Marti Otel Isletmeleri AS *	100,968	100,573
Menderes Tekstil Sanayi ve Ticaret AS *	126,375	60,109
Mutlu Aku ve Malzemeleri Sanayi AS *	28,331	58,765
Net Turizm Ticaret ve Sanayi AS *	98,338	97,101
Nortel Networks Netas Telekomunikasyon AS	3,939	94,654
Parsan Makina Parcalari Sanayii AS *	40,197	95,801
Pinar Entegre Et ve Un Sanayi AS	36,324	135,540
Pinar Sut Mamulleri Sanayii AS	25,633	176,927
Sanko Pazarlama Ithalat Ihracat AS *	20,076	62,181
Sarkuysan Elektrolitik Bakir AS	32,233	87,729
Tekstil Bankasi AS *	60,005	92,967
Trakya Cam Sanayi AS	194,949	464,691
Turk Demir Dokum Fabrikalari AS *	4,082	31,830
Turk Sise ve Cam Fabrikalari AS	405,141	814,264
Turkiye Is Bankasi AS	1,093,142	6,828,345
Ulker Gida Sanayi ve Ticaret AS	26,738	108,646
Usas Ucak Servisi AS	27,986	55,927
Uzel Makina Sanayii AS *	20,846	36,153
Vestel Elektronik Sanayi ve Tracaret AS *	71,840	177,266
Zorlu Enerji Elektrik Uretim AS *	33,714	140,721

		20,784,659

TOTAL COMMON STOCKS (Cost $447,897,584)		$497,308,209

PREFERRED STOCKS - 4.23%

Brazil - 4.23%
ArcelorMittal Inox Brasil SA	4,500	249,017
Bardella SA Industrias Mecanicas *	916	76,625
Centrais Eletricas de Santa Catarina SA,
Series B	19,800	472,753
Companhia de Tecidos Norte de Minas SA	5,000	28,932
Confab Industrial SA	54,200	184,524
Fabrica de Produtos Alimenticios Vigor SA *	96,000	147,236
Marcopolo SA	103,400	418,247
Metalurgica Gerdau SA	166,300	6,633,315
Petroquimica Uniao SA	7,000	57,455
Suzano Papel e Celulose SA	137,900	2,246,685
Suzano Petroquimica SA	99,554	562,089
Telemar Norte Leste SA, Series A *	100,000	3,848,315
Uniao de Industrias Petroquimicas SA, Series
B	358,000	360,011

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA, Series A	145,200	$6,648,202

		21,933,406

TOTAL PREFERRED STOCKS (Cost $15,976,691)		$21,933,406

WARRANTS - 0.01%

Hong Kong - 0.00%
HKC Holdings, Ltd. (Expiration Date 11/30/2009, Strike Price HKD 2.05) *	74,800	6,811

Indonesia - 0.00%
Summarecon Agung Tbk PT (Expiration Date 06/21/2010, Strike Price IDR 1,100) *	16,708	979

Malaysia - 0.01%
Bandar Raya Developments BHD (Expiration Date 09/26/2012, Strike Price MYR 1.10) *	108,360	52,099

TOTAL WARRANTS (Cost $3,144)		$59,889

RIGHTS - 0.02%

Hong Kong - 0.00%
Wing Fat Printing Company, Ltd. *	1,300	0

India - 0.01%
Federal Bank, Ltd. (Expiration Date 01/15/2008, Strike Price INR 250.00) *	26,318	57,390

Malaysia - 0.00%
Ramunia Holdings BHD (Expiration Date 01/11/2008, Strike Price MYR 0.580) *	82,954	0
Symphony OR (Expiration Date 01/22/2008, Strike Price MYR 0.31) *	70,840	321

Philippines - 0.00%
Eli Pals (Expiration Date 01/08/2008, Strike Price PHP 1.00) *	996,667	0

Poland - 0.01%
Krosno SA (Strike Price PLN 0.50) *	24,403	15,529

South Korea - 0.00%
Daewoo Electronic Components Company, Ltd. (Expiration Date 01/29/2008, Strike Price KRW 5000.00) *	1,648	370

Taiwan - 0.00%
China Glaze Company, Ltd. (Expiration Date 11/27/2007, Strike Price TWD 12.00) *	107,590	0

TOTAL RIGHTS (Cost $41,174)		$73,610

Total Investments (Emerging Markets Value Trust) (Cost $463,918,593) - 100.21%		$519,375,114
Liabilities in Excess of Other Assets - (0.21)%		(1,063,497)

TOTAL NET ASSETS - 100.00%		$518,311,617

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Banking	13.27%
International Oil	6.44%
Automobiles	5.50%
Financial Services	5.30%
Steel	5.14%

Emerging Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.86%

Advertising - 1.04%
in Ventiv Health, Inc. *	75,199	$2,328,161

Aerospace - 5.18%
BE Aerospace, Inc. *	75,389	3,988,078
HEICO Corp., Class A	58,785	2,504,241
Moog, Inc., Class A *	53,094	2,432,236
Triumph Group, Inc.	32,741	2,696,222

		11,620,777
Air Travel - 1.00%
Allegiant Travel Company *	69,859	2,245,268

Apparel & Textiles - 4.51%
Crocs, Inc. * (a)	116,801	4,299,445
Iconix Brand Group, Inc. *	115,184	2,264,517
The Warnaco Group, Inc. *	65,744	2,287,891
Volcom, Inc. * (a)	57,498	1,266,681

		10,118,534
Auto Parts - 0.96%
LKQ Corp. *	102,838	2,161,655

Banking - 2.41%
East West Bancorp, Inc.	65,031	1,575,701
Signature Bank *	35,360	1,193,400
United Community Banks, Inc. (a)	77,900	1,230,820
Virginia Commerce Bancorp, Inc. * (a)	120,283	1,410,920

		5,410,841
Biotechnology - 4.13%
Applera Corp. - Celera Genomics Group *	69,430	1,101,854
Illumina, Inc. *	39,509	2,341,303
Immucor, Inc. *	104,803	3,562,254
Integra LifeSciences Holdings Corp. * (a)	53,816	2,256,505

		9,261,916
Broadcasting - 0.73%
Sinclair Broadcast Group, Inc., Class A (a)	200,460	1,645,777

Business Services - 3.20%
Kendle International, Inc. *	29,441	1,440,254
Kenexa Corp. *	72,991	1,417,485
Stanley, Inc. *	53,682	1,718,897
Watson Wyatt Worldwide, Inc., Class A	56,065	2,601,977

		7,178,613

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cable & Television - 1.28%
Central European Media Enterprises, Ltd., Class A *	24,718	$2,866,794

Chemicals - 0.98%
Zoltek Companies, Inc. * (a)	51,492	2,207,462

Commercial Services - 1.93%
HMS Holdings Corp. *	76,330	2,534,919
Live Nation, Inc. *	123,570	1,794,237

		4,329,156
Computers & Business Equipment - 2.78%
Blue Coat Systems, Inc. *	16,312	536,175
Internap Network Services Corp. *	143,930	1,198,937
MICROS Systems, Inc. *	47,285	3,317,516
Synaptics, Inc. *	28,589	1,176,723

		6,229,351
Correctional Facilities - 1.37%
The Geo Group, Inc. *	109,390	3,062,920

Cosmetics & Toiletries - 0.77%
Chattem, Inc. *	22,888	1,728,959

Crude Petroleum & Natural Gas - 4.17%
Arena Resources, Inc. *	78,256	3,264,058
Carrizo Oil & Gas, Inc. *	63,075	3,453,356
Concho Resources, Inc. *	127,805	2,634,061

		9,351,475
Drugs & Health Care - 1.48%
Luminex Corp. * (a)	124,654	2,024,381
Parexel International Corp. *	26,624	1,285,939

		3,310,320
Educational Services - 0.81%
Capella Education Company *	27,718	1,814,420

Electrical Equipment - 1.57%
Anixter International, Inc. *	28,014	1,744,432
Baldor Electric Company	52,750	1,775,565

		3,519,997
Energy - 1.11%
Trina Solar, Ltd., SADR * (a)	46,114	2,480,933

Financial Services - 6.39%
Affiliated Managers Group, Inc. * (a)	46,964	5,516,391
GFI Group, Inc. *	31,119	2,978,711
optionsXpress Holdings, Inc.	91,900	3,108,058
Stifel Financial Corp. * (a)	51,853	2,725,912

		14,329,072
Food & Beverages - 1.00%
Hansen Natural Corp. *	50,745	2,247,496

Healthcare Products - 5.93%
Conceptus, Inc. *	147,975	2,847,039
Inverness Medical Innovations, Inc. *	69,131	3,883,780
LifeCell Corp. *	31,295	1,349,127
PSS World Medical, Inc. *	107,144	2,096,808
Volcano Corp. *	88,447	1,106,472

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Wright Medical Group, Inc. *	69,250	$2,020,023

		13,303,249
Healthcare Services - 4.43%
Amedisys, Inc. *	32,690	1,586,119
Healthextras, Inc. *	48,447	1,263,498
ICON PLC, SADR *	26,966	1,668,117
Psychiatric Solutions, Inc. *	90,465	2,940,112
Sun Healthcare Group, Inc. *	144,583	2,482,490

		9,940,336
Insurance - 2.40%
Castlepoint Holdings, Ltd.	133,075	1,596,900
ProAssurance Corp. *	19,813	1,088,130
Tower Group, Inc.	80,501	2,688,733

		5,373,763
Internet Software - 1.17%
DealerTrack Holdings, Inc. *	78,597	2,630,642

Leisure Time - 2.71%
Life Time Fitness, Inc. * (a)	75,636	3,757,596
WMS Industries, Inc. *	63,309	2,319,642

		6,077,238

Liquor - 2.58%
Central European Distribution Corp. *	99,573	5,783,200

Manufacturing - 1.17%
Barnes Group, Inc.	78,503	2,621,215

Metal & Metal Products - 0.76%
Horsehead Holding Corp. *	99,870	1,694,794

Office Furnishings & Supplies - 0.68%
Acco Brands Corp. *	94,669	1,518,491

Petroleum Services - 3.15%
Core Laboratories N.V. *	25,053	3,124,610
GulfMark Offshore, Inc. *	43,236	2,023,012
Superior Energy Services, Inc. *	56,030	1,928,553

		7,076,175
Pharmaceuticals - 1.64%
American Oriental Bioengineering, Inc. *	198,087	2,194,804
Eurand NV * (a)	94,156	1,487,665

		3,682,469
Publishing - 0.47%
Consolidated Graphics, Inc. *	22,286	1,065,716

Real Estate - 2.40%
BioMed Realty Trust, Inc., REIT	84,535	1,958,676
Gafisa S.A., SADR *	58,685	2,197,753
Sunstone Hotel Investors, Inc., REIT	66,727	1,220,437

		5,376,866
Retail Trade - 3.21%
First Cash Financial Services, Inc. *	114,433	1,679,877
Longs Drug Stores Corp.	50,518	2,374,346
NexCen Brands, Inc. *	122,085	590,891

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
The Men’s Wearhouse, Inc.	49,436	$1,333,783
Zumiez, Inc. * (a)	50,607	1,232,787

		7,211,684
Semiconductors - 5.15%
Emulex Corp. *	98,811	1,612,596
FormFactor, Inc. *	60,311	1,996,294
Monolithic Power Systems, Inc. *	77,125	1,655,874
PMC-Sierra, Inc. *	181,200	1,185,048
Varian Semiconductor Equipment Associates, Inc. *	72,423	2,679,651
Verigy, Ltd. *	89,503	2,431,796

		11,561,259
Software - 7.12%
Allscripts Healthcare Solution, Inc. * (a)	32,490	630,956
Macrovision Corp. *	79,522	1,457,638
Magma Design Automation, Inc. *	108,995	1,330,829
Nuance Communications, Inc. * (a)	125,314	2,340,865
Omniture, Inc. * (a)	52,620	1,751,720
Riverbed Technology, Inc. *	20,185	539,747
Solera Holdings, Inc. *	105,347	2,610,499
Synchronoss Technologies, Inc. *	35,475	1,257,234
Taleo Corp. *	60,119	1,790,344
Ultimate Software Group, Inc. *	72,245	2,273,550

		15,983,382
Telecommunications Equipment &
Services - 5.22%
Comtech Telecommunications Corp. *	31,985	1,727,510
Golden Telecom, Inc. *	20,625	2,082,094
NTELOS Holdings Corp.	118,793	3,526,964
PAETEC Holding Corp. *	217,614	2,121,736
Viasat, Inc. *	65,482	2,254,545

		11,712,849
Telephone - 0.87%
Centennial Communications Corp., Class A *	209,264	1,944,063

TOTAL COMMON STOCKS (Cost $203,445,730)		$224,007,288

SHORT TERM INVESTMENTS - 15.54%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$34,853,568	$34,853,568

TOTAL SHORT TERM INVESTMENTS (Cost $34,853,568)		$34,853,568

Total Investments (Emerging Small Company Trust) (Cost $238,299,298) - 115.40%		$258,860,856
Liabilities in Excess of Other Assets - (15.40)%		(34,537,740)

TOTAL NET ASSETS - 100.00%		$224,323,116

Equity-Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.68%

Aerospace - 0.32%
Raytheon Company	127,000	$7,708,900

Air Travel - 0.28%
Southwest Airlines Company	543,000	6,624,600

Aluminum - 0.62%
Alcoa, Inc.	406,900	14,872,195

Auto Parts - 0.53%
Genuine Parts Company	275,500	12,755,650

Automobiles - 0.20%
Ford Motor Company *	722,600	4,863,098

Banking - 3.74%
Fifth Third Bancorp	712,700	17,910,151
KeyCorp	102,000	2,391,900
National City Corp.	354,400	5,833,424
Royal Bank of Scotland Group PLC	800,000	7,063,563
SunTrust Banks, Inc.	432,900	27,051,921
U.S. Bancorp	930,200	29,524,548

		89,775,507
Biotechnology - 0.83%
Amgen, Inc. *	431,800	20,052,792

Broadcasting - 0.62%
CBS Corp., Class B	547,750	14,926,188

Building Materials & Construction - 0.73%
Masco Corp.	813,700	17,584,057

Business Services - 1.23%
Computer Sciences Corp. *	201,600	9,973,152
Electronic Data Systems Corp.	203,900	4,226,847
H & R Block, Inc.	829,900	15,411,243

		29,611,242
Cable & Television - 1.54%
Cablevision Systems Corp., Class A *	381,200	9,339,400
Comcast Corp., Class A *	102,000	1,862,520
Time Warner, Inc.	1,567,500	25,879,425

		37,081,345
Cellular Communications - 0.49%
Motorola, Inc.	727,500	11,669,100

Chemicals - 0.83%
E.I. Du Pont de Nemours & Company	454,100	20,021,269

Computers & Business Equipment - 0.85%
Dell, Inc. *	835,400	20,475,654

Construction Materials - 0.98%
USG Corp. * (a)	252,400	9,033,396
Vulcan Materials Company (a)	183,900	14,544,651

		23,578,047
Cosmetics & Toiletries - 3.95%
Avon Products, Inc.	433,400	17,132,302
Colgate-Palmolive Company	241,600	18,835,136
International Flavors & Fragrances, Inc.	412,000	19,829,560
Kimberly-Clark Corp.	214,300	14,859,562

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cosmetics & Toiletries (continued)
Procter & Gamble Company	331,400	$24,331,388

		94,987,948
Crude Petroleum & Natural Gas - 1.56%
Hess Corp.	323,000	32,577,780
Statoil ASA	157,900	4,871,335

		37,449,115
Drugs & Health Care - 0.84%
Wyeth	456,700	20,181,573

Electrical Equipment - 0.53%
Cooper Industries, Ltd., Class A	239,000	12,638,320

Electrical Utilities - 2.78%
Entergy Corp.	177,800	21,250,656
FirstEnergy Corp.	233,800	16,913,092
Pinnacle West Capital Corp.	227,100	9,631,311
Teco Energy, Inc.	278,400	4,791,264
Xcel Energy, Inc.	633,000	14,286,810

		66,873,133
Electronics - 0.56%
Sony Corp.	247,100	13,462,714

Energy - 1.33%
Duke Energy Corp.	761,700	15,363,489
Progress Energy, Inc.	340,900	16,509,787

		31,873,276
Financial Services - 9.64%
Bank of New York Mellon Corp.	640,800	31,245,408
Capital One Financial Corp.	305,000	14,414,300
Charles Schwab Corp.	138,500	3,538,675
Citigroup, Inc.	630,800	18,570,752
Countrywide Financial Corp. (a)	479,200	4,284,048
Federal National Mortgage Association	382,400	15,288,352
JP Morgan Chase & Company	1,300,700	56,775,555
Legg Mason, Inc.	228,700	16,729,405
Merrill Lynch & Company, Inc.	508,400	27,290,912
SLM Corp.	606,100	12,206,854
State Street Corp.	252,300	20,486,760
Wells Fargo & Company	356,400	10,759,716

		231,590,737
Food & Beverages - 3.79%
Campbell Soup Company	201,600	7,203,168
General Mills, Inc.	356,500	20,320,500
Hershey Company	510,900	20,129,460
Kraft Foods, Inc., Class A	455,700	14,869,491
McCormick & Company, Inc.	265,300	10,057,523
The Coca-Cola Company	303,200	18,607,384

		91,187,526
Gas & Pipeline Utilities - 1.23%
NiSource, Inc.	1,014,300	19,160,127
Spectra Energy Corp.	406,850	10,504,867

		29,664,994

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products - 2.00%
Baxter International, Inc.	230,899	$13,403,687
Boston Scientific Corp. *	377,800	4,393,814
Johnson & Johnson	453,900	30,275,130

		48,072,631
Healthcare Services - 0.06%
Cardinal Health, Inc.	25,400	1,466,850

Holdings Companies/Conglomerates - 3.18%
General Electric Company	2,059,800	76,356,785

Homebuilders - 0.28%
D.R. Horton, Inc.	502,800	6,621,876

Household Appliances - 0.24%
Whirlpool Corp.	71,100	5,803,893

Household Products - 1.58%
Fortune Brands, Inc.	243,900	17,648,604
Newell Rubbermaid, Inc.	786,900	20,364,972

		38,013,576
Insurance - 5.55%
American International Group, Inc.	495,500	28,887,650
Chubb Corp.	198,000	10,806,840
Genworth Financial, Inc., Class A	381,800	9,716,810
Lincoln National Corp.	378,500	22,036,270
Marsh & McLennan Companies, Inc.	1,195,200	31,636,944
Progressive Corp. *	584,800	11,204,768
The Travelers Companies, Inc.	353,400	19,012,920

		133,302,202
International Oil - 9.66%
Anadarko Petroleum Corp.	367,800	24,160,782
BP PLC, ADR	294,400	21,541,248
Chevron Corp.	636,700	59,423,211
Exxon Mobil Corp.	625,000	58,556,250
Murphy Oil Corp.	302,200	25,638,648
Royal Dutch Shell PLC, ADR (a)	508,600	42,824,120

		232,144,259
Internet Content - 0.73%
Yahoo!, Inc. *	752,100	17,493,846

Leisure Time - 0.89%
Walt Disney Company	660,300	21,314,484

Liquor - 1.10%
Anheuser-Busch Companies, Inc.	507,200	26,546,848

Manufacturing - 3.75%
3M Company	365,200	30,793,664
Harley-Davidson, Inc.	305,000	14,246,550
Honeywell International, Inc.	355,000	21,857,350
Illinois Tool Works, Inc.	433,300	23,198,882

		90,096,446
Office Furnishings & Supplies - 0.84%
Avery Dennison Corp.	381,200	20,256,968

Paper - 1.97%
International Paper Company	1,027,400	33,267,212

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Paper (continued)
MeadWestvaco Corp.	453,100	$14,182,030

		47,449,242
Petroleum Services - 1.23%
BJ Services Company	405,000	9,825,300
Schlumberger, Ltd.	201,700	19,841,229

		29,666,529
Pharmaceuticals - 5.23%
Abbott Laboratories	305,900	17,176,285
Bristol-Myers Squibb Company	683,500	18,126,420
Eli Lilly & Company	577,300	30,822,047
Merck & Company, Inc.	580,500	33,732,855
Pfizer, Inc.	1,139,200	25,894,016

		125,751,623
Photography - 0.58%
Eastman Kodak Company (a)	642,300	14,047,101

Publishing - 2.32%
Gannett Company, Inc.	482,800	18,829,200
McGraw-Hill Companies, Inc.	510,100	22,347,481
The New York Times Company, Class A (a)	832,100	14,586,713

		55,763,394
Railroads & Equipment - 0.72%
Union Pacific Corp.	137,700	17,297,874

Retail Trade - 2.67%
Bed Bath & Beyond, Inc. *	560,800	16,481,912
Home Depot, Inc.	841,100	22,659,234
Walgreen Company	25,400	967,232
Wal-Mart Stores, Inc.	504,500	23,978,885

		64,087,263
Sanitary Services - 0.51%
Waste Management, Inc.	378,500	12,365,595

Semiconductors - 1.51%
Analog Devices, Inc.	524,300	16,620,310
Applied Materials, Inc.	302,700	5,375,952
Intel Corp.	535,200	14,268,432

		36,264,694
Software - 2.04%
Microsoft Corp.	1,375,200	48,957,120

Telecommunications Equipment &
Services - 1.38%

Alcatel SA, ADR	1,274,500	9,329,340
Verizon Communications, Inc.	547,700	23,929,013

		33,258,353
Telephone - 3.36%
AT&T, Inc.	1,216,249	50,547,308
Qwest Communications International, Inc. *	2,316,100	16,235,861
Sprint Nextel Corp.	1,070,700	14,058,291

		80,841,460
Tobacco - 0.48%
UST, Inc.	208,400	11,420,320

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Toys, Amusements & Sporting Goods - 0.52%
Mattel, Inc.	654,800	$12,467,392

Trucking & Freight - 0.30%
United Parcel Service, Inc., Class B	101,300	7,163,936

TOTAL COMMON STOCKS (Cost $1,957,423,279)		$2,275,801,540

PREFERRED STOCKS - 0.06%

Financial Services - 0.06%
SLM Corp., Series C *	1,300	1,342,016

TOTAL PREFERRED STOCKS (Cost $1,300,000)		$1,342,016

CONVERTIBLE BONDS - 0.13%

Automobiles - 0.13%
Ford Motor Company 4.25% due 12/15/2036	3,123,000	3,084,275

TOTAL CONVERTIBLE BONDS (Cost $3,123,000)		$3,084,275

SHORT TERM INVESTMENTS - 6.72%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$49,777,159	$49,777,159
T. Rowe Price Reserve Investment Fund (c)	111,855,513	111,855,513

TOTAL SHORT TERM INVESTMENTS (Cost $161,632,673)		$161,632,672

REPURCHASE AGREEMENTS - 0.08%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $1,867,373 on 01/02/2008, collateralized by $1,865,000 Federal Home Loan Bank, 5.435% due 12/20/2022 (valued at $1,904,631, including interest)	$1,867,000	$1,867,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,867,000)		$1,867,000

Total Investments (Equity-Income Trust) (Cost $2,125,345,952) - 101.67%		$2,443,727,503
Liabilities in Excess of Other Assets - (1.67)%		(40,103,986)

TOTAL NET ASSETS - 100.00%		$2,403,623,517

Financial Services Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.83%

Banking - 7.59%
Commerce Bancorp, Inc.	22,200	$846,708
ICICI Bank, Ltd., SADR	12,900	793,350
State Bank of India GDR	73,118	8,800,158

		10,440,216

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Financial Services Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services - 10.09%
Dun & Bradstreet Corp.	69,300	$6,142,059
H & R Block, Inc.	135,200	2,510,664
Moody’s Corp.	146,000	5,212,200

		13,864,923
Containers & Glass - 2.31%
Sealed Air Corp.	137,000	3,170,180

Financial Services - 35.70%
American Express Company	310,800	16,167,815
Ameriprise Financial, Inc.	65,540	3,611,910
Bank of New York Mellon Corp.	141,800	6,914,168
Goldman Sachs Group, Inc.	6,300	1,354,815
JP Morgan Chase & Company	163,148	7,121,410
Merrill Lynch & Company, Inc. *	78,400	3,636,154
Merrill Lynch & Company, Inc.	25,700	1,379,576
T. Rowe Price Group, Inc. (c)	23,300	1,418,504
The First Marblehead Corp. (a)	216,750	3,316,275
Wells Fargo & Company (c)	138,100	4,169,239

		49,089,866
Holdings Companies/Conglomerates - 9.48%
Loews Corp.	235,600	11,860,104
RHJ International *	71,525	1,172,654

		13,032,758
Insurance - 26.32%
Ambac Financial Group, Inc. (a)	27,000	695,790
American International Group, Inc.	122,600	7,147,580
China Life Insurance Company, Ltd., SADR (a)	52,764	4,036,446
Everest Re Group, Ltd.	36,300	3,644,520
FPIC Insurance Group, Inc. *	53,634	2,305,189
Markel Corp. *	14,400	7,071,840
MBIA, Inc. (a)	36,000	670,680
Progressive Corp. *	204,100	3,910,556
Transatlantic Holdings, Inc.	92,237	6,702,863

		36,185,464
International Oil - 5.01%
Canadian Natural Resources, Ltd.	94,200	6,889,788

Investment Companies - 0.33%
Oaktree Capital Group, LLC *	14,000	458,500

TOTAL COMMON STOCKS (Cost $106,552,593)		$133,131,695

SHORT TERM INVESTMENTS - 7.29%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$8,879,266	$8,879,266
UBS Finance Delaware LLC
zero coupon due 01/02/2008	1,148,000	1,147,873

TOTAL SHORT TERM INVESTMENTS
(Cost $10,027,139)		$10,027,139

Total Investments (Financial Services Trust)
(Cost $116,579,732) - 104.12%		$143,158,834
Liabilities in Excess of Other Assets - (4.12)%		(5,666,956)

TOTAL NET ASSETS - 100.00%		$137,491,878

Franklin Templeton Founding Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
Global (Templeton) (h)	21,198,533	$379,453,747
Income (Templeton) (h)	31,291,640	379,567,595
Mutual Shares (Templeton) (h)	31,753,452	379,453,748

TOTAL INVESTMENT COMPANIES (Cost $1,194,865,357)		$1,138,475,090

Total Investments (Franklin Templeton Founding Allocation		$1,138,475,090
Trust) (Cost $1,194,865,357) - 100.00%
Other Assets in Excess of Liabilities - 0.00%		27,129

TOTAL NET ASSETS - 100.00%		$1,138,502,219

Fundamental Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.57%

Advertising - 0.44%
WPP Group PLC, SADR	97,249	$6,252,138

Banking - 2.02%
Commerce Bancorp, Inc.	212,100	8,089,494
Wachovia Corp.	536,750	20,412,603

		28,502,097
Broadcasting - 2.16%
Grupo Televisa SA, SADR *	209,900	4,989,323
Liberty Media Corp., Capital, Series A *	37,605	4,380,606
News Corp., Class A	1,033,600	21,178,464

		30,548,393
Business Services - 3.53%
Dun & Bradstreet Corp.	82,305	7,294,692
H & R Block, Inc.	588,277	10,924,304
Iron Mountain, Inc. *	605,437	22,413,278
Moody’s Corp.	257,499	9,192,714

		49,824,988
Cable & Television - 2.36%
Comcast Corp., Special Class A *	1,610,664	29,185,232
Virgin Media, Inc.	242,207	4,151,428

		33,336,660
Coal - 0.92%
China Coal Energy Company, H Shares	4,221,100	13,041,680

Computers & Business Equipment - 1.74%
Dell, Inc. *	603,200	14,784,432
Hewlett-Packard Company	194,816	9,834,312

		24,618,744
Construction Materials - 1.55%
Martin Marietta Materials, Inc. (a)	101,621	13,474,944
Vulcan Materials Company	105,530	8,346,368

		21,821,312

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Containers & Glass - 1.44%
Sealed Air Corp.	880,092	$20,365,329

Cosmetics & Toiletries - 1.63%
Avon Products, Inc.	158,188	6,253,172
Procter & Gamble Company	227,900	16,732,418

		22,985,590
Crude Petroleum & Natural Gas - 8.15%
Devon Energy Corp.	422,791	37,590,348
EOG Resources, Inc.	364,412	32,523,771
Occidental Petroleum Corp.	582,918	44,878,857

		114,992,976
Electronics - 1.76%
Agilent Technologies, Inc. *	227,700	8,365,698
Tyco Electronics, Ltd.	442,242	16,420,445

		24,786,143
Financial Services - 15.16%
American Express Company	1,082,235	56,297,865
Ameriprise Financial, Inc.	254,927	14,049,027
Bank of New York Mellon Corp.	386,300	18,835,988
Citigroup, Inc.	413,181	12,164,048
Discover Financial Services	58,612	883,869
E*TRADE Financial Corp. * (a)	77,800	276,190
HSBC Holdings PLC	421,662	7,102,681
JP Morgan Chase & Company	1,135,238	49,553,139
Merrill Lynch & Company, Inc. *	398,400	18,477,601
Morgan Stanley	117,425	6,236,442
State Street Corp.	36,795	2,987,754
Wells Fargo & Company	897,934	27,108,627

		213,973,231
Food & Beverages - 1.52%
Diageo PLC, SADR	222,919	19,133,138
Hershey Company	59,017	2,325,270

		21,458,408
Forest Products - 0.28%
Sino-Forest Corp. *	180,600	3,923,263

Gas & Pipeline Utilities - 0.96%
Transocean, Inc. *	94,432	13,517,962

Healthcare Products - 1.39%
Covidien, Ltd.	442,542	19,600,185

Healthcare Services - 2.53%
Cardinal Health, Inc.	181,748	10,495,947
Express Scripts, Inc. *	141,000	10,293,000
UnitedHealth Group, Inc.	257,100	14,963,220

		35,752,167
Holdings Companies/Conglomerates - 7.14%
Berkshire Hathaway, Inc., Class A *	388	54,940,800
China Merchants Holdings International
Company, Ltd.	2,093,405	12,843,817
Loews Corp.	655,189	32,982,214

		100,766,831

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Household Products - 0.16%
Hunter Douglas NV	29,636	$2,189,674

Industrials - 0.27%
Cosco Pacific, Ltd.	1,439,185	3,754,379

Insurance - 9.00%
Ambac Financial Group, Inc. (a)	112,600	2,901,702
American International Group, Inc.	873,417	50,920,211
Aon Corp.	182,792	8,717,350
Markel Corp. *	2,453	1,204,668
MBIA, Inc. (a)	100,900	1,879,767
Millea Holdings, Inc.	342,400	11,495,209
NIPPONKOA Insurance Company, Ltd. *	736,400	6,685,680
Principal Financial Group, Inc.	75,108	5,170,435
Progressive Corp. *	1,122,904	21,514,841
Sun Life Financial, Inc.	43,729	2,446,200
Transatlantic Holdings, Inc.	194,600	14,141,582

		127,077,645
International Oil - 5.88%
Canadian Natural Resources, Ltd.	242,700	17,751,078
ConocoPhillips	738,276	65,189,771

		82,940,849
Internet Content - 0.56%
Google, Inc., Class A *	11,500	7,952,020

Internet Retail - 0.61%
Amazon.com, Inc. *	51,700	4,789,488
Liberty Media Holding Corp.-Interactive A *	196,725	3,753,513

		8,543,001
Liquor - 0.84%
Heineken Holding NV	207,750	11,790,544

Manufacturing - 2.51%
Harley-Davidson, Inc.	364,168	17,010,287
Tyco International, Ltd.	463,042	18,359,616

		35,369,903
Mining - 0.66%
BHP Billiton PLC	136,500	4,162,337
Rio Tinto PLC	48,300	5,083,199

		9,245,536
Publishing - 0.54%
Lagardere S.C.A.	102,213	7,654,757

Real Estate - 0.36%
Hang Lung Group, Ltd.	942,000	5,119,940

Retail Trade - 9.19%
Bed Bath & Beyond, Inc. *	231,350	6,799,377
CarMax, Inc. * (a)	414,100	8,178,475
Costco Wholesale Corp.	947,894	66,125,086
CVS Caremark Corp.	502,167	19,961,138
Lowe’s Companies, Inc.	211,100	4,775,082
Sears Holdings Corp. * (a)	19,200	1,959,360
Wal-Mart Stores, Inc.	459,905	21,859,285

		129,657,803

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors - 0.67%
Texas Instruments, Inc.	283,500	$9,468,900

Shipbuilding - 0.31%
China Shipping Development Company, Ltd.,
Class H	1,702,000	4,419,566

Software - 2.49%
Microsoft Corp.	988,374	35,186,114

Telecommunications Equipment &
Services - 0.56%
SK Telecom Company, Ltd., ADR	262,361	7,828,852

Telephone - 0.72%
Sprint Nextel Corp.	778,800	10,225,644

Tobacco - 3.55%
Altria Group, Inc.	663,397	50,139,545

Transportation - 0.06%
Asciano Group *	143,900	877,113

Trucking & Freight - 0.95%
Kuehne & Nagel International AG	56,900	5,463,594
Toll Holdings, Ltd.	195,675	1,953,645
United Parcel Service, Inc., Class B	84,558	5,979,942

		13,397,181

TOTAL COMMON STOCKS (Cost $1,066,533,772)		$1,362,907,063

CONVERTIBLE BONDS - 0.16%

Telecommunications Equipment &
Services - 0.16%
Level 3 Communications, Inc.
10.00% due 05/01/2011	2,000,000	2,267,500

TOTAL CONVERTIBLE BONDS (Cost $2,000,000)		$2,267,500

SHORT TERM INVESTMENTS - 5.04%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$29,163,806	$29,163,806
UBS Finance Delaware LLC
zero coupon due 01/02/2008	41,888,000	41,883,346

TOTAL SHORT TERM INVESTMENTS
(Cost $71,047,152)		$71,047,152

Total Investments (Fundamental Value Trust)
(Cost $1,139,580,924) - 101.77%		$1,436,221,715
Liabilities in Excess of Other Assets - (1.77)%		(24,938,546)

TOTAL NET ASSETS - 100.00%		$1,411,283,169

Global Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.68%

Austria - 1.10%
Telekom Austria AG	300,000	$8,284,777

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Bermuda - 4.84%
Accenture, Ltd., Class A	400,000	$14,412,000
Covidien, Ltd.	200,000	8,858,000
Tyco Electronics, Ltd.	300,000	11,139,000
Willis Group Holdings, Ltd.	52,180	1,981,275

		36,390,275
Cayman Islands - 2.10%
ACE, Ltd.	70,045	4,327,380
Seagate Technology	450,000	11,475,000

		15,802,380
Finland - 0.63%
UPM-Kymmene Oyj	234,340	4,741,764

France - 7.32%
France Telecom SA	260,000	9,326,382
PSA Peugeot Citroen SA	70,000	5,304,240
Sanofi-Aventis SA	145,000	13,273,336
Total SA	195,000	16,146,065
Vivendi SA	240,000	11,019,119

		55,069,142
Germany - 7.09%
Bayerische Motoren Werke (BMW) AG	180,000	11,168,023
Deutsche Post AG	300,000	10,301,003
Infineon Technologies AG *	750,000	8,841,050
Muenchener Rueckversicherungs-
Gesellschaft AG	20,000	3,884,170
Siemens AG	120,000	19,080,262

		53,274,508
Hong Kong - 0.61%
Cheung Kong Holdings, Ltd.	250,000	4,570,529

Italy - 4.96%
Eni SpA	300,000	10,948,896
Intesa Sanpaolo SpA	1,550,000	12,197,814
Mediaset SpA	300,000	3,022,180
UniCredito Italiano SpA	1,350,000	11,104,284

		37,273,174
Japan - 4.14%
Ebara Corp. (a)	1,500,000	5,091,906
Hitachi, Ltd.	418,000	3,105,467
Konica Minolta Holdings, Inc.	116,500	2,042,362
Mitsubishi UFJ Financial Group, Inc.	1,100,055	10,373,437
Nomura Holdings, Inc.	220,000	3,686,066
Sumitomo Mitsui Financial Group, Inc.	922	6,823,053

		31,122,291
Netherlands - 4.48%
ING Groep NV	280,000	10,910,293
Koninklijke (Royal) Philips Electronics NV	205,000	8,784,287
Reed Elsevier NV (a)	500,000	9,922,663
Royal Dutch Shell PLC, A Shares	96,057	4,049,425

		33,666,668

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Russia - 0.56%
Gazprom OAO, SADR	75,000	$4,238,012

Singapore - 1.21%
Singapore Telecommunications, Ltd.	3,300,000	9,079,183

South Korea - 3.97%
Hana Financial Group, Inc.	74,999	4,026,768
Hyundai Motor Company, Ltd. *	75,000	5,684,260
Kookmin Bank, SADR *	65,000	4,765,800
KT Corp. * (a)	41,420	2,163,814
Samsung Electronics Company, Ltd.	22,500	13,241,194

		29,881,836
Sweden - 0.70%
Svenska Cellulosa AB, ADR	300,000	5,298,240

Switzerland - 2.37%
Novartis AG	200,000	10,937,466
UBS AG	150,000	6,916,154

		17,853,620
Taiwan - 1.43%
Lite-On Technology Corp.	1,649,286	2,850,213
Taiwan Semiconductor
Manufacturing Company, Ltd.	4,149,506	7,867,408

		10,717,621
United Kingdom - 14.83%
Aviva PLC	800,000	10,661,939
BP PLC	900,000	10,998,194
British Energy Group PLC	50,460	552,556
British Sky Broadcasting Group PLC	582,516	7,165,395
Compass Group PLC	674,830	4,117,779
GlaxoSmithKline PLC	450,000	11,428,429
HSBC Holdings PLC	550,000	9,247,785
Kingfisher PLC	1,650,000	4,731,463
Old Mutual PLC (a)	1,750,000	5,830,541
Pearson PLC	400,000	5,792,737
Premier Foods PLC	1,800,000	7,353,811
Royal Bank of Scotland Group PLC	650,000	5,739,145
Royal Dutch Shell PLC, B Shares	200,000	8,337,126
Standard Life PLC	700,000	3,506,187
Vodafone Group PLC	3,000,000	11,261,730
Yell Group PLC	600,000	4,781,630

		111,506,447
United States - 33.34%
American International Group, Inc.	200,000	11,660,000
Amgen, Inc. *	320,000	14,860,800
Boston Scientific Corp. *	720,000	8,373,600
Cadence Design Systems, Inc. *	192,596	3,276,058
Chico’s FAS, Inc. *	650,000	5,869,500
Comcast Corp., Special Class A *	550,000	9,966,000
Eastman Kodak Company (a)	300,000	6,561,000
El Paso Corp.	300,000	5,172,000
Electronic Data Systems Corp.	500,000	10,365,000
Expedia, Inc. *	110,000	3,478,200

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
General Electric Company	400,000	$14,828,000
Harley-Davidson, Inc.	100,000	4,671,000
Interpublic Group of Companies, Inc. *	450,000	3,649,500
Merck & Company, Inc.	92,610	5,381,567
Microsoft Corp.	600,000	21,360,000
News Corp., Class A	700,000	14,343,000
Oracle Corp. *	800,000	18,064,000
Pfizer, Inc.	650,000	14,774,500
Pitney Bowes, Inc.	80,000	3,043,200
Quest Diagnostics, Inc.	140,000	7,406,000
Sprint Nextel Corp.	1,000,000	13,130,000
Tenet Healthcare Corp. *	648,944	3,296,636
Time Warner, Inc.	850,000	14,033,500
Torchmark Corp.	68,900	4,170,517
Tyco International, Ltd.	240,000	9,516,000
United Parcel Service, Inc., Class B	150,000	10,608,000
Viacom, Inc., Class B *	200,000	8,784,000

		250,641,578

TOTAL COMMON STOCKS (Cost $699,271,639)		$719,412,045

SHORT TERM INVESTMENTS - 7.33%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$27,829,001	$27,829,001
Paribas Corp. Time Deposit
3.25% due 01/02/2008	27,295,000	27,295,000

TOTAL SHORT TERM INVESTMENTS
(Cost $55,124,001)		$55,124,001

REPURCHASE AGREEMENTS - 0.01%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$50,010 on 01/02/2008,
collateralized by $50,000 Federal
Home Loan Bank, 4.875% due
05/14/2010 (valued at $51,688,
including interest)	$50,000	$50,000

TOTAL REPURCHASE AGREEMENTS
(Cost $50,000)		$50,000

Total Investments (Global Trust)
(Cost $754,445,640) - 103.02%		$774,586,046
Liabilities in Excess of Other Assets - (3.02)%		(22,711,564)

TOTAL NET ASSETS - 100.00%		$751,874,482

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):
Banking	8.01%
Insurance	7.57%
Pharmaceuticals	5.97%
International Oil	5.81%
Telecommunications Equipment & Services	5.34%

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 65.82%

Australia - 0.56%
National Australia Bank, Ltd.	14,558	$479,535
Qantas Airways, Ltd., ADR	139,016	660,513
QBE Insurance Group, Ltd.	24,004	696,904

		1,836,952
Austria - 0.10%
Telekom Austria AG	11,789	325,564

Bermuda - 0.29%
Esprit Holdings, Ltd.	30,200	448,153
Weatherford International, Ltd. *	7,300	500,780

		948,933
Canada - 0.63%
Canadian National Railway Company	7,700	363,954
Canadian Pacific Railway, Ltd.	3,900	253,770
Cott Corp. *	6,900	45,792
Research In Motion, Ltd. *	3,300	374,220
Toronto Dominion Bank Ontario	11,000	774,609
Trans-Canada Corp.	6,600	271,102

		2,083,447
Finland - 0.33%
Nokia AB Oyj	15,394	591,395
Stora Enso Oyj, R Shares	32,413	483,857

		1,075,252
France - 1.77%
AXA Group SA	15,237	607,483
Compagnie Generale des Etablissements
Michelin, Class B	3,879	443,479
France Telecom SA	37,059	1,329,332
Renault Regie Nationale SA	1,929	273,575
STMicroelectronics NV	17,130	245,028
Suez SA	14,731	1,002,679
Total SA	23,611	1,954,999

		5,856,575
Germany - 1.90%
Allianz AG	3,755	808,974
DaimlerChrysler AG	4,873	472,291
Deutsche Postbank AG	3,317	295,114
E.ON AG	2,871	610,354
Henkel KGaA	14,856	834,906
MAN AG	2,654	440,521
Metro AG	8,159	686,848
SAP AG	11,577	595,906
Siemens AG	9,650	1,534,371

		6,279,285
Greece - 0.23%
Alpha Bank A.E.	13,292	481,339
National Bank of Greece SA	3,998	274,163

		755,502
Hong Kong - 0.14%
Sun Hung Kai Properties, Ltd.	22,000	461,520

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Ireland - 0.44%
Bank of Ireland - London	46,941	$696,573
CRH PLC - London	8,832	304,573
Experian Group, Ltd.	24,759	195,556
Irish Life & Permanent PLC - London	10,768	186,581
Smurfit Kappa Group PLC *	4,826	79,733

		1,463,016
Italy - 0.43%
Intesa Sanpaolo SpA	120,811	950,729
UniCredito Italiano SpA	56,035	460,910

		1,411,639
Japan - 2.95%
AEON Company, Ltd.	12,600	183,797
Asahi Breweries, Ltd.	23,300	393,024
Bridgestone Corp.	15,300	270,122
Canon, Inc.	11,000	503,432
East Japan Railway Company	27	222,089
Fast Retailing Company, Ltd.	2,100	150,200
Honda Motor Company, Ltd.	17,300	571,503
Hoya Corp.	13,300	420,801
Japan Tobacco, Inc.	81	478,932
JFE Holdings, Inc.	4,800	240,692
KDDI Corp.	71	525,334
Komatsu, Ltd.	7,000	187,734
Kubota Corp.	31,000	208,615
Mitsubishi Corp.	22,400	606,249
Mitsui Fudosan Company, Ltd.	10,000	215,664
Mitsui O.S.K. Lines, Ltd.	12,000	151,707
Mitsui Sumitomo Insurance Company, Ltd.	33,000	319,511
Nitto Denko Corp.	7,900	415,199
NOK Corp.	8,200	172,533
Nomura Holdings, Inc.	14,000	234,568
NTN Corp.	23,000	199,389
NTT DoCoMo, Inc.	209	344,078
Shin-Etsu Chemical Company, Ltd.	6,400	398,024
SMC Corp.	1,600	190,342
Sumitomo Mitsui Financial Group, Inc.	65	481,018
Sumitomo Trust & Banking Company, Ltd.	36,000	237,267
The Bank of Yokohama, Ltd.	38,000	264,761
Tokyo Gas Company, Ltd.	47,000	219,552
Toyota Motor Corp.	11,300	601,823
Yamada Denki Company, Ltd.	2,740	309,086

		9,717,046
Netherlands - 0.86%
ASML Holding NV *	28,891	912,200
ING Groep NV	7,723	300,929
Koninklijke (Royal) KPN NV	31,293	570,114
Koninklijke (Royal) Philips Electronics NV	6,370	272,956
Reed Elsevier NV	21,103	418,796
TNT Post Group NV	8,869	367,972

		2,842,967

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Norway - 0.16%
Statoil ASA	7,950	$245,264
Telenor ASA	12,300	291,866

		537,130
Spain - 0.36%
Banco Santander Central Hispano SA	55,461	1,197,844

Sweden - 0.26%
Ericsson LM, Series B	172,000	402,579
Sandvik AB *	26,100	447,596

		850,175
Switzerland - 1.77%
Alcon, Inc.	3,100	443,424
Credit Suisse Group AG	15,610	939,653
Holcim, Ltd.	3,541	377,472
Nestle SA	1,930	886,237
Novartis AG	23,633	1,292,426
Roche Holdings AG - Genusschein	8,660	1,497,017
Straumann Holding AG	958	262,984
Synthes AG	1,144	142,238

		5,841,451
United Kingdom - 3.71%
Associated British Foods PLC	31,707	565,597
AstraZeneca Group PLC	7,528	324,026
Barclays PLC	108,930	1,100,116
BICC PLC	18,191	179,936
BP PLC	151,453	1,850,788
British Sky Broadcasting Group PLC	39,720	488,587
Cadbury Schweppes PLC	20,281	247,973
Carnival PLC	7,410	325,843
Cobham PLC	41,537	172,860
Diageo PLC	23,358	501,384
Kingfisher PLC	102,611	294,243
Prudential PLC	58,715	826,753
Rio Tinto PLC	2,564	269,841
Royal Bank of Scotland Group PLC	55,823	492,887
Scottish & Southern Energy PLC	12,413	404,756
Standard Chartered PLC	15,548	567,449
Tesco PLC	90,472	860,617
Vodafone Group PLC	552,218	2,072,977
Wolseley PLC	30,854	453,617
WPP Group PLC	18,865	241,681

		12,241,931
United States - 48.93%
Abbott Laboratories	2,400	134,760
Abercrombie & Fitch Company, Class A	2,300	183,931
Adobe Systems, Inc. *	3,400	145,282
AFLAC, Inc.	31,600	1,979,108
Allergan, Inc.	57,500	3,693,800
American Eagle Outfitters, Inc.	10,100	209,777
American Electric Power Company, Inc.	26,800	1,247,808
American Tower Corp., Class A *	3,800	161,880

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Amgen, Inc. *	8,400	$390,096
Analog Devices, Inc.	64,800	2,054,160
Anheuser-Busch Companies, Inc.	18,800	983,992
Apache Corp.	1,800	193,572
Apple, Inc. *	5,700	1,129,056
ArcelorMittal	5,547	429,992
AT&T, Inc.	48,400	2,011,504
Automatic Data Processing, Inc.	5,200	231,556
Bank of New York Mellon Corp.	56,201	2,740,361
Baxter International, Inc.	7,600	441,180
Becton, Dickinson & Company	4,900	409,542
Blackrock, Inc.	500	108,400
Boeing Company	2,000	174,920
BorgWarner, Inc.	39,600	1,917,036
Bristol-Myers Squibb Company	31,400	832,728
Broadcom Corp., Class A *	11,700	305,838
Burlington Northern Santa Fe Corp.	35,900	2,987,957
Campbell Soup Company	4,200	150,066
Carnival Corp. (a)	43,900	1,953,111
CB Richard Ellis Group, Inc. *	1,800	38,790
Cephalon, Inc. *	7,500	538,200
Chevron Corp.	10,900	1,017,297
Chico’s FAS, Inc. *	38,500	347,655
Cisco Systems, Inc. *	23,800	644,266
Citigroup, Inc.	117,300	3,453,312
City National Corp.	8,500	506,175
Coach, Inc. *	21,800	666,644
Comcast Corp., Class A *	59,600	1,088,296
ConocoPhillips	3,500	309,050
CONSOL Energy, Inc.	2,800	200,256
Constellation Brands, Inc., Class A *	45,500	1,075,620
Costco Wholesale Corp.	18,200	1,269,632
DaVita, Inc. *	7,000	394,450
Dell, Inc. *	49,400	1,210,794
Discover Financial Services	52,650	793,962
eBay, Inc. *	16,400	544,316
EMC Corp. *	14,900	276,097
ENSCO International, Inc.	17,600	1,049,312
EOG Resources, Inc.	22,300	1,990,275
Exelon Corp.	58,300	4,759,612
Express Scripts, Inc. *	4,800	350,400
Exxon Mobil Corp.	14,400	1,349,136
Federal Home Loan Mortgage Corp.	47,100	1,604,697
FedEx Corp.	22,700	2,024,159
Fifth Third Bancorp	67,000	1,683,710
Fortune Brands, Inc.	15,100	1,092,636
Freeport-McMoRan Copper & Gold, Inc.,
Class B	2,200	225,368
Genentech, Inc. *	6,300	422,541
General Dynamics Corp.	2,300	204,677
General Electric Company	118,700	4,400,209
Genzyme Corp. *	34,600	2,575,624

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Goldman Sachs Group, Inc.	1,600	$344,080
Google, Inc., Class A *	1,700	1,175,516
Halliburton Company	70,700	2,680,237
Harley-Davidson, Inc.	13,100	611,901
Hartford Financial Services Group, Inc.	14,500	1,264,255
Illinois Tool Works, Inc.	50,200	2,687,708
Intel Corp.	160,100	4,268,266
International Game Technology	15,100	663,343
Interpublic Group of Companies, Inc. *	99,100	803,701
Intuit, Inc. *	31,500	995,715
iShares Russell 1000 Growth Index Fund	600	36,468
ITT Educational Services, Inc. *	4,600	392,242
J. Crew Group, Inc. *	7,900	380,859
Johnson & Johnson	42,400	2,828,080
Johnson Controls, Inc.	60,900	2,194,836
JP Morgan Chase & Company	34,100	1,488,465
Laboratory Corp. of America Holdings *	8,000	604,240
Las Vegas Sands Corp. *	1,700	175,185
Lexmark International, Inc. *	12,700	442,722
Linear Technology Corp. (a)	29,500	938,985
Masco Corp.	95,600	2,065,916
MasterCard, Inc., Class A	4,400	946,880
McGraw-Hill Companies, Inc.	17,200	753,532
Medco Health Solutions, Inc. *	18,600	1,886,040
Medtronic, Inc.	36,900	1,854,963
Merck & Company, Inc.	47,400	2,754,414
Microchip Technology, Inc.	9,200	289,064
Microsoft Corp.	114,700	4,083,320
Millipore Corp. *	5,300	387,854
Morgan Stanley	69,900	3,712,389
Network Appliance, Inc. *	28,400	708,864
News Corp., Class A	69,400	1,422,006
NiSource, Inc.	32,000	604,480
Northeast Utilities	3,200	100,192
Omnicom Group, Inc.	30,300	1,440,159
PACCAR, Inc.	28,250	1,539,060
Patriot Coal Corp. *	1,840	76,802
Peabody Energy Corp.	40,800	2,514,912
Pepco Holdings, Inc.	21,000	615,930
PepsiCo, Inc.	2,500	189,750
Pharmaceutical Product Development, Inc.	13,000	524,810
PNC Financial Services Group, Inc.	14,900	978,185
Praxair, Inc.	8,700	771,777
Precision Castparts Corp.	600	83,220
Principal Financial Group, Inc.	4,200	289,128
Procter & Gamble Company	3,500	256,970
QUALCOMM, Inc.	14,600	574,510
Quest Diagnostics, Inc.	6,900	365,010
R.H. Donnelley Corp. *	24,407	890,367
Range Resources Corp.	3,200	164,352
Red Hat, Inc. *	19,200	400,128
Rockwell Automation, Inc.	4,900	337,904

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Royal Caribbean Cruises, Ltd.	17,300	$734,212
Ryder Systems, Inc.	17,300	813,273
Schering-Plough Corp.	26,500	705,960
Schlumberger, Ltd.	6,500	639,405
Sempra Energy	25,400	1,571,752
Southwestern Energy Company *	2,700	150,444
Sprint Nextel Corp.	162,095	2,128,307
Starbucks Corp. *	13,500	276,345
Symantec Corp. *	124,144	2,003,684
Sysco Corp.	49,900	1,557,379
Target Corp.	21,600	1,080,000
The Blackstone Group LP (a)	14,578	322,611
The Manitowoc Company, Inc.	4,100	200,203
UBS Emerging Markets Equities Fund *	91,446	3,688,165
UBS High Yield Fund *	453,428	9,857,790
United Technologies Corp.	8,000	612,320
UnitedHealth Group, Inc.	20,300	1,181,460
Viacom, Inc., Class B *	27,900	1,225,368
Wells Fargo & Company	121,800	3,677,142
Wyeth	67,500	2,982,825
Wynn Resorts, Ltd. * (a)	5,400	605,502
Xilinx, Inc.	51,500	1,126,305
XTO Energy, Inc.	5,375	276,060
Zimmer Holdings, Inc. *	1,800	119,070

		161,403,855

TOTAL COMMON STOCKS (Cost $204,749,989)		$217,130,084

U.S. TREASURY OBLIGATIONS - 5.26%

Federal Home Loan Mortgage Corp. - 0.15%
4.75% due 03/05/2012	465,000	480,045
Treasury Inflation Protected
Securities (d) - 0.29%
2.375% due 01/15/2027	911,671	964,092

U.S. Treasury Bonds - 1.05%
4.75% due 02/15/2037	785,000	822,042
6.25% due 08/15/2023	1,950,000	2,334,669
8.125% due 08/15/2019	230,000	310,033

		3,466,744
U.S. Treasury Notes - 3.77%
3.625% due 10/31/2009	1,680,000	1,696,538
4.25% due 11/15/2013	1,015,000	1,052,349
4.625% due 11/15/2016	1,010,000	1,058,370
4.875% due 06/30/2009 to 06/30/2012	8,290,000	8,620,206

		12,427,463

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,136,656)		$17,338,344

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.07%

Federal Home Loan Mortgage Corp. - 1.83%
4.50% due 04/01/2020 to 06/01/2034	1,007,285	980,715
5.00% due 10/01/2035	767,092	748,937

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp. (continued)
5.197% due 05/01/2037		$642,055	$646,443
5.30% due 02/27/2009		355,000	355,739
5.50% due 04/01/2018 to 04/01/2037		1,808,358	1,809,835
5.60% due 10/17/2013		315,000	317,880
5.75% due 10/10/2012 to 06/27/2016		320,000	334,705
5.75% due 09/15/2010	EUR	350,000	526,519
6.00% due 03/01/2029		$25,543	26,097
6.50% due 11/01/2029		274,167	284,669

			6,031,539
Federal National Mortgage
Association - 2.62%
4.624% due 09/01/2035		695,775	687,833
5.00% due 10/15/2010		150,000	151,044
5.25% due 08/01/2012		200,000	207,898
5.50% due 01/23/2012 to 09/01/2034		2,636,884	2,645,655
5.625% due 07/15/2037		240,000	265,985
5.786% due 02/01/2036		357,942	364,584
6.00% due 06/01/2014 to 11/01/2036		2,293,907	2,319,076
6.07% due 05/12/2016		355,000	356,444
6.154% due 04/01/2036		692,556	712,267
6.50% due 06/01/2017 to 09/01/2034		779,376	807,744
7.50% due 07/25/2041		142,160	150,923

			8,669,453
Government National Mortgage
Association - 0.62%
6.00% due 07/15/2029		749,994	770,626
6.125% due 12/20/2029 (b)		9,240	9,360
6.50% due 08/15/2027 to 04/15/2031		1,211,234	1,263,492

			2,043,478

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,561,695)			$16,744,470

FOREIGN GOVERNMENT OBLIGATIONS - 7.71%

Austria - 0.32%
Republic of Austria
5.00% due 01/15/2008	EUR	300,000	438,740
5.25% due 01/04/2011		415,000	626,093

			1,064,833
Belgium - 0.20%
Kingdom of Belgium
5.75% due 03/28/2008		440,000	645,887

Canada - 0.31%
Government of Canada
6.00% due 06/01/2011	CAD	940,000	1,017,528

France - 0.76%
Government of France
3.00% due 07/12/2008	EUR	235,000	341,477
3.50% due 07/12/2009		185,000	268,162
4.75% due 04/25/2035		350,000	517,844
5.50% due 04/25/2029		840,000	1,367,060

			2,494,543

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Germany - 2.39%
Federal Republic of Germany
3.75% due 12/12/2008	EUR	820,000	$1,194,766
Federal Republic of Germany
3.50% due 10/10/2008		1,375,000	1,999,942
3.75% due 01/04/2015		80,000	113,485
3.75% due 01/04/2009		415,000	605,170
4.50% due 07/04/2009		1,590,000	2,336,732
4.75% due 07/04/2034		835,000	1,242,589
5.25% due 07/04/2010		180,000	270,343
6.25% due 01/04/2024		65,000	112,999

			7,876,026
Italy - 1.23%
Republic of Italy
4.00% due 02/01/2037		740,000	925,820
4.50% due 05/01/2009		555,000	815,130
5.25% due 08/01/2011		600,000	906,627
6.50% due 11/01/2027		805,000	1,419,035

			4,066,612
Japan - 1.16%
Government of Japan
0.30% due 03/20/2008	JPY	91,000,000	813,757
0.50% due 12/10/2014		15,060,000	131,720
0.90% due 06/15/2008		65,000,000	582,423
1.00% due 06/10/2016		56,392,000	503,926
1.30% due 06/20/2011		115,000,000	1,044,642
1.30% due 06/20/2015		10,500,000	94,328
1.90% due 06/20/2025		35,000,000	309,822
2.30% due 06/20/2035		41,000,000	364,300

			3,844,918
Netherlands - 0.31%
Kingdom of Netherlands
4.00% due 01/15/2037	EUR	395,000	517,499
5.00% due 07/15/2011		345,000	518,591

			1,036,090
Poland - 0.46%
Republic of Poland
5.25% due 10/25/2017	PLN	2,260,000	873,291
5.75% due 09/23/2022		1,590,000	640,035

			1,513,326
Sweden - 0.11%
Kingdom of Sweden
6.75% due 05/05/2014	SEK	2,140,000	376,168

United Kingdom - 0.46%
Government of United Kingdom
4.75% due 03/07/2020	GBP	360,000	732,188
4.75% due 09/07/2015		65,000	131,424
5.00% due 03/07/2012		315,000	641,493

			1,505,105

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $24,014,054)			$25,441,036

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS - 5.00%

Cayman Islands - 0.02%
Transocean, Inc.
6.80% due 03/15/2038		$75,000	$76,526

France - 0.01%
France Telecom SA
7.75% due 03/01/2011		30,000	32,245

Germany - 0.73%
KfW Bankengruppe, EMTN
4.75% due 12/07/2010	GBP	200,000	397,247
Kreditanstalt Fuer Wiederaufbau
5.00% due 07/04/2011	EUR	330,000	493,959
Kreditanstalt fuer Wiederaufbau, EMTN
4.625% due 10/12/2012		530,000	781,598
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015	GBP	200,000	412,422
Landwirtschaftliche Rentenbank
6.00% due 09/15/2009	AUD	380,000	326,233

			2,411,459
Luxembourg - 0.09%
Telecom Italia Capital SA
5.25% due 11/15/2013		$295,000	291,557

Netherlands - 0.11%
Rabobank Nederland, Series E, MTN
4.125% due 04/04/2012	EUR	255,000	364,419

SNAT - 0.25%
European Investment Bank
6.25% due 04/15/2014	GBP	160,000	340,947
European Investment Bank, Series INTL
5.375% due 10/15/2012	EUR	320,000	488,608

			829,555
United Kingdom - 0.32%
Abbey National PLC
7.95% due 10/26/2029		$25,000	29,644
AstraZeneca PLC
6.45% due 09/15/2037		55,000	60,262
Halifax PLC
9.375% due 05/15/2021	GBP	100,000	250,775
Lloyds TSB Bank PLC, EMTN
6.625% due 03/30/2015		150,000	306,964
Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$65,000	69,488
Royal Bank of Scotland PLC
9.625% due 06/22/2015	GBP	120,000	285,459
SABMiller PLC
6.50% due 07/01/2016 (g)		$55,000	57,440

			1,060,032
United States - 3.47%
Abbott Laboratories
5.60% due 11/30/2017		360,000	369,872
Allergan, Inc.
5.75% due 04/01/2016		200,000	204,855
Anadarko Petroleum Corp.
5.95% due 09/15/2016		35,000	35,638

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
AOL Time Warner, Inc.
6.875% due 05/01/2012		$200,000	$210,602
AT&T Wireless Services, Inc.
8.75% due 03/01/2031		30,000	38,880
AT&T, Inc.
6.50% due 09/01/2037		100,000	104,568
Avalonbay Communities, Inc.
7.50% due 08/01/2009		15,000	15,595
Avon Products, Inc.
7.15% due 11/15/2009		25,000	26,394
Bank of America Corp.
5.42% due 03/15/2017		500,000	483,150
Bank One Corp.
7.875% due 08/01/2010		85,000	91,687
Bear Stearns Companies, Inc.
5.55% due 01/22/2017		130,000	116,508
Bellsouth Corp.
6.55% due 06/15/2034		35,000	36,201
Boeing Capital Corp.
6.10% due 03/01/2011		50,000	52,408
Bristol-Myers Squibb Company
5.875% due 11/15/2036		115,000	114,278
Burlington Northern Santa Fe Corp.
7.082% due 05/13/2029		25,000	27,090
Capital One Financial Corp.
5.50% due 06/01/2015		165,000	152,191
6.75% due 09/15/2017		250,000	239,780
Citigroup, Inc.
5.625% due 08/27/2012		165,000	167,142
5.875% due 05/29/2037		40,000	37,331
6.125% due 11/21/2017		300,000	308,158
Citigroup, Inc., Series E, MTN
5.50% due 11/18/2015	GBP	175,000	334,292
Comcast Cable Communications, Inc.
6.75% due 01/30/2011		$345,000	360,692
Comcast Corp.
6.30% due 11/15/2017		155,000	160,817
Computer Sciences Corp.
3.50% due 04/15/2008		35,000	34,789
ConAgra Foods, Inc.
6.75% due 09/15/2011		2,000	2,103
Coors Brewing Company
6.375% due 05/15/2012		1,000	1,065
Countrywide Financial Corp., Series A, MTN
5.1275% due 05/05/2008 (b)		25,000	22,837
Countrywide Funding Corp., MTN
3.25% due 05/21/2008		150,000	135,550
Countrywide Home Loans, Inc., MTN
5.20% due 02/27/2008 (b)		120,000	114,409
CVS Caremark Corp.
5.75% due 06/01/2017		135,000	135,869
Devon Financing Corp., ULC
6.875% due 09/30/2011		50,000	53,545
Dominion Resources, Inc.
5.95% due 06/15/2035		75,000	70,091

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United States (continued)
DTE Energy Company
6.35% due 06/01/2016	$105,000	$108,553
Erac USA Finance Company
7.00% due 10/15/2037 (g)	75,000	68,117
7.35% due 06/15/2008 (g)	55,000	55,469
Exelon Generation Company LLC
5.35% due 01/15/2014	85,000	82,722
First Union National Bank
7.80% due 08/18/2010	35,000	37,720
Ford Motor Credit Company
5.80% due 01/12/2009	730,000	692,912
Fortune Brands, Inc.
5.375% due 01/15/2016	225,000	214,347
General Electric Capital Corp., MTN
5.625% due 09/15/2017	70,000	71,932
General Electric Capital Corp., Series A, MTN
6.00% due 06/15/2012	625,000	655,211
General Electric Company
5.25% due 12/06/2017	65,000	64,861
General Motors Acceptance Corp.
6.875% due 09/15/2011	110,000	94,104
Goldman Sachs Group, Inc.
6.875% due 01/15/2011	185,000	196,212
Harley Davidson Funding Corp. MTN
3.625% due 12/15/2008 (g)	25,000	24,730
HSBC Bank USA NA, BKNT
5.625% due 08/15/2035	250,000	220,919
HSBC Finance Corp.
6.75% due 05/15/2011	130,000	134,857
ICI Wilmington, Inc.
4.375% due 12/01/2008	130,000	129,821
International Lease Finance Corp.
3.50% due 04/01/2009	360,000	353,843
JP Morgan Chase & Company
6.75% due 02/01/2011	80,000	83,999
JP Morgan Chase Capital XXV, Series Y
6.80% due 10/01/2037	100,000	96,147
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	90,000	87,691
7.40% due 03/15/2031	250,000	269,184
Lehman Brothers Holdings, Inc.
5.75% due 01/03/2017	275,000	264,177
Merrill Lynch & Company, Inc., MTN
6.05% due 08/15/2012	95,000	96,824
MetLife, Inc.
5.00% due 11/24/2013	125,000	124,911
Morgan Stanley
6.75% due 04/15/2011	550,000	576,478
Pacific Gas & Electric Company
6.05% due 03/01/2034	50,000	49,917
PPL Capital Funding, Inc.
4.33% due 03/01/2009	30,000	29,781
ProLogis, REIT
5.625% due 11/15/2015	90,000	86,091
PSEG Power LLC
6.95% due 06/01/2012	145,000	154,586

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United States (continued)
Residential Capital Corp.
6.125% due 11/21/2008	$135,000	$107,325
7.875% due 06/30/2010	390,000	249,600
Residential Capital LLC
5.6463% due 06/09/2008	175,000	149,625
Sprint Capital Corp.
6.875% due 11/15/2028	155,000	146,996
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	70,000	69,173
The Bear Stearns Companies, Inc.
5.35% due 02/01/2012	75,000	73,045
Valero Energy Corp.
6.625% due 06/15/2037	80,000	80,566
Washington Mutual Bank
5.50% due 01/15/2013	325,000	288,370
Washington Mutual Bank, BKNT
5.95% due 05/20/2013	270,000	240,006
Wells Fargo Bank NA
5.95% due 08/26/2036	500,000	469,767
Weyerhaeuser Company
6.75% due 03/15/2012	160,000	168,022

		11,426,998

TOTAL CORPORATE BONDS (Cost $16,694,037)		$16,492,791

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.08%

United Kingdom - 0.15%
Mound Financing PLC, Series 2005-4A, Class 2B
5.0975% due 02/08/2042 (b)(g)	500,000	496,798

United States - 6.93%
Adjustable Rate Mortgage Trust,
Series 2006-1, Class 5A1
6.087% due 03/25/2036 (b)	369,640	370,482
Banc of America Commercial Mortgage, Inc.,
Series 2006-2, Class B
5.775% due 05/10/2045 (b)	100,000	94,695
Banc of America Commercial Mortgage, Inc.,
Series 2006-5, Class B
5.463% due 09/10/2047	150,000	132,702
Banc of America Commercial Mortgage, Inc.,
Series 2007-4, Class A4
5.7451% due 07/10/2017 (b)	350,000	360,894
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class C
6.349% due 06/11/2035	345,000	365,441
Banc of America Funding Corp., Series 2007-C,
Class 1A4
5.7604% due 05/20/2047 (b)	1,000,000	953,599
Banc of America Funding Corp.,
Series 2006-G, Class 3A2
5.75% due 07/20/2036	600,000	616,878
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-1, Class 4A1
5.00% due 03/25/2035 (b)	321,460	318,346

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Citigroup Commercial Mortgage Trust, Series
2007-C6, Class A4
5.7003% due 12/10/2049 (b)	$1,000,000	$1,022,244
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4
5.431% due 10/15/2049	325,000	326,860
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Class B
5.447% due 12/11/2049 (b)	100,000	89,897
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2006-16, Class M1
6.2503% due 11/25/2036 (b)	990,565	895,895
Credit Suisse Mortgage Capital Certificates, Series
2006-4, Class 8A1
7.00% due 05/25/2036	331,815	334,293
Credit Suisse Mortgage Capital Certificates, Series
2006-C2, Class A3
5.6585% due 03/15/2039 (b)	350,000	359,537
Credit Suisse Mortgage Capital Certificates, Series
2006-C3, Class B
5.827% due 06/15/2038 (b)	100,000	94,806
Credit Suisse Mortgage Capital Certificates, Series
2007-C3, Class B
5.72% due 06/15/2039 (b)	75,000	68,993
Credit Suisse Mortgage Capital Certificates,
Series 2006-2, Class 3A1
6.50% due 03/25/2036	383,493	377,269
CS First Boston Mortgage Securities Corp.,
Series 2003-27, Class 9A1
7.00% due 11/25/2033	14,509	14,656
CS First Boston Mortgage Securities Corp.,
Series 2005-12, Class 1A1
6.50% due 12/25/2035	353,658	351,448
CS First Boston Mortgage
Securities Corp., Series 2005-11, Class 4A1
7.00% due 12/25/2035	282,299	280,963
Federal Home Loan Mortgage Corp.,
Series 2006-3178, Class MC
6.00% due 04/15/2032	475,000	485,708
First Horizon Alternative Mortgage Securities,
Series 2004-AA3, Class A1
5.302% due 09/25/2034 (b)	69,000	68,694
First Horizon Asset Securities, Inc., Series
2007-AR2, Class 1A1
5.863% due 06/25/2037 (b)	660,041	660,866
GE Capital Commercial Mortgage Corp., Series
2006-C1, Class A4
5.339% due 03/10/2044 (b)	425,000	428,337
G-Force CDO, Ltd. Series 2006-1A, Class A3
5.60% due 09/27/2046 (g)	375,000	335,156
GS Mortgage Securities Corp., II, Series
2007-GG10, Class C
5.7992% due 08/10/2045 (b)	100,000	90,426
GS Mortgage Securities Corp., II,
Series 2006-CC1, Class A
5.4572% due 03/21/2046 (b)(g)	1,048,085	907,400

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
GS Mortgage Securities Corp., II,
Series 2006-RR2, Class A1
5.8115% due 01/07/2036 (b)(g)	$1,250,000	$1,119,012
GSR Mortgage Loan Trust,
Series 2005-4F, Class 3A1
6.50% due 04/25/2020	241,666	250,085
Indymac Index Mortgage Loan Trust,
Series 2005-AR27, Class 3A3
5.58% due 12/25/2035 (b)	450,000	446,745
JP Morgan Alternative Loan Trust,
Series 2006-A4, Class A7
6.30% due 09/25/2036 (b)	525,000	497,434
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP5, Class A4
5.1793% due 12/15/2044 (b)	1,625,000	1,618,226
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class A4
5.399% due 05/15/2045	425,000	426,702
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class B
5.52% due 05/15/2045 (b)	100,000	90,931
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2007-CB19, Class D
5.7469% due 02/12/2049 (b)	100,000	89,029
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	100,000	94,118
JPMorgan Commercial Mortgage Finance Corp.,
Series 1999-C8, Class A2
7.40% due 07/15/2031	162,685	166,242
Merrill Lynch Mortgage Trust, Series 2007-C1,
Class B
5.8292% due 06/12/2050 (b)	100,000	91,504
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-3, Class B
5.525% due 07/12/2046 (b)	100,000	90,481
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2007-8, Class C
5.9574% due 08/12/2049 (b)	100,000	92,228
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2007-9, Class A4
5.70% due 09/25/2049	375,000	383,025
MLCC Mortgage Investors, Inc.,
Series 2006-2, Class 4A
5.8036% due 05/25/2036 (b)	545,426	534,473
Morgan Stanley Capital I, Series 2007-IQ16, Class
A4
5.809% due 12/12/2049	340,000	347,792
Morgan Stanley Dean Witter
Capital I, Series 2000-LIFE, Class A2
7.57% due 11/15/2036	128,609	134,132
Morgan Stanley Mortgage Loan
Trust, Series 2006-1AR, Class 2A
5.6364% due 02/25/2036 (b)	316,229	317,951
Residential Accredit Loans, Inc., Series 2007-QS6,
Class A29
6.00% due 04/25/2037	1,283,828	1,274,747

The accompanying notes are an integral part of the financial statements.

206

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Structured Asset Securities Corp.,
Series 2002-23XS, Class A7
6.08% due 11/25/2032	$142,160	$139,951
TBW Mortgage Backed Pass Through Certificates,
Series 2006-2, Class 7A1
7.00% due 07/25/2036	652,542	674,638
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class A4
5.418% due 01/15/2045	400,000	402,090
WaMu Mortgage Pass Through Certificates, Series
2007-HY1, Class 1A1
5.7178% due 02/25/2037 (b)	395,719	394,437
WaMu Mortgage Pass-Through Certificates, Series
2002-AR17, Class 1A
5.9875% due 11/25/2042 (b)	209,510	202,979
Washington Mutual, Inc., Series 2007-HY1, Class
3A3
5.8831% due 02/25/2037 (b)	500,000	501,171
Washington Mutual, Inc., Series 2007-HY1, Class
LB1
5.7984% due 02/25/2037 (b)	998,969	1,037,119
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-11, Class B1
6.00% due 08/25/2037	748,180	650,778
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-AR4, Class A1
6.01% due 08/25/2037 (b)	372,225	372,504

		22,847,009

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $23,525,642)		$23,343,807

ASSET BACKED SECURITIES - 0.82%

United States - 0.82%
Capital One Auto Finance Trust, Series 2005-D,
Class A4
5.0675% due 10/15/2012 (b)	175,000	172,505
Citibank Credit Card Issuance Trust, Series
2002-A8, Class A8
5.44% due 11/07/2011 (b)	200,000	199,772
Citibank Credit Card Issuance Trust, Series
2003-A9, Class A9
5.0287% due 11/22/2010 (b)	125,000	124,926
Countrywide Asset-Backed Certificates,
Series 2004-SD1, Class A1
5.205% due 06/25/2033 (b)(g)	11,602	10,827
Daimler Chrysler Auto Trust, Series 2007-A, Class
A2B
5.8225% due 03/08/2011 (b)	360,000	360,085
Fieldstone Mortgage Investment Corp., Series
2006-S1, Class A
5.085% due 01/25/2037 (b)(g)	171,639	111,566
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FFA, Class M3
5.517% due 03/25/2025	500,000	90,899
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FFA, Class B3
6.507% due 03/25/2025	528,276	21,326

Global Allocation Trust (continued)

ASSET BACKED SECURITIES	Shares or Principal Amount		Value

(continued)

United States (continued)
Greenpoint Home Equity Loan Trust,
Series 2004-3, Class A
5.487% due 03/15/2035 (b)		$23,780	$23,352
GSAMP Trust, Series 2006-S3, Class A2
5.769% due 05/25/2036		450,000	156,438
GSAMP Trust, Series 2006-S5, Class A2
5.658% due 09/25/2036		500,000	174,095
Harley-Davidson Motorcycle Trust, Series 2007-2,
Class B
5.23% due 03/15/2014		675,000	667,593
Home Equity Mortgage
Trust, Series 2006-3, Class A2
5.50% due 09/25/2036 (b)		500,000	120,595
Merrill Lynch Mortgage Investors, Inc., Series
2006-SL1, Class A
5.045% due 09/25/2036 (b)		44,801	35,364
Morgan Stanley Mortgage Loan Trust, Series
2006-14SL, Class A1
5.025% due 11/25/2036 (b)		127,322	68,319
Nomura Asset Acceptance Corp., Series 2006-S4,
Class A1
5.035% due 08/25/2036 (b)		129,071	103,256
SACO I Trust, Series 2006-5, Class 2A1
5.015% due 05/25/2036 (b)		182,451	83,125
Washington Mutual Master Note Trust, Series
2007-A5A, Class A5
5.7775% due 10/15/2014 (b)(g)		175,000	176,996

			2,701,039

TOTAL ASSET BACKED SECURITIES
(Cost $4,820,928)			$2,701,039

SUPRANATIONAL OBLIGATIONS - 0.15%

Luxembourg - 0.15%
European Investment Bank, MTN
5.75% due 09/15/2009	AUD	300,000	256,928
6.125% due 05/21/2010		280,000	239,256

			496,184

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $482,111)			$496,184

SHORT TERM INVESTMENTS - 1.11%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)		$3,662,234	$3,662,234

TOTAL SHORT TERM INVESTMENTS
(Cost $3,662,234)			$3,662,234

The accompanying notes are an integral part of the financial statements.

207

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.28%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$7,525,505 on 01/02/2008,
collateralized by $7,580,000
Federal National Mortgage
Association, 6.06% due
06/06/2017 (valued at $7,674,750,
including interest)	$7,524,000	$7,524,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,524,000)		$7,524,000

Total Investments (Global Allocation Trust)
(Cost $319,171,346) - 100.30%		$330,873,989
Liabilities in Excess of Other Assets - (0.30)%		(978,934)

TOTAL NET ASSETS - 100.00%		$329,895,055

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Financial Services	6.37%
Mutual Funds	4.11%
Banking	3.25%
Semiconductors	3.07%
Pharmaceuticals	2.92%

Global Real Estate Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.21%

Australia - 9.33%
Abacus Property Group (a)	1,705,559	$2,601,360
Aspen Group, Ltd.	1,626,542	3,261,871
Becton Property Group	604,138	2,027,748
Charter Hall Group	1,732,869	3,767,515
Commonwealth Property Office Fund, Ltd.	1,189,174	1,604,905
FKP Property Group, Ltd. (a)	464,446	2,568,904
ING Industrial Fund (a)	587,312	1,301,231
Lend Lease Corp.	124,163	1,874,855
Macquarie Goodman Group, Ltd. (a)	1,449,134	6,167,442
Macquarie Leisure Trust Group	963,282	2,945,043
Mirvac Group, Ltd.	866,674	4,529,318
Stockland Company, Ltd. (a)	461,176	3,384,965
Valad Property Group (a)	2,339,565	2,634,425
Westfield Group (a)	587,199	10,735,502

		49,405,084
Austria - 0.33%
Conwert Immobilien Invest AG *	100,000	1,744,839

Brazil - 0.93%
Brasil Brokers Participacoes SA *	600	438,202
Construtora Tenda SA *	261,750	1,507,268

Global Real Estate Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Iguatemi Empresa de Shopping Centers SA	139,300	$2,269,495
Multiplan Empreendimentos Imobiliarios SA *	61,700	734,507

		4,949,472
Canada - 1.85%
Allied Properties Real Estate Investment
Trust, REIT	72,550	1,524,583
Boardwalk Real Estate Investment Trust	52,650	2,376,572
Brookfield Properties Corp.	137,975	2,656,019
Chartwell Seniors Housing Real Estate
Investment Trust, REIT *	116,900	1,344,359
Morguard Real Estate Investment Trust	142,550	1,870,431

		9,771,964
China - 1.49%
Guangzhou R&F Properties Company, Ltd., H
Shares	941,200	3,301,142
Shui On Land, Ltd. (a)	3,960,000	4,607,181

		7,908,323
Finland - 0.67%
Sponda Oyj	100,000	1,188,955
Technopolis Oyj	274,999	2,351,486

		3,540,441
France - 3.39%
Fonciere Des Regions	17,000	2,155,486
ICADE * (a)	17,500	2,608,614
Orco Property Group SA	5,000	595,971
Societe de la Tour Eiffel	12,000	1,646,736
Unibail-Rodamco (a)	28,180	6,166,434
Unibail-Rodamco	21,820	4,781,428

		17,954,669
Germany - 0.79%
Colonia Real Estate AG *	50,000	1,240,645
IVG Immobilien AG	65,000	2,221,779
Magnat Real Estate Opportunities GmbH &
Company KGaA *	345,600	721,534

		4,183,958
Guernsey - 0.48%
Camper & Nicholsons Marina Investments, Ltd. *	1,290,000	1,681,958
Eurocastle Investment, Ltd.	35,000	856,319

		2,538,277
Hong Kong - 15.85%
C C Land Holdings, Ltd. (a)	532,000	760,925
China Overseas Land & Investment, Ltd.	3,904,666	8,006,618
China Resources Land, Ltd. (a)	2,270,000	4,942,215
Hang Lung Properties, Ltd.	1,900,408	8,707,611
Henderson Land Development Company, Ltd.	1,007,000	9,364,871
Kerry Properties, Ltd.	873,233	6,982,230
New World China Land, Ltd. (a)	850,000	763,177
New World Development Company, Ltd. (a)	3,570,000	12,543,815
Sun Hung Kai Properties, Ltd.	1,519,000	31,865,864

		83,937,326

The accompanying notes are an integral part of the financial statements.

208

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Real Estate Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India - 0.33%
DLF, Ltd.	44,000	$1,185,668
Peninsula Land, Ltd. *	153,214	550,311

		1,735,979
Italy - 0.30%
Risanamento SpA * (a)	300,000	1,609,006

Japan - 13.17%
Aeon Mall Company, Ltd. (a)	75,000	1,968,254
Japan Real Estate Investment Corp., REIT (a)	645	8,005,067
Mitsubishi Estate Company, Ltd.	974,000	23,205,495
Mitsui Fudosan Company, Ltd.	897,000	19,345,090
Nippon Building Fund, Inc., REIT	630	8,797,833
Sumitomo Realty &
Development Company, Ltd. (a)	344,000	8,412,889

		69,734,628
Malaysia - 0.43%
IGB Corp. BHD	1,700,000	1,151,815
SP Setia BHD	405,000	604,941
Sunrise Berhad	522,080	502,725

		2,259,481
Netherlands - 0.29%
Eurocommercial Properties NV	30,000	1,549,796

Norway - 0.48%
Norwegian Property ASA	151,010	1,834,752
Scandinavian Property Development ASA *	128,960	712,506

		2,547,258
Philippines - 0.39%
Megaworld Corp.	23,260,200	2,075,396

Russia - 0.11%
Sistema Hals *	59,550	580,613

Singapore - 5.47%
Allgreen Properties, Ltd. (a)	1,700,000	1,732,074
Ascendas India Trust *	2,283,000	2,030,109
Ascendas, REIT *	547,000	926,024
Capitaland, Ltd. * (a)	1,813,000	7,800,254
CapitaMall Trust *	1,629,000	3,862,505
CDL Hospitality Trusts, REIT (a)	762,040	1,235,636
City Developments, Ltd.	240,000	2,337,316
Hong Kong Land Holdings, Ltd. (a)	1,797,000	8,801,172
The Ascott Group, Ltd.	303,507	253,981

		28,979,071
South Africa - 0.57%
Growthpoint Properties, Ltd. (a)	800,000	1,829,718
Madison Property Fund Managers Holdings,
Ltd. *	800,000	1,164,215

		2,993,933
Sweden - 0.51%
Hufvudstaden AB * (a)	135,000	1,299,645
Lennart Wallenstam Byggnads AB, Series B (a)	76,540	1,426,231

		2,725,876

Global Real Estate Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom - 7.44%
Aseana Properties, Ltd. *	1,025,000	$1,066,000
Big Yellow Group PLC (a)	280,000	2,424,852
British Land Company PLC	220,000	4,125,563
Derwent Valley Holdings PLC (a)	120,000	3,336,534
Equest Balkan Properties PLC	696,104	1,122,389
Great Portland Estates PLC	198,410	1,848,696
Hammerson PLC	140,000	2,853,198
Helical Bar PLC	47,765	305,335
Hirco PLC *	250,000	1,873,363
Land Securities Group PLC	220,000	6,592,830
London & Stamford Property, Ltd. *	665,000	1,336,987
Mapeley, Ltd. (a)	40,000	1,211,790
Mucklow A & J Group PLC	50,000	339,469
North Real Estate Opportunities Fund, Ltd. *	600,000	912,319
Northern European Properties, Ltd.	846,300	876,856
Safestore Holdings, Ltd.	528,830	1,870,341
Segro PLC, REIT (a)	185,359	1,724,453
South African Property Opportunities PLC *	1,250,000	2,774,399
Terrace Hill Group PLC	1,087,724	1,418,023
Unite Group PLC	200,000	1,416,973

		39,430,370
United States - 32.61%
Apartment Investment & Management
Company, Class A, REIT	119,020	4,133,565
Avalon Bay Communities, Inc., REIT (a)	125,050	11,772,207
BioMed Realty Trust, Inc., REIT	95,710	2,217,601
Boston Properties, Inc., REIT (a)	92,500	8,492,425
BRE Properties, Inc., Class A, REIT	109,950	4,456,273
Colonial Properties Trust, REIT	39,050	883,701
Digital Realty Trust, Inc., REIT	49,770	1,909,675
Douglas Emmett, Inc., REIT	210,150	4,751,492
Equity Lifestyle Properties, Inc., REIT	74,640	3,408,809
Equity Residential, REIT	170,950	6,234,546
Essex Property Trust, Inc., REIT	2,160	210,578
Federal Realty Investment Trust, REIT	87,200	7,163,480
FelCor Lodging Trust, Inc., REIT	127,230	1,983,516
General Growth Properties, Inc., REIT	256,500	10,562,670
HCP, Inc., REIT	66,000	2,295,480
Host Hotels & Resorts, Inc., REIT	582,480	9,925,459
LaSalle Hotel Properties, REIT	61,800	1,971,420
LTC Properties, Inc., REIT	36,580	916,329
Nationwide Health Properties, Inc., REIT	144,900	4,545,513
Parkway Properties, Inc., REIT	26,250	970,725
ProLogis, REIT	211,080	13,378,250
Public Storage, Inc., REIT (a)	91,310	6,703,067
Regency Centers Corp., REIT	117,590	7,583,379
Saul Centers, Inc., REIT	25,300	1,351,779
Senior Housing Properties Trust, REIT	123,900	2,810,052
Simon Property Group, Inc., REIT	196,230	17,044,538
SL Green Realty Corp., REIT (a)	45,600	4,261,776
Starwood Hotels & Resorts Worldwide, Inc.	38,889	1,712,283
Tanger Factory Outlet Centers, Inc., REIT (a)	102,150	3,852,076

The accompanying notes are an integral part of the financial statements.

209

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Real Estate Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)

United States (continued)
Taubman Centers, Inc., REIT (a)		45,600	$2,243,064
The Macerich Company, REIT		66,360	4,715,542
Ventas, Inc., REIT		93,050	4,210,513
Vornado Realty Trust, REIT		159,821	14,056,257

			172,728,040

TOTAL COMMON STOCKS (Cost $525,787,489)			$514,883,800

RIGHTS - 0.00%

Malaysia - 0.00%
SP Setia BHD (Expiration Date: 01/11/2008,
Strike Price MYR 0.30) *		67,500	0

TOTAL RIGHTS (Cost $0)			$0

CONVERTIBLE BONDS - 0.04%

Germany - 0.04%
Colonia Real Estate AG, Series COLO
1.875% due 12/07/2011	EUR	185,500	213,647

TOTAL CONVERTIBLE BONDS (Cost $247,206)			$213,647

SHORT TERM INVESTMENTS - 11.28%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)		$59,734,810	$59,734,810

TOTAL SHORT TERM INVESTMENTS
(Cost $59,734,810)			$59,734,810

REPURCHASE AGREEMENTS - 2.31%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$12,234,446 on 01/02/2008,
collateralized by $12,450,000
Federal National Mortgage
Association, 5.5% due 07/14/2028
(valued at $12,481,125, including
interest)		$12,232,000	$12,232,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,232,000)			$12,232,000

Total Investments (Global Real Estate Trust)
(Cost $598,001,505) - 110.84%			$587,064,257
Liabilities in Excess of Other Assets - (10.84)%			(57,419,067)

TOTAL NET ASSETS - 100.00%			$529,645,190

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Real Estate	92.55%
Building Materials & Construction	2.51%
Investment Companies	0.88%
Holdings Companies/Conglomerates	0.43%
Financial Services	0.42%

Growth & Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.70%

Aerospace - 1.99%
Boeing Company	292,000	$25,538,320
Raytheon Company	219,500	13,323,650

		38,861,970
Agriculture - 1.66%
Archer-Daniels-Midland Company	359,500	16,691,585
Monsanto Company	141,000	15,748,290

		32,439,875
Apparel & Textiles - 0.51%
NIKE, Inc., Class B	154,100	9,899,384

Banking - 1.84%
Bank of America Corp.	489,000	20,176,140
Hudson City Bancorp, Inc.	512,500	7,697,750
Wachovia Corp.	209,500	7,967,285

		35,841,175
Biotechnology - 1.18%
Genzyme Corp. *	168,700	12,558,028
Invitrogen Corp. *	111,900	10,452,579

		23,010,607
Broadcasting - 2.47%
Liberty Global, Inc., Class A * (a)	235,600	9,233,164
Liberty Media Corp., Capital, Series A *	111,000	12,930,390
News Corp., Class A	1,267,800	25,977,222

		48,140,776
Building Materials & Construction - 0.65%
KBR, Inc. *	325,000	12,610,000

Business Services - 2.58%
Accenture, Ltd., Class A	345,800	12,459,174
Brinks Company	89,700	5,358,678
Global Payments, Inc.	119,800	5,573,096
Hewitt Associates, Inc., Class A *	143,100	5,479,299
Jacobs Engineering Group, Inc. *	100,400	9,599,244
NCR Corp. *	247,800	6,219,780
Robert Half International, Inc.	207,500	5,610,800

		50,300,071
Cable & Television - 0.58%
DIRECTV Group, Inc. *	492,400	11,384,288

Cellular Communications - 0.06%
NII Holdings, Inc. *	22,800	1,101,696

Chemicals - 1.56%
Dow Chemical Company	557,700	21,984,534
PPG Industries, Inc.	120,000	8,427,600

		30,412,134
Computers & Business Equipment - 5.48%
Apple, Inc. *	118,300	23,432,864
Cisco Systems, Inc. *	458,700	12,417,009
Hewlett-Packard Company	586,600	29,611,568
Network Appliance, Inc. *	224,100	5,593,536
Seagate Technology	775,600	19,777,800

The accompanying notes are an integral part of the financial statements.

210

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Growth & Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment (continued)
Western Digital Corp. *	529,700	$16,002,237

		106,835,014
Construction & Mining Equipment - 0.38%
National Oilwell Varco, Inc. *	102,100	7,500,266

Cosmetics & Toiletries - 0.88%
Procter & Gamble Company	233,200	17,121,544

Crude Petroleum & Natural Gas - 3.75%
Devon Energy Corp.	316,300	28,122,233
Occidental Petroleum Corp.	583,600	44,931,364

		73,053,597
Electrical Equipment - 0.60%
General Cable Corp. *	160,000	11,724,800

Electrical Utilities - 2.65%
Mirant Corp. * (a)	206,200	8,037,676
Pinnacle West Capital Corp.	199,600	8,465,036
PPL Corp.	285,400	14,866,486
Public Service Enterprise Group, Inc.	206,800	20,316,032

		51,685,230
Electronics - 0.64%
Arrow Electronics, Inc. *	147,200	5,782,016
Avnet, Inc. *	189,900	6,640,803

		12,422,819
Energy - 1.00%
Duke Energy Corp.	967,400	19,512,458

Financial Services - 9.22%
American Express Company	277,200	14,419,944
Ameriprise Financial, Inc.	139,300	7,676,823
Charles Schwab Corp.	418,700	10,697,785
Citigroup, Inc.	1,122,700	33,052,288
Goldman Sachs Group, Inc.	84,200	18,107,210
JP Morgan Chase & Company	1,193,400	52,091,910
MasterCard, Inc., Class A	87,600	18,851,520
Nasdaq Stock Market, Inc. *	332,100	16,435,629
Wells Fargo & Company	279,000	8,423,010

		179,756,119
Food & Beverages - 1.73%
PepsiCo, Inc.	339,900	25,798,410
Tyson Foods, Inc., Class A	512,000	7,848,960

		33,647,370
Healthcare Products - 0.91%
Baxter International, Inc.	101,700	5,903,685
Medtronic, Inc.	235,300	11,828,531

		17,732,216
Healthcare Services - 4.22%
HLTH Corp. * (a)	288,800	3,869,920
Humana, Inc. *	440,700	33,189,117
McKesson Corp. (a)	463,000	30,331,130
WellCare Health Plans, Inc. *	135,800	5,759,278

Growth & Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
WellPoint, Inc. *	104,200	$9,141,466

		82,290,911
Holdings Companies/Conglomerates - 4.09%
General Electric Company	1,533,300	56,839,431
Textron, Inc.	320,800	22,873,040

		79,712,471
Household Products - 0.58%
Newell Rubbermaid, Inc.	433,600	11,221,568

Industrial Machinery - 2.39%
AGCO Corp. * (a)	420,300	28,571,994
Dresser-Rand Group, Inc. *	115,600	4,514,180
Parker-Hannifin Corp.	180,700	13,608,517

		46,694,691
Insurance - 5.61%
ACE, Ltd.	227,300	14,042,594
Aetna, Inc.	336,900	19,449,237
Axis Capital Holdings, Ltd.	308,700	12,030,039
CIGNA Corp.	471,900	25,355,187
Everest Re Group, Ltd.	103,600	10,401,440
Hartford Financial Services Group, Inc.	255,900	22,311,921
MetLife, Inc.	95,000	5,853,900

		109,444,318
International Oil - 5.84%
Exxon Mobil Corp.	1,108,000	103,808,520
Royal Dutch Shell PLC, ADR	119,400	10,053,480

		113,862,000
Internet Content - 0.47%
Google, Inc., Class A *	13,300	9,196,684

Internet Retail - 0.64%
Expedia, Inc. *	394,400	12,470,928

Internet Software - 0.79%
Check Point Software Technologies, Ltd. *	704,200	15,464,232

Investment Companies - 0.30%
iShares Russell 1000 Index Fund	72,800	5,810,896

Leisure Time - 0.93%
Royal Caribbean Cruises, Ltd.	429,400	18,223,736

Manufacturing - 0.47%
SPX Corp.	88,900	9,143,365

Metal & Metal Products - 0.56%
Reliance Steel & Aluminum Company	107,100	5,804,820
Southern Copper Corp.	48,100	5,056,753

		10,861,573
Mining - 1.16%
Freeport-McMoRan Copper & Gold, Inc., Class B	220,500	22,588,020

Paper - 0.40%
Plum Creek Timber Company, Inc. (a)	169,300	7,794,572

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Growth & Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Petroleum Services - 2.31%
Diamond Offshore Drilling, Inc.	141,000	$20,022,000
Halliburton Company	662,200	25,104,002

		45,126,002
Pharmaceuticals - 4.46%
Bristol-Myers Squibb Company	697,400	18,495,048
Endo Pharmaceutical Holdings, Inc. *	297,700	7,939,659
Merck & Company, Inc.	365,200	21,221,772
Pfizer, Inc.	213,700	4,857,401
Schering-Plough Corp.	1,289,900	34,362,936

		86,876,816
Railroads & Equipment - 0.66%
Burlington Northern Santa Fe Corp.	154,800	12,884,004

Real Estate - 0.33%
Annaly Capital Management, Inc., REIT	172,000	3,126,960
Ventas, Inc., REIT	74,500	3,371,125

		6,498,085
Retail Grocery - 0.43%
Safeway, Inc.	245,000	8,381,450

Retail Trade - 3.78%
Barnes & Noble, Inc.	132,000	4,547,400
Best Buy Company, Inc.	336,500	17,716,725
Big Lots, Inc. * (a)	475,000	7,595,250
GameStop Corp., Class A *	162,100	10,068,031
NBTY, Inc. *	182,100	4,989,540
The Gap, Inc.	871,800	18,551,904
Wal-Mart Stores, Inc.	215,000	10,218,950

		73,687,800
Semiconductors - 3.33%
Applied Materials, Inc.	975,100	17,317,776
Cypress Semiconductor Corp. *	194,100	6,993,423
Intel Corp.	1,026,900	27,377,154
MEMC Electronic Materials, Inc. *	150,400	13,308,896

		64,997,249
Software - 4.00%
Autodesk, Inc. *	150,000	7,464,000
Citrix Systems, Inc. *	139,400	5,298,594
Microsoft Corp.	1,472,100	52,406,760
Oracle Corp. *	268,800	6,069,504
Teradata Corp. *	247,800	6,792,198

		78,031,056
Telecommunications Equipment & Services - 3.46%

Nokia Oyj, SADR	867,700	33,311,003
Verizon Communications, Inc.	780,200	34,086,938

		67,397,941
Telephone - 1.67%
AT&T, Inc.	786,000	32,666,160

Tobacco - 3.24%
Altria Group, Inc.	714,700	54,017,026

Growth & Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Tobacco (continued)
Loews Corp. - Carolina Group	108,300	$9,237,990

		63,255,016
Trucking & Freight - 1.26%
United Parcel Service, Inc., Class B	346,300	24,490,336

TOTAL COMMON STOCKS (Cost $1,756,820,157)		$1,944,065,289

SHORT TERM INVESTMENTS - 1.61%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$31,413,471	$31,413,471

TOTAL SHORT TERM INVESTMENTS (Cost $31,413,471)		$31,413,471

REPURCHASE AGREEMENTS - 0.21%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $4,039,808 on 01/02/2008, collateralized by $3,750,000 Federal Home Loan Mortgage Corp., 5.50% due 07/18/2016 (valued at $4,120,313, including interest)	$4,039,000	$4,039,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,039,000)		$4,039,000

Total Investments (Growth & Income Trust) (Cost $1,792,272,628) - 101.52%		$1,979,517,760
Liabilities in Excess of Other Assets - (1.52)%		(29,591,195)

TOTAL NET ASSETS - 100.00%		$1,949,926,565

Health Sciences Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 100.06%

Agriculture - 1.36%
Monsanto Company	31,400	$3,507,066

Biotechnology - 12.36%
Advanced Life Sciences Holdings, Inc. *	23,687	40,268
Affymetrix, Inc. *	39,500	914,030
Amgen, Inc. *	50,500	2,345,220
Applera Corp.	29,100	987,072
Basilea Pharmaceutica AG *	4,263	829,318
BioMimetic Therapeutics, Inc. *	21,600	375,192
Biosphere Medical, Inc. *	32,524	166,848
Cardiome Pharma, Corp. *	11,600	103,472
Cephalon, Inc. *	58,600	4,205,136
Charles River Laboratories International, Inc. *	38,800	2,553,040
Combinatorx, Inc. *	53,600	237,984
Cougar Biotechnology, Inc. *	64,116	2,096,593
Cougar Biotechnology, Inc. *	8,800	258,984

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Biotechnology (continued)
deCODE genetics, Inc. *	138,800	$510,784
Dyadic International, Inc. *	42,100	74,096
Exelixis, Inc. *	84,100	725,783
Genentech, Inc. *	58,400	3,916,888
GlaxoSmithkline Pharmaceuticals, Ltd.	26,700	689,595
Human Genome Sciences, Inc. *	54,600	570,024
Illumina, Inc. *	18,800	1,114,088
Immucor, Inc. *	24,375	828,506
Invitrogen Corp. *	8,600	803,326
Martek Biosciences Corp. *	33,600	993,888
Medarex, Inc. *	5,700	59,394
MGI Pharma, Inc. *	85,000	3,445,050
Millennium Pharmaceuticals, Inc. *	43,100	645,638
Millipore Corp. *	12,600	922,068
Myriad Genetics, Inc. *	9,800	454,916
Neurocrine Biosciences, Inc. *	91,100	413,594
Panacos Pharmaceuticals, Inc. *	33,500	26,465
Progenics Pharmaceuticals, Inc. *	6,200	112,034
Tercica, Inc. *	79,700	540,366

		31,959,660
Business Services - 0.04%
Chindex International, Inc. *	3,000	103,590

Chemicals - 0.79%
Bayer AG	12,400	1,133,985
UCB SA	20,047	910,106

		2,044,091
Drugs & Health Care - 7.70%
Acadia Pharmaceuticals, Inc. *	77,600	859,032
BioMarin Pharmaceutical, Inc. *	123,800	4,382,520
Cell Genesys, Inc. *	48,700	112,010
Chugai Pharmaceutical Company, Ltd.	94,500	1,351,522
CV Therapeutics, Inc. *	27,100	245,255
Essilor International SA	22,646	1,444,537
ImClone Systems, Inc. *	25,700	1,105,100
Matria Healthcare, Inc. *	73,600	1,749,472
Maxygen, Inc. *	32,800	263,384
Phonak Holding AG	5,500	617,503
Qiagen NV *	49,400	1,039,870
Seattle Genetics, Inc. *	87,400	996,360
Wyeth	65,968	2,915,126
XenoPort, Inc. *	50,600	2,827,528

		19,909,219
Healthcare Products - 17.64%
Alcon, Inc.	16,300	2,331,552
Animal Health International, Inc. *	25,700	316,110
ArthroCare Corp. *	28,500	1,369,425
Baxter International, Inc.	50,000	2,902,500
Becton, Dickinson & Company	12,300	1,028,034
Boston Scientific Corp. *	65,000	755,950
Bruker BioSciences Corp. *	26,200	348,460
C.R. Bard, Inc.	16,000	1,516,800

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Conceptus, Inc. *	111,400	$2,143,336
Covidien, Ltd.	46,525	2,060,592
DENTSPLY International, Inc.	20,100	904,902
Edwards Lifesciences Corp. *	21,200	974,988
Gen-Probe, Inc. *	23,800	1,497,734
Henry Schein, Inc. *	56,400	3,462,960
Hologic, Inc. *	11,108	762,453
Home Diagnostics, Inc. *	30,100	245,917
IDEXX Laboratories, Inc. *	13,600	797,368
Insulet Corp *	8,800	206,624
Intuitive Surgical, Inc. *	7,920	2,570,040
Johnson & Johnson	13,600	907,120
Masimo Corp. *	8,400	331,380
Medtronic, Inc.	40,900	2,056,043
Micrus Endovascular Corp. *	23,400	460,512
Mindray Medical International, Ltd., ADR	3,000	128,910
Nobel Biocare Holding AG, Series BR	4,534	1,207,495
ResMed, Inc. *	23,300	1,223,949
Respironics, Inc. *	9,800	641,704
St. Jude Medical, Inc. *	66,700	2,710,688
Stereotaxis, Inc. *	91,500	1,118,130
Stryker Corp.	33,500	2,503,120
The Medicines Company *	143,700	2,753,292
TomoTherapy, Inc. *	65,900	1,289,004
Transition Therapeutics, Inc. *	5,977	68,433
Wright Medical Group, Inc. *	21,500	627,155
Zimmer Holdings, Inc. *	21,100	1,395,765

		45,618,445
Healthcare Services - 14.07%
AMERIGROUP Corp. *	64,300	2,343,735
Bangkok Dusit Medical Service Pcl	758,000	753,837
Cardinal Health, Inc.	66,900	3,863,475
Cerner Corp. *	23,200	1,308,480
Covance, Inc. *	36,500	3,161,630
Coventry Health Care, Inc. *	19,050	1,128,713
DaVita, Inc. *	8,700	490,245
Express Scripts, Inc. *	19,500	1,423,500
Health Net, Inc. *	20,300	980,490
Healthextras, Inc. *	50,400	1,314,432
Healthways, Inc. *	24,600	1,437,624
Humana, Inc. *	30,500	2,296,955
Laboratory Corp. of America Holdings *	50,500	3,814,265
McKesson Corp.	43,900	2,875,889
Medco Health Solutions, Inc. *	3,300	334,620
Medial Saude SA *	52,200	683,292
National Medical Health Card Systems, Inc. *	32,300	305,235
Nighthawk Radiology Holdings, Inc. *	40,100	844,105
Omnicare, Inc.	5,800	132,298
Psychiatric Solutions, Inc. *	16,400	533,000
Triple-S Management Corp. *	55,300	1,117,613
Virtual Radiologic Corp *	12,400	251,472

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
WebMD Health Corp. *	2,000	$82,140
WellPoint, Inc. *	56,100	4,921,653

		36,398,698
Insurance - 3.77%
Aetna, Inc.	67,650	3,905,434
Assurant, Inc.	25,200	1,685,880
CIGNA Corp.	46,400	2,493,072
eHealth, Inc. *	30,400	976,144
Tempo Participacoes SA *	170,200	678,888

		9,739,418
Life Sciences - 1.29%
Incyte Corp. *	260,700	2,620,035
Nanosphere, Inc. *	2,900	40,571
Symyx Technologies, Inc. *	40,800	313,344
Waters Corp. *	4,700	371,629

		3,345,579
Medical-Hospitals - 2.75%
Centene Corp. *	65,900	1,808,296
Community Health Systems, Inc. *	37,700	1,389,622
Diagnosticos da America SA	5,800	120,236
LifePoint Hospitals, Inc. *	34,800	1,034,952
Sawai Pharmaceutical Co., Ltd.	17,300	729,750
Sunrise Senior Living, Inc. *	34,100	1,046,188
Vital Images, Inc. *	54,800	990,236

		7,119,280
Pharmaceuticals - 34.18%
A&D Pharma Holding NV	73,669	1,669,471
Abbott Laboratories	25,000	1,403,750
Alexion Pharmaceuticals, Inc. *	106,400	7,983,192
Alexza Pharmaceuticals, Inc. *	37,400	302,566
Alkermes, Inc. *	142,300	2,218,457
Allergan, Inc.	25,100	1,612,424
Allos Therapeutics, Inc. *	74,400	467,976
Altus Pharmaceuticals, Inc. *	50,200	260,036
Amylin Pharmaceuticals, Inc. *	41,300	1,528,100
Array BioPharma, Inc. *	24,100	202,922
Barr Pharmaceuticals, Inc. *	33,900	1,800,090
Biocryst Pharmaceuticals, Inc. *	84,700	523,446
Biodel, Inc. *	53,200	1,235,836
Bristol-Myers Squibb Company	34,600	917,592
Cadence Pharmaceuticals, Inc. *	18,000	267,480
Celgene Corp. *	27,800	1,284,638
Cubist Pharmaceuticals, Inc. *	80,400	1,649,004
Elan Corp. PLC, SADR *	205,800	4,523,484
Eli Lilly & Company	26,227	1,400,259
EPIX Pharmaceuticals, Inc. *	58,400	230,096
Favrille, Inc. *	95,419	148,854
Forest Laboratories, Inc. *	1,400	51,030
Fresenius AG	17,202	1,421,300
Gilead Sciences, Inc. *	235,996	10,858,176
Infinity Pharmaceuticals, Inc. *	45,775	437,151

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Ipsen SA	30,400	$1,833,246
MAP Pharmaceuticals, Inc. *	10,900	190,859
Merck & Company AG *	9,887	1,278,660
Merck & Company, Inc.	69,700	4,050,267
Mylan Laboratories, Inc.	6,500	91,390
Novo Nordisk AS	9,800	639,757
Onyx Pharmaceuticals, Inc. *	71,938	4,001,192
OSI Pharmaceuticals, Inc. *	79,568	3,859,844
PDL BioPharma, Inc. *	20,400	357,408
Pharmasset, Inc. *	54,000	729,000
Pharmion Corp. *	23,300	1,464,638
Poniard Pharmaceuticals, Inc. *	93,045	410,328
Profarma Distribuidora de Produtos Farmaceuticos SA *	82,200	1,662,934
Regeneron Pharmaceuticals, Inc. *	34,800	840,420
Rigel Pharmaceuticals, Inc. *	23,300	591,587
Roche Holdings AG - Genusschein	20,827	3,600,274
Schering-Plough Corp.	116,400	3,100,896
Sepracor, Inc. *	52,200	1,370,250
Shire Pharmaceuticals Group PLC, ADR	20,400	1,406,580
Shire PLC	39,600	910,587
Simcere Pharmaceutical Group *	12,800	177,280
Stada Arzneimittel AG	8,670	535,341
Takeda Pharmaceutical Company, Ltd.	7,800	455,682
Teva Pharmaceutical Industries, Ltd., SADR	87,215	4,053,753
Theravance, Inc. *	57,400	1,119,300
Towa Pharmaceutical Company, Ltd.	23,100	974,275
United Therapeutics Corp. *	11,500	1,122,975
Valeant Pharmaceuticals International *	69,800	835,506
Vertex Pharmaceuticals, Inc. *	70,704	1,642,454
ViroPharma, Inc. *	18,300	145,302
Warner Chilcott, Ltd., Class A *	30,800	546,084

		88,395,399
Retail - 0.06%
China Nepstar Chain Drugstore Ltd., ADR *	8,800	154,704

Retail Grocery - 0.26%
Shoppers Drug Mart Corp.	12,700	685,346

Retail Trade - 3.01%
CVS Caremark Corp.	153,945	6,119,314
Walgreen Company	43,500	1,656,480

		7,775,794
Sanitary Services - 0.41%
Stericycle, Inc. *	18,000	1,069,200

Software - 0.37%
Allscripts Healthcare Solution, Inc. *	20,700	401,994
MedAssets, Inc. *	23,300	557,802

		959,796

TOTAL COMMON STOCKS (Cost $222,459,147)		$258,785,285

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.00%

Biotechnology - 0.00%
Dyadic International, Inc.
(Expiration Date 05/30/2010; strike
price $6.33) *	6,000	$0
Poniard Pharmaceuticals, Inc.
(Expiration date 02/01/2011; strike
price $4.62) *	132,113	0

Pharmaceuticals - 0.00%
Favrille, Inc.
(Expiration date 03/06/2011; strike
price $5.26) *	20,411	0
Mannkind Corp.
(Expiration date 08/05/2010; strike
price $12.228) *	21,000	0

TOTAL WARRANTS (Cost $3,076)		$0

SHORT TERM INVESTMENTS - 0.79%
T. Rowe Price Reserve Investment
Fund (c)	$2,036,737	$2,036,737

TOTAL SHORT TERM INVESTMENTS
(Cost $2,036,737)		$2,036,737

REPURCHASE AGREEMENTS - 0.27%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$700,140 on 01/02/2008,
collateralized by $700,000 Federal
National Mortgage Association,
5.625% due 01/24/2017 (valued at
$717,500, including interest)	$700,000	$700,000

TOTAL REPURCHASE AGREEMENTS
(Cost $700,000)		$700,000

Total Investments (Health Sciences Trust)
(Cost $225,198,960) - 101.12%		$261,522,022
Liabilities in Excess of Other Assets - (1.12)%		(2,903,938)

TOTAL NET ASSETS - 100.00%		$258,618,084

Income & Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 65.78%

Advertising - 0.35%
Monster Worldwide, Inc. *	14,200	$460,080
Omnicom Group, Inc.	26,600	1,264,298

		1,724,378
Aerospace - 1.21%
Boeing Company	31,200	2,728,752
United Technologies Corp.	41,900	3,207,026

		5,935,778

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Agriculture - 0.28%
Monsanto Company	12,100	$1,351,449

Air Travel - 0.14%
Southwest Airlines Company	56,200	685,640

Apparel & Textiles - 0.45%
Coach, Inc. *	14,800	452,584
Hanesbrands, Inc. *	65,112	1,769,093

		2,221,677

Auto Parts - 0.20%
Johnson Controls, Inc.	27,400	987,496

Automobiles - 0.56%
Ford Motor Company *	247,000	1,662,310
General Motors Corp.	43,600	1,085,204

		2,747,514
Banking - 2.22%
Fifth Third Bancorp	35,000	879,550
Hudson City Bancorp, Inc.	188,400	2,829,768
SunTrust Banks, Inc.	18,400	1,149,816
Wachovia Corp.	157,830	6,002,275

		10,861,409
Biotechnology - 1.83%
Genentech, Inc. *	94,400	6,331,408
Millennium Pharmaceuticals, Inc. *	175,700	2,631,986

		8,963,394
Broadcasting - 0.33%
CBS Corp., Class B	59,600	1,624,100

Business Services - 1.29%
Affiliated Computer Services, Inc., Class A *	16,700	753,170
Fluor Corp.	25,800	3,759,576
Moody’s Corp.	21,700	774,690
Paychex, Inc.	28,000	1,014,160

		6,301,596
Cable & Television - 1.19%
Comcast Corp., Class A *	52,650	961,389
Time Warner Cable, Inc. *	29,100	803,160
Time Warner Telecom, Inc., Class A *	103,000	2,089,870
Time Warner, Inc.	61,200	1,010,412
Viacom, Inc., Class B *	21,550	946,476

		5,811,307
Chemicals - 0.80%
Potash Corp. of Saskatchewan, Inc.	27,100	3,901,316

Coal - 0.42%
Arch Coal, Inc.	19,200	862,656
Peabody Energy Corp.	19,700	1,214,308

		2,076,964
Computers & Business Equipment - 3.11%
Brocade Communications Systems, Inc. *	136,900	1,004,846
Cisco Systems, Inc. *	168,400	4,558,588
Cognizant Technology Solutions Corp.,
Class A *	15,600	529,464

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Dell, Inc. *	50,000	$1,225,500
Hewlett-Packard Company	25,700	1,297,336
Network Appliance, Inc. *	14,000	349,440
SanDisk Corp. *	112,900	3,744,893
Seagate Technology	57,700	1,471,350
Sun Microsystems, Inc. *	55,575	1,007,575

		15,188,992
Cosmetics & Toiletries - 0.14%
Estee Lauder Companies, Inc., Class A	15,200	662,872

Crude Petroleum & Natural Gas - 0.14%
EOG Resources, Inc.	7,700	687,225

Drugs & Health Care - 0.68%
ImClone Systems, Inc. *	57,600	2,476,800
Wyeth	18,800	830,772

		3,307,572
Electrical Equipment - 0.46%
Cooper Industries, Ltd., Class A	21,200	1,121,056
Emerson Electric Company	19,800	1,121,868

		2,242,924
Electrical Utilities - 1.01%
AES Corp. *	31,300	669,507
CMS Energy Corp.	68,600	1,192,268
Edison International	41,400	2,209,518
Pinnacle West Capital Corp.	21,000	890,610

		4,961,903
Electronics - 0.79%
Agilent Technologies, Inc. *	26,400	969,936
Flextronics International, Ltd. *	80,200	967,212
Jabil Circuit, Inc.	127,300	1,943,871

		3,881,019
Financial Services - 5.86%
American Capital Strategies, Ltd. (a)	29,700	978,912
AmeriCredit Corp. *	35,000	447,650
Capital One Financial Corp.	20,900	987,734
Federal Home Loan Mortgage Corp.	54,700	1,863,629
Federal National Mortgage Association	56,000	2,238,880
Goldman Sachs Group, Inc.	23,370	5,025,719
IndyMac Bancorp, Inc. (a)	65,600	390,320
JP Morgan Chase & Company	159,416	6,958,508
Lehman Brothers Holdings, Inc.	37,800	2,473,632
SLM Corp.	134,900	2,716,886
Washington Mutual, Inc.	150,400	2,046,944
Wells Fargo & Company	84,300	2,545,017

		28,673,831
Food & Beverages - 3.05%
Campbell Soup Company	25,800	921,834
General Mills, Inc.	9,700	552,900
Kraft Foods, Inc., Class A	99,189	3,236,537
PepsiCo, Inc.	53,000	4,022,700

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
Sara Lee Corp.	147,500	$2,368,850
The Coca-Cola Company	36,400	2,233,868
Unilever NV	42,800	1,560,488

		14,897,177
Furniture & Fixtures - 0.15%
Leggett & Platt, Inc.	41,700	727,248

Gold - 0.79%
Barrick Gold Corp.	91,700	3,855,985

Healthcare Products - 1.63%
Baxter International, Inc.	90,000	5,224,500
Medtronic, Inc.	54,300	2,729,661

		7,954,161
Healthcare Services - 2.14%
Cerner Corp. *	16,600	936,240
DaVita, Inc. *	38,850	2,189,197
UnitedHealth Group, Inc.	126,500	7,362,300

		10,487,737
Holdings Companies/Conglomerates - 2.05%
Berkshire Hathaway, Inc., Class A *	17	2,407,200
General Electric Company	205,000	7,599,350

		10,006,550
Homebuilders - 0.07%
Lennar Corp., Class A	18,300	327,387

Hotels & Restaurants - 0.51%
McDonald’s Corp.	19,000	1,119,290
Starbucks Corp. *	30,800	630,476
Starwood Hotels & Resorts Worldwide, Inc.	16,600	730,898

		2,480,664
Household Products - 0.27%
Energizer Holdings, Inc. *	8,500	953,105
Jarden Corp. *	16,000	377,760

		1,330,865
Insurance - 2.44%
AFLAC, Inc.	18,800	1,177,444
Ambac Financial Group, Inc. (a)	51,200	1,319,424
American International Group, Inc.	76,075	4,435,172
Marsh & McLennan Companies, Inc.	69,300	1,834,371
MBIA, Inc. (a)	68,400	1,274,292
Progressive Corp. *	43,600	835,376
XL Capital, Ltd., Class A	20,700	1,041,417

		11,917,496
International Oil - 2.93%
Anadarko Petroleum Corp.	9,300	610,917
Chevron Corp.	14,855	1,386,417
ConocoPhillips	18,600	1,642,380
Exxon Mobil Corp.	25,100	2,351,619
Royal Dutch Shell PLC, ADR, Class B	10,695	887,685
Royal Dutch Shell PLC, ADR	58,900	4,959,380

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil (continued)
Weatherford International, Ltd. *	36,300	$2,490,180

		14,328,578
Internet Content - 2.40%
Google, Inc., Class A *	13,200	9,127,536
Yahoo!, Inc. *	112,500	2,616,750

		11,744,286
Internet Retail - 0.89%
eBay, Inc. *	130,900	4,344,571

Leisure Time - 1.22%
Carnival Corp.	13,300	591,717
Las Vegas Sands Corp. *	19,100	1,968,255
Walt Disney Company	106,000	3,421,680

		5,981,652
Liquor - 0.16%
Anheuser-Busch Companies, Inc.	14,600	764,164

Manufacturing - 1.26%
Danaher Corp.	23,700	2,079,438
Illinois Tool Works, Inc.	49,600	2,655,584
Siemens AG, SADR	5,800	912,688
Tyco International, Ltd.	13,400	531,310

		6,179,020
Mining - 0.61%
Cleveland-Cliffs, Inc.	5,300	534,240
Freeport-McMoRan Copper & Gold, Inc.,
Class B	9,200	942,448
Newmont Mining Corp.	31,100	1,518,613

		2,995,301
Petroleum Services - 1.76%
Baker Hughes, Inc.	23,200	1,881,520
BJ Services Company	80,300	1,948,078
Schlumberger, Ltd.	48,500	4,770,945

		8,600,543
Pharmaceuticals - 4.32%
Abbott Laboratories	25,700	1,443,055
Allergan, Inc.	37,900	2,434,696
AstraZeneca PLC, SADR	82,700	3,541,214
Bristol-Myers Squibb Company	62,500	1,657,500
Forest Laboratories, Inc. *	91,500	3,335,175
Pfizer, Inc.	102,800	2,336,644
Sanofi-Aventis, ADR	63,700	2,900,261
Sepracor, Inc. *	48,400	1,270,500
Teva Pharmaceutical Industries, Ltd., SADR	47,100	2,189,208

		21,108,253
Publishing - 0.18%
Gannett Company, Inc.	22,200	865,800

Real Estate - 0.15%
Douglas Emmett, Inc., REIT	22,000	497,421
Host Hotels & Resorts, Inc., REIT	12,866	219,237

		716,658

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade - 3.92%
Best Buy Company, Inc.	72,700	$3,827,655
Costco Wholesale Corp.	14,500	1,011,520
Home Depot, Inc.	49,800	1,341,612
Lowe’s Companies, Inc.	184,600	4,175,652
Nordstrom, Inc.	21,600	793,368
Target Corp.	123,800	6,190,000
Urban Outfitters, Inc. *	43,400	1,183,084
Walgreen Company	17,200	654,976

		19,177,867
Semiconductors - 3.18%
Altera Corp.	102,200	1,974,504
Applied Materials, Inc.	226,000	4,013,760
Intel Corp.	65,900	1,756,894
KLA-Tencor Corp.	77,400	3,727,584
Lam Research Corp. *	17,200	743,556
Micron Technology, Inc. *	284,300	2,061,175
Qimonda AG, SADR *	68,100	486,915
Silicon Laboratories, Inc. *	5,500	205,865
Xilinx, Inc.	25,700	562,059

		15,532,312
Software - 1.59%
Microsoft Corp.	141,480	5,036,688
Oracle Corp. *	50,600	1,142,548
SAP AG, SADR (a)	14,200	724,910
VeriFone Holdings, Inc. * (a)	37,800	878,850

		7,782,996
Steel - 0.09%
Allegheny Technologies, Inc.	4,900	423,360

Telecommunications Equipment &
Services - 1.72%
American Tower Corp., Class A *	27,900	1,188,540
Ciena Corp. *	14,700	501,417
Corning, Inc.	30,300	726,897
Level 3 Communications, Inc. * (a)	240,100	729,904
Polycom, Inc. *	25,900	719,502
QUALCOMM, Inc.	90,300	3,553,305
Verizon Communications, Inc.	23,100	1,009,239

		8,428,804
Telephone - 0.68%
AT&T, Inc.	80,500	3,345,580

Tobacco - 0.76%
Altria Group, Inc.	49,200	3,718,536

Trucking & Freight - 1.40%
FedEx Corp.	13,900	1,239,463
United Parcel Service, Inc., Class B	79,300	5,608,096

		6,847,559

TOTAL COMMON STOCKS (Cost $303,690,668)		$321,671,466

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS - 0.49%

Banking - 0.26%
Washington Mutual, Inc., Series R	1,420	$1,256,700

Financial Services - 0.09%
Federal Home Loan Mortgage Corp., Series Z *	9,000	235,350
SLM Corp., Series C *	200	206,464
		441,814

Pharmaceuticals - 0.14%
Schering-Plough Corp.	2,800	679,868

TOTAL PREFERRED STOCKS (Cost $2,527,474)		$2,378,382

U.S. TREASURY OBLIGATIONS - 1.99%

Treasury Inflation Protected
Securities (d) - 0.03%
2.00% due 04/15/2012	128,696	133,382
U.S. Treasury Bonds - 1.43%
5.00% due 05/15/2037	1,105,000	1,204,364
5.25% due 02/15/2029	275,000	302,521
6.25% due 08/15/2023	1,210,000	1,448,692
7.875% due 02/15/2021	75,000	100,875
8.875% due 08/15/2017	75,000	103,195
11.25% due 02/15/2015	2,625,000	3,835,372

		6,995,019
U.S. Treasury Notes - 0.53%
3.625% due 07/15/2009	125,000	125,996
3.875% due 02/15/2013	385,000	392,700
4.25% due 09/30/2012	1,435,000	1,485,337
4.625% due 12/31/2011	385,000	403,829
5.625% due 05/15/2008	200,000	201,609

		2,609,471

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,590,440)		$9,737,872

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.08%

Federal Agricultural Mortgage Corp. - 0.18%
5.50% due 07/15/2011	250,000	264,767
5.125% due 03/30/2011	605,000	625,774

		890,541
Federal Home Loan Bank - 0.72%
3.56% due 03/12/2008 (b)	915,000	915,005
5.125% due 08/14/2013	1,450,000	1,528,415
5.625% due 06/13/2016	980,000	1,049,146

		3,492,566
Federal Home Loan Mortgage Corp. - 1.86%
5.25% due 07/18/2011	2,400,000	2,522,098
5.50% due 02/01/2018 to 01/01/2034	1,892,541	1,891,988
5.75% due 06/27/2016	630,000	680,290
6.00% due 04/01/2016 to 08/01/2037	1,904,649	1,937,147
6.36% due 02/01/2037	297,918	303,143
6.625% due 09/15/2009	1,695,000	1,778,979

		9,113,645

Income & Value Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association - 4.32%
3.8951% due 02/17/2009 (b)		$1,000,000	$993,020
5.00% due 12/01/2017 to 03/01/2037		4,403,545	4,301,119
5.25% due 08/01/2012		3,175,000	3,300,378
5.50% due 09/01/2034 to 09/01/2037		7,835,028	7,841,717
6.00% due 06/01/2021 to 03/01/2037		1,543,306	1,566,270
6.25% due 05/15/2029		525,000	616,168
6.50% IO due 07/01/2037		1,312,167	1,338,589
7.00% due 03/01/2037 to 10/01/2047		994,815	1,021,173
7.50% due 09/01/2029 to 10/01/2031		135,741	145,010

			21,123,444

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,074,368)			$34,620,196

FOREIGN GOVERNMENT OBLIGATIONS - 2.84%

Argentina - 0.06%
Republic of Argentina
1.3182% due 12/15/2035 (b)		2,383,000	274,045

Australia - 0.04%
Commonwealth of Australia
6.00% due 10/14/2015	AUD	240,000	199,832

Brazil - 0.20%
Federative Republic of Brazil
10.00% due 01/01/2017	BRL	1,000,000	471,619
10.25% due 01/10/2028		975,000	525,843

			997,462
Canada - 0.11%
Government of Canada
4.50% due 06/01/2015	CAD	150,000	157,286
5.20% due 02/21/2017		$380,000	397,861

			555,147
Colombia - 0.19%
Republic of Colombia
7.375% due 01/27/2017		100,000	109,750
7.375% due 09/18/2037		225,000	250,313
9.85% due 06/28/2027	COP	310,000,000	153,121
10.00% due 01/23/2012		$140,000	162,750
12.00% due 10/22/2015	COP	506,000,000	279,683

			955,617
Dominican Republic - 0.07%
Government of Dominican Republic
8.625% due 04/20/2027		$100,000	116,000
9.04% due 01/23/2018		185,806	210,425

			326,425
France - 0.08%
Government of France
4.75% due 04/25/2035	EUR	250,000	369,889

Germany - 0.26%
Federal Republic of Germany
4.25% due 07/04/2014		235,000	344,082

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Germany (continued)
Federal Republic of Germany (continued)
4.50% due 07/04/2009	EUR	620,000	$911,178

			1,255,260
Hungary - 0.10%
Republic of Hungary
6.75% due 02/24/2017	HUF	84,000,000	472,674

Indonesia - 0.07%
Republic of Indonesia
10.25% due 07/15/2027	IDR	3,218,000,000	328,853

Italy - 0.08%
Republic of Italy
5.375% due 06/15/2033		$400,000	410,260

Japan - 0.51%
Government of Japan
0.50% due 06/20/2013	JPY	285,000,000	2,475,583

Netherlands - 0.38%
Government of Netherlands
3.25% due 07/15/2015	EUR	1,370,000	1,868,569

Philippines - 0.03%
Republic of Philippines
7.75% due 01/14/2031		$127,000	146,526

Poland - 0.10%
Republic of Poland
5.00% due 10/24/2013	PLN	565,000	218,244
5.75% due 09/23/2022		730,000	293,853

			512,097
South Africa - 0.03%
South Africa Government Bond
10.50% due 12/21/2026	ZAR	775,000	138,391

South Korea - 0.02%
Republic of Korea
4.25% due 09/10/2014	KRW	80,000,000	79,218

Sweden - 0.16%
Kingdom of Sweden
5.125% due 03/01/2017		$380,000	391,768
6.75% due 05/05/2014	SEK	2,360,000	414,839

			806,607
Turkey - 0.15%
Turkey Government Bond
zero coupon due 07/16/2008	TRY	460,000	360,662
10.00% due 02/15/2012		375,000	359,885

			720,547
United Kingdom - 0.20%
United Kingdom Gilt
4.00% due 09/07/2016	GBP	180,000	345,463
4.25% due 06/07/2032		110,000	214,718
6.50% due 09/07/2014		210,000	429,588

			989,769

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $13,357,688)			$13,882,771

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS - 9.87%

Advertising - 0.05%
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013	$300,000	$268,500

Aerospace - 0.26%
BAE Systems 2001 Asset Trust PLC
6.664% due 09/15/2013 (g)	857,101	882,814
7.156% due 12/15/2011 (g)	373,053	391,832

		1,274,646
Air Travel - 0.06%
Delta Air Lines, Inc., Series 02-1
6.417% due 07/02/2012	295,000	301,637

Automobiles - 0.11%
Ford Motor Company
7.45% due 07/16/2031	250,000	185,625
GMAC LLC
6.625% due 05/15/2012	400,000	332,527

		518,152
Banking - 1.65%
BAC Capital Trust XIII
5.3906% due 03/15/2043 (b)	700,000	586,431
Banco Bilbao Vizcaya Argentaria SA
5.75% due 07/20/2017 (g)	200,000	213,554
Banco Mercantil del Norte SA
6.862% due 10/13/2021 (g)	390,000	383,721
Barclays Bank PLC
6.86% due 09/29/2049 (b)(g)	160,000	151,948
7.434% due 09/29/2049 (b)(g)	520,000	540,359
Chuo Mitsui Trust & Banking Company
5.506% due 12/29/2049 (b)(g)	550,000	505,719
CoBank ACB
5.5906% due 06/15/2022 (b)(g)	360,000	347,803
Fifth Third Capital Trust IV
6.50% due 04/01/2037 (b)	250,000	226,724
HBOS Treasury Services PLC
5.25% due 02/21/2017 (g)	100,000	101,923
HSBK Europe BV
7.75% due 05/13/2013 (g)	190,000	180,500
HSBK Europe BV, Series REGS
7.25% due 05/03/2017	300,000	260,250
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)	145,000	143,203
4.90% due 09/23/2010	220,000	220,289
Kazkommerts International BV, Series REGS
8.00% due 11/03/2015	150,000	122,970
Landwirtschaftliche Rentenbank
5.25% due 07/15/2011	1,125,000	1,176,931
PNC Preferred Funding Trust I
6.113% due 03/15/2049 (b)(g)	500,000	439,573
Resona Bank, Ltd.
5.85% due 04/15/2016 (b)(g)	440,000	409,047
Royal Bank of Scotland Group PLC
6.99% due 10/29/2049 (b)(g)	385,000	383,842
Standard Chartered PLC
6.40% due 09/26/2017 (g)	250,000	259,938

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017	$250,000	$251,761
US AgBank FCB
6.11% due 12/31/2049 (b)(g)	400,000	351,912
Washington Mutual Bank
6.75% due 05/20/2036	250,000	197,425
Wells Fargo & Company
3.50% due 04/04/2008	125,000	124,481
Zions Bancorporation
5.50% due 11/16/2015	500,000	468,899

		8,049,203
Broadcasting - 0.06%
News America, Inc.
6.40% due 12/15/2035	150,000	151,747
6.65% due 11/15/2037 (g)	130,000	134,092

		285,839
Business Services - 0.15%
Sungard Data Systems, Inc.
9.125% due 08/15/2013	600,000	610,500
The McGraw-Hill Companies, Inc.
5.375% due 11/15/2012	125,000	127,281

		737,781
Cable & Television - 0.47%
Charter Communications Operating LLC
8.00% due 04/30/2012 (g)	210,000	202,650
8.375% due 04/30/2014 (g)	750,000	725,625
Comcast Corp.
5.875% due 02/15/2018	130,000	129,608
6.45% due 03/15/2037	130,000	132,364
6.95% due 08/15/2037	125,000	134,909
Cox Communications, Inc.
7.75% due 11/01/2010	125,000	133,330
Time Warner, Inc.
7.625% due 04/15/2031	255,000	282,188
Univision Communications, Inc.
9.75% due 03/15/2015 (g)	600,000	546,750

		2,287,424
Cellular Communications - 0.24%
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	90,000	116,638
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	400,000	376,000
US Unwired, Inc., Series B
10.00% due 06/15/2012	530,000	561,891
Vodafone Group PLC
6.15% due 02/27/2037	125,000	123,453

		1,177,982
Computers & Business Equipment - 0.03%
Cisco Systems, Inc.
5.25% due 02/22/2011	125,000	128,157

Crude Petroleum & Natural Gas - 0.07%
Apache Corp.
6.00% due 01/15/2037	125,000	123,978

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas
(continued)
XTO Energy, Inc.
6.10% due 04/01/2036	$230,000	$224,530

		348,508
Domestic Oil - 0.05%
EOG Resources, Inc.
5.875% due 09/15/2017	75,000	76,892
Marathon Oil Corp.
6.60% due 10/01/2037	170,000	177,262

		254,154
Electrical Utilities - 0.40%
AES Corp.
9.375% due 09/15/2010	920,000	966,000
Appalachian Power Company
5.55% due 04/01/2011	125,000	126,468
Edison Mission Energy
7.50% due 06/15/2013	100,000	102,500
Pacific Gas & Electric Company
4.20% due 03/01/2011	150,000	147,603
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (g)	380,000	385,757
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011 (g)	170,000	172,076
Virginia Electric and Power Company
5.95% due 09/15/2017	50,000	51,540

		1,951,944
Electronics - 0.03%
Koninklijke Philips Electronics NV
7.20% due 06/01/2026	125,000	142,905

Energy - 0.25%
Energy East Corp.
6.75% due 07/15/2036	375,000	379,178
Enterprise Products Operating LP
6.30% due 09/15/2017	300,000	306,948
Enterprise Products Operating LP, Series B
5.60% due 10/15/2014	290,000	289,418
6.875% due 03/01/2033	250,000	261,190

		1,236,734
Financial Services - 2.28%
Ambac Financial Group, Inc.
5.95% due 12/05/2035	110,000	85,860
Capital One Financial Corp.
5.50% due 06/01/2015	40,000	36,895
6.15% due 09/01/2016	90,000	79,862
6.25% due 11/15/2013	470,000	451,925
Capmark Financial Group, Inc.
5.875% due 05/10/2012 (g)	1,025,000	811,353
Caterpillar Financial Services Corp., MTN
4.85% due 12/07/2012	50,000	50,086
CIT Group, Inc.
7.625% due 11/30/2012	50,000	50,680
Citigroup Capital XXI
8.30% due 12/21/2057 (b)	330,000	348,517

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Citigroup, Inc.
6.125% due 11/21/2017	$50,000	$51,360
Countrywide Financial Corp.
5.80% due 06/07/2012	400,000	292,200
6.25% due 05/15/2016	350,000	201,449
Countrywide Home Loans, Inc.
5.625% due 07/15/2009	60,000	45,775
Countrywide Home Loans, Inc., Series H, MTN
6.25% due 04/15/2009	45,000	35,032
Downey Financial Corp.
6.50% due 07/01/2014	370,000	336,395
Ford Motor Credit Company LLC
8.625% due 11/01/2010	250,000	231,988
General Motors Acceptance Corp.
7.00% due 02/01/2012	450,000	381,791
Goldman Sachs Group, Inc.
5.25% due 04/01/2013	125,000	125,499
International Lease Finance Corp.
5.00% due 04/15/2010	250,000	249,260
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	250,000	225,572
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036	355,000	337,197
Lehman Brothers Holdings, Inc.
6.50% due 07/19/2017	125,000	125,525
6.875% due 07/17/2037	400,000	391,074
Lehman Brothers Holdings, Inc., MTN
5.4287% due 07/18/2011 (b)	250,000	237,063
5.75% due 04/25/2011	350,000	353,663
6.75% due 12/28/2017	75,000	77,302
Merrill Lynch & Company, Inc.
6.11% due 01/29/2037	775,000	684,472
Mitsubishi UFJ Financial Group, Inc., Capital
Finance 1, Ltd.
6.346% due 07/25/2016 (b)	250,000	236,784
Nationwide Building Society
5.50% due 07/18/2012 (g)	165,000	171,376
Nationwide Building Society, Series REGS
5.50% due 07/18/2012	210,000	219,828
Nationwide Financial Services
6.75% due 05/15/2037	290,000	267,120
Northern Rock PLC
5.625% due 06/22/2017 (g)	100,000	101,397
PCCW HKT Capital, Ltd.
8.00% due 11/15/2011 (g)	350,000	384,656
Private Export Funding Corp.
5.00% due 12/15/2016	630,000	654,283
QBE Capital Funding II LP
6.797% due 06/01/2049 (g)	200,000	191,513
Reliastar Financial Corp.
6.50% due 11/15/2008	280,000	282,695
SLM Corp., Series A
5.00% due 04/15/2015	125,000	106,603
SMFG Preferred Capital
6.078% due 01/25/2017 (b)(g)	240,000	221,093

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
The Charles Schwab Corp., MTN
6.375% due 09/01/2017	$125,000	$128,571
Toll Brothers Finance Corp.
4.95% due 03/15/2014	40,000	35,404
5.15% due 05/15/2015	15,000	13,612
5.95% due 09/15/2013	25,000	23,366
Twin Reefs Pass Through Trust
6.2425% due 12/10/2049 (b)(g)	700,000	455,574
Unicredit Luxembourg Finance SA
5.584% due 01/13/2017 (b)(g)	200,000	199,560
Washington Mutual Preferred Funding
9.75% due 10/29/2049 (b)(g)	900,000	720,000
Washington Mutual, Inc.
5.25% due 09/15/2017	500,000	417,011

		11,128,241
Food & Beverages - 0.09%
Kraft Foods, Inc.
6.875% due 02/01/2038	75,000	77,864
Tyson Foods, Inc.
6.85% due 04/01/2016	370,000	379,678

		457,542
Gas & Pipeline Utilities - 0.26%
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	310,000	302,048
6.00% due 02/01/2017	335,000	334,981
6.50% due 02/01/2037	130,000	128,485
TransCanada Pipelines, Ltd.
6.20% due 10/15/2037	150,000	148,934
TransCanada Pipelines, Ltd., ADR
6.35% due 05/15/2067 (b)	170,000	159,338
Williams Companies, Inc.
7.875% due 09/01/2021	98,000	108,658
8.75% due 03/15/2032	84,000	102,690

		1,285,134
Healthcare Products - 0.05%
Cardinal Health, Inc.
6.30% due 10/15/2016 (g)	250,000	256,233
Healthcare Services - 0.10%
WellPoint, Inc.
5.875% due 06/15/2017	230,000	231,565
6.375% due 06/15/2037	240,000	235,766

		467,331
Holdings Companies/Conglomerates - 0.03%
General Electric Company
5.00% due 02/01/2013	125,000	126,590

Homebuilders - 0.03%
Centex Corp.
5.25% due 06/15/2015	115,000	97,383
6.50% due 05/01/2016	35,000	31,107

		128,490
Hotels & Restaurants - 0.07%
Seminole Tribe of Florida
5.798% due 10/01/2013 (g)	180,000	183,908

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Hotels & Restaurants (continued)
Wyndham Worldwide Corp.
6.00% due 12/01/2016	$170,000	$161,228

		345,136
Insurance - 0.57%
ACE INA Holdings, Inc.
6.70% due 05/15/2036	70,000	70,975
Allstate Corp.
6.125% due 05/15/2037 (b)	210,000	202,612
Ambac Financial Group, Inc.
6.15% due 02/15/2037 (b)	95,000	69,387
Assured Guaranty U.S. Holdings, Inc., Series A
6.40% due 12/15/2066 (b)	75,000	70,459
AXA SA
6.379% due 12/14/2049 (b)(g)	700,000	603,261
Catlin Insurance Company, Ltd.
7.249% due 12/31/2049 (b)(g)	250,000	228,575
CNA Financial Corp.
7.25% due 11/15/2023	100,000	102,724
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (g)	150,000	136,863
7.50% due 08/15/2036 (g)	150,000	146,365
7.80% due 03/07/2087 (g)	330,000	293,541
Monumental Global Funding III
5.4425% due 01/15/2014 (b)(g)	360,000	349,822
Nationwide Mutual Insurance Company
7.875% due 04/01/2033 (g)	60,000	68,438
XL Capital, Ltd., Series E
6.50% due 12/31/2049 (b)	510,000	445,924

		2,788,946
International Oil - 0.25%
Canadian Natural Resources, Ltd.
5.70% due 05/15/2017	250,000	248,478
Gaz Capital for Gazprom, Series REGS
6.51% due 03/07/2022	100,000	96,680
Husky Energy, Inc.
6.80% due 09/15/2037	300,000	315,329
Pemex Project Funding Master Trust, Series REGS
5.7238% due 12/03/2012 (b)	590,000	581,740

		1,242,227
Investment Companies - 0.18%
Temasek Financial I, Ltd., Series REGS
4.50% due 09/21/2015	930,000	898,048
Leisure Time - 0.06%
Boyd Gaming Corp.
6.75% due 04/15/2014	300,000	285,750

Manufacturing - 0.06%
Atlas Copco AB, ADR
5.60% due 05/22/2017 (g)	125,000	125,046
Tyco International Group SA
6.875% due 01/15/2029	105,000	106,341
7.00% due 06/15/2028	55,000	58,213

		289,600

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Medical-Hospitals - 0.23%
HCA, Inc.
9.625% due 11/15/2016	$600,000	$634,500
Tenet Healthcare Corp.
9.875% due 07/01/2014	500,000	476,250

		1,110,750
Metal & Metal Products - 0.01%
Freeport-McMoRan Copper & Gold, Inc.
6.875% due 02/01/2014	70,000	70,700
Mining - 0.02%
Vale Overseas, Ltd.
6.875% due 11/21/2036	100,000	101,161
Paper - 0.10%
Jefferson Smurfit Corp.
7.50% due 06/01/2013	500,000	478,750
Petroleum Services - 0.07%
Petroleum Export, Ltd.
5.265% due 06/15/2011 (g)	347,228	343,266
Pharmaceuticals - 0.04%
AstraZeneca PLC
5.40% due 09/15/2012	100,000	103,385
Hospira, Inc.
5.55% due 03/30/2012	75,000	76,265

		179,650
Publishing - 0.12%
Nielsen Finance LLC
10.00% due 08/01/2014	550,000	562,375
Real Estate - 0.35%
Brandywine Operating Partnership, REIT
5.40% due 11/01/2014	315,000	299,149
5.70% due 05/01/2017	250,000	231,589
6.00% due 04/01/2016	60,000	57,484
Developers Diversified Realty Corp., REIT
5.00% due 05/03/2010	125,000	123,000
5.50% due 05/01/2015	45,000	44,444
Hospitality Properties Trust, REIT
6.70% due 01/15/2018	400,000	395,042
Kimco Realty Corp., REIT
4.82% due 06/01/2014	125,000	116,198
ProLogis, REIT
5.25% due 11/15/2010	200,000	199,213
5.625% due 11/15/2015	130,000	124,354
Simon Property Group LP, REIT
5.875% due 03/01/2017	125,000	119,825

		1,710,298
Retail - 0.15%
Federated Retail Holdings, Inc.
6.375% due 03/15/2037	135,000	117,660
Limited Brands, Inc.
6.90% due 07/15/2017	30,000	28,986
Michaels Stores Inc
10.00% due 11/01/2014	625,000	593,750

		740,396

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Retail Grocery - 0.15%
Albertson’s LLC
7.25% due 05/01/2013	$675,000	$690,280
Delhaize Group
6.50% due 06/15/2017	50,000	51,151

		741,431
Retail Trade - 0.07%
Home Depot, Inc.
5.1156% due 12/16/2009 (b)	370,000	362,489
Sanitary Services - 0.06%
Allied Waste North America, Inc.
6.125% due 02/15/2014	325,000	312,406
Semiconductors - 0.12%
NXP BV / NXP Funding LLC
7.875% due 10/15/2014	600,000	570,000
Steel - 0.05%
United States Steel Corp.
6.05% due 06/01/2017	250,000	234,958
Telecommunications Equipment &
Services - 0.05%
SBC Communications, Inc.
5.625% due 06/15/2016	125,000	126,427
Verizon Communications, Inc.
5.50% due 04/01/2017	125,000	125,582

		252,009
Telephone - 0.34%
British Telecommunications PLC
5.95% due 01/15/2018	100,000	100,794
Qwest Communications International, Inc.
7.25% due 02/15/2011	800,000	800,000
Sprint Capital Corp.
6.875% due 11/15/2028	50,000	47,418
8.75% due 03/15/2032	165,000	185,988
Telecom Italia Capital SA
7.20% due 07/18/2036	130,000	143,333
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015	360,000	380,091

		1,657,624
Transportation - 0.03%
BNSF Funding Trust I
6.613% due 12/15/2055 (b)	35,000	32,680
Burlington Northern Santa Fe Corp.
6.15% due 05/01/2037	110,000	106,935
Union Pacific Corp.
5.75% due 11/15/2017	25,000	24,905

		164,520

TOTAL CORPORATE BONDS (Cost $50,063,558)		$48,255,617

CONVERTIBLE BONDS - 0.20%

Automobiles - 0.20%
Ford Motor Company
4.25% due 12/15/2036	973,000	960,935

TOTAL CONVERTIBLE BONDS (Cost $979,049)		$960,935

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.30%
American Home Mortgage Assets, Series 2007-3,
Class 22A1
6.25% due 06/25/2037	$146,880	$145,385
American Tower Trust, Series 2007-1A, Class AFX
5.4197% due 04/15/2037 (g)	125,000	127,485
American Tower Trust, Series 2007-1A, Class B
5.537% due 04/15/2037 (g)	125,000	125,312
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (g)	125,000	123,911
Banc of America Funding Corp.,
Series 2005-H, Class 9A1
5.9397% due 11/20/2035 (b)	348,858	340,063
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	126,138	126,136
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-10, Class A3
4.65% due 10/25/2035 (b)	875,000	865,501
Bear Stearns Alt-A Trust, Series 2005-9, Class 26A1
5.8091% due 11/25/2035 (b)	348,771	337,491
Bear Stearns Asset Backed Securities, Inc., Series
2005-AC3, Class 2A1
5.25% due 06/25/2020	214,155	214,217
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	250,000	268,365
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3, Class A5
5.617% due 10/15/2048	75,000	76,460
Commercial Mortgage Pass Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	750,000	720,719
Countrywide Alternative Loan Trust,
Series 2005-46CB, Class A8
5.50% due 10/25/2035	314,580	304,328
Countrywide Alternative Loan Trust,
Series 2005-54CB, Class 1A7
5.50% due 11/25/2035	358,567	358,114
Countrywide Alternative Loan Trust,
Series 2005-62, Class 2A1
5.788% due 12/25/2035 (b)	238,207	229,162
Countrywide Alternative Loan Trust,
Series 2005-64CB, Class 1A7
5.50% due 12/25/2035	301,764	299,205
Countrywide Alternative Loan Trust,
Series 2007-2CB, Class 1A9
5.75% due 03/25/2037	519,832	510,779
Countrywide Alternative Loan Trust,
Series 2007-HY4, Class 3A1
5.8769% due 06/25/2047 (b)	325,602	316,886
Countrywide Alternative Loan Trust,
Series 2007-HY4, Class 4A1
5.972% due 06/25/2047 (b)	412,261	398,245
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2006-HYB5, Class 3A1B
5.9284% due 09/20/2036 (b)	93,759	92,145
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 02/25/2018	255,211	252,275

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Crown Castle Towers LLC,
Series 2005-1A, Class AFL
5.4075% due 06/15/2035 (b)(g)	$230,000	$227,097
Crown Castle Towers LLC,
Series 2005-1A, Class AFX
4.643% due 06/15/2035 (g)	625,000	632,198
Crown Castle Towers LLC, Series 2005-1A, Class B
4.878% due 06/15/2035 (g)	825,000	820,883
Crown Castle Towers LLC, Series 2005-1A, Class D
5.612% due 06/15/2035 (g)	290,000	287,271
Crown Castle Towers LLC, Series 2006-1A, Class E
6.0652% due 11/15/2036 (g)	660,000	665,511
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	27,401	27,362
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	496,138	505,869
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	750,000	781,574
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	500,000	523,869
CS First Boston Mortgage Securities Corp.,
Series 2003-23, Class 8A1
5.00% due 09/25/2018	175,204	173,968
CS First Boston Mortgage Securities Corp.,
Series 2004-C1, Class E
5.015% due 01/15/2037 (b)(g)	425,000	388,698
CS First Boston Mortgage Securities Corp.,
Series 2004-C5, Class A3
4.499% due 11/15/2037	120,000	118,861
CS First Boston Mortgage Securities Corp.,
Series 2005-5, Class 4A1
6.25% due 07/25/2035	283,957	282,714
CS First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1
5.00% due 08/25/2020	66,397	64,466
CSAB Mortgage Backed Trust,
Series 2006-2, Class A6A
5.72% due 09/25/2036	825,000	828,251
Federal Home Loan Mortgage Corp., REMICS,
Series 2006-3233, Class PA
6.00% due 10/15/2036	339,286	350,078
Federal Home Loan Mortgage Corp., REMICS,
Series 2007-3312, Class PA
5.50% due 05/15/2037	121,930	122,771
Federal Home Loan Mortgage Corp.,
Series T-41, Class 3A
7.50% due 07/25/2032	120,163	127,315
Federal National Mortgage Association,
Series 2002-W3, Class A5
7.50% due 01/25/2028	216,733	229,807
First Horizon Alternative Mortgage Securities,
Series 2005-FA8, Class 1A14
5.50% due 11/25/2035	524,815	521,612

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	$371,640	$371,573
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 08/12/2010	271,428	274,387
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A1
6.079% due 10/15/2010	26,578	26,920
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	500,000	521,902
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	360,000	367,148
Global Signal Trust, Series 2006-1, Class A2
5.45% due 02/15/2036 (g)	375,000	382,909
Global Signal Trust, Series 2006-1, Class C
5.707% due 02/15/2036 (g)	300,000	299,889
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C2, Class A1
6.25% due 04/15/2034	136,941	137,820
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	158,967	156,733
GSR Mortgage Loan Trust,
Series 2004-15F, Class 5A1
5.50% due 01/25/2020	444,151	448,553
Harborview Mortgage Loan Trust,
Series 2005-15, Class 2A12
5.7488% due 10/20/2045 (b)	225,606	217,224
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
5.725% due 10/03/2015 (b)(g)	170,000	170,233
Indymac IMSC Mortgage Loan
Trust, Series 2007-F3, Class 2A1
6.50% due 09/25/2037	447,120	449,496
Indymac Index Mortgage Loan
Trust, Series 2006-AR5, Class 2A1
5.8456% due 05/25/2036 (b)	112,752	111,162
JP Morgan Alternative Loan Trust,
Series 2006-S3, Class A6
6.12% due 08/25/2036	875,000	890,248
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	1,165,000	1,188,344
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
5.875% due 04/15/2045 (b)	125,000	130,058
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class A2
4.79% due 10/15/2042	415,000	412,221
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	500,000	530,078
Lehman Mortgage Trust, Series 2007-7, Class 6A4
7.00% due 08/25/2037	117,744	120,356
Lehman Mortgage Trust, Series 2007-8, Class 3A1
7.25% due 08/25/2037	622,329	637,946

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
MASTR Alternative Loans Trust,
Series 2004-5, Class 5A1
4.75% due 06/25/2019	$642,067	$620,730
Residential Accredit Loans, Inc.,
Series 2007-QS11, Class A1
7.00% due 10/25/2037	637,504	640,493
Residential Accredit Loans, Inc.,
Series 2007-QS11, Class A2
7.00% due 10/25/2037	514,907	499,299
Residential Accredit Loans, Inc.,
Series 2007-QS9, Class A33
6.50% due 07/25/2037	120,568	118,499
Residential Asset Securitization Trust,
Series 2004-A6, Class A1
5.00% due 08/25/2019	1,396,456	1,383,802
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	290,000	301,532
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	15,268	15,231
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	750,000	782,036
Salomon Brothers Mortgage Securities VII,
Series 2001-C2, Class H
7.4452% due 11/13/2011 (b)	350,000	387,039
SBA CMBS Trust, Series 2005-1A, Class A
5.369% due 11/15/2035 (g)	280,000	280,086
SBA CMBS Trust, Series 2005-1A, Class B
5.565% due 11/15/2035 (g)	250,000	250,077
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-2, Class 5A1
6.00% due 03/25/2036 (b)	765,215	750,553
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-4, Class 5A1
5.9249% due 05/25/2036 (b)	1,164,370	1,154,322
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.5159% due 07/15/2027 (b)(g)	143,307	143,019
Washington Mutual Mortgage Pass-Through
Certificates, Series 2007-HY5, Class 3A1
5.8222% due 06/25/2037 (b)	1,603,956	1,567,505
Washington Mutual Mortgage Pass-Through,
Series 2005-1, Class 6A1
6.50% due 03/25/2035	422,269	412,316
Washington Mutual, Inc., Series 2003-S2, Class A1
5.00% due 05/25/2018	598,934	599,281
Washington Mutual, Inc., Series 2003-S6, Class 2A3
4.75% due 07/25/2018	387,578	373,937
Washington Mutual, Inc., Series 2003-S7, Class A1
4.50% due 08/25/2018	169,558	165,637
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-16, Class 2A1
4.50% due 12/25/2018	213,906	204,527
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-3, Class 2A1
5.25% due 04/25/2033	193,306	193,094

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A6
4.109% due 06/25/2035 (b)	$675,000	$669,597
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-1, Class A3
5.00% due 03/25/2021	667,308	657,925
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR15, Class A1
5.6558% due 10/25/2036 (b)	1,785,019	1,774,276

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $36,023,729)		$35,702,372

ASSET BACKED SECURITIES - 2.95%
Advanta Business Card Master Trust,
Series 2005-A1, Class A1
5.0188% due 04/20/2011 (b)	375,000	375,064
Advanta Business Card Master Trust,
Series 2005-A3, Class A3
4.70% due 10/20/2011	375,000	375,410
AmeriCredit Automobile Receivables
Trust, Series 2007-CM, Class A4A
5.55% due 04/07/2014	125,000	126,252
AmeriCredit Automobile Receivables
Trust, Series 2007-DF, Class A4A
5.56% due 07/06/2014	125,000	125,748
ARG Funding Corp., Series 2005-2A, Class A1
4.54% due 05/20/2009 (g)	475,000	474,681
Bear Stearns Asset Backed Securities, Inc.,
Series 2005-CL1, Class A1
5.2888% due 08/25/2035 (b)	173,487	166,003
Carmax Auto Owner Trust, Series 2007-2, Class A3
5.23% due 12/15/2011	125,000	126,294
Countryplace Manufactured Housing Contract
Trust, Series 2005-1, Class A3
4.80% due 12/15/2035 (b)(g)	250,000	250,278
Countrywide Asset-Backed
Certificates, Series 2006-S2, Class A5
5.753% due 07/15/2027	825,000	650,133
Countrywide Asset-Backed
Certificates, Series 2006-S6, Class A6
5.657% due 03/25/2034 (b)	350,000	302,545
CPS Auto Trust, Series 2005-C, Class A2
4.79% due 03/15/2012 (g)	510,000	509,335
CPS Auto Trust, Series 2006-A, Class 1A4
5.33% due 11/15/2012 (g)	700,000	707,077
CPS Auto Trust, Series 2006-C, Class A4
5.14% due 06/17/2013 (g)	824,998	828,785
CPS Auto Trust, Series 2007-A, Class A4
5.05% due 11/15/2013 (g)	649,999	653,257
CPS Auto Trust, Series 2007-TFC, Class A2
5.25% due 12/15/2013 (g)	374,998	376,200
Drive Auto Receivables Trust,
Series 2006-2, Class A3
5.33% due 04/15/2014 (g)	450,000	442,758
First Investors Auto Owner Trust,
Series 2005-A, Class A2
4.23% due 07/16/2012 (g)	187,273	186,747

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
GMAC Mortgage Corp. Loan Trust,
Series 2007-HE2, Class A3
6.193% due 07/25/2037 (b)	$500,000	$494,922
GSAA Trust, Series 2006-7, Class AF5A
6.2052% due 01/25/2035	125,000	123,529
Hertz Vehicle Financing LLC,
Series 2005-2A, Class A6
5.08% due 11/25/2011 (g)	330,000	332,301
Home Equity Mortgage
Trust, Series 2006-3, Class A1
5.594% due 09/25/2036 (b)	49,805	35,622
Irwin Home Equity Corp., Series 2006-P1, Class 2A4
5.80% due 06/25/2037 (g)	525,000	493,582
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 07/25/2034 (b)	510,000	497,126
New Century Home Equity Loan Trust,
Series 2006-2, Class A2B
5.025% due 08/25/2036 (b)	75,000	66,902
PG&E Energy Recovery Funding LLC,
Series 2005-1, Class A3
4.14% due 09/25/2012	420,000	417,109
PG&E Energy Recovery Funding LLC,
Series 2005-2, Class A2
5.03% due 03/25/2014	1,000,000	1,012,378
PG&E Energy Recovery Funding LLC,
Series 2005-2, Class A3
5.12% due 12/25/2014	500,000	504,646
Rental Car Finance Corp., Series 2005-1A, Class A2
4.59% due 06/25/2011 (g)	500,000	498,590
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	109,873	108,053
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	523,990	517,970
Residential Funding Mortgage Securities II Inc,
Series 2007-HSA2, Class A1F
8.47% due 01/25/2022 (b)	93,027	92,606
Residential Funding Mortgage Securities II Inc,
Series 2007-HSA3, Class AI3
6.03% due 05/25/2037 (b)	350,000	326,332
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05% due 07/20/2023 (g)	356,664	331,020
Triad Auto Receivables Owner Trust,
Series 2005-A, Class A4
4.22% due 06/12/2012	300,000	298,731
UPFC Auto Receivables Trust,
Series 2005-A, Class A3
4.34% due 12/15/2010	181,174	180,901
UPFC Auto Receivables Trust,
Series 2005-B, Class A3
4.98% due 08/15/2011	317,307	317,574
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023	42,036	42,345
Washington Mutual Master Note
Trust, Series 2006-A2A, Class A
5.0775% due 06/15/2015 (b)(g)	170,000	165,963

Income & Value Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Washington Mutual Master Note
Trust, Series 2007-A4A, Class A4
5.20% due 10/15/2014 (g)	$125,000	$128,164
West Penn Funding LLC Transition Bonds,
Series 2005-A, Class A1
4.46% due 12/27/2010 (g)	786,594	787,946

TOTAL ASSET BACKED SECURITIES
(Cost $14,733,232)		$14,450,879

SUPRANATIONAL OBLIGATIONS - 0.14%

Supranational - 0.14%
African Development Bank
6.875% due 10/15/2015	615,000	692,988

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $680,307)		$692,988

SHORT TERM INVESTMENTS - 1.13%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$5,521,437	$5,521,437

TOTAL SHORT TERM INVESTMENTS
(Cost $5,521,437)		$5,521,437

REPURCHASE AGREEMENTS - 1.39%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$6,811,362 on 01/02/2008,
collateralized by $6,855,000
Federal National Mortgage
Association, 5.30% due
04/16/2010 (valued at $6,949,256,
including interest)	$6,810,000	$6,810,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,810,000)		$6,810,000

Total Investments (Income & Value Trust)
(Cost $478,051,950) - 101.16%		$494,684,915
Liabilities in Excess of Other Assets - (1.16)%		(5,686,605)

TOTAL NET ASSETS - 100.00%		$488,998,310

International Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 92.97%

Australia - 4.52%
Amcor, Ltd. (a)	202,929	$1,224,711
Australia and New Zealand
Banking Group, Ltd. (a)	246,918	5,909,120
BHP Billiton, Ltd.	205,407	7,180,641
Bluescope Steel, Ltd.	249,401	2,093,547
Commonwealth Bank of Australia, Ltd. (a)	56,427	2,909,313
CSL, Ltd. (a)	30,023	951,127
Foster’s Group, Ltd. (a)	231,357	1,323,471

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Leighton Holdings, Ltd. (a)	18,993	$1,004,982
Macquarie Group, Ltd., ADR *	52,458	3,509,830
Mirvac Group, Ltd.	536,671	2,804,692
Newcrest Mining, Ltd. (a)	40,335	1,163,063
Qantas Airways, Ltd., ADR (a)	292,304	1,388,838
QBE Insurance Group, Ltd. (a)	90,169	2,617,861
Rio Tinto, Ltd.	21,969	2,555,731
Stockland Company, Ltd. (a)	665,733	4,886,384
Suncorp-Metway, Ltd. (a)	420,341	6,204,251
TABCORP Holdings, Ltd. (a)	157,073	2,030,790
Telstra Corp., Ltd. (a)	1,251,538	5,128,963
Westpac Banking Corp., Ltd. (a)	320,129	7,784,579
Woodside Petroleum, Ltd. (a)	157,508	6,903,865
Woolworths, Ltd. (a)	146,852	4,355,053
Zinifex, Ltd.	134,839	1,446,384

		75,377,196
Austria - 0.31%
OMV AG	38,751	3,128,140
Voestalpine AG	28,495	2,042,197

		5,170,337
Belgium - 1.22%
Belgacom SA	24,791	1,221,435
Colruyt SA	4,408	1,036,413
Delhaize Group	25,953	2,278,362
Dexia	274,132	6,882,670
Fortis Group SA	304,552	7,972,774
UCB SA (a)	19,537	886,953

		20,278,607
Bermuda - 0.28%
Esprit Holdings, Ltd.	146,000	2,166,569
Noble Group, Ltd. (a)	689,639	1,147,341
Yue Yuen Industrial Holdings, Ltd.	358,782	1,284,849

		4,598,759
Canada - 3.16%
BCE, Inc.	80,324	3,226,958
Canadian Imperial Bank of Commerce	90,130	6,442,749
Canadian Natural Resources, Ltd.	62,163	4,571,448
EnCana Corp.	120,503	8,241,504
Magna International, Inc.	15,400	1,251,099
National Bank of Canada	86,835	4,600,640
Potash Corp. of Saskatchewan, Inc.	73,500	10,685,967
Research In Motion, Ltd. *	103,200	11,769,788
Sun Life Financial, Inc.	34,800	1,964,343

		52,754,496
Denmark - 0.19%
A P Moller Maersk AS, Series A	129	1,364,434
Danske Bank AS	27,481	1,074,164
H. Lundbeck AS (a)	26,845	721,366

		3,159,964

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland - 2.88%
Fortum Corp. Oyj	43,130	$1,937,421
Kesko Oyj	26,785	1,464,248
Kone Corp. Oyj	15,092	1,053,676
Metso Oyj	18,611	1,009,008
Neste Oil Oyj	52,445	1,852,284
Nokia AB Oyj	781,209	30,011,927
Outokumpu Oyj (a)	71,714	2,204,581
Rautaruukki Oyj	91,091	3,893,339
Sampo Oyj, A Shares	176,458	4,657,270

		48,083,754
France - 10.67%
Accor SA	28,885	2,309,085
Air France KLM	48,966	1,711,286
Alstom	21,773	4,676,685
BNP Paribas SA	178,145	19,328,718
Bouygues SA	39,059	3,245,530
Casino Guich-Perrachon SA	37,436	4,072,389
Compagnie de Saint-Gobain SA	53,208	5,014,222
Compagnie Generale des Etablissements
Michelin, Class B	37,664	4,306,060
Credit Agricole SA	167,480	5,650,147
Electricite de France	19,487	2,321,141
France Telecom SA	135,266	4,852,086
PSA Peugeot Citroen SA	104,370	7,908,622
Renault Regie Nationale SA	62,973	8,930,984
Sanofi-Aventis SA	507,455	46,452,556
Societe Generale	19,690	2,847,743
Total SA	632,525	52,373,281
Vinci SA, ADR	29,067	2,149,670

		178,150,205
Germany - 10.67%
Adidas-Salomon AG	42,140	3,133,201
Allianz AG	56,998	12,279,607
BASF AG	105,765	15,684,106
Bayer AG	71,146	6,506,333
Bayerische Motoren Werke (BMW) AG	103,799	6,440,165
Commerzbank AG	64,401	2,450,241
DaimlerChrysler AG	161,108	15,614,569
Deutsche Bank AG	144,300	18,841,956
Deutsche Boerse AG	28,976	5,718,821
Deutsche Lufthansa AG	99,516	2,652,744
Deutsche Post AG	126,499	4,343,555
E.ON AG	28,818	6,126,498
Fresenius SE	15,681	1,302,630
K&S AG	6,658	1,588,194
MAN AG	47,741	7,924,242
Muenchener Rueckversicherungs-
Gesellschaft AG	95,290	18,506,128
Q-Cells AG * (a)	19,431	2,757,550
RWE AG	22,522	3,157,813
Salzgitter AG	33,241	4,968,038
Siemens AG	98,194	15,613,060

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Suedzucker AG (a)	63,991	$1,518,142
Thyssen Krupp AG	135,217	7,610,688
Volkswagen AG	52,618	12,095,142
Wacker Chemie AG	4,343	1,252,752

		178,086,175
Greece - 0.15%
National Bank of Greece SA	37,493	2,571,083

Hong Kong - 0.95%
BOC Hong Kong Holdings, Ltd.	620,000	1,719,088
CLP Holdings, Ltd. (a)	830,096	5,639,685
Hong Kong Electric Holdings, Ltd. (a)	573,646	3,293,855
Hong Kong Exchange & Clearing, Ltd. (a)	183,000	5,120,902

		15,773,530
Ireland - 0.46%
Bank of Ireland	98,293	1,464,659
CRH PLC	147,852	5,134,797
Kerry Group PLC	32,884	1,050,060

		7,649,516
Italy - 3.36%
Enel SpA	585,517	6,962,422
Eni SpA	1,290,371	47,093,794
Fiat SpA	50,397	1,296,968
Italcementi SpA, RNC	48,474	755,420

		56,108,604
Japan - 19.23%
Acom Company, Ltd.	38,270	773,131
Aderans Company, Ltd. (a)	4,135	65,040
Alps Electric Company, Ltd. (a)	87,454	1,129,828
Astellas Pharmaceuticals, Inc.	58,626	2,542,646
Cosmo Oil Company, Ltd.	382,000	1,412,021
Daiichi Sankyo Company, Ltd.	166,069	5,109,755
Daikin Industries, Ltd.	48,900	2,727,449
Eisai Company, Ltd.	49,420	1,934,190
Fuji Heavy Industries, Ltd.	307,884	1,426,100
Fuji Photo Film Company, Ltd.	94,500	3,955,346
Haseko Corp. * (a)	812,653	1,387,722
Hitachi, Ltd.	199,000	1,478,440
Hokkaido Electric Power Company, Inc.	89,801	1,935,753
Honda Motor Company, Ltd.	784,588	25,918,742
Hoya Corp.	100,000	3,163,915
Ibiden Company, Ltd.	41,800	2,890,418
Isuzu Motors, Ltd. (a)	569,458	2,556,555
Itochu Corp.	989,953	9,552,688
Japan Real Estate Investment Corp., REIT (a)	164	2,035,397
JFE Holdings, Inc.	96,600	4,843,926
Kao Corp.	103,950	3,125,043
Kawasaki Kisen Kaisha, Ltd. (a)	586,000	5,688,839
Komatsu, Ltd.	229,300	6,149,633
Konami Corp. (a)	57,477	1,885,165
Konica Minolta Holdings, Inc.	58,000	1,016,798

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Kyushu Electric Power Company, Inc.	86,120	$2,114,150
Marubeni Corp.	921,176	6,454,686
Marui Company, Ltd. (a)	56,190	554,424
Mazda Motor Corp.	124,512	616,257
Mitsubishi Corp.	560,005	15,156,357
Mitsubishi Electric Corp.	147,000	1,522,504
Mitsubishi Estate Company, Ltd.	136,596	3,254,392
Mitsubishi Materials Corp.	263,000	1,110,534
Mitsui & Company, Ltd.	515,440	10,763,739
Mitsui Fudosan Company, Ltd.	117,000	2,523,273
Mitsui O.S.K. Lines, Ltd.	417,000	5,271,834
Mitsui Trust Holdings, Inc.	739,447	5,639,079
Mitsumi Electric Company, Ltd. (a)	66,200	2,214,795
Mizuho Financial Group, Inc.	441	2,100,679
NGK INSULATORS, LTD. (a)	108,000	2,895,621
Nikon Corp. (a)	111,000	3,776,032
Nintendo Company, Ltd.	26,600	15,618,233
Nippon Building Fund, Inc., REIT	195	2,723,139
Nippon Mining Holdings, Inc.	244,500	1,550,764
Nippon Oil Corp.	681,000	5,505,454
Nippon Steel Corp.	1,381,000	8,453,014
Nippon Telegraph & Telephone Corp.	1,419	7,053,749
Nippon Yusen Kabushiki Kaisha	496,000	3,907,483
Nissan Motor Company, Ltd.	1,181,600	12,896,564
Nomura Research Institute, Ltd.	25,500	834,242
NTT DoCoMo, Inc.	5,389	8,871,957
Olympus Optical Company, Ltd.	26,000	1,059,630
Osaka Gas Company, Ltd.	1,588,880	6,251,339
Resona Holdings, Inc. (a)	4,519	8,010,607
Ricoh Company, Ltd.	306,000	5,586,436
SBI Holdings, Inc. (a)	6,662	1,791,345
SEGA SAMMY HOLDINGS, INC.	187,000	2,315,818
Seven & I Holdings Company, Ltd.	319,100	9,270,626
Shin-Etsu Chemical Company, Ltd.	116,100	7,220,395
Shinko Securities Company, Ltd.	159,000	650,327
Showa Shell Sekiyu K.K.	85,500	943,848
Sojitz Holdings Corp.	936,400	3,339,658
Sony Corp.	45,300	2,468,073
Sumco Corp.	59,000	1,678,123
Sumitomo Corp.	336,404	4,706,753
Sumitomo Metal Industries, Ltd.	351,000	1,605,106
Sumitomo Metal Mining Company, Ltd.	62,000	1,048,204
Taisho Pharmaceuticals Company, Ltd.	37,210	716,064
Takeda Pharmaceutical Company, Ltd.	275,411	16,089,733
Takefuji Corp. (a)	105,230	2,527,477
TDK Corp.	36,900	2,717,794
Terumo Corp.	18,700	974,883
The Tokyo Electric Power Company, Ltd.	125,261	3,242,536
Tokyo Gas Company, Ltd. (a)	569,603	2,660,802
Tokyo Steel Manufacturing Company, Ltd.	77,800	860,258
TonenGeneral Sekiyu K.K. (a)	128,867	1,267,158
Toshiba Corp.	389,000	2,870,805

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Yamada Denki Company, Ltd.	9,320	$1,051,344

		321,012,637
Luxembourg - 0.96%
ArcelorMittal	207,058	16,078,641

Netherlands - 4.29%
Aegon NV	608,526	10,733,380
DSM NV (a)	52,436	2,477,362
Heineken Holding NV	28,901	1,640,233
Heineken NV (a)	143,072	9,239,965
ING Groep NV	601,765	23,447,974
Koninklijke (Royal) KPN NV	102,824	1,873,308
Koninklijke Ahold NV *	110,108	1,524,867
Reed Elsevier NV (a)	272,152	5,400,945
Royal Dutch Shell PLC, A Shares	323,109	13,621,136
TomTom NV *	22,033	1,664,078

		71,623,248
Norway - 0.69%
Den Norske Bank ASA	126,700	1,927,358
Orkla ASA	61,175	1,171,308
Statoil ASA	273,032	8,423,245

		11,521,911
Portugal - 0.09%
Banco Comercial dos Acores, SA	355,340	1,514,590

Singapore - 2.26%
Capitaland, Ltd. *	374,000	1,609,098
City Developments, Ltd.	210,000	2,045,151
Cosco Corp. Singapore, Ltd.	821,400	3,242,827
Keppel Land, Ltd.	120,462	602,723
K-REIT Asia * (a)	51,292	75,339
Neptune Orient Lines, Ltd. (a)	648,512	1,743,313
Oversea-Chinese Banking Corp., Ltd.	632,000	3,602,085
SembCorp Industries, Ltd.	469,198	1,864,855
SembCorp Marine, Ltd. (a)	1,161,426	3,212,848
Singapore Exchange, Ltd.	438,000	4,012,313
Singapore Press Holdings, Ltd. (a)	399,000	1,238,815
Singapore Telecommunications, Ltd.	3,797,210	10,447,141
United Overseas Bank, Ltd.	291,000	3,985,340

		37,681,848
Spain - 1.17%
Gas Natural SDG SA (a)	33,169	1,936,193
Repsol YPF SA	247,465	8,827,858
Telefonica SA	272,648	8,838,229

		19,602,280
Sweden - 1.70%
Electrolux AB, Series B	76,227	1,264,327
Hennes & Mauritz AB, B shares	59,900	3,618,295
Investor AB, B shares	268,200	6,070,860
Nordea Bank AB	74,200	1,243,510
Sandvik AB *	165,800	2,843,349
Scania AB, Series B *	174,000	4,129,707

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
SKF AB, B Shares *	102,200	$1,722,634
Svenska Handelsbanken AB, Series A	59,400	1,898,797
Swedbank AB, A shares (a)	68,400	1,924,883
Tele2 AB, Series B	64,580	1,285,186
Volvo AB, Series B *	139,900	2,340,830

		28,342,378
Switzerland - 3.89%
ABB, Ltd.	304,429	8,777,227
Nestle SA	10,000	4,591,901
Novartis AG	509,437	27,859,748
Swatch Group AG, BR shares	8,398	2,524,656
Swiss Re	80,067	5,664,287
Zurich Financial Services AG	52,959	15,542,744

		64,960,563
United Kingdom - 19.87%
3i Group PLC	377,165	7,467,613
Alliance & Leicester PLC	81,586	1,020,631
AMEC PLC	126,355	2,112,469
Antofagasta PLC, ADR	105,343	1,493,457
AstraZeneca Group PLC	328,217	14,127,371
Aviva PLC	547,415	7,295,632
BAE Systems PLC	154,621	1,534,441
Barclays PLC	391,649	3,955,377
BG Group PLC	326,969	7,501,814
BHP Billiton PLC	334,333	10,194,919
British American Tobacco PLC	56,429	2,205,981
Capita Group PLC *	137,025	1,899,631
Centrica PLC	503,412	3,585,855
Compass Group PLC	147,040	897,231
Dixons Group PLC	997,484	1,972,056
FirstGroup PLC	110,208	1,778,956
GlaxoSmithKline PLC	2,219,218	56,360,393
HBOS PLC	465,698	6,771,717
Home Retail Group	481,030	3,126,253
Imperial Chemical Industries PLC	246,287	3,270,028
Imperial Tobacco Group PLC	156,254	8,451,277
International Power PLC	207,689	1,872,167
J Sainsbury PLC	346,054	2,915,779
Kingfisher PLC	619,364	1,776,059
Ladbrokes PLC	279,986	1,787,173
Next Group PLC	114,875	3,700,232
Old Mutual PLC (a)	1,202,864	4,007,627
Reckitt Benckiser PLC	93,621	5,440,309
Rio Tinto PLC	270,675	28,486,439
Royal Bank of Scotland Group PLC	3,600,947	31,794,394
Royal Dutch Shell PLC, A Shares	348,100	14,694,997
Royal Dutch Shell PLC, B Shares	139,947	5,833,779
SABMiller PLC	131,012	3,676,936
Scottish & Southern Energy PLC	119,319	3,890,690
Taylor Woodrow PLC	839,600	3,381,474
Tesco PLC	469,048	4,461,828

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Unilever PLC	140,391	$5,265,333
United Utilities PLC	150,748	2,265,464
Vedanta Resources PLC	38,717	1,570,784
Vodafone Group PLC	13,879,004	52,100,533
William Morrison Supermarket PLC	452,165	2,888,953
Wolseley PLC	186,367	2,739,979

		331,574,031

TOTAL COMMON STOCKS (Cost $1,313,061,122)		$1,551,674,353

PREFERRED STOCKS - 0.53%

Germany - 0.53%
Porsche Automobil Holding SE	2,183	4,408,435
Volkswagen AG	30,297	4,452,031

		8,860,466

TOTAL PREFERRED STOCKS (Cost $4,427,842)		$8,860,466

SHORT TERM INVESTMENTS - 7.01%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$117,058,336	$117,058,336

TOTAL SHORT TERM INVESTMENTS
(Cost $117,058,336)		$117,058,336

REPURCHASE AGREEMENTS - 5.33%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$88,911,779 on 01/02/2008,
collateralized by $86,150,000
Federal Home Loan Mortgage
Corp., 5.125% due 04/18/2011
(valued at $90,672,875, including
interest)	$88,894,000	$88,894,000

TOTAL REPURCHASE AGREEMENTS
(Cost $88,894,000)		$88,894,000

Total Investments (International Core Trust)
(Cost $1,523,441,300) - 105.84%		$1,766,487,155
Liabilities in Excess of Other Assets - (5.84)%		(97,476,850)

TOTAL NET ASSETS - 100.00%		$1,669,010,305

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

International Oil	9.42%
Banking	9.38%
Pharmaceuticals	7.67%
Telecommunications Equipment & Services	7.55%
Automobiles	6.65%

International Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 93.46%

Australia - 1.84%
CSL, Ltd. (a)	406,477	$12,877,171
Macquarie Group, Ltd., ADR *	72,910	4,878,220

		17,755,391
Austria - 1.06%
Erste Bank der Oesterreichischen
Sparkassen AG (a)	145,045	10,241,338

Bermuda - 1.22%
Esprit Holdings, Ltd.	615,000	9,126,300
Li & Fung, Ltd. (a)	660,000	2,627,059

		11,753,359
Brazil - 9.78%
All America Latina Logistica SA	401,547	5,197,552
Bovespa Holding SA *	927,900	17,880,321
Gafisa SA	511,391	9,535,431
Petroleo Brasileiro SA, ADR	333,480	38,430,235
Redecard SA	565,900	9,156,135
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	100,822	14,078,784

		94,278,458
Canada - 4.57%
Potash Corp. of Saskatchewan, Inc.	113,624	16,357,311
Research In Motion, Ltd. *	208,861	23,684,838
Rogers Communications, Inc., Class B	87,873	4,005,680

		44,047,829
France - 14.71%
Accor SA	245,883	19,656,045
Alstom	44,871	9,637,971
Cie Generale de Geophysique-Veritas * (a)	33,480	9,470,107
Electricite de France (a)	242,975	28,941,299
Groupe DANONE	172,357	15,447,264
JC Decaux SA (a)	351,117	13,780,936
Pinault-Printemps-Redoute SA	120,307	19,324,793
Veolia Environnement SA	280,113	25,515,089

		141,773,504
Germany - 7.64%
Continental AG	325,502	42,592,187
DaimlerChrysler AG	194,957	18,895,211
GEA Group AG *	195,896	6,829,375
MTU Aero Engines Holding AG	90,159	5,268,430

		73,585,203
Greece - 0.49%
Public Power Corp.	89,224	4,681,256

Hong Kong - 3.47%
China Merchants Holdings International
Company, Ltd.	728,000	4,466,550
China Mobile, Ltd.	526,500	9,168,732
CNOOC, Ltd.	5,842,500	9,811,727
Shangri-La Asia, Ltd.	3,166,692	9,949,213

		33,396,222

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India - 1.75%
ICICI Bank, Ltd., SADR	274,659	$16,891,528

Japan - 7.91%
Daikin Industries, Ltd.	178,575	9,960,210
Fujitsu, Ltd.	682,000	4,562,218
Marubeni Corp.	1,796,000	12,584,584
Mitsui Trust Holdings, Inc.	1,187,000	9,052,153
Nintendo Company, Ltd.	41,000	24,073,216
Nomura Holdings, Inc.	292,300	4,897,441
Yamada Denki Company, Ltd. (a)	98,872	11,153,267

		76,283,089

Mexico - 3.68%
America Movil SA de CV, Series L, ADR	282,912	17,367,968
Grupo Televisa SA, SADR *	761,455	18,099,785

		35,467,753

Netherlands - 1.63%
Heineken NV	243,035	15,695,837

Singapore - 0.76%
Capitaland, Ltd. * (a)	1,700,413	7,315,860

South Africa - 1.76%
MTN Group, Ltd.	907,570	16,998,479

South Korea - 1.62%
Samsung Electronics Company, Ltd.	26,480	15,583,415

Switzerland - 15.12%
ABB, Ltd.	512,851	14,786,402
Actelion, Ltd. *	211,244	9,649,841
Credit Suisse Group AG	270,267	16,268,871
Holcim, Ltd.	267,851	28,553,060
Julius Baer Holding AG	215,825	17,709,555
Lonza Group AG	171,406	20,730,014
Nestle SA	52,785	24,238,350
Roche Holdings AG - Genusschein	79,699	13,777,225

		145,713,318

United Kingdom - 11.33%
British Sky Broadcasting Group PLC	2,133,145	26,239,326
Johnson Matthey PLC	149,277	5,572,080
Man Group PLC, ADR	1,265,095	14,361,009
Reckitt Benckiser PLC	199,126	11,571,197
Rio Tinto PLC	124,192	13,070,242
Tesco PLC	4,040,150	38,431,999

		109,245,853

United States - 3.12%
Baidu.com, Inc., SADR *	12,309	4,805,310
Las Vegas Sands Corp. *	149,223	15,377,430
Schlumberger, Ltd.	100,334	9,869,856

		30,052,596

TOTAL COMMON STOCKS (Cost $785,284,957)		$900,760,288

International Opportunities Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 5.84%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$56,275,032	$56,275,032

TOTAL SHORT TERM INVESTMENTS
(Cost $56,275,032)		$56,275,032

REPURCHASE AGREEMENTS - 7.11%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$68,536,705 on 01/02/2008,
collateralized by $55,825,000
Federal Home Loan Bank, 5.75%
due 05/15/2012 (valued at
$60,221,219, including interest)
and $9,245,000 Federal Home
Loan Mortgage Corp., 4.75% due
03/15/2012 (valued at $9,672,581,
including interest)	$68,523,000	$68,523,000

TOTAL REPURCHASE AGREEMENTS
(Cost $68,523,000)		$68,523,000

Total Investments (International Opportunities Trust)
(Cost $910,082,989) - 106.41%		$1,025,558,320
Liabilities in Excess of Other Assets - (6.41)%		(61,733,364)

TOTAL NET ASSETS - 100.00%		$963,824,956

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Financial Services	7.94%
Banking	6.11%
Broadcasting	4.60%
Cellular Communications	4.52%
Tires & Rubber	4.42%

International Small Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.85%

Australia - 5.48%
Billabong International, Ltd.	527,230	$6,825,843
Downer EDI, Ltd.	2,655,599	12,470,897
Iluka Resources, Ltd.	1,029,852	4,136,938
PaperlinX, Ltd.	4,504,805	10,438,004

		33,871,682

Belgium - 1.17%
Barco NV	94,305	7,202,347

Bermuda - 6.26%
Bio-Treat Technology, Ltd.	9,066,000	4,865,257
Giordano International, Ltd.	10,170,017	4,851,302
Ngai Lik Industrial Holdings, Ltd.	20,564,201	1,340,088
People’s Food Holdings, Ltd.	12,229,370	9,312,146

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Bermuda (continued)
Texwinca Holdings, Ltd.	13,987,324	$12,508,468
Yue Yuen Industrial Holdings, Ltd.	1,617,246	5,791,586

		38,668,847

Brazil - 0.96%
Companhia de Saneamento de Minas Gerais *	340,881	5,936,692

Canada - 8.98%
ATS Automation Tooling Systems, Inc. *	693,360	3,646,120
Dorel Industries, Inc., Class B	262,200	7,810,609
GSI Group, Inc. *	682,348	6,304,896
MDS, Inc. *	589,284	11,457,885
Mega Brands, Inc. *	274,800	1,726,288
North West Company	372,004	7,888,995
Open Text Corp. *	373,602	11,878,647
Quebecor World, Inc. *	433,159	776,829
Saxon Energy Services, Inc. *	779,000	4,025,432

		55,515,701

Cayman Islands - 0.78%
Chitaly Holdings, Ltd.	6,728,000	1,165,437
TCL Communication Technology
Holdings, Ltd. *	93,375,008	3,685,399

		4,850,836

China - 2.54%
BYD Company, Ltd., H Shares	924,246	6,032,513
Sinotrans, Ltd., H Shares	22,156,000	9,660,239

		15,692,752

Finland - 3.79%
Amer Sports Oyj, A Shares	481,640	12,982,369
Elcoteq SE, A Shares	387,130	2,297,788
Huhtamaki Oyj	690,184	8,158,968

		23,439,125

Germany - 2.01%
Jenoptik AG *	1,004,361	9,182,822
Vossloh AG	27,590	3,233,097

		12,415,919

Hong Kong - 4.58%
AAC Acoustic Technology Holdings, Inc. *	4,004,000	5,331,576
Dah Sing Financial Group	794,929	7,823,575
Fountain Set Holdings, Ltd.	16,101,998	4,074,518
Lerado Group Holding Company, Ltd.	13,967,612	1,301,092
Travelsky Technology, Ltd., Class H	3,598,604	3,791,359
Weiqiao Textile Company, Ltd.	4,243,746	6,007,033

		28,329,153

Indonesia - 1.36%
Astra International Tbk PT	2,936,706	8,419,685

Japan - 4.74%
Descente, Ltd.	794,000	4,074,031
Meitec Corp.	211,366	6,358,236
Nichii Gakkan Company, Ltd. (a)	508,900	6,636,244
Sohgo Security Services Company, Ltd.	484,386	7,617,203

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Takuma Company, Ltd. (a)	1,140,000	$4,584,749

		29,270,463

Luxembourg - 0.53%
Thiel Logistik AG *	816,376	3,247,365

Netherlands - 3.96%
Draka Holding NV	74,316	2,489,252
Imtech NV	150,737	3,748,570
OPG Groep NV	380,316	10,624,726
SBM Offshore NV	142,928	4,506,228
Vedior NV	122,718	3,123,491

		24,492,267

Norway - 0.83%
Tomra Systems ASA	733,180	5,161,130

Philippines - 0.25%
First Gen Corp.	1,093,700	1,563,106

Singapore - 2.18%
Cerebos Pacific, Ltd.	317,209	960,335
Huan Hsin Holdings, Ltd.	2,450,627	980,386
Osim International, Ltd. (a)	5,422,237	2,243,509
Venture Corp., Ltd.	1,057,000	9,270,509

		13,454,739

South Korea - 9.45%
Daeduck Electronics Company, Ltd. *	513,650	3,095,602
Daegu Bank *	510,140	8,410,197
Halla Climate Control Company, Ltd. *	788,730	7,250,767
Intops Company, Ltd.	129,844	4,132,974
People & Telecommunication, Inc.	329,468	3,554,837
Pusan Bank *	880,760	14,669,367
Sindo Ricoh Company, Ltd. *	87,910	6,104,535
Youngone Corp. *	1,035,230	11,197,137

		58,415,416

Sweden - 2.81%
D. Carnegie & Company AB	624,875	12,106,907
Securitas Systems AB, B Shares	1,496,740	5,287,425

		17,394,332

Switzerland - 1.88%
Verwaltungs & Privat Bank AG	46,837	11,604,319

Taiwan - 10.33%
Acbel Polytech, Inc. *	6,720,326	3,441,423
BenQ Corp. *	3,988,600	4,354,702
D-Link Corp.	8,932,466	15,572,300
Giant Manufacturing Company, Ltd.	985,000	2,188,076
KYE System Corp. *	4,277,535	6,819,323
Pihsiang Machinery Manufacturing Company, Ltd.	3,527,000	6,972,583
Simplo Technology Company, Ltd.	2,041,200	10,119,896
Ta Chong Bank, Ltd. *	23,391,000	7,140,746
Taiwan Fu Hsing Industrial Company, Ltd.	2,863,310	1,892,997
Test-Rite International Company, Ltd.	8,970,304	5,313,219

		63,815,265

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Thailand - 4.45%
Bank of Ayudhya PCL, NVDR	14,664,700	$11,466,731
Glow Energy PCL	9,359,024	9,307,624
Total Access Communication PCL *	5,923,205	6,749,628

		27,523,983

United Kingdom - 13.93%
AbitibiBowater, Inc. *	182,192	3,784,321
Bodycote International PLC	1,828,622	6,720,591
Burberry Group PLC	649,531	7,341,268
Fiberweb PLC	3,075,560	2,265,218
FKI PLC	6,558,221	7,716,547
Future PLC	7,431,290	4,770,655
Game Group PLC	6,699,845	33,168,474
John Wood Group PLC	885,875	7,616,930
Yule Catto & Company PLC	3,401,672	12,689,723

		86,073,727

United States - 1.60%
Steiner Leisure, Ltd. *	223,914	9,888,042

TOTAL COMMON STOCKS (Cost $495,504,616)		$586,246,893

SHORT TERM INVESTMENTS - 5.42%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$3,292,369	$3,292,369
Paribas Corp. Time Deposit
3.25% due 01/02/2008	30,195,000	30,195,000

TOTAL SHORT TERM INVESTMENTS
(Cost $33,487,369)		$33,487,369

REPURCHASE AGREEMENTS - 0.01%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$53,011 on 01/02/2008,
collateralized by $55,000 Federal
Home Loan Bank, 5.75% due
05/15/2012 (valued at $59,331,
including interest)	$53,000	$53,000

TOTAL REPURCHASE AGREEMENTS
(Cost $53,000)		$53,000

Total Investments (International Small Cap Trust)
(Cost $529,044,985) - 100.28%		$619,787,262
Liabilities in Excess of Other Assets - (0.28)%		(1,748,771)

TOTAL NET ASSETS - 100.00%		$618,038,491

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Apparel & Textiles	8.78%

Banking	8.62%

Software	6.51%

Computers & Business Equipment	5.49%

Electronics	4.19%

International Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.43%

Australia - 8.32%
ABB Grain, Ltd.	24,114	$178,687
Adelaide Brighton, Ltd.	109,968	333,260
Admiralty Resources NL	114,634	42,924
AED Oil, Ltd.	2,649	9,764
Aevum, Ltd.	12,341	31,943
Alesco Corp., Ltd.	18,174	162,602
Allegiance Mining NL	100,467	93,105
Amadeus Energy, Ltd.	46,414	27,180
Amalgamated Holdings, Ltd.	10,010	58,782
Andean Resources, Ltd.	31,892	62,050
Ansell, Ltd.	23,799	250,589
APA Group	72,285	229,051
Aquila Resources, Ltd.	24,581	202,362
ARB Corp., Ltd.	16,596	60,267
ARC Energy, Ltd.	74,285	85,027
Arrow Energy NL	69,298	163,647
Ausdrill, Ltd.	41,067	82,531
Austal, Ltd.	38,731	96,173
Austar United Communications, Ltd.	94,934	131,393
Austereo Group, Ltd.	66,947	140,422
Australian Agricultural Company, Ltd.	58,133	162,587
Australian Infrastructure Fund	61,293	165,979
Australian Worldwide Exploration, Ltd.	75,123	218,929
AVJennings, Ltd.	48,073	47,544
Babcock & Brown Environmental
Investments, Ltd.	19,027	8,251
Bank of Queensland, Ltd.	16,768	260,540
Beach Petroleum, Ltd.	120,196	156,572
Bemax Resources, Ltd.	223,104	49,576
Bendigo Bank, Ltd.	19,831	255,826
Bendigo Mining, Ltd.	69,546	20,250
Biota Holdings, Ltd.	24,576	26,450
Blackmores, Ltd.	1,071	20,253
Boom Logistics, Ltd.	25,797	42,403
Bradken, Ltd.	11,400	78,201
Brickworks, Ltd.	2,035	23,351
Cabcharge Australia, Ltd.	18,829	173,858
Campbell Brothers, Ltd.	10,341	287,195
Candle Australia, Ltd.	16,596	33,139
Cardno, Ltd.	2,348	15,099
CBH Resources, Ltd.	158,056	74,480
CEC Group, Ltd.	22,583	53,455
Cellestis, Ltd.	15,855	42,811
Centamin Egypt, Ltd.	19,601	23,968
Centennial Coal Company, Ltd.	25,207	106,278
Chandler Macleod, Ltd.	23,006	17,184
Charter Hall Group	34,162	74,273
Citigold Corp., Ltd.	163,943	65,464
City Pacific, Ltd.	15,707	50,680
Clinuvel Pharmaceuticals, Ltd.	69,980	21,064
Clough Ltd	70,761	56,151
Coal of Africa, Ltd.	42,019	65,918

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Coates Hire, Ltd.	23,369	$133,699
Coeur d’Alene Mines Corp	37,202	176,394
Commander Communications, Ltd.	51,265	12,240
Compass Resources NL	15,577	40,359
ConnectEast Group	190,166	265,079
Consolidated Rutile, Ltd.	71,020	34,763
CopperCo, Ltd.	55,001	44,566
Corporate Express Australia, Ltd.	17,731	97,802
Count Financial, Ltd.	25,369	59,882
Crane Group, Ltd.	16,376	243,863
Crescent Gold, Ltd.	129,712	42,797
Customers, Ltd.	272,078	40,401
David Jones, Ltd.	98,948	474,902
Devine, Ltd.	33,852	41,468
Dominion Mining, Ltd.	10,959	53,038
Downer EDI, Ltd.	22,912	107,596
Duet Group	65,333	168,028
Dyno Nobel, Ltd.	25,350	49,457
Eastern Star Gas, Ltd.	75,775	28,392
Emitch, Ltd.	52,110	49,038
Energy Developments, Ltd.	25,951	87,988
Energy World Corp., Ltd.	89,105	72,598
Envestra, Ltd.	202,578	168,314
Equigold NL	27,470	94,952
ERG, Ltd.	153,745	12,503
Felix Resources, Ltd.	11,202	78,545
FKP Property Group, Ltd.	37,616	208,056
Fleetwood Corp., Ltd.	8,604	79,829
Flight Centre, Ltd.	5,565	156,231
Forest Enterprises Australia, Ltd.	103,275	59,177
Funtastic, Ltd.	30,436	17,140
Futuris Corp., Ltd.	118,171	221,667
Geodynamics, Ltd.	40,992	71,364
Gindalbie Metals, Ltd.	113,603	117,528
GrainCorp., Ltd.	9,487	81,311
Grange Resources Corp., Ltd.	7,033	16,559
GRD, Ltd.	51,194	94,606
Great Southern Plantations, Ltd.	47,410	79,528
GUD Holdings, Ltd.	13,446	116,664
Gunns, Ltd.	114,166	362,177
GWA International, Ltd.	40,169	124,613
Hastie Group, Ltd.	13,799	59,013
Healthscope, Ltd.	27,860	131,756
Herald Resources, Ltd.	37,212	72,054
Heron Resources, Ltd.	57,417	59,221
Hills Industries, Ltd.	40,203	188,090
Home Building Society, Ltd.	3,294	51,165
Horizon Oil, Ltd.	15,000	5,476
Housewares International, Ltd.	26,318	50,849
IBA Health, Ltd.	86,371	68,184
IBT Education, Ltd.	26,000	46,718
iiNET, Ltd.	32,429	60,803

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Iluka Resources, Ltd.	16,882	$67,817
Imdex, Ltd.	22,389	49,366
Independence Group NL	20,656	159,187
Indophil Resources NL	85,202	71,598
Industrea Ltd	51,770	31,542
Infomedia, Ltd.	86,555	40,885
Invocare, Ltd.	25,649	157,029
IOOF Holdings, Ltd.	13,914	101,766
Iress Market Technology, Ltd.	19,452	135,397
Jabiru Metals Ltd	42,457	47,782
JB Hi-Fi, Ltd.	21,677	294,743
Jubilee Mines NL	15,147	298,622
Just Group, Ltd.	47,100	190,833
Kagara Zinc, Ltd.	9,345	50,199
Kingsgate Consolidated, Ltd.	11,718	47,261
Lynas Corp Ltd	56,469	47,684
MacArthur Coal, Ltd.	23,956	204,837
Macmahon Holdings, Ltd.	76,801	111,482
Macquarie Media Group, Ltd.	17,784	64,161
Marion Energy, Ltd.	55,425	45,758
Maxitrans Industries, Ltd.	78,815	49,144
McGuigan Simeon Wines, Ltd.	16,663	32,740
McPherson’s, Ltd.	12,170	33,633
Melbourne IT, Ltd.	11,839	34,643
MFS Living & Leisure Group	26,993	16,396
Mincor Resources NL	57,399	208,452
Mineral Deposits, Ltd.	39,608	46,596
Monadelphous Group, Ltd.	9,154	109,850
Mortgage Choice, Ltd.	20,900	39,488
Mount Gibson Iron, Ltd.	64,184	156,019
Murchison Metals, Ltd.	10,553	31,557
MYOB, Ltd.	58,980	74,758
National Hire Group, Ltd.	32,653	71,927
New Hope Corp., Ltd.	70,773	142,426
Nexus Energy, Ltd.	48,533	77,030
Nido Petroleum, Ltd.	205,243	50,069
Oakton, Ltd.	15,761	80,407
Pacific Brands, Ltd.	71,042	201,755
Pan Australian Resources, Ltd.	123,891	105,826
PaperlinX, Ltd.	102,122	236,625
Peet & Company, Ltd.	29,756	104,142
Peptech, Ltd.	37,842	37,933
Perilya, Ltd.	44,699	101,938
Perseverance Corp., Ltd.	132,299	22,438
Petsec Energy, Ltd.	36,299	48,828
Pharmaxis, Ltd.	25,612	94,341
Photon Group, Ltd.	6,675	36,981
Platinum Australia Ltd	21,960	52,525
PMP, Ltd.	78,662	124,153
Port Bouvard, Ltd.	24,303	41,451
Primary Health Care, Ltd.	18,987	197,855
Primelife Corp., Ltd.	34,348	27,571

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Programmed Maintenance Services, Ltd.	13,573	$60,772
Ramsay Health Care, Ltd.	15,172	145,241
RCR Tomlinson, Ltd.	26,425	53,816
Redflex Holdings, Ltd.	8,205	24,046
Resolute Mining, Ltd.	38,628	59,097
Resource Pacific Holdings, Ltd.	32,192	83,608
Ridley Corp., Ltd.	37,449	38,030
Riversdale Mining, Ltd.	18,585	162,388
Roc Oil Company, Ltd.	62,957	166,097
SAI Global, Ltd.	16,847	46,393
Sally Malay Mining, Ltd.	47,417	218,151
Salmat, Ltd.	5,289	18,708
Select Harvests, Ltd.	8,518	55,849
ServCorp, Ltd.	14,294	61,295
Silex Systems, Ltd.	13,874	72,434
Sino Gold, Ltd.	12,685	76,478
Sino Strategic International, Ltd.	11,948	10,585
Skilled Group, Ltd.	13,335	63,487
SMS Management & Technology, Ltd.	17,762	117,875
SP Telemedia, Ltd.	65,209	22,507
Specialty Fashion Group, Ltd.	51,249	73,888
Sphere Investments Ltd	15,740	45,633
Spotless Group, Ltd.	34,816	125,859
St. Barbara, Ltd.	100,515	67,957
Straits Resources, Ltd.	31,496	180,080
STW Communications Group, Ltd.	36,346	74,534
Sunland Group, Ltd.	71,238	278,601
Super Cheap Auto Group, Ltd.	8,100	30,385
Tamaya Resources, Ltd.	214,523	46,278
Tap Oil, Ltd.	28,463	50,833
Tassal Group, Ltd.	26,287	96,173
Ten Network Holdings, Ltd.	71,632	171,318
Thakral Holdings Group	138,389	126,060
Timbercorp, Ltd.	39,129	51,882
Tower Australia Group, Ltd.	35,264	85,946
Troy Resources NL	10,088	28,034
UXC, Ltd.	12,714	19,998
Village Roadshow Company, Ltd.	19,256	54,720
Vision Group Holdings, Ltd.	14,452	40,948
Watpac, Ltd.	10,978	45,547
Wattyl, Ltd.	13,025	28,175
Webster, Ltd.	15,000	24,140
Western Areas NL	30,734	145,198
WHK Group, Ltd.	54,106	104,086

		18,878,507

Austria - 1.06%
Agrana Beteiligungs AG	412	42,810
Andritz AG	4,336	260,472
Austrian Airlines AG	4,748	43,083
BetandWin.com Interactive
Entertainment AG	2,806	108,919
BWT AG	1,062	56,092

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Austria (continued)
Constantia Packaging AG	1,282	$93,370
Flughafen Wien AG	1,165	134,569
Frauenthal Holdings AG	1,879	62,304
Intercell AG	5,516	211,466
Lenzing AG	234	122,846
Mayr-Melnhof Karton AG	910	98,489
Palfinger AG	3,704	137,305
RHI AG	4,496	183,729
Rosenbauer International AG	1,745	82,510
S&T System Integration & Technology
Distribution AG	550	37,392
Schoeller-Bleckmann Oilfield Equipment AG	1,106	99,215
Uniqa Versicherungen AG	17,849	545,716
Wolford AG	2,064	88,537

		2,408,824

Belgium - 1.24%
Ackermans & Van Haaren NV	2,613	255,599
Banque Nationale de Belgique	28	127,706
Barco NV	2,370	181,004
Bekaert SA	2,800	375,978
CFE (CIE Francois D’enter)	43	87,682
Compagnie Maritime Belge SA	1,318	114,021
Deceuninck NV	2,341	54,632
Duvel Moortgat SA	903	64,457
Elia System Operator SA/NV	1,897	77,398
Euronav NV	4,100	145,091
Exmar NV	1,782	52,481
Icos Vision Systems NV	912	40,571
Ion Beam Applications SA	2,557	70,469
Kinepolis Group NV	908	45,912
Melexis NV	5,118	83,404
Omega Pharma SA	3,831	263,651
Option NV	4,632	37,998
Recticel SA	3,721	54,170
Roularta Media Group NV	1,549	111,633
SA D’Ieteren Trading NV	641	230,345
Sipef SA	92	53,863
Tessenderlo Chemie NV	4,697	227,504
Van De Velde NV	967	53,470

		2,809,039

Bermuda - 0.43%
Cafe de Coral Holdings, Ltd.	56,000	137,518
China Oriental Group Company, Ltd.	561,807	455,502
Giordano International, Ltd.	200,000	95,404
Smartone Telecommunications Holdings, Ltd.	48,000	44,909
South China Morning Post, Ltd.	132,000	46,046
Texwinca Holdings, Ltd.	218,000	194,951

		974,330

Canada - 12.26%
Aastra Technologies, Ltd.	4,600	158,981
Absolute Software Corp.	2,700	100,345

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Aecon Group, Inc.	5,600	$130,787
AEterna Zentaris, Inc.	7,500	11,551
AGF Management Ltd	13,300	392,013
Akita Drilling, Ltd.	200	2,308
Alamos Gold, Inc.	8,800	49,307
Alberta Clipper Energy, Inc.	7,700	15,057
Allen-Vanguard Corp.	10,700	57,893
Altius Minerals Corp.	3,800	110,887
Amerigo Resources, Ltd.	13,600	31,694
Anderson Energy, Ltd.	11,000	32,099
Angiotech Pharmaceuticals, Inc.	9,100	31,626
Antrim Energy, Inc.	17,800	86,570
Anvil Mining, Ltd.	7,300	112,723
Aquiline Resources, Inc.	8,600	80,166
Arawak Energy Corp.	13,900	34,505
Aspreva Pharmaceuticals Corp.	1,900	49,649
Astral Media, Inc.	7,700	363,877
Atrium Innovations, Inc.	1,559	32,777
ATS Automation Tooling Systems, Inc.	6,880	36,179
Augusta Resource Corp.	4,900	21,547
Aurelian Resources, Inc.	18,400	142,808
Aurizon Mines, Ltd.	22,500	88,226
Aurora Energy Resources, Inc.	9,500	130,235
Axcan Pharma, Inc.	6,900	158,631
Axia NetMedia Corp.	6,400	20,621
Baffinland Iron Mines Corp.	3,800	17,326
Baja Mining Corp.	35,600	65,649
Ballard Power Systems, Inc.	24,100	127,465
Bankers Petroleum, Ltd.	41,000	36,142
Bioms Medical Corp.	14,500	57,151
Bioteq Environmental Tech, Inc.	11,500	47,773
Birch Mountain Resources, Ltd.	9,200	6,339
Birchcliff Energy, Ltd.	9,200	68,141
BMTC Group, Inc., Class A	2,200	50,600
Boralex, Inc., Class A	3,100	54,182
Bow Valley Energy, Ltd.	7,500	47,875
Breaker Energy, Ltd., Class A	7,400	44,987
Breakwater Resources, Ltd.	63,500	110,664
Calfrac Well Services, Ltd.	3,700	66,056
Calvalley Petroleums, Inc., Class A	9,623	61,914
Canaccord Capital, Inc.	5,200	80,612
Canada Bread Company, Ltd.	950	66,417
Canadian Hydro Developers, Inc.	20,200	130,989
Canadian Superior Energy, Inc.	10,500	30,959
Canadian Western Bank	10,566	335,624
Canam Group, Inc., Class A	9,500	136,202
Candax Energy, Inc.	40,399	37,249
Canfor Corp.	13,400	118,529
Cangene Corp.	3,700	26,205
CanWest Global Communications Corp.	13,650	99,580
Capstone Mining Corp.	21,500	61,214
Cardiome Pharma Corp.	8,800	79,445

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Carpathian Gold, Inc.	24,200	$11,524
Cascades, Inc.	20,150	172,315
Catalyst Paper Corp.	48,200	76,675
CCL Industries, Inc., Class B	3,900	152,570
Celestica, Inc.	33,500	196,530
Celtic Exploration, Ltd.	3,500	39,718
Certicom Corp.	7,300	11,686
Chariot Resources, Ltd.	37,000	33,365
CHC Helicopter Corp., Class A	3,000	76,660
Churchill (The), Corp.	2,100	47,875
Clarke, Inc.	8,200	62,479
Claude Resources, Inc.	35,700	50,279
Coalcorp Mining, Inc.	8,385	18,096
Cogeco Cable, Inc.	3,300	159,859
Com Dev International, Ltd.	8,800	32,366
Compton Petroleum Corp.	13,300	123,169
Connacher Oil & Gas, Ltd.	31,800	122,116
Constellation Copper Corp.	18,000	1,641
Constellation Software, Inc.	1,600	40,918
Corby Distilleries, Ltd.	2,100	51,066
Corridor Resources, Inc.	10,700	95,839
Corus Entertainment, Inc., Class B	5,800	283,962
Cott Corp.	8,800	58,402
Crew Energy, Inc.	12,100	88,640
Cryocath Technologies, Inc.	6,200	31,410
Crystallex International Corp.	33,500	78,069
Cyries Energy, Inc.	7,800	53,267
Dalsa Corp.	1,600	13,780
Delphi Energy Corp.	23,445	43,472
Denison Mines Corp.	27,128	244,357
Descartes Systems Group, Inc.	3,400	14,331
Dorel Industries, Inc., Class B	5,300	157,880
Draxis Health, Inc.	7,000	28,867
Dundee Precious Metals, Inc.	14,200	103,880
Dundee Wealth Management, Inc.	14,558	265,361
Duvernay Oil Corp.	6,800	200,083
Eastern Platinum, Ltd.	94,510	274,830
Eldorado Gold Corp.	50,737	299,708
Emera, Inc.	3,800	84,282
Emergis, Inc.	22,800	189,432
Empire Company, Ltd.	4,200	182,137
Endeavour Silver Corp.	7,800	30,032
Enghouse Systems, Ltd.	600	4,499
Ensign Energy Services, Inc., ADR	16,600	256,497
Entree Gold, Inc.	7,000	17,802
Equinox Minerals, Ltd.	80,700	446,448
Equitable Group, Inc.	1,200	34,956
European Goldfields, Ltd.	28,400	157,690
Evertz Technologies, Ltd.	8,000	240,255
Exco Technologies, Ltd.	2,900	11,577
Exfo Electro Optical Engineering, Inc.	5,300	26,582
Farallon Resources, Ltd.	48,500	34,399

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
First Calgary Petroleums, Ltd.	30,400	$89,018
First Nickel, Inc.	30,500	19,778
Fishery Products(FPI), Ltd.	900	14,590
Flint Energy Services, Ltd.	4,800	87,931
FNX Mining Company, Inc.	11,043	338,468
Forsys Metals Corp.	5,300	18,312
Forzani Group, Ltd., Class A	9,822	168,187
Fronteer Development Group, Inc.	12,700	128,165
Frontera Copper Corp.	5,700	35,230
Galleon Energy, Inc., Class A	11,400	179,036
Garda World Security Corp., Class A	3,700	57,658
Gennum Corp.	3,042	32,672
Gentry Resources, Ltd.	6,484	15,045
Glacier Ventures International Corp.	13,200	61,389
Gluskin Sheff & Associates, Inc.	1,400	37,732
Gold Eagle Mines, Ltd.	16,100	136,213
Golden Star Resources, Ltd.	42,400	136,615
Grande Cache Coal Corp.	41,100	47,890
Great Basin Gold, Ltd.	23,700	63,635
Great Canadian Gaming Corp.	9,200	144,486
Greystar Resources, Ltd.	1,600	10,213
Guyana Goldfields, Inc.	3,100	22,772
Hanfeng Evergreen, Inc.	6,300	93,196
Harry Winston Diamond Corp., ADR	8,400	276,184
Heritage Oil Corp.	2,800	148,887
Heroux-Devtek, Inc.	6,500	63,884
High River Gold Mines, Ltd.	36,700	105,606
Highpine Oil & Gas, Ltd.	8,458	85,527
Home Capital Group, Inc.	4,000	169,816
HudBay Minerals, Inc.	17,700	349,714
Hydrogenics Corp.	18,000	17,144
IAMGOLD Corp.	42,900	351,650
Imaging Dynamics Company, Ltd.	12,600	7,660
Imperial Metals Corp.	1,400	16,043
Indigo Books & Music, Inc.	1,900	27,240
Intermap Technologies Corp., Class A	4,400	46,811
International Forest Products, Ltd., Class A	6,800	41,615
International Royalty Corp.	10,400	57,616
Intertape Polymer Group, Inc.	8,100	25,196
Iteration Energy, Ltd.	17,073	82,169
Ivanhoe Energy, Inc.	25,300	39,734
Jinshan Gold Mines, Inc.	5,100	14,159
Kaboose, Inc.	10,800	28,123
Kereco Energy, Ltd.	5,300	20,997
Kingsway Financial Services, Inc.	11,743	142,898
Kirkland Lake Gold, Inc.	6,300	79,919
Labopharm, Inc.	13,500	14,089
Laramide Resources, Ltd.	2,800	17,987
Laurentian Bank of Canada	7,100	239,196
Le Chateau, Inc.	2,600	38,330
Leon’s Furniture, Ltd.	11,956	156,272
Linamar Corp.	35,408	731,515

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
MacDonald Dettwiler & Associates, Ltd.	4,600	$194,589
Magellan Aerospace Corp.	2,900	3,967
Mahalo Energy, Ltd.	12,900	33,330
Major Drilling Group International Company,Inc.	4,200	266,396
Maple Leaf Foods, Inc.	12,300	185,070
March Networks Corp.	7,400	76,553
Martinrea International, Inc.	8,593	106,395
Maxim Power Corp.	3,900	25,251
MDC Partners, Inc.	3,100	30,311
MDS, Inc.	18,700	363,598
Mega Brands, Inc.	4,900	30,782
Mega Uranium, Ltd.	5,500	18,947
Methanex Corp.	3,600	100,528
Migao Corp.	5,400	63,359
Mosaid Technologies, Inc.	1,000	18,572
Neo Material Technologies, Inc.	8,700	44,251
Neurochemical Company, Inc.	2,400	5,350
Norbord, Inc.	13,800	111,300
North American Palladium, Ltd.	4,900	18,072
Northbridge Financial Corp.	5,600	209,316
Northern Peru Copper Corp.	3,400	47,058
Northgate Minerals Corp.	37,300	113,380
Nova Chemicals Corp.	10,900	356,394
NuVista Energy, Ltd.	6,900	91,585
Open Text Corp.	8,000	254,359
Orvana Minerals, Corp.	36,980	27,727
Pacific Stratus Energy, Ltd.	5,000	62,111
Pan American Silver Corp.	10,400	368,708
Paramount Resources, Ltd.	4,000	55,525
Pason Systems, Inc.	7,700	97,445
Patheon, Inc.	20,772	65,666
Peerless Energy, Inc., Class A	12,385	70,273
Petaquilla Minerals Company, Ltd.	6,500	21,009
Petrolifera Petroleum, Ltd.	3,100	31,002
Platinum Group Metals, Ltd.	5,000	20,062
Points International, Ltd.	26,300	109,522
Polymet Mining Corp.	7,100	23,308
ProEx Energy, Ltd.	10,000	119,864
Q9 Networks, Inc.	3,000	40,610
QLT, Inc.	27,400	121,599
Quadra Mining, Ltd.	9,000	160,768
Quebecor World, Inc.	15,400	27,618
Quebecor, Inc.	6,209	224,907
Quest Capital Corp.	39,200	107,239
Reitman’s Canada, Ltd., Class A	6,900	134,162
Resin Systems, Inc.	11,200	17,590
Resverlogix Corp.	3,900	57,693
Richelieu Hardware, Ltd.	1,800	44,063
Ritchie Bros. Auctioneers, Inc.	4,300	359,005
RONA, Inc.	17,200	297,138
Rothmans, Inc.	10,700	274,289

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Rubicon Minerals Corp.	16,700	$24,874
Russel Metals, Inc.	9,300	239,815
Samuel Manu-Tech, Inc.	2,000	21,460
Saskatchewan Wheat Pool, Inc.	34,300	463,265
Savanna Energy Services Corp.	10,000	162,217
Saxon Energy Services, Inc.	18,642	96,331
Scorpio Mining Corp.	17,400	25,035
Semafo, Inc.	11,600	11,871
ShawCor, Ltd., Class A	8,100	290,039
Shore Gold, Inc.	30,900	144,333
Sierra Wireless, Inc.	7,000	104,686
Silver Standard Resources, Inc.	8,900	325,087
Silvercorp Metals, Inc.	24,300	230,948
Skye Resources, Inc.	5,500	43,467
Softchoice Corp.	2,800	66,159
Stantec, Inc.	6,800	267,949
Starfield Resources, Inc.	39,500	45,625
Stella-Jones, Inc.	400	16,617
Storm Exploration, Inc.	1,400	12,625
Stornoway Diamond Corp.	43,700	28,338
SunOpta, Inc.	14,200	190,638
Suramina Resources, Inc.	5,200	6,849
SXC Health Solutions Corp.	3,400	50,159
Synenco Energy, Inc.	5,300	45,323
Tahera Diamond Corp.	20,000	1,621
Tanzanian Royalty Exploration Corp.	18,000	120,736
Taseko Mines, Ltd.	16,000	83,814
Teal Exploration & Mining, Inc.	600	2,553
Tembec, Inc.	19,600	7,249
Tesco Corp.	8,000	231,825
Theratechnologies, Inc.	8,600	94,805
Thompson Creek Metals Company, Inc.	16,000	275,272
Timminco, Ltd.	11,200	249,091
TLC Vision Corp.	12,400	43,094
Toromont Industries, Ltd.	10,500	300,654
Torstar Corp., Class B	8,900	169,352
Transat A.T., Inc., Class A	4,200	148,731
Transcontinental, Inc., Class A	11,200	178,619
Transglobe Energy Corp.	5,900	30,189
Transition Therapeutics, Inc.	300	3,435
Trican Well Service, Ltd.	15,900	309,800
Tristar Oil & Gas, Ltd.	6,500	82,588
Uex Corp.	24,200	162,077
Uni-Select, Inc.	3,530	112,379
Uranium Participation Corp.	11,400	121,398
Ur-Energy, Inc.	8,500	30,488
UTS Energy Corp.	66,900	364,681
Vecima Networks, Inc.	1,300	10,537
Verenex Energy, Inc.	2,400	20,670
Vero Energy, Inc.	10,300	60,530
Vitran Corp., Inc.	600	8,718
Wesdome Gold Mines, Ltd.	15,100	20,196

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
West Energy, Ltd.	5,200	$12,118
West Fraser Timber Company, Ltd.	5,600	197,287
Western Canadian Coal Corp.	12,500	19,251
Western Financial Group, Inc.	3,500	18,653
Westport Innovations, Inc.	10,000	28,877
Wi-LAN, Inc.	7,300	18,935
Winpak, Ltd.	800	5,869
Xantrex Technology, Inc.	9,900	92,385
Xceed Mortgage Corp.	1,800	4,924
Xtreme Coil Drilling Corp.	1,300	10,458
YM Biosciences, Inc.	11,000	14,712
Yukon-Nevada Gold Corp.	38,750	55,360
Zarlink Semiconductor, Inc.	36,500	27,367
ZCL Composites, Inc.	4,500	49,243

		27,838,063
China - 0.01%
Solomon Systech International, Ltd.	204,000	17,127

Denmark - 1.14%
Alm. Brand Skadesforsikring A/S	2,600	145,621
Amagerbanken A/S	2,125	104,577
Bang & Olufsen AS, Series B	2,200	205,609
Capinordic A/S	7,100	29,817
Det Ostasiatiske Kompagni AS	3,600	278,678
DFDS A/S	600	93,120
EDB Gruppen A/S, Series B	800	24,177
Fionia Bank A/S	170	58,081
Fluegger A/S, Series B	250	29,323
Forstaedernes Bank A/S	3,900	127,946
IC Companys A/S	1,800	108,316
Lan & Spar Bank A/S	300	25,141
NeuroSearch A/S	4,400	279,080
Ostjydsk Bank A/S	200	40,000
Parken Sport & Entertainment A/S	450	107,356
Ringkjoebing Bank A/S	100	13,121
Ringkjoebing Landbobank A/S	270	45,442
Roskilde Bank A/S	473	29,934
Royal Unibrew A/S	900	93,825
Schouw & Company A/S, Series B	1,700	147,486
SimCorp A/S	950	187,519
Sjaelso Gruppen A/S	1,500	41,051
Spar Nord Bank A/S	7,125	162,486
Sparbank Vest A/S	670	46,050
TK Development A/S	7,000	99,684
Vestjysk Bank A/S	1,015	57,824

		2,581,264
Finland - 2.24%
Alma Media Oyj	10,800	184,825
Amer Sports Oyj, A Shares	22,292	600,870
BasWare Oyj	2,400	35,023
Cramo Oyj, Series B	2,350	59,287
Elektrobit Corp.	2,752	6,626

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland (continued)
Finnair Oyj	400	$4,718
Finnlines Oyj	3,300	73,578
Fiskars Oyj Abp, Series A	3,428	66,328
F-Secure Oyj	12,250	43,924
HK Ruokatalo Oyj, Series A	1,737	35,400
Huhtamaki Oyj	20,236	239,219
KCI Konecranes Oyj	34,538	1,176,518
Kemira Oyj	13,900	291,043
Lassila & Tikanoja Oyj	1,595	52,529
Lemminkainen Oyj	2,400	110,144
M-real Oyj, Series B	14,800	69,783
Nokian Renkaat Oyj	18,660	647,793
OKO Bank PLC, Series A	8,445	161,055
Olvi Oyj, Series A	1,500	51,834
Orion Oyj, Series B	7,000	164,033
PKC Group Oyj	2,600	33,119
Poyry Oyj	6,000	152,085
Raisio Oyj	15,004	32,889
Ramirent Oyj	8,400	137,774
Stockmann Oyj Abp, Series B	4,700	203,540
Teleste Oyj	2,450	23,931
Uponor Oyj	11,500	287,313
Vacon Oyj	1,450	59,222
Vaisala Oyj, Series A	1,350	70,266

		5,074,669
France - 5.35%
Alten SA	4,110	157,455
Altran Technologies SA	15,624	94,981
April Group SA	3,596	242,627
Archos SA	918	18,722
Assystem SA	4,374	66,230
Audika SA	1,685	90,412
Bacou Dalloz SA	1,635	186,308
Beneteau SA	11,245	287,058
Bonduelle SCA	1,293	157,592
Bongrain SA	1,775	195,557
Bourbon SA	4,202	275,176
Bull SA	11,037	61,152
Business Objects SA, SADR	7,700	468,930
Canal Plus SA	17,822	214,170
Carbone Lorraine SA	3,353	231,292
Cegedim SA	323	36,968
Cegid SA	888	38,237
Clarins SA	1,750	145,927
Club Mediterranee SA	2,241	141,608
Compagnie Plastic Omnium SA	1,821	97,546
Delachaux SA	1,122	109,083
Electricite de Strasbourg SA	598	129,738
Esso SAF	209	55,611
Etablissements Maurel et Prom SA	9,440	197,437
Etam Developpement SA	1,766	79,397

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Faurecia SA	1,280	$86,889
Fleury Michon SA	660	47,150
Gaumont SA	468	40,342
Geodis SA	1,235	197,044
GFI Informatique SA	11,081	97,192
GL Events SA	3,057	177,644
Groupe Crit SA	1,865	78,289
Groupe Open SA	2,445	30,662
Groupe Steria SCA	2,310	84,268
Guerbet SA	538	110,122
Guyenne & Gascogne SA	940	164,112
Havas SA	36,162	176,604
Ingenico SA	4,489	142,642
International Metal Service SA	4,492	172,235
Ipsos SA	3,732	106,221
Lafuma SA	374	24,970
Laurent-Perrier SA	1,029	195,082
Lectra SA	4,540	38,167
Lisi SA	594	56,443
LVL Medical Groupe SA	1,337	42,975
Maisons France Confort SA	1,467	94,852
Manitou BF SA	3,265	149,167
Manutan SA	1,190	101,116
Mr. Bricolage SA	1,756	48,392
Nexity SA	1,600	73,167
Norbert Dentressangle SA	972	101,778
Oberthur Card Systems SA	8,964	70,514
Orpea SA	3,896	256,048
Penauille Polyservices SA	26,481	213,666
Pierre & Vacances SA	1,373	189,852
Pinguely-Haulotte SA	4,594	137,508
Radiall SA	349	46,438
Rallye SA	4,064	287,832
Remy Cointreau SA	2,978	211,786
Rhodia SA	4,966	191,699
Robertet SA	257	39,829
Rubis SA	1,804	176,705
Saft Groupe SA	1,521	68,920
Samse SA	120	16,845
SCOR SE	7,560	193,448
SEB SA	1,735	314,553
Sechilienne-Sidec SA	1,302	107,533
Silicon-On-Insulator Technologies SA	9,950	121,440
Societe BIC SA	4,476	320,577
Societe des Bains de Mer & du Cercle des Etrangers a Monaco	42	43,518
Somfy SA	279	81,618
Sopra Group SA	1,899	150,473
Spir Communication SA	492	51,997
SR Teleperformance SA	8,724	338,311
Stallergenes SA	2,288	154,533
Sucriere de Pithiviers-Le-Vieil SA	56	47,816

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Theolia SA	6,555	$193,226
Toupargel-Agrigel SA	862	33,475
Trigano SA	2,742	118,336
UbiSoft Entertainment SA	5,864	595,300
Union Financiere de France Banque SA	1,436	83,357
Valeo SA	7,587	311,973
Viel & Compagnie SA	6,946	48,653
Vilmorin & Compagnie SA	676	107,765
Virbac SA	1,341	134,588
VM Materiaux SA	260	28,802
Vranken-Pommery Monopole Group	604	53,822
Zodiac SA	2,968	189,742

		12,149,237
Germany - 5.38%
Aareal Bank AG	5,748	264,646
Adlink Internet Media AG	2,787	62,330
ADVA AG Optical Networking	4,236	21,181
Aixtron AG	9,269	128,800
Altana AG	4,165	100,686
AWD Holding AG	5,196	223,337
Baader Wertpapierhandelsbank AG	7,224	51,056
Balda AG	8,571	114,871
Bechtle AG	3,618	145,548
Bilfinger Berger AG	6,257	478,471
Biotest AG	1,095	61,125
Boewe Systec AG	415	17,262
ComBOTS AG	2,445	46,358
Comdirect Bank AG	13,892	168,481
Conergy AG	3,100	111,437
CTS Eventim AG	4,424	170,896
Curanum AG	4,385	59,738
DAB Bank AG	4,866	42,168
Deutsche Wohnen AG	2,312	70,422
Deutz AG	12,688	129,541
Douglas Holding AG	6,772	391,545
Drillisch AG	6,982	56,356
Duerr AG	3,024	117,378
DVB Bank AG	111	45,910
Epcos AG	12,094	210,817
Escada AG	2,952	81,506
Euwax AG	514	39,423
Evotec AG	8,820	30,016
Fielmann AG	888	57,950
Freenet AG	10,573	249,150
Fuchs Petrolub AG	908	83,278
Gerry Weber International AG	1,916	62,722
GFK AG	3,458	139,179
GPC Biotech AG	6,031	24,018
Grenkeleasing AG	2,175	72,586
Hawesko Holding AG	1,452	50,088
Heidelberger Druckmaschinen AG	2,386	79,683

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Indus Holding AG	1,153	$40,879
Interseroh AG zur Verwertung von Sekundaerrohstoffen	587	40,825
IWKA AG	5,877	223,628
Jenoptik AG	10,554	96,495
Kontron AG	8,043	161,111
Krones AG	3,846	309,887
KWS Saat AG	1,154	240,223
Lanxess AG	1,932	95,190
Leoni AG	5,311	261,523
Loewe AG	1,751	40,271
Medion AG	5,909	159,991
Morphosys AG	835	58,074
MTU Aero Engines Holding AG	6,361	371,704
MVV Energie AG	7,277	334,419
Nemetschek AG	1,480	46,465
Norddeutsche Affinerie AG	8,123	315,487
Nordex AG	3,465	157,420
Pfeiffer Vacuum Technology AG	1,555	125,037
Pfleiderer AG	7,375	152,709
Qiagen AG	24,399	530,566
QSC AG	15,992	67,383
Rational AG	757	154,924
Renk AG	935	79,331
REpower Systems AG	1,685	308,831
Rheinmetall AG	2,382	189,262
Rhoen-Klinikum AG	9,308	293,183
Sartorius AG	2,096	85,498
SGL Carbon AG	12,222	661,330
Singulus Technologies AG	7,199	73,226
Sixt AG	1,713	77,111
Software AG	4,040	358,226
Stratec Biomedical Systems AG	485	14,705
Takkt AG	8,363	145,503
Techem AG	4,496	382,571
Technotrans AG	1,646	40,959
Utimaco Safeware AG	3,229	48,209
Vivacon AG	761	14,296
Vossloh AG	2,510	294,131
Washtec AG	2,025	33,282
Wincor Nixdorf AG	5,400	511,335
Wire Card AG	14,643	248,107
WMF Wuerttembergische Metallwarenfabrik AG	1,601	73,378
Wuerttembergische Lebensversicherung AG	905	35,722

		12,212,366

Greece - 1.72%
Alapis Holding Industrial & Commercial SA	55,053	186,567
Anek Lines SA	18,124	60,538
Aspis Bank SA	10,322	47,799
Astir Palace Hotel SA	5,170	50,034
Athens Medical Center SA	8,110	53,815

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Greece (continued)
Bank of Attica SA	6,050	$35,402
Bank of Greece SA	1,770	238,526
C. Rokas SA	1,840	50,958
Diagnostic & Therapeutic Center of Athens Hygeia SA	12,675	76,030
Fourlis SA	6,310	249,352
Frigoglass SA	6,090	219,955
GEK Group of Companies SA	4,760	72,388
Geniki Bank SA	13,566	102,969
Halcor SA	9,000	40,892
Hellenic Technodomiki Tev SA	24,760	353,696
Heracles General Cement SA	4,800	115,576
Iaso SA	12,190	221,313
Inform P Lykos SA	7,817	49,146
Intracom Holdings SA	26,470	138,822
Intracom SA Technical & Steel Constructions	26,335	47,327
J&P-Avax SA	12,630	118,039
Lampsa Hotel SA	3,725	92,863
Loulis Mills SA	9,563	50,548
Metka SA	4,120	92,744
Michaniki SA	11,010	88,019
Minoan Lines Shipping SA	16,950	120,369
Motor Oil Hellas Corinth Refineries SA	3,659	84,444
Mytilineos Holdings SA	9,312	195,052
Neochimiki LV Lavrentiadis SA	2,640	78,466
S&B Industrial Minerals SA	3,520	64,309
Sarantis SA	3,860	78,765
Teletypos SA Mega Channel	6,908	45,317
Terna SA	6,510	117,408
Viohalco SA	18,710	270,286

		3,907,734

Hong Kong - 2.53%
Alco Holdings, Ltd.	86,000	35,184
Allied Group, Ltd.	28,000	152,628
Asia Financial Holdings, Ltd.	78,000	42,252
Asia Standard Hotel Group, Ltd.	3,610,000	48,624
Asia Standard International Group, Ltd.	1,344,000	47,775
Baltrans Holdings, Ltd.	8,000	7,780
Burwill Holdings, Ltd.	398,000	49,947
Century City International Holdings, Ltd.	3,496,000	54,865
Champion Technology Holdings, Ltd.	309,436	63,496
Chen Hsong Holdings, Ltd.	56,000	33,311
Cheuk Nang Holdings, Ltd.	34,000	28,541
Chevalier International Holdings, Ltd.	32,000	32,715
China Metal International Holdings, Inc.	114,000	32,363
China Seven Star Shopping, Ltd.	310,000	10,583
China Solar Energy Holdings, Ltd.	550,000	38,141
Chinese People Gas Holdings Company, Ltd.	348,000	16,283
Chong Hing Bank, Ltd.	80,000	189,091
Chuang’s China Investments, Ltd.	371,000	44,940
Chuang’s Consortium International, Ltd.	248,000	52,030
Coastal Greenland, Ltd.	200,000	40,446

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
COL Capital, Ltd.	10,000	$7,798
Dickson Concepts International, Ltd.	39,000	35,630
DVN Holdings Company, Ltd.	112,000	13,784
EganaGoldpfeil Holdings, Ltd.	103,373	8,750
Emperor Capital Group, Ltd.	28,400	4,985
Emperor Entertainment Hotel, Ltd.	175,000	39,960
Emperor International Holdings, Ltd.	142,000	62,710
eSun Holdings, Ltd.	100,000	63,653
Extrawell Pharmaceutical Holdings, Ltd.	130,000	32,844
Far East Consortium International, Ltd.	414,188	234,033
Fong’s Industries Company, Ltd.	62,000	37,555
Fountain Set Holdings, Ltd.	118,000	29,859
Fubon Bank, Ltd.	68,000	41,440
Fushan International Energy Group, Ltd.	38,000	24,102
Glorious Sun Enterprises, Ltd.	86,000	52,111
Golden Resorts Group, Ltd.	830,000	42,754
Hang Fung Gold Technology, Ltd.	90,000	20,670
Hanny Holdings, Ltd.	1,640,000	50,910
Hi Sun Technology China, Ltd.	72,000	23,036
HKR International, Ltd.	110,400	104,529
Hon Kwok Land Investment Company, Ltd.	94,000	35,468
Hongkong Chinese, Ltd.	240,000	51,326
Hung Hing Printing Group, Ltd.	50,000	21,097
Hutchison Harbour Ring, Ltd.	494,000	36,524
i-Cable Communications, Ltd.	182,000	36,874
Imagi International Holdings, Ltd.	170,000	37,698
Integrated Distribution Services Group, Ltd.	13,000	39,764
ITC Corp., Ltd.	660,000	48,727
ITC Properties Group Ltd	920,000	44,336
K Wah International Holdings, Ltd.	511,344	321,131
Kantone Holdings, Ltd.	555,600	56,235
Karl Thomson Holdings, Ltd.	92,000	22,680
Keck Seng Investments, Ltd.	61,000	42,912
Lai Fung Holdings, Ltd.	666,000	33,429
Lai Sun Development Company, Ltd.	2,324,000	66,908
Liu Chong Hing Investment, Ltd.	30,000	42,603
Luks Group Vietnam Holdings Company, Ltd.	44,000	53,407
Lung Kee Holdings, Ltd.	78,000	35,207
Matsunichi Communication Holdings, Ltd.	45,000	41,667
Midland Holdings, Ltd.	98,000	153,169
Mirabell International Holdings, Ltd.	68,000	46,912
Miramar Hotel & Investment Company, Ltd.	11,000	19,336
Next Media, Ltd.	96,000	33,803
Oriental Press Group, Ltd.	208,000	36,154
Oriental Watch Holdings, Ltd.	128,000	57,705
Pacific Andes International Holdings, Ltd.	290,384	72,397
Pacific Century Premium Developments, Ltd.	160,000	52,293
Paliburg Holdings, Ltd.	1,242,000	41,179
Peace Mark Holdings, Ltd.	90,000	143,628
Pico Far East Holdings, Ltd.	192,000	52,982
Playmates Holdings, Ltd.	318,000	33,470
Ports Design, Ltd.	55,000	188,636

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Prime Success International Group, Ltd.	44,000	$32,807
Public Financial Holdings, Ltd.	54,000	34,611
PYI Corp., Ltd.	122,075	49,714
Regal Hotels International Holdings, Ltd.	652,000	53,036
Road King Infrastructure, Ltd.	29,000	50,906
Sa Sa International Holdings, Ltd.	116,000	46,969
SEA Holdings, Ltd.	96,000	77,148
Shaw Brothers Hong Kong, Ltd.	24,000	47,415
Shell Electric Manufacturing Company, Ltd.	58,000	62,264
Shui On Construction & Materials, Ltd.	16,000	57,645
Singamas Container Holdings, Ltd.	60,000	25,895
Sino Biopharmaceutical, Ltd.	180,000	33,179
Sino-I Technology, Ltd.	2,960,000	43,180
Skyfame Realty Holdings, Ltd.	216,000	48,364
Symphony Holdings, Ltd.	476,000	51,069
Tack Fat Group International, Ltd.	272,000	33,182
TAI Cheung Holdings, Ltd.	81,000	70,772
TCC International Holdings, Ltd.	132,353	139,161
Tian An China Investment, Ltd.	172,800	241,117
Titan Petrochemicals Group, Ltd.	620,000	40,908
Truly International Holdings, Ltd.	32,000	73,468
Upbest Group, Ltd.	158,000	15,553
Varitronix International, Ltd.	68,000	49,688
Victory City International Holdings, Ltd.	140,666	43,467
Vitasoy International Holdings, Ltd.	88,000	37,312
Vongroup, Ltd.	210,000	12,927
VST Holdings Company, Ltd.	176,000	50,164
Wai Kee Holdings, Ltd.	138,000	51,412
Wing On Company International, Ltd.	36,000	65,763
Yanion International Holdings, Ltd.	188,000	47,073
Yip’s Chemical Holdings, Ltd.	84,000	60,189
Yugang International, Ltd.	1,366,000	46,532

		5,744,655

Ireland - 1.28%
DCC PLC - London	3,284	93,090
DCC PLC	14,020	398,260
Dragon Oil PLC	38,971	266,085
FBD Holdings PLC - London	3,211	123,716
FBD Holdings PLC	2,085	77,128
Fyffes PLC	91,341	125,533
Greencore Group PLC - London	17,305	118,257
Greencore Group PLC	25,244	166,020
Iaws Group PLC	20,622	455,959
IFG Group PLC	10,000	23,932
Independent News & Media PLC - London	14,983	51,782
Independent News & Media PLC	27,385	95,157
Irish Continental Group PLC	6,023	188,535
Kingspan Group PLC - London	13,599	206,784
McInerney Holdings PLC	17,625	35,818
Paddy Power PLC	6,582	215,052

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Ireland (continued)
United Drug PLC	45,054	$259,985

		2,901,093

Italy - 2.92%
Acea SpA	7,778	161,481
Acegas-APS SpA	3,244	31,635
Actelios SpA	11,733	110,959
Aedes SpA	7,571	38,548
Amplifon SpA	29,013	146,879
Astaldi SpA	12,792	96,835
Azimut Holding SpA	10,025	130,056
Banca IFIS SpA	2,977	39,260
Banca Intermobiliare SpA	11,595	122,124
Banca Popolare dell’Etruria e del Lazio Scrl	11,594	157,695
Banca Profilo SpA	25,537	69,361
Banco di Desio e della Brianza SpA	16,649	171,282
Benetton Group SpA	5,932	105,945
Biesse SpA	2,824	53,161
Brembo SpA	8,798	137,403
Caltagirone Editore SpA	9,271	60,843
Caltagirone SpA	14,027	129,500
Cementir SpA	21,620	190,588
CIR-Compagnie Industriali Riunite SpA	36,409	135,041
Credito Artigiano SpA	17,767	94,544
Credito Bergamasco SpA	4,117	176,002
Credito Emiliano SpA	7,314	100,686
Cremonini SpA	16,373	58,822
Danieli & Company SpA	1,241	38,686
Davide Campari Milano SpA	4,866	46,370
De Longhi SpA	20,127	110,807
Digital Multimedia Technologies SpA	2,000	105,166
ERG SpA	5,558	104,517
Esprinet SpA	2,798	33,659
Gemina SpA	43,195	75,261
Gewiss SpA	11,538	76,911
Gruppo Editoriale L’Espresso SpA	18,698	83,455
Hera SpA	30,630	137,706
Immobiliare Lombarda SpA	226,211	41,926
Immsi SpA	62,334	117,588
Impregilo SpA	59,632	401,084
Indesit Company SpA	7,188	110,941
Industria Macchine Automatiche SpA	5,726	116,577
Intek SpA	44,100	44,225
Interpump SpA	10,206	104,737
Iride SpA	34,948	130,476
Mariella Burani SpA	1,547	42,586
Marr SpA	13,000	133,211
Meliorbanca SpA	18,050	94,298
Milano Assicurazioni SpA	7,039	55,099
Mirato SpA	2,533	31,300
Mondadori (Arnoldo) Editore SpA	6,907	56,732
Navigazione Montanari SpA	18,714	74,372

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Italy (continued)
Permasteelisa SpA	4,548	$90,400
Piccolo Credito Valtellinese Scrl	13,194	173,787
Premafin Finanziaria SpA	37,390	106,633
Premuda SpA	21,068	50,105
Recordati SpA	18,435	164,173
Reno de Medici SpA	57,383	48,976
Risanamento SpA	5,850	31,376
Sabaf SpA	1,000	32,650
SAES Getters SpA	2,698	81,470
Save SpA	3,100	48,123
Societa Cattolica di Assicurazioni SCRL	4,603	233,130
Societa Partecipazioni Finanziarie SpA	42,415	28,279
Socotherm SpA	2,568	23,576
Sogefi SpA	12,908	103,029
Sol SpA	7,134	50,643
Sorin SpA	17,000	33,367
Telecom Italia Media SpA	181,160	62,960
Tiscali SpA	31,647	92,085
Tod’s SpA	664	46,485
Trevi Finanziaria SpA	4,846	86,841
Vianini Lavori SpA	5,861	99,468
Vittoria Assicurazioni SpA	3,029	55,680

		6,629,576

Japan - 21.88%
Abilit Corp.	3,100	6,271
Achilles Corp.	24,000	30,545
Adeka Corp.	9,500	96,750
Aderans Company, Ltd.	6,600	103,813
Aeon Delight Company, Ltd.	3,400	61,839
Aeon Fantasy Company, Ltd.	1,680	28,513
Ahresty Corp.	3,100	49,657
AI Holdings Corp.	5,900	39,801
Aica Kogyo Company, Ltd.	6,000	56,528
Aichi Bank, Ltd.	1,600	136,122
Aichi Corp.	10,900	104,654
Aichi Machine Industry Company, Ltd.	12,000	23,846
Aichi Steel Corp.	15,000	73,228
Aida Engineering, Ltd.	10,000	54,648
Aigan Company, Ltd.	4,800	30,458
Aiphone Company, Ltd.	2,600	40,048
Airport Facilities Company, Ltd.	7,000	42,599
Aisan Industry Company, Ltd.	5,900	70,969
Akebono Brake Industry Company, Ltd.	15,000	91,749
Akita Bank, Ltd.	31,000	141,768
Aloka Company, Ltd.	5,000	71,106
Alpha Corp.	1,000	16,153
Alpha Systems, Inc.	1,300	27,200
Alpine Electronics, Inc.	8,100	135,719
Alps Logistics Company, Ltd.	2,000	17,459
Amano Corp.	8,000	94,512
Ando Corp.	14,000	19,707

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Anest Iwata Corp.	7,000	$28,631
Anritsu Corp.	14,000	57,434
AOC Holdings, Inc.	5,800	83,866
AOI Electronic Company, Ltd.	1,700	19,267
AOKI Holdings, Inc.	2,900	50,764
Aomori Bank, Ltd.	32,000	122,372
Arakawa Chemical Industries, Ltd.	3,500	36,291
Araya Industrial Company, Ltd.	14,000	31,820
Arealink Company, Ltd.	105	33,978
Ariake Japan Company, Ltd.	2,600	46,355
Arisawa Manufacturing Company, Ltd.	5,700	64,693
Aronkasei Company, Ltd.	7,000	27,866
Art Corp.	2,000	46,248
As One Corp.	2,900	68,327
Asahi Diamond Industrial Company, Ltd.	8,000	57,633
Asahi Kogyosha Company, Ltd.	12,000	38,456
Asahi Organic Chemicals Industry Company, Ltd.	20,000	57,450
Asahi Pretec Corp.	3,000	80,768
Asahi Tec Corp.	26,000	25,794
Asanuma Corp.	21,000	29,151
Ashimori Industry Company, Ltd.	12,000	21,346
Asia Securities Printing Company, Ltd.	5,200	47,047
ASKA Pharmaceutical Company, Ltd.	5,000	41,314
Asunaro Aoki Construction Company, Ltd.	6,000	37,337
Atsugi Company, Ltd.	27,000	33,554
Autobacs Seven Company, Ltd.	6,800	137,869
Avex Group Holdings, Inc.	2,800	34,925
Awa Bank (The), Ltd.	20,000	113,640
Azel Corp.	14,000	35,094
Bando Chemical Industries, Ltd.	9,000	36,926
Bank of Ikeda, Ltd.	3,500	125,174
Bank of Iwate, Ltd.	2,900	168,875
Bank of Nagoya (The), Ltd.	26,594	161,837
Bank of Okinawa, Ltd.	3,600	126,817
Bank of Saga, Ltd.	25,000	82,484
Bank of the Ryukyus, Ltd.	5,100	62,445
Belluna Company, Ltd.	4,200	29,230
Best Denki Company, Ltd.	15,000	101,391
Bookoff Corp.	2,000	11,752
BSL Corp.	23,000	10,182
Bunka Shutter Company, Ltd.	7,000	30,125
CAC Corp.	3,400	21,913
Canon Electronics, Inc.	4,400	97,550
Canon Finetech, Inc.	4,000	56,136
Capcom Company, Ltd.	5,400	137,715
Cawachi, Ltd.	3,300	85,689
Central Finance Company, Ltd.	8,000	15,394
Central Glass Company, Ltd.	19,000	71,690
Century Leasing System, Inc.	8,000	68,673
CFS Corp.	6,000	25,373
Chiba Kogyo Bank, Ltd.	3,600	44,779

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Chiyoda Company, Ltd.	4,100	$71,390
Chofu Seisakusho Company, Ltd.	5,400	84,064
Chubu Shiryo Company, Ltd.	1,000	8,825
Chudenko Corp.	6,300	116,194
Chuetsu Pulp & Paper Company, Ltd.	15,000	29,796
Chugai Mining Company, Ltd.	34,900	14,915
Chugai Ro Company, Ltd.	9,000	30,276
Chugoku Marine Paints, Ltd.	7,000	62,587
Chukyo Bank, Ltd.	38,000	110,361
Chuo Spring Company, Ltd.	9,000	32,612
CKD Corp.	8,000	56,810
Clarion Company, Ltd.	26,000	66,500
Cleanup Corp.	4,000	25,714
CMK Corp.	8,000	60,658
Coca-Cola Central Japan Company, Ltd.	12	91,708
Colowide Company, Ltd.	5,500	26,277
Commuture Corp.	4,000	19,881
Computer Engineering & Consulting, Ltd.	2,900	22,381
Corona Corp.	5,100	64,805
Cosel Company, Ltd.	5,800	71,708
Cosmo Securities Company, Ltd.	22,000	25,276
Cross Plus, Inc.	1,000	10,829
Culture Convenience Club Company, Ltd.	3,800	20,254
Cybozu, Inc.	50	18,143
D&M Holdings, Inc.	11,000	45,165
D.G. Roland Corp.	3,000	153,312
Dai Nippon Toryo Company, Ltd.	22,000	28,091
Dai-Dan Company, Ltd.	6,000	26,717
Daido Kogyo Company, Ltd.	16,000	36,101
Daidoh, Ltd.	4,000	49,268
Daiei, Inc.	8,150	42,861
Daihen Corp.	21,000	113,813
Daiho Corp.	13,000	15,332
Daiichi Jitsugyo Company, Ltd.	7,000	29,769
Daiken Corp.	11,000	26,199
Daiko Clearing Services Corp.	3,000	20,274
Daikoku Denki Company, Ltd.	1,400	13,891
Daikyo, Inc.	7,144	20,522
Daimei Telecom Engineering Corp.	7,000	48,327
Dainichi Company, Ltd.	3,800	26,101
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	16,000	67,156
Dainippon Screen Manufacturing Company, Ltd.	23,000	128,289
Daio Paper Corp.	13,000	105,998
Daisan Bank, Ltd.	32,000	109,847
Daiseki Company, Ltd.	4,600	137,514
Daiso Company, Ltd.	13,000	41,974
Daisyo Corp.	2,500	33,613
Daito Bank, Ltd.	20,000	19,683
Daiwa Industries, Ltd.	4,000	22,991
Daiwa Seiko, Inc.	17,000	30,437

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Daiwabo Company, Ltd.	20,000	$61,857
Daiwabo Information System Company, Ltd.	2,500	32,563
DC Company, Ltd.	9,000	27,744
DCM Japan Holdings Company, Ltd.	19,500	132,747
Denki Kogyo Company, Ltd.	8,000	43,512
Denyo Company, Ltd.	3,000	26,558
Descente, Ltd.	9,000	46,179
DIA Kensetsu Company, Ltd.	15,300	4,211
Doshisha Company, Ltd.	2,200	39,072
Doutor Nichires Holdings Company, Ltd.	6,893	111,371
DTS Corp.	4,800	76,155
Dydo Drinco, Inc.	2,300	85,580
Eagle Industry Company, Ltd.	8,000	90,678
Ehime Bank, Ltd.	19,000	67,272
Eighteenth Bank, Ltd.	29,000	100,444
Eiken Chemical Company, Ltd.	4,000	33,081
Eizo Nanao Corp.	2,900	73,834
Eneserve Corp.	5,000	17,879
Enplas Corp.	4,500	49,040
Epson Toyocom Corp.	12,000	50,631
Espec Corp.	3,000	22,155
Ezaki Glico Company, Ltd.	11,000	107,056
F&A Aqua Holdings, Inc.	3,800	26,340
Fancl Corp.	7,900	96,143
FDK Corp.	21,000	23,216
Foster Electric Company, Ltd.	3,000	82,449
FP Corp.	3,200	100,028
France Bed Holdings Company, Ltd.	44,000	61,945
Fudo Construction Company, Ltd.	29,000	30,024
Fuji Company, Ltd.	3,700	57,688
Fuji Corp., Ltd.	6,000	20,892
Fuji Kyuko Company, Ltd.	19,000	67,141
Fuji Oil Company, Ltd.	9,400	75,384
Fuji Software ABC, Inc.	5,600	88,227
Fujibo Holdings, Inc.	14,000	20,459
Fujicco Company, Ltd.	4,000	41,423
Fujikura Kasei Company, Ltd.	4,000	32,373
Fujikura Rubber, Ltd.	5,000	25,974
Fujita Corp.	4,800	12,627
Fujita Kanko, Inc.	6,000	45,393
Fujitec Company, Ltd.	15,000	86,587
Fujitsu Business Systems, Ltd.	5,600	65,444
Fujitsu Frontech, Ltd.	4,000	31,931
Fujitsu General, Ltd.	12,000	62,126
Fujiya Company, Ltd.	19,000	29,807
Fukuda Corp.	8,000	26,847
Fukui Bank, Ltd.	35,000	107,256
Fukushima Bank, Ltd.	22,000	20,551
Fukushima Industries Corp.	3,500	29,450
Fukuyama Transporting Company, Ltd.	34,000	136,842
Funai Consulting Company, Ltd.	5,000	31,283
Furukawa Company, Ltd.	51,000	97,928

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Furusato Industries, Ltd.	2,000	$19,580
Fuso Pharmaceutical Industries, Ltd.	13,000	33,341
Futaba Corp.	6,500	125,242
Future System Consulting Corp.	39	20,642
Fuyo General Lease Company, Ltd.	3,000	78,582
Gakken Company, Ltd.	13,000	28,837
Gecoss Corp.	5,500	28,506
Gigas K’s Denki Corp.	4,000	103,124
GMO Internet, Inc.	3,500	11,617
Godo Steel, Ltd.	31,000	79,721
Goldcrest Co Ltd	1,320	38,960
Goldwin, Inc.	11,000	19,358
Gourmet Kineya Company, Ltd.	5,000	39,604
Green Hospital Supply, Inc.	38	44,059
GS Yuasa Corp.	53,000	121,388
Gulliver International Company, Ltd.	910	61,514
Gun-Ei Chemical Industry Company, Ltd.	11,000	21,243
Gunze, Ltd.	20,000	87,482
Hakuto Company, Ltd.	2,600	35,373
Hanwa Company, Ltd.	36,000	148,230
Happinet Corp.	1,600	23,303
Harashin Narus Holdings Company, Ltd.	3,000	28,673
Harima Chemicals, Inc.	5,000	22,694
Haruyama Trading Company, Ltd.	2,700	17,908
Hazama Corp.	19,600	17,510
Heiwa Corp	5,900	51,644
Heiwado Company, Ltd.	7,000	118,958
Hibiya Engineering, Ltd.	5,000	40,061
Higashi-Nippon Bank, Ltd.	29,000	99,638
HIS Company, Ltd.	2,400	42,730
Hitachi Information Systems, Ltd.	6,200	131,940
Hitachi Kokusai Electric, Inc.	10,000	121,348
Hitachi Maxell, Ltd.	7,100	85,965
Hitachi Medical Corp.	5,000	41,206
Hitachi Plant Technologies, Ltd.	21,000	83,307
Hitachi Powdered Metals Company, Ltd.	4,000	25,051
Hitachi Software Engineering Company, Ltd.	4,900	92,803
Hitachi Systems & Services, Ltd.	4,000	87,179
Hitachi Tool Engineering, Ltd.	2,500	28,764
Hitachi Transport System, Ltd.	12,000	128,759
Hitachi Zosen Corp.	91,000	122,608
Hochiki Corp.	7,000	42,419
Hodogaya Chemical Company, Ltd.	8,000	18,764
Hogy Medical Company, Ltd.	1,600	67,262
Hokkaido Gas Company, Ltd.	13,000	32,368
Hokkan Holdings, Ltd.	11,000	34,606
Hokuetsu Bank, Ltd.	40,000	90,837
Hokuetsu Paper Mills, Ltd.	29,000	141,251
Hokuriku Electric Industry Company, Ltd.	12,000	21,927
Hokuto Corp.	2,800	45,324
Hosiden Corp.	9,300	143,744
Hosokawa Micron Corp.	5,000	37,508

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Howa Machinery, Ltd.	19,000	$14,936
Hyakugo Bank Ltd/The	18,718	103,291
I Metal Technology Company, Ltd.	14,000	24,848
IBJ Leasing Company, Ltd.	5,000	81,777
Ichikoh Industries, Ltd.	12,000	28,059
Ichiyoshi Securities Company, Ltd.	5,000	45,071
ICOM, Inc.	1,600	39,522
IDEC Corp.	3,500	40,806
Ihara Chemical Industry Company, Ltd.	10,000	18,791
Iino Kaiun Kaisha, Ltd.	9,000	82,468
Ikegami Tsushinki Company, Ltd.	12,000	18,759
Imasen Electric Industrial Company, Ltd.	3,500	55,046
Impress Holdings, Inc.	103	14,633
Inaba Denki Sangyo Company, Ltd.	3,200	115,367
Inaba Seisakusho Company, Ltd.	2,400	36,838
Inabata & Company, Ltd.	12,000	61,318
Inageya Company, Ltd.	5,000	40,926
Ines Corp.	7,800	38,913
Information Services International - Dentsu, Ltd.	3,900	36,417
Intec, Ltd.	8,000	105,969
Invoice, Inc.	2,077	63,303
Ise Chemical Corp.	3,000	21,662
Iseki & Company, Ltd.	31,000	42,854
Ishihara Sangyo Kaisha, Ltd.	38,000	72,684
Itochu Enex Company, Ltd.	12,600	81,699
Itochu-Shokuhin Company, Ltd.	1,500	43,290
Itoham Foods, Inc.	32,000	138,755
Itoki Corp.	8,000	50,221
Iwasaki Electric Company, Ltd.	12,000	25,481
Iwatani International Corp.	34,000	96,649
Iwatsu Electric Company, Ltd.	17,000	18,128
Izumiya Company, Ltd.	15,000	84,023
J. Bridge Corp.	7,000	2,458
Jalux, Inc.	2,200	37,505
Jamco Corp.	3,000	24,129
Janome Sewing Machine Company, Ltd.	19,000	17,473
Japan Cash Machine Company, Ltd.	4,600	33,718
Japan Digital Laboratory Company, Ltd.	3,400	43,004
Japan General Estate Company, Ltd.	2,900	38,781
Japan Pulp & Paper Company, Ltd.	26,000	96,212
Japan Radio Company, Ltd.	28,000	94,853
Japan Transcity Corp., Ltd.	9,000	40,456
Japan Vilene Company, Ltd.	12,000	53,938
Japan Wool Textile Company, Ltd.	14,000	104,681
JBCC Holdings, Inc.	4,200	35,883
JBIS Holdings, Inc.	8,000	28,036
Jeol, Ltd.	9,000	38,263
JK Holdings Company, Ltd.	5,800	31,522
JMS Company, Ltd.	12,000	26,203
J-Oil Mills, Inc.	12,000	38,137
Joint Corp	2,700	52,050

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Joshin Denki Company, Ltd.	7,000	$57,765
JSP Corp.	4,700	53,660
Juki Corp.	19,000	115,172
Kabuki-Za Company, Ltd.	1,000	43,145
Kadokawa Holdings, Inc.	3,600	103,425
Kaga Electronics Company, Ltd.	4,900	74,150
Kagawa Bank, Ltd.	16,000	89,229
Kagome Company, Ltd.	8,700	125,912
Kagoshima Bank(The), Ltd.	25,000	171,200
Kaken Pharmaceutical Company, Ltd.	11,000	76,555
Kameda Seika Company, Ltd.	4,000	59,537
Kamei Corp.	5,000	23,217
Kanaden Corp.	6,000	33,805
Kanagawa Chuo Kotsu Company, Ltd.	8,000	38,915
Kanamoto Company, Ltd.	5,000	29,344
Kanematsu Corp.	64,000	95,321
Kanematsu Electronics, Ltd.	5,800	42,971
Kanto Auto Works, Ltd.	10,800	138,713
Kanto Denka Kogyo Company, Ltd.	5,000	29,577
Kanto Natural Gas Development, Ltd.	5,000	28,786
Kanto Tsukuba Bank, Ltd.	15,700	94,381
Kasai Kogyo Company, Ltd.	8,000	23,360
Kasumi Company, Ltd.	10,000	53,753
Katakura Industries Company, Ltd.	2,000	35,910
Kato Sangyo Company, Ltd.	4,000	47,348
Kato Works Company, Ltd.	10,000	38,167
Kawai Musical Instruments Manufacturing Company, Ltd.	20,000	29,738
Kawashima Selkon Textiles Company, Ltd.	18,000	17,831
Kayaba Industry Company, Ltd.	32,000	183,598
Keihin Company, Ltd.	10,000	16,342
Keihin Corp.	3,500	61,843
Keiiyu Company, Ltd.	4,400	20,650
Keiyo Company, Ltd.	4,800	27,070
Kenedix, Inc.	31	49,112
Kentucky Fried Chicken Japan, Ltd.	3,000	44,204
Kenwood Corp.	42,000	52,409
KEY Coffee, Inc.	3,000	40,057
Kibun Food Chemifa Company, Ltd.	3,000	25,359
Kinki Nippon Tourist Company, Ltd.	11,000	19,096
Kinki Sharyo Company, Ltd.	8,000	23,202
Kintetsu World Express, Inc.	2,200	76,222
Kioritz Corp.	10,000	22,232
Kirayaka Holdings Company, Inc.	7,000	11,179
Kishu Paper Company, Ltd.	18,000	23,787
Kisoji Company, Ltd.	2,700	51,382
Kissei Pharmaceutical Company, Ltd.	6,000	122,800
Kitagawa Iron Works Company, Ltd.	13,000	23,725
Kita-Nippon Bank, Ltd.	1,900	69,415
Kitano Construction Corp.	12,000	22,169
Kitz Corp.	15,000	75,227
Kiyo Holdings, Inc.	81,000	121,309

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Koa Corp.	8,100	$64,702
Koatsu Gas Kogyo Company, Ltd.	6,000	35,020
Kobayashi Pharmaceutical Company, Ltd.	1,300	48,646
Koei Company, Ltd.	2,800	53,205
Kohnan Shoji Company, Ltd.	2,700	46,004
Koike Sanso Kogyo Company, Ltd.	9,000	65,477
Kojima Company, Ltd.	3,700	18,662
Kokusai Kogyo Holdings Company, Ltd.	10,000	45,294
Kokuyo Company, Ltd.	7,800	70,483
Komatsu Seiren Company, Ltd.	9,000	39,863
Komatsu Wall Industry Company, Ltd.	2,100	28,530
Komeri Company, Ltd.	3,600	95,990
Konaka Company, Ltd.	2,800	27,246
Konishi Company, Ltd.	4,000	35,591
Kosaido Company, Ltd.	3,800	25,623
Kosei Securities Company, Ltd.	18,000	22,331
Krosaki Harima Corp.	9,000	23,164
Kumagai Gumi Company, Ltd.	33,000	38,685
Kumiai Chemical Industry Company, Ltd.	15,000	25,146
Kurabo Industries, Ltd.	43,000	96,461
Kureha Corp.	27,000	143,875
Kurimoto, Ltd.	27,000	54,367
Kuroda Electric Company, Ltd.	6,400	89,810
Kyoden Company, Ltd.	6,000	12,836
Kyodo Printing Company, Ltd.	11,000	29,810
Kyodo Shiryo Company, Ltd.	21,000	23,398
Kyokuto Kaihatsu Kogyo Company, Ltd.	4,900	36,301
Kyokuyo Company, Ltd.	15,000	24,681
Kyoritsu Maintenance Company, Ltd.	1,300	25,474
Kyosan Electric Manufacturing Company, Ltd.	11,000	36,187
Kyoto Kimono Yuzen Company, Ltd.	20	16,249
Kyowa Exeo Corp	8,000	60,084
Kyowa Leather Cloth Company, Ltd.	2,000	10,722
Kyudenko Corp.	8,000	40,883
Laox Company, Ltd.	10,000	7,219
Life Corp.	8,000	105,321
Lion Corp.	26,000	123,682
Macnica, Inc.	2,100	44,298
Maeda Corp.	28,000	96,090
Maeda Road Construction Company, Ltd.	16,000	127,485
Maezawa Kasei Industries Company, Ltd.	2,000	23,703
Maezawa Kyuso Industries Company, Ltd.	2,400	44,055
Makino Milling Machine Co Ltd	10,000	69,242
Mandom Corp.	2,800	74,846
Mars Engineering Corp.	1,600	18,483
Marubun Corp.	6,100	48,363
Marudai Food Company, Ltd.	30,000	65,132
Maruetsu, Inc.	14,000	89,174
Maruha Group, Inc.	43,385	50,457
Marusan Securities Company, Ltd.	11,000	102,432
Maruwa Company, Ltd.	1,300	19,771
Maruzen Company, Ltd.	22,000	25,550

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Maruzen Showa Unyu Company, Ltd.	12,000	$38,801
Maspro Denkoh Corp.	4,000	31,621
Matsuda Sangyo Company, Ltd.	2,700	62,160
Matsui Construction Company, Ltd.	8,000	32,212
Matsuya Company, Ltd.	5,000	102,664
Matsuya Foods Company, Ltd.	2,000	24,825
Max Company, Ltd.	8,000	91,943
Maxvalu Tokai Company, Ltd.	3,000	44,955
MEC Company, Ltd.	2,400	28,094
Megachips Corp.	2,200	34,282
Meidensha Corp.	20,000	54,503
Meitec Corp.	2,300	69,188
Meiwa Corp.	9,000	21,186
Meiwa Estate Company, Ltd.	2,200	19,926
Mercian Corp.	18,200	34,910
Michinoku Bank, Ltd.	29,000	91,628
Mikuni Coca-Cola Bottling Company, Ltd.	10,000	107,809
Mikuni Corp.	11,000	36,727
Milbon Company, Ltd.	1,200	28,253
Mimasu Semiconductor Industry Co Ltd	2,800	51,356
Minato Bank, Ltd.	54,000	114,404
Ministop Company, Ltd.	2,300	40,864
Miraca Holdings, Inc.	5,100	121,982
Misawa Homes Holdings, Inc.	4,000	19,430
Mito Securities Company, Ltd.	8,000	29,643
Mitsuba Corp., Ltd.	9,000	52,982
Mitsubishi Cable Industries, Ltd.	20,000	26,387
Mitsubishi Kakoki Kaisha, Ltd.	11,000	32,776
Mitsubishi Paper Mills, Ltd.	52,000	108,533
Mitsubishi Pencil Company, Ltd.	4,000	54,377
Mitsubishi Steel Manufacturing Company, Ltd.	24,000	92,116
Mitsuboshi Belting Company, Ltd.	14,000	67,672
Mitsui High-Tec, Inc.	7,100	71,273
Mitsui Home Company, Ltd.	7,000	29,342
Mitsui Knowledge Industry Company, Ltd.	134	26,236
Mitsui Mining Company, Ltd.	17,000	50,484
Mitsui Sugar Company, Ltd.	15,000	53,185
Mitsui-Soko Company, Ltd.	13,000	69,808
Mitsumura Printing Company, Ltd.	9,000	32,133
Mitsuuroko Company, Ltd.	14,000	98,507
Miura Company, Ltd.	3,300	80,656
Miyazaki Bank, Ltd.	25,000	101,750
Miyoshi Oil & Fat Company, Ltd.	14,000	18,923
Miyuki Holdings Company, Ltd.	4,000	10,857
Mizuno Corp.	14,000	89,110
Mochida Pharmaceutical Company, Ltd.	11,000	100,041
Modec, Inc.	5,300	140,390
Morinaga & Company, Ltd.	29,000	61,033
Morinaga Milk Industry Company, Ltd.	30,000	87,501
Morita Corp.	6,000	30,314
MOS Food Services, Inc.	4,000	52,737
Moshi Moshi Hotline, Inc.	2,250	113,269

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Mr. Max Corp.	7,300	$30,996
Mutoh Holdings Company, Ltd.	17,000	72,682
Mutow Company, Ltd.	7,800	32,120
Nagano Bank, Ltd.	12,000	29,436
Nagase & Co Ltd	16,000	165,305
Nagatanien Company, Ltd.	5,000	37,441
Nakabayashi Company, Ltd.	20,000	34,344
Nakamuraya Company, Ltd.	7,000	30,524
Nakayama Steel Works, Ltd.	24,000	48,686
Nanto Bank(The), Ltd.	21,000	107,079
NEC Fielding, Ltd.	8,900	105,794
NEC Leasing, Ltd.	3,000	43,787
NEC Mobiling, Ltd.	2,100	32,255
NEC Networks & System Integration Corp.	7,200	90,110
NEC Tokin Corp.	11,000	46,366
Net One Systems Company, Ltd.	89	100,427
Netmarks, Inc.	28	5,382
Neturen Company, Ltd.	8,000	93,621
Nice Corp.	24,000	73,948
Nichia Steel Works, Ltd.	8,000	27,452
Nichias Corp.	10,000	37,173
Nichiban Company, Ltd.	10,000	31,007
Nichicon Corp.	13,800	139,509
Nichiha Corp.	4,200	33,852
Nichii Gakkan Company, Ltd.	5,300	69,114
Nichimo Corp.	28,000	15,259
NICHIREI Corp.	33,000	135,888
Nichireki Company, Ltd.	6,000	17,128
Nidec Copal Corp.	2,700	34,900
Nidec Tosok Corp.	2,800	19,572
Nifco, Inc.	7,000	162,442
Nihon Dempa Kogyo Company, Ltd.	2,700	130,856
Nihon Eslead Corp.	1,300	16,942
Nihon Inter Electronics Corp.	5,000	12,258
Nihon Kagaku Sangyo Company, Ltd.	1,000	7,855
Nihon Kohden Corp.	5,000	119,501
Nihon Nohyaku Company, Ltd.	9,000	48,757
Nihon Parkerizing Company, Ltd.	6,000	79,818
Nihon Yamamura Glass Company, Ltd.	16,000	34,079
Nikkiso Company, Ltd.	8,000	61,217
Nikko Company, Ltd.	5,000	10,723
Nippei Toyama Corp.	4,000	33,713
Nippo Corp.	13,000	93,592
Nippon Avionics Company, Ltd.	7,000	18,678
Nippon Beet Sugar Manufacturing Company, Ltd.	18,000	37,761
Nippon Carbon Company, Ltd.	14,000	57,608
Nippon Ceramic Company, Ltd.	3,000	37,615
Nippon Chemical Industrial Company, Ltd.	13,000	32,280
Nippon Chemi-Con Corp.	24,000	143,164
Nippon Chemiphar Company, Ltd.	10,000	50,984
Nippon Concrete Industries Company, Ltd.	16,000	29,206

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nippon Denko Company, Ltd.	12,000	$69,911
Nippon Densetsu Kogyo Company, Ltd.	16,000	106,843
Nippon Denwa Shisetsu Company, Ltd.	10,000	26,762
Nippon Filcon Company, Ltd.	5,000	27,621
Nippon Fine Chemical Company, Ltd.	6,000	44,313
Nippon Flour Mills Company, Ltd.	28,000	106,983
Nippon Gas Company, Ltd.	5,000	37,992
Nippon Kanzai Company, Ltd.	2,000	53,919
Nippon Kasei Chemical Company, Ltd.	16,000	29,072
Nippon Koei Company, Ltd.	11,000	27,651
Nippon Konpo Unyu Soko Company, Ltd.	11,000	145,687
Nippon Koshuha Steel Company, Ltd.	16,000	29,764
Nippon Light Metal Company, Ltd.	35,000	60,606
Nippon Metal Industry Company, Ltd.	18,000	54,061
Nippon Paint Company, Ltd.	33,000	161,653
Nippon Parking Development Company, Ltd.	202	11,268
Nippon Piston Ring Company, Ltd.	13,000	20,749
Nippon Road Company, Ltd.	15,000	21,019
Nippon Seiki Company, Ltd.	4,000	87,336
Nippon Sharyo, Ltd.	20,000	34,925
Nippon Shinyaku Company, Ltd.	9,000	82,706
Nippon Signal Company, Ltd.	9,000	51,841
Nippon Soda Company, Ltd.	24,000	96,848
Nippon Steel Trading Company, Ltd.	20,000	54,056
Nippon Synthetic Chemical Industry Company, Ltd.	11,000	56,421
Nippon System Development Company, Ltd.	4,800	63,239
Nippon Thompson Company, Ltd.	12,000	86,413
Nippon Valqua Industries, Ltd.	10,000	31,065
Nippon Yakin Kogyo Company, Ltd.	9,500	64,834
Nippon Yusoki Company, Ltd.	5,000	18,119
Nipro Corp.	7,000	140,086
NIS Group Co Ltd	13,058	27,034
Nishimatsu Construction Company, Ltd.	60,000	166,597
Nissan Shatai Company, Ltd.	20,000	160,717
Nissei Corp.	2,900	32,491
Nissei Plastic Industrial Company, Ltd.	4,000	16,011
Nissen Company, Ltd.	5,500	34,153
Nisshin Fudosan Company, Ltd.	2,900	20,059
Nisshin Oillio Group, Ltd.	19,000	70,588
Nissin Corp.	11,000	32,327
Nissin Sugar Manufacturing Company, Ltd.	10,000	19,029
Nissui Pharmaceutical Company, Ltd.	3,000	20,307
Nitta Corp.	4,100	84,017
Nittan Valve Company, Ltd.	4,000	24,956
Nittetsu Mining Company, Ltd.	13,000	88,803
Nitto Boseki Company, Ltd.	36,000	87,984
Nitto FC Company, Ltd.	2,000	10,148
Nitto Kogyo Corp.	4,000	43,477
Nitto Kohki Company, Ltd.	3,500	69,482
NIWS Company HQ, Ltd.	122	3,724
NOF Corp.	22,000	87,852

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nohmi Bosai, Ltd.	6,000	$40,365
Nomura Company, Ltd.	7,000	37,189
Noritake Company, Ltd.	22,000	87,330
Noritsu Koki Company, Ltd.	2,500	49,904
Noritz Corp.	7,200	94,015
NS Solutions Corp.	2,800	81,773
Oenon Holdings, Inc.	9,000	20,537
Oiles Corp.	5,400	100,370
Oita Bank, Ltd.	23,000	143,955
Okabe Company, Ltd.	9,000	38,634
Okamoto Industries, Inc.	11,000	34,078
Okamoto Machine Tool Works, Ltd.	7,000	16,409
Okamura Corp.	10,000	84,157
Okasan Holdings, Inc.	24,000	135,170
Oki Electric Industry Company, Ltd.	35,000	54,502
Okinawa Electric Power Company, Inc.	2,700	125,269
OKK Corp.	10,000	21,298
Okumura Corp.	26,000	126,205
Okura Industrial Company, Ltd.	8,000	18,401
Okuwa Company, Ltd.	5,000	66,112
Olympic Corp.	4,600	28,680
OMC Card, Inc.	13,000	44,357
ONO Sokki Company, Ltd.	5,000	28,453
Onoken Company, Ltd.	3,000	31,359
Organo Corp.	9,000	83,287
Oriental Yeast Company, Ltd.	6,000	28,606
Origin Electric Company, Ltd.	6,000	32,593
Osaka Steel Company, Ltd.	5,200	71,234
Osaki Electric Company, Ltd.	4,000	20,389
Oyo Corp.	3,400	38,703
Pacific Industrial Company, Ltd.	8,000	37,807
PanaHome Corp.	10,000	66,482
Paramount Bed Company, Ltd.	3,500	45,008
Parco Company, Ltd.	7,000	86,923
Paris Miki, Inc.	3,500	47,206
Pasona Group Inc	36	34,158
PCA Corp.	1,500	14,058
Penta-Ocean Construction Company, Ltd.	39,500	56,776
Pigeon Corp.	2,700	45,228
Pilot Corp.	20	41,900
Piolax, Inc.	1,800	37,969
Press Kogyo Company, Ltd.	12,000	54,134
Prima Meat Packers, Ltd.	25,000	22,601
Raito Kogyo Company, Ltd.	9,900	24,269
Rasa Industries, Ltd.	10,000	17,966
Renown, Inc.	7,000	50,375
Resort Solution Company, Ltd.	8,000	28,151
Resorttrust, Inc.	5,000	98,161
Rhythm Watch Company, Ltd.	20,000	24,700
Ricoh Elemex Corp.	4,000	31,786
Ricoh Leasing Company, Ltd.	3,600	75,757
Right On Company, Ltd.	2,900	30,712

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Riken Corp.	16,000	$81,648
Riken Keiki Company, Ltd.	4,000	29,276
Riken Technos Corp.	9,000	22,770
Riken Vitamin Company, Ltd.	2,000	55,624
Ringer Hut Company, Ltd.	3,000	38,746
Risa Partners Inc	21	45,429
Rock Field Company, Ltd.	1,800	25,991
Rohto Pharmaceutical Company, Ltd.	9,000	101,558
Roland Corp.	2,700	77,290
Royal Holdings Company, Ltd.	4,000	41,562
Ryobi, Ltd.	23,000	123,434
Ryoden Trading Company, Ltd.	9,000	62,195
Ryosan Company, Ltd.	6,900	169,756
Ryoshoku, Ltd.	4,100	81,204
Ryoyo Electro Corp.	7,100	91,298
S Foods, Inc.	4,000	33,465
S Science Company, Ltd.	102,000	11,716
Sagami Chain Company, Ltd.	4,000	41,400
Sagami Railway Company, Ltd.	22,000	76,642
Saibu Gas Company, Ltd.	84,000	190,924
Saizeriya Company, Ltd.	3,900	57,347
Sakai Chemical Industry Company, Ltd.	32,000	152,080
Sakata INX Corp.	11,000	54,550
Sakata Seed Corp.	9,000	117,884
Sala Corp.	8,000	31,520
San-Ai Oil Company, Ltd.	10,000	36,820
Sanden Corp.	42,000	213,939
Sanei-International Company, Ltd.	1,400	26,043
San-In Godo Bank(The), Ltd.	26,000	207,684
Sankei Building Company, Ltd.	8,000	65,523
Sanki Engineering Company, Ltd.	12,000	72,100
Sankyo Seiko Company, Ltd.	7,000	18,485
Sankyo-Tateyama Holdings, Inc.	35,000	44,198
Sanoh Industrial Company, Ltd.	5,000	35,233
Sanrio Company, Ltd.	7,000	66,576
Sanshin Electronics Company, Ltd.	5,000	65,765
Sanwa Shutter Corp.	32,000	157,102
Sanyo Chemical Industries, Ltd.	12,000	66,771
Sanyo Denki Company, Ltd.	16,000	76,583
Sanyo Shokai, Ltd.	18,000	96,241
Sanyo Special Steel Company, Ltd.	9,000	60,330
Sato Corp.	2,600	38,510
Sato Shoji Corp.	4,000	28,888
Satori Electric Company, Ltd.	2,000	19,177
Secom Joshinetsu Company, Ltd.	900	20,915
Secom Techno Service Company, Ltd.	2,000	73,580
Seibu Electric Industry Company, Ltd.	8,000	33,395
Seijo Corp.	1,400	28,692
Seika Corp.	16,000	34,537
Seikagaku Corp.	4,600	48,454
Seiko Corp.	11,000	50,451
Seiren Company, Ltd.	6,000	45,871

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Sekisui Jushi Corp.	5,000	$41,795
Sekisui Plastics Company, Ltd.	12,000	37,225
Senko Company, Ltd.	13,000	34,332
Senshu Electric Company, Ltd.	1,500	25,936
Senshukai Company, Ltd.	5,000	52,782
Shibaura Mechatronics Corp.	4,000	20,831
Shibusawa Warehouse Company, Ltd.	10,000	59,431
Shibuya Kogyo Company, Ltd.	3,400	26,073
Shikibo, Ltd.	20,000	21,694
Shikoku Bank, Ltd.	36,000	135,766
Shikoku Chemicals Corp.	6,000	24,474
Shikoku Coca-Cola Bottling Company, Ltd.	3,300	39,406
Shimizu Bank, Ltd.	2,000	90,063
Shin Nippon Air Technologies Company, Ltd.	4,700	26,054
Shinagawa Refractories Company, Ltd.	8,000	24,226
Shindengen Electric Manufacturing Company, Ltd.	21,000	61,849
Shin-Etsu Polymer Company, Ltd.	8,000	56,447
Shinkawa, Ltd.	3,900	59,601
Shin-Keisei Electric Railway Company, Ltd.	10,000	32,956
Shinki Company, Ltd.	30,600	39,630
Shinko Electric Company, Ltd.	13,000	32,055
Shinko Plantech Company, Ltd.	6,000	80,263
Shinko Shoji Company, Ltd.	3,000	32,855
Shin-Kobe Electric Machinery Company, Ltd.	6,000	23,374
Shinmaywa Industries, Ltd.	21,000	79,430
Shinsho Corp.	13,000	41,149
Shinwa Kaiun Kaisha, Ltd.	16,000	95,590
Shiroki Corp.	12,000	36,629
Shizuki Electric Company, Inc.	9,000	30,428
Shizuoka Gas Company, Ltd.	11,000	51,208
Sho-Bond Corp.	4,200	52,408
Shobunsha Publications, Inc.	2,400	17,907
Shochiku Company, Ltd.	14,000	101,659
Shoko Company, Ltd.	19,000	24,855
Showa Aircraft Industry Company, Ltd.	3,000	28,699
Showa Corp.	8,700	80,158
Showa Sangyo Company, Ltd.	20,000	46,587
Siix Corp.	4,000	41,167
Sinanen Company, Ltd.	9,000	38,557
Sintokogio, Ltd.	8,000	83,308
SKY Perfect JSAT Corp.	56	21,757
SMK Corp.	8,000	66,621
Snow Brand Milk Products Company, Ltd.	29,000	94,466
SNT Corp.	7,000	45,060
Sodick Company, Ltd.	18,000	94,836
Soft99 Corp.	4,800	32,639
Sogo Medical Company, Ltd.	1,400	35,173
Sorun Corp.	4,600	23,553
Space Company, Ltd.	4,700	35,555
SSP Company, Ltd.	29,000	140,087
ST Chemical Company, Ltd.	3,000	35,511

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
St. Marc Holdings Company, Ltd.	1,000	$40,441
Star Micronics Company, Ltd.	5,000	108,661
Starzen Company, Ltd.	14,000	31,374
Stella Chemifa Corp.	1,000	21,748
Sugi Pharmacy Company, Ltd.	7,700	219,994
Sugimoto & Company, Ltd.	2,500	30,210
Sumida Corp.	1,900	25,342
Suminoe Textile Company, Ltd.	10,000	21,837
Sumisho Computer Systems Corp.	4,700	75,263
Sumitomo Coal Mining Company, Ltd.	25,000	21,892
Sumitomo Densetsu Company, Ltd.	12,700	59,216
Sumitomo Forestry Company, Ltd.	9,000	65,048
Sumitomo Light Metal Industries, Ltd.	31,000	42,676
Sumitomo Mitsui Company, Ltd.	10,000	12,607
Sumitomo Osaka Cement Company, Ltd.	28,000	52,937
Sumitomo Pipe & Tube Company, Ltd.	6,000	42,123
Sumitomo Precision Products Company, Ltd.	7,000	22,798
Sumitomo Seika Chemicals Company, Ltd.	8,000	31,686
Sumitomo Warehouse Company(The), Ltd.	26,048	139,575
Sun Wave Corp.	10,000	13,613
Sunx, Ltd.	5,300	33,550
Suruga Corp.	6,000	99,975
SWCC Showa Holdings Company, Ltd.	30,000	43,853
SxL Corp.	26,000	14,078
T. Hasegawa Company, Ltd.	4,600	71,990
T. Rad Company, Ltd.	9,000	57,065
Tachibana Eletech Company, Ltd.	4,000	34,926
Tachi-S Company, Ltd.	5,300	45,007
Taihei Dengyo Kaisha, Ltd.	6,000	52,151
Taihei Kogyo Company, Ltd.	12,000	59,799
Taiho Kogyo Company, Ltd.	3,200	49,119
Taikisha, Ltd.	7,000	70,847
Taisei Rotec Corp.	18,000	24,800
Takagi Securities Company, Ltd.	10,000	25,171
Takamatsu Corp.	4,800	63,672
Takano Company, Ltd.	1,800	16,510
Takaoka Electric Manufacturing Company, Ltd.	17,000	20,170
Takara Holdings, Inc.	18,000	107,948
Takara Standard Company, Ltd.	34,000	162,383
Takasago International Corp.	8,000	55,191
Takasago Thermal Engineering Company, Ltd.	14,000	115,043
Takiron Company, Ltd.	10,000	26,696
Takuma Company, Ltd.	15,000	60,326
Tamura Corp.	9,000	41,911
Tamura Taiko Holdings, Inc.	8,000	12,593
Tasaki Shinju Company, Ltd.	7,000	24,386
Tatsuta Electric Wire & Cable Company, Ltd.	14,000	33,278
Tayca Corp.	10,000	28,577
Teac Corp.	27,000	22,739
Techno Ryowa, Ltd.	3,100	21,129
Tecmo, Ltd.	4,900	57,100
Teikoku Piston Ring Company, Ltd.	3,000	29,032

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Teikoku Tsushin Kogyo Company, Ltd.	7,000	$25,421
Tekken Corp.	20,000	21,359
Tenma Corp.	5,200	89,903
The Fuji Fire and Marine Insurance Company, Ltd.	34,000	90,927
Tigers Polymer Corp.	1,000	5,487
TIS, Inc.	5,500	94,583
TKC Corp.	3,700	66,107
TOA Corp.	32,000	28,963
TOA Oil Company, Ltd.	23,000	32,419
Toagosei Company, Ltd.	57,000	180,587
Tobishima Corp.	38,500	13,971
Tobu Store Company, Ltd.	14,000	50,402
TOC Company, Ltd.	20,000	151,877
Tocalo Company, Ltd.	2,000	29,962
Tochigi Bank, Ltd.	19,000	107,465
Toda Kogyo Corp.	10,000	38,667
Todentsu Corp.	13,000	28,749
Toei Company, Ltd.	11,000	66,702
Toenec Corp.	11,000	57,338
Toho Bank, Ltd.	35,000	146,376
Toho Company, Ltd.	10,000	31,709
Toho Real Estate Company, Ltd.	6,000	36,254
Toho Zinc Company, Ltd.	13,000	69,874
Tohoku Bank, Ltd.	15,000	25,504
Tokai Corp.	7,000	28,690
Tokai Tokyo Securities Co Ltd	29,000	127,373
Tokimec, Inc.	14,000	41,065
Toko Electric Corp.	10,000	23,861
Toko, Inc.	15,000	26,457
Tokushima Bank, Ltd.	15,000	86,640
Tokushu Tokai Holdings Company, Ltd.	23,110	47,337
Tokyo Dome Corp.	21,000	109,363
Tokyo Electron Device, Ltd.	17	28,898
Tokyo Energy & Systems, Inc.	5,000	29,342
Tokyo Kikai Seisakusho, Ltd.	10,000	22,699
Tokyo Leasing Company, Ltd.	8,500	75,115
Tokyo Rakutenchi Company, Ltd.	8,000	28,171
Tokyo Rope Manufacturing Company, Ltd.	19,000	34,143
Tokyo Seimitsu Company, Ltd.	2,000	48,514
Tokyo Style Company, Ltd.	14,000	140,988
Tokyo Tekko Company, Ltd.	4,000	14,733
Tokyo Theatres Company, Inc.	11,000	22,874
Tokyo Tomin Bank (The), Ltd.	3,600	101,976
Tokyotokeiba Company, Ltd.	33,000	72,832
Tokyu Community Corp.	1,500	34,942
Tokyu Construction Company, Ltd.	11,840	45,406
Tokyu Livable, Inc.	2,100	24,330
Tokyu Recreation Company, Ltd.	6,000	36,200
Tokyu Store Chain Company, Ltd.	12,000	53,025
Toli Corp.	10,000	18,281
Tomato Bank, Ltd.	16,000	34,704

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tomen Electronics Corp.	1,700	$19,163
Tomoe Corp.	8,000	21,047
Tomoku Company, Ltd.	16,000	29,939
Tomy Company, Ltd.	5,900	43,254
Tonami Transportation Company, Ltd.	14,000	34,615
Topcon Corp	4,000	37,381
Toppan Forms Company, Ltd.	5,000	47,545
Topre Corp.	6,000	61,785
Topy Industries, Ltd.	19,000	51,650
Tori Holdings Company, Ltd.	82,000	12,350
Torigoe Company, Ltd.	5,000	31,403
Torii Pharmaceutical Company, Ltd.	3,400	56,408
Torishima Pump Manufacturing Company, Ltd.	5,000	75,142
Toshiba Plant Systems & Services Corp.	10,000	92,016
Tosho Printing Company, Ltd.	9,000	19,931
Totetsu Kogyo Company, Ltd.	7,000	39,555
Tottori Bank, Ltd.	12,000	31,706
Touei Housing Corp.	5,000	40,045
Towa Bank, Ltd.	28,000	31,310
Towa Corp.	4,900	46,056
Towa Pharmaceutical Company, Ltd.	1,800	75,918
Towa Real Estate Development
Company, Ltd.	7,500	13,261
Toyo Construction Company, Ltd.	30,000	21,387
Toyo Corp.	3,700	46,189
Toyo Electric Manufacturing Company, Ltd.	6,000	15,981
Toyo Engineering Corp.	19,000	93,424
Toyo Ink Manufacturing Company, Ltd.	30,000	102,085
Toyo Kanetsu KK	15,000	40,213
Toyo Kohan Company, Ltd.	12,000	54,689
Toyo Machinery & Metal Company, Ltd.	4,000	17,057
Toyo Securities Company, Ltd.	14,000	57,432
Toyo Tire & Rubber Company, Ltd.	33,000	121,859
Toyo Wharf & Warehouse Company, Ltd.	16,000	26,315
Toyobo Company, Ltd.	65,936	132,944
Trans Cosmos, Inc.	2,100	24,438
Trusco Nakayama Corp.	5,400	78,855
Tsubakimoto Chain Company, Ltd.	19,000	106,614
Tsugami Corp.	8,000	24,269
Tsukishima Kikai Company, Ltd.	5,000	49,240
Tsurumi Manufacturing Company, Ltd.	4,000	33,276
Tsutsumi Jewelry Company, Ltd.	3,700	68,784
TTK Company, Ltd.	7,000	38,708
TYK Corp.	16,000	28,690
Ube Material Industries, Ltd.	12,000	35,792
Uchida Yoko Company, Ltd.	7,000	28,382
Unicharm Petcare Corp.	2,000	103,336
Uniden Corp.	9,000	51,992
Unimat Life Corp.	2,800	32,610
Union Tool Company, Ltd.	1,200	39,906
Unitika, Ltd.	51,000	56,556
U-Shin, Ltd.	4,000	17,502

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Valor Company, Ltd.	6,000	$73,096
Venture Link Company, Ltd.	12,400	20,143
Victor Company of Japan, Ltd.	45,000	94,277
Vital-Net, Inc.	6,500	38,154
Wakachiku Construction Company, Ltd.	17,000	12,621
Warabeya Nichiyo Company, Ltd.	2,500	34,941
Watabe Wedding Corp.	2,000	25,563
Watami Company, Ltd.	5,900	92,300
Wood One Company, Ltd.	6,000	34,212
Xebio Company, Ltd.	2,700	77,017
Yahagi Construction Company, Ltd.	8,000	26,860
Yaizu Suisankagaku Industry Company, Ltd.	2,700	27,824
Yamagata Bank, Ltd.	28,000	154,243
Yamaichi Electronics Company, Ltd.	3,900	14,956
Yamanashi Chuo Bank, Ltd.	17,314	101,281
Yamazen Corp.	11,500	49,665
Yaoko Company, Ltd.	3,200	86,754
Yasuda Warehouse Company, Ltd.	4,000	35,166
Yellow Hat, Ltd.	3,600	22,820
Yodogawa Steel Works, Ltd.	27,000	137,770
Yokogawa Bridge Corp.	9,000	42,458
Yokohama Reito Company, Ltd.	11,000	83,008
Yokowo Company, Ltd.	4,600	31,468
Yomeishu Seizo Company, Ltd.	6,000	59,303
Yomiuri Land Company, Ltd.	6,000	20,035
Yondenko Corp.	7,000	33,021
Yonekyu Corp.	3,500	31,816
Yorozu Corp.	3,000	43,190
Yoshimoto Kogyo Company, Ltd.	5,000	68,204
Yoshinoya D&C Company, Ltd.	50	84,055
Yuasa Funashoku Company, Ltd.	10,000	28,131
Yuasa Trading Company, Ltd.	21,000	27,014
Yukiguni Maitake Company, Ltd.	7,100	24,981
Yuraku Real Estate Company, Ltd.	7,000	24,250
Yurtec Corp.	9,000	49,635
Yushiro Chemical Industry Company, Ltd.	2,000	32,988
Zenrin Company, Ltd.	4,600	145,665
Zensho Company, Ltd.	7,200	72,460
Zeria Pharmaceutical Company, Ltd.	6,000	53,146
Zuken, Inc.	4,400	45,404

		49,664,107
Netherlands - 2.42%
Aalberts Industries NV	38,420	758,111
Accell Group NV	1,129	40,446
Arcadis NV	1,567	108,371
ASM International NV	5,347	131,086
Beter Bed Holding NV	1,861	47,813
Brunel International NV	1,198	28,693
Corporate Express NV, SADR	1,700	13,362
Draka Holding NV	1,175	39,357
Eriks Group NV	3,181	211,688

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands (continued)
Exact Holdings NV	1,062	$38,436
Gamma Holding NV	431	35,055
Grolsch NV	1,177	82,742
Grontmij NV	1,708	60,344
Heijmans NV	920	34,593
Hunter Douglas NV	1,743	128,783
ICT Automatisering NV	1,785	27,535
Imtech NV	32,481	807,747
InnoConcepts NV	2,424	51,002
KAS Bank NV	3,004	109,250
Kendrion NV	2,503	66,134
Koninklijke BAM Groep NV	9,471	220,597
Koninklijke Ten Cate NV	3,853	119,827
Koninklijke Vopak NV	2,086	118,484
Laurus NV	9,291	46,321
Macintosh Retail Group NV	2,604	87,914
Nutreco Holding NV	4,100	237,269
Oce NV	11,884	214,465
OPG Groep NV	8,372	233,885
Ordina NV	4,066	72,352
Pharming Group NV	8,121	15,452
Samas NV	10,388	78,131
Sligro Food Group NV	3,098	121,354
Smit Internationale NV	1,358	139,754
Stork NV	1,018	71,271
Tele Atlas NV	8,600	355,121
Telegraaf Media Groep NV	6,008	218,656
TKH Group NV	6,216	135,608
Unit 4 Agresso NV	2,085	59,806
USG People NV	3,245	88,009
Van der Moolen Holding NV	12,066	51,000

		5,505,824
New Zealand - 0.56%
Fisher & Paykel Appliances Holdings, Ltd.	43,440	114,424
Fisher & Paykel Healthcare Corp.	56,183	150,514
Freightways, Ltd.	17,697	50,772
Infratil, Ltd. - Partly Paid	11,141	15,604
Infratil, Ltd.	55,708	119,715
Mainfreight, Ltd.	10,000	51,702
New Zealand Oil & Gas, Ltd.	39,136	34,560
New Zealand Refining Company, Ltd.	8,307	51,306
Nuplex Industries, Ltd.	14,766	78,234
PGG Wrightson, Ltd.	48,797	82,736
Port of Tauranga, Ltd.	12,337	65,104
Pumpkin Patch, Ltd.	20,900	42,208
Ryman Healthcare, Ltd.	83,695	132,153
Sky City Entertainment Group, Ltd.	47,665	168,402
Steel & Tube Holdings, Ltd.	7,409	21,330
Tourism Holdings, Ltd.	27,130	48,521
Tower, Ltd.	24,522	43,790

		1,271,075

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Norway - 1.17%
Acta Holding ASA	11,200	$46,368
Aker Yards AS	12,500	142,845
Aktiv Kapital ASA	5,200	79,157
Blom ASA	5,400	73,710
Bonheur ASA	3,500	156,759
Camillo Eitzen & Company ASA	6,300	86,396
Det Norske Oljeselskapb ASA	64,128	117,742
DOF ASA	2,900	33,080
EDB Business Partner ASA	9,800	73,032
Ekornes ASA	7,000	123,116
Ementor ASA	9,000	67,502
Farstad Shipping ASA	1,950	52,884
Fast Search & Transfer ASA	36,000	92,309
Ganger Rolf ASA	2,700	109,011
Kongsberg Gruppen ASA	1,700	106,425
Leroy Seafood Group ASA	7,400	149,680
Ocean Rig ASA	32,900	238,667
Odfjell ASA	2,400	39,354
Petrolia Drilling ASA	76,000	32,651
Sevan Marine ASA	9,200	137,603
Solstad Offshore ASA	4,600	131,267
Sparebanken Midt-Norge	12,300	163,665
Tomra Systems ASA	24,000	168,945
Veidekke ASA	13,000	122,220
Wilhelm Wilhelmsen ASA	2,700	105,863

		2,650,251
Portugal - 0.37%
Finibanco Holding SGPS SA	3,709	26,029
Impresa, SGPS SA	11,168	33,060
Jeronimo Martins, SGPS SA	21,049	167,231
Mota Engil, SGPS SA	19,025	141,244
Novabase SGPS SA	4,292	20,466
Pararede SGPS SA	190,194	41,196
SAG GEST-Solucoes Automovel Globais
SGPS SA	12,410	56,846
Semapa-Sociedade de Investimento &
Gestao, SGPS SA	6,656	84,960
Sonae Industria, SGPS SA	3,131	30,163
Sonaecom, SGPS SA	38,601	185,039
Teixeira Duarte, Engenharia & Construcoes SA	21,621	63,931

		850,165
Singapore - 1.74%
Asia Food & Properties, Ltd.	87,000	53,754
Beyonics Technology, Ltd.	177,000	43,205
Bonvests Holdings, Ltd.	56,400	47,836
Bukit Sembawang Estates, Ltd.	9,000	68,235
Cerebos Pacific, Ltd.	16,000	48,439
CH Offshore, Ltd.	136,000	74,196
Chartered Semiconductor Manufacturing, Ltd.	99,000	65,684
China Merchants Holdings Pacific, Ltd.	73,000	51,506
Chuan Hup Holdings, Ltd.	182,000	49,567
Creative Technology, Ltd.	15,500	67,647

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Singapore (continued)
Delong Holdings, Ltd.	45,500	$63,594
Ezra Holdings Pte, Ltd.	82,000	187,237
Goodpack, Ltd.	36,000	56,351
Hartford Education Corp., Ltd.	9,164	1,114
Hi-P International, Ltd.	126,000	41,707
Ho Bee Investment, Ltd.	27,000	27,129
Hong Fok Corp., Ltd.	36,000	32,006
Hong Leong Asia, Ltd.	42,000	107,470
Hotel Plaza, Ltd.	31,500	38,129
Hotel Properties, Ltd.	38,500	108,058
HTL International Holdings, Ltd.	58,000	21,074
Hwa Hong Corp., Ltd.	92,000	45,131
Hyflux, Ltd.	55,000	121,090
Innotek, Ltd.	82,000	46,412
Jaya Holdings, Ltd.	96,000	125,623
Jurong Technologies Industrial Corp., Ltd.	64,350	19,336
K1 Ventures, Ltd.	367,000	57,029
Keppel Telecommunications & Transportation
Company, Ltd.	57,000	227,485
Kim Eng Holdings, Ltd.	48,000	74,892
Labroy Marine, Ltd.	105,000	205,900
Metro Holdings, Ltd.	74,000	50,943
MFS Technology, Ltd.	113,000	39,251
Midas Holdings, Ltd.	92,000	95,639
MobileOne, Ltd.	53,000	69,685
NatSteel, Ltd.	21,000	20,502
Orchard Parade Holdings, Ltd.	70,000	76,782
Osim International, Ltd.	43,000	17,792
Petra Foods, Ltd.	46,000	49,023
Raffles Education Corp., Ltd.	110,000	230,827
Robinson & Company, Ltd.	13,000	39,562
Singapore Food Industries, Ltd.	21,000	11,628
Singapore Post, Ltd.	80,000	61,750
Sinomem Technology, Ltd.	81,000	49,680
SMRT Corp., Ltd.	120,000	139,217
Straits Trading Company, Ltd.	63,000	218,475
Sunningdale Tech, Ltd.	144,000	31,611
Tat Hong Holdings, Ltd.	26,000	61,252
The Ascott Group, Ltd.	112,000	93,724
Unisteel Technology, Ltd.	43,750	50,704
United Engineers, Ltd.	32,000	83,481
UOB-Kay Hian Holdings, Ltd.	94,000	138,642
WBL Corp., Ltd.	27,000	75,144
Wheelock Properties S Ltd	41,000	60,441

		3,942,591
South Korea - 0.00%
Pantech & Curitel Communications, Inc.	882	0
Pantech Company, Ltd.	443	0

Spain - 1.90%
Abengoa SA	7,583	267,477
Adolfo Dominguez SA	1,759	62,270

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Spain (continued)
Amper SA	8,329	$134,097
Avanzit SA	17,987	98,496
Azkoyen SA - Bonus Shares	146	1,313
Azkoyen SA	3,654	33,146
Banco Guipuzcoano SA	20,430	335,643
Baron de Ley SA	1,053	76,116
Campofrio Alimentacion SA	2,225	29,275
Cementos Portland Valderrivas SA	1,202	129,579
Construcciones & Auxiliar de Ferrocarriles SA	428	173,081
Duro Felguera SA	6,660	85,229
Ebro Puleva SA	7,641	139,048
FAES FARMA SA	9,640	125,330
Grupo Empresarial Ence SA	20,720	220,239
Iberpapel Gestion SA	1,014	24,397
La Seda de Barcelona SA	57,973	145,409
Mecalux SA	2,884	103,670
Natra SA	4,032	48,303
Natraceutical SA	35,597	41,636
NH Hoteles SA	4,594	81,363
Obrascon Huarte Lain SA	7,054	237,145
Papeles & Cartones de Europa SA	7,327	67,082
Pescanova SA	1,382	81,889
Prim SA	2,904	44,674
Prosegur Cia de Seguridad SA	1,259	44,739
Service Point Solutions SA	19,294	70,734
Sociedad Nacional Inds., Aplicaciones
Celulosa Espanola SA	11,029	40,191
SOS Cuetara SA	20,535	420,842
Tecnocom, Telecomunicaciones & Energia SA	7,266	41,479
Tecnocom, Telecomunicaciones & Energia SA	1,453	8,264
Tubacex SA	28,525	276,888
Tubos Reunidos SA	10,157	71,981
Unipapel SA	2,771	68,494
Urbas Proyectos Urbanisticos SA	10,449	9,493
Vertice Trescientos Sesenta Grados SA	17,987	3,945
Vidrala SA	1,663	61,312
Vidrala SA	83	3,070
Viscofan SA	11,757	246,277
Zeltia SA	18,960	166,929

		4,320,545
Sweden - 1.80%
AddTech AB, Series B	2,600	55,898
Angpanneforeningen AB, Series B	2,600	67,754
Axfood AB	5,450	218,692
Axis Communications AB	10,500	256,914
Bergman & Beving AB, Series B	4,000	120,063
Billerud Aktibolag AB	10,000	102,664
Cardo AB	3,200	99,796
Clas Ohlson AB, Series B	2,475	53,127
D. Carnegie & Company AB	30,200	585,123
Elekta AB, Series B	5,800	96,461
Eniro AB	15,700	139,504

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
Gunnebo AB	8,726	$87,492
Haldex AB	4,300	75,753
HIQ International AB	8,000	42,006
Hoganas AB, Series B	5,800	122,746
IBS AB, Series B	23,000	46,106
Intrum Justitia AB	3,000	53,384
JM AB	14,638	299,398
Lennart Wallenstam Byggnads AB, Series B	3,900	72,672
Micronic Laser Systems AB	6,200	30,838
Munters AB	7,350	87,428
New Wave Group AB, Series B	4,600	47,874
Nibe Industrier AB, Series B	4,800	58,446
Nobia AB	25,200	222,467
Nolato AB, Series B	4,000	28,190
Obsever AB	19,000	50,070
PartnerTech AB	1,600	8,859
Peab AB, Series B	14,400	148,401
Peab Industri AB	7,200	63,498
Q-Med AB	9,200	119,437
RNB Retail & Brands AB	5,416	50,108
SkiStar AB, Series B	6,100	92,440
Studsvik AB	1,000	23,956
Sweco AB, Series B	7,000	71,166
Teleca AB, Series B	6,800	14,240
Telelogic AB	19,000	54,847
Trelleborg AB, Series B	15,800	329,744

		4,097,562
Switzerland - 3.99%
Affichage Holding AG	309	68,779
AFG Arbonia-Forster Holding AG	291	101,476
Allreal Holding AG	916	105,696
Bank Coop AG	1,859	129,142
Bank Sarasin & Compagnie AG, Series B	61	288,757
Belimo Holding AG	64	72,723
Berner Kantonalbank	910	171,700
Bobst Group AG	40	2,850
Bucher Industries AG	1,199	277,972
Charles Voegele Holding AG	913	74,350
Conzzeta Holding AG	37	90,756
Emmi AG	445	58,973
EMS-Chemie Holding AG	425	62,827
Energiedienst Holding AG	299	173,762
Flughafen Zuerich AG	437	177,159
Forbo Holding AG	348	214,643
Galenica Holding AG	430	186,192
Georg Fischer AG	609	374,687
Gurit Heberlein AG	364	361,201
Helvetia Patria Holding AG	685	246,139
Hiestand Holding AG, Series A	39	95,041
Jelmoli Holding AG	135	321,438
Kaba Holding AG, Series B	447	139,832

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Kuoni Reisen Holding AG, Series B	1,959	$1,019,289
Luzerner Kantonalbank	1,251	290,482
Mobilezone Holding AG	10,362	70,474
Phoenix Mecano AG	228	106,625
PubliGroupe SA	418	135,308
Rieter Holding AG	615	271,431
Schulthess Group AG	810	96,567
Schweizerische
National-Versicherungs-Gesellschaft AG	78	60,919
SEZ Holding AG	972	33,020
Sia Abrasives Holding AG	131	46,362
St. Galler Kantonalbank	614	271,100
Swissfirst AG	1,127	86,262
Swissquote Group Holding SA	1,240	68,893
Tamedia AG	451	58,519
Tecan Group AG	2,488	149,419
Temenos Group AG	3,323	81,756
Valiant Holding AG	3,659	572,813
Valora Holding AG	778	188,379
Verwaltungs & Privat Bank AG	3,265	808,935
Von Roll Holding AG	45,601	346,444
Vontobel Holding AG	9,372	451,806
WMH Walter Meier AG, Series A	178	39,507

		9,050,405
Taiwan - 0.03%
Sinyi Realty Company, Ltd.	35,816	77,144
Ya Hsin Industrial Company, Ltd.	138,000	0

		77,144
United Kingdom - 17.69%
A.G. Barr PLC	1,500	32,098
Abacus Group PLC	13,889	16,893
Abbot Group PLC	27,144	209,370
Aberdeen Asset Management PLC	98,472	324,836
AbitibiBowater, Inc.	1,865	38,738
AEA Technology PLC	19,508	33,436
Aegis Group PLC	21,150	49,177
Aga Foodservice Group PLC	19,460	138,791
Aggreko PLC	47,192	495,421
Alexon Group Plc	6,881	12,130
Alfred McAlpine PLC	19,342	207,972
Alizyme PLC	22,479	25,530
Amlin PLC	57,326	338,559
Amlin PLC	64,492	38,000
Anglo Pacific Group PLC	14,519	52,416
Anglo-Eastern Plantations PLC	8,092	72,291
Anite Group PLC	66,831	70,346
Arena Leisure PLC	107,875	103,073
Arm Holdings PLC, ADR	35,212	260,569
Arriva PLC	23,561	366,833
Ashtead Group PLC	50,307	83,310
Autonomy Corp. PLC	30,010	527,499

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Aveva Group PLC	8,406	$161,247
Avis Europe PLC	71,985	59,061
Axis-Shield PLC	6,528	31,932
Axon Group PLC	11,511	120,520
Babcock International Group PLC	28,340	315,924
Beazley Group PLC	54,681	175,023
Benfield Group, Ltd.	24,966	139,006
Bespak PLC	3,566	42,980
BICC PLC	31,346	310,059
Biocompatibles International PLC	10,935	26,585
Blacks Leisure Group PLC	8,616	30,940
Blinkx PLC	30,010	16,404
Bloomsbury Publishing PLC	13,378	40,250
Bodycote International PLC	123,466	453,765
Bovis Homes Group PLC	26,718	325,295
BPP Holdings PLC	5,007	61,152
Braemar Seascope Group PLC	5,361	49,465
Brewin Dolphin Holdings PLC	48,637	159,027
Brit Insurance Holdings PLC	76,977	350,091
British Polythene Industries PLC	4,443	22,663
Britvic PLC	11,896	81,617
BSS Group PLC	15,284	117,564
Burren Energy PLC	14,820	357,912
Capital & Regional PLC	13,564	106,113
Care UK PLC	9,522	70,943
Carillion PLC	44,876	312,688
Carpetright PLC	5,505	93,856
Castings PLC	6,705	40,042
Catlin Group, Ltd.	10,377	78,497
Centaur Media PLC	36,430	67,733
Ceramic Fuel Cells PLC	40,600	20,041
Charles Taylor Consulting PLC	6,425	43,361
Charter PLC	11,570	182,257
Chemring Group PLC	10,411	422,893
Chime Communications PLC	60,938	43,669
Chloride Group PLC	45,330	159,156
Chrysalis Group PLC	8,649	17,216
Clarkson PLC	2,479	51,058
Clinton Cards PLC	33,476	35,857
Communisis PLC	31,511	45,476
Computacenter PLC	12,617	47,985
Cookson Group PLC	27,938	387,461
Corin Group PLC	4,523	48,914
Costain Group PLC	151,942	81,427
Cranswick PLC	8,057	138,011
Creston PLC	10,587	16,173
Croda International PLC	19,600	225,303
CSR PLC	15,836	188,283
D.S. Smith PLC	71,346	298,828
Dairy Crest Group PLC	15,460	178,872
Dana Petroleum PLC	9,954	276,137
Davis Service Group PLC	24,951	253,567

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Dawson Holdings PLC	18,986	$43,274
De La Rue PLC	23,027	447,669
Dechra Pharmaceuticals PLC	6,779	50,114
Dechra Pharmaceuticals PLC	1,491	1,893
Delta PLC	17,178	38,014
Detica Group PLC	24,675	108,275
Development Securities PLC	8,899	87,686
Devro PLC	35,231	64,520
Dignity PLC	9,494	137,484
Diploma PLC	2,935	54,474
Domino Printing Sciences PLC	24,282	141,224
DTZ Holdings PLC	7,566	39,205
E2V Technologies PLC	17,360	87,554
Electrocomponents PLC	97,748	402,470
Elementis PLC	86,991	132,796
EMAP PLC	26,887	490,820
Ennstone PLC	84,550	61,543
Enodis PLC	37,756	119,222
Entertainment Rights PLC	100,576	30,927
Euromoney Institutional Investor PLC	11,128	82,986
Evolution Group PLC	47,411	117,537
Expro International Group PLC	13,879	283,939
F&C Asset Management PLC	60,938	234,760
Fenner PLC	21,742	105,512
Filtrona PLC	51,099	205,946
Findel PLC	12,673	148,505
FKI PLC	89,617	105,445
Forth Ports PLC	8,466	325,780
Fortune Oil PLC	359,509	51,884
Foseco PLC	10,257	57,630
French Connection Group PLC	8,047	19,104
Fuller Smith & Turner PLC	9,317	113,133
Galiform PLC	201,168	356,310
Galliford Try PLC	45,150	92,858
Game Group PLC	60,751	300,756
GCAP Media PLC	18,571	45,626
Go-Ahead Group PLC	5,758	284,581
Greene King PLC	26,500	418,634
Greggs PLC	1,380	128,732
Gyrus Group PLC	21,670	266,450
Halfords Group PLC	22,110	131,956
Halma PLC	53,572	233,486
Hampson Industries PLC	14,601	45,458
Hays PLC	23,616	54,626
Headlam Group PLC	16,906	145,412
Helical Bar PLC	19,485	124,557
Helphire PLC	17,190	120,660
Henderson Group PLC	108,262	267,330
Henry Boot PLC	26,180	88,167
Highway Insurance Holdings PLC	28,215	40,709
Hikma Pharmaceuticals PLC	17,304	161,899
Hill & Smith Holdings PLC	11,574	76,377

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Hiscox PLC	67,190	$381,080
HMV Group PLC	65,959	156,786
Holidaybreak PLC	6,396	86,914
Homeserve PLC	33,099	1,101,946
Hunting PLC	20,921	293,866
Huntsworth PLC	20,523	36,511
Hyder Consulting PLC	4,872	49,089
IG Group Holdings PLC	41,940	337,204
Imagination Technologies Group PLC	25,207	62,011
IMI PLC	13,981	109,679
Inmarsat PLC	40,250	436,475
Intec Telecom Systems PLC	38,573	34,109
Intermediate Capital Group PLC	10,888	356,282
Interserve PLC	18,083	170,584
Intertek Group PLC	21,026	415,089
ITE Group PLC	35,107	107,375
J.D. Wetherspoon PLC	21,465	157,753
James Fisher & Sons PLC	9,920	129,845
Jardine Lloyd Thompson Group PLC	16,768	110,124
JJB Sports PLC	40,927	101,122
JKX Oil & Gas PLC	20,877	166,780
John Menzies PLC	3,700	43,749
John Wood Group PLC	25,390	218,308
Johnson Service Group PLC	7,456	6,072
Johnston Press PLC	30,257	163,303
Keller Group PLC	21,691	283,195
Kesa Electricals PLC	29,339	135,498
Kier Group PLC	5,040	145,105
Kiln PLC	34,221	100,852
Kingston Communications PLC	103,770	112,812
Laird Group PLC	29,498	339,364
Laura Ashley Holdings PLC	103,488	50,169
Lavendon Group PLC	4,966	46,532
Liontrust Asset Management PLC	5,181	34,498
Logicacmg PLC	65,221	152,451
Lookers PLC	28,870	66,190
Low & Bonar PLC	25,560	60,801
Luminar Group Holdings PLC	10,211	87,584
M.J. Gleeson Group PLC	10,775	69,201
Marshalls PLC	22,651	108,240
Marston’s PLC	54,212	355,641
Marylebone Warwick Balfour Group PLC	22,899	110,378
McBride PLC	15,311	33,221
Meggitt PLC	23,350	154,531
Melrose Resources PLC	8,798	47,811
Metalrax Group PLC	22,036	6,988
Mice Group PLC	48,380	0
Michael Page International PLC	32,257	183,645
Micro Focus International PLC	15,909	80,569
Minerva PLC	16,810	44,766
Misys PLC	59,049	214,851
Mitie Group PLC	40,564	228,412

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Morgan Crucible Company PLC	39,661	$159,073
Morgan Sindall PLC	3,466	71,476
Morse PLC	22,309	29,754
Mothercare PLC	11,048	75,243
Mouchel Parkman PLC	15,227	143,135
N. Brown Group PLC	39,636	187,822
National Express Group PLC	13,063	321,300
Northgate Information Solutions PLC	63,384	118,570
Northgate PLC	10,250	156,441
Northumbrian Water Group PLC	47,126	317,283
Novae Group PLC	144,785	97,179
NSB Retail Systems PLC	75,768	56,559
Pace Micro Technology PLC	22,213	40,348
Paypoint PLC	5,790	77,221
Pendragon PLC	167,620	117,650
Photo-Me International PLC	24,627	16,018
Pinewood Shepperton PLC	8,060	36,958
Premier Farnell PLC	63,770	185,427
Premier Oil PLC	14,615	385,491
Protherics PLC	51,506	58,559
Provident Financial PLC	20,207	333,556
Psion PLC	28,332	58,136
PZ Cussons PLC	25,240	107,759
QXL Ricardo PLC	2,277	80,011
Rathbone Brothers PLC	10,811	225,305
Raymarine PLC	13,300	77,239
REA Holdings PLC	4,098	43,690
Redrow PLC	33,287	215,073
Regent Inns PLC	26,754	10,918
Regus Group PLC	127,837	208,661
Renishaw PLC	8,451	104,656
Rensburg Sheppards PLC	5,301	72,161
Restaurant Group PLC	43,039	158,176
RM PLC	11,530	50,220
Robert Walters PLC	17,462	52,952
Robert Wiseman Dairies PLC	6,778	73,735
ROK PLC	7,461	19,185
Rotork PLC	10,588	204,173
Royalblue Group PLC	4,074	67,732
RPC Group PLC	19,953	86,511
RPS Group PLC	51,084	322,778
Savills PLC	23,562	131,651
SDL PLC	12,484	68,768
Senior PLC	89,677	208,887
Serco Group PLC	48,653	447,824
Severfield Rowen PLC	7,716	70,035
Shanks Group PLC	23,610	107,363
Shore Capital Group PLC	22,807	18,263
Skyepharma PLC	127,236	31,202
SMG PLC	32,342	10,313
Smiths News PLC	32,271	66,361
Soco International PLC	10,043	436,074

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Spectris PLC	18,161	$245,484
Speedy Hire PLC	4,151	68,648
Spirax-Sarco Engineering PLC	18,222	318,195
Spirent Communications PLC, ADR	92,513	113,659
Spirent Communications PLC	992	4,910
Sportech PLC - Bonus Shares	4,690	47
Sportech PLC	6,700	13,404
Spring Group PLC	29,401	28,772
SSL International PLC	27,606	292,856
St. Ives Group PLC	19,089	92,794
St. Modwen Properties PLC	23,999	189,142
Stagecoach Group PLC	55,407	311,336
Sthree PLC	11,149	49,221
Taylor Nelson Sofres PLC	59,710	246,303
TDG PLC	7,411	31,078
Thorntons PLC	11,977	41,310
Thus Group PLC	22,962	59,950
Topps Tiles PLC	36,666	119,276
Town Centre Securities PLC	4,155	27,432
Trinity Mirror PLC	30,793	212,001
TT electronics PLC	25,513	57,288
UK Coal PLC	25,532	235,539
Ultra Electronics Holdings PLC	8,853	242,085
Umeco PLC	8,928	111,154
Uniq PLC	31,402	116,989
United Business Media PLC	31,280	403,734
UTV Media PLC	5,094	24,187
Venture Production PLC	14,570	228,290
Vernalis PLC	60,104	7,526
Victrex PLC	9,390	133,217
VT Group PLC	22,913	314,522
W.H. Smith PLC	32,271	206,796
W.S. Atkins PLC	16,286	369,261
Weir Group(The) PLC	35,685	573,683
Whatman PLC	20,925	79,870
White Young Green PLC	4,301	30,589
Wilmington Group PLC	8,076	33,953
Wincanton PLC	18,759	138,197
Wolfson Microelectronics PLC	11,274	46,561
Woolworths Group PLC	185,655	47,705
WSP Group PLC	10,892	124,174
Xaar PLC	8,223	28,400
Yule Catto & Company PLC	50,811	189,547

		40,168,817

TOTAL COMMON STOCKS (Cost $215,281,561)		$225,724,970

PREFERRED STOCKS - 0.02%

Australia - 0.02%
Village Roadshow, Ltd.	14,479	39,975

International Small Company Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

United Kingdom - 0.00%
REA Holdings PLC	137	$289

TOTAL PREFERRED STOCKS (Cost $35,121)		$40,264

WARRANTS - 0.00%

Hong Kong - 0.00%
Champion Technology Holdings, Ltd.
(Expiration Date 03/07/2008, Strike
Price HKD 1.38)	61,887	79
Kantone Holdings, Ltd.
(Expiration Date 01/08/2009, Strike
Price HKD 0.81)	101,588	0
Matsunichi Communication Holdings, Ltd.
(Expiration Date 08/28/2010, Strike
Price HKD 6.00)	4,500	1,558
Paliburg Holdings, Ltd.
(Expiration Date 11/08/2010, Strike
Price HKD 0.21)	138,000	885
Tian An China Investment
(Expiration Date 01/02/2010, Strike
Price HKD 10.00)	28,800	0

		2,522

New Zealand - 0.00%
Infratil, Ltd.
(Expiration Date 06/29/2012, Strike
Price NZD 4.12)	5,570	2,272

Singapore - 0.00%
Goodpack, Ltd.
(Expiration Date 07/16/2009, Strike
Price SGD 1.38)	4,500	1,563

TOTAL WARRANTS (Cost $0)		$6,357

SHORT TERM INVESTMENTS - 11.19%
John Hancock Cash
Investment Trust, 5.1013%	$25,396,347	$25,396,347

TOTAL SHORT TERM INVESTMENTS
(Cost $25,396,347)		$25,396,347

REPURCHASE AGREEMENTS - 2.25%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$5,101,020 on 01/02/2008,
collateralized by $4,975,000
Federal Home Loan Mortgage
Corp., 4.75% due 03/15/2012
(valued at $5,205,094, including
interest)	$5,100,000	$5,100,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,100,000)		$5,100,000

Total Investments (International Small Company Trust)
(Cost $245,813,029) - 112.89%		$256,267,938
Liabilities in Excess of Other Assets - (12.89)%		(29,256,376)

TOTAL NET ASSETS - 100.00%		$227,011,562

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Building Materials & Construction	6.14%
Banking	5.19%
Food & Beverages	4.52%
Business Services	4.15%
Metal & Metal Products	4.02%

International Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.65%

Australia - 0.37%
Downer EDI, Ltd. (a)	1,389,900	$6,527,077

Austria - 1.07%
Telekom Austria AG	674,630	18,630,532

Belgium - 1.03%
Belgacom SA	366,810	18,072,470

Bermuda - 0.48%
Invesco, Ltd.	267,977	8,449,315

Cayman Islands - 1.40%
ACE, Ltd.	395,542	24,436,585

China - 0.68%
China Telecom Corp., Ltd. (a)	15,162,427	11,882,220

Denmark - 0.64%
Vestas Wind Systems AS *	103,834	11,212,073

Finland - 1.92%
Stora Enso Oyj, R Shares	1,064,551	15,891,466
UPM-Kymmene Oyj (a)	878,064	17,767,230

		33,658,696

France - 11.26%
AXA Group SA	834,891	33,286,199
France Telecom SA	1,378,016	49,430,399
Sanofi-Aventis SA	520,553	47,651,550
Thomson SA	1,656,260	23,419,180
Total SA	359,746	29,787,089
Vivendi SA	293,410	13,471,332

		197,045,749

Germany - 6.62%
Bayerische Motoren Werke (BMW) AG	308,986	19,170,905
Deutsche Post AG	639,141	21,945,977
E.ON AG	56,457	12,002,350
Infineon Technologies AG *	725,610	8,553,539
Muenchener Rueckversicherungs-
Gesellschaft AG	120,454	23,393,191
Siemens AG	193,221	30,722,560

		115,788,522

Hong Kong - 1.68%
Hutchison Whampoa, Ltd.	2,602,031	29,329,200

Israel - 1.47%
Check Point Software Technologies, Ltd. *	1,169,621	25,684,877

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Italy - 3.63%
Eni SpA	683,757	$24,954,615
Mediaset SpA	2,475,418	24,937,195
UniCredito Italiano SpA	1,655,043	13,613,383

		63,505,193

Japan - 7.72%
Aiful Corp. (a)	428,649	7,530,773
Konica Minolta Holdings, Inc.	799,538	14,016,701
Mitsubishi UFJ Financial Group, Inc.	1,928,900	18,189,384
NGK Spark Plug Company, Ltd. (a)	1,298,000	22,506,663
Nissan Motor Company, Ltd.	1,971,700	21,520,105
Promise Company, Ltd. (a)	270,600	6,662,691
Sony Corp.	430,104	23,433,295
USS Company, Ltd.	342,250	21,254,989

		135,114,601

Netherlands - 5.76%
ING Groep NV	954,822	37,204,957
Koninklijke (Royal) Philips Electronics NV	545,165	23,360,420
Reed Elsevier NV (a)	1,977,034	39,234,886
Vedior NV	40,520	1,031,339

		100,831,602

Norway - 2.20%
Norske Skogindustrier ASA (a)	1,790,298	14,760,498
Telenor ASA	1,000,095	23,731,222

		38,491,720

Singapore - 3.40%
Flextronics International, Ltd. *	1,556,650	18,773,199
Singapore Telecommunications, Ltd.	9,399,000	25,859,163
Venture Corp., Ltd.	1,696,311	14,877,641

		59,510,003

South Korea - 3.59%
Kookmin Bank, SADR *	166,247	12,189,230
KT Corp., SADR *	323,078	8,335,413
Samsung Electronics Company, Ltd.	71,909	42,318,269

		62,842,912

Spain - 2.18%
Gamesa Corporacion Tecno SA	109,898	5,085,038
Telefonica SA	1,018,867	33,027,858

		38,112,896

Sweden - 1.02%
Securitas AB, B Shares (a)	672,911	9,358,445
Securitas Systems AB, B Shares	2,407,271	8,503,991

		17,862,436

Switzerland - 5.65%
Adecco SA	483,850	26,009,335
Nestle SA	42,241	19,396,649
Novartis AG	415,350	22,714,382
Swiss Re	202,131	14,299,624
UBS AG	357,668	16,491,247

		98,911,237

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan - 5.67%
Chunghwa Telecom Company, Ltd.	1,059,080	$22,357,181
Compal Electronics, Inc., GDR (g)	447,649	2,462,069
Compal Electronics, Inc.	11,909,103	12,967,598
Lite-On Technology Corp.	17,802,093	30,764,675
Mega Financial Holding Company, Ltd.	50,001,000	30,612,447

		99,163,970

Thailand - 0.00%
Advanced Info Service PCL	3,000	8,550

United Kingdom - 27.21%
Aviva PLC	1,768,360	23,567,683
BAE Systems PLC	849,301	8,428,366
BP PLC	3,539,935	43,258,771
British Sky Broadcasting Group PLC	1,595,113	19,621,118
Centrica PLC	3,071,320	21,877,328
Compass Group PLC	4,885,677	29,812,160
Fiberweb PLC	498,695	367,300
GlaxoSmithKline PLC	1,517,324	38,534,734
Group 4 Securicor PLC	6,706,810	32,783,921
HBOS PLC	614,430	8,934,430
HSBC Holdings PLC	1,915,120	32,259,220
Kingfisher PLC	3,683,660	10,563,092
Old Mutual PLC (a)	7,372,770	24,564,134
Pearson PLC	1,583,921	22,938,095
Persimmon PLC	431,560	6,875,064
Rentokil Initial PLC (a)	4,688,638	11,182,682
Royal Bank of Scotland Group PLC	3,328,353	29,387,537
Royal Dutch Shell PLC, B Shares	781,726	32,586,741
Tesco PLC	1,724,810	16,407,286
Unilever PLC	520,100	19,506,234
Vodafone Group PLC	11,324,238	42,510,171

		475,966,067

TOTAL COMMON STOCKS (Cost $1,390,068,719)		$1,691,038,503

SHORT TERM INVESTMENTS - 9.65%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$126,036,689	$126,036,689
Paribas Corp. Time Deposit
4.25% due 01/02/2008	42,730,000	42,730,000

TOTAL SHORT TERM INVESTMENTS
(Cost $168,766,689)		$168,766,689

REPURCHASE AGREEMENTS - 0.00%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$53,011 on 01/02/2008,
collateralized by $55,000 Federal
National Mortgage Association,
6.06% due 06/06/2017 (valued at
$55,688, including interest)	$53,000	$53,000

TOTAL REPURCHASE AGREEMENTS
(Cost $53,000)		$53,000

Total Investments (International Value Trust)
(Cost $1,558,888,408) - 106.30%		$1,859,858,192
Liabilities in Excess of Other Assets - (6.30)%		(110,251,482)

TOTAL NET ASSETS - 100.00%		$1,749,606,710

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Telecommunications Equipment & Services	14.51%
Insurance	10.33%
Electronics	8.36%
Financial Services	5.91%
International Oil	4.99%

Large Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.13%

Advertising - 1.76%
Interpublic Group of Companies, Inc. *	530,800	$4,304,788
Omnicom Group, Inc.	163,450	7,768,778

		12,073,566

Apparel & Textiles - 0.52%
Coach, Inc. *	117,400	3,590,092

Auto Parts - 3.20%
BorgWarner, Inc.	214,062	10,362,741
Johnson Controls, Inc.	319,719	11,522,673

		21,885,414

Automobiles - 1.21%
PACCAR, Inc.	151,950	8,278,236

Banking - 1.73%
City National Corp.	45,800	2,727,390
Fifth Third Bancorp	361,805	9,092,160

		11,819,550

Biotechnology - 3.06%
Amgen, Inc. *	45,400	2,108,376
Cephalon, Inc. *	40,597	2,913,241
Genzyme Corp. *	186,298	13,868,023
Millipore Corp. *	28,600	2,092,948

		20,982,588

Broadcasting - 0.99%
News Corp., Class A	331,700	6,796,533

Building Materials & Construction - 1.63%
Masco Corp.	515,722	11,144,752

Business Services - 0.70%
R.H. Donnelley Corp. *	132,010	4,815,725

Cable & Television - 1.82%
Comcast Corp., Class A *	321,500	5,870,590
Viacom, Inc., Class B *	150,300	6,601,176

		12,471,766

Coal - 2.05%
Patriot Coal Corp. *	9,620	401,539

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Coal (continued)
Peabody Energy Corp.	220,800	$13,610,112

		14,011,651

Computers & Business Equipment - 1.85%
Dell, Inc. *	266,100	6,522,111
Lexmark International, Inc. *	67,700	2,360,022
Network Appliance, Inc. *	151,900	3,791,424

		12,673,557

Crude Petroleum & Natural Gas - 1.57%
EOG Resources, Inc.	120,700	10,772,475

Drugs & Health Care - 2.35%
Wyeth	364,682	16,115,298

Electrical Utilities - 5.06%
American Electric Power Company, Inc.	144,557	6,730,574
Exelon Corp.	293,087	23,927,623
Northeast Utilities	20,600	644,986
Pepco Holdings, Inc.	113,119	3,317,780

		34,620,963

Energy - 1.24%
Sempra Energy	137,186	8,489,070

Financial Services - 14.30%
Bank of New York Mellon Corp.	303,476	14,797,490
Citigroup, Inc.	634,166	18,669,847
Discover Financial Services	284,043	4,283,368
Federal Home Loan Mortgage Corp.	255,755	8,713,573
JP Morgan Chase & Company	184,301	8,044,739
Morgan Stanley	344,487	18,295,705
PNC Financial Services Group, Inc.	79,996	5,251,737
Wells Fargo & Company	656,622	19,823,418

		97,879,877

Food & Beverages - 1.23%
Sysco Corp.	268,923	8,393,087

Gas & Pipeline Utilities - 0.48%
NiSource, Inc.	172,602	3,260,452

Healthcare Products - 3.36%
Johnson & Johnson	194,692	12,985,956
Medtronic, Inc.	198,666	9,986,940

		22,972,896

Healthcare Services - 2.38%
DaVita, Inc. *	37,800	2,130,030
Medco Health Solutions, Inc. *	82,850	8,400,990
UnitedHealth Group, Inc.	99,467	5,788,979

		16,319,999

Holdings Companies/Conglomerates - 3.32%
General Electric Company	613,900	22,757,273

Household Products - 0.86%
Fortune Brands, Inc.	81,400	5,890,104

Insurance - 2.79%
AFLAC, Inc.	170,800	10,697,204
Hartford Financial Services Group, Inc.	78,162	6,814,945

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Principal Financial Group, Inc.	22,600	$1,555,784

		19,067,933

International Oil - 1.86%
Chevron Corp.	58,500	5,459,805
Exxon Mobil Corp.	77,731	7,282,617

		12,742,422

Internet Software - 1.57%
Symantec Corp. *	667,615	10,775,306

Investment Companies - 0.83%
SPDR Trust Series 1	28,000	4,093,880
The Blackstone Group LP (a)	72,549	1,605,509

		5,699,389

Leisure Time - 2.11%
Carnival Corp. (a)	236,401	10,517,480
Royal Caribbean Cruises, Ltd.	93,100	3,951,164

		14,468,644

Life Sciences - 0.41%
Pharmaceutical Product Development, Inc.	70,000	2,825,900

Liquor - 1.62%
Anheuser-Busch Companies, Inc.	101,400	5,307,276
Constellation Brands, Inc., Class A *	245,600	5,805,984

		11,113,260

Manufacturing - 2.59%
Harley-Davidson, Inc.	69,300	3,237,003
Illinois Tool Works, Inc.	270,752	14,496,062

		17,733,065

Petroleum Services - 2.94%
ENSCO International, Inc.	95,000	5,663,900
Halliburton Company	382,300	14,492,993

		20,156,893

Pharmaceuticals - 5.65%
Allergan, Inc.	242,674	15,589,378
Bristol-Myers Squibb Company	167,601	4,444,778
Merck & Company, Inc.	255,300	14,835,483
Schering-Plough Corp.	141,900	3,780,216

		38,649,855

Publishing - 0.46%
McGraw-Hill Companies, Inc.	71,500	3,132,415

Railroads & Equipment - 2.07%
Burlington Northern Santa Fe Corp.	169,950	14,144,938

Retail Trade - 2.13%
Chico’s FAS, Inc. *	206,500	1,864,695
Costco Wholesale Corp.	98,410	6,865,082
Target Corp.	116,700	5,835,000

		14,564,777

Semiconductors - 6.40%
Analog Devices, Inc.	349,500	11,079,150
Intel Corp.	808,600	21,557,276

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Linear Technology Corp. (a)	159,300	$5,070,519
Xilinx, Inc.	277,909	6,077,870

		43,784,815

Software - 3.58%
Intuit, Inc. *	168,600	5,329,446
Microsoft Corp.	480,711	17,113,312
Red Hat, Inc. *	99,900	2,081,916

		24,524,674

Telephone - 3.22%
AT&T, Inc.	260,726	10,835,773
Sprint Nextel Corp.	853,638	11,208,267

		22,044,040

Trucking & Freight - 2.23%
FedEx Corp.	122,617	10,933,758
Ryder Systems, Inc.	92,700	4,357,827

		15,291,585

TOTAL COMMON STOCKS (Cost $696,477,992)		$678,734,835

SHORT TERM INVESTMENTS - 2.49%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$17,080,273	$17,080,273

TOTAL SHORT TERM INVESTMENTS
(Cost $17,080,273)		$17,080,273

REPURCHASE AGREEMENTS - 0.86%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$5,878,175 on 01/02/2008,
collateralized by $5,460,000
Federal Home Loan Mortgage
Corp., 5.50% due 07/18/2016
(valued at $5,999,175, including
interest)	$5,877,000	$5,877,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,877,000)		$5,877,000

Total Investments (Large Cap Trust)
(Cost $719,435,265) - 102.48%		$701,692,108
Liabilities in Excess of Other Assets - (2.48)%		(16,975,377)

TOTAL NET ASSETS - 100.00%		$684,716,731

Large Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.83%

Aerospace - 2.86%
Lockheed Martin Corp.	30,480	$3,208,325
Northrop Grumman Corp.	109,000	8,571,760
Raytheon Company	77,000	4,673,900

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
United Technologies Corp.	20,000	$1,530,800

		17,984,785

Agriculture - 1.11%
The Mosaic Company *	74,000	6,981,160

Banking - 0.92%
Bank of America Corp.	99,000	4,084,740
Comerica, Inc.	39,000	1,697,670

		5,782,410

Biotechnology - 0.87%
Biogen Idec, Inc. *	96,000	5,464,320

Business Services - 0.78%
Computer Sciences Corp. *	99,000	4,897,530

Cellular Communications - 0.34%
Telephone & Data Systems, Inc.	34,000	2,128,400

Chemicals - 2.10%
Dow Chemical Company	199,000	7,844,580
E.I. Du Pont de Nemours & Company	121,000	5,334,890

		13,179,470

Commercial Services - 0.51%
Shaw Group, Inc. *	53,000	3,203,320

Computers & Business Equipment - 6.31%
EMC Corp. *	274,000	5,077,220
Hewlett-Packard Company	120,000	6,057,600
International Business Machines Corp.	84,000	9,080,400
Juniper Networks, Inc. *	196,000	6,507,200
Sun Microsystems, Inc. *	312,000	5,656,560
Western Digital Corp. *	119,000	3,594,990
Xerox Corp. *	229,000	3,707,510

		39,681,480

Cosmetics & Toiletries - 1.04%
Colgate-Palmolive Company	84,000	6,548,640

Crude Petroleum & Natural Gas - 5.64%
Marathon Oil Corp.	171,000	10,407,060
Noble Energy, Inc.	91,000	7,236,320
Occidental Petroleum Corp.	163,000	12,549,370
Sunoco, Inc.	73,000	5,288,120

		35,480,870

Domestic Oil - 0.90%
Frontier Oil Corp.	139,000	5,640,620

Electronics - 1.66%
Agilent Technologies, Inc. *	75,000	2,755,500
Arrow Electronics, Inc. *	98,000	3,849,440
L-3 Communications Holdings, Inc.	36,000	3,813,840

		10,418,780

Energy - 0.83%
NRG Energy, Inc. *	121,000	5,244,140

Financial Services - 5.43%
Citigroup, Inc.	33,000	971,520

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Goldman Sachs Group, Inc.	42,000	$9,032,100
JP Morgan Chase & Company	398,000	17,372,700
Nasdaq Stock Market, Inc. *	136,000	6,730,640

		34,106,960

Food & Beverages - 0.68%
H.J. Heinz Company	65,000	3,034,200
J.M. Smucker Company	24,000	1,234,560

		4,268,760

Healthcare Services - 4.19%
Humana, Inc. *	59,000	4,443,290
McKesson Corp.	98,000	6,419,980
Medco Health Solutions, Inc. *	62,000	6,286,800
WellPoint, Inc. *	105,000	9,211,650

		26,361,720

Holdings Companies/Conglomerates - 4.17%
General Electric Company	481,000	17,830,670
Loews Corp.	167,000	8,406,780

		26,237,450

Hotels & Restaurants - 1.79%
McDonald’s Corp.	191,000	11,251,810

Industrial Machinery - 3.21%
AGCO Corp. *	93,000	6,322,140
Deere & Company	110,000	10,243,200
Parker-Hannifin Corp.	48,000	3,614,880

		20,180,220

Insurance - 12.31%
ACE, Ltd.	134,000	8,278,520
Aetna, Inc.	111,000	6,408,030
Allstate Corp.	116,000	6,058,680
American International Group, Inc.	255,000	14,866,500
Aon Corp.	40,000	1,907,600
Chubb Corp.	155,000	8,459,900
Hanover Insurance Group, Inc.	20,000	916,000
HCC Insurance Holdings, Inc.	47,000	1,347,960
MetLife, Inc.	140,000	8,626,800
Prudential Financial, Inc.	43,000	4,000,720
The Travelers Companies, Inc.	175,000	9,415,000
XL Capital, Ltd., Class A	141,000	7,093,710

		77,379,420

International Oil - 13.96%
Chevron Corp.	260,000	24,265,800
ConocoPhillips	221,000	19,514,300
Exxon Mobil Corp.	469,000	43,940,610

		87,720,710

Internet Software - 0.37%
McAfee, Inc. *	62,000	2,325,000

Leisure Time - 1.48%
Walt Disney Company	288,000	9,296,640

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 2.02%
Honeywell International, Inc.	114,000	$7,018,980
SPX Corp.	55,000	5,656,750

		12,675,730

Paper - 1.00%
International Paper Company (a)	195,000	6,314,100

Petroleum Services - 3.68%
ENSCO International, Inc.	114,000	6,796,680
Tesoro Corp.	100,000	4,770,000
Tidewater, Inc.	88,000	4,827,680
Valero Energy Corp.	96,000	6,722,880

		23,117,240

Pharmaceuticals - 6.79%
AmerisourceBergen Corp.	116,000	5,204,920
Eli Lilly & Company	161,000	8,595,790
Merck & Company, Inc.	143,000	8,309,730
Pfizer, Inc.	906,000	20,593,380

		42,703,820

Railroads & Equipment - 1.17%
CSX Corp.	167,000	7,344,660

Retail Grocery - 1.05%
The Kroger Company	247,000	6,597,370

Retail Trade - 1.73%
Dollar Tree Stores, Inc. *	58,000	1,503,360
RadioShack Corp. (a)	297,000	5,007,420
Tiffany & Company (a)	95,000	4,372,850

		10,883,630

Sanitary Services - 1.16%
Republic Services, Inc.	41,000	1,285,350
Waste Management, Inc.	183,000	5,978,610

		7,263,960

Semiconductors - 1.97%
Integrated Device Technology, Inc. *	58,000	655,980
Intersil Corp., Class A	106,000	2,594,880
KLA-Tencor Corp.	100,000	4,816,000
Novellus Systems, Inc. *	135,000	3,721,950
QLogic Corp. *	44,000	624,800

		12,413,610

Software - 1.42%
BMC Software, Inc. *	57,665	2,055,180
Compuware Corp. *	279,000	2,477,520
Novell, Inc. *	263,000	1,806,810
Oracle Corp. *	115,739	2,613,387

		8,952,897

Telecommunications Equipment &
Services - 0.85%
ADC Telecommunications, Inc. *	344,000	5,349,200

Telephone - 3.13%
AT&T, Inc.	255,000	10,597,800
CenturyTel, Inc.	90,000	3,731,400

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telephone (continued)
Qwest Communications International, Inc. *	760,000	$5,327,600

		19,656,800
Toys, Amusements & Sporting Goods - 0.40%
Hasbro, Inc.	99,000	2,532,420

TOTAL COMMON STOCKS (Cost $567,124,455)		$627,570,052

SHORT TERM INVESTMENTS - 2.44%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$15,319,862	$15,319,862

TOTAL SHORT TERM INVESTMENTS
(Cost $15,319,862)		$15,319,862

REPURCHASE AGREEMENTS - 0.11%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$691,138 on 01/02/2008,
collateralized by $705,000 Federal
Home Loan Mortgage Corp.,
6.00% due 04/16/2037 (valued at
$709,406, including interest)	$691,000	$691,000

TOTAL REPURCHASE AGREEMENTS
(Cost $691,000)		$691,000

Total Investments (Large Cap Value Trust)
(Cost $583,135,317) - 102.38%		$643,580,914
Liabilities in Excess of Other Assets - (2.38)%		(14,977,980)

TOTAL NET ASSETS - 100.00%		$628,602,934

Managed Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 57.42%

Advertising - 0.01%
Interpublic Group of Companies, Inc. *	18,200	$147,602

Aerospace - 0.21%
General Dynamics Corp.	2,700	240,273
Goodrich Corp.	9,700	684,917
Rockwell Collins, Inc.	6,000	431,820
United Technologies Corp.	20,500	1,569,070

		2,926,080

Agriculture - 0.36%
Monsanto Company	45,800	5,115,402

Aluminum - 0.09%
Alcoa, Inc.	33,000	1,206,150

Apparel & Textiles - 0.63%
Coach, Inc. *	95,100	2,908,158
Liz Claiborne, Inc.	33,800	687,830
Mohawk Industries, Inc. * (a)	4,000	297,600
NIKE, Inc., Class B	40,700	2,614,568

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
Polo Ralph Lauren Corp., Class A	6,600	$407,814
VF Corp.	28,900	1,984,274

		8,900,244

Auto Parts - 0.29%
Autoliv, Inc.	9,700	511,287
AutoZone, Inc. *	12,500	1,498,875
Johnson Controls, Inc.	56,700	2,043,468

		4,053,630

Auto Services - 0.04%
AutoNation, Inc. *	39,500	618,570

Automobiles - 0.50%
Ford Motor Company *	209,900	1,412,627
General Motors Corp.	29,000	721,810
PACCAR, Inc.	88,775	4,836,462

		6,970,899

Banking - 0.63%
Bank of America Corp.	120,484	4,971,170
BB&T Corp.	18,800	576,596
Comerica, Inc.	14,400	626,832
Fifth Third Bancorp	6,900	173,397
First Horizon National Corp. (a)	9,400	170,610
Guaranty Financial Group, Inc. *	1,000	16,000
National City Corp.	77,800	1,280,588
U.S. Bancorp	34,600	1,098,204

		8,913,397

Biotechnology - 0.21%
Amgen, Inc. *	52,900	2,456,676
Biogen Idec, Inc. *	8,600	489,512

		2,946,188

Broadcasting - 0.13%
Discovery Holding Company *	22,300	560,622
Liberty Global, Inc., Class A *	10,800	423,252
Liberty Media Corp., Capital, Series A *	6,700	780,483

		1,764,357

Building Materials & Construction - 0.03%
Masco Corp.	19,100	412,751

Business Services - 0.57%
Affiliated Computer Services, Inc., Class A *	8,800	396,880
DST Systems, Inc. *	1,100	90,805
Fiserv, Inc. *	69,800	3,873,202
Fluor Corp.	7,500	1,092,900
Jacobs Engineering Group, Inc. *	10,200	975,222
Manpower, Inc.	6,100	347,090
Moody’s Corp.	6,000	214,200
NCR Corp. *	9,000	225,900
R.R. Donnelley & Sons Company	9,000	339,660
Total Systems Services, Inc. (a)	17,700	495,600

		8,051,459

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cable & Television - 0.05%
DIRECTV Group, Inc. *	19,100	$441,592
Time Warner, Inc.	18,900	312,039

		753,631

Chemicals - 0.19%
Air Products & Chemicals, Inc.	4,600	453,698
Celanese Corp., Series A	12,100	512,072
Dow Chemical Company	22,400	883,008
Lubrizol Corp.	7,200	389,952
Praxair, Inc.	4,400	390,324

		2,629,054

Computers & Business Equipment - 4.80%
Apple, Inc. *	71,300	14,123,104
Cisco Systems, Inc. *	498,700	13,499,809
Cognizant Technology Solutions Corp.,
Class A *	10,000	339,400
Dell, Inc. *	478,700	11,732,937
EMC Corp. *	375,900	6,965,427
Hewlett-Packard Company	21,500	1,085,320
International Business Machines Corp.	174,100	18,820,210
Juniper Networks, Inc. *	8,200	272,240
Lexmark International, Inc. *	16,800	585,648

		67,424,095

Construction Materials - 0.10%
Martin Marietta Materials, Inc. (a)	3,200	424,320
Trane, Inc.	14,000	653,940
Vulcan Materials Company	3,600	284,724

		1,362,984

Containers & Glass - 0.09%
Ball Corp.	4,800	216,000
Owens-Illinois, Inc. *	17,900	886,050
Sealed Air Corp.	7,000	161,980

		1,264,030

Cosmetics & Toiletries - 1.14%
Avon Products, Inc.	14,900	588,997
Colgate-Palmolive Company	17,100	1,333,116
Estee Lauder Companies, Inc., Class A	5,400	235,494
Kimberly-Clark Corp.	53,500	3,709,690
Procter & Gamble Company	138,300	10,153,986

		16,021,283

Crude Petroleum & Natural Gas - 0.54%
Apache Corp.	14,700	1,580,838
Devon Energy Corp.	16,700	1,484,797
Hess Corp.	3,100	312,666
Marathon Oil Corp.	9,700	590,342
Occidental Petroleum Corp.	41,600	3,202,784
Sunoco, Inc.	5,500	398,420

		7,569,847

Drugs & Health Care - 0.24%
Wyeth	74,600	3,296,574

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Educational Services - 0.41%
Apollo Group, Inc., Class A *	66,400	$4,657,960
ITT Educational Services, Inc. *	12,200	1,040,294

		5,698,254

Electrical Utilities - 0.67%
American Electric Power Company, Inc.	23,500	1,094,160
CenterPoint Energy, Inc. (a)	13,600	232,968
Constellation Energy Group, Inc.	12,200	1,250,866
Edison International	15,100	805,887
Entergy Corp.	14,900	1,780,848
FPL Group, Inc.	20,000	1,355,600
Mirant Corp. *	14,100	549,618
Northeast Utilities	5,400	169,074
PPL Corp.	3,300	171,897
Public Service Enterprise Group, Inc.	12,900	1,267,296
Reliant Energy, Inc. *	30,100	789,824

		9,468,038

Electronics - 0.16%
Arrow Electronics, Inc. *	7,700	302,456
Avnet, Inc. *	19,900	695,903
L-3 Communications Holdings, Inc.	11,700	1,239,498

		2,237,857

Energy - 0.19%
Duke Energy Corp.	49,000	988,330
McDermott International, Inc. *	15,600	920,868
NRG Energy, Inc. *	13,300	576,422
Sempra Energy	3,600	222,768

		2,708,388

Financial Services - 1.45%
Citigroup, Inc.	353,000	10,392,320
Eaton Vance Corp.	11,400	517,674
Federal National Mortgage Association	133,700	5,345,326
Franklin Resources, Inc.	14,200	1,624,906
Goldman Sachs Group, Inc.	6,200	1,333,310
Janus Capital Group, Inc.	5,100	167,535
Leucadia National Corp.	4,700	221,370
SEI Investments Company	10,500	337,785
Washington Mutual, Inc.	34,176	465,135

		20,405,361

Food & Beverages - 2.60%
Kraft Foods, Inc., Class A	57,736	1,883,926
PepsiCo, Inc.	142,000	10,777,800
The Coca-Cola Company	379,100	23,265,367
Tyson Foods, Inc., Class A	40,700	623,931

		36,551,024

Forest Products - 0.07%
Weyerhaeuser Company	14,200	1,047,108

Gas & Pipeline Utilities - 0.16%
Transocean, Inc. *	15,314	2,192,199

Healthcare Products - 3.29%
Baxter International, Inc.	21,700	1,259,685

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Intuitive Surgical, Inc. *	3,400	$1,103,300
Johnson & Johnson	342,800	22,864,760
Medtronic, Inc.	85,600	4,303,112
Patterson Companies, Inc. *	47,600	1,616,020
St. Jude Medical, Inc. *	16,500	670,560
Stryker Corp.	87,900	6,567,888
Zimmer Holdings, Inc. *	118,300	7,825,545

		46,210,870

Healthcare Services - 3.83%
Cardinal Health, Inc.	34,300	1,980,825
Cerner Corp. *	1,400	78,960
Coventry Health Care, Inc. *	30,400	1,801,200
Express Scripts, Inc. *	105,800	7,723,400
McKesson Corp.	53,100	3,478,581
Medco Health Solutions, Inc. *	28,300	2,869,620
Quest Diagnostics, Inc.	22,000	1,163,800
UnitedHealth Group, Inc.	525,900	30,607,380
WellPoint, Inc. *	46,900	4,114,537

		53,818,303

Holdings Companies/Conglomerates - 0.05%
General Electric Company	5,800	215,006
Textron, Inc.	6,000	427,800

		642,806

Homebuilders - 0.11%
Lennar Corp., Class A (a)	13,200	236,148
Standard Pacific Corp. (a)	292,400	979,540
Toll Brothers, Inc. *	17,600	353,056

		1,568,744

Hotels & Restaurants - 0.66%
Marriott International, Inc., Class A	12,000	410,160
McDonald’s Corp.	113,100	6,662,721
Starbucks Corp. *	68,400	1,400,148
Wynn Resorts, Ltd. *	700	78,491
Yum! Brands, Inc.	19,200	734,784

		9,286,304

Household Products - 0.14%
Energizer Holdings, Inc. *	17,900	2,007,127

Industrial Machinery - 0.70%
Cameron International Corp. *	13,600	654,568
Caterpillar, Inc.	27,700	2,009,912
Cummins, Inc.	6,200	789,694
Deere & Company	33,600	3,128,832
FMC Technologies, Inc. *	1,400	79,380
Ingersoll-Rand Company, Ltd., Class A	15,500	720,285
ITT Corp.	13,300	878,332
Pall Corp.	13,600	548,352
Parker-Hannifin Corp.	10,500	790,755
W.W. Grainger, Inc.	2,700	236,304

		9,836,414

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrials - 0.01%
Fastenal Company	2,000	$80,840

Insurance - 1.96%
ACE, Ltd.	12,800	790,784
Aetna, Inc.	37,000	2,136,010
AFLAC, Inc.	19,600	1,227,548
Allstate Corp.	84,700	4,423,881
Ambac Financial Group, Inc. (a)	15,400	396,858
American International Group, Inc.	87,500	5,101,250
Aon Corp.	11,200	534,128
Brown & Brown, Inc.	20,300	477,050
Chubb Corp.	11,700	638,586
CIGNA Corp.	35,700	1,918,161
CNA Financial Corp.	3,700	124,764
First American Corp.	13,600	464,032
Hartford Financial Services Group, Inc.	6,200	540,578
Markel Corp. *	900	441,990
MBIA, Inc. (a)	9,600	178,848
MetLife, Inc.	4,000	246,480
Old Republic International Corp.	15,950	245,789
PMI Group, Inc.	12,200	162,016
Progressive Corp. *	52,000	996,320
Prudential Financial, Inc.	17,200	1,600,288
SAFECO Corp.	6,600	367,488
The Travelers Companies, Inc.	47,200	2,539,360
Torchmark Corp.	12,600	762,678
UnumProvident Corp.	43,700	1,039,623
W.R. Berkley Corp.	7,200	214,632

		27,569,142

International Oil - 6.15%
Anadarko Petroleum Corp.	17,400	1,143,006
Chevron Corp.	314,800	29,380,284
ConocoPhillips	95,352	8,419,582
Exxon Mobil Corp.	484,300	45,374,067
Murphy Oil Corp.	1,100	93,324
Noble Corp.	6,700	378,617
Weatherford International, Ltd. *	23,600	1,618,960

		86,407,840

Internet Content - 0.49%
Google, Inc., Class A *	9,900	6,845,652

Internet Retail - 1.05%
Amazon.com, Inc. *	57,800	5,354,592
eBay, Inc. *	239,800	7,958,962
Expedia, Inc. *	32,700	1,033,974
IAC/InterActiveCorp. *	13,300	358,036

		14,705,564

Internet Software - 0.11%
McAfee, Inc. *	19,900	746,250
VeriSign, Inc. *	20,200	759,722

		1,505,972

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Leisure Time - 0.13%
Carnival Corp.	18,900	$840,861
MGM MIRAGE *	12,300	1,033,446

		1,874,307

Life Sciences - 0.02%
Waters Corp. *	3,700	292,559

Liquor - 0.19%
Anheuser-Busch Companies, Inc.	50,500	2,643,170

Manufacturing - 1.47%
3M Company	102,200	8,617,504
Danaher Corp.	45,500	3,992,170
Eaton Corp.	5,700	552,615
Harley-Davidson, Inc.	59,500	2,779,245
Honeywell International, Inc.	63,300	3,897,381
Illinois Tool Works, Inc.	7,100	380,134
SPX Corp.	4,100	421,685

		20,640,734

Metal & Metal Products - 0.19%
Precision Castparts Corp.	19,100	2,649,170

Office Furnishings & Supplies - 0.02%
Office Depot, Inc. *	24,600	342,186

Paper - 0.00%
Temple-Inland, Inc.	3,000	62,550

Petroleum Services - 1.05%
Baker Hughes, Inc.	1,000	81,100
Diamond Offshore Drilling, Inc.	5,100	724,200
Halliburton Company	11,900	451,129
Schlumberger, Ltd.	91,000	8,951,670
Smith International, Inc.	13,600	1,004,360
Valero Energy Corp.	50,800	3,557,524

		14,769,983

Pharmaceuticals - 5.64%
Abbott Laboratories	96,700	5,429,705
AmerisourceBergen Corp.	38,100	1,709,547
Bristol-Myers Squibb Company	25,300	670,956
Celgene Corp. *	1,300	60,073
Eli Lilly & Company	62,200	3,320,858
Forest Laboratories, Inc. *	103,000	3,754,350
Gilead Sciences, Inc. *	4,600	211,646
King Pharmaceuticals, Inc. *	34,400	352,256
Merck & Company, Inc.	508,700	29,560,557
Pfizer, Inc.	1,339,400	30,444,562
Schering-Plough Corp.	139,600	3,718,944

		79,233,454

Publishing - 0.15%
Gannett Company, Inc.	46,200	1,801,800
McGraw-Hill Companies, Inc.	7,300	319,813

		2,121,613

Railroads & Equipment - 0.06%
CSX Corp.	7,300	321,054

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Railroads & Equipment (continued)
Union Pacific Corp.	4,200	$527,604

		848,658

Real Estate - 0.00%
Forestar Real Estate Group, Inc. *	1,000	23,590

Retail Grocery - 0.36%
Safeway, Inc.	51,100	1,748,131
SUPERVALU, Inc.	35,808	1,343,516
The Kroger Company	73,000	1,949,830

		5,041,477

Retail Trade - 5.45%
Abercrombie & Fitch Company, Class A	17,800	1,423,466
Advance Auto Parts, Inc.	2,200	83,578
American Eagle Outfitters, Inc.	26,200	544,174
Bed Bath & Beyond, Inc. *	55,500	1,631,145
Best Buy Company, Inc.	6,800	358,020
CarMax, Inc. * (a)	25,300	499,675
CVS Caremark Corp.	2,000	79,500
Family Dollar Stores, Inc.	22,600	434,598
GameStop Corp., Class A *	4,200	260,862
Home Depot, Inc.	664,800	17,909,712
Kohl’s Corp. *	48,000	2,198,400
Lowe’s Companies, Inc.	383,700	8,679,294
Nordstrom, Inc.	20,800	763,984
RadioShack Corp. (a)	18,400	310,224
Ross Stores, Inc.	13,800	352,866
Staples, Inc.	63,200	1,458,024
Target Corp.	80,500	4,025,000
The TJX Companies, Inc.	8,300	238,459
Tiffany & Company (a)	19,700	906,791
Walgreen Company	91,400	3,480,512
Wal-Mart Stores, Inc.	651,500	30,965,795

		76,604,079

Semiconductors - 0.32%
Analog Devices, Inc.	12,900	408,930
Intel Corp.	106,500	2,839,290
KLA-Tencor Corp.	13,600	654,976
Texas Instruments, Inc.	2,500	83,500
Xilinx, Inc.	21,100	461,457

		4,448,153

Software - 2.91%
Adobe Systems, Inc. *	10,600	452,938
Autodesk, Inc. *	1,700	84,592
BMC Software, Inc. *	13,200	470,448
CA, Inc.	13,700	341,815
Citrix Systems, Inc. *	7,300	277,473
Intuit, Inc. *	14,500	458,345
Microsoft Corp.	900,500	32,057,800
Oracle Corp. *	300,300	6,780,774

		40,924,185

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 2.23%
Corning, Inc.	35,500	$851,645
QUALCOMM, Inc.	340,600	13,402,610
Verizon Communications, Inc.	389,300	17,008,517

		31,262,772
Telephone - 0.69%
AT&T, Inc.	234,742	9,755,878

Tires & Rubber - 0.06%
Goodyear Tire & Rubber Company *	28,100	792,982

Tobacco - 1.08%
Altria Group, Inc.	189,800	14,345,084
UST, Inc.	14,500	794,600

		15,139,684
Toys, Amusements & Sporting Goods - 0.11%
Hasbro, Inc.	27,800	711,124
Mattel, Inc.	41,300	786,352

		1,497,476
Transportation - 0.03%
C.H. Robinson Worldwide, Inc.	8,900	481,668

Trucking & Freight - 0.15%
FedEx Corp.	8,300	740,111
United Parcel Service, Inc., Class B	18,700	1,322,464

		2,062,575

TOTAL COMMON STOCKS (Cost $792,203,249)		$806,654,937

U.S. TREASURY OBLIGATIONS - 4.39%

U.S. Treasury Bonds - 0.53%
4.75% due 02/15/2037	7,157,000	7,494,724

U.S. Treasury Notes - 3.86%
3.375% due 11/30/2012	12,125,000	12,084,272
4.25% due 11/15/2017	37,854,000	38,513,492
4.625% due 07/31/2009	1,145,000	1,171,657
4.75% due 05/31/2012	1,665,000	1,757,226
4.875% due 06/30/2009	665,000	682,041

		54,208,688

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $61,057,603)		$61,703,412

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.70%

Federal Home Loan Bank - 0.04%
4.50% due 11/15/2012	500,000	511,911

Federal Home Loan Mortgage Corp. - 0.64%
4.6450% due 07/01/2035	1,166,359	1,164,853
5.00% due 07/15/2014	270,000	283,417
5.00% TBA **	4,040,000	3,941,525
6.00% due 08/01/2017	123,159	126,122
6.50% due 03/01/2017	73,647	76,169
6.50% TBA **	3,350,000	3,443,170

		9,035,256

Managed Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association - 8.94%
3.716% due 07/01/2033 (b)	$60,824	$61,109
4.375% due 03/15/2013	4,250,000	4,325,880
4.50% due 10/01/2018	2,809,123	2,763,961
5.00% due 12/01/2034 to 07/01/2035	13,396,478	13,084,257
5.00% TBA **	23,110,000	22,553,927
5.50% due 07/01/2017 to 12/01/2034	20,576,914	20,632,775
5.50% TBA **	9,590,000	9,578,013
6.00% due 07/01/2016 to 03/01/2036	23,777,934	24,202,763
6.00% TBA **	12,617,000	12,814,153
6.25% due 05/15/2029	875,000	1,026,946
6.50% due 02/01/2036	426,716	438,682
6.50% TBA **	7,733,000	7,948,070
7.00% due 12/01/2012 to 10/25/2041	2,390,089	2,481,084
7.00% TBA **	3,405,000	3,541,200
7.50% due 11/01/2030 to 07/01/2031	86,176	91,919

		125,544,739
Government National Mortgage
Association - 0.08%
5.00% due 01/15/2035 to 04/15/2035	791,422	780,083
5.50% due 03/15/2035	412,584	415,725

		1,195,808

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $133,844,580)		$136,287,714

FOREIGN GOVERNMENT OBLIGATIONS - 0.16%

Chile - 0.13%
Republic of Chile
5.4106% due 01/28/2008 (b)	1,800,000	1,797,840

Mexico - 0.01%
Government of Mexico
9.875% due 02/01/2010	95,000	105,117

Peru - 0.02%
Republic of Peru
7.35% due 07/21/2025	250,000	285,000

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $2,155,314)		$2,187,957

CORPORATE BONDS - 14.25%

Aerospace - 0.04%
BAE Systems 2001 Asset Trust PLC
6.664% due 09/15/2013 (g)	395,586	407,453
7.156% due 12/15/2011 (g)	186,527	195,916

		603,369
Automobiles - 0.08%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008	100,000	99,615
5.875% due 03/15/2011	1,080,000	1,095,875

		1,195,490
Banking - 1.35%
BAC Capital Trust XI
6.625% due 05/23/2036	1,405,000	1,366,902

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
BAC Capital Trust XIII
5.3906% due 03/15/2043 (b)	$945,000	$791,682
BAC Capital Trust XV
5.9238% due 06/01/2056 (b)	1,600,000	1,332,682
Banco Santander Chile
5.4963% due 12/09/2009 (b)(g)	2,270,000	2,264,325
Chuo Mitsui Trust & Banking Company
5.506% due 12/29/2049 (b)(g)	150,000	137,923
Comerica Capital Trust II
6.576% due 02/20/2037 (b)	2,000,000	1,597,532
DBS Bank, Ltd.
7.125% due 05/15/2011 (g)	100,000	106,055
HBOS PLC
5.375% due 12/29/2049 (b)(g)	190,000	173,208
HSBC Holdings PLC
6.50% due 09/15/2037	2,300,000	2,229,227
ICICI Bank, Ltd.
5.7875% due 01/12/2010 (b)(g)	520,000	513,292
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)	80,000	79,009
Landsbanki Islands HF
7.431% due 12/31/2049 (b)(g)	1,235,000	1,185,246
MBNA America Bank
5.375% due 01/15/2008	250,000	250,041
RBS Capital Trust IV
5.63% due 09/29/2049 (b)	320,000	308,730
Shinhan Bank
6.819% due 09/20/2036 (b)	1,090,000	994,126
Standard Chartered PLC
6.409% due 01/30/2017 (b)(g)	1,665,000	1,507,995
SunTrust Capital VIII
6.10% due 12/01/2066 (b)	1,325,000	1,102,693
SunTrust Preferred Capital I
5.853% due 12/15/2011 (b)	810,000	714,825
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	2,000,000	1,787,100
Wells Fargo & Company
3.50% due 04/04/2008 (c)	500,000	497,925

		18,940,518
Broadcasting - 0.06%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	125,000	128,400
News America Holdings, Inc.
6.75% due 01/09/2038	30,000	32,736
News America, Inc.
6.65% due 11/15/2037 (g)	612,000	631,263

		792,399
Cable & Television - 0.29%
Cox Communications, Inc., Class A
4.625% due 06/01/2013	757,000	724,229
Time Warner Entertainment Company LP
8.375% due 07/15/2033	600,000	722,765
Time Warner, Inc.
5.875% due 11/15/2016	1,000,000	993,856
7.625% due 04/15/2031	130,000	143,861

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Viacom, Inc.
6.25% due 04/30/2016	$975,000	$980,919
6.875% due 04/30/2036	530,000	531,445

		4,097,075
Cellular Communications - 0.09%
American Tower Corp.
7.50% due 05/01/2012	170,000	175,100
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	767,000	994,019
Rogers Wireless, Inc.
9.625% due 05/01/2011	140,000	159,366

		1,328,485
Chemicals - 0.10%
Cytec Industries, Inc.
6.75% due 03/15/2008	1,113,000	1,116,419
ICI Wilmington, Inc.
4.375% due 12/01/2008	235,000	234,677

		1,351,096
Crude Petroleum & Natural Gas - 0.15%
Hess Corp.
7.30% due 08/15/2031	820,000	921,082
Premcor Refining Group, Inc.
7.50% due 06/15/2015	170,000	176,064
Transocean, Inc.
6.00% due 03/15/2018	965,000	962,425

		2,059,571
Diversified Financial Services - 0.05%
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (g)	690,000	669,147

Domestic Oil - 0.01%
Devon Financing Corp., ULC
6.875% due 09/30/2011	150,000	160,634

Drugs & Health Care - 0.01%
Wyeth
4.375% due 03/01/2008	145,000	144,898

Electrical Utilities - 1.22%
AES Gener SA
7.50% due 03/25/2014	1,500,000	1,583,101
American Electric Power Company, Inc.
5.25% due 06/01/2015	930,000	903,088
Arizona Public Service Company
5.50% due 09/01/2035	860,000	734,399
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	666,000	728,100
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	690,000	757,611
Constellation Energy Group
7.60% due 04/01/2032	840,000	944,969
Consumers Energy Company
5.80% due 09/15/2035	1,000,000	958,482
Dominion Resources, Inc.
4.75% due 12/15/2010	835,000	836,616
5.70% due 09/17/2012	200,000	205,373

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Empresa Nacional De Electricidad
8.50% due 04/01/2009	$280,000	$292,706
Enersis SA
7.375% due 01/15/2014	883,000	945,312
FirstEnergy Corp.
6.45% due 11/15/2011	702,000	724,896
7.375% due 11/15/2031	530,000	581,536
Nevada Power Company
6.65% due 04/01/2036	1,500,000	1,518,603
Pacific Gas & Electric Company
4.20% due 03/01/2011	250,000	246,005
6.05% due 03/01/2034	1,850,000	1,846,925
PSEG Power LLC
5.00% due 04/01/2014	150,000	143,747
8.625% due 04/15/2031	50,000	61,520
Scottish Power PLC
4.91% due 03/15/2010	190,000	189,135
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (g)	500,000	507,539
TXU Corp., Series R
6.55% due 11/15/2034	835,000	604,296
TXU Electric Delivery Company
6.375% due 01/15/2015	1,695,000	1,735,465
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011 (g)	90,000	91,099

		17,140,523
Electronics - 0.01%
Jabil Circuit, Inc.
5.875% due 07/15/2010	210,000	212,507

Energy - 0.73%
Duke Capital LLC
6.75% due 02/15/2032	929,000	927,534
Duke Energy Corp.
3.75% due 03/05/2008	443,000	441,787
Enbridge Energy Partners L.P., Series B
4.75% due 06/01/2013	1,140,000	1,107,981
Enterprise Products Operating LP
4.95% due 06/01/2010	850,000	850,566
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015	943,000	900,775
6.875% due 03/01/2033	834,000	871,330
GS Caltex Corp.
5.50% due 08/25/2014 (g)	778,000	758,376
Nexen, Inc.
5.875% due 03/10/2035	993,000	935,614
Sempra Energy
4.75% due 05/15/2009	733,000	731,859
TEPPCO Partners, L.P.
6.125% due 02/01/2013	872,000	908,362
Texas Gas Transmission Corp.
4.60% due 06/01/2015	1,860,000	1,772,310

		10,206,494
Financial Services - 3.61%
Allied Capital Corp.
6.625% due 07/15/2011	625,000	628,779

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
American Express Bank FSB, BKNT
6.00% due 09/13/2017	$1,245,000	$1,251,938
American General Finance Corp.
6.90% due 12/15/2017	605,000	605,605
Ameriprise Financial, Inc.
5.65% due 11/15/2015	1,245,000	1,237,626
AXA Financial, Inc.
7.75% due 08/01/2010	712,000	764,581
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	1,645,000	1,559,950
Boeing Capital Corp.
6.50% due 02/15/2012	1,198,000	1,286,122
CIT Group, Inc.
4.00% due 05/08/2008	622,000	616,817
5.1675% due 11/03/2010 (b)	1,800,000	1,605,008
6.10% due 03/15/2067 (b)	1,900,000	1,379,588
Citigroup, Inc.
5.00% due 09/15/2014	200,000	190,569
5.625% due 08/27/2012	1,260,000	1,276,356
CNOOC Finance 2003, Ltd.
5.50% due 05/21/2033 (g)	896,000	848,851
Dresdner Bank-New York
7.25% due 09/15/2015	930,000	988,471
E*Trade Financial Corp.
7.375% due 09/15/2013	820,000	631,400
ERP Operating LP
4.75% due 06/15/2009	190,000	187,456
Fund American Companies, Inc.
5.875% due 05/15/2013	1,113,000	1,115,402
General Electric Capital Corp., Series A
5.875% due 02/15/2012	1,966,000	2,048,383
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	1,350,000	1,201,939
Goldman Sachs Group, Inc.
4.125% due 01/15/2008	1,050,000	1,049,623
5.25% due 04/01/2013	1,735,000	1,741,921
6.75% due 10/01/2037	2,740,000	2,719,540
HSBC Finance Corp.
4.625% due 01/15/2008	1,432,000	1,431,767
HSBC USA, Inc.
4.625% due 04/01/2014	750,000	718,718
International Lease Finance Corp.
3.50% due 04/01/2009	270,000	265,382
4.55% due 10/15/2009	100,000	99,274
4.75% due 07/01/2009	555,000	551,300
5.875% due 05/01/2013	1,317,000	1,338,806
John Deere Capital Corp., Series D
4.125% due 01/15/2010	625,000	623,918
JP Morgan Chase & Company
6.75% due 02/01/2011	1,000,000	1,049,993
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	1,670,000	1,506,818
JP Morgan Chase Capital XXIII
5.8688% due 05/15/2047 (b)	1,605,000	1,251,300
Lehman Brothers Holdings, Inc.
4.25% due 01/27/2010	310,000	304,608

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Lehman Brothers Holdings, Inc. (continued)
5.75% due 01/03/2017	$605,000	$581,190
6.50% due 07/19/2017	1,315,000	1,330,593
6.875% due 07/17/2037	105,000	102,657
MBNA Capital, Series B
5.7112% due 02/01/2027 (b)	325,000	285,844
Mizuho JGB Investment LLC
9.87% due 06/30/2049 (b)(g)	240,000	242,192
Morgan Stanley
6.75% due 04/15/2011	1,920,000	2,012,433
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008	1,132,000	1,130,053
NiSource Finance Corp.
6.15% due 03/01/2013	912,000	940,157
7.875% due 11/15/2010	1,530,000	1,623,055
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	2,124,000	1,465,560
Osiris Capital PLC, Series C
8.0925% due 01/15/2010 (b)(g)	1,960,000	1,962,468
Osiris Capital PLC, Series D
10.2425% due 01/15/2010 (b)(g)	765,000	770,755
Popular North America, Inc.
4.70% due 06/30/2009	1,500,000	1,485,218
Reliastar Financial Corp.
6.50% due 11/15/2008	160,000	161,540
SB Treasury Company LLC
9.40% due 12/29/2049 (b)(g)	100,000	101,969
Schwab Capital Trust I
7.50% due 11/15/2037 (b)	675,000	678,173
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)(g)	1,100,000	992,478
SLM Corp.
4.50% due 07/26/2010	760,000	697,070
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010 (g)	140,000	136,596

		50,777,810
Food & Beverages - 0.25%
General Mills, Inc.
5.70% due 02/15/2017	475,000	468,999
Kellogg Company, Series B
6.60% due 04/01/2011	200,000	211,932
Nabisco, Inc.
7.55% due 06/15/2015	500,000	546,881
Smithfield Foods, Inc.
7.00% due 08/01/2011	1,483,000	1,460,755
Tesco PLC
6.15% due 11/15/2037 (g)	845,000	825,513

		3,514,080
Gas & Pipeline Utilities - 0.39%
Duke Energy Field Services LLC
6.45% due 11/03/2036 (g)	1,020,000	992,327
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	660,000	597,448
7.30% due 08/15/2033	986,000	1,049,058

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
Michigan Consolidated Gas Company
5.70% due 03/15/2033	$986,000	$930,395
Southern Union Company
7.20% due 11/01/2066 (b)	970,000	954,073
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	932,000	893,235

		5,416,536
Healthcare Services - 0.47%
Aetna, Inc.
6.75% due 12/15/2037	1,205,000	1,201,984
Coventry Health Care, Inc.
5.875% due 01/15/2012	1,483,000	1,507,641
UnitedHealth Group, Inc.
3.75% due 02/10/2009	1,144,000	1,130,310
5.375% due 03/15/2016	650,000	637,092
5.80% due 03/15/2036	305,000	278,994
6.625% due 11/15/2037 (g)	612,000	621,161
WellPoint, Inc.
5.00% due 12/15/2014	686,000	657,127
6.375% due 06/15/2037	612,000	601,204

		6,635,513
Holdings Companies/Conglomerates - 0.20%
General Electric Company
5.00% due 02/01/2013	1,665,000	1,686,184
SPI Electricity & Gas Australia Holdings Party, Ltd.
6.15% due 11/15/2013 (g)	1,166,000	1,189,769

		2,875,953
Homebuilders - 0.12%
Centex Corp.
4.55% due 11/01/2010	1,800,000	1,603,035
Pulte Homes, Inc.
6.25% due 02/15/2013	100,000	89,009

		1,692,044
Hotels & Restaurants - 0.08%
Marriott International, Inc.
4.625% due 06/15/2012	565,000	553,634
Yum! Brands, Inc.
6.25% due 03/15/2018	605,000	612,706

		1,166,340
Industrial Machinery - 0.08%
Caterpillar, Inc.
7.25% due 09/15/2009	1,050,000	1,099,103

Insurance - 1.98%
ACE INA Holdings, Inc.
6.70% due 05/15/2036	765,000	775,657
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	600,000	627,890
AON Capital Trust A
8.205% due 01/01/2027	1,420,000	1,467,611
Assurant, Inc.
6.75% due 02/15/2034	1,965,000	1,915,443
Endurance Specialty Holdings, Ltd.
7.00% due 07/15/2034	870,000	838,036

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Financial Security Assurance Holdings, Ltd.
6.40% due 12/15/2066 (b)(g)	$1,745,000	$1,490,089
Foundation Re II, Ltd.
11.655% due 11/26/2010 (b)(g)	350,000	361,092
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	696,000	671,878
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (g)	1,140,000	1,040,163
7.50% due 08/15/2036 (g)	1,440,000	1,405,100
Lincoln National Corp.
6.05% due 04/20/2067 (b)	505,000	471,447
6.30% due 10/09/2037	925,000	899,478
7.00% due 05/17/2066 (b)	505,000	507,032
Markel Corp.
6.80% due 02/15/2013	945,000	995,435
Marsh & McLennan Companies, Inc.
5.375% due 07/15/2014	533,000	519,086
Merna Reinsurance, Ltd., Series B
6.58% due 12/31/2010 (b)(g)	1,000,000	987,900
MetLife, Inc.
5.70% due 06/15/2035	1,175,000	1,072,953
Mystic Re, Ltd.
11.3812% due 12/05/2008 (b)(g)	530,000	535,777
North Front Pass-Through Trust
5.81% due 12/15/2024 (b)(g)	250,000	239,204
Oil Casualty Insurance, Ltd.
8.00% due 09/15/2034 (g)	2,873,000	2,965,539
PartnerRe Finance
6.44% due 12/01/2066 (b)	1,600,000	1,407,341
Prudential Financial, Inc.
4.75% due 04/01/2014	125,000	119,203
StanCorp Financial Group, Inc.
6.90% due 05/29/2067 (b)	1,575,000	1,483,178
Travelers Property Casualty, Inc.
6.375% due 03/15/2033	1,130,000	1,117,707
W.R. Berkley Corp.
6.15% due 08/15/2019	1,166,000	1,128,398
White Mountains Re Group, Ltd.
7.506% due 05/29/2049 (b)(g)	1,205,000	1,075,226
XL Capital, Ltd.
5.25% due 09/15/2014	860,000	836,285
XL Capital, Ltd., Series E
6.50% due 12/31/2049 (b)	1,000,000	874,361

		27,828,509
International Oil - 0.20%
Pemex Project Funding Master Trust
6.125% due 08/15/2008	52,000	52,161
6.2906% due 06/15/2010 (b)(g)	200,000	202,800
7.375% due 12/15/2014	500,000	553,993
Talisman Energy, Inc.
6.25% due 02/01/2038	2,015,000	1,963,736

		2,772,690
Leisure Time - 0.10%
MGM Mirage, Inc.
6.00% due 10/01/2009	1,213,000	1,206,935

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Leisure Time (continued)
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	$135,000	$135,000

		1,341,935
Liquor - 0.09%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	1,232,000	1,319,784

Metal & Metal Products - 0.12%
Alcan, Inc.
5.00% due 06/01/2015	590,000	571,547
CODELCO, Inc.
5.625% due 09/21/2035 (g)	1,200,000	1,102,852

		1,674,399
Mining - 0.05%
Corporacion Nacional del Cobre
5.50% due 10/15/2013 (g)	702,000	712,723

Petroleum Services - 0.14%
Valero Logistics Operations LP
6.05% due 03/15/2013	1,875,000	1,916,603

Pharmaceuticals - 0.12%
Hospira, Inc.
5.90% due 06/15/2014	110,000	112,492
Schering Plough Corp.
5.55% due 12/01/2013	630,000	637,420
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	475,000	469,390
6.15% due 02/01/2036	475,000	471,706

		1,691,008
Real Estate - 1.02%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	1,763,000	1,770,748
Camden Property Trust, REIT
5.00% due 06/15/2015	360,000	330,604
Colonial Properties Trust, REIT
6.25% due 06/15/2014	1,380,000	1,355,204
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	125,000	121,741
Health Care Property Investors, Inc., REIT
6.30% due 09/15/2016	1,690,000	1,649,203
6.45% due 06/25/2012	648,000	659,552
Health Care, Inc., REIT
6.00% due 11/15/2013	523,000	517,874
6.20% due 06/01/2016	985,000	938,668
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	2,100,000	2,161,297
Rouse Company LP, REIT
6.75% due 05/01/2013 (g)	1,065,000	989,323
Rouse Company, REIT
5.375% due 11/26/2013	1,135,000	980,238
Simon Property Group LP, REIT
5.75% due 12/01/2015	1,000,000	971,254
5.875% due 03/01/2017	885,000	848,359
6.10% due 05/01/2016	1,000,000	988,360

		14,282,425

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Retail - 0.12%
CVS Caremark Corp.
6.302% due 06/01/2037 (b)	$1,000,000	$966,542
Kohl’s Corp.
6.25% due 12/15/2017	710,000	713,366

		1,679,908

Telecommunications Equipment &
Services - 0.35%
Deutsche Telekom International Finance BV
8.00% due 06/15/2010	721,000	769,734
8.25% due 06/15/2030	510,000	636,353
France Telecom SA
7.75% due 03/01/2011	470,000	505,168
8.50% due 03/01/2031	1,280,000	1,659,721
SBC Communications, Inc.
4.125% due 09/15/2009	40,000	39,746
5.10% due 09/15/2014	40,000	39,586
5.625% due 06/15/2016	550,000	556,279
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011 (g)	75,000	79,464
Verizon Communications, Inc.
7.375% due 09/01/2012	618,000	682,339

		4,968,390

Telephone - 0.45%
AT&T, Inc.
6.30% due 01/15/2038	735,000	746,755
6.80% due 05/15/2036	985,000	1,065,856
BellSouth Corp.
4.20% due 09/15/2009	125,000	124,256
British Telecommunications PLC
5.95% due 01/15/2018	605,000	609,801
Sprint Capital Corp.
6.125% due 11/15/2008	882,000	883,093
6.375% due 05/01/2009	188,000	188,948
8.375% due 03/15/2012	1,138,000	1,232,481
Telecom Italia Capital SA
4.00% due 01/15/2010	150,000	146,915
4.00% due 11/15/2008	125,000	123,386
Verizon New York, Inc., Series A
6.875% due 04/01/2012	1,133,000	1,202,121

		6,323,612

Tobacco - 0.04%
Altria Group, Inc.
7.00% due 11/04/2013	466,000	521,145

Transportation - 0.01%
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	100,000	101,500

Utility Service - 0.07%
Public Service Company of New Mexico
4.40% due 09/15/2008	968,000	961,659

TOTAL CORPORATE BONDS (Cost $207,195,503)		$200,175,875

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.60%
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2042 (b)	$1,085,000	$996,454
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.2875% due 03/15/2022 (b)(g)	2,740,000	2,664,535
Bank of America Commercial Mortgage, Inc.,
Series 2005-5, Class XC
0.067% IO due 10/10/2045 (g)	388,689,038	1,771,567
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	63,608	63,607
Bear Stearns Asset Backed Securities, Inc.,
Series 2003-AC4, Class A
5.00% due 09/25/2033	885,986	866,920
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-AC5, Class A1
5.25% due 10/25/2034	764,538	746,246
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR6, Class X1
0.1571% IO due 11/11/2041 (g)	58,758,503	972,424
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	1,000,000	906,659
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
5.075% due 04/25/2036 (b)	2,293,918	2,164,325
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	1,000,000	1,073,462
Commercial Mortgage Pass Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	375,000	360,359
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class B
5.2177% due 06/10/2044 (b)	1,800,000	1,716,250
Commercial Mortgage Pass Through Certificates,
Series 2005-FL11, Class AJ
5.2275% due 11/15/2017 (b)(g)	1,835,000	1,792,535
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1A2
4.673% due 08/25/2034 (b)	216,538	215,458
Countrywide Home Loans, Series 2003-57, Class A1
5.50% due 01/25/2034	445,187	444,391
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 02/25/2018	105,605	104,390
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.2575% due 04/15/2021 (b)(g)	2,265,000	2,238,989
CS First Boston Mortgage Securities Corp.,
Series 2000-C1, Class A2
7.545% due 04/15/2062	1,533,000	1,602,217
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	15,569	15,547
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	248,069	252,934

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	$275,000	$286,577
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	125,000	130,967
CS First Boston Mortgage Securities Corp.,
Series 2003-CPN1, Class A1
3.727% due 03/25/2035	1,661,119	1,617,394
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	150,000	147,674
CS First Boston Mortgage Securities Corp.,
Series 2005-5, Class 4A1
6.25% due 07/25/2035	182,934	182,133
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.1141% IO due 02/15/2038 (b)(g)	96,179,760	1,064,219
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	1,210,000	1,137,209
Federal National Mortgage Association,
Series 2002-W3, Class A5
7.50% due 01/25/2028	36,122	38,301
First Horizon Alternative Mortgage Securities,
Series 2004-AA2, Class 2A1
5.0276% due 08/25/2034 (b)	2,411,784	2,393,555
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	162,745	162,715
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 08/12/2010	206,285	208,534
First Union-Lehman Brothers-Bank of America,
Series 1998-C2, Class E
6.778% due 05/18/2013	1,333,000	1,445,964
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	2,375,000	2,479,036
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	150,000	152,978
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	925,000	874,674
G-Force LLC, Series 2005-RR2, Class A4B
5.422% due 12/27/2039 (g)	1,835,000	1,399,188
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class XC
0.14% IO due 08/10/2042 (b)(g)	80,916,214	1,271,938
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	233,152	229,875
GS Mortgage Securities Corp. II, Series 2004-GG2,
Class XC
0.1395% IO due 08/01/2038 (b)(g)	153,636,047	1,539,356
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class XC
0.1752% IO due 07/10/2039 (b)(g)	43,884,773	817,020

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
5.725% due 10/03/2015 (b)(g)	$95,000	$95,130
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	370,000	377,414
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	266,005	263,287
LB-UBS Commercial Mortgage Trust,
Series 2000-C4, Class A2
7.37% due 06/15/2010	3,147,981	3,317,879
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 06/17/2015 (b)(g)	735,000	667,344
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	2,500,000	2,494,798
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.0593% IO due 08/12/2020 (g)	214,653,306	1,295,669
Merrill Lynch Mortgage Trust, Series 2005-MCP1,
Class XC
0.0897% IO due 05/25/2043 (b)(g)	66,765,465	830,002
Merrill Lynch Mortgage Trust, Series 2006-C2,
Class X
0.3637% IO due 08/12/2026	33,169,505	842,781
Morgan Stanley Capital I, Series 1999-FNV1,
Class A2
6.53% due 03/15/2031	1,015,205	1,024,136
Multi Security Asset Trust, Series 2005-RR4A,
Class F
5.88% due 11/28/2035 (b)(g)	946,000	556,143
Residential Asset Mortgage Products, Inc.,
Series 2004-SL2, Class A1
6.50% due 10/25/2016	852,539	875,889
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	120,000	124,772
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	11,451	11,423
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	925,000	964,511
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (g)	1,000,000	935,000
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035 (g)	1,118,000	1,104,372
Sequoia Mortgage Trust, Series 2005-3, Class A1
5.1487% due 04/15/2032 (b)	524,599	517,515
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.5159% due 07/15/2027 (b)(g)	26,870	26,816
Timberstar Trust, Series 2006-1A, Class A
5.668% due 10/15/2036 (g)	1,980,000	2,028,866
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0751% IO due 03/15/2042 (b)(g)	77,362,937	641,091

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
WAMU Commercial Mortgage Securities Trust,
Series 2007-SL3, Class A
6.115% due 03/23/2045 (g)	$966,887	$994,123
WAMU Commercial Mortgage Securities Trust,
Series 2006-SL1, Class A
5.4206% due 11/23/2043 (g)	2,315,217	2,251,109
WAMU Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A8
4.8346% due 10/25/2035 (b)	3,421,691	3,399,756
Washington Mutual Mortgage Pass-Through,
Series 2005-1, Class 6A1
6.50% due 03/25/2035	105,567	103,079
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A6
4.109% due 06/25/2035 (b)(c)	275,000	272,799

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $67,281,131)		$64,564,280

ASSET BACKED SECURITIES - 3.87%
Alesco Preferred Funding, Ltd., Series 12A, Class B
5.8425% due 07/15/2037 (b)(g)	690,000	621,000
Alesco Preferred Funding, Ltd., Series 14A, Class B
5.86% due 09/23/2037 (b)(g)	690,000	621,000
Alesco Preferred Funding, Ltd.,
Series 15A, Class B1
5.5637% due 12/23/2037 (b)(g)	330,000	297,000
Ansonia CDO, Ltd.
5.812% due 07/28/2046 (g)	2,470,000	1,682,687
Arbor Realty Mortgage Securities, Series
2006-1A, Class C
5.665% due 12/26/2041 (b)(g)	770,000	633,148
Arbor Realty Mortgage Securities, Series
2006-1A, Class F
6.115% due 12/26/2041 (b)(g)	1,280,000	939,136
Argent Securities, Inc., Series 2004-W1, Class M3
6.315% due 02/25/2034 (b)	1,436,509	1,206,331
Capital Trust Re CDO, Ltd., Series 2005-1A,
Class C
5.6988% due 03/20/2050 (b)(g)	1,120,000	1,103,550
Capital Trust Re CDO, Ltd., Series 2005-1A, Class E
7.0487% due 03/20/2050 (b)(g)	746,000	484,900
Capital Trust Re CDO, Ltd., Series 2005-3A,
Class A1
5.094% due 06/25/2035 (g)	2,107,135	2,057,091
Centex Home Equity, Series 2004-D, Class AF4
4.68% due 06/25/2032	160,000	157,753
Centex Home Equity, Series 2005-A, Class M4
5.665% due 01/25/2035 (b)	1,416,000	1,208,481
Countryplace Manufactured Housing Contract
Trust, Series 2005-1, Class A3
4.80% due 12/15/2035 (b)(g)	275,000	275,306
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	2,414,539	2,400,296
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036 (b)	3,000,000	2,963,029

Managed Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Credit-Based Asset Servicing and Securitization,
Series 2006-MH1, Class B1
6.25% due 09/25/2036 (g)	$1,080,000	$1,010,165
CW Capital Cobalt I, Series 2005-1A, Class A1
5.31% due 05/25/2045 (b)(g)	2,096,674	1,992,176
Dillon Read CMBS CDO, Ltd.,Series 2006-1A,
Class A3
5.8406% due 12/05/2046 (g)	1,370,000	548,000
Equity One ABS, Inc., Series 2004-1, Class M2
5.115% due 04/25/2034	562,647	464,520
Equity One ABS, Inc., Series 2004-1, Class M3
5.26% due 04/25/2034	820,207	630,078
Equity One ABS, Inc., Series 2004-2, Class AV2
5.115% due 07/25/2034 (b)	75,623	71,608
Green Tree Financial Corp., Series 1996-8, Class A6
7.60% due 10/15/2027	883,494	929,507
GSAA Home Equity Trust, Series 2006-10,
Class AF3
5.9846% due 06/25/2036 (b)	3,000,000	2,899,228
Highland Park CDO, Ltd., Series 2006-1A, Class A2
5.43% due 11/25/2051 (b)(g)	1,100,000	989,670
JER CDO, Series 2006-2A, Class AFL
5.195% due 03/25/2045 (b)(g)	1,600,000	1,216,000
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
5.565% due 02/25/2034 (b)	1,200,000	995,408
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 07/25/2034 (b)	230,000	224,194
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
5.3962% due 12/25/2050 (g)	1,740,000	1,450,986
N-Star Real Estate CDO, Ltd.,
Series 2006-7A, Class B
5.245% due 06/22/2051 (b)(g)	2,100,000	1,669,290
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class E
5.975% due 02/01/2041 (b)(g)	1,040,000	829,795
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class G
6.175% due 02/01/2041 (b)(g)	1,040,000	787,914
Option One Mortgage Loan Trust, Series 2005-1,
Class M1
5.385% due 02/25/2035 (b)	866,000	807,477
Option One Mortgage Loan Trust, Series 2004-1,
Class M1
5.465% due 01/25/2034 (b)	887,837	830,827
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	3,035,000	2,952,527
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329% due 02/25/2037	2,500,000	2,437,028
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.9817% due 09/25/2035 (b)	2,850,000	2,810,413
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036 (b)	2,200,000	2,184,997
Prima Capital Ltd., Series 2006-CR1A, Class A1
5.417% due 12/25/2048	2,955,000	2,834,953

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
RAIT Preferred Funding, Ltd., Series 2007-2A,
Class B
5.665% due 06/25/2047 (b)(g)	$1,315,000	$939,147
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	164,810	162,080
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	209,596	207,188
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI4
4.572% due 05/25/2033 (b)	150,000	146,607
Residential Asset Mortgage Products, Inc.,
Series 2005-RS6, Class A12
5.105% due 06/25/2035 (b)	902,073	879,737
Residential Funding Mortgage Securities II, Series
2002-HI1, Class A7
6.90% due 01/25/2033	1,660,045	1,654,730
Structured Asset Securities Corp.,
Series 2004-16XS, Class A2
4.91% due 08/25/2034	79,020	78,790
Structured Asset Securities Corp.,
Series 2004-19XS, Class A2
4.37% due 10/25/2034	806,660	803,513
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.92% due 03/25/2034	1,069,462	958,301
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023	84,072	84,690
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 11/25/2028 (b)(c)	250,000	229,506

TOTAL ASSET BACKED SECURITIES
(Cost $60,701,032)		$54,361,758

SUPRANATIONAL OBLIGATIONS - 0.18%

Honduras - 0.07%
Central American Bank for Economic Integration
6.75% due 04/15/2013 (g)	900,000	983,157

Venezuela - 0.11%
Corporacion Andina de Fomento
5.20% due 05/21/2013	1,330,000	1,328,130
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	220,000	234,745

		1,562,875

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,538,706)		$2,546,032

SHORT TERM INVESTMENTS - 8.65%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/14/2008 to
01/17/2008 ***	$116,796,000	$116,599,686

Managed Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$4,957,184	$4,957,184

TOTAL SHORT TERM INVESTMENTS
(Cost $121,556,870)		$121,556,870

REPURCHASE AGREEMENTS - 1.26%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$17,711,542 on 01/02/2008,
collateralized by $17,060,000
Federal Home Loan Bank, 5.60%
due 06/28/2011 (valued at
$18,062,275, including interest) ***	$17,708,000	$17,708,000

TOTAL REPURCHASE AGREEMENTS
(Cost $17,708,000)		$17,708,000

Total Investments (Managed Trust)
(Cost $1,466,241,988) - 104.48%		$1,467,746,835
Liabilities in Excess of Other Assets - (4.48)%		(62,890,621)

TOTAL NET ASSETS - 100.00%		$1,404,856,214

Mid Cap Intersection Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.88%

Aerospace - 1.17%
Curtiss-Wright Corp.	16,900	$848,380
Teledyne Technologies, Inc. *	14,700	783,951
Woodward Governor Company	28,900	1,963,755

		3,596,086
Air Travel - 1.04%
Continental Airlines, Inc., Class B *	19,000	422,750
Delta Air Lines, Inc. *	41,500	617,935
Northwest Airlines Corp. *	30,100	436,751
SkyWest, Inc.	49,600	1,331,760
US Airways Group, Inc. *	25,400	373,634

		3,182,830
Aluminum - 0.26%
Century Aluminum Company *	14,600	787,524

Apparel & Textiles - 0.48%
Crocs, Inc. *	17,800	655,218
The Warnaco Group, Inc. *	23,290	810,492

		1,465,710
Auto Parts - 1.32%
BorgWarner, Inc.	49,200	2,381,772
TRW Automotive Holdings Corp. *	79,700	1,665,730

		4,047,502
Banking - 0.70%
Comerica, Inc.	35,600	1,549,668

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Intersection Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Commerce Bancorp, Inc.	15,650	$596,891

		2,146,559
Biotechnology - 2.27%
Bio-Rad Laboratories, Inc., Class A *	6,400	663,168
Cephalon, Inc. *	56,517	4,055,660
Millennium Pharmaceuticals, Inc. *	148,721	2,227,840

		6,946,668
Building Materials & Construction - 0.56%
Foster Wheeler, Ltd. *	3,600	558,072
Lennox International, Inc.	28,100	1,163,902

		1,721,974
Business Services - 4.23%
Cadence Design Systems, Inc. *	181,878	3,093,745
Deluxe Corp.	44,600	1,466,894
DST Systems, Inc. *	52,914	4,368,051
Manpower, Inc.	70,924	4,035,575

		12,964,265
Cellular Communications - 0.95%
Telephone & Data Systems, Inc.	46,671	2,921,605

Chemicals - 2.99%
Celanese Corp., Series A	26,300	1,113,016
CF Industries Holdings, Inc.	29,900	3,290,794
FMC Corp.	20,020	1,092,091
Lubrizol Corp.	18,589	1,006,780
Terra Industries, Inc. *	36,300	1,733,688
W. R. Grace & Company *	35,600	932,008

		9,168,377
Commercial Services - 0.61%
Chemed Corp.	19,990	1,117,041
Shaw Group, Inc. *	12,600	761,544

		1,878,585
Computers & Business Equipment - 2.76%
Ingram Micro, Inc., Class A *	212,876	3,840,283
SanDisk Corp. *	31,300	1,038,221
Tech Data Corp. *	14,400	543,168
Western Digital Corp. *	100,500	3,036,105

		8,457,777
Containers & Glass - 1.14%
Owens-Illinois, Inc. *	70,800	3,504,600

Crude Petroleum & Natural Gas - 5.76%
Cimarex Energy Company	28,508	1,212,445
Noble Energy, Inc.	116,260	9,244,995
Patterson-UTI Energy, Inc.	43,878	856,499
Sunoco, Inc.	38,800	2,810,672
Unit Corp. *	76,500	3,538,125

		17,662,736
Domestic Oil - 0.55%
Continental Resources, Inc. *	64,900	1,695,837

Mid Cap Intersection Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care - 0.69%
Perrigo Company	60,690	$2,124,757

Educational Services - 1.80%
Apollo Group, Inc., Class A *	10,200	715,530
ITT Educational Services, Inc. *	56,187	4,791,065

		5,506,595
Electrical Utilities - 2.94%
CenterPoint Energy, Inc.	81,980	1,404,318
DTE Energy Company	29,200	1,283,632
Northeast Utilities	129,987	4,069,893
NSTAR	17,588	637,037
Pepco Holdings, Inc.	55,092	1,615,848

		9,010,728
Electronics - 3.22%
Amphenol Corp., Class A	57,021	2,644,064
Arrow Electronics, Inc. *	31,338	1,230,957
Avnet, Inc. *	49,170	1,719,475
Belden, Inc.	25,600	1,139,200
Mentor Graphics Corp. *	69,791	752,347
Teleflex, Inc.	20,341	1,281,686
Vishay Intertechnology, Inc. *	97,477	1,112,212

		9,879,941
Energy - 3.27%
Energen Corp.	74,400	4,778,712
MDU Resources Group, Inc.	135,429	3,739,195
NRG Energy, Inc. *	18,310	793,555
SCANA Corp.	17,000	716,550

		10,028,012
Financial Services - 3.46%
Affiliated Managers Group, Inc. *	39,900	4,686,654
CIT Group, Inc.	22,260	534,908
GAMCO Investors, Inc.	7,790	539,068
UMB Financial Corp.	88,900	3,410,204
Waddell & Reed Financial, Inc., Class A	40,090	1,446,848

		10,617,682
Food & Beverages - 0.46%
Pepsi Bottling Group, Inc.	36,100	1,424,506

Gas & Pipeline Utilities - 2.39%
Global Industries, Ltd. *	40,560	868,795
National Fuel Gas Company	22,000	1,026,960
Questar Corp.	42,100	2,277,610
UGI Corp.	115,980	3,160,455

		7,333,820
Healthcare Products - 2.01%
Beckman Coulter, Inc.	48,055	3,498,404
Intuitive Surgical, Inc. *	5,500	1,784,750
STERIS Corp.	30,100	868,084

		6,151,238
Healthcare Services - 3.06%
Coventry Health Care, Inc. *	43,600	2,583,300

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Intersection Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
Health Net, Inc. *	105,428	$5,092,173
Kindred Healthcare, Inc. *	40,430	1,009,941
Pediatrix Medical Group, Inc. *	10,300	701,945

		9,387,359

Homebuilders - 0.29%
NVR, Inc. *	1,700	890,800

Household Products - 2.68%
Church & Dwight, Inc.	37,803	2,044,008
Energizer Holdings, Inc. *	8,542	957,815
Newell Rubbermaid, Inc.	94,000	2,432,720
Tempur-Pedic International, Inc.	52,500	1,363,425
Tupperware Brands Corp.	43,100	1,423,593

		8,221,561

Industrial Machinery - 3.25%
AGCO Corp. *	38,040	2,585,959
Dresser-Rand Group, Inc. *	28,900	1,128,545
Gardner Denver, Inc. *	66,900	2,207,700
The Manitowoc Company, Inc.	58,100	2,837,023
W.W. Grainger, Inc.	13,800	1,207,776

		9,967,003

Industrials - 0.31%
Harsco Corp.	14,939	957,142

Insurance - 6.26%
Allied World Assurance Holdings, Ltd.	76,400	3,832,988
Assurant, Inc.	31,500	2,107,350
Axis Capital Holdings, Ltd.	115,300	4,493,241
Everest Re Group, Ltd.	49,645	4,984,358
HCC Insurance Holdings, Inc.	21,127	605,922
MBIA, Inc.	13,000	242,190
Reinsurance Group of America, Inc.	55,800	2,928,384

		19,194,433

Internet Retail - 0.64%
Netflix, Inc. *	73,557	1,958,087

Internet Software - 0.84%
McAfee, Inc. *	68,869	2,582,588

Leisure Time - 0.51%
Callaway Golf Company	61,800	1,077,174
Regal Entertainment Group, Class A	26,400	477,048

		1,554,222

Manufacturing - 1.11%
Acuity Brands, Inc.	14,670	660,150
Barnes Group, Inc.	28,900	964,971
Ceradyne, Inc. *	18,460	866,328
Mettler-Toledo International, Inc. *	8,100	921,780

		3,413,229

Medical-Hospitals - 0.74%
LifePoint Hospitals, Inc. *	76,146	2,264,582

Metal & Metal Products - 2.99%
Commercial Metals Company	19,466	573,274

Mid Cap Intersection Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Metal & Metal Products (continued)
Precision Castparts Corp.	46,980	$6,516,126
Reliance Steel & Aluminum Company	27,316	1,480,527
Timken Company	18,600	611,010

		9,180,937

Mining - 0.71%
Cleveland-Cliffs, Inc.	21,500	2,167,200

Petroleum Services - 2.17%
Pride International, Inc. *	89,830	3,045,237
SEACOR Holdings, Inc. *	18,900	1,752,786
Tesoro Corp.	39,020	1,861,254

		6,659,277
Pharmaceuticals - 2.36%
Alkermes, Inc. *	114,900	1,791,291
Amylin Pharmaceuticals, Inc. *	69,700	2,578,900
Barr Pharmaceuticals, Inc. *	12,500	663,750
Vertex Pharmaceuticals, Inc. *	53,056	1,232,491
Watson Pharmaceuticals, Inc. *	36,200	982,468

		7,248,900

Publishing - 0.29%
American Greetings Corp., Class A	44,500	903,350

Real Estate - 2.56%
Annaly Capital Management, Inc., REIT	58,790	1,068,802
Douglas Emmett, Inc., REIT	53,890	1,218,453
Duke Realty Corp., REIT	72,200	1,882,976
Forest City Enterprises, Inc., Class A	28,800	1,279,872
Host Hotels & Resorts, Inc., REIT	28,000	477,120
Sunstone Hotel Investors, Inc., REIT	51,600	943,764
Taubman Centers, Inc., REIT	19,620	965,108

		7,836,095

Retail Grocery - 1.48%
Ruddick Corp.	20,200	700,334
SUPERVALU, Inc.	102,200	3,834,544

		4,534,878

Retail Trade - 6.78%
Aaron Rents, Inc., Class B	23,500	452,140
Abercrombie & Fitch Company, Class A	53,300	4,262,401
Aeropostale, Inc. *	61,485	1,629,353
American Eagle Outfitters, Inc.	70,534	1,464,991
Big Lots, Inc. *	41,600	665,184
BJ’s Wholesale Club, Inc. *	83,800	2,834,954
Dollar Tree Stores, Inc. *	46,596	1,207,768
Fossil, Inc. *	16,000	671,680
GameStop Corp., Class A *	51,510	3,199,286
J. Crew Group, Inc. *	48,520	2,339,149
Longs Drug Stores Corp.	16,960	797,120
MSC Industrial Direct Company, Inc., Class A	24,000	971,280
The Men’s Wearhouse, Inc.	11,500	310,270

		20,805,576

Semiconductors - 4.20%
Emulex Corp. *	45,100	736,032

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Intersection Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Fairchild Semiconductor International, Inc. *	42,200	$608,946
Integrated Device Technology, Inc. *	52,800	597,168
Lam Research Corp. *	136,745	5,911,486
MKS Instruments, Inc. *	35,400	677,556
ON Semiconductor Corp. *	72,000	639,360
Semtech Corp. *	30,100	467,152
Varian Semiconductor Equipment
Associates, Inc. *	87,750	3,246,750

		12,884,450

Software - 0.43%
Sybase, Inc. *	50,741	1,323,833

Steel - 1.32%
Schnitzer Steel Industries, Inc.	9,200	635,996
Steel Dynamics, Inc.	57,400	3,419,318

		4,055,314

Telecommunications Equipment &
Services - 2.05%
ADC Telecommunications, Inc. *	42,300	657,765
CommScope, Inc. *	80,230	3,948,119
NeuStar, Inc., Class A *	58,468	1,676,862

		6,282,746

Telephone - 1.65%
CenturyTel, Inc.	49,300	2,043,978
Harris Corp.	35,981	2,255,289
U.S. Cellular Corp. *	8,900	748,490

		5,047,757

Tires & Rubber - 0.19%
Goodyear Tire & Rubber Company *	20,400	575,688

Toys, Amusements & Sporting Goods - 0.34%
Hasbro, Inc.	40,400	1,033,432

Transportation - 0.24%
Overseas Shipholding Group, Inc.	9,700	721,971

Trucking & Freight - 1.40%
Landstar Systems, Inc.	60,200	2,537,430
Werner Enterprises, Inc.	102,460	1,744,894

		4,282,324

TOTAL COMMON STOCKS (Cost $307,987,960)		$300,160,648

REPURCHASE AGREEMENTS - 1.38%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$4,237,847 on 01/02/2008,
collateralized by $4,280,000
Federal National Mortgage
Association, 5.70% due
03/27/2023 (valued at $4,322,800,
including interest)	$4,237,000	$4,237,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,237,000)		$4,237,000

Total Investments (Mid Cap Intersection Trust)
(Cost $312,224,960) - 99.26%		$304,397,648
Other Assets in Excess of Liabilities - 0.74%		2,256,598

TOTAL NET ASSETS - 100.00%		$306,654,246

Mid Cap Stock Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.69%

Advertising - 1.67%
Focus Media Holding, Ltd., ADR *	372,300	$21,150,363

Aerospace - 1.17%
Teledyne Technologies, Inc. *	277,400	14,793,742

Apparel & Textiles - 2.44%
Bosideng International Holdings, Ltd. *	34,167,200	10,954,677
Liz Claiborne, Inc.	375,244	7,636,216
Tod’s SpA	174,098	12,188,111

		30,779,004

Auto Parts - 0.96%
LKQ Corp. *	575,100	12,088,602

Automobiles - 1.01%
PACCAR, Inc.	233,400	12,715,632

Biotechnology - 2.74%
Cephalon, Inc. * (a)	245,183	17,594,332
Charles River Laboratories International, Inc. *	259,300	17,061,940

		34,656,272

Business Services - 3.60%
DST Systems, Inc. *	131,100	10,822,305
Iron Mountain, Inc. *	411,800	15,244,836
Net 1 UEPS Technologies, Inc. *	444,400	13,047,584
Peace Mark Holdings, Ltd.	4,012,000	6,402,636

		45,517,361

Cellular Communications - 0.38%
Millicom International Cellular SA * (a)	41,000	4,835,540

Chemicals - 4.69%
FMC Corp.	126,500	6,900,575
Hercules, Inc.	673,028	13,023,092
Kingboard Chemical Holdings, Ltd.	2,309,700	13,468,615
Rhodia SA *	307,615	11,874,633
Terra Industries, Inc. *	293,200	14,003,232

		59,270,147

Coal - 2.34%
Arch Coal, Inc.	248,000	11,142,640
CONSOL Energy, Inc.	258,400	18,480,768

		29,623,408

Computers & Business Equipment - 3.22%
Logitech International SA *	355,770	12,992,954
MICROS Systems, Inc. *	88,200	6,188,112
Network Appliance, Inc. *	483,700	12,073,152
SanDisk Corp. *	284,800	9,446,816

		40,701,034

Containers & Glass - 2.33%
Owens-Illinois, Inc. *	393,500	19,478,250

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Containers & Glass (continued)
Rexam PLC	1,190,980	$9,916,373

		29,394,623
Crude Petroleum & Natural Gas - 5.50%
Chesapeake Energy Corp.	548,972	21,519,702
EOG Resources, Inc.	211,500	18,876,375
Forest Oil Corp. * (a)	256,300	13,030,292
Ultra Petroleum Corp. *	225,300	16,108,950

		69,535,319
Drugs & Health Care - 2.17%
Perrigo Company	343,500	12,025,935
Shionogi & Company, Ltd.	716,753	12,707,377
Zymogenetics, Inc. *	232,600	2,714,442

		27,447,754
Electrical Equipment - 1.49%
FLIR Systems, Inc. *	601,700	18,833,210

Energy - 4.52%
Covanta Holding Corp. *	534,300	14,778,738
SunPower Corp., Class A. * (a)	126,400	16,481,296
Suntech Power Holdings Company, Ltd., ADR * (a)	314,200	25,864,944

		57,124,978
Financial Services - 4.28%
Interactive Data Corp.	531,200	17,534,912
Invesco, Ltd.	473,700	14,864,706
MF Global, Ltd. *	84,400	2,656,068
Western Union Company *	782,000	18,986,960

		54,042,646
Healthcare Products - 3.37%
Hologic, Inc. * (a)	357,500	24,538,800
Mindray Medical International, Ltd., ADR (a)	327,100	14,055,487
The Medicines Company *	208,661	3,997,945

		42,592,232
Healthcare Services - 1.02%
Coventry Health Care, Inc. *	217,500	12,886,875

Household Products - 2.04%
Jarden Corp. *	571,225	13,486,622
Newell Rubbermaid, Inc.	473,300	12,249,004

		25,735,626
Industrial Machinery - 4.53%
Cummins, Inc.	110,300	14,048,911
Flowserve Corp.	193,000	18,566,600
Kennametal, Inc.	280,200	10,608,372
Pall Corp.	347,400	14,007,168

		57,231,051
International Oil - 1.20%
Noble Corp.	268,500	15,172,935

Internet Service Provider - 1.25%
Equinix, Inc. * (a)	156,700	15,837,669

Internet Software - 3.32%
Digital River, Inc. *	277,900	9,190,153

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Software (continued)
McAfee, Inc. *	401,600	$15,060,000
VeriSign, Inc. *	468,900	17,635,329

		41,885,482
Leisure Time - 2.87%
DreamWorks Animation SKG, Inc., Class A *	370,161	9,453,912
Electronic Arts, Inc. *	459,000	26,810,190

		36,264,102
Life Sciences - 0.71%
Pharmaceutical Product Development, Inc.	222,700	8,990,399

Manufacturing - 1.95%
Mine Safety Appliances Company	224,445	11,641,962
Snap-on, Inc.	269,600	13,005,504

		24,647,466
Metal & Metal Products - 1.30%
Cameco Corp. (a)	414,048	16,483,251

Mining - 2.54%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	211,500	21,666,060
Teck Cominco, Ltd., Class B	292,400	10,441,604

		32,107,664
Pharmaceuticals - 2.55%
Alkermes, Inc. *	387,499	6,041,109
Amylin Pharmaceuticals, Inc. * (a)	328,733	12,163,121
Elan Corp. PLC, SADR *	533,900	11,735,122
Regeneron Pharmaceuticals, Inc. *	95,200	2,299,080

		32,238,432
Retail Grocery - 1.23%
SUPERVALU, Inc.	413,800	15,525,776

Retail Trade - 5.80%
BJ’s Wholesale Club, Inc. *	568,799	19,242,470
Dick’s Sporting Goods, Inc. *	407,200	11,303,872
Fossil, Inc. *	246,610	10,352,688
Kohl’s Corp. *	346,200	15,855,960
The Gap, Inc.	775,100	16,494,128

		73,249,118
Semiconductors - 3.46%
Broadcom Corp., Class A *	380,300	9,941,042
MEMC Electronic Materials, Inc. *	241,100	21,334,939
NVIDIA Corp. *	367,450	12,500,649

		43,776,630
Software - 7.57%
Activision, Inc. *	724,400	21,514,680
Autodesk, Inc. *	278,600	13,863,136
BMC Software, Inc. *	211,500	7,537,860
Citrix Systems, Inc. *	405,900	15,428,259
Nuance Communications, Inc. * (a)	637,100	11,901,028
THQ, Inc. *	249,900	7,044,681
UbiSoft Entertainment SA *	181,123	18,387,199

		95,676,843

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Steel - 2.63%
Steel Dynamics, Inc.	293,300	$17,471,881
United States Steel Corp.	130,300	15,754,573

		33,226,454
Telecommunications Equipment &
Services - 1.13%
NICE Systems, Ltd., ADR *	414,300	14,218,776

Toys, Amusements & Sporting Goods - 1.11%
Marvel Entertainment, Inc. * (a)	527,100	14,078,841

Transportation - 1.80%
Aircastle, Ltd. (a)	493,500	12,993,855
C.H. Robinson Worldwide, Inc.	179,400	9,709,128

		22,702,983
Travel Services - 0.80%
Ctrip.com International, Ltd., ADR	174,700	10,040,009

TOTAL COMMON STOCKS (Cost $1,054,176,378)		$1,247,078,249

SHORT TERM INVESTMENTS - 11.49%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$145,208,052	$145,208,052

TOTAL SHORT TERM INVESTMENTS
(Cost $145,208,052)		$145,208,052

REPURCHASE AGREEMENTS - 0.35%
Tri Party Repo Deutsche Bank dated
12/31/2007 at 4.75% to be
repurchased at $4,401,161 on
01/02/2008, collateralized by
$207,854 Federal Home Loan
Mortgage Corp., 6.50% due
07/01/2037 (valued at $207,933,
including interest) and $4,169,936
Federal Home Loan Mortgage
Corp., 6.50% due 09/01/2037
(valued at $4,280,067, including
interest) (c)	$4,400,000	$4,400,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,400,000)		$4,400,000

Total Investments (Mid Cap Stock Trust)
(Cost $1,203,784,430) - 110.53%		$1,396,686,301
Liabilities in Excess of Other Assets - (10.53)%		(133,016,002)

TOTAL NET ASSETS - 100.00%		$1,263,670,299

Mid Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.16%

Advertising - 2.39%
Interpublic Group of Companies, Inc. *	1,526,894	$12,383,110

Mid Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Agriculture - 3.02%
Monsanto Company	35,504	$3,965,442
The Mosaic Company *	123,371	11,638,820

		15,604,262
Auto Parts - 2.15%
ArvinMeritor, Inc.	160,900	1,887,357
Genuine Parts Company	199,207	9,223,284

		11,110,641
Building Materials & Construction - 1.18%
KBR, Inc. *	122,218	4,742,058
Owens Corning, Inc. *	66,800	1,350,696

		6,092,754
Business Services - 7.65%
Arbitron, Inc.	105,300	4,377,321
Cadence Design Systems, Inc. *	604,371	10,280,351
R.H. Donnelley Corp. *	324,047	11,821,234
R.R. Donnelley & Sons Company	347,161	13,101,856

		39,580,762
Chemicals - 3.24%
Chemtura Corp.	733,369	5,720,278
Eastman Chemical Company	158,038	9,654,542
Valspar Corp.	62,300	1,404,242

		16,779,062
Containers & Glass - 3.35%
Ball Corp.	198,778	8,945,010
Pactiv Corp. *	316,127	8,418,462

		17,363,472
Crude Petroleum & Natural Gas - 2.18%
EOG Resources, Inc.	126,285	11,270,936

Domestic Oil - 1.45%
Range Resources Corp.	146,100	7,503,696

Electrical Equipment - 1.26%
Hubbell, Inc., Class B	126,563	6,530,651

Electrical Utilities - 7.87%
Ameren Corp.	238,058	12,905,124
CMS Energy Corp.	655,877	11,399,142
Northeast Utilities	419,079	13,121,364
Puget Energy, Inc.	121,243	3,325,695

		40,751,325
Food & Beverages - 4.80%
Coca-Cola Enterprises, Inc.	456,144	11,873,428
Dean Foods Company *	214,100	5,536,626
Smithfield Foods, Inc. *	257,604	7,449,908

		24,859,962
Gas & Pipeline Utilities - 4.31%
NiSource, Inc.	627,249	11,848,734
Southwest Gas Corp.	73,555	2,189,732
Transocean, Inc. *	57,851	8,281,371

		22,319,837

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Value Trust (continued)

	Shares or Principal Amount
		Value

COMMON STOCKS (continued)

Healthcare Products - 0.89%
Covidien, Ltd.	104,005	$4,606,381

Healthcare Services - 0.86%
Healthsouth Corp. * (a)	212,515	4,462,815

Hotels & Restaurants - 0.98%
Brinker International, Inc.	260,052	5,086,617

Household Products - 1.16%
Newell Rubbermaid, Inc.	232,021	6,004,703

Industrial Machinery - 2.00%
Cummins, Inc.	43,066	5,485,317
W.W. Grainger, Inc.	55,612	4,867,162

		10,352,479

Insurance - 7.01%
ACE, Ltd.	102,537	6,334,736
Aetna, Inc.	67,772	3,912,477
Conseco, Inc. *	607,837	7,634,433
PartnerRe, Ltd.	117,785	9,720,796
SAFECO Corp.	59,020	3,286,234
XL Capital, Ltd., Class A	107,414	5,403,998

		36,292,674

Internet Software - 2.90%
McAfee, Inc. *	373,846	14,019,225
Openwave Systems, Inc. *	384,700	1,000,220

		15,019,445

Manufacturing - 1.93%
Pentair, Inc.	46,800	1,629,108
Snap-on, Inc.	173,466	8,368,000

		9,997,108

Metal & Metal Products - 1.71%
Timken Company	270,156	8,874,625

Office Furnishings & Supplies - 1.38%
OfficeMax, Inc.	345,855	7,145,364

Paper - 2.23%
AbitibiBowater, Inc. * (a)	281,426	5,800,190
MeadWestvaco Corp.	183,921	5,756,727

		11,556,917

Petroleum Services - 1.99%
Halliburton Company	271,606	10,296,583

Pharmaceuticals - 4.17%
King Pharmaceuticals, Inc. *	921,371	9,434,839
Mylan Laboratories, Inc. (a)	865,312	12,166,287

		21,601,126

Publishing - 0.77%
Gannett Company, Inc.	14,900	581,100
Idearc, Inc.	192,400	3,378,544

		3,959,644

Retail Grocery - 2.79%
Safeway, Inc.	226,027	7,732,384

Mid Cap Value Trust (continued)

	Shares or Principal Amount
		Value

COMMON STOCKS (continued)

Retail Grocery (continued)
The Kroger Company	250,800	$6,698,868

		14,431,252

Retail Trade - 1.78%
Foot Locker, Inc.	325,374	4,444,609
Macy’s, Inc.	185,148	4,789,779

		9,234,388
Sanitary Services - 1.05%
Allied Waste Industries, Inc. *	492,300	5,425,146

Software - 1.45%
Sybase, Inc. *	286,644	7,478,542

Telecommunications Equipment &
Services - 7.93%
ADC Telecommunications, Inc. *	446,453	6,942,344
Embarq Corp.	274,100	13,576,173
JDS Uniphase Corp. *	1,035,425	13,771,153
Tellabs, Inc. *	1,034,600	6,766,284

		41,055,954

Telephone - 6.29%
CenturyTel, Inc.	165,147	6,846,995
Qwest Communications International, Inc. *	2,482,612	17,403,110
Windstream Corp.	637,200	8,296,344

		32,546,449

Tires & Rubber - 1.04%
Goodyear Tire & Rubber Company *	190,200	5,367,444

TOTAL COMMON STOCKS (Cost $502,139,440)		$502,946,126

SHORT TERM INVESTMENTS - 4.41%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$22,797,279	$22,797,279

TOTAL SHORT TERM INVESTMENTS
(Cost $22,797,279)		$22,797,279

REPURCHASE AGREEMENTS - 2.77%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$14,359,871 on 01/02/2008,
collateralized by $13,820,000
Federal National Mortgage
Association, 6.00% due
04/18/2036 (valued at
$14,649,200, including interest)	$14,357,000	$14,357,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,357,000)		$14,357,000

Total Investments (Mid Cap Value Trust)
(Cost $539,293,719) - 104.34%		$540,100,405
Liabilities in Excess of Other Assets - (4.34)%		(22,463,121)

TOTAL NET ASSETS - 100.00%		$517,637,284

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Value Equity Trust

	Shares or Principal Amount
		Value

COMMON STOCKS - 98.97%

Advertising - 0.42%
Interpublic Group of Companies, Inc. *	76,399	$619,596

Aerospace - 1.09%
Goodrich Corp.	22,593	1,595,292

Agriculture - 2.06%
The Mosaic Company *	32,020	3,020,767

Air Travel - 0.93%
AMR Corp. *	20,702	290,449
Continental Airlines, Inc., Class B *	13,668	304,113
Delta Air Lines, Inc. *	7,521	111,988
Northwest Airlines Corp. *	20,441	296,599
UAL Corp. *	3,711	132,334
US Airways Group, Inc. *	14,907	219,282

		1,354,765

Apparel & Textiles - 1.64%
Liz Claiborne, Inc.	23,419	476,577
Mohawk Industries, Inc. *	8,411	625,778
VF Corp.	18,893	1,297,193

		2,399,548

Auto Parts - 1.81%
ArvinMeritor, Inc.	28,602	335,502
Genuine Parts Company	7,240	335,212
Johnson Controls, Inc.	16,409	591,380
Magna International, Inc., Class A	6,931	557,460
WABCO Holdings, Inc.	16,557	829,340

		2,648,894

Automobiles - 2.20%
Ford Motor Company *	432,285	2,909,278
General Motors Corp.	12,768	317,795

		3,227,073

Building Materials & Construction - 0.95%
Chicago Bridge & Iron Company N.V.	23,115	1,397,071

Business Services - 4.27%
Computer Sciences Corp. *	23,304	1,152,849
Deluxe Corp.	18,043	593,434
Dun & Bradstreet Corp.	5,100	452,013
Electronic Data Systems Corp.	56,997	1,181,548
Fluor Corp.	11,169	1,627,547
Pitney Bowes, Inc.	8,565	325,812
R.H. Donnelley Corp. *	25,002	912,073

		6,245,276
Chemicals - 3.41%
Eastman Chemical Company	28,691	1,752,733
Imperial Chemical Industries PLC, ADR (a)	15,324	774,628
Lubrizol Corp.	13,574	735,168
PPG Industries, Inc.	24,561	1,724,919

		4,987,448
Construction & Mining Equipment - 0.52%
National Oilwell Varco, Inc. *	10,322	758,254

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount
		Value

COMMON STOCKS (continued)

Construction Materials - 1.90%
Trane, Inc.	49,276	$2,301,682
USG Corp. * (a)	13,585	486,207

		2,787,889
Crude Petroleum & Natural Gas - 5.05%
Chesapeake Energy Corp.	16,935	663,852
Hess Corp.	6,929	698,859
Newfield Exploration Company *	33,744	1,778,309
Pioneer Natural Resources Company	30,153	1,472,672
Southwestern Energy Company *	34,539	1,924,513
Sunoco, Inc.	11,765	852,257

		7,390,462
Electrical Equipment - 1.20%
Cooper Industries, Ltd., Class A	33,328	1,762,385

Electrical Utilities - 4.41%
American Electric Power Company, Inc.	20,027	932,457
Consolidated Edison, Inc.	18,468	902,162
DTE Energy Company	19,280	847,549
Edison International	18,605	992,949
Mirant Corp. *	19,148	746,389
Pinnacle West Capital Corp.	24,297	1,030,436
PPL Corp.	19,294	1,005,024

		6,456,966
Electronics - 1.22%
Agilent Technologies, Inc. *	9,880	362,991
Celestica, Inc. *	101,560	589,048
Flextronics International, Ltd. *	69,192	834,456

		1,786,495
Energy - 3.05%
Energy East Corp.	36,640	996,975
McDermott International, Inc. *	27,608	1,629,700
Sempra Energy	29,600	1,831,648

		4,458,323
Financial Services - 0.32%
Invesco, Ltd.	250	7,845
Invesco, Ltd. *	14,800	464,424

		472,269
Food & Beverages - 1.04%
Del Monte Foods Company	62,366	589,982
Tyson Foods, Inc., Class A	61,024	935,498

		1,525,480
Forest Products - 0.81%
Rayonier, Inc.	25,034	1,182,606

Gas & Pipeline Utilities - 3.99%
El Paso Corp.	80,664	1,390,648
Enbridge, Inc. (a)	44,572	1,802,046
NiSource, Inc.	48,480	915,787
Questar Corp.	9,908	536,023
Transocean, Inc. *	8,375	1,198,881

		5,843,385

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services - 2.56%
Health Net, Inc. *	28,115	$1,357,954
Humana, Inc. *	16,705	1,258,054
McKesson Corp.	8,387	549,432
Omnicare, Inc.	25,369	578,667

		3,744,107

Holdings Companies/Conglomerates - 1.61%
Loews Corp.	28,771	1,448,332
Textron, Inc.	12,720	906,936

		2,355,268
Household Appliances - 0.65%
Whirlpool Corp.	11,681	953,520

Industrial Machinery - 6.23%
AGCO Corp. *	48,255	3,280,375
Cameron International Corp. *	35,740	1,720,166
Ingersoll-Rand Company, Ltd., Class A	45,481	2,113,502
Terex Corp. *	8,019	525,806
The Manitowoc Company, Inc.	30,296	1,479,354

		9,119,203

Insurance - 13.03%
ACE, Ltd.	37,234	2,300,317
Ambac Financial Group, Inc. (a)	10,696	275,636
Aon Corp.	72,341	3,449,942
Axis Capital Holdings, Ltd.	37,786	1,472,520
Everest Re Group, Ltd.	34,964	3,510,386
Lincoln National Corp.	14,548	846,985
Marsh & McLennan Companies, Inc.	5,064	134,044
MBIA, Inc. (a)	16,409	305,700
PartnerRe, Ltd.	37,232	3,072,757
Willis Group Holdings, Ltd.	21,986	834,808
XL Capital, Ltd., Class A	56,917	2,863,494

		19,066,589

International Oil - 1.17%
Nabors Industries, Ltd. *	13,106	358,973
Weatherford International, Ltd. *	19,670	1,349,362

		1,708,335

Internet Software - 0.85%
McAfee, Inc. *	33,074	1,240,275

Leisure Time - 3.10%
National Cinemedia, Inc.	44,726	1,127,542
Regal Entertainment Group, Class A	58,867	1,063,727
Royal Caribbean Cruises, Ltd.	55,372	2,349,988

		4,541,257

Manufacturing - 4.09%
Eaton Corp.	31,375	3,041,806
Reddy Ice Holdings, Inc.	21,622	547,253
Rockwell Automation, Inc.	15,710	1,083,361
Stanley Works	26,962	1,307,118

		5,979,538

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Medical-Hospitals - 0.28%
Health Management Associates, Inc., Class A *	68,513	$409,708

Mining - 0.99%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	14,136	1,448,092

Paper - 0.44%
MeadWestvaco Corp.	20,353	637,049

Petroleum Services - 1.93%
BJ Services Company	65,694	1,593,736
ENSCO International, Inc.	6,501	387,590
Smith International, Inc.	11,449	845,509

		2,826,835

Pharmaceuticals - 1.83%
Hospira, Inc. *	16,892	720,275
King Pharmaceuticals, Inc. *	38,433	393,554
Mylan Laboratories, Inc.	81,965	1,152,428
Watson Pharmaceuticals, Inc. *	15,329	416,029

		2,682,286

Photography - 0.57%
Eastman Kodak Company	38,364	839,021

Railroads & Equipment - 1.25%
CSX Corp.	30,418	1,337,784
Kansas City Southern *	14,194	487,280

		1,825,064

Real Estate - 1.61%
Boston Properties, Inc., REIT	3,758	345,022
Equity Residential, REIT	24,791	904,128
Simon Property Group, Inc., REIT	7,607	660,744
The St. Joe Company, REIT (a)	12,706	451,190

		2,361,084

Retail Trade - 1.63%
Family Dollar Stores, Inc.	43,429	835,140
Macy's, Inc.	15,878	410,764
Ritchie Brothers Auctioneers, Inc.	13,716	1,134,313

		2,380,217

Sanitary Services - 0.06%
Insituform Technologies, Inc., Class A * (a)	6,415	94,942

Semiconductors - 4.33%
Intersil Corp., Class A	38,109	932,908
LSI Logic Corp. *	199,631	1,060,041
Maxim Integrated Products, Inc.	43,402	1,149,285
Microchip Technology, Inc.	32,569	1,023,318
Micron Technology, Inc. *	128,918	934,656
National Semiconductor Corp.	54,374	1,231,027

		6,331,235
Software - 0.94%
BMC Software, Inc. *	38,405	1,368,754

Steel - 0.59%
Nucor Corp.	14,577	863,250

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 0.66%
Embarq Corp.	5,189	$257,011
Tellabs, Inc. *	108,210	707,693

		964,704

Telephone - 2.44%
CenturyTel, Inc.	34,051	1,411,754
Qwest Communications International, Inc. *	159,250	1,116,342
Windstream Corp.	80,077	1,042,603

		3,570,699

Tires & Rubber - 0.40%
Goodyear Tire & Rubber Company *	20,669	583,279

Tobacco - 3.10%
Loews Corp. - Carolina Group	42,197	3,599,405
Reynolds American, Inc.	14,117	931,157

		4,530,562

Toys, Amusements & Sporting Goods - 0.34%
Hasbro, Inc.	19,330	494,461

TOTAL COMMON STOCKS (Cost $135,098,046)		$144,839,578

CONVERTIBLE BONDS - 0.26%

Telephone - 0.26%
Qwest Communications International, Inc.
3.50% due 11/15/2025	289,000	385,454

TOTAL CONVERTIBLE BONDS (Cost $390,873)		$385,454

SHORT TERM INVESTMENTS - 3.45%
Federal Home Loan Bank Discount Notes zero coupon due 01/02/2008	$1,900,000	$1,899,833
John Hancock Cash Investment Trust, 5.1013% (c)(f)	3,149,943	3,149,943

TOTAL SHORT TERM INVESTMENTS
(Cost $5,049,776)		$5,049,776

Total Investments (Mid Cap Value Equity Trust)
(Cost $140,538,695) - 102.68%		$150,274,808
Liabilities in Excess of Other Assets - (2.68)%		(3,923,113)

TOTAL NET ASSETS - 100.00%		$146,351,695

Mid Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 88.15%

Advertising - 0.12%
Lamar Advertising Company, Class A *	4,600	$221,122

Aerospace - 0.30%
Raytheon Company	9,200	558,440

Air Travel - 1.92%
Southwest Airlines Company	291,900	3,561,180

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles - 0.45%
Cintas Corp.	24,700	$830,414

Auto Parts - 0.46%
TRW Automotive Holdings Corp. *	40,500	846,450

Auto Services - 0.53%
Hertz Global Holdings, Inc. *	61,400	975,646

Banking - 7.21%
Citizens Banking Corp.	49,000	710,990
Commerce Bancshares, Inc.	40,079	1,797,935
Cullen Frost Bankers, Inc.	16,700	846,022
First Horizon National Corp. (a)	92,900	1,686,135
First Niagara Financial Group, Inc.	89,600	1,078,784
NewAlliance Bancshares, Inc.	11,900	137,088
Northern Trust Corp.	31,800	2,435,244
Regions Financial Corp.	9,400	222,310
Valley National Bancorp (a)	40,574	773,340
WestAmerica Bancorp (a)	35,200	1,568,160
Wilmington Trust Corp.	60,200	2,119,040

		13,375,048

Biotechnology - 0.56%
Affymetrix, Inc. *	27,600	638,664
Invitrogen Corp. *	3,000	280,230
Neurocrine Biosciences, Inc. *	24,300	110,322

		1,029,216

Broadcasting - 1.53%
Cox Radio, Inc., Class A *	52,200	634,230
Discovery Holding Company *	40,300	1,013,142
Liberty Media Corp., Capital, Series A *	2,314	269,558
XM Satellite Radio Holdings, Inc., Class A *	75,200	920,448

		2,837,378

Building Materials & Construction - 0.52%
Owens Corning, Inc. *	47,300	956,406

Business Services - 0.56%
Equifax, Inc.	19,800	719,928
H & R Block, Inc.	16,900	313,833

		1,033,761

Cable & Television - 3.59%
E.W. Scripps Company, Class A	89,400	4,023,894
EchoStar Communications Corp., Class A *	38,700	1,459,764
Time Warner Cable, Inc. *	42,400	1,170,240

		6,653,898

Colleges & Universities - 0.49%
Career Education Corp. *	36,200	910,068

Computers & Business Equipment - 1.23%
Seagate Technology	63,400	1,616,700
Sun Microsystems, Inc. *	36,475	661,292

		2,277,992

Construction Materials - 1.00%
Louisiana-Pacific Corp.	119,600	1,636,128

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Construction Materials (continued)
USG Corp. * (a)	6,000	$214,740

		1,850,868

Cosmetics & Toiletries - 0.77%
Alberto-Culver Company	58,300	1,430,682

Crude Petroleum & Natural Gas - 3.12%
Cimarex Energy Company	50,400	2,143,512
Compton Petroleum Corp. *	48,700	448,040
Forest Oil Corp. *	20,000	1,016,800
Hess Corp.	21,500	2,168,490

		5,776,842

Educational Services - 0.80%
Apollo Group, Inc., Class A *	21,200	1,487,180

Electrical Equipment - 1.34%
Molex, Inc.	94,600	2,485,142

Electrical Utilities - 4.58%
Ameren Corp.	20,700	1,122,147
Dynegy, Inc., Class A *	131,600	939,624
Mirant Corp. *	17,700	689,946
Pinnacle West Capital Corp.	69,700	2,955,977
Teco Energy, Inc.	162,000	2,788,020

		8,495,714

Electronics - 2.07%
AVX Corp.	123,100	1,652,002
Tyco Electronics, Ltd.	59,000	2,190,670

		3,842,672
Energy - 0.96%
Duke Energy Corp.	61,300	1,236,421
Energy East Corp.	20,300	552,363

		1,788,784

Financial Services - 4.21%
Discover Financial Services	90,700	1,367,756
Janus Capital Group, Inc.	69,200	2,273,220
Legg Mason, Inc.	19,700	1,441,055
SLM Corp.	36,200	729,068
State Street Corp.	7,736	628,163
Synovus Financial Corp.	56,800	1,367,744

		7,807,006

Food & Beverages - 5.61%
Coca-Cola Enterprises, Inc.	130,300	3,391,709
ConAgra Foods, Inc.	74,800	1,779,492
Hershey Company	54,000	2,127,600
McCormick & Company, Inc.	19,300	731,663
Sara Lee Corp.	88,300	1,418,098
Tootsie Roll Industries, Inc. (a)	34,400	943,248

		10,391,810

Gas & Pipeline Utilities - 1.99%
NiSource, Inc.	143,500	2,710,715
Spectra Energy Corp.	37,750	974,705

		3,685,420

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Gold - 0.55%
AngloGold Ashanti, Ltd., SADR	4,300	$184,083
Gold Fields, Ltd., SADR	58,400	829,280

		1,013,363

Healthcare Products - 2.43%
Boston Scientific Corp. *	151,600	1,763,108
St. Jude Medical, Inc. *	25,200	1,024,128
Zimmer Holdings, Inc. *	26,100	1,726,515

		4,513,751

Healthcare Services - 3.40%
Healthsouth Corp. * (a)	113,360	2,380,560
Lincare Holdings, Inc. *	66,600	2,341,656
Weight Watchers International, Inc.	34,950	1,579,041

		6,301,257

Holdings Companies/Conglomerates - 0.15%
Pearson PLC, SADR	19,200	278,016

Household Products - 1.06%
Clorox Company	22,600	1,472,842
Newell Rubbermaid, Inc.	19,100	494,308

		1,967,150

Industrial Machinery - 0.50%
Dover Corp.	20,000	921,800

Insurance - 6.63%
Axis Capital Holdings, Ltd.	36,000	1,402,920
Cincinnati Financial Corp.	52,900	2,091,666
Genworth Financial, Inc., Class A	10,800	274,860
Lincoln National Corp.	14,575	848,556
Marsh & McLennan Companies, Inc.	84,500	2,236,715
OneBeacon Insurance Group, Ltd.	35,600	765,400
Progressive Corp. *	70,800	1,356,528
The Travelers Companies, Inc.	16,917	910,135
UnumProvident Corp.	16,700	397,293
Willis Group Holdings, Ltd.	52,700	2,001,019

		12,285,092

International Oil - 2.15%
Murphy Oil Corp.	46,900	3,978,996

Leisure Time - 1.90%
Brunswick Corp.	83,300	1,420,265
Electronic Arts, Inc. *	36,000	2,102,760

		3,523,025

Liquor - 0.37%
Brown Forman Corp., Class B	9,200	681,812

Medical-Hospitals - 0.93%
Health Management Associates, Inc., Class A *	86,100	514,878
Universal Health Services, Inc., Class B	23,600	1,208,320

		1,723,198

Mining - 0.30%
Franco-Nevada Corp. *	36,000	552,612

Paper - 2.74%
Domtar Corp. *	61,200	470,628

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Paper (continued)
International Paper Company	103,000	$3,335,140
Smurfit-Stone Container Corp. *	120,600	1,273,536

		5,079,304

Petroleum Services - 2.44%
BJ Services Company	75,500	1,831,630
Exterran Holdings, Inc. *	32,902	2,691,384

		4,523,014

Pharmaceuticals - 2.75%
Barr Pharmaceuticals, Inc. *	22,000	1,168,200
OSI Pharmaceuticals, Inc. *	25,700	1,246,707
Sepracor, Inc. *	52,200	1,370,250
Valeant Pharmaceuticals International *	109,500	1,310,715

		5,095,872

Photography - 0.56%
Eastman Kodak Company (a)	47,900	1,047,573

Publishing - 1.96%
McClatchy Company, Class A (a)	17,000	212,840
Meredith Corp.	10,200	560,796
Scholastic Corp. *	62,200	2,170,158
The New York Times Company, Class A (a)	39,500	692,435

		3,636,229

Real Estate - 1.15%
The St. Joe Company, REIT (a)	60,200	2,137,702

Retail Trade - 3.12%
Dillard's, Inc., Class A (a)	83,200	1,562,496
Family Dollar Stores, Inc.	48,900	940,347
The Gap, Inc.	130,100	2,768,528
The TJX Companies, Inc.	17,600	505,648

		5,777,019

Sanitary Services - 2.00%
Allied Waste Industries, Inc. *	11,400	125,628
Nalco Holding Company	148,500	3,590,730

		3,716,358

Semiconductors - 2.99%
Fairchild Semiconductor International, Inc. *	111,200	1,604,616
Novellus Systems, Inc. *	46,300	1,276,491
QLogic Corp. *	75,900	1,077,780
Teradyne, Inc. *	127,800	1,321,452
Xilinx, Inc.	12,200	266,814

		5,547,153

Software - 0.59%
Intuit, Inc. *	34,700	1,096,867

Telecommunications Equipment & Services - 0.69%
Alcatel SA, ADR	124,300	909,876
Tellabs, Inc. *	57,400	375,396

		1,285,272

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Toys, Amusements & Sporting Goods - 0.87%
Mattel, Inc.	85,100	$1,620,304

TOTAL COMMON STOCKS (Cost $162,361,661)		$163,411,878

PREFERRED STOCKS - 0.46%

Sanitary Services - 0.46%
Allied Waste Industries, Inc., Series D	3,000	854,310

TOTAL PREFERRED STOCKS (Cost $768,779)		$854,310

CORPORATE BONDS - 1.31%

Financial Services - 0.82%
AngloGold Ashanti Holdings PLC, Series REGS
2.375% due 02/27/2009	1,520,000	1,525,320

Mining - 0.49%
Newmont Mining Corp.
1.625% due 07/15/2017	726,000	902,962

TOTAL CORPORATE BONDS (Cost $2,434,178)		$2,428,282

CONVERTIBLE BONDS - 1.71%

Healthcare Services - 0.13%
Health Management Associates, Inc.
1.50% due 08/01/2023	236,000	231,280

Mining - 0.54%
Newmont Mining Corp.
1.625% due 07/15/2017 (g)	801,000	996,244

Telecommunications Equipment & Services - 1.04%
Lucent Technologies Inc., Series B
2.75% due 06/15/2025	2,343,000	1,935,903

TOTAL CONVERTIBLE BONDS (Cost $3,444,231)		$3,163,427

SHORT TERM INVESTMENTS - 14.36%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$13,151,203	$13,151,203
T. Rowe Price Reserve Investment Fund (c)	13,465,968	13,465,968

TOTAL SHORT TERM INVESTMENTS
(Cost $26,617,171)		$26,617,171

REPURCHASE AGREEMENTS - 1.67%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$3,103,621 on 01/02/2008,
collateralized by $3,195,000
Federal Home Loan Mortgage
Corp., 2.125% due 05/23/2018
(valued at $3,167,044, including
interest)	$3,103,000	$3,103,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,103,000)		$3,103,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Investments (Mid Value Trust)
(Cost $198,729,020) - 107.66%	$199,578,068
Liabilities in Excess of Other Assets - (7.66)%	(14,193,299)

TOTAL NET ASSETS - 100.00%	$185,384,769

Mutual Shares Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 91.07%

Belgium - 0.00%
Fortis, Strip VVPR *	59,778	$874

Bermuda - 2.28%
Covidien, Ltd.	69,656	3,085,064
SeaDrill, Ltd., GDR *	97,388	2,350,383
Tyco Electronics, Ltd.	86,532	3,212,933

		8,648,380

Canada - 0.51%
ACE Aviation Holdings, Inc. *	43,918	1,261,538
MDS, Inc. *	35,117	682,806

		1,944,344

Denmark - 1.59%
A P Moller Maersk AS	255	2,723,224
Danske Bank AS	85,127	3,327,403

		6,050,627

France - 4.30%
Carrefour SA	45,790	3,563,964
Groupe DANONE	22,297	1,998,339
Pernod-Ricard SA	17,321	3,997,366
Sanofi-Aventis SA	21,108	1,932,231
Societe Generale	15,503	2,242,182
Suez SA	7,468	508,316
Total SA	25,039	2,073,237

		16,315,635

Germany - 5.72%
Allianz AG	10,327	2,224,841
DaimlerChrysler AG	23,008	2,229,933
Deutsche Post AG	111,871	3,841,278
E.ON AG	10,225	2,173,761
Linde AG	19,608	2,598,103
RWE AG	21,984	3,082,380
Siemens AG	35,015	5,567,461

		21,717,757
Hong Kong - 0.17%
Link, REIT	293,182	632,743

Italy - 1.10%
Banco Popolare Scarl *	69,183	1,528,903
Intesa Sanpaolo SpA	336,567	2,648,634

		4,177,537

Japan - 1.15%
Japan Tobacco, Inc.	508	3,003,675
Mitsubishi UFJ Financial Group, Inc.	81,429	767,870
Sumitomo Mitsui Financial Group, Inc.	80	592,022

		4,363,567

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands - 4.21%
DSM NV	17,255	$815,220
Fortis	220,461	5,788,114
Koninklijke (Royal) KPN NV	57,376	1,045,310
Koninklijke (Royal) Philips Electronics NV	73,996	3,170,742
Royal Dutch Shell PLC, A Shares	100,462	4,235,114
TNT Post Group NV	22,521	934,391

		15,988,891

Norway - 2.05%
Orkla ASA	406,121	7,775,934

Singapore - 0.65%
Keppel Corp., Ltd.	275,281	2,452,938

South Korea - 0.80%
KT&G Corp. *	35,610	3,023,061

Spain - 0.94%
Altadis SA, Series A	16,980	1,232,055
Telefonica SA	72,069	2,336,207

		3,568,262

Sweden - 0.60%
Ericsson LM, Series B	588,063	1,376,406
Swedbank AB, A shares	29,564	831,978
Telefonaktiebolaget LM Ericsson, SADR	2,204	51,463

		2,259,847

Switzerland - 2.35%
Nestle SA	11,031	5,065,326
Novartis AG	39,427	2,156,157
Zurich Financial Services AG	5,820	1,708,091

		8,929,574

United Kingdom - 6.20%
Anglo American PLC	30,033	1,823,041
BP PLC	135,297	1,653,359
British American Tobacco PLC	207,184	8,099,452
Cadbury Schweppes PLC	338,005	4,132,740
Imperial Tobacco Group PLC	116,719	6,312,956
Mondi PLC	647	5,414
Mondi, Ltd.	1,057	10,205
WPP Group PLC	114,694	1,469,354

		23,506,521

United States - 56.45%
Alcoa, Inc.	60,578	2,214,126
Alexander’s, Inc., REIT *	5,536	1,955,592
Alleghany Corp. *	5,476	2,201,352
Alliance Data Systems Corp. *	34,239	2,567,583
Altria Group, Inc.	89,228	6,743,852
American International Group, Inc.	47,418	2,764,469
ArcelorMittal	23,118	1,792,059
BEA Systems, Inc. *	142,193	2,243,806
Beazer Homes USA, Inc.	39,751	295,350
Berkshire Hathaway, Inc., Class B *	2,907	13,767,552
Bristol-Myers Squibb Company	67,066	1,778,590
Brown Forman Corp., Class B	13,011	964,245

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Cablevision Systems Corp., Class A *	45,678	$1,119,111
Centennial Bank Holdings, Inc. *	21,927	126,738
Cerberus Investors I LLC *	337,200	283,922
Cerberus Investors II LLC *	337,200	283,922
Cerberus Investors III LLC *	168,600	141,961
Citigroup, Inc.	78,144	2,300,559
Clear Channel Communications, Inc.	36,070	1,245,137
Coca-Cola Enterprises, Inc.	137,414	3,576,887
Comcast Corp., Special Class A *	345,070	6,252,669
Community Health Systems, Inc. *	58,797	2,167,258
Conseco, Inc. *	78,340	983,950
Constellation Energy Group, Inc.	58,242	5,971,552
CVS Caremark Corp.	118,751	4,720,352
Dell, Inc. *	198,147	4,856,583
Domtar Corp. *	214,354	1,648,382
Embarq Corp.	26,719	1,323,392
Energy East Corp.	63,379	1,724,543
Exelon Corp.	9,930	810,685
Federal Signal Corp.	50,382	565,286
Forestar Real Estate Group, Inc. *	22,258	525,074
GenCorp, Inc. *	36,508	425,683
General Mills, Inc.	16,917	964,269
General Motors Corp.	122,653	3,052,833
Goodyear Tire & Rubber Company *	73,903	2,085,543
Guaranty Financial Group, Inc. *	22,258	356,133
H & R Block, Inc.	71,479	1,327,365
Harley-Davidson, Inc.	29,075	1,358,093
Hartford Financial Services Group, Inc.	10,952	954,905
Hillenbrand Industries, Inc.	24,047	1,340,139
Home Depot, Inc.	144,437	3,891,133
Hudson City Bancorp, Inc.	148,808	2,235,096
International Paper Company	165,037	5,343,898
Kraft Foods, Inc., Class A	107,791	3,517,220
Lear Corp. *	41,865	1,157,986
Legg Mason, Inc.	13,415	981,307
Lexmark International, Inc. *	27,796	968,969
Liberty Media Corp., Capital, Series A *	22,017	2,564,760
LSI Logic Corp. *	409,153	2,172,603
Mattel, Inc.	173,574	3,304,849
Maxim Integrated Products, Inc.	73,969	1,958,699
MeadWestvaco Corp.	35,304	1,105,015
Microsoft Corp.	188,110	6,696,716
Motorola, Inc.	329,163	5,279,775
NAVTEQ Corp. *	11,191	846,040
News Corp., Class A	368,125	7,542,881
Northwest Airlines Corp. *	49,909	724,180
NorthWestern Corp.	6,937	204,642
Old Republic International Corp.	103,392	1,593,271
Owens Corning, Inc. *	54,610	1,104,214
Pfizer, Inc.	198,034	4,501,313
Prudential Financial, Inc.	16,576	1,542,231
Quest Diagnostics, Inc.	44,956	2,378,172

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Reynolds American, Inc.	77,463	$5,109,460
Sears Holdings Corp. *	18,274	1,864,862
SLM Corp.	155,205	3,125,829
Sovereign Bancorp, Inc.	121,367	1,383,584
Sun-Times Media Group, Inc. *	6,870	15,114
Temple-Inland, Inc.	66,775	1,392,259
Tenet Healthcare Corp. *	446,455	2,267,991
The Kroger Company	110,144	2,941,946
The St. Joe Company, REIT	15,740	558,927
The Travelers Companies, Inc.	23,180	1,247,084
Time Warner Cable, Inc. *	38,998	1,076,345
Time Warner, Inc.	262,103	4,327,321
Transocean, Inc. *	11,301	1,617,738
Tyco International, Ltd.	42,129	1,670,415
U.S. Bancorp	212,484	6,744,242
UnionBanCal Corp.	16,017	783,392
Valeant Pharmaceuticals International *	53,992	646,284
Ventas, Inc., REIT	18,441	834,455
Verizon Communications, Inc.	16,938	740,021
Viacom, Inc., Class B *	82,759	3,634,775
Virgin Media, Inc.	154,159	2,642,285
Wachovia Corp.	20,693	786,955
Wal-Mart Stores, Inc.	93,563	4,447,049
Watson Pharmaceuticals, Inc. *	200	5,428
Weyerhaeuser Company	49,791	3,671,588
White Mountains Insurance Group, Ltd.	12,781	6,570,073
Wyndham Worldwide Corp.	29,279	689,813

		214,191,707

TOTAL COMMON STOCKS (Cost $354,492,485)		$345,548,199

PREFERRED STOCKS - 0.26%

United States - 0.26%
Dana Corp., Series B *	150	15,000
Washington Mutual, Inc., Series R	1,100	973,500

		988,500

TOTAL PREFERRED STOCKS (Cost $1,087,036)		$988,500

CORPORATE BONDS - 0.44%

United States - 0.44%
Calpine Corp.
8.50% due 07/15/2010 ^ (g)	69,000	73,830
8.75% due 07/15/2013 ^ (g)	34,000	36,550
9.875% due 12/01/2011 ^ (g)	24,000	25,080
Cerberus Investors I LLC
12.00% due 07/31/2014 (b)	337,200	283,922
Cerberus Investors II LLC
12.00% due 07/31/2014 (b)	337,200	283,923
Cerberus Investors III LLC
12.00% due 07/31/2014 (b)	168,600	141,961
Dana Corp.
5.85% due 01/15/2015 ^	42,000	30,660

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United States (continued)
Northwest Airlines zero coupon due 01/16/2017	$170,000	$5,100
Tropicana Entertainment LLC 9.625% due 12/15/2014	1,180,000	749,300
Trump Entertainment Resorts, Inc. 8.50% due 06/01/2015	33,000	25,121

		1,655,447

TOTAL CORPORATE BONDS (Cost $1,834,366)		$1,655,447

OPTIONS - 0.10%

United States - 0.10%
Dow Jones Euro Stoxx 50 Index Expiration 06/20/2008 at $4088.73 *	660	87,721
S&P 500 Index
Expiration 06/21/2008 at $1250.00 *	3,100	83,390
Expiration 06/21/2008 at $1375.00 *	3,700	196,100

		367,211

TOTAL OPTIONS (Cost $363,861)		$367,211

SHORT TERM INVESTMENTS - 9.60%
Federal Home Loan Bank Discount Notes zero coupon due 01/02/2008 to
08/15/2008	$34,900,000	$34,684,509
United States Treasury Bill zero coupon due 05/01/2008	1,800,000	1,764,373

TOTAL SHORT TERM INVESTMENTS (Cost $36,438,680)		$36,448,882

Total Investments (Mutual Shares Trust)
(Cost $394,216,428) - 101.47%		$385,008,239
Liabilities in Excess of Other Assets - (1.47)%		(5,561,550)

TOTAL NET ASSETS - 100.00%		$379,446,689

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Tobacco	8.84%
Banking	8.20%
Food & Beverages	8.18%
Insurance	5.74%
Cable & Television	5.02%

Natural Resources Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.35%

Aluminum - 0.83%
Alcoa, Inc.	260,275	$9,513,051

Coal - 5.35%
CONSOL Energy, Inc.	557,914	39,902,009

Natural Resources Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Coal (continued)
Patriot Coal Corp. *	32,370	$1,351,124
Peabody Energy Corp.	323,500	19,940,540

		61,193,673

Crude Petroleum & Natural Gas - 13.53%
Devon Energy Corp.	118,900	10,571,399
EOG Resources, Inc.	492,531	43,958,392
Marathon Oil Corp.	255,872	15,572,370
Newfield Exploration Company *	298,748	15,744,019
Noble Energy, Inc.	177,436	14,109,711
Rosneft Oil Company, GDR *	1,263,914	12,259,966
Ultra Petroleum Corp. *	184,400	13,184,600
XTO Energy, Inc.	572,142	29,385,213

		154,785,670

Domestic Oil - 4.41%
Denbury Resources, Inc. *	570,600	16,975,350
Suncor Energy, Inc.	306,493	33,510,978

		50,486,328

Gas & Pipeline Utilities - 4.13%
Eni SPA, SADR	357,900	25,922,697
Equitable Resources, Inc.	169,540	9,033,091
Transocean, Inc. *	86,207	12,340,532

		47,296,320

Gold - 3.47%
AngloGold Ashanti, Ltd., SADR	411,600	17,620,596
Barrick Gold Corp. (a)	278,072	11,692,928
Gold Fields, Ltd. (a)	725,580	10,441,559

		39,755,083

International Oil - 28.65%
BP PLC, ADR	468,773	34,300,120
Canadian Natural Resources, Ltd.	600,467	44,158,159
ConocoPhillips	248,159	21,912,440
EnCana Corp.	562,708	38,485,019
Exxon Mobil Corp.	465,095	43,574,751
Gazprom OAO, SADR	590,550	33,370,104
Lukoil Oil Company, ADR	323,773	28,006,365
Petroleo Brasileiro SA, ADR	380,002	43,791,430
Royal Dutch Shell PLC, ADR	164,031	13,811,410
Talisman Energy, Inc.	1,369,902	25,525,607
WesternZagros Resources, Ltd. *	414,342	1,007,570

		327,942,975

Metal & Metal Products - 11.78%
Alumina, Ltd. (a)	3,137,968	17,371,600
Cameco Corp. (a)	596,878	23,761,713
Companhia Vale Do Rio Doce, SADR	2,210,496	61,849,678
Vedanta Resources PLC (a)	785,873	31,883,592

		134,866,583

Mining - 8.72%
Anglo American PLC	182,290	11,065,231
Anglo Platinum, Ltd. (a)	184,667	27,241,047

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Natural Resources Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mining (continued)
Freeport-McMoRan Copper & Gold, Inc.,
Class B	232,670	$23,834,715
Xstrata PLC	535,940	37,607,339

		99,748,332

Paper - 0.75%
Mondi PLC	46,914	392,583
Mondi, Ltd.	351	3,298
Mondi, Ltd. (a)	19,842	191,563
Smurfit-Stone Container Corp. *	754,500	7,967,520

		8,554,964

Petroleum Services - 10.80%
Baker Hughes, Inc.	197,000	15,976,700
Halliburton Company	420,498	15,941,079
Petro-Canada	262,769	14,177,465
Total SA, ADR	415,938	34,356,479
Valero Energy Corp.	616,034	43,140,861

		123,592,584

Steel - 3.93%
ArcelorMittal (a)	302,394	23,390,176
Nucor Corp.	365,200	21,627,144

		45,017,320

TOTAL COMMON STOCKS (Cost $754,284,370)		$1,102,752,883

PREFERRED STOCKS - 0.21%

Mining - 0.21%
Anglo American Platinum Corp., Ltd.	46,952	2,404,501

TOTAL PREFERRED STOCKS (Cost $1,014,202)		$2,404,501

WARRANTS - 0.00%

International Oil - 0.00%
WesternZagros Resources, Ltd.
(Expiration Date: 01/18/2008, Strike
Price: CAD 2.50) *	41,434	6,297

TOTAL WARRANTS (Cost $32,093)		$6,297

SHORT TERM INVESTMENTS - 7.89%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$90,303,617	$90,303,617

TOTAL SHORT TERM INVESTMENTS
(Cost $90,303,617)		$90,303,617

Natural Resources Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 3.40%
Tri Party Repo Deutsche Bank dated
12/31/2007 at 4.75% to be
repurchased at $38,910,265 on
01/02/2008, collateralized by
$17,112,329 Federal Home Loan
Mortgage Corp., 6.50% due
09/01/2037 (valued at
$17,285,732, including interest)
and $7,222,298 Federal Home
Loan Mortgage Corp., 5.00% due
05/01/2037 (valued at $6,956,441,
including interest) and $3,955,038
Federal Home Loan Mortgage
Corp., 5.50% due 06/01/2033
(valued at $1,677,477, including
interest) and $17,485,700 Federal
Home Loan Mortgage Corp.,
5.00% due 04/01/2035 (valued at
$13,758,351, including interest) (c)	$38,900,000	$38,900,000

TOTAL REPURCHASE AGREEMENTS
(Cost $38,900,000)		$38,900,000

Total Investments (Natural Resources Trust)
(Cost $884,534,282) - 107.85%		$1,234,367,298
Liabilities in Excess of Other Assets - (7.85)%		(89,891,783)

TOTAL NET ASSETS - 100.00%		$1,144,475,515

Overseas Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.64%

Australia - 2.30%
Amcor, Ltd. (a)	199,800	$1,205,827
Asciano Group *	60,424	368,302
BHP Billiton, Ltd., SADR	6,500	455,260
Brambles, Ltd.	240,711	2,416,987
Foster’s Group, Ltd.	262,880	1,503,798
Macquarie Group, Ltd., ADR *	23,936	1,601,496
Newcrest Mining, Ltd. (a)	39,735	1,145,762
QBE Insurance Group, Ltd.	34,918	1,013,768
Telstra Corp., Ltd.	334,416	1,370,480
Woolworths, Ltd.	85,535	2,536,632

		13,618,312

Austria - 0.67%
Raiffeisen International Bank Holding AG	11,374	1,709,469
Telekom Austria AG	56,740	1,566,927
Wienerberger Baustoffindustrie AG	12,900	710,765

		3,987,161

Belgium - 0.18%
Fortis, Strip VVPR *	30,000	439
UCB SA	23,431	1,063,735

		1,064,174

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil - 0.38%
Companhia Vale Do Rio Doce, ADR *	69,700	$2,277,099

Canada - 8.18%
Barrick Gold Corp.	278,200	11,698,310
Cameco Corp.	147,500	5,913,749
Canadian National Railway Company	24,700	1,167,491
Canadian Natural Resources, Ltd.	69,400	5,103,655
EnCana Corp.	37,300	2,551,041
Fairfax Financial Holdings, Ltd.	3,900	1,134,100
Inmet Mining Corp.	12,500	1,020,188
Methanex Corp.	28,300	790,261
Potash Corp. of Saskatchewan, Inc.	94,300	13,710,023
Research In Motion, Ltd. *	5,700	650,076
Shoppers Drug Mart Corp.	21,300	1,149,438
Sun Life Financial, Inc.	24,500	1,382,942
Suncor Energy, Inc.	20,000	2,186,737

		48,458,011

China - 0.14%
Industrial & Commercial Bank of China, Ltd. (a)	1,182,000	837,602

Denmark - 0.26%
Novo Nordisk AS	23,160	1,511,916

Egypt - 1.01%
Commercial International Bank	19,083	314,694
Egyptian Company for Mobile Services	46,600	1,719,121
Orascom Telecom Holding SAE	47,900	3,966,035

		5,999,850

Finland - 0.45%
Nokia AB Oyj	40,100	1,540,533
Rautaruukki Oyj	26,200	1,119,820

		2,660,353

France - 10.31%
Air Liquide	26,822	3,990,417
AXA Group SA	60,600	2,416,056
BNP Paribas SA	21,892	2,375,280
Bouygues SA	107,984	8,972,717
Dassault Systemes SA	25,600	1,515,208
Groupe DANONE	46,900	4,203,349
Lafarge SA	12,000	2,179,048
L’Oreal SA	49,164	7,040,150
Pernod-Ricard SA	5,100	1,176,985
PSA Peugeot Citroen SA	24,500	1,856,484
Renault Regie Nationale SA	9,300	1,318,949
Sanofi-Aventis SA	64,542	5,908,191
Schneider Electric SA	28,114	3,807,861
Societe Generale	10,600	1,533,066
Total SA	47,900	3,966,136
Veolia Environnement SA	53,419	4,865,860
Vivendi SA	86,000	3,948,518

		61,074,275

Germany - 4.31%
Allianz AG	20,228	4,357,905

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Bayer AG	25,800	$2,359,421
Continental AG	14,600	1,910,421
DaimlerChrysler AG	56,200	5,446,898
Deutsche Bank AG	25,400	3,316,602
Hypo Real Estate Holding AG	30,430	1,607,436
Infineon Technologies AG *	108,900	1,283,721
Siemens AG	32,852	5,223,540

		25,505,944

Hong Kong - 2.85%
Alibaba.com, Ltd. * (a)(g)	14,000	50,542
Bank of East Asia, Ltd.	415,400	2,809,400
China Communications Construction Company, Ltd.	543,000	1,414,103
China Mobile, Ltd.	49,000	853,310
China Shenhua Energy Company, Ltd.	265,500	1,562,321
Gome Electrical Appliances Holdings, Ltd.	1,074,000	2,708,053
Hang Lung Properties, Ltd.	107,000	490,271
Shangri-La Asia, Ltd.	780,000	2,450,629
Sino Land Company, Ltd.	618,000	2,156,296
Sun Hung Kai Properties, Ltd.	40,000	839,127
Swire Pacific, Ltd., Class A	112,500	1,543,034

		16,877,086

India - 0.31%
Infosys Technologies, Ltd., ADR	40,300	1,828,008

Indonesia - 0.52%
Telekomunikasi Indonesia Tbk PT	2,921,000	3,092,287

Ireland - 0.97%
Allied Irish Banks PLC - London	72,400	1,653,917
CRH PLC - London (a)	94,700	3,265,740
Irish Life & Permanent PLC - London	47,400	821,318

		5,740,975
Israel - 0.69%
Bank Hapoalim, Ltd.	405,000	2,018,842
Teva Pharmaceutical Industries, Ltd., SADR	45,100	2,096,248

		4,115,090

Italy - 0.53%
Eni SpA	43,472	1,586,568
Intesa Sanpaolo SpA	142,917	1,124,693
Prysmian SpA *	17,200	425,628

		3,136,889

Japan - 19.60%
AEON Company, Ltd.	432,800	6,313,281
Canon, Inc.	27,000	1,235,697
Citizen Watch Company, Ltd. (a)	120,000	1,165,359
Credit Saison Company, Ltd. (a)	50,500	1,375,668
Elpida Memory, Inc. *	41,500	1,418,879
Fanuc, Ltd.	24,700	2,394,617
Fuji Photo Film Company, Ltd.	43,800	1,833,271
Hirose Electric Company, Ltd. (a)	21,500	2,467,342
Hoya Corp.	142,400	4,505,415

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Idemitsu Kosan Company, Ltd. (a)	24,900	$2,622,588
Inpex Holdings, Inc.	174	1,888,345
Japan Tobacco, Inc.	161	951,952
JGC Corp. (a)	65,000	1,114,503
Kansai Electric Power Company, Ltd.	64,600	1,504,722
Keyence Corp. (a)	7,800	1,915,443
Mitsubishi Corp.	95,000	2,571,145
Mitsubishi UFJ Financial Group, Inc. (a)	101,000	952,422
Mizuho Financial Group, Inc.	814	3,877,443
Murata Manufacturing Company, Ltd.	20,300	1,165,719
Nintendo Company, Ltd.	9,200	5,401,795
Nippon Electric Glass Company, Ltd.	99,000	1,610,436
Nippon Telegraph & Telephone Corp.	198	984,244
Nissan Motor Company, Ltd.	257,600	2,811,573
Nomura Holdings, Inc.	54,000	904,762
NTT DoCoMo, Inc.	1,669	2,747,689
Oracle Corp. - Japan (a)	18,700	821,052
Orix Corp.	23,590	3,967,535
Rohm Company, Ltd.	13,800	1,197,240
Shimamura Company, Ltd. (a)	9,100	769,450
SMC Corp. (a)	13,000	1,546,527
SOFTBANK Corp.	401,640	8,237,538
Sony Corp.	85,200	4,641,939
Sony Financial Holdings, Inc. * (a)	228	871,468
Sumitomo Chemical Company, Ltd.	292,000	2,585,842
Sumitomo Corp.	297,000	4,155,437
Sumitomo Metal Industries, Ltd.	247,000	1,129,519
Sumitomo Mitsui Financial Group, Inc.	1,180	8,732,324
Suzuki Motor Corp. (a)	82,600	2,476,364
Takeda Pharmaceutical Company, Ltd.	31,800	1,857,782
Tokyo Electron, Ltd.	23,800	1,446,363
Tokyo Gas Company, Ltd.	234,000	1,093,090
Tokyu Corp. (a)	144,000	940,131
Toshiba Corp.	449,000	3,313,603
Toto, Ltd.	95,000	752,524
Trend Micro, Inc. *	64,000	2,276,394
UNI Charm Corp.	21,100	1,331,587
Yahoo Japan Corp. (a)	2,078	926,680
Yamada Denki Company, Ltd.	28,520	3,217,202
Yamato Transport Company, Ltd. (a)	144,000	2,069,900

		116,091,801

Luxembourg - 0.41%
SES Global SA	91,700	2,420,614

Malaysia - 0.40%
Commerce Asset Holdings	364,900	1,201,397
Telekom Malaysia, BHD	345,600	1,163,715

		2,365,112

Mexico - 2.41%
America Movil SA de CV, Series L, ADR	143,400	8,803,326
Cemex SA de CV, SADR *	97,200	2,512,620

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mexico (continued)
Grupo Financiero Inbursa SA de CV	1,074,400	$2,953,190

		14,269,136

Netherlands - 4.16%
Aegon NV	114,800	2,024,880
Akzo Nobel NV	20,000	1,610,040
Fortis	36,000	945,165
ING Groep NV	108,072	4,211,062
Koninklijke (Royal) KPN NV	227,700	4,148,373
Royal Dutch Shell PLC, A Shares	166,922	7,036,843
Unilever NV	127,500	4,684,440

		24,660,803

Norway - 0.45%
Telenor ASA	112,000	2,657,644

Poland - 0.57%
Polski Koncern Naftowy Orlen SA *	8,900	187,923
Polski Koncern Naftowy Orlen, ADR *	75,400	3,182,355

		3,370,278

Russia - 1.77%
JSC MMC Norilsk Nickel, ADR	4,200	1,137,150
OAO Gazprom, SADR	121,300	6,877,710
Unified Energy Systems of Russia *	12,100	1,573,000
Vympel Communicatii, SADR	21,400	890,240

		10,478,100

Singapore - 0.46%
Capitaland, Ltd. *	167,000	718,501
Singapore Telecommunications, Ltd.	444,860	1,223,929
United Overseas Bank, Ltd.	59,072	809,010

		2,751,440

South Africa - 0.91%
MTN Group, Ltd.	61,500	1,151,874
Naspers, Ltd. (a)	50,900	1,204,728
Sasol, Ltd.	32,100	1,590,666
Standard Bank Group, Ltd.	100,600	1,474,039

		5,421,307

South Korea - 1.67%
Hynix Semiconductor, Inc. * (a)	71,510	1,958,618
Kookmin Bank *	13,340	983,345
NHN Corp. *	3,500	834,598
Samsung Electronics Company, Ltd.	10,387	6,112,724

		9,889,285

Spain - 1.88%
Banco Bilbao Vizcaya Argentaria SA	218,900	5,328,928
Banco Santander Central Hispano SA	98,500	2,127,398
Industria de Diseno Textil SA	19,300	1,167,841
Telefonica SA	77,372	2,508,111

		11,132,278

Sweden - 0.48%
Assa Abloy AB - Series B	29,000	581,557
AstraZeneca PLC	1,500	64,558

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
Atlas Copco AB, Series B, ADR *	58,300	$794,575
Teliasonera AB	152,400	1,423,809

		2,864,499

Switzerland - 8.75%
Adecco SA	30,591	1,644,418
Clariant AG *	117,500	1,084,794
Compagnie Financiere Richemont AG, Series A *	118,774	8,114,745
Credit Suisse Group AG	34,564	2,080,599
Holcim, Ltd.	41,125	4,383,947
Nestle SA	17,758	8,154,298
Nobel Biocare Holding AG, Series BR (a)	8,403	2,237,886
Novartis AG	128,736	7,040,228
Roche Holdings AG - Genusschein	42,879	7,412,309
Swiss Re	45,572	3,223,961
Swisscom AG	8,732	3,408,586
Synthes AG	10,141	1,260,869
UBS AG	38,389	1,770,028

		51,816,668

Taiwan - 2.50%
High Tech Computer Corp., ADR (a)	21,190	1,546,870
HON HAI Precision Industry Company, Ltd., Reg. S, GDR	499,900	6,198,760
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	707,300	7,044,708

		14,790,338

Thailand - 0.29%
Banpu PCL, Reg.	36,000	435,578
Banpu PCL	110,800	1,299,726

		1,735,304

Turkey - 0.89%
Akbank AS	152,400	1,125,590
Turkcell Iletisim Hizmetleri AS	273,824	3,007,599
Yapi ve Kredi Bankasi AS * (a)	326,599	1,145,858

		5,279,047

United Kingdom - 14.13%
AstraZeneca Group PLC	58,309	2,509,781
BAE Systems PLC	997,700	9,901,060
Bank Muscat SAOG	173,200	3,853,700
Barclays PLC	118,800	1,199,796
BHP Billiton PLC	67,800	2,067,446
BP PLC	357,800	4,372,393
Cairn Energy Plc *	12,600	770,192
Eurasian Natural Resources Corp. *	78,200	996,256
HBOS PLC	206,100	2,996,901
HSBC Holdings PLC	162,878	2,743,597
Lloyds TSB Group PLC	106,500	1,002,876
LSR Group *	19,100	276,950
Marks & Spencer Group PLC	86,900	961,935
National Grid PLC, ADR	93,200	1,545,692
Orascom Construction Industries (a)	26,300	5,517,422

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Persimmon PLC	53,074	$845,507
Premier Foods PLC	219,200	895,531
Reed Elsevier PLC (a)	71,661	962,450
Rentokil Initial PLC	352,500	840,734
Reuters Group PLC	156,200	1,974,927
Rio Tinto PLC	76,700	8,072,079
Rosneft Oil Company, GDR *	88,000	853,600
Royal Bank of Scotland Group PLC	349,700	3,087,660
SABMiller PLC	229,500	6,441,064
Scottish & Southern Energy PLC	67,500	2,201,004
Standard Chartered PLC	38,600	1,408,769
Tesco PLC	330,800	3,146,741
TMK OAO *	34,400	1,548,000
Uralkali * (a)	54,438	2,027,815
Vodafone Group PLC	1,136,021	4,264,521
Xstrata PLC	33,333	2,339,003
Yell Group PLC	257,800	2,054,507

		83,679,909

United States - 0.85%
Ambuja Cements Ltd	447,500	1,669,533
Evraz Group SA *	10,400	806,000
Fubon Financial Holding Company, Ltd.	112,000	974,400
Larsen & Toubro, Ltd.	11,241	1,211,218
UBS AG	7,800	358,800

		5,019,951

TOTAL COMMON STOCKS (Cost $511,508,465)		$572,478,546

PREFERRED STOCKS - 1.00%

Brazil - 0.79%
Companhia de Bebidas das Americas, ADR	66,000	4,687,980

Germany - 0.21%
Porsche Automobil Holding SE	600	1,211,663

TOTAL PREFERRED STOCKS (Cost $6,516,602)		$5,899,643

SHORT TERM INVESTMENTS - 5.19%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$30,760,599	$30,760,599

TOTAL SHORT TERM INVESTMENTS (Cost $30,760,599)		$30,760,599

REPURCHASE AGREEMENTS - 2.81%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $16,646,329 on 01/02/2008, collateralized by $16,750,000 Federal National Mortgage Association, 5.30% due 04/16/2010 (valued at $16,980,313, including interest)	$16,643,000	$16,643,000

TOTAL REPURCHASE AGREEMENTS (Cost $16,643,000)		$16,643,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Investments (Overseas Equity Trust) (Cost $565,428,666) - 105.64%	$625,781,788
Liabilities in Excess of Other Assets - (5.64)%	(33,411,994)

TOTAL NET ASSETS - 100.00%	$592,369,794

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Banking	9.46%
Telecommunications Equipment & Services	6.02%
Food & Beverages	4.31%
Chemicals	4.26%
Financial Services	3.97%

Pacific Rim Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.16%

Australia - 14.59%
Australia and New Zealand Banking Group, Ltd.	70,334	$1,683,199
BHP Billiton, Ltd.	121,275	4,239,545
Boart Longyear Group *	250,000	510,522
Centennial Coal Company, Ltd.	300,000	1,264,864
Commonwealth Bank of Australia, Ltd.	43,230	2,228,891
CSL, Ltd.	49,980	1,583,364
Goodman Fielder, Ltd.	300,000	495,945
Harvey Norman Holding, Ltd.	150,000	886,541
John Fairfax Holdings, Ltd.	400,000	1,633,430
Lihir Gold, Ltd. *	550,000	1,711,142
National Australia Bank, Ltd.	40,000	1,317,584
Orica, Ltd.	20,000	553,333
Pacific Brands, Ltd.	325,000	922,979
QBE Insurance Group, Ltd.	69,140	2,007,330
Rio Tinto, Ltd.	12,000	1,396,002
Sunland Group, Ltd.	250,000	977,713
Woodside Petroleum, Ltd.	20,670	906,004

		24,318,388

Bermuda - 2.86%
Cafe de Coral Holdings, Ltd.	424,000	1,041,204
Cosco Pacific, Ltd.	270,000	704,345
Orient Overseas International, Ltd.	240,000	1,764,398
Yue Yuen Industrial Holdings, Ltd.	350,000	1,253,399

		4,763,346

Cayman Islands - 0.66%
Shimao Property Holdings, Ltd., GDR	440,000	1,102,363

China - 3.10%
China Life Insurance Company, Ltd.	258,000	1,318,758
China Merchants Bank Company, Ltd.	200,000	808,440
Dongfeng Motor Group Company, Ltd.	1,220,000	850,947
PetroChina Company, Ltd., Class H	800,000	1,409,073
Yanzhou Coal Mining Company, Ltd., Class H	400,000	772,806

		5,160,024

Hong Kong - 9.18%
China Everbright, Ltd. *	250,000	778,356

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
China Mobile, Ltd.	75,000	$1,306,087
China Resource Power Holdings, Ltd.	290,000	1,004,136
CNPC Hong Kong, Ltd.	1,500,000	946,745
Great Eagle Holdings, Ltd,	215,000	795,390
Harbin Power Equipment Company, Ltd.	1,000,000	3,142,358
Henderson Land Development Company, Ltd.	145,000	1,348,467
New World Development Company, Ltd.	400,000	1,405,470
Pacific Basin Shipping, Ltd.	608,000	966,272
Shanghai Industrial Holdings, Ltd.	200,000	864,783
Shenzhen Investment, Ltd.	700,000	490,464
Sun Hung Kai Properties, Ltd.	90,000	1,888,037
Wharf Holdings, Ltd.	70,000	362,555

		15,299,120

India - 0.77%
ICICI Bank, Ltd.	30,000	927,844
Steel Authority Of India, Ltd.	50,000	354,452

		1,282,296

Japan - 44.21%
Ajinomoto Company, Inc.	177,000	2,003,158
Amada Company, Ltd.	198,000	1,717,367
Asahi Glass Company, Ltd.	130,000	1,719,301
Canon, Inc.	28,200	1,290,617
Chiba Bank, Ltd.	156,000	1,255,233
Chiyoda Corp.	70,000	789,434
Credit Saison Company, Ltd.	55,200	1,503,700
Daiwa Securities Group, Inc.	145,000	1,301,759
Disco Corp. *	10,000	553,450
Fanuc, Ltd.	8,500	824,058
Hirose Electric Company, Ltd.	10,600	1,216,457
Honda Motor Company, Ltd.	76,800	2,537,076
Hosiden Corp.	70,000	1,081,944
Ibiden Company, Ltd.	20,800	1,438,294
JAFCO Company, Ltd.	20,300	664,879
Japan General Estate Company, Ltd.	80,000	1,069,829
Japan Securities Finance Company, Ltd.	87,500	748,711
JSR Corp.	79,200	2,027,661
Kao Corp.	49,000	1,473,084
KDDI Corp.	465	3,440,567
Keyence Corp.	4,500	1,105,063
Kissei Pharmaceutical Company, Ltd.	39,000	798,197
Komatsu, Ltd.	102,800	2,757,010
Marui Company, Ltd.	70,000	690,687
Matsushita Electric Industrial Company, Ltd.	48,000	983,561
Millea Holdings, Inc.	31,200	1,047,461
Mitsubishi Corp.	105,000	2,841,792
Mitsubishi Electric Corp.	100,000	1,035,717
Mitsubishi Estate Company, Ltd.	105,000	2,501,619
Mitsubishi Materials Corp.	356,000	1,503,232
Mitsubishi Rayon Company, Ltd.	150,000	723,107
Mitsui O.S.K. Lines, Ltd.	135,000	1,706,709
Mitsui Sumitomo Insurance Company, Ltd.	218,000	2,110,707

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Mizuho Financial Group, Inc.	270	$1,286,130
Murata Manufacturing Company, Ltd.	39,500	2,268,271
Nippon Telegraph & Telephone Corp.	140	695,930
SFCG Company, Ltd.	4,300	593,722
Shimadzu Corp.	98,000	873,467
Sumitomo Bakelite Company, Ltd.	222,000	1,329,812
Sumitomo Electric Industries, Ltd.	109,800	1,731,714
Sumitomo Mitsui Financial Group, Inc.	320	2,368,088
Sumitomo Trust & Banking Company, Ltd.	223,000	1,469,736
Takashimaya Company, Ltd.	108,000	1,301,506
Takeda Pharmaceutical Company, Ltd.	39,542	2,310,075
The Bank of Yokohama, Ltd.	232,000	1,616,437
THK Company, Ltd.	65,700	1,327,897
Tokuyama Corp.	138,000	1,376,903
Tokyo Electron, Ltd.	27,500	1,671,218
Tokyo Seimitsu Company, Ltd.	20,400	494,839
Toyota Motor Corp.	30,500	1,624,389
UNY Company, Ltd.	104,000	878,462

		73,680,037
Malaysia - 1.65%
IGB Corp. BHD	1,258,400	852,614
IOI Properties BHD	260,500	1,024,299
MISC BHD *	300,000	880,485

		2,757,398
Singapore - 1.27%
Capitaland, Ltd. *	320,000	1,376,769
Keppel Corp., Ltd.	84,000	748,496

		2,125,265
South Korea - 9.36%
Daelim Industrial Company *	9,500	1,796,301
Daewoo Shipbuilding & Marine Engineering
Company, Ltd. *	25,000	1,363,690
GS Engineering & Construction Corp. *	4,623	760,205
GS Holdings Corp. *	15,000	920,446
Honam Petrochemical Corp. *	8,000	888,602
Hyundai Heavy Industries *	1,500	699,150
Korea Investment Holdings Company, Ltd.	16,000	1,362,106
LG Philips LCD Company, Ltd. *	40,000	2,115,272
Lotte Confectionery Company, Ltd. *	558	1,007,446
Samsung Electronics Company, Ltd.	6,200	3,648,684
Woongjin Coway Company, Ltd. *	32,000	1,033,054

		15,594,956
Taiwan - 8.53%
Advanced Semiconductor Engineering, Inc.	860,949	857,689
Chi Mei Optoelectronics Corp.	1,327,200	1,845,163
Chinatrust Finance Holding Company, Ltd. *	2,357,622	1,663,468
High Tech Computer Corp.	97,900	1,792,787
Hon Hai Precision Industry Company, Ltd.	57,047	351,608
Hung Poo Real Estate Development Corp.	698,920	509,965
Inventec Company, Ltd.	2,438,500	1,401,405
MediaTek, Inc.	87,274	1,118,665

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Merry Electronics Company, Ltd.	414,898	$1,265,402
Realtek Semiconductor Corp.	95,000	325,469
Sincere Navigation Corp.	500,000	840,488
Synnex Technology International Corp.	120,000	295,970
Taiwan Fertilizer Company, Ltd.	800,000	1,943,239

		14,211,318
Thailand - 0.99%
Thoresen Thai Agencies PCL	700,000	981,891
Tisco Bank PCL, Foreign	554,700	485,241
Tisco Bank PCL, NVDR	200,000	176,746

		1,643,878
United States - 1.99%
iShares MSCI Japan Index *	250,000	3,322,500

TOTAL COMMON STOCKS (Cost $150,130,084)		$165,260,889

RIGHTS - 0.00%

Hong Kong - 0.00%
Wing Fat Printing Company, Ltd. *	2,000	0

TOTAL RIGHTS (Cost $0)		$0

Total Investments (Pacific Rim Trust)
(Cost $150,130,084) - 99.16%		$165,260,889
Other Assets in Excess of Liabilities - 0.84%		1,392,103

TOTAL NET ASSETS - 100.00%		$166,652,992

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Electronics	9.00%
Banking	8.43%
Real Estate	6.39%
Chemicals	4.87%
Industrial Machinery	4.23%

Quantitative All Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.75%

Advertising - 1.54%
Omnicom Group, Inc.	130,891	$6,221,249

Aerospace - 3.09%
GenCorp, Inc. *	139,260	1,623,772
Lockheed Martin Corp.	102,916	10,832,938

		12,456,710
Aluminum - 0.25%
Century Aluminum Company *	18,925	1,020,814

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Auto Parts - 0.99%
Lear Corp. *	144,306	$3,991,504

Auto Services - 0.41%
Hertz Global Holdings, Inc. *	105,260	1,672,581

Automobiles - 0.92%
Honda Motor Company, Ltd., ADR *	112,368	3,723,876

Banking - 5.93%
Bank of America Corp.	264,486	10,912,692
Credit Suisse Group-Sponsored, ADR	115,807	6,960,001
Deutsche Bank AG	46,912	6,070,882

		23,943,575
Biotechnology - 2.10%
Applera Corp.	199,633	6,771,551
Bio-Rad Laboratories, Inc., Class A *	16,499	1,709,627

		8,481,178
Building Materials & Construction - 1.08%
EMCOR Group, Inc. *	184,772	4,366,162

Business Services - 3.46%
CSG Systems International, Inc. *	161,918	2,383,433
Informatica Corp. *	205,277	3,699,092
R.R. Donnelley & Sons Company	93,822	3,540,842
SRA International, Inc., Class A *	148,207	4,364,696

		13,988,063
Chemicals - 0.29%
Albemarle Corp.	27,977	1,154,051

Commercial Services - 0.60%
Perficient, Inc. *	152,703	2,403,545

Computers & Business Equipment - 7.26%
Cisco Systems, Inc. *	280,908	7,604,180
Extreme Networks, Inc. *	338,175	1,197,139
Foundry Networks, Inc. *	231,704	4,059,454
Hewlett-Packard Company	165,785	8,368,827
Ingram Micro, Inc., Class A *	119,994	2,164,692
Juniper Networks, Inc. *	118,438	3,932,142
Radiant Systems, Inc. *	114,363	1,970,474

		29,296,908
Containers & Glass - 0.55%
Ball Corp.	49,231	2,215,395

Cosmetics & Toiletries - 1.75%
Colgate-Palmolive Company	90,514	7,056,471

Crude Petroleum & Natural Gas - 1.87%
Chesapeake Energy Corp.	88,708	3,477,354
Unit Corp. *	88,457	4,091,136

		7,568,490
Electrical Equipment - 2.96%
Cooper Industries, Ltd., Class A	62,409	3,300,188
Emerson Electric Company	152,705	8,652,265

		11,952,453

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities - 0.58%
Public Service Enterprise Group, Inc.	24,037	$2,361,395

Electronics - 0.62%
Amphenol Corp., Class A	53,596	2,485,247

Energy - 0.99%
Energen Corp.	22,785	1,463,481
Nexen, Inc.	78,352	2,528,419

		3,991,900
Financial Services - 2.72%
Barclays PLC, SADR	101,046	4,079,227
Goldman Sachs Group, Inc.	8,861	1,905,558
Lehman Brothers Holdings, Inc.	58,139	3,804,616
Merrill Lynch & Company, Inc.	21,970	1,179,350

		10,968,751
Food & Beverages - 3.20%
PepsiCo, Inc.	111,863	8,490,402
Spartan Stores, Inc.	194,598	4,446,564

		12,936,966
Gas & Pipeline Utilities - 0.83%
Suburban Propane Partners, LP	58,632	2,379,286
Vectren Corp.	33,787	980,161

		3,359,447
Healthcare Products - 6.10%
CONMED Corp. *	87,866	2,030,583
DENTSPLY International, Inc.	30,991	1,395,215
Herbalife, Ltd.	202,101	8,140,628
Johnson & Johnson	195,805	13,060,194

		24,626,620
Healthcare Services - 2.36%
UnitedHealth Group, Inc.	163,691	9,526,816

Holdings Companies/Conglomerates - 0.73%
General Electric Company	51,426	1,906,362
Pearson PLC, SADR	72,854	1,054,926

		2,961,288
Hotels & Restaurants - 3.45%
McDonald’s Corp.	236,717	13,944,998

Household Products - 0.73%
Jarden Corp. *	124,217	2,932,763

Industrials - 1.69%
Companhia de Saneamento Basico do
Estado de Sao Paulo, ADR *	145,000	6,815,000

Insurance - 7.67%
Aspen Insurance Holdings, Ltd.	100,156	2,888,499
Axis Capital Holdings, Ltd.	102,794	4,005,882
CNA Financial Corp.	137,872	4,649,044
ING Groep NV, SADR	282,851	11,005,732
W.R. Berkley Corp.	121,328	3,616,788
XL Capital, Ltd., Class A	95,418	4,800,480

		30,966,425

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil - 5.38%
ConocoPhillips	145,225	$12,823,368
Exxon Mobil Corp.	37,870	3,548,040
Noble Corp.	34,736	1,962,931
Parker Drilling Company *	450,554	3,401,683

		21,736,022
Internet Retail - 2.08%
eBay, Inc. *	210,360	6,981,848
PetMed Express, Inc. *	117,285	1,419,149

		8,400,997
Internet Service Provider - 0.71%
Salesforce.com, Inc. *	45,729	2,866,751

Internet Software - 1.49%
Check Point Software Technologies, Ltd. *	128,368	2,818,961
Cybersource Corp. *	71,659	1,273,380
Vocus, Inc. *	55,692	1,923,045

		6,015,386
Leisure Time - 0.53%
Walt Disney Company	66,758	2,154,948

Manufacturing - 0.89%
Trinity Industries, Inc.	129,630	3,598,529

Medical-Hospitals - 0.32%
VCA Antech, Inc. *	29,512	1,305,316

Mining - 0.49%
Anglo American PLC, ADR	65,459	1,987,990

Paper - 0.64%
Buckeye Technologies, Inc. *	207,058	2,588,225

Petroleum Services - 2.53%
ENSCO International, Inc.	142,196	8,477,725
Petro-Canada (a)	32,161	1,724,473

		10,202,198
Pharmaceuticals - 1.46%
Abbott Laboratories	20,436	1,147,482
American Oriental Bioengineering, Inc. * (a)	167,042	1,850,825
Eli Lilly & Company	21,888	1,168,600
Pfizer, Inc.	75,753	1,721,866

		5,888,773
Publishing - 0.59%
Idearc, Inc.	134,871	2,368,335

Real Estate - 1.10%
Arbor Realty Trust, Inc., REIT (a)	78,875	1,270,676
First Industrial Realty Trust, Inc., REIT (a)	91,333	3,160,122

		4,430,798
Retail Trade - 1.77%
CVS Caremark Corp.	34,219	1,360,205
NBTY, Inc. *	78,239	2,143,749
The Gap, Inc.	170,732	3,633,177

		7,137,131

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors - 0.47%
Semtech Corp. *	121,205	$1,881,102

Software - 5.06%
Actuate Corp. *	208,502	1,620,061
Adobe Systems, Inc. *	48,673	2,079,797
BEA Systems, Inc. *	114,216	1,802,328
CIBER, Inc. *	167,409	1,022,869
Magma Design Automation, Inc. *	106,327	1,298,253
Microsoft Corp.	118,906	4,233,054
Nuance Communications, Inc. *	261,677	4,888,126
Oracle Corp. *	153,662	3,469,688

		20,414,176
Steel - 1.68%
Gerdau Ameristeel Corp.	363,812	5,173,406
Steel Dynamics, Inc.	27,252	1,623,402

		6,796,808
Telecommunications Equipment &
Services - 1.02%
Tele Norte Leste Participacoes SA, ADR	214,213	4,130,027

Telephone - 2.24%
AT&T, Inc.	218,022	9,060,994

Transportation - 1.58%
DryShips, Inc.	52,629	4,073,485
TBS International Ltd *	69,242	2,289,140

		6,362,625

TOTAL COMMON STOCKS (Cost $386,628,419)		$398,717,772

SHORT TERM INVESTMENTS - 3.99%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$8,989,303	$8,989,303
Lehman Brothers Holdings, Inc.
4.15% due 01/02/2008	7,113,000	7,112,180

TOTAL SHORT TERM INVESTMENTS
(Cost $16,101,483)		$16,101,483

Total Investments (Quantitative All Cap Trust)
(Cost $402,729,902) - 102.74%		$414,819,255
Liabilities in Excess of Other Assets - (2.74)%		(11,069,432)

TOTAL NET ASSETS - 100.00%		$403,749,823

Quantitative Mid Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.03%

Advertising - 0.38%
Omnicom Group, Inc.	2,900	$137,837

Auto Parts - 2.09%
Lear Corp. *	27,200	752,352

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Quantitative Mid Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Auto Services - 0.93%
RSC Holdings, Inc. *	26,737	$335,549

Banking - 2.12%
Colonial Bancgroup, Inc.	34,500	467,130
Sovereign Bancorp, Inc.	26,096	297,495

		764,625
Biotechnology - 2.98%
Applera Corp.	17,069	578,981
Techne Corp. *	7,500	495,375

		1,074,356
Building Materials & Construction - 0.51%
Lennox International, Inc.	4,391	181,875

Business Services - 2.27%
R.R. Donnelley & Sons Company	17,905	675,735
TeleTech Holdings, Inc. *	6,686	142,211

		817,946
Chemicals - 1.65%
Airgas, Inc.	4,341	226,209
Hercules, Inc.	8,800	170,280
OM Group, Inc. *	3,405	195,924

		592,413
Computers & Business Equipment - 4.80%
Cognizant Technology Solutions Corp.,
Class A *	17,800	604,132
Foundry Networks, Inc. *	25,300	443,256
Ingram Micro, Inc., Class A *	18,877	340,541
Juniper Networks, Inc. *	10,230	339,636

		1,727,565
Containers & Glass - 1.92%
Pactiv Corp. *	25,900	689,717

Crude Petroleum & Natural Gas - 2.43%
Sunoco, Inc.	4,243	307,363
Unit Corp. *	7,682	355,293
XTO Energy, Inc.	4,125	211,860

		874,516
Electrical Equipment - 3.15%
AMETEK, Inc.	16,600	777,544
Hubbell, Inc., Class B	6,893	355,679

		1,133,223
Electrical Utilities - 6.63%
Alliant Energy Corp.	17,010	692,137
Mirant Corp. *	24,400	951,112
Xcel Energy, Inc.	32,953	743,749

		2,386,998
Electronics - 4.10%
Amphenol Corp., Class A	11,843	549,160
Dolby Laboratories, Inc., Class A *	12,628	627,864
Thomas & Betts Corp. *	6,100	299,144

		1,476,168

Quantitative Mid Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services - 2.11%
Och-Ziff Capital Management Group LLC.,
Class A * (a)	28,844	$758,020

Food & Beverages - 2.43%
Coca-Cola Enterprises, Inc.	8,600	223,858
McCormick & Company, Inc.	7,900	299,489
Pepsi Bottling Group, Inc.	8,901	351,234

		874,581
Gas & Pipeline Utilities - 2.08%
AGL Resources, Inc.	19,930	750,165

Healthcare Products - 4.48%
DENTSPLY International, Inc.	13,600	612,272
Herbalife, Ltd.	24,800	998,944

		1,611,216
Healthcare Services - 2.71%
athenahealth, Inc. * (a)	1,775	63,900
Covance, Inc. *	2,349	203,471
Coventry Health Care, Inc. *	11,937	707,267

		974,638
Hotels & Restaurants - 3.26%
Darden Restaurants, Inc.	15,095	418,283
Sonic Corp. *	8,198	179,536
Wyndham Worldwide Corp.	24,500	577,220

		1,175,039
Industrial Machinery - 2.05%
Crane Company	17,168	736,507

Insurance - 7.56%
American Financial Group, Inc.	5,100	147,288
Arch Capital Group, Ltd. *	4,953	348,443
Aspen Insurance Holdings, Ltd.	14,700	423,948
Axis Capital Holdings, Ltd.	20,423	795,884
Endurance Specialty Holdings, Ltd.	6,577	274,458
RenaissanceRe Holdings, Ltd.	6,015	362,344
XL Capital, Ltd., Class A	7,305	367,515

		2,719,880
International Oil - 1.14%
Nabors Industries, Ltd. *	15,000	410,850

Internet Service Provider - 1.38%
Salesforce.com, Inc. *	7,900	495,251

Life Sciences - 0.72%
Waters Corp. *	3,290	260,140

Manufacturing - 1.80%
Roper Industries, Inc.	5,751	359,668
Trinity Industries, Inc.	10,425	289,398

		649,066
Medical-Hospitals - 0.42%
VCA Antech, Inc. *	3,400	150,382

Metal & Metal Products - 1.15%
Crown Holdings, Inc. *	16,140	413,991

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Quantitative Mid Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Office Furnishings & Supplies - 1.92%
Avery Dennison Corp.	13,022	$691,989

Petroleum Services - 4.78%
ENSCO International, Inc.	17,800	1,061,236
Petro-Canada (a)	2,958	158,608
Tesoro Corp.	2,400	114,480
Tidewater, Inc.	7,005	384,294

		1,718,618
Pharmaceuticals - 0.39%
Warner Chilcott, Ltd., Class A *	7,900	140,067

Publishing - 1.48%
Idearc, Inc.	14,800	259,888
Meredith Corp.	4,955	272,426

		532,314

Real Estate - 3.72%
Hospitality Properties Trust, REIT	25,200	811,944
iStar Financial, Inc., REIT	20,200	526,210

		1,338,154

Retail Trade - 3.15%
Dick’s Sporting Goods, Inc. *	17,500	485,800
Dollar Tree Stores, Inc. *	19,633	508,887
The TJX Companies, Inc.	4,800	137,904

		1,132,591

Sanitary Services - 4.53%
Allied Waste Industries, Inc. *	54,900	604,998
Republic Services, Inc.	17,400	545,490
Stericycle, Inc. *	8,097	480,962

		1,631,450

Semiconductors - 0.89%
Intersil Corp., Class A	13,100	320,688

Software - 3.01%
BMC Software, Inc. *	9,941	354,297
MedAssets, Inc. *	1,800	43,092
Nuance Communications, Inc. *	36,800	687,424

		1,084,813

Telecommunications Equipment &
Services - 1.33%
Amdocs, Ltd. *	13,847	477,306

Telephone - 0.87%
AT&T, Inc.	4,243	176,339
CenturyTel, Inc.	3,300	136,818

		313,157

Toys, Amusements & Sporting Goods - 1.34%
Hasbro, Inc.	18,900	483,462

Transportation - 0.37%
Genco Shipping & Trading, Ltd.	2,400	131,424

TOTAL COMMON STOCKS (Cost $36,180,240)		$34,920,899

Quantitative Mid Cap Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 9.03%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$1,409,312	$1,409,312
Rabobank USA Finance Corp.
3.48% due 01/02/2008	1,041,000	1,040,899
Societe Generale North America, Inc.
3.50% due 01/02/2008	800,000	799,922

TOTAL SHORT TERM INVESTMENTS
(Cost $3,250,133)		$3,250,133

Total Investments (Quantitative Mid Cap Trust)
(Cost $39,430,373) - 106.06%		$38,171,032
Liabilities in Excess of Other Assets - (6.06)%		(2,180,276)

TOTAL NET ASSETS - 100.00%		$35,990,756

Quantitative Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.61%

Advertising - 2.35%
Omnicom Group, Inc.	410,600	$19,515,818

Aerospace - 1.37%
Lockheed Martin Corp.	108,054	11,373,764

Banking - 9.27%
Bank of America Corp.	142,400	5,875,424
Colonial Bancgroup, Inc.	550,800	7,457,832
Credit Suisse Group-Sponsored, ADR	388,600	23,354,860
Deutsche Bank AG	114,900	14,869,209
Wachovia Corp.	669,100	25,445,873

		77,003,198
Biotechnology - 0.91%
Techne Corp. *	114,100	7,536,305

Business Services - 0.57%
CSG Systems International, Inc. *	320,300	4,714,816

Chemicals - 0.94%
Praxair, Inc.	88,100	7,815,351

Computers & Business Equipment - 4.21%
EMC Corp. *	315,100	5,838,803
Foundry Networks, Inc. *	232,700	4,076,904
Ingram Micro, Inc., Class A *	266,500	4,807,660
Juniper Networks, Inc. *	492,700	16,357,640
Parametric Technology Corp. *	218,900	3,907,365

		34,988,372
Containers & Glass - 0.68%
Sealed Air Corp.	244,600	5,660,044

Cosmetics & Toiletries - 3.32%
Alberto-Culver Company	149,709	3,673,859
Kimberly-Clark Corp.	344,000	23,852,960

		27,526,819

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Quantitative Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas - 2.10%
Unit Corp. *	243,300	$11,252,625
Western Refining, Inc.	254,445	6,160,113

		17,412,738

Electrical Equipment - 1.49%
Cooper Industries, Ltd., Class A	234,400	12,395,072

Electrical Utilities - 5.73%
American Electric Power Company, Inc.	123,500	5,750,160
Mirant Corp. *	456,300	17,786,574
Public Service Enterprise Group, Inc.	244,900	24,058,976

		47,595,710

Electronics - 0.81%
Amphenol Corp., Class A	144,900	6,719,013

Energy - 1.11%
Nexen, Inc.	284,700	9,187,269

Financial Services - 7.18%
Barclays PLC, SADR	283,200	11,432,784
CIT Group, Inc.	133,400	3,205,602
Citigroup, Inc.	135,270	3,982,349
Franklin Resources, Inc.	96,100	10,996,723
Legg Mason, Inc.	117,800	8,617,070
Lehman Brothers Holdings, Inc.	150,200	9,829,088
Merrill Lynch & Company, Inc.	115,500	6,200,040
Morgan Stanley (c)	101,400	5,385,354

		59,649,010

Food & Beverages - 2.98%
Coca-Cola Enterprises, Inc.	279,700	7,280,591
McCormick & Company, Inc.	363,300	13,772,703
Pepsi Bottling Group, Inc.	94,256	3,719,342

		24,772,636

Gas & Pipeline Utilities - 2.11%
AGL Resources, Inc.	70,500	2,653,620
Eni SPA, SADR	205,000	14,848,150

		17,501,770

Healthcare Products - 2.22%
Baxter International, Inc.	195,000	11,319,750
Herbalife, Ltd.	176,800	7,121,504

		18,441,254

Healthcare Services - 0.91%
Covance, Inc. *	87,600	7,587,912

Holdings Companies/Conglomerates - 4.62%
General Electric Company	1,034,800	38,360,036

Hotels & Restaurants - 1.09%
Yum! Brands, Inc.	236,900	9,066,163

Household Products - 0.54%
Jarden Corp. *	191,465	4,520,489

Insurance - 10.02%
American Financial Group, Inc.	408,900	11,809,032
Arch Capital Group, Ltd. *	107,100	7,534,485
Axis Capital Holdings, Ltd.	326,300	12,715,911

Quantitative Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
CNA Financial Corp.	232,700	$7,846,644
Genworth Financial, Inc., Class A	397,800	10,124,010
ING Groep NV, SADR	370,300	14,408,373
Reinsurance Group of America, Inc.	2,661	139,649
RenaissanceRe Holdings, Ltd.	48,400	2,915,616
The Travelers Companies, Inc.	175,800	9,458,040
XL Capital, Ltd., Class A	124,100	6,243,471

		83,195,231

International Oil - 8.37%
Chevron Corp.	91,200	8,511,696
ConocoPhillips	245,200	21,651,160
Exxon Mobil Corp.	320,300	30,008,907
Sasol, Ltd., SADR	188,100	9,305,307

		69,477,070

Internet Retail - 1.20%
eBay, Inc. *	301,000	9,990,190

Internet Service Provider - 0.50%
Salesforce.com, Inc. *	66,800	4,187,692

Metal & Metal Products - 0.35%
Reliance Steel & Aluminum Company	53,825	2,917,315

Mining - 0.34%
Alliance Resource Partners LP	78,562	2,849,444

Petroleum Services - 3.36%
ENSCO International, Inc.	293,300	17,486,546
Valero Energy Corp.	148,600	10,406,458

		27,893,004

Pharmaceuticals - 2.96%
Bristol-Myers Squibb Company	87,200	2,312,544
Eli Lilly & Company	209,800	11,201,222
Pfizer, Inc.	485,900	11,044,507

		24,558,273

Publishing - 0.86%
Meredith Corp.	130,300	7,163,894

Real Estate - 1.09%
Hospitality Properties Trust, REIT	160,100	5,158,422
iStar Financial, Inc., REIT (a)	148,600	3,871,030

		9,029,452
Retail Trade - 1.23%
Dick’s Sporting Goods, Inc. *	368,800	10,237,888

Sanitary Services - 1.48%
Allied Waste Industries, Inc. *	1,111,300	12,246,526

Software - 0.99%
Nuance Communications, Inc. *	438,400	8,189,312

Telecommunications Equipment &
Services - 0.31%
Verizon Communications, Inc.	58,300	2,547,127

Telephone - 5.49%
AT&T, Inc.	920,194	38,243,262

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Quantitative Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telephone (continued)
CenturyTel, Inc.	176,000	$7,296,960

		45,540,222
Tobacco - 0.78%
Altria Group, Inc.	85,600	6,469,648

Toys, Amusements & Sporting Goods - 0.77%
Hasbro, Inc.	248,896	6,366,760

TOTAL COMMON STOCKS (Cost $822,467,063)		$802,202,607

SHORT TERM INVESTMENTS - 3.06%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$3,842,524	$3,842,524
Lehman Brothers Holdings, Inc.
4.15% due 01/02/2008	21,589,000	21,586,511

TOTAL SHORT TERM INVESTMENTS
(Cost $25,429,035)		$25,429,035

Total Investments (Quantitative Value Trust)
(Cost $847,896,098) - 99.67%		$827,631,642
Other Assets in Excess of Liabilities - 0.33%		2,722,007

TOTAL NET ASSETS - 100.00%		$830,353,649

Real Estate Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.31%

Hotels & Restaurants - 2.02%
Marriott International, Inc., Class A	146,600	$5,010,788

Paper - 1.53%
Plum Creek Timber Company, Inc.	82,300	3,789,092

Real Estate - 91.76%
Alexandria Real Estate Equities, Inc., REIT	44,300	4,503,981
AMB Property Corp., REIT	172,960	9,955,578
Avalon Bay Communities, Inc., REIT	80,180	7,548,145
Boston Properties, Inc., REIT	91,330	8,385,007
Brandywine Realty Trust, REIT	160,600	2,879,558
BRE Properties, Inc., Class A, REIT	151,530	6,141,511
Brookfield Properties Corp.	350,550	6,748,087
Camden Property Trust, REIT	154,000	7,415,100
CBL & Associates Properties, Inc., REIT	193,800	4,633,758
Cousins Properties, Inc., REIT (a)	158,500	3,502,850
DCT Industrial Trust, Inc., REIT	530,700	4,940,817
Douglas Emmett, Inc., REIT	178,900	4,044,929
Duke Realty Corp., REIT	177,360	4,625,549
EastGroup Properties, Inc., REIT	131,400	5,499,090
Equity One, Inc., REIT	250,000	5,757,500
Equity Residential, REIT	256,310	9,347,626
Essex Property Trust, Inc., REIT	86,980	8,479,680
Federal Realty Investment Trust, REIT	59,810	4,913,391
General Growth Properties, Inc., REIT	198,960	8,193,173

Real Estate Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Highwoods Properties, Inc., REIT	105,900	$3,111,342
Host Hotels & Resorts, Inc., REIT	480,690	8,190,958
Kilroy Realty Corp., REIT	99,020	5,442,139
Kimco Realty Corp., REIT	247,900	9,023,560
LaSalle Hotel Properties, REIT	163,070	5,201,933
Mack-California Realty Corp., REIT	143,750	4,887,500
Mitsubishi Estate Company, Ltd.	173,000	4,121,715
ProLogis, REIT	157,790	10,000,730
Public Storage, Inc., REIT	50,180	3,683,714
Regency Centers Corp., REIT	102,340	6,599,907
Simon Property Group, Inc., REIT	190,180	16,519,035
SL Green Realty Corp., REIT (a)	52,820	4,936,557
The Macerich Company, REIT	133,330	9,474,430
The St. Joe Company, REIT (a)	112,900	4,009,079
Vornado Realty Trust, REIT	108,500	9,542,575
Weingarten Realty Investors, REIT	163,600	5,143,584

		227,404,088

TOTAL COMMON STOCKS (Cost $273,480,902)		$236,203,968

CONVERTIBLE BONDS - 1.78%

Real Estate - 1.78%
BRE Properties, Inc.
4.125% due 08/15/2026 (g)	2,175,000	2,003,462
Kilroy Realty LP
3.25% due 04/15/2012 (g)	2,800,000	2,404,987

		4,408,449

TOTAL CONVERTIBLE BONDS (Cost $4,958,396)		$4,408,449

SHORT TERM INVESTMENTS - 4.41%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$10,936,632	$10,936,632

TOTAL SHORT TERM INVESTMENTS
(Cost $10,936,632)		$10,936,632

REPURCHASE AGREEMENTS - 2.16%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$5,340,068 on 01/02/2008,
collateralized by $5,320,000
Federal Home Loan Mortgage
Corp., 6.00% due 02/21/2017
(valued at $5,446,350, including
interest)	$5,339,000	$5,339,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,339,000)		$5,339,000

Total Investments (Real Estate Equity Trust)
(Cost $294,714,930) - 103.66%		$256,888,049
Liabilities in Excess of Other Assets - (3.66)%		(9,068,205)

TOTAL NET ASSETS - 100.00%		$247,819,844

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Estate Securities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.64%

Hotels & Restaurants - 0.82%
Starwood Hotels & Resorts Worldwide, Inc.	114,791	$5,054,248

Real Estate - 97.82%
Apartment Investment & Management
Company, Class A, REIT	434,745	15,098,694
Avalon Bay Communities, Inc., REIT	373,349	35,147,075
BioMed Realty Trust, Inc., REIT	349,289	8,093,026
Boston Properties, Inc., REIT	304,200	27,928,602
BRE Properties, Inc., Class A, REIT	382,090	15,486,108
Brookfield Properties Corp.	184,900	3,559,325
Colonial Properties Trust, REIT	123,900	2,803,857
Digital Realty Trust, Inc., REIT	170,329	6,535,524
Douglas Emmett, Inc., REIT	660,650	14,937,297
Entertainment Properties Trust, REIT	108,294	5,089,818
Equity Lifestyle Properties, Inc., REIT	202,878	9,265,438
Equity Residential, REIT	657,334	23,972,971
Essex Property Trust, Inc., REIT	36,757	3,583,440
Extra Space Storage, Inc., REIT	92,500	1,321,825
Federal Realty Investment Trust, REIT (a)	271,783	22,326,973
FelCor Lodging Trust, Inc., REIT	356,493	5,557,726
General Growth Properties, Inc., REIT	797,819	32,854,186
HCP, Inc., REIT	236,350	8,220,253
Host Hotels & Resorts, Inc., REIT	1,769,244	30,147,918
Kilroy Realty Corp., REIT	92,250	5,070,060
Kite Realty Group Trust, REIT	363,650	5,552,936
LaSalle Hotel Properties, REIT	257,150	8,203,085
LTC Properties, Inc., REIT	247,385	6,196,994
Nationwide Health Properties, Inc., REIT	588,931	18,474,765
Parkway Properties, Inc., REIT	83,100	3,073,038
Post Properties, Inc., REIT (a)	123,200	4,326,784
ProLogis, REIT	818,465	51,874,312
Public Storage, Inc., REIT	249,030	18,281,292
Regency Centers Corp., REIT	362,172	23,356,472
Saul Centers, Inc., REIT	112,000	5,984,160
Senior Housing Properties Trust, REIT	407,250	9,236,430
Simon Property Group, Inc., REIT	661,579	57,464,751
SL Green Realty Corp., REIT (a)	177,780	16,615,319
Tanger Factory Outlet Centers, Inc., REIT (a)	272,300	10,268,433
Taubman Centers, Inc., REIT (a)	144,000	7,083,360
The Macerich Company, REIT	244,620	17,382,697
Ventas, Inc., REIT	351,500	15,905,375
Vornado Realty Trust, REIT (a)	479,650	42,185,217

		598,465,536

TOTAL COMMON STOCKS (Cost $670,781,462)		$603,519,784

SHORT TERM INVESTMENTS - 8.11%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$49,609,692	$49,609,692

TOTAL SHORT TERM INVESTMENTS
(Cost $49,609,692)		$49,609,692

Real Estate Securities Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.86%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$11,348,269 on 01/02/2008,
collateralized by $9,840,000
Federal National Mortgage
Association, 6.25% due
05/15/2029 (valued at
$11,574,300, including interest)	$11,346,000	$11,346,000

TOTAL REPURCHASE AGREEMENTS
(Cost $11,346,000)		$11,346,000

Total Investments (Real Estate Securities Trust)
(Cost $731,737,154) - 108.61%		$664,475,476
Liabilities in Excess of Other Assets - (8.61)%		(52,652,912)

TOTAL NET ASSETS - 100.00%		$611,822,564

Science & Technology Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 91.38%

Advertising - 1.93%
Focus Media Holding, Ltd., ADR *	106,430	$6,046,288
Monster Worldwide, Inc. *	58,800	1,905,120

		7,951,408

Agriculture - 1.04%
Monsanto Company	38,183	4,264,659

Biotechnology - 0.52%
Amgen, Inc. *	46,000	2,136,240

Business Services - 0.94%
Accenture, Ltd., Class A	88,700	3,195,861
SAIC, Inc. *	33,300	669,996

		3,865,857

Cellular Communications - 2.27%
Crown Castle International Corp. *	33,400	1,389,440
Motorola, Inc.	246,300	3,950,652
NII Holdings, Inc. *	72,627	3,509,337
Vodafone Group PLC	13,275	495,423

		9,344,852
Chemicals - 0.52%
Wacker Chemie AG	7,465	2,153,302

Computers & Business Equipment - 19.46%
Acme Packet, Inc. *	49,000	616,910
Apple, Inc. *	74,388	14,734,775
BigBand Networks, Inc. * (a)	80,500	413,770
Cisco Systems, Inc. *	644,830	17,455,548
Cogent, Inc. *	82,400	918,760
Cognizant Technology Solutions Corp.,
Class A *	74,220	2,519,027
Dell, Inc. *	279,251	6,844,442

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment (continued)
Delta Electronics, Inc.	366,950	$1,242,544
EMC Corp. *	274,836	5,092,711
Foundry Networks, Inc. *	225,640	3,953,213
Foxconn Technology Company, Ltd.	115,000	923,681
Hewlett-Packard Company	86,393	4,361,119
InnoLux Display Corp. * (g)	146,366	995,289
Juniper Networks, Inc. *	239,347	7,946,320
Lenovo Group, Ltd.	1,101,465	965,758
Network Appliance, Inc. *	229,865	5,737,430
Palm, Inc. * (a)	191,200	1,212,208
Research In Motion, Ltd. *	24,953	2,829,670
SanDisk Corp. *	27,640	916,819
Wistron Corp.	267,000	490,394

		80,170,388

Construction & Mining Equipment - 0.02%
National Oilwell Varco, Inc. *	1,000	73,460

Electrical Equipment - 0.73%
Hoya Corp.	79,000	2,499,493
Stanley Electric Corp.	21,100	524,062

		3,023,555

Electronics - 2.90%
Dolby Laboratories, Inc., Class A *	33,503	1,665,769
Flextronics International, Ltd. *	196,700	2,372,202
Hon Hai Precision Industry Company, Ltd.	393,880	2,427,670
Jabil Circuit, Inc.	118,500	1,809,495
Koninklijke Philips Electronics NV	10,125	432,844
Nidec Corp.	19,605	1,416,504
Tyco Electronics, Ltd.	49,525	1,838,863

		11,963,347

Energy - 3.59%
First Solar, Inc. *	17,986	4,804,780
Q-Cells AG *	8,805	1,249,562
Renewable Energy Corp ASA *	38,266	1,919,366
SunPower Corp., Class A. *	29,755	3,879,754
Suntech Power Holdings Company, Ltd., ADR *	35,515	2,923,595

		14,777,057

Food & Beverages - 0.30%
Orkla ASA	65,605	1,256,129

Healthcare Services - 0.69%
Cerner Corp. *	50,330	2,838,612

Industrial Machinery - 0.02%
Cameron International Corp. *	1,900	91,447

Industrials - 1.17%
ABB, Ltd.	167,242	4,821,883

International Oil - 0.02%
Weatherford International, Ltd. *	1,000	68,600

Internet Content - 3.83%
Google, Inc., Class A *	18,363	12,697,647

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Content (continued)
Sohu.com, Inc. *	15,955	$869,867
Yahoo!, Inc. *	95,200	2,214,352

		15,781,866

Internet Retail - 0.80%
eBay, Inc. *	98,800	3,279,172

Internet Service Provider - 3.03%
Alibaba.com, Ltd. * (g)	276,500	998,214
Baidu.com, Inc., SADR *	7,900	3,084,081
Salesforce.com, Inc. *	133,970	8,398,580

		12,480,875

Internet Software - 2.91%
Digital River, Inc. *	56,800	1,878,376
McAfee, Inc. *	109,813	4,117,988
Tencent Holdings, Ltd.	791,645	6,007,817

		12,004,181

Investment Companies - 0.77%
Powershares QQQ *	61,905	3,172,012

Leisure Time - 2.67%
DreamWorks Animation SKG, Inc., Class A *	32,000	817,280
Electronic Arts, Inc. *	131,286	7,668,415
International Game Technology	33,400	1,467,262
Perfect World Co, Ltd. *	37,721	1,051,662

		11,004,619

Manufacturing - 0.52%
Foxconn International Holdings, Ltd. *	967,500	2,154,009

Petroleum Services - 0.02%
Schlumberger, Ltd.	1,001	98,468

Retail Trade - 0.34%
GameStop Corp., Class A *	22,565	1,401,512

Semiconductors - 17.97%
Advanced Micro Devices, Inc. *	100,500	753,750
Altera Corp.	374,300	7,231,476
Analog Devices, Inc.	164,200	5,205,140
Broadcom Corp., Class A *	247,500	6,469,650
Chartered Semiconductor Manufacturing, Ltd. *	2,441,235	1,619,698
Intel Corp.	415,095	11,066,433
Marvell Technology Group, Ltd. *	427,900	5,982,042
Maxim Integrated Products, Inc.	197,100	5,219,208
MEMC Electronic Materials, Inc. *	16,405	1,451,678
Microchip Technology, Inc.	95,600	3,003,752
National Semiconductor Corp.	150,100	3,398,264
NVIDIA Corp. *	246,400	8,382,528
ON Semiconductor Corp. *	151,770	1,347,717
PMC-Sierra, Inc. *	328,600	2,149,044
QLogic Corp. *	132,400	1,880,080
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	378,160	3,766,474
Veeco Instruments, Inc. *	4,334	72,378
Xilinx, Inc.	229,900	5,027,913

		74,027,225

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software - 12.70%
Activision, Inc. *	216,235	$6,422,180
Adobe Systems, Inc. *	32,892	1,405,475
Autodesk, Inc. *	83,344	4,147,198
BladeLogic, Inc. *	6,455	190,874
HCL Technologies, Ltd.	69,005	570,212
Infosys Technologies, Ltd., ADR	34,100	1,546,776
Infosys Technologies, Ltd.	30,973	1,377,668
Microsoft Corp.	602,425	21,446,330
NAVTEQ Corp. *	23,000	1,738,800
Oracle Corp. *	49,200	1,110,936
Red Hat, Inc. *	195,700	4,078,388
Riverbed Technology, Inc. *	82,765	2,213,136
Satyam Computer Services, Ltd., ADR	18,100	483,632
Satyam Computer Services, Ltd.	112,409	1,273,210
Take-Two Interactive Software, Inc. * (a)	80,100	1,477,845
Tata Consultancy Services, Ltd.	81,968	2,183,951
TomTom NV *	3,487	263,361
VMware, Inc. Class A *	4,765	404,977

		52,334,949

Steel - 0.01%
Tenaris SA, ADR	950	42,494

Telecommunications Equipment & Services - 7.68%
Alcatel SA, ADR	195,700	1,432,524
American Tower Corp., Class A *	32,400	1,380,240
Bharti Telecom, Ltd. *	13,900	345,441
Ciena Corp. *	33,300	1,135,863
Corning, Inc.	228,300	5,476,917
Finisar Corp. * (a)	538,200	780,390
JDS Uniphase Corp. *	119,225	1,585,693
Nokia Oyj, SADR	103,025	3,955,130
Optium Corp. * (a)	65,800	518,504
QUALCOMM, Inc.	319,380	12,567,603
Starent Networks Corp. *	64,500	1,177,125
Telefonaktiebolaget LM Ericsson, SADR	32,490	758,641
Telefonica SA, SADR	5,385	525,522

		31,639,593

Toys, Amusements & Sporting Goods - 1.80%
Nintendo Company, Ltd.	12,605	7,401,046

Travel Services - 0.21%
Ctrip.com International, Ltd., ADR	15,096	867,567

TOTAL COMMON STOCKS (Cost $337,241,306)		$376,490,384

WARRANTS - 0.33%

Telecommunications Equipment & Services - 0.33%
MacQuarie Group, Ltd. (Expiration Date 11/15/2011, Strike Price INR 0.00001) *	53,300	1,344,759

TOTAL WARRANTS (Cost $1,130,523)		$1,344,759

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS - 0.35%

Broadcasting - 0.35%
Liberty Media 3.50% due 01/15/2031	$1,630,000	$1,446,625

TOTAL CORPORATE BONDS (Cost $1,271,446)		$1,446,625

SHORT TERM INVESTMENTS - 5.37%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$7,921,234	$7,921,234
T. Rowe Price Reserve Investment Fund (c)	14,227,387	14,227,387

TOTAL SHORT TERM INVESTMENTS (Cost $22,148,621)		$22,148,621

REPURCHASE AGREEMENTS - 4.38%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $18,037,607 on 01/02/2008, collateralized by $2,005,000 Federal Home Loan Bank, 5.435% due 12/20/2022 (valued at $2,047,606, including interest) and $15,430,000 Federal National Mortgage Association, 6.00% due 04/18/2036 (valued at $16,355,800, including interest)	$18,034,000	$18,034,000

TOTAL REPURCHASE AGREEMENTS (Cost $18,034,000)		$18,034,000

Total Investments (Science & Technology Trust) (Cost $379,825,896) - 101.81%		$419,464,389
Liabilities in Excess of Other Assets - (1.81)%		(7,469,216)

TOTAL NET ASSETS - 100.00%		$411,995,173

Small Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.12%

Advertising - 3.45%
inVentiv Health, Inc. *	173,600	$5,374,656

Air Travel - 1.21%
Allegiant Travel Company *	58,600	1,883,404

Apparel & Textiles - 2.75%
G-III Apparel Group, Ltd. *	261,300	3,859,401
Hartmarx Corp. *	122,200	416,702

		4,276,103

Auto Parts - 1.13%
Fuel Systems Solutions, Inc. *	122,800	1,754,812

Banking - 5.85%
Boston Private Financial Holdings, Inc. (a)	62,200	1,684,376
First Community Bancorp (a)	63,900	2,635,236
SVB Financial Group *	95,200	4,798,080

		9,117,692

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services - 5.31%
Kendle International, Inc. * (a)	136,300	$6,667,796
Kenexa Corp. *	82,300	1,598,266

		8,266,062

Chemicals - 6.19%
Arch Chemicals, Inc.	105,100	3,862,425
H.B. Fuller Company	148,200	3,327,090
ICO, Inc. *	190,500	2,446,020

		9,635,535

Computers & Business Equipment - 3.03%
Radiant Systems, Inc. *	274,100	4,722,743

Cosmetics & Toiletries - 1.94%
Intermediate Parfums, Inc.	168,300	3,024,351

Crude Petroleum & Natural Gas - 2.12%
Goodrich Petroleum Corp. * (a)	145,600	3,293,472

Domestic Oil - 0.85%
Mariner Energy, Inc. *	57,800	1,322,464

Electronics - 2.56%
Daktronics, Inc. (a)	156,300	3,527,691
IPG Photonics Corp. *	22,800	455,772

		3,983,463

Energy - 1.50%
PowerSecure International, Inc. * (a)	173,500	2,342,250

Financial Services - 3.06%
FBR Capital Markets Corp. *	200,100	1,916,958
SWS Group, Inc.	224,600	2,845,682

		4,762,640

Healthcare Products - 10.92%
Cantel Medical Corp. *	211,900	3,089,502
Inverness Medical Innovations, Inc. * (a)	79,300	4,455,074
SurModics, Inc. * (a)	54,000	2,930,580
Symmetry Medical, Inc. *	375,000	6,536,250

		17,011,406

Healthcare Services - 5.61%
Air Methods Corp. *	83,500	4,147,445
Nighthawk Radiology Holdings, Inc. * (a)	218,100	4,591,005

		8,738,450

Industrial Machinery - 6.67%
Chart Industries, Inc. *	215,900	6,671,310
Flow International Corp. *	399,200	3,720,544

		10,391,854

Insurance - 9.33%
First Mercury Financial Corp. *	198,700	4,848,280
National Interstate Corp.	154,400	5,110,640
Philadelphia Consolidated Holding Corp. *	116,200	4,572,470

		14,531,390

International Oil - 1.55%
ATP Oil & Gas Corp. * (a)	47,900	2,420,866

Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Content - 2.81%
TheStreet.com, Inc.	274,500	$4,370,040

Internet Software - 0.71%
Lionbridge Technologies, Inc. *	313,400	1,112,570

Investment Companies - 1.99%
iShares Russell 2000 Index Fund (a)	40,800	3,097,536

Leisure Time - 2.34%
Gaylord Entertainment Company *	90,000	3,642,300

Railroads & Equipment - 2.38%
Genesee & Wyoming, Inc., Class A *	153,100	3,700,427

Retail Trade - 5.13%
Christopher & Banks Corp.	120,400	1,378,580
Citi Trends, Inc. * (a)	45,400	700,976
Gaiam, Inc., Class A *	88,200	2,617,776
Tractor Supply Company * (a)	91,400	3,284,916

		7,982,248
Software - 5.78%
ACI Worldwide, Inc. *	166,600	3,172,064
Secure Computing Corp. *	607,200	5,829,120

		9,001,184
Transportation - 1.95%
Pacer International, Inc.	208,200	3,039,720

TOTAL COMMON STOCKS (Cost $153,872,884)		$152,799,638

SHORT TERM INVESTMENTS - 19.95%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$31,069,278	$31,069,278

TOTAL SHORT TERM INVESTMENTS (Cost $31,069,278)		$31,069,278

REPURCHASE AGREEMENTS - 1.87%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $2,906,581 on 01/02/2008, collateralized by $2,700,000 Federal Home Loan Mortgage Corp., 5.50% due 07/18/2016 (valued at $2,966,625, including interest)	$2,906,000	$2,906,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,906,000)		$2,906,000

Total Investments (Small Cap Trust) (Cost $187,848,162) - 119.94%		$186,774,916
Liabilities in Excess of Other Assets - (19.94)%		(31,045,835)

TOTAL NET ASSETS - 100.00%		$155,729,081

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.03%

Advertising - 2.49%
Focus Media Holding, Ltd., ADR *	137,400	$7,805,694

Aerospace - 4.19%
Teledyne Technologies, Inc. *	97,104	5,178,556
TransDigm Group, Inc. *	89,860	4,058,976
Triumph Group, Inc. (a)	47,130	3,881,156

		13,118,688

Agriculture - 1.22%
Agrium, Inc.	52,870	3,817,743

Apparel & Textiles - 0.22%
Under Armour, Inc., Class A * (a)	15,930	695,663

Auto Parts - 1.66%
LKQ Corp. *	247,420	5,200,768

Biotechnology - 3.33%
Arena Pharmaceuticals, Inc. *	105,410	825,360
Charles River Laboratories International, Inc. *	122,360	8,051,288
Millennium Pharmaceuticals, Inc. *	103,780	1,554,625

		10,431,273

Business Services - 4.07%
FactSet Research Systems, Inc.	57,230	3,187,711
FTI Consulting, Inc. *	76,320	4,704,365
Iron Mountain, Inc. *	131,090	4,852,952

		12,745,028

Cable & Television - 0.67%
Net Servicos de Comunicacao SA, PR ADR * (a)	175,300	2,100,094

Cellular Communications - 1.10%
Cellcom Israel, Ltd.	108,830	3,456,441

Chemicals - 2.22%
FMC Corp.	39,494	2,154,398
Hercules, Inc.	113,960	2,205,126
Terra Industries, Inc. *	54,460	2,601,009

		6,960,533

Coal - 2.41%
Arch Coal, Inc.	91,640	4,117,385
Foundation Coal Holdings, Inc.	65,250	3,425,625

		7,543,010

Commercial Services - 2.18%
AerCap Holdings NV *	171,750	3,584,423
Live Nation, Inc. *	186,210	2,703,769
Morningstar, Inc. *	6,900	536,475

		6,824,667

Computers & Business Equipment - 3.36%
Foundry Networks, Inc. *	97,450	1,707,324
IHS, Inc., Class A *	71,110	4,306,421
MICROS Systems, Inc. *	31,660	2,221,266
Smart Modular Technologies (WWH), Inc. *	224,710	2,287,548

		10,522,559

Containers & Glass - 2.44%
Greif, Inc., Class A	49,360	3,226,663

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Containers & Glass (continued)
Owens-Illinois, Inc. *	89,430	$4,426,785

		7,653,448

Crude Petroleum & Natural Gas - 2.54%
Cabot Oil & Gas Corp.	102,350	4,131,870
Forest Oil Corp. * (a)	75,130	3,819,609

		7,951,479

Domestic Oil - 2.70%
Denbury Resources, Inc. *	194,020	5,772,095
Warren Resources, Inc. *	190,830	2,696,428

		8,468,523

Electrical Equipment - 1.33%
FLIR Systems, Inc. *	132,500	4,147,250

Energy - 2.29%
Covanta Holding Corp. *	179,140	4,955,013
JA Solar Holdings Company, Ltd. *	31,810	2,220,656

		7,175,669

Financial Services - 4.70%
Dollar Financial Corp. *	125,140	3,840,547
GLG Partners, Inc. *	158,080	2,149,888
Interactive Data Corp.	144,060	4,755,421
MF Global, Ltd. *	126,290	3,974,346

		14,720,202

Healthcare Products - 5.61%
AngioDynamics, Inc. * (a)	138,070	2,628,853
Hologic, Inc. *	122,935	8,438,257
Mindray Medical International, Ltd., ADR	55,740	2,395,148
Symmetry Medical, Inc. *	62,859	1,095,632
The Medicines Company *	81,560	1,562,690
Volcano Corp. *	114,720	1,435,147

		17,555,727

Healthcare Services - 2.61%
Healthsouth Corp. * (a)	121,500	2,551,500
ICON PLC, SADR *	90,940	5,625,548

		8,177,048

Holdings Companies/Conglomerates - 0.96%
Liberty Acquisition Holdings Corp. *	275,660	3,004,694

Hotels & Restaurants - 0.54%
Red Robin Gourmet Burgers, Inc. * (a)	53,080	1,698,029

Household Products - 0.98%
Church & Dwight, Inc.	57,010	3,082,531

Industrial Machinery - 4.12%
Chart Industries, Inc. *	86,550	2,674,395
Flowserve Corp.	78,890	7,589,218
Kennametal, Inc.	69,620	2,635,813

		12,899,426

Insurance - 3.33%
Allied World Assurance Holdings, Ltd.	100,790	5,056,634
ProAssurance Corp. *	97,560	5,357,995

		10,414,629

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Retail - 1.53%
Orbitz Worldwide, Inc. *	259,690	$2,207,365
Priceline.com, Inc. * (a)	22,350	2,567,121

		4,774,486

Internet Service Provider - 2.31%
Equinix, Inc. * (a)	71,620	7,238,633

Internet Software - 0.26%
Digital River, Inc. *	24,380	806,247

Leisure Time - 0.41%
Scientific Games Corp., Class A *	38,510	1,280,457

Life Sciences - 1.54%
Pharmaceutical Product Development, Inc.	119,250	4,814,122

Manufacturing - 0.54%
Mine Safety Appliances Company	32,700	1,696,149

Marine Services - 0.66%
Aegean Marine Petroleum Network, Inc.	53,770	2,064,230

Mining - 0.95%
Cleveland-Cliffs, Inc.	29,370	2,960,496

Mutual Funds - 2.46%
iShares Russell 2000 Growth Index Fund (a)	92,340	7,708,543

Petroleum Services - 0.90%
Complete Production Services, Inc. *	157,000	2,821,290

Pharmaceuticals - 1.80%
Alkermes, Inc. *	108,740	1,695,256
Amylin Pharmaceuticals, Inc. * (a)	50,960	1,885,520
Warner Chilcott, Ltd., Class A *	115,060	2,040,014

		5,620,790

Publishing - 1.39%
Dolan Media Company *	76,940	2,244,340
VistaPrint, Ltd. *	49,060	2,102,221

		4,346,561

Retail Trade - 4.21%
BJ’s Wholesale Club, Inc. *	96,200	3,254,446
Dick’s Sporting Goods, Inc. *	129,010	3,581,317
Dollar Tree Stores, Inc. *	29,290	759,197
Fossil, Inc. *	63,870	2,681,263
GameStop Corp., Class A *	46,920	2,914,201

		13,190,424

Sanitary Services - 2.15%
Stericycle, Inc. *	62,590	3,717,846
Waste Connections, Inc. *	97,075	2,999,618

		6,717,464

Semiconductors - 2.91%
Advanced Analogic Technologies, Inc. *	277,420	3,129,298
Applied Micro Circuits Corp. *	36,950	322,943
Emulex Corp. *	120,330	1,963,786
O2Micro International, Ltd., ADR *	161,730	1,866,364
Semtech Corp. *	118,270	1,835,550

		9,117,941

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software - 4.91%
ANSYS, Inc. *	115,630	$4,794,020
Commvault Systems, Inc. *	99,450	2,106,351
Concur Technologies, Inc. *	42,090	1,524,079
FARO Technologies, Inc. *	43,990	1,195,648
Nuance Communications, Inc. *	70,140	1,310,215
THQ, Inc. *	75,399	2,125,498
TriZetto Group, Inc. *	133,800	2,324,106

		15,379,917

Steel - 1.09%
Steel Dynamics, Inc.	57,312	3,414,076

Telecommunications Equipment & Services - 0.74%
NICE Systems, Ltd., ADR *	67,840	2,328,269

Toys, Amusements & Sporting Goods - 0.93%
Marvel Entertainment, Inc. * (a)	108,610	2,900,973

Transportation - 1.19%
Aircastle, Ltd.	126,990	3,343,647
Teekay Tankers Ltd. *	17,600	387,200

		3,730,847

Travel Services - 0.88%
Ctrip.com International, Ltd., ADR	48,150	2,767,181

TOTAL COMMON STOCKS (Cost $261,896,947)		$303,849,912

SHORT TERM INVESTMENTS - 9.33%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$29,224,830	$29,224,830

TOTAL SHORT TERM INVESTMENTS
(Cost $29,224,830)		$29,224,830

REPURCHASE AGREEMENTS - 3.02%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $9,464,893 on 01/02/2008, collateralized by $9,420,000 Federal Farm Credit Bank, 5.15% due 11/15/2019 (valued at $9,655,500, including interest)	$9,463,000	$9,463,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,463,000)		$9,463,000

Total Investments (Small Cap Growth Trust)
(Cost $300,584,777) - 109.38%		$342,537,742
Liabilities in Excess of Other Assets - (9.38)%		(29,385,840)

TOTAL NET ASSETS - 100.00%		$313,151,902

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Intrinsic Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.85%

Air Travel - 3.40%
Continental Airlines, Inc., Class B *	111,300	$2,476,425
Pinnacle Airline Corp. *	180,351	2,750,353

		5,226,778

Apparel & Textiles - 1.30%
Prime Success International Group, Ltd.	2,676,785	1,995,849

Auto Services - 1.74%
Dollar Thrifty Automotive Group, Inc. *	113,048	2,676,977

Automobiles - 1.63%
Group 1 Automotive, Inc.	105,647	2,509,116

Banking - 2.52%
Brookline Bancorp, Inc.	220,650	2,241,804
Northeast Community Bancorp, Inc.	138,000	1,632,540

		3,874,344

Building Materials & Construction - 1.58%
KBR, Inc. *	62,642	2,430,510

Business Services - 5.15%
Aldabra 2 Acquisition Corp. * (i)	368,471	4,716,429
Shermen WSC Acquisition Corp. *	516,377	3,201,537

		7,917,966

Chemicals - 0.52%
Omnova Solutions, Inc. *	180,683	796,812

Coal - 1.87%
Massey Energy Company	80,450	2,876,088

Commercial Services - 5.07%
Wright Express Corp. *	219,944	7,805,813

Computers & Business Equipment - 3.99%
3Com Corp. *	352,489	1,593,250
Brocade Communications Systems, Inc. *	385,736	2,831,302
Sonic Solutions *	165,181	1,716,231

		6,140,783

Cosmetics & Toiletries - 2.70%
Nu Skin Enterprises, Inc., Class A	252,406	4,147,031

Crude Petroleum & Natural Gas - 5.88%
Plains Exploration & Production Company *	93,000	5,022,000
TXCO Resources, Inc. *	333,000	4,015,980

		9,037,980

Domestic Oil - 3.51%
Delta Petroleum Corp. *	41,500	782,275
Warren Resources, Inc. *	327,100	4,621,923

		5,404,198

Electrical Utilities - 1.95%
British Energy Group PLC	273,434	2,994,204

Energy - 1.17%
Synenco Energy, Inc. *	210,277	1,798,204

Financial Services - 0.83%
Pinetree Capital, Ltd. *	295,275	1,274,504

Food & Beverages - 8.33%
Diamond Foods, Inc.	257,150	5,510,725

Small Cap Intrinsic Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
Sadia SA, SADR *	44,211	$2,528,869
Seaboard Corp.	3,249	4,776,030

		12,815,624
Gas & Pipeline Utilities - 1.13%
Aquila, Inc. *	465,669	1,736,945

Healthcare Services - 1.19%
Anesiva, Inc. *	189,800	949,000
Flamel Technologies *	88,188	880,116

		1,829,116

Holdings Companies/Conglomerates - 2.61%
Global Brands Acquisition Corp. *	146,142	1,473,111
PICO Holdings, Inc. *	75,650	2,543,353

		4,016,464

Insurance - 3.79%
Zenith National Insurance Corp.	130,314	5,828,945

Internet Content - 5.29%
The Knot, Inc. *	510,955	8,144,623

Internet Software - 2.71%
RealNetworks, Inc. *	683,616	4,163,221

Medical-Hospitals - 0.80%
NMT Medical, Inc. *	220,345	1,238,339

Metal & Metal Products - 3.52%
Anvil Mining, Ltd. *	119,374	1,843,315
FNX Mining Company, Inc. *	116,329	3,565,482

		5,408,797

Mining - 2.15%
Apex Silver Mines, Ltd. *	41,450	631,698
Fortune Minerals, Ltd. *	328,380	668,771
Franco-Nevada Corp. *	130,623	2,005,105

		3,305,574

Pharmaceuticals - 0.66%
American Oriental Bioengineering, Inc. *	10,000	110,800
Nastech Pharmaceutical Company, Inc. *	74,292	282,310
Novabay Pharmaceuticals, Inc. *	160,556	618,140

		1,011,250

Precious Metals - 0.73%
Minefinders, Corp. *	99,005	1,118,757

Retail - 0.20%
Joe’s Jeans, Inc. *	250,000	310,000

Retail Trade - 4.25%
Carrols Restaurant Group, Inc. *	492,621	4,719,309
Cato Corp., Class A	116,317	1,821,524

		6,540,833

Semiconductors - 0.56%
Kopin Corp. *	271,176	856,916

Software - 5.16%
Descartes Systems Group, Inc. *	535,869	2,258,691
RADVision, Ltd. *	92,105	1,017,760

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Intrinsic Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Tradestation Group, Inc. *	327,850	$4,658,749

		7,935,200
Telecommunications Equipment &
Services - 2.23%
MRV Communications, Inc. *	1,477,631	3,428,104

Transportation - 8.73%
Alexander & Baldwin, Inc.	84,300	4,354,938
Diana Shipping, Inc.	190,643	5,997,629
OceanFreight, Inc.	160,106	3,078,838

		13,431,405

TOTAL COMMON STOCKS (Cost $166,424,162)		$152,027,270

WARRANTS - 0.05%

Mining - 0.05%
Fortune Minerals, Ltd. (Expiration Date 07/26/2009, Strike Price CAD 3.75) *	164,190	74,862

TOTAL WARRANTS (Cost $0)		$74,862

SHORT TERM INVESTMENTS - 1.69%
Federal Home Loan Bank Discount Notes zero coupon due 01/02/2008	$2,600,000	$2,599,865

TOTAL SHORT TERM INVESTMENTS
(Cost $2,599,865)		$2,599,865

REPURCHASE AGREEMENTS - 0.06%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $86,017 on 01/02/2008, collateralized by $85,000 Federal National Mortgage Association, 5.45% due 10/18/2021 (valued at $89,463, including interest)	$86,000	$86,000

TOTAL REPURCHASE AGREEMENTS
(Cost $86,000)		$86,000

Total Investments (Small Cap Intrinsic Value Trust)
(Cost $169,110,027) - 100.65%		$154,787,997
Liabilities in Excess of Other Assets - (0.65)%		(996,299)

TOTAL NET ASSETS - 100.00%		$153,791,698

Small Cap Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.01%

Aluminum - 0.87%
Century Aluminum Company *	60,042	$3,238,666

Apparel & Textiles - 2.75%
Interface, Inc., Class A	253,800	4,142,016

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
Wolverine World Wide, Inc.	246,986	$6,056,097

		10,198,113

Auto Parts - 0.87%
Noble International, Ltd. (a)	197,498	3,221,192

Automobiles - 2.77%
Penske Auto Group, Inc.	261,946	4,573,577
Rush Enterprises, Inc., Class A *	47,508	863,696
Rush Enterprises, Inc., Class B *	270,714	4,818,709

		10,255,982

Banking - 5.53%
Bank of the Ozarks, Inc.	92,880	2,433,456
Columbia Banking System, Inc.	73,400	2,182,182
First Midwest BanCorp, Inc., Illinois	77,900	2,383,740
Glacier Bancorp, Inc. (a)	120,800	2,263,792
IBERIABANK Corp.	47,900	2,239,325
Mercantile Bank Corp.	11,250	174,375
Silver State Bancorp *	109,320	1,541,412
Sterling Financial Corp., Spokane	11,800	198,122
SVB Financial Group *	58,900	2,968,560
UCBH Holdings, Inc. (a)	143,200	2,027,712
Virginia Commerce Bancorp, Inc. * (a)	176,200	2,066,826

		20,479,502

Biotechnology - 0.85%
Techne Corp. *	47,400	3,130,770

Building Materials & Construction - 0.88%
Builders FirstSource, Inc. * (a)	95,326	688,254
Drew Industries, Inc. *	93,606	2,564,804

		3,253,058

Business Services - 0.26%
Bright Horizons Family Solutions, Inc. *	28,000	967,120

Computers & Business Equipment - 2.92%
Digi International, Inc. *	254,484	3,611,128
NETGEAR, Inc. *	202,452	7,221,463

		10,832,591

Construction & Mining Equipment - 0.51%
Pason Systems, Inc.	150,028	1,898,627

Crude Petroleum & Natural Gas - 1.28%
Carrizo Oil & Gas, Inc. *	86,600	4,741,350

Domestic Oil - 1.62%
Mariner Energy, Inc. *	126,900	2,903,472
Oil States International, Inc. *	91,034	3,106,080

		6,009,552

Drugs & Health Care - 2.29%
Qiagen NV * (a)	110,600	2,328,130
West Pharmaceutical Services, Inc.	151,900	6,165,621

		8,493,751

Electrical Equipment - 5.44%
AMETEK, Inc.	66,232	3,102,307
Anixter International, Inc. *	89,500	5,573,165

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Equipment (continued)
FLIR Systems, Inc. *	118,200	$3,699,660
General Cable Corp. *	106,100	7,775,008

		20,150,140

Electrical Utilities - 0.78%
ITC Holdings Corp.	51,100	2,883,062

Electronics - 0.62%
TTM Technologies, Inc. *	197,568	2,303,643

Energy - 0.73%
New Jersey Resources Corp.	53,655	2,683,823

Financial Services - 3.52%
Affiliated Managers Group, Inc. * (a)	61,280	7,197,949
Delphi Financial Group, Inc.	82,200	2,900,016
FBR Capital Markets Corp. *	97,200	931,176
RAM Holdings, Ltd. *	25,300	124,982
World Acceptance Corp. *	70,400	1,899,392

		13,053,515

Food & Beverages - 1.31%
Flowers Foods, Inc.	206,900	4,843,529

Gas & Pipeline Utilities - 1.24%
South Jersey Industries, Inc.	127,400	4,597,866

Healthcare Products - 2.36%
Orthofix International NV *	49,506	2,869,863
Respironics, Inc. *	89,774	5,878,401

		8,748,264

Homebuilders - 0.68%
Ryland Group, Inc.	91,188	2,512,229

Household Products - 1.55%
Tempur-Pedic International, Inc.	221,252	5,745,914

Industrial Machinery - 2.93%
Actuant Corp., Class A	179,536	6,106,020
Middleby Corp. *	61,728	4,729,599

		10,835,619

Insurance - 4.44%
Aspen Insurance Holdings, Ltd.	153,890	4,438,188
Max Re Capital, Ltd.	101,200	2,832,588
Meadowbrook Insurance Group, Inc. *	345,435	3,250,543
Tower Group, Inc.	101,800	3,400,120
Zenith National Insurance Corp.	56,800	2,540,664

		16,462,103

Internet Software - 0.86%
DealerTrack Holdings, Inc. *	46,100	1,542,967
Digital River, Inc. *	49,400	1,633,658

		3,176,625
Investment Companies - 2.15%
KKR Financial Holdings LLC (a)	567,171	7,968,753

Leisure Time - 1.55%
Penn National Gaming, Inc. *	96,551	5,749,612

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 6.28%
Carlisle Companies, Inc.	187,840	$6,955,715
Ceradyne, Inc. *	128,663	6,038,155
Koppers Holdings, Inc.	139,500	6,031,980
Spartan Motors, Inc. (a)	556,264	4,249,857

		23,275,707

Medical-Hospitals - 0.41%
VCA Antech, Inc. *	34,432	1,522,927

Metal & Metal Products - 5.15%
A. M. Castle & Company	113,000	3,072,470
Haynes International, Inc. *	32,600	2,265,700
Horsehead Holding Corp. *	194,900	3,307,453
Quanex Corp.	84,600	4,390,740
RBC Bearings, Inc. *	90,200	3,920,092
Reliance Steel & Aluminum Company	38,816	2,103,827

		19,060,282

Mining - 0.67%
AMCOL International Corp.	69,065	2,488,412

Petroleum Services - 1.09%
Core Laboratories N.V. *	32,234	4,020,224

Real Estate - 14.37%
Anthracite Capital, Inc., REIT (a)	142,044	1,028,399
Ashford Hospitality Trust, Inc., REIT (a)	588,586	4,231,933
BioMed Realty Trust, Inc., REIT	76,400	1,770,188
Capstead Mortage Corp., REIT (a)	284,700	3,755,193
Corporate Office Properties Trust, REIT	188,703	5,944,145
DuPont Fabros Technology, Inc., REIT *	213,200	4,178,720
Equity One, Inc., REIT (a)	163,982	3,776,505
FBR Capital Markets Corp., REIT * (g)	162,200	1,553,876
Gramercy Capital Corp., REIT (a)	284,096	6,906,374
Jer Investors Trust, Inc., REIT (a)	392,777	4,230,208
LaSalle Hotel Properties, REIT	144,020	4,594,238
Newcastle Investment Corp., REIT (a)	307,360	3,983,386
NorthStar Realty Finance Corp., REIT (a)	305,600	2,725,952
RAIT Financial Trust, REIT (a)	529,215	4,561,833

		53,240,950

Retail Grocery - 1.50%
Ruddick Corp.	62,929	2,181,748
United Natural Foods, Inc. *	105,755	3,354,549

		5,536,297

Retail Trade - 3.80%
Cabela’s, Inc. * (a)	225,860	3,403,710
Cash America International, Inc.	75,500	2,438,650
First Cash Financial Services, Inc. *	293,128	4,303,119
Hibbett Sports, Inc. *	84,400	1,686,312
Sonic Automotive, Inc.	115,000	2,226,400

		14,058,191

Semiconductors - 3.24%
Diodes, Inc. *	318,454	9,575,912
Silicon Motion Technology Corp., ADR *	135,600	2,410,968

		11,986,880

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 2.23%
Comtech Telecommunications Corp. *	69,700	$3,764,497
DataPath, Inc. * (g)	186,600	653,100
J2 Global Communications, Inc. *	182,100	3,855,057

		8,272,654
Transportation - 0.48%
Kirby Corp. *	38,500	1,789,480

Trucking & Freight - 4.23%
Landstar Systems, Inc.	123,987	5,226,052
Old Dominion Freight Lines, Inc. *	132,470	3,061,382
Oshkosh Truck Corp.	156,366	7,389,857

		15,677,291

TOTAL COMMON STOCKS (Cost $345,528,267)		$359,364,266

SHORT TERM INVESTMENTS - 13.99%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$51,812,061	$51,812,061

TOTAL SHORT TERM INVESTMENTS (Cost $51,812,061)		$51,812,061

REPURCHASE AGREEMENTS - 2.00%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $7,415,483 on 01/02/2008, collateralized by $7,230,000 Federal Home Loan Mortgage Corp., 4.75% due 03/15/2012 (valued at $7,564,388, includinginterest)	$7,414,000	$7,414,000

TOTAL REPURCHASE AGREEMENTS (Cost $7,414,000)		$7,414,000

Total Investments (Small Cap Opportunities Trust) (Cost $404,754,328) - 113.00%		$418,590,327
Liabilities in Excess of Other Assets - (13.00)%		(48,166,764)

TOTAL NET ASSETS - 100.00%		$370,423,563

Small Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.47%

Air Travel - 0.96%
Airtran Holdings, Inc. *	568,700	$4,071,892

Apparel & Textiles - 3.63%
Stage Stores, Inc.	583,349	8,633,565
Unifirst Corp.	176,000	6,688,000

		15,321,565

Auto Parts - 1.67%
Modine Manufacturing Company	274,500	4,531,995

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Auto Parts (continued)
O’Reilly Automotive, Inc. *	77,700	$2,519,811

		7,051,806

Banking - 4.77%
First Midwest BanCorp, Inc., Illinois	104,100	3,185,460
International Bancshares Corp.	226,010	4,732,649
MB Financial, Inc.	124,400	3,835,252
NewAlliance Bancshares, Inc.	316,000	3,640,320
Webster Financial Corp.	22,300	712,931
WestAmerica Bancorp (a)	90,500	4,031,775

		20,138,387

Biotechnology - 0.20%
Charles River Laboratories International, Inc. *	12,900	848,820

Building Materials & Construction - 0.33%
Sterling Construction Company, Inc. *	63,000	1,374,660

Business Services - 2.73%
Bowne & Company, Inc.	322,200	5,670,720
MAXIMUS, Inc.	151,300	5,841,693

		11,512,413

Chemicals - 0.71%
Zep, Inc. *	217,450	3,016,032

Computers & Business Equipment - 1.93%
Diebold, Inc.	16,700	483,966
Electronics for Imaging, Inc. *	169,600	3,812,608
Xyratex, Ltd. *	244,600	3,864,680

		8,161,254

Construction Materials - 0.96%
Simpson Manufacturing Company, Inc. (a)	151,900	4,039,021

Containers & Glass - 0.14%
Bemis Company, Inc.	20,800	569,504

Cosmetics & Toiletries - 1.02%
Helen of Troy, Ltd. *	251,500	4,310,710

Crude Petroleum & Natural Gas - 5.49%
Penn Virginia Corp.	223,100	9,733,853
Plains Exploration & Production Company *	26,500	1,431,000
Whiting Petroleum Corp. *	208,700	12,033,642

		23,198,495

Domestic Oil - 0.32%
St. Mary Land & Exploration Company	35,100	1,355,211

Electrical Utilities - 2.69%
PNM Resources, Inc.	312,400	6,700,980
Westar Energy, Inc.	179,300	4,651,042

		11,352,022

Electronics - 3.28%
Belden, Inc.	199,649	8,884,381
Nam Tai Electronics, Inc.	439,600	4,954,292

		13,838,673

Energy - 0.87%
New Jersey Resources Corp.	73,664	3,684,673

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services - 7.21%
Ares Capital Corp.	384,800	$5,629,624
Asset Acceptance Capital Corp. *	386,300	4,021,383
Asta Funding, Inc. (a)	160,574	4,245,577
Credit Acceptance Corp. * (a)	172,600	3,567,642
Delphi Financial Group, Inc.	220,450	7,777,476
Financial Federal Corp.	199,353	4,443,578
GATX Corp.	20,900	766,612

		30,451,892

Food & Beverages - 1.52%
Hormel Foods Corp.	44,000	1,781,120
Lance, Inc.	227,800	4,651,676

		6,432,796

Forest Products - 1.15%
Deltic Timber Corp.	94,400	4,860,656

Gas & Pipeline Utilities - 1.25%
Atmos Energy Corp.	131,200	3,678,848
UGI Corp.	37,700	1,027,325
WGL Holdings, Inc.	18,100	592,956

		5,299,129

Healthcare Products - 3.29%
Herbalife, Ltd.	163,700	6,593,836
Orthofix International NV *	126,100	7,310,017

		13,903,853

Healthcare Services - 0.72%
CorVel Corp. *	131,803	3,034,105

Hotels & Restaurants - 1.87%
CEC Entertainment, Inc. *	187,050	4,855,818
Sonic Corp. *	138,500	3,033,150

		7,888,968

Household Products - 0.74%
Tempur-Pedic International, Inc.	119,600	3,106,012

Industrial Machinery - 1.89%
Albany International Corp., Class A	125,134	4,642,472
Flowserve Corp.	6,200	596,440
Graco, Inc.	27,800	1,035,828
Quixote Corp.	90,400	1,716,696

		7,991,436

Insurance - 6.41%
Assured Guaranty, Ltd.	315,600	8,376,024
IPC Holdings, Ltd.	116,500	3,363,355
Platinum Underwriters Holdings, Ltd.	178,709	6,354,892
Reinsurance Group of America, Inc.	31,000	1,626,880
Universal American Financial Corp. *	288,000	7,369,920

		27,091,071

Manufacturing - 8.28%
Acuity Brands, Inc.	177,300	7,978,500
AptarGroup, Inc.	112,538	4,603,930
Carlisle Companies, Inc.	393,300	14,563,899
Deswell Industries, Inc.	286,250	1,731,812

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
ESCO Technologies, Inc. *	152,700	$6,098,838

		34,976,979

Medical-Hospitals - 3.07%
AmSurg Corp. *	221,499	5,993,763
Centene Corp. *	253,800	6,964,272

		12,958,035

Metal & Metal Products - 4.01%
Matthews International Corp., Class A	171,400	8,033,518
Mueller Industries, Inc.	307,710	8,920,513

		16,954,031

Mining - 1.15%
Compass Minerals International, Inc.	118,500	4,858,500

Office Furnishings & Supplies - 2.87%
Acco Brands Corp. *	389,200	6,242,768
United Stationers, Inc. *	127,094	5,873,014

		12,115,782

Publishing - 0.68%
Valassis Communications, Inc. *	247,000	2,887,430

Railroads & Equipment - 1.26%
Genesee & Wyoming, Inc., Class A *	219,825	5,313,170

Real Estate - 8.74%
Acadia Realty Trust, REIT	122,200	3,129,542
American Campus Communities, Inc., REIT	100,700	2,703,795
Cousins Properties, Inc., REIT	103,333	2,283,659
Maguire Properties, Inc., REIT (a)	167,300	4,930,331
Pennsylvania Real Estate
Investment Trust, REIT	59,000	1,751,120
PS Business Parks, Inc., REIT	58,900	3,095,195
RAIT Financial Trust, REIT (a)	699,900	6,033,138
Realty Income Corp., REIT (a)	295,100	7,973,602
U-Store-It Trust, REIT	451,200	4,132,992
Ventas, Inc., REIT	19,900	900,475

		36,933,849

Retail Trade - 6.48%
Casey’s General Stores, Inc.	348,200	10,310,202
Cato Corp., Class A	468,246	7,332,732
Hibbett Sports, Inc. *	487,200	9,734,256

		27,377,190

Telephone - 0.70%
Atlantic Tele-Network, Inc.	87,200	2,945,616

Tobacco - 1.53%
Universal Corp.	126,100	6,458,842

Trucking & Freight - 0.95%
Vitran Corp, Inc. *	281,000	3,998,630

TOTAL COMMON STOCKS (Cost $415,934,397)		$411,683,110

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 7.12%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$30,071,493	$30,071,493

TOTAL SHORT TERM INVESTMENTS (Cost $30,071,493)		$30,071,493

Total Investments (Small Cap Value Trust) (Cost $446,005,890) - 104.59%		$441,754,603
Liabilities in Excess of Other Assets - (4.59)%		(19,371,087)

TOTAL NET ASSETS - 100.00%		$422,383,516

Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.64%

Aerospace - 0.85%
Curtiss-Wright Corp.	6,991	$350,948
Teledyne Technologies, Inc. *	349	18,612

		369,560

Agriculture - 0.31%
Fresh Del Monte Produce, Inc. *	4,038	135,596

Air Travel - 0.35%
SkyWest, Inc.	5,608	150,575

Aluminum - 0.04%
Superior Essex, Inc. *	806	19,344

Apparel & Textiles - 2.70%
Deckers Outdoor Corp. *	2,141	331,983
Jos. A. Bank Clothiers, Inc. * (a)	3,768	107,200
Perry Ellis International, Inc. *	7,025	108,045
The Gymboree Corp. *	12,959	394,731
The Warnaco Group, Inc. *	6,706	233,369

		1,175,328

Auto Parts - 0.42%
Accuride Corp. *	6,791	53,377
Aftermarket Technology Corp. *	4,188	114,165
American Axle & Manufacturing Holdings, Inc.	893	16,628

		184,170

Banking - 4.56%
BancFirst Corp.	2,049	87,800
Bank of Hawaii Corp.	11,000	562,540
Charter Financial Corp.	498	18,426
City National Corp.	5,178	308,350
Commerce Bancshares, Inc.	4,102	184,031
East West Bancorp, Inc.	6,037	146,277
Financial Institutions, Inc.	1,846	32,896
First Citizens Bancshares, Inc.	506	73,800
First Regional Bancorp *	1,838	34,720
Pacific Capital Bancorp	732	14,735
Preferred Bank, Los Angeles, CA	1,265	32,915
Prosperity Bancshares, Inc.	3,187	93,666

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
SVB Financial Group *	6,576	$331,430
Temecula Valley Bancorp, Inc. (a)	1,028	12,058
Trustmark Corp.	498	12,629
Vineyard National Bancorp Company (a)	4,067	41,077

		1,987,350

Biotechnology - 1.72%
Bio-Rad Laboratories, Inc., Class A *	1,865	193,251
Invitrogen Corp. *	5,656	528,327
Pharmanet Development Group, Inc. *	665	26,075

		747,653

Broadcasting - 0.18%
Sinclair Broadcast Group, Inc., Class A	9,737	79,941

Building Materials & Construction - 4.13%
Apogee Enterprises, Inc.	2,971	50,834
Chicago Bridge & Iron Company N.V.	8,952	541,059
Drew Industries, Inc. *	5,441	149,083
EMCOR Group, Inc. *	22,904	541,221
Lennox International, Inc.	5,442	225,408
Perini Corp. *	7,045	291,804

		1,799,409

Business Services - 4.71%
Acxiom Corp.	16,181	189,803
CGI Group, Inc., Class A *	1,713	19,939
COMSYS IT Partners, Inc. *	5,506	86,885
Deluxe Corp.	14,300	470,327
FactSet Research Systems, Inc.	1,193	66,450
First Consulting Group, Inc. *	271	3,504
Heidrick & Struggles International, Inc.	4,889	181,431
Hewitt Associates, Inc., Class A *	2,306	88,297
Michael Baker Corp. *	1,444	59,348
PC Mall, Inc. *	7,830	72,897
Pre-Paid Legal Services, Inc. *	4,328	239,555
PRG-Schultz International, Inc. *	1,140	9,770
Standard Parking Corp. *	1,426	69,147
Waste Industries USA	587	21,308
Watson Wyatt Worldwide, Inc., Class A	10,169	471,943

		2,050,604

Cable & Television - 0.02%
Corus Entertainment, Inc.	189	9,278

Cellular Communications - 0.48%
Brightpoint, Inc. *	4,201	64,527
Syniverse Holdings, Inc. *	9,313	145,097

		209,624

Chemicals - 3.28%
Celanese Corp., Series A	10,298	435,811
CF Industries Holdings, Inc.	1,962	215,938
Methanex Corp.	4,925	135,930
Terra Industries, Inc. *	13,440	641,894

		1,429,573

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Coal - 0.60%
Massey Energy Company	7,297	$260,868

Commercial Services - 1.46%
Shaw Group, Inc. *	10,530	636,433

Computers & Business Equipment - 3.35%
Blue Coat Systems, Inc. *	6,346	208,593
Immersion Corp. *	29,902	387,231
MICROS Systems, Inc. *	3,437	241,140
Quantum Corp. *	15,408	41,447
Sigma Designs, Inc. *	5,352	295,430
Sykes Enterprises, Inc. *	1,234	22,212
Tech Data Corp. *	1,644	62,012
Western Digital Corp. *	6,670	201,501

		1,459,566

Cosmetics & Toiletries - 0.04%
Helen of Troy, Ltd. *	961	16,472

Crude Petroleum & Natural Gas - 1.09%
Bois d’Arc Energy, Inc. *	1,556	30,887
W&T Offshore, Inc.	14,800	443,408

		474,295

Domestic Oil - 2.61%
Frontier Oil Corp.	1,075	43,623
Helix Energy Solutions Group, Inc. *	8,124	337,146
Holly Corp.	5,194	264,323
Stone Energy Corp. *	10,510	493,024

		1,138,116

Drugs & Health Care - 1.23%
Molina Healthcare, Inc. * (a)	7,957	307,936
Perrigo Company	5,000	175,050
XenoPort, Inc. *	938	52,415

		535,401

Electrical Equipment - 3.27%
FLIR Systems, Inc. *	6,208	194,311
GrafTech International, Ltd. *	30,081	533,938
Methode Electronics, Inc.	17,123	281,502
Varian, Inc. *	6,311	412,108

		1,421,859

Electrical Utilities - 1.76%
El Paso Electric Company *	24,900	636,693
Unisource Energy Corp.	4,126	130,175

		766,868

Electronics - 5.69%
Analogic Corp.	3,033	205,395
Axsys Technologies, Inc. *	439	16,089
Belden, Inc.	8,045	358,003
Checkpoint Systems, Inc. *	3,249	84,409
Cubic Corp.	6,851	268,559
Dolby Laboratories, Inc., Class A *	5,836	290,166
Itron, Inc. *	2,664	255,664
LoJack Corp. *	4,501	75,662

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
Stoneridge, Inc. *	876	$7,043
Synopsys, Inc. *	5,006	129,806
Teleflex, Inc.	4,737	298,478
Trimble Navigation, Ltd. *	10,172	307,601
Zoran Corp. *	7,980	179,630

		2,476,505

Energy - 1.24%
Energen Corp.	8,371	537,669

Financial Services - 1.69%
Calamos Asset Management, Inc.	4,437	132,134
City Holding Company	2,265	76,648
GLG Partners, Inc. *	6,643	90,345
Investment Technology Group, Inc. *	3,660	174,179
SWS Group, Inc.	20,817	263,751

		737,057

Food & Beverages - 1.43%
Cal-Maine Foods, Inc. (a)	3,253	86,302
Coca-Cola Bottling Company	230	13,542
Flowers Foods, Inc.	4,474	104,736
J.M. Smucker Company	1,456	74,897
PepsiAmericas, Inc.	916	30,521
Ralcorp Holdings, Inc. *	2,158	131,185
Spartan Stores, Inc.	7,901	180,538

		621,721

Gas & Pipeline Utilities - 1.31%
Northwest Natural Gas Company	7,191	349,914
UGI Corp.	8,066	219,799

		569,713

Healthcare Products - 3.21%
ArthroCare Corp. * (a)	362	17,394
CONMED Corp. *	6,857	158,465
IDEXX Laboratories, Inc. *	4,958	290,688
Kinetic Concepts, Inc. *	8,393	449,529
Respironics, Inc. *	6,222	407,417
Synovis Life Technologies, Inc. *	3,808	74,446

		1,397,939

Healthcare Services - 2.98%
Air Methods Corp. *	3,927	195,054
AMERIGROUP Corp. *	5,452	198,725
Apria Healthcare Group, Inc. *	19,058	411,081
Healthspring, Inc. *	2,828	53,874
Pediatrix Medical Group, Inc. *	3,954	269,465
WellCare Health Plans, Inc. *	4,021	170,531

		1,298,730

Hotels & Restaurants - 1.53%
AFC Enterprises, Inc. *	10,479	118,622
Burger King Holdings, Inc.	1,932	55,081
Chipotle Mexican Grill, Inc., Class A * (a)	2,809	413,120
Choice Hotels International, Inc.	2,393	79,448

		666,271

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Household Products - 0.81%
Tempur-Pedic International, Inc.	758	$19,685
Tupperware Brands Corp.	10,095	333,438

		353,123

Industrial Machinery - 1.90%
EnPro Industries, Inc. *	6,550	200,757
Intevac, Inc. *	6,445	93,710
Robbins & Myers, Inc.	7,074	535,007

		829,474

Insurance - 4.07%
Allied World Assurance Holdings, Ltd.	2,151	107,915
American Financial Group, Inc.	6,802	196,442
American Safety Insurance Holdings, Ltd. *	1,175	23,089
Aspen Insurance Holdings, Ltd.	18,295	527,628
Endurance Specialty Holdings, Ltd.	12,534	523,044
Reinsurance Group of America, Inc.	7,481	392,603

		1,770,721

Internet Retail - 1.20%
Blue Nile, Inc. * (a)	717	48,799
Priceline.com, Inc. *	4,112	472,304

		521,103

Internet Software - 0.31%
Chordiant Software, Inc. *	15,726	134,457

Leisure Time - 1.84%
Bally Technologies, Inc. *	1,702	84,623
DreamWorks Animation SKG, Inc., Class A *	9,590	244,929
Polaris Industries, Inc. (a)	9,850	470,535

		800,087

Life Sciences - 0.02%
Repligen Corp. *	1,362	8,921

Manufacturing - 2.42%
AptarGroup, Inc.	4,145	169,572
Goodman Global, Inc. *	5,577	136,860
Koppers Holdings, Inc.	2,911	125,872
Mettler-Toledo International, Inc. *	4,805	546,809
Sturm Ruger & Company, Inc. *	9,109	75,422

		1,054,535

Medical-Hospitals - 0.49%
Centene Corp. *	7,791	213,785

Metal & Metal Products - 0.21%
Crown Holdings, Inc. *	2,651	67,998
Mueller Industries, Inc.	791	22,931

		90,929

Mining - 0.45%
AMCOL International Corp.	1,779	64,097
Hecla Mining Company *	14,060	131,461

		195,558

Office Furnishings & Supplies - 0.42%
Knoll, Inc.	11,014	180,960

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Paper - 1.54%
Buckeye Technologies, Inc. *	22,973	$287,162
Rock-Tenn Company, Class A	15,075	383,056

		670,218

Petroleum Services - 3.29%
Atwood Oceanics, Inc. *	766	76,784
Core Laboratories N.V. *	416	51,884
Dril-Quip, Inc. *	2,382	132,582
GulfMark Offshore, Inc. *	1,283	60,032
Oceaneering International, Inc. *	4,698	316,410
Tesoro Corp.	7,200	343,440
Trico Marine Services, Inc. *	12,217	452,273

		1,433,405

Pharmaceuticals - 2.80%
Cubist Pharmaceuticals, Inc. *	6,191	126,977
King Pharmaceuticals, Inc. *	17,603	180,255
OSI Pharmaceuticals, Inc. *	11,265	546,465
Watson Pharmaceuticals, Inc. *	13,444	364,870

		1,218,567
Photography - 0.24%
CPI Corp.	4,343	102,278

Plastics - 0.05%
AEP Industries, Inc. *	725	23,207

Publishing - 0.10%
American Greetings Corp., Class A	2,110	42,833

Real Estate - 3.53%
Agree Realty Corp., REIT	284	8,548
Avatar Holdings, Inc. * (a)	1,181	49,390
Capital Trust, Inc., Class A, REIT (a)	2,091	64,089
Equity Lifestyle Properties, Inc., REIT	9,436	430,942
Gramercy Capital Corp., REIT (a)	17,971	436,875
Jones Lang LaSalle, Inc.	1,024	72,868
Taubman Centers, Inc., REIT	9,682	476,258

		1,538,970

Retail Grocery - 0.12%
Nash Finch Company	1,518	53,555

Retail Trade - 2.87%
Big Lots, Inc. *	10,725	171,493
Dollar Tree Stores, Inc. *	6,049	156,790
Fossil, Inc. *	9,575	401,959
FTD Group, Inc.	2,798	36,038
Jo-Ann Stores, Inc. *	812	10,621
NBTY, Inc. *	5,698	156,125
Systemax, Inc. * (a)	8,503	172,781
The Dress Barn, Inc. *	11,567	144,703

		1,250,510

Sanitary Services - 0.94%
Darling International, Inc. *	35,274	407,767

Semiconductors - 2.33%
Advanced Analogic Technologies, Inc. *	10,351	116,759

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Amkor Technology, Inc. *	2,618	$22,332
ASM International N.V. (a)	4,981	119,295
Asyst Technologies, Inc. *	930	3,032
Cabot Microelectronics Corp. *	1,652	59,323
Emulex Corp. *	15,381	251,018
Pericom Semiconductor Corp. *	3,884	72,631
Skyworks Solutions, Inc. *	13,241	112,548
Varian Semiconductor Equipment Associates, Inc. *	6,949	257,113

		1,014,051

Software - 3.23%
ANSYS, Inc. *	6,469	268,205
JDA Software Group, Inc. *	4,296	87,896
Magma Design Automation, Inc. *	4,236	51,721
ManTech International Corp. *	1,340	58,719
Open Text Corp. * (a)	2,926	92,023
SPSS, Inc. *	8,202	294,534
Sybase, Inc. *	21,292	555,508

		1,408,606

Steel - 0.61%
AK Steel Holding Corp. *	5,783	267,406

Telecommunications Equipment &
Services - 2.71%
CommScope, Inc. *	11,248	553,514
Comtech Telecommunications Corp. *	5,492	296,623
GeoEye, Inc. *	3,663	123,260
Premiere Global Services, Inc. *	13,893	206,311

		1,179,708

Telephone - 0.38%
CenturyTel, Inc.	2,114	87,646
Cincinnati Bell, Inc. *	16,801	79,805

		167,451
Tires & Rubber - 0.17%
Cooper Tire & Rubber Company	4,562	75,638

Toys, Amusements & Sporting Goods - 0.27%
Jakks Pacific, Inc. *	5,039	118,971

Transportation - 0.75%
Bristow Group, Inc. *	2,001	113,357
Kirby Corp. *	4,582	212,971

		326,328

Trucking & Freight - 1.33%
Arkansas Best Corp.	2,001	43,902
Forward Air Corp.	2,428	75,681
Heartland Express, Inc.	4,661	66,093
Hub Group, Inc., Class A *	2,603	69,188
Knight Transportation, Inc. (a)	4,641	68,733
Landstar Systems, Inc.	4,800	202,320

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Trucking & Freight (continued)
Old Dominion Freight Lines, Inc. *	2,338	$54,031

		579,948

TOTAL COMMON STOCKS (Cost $44,320,703)		$43,396,558

SHORT TERM INVESTMENTS - 4.92%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$2,141,239	$2,141,239

TOTAL SHORT TERM INVESTMENTS (Cost $2,141,239)		$2,141,239

REPURCHASE AGREEMENTS - 0.57%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $248,050 on 01/02/2008, collateralized by $235,000 Federal Home Loan Mortgage Corp., 5.50% due 07/18/2016 (valued at $258,206, including interest)	$248,000	$248,000

TOTAL REPURCHASE AGREEMENTS (Cost $248,000)		$248,000

Total Investments (Small Company Trust) (Cost $46,709,942) - 105.13%		$45,785,797
Liabilities in Excess of Other Assets - (5.13)%		(2,232,503)

TOTAL NET ASSETS - 100.00%		$43,553,294

Small Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.15%

Advertising - 1.46%
inVentiv Health, Inc. *	60,671	$1,878,374
ValueClick, Inc. *	93,097	2,038,824

		3,917,198
Aerospace - 0.99%
TransDigm Group, Inc. *	58,681	2,650,621

Apparel & Textiles - 1.40%
Interface, Inc., Class A	109,799	1,791,919
The Warnaco Group, Inc. *	56,161	1,954,403

		3,746,322

Auto Parts - 0.76%
Tenneco, Inc. *	78,300	2,041,281

Banking - 2.37%
East West Bancorp, Inc.	23,226	562,766
Greenhill & Company, Inc. (a)	33,160	2,204,477
SVB Financial Group *	49,425	2,491,020
Texas Capital Bancshares, Inc. *	59,925	1,093,631

		6,351,894

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Biotechnology - 1.36%
Human Genome Sciences, Inc. *	108,345	$1,131,122
Myriad Genetics, Inc. *	53,757	2,495,400

		3,626,522

Building Materials & Construction - 1.45%
Eagle Materials, Inc. (a)	55,466	1,967,934
Texas Industries, Inc.	27,372	1,918,777

		3,886,711

Business Services - 6.85%
CoStar Group, Inc. *	53,731	2,538,790
Euronet Worldwide, Inc. *	81,376	2,441,280
Global Payments, Inc.	32,974	1,533,950
Informatica Corp. *	151,937	2,737,905
Jackson Hewitt Tax Service, Inc.	20,105	638,334
Korn/Ferry International *	110,191	2,073,795
SRA International, Inc., Class A *	66,492	1,958,189
Syntel, Inc.	50,690	1,952,579
Tetra Tech, Inc. *	113,491	2,440,056

		18,314,878

Chemicals - 0.05%
Zep, Inc. *	10,317	143,097

Commercial Services - 1.34%
Chemed Corp.	40,973	2,289,571
Live Nation, Inc. *	89,192	1,295,068

		3,584,639

Computers & Business Equipment - 2.68%
Cogent, Inc. *	142,757	1,591,741
MICROS Systems, Inc. *	48,823	3,425,422
Tech Data Corp. *	57,216	2,158,187

		7,175,350

Construction & Mining Equipment - 1.30%
Bucyrus International, Inc., Class A	35,048	3,483,421

Containers & Glass - 0.86%
Greif, Inc., Class A	35,040	2,290,565

Crude Petroleum & Natural Gas - 4.81%
Arena Resources, Inc. *	62,304	2,598,700
Bill Barrett Corp. *	60,992	2,553,735
Carrizo Oil & Gas, Inc. *	52,427	2,870,378
Unit Corp. *	50,929	2,355,466
Whiting Petroleum Corp. *	43,019	2,480,476

		12,858,755

Drugs & Health Care - 2.76%
BioMarin Pharmaceutical, Inc. *	86,091	3,047,621
Mentor Corp. (a)	44,959	1,757,897
Parexel International Corp. *	53,670	2,592,261

		7,397,779

Educational Services - 1.97%
DeVry, Inc.	60,505	3,143,840
Strayer Education, Inc.	12,474	2,127,815

		5,271,655

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Equipment - 3.10%
General Cable Corp. *	47,949	$3,513,703
Varian, Inc. *	51,089	3,336,112
Wesco International, Inc. *	36,391	1,442,539

		8,292,354

Electrical Utilities - 1.51%
ITC Holdings Corp.	34,864	1,967,027
Pike Electric Corp. *	124,461	2,085,966

		4,052,993

Electronics - 2.07%
SiRF Technology Holdings, Inc. *	61,689	1,550,245
Thomas & Betts Corp. *	36,769	1,803,152
Trimble Navigation, Ltd. *	72,173	2,182,511

		5,535,908

Financial Services - 1.80%
Affiliated Managers Group, Inc. * (a)	23,575	2,769,119
National Financial Partners Corp.	44,660	2,036,943

		4,806,062

Food & Beverages - 1.63%
Performance Food Group Company *	70,279	1,888,397
Ralcorp Holdings, Inc. *	40,681	2,472,998

		4,361,395

Healthcare Products - 3.38%
Gen-Probe, Inc. *	33,276	2,094,059
Nuvasive, Inc. *	71,467	2,824,376
The Medicines Company *	83,395	1,597,848
Wright Medical Group, Inc. *	86,894	2,534,698

		9,050,981

Healthcare Services - 2.37%
athenahealth, Inc. * (a)	6,800	244,800
Magellan Health Services, Inc. *	45,416	2,117,748
Pediatrix Medical Group, Inc. *	35,600	2,426,140
The Advisory Board Company *	24,332	1,561,871

		6,350,559

Hotels & Restaurants - 1.61%
Choice Hotels International, Inc.	49,005	1,626,966
Jack in the Box, Inc. *	51,856	1,336,329
P.F. Chang’s China Bistro, Inc. * (a)	58,896	1,345,185

		4,308,480

Household Products - 1.69%
Church & Dwight, Inc.	64,024	3,461,778
Tempur-Pedic International, Inc.	40,788	1,059,264

		4,521,042

Industrial Machinery - 1.44%
FMC Technologies, Inc. *	35,789	2,029,236
Regal-Beloit Corp.	40,559	1,823,127

		3,852,363

Industrials - 0.14%
EnergySolutions, Inc. *	13,629	367,847

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance - 1.55%
HCC Insurance Holdings, Inc.	60,186	$1,726,135
ProAssurance Corp. *	38,482	2,113,431
Security Capital Assurance, Ltd. (a)	75,874	295,150

		4,134,716

Internet Retail - 0.59%
Shutterfly, Inc. *	61,625	1,578,832

Internet Software - 1.51%
DealerTrack Holdings, Inc. *	57,751	1,932,926
F5 Networks, Inc. *	73,981	2,109,938

		4,042,864

Leisure Time - 0.52%
National Cinemedia, Inc.	55,277	1,393,533

Manufacturing - 2.52%
Acuity Brands, Inc.	22,211	999,495
Barnes Group, Inc.	67,543	2,255,261
Ceradyne, Inc. *	37,997	1,783,199
Coherent, Inc. *	67,586	1,694,381

		6,732,336

Medical-Hospitals - 2.20%
Cepheid, Inc. *	53,989	1,422,610
LifePoint Hospitals, Inc. *	59,707	1,775,686
VCA Antech, Inc. *	60,955	2,696,040

		5,894,336

Metal & Metal Products - 1.01%
Dynamic Materials Corp.	45,722	2,693,026

Petroleum Services - 2.70%
Core Laboratories N.V. *	19,359	2,414,455
Dril-Quip, Inc. *	47,726	2,656,429
ION Geophysical Corp. *	137,253	2,165,852

		7,236,736

Pharmaceuticals - 2.50%
AMAG Pharmaceuticals, Inc. *	23,739	1,427,426
Medicis Pharmaceutical Corp., Class A	57,405	1,490,808
Sciele Pharma, Inc. *	88,184	1,803,363
United Therapeutics Corp. * (a)	20,070	1,959,835

		6,681,432

Pollution Control - 0.48%
Fuel Tech, Inc. * (a)	56,390	1,277,234

Railroads & Equipment - 0.71%
Wabtec Corp.	54,891	1,890,446

Real Estate - 0.73%
BioMed Realty Trust, Inc., REIT	84,679	1,962,012

Retail Trade - 2.49%
Dick’s Sporting Goods, Inc. *	44,690	1,240,594
DSW, Inc., Class A *	59,486	1,115,957
Hot Topic, Inc. *	175,001	1,018,506
Longs Drug Stores Corp.	46,154	2,169,238
Zumiez, Inc. * (a)	45,802	1,115,737

		6,660,032

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors - 7.38%
Cirrus Logic, Inc. *	264,356	$1,395,800
Diodes, Inc. *	75,638	2,274,435
Emulex Corp. *	128,814	2,102,244
FormFactor, Inc. *	47,355	1,567,451
Microsemi Corp. *	109,565	2,425,769
Power Integrations, Inc. *	62,512	2,152,288
Silicon Laboratories, Inc. *	61,591	2,305,351
Tessera Technologies, Inc. *	66,307	2,758,371
Varian Semiconductor Equipment Associates,
Inc. *	74,878	2,770,486

		19,752,195

Software - 8.22%
Ansoft Corp. *	63,811	1,649,514
ANSYS, Inc. *	77,618	3,218,042
Blackboard, Inc. *	76,489	3,078,682
Eclipsys Corp. *	104,997	2,657,474
JDA Software Group, Inc. *	99,341	2,032,517
Lawson Software, Inc. *	283,407	2,902,088
Manhattan Associates, Inc. *	76,352	2,012,639
Omniture, Inc. *	32,524	1,082,724
Orbotech, Ltd. *	53,002	930,185
THQ, Inc. *	85,952	2,422,987

		21,986,852

Steel - 1.41%
Carpenter Technology Corp.	50,186	3,772,482

Telecommunications Equipment &
Services - 4.36%
Arris Group, Inc. *	61,556	614,329
Harmonic, Inc. *	111,419	1,167,671
NeuStar, Inc., Class A *	69,151	1,983,250
NICE Systems, Ltd., ADR *	72,399	2,484,734
Polycom, Inc. *	81,131	2,253,819
SBA Communications Corp. *	63,283	2,141,497
Virgin Mobile USA, Inc. * (a)	115,366	1,025,604

		11,670,904

Toys, Amusements & Sporting Goods - 0.74%
Marvel Entertainment, Inc. *	74,116	1,979,638

Transportation - 0.45%
American Commercial Lines, Inc. * (a)	73,714	1,197,115

Trucking & Freight - 1.93%
Forward Air Corp.	63,640	1,983,659
Hub Group, Inc., Class A *	62,725	1,667,231
Knight Transportation, Inc. (a)	101,872	1,508,724

		5,159,614

TOTAL COMMON STOCKS (Cost $250,778,143)		$259,937,007

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 6.79%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$18,156,879	$18,156,879

TOTAL SHORT TERM INVESTMENTS
(Cost $18,156,879)		$18,156,879

REPURCHASE AGREEMENTS - 2.51%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.55% to be repurchased at
$6,715,324 on 01/02/2008,
collateralized by $6,585,000
Federal National Mortgage
Association, 5.50% due
07/09/2010 (valued at $6,848,400,
including interest)	$6,714,000	$6,714,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,714,000)		$6,714,000

Total Investments (Small Company Growth Trust)
(Cost $275,649,022) - 106.45%		$284,807,886
Liabilities in Excess of Other Assets - (6.45)%		(17,246,540)

TOTAL NET ASSETS - 100.00%		$267,561,346

Small Company Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.64%

Aerospace - 1.68%
Kratos Defense & Security Solutions, Inc. *	436,500	$1,025,775
Woodward Governor Company	143,000	9,716,850

		10,742,625

Air Travel - 0.81%
Airtran Holdings, Inc. *	338,600	2,424,376
Alaska Air Group, Inc. *	110,400	2,761,104

		5,185,480

Apparel & Textiles - 0.96%
Culp, Inc. *	125,500	874,735
G & K Services, Class A	140,400	5,267,808

		6,142,543

Auto Parts - 0.16%
Accuride Corp. *	133,800	1,051,668

Auto Services - 0.74%
Dollar Thrifty Automotive Group, Inc. *	201,000	4,759,680

Banking - 4.81%
Boston Private Financial Holdings, Inc. (a)	132,100	3,577,268
East West Bancorp, Inc.	294,600	7,138,158
Glacier Bancorp, Inc.	203,800	3,819,212
Home Bancshares, Inc. (a)	127,100	2,665,287
SVB Financial Group *	189,800	9,565,920
Wintrust Financial Corp.	119,800	3,968,974

		30,734,819

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Biotechnology - 1.38%
Exelixis, Inc. *	238,500	$2,058,255
Myriad Genetics, Inc. *	145,200	6,740,184

		8,798,439

Broadcasting - 0.22%
Saga Communications, Inc., Class A *	242,700	1,429,503

Building Materials & Construction - 0.89%
Beacon Roofing Supply, Inc. * (a)	308,000	2,593,360
Drew Industries, Inc. *	113,000	3,096,200

		5,689,560

Business Services - 6.60%
Compass Diversified Trust	168,600	2,512,140
Electro Rent Corp.	319,200	4,740,120
FTI Consulting, Inc. *	191,900	11,828,716
McGrath Rentcorp	267,300	6,882,975
MPS Group, Inc. *	512,200	5,603,468
Navigant Consulting Company *	281,100	3,842,637
StarTek, Inc. *	230,000	2,141,300
Wind River Systems, Inc. *	516,300	4,610,559

		42,161,915

Chemicals - 3.65%
Airgas, Inc.	173,700	9,051,507
American Vanguard Corp. (a)	210,900	3,659,115
Arch Chemicals, Inc.	168,200	6,181,350
Innospec, Inc.	258,700	4,439,292

		23,331,264

Commercial Services - 0.76%
Live Nation, Inc. *	76,600	1,112,232
Pool Corp. (a)	187,400	3,716,142

		4,828,374

Computers & Business Equipment - 1.36%
Ixia *	347,100	3,290,508
Palm, Inc. * (a)	414,500	2,627,930
Xyratex, Ltd. *	173,700	2,744,460

		8,662,898

Construction & Mining Equipment - 0.44%
Carbo Ceramics, Inc. (a)	76,300	2,838,360

Construction Materials - 1.67%
Ameron International Corp.	75,800	6,984,970
Universal Forest Products, Inc.	109,100	3,214,086
Vulcan Materials Company	6,000	474,540

		10,673,596

Crude Petroleum & Natural Gas - 4.63%
Forest Oil Corp. *	161,800	8,225,912
Penn Virginia Corp.	297,700	12,988,651
Whiting Petroleum Corp. *	145,000	8,360,700

		29,575,263

Domestic Oil - 0.69%
Mariner Energy, Inc. *	142,804	3,267,356

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Domestic Oil (continued)
Union Drilling, Inc. *	70,400	$1,110,208

		4,377,564

Drugs & Health Care - 1.40%
Landauer, Inc.	62,100	3,219,885
West Pharmaceutical Services, Inc.	141,600	5,747,544

		8,967,429

Electrical Equipment - 2.54%
C & D Technologies, Inc. * (a)	187,300	1,238,053
Genlyte Group, Inc. *	100,000	9,520,000
Littelfuse, Inc. *	132,500	4,367,200
Methode Electronics, Inc.	66,600	1,094,904

		16,220,157

Electrical Utilities - 3.15%
Black Hills Corp.	149,400	6,588,540
Cleco Corp.	212,500	5,907,500
El Paso Electric Company *	202,700	5,183,039
Empire District Electric Company	107,700	2,453,406

		20,132,485

Electronics - 2.52%
Analogic Corp.	47,100	3,189,612
Belden, Inc.	181,500	8,076,750
Franklin Electric, Inc. (a)	69,100	2,644,456
Newport Corp. *	170,600	2,181,974

		16,092,792

Energy - 0.10%
GeoMet, Inc. * (a)	128,800	669,760

Financial Services - 1.29%
Ares Capital Corp.	300,200	4,391,926
JMP Group Inc	135,500	1,149,040
Piper Jaffray Companies, Inc. *	59,000	2,732,880

		8,273,846

Food & Beverages - 0.22%
Winn-Dixie Stores, Inc. *	82,100	1,385,027

Forest Products - 0.84%
Deltic Timber Corp.	103,900	5,349,811

Furniture & Fixtures - 0.32%
Stanley Furniture Company, Inc. (a)	171,300	2,055,600

Gas & Pipeline Utilities - 1.12%
Southwest Gas Corp.	140,900	4,194,593
Vectren Corp.	101,400	2,941,614

		7,136,207

Healthcare Products - 2.04%
AngioDynamics, Inc. *	132,100	2,515,184
Owens & Minor, Inc.	247,400	10,497,182

		13,012,366

Healthcare Services - 0.89%
National Healthcare Corp.	88,400	4,570,280
Triple-S Management Corp. *	54,300	1,097,403

		5,667,683

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Homebuilders - 0.68%
M/I Homes, Inc.	132,900	$1,395,450
Meritage Homes Corp. * (a)	204,400	2,978,108

		4,373,558

Hotels & Restaurants - 0.31%
The Steak & Shake Company * (a)	181,000	1,972,900

Industrial Machinery - 2.46%
Cascade Corp.	70,400	3,270,784
Circor International, Inc.	93,800	4,348,568
IDEX Corp.	224,350	8,105,766

		15,725,118

Insurance - 5.36%
Employers Holdings, Inc.	84,100	1,405,311
Markel Corp. *	11,000	5,402,100
Max Re Capital, Ltd.	196,100	5,488,839
Midland Company	111,600	7,219,404
National Interstate Corp.	102,100	3,379,510
ProAssurance Corp. *	206,600	11,346,472

		34,241,636

Investment Companies - 1.57%
First Financial Fund, Inc. *	308,786	3,393,558
Hercules Technology Growth Capital, Inc.	277,000	3,440,340
Kohlberg Capital Corp.	265,500	3,186,000

		10,019,898

Life Sciences - 0.23%
Symyx Technologies, Inc. *	191,400	1,469,952

Manufacturing - 2.98%
AptarGroup, Inc.	240,700	9,847,037
Nordson Corp.	158,100	9,163,476

		19,010,513

Metal & Metal Products - 3.42%
Gibraltar Industries, Inc.	237,700	3,665,334
Matthews International Corp., Class A	213,600	10,011,432
Metal Management, Inc.	179,500	8,172,635

		21,849,401

Mobile Homes - 0.94%
Skyline Corp.	50,200	1,473,370
Winnebago Industries, Inc. (a)	215,500	4,529,810

		6,003,180

Newspapers - 0.06%
Journal Register Company (a)	211,500	372,240

Paper - 1.45%
Chesapeake Corp.	61,000	316,590
Potlatch Corp.	144,600	6,426,024
Wausau-Mosinee Paper Corp.	279,900	2,516,301

		9,258,915

Petroleum Services - 3.53%
Atwood Oceanics, Inc. *	77,000	7,718,480
Hercules Offshore, Inc. *	137,617	3,272,532
TETRA Technologies, Inc. *	387,400	6,031,818

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Petroleum Services (continued)
W-H Energy Services, Inc. *	98,600	$5,542,306

		22,565,136

Pharmaceuticals - 0.74%
Pharmion Corp. *	75,700	4,758,502

Publishing - 0.05%
Courier Corp.	9,448	311,879

Railroads & Equipment - 0.90%
Genesee & Wyoming, Inc., Class A *	239,000	5,776,630

Real Estate - 4.59%
First Potomac Realty Trust, REIT	214,600	3,710,434
Kilroy Realty Corp., REIT	156,800	8,617,728
LaSalle Hotel Properties, REIT	161,100	5,139,090
Parkway Properties, Inc., REIT	88,400	3,269,032
Strategic Hotel Cap, Inc., REIT	250,400	4,189,192
Washington Real Estate Investment Trust,
REIT (a)	140,400	4,409,964

		29,335,440

Retail Grocery - 0.57%
Nash Finch Company (a)	103,000	3,633,840

Retail Trade - 3.82%
Aaron Rents, Inc., Class B	414,300	7,971,132
Aaron Rents, Inc., Class A	6,000	103,560
Building Materials Holding Corp. (a)	222,800	1,232,084
Casey’s General Stores, Inc.	148,500	4,397,085
CSS Industries, Inc.	122,700	4,503,090
Fred’s, Inc., Class A	186,500	1,795,995
Haverty Furniture Companies, Inc.	279,300	2,510,907
Stein Mart, Inc.	397,200	1,882,728

		24,396,581

Sanitary Services - 1.84%
Casella Waste Systems, Inc., Class A *	170,110	2,218,234
Insituform Technologies, Inc., Class A * (a)	273,700	4,050,760
Waste Connections, Inc. *	177,900	5,497,110

		11,766,104

Semiconductors - 2.39%
Advanced Energy Industries, Inc. *	216,800	2,835,744
ATMI, Inc. *	101,400	3,270,150
Brooks Automation, Inc. *	300,062	3,963,819
Exar Corp. *	159,300	1,269,622
GSI Group, Inc. *	422,800	3,906,672

		15,246,007

Software - 2.77%
Progress Software Corp. *	228,400	7,692,512
SPSS, Inc. *	172,000	6,176,520
Websense, Inc. *	226,400	3,844,272

		17,713,304

Steel - 1.71%
Carpenter Technology Corp.	145,000	10,899,650

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 0.95%
Premiere Global Services, Inc. *	409,000	$6,073,650

Tires & Rubber - 0.51%
Myers Indiana, Inc.	225,000	3,255,750

Tobacco - 0.23%
Alliance One International, Inc. *	362,900	1,477,003

Transportation - 2.64%
Kirby Corp. *	245,900	11,429,432
UTI Worldwide, Inc.	277,400	5,437,040

		16,866,472

Trucking & Freight - 2.06%
Landstar Systems, Inc.	312,200	13,159,230

TOTAL COMMON STOCKS (Cost $478,050,841)		$617,479,203

SHORT TERM INVESTMENTS - 9.42%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$41,562,420	$41,562,420
T. Rowe Price Reserve Investment Fund (c)	18,604,752	18,604,752

TOTAL SHORT TERM INVESTMENTS
(Cost $60,167,172)		$60,167,172

REPURCHASE AGREEMENTS - 0.31%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$2,000,400 on 01/02/2008,
collateralized by $2,000,000
Federal Home Loan Bank, 5.435%
due 12/20/2022 (valued at
$2,042,500, including interest)	$2,000,000	$2,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,000,000)		$2,000,000

Total Investments (Small Company Value Trust)
(Cost $540,218,013) - 106.37%		$679,646,375
Liabilities in Excess of Other Assets - (6.37)%		(40,702,513)

TOTAL NET ASSETS - 100.00%		$638,943,862

U.S. Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.03%

Advertising - 0.03%
Interpublic Group of Companies, Inc. *	30,300	$245,733

Aerospace - 0.35%
General Dynamics Corp.	2,000	177,980
Goodrich Corp.	10,000	706,100
Rockwell Collins, Inc.	4,500	323,865
United Technologies Corp.	20,000	1,530,800

		2,738,745

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Agriculture - 0.63%
Monsanto Company	44,100	$4,925,529

Aluminum - 0.16%
Alcoa, Inc.	35,100	1,282,905

Apparel & Textiles - 1.04%
Coach, Inc. *	88,700	2,712,446
Liz Claiborne, Inc.	27,800	565,730
Mohawk Industries, Inc. * (a)	3,000	223,200
NIKE, Inc., Class B	38,100	2,447,544
Polo Ralph Lauren Corp., Class A	5,400	333,666
VF Corp.	26,900	1,846,954

		8,129,540

Auto Parts - 0.50%
Autoliv, Inc.	8,400	442,764
AutoZone, Inc. *	11,400	1,366,974
BorgWarner, Inc.	1,600	77,456
Johnson Controls, Inc.	55,400	1,996,616

		3,883,810

Auto Services - 0.07%
AutoNation, Inc. *	34,800	544,968

Automobiles - 0.83%
Ford Motor Company *	193,300	1,300,909
General Motors Corp.	26,000	647,140
PACCAR, Inc.	83,550	4,551,804

		6,499,853

Banking - 1.04%
Bank of America Corp.	114,902	4,740,856
BB&T Corp.	15,800	484,586
Comerica, Inc.	12,700	552,831
Fifth Third Bancorp	2,500	62,825
First Horizon National Corp. (a)	5,900	107,085
Guaranty Financial Group, Inc. *	1,567	25,067
National City Corp.	71,700	1,180,182
U.S. Bancorp	30,600	971,244

		8,124,676

Biotechnology - 0.37%
Amgen, Inc. *	51,400	2,387,016
Biogen Idec, Inc. *	8,900	506,588

		2,893,604

Broadcasting - 0.23%
Discovery Holding Company *	23,300	585,762
Liberty Global, Inc., Class A *	11,600	454,604
Liberty Media Corp., Capital, Series A *	6,800	792,132

		1,832,498

Building Materials & Construction - 0.04%
Masco Corp.	16,100	347,921

Business Services - 0.97%
Affiliated Computer Services, Inc., Class A *	6,800	306,680
DST Systems, Inc. *	1,100	90,805
Fiserv, Inc. *	68,300	3,789,967

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Fluor Corp.	7,500	$1,092,900
Jacobs Engineering Group, Inc. *	10,300	984,783
Manpower, Inc.	4,600	261,740
Moody’s Corp.	4,400	157,080
NCR Corp. *	9,000	225,900
R.R. Donnelley & Sons Company	7,600	286,824
Total Systems Services, Inc. (a)	15,000	420,000

		7,616,679

Cable & Television - 0.08%
DIRECTV Group, Inc. *	16,300	376,856
Time Warner, Inc.	15,300	252,603

		629,459

Chemicals - 0.33%
Air Products & Chemicals, Inc.	4,900	483,287
Celanese Corp., Series A	12,900	545,928
Dow Chemical Company	20,200	796,284
Lubrizol Corp.	6,600	357,456
Praxair, Inc.	4,800	425,808

		2,608,763

Computers & Business Equipment - 8.19%
Apple, Inc. *	68,100	13,489,248
Cisco Systems, Inc. *	472,600	12,793,282
Cognizant Technology Solutions Corp.,
Class A *	11,600	393,704
Dell, Inc. *	453,400	11,112,834
EMC Corp. *	360,600	6,681,918
Hewlett-Packard Company	19,600	989,408
International Business Machines Corp.	165,200	17,858,120
Juniper Networks, Inc. *	8,800	292,160
Lexmark International, Inc. *	13,100	456,666

		64,067,340

Construction Materials - 0.15%
Martin Marietta Materials, Inc. (a)	3,500	464,100
Trane, Inc.	10,000	467,100
Vulcan Materials Company	3,000	237,270

		1,168,470

Containers & Glass - 0.16%
Ball Corp.	3,400	153,000
Owens-Illinois, Inc. *	17,800	881,100
Sealed Air Corp.	9,600	222,144

		1,256,244

Cosmetics & Toiletries - 1.97%
Avon Products, Inc.	11,700	462,501
Colgate-Palmolive Company	17,000	1,325,320
Estee Lauder Companies, Inc., Class A	6,400	279,104
Kimberly-Clark Corp.	51,800	3,591,812
Procter & Gamble Company	132,600	9,735,492

		15,394,229

Crude Petroleum & Natural Gas - 0.94%
Apache Corp.	14,500	1,559,330

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas
(continued)
Devon Energy Corp.	15,600	$1,386,996
Hess Corp.	3,600	363,096
Marathon Oil Corp.	8,400	511,224
Occidental Petroleum Corp.	40,300	3,102,697
Sunoco, Inc.	6,100	441,884

		7,365,227
Drugs & Health Care - 0.41%
Wyeth	72,000	3,181,680

Educational Services - 0.70%
Apollo Group, Inc., Class A *	63,900	4,482,585
ITT Educational Services, Inc. *	12,000	1,023,240

		5,505,825

Electrical Utilities - 1.21%
American Electric Power Company, Inc.	21,300	991,728
CenterPoint Energy, Inc. (a)	19,400	332,322
Constellation Energy Group, Inc.	12,600	1,291,878
Edison International	13,700	731,169
Entergy Corp.	13,800	1,649,376
FPL Group, Inc.	20,400	1,382,712
Mirant Corp. *	14,800	576,904
Northeast Utilities	6,900	216,039
PPL Corp.	4,200	218,778
Public Service Enterprise Group, Inc.	12,800	1,257,472
Reliant Energy, Inc. *	30,700	805,568

		9,453,946

Electronics - 0.27%
Arrow Electronics, Inc. *	7,700	302,456
Avnet, Inc. *	15,500	542,035
L-3 Communications Holdings, Inc.	11,600	1,228,904

		2,073,395

Energy - 0.33%
Duke Energy Corp.	47,700	962,109
McDermott International, Inc. *	14,300	844,129
NRG Energy, Inc. *	14,000	606,760
Sempra Energy	3,200	198,016

		2,611,014

Financial Services - 2.49%
Citigroup, Inc.	337,300	9,930,112
Eaton Vance Corp.	10,800	490,428
Federal National Mortgage Association	125,900	5,033,482
Franklin Resources, Inc.	13,300	1,521,919
Goldman Sachs Group, Inc.	5,700	1,225,785
Janus Capital Group, Inc.	5,500	180,675
Leucadia National Corp.	5,600	263,760
SEI Investments Company	12,700	408,559
Washington Mutual, Inc.	32,158	437,670

		19,492,390

Food & Beverages - 4.45%
Kraft Foods, Inc., Class A	51,359	1,675,844

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
PepsiCo, Inc.	135,800	$10,307,220
The Coca-Cola Company	361,400	22,179,118
Tyson Foods, Inc., Class A	39,100	599,403
William Wrigley Jr. Company	1,200	70,260

		34,831,845

Forest Products - 0.12%
Weyerhaeuser Company	12,900	951,246

Gas & Pipeline Utilities - 0.27%
Transocean, Inc. *	14,884	2,130,645

Healthcare Products - 5.61%
Baxter International, Inc.	19,900	1,155,195
Intuitive Surgical, Inc. *	3,400	1,103,300
Johnson & Johnson	325,300	21,697,510
Medtronic, Inc.	82,500	4,147,275
Patterson Companies, Inc. *	43,800	1,487,010
St. Jude Medical, Inc. *	15,100	613,664
Stryker Corp.	82,900	6,194,288
Zimmer Holdings, Inc. *	113,400	7,501,410

		43,899,652

Healthcare Services - 6.54%
Cardinal Health, Inc.	31,900	1,842,225
Cerner Corp. *	1,300	73,320
Coventry Health Care, Inc. *	29,900	1,771,575
Express Scripts, Inc. *	101,300	7,394,900
McKesson Corp.	49,600	3,249,296
Medco Health Solutions, Inc. *	27,500	2,788,500
Quest Diagnostics, Inc.	18,700	989,230
UnitedHealth Group, Inc.	499,200	29,053,440
WellPoint, Inc. *	45,300	3,974,169

		51,136,655

Holdings Companies/Conglomerates - 0.08%
General Electric Company	4,200	155,694
Textron, Inc.	6,500	463,450

		619,144

Homebuilders - 0.17%
Lennar Corp., Class A (a)	12,200	218,258
Standard Pacific Corp. (a)	271,300	908,855
Toll Brothers, Inc. *	11,400	228,684

		1,355,797

Hotels & Restaurants - 1.11%
Marriott International, Inc., Class A	10,200	348,636
McDonald’s Corp.	106,800	6,291,588
Starbucks Corp. *	63,500	1,299,845
Wynn Resorts, Ltd. * (a)	1,100	123,343
Yum! Brands, Inc.	17,100	654,417

		8,717,829

Household Products - 0.26%
Energizer Holdings, Inc. *	17,900	2,007,127

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery - 1.22%
Cameron International Corp. *	14,000	$673,820
Caterpillar, Inc.	27,100	1,966,376
Cummins, Inc.	6,200	789,694
Deere & Company	32,600	3,035,712
FMC Technologies, Inc. *	3,100	175,770
Ingersoll-Rand Company, Ltd., Class A	15,800	734,226
ITT Corp.	11,800	779,272
Pall Corp.	11,700	471,744
Parker-Hannifin Corp.	10,600	798,286
W.W. Grainger, Inc.	1,100	96,272

		9,521,172

Industrials - 0.01%
Fastenal Company	1,900	76,798

Insurance - 3.28%
ACE, Ltd.	11,000	679,580
Aetna, Inc.	34,400	1,985,912
AFLAC, Inc.	17,900	1,121,077
Allstate Corp.	79,600	4,157,508
Ambac Financial Group, Inc. (a)	14,500	373,665
American International Group, Inc.	83,400	4,862,220
Aon Corp.	11,700	557,973
Brown & Brown, Inc.	18,100	425,350
Chubb Corp.	10,400	567,632
CIGNA Corp.	33,100	1,778,463
CNA Financial Corp.	9,200	310,224
First American Corp.	11,400	388,968
Hartford Financial Services Group, Inc.	5,100	444,669
Markel Corp. *	1,000	491,100
MBIA, Inc. (a)	5,500	102,465
MetLife, Inc.	5,100	314,262
Old Republic International Corp.	12,100	186,461
PMI Group, Inc.	10,900	144,752
Progressive Corp. *	47,000	900,520
Prudential Financial, Inc.	15,900	1,479,336
SAFECO Corp.	4,100	228,288
The Travelers Companies, Inc.	44,100	2,372,580
Torchmark Corp.	11,300	683,989
UnumProvident Corp.	38,700	920,673
W.R. Berkley Corp.	5,350	159,483

		25,637,150

International Oil - 10.50%
Anadarko Petroleum Corp.	15,300	1,005,057
Chevron Corp.	300,000	27,999,000
ConocoPhillips	91,270	8,059,141
Exxon Mobil Corp.	460,000	43,097,401
Murphy Oil Corp.	1,000	84,840
Noble Corp.	7,400	418,174
Weatherford International, Ltd. *	22,000	1,509,200

		82,172,813

Internet Content - 0.84%
Google, Inc., Class A *	9,500	6,569,060

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Retail - 1.81%
Amazon.com, Inc. *	55,500	$5,141,520
eBay, Inc. *	229,700	7,623,743
Expedia, Inc. *	32,800	1,037,136
IAC/InterActiveCorp. *	13,200	355,344

		14,157,743

Internet Software - 0.17%
McAfee, Inc. *	17,700	663,750
VeriSign, Inc. *	18,300	688,263

		1,352,013

Leisure Time - 0.24%
Carnival Corp.	18,200	809,718
MGM MIRAGE *	12,300	1,033,446

		1,843,164

Life Sciences - 0.04%
Waters Corp. *	3,900	308,373

Liquor - 0.33%
Anheuser-Busch Companies, Inc.	49,300	2,580,362

Manufacturing - 2.52%
3M Company	97,900	8,254,928
Danaher Corp.	43,100	3,781,594
Eaton Corp.	5,200	504,140
Harley-Davidson, Inc.	55,600	2,597,076
Honeywell International, Inc.	61,100	3,761,927
Illinois Tool Works, Inc.	7,000	374,780
SPX Corp.	3,500	359,975
Tyco International, Ltd.	1,900	75,335

		19,709,755

Metal & Metal Products - 0.33%
Precision Castparts Corp.	18,400	2,552,080

Office Furnishings & Supplies - 0.04%
Office Depot, Inc. *	23,200	322,712

Paper - 0.01%
Temple-Inland, Inc.	4,700	97,995

Petroleum Services - 1.83%
Baker Hughes, Inc.	900	72,990
Diamond Offshore Drilling, Inc.	5,300	752,600
Halliburton Company	12,800	485,248
Schlumberger, Ltd.	87,100	8,568,027
Smith International, Inc.	13,800	1,019,130
Valero Energy Corp.	49,100	3,438,473

		14,336,468

Pharmaceuticals - 9.66%
Abbott Laboratories	92,700	5,205,105
AmerisourceBergen Corp.	35,200	1,579,424
Bristol-Myers Squibb Company	21,900	580,788
Celgene Corp. *	2,700	124,767
Eli Lilly & Company	60,200	3,214,078
Forest Laboratories, Inc. *	96,800	3,528,360
Gilead Sciences, Inc. *	5,600	257,656

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
King Pharmaceuticals, Inc. *	35,500	$363,520
Merck & Company, Inc.	483,000	28,067,130
Pfizer, Inc.	1,282,800	29,158,044
Schering-Plough Corp.	131,300	3,497,832

		75,576,704

Publishing - 0.25%
Gannett Company, Inc.	43,100	1,680,900
McGraw-Hill Companies, Inc.	6,000	262,860

		1,943,760

Railroads & Equipment - 0.11%
CSX Corp.	7,500	329,850
Union Pacific Corp.	4,400	552,728

		882,578

Real Estate - 0.01%
Forestar Real Estate Group, Inc. *	1,567	36,958

Retail Grocery - 0.61%
Safeway, Inc.	46,400	1,587,344
SUPERVALU, Inc.	33,933	1,273,166
The Kroger Company	71,400	1,907,094

		4,767,604
Retail Trade - 9.23%
Abercrombie & Fitch Company, Class A	16,300	1,303,511
Advance Auto Parts, Inc.	2,200	83,578
American Eagle Outfitters, Inc.	22,950	476,672
Bed Bath & Beyond, Inc. *	50,500	1,484,195
Best Buy Company, Inc.	5,600	294,840
CarMax, Inc. * (a)	21,600	426,600
CVS Caremark Corp.	1,900	75,525
Family Dollar Stores, Inc.	21,800	419,214
GameStop Corp., Class A *	4,900	304,339
Home Depot, Inc.	630,600	16,988,364
Kohl’s Corp. *	44,800	2,051,840
Lowe’s Companies, Inc.	363,000	8,211,060
Nordstrom, Inc.	18,400	675,832
RadioShack Corp. (a)	16,500	278,190
Ross Stores, Inc.	9,800	250,586
Staples, Inc.	56,700	1,308,069
Target Corp.	75,800	3,790,000
The TJX Companies, Inc.	6,300	180,999
Tiffany & Company	18,100	833,143
Walgreen Company	89,500	3,408,160
Wal-Mart Stores, Inc.	618,600	29,402,058

		72,246,775

Semiconductors - 0.52%
Analog Devices, Inc.	6,700	212,390
Intel Corp.	99,600	2,655,336
KLA-Tencor Corp.	12,900	621,264
Texas Instruments, Inc.	5,700	190,380
Xilinx, Inc.	18,900	413,343

		4,092,713

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software - 4.98%
Activision, Inc. *	3,500	$103,950
Adobe Systems, Inc. *	10,600	452,938
Autodesk, Inc. *	3,700	184,112
BMC Software, Inc. *	10,300	367,092
CA, Inc.	15,300	381,735
Citrix Systems, Inc. *	5,100	193,851
Intuit, Inc. *	11,400	360,354
Microsoft Corp.	854,900	30,434,440
Oracle Corp. *	288,300	6,509,814

		38,988,286

Telecommunications Equipment &
Services - 3.81%
Corning, Inc.	36,000	863,640
QUALCOMM, Inc.	325,200	12,796,620
Verizon Communications, Inc.	369,100	16,125,979

		29,786,239

Telephone - 1.18%
AT&T, Inc.	222,022	9,227,234

Tires & Rubber - 0.10%
Goodyear Tire & Rubber Company *	27,000	761,940

Tobacco - 1.83%
Altria Group, Inc.	179,900	13,596,842
UST, Inc.	12,600	690,480

		14,287,322

Toys, Amusements & Sporting Goods - 0.17%
Hasbro, Inc.	24,600	629,268
Mattel, Inc.	37,000	704,480

		1,333,748

Transportation - 0.05%
C.H. Robinson Worldwide, Inc.	7,300	395,076

Trucking & Freight - 0.25%
FedEx Corp.	7,500	668,775
United Parcel Service, Inc., Class B	18,500	1,308,320

		1,977,095

TOTAL COMMON STOCKS (Cost $753,030,781)		$767,066,073

SHORT TERM INVESTMENTS - 0.47%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$3,667,846	$3,667,846

TOTAL SHORT TERM INVESTMENTS
(Cost $3,667,846)		$3,667,846

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.84%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$14,407,881 on 01/02/2008,
collateralized by $13,720,000
Federal Home Loan Mortgage
Corp., 5.25% due 07/18/2011
(valued at $14,697,550, including
interest)	$14,405,000	$14,405,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,405,000)		$14,405,000

Total Investments (U.S. Core Trust)
(Cost $771,103,627) - 100.34%		$785,138,919
Liabilities in Excess of Other Assets - (0.34)%		(2,651,554)

TOTAL NET ASSETS - 100.00%		$782,487,365

U.S. Global Leaders Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.39%

Biotechnology - 5.00%
Genzyme Corp. *	284,773	$21,198,502

Business Services - 4.98%
Automatic Data Processing, Inc.	474,352	21,122,895

Cosmetics & Toiletries - 7.94%
Colgate-Palmolive Company	105,733	8,242,945
Procter & Gamble Company	346,163	25,415,287

		33,658,232

Financial Services - 4.21%
State Street Corp.	219,636	17,834,443

Food & Beverages - 10.75%
PepsiCo, Inc.	217,700	16,523,430
Sysco Corp.	405,247	12,647,759
The Coca-Cola Company	267,275	16,402,667

		45,573,856

Healthcare Products - 10.09%
Johnson & Johnson	252,296	16,828,143
Medtronic, Inc.	345,208	17,353,606
Stryker Corp.	114,800	8,577,856

		42,759,605

Holdings Companies/Conglomerates - 6.06%
General Electric Company	692,601	25,674,719

Hotels & Restaurants - 3.88%
Starbucks Corp. *	802,588	16,428,976

Insurance - 2.11%
American International Group, Inc.	153,256	8,934,825

Internet Retail - 2.04%
eBay, Inc. *	260,743	8,654,060

U.S. Global Leaders Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Leisure Time - 3.03%
Electronic Arts, Inc. *	220,214	$12,862,700

Pharmaceuticals - 4.18%
Teva Pharmaceutical Industries, Ltd., SADR	381,627	17,738,023

Retail Grocery - 3.03%
Whole Foods Market, Inc. (a)	315,200	12,860,160

Retail Trade - 14.25%
Lowe’s Companies, Inc.	750,600	16,978,572
Staples, Inc.	1,129,969	26,068,386
Target Corp.	81,000	4,050,000
Walgreen Company	349,600	13,312,768

		60,409,726

Sanitary Services - 2.00%
Ecolab, Inc.	165,900	8,495,739

Software - 8.08%
Microsoft Corp.	603,704	21,491,862
SAP AG, SADR (a)	250,200	12,772,710

		34,264,572

Telecommunications Equipment &
Services - 4.02%
QUALCOMM, Inc.	433,100	17,042,485

Trucking & Freight - 3.74%
FedEx Corp.	177,800	15,854,426

TOTAL COMMON STOCKS (Cost $401,184,606)		$421,367,944

SHORT TERM INVESTMENTS - 5.83%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$24,710,922	$24,710,922

TOTAL SHORT TERM INVESTMENTS
(Cost $24,710,922)		$24,710,922

REPURCHASE AGREEMENTS - 0.53%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$2,231,446 on 01/02/2008,
collateralized by $2,305,000
Federal Home Loan Mortgage
Corp., 4.665% due 05/28/2018
(valued at $2,279,069, including
interest)	$2,231,000	$2,231,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,231,000)		$2,231,000

Total Investments (U.S. Global Leaders Growth Trust)
(Cost $428,126,528) - 105.75%		$448,309,866
Liabilities in Excess of Other Assets - (5.75)%		(24,368,526)

TOTAL NET ASSETS - 100.00%		$423,941,340

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Large Cap Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.26%

Advertising - 0.34%
Monster Worldwide, Inc. *	41,000	$1,328,400
Omnicom Group, Inc.	39,400	1,872,682

		3,201,082

Aerospace - 1.70%
Boeing Company	82,600	7,224,196
United Technologies Corp.	118,000	9,031,720

		16,255,916

Agriculture - 0.40%
Monsanto Company	34,500	3,853,305

Air Travel - 0.20%
Southwest Airlines Company	158,000	1,927,600

Apparel & Textiles - 0.61%
Coach, Inc. *	38,900	1,189,562
Hanesbrands, Inc. *	170,649	4,636,533

		5,826,095

Auto Parts - 0.31%
Johnson Controls, Inc.	82,400	2,969,696

Automobiles - 0.76%
Ford Motor Company *	728,700	4,904,151
General Motors Corp.	95,700	2,381,973

		7,286,124

Banking - 2.99%
Fifth Third Bancorp	110,800	2,784,404
Hudson City Bancorp, Inc.	405,100	6,084,602
SunTrust Banks, Inc.	49,500	3,093,255
Wachovia Corp.	434,600	16,527,838

		28,490,099

Biotechnology - 2.28%
Genentech, Inc. *	269,200	18,055,244
Millennium Pharmaceuticals, Inc. *	242,800	3,637,144

		21,692,388

Broadcasting - 0.43%
CBS Corp., Class B	149,000	4,060,250

Business Services - 2.01%
Affiliated Computer Services, Inc., Class A *	49,900	2,250,490
Fluor Corp.	81,000	11,803,320
Moody’s Corp.	65,900	2,352,630
Paychex, Inc.	75,100	2,720,122

		19,126,562
Cable & Television - 1.64%
Comcast Corp., Class A *	111,900	2,043,294
Time Warner Cable, Inc. *	83,000	2,290,800
Time Warner Telecom, Inc., Class A *	319,600	6,484,684
Time Warner, Inc.	138,700	2,289,937
Viacom, Inc., Class B *	56,850	2,496,852

		15,605,567
Chemicals - 1.30%
Potash Corp. of Saskatchewan, Inc.	86,100	12,394,956

U.S. Large Cap Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Coal - 0.62%
Arch Coal, Inc.	58,500	$2,628,405
Peabody Energy Corp.	53,500	3,297,740

		5,926,145
Computers & Business Equipment - 4.85%
Brocade Communications Systems, Inc. *	437,200	3,209,048
Cisco Systems, Inc. *	538,500	14,577,195
Cognizant Technology Solutions Corp.,
Class A *	44,400	1,506,936
Dell, Inc. *	163,000	3,995,130
Hewlett-Packard Company	73,200	3,695,136
Network Appliance, Inc. *	40,500	1,010,880
SanDisk Corp. *	323,200	10,720,544
Seagate Technology	185,400	4,727,700
Sun Microsystems, Inc. *	155,600	2,821,028

		46,263,597

Cosmetics & Toiletries - 0.21%
Estee Lauder Companies, Inc., Class A	46,300	2,019,143

Crude Petroleum & Natural Gas - 0.20%
EOG Resources, Inc.	21,800	1,945,650

Drugs & Health Care - 1.04%
ImClone Systems, Inc. *	170,600	7,335,800
Wyeth	59,400	2,624,886

		9,960,686

Electrical Equipment - 0.72%
Cooper Industries, Ltd., Class A	57,400	3,035,312
Emerson Electric Company	66,800	3,784,888

		6,820,200

Electrical Utilities - 1.35%
AES Corp. *	93,000	1,989,270
CMS Energy Corp.	143,000	2,485,340
Edison International	104,600	5,582,502
Pinnacle West Capital Corp.	66,500	2,820,265

		12,877,377

Electronics - 1.18%
Agilent Technologies, Inc. *	76,300	2,803,262
Flextronics International, Ltd. *	246,500	2,972,790
Jabil Circuit, Inc.	360,700	5,507,889

		11,283,941

Financial Services - 8.59%
American Capital Strategies, Ltd. (a)	79,300	2,613,728
AmeriCredit Corp. * (a)	94,400	1,207,376
Capital One Financial Corp.	62,900	2,972,654
Federal Home Loan Mortgage Corp.	156,000	5,314,920
Federal National Mortgage Association	157,700	6,304,846
Goldman Sachs Group, Inc.	66,000	14,193,300
IndyMac Bancorp, Inc. (a)	195,400	1,162,630
JP Morgan Chase & Company	455,692	19,890,956
Lehman Brothers Holdings, Inc.	107,700	7,047,888
SLM Corp.	379,422	7,641,559
Washington Mutual, Inc.	473,900	6,449,779

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Wells Fargo & Company	235,500	$7,109,745

		81,909,381

Food & Beverages - 4.53%
Campbell Soup Company	73,000	2,608,290
General Mills, Inc.	27,500	1,567,500
Kraft Foods, Inc., Class A	283,904	9,263,788
PepsiCo, Inc.	167,400	12,705,660
Sara Lee Corp.	419,400	6,735,564
The Coca-Cola Company	96,100	5,897,657
Unilever NV	120,500	4,393,430

		43,171,889

Furniture & Fixtures - 0.11%
Leggett & Platt, Inc.	60,500	1,055,120

Gold - 1.22%
Barrick Gold Corp. (a)	276,500	11,626,825

Healthcare Products - 2.24%
Baxter International, Inc.	232,000	13,467,600
Medtronic, Inc.	156,400	7,862,228

		21,329,828

Healthcare Services - 3.07%
Cerner Corp. *	41,100	2,318,040
DaVita, Inc. *	104,250	5,874,487
UnitedHealth Group, Inc.	362,200	21,080,040

		29,272,567

Holdings Companies/Conglomerates - 3.12%
Berkshire Hathaway, Inc., Class A *	56	7,929,600
General Electric Company	588,100	21,800,867

		29,730,467

Homebuilders - 0.10%
Lennar Corp., Class A	53,200	951,748

Hotels & Restaurants - 0.72%
McDonald’s Corp.	56,000	3,298,960
Starbucks Corp. *	93,600	1,915,992
Starwood Hotels & Resorts Worldwide, Inc.	37,500	1,651,125

		6,866,077

Household Products - 0.41%
Energizer Holdings, Inc. *	24,200	2,713,546
Jarden Corp. *	50,000	1,180,500

		3,894,046

Insurance - 3.55%
AFLAC, Inc.	47,900	2,999,977
Ambac Financial Group, Inc. (a)	152,500	3,929,925
American International Group, Inc.	215,387	12,557,062
Marsh & McLennan Companies, Inc.	212,400	5,622,228
MBIA, Inc. (a)	190,800	3,554,604
Progressive Corp. *	114,200	2,188,072
XL Capital, Ltd., Class A	59,700	3,003,507

		33,855,375

U.S. Large Cap Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
International Oil - 4.58%
Anadarko Petroleum Corp.	43,000	$2,824,670
Chevron Corp.	44,248	4,129,666
ConocoPhillips	54,200	4,785,860
Exxon Mobil Corp.	80,100	7,504,569
Royal Dutch Shell PLC, ADR, Class B	26,342	2,186,386
Royal Dutch Shell PLC, ADR	183,500	15,450,700
Weatherford International, Ltd. *	99,500	6,825,700

		43,707,551

Internet Content - 3.71%
Google, Inc., Class A *	40,600	28,074,089
Yahoo!, Inc. *	313,800	7,298,988

		35,373,077

Internet Retail - 1.27%
eBay, Inc. *	365,600	12,134,264

Investment Companies - 0.87%
SPDR Trust Series 1	57,000	8,333,970

Leisure Time - 1.73%
Carnival Corp.	30,600	1,361,394
Las Vegas Sands Corp. *	57,000	5,873,850
Walt Disney Company	286,200	9,238,536

		16,473,780

Liquor - 0.18%
Anheuser-Busch Companies, Inc.	33,600	1,758,624

Manufacturing - 1.97%
Danaher Corp.	74,600	6,545,404
Illinois Tool Works, Inc.	150,200	8,041,708
Siemens AG, SADR	17,100	2,690,856
Tyco International, Ltd.	37,000	1,467,050

		18,745,018

Mining - 0.81%
Cleveland-Cliffs, Inc.	16,500	1,663,200
Freeport-McMoRan Copper & Gold, Inc.,
Class B	27,800	2,847,832
Newmont Mining Corp.	65,300	3,188,599

		7,699,631

Petroleum Services - 2.70%
Baker Hughes, Inc.	63,000	5,109,300
BJ Services Company	229,300	5,562,818
Schlumberger, Ltd.	153,100	15,060,447

		25,732,565

Pharmaceuticals - 6.34%
Abbott Laboratories	73,300	4,115,795
Allergan, Inc.	116,200	7,464,688
AstraZeneca PLC, SADR	256,300	10,974,766
Bristol-Myers Squibb Company	182,700	4,845,204
Forest Laboratories, Inc. *	276,200	10,067,490
Pfizer, Inc.	260,500	5,921,165
Sanofi-Aventis, ADR	172,700	7,863,031
Sepracor, Inc. *	140,500	3,688,125

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Teva Pharmaceutical Industries, Ltd., SADR	118,100	$5,489,288

		60,429,552
Publishing - 0.26%
Gannett Company, Inc.	64,000	2,496,000

Real Estate - 0.16%
Douglas Emmett, Inc., REIT	54,500	1,232,245
Host Hotels & Resorts, Inc., REIT	17,508	298,336

		1,530,581
Retail Trade - 5.78%
Best Buy Company, Inc.	214,300	11,282,895
Costco Wholesale Corp.	44,600	3,111,296
Home Depot, Inc.	126,500	3,407,910
Lowe’s Companies, Inc.	527,500	11,932,050
Nordstrom, Inc.	61,100	2,244,203
Target Corp.	353,600	17,680,000
Urban Outfitters, Inc. *	126,500	3,448,390
Walgreen Company	52,500	1,999,200

		55,105,944
Semiconductors - 4.69%
Altera Corp.	293,700	5,674,284
Applied Materials, Inc.	647,100	11,492,496
Intel Corp.	196,400	5,236,024
KLA-Tencor Corp.	228,800	11,019,008
Lam Research Corp. *	47,400	2,049,102
Micron Technology, Inc. *	793,000	5,749,250
Qimonda AG, SADR *	197,900	1,414,985
Silicon Laboratories, Inc. *	14,100	527,763
Xilinx, Inc.	71,400	1,561,518

		44,724,430
Software - 2.32%
Microsoft Corp.	399,191	14,211,200
Oracle Corp. *	144,900	3,271,842
SAP AG, SADR (a)	43,300	2,210,465
VeriFone Holdings, Inc. *	106,200	2,469,150

		22,162,657
Steel - 0.12%
Allegheny Technologies, Inc.	13,700	1,183,680

Telecommunications Equipment &
Services - 2.76%
American Tower Corp., Class A *	86,000	3,663,600
Ciena Corp. *	43,700	1,490,607
Corning, Inc.	88,900	2,132,711
Level 3 Communications, Inc. * (a)	768,700	2,336,848
Polycom, Inc. *	80,700	2,241,846
QUALCOMM, Inc.	283,800	11,167,530
Verizon Communications, Inc.	74,700	3,263,643

		26,296,785
Telephone - 1.02%
AT&T, Inc.	233,400	9,700,104

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Tobacco - 1.25%
Altria Group, Inc.	157,900	$11,934,082

Trucking & Freight - 1.94%
FedEx Corp.	41,400	3,691,638
United Parcel Service, Inc., Class B	209,400	14,808,768

		18,500,406

TOTAL COMMON STOCKS (Cost $904,575,898)		$927,472,403

PREFERRED STOCKS - 0.66%

Banking - 0.38%
Washington Mutual, Inc., Series R	4,100	3,628,500

Financial Services - 0.06%
SLM Corp., Series C *	550	567,776

Pharmaceuticals - 0.22%
Schering-Plough Corp.	8,600	2,088,166

TOTAL PREFERRED STOCKS (Cost $6,751,181)		$6,284,442

CONVERTIBLE BONDS - 0.24%

Automobiles - 0.24%
Ford Motor Company 4.25% due 12/15/2036	2,282,000	2,253,703

TOTAL CONVERTIBLE BONDS (Cost $2,296,183)		$2,253,703

SHORT TERM INVESTMENTS - 3.08%
John Hancock Cash Investment Trust, 5.1013% (c)(f)	$29,393,509	$29,393,509

TOTAL SHORT TERM INVESTMENTS (Cost $29,393,509)		$29,393,509

REPURCHASE AGREEMENTS - 1.97%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$18,750,749 on 01/02/2008,
collateralized by $18,865,000
Federal National Mortgage
Association, 5.30% due
04/16/2010 (valued at
$19,124,394, including interest)	$18,747,000	$18,747,000

TOTAL REPURCHASE AGREEMENTS (Cost $18,747,000)		$18,747,000

Total Investments (U.S. Large Cap Trust) (Cost $961,763,771) - 103.21%		$984,151,057
Liabilities in Excess of Other Assets - (3.21)%		(30,585,236)

TOTAL NET ASSETS - 100.00%		$953,565,821

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.56%

Aerospace - 0.70%
Boeing Company	22,900	$2,002,834
General Dynamics Corp.	7,000	622,930
Goodrich Corp.	5,000	353,050
Lockheed Martin Corp.	35,900	3,778,834
Northrop Grumman Corp.	37,100	2,917,544
United Technologies Corp.	28,900	2,212,006

		11,887,198
Agriculture - 0.62%
Monsanto Company	94,500	10,554,705

Air Freight - 0.00%
ExpressJet Holdings, Inc. *	30,300	75,144

Air Travel - 0.01%
Pinnacle Airline Corp. *	9,200	140,300

Aluminum - 0.09%
Alcoa, Inc.	42,100	1,538,755

Apparel & Textiles - 1.31%
Coach, Inc. *	173,100	5,293,398
Liz Claiborne, Inc.	63,700	1,296,295
Mohawk Industries, Inc. * (a)	14,800	1,101,120
NIKE, Inc., Class B	148,400	9,533,216
Polo Ralph Lauren Corp., Class A	9,700	599,363
VF Corp.	61,700	4,236,322
Wolverine World Wide, Inc.	11,500	281,980

		22,341,694
Auto Parts - 0.60%
Autoliv, Inc.	8,000	421,680
AutoZone, Inc. *	46,800	5,611,788
BorgWarner, Inc.	13,200	639,012
Genuine Parts Company	33,600	1,555,680
Johnson Controls, Inc.	50,100	1,805,604
Superior Industries International, Inc.	7,900	143,543
TRW Automotive Holdings Corp. *	5,800	121,220

		10,298,527
Auto Services - 0.05%
AutoNation, Inc. *	49,700	778,302

Automobiles - 0.75%
General Motors Corp.	62,600	1,558,114
PACCAR, Inc.	204,225	11,126,178

		12,684,292
Banking - 0.55%
Anchor BanCorp Wisconsin, Inc.	5,500	129,360
Bank of America Corp.	152,200	6,279,772
City Bank, Lynnwood, WA (a)	1,500	33,630
Comerica, Inc.	7,800	339,534
First BanCorp Puerto Rico (a)	16,600	121,014
Guaranty Financial Group, Inc. *	2,467	39,466
Imperial Capital Bancorp, Inc.	2,400	43,920
National City Corp.	57,000	938,220

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
U.S. Bancorp	47,500	$1,507,650

		9,432,566
Biotechnology - 0.25%
Amgen, Inc. *	90,400	4,198,176

Broadcasting - 0.03%
Cox Radio, Inc., Class A *	11,200	136,080
Liberty Media Corp., Capital, Series A *	1,300	151,437
News Corp., Class A	7,500	153,675

		441,192
Building Materials & Construction - 0.01%
RPM International, Inc.	4,500	91,350

Business Services - 0.62%
ABM Industries, Inc.	3,300	67,287
Affiliated Computer Services, Inc., Class A *	29,100	1,312,410
Deluxe Corp.	2,900	95,381
Dun & Bradstreet Corp.	1,500	132,945
FactSet Research Systems, Inc.	2,600	144,820
Fiserv, Inc. *	98,500	5,465,765
Manpower, Inc.	25,800	1,468,020
NCR Corp. *	11,500	288,650
Pre-Paid Legal Services, Inc. * (a)	3,400	188,190
R.R. Donnelley & Sons Company	16,900	637,806
Resources Connection, Inc. *	4,200	76,272
Total Systems Services, Inc. (a)	23,400	655,200

		10,532,746
Cable & Television - 0.38%
Comcast Corp., Class A *	98,300	1,794,958
DIRECTV Group, Inc. *	26,200	605,744
Time Warner, Inc.	241,300	3,983,863

		6,384,565
Cellular Communications - 0.01%
Telephone & Data Systems, Inc.	2,100	131,460

Chemicals - 0.58%
Dow Chemical Company	81,400	3,208,788
E.I. Du Pont de Nemours & Company	59,500	2,623,355
Eastman Chemical Company	13,500	824,715
Lubrizol Corp.	13,300	720,328
PPG Industries, Inc.	29,400	2,064,762
Sensient Technologies Corp.	16,300	460,964

		9,902,912
Computers & Business Equipment - 9.59%
Apple, Inc. *	163,100	32,306,848
Cisco Systems, Inc. *	829,000	22,441,030
Cognizant Technology Solutions Corp., Class A *	10,100	342,794
Dell, Inc. *	1,695,700	41,561,607
EMC Corp. *	667,900	12,376,187
Hewlett-Packard Company	89,200	4,502,816
Ingram Micro, Inc., Class A *	6,900	124,476
International Business Machines Corp.	436,600	47,196,460

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Juniper Networks, Inc. *	21,900	$727,080
Lexmark International, Inc. *	44,900	1,565,214
Tech Data Corp. *	700	26,404

		163,170,916
Construction Materials - 0.21%
Comfort Systems USA, Inc.	7,700	98,406
Martin Marietta Materials, Inc. (a)	1,900	251,940
Sherwin-Williams Company	6,900	400,476
Trane, Inc.	62,200	2,905,362

		3,656,184
Containers & Glass - 0.13%
Ball Corp.	13,300	598,500
Greif, Inc., Class A	900	58,833
Owens-Illinois, Inc. *	22,900	1,133,550
Sealed Air Corp.	21,100	488,254

		2,279,137
Cosmetics & Toiletries - 2.18%
Avon Products, Inc.	52,500	2,075,325
Colgate-Palmolive Company	6,500	506,740
Estee Lauder Companies, Inc., Class A	53,000	2,311,330
International Flavors & Fragrances, Inc.	10,600	510,178
Kimberly-Clark Corp.	158,800	11,011,192
Procter & Gamble Company	282,900	20,770,518

		37,185,283
Crude Petroleum & Natural Gas - 0.69%
Apache Corp.	18,700	2,010,998
Devon Energy Corp.	6,800	604,588
Hess Corp.	2,500	252,150
Marathon Oil Corp.	38,100	2,318,766
Occidental Petroleum Corp.	51,700	3,980,383
Sunoco, Inc.	25,500	1,847,220
XTO Energy, Inc.	14,125	725,460

		11,739,565
Drugs & Health Care - 0.44%
Molina Healthcare, Inc. *	2,800	108,360
Wyeth	167,600	7,406,244

		7,514,604
Educational Services - 0.33%
Apollo Group, Inc., Class A *	38,700	2,714,805
ITT Educational Services, Inc. *	34,600	2,950,342

		5,665,147
Electrical Equipment - 0.34%
Emerson Electric Company	74,000	4,192,840
FLIR Systems, Inc. *	52,800	1,652,640

		5,845,480
Electrical Utilities - 0.71%
American Electric Power Company, Inc.	55,600	2,588,736
CenterPoint Energy, Inc.	25,500	436,815
Constellation Energy Group, Inc.	7,000	717,710

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
Edison International	21,900	$1,168,803
Entergy Corp.	43,700	5,223,024
PPL Corp.	16,500	859,485
Public Service Enterprise Group, Inc.	3,500	343,840
Xcel Energy, Inc.	36,800	830,576

		12,168,989
Electronics - 0.15%
Arrow Electronics, Inc. *	13,700	538,136
Avnet, Inc. *	26,700	933,699
II-VI, Inc. *	5,100	155,805
L-3 Communications Holdings, Inc.	8,000	847,520
Teleflex, Inc.	600	37,806

		2,512,966
Energy - 0.02%
Sempra Energy	5,300	327,964

Financial Services - 2.34%
Citigroup, Inc.	484,200	14,254,848
Eaton Vance Corp.	11,400	517,674
Federal Home Loan Mortgage Corp.	12,600	429,282
Federal National Mortgage Association	341,500	13,653,170
Franklin Resources, Inc.	13,600	1,556,248
Goldman Sachs Group, Inc.	22,800	4,903,140
Knight Capital Group, Inc. *	700	10,080
Morgan Stanley	51,400	2,729,854
SEI Investments Company	29,200	939,364
State Street Corp.	7,084	575,221
Student Loan Corp.	1,100	121,000
World Acceptance Corp. *	5,300	142,994

		39,832,875
Food & Beverages - 3.87%
Campbell Soup Company	6,000	214,380
General Mills, Inc.	8,600	490,200
H.J. Heinz Company	7,500	350,100
Hormel Foods Corp.	14,400	582,912
J.M. Smucker Company	1,500	77,160
Kraft Foods, Inc., Class A	191,076	6,234,810
PepsiCo, Inc.	187,400	14,223,660
Performance Food Group Company *	10,100	271,387
Sysco Corp.	5,000	156,050
The Coca-Cola Company	664,000	40,749,680
Tyson Foods, Inc., Class A	162,700	2,494,191

		65,844,530
Forest Products - 0.11%
Weyerhaeuser Company	26,100	1,924,614

Furniture & Fixtures - 0.05%
American Woodmark Corp. (a)	21,800	396,324
Furniture Brands International, Inc. (a)	9,800	98,588
Hooker Furniture Corp.	7,400	148,740
La-Z-Boy, Inc. (a)	19,400	153,842

		797,494

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products - 4.19%
Baxter International, Inc.	85,500	$4,963,275
CONMED Corp. *	5,300	122,483
Johnson & Johnson	677,500	45,189,250
Kinetic Concepts, Inc. *	2,900	155,324
Medtronic, Inc.	64,400	3,237,388
Respironics, Inc. *	300	19,644
St. Jude Medical, Inc. *	3,300	134,112
Stryker Corp.	127,900	9,556,688
Zimmer Holdings, Inc. *	120,100	7,944,615

		71,322,779
Healthcare Services - 4.99%
Cardinal Health, Inc.	76,000	4,389,000
Coventry Health Care, Inc. *	14,700	870,975
Express Scripts, Inc. *	231,000	16,863,000
Health Net, Inc. *	19,400	937,020
Kindred Healthcare, Inc. *	4,600	114,908
McKesson Corp.	201,800	13,219,918
Medco Health Solutions, Inc. *	18,100	1,835,340
Pediatrix Medical Group, Inc. *	1,000	68,150
Quest Diagnostics, Inc.	37,800	1,999,620
UnitedHealth Group, Inc.	765,600	44,557,920

		84,855,851
Homebuilders - 0.09%
D.R. Horton, Inc.	51,500	678,255
M/I Homes, Inc. (a)	29,400	308,700
Toll Brothers, Inc. *	27,000	541,620

		1,528,575
Hotels & Restaurants - 1.51%
Brinker International, Inc.	17,950	351,102
CEC Entertainment, Inc. *	2,300	59,708
Jack in the Box, Inc. *	800	20,616
Marriott International, Inc., Class A	58,800	2,009,784
McDonald’s Corp.	318,500	18,762,835
Papa John’s International, Inc. *	5,400	122,580
Yum! Brands, Inc.	115,100	4,404,877

		25,731,502
Household Products - 0.22%
Blyth, Inc.	10,900	239,146
Clorox Company	2,600	169,442
Energizer Holdings, Inc. *	29,000	3,251,770
Select Comfort Corp. *	550	3,855

		3,664,213
Industrial Machinery - 1.04%
AGCO Corp. *	28,400	1,930,632
Cascade Corp.	1,700	78,982
Caterpillar, Inc.	72,400	5,253,344
Cummins, Inc.	10,300	1,311,911
Deere & Company	35,800	3,333,696
Ingersoll-Rand Company, Ltd., Class A	35,000	1,626,450
ITT Corp.	13,900	917,956

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery (continued)
Lincoln Electric Holdings, Inc.	1,100	$78,298
Middleby Corp. *	1,200	91,944
NACCO Industries, Inc., Class A	2,200	219,318
Pall Corp.	18,300	737,856
Tennant Company	800	35,432
W.W. Grainger, Inc.	24,500	2,144,240

		17,760,059
Insurance - 4.03%
Aetna, Inc.	62,500	3,608,125
AFLAC, Inc.	218,900	13,709,707
Allstate Corp.	249,700	13,041,831
American International Group, Inc.	32,500	1,894,750
Aon Corp.	31,300	1,492,697
Brown & Brown, Inc.	57,000	1,339,500
Chubb Corp.	20,800	1,135,264
CIGNA Corp.	86,000	4,620,780
CNA Financial Corp.	9,600	323,712
Commerce Group, Inc.	7,500	269,850
Erie Indemnity Company, Class A	5,800	300,962
First American Corp.	30,300	1,033,836
Harleysville Group, Inc.	3,500	123,830
Horace Mann Educators Corp.	8,100	153,414
Markel Corp. *	2,000	982,200
MetLife, Inc.	41,100	2,532,582
National Western Life Insurance Company, Class A	800	165,896
Odyssey Re Holdings Corp.	800	29,368
Old Republic International Corp.	33,425	515,079
Philadelphia Consolidated Holding Corp. *	100	3,935
Presidential Life Corp.	9,000	157,590
Progressive Corp. *	53,400	1,023,144
Protective Life Corp.	2,500	102,550
Prudential Financial, Inc.	49,800	4,633,392
Reinsurance Group of America, Inc.	1,500	78,720
SAFECO Corp.	25,500	1,419,840
Stancorp Financial Group, Inc.	9,100	458,458
Stewart Information Services Corp.	10,700	279,163
The Travelers Companies, Inc.	139,800	7,521,240
Torchmark Corp.	41,300	2,499,889
Transatlantic Holdings, Inc.	8,400	610,428
UnumProvident Corp.	104,100	2,476,539

		68,538,271
International Oil - 10.81%
Anadarko Petroleum Corp.	88,500	5,813,565
Chevron Corp.	570,400	53,235,432
ConocoPhillips	163,600	14,445,880
Exxon Mobil Corp.	1,180,000	110,554,200

		184,049,077
Internet Content - 0.39%
Google, Inc., Class A *	9,700	6,707,356

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Retail - 1.19%
Amazon.com, Inc. *	80,200	$7,429,728
eBay, Inc. *	361,000	11,981,590
Expedia, Inc. *	14,800	467,976
IAC/InterActiveCorp. *	16,600	446,872

		20,326,166
Internet Software - 0.11%
McAfee, Inc. *	19,800	742,500
VeriSign, Inc. *	31,500	1,184,715

		1,927,215
Leisure Time - 0.18%
Carnival Corp.	55,100	2,451,399
MGM MIRAGE *	8,100	680,562

		3,131,961
Life Sciences - 0.15%
Waters Corp. *	33,200	2,625,124

Liquor - 0.70%
Anheuser-Busch Companies, Inc.	228,200	11,943,988

Manufacturing - 2.94%
3M Company	148,800	12,546,816
Danaher Corp.	118,600	10,405,964
Eaton Corp.	16,100	1,560,895
Harley-Davidson, Inc.	140,200	6,548,742
Honeywell International, Inc.	156,400	9,629,548
Illinois Tool Works, Inc.	151,200	8,095,248
Mettler-Toledo International, Inc. *	1,400	159,320
SPX Corp.	5,100	524,535
Tyco International, Ltd.	13,975	554,109

		50,025,177
Metal & Metal Products - 0.17%
Lawson Products, Inc.	1,400	53,088
Mueller Industries, Inc.	3,800	110,162
Precision Castparts Corp.	13,900	1,927,930
Reliance Steel & Aluminum Company	8,000	433,600
Southern Copper Corp. (a)	3,900	410,007

		2,934,787
Mobile Homes - 0.04%
Thor Industries, Inc. (a)	16,700	634,767

Paper - 0.01%
Temple-Inland, Inc.	7,400	154,290

Petroleum Services - 1.23%
Schlumberger, Ltd.	183,900	18,090,243
Valero Energy Corp.	39,900	2,794,197

		20,884,440
Pharmaceuticals - 10.75%
Abbott Laboratories	191,200	10,735,880
AmerisourceBergen Corp.	99,200	4,451,104
Bristol-Myers Squibb Company	61,300	1,625,676
Eli Lilly & Company	97,900	5,226,881
Forest Laboratories, Inc. *	260,200	9,484,290

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
King Pharmaceuticals, Inc. *	76,000	$778,240
Merck & Company, Inc.	1,464,100	85,078,851
Pfizer, Inc.	2,445,400	55,583,942
Schering-Plough Corp.	377,700	10,061,928

		183,026,792
Publishing - 0.21%
Gannett Company, Inc.	87,400	3,408,600
Valassis Communications, Inc. *	8,900	104,041

		3,512,641
Railroads & Equipment - 0.03%
CSX Corp.	6,700	294,666
Union Pacific Corp.	1,300	163,306

		457,972
Real Estate - 0.02%
Anworth Mortgage Asset Corp., REIT	21,200	175,112
Forestar Real Estate Group, Inc. *	2,467	58,189
Impac Mortgage Holdings, Inc., REIT (a)	44,300	24,808

		258,109
Retail Grocery - 0.70%
Ingles Markets, Inc.	6,000	152,340
Nash Finch Company	2,100	74,088
Ruddick Corp.	1,700	58,939
Safeway, Inc.	156,500	5,353,865
SUPERVALU, Inc.	29,779	1,117,308
The Kroger Company	193,100	5,157,701

		11,914,241
Retail Trade - 9.49%
Abercrombie & Fitch Company, Class A	39,200	3,134,824
Advance Auto Parts, Inc.	7,300	277,327
American Eagle Outfitters, Inc.	60,900	1,264,893
Bed Bath & Beyond, Inc. *	149,800	4,402,622
Chico’s FAS, Inc. *	12,000	108,360
Costco Wholesale Corp.	2,500	174,400
CVS Caremark Corp.	39,700	1,578,075
Dollar Tree Stores, Inc. *	53,500	1,386,720
Family Dollar Stores, Inc.	59,600	1,146,108
First Cash Financial Services, Inc. *	4,700	68,996
Fossil, Inc. *	19,100	801,818
Home Depot, Inc.	1,109,000	29,876,460
Kohl’s Corp. *	101,800	4,662,440
Lowe’s Companies, Inc.	1,030,500	23,309,910
Nordstrom, Inc.	29,600	1,087,208
PetSmart, Inc.	13,100	308,243
RadioShack Corp.	32,800	553,008
Regis Corp.	2,200	61,512
Rent-A-Center, Inc. *	2,100	30,492
Ross Stores, Inc.	5,100	130,407
Staples, Inc.	400	9,228
Target Corp.	198,900	9,945,000
The Buckle, Inc.	3,000	99,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Tiffany & Company	16,800	$773,304
Walgreen Company	97,300	3,705,184
Wal-Mart Stores, Inc.	1,526,100	72,535,533
Zale Corp. *	2,700	43,362

		161,474,434
Semiconductors - 0.85%
Analog Devices, Inc.	22,600	716,420
Intel Corp.	347,600	9,267,016
KLA-Tencor Corp.	19,900	958,384
National Semiconductor Corp.	17,000	384,880
Texas Instruments, Inc.	64,600	2,157,640
Xilinx, Inc.	42,900	938,223

		14,422,563
Software - 4.17%
Adobe Systems, Inc. *	17,600	752,048
BMC Software, Inc. *	21,600	769,824
Citrix Systems, Inc. *	25,800	980,658
Microsoft Corp.	1,753,800	62,435,280
Oracle Corp. *	264,600	5,974,668

		70,912,478
Telecommunications Equipment &
Services - 3.10%
Premiere Global Services, Inc. *	12,800	190,080
QUALCOMM, Inc.	595,100	23,417,185
Verizon Communications, Inc.	668,100	29,189,289

		52,796,554
Telephone - 2.44%
AT&T, Inc.	961,705	39,968,460
CenturyTel, Inc.	3,000	124,380
Sprint Nextel Corp.	109,000	1,431,170

		41,524,010
Tires & Rubber - 0.12%
Goodyear Tire & Rubber Company *	70,700	1,995,154

Tobacco - 1.27%
Altria Group, Inc.	234,600	17,731,068
Schweitzer Mauduit International, Inc.	6,500	168,415
UST, Inc. (a)	67,100	3,677,080

		21,576,563
Toys, Amusements & Sporting Goods - 0.20%
Hasbro, Inc.	38,600	987,388
Mattel, Inc.	130,900	2,492,336

		3,479,724
Transportation - 0.02%
C.H. Robinson Worldwide, Inc.	3,400	184,008
Saia, Inc. *	9,000	119,700

		303,708
Trucking & Freight - 0.48%
FedEx Corp.	57,000	5,082,690

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Trucking & Freight (continued)
United Parcel Service, Inc., Class B	43,100	$3,048,032

		8,130,722

TOTAL COMMON STOCKS (Cost $1,566,001,063)		$1,626,410,895

SHORT TERM INVESTMENTS - 0.29%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$4,962,739	$4,962,739

TOTAL SHORT TERM INVESTMENTS
(Cost $4,962,739)		$4,962,739

REPURCHASE AGREEMENTS - 4.13%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$70,338,065 on 01/02/2008,
collateralized by $71,645,000
Federal Farm Credit Bank, 4.74%
due 06/27/2011 (valued at
$71,734,556, including interest)	$70,324,000	$70,324,000

TOTAL REPURCHASE AGREEMENTS
(Cost $70,324,000)		$70,324,000

Total Investments (U.S. Multi Sector Trust)
(Cost $1,641,287,802) - 99.98%		$1,701,697,634
Other Assets in Excess of Liabilities - 0.02%		374,690

TOTAL NET ASSETS - 100.00%		$1,702,072,324

Utilities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 89.61%

Broadcasting - 0.79%
Grupo Televisa SA, SADR *	95,380	$2,267,183

Building Materials & Construction - 0.15%
Bouygues SA	5,200	432,084

Cable & Television - 5.10%
Comcast Corp., Special Class A *	226,475	4,103,727
Megacable Holdings SAB de CV *	88,300	299,827
Rogers Communications, Inc., Class B	129,300	5,894,125
Time Warner Cable, Inc. *	158,400	4,371,840

		14,669,519
Cellular Communications - 7.81%
America Movil SA de CV, Series L, ADR	82,560	5,068,358
Cellcom Israel, Ltd.	139,530	4,431,473
Hutchison Telecommunications
International, Ltd. *	1,259,000	1,897,788
Mobile Telesystems, SADR	16,800	1,710,072
MTN Group, Ltd.	94,400	1,768,080
NII Holdings, Inc. *	98,400	4,754,688
Partner Communications Company, Ltd., ADR (a)	50,700	1,119,456

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cellular Communications (continued)
Tim Participacoes SA (a)	48,700	$1,702,065

		22,451,980
Construction & Mining Equipment - 0.60%
Acciona SA	5,500	1,732,885

Crude Petroleum & Natural Gas - 0.83%
Ultra Petroleum Corp. *	23,500	1,680,250
XTO Energy, Inc.	13,750	706,200

		2,386,450

Electrical Utilities - 34.21%
AES Corp. *	235,760	5,042,906
AES Tiete SA	55,451,200	2,071,632
Ameren Corp.	10,000	542,100
American Electric Power Company, Inc.	128,600	5,987,616
CEZ AS	51,000	3,796,404
CMS Energy Corp.	301,800	5,245,284
Consolidated Edison, Inc.	28,500	1,392,225
Constellation Energy Group, Inc.	24,901	2,553,100
Dominion Resources, Inc.	75,000	3,558,750
DPL, Inc.	126,400	3,747,760
DTE Energy Company	44,900	1,973,804
Dynegy, Inc., Class A *	235,700	1,682,898
E.ON AG	30,700	6,526,598
Edison International	102,860	5,489,638
Electricite de France	8,300	988,632
Enersis SA, SADR (a)	140,370	2,250,131
Entergy Corp.	3,500	418,320
FirstEnergy Corp.	30,200	2,184,668
FPL Group, Inc.	86,030	5,831,113
Iberdrola SA	186,518	2,825,649
International Power PLC	450,820	4,063,819
Northeast Utilities	82,400	2,579,944
Oesterreichische Elektrizitaets AG, Class A	14,500	1,007,933
Pepco Holdings, Inc.	132,200	3,877,426
PG&E Corp.	107,200	4,619,248
Portland General Electric Company	31,500	875,070
Public Service Enterprise Group, Inc.	73,500	7,220,640
Red Electrica De Espana	58,800	3,712,102
Reliant Energy, Inc. *	56,300	1,477,312
Scottish & Southern Energy PLC	51,700	1,685,806
Wisconsin Energy Corp.	9,100	443,261
Xcel Energy, Inc.	119,300	2,692,601

		98,364,390

Energy - 8.69%
Covanta Holding Corp. *	39,710	1,098,379
Iberdrola Renovables *	184,200	1,521,600
MDU Resources Group, Inc.	124,400	3,434,684
NRG Energy, Inc. *	237,480	10,292,383
RWE AG	12,500	1,752,627
Sempra Energy	93,200	5,767,216
United Utilities PLC	73,600	1,106,072

		24,972,961

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Gas & Pipeline Utilities - 9.69%
AGL Resources, Inc.	54,010	$2,032,936
El Paso Corp.	264,100	4,553,084
Enagas	100,061	2,922,503
Equitable Resources, Inc.	152,500	8,125,200
OAO Gazprom, SADR	30,400	1,723,680
Questar Corp.	56,620	3,063,142
Williams Companies, Inc.	151,811	5,431,798

		27,852,343

International Oil - 1.57%
Noble Corp.	18,520	1,046,565
Talisman Energy, Inc.	76,100	1,417,984
Total SA	24,800	2,053,448

		4,517,997
Petroleum Services - 0.86%
Halliburton Company	65,200	2,471,732

Pollution Control - 0.23%
Suez SA	9,700	660,239

Sanitary Services - 0.50%
Veolia Environnement SA	15,843	1,443,116

Telecommunications Equipment &
Services - 12.59%
Bharti Telecom, Ltd. *	36,000	894,668
Embarq Corp.	100,000	4,953,000
Iliad SA	13,126	1,411,619
Koninklijke (Royal) KPN NV	242,300	4,414,364
Philippine Long Distance Telephone Company	16,000	1,224,438
Philippine Long
Distance Telephone Company, SADR (a)	20,500	1,552,260
Singapore Telecommunications, Ltd.	599,200	1,648,559
Telecom Argentina SA, ADR, B Shares *	101,000	2,247,250
Telefonica SA	156,000	5,056,937
Telenor ASA	174,100	4,131,213
Telkom SA, Ltd.	36,400	736,881
Telus Corp. - Non Voting Shares	83,570	4,065,247
Verizon Communications, Inc.	9,600	419,424
Vodafone Group PLC	919,300	3,450,970

		36,206,830

Telephone - 5.99%
AT&T, Inc.	240,800	10,007,648
Hrvatske Telekomunikacije dd *	4,100	288,333
Qwest Communications International, Inc. *	595,700	4,175,857
Windstream Corp.	210,268	2,737,689

		17,209,527

TOTAL COMMON STOCKS (Cost $221,429,124)		$257,639,236

PREFERRED STOCKS - 5.17%

Cable & Television - 0.31%
Net Servicos de Comunicacao SA *	73,700	898,478

Electrical Utilities - 2.59%
Eletropaulo Metropolitana de Sao Paulo SA	44,220,000	3,614,612

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Electrical Utilities (continued)
Entergy Corp.	53,280	$3,822,840

		7,437,452

Energy - 1.53%
NRG Energy, Inc.	11,700	4,381,650

Gas & Pipeline Utilities - 0.74%
El Paso Corp.	1,520	2,136,930

TOTAL PREFERRED STOCKS (Cost $10,852,041)		$14,854,510

TERM LOANS - 0.70%

Electrical Utilities - 0.70%
Texas Competitive Electric Holdings Company
8.396% due 10/10/2014 (b)	2,061,275	2,023,760

TOTAL TERM LOANS (Cost $2,056,122)		$2,023,760

CORPORATE BONDS - 0.49%

Electrical Utilities - 0.49%
AES Corp.
8.00% due 10/15/2017 (g)	1,380,000	1,411,050

TOTAL CORPORATE BONDS (Cost $1,391,625)		$1,411,050

CONVERTIBLE BONDS - 0.88%

Cellular Communications - 0.30%
NII Holdings, Inc.
3.125% due 06/15/2012	989,000	848,067

Coal - 0.48%
Peabody Energy Corp. 4.75% due 12/15/2066	1,090,000	1,381,575

Energy - 0.10%
Covanta Holding Corp.
1.00% due 02/01/2027	258,000	287,670

TOTAL CONVERTIBLE BONDS (Cost $2,291,375)		$2,517,312

SHORT TERM INVESTMENTS - 4.41%
General Electric Capital Corp.
4.15% due 01/02/2008	$10,703,000	$10,701,766
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	1,977,273	1,977,273

TOTAL SHORT TERM INVESTMENTS
(Cost $12,679,039)		$12,679,039

Total Investments (Utilities Trust)
(Cost $250,699,326) - 101.26%		$291,124,907
Liabilities in Excess of Other Assets - (1.26)%		(3,620,243)

TOTAL NET ASSETS - 100.00%		$287,504,664

Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.38%

Aerospace - 3.44%
Goodrich Corp.	165,290	$11,671,127

Automobiles - 1.94%
Tata Motors, Ltd., SADR	348,333	6,569,560

Banking - 5.07%
Hudson City Bancorp, Inc.	695,010	10,439,050
Northern Trust Corp.	88,639	6,787,975

		17,227,025

Biotechnology - 2.35%
Affymetrix, Inc. *	344,900	7,980,986

Business Services - 4.53%
Perot Systems Corp., Class A *	540,680	7,299,180
Pitney Bowes, Inc.	212,570	8,086,163

		15,385,343

Chemicals - 2.33%
Valspar Corp.	351,640	7,925,966

Commercial Services - 2.19%
Live Nation, Inc. *	512,003	7,434,283

Computers & Business Equipment - 2.44%
Diebold, Inc.	285,970	8,287,411

Cosmetics & Toiletries - 5.15%
Estee Lauder Companies, Inc., Class A	218,290	9,519,627
International Flavors & Fragrances, Inc.	165,410	7,961,183

		17,480,810

Crude Petroleum & Natural Gas - 6.31%
Hess Corp.	119,580	12,060,839
Newfield Exploration Company *	177,370	9,347,399

		21,408,238

Educational Services - 1.96%
Apollo Group, Inc., Class A *	95,026	6,666,074

Electrical Utilities - 8.82%
American Electric Power Company, Inc.	193,790	9,022,862
Constellation Energy Group, Inc.	34,339	3,520,778
DPL, Inc.	277,570	8,229,950
Wisconsin Energy Corp.	187,970	9,156,019

		29,929,609

Electronics - 4.43%
Flextronics International, Ltd. *	720,931	8,694,428
Zebra Technologies Corp., Class A *	183,000	6,350,100

		15,044,528
Financial Services - 4.99%
Bear Stearns Companies, Inc.	91,818	8,102,939
Invesco, Ltd.	281,446	8,831,775

		16,934,714
Food & Beverages - 2.73%
ConAgra Foods, Inc.	389,220	9,259,544

Gas & Pipeline Utilities - 2.44%
El Paso Corp.	480,870	8,290,199

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products - 6.05%
Beckman Coulter, Inc.	154,330	$11,235,224
Owens & Minor, Inc.	219,580	9,316,779

		20,552,003

Healthcare Services - 4.51%
Healthsouth Corp. *	440,444	9,249,324
Omnicare, Inc.	266,280	6,073,847

		15,323,171

Household Products - 3.83%
Fortune Brands, Inc.	87,684	6,344,814
Newell Rubbermaid, Inc.	257,740	6,670,311

		13,015,125

Insurance - 10.62%
ACE, Ltd.	155,770	9,623,470
Allied World Assurance Holdings, Ltd.	156,983	7,875,837
Aspen Insurance Holdings, Ltd.	307,390	8,865,128
Marsh & McLennan Companies, Inc.	366,611	9,704,193

		36,068,628

Internet Retail - 1.59%
Orbitz Worldwide, Inc. *	634,836	5,396,106

Investment Companies - 2.17%
Market Vectors Gold Miners ETF *	160,900	7,377,265

Manufacturing - 2.69%
Pentair, Inc.	262,360	9,132,751

Office Furnishings & Supplies - 1.75%
Office Depot, Inc. *	426,660	5,934,841

Paper - 2.48%
Domtar Corp. *	1,093,600	8,409,784

Retail Trade - 1.57%
Rite Aid Corp. *	1,910,410	5,330,044

TOTAL COMMON STOCKS (Cost $323,831,344)		$334,035,135

SHORT TERM INVESTMENTS - 1.06%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$3,600,000	$3,599,350

TOTAL SHORT TERM INVESTMENTS
(Cost $3,599,350)		$3,599,350

Total Investments (Value Trust)
(Cost $327,430,694) - 99.44%		$337,634,485
Other Assets in Excess of Liabilities - 0.56%		1,885,678

TOTAL NET ASSETS - 100.00%		$339,520,163

Value & Restructuring Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.49%

Aerospace - 2.86%
Empresa Brasileira de Aeronautica SA, ADR	143,043	$6,521,330
United Technologies Corp.	80,763	6,181,600

		12,702,930

Air Travel - 2.07%
Copa Holdings SA, Class A	127,147	4,776,913
Gol-Linhas Aereas Inteligentes SA (a)	177,903	4,415,552

		9,192,465

Auto Services - 0.60%
RSC Holdings, Inc. *	213,345	2,677,480

Broadcasting - 0.82%
CBS Corp., Class B	133,083	3,626,512

Building Materials & Construction - 0.45%
Eagle Materials, Inc. (a)	56,822	2,016,044

Cable & Television - 0.69%
EchoStar Communications Corp., Class A *	80,892	3,051,246

Cellular Communications - 3.35%
America Movil SA de CV, Series L, ADR	242,399	14,880,875

Chemicals - 4.15%
Celanese Corp., Series A	187,146	7,920,019
Lanxess AG	94,249	4,643,663
PPG Industries, Inc.	83,732	5,880,498

		18,444,180

Coal - 5.63%
Alpha Natural Resources, Inc. *	169,505	5,505,523
CONSOL Energy, Inc.	210,516	15,056,104
Foundation Coal Holdings, Inc.	84,702	4,446,855

		25,008,482

Commercial Services - 1.36%
AerCap Holdings NV *	222,017	4,633,495
Horsehead Holding Corp. * (g)	82,500	1,400,025

		6,033,520

Computers & Business Equipment - 1.45%
International Business Machines Corp.	59,742	6,458,110

Cosmetics & Toiletries - 1.27%
Avon Products, Inc.	143,197	5,660,577

Crude Petroleum & Natural Gas - 4.90%
Devon Energy Corp.	120,174	10,684,670
Noble Energy, Inc.	95,774	7,615,949
Pinnacle Gas Resources, Inc. * (g)	26,480	121,278
W&T Offshore, Inc.	112,379	3,366,875

		21,788,772

Electrical Utilities - 0.49%
Enel SpA	181,801	2,161,808

Electronics - 0.92%
Harman International Industries, Inc.	55,397	4,083,313

Energy - 0.39%
Rosetta Resources, Inc. * (g)	76,885	1,524,630

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Rosetta Resources, Inc. *	10,952	$217,178

		1,741,808

Financial Services - 9.99%
Capital One Financial Corp.	90,075	4,256,945
CIT Group, Inc.	99,172	2,383,103
Citigroup, Inc.	119,684	3,523,497
Federal Home Loan Mortgage Corp.	20,706	705,453
Invesco, Ltd.	220,745	6,926,978
JP Morgan Chase & Company	113,098	4,936,728
Lehman Brothers Holdings, Inc.	99,223	6,493,153
MCG Capital Corp.	89,977	1,042,833
Morgan Stanley (c)	127,752	6,784,909
People’s United Financial, Inc.	75,230	1,339,094
PNC Financial Services Group, Inc.	68,241	4,480,022
Washington Mutual, Inc.	110,263	1,500,679

		44,373,394

Food & Beverages - 0.80%
Dean Foods Company *	116,535	3,013,595
Vintage Wine Trust, Inc. (g)	82,385	556,099

		3,569,694

Furniture & Fixtures - 0.74%
Leggett & Platt, Inc.	187,634	3,272,337

Gas & Pipeline Utilities - 1.10%
El Paso Corp.	283,593	4,889,143

Healthcare Products - 1.25%
Baxter International, Inc.	95,609	5,550,102

Holdings Companies/Conglomerates - 1.53%
Loews Corp.	135,102	6,801,035

Homebuilders - 0.90%
Centex Corp.	158,284	3,998,254

Household Appliances - 2.05%
Black & Decker Corp.	130,680	9,101,862

Household Products - 0.91%
Newell Rubbermaid, Inc.	155,661	4,028,507

Industrial Machinery - 2.05%
AGCO Corp. *	133,920	9,103,881

Industrials - 0.41%
Aecom Technology Corp. *	63,803	1,822,852

Insurance - 4.83%
ACE, Ltd.	135,072	8,344,748
Ambac Financial Group, Inc. (a)	82,640	2,129,633
Castlepoint Holdings, Ltd. * (g)	68,288	819,456
Castlepoint Holdings, Ltd.	55,358	664,296
Genworth Financial, Inc., Class A	91,208	2,321,244
MetLife, Inc.	92,889	5,723,820
Primus Guaranty, Ltd. *	204,194	1,431,400

		21,434,597

International Oil - 10.56%
Anadarko Petroleum Corp.	112,632	7,398,796

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil (continued)
ConocoPhillips	138,683	$12,245,709
Murphy Oil Corp.	71,267	6,046,292
Petroleo Brasileiro SA, ADR	184,214	21,228,821

		46,919,618
Investment Companies - 0.74%
Apollo Investment Corp.	192,156	3,276,260

Manufacturing - 1.83%
Rockwell Automation, Inc.	60,383	4,164,011
Tyco International, Ltd.	99,892	3,960,718

		8,124,729

Metal & Metal Products - 2.88%
Southern Copper Corp. (a)	81,079	8,523,835
Sterlite Industries India, Ltd. *	163,501	4,262,471

		12,786,306

Mining - 2.34%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	67,500	6,914,700
Grupo Mexico SA	552,000	3,469,503

		10,384,203

Paper - 0.46%
Smurfit-Stone Container Corp. *	192,748	2,035,419

Petroleum Services - 2.98%
Hercules Offshore, Inc. *	176,788	4,204,019
PetroHawk Energy Corp. *	211,709	3,664,683
Petroplus Holdings AG *	68,937	5,358,447

		13,227,149

Pharmaceuticals - 1.51%
AmerisourceBergen Corp.	91,477	4,104,573
Bristol-Myers Squibb Company	98,815	2,620,574

		6,725,147

Railroads & Equipment - 2.29%
Union Pacific Corp.	80,940	10,167,683

Real Estate - 1.29%
DiamondRock Hospitality Company, REIT	191,788	2,872,984
Host Hotels & Resorts, Inc., REIT	116,861	1,991,311
JHSF Participacoes SA * (g)	277,400	882,077

		5,746,372

Retail Trade - 2.87%
J.C. Penney Company, Inc.	79,500	3,497,205
The TJX Companies, Inc.	154,601	4,441,687
United Rentals, Inc. *	192,404	3,532,537
Zale Corp. *	78,287	1,257,289

		12,728,718

Steel - 1.22%
Schnitzer Steel Industries, Inc.	78,276	5,411,220

Telecommunications Equipment &
Services - 1.58%
DataPath, Inc. * (g)	78,000	273,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
Nokia Oyj, SADR	175,906	$6,753,031

		7,026,031

Telephone - 3.41%
Harris Corp.	205,020	12,850,654
Windstream Corp.	178,163	2,319,682

		15,170,336

Tobacco - 2.19%
Loews Corp. - Carolina Group	113,909	9,716,438

Transportation - 0.37%
Arlington Tankers, Ltd. (a)	45,334	1,003,242
Omega Navigation Enterprises, Inc.	39,523	622,487

		1,625,729

Trucking & Freight - 1.01%
Ryder Systems, Inc.	95,749	4,501,160

TOTAL COMMON STOCKS (Cost $368,149,961)		$433,046,298

PREFERRED STOCKS - 0.90%

Chemicals - 0.26%
Celanese Corp.	20,883	1,132,903

Financial Services - 0.64%
CIT Group, Inc.	151,480	2,856,913

TOTAL PREFERRED STOCKS (Cost $3,973,435)		$3,989,816

SHORT TERM INVESTMENTS - 4.09%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$18,176,396	$18,176,396

TOTAL SHORT TERM INVESTMENTS
(Cost $18,176,396)		$18,176,396

REPURCHASE AGREEMENTS - 1.47%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$6,533,306 on 01/02/2008,
collateralized by $6,525,000
Federal Home Loan Bank, 5.435%
due 12/20/2022 (valued at
$6,663,656, including interest)	$6,532,000	$6,532,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,532,000)		$6,532,000

Total Investments (Value & Restructuring Trust)
(Cost $396,831,792) - 103.95%		$461,744,510
Liabilities in Excess of Other Assets - (3.95)%		(17,549,378)

TOTAL NET ASSETS - 100.00%		$444,195,132

Vista Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.78%

Aerospace - 6.27%
Alliant Techsystems, Inc. *	13,700	$1,558,512
BE Aerospace, Inc. *	143,663	7,599,774
Goodrich Corp.	10,800	762,588

		9,920,874

Agriculture - 2.89%
Monsanto Company	33,000	3,685,770
The Mosaic Company *	9,400	886,796

		4,572,566

Apparel & Textiles - 1.28%
Crocs, Inc. *	26,200	964,422
Guess?, Inc.	28,200	1,068,498

		2,032,920

Biotechnology - 2.60%
Charles River Laboratories International, Inc. *	12,500	822,500
Invitrogen Corp. *	20,700	1,933,587
Millennium Pharmaceuticals, Inc. *	49,600	743,008
Myriad Genetics, Inc. *	13,200	612,744

		4,111,839

Broadcasting - 1.19%
Liberty Global, Inc., Class A *	48,300	1,892,877

Building Materials & Construction - 2.54%
Foster Wheeler, Ltd. *	25,922	4,018,428

Business Services - 0.80%
FTI Consulting, Inc. *	20,500	1,263,620

Cellular Communications - 2.51%
Millicom International Cellular SA *	5,300	625,082
NII Holdings, Inc. *	69,327	3,349,881

		3,974,963

Chemicals - 0.60%
Terra Industries, Inc. *	19,800	945,648

Colleges & Universities - 0.67%
Corinthian Colleges, Inc. *	68,900	1,061,060

Commercial Services - 0.53%
Shaw Group, Inc. *	13,800	834,072

Computers & Business Equipment - 4.51%
Apple, Inc. *	13,500	2,674,080
Foundry Networks, Inc. *	78,800	1,380,576
Juniper Networks, Inc. *	68,500	2,274,200
Synaptics, Inc. *	19,700	810,852

		7,139,708

Construction & Mining Equipment - 1.02%
National Oilwell Varco, Inc. *	22,000	1,616,120

Containers & Glass - 3.10%
Owens-Illinois, Inc. *	99,300	4,915,350

Drugs & Health Care - 1.52%
BioMarin Pharmaceutical, Inc. *	67,800	2,400,120

Educational Services - 1.89%
Apollo Group, Inc., Class A *	21,200	1,487,180

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Educational Services (continued)
Strayer Education, Inc.	8,800	$1,501,104

		2,988,284

Electrical Equipment - 0.67%
Vestas Wind Systems AS *	9,800	1,058,211

Electrical Utilities - 3.76%
Allegheny Energy, Inc.	13,900	884,179
Quanta Services, Inc. *	134,808	3,537,362
Reliant Energy, Inc. *	58,100	1,524,544

		5,946,085

Electronics - 3.32%
Thermo Fisher Scientific, Inc. *	91,100	5,254,648

Energy - 4.35%
First Solar, Inc. *	10,300	2,751,542
JA Solar Holdings Company, Ltd. *	19,400	1,354,314
McDermott International, Inc. *	19,400	1,145,182
SunPower Corp., Class A. * (a)	12,500	1,629,875

		6,880,913

Financial Services - 4.79%
Blackrock, Inc.	3,900	845,520
GFI Group, Inc. *	16,700	1,598,524
Janus Capital Group, Inc.	35,200	1,156,320
MasterCard, Inc., Class A	9,300	2,001,360
Nasdaq Stock Market, Inc. *	16,800	831,432
SEI Investments Company	35,900	1,154,903

		7,588,059

Food & Beverages - 0.85%
Pepsi Bottling Group, Inc.	34,300	1,353,478

Healthcare Products - 0.53%
Inverness Medical Innovations, Inc. *	14,900	837,082

Healthcare Services - 5.61%
Express Scripts, Inc. *	73,700	5,380,100
Medco Health Solutions, Inc. *	34,600	3,508,440

		8,888,540

Household Products - 0.84%
Tempur-Pedic International, Inc.	22,200	576,534
Tupperware Brands Corp.	22,700	749,781

		1,326,315

Industrial Machinery - 8.37%
AGCO Corp. *	66,400	4,513,872
Cameron International Corp. *	19,200	924,096
Dresser-Rand Group, Inc. *	94,400	3,686,320
Flowserve Corp.	33,900	3,261,180
The Manitowoc Company, Inc.	17,600	859,408

		13,244,876

Insurance - 1.25%
AFLAC, Inc.	19,100	1,196,233
Aon Corp.	16,600	791,654

		1,987,887

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Retail - 1.09%
Amazon.com, Inc. *	8,300	$768,912
Mercadolibre, Inc. *	2,600	192,088
Priceline.com, Inc. *	6,700	769,562

		1,730,562

Internet Service Provider - 0.51%
Equinix, Inc. *	8,000	808,560

Leisure Time - 2.78%
Bally Technologies, Inc. *	43,000	2,137,960
Las Vegas Sands Corp. *	14,100	1,453,005
WMS Industries, Inc. *	22,234	814,654

		4,405,619

Life Sciences - 0.49%
Dawson Geophysical Company *	10,800	771,768

Metal & Metal Products - 3.63%
Precision Castparts Corp.	41,400	5,742,180

Petroleum Services - 1.26%
Core Laboratories N.V. *	9,323	1,162,764
Flotek Industries, Inc. *	23,100	832,524

		1,995,288

Pharmaceuticals - 3.14%
Alexion Pharmaceuticals, Inc. *	15,300	1,147,959
Onyx Pharmaceuticals, Inc. *	42,400	2,358,288
Shire PLC	63,700	1,464,757

		4,971,004

Retail Trade - 4.75%
Aeropostale, Inc. *	29,400	779,100
GameStop Corp., Class A *	82,900	5,148,919
J. Crew Group, Inc. *	15,700	756,897
Urban Outfitters, Inc. *	30,500	831,430

		7,516,346

Semiconductors - 4.34%
MEMC Electronic Materials, Inc. *	24,000	2,123,760
Microsemi Corp. *	43,800	969,732
NVIDIA Corp. *	70,150	2,386,503
OmniVision Technologies, Inc. * (a)	47,300	740,245
Silicon Laboratories, Inc. *	17,600	658,768

		6,879,008

Software - 1.76%
Activision, Inc. *	69,800	2,073,060
MicroStrategy, Inc., Class A *	7,500	713,250

		2,786,310

Telecommunications Equipment &
Services - 2.89%
Ciena Corp. *	25,660	875,262
SBA Communications Corp. *	109,358	3,700,675

		4,575,937

Tobacco - 0.47%
UST, Inc.	13,500	739,800

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Toys, Amusements & Sporting Goods - 3.41%
Nintendo Company, Ltd.	9,200	$5,401,795

TOTAL COMMON STOCKS (Cost $117,542,248)		$156,378,720

SHORT TERM INVESTMENTS - 1.48%
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	$2,347,827	$2,347,827

TOTAL SHORT TERM INVESTMENTS
(Cost $2,347,827)		$2,347,827

REPURCHASE AGREEMENTS - 1.37%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $2,170,434 on 01/02/2008, collateralized by $2,150,000 Federal Farm Credit Bank, 4.75% due 05/07/2010 (valued at $2,217,188, including interest)	$2,170,000	$2,170,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,170,000)		$2,170,000

Total Investments (Vista Trust)
(Cost $122,060,075) - 101.63%		$160,896,547
Liabilities in Excess of Other Assets - (1.63)%		(2,587,299)

TOTAL NET ASSETS - 100.00%		$158,309,248

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
ZAR	- South African Rand

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PCL	- Public Company Limited
PLC	- Public Limited Company
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Floating Rate Note

(c)	Investment is an affiliate of the Trust’s advisor or subadvisor

(d)	Principal amount of security is adjusted for inflation.

(e)	Security Fair Valued on December 31, 2007

(f)	John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC. The rate shown is the seven-day effective yield at period end.

(g)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	The underlying fund’s subadviser.

(i)	Shares represents units, each consists of one share of Common Stock and one Warrant.

**	Purchased on a forward commitment

***	At December 31, 2007, all or a portion of this security was pledged to cover forward commitments purchased and securities sold short.

****	At December 31, 2007, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust” or “JHT”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies.

The Trust currently offers one hundred and four separate investment Portfolios, seventy-two of which are as follows:

All Cap Core	Franklin Templeton Founding Allocation	Quantitative All Cap
All Cap Growth	Fundamental Value	Quantitative Mid Cap
All Cap Value	Global	Quantitative Value
American Asset Allocation	Global Allocation	Real Estate Equity
American Blue Chip Income and Growth	Global Real Estate	Real Estate Securities
American Bond	Growth & Income	Science & Technology
American Fundamental Holding	Health Sciences	Small Cap
American Global Diversification	Income & Value	Small Cap Growth
American Global Growth	International Core	Small Cap Intrinsic Value
American Global Small Capitalization	International Opportunities	Small Cap Opportunities
American Growth	International Small Cap	Small Cap Value
American Growth-Income	International Small Company	Small Company
American High-Income Bond	International Value	Small Company Growth
American International	Large Cap	Small Company Value
American New World	Large Cap Value	U.S. Core
Blue Chip Growth	Managed	U.S. Global Leaders Growth
Capital Appreciation	Mid Cap Intersection	U.S. Large Cap
Classic Value	Mid Cap Stock	U.S. Multi Sector
Core Equity	Mid Cap Value	Utilities
Dynamic Growth	Mid Cap Value Equity	Value
Emerging Growth	Mid Value	Value & Restructuring
Emerging Markets Value	Mutual Shares	Vista
Emerging Small Company	Natural Resources
Equity-Income	Overseas Equity
Financial Services	Pacific Rim

Each of the Portfolios, with the exception of American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holding, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Core Equity, Dynamic Growth, Financial Services, Franklin Templeton Founding Allocation, Global Real Estate, Health Sciences, Natural Resources, Real Estate Equity, Real Estate Securities, U.S. Global Leaders Growth, U.S. Multi Sector and Utilities, is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holding, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World (collectively “JHT American Portfolios”) and Franklin Templeton Founding Allocation operate as a “Fund of Funds”, investing in shares of mutual funds (“underlying funds”). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (“SEC”) Web site at www.sec.gov, CIK 0000729528. These funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). Series NAV shares are also offered to Lifestyle Trust and the Franklin Templeton Founding Allocation Trust. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter to the Trust and to the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

John Hancock Trust

Notes to Financial Statements

ORGANIZATION OF THE TRUST, CONTINUED

The portfolios described in this Annual Report offer four classes of shares as follows:

PORTFOLIO	Series I	Series II	Series III	Series NAV
All Cap Core	•	•		•
All Cap Growth	•	•		•
All Cap Value	•	•		•
American Asset Allocation		•
American Blue Chip Income and Growth	•	•
American Bond	•	•
American Fundamental Holding	•	•	•
American Global Diversification	•	•	•
American Global Growth				•
American Global Small Capitalization				•
American Growth	•	•
American Growth-Income	•	•
American High Income Bond		•
American International	•	•
American New World		•
Blue Chip Growth	•	•		•
Capital Appreciation	•	•		•
Classic Value	•	•		•
Core Equity	•	•		•
Dynamic Growth	•	•		•
Emerging Growth	•	•		•
Emerging Markets Value	•			•
Emerging Small Company	•	•		•
Equity-Income	•	•		•
Financial Services	•	•		•
Franklin Templeton Founding Allocation		•
Fundamental Value	•	•		•
Global	•	•		•
Global Allocation	•	•		•
Global Real Estate				•
Growth & Income				•
Health Sciences	•	•		•
Income & Value	•	•		•
International Core	•	•		•
International Opportunities	•	•		•
International Small Cap	•	•		•
International Small Company				•
International Value	•	•		•
Large Cap	•	•		•
Large Cap Value	•	•		•
Managed				•
Mid Cap Intersection	•	•		•
Mid Cap Stock	•	•		•
Mid Cap Value	•	•		•
Mid Cap Value Equity				•
Mid Value	•	•		•
Mutual Shares				•
Natural Resources	•	•		•
Overseas Equity	•	•		•
Pacific Rim	•	•		•
Quantitative All Cap	•	•		•
Quantitative Mid Cap	•	•		•
Quantitative Value	•	•		•
Real Estate Equity				•
Real Estate Securities	•	•		•
Science & Technology	•	•		•
Small Cap	•	•		•
Small Cap Growth	•	•		•
Small Cap Intrinsic Value				•

John Hancock Trust

Notes to Financial Statements

ORGANIZATION OF THE TRUST, CONTINUED

PORTFOLIO	SERIES I	SERIES II	SERIES III	SERIES NAV
Small Cap Opportunities	•	•		•
Small Cap Value	•	•		•
Small Company	•	•		•
Small Company Growth				•
Small Company Value	•	•		•
U.S. Core	•	•		•
U.S. Global Leaders Growth	•	•		•
U.S. Large Cap	•	•		•
U.S. Multi Sector				•
Utilities	•	•		•
Value	•	•		•
Value & Restructuring				•
Vista				•

Series I, Series II, Series III and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

At December 31, 2007, John Hancock USA owned shares of beneficial interest for the following portfolios:

Portfolio	Shares as of 12/31/2007
Mid Cap Intersection Series I	8,000
Mid Cap Intersection Series II	8,000
American Global Diversification Series I	8,151
American Global Diversification Series II	65,189
American Global Diversification Series III	8,156
American Fundamental Holdings Series I	8,140
American Fundamental Holdings Series II	65,103
American Fundamental Holdings Series III	8,145

Effective May 1, 2007, American Asset Allocation, American Global Growth, American Global Small Capitalization, American High-Income Bond, American New World, Emerging Markets Value, Franklin Templeton Founding Allocation, Mid Cap Intersection, Mutual Shares and Small Cap Intrinsic Value portfolios commenced operations. Effective October 31, 2007, American Fundamental Holding and American Global Diversification portfolios commenced operations.

Payment Made by Affiliate.  JHLICO made a payment of $5,860,000 on December 27, 2006 to the Trust based on its review of frequent trading between January 1, 2001 and December 31, 2003 by certain contract holders in a small number of variable insurance contracts participating in certain portfolios of the former John Hancock Variable Series Trust, which was reorganized into the John Hancock Trust effective April 29, 2005. This payment was made voluntarily to the affected portfolios and approved by the Trustees of the Trust. The amount is recorded as a capital contribution in the Capital Shares footnote.

The Adviser has agreed to reimburse the Pacific Rim Trust for a trade allocation correction amounting to $103,096. This amount is included in the Statement of Operations as a reimbursement from adviser due to loss from compliance error.

2.  SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation  The net asset value of the shares of each Portfolio is determined daily as of the close of the NYSE, normally at 4:00 P.M., Eastern Time. Investments in underlying funds of the JHT American Portfolios and Franklin Templeton Founding Allocation are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (“JHCIT”), an affiliate of the John Hancock Advisers, LLC (“JHA”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC, are valued at their net asset value each business day. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities sold short are valued at the closing asking price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the NYSE, the Portfolios will, on an ongoing basis, monitor for ”significant market events.“ A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

In September 2006, Financial Accounting Standards Board (“FASB”) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and the impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statement disclosure.

Guarantees and Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions  The books and records of the Portfolios are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Certain Portfolios invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Portfolios that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Allocations of Income and Expenses  All income, expenses (except class-specific expenses), and realized and unrealized gain/loss are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. In the case of JHT American Portfolios and Franklin Templeton Founding Allocation, expenses in the Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying funds. The American Fundamental Holding, American Global Diversification and Franklin Templeton Founding Allocation Portfolio may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by a Portfolio will vary.

Options  Each Portfolio of the Trust described in this Annual Report may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2007, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Emerging Growth
Outstanding, beginning of period	—	—
Options written	49	$10,614
Option closed	(6)	(1,614)
Options expired	(33)	(6,860)
Outstanding, end of period	10	2,140
Health Sciences
Outstanding, beginning of period	11,486	$4,105,160
Options written	36,486	12,650,691
Option closed	(36,340)	(11,644,496)
Options expired	(610)	(142,214)
Outstanding, end of period	11,022	4,969,141
Mutual Shares
Outstanding, beginning of period	—	—
Options written	7,112	$55,470
Option closed	(2,600)	(18,951)
Options expired	(1,900)	(9,637)
Outstanding, end of period	2,612	26,882
Value & Restructuring
Outstanding, beginning of period	—	—
Options written	2,450	$825,530
Option closed	(1,610)	(415,927)
Options expired	(258)	(165,825)
Options exercised	(582)	(243,778)
Outstanding, end of period	—	—

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of open written options outstanding as of December 31, 2007:

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Emerging Growth	CALLS
	Comtech Telecommunications	$55.00	Jan 2008	$5	$1,395	($775)
	Concur Technologies, Inc.	40.00	Jan 2008	5	745	(250)
				$10	$2,140	($1,025)

Health Sciences	CALLS
	Alcon, Inc.	$170.00	Jan 2009	$14	$13,879	($10,920)
	Alexion Pharmaceuticals, Inc.	55.00	Jan 2008	74	14,507	(145,780)
	Alexion Pharmaceuticals, Inc.	85.00	Jan 2008	38	11,168	(1,330)
	Alexion Pharmaceuticals, Inc.	80.00	Jan 2008	105	13,821	(6,825)
	Alexion Pharmaceuticals, Inc.	85.00	Feb 2008	79	17,852	(9,875)
	Alexion Pharmaceuticals, Inc.	80.00	Feb 2008	39	13,945	(10,140)
	Allergan, Inc.	65.00	Jan 2008	63	10,363	(8,631)
	Amgen, Inc.	55.00	Jan 2008	163	30,712	(815)
	Amgen, Inc.	55.00	Apr 2008	62	19,344	(4,154)
	Amgen, Inc.	57.50	Apr 2008	125	26,394	(4,875)
	Amgen, Inc.	50.00	Jul 2008	63	25,326	(18,900)
	Amgen, Inc.	55.00	Jul 2008	31	6,720	(4,960)
	Amylin Pharmaceuticals, Inc.	60.00	Apr 2008	62	24,700	(930)
	Amylin Pharmaceuticals, Inc.	50.00	Jul 2008	63	13,356	(8,190)
	Assurant, Inc.	80.00	Jan 2009	31	12,056	(10,850)
	Barr Pharmaceuticals, Inc.	60.00	May 2008	64	17,568	(7,040)
	BioMarin Pharmaceutical, Inc.	25.00	Jan 2008	55	23,883	(60,500)
	BioMarin Pharmaceutical, Inc.	30.00	Jan 2008	125	21,627	(74,375)
	Cardinal Health, Inc.	60.00	Mar 2008	125	32,749	(20,000)
	Cardinal Health, Inc.	65.00	Mar 2008	125	14,625	(3,750)
	Celgene Corp.	60.00	Jan 2008	6	381	(60)
	Celgene Corp.	60.00	Jul 2008	31	8,742	(7,285)
	Celgene Corp.	75.00	Jul 2008	94	37,317	(4,700)
	Celgene Corp.	65.00	Jul 2008	32	9,854	(4,480)
	Celgene Corp.	70.00	Jan 2009	63	25,011	(12,600)
	Cephalon, Inc.	75.00	Jan 2008	25	4,050	(2,075)
	Cephalon, Inc.	80.00	Feb 2008	31	4,107	(2,015)
	Cephalon, Inc.	85.00	Feb 2008	31	4,092	(620)
	Cephalon, Inc.	90.00	May 2008	70	14,339	(4,550)
	Community Health Systems, Inc.	40.00	Jun 2008	125	24,372	(25,625)
	CVS Caremark, Corp.	42.50	Feb 2008	125	13,137	(5,625)
	Elan Corp., PLC	22.50	Jan 2008	57	8,547	(4,275)
	Eli Lilly & Company	60.00	Apr 2008	63	15,561	(4,410)
	Eli Lilly & Company	55.00	Apr 2008	63	13,041	(15,120)
	Express Scripts, Inc.	60.00	Feb 2008	125	25,576	(167,500)
	Genentech, Inc.	80.00	Jan 2008	18	1,503	(72)
	Genentech, Inc.	85.00	Mar 2008	31	5,177	(775)
	Genentech, Inc.	80.00	Mar 2008	94	25,646	(5,170)
	Genentech, Inc.	75.00	Mar 2008	31	4,712	(3,565)
	Gilead Sciences, Inc.	42.50	Jan 2008	31	4,557	(13,330)
	Gilead Sciences, Inc.	40.00	Jan 2008	92	12,699	(60,720)
	Gilead Sciences, Inc.	52.50	May 2008	31	5,952	(4,495)
	Healthways, Inc.	65.00	Feb 2008	63	10,764	(5,670)
	Healthways, Inc.	70.00	May 2008	31	6,757	(5,115)
	Hologic, Inc.	75.00	Mar 2008	31	6,107	(7,750)
	Humana, Inc.	80.00	Jan 2008	125	20,212	(5,625)
	Humana, Inc.	75.00	Jan 2008	30	7,112	(6,600)
	ImClone Systems, Inc.	50.00	Jan 2008	94	16,649	(2,350)
	Immucor Corp.	35.00	Jan 2008	25	3,800	(3,000)
	Immucor Corp.	45.00	Mar 2008	63	12,096	(315)
	Intuitive Surgical, Inc.	350.00	Apr 2008	7	19,849	(24,850)
	Invitrogen Corp.	85.00	Jan 2008	48	16,416	(41,280)
	McKesson Corp.	65.00	Jan 2008	31	6,804	(5,270)
	McKesson Corp.	70.00	Feb 2008	31	5,187	(2,790)
	McKesson Corp.	75.00	May 2008	63	13,986	(7,560)
	Medco Health Solutions, Inc.	70.00	Jan 2008	20	4,890	(4,000)
	Merck & Company, Inc.	65.00	Apr 2008	125	21,500	(11,875)
	Merck & Company, Inc.	65.00	Jul 2008	94	24,393	(18,800)

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Health Sciences, continued	CALLS
	MGI Pharma, Inc.	$30.00	Jan 2008	$63	$7,532	($67,410)
	Monsanto Company	80.00	Jan 2008	94	15,605	(301,740)
	Monsanto Company	75.00	Jan 2008	94	17,578	(349,398)
	Onyx Pharmaceuticals, Inc.	50.00	Jan 2008	16	4,889	(10,400)
	OSI Pharmaceuticals, Inc.	40.00	Apr 2008	31	7,254	(31,310)
	Pharmion Corp.	45.00	Jan 2008	38	8,292	(65,740)
	Psychiatric Solutions, Inc.	40.00	Mar 2008	94	14,061	(1,880)
	ResMed, Inc.	50.00	Apr 2008	94	28,857	(52,640)
	Schein Henry, Inc.	60.00	Jan 2008	94	13,896	(18,330)
	Schein Henry, Inc.	65.00	Jul 2008	74	18,100	(23,680)
	Schering-Plough Corp.	30.00	Jan 2008	76	11,474	(760)
	Schering-Plough Corp.	30.00	Feb 2008	125	20,250	(5,000)
	St. Jude Medical, Inc.	45.00	Jan 2008	170	19,695	(2,550)
	Stereotaxis, Inc.	17.50	Jun 2008	63	10,997	(2,520)
	United Therapeutics Corp.	115.00	Feb 2008	46	13,872	(6,440)
	United Therapeutics Corp.	130.00	May 2008	36	21,142	(7,920)
	Valeant Pharmaceuticals International	15.00	Jan 2008	94	16,176	(940)
	WellPoint, Inc.	85.00	Jan 2008	29	6,945	(11,020)
	Wyeth	55.00	Jan 2008	125	12,146	(625)
	Wyeth	50.00	Jan 2008	125	22,125	(625)
	Wyeth	52.50	Apr 2008	63	10,206	(2,520)
	Zimmer Holdings, Inc.	80.00	Jun 2008	63	13,196	(7,245)
				$5,363	$1,143,778	($1,885,450)

	PUTS
	Abbott Labs	$55.00	Jan 2008	$87	$31,503	($6,090)
	Abbott Labs	60.00	Jan 2008	46	29,776	(19,320)
	Abbott Labs	60.00	May 2008	13	10,361	(6,890)
	Abbott Labs	60.00	Jan 2009	25	19,925	(18,250)
	Aetna, Inc.	55.00	Jan 2009	31	17,737	(13,950)
	Aetna, Inc.	60.00	Jan 2009	13	10,881	(8,710)
	Affymetrix, Inc.	30.00	Jan 2009	63	31,368	(47,250)
	Alcon, Inc.	140.00	Jan 2009	35	58,567	(44,800)
	Alexion Pharmaceuticals, Inc.	65.00	Feb 2008	6	5,502	(690)
	Alexion Pharmaceuticals, Inc.	65.00	May 2008	13	10,621	(4,420)
	Alexion Pharmaceuticals, Inc.	65.00	Jan 2009	13	15,561	(9,100)
	Alkermes, Inc.	17.50	Jan 2008	12	3,467	(2,280)
	Alkermes, Inc.	20.00	Jan 2009	91	45,654	(48,230)
	Allergan, Inc.	62.50	Jan 2008	28	17,780	(1,960)
	Allergan, Inc.	65.00	Jan 2008	49	39,200	(9,065)
	Amerigroup Corp.	35.00	Mar 2008	25	9,300	(4,625)
	Amgen, Inc.	60.00	Jan 2008	9	3,933	(12,024)
	Amgen, Inc.	55.00	Jan 2008	63	16,191	(53,235)
	Amylin Pharmaceuticals Inc	35.00	Jul 2008	18	6,546	(6,120)
	Arthocare	60.00	Jun 2008	47	51,236	(62,510)
	Arthocare	55.00	Jun 2008	47	36,583	(47,470)
	Assurant, Inc.	70.00	Jan 2009	94	94,240	(79,900)
	Baxter International, Inc.	60.00	Jan 2008	6	2,982	(1,410)
	Baxter International, Inc.	65.00	Jan 2009	30	28,379	(27,600)
	Beckman Coulter, Inc.	75.00	Feb 2008	19	14,953	(7,410)
	Becton, Dickinson & Company	85.00	Jun 2008	25	17,675	(12,750)
	Biogen Idec, Inc.	75.00	Apr 2008	62	53,847	(111,600)
	Biogen Idec, Inc.	55.00	Jan 2009	32	22,624	(18,880)
	BioMarin Pharmaceutical, Inc.	20.00	Jan 2008	51	20,757	(255)
	BioMarin Pharmaceutical, Inc.	25.00	Jan 2009	63	32,192	(10,395)
	BioMarin Pharmaceutical, Inc.	40.00	Jan 2009	31	25,947	(24,800)
	Bristol Myers Squibb Company	32.50	Jan 2008	67	25,594	(41,540)
	C.R. Bard, Inc.	80.00	Jan 2009	19	12,673	(5,035)
	Celgene Corp.	55.00	Jul 2008	18	15,726	(19,980)
	Celgene Corp.	70.00	Jan 2009	28	44,160	(67,760)
	Celgene Corp.	50.00	Jan 2009	21	21,547	(19,530)
	Cephalon, Inc.	75.00	Feb 2008	31	10,137	(14,260)
	Cephalon, Inc.	75.00	May 2008	33	16,592	(21,120)

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Health Sciences, continued	PUTS
	Cephalon, Inc.	$70.00	Jan 2009	$31	$17,032	($19,840)
	Cephalon, Inc.	80.00	Jan 2009	31	29,645	(35,030)
	Cerner Corp.	60.00	Mar 2008	31	22,847	(16,430)
	Cerner Corp.	60.00	Jan 2009	13	11,531	(10,660)
	Charles River Laboratories International, Inc.	60.00	Feb 2008	31	18,287	(930)
	Charles River Laboratories International, Inc.	65.00	May 2008	38	16,986	(12,920)
	Charles River Laboratories International, Inc.	65.00	Jan 2009	13	7,241	(5,590)
	Cigna Corp.	60.00	Jan 2008	105	63,446	(65,100)
	Cigna Corp.	50.00	Jan 2008	6	3,642	(120)
	Cigna Corp.	55.00	Apr 2008	16	8,214	(6,080)
	Cigna Corp.	50.00	Jan 2009	13	9,321	(5,070)
	Cigna Corp.	55.00	Jan 2009	19	15,713	(11,590)
	Community Health Systems, Inc.	35.00	Jan 2009	13	6,751	(3,900)
	Covance, Inc.	80.00	Jan 2009	32	23,539	(12,800)
	Covance, Inc.	90.00	Jan 2009	12	9,924	(9,360)
	Covidien, Ltd.	40.00	Jul 2008	38	12,616	(5,890)
	Covidien, Ltd.	45.00	Jul 2008	13	5,280	(4,290)
	Cubist Pharmaceuticals, Inc.	20.00	Jan 2008	80	31,613	(4,800)
	CVS Caremark, Corp.	45.00	Jan 2009	79	48,302	(54,510)
	CVS Caremark, Corp.	40.00	Jan 2009	31	12,998	(12,400)
	Davita, Inc.	65.00	Jan 2008	63	31,940	(53,550)
	Davita, Inc.	70.00	Apr 2008	94	83,853	(126,900)
	Dentsply International, Inc.	45.00	Apr 2008	63	30,680	(13,545)
	Dentsply International, Inc.	45.00	Jul 2008	13	6,675	(3,770)
	Elan Corp., PLC	17.50	Jan 2008	34	13,668	(646)
	Elan Corp., PLC	22.50	Jan 2008	57	10,299	(7,695)
	Elan Corp., PLC	22.50	Jan 2009	63	32,570	(32,760)
	Eli Lilly & Company	50.00	Apr 2008	31	6,107	(4,650)
	Express Scripts, Inc.	65.00	Jan 2009	38	35,047	(19,380)
	Forest Laboratories, Inc.	45.00	Jan 2008	17	7,599	(13,940)
	Genentech, Inc.	80.00	Jan 2008	27	15,685	(34,830)
	Genentech, Inc.	70.00	Jan 2009	25	20,272	(18,950)
	Gen-Probe, Inc.	55.00	Jan 2008	20	11,540	(200)
	Genzyme Corp.	70.00	Jan 2008	31	26,692	(1,860)
	Gilead Sciences, Inc.	42.50	Jan 2008	31	16,799	(620)
	Gilead Sciences, Inc.	37.50	Jan 2008	62	13,950	(620)
	Gilead Sciences, Inc.	42.50	Jan 2009	13	9,321	(4,940)
	Health Net, Inc.	50.00	Jan 2009	63	33,830	(32,130)
	Healthways, Inc.	60.00	Feb 2008	27	16,956	(9,450)
	Healthways, Inc.	60.00	Jan 2009	6	6,342	(4,800)
	Hologic, Inc.	60.00	Mar 2008	6	2,202	(840)
	Humana, Inc.	65.00	Jan 2008	33	21,681	(330)
	Humana, Inc.	70.00	Jan 2008	25	27,034	(1,125)
	Humana, Inc.	70.00	Jan 2009	63	56,029	(44,100)
	Humana, Inc.	80.00	Jan 2009	47	61,768	(55,930)
	Idexx Laboratories, Inc.	60.00	Jan 2009	36	15,120	(14,760)
	Imclone Systems, Inc.	45.00	Jan 2008	2	1,444	(560)
	Imclone Systems, Inc.	40.00	Jan 2008	67	30,318	(3,015)
	Imclone Systems, Inc.	45.00	May 2008	19	10,963	(10,070)
	Imclone Systems, Inc.	40.00	Jan 2009	25	19,965	(12,500)
	Immucor Corp.	35.00	Mar 2008	24	12,168	(6,600)
	Immucor Corp.	30.00	Jan 2009	12	4,479	(2,940)
	Immucor Corp.	35.00	Jan 2009	12	7,257	(5,520)
	Intermune, Inc.	25.00	Jan 2009	169	228,032	(229,840)
	Intuitive Surgical, Inc.	300.00	Apr 2008	10	38,446	(30,200)
	Invitrogen Corp.	75.00	Jan 2008	28	18,318	(140)
	Invitrogen Corp.	85.00	Jan 2008	31	16,007	(930)
	Invitrogen Corp.	85.00	May 2008	31	21,297	(8,990)
	Laboratory Corp. of America Holdings	85.00	Feb 2008	1	577	(930)
	Laboratory Corp. of America Holdings	75.00	Jan 2009	13	6,710	(6,760)
	Laboratory Corp. of America Holdings	80.00	Jan 2009	10	7,439	(7,400)
	Manor Care, Inc.	60.00	Jan 2008	41	8,192	(205)
	Manor Care, Inc.	65.00	Jan 2008	10	2,720	(50)

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Health Sciences, continued	PUTS
	Matria Healthcare, Inc.	$30.00	Mar 2008	$20	$10,412	($12,400)
	McKesson Corp.	55.00	Jan 2008	14	4,438	(70)
	McKesson Corp.	60.00	Jan 2008	25	14,925	(375)
	McKesson Corp.	57.50	Feb 2008	13	5,941	(455)
	McKesson Corp.	60.00	Jan 2009	13	10,101	(5,200)
	Medicines Company	20.00	Jan 2008	80	25,841	(10,400)
	Medimmune, Inc.	35.00	Jan 2008	49	17,976	(490)
	Medimmune, Inc.	45.00	Jan 2008	13	4,121	(130)
	Medtronic, Inc.	50.00	Jan 2009	13	7,241	(5,590)
	Merck & Company, Inc.	60.00	Jan 2008	46	45,052	(9,660)
	MGI Pharma, Inc.	25.00	Jan 2008	32	11,424	(160)
	MGI Pharma, Inc.	35.00	Jul 2008	31	12,513	(310)
	Millennium Pharmaceuticals, Inc.	15.00	Jan 2009	123	30,073	(25,215)
	Millennium Pharmaceuticals, Inc.	20.00	Jan 2009	38	20,026	(20,140)
	Millipore Corp.	80.00	Jan 2009	32	28,383	(19,520)
	Monsanto Company	80.00	Jan 2008	12	17,118	(60)
	Monsanto Company	75.00	Apr 2008	63	40,113	(5,670)
	Monsanto Company	80.00	Apr 2008	42	26,313	(6,510)
	Monsanto Company	80.00	Jan 2009	44	54,633	(27,720)
	Neurocrine Biosciences, Inc.	15.00	Jan 2008	14	6,847	(14,420)
	Onyx Pharmaceuticals, Inc.	40.00	Jan 2008	31	22,587	(310)
	Onyx Pharmaceuticals, Inc.	50.00	Jan 2008	18	15,026	(990)
	Onyx Pharmaceuticals, Inc.	50.00	May 2008	43	42,130	(17,200)
	Onyx Pharmaceuticals, Inc.	30.00	Jan 2009	38	37,125	(10,070)
	Onyx Pharmaceuticals, Inc.	45.00	Jan 2009	61	79,934	(50,630)
	Onyx Pharmaceuticals, Inc.	50.00	Jan 2009	38	58,826	(41,420)
	Onyx Pharmaceuticals, Inc.	35.00	Jan 2009	37	40,252	(15,540)
	OSI Pharmaceuticals, Inc.	30.00	Jan 2009	38	19,442	(9,310)
	Pfizer, Inc.	25.00	Jan 2009	63	15,008	(22,995)
	Pharmion Corp.	45.00	Jan 2008	63	49,721	(1,575)
	Pharmion Corp.	50.00	Jan 2008	37	34,825	(1,110)
	Schein Henry, Inc.	55.00	Jan 2008	13	4,901	(195)
	Schein Henry, Inc.	60.00	Jan 2009	30	17,480	(11,400)
	Schering-Plough Corp.	35.00	Jan 2009	25	17,295	(21,750)
	Schering-Plough Corp.	30.00	Jan 2009	26	10,772	(13,260)
	Shire PLC	75.00	Jan 2009	19	22,933	(22,040)
	St. Jude Medical, Inc.	45.00	Jan 2008	62	25,318	(26,660)
	Stryker Corp.	70.00	Jan 2008	19	10,013	(475)
	Stryker Corp.	75.00	Mar 2008	38	20,216	(12,540)
	Stryker Corp.	75.00	Jan 2009	58	48,495	(37,700)
	Stryker Corp.	70.00	Jan 2009	13	9,581	(5,850)
	Teva Pharmaceutical Industries, Ltd.	50.00	Jan 2009	44	28,027	(24,200)
	Teva Pharmaceutical Industries, Ltd.	45.00	Jan 2009	32	17,784	(10,240)
	Varian, Inc.	45.00	Jan 2008	40	12,380	(200)
	Vertex Pharmaceuticals Inc	30.00	Jan 2009	51	37,366	(44,370)
	Vertex Pharmaceuticals Inc	35.00	Jan 2009	43	42,424	(53,750)
	Walgreen Company	40.00	Jan 2009	147	54,958	(62,769)
	Walgreen Company	45.00	Jan 2009	74	50,057	(54,760)
	Waters Corp.	65.00	Jan 2008	29	13,373	(290)
	Wellcare Health Plans, Inc.	35.00	Jan 2009	95	126,009	(44,650)
	WellPoint, Inc.	80.00	Jan 2009	11	7,337	(4,730)
	Wyeth	50.00	Jan 2009	80	59,294	(72,800)
	Zimmer Holdings, Inc.	90.00	Jan 2009	24	26,347	(56,400)
				$5,659	$3,825,363	($2,954,169)

Mutual Shares	CALLS
	Anglo American PLC	$3,400.00	Mar 2008	$2,600	$18,953	($6,702)
	Transocean, Inc.	130.00	Feb 2008	12	7,929	(8,568)
				$2,612	$26,882	($15,270)

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Securities Lending  All Portfolios of the Trust described in this Annual Report may enter into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits the Portfolios to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Portfolios. The risk of having one primary borrower of securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Portfolios may lend securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive collateral against the loaned securities and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Portfolios receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, cash collateral was invested in the State Street Navigator Securities Lending Portfolio.

At December 31, 2007, the values of securities loaned and cash collateral were as follows:

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL
All Cap Core	$10,169,872	$10,373,269
All Cap Growth	3,960,396	4,039,604
All Cap Value	2,264,955	2,310,254
Blue Chip Growth	137,868,600	140,625,972
Capital Appreciation	45,656,753	46,569,888
Emerging Growth	6,327,118	6,453,660
Emerging Small Company	34,170,165	34,853,568
Equity-Income	48,801,136	49,777,159
Financial Services	8,705,163	8,879,266
Fundamental Value	28,591,967	29,163,806
Global	26,629,925	27,829,001
Global Allocation	3,590,425	3,662,234
Global Real Estate	57,582,626	59,734,810
Growth & Income	30,797,521	31,413,471
Income & Value	5,413,174	5,521,437
International Core	111,484,130	117,058,336
International Opportunities	53,595,269	56,275,032
International Small Cap	3,135,590	3,292,369
International Small Company	24,186,997	25,396,347
International Value	120,034,942	126,036,689
Large Cap	16,745,366	17,080,273
Large Cap Value	15,019,473	15,319,862
Managed	4,859,984	4,957,184
Mid Cap Stock	142,360,835	145,208,052
Mid Cap Value	22,350,274	22,797,279
Mid Cap Value Equity	3,088,179	3,149,943
Mid Value	12,893,336	13,151,203
Natural Resources	87,427,890	90,303,617
Overseas Equity	29,295,809	30,760,599
Quantitative All Cap	8,813,042	8,989,303
Quantitative Mid Cap	1,381,678	1,409,312
Quantitative Value	3,767,180	3,842,524
Real Estate Equity	10,722,188	10,936,632
Real Estate Securities	48,636,953	49,609,692
Science & Technology	7,765,916	7,921,234
Small Cap	30,460,076	31,069,278
Small Cap Growth	28,651,794	29,224,830
Small Cap Opportunities	50,796,139	51,812,061
Small Cap Value	29,481,856	30,071,493
Small Company	2,099,254	2,141,239
Small Company Growth	17,800,862	18,156,879
Small Company Value	40,747,471	41,562,420
U.S. Core	3,595,927	3,667,846
U.S. Global Leaders Growth	24,226,394	24,710,922

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL
U.S. Large Cap	$28,817,166	$29,393,509
U.S. Multi Sector	4,865,430	4,962,739
Utilities	1,938,503	1,977,273
Value & Restructuring	17,819,996	18,176,396
Vista	2,301,791	2,347,827

Investment Risk  Certain Portfolios of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Futures  All Portfolios of the Trust described in this Annual Report may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments, such as U.S. Treasury Bonds or Notes, or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Portfolios’ agent in acquiring the futures position). If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at December 31, 2007:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core	Russell 200 Index Futures	35	Long	Mar 2008	$22,601
	Russell 200 Mini Index Futures	595	Long	Mar 2008	96,292
	S&P 500 Index Futures	24	Long	Mar 2008	(127,902)
					($9,009)

Global Allocation	EOE Dutch Stock Index Futures	16	Long	Jan 2008	$39,300
	FTSE 100 Index Futures	51	Long	Mar 2008	148,220
	DAX Index Futures	10	Short	Mar 2008	(82,058)
	NIKKEI 225 Index Futures	23	Short	Mar 2008	142,058
	S&P/Toronto Stock Exchange 60 Index Futures	10	Short	Mar 2008	(34,917)
	SPI 200 Index Futures	9	Short	Mar 2008	(43,068)
	U.S. Treasury 5-Year Note Futures	16	Short	Mar 2008	(12,775)
					$156,760

International Core	CAC 40 10 Euro Index	118	Long	Jan 2008	$177,913
	DAX Index Futures	312	Long	Mar 2008	2,375,250
	EOE Dutch Stock Index Futures	9	Long	Jan 2008	33,410
	FTSE 100 Index Futures	63	Long	Mar 2008	182,435
	OMX 30 Index Futures	53	Long	Jan 2008	8,764
	Hang Seng Stock Index Futures	42	Long	Jan 2008	(81,514)
	MSCI Singapore Stock Index Futures	49	Long	Jan 2008	89,187
	S&P/MIB Index Futures	8	Long	Mar 2008	15,796
	TOPIX Index Futures	47	Long	Mar 2008	(90,169)
	IBEX 35 Index Futures	68	Short	Jan 2008	246,658
	Share Price Index 200 Futures	7	Short	Mar 2008	(25,691)
	S&P/Toronto Stock Exchange 60 Index Futures	254	Short	Mar 2008	(1,338,130)
					$1,593,909

Managed	S&P 500 Index Futures	105	Long	Mar 2008	($6,038)
					($6,038)

U.S. Core	S&P 500 Index Futures	68	Long	Mar 2008	($3,910)
					($3,910)

U.S. Multi Sector	S&P 500 Index Futures	673	Long	Mar 2008	($168,531)
					($168,531)

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Swap Contracts  All Portfolios of the Trust described in this Annual Report may enter into swap agreements. A swap is an exchange of cash payments between the portfolio and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Upfront payments made and/or received by the Portfolios are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss on the termination date. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument.

Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Portfolios may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a Portfolio assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.

The Portfolios had the following credit default swap contracts open at December 31, 2007:

PORTFOLIO	COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION†	(PAY)/RECEIVED FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Managed
	Bank of America	AMBAC Financial Group, Inc.	5,000,000	USD	Buy	(3.500%)	Dec 2012	($47,661)
	UBS AG	AMBAC Financial Group, Inc.	5,000,000	USD	Buy	(2.550%)	Dec 2012	143,201
	UBS AG	AMBAC Financial Group, Inc.	5,000,000	USD	Buy	(4.000%)	Dec 2012	(148,213)
	UBS AG	Capital One Bank	6,000,000	USD	Buy	(2.500%)	Dec 2012	39,082
	UBS AG	Louisiana Pacific Corp.	5,500,000	USD	Buy	(2.750%)	Dec 2012	(62,239)
	UBS AG	MDC Holdings, Inc.	10,000,000	USD	Buy	(1.700%)	Dec 2012	(95,298)
	UBS AG	Washington Mutual, Inc.	6,000,000	USD	Buy	(4.050%)	Dec 2012	(8,147)
								($179,275)

†	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the security.

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this Annual Report may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains/(losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured. The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation/(depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Funds could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

At December 31, 2007, certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts as of December 31, 2007, were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Allocation	BUYS
	Euro	490,000	5/29/08	$10,187
	Japanese Yen	3,832,900,000	5/29/08	(1,388,766)
	Japanese Yen	156,400,000	5/29/08	(5,363)
	Singapore Dollar	5,265,000	5/29/08	7,565
	Swedish Krona	110,430,000	5/29/08	(434,912)
	Swiss Franc	22,030,000	5/29/08	(578,088)
				($2,389,377)

	SELLS
	Australian Dollar	1,711,798	5/29/08	($16,631)
	Canadian Dollar	2,117,957	5/29/08	(1,140)
	Euro	40,524,138	5/29/08	542,906
	Euro	1,346,436	5/29/08	8,122
	Polish Zloty	1,067,338	5/29/08	(13,614)
	Pound Sterling	1,473,650	5/29/08	36,885
	Pound Sterling	15,440,456	5/29/08	468,382
				$1,024,910

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Real Estate	SELLS
	Australian Dollar	51,552,750	1/31/08	($1,039,341)
	Brazilian Real	4,758,189	1/31/08	(53,786)
	Canadian Dollar	5,951,049	1/31/08	(87,716)
	Euro	32,916,830	1/31/08	(544,865)
	Hong Kong Dollar	91,229,343	1/31/08	(16,997)
	Japanese Yen	79,287,905	1/31/08	(1,080,739)
	Malaysian Ringgit	2,099,249	1/31/08	(24,907)
	Norwegian Krone	2,234,440	1/31/08	(54,050)
	Philippine Peso	2,114,569	1/31/08	(24,771)
	Pound Sterling	35,366,693	1/31/08	114,674
	Singapore Dollar	18,274,038	1/31/08	(255,158)
	South African Rand	2,924,311	1/31/08	(46,871)
	Swedish Krona	2,729,168	1/31/08	(5,720)
				($3,120,247)

Income & Value	BUYS
	Euro	327,389	1/16/08	$220
	Euro	454,574	1/23/08	(3,723)
	Japanese Yen	40,778,810	1/16/08	(4,319)
	Japanese Yen	28,803,600	1/23/08	(3,628)
				($11,450)

	SELLS
	Euro	262,125	1/23/08	($1,154)
	Japanese Yen	668,611	1/23/08	11
	Pound Sterling	478,578	1/16/08	11,006
				$9,863

International Core	BUYS
	Australian Dollar	508,000	2/22/08	($3,056)
	Euro	4,362,000	2/22/08	110,522
	Euro	4,145,000	2/22/08	3,103
	Euro	10,555,000	2/22/08	(10,158)
	Euro	4,328,000	2/22/08	(13,791)
	Hong Kong Dollar	43,605,000	2/22/08	(27,903)
	Japanese Yen	1,522,710,060	2/22/08	(230,145)
	Japanese Yen	1,112,447,060	2/22/08	(142,011)
	Japanese Yen	1,640,135,060	2/22/08	(58,508)
	Japanese Yen	1,112,447,060	2/22/08	(145,064)
	Japanese Yen	1,112,447,060	2/22/08	(147,942)
	Japanese Yen	1,112,447,060	2/22/08	(156,484)
	Japanese Yen	1,613,868,060	2/22/08	(120,368)
	New Zealand Dollar	6,828,727	2/22/08	93,943
	New Zealand Dollar	6,828,727	2/22/08	88,616
	New Zealand Dollar	7,035,658	2/22/08	103,403
	Pound Sterling	1,716,000	2/22/08	(80,548)
	Pound Sterling	1,798,000	2/22/08	(9,386)
	Pound Sterling	1,388,000	2/22/08	(97,137)
	Swedish Krona	6,689,000	2/22/08	19,992
	Swedish Krona	6,211,000	2/22/08	(2,563)
	Swedish Krona	104,350,774	2/22/08	(371,651)
	Swedish Krona	101,281,634	2/22/08	(364,022)
	Swedish Krona	50,034,000	2/22/08	(149,292)
	Swedish Krona	101,281,634	2/22/08	(383,359)
	Swiss Franc	21,449,834	2/22/08	(214,751)
	Swiss Franc	19,521,834	2/22/08	(199,517)

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core, continued	SELLS
	Swiss Franc	19,521,834	2/22/08	($175,129)
	Swiss Franc	19,521,834	2/22/08	(183,438)
	Swiss Franc	19,521,834	2/22/08	(174,659)
	Swiss Franc	21,784,834	2/22/08	(149,619)
	Swiss Franc	21,974,834	2/22/08	(138,360)
				($3,329,282)

	SELLS
	Australian Dollar	6,259,653	2/22/08	$61,019
	Australian Dollar	6,278,823	2/22/08	80,189
	Australian Dollar	14,268,368	2/22/08	36,982
	Australian Dollar	2,332,188	2/22/08	111,518
	Australian Dollar	6,257,946	2/22/08	59,312
	Canadian Dollar	9,481,564	2/22/08	51,089
	Canadian Dollar	9,227,658	2/22/08	74,550
	Canadian Dollar	9,239,368	2/22/08	86,260
	Danish Kroner	1,439,383	2/22/08	2,027
	Danish Kroner	1,440,045	2/22/08	2,689
	Euro	13,502,058	2/22/08	13,805
	Euro	13,515,905	2/22/08	27,653
	Euro	13,501,643	2/22/08	13,390
	Euro	13,506,529	2/22/08	18,277
	Euro	13,506,437	2/22/08	18,185
	Euro	13,484,679	2/22/08	(3,573)
	Euro	13,497,310	2/22/08	9,058
	Hong Kong Dollar	1,104,987	2/22/08	2,933
	Hong Kong Dollar	1,104,766	2/22/08	2,712
	Japanese Yen	5,650,624	2/22/08	38,616
	Japanese Yen	4,560,932	2/22/08	(89,177)
	Norwegian Krone	1,544,917	2/22/08	(9,944)
	Norwegian Krone	1,543,868	2/22/08	(10,993)
	Norwegian Krone	1,530,183	2/22/08	44,855
	Norwegian Krone	1,526,815	2/22/08	34,867
	Norwegian Krone	3,058,253	2/22/08	42,170
	Pound Sterling	7,642,327	2/22/08	132,948
	Pound Sterling	2,000,000	2/22/08	67,900
	Pound Sterling	14,965,016	2/22/08	395,726
	Pound Sterling	14,517,768	2/22/08	376,987
	Pound Sterling	14,500,971	2/22/08	360,191
	Swiss Franc	8,072,434	2/22/08	(5,249)
	Swiss Franc	4,692,718	2/22/08	23,161
				$2,070,133

Mutual Shares	BUYS
	Euro	817,396	3/13/2008	($2,811)
	Japanese Yen	70,428,752	3/19/2008	11,272
				$8,461

	SELLS
	Canadian Dollar	398,409	3/26/2008	$2,360
	Canadian Dollar	1,011,834	3/26/2008	(13,705)
	Canadian Dollar	307,453	3/26/2008	3,267
	Danish Kroner	2,300,471	4/23/2008	(75,228)
	Euro	226,682	3/13/2008	(7,414)
	Euro	5,967,909	3/13/2008	(90,543)
	Euro	31,181,453	3/13/2008	(1,139,917)
	Euro	12,562,998	3/13/2008	(240,343)

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Mutual Shares, continued	SELLS
	Japanese Yen	97,500	3/19/2008	($3,209)
	Japanese Yen	3,044,693	3/19/2008	(50,579)
	Japanese Yen	621,200	3/19/2008	(13,944)
	Norwegian Krone	112,861	2/19/2008	427
	Norwegian Krone	5,493,669	2/19/2008	16,845
	Pound Sterling	10,003,735	1/10/2008	211,997
	Pound Sterling	6,467,163	1/10/2008	62,493
	Singapore Dollar	837,455	1/24/2008	(33,593)
	Singapore Dollar	246,661	1/24/2008	(845)
	South Korean Won	70,000	3/27/2008	1,646
	South Korean Won	203,000	3/27/2008	3,352
	South Korean Won	244,500	3/27/2008	4,655
	South Korean Won	490,000	3/27/2008	6,555
	Swedish Krona	1,559,167	1/15/2008	8,859
	Swedish Krona	345,503	1/15/2008	5,484
	Swiss Franc	1,349,013	3/7/2008	5,169
	Swiss Franc	1,121,006	3/7/2008	9,652
	Swiss Franc	939,240	3/7/2008	8,108
	Swiss Franc	1,426,105	3/7/2008	5,300
				($1,313,151)

Overseas Equity	SELLS
	Japanese Yen	3,165,000	3/5/08	$45,224
				$45,224

Utilities	BUYS
	Euro	60,309	2/5/08	($560)
	Euro	55,335	2/5/08	1,170
	Euro	79,760	2/13/08	(648)
	Euro	196,347	2/13/08	(1,204)
	Euro	116,918	2/13/08	2,299
	Pound Sterling	39,745	2/5/08	(61)
	Pound Sterling	85,012	2/11/08	(4,769)
	Pound Sterling	43,970	2/11/08	(2,365)
	Pound Sterling	177,524	2/14/08	(9,746)
	Pound Sterling	39,964	2/14/08	(970)
				($16,854)

	SELLS
	Euro	122,931	1/16/08	($1,884)
	Euro	453,169	1/16/08	2,013
	Euro	545,391	1/16/08	1,514
	Euro	2,127,282	1/16/08	(39,580)
	Euro	13,706,777	1/16/08	38,287
	Euro	74,384	2/5/08	452
	Euro	100,222	2/5/08	(1,470)
	Euro	582,726	2/13/08	3,214
	Euro	761,868	2/13/08	(10,360)
	Euro	894,475	2/13/08	(11,824)
	Euro	1,296,679	2/13/08	(18,304)
	Euro	2,717,442	2/13/08	6,214
	Pound Sterling	183,285	2/5/08	460
	Pound Sterling	70,620	2/11/08	1,497
	Pound Sterling	127,010	2/11/08	3,436
	Pound Sterling	6,139,909	2/14/08	70,157
	Pound Sterling	227,520	2/14/08	2,276
				$46,098

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Vista	SELLS
	Danish Kroner	783,274	1/31/08	($13,454)
	Japanese Yen	2,672,594	1/31/08	(54,507)
	Pound Sterling	1,175,392	1/31/08	(1,266)
				($69,227)

Forward Commitments  All Portfolios of the Trust described in this Annual Report may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Portfolios at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

In a To Be Announced (“TBA”) transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.

The Portfolio may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Portfolio identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Portfolio’s net asset value starting on the day the Portfolio agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Portfolios are not responsible for payment of subadvisory fees. In the case of the JHT American Portfolios, no advisory fees are charged. Advisory fees charged to all other Portfolios are as follows:

Portfolio	Average Net Assets All Asset Levels
Classic Value	0.800%
Emerging Growth	0.800	*
Growth & Income	0.675
Managed	0.690
Mutual Shares	0.960
Real Estate Securities	0.700	*
Small Cap	0.850	*

Portfolio	First $500 million of Aggregate Net Assets*		Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
All Cap Core	0.800%		0.750%	0.750%
All Cap Growth	0.850		0.825	0.800
American Fundamental Holdings	0.050		0.040	0.040
American Gloabl Diversification	0.050		0.040	0.040
Blue Chip Growth	0.825		0.825	0.800
Emerging Small Company	0.970		0.900	0.900
Equity-Income	0.825		0.825	0.800
Global Allocation	0.850		0.800	0.800
Mid Cap Intersection	0.875		0.850	0.850
Overseas Equity	0.990		0.850	0.850
Quantitative Value	0.700		0.650	0.600
U.S. Global Leaders Growth	0.712	5	0.675	0.675
Value & Restructuring	0.825		0.800	0.775

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $1.5 billion of Aggregate Net Assets*	Between $1.5 billion and $2.0 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Large Cap Value	0.825%	0.800%	0.775%	0.720%	0.700%

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Health Sciences	1.050%	1.050%	1.050%	1.000%	1.000%
International Small Cap	1.050	1.050	0.950	0.850	0.850
International Value	0.950	0.950	0.850	0.800	0.800
Mid Cap Stock	0.875	0.875	0.850	0.825	0.825
Mid Cap Value	0.900	0.900	0.850	0.825	0.825
Mid Value	1.050	0.950	0.950	0.950	0.950
Natural Resources	1.050	1.000	1.000	1.000	1.000
Pacific Rim	0.800	0.800	0.800	0.700	0.700
Quantitative All Cap	0.750	0.700	0.700	0.700	0.700
Quantitative Mid Cap	0.750	0.750	0.650	0.650	0.650
Science & Technology	1.050	1.050	1.050	1.000	1.000
Small Cap Opportunities	1.000	1.000	1.000	0.950	0.950
Small Company Value	1.050	1.050	1.050	1.000	1.000
Value	0.750	0.750	0.725	0.650	0.650

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
All Cap Value	0.850%	0.850%	0.800%	0.750%
Financial Services	0.850	0.800	0.800	0.750
Fundamental Value	0.850	0.800	0.800	0.750

Portfolio	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Between $400 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Vista	0.900%	0.850%	0.825%	0.800%

Portfolio	First $300 million of Aggregate Net Assets*	Between $300 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Capital Appreciation	0.850%	0.800%	0.700%	0.670%

Portfolio	First $350 million of Aggregate Net Assets*	Excess Over $350 million of Aggregate Net Assets*
Core Equity	0.850%	0.750%

Portfolio	First $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Global	0.850%	0.800%
Small Cap Intrinsic Value	0.900	0.850

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $1 billion of Aggregate Net Assets*	Between $1 billion and $2 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
U.S. Large Cap	0.825%	0.725%	0.700%

Portfolio	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
U.S. Core	0.780%	0.760%	0.750%	0.740%
U.S. Multi Sector	0.780	0.760	0.750	0.740

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Emerging Markets Value	1.000%	0.950%	0.950%
International Core	0.920	0.895	0.880
International Small Company[1]	1.000	0.950	0.950

1	Until May 1, 2007, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.030% of the first $100 million of the Portfolio’s average net assets and (b) 0.980% of the Portfolio’s average net assets in excess of $1 billion.

Portfolio	First $750 million of Aggregate Net Assets*	Between $750 million and $1.5 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
International Opportunities	0.900%	0.850%	0.800%

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Income & Value	0.800%	0.800%	0.750%	0.750%
Small Cap Growth	1.100	1.050	1.050	1.050
Small Cap Value	1.100	1.050	1.050	1.050

Portfolio	First $125 million of Aggregate Net Assets*	Excess Over $125 million of Aggregate Net Assets*
Small Company	1.050%	1.000%

Portfolio	First $250 million of Aggregate Net Assets*	Excess Over $250 million of Aggregate Net Assets*
Small Company Growth[1]	1.050%	1.000%

1	When aggregate net assets exceed $1 billion, the advisory fee for Small Company Growth is 1.000% on all assets.

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Dynamic Growth	0.900%	0.850%	0.825%	0.800%
Mid Cap Value Equity	0.875	0.850	0.825	0.800
Real Estate Equity	0.875	0.850	0.825	0.825

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Excess Over $750 million of Aggregate Net Assets*
Global Real Estate	0.950%	0.950%	0.925%	0.900%
Large Cap	0.780	0.730	0.680	0.650

Portfolio	First $600 million of Aggregate Net Assets*	Between $600 million and $900 million of Aggregate Net Assets*	Between $900 million and $1.5 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
Utilities	0.825%	0.800%	0.775%	0.700%

The advisor fee for Franklin Templeton Founding Allocation has two components: (a) a fee on net assets invested in Affliated Funds (“Affliated Fund Assets”) and (b) a fee on net assets not invested in Affliated Funds (“Other Assets”). Affliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following Funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Total Bond Market B.

The fee on Affliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Affliated Fund Assets of the Franklin Templeton Founding Allocation Trust.

Portfolio	First $500 million	Excess Over $500 million
Franklin Templeton Founding Allocation	0.050%	0.040%

The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Franklin Templeton Founding Allocation Trust.

Portfolio	First $500 million	Excess Over $500 million
Franklin Templeton Founding Allocation	0.500%	0.490%

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II and John Hancock Funds III.

John Hancock Funds II and John Hancock Funds III are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
All Cap Core	Deutsche Investment Management Americas Inc.
All Cap Growth	AIM Capital Management, Inc.
All Cap Value	Lord, Abbett & Co. LLC
Blue Chip Growth	T. Rowe Price Associates, Inc.
Capital Appreciation	Jennison Associates, LLC
Classic Value	Pzena Investment Management, LLC.
Core Equity	Legg Mason Capital Management, Inc.
Dynamic Growth[1]	Deutsche Investment Management Americas Inc.
Emerging Growth	MFC Global Investment Management (U.S.) LLC*
Emerging Markets Value	Dimensional Fund Advisors
Emerging Small Company	RCM Capital Management, LLC
Equity-Income	T. Rowe Price Associates, Inc.
Financial Services	Davis Selected Advisers, L.P.
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited*
Fundamental Value	Davis Selected Advisers, L.P.
Global	Templeton Global Advisors Limited
Global Allocation	UBS Global Asset Management (Americas) Inc.
Global Real Estate	Deutsche Investment Management Americas Inc.
Growth & Income	Independence Investments, LLC
Health Sciences	T. Rowe Price Associates, Inc.
Income & Value	Capital Guardian Trust Company
International Core	Grantham, Mayo, Van Otterloo & Co., LLC
International Opportunities	Marsico Capital Management, LLC
International Small Cap	Templeton Investment Counsel, LLC
International Small Company	Dimensional Fund Advisors

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	Subadviser
International Value	Templeton Investment Counsel, LLC
Large Cap	UBS Global Asset Management (Americas) Inc.
Large Cap Value	BlackRock Investment Management, LLC
Managed	Grantham, Mayo, Van Otterloo & Co. LLC and Declaration Management and Research LLC
Mid Cap Intersection	Wellington Management Company, LLP
Mid Cap Stock	Wellington Management Company, LLP
Mid Cap Value	Lord, Abbett & Co. LLC
Mid Cap Value Equity	RiverSource Investments, LLC
Mid Value	T. Rowe Price Associates, Inc.
Mutual Shares	Franklin Mutual Advisers, LLC
Natural Resources	Wellington Management Company, LLP
Overseas Equity	Capital Guardian Trust Company
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited*
Quantitative All Cap	MFC Global Investment Management (U.S.A.) Limited*
Quantitative Mid Cap	MFC Global Investment Management (U.S.A.) Limited*
Quantitative Value	MFC Global Investment Management (U.S.A.) Limited*
Real Estate Equity	T. Rowe Price Associates, Inc.
Real Estate Securities	Deutsche Investment Management Americas Inc.
Science & Technology	T. Rowe Price Associates, Inc. and RCM Capital Management, LLC
Small Cap	Independence Investments, LLC
Small Cap Growth	Wellington Management Company, LLP
Small Cap Intrinsic Value	MFC Global Investment Management (U.S.A.) Limited*
Small Cap Opportunities	Munder Capital Management
Small Cap Value	Wellington Management Company, LLP
Small Company	American Century Investment Management, Inc.
Small Company Growth	AIM Capital Management, Inc.
Small Company Value	T. Rowe Price Associates, Inc.
U.S. Core	Grantham, Mayo, Van Otterloo & Co., LLC
U.S. Global Leaders Growth	Sustainable Growth Advisers, L.P.
U.S. Large Cap	Capital Guardian Trust Company
U.S. Multi Sector	Grantham, Mayo, Van Otterloo & Co., LLC
Utilities	Massachusetts Financial Services Company
Value	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)
Value & Restructuring	UST Advisers, Inc.
Vista	American Century Investment Management, Inc.

*  An affiliate of the Adviser.

1	Effective December 14, 2007, the Subadviser changed to Wellington Management Company, LLP.

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The investment management fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
All Cap Core	0.77%	Mid Cap Intersection	0.87%
All Cap Growth	0.85%	Mid Cap Stock	0.84%
All Cap Value	0.83%	Mid Cap Value	0.85%
American Fundamental Holding	0.05%	Mid Cap Value Equity	0.87%
American Global Diversification	0.05%	Mid Value	0.97%
Blue Chip Growth	0.81%	Mutual Shares	0.96%
Capital Appreciation	0.73%	Natural Resources	1.00%
Classic Value	0.80%	Overseas Equity	0.97%
Core Equity	0.77%	Pacific Rim	0.80%
Dynamic Growth	0.90%	Quantitative All Cap	0.71%
Emerging Growth	0.80%	Quantitative Mid Cap	0.75%
Emerging Markets Value	0.96%	Quantitative Value	0.65%
Emerging Small Company	0.97%	Real Estate Equity	0.86%
Equity-Income	0.81%	Real Estate Securities	0.70%
Financial Services	0.81%	Science & Technology	1.05%
Franklin Templeton Founding Allocation	0.05%	Small Cap	0.85%
Fundamental Value	0.76%	Small Cap Growth	1.07%
Global	0.81%	Small Cap Intrinsic Value	0.90%
Global Allocation	0.85%	Small Cap Opportunities	0.99%
Global Real Estate	0.93%	Small Cap Value	1.06%
Growth & Income	0.67%	Small Company	1.04%
Health Sciences	1.05%	Small Company Growth	1.03%
Income & Value	0.80%	Small Company Value	1.02%
International Core	0.89%	U.S. Core	0.76%
International Opportunities	0.87%	U.S. Global Leaders Growth	0.69%
International Small Cap	0.91%	U.S. Large Cap	0.82%
International Small Company	0.97%	U.S. Multi Sector	0.75%
International Value	0.81%	Utilities	0.82%
Large Cap	0.71%	Value	0.74%
Large Cap Value	0.81%	Value & Restructuring	0.82%
Managed	0.69%	Vista	0.88%

Expense Reimbursements  The Adviser agreed to voluntarily reduce its advisory fee or reimburse each Portfolio if the total of all expenses (excluding taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios) exceed the following:

–	0.50% of the average net assets of All Cap Core, All Cap Growth, All Cap Value, Blue Chip Growth, Capital Appreciation, Classic Value, Core Equity, Dynamic Growth, Emerging Small Company, Equity-Income, Financial Services, Fundamental Value, Global Allocation, Growth & Income, Health Sciences, Income & Value, Large Cap, Large Cap Value, Managed, Mid Cap Intersection, Mid Cap Stock, Mid Cap Value, Mid Cap Value Equity, Mid Value, Natural Resources, Quantitative All Cap, Quantitative Mid Cap, Quantitative Value, Real Estate Equity, Real Estate Securities, Science & Technology, Small Cap Growth, Small Cap Opportunities, Small Cap Value, Small Cap, Small Cap Intrinsic Value, Small Company, Small Company Growth, Small Company Value, U.S. Core, U.S. Global Leaders Growth, U.S. Large Cap, U.S. Multi Sector, Utilities, Value, Value & Restructuring and Vista; and

–	0.75% of the average net assets of Emerging Markets Value, Global Real Estate, International Core, International Opportunities, International Small Cap, International Small Company, International Value, Overseas Equity and Pacific Rim.

In the cases of Emerging Growth, Global and Mutual Shares, the Adviser has contractually agreed to waive advisory fees or reimburse the Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, printing and postage, blue sky and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Emerging Growth, Global, and Mutual Shares Portfolios) exceed 0.25%, 0.15%, 0.10% of average daily net assets, respectively. The expense reimbursement shall continue in effect until May 1, 2008, and thereafter until termination by the Adviser on notice of the Trust.

In the case of Franklin Templeton Founding Allocation, the Adviser has agreed that if total expenses (absent reimbursement) exceed 0.025% of the average daily net assets, the Adviser would reimburse expenses by an amount such that the total expenses of the Portfolio equal 0.025%. For purposes of the expense reimbursement, total expenses would include the advisory fee but exclude the expenses of the underlying funds and Rule 12b-1 fees. This voluntary expense reimbursement may be terminated at any time after May 1, 2008.

The Adviser has agreed to waive its management fee for certain portfolios of the Trust or otherwise reimburse the expenses of those portfolios (the “Participating Portfolios”) as set forth below (the “Reimbursement”). The Participating Portfolios are all portfolios of the Trust except the following: American Asset Allocation, American Bond, American Blue Chip Income and Growth Trust, American Fundamental Holding, American Global Diversification, American Global Growth, American Global

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Small Cap, American Growth, American Growth-Income, American High Income Bond, American International, American New World, Franklin Templeton Founding Allocation and Mutual Shares.

The Reimbursement equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each portfolio. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Blue Chip Growth, Equity-Income, Global, Health Sciences, International Value, Mid Value, Real Estate Equity, Science & Technology and Small Company Value in the amount of $910,594, $848,406, $90,085, $137,172, $263,977, $99,006, $107,426, $110,945 and $364,997, respectively. These expense reimbursements are shown as a reduction of total expenses in the Statement of Operations.

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and record keeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of 0.01% of the Portfolio’s average daily net assets, with the exception of American Fundamental Holding, American Global Diversification and Growth & Income, in which the effective rate was less than 0.005%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I, Series II and Series III of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios, except for JHT American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income, American International and American New World make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value. American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International make payments to JHT at annual rate not to exceed 0.35% of Series I average daily net asset value and 0.50% of Series II average daily net asset value. American Asset Allocation, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American High-Income Bond and American New World make payments to JHT at annual rate not to exceed 0.60% of Series I average daily net asset value and 0.75% of Series II average daily net asset value. JHT American Fundamental Holdings and American Global Diversification make payments to JHT at an annual rate not to exceed 0.25% of Series III average daily net asset value.

4.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5.  LINE OF CREDIT All Portfolios of the trust described in this Annual Report with the exception of JHT American Portfolios have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. Effective October 12, 2007, the commitment fee was changed from 0.07% to 0.05%. For the year ended December 31, 2007, there were no borrowings under the line of credit.

6.  FUND SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2007, and December 31, 2006, were as follows:

All Cap Core	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	429,637	$8,611,456	219,886	$4,057,658
Distributions reinvested	142,216	2,827,369	86,874	1,561,987
Repurchased	(2,795,238)	(56,716,642)	(2,674,441)	(48,932,746)
Net increase (decrease)	(2,223,385)	($45,277,817)	(2,367,681)	($43,313,101)
Series II shares
Sold	685,079	$14,141,583	154,806	$2,824,222
Distributions reinvested	8,166	161,565	3,605	64,637
Repurchased	(330,882)	(6,787,125)	(231,570)	(4,201,034)
Net increase (decrease)	362,363	$7,516,023	(73,159)	($1,312,175)
Series NAV shares
Sold	18,651,285	$378,105,201	19,645,593	$360,696,606
Distributions reinvested	451,124	8,954,686	195	3,506
Repurchased	(276,872)	(5,654,037)	(31,154)	(577,395)
Net increase (decrease)	18,825,537	$381,405,850	19,614,634	$360,122,717
Net increase (decrease)	16,964,515	$343,644,056	17,173,794	$315,497,441

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

All Cap Growth	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	12,881	$250,415	79,456	$1,386,528
Distributions reinvested	5,105	100,163	—	—
Repurchased	(3,348,806)	(64,274,569)	(3,495,753)	(59,929,867)
Net increase (decrease)	(3,330,820)	($63,923,991)	(3,416,297)	($58,543,339)
Series II shares
Sold	104,630	$2,056,531	142,179	$2,391,182
Repurchased	(381,670)	(7,161,018)	(487,957)	(8,283,659)
Net increase (decrease)	(277,040)	($5,104,487)	(345,778)	($5,892,477)
Series NAV shares
Sold	1,226,456	$23,453,737	2,662,007	$45,700,221
Distributions reinvested	9,591	184,904	—	—
Repurchased	(814,952)	(15,441,294)	(37,033)	(637,174)
Net increase (decrease)	421,095	$8,197,347	2,624,974	$45,063,047
Net increase (decrease)	(3,186,765)	($60,831,131)	(1,137,101)	($19,372,769)

All Cap Value	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	571,814	$7,362,174	441,856	$4,008,683
Distributions reinvested	3,302,100	28,075,325	1,293,426	15,792,737
Repurchased	(1,314,756)	(17,270,519)	(1,299,393)	(15,170,831)
Net increase (decrease)	2,559,158	$18,166,980	435,889	$4,630,589
Series II shares
Sold	26,327	$347,275	388,893	$5,132,921
Distributions reinvested	2,790,870	23,703,738	1,237,368	15,083,511
Repurchased	(1,427,868)	(18,769,727)	(1,015,620)	(13,189,623)
Net increase (decrease)	1,389,329	$5,281,286	610,641	$7,026,809
Series III shares
Sold	—	—	2,054	$30,268
Distributions reinvested	—	—	17,448	212,163
Repurchased	—	—	(83,157)	(1,023,540)
Net increase (decrease)	—	—	(63,655)	($781,109)
Series NAV shares
Sold	1,644,369	$21,614,123	6,333,949	$83,135,744
Distributions reinvested	1,914,060	20,517,571	2,872,753	34,961,408
Repurchased	(19,297,654)	(250,545,239)	(51,679)	(634,351)
Net increase (decrease)	(15,739,225)	($208,413,545)	9,155,023	$117,462,801
Net increase (decrease)	(11,790,738)	($184,965,279)	10,137,898	$128,339,090

1	Series III shares were terminated on 10-4-06.

American Asset Allocation	Year ended 12-31-07[1]
	Shares	Amount
Series II shares
Sold	40,376,535	$518,060,809
Distributions reinvested	844,484	10,378,704
Net increase (decrease)	41,221,019	$528,439,513

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

American Blue Chip Income and Growth	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	491,434	$8,611,480	692,100	$11,852,353
Distributions reinvested	244,601	3,809,245	11,651	189,797
Repurchased	(360,601)	(6,384,112)	(204,478)	(3,425,437)
Net increase (decrease)	375,434	$6,036,613	499,273	$8,616,713
Series II shares
Sold	200,948	$3,416,985	581,076	$9,790,080
Distributions reinvested	2,249,468	35,347,153	251,098	4,087,869
Repurchased	(2,795,054)	(49,634,790)	(1,554,086)	(26,203,762)
Net increase (decrease)	(344,638)	($10,870,652)	(721,912)	($12,325,813)
Net increase (decrease)	30,796	($4,834,039)	(222,639)	($3,709,100)

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

American Bond	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,214,806	$16,175,157	295,832	$3,769,157
Distributions reinvested	24,782	325,575	—	—
Repurchased	(589,618)	(7,866,383)	(163,690)	(2,068,253)
Net increase (decrease)	649,970	$8,634,349	132,142	$1,700,904
Series II shares
Sold	33,617,516	$448,503,783	29,623,269	$378,452,532
Distributions reinvested	2,639,336	34,709,540	—	—
Repurchased	(1,729,268)	(22,738,443)	(99,974)	(1,261,361)
Net increase (decrease)	34,527,584	$460,474,880	29,523,295	$377,191,171
Net increase (decrease)	35,177,554	$469,109,229	29,655,437	$378,892,075

American Fundamental Holding	Year ended 12-31-07[1]
	Shares	Amount
Series I shares
Sold	8,000	$100,000
Distributions reinvested	140	1,649
Net increase (decrease)	8,140	$101,649
Series II shares
Sold	4,821,718	$58,364,522
Distributions reinvested	63,186	744,966
Net increase (decrease)	4,884,904	$59,109,488
Series III shares
Sold	8,000	$100,000
Distributions reinvested	145	1,706
Net increase (decrease)	8,145	$101,706
Net increase (decrease)	4,901,189	$59,312,843

1	Period from 10-31-07 (commencement of operations) to 12-31-07.

American Global Diversification	Year ended 12-31-07[1]
	Shares	Amount
Series I shares
Sold	8,000	$100,000
Distributions reinvested	150	1,760
Net increase (decrease)	8,150	$101,760
Series II shares
Sold	8,941,659	$107,333,083
Distributions reinvested	133,313	1,557,090
Net increase (decrease)	9,074,972	$108,890,173
Series III shares
Sold	8,000	$100,000
Distributions reinvested	156	1,816
Net increase (decrease)	8,156	$101,816
Net increase (decrease)	9,091,278	$109,093,749

1	Period from 10-31-07 (commencement of operations) to 12-31-07.

American Global Growth	Year ended 12-31-07[1]
	Shares	Amount
Series II shares
Sold	17,077,898	$223,873,443
Distributions reinvested	323,802	4,164,097
Repurchased	(68,448)	(931,691)
Net increase (decrease)	17,333,252	$227,105,849

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

American Global Small Capitalization	Year ended 12-31-07[1]
	Shares	Amount
Series II shares
Sold	6,535,961	$90,596,745
Distributions reinvested	117,639	1,522,255
Repurchased	(142,030)	(1,796,736)
Net increase (decrease)	6,511,570	$90,322,264

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

American Growth	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,030,189	$47,744,059	1,952,605	$40,908,197
Distributions reinvested	507,079	10,891,867	30,833	633,920
Repurchased	(2,382,528)	(54,678,235)	(285,385)	(5,850,770)
Net increase (decrease)	154,740	$3,957,691	1,698,053	$35,691,347
Series II shares
Sold	7,372,022	$169,554,067	12,834,358	$263,020,300
Distributions reinvested	8,614,278	184,420,404	508,722	10,428,812
Repurchased	(4,041,216)	(94,183,420)	(1,703,944)	(35,622,031)
Net increase (decrease)	11,945,084	$259,791,051	11,639,136	$237,827,081
Net increase (decrease)	12,099,824	$263,748,742	13,337,189	$273,518,428

American Growth-Income	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,434,732	$30,058,964	338,005	$6,375,289
Distributions reinvested	97,794	1,913,790	10,257	187,082
Repurchased	(1,044,087)	(21,487,136)	(153,453)	(2,859,845)
Net increase (decrease)	488,439	$10,485,618	194,809	$3,702,526
Series II shares
Sold	9,314,634	$190,565,226	12,827,464	$238,727,511
Distributions reinvested	5,186,494	101,479,457	600,096	10,927,748
Repurchased	(2,063,829)	(42,523,726)	(1,114,344)	(21,181,347)
Net increase (decrease)	12,437,299	$249,520,957	12,313,216	$228,473,912
Net increase (decrease)	12,925,738	$260,006,575	12,508,025	$232,176,438

American High-Income Bond	Year ended 12-31-07[1]
	Shares	Amount
Series II shares
Sold	3,881,272	$47,492,993
Distributions reinvested	243,729	2,754,133
Repurchased	(61,747)	(758,342)
Net increase (decrease)	4,063,254	$49,488,784

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

American International	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,243,728	$33,004,383	1,711,238	$39,368,519
Distributions reinvested	396,343	10,207,956	39,228	878,697
Repurchased	(501,799)	(13,318,656)	(566,365)	(12,933,618)
Net increase (decrease)	1,138,272	$29,893,683	1,184,101	$27,313,598
Series II shares
Sold	4,659,560	$123,212,558	10,084,482	$229,446,211
Distributions reinvested	4,525,926	116,373,520	598,080	13,379,041
Repurchased	(3,658,442)	(98,077,447)	(1,582,640)	(36,618,655)
Net increase (decrease)	5,527,044	$141,508,631	9,099,922	$206,206,597
Net increase (decrease)	6,665,316	$171,402,314	10,284,023	$233,520,195

American New World	Year ended 12-31-07[1]
	Shares	Amount
Series II shares
Sold	5,729,344	$81,223,500
Distributions reinvested	122,144	1,755,212
Repurchased	(208,177)	(2,962,599)
Net increase (decrease)	5,643,311	$80,016,113

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Blue Chip Growth	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	268,228	$5,605,484	34,458	$602,970
Capital contributions[2]	—	—	—	5,076
Distributions reinvested	228,073	4,610,715	83,047	1,499,003
Repurchased	(7,609,262)	(158,114,617)	(9,051,014)	(164,303,600)
Net increase (decrease)	(7,112,961)	($147,898,418)	(8,933,509)	($162,196,551)
Series II shares
Sold	682,148	$14,645,108	486,262	$8,737,750
Capital contributions[2]	—	—	—	1,340
Distributions reinvested	34,558	692,003	3,383	60,957
Repurchased	(1,671,177)	(34,565,612)	(1,635,273)	(29,644,779)
Net increase (decrease)	(954,471)	($19,228,501)	(1,145,628)	($20,844,732)
Series III shares
Sold	—	—	6,118	$108,733
Repurchased	—	—	(71,199)	(1,238,243)
Net increase (decrease)	—	—	(65,081)	($1,129,510)
Series NAV shares
Sold	23,143,880	$483,693,090	19,113,374	$343,475,650
Capital contributions[2]	—	—	—	14,221
Distributions reinvested	876,152	17,796,471	220,900	3,980,619
Repurchased	(6,089,678)	(126,817,165)	(5,858,265)	(107,153,658)
Net increase (decrease)	17,930,354	$374,672,396	13,476,009	$240,316,832
Net increase (decrease)	9,862,922	$207,545,477	3,331,791	$56,146,039

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

Capital Appreciation	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	255,949	$2,460,773	1,082,749	$10,420,131
Issued in reorganization (Note 11)	—	—	28,706,636	256,305,274
Capital contributions[1]	—	—	—	25,271
Distributions reinvested	185,458	1,754,276	647,040	5,765,132
Repurchased	(6,874,069)	(65,700,122)	(6,645,144)	(58,283,220)
Net increase (decrease)	(6,432,662)	($61,485,073)	23,791,281	$214,232,588
Series II shares
Sold	413,842	$4,008,920	852,368	$7,707,716
Issued in reorganization (Note 11)	—	—	9,639,890	85,409,549
Capital contributions[1]	—	—	—	10,837
Distributions reinvested	59,014	546,339	578,859	5,117,110
Repurchased	(3,270,955)	(31,011,745)	(3,207,307)	(28,130,323)
Net increase (decrease)	(2,798,099)	($26,456,486)	7,863,810	$70,114,889
Series NAV shares
Sold	11,134,710	$105,699,413	27,702,645	$248,310,058
Issued in reorganization (Note 11)	—	—	19,574,797	174,838,881
Capital contributions[1]	—	—	—	59,881
Distributions reinvested	598,922	5,693,528	3,278,528	29,211,685
Repurchased	(3,222,392)	(31,006,345)	(2,177,297)	(18,080,865)
Net increase (decrease)	8,511,240	$80,386,596	48,378,673	$434,339,640
Net increase (decrease)	(719,521)	($7,554,963)	80,033,764	$718,687,117

1	Refer to payment made by affiliate, Note 1.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Classic Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	360,814	$5,813,684	1,239,068	$18,704,769
Distributions reinvested	266,579	3,418,285	50,194	810,362
Repurchased	(602,419)	(9,498,377)	(231,286)	(3,727,379)
Net increase (decrease)	24,974	($266,408)	1,057,976	$15,787,752
Series II shares
Sold	490,659	$7,609,728	1,654,481	$25,584,419
Distributions reinvested	253,231	3,271,985	62,052	1,000,251
Repurchased	(1,383,611)	(22,109,790)	(593,722)	(9,354,921)
Net increase (decrease)	(639,721)	($11,228,077)	1,122,811	$17,229,749
Series NAV shares
Sold	774,998	$12,716,276	1,330,468	$20,785,748
Distributions reinvested	157,946	1,965,694	13,051	210,453
Repurchased	(172,522)	(2,505,104)	(1,067,502)	(17,480,117)
Net increase (decrease)	760,422	$12,176,866	276,017	$3,516,084
Net increase (decrease)	145,675	$682,381	2,456,804	$36,533,585

Core Equity	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	223,616	$3,491,520	66,168	$958,045
Distributions reinvested	10,840	151,144	6,692	94,624
Repurchased	(203,800)	(3,119,727)	(25,390)	(354,728)
Net increase (decrease)	30,656	$522,937	47,470	$697,941
Series II shares
Sold	532,898	$7,688,362	668,069	$9,526,069
Distributions reinvested	257,916	3,592,046	234,764	3,307,819
Repurchased	(1,055,166)	(15,449,227)	(1,088,051)	(15,240,046)
Net increase (decrease)	(264,352)	($4,168,819)	(185,218)	($2,406,158)
Series NAV shares
Sold	13,460,321	$198,011,385	12,700,301	$180,372,105
Distributions reinvested	2,942,407	40,953,292	1,966,461	27,825,424
Repurchased	(1,654,555)	(25,180,373)	(9,774,191)	(137,268,993)
Net increase (decrease)	14,748,173	$213,784,304	4,892,571	$70,928,536
Net increase (decrease)	14,514,477	$210,138,422	4,754,823	$69,220,319

Dynamic Growth	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,017,933	$6,678,035	1,247,917	$7,253,123
Repurchased	(5,172,591)	(33,572,578)	(6,406,185)	(36,360,229)
Net increase (decrease)	(4,154,658)	($26,894,543)	(5,158,268)	($29,107,106)
Series II shares
Sold	426,017	$2,739,033	770,458	$4,462,180
Repurchased	(1,665,693)	(10,764,395)	(3,121,492)	(17,618,577)
Net increase (decrease)	(1,239,676)	($8,025,362)	(2,351,034)	($13,156,397)
Series NAV shares
Sold	113,620	$756,806	86,723	$516,939
Repurchased	(66,800)	(436,792)	(47,086)	(284,342)
Net increase (decrease)	46,820	$320,014	39,637	$232,597
Net increase (decrease)	(5,347,514)	($34,599,891)	(7,469,665)	($42,030,906)

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Emerging Growth	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	157,277	$1,772,760	76,343	$1,052,431
Distributions reinvested	52,436	527,572	54,179	683,198
Repurchased	(153,455)	(1,720,311)	(83,765)	(1,120,826)
Net increase (decrease)	56,258	$580,021	46,757	$614,803
Series II shares
Sold	398,941	$4,621,014	951,692	$14,441,555
Distributions reinvested	306,219	3,050,224	464,825	5,801,012
Repurchased	(762,307)	(8,785,717)	(935,748)	(12,036,956)
Net increase (decrease)	(57,147)	($1,114,479)	480,769	$8,205,611
Series III shares
Sold	—	—	14,045	$256,100
Distributions reinvested	—	—	6,264	78,744
Repurchased	—	—	(32,447)	(494,228)
Net increase (decrease)	—	—	(12,138)	($159,374)
Series NAV shares
Sold	293,869	$3,315,835	429,817	$5,572,876
Distributions reinvested	442,445	4,476,341	363,204	4,583,631
Repurchased	(544,549)	(6,059,407)	(128,824)	(1,673,726)
Net increase (decrease)	191,765	$1,732,769	664,197	$8,482,781
Net increase (decrease)	190,876	$1,198,311	1,179,585	$17,143,821

1	Series III shares were terminated on 10-4-06.

Emerging Markets Value	Year ended 12-31-07[1]
	Shares	Amount
Series I shares
Sold	335,792	$4,855,938
Distributions reinvested	3,080	43,091
Repurchased	(259,749)	(3,848,083)
Net increase (decrease)	79,123	$1,050,946
Series NAV shares
Sold	36,796,853	$482,686,362
Distributions reinvested	1,024,269	14,329,526
Repurchased	(2,299,251)	(35,810,105)
Net increase (decrease)	35,521,871	$461,205,783
Net increase (decrease)	35,600,994	$462,256,729

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

Emerging Small Company	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	87,095	$2,296,616	229,778	$6,992,707
Distributions reinvested	1,911,429	46,764,200	422,534	13,288,680
Repurchased	(1,912,416)	(52,432,610)	(1,999,829)	(59,468,666)
Net increase (decrease)	86,108	($3,371,794)	(1,347,517)	($39,187,279)
Series II shares
Sold	157,495	$4,113,604	203,865	$6,177,451
Distributions reinvested	476,933	11,536,345	118,105	3,688,432
Repurchased	(666,893)	(17,929,278)	(878,643)	(26,120,366)
Net increase (decrease)	(32,465)	($2,279,329)	(556,673)	($16,254,483)
Series III shares
Sold	—	—	328	$10,299
Distributions reinvested	—	—	295	9,264
Repurchased	—	—	(6,627)	(189,794)
Net increase (decrease)	—	—	(6,004)	($170,231)
Series NAV shares
Sold	65,399	$1,751,634	25,410	$747,199
Distributions reinvested	10,824	265,139	356	11,210
Repurchased	(18,311)	(487,477)	(4,464)	(135,517)
Net increase (decrease)	57,912	$1,529,296	21,302	$622,892
Net increase (decrease)	111,555	($4,121,827)	(1,888,892)	($54,989,101)

1	Series III shares were terminated on 10-4-06.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Equity-Income	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	422,858	$7,927,338	519,423	$9,017,134
Capital contributions[2]	—	—	—	117,489
Distributions reinvested	6,337,678	107,820,396	3,982,431	64,913,617
Repurchased	(9,437,373)	(173,389,614)	(9,814,796)	(168,246,766)
Net increase (decrease)	(2,676,837)	($57,641,880)	(5,312,942)	($94,198,526)
Series II shares
Sold	723,638	$13,330,256	1,115,146	$19,034,773
Capital contributions[2]	—	—	—	45,389
Distributions reinvested	2,454,636	41,597,149	1,426,051	23,173,330
Repurchased	(3,575,029)	(65,178,758)	(3,297,051)	(56,046,450)
Net increase (decrease)	(396,755)	($10,251,353)	(755,854)	($13,792,958)
Series III shares
Sold	—	—	2,223	$38,144
Distributions reinvested	—	—	3,575	58,091
Repurchased	—	—	(48,849)	(796,212)
Net increase (decrease)	—	—	(43,051)	($699,977)
Series NAV shares
Sold	9,002,532	$165,701,312	9,172,582	$157,852,886
Capital contributions[2]	—	—	—	182,040
Distributions reinvested	12,004,934	202,905,556	6,212,464	101,076,784
Repurchased	(3,646,464)	(66,551,589)	(16,179,393)	(271,828,429)
Net increase (decrease)	17,361,002	$302,055,279	(794,347)	($12,716,719)
Net increase (decrease)	14,287,410	$234,162,046	(6,906,194)	($121,408,180)

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

Financial Services	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	444,116	$8,042,486	1,569,463	$27,030,961
Capital contributions[2]	—	—	—	2,333
Distributions reinvested	607,768	8,826,922	12,497	198,448
Repurchased	(1,762,008)	(32,589,314)	(855,262)	(13,955,687)
Net increase (decrease)	(710,124)	($15,719,906)	726,698	$13,276,055
Series II shares
Sold	383,155	$6,835,560	986,113	$16,777,685
Capital contributions[2]	—	—	—	1,804
Distributions reinvested	493,484	7,114,547	6,289	99,485
Repurchased	(1,174,991)	(21,712,503)	(616,766)	(9,956,763)
Net increase (decrease)	(298,352)	($7,762,396)	375,636	$6,922,211
Series III shares
Sold	—	—	11,663	$181,064
Distributions reinvested	—	—	10	165
Repurchased	—	—	(25,467)	(401,498)
Net increase (decrease)	—	—	(13,794)	($220,269)
Series NAV shares
Sold	167,667	$3,042,252	142,137	$2,409,741
Capital contributions[2]	—	—	—	1,627
Distributions reinvested	504,429	7,312,232	15,302	242,847
Repurchased	(708,049)	(12,996,873)	(729,619)	(12,069,120)
Net increase (decrease)	(35,953)	($2,642,389)	(572,180)	($9,414,905)
Net increase (decrease)	(1,044,429)	($26,124,691)	516,360	$10,563,092

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

Franklin Templeton Founding Allocation	Year ended 12-31-07[1]
	Shares	Amount
Series II shares
Sold	95,269,120	$1,183,670,490
Distributions reinvested	497,891	6,019,506
Repurchased	(1,252,081)	(15,137,654)
Net increase (decrease)	94,514,930	$1,174,552,342

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Fundamental Value	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	190,672	$3,231,680	669,217	$7,964,395
Distributions reinvested	671,647	11,032,164	541,390	8,120,854
Repurchased	(2,247,518)	(38,217,942)	(2,239,774)	(32,298,437)
Net increase (decrease)	(1,385,199)	($23,954,098)	(1,029,167)	($16,213,188)
Series II shares
Sold	5,996,477	$101,733,103	5,786,417	$90,661,803
Distributions reinvested	1,420,442	23,244,352	772,629	11,550,804
Repurchased	(3,662,892)	(62,058,750)	(897,250)	(13,906,343)
Net increase (decrease)	3,754,027	$62,918,705	5,661,796	$88,306,264
Series III shares
Sold	—	—	3,001	$46,219
Distributions reinvested	—	—	2,807	41,960
Repurchased	—	—	(81,119)	(1,217,698)
Net increase (decrease)	—	—	(75,311)	($1,129,519)
Series NAV shares
Sold	10,124,803	$171,330,293	12,340,606	$191,033,372
Distributions reinvested	2,571,695	42,086,544	1,594,930	23,860,147
Repurchased	(1,220,018)	(20,928,053)	(9,035,800)	(138,389,543)
Net increase (decrease)	11,476,480	$192,488,784	4,899,736	$76,503,976
Net increase (decrease)	13,845,308	$231,453,391	9,457,054	$147,467,533

1	Series III shares were terminated on 10-4-06.

Global	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	71,491	$1,363,333	171,899	$2,957,947
Distributions reinvested	1,374,515	24,854,102	274,293	4,630,069
Repurchased	(3,214,548)	(62,735,397)	(3,010,619)	(52,435,337)
Net increase (decrease)	(1,768,542)	($36,517,962)	(2,564,427)	($44,847,321)
Series II shares
Sold	2,348,038	$46,497,142	385,033	$6,640,983
Distributions reinvested	257,830	4,599,488	27,156	456,497
Repurchased	(1,105,444)	(21,628,146)	(536,272)	(9,246,301)
Net increase (decrease)	1,500,424	$29,468,484	(124,083)	($2,148,821)
Series III shares
Sold	—	—	1,211	$20,275
Distributions reinvested	—	—	162	2,724
Repurchased	—	—	(16,301)	(274,073)
Net increase (decrease)	—	—	(14,928)	($251,074)
Series NAV shares
Sold	20,168,870	$395,581,039	98,049	$1,696,407
Distributions reinvested	1,368,734	24,257,681	941	15,862
Repurchased	(171,779)	(3,283,442)	(24,798)	(437,645)
Net increase (decrease)	21,365,825	$416,555,278	74,192	$1,274,624
Net increase (decrease)	21,097,707	$409,505,800	(2,629,246)	($45,972,592)

1	Series III shares were terminated on 10-4-06.

Global Allocation	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	737,539	$9,338,547	1,231,111	$14,648,565
Distributions reinvested	1,324,560	15,228,023	76,961	895,831
Repurchased	(1,652,379)	(20,949,598)	(963,743)	(11,561,128)
Net increase (decrease)	409,720	$3,616,972	344,329	$3,983,268
Series II shares
Sold	3,275,689	$41,232,507	6,061,326	$72,337,914
Distributions reinvested	3,316,711	37,854,177	98,631	1,142,146
Repurchased	(1,765,087)	(22,318,889)	(470,174)	(5,503,937)
Net increase (decrease)	4,827,313	$56,767,795	5,689,783	$67,976,123
Series NAV shares
Sold	1,127,813	$14,266,406	127,242	$1,539,528
Distributions reinvested	165,186	1,848,217	622	7,220
Repurchased	(122,545)	(1,563,210)	(33,829)	(396,541)
Net increase (decrease)	1,170,454	$14,551,413	94,035	$1,150,207
Net increase (decrease)	6,407,487	$74,936,180	6,128,147	$73,109,598

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Global Real Estate	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	14,032,883	$197,680,941	29,843,601	$372,283,019
Distributions reinvested	4,469,164	59,646,104	—	—
Repurchased	(3,026,083)	(46,146,352)	(1,582,886)	(21,344,552)
Net increase (decrease)	15,475,964	$211,180,693	28,260,715	$350,938,467

1	Period from 4-28-06 (commencement of operations) to 12-31-06.

Growth & Income	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	678,601	$9,211,911	792,538	$10,114,998
Capital contributions[1]	—	—	—	197,801
Distributions reinvested	17,240,861	223,800,150	10,977,620	135,354,061
Repurchased	(18,810,119)	(256,057,017)	(25,847,462)	(330,826,351)
Net increase (decrease)	(890,657)	($23,044,956)	(14,077,304)	($185,159,491)

1	Refer to payment made by affiliate, Note 1.

Health Sciences	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,059,091	$17,045,790	1,108,452	$17,650,713
Distributions reinvested	1,779,431	26,771,572	871,147	12,553,230
Repurchased	(1,833,102)	(28,961,168)	(1,770,330)	(26,794,719)
Net increase (decrease)	1,005,420	$14,856,194	209,269	$3,409,224
Series II shares
Sold	537,602	$8,552,474	687,962	$10,750,144
Distributions reinvested	1,080,306	16,047,499	566,458	8,094,695
Repurchased	(1,405,785)	(21,955,494)	(1,394,338)	(20,697,733)
Net increase (decrease)	212,123	$2,644,479	(139,918)	($1,852,894)
Series III shares
Sold	—	—	25,450	$424,098
Distributions reinvested	—	—	3,558	51,088
Repurchased	—	—	(55,202)	(815,387)
Net increase (decrease)	—	—	(26,194)	($340,201)
Series NAV shares
Sold	308,247	$4,909,591	329,195	$5,290,642
Distributions reinvested	409,678	6,172,188	198,225	2,858,402
Repurchased	(364,881)	(5,809,906)	(447,421)	(6,916,075)
Net increase (decrease)	353,044	$5,271,873	79,999	$1,232,969
Net increase (decrease)	1,570,587	$22,772,546	123,156	$2,449,098

1	Series III shares were terminated on 10-4-06.

Income & Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	226,406	$2,756,999	1,884,569	$21,256,155
Distributions reinvested	4,282,034	47,268,044	888,633	10,103,752
Repurchased	(7,663,109)	(94,033,729)	(9,078,764)	(105,032,484)
Net increase (decrease)	(3,154,669)	($44,008,686)	(6,305,562)	($73,672,577)
Series II shares
Sold	206,642	$2,465,724	673,106	$7,665,682
Distributions reinvested	912,495	10,010,284	171,909	1,946,010
Repurchased	(1,452,231)	(17,748,528)	(2,056,709)	(23,581,935)
Net increase (decrease)	(333,094)	($5,272,520)	(1,211,694)	($13,970,243)
Series NAV shares
Sold	104,477	$1,281,252	138,538	$1,604,918
Distributions reinvested	21,600	237,226	2,791	31,732
Repurchased	(56,100)	(685,330)	(56,287)	(670,687)
Net increase (decrease)	69,977	$833,148	85,042	$965,963
Net increase (decrease)	(3,417,786)	($48,448,058)	(7,432,214)	($86,676,857)

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

International Core	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	517,874	$8,142,716	1,040,938	$14,496,370
Distributions reinvested	1,433,150	20,752,329	528,473	7,113,247
Repurchased	(2,257,655)	(35,373,602)	(2,737,172)	(37,890,912)
Net increase (decrease)	(306,631)	($6,478,557)	(1,167,761)	($16,281,295)
Series II shares
Sold	1,150,133	$17,987,214	1,242,143	$17,235,236
Distributions reinvested	542,552	7,877,834	127,000	1,715,772
Repurchased	(1,031,248)	(16,158,678)	(937,173)	(12,715,908)
Net increase (decrease)	661,437	$9,706,370	431,970	$6,235,100
Series NAV shares
Sold	16,944,123	$261,562,359	22,348,222	$300,946,272
Distributions reinvested	14,868,924	213,819,629	3,042,705	40,893,956
Repurchased	(4,892,276)	(77,678,169)	(3,775,151)	(52,779,360)
Net increase (decrease)	26,920,771	$397,703,819	21,615,776	$289,060,868
Net increase (decrease)	27,275,577	$400,931,632	20,879,985	$279,014,673

International Opportunities	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	505,225	$9,513,865	519,563	$8,581,012
Distributions reinvested	88,843	1,524,245	9,094	148,233
Repurchased	(344,695)	(6,327,784)	(215,191)	(3,482,863)
Net increase (decrease)	249,373	$4,710,326	313,466	$5,246,382
Series II shares
Sold	2,902,406	$55,013,194	2,295,002	$37,679,845
Distributions reinvested	867,904	14,920,641	76,761	1,251,974
Repurchased	(1,467,391)	(26,915,739)	(789,649)	(12,312,851)
Net increase (decrease)	2,302,919	$43,018,096	1,582,114	$26,618,968
Series NAV shares
Sold	8,520,296	$156,180,853	14,794,946	$239,538,530
Distributions reinvested	9,283,762	159,386,846	1,396,000	22,768,760
Repurchased	(5,157,203)	(101,082,822)	(919,239)	(15,317,131)
Net increase (decrease)	12,646,855	$214,484,877	15,271,707	$246,990,159
Net increase (decrease)	15,199,147	$262,213,299	17,167,287	$278,855,509

International Small Cap	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,108,604	$26,945,881	731,925	$15,466,833
Distributions reinvested	2,499,992	50,738,633	79,010	1,697,141
Repurchased	(2,326,819)	(54,901,459)	(1,620,997)	(34,276,980)
Net increase (decrease)	1,281,777	$22,783,055	(810,062)	($17,113,006)
Series II shares
Sold	1,249,941	$30,187,704	984,270	$21,298,914
Distributions reinvested	1,110,011	22,455,464	25,034	538,977
Repurchased	(1,030,894)	(24,208,938)	(1,007,302)	(21,565,382)
Net increase (decrease)	1,329,058	$28,434,230	2,002	$272,509
Series III shares
Sold	—	—	1,507	$31,225
Distributions reinvested	—	—	72	1,554
Repurchased	—	—	(9,164)	(190,980)
Net increase (decrease)	—	—	(7,585)	($158,201)
Series NAV shares
Sold	3,711,499	$84,341,759	5,334,296	$111,517,729
Distributions reinvested	6,843,966	138,459,032	242,281	5,192,079
Repurchased	(6,096,399)	(144,975,266)	(8,327,582)	(183,853,717)
Net increase (decrease)	4,459,066	$77,825,525	(2,751,005)	($67,143,909)
Net increase (decrease)	7,069,901	$129,042,810	(3,566,650)	($84,142,607)

1	Series III shares were terminated on 10-4-06.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

International Small Company	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,239,262	$44,973,653	18,346,386	$225,230,099
Distributions reinvested	2,337,266	27,807,708	—	—
Repurchased	(4,652,486)	(69,313,678)	(634,485)	(8,069,774)
Net increase (decrease)	924,042	$3,467,683	17,711,901	$217,160,325

1	Period from 4-28-06 (commencement of operations) to 12-31-06.

International Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	469,808	$8,888,769	1,350,474	$23,271,920
Distributions reinvested	4,894,339	84,955,114	1,627,374	26,233,263
Repurchased	(6,166,415)	(114,048,578)	(4,836,016)	(82,615,627)
Net increase (decrease)	(802,268)	($20,204,695)	(1,858,168)	($33,110,444)
Series II shares
Sold	2,718,977	$49,879,763	1,334,661	$23,134,978
Distributions reinvested	2,909,771	50,228,343	853,278	13,720,708
Repurchased	(3,493,046)	(64,420,481)	(2,519,174)	(42,780,740)
Net increase (decrease)	2,135,702	$35,687,625	(331,235)	($5,925,054)
Series NAV shares
Sold	11,506,081	$211,141,532	12,954,063	$216,829,233
Distributions reinvested	12,256,029	211,148,539	3,301,765	53,026,347
Repurchased	(6,787,223)	(125,945,961)	(11,371,655)	(192,702,124)
Net increase (decrease)	16,974,887	$296,344,110	4,884,173	$77,153,456
Net increase (decrease)	18,308,321	$311,827,040	2,694,770	$38,117,958

Large Cap	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	162,997	$2,580,754	153,695	$2,157,977
Issued in reorganization (Note 11)	24,288,666	389,399,315	—	—
Distributions reinvested	1,075,021	15,481,970	112	1,581
Repurchased	(5,112,897)	(81,378,563)	(117,114)	(1,657,201)
Net increase (decrease)	20,413,787	$326,083,476	36,693	$502,357
Series II shares
Sold	105,978	$1,651,034	99,657	$1,468,196
Issued in reorganization (Note 11)	1,436,659	22,953,303	—	—
Distributions reinvested	75,103	1,083,688	2,036	28,610
Repurchased	(364,392)	(5,776,869)	(47,916)	(711,160)
Net increase (decrease)	1,253,348	$19,911,156	53,777	$785,646
Series NAV shares
Sold	10,512,978	$168,580,552	4,331,344	$62,842,897
Issued in reorganization (Note 11)	56,374	901,651	—	—
Distributions reinvested	2,031,162	29,795,501	292,234	4,108,803
Repurchased	(243,148)	(3,838,033)	(161,771)	(2,340,384)
Net increase (decrease)	12,357,366	$195,439,671	4,461,807	$64,611,316
Net increase (decrease)	34,024,501	$541,434,303	4,552,277	$65,899,319

Large Cap Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	589,357	$13,989,775	2,527,410	$57,198,747
Issued in reorganization (Note 11)	—	—	1,109,182	25,188,273
Distributions reinvested	261,427	5,937,211	45,346	959,059
Repurchased	(1,282,717)	(30,376,994)	(362,812)	(7,996,606)
Net increase (decrease)	(431,933)	($10,450,008)	3,319,126	$75,349,473
Series II shares
Sold	199,438	$4,754,440	1,163,596	$24,861,490
Issued in reorganization (Note 11)	—	—	1,037,328	23,448,311
Distributions reinvested	165,552	3,748,423	364,018	7,673,499
Repurchased	(990,678)	(23,314,822)	(3,952,772)	(87,472,407)
Net increase (decrease)	(625,688)	($14,811,959)	(1,387,830)	($31,489,107)
Series NAV shares
Sold	4,737,923	$111,616,412	6,631,904	$143,404,028
Issued in reorganization (Note 11)	—	—	3,590,928	81,620,383
Distributions reinvested	1,513,807	34,240,688	671,442	14,214,434
Repurchased	(367,405)	(8,746,820)	(896,439)	(18,476,157)
Net increase (decrease)	5,884,325	$137,110,280	9,997,835	$220,762,688
Net increase (decrease)	4,826,704	$111,848,313	11,929,131	$264,623,054

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Managed	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,938,736	$39,491,950	4,041,823	$51,327,415
Distributions reinvested	8,517,241	109,683,593	11,876,688	149,765,039
Repurchased	(21,584,471)	(289,662,121)	(34,833,130)	(447,885,138)
Net increase (decrease)	(10,128,494)	($140,486,578)	(18,914,619)	($246,792,684)

Mid Cap Intersection	Year ended 12-31-07[1]
	Shares	Amount
Series I shares
Sold	8,089	$101,096
Repurchased	—	—
Net increase (decrease)	8,089	$101,096
Series II shares
Sold	213,474	$2,602,678
Repurchased	(19,493)	(238,855)
Net increase (decrease)	193,981	$2,363,823
Series NAV shares
Sold	26,503,650	$330,634,670
Distributions reinvested	3,239	37,669
Repurchased	(371,210)	(4,670,545)
Net increase (decrease)	26,135,679	$326,001,794
Net increase (decrease)	26,337,749	$328,466,713

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

Mid Cap Stock	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	677,768	$11,783,220	1,012,185	$10,572,987
Capital contributions[2]	—	—	—	76,637
Distributions reinvested	5,774,084	90,958,481	987,199	15,785,313
Repurchased	(5,453,617)	(93,715,754)	(5,346,632)	(79,711,857)
Net increase (decrease)	998,235	$9,025,947	(3,347,248)	($53,276,920)
Series II shares
Sold	1,313,994	$22,720,355	1,064,980	$16,856,336
Capital contributions[2]	—	—	—	39,070
Distributions reinvested	3,257,689	50,693,131	475,225	7,537,071
Repurchased	(2,356,748)	(39,525,856)	(2,194,636)	(34,559,952)
Net increase (decrease)	2,214,935	$33,887,630	(654,431)	($10,127,475)
Series III shares
Sold	—	—	60,255	$948,168
Distributions reinvested	—	—	7,307	116,402
Repurchased	—	—	(253,286)	(3,893,854)
Net increase (decrease)	—	—	(185,724)	($2,829,284)
Series NAV shares
Sold	11,788,683	$197,700,949	4,800,865	$75,122,851
Capital contributions[2]	—	—	—	100,334
Distributions reinvested	9,629,823	152,288,890	1,092,728	17,494,578
Repurchased	(5,468,091)	(94,177,821)	(3,665,952)	(56,728,208)
Net increase (decrease)	15,950,415	$255,812,018	2,227,641	$35,989,555
Net increase (decrease)	19,163,585	$298,725,595	(1,959,762)	($30,244,124)

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Mid Cap Value	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	438,694	$7,348,558	495,456	$8,233,212
Distributions reinvested	4,559,323	65,721,362	3,025,545	48,196,939
Repurchased	(5,182,751)	(86,036,800)	(4,142,967)	(69,763,987)
Net increase (decrease)	(184,734)	($12,966,880)	(621,966)	($13,333,836)
Series II shares
Sold	413,970	$6,262,394	422,314	$7,002,738
Distributions reinvested	3,874,797	55,665,438	2,493,527	39,597,203
Repurchased	(3,876,077)	(63,077,639)	(3,568,611)	(59,413,762)
Net increase (decrease)	412,690	($1,149,807)	(652,770)	($12,813,821)
Series III shares
Sold	—	—	3,698	$66,882
Distributions reinvested	—	—	12,444	196,983
Repurchased	—	—	(89,369)	(1,424,356)
Net increase (decrease)	—	—	(73,227)	($1,160,491)
Series NAV shares
Sold	9,805,019	$158,618,641	1,186,417	$21,710,376
Distributions reinvested	2,070,603	27,113,810	1,063,393	16,918,575
Repurchased	(514,438)	(8,615,565)	(5,259,736)	(85,455,290)
Net increase (decrease)	11,361,184	$177,116,886	(3,009,926)	($46,826,339)
Net increase (decrease)	11,589,140	$163,000,199	(4,357,889)	($74,134,487)

1	Series III shares were terminated on 10-4-06.

Mid Cap Value Equity	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,835,805	$26,321,725	8,620,768	$107,217,172
Distributions reinvested	402,335	5,554,032	—	—
Repurchased	(321,496)	(4,696,241)	(13,347)	(164,562)
Net increase (decrease)	1,916,644	$27,179,516	8,607,421	$107,052,610

1	Period from 4-28-06 (commencement of operations) to 12-31-06.

Mid Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	499,108	$6,644,683	405,930	$5,167,011
Distributions reinvested	201,514	2,300,250	9,734	116,619
Repurchased	(125,968)	(1,616,253)	(33,610)	(427,678)
Net increase (decrease)	574,654	$7,328,680	382,054	$4,855,952
Series II shares
Sold	449,188	$5,942,661	952,932	$12,033,880
Distributions reinvested	340,985	3,948,497	59,926	717,319
Repurchased	(551,466)	(7,025,813)	(186,562)	(2,301,881)
Net increase (decrease)	238,707	$2,865,345	826,296	$10,449,318
Series NAV shares
Sold	1,194,067	$16,132,416	1,274,133	$15,958,796
Distributions reinvested	3,443,188	39,731,282	1,110,625	13,283,074
Repurchased	(1,943,359)	(25,098,916)	(3,275,493)	(41,644,427)
Net increase (decrease)	2,693,896	$30,764,782	(890,735)	($12,402,557)
Net increase (decrease)	3,507,257	$40,958,807	317,615	$2,902,713

Mutual Shares	Year ended 12-31-07[1]
	Shares	Amount
Series NAV shares
Sold	32,172,669	$394,870,721
Repurchased	(419,217)	(4,997,068)
Net increase (decrease)	31,753,452	$389,873,653

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Natural Resources	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	385,862	$13,534,850	406,431	$13,043,185
Distributions reinvested	421,236	12,098,406	117,636	3,611,440
Repurchased	(189,773)	(6,660,233)	(399,041)	(12,005,646)
Net increase (decrease)	617,325	$18,973,023	125,026	$4,648,979
Series II shares
Sold	1,726,373	$60,615,726	2,541,444	$81,429,724
Distributions reinvested	3,819,377	109,113,279	1,487,822	45,408,334
Repurchased	(2,468,386)	(83,568,345)	(3,057,001)	(89,829,133)
Net increase (decrease)	3,077,364	$86,160,660	972,265	$37,008,925
Series III shares
Sold	—	—	38,373	$1,282,646
Distributions reinvested	—	—	12,410	378,892
Repurchased	—	—	(102,926)	(3,153,313)
Net increase (decrease)	—	—	(52,143)	($1,491,775)
Series NAV shares
Sold	5,229,497	$171,043,525	10,240,082	$303,097,641
Distributions reinvested	10,988,451	317,591,784	3,592,596	109,825,663
Repurchased	(14,059,249)	(486,626,931)	(3,551,170)	(112,498,249)
Net increase (decrease)	2,158,699	$2,008,378	10,281,508	$300,425,055
Net increase (decrease)	5,853,388	$107,142,061	11,326,656	$340,591,184

1	Series III shares were terminated on 10-4-06.

Overseas Equity	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	196,292	$2,957,464	277,895	$3,577,452
Capital contributions[1]	—	—	—	14,372
Distributions reinvested	52,464	728,691	3,226	42,129
Repurchased	(97,220)	(1,447,095)	(54,545)	(720,967)
Net increase (decrease)	151,536	$2,239,060	226,576	$2,912,986
Series II shares
Sold	190,134	$2,867,719	481,199	$6,340,743
Capital contributions[1]	—	—	—	28,882
Distributions reinvested	74,876	1,038,970	20,125	261,629
Repurchased	(254,371)	(3,829,858)	(332,969)	(4,301,962)
Net increase (decrease)	10,639	$76,831	168,355	$2,329,292
Series NAV shares
Sold	3,358,802	$49,483,446	17,573,007	$233,493,565
Capital contributions[1]	—	—	—	1,943,169
Distributions reinvested	5,756,582	79,373,681	844,560	10,937,045
Repurchased	(3,070,009)	(45,881,961)	(2,320,408)	(31,085,395)
Net increase (decrease)	6,045,375	$82,975,166	16,097,159	$215,288,384
Net increase (decrease)	6,207,550	$85,291,057	16,492,090	$220,530,662

1	Refer to payment made by affiliate, Note 1.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Pacific Rim	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,201,827	$16,200,213	2,903,154	$36,363,437
Distributions reinvested	3,001,158	32,583,919	92,057	1,181,100
Repurchased	(2,835,478)	(36,746,340)	(3,490,750)	(42,255,493)
Net increase (decrease)	1,367,507	$12,037,792	(495,539)	($4,710,956)
Series II shares
Sold	1,316,720	$17,370,065	1,812,543	$22,354,848
Distributions reinvested	1,142,991	12,357,424	28,449	363,857
Repurchased	(1,594,083)	(20,695,600)	(2,807,132)	(34,012,240)
Net increase (decrease)	865,628	$9,031,889	(966,140)	($11,293,535)
Series III shares
Sold	—	—	44,386	$540,905
Distributions reinvested	—	—	229	2,930
Repurchased	—	—	(94,329)	(1,156,054)
Net increase	—	—	(49,714)	($612,219)
Series NAV shares
Sold	324,587	$4,312,509	613,636	$7,658,939
Distributions reinvested	227,972	2,482,479	6,878	88,528
Repurchased	(285,833)	(3,770,623)	(584,505)	(7,213,745)
Net increase (decrease)	266,726	$3,024,365	36,009	$533,722
Net increase (decrease)	2,499,861	$24,094,046	(1,475,384)	($16,082,988)

1	Series III shares were terminated on 10-4-06.

Quantitative All Cap	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	206,026	$3,633,638	351,596	$5,890,196
Distributions reinvested	2,692,359	42,152,828	1,646,134	27,776,111
Repurchased	(2,610,842)	(45,673,602)	(2,812,530)	(47,497,259)
Net increase (decrease)	287,543	$112,864	(814,800)	($13,830,952)
Series II shares
Sold	9,999,652	$178,061,993	70,289	$1,202,503
Distributions reinvested	994,457	15,131,905	33,945	571,710
Repurchased	(2,726,073)	(48,893,833)	(90,789)	(1,502,279)
Net increase (decrease)	8,268,036	$144,300,065	13,445	$271,934
Series III shares
Sold	—	—	2,280	$39,201
Distributions reinvested	—	—	3,482	57,285
Repurchased	—	—	(79,532)	(1,304,687)
Net increase (decrease)	—	—	(73,770)	($1,208,201)
Series NAV shares
Sold	31,669	$559,652	16,677	$291,968
Distributions reinvested	7,018	108,944	997	17,250
Repurchased	(5,013)	(89,672)	(450)	(7,543)
Net increase (decrease)	33,674	$578,924	17,224	$301,675
Net increase (decrease)	8,589,253	$144,991,853	(857,901)	($14,465,544)

1	Series III shares were terminated on 10-4-06.

Quantitative Mid Cap	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	111,869	$1,142,969	256,466	$3,303,865
Distributions reinvested	206,455	1,919,619	507,636	5,543,389
Repurchased	(527,554)	(5,637,688)	(790,577)	(8,886,581)
Net increase (decrease)	(209,230)	($2,575,100)	(26,475)	($39,327)
Series II shares
Sold	2,708,657	$28,406,378	260,594	$3,357,010
Distributions reinvested	460,480	4,003,677	476,514	5,141,590
Repurchased	(1,040,766)	(10,873,602)	(821,157)	(8,894,296)
Net increase (decrease)	2,128,371	$21,536,453	(84,049)	($395,696)
Series NAV shares
Sold	65,907	$714,199	258,383	$2,912,657
Distributions reinvested	106,573	1,091,479	348,183	3,805,635
Repurchased	(1,340,711)	(14,386,553)	(153,127)	(1,661,944)
Net increase (decrease)	(1,168,231)	($12,580,875)	453,439	$5,056,348
Net increase (decrease)	750,910	$6,380,478	342,915	$4,621,325

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Quantitative Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	61,733	$902,949	45,491	$640,492
Distributions reinvested	9,305	127,215	3,412	44,937
Repurchased	(32,600)	(465,806)	(47,241)	(733,645)
Net increase (decrease)	38,438	$564,358	1,662	($48,216)
Series II shares
Sold	2,249,299	$33,537,902	252,997	$3,690,540
Distributions reinvested	127,604	1,667,236	54,738	723,631
Repurchased	(583,309)	(8,492,420)	(164,890)	(2,403,798)
Net increase (decrease)	1,793,594	$26,712,718	142,845	$2,010,373
Series NAV shares
Sold	23,731,208	$346,723,166	18,263,839	$260,814,417
Distributions reinvested	5,937,690	80,021,544	3,022,278	39,803,405
Repurchased	(511,231)	(7,519,335)	(224,803)	(3,124,262)
Net increase (decrease)	29,157,667	$419,225,375	21,061,314	$297,493,560
Net increase (decrease)	30,989,699	$446,502,451	21,205,821	$299,455,717

Real Estate Equity	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,745,639	$38,283,964	22,520,330	$283,244,994
Distributions reinvested	3,612,103	42,087,750	—	—
Repurchased	(3,124,799)	(51,505,847)	(1,946,860)	(28,179,305)
Net increase (decrease)	3,232,943	$28,865,867	20,573,470	$255,065,689

1	Period from 4-28-06 (commencement of operations) to 12-31-06.

Real Estate Securities	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	444,799	$9,239,251	889,549	$22,089,895
Capital contributions[2]	—	—	—	15,817
Distributions reinvested	8,147,427	135,228,882	2,522,678	54,817,798
Repurchased	(4,783,357)	(97,340,877)	(2,755,735)	(68,085,575)
Net increase (decrease)	3,808,869	$47,127,256	656,492	$8,837,935
Series II shares
Sold	2,236,550	$45,637,654	1,060,941	$26,155,961
Capital contributions[2]	—	—	—	8,521
Distributions reinvested	4,869,313	79,788,100	1,243,038	26,998,777
Repurchased	(3,350,289)	(66,430,348)	(1,440,746)	(35,655,123)
Net increase (decrease)	3,755,574	$58,995,406	863,233	$17,508,136
Series III shares
Sold	—	—	23,987	$615,876
Distributions reinvested	—	—	16,955	365,714
Repurchased	—	—	(113,166)	(2,597,366)
Net increase (decrease)	—	—	(72,224)	($1,615,776)
Series NAV shares
Sold	722,820	$13,617,580	2,729,418	$68,528,348
Capital contributions[2]	—	—	—	22,003
Distributions reinvested	12,481,596	203,376,955	8,344,674	180,829,090
Repurchased	(4,610,566)	(90,330,070)	(28,603,970)	(637,688,204)
Net increase (decrease)	8,593,850	$126,664,465	(17,529,878)	($388,308,763)
Net increase (decrease)	16,158,293	$232,787,127	(16,082,377)	($363,578,468)

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Science & Technology	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,518,437	$21,817,581	548,312	$6,412,017
Repurchased	(6,718,415)	(90,178,644)	(6,869,175)	(80,976,665)
Net increase (decrease)	(5,199,978)	($68,361,063)	(6,320,863)	($74,564,648)
Series II shares
Sold	1,526,878	$21,767,417	944,023	$11,135,803
Repurchased	(1,686,296)	(22,344,396)	(1,344,195)	(15,597,932)
Net increase (decrease)	(159,418)	($576,979)	(400,172)	($4,462,129)
Series III shares
Sold	—	—	7,311	$85,191
Repurchased	—	—	(142,549)	(1,525,528)
Net increase (decrease)	—	—	(135,238)	($1,440,337)
Series NAV shares
Sold	304,638	$4,409,915	91,533	$1,059,726
Repurchased	(93,289)	(1,359,367)	(17,566)	(205,850)
Net increase (decrease)	211,349	$3,050,548	73,967	$853,876
Net increase (decrease)	(5,148,047)	($65,887,494)	(6,782,306)	($79,613,238)

1	Series III shares were terminated on 10-4-06.

Small Cap	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	126,729	$1,852,573	80,383	$1,144,915
Distributions reinvested	7,571	88,630	5,966	83,710
Repurchased	(176,266)	(2,515,446)	(64,720)	(824,637)
Net increase (decrease)	(41,966)	($574,243)	21,629	$403,988
Series II shares
Sold	60,194	$846,706	104,481	$1,512,428
Distributions reinvested	18,660	218,539	7,895	110,690
Repurchased	(66,859)	(964,889)	(62,362)	(865,513)
Net increase (decrease)	11,995	$100,356	50,014	$757,605
Series NAV shares
Sold	3,591,427	$51,442,405	5,536,886	$75,355,957
Distributions reinvested	2,511,696	29,751,446	983,019	13,801,589
Repurchased	(9,138,965)	(132,822,595)	(420,457)	(5,920,336)
Net increase (decrease)	(3,035,842)	($51,628,744)	6,099,448	$83,237,210
Net increase (decrease)	(3,065,813)	($52,102,631)	6,171,091	$84,398,803

Small Cap Growth	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	628,620	$7,092,684	2,821,235	$29,049,777
Capital contributions[1]	—	—	—	3,443
Distributions reinvested	567,696	5,804,623	—	—
Repurchased	(463,598)	(5,177,637)	(867,401)	(9,072,037)
Net increase (decrease)	732,718	$7,719,670	1,953,834	$19,981,183
Series II shares
Sold	1,560,451	$17,720,735	2,701,497	$29,377,580
Capital contributions[1]	—	—	—	4,647
Distributions reinvested	823,273	8,362,140	—	—
Repurchased	(1,226,969)	(13,321,651)	(1,856,466)	(20,081,342)
Net increase (decrease)	1,156,755	$12,761,224	845,031	$9,300,885
Series NAV shares
Sold	1,274,327	$13,926,648	1,007,847	$10,991,137
Capital contributions[1]	—	—	—	35,103
Distributions reinvested	5,272,222	53,954,796	—	—
Repurchased	(3,746,044)	(41,723,090)	(5,023,409)	(53,871,394)
Net increase (decrease)	2,800,505	$26,158,354	(4,015,562)	($42,845,154)
Net increase (decrease)	4,689,978	$46,639,248	(1,216,697)	($13,563,086)

1	Refer to payment made by affiliate, Note 1.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Small Cap Intrinsic Value	Year ended 12-31-07[1]
	Shares	Amount
Series NAV shares
Sold	13,265,100	$165,806,665
Distributions reinvested	254,873	2,882,615
Repurchased	(210,369)	(2,687,410)
Net increase (decrease)	13,309,604	$166,001,870

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

Small Cap Opportunities	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	187,661	$4,405,506	206,184	$4,910,922
Distributions reinvested	319,347	6,993,070	166,549	3,992,183
Repurchased	(1,464,480)	(35,204,548)	(1,324,918)	(31,333,639)
Net increase (decrease)	(957,472)	($23,805,972)	(952,185)	($22,430,534)
Series II shares
Sold	139,557	$3,155,465	227,824	$5,356,813
Distributions reinvested	224,730	4,892,088	107,866	2,574,766
Repurchased	(834,838)	(19,953,876)	(850,715)	(20,036,317)
Net increase (decrease)	(470,551)	($11,906,323)	(515,025)	($12,104,738)
Series NAV shares
Sold	2,740,946	$63,848,999	3,380,572	$78,098,908
Distributions reinvested	1,016,859	22,004,162	303,069	7,225,171
Repurchased	(3,121,338)	(72,612,405)	(557,962)	(13,677,603)
Net increase (decrease)	636,467	$13,240,756	3,125,679	$71,646,476
Net increase (decrease)	(791,556)	($22,471,539)	1,658,469	$37,111,204

Small Cap Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,523,242	$67,627,194	4,192,309	$77,287,055
Issued in reorganization (Note 11)	61,217	1,118,052	—	—
Capital contributions[1]	—	—	—	4,689
Distributions reinvested	1,105,026	19,322,901	13,406	244,120
Repurchased	(1,087,667)	(21,064,309)	(631,518)	(11,857,547)
Net increase (decrease)	3,601,818	$67,003,838	3,574,197	$65,678,317
Series II shares
Sold	1,131,412	$23,208,013	2,118,625	$41,367,240
Issued in reorganization (Note 11)	282,304	5,134,066	—	—
Capital contributions[1]	—	—	—	4,353
Distributions reinvested	818,239	14,656,127	391,024	7,104,907
Repurchased	(1,353,516)	(26,443,981)	(775,774)	(14,576,698)
Net increase (decrease)	878,439	$16,554,225	1,733,875	$33,899,802
Series NAV shares
Sold	1,068,337	$21,944,618	1,423,068	$28,318,890
Issued in reorganization (Note 11)	17,218	314,156	—	—
Capital contributions[1]	—	—	—	17,526
Distributions reinvested	2,960,058	53,215,409	2,556,865	46,509,370
Repurchased	(2,890,251)	(56,942,837)	(3,139,700)	(62,238,607)
Net increase (decrease)	1,155,362	$18,531,346	840,233	$12,607,179
Net increase (decrease)	5,635,619	$102,089,409	6,148,305	$112,185,298

1	Refer to payment made by affiliate, Note 1.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Small Company	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	114,151	$1,707,472	322,469	$4,539,295
Distributions reinvested	51,431	614,358	8,525	127,956
Repurchased	(122,055)	(1,844,199)	(123,980)	(1,749,873)
Net increase (decrease)	43,527	$477,631	207,014	$2,917,378
Series II shares
Sold	12,704	$169,307	82,832	$1,157,016
Distributions reinvested	73,814	878,899	192,093	2,869,869
Repurchased	(254,329)	(3,701,462)	(1,383,026)	(20,428,932)
Net increase (decrease)	(167,811)	($2,653,256)	(1,108,101)	($16,402,047)
Series NAV shares
Sold	707,955	$9,982,956	1,000,493	$13,973,482
Distributions reinvested	569,266	6,831,879	373,520	5,610,276
Repurchased	(1,741,364)	(26,509,807)	(280,019)	(4,126,618)
Net increase (decrease)	(464,143)	($9,694,972)	1,093,994	$15,457,140
Net increase (decrease)	(588,427)	($11,870,597)	192,907	$1,972,471

Small Company Growth	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	9,445,853	$155,202,374	2,693,924	$37,940,313
Distributions reinvested	705,712	11,110,267	5,755	83,282
Repurchased	(256,484)	(4,299,568)	(39,558)	(573,619)
Net increase (decrease)	9,895,081	$162,013,073	2,660,121	$37,449,976

Small Company Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	190,705	$4,093,138	508,468	$11,415,481
Distributions reinvested	1,922,384	37,708,874	2,172,752	46,062,351
Repurchased	(3,691,446)	(78,604,382)	(3,253,568)	(69,575,201)
Net increase (decrease)	(1,578,357)	($36,802,370)	(572,348)	($12,097,369)
Series II shares
Sold	208,237	$4,260,685	642,255	$14,077,364
Distributions reinvested	1,355,123	26,369,960	1,490,806	31,456,002
Repurchased	(2,531,567)	(54,066,796)	(2,197,776)	(46,986,617)
Net increase (decrease)	(968,207)	($23,436,151)	(64,715)	($1,453,251)
Series NAV shares
Sold	3,576,237	$75,625,410	3,108,928	$64,793,427
Distributions reinvested	2,349,941	45,368,306	1,200,696	25,406,724
Repurchased	(474,959)	(10,375,140)	(266,986)	(5,903,549)
Net increase (decrease)	5,451,219	$110,618,576	4,042,638	$84,296,602
Net increase (decrease)	2,904,655	$50,380,055	3,405,575	$70,745,982

U.S. Core	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	37,622	$762,827	21,397	$471,404
Distributions reinvested	4,422,222	88,018,367	6,543,327	131,913,477
Repurchased	(10,722,347)	(232,552,126)	(11,952,273)	(252,254,653)
Net increase (decrease)	(6,262,503)	($143,770,932)	(5,387,549)	($119,869,772)
Series II shares
Sold	46,630	$986,376	106,420	$2,177,445
Distributions reinvested	426,580	8,444,715	621,196	12,473,608
Repurchased	(1,005,151)	(21,689,315)	(1,200,974)	(25,315,901)
Net increase (decrease)	(531,941)	($12,258,224)	(473,358)	($10,664,848)
Series III shares
Sold	—	—	1,239	$27,214
Distributions reinvested	—	—	3,908	78,323
Repurchased	—	—	(34,036)	(657,203)
Net increase (decrease)	—	—	(28,889)	($551,666)
Series NAV shares
Sold	68,833	$1,471,500	52,961	$1,150,809
Distributions reinvested	13,850	273,543	8,395	169,322
Repurchased	(19,969)	(430,908)	(31,865)	(660,466)
Net increase (decrease)	62,714	$1,314,135	29,491	$659,665
Net increase (decrease)	(6,731,730)	($154,715,021)	(5,860,305)	($130,426,621)

1	Series III shares were terminated on 10-4-06.

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

U.S. Global Leaders Growth	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	118,092	$1,586,502	172,434	$2,058,454
Distributions reinvested	29,993	397,983	29,487	379,203
Repurchased	(701,274)	(9,348,897)	(812,784)	(10,211,873)
Net increase (decrease)	(553,189)	($7,364,412)	(610,863)	($7,774,216)
Series II shares
Sold	49,691	$655,858	112,111	$1,426,421
Distributions reinvested	17,282	230,053	25,004	321,551
Repurchased	(598,797)	(7,996,889)	(684,693)	(8,757,127)
Net increase (decrease)	(531,824)	($7,110,978)	(547,578)	($7,009,155)
Series III shares
Sold	—	—	567	$7,581
Distributions reinvested	—	—	40	507
Repurchased	—	—	(4,372)	(53,600)
Net increase (decrease)	—	—	(3,765)	($45,512)
Series NAV shares
Sold	11,236,565	$149,050,289	17,897,695	$228,556,322
Distributions reinvested	484,167	6,402,367	305,111	3,926,778
Repurchased	(28,511,372)	(390,501,564)	(342,897)	(4,340,146)
Net increase (decrease)	(16,790,640)	($235,048,908)	17,859,909	$228,142,954
Net increase (decrease)	(17,875,653)	($249,524,298)	16,697,703	$213,314,071

1	Series III shares were terminated on 10-4-06.

U.S. Large Cap	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	254,350	$4,207,728	415,873	$6,032,424
Distributions reinvested	271,870	4,387,108	174,619	2,650,717
Repurchased	(6,056,902)	(102,161,285)	(6,159,050)	(94,316,493)
Net increase (decrease)	(5,530,682)	($93,566,449)	(5,568,558)	($85,633,352)
Series II shares
Sold	201,692	$3,305,580	395,336	$6,056,320
Distributions reinvested	48,120	774,390	32,001	484,491
Repurchased	(1,669,518)	(28,355,910)	(2,146,174)	(32,864,527)
Net increase (decrease)	(1,419,706)	($24,275,940)	(1,718,837)	($26,323,716)
Series NAV shares
Sold	7,568,530	$126,773,878	25,500,987	$395,732,555
Distributions reinvested	366,507	5,889,697	2,044	30,940
Repurchased	(433,918)	(7,312,703)	(860,874)	(13,758,029)
Net increase (decrease)	7,501,119	$125,350,872	24,642,157	$382,005,466
Net increase (decrease)	550,731	$7,508,483	17,354,762	$270,048,398

U.S. Multi Sector	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	27,167,224	$385,840,797	35,693,652	$474,497,392
Distributions reinvested	8,208,555	111,036,240	247,113	3,274,245
Repurchased	(8,715,578)	(124,512,686)	(904,097)	(11,912,615)
Net increase (decrease)	26,660,201	$372,364,351	35,036,668	$465,859,022

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Utilities	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,435,605	$53,930,680	2,814,353	$36,450,211
Distributions reinvested	3,038,809	43,726,755	1,139,231	13,169,511
Repurchased	(2,467,977)	(37,862,535)	(1,559,068)	(20,329,760)
Net increase (decrease)	4,006,437	$59,794,900	2,394,516	$29,289,962
Series II shares
Sold	983,228	$15,558,464	1,052,612	$13,614,081
Distributions reinvested	1,255,326	17,960,563	692,639	7,965,348
Repurchased	(1,595,401)	(24,415,926)	(1,304,044)	(16,773,985)
Net increase (decrease)	643,153	$9,103,101	441,207	$4,805,444
Series III shares
Sold	—	—	6,530	$85,608
Distributions reinvested	—	—	7,263	83,379
Repurchased	—	—	(51,273)	(602,927)
Net increase (decrease)	—	—	(37,480)	($433,940)
Series NAV shares
Sold	1,300,131	$20,821,557	324,823	$4,148,261
Distributions reinvested	317,818	4,528,770	43,416	501,890
Repurchased	(317,455)	(5,087,641)	(143,819)	(1,948,434)
Net increase (decrease)	1,300,494	$20,262,686	224,420	$2,701,717
Net increase (decrease)	5,950,084	$89,160,687	3,022,663	$36,363,183

1	Series III shares were terminated on 10-4-06.

Value	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series I shares
Sold	643,014	$14,549,690	1,240,848	$25,960,331
Distributions reinvested	4,814,655	88,843,708	1,939,615	38,520,745
Repurchased	(2,522,172)	(55,697,513)	(2,431,074)	(50,921,413)
Net increase (decrease)	2,935,497	$47,695,885	749,389	$13,559,663
Series II shares
Sold	550,646	$12,269,133	1,116,342	$23,185,325
Distributions reinvested	973,375	17,865,253	342,006	6,771,726
Repurchased	(888,830)	(19,694,472)	(959,883)	(19,626,074)
Net increase (decrease)	635,191	$10,439,914	498,465	$10,330,977
Series NAV shares
Sold	375,591	$8,342,436	188,267	$4,125,382
Distributions reinvested	159,645	2,870,755	16,726	332,179
Repurchased	(96,213)	(2,060,438)	(84,052)	(1,816,943)
Net increase (decrease)	439,023	$9,152,753	120,941	$2,640,618
Net increase (decrease)	4,009,711	$67,288,552	1,368,795	$26,531,258

Value & Restructuring	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	6,333,151	$102,431,054	11,274,583	$160,567,115
Distributions reinvested	964,435	15,275,405	72,704	1,025,120
Repurchased	(2,042,107)	(34,416,413)	(549,231)	(7,758,326)
Net increase (decrease)	5,255,479	$83,290,046	10,798,056	$153,833,909

Vista	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	705,952	$11,684,989	3,261,181	$43,943,777
Distributions reinvested	870,359	15,292,216	—	—
Repurchased	(1,078,018)	(18,584,990)	(119,491)	(1,760,377)
Net increase (decrease)	498,293	$8,392,215	3,141,690	$42,183,400

John Hancock Trust

Notes to Financial Statements

7.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the year ended December 31, 2007:

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
All Cap Core	—	$2,096,464,825	—	$1,765,554,707
All Cap Growth	—	282,587,799	—	340,105,266
All Cap Value	—	132,563,735	—	374,638,778
American Asset Allocation	—	528,451,261	—	—
American High-Income Bond	—	50,276,686	—	767,244
American Blue Chip Income and Growth	—	23,731,970	—	57,653,868
American Bond	—	526,783,277	—	30,718,938
American Fundamental Holding	—	59,435,525	—	338
American Global Diversification	—	109,192,950	—	337
American Global Growth	—	228,025,394	—	943,866
American Global Small Capitalization	—	92,135,034	—	1,806,822
American Growth	—	349,203,472	—	156,049,230
American Growth-Income	—	283,058,137	—	66,434,804
American International	—	231,693,849	—	116,740,512
American New World	—	82,956,269	—	2,986,114
Blue Chip Growth	—	1,174,354,372	—	984,265,278
Capital Appreciation	—	771,690,176	—	760,198,768
Classic Value	—	26,477,221	—	34,148,245
Core Equity	—	302,490,691	—	152,254,364
Dynamic Growth	—	206,805,979	—	243,253,312
Emerging Growth	—	11,815,044	—	17,649,622
Emerging Markets Value	—	492,982,150	—	41,208,904
Emerging Small Company	—	174,383,375	—	237,231,348
Equity-Income	—	590,809,127	—	678,229,134
Financial Services	—	19,811,412	—	69,129,609
Fundamental Value	—	271,809,602	—	99,573,707
Global	—	539,367,316	—	201,591,294
Global Allocation	$156,177,168	179,000,777	$153,992,663	142,829,593
Global Real Estate	—	553,457,064	—	417,190,240
Growth & Income	—	2,477,949,735	—	2,699,218,213
Health Sciences	—	124,467,210	—	149,109,329
Income & Value	93,602,874	205,868,012	105,973,180	285,068,680
International Core	—	731,258,759	—	582,354,983
International Opportunities	—	1,025,579,213	—	979,218,315
International Small Cap	—	146,984,447	—	203,798,753
International Small Company	—	66,667,595	—	87,354,350
International Value	—	405,654,752	—	398,707,575
Large Cap	—	717,592,161	—	233,554,384
Large Cap Value	—	469,106,691	—	394,115,882
Managed	383,983,289	723,854,047	365,577,748	955,422,329
Mid Cap Intersection	—	571,687,589	—	249,667,855
Mid Cap Stock	—	1,512,931,452	—	1,515,328,044
Mid Cap Value	—	280,344,454	—	259,006,058
Mid Cap Value Equity	—	61,991,043	—	38,534,317
Mid Value	—	130,418,927	—	140,385,670
Mutual Shares	—	465,491,555	—	102,356,260
Natural Resources	—	381,392,508	—	713,204,004
Overseas Equity	—	385,380,256	—	379,822,728
Pacific Rim	—	155,724,477	—	179,893,066
Quantitative All Cap	—	715,383,390	—	629,114,935
Quantitative Mid Cap	—	90,871,356	—	91,817,123
Quantitative Value	—	1,462,801,722	—	1,104,141,691
Real Estate Equity	—	138,400,443	—	147,481,579
Real Estate Securities	—	622,298,148	—	791,597,870
Science & Technology	—	495,780,247	—	583,082,969
Small Cap	—	236,432,024	—	310,663,938
Small Cap Growth	—	308,163,748	—	333,758,594
Small Cap Intrinsic Value	—	190,233,667	—	28,297,008
Small Cap Opportunities	—	170,182,935	—	214,945,393

John Hancock Trust

Notes to Financial Statements

PURCHASES AND SALES OF SECURITIES, CONTINUED

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
Small Cap Value	—	$208,525,390	—	$192,713,659
Small Company	—	87,810,756	—	108,126,001
Small Company Growth	—	216,635,087	—	70,908,151
Small Company Value	—	120,746,595	—	176,092,434
U.S. Core	—	624,493,854	—	864,486,082
U.S. Global Leaders Growth	—	325,968,636	—	566,652,801
U.S. Large Cap	—	401,698,701	—	399,209,031
U.S. Multi Sector	—	1,256,292,071	—	954,402,722
Utilities	—	253,182,496	—	225,955,617
Value	—	255,821,494	—	285,918,495
Value & Restructuring	—	161,133,623	—	83,639,203
Vista	—	166,129,196	—	171,070,113

For Franklin Templeton Founding Allocation, the purchases and sales of affiliated underlying funds during the year ended December 31, 2007, were $1,210,605,377 and $15,161,420, respectively.

8.  FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles. Income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits and excise tax regulations. Each Portfolio’s policy is to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code so as not to be subject to federal income tax. Therefore, no federal income tax provision is required.

Capital Accounts  Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Book/tax differences are primarily attributable to amortization and accretion of debt securities, passive foreign investment companies, foreign currency transactions, derivative transactions, partnerships and short-term capital gain distributions received from underlying funds.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
All Cap Core	$973,667,970	$42,620,934	($51,913,048)	($9,292,114)
All Cap Growth	317,215,225	76,529,087	(9,437,468)	67,091,619
All Cap Value	124,157,514	14,685,620	(4,037,392)	10,648,228
American Asset Allocation	528,451,261	—	(17,814,153)	(17,814,153)
American Blue Chip Income and Growth	156,690,712	18,574,193	—	18,574,193
American Bond	1,033,725,671	—	(27,790,812)	(27,790,812)
American Fundamental Holding	59,435,187	—	(1,033,650)	(1,033,650)
American Global Diversification	109,192,613	20,021	(1,228,584)	(1,208,563)
American Global Growth	227,113,541	204,394	—	204,394
American Global Small Capitalization	90,342,881	—	(3,417,484)	(3,417,484)
American Growth	1,510,221,487	330,301,716	—	330,301,716
American Growth-Income	1,304,310,561	164,792,414	—	164,792,414
American High-Income Bond	49,509,442	—	(3,452,838)	(3,452,838)
American International	951,804,988	321,569,713	—	321,569,713
American New World	80,100,913	3,199,342	—	3,199,342
Blue Chip Growth	2,716,576,720	769,074,681	(83,463,389)	685,611,292
Capital Appreciation	982,817,069	181,311,409	(20,088,634)	161,222,775
Classic Value	69,689,700	—	(9,295,426)	(9,295,426)
Core Equity	678,368,040	75,725,936	(94,143,426)	(18,417,490)
Dynamic Growth	124,443,937	6,763,190	(1,228,179)	5,535,011
Emerging Growth	33,748,182	2,890,391	(4,803,424)	(1,913,033)
Emerging Markets Value	463,918,593	82,156,582	(26,700,061)	55,456,521
Emerging Small Company	238,593,091	37,637,744	(17,369,979)	20,267,765
Equity-Income	2,133,491,468	459,758,485	(149,522,450)	310,236,035
Financial Services	116,612,542	30,897,483	(4,351,191)	26,546,292
Franklin Templeton Founding Allocation	1,195,443,956	—	(56,968,866)	(56,968,866)
Fundamental Value	1,139,742,617	350,078,631	(53,599,533)	296,479,098
Global	754,587,775	72,148,710	(52,150,439)	19,998,271

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Allocation	$320,217,997	$29,128,260	($18,472,268)	$10,655,992
Global Real Estate	609,141,974	41,793,042	(63,870,760)	(22,077,717)
Growth & Income	1,794,189,382	254,119,151	(68,790,773)	185,328,378
Health Sciences	227,727,200	49,494,062	(15,699,240)	33,794,822
Income and Value	478,818,091	53,930,207	(38,063,383)	15,866,824
International Core	1,525,884,629	289,758,463	(49,155,937)	240,602,526
International Opportunities	910,809,591	132,876,365	(18,127,636)	114,748,729
International Small Cap	529,663,992	150,078,376	(59,955,106)	90,123,270
International Small Company	245,893,626	37,677,323	(27,303,011)	10,374,312
International Value	1,563,970,272	344,168,696	(48,280,776)	295,887,920
Large Cap	720,426,395	53,329,778	(72,064,065)	(18,734,287)
Large Cap Value	583,748,577	77,770,837	(17,938,500)	59,832,337
Managed	1,472,778,774	78,457,904	(83,489,843)	(5,031,939)
Mid Cap Intersection	312,558,589	19,352,026	(27,512,967)	(8,160,941)
Mid Cap Stock	1,204,990,083	232,143,713	(40,447,495)	191,696,218
Mid Cap Value	542,740,168	59,284,274	(61,924,037)	(2,639,763)
Mid Cap Value Equity	140,983,128	21,683,473	(12,391,793)	9,291,680
Mid Value	199,499,059	16,387,298	(16,308,289)	79,009
Mutual Shares	394,445,657	17,300,928	(26,738,346)	(9,437,418)
Natural Resources	884,937,658	354,304,422	(4,874,782)	349,429,640
Overseas Equity	565,915,611	87,766,098	(27,899,921)	59,866,177
Pacific Rim	150,538,450	26,848,126	(12,125,687)	14,722,439
Quantitative All Cap	402,991,469	29,827,977	(18,000,191)	11,827,786
Quantitative Mid Cap	39,564,324	1,798,738	(3,192,030)	(1,393,292)
Quantitative Value	849,565,232	32,828,267	(54,761,857)	(21,933,590)
Real Estate Equity	295,007,873	5,143,150	(43,262,974)	(38,119,824)
Real Estate Securities	735,828,290	23,723,970	(95,076,784)	(71,352,814)
Science & Technology	393,374,931	44,501,248	(18,411,790)	26,089,458
Small Cap	189,307,377	14,210,318	(16,742,779)	(2,532,461)
Small Cap Growth	300,892,909	55,022,096	(13,377,263)	41,644,833
Small Cap Intrinsic Value	169,112,259	9,036,650	(23,360,912)	(14,324,262)
Small Cap Opportunities	405,613,386	57,236,444	(44,259,503)	12,976,941
Small Cap Value	448,913,363	42,023,176	(49,181,936)	(7,158,760)
Small Company	46,991,251	3,490,689	(4,696,143)	(1,205,454)
Small Company Growth	275,766,686	29,486,906	(20,445,706)	9,041,200
Small Company Value	541,315,960	200,943,632	(62,613,217)	138,330,415
U.S. Core	774,268,273	67,578,535	(56,707,889)	10,870,646
U.S. Global Leaders Growth	433,411,431	39,734,070	(24,835,635)	14,898,435
U.S. Large Cap	964,268,978	125,122,793	(105,240,714)	19,882,079
U.S. Multi Sector	1,644,657,795	162,802,214	(105,762,375)	57,039,839
Utilities	250,923,478	46,181,860	(5,980,431)	40,201,429
Value	327,489,403	43,537,170	(33,392,088)	10,145,082
Value & Restructuring	396,901,207	101,151,770	(36,308,467)	64,843,303
Vista	122,134,834	41,407,171	(2,645,458)	38,761,713

The tax-basis components of distributable earnings at December 31, 2007 were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
All Cap Core	$2,117,167	—	$171,870,733	$9,473,784
All Cap Growth	—	—	115,383,254	—
All Cap Value	404,499	$2,453,720	—	—
American Asset Allocation	—	—	—	—
American Blue Chip Income and Growth	2,193,772	1,594,569	—	—
American Bond	38,498,598	27,675	—	—
American Fundamental Holding	105,476	—	—	—
American Global Diversification	86,220	—	—	—
American Global Growth	—	—	—	—

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
American Global Small Capitialization	$38	—	—	—
American Growth	989,664	$17,529,372	—	—
American Growth-Income	—	21,832,905	—	—
American High Income Bond	—	—	—	—
American International	7,445,824	20,712,093	—	—
American New World	64,684	—	—	—
Blue Chip Growth	5,629,529	50,965,506	$307,404,406	—
Capital Appreciation	670,182	—	263,326,469	—
Classic Value	—	625,411	—	—
Core Equity	553,548	16,057,609	—	—
Dynamic Growth	—	—	85,374,498	—
Emerging Growth	253,289	—	—	$12,965
Emerging Markets Value	2,033,191	—	—	—
Emerging Small Company	90,894	—	—	679,932
Equity-Income	5,068,615	51,719,115	3,439,358	—
Financial Services	51,605	6,376,132	2,996,495	—
Franklin Templeton Founding Allocation	—	20,922,042	—	—
Fundamental Value	1,615,815	16,227,445	—	—
Global	933,573	—	—	2,365,540
Global Allocation	—	571,201	—	—
Global Real Estate	—	—	—	6,147,006
Growth & Income	3,857,414	—	450,257,711	12,919,881
Health Sciences	3,504,464	1,611,895	—	—
Income & Value	1,876,952	8,570,236	—	—
International Core	17,487,570	12,145,816	—	—
International Opportunities	26,008,567	10,394,126	—	—
International Small Cap	2,044,514	6,513,606	—	—
International Small Company	—	—	—	—
International Value	5,611,516	42,737,907	—	—
Large Cap	—	—	426,974,234	—
Large Cap Value	1,589,420	—	—	3,325,055
Managed	8,749,840	5,884,196	—	—
Mid Cap Intersection	31,158	—	6,924,693	6,757,991
Mid Cap Stock	2,498,964	26,346,491	—	—
Mid Cap Value	2,513,535	15,125,772	—	—
Mid Cap Value Equity	947,556	1,880,401	—	—
Mid Value	1,700,626	2,145,963	—	—
Mutual Shares	—	—	27,735	—
Natural Resources	910,584	24,849,982	—	—
Overseas Equity	—	28,959,477	18,336,305	—
Pacific Rim	1,797,992	1,479,995	—	—
Quantitative All Cap	110,657	—	—	16,447,277
Quantitative Mid Cap	37,635	—	—	930,451
Quantitative Value	1,351,246	—	—	46,059,960
Real Estate Equity	2,019,518	—	—	11,406
Real Estate Securities	7,851,629	7,065,236	—	—
Science & Technology	—	—	861,968,951	—
Small Cap	43,130	1,658,625	—	—
Small Cap Growth	—	3,061,297	80,785,103	—
Small Cap Intrinsic Value	2,165,367	—	—	—
Small Cap Opportunities	2,483,518	7,523,238	—	—
Small Cap Value	1,384,288	1,201,387	—	—
Small Company	48,507	—	—	295,904
Small Company Growth	1,479,089	2,601,414	—	—
Small Company Value	1,741,078	9,516,736	—	—
U.S. Core	2,200,569	6,318,472	—	—
U.S. Global Leaders Growth	832,970	29,734,484	—	—
U.S. Large Cap	1,941,362	—	77,449,589	—
U.S. Multi Sector	4,989,649	—	—	19,956,756

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Utilities	$3,668,765	$5,808,835	—	—
Value	1,793,747	6,864,770	—	—
Value & Restructuring	456,609	—	—	$2,057,618
Vista	1,611,740	1,954,056	—	—

The tax character of distributions paid during 2007 and 2006 was as follows:

	2007 Distributions				2006 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core	$11,943,620	—	—	$11,943,620	$1,630,130	—	—	$1,630,130
All Cap Growth	285,067	—	—	285,067	—	—	—	—
All Cap Value	23,032,010	$49,264,624	—	72,296,634	9,853,531	$56,196,288	—	66,049,819
American Asset Allocation	8,819,495	1,559,209	—	10,378,704	—	—	—	—
American Blue Chip Income and Growth	5,101,333	34,055,065	—	39,156,398	861,253	3,416,413	—	4,277,666
American Bond	34,803,578	231,537	—	35,035,115	—	—	—	—
American Fundamental Holding	748,321	—	—	748,321	—	—	—	—
American Global Diversification	1,560,666	—	—	1,560,666	—	—	—	—
American Global Growth	3,333,909	830,188	—	4,164,097	—	—	—	—
American Global Small Capitialization	1,100,409	421,846	—	1,522,255	—	—	—	—
American Growth	17,154,154	178,158,117	—	195,312,271	2,405,558	8,657,174	—	11,062,732
American Growth-Income	32,525,887	70,867,360	—	103,393,247	9,909,313	1,205,517	—	11,114,830
American High Income Bond	2,754,133	—	—	2,754,133	—	—	—	—
American International	25,462,662	101,118,814	—	126,581,476	6,141,535	8,116,203	—	14,257,738
American New World	1,439,441	315,771	—	1,755,212	—	—	—	—
Blue Chip Growth	23,099,189	—	—	23,099,189	5,540,579	—	—	5,540,579
Capital Appreciation	3,583,461	4,410,682	—	7,994,143	4,923,730	35,170,197	—	40,093,927
Classic Value	3,858,492	4,797,472	—	8,655,964	1,345,268	675,798	—	2,021,066
Core Equity	3,017,229	41,679,253	—	44,696,482	443,837	30,784,030	—	31,227,867
Dynamic Growth	—	—	—	—	—	—	—	—
Emerging Growth	4,031,775	4,022,362	—	8,054,137	—	11,146,585	—	11,146,585
Emerging Markets Value	14,372,617	—	—	14,372,617	—	—	—	—
Emerging Small Company	1,357,953	57,207,731	—	58,565,684	—	16,997,586	—	16,997,586
Equity-Income	87,277,620	265,045,481	—	352,323,101	54,102,553	135,119,269	—	189,221,822
Financial Services	1,905,745	21,347,956	—	23,253,701	537,847	3,098	—	540,945
Franklin Templeton Founding Allocation	6,019,506	—	—	6,019,506	—	—	—	—
Fundamental Value	27,619,857	48,743,203	—	76,363,060	8,351,999	35,221,766	—	43,573,765
Global	11,741,254	41,970,017	—	53,711,271	5,105,152	—	—	5,105,152
Global Allocation	20,218,012	34,712,405	—	54,930,417	2,045,197	—	—	2,045,197
Global Real Estate	44,404,269	11,319,843	$3,921,992	59,646,104	—	—	—	—
Growth & Income	36,327,740	187,472,410	—	223,800,150	11,713,806	123,640,255	—	135,354,061
Health Sciences	12,881,803	36,109,456	—	48,991,259	2,447,209	21,110,206	—	23,557,415
Income & Value	21,281,195	36,234,359	—	57,515,554	12,081,494	—	—	12,081,494
International Core	111,166,906	131,282,886	—	242,449,792	5,738,490	43,984,485	—	49,722,975
International Opportunities	101,538,414	74,293,318	—	175,831,732	24,168,967	—	—	24,168,967
International Small Cap	35,905,782	175,747,347	—	211,653,129	7,429,751	—	—	7,429,751
International Small Company	20,421,840	7,385,868	—	27,807,708	—	—	—	—
International Value	102,785,831	243,546,165	—	346,331,996	27,341,054	65,639,264	—	92,980,318
Large Cap	31,308,722	15,052,437	—	46,361,159	4,124,115	14,879	—	4,138,994
Large Cap Value	6,361,051	37,565,271	—	43,926,322	3,731,665	19,115,327	—	22,846,992
Managed	80,783,544	28,900,049	—	109,683,593	27,348,585	122,416,454	—	149,765,039
Mid Cap Intersection	37,669	—	—	37,669	—	—	—	—
Mid Cap Stock	159,918,376	134,022,126	—	293,940,502	—	40,933,364	—	40,933,364
Mid Cap Value	13,309,997	135,190,613	—	148,500,610	8,862,097	96,047,603	—	104,909,700
Mid Cap Value Equity	3,347,658	2,206,374	—	5,554,032	—	—	—	—
Mid Value	16,321,535	29,658,494	—	45,980,029	7,122,192	6,994,820	—	14,117,012
Mutual Shares	—	—	—	—	—	—	—	—
Natural Resources	38,263,471	400,539,998	—	438,803,469	7,981,266	151,243,063	—	159,224,329
Overseas Equity	19,591,774	61,549,568	—	81,141,342	2,307,696	8,933,107	—	11,240,803
Pacific Rim	14,445,579	32,978,243	—	47,423,822	1,636,415	—	—	1,636,415

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

	2007 Distributions				2006 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Quantitative All Cap	$29,898,189	$27,495,488	—	$57,393,677	$17,082,718	$11,339,638	—	$28,422,356
Quantitative Mid Cap	3,077,576	3,937,199	—	7,014,775	—	14,490,614	—	14,490,614
Quantitative Value	56,222,445	25,593,549	—	81,815,994	28,370,640	12,201,334	—	40,571,974
Real Estate Equity	32,723,347	9,364,403	—	42,087,750	—	—	—	—
Real Estate Securities	104,452,563	313,941,374	—	418,393,937	60,011,186	203,000,193	—	263,011,379
Science & Technology	—	—	—	—	—	—	—	—
Small Cap	10,278,916	19,779,699	—	30,058,615	13,505,833	490,156	—	13,995,989
Small Cap Growth	21,294,473	46,827,086	—	68,121,559	—	—	—	—
Small Cap Intrinsic Value	2,882,615	—	—	2,882,615	—	—	—	—
Small Cap Opportunities	8,116,910	25,772,410	—	33,889,320	2,886,938	10,905,182	—	13,792,120
Small Cap Value	26,313,231	60,881,206	—	87,194,437	10,312,410	43,545,987	—	53,858,397
Small Company	2,993,075	5,332,061	—	8,325,136	5,960,394	2,647,707	—	8,608,101
Small Company Growth	2,606,363	8,503,904	—	11,110,267	83,282	—	—	83,282
Small Company Value	9,431,896	100,015,244	—	109,447,140	2,111,603	100,813,474	—	102,925,077
U.S. Core	39,895,579	56,841,046	—	96,736,625	66,963,642	77,671,088	—	144,634,730
U.S. Global Leaders Growth	7,030,403	—	—	7,030,403	4,284,286	343,753	—	4,628,039
U.S. Large Cap	11,051,195	—	—	11,051,195	3,166,148	—	—	3,166,148
U.S. Multi Sector	70,682,612	40,353,628	—	111,036,240	3,189,920	84,325	—	3,274,245
Utilities	29,449,721	36,766,367	—	66,216,088	9,705,103	12,015,025	—	21,720,128
Value	52,610,494	56,969,222	—	109,579,716	1,117,852	44,506,798	—	45,624,650
Value & Restructuring	9,710,535	5,564,870	—	15,275,405	1,024,878	242	—	1,025,120
Vista	7,919,589	7,372,627	—	15,292,216	—	—	—	—

At December 31, 2007, capital loss carryforwards available to offset future realized gain were approximately:

CAPITAL LOSS CARRYFORWARD
EXPIRING AT DECEMBER 31
PORTFOLIO	2008	2009	2010	2011	2012	2013	2014	2015
All Cap Core	—	$34,792,317	$137,078,416	—	—	—	—	—
All Cap Growth	—	840,956	80,357,466	$34,184,832	—	—	—	—
All Cap Value	—	—	—	—	—	—	—	—
American Asset Allocation	—	—	—	—	—	—	—	—
American Blue Chip Income and Growth	—	—	—	—	—	—	—	—
American Bond	—	—	—	—	—	—	—	—
American Fundamental Holding	—	—	—	—	—	—	—	—
American Global Diversification	—	—	—	—	—	—	—	—
American Global Growth	—	—	—	—	—	—	—	—
American Global Small Capitialization	—	—	—	—	—	—	—	—
American Growth	—	—	—	—	—	—	—	—
American Growth-Income	—	—	—	—	—	—	—	—
American High Income Bond	—	—	—	—	—	—	—	—
American International	—	—	—	—	—	—	—	—
American New World	—	—	—	—	—	—	—	—
Blue Chip Growth	$133,565,590	137,939,990	35,898,826	—	—	—	—	—
Capital Appreciation	105,946,015	25,259,099	115,232,744	16,888,611	—	—	—	—
Classic Value	—	—	—	—	—	—	—	—
Core Equity	—	—	—	—	—	—	—	—
Dynamic Growth	—	14,424,011	67,380,221	3,570,266	—	—	—	—
Emerging Growth	—	—	—	—	—	—	—	—
Emerging Markets Value	—	—	—	—	—	—	—	—
Emerging Small Company	—	—	—	—	—	—	—	—
Equity-Income	3,439,358	—	—	—	—	—	—	—
Financial Services	2,866,929	129,566	—	—	—	—	—	—
Franklin Templeton Founding Allocation	—	—	—	—	—	—	—	—
Fundamental Value	—	—	—	—	—	—	—	—
Global	—	—	—	—	—	—	—	—
Global Allocation	—	—	—	—	—	—	—	—
Global Real Estate	—	—	—	—	—	—	—	—
Growth & Income	—	163,470,392	232,197,130	54,590,189	—	—	—	—
Health Sciences	—	—	—	—	—	—	—	—

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

CAPITAL LOSS CARRYFORWARD
EXPIRING AT DECEMBER 31
PORTFOLIO	2008	2009	2010	2011	2012	2013	2014	2015
Income & Value	—	—	—	—	—	—	—	—
International Core	—	—	—	—	—	—	—	—
International Opportunities	—	—	—	—	—	—	—	—
International Small Cap	—	—	—	—	—	—	—	—
International Small Company	—	—	—	—	—	—	—	—
International Value	—	—	—	—	—	—	—	—
Large Cap	$86,679,270	$340,294,964	—	—	—	—	—	—
Large Cap Value	—	—	—	—	—	—	—	—
Managed	—	—	—	—	—	—	—	—
Mid Cap Intersection	—	—	—	—	—	—	—	$6,924,693
Mid Cap Stock	—	—	—	—	—	—	—	—
Mid Cap Value	—	—	—	—	—	—	—	—
Mid Cap Value Equity	—	—	—	—	—	—	—	—
Mid Value	—	—	—	—	—	—	—	—
Mutual Shares	—	—	—	—	—	—	—	27,735
Natural Resources	—	—	—	—	—	—	—	—
Overseas Equity	—	—	$6,479,491	$11,856,814	—	—	—	—
Pacific Rim	—	—	—	—	—	—	—	—
Quantitative All Cap	—	—	—	—	—	—	—	—
Quantitative Mid Cap	—	—	—	—	—	—	—	—
Quantitative Value	—	—	—	—	—	—	—	—
Real Estate Equity	—	—	—	—	—	—	—	—
Real Estate Securities	—	—	—	—	—	—	—	—
Science & Technology	1,607,929	560,420,903	216,663,301	83,276,818	—	—	—	—
Small Cap	—	—	—	—	—	—	—	—
Small Cap Growth	—	37,808,648	35,469,158	7,507,297	—	—	—	—
Small Cap Intrinsic Value	—	—	—	—	—	—	—	—
Small Cap Opportunities	—	—	—	—	—	—	—	—
Small Cap Value	—	—	—	—	—	—	—	—
Small Company	—	—	—	—	—	—	—	—
Small Company Growth	—	—	—	—	—	—	—	—
Small Company Value	—	—	—	—	—	—	—	—
U.S. Core	—	—	—	—	—	—	—	—
U.S. Global Leaders Growth	—	—	—	—	—	—	—	—
U.S. Large Cap	—	338,209	43,421,072	33,690,308	—	—	—	—
U.S. Multi Sector	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—
Value	—	—	—	—	—	—	—	—
Value & Restructuring	—	—	—	—	—	—	—	—
Vista	—	—	—	—	—	—	—	—

The Trust adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (“FIN 48”), on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Trust’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Franklin Templeton Founding Allocation invests primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. A summary of the Portfolio’s investment in affiliated funds during the year ended December 31, 2007 is set forth below:

PORTFOLIO	AFFILIATE SERIES NAV	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	SALE PROCEEDS	CAPITAL GAIN DISTRIBUTION FROM UNDERLYING FUNDS	DIVIDEND INCOME	ENDING VALUE
Franklin Templeton Founding Allocation
	Global	—	21,352,802	154,269	21,198,533	$2,940,363	$20,922,042	$2,995,871	$379,453,747
	Income	—	31,878,956	587,316	31,291,640	7,223,989	—	4,146,221	379,567,595
	Mutual Shares	—	32,172,669	419,217	31,753,452	4,997,068	—	—	379,453,748

10.  LEGAL AND REGULATORY MATTERS On June 25, 2007, John Hancock Advisers, LLC (the “Adviser”) and John Hancock Distributors, LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an

John Hancock Trust

Notes to Financial Statements

investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004. As a result of this settlement, the amount received by each Portfolio is set forth below:

PORTFOLIO	AMOUNT RECEIVED	PORTFOLIO	AMOUNT RECEIVED
All Cap Core	$ 655,372	Large Cap	$2,789,924
All Cap Growth	731,112	Large Cap Value	185,990
All Cap Value	176,134	Mid Cap Stock	799,463
Blue Chip Growth	709,629	Mid Cap Value	459,570
Capital Appreciation	725,944	Natural Resources	21,209
Dynamic Growth	146,760	Quantitative All Cap	1,141
Emerging Growth	13,181	Quantitative Mid Cap	232,155
Emerging Small Company	333,109	Real Estate Securities	161,839
Equity-Income	417,365	Science & Technology	505,747
Financial Services	52,653	Small Cap Growth	18,375
Fundamental Value	136,967	Small Cap Opportunities	187,019
Global	806,885	Small Company Value	83,601
Global Allocation	13,405	Special Value	15,855
Growth and Income	20,949	U.S. Core	2,116,692
Health Sciences	70,129	U.S. Global Leaders Growth	293,517
Income & Value	441,367	U.S. Large Cap	857,470
International Core	355,159	Utilities	69,130
International Small Cap	422,207	Value	512,524
International Value	1,147,277

These payments were recorded as a realized gain to the Portfolios’ on June 25, 2007.

11.  FUND MERGERS On April 12, 2007, the shareholders of the Strategic Opportunities Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Strategic Opportunities Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Large Cap Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 27, 2007.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Large Cap	Strategic Opportunities	$413,254,269	$25,931,657	25,781,699	$240,846,717	$654,100,986

See Note 7 for capital shares issued in connection with the above referenced reorganizations.

Fund Mergers  On November 30, 2006, the shareholders of the Strategic Value Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Strategic Value Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Large Cap Value Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on December 1, 2006.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Large Cap Value	Strategic Value	$130,256,967	5,737,438	$390,434,206	$520,691,173

See Note 7 for capital shares issued in connection with the above referenced reorganizations.

FUND MERGERS, CONTINUED

John Hancock Trust

Notes to Financial Statements

Fund Mergers  On April 25, 2006, the shareholders of the Large Cap Growth Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Large Cap Growth Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Capital Appreciation Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on April 28, 2006.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Capital Appreciation	Large Cap Growth	$516,553,704	$47,815,361	57,921,323	$359,988,614	$876,542,318

See Note 7 for capital shares issued in connection with above referenced reorganizations.

Fund Mergers  On September 26, 2007, the shareholders of the Special Value Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Special Value Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Small Cap Value Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on November 9, 2007.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Small Cap Value	Special Value	$6,566,274	$745,010	360,739	$434,075,923	$440,642,197

See Note 7 for capital shares issued in connection with above referenced reorganizations.

12.  SUBSEQUENT EVENT At its meeting on September 27–28, 2007, the Board, including all of the Independent Trustees, approved the reorganization of JHT from a business trust organized under the laws of the Commonwealth of Massachusetts to a limited liability company organized under the laws of the State of Delaware through a conversion of JHT to a Delaware LLC as permitted by the Delaware Limited Liability Company Act (the “Reorganization”). The Board also approved a Plan of Conversion to effect the Reorganization. The Reorganization and the Plan of Conversion were subsequently also approved by shareholders of each series of the Trust, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008. The Reorganization and the Plan of Conversion must be approved by shareholders of the U.S. Multi Sector Trust prior to being effected for all series of JHT. In connection with the Reorganization, it is anticipated that some of the series of the Trust will elect to be taxed as partnerships for federal income tax purposes instead of being taxed as regulated investment companies.

At its meeting on December 13-14, 2007, the Board approved the following merger transactions (the “Reorganizations”):

ACQUIRED PORTFOLIOS		CORRESPONDING ACQUIRING PORTFOLIOS
Dynamic Growth	—	Mid Cap Stock
Growth & Income	—	Quantitative All Cap
Quantitative Mid Cap	—	Mid Cap Index
U.S. Global Leaders Growth	—	Blue Chip Growth

Under the Plan of Reorganization and with respect to each of the four combinations comprising the Reorganization: (i) the Acquiring Portfolio will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the shares of the Acquiring Portfolio will be distributed to the shareholders of the Acquired Portfolio; and (iii) the Acquired Portfolio will liquidate and terminate.

A Special Meeting of Shareholders of each of the Acquired Portfolios will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 14, 2008 at 10:00 A.M., Eastern Time (the “Meeting”) to consider the Reorganizations. If approved by shareholders, the Reorganizations are expected to occur immediately after the close of business on April 25, 2008.

John Hancock Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

The financial highlights for periods ending on or before December 31, 2004 for the Growth & Income Trust, Managed Trust, Mid Value Trust, Overseas Equity Trust, Small Cap Growth Trust, Small Cap Value Trust, Financial Services Trust, and Health Sciences Trust were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2008

John Hancock Trust

Results of the Special Meetings of Shareholders

Shareholders Meeting  On September 26, 2007, a special meeting of Shareholders of the John Hancock Trust (the “Trust”) was held at 601 Congress Street, Boston, MA at 10:00 A.M., Eastern Time for the purpose of considering and voting upon:

Proposal 1	Approval of Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Special Value Trust into the Small Cap Value Trust. (Only Shareholders of the Special Value Trust voted on Proposal 1.)

At the meeting, the proposal was approved by the shareholders of each Portfolio. The number of votes cast FOR or AGAINST or which ABSTAINED from voting is set forth below for each proposal:

		SHARES
PORTFOLIO	FOR	AGAINST	ABSTAINED
Proposal 1
Special Value Trust	408,319	24,294	37,934

John Hancock Trust

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2007.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

PORTFOLIO	CAPITAL GAINS
All Cap Core	—
All Cap Growth	—
All Cap Value	$49,264,624
American Asset Allocation	1,559,209
American Blue Chip Income and Growth	34,055,065
American Bond	231,537
American Fundamental Holding	—
American Global Diversification	—
American Global Growth	830,188
American Global Small Capitialization	421,846
American Growth	178,158,117
American Growth-Income	70,867,360
American High Income Bond	—
American International	101,118,814
American New World	315,771
Blue Chip Growth	—
Capital Appreciation	4,410,682
Classic Value	4,797,472
Core Equity	41,679,253
Dynamic Growth	—
Emerging Growth	4,022,362
Emerging Markets Value	—
Emerging Small Company	57,207,731
Equity-Income	265,045,481
Financial Services	21,347,956
Franklin Templeton Founding Allocation	—
Fundamental Value	48,743,203
Global	41,970,017
Global Allocation	34,712,405
Global Real Estate	11,319,843
Growth & Income	187,472,410
Health Sciences	36,109,456
Income & Value	36,234,359
International Core	131,282,886
International Opportunities	74,293,318
International Small Cap	175,747,347
International Small Company	$7,385,868
International Value	243,546,165
Large Cap	15,052,437
Large Cap Value	37,565,271
Managed	28,900,049
Mid Cap Intersection	—
Mid Cap Stock	134,022,126
Mid Cap Value	135,190,613
Mid Cap Value Equity	2,206,374
Mid Value	29,658,494
Mutual Shares	—
Natural Resources	400,539,998
Overseas Equity	61,549,568
Pacific Rim	32,978,243
Quantitative All Cap	27,495,488
Quantitative Mid Cap	3,937,199
Quantitative Value	25,593,549
Real Estate Equity	9,364,403
Real Estate Securities	313,941,374
Science & Technology	—
Small Cap	19,779,699
Small Cap Growth	46,827,086
Small Cap Intrinsic Value	—
Small Cap Opportunities	25,772,410
Small Cap Value	60,881,206
Small Company	5,332,061
Small Company Growth	8,503,904
Small Company Value	100,015,244
U.S. Core	56,841,046
U.S. Global Leaders Growth	—
U.S. Large Cap	—
U.S. Multi Sector	40,353,628
Utilities	36,766,367
Value	56,969,222
Value & Restructuring	5,564,870
Vista	7,372,627

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

At its meeting on September 27–28, 2007, the Board, including all of the Independent Trustees, approved amendments to the Advisory Agreement with respect to each of the funds of John Hancock Trust (“JHT or the “Trust”) except the American Feeder Funds (the “Funds”):

1.	Clarifying that the Adviser has authority to manage Fund assets directly without a subadviser (“Amendment 1”),

2.	Clarifying the liability standard applicable to the Adviser under the advisory agreement (“Amendment 2”),

3.	Transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement (“Amendment 3”),

and approved an amendment to the Advisory Agreement for each Lifestyle Trust and the Index Allocation Trust restructuring the advisory fee by applying different advisory fee rates to “Affiliated Fund Assets” and “Other Assets” and by adding a breakpoint to the advisory fee rate for the Index Allocation Trust. Affiliated Fund Assets are each of the JHT funds (excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B) and the funds of John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”). Other Assets are any assets that are not Affiliated Fund Assets. (“Amendment 4”).

Each of these amendments were subsequently also approved by shareholders of the applicable Funds, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008, and are described in a proxy statement for the Trust dated November 23, 2007 which was mailed to shareholders of record on November 10, 2007. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008.

The Board, including the Independent Trustees, is responsible for selecting JHT’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving JHT’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with JHT; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of JHT’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHT’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by such unaffiliated subadvisers from their relationship with JHT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

The Board approved the annual continuation of the Advisory Agreement with respect to each of the Funds at its meeting on June 8, 2007. A discussion of the basis of the Board’s approval of the Advisory Agreement and the factors considered by the Board at that meeting is available in JHT’s semi-annual report to shareholders for the six-month period ended June 30, 2007. A copy of the report may be obtained by calling JHT at 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

In approving each of the amendments to the Advisory Agreement, the Board noted the skill and competency of the Adviser in its past management of JHT’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel to manage directly fund assets and to serve as officers of JHT, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds. In assessing the impact of the proposals on the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates, the Board also considered the extent to which implementation of a proposed reorganization of JHT from a Massachusetts Business Trust to a Delaware Limited Liability Company (the “Reorganization”) might impact such costs and profits. The Board concluded that the Adviser may reasonably be expected ably to perform its services under the Advisory Agreement as proposed to be amended.

Specific factors considered by the Board in approving Amendments 1, 2, 3 and 4 are set forth below.

Amendment 1. The Board considered with respect to Amendment 1 the benefit to each Fund of expressly authorizing the Adviser to manage the assets of the Fund directly from time to time, noting that the Adviser’s ability to manage a Fund’s assets directly provides the Adviser with additional management flexibility that may be particularly advantageous to a Fund in the event of an unexpected subadviser resignation or during a transition between Fund subadvisers and that the Adviser’s election to manage directly the assets of any Fund will be subject to Board approval.

Amendment 2. The Board considered with respect to Amendment 2 the benefit to each Fund of providing in the Advisory Agreement a specific standard of liability applicable to the Adviser, noting that the proposed standard of liability is consistent with industry standards and the requirements of Section 17(i) of the 1940 Act and is substantially the same as the standard of liability applicable to Fund subadvisers under their respective subadvisory agreements with the Adviser.

Amendment 3. The Board considered with respect to Amendment 3 and the new Service Agreement with the Adviser that the transfer to the Service Agreement of the non-advisory services currently performed by the Adviser under the Advisory Agreement would not result in any change in the level and quality of services provided to the Funds, would provide greater flexibility in that future changes to the non-advisory services arrangements for the Funds would no longer require the expense of obtaining shareholder approval and would not, without further Board approval, result in any material increase in the costs to the Funds of the Adviser’s provision of such services. With respect to the change pursuant to Amendment 3 under which JHT will reimburse the Adviser for the provision of services to the Funds by an officer or employee of the Adviser who is serving as Treasurer or Secretary of JHT, the Board took into account that management represented that such change is not expected to have any material impact on the expenses borne by the Funds and concluded that it was not unreasonable for JHT to bear such expenses. The Board concluded that the proposed amendment and the Service Agreement are in the best interests of the Funds and their shareholders (including contract owners), that the services to be performed under the Service Agreement are required for the operation of the Funds and that the reimbursement arrangement under the Service Agreement is fair and reasonable.

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

Amendment 4. The Board considered with respect to Amendment 4 the benefit to each Lifestyle Trust and the Index Allocation Trust of having a different advisory fee on Affiliated Fund Assets than on Other Assets. The Board noted that the Adviser currently receives an advisory fee at the underlying fund level with respect to Affiliated Fund Assets but would not receive any comparable compensation with respect to investments in Other Assets, that it was reasonable to provide for such compensation in view of the services to be provided by the Adviser. The Board also noted that providing the Adviser with the ability to invest in both Affiliated Fund Assets and Other Assets as deemed appropriate by the Adviser was a benefit to each Fund. The Board took into account that, although the advisory fee with respect to investments in Other Assets will increase, the increase is expected to be offset in whole or in part by a decrease in underlying fund expenses. The Board also noted that in the event that a Fund should invest in Other Assets that are shares of an underlying fund that is advised by the Adviser or one of its affiliates but is not a fund of JHT, JHF II or JHF III, the Adviser intends to waive a portion of its advisory fee or reimburse the Fund and that this fee waiver is intended to provide the Adviser and its affiliate with the same aggregate advisory fee at the Fund and underlying fund levels that the Adviser would receive if such Other Assets were Affiliated Fund Assets.

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved:

(a)  an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between John Hancock Trust (the “Trust”) and John Hancock Investment Management, LLC (the “Adviser” or “JHIMS”) to add the following new funds (the “New Portfolios”):

1.	American Fundamental Holdings Trust

2.	American Global Diversification Trust

(b)  an amendment to the subadvisory agreement (the “MFC Global (U.S.A.) Subadvisory Agreement Amendment”) between the Adviser and MFC Global Investment Management (U.S.A.), Limited (“MFC Global (U.S.A.)”) to add the New Portfolios.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved the Advisory Agreement Amendment.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b)  considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)  considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement Amendment with respect to the New Portfolios;

(2)  Since there are no funds managed by MFC Global (U.S.A.) that have comparable investment objectives and policies to those of the New Portfolios, the Board considered MFC Global (U.S.A.)’s performance in managing other portfolios in the Trust and John Hancock Funds II and that JHIMS may reasonably be expected to ably monitor the performance of the New Portfolios and of MFC Global (U.S.A.);

(3)–reviewed the advisory fee structure for the New Portfolios and the incorporation of subadvisory fee breakpoints and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolios to benefit from economies of scale if the assets of such Portfolios grow;

(4)–(a) reviewed the anticipated profitability of JHIMS’s and its affiliate’s relationship with the New Portfolios in terms of the total amount of annual advisory fees it would then receive with respect to the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios,

(b) considered that JHIMS will derive reputational and other indirect benefits from providing advisory services to the New Portfolios, and

(c) noted that JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolios and concluded that the advisory fees to be paid by the Trust with respect to these funds are not unreasonable in light of such information; and

(5)–(a) reviewed comparative information with respect to the advisory fee rates and concluded that the anticipated advisory fees for the New Portfolios, are lower than their peer group. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of the New Portfolios. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolios, as well as the other factors considered.

In addition, in the case of each New Portfolio, the Trustees reviewed the advisory fee to be paid to the Adviser for the New Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to each New Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of each New Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of each New Portfolio and those of its underlying portfolios.

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

Approval of Subadvisory Agreements

At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved the MFC Global (U.S.A.) Subadvisory Agreement Amendment.

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers, the Board reviewed or considered:

(1)	that MFC Global (U.S.A.) currently provides subadvisory services to the Trust and John Hancock Funds II and has extensive experience and demonstrated skills as a manager;

(2)	the investment performance of other Trust or John Hancock Funds II funds managed by MFC Global (U.S.A.);

(4)	the proposed subadvisory fee for each New Portfolio and comparative fee information; and

(5)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board’s decision to approve the MFC Global (U.S.A.) Subadvisory Agreement Amendment was based on a number of determinations, including the following:

(1)	MFC Global (U.S.A.) currently manages other funds of the Trust and John Hancock Funds II, including other fund of funds, and the Board is generally satisfied with MFC Global (U.S.A.)’s management of these funds;

(2)	The subadvisory fees are lower than the peer group; and

(3)	The Material Relationships consist of arrangements in which the Subadviser or its affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts, and exempt group annuity contracts sold to qualified plans, and which in no case contained elements that would cause the Board to conclude that approval of the subadvisory agreement with MFC Global (U.S.A.) would be inappropriate.

In addition, the Trustees reviewed the subadvisory fee to be paid to MFC Global (U.S.A.) for the New Portfolios and concluded that the subadvisory fee to be paid to MFC Global (U.S.A.) with respect to each New Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of each New Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the New Portfolio and those of its underlying portfolios.

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved a new subadvisory agreement between John Hancock Investment Management Services, LLC (the “Adviser”) and Marsico Capital Management, LLC (“Marsico”) for the International Opportunities Trust (the “Fund”). The new subadvisory agreement is due to the repurchase of ownership of Marsico from a subsidiary of Bank of America (“B of A”) by Thomas F. Marsico, the founder and Chief Executive Officer of Marsico, and a company controlled by him (the “Transaction”). The Transaction resulted in a change of control of Marsico which automatically terminated the prior subadvisory agreement for the Fund under the federal securities laws. The new subadvisory agreement became effective as of the date of the Transaction, December 14, 2007, and has not resulted in any change in the level or quality of subadvisory services provided to, or the advisory or subadvisory fee rates for, the Fund.

The Board, including the Independent Trustees, is responsible for selecting the investment adviser for John Hancock Trust (the “Trust’), approving the Adviser’s selection of fund subadvisers and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadviser to the Fund;

2.	the investment performance of the Fund and its subadviser;

3.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements, because such fees are paid to subadvisers by the Adviser and not by the funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination with respect to the factors that its considers, the Board reviewed:

In making its determination with respect to the new subadvisory agreement and with reference to the factors that it considers, the Board reviewed or considered:

1.	the performance of the Fund;

2.	the subadvisory fee for the Fund including any breakpoints; and

3.	information relating to the nature and scope of Material Relationships, if any, and their significance to the Trust’s Adviser and unaffiliated subadvisers.

At the September 27-28, 2007 Board meeting, the Board also considered information presented by the Adviser and Marsico regarding the Transaction. Particular considerations of the Board in approving the new subadvisory agreement with Marsico for the Fund at that meeting included the following:

1.	The change in ownership of Marsico resulting from the Transaction is not expected to have any adverse impact on Marsico ’s operations or financial resources;

2.	Marsico is expected to manage the Fund with the same investment objective, policies and portfolio managers under the new subadvisory agreement as under the prior subadvisory agreement, thus affording shareholders continuity in investment strategies, and Marscio may generally be expected to provide at least the same level and quality of management services under the new subadvisory agreement as under the prior subadvisory agreement;

3.	The Fund, which commenced operations in April 2005, has outperformed its peer group since inception through June 30, 2007, although it has underperformed its peer group for the one-year period ended June 30, 2007; and

4.	The subadvisory fee under the new subadvisory agreement with Marisco: (i) is the product of arms-length negotiation between the Adviser and Marsico; (ii) is within industry norms; (iii) is the same as the fee under the prior subadvisory agreement; (iv) is paid by the Adviser and not by the Fund; (v) will not result in any advisory fee increase with respect to the Fund; and (vi) contains breakpoints which are reflected in the advisory fee for the Fund thus permitting shareholders to benefit from economies of scale.

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

At its meeting on December 13-14, 2007, the Board, including all of the Independent Trustees, approved the sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between Templeton Investment Counsel, LLC (the “Subadviser”) and Templeton Global Advisors Limited (the “Templeton Global Advisors”) relating to the International Value Trust (the “Portfolio”), a series of John Hancock Trust (the “Trust”). The addition of the Sub-Subadvisory Agreement is due to the portfolio manager of the Portfolio becoming an employee of Templeton Global Advisors.

This section describes the evaluation by the Board of Trustees of the Sub-Subadvisory Agreement.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of the Sub-Subadvisory Agreement

At its meeting on December 13-14, 2007, the Board, including all of the Independent Trustees, approved the Sub-Subadvisory Agreement.

In making its determination with respect to the Sub-Subadvisory Agreement, and with reference to the factors that it considers, the Board reviewed or considered:

(1)	that Templeton Global Advisors currently provides subadvisory services to the Trust or John Hancock Funds II and has extensive experience and demonstrated skills as a manager;

(2)	that Templeton Global Advisors is an affiliate of the Subadviser to the Portfolio;

(3)	that the sub-subadvisory arrangement between the Subadviser and Templeton Global Advisors is being effected in order to reflect that the portfolio manager of the Portfolio has become an employee of Templeton Global Advisors;

(4)	the investment performance of the Portfolio and other Trust or John Hancock Funds II funds managed by Templeton Global Advisors;

(5)	the proposed sub-subadvisory fee for the New Fund; and

(6)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board’s decision to approve the Sub-Subadvisory Agreement was based on a number of determinations, including the following:

(1)	Templeton Global Advisors currently manages other funds of the Trust and John Hancock Funds II and the Board is generally satisfied with its management of these funds;

(2)	The existing portfolio manager of the Portfolio will continue managing the Portfolio as an employee of Templeton Global Advisors;

(3)	The sub-subadvisory fees are paid by the Subadviser and not the Fund;

(4)	Any Material Relationships consist only of arrangements in which the Templeton Global Advisors or its affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts, and exempt group annuity contracts sold to qualified plans, and which in no case contains elements that would cause the Board to conclude that approval of the Sub-Subadvisory agreement would be inappropriate.

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

At its meeting on December 13-14, 2007, the Board, including all of the Independent Trustees, approved the following new subadvisory agreements (the “New Subadvisory Agreements”):

(a)  a new subadvisory agreement for the U.S. Global Leaders Growth Trust with T. Rowe Price Associates, Inc. (“T. Rowe Price”) due to the replacement of Sustainable Growth Advisers, L.P. (“SGA”) as the subadviser to the U.S. Global Leaders Growth Trust, and

(b)  a new subadvisory agreement for the Dynamic Growth Trust with Wellington Management Company, LLP (“Wellington”) due to the replacement of Deutsche Investment Management Americas Inc. (“DeAM”) as subadviser of the Dynamic Growth Trust.

The U.S. Global Leaders Growth Trust and the Dynamic Growth Trust are collectively referred to as the “Funds” and T. Rowe Price and Wellington are collectively referred to as the “Subadvisers.”

The Board, including the Independent Trustees, is responsible for selecting the Trust’s investment adviser, approving the Adviser’s selection of Trust subadvisers and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination with respect to the New Subadvisory Agreements and with reference to the factors that it considers, the Board reviewed or considered:

1.	information relating to each Subadviser’s business, including with respect to current subadvisory services to the Trust,

2.	the performance of each Fund and, with respect to U.S. Global Leaders Growth Trust, the performance of other funds managed by T. Rowe Price with investment policies similar to those of the Fund and, with respect to the Dynamic Growth Trust, the performance of other funds managed by Wellington with investment policies similar to those of the Fund;

3.	the subadvisory fee for each Fund, including any breakpoints; and

4.	information relating to the nature and scope of Material Relationships, if any, and their significance to the Adviser and each Subadviser.

Particular considerations of the Board in approving the new subadvisory agreement with T. Rowe Price for the U.S. Global Leaders Growth Trust at the December 13-14, 2007 Board meeting included the following:

1.	T. Rowe Price has demonstrated skills as a manager, is currently the subadviser to eight funds of John Hancock Trust and five funds of John Hancock Funds II, and may be expected to provide a high quality of investment management services and personnel to the U.S. Global Leaders Growth Trust;

2.	The Blue Chip Growth Trust, a series of John Hancock Trust, managed by T. Rowe Price with a broadly similar investment style to the U.S. Global Leaders Growth Trust, has outperformed the U.S. Global Leaders Growth Trust since the inception of the U.S. Global Leaders Growth Trust on May 3, 2004, and has outperformed its peer group for the 1-, 3- and 5- year periods ended September 30, 2007 and has outperformed its index for the 1- and 3- year periods ended September 30, 2007.

4.	The subadvisory fee with respect to the U.S. Global Leaders Growth Trust under the new subadvisory agreement is: (i) the product of arms-length negotiation between the Adviser and T. Rowe Price, (ii) within industry norms, (iii) the same as the subadvisory fee under the prior subadvisory agreement; and (iv) paid by the Adviser and not by the U.S. Global Leaders Growth Trust.

Particular considerations of the Board in approving the new subadvisory agreement with Wellington for the Dynamic Growth Trust at the December 13-14, 2007 Board meeting included the following:

1.	Wellington has demonstrated skills as a manager, is currently the subadviser to six funds of John Hancock Trust and four funds of John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to the Dynamic Growth Trust;

2.	The Mid Cap Stock Trust, a series of John Hancock Trust, a fund managed by Wellington with a broadly similar investment style to the Dynamic Growth Trust, has outperformed the Dynamic Growth Trust and its index and peer group over the one-, three- and five- year periods ended September 30, 2007.

3.	The subadvisory fee with respect to the Dynamic Growth Trust under the new subadvisory agreement is (i) the product of arms-length negotiation between the Adviser and Wellington, (ii) within industry norms, (iii) the same as the subadvisory fee under the prior subadvisory agreement; and (iv) paid by the Adviser and not by the Dynamic Growth Trust.

John Hancock Trust

Shareholder Letter

601 Congress Street
Boston, Massachusetts 02210
February 15, 2008

To the Shareholders of the U.S. Multi Sector Trust and each of the Lifestyle Trusts and
To Variable Annuity and Variable Life Contract Owners Investing in the Lifestyle Trusts:

We would like to inform you that the meeting of shareholders of the U.S. Multi Sector Trust, a separate series or fund of John Hancock Trust (the “Trust”), that was originally scheduled to be held on January 8, 2008, as adjourned to January 28, 2008, has been further adjourned to and will be held on April 14, 2008 at 10:00 A.M., Eastern Time, at the offices of the Trust at 601 Congress Street, Boston, Massachusetts 02110 (the “Meeting”).

We would also like to inform you that management of the Trust intends to recommend to the Board of Trustees of the Trust, at its meeting on March 24-26, 2008, that it approve an amendment to the Trust’s proxy voting policies and procedures. Under this amendment, when the shares of a fund of the Trust (an “Underlying Fund”) are held solely by one or more other funds of the Trust which operate as funds of funds (a “Fund of Funds”) and when the Underlying Fund and the Fund of Funds are voting on a substantially identical proposal, then each Fund of Funds may vote its shares of the Underlying Fund in the same proportion as the vote of the shareholders of that Fund of Funds on such proposal.

As of the record date for the Meeting, all of the outstanding shares of the U.S. Multi Sector Trust were owned by the five Lifestyle Trusts, each of which is a Fund of Funds of the Trust. If approved by the Board, the amended voting procedures would supersede the procedures for Fund of Funds voting of Underlying Fund shares described in the proxy statement previously furnished to you in connection with the Meeting, and each of the Lifestyle Trusts may at the Meeting vote its shares of the U.S. Multi Sector Trust in the same proportion as the vote of the shareholders of that Fund of Funds on the same proposals.

If you have any questions regarding this notice, please contact the Secretary of the Trust, John Danello, at (617) 663-2844.

Very truly yours,

John J. Danello
Secretary

John Hancock Trust

Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of John Hancock Funds II (since 2005).
Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)[2]
Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)[2]	Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Funds II (since 2005). Trustee of Phoenix Edge Series Fund (since 2008)
James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investors Bank and Trust Company (since 1995); Investors Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998).
Trustee of John Hancock Funds II (since 2005);
Director, Phoenix Mutual Funds (since 1988).

F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)[3]	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

John Hancock Trust

Trustees and Officers Information

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[2,5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June 2004); President, U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

John D. Richardson[2,3] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

Keith F. Hartstein[4] 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company); Director, President and Chief Executive Officer, John Hancock Funds, LLC (“John Hancock Funds”); Director, President and Chief Executive Officer, Sovereign Asset Management LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; Director, Chairman and President, NM Capital Management, Inc. (NM Capital) (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[4] 601 Congress Street Boston, MA 02210 Born: 1955	Chief Operating Officer (Since 2007)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (June 2007-Present); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust (June 2007 to Present); Director, Executive Vice President, and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust (2005-June 2007); Vice President and General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President, Operations Manulife Wood Logan (2000-2004).

Charles A. Rizzo[4] 601 Congress Street Boston, MA 02210 Born: 1959	Chief Financial Officer (Since 2007)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (June 2007-Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

Gordon M. Shone[4] 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Senior Vice President, John Hancock Life Insurance Company (U.S.A.), January 2001 to present. Vice President, The Manufacturers Life Insurance Company (U.S.A.), August 1998 to December 2000.
John D. Danello[4] 601 Congress Street Boston, MA 02110 Born: 1955	Secretary (since 2005)
Vice President/Chief Counsel, US Wealth Management, John Hancock Financial Services, Inc., February 2005 to present. Vice President/Chief Counsel, Life Insurance & Asset Management, Allmerica Financial Corporation, Inc., 2001 to February 2005.

Thomas M. Kinzler[4] 601 Congress Street Boston, MA 02110 Born: 1955	Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. 601 Congress Street Boston, MA 02210 Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Funds (since 2005), Vice President and Assistant Treasurer, Fidelity Investments, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments, (until 2001).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4	Affiliated with the Adviser.

5	Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter and/or certain other affiliates.

John Hancock Trust

For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Management of the Trust

Trustees

James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
F. David Rolwing

Officers

Keith F. Hartstein, President and Chief Executive Officer
John G. Vrysen, Chief Operating Officer
Charles A. Rizzo, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Chief Legal Officer
John D. Danello, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHT0A 2/08

John Hancock Trust

Bond Trusts

Annual Report
December 31, 2007
Audited Financial Statements

0208: 1115013

John Hancock Trust

President’s Message

To Our Shareholders:

Financial markets grew increasingly volatile as 2007 progressed, as they faced a litany of challenges. The U.S. economy slowed, the hot merger and acquisition market in the first half dried up in the second half, corporate earnings decelerated, energy prices soared and the subprime lending industry experienced a meltdown that led to a seize-up in the mortgage and credit markets. Despite the roller coaster, the broad U.S. market managed to produce single-digit gains, with the Standard & Poor’s 500 Index returning 5.49% in 2007.

Bonds fared better, as the Federal Reserve Board cut short-term interest rates three times to help stabilize the credit markets, and safe-haven bonds — particularly Treasuries — were the beneficiaries. The Lehman Brothers U.S. Aggregate Index returned 6.97% for the year. And for the fifth year in a row, world stock markets outperformed the U.S., largely on the strength of outsized gains from emerging markets and a weak dollar.

Such a volatile year provides a vivid illustration of the value of maintaining a diversified investment portfolio, which helps shelter investors from the risk of any one sector falling out of favor. As we have said many times, with diversification, there is typically some investment “basket” that is doing well, helping to offset losses that may be occurring elsewhere in the portfolio.

After such a year, it is wise to take another look at your investment weightings to ensure that the outperformers in 2007 — such as energy stocks and emerging markets — have not become too large a component in your portfolio. The job is automatically done for you by our Lifestyle Portfolio managers if you are invested in one.

Beyond that, we recommend meeting with your investment professional to do the same across your other investments. For example, if you own or are contemplating making a variable annuity a part of your long-term investment strategy, you may be able to take advantage of new features that can provide a level of retirement income that is guaranteed regardless of how markets perform. It’s just such an annual tune-up that may help ensure proper diversification aimed at maximizing long-term results.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

Not part of the annual report

2

John Hancock Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4–21

Shareholder Expense Example	22

Statements of Assets and Liabilities	25

Statements of Operations	33

Statements of Changes in Net Assets	38

Financial Highlights	41

Portfolio of Investments (See below for each Portfolio’s page #)	47–194

Notes to Financial Statements	195

Report of Independent Registered Public Accounting Firm	233

Tax Information (Unaudited)	234

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	235

Trustees and Officers Information	237

For More Information	239

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Active Bond Trust	5	47
Core Bond Trust	6	64
Global Bond Trust	7	75
High Income Trust	8	85
High Yield Trust	9	90
Income Trust	10	100
Investment Quality Bond Trust	11	104
Money Market Trust	12	113
Money Market Trust B	13	114
Real Return Bond Trust	14	115
Short-Term Bond Trust	15	125
Spectrum Income Trust	16	129
Strategic Bond Trust	17	158
Strategic Income Trust	18	168
Total Return Trust	19	174
U.S. Government Securities Trust	20	183
U.S. High Yield Bond Trust	21	186

3

John Hancock Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2007. The views expressed are those of the portfolio manager as of December 31, 2007, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.“ ”Lehman Brothers“ is a registered trademark of Lehman Brothers Inc. ”Lipper“ is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Active Bond Trust

Subadviser: Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Peter Farley, James E. Shallcross; Barry H. Evans, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks income and capital appreciation by investing at least 80% of its net assets in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	38.86
Financial	14.47
Government	9.41
Asset Backed Securities	4.68
Communications	3.28
Utilities	2.52
Consumer, Non-cyclical	2.39
Energy	2.38
Consumer, Cyclical	2.36
Industrial	1.09

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Active Bond Trust Series NAV returned +4.03%, underperforming the +6.97% return of the Lehman Brothers U.S. Aggregate Index.

MFC Global (U.S.):

Environment  > The U.S. bond market rallied in the fourth quarter of 2007, ending a solid year on a positive note. Investor demand for bonds increased during the final quarter as the housing market continued its year-long deterioration, exacerbated by the subprime mortgage meltdown and accompanying credit crunch. In addition, economic activity weakened, as evidenced by a further slowdown in job growth. The Federal Reserve responded with three short-term interest cuts, lowering the federal funds rate from 5.25% to 4.25% at year-end.

As investors steered clear of credit risk, Treasury bonds enjoyed strong year-end returns. Mortgage-backed securities, particularly high-quality bonds with government agency backing, also fared well through 2007. Corporate bonds continued to struggle as credit concerns lingered. High-yield corporate bonds, after a strong start early in the year, were the only segment of the bond market to decline during the fourth quarter.

Sector allocation was the main reason for underperforming the benchmark index. A small weighting in Treasury securities — which we reduced through the year as Treasury bonds outperformed — detracted from results, as did an overweight in corporate bonds, including a healthy position in high yield securities. Within the corporate sector, our financial holdings suffered the largest declines. We held a relatively large position in financials because they provided some protection against leveraged buyouts. Strong balance sheets are a business necessity for banks and other financial companies, so they are generally unable to take on additional leverage. However, financials were hit hard by the subprime losses and deepening credit crisis. On the positive side, corporate bonds in defensive sectors, such as Telecommunication Services and Energy, performed well.

Outlook  > Challenges facing the housing and mortgage markets are being addressed, but the turnaround will take time. In addition, the economic environment is likely to get worse before it gets better. We expect further interest rate cuts from the Fed in 2008 to keep a recession at bay and alleviate some of the challenges facing homeowners with distressed mortgages. In the bond market, we are seeing attractive values in the corporate sector (including both investment-grade and high-yield), and we have started shifting some assets from Treasury and mortgage-backed securities into corporate bonds.

Declaration:

Environment  > U.S. Treasury yields declined across the yield curve during 2007, as the fallout from the subprime mortgage market reverberated through financial institutions and the economy at large. The first half of the year was marginally affected by the meltdown, as most market participants believed it would pass by. However, the credit crunch really gained momentum in July. Markets shifted from a notion of economic growth to one of contraction as a confluence of events — the deteriorating housing market, a sharp reduction in credit lending and likelihood of a recession — weighed heavily on fixed-income sectors. The mortgage market suffered unprecedented losses with subprime mortgage securitizations falling substantially in price. The speed and degree of loan deterioration caused significant losses for the securities and had far reaching implications for the economy, financial institutions and investors.

The profound weakness in the subprime mortgage market cast a dark cloud over other risky sectors, such as commercial real estate and corporate bonds. Believing commercial real estate had similar underwriting and malfeasance issues to subprime mortgages, investors pushed spreads materially wider despite relatively stable fundamental performance. Corporate bonds were also tarnished as major write-downs on security valuations were taken by banks and brokerage firms. All financials severely underperformed as spreads moved beyond levels seen 2002.

Outlook  > Strategically, we feel there remains good value in certain sectors of the corporate and mortgage market as the higher quality issuers have been punished alongside the weaker, fundamentally challenged securities. Super-senior residential and commercial as well as agency mortgage-backed securities offer some of the highest spreads to swaps and Treasuries since the beginning of the securitization markets. The challenges here are well known but the rewards may be significant for investors who have the capability and patience to invest successfully in these asset classes.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I2 (began 4/29/05)	4.05%	4.45%	5.43%	24.30%	69.67%
Active Bond Trust Series II2 (began 4/29/05)	3.78%	4.33%	5.37%	23.60%	68.73%
Active Bond Trust Series NAV[3] (began 3/29/86)	4.03%	4.47%	5.44%	24.43%	69.85%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%	24.17%	78.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The Series NAV shares of the Active Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. These Shares were first issued on March 29, 1986.

Current subadvisers have managed the portfolio since April 29, 2005. The current subadvisers have managed a portion of the portfolio since its inception.

5

Core Bond Trust

Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: William Stevens, Thomas J. O’Connor, Lynne Royer, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	65.17
Government	9.96
Financial	6.85
Asset Backed Securities	5.42
Communications	2.97
Utilities	2.28
Consumer, Non-cyclical	2.12
Energy	2.11
Consumer, Cyclical	1.21
Diversified	0.20

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Core Bond Trust Series I returned +6.26%, underperforming the +6.97% return of the Lehman Brothers U.S. Aggregate Index.

Environment  > Treasury yields fell during the second half of 2007, pushing the annual total return of the Lehman Brothers U.S. Aggregate Index near 7%, its highest since 2002. The rally started in the credit crunch as a flight to the known risks of the U.S. government, and continued as expectations of a recession rose. Meanwhile, compared to Treasuries, other sectors posted record-setting underperformance for most of the year. Investors fled from leverage, resulting in residential mortgages, commercial mortgages, banks, brokers and asset-backed securities all being hard hit. As it became clear that the credit crunch would slow economic growth, the rest of the corporate bond market participated as well, and even equities joined in by the end of the year.

Outlook  > We do not believe the worst is behind us. We expect consumers to retrench, as they cope with falling asset prices and under-saving, rising prices and unemployment. Exports will help stimulate growth, but probably not enough in 2008. We believe the Federal Reserve was unable to preempt this downturn because of high headline inflation.

The corporate market has just finished its worst performance in the last 20 years. Of the five worst years in that period, the following year always produced positive performance. In fact, four of the five best years followed one of the five worst years. The market discounts bad news, and often too much of it. We think it might be doing that now. We have not moved aggressively to that position, but we do like the opportunities we are seeing to buy decent bonds at good prices in 2008.

Compared to the benchmark, we are maintaining an overweight in commercial mortgage-backed and AAA-rated consumer asset-backed securities offering good relative value. Our modest corporate overweight features brokers, energy and high quality non-U.S. sovereign bonds, and our underweights are in consumer products, retail and banks. Our efforts remain focused on identifying good relative value opportunities through our bottom-up research.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Bond Trust Series I (began 4/29/05)	6.26%	—	—	4.14%	—	—	11.44%
Core Bond Trust Series II (began 4/29/05)	5.98%	—	—	3.90%	—	—	10.77%
Core Bond Trust Series NAV (began 4/29/05)	6.28%	—	—	4.13%	—	—	11.43%
Lehman Brothers U.S. Aggregate Index[2]	6.97%	—	—	4.79%	—	—	13.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

6

Global Bond Trust

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Sudi Mariappa

INVESTMENT OBJECTIVE & POLICIES  > To seek maximum total return, consistent with preservation of capital and prudent investment management. The portfolio invests at least 80% of its net assets in fixed income instruments, which may be represented by futures contracts with respect to such securities, and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	32.75
Mortgage Securities	32.18
Financial	15.96
Communications	1.35
Consumer, Non-cyclical	0.98
Consumer, Cyclical	0.96
Energy	0.59
Utilities	0.39
Asset Backed Securities	0.32

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year 2007, the Global Bond Trust Series I returned +9.63%, underperforming the +10.81% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment  > Global fixed-income markets delivered solid returns in 2007, but it was a year of two halves marked by volatility and highly divergent sector returns. The first half of 2007 saw a strong sell-off as interest rates rose on positive economic news. In the second half, the subprime mortgage finance debacle unfolded and its effects were felt across markets. Investors sought safe havens, central banks moved away from tightening policies and bonds rallied, with government securities outpacing riskier bonds.

Among developed nominal bond markets, the U.S. was by far the best performer, with the U.K., Canada, and Australia in the middle, and Japan and Europe lagging the field. Inflation-linked bonds in the U.S. and U.K. raced ahead as real interest rates fell dramatically in those countries. Measured by excess returns over sovereign bonds, U.S. and European investment grade credit markets turned in their worst performances since 1998–2000. Below investment-grade bonds had their worst year since the 2002 corporate bond crisis. Asset-backed securities fared poorly, but high-quality agency-backed mortgage debt also struggled — buffeted by investors’ rush to indiscriminately avoid anything mortgage-related. The Canadian and Australian dollars delivered double-digit gains, as did the euro. Emerging-markets currencies were among the best performing assets, all at the expense of the U.S. dollar.

Outlook  > We expect the global economy to experience a soft landing with some degree of decoupling of growth across regions, and generally stable inflation in 2008. Over the longer term, the forecast for global growth remains firm, with a rebalancing of growth away from the U.S. However, in the near term, the risks are being skewed increasingly to the downside as contagion from the U.S. subprime crisis continues. Central banks in developed economies are likely to lower interest rates. Moderating commodities and energy prices should combine with slower grow to contain global inflation near current levels. The European Central Bank is still unduly focused on stubbornly high inflation and is likely to remain on hold while the Bank of England may find room to cut rates if inflation recedes to within its comfort zone. Growth is likely to decelerate in Japan as well.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I (began 3/18/88)	9.63%	6.53%	5.40%	37.22%	69.20%
Global Bond Trust Series II2 (began 1/28/02)	9.35%	6.35%	5.29%	36.05%	67.52%
Global Bond Trust Series NAV[3] (began 2/28/05)	9.60%	6.56%	5.42%	37.42%	69.46%
JPMorgan Global (Unhedged) Government Bond Index	10.81%	6.71%	6.26%	38.38%	83.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Current subadvisers assignment became effective May 1,1999.

7

High Income Trust

Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Manager: Arthur N. Calavritinos

INVESTMENT OBJECTIVE & POLICIES  > To seek high current income with capital appreciation as a secondary goal by investing primarily in U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	33.25
Communications	29.02
Basic Materials	9.61
Consumer, Non-cyclical	8.17
Government	4.40
Mortgage Securities	3.90
Industrial	3.70
Utilities	2.41
Financial	2.10
Energy	1.56

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the High Income Trust Series NAV returned –3.40%, underperforming the +2.24% return of the Merrill Lynch U.S. High Yield Master II Index.

Environment  > After a good start to the year, the high yield market finally began to widen from near historic tights during the second quarter. Volatility surged in the third quarter, on the subprime meltdown. High yield spreads over U.S. Treasury bonds in the fourth quarter widened significantly from 455 basis points at the end of September to 592 basis points at year-end. The market continued the widening seen in the third quarter, as it began to absorb the backlog of leveraged buyouts at even wider clearing levels. In addition, economic uncertainty, fueled by both the mortgage crisis and fears of weaker consumer demand, continued to plague the market in the form of risk aversion, despite default rates that were still relatively low.

Underperformance for the year was caused by many holdings in the airline industry. Higher oil prices and fears of a weaker consumer weighed heavily on airlines. In addition, the cable industry’s performance was sharply lower and the portfolio’s performance suffered from this. The decline in cable valuations was caused by the slowdown in real estate transactions and the anticipated competition from traditional phone companies.

Outlook  > Our outlook on the high yield market remains cautious until the large amount of 2007 leveraged buyout financings clear the market and until the Federal Reserve finds the appropriate balance between economic stimulation and inflation control. We are still finding some very good 10%+ yield opportunities in high yield and will continue to add to positions that represent good value.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
High Income Trust Series II (began 5/1/07)	—	—	—	—	—	—	–7.03%
High Income Trust Series NAV (began 4/28/06)	–3.40%	—	—	5.87%	—	—	10.04%
Merrill Lynch U.S. High Yield Master II Index[2]	2.24%	—	—	6.06%	—	—	10.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

8

High Yield Trust

Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  > To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	15.88
Consumer, Cyclical	13.79
Consumer, Non-cyclical	12.73
Energy	10.76
Industrial	8.05
Financial	8.04
Utilities	7.89
Basic Materials	7.19
Government	6.14
Technology	2.32

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the High Yield Trust Series I returned +1.64%, underperforming the +1.84% return of the Citigroup High Yield Index.

Environment  > No corner of the market was spared from the carnage of late 2007, but high yield was hit the hardest. The option-adjusted spread of the Index widened from +284 basis points to +602 basis points through the year. Lower-rated issues underperformed higher-rated issues. The CCC-rated Index returned 0.09% while the BB-rated Index gained 2.16%. Defensive sub-sectors generally outperformed more economically sensitive ones. Finance was hurt by rising delinquencies and falling home prices. New issue volume totaled $138.6 billion in 2007, a 2.7% decline from 2006’s record volume of $142.4 billion. New issuance was dominated by leveraged buyout/acquisition-related financings.

The Trust’s overweight to lower-rated high yield securities hurt relative performance. Lower-rated issues underperformed as CCC-rated issues, in general, returned 0.09%. Issue selection aided relative performance as eight of the Trust’s top 10 overweights outperformed. Sector allocation aided relative performance, due in large part to underweights to Finance, which returned –14.2% and Consumer Cyclical, which returned –1.5%, and overweights to Energy and Basic Industry, which gained 5.5% and 4.8%, respectively.

Outlook  > Most market strategists have forecast that defaults would rise steadily over the next few years. However, we believe defaults will rise at a slower pace than the consensus view. Our default forecast is 2.00% to 2.25% for 2008 and 3.50% for 2009. The yield on the Index is just over 9.50%. We would argue a 9.50% portfolio yield combined with low defaults and reasonably high recoveries should translate into decent returns for the year. While we believe the market is generally cheap, the best opportunity may be in upcoming new issues. However, secondary levels should respond to widening new issue pricings — increasing the breadth of high yield opportunities available.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I (began 1/1/97)	1.64%	9.91%	3.64%	60.39%	43.00%
High Yield Trust Series II2 (began 1/28/02)	1.36%	9.71%	3.53%	58.93%	41.53%
High Yield Trust Series NAV[3] (began 2/28/05)	1.64%	9.96%	3.67%	60.79%	43.36%
Citigroup High Yield Index	1.84%	10.97%	5.68%	68.26%	73.70%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Current subadvisers assignment became effective May 1, 2003.

9

Income Trust

Subadviser: Franklin Advisers, Inc.
Portfolio Managers: Charles B. Johnson, Ed D. Perks

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize income while maintaining prospects for capital appreciation. The portfolio invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	20.87
Financial	19.03
Consumer, Non-cyclical	12.28
Utilities	10.90
Energy	9.47
Communications	7.23
Technology	5.93
Mortgage Securities	5.12
Consumer, Cyclical	3.86
Industrial	3.73

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the period since the Trust’s inception on May 1, 2007, through December 31, 2007, the Income Trust Series NAV returned –1.85%, outperforming the –6.15% return of the Combined Index.

Environment  > Strong economic growth and solid corporate earnings helped U.S. stocks post gains through the second and third quarters of 2007. However, a broad market slump in the fourth quarter erased some of the earlier gains. Declining interest rates drove strong fixed-income market returns.

Energy and basic materials equity holdings contributed to the portfolio’s performance, partly driven by strong commodity prices. Shares of integrated oil companies appreciated as crude oil prices soared, approaching $100 per barrel at period-end. A domestic energy producer benefited from strong natural gas prices and solid production performance. A large contractor gained from robust spending for oilfield services and equipment. Telecommunication Services equity holdings performed well due to strength in the wireless services and broadband segments and improved performance in traditional wireline businesses.

Turmoil in housing-related sectors, including financial companies exposed to subprime mortgages and related structured credit products, adversely affected some holdings. Financial firms and home builders were significant detractors from performance. Corporate bond holdings held back portfolio performance as widening spreads more than offset the rally in U.S. Treasury securities. Despite attractive revenue and cash flow growth, a cable industry bond issuer declined as its industry weakened, partly due to fears of elevated competition from Telecommunication Services providers and satellite broadcast companies.

Outlook  > Despite the uncertain economic environment, we remain focused on finding opportunities in equity markets with attractive dividend yields and long-term price appreciation potential. Within fixed income, we continue to believe select opportunities in corporate bonds offer a compelling opportunity to earn attractive yields and total returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Income Trust Series NAV (began 5/1/07)	—	—	—	—	—	—	–1.85%
Combined Index[2,3]	—	—	—	—	—	—	–6.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 40% of The Standard & Poor’s 500 Index and 60% of The Lehman Brothers Aggregate Bond Index.

10

Investment Quality Bond Trust

Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, Christopher L. Gootkind, Christopher A. Jones

INVESTMENT OBJECTIVE & POLICIES  > To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% of its net assets in bonds rated investment grade at the time of investment.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	24.14
Financial	21.44
Mortgage Securities	18.20
Communications	6.29
Utilities	4.16
Asset Backed Securities	3.35
Consumer, Non-cyclical	3.22
Consumer, Cyclical	2.57
Energy	2.29
Industrial	1.09

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Investment Quality Bond Trust Series I returned +6.21%, modestly underperforming the +6.89% return of the Combined Index.

Environment  > In July and August, markets witnessed a sharp disruption that continued through the latter part of the year. Investor anxiety over mortgage-related write-downs, weak earnings from financial companies and the persistence of negative ratings actions resulted in a renewed flight to Treasuries and the underperformance of all sectors that feature yield spreads. The credit crunch continued to spread, driving increased volatility, and a sharp decline in liquidity. In response, central banks infused capital into the markets in an effort to curtail short-term lending rates and renew investor confidence.

The Trust’s performance was aided by an underweight to credit, as investment grade credit underperformed duration-equivalent Treasuries. Intermediate maturity Treasury Inflation Protected Securities (TIPS) outperformed during the year and the Trust’s allocation added to relative performance. In addition, an allocation to Emerging Market debt, specifically exposure to local debt and currency in Brazil, Colombia and Malaysia, contributed to performance. The Trust’s underweight to Canadian, Australian and Swedish interest rates also aided performance as rates in these countries declined by less than those in the United States. Lastly, performance benefited from an underweight to U.S. agency bonds, and from a long duration bias.

Offsetting these positives were allocations to securitized sectors, including the commercial mortgage-backed, mortgage-backed and asset-backed sectors, all of which detracted from performance. Increased volatility, an escalation in risk aversion and wider swap spreads weighed heavily on the performance of these sectors. Security selection within the credit sector, via an overweight to financial issuers, also hurt relative results. Financial institutions announced greater-than-expected structured product and subprime mortgage-related write-downs and disappointing earnings. The Trust’s allocation to high yield also detracted amid the flight to Treasuries.

Outlook  > Financial institution balance sheet pressures and persistent uncertainty about subprime exposures have led to sharply reduced liquidity and tighter lending conditions. In addition, the ripple effect of further downgrades in subprime-related assets is likely to continue. These strains have increased the risk that U.S. housing-related weakness will spread to other sectors and regions. That said, we believe that despite short-term challenges, investors with a longer-term horizon can take advantage of these historically wide spreads and ultimately be rewarded.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I (began 6/18/85)	6.21%	4.82%	5.72%	26.53%	74.41%
Investment Quality Bond Trust Series II2 (began 1/28/02)	5.92%	4.62%	5.61%	25.35%	72.65%
Investment Quality Bond Trust Series NAV[3] (began 2/28/05)	6.13%	4.84%	5.73%	26.69%	74.63%
Combined Index[4]	6.89%	4.47%	5.99%	24.44%	78.98%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%	24.17%	78.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.

11

Money Market Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

Sector Weighting*	% of Total
Government	80.22
Financial	17.32
Consumer, Cyclical	1.66
Technology	0.80

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Environment:  > The year was characterized by interest rate decreases totaling a full percentage point in the fall, pushing the federal funds rate to 4.25% by year-end. This was in response to the credit-related turmoil that hit world financial markets in the middle of the third quarter. This was the Federal Reserve’s first rate easing in more than four years. Problems in the sub-prime mortgage sector led to a credit crunch and crisis of market confidence that affected the asset-backed commercial paper (“ABCP”) market and liquidity in general. As a result, the Fed referred to financial market activity as “volatile” and that credit conditions had tightened for both businesses and households. As such, concerns about counterparty credit risk prompted the Fed to inject additional liquidity into the system to provide market stability. Credit spreads widened due to a flight to quality, causing yields on ABCP to rise and Treasury bill yields to fall.

With regard to inflation, the Fed acknowledged that while it isn’t overly concerned about price pressures, it doesn’t summarily dismiss inflation either, and recognizes that it remains an ongoing issue. As for future interest rate reductions, most market participants believe the Fed will cut rates either by 25 or 50 basis points at its meeting on January 30. In fact, with the possibility of the U.S. economy heading into a recession in 2008, it is expected that the Fed will continue its easing cycle for the foreseeable future.

The year began with the portfolio’s average term to maturity at 38 days. By year-end, the average term had decreased to 25 days. Throughout the year, the portfolio was weighted more heavily in federal agencies (57% of the total portfolio at year-end) than in corporate paper.

Outlook:  > With the financial markets still in a state of uncertainty, the Trust will continue to avoid buying asset-backed commercial paper until further notice, and will keep other corporate maturities fairly short. While the portfolio remains slightly shorter than neutral, it has taken opportunities to extend term on market weakness and, conversely, to take profits on market strength, primarily through Treasury bill trading.

12

Money Market Trust B

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

Sector Weighting*	% of Total
Government	77.67
Financial	22.33

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Environment:  > The year was characterized by interest rate decreases totaling a full percentage point in the fall, pushing the federal funds rate to 4.25% by year-end. This was in response to the credit-related turmoil that hit world financial markets in the middle of the third quarter. This was the Federal Reserve’s first rate easing in more than four years. Problems in the sub-prime mortgage sector led to a credit crunch and crisis of market confidence that affected the asset-backed commercial paper (“ABCP”) market and liquidity in general. As a result, the Fed referred to financial market activity as “volatile” and that credit conditions had tightened for both businesses and households. As such, concerns about counterparty credit risk prompted the Fed to inject additional liquidity into the system to provide market stability. Credit spreads widened due to a flight to quality, causing yields on ABCP to rise and Treasury bill yields to fall.

With regard to inflation, the Fed acknowledged that while it isn’t overly concerned about price pressures, it doesn’t summarily dismiss inflation either, and recognizes that it remains an ongoing issue. As for future interest rate reductions, most market participants believe the Fed will cut rates either by 25 or 50 basis points at its meeting on January 30. In fact, with the possibility of the U.S. economy heading into a recession in 2008, it is expected that the Fed will continue its easing cycle for the foreseeable future.

The year began with the portfolio’s average term to maturity at 38 days. At year-end, the average term had decreased to 25 days. Throughout the year, the portfolio was weighted more heavily in federal agencies (55% of the total portfolio at year-end) than in corporate paper.

Outlook:  > With the financial markets still in a state of uncertainty, the Trust will continue to avoid buying asset-backed commercial paper until further notice, and will keep other corporate maturities fairly short. While the portfolio remains slightly shorter than neutral, it has taken opportunities to extend term on market weakness and, conversely, to take profits on market strength, primarily through Treasury bill trading.

13

Real Return Bond Trust

Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	53.14
Mortgage Securities	23.78
Financial	9.95
Asset Backed Securities	4.52
Energy	0.75
Consumer, Cyclical	0.40
Communications	0.38
Consumer, Non-cyclical	0.35
Basic Materials	0.17
Utilities	0.02

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Real Return Bond Trust Series I returned 11.49%, in line with the 11.64% return of the Lehman Brothers Global Real U.S. TIPS Index.

Environment  > The year’s primary focus centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve to ease, given its focus on inflation. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, core inflation remained above the Federal Reserve’s targeted range. Weakness in the subprime mortgage market produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to the soft housing market.

The Fed remained on hold through most of the year. However, subprime market turmoil and a liquidity crunch drove the Fed to take action, which included cutting the discount rate by half of a percentage point in August, to alleviate liquidity concerns, and trimming the federal funds rate and discount rate in September. Credit markets seized up again late in the fourth quarter.

To deal with this crisis, the Fed lowered the federal funds rate by another 0.50% during the fourth quarter. It also joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion into the global financial system via money market auctions. At year-end, the 10-year U.S. Treasury note yielded 4.03%, 0.68% lower for the year. Ten-year real yields finished at 1.70%, 0.71% lower for the year.

Outlook  > The most likely outcome for the global economy in 2008 continues to be a soft landing with some decoupling of growth across regions, and generally stable inflation. However, we believe that the risks are being skewed increasingly to the downside. On the positive side, it is now apparent that the Fed and other central banks, as well as fiscal policymakers in the U.S., understand the gravity of these risks and will respond to them. Even so, heightened risk aversion and the subprime-induced squeeze on credit have increased the probability of a U.S. recession. We anticipate a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with subprime lending.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Real Return Bond Trust Series I (began 5/5/03)	11.49%	—	—	5.74%	—	—	29.67%
Real Return Bond Trust Series II (began 5/5/03)	11.35%	—	—	5.51%	—	—	28.38%
Real Return Bond Trust Series NAV[2] (began 2/28/05)	11.61%	—	—	5.76%	—	—	29.78%
Lehman Brothers Global Real U.S. TIPS Index[3]	11.64%	—	—	6.17%	—	—	32.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

14

Short-Term Bond Trust

Subadviser: Declaration Management & Research, LLC
Portfolio Managers: James E. Shallcross, Peter Farley

INVESTMENT OBJECTIVE & POLICIES  > To seek income and capital appreciation, the portfolio invests at least 80% of its net assets at the time of investment in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	54.50
Financial	17.29
Asset Backed Securities	7.48
Government	6.34
Communications	5.20
Utilities	2.35
Energy	2.23
Consumer, Cyclical	1.79
Industrial	1.25
Consumer, Non-cyclical	0.80

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Short-Term Bond Trust Series NAV returned +3.35%, underperforming the +6.73% return of the Lehman Brothers 1–3 Year (Unhedged) Aggregate Index.

Environment  > U.S. Treasury yields declined across the yield curve during 2007, as the fallout from the subprime mortgage market reverberated through financial institutions and the economy at large. The first half of the year was marginally affected by the meltdown, as most market participants believed it would pass by. However, the credit crunch really gained momentum in July. Markets shifted from a notion of economic growth to one of contraction as a confluence of events — the deteriorating housing market, a sharp reduction in credit lending and likelihood of a recession — weighed heavily on fixed-income sectors. The mortgage market suffered unprecedented losses with subprime mortgage securitizations falling substantially in price. The speed and degree of loan deterioration caused significant losses for the securities and had far reaching implications for the economy, financial institutions and investors.

The profound weakness in the subprime mortgage market cast a dark cloud over other risky sectors, such as commercial real estate and corporate bonds. Believing commercial real estate had similar underwriting and malfeasance issues to subprime mortgages, investors pushed spreads materially wider despite relatively stable fundamental performance. Corporate bonds were also tarnished as major write-downs on security valuations were taken by banks and brokerage firms. All financials severely underperformed as spreads moved beyond levels seen in 2002.

The Portfolio underperformed its benchmark from having higher exposure to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Non-agency residential mortgage transactions heavily underperformed from concerns over the fallout in the subprime mortgage sector. Commercial mortgage-backed securities also underperformed as spillover effects from the subprime mortgage meltdown caused investors to shun most securitized fixed income sectors

Outlook  > Strategically, we feel there remains good value in certain sectors of the corporate and mortgage market as the higher quality issuers have been punished alongside the weaker, fundamentally challenged securities. Super-senior residential and commercial as well as agency mortgage-backed securities offer some of the highest spreads to swaps and Treasuries since the beginning of the securitization markets. The challenges here are well known but the rewards may be significant for investors who have the capability and patience to invest successfully in these asset classes.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-Year	5-Year	10-Year	5-Year	10-Year
Short-Term Bond Trust Series NAV[2] (began 5/1/94)	3.35%	2.82%	4.44%	14.94%	54.46%
Lehman Brothers 1–3 Year (Unhedged) Aggregate Index	6.73%	3.34%	5.00%	17.84%	62.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series NAV shares of the Short-Term Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I (JHVST) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Bond Fund, the Trust’s predecessor. These shares were first issued May 1, 1994.

15

Spectrum Income Trust

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Edmund M. Notzon III

INVESTMENT OBJECTIVE & POLICIES  > To seek a high level of current income with moderate share price fluctuation by maintaining broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	25.81
Government	24.21
Financial	9.35
Communications	7.22
Consumer, Non-cyclical	5.81
Energy	5.19
Industrial	4.58
Consumer, Cyclical	3.58
Utilities	2.95
Asset Backed Securities	2.26

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Spectrum Income Trust Series NAV returned +5.88%, underperforming the +6.97% return of the Lehman Brothers U.S. Aggregate Index.

Environment  > In a year of pronounced equity market volatility and expanding U.S. economic weakness, widespread risk aversion drove broad fixed-income indices ahead of stocks. High-quality fixed-income securities fared best, led by long-term U.S. Treasuries. High-yield bonds struggled as investors shunned assets with higher credit risk.

The crisis in the subprime mortgage arena led to a tightening of credit globally and an erosion of investor confidence. To boost liquidity and keep credit market turmoil from weakening the economy, the Federal Reserve reduced the federal funds target rate — which banks use as a benchmark for their prime lending rate — by a full percentage point in three moves between September and December.

An overweight to dividend-paying stocks was one of the largest detractors, along with an overweight to corporate bonds. The portfolio benefited from overweights to the strong long-term U.S. Treasury and international bond market segments. Security selection was a detractor, as favorable security selection among equities and high yield was offset by weaker selection among the portfolio’s international bond and short-term bond holdings.

Outlook  > The continuing credit crunch brought on by the subprime housing crisis is putting increasing pressure on the economy. The Fed appears ready to lower interest rates further to forestall a contraction. This would provide some additional benefit to intermediate-term bonds. In general, certain high-quality sectors of the bond market that have been harmed by the mortgage crisis may begin to look attractive. High-quality international bonds entail more risk, but are expected to continue providing attractive returns. While yield spreads have widened to more attractive levels from their lows in June, fundamentals for the high yield sector are likely to prove more challenging in 2008. We believe that ongoing economic uncertainty and the potential for market turbulence underscore the value of our broadly diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Spectrum Income Trust Series NAV (began 10/24/05)	5.88%	—	—	7.09%	—	—	16.16%
Lehman Brothers U.S. Aggregate Index[2]	6.97%	—	—	5.57%	—	—	12.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

16

Strategic Bond Trust

Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Keith J. Gardner, Mark Lindboom, Michael C. Buchanan

INVESTMENT OBJECTIVE & POLICIES  > To seek a high level of total return consistent with preservation of capital by investing at least 80% of the portfolio’s net assets in fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	33.80
Financial	14.75
Government	11.29
Energy	6.14
Consumer, Cyclical	5.87
Asset Backed Securities	5.14
Industrial	4.83
Utilities	4.33
Consumer, Non-cyclical	3.76
Communications	3.75

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Strategic Bond Trust Series I returned –0.07%, underperforming the +6.97% return of the Lehman Brothers U.S. Aggregate Index.

Environment  > Since June 30, the yield on the two-year Treasury note declined 181 basis points (1.81 percentage points), driving a powerful rally in the Treasury market. Short-term interest rates fell especially sharply — partly a result of the flight to quality — though long-term rates declined as well. Core inflation measures were tame, but headline inflation measures remained uncomfortably high. Home prices declined and housing market indicators deteriorated markedly. Despite the ongoing weakness in residential construction and the collapse of the subprime lending market, economic growth picked up in the second and third quarters, thanks largely to a boom in non-residential construction and net exports. Credit spreads widened significantly with most losses coming in the second half of the year. Rising uncertainty over the degree of subprime losses forced swap spreads sharply higher, hurting mortgage-backed securities.

Because every fixed income asset class lagged U.S. Treasuries, overweights versus the Portfolio’s benchmark to spread products like investment grade credit, high yield credit and emerging markets resulted in significant underperformance. The Trust’s high yield allocation was the largest contributor to underperformance as high yield underperformed U.S. Treasuries by 7.77% in 2007, while investment grade credit and emerging markets trailed by 4.64% and 3.45%, respectively. Short rates fell more than long rates and positioning benefited from the curve steepening. A moderate exposure to TIPS was positive as inflation expectations rose and TIPS performed well.

Outlook  > The depth and flexibility of financial markets are being tested. We believe the private sector has shown the resolve necessary to digest losses and return to profitability. Our slightly long duration position is a hedge against deeper economic dislocation and ongoing troubles in non-Treasury investment grade bonds. A moderate allocation to TIPS appears advantageous as a hedge against rising inflation concerns. We are maintaining exposure to select lower quality corporate issues. Our largest sector overweight remains in mortgage-backed securities, particularly agency pass-throughs, as they are insulated from default risk and have traditionally performed well during times of slowing growth. With dollar-denominated emerging market debt still looking relatively expensive, we prefer exposure to local currency bonds, given their higher yields and solid fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
Strategic Bond Trust Series I (began 2/19/93)	–0.07%	5.78%	5.48%	32.44%	70.50%
Strategic Bond Trust Series II2 (began 1/28/02)	–0.35%	5.56%	5.36%	31.06%	68.57%
Strategic Bond Trust Series NAV[3] (began 2/28/05)	0.03%	5.83%	5.51%	32.76%	70.90%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%	24.17%	78.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

17

Strategic Income Trust

Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Daniel S. Janis, III; John F. Iles; Barry H. Evans

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks a high level of current income by investing at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	42.45
Mortgage Securities	23.64
Consumer, Cyclical	10.62
Financial	6.41
Communications	4.66
Industrial	3.45
Consumer, Non-cyclical	2.75
Basic Materials	2.62
Energy	2.11
Diversified	0.45

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Strategic Income Trust Series I returned +5.87%, underperforming the +6.97% return of the Lehman Brothers U.S. Aggregate Index.

Environment  > The first half of the year continued as 2006 left off, as global economic growth remained robust. Strong investor demand for risky assets compressed credit spreads to historically tight levels and once again led to the outperformance of emerging market and high yield bonds. This environment abruptly changed mid-year as the U.S. housing sector collapsed and the associated write-downs of subprime mortgages resulted in a full-blown liquidity squeeze. The U.S. Federal Reserve responded to the credit crunch and ailing U.S. economy by cutting the federal funds target rate by 0.50% in September and cutting by a further 0.25% in October and December. While growth continued on a more stable trajectory in the Eurozone and Asia, late-year interest rate cuts by the Bank of England and the Bank of Canada suggested that the economic slowdown was not a U.S.-only story. Foreign government bonds performed well for the year as moderate local returns were enhanced by U.S. dollar weakness. Reflecting heightened investor risk aversion, credit spreads widened during the second half of the year, resulting in an across-the-board underperformance of spread products during 2007.

Detracting most from relative performance was the portfolio’s exposure to the high yield corporate sector, which posted its worst annual performance since 2002. Also hurting performance was the portfolio’s underweighting of U.S. Treasury securities, the best-performing fixed-income sector of 2007. Contributing most to relative performance was our overweighting of Canadian government securities. Like U.S. Treasuries, these bonds traded higher due to lower interest rates and investor demand for safe assets. The local returns were further enhanced by the strong Canadian dollar.

Outlook  > We expect major currencies to continue to outperform relative to the U.S. dollar, though at a more measured pace. Therefore, we plan to continue to employ a tactical approach in adding value relative to the euro and the Australian dollar and, to a lesser extent, the Canadian dollar. Though we remain cautious towards the high yield bond sector, recent spread widening from historically tight levels may present attractive opportunities. If valuations warrant, we will attempt to add investment grade and high yield credit exposure in a disciplined manner with the intention of increasing the portfolio’s relative yield.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Strategic Income Trust Series I (began 5/3/04)	5.87%	—	—	5.73%	—	—	22.65%
Strategic Income Trust Series II (began 5/3/04)	5.54%	—	—	5.51%	—	—	21.72%
Strategic Income Trust Series NAV[2] (began 4/29/05)	5.84%	—	—	5.75%	—	—	22.71%
Lehman Brothers U.S. Aggregate Index[3]	6.97%	—	—	4.93%	—	—	19.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

18

Total Return Trust

Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  > To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	64.07
Financial	20.05
Asset Backed Securities	3.83
Communications	2.03
Energy	1.00
Government	0.77
Basic Materials	0.66
Consumer, Cyclical	0.65
Consumer, Non-cyclical	0.48
Industrial	0.26

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Total Return Trust Series I returned +8.57%, outperforming the +6.97% return of the Lehman Brothers U.S. Aggregate Index.

Environment  > The year’s primary focus centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve to ease, given its focus on inflation. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, core inflation remained above the Federal Reserve’s targeted range. Weakness in the subprime mortgage market produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to the soft housing market.

The Fed remained on hold through most of the year. However, subprime market turmoil and a liquidity crunch drove the Fed to take action, which included cutting the discount rate by half of a percentage point in August, to alleviate liquidity concerns, and trimming the federal funds rate and discount rate in September. Credit markets seized up again late in the fourth quarter.

To deal with this crisis, the Fed lowered the federal funds rate by another 0.50% during the fourth quarter. It also joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion into the global financial system via money market auctions. At year-end, the 10-year U.S. Treasury note yielded 4.03%, 0.68% lower for the year. Ten-year real yields finished at 1.70%, 0.71% lower for the year.

The Portfolio’s performance benefited from active management decisions, which emphasized high quality assets before the subprime debacle and added substantial value once the crisis hit in the second half of 2007. Curve steepening strategies were employed, an underweight to investment-grade corporate bonds, and an emphasis to emerging market currencies, which all contributed to the Fund’s outperformance during the year.

Outlook  > The most likely outcome for the global economy in 2008 continues to be a soft landing with some decoupling of growth across regions, and generally stable inflation. However, we believe that the risks are being skewed increasingly to the downside. On the positive side, it is now apparent that the Fed and other central banks, as well as fiscal policymakers in the U.S., understand the gravity of these risks and will respond to them. Even so, heightened risk aversion and the subprime-induced squeeze on credit have increased the probability of a U.S. recession. We anticipate a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with subprime lending.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Total Return Trust Series I (began 5/1/99)	8.57%	4.90%	—	5.97%	27.04%	—	65.34%
Total Return Trust Series II2 (began 1/28/02)	8.36%	4.70%	—	5.85%	25.82%	—	63.65%
Total Return Trust Series NAV[3] (began 2/28/05)	8.61%	4.93%	—	5.99%	27.19%	—	65.54%
Lehman Brothers U.S. Aggregate Index[4]	6.97%	4.42%	—	5.92%	24.17%	—	64.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares, which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

19

U.S. Government Securities Trust

Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Mark S. Lindbloom, Ronald D. Mass, Frederick R. Marki

INVESTMENT OBJECTIVE & POLICIES  > To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. The portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	79.92
Asset Backed Securities	8.13
Government	7.38

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the U.S. Government Securities Trust Series I returned +3.15%, underperforming the +8.81% return of the Citigroup 1–10 Year Treasury Index.

Environment  > Since June 30, the yield on the two-year Treasury note declined 181 basis points (1.81 percentage points), driving a powerful rally in the Treasury market. Short-term interest rates fell especially sharply — partly a result of the flight to quality — though long-term rates declined as well. Core inflation measures were tame, but headline inflation measures remained uncomfortably high. Home prices declined and housing market indicators deteriorated markedly. Despite the ongoing weakness in residential construction and the collapse of the subprime lending market, economic growth picked up in the second and third quarters, thanks largely to a boom in nonresidential construction and net exports. Rising uncertainty over the degree of subprime losses forced swap spreads sharply higher, hurting mortgage-backed securities.

Overweight exposure to the agency mortgage-backed sector detracted from returns as spreads widened and volatility surged. More importantly, non-agency mortgage-backed securities continued to trade poorly given fears of higher delinquencies and losses on the part of homeowners. On the positive side, a tactically driven duration posture contributed modestly to returns as bond yields oscillated in a relatively flat trend. A curve-steepening strategy aided performance as the spread between the two- and 10-year yields widened late in the period.

Outlook  > The depth and flexibility of financial markets are being tested. We believe the private sector has shown the resolve necessary to digest losses and return to profitability. Our slightly long duration position is a hedge against deeper economic dislocation and ongoing troubles in non-Treasury investment grade bonds. A moderate allocation to TIPS appears advantageous as a hedge against rising inflation concerns. We are maintaining exposure to select lower quality corporate issues. Our largest sector overweight remains in mortgage-backed securities, particularly agency pass-throughs, as they are insulated from default risk and have traditionally performed well during times of slowing growth. With dollar-denominated emerging market debt still looking relatively expensive, we prefer exposure to local currency bonds, given their higher yields and solid fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
U.S. Government Securities Trust Series I (began 3/18/88)	3.15%	2.74%	4.64%	14.48%	57.34%
U.S. Government Securities Trust Series II2 (began 1/28/02)	2.93%	2.57%	4.54%	13.51%	55.90%
U.S. Government Securities Trust Series NAV[3] (began 2/28/05)	3.25%	2.77%	4.65%	14.63%	57.54%
Citigroup 1-10 Year Treasury Index	8.81%	3.58%	5.40%	19.23%	69.26%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

20

U.S. High Yield Bond Trust

Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser, Niklas Nordenfelt, Sean Lynch

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks total return with a high level of current income by primarily investing in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	20.21
Consumer, Non-cyclical	16.20
Financial	13.59
Consumer, Cyclical	13.52
Energy	9.36
Industrial	6.92
Basic Materials	4.38
Technology	4.14
Utilities	2.62
Diversified	0.54

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the High Yield Bond Trust Series I returned +2.87%, outperforming the +2.57% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment  > The 10-year Treasury yield began the year at 4.71%, reaching as high as 5.25% yield by mid-year on inflation fears. Investors’ perception of risk changed dramatically as credit fears, primarily linked to subprime mortgages, became the prevalent sentiment. The Federal Reserve cut short-term rates by a full percentage point — from 5.25% to 4.25% — and Treasuries rallied strongly.

The 10-year Treasury yield declined nearly 150 basis points (1.5 percentage points) since its June high. The short end of the curve rallied even more, with the two-year Treasury yield falling 200 basis points from the June high-yield peak of 5.08%.

High-yield spreads reached their tightest levels in early June before beginning a relatively steady and rapid rise. The market eventually succumbed to the toxic combination of a record pipeline of supply with a highly impaired structured product market to absorb the issuance. As housing headlines continued to be negative throughout the rest of the year, spreads marched upwards, finishing 294 basis points over where they started the year. Triple-C spreads widened from 538 basis points to 928 basis points. Single-Bs performed best, with a return of 3.58% though spreads widened 263 basis points compared to 243 basis points for double-Bs.

Outlook  > For many months, we have held on to a cautious macro view and, specifically, concern about the housing market and consumer spending. The portfolio’s risk profile has been lower than the broader market and the recent spread widening led to outperformance relative to the Index. We continue to remain cautious and have little exposure to housing-related and consumer-oriented companies and are concerned about employment levels and business spending as the “next legs down.” However, as spreads widen, the risk/reward balance is changing. Although we expect defaults to rise this year, we feel much of the broader/market spread widening has already occurred. We remain focused on individual credit selection and are avoiding issues we feel will be challenged over the next six to 12 months. We are, however, taking advantage of the market weakness to add to higher-yielding names that we feel now have improved risk/reward characteristics.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. High Yield Bond Trust Series I (began 4/29/05)	2.87%	—	—	6.16%	—	—	17.33%
U.S. High Yield Bond Trust Series II (began 4/29/05)	2.69%	—	—	6.01%	—	—	16.90%
U.S. High Yield Bond Trust Series NAV (began 4/29/05)	2.92%	—	—	6.22%	—	—	17.51%
Merrill Lynch U.S. High Yield Master II Constrained Index[2]	2.57%	—	—	6.96%	—	—	19.70%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

21

John Hancock Trust

Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Active Bond
Series I — Actual	$1,000.00	$1,031.50	$3.48	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.78	3.47	0.68%
Series II — Actual	1,000.00	1,029.80	4.50	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Series NAV — Actual	1,000.00	1,030.85	3.22	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.03	3.21	0.63%
Core Bond
Series I — Actual	$1,000.00	$1,054.00	$4.09	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%
Series II — Actual	1,000.00	1,053.23	5.12	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
Series NAV — Actual	1,000.00	1,053.70	3.83	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%
Global Bond
Series I — Actual	$1,000.00	$1,114.32	$4.58	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Series II — Actual	1,000.00	1,112.96	5.65	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series NAV — Actual	1,000.00	1,115.08	4.32	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
High Income
Series II — Actual	$1,000.00	$931.69	$4.72	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
Series NAV — Actual	1,000.00	933.07	3.51	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%

22

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
High Yield
Series I — Actual	$1,000.00	$987.65	$3.76	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%
Series II — Actual	1,000.00	986.99	4.76	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Series NAV — Actual	1,000.00	988.03	3.51	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.68	3.57	0.70%
Income
Series NAV — Actual	$1,000.00	$976.85	$4.24	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Investment Quality Bond
Series I — Actual	$1,000.00	$1,051.45	$3.67	0.71%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.63	3.62	0.71%
Series II — Actual	1,000.00	1,049.79	4.70	0.91%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.62	4.63	0.91%
Series NAV — Actual	1,000.00	1,051.07	3.41	0.66%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%
Money Market
Series I — Actual	$1,000.00	$1,021.66	$2.80	0.55%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%
Series II — Actual	1,000.00	1,020.63	3.82	0.75%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%
Money Market B
Series NAV — Actual	$1,000.00	$1,022.89	$1.43	0.28%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.79	1.43	0.28%
Real Return Bond
Series I — Actual	$1,000.00	$1,096.39	$4.17	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%
Series II — Actual	1,000.00	1,096.23	5.23	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
Series NAV — Actual	1,000.00	1,096.87	3.91	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%
Short-Term Bond
Series NAV — Actual	$1,000.00	$1,013.44	$3.04	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.18	3.06	0.60%
Spectrum Income
Series NAV — Actual	$1,000.00	$1,032.71	$4.36	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Strategic Bond
Series I — Actual	$1,000.00	$1,000.40	$3.93	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%
Series II — Actual	1,000.00	999.58	4.94	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.27	4.99	0.98%
Series NAV — Actual	1,000.00	1,001.74	3.68	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.53	3.72	0.73%
Strategic Income
Series I — Actual	$1,000.00	$1,034.49	$4.20	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%
Series II — Actual	1,000.00	1,033.55	5.23	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series NAV — Actual	1,000.00	1,034.19	3.95	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%

23

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
Total Return
Series I — Actual	$1,000.00	$1,083.17	$4.25	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Series II — Actual	1,000.00	1,082.39	5.30	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Series NAV — Actual	1,000.00	1,083.04	3.99	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
U.S. Government Securities
Series I — Actual	$1,000.00	$1,031.57	$3.74	0.73%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.53	3.72	0.73%
Series II — Actual	1,000.00	1,030.64	4.76	0.93%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Series NAV — Actual	1,000.00	1,032.10	3.48	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.78	3.47	0.68%
U.S. High Yield Bond
Series I — Actual	$1,000.00	$1,001.03	$4.19	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%
Series II — Actual	1,000.00	1,000.86	5.19	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%
Series NAV — Actual	1,000.00	1,001.45	3.93	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

24

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Active Bond	Core Bond	Global Bond	High Income
Investments in unaffiliated issuers, at value	$2,526,684,943	$312,491,306	$1,879,687,835	$431,923,002
Investments in affiliated issuers, at value (Note 2)	187,607,912	—	—	1,207,141
Securities loaned, at value (Note 2)	183,929,326	—	—	1,183,472
Repurchase agreements, at value (Note 2)	20,486,000	—	1,050,000	1,192,000
Total investments, at value	2,918,708,181	312,491,306	1,880,737,835	435,505,615
Cash	584	—	525	324,945
Foreign currency, at value	6,192,474	—	12,283,470	31,660
Cash collateral at broker for futures contracts	293,220	—	—	—
Receivable for investments sold	146,062	468,774	4,939,704	1,327,061
Receivable for delayed delivery securities sold	—	40,274,886	393,685,277	—
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	6,521,790	1,138
Receivable for fund shares sold	—	—	352,766	63,357
Dividends and interest receivable (net of tax)	23,679,975	2,204,624	14,161,472	7,421,456
Receivable for security lending income	95,519	—	—	—
Swap contracts, at value (Note 2)[1]	58,705	—	63,601,009	—
Receivable for futures variation margin	87,672	—	—	—
Receivable due from adviser	—	—	527	—
Swap premium receivable	—	—	91,781	—
Other assets	94,012	172	1,031	210
Total assets	2,949,356,404	355,439,762	2,376,377,187	444,675,442

Liabilities
Due to custodian	—	3,428,757	—	—
Payable for investments purchased	12,192,087	1,549,673	18,428	6,376,278
Payable for delayed delivery securities purchased	188,502,967	60,541,468	788,324,736	—
Payable for forward foreign currency exchange contracts (Note 2)	47,151	—	2,505,225	139,310
Payable for fund shares repurchased	12,894,615	194,656	5,491,114	—
Payable upon return of securities loaned (Note 2)	187,607,912	—	—	1,207,141
Options written, at value (Note 2)	—	—	30,985,739	—
Investments sold short, at value (Note 2)	—	1,554,000	245,913,605	—
Payable for interest on securities sold short	—	—	1,704,628	—
Interest expense and fees payable on inverse floaters	—	—	10,067	—
Payable for floating rate notes issued (Note 2)	—	—	870,000	—
Swap contracts, at value (Note 2)[2]	1,064,007	—	19,438,661	—
Payable for futures variation margin	—	—	697,186	—
Payable to affiliates
Fund administration expenses	24,266	2,573	11,450	2,218
Trustees’ fees	173	30	84	—
Other payables and accrued expenses	688,553	51,856	163,025	40,706
Total liabilities	403,021,731	67,323,013	1,096,133,948	7,765,653

Net assets
Capital paid-in	$2,576,918,349	$288,014,674	$1,219,821,122	$466,629,414
Undistributed net investment income (loss)	21,464,495	2,293,453	1,856,267	5,787,538
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, short sales, foreign currency transactions and swap agreements	(17,327,843)	(5,861,437)	(31,217,602)	3,051,980
Net unrealized appreciation (depreciation) on investments, futures, options written, short sales, swap agreements and translation of assets and liabilities in foreign currencies	(34,720,328)	3,670,059	89,783,452	(38,559,143)
Net assets	$2,546,334,673	$288,116,749	$1,280,243,239	$436,909,789
Investments in unaffiliated issuers, including repurchase agreements, at cost	$2,765,117,560	$308,808,257	$1,818,472,119	$472,784,291
Investments in affiliated issuers, at cost	$187,607,912	—	—	$1,207,141
Foreign currency, at cost	$5,807,024	—	$12,209,216	$31,004
Proceeds received on short sales	—	$1,541,010	$245,594,316	—
Premiums received on written options	—	—	$13,257,171	—

1	Includes net upfront payment of $17,190,730 made by Global Bond.
2	Includes net upfront payment of $14,942,237 received by Global Bond.

25

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Net asset value per share	Active Bond	Core Bond	Global Bond	High Income
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$116,602,874	$122,294	$117,309,032	—
Shares outstanding	12,408,118	9,742	7,718,982	—
Net asset value, offering price and redemption price per share	$9.40	$12.55	$15.20	—

Series II
Net assets	$558,614,730	$3,850,595	$233,785,944	$1,283,759
Shares outstanding	59,432,121	307,005	15,434,133	107,077
Net asset value, offering price and redemption price per share	$9.40	$12.54	$15.15	$11.99

Series NAV
Net assets	$1,871,117,069	$284,143,860	$929,148,263	$435,626,030
Shares outstanding	198,996,301	22,690,119	61,302,603	36,359,442
Net asset value, offering price and redemption price per share	$9.40	$12.52	$15.16	$11.98

26

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	High Yield	Income	Investment Quality Bond	Money Market
Investments in unaffiliated issuers, at value	$1,938,763,032	$379,563,273	$399,515,169	$3,012,073,600
Investments in affiliated issuers, at value (Note 2)	46,030,154	—	—	—
Securities loaned, at value (Note 2)	45,127,602	—	—	—
Repurchase agreements, at value (Note 2)	81,100,000	775,000	40,600,000	—
Total investments, at value	2,111,020,788	380,338,273	440,115,169	3,012,073,600
Cash	1,627,444	64	85,482	969
Foreign currency, at value	6,800,803	30	1,179,675	—
Receivable for investments sold	8,703,628	1,426,096	—	—
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	205,676	—
Receivable for fund shares sold	—	49,085	—	—
Dividends and interest receivable (net of tax)	45,605,437	3,420,293	5,513,532	—
Receivable for security lending income	517,554	—	—	—
Unrealized appreciation on forward foreign bond contracts (Note 2)	—	—	29,553	—
Receivable for futures variation margin	—	—	120,250	—
Receivable due from adviser	14,771	—	6,911	7,575
Other assets	584	197	132	584
Total assets	2,174,291,009	385,234,038	447,256,380	3,012,082,728

Liabilities
Payable for investments purchased	8,703,628	5,642,505	—	—
Payable for delayed delivery securities purchased	6,219,996	—	—	—
Payable for forward foreign currency exchange contracts (Note 2)	9,334	—	83,208	—
Payable for fund shares repurchased	27,249,624	—	4,771,477	21,067,450
Payable upon return of securities loaned (Note 2)	46,030,154	—	—	—
Unrealized depreciation on forward foreign bond contracts (Note 2)	—	—	121,721	—
Distributions payable	—	—	—	3,096
Payable to affiliates
Fund administration expenses	20,588	2,610	4,176	26,785
Trustees’ fees	340	64	45	450
Other payables and accrued expenses	159,225	25,251	126,903	160,654
Total liabilities	88,392,889	5,670,430	5,107,530	21,258,435

Net assets
Capital paid-in	$2,265,804,670	$391,501,520	$452,061,407	$2,990,520,013
Undistributed net investment income (loss)	29,510,589	3,384,743	4,109,900	304,280
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(104,812,376)	(3,793,080)	(20,248,867)	—
Net unrealized appreciation (depreciation) on investments, futures, options written, forward foregin bond contracts and translation of assets and liabilities in foreign currencies	(104,604,763)	(11,529,575)	6,226,410	—
Net assets	$2,085,898,120	$379,563,608	$442,148,850	$2,990,824,293
Investments in unaffiliated issuers, including repurchase agreements, at cost	$2,170,110,133	$391,868,138	$433,956,061	$3,012,073,600
Investments in affiliated issuers, at cost	$46,030,154	—	—	—
Foreign currency, at cost	$6,315,274	$28	$1,163,834	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$110,110,917	—	$163,793,260	$2,504,182,959
Shares outstanding	11,589,581	—	14,499,065	250,392,820
Net asset value, offering price and redemption price per share	$9.50	—	$11.30	$10.00

Series II
Net assets	$75,949,065	—	$161,125,842	$486,641,334
Shares outstanding	7,951,265	—	14,268,172	48,659,184
Net asset value, offering price and redemption price per share	$9.55	—	$11.29	$10.00

Series NAV
Net assets	$1,899,838,138	$379,563,608	$117,229,748	—
Shares outstanding	200,822,762	31,291,640	10,399,165	—
Net asset value, offering price and redemption price per share	$9.46	$12.13	$11.27	—

27

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Money Market B	Real Return Bond	Short-Term Bond	Spectrum Income
Investments in unaffiliated issuers, at value	$610,277,889	$2,525,161,692	$242,722,121	$1,072,014,027
Investments in affiliated issuers, at value (Note 2)	—	—	—	1,997,687
Securities loaned, at value (Note 2)	—	—	—	1,958,517
Repurchase agreements, at value (Note 2)	—	20,085,000	874,000	7,856,000
Total investments, at value	610,277,889	2,545,246,692	243,596,121	1,083,826,231
Cash	4,376	331	746	535
Foreign currency, at value	—	5,892,557	—	1,466,505
Receivable for investments sold	—	3,883	—	797,728
Receivable for delayed delivery securities sold	—	432,397,075	—	—
Receivable for forward foreign currency exchange contracts (Note 2)	—	4,799,623	—	182,622
Receivable for fund shares sold	1,889,841	294	—	—
Dividends and interest receivable (net of tax)	—	8,741,841	2,213,646	11,800,791
Receivable for security lending income	—	—	—	2,965
Swap contracts, at value (Note 2)[1]	—	8,737,805	—	11,264
Receivable for futures variation margin	—	—	—	40,733
Receivable due from adviser	117,032	474	—	17
Swap premium receivable	—	11,221	—	—
Other assets	—	689	150	678
Total assets	612,289,138	3,005,832,485	245,810,663	1,098,130,069

Liabilities
Payable for investments purchased	—	—	—	3,485,239
Payable for delayed delivery securities purchased	—	1,488,241,390	—	8,408,457
Payable for forward foreign currency exchange contracts (Note 2)	—	797,709	—	852,860
Payable for fund shares repurchased	—	22,964,118	1,496,405	127,644
Payable upon return of securities loaned (Note 2)	—	—	—	1,997,687
Options written, at value (Note 2)	—	7,015,591	—	—
Investments sold short, at value (Note 2)	—	252,488,296	—	—
Payable for interest on securities sold short	—	471,277	—	—
Swap contracts, at value (Note 2)[2]	—	11,196,506	—	33,252
Payable for futures variation margin	—	412,043	—	—
Payable to affiliates
Fund administration expenses	4,307	11,378	2,592	10,043
Trustees’ fees	452	115	523	126
Other payables and accrued expenses	140,499	86,211	53,562	247,701
Total liabilities	145,258	1,783,684,634	1,553,082	15,163,009

Net assets
Capital paid-in	$611,948,251	$1,189,960,115	$256,972,063	$1,046,618,284
Undistributed net investment income (loss)	187,347	459,183	(153,469)	8,780,057
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, short sales, foreign currency transactions and swap agreements	8,282	(5,557,844)	(8,631,002)	3,303,357
Net unrealized appreciation (depreciation) on investments, futures, options written, short sales, swap agreements and translation of assets and liabilities in foreign currencies	—	37,286,397	(3,930,011)	24,265,362
Net assets	$612,143,880	$1,222,147,851	$244,257,581	$1,082,967,060
Investments in unaffiliated issuers, including repurchase agreements, at cost	$610,277,889	$2,523,532,238	$247,526,132	$1,056,973,579
Investments in affiliated issuers, at cost	—	—	—	$1,997,687
Foreign currency, at cost	—	$5,874,213	—	$1,461,386
Proceeds received on short sales	—	$252,242,993	—	—
Premiums received on written options	—	$4,663,808	—	—

1	Includes net upfront payment of $2,309,053 made by Real Return Bond.
2	Includes net upfront payment of $5,844,485 received by Real Return Bond.

28

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Net asset value per share	Money Market B	Real Return Bond	Short-Term Bond	Spectrum Income
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$9,995,388	—	—
Shares outstanding	—	738,109	—	—
Net asset value, offering price and redemption price per share	—	$13.54	—	—

Series II
Net assets	—	$99,692,056	—	—
Shares outstanding	—	7,413,115	—	—
Net asset value, offering price and redemption price per share	—	$13.45	—	—

Series NAV
Net assets	$612,143,880	$1,112,460,407	$244,257,581	$1,082,967,060
Shares outstanding	611,948,165	82,884,779	25,882,489	81,371,719
Net asset value, offering price and redemption price per share	$1.00	$13.42	$9.44	$13.31

29

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Strategic Bond	Strategic Income	Total Return	U.S. Government Securities
Investments in unaffiliated issuers, at value	$769,653,191	$492,117,657	$2,917,964,855	$475,936,540
Investments in affiliated issuers, at value (Note 2)	14,833,887	—	—	—
Securities loaned, at value (Note 2)	14,543,027	—	—	—
Repurchase agreements, at value (Note 2)	10,000,000	221,000	37,357,000	22,800,000
Total investments, at value	809,030,105	492,338,657	2,955,321,855	498,736,540
Cash	719,717	692	773	409,191
Foreign currency, at value	447,555	258,832	6,417,274	—
Receivable for investments sold	855,690	1,300	35,083	37,632
Receivable for delayed delivery securities sold	189,196,837	—	216,368,222	83,896,045
Receivable for forward foreign currency exchange contracts (Note 2)	—	8,283,026	12,120,993	—
Dividends and interest receivable (net of tax)	8,623,937	6,551,031	13,264,294	1,403,784
Receivable for security lending income	5,082	84	—	—
Swap contracts, at value (Note 2)[1]	—	—	6,106,957	—
Receivable for futures variation margin	—	—	2,432,938	118,356
Receivable due from adviser	10,524	—	3,043	5,987
Other assets	34	601	718	—
Total assets	1,008,889,481	507,434,223	3,212,072,150	584,607,535

Liabilities
Payable for investments purchased	4,468,993	—	—	37,445
Payable for delayed delivery securities purchased	272,850,479	—	853,409,981	235,147,193
Payable for forward foreign currency exchange contracts (Note 2)	3,318	13,552,849	776,032	—
Payable for fund shares repurchased	1,285,733	262,844	4,389,738	3,091,395
Payable upon return of securities loaned (Note 2)	14,833,887	—	—	—
Options written, at value (Note 2)	3,789,535	—	22,357,667	121,875
Investments sold short, at value (Note 2)	—	—	47,528,343	—
Payable for interest on securities sold short	—	—	393,461	—
Swap contracts, at value (Note 2)[2]	—	—	4,342,759	—
Payable for futures variation margin	20,522	—	—	—
Payable to affiliates
Fund administration expenses	6,828	4,495	21,109	3,243
Trustees’ fees	184	86	159	140
Other payables and accrued expenses	69,841	70,739	180,237	55,176
Total liabilities	297,329,320	13,891,013	933,399,486	238,456,467

Net assets
Capital paid-in	$745,091,365	$480,022,288	$2,208,755,885	$358,521,436
Undistributed net investment income (loss)	9,652,849	20,845,946	24,359,002	2,450,911
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, short sales, foreign currency transactions and swap agreements	(15,460,622)	(11,351,527)	(16,031,219)	(4,524,164)
Net unrealized appreciation (depreciation) on investments, futures, options written, short sales, swap agreements and translation of assets and liabilities in foreign currencies	(27,723,431)	4,026,503	61,588,996	(10,297,115)
Net assets	$711,560,161	$493,543,210	$2,278,672,664	$346,151,068
Investments in unaffiliated issuers, including repurchase agreements, at cost	$818,586,067	$483,062,337	$2,930,763,280	$509,495,563
Investments in affiliated issuers, at cost	$14,833,887	—	—	—
Foreign currency, at cost	$444,233	$258,083	$6,402,280	—
Proceeds received on short sales	—	—	$46,844,548	—
Premiums received on written options	$2,790,456	—	$6,726,301	$242,047

1	Includes net upfront payment of $4,404,246 made by Total Return.
2	Includes net upfront payment of $685,069 received by Total Return.

30

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Net asset value per share	Strategic Bond	Strategic Income	Total Return	U.S. Government Securities
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$146,935,497	$14,091,604	$338,985,215	$163,226,362
Shares outstanding	13,469,260	1,026,543	24,360,026	12,721,511
Net asset value, offering price and redemption price per share	$10.91	$13.73	$13.92	$12.83

Series II
Net assets	$98,876,515	$16,845,494	$235,763,024	$81,261,146
Shares outstanding	9,060,133	1,225,680	16,966,485	6,328,664
Net asset value, offering price and redemption price per share	$10.91	$13.74	$13.90	$12.84

Series NAV
Net assets	$465,748,149	$462,606,112	$1,703,924,425	$101,663,560
Shares outstanding	42,826,781	33,730,621	122,779,115	7,949,718
Net asset value, offering price and redemption price per share	$10.88	$13.71	$13.88	$12.79

31

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	U.S. High Yield Bond
Investments in unaffiliated issuers, at value	$403,936,682
Investments in affiliated issuers, at value (Note 2)	6,888,336
Securities loaned, at value (Note 2)	6,753,270
Repurchase agreements, at value (Note 2)	29,985,000
Total investments, at value	447,563,288
Receivable for investments sold	3,107,874
Receivable for fund shares sold	1,426
Dividends and interest receivable (net of tax)	7,720,262
Receivable for security lending income	65,793
Receivable due from adviser	2,703
Other assets	387
Total assets	458,461,733

Liabilities
Due to custodian	25,772
Payable for investments purchased	5,512,523
Payable for fund shares repurchased	63,044
Payable upon return of securities loaned (Note 2)	6,888,336
Payable to affiliates
Fund administration expenses	4,128
Trustees’ fees	58
Other payables and accrued expenses	50,156
Total liabilities	12,544,017

Net assets
Capital paid-in	$455,913,551
Undistributed net investment income (loss)	5,698,978
Accumulated undistributed net realized gain (loss) on investments	(2,653,251)
Net unrealized appreciation (depreciation) on investments	(13,041,562)
Net assets	$445,917,716
Investments in unaffiliated issuers, including repurchase agreements, at cost	$453,716,514
Investments in affiliated issuers, at cost	$6,888,336

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$888,440
Shares outstanding	71,145
Net asset value, offering price and redemption price per share	$12.49

Series II
Net assets	$2,328,383
Shares outstanding	185,991
Net asset value, offering price and redemption price per share	$12.52

Series NAV
Net assets	$442,700,893
Shares outstanding	35,402,727
Net asset value, offering price and redemption price per share	$12.50

32

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the year ended December 31, 2007

Investment income	Active Bond	Core Bond	Global Bond	High Income
Interest	$150,402,952	$14,210,805	$57,046,900	$27,367,925
Dividends	349,398	—	227,095	1,221,460
Securities lending	448,267	14,894	5,364	187,040
Income from affiliated issuers	28,840	—	—	641
Less foreign taxes withheld	(40,392)	(14,081)	(70,110)	(191,884)
Total investment income	151,189,065	14,211,618	57,209,249	28,585,182

Expenses
Investment management fees (Note 3)	15,291,629	1,665,125	8,274,328	2,710,654
Series I distribution and service fees (Note 3)	63,755	69	56,461	—
Series II distribution and service fees (Note 3)	1,437,051	7,008	556,437	5,909
Fund administration fees (Note 3)	242,099	24,490	134,483	25,644
Audit and legal fees	77,274	30,760	50,564	32,854
Printing and postage fees (Note 3)	137,455	13,067	64,235	22,567
Custodian fees	132,867	188,131	933,246	70,175
Trustees’ fees (Note 4)	36,830	3,618	16,703	4,597
Registration and filing fees	26,477	3,071	13,102	4,215
Interest expense and fees on inverse floaters	—	—	34,097	—
Miscellaneous	72,144	5,281	61,656	3,575
Total expenses	17,517,581	1,940,620	10,195,312	2,880,190
Less: expense reductions (Note 3)	(67,976)	(7,010)	(31,910)	(10,874)
Net expenses	17,449,605	1,933,610	10,163,402	2,869,316
Net investment income (loss)	133,739,460	12,278,008	47,045,847	25,715,866

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	3,126,318	601,449	(10,123,692)	20,943,084
Futures contracts	—	—	(23,524,281)	—
Options written	—	—	1,921,914	(194,369)
Short sales	—	—	(7,887,693)	—
Swap contracts	(1,023,889)	—	2,966,266	—
Foreign currency transactions	1,270,573	—	16,262,675	1,642,792
	3,373,002	601,449	(20,384,811)	22,391,507
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(37,554,265)	3,443,743	55,607,898	(64,877,628)
Futures contracts	(55,001)	—	5,990,237	—
Options written	—	—	(16,870,910)	—
Short sales	—	(12,990)	(2,302,227)	—
Swap contracts	(1,005,302)	—	40,142,059	—
Translation of assets and liabilities in foreign currencies	232,801	—	6,080,301	(603,074)
	(38,381,767)	3,430,753	88,647,358	(65,480,702)
Net realized and unrealized gain (loss)	(35,008,765)	4,032,202	68,262,547	(43,089,195)

Increase (decrease) in net assets from operations	$98,730,695	$16,310,210	$115,308,394	($17,373,329)

33

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the year ended December 31, 2007

Investment income	High Yield	Income[1]	Investment Quality Bond	Money Market
Interest	$170,488,147	$6,576,785	$25,418,797	$144,474,561
Dividends	111,818	2,216,958	—	—
Securities lending	2,465,223	—	13,458	—
Income from affiliated issuers	165,070	—	—	—
Less foreign taxes withheld	(290,887)	(11,929)	(72,716)	—
Total investment income	172,939,371	8,781,814	25,359,539	144,474,561

Expenses
Investment management fees (Note 3)	12,975,302	1,136,009	2,590,495	13,775,142
Series I distribution and service fees (Note 3)	67,104	—	85,454	1,226,147
Series II distribution and service fees (Note 3)	228,337	—	394,506	1,116,678
Fund administration fees (Note 3)	214,278	13,820	42,526	270,494
Audit and legal fees	69,641	28,002	33,929	61,751
Printing and postage fees (Note 3)	108,532	11,815	22,230	200,990
Custodian fees	451,163	13,772	191,950	267,975
Trustees’ fees (Note 4)	29,122	1,359	6,431	40,950
Registration and filing fees	21,562	2,769	4,773	30,414
Miscellaneous	22,563	1,201	3,952	23,054
Total expenses	14,187,604	1,208,747	3,376,246	17,013,595
Less: expense reductions (Note 3)	(53,255)	(4,509)	(11,700)	(78,759)
Net expenses	14,134,349	1,204,238	3,364,546	16,934,836
Net investment income (loss)	158,805,022	7,577,576	21,994,993	127,539,725

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	4,728,560	(3,853,823)	1,611,263	933,804
Futures contracts	—	—	2,171,056	—
Options written	86,250	—	—	—
Foreign currency transactions	1,472,477	14,131	131,900	—
	6,287,287	(3,839,692)	3,914,219	933,804
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(139,188,004)	(11,529,865)	106,969	—
Futures contracts	—	—	(103,236)	—
Forward foreign bond contracts	—	—	(92,168)	—
Translation of assets and liabilities in foreign currencies	460,046	290	137,106	—
	(138,727,958)	(11,529,575)	48,671	—
Net realized and unrealized gain (loss)	(132,440,671)	(15,369,267)	3,962,890	933,804

Increase (decrease) in net assets from operations	$26,364,351	($7,791,691)	$25,957,883	$128,473,529

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

34

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the year ended December 31, 2007

Investment income	Money Market B	Real Return Bond	Short Term Bond	Spectrum Income
Interest	$26,853,957	$68,982,948	$14,266,463	$48,358,412
Dividends	—	—	—	4,158,712
Securities lending	—	236	7,547	73,413
Income from affiliated issuers	—	—	—	2,656
Less foreign taxes withheld	—	(9,163)	—	(66,802)
Total investment income	26,853,957	68,974,021	14,274,010	52,526,391

Expenses
Investment management fees (Note 3)	2,696,136	7,731,011	1,613,328	7,234,631
Series I distribution and service fees (Note 3)	—	3,730	—	—
Series II distribution and service fees (Note 3)	—	254,487	—	—
Fund administration fees (Note 3)	9,752	107,366	6,822	93,097
Audit and legal fees	13,807	46,843	29,713	41,504
Printing and postage fees (Note 3)	545	65,237	—	61,280
Custodian fees	9,580	395,565	11,743	1,235,405
Trustees’ fees (Note 4)	7,947	15,904	3,553	13,827
Registration and filing fees	3,934	11,964	1,719	9,063
Interest expense on securities sold short	—	1,644	—	—
Miscellaneous	9,457	52,335	3,939	8,860
Total expenses	2,751,158	8,686,086	1,670,817	8,697,667
Less: expense reductions (Note 3)	(1,233,272)	(77,222)	(7,325)	(272,607)
Net expenses	1,517,886	8,608,864	1,663,492	8,425,060
Net investment income (loss)	25,336,071	60,365,157	12,610,518	44,101,331

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	355,037	33,075,340	(430,216)	12,613,361
Futures contracts	—	(26,226,756)	—	56,569
Options written	—	611,461	—	—
Short sales	—	(1,779,940)	—	—
Swap contracts	—	1,628,680	—	11,159
Foreign currency transactions	—	(2,334,233)	—	2,803,536
	355,037	4,974,552	(430,216)	15,484,625
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	48,080,100	(3,065,510)	(3,373,720)
Futures contracts	—	13,696,464	—	17,855
Options written	—	(2,320,625)	—	—
Short sales	—	(386,686)	—	—
Swap contracts	—	(256,224)	—	(21,988)
Translation of assets and liabilities in foreign currencies	—	4,717,233	—	(13,003)
	—	63,530,262	(3,065,510)	(3,390,856)
Net realized and unrealized gain (loss)	355,037	68,504,814	(3,495,726)	12,093,769

Increase (decrease) in net assets from operations	$25,691,108	$128,869,971	$9,114,792	$56,195,100

35

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the year ended December 31, 2007

Investment income	Strategic Bond	Strategic Income	Total Return	U.S. Government Securities
Interest	$43,727,933	$28,214,989	$115,132,941	$18,799,757
Dividends	284,027	75,960	757,028	—
Securities lending	163,071	30,473	14,735	3,346
Income from affiliated issuers	4,554	76	—	—
Less foreign taxes withheld	(72,661)	(80,175)	(497)	—
Total investment income	44,106,924	28,241,323	115,904,207	18,803,103

Expenses
Investment management fees (Note 3)	4,553,195	3,053,259	14,798,686	2,217,092
Series I distribution and service fees (Note 3)	80,125	5,836	174,052	87,263
Series II distribution and service fees (Note 3)	265,638	44,743	590,648	208,569
Fund administration fees (Note 3)	69,498	36,603	204,146	36,311
Audit and legal fees	43,827	32,309	65,619	36,737
Printing and postage fees (Note 3)	35,452	32,515	113,021	17,740
Custodian fees	266,995	226,458	544,636	140,558
Trustees’ fees (Note 4)	10,246	5,577	30,352	5,691
Registration and filing fees	7,391	5,592	22,804	4,008
Interest expense on securities sold short	—	—	210,503	—
Interest expense and fees on inverse floaters	—	—	14,911	—
Miscellaneous	9,324	25,355	28,292	1,799
Total expenses	5,341,691	3,468,247	16,797,670	2,755,768
Less: expense reductions (Note 3)	(18,266)	(11,980)	(56,915)	(9,535)
Net expenses	5,323,425	3,456,267	16,740,755	2,746,233
Net investment income (loss)	38,783,499	24,785,056	99,163,452	16,056,870

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(510,325)	(1,962,433)	10,283,522	1,124,745
Futures contracts	(8,699,199)	(273,001)	(12,367,788)	77,739
Options written	4,509,464	750,201	3,170,766	102,739
Short sales	—	—	(2,435,696)	—
Swap contracts	—	—	(363,397)	—
Foreign currency transactions	375,283	(2,614,571)	7,890,210	—
	(4,324,777)	(4,099,804)	6,177,617	1,305,223
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(32,713,624)	7,959,787	27,836,920	(6,496,255)
Futures contracts	(1,165,730)	—	49,866,668	527,448
Options written	(2,228,167)	—	(13,871,296)	120,172
Short sales	—	—	(683,795)	—
Swap contracts	—	—	524,217	—
Translation of assets and liabilities in foreign currencies	2,656	(4,129,065)	11,362,230	—
	(36,104,865)	3,830,722	75,034,944	(5,848,635)
Net realized and unrealized gain (loss)	(40,429,642)	(269,082)	81,212,561	(4,543,412)

Increase (decrease) in net assets from operations	($1,646,143)	$24,515,974	$180,376,013	$11,513,458

36

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — For the year ended December 31, 2007

Investment income	U.S. High Yield Bond
Interest	$32,525,244
Securities lending	254,658
Income from affiliated issuers	20,871
Total investment income	32,800,773

Expenses
Investment management fees (Note 3)	2,944,913
Series I distribution and service fees (Note 3)	417
Series II distribution and service fees (Note 3)	6,499
Fund administration fees (Note 3)	36,619
Audit and legal fees	32,525
Printing and postage fees (Note 3)	23,270
Custodian fees	95,642
Trustees’ fees (Note 4)	5,476
Registration and filing fees	4,669
Miscellaneous	2,925
Total expenses	3,152,955
Less: expense reductions (Note 3)	(10,960)
Net expenses	3,141,995
Net investment income (loss)	29,658,778

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	387,823
387,823
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(19,627,108)
(19,627,108)
Net realized and unrealized gain (loss)	(19,239,285)

Increase (decrease) in net assets from operations	$10,419,493

37

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Active Bond		Core Bond		Global Bond
Increase (decrease) in net assets	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/07	Year ended 12/31/06 [2]
From operations
Net investment income (loss)	$133,739,460	$93,742,446	$12,278,008	$8,377,317	$47,045,847	$33,100,515
Net realized gain (loss)	3,373,002	(4,723,974)	601,449	(1,766,482)	(20,384,811)	8,057,028 [3]
Change in net unrealized appreciation (depreciation)	(38,381,767)	19,905,480	3,430,753	1,013,272	88,647,358	5,883,446 [3]
Increase (decrease) in net assets resulting from operations	98,730,695	108,923,952	16,310,210	7,624,107	115,308,394	47,040,989
Distributions to shareholders
From net investment income
Series I	(10,887,346)	(4,305,469)	(9,595)	(2,611)	(8,363,481)	—
Series II	(47,063,261)	(14,300,548)	(204,218)	(28,039)	(15,833,728)	—
Series NAV	(163,200,339)	(33,393,212)	(18,515,340)	(5,841,358)	(63,074,133)	—
From net realized gain
Series I	—	—	—	—	—	(1,603,860)
Series II	—	—	—	—	—	(1,961,988)
Series III	—	—	—	—	—	(5,360)
Series NAV	—	—	—	—	—	(7,539,897)
Total distributions	(221,150,946)	(51,999,229)	(18,729,153)	(5,872,008)	(87,271,342)	(11,111,105)
From Fund share transactions (Note 6)	202,584,273	463,943,213 [1]	66,687,105	68,520,170	203,781,794	218,098,822 [1]
Total increase (decrease)	80,164,022	520,867,936	64,268,162	70,272,269	231,818,846	254,028,706

Net assets
Beginning of year	2,466,170,651	1,945,302,715	223,848,587	153,576,318	1,048,424,393	794,395,687
End of year	$2,546,334,673	$2,466,170,651	$288,116,749	$223,848,587	$1,280,243,239	$1,048,424,393

Undistributed net investment income (loss)	$21,464,495	$105,171,643	$2,293,453	$8,523,461	$1,856,267	$40,863,453

	High Income			High Yield		Income
Increase (decrease) in net assets	Year ended 12/31/07	Year ended 12/31/06	[4]	Year ended 12/31/07	Year ended 12/31/06 [2]	Period ended 12/31/07[5]
From operations
Net investment income (loss)	$25,715,866	$14,043,873		$158,805,022	$123,767,332	$7,577,576
Net realized gain (loss)	22,391,507	1,648,700		6,287,287	(2,331,606)	(3,839,692)
Change in net unrealized appreciation (depreciation)	(65,480,702)	26,921,559		(138,727,958)	45,158,570	(11,529,575)
Increase (decrease) in net assets resulting from operations	(17,373,329)	42,614,132		26,364,351	166,594,296	(7,791,691)
Distributions to shareholders
From net investment income
Series I	—	—		(16,396,868)	(10,963,040)	—
Series II	(58,978)	—		(10,871,185)	(6,589,348)	—
Series III	—	—		—	(58,691)	—
Series NAV	(36,025,171)	—		(229,520,177)	(101,658,612)	(4,146,221)
From net realized gain
Series II	(51,330)	—		—	—	—
Series NAV	(18,824,949)	—		—	—	—
Total distributions	(54,960,428)	—		(256,788,230)	(119,269,691)	(4,146,221)
From Fund share transactions (Note 6)	161,884,048	304,745,366		535,653,676	94,905,199 [1]	391,501,520
Total increase (decrease)	89,550,291	347,359,498		305,229,797	142,229,804	379,563,608

Net assets
Beginning of year	347,359,498	—		1,780,668,323	1,638,438,519	—
End of year	$436,909,789	$347,359,498		$2,085,898,120	$1,780,668,323	$379,563,608

Undistributed net investment income (loss)	$5,787,538	$14,542,391		$29,510,589	$125,807,216	$3,384,743

1	Refer to payment made by affiliate, Note 1.
2	Series III shares were terminated on 10-4-06.
3	Refer to Note 9.
4	Period from 4-28-06 (commencement of operations) to 12-31-06.
5	Period from 5-1-07 (commencement of operations) to 12-31-07.

38

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Investment Quality Bond		Money Market		Money Market B
Increase (decrease) in net assets	Year ended 12/31/07	Year ended 12/31/06 [1]	Year ended 12/31/07	Year ended 12/31/06 [1]	Year ended 12/31/07	Year ended 12/31/06
From operations
Net investment income (loss)	$21,994,993	$18,720,524	$127,539,725	$112,768,251	$25,336,071	$22,247,327
Net realized gain (loss)	3,914,219	(1,651,160)	933,804	233,477	355,037	53,122
Change in net unrealized appreciation (depreciation)	48,671	(2,859,358)	—	—	—	—
Increase (decrease) in net assets resulting from operations	25,957,883	14,210,006	128,473,529	113,001,728	25,691,108	22,300,449
Distributions to shareholders
From net investment income
Series I	(15,249,605)	(12,897,908)	(109,218,475)	(98,336,701)	—	—
Series II	(13,750,221)	(6,123,137)	(18,950,774)	(14,271,509)	—	—
Series III	—	(12,486)	—	(131,171)	—	—
Series NAV	(10,100,192)	(3,793,510)	—	—	(25,496,848)	(22,300,475)
Total distributions	(39,100,018)	(22,827,041)	(128,169,249)	(112,739,381)	(25,496,848)	(22,300,475)
From Fund share transactions (Note 6)	32,650,645	54,159,218	335,037,282	304,873,400	132,222,869	37,883,822
Total increase (decrease)	19,508,510	45,542,183	335,341,562	305,135,747	132,417,129	37,883,796

Net assets
Beginning of year	422,640,340	377,098,157	2,655,482,731	2,350,346,984	479,726,751	441,842,955
End of year	$442,148,850	$422,640,340	$2,990,824,293	$2,655,482,731	$612,143,880	$479,726,751

Undistributed net investment income (loss)	$4,109,900	$19,970,920	$304,280	$131,177	$187,347	$34,492

	Real Return Bond			Short-Term Bond		Spectrum Income
Increase (decrease) in net assets	Year ended 12/31/07	Year ended 12/31/06	[1]	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/07	Year ended 12/31/06
From operations
Net investment income (loss)	$60,365,157	$34,052,286		$12,610,518	$9,643,004	$44,101,331	$29,569,558
Net realized gain (loss)	4,974,552	(9,027,756)[2]		(430,216)	(991,297)	15,484,625	3,797,043
Change in net unrealized appreciation (depreciation)	63,530,262	(24,347,800	) [2]	(3,065,510)	1,886,388	(3,390,856)	22,366,370
Increase (decrease) in net assets resulting from operations	128,869,971	676,730		9,114,792	10,538,095	56,195,100	55,732,971
Distributions to shareholders
From net investment income
Series I	(561,827)	(117,172)		—	—	—	—
Series II	(6,480,870)	(3,077,510)		—	—	—	—
Series III	—	(2,893)		—	—	—	—
Series NAV	(71,225,485)	(16,156,204)		(25,339,809)	(6,806,814)	(69,470,002)	(3,751,912)
From net realized gain
Series I	—	(88,336)		—	—	—	—
Series II	—	(2,511,838)		—	—	—	—
Series III	—	(2,499)		—	—	—	—
Series NAV	—	(11,962,833)		—	—	(10,989,250)	(104,329)
From capital paid-in
Series NAV	—	—		(941,806)	—	—	—
Total distributions	(78,268,182)	(33,919,285)		(26,281,615)	(6,806,814)	(80,459,252)	(3,856,241)
From Fund share transactions (Note 6)	185,887,840	327,387,803		(35,477,476)	86,176,948 [3]	240,374,243	263,899,513
Total increase (decrease)	236,489,629	294,145,248		(52,644,299)	89,908,229	216,110,091	315,776,243

Net assets
Beginning of year	985,658,222	691,512,974		296,901,880	206,993,651	866,856,969	551,080,726
End of year	$1,222,147,851	$985,658,222		$244,257,581	$296,901,880	$1,082,967,060	$866,856,969

Undistributed net investment income (loss)	$459,183	$32,503,052		($153,469)	$11,844,262	$8,780,057	$31,686,261

1	Series III shares were terminated on 10-4-06.
2	Refer to Note 9.
3	Refer to payment made by affiliate, Note 1.

39

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Strategic Bond		Strategic Income		Total Return
Increase (decrease) in net assets	Year ended 12/31/07	Year ended 12/31/06 [1]	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/07	Year ended 12/31/06 [1]
From operations
Net investment income (loss)	$38,783,499	$32,632,988	$24,785,056	$10,476,976	$99,163,452	$72,255,400
Net realized gain (loss)	(4,324,777)	(1,613,192)	(4,099,804)	(1,057,449)	6,177,617	2,670,771 [2]
Change in net unrealized appreciation (depreciation)	(36,104,865)	7,700,353	3,830,722	(225,334)	75,034,944	(12,830,033)[2]
Increase (decrease) in net assets resulting from operations	(1,646,143)	38,720,149	24,515,974	9,194,193	180,376,013	62,096,138
Distributions to shareholders
From net investment income
Series I	(14,728,960)	(11,901,365)	(284,724)	(339,589)	(25,949,771)	(13,977,702)
Series II	(9,372,411)	(7,452,112)	(324,300)	(579,115)	(16,916,322)	(8,804,673)
Series III	—	(29,498)	—	—	—	(94,035)
Series NAV	(38,267,223)	(31,231,017)	(9,634,115)	(9,847,544)	(118,464,427)	(33,061,731)
From net realized gain
Series I	—	—	—	(3,340)	—	—
Series II	—	—	—	(6,805)	—	—
Series NAV	—	—	—	(58)	—	—
Total distributions	(62,368,594)	(50,613,992)	(10,243,139)	(10,776,451)	(161,330,520)	(55,938,141)
From Fund share transactions (Note 6)	159,400,342	(75,676,611)	114,177,109	333,233,837	325,262,585	366,542,153
Total increase (decrease)	95,385,605	(87,570,454)	128,449,944	331,651,579	344,308,078	372,700,150

Net assets
Beginning of year	616,174,556	703,745,010	365,093,266	33,441,687	1,934,364,586	1,561,664,436
End of year	$711,560,161	$616,174,556	$493,543,210	$365,093,266	$2,278,672,664	$1,934,364,586

Undistributed net investment income (loss)	$9,652,849	$32,217,778	$20,845,946	$644,439	$24,359,002	$73,491,295

	U.S. Government Securities		U.S. High Yield Bond
Increase (decrease) in net assets	Year ended 12/31/07	Year ended 12/31/06 [1]	Year ended 12/31/07	Year ended 12/31/06
From operations
Net investment income (loss)	$16,056,870	$16,551,278	$29,658,778	$18,457,131
Net realized gain (loss)	1,305,223	3,819,291	387,823	(422,999)
Change in net unrealized appreciation (depreciation)	(5,848,635)	(3,938,345)	(19,627,108)	6,563,561
Increase (decrease) in net assets resulting from operations	11,513,458	16,432,224	10,419,493	24,597,693
Distributions to shareholders
From net investment income
Series I	(14,219,224)	(10,101,252)	(76,765)	(466)
Series II	(6,554,907)	(4,624,511)	(256,950)	(77,167)
Series III	—	(9,204)	—	—
Series NAV	(9,606,369)	(5,016,740)	(43,204,594)	(8,653,268)
Total distributions	(30,380,500)	(19,751,707)	(43,538,309)	(8,730,901)
From Fund share transactions (Note 6)	(17,452,194)	(30,974,262)	127,036,716	188,056,835
Total increase (decrease)	(36,319,236)	(34,293,745)	93,917,900	203,923,627

Net assets
Beginning of year	382,470,304	416,764,049	351,999,816	148,076,189
End of year	$346,151,068	$382,470,304	$445,917,716	$351,999,816

Undistributed net investment income (loss)	$2,450,911	$17,457,268	$5,698,978	$19,031,584

1	Series III shares were terminated on 10-4-06.
2	Refer to Note 9.

40

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Active Bond
SERIES I
12-31-2007	9.88	0.51	[1]	(0.12)	0.39	(0.87)	—	—	(0.87)	9.40	4.05	[2,3]	0.68	[4]	0.68		5.26		117		140	[5]
12-31-2006	9.73	0.44	[1]	(0.02)[20]	0.42	(0.27)	—	—	(0.27)	9.88	4.42	[2,3,6]	0.69	[4]	0.69		4.53		139		207
12-31-2005[7]	9.60	0.29	[1]	(0.14)	0.15	—	(0.02)	—	(0.02)	9.73	1.59	[2,8]	0.72	[9]	0.72	[9]	4.33	[9]	166		305	[10]
SERIES II
12-31-2007	9.87	0.49	[1]	(0.13)	0.36	(0.83)	—	—	(0.83)	9.40	3.78	[2,3]	0.88	[4]	0.88		5.06		559		140	[5]
12-31-2006	9.72	0.41	[1]	(0.01)[20]	0.40	(0.25)	—	—	(0.25)	9.87	4.21	[2,3,6]	0.89	[4]	0.89		4.28		553		207
12-31-2005[7]	9.60	0.28	[1]	(0.14)	0.14	—	(0.02)	—	(0.02)	9.72	1.49	[2,8]	0.92	[9]	0.92	[9]	4.25	[9]	559		305	[10]
SERIES NAV
12-31-2007	9.89	0.52	[1]	(0.13)	0.39	(0.88)	—	—	(0.88)	9.40	4.03	[2,3]	0.63	[4]	0.63		5.31		1,871		140	[5]
12-31-2006	9.73	0.40	[1]	0.03	0.43	(0.27)	—	—	(0.27)	9.89	4.54	[2,3,6]	0.64	[4]	0.64		4.18		1,774		207
12-31-2005[12]	9.63	0.43	[1]	(0.19)	0.24	(0.12)	(0.02)	—	(0.14)	9.73	2.54	[2]	0.70		0.70		4.41		1,220		305	[10]
12-31-2004[11]	9.64	0.34		0.11	0.45	(0.34)	(0.12)	—	(0.46)	9.63	4.75	[2]	0.70		0.70		3.56		1,002		444
12-31-2003[11]	9.70	0.43		0.18	0.61	(0.43)	(0.24)	—	(0.67)	9.64	6.48	[2]	0.70		0.70		4.42		1,056		466	[10]
Core Bond
SERIES I
12-31-2007	12.68	0.59	[1]	0.18	0.77	(0.90)	—	—	(0.90)	12.55	6.26	[2,3]	0.80	[4]	0.79		4.71		—	[13]	336	[5]
12-31-2006	12.64	0.56	[1]	(0.11)	0.45	(0.41)	—	—	(0.41)	12.68	3.72	[2,3]	0.84	[4]	0.84		4.50		—	[13]	359
12-31-2005[14]	12.50	0.34	[1]	(0.20)	0.14	—	—	—	—	12.64	1.12	[8]	0.93	[9]	0.93	[9]	4.01	[9]	—	[13]	619	[8]
SERIES II
12-31-2007	12.66	0.57	[1]	0.17	0.74	(0.86)	—	—	(0.86)	12.54	5.98	[2,3]	1.00	[4]	1.00		4.50		4		336	[5]
12-31-2006	12.61	0.53	[1]	(0.09)	0.44	(0.39)	—	—	(0.39)	12.66	3.61	[2,3]	1.04	[4]	1.04		4.28		2		359
12-31-2005[14]	12.50	0.31	[1]	(0.20)	0.11	—	—	—	—	12.61	0.88	[8]	1.11	[9]	1.11	[9]	3.49	[9]	1		619	[8]
SERIES NAV
12-31-2007	12.66	0.60	[1]	0.17	0.77	(0.91)	—	—	(0.91)	12.52	6.28	[2,3]	0.75	[4]	0.74		4.75		284		336	[5]
12-31-2006	12.62	0.56	[1]	(0.10)	0.46	(0.42)	—	—	(0.42)	12.66	3.84	[2,3]	0.79	[4]	0.79		4.48		222		359
12-31-2005[14]	12.50	0.30	[1]	(0.18)	0.12	—	—	—	—	12.62	0.96	[8]	0.82	[9]	0.82	[9]	3.55	[9]	153		619	[8]
Global Bond
SERIES I
12-31-2007	14.93	0.59	[1]	0.79	1.38	(1.11)	—	—	(1.11)	15.20	9.63	[2,3]	0.86	[4,15]	0.86	[15]	3.96		117		325	[5]
12-31-2006	14.37	0.53	[1]	0.22	0.75	—	(0.19)	—	(0.19)	14.93	5.27	[2,3,6]	0.85	[4,16]	0.85	[16]	3.61		115		204
12-31-2005	16.28	0.44	[1]	(1.49)	(1.05)	(0.73)	(0.13)	—	(0.86)	14.37	(6.66)[2]		0.86		0.86		2.89		132		327	[10]
12-31-2004[17]	15.34	0.32	[1]	1.21	1.53	(0.59)	—	—	(0.59)	16.28	10.38	[2]	0.85		0.85		2.13		438		174
12-31-2003[17]	13.79	0.44	[1]	1.62	2.06	(0.51)	—	—	(0.51)	15.34	15.40	[2]	0.91		0.91		3.10		195		338
SERIES II
12-31-2007	14.87	0.56	[1]	0.78	1.34	(1.06)	—	—	(1.06)	15.15	9.35	[2,3]	1.06	[4,15]	1.06	[15]	3.78		234		325	[5]
12-31-2006	14.34	0.50	[1]	0.22	0.72	—	(0.19)	—	(0.19)	14.87	5.07	[2,3,6]	1.05	[4,16]	1.05	[16]	3.44		200		204
12-31-2005	16.20	0.41	[1]	(1.47)	(1.06)	(0.67)	(0.13)	—	(0.80)	14.34	(6.77)[2]		1.06		1.06		2.67		143		327	[10]
12-31-2004[17]	15.29	0.29	[1]	1.21	1.50	(0.59)	—	—	(0.59)	16.20	10.21	[2]	1.05		1.05		1.93		368		174
12-31-2003[17]	13.77	0.39	[1]	1.64	2.03	(0.51)	—	—	(0.51)	15.29	15.25	[2]	1.11		1.11		2.74		64		338
SERIES NAV
12-31-2007	14.91	0.60	[1]	0.78	1.38	(1.13)	—	—	(1.13)	15.16	9.60	[2,3]	0.81	[4,15]	0.81	[15]	4.04		929		325	[5]
12-31-2006	14.34	0.54	[1]	0.22	0.76	—	(0.19)	—	(0.19)	14.91	5.35	[2,3,6]	0.80	[4,16]	0.80	[16]	3.69		733		204
12-31-2005[18]	16.11	0.40	[1]	(1.26)	(0.86)	(0.78)	(0.13)	—	(0.91)	14.34	(5.58)[2,8]		0.80	[9]	0.80	[9]	3.16	[9]	520		327	[10]

41

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

High Income
SERIES II
12-31-2007[19]	14.13	0.61	[1]	(1.61)	(1.00)	(0.61)	(0.53)	—	(1.14)	11.99	(7.03)[2,3,8]		0.97	[4,9]	0.97	[9]	6.58	[9]	1	73
SERIES NAV
12-31-2007	14.24	0.90	[1]	(1.34)	(0.44)	(1.23)	(0.59)	—	(1.82)	11.98	(3.40)[2,3]		0.72	[4]	0.72		6.41		436	73
12-31-2006[19]	12.50	0.60	[1]	1.14	1.74	—	—	—	—	14.24	13.92	[3,8]	0.74	[4,9]	0.74	[9]	6.87	[9]	347	81	[8]
High Yield
SERIES I
12-31-2007	10.66	0.82	[1]	(0.64)	0.18	(1.34)	—	—	(1.34)	9.50	1.64	[2,3]	0.75	[4]	0.75		7.86		110	75	[5]
12-31-2006	10.32	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.66	10.37	[2,3,6]	0.76	[4]	0.76		7.53		154	90
12-31-2005	10.51	0.76	[1]	(0.40)	0.36	(0.55)	—	—	(0.55)	10.32	3.70	[2]	0.78		0.78		7.41		179	92	[10]
12-31-2004	9.95	0.72	[1]	0.33	1.05	(0.49)	—	—	(0.49)	10.51	11.06	[2]	0.80		0.80		7.28		755	69
12-31-2003	8.50	0.69	[1]	1.28	1.97	(0.52)	—	—	(0.52)	9.95	24.15	[2]	0.82		0.82		7.56		621	75
SERIES II
12-31-2007	10.70	0.80	[1]	(0.65)	0.15	(1.30)	—	—	(1.30)	9.55	1.36	[2,3]	0.95	[4]	0.95		7.69		76	75	[5]
12-31-2006	10.35	0.75	[1]	0.26	1.01	(0.66)	—	—	(0.66)	10.70	10.24	[2,3,6]	0.96	[4]	0.96		7.33		101	90
12-31-2005	10.45	0.74	[1]	(0.39)	0.35	(0.45)	—	—	(0.45)	10.35	3.56	[2]	0.98		0.98		7.13		109	92	[10]
12-31-2004	9.91	0.69	[1]	0.34	1.03	(0.49)	—	—	(0.49)	10.45	10.85	[2]	1.00		1.00		6.99		691	69
12-31-2003	8.49	0.68	[1]	1.27	1.95	(0.53)	—	—	(0.53)	9.91	23.91	[2]	1.02		1.02		7.38		296	75
SERIES NAV
12-31-2007	10.63	0.83	[1]	(0.65)	0.18	(1.35)	—	—	(1.35)	9.46	1.64	[2,3]	0.70	[4]	0.70		8.07		1,900	75	[5]
12-31-2006	10.29	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.63	10.46	[2,3,6]	0.71	[4]	0.71		7.57		1,526	90
12-31-2005[18]	10.63	0.64	[1]	(0.38)	0.26	(0.60)	—	—	(0.60)	10.29	2.70	[2,8]	0.72	[9]	0.72	[9]	7.58	[9]	1,349	92	[10]
Income
SERIES NAV
12-31-2007[21]	12.50	0.45	[1]	(0.68)	(0.23)	(0.14)	—	—	(0.14)	12.13	(1.85)[2,3,8]		0.86	[4,9]	0.86	[9]	5.38	[9]	380	129	[8]
Investment Quality Bond
SERIES I
12-31-2007	11.66	0.59	[1]	0.11	0.70	(1.06)	—	—	(1.06)	11.30	6.21	[2,3]	0.71	[4]	0.71		5.08		164	70
12-31-2006	11.98	0.55	[1]	(0.16)	0.39	(0.71)	—	—	(0.71)	11.66	3.57	[2,3]	0.72	[4]	0.72		4.79		183	28
12-31-2005	12.41	0.61	[1]	(0.34)	0.27	(0.70)	—	—	(0.70)	11.98	2.26	[2]	0.74		0.74		5.08		227	30
12-31-2004	12.58	0.61	[1]	(0.03)	0.58	(0.75)	—	—	(0.75)	12.41	4.81	[2]	0.74		0.74		4.94		362	23
12-31-2003	12.33	0.61	[1]	0.26	0.87	(0.62)	—	—	(0.62)	12.58	7.32	[2]	0.75		0.75		4.93		399	59
SERIES II
12-31-2007	11.64	0.56	[1]	0.10	0.66	(1.01)	—	—	(1.01)	11.29	5.92	[2,3]	0.91	[4]	0.91		4.89		161	70
12-31-2006	11.96	0.53	[1]	(0.16)	0.37	(0.69)	—	—	(0.69)	11.64	3.36	[2,3]	0.92	[4]	0.92		4.60		143	28
12-31-2005	12.37	0.59	[1]	(0.35)	0.24	(0.65)	—	—	(0.65)	11.96	2.03	[2]	0.94		0.94		4.90		90	30
12-31-2004	12.55	0.57	[1]	(0.01)	0.56	(0.74)	—	—	(0.74)	12.37	4.65	[2]	0.94		0.94		4.67		110	23
12-31-2003	12.32	0.57	[1]	0.29	0.86	(0.63)	—	—	(0.63)	12.55	7.24	[2]	0.95		0.95		4.64		85	59
SERIES NAV
12-31-2007	11.65	0.59	[1]	0.10	0.69	(1.07)	—	—	(1.07)	11.27	6.13	[2,3]	0.66	[4]	0.66		5.13		117	70
12-31-2006	11.97	0.55	[1]	(0.15)	0.40	(0.72)	—	—	(0.72)	11.65	3.65	[2,3]	0.67	[4]	0.67		4.82		96	28
12-31-2005[18]	12.45	0.52	[1]	(0.28)	0.24	(0.72)	—	—	(0.72)	11.97	2.06	[2,8]	0.67	[9]	0.67	[9]	5.14	[9]	59	30

42

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Money Market
SERIES I
12-31-2007	10.00	0.45	[1]	—	0.45	(0.45)	—	—	(0.45)	10.00	4.56	[2,3]	0.56	[4]	0.55		4.43		2,504	—
12-31-2006	10.00	0.44	[1]	—	0.44	(0.44)	—	—	(0.44)	10.00	4.43	[2,3]	0.56	[4]	0.56		4.36		2,316	—
12-31-2005	10.00	0.26	[1]	—	0.26	(0.26)	—	—	(0.26)	10.00	2.60	[2]	0.56		0.56		2.63		2,113	—
12-31-2004	10.00	0.09	[1]	—	0.09	(0.09)	—	—	(0.09)	10.00	0.90	[2]	0.53		0.53		0.89		2,186	—
12-31-2003	10.00	0.06	[1]	—	0.06	(0.06)	—	—	(0.06)	10.00	0.58	[2]	0.55		0.55		0.59		1,037	—
SERIES II
12-31-2007	10.00	0.43	[1]	—	0.43	(0.43)	—	—	(0.43)	10.00	4.35	[2,3]	0.76	[4]	0.75		4.22		487	—
12-31-2006	10.00	0.42	[1]	—	0.42	(0.42)	—	—	(0.42)	10.00	4.23	[2,3]	0.76	[4]	0.76		4.22		339	—
12-31-2005	10.00	0.25	[1]	—	0.25	(0.25)	—	—	(0.25)	10.00	2.50	[2]	0.76		0.76		2.47		231	—
12-31-2004	10.00	0.06	[1]	—	0.06	(0.06)	—	—	(0.06)	10.00	0.60	[2]	0.73		0.73		0.62		186	—
12-31-2003	10.00	0.04	[1]	—	0.04	(0.04)	—	—	(0.04)	10.00	0.38	[2]	0.75		0.75		0.38		183	—
Money Market B
SERIES NAV
12-31-2007	1.00	0.05	[1]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.82	[2,3]	0.51	[4]	0.28		4.67		612	—
12-31-2006	1.00	0.05	[1]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.70	[2,3]	0.51	[4]	0.28		4.61		480	—
12-31-2005[22]	1.00	0.03	[1]	—	0.03	(0.03)	—	—	(0.03)	1.00	2.97	[2,3]	0.50	[4]	0.28		2.91		442	—
12-31-2004[11]	1.00	0.01		—	0.01	(0.01)	—	—	(0.01)	1.00	1.09	[2]	0.33		0.33		1.05		472	—
12-31-2003[11]	1.00	0.01		—	0.01	(0.01)	—	—	(0.01)	1.00	0.95	[2]	0.31		0.31		0.95		682	—
Real Return Bond
SERIES I
12-31-2007	12.99	0.70	[1]	0.76	1.46	(0.91)	—	—	(0.91)	13.54	11.49	[2,3]	0.80	[4,16]	0.79	[16]	5.31		10	911	[5]
12-31-2006	13.55	0.54	[1]	(0.52)	0.02	(0.33)	(0.25)	—	(0.58)	12.99	0.23	[2,3]	0.82	[4,16]	0.82	[16]	4.09		5	989
12-31-2005	14.00	0.27	[1]	(0.08)	0.19	—	(0.64)	—	(0.64)	13.55	1.44	[2]	0.81		0.81		1.93		4	1,239
12-31-2004	13.11	0.09	[1]	1.08	1.17	(0.06)	(0.22)	—	(0.28)	14.00	9.06	[2]	0.82		0.82		0.68		196	1,151
12-31-2003[23]	12.50	0.08	[1]	0.53	0.61	—	—	—	—	13.11	4.88	[2,8]	0.83	[9]	0.83	[9]	1.00	[9]	137	574	[8]
SERIES II
12-31-2007	12.88	0.67	[1]	0.76	1.43	(0.86)	—	—	(0.86)	13.45	11.35	[2,3]	1.00	[4,16]	0.99	[16]	5.13		100	911	[5]
12-31-2006	13.45	0.50	[1]	(0.51)	(0.01)	(0.31)	(0.25)	—	(0.56)	12.88	(0.04)[2,3]		1.02	[4,16]	1.02	[16]	3.84		108	989
12-31-2005	13.95	0.29	[1]	(0.13)	0.16	(0.02)	(0.64)	—	(0.66)	13.45	1.21	[2]	1.02		1.02		2.14		145	1,239
12-31-2004	13.10	0.06	[1]	1.07	1.13	(0.06)	(0.22)	—	(0.28)	13.95	8.73	[2]	1.02		1.02		0.50		343	1,151
12-31-2003[23]	12.50	0.06	[1]	0.54	0.60	—	—	—	—	13.10	4.80	[2,8]	1.03	[9]	1.03	[9]	0.67	[9]	142	574	[8]
SERIES NAV
12-31-2007	12.88	0.70	[1]	0.76	1.46	(0.92)	—	—	(0.92)	13.42	11.61	[2,3]	0.75	[4,16]	0.74	[16]	5.38		1,112	911	[5]
12-31-2006	13.45	0.54	[1]	(0.52)	0.02	(0.34)	(0.25)	—	(0.59)	12.88	0.20	[2,3]	0.77	[4,16]	0.77	[16]	4.15		872	989
12-31-2005[23]	13.93	0.31	[1]	(0.05)	0.26	(0.10)	(0.64)	—	(0.74)	13.45	1.95	[2,8]	0.76	[9]	0.76	[9]	2.70	[9]	542	1,239
Short-Term Bond
SERIES NAV
12-31-2007	10.08	0.45	[1]	(0.12)	0.33	(0.93)	—	(0.04)	(0.97)	9.44	3.35	[2,3]	0.60	[4]	0.60		4.55		244	60
12-31-2006	9.98	0.41	[1]	0.03	0.44	(0.34)	—	—	(0.34)	10.08	4.55	[2,3,6]	0.62	[4]	0.62		4.15		297	99
12-31-2005[24]	9.93	0.31	[1]	(0.11)	0.20	(0.15)	—	—	(0.15)	9.98	2.07	[2]	0.72		0.72		3.08		207	36
12-31-2004[11]	10.13	0.30		(0.15)	0.15	(0.30)	—	(0.05)	(0.35)	9.93	1.42	[2]	0.69		0.69		2.96		253	39
12-31-2003[11,25]	10.23	0.37		(0.10)	0.27	(0.35)	— [26]	(0.02)	(0.37)	10.13	2.76	[2]	0.67		0.67		3.68		260	59

43

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Spectrum Income
SERIES NAV
12-31-2007	13.63	0.61	[1]	0.17	0.78		(0.95)	(0.15)		—	(1.10)	13.31	5.88	[2,3]	0.88	[4]	0.86		4.48		1,083		83	[5]
12-31-2006	12.71	0.55	[1]	0.45	1.00		(0.08)	—	[26]	—	(0.08)	13.63	7.90	[2,3]	0.93	[4]	0.92		4.19		867		75
12-31-2005[27]	12.50	0.09	[1]	0.12	0.21		—	—		—	—	12.71	1.68	[3,8]	0.77	[4,9]	0.75	[9]	3.84	[9]	551		21	[8]
Strategic Bond
SERIES I
12-31-2007	12.01	0.66	[1]	(0.66)	—	[26]	(1.10)	—		—	(1.10)	10.91	(0.07)[2,3]		0.79	[4]	0.79		5.71		147		83	[5]
12-31-2006	12.03	0.61	[1]	0.17	0.78		(0.80)	—		—	(0.80)	12.01	6.97	[2,3]	0.80	[4]	0.80		5.26		170		141
12-31-2005	12.05	0.52	[1]	(0.21)	0.31		(0.33)	—		—	(0.33)	12.03	2.70	[2]	0.81		0.81		4.35		188		59
12-31-2004	11.73	0.45	[1]	0.31	0.76		(0.44)	—		—	(0.44)	12.05	6.66	[2]	0.83		0.83		3.88		539		52
12-31-2003	10.89	0.56	[1]	0.82	1.38		(0.54)	—		—	(0.54)	11.73	13.11	[2]	0.86		0.86		4.96		456		80
SERIES II
12-31-2007	12.00	0.64	[1]	(0.67)	(0.03)		(1.06)	—		—	(1.06)	10.91	(0.35)[2,3]		0.99	[4]	0.99		5.51		99		83	[5]
12-31-2006	12.01	0.59	[1]	0.18	0.77		(0.78)	—		—	(0.78)	12.00	6.86	[2,3]	1.00	[4]	1.00		5.07		111		141
12-31-2005	11.98	0.49	[1]	(0.20)	0.29		(0.26)	—		—	(0.26)	12.01	2.44	[2]	1.01		1.01		4.09		114		59
12-31-2004	11.69	0.42	[1]	0.30	0.72		(0.43)	—		—	(0.43)	11.98	6.39	[2]	1.03		1.03		3.63		407		52
12-31-2003	10.88	0.51	[1]	0.85	1.36		(0.55)	—		—	(0.55)	11.69	12.93	[2]	1.06		1.06		4.56		151		80
SERIES NAV
12-31-2007	11.98	0.67	[1]	(0.66)	0.01		(1.11)	—		—	(1.11)	10.88	0.03	[2,3]	0.74	[4]	0.74		5.79		466		83	[5]
12-31-2006	12.00	0.61	[1]	0.18	0.79		(0.81)	—		—	(0.81)	11.98	7.05	[2,3]	0.75	[4]	0.75		5.24		335		141
12-31-2005[18]	12.11	0.46	[1]	(0.20)	0.26		(0.37)	—		—	(0.37)	12.00	2.25	[2,8]	0.74	[9]	0.74	[9]	4.55	[9]	401		59
Strategic Income
SERIES I
12-31-2007	13.24	0.77	[1]	0.01	0.78		(0.29)	—		—	(0.29)	13.73	5.87	[2,3]	0.83	[4]	0.83		5.62		14		80	[5]
12-31-2006	13.15	0.59	[1]	(0.05)	0.54		(0.45)	—	[26]	—	(0.45)	13.24	4.13	[2,3]	0.90	[4]	0.90		4.42		10		125
12-31-2005	13.41	0.45	[1]	(0.17)	0.28		(0.51)	(0.03)		—	(0.54)	13.15	2.13	[2]	1.07		1.07		3.30		11		33
12-31-2004[28]	12.50	0.25	[1]	0.87	1.12		(0.21)	—		—	(0.21)	13.41	8.93	[2,8]	1.24	[9]	1.24	[9]	2.95	[9]	6		24	[8]
SERIES II
12-31-2007	13.27	0.73	[1]	— [26]	0.73		(0.26)	—		—	(0.26)	13.74	5.54	[2,3]	1.03	[4]	1.03		5.37		17		80	[5]
12-31-2006	13.15	0.56	[1]	(0.05)	0.51		(0.39)	—	[26]	—	(0.39)	13.27	3.95	[2,3]	1.10	[4]	1.10		4.22		20		125
12-31-2005	13.41	0.42	[1]	(0.16)	0.26		(0.49)	(0.03)		—	(0.52)	13.15	1.92	[2]	1.27		1.27		3.09		22		33
12-31-2004[28]	12.50	0.23	[1]	0.88	1.11		(0.20)	—		—	(0.20)	13.41	8.87	[2,8]	1.44	[9]	1.44	[9]	2.67	[9]	13		24	[8]
SERIES NAV
12-31-2007	13.23	0.77	[1]	— [26]	0.77		(0.29)	—		—	(0.29)	13.71	5.84	[2,3]	0.78	[4]	0.78		5.65		463		80	[5]
12-31-2006	13.15	0.60	[1]	(0.06)	0.54		(0.46)	—	[26]	—	(0.46)	13.23	4.15	[2,3]	0.80	[4]	0.80		4.56		335		125
12-31-2005[28]	13.33	0.29	[1]	0.07	0.36		(0.51)	(0.03)		—	(0.54)	13.15	2.75	[2,8]	1.03	[9]	1.03	[9]	2.96	[9]	—	[13]	33

44

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Total Return
SERIES I
12-31-2007	13.83	0.64	[1]	0.51	1.15	(1.06)	—	—	(1.06)	13.92	8.57	[2,3]	0.81	[4,15,16]	0.81	[15,16]	4.67		339		196	[5]
12-31-2006	13.81	0.57	[1]	(0.08)	0.49	(0.47)	—	—	(0.47)	13.83	3.67	[2,3]	0.81	[4]	0.81		4.21		368		254
12-31-2005	14.17	0.44	[1]	(0.11)	0.33	(0.34)	(0.35)	—	(0.69)	13.81	2.40	[2]	0.82		0.82		3.18		438		409	[10]
12-31-2004[29]	14.21	0.27	[1]	0.40	0.67	(0.54)	(0.17)	—	(0.71)	14.17	4.96	[2]	0.80		0.80		1.93		903		251
12-31-2003[29]	14.43	0.35	[1]	0.35	0.70	(0.77)	(0.15)	—	(0.92)	14.21	5.02	[2]	0.82		0.82		2.48		1,036		285
SERIES II
12-31-2007	13.79	0.61	[1]	0.51	1.12	(1.01)	—	—	(1.01)	13.90	8.36	[2,3]	1.01	[4,15,16]	1.01	[15,16]	4.47		236		196	[5]
12-31-2006	13.78	0.54	[1]	(0.09)	0.45	(0.44)	—	—	(0.44)	13.79	3.42	[2,3]	1.01	[4]	1.01		4.01		248		254
12-31-2005	14.11	0.41	[1]	(0.10)	0.31	(0.29)	(0.35)	—	(0.64)	13.78	2.25	[2]	1.01		1.01		2.92		286		409	[10]
12-31-2004[29]	14.17	0.23	[1]	0.41	0.64	(0.53)	(0.17)	—	(0.70)	14.11	4.71	[2]	1.00		1.00		1.69		620		251
12-31-2003[29]	14.42	0.31	[1]	0.37	0.68	(0.78)	(0.15)	—	(0.93)	14.17	4.87	[2]	1.02		1.02		2.15		491		285
SERIES NAV
12-31-2007	13.80	0.64	[1]	0.51	1.15	(1.07)	—	—	(1.07)	13.88	8.61	[2,3]	0.76	[4,15,16]	0.76	[15,16]	4.73		1,704		196	[5]
12-31-2006	13.79	0.58	[1]	(0.09)	0.49	(0.48)	—	—	(0.48)	13.80	3.66	[2,3]	0.76	[4]	0.76		4.27		1,319		254
12-31-2005[18]	14.16	0.43	[1]	(0.08)	0.35	(0.37)	(0.35)	—	(0.72)	13.79	2.56	[2,8]	0.76	[9]	0.76	[9]	3.71	[9]	834		409	[10]
U.S. Government Securities
SERIES I
12-31-2007	13.53	0.59	[1]	(0.17)	0.42	(1.12)	—	—	(1.12)	12.83	3.15	[2,3]	0.73	[4]	0.73		4.47		163		108	[5]
12-31-2006	13.64	0.56	[1]	0.01 [20]	0.57	(0.68)	—	—	(0.68)	13.53	4.39	[2,3]	0.75	[4]	0.75		4.20		181		57
12-31-2005	13.93	0.37	[1]	(0.16)	0.21	(0.24)	(0.26)	—	(0.50)	13.64	1.58	[2]	0.74		0.74		2.74		218		26
12-31-2004	14.01	0.24	[1]	0.15	0.39	(0.28)	(0.19)	—	(0.47)	13.93	2.89	[2]	0.74		0.74		1.76		471		77
12-31-2003	14.22	0.21	[1]	0.03	0.24	(0.45)	—	—	(0.45)	14.01	1.73	[2]	0.73		0.73		1.52		525		97
SERIES II
12-31-2007	13.52	0.57	[1]	(0.18)	0.39	(1.07)	—	—	(1.07)	12.84	2.93	[2,3]	0.93	[4]	0.93		4.26		81		108	[5]
12-31-2006	13.63	0.53	[1]	0.01 [20]	0.54	(0.65)	—	—	(0.65)	13.52	4.19	[2,3]	0.95	[4]	0.95		4.00		85		57
12-31-2005	13.88	0.35	[1]	(0.15)	0.20	(0.19)	(0.26)	—	(0.45)	13.63	1.45	[2]	0.94		0.94		2.53		103		26
12-31-2004	13.97	0.21	[1]	0.15	0.36	(0.26)	(0.19)	—	(0.45)	13.88	2.70	[2]	0.94		0.94		1.56		264		77
12-31-2003	14.21	0.18	[1]	0.04	0.22	(0.46)	—	—	(0.46)	13.97	1.59	[2]	0.93		0.93		1.28		208		97
SERIES NAV
12-31-2007	13.49	0.60	[1]	(0.17)	0.43	(1.13)	—	—	(1.13)	12.79	3.25	[2,3]	0.68	[4]	0.68		4.50		102		108	[5]
12-31-2006	13.61	0.57	[1]	— [20,26]	0.57	(0.69)	—	—	(0.69)	13.49	4.39	[2,3]	0.70	[4]	0.70		4.29		116		57
12-31-2005[18]	13.90	0.33	[1]	(0.08)	0.25	(0.28)	(0.26)	—	(0.54)	13.61	1.82	[2,8]	0.67	[9]	0.67	[9]	2.90	[9]	96		26
U.S. High Yield Bond
SERIES I
12-31-2007	13.52	0.96	[1]	(0.58)	0.38	(1.41)	—	—	(1.41)	12.49	2.87	[2,3]	0.83	[4]	0.82		7.27		1		84
12-31-2006	13.01	0.92	[1]	0.28	1.20	(0.69)	—	—	(0.69)	13.52	9.58	[2,3]	0.80	[4]	0.80		7.11		1		118
12-31-2005[14]	12.50	0.61	[1]	(0.10)	0.51	—	—	—	—	13.01	4.08	[8]	0.87	[9]	0.87	[9]	7.35	[9]	—	[13]	134	[8]
SERIES II
12-31-2007	13.52	0.94	[1]	(0.58)	0.36	(1.36)	—	—	(1.36)	12.52	2.69	[2,3]	1.03	[4]	1.02		7.07		2		84
12-31-2006	13.00	0.90	[1]	0.29	1.19	(0.67)	—	—	(0.67)	13.52	9.46	[2,3]	1.04	[4]	1.04		6.94		3		118
12-31-2005[14]	12.50	0.57	[1]	(0.07)	0.50	—	—	—	—	13.00	4.00	[8]	1.06	[9]	1.06	[9]	6.48	[9]	1		134	[8]
SERIES NAV
12-31-2007	13.53	0.97	[1]	(0.58)	0.39	(1.42)	—	—	(1.42)	12.50	2.92	[2,3]	0.78	[4]	0.77		7.33		443		84
12-31-2006	13.02	0.93	[1]	0.27	1.20	(0.69)	—	—	(0.69)	13.53	9.62	[2,3]	0.79	[4]	0.79		7.17		348		118
12-31-2005[14]	12.50	0.51	[1]	0.01	0.52	—	—	—	—	13.02	4.16	[8]	0.83	[9]	0.83	[9]	5.83	[9]	147		134	[8]

45

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

1	Based on the average of the shares outstanding.
2	Assumes dividend reinvestment.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	Does not take into consideration expense reductions during the periods shown.
5	The Portfolio turnover rates including the effect of “TBA” (to be announced) for the period ended were as follows:

Portfolio	12/31/2007	Portfolio	12/31/2007
Active Bond	284%	Spectrum Income	117%
Core Bond	621%	Strategic Bond	463%
Global Bond	877%	Strategic Income	86%
High Yield	75%	Total Return	286%
Real Return Bond	1,017%	U.S. Government Securities	775%

Prior years exclude the effect of TBA transactions.

6	John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.
7	Series I and Series II shares began operations on 4-29-05.
8	Not annualized.
9	Annualized.
10	Excludes merger activity.
11	Audited by previous Independent Registered Public Accounting Firm.
12
Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond Trust. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond Trust.

13	Less than $500,000.
14	Series I, Series II and Series NAV shares began operations on 4-29-05.
15	Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%.
16	Includes interest expense on securities sold short. Excluding interest expense the expense ratios for the periods ended would have been as follows:

Portfolio	12/31/2007		12/31/2006
	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets
Global Bond
Series I	—	—	0.85%	0.85%
Series II	—	—	1.05%	1.05%
Series NAV	—	—	0.80%	0.80%
Real Return Bond
Series I	0.80%	0.79%	0.82%	0.82%
Series II	0.99%	0.99%	1.02%	1.02%
Series NAV	0.75%	0.74%	0.77%	0.77%
Total Return
Series I	0.80%	0.80%	—	—
Series II	1.00%	1.00%	—	—
Series NAV	0.75%	0.75%	—	—

17
As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I and $0.05 for Series II, and the net investment income ratio by 0.51% for Series I and 0.68% for Series II for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of $0.05 for Series I and $0.06 for Series II, and to the net investment income ratio of 0.35% for Series I and 0.41% for Series II for the year ended 12-31-03.

18	Series NAV shares began operations on 2-28-05.
19	Series II and Series NAV shares began operations on 5-1-07 and 4-28-06, respectively.
20
The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

21	Series NAV shares began operations on 5-1-07.
22
Effective 4-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the former VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B.

23	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
24
Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond Trust. Additionally, the accounting and performance history of the former VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond Trust.

25	Certain amounts have been reclassified to permit comparison.
26	Less than $0.01 per share.
27	Series NAV shares began operations on 10-24-05.
28	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
29
As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than ($0.01) for Series I and Series II, and the net investment income ratio by less than (0.01%) for Series I and Series II for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of less than $0.01 for Series I and Series II, and to the net investment income ratio of less than 0.01% for Series I and Series II for the year ended 12-31-03.

46

The accompanying notes are an integral part of the financial statements.

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 7.56%

U.S. Treasury Bonds - 0.19%
4.50% due 02/15/2036 (a)	$235,000	$236,340
4.75% due 02/15/2037	4,386,000	4,592,967

		4,829,307

U.S. Treasury Notes - 7.37%
3.375% due 11/30/2012 (a)	92,283,000	91,973,021
3.625% due 12/31/2012	6,000,000	6,045,000
4.25% due 11/15/2017	60,779,000	61,837,892
4.25% due 11/15/2013 (a)	16,315,000	16,915,343
4.75% due 05/31/2012 to 05/15/2014 (a)	10,170,000	10,772,210

		187,543,466

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $187,000,899)		$192,372,773

U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.11%
Federal Home Loan Bank - 0.21%
5.50% due 08/13/2014	4,955,000	5,340,658

Federal Home Loan Mortgage Corp. - 4.38%
3.913% due 06/01/2034	5,250,859	5,198,291
4.50% due 01/15/2015	3,310,000	3,358,812
5.00% due 04/01/2018 to 07/01/2035	7,368,900	7,307,561
5.154% due 11/01/2035	5,744,481	5,763,100
5.274% due 12/01/2035	5,141,223	5,148,472
5.50% due 08/23/2017 to 03/01/2036	53,341,177	55,409,671
5.616% due 04/01/2037	5,079,870	5,122,759
5.773% due 04/01/2037	3,992,014	4,054,922
5.833% due 11/01/2036	4,089,638	4,134,177
5.828% due 03/01/2037 (b)	8,353,875	8,507,651
5.875% due 03/21/2011	4,049,000	4,319,959
6.00% due 05/01/2037 to 08/01/2037	3,099,140	3,145,662

		111,471,037

Federal National Mortgage
Association - 24.87%
zero coupon due 02/01/2015	1,920,000	1,417,707
3.716% due 07/01/2033 (b)	272,922	274,199
4.375% due 03/15/2013	1,030,000	1,048,390
4.875% due 12/15/2016	3,915,000	4,024,546
4.905% due 08/01/2034	3,815,717	3,799,321
5.00% due 05/01/2018 to 11/01/2036	72,939,594	71,678,175
5.00% TBA **	64,500,000	62,948,001
5.492% due 03/01/2037	6,022,147	6,055,776
5.50% due 03/15/2011 to 07/01/2037	172,118,754	172,506,324
5.50% TBA **	62,790,000	62,711,512
6.00% due 05/01/2035 to 08/01/2037	149,651,422	152,057,692
6.00% TBA **	62,000,000	62,968,812
6.50% due 02/01/2036 to 07/01/2037	23,527,389	24,186,018
6.625% due 09/15/2009 (a)	2,314,000	2,428,647
7.00% due 09/01/2010 to 10/25/2041	4,710,560	4,900,522
7.50% due 09/01/2029 to 08/01/2031	276,771	295,494

		633,301,136
Government National Mortgage
Association - 0.55%
5.00% due 04/15/2035	5,391,608	5,314,363

Active Bond Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
5.50% due 03/15/2035		$5,435,881	$5,477,269
6.00% due 03/15/2033 to 06/15/2033		2,332,432	2,391,220
6.50% due 09/15/2028 to 08/15/2031		474,801	492,595
7.00% due 04/15/2029		137,615	146,010
8.00% due 10/15/2026 to 05/15/2029		146,225	158,168

			13,979,625

The Financing Corp. - 0.10%
9.40% due 02/08/2018		420,000	583,415
10.35% due 08/03/2018		1,400,000	2,068,714

			2,652,129

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $759,673,637)			$766,744,585

FOREIGN GOVERNMENT OBLIGATIONS - 0.68%
Argentina - 0.12%
Republic of Argentina
0.629 due 12/31/2038 (b)	ARS	8,797,621	1,117,158
1.00% due 12/15/2035 (b)		19,532,033	542,556
5.83% due 12/31/2033 (b)		3,617,497	1,320,674

			2,980,388

Canada - 0.01%
Government of Canada
5.50% due 06/01/2010	CAD	270,000	284,239
Chile - 0.05%
Republic of Chile 5.4106% due 01/28/2008 (b)		$1,177,000	1,175,588

Colombia - 0.05%
Republic of Colombia 10.00% due 01/23/2012		1,005,000	1,168,312
11.75% due 03/01/2010	COP	402,000,000	206,535

			1,374,847

Denmark - 0.01%
Kingdom of Denmark
6.00% due 11/15/2009	DKK	1,200,000	242,451

Germany - 0.18%
Federal Republic of Germany
5.25% due 01/04/2011	EUR	1,275,000	1,924,594
5.25% due 01/04/2008		875,000	1,279,377
6.25% due 01/04/2030		725,000	1,290,541

			4,494,512

Japan - 0.08%
Government of Japan
0.90% due 12/22/2008	JPY	29,450,000	264,433
1.50% due 09/20/2014		68,650,000	627,580
1.80% due 03/22/2010		132,350,000	1,210,958

			2,102,971

Mexico - 0.08%
Government of Mexico
8.00% due 12/07/2023	MXN	11,861,100	1,065,557
8.00% due 12/19/2013		8,332,200	763,115

The accompanying notes are an integral part of the financial statements.

47

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Mexico (continued)
Government of Mexico (continued)
9.875% due 02/01/2010		$290,000	$320,885

			2,149,557

Panama - 0.02%
Republic of Panama
8.875% due 09/30/2027		344,000	447,200
9.375% due 07/23/2012		148,000	172,420

			619,620

Peru - 0.01%
Republic of Peru
9.875% due 02/06/2015		148,000	184,112

Philippines - 0.01%
Republic of Philippines
9.125% due 02/22/2010	EUR	148,000	229,972

Sweden - 0.02%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	1,570,000	244,889
5.25% due 03/15/2011		1,720,000	274,523

			519,412

Ukraine - 0.02%
Republic of Ukraine
7.65% due 06/11/2013		$500,000	528,650

United Kingdom - 0.02%
Government of United Kingdom
6.00% due 12/07/2028	GBP	85,000	204,145
8.00% due 12/07/2015		125,000	304,972

			509,117

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $15,708,947)			$17,395,436

CORPORATE BONDS - 33.38%
Advertising - 0.04%
R.H. Donnelley Corp.
8.875% due 10/15/2017 (f)		$1,145,000	1,082,025

Aerospace - 0.12%
BAE Systems 2001 Asset Trust PLC
6.664% due 09/15/2013 (f)		2,014,737	2,075,179
7.156% due 12/15/2011 (f)		861,314	904,671

			2,979,850

Agriculture - 0.11%
Chaoda Modern Agriculture (Holdings), Ltd.
7.75% due 02/08/2010 (f)		1,870,000	1,851,300
Mosaic Company
7.875% due 12/01/2016 (f)		985,000	1,063,800

			2,915,100

Air Travel - 0.33%
Continental Airlines, Inc., Series 00-2
8.307% due 10/02/2019		815,363	810,267
Continental Airlines, Inc., Series 01-1
7.033% due 06/15/2011		193,832	188,138

Active Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Air Travel (continued)
Continental Airlines, Inc., Series 991A
6.545% due 02/02/2019 (a)		$567,349	$570,185
Delta Air Lines, Inc.
6.821% due 08/10/2022 (f)		2,790,000	2,678,400
Delta Air Lines, Inc., Series 02-1
6.417% due 07/02/2012		2,725,000	2,786,313
Northwest Airlines, Inc., Series 07-1
7.027% due 11/01/2019		1,550,000	1,511,250

			8,544,553

Amusement & Theme Parks - 0.03%
HRP Myrtle Beach Operations LLC
9.8944% due 04/01/2012 (b)(f)		705,000	671,512

Apparel & Textiles - 0.03%
Hanesbrands, Inc., Series B
8.2037% due 12/15/2014 (b)		740,000	732,600

Auto Parts - 0.04%
Delphi Corp.
6.197% due 11/15/2033 ^		118,000	41,890
Goodyear Tire & Rubber Company
8.625% due 12/01/2011		985,000	1,026,863

			1,068,753

Auto Services - 0.08%
ERAC USA Finance Company
6.375% due 10/15/2017 (f)		1,600,000	1,545,781
7.95% due 12/15/2009 (f)		510,000	535,192

			2,080,973

Automobiles - 0.20%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008		1,716,000	1,709,393
5.875% due 03/15/2011		1,885,000	1,912,708
General Motors Corp.
7.125% due 07/15/2013		1,775,000	1,539,813

			5,161,914

Banking - 3.84%
Allied Irish Banks PLC
7.50% due 12/29/2049 (b)	EUR	99,000	147,920
BAC Capital Trust XI
6.625% due 05/23/2036		$3,000,000	2,918,652
BAC Capital Trust XIV
5.63% due 12/31/2049 (b)		3,350,000	2,972,824
BAC Capital Trust XV
5.9238% due 06/01/2056 (b)		4,170,000	3,473,301
Banco Mercantil del Norte SA
6.862% due 10/13/2021 (f)		2,395,000	2,356,441
Banco Santander Chile
5.375% due 12/09/2014 (f)		295,000	295,173
5.4963% due 12/09/2009 (b)(f)		912,000	909,720
Bank of America Corp.
5.375% due 09/11/2012		2,890,000	2,944,034
5.75% due 12/01/2017		1,765,000	1,769,049
Bank of Ireland
6.45% due 02/10/2010	EUR	99,000	148,017

The accompanying notes are an integral part of the financial statements.

48

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
BNP Paribas
7.195% due 12/31/2049 (b)(f)	$965,000	$951,403
Chuo Mitsui Trust & Banking Company
5.506% due 12/29/2049 (b)(f)	3,085,000	2,836,627
Comerica Capital Trust II
6.576% due 02/20/2037 (b)	4,000,000	3,195,064
DBS Bank, Ltd.
7.125% due 05/15/2011 (f)	450,000	477,248
Deutsche Bank AG
6.00% due 09/01/2017	2,350,000	2,436,887
HBOS PLC
5.375% due 12/29/2049 (b)(f)	1,128,000	1,028,308
6.413% due 09/29/2049 (b)(f)	2,255,000	1,834,792
HSBC Holdings PLC
6.50% due 09/15/2037	3,400,000	3,295,379
ICICI Bank, Ltd.
5.7875% due 01/12/2010 (b)(f)	885,000	873,584
6.625% due 10/03/2012 (f)	6,200,000	6,143,648
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)	265,000	261,717
Kazkommerts International BV
8.50% due 04/16/2013	350,000	313,495
Landsbanki Islands HF
5.73% due 08/25/2009 (b)(f)	2,730,000	2,725,394
6.10% due 08/25/2011 (f)	1,635,000	1,611,389
7.431% due 12/31/2049 (b)(f)	3,485,000	3,344,600
Lloyds TSB Group PLC
6.267% due 12/31/2049 (b)(f)	3,950,000	3,583,401
MBNA America Bank
5.375% due 01/15/2008	875,000	875,143
Rabobank Capital Funding II
5.26% due 12/29/2049 (b)(f)	4,115,000	3,833,863
RBS Capital Trust IV
5.63% due 09/29/2049 (b)	897,000	865,409
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)	3,060,000	3,157,109
Royal Bank of Scotland Group PLC, MTN
7.64% due 03/31/2049	1,400,000	1,439,330
Shinhan Bank
6.819% due 09/20/2036 (b)	2,670,000	2,435,152
Silicon Valley Bank
6.05% due 06/01/2017	2,185,000	2,222,457
Societe Generale
5.922% due 12/31/2049 (f)	1,600,000	1,480,563
Standard Chartered PLC
6.40% due 09/26/2017 (f)	800,000	831,801
6.409% due 01/30/2017 (b)(f)	5,000,000	4,528,515
7.014% due 12/30/2049 (b)(f)	1,800,000	1,704,303
SunTrust Capital VIII
6.10% due 12/01/2066 (b)	4,120,000	3,428,751
TuranAlem Finance BV
7.875% due 06/02/2010	638,000	595,139
8.50% due 02/10/2015 (f)	600,000	526,500
USB Capital IX
6.189% due 04/15/2049 (b)	2,480,000	2,244,432

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
Wachovia Bank NA, BKNT
6.00% due 11/15/2017	$2,040,000	$2,053,631
6.60% due 01/15/2038	6,360,000	6,391,927
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	4,220,000	3,770,781
Washington Mutual Bank FA
5.8925% due 01/15/2015 (b)	1,070,000	882,105
Washington Mutual Preferred Funding Delaware
6.534% due 03/29/2049 (b)(f)	1,000,000	617,430
Wells Fargo & Company
3.50% due 04/04/2008	981,000	976,929

		97,709,337
Broadcasting - 0.41%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	736,000	756,016
News America Holdings, Inc.
6.75% due 01/09/2038	108,000	117,851
7.75% due 12/01/2045	491,000	532,520
8.25% due 08/10/2018	2,035,000	2,377,902
News America, Inc.
6.65% due 11/15/2037 (f)	1,735,000	1,789,611
Viacom, Inc.
6.625% due 05/15/2011	3,115,000	3,230,968
XM Satellite Radio, Inc.
9.75% due 05/01/2014	1,595,000	1,543,163

		10,348,031
Building Materials & Construction - 0.08%
Masco Corp.
6.125% due 10/03/2016	2,000,000	1,972,588

Buildings - 0.20%
Centex Corp.
5.125% due 10/01/2013	5,000,000	4,237,890
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)	835,000	870,308

		5,108,198
Business Services - 0.18%
Electronic Data Systems Corp.
7.125% due 10/15/2009	148,000	152,784
Minerva Overseas, Ltd.
9.50% due 02/01/2017 (f)	2,320,000	2,221,400
Xerox Corp.
6.75% due 02/01/2017	2,230,000	2,324,374

		4,698,558
Cable & Television - 0.98%
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	1,455,000	1,425,900
Comcast Corp.
5.90% due 03/15/2016	1,000,000	1,006,091
Cox Communications, Inc.
4.625% due 01/15/2010	1,103,000	1,094,443
5.45% due 12/15/2014	922,000	903,590
6.75% due 03/15/2011	491,000	515,086
7.75% due 11/01/2010	368,000	392,525

The accompanying notes are an integral part of the financial statements.

49

John Hancock Trust

Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Quebecor Media, Inc.
7.75% due 03/15/2016 (f)	$330,000	$316,800
Rogers Cable, Inc.
6.75% due 03/15/2015	1,545,000	1,625,184
Shaw Communications, Inc.
8.25% due 04/11/2010	1,605,000	1,683,244
TCI Communications, Inc.
9.80% due 02/01/2012	1,585,000	1,830,750
Time Warner Companies, Inc.
7.57% due 02/01/2024	1,716,000	1,861,086
Time Warner Entertainment Company LP
8.375% due 07/15/2033	1,520,000	1,831,004
8.375% due 03/15/2023	1,675,000	1,972,974
Time Warner, Inc.
6.75% due 04/15/2011	3,115,000	3,244,388
7.625% due 04/15/2031	451,000	499,086
Viacom, Inc.
6.25% due 04/30/2016	1,570,000	1,579,531
6.875% due 04/30/2036	3,305,000	3,314,009

		25,095,691
Cellular Communications - 0.47%
America Movil SAB de CV
5.75% due 01/15/2015	1,540,000	1,536,974
American Tower Corp.
7.50% due 05/01/2012	638,000	657,140
AT&T Broadband Corp.
8.375% due 03/15/2013	1,365,000	1,531,370
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	573,000	620,539
8.125% due 05/01/2012	1,220,000	1,356,541
8.75% due 03/01/2031	471,000	610,408
Nextel Communications, Inc.
6.875% due 10/31/2013	2,260,000	2,226,376
Rogers Wireless, Inc.
9.625% due 05/01/2011	422,000	480,376
Rural Cellular Corp.
10.6613% due 11/01/2012 (b)	310,000	316,200
SK Telecom Comapny, Ltd.
6.625% due 07/20/2027 (f)	2,490,000	2,637,393

		11,973,317
Chemicals - 0.23%
American Pacific Corp.
9.00% due 02/01/2015	2,060,000	2,065,150
Cytec Industries, Inc.
6.75% due 03/15/2008	677,000	679,080
ICI Wilmington, Inc.
4.375% due 12/01/2008	912,000	910,744
Nova Chemicals, Ltd.
7.875% due 09/15/2025	1,470,000	1,315,650
Sterling Chemicals, Inc.
10.25% due 04/01/2015 (f)	820,000	818,975

		5,789,599

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Computers & Business Equipment - 0.10%
Cisco Systems, Inc.
5.50% due 02/22/2016	$2,490,000	$2,532,255

Containers & Glass - 0.14%
BWAY Corp.
10.00% due 10/15/2010	2,225,000	2,202,750
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	800,000	773,000
US Corrugated, Inc.
10.00% due 06/12/2013	570,000	524,400

		3,500,150
Crude Petroleum & Natural Gas - 0.18%
Hess Corp.
7.30% due 08/15/2031	601,000	675,086
Premcor Refining Group, Inc.
7.50% due 06/15/2015	206,000	213,348
Transocean, Inc.
6.00% due 03/15/2018	3,735,000	3,762,770

		4,651,204
Diversified Financial Services - 0.02%
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (f)	417,000	404,397

Domestic Oil - 0.05%
Devon Financing Corp., ULC
6.875% due 09/30/2011	295,000	315,913
Marathon Oil Corp.
6.00% due 10/01/2017	880,000	898,963

		1,214,876
Drugs & Health Care - 0.09%
Allegiance Corp.
7.00% due 10/15/2026	255,000	262,794
Covidien International Finance SA
6.00% due 10/15/2017 (f)	1,370,000	1,417,586
Wyeth
4.375% due 03/01/2008	540,000	539,621

		2,220,001
Electrical Utilities - 2.67%
AES Eastern Energy LP, Series 99-A
9.00% due 01/02/2017	3,071,987	3,325,426
AES Gener SA
7.50% due 03/25/2014	906,000	956,193
American Electric Power Company, Inc.
5.25% due 06/01/2015	540,000	524,373
Appalachian Power Company
5.80% due 10/01/2035	1,961,000	1,771,028
Arizona Public Service Company
5.50% due 09/01/2035	1,118,000	954,718
BVPS II Funding Corp.
8.89% due 06/01/2017	969,000	1,098,744
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	535,000	584,885
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	1,765,000	1,937,947
Constellation Energy Group
7.60% due 04/01/2032	1,850,000	2,081,182

The accompanying notes are an integral part of the financial statements.

50

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Dominion Resources, Inc.
5.70% due 09/17/2012	$368,000	$377,887
6.30% due 09/30/2066 (b)	3,200,000	3,111,782
7.50% due 06/30/2066 (b)	1,680,000	1,660,955
Electricidad De Caracas Finance BV
10.25% due 10/15/2014 (f)	200,000	216,000
Empresa Nacional De Electricidad
8.50% due 04/01/2009	412,000	430,697
Enel Finance International SA
6.25% due 09/15/2017 (f)	4,430,000	4,482,779
Enersis SA
7.375% due 01/15/2014	633,000	677,670
Entergy Louisiana LLC
8.09% due 01/02/2017	3,591,095	3,592,496
FirstEnergy Corp.
6.45% due 11/15/2011	481,000	496,688
7.375% due 11/15/2031	1,299,000	1,425,312
Funding Corp.
9.00% due 06/01/2017	4,249,000	4,786,583
HQI Transelec Chile SA
7.875% due 04/15/2011	1,705,000	1,840,783
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	1,655,000	1,729,475
Jersey Central Power & Light Company, Series WI
6.40% due 05/15/2036	2,000,000	1,945,802
Monterrey Power SA de CV
9.625% due 11/15/2009 (f)	1,398,595	1,493,000
National Grid PLC
6.30% due 08/01/2016	2,515,000	2,567,558
Nevada Power Company
5.875% due 01/15/2015	1,785,000	1,773,922
6.65% due 04/01/2036	2,330,000	2,358,897
Pacific Gas & Electric Company
4.20% due 03/01/2011	2,329,000	2,291,783
4.80% due 03/01/2014	598,000	581,383
6.05% due 03/01/2034	2,636,000	2,631,619
PNPP II Funding Corp.
9.12% due 05/30/2016	832,000	981,802
PSEG Power LLC
5.00% due 04/01/2014	736,000	705,317
8.625% due 04/15/2031	736,000	905,577
Scottish Power PLC
4.91% due 03/15/2010	1,265,000	1,259,244
Tampa Electric Company
6.55% due 05/15/2036	2,000,000	2,056,904
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (f)	1,415,000	1,436,334
6.50% due 10/27/2036 (f)	2,845,000	2,740,179
TXU Corp., Series R
6.55% due 11/15/2034	2,670,000	1,932,300
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011 (f)	344,000	348,200
Virginia Electric and Power Company
6.00% due 01/15/2036	2,000,000	1,956,962

		68,030,386

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electronics - 0.03%
Jabil Circuit, Inc.
5.875% due 07/15/2010	$853,000	$863,185

Energy - 0.34%
Duke Capital LLC
6.75% due 02/15/2032	589,000	588,071
Enterprise Products Operating LP
4.95% due 06/01/2010	535,000	535,356
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015	574,000	548,298
6.875% due 03/01/2033	471,000	492,082
GS Caltex Corp.
5.50% due 08/25/2014 (f)	471,000	459,119
Nexen, Inc.
5.875% due 03/10/2035	598,000	563,442
Progress Energy, Inc.
5.625% due 01/15/2016	2,000,000	1,998,806
Salton Sea Funding Corp., Series E
8.30% due 05/30/2011	976,303	1,084,097
Salton Sea Funding Corp., Series F
7.475% due 11/30/2018	1,704,448	1,891,290
Sempra Energy
4.75% due 05/15/2009	437,000	436,320

		8,596,881

Financial Services - 6.31%
Allied Capital Corp.
6.625% due 07/15/2011	1,450,000	1,458,768
American Express Bank FSB, BKNT
6.00% due 09/13/2017	3,085,000	3,102,193
American Express Company
6.15% due 08/28/2017	2,000,000	2,052,548
American General Finance Corp.
6.90% due 12/15/2017	3,595,000	3,598,595
Ameriprise Financial, Inc.
5.65% due 11/15/2015	3,500,000	3,479,269
Aries Vermogensverwaltung GmbH
9.60% due 10/25/2014	750,000	965,250
Astoria Depositor Corp.
8.144% due 05/01/2021 (f)	3,380,000	3,430,700
AXA Financial, Inc.
7.75% due 08/01/2010	533,000	572,362
Bear Stearns Companies, Inc.
5.55% due 01/22/2017	1,920,000	1,720,729
5.70% due 11/15/2014	981,000	930,280
Bosphorus Financial Services, Ltd.
6.6687% due 02/15/2012 (b)(f)	2,135,000	2,114,141
Caterpillar Financial Services Corp.
4.50% due 06/15/2009	520,000	520,189
CIT Group Funding Company of Canada
4.65% due 07/01/2010	1,550,000	1,474,083
CIT Group, Inc.
5.00% due 02/13/2014	960,000	845,130
5.2562% due 06/08/2009 (b)	4,650,000	4,350,791
5.65% due 02/13/2017	620,000	544,261
6.10% due 03/15/2067 (b)	2,000,000	1,452,198

The accompanying notes are an integral part of the financial statements.

51

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Citigroup, Inc.
5.00% due 09/15/2014	$912,000	$868,994
5.625% due 08/27/2012	981,000	993,734
CNOOC Finance 2003, Ltd.
5.50% due 05/21/2033 (f)	545,000	516,321
Cosan Finance, Ltd.
7.00% due 02/01/2017 (f)	1,035,000	970,312
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	443,000	442,960
6.50% due 01/15/2012	491,000	517,615
Dresdner Bank-New York
7.25% due 09/15/2015	589,000	626,032
E*Trade Financial Corp.
7.375% due 09/15/2013	1,440,000	1,108,800
ERP Operating LP
4.75% due 06/15/2009	687,000	677,803
ESI Tractebel Acquisition Corp., Series B
7.99% due 12/30/2011	1,943,000	1,963,170
Ford Motor Credit Company
9.875% due 08/10/2011	995,000	941,099
Ford Motor Credit Company LLC
9.75% due 09/15/2010	2,683,000	2,560,124
Fund American Companies, Inc.
5.875% due 05/15/2013	709,000	710,530
General Electric Capital Corp.
5.45% due 01/15/2013	3,064,000	3,157,970
6.375% due 11/15/2067 (b)	2,570,000	2,653,479
GMAC LLC
6.00% due 12/15/2011	1,575,000	1,320,921
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	3,495,000	3,111,686
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	2,383,000	2,340,940
5.25% due 04/01/2013	1,226,000	1,230,890
6.25% due 09/01/2017	2,445,000	2,543,533
6.75% due 10/01/2037	945,000	937,944
Household Finance Corp.
6.40% due 06/17/2008	1,838,000	1,846,572
HSBC Finance Corp.
4.625% due 01/15/2008	687,000	686,888
5.00% due 06/30/2015	2,507,000	2,390,973
HSBC USA, Inc.
4.625% due 04/01/2014	2,350,000	2,251,984
Huntington Capital III
6.65% due 05/15/2037 (b)	1,985,000	1,695,492
HVB Funding Trust III
9.00% due 10/22/2031 (f)	500,000	564,483
International Lease Finance Corp.
3.50% due 04/01/2009	677,000	665,421
4.55% due 10/15/2009	393,000	390,149
4.75% due 07/01/2009	1,530,000	1,519,801
5.00% due 04/15/2010	549,000	547,375
5.875% due 05/01/2013	785,000	797,997
International Lease Finance Corp., Series P
5.6425% due 01/15/2010 (b)	652,000	651,682

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Jefferies Group, Inc.
6.45% due 06/08/2027	$1,090,000	$1,012,622
John Deere Capital Corp., Series D
4.125% due 01/15/2010	1,961,000	1,957,604
JP Morgan Chase & Company
6.75% due 02/01/2011	922,000	968,094
JP Morgan Chase Bank NA, BKNT
6.00% due 10/01/2017	4,640,000	4,718,977
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	4,045,000	3,649,747
JP Morgan Chase Capital XXIII
5.8688% due 05/15/2047 (b)	4,175,000	3,254,939
Kaupthing Bank HF
5.9425% due 01/15/2010 (b)(f)	2,000,000	1,993,318
Lehman Brothers Holdings, Inc.
4.25% due 01/27/2010	4,245,000	4,171,167
5.75% due 01/03/2017	1,715,000	1,647,506
6.50% due 07/19/2017	8,050,000	8,145,449
6.875% due 07/17/2037	2,595,000	2,537,093
Lehman Brothers Holdings, Inc., MTN
6.20% due 09/26/2014	2,000,000	2,036,936
MBNA Capital, Series B
5.7112% due 02/01/2027 (b)	1,157,000	1,017,605
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017	2,780,000	2,824,363
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049	2,515,000	2,541,257
Mizuho JGB Investment LLC
9.87% due 06/30/2049 (b)(f)	1,740,000	1,755,890
Morgan Stanley
4.25% due 05/15/2010	1,633,000	1,607,605
Nelnet, Inc.
7.40% due 09/29/2036 (b)	2,290,000	2,199,982
NiSource Finance Corp.
6.15% due 03/01/2013	977,000	1,007,164
6.40% due 03/15/2018	1,000,000	997,751
7.875% due 11/15/2010	814,000	863,507
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	1,451,000	1,001,190
Osiris Capital PLC, Series C
8.0925% due 01/15/2010 (b)(f)	4,805,000	4,811,050
Osiris Capital PLC, Series D
10.2425% due 01/15/2010 (b)(f)	1,875,000	1,889,106
Popular North America, Inc.
4.70% due 06/30/2009	598,000	592,107
QBE Capital Funding II LP
6.797% due 06/01/2049 (f)	2,315,000	2,216,768
Reliastar Financial Corp.
6.50% due 11/15/2008	716,000	722,892
SB Treasury Company LLC
9.40% due 12/29/2049 (b)(f)	340,000	346,695
Schwab Capital Trust I
7.50% due 11/15/2037 (b)	1,890,000	1,898,883
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)(f)	2,100,000	1,894,731

The accompanying notes are an integral part of the financial statements.

52

John Hancock Trust

Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
SLM Corp.
4.50% due 07/26/2010	$1,895,000	$1,738,090
SMFG Preferred Capital
6.078% due 01/25/2017 (b)(f)	2,000,000	1,842,440
Sovereign Capital Trust VI
7.908% due 06/13/2036	1,650,000	1,594,976
Teco Finance, Inc.
6.572% due 11/01/2017 (f)	792,000	805,306
7.00% due 05/01/2012 (f)	1,143,000	1,205,522
Textron Financial Corp.
6.00% due 02/15/2067 (b)(f)	3,000,000	2,718,552
Ucar Finance, Inc.
10.25% due 02/15/2012	1,114,000	1,148,812
Vita Capital III, Ltd., Series B-I
6.3306% due 01/01/2011 (b)(f)	4,280,000	4,224,278
Waddell & Reed Financial, Inc.
5.60% due 01/15/2011	1,600,000	1,673,634
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010 (f)	721,000	703,470

		160,752,239
Food & Beverages - 0.49%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, step up to 11.50% on 11/01/2008 due 11/01/2011	2,150,000	2,010,250
General Mills, Inc.
5.70% due 02/15/2017	1,215,000	1,199,650
Kellogg Company
5.125% due 12/03/2012	2,905,000	2,929,326
Kellogg Company, Series B
6.60% due 04/01/2011	481,000	509,697
Kraft Foods, Inc.
5.625% due 11/01/2011	966,000	987,903
Nabisco, Inc.
7.55% due 06/15/2015	1,471,000	1,608,922
Smithfield Foods, Inc.
7.00% due 08/01/2011	897,000	883,545
Tesco PLC
6.15% due 11/15/2037 (f)	2,400,000	2,344,654

		12,473,947
Gas & Pipeline Utilities - 1.10%
Buckeye Partners LP
5.125% due 07/01/2017	1,150,000	1,081,573
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	2,010,000	1,999,950
Energy Transfer Partners LP
6.625% due 10/15/2036	1,000,000	958,447
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	402,000	363,900
7.30% due 08/15/2033	603,000	641,564
KN Capital Trust I, Series B
8.56% due 04/15/2027	1,545,000	1,452,300
MarkWest Energy Partners LP, Series B
8.50% due 07/15/2016	1,770,000	1,778,850
Michigan Consolidated Gas Company
5.70% due 03/15/2033	736,000	694,493

Active Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
NGPL Pipeco LLC
7.119% due 12/15/2017 (f)		$2,020,000	$2,071,203
ONEOK Partners LP
6.65% due 10/01/2036		2,935,000	2,967,813
6.85% due 10/15/2037		1,325,000	1,374,472
Southern Union Company
7.20% due 11/01/2066 (b)		4,880,000	4,799,870
TEPPCO Partners LP
7.00% due 06/01/2067 (b)		6,230,000	5,691,398
Texas Eastern Transmission LP
6.00% due 09/15/2017 (f)		2,110,000	2,150,955

			28,026,788
Gold - 0.04%
New Gold, Inc.
10.00% due 06/28/2017	CAD	1,350,000	1,094,280

Healthcare Products - 0.02%
Bausch & Lomb, Inc.
9.875% due 11/01/2015 (f)		$615,000	624,225

Healthcare Services - 0.76%
Aetna, Inc.
6.75% due 12/15/2037		5,605,000	5,590,971
Alliance Imaging, Inc.
7.25% due 12/15/2012 (f)		650,000	617,500
Coventry Health Care, Inc.
5.875% due 01/15/2012		1,270,000	1,291,102
6.30% due 08/15/2014		3,835,000	3,924,931
UnitedHealth Group, Inc.
5.375% due 03/15/2016		1,130,000	1,107,559
5.50% due 11/15/2012 (f)		1,155,000	1,172,132
5.80% due 03/15/2036		540,000	493,956
6.625% due 11/15/2037 (f)		3,080,000	3,126,108
WellPoint, Inc.
5.00% due 12/15/2014		417,000	399,449
6.375% due 06/15/2037		1,735,000	1,704,393

			19,428,101
Holdings Companies/Conglomerates - 0.29%
General Electric Company
5.00% due 02/01/2013		6,475,000	6,557,382
SPI Electricity & Gas Australia Holdings Party, Ltd.
6.15% due 11/15/2013 (f)		798,000	814,267

			7,371,649
Homebuilders - 0.02%
Pulte Homes, Inc.
6.25% due 02/15/2013		515,000	458,397

Hotels & Restaurants - 0.33%
Dave & Buster’s, Inc.
11.25% due 03/15/2014		660,000	623,700
Marriott International, Inc.
4.625% due 06/15/2012		1,324,000	1,297,366
Starbucks Corp.
6.25% due 08/15/2017		1,915,000	1,987,697
Starwood Hotels & Resorts Worldwide, Inc.
6.25% due 02/15/2013		1,690,000	1,691,026

The accompanying notes are an integral part of the financial statements.

53

John Hancock Trust

Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Hotels & Restaurants (continued)
Yum! Brands, Inc.
6.25% due 03/15/2018	$1,715,000	$1,736,844
6.875% due 11/15/2037	1,000,000	995,364

		8,331,997
Industrial Machinery - 0.12%
Caterpillar, Inc.
7.25% due 09/15/2009	687,000	719,127
Weatherford International, Ltd.
6.50% due 08/01/2036	2,400,000	2,396,746

		3,115,873
Insurance - 4.50%
ACE INA Holdings, Inc.
6.70% due 05/15/2036	3,630,000	3,680,570
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	4,360,000	4,562,670
American International Group, Inc., MTN
5.85% due 01/16/2018	2,720,000	2,737,811
AON Capital Trust A
8.205% due 01/01/2027	2,630,000	2,718,181
Arch Capital Group, Ltd.
7.35% due 05/01/2034	3,000,000	3,254,217
Assurant, Inc.
5.625% due 02/15/2014	461,000	451,122
6.75% due 02/15/2034	3,955,000	3,855,255
Avalon Re, Ltd.
6.928% due 06/06/2008 (b)(f)	1,750,000	1,687,175
8.15% due 06/06/2008 (f)	1,000,000	925,200
AXA SA
6.379% due 12/14/2049 (b)(f)	1,175,000	1,012,616
6.463% due 12/31/2049 (b)(f)	4,065,000	3,660,419
Catlin Insurance Company, Ltd.
7.249% due 12/31/2049 (b)(f)	4,500,000	4,114,355
CNA Financial Corp.
6.00% due 08/15/2011	1,580,000	1,619,162
Endurance Specialty Holdings, Ltd.
7.00% due 07/15/2034	3,600,000	3,467,736
First American Corp.
7.55% due 04/01/2028	1,485,000	1,498,589
Foundation Re II, Ltd.
11.655% due 11/26/2010 (b)(f)	900,000	928,523
Genworth Financial, Inc.
6.15% due 11/15/2066 (b)	1,460,000	1,326,484
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	417,000	402,548
5.50% due 10/15/2016	2,000,000	1,951,384
Horace Mann Educators Corp.
6.85% due 04/15/2016	1,190,000	1,233,127
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (f)	5,037,000	4,595,880
7.50% due 08/15/2036 (f)	11,245,000	10,972,466
7.80% due 03/07/2087 (f)	2,485,000	2,210,450
Lincoln National Corp.
6.05% due 04/20/2067 (b)	2,265,000	2,114,511
6.30% due 10/09/2037	2,605,000	2,533,125
7.00% due 05/17/2066 (b)	5,355,000	5,376,543

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Markel Corp.
6.80% due 02/15/2013	$1,605,000	$1,690,659
Marsh & McLennan Companies, Inc.
5.375% due 07/15/2014	319,000	310,673
Merna Reinsurance, Ltd., Series B
6.58% due 12/31/2010 (b)(f)	2,815,000	2,780,939
MetLife, Inc.
5.70% due 06/15/2035	2,780,000	2,538,560
6.40% due 12/15/2036 (b)	2,000,000	1,832,982
Mystic Re, Ltd.
11.3812% due 12/05/2008 (b)(f)	1,220,000	1,233,298
North Front Pass-Through Trust
5.81% due 12/15/2024 (b)(f)	1,130,000	1,081,203
Ohio Casualty Corp.
7.30% due 06/15/2014	2,115,000	2,268,576
Oil Casualty Insurance, Ltd.
8.00% due 09/15/2034 (f)	5,150,000	5,315,881
PartnerRe Finance
6.44% due 12/01/2066 (b)	2,050,000	1,803,155
Progressive Corp.
6.70% due 06/15/2037 (b)	1,135,000	1,053,699
Prudential Financial, Inc.
4.75% due 04/01/2014	1,343,000	1,280,717
RenaissanceRe Holdings, Ltd.
7.00% due 07/15/2008	1,950,000	1,958,313
StanCorp Financial Group, Inc.
6.90% due 05/29/2067 (b)	3,600,000	3,390,120
Symetra Financial Corp.
6.125% due 04/01/2016 (f)	1,650,000	1,642,964
8.30% due 10/15/2067 (b)(f)	1,550,000	1,525,936
Transatlantic Holdings, Inc.
5.75% due 12/14/2015	3,055,000	3,174,255
Travelers Property Casualty, Inc.
6.375% due 03/15/2033	1,069,000	1,057,370
W.R. Berkley Corp.
6.15% due 08/15/2019	699,000	676,458
White Mountains Re Group, Ltd.
7.506% due 05/29/2049 (b)(f)	3,130,000	2,792,912
XL Capital, Ltd.
5.25% due 09/15/2014	741,000	720,566
XL Capital, Ltd., Series E
6.50% due 12/31/2049 (b)	1,715,000	1,499,529

		114,518,884
International Oil - 0.49%
Delek & Avner-Yam Tethys, Ltd.
5.326% due 08/01/2013 (f)	1,164,918	1,173,236
Husky Energy, Inc.
6.20% due 09/15/2017	4,220,000	4,306,203
Pemex Project Funding Master Trust
6.125% due 08/15/2008	24,000	24,074
6.2906% due 06/15/2010 (b)(f)	897,000	909,558
Ras Laffan Liquefied Natural Gas Company, Ltd.
3.437% due 09/15/2009 (f)	536,604	535,735
Ras Laffan Liquefied Natural Gas Company, Ltd. III
5.838% due 09/30/2027 (f)	1,435,000	1,354,654

The accompanying notes are an integral part of the financial statements.

54

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Talisman Energy, Inc.
6.25% due 02/01/2038	$2,775,000	$2,704,401
Western Oil Sands, Inc.
8.375% due 05/01/2012	1,320,000	1,472,204

		12,480,065
Investment Companies - 0.21%
Allied Capital Corp.
6.00% due 04/01/2012	5,850,000	5,260,806

Leisure Time - 0.94%
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	820,000	763,625
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (f)	1,750,000	1,518,125
Greektown Holdings LLC
10.75% due 12/01/2013 (f)	1,085,000	1,055,162
Harrah’s Operating Company, Inc.
5.625% due 06/01/2015	1,450,000	1,058,500
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	1,075,000	1,056,187
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	1,305,000	1,070,100
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,705,000	1,585,650
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (f)	1,740,000	1,748,700
Majestic Star Casino LLC
9.50% due 10/15/2010	1,445,000	1,365,525
Mashantucket Western Pequot Tribe
5.912% due 09/01/2021	805,000	767,906
MGM Mirage, Inc.
6.00% due 10/01/2009	816,000	811,920
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	437,000	437,000
8.00% due 04/01/2012	842,000	854,630
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	1,030,000	968,200
9.75% due 04/01/2010 (a)	1,420,000	1,420,000
Pokagon Gaming Authority
10.375% due 06/15/2014 (f)	755,000	811,625
Seminole Indian Tribe of Florida
6.535% due 10/01/2020 (f)	2,240,000	2,264,618
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015	1,555,000	1,183,744
Turning Stone Resort Casino
9.125% due 09/15/2014 (f)	1,875,000	1,912,500
Waterford Gaming LLC
8.625% due 09/15/2014 (f)	1,258,000	1,258,000

		23,911,717

Liquor - 0.15%
Anheuser-Busch Companies, Inc.
5.75% due 04/01/2036	1,000,000	979,393
6.45% due 09/01/2037	2,000,000	2,167,808
6.50% due 02/01/2043	540,000	578,477

		3,725,678

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Manufacturing - 0.38%
General Electric Company
5.25% due 12/06/2017	$1,715,000	$1,711,340
GRUPO KUO SAB de CV
9.75% due 10/17/2017 (f)	1,645,000	1,624,438
Tyco Electronics Group SA
6.55% due 10/01/2017 (f)	4,065,000	4,181,141
7.125% due 10/01/2037 (f)	2,000,000	2,105,496

		9,622,415
Medical-Hospitals - 0.25%
Alliance Imaging, Inc.
7.25% due 12/15/2012	895,000	850,250
Community Health Systems, Inc.
8.875% due 07/15/2015	2,450,000	2,495,938
Owens & Minor, Inc.
6.35% due 04/15/2016	3,000,000	3,061,512

		6,407,700
Metal & Metal Products - 0.14%
Alcan, Inc.
5.00% due 06/01/2015	339,000	328,397
Blaze Recycling & Metals LLC / Blaze Finance Corp.
10.875% due 07/15/2012 (f)	575,000	529,000
CII Carbon LLC
11.125% due 11/15/2015 (f)	1,745,000	1,718,825
Vedanta Resources PLC
6.625% due 02/22/2010 (f)	935,000	932,663

		3,508,885
Mining - 0.07%
Corporacion Nacional del Cobre
5.50% due 10/15/2013 (f)	481,000	488,347
Drummond Company, Inc.
7.375% due 02/15/2016 (f)	1,015,000	941,413
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	450,000	482,625

		1,912,385
Paper - 0.16%
International Paper Company
5.85% due 10/30/2012	524,000	532,737
Plum Creek Timberlands LP
5.875% due 11/15/2015	1,695,000	1,671,209
Verso Paper, Inc., Series B
9.125% due 08/01/2014	1,745,000	1,762,450

		3,966,396
Petroleum Services - 0.69%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	1,150,000	1,098,250
Anadarko Petroleum Corp.
3.25% due 05/01/2008	3,250,000	3,228,342
EnCana Corp.
5.90% due 12/01/2017	1,705,000	1,744,172
Enterprise Products Operating LP
7.034% due 01/15/2068 (b)	2,005,000	1,817,422
8.375% due 08/01/2066 (b)	3,700,000	3,788,212
McMoRan Exploration Company
11.875% due 11/15/2014	1,200,000	1,204,500

The accompanying notes are an integral part of the financial statements.

55

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Petroleum Services (continued)
Premcor Refining Group, Inc.
6.75% due 05/01/2014	$2,100,000	$2,158,378
Valero Logistics Operations LP
6.05% due 03/15/2013	2,392,000	2,445,074

		17,484,350
Pharmaceuticals - 0.68%
Abbott Laboratories
5.60% due 11/30/2017	2,305,000	2,368,205
5.875% due 05/15/2016	2,330,000	2,433,799
AstraZeneca PLC
5.90% due 09/15/2017	2,110,000	2,215,616
Hospira, Inc.
5.90% due 06/15/2014	412,000	421,333
Schering Plough Corp.
5.55% due 12/01/2013	937,000	948,037
6.00% due 09/15/2017	5,500,000	5,698,171
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	1,680,000	1,660,158
6.15% due 02/01/2036	1,680,000	1,668,349

		17,413,668
Publishing - 0.04%
Idearc, Inc.
8.00% due 11/15/2016	1,235,000	1,133,113

Real Estate - 1.51%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	785,000	788,450
Camden Property Trust, REIT
5.00% due 06/15/2015	804,000	738,348
Colonial Properties Trust, REIT
6.25% due 06/15/2014	554,000	544,046
Colonial Realty LP
5.50% due 10/01/2015	569,000	516,047
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	1,103,000	1,074,243
Health Care Property Investors, Inc., MTN, REIT
4.875% due 09/15/2010	1,471,000	1,460,488
5.625% due 02/28/2013	2,480,000	2,417,412
Health Care Property Investors, Inc., REIT
6.30% due 09/15/2016	1,040,000	1,014,894
Health Care, Inc., REIT
6.00% due 11/15/2013	755,000	747,599
6.20% due 06/01/2016	3,380,000	3,221,012
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	1,875,000	2,047,089
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	3,028,000	3,116,384
HRPT Properties Trust
6.65% due 01/15/2018	995,000	963,045
Nationwide Health Properties, Inc., REIT
6.50% due 07/15/2011	1,535,000	1,603,016
Realty Income Corp.
5.95% due 09/15/2016	3,030,000	2,973,360
Rouse Company LP, REIT
6.75% due 05/01/2013 (f)	1,685,000	1,565,267

Active Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Real Estate (continued)
Rouse Company, REIT
3.625% due 03/15/2009		$2,800,000	$2,667,722
5.375% due 11/26/2013		456,000	393,823
Shimao Property Holdings, Ltd.
8.00% due 12/01/2016 (f)		1,490,000	1,344,725
Simon Property Group LP, REIT
5.75% due 12/01/2015		1,500,000	1,456,881
5.875% due 03/01/2017		2,520,000	2,415,667
6.10% due 05/01/2016		1,000,000	988,360
USB Realty Corp.
6.091% due 12/22/2049 (b)(f)		2,600,000	2,309,936
Vornado Realty LP
5.60% due 02/15/2011		2,000,000	2,001,816

			38,369,630
Retail - 0.44%
CVS Caremark Corp.
5.75% due 06/01/2017		2,030,000	2,043,065
6.302% due 06/01/2037 (b)		3,465,000	3,349,068
Kohl’s Corp.
6.25% due 12/15/2017		2,000,000	2,009,482
Safeway, Inc.
6.35% due 08/15/2017		1,820,000	1,896,924
Target Corp.
6.50% due 10/15/2037		1,800,000	1,809,182

			11,107,721
Sanitary Services - 0.03%
Waste Management, Inc.
7.75% due 05/15/2032		625,000	708,953
Semiconductors - 0.05%
Freescale Semiconductor, Inc.
10.125% due 12/15/2016		1,595,000	1,315,875
Software - 0.06%
Fiserv, Inc.
6.80% due 11/20/2017		1,600,000	1,646,520
Steel - 0.17%
United States Steel Corp.
7.00% due 02/01/2018		2,000,000	1,986,624
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016		2,375,000	2,327,500

			4,314,124
Telecommunications Equipment &
Services - 0.68%
Axtel SAB de CV
7.625% due 02/01/2017 (f)		1,770,000	1,770,000
Citizens Communications Company
6.25% due 01/15/2013		1,515,000	1,467,656
Deutsche Telekom International Finance BV
6.625% due 07/11/2011	EUR	99,000	150,491
8.00% due 06/15/2010		$1,098,000	1,172,216
8.25% due 06/15/2030		1,358,000	1,694,447
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)		2,010,000	1,839,150
Embarq Corp.
7.082% due 06/01/2016		3,000,000	3,091,143

The accompanying notes are an integral part of the financial statements.

56

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Telecommunications Equipment &
Services (continued)
France Telecom SA
7.75% due 03/01/2011	$996,000	$1,070,526
8.50% due 03/01/2031	1,009,000	1,308,327
SBC Communications, Inc.
4.125% due 09/15/2009	368,000	365,660
5.10% due 09/15/2014	799,000	790,734
5.625% due 06/15/2016	613,000	619,998
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011 (f)	466,000	493,736
West Corp.
11.00% due 10/15/2016	1,615,000	1,602,888

		17,436,972

Telephone - 0.96%
AT&T, Inc.
6.30% due 01/15/2038	2,080,000	2,113,265
6.50% due 09/01/2037	915,000	956,795
6.80% due 05/15/2036	2,055,000	2,223,691
BellSouth Corp.
4.20% due 09/15/2009	613,000	609,351
6.00% due 11/15/2034	2,000,000	1,944,758
British Telecommunications PLC
5.95% due 01/15/2018	1,715,000	1,728,609
Cincinnati Bell, Inc.
8.375% due 01/15/2014 (a)	1,125,000	1,096,875
Qwest Corp.
7.875% due 09/01/2011	1,605,000	1,669,200
Sprint Capital Corp.
6.125% due 11/15/2008	838,000	839,038
6.375% due 05/01/2009	613,000	616,091
6.875% due 11/15/2028	2,150,000	2,038,981
8.375% due 03/15/2012	398,000	431,044
Telecom Italia Capital SA
4.00% due 01/15/2010	3,195,000	3,129,292
4.00% due 11/15/2008	981,000	968,332
7.20% due 07/18/2036	2,885,000	3,180,897
Verizon New York, Inc., Series A
6.875% due 04/01/2012	765,000	811,670

		24,357,889

Tobacco - 0.10%
Alliance One International, Inc.
8.50% due 05/15/2012	845,000	823,875
Altria Group, Inc.
7.00% due 11/04/2013	337,000	376,880
Reynolds American, Inc.
7.25% due 06/01/2013	1,360,000	1,438,518

		2,639,273

Transportation - 0.18%
CMA CGM SA
7.25% due 02/01/2013 (f)	2,610,000	2,505,600
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	1,385,000	1,416,163
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	148,000	150,220

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Transportation (continued)
Overseas Shipholding Group, Inc. (continued)
8.75% due 12/01/2013	$425,000	$449,437

		4,521,420

Utility Service - 0.03%
Public Service Company of New Mexico
4.40% due 09/15/2008	667,000	662,630

TOTAL CORPORATE BONDS (Cost $871,295,975)		$850,050,499

COLLATERALIZED MORTGAGE
OBLIGATIONS - 16.76%
American Home Mortgage Assets, Series 2006-6,
Class XP
2.58% IO due 12/25/2046	48,951,542	2,386,388
American Home Mortgage Investment Trust, Series
2007-1, Class GIOP
2.0784% IO due 05/25/2047	31,594,293	1,895,658
American Home Mortgage Investment Trust,
Series 2004-4, Class 5A
4.44% due 02/25/2045	4,463,420	4,355,281
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (f)	2,850,000	2,825,174
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class A3
4.128% due 07/10/2042	1,602,716	1,589,775
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2042 (b)	2,524,154	2,318,161
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.1807% due 09/10/2047 (b)	3,075,000	3,061,810
Banc of America Commercial Mortgage, Inc.,
Series 2006-2, Class A3
5.712% due 05/10/2045 (b)	5,245,000	5,346,456
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044	4,420,000	4,592,447
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class A3A
5.60% due 08/10/2013	4,215,000	4,259,190
Banc of America Funding Corp., Series 2006-B,
Class 6A1
5.8801% due 03/20/2036 (b)	2,877,054	2,873,365
Banc of America Funding Corp., Series 2006-D,
Class 6B1
5.946% due 05/20/2036 (b)	1,713,568	1,682,858
Banc of America Funding Corp., Series 2007-E,
Class 4A1
5.9162% due 09/20/2037 (b)	2,196,709	2,208,119
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.2875% due 03/15/2022 (b)(f)	4,495,000	4,371,199
Banc of America Large Loan, Series 2006-BIX1,
Class C
5.2075% due 10/15/2019 (b)(f)	5,214,117	5,030,909
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	278,999	278,994

The accompanying notes are an integral part of the financial statements.

57

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Alt-A Trust, Series 2005-3, Class B2
5.3522% due 04/25/2035 (b)	$1,086,966	$1,069,823
Bear Stearns Asset Backed Securities, Inc.,
Series 2003-AC4, Class A
5.00% due 09/25/2033	534,545	523,041
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-AC5, Class A1
5.25% due 10/25/2034	473,318	461,993
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T10, Class A2
4.74% due 03/13/2040	4,554,000	4,512,716
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR5, Class X1
0.2712% IO due 07/11/2042 (b)	33,052,138	635,735
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-T16, Class X1
0.1754% IO due 08/13/2046 (b)(f)	30,847,370	548,290
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	2,347,708	2,128,571
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-BBA7, Class G
5.4675% due 03/15/2019 (b)(f)	2,300,000	2,176,753
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW14, Class D
5.412% due 12/11/2038 (f)	2,245,000	1,785,985
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T24, Class AY
0.4257% IO due 10/12/2041	175,043,124	3,478,720
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83% due 08/15/2038	3,955,000	3,949,761
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
5.075% due 04/25/2036 (b)	2,293,918	2,164,325
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	1,470,381	1,578,397
Chaseflex Trust, Series 2005-2, Class 4A1
5.00% due 06/25/2035	2,569,234	2,553,981
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.723% due 03/15/2049 (b)	3,544,000	3,659,076
Citigroup Mortgage Loan Trust, Inc., Series 2005-1,
Class 2B1
4.857% due 04/25/2035 (b)	1,611,973	1,620,398
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-10, Class 1A5A
5.8334% due 12/25/2035 (b)	2,130,752	2,125,754
Citigroup Mortgage Loan Trust, Inc., Series 2005-5,
Class 2A3
5.00% due 08/25/2035	1,448,664	1,443,685
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class C
5.3996% due 09/15/2020 (b)	1,055,000	1,002,672
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.399% due 07/15/2044 (b)	2,080,000	2,073,934

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	$2,475,141	$2,378,508
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class B
5.2177% due 06/10/2044 (b)	2,450,635	2,336,612
Commercial Mortgage Pass Through Certificates,
Series 2005-FL11, Class AJ
5.2275% due 11/15/2017 (b)(f)	3,000,000	2,930,575
Commercial Mortgage Pass-Through Certificates,
Series 2006-C7, Class A3
5.7064% due 06/10/2046 (b)	3,220,000	3,281,459
Countrywide Alternative Loan Trust, Series
2005-59, Class 2X
2.4284% IO due 11/20/2035	38,673,436	1,353,570
Countrywide Alternative Loan Trust, Series
2006-OA10, Class XPP
1.974% IO due 08/25/2046 (b)	20,079,858	746,720
Countrywide Alternative Loan Trust, Series
2006-OA8, Class X
1.9871% IO due 07/25/2046 (b)	37,498,020	1,429,612
Countrywide Alternative Loan Trust, Series
2007-OA8, Class X
2.00% IO due 08/25/2047 (b)	23,124,143	903,287
Countrywide Alternative Loan Trust, Series
2006-OA3, Class X
2.5715% IO due 05/25/2036 (b)	15,859,981	646,790
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1A2
4.673% due 08/25/2034 (b)	133,325	132,660
Countrywide Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.50% due 05/25/2036	2,502,464	2,459,454
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB2, Class 4A
4.5304% due 07/20/2034 (b)	5,410,302	5,452,973
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 02/25/2018	704,032	695,932
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A2
5.246% due 12/15/2039	6,500,000	6,502,987
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.2575% due 04/15/2021 (b)(f)	4,095,000	4,047,974
Crown Castle Towers LLC, Series 2006-1A, Class F
6.6496% due 11/15/2036 (f)	6,825,000	6,546,212
Crown Castle Towers LLC, Series 2006-1A, Class G
6.7954% due 11/15/2036 (f)	2,775,000	2,631,817
Crown Castle Towers LLC, Series 2005-1A, Class D
5.612% due 06/15/2035 (f)	3,195,000	3,164,935
Crown Castle Towers LLC, Series 2006-1A, Class E
6.0652% due 11/15/2036 (f)	2,730,000	2,752,795
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	72,337	72,236
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	1,702,195	1,735,581

The accompanying notes are an integral part of the financial statements.

58

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	$1,592,913	$1,659,972
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	980,254	1,027,049
CS First Boston Mortgage Securities Corp.,
Series 2003-CPN1, Class A2
4.597% due 03/15/2035	5,125,000	5,056,042
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	539,140	530,781
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.1141% IO due 02/15/2038 (b)(f)	58,473,631	647,005
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	2,881,947	2,708,574
CS First Boston Mortgage Securities Corp.,
Series 2005-TF2A, Class K
6.2275% due 09/15/2020 (b)(f)	1,000,000	955,812
Deutsche Mortgage and Asset Receiving Corp.,
Series 1998-C1, Class C
6.861% due 03/15/2008	867,582	865,819
DSLA Mortgage Loan Trust, Series 2005-AR5,
Class X2
2.467% IO due 08/19/2045	38,726,981	1,258,627
Federal Home Loan Mortgage Corp.,
Series 2003-2640, Class WA
3.50% due 03/15/2033	505,925	492,714
Federal Home Loan Mortgage Corp.,
Series 2005-3019, Class MD
4.75% due 01/15/2031	1,664,142	1,661,781
Federal Home Loan Mortgage Corp., Series 24989,
Class PE
6.00% due 08/15/2032	2,202,666	2,249,188
Federal Home Loan Mortgage Corp., Series 3174,
Class CB
5.50% due 02/15/2031	4,040,000	4,127,086
Federal Home Loan Mortgage Corp., Series 3294,
Class NB
5.50% due 12/15/2029	4,569,000	4,630,684
Federal Home Loan Mortgage Corp., Series 3320,
Class PB
5.50% due 11/15/2031	3,440,000	3,497,633
Federal Home Loan Mortgage Corp.,
Series T-41, Class 3A
7.50% due 07/25/2032	196,316	208,002
Federal National Mortgage Association,
Series 2002-W3, Class A5
7.50% due 01/25/2028	394,346	418,134
Federal National Mortgage Association,
Series 2003-33, Class AC
4.25% due 03/25/2033	1,606,460	1,559,141
Federal National Mortgage Association,
Series 2003-49, Class JE
3.00% due 04/25/2033	1,765,768	1,593,756

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2003-58, Class AD
3.25% due 07/25/2033	$1,006,757	$925,854
Federal National Mortgage Association,
Series 2003-63, Class PE
3.50% due 07/25/2033	836,496	766,195
Federal National Mortgage Association,
Series 2006-64, Class PC
5.50% due 10/25/2034	3,891,000	3,871,666
Federal National Mortgage Association,
Series 2006-67, Class PD
5.50% due 12/25/2034	4,162,000	4,132,358
First Horizon Alternative Mortgage Securities,
Series 2004-AA5, Class B1
5.212% due 11/25/2034 (b)	787,733	771,244
First Horizon Alternative Mortgage Securities,
Series 2006-AA2, Class B1
6.1837% due 05/25/2036 (b)	1,291,448	1,008,556
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	864,324	864,167
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 08/12/2010	468,280	473,385
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A1
6.079% due 10/15/2010	46,512	47,109
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	1,102,786	1,151,093
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	735,191	749,789
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC
0.1091% IO due 06/10/2048 (b)(f)	91,368,012	1,141,954
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	2,171,263	2,053,133
G-Force LLC, Series 2005-RR2, Class A4B
5.422% due 12/27/2039 (f)	2,425,000	1,849,062
Global Signal Trust, Series 2004-2A, Class D
5.093% due 12/15/2014 (f)	1,700,000	1,518,758
Global Signal Trust, Series 2006-1, Class E
6.495% due 02/15/2036 (f)	2,205,000	2,241,603
Global Tower Partners Acquisition Partners LLC,
Series 2007-1A, Class F
7.0496% due 05/15/2037 (f)	725,000	714,010
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C2, Class B
5.3141% due 05/10/2040 (b)	6,983,000	7,085,258
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C1, Class A1
5.785% due 11/15/2039	1,844,794	1,868,479
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 2A1
5.6417% due 03/19/2036 (b)	1,447,083	1,432,244

The accompanying notes are an integral part of the financial statements.

59

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Government National Mortgage Association,
Series 2003-42, Class XA
3.75% due 05/16/2033	$356,652	$335,059
Greenwich Capital Commercial Funding Corp,
Series 2007-GG9, Class C
5.554% due 02/10/2017	1,695,000	1,517,521
Greenwich Capital Commercial Funding Corp,
Series 2007-GG9, Class F
5.633% due 02/10/2017	935,000	771,654
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	1,094,953	1,079,562
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A2
5.117% due 04/10/2037	4,305,000	4,312,312
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class XC
0.1752% IO due 07/10/2039 (b)(f)	102,952,374	1,916,706
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class A2
5.479% due 11/10/2039 (b)	3,295,000	3,327,572
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class X
0.6528% IO due 11/10/2039	58,895,262	2,270,377
GS Mortgage Securities Corp., Series 2006-NIM3,
Class N2
8.112% due 06/25/2046 (f)	1,011,000	1,003,923
GSR Mortgage Loan Trust, Series 2004-9, Class B1
5.2401% due 08/25/2034 (b)	1,893,895	1,911,175
GSR Mortgage Loan Trust, Series 2006-AR1,
Class 3A1
5.3917% due 01/25/2036 (b)	2,723,307	2,691,040
Harborview Mortgage Loan Trust,
Series 2004-7, Class 2A3
6.8142% due 11/19/2034 (b)	983,793	982,654
Harborview Mortgage Loan Trust,
Series 2005-8, Class 1X
2.2936% IO due 09/19/2035 (b)	27,183,344	764,532
Harborview Mortgage Loan Trust,
Series 2007-3, Class ES
0.35% IO due 05/19/2047	73,025,744	559,103
Harborview Mortgage Loan Trust,
Series 2007-4, Class ES
0.3092% IO due 07/19/2047	72,743,071	647,868
Harborview Mortgage Loan Trust,
Series 2007-6, Class ES
0.2925% IO due 11/19/2015 (f)	51,879,939	397,206
Harborview NIM Corp., Series 2007-2A, Class N2
7.87% due 04/25/2037 (f)	1,633,203	1,633,203
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
5.725% due 10/03/2015 (b)(f)	335,000	335,459
Indymac Index Mortgage Loan Trust, Series
2005-AR18, Class 1X
1.973% IO due 10/25/2036	67,717,410	2,116,169
Indymac Index Mortgage Loan Trust, Series
2005-AR18, Class 2X
2.0556% IO due 10/25/2036 (b)	78,688,268	2,545,074

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
IndyMac Index Mortgage Loan Trust,
Series 2004-AR13, Class B1
5.2962% due 01/25/2035	$1,071,000	$1,046,707
IndyMac Index Mortgage Loan Trust,
Series 2005-AR5, Class B1
5.4404% due 05/25/2035 (b)	1,892,907	1,853,289
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1B1
6.4039% due 08/25/2036 (b)	1,656,772	1,514,672
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	2,568,266	2,619,728
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	521,505	516,177
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
5.875% due 04/15/2045 (b)	2,675,000	2,783,237
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class A3B
5.447% due 05/15/2045 (b)	4,530,000	4,540,453
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class X
0.5739% IO due 05/15/2045 (b)	89,378,178	3,265,083
JP Morgan Commercial Mortgage Finance Corp.,
Series 1997-C5, Class D
7.351% due 09/15/2029	1,544,459	1,585,899
JP Morgan Mortgage Trust, Series 2006-A7, Class
2A5
5.8299% due 01/25/2037 (b)	4,657,158	4,702,688
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class A4B
4.996% due 08/15/2042 (b)	2,675,000	2,606,351
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	1,335,000	1,256,482
JPMorgan Mortgage Trust, Series 2005-S2,
Class 2A16
6.50% due 09/25/2035	1,757,272	1,770,037
JPMorgan Mortgage Trust, Series 2005-S3,
Class 2A2
5.50% due 01/25/2021	2,605,195	2,622,292
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	1,470,381	1,558,833
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class XCL
0.184% IO due 03/17/2020 (b)(f)	47,364,550	951,776
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 06/17/2015 (b)(f)	1,264,528	1,148,129
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	2,881,947	2,875,950
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.883% due 06/15/2038 (b)	3,165,000	3,302,916
Lehman XS Trust, Series 2007-10H, Class2A2
7.50% due 07/25/2037	7,325,954	7,545,563

The accompanying notes are an integral part of the financial statements.

60

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Mastr Adjustable Rate Mortgages Trust,
Series 2004-13, Class 2A1
3.8176% due 04/21/2034 (b)	$3,238,756	$3,205,911
Mastr Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
4.5986% due 08/25/2034 (b)	4,268,309	4,265,913
Mastr Adjustable Rate Mortgages Trust,
Series 2005-2, Class 2A1
5.1118% due 03/25/2035 (b)	8,984,293	9,197,279
Mastr Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
4.9909% due 02/25/2036 (b)	9,160,387	8,951,679
Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	1,588,012	1,573,351
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.0593% IO due 08/12/2020 (f)	277,908,424	1,677,483
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XP
0.1381% IO due 07/12/2038 (b)	243,767,627	1,742,280
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class A6
5.2437% due 11/12/2037 (b)	2,855,000	2,845,767
Merrill Lynch Mortgage Trust, Series 2006-C2,
Class X
0.3637% IO due 08/12/2026	77,672,617	1,973,529
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A4
5.9095% due 06/12/2046 (b)	4,565,000	4,764,506
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3, Class A4
5.414% due 07/12/2046 (b)	3,420,000	3,439,232
MLCC Mortgage Investors, Inc., Series 2005-A,
Class A1
5.095% due 02/25/2030 (b)	172,161	168,719
MLCC Mortgage Investors, Inc., Series 2007-3,
Class M1
5.9801% due 09/25/2037 (b)	1,452,948	1,397,462
MLCC Mortgage Investors, Inc., Series 2007-3,
Class M2
5.9801% due 09/25/2037 (b)	546,980	505,177
MLCC Mortgage Investors, Inc., Series 2007-3,
Class M3
5.9801% due 09/25/2037 (b)	353,987	295,344
Morgan Stanley Capital I, Series 2006-IQ12, Class E
5.538% due 12/15/2043 (b)	2,170,000	1,917,003
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.94% due 09/13/2045	1,049,626	1,037,296
Morgan Stanley Capital I, Series 2005-HQ7,
Class A2
5.2036% due 11/14/2042 (b)	2,185,000	2,184,537
Morgan Stanley Capital I, Series 2005-HQ7,
Class A4
5.2036% due 11/14/2042 (b)	2,795,000	2,776,450
Morgan Stanley Capital I, Series 2005-IQ10,
Class A4A
5.23% due 09/15/2042 (b)	4,160,000	4,112,165

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2005-IQ9, Class X1
0.1709% IO due 07/15/2056 (b)(f)	$37,161,147	$1,037,666
Morgan Stanley Capital I, Series 2005-T17, Class X1
0.1271% IO due 12/31/2041 (b)(f)	75,551,744	1,079,060
Morgan Stanley Capital I,
Series 2007-SRR3, Class A
5.04% due 12/20/2049 (b)(f)	3,000,000	2,340,000
Morgan Stanley Capital I,
Series 2007-SRR3, Class B
5.14% due 12/20/2049 (b)(f)	3,000,000	2,100,000
Morgan Stanley Dean Witter Capital I,
Series 2003-HYB1, Class A2
4.30% due 03/25/2033 (b)	6,308,983	6,286,461
Multi Security Asset Trust, Series 2005-RR4A,
Class F
5.88% due 11/28/2035 (b)(f)	580,000	340,975
Provident Funding Mortgage Loan Trust,
Series 2005-1, Class B1
4.3788% due 05/25/2035 (b)	1,764,911	1,515,787
Rali NIM Corp., Series 2006-QO4, Class N1
6.048% due 05/25/2046 (f)	145,929	145,929
Residential Accredit Loans, Inc.,
Series 2005-QA12, Class NB5
5.9606% due 12/25/2035 (b)	2,638,530	2,639,871
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 2A1
6.50% due 07/25/2036	3,604,430	3,612,857
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	597,955	621,733
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	50,887	50,763
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	1,225,318	1,277,657
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (f)	4,670,000	4,366,450
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (f)	755,000	700,715
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035 (f)	3,998,000	3,949,264
SBA CMBS Trust, Series 2005-1A, Class D
6.219% due 11/15/2035 (f)	615,000	601,968
SBA CMBS Trust, Series 2005-1A, Class E
6.706% due 11/15/2035 (f)	545,000	533,557
Sequoia Mortgage Trust, Series 2005-3, Class A1
5.1487% due 04/15/2032 (b)	319,486	315,172
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 6A1
5.2492% due 09/25/2035 (b)	2,487,696	2,488,683
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.5159% due 07/15/2027 (b)(f)	376,181	375,426
Timberstar Trust, Series 2006-1A, Class A
5.668% due 10/15/2036 (f)	4,800,000	4,918,464
Trapeza CDO LLC Series 2007-12A, Class B
5.8031% due 04/06/2042 (b)(f)	3,000,000	2,697,660

The accompanying notes are an integral part of the financial statements.

61

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0751% IO due 03/15/2042 (b)(f)	$47,673,253	$395,059
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class AJ
4.793% due 05/15/2044	1,862,483	1,688,306
WAMU Commercial Mortgage Securities Trust,
Series 2007-SL3, Class A
6.115% due 03/23/2045 (f)	2,603,157	2,676,486
WAMU Mortgage Pass Through Certificates, Series
2007-OA6, Class 1XPP
0.5597% IO due 07/25/2047	88,164,789	1,128,509
WAMU Mortgage Pass Through Certificates,
Series 2007-OA5, Class 1XPP
0.8056% IO due 06/25/2017	164,350,621	2,130,477
WAMU Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A8
4.8346% due 10/25/2035 (b)	5,979,812	5,941,479
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2007-1, Class
B1
6.207% due 02/25/2037 (b)	1,967,502	1,741,643
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-6,
Class 1CB
6.50% due 08/25/2035	1,356,391	1,383,096
Washington Mutual Mortgage Pass Through
Certificates, Series 2007-OA4, Class XPPP
0.7759% IO due 04/25/2047	71,775,007	1,404,824
Washington Mutual Mortgage Pass-Through,
Series 2005-1, Class 6A1
6.50% due 03/25/2035	827,861	808,348
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR15, Class A3
5.66% due 10/25/2036 (b)	4,890,569	4,920,918
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-7, Class 2A2
5.00% due 07/25/2019	1,987,932	1,982,342
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.94% due 10/25/2035 (b)	6,584,870	6,641,214

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $434,409,169)		$426,640,133

ASSET BACKED SECURITIES - 5.33%

Alesco Preferred Funding, Ltd., Series 12A, Class B
5.8425% due 07/15/2037 (b)(f)	1,910,000	1,719,000
Alesco Preferred Funding, Ltd., Series 14A, Class B
5.86% due 09/23/2037 (b)(f)	2,410,000	2,169,000
Alesco Preferred Funding, Ltd.,
Series 15A, Class B1
5.5637% due 12/23/2037 (b)(f)	935,000	841,500
Amresco Residential Securities Mortgage Loan
Trust, Series 1998-1, Class A6
6.51% due 08/25/2027	52,637	52,478
Ansonia CDO, Ltd.
5.812% due 07/28/2046 (f)	6,050,000	4,121,563

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Anthracite, Ltd., Series 2002-2A, Class B
5.488% due 12/24/2037 (b)(f)	$2,400,000	$2,245,440
Anthracite, Ltd., Series 2002-CIBA, Class A
5.3463% due 05/24/2017 (b)(f)	2,823,765	2,654,339
Arbor Realty Mortgage Securities, Series
2006-1A, Class C
5.665% due 12/26/2041 (b)(f)	1,895,000	1,558,202
Arbor Realty Mortgage Securities, Series
2006-1A, Class F
6.115% due 12/26/2041 (b)(f)	3,145,000	2,307,487
Argent Securities, Inc., Series 2004-W1, Class M3
6.315% due 02/25/2034 (b)	1,126,515	946,009
Capital Trust Re CDO, Ltd., Series 2005-1A,
Class C
5.6988% due 03/20/2050 (b)(f)	1,250,000	1,231,641
Capital Trust Re CDO, Ltd., Series 2005-1A, Class E
7.0487% due 03/20/2050 (b)(f)	834,000	542,100
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
5.4187% due 03/20/2050 (b)(f)	1,600,000	1,200,000
Capital Trust Re CDO, Ltd., Series 2005-3A,
Class A1
5.094% due 06/25/2035 (f)	2,929,841	2,860,257
Cedarwoods Credit CDO, Ltd.,
Series 2007-2A, Class B
5.245% due 02/25/2052 (b)(f)	5,000,000	4,350,000
Centex Home Equity, Series 2004-D, Class AF4
4.68% due 06/25/2032	780,000	769,045
Centex Home Equity, Series 2005-A, Class M4
5.665% due 01/25/2035 (b)	875,000	746,766
Contimortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.10% due 08/15/2025	27,869	27,815
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	3,863,263	3,840,474
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036 (b)	5,000,000	4,938,381
Credit-Based Asset Servicing and Securitization,
Series 2006-MH1, Class B1
6.25% due 09/25/2036 (f)	2,560,000	2,394,466
Crest, Ltd., Series 2002-IGA, Class A
5.4606% due 07/28/2017 (b)(f)	7,416,663	7,290,061
Crest, Ltd., Series 2003-1A, Class B1
6.0031% due 05/28/2038 (b)(f)	2,400,000	2,308,440
CW Capital Cobalt I, Series 2005-1A, Class A1
5.31% due 05/25/2045 (b)(f)	862,462	819,477
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031 (f)	10,360,000	9,984,906
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	970,000	979,828
Dillon Read CMBS CDO, Ltd.,Series 2006-1A,
Class A3
5.8406% due 12/05/2046 (f)	4,755,000	1,902,000
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/27/2037 (f)	2,940,000	2,798,557

The accompanying notes are an integral part of the financial statements.

62

John Hancock Trust

Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Equity One ABS, Inc., Series 2004-1, Class M2
5.115% due 04/25/2034	$633,612	$523,108
Equity One ABS, Inc., Series 2004-1, Class M3
5.26% due 04/25/2034	410,104	315,039
Equity One ABS, Inc., Series 2004-2, Class AV2
5.115% due 07/25/2034 (b)	32,123	30,417
Fremont Home Loan Trust, Series 2004-4, Class M7
6.585% due 03/25/2035 (b)	732,531	133,973
GSAA Home Equity Trust, Series 2006-10,
Class AF3
5.9846% due 06/25/2036 (b)	7,000,000	6,764,864
Highland Park CDO, Ltd., Series 2006-1A, Class A2
5.43% due 11/25/2051 (b)(f)	7,570,000	6,810,729
Home Equity Mortgage Trust,
Series 2005-3, Class A1
5.105% due 11/25/2035 (b)	870	870
JER CDO, Series 2006-2A, Class AFL
5.195% due 03/25/2045 (b)(f)	3,700,000	2,812,000
JER CDO, Series 2006-2A, Class FFL
6.365% due 03/25/2045 (b)(f)	2,000,000	800,000
LNR CDO, Ltd., Series 2006-1A, Class BFL
5.35% due 05/28/2043 (b)(f)	3,300,000	1,980,000
Long Beach Mortgage Loan Trust, Series 2002-2,
Class M2
6.665% due 07/25/2032 (b)	1,471,587	707,499
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
5.565% due 02/25/2034 (b)	1,200,000	995,409
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 07/25/2034 (b)	990,000	965,008
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
5.3962% due 12/25/2050 (f)	2,690,000	2,243,191
North Street Referenced Linked Notes, Series
2000-1A, Class C
6.7337% due 07/30/2010 (b)(f)	2,500,000	1,675,000
N-Star Real Estate CDO, Ltd.,
Series 2006-7A, Class C
5.465% due 06/22/2051 (f)	3,000,000	2,193,300
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class E
5.975% due 02/01/2041 (b)(f)	2,360,000	1,882,997
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class G
6.175% due 02/01/2041 (b)(f)	2,360,000	1,787,960
Option One Mortgage Loan Trust, Series 2004-1,
Class M1
5.465% due 01/25/2034 (b)	761,275	712,391
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	5,160,000	5,019,782
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329% due 02/25/2037	4,000,000	3,899,244
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.9817% due 09/25/2035 (b)	3,234,838	3,189,905
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036 (b)	3,700,000	3,674,768

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Prima Capital Ltd., Series 2006-CR1A, Class A1
5.417% due 12/25/2048	$6,632,805	$6,363,347
RAIT Preferred Funding, Ltd., Series 2007-2A,
Class B
5.665% due 06/25/2047 (b)(f)	3,000,000	2,142,540
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF3
4.499% due 07/25/2035	1,818,864	1,791,373
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934% due 07/25/2035	1,870,000	1,707,234
Renaissance Home Equity Loan Trust,
Series 2005-4, Class A2
5.399% due 02/25/2036	456,336	454,737
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	969,332	953,278
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	943,183	932,346
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI4
4.572% due 05/25/2033 (b)	650,000	635,296
Sharps SP I LLC Net Interest Margin Trust, Series
2006-CW4N, Class NB
9.25% due 04/25/2046 (f)	632,823	632,570
Structured Asset Securities Corp.,
Series 2004-16XS, Class A2
4.91% due 08/25/2034	47,422	47,284
Structured Asset Securities Corp.,
Series 2004-19XS, Class A2
4.37% due 10/25/2034	328,639	327,357
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.92% due 03/25/2034	706,127	632,732
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023	252,216	254,071
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 11/25/2028 (b)	2,451,000	2,250,073

TOTAL ASSET BACKED SECURITIES
(Cost $155,794,357)		$135,840,924

SUPRANATIONAL OBLIGATIONS - 0.10%

Honduras - 0.03%
Central American Bank for Economic Integration
6.75% due 04/15/2013 (f)	638,000	696,949

Venezuela - 0.07%
Corporacion Andina de Fomento
5.20% due 05/21/2013	736,000	734,965
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	1,005,000	1,072,359

		1,807,324

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,519,381)		$2,504,273

The accompanying notes are an integral part of the financial statements.

63

John Hancock Trust

Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS - 0.00%

Food & Beverages - 0.00%
R.A.B. Holdings, Inc. *	16	$16

TOTAL COMMON STOCKS (Cost $87,222)		$16

PREFERRED STOCKS - 0.38%

Financial Services - 0.12%
Federal National Mortgage Association	117,565	3,027,299

Food & Beverages - 0.06%
Ocean Spray Cranberries, Inc.	16,800	1,545,076
R.A.B. Holdings, Inc. *	7	1,050

		1,546,126
Mining - 0.13%
Freeport-McMoRan Copper & Gold, Inc.	22,150	3,342,878

Telephone - 0.07%
Telephone & Data Systems, Inc.	80,100	1,667,682

TOTAL PREFERRED STOCKS (Cost $8,582,798)		$9,583,985

TERM LOANS - 0.07%

Leisure Time - 0.03%
East Valley Tourist Development
10.88% due 08/06/2012 (b)	725,000	721,375

Mining - 0.04%
Blue Pearl Mining, Ltd.
9.88% due 11/01/2012 (b)	1,115,272	1,118,060

TOTAL TERM LOANS (Cost $1,833,576)		$1,839,435

WARRANTS - 0.01%

Gold - 0.01%
New Gold, Inc.
(Expiration Date: 06/28/2017, Strike
Price: CAD 15.00) *	135,000	181,924

TOTAL WARRANTS (Cost $265,313)		$181,924

REPURCHASE AGREEMENTS - 0.80%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$20,490,097 on 01/02/2008,
collateralized by $17,630,000
Federal Home Loan Mortgage
Corp., 5.50% due 07/18/2016
(valued at $19,370,963, including
interest) and $1,420,000 Federal
Home Loan Bank, 5.75% due
05/15/2012 (valued at $1,531,825,
including interest)	$20,486,000	$20,486,000

TOTAL REPURCHASE AGREEMENTS
(Cost $20,486,000)		$20,486,000

SHORT TERM INVESTMENTS - 19.44%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$6,400,000	$6,399,644

Active Bond Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
Federal National Mortgage Association Discount
Notes
zero coupon due 01/17/2008	$56,160,000	$56,054,669
zero coupon due 01/14/2008 to
01/17/2008 ***	245,399,000	245,005,973
John Hancock Cash
Investment Trust, 5.1013% (c)(g)	187,607,912	187,607,912

TOTAL SHORT TERM INVESTMENTS
(Cost $495,068,198)		$495,068,198

Total Investments (Active Bond Trust)
(Cost $2,952,725,472) - 114.62%		$2,918,708,181
Liabilities in Excess of Other Assets - (14.62)%		(372,373,508)

TOTAL NET ASSETS - 100.00%		$2,546,334,673

Core Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 9.33%

U.S. Treasury Bonds - 4.42%
4.50% due 02/15/2036	$1,402,000	$1,409,996
4.75% due 02/15/2037	969,000	1,014,725
5.00% due 05/15/2037	1,131,000	1,232,702
5.375% due 02/15/2031	391,000	440,517
6.25% due 08/15/2023	4,374,000	5,236,841
6.25% due 05/15/2030 ***	872,000	1,088,774
6.625% due 02/15/2027	753,000	955,663
8.875% due 02/15/2019	965,000	1,357,106

		12,736,324
U.S. Treasury Notes - 4.91%
3.125% due 11/30/2009	39,000	39,043
3.375% due 11/30/2012	3,140,000	3,129,453
3.625% due 10/31/2009 to 05/15/2013	843,000	850,136
3.875% due 10/31/2012	2,387,000	2,433,807
4.25% due 11/15/2017	1,971,000	2,005,339
4.50% due 05/15/2010	257,000	265,573
4.625% due 07/31/2009	8,000	8,186
4.75% due 08/15/2017 (h)	4,314,000	4,559,022
4.875% due 05/31/2009	831,000	851,516

		14,142,075

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,160,646)		$26,878,399

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.48%

Federal Home Loan Bank - 0.73%
5.46% due 11/27/2015 ***	2,055,087	2,112,550

Federal Home Loan Mortgage Corp. - 11.74%
3.57% due 06/15/2029	42,300	41,693
3.90% due 01/15/2023 ***	749,255	740,113
4.00% due 07/01/2018 to 12/01/2021	6,678,484	6,418,334
4.50% due 05/01/2018 to 08/01/2020	3,811,950	3,751,277
5.00% due 10/01/2014	564,320	573,190

The accompanying notes are an integral part of the financial statements.

64

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount
		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp.
(continued)
5.50% due 01/01/2017 to 10/01/2030	$5,943,341	$6,021,696
5.50% due 11/01/2018 to
01/01/2020 *** (h)	1,653,286	1,677,010
5.535% due 06/01/2037 (b)	755,541	762,656
5.767% due 05/01/2037	544,903	551,783
5.848% due 04/01/2036 (b)	496,827	502,367
5.887% due 01/01/2037 to 04/01/2037 (b)	2,282,497	2,316,732
5.922% due 04/01/2037 (b)	856,228	870,380
6.00% due 08/01/2016 to 11/01/2022	5,285,341	5,407,170
6.009% due 04/01/2037 (b)	677,039	687,594
6.135% due 01/01/2037 to 08/01/2037 (b)	1,173,776	1,194,695
6.149% due 09/01/2037 (b)	720,440	735,025
6.43% due 10/01/2037 (b)	274,987	280,891
6.575% due 11/01/2036 (b)	570,733	585,254
6.676% due 11/01/2036 (b)	680,309	695,720

		33,813,580

Federal National Mortgage
Association - 23.69%
4.00% due 07/01/2018 to 05/01/2021	3,778,077	3,627,631
4.00% due 05/01/2034 to 03/01/2036 ***	4,579,511	4,225,445
4.50% due 06/01/2013 to 10/01/2018	2,962,901	2,926,832
4.50% due 10/01/2020 ***	4,122,538	4,056,261
5.00% due 10/01/2018 to 11/01/2033	3,450,417	3,420,419
5.00% due 07/01/2033 to 08/01/2033 ***	5,291,481	5,170,857
5.081% due 10/01/2036 (b)	636,226	638,719
5.178% due 11/01/2036	182,260	180,504
5.50% due 01/01/2017 to 07/01/2034	10,182,556	10,270,780
5.50% due 06/01/2036 (b)	580,726	590,516
5.50% due 12/01/2030 to 02/01/2035 ***	9,718,492	9,721,376
5.50% TBA **	814,000	810,278
5.606% due 05/01/2037 (b)	394,555	398,964
5.67% due 03/01/2009	392,912	395,306
5.705% due 05/01/2037 (b)	875,779	889,517
5.738% due 04/01/2036	345,553	351,604
5.766% due 08/01/2037 (b)	504,765	513,074
5.778% due 05/01/2037 (b)	359,336	365,438
5.81% due 04/01/2037 to 06/01/2037 (b)	1,294,139	1,319,648
5.873% due 09/01/2037 (b)	711,677	724,362
5.95% due 01/01/2037 (b)	640,174	653,195
6.00% due 05/01/2021 to 08/01/2022	1,140,671	1,167,492
6.00% TBA **	8,139,000	8,308,852
6.065% due 08/01/2037 (b)	1,185,569	1,210,427
6.09% due 09/01/2037 (b)	461,253	469,573
6.398% due 06/01/2036 (b)	572,775	586,023
6.50% due 11/01/2036	897,953	919,349
6.50% TBA **	2,354,000	2,423,254
7.00% due 10/01/2037 to 12/01/2037	1,852,367	1,926,918

		68,262,614

Government National Mortgage
Association - 3.32%
6.50% due 12/15/2032	823,798	853,880

Core Bond Trust (continued)

	Shares or Principal Amount
		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association (continued)
6.50% TBA **	$8,428,000	$8,697,435

		9,551,315

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $112,321,614)		$113,740,059

FOREIGN GOVERNMENT OBLIGATIONS - 1.20%

Brazil - 0.23%
Federative Republic of Brazil
6.00% due 01/17/2017	660,000	670,560

Canada - 0.27%
Province of Quebec Canada
5.125% due 11/14/2016	760,000	785,706

Italy - 0.07%
Republic of Italy
5.375% due 06/15/2033	207,000	212,310

Mexico - 0.27%
Government of Mexico
5.625% due 01/15/2017	515,000	521,952
5.875% due 01/15/2014	236,000	245,440

		767,392
United Arab Emirates - 0.36%
Emirate of Abu Dhabi
5.50% due 08/02/2012	1,000,000	1,022,867

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $3,383,431)		$3,458,835

CORPORATE BONDS - 19.99%

Automobiles - 0.85%
DaimlerChrysler NA Holding Corp.
6.50% due 11/15/2013	1,280,000	1,337,606
8.50% due 01/18/2031	160,000	201,792
DaimlerChrysler NA Holding Corp., MTN
5.4612% due 03/13/2009 (b)	905,000	899,951
5.75% due 09/08/2011	15,000	15,223

		2,454,572
Banking - 1.77%
BAC Capital Trust XI
6.625% due 05/23/2036	240,000	233,492
Bank of America Corp.
5.375% due 06/15/2014	215,000	217,232
5.75% due 12/01/2017	330,000	330,757
Export-Import Bank Of Korea
5.50% due 10/17/2012	930,000	933,833
HSBC Holdings PLC
6.50% due 09/15/2037	325,000	314,999
PNC Funding Corp.
5.25% due 11/15/2015	456,000	441,957
Royal Bank of Scotland Group PLC
5.00% due 10/01/2014	375,000	366,989
Royal Bank of Scotland Group PLC, MTN
7.64% due 03/31/2049	160,000	164,495

The accompanying notes are an integral part of the financial statements.

65

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount
		Value

CORPORATE BONDS (continued)

Banking (continued)
US Bank NA, MTN
5.92% due 05/25/2012	$1,368,805	$1,420,441
Wachovia Bank NA, BKNT
6.60% due 01/15/2038	655,000	658,288

		5,082,483

Broadcasting - 0.46%
News America, Inc.
6.20% due 12/15/2034	320,000	315,453
6.65% due 11/15/2037 (f)	430,000	443,535
Walt Disney Company
4.70% due 12/01/2012	570,000	569,116

		1,328,104

Cable & Television - 0.22%
Rogers Cable, Inc.
5.50% due 03/15/2014	140,000	137,940
Time Warner Entertainment Company LP
8.375% due 07/15/2033	404,000	486,662

		624,602

Cellular Communications - 0.96%
America Movil SA de CV
6.125% due 11/15/2037	203,000	193,310
America Movil SAB de CV
6.375% due 03/01/2035	224,000	221,496
AT&T Broadband Corp.
8.375% due 03/15/2013	1,413,000	1,585,220
Rogers Wireless, Inc.
6.375% due 03/01/2014	575,000	592,341
Vodafone Group PLC
5.625% due 02/27/2017	180,000	179,236

		2,771,603

Commercial Services - 0.22%
Hutchison Whampoa International 03/33, Ltd.
7.45% due 11/24/2033 (f)	550,000	627,257

Computers & Business Equipment - 0.12%
Xerox Corp.
5.50% due 05/15/2012	340,000	345,650

Cosmetics & Toiletries - 0.12%
Estee Lauder Company, Inc.
5.55% due 05/15/2017	355,000	356,775

Crude Petroleum & Natural Gas - 1.36%
ConocoPhillips Canada Funding Company
5.625% due 10/15/2016	385,000	396,931
Husky Oil Company, Ltd.
7.55% due 11/15/2016	255,000	286,804
Petrobras International Finance Company
5.875% due 03/01/2018	420,000	417,690
6.125% due 10/06/2016	825,000	841,500
Ras Laffan Liquefied Natural Gas Company, Ltd. III
6.332% due 09/30/2027 (f)	355,000	336,465
Southern Natural Gas Company
5.90% due 04/01/2017 (f)	220,000	216,385
Transocean, Inc.
6.80% due 03/15/2038	490,000	499,970

Core Bond Trust (continued)

	Shares or Principal Amount
		Value

CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas
(continued)
Weatherford International, Inc.
5.95% due 06/15/2012 (f)	$430,000	$446,442
6.35% due 06/15/2017 (f)	465,000	480,650

		3,922,837

Domestic Oil - 0.40%
Devon Financing Corp., ULC
6.875% due 09/30/2011	570,000	610,408
Marathon Oil Corp.
6.00% due 10/01/2017	170,000	173,663
6.60% due 10/01/2037	339,000	354,525

		1,138,596

Drugs & Health Care - 0.46%
Wyeth
6.95% due 03/15/2011	1,240,000	1,321,232

Electrical Utilities - 2.32%
Allegheny Energy Supply Company LLC
8.25% due 04/15/2012 (f)	265,000	282,888
CMS Energy Corp
6.55% due 07/17/2017	175,000	171,553
Commonwealth Edison
6.15% due 09/15/2017	290,000	298,849
DPL, Inc.
6.875% due 09/01/2011	720,000	765,822
Enel Finance International SA
6.80% due 09/15/2037 (f)	170,000	170,800
FirstEnergy Corp.
6.45% due 11/15/2011	420,000	433,699
Kansas Gas & Electric
5.647% due 03/29/2021	374,578	376,181
Nevada Power Company, Series A
8.25% due 06/01/2011	560,000	608,259
Pacific Gas & Electric Company
5.625% due 12/31/2017	325,000	325,984
Progress Energy, Inc.
6.85% due 04/15/2012	245,000	262,257
Public Service Company of Colorado
7.875% due 10/01/2012	408,000	457,860
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (f)	1,883,000	1,911,528
Virginia Electric and Power Company
5.10% due 11/30/2012	410,000	411,762
Virginia Electric Power Company
6.35% due 11/30/2037	195,000	199,966

		6,677,408

Financial Services - 4.80%
Allied Capital Corp.
6.625% due 07/15/2011	1,025,000	1,031,198
American General Finance Corp.
6.90% due 12/15/2017	655,000	655,655
Capital One Bank
4.875% due 05/15/2008	430,000	427,527
Capital One Financial Corp.
6.75% due 09/15/2017	170,000	163,051

The accompanying notes are an integral part of the financial statements.

66

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Citigroup, Inc.
3.625% due 02/09/2009	$460,000	$453,834
General Electric Capital Corp.
6.375% due 11/15/2067 (b)	545,000	562,703
General Electric Capital Corp., MTN
5.24% due 10/19/2012	505,000	516,484
General Electric Capital Corp., Series G, MTN
6.15% due 08/07/2037	255,000	270,919
General Electric Capital Corp., Series A, MTN
3.75% due 12/15/2009	614,000	608,931
6.00% due 06/15/2012	922,000	966,568
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	870,000	774,583
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	357,000	350,699
6.345% due 02/15/2034	285,000	257,389
6.45% due 05/01/2036	170,000	159,714
6.75% due 10/01/2037	660,000	646,653
6.875% due 01/15/2011	255,000	270,454
International Lease Finance Corp., MTN
5.25% due 05/24/2010 (b)	290,000	286,045
5.65% due 06/01/2014	255,000	259,132
5.75% due 06/15/2011	515,000	521,459
JP Morgan Chase Bank NA, BKNT
6.00% due 10/01/2017	485,000	493,255
Lazard Group
6.85% due 06/15/2017	670,000	661,739
Lazard Group, LLC
7.125% due 05/15/2015	880,000	895,499
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010	175,000	173,040
6.875% due 07/17/2037	170,000	166,206
Lehman Brothers Holdings, Inc., MTN
5.75% due 05/17/2013	165,000	165,915
6.75% due 12/28/2017	490,000	505,042
Merrill Lynch & Company, Inc., MTN
6.05% due 08/15/2012	260,000	264,991
Morgan Stanley
5.30% due 03/01/2013	405,000	403,981
5.375% due 10/15/2015	185,000	179,848
Morgan Stanley, MTN
5.95% due 12/28/2017	660,000	659,529
Washington Mutual, Inc.
4.00% due 01/15/2009	93,000	87,573

		13,839,616
Food & Beverages - 0.40%
Kraft Foods, Inc.
6.125% due 02/01/2018	880,000	886,728
McDonald’s Corp.
5.80% due 10/15/2017	120,000	124,245
6.30% due 10/15/2037	120,000	124,444

		1,135,417
Gas & Pipeline Utilities - 0.17%
El Paso Natural Gas Company
5.95% due 04/15/2017	160,000	157,922

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
TransCanada Pipelines, Ltd.
6.20% due 10/15/2037	$335,000	$332,620

		490,542

Healthcare Products - 0.06%
Bristol-Myers Squibb Company
5.875% due 11/15/2036	185,000	183,839

Healthcare Services - 0.40%
Aetna, Inc.
6.75% due 12/15/2037	325,000	324,187
Coventry Health Care, Inc.
5.95% due 03/15/2017	500,000	490,255
WellPoint, Inc.
5.875% due 06/15/2017	345,000	347,347

		1,161,789

Hotels & Restaurants - 0.15%
Yum! Brands, Inc.
6.875% due 11/15/2037	425,000	423,030

Insurance - 0.68%
ACE INA Holdings, Inc.
5.70% due 02/15/2017	215,000	213,065
6.70% due 05/15/2036	100,000	101,393
American International Group, Inc.
4.70% due 10/01/2010	432,000	433,124
American International Group, Inc., MTN
5.45% due 05/18/2017	525,000	514,104
Cigna Corp.
6.15% due 11/15/2036	235,000	218,036
Liberty Mutual Group, Inc.
7.50% due 08/15/2036 (f)	411,000	401,039
Prudential Financial, Inc., MTN
5.70% due 12/14/2036	90,000	79,807

		1,960,568

International Oil - 0.20%
Husky Energy, Inc.
6.80% due 09/15/2037	170,000	178,686
Pemex Project Funding Master Trust
6.625% due 06/15/2035	170,000	179,186
6.625% due 06/15/2035 (f)	205,000	216,077

		573,949

Liquor - 0.23%
Diageo Capital PLC
5.20% due 01/30/2013	505,000	507,305
5.75% due 10/23/2017	165,000	165,937

		673,242

Manufacturing - 0.21%
Tyco International Group SA
6.375% due 10/15/2011	461,000	477,087
6.875% due 01/15/2029	133,000	134,699

		611,786

Petroleum Services - 0.18%
EnCana Corp.
6.50% due 02/01/2038	490,000	506,354

The accompanying notes are an integral part of the financial statements.

67

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Pharmaceuticals - 0.47%
Abbott Laboratories
5.60% due 11/30/2017	$255,000	$261,992
AstraZeneca PLC
5.40% due 09/15/2012	425,000	439,386
5.40% due 06/01/2014	255,000	262,154
Schering-Plough Corp.
6.55% due 09/15/2037	375,000	397,333

		1,360,865

Real Estate - 0.54%
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	134,000	130,276
Health Care Property Investors, Inc., REIT
5.65% due 12/15/2013	590,000	572,216
ProLogis, REIT
5.25% due 11/15/2010	115,000	114,547
5.50% due 04/01/2012	420,000	418,546
Westfield Group
5.40% due 10/01/2012 (f)	319,000	318,326

		1,553,911

Retail - 0.23%
Nordstrom, Inc.
7.00% due 01/15/2038	650,000	669,783

Retail Grocery - 0.25%
Delhaize Group
6.50% due 06/15/2017	695,000	711,004

Telecommunications Equipment &
Services - 0.77%
Corning, Inc.
7.25% due 08/15/2036	150,000	163,274
Embarq Corp.
7.995% due 06/01/2036	85,000	89,576
France Telecom SA
7.75% due 03/01/2011	245,000	263,332
8.50% due 03/01/2031	160,000	207,465
SBC Communications, Inc.
5.10% due 09/15/2014	1,045,000	1,034,189
6.15% due 09/15/2034	450,000	449,247

		2,207,083

Telephone - 0.83%
AT&T, Inc.
6.30% due 01/15/2038	245,000	248,918
Qwest Corp.
7.50% due 10/01/2014	695,000	705,425
Sprint Capital Corp.
6.125% due 11/15/2008	424,000	424,525
8.75% due 03/15/2032	80,000	90,176
Sprint Nextel Corp.
6.00% due 12/01/2016	180,000	172,403
Telefonica Emisiones SAU
5.984% due 06/20/2011	740,000	761,229

		2,402,676

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utility Service - 0.16%
Pacificorp
6.25% due 10/15/2037	$455,000	$469,874

TOTAL CORPORATE BONDS (Cost $57,342,342)		$57,586,447

COLLATERALIZED MORTGAGE
OBLIGATIONS - 31.34%
Federal Home Loan Mortgage Corp.,
Series 2007-3325, Class JL
5.50% due 06/15/2037	1,712,263	1,723,545
Federal National Mortgage Association,
Series 2003-113, Class PN
3.50% due 02/25/2013	726,310	719,140
Federal National Mortgage Association,
Series 2006-45, Class NW
5.50% due 01/25/2035	863,000	856,850
Federal National Mortgage Association,
Series 2007-109, Class VB
5.00% due 05/25/2028	768,000	732,852
Federal National Mortgage Association,
Series 2007-113, Class DB
4.50% due 12/25/2022	415,000	388,678
American Tower Trust, Series 2007-1A, Class AFX
5.4197% due 04/15/2037 (f)	485,000	494,642
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class B
6.309% due 06/11/2035	136,000	142,438
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	316,000	312,428
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A4
4.76% due 11/10/2039	847,000	838,237
Banc of America Commercial Mortgage, Inc.,
Series 2004-2, Class A5
4.58% due 02/10/2014	77,000	74,506
Banc of America Commercial Mortgage, Inc.,
Series 2005-4, Class A5A
4.933% due 07/10/2045	79,000	76,628
Banc of America Commercial Mortgage, Inc.,
Series 2005-5, Class A4
5.115% due 10/10/2045 (b)	813,000	801,157
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.1807% due 09/10/2047 (b)	589,000	586,474
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2000-WF1, Class A2
7.78% due 02/15/2032 (b)	1,140,000	1,195,633
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-ESA, Class C
4.937% due 05/14/2016 (f)	868,000	879,542
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR6, Class A6
4.825% due 11/11/2041	87,000	86,106
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-T18, Class A4
4.933% due 02/13/2042 (b)	316,000	306,395

The accompanying notes are an integral part of the financial statements.

68

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2007-PW15, Class A3
5.309% due 02/11/2044	$386,000	$380,574
Citigroup Commercial Mortgage Trust,
Series 2004-C1, Class C
5.3557% due 04/15/2040 (b)	210,000	210,212
Commercial Mortgage Pass Through Certificates,
Series 1999-1, Class E
7.0875% due 05/15/2032 (b)	892,000	904,570
Commercial Mortgage Pass Through Certificates,
Series 2000-C1, Class C
7.706% due 08/15/2033	91,000	97,117
Commercial Mortgage Pass Through Certificates,
Series 2004-LB2A, Class A4
4.715% due 03/10/2039	170,000	165,571
Commercial Mortgage Pass Through Certificates,
Series 2004-LB3A, Class B
5.2828% due 07/10/2037 (b)	419,000	400,460
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5, Class A4
4.982% due 05/10/2043 (b)	962,000	944,104
Countrywide Alternative Loan Trust,
Series 2006-OC6, Class 2A1
4.935% due 07/25/2036 (b)	540,131	526,521
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A4
6.505% due 02/15/2034	336,000	351,040
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	387,980	395,590
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	418,000	437,954
CS First Boston Mortgage Securities Corp.,
Series 2002-CKS4, Class A2
5.183% due 11/15/2036	1,384,000	1,400,951
CS First Boston Mortgage Securities Corp.,
Series 2003-C4, Class A4
5.137% due 08/15/2036 (b)	208,000	209,808
CS First Boston Mortgage Securities Corp.,
Series 2003-C5, Class A4
4.90% due 12/15/2036 (b)	680,000	670,250
CS First Boston Mortgage Securities Corp.,
Series 2003-CK2, Class A4
4.801% due 03/15/2036	179,000	177,995
CS First Boston Mortgage Securities Corp.,
Series 2004-C2, Class A2
5.416% due 05/15/2036 (b)	791,000	808,339
CS First Boston Mortgage Securities Corp.,
Series 2004-C3, Class A5
5.113% due 07/15/2036 (b)	349,000	350,807
CS First Boston Mortgage Securities Corp.,
Series 2004-C5, Class A4
4.829% due 11/15/2037	445,000	439,382
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AAB
4.815% due 02/15/2038	158,000	155,951

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class A4
4.832% due 04/15/2037	$167,000	$160,607
DLJ Commercial Mortgage Corp.,
Series 1999-CG2,Class A1B
7.30% due 06/10/2032	323,858	332,892
Federal Home Loan Bank,
Series 2007-2014, Class 1
5.34% due 03/20/2014	915,909	937,452
Federal Home Loan Mortgage Corp.,
Series 2002-2542, Class ES
5.00% due 12/15/2017	688,000	689,741
Federal Home Loan Mortgage Corp.,
Series 2003-2558, Class BD
5.00% due 01/15/2018	523,000	518,415
Federal Home Loan Mortgage Corp.,
Series 2003-2583, Class TD
4.50% due 12/15/2013	635,918	631,589
Federal Home Loan Mortgage Corp.,
Series 2003-2590, Class NU
5.00% due 06/15/2017	385,000	389,620
Federal Home Loan Mortgage Corp.,
Series 2003-2603, Class KT
4.75% due 07/15/2014	655,399	655,549
Federal Home Loan Mortgage Corp.,
Series 2003-2614, Class TD
3.50% due 05/15/2016	393,052	386,883
Federal Home Loan Mortgage Corp.,
Series 2003-2623, Class AJ
4.50% due 07/15/2016	331,000	328,969
Federal Home Loan Mortgage Corp.,
Series 2003-2631, Class MT
3.50% due 01/15/2022	142,345	141,984
Federal Home Loan Mortgage Corp.,
Series 2003-2632, Class NE
4.00% due 06/15/2013	954,777	938,408
Federal Home Loan Mortgage Corp.,
Series 2003-2645, Class MK
3.50% due 07/15/2022	28,701	28,538
Federal Home Loan Mortgage Corp.,
Series 2003-2672, Class HA
4.00% due 09/15/2016	257,359	253,433
Federal Home Loan Mortgage Corp.,
Series 2003-2694, Class QG
4.50% due 01/15/2029	664,000	655,906
Federal Home Loan Mortgage Corp.,
Series 2003-2725, Class PC
4.50% due 05/15/2028	200,000	200,514
Federal Home Loan Mortgage Corp.,
Series 2004-2727, Class PE
4.50% due 07/15/2032	1,610,000	1,562,682
Federal Home Loan Mortgage Corp.,
Series 2004-2780, Class TB
3.00% due 12/15/2024	144,237	142,287
Federal Home Loan Mortgage Corp.,
Series 2004-2790, Class TN
4.00% due 05/15/2024	414,000	372,423

The accompanying notes are an integral part of the financial statements.

69

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2004-2841, Class BD
4.00% due 04/15/2018	$20,876	$20,542
Federal Home Loan Mortgage Corp.,
Series 2005-2975, Class EA
5.00% due 05/15/2018	253,208	253,458
Federal Home Loan Mortgage Corp.,
Series 2005-3017, Class TA
4.50% due 08/15/2035	439,284	434,081
Federal Home Loan Mortgage Corp.,
Series 2005-3020, Class MA
5.50% due 04/15/2027	994,687	1,004,059
Federal Home Loan Mortgage Corp.,
Series 2005-3034, Class EH
5.50% due 12/15/2034	688,191	700,757
Federal Home Loan Mortgage Corp.,
Series 2005-3035, Class PA
5.50% due 09/15/2035	359,940	367,230
Federal Home Loan Mortgage Corp.,
Series 2005-3062, Class LC
5.50% due 11/15/2028	371,000	376,001
Federal Home Loan Mortgage Corp.,
Series 2005-3075, Class PA
5.50% due 07/15/2025	241,254	243,021
Federal Home Loan Mortgage Corp.,
Series 2005-3078, Class PA
5.50% due 07/15/2024	316,806	318,965
Federal Home Loan Mortgage Corp.,
Series 2006-3104, Class QC
5.00% due 09/15/2031	597,000	591,255
Federal Home Loan Mortgage Corp.,
Series 2006-3135, Class JA
6.00% due 09/15/2027	631,339	640,407
Federal Home Loan Mortgage Corp.,
Series 2006-3151, Class PA
6.00% due 03/15/2026	732,432	742,587
Federal Home Loan Mortgage Corp.,
Series 2006-3164, Class NA
6.00% due 02/15/2027	704,410	714,711
Federal Home Loan Mortgage Corp.,
Series 2006-3164, Class NC
6.00% due 12/15/2032	160,000	163,989
Federal Home Loan Mortgage Corp.,
Series 2006-3167, Class QA
6.00% due 10/15/2026	2,073,173	2,104,855
Federal Home Loan Mortgage Corp.,
Series 2006-3171, Class NE
6.00% due 05/15/2027	332,717	337,527
Federal Home Loan Mortgage Corp.,
Series 2006-3173, Class PH
6.00% due 09/15/2027	613,733	623,294
Federal Home Loan Mortgage Corp.,
Series 2006-3178, Class MA
6.00% due 10/15/2026	390,018	395,599
Federal Home Loan Mortgage Corp.,
Series 2006-3184, Class PA
5.50% due 02/15/2027	50,236	50,950

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2006-3192, Class GA
6.00% due 03/15/2027	$526,067	$533,911
Federal Home Loan Mortgage Corp.,
Series 2006-3205, Class PC
6.00% due 09/15/2032	641,000	662,369
Federal Home Loan Mortgage Corp.,
Series 2006-3216, Class NA
6.00% due 05/15/2028	462,597	470,110
Federal Home Loan Mortgage Corp.,
Series 2007-3268, Class HC
5.00% due 12/15/2032	273,000	271,429
Federal Home Loan Mortgage Corp.,
Series 2007-3279, Class PA
5.50% due 02/15/2023	429,000	433,608
Federal Home Loan Mortgage Corp.,
Series 2007-3288, Class PA
5.50% due 05/15/2029	884,929	897,411
Federal Home Loan Mortgage Corp.,
Series 2007-3289, Class PB
5.00% due 11/15/2029	412,000	414,737
Federal Home Loan Mortgage Corp.,
Series 2007-3298, Class VB
5.00% due 11/15/2025	303,000	288,578
Federal Home Loan Mortgage Corp.,
Series 2007-3312, Class AP
5.50% due 11/15/2025	343,642	348,644
Federal Home Loan Mortgage Corp.,
Series 2007-3316, Class HA
5.00% due 07/15/2035	968,709	964,254
Federal Home Loan Mortgage Corp.,
Series 2007-3316, Class PB
5.50% due 03/15/2031	183,000	185,459
Federal Home Loan Mortgage Corp.,
Series 2007-3347, Class PA
5.00% due 06/15/2028	614,971	617,619
Federal Home Loan Mortgage Corp.,
Series 2007-3347, Class PD
5.00% due 09/15/2035	535,000	508,794
Federal Home Loan Mortgage Corp.,
Series 2007-3351, Class PK
5.50% due 01/15/2032	1,138,000	1,159,730
Federal Home Loan Mortgage Corp.,
Series 2007-3372, Class BD
4.50% due 10/15/2022	351,000	333,910
Federal National Mortgage Association,
Series 2001-T11, Class B
5.503% due 09/25/2011	400,000	412,196
Federal National Mortgage Association,
Series 2002-T11, Class A
4.7688% due 04/25/2012	38,668	38,827
Federal National Mortgage Association,
Series 2003-108, Class BE
4.00% due 11/25/2018	362,000	343,163
Federal National Mortgage Association,
Series 2003-123, Class AB
4.00% due 10/25/2016	603,349	593,242

The accompanying notes are an integral part of the financial statements.

70

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2003-15, Class CH
4.00% due 02/25/2017	$187,769	$184,529
Federal National Mortgage Association,
Series 2003-16, Class PN
4.50% due 10/25/2015	263,843	263,377
Federal National Mortgage Association,
Series 2003-24, Class LC
5.00% due 12/25/2015	161,873	161,931
Federal National Mortgage Association,
Series 2003-3, Class HJ
5.00% due 02/25/2018	338,000	337,894
Federal National Mortgage Association,
Series 2003-30, Class ET
3.50% due 08/25/2016	421,858	413,678
Federal National Mortgage Association,
Series 2003-33, Class CH
4.00% due 07/25/2017	451,377	443,205
Federal National Mortgage Association,
Series 2003-34, Class QJ
4.50% due 01/25/2016	423,318	423,032
Federal National Mortgage Association,
Series 2003-92, Class PC
4.50% due 05/25/2015	600,000	598,539
Federal National Mortgage Association,
Series 2003-T1, Class A
3.807% due 11/25/2012	119,404	118,121
Federal National Mortgage Association,
Series 2004-34, Class PL
3.50% due 05/25/2014	287,159	284,417
Federal National Mortgage Association,
Series 2004-4, Class CA
4.00% due 09/25/2017	366,295	360,797
Federal National Mortgage Association,
Series 2004-6, Class CA
4.00% due 06/25/2017	332,599	327,181
Federal National Mortgage Association,
Series 2004-60, Class PA
5.50% due 04/25/2034	291,643	295,273
Federal National Mortgage Association,
Series 2004-81, Class AG
4.00% due 03/25/2018	461,827	454,833
Federal National Mortgage Association,
Series 2005-20, Class QD
5.00% due 03/25/2028	357,000	358,823
Federal National Mortgage Association,
Series 2005-38, Class CD
5.00% due 06/25/2019	298,046	298,753
Federal National Mortgage Association,
Series 2005-45, Class BA
4.50% due 11/25/2014	32,766	32,668
Federal National Mortgage Association,
Series 2005-58, Class MA
5.50% due 07/25/2035	258,323	263,265
Federal National Mortgage Association,
Series 2006-18, Class PA
5.50% due 01/25/2026	362,435	365,547

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2006-31, Class PA
5.50% due 11/25/2026	$370,986	$374,656
Federal National Mortgage Association,
Series 2006-3138, Class PA
5.50% due 02/15/2027	675,888	683,650
Federal National Mortgage Association,
Series 2006-34, Class PA
6.00% due 05/25/2027	916,441	926,779
Federal National Mortgage Association,
Series 2006-41, Class MA
5.50% due 04/25/2024	403,750	405,745
Federal National Mortgage Association,
Series 2006-53, Class PA
5.50% due 12/25/2026	121,188	122,429
Federal National Mortgage Association,
Series 2006-55, Class PA
6.00% due 05/25/2026	309,045	312,805
Federal National Mortgage Association,
Series 2006-64, Class PA
5.50% due 02/25/2030	240,593	243,894
Federal National Mortgage Association,
Series 2006-80, Class PB
6.00% due 10/25/2027	828,846	842,482
Federal National Mortgage Association,
Series 2007-27, Class KA
5.75% due 09/25/2033	248,448	252,037
Federal National Mortgage Association,
Series 2007-30, Class MA
4.25% due 02/25/2037	1,009,320	979,339
Federal National Mortgage Association,
Series 2007-3326, Class PC
5.50% due 08/15/2032	222,000	224,406
Federal National Mortgage Association,
Series 2007-39, Class NA
4.25% due 01/25/2037	1,222,447	1,201,338
Federal National Mortgage Association,
Series 2007-62, Class PA
6.00% due 03/25/2029	347,923	353,796
Federal National Mortgage Association,
Series 2007-80, Class TA
6.00% due 09/25/2026	327,165	332,119
Federal National Mortgage Association,
Series 2007-81, Class AE
6.00% due 08/25/2028	1,563,469	1,590,035
Federal National Mortgage Association,
Series 2007-81, Class PA
6.00% due 02/25/2029	613,148	623,673
First Union National Bank Commercial Mortgage,
Series 1999-C4, Class A2
7.39% due 12/15/2031	41,290	42,980
First Union National Bank Commercial Mortgage,
Series 2001-C4, Class B
6.417% due 12/12/2033	177,000	187,007
GE Capital Commercial Mortgage Corp.,
Series 2001-2, Class A3
6.03% due 08/11/2033	197,933	200,932

The accompanying notes are an integral part of the financial statements.

71

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GE Capital Commercial Mortgage Corp.,
Series 2004-C1, Class A3
4.596% due 11/10/2038	$599,000	$581,632
GE Capital Commercial Mortgage Corp.,
Series 2004-C3, Class A4
5.189% due 07/10/2039 (b)	669,000	675,775
GE Capital Commercial Mortgage Corp.,
Series 2005-C3, Class A7A
4.974% due 07/10/2045 (b)	817,000	782,442
General Motors Acceptance Corp. Commercial
Mortgage Securities, Inc.,
Series 2004-C1, Class A1
3.118% due 03/10/2038	177,262	175,343
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C1, Class A2
6.278% due 11/15/2039	334,000	351,000
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C3, Class A2
4.93% due 07/10/2039	528,000	529,373
Government National Mortgage Association,
Series 2006-3, Class A
4.212% due 01/16/2028	106,882	105,962
Government National Mortgage Association,
Series 2006-37, Class JG
5.00% due 07/20/2036	254,000	242,391
Government National Mortgage Association,
Series 2006-8, Class A
3.942% due 08/16/2025	158,976	157,096
Government National Mortgage Association,
Series 2007-7, Class PG
5.00% due 02/16/2037	1,875,000	1,803,603
GS Mortgage Securities Corp. II,
Series 1998-C1, Class B
6.97% due 10/18/2030	401,000	404,154
GS Mortgage Securities Corp. II,
Series 2004-GG2, Class A6
5.396% due 08/10/2038 (b)	313,000	319,617
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2001-C1, Class A3
5.857% due 10/12/2035	245,000	253,737
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-C2, Class A2
5.05% due 12/12/2034	751,000	757,144
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-CIB5, Class A2
5.161% due 10/12/2037	150,000	151,813
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2003-CB7, Class A4
4.879% due 01/12/2038 (b)	152,000	151,406
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-C3, Class A1
3.765% due 01/15/2042	566,871	560,578
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-C3, Class A5
4.878% due 01/15/2042	324,000	320,405
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB11, Class ASB
5.201% due 08/12/2037 (b)	232,000	231,260

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB13, Class AM
5.335% due 01/12/2043 (b)	$157,000	$154,360
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP2, Class A4
4.738% due 07/15/2042	170,000	162,862
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class ASB
4.893% due 08/15/2042 (b)	320,000	315,927
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class A1
4.655% due 08/15/2042	98,582	97,925
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-CB16, Class ASB
5.523% due 05/12/2045	372,000	376,325
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-CB17, Class ASB
5.415% due 12/12/2043	629,000	632,540
JP Morgan Commercial Mortgage Finance Corp.,
Series 2000-C10, Class A2
7.371% due 08/15/2032 (b)	281,415	293,875
LB-UBS Commercial Mortgage Trust,
Series 2002-C2, Class A4
5.594% due 06/15/2031	647,000	668,968
LB-UBS Commercial Mortgage Trust,
Series 2003-C5, Class A2
3.478% due 07/15/2027	283,000	280,390
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A4
5.124% due 11/15/2032 (b)	214,000	215,879
LB-UBS Commercial Mortgage Trust,
Series 2005-C7, Class AM
5.263% due 11/15/2040 (b)	203,000	197,408
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A5
4.855% due 10/12/2041 (b)	657,000	650,422
Merrill Lynch Mortgage Trust,
Series 2004-MKB1, Class B
5.28% due 02/12/2042 (b)	125,000	126,314
Merrill Lynch Mortgage Trust,
Series 2005-CIP1, Class AM
5.107% due 07/12/2038 (b)	163,000	156,849
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class A4
5.291% due 01/12/2044 (b)	646,000	644,151
Merrill Lynch Mortgage Trust, Series 2005-MKB2,
Class A4
5.204% due 09/12/2042 (b)	304,000	302,665
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-4, Class ASB
5.133% due 12/12/2049 (b)	1,004,000	994,854
Morgan Stanley Capital I, Series 2003-IQ5, Class A4
5.01% due 04/15/2038	501,000	502,962
Morgan Stanley Capital I,
Series 2004-HQ3, Class A4
4.80% due 01/13/2041	340,000	332,956
Morgan Stanley Capital I, Series 2004-HQ3, Class D
4.90% due 01/13/2041	100,000	98,350

The accompanying notes are an integral part of the financial statements.

72

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2004-T13, Class B
4.76% due 09/13/2045 (b)	$157,000	$155,179
Morgan Stanley Capital I,
Series 2005-HQ5, Class AAB
5.037% due 01/14/2042	481,000	478,355
Morgan Stanley Capital I,
Series 2005-HQ7, Class AAB
5.1806% due 11/14/2042 (b)	838,000	840,473
Morgan Stanley Dean Witter Capital I,
Series 2001, Class A4
6.39% due 07/15/2033	392,751	410,984
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP1, Class A4
6.66% due 02/15/2033	289,000	302,429
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP5, Class A4
6.39% due 10/15/2035	25,000	26,307
Morgan Stanley Dean Witter Capital I,
Series 2002-IQ2, Class A3
5.52% due 12/15/2035	222,816	224,364
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 2A1S
4.975% due 02/25/2047 (b)	168,503	165,908
Salomon Brothers Mortgage Securities VII, Series
2002-KEY2, Class A2
4.467% due 03/18/2036	369,723	367,630
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.287% due 04/15/2034	337,000	355,435
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98% due 11/15/2034	1,087,000	1,091,038
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C5, Class A2
3.989% due 06/15/2035	138,000	132,085
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C5, Class B
4.107% due 06/15/2035	256,000	245,585
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A3
4.957% due 08/15/2035	232,000	233,398
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C7, Class A2
5.077% due 10/15/2035 (b)(f)	550,000	552,819
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445% due 11/15/2035	174,000	172,981
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C9, Class A4
5.012% due 12/15/2035	806,000	797,944
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C9, Class B
5.109% due 12/15/2035	79,000	78,507
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A4
4.748% due 02/15/2041	787,000	777,273
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class B
5.306% due 01/15/2041	425,000	407,209

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C12, Class A4
5.2326% due 07/15/2041 (b)	$324,000	$330,090
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class B
4.892% due 10/15/2041	217,000	208,492
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class A6
4.699% due 05/15/2044	278,000	263,125
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7
5.118% due 07/15/2042 (b)	943,000	926,741
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class A4
5.2102% due 10/15/2044 (b)	435,000	430,566
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class APB
5.997% due 06/15/2045	534,000	544,591

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $89,147,461)		$90,297,804

ASSET BACKED SECURITIES - 5.91%
American Express Issuance Trust,
Series 2007-2, Class A
5.2775% due 07/15/2013	1,497,000	1,484,370
Americredit Prime Automobile Receivable,
Series 2007-1, Class A3
5.27% due 11/08/2011 (b)	538,000	539,429
Bank of America Credit Card Trust,
Series 2007-A8, Class A8
5.59% due 11/17/2014	147,000	152,722
Capital Auto Receivables Asset Trust,
Series 2006-1, Class A3
5.03% due 10/15/2009	240,888	241,026
Capital Auto Receivables Asset Trust,
Series 2007-1, Class A3A
5.00% due 04/15/2011	390,000	389,817
Capital One Multi-Asset Execution Trust,
Series 2007-A7, Class A7
5.75% due 07/15/2020	806,000	823,746
Citibank Credit Card Issuance Trust,
Series 2007-A8, Class A8
5.65% due 09/20/2019	719,000	723,179
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-1, Class A2
5.682% due 07/25/2036	280,000	278,235
Citicorp Residential Mortgage Securities, Inc.,
Series 2006-2, Class A2
5.557% due 09/25/2036	306,000	301,697
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AHL1, Class A2A
4.905% due 12/25/2036 (b)	376,688	365,723
CNH Equipment Trust, Series 2004-A, Class A4A
5.1375% due 09/15/2011 (b)	324,093	323,966
Connecticut RRB Special Purpose Trust CL&P,
Series 2001-1, Class A5
6.21% due 12/30/2011	189,000	197,953

The accompanying notes are an integral part of the financial statements.

73

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Countrywide Asset-Backed Certificates,
Series 2006-S1, Class A2
5.549% due 04/25/2036	$492,515	$480,744
Countrywide Asset-Backed Certificates,
Series 2007-3, Class 2A1
4.965% due 02/25/2037 (b)	185,403	177,552
Daimler Chrysler Auto Trust,
Series 2006-D, Class A4
4.94% due 08/02/2012	302,000	304,091
Daimler Chrysler Auto Trust,
Series 2007-A, Class A4
5.28% due 03/08/2013	636,000	641,802
Discover Card Master Trust,
Series 2007-A1, Class A1
5.65% due 03/16/2020	2,036,000	2,080,681
Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2
5.261% due 04/25/2037 (f)	480,000	473,681
Ford Credit Auto Owner Trust,
Series 2007-B, Class A3A
5.15% due 11/15/2011	376,000	379,233
Ford Credit Auto Owner Trust,
Series 2007-B, Class A4A
5.24% due 07/15/2012	100,000	102,733
Great America Leasing Receivables,
Series 2006-1, Class A3
5.34% due 01/15/2010 (f)	507,000	508,505
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class A2
5.29% due 01/15/2011	176,954	177,116
Hyundai Auto Receivables Trust,
Series 2007-A, Class A3A
5.04% due 01/15/2012	158,000	158,416
Hyundai Auto Receivables Trust,
Series 2007-A, Class A4
5.21% due 03/17/2014	598,000	602,966
M.A.S.Transactions Asset Backed Securities Trust,
Series 2005-AB1, Class A1B
5.143% due 10/25/2032 (b)	27,677	27,550
MBNA Credit Card Master Note Trust,
Series 2003-A7, Class A7
2.65% due 11/15/2010	371,000	367,626
Morgan Stanley ABS Capital I,
Series 2006-WMC1, Class A2A
4.935% due 12/25/2035 (b)	27,072	26,876
Morgan Stanley ABS Capital I,
Series 2007-HE2, Class A2A
4.905% due 01/25/2037 (b)	177,200	168,450
Morgan Stanley Home Equity Loans,
Series 2007-1, Class A1
4.915% due 12/25/2036 (b)	160,833	157,601
Nissan Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.16% due 02/15/2010	115,822	116,052
Nissan Auto Receivables Owner Trust,
Series 2007-B, Class A4
5.16% due 03/17/2014	1,358,000	1,372,471

Core Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Ownit Mortgage Loan Asset-Backed
Certificates, Series 2006-1, Class AF1
5.424% due 12/25/2036	$64,958	$63,960
Residential Asset Mortgage Products, Inc.,
Series 2003-RS7, Class AI6
5.34% due 08/25/2033	178,201	176,529
SLM Student Loan Trust, Series 2005-7, Class A3
4.41% due 07/25/2025 (b)	483,000	487,753
Triad Auto Receivables Owner Trust,
Series 2006-C, Class A3
5.26% due 11/14/2011	247,000	247,054
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52% due 11/12/2012	150,000	152,517
USAA Auto Owner Trust, Series 2004-3, Class A4
3.53% due 06/15/2011	203,705	202,609
USAA Auto Owner Trust, Series 2005-1, Class A3
3.90% due 07/15/2009	10,294	10,285
Washington Mutual Master Note
Trust, Series 2006-A2A, Class A
5.0775% due 06/15/2015 (b)(f)	580,000	566,225
WFS Financial Owner Trust,
Series 2004-1, Class A4
2.81% due 08/22/2011	226,158	225,922
WFS Financial Owner Trust,
Series 2005-3, Class A3A
4.25% due 06/17/2010	31,255	31,198
World Omni Auto Receivables Trust,
Series 2007-B, Class A3A
5.28% due 01/17/2012	298,000	300,941
World Omni Auto Receivables Trust,
Series 2007-B, Class A4
5.39% due 05/15/2013	418,000	422,148

TOTAL ASSET BACKED SECURITIES
(Cost $16,956,151)		$17,033,150

SHORT TERM INVESTMENTS - 1.21%
UBS Finance Delaware LLC
4.00% due 01/02/2008	$3,497,000	$3,496,612

TOTAL SHORT TERM INVESTMENTS
(Cost $3,496,612)		$3,496,612

Total Investments (Core Bond Trust)
(Cost $308,808,257) - 108.46%		$312,491,306
Liabilities in Excess of Other Assets - (8.46)%		(24,374,557)

TOTAL NET ASSETS - 100.00%		$288,116,749

The accompanying notes are an integral part of the financial statements.

74

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 100.00%
Federal National Mortgage Association
5.00%, TBA **	$1,554,000	$1,554,000

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (Proceeds $1,541,010)		$1,554,000

Total Securities Sold Short
(Proceeds $1,541,010)		$1,554,000

Global Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 7.52%

Treasury Inflation Protected
Securities (d) - 1.41%
2.00% due 04/15/2012 (h)	$6,383,334	$6,615,725
2.625% due 07/15/2017 (h)	10,645,950	11,486,810

		18,102,535
U.S. Treasury Bonds - 4.55%
5.00% due 05/15/2037 (h)	4,400,000	4,795,657
8.125% due 08/15/2019 (h)	14,100,000	19,006,363
8.875% due 02/15/2019 (h)	24,500,000	34,455,036

		58,257,056
U.S. Treasury Notes - 0.83%
4.75% due 08/15/2017	10,000,000	10,561,720

U.S. Treasury Strips - 0.73%
zero coupon due 05/15/2017 to
02/15/2019	14,800,000	9,310,402

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $94,762,556)		$96,231,713

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.02%

Federal Home Loan Mortgage Corp. - 1.09%
5.50% TBA **	14,000,000	13,956,798

Federal National Mortgage
Association - 37.54%
4.186% due 11/01/2034 (b)	4,300,434	4,340,732
4.925% due 12/01/2034 (b)	821,882	820,869
5.00% due 11/25/2032 to 03/01/2036	13,439,484	13,041,219
5.215% due 03/25/2044 (b)	203,762	201,622
5.265% due 09/25/2032 (b)	51,178	50,825
5.50% due 04/01/2024 to 08/01/2037	120,660,425	120,585,067
5.50% TBA **	213,000,000	212,733,750
6.00% due 05/15/2008 to 11/01/2037	106,647,666	108,311,728
6.50% due 02/01/2037 to 11/01/2037	7,736,691	7,953,005
6.50% TBA **	12,200,000	12,539,306

		480,578,123

Government National Mortgage
Association - 0.26%
6.00% due 08/20/2034	3,036,802	3,044,236
6.125% due 11/20/2023 to 10/20/2026 (b)	118,677	120,164
6.25% due 01/20/2030 (b)	51,108	51,733

Global Bond Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association (continued)
6.375% due 02/20/2024 to
06/20/2030 (b)		$178,770	$180,969

			3,397,102
Small Business Administration - 0.13%
4.12% due 03/10/2014		1,394,797	1,362,322
6.64% due 02/10/2011		93,585	96,543
7.22% due 11/01/2020		163,385	173,475

			1,632,340

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $493,403,750)			$499,564,363

FOREIGN GOVERNMENT OBLIGATIONS - 44.39%

Australia - 1.01%
Commonwealth of Australia
5.75% due 06/15/2011	AUD	250,000	212,575
6.00% due 06/14/2011		15,000,000	12,690,719

			12,903,294
Austria - 0.48%
Republic of Austria
5.25% due 01/04/2011	EUR	2,900,000	4,375,107
5.50% due 01/15/2010		1,200,000	1,802,760

			6,177,867
Canada - 0.53%
Province of Quebec, Canada
5.00% due 12/01/2038	CAD	5,200,000	5,488,780
5.75% due 12/01/2036		1,000,000	1,173,190
6.35% due 06/18/2031		125,000	158,600

			6,820,570
Finland - 0.24%
Republic of Finland
5.75% due 02/23/2011	EUR	2,030,000	3,107,347

France - 4.01%
Government of France
3.00% due 07/12/2008		3,000,000	4,359,277
3.40% due 07/25/2029		344,019	594,257
4.00% due 04/25/2055		200,000	258,250
4.00% due 04/25/2014		400,000	577,403
4.00% due 10/25/2014		4,500,000	6,482,880
4.00% due 04/25/2009		40,000	58,399
4.75% due 04/25/2035		500,000	739,778
5.00% due 10/25/2011		4,550,000	6,846,776
5.25% due 04/25/2008		5,830,000	8,553,552
5.50% due 04/25/2010		5,190,000	7,820,850
5.75% due 10/25/2032		8,900,000	15,049,042

			51,340,464
Germany - 16.91%
Federal Republic of Germany
3.50% due 10/09/2009		1,800,000	2,605,866
3.75% due 07/04/2013		4,200,000	6,017,903
4.25% due 01/04/2014 (h)		10,300,000	15,098,317

The accompanying notes are an integral part of the financial statements.

75

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Germany (continued)
Federal Republic of Germany (continued)
4.25% due 07/04/2014 (h)	EUR	23,200,000	$33,968,920
4.50% due 07/04/2009 (h)		10,190,000	14,975,659
4.50% due 01/04/2013 (h)		1,040,000	1,545,495
4.75% due 07/04/2034 (h)		1,600,000	2,381,009
5.00% due 01/04/2012 (h)		6,600,000	9,946,371
5.00% due 07/04/2012 (h)		2,600,000	3,928,987
5.25% due 01/04/2011 (h)		41,575,000	62,756,841
5.25% due 01/04/2008		125,000	182,768
5.375% due 01/04/2010 (h)		1,500,000	2,246,643
5.50% due 01/04/2031 (h)		2,700,000	4,415,465
5.625% due 01/04/2028 (h)		13,600,000	22,428,842
6.25% due 01/04/2024		5,900,000	10,256,860
6.25% due 01/04/2030 (h)		5,175,000	9,211,792
6.50% due 07/04/2027		8,000,000	14,478,895

			216,446,633
Italy - 0.29%
Republic of Italy
4.25% due 08/01/2014 (h)		1,800,000	2,627,127
4.25% due 11/01/2009 (h)		140,000	205,176
5.50% due 11/01/2010 (h)		560,000	847,232

			3,679,535
Japan - 17.92%
Government of Japan
0.50% due 06/20/2013	JPY	130,000,000	1,129,213
0.80% due 12/10/2015		472,350,000	4,182,928
1.00% due 06/10/2016		1,480,290,000	13,228,067
1.10% due 03/21/2011		360,000,000	3,246,229
1.10% due 12/10/2016		2,700,000,000	24,306,405
1.20% due 03/10/2017		290,870,000	2,635,965
1.20% due 06/10/2017		5,271,840,000	47,567,603
1.50% due 09/20/2014		660,000,000	6,033,540
1.50% due 03/20/2014		480,000,000	4,391,543
1.50% due 03/20/2015		1,700,000,000	15,506,986
1.50% due 03/20/2011		1,380,000,000	12,600,031
1.60% due 06/20/2014		70,000,000	644,098
1.60% due 09/20/2013		400,000,000	3,685,274
2.30% due 06/20/2035		3,410,000,000	30,299,078
2.30% due 05/20/2030		165,000,000	1,500,727
2.40% due 03/20/2034		450,000,000	4,095,727
2.50% due 09/20/2035		800,000,000	7,407,686
2.50% due 06/20/2036		1,370,000,000	12,650,306
2.50% due 03/20/2036		250,000,000	2,308,575
2.50% due 09/20/2036 (h)		3,080,000,000	28,437,789
2.50% due 09/20/2037 (h)		390,000,000	3,602,446

			229,460,216
Netherlands - 0.29%
Kingdom of Netherlands
5.00% due 07/15/2011	EUR	100,000	150,316
5.50% due 01/15/2028		2,190,000	3,551,582

			3,701,898

Global Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Spain - 0.72%
Kingdom of Spain
4.20% due 07/30/2013	EUR	100,000	$146,174
4.75% due 07/30/2014		600,000	903,223
5.15% due 07/30/2009		2,910,000	4,323,376
6.15% due 01/31/2013		2,420,000	3,850,843

			9,223,616
Sweden - 0.35%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	14,200,000	2,214,921
5.25% due 03/15/2011		14,350,000	2,290,349

			4,505,270
United Kingdom - 1.64%
Government of United Kingdom
4.00% due 03/07/2009	GBP	270,000	534,861
4.25% due 06/07/2032		500,000	975,991
4.75% due 06/07/2010		100,000	201,013
5.00% due 03/07/2012 (h)		1,900,000	3,869,319
5.00% due 03/07/2008 (h)		3,700,000	7,365,221
5.75% due 12/07/2009		25,000	51,044
6.00% due 12/07/2028		335,000	804,569
8.00% due 12/07/2015		500,000	1,219,890
8.00% due 09/27/2013		2,540,000	5,933,363

			20,955,271

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $541,766,989)			$568,321,981

CORPORATE BONDS - 27.22%

British Virgin Islands - 0.08%
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)(f)		$1,100,000	1,012,396

Canada - 2.90%
Alcan, Inc.
6.45% due 03/15/2011		1,100,000	1,163,613
Canada Housing Trust
4.55% due 12/15/2012 (f)(h)	CAD	22,700,000	23,369,723
Canadian Natural Resources, Ltd.
6.70% due 07/15/2011		$1,100,000	1,153,691
DaimlerChrysler Canada Finance, Inc., MTN
4.85% due 03/30/2009	CAD	1,100,000	1,109,886
Honda Canada Finance, Inc., Series E, MTN
4.9971% due 03/26/2012 (b)		10,200,000	10,320,401

			37,117,314
Cayman Islands - 1.84%
Foundation Re II, Ltd.
11.655% due 11/26/2010 (b)(f)		$600,000	619,016
Green Valley, Ltd.
8.3758% due 01/10/2012 (b)(f)	EUR	1,200,000	1,754,460
Mitsubishi UFJ Financial Group, Inc., Capital
Finance 1, Ltd.
6.346% due 07/25/2016 (b)		$2,900,000	2,746,689
Mizuho Finance, Ltd.
1.48% due 09/28/2049 (b)	JPY	200,000,000	1,789,312
1.815% due 12/31/2049 (b)		200,000,000	1,812,829

The accompanying notes are an integral part of the financial statements.

76

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Cayman Islands (continued)
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049		$1,800,000	$1,818,792
MUFG Capital Finance 2, Ltd.
4.85% due 12/31/2049 (b)	EUR	2,900,000	3,556,021
Mystic Re, Ltd.
14.0812% due 12/05/2008 (b)(f)		$500,000	508,550
Pylon, Ltd., Class B
8.624% due 12/29/2008 (b)(f)	EUR	600,000	883,897
Residential Reinsurance 2005, Ltd., Series A
10.5737% due 06/06/2008 (b)(f)		$500,000	499,550
Residential Reinsurance 2007 Ltd., Series CL5
12.8737% due 06/07/2010 (b)(f)		2,900,000	2,976,850
SMFG Preferred Capital
6.078% due 01/25/2017 (b)(f)		2,600,000	2,395,172
STB Finance Cayman, Ltd.
1.9894% due 08/12/2049 (b)	JPY	100,000,000	891,115
Transocean, Inc.
5.3406% due 09/05/2008 (b)		$1,300,000	1,293,518

			23,545,771
Denmark - 0.60%
Nykredit
6.00% due 10/01/2029	DKK	257,322	51,767
Nykredit Realkredit A/S, Series IOH
5.00% due 10/01/2038		10,998,192	2,032,489
Realkredit Danmark A/S, Series 73D
5.00% due 10/01/2038 (b)		1,406,101	262,277
Realkredit Danmark A/S, Series 83D
5.00% due 10/01/2038		28,946,963	5,332,432
Unikredit Realred
6.00% due 07/01/2029		31,165	6,260

			7,685,225
France - 1.07%
Axa, SA
3.75% due 01/01/2017	EUR	231,700	752,888
BNP Paribas, EMTN
5.25% due 01/23/2014 (b)		125,000	182,737
Caisse Nationale des Caisses d’Epargne et de
Prevoyance, EMTN
6.117% due 10/29/2049 (b)		2,400,000	3,246,348
Credit Agricole SA
5.1031% due 05/28/2010 (b)(f)		$5,300,000	5,298,463
6.637% due 12/31/2049 (b)(f)		2,900,000	2,690,478
France Telecom SA
6.75 due 03/14/2008	EUR	250,000	366,586
7.5 due 03/14/2011	GBP	405,000	849,147
GIE PSA Tresorerie
5.875% due 09/27/2011	EUR	250,000	371,477

			13,758,124
Germany - 0.66%
Deutsche Bank AG
5.375% due 10/12/2012		$3,100,000	3,176,440
6.00% due 09/01/2017		2,600,000	2,696,130
KFW International Finance, Inc.
1.75% due 03/23/2010	JPY	185,000,000	1,689,516

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Germany (continued)
Kreditanstalt Fuer Wiederaufbau
5.00% due 07/04/2011	EUR	250,000	$374,211
Lbank Rheinland Pfalz Giro
4.75% due 04/04/2008		330,000	482,752

			8,419,049
Iceland - 0.30%
Glitnir Banki HF
5.62% due 01/21/2011 (b)(f)		$900,000	873,981
5.6788% due 01/18/2012 (b)(f)		1,100,000	1,064,145
Kaupthing Bank HF
5.75% due 10/04/2011 (f)		1,000,000	940,501
Landsbanki Islands HF
5.73% due 08/25/2009 (b)(f)		1,000,000	998,313

			3,876,940
Ireland - 0.12%
Bank of Ireland
6.45% due 02/10/2010	EUR	1,000,000	1,495,125

Italy - 0.56%
Edison SpA, EMTN
5.125% due 12/10/2010		210,000	307,772
Intesa Sanpaolo SpA, EMTN
6.375% due 11/12/2017 (b)	GBP	3,050,000	6,036,057
Telecom Italia SpA, EMTN
6.25% due 02/01/2012	EUR	580,000	868,459

			7,212,288
Japan - 0.78%
Bank of Tokyo-Mitsubishi UFJ, Ltd., Series E, MTN
3.50% due 12/16/2015 (b)		900,000	1,241,253
Mizuho Finance, Ltd.
2.5088% due 04/27/2049 (b)	JPY	100,000,000	906,495
Mizuho Trust & Banking Company
2.9088% due 04/27/2009		100,000,000	912,928
Resona Bank, Ltd.
5.85% due 04/15/2016 (b)(f)		$2,700,000	2,510,060
Sumitomo Mitsui Banking Corp.
4.375% due 10/27/2014 (b)	EUR	250,000	358,613
5.625% due 07/29/2049 (b)(f)		$500,000	466,869
Sumitomo Mitsui Banking Corp., Series E, MTN
1.7825% due 12/31/2049 (b)	JPY	100,000,000	897,662
1.88% due 12/01/2049 (b)		300,000,000	2,709,826

			10,003,706
Jersey Channel Islands - 0.04%
HSBC Capital Funding LP
8.03% due 12/29/2049 (b)	EUR	350,000	548,326

Luxembourg - 0.33%
Gazstream SA for Gazprom OAO
5.625% due 07/22/2013		$237,871	236,086
Telecom Italia Finance SA, EMTN
7.25 due 04/20/2011	EUR	125,000	191,751
Unicredit Luxembourg Finance SA
5.1425% due 10/24/2008 (b)(f)		$400,000	399,210

The accompanying notes are an integral part of the financial statements.

77

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Luxembourg (continued)
VTB Capital SA
5.4938% due 08/01/2008 (b)(f)		$3,400,000	$3,366,000

			4,193,047
Netherlands - 0.25%
Deutsche Telekom International Finance BV
8.125% due 05/29/2012	EUR	180,000	289,238
8.25% due 06/15/2030		$800,000	998,202
E.ON International Finance BV, EMTN
5.75% due 05/29/2009	EUR	590,000	874,691
RWE Finance BV, EMTN
6.125% due 10/26/2012		125,000	192,432
Siemens Financieringsmaatschappij NV
4.92% due 08/14/2009 (b)(f)		$800,000	800,222

			3,154,785
Spain - 0.51%
Santander Perpetual SA Unipersonal
6.671% due 10/29/2049 (b)(f)		1,600,000	1,604,301
Santander US Debt SA Unipersonal
4.97% due 09/19/2008 (b)(f)		2,400,000	2,391,761
5.2006% due 11/20/2009 (f)		2,500,000	2,469,252

			6,465,314
Sweden - 0.06%
Spintab AB, Series 168
6.00% due 04/20/2009	SEK	5,000,000	786,087

Switzerland - 0.24%
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017		$3,100,000	3,121,839

Tunisia - 0.16%
Banque Centrale de Tunisie
4.50% due 06/22/2020	EUR	1,500,000	2,048,661

United Kingdom - 1.87%
Anglian Water Services Finance PLC, EMTN
4.625% due 10/07/2013		250,000	352,935
AWG PLC
5.375% due 07/02/2009		400,000	589,013
Barclays Bank PLC, ADR
6.05% due 12/04/2017 (f)		$11,500,000	11,387,323
Cadbury Schweppes Investments PLC, EMTN
4.25% due 06/30/2009	EUR	675,000	978,938
HBOS PLC
5.92% due 09/29/2049 (b)(f)		$2,800,000	2,442,227
HSBC Holdings PLC
6.50% due 05/02/2036		3,100,000	3,013,742
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (b)	EUR	1,020,000	1,492,425
National Grid PLC, EMTN
4.98% due 06/22/2011	CAD	2,000,000	2,006,789
NGG Finance PLC
6.125% due 08/23/2011	EUR	250,000	376,751
Royal Bank of Scotland Group PLC
7.0916% due 10/29/2049		500,000	724,665
Royal Bank of Scotland PLC, EMTN
4.875% due 03/26/2009		125,000	182,385

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United Kingdom (continued)
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (f)		$400,000	$387,911

			23,935,104
United States - 14.85%
ACE INA Holdings, Inc.
5.875% due 06/15/2014		500,000	512,090
American Express Centurion Bank, BKNT
5.25% due 05/07/2008 (b)		2,400,000	2,397,756
American International Group, Inc.
4.8837% due 06/23/2008 (b)(f)		3,400,000	3,401,751
American International Group, Inc., MTN
5.85% due 01/16/2018		3,300,000	3,321,608
American International Group, Inc., Series A3
4.875% due 03/15/2067 (b)	EUR	1,700,000	2,166,938
Amgen, Inc.
5.1331% due 11/28/2008 (b)(f)		$2,900,000	2,896,497
Autozone, Inc.
5.875% due 10/15/2012		800,000	824,230
Bank of America Corp., MTN
3.625% due 03/03/2008	EUR	250,000	364,805
Bear Stearns Companies, Inc.
6.95% due 08/10/2012		$5,000,000	5,141,000
BellSouth Corp.
4.24% due 04/26/2021 (b)(f)		7,400,000	7,373,671
4.97% due 08/15/2008 (b)		2,300,000	2,296,327
5.20% due 09/15/2014		1,000,000	998,020
Boston Scientific Corp.
6.00% due 06/15/2011		800,000	772,000
6.40% due 06/15/2016		1,600,000	1,504,000
Charter One Bank N.A., BKNT
5.115% due 04/24/2009 (b)		7,000,000	6,971,195
CIT Group, Inc., MTN
5.025% due 08/17/2009 (b)		3,000,000	2,785,035
Citigroup Capital XXI
8.30% due 12/21/2057 (b)		3,600,000	3,802,007
Citigroup Funding, Inc., MTN
4.8962% due 04/23/2009 (b)		800,000	795,137
Citigroup, Inc.
4.8725% due 12/28/2009 (b)		2,600,000	2,552,649
4.8975% due 12/26/2008 (b)		2,400,000	2,389,913
6.00% due 08/15/2017		2,900,000	2,958,690
Clorox Company
5.45% due 10/15/2012		3,000,000	3,024,780
CNA Financial Corp.
6.00% due 08/15/2011		1,600,000	1,639,658
ConocoPhillips Australia Funding Company
5.3431% due 04/09/2009 (b)		3,192,000	3,187,084
Consumers Energy Company
5.00% due 02/15/2012		700,000	694,861
CVS Caremark Corp.
5.75% due 08/15/2011		300,000	307,301
DaimlerChrysler NA Holding Corp.
4.875% due 06/15/2010		300,000	298,667
DaimlerChrysler NA Holding Corp., MTN
5.75% due 09/08/2011		400,000	405,940

The accompanying notes are an integral part of the financial statements.

78

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
Dominion Resources, Inc.
4.125% due 02/15/2008		$250,000	$249,668
East Lane Re, Ltd.
11.9113% due 05/06/2011 (b)(f)		700,000	699,979
EchoStar DBS Corp.
5.75% due 10/01/2008		300,000	299,625
Exelon Corp.
4.90% due 06/15/2015		1,000,000	941,317
Ford Motor Credit Company
7.875% due 06/15/2010		800,000	738,134
Fortis Bank SA, Series YCD
4.80% due 04/28/2008 (b)		2,400,000	2,399,062
General Electric Capital Corp.
4.625% due 09/15/2066 (b)(f)	EUR	100,000	130,889
6.375% due 11/15/2067 (b)		$3,200,000	3,303,942
6.625% due 02/04/2010	NZD	250,000	184,996
General Electric Capital Corp., MTN
5.1725% due 12/12/2008 (b)		$1,300,000	1,299,415
5.28% due 10/21/2010 (b)		500,000	499,784
General Motors Acceptance Corp.
7.00% due 02/01/2012		1,500,000	1,272,637
8.00% due 11/01/2031		1,300,000	1,090,537
GMAC LLC
6.00% due 12/15/2011		1,500,000	1,258,020
6.1188% due 05/15/2009 (b)		1,800,000	1,676,493
Goldman Sachs Group, Inc.
5.3337% due 03/22/2016 (b)		1,100,000	1,043,772
6.25% due 09/01/2017		9,900,000	10,298,970
Health Care Property Investors, Inc., REIT
5.95% due 09/15/2011		300,000	300,657
HSBC Finance Corp.
5.24% due 10/21/2009 (b)		3,200,000	3,184,864
HSBC Finance Corp., MTN
5.0313% due 06/19/2009 (b)		3,800,000	3,743,103
International Lease Finance Corp.
5.35% due 03/01/2012		1,100,000	1,100,722
iStar Financial, Inc., REITS
5.5138% due 03/03/2008		1,200,000	1,189,232
Johnson Controls, Inc.
5.25% due 01/15/2011		900,000	902,540
JP Morgan & Company, Inc., Series A, MTN
10.4813% due 02/15/2012 (b)		360,000	370,987
JP Morgan Chase & Company, MTN
5.058% due 02/22/2021 (b)	CAD	1,000,000	961,700
5.30% due 05/07/2010 (b)		$5,800,000	5,722,036
JP Morgan Chase Bank NA, BKNT
6.00% due 10/01/2017		2,300,000	2,339,148
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036		1,300,000	1,172,972
JP Morgan Chase Capital XXII, Series V
6.45% due 02/02/2037		1,800,000	1,602,340
KFW International Finance, Inc.
5.75% due 01/15/2008		5,500,000	5,500,462
Kinder Morgan Energy Partners LP, MTN
6.95% due 01/15/2038		4,000,000	4,197,984

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
Kraft Foods, Inc.
6.25% due 06/01/2012		$1,200,000	$1,246,610
Loews Corp.
5.25% due 03/15/2016		400,000	399,177
Longpoint Re, Ltd.
10.2406% due 05/08/2010 (b)(f)		1,600,000	1,634,359
Marsh & McLennan Companies, Inc.
5.15% due 09/15/2010		900,000	898,996
Masco Corp.
5.875% due 07/15/2012		300,000	307,513
May Department Stores Company
4.80% due 07/15/2009		300,000	298,298
Merrill Lynch & Company, Inc., MTN
4.96% due 08/14/2009 (b)		400,000	391,445
5.1912% due 10/23/2008 (b)		2,000,000	1,973,036
Metropolitan Life Global Funding I, MTN
4.945% due 05/17/2010 (b)(f)		2,900,000	2,878,653
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)		400,000	406,668
9.87% due 06/30/2049 (b)(f)		560,000	565,114
Mizuho Preferred Capital Company LLC
8.79% due 12/29/2049 (b)(f)		1,900,000	1,916,756
Morgan Stanley
5.7225% due 10/15/2015 (b)		2,100,000	1,968,175
6.25% due 08/28/2017		500,000	508,302
Morgan Stanley, MTN
4.9719% due 11/21/2008 (b)		300,000	297,805
Morgan Stanley, Series F, MTN
4.925% due 05/07/2009 (b)		2,800,000	2,765,308
News America Holdings, Inc.
6.75% due 01/09/2038		125,000	136,401
Nisource Finance Corp.
5.40% due 07/15/2014		400,000	391,792
Nordea Bank Finland NY, Series YCD
5.23% due 04/09/2009		6,900,000	6,891,196
PLD International Finance LLC
4.375% due 04/13/2011	EUR	350,000	475,042
Reynolds American, Inc.
5.6906% due 06/15/2011 (b)		$800,000	780,000
Royal Bank of Scotland
4.875% due 07/03/2008		8,400,000	8,391,701
Ryder System, Inc., MTN
5.85% due 11/01/2016		1,100,000	1,095,163
Sara Lee Corp.
6.25% due 09/15/2011		800,000	830,935
SB Treasury Company LLC
9.40% due 12/29/2049 (b)		1,100,000	1,124,799
9.40% due 12/29/2049 (b)(f)		2,370,000	2,416,665
Sealed Air Corp.
5.625% due 07/15/2013 (f)		1,200,000	1,198,348
Shackleton Re, Ltd.
12.96% due 02/07/2008 (b)(f)		2,000,000	2,004,600
Sprint Capital Corp.
6.375% due 05/01/2009		50,000	50,252
8.75% due 03/15/2032		300,000	338,159

The accompanying notes are an integral part of the financial statements.

79

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
Sprint Nextel Corp.
6.00% due 12/01/2016		$1,400,000	$1,340,910
State Street Capital Trust IV
5.991% due 06/15/2037 (b)		2,300,000	1,784,347
Supervalu, Inc.
7.50% due 11/15/2014		200,000	205,000
Time Warner, Inc.
5.1094% due 11/13/2009 (b)		2,400,000	2,340,955
Tokai Preferred Capital Company LLC
9.98% due 12/29/2049 (b)		1,100,000	1,119,523
Unicreditio Italiano, Series YCD
4.855% due 05/06/2008		5,100,000	5,096,456
US Bancorp
4.885% due 04/28/2009 (b)		2,500,000	2,490,720
Viacom, Inc.
5.75% due 04/30/2011		1,200,000	1,215,094
Wal-Mart Stores, Inc.
5.25% due 09/28/2035	GBP	250,000	472,073
Wells Fargo & Company
3.50% due 04/04/2008		$250,000	248,962
Westpac Banking Corp., Series DPNT
5.2119% due 06/06/2008 (b)		2,500,000	2,498,685
Xerox Corp.
9.75% due 01/15/2009		1,200,000	1,254,493

			190,108,083

TOTAL CORPORATE BONDS (Cost $343,790,464)			$348,487,184

MUNICIPAL BONDS - 0.47%

California - 0.02%
Los Angeles California Wastewater
Systems Revenue, Series A
5.00% due 06/01/2027		200,000	205,518
Metropolitan Water District Southern California
Waterworks Revenue
5.00% due 10/01/2036		45,000	46,308

			251,826
Illinois - 0.05%
Chicago Illinois, Series A
4.75% due 01/01/2030 (i)		700,000	708,351

Iowa - 0.04%
Tobacco Settlement Authority of Iowa, Tobacco
Settlement Revenue, Series A
6.50% due 06/01/2023		575,000	547,860

Kentucky - 0.01%
Louisville & Jefferson Kentucky Sewer, Series A
5.00% due 05/15/2036		100,000	102,167

New York - 0.12%
New York City Municipal Water Finance Authority,
Series D
4.75% due 06/15/2038 (i)		600,000	604,554
New York City Transitional Financial Authority
5.00% due 02/01/2028		285,000	295,260

Global Bond Trust (continued)

	Shares or Principal Amount		Value

MUNICIPAL BONDS (continued)
New York (continued)
Tobacco Settlement Financing Corp., Asset
Backed Series A-1-Callable
5.25% due 06/01/2013		$700,000	$704,809

			1,604,623
Ohio - 0.20%
Buckeye Tobacco Settlement Financing Authority
5.875% due 06/01/2047		2,700,000	2,575,287

Puerto Rico - 0.01%
Puerto Rico Sales Tax Financing Corp.
zero coupon due 08/01/2054		800,000	70,912
Texas - 0.02%
Harris County, Texas
5.00% due 08/01/2033		200,000	202,314

TOTAL MUNICIPAL BONDS (Cost $6,193,727)			$6,063,340

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.15%

Cayman Islands - 0.00%
SHL Corp Ltd., Series 1999-1A, Class A2
1.665% due 12/25/2024 (b)(f)	JPY	1,902,380	17,279
Ireland - 0.09%
Emerald Mortgages PLC, Series 2, Class A
5.198% due 04/30/2028 (b)	EUR	266,112	388,678
Lusitano Motgages PLC, Series 1, Class A
5.228% due 12/15/2035 (b)		497,680	722,256

			1,110,934
Italy - 0.54%
Seashell Securities PLC, Series 2001-II, Class A
4.93% due 07/25/2028 (b)		493,899	720,358
Siena Mortgages, Series 2003-4, Class A2
5.178% due 12/16/2038 (b)		4,285,624	6,195,759

			6,916,117
Netherlands - 0.36%
Arena BV, Series 2000-I, Class A
6.10% due 11/15/2062 (b)		500,000	750,142
Atomium Mortgage Finance BV,
Series 2003-I, Class A
5.019% due 07/01/2034 (b)		154,716	225,618
Delphinus BV, Series 2001-II, Class A1
5.003% due 11/28/2031 (b)		325,061	473,575
Delphinus BV, Series 2002-I, Class A1
4.88% due 04/25/2092 (b)		185,253	270,416
Delphinus BV, Series 2003-I, Class A1
4.91% due 04/25/2093 (b)		500,000	728,510
Dutch MBS BV, Series X, Class B
5.072% due 10/02/2079 (b)		851,746	1,238,442
Dutch MBS BV, Series XI, Class A1
4.843% due 11/02/2034 (b)		169,556	247,283
Dutch Mortgage Portfolio Loans, BV,
Series III, Class A
4.834% due 11/20/2035 (b)		244,786	354,911

The accompanying notes are an integral part of the financial statements.

80

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Netherlands (continued)
Holland Euro-Denominated Mortgage
Backed Series, Series 2, Class A
4.925% due 04/18/2012 (b)	EUR	271,503	$395,794

			4,684,691
United Kingdom - 0.57%
Bauhaus Securities Ltd., Series 1, Class A2
4.925% due 10/30/2052 (b)		503,236	729,135
Haus, Ltd., Series 2000-1A, Class A2
5.164% due 12/10/2037 (b)(f)		467,740	681,644
Permanent Financing PLC,
Series 2004-4, Class 5A2
6.785% due 06/10/2042 (b)	GBP	3,000,000	5,885,993

			7,296,772
United States - 9.59%
Adjustable Rate Mortgage Trust, Series 2005-5,
Class 2A1
5.1341% due 09/25/2035 (b)		$312,327	310,050
American Home Mortgage Investment Trust,
Series 2004-3, Class 5A
4.29% due 10/25/2034 (b)		233,304	227,510
Banc of America Funding Corp., Series 2006-J,
Class 4A1
6.1441% due 01/20/2047 (b)		445,460	438,616
Banc of America Mortgage Securities,
Series 2004-4, Class 1A9
5.00% due 05/25/2034		543,504	518,316
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
4.6522% due 10/25/2033 (b)		490,880	485,874
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9, Class 2A1
4.4857% due 02/25/2034 (b)		83,354	82,305
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 22A
4.4341% due 05/25/2034 (b)		953,760	937,222
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 23A
4.6727% due 05/25/2034 (b)		323,253	314,370
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 22A1
4.7809% due 11/25/2034 (b)		344,453	339,022
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
4.125% due 03/25/2035 (b)		5,743,978	5,690,216
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2
4.125% due 03/25/2035 (b)		3,466,065	3,408,763
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1
4.55% due 08/25/2035 (b)		4,545,989	4,494,185
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.5266% due 09/25/2035 (b)		2,280,777	2,246,132
Bear Stearns Alt-A Trust, Series 2006-1, Class 21A2
5.9493% due 02/25/2036 (b)		3,783,875	3,746,356

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 1A1
5.6835% due 01/26/2036 (b)	$3,973,419	$3,935,650
Bear Stearns Structured Products, Inc., Series
2007-R7, Class A1
4.9888% due 01/25/2037 (b)(f)	5,408,741	5,353,074
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1
4.7475% due 08/25/2035 (b)	1,840,131	1,807,112
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A2
4.2475% due 08/25/2035 (b)	1,718,002	1,683,685
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Class A4
5.322% due 12/11/2049	5,600,000	5,583,465
Countrywide Alternative Loan Trust, Series
2007-OA7, Class A1A
5.045% due 05/25/2047 (b)	3,549,627	3,349,339
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-12, Class 11A1
6.141% due 08/25/2034 (b)	221,083	219,723
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-22, Class A3
4.801% due 11/25/2034 (b)	646,685	642,071
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB5, Class 2A1
4.8541% due 04/20/2035 (b)	346,958	346,191
Countrywide Home Loans,
Series 2004-25, Class 1A1
5.195% due 02/25/2035 (b)	103,469	99,897
Countrywide Home Loans,
Series 2004-25, Class 2A1
5.205% due 02/25/2035 (b)	156,866	147,640
Countrywide Mortgage Backed Securities, Inc.,
Series 2004-7, Class 5A2
5.135% due 05/25/2034 (b)	34,131	34,128
Countrywide Mortgage Backed Securities, Inc.,
Series 2005-2, Class 2A1
5.185% due 03/25/2035 (b)	245,574	232,522
CS First Boston Mortgage Securities Corp., Series
2003-AR18, Class 2A3
4.199% due 07/25/2033 (b)	86,200	85,881
CS First Boston Mortgage Securities Corp., Series
2003-AR20, Class 2A1
4.0909% due 08/25/2033 (b)	1,387,581	1,391,274
CS First Boston Mortgage Securities Corp.,
Series 2002-AR13, Class 3A
5.6392% due 05/25/2032 (b)	14,825	14,775
CS First Boston Mortgage Securities Corp.,
Series 2003-8, Class 5A1
6.50% due 04/25/2033	74,177	74,380
CSAB Mortgage Backed Trust,
Series 2006-1, Class A1A
4.965% due 06/25/2036 (b)	360,466	357,049
Federal Home Loan Mortgage Corp., REMICS,
Series 2007-3336, Class GA
5.00% due 05/15/2027	5,596,458	5,631,676

The accompanying notes are an integral part of the financial statements.

81

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Federal Home Loan Mortgage Corp., REMICS,
Series 2007-3346, Class FA
5.2575% due 02/15/2019 (b)	$8,093,919	$8,048,350
Federal Home Loan Mortgage Corp., Series 2752,
Class FM
5.3775% due 12/15/2030 (b)	395,087	394,737
Federal Home Loan Mortgage Corp.,
Series 2003-2581, Class QG
5.00% due 12/15/2031	2,500,000	2,432,526
Federal Home Loan Mortgage Corp.,
Series 2005-2922, Class EH
4.50% due 07/15/2023	3,960,365	3,867,761
Federal Home Loan Mortgage Corp.,
Series 2005-3037, Class BC
4.50% due 02/15/2020	5,955,674	5,909,815
Federal Home Loan Mortgage Corp., Structured
Pass Through Securities, Series T-62, Class
1A1
6.0626% due 10/25/2044 (b)	3,446,996	3,453,815
First Alliance Mortgage Loan,
Series 1997-4, Class A3
5.1788% due 12/20/2027 (b)	33,322	32,806
First Horizon Asset Securities, Inc., Series
2003-AR2, Class 2A1
4.7372% due 07/25/2033 (b)	200,997	199,987
First Horizon Asset Securities, Inc., Series
2003-AR4, Class 2A1
4.4017% due 12/25/2033 (b)	513,119	509,945
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 2A1
5.3717% due 08/25/2035 (b)	321,932	320,546
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
5.3775% due 11/15/2031 (b)	148,804	145,550
GMAC Mortgage Corp. Loan Trust, Series
2004-AR1, Class 22A
4.3111% due 06/25/2034 (b)	71,445	70,189
GMAC Mortgage Corp. Loan Trust,
Series 2004-J4, Class A1
5.50% due 09/25/2034	356,231	356,113
Greenpoint Mortgage Funding Trust, Series
2006-AR6, Class A1A
4.945% due 10/25/2046 (b)	3,621,003	3,545,619
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
4.3806% due 10/25/2033 (b)	75,791	75,147
GS Mortgage Securities Corp., Series 2003-1,
Class A2
5.565% due 01/25/2032 (b)	147,196	147,644
GSR Mortgage Loan Trust, Series 2003-1, Class A2
4.603% due 03/25/2033 (b)	440,629	433,683
Harborview Mortgage Loan Trust, Series 2003-1,
Class A
4.9704% due 05/19/2033 (b)	810,036	797,538
Harborview Mortgage Loan Trust, Series 2005-4,
Class 3A1
5.1475% due 07/19/2035 (b)	126,292	124,761

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Indymac Index Mortgage Loan Trust, Series
2004-AR11, Class 2A
5.047% due 12/25/2034 (b)	$189,085	$187,050
JP Morgan Mortgage Trust, Series 2003-A2, Class
3A1
4.3905% due 11/25/2033 (b)	440,335	434,145
JP Morgan Mortgage Trust, Series 2005-A1, Class
6T1
5.0227% due 02/25/2035 (b)	955,730	936,086
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A5
4.7661% due 07/25/2035 (b)	5,265,341	5,217,966
Mastr Adjustable Rate Mortgages Trust, Series
2004-6, Class 4A4
4.1388% due 07/25/2034 (b)	600,000	595,575
Mellon Residential Funding Corp., Series
2000-TBC3, Class A1
5.4675% due 12/15/2030 (b)	142,906	139,985
Merrill Lynch Credit Corp. Mortgage Investors, Inc.,
Series 1999-A, Class A
5.4075% due 03/15/2025 (b)	77,265	75,635
Merrill Lynch Mortgage Investors, Inc., Series
2003-A2, Class 1A1
6.4393% due 02/25/2033 (b)	810,094	805,975
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 1A
4.25% due 10/25/2035 (b)	2,588,744	2,494,051
Merrill Lynch Mortgage Investors, Inc., Series
2005-3, Class 4A
5.115% due 11/25/2035 (b)	2,595,484	2,509,706
Merrill Lynch Mortgage Investors, Inc., Series
2005-A10, Class A
5.075% due 02/25/2036 (b)	7,107,269	6,862,047
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3, Class A4
5.414% due 07/12/2046 (b)	2,400,000	2,413,496
Residential Funding Mortgage Securities I, Series
2005-SA4, Class 1A21
5.216% due 09/25/2035 (b)	291,260	286,918
Sequoia Mortgage Trust, Series 5, Class A
5.315% due 10/19/2026 (b)	99,601	97,294
Sequoia Mortgage Trust, Series 2003-4, Class 2A1
5.2988% due 07/20/2033 (b)	394,707	385,037
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
4.18% due 02/25/2034 (b)	343,848	341,280
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 7A1
5.21% due 09/25/2034 (b)	1,516,963	1,508,889
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4, Class 3A2
4.59% due 04/25/2034 (b)	760,190	757,833
WaMu Mortgage Pass-Through Certificates, Series
2002-AR17, Class 1A
5.9875% due 11/25/2042 (b)	951,460	921,799

The accompanying notes are an integral part of the financial statements.

82

John Hancock Trust Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
WaMu Mortgage Pass-Through Certificates, Series
2002-AR2, Class A
5.483% due 02/27/2034 (b)	$166,926	$163,322
WaMu Mortgage Pass-Through Certificates, Series
2003-AR5, Class A7
4.208% due 06/25/2033 (b)	389,382	387,038
WaMu Mortgage Pass-Through Certificates, Series
2005-AR15, Class A1A1
5.125% due 11/25/2045 (b)	429,122	404,998
WaMu Mortgage Pass-Through Certificates, Series
2005-AR2, Class 2A1A
5.175% due 01/25/2045 (b)	126,645	119,825
WaMu Mortgage Pass-Through Certificates, Series
2005-AR6, Class 2A1A
5.095% due 04/25/2045 (b)	254,964	240,720
WaMu Mortgage Pass-Through Certificates,
Series 2003-R1, Class A1
5.405% due 12/25/2027 (b)	413,429	395,170
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR11, Class 1A1
4.6158% due 06/25/2035 (b)	9,061,908	8,969,671

		122,746,512

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $139,637,878)		$142,772,305

ASSET BACKED SECURITIES - 0.94%

United States - 0.94%
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
5.155% due 07/25/2032 (b)	6,344	6,196
Amresco Residential Securities,
Series 1999-1, Class A
5.805% due 06/25/2029 (b)	27,650	26,883
Home Equity Asset Trust, Series 2002-1, Class A4
5.465% due 11/25/2032 (b)	1,283	1,248
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	1,700,000	1,709,438
Residential Asset Mortgage Products, Inc.,
Series 2002-RS3, Class AII1
5.425% due 06/25/2032 (b)	20,226	19,950
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
5.365% due 07/25/2032 (b)	75,280	70,251
Securitized Asset Backed Receivables LLC Trust,
Series 2007-NC1, Class A2A
4.915% due 12/25/2036 (b)	3,681,631	3,551,273
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR3, Class 1A2
5.255% due 07/19/2034 (b)	194,373	193,361
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)	4,700,000	4,775,200
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
5.095% due 10/25/2035 (b)(f)	1,654,840	1,631,167

Global Bond Trust (continued)

	Shares or Principal Amount		Value

ASSET BACKED SECURITIES
(continued)

United States (continued)
Wells Fargo Home Equity Trust,
Series 2005-4, Class AII1
4.985% due 12/25/2035 (b)(f)		$97,220	$97,168

			12,082,135

TOTAL ASSET BACKED SECURITIES
(Cost $12,168,369)			$12,082,135

SUPRANATIONAL OBLIGATIONS - 0.18%

Japan - 0.07%
Inter-American Development Bank
1.90% due 07/08/2009	JPY	100,000,000	909,758

United States - 0.11%
European Investment Bank
5.305% due 04/22/2008 (b)		$1,343,900	1,345,554

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,175,317)			$2,255,312

PREFERRED STOCKS - 0.28%

United States - 0.28%
DG Funding Trust (f)		236	2,490,537
Fresenius Medical Care Capital Trust		1,100	1,100,000

			3,590,537

TOTAL PREFERRED STOCKS (Cost $3,625,869)			$3,590,537

TERM LOANS - 1.67%

Australia - 0.22%
Seven Media Group, Term T1
9.1483% due 02/07/2013 (b)	AUD	3,352,381	2,844,214

United States - 1.45%
Chrysler Financial
9.00% due 08/03/2012 (b)		$9,260,500	8,931,752
Ford Motor Company, Term B
8.00% due 11/29/2013		990,000	918,973
Georgia Pacific Corp.
6.89405% due 12/20/2012 (b)		1,960,000	1,868,399
HCA, Inc.
7.08% due 11/01/2013 (b)		1,980,000	1,907,918
MGM Studios, Term B
8.11% due 04/08/2012 (b)		989,924	920,011
Shackleton B Event Linked Loan
13.00% due 08/01/2008 (b)		2,000,000	1,990,000
Shackleton C Event Linked Loan
12.50% due 08/01/2008 (b)		2,000,000	1,990,000

			18,527,053

TOTAL TERM LOANS (Cost $21,395,220)			$21,371,267

OPTIONS - 3.06%

France - 0.06%
Over The Counter European Purchase Call Option
on the EUR vs. USD
Expiration 05/21/2010 at $1.3750 *		1,200,000	122,482
Expiration 06/03/2010 at $1.3750 *		4,200,000	439,625

The accompanying notes are an integral part of the financial statements.

83

John Hancock Trust Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

OPTIONS (continued)

France (continued)
Over The Counter European Purchase Put Option
on the EUR vs. USD
Expiration 05/21/2010 at $1.3750 *	1,200,000	$48,751
Expiration 06/03/2010 at $1.3750 *	4,200,000	155,505

		766,363
Germany - 0.15%
EUREX American Call on Euro-Shatz Futures
Expiration 02/22/2008 at $106.20 *	50,000,000	3,655
Expiration 02/22/2008 at $107.00 *	33,600,000	2,456
Expiration 02/22/2008 at $107.50 *	73,000,000	5,337
EUREX American Put on Euro-Bund Futures
Expiration 02/22/2008 at $105.50 *	108,200,000	15,820
Over The Counter European Purchase Call Option
on the EUR vs. USD
Expiration 07/08/2010 at $1.392 *	12,000,000	614,938
Over The Counter European Purchase Put Option
on the EUR vs. USD
Expiration 07/08/2010 at $1.392 *	12,000,000	1,034,570
Over The Counter European Purchase Put Option
on the German Government Bond
Expiration 02/22/2008 at $5.25 *	41,500,000	1
Over The Counter European Style Call on
EUR-LIBOR Rate Swaption
Expiration 09/14/2009 at $4.00 *	68,000,000	266,235

		1,943,012
United Kingdom - 0.00%
LIFFE American Purchase Put on UK 90-Day
Futures
Expiration 03/19/2008 at $93.00 *	101,250,000	0

United States - 2.85%
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note 2 Yrs. Futures
Expiration 02/22/2008 at $115.00 *	106,000	828
Expiration 02/22/2008 at $116.00 *	2,760,000	21,564
Expiration 02/22/2008 at $118.00 *	344,000	2,688
Expiration 02/22/2008 at $120.00 *	318,000	2,485
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note 5 Yrs. Futures
Expiration 02/22/2008 at $124.00 *	130,000	2,031
Expiration 02/22/2008 at $126.00 *	519,000	8,109
Expiration 02/22/2008 at $127.00 *	1,919,000	29,984
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note Futures
Expiration 02/22/2008 at $136.00 *	222,000	3,469
Expiration 02/22/2008 at $137.00 *	656,000	10,250
Expiration 02/22/2008 at $138.00 *	311,000	4,859
Chicago Board of Trade American Purchase Put on
U.S. Treasury Bond Futures
Expiration 02/22/2008 at $104.00 *	80,000	3,750
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 06/16/2008 at $92.50 *	2,067,500	5,169
Expiration 03/17/2008 at $92.75 *	1,327,500	3,319
Expiration 03/17/2008 at $93.00 *	1,302,500	3,256

Global Bond Trust (continued)

	Shares or Principal Amount	Value

OPTIONS (continued)

United States (continued)
Over The Counter European Purchase Call on
FNMA TBA, 5.00%
Expiration 01/07/2008 at $104.00 *	1,000,000	$0
Expiration 03/05/2008 at $104.50 *	111,500,000	1
Over The Counter European Purchase Call Option
on the EUR vs. USD
Expiration 05/21/2008 at $1.3550 *	8,200,000	904,196
Expiration 05/19/2010 at $1.3665 *	2,400,000	257,793
Expiration 05/21/2010 at $1.3750 *	2,300,000	234,758
Over The Counter European Purchase Call Option
on the USD vs. JPY
Expiration 03/17/2010 at $103.80 *	12,000,000	645,792
Expiration 01/18/2008 at $114.65 *	16,800,000	28,174
Expiration 02/13/2008 at $115.35 *	28,400,000	90,454
Expiration 01/18/2008 at $120.00 *	8,500,000	9,172
Over The Counter European Purchase Put on FG
TBA, 5.50%
Expiration 03/05/2008 at $88.8125 *	14,000,000	0
Over The Counter European Purchase Put on
FNMA TBA, 5.50%
Expiration 02/05/2008 at $87.78125 *	44,000,000	0
Expiration 02/05/2008 at $89.00 *	18,000,000	0
Expiration 03/05/2008 at $89.00 *	237,000,000	2
Over The Counter European Purchase Put on
Treasury Inflationary Index, 2.00%
Expiration 02/27/2008 at $94.00 *	10,000,000	0
Over The Counter European Purchase Put on
Treasury Inflationary Index, 2.625%
Expiration 02/27/2008 at $92.00 *	10,000,000	0
Over The Counter European Purchase Put Option
on the EUR vs. USD
Expiration 05/21/2008 at $1.3550 *	8,200,000	52,163
Expiration 05/19/2010 at $1.3665 *	2,400,000	91,674
Expiration 05/21/2010 at $1.3750 *	2,300,000	93,440
Over The Counter European Purchase Put Option
on the USD vs. JPY
Expiration 03/17/2010 at $103.80 *	12,000,000	535,488
Expiration 01/18/2008 at $114.65 *	16,800,000	503,849
Expiration 02/13/2008 at $115.35 *	28,400,000	1,147,417
Over The Counter European Style Call on
USD-LIBOR Rate Swaption
Expiration 07/06/2009 at $4.25 *	100,500,000	1,178,363
Expiration 09/26/2008 at $4.75 *	67,000,000	1,386,190
Expiration 09/26/2008 at $4.75 *	31,000,000	641,371
Expiration 09/30/2008 at $4.75 *	30,100,000	622,751
Expiration 03/31/2008 at $4.75 *	394,400,000	7,929,925
Expiration 03/31/2008 at $4.75 *	147,400,000	2,963,669
Expiration 09/26/2008 at $4.75 *	37,400,000	773,784
Expiration 08/28/2009 at $5.00 *	56,200,000	1,096,726
Expiration 08/28/2009 at $5.00 *	110,100,000	2,148,568
Expiration 08/28/2009 at $5.00 *	24,500,000	478,110
Expiration 02/01/2008 at $5.00 *	190,700,000	4,439,801
Expiration 02/01/2008 at $5.00 *	20,700,000	481,929

The accompanying notes are an integral part of the financial statements.

84

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

OPTIONS (continued)

United States (continued)
Over The Counter European Style Call on
USD-LIBOR Rate Swaption (continued)
Expiration 08/03/2009 at $5.30 *		315,800,000	$7,566,284

			36,403,605

TOTAL OPTIONS (Cost $18,393,657)			$39,112,980

REPURCHASE AGREEMENTS - 0.08%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$1,050,210 on 01/02/2008,
collateralized by $1,065,000
Federal Home Loan Bank, 4.125%
due 04/18/2008 (valued at
$1,072,577, including interest)		$1,050,000	$1,050,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,050,000)			$1,050,000

SHORT TERM INVESTMENTS - 10.92%
Abbey National North America LLC
4.25% due 01/07/2008		$7,700,000	$7,694,546
Kingdom of Belgium
zero coupon due 03/13/2008 (h)	EUR	56,100,000	81,378,140
Citibank Omni Master Trust
5.94% due 02/01/2008		$12,500,000	12,436,063
Dexia Credit Local SA - Series YCD
4.7588% due 09/29/2008	EUR	6,700,000	6,698,062
Fortis Bank
5.1481% due 09/30/2008 (b)		$6,500,000	6,498,064
Nordea Bank Finland PLC, Series YCD
5.1875% due 12/01/2008 (b)		5,300,000	5,293,640
Societe Generale NY
4.815% due 03/26/2008		11,100,000	11,099,235
U.S. Treasury Bills
zero coupon due 02/28/2008 to
03/13/2008		1,050,000	1,045,154
zero coupon due 02/28/2008 to
03/13/2008 ****		7,735,000	7,691,814

TOTAL SHORT TERM INVESTMENTS
(Cost $140,108,323)			$139,834,718

Total Investments (Global Bond Trust)
(Cost $1,818,472,119) - 146.90%			$1,880,737,835
Liabilities in Excess of Other Assets - (46.90)%			(600,494,596)

TOTAL NET ASSETS - 100.00%			$1,280,243,239

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 41.67%
Federal National Mortgage Association
5.00%, TBA **	$105,000,000	$102,473,490

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (Proceeds $103,306,250)		$102,473,490

U.S. TREASURY BONDS - 1.55%
U.S. Treasury Bonds
4.50%, due 02/15/2036	3,800,000	$3,821,671

TOTAL U.S. TREASURY
BONDS (Proceeds $3,867,895)		$3,821,671

U.S. TREASURY NOTES - 56.78%
U.S. Treasury Notes
4.625%, due 07/31/2012	7,000,000	$7,354,375
4.875%, due 08/15/2016	45,000,000	$47,917,980
4.625%, due 11/15/2016	33,500,000	$35,083,411
4.50%, due 05/15/2017	47,500,000	$49,262,678

TOTAL U.S. TREASURY
NOTES (Proceeds $138,420,171)		$139,618,444

Total Securities Sold Short
(Proceeds $245,594,316)		$245,913,605

High Income Trust

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS - 1.75%

Brazil - 1.75%
Federative Republic of Brazil
12.50% due 01/05/2016	BRL	12,500,000	$7,654,494

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $8,215,315)			$7,654,494

CORPORATE BONDS - 59.90%

Advertising - 0.92%
Vertis, Inc.
9.75% due 04/01/2009		$3,365,000	3,095,800
10.875% due 06/15/2009		1,500,000	913,125

			4,008,925

Air Travel - 5.41%
Alaska Airlines, Inc., Series D
9.50% due 04/12/2012		118,976	114,456
American Airlines, Inc., Series 90-K
9.93% due 06/15/2010		512,000	506,240
American Airlines, Inc., Series 91B2
10.32% due 07/30/2014 (f)		1,020,000	1,060,800
AMR Corp., Series MTNB
10.40% due 03/10/2011		4,500,000	4,488,750
Gol Finance
8.75% due 12/31/2049 (f)		3,870,000	3,599,100
Northwest Airlines
zero coupon due 01/16/2017 *		4,640,000	139,200

The accompanying notes are an integral part of the financial statements.

85

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Air Travel (continued)
Northwest Airlines (continued)
6.625% due 02/15/2023	$15,810,000	$592,875
7.625% due 11/15/2023 *	8,965,000	336,188
8.70% due 03/15/2049 *	2,220,000	74,925
8.875% due 06/01/2049 *	6,860,000	222,950
9.875% due 03/15/2037 *	7,390,000	249,413
10.00% due 02/01/2009 *	3,810,000	123,825
United Airlines, Inc., Series 00-2
7.762% due 10/01/2049	6,568,473	6,108,680
US Airways Group, Inc.
7.00% due 09/30/2020	5,895,000	6,039,840

		23,657,242

Apparel & Textiles - 0.09%
Hanesbrands, Inc., Series B
8.2037% due 12/15/2014 (b)	385,000	381,150

Broadcasting - 6.69%
Canadian Satellite Radio Holdings, Inc., ADR
8.00% due 09/10/2014	1,900,000	1,900,000
12.75% due 02/15/2014	3,700,000	3,635,250
Sirius Satellite Radio, Inc.
9.625% due 08/01/2013	7,705,000	7,281,225
XM Satellite Radio Holdings, Inc.
1.75% due 12/01/2009	4,105,000	3,612,400
XM Satellite Radio, Inc.
9.4113% due 05/01/2013 (b)	5,325,000	5,005,500
9.75% due 05/01/2014	8,070,000	7,807,725

		29,242,100

Building Materials & Construction - 0.24%
Odebrecht Overseas, Ltd.
9.625% due 12/31/2049	1,050,000	1,073,625

Business Services - 1.02%
Allied Security Escrow Corp.
11.375% due 07/15/2011	1,356,000	1,274,640
Minerva Overseas, Ltd.
9.50% due 02/01/2017 (f)	2,115,000	2,025,112
MSX International UK
12.50% due 04/01/2012 (f)	1,235,000	1,148,550

		4,448,302

Cable & Television - 5.92%
Adelphia Communications Corp.
7.75% due 01/15/2009	3,000,000	296,250
9.875% due 03/01/2049	2,050,000	202,438
10.25% due 11/01/2049	1,025,000	98,656
Century Communications
8.375% due 12/15/2049	1,000,000	100
Charter Communications Holdings I LLC
10.00% due 05/15/2014	1,630,000	963,737
11.75% due 05/15/2014	4,801,000	3,036,632
12.125% due 01/15/2015	3,140,000	1,978,200
13.50% due 01/15/2014 (a)	1,240,000	888,150
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	11,810,000	9,625,150

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	$1,345,000	$1,318,100
Charter Communications Holdings LLC
8.75% due 11/15/2013	1,550,000	1,480,250
9.92% due 04/01/2014	550,000	322,438
Charter Communications Operating LLC
8.00% due 04/30/2012 (f)	2,735,000	2,639,275
Shaw Communications, Inc.
8.25% due 04/11/2010	172,000	180,385
Young Broadcasting, Inc.
8.75% due 01/15/2014	183,000	130,159
10.00% due 03/01/2011	3,451,000	2,696,094

		25,856,014

Cellular Communications - 2.60%
Centennial Communications Corp.
10.00% due 01/01/2013	2,105,000	2,189,200
10.9806% due 01/01/2013 (b)	680,000	695,300
Cricket Communications, Inc.
9.375% due 11/01/2014	1,345,000	1,260,938
Rural Cellular Corp.
8.1237% due 06/01/2013 (b)	5,060,000	5,135,900
9.875% due 02/01/2010	1,280,000	1,328,000
10.6613% due 11/01/2012 (b)	750,000	765,000

		11,374,338

Chemicals - 2.01%
American Pacific Corp.
9.00% due 02/01/2015	6,175,000	6,190,438
Huntsman International LLC
11.625% due 10/15/2010	59,000	62,540
Sterling Chemicals, Inc.
10.25% due 04/01/2015 (f)	350,000	349,562
Tronox Worldwide LLC
9.50% due 12/01/2012	2,235,000	2,156,775
Union Carbide Chemicals & Plastics
7.875% due 04/01/2023	40,000	41,854

		8,801,169

Containers & Glass - 1.97%
BWAY Corp.
10.00% due 10/15/2010	780,000	772,200
Clondalkin Acquisition BV
6.9906% due 12/15/2013 (b)(f)	750,000	708,750
Graphic Packaging International Corp.
9.50% due 08/15/2013	2,750,000	2,715,625
Pliant Corp.
11.625% due 06/15/2009	745,593	760,505
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	3,285,000	3,174,131
US Corrugated, Inc.
10.00% due 06/12/2013	540,000	496,800

		8,628,011

Drugs & Health Care - 0.65%
Duane Reade, Inc.
9.75% due 08/01/2011	3,145,000	2,838,363

The accompanying notes are an integral part of the financial statements.

86

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Electrical Utilities - 2.40%
Orion Power Holdings, Inc.
12.00% due 05/01/2010		$3,055,000	$3,329,950
Texas Competitive Electric Holdings Company LLC
10.25% due 11/01/2015 (f)		7,235,000	7,162,650

			10,492,600
Electronics - 0.26%
Muzak LLC/Muzak Finance Corp.
9.875% due 03/15/2009		1,884,000	1,123,335
Thomas & Betts Corp.
6.39% due 02/10/2009		11,000	11,195

			1,134,530

Energy - 0.37%
Exide Technologies, Series B
10.50% due 03/15/2013		1,600,000	1,600,000

Financial Services - 1.20%
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013		1,100,000	1,090,375
TAM Capital, Inc.
7.375% due 04/25/2017		1,290,000	1,109,400
Ucar Finance, Inc.
10.25% due 02/15/2012		2,943,000	3,034,969

			5,234,744

Food & Beverages - 1.17%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, step up to 11.50% on
11/01/2008 due 11/01/2011		4,380,000	4,095,300
Dole Food Company, Inc.
7.25% due 06/15/2010		1,111,000	1,011,010

			5,106,310

Forest Products - 0.08%
Tembec Industries, Inc.
8.50% due 02/01/2011		755,000	364,287
Gold - 0.57%
New Gold, Inc.
10.00% due 06/28/2017	CAD	3,080,000	2,496,580
Healthcare Services - 1.33%
Alliance Imaging, Inc.
7.25% due 12/15/2012 (f)		$745,000	707,750
Healthsouth Corp.
10.8287% due 06/15/2014 (b)		5,000,000	5,087,500

			5,795,250

Holdings Companies/Conglomerates - 1.58%
UAL Corp.
4.50% due 06/30/2021 (f)		5,650,000	6,918,425

Homebuilders - 0.06%
D.R. Horton, Inc.
9.75% due 09/15/2010		18,000	17,626
Meritage Homes Corp.
7.00% due 05/01/2014		114,000	81,510
Standard Pacific Corp.
6.50% due 10/01/2008		191,000	169,035

			268,171

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Hotels & Restaurants - 0.34%
Buffalo Thunder Development Authority
9.375% due 12/15/2014 (f)	$1,670,000	$1,486,300

International Oil - 0.40%
Dominion Petroleum Acquisitions
8.50% due 10/01/2011	1,825,000	1,741,963

Leisure Time - 8.76%
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	103,000	105,060
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	1,015,000	945,219
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (f)	4,970,000	4,311,475
Fontainebleau Senior Note
12.00% due 06/01/2022	3,040,000	2,584,000
Greektown Holdings LLC
10.75% due 12/01/2013 (f)	2,205,000	2,144,362
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	1,200,000	1,179,000
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	3,105,000	2,546,100
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,800,000	1,674,000
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (f)	2,440,000	2,452,200
Majestic Star Casino LLC
9.50% due 10/15/2010	6,385,000	6,033,825
9.75% due 01/15/2011	4,870,000	3,311,600
Marquee Holdings, Inc.
zero coupon due 08/15/2014	855,000	684,000
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (f)	1,495,000	1,506,213
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	750,000	705,000
9.75% due 04/01/2010	155,000	155,000
Scientific Games Corp.
6.25% due 12/15/2012	73,000	69,715
Seminole Hard Rock Entertainment, Inc.
7.4906% due 03/15/2014 (b)(f)	845,000	806,975
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015	8,290,000	6,310,762
Turning Stone Resort Casino
9.125% due 09/15/2014 (f)	720,000	734,400

		38,258,906

Liquor - 0.06%
Constellation Brands, Inc., Series B
8.125% due 01/15/2012	260,000	260,650

Manufacturing - 0.46%
Vitro SAB de CV
9.125% due 02/01/2017	2,175,000	2,001,000

Medical-Hospitals - 1.16%
Alliance Imaging, Inc.
7.25% due 12/15/2012	1,820,000	1,729,000

The accompanying notes are an integral part of the financial statements.

87

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Medical-Hospitals (continued)
Community Health Systems, Inc.
8.875% due 07/15/2015	$615,000	$626,531
Ralin Medical, Inc.
zero coupon due 11/21/2037	18,000	2,700,000

		5,055,531

Metal & Metal Products - 1.50%
Blaze Recycling & Metals LLC / Blaze Finance Corp.
10.875% due 07/15/2012 (f)	755,000	694,600
CII Carbon LLC
11.125% due 11/15/2015 (f)	5,935,000	5,845,975

		6,540,575

Mining - 0.10%
Drummond Company, Inc.
7.375% due 02/15/2016 (f)	500,000	463,750

Paper - 2.39%
Abitibi-Consolidated, Inc.
5.25% due 06/20/2008	710,000	679,825
6.00% due 06/20/2013	3,000,000	2,043,750
7.50% due 04/01/2028	509,000	327,032
7.75% due 06/15/2011	2,780,000	2,168,400
8.375% due 04/01/2015	1,050,000	779,625
Jefferson Smurfit Corp.
8.25% due 10/01/2012	790,000	778,150
Newark Group, Inc.
9.75% due 03/15/2014	1,643,000	1,569,065
Norske Skog Canada, Ltd.
7.375% due 03/01/2014	2,071,000	1,563,605
Pope & Talbot, Inc.
8.375% due 06/01/2013	400,000	94,000
8.375% due 06/01/2013	1,800,000	423,000

		10,426,452

Petroleum Services - 0.65%
McMoRan Exploration Company
11.875% due 11/15/2014	2,820,000	2,830,575

Publishing - 1.45%
Idearc, Inc.
8.00% due 11/15/2016	3,200,000	2,936,000
Quebecor World Capital Corp.
6.125% due 11/15/2013	3,805,000	2,963,144
8.75% due 03/15/2016 (f)	590,000	434,387

		6,333,531

Real Estate - 0.26%
Realogy Corp.
10.50% due 04/15/2014 (f)	965,000	721,338
12.375% due 04/15/2015 (f)	645,000	406,350

		1,127,688

Retail - 0.89%
Eye Care Centers of America
10.75% due 02/15/2015	1,448,000	1,534,880
Jo-Ann Stores, Inc.
7.50% due 03/01/2012	2,629,000	2,339,810

		3,874,690

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Sanitary Services - 0.50%
Allied Waste North America, Inc.
4.25% due 04/15/2034	$2,340,000	$2,176,200

Steel - 0.69%
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016	3,065,000	3,003,700

Telecommunications Equipment &
Services - 1.66%
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)	1,930,000	1,765,950
Mobile Satellite Ventures LP
zero coupon, Step up to 14% on
04/01/2010 due 04/01/2013 (f)	1,210,000	834,900
Terrestar Networks, Inc., PIK
15.00% due 02/15/2014 (f)	1,204,466	1,270,712
West Corp.
11.00% due 10/15/2016	3,425,000	3,399,312

		7,270,874

Tobacco - 1.07%
Alliance One International, Inc.
8.50% due 05/15/2012	940,000	916,500
11.00% due 05/15/2012	1,275,000	1,332,375
North Atlantic Trading Company
10.00% due 03/01/2012 (f)	2,626,750	2,416,610

		4,665,485

Travel Services - 1.02%
Travelport LLC
9.875% due 09/01/2014	4,415,000	4,481,225

TOTAL CORPORATE BONDS (Cost $282,861,935)		$261,719,231

CONVERTIBLE BONDS - 5.92%

Air Travel - 3.38%
AMR Corp.
4.25% due 09/23/2023	13,630,000	14,753,546

Cable & Television - 0.08%
Charter Communications, Inc.
6.50% due 10/01/2027	604,508	356,676

Holdings Companies/Conglomerates - 2.46%
UAL Corp.
4.50% due 06/30/2021	8,780,000	10,751,110

TOTAL CONVERTIBLE BONDS (Cost $29,859,685)		$25,861,332

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.41%
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B1
6.615% due 06/25/2047 (b)(f)	1,161,507	464,603
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B2
6.615% due 06/25/2047 (b)(f)	344,551	137,820
Countrywide Alternative Loan Trust, Series
2007-OA9, Class B3
6.615% due 06/25/2047 (b)(f)	690,832	276,333

The accompanying notes are an integral part of the financial statements.

88

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Alternative Loan Trust, Series
2007-OA9, Class XP
2.6884% IO due 06/25/2047	$56,808,622	$3,159,980
DSLA Mortgage Loan Trust, Series 2005-AR5,
Class X2
2.467% IO due 08/19/2045	147,295,554	4,787,105
Global Tower Partners Acquisition
LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (f)	540,000	517,946
GS Mortgage Securities Corp.
zero coupon due 10/26/2037	5,000	2,300,000
GS Mortgage Securities
Corp., Series 2006-NIM3, Class N3
8.112% due 06/25/2046 (f)	270,000	259,200
Harborview Mortgage Loan Trust,
Series 2007-3, Class ES
0.35% IO due 05/19/2047	81,139,714	621,226
Harborview Mortgage Loan Trust,
Series 2007-4, Class ES
0.3092% IO due 07/19/2047	80,825,635	719,853
Harborview Mortgage Loan Trust,
Series 2007-6, Class ES
0.2925% IO due 11/19/2015 (f)	57,644,376	441,340
Lehman XS Net Interest Margin
Notes, Series 2007-GPM8, Class A3
9.00% due 01/28/2047 (f)	720,000	679,500
Lehman XS Net Interest Margin
Notes, Series 2007-GPM8, Class A4
9.00% due 01/28/2047 (f)	505,000	463,969
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (f)	1,820,000	1,701,700
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (f)	1,380,000	1,280,778
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR8,
Class CX2P
1.6473% IO due 10/25/2046	41,841,421	1,464,450

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $19,362,789)		$19,275,803

ASSET BACKED SECURITIES - 1.17%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	1,545,000	1,560,654
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/27/2037 (f)	3,730,000	3,550,550

TOTAL ASSET BACKED SECURITIES
(Cost $5,290,336)		$5,111,204

COMMON STOCKS - 14.84%

Air Travel - 4.75%
Northwest Airlines Corp. *	1,431,640	20,773,097

Auto Parts - 0.30%
Federal Mogul Corp. *	32,949	1,302,656

Broadcasting - 2.10%
Canadian Satellite Radio Holdings, Inc. *	452,601	2,430,503

High Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Broadcasting (continued)
XM Satellite Radio Holdings, Inc., Class A *	550,200	$6,734,448

		9,164,951

Cable & Television - 3.23%
Adelphia Recovery Trust, Series ACC-1 *	5,927,870	385,311
Adelphia Recovery Trust, Series Arahova *	424,950	237,972
Charter Communications, Inc., Class A *	414,100	484,497
Comcast Corp., Special Class A *	522,025	9,459,093
Time Warner Cable, Inc. *	128,781	3,554,356

		14,121,229

Cellular Communications - 0.39%
USA Mobility, Inc. *	117,989	1,687,243

Commercial Services - 0.26%
Paragon Shipping, Inc. * (f)	56,717	1,130,370

Containers & Glass - 0.00%
Pliant Corp. * (a)	145	0

International Oil - 0.51%
Dominion Petroleum, Ltd., GDR *	3,779,020	2,219,143

Leisure Time - 0.88%
Fontainebleau Resorts LLC, Class A *	68,468	698,374
Isle of Capri Casinos, Inc. *	229,750	3,163,657

		3,862,031

Telecommunications Equipment &
Services - 1.44%
Chunghwa Telecom Company, Ltd. *	297,773	6,285,982

Telephone - 0.98%
Sprint Nextel Corp.	326,900	4,292,197

TOTAL COMMON STOCKS (Cost $75,732,440)		$64,838,899

PREFERRED STOCKS - 3.33%

Cellular Communications - 0.70%
Rural Cellular Corp.	2,347	3,036,431

Containers & Glass - 0.03%
Pliant Corp., Series AA *	1,287	135,135

Mining - 2.60%
Freeport-McMoRan Copper & Gold, Inc.	75,405	11,380,123

TOTAL PREFERRED STOCKS (Cost $14,701,772)		$14,551,689

TERM LOANS - 5.08%

Air Travel - 0.34%
Delta Airlines Inc.
7.36% due 04/30/2012 (b)	1,549,800	1,480,384

Broadcasting - 0.08%
Sirius Satellite Radio, Inc.
7.0625% due 12/20/2012 (b)	365,000	339,450

Healthcare Products - 0.13%
Bausch & Lomb, Inc.
8.2675% due 04/11/2015 (b)(j)	580,000	578,098

The accompanying notes are an integral part of the financial statements.

89

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Leisure Time - 0.18%
East Valley Tourist Development
10.88% due 08/06/2012 (b)	$810,000	$805,950

Medical-Hospitals - 1.62%
Community Health Systems, Inc.
7.3306% due 07/25/2014 (b)(j)	4,690,642	4,521,825
HCA Inc.
7.2025% due 11/18/2012 (b)	2,687,680	2,555,473

		7,077,298

Newspapers - 1.36%
Star Tribune Corp.
7.61% due 03/01/2014 (b)	3,247,488	2,478,905
11.1981% due 03/01/2015 (b)	1,495,000	1,141,178
Tribune Corp.
8.2438% due 05/30/2014 (b)	2,693,250	2,319,346

		5,939,429

Real Estate - 0.30%
Realogy Corp.
8.3515% due 10/10/2013 (b)	1,497,045	1,309,915

Trucking & Freight - 1.07%
Saint Acquisition Corp.
7.9375% due 05/06/2014 (b)	5,600,000	4,676,000

TOTAL TERM LOANS (Cost $23,623,284)		$22,206,524

WARRANTS - 0.09%

Commercial Services - 0.02%
Paragon Shipping, Inc.
(Expiration Date: 11/21/2011) * (f)	12,000	98,880

Gold - 0.07%
New Gold, Inc.
(Expiration Date: 06/28/2017, Strike
Price: CAD 15.00) *	214,500	289,057

TOTAL WARRANTS (Cost $445,373)		$387,937

REPURCHASE AGREEMENTS - 0.28%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$1,192,238 on 01/02/2008,
collateralized by $1,200,000
Federal National Mortgage
Association, 5.125% due
04/01/2010 (valued at $1,216,500,
including interest)	$1,192,000	$1,192,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,192,000)		$1,192,000

SHORT TERM INVESTMENTS - 2.91%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$11,500,000	$11,499,361
John Hancock Cash
Investment Trust, 5.1013% (c)(g)	1,207,141	1,207,141

TOTAL SHORT TERM INVESTMENTS
(Cost $12,706,503)		$12,706,502

Total Investments (High Income Trust)
(Cost $473,991,432) - 99.68%		$435,505,615
Other Assets in Excess of Liabilities - 0.32%		1,404,174

TOTAL NET ASSETS - 100.00%		$436,909,789

High Yield Trust

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS - 4.58%

Argentina - 0.13%
Republic of Argentina
1.00% due 10/30/2009 ^	EUR	1,425,000,000	$328,181
2.00% due 01/03/2010 (b)	ARS	2,426,000	816,368
7.00% due 09/12/2013		$1,141,000	1,004,080
8.00% due 02/26/2008 ^	EUR	450,000	218,431
9.00% due 05/26/2009 ^		300,000	139,260
9.00% due 11/19/2008 ^		222,000	52,109
11.75% due 05/20/2011 ^		275,000	68,630

			2,627,059

Brazil - 1.24%
Federative Republic of Brazil
6.00% due 05/15/2045	BRL	3,637,000	3,177,974
8.75% due 02/04/2025		$1,377,000	1,745,347
10.00% due 01/01/2012	BRL	7,262,000	3,717,659
10.00% due 07/01/2010		32,438,000	17,136,230
10.00% due 01/01/2010		1,000	535

			25,777,745

Colombia - 0.04%
Republic of Colombia
7.375% due 09/18/2037		$666,000	740,925

Ecuador - 0.13%
Republic of Ecuador
9.375% due 12/15/2015		50,000	50,500
10.00% due 08/15/2030		2,833,000	2,740,927

			2,791,427

Indonesia - 0.31%
Republic of Indonesia
10.25% due 07/15/2022	IDR	18,787,000,000	1,946,359
Republic of Indonesia, Series FR45
9.75% due 05/15/2037		14,208,000,000	1,557,489
10.25% due 07/15/2027		11,943,000,000	1,220,477
11.00% due 09/15/2025		15,723,000,000	1,712,204

			6,436,529

Mexico - 0.31%
Government of Mexico
6.375% due 01/16/2013		$1,403,000	1,492,091
8.375% due 01/14/2011		273,000	302,074
10.375% due 02/17/2009		2,155,000	2,290,765
11.375% due 09/15/2016		1,675,000	2,361,750

			6,446,680

Panama - 0.54%
Republic of Panama
6.70% due 01/26/2036		7,509,000	7,921,995
9.375% due 04/01/2029		2,450,000	3,350,375

			11,272,370

The accompanying notes are an integral part of the financial statements.

90

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Peru - 0.12%
Republic of Peru
6.55% due 03/14/2037		$834,000	$871,530
7.35% due 07/21/2025		194,000	221,160
8.75% due 11/21/2033		1,147,000	1,519,775

			2,612,465

Russia - 0.22%
Russian Federation
11.00% due 07/24/2018		2,619,000	3,738,623
12.75% due 06/24/2028		490,000	889,350

			4,627,973

Turkey - 1.00%
Republic of Turkey
6.875% due 03/17/2036		13,115,000	12,885,487
7.00% due 06/05/2020		202,000	209,575
7.00% due 09/26/2016		475,000	502,313
7.375% due 02/05/2025		2,906,000	3,051,300
14.00% due 01/19/2011	TRY	5,035,000	4,323,077

			20,971,752

Venezuela - 0.54%
Republic of Venezuela
5.75% due 02/26/2016		$6,671,000	5,370,155
7.65% due 04/21/2025		925,000	790,875
8.50% due 10/08/2014		433,000	417,845
9.375% due 01/13/2034		2,054,000	2,043,730
10.75% due 09/19/2013		2,420,000	2,589,400

			11,212,005

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $95,276,678)			$95,516,930

CORPORATE BONDS - 84.63%

Advertising - 0.76%
Lamar Media Corp.
6.625% due 08/15/2015		4,390,000	4,269,275
R.H. Donnelley Corp.
8.875% due 10/15/2017 (f)		1,230,000	1,137,750
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013		605,000	541,475
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013		640,000	572,800
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		10,050,000	9,396,750

			15,918,050

Aerospace - 1.22%
Alliant Techsystems, Inc.
6.75% due 04/01/2016		2,625,000	2,625,000
DRS Technologies, Inc.
6.625% due 02/01/2016		1,560,000	1,540,500
6.875% due 11/01/2013		4,625,000	4,601,875
7.625% due 02/01/2018		875,000	885,937
Hawker Beechcraft Acquisition Company LLC
8.875% due 04/01/2015 (a)(f)		10,205,000	10,102,950

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Aerospace (continued)
Hawker Beechcraft Acquisition Company LLC
(continued)
9.75% due 04/01/2017 (f)	$5,750,000	$5,721,250

		25,477,512

Air Travel - 1.34%
Continental Airlines, Inc.
6.541% due 09/15/2009	105,799	105,006
8.75% due 12/01/2011 (a)	3,920,000	3,694,600
Continental Airlines, Inc., Series C
7.339% due 04/19/2014	4,960,000	4,588,000
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (f)	14,790,000	15,603,450
Delta Air Lines, Inc.
8.954% due 08/10/2014 (f)	4,070,000	3,988,600

		27,979,656

Aluminum - 0.57%
Novelis, Inc.
7.25% due 02/15/2015	12,600,000	11,844,000

Apparel & Textiles - 0.20%
Levi Strauss & Company
9.75% due 01/15/2015	4,235,000	4,224,412

Auto Parts - 1.53%
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	3,590,000	3,266,900
11.25% due 11/01/2015 (a)(f)	6,980,000	6,090,050
Goodyear Tire & Rubber Company
9.00% due 07/01/2015	290,000	307,400
Keystone Automotive Operations
9.75% due 11/01/2013	5,455,000	4,009,425
Visteon Corp.
8.25% due 08/01/2010	20,565,000	18,200,025

		31,873,800

Auto Services - 1.77%
Ashtead Holdings PLC
8.625% due 08/01/2015 (f)	1,635,000	1,430,625
AutoNation, Inc.
7.00% due 04/15/2014	800,000	758,000
7.2425% due 04/15/2013 (b)	3,485,000	3,214,913
Hertz Corp.
8.875% due 01/01/2014	8,800,000	8,921,000
10.50% due 01/01/2016	12,655,000	13,097,925
Penhall International Corp.
12.00% due 08/01/2014 (f)	10,280,000	9,560,400

		36,982,863

Automobiles - 1.99%
Ford Motor Company
7.45% due 07/16/2031	11,305,000	8,393,962
General Motors Corp.
7.20% due 01/15/2011	3,500,000	3,220,000
8.375% due 07/15/2033	37,265,000	29,998,325

		41,612,287

The accompanying notes are an integral part of the financial statements.

91

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking - 2.11%
ATF Capital BV
9.25% due 02/21/2014 (f)	$10,220,000	$10,322,200
HSBC Bank PLC, Series E, MTN
7.00% due 11/01/2011	579,044	580,260
HSBC Bank PLC, Series RUB$
8.90% due 12/20/2010	62,682,000	2,560,016
HSBC Bank USA, BKNT
7.00% due 11/01/2011 (b)(f)	234,103	234,595
7.00% due 11/01/2011 (b)(f)	225,298	225,771
HSBK Europe BV
7.25% due 05/03/2017 (f)	9,900,000	9,396,358
HSBK Europe BV, Series REGS
7.25% due 05/03/2017	140,000	121,450
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)(f)	2,434,000	2,203,298
6.375% due 04/30/2022 (b)	1,907,000	1,702,665
JP Morgan Chase Bank NA
9.50% due 02/11/2011	153,637,000	6,219,996
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017 (f)	1,144,000	1,083,940
RSHB Capital SA for OJSC Russian Agricultural
Bank
7.175% due 05/16/2013 (f)	1,791,000	1,838,103
TuranAlem Finance BV
8.25% due 01/22/2037 (f)	5,570,000	4,762,350
8.25% due 01/22/2037	3,166,000	2,699,015

		43,950,017

Broadcasting - 0.43%
CanWest Media, Inc.
8.00% due 09/15/2012	226,000	213,288
CMP Susquehanna Corp.
9.875% due 05/15/2014	5,565,000	4,173,750
XM Satellite Radio, Inc.
9.4113% due 05/01/2013 (b)	3,445,000	3,238,300
9.75% due 05/01/2014	1,440,000	1,393,200

		9,018,538

Building Materials & Construction - 1.07%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	13,610,000	8,710,400
9.75% due 04/15/2012	6,560,000	6,691,200
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014	11,870,000	6,943,950

		22,345,550

Buildings - 0.14%
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)	2,880,000	3,001,780

Business Services - 2.51%
Affinion Group, Inc.
10.125% due 10/15/2013	7,282,000	7,363,922
11.50% due 10/15/2015	7,415,000	7,275,969
Allied Security Escrow Corp.
11.375% due 07/15/2011	10,380,000	9,757,200

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Business Services (continued)
Ceridian Corp., PIK
12.25% due 11/15/2015 (f)	$4,050,000	$3,776,625
First Data Corp.
9.875% due 09/24/2015 (f)	9,540,000	8,872,200
Sungard Data Systems, Inc.
9.125% due 08/15/2013	5,474,000	5,569,795
10.25% due 08/15/2015	8,000,000	8,180,000
Vangent, Inc.
9.625% due 02/15/2015	1,765,000	1,513,488

		52,309,199

Cable & Television - 3.24%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	720,000	698,400
9.6444% due 04/01/2009 (b)	100,000	101,125
Charter Communications Holdings I LLC
11.75% due 05/15/2014	15,115,000	9,560,238
12.125% due 01/15/2015	3,530,000	2,223,900
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	16,003,000	13,042,445
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	4,670,000	4,576,600
10.25% due 10/01/2013	3,030,000	2,901,225
Charter Communications Holdings LLC
11.75 due 05/15/2011	2,115,000	1,639,125
12.125 due 01/15/2012	2,260,000	1,661,100
CSC Holdings, Inc.
6.75% due 04/15/2012	5,285,000	5,053,781
7.25% due 07/15/2008	2,550,000	2,553,187
7.625% due 07/15/2018	280,000	257,250
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	2,935,000	2,927,663
8.125% due 08/15/2009	270,000	274,725
8.125% due 07/15/2009	650,000	660,562
EchoStar DBS Corp.
6.625% due 10/01/2014	8,000,000	7,960,000
7.00% due 10/01/2013	800,000	808,000
7.125% due 02/01/2016	2,195,000	2,238,900
Rogers Cable, Inc.
8.75% due 05/01/2032	4,200,000	5,278,325
Videotron Ltee.
6.375% due 12/15/2015	3,422,000	3,212,403

		67,628,954

Cellular Communications - 2.60%
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (f)	4,950,000	4,578,750
America Movil SAB de CV
5.625% due 11/15/2017	1,520,000	1,485,184
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	2,365,000	2,223,100
Rogers Wireless, Inc.
7.25% due 12/15/2012	550,000	596,141
9.625% due 05/01/2011	550,000	626,082

The accompanying notes are an integral part of the financial statements.

92

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cellular Communications (continued)
Rural Cellular Corp.
8.1237% due 06/01/2013 (b)	$4,740,000	$4,811,100
8.25% due 03/15/2012	6,645,000	6,894,188
9.875% due 02/01/2010	2,611,000	2,708,913
True Move Company, Ltd.
10.75% due 12/16/2013 (f)	23,634,000	23,870,340
True Move Company, Ltd., Series REGS
10.75% due 12/16/2013	800,000	822,000
UBS Luxembourg SA for OJSC Vimpel
Communications, Series REGS
8.25% due 05/23/2016	5,587,000	5,587,000

		54,202,798
Chemicals - 1.42%
Georgia Gulf Corp.
9.50% due 10/15/2014	6,040,000	4,816,900
10.75% due 10/15/2016	9,425,000	6,314,750
Huntsman International LLC
7.875% due 11/15/2014	3,360,000	3,561,600
IMC Global, Inc.
7.30% due 01/15/2028	145,000	143,550
Koppers, Inc.
9.875% due 10/15/2013	4,220,000	4,441,550
Methanex Corp.
8.75% due 08/15/2012	4,405,000	4,724,362
Montell Finance Company BV
8.10% due 03/15/2027 (f)	5,330,000	4,050,800
Westlake Chemical Corp.
6.625% due 01/15/2016	1,740,000	1,644,300

		29,697,812
Coal - 0.29%
International Coal Group, Inc.
10.25% due 07/15/2014	6,000,000	5,730,000
Peabody Energy Corp.
6.875% due 03/15/2013	310,000	311,550

		6,041,550
Commercial Services - 1.09%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	13,078,000	13,682,858
Rental Service Corp.
9.50% due 12/01/2014	6,065,000	5,428,175
U.S Investigations Services, Inc.
11.75% due 05/01/2016 (f)	4,090,000	3,558,300

		22,669,333
Computers & Business Equipment - 0.25%
Activant Solutions, Inc.
9.50% due 05/01/2016	6,030,000	5,215,950

Construction & Mining Equipment - 0.12%
Terex Corp.
7.375% due 01/15/2014	2,390,000	2,419,875

Construction Materials - 0.17%
Nortek, Inc.
8.50% due 09/01/2014	4,430,000	3,544,000

High Yield Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Containers & Glass - 1.75%
Graham Packaging Company
8.50% due 10/15/2012	$640,000	$598,400
9.875% due 10/15/2014	8,895,000	8,183,400
Graphic Packaging International Corp.
9.50% due 08/15/2013 (a)	10,780,000	10,645,250
Owens-Illinois, Inc.
7.35% due 05/15/2008	1,025,000	1,027,562
Owens-Illinois, Inc., Series 2010
7.50% due 05/15/2010 (a)	3,210,000	3,250,125
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (f)	3,550,000	3,550,000
Radnor Holdings Corp.
11.00% due 03/15/2010 ^	2,275,000	17,063
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017	5,825,000	5,628,406
8.375% due 07/01/2012 (a)	3,595,000	3,568,038

		36,468,244
Correctional Facilities - 0.28%
Corrections Corp. of America
6.25% due 03/15/2013	3,650,000	3,595,250
6.75% due 01/31/2014	2,225,000	2,233,344

		5,828,594
Crude Petroleum & Natural Gas - 1.70%
Chesapeake Energy Corp.
6.25% due 01/15/2018	9,415,000	9,038,400
6.50% due 08/15/2017	2,565,000	2,475,225
7.00% due 08/15/2014	1,975,000	1,984,875
7.75% due 01/15/2015	35,000	35,700
Mariner Energy, Inc.
7.50% due 04/15/2013	2,210,000	2,127,125
8.00% due 05/15/2017	2,360,000	2,244,950
OPTI Canada, Inc.
8.25% due 12/15/2014 (f)	4,135,000	4,093,650
PetroHawk Energy Corp.
9.125% due 07/15/2013	3,180,000	3,346,950
Petrozuata Finance, Inc.
8.22% due 04/01/2017 (f)	299,000	307,970
Petrozuata Finance, Inc., Series REGS
8.22% due 04/01/2017	5,661,000	5,887,440
W&T Offshore, Inc.
8.25% due 06/15/2014 (a)(f)	4,245,000	3,979,687

		35,521,972
Domestic Oil - 1.80%
Exco Resources, Inc.
7.25% due 01/15/2011	11,111,000	10,694,337
Parallel Petroleum Corp.
10.25% due 08/01/2014 (f)	6,760,000	6,760,000
Stone Energy Corp.
8.25% due 12/15/2011	11,025,000	11,025,000
Whiting Petroleum Corp.
7.00% due 02/01/2014	6,915,000	6,845,850
7.25% due 05/01/2012	2,365,000	2,329,525

		37,654,712

The accompanying notes are an integral part of the financial statements.

93

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Educational Services - 0.57%
American Achievement Corp.
8.25% due 04/01/2012	$956,000	$932,100
Education Management Corp.
8.75% due 06/01/2014	5,525,000	5,545,719
10.25% due 06/01/2016	5,225,000	5,381,750

		11,859,569
Electrical Utilities - 6.45%
AES China Generating Company
8.25% due 06/26/2010	115,000	111,838
AES Corp.
8.00% due 10/15/2017 (f)	9,710,000	9,928,475
8.75% due 05/15/2013 (f)	290,000	302,687
8.875% due 02/15/2011	3,100,000	3,231,750
9.375% due 09/15/2010	5,400,000	5,670,000
9.50% due 06/01/2009	995,000	1,029,825
Edison Mission Energy
7.625% due 05/15/2027	6,210,000	5,837,400
7.75% due 06/15/2016	4,100,000	4,223,000
EEB International Ltd.
8.75% due 10/31/2014 (f)	6,480,000	6,625,800
Energy Future Holdings Corp.
10.875% due 11/01/2017 (f)	1,340,000	1,346,700
11.25% due 11/01/2017 (a)(f)	58,240,000	58,968,000
Midwest Generation LLC, Series B
8.56% due 01/02/2016	1,840,735	1,964,984
Mirant Americas Generation LLC
8.30% due 05/01/2011	3,316,000	3,324,290
Mirant Mid Atlantic LLC, Series B
9.125% due 06/30/2017	7,576,651	8,391,141
Mirant Mid Atlantic LLC, Series C
10.06% due 12/30/2028	545,605	651,998
Orion Power Holdings, Inc.
12.00% due 05/01/2010	7,695,000	8,387,550
Texas Competitive Electric Holdings Company
LLC, PIK
10.50% due 11/01/2016 (f)	14,780,000	14,595,250

		134,590,688
Electronics - 0.49%
L-3 Communications Corp.
7.625% due 06/15/2012	3,500,000	3,583,125
L-3 Communications Corp., Series B
6.375% due 10/15/2015	6,752,000	6,650,720

		10,233,845
Energy - 2.40%
Dynegy Holdings, Inc.
7.75% due 06/01/2019 (a)	12,330,000	11,374,425
Mirant North America LLC
7.375% due 12/31/2013	4,500,000	4,511,250
NRG Energy, Inc.
7.25% due 02/01/2014	5,045,000	4,918,875
7.375% due 02/01/2016	14,970,000	14,595,750
7.375% due 01/15/2017	3,885,000	3,787,875
Sonat, Inc.
7.625% due 07/15/2011	4,350,000	4,447,318

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
VeraSun Energy Corp.
9.375% due 06/01/2017 (f)	$7,405,000	$6,460,863

		50,096,356
Financial Services - 4.28%
AmeriCredit Corp.
8.50% due 07/01/2015 (f)	6,665,000	5,082,063
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	2,845,000	2,919,624
Ford Motor Credit Company
7.9925% due 01/13/2012 (b)	1,840,000	1,545,530
8.00% due 12/15/2016	3,780,000	3,210,774
9.875% due 08/10/2011	350,000	331,040
10.2406% due 06/15/2011 (b)	8,957,000	8,491,567
General Motors Acceptance Corp.
6.875% due 08/28/2012	5,045,000	4,227,528
8.00% due 11/01/2031	27,645,000	23,190,699
Hexion U.S. Finance Corp/Hexion Nova Scotia
Finance ULC
9.3687% due 11/15/2014 (b)	2,791,000	2,846,820
JSG Funding PLC
7.75% due 04/01/2015	2,360,000	2,242,000
Leucadia National Corp.
8.125% due 09/15/2015	4,540,000	4,540,000
Lukoil International Finance BV
6.656% due 06/07/2022	1,467,000	1,369,811
Lukoil International Finance BV, Series REGS
6.356% due 06/07/2017	3,860,000	3,654,262
Nell AF SARL
8.375% due 08/15/2015 (f)	5,780,000	4,667,350
Residential Capital Corp.
7.875% due 06/30/2010	6,825,000	4,368,000
8.5443% due 04/17/2009 (b)(f)	4,100,000	2,019,250
Residential Capital LLC
7.50% due 02/22/2011	8,705,000	5,418,862
8.375% due 06/30/2015	3,950,000	2,389,750
Teco Finance, Inc.
7.00% due 05/01/2012 (f)	25,000	26,368
TNK-BP Finance SA
6.625% due 03/20/2017 (f)	212,000	193,450
7.50% due 07/18/2016 (f)	1,553,000	1,504,469
7.875% due 03/13/2018 (f)	2,540,000	2,508,250
TNK-BP Finance SA, Series REGS
6.625% due 03/20/2017	2,683,000	2,495,861

		89,243,328
Food & Beverages - 0.64%
Del Monte Corp.
6.75% due 02/15/2015	6,175,000	5,835,375
Dole Food Company, Inc.
7.25% due 06/15/2010 (a)	1,944,000	1,769,040
8.625% due 05/01/2009	1,200,000	1,158,000
8.75% due 07/15/2013	1,950,000	1,794,000
8.875% due 03/15/2011 (a)	2,991,000	2,766,675

		13,323,090

The accompanying notes are an integral part of the financial statements.

94

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Funeral Services - 0.24%
Service Corp. International
6.75% due 04/01/2016	$530,000	$510,125
7.50% due 04/01/2027	1,960,000	1,803,200
7.625% due 10/01/2018	1,690,000	1,698,450
7.875% due 02/01/2013	900,000	904,748

		4,916,523
Furniture & Fixtures - 0.71%
Norcraft Companies LP
9.00% due 11/01/2011	9,120,000	9,256,800
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	6,150,000	5,535,000

		14,791,800

Gas & Pipeline Utilities - 1.98%
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	1,900,000	1,890,500
El Paso Corp.
7.00% due 06/15/2017	500,000	500,519
7.375% due 12/15/2012	2,000,000	2,047,602
7.75% due 01/15/2032	2,885,000	2,928,497
7.80% due 08/01/2031	5,680,000	5,764,388
7.875% due 06/15/2012 (a)	6,135,000	6,372,467
Northwest Pipeline Corp.
7.00% due 06/15/2016	3,000,000	3,195,000
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	4,400,000	4,972,000
Williams Companies, Inc.
7.875% due 09/01/2021	2,505,000	2,777,419
8.75% due 03/15/2032	8,855,000	10,825,237

		41,273,629

Healthcare Products - 1.04%
Advanced Medical Optics, Inc.
7.50% due 05/01/2017	3,585,000	3,298,200
Leiner Health Products, Inc.
11.00% due 06/01/2012	18,200,000	12,376,000
ReAble Therapeutics Finance LLC
10.875% due 11/15/2014 (f)	2,120,000	2,082,900
Universal Hospital Services, Inc.
8.2875% due 06/01/2015 (b)	1,650,000	1,650,000
8.50% due 06/01/2015	2,305,000	2,328,050

		21,735,150
Healthcare Services - 1.29%
DaVita, Inc.
6.625% due 03/15/2013	535,000	532,325
7.25% due 03/15/2015	7,570,000	7,588,925
U.S. Oncology Holdings, Inc., PIK, Series S/A
10.7594% due 03/15/2012	8,595,000	7,133,850
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015	2,160,000	1,598,400
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	10,395,000	10,005,187

		26,858,687

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Holdings Companies/Conglomerates - 0.31%
Ashtead Capital, Inc.
9.00% due 08/15/2016 (f)	$5,420,000	$4,796,700
Leucadia National Corp
7.125% due 03/15/2017	1,705,000	1,577,125

		6,373,825

Homebuilders - 0.59%
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2016	280,000	190,400
8.625% due 01/15/2017 (a)	7,175,000	5,237,750
KB Home
7.75% due 02/01/2010	5,018,000	4,641,650
8.625% due 12/15/2008	2,319,000	2,272,620
Toll Corp.
8.25% due 12/01/2011	65,000	62,075

		12,404,495

Hotels & Restaurants - 0.72%
Buffets, Inc.
12.50% due 11/01/2014	7,505,000	2,851,900
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	4,205,000	3,963,213
Denny’s Corp.
10.00% due 10/01/2012	730,000	701,712
El Pollo Loco, Inc.
11.75% due 11/15/2013	3,910,000	3,694,950
Sbarro, Inc.
10.375% due 02/01/2015	4,225,000	3,718,000

		14,929,775

Household Products - 0.23%
Jarden Corp.
7.50% due 05/01/2017	5,575,000	4,794,500

Industrial Machinery - 0.50%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	11,325,000	10,475,625

Insurance - 0.13%
Crum & Forster Holdings Corp.
7.75% due 05/01/2017	2,700,000	2,649,375

International Oil - 1.43%
Corral Finans AB, PIK
10.2425% due 04/15/2010 (b)(f)	4,938,099	4,493,670
Gaz Capital for Gazprom
6.212% due 11/22/2016 (f)	1,480,000	1,419,912
6.51% due 03/07/2022 (f)	3,710,000	3,527,097
Gaz Capital for Gazprom, Series REGS
6.51% due 03/07/2022	1,827,000	1,766,344
Gazprom OAO, Series A6
6.95% due 08/06/2009	49,800,000	2,029,447
OAO Gazprom, Series A7
0.267 due 10/29/2009	123,670,000	5,038,281
OAO Gazprom, Series A8
0.271 due 10/27/2011	41,220,000	1,680,968
Pemex Project Funding Master Trust
6.625% due 06/15/2035	3,650,000	3,847,224
9.125% due 10/13/2010	250,000	276,250

The accompanying notes are an integral part of the financial statements.

95

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

International Oil (continued)
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)	$2,170,000	$2,020,813
7.00% due 05/01/2017 (f)	3,970,000	3,632,550

		29,732,556
Leisure Time - 3.99%
Boyd Gaming Corp.
6.75% due 04/15/2014	6,875,000	6,548,437
7.75% due 12/15/2012 (a)	220,000	222,750
Caesars Entertainment, Inc.
7.00% due 04/15/2013	1,940,000	2,219,478
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (f)	2,846,000	2,746,390
Downstream Development Authority of the Quapaw
Tribe of Oklahoma
12.00% due 10/15/2015 (f)	2,910,000	2,720,850
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (f)	3,790,000	3,287,825
Herbst Gaming, Inc.
7.00% due 11/15/2014	175,000	103,250
8.125% due 06/01/2012	3,700,000	2,414,250
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	4,430,000	4,352,475
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010	6,308,000	6,560,320
Las Vegas Sands Corp.
6.375% due 02/15/2015	3,900,000	3,666,000
Mandalay Resort Group
7.625% due 07/15/2013	1,000,000	975,000
MGM Mirage, Inc.
5.875% due 02/27/2014	1,025,000	937,875
6.625% due 07/15/2015	245,000	229,688
6.75% due 09/01/2012	2,085,000	2,030,269
7.50% due 06/01/2016	1,120,000	1,108,800
7.625% due 01/15/2017	4,020,000	3,969,750
8.375% due 02/01/2011	3,850,000	3,936,625
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	3,415,000	3,304,013
Park Place Entertainment Corp.
7.875% due 03/15/2010	2,510,000	2,359,400
8.125% due 05/15/2011	10,000	9,300
8.875% due 09/15/2008	350,000	361,928
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	1,975,000	1,994,750
8.75% due 10/01/2013	4,750,000	4,833,125
River Rock Entertainment Authority
9.75% due 11/01/2011	580,000	606,100
Seneca Gaming Corp.
7.25% due 05/01/2012	3,005,000	3,027,537
Snoqualmie Entertainment Authority
9.0625% due 02/01/2014 (b)(f)	1,450,000	1,370,250
9.125% due 02/01/2015 (f)	1,295,000	1,249,675
Station Casinos, Inc.
6.00% due 04/01/2012	400,000	356,000
6.50% due 02/01/2014	2,340,000	1,755,000
6.625% due 03/15/2018	2,517,000	1,724,145

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Leisure Time (continued)
Station Casinos, Inc. (continued)
6.875% due 03/01/2016	$730,000	$532,900
7.75% due 08/15/2016	4,958,000	4,474,595
Wynn Las Vegas Capital Corp.
6.625% due 12/01/2014 (f)	7,280,000	7,152,600

		83,141,350

Liquor - 0.18%
Constellation Brands, Inc.
7.25% due 09/01/2016	3,925,000	3,679,688

Medical-Hospitals - 3.50%
Community Health Systems, Inc.
8.875% due 07/15/2015	9,695,000	9,876,781
HCA, Inc.
5.75% due 03/15/2014	210,000	174,300
6.25% due 02/15/2013	40,000	35,000
6.375% due 01/15/2015	6,845,000	5,784,025
7.50% due 12/15/2023	2,950,000	2,415,702
7.69% due 06/15/2025	320,000	264,928
8.75% due 09/01/2010	2,840,000	2,864,850
9.25% due 11/15/2016	5,900,000	6,195,000
9.625% due 11/15/2016	20,350,000	21,520,125
Tenet Healthcare Corp.
6.375% due 12/01/2011	6,710,000	6,106,100
6.50% due 06/01/2012	1,830,000	1,628,700
7.375% due 02/01/2013	4,599,000	4,024,125
9.25% due 02/01/2015	3,966,000	3,668,550
9.875% due 07/01/2014	8,812,000	8,393,430

		72,951,616

Mining - 1.87%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	23,960,000	25,697,100
Noranda Aluminium Acquisition Corp.
8.7375% due 05/15/2015 (f)	1,720,000	1,444,800
Noranda Aluminium Holding Corp., PIK
10.4875% due 11/15/2014 (b)(f)	4,670,000	3,969,500
Vale Overseas, Ltd.
6.875% due 11/21/2036	6,310,000	6,383,265
8.25% due 01/17/2034	1,347,000	1,559,607

		39,054,272

Office Furnishings & Supplies - 0.18%
Interface, Inc.
9.50% due 02/01/2014	1,275,000	1,332,375
10.375% due 02/01/2010	2,225,000	2,330,687

		3,663,062

Paper - 2.04%
Abitibi-Consolidated, Inc.
6.00% due 06/20/2013	2,926,000	1,993,337
7.40% due 04/01/2018	5,945,000	3,908,837
7.75% due 06/15/2011	4,892,000	3,815,760
7.875% due 08/01/2009	1,320,000	1,257,300
8.375% due 04/01/2015	1,650,000	1,225,125
8.4906% due 06/15/2011 (b)	2,040,000	1,611,600
8.55% due 08/01/2010	1,375,000	1,203,125

The accompanying notes are an integral part of the financial statements.

96

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount
		Value

CORPORATE BONDS (continued)

Paper (continued)
Appleton Papers, Inc.
8.125% due 06/15/2011	$3,775,000	$3,704,219
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	5,190,000	5,138,100
NewPage Corp.
10.00% due 05/01/2012 (f)	4,670,000	4,716,700
11.1613% due 05/01/2012 (b)	11,835,000	12,204,844
Smurfit Capital Funding PLC
7.50% due 11/20/2025	1,945,000	1,838,025

		42,616,972

Petroleum Services - 1.81%
Belden & Blake Corp.
8.75% due 07/15/2012	8,215,000	8,297,150
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	1,480,000	1,498,500
Complete Production Services, Inc.
8.00% due 12/15/2016	5,860,000	5,669,550
Enterprise Products Operating LP
7.034% due 01/15/2068 (b)	1,825,000	1,654,262
8.375% due 08/01/2066 (b)	3,670,000	3,757,497
Key Energy Services, Inc.
8.375% due 12/01/2014 (f)	6,760,000	6,912,100
Pride International, Inc.
7.375% due 07/15/2014	1,680,000	1,726,200
SemGroup LP
8.75% due 11/15/2015 (f)	8,430,000	8,008,500
SESI LLC
6.875% due 06/01/2014	255,000	246,075

		37,769,834

Plastics - 0.19%
Milacron Escrow Corp.
11.50% due 05/15/2011	1,420,000	1,299,300
Newpage Holding Corp.
11.8181% due 11/01/2013	2,800,000	2,688,000

		3,987,300

Publishing - 1.49%
Dex Media West LLC
9.875% due 08/15/2013	1,166,000	1,212,640
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	5,260,000	4,786,600
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	7,305,000	6,647,550
8.00% due 11/15/2013	180,000	169,200
Idearc, Inc.
8.00% due 11/15/2016	6,630,000	6,083,025
Sun Media Corp.
7.625% due 02/15/2013	405,000	394,369
TL Acquisitions, Inc.
zero coupon, Step up to 13.25% on
07/15/2009 due 07/15/2015 (a)(b)(f)	5,760,000	4,557,600
10.50% due 01/15/2015 (f)	7,620,000	7,324,725

		31,175,709

High Yield Trust (continued)

	Shares or Principal Amount
		Value

CORPORATE BONDS (continued)

Railroads & Equipment - 0.74%
American Railcar Industries, Inc.
7.50% due 03/01/2014	$2,090,000	$1,975,050
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	7,740,000	8,107,650
Kansas City Southern de Mexico
7.625% due 12/01/2013	1,565,000	1,543,481
Kansas City Southern de Mexico SA de CV
7.375% due 03/01/2014 (f)	2,570,000	2,499,325
Kansas City Southern Railway Company
7.50% due 06/15/2009	1,360,000	1,361,700

		15,487,206

Real Estate - 1.44%
Ashton Woods USA
9.50% due 10/01/2015	3,600,000	2,304,000
Forest City Enterprises
7.625% due 06/01/2015	197,000	190,105
Host Marriott LP, REIT
6.375% due 03/15/2015	4,280,000	4,173,000
7.125% due 11/01/2013 (a)	6,090,000	6,135,675
Kimball Hill, Inc.
10.50% due 12/15/2012	1,693,000	575,620
Realogy Corp.
10.50% due 04/15/2014 (f)	1,240,000	926,900
12.375% due 04/15/2015 (f)	14,935,000	9,409,050
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016	1,580,000	1,548,400
6.75% due 04/01/2017	4,860,000	4,811,400

		30,074,150

Retail - 0.91%
Eye Care Centers of America
10.75% due 02/15/2015	2,302,000	2,440,120
Michaels Stores Inc
10.00% due 11/01/2014	4,190,000	3,980,500
Suburban Propane Partners LP
6.875% due 12/15/2013	12,900,000	12,513,000

		18,933,620

Retail Grocery - 0.24%
Delhaize America, Inc.
9.00% due 04/15/2031	4,291,000	4,961,151

Retail Trade - 1.58%
American Greetings Corp.
7.375% due 06/01/2016	490,000	476,525
Blockbuster, Inc.
9.00% due 09/01/2012	6,245,000	5,339,475
Dollar General Corp., PIK
11.875% due 07/15/2017 (f)	14,560,000	11,466,000
Neiman Marcus Group, Inc.
9.00% due 10/15/2015	4,079,000	4,206,469
10.375% due 10/15/2015	9,060,000	9,433,725
Neiman-Marcus Group, Inc.
7.125% due 06/01/2028	2,280,000	2,052,000

		32,974,194

The accompanying notes are an integral part of the financial statements.

97

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount
		Value

CORPORATE BONDS (continued)

Sanitary Services - 0.40%
Allied Waste North America, Inc.
6.375% due 04/15/2011	$950,000	$940,500
6.875% due 06/01/2017	3,350,000	3,266,250
7.25% due 03/15/2015	4,205,000	4,183,975

		8,390,725

Semiconductors - 0.37%
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	2,120,000	1,892,100
NXP BV / NXP Funding LLC
7.875% due 10/15/2014	3,625,000	3,443,750
9.50% due 10/15/2015	2,560,000	2,345,600

		7,681,450

Steel - 1.83%
GTL Trade Finance, Inc.
7.25% due 10/20/2017 (f)	5,321,000	5,400,570
Metals USA Holdings Corp., PIK
11.2306% due 07/01/2012 (f)	4,780,000	4,098,850
Metals USA, Inc.
11.125% due 12/01/2015	8,680,000	8,983,800
Ryerson, Inc.
12.00% due 11/01/2015 (f)	11,880,000	11,731,500
Steel Dynamics, Inc.
7.375% due 11/01/2012 (f)	2,895,000	2,909,475
Tube City IMS Corp.
9.75% due 02/01/2015	5,635,000	5,071,500

		38,195,695

Telecommunications Equipment &
Services - 4.23%
American Tower Corp.
7.00% due 10/15/2017 (f)	3,800,000	3,819,000
Axtel SAB de CV
7.625% due 02/01/2017 (f)	9,120,000	9,120,000
Axtel SAB de CV, Series REGS
7.625% due 02/01/2017	430,000	424,625
Citizens Communications Company
7.05% due 10/01/2046	1,375,000	1,113,750
7.875% due 01/15/2027	5,540,000	5,276,850
9.25% due 05/15/2011	550,000	595,375
Globo Comunicacoes e Participacoes SA
7.25% due 04/26/2022 (f)	4,871,000	4,712,693
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 (a)	6,550,000	6,762,875
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	4,925,000	4,949,625
11.25% due 06/15/2016	13,240,000	13,670,300
iPCS, Inc.
7.0363% due 05/01/2013	4,000,000	3,770,000
Level 3 Financing, Inc.
9.15% due 02/15/2015 (b)	2,420,000	2,038,850
9.25% due 11/01/2014	11,615,000	10,511,575
PanAmSat Corp.
9.00% due 08/15/2014	568,000	570,840
9.00% due 06/15/2016	1,150,000	1,158,625
True Move Company, Ltd.
10.375% due 08/01/2014 (a)(f)	2,960,000	3,075,816

High Yield Trust (continued)

	Shares or Principal Amount
			Value

CORPORATE BONDS (continued)

Telecommunications Equipment &
Services (continued)
United States West Communications, Inc.
6.875% due 09/15/2033 (a)		$16,990,000	$15,673,275
Wind Acquisition Finance SA
10.75% due 12/01/2015 (f)		910,000	991,900

			88,235,974

Telephone - 2.17%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028		2,610,000	2,264,175
Cincinnati Bell, Inc.
7.00% due 02/15/2015		2,930,000	2,768,850
Hawaiian Telcom Communications Inc, Series B
9.75% due 05/01/2013		340,000	337,450
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (f)		8,415,000	8,625,375
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		7,320,000	7,301,700
Virgin Media, Inc.
9.125% due 08/15/2016		11,545,000	11,429,550
Virgin Media, Inc., Series S
8.75% due 04/15/2014		1,630,000	1,617,775
Windstream Corp.
8.625% due 08/01/2016		10,500,000	11,025,000

			45,369,875

Tobacco - 0.29%
Alliance One International, Inc.
8.50% due 05/15/2012		3,685,000	3,592,875
11.00% due 05/15/2012		2,270,000	2,372,150

			5,965,025

Transportation - 0.20%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014		2,490,000	2,514,900
Teekay Shipping Corp.
8.875% due 07/15/2011		1,500,000	1,573,125

			4,088,025

Trucking & Freight - 0.43%
Saint Acquisition Corp.
12.50% due 05/15/2017 (a)(f)		9,275,000	4,788,219
12.6187% due 05/15/2015 (a)(b)(f)		8,255,000	4,261,644

			9,049,863

Utility Service - 0.20%
Edison Mission Energy
7.20% due 05/15/2019		4,280,000	4,205,100

TOTAL CORPORATE BONDS (Cost $1,862,735,116)			$1,765,366,130

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.30%

Argentina - 0.30%
Republic of Argentina
7.00% due 03/18/2004 ^	EUR	2,185,000,000	544,293
7.625 due 08/11/2007 ^		4,400,000,000	1,073,157
8.50% due 02/23/2005 ^		2,003,000	499,353
9.25% due 10/21/2002 ^		1,075,000	498,230

The accompanying notes are an integral part of the financial statements.

98

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount		Value

DEFAULTED BONDS BEYOND MATURITY
DATES (continued)

Argentina (continued)
Republic of Argentina (continued)
9.25% due 07/20/2004 ^	EUR	600,000	$284,223
9.75% due 06/20/2003 ^		925,000	439,529
9.75% due 11/26/2003 ^		1,975,000	906,690
10.00% due 02/22/2007 ^		825,000	407,009
10.00% due 09/07/2007 ^		1,000,000	449,580
10.00% due 01/03/2007 ^		1,075,000,000	281,508
10.50% due 11/14/2002 ^		3,500,000	825,465

			6,209,037

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES
(Cost $4,924,262)			$6,209,037

COMMON STOCKS - 0.00%

Electrical Utilities - 0.00%
PNM Resources, Inc.		210	4,504

Household Products - 0.00%
Home Interiors *		8,156,736	81,567

Telecommunications Equipment &
Services - 0.00%
Viatel Holding, Ltd. *		11,667	58
XO Holdings, Inc. *		5,320	11,013

			11,071

TOTAL COMMON STOCKS (Cost $8,462,961)			$97,142

PREFERRED STOCKS - 0.52%

Cable & Television - 0.00%
ION Media Networks, Inc., Series B *		13	78,000

Financial Services - 0.52%
Federal Home Loan Mortgage Corp., Series Z *		229,000	5,988,350
Federal National Mortgage Association *		188,000	4,841,000

			10,829,350

TOTAL PREFERRED STOCKS (Cost $10,549,291)			$10,907,350

TERM LOANS - 3.73%

Apparel & Textiles - 0.15%
Simmons Holdco, Inc., PIK
10.65% due 02/15/2012 (b)		3,500,000	3,214,155

Auto Parts - 0.36%
Allison Transmission, Inc.
8.57% due 08/07/2014 (b)		8,000,000	7,501,440

Auto Services - 0.15%
Penhall Holdings, PIK
12.6425% due 04/01/2012 (b)		3,180,601	3,072,461

Business Services - 0.67%
First Data Corp.
7.98% due 10/15/2014 (b)		14,750,000	14,038,239

Containers & Glass - 0.43%
Berry Plastics Group, Inc.
12.2438% due 06/15/2014 (b)		9,574,200	8,960,877

High Yield Trust (continued)

	Shares or Principal Amount		Value

TERM LOANS (continued)

Domestic Oil - 0.84%
Ashmore Energy
8.1981% due 03/30/2014 (b)		$4,650,333	$4,452,694
Sandridge Energy
8.625% due 04/01/2015 (b)		13,000,000	12,967,500

			17,420,194
Gas & Pipeline Utilities - 0.24%
Stallion Oilfield Services
9.6263% due 07/31/2012 (b)		5,300,000	5,035,000

Healthcare Services - 0.29%
Iasis Holdco, Inc., PIK
10.315% due 06/15/2014 (b)		6,326,094	6,049,327

Paper - 0.18%
Verso Paper Holdings, Inc.
11.1613% due 02/01/2013 (b)		4,000,000	3,710,000

Telecommunications Equipment &
Services - 0.42%
Wind Acquisition Finance SA, PIK
12.4488% due 12/21/2011 (b)		8,832,570	8,854,651

TOTAL TERM LOANS (Cost $79,302,823)			$77,856,344

WARRANTS - 0.01%

Republic of Venezuela - 0.01%
Republic of Venezuela
(Expiration date 04/15/2020; strike
price $26.00) *		346,000	128,020

TOTAL WARRANTS (Cost $107,260)			$128,020

REPURCHASE AGREEMENTS - 3.89%
Merrill Lynch Tri-Party Repurchase
Agreement dated 12/31/2007 at
4.05% to be repurchased at
$81,118,248 on 01/02/2008,
collateralized by $85,062,000
Federal National Mortgage
Association, 0.00% due
09/26/2008 (valued at
$82,722,000, including interest)		$81,100,000	$81,100,000

TOTAL REPURCHASE AGREEMENTS
(Cost $81,100,000)			$81,100,000

SHORT TERM INVESTMENTS - 3.54%
Bank Negara Malaysia Monetary Notes, Series 1907
zero coupon due 03/13/2008 to
05/08/2008	MYR	6,216,000	$1,860,132
3.569% due 02/14/2008		9,566,000	2,945,143
Bank Negara Malaysia Monetary Notes, Series 4007
zero coupon due 04/10/2008		542,000	162,355
Bank Negara Malaysia Monetary Notes, Series 4207
zero coupon due 04/22/2008		7,562,000	2,263,073
Egypt Treasury Bills, Series 364
zero coupon due 10/28/2008 to
11/25/2008	EGP	120,400,000	20,578,978

The accompanying notes are an integral part of the financial statements.

99

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
John Hancock Cash
Investment Trust, 5.1013% (c)(g)	$46,030,154	$46,030,154

TOTAL SHORT TERM INVESTMENTS
(Cost $73,681,896)		$73,839,835

Total Investments (High Yield Trust)
(Cost $2,216,140,287) - 101.20%		$2,111,020,788
Liabilities in Excess of Other Assets - (1.20)%		(25,122,668)

TOTAL NET ASSETS - 100.00%		$2,085,898,120

Income Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.21%

Federal Home Loan Bank - 0.77%
5.50% due 05/01/2037 to 06/01/2037	$2,945,719	$2,951,812
Federal National Mortgage

Association - 1.44%
5.50% due 07/01/2037	2,959,174	2,955,840
6.00% due 07/01/2037	2,457,856	2,496,097

		5,451,937

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,150,560)		$8,397,656

CORPORATE BONDS - 36.14%

Advertising - 0.61%
Lamar Media Corp.
6.625% due 08/15/2015	200,000	194,500
R.H. Donnelley Corp.
8.875% due 10/15/2017 (f)	800,000	756,000
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013	500,000	447,500
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	1,000,000	935,000

		2,333,000

Auto Parts - 0.05%
TRW Automotive, Inc.
7.25% due 03/15/2017 (f)	200,000	179,500

Auto Services - 0.57%
Hertz Corp.
8.875% due 01/01/2014	1,250,000	1,267,188
United Rentals North America, Inc.
6.50% due 02/15/2012	1,000,000	907,500

Automobiles - 0.48%		2,174,688
Ford Motor Company
7.45% due 07/16/2031	200,000	148,500
General Motors Corp.
8.375% due 07/15/2033	2,100,000	1,690,500

		1,839,000

Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Broadcasting - 0.55%
CanWest Media, Inc.
8.00% due 09/15/2012		$2,211,000	$2,086,631

Building Materials & Construction - 0.16%
KB Home
5.75% due 02/01/2014		700,000	603,750

Business Services - 1.39%
Ceridian Corp.
11.25% due 11/15/2015 (f)		3,500,000	3,246,250
First Data Corp.
9.875% due 09/24/2015 (f)		2,200,000	2,046,000

			5,292,250

Cable & Television - 3.31%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012		2,075,000	2,012,750
Charter Communications Holdings I LLC
11.75% due 05/15/2014		5,000,000	3,162,500
13.50% due 01/15/2014		4,000,000	2,865,000
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015		1,500,000	1,222,500
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010		1,000,000	980,000
Quebecor Media, Inc.
7.75% due 03/15/2016 (f)		1,000,000	960,000
Univision Communications, Inc.
9.75% due 03/15/2015 (f)		1,500,000	1,366,875

			12,569,625

Cellular Communications - 0.34%
Clear Channel Communications, Inc.
5.75% due 01/15/2013		400,000	331,215
MetroPCS Wireless, Inc.
9.25% due 11/01/2014		1,000,000	940,000

			1,271,215

Chemicals - 0.11%
Ineos Group Holdings PLC
7.875% due 02/15/2016 (f)	EUR	350,000	427,284

Computers & Business Equipment - 0.21%
Seagate Technology HDD Holdings
6.375% due 10/01/2011		$800,000	789,000

Containers & Glass - 0.05%
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017		200,000	193,250

Crude Petroleum & Natural Gas - 1.54%
Chesapeake Energy Corp.
6.50% due 08/15/2017		2,000,000	1,930,000
6.875% due 11/15/2020		300,000	288,000
Mariner Energy, Inc.
7.50% due 04/15/2013		200,000	192,500
OPTI Canada, Inc.
7.875% due 12/15/2014 (f)		1,000,000	977,500
Plains Exploration & Production Company
7.75% due 06/15/2015		1,500,000	1,500,000

The accompanying notes are an integral part of the financial statements.

100

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Crude Petroleum & Natural Gas
(continued)
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	$1,000,000	$937,500

		5,825,500
Electrical Utilities - 2.52%
Energy Future Holdings Corp.
11.25% due 11/01/2017 (f)	4,100,000	4,151,250
Intergen NV
9.00% due 06/30/2017 (f)	1,000,000	1,052,500
Texas Competitive Electric Holdings Company LLC
10.25% due 11/01/2015 (f)	2,400,000	2,376,000
Texas Competitive Electric Holdings Company
LLC, PIK
10.50% due 11/01/2016 (f)	2,000,000	1,975,000

		9,554,750
Electronics - 0.34%
L-3 Communications Corp.
5.875% due 01/15/2015	300,000	289,500
Sanmina-SCI Corp.
6.75% due 03/01/2013	200,000	174,000
7.7406% due 06/15/2014 (b)(f)	400,000	385,500
8.125% due 03/01/2016	500,000	443,125

		1,292,125
Energy - 1.56%
Callon Petroleum Company, Series B
9.75% due 12/08/2010	300,000	291,000
Dynegy Holdings, Inc.
7.75% due 06/01/2019	1,000,000	922,500
8.375% due 05/01/2016	3,500,000	3,421,250
Reliant Energy, Inc.
7.625% due 06/15/2014	900,000	891,000
7.875% due 12/31/2017	400,000	396,000

		5,921,750
Financial Services - 8.68%
Citigroup Funding Inc, Series CMCS
8.50% due 11/26/2008	110,000	2,056,461
E*Trade Financial Corp.
7.375% due 09/15/2013	1,237,000	952,490
7.875% due 12/01/2015	500,000	381,250
8.00% due 06/15/2011	600,000	520,500
Ford Motor Credit Company
7.25% due 10/25/2011	1,000,000	866,159
7.375% due 10/28/2009	6,000,000	5,647,476
7.375% due 02/01/2011	2,000,000	1,791,012
7.875% due 06/15/2010	4,000,000	3,690,668
General Motors Acceptance Corp.
5.625% due 05/15/2009	5,500,000	5,189,063
6.75% due 12/01/2014	500,000	403,274
6.875% due 09/15/2011	1,200,000	1,026,593
7.75% due 01/19/2010	3,000,000	2,798,460
Lehman Brothers Holdings, Inc., MTN
6.20% due 09/26/2014	4,000,000	4,073,872
Residential Capital Corp.
7.875% due 06/30/2010	2,000,000	1,280,000

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Washington Mutual Preferred Funding
9.75% due 10/29/2049 (b)(f)	$500,000	$400,000
Washington Mutual, Inc.
4.00% due 01/15/2009	2,000,000	1,883,294

		32,960,572
Gas & Pipeline Utilities - 1.18%
Dynegy Holdings, Inc.
6.875% due 04/01/2011	1,000,000	965,000
El Paso Corp.
6.75% due 05/15/2009	1,485,000	1,499,272
7.75% due 01/15/2032	300,000	304,523
Sabine Pass LNG LP
7.50% due 11/30/2016	1,800,000	1,719,000

		4,487,795
Healthcare Products - 0.80%
Amgen, Inc.
5.85% due 06/01/2017 (f)	1,800,000	1,827,198
Bausch & Lomb, Inc.
9.875% due 11/01/2015 (f)	1,200,000	1,218,000

		3,045,198
Healthcare Services - 1.19%
DaVita, Inc.
6.625% due 03/15/2013	1,500,000	1,492,500
7.25% due 03/15/2015	1,700,000	1,704,250
U.S. Oncology Holdings, Inc., PIK, Series S/A
10.7594% due 03/15/2012	1,500,000	1,245,000
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015	100,000	74,000

		4,515,750
Homebuilders - 0.20%
Beazer Homes USA, Inc.
6.875% due 07/15/2015	200,000	144,000
D.R. Horton, Inc.
6.50% due 04/15/2016	700,000	607,336

		751,336
Industrial Machinery - 0.67%
Terex Corp.
8.00% due 11/15/2017	2,500,000	2,531,250

International Oil - 0.31%
Pioneer Natural Resources Company
6.875% due 05/01/2018	1,200,000	1,160,430

Leisure Time - 0.13%
MGM Mirage, Inc.
6.75% due 04/01/2013	500,000	485,000

Medical-Hospitals - 2.64%
Community Health Systems, Inc.
8.875% due 07/15/2015	1,000,000	1,018,750
HCA, Inc.
6.50% due 02/15/2016	2,200,000	1,859,000
Tenet Healthcare Corp.
6.375% due 12/01/2011	5,500,000	5,005,000

The accompanying notes are an integral part of the financial statements.

101

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Medical-Hospitals (continued)
Tenet Healthcare Corp. (continued)
9.25% due 02/01/2015	$2,300,000	$2,127,500

		10,010,250
Petroleum Services - 0.38%
SESI LLC
6.875% due 06/01/2014	1,000,000	965,000
Tesoro Corp.
6.50% due 06/01/2017	500,000	495,000

		1,460,000
Retail Grocery - 0.26%
Smithfield Foods, Inc.
7.75% due 07/01/2017	1,000,000	967,500

Retail Trade - 1.26%
Dollar General Corp.
10.625% due 07/15/2015 (f)	3,500,000	3,211,250
Dollar General Corp., PIK
11.875% due 07/15/2017 (f)	2,000,000	1,575,000

		4,786,250
Sanitary Services - 1.45%
Allied Waste North America, Inc.
6.375% due 04/15/2011	500,000	495,000
6.50% due 11/15/2010	1,000,000	1,000,000
Allied Waste North America, Inc., Series B
7.125% due 05/15/2016	1,000,000	992,500
7.375% due 04/15/2014	1,000,000	997,500
JohnsonDiversey Holdings Inc
10.67% due 05/15/2013	2,000,000	2,020,000

		5,505,000
Semiconductors - 1.85%
Flextronics International, Ltd.
6.25% due 11/15/2014	1,250,000	1,190,625
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	3,300,000	2,945,250
10.125% due 12/15/2016	3,500,000	2,887,500

		7,023,375
Software - 0.81%
Fiserv, Inc.
6.125% due 11/20/2012	3,000,000	3,055,022

Transportation - 0.54%
CEVA Group PLC, ADR
10.00% due 09/01/2014 (f)	2,000,000	2,055,000

TOTAL CORPORATE BONDS (Cost $142,740,852)		$137,153,046

CONVERTIBLE BONDS - 1.29%

Healthcare Products - 0.11%
Amgen, Inc.
0.375% due 02/01/2013	500,000	439,375

Real Estate - 0.75%
iStar Financial, Inc.
5.7425% due 10/01/2012 (b)	3,200,000	2,837,360

Income Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)

Semiconductors - 0.43%
Advanced Micro Devices Inc.
5.75% due 08/15/2012 (f)	$2,000,000	$1,619,960

TOTAL CONVERTIBLE BONDS (Cost $5,554,392)		$4,896,695

COMMON STOCKS - 29.22%

Banking - 2.13%
Bank of America Corp.	150,000	6,189,000
Wachovia Corp.	50,000	1,901,500

		8,090,500
Cellular Communications - 0.10%
Vodafone Group PLC	10,000	373,200

Chemicals - 1.04%
Dow Chemical Company	100,000	3,942,000

Electrical Utilities - 5.59%
Ameren Corp.	40,000	2,168,400
CenterPoint Energy, Inc.	100,000	1,713,000
Consolidated Edison, Inc.	50,000	2,442,500
FirstEnergy Corp.	10,000	723,400
PG&E Corp.	100,000	4,309,000
Pinnacle West Capital Corp.	60,000	2,544,600
Portland General Electric Company	50,000	1,389,000
Public Service Enterprise Group, Inc.	10,000	982,400
Teco Energy, Inc.	100,000	1,721,000
The Southern Company	83,600	3,239,500

		21,232,800
Energy - 1.31%
Duke Energy Corp.	150,000	3,025,500
Progress Energy, Inc.	40,000	1,937,200

		4,962,700
Financial Services - 2.88%
CapitalSource, Inc.	60,000	1,055,400
HSBC Holdings PLC	150,000	2,526,674
JP Morgan Chase & Company	70,000	3,055,500
Washington Mutual, Inc.	50,000	680,500
Wells Fargo & Company	120,000	3,622,800

		10,940,874
Gas & Pipeline Utilities - 2.09%
AGL Resources, Inc.	60,000	2,258,400
Atmos Energy Corp.	40,000	1,121,600
Spectra Energy Corp.	80,800	2,086,256
Trans-Canada Corp.	60,000	2,464,562

		7,930,818
Gold - 0.17%
Barrick Gold Corp.	15,000	630,750

Healthcare Products - 1.58%
Johnson & Johnson	90,000	6,003,000

Homebuilders - 0.14%
KB Home	25,000	540,000

The accompanying notes are an integral part of the financial statements.

102

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil - 2.06%
BP PLC, ADR	20,000	$1,463,400
Chevron Corp.	35,000	3,266,550
ConocoPhillips	35,000	3,090,500

		7,820,450

Investment Companies - 0.21%
Canadian Oil Sands Trust, ADR	20,000	784,437

Manufacturing - 1.33%
3M Company	60,000	5,059,200

Petroleum Services - 0.60%
Halliburton Company	60,000	2,274,600

Pharmaceuticals - 3.01%
Merck & Company, Inc.	60,000	3,486,600
Pfizer, Inc.	350,000	7,955,500

		11,442,100

Real Estate - 0.76%
iStar Financial, Inc., REIT	110,200	2,870,710

Retail Trade - 0.71%
Home Depot, Inc.	100,000	2,694,000

Semiconductors - 1.07%
Maxim Integrated Products, Inc.	120,000	3,177,600
Microchip Technology, Inc.	27,816	873,979

		4,051,579

Telecommunications Equipment &
Services - 0.69%
Verizon Communications, Inc.	60,000	2,621,400

Telephone - 1.64%
AT&T, Inc.	150,000	6,234,000

Trucking & Freight - 0.11%
United Parcel Service, Inc., Class B	6,000	424,320

TOTAL COMMON STOCKS (Cost $114,369,634)		$110,923,438

PREFERRED STOCKS - 8.71%

Banking - 0.51%
Washington Mutual, Inc., Series R	2,200	1,947,000

Chemicals - 0.06%
Huntsman Corp.	5,000	246,250

Electrical Utilities - 0.45%
CMS Energy Trust I	34,900	1,692,650

Energy - 0.11%
PNM Resources, Inc.	10,000	404,000

Federal National Mortgage
Association - 0.50%
Federal National Mortgage Association	80,000	1,900,000

Financial Services - 6.12%
E*Trade Financial Corp.	60,000	340,200
Federal Home Loan Mortgage Corp., Series Z *	276,000	7,217,400
Federal National Mortgage Association,
Series R	60,200	1,535,100
Federal National Mortgage Association *	150,000	3,862,500

Income Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Financial Services (continued)
Goldman Sachs Group, Inc. (f)	105,000	$1,376,854
Lehman Brothers Holdings, Inc. * (f)	22,000	1,256,792
Lehman Brothers Holdings, Inc. * (f)	44,000	2,304,280
Morgan Stanley, Series SBUX	1,700,000	355,980
Morgan Stanley * (f)	75,000	4,978,500

		23,227,606
Pharmaceuticals - 0.96%
Schering-Plough Corp. *	15,000	3,642,150

TOTAL PREFERRED STOCKS (Cost $35,027,640)		$33,059,656

TERM LOANS - 2.42%

Auto Parts - 0.62%
Allison Transmission, Inc.
8.00% due 08/07/2014 (b)(f)	2,500,000	2,344,200

Business Services - 1.00%
First Data Corp.
7.98% due 10/01/2014 (b)	2,000,000	1,903,490
U.S. Investigations Services, Inc.
7.91% due 04/01/2015 (b)	1,994,987	1,902,387

		3,805,877
Electrical Utilities - 0.52%
Texas Competitive Electric Holdings Company
8.6219% due 10/10/2014 (b)	2,000,000	1,963,600

Healthcare Products - 0.16%
Bausch & Lomb, Inc.
8.2675% due 04/26/2015 (b)	600,000	598,032

Manufacturing - 0.12%
Berry Plastics Corp.
11.61% due 06/15/2014 (b)	505,300	472,930

TOTAL TERM LOANS (Cost $9,301,917)		$9,184,639

REPURCHASE AGREEMENTS - 0.20%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$775,155 on 01/02/2008,
collateralized by $805,000 Federal
Home Loan Bank, 4.125% due
11/19/2008 (valued at $795,099,
including interest)	$775,000	$775,000

TOTAL REPURCHASE AGREEMENTS
(Cost $775,000)		$775,000

SHORT TERM INVESTMENTS - 20.01%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$75,955,000	$75,948,143

TOTAL SHORT TERM INVESTMENTS
(Cost $75,948,143)		$75,948,143

Total Investments (Income Trust)
(Cost $391,868,138) - 100.20%		$380,338,273
Liabilities in Excess of Other Assets - (0.20)%		(774,665)

TOTAL NET ASSETS - 100.00%		$379,563,608

The accompanying notes are an integral part of the financial statements.

103

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 21.60%

Treasury Inflation Protected
Securities (d) - 6.18%
2.375% due 04/15/2011	$26,208,993	$27,335,167

U.S. Treasury Bonds - 15.42%
6.00% due 02/15/2026	350,000	414,204
7.875% due 02/15/2021	17,256,000	23,209,320
8.125% due 08/15/2021	8,477,000	11,676,406
8.125% due 08/15/2019 ****	3,090,000	4,165,224
8.75% due 08/15/2020	20,150,000	28,690,134

		68,155,288

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $89,143,869)		$95,490,455

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.47%

Federal Home Loan Bank - 0.59%
5.80% due 09/02/2008	2,595,000	2,620,389

Federal Home Loan Mortgage Corp. - 0.85%
4.00% due 11/15/2019	864,735	805,601
6.30% due 03/15/2023	6,553	6,553
6.50% due 04/01/2029 to 08/01/2034	173,487	178,991
6.625% due 09/15/2009	2,595,000	2,723,569
7.50% due 06/01/2010 to 05/01/2028	52,129	55,312

		3,770,026

Federal National Mortgage
Association - 5.39%
4.66% due 05/01/2013	1,249,352	1,252,441
4.874% due 02/01/2013	1,692,024	1,714,255
5.00% due 03/01/2019 to 06/01/2019	8,798,028	8,814,477
5.63% due 12/01/2011	1,335,704	1,383,327
5.974% due 11/01/2011	1,024,057	1,068,131
6.051% due 05/01/2012	1,086,260	1,138,482
6.088% due 10/01/2011 to 03/01/2012	1,489,323	1,558,974
6.44% due 02/01/2011	2,954,602	3,097,762
6.50% due 02/01/2036	226,457	232,808
6.625% due 09/15/2009	3,400,000	3,568,453
7.00% due 06/01/2029	2,960	3,122

		23,832,232

Government National Mortgage
Association - 0.51%
6.00% due 08/15/2008 to 04/15/2035	567,154	580,890
6.50% due 07/15/2008 to 02/15/2035	247,930	257,044
7.00% due 11/15/2031 to 07/15/2033	1,303,822	1,382,124
8.00% due 07/15/2030 to 10/15/2030	22,866	24,753

		2,244,811

Housing & Urban Development - 0.13%
7.498% due 08/01/2011	519,000	549,867

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $34,196,161)		$33,017,325

Investment Quality Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS - 0.86%
Brazil - 0.86%
Federative Republic of Brazil
6.00% due 11/15/2009	BRL	1,650,000	$1,537,448
10.00% due 01/01/2017		4,800,000	2,263,772

			3,801,220

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $3,922,096)			$3,801,220

CORPORATE BONDS - 43.99%

Advertising - 0.01%
R.H. Donnelley Corp.
6.875% due 01/15/2013		$70,000	62,650

Agriculture - 0.31%
Cargill, Inc.
5.60% due 09/15/2012 (f)		1,285,000	1,306,742
Mosaic Company
7.375% due 12/01/2014 (f)		25,000	26,750
7.875% due 12/01/2016 (f)		20,000	21,600

			1,355,092
Air Travel - 0.52%
American Airlines
3.857% due 07/09/2010		138,882	137,384
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018		761,659	773,084
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017		569,724	572,573
Continental Airlines, Inc., Series A
5.983% due 04/19/2022		15,000	14,025
Continental Airlines, Inc., Series B
6.903% due 04/19/2022		5,000	4,500
Continental Airlines, Inc., Series ERJ1
9.798% due 04/01/2021		59,933	62,331
Southwest Airlines Company, Series 07-1
6.15% due 08/01/2022		760,000	744,496

			2,308,393

Aluminum - 0.02%
Alcan, Inc.
6.45% due 03/15/2011		81,000	85,684
Novelis, Inc.
7.25% due 02/15/2015		22,000	20,680

			106,364

Auto Parts - 0.04%
TRW Automotive, Inc.
7.00% due 03/15/2014 (f)		200,000	184,000

Auto Services - 0.02%
Avis Budget Car Rental LLC
7.625% due 05/15/2014		60,000	57,300
United Rentals North America, Inc.
6.50% due 02/15/2012		50,000	45,375

			102,675

Automobiles - 0.23%
DaimlerChrysler N.A. Holding Corp.
4.75% due 01/15/2008		278,000	277,939

The accompanying notes are an integral part of the financial statements.

104

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Automobiles (continued)
DaimlerChrysler NA Holding Corp.
8.50% due 01/18/2031	$575,000	$725,188
General Motors Corp.
8.375% due 07/15/2033	36,000	28,980

		1,032,107
Banking - 4.92%
Bank of America Corp.
4.375% due 12/01/2010	1,514,000	1,511,222
5.42% due 03/15/2017	4,000,000	3,865,196
Chase Manhattan Corp.
7.00% due 11/15/2009	865,000	901,532
Citicorp
6.375% due 11/15/2008	519,000	526,043
Export-Import Bank Of Korea
5.50% due 10/17/2012	1,165,000	1,169,801
First Republic Bank of San Francisco
7.75% due 09/15/2012	714,000	767,213
First Union National Bank
6.919% due 12/15/2036	500,000	533,015
7.80% due 08/18/2010	1,500,000	1,616,580
HBOS PLC
6.00% due 11/01/2033 (f)	710,000	732,495
HSBC Holdings PLC
6.50% due 09/15/2037	170,000	164,769
National Australia Bank, Ltd.
8.60% due 05/19/2010	152,000	164,210
NBD Bancorp
8.25% due 11/01/2024	1,730,000	2,044,237
Republic New York Corp.
9.50% due 04/15/2014	865,000	1,029,514
Royal Bank of Scotland Group PLC
6.40% due 04/01/2009	2,379,000	2,422,365
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017 (f)	410,000	388,475
7.175% due 05/16/2013	750,000	771,525
Sanwa Bank, Ltd., New York Branch
7.40% due 06/15/2011	450,000	486,694
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	195,000	194,272
VTB Capital SA
6.25% due 07/02/2035 (f)	500,000	482,500
Wachovia Corp.
5.75% due 06/15/2017	2,000,000	1,987,772

		21,759,430
Broadcasting - 0.77%
CanWest Media, Inc.
8.00% due 09/15/2012	40,000	37,750
Clear Channel Communications, Inc.
7.65% due 09/15/2010	1,200,000	1,232,635
Comcast Cable Communications
8.50% due 05/01/2027	556,000	669,510
Liberty Media Corp.
5.70% due 05/15/2013	26,000	24,087
7.75% due 07/15/2009	285,000	290,902

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Broadcasting (continued)
Liberty Media Corp. (continued)
7.875% due 07/15/2009	$31,000	$31,472
8.25% due 02/01/2030	18,000	17,273
News America Holdings, Inc.
7.75% due 01/20/2024	622,000	699,571
Viacom, Inc.
6.625% due 05/15/2011	400,000	414,892

		3,418,092
Building Materials & Construction - 0.22%
Ahern Rentals, Inc.
9.25% due 08/15/2013	80,000	67,400
SCL Terminal Aereo Santiago
6.95% due 07/01/2012 (f)	832,255	870,480
Texas Industries, Inc.
7.25% due 07/15/2013	35,000	34,300

		972,180
Business Services - 0.29%
Deluxe Corp.
7.375% due 06/01/2015	170,000	169,150
FedEx Corp., Series 981A
6.72% due 01/15/2022	969,883	1,018,013
Harland Clarke Holdings Corp.
9.50% due 05/15/2015	15,000	12,975
Sungard Data Systems, Inc.
9.125% due 08/15/2013	62,000	63,085

		1,263,223
Cable & Television - 2.21%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	87,000	84,390
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	25,000	20,375
Coleman Cable, Inc.
9.875% due 10/01/2012	35,000	32,813
Cox Communications, Inc.
5.875% due 12/01/2016 (f)	850,000	845,007
7.125% due 10/01/2012	532,000	567,363
CSC Holdings, Inc.
7.625% due 07/15/2018	44,000	40,425
DirecTV Holdings LLC
6.375% due 06/15/2015	65,000	62,400
LIN Television Corp., Series B
6.50% due 05/15/2013	18,000	16,942
Mediacom Broadband LLC
8.50% due 10/15/2015	78,000	69,127
Quebecor Media, Inc.
7.75% due 03/15/2016	55,000	52,800
7.75% due 03/15/2016 (f)	15,000	14,438
Rogers Cable, Inc.
6.25% due 06/15/2013	400,000	410,463
Shaw Communications, Inc.
8.25% due 04/11/2010	31,000	32,511
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	17,000	17,319

The accompanying notes are an integral part of the financial statements.

105

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
TCI Communications, Inc.
8.75% due 08/01/2015	$692,000	$804,938
Time Warner Cable, Inc.
5.85% due 05/01/2017	1,895,000	1,899,677
Time Warner, Inc.
7.25% due 10/15/2017	390,000	417,165
7.70% due 05/01/2032	1,298,000	1,442,149
Viacom, Inc.
6.125% due 10/05/2017	1,300,000	1,299,944
6.25% due 04/30/2016	757,000	761,596
7.875% due 07/30/2030	800,000	868,226

		9,760,068
Cellular Communications - 0.69%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	606,000	656,277
8.125% due 05/01/2012	364,000	404,738
8.75% due 03/01/2031	433,000	561,161
Cingular Wireless LLC
7.125% due 12/15/2031	433,000	477,872
Rogers Wireless, Inc.
9.625% due 05/01/2011	178,000	202,623
Vodafone Group PLC
7.75% due 02/15/2010	714,000	753,191

		3,055,862
Chemicals - 0.47%
Agrium, Inc.
7.125% due 05/23/2036	750,000	769,673
Cytec Industries, Inc.
6.00% due 10/01/2015	1,250,000	1,265,067
IMC Global, Inc.
7.30% due 01/15/2028	22,000	21,780
Terra Capital, Inc., Series B
7.00% due 02/01/2017	15,000	14,663

		2,071,183
Coal - 0.08%
Peabody Energy Corp.
6.875% due 03/15/2013	74,000	74,370
7.375% due 11/01/2016	290,000	297,250

		371,620
Commercial Services - 0.02%
Aramark Services, Inc.
8.50% due 02/01/2015	65,000	65,813
Rental Service Corp.
9.50% due 12/01/2014	50,000	44,750

		110,563
Computers & Business Equipment - 0.17%
Xerox Corp.
5.50% due 05/15/2012	270,000	274,487
6.40% due 03/15/2016	400,000	409,313
7.20% due 04/01/2016	70,000	74,995

		758,795

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Containers & Glass - 0.11%
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	$109,000	$113,087
Pactiv Corp.
5.875% due 07/15/2012	360,000	366,060

		479,147
Correctional Facilities - 0.07%
Corrections Corp. of America
6.25% due 03/15/2013	10,000	9,850
6.75% due 01/31/2014	300,000	301,125

		310,975
Crude Petroleum & Natural Gas - 0.43%
Atmos Energy Corp.
6.35% due 06/15/2017	195,000	197,978
Burlington Resources Finance Company
7.40% due 12/01/2031	541,000	638,792
Chesapeake Energy Corp.
6.50% due 08/15/2017	65,000	62,725
6.625% due 01/15/2016	298,000	291,295
6.875% due 01/15/2016	5,000	4,950
7.50% due 09/15/2013	22,000	22,495
OPTI Canada, Inc.
7.875% due 12/15/2014 (f)	45,000	43,987
Petrobras International Finance Company
5.875% due 03/01/2018	585,000	581,783
PetroHawk Energy Corp.
9.125% due 07/15/2013	35,000	36,837

		1,880,842
Domestic Oil - 0.36%
Delta Petroleum Corp.
7.00% due 04/01/2015	35,000	29,925
Exco Resources, Inc.
7.25% due 01/15/2011	11,000	10,587
Motiva Enterprises LLC
5.20% due 09/15/2012 (f)	952,000	998,911
Range Resources Corp.
7.50% due 10/01/2017	10,000	10,100
Valero Energy Corp.
8.75% due 06/15/2030	403,000	490,106
Whiting Petroleum Corp.
7.00% due 02/01/2014	22,000	21,780
7.25% due 05/01/2013	22,000	21,670

		1,583,079
Drugs & Health Care - 0.05%
Allegiance Corp.
7.00% due 10/15/2026	87,000	89,659
Rite Aid Corp.
8.125% due 05/01/2010	117,000	114,660

		204,319
Electrical Utilities - 3.90%
Avista Corp.
9.75% due 06/01/2008	113,000	115,326
Baltimore Gas & Electric Company
6.35% due 10/01/2036	250,000	247,946

The accompanying notes are an integral part of the financial statements.

106

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Carolina Power & Light Company
6.50% due 07/15/2012	$1,254,000	$1,334,664
CMS Energy Corp.
8.50% due 04/15/2011	26,000	28,007
Commonwealth Edison Company
5.95% due 08/15/2016	400,000	405,779
6.15% due 03/15/2012	273,000	282,652
Dynegy Holdings, Inc.
7.125% due 05/15/2018	35,000	30,975
Edison Mission Energy
7.75% due 06/15/2016	30,000	30,900
Enel Finance International SA
6.80% due 09/15/2037 (f)	1,155,000	1,160,434
Exelon Generation Company, LLC
6.95% due 06/15/2011	550,000	573,853
Georgia Power Company
5.25% due 12/15/2015	250,000	250,250
New York State Electric & Gas Corp.
5.75% due 05/01/2023	476,000	432,531
Northern States Power Company
6.50% due 03/01/2028	433,000	460,073
NSTAR
8.00% due 02/15/2010	1,730,000	1,853,269
Ohio Edison Company
4.00% due 05/01/2008	728,000	724,972
Old Dominion Electric Cooperative
6.25% due 06/01/2011	904,000	959,731
Pacificorp
6.375% due 05/15/2008	865,000	868,555
Pacificorp Australia LLC
6.15% due 01/15/2008 (f)	714,000	714,213
Potomac Electric Power Company
5.50% due 11/15/2037	750,000	758,654
PSEG Power LLC
8.625% due 04/15/2031	511,000	628,736
Puget Sound Energy, Inc.
7.00% due 03/09/2029	346,000	373,383
Reliant Energy, Inc.
6.75% due 12/15/2014	41,000	41,103
Southern California Edison Company
6.00% due 01/15/2034	649,000	656,524
Taqa Abu Dhabi National Energy Company
6.50% due 10/27/2036 (f)	950,000	914,998
TXU Corp., Series P
5.55% due 11/15/2014	109,000	87,002
Union Electric Company
6.40% due 06/15/2017	2,330,000	2,441,884
Wisconsin Electric Power Company
6.50% due 06/01/2028	606,000	640,461
Wisconsin Energy Corp.
6.20% due 04/01/2033	217,000	216,645

		17,233,520

Electronics - 0.15%
Avnet, Inc.
6.625% due 09/15/2016	600,000	629,195

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electronics (continued)
L-3 Communications Corp., Series B
6.375% due 10/15/2015	$25,000	$24,625
Sanmina-SCI Corp.
7.7406% due 06/15/2010 (b)(f)	30,000	29,925

		683,745

Energy - 0.48%
Abu Dhabi National Energy Company
5.875% due 10/27/2016 (f)	500,000	489,570
Aquila, Inc.
9.95 due 02/01/2011	70,000	75,320
14.875% due 07/01/2012	30,000	37,650
Dynegy Holdings, Inc.
8.375% due 05/01/2016	50,000	48,875
Midamerican Funding LLC
6.75% due 03/01/2011	865,000	921,055
Mirant North America LLC
7.375% due 12/31/2013	65,000	65,163
NRG Energy, Inc.
7.25% due 02/01/2014	35,000	34,125
7.375% due 02/01/2016	20,000	19,500
7.375% due 01/15/2017	25,000	24,375
XTO Energy, Inc.
6.75% due 08/01/2037	380,000	407,599

		2,123,232

Financial Services - 10.93%
AGFC Capital Trust I
6.00% due 01/15/2067 (b)(f)	860,000	779,894
American Financial Group, Inc.
7.125% due 04/15/2009	295,000	301,114
American General Finance Corp.
5.375% due 10/01/2012	346,000	341,818
Arch Western Finance LLC
6.75% due 07/01/2013	69,000	66,930
Associates Corp. of North America
8.55% due 07/15/2009	519,000	544,366
Bear Stearns Companies, Inc.
6.40% due 10/02/2017	2,025,000	1,956,474
6.95% due 08/10/2012	630,000	647,766
Beneficial Corp.
8.40% due 05/15/2008	303,000	307,103
BTM (Curacao) Holdings NV
4.76% due 07/21/2015 (b)(f)	480,000	477,842
Capital One Capital IV
6.745% due 02/17/2037 (b)	400,000	297,450
Capmark Financial Group, Inc.
5.875% due 05/10/2012 (f)	935,000	740,112
6.30% due 05/10/2017 (f)	220,000	164,002
CIT Group, Inc.
5.60% due 04/27/2011	750,000	722,158
7.625% due 11/30/2012	830,000	841,293
Citigroup Capital XXI
8.30% due 12/21/2057 (b)	1,325,000	1,399,350
Citigroup, Inc.
4.875% due 05/07/2015	989,000	931,832
5.50% due 08/27/2012	1,525,000	1,555,262

The accompanying notes are an integral part of the financial statements.

107

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Citigroup, Inc. (continued)
6.00% due 08/15/2017	$1,005,000	$1,025,339
Countrywide Financial Corp.
4.50% due 06/15/2010	210,000	152,594
5.80% due 06/07/2012	1,380,000	1,008,089
6.25% due 05/15/2016	115,000	66,190
Countrywide Home Loan
4.00% due 03/22/2011	290,000	209,396
Discover Financial Services
6.45% due 06/12/2017 (f)	885,000	852,181
Equitable Companies, Inc.
7.00% due 04/01/2028	865,000	957,641
Erac USA Finance Company
8.00% due 01/15/2011 (f)	1,816,000	1,943,056
Farmers Exchange Capital
7.05% due 07/15/2028 (f)	725,000	716,765
Ford Motor Credit Company
6.625% due 06/16/2008	40,000	39,417
7.00% due 10/01/2013	119,000	99,411
General Electric Capital Corp.
6.125% due 02/22/2011	433,000	452,630
6.75% due 03/15/2032	1,641,000	1,863,163
General Motors Acceptance Corp.
6.875% due 09/15/2011	432,000	369,573
8.00% due 11/01/2031	500,000	419,438
Goldman Sachs Group, Inc.
5.45% due 11/01/2012	805,000	828,359
5.625% due 01/15/2017	3,165,000	3,090,863
6.75% due 10/01/2037	1,240,000	1,230,741
6.875% due 01/15/2011	692,000	733,938
International Lease Finance Corp.
5.625% due 09/15/2010	670,000	680,092
Janus Capital Group, Inc.
6.25% due 06/15/2012	305,000	312,282
JP Morgan Chase & Company
5.375% due 10/01/2012	1,050,000	1,068,680
JP Morgan Chase Capital XV
5.875% due 03/15/2035	433,000	371,190
KAR Holdings, Inc.
10.00% due 05/01/2015 (f)	35,000	31,238
Lazard Group
6.85% due 06/15/2017	1,840,000	1,817,313
Lehman Brothers Holdings, Inc.
7.00% due 09/27/2027	1,695,000	1,720,345
Lehman Brothers Holdings, Inc., MTN
6.20% due 09/26/2014	2,135,000	2,174,429
Merrill Lynch & Company, Inc.
5.70% due 05/02/2017	950,000	905,439
6.11% due 01/29/2037	975,000	861,110
6.40% due 08/28/2017	1,300,000	1,320,745
Mizuho Financial Group, Cayman
5.79% due 04/15/2014 (f)	779,000	814,781
Morgan Stanley
4.75% due 04/01/2014	649,000	608,018
5.55% due 04/27/2017	285,000	277,923
6.25% due 08/28/2017	670,000	681,124

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Morgan Stanley (continued)
6.75% due 04/15/2011	$684,000	$716,929
Morgan Stanley Dean Witter
6.60% due 04/01/2012	865,000	908,875
NiSource Finance Corp.
6.40% due 03/15/2018	385,000	384,134
Sun Canada Financial Company
7.25% due 12/15/2015 (f)	1,471,000	1,654,332
Sunamerica, Inc.
8.125% due 04/28/2023	865,000	1,024,052
United States Bancorp Oregon
7.50% due 06/01/2026	1,624,000	1,851,388

		48,317,969

Food & Beverages - 0.76%
Cia Brasileira de Bebidas
8.75% due 09/15/2013	879,000	999,862
Kraft Foods, Inc.
5.625% due 11/01/2011	390,000	398,843
6.50% due 11/01/2031	1,064,000	1,043,677
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	35,000	34,475
Tyson Foods, Inc.
6.85% due 04/01/2016	400,000	410,462
YUM Brands, Inc.
7.65% due 05/15/2008	463,000	467,381

		3,354,700

Forest Products - 0.23%
Weyerhaeuser Company
6.75% due 03/15/2012	692,000	726,696
7.95% due 03/15/2025	260,000	274,784

		1,001,480

Funeral Services - 0.01%
Service Corp. International
7.375% due 10/01/2014	10,000	10,113
7.625% due 10/01/2018	20,000	20,100

		30,213

Gas & Pipeline Utilities - 0.75%
CenterPoint Energy Resources Corp.
6.125% due 11/01/2017	400,000	399,888
El Paso Corp.
7.00% due 06/15/2017	30,000	30,031
El Paso Natural Gas Company
5.95% due 04/15/2017	85,000	83,896
Kinder Morgan Energy Partners LP
7.125% due 03/15/2012	692,000	739,699
Kinder Morgan Finance Company, ULC
5.70% due 01/05/2016	70,000	63,364
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)	1,850,000	1,878,346
Williams Companies, Inc.
7.125% due 09/01/2011	87,000	91,894
8.125% due 03/15/2012	34,000	37,017

		3,324,135

The accompanying notes are an integral part of the financial statements.

108

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Healthcare Products - 0.01%
Universal Hospital Services, Inc.
8.50% due 06/01/2015	$25,000	$25,250

Healthcare Services - 0.01%
DaVita, Inc.
6.625% due 03/15/2013	13,000	12,935
7.25% due 03/15/2015	13,000	13,033

		25,968
Homebuilders - 0.64%
Centex Corp.
7.875% due 02/01/2011	865,000	847,886
D.R. Horton, Inc.
6.50% due 04/15/2016	375,000	325,359
7.875% due 08/15/2011	825,000	781,934
9.75% due 09/15/2010	91,000	89,109
Pulte Homes, Inc.
8.125% due 03/01/2011	805,000	779,689

		2,823,977
Hotels & Restaurants - 0.06%
Buffalo Thunder Development Authority
9.375% due 12/15/2014 (f)	85,000	75,650
Wyndham Worldwide Corp.
6.00% due 12/01/2016	185,000	175,454

		251,104
Household Products - 0.25%
Procter & Gamble, Series A
9.36% due 01/01/2021	856,422	1,091,399

Industrials - 0.00%
Goodman Global Holding Company, Inc.
7.875% due 12/15/2012	5,000	5,150

Insurance - 4.11%
AAG Holding Company, Inc.
6.875% due 06/01/2008	1,479,000	1,485,728
ACE Capital Trust II
9.70% due 04/01/2030	752,000	952,638
ACE INA Holdings, Inc.
5.70% due 02/15/2017	160,000	158,560
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	485,000	507,545
Equitable Life Assurance Society
7.70% due 12/01/2015 (f)	680,000	778,881
Everest Reinsurance Holdings, Inc.
6.50% due 05/15/2037 (b)	1,475,000	1,306,405
8.75% due 03/15/2010	596,000	652,253
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	519,000	544,132
Jackson National Life Insurance Company
8.15% due 03/15/2027 (f)	1,298,000	1,602,829
Liberty Mutual Insurance Company
7.697% due 10/15/2097 (f)	2,000,000	1,874,740
MetLife, Inc.
5.70% due 06/15/2035	692,000	631,900
Metropolitan Life Global Mountain
4.25% due 07/30/2009 (f)	500,000	500,305

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Nationwide Mutual Insurance Company
8.25% due 12/01/2031 (f)	$865,000	$1,088,316
Navigators Group, Inc.
7.00% due 05/01/2016	204,000	217,054
Ohio National Life Insurance Company
8.50% due 05/15/2026 (f)	995,000	1,183,426
Premium Asset Trust
4.125% due 03/12/2009 (f)	563,000	550,611
Principal Life Global Funding I
6.125% due 10/15/2033 (f)	697,000	714,762
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	865,000	923,182
Unitrin, Inc.
6.00% due 05/15/2017	705,000	674,204
UnumProvident Finance Company, PLC
6.85% due 11/15/2015 (f)	390,000	404,226
W.R. Berkley Corp.
5.125% due 09/30/2010	346,000	345,100
5.60% due 05/15/2015	377,000	365,157
Willis North America, Inc.
6.20% due 03/28/2017	730,000	728,393

		18,190,347
International Oil - 0.24%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033	238,000	242,133
Canadian Oil Sands
7.90% due 09/01/2021 (f)	465,000	520,496
Newfield Exploration Company
6.625% due 04/15/2016	25,000	24,500
Pioneer Natural Resources Company
6.65% due 03/15/2017	260,000	250,735
6.875% due 05/01/2018	35,000	33,846

		1,071,710
Leisure Time - 0.26%
AMC Entertainment, Inc.
11.00% due 02/01/2016	40,000	42,100
Harrah's Operating Company, Inc.
5.625% due 06/01/2015	40,000	29,200
6.50% due 06/01/2016	700,000	521,500
MGM Mirage, Inc.
6.00% due 10/01/2009	300,000	298,500
OED Corp./ Diamond Jo
8.75% due 04/15/2012	55,000	55,000
Park Place Entertainment Corp.
8.125% due 05/15/2011	96,000	89,280
Seneca Gaming Corp.
7.25% due 05/01/2012	45,000	45,337
Station Casinos, Inc.
6.00% due 04/01/2012	35,000	31,150
Wynn Las Vegas LLC
6.625% due 12/01/2014	61,000	59,933

		1,172,000
Liquor - 0.30%
Constellation Brands, Inc.
7.25% due 09/01/2016	35,000	32,813

The accompanying notes are an integral part of the financial statements.

109

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Liquor (continued)
Constellation Brands, Inc. (continued)
7.25% due 05/15/2017 (f)	$35,000	$32,375
Miller Brewing Company
5.50% due 08/15/2013 (f)	1,145,000	1,160,226
Molson Coors Capital Financial
4.85% due 09/22/2010	113,000	113,597

		1,339,011
Manufacturing - 0.08%
SPX Corp.
7.625% due 12/15/2014 (f)	30,000	30,600
Tyco International Group SA
6.75% due 02/15/2011	300,000	314,652

		345,252
Medical-Hospitals - 0.33%
Community Health Systems, Inc.
8.875% due 07/15/2015	35,000	35,656
HCA, Inc.
6.375% due 01/15/2015	15,000	12,675
7.875% due 02/01/2011	130,000	126,750
9.625% due 11/15/2016	80,000	84,600
Quest Diagnostics, Inc.
5.45% due 11/01/2015	450,000	438,537
6.95% due 07/01/2037	635,000	671,425
Tenet Healthcare Corp.
9.875% due 07/01/2014	80,000	76,200

		1,445,843
Metal & Metal Products - 0.05%
Inco, Ltd.
5.70% due 10/15/2015	217,000	216,781

Mining - 0.18%
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.375% due 11/30/2012 (f)	615,000	658,270
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	35,000	37,100
8.375% due 04/01/2017	85,000	91,163

		786,533
Newspapers - 0.18%
News America Holdings, Inc.
9.25% due 02/01/2013	701,000	819,398

Office Furnishings & Supplies - 0.01%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	35,000	36,444

Paper - 0.06%
Alto Parana SA
6.375% due 06/09/2017 (f)	150,000	149,325
Georgia-Pacific Corp.
7.00% due 01/15/2015 (f)	120,000	116,700

		266,025
Petroleum Services - 0.53%
EnCana Corp.
5.90% due 12/01/2017	450,000	460,339

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Petroleum Services (continued)
Halliburton Company
5.50% due 10/15/2010	$593,000	$609,576
Noram Energy Corp.
6.50% due 02/01/2008	492,000	492,363
Petroleum Export, Ltd.
5.265% due 06/15/2011 (f)	336,660	332,818
Pride International, Inc.
7.375% due 07/15/2014	35,000	35,962
Tesoro Corp.
6.50% due 06/01/2017	425,000	420,750

		2,351,808
Pharmaceuticals - 0.32%
AmerisourceBergen Corp.
5.875% due 09/15/2015	1,260,000	1,236,303
Elan Finance PLC/Elan Finance Corp.
7.75% due 11/15/2011	75,000	70,500
8.875% due 12/01/2013	75,000	73,875
Omnicare, Inc.
6.75% due 12/15/2013	20,000	18,800
6.875% due 12/15/2015	30,000	27,900

		1,427,378
Publishing - 0.10%
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	48,000	43,680
8.00% due 11/15/2013	55,000	51,700
Idearc, Inc.
8.00% due 11/15/2016	155,000	142,213
Medianews Group, Inc.
6.375% due 04/01/2014	40,000	24,000
Scholastic Corp.
5.00% due 04/15/2013	230,000	197,568

		459,161
Railroads & Equipment - 0.01%
American Railcar Industries, Inc.
7.50% due 03/01/2014	25,000	23,625

Real Estate - 2.78%
AMB Property LP, REIT
5.45% due 12/01/2010	255,000	260,136
7.50% due 06/30/2018	364,000	410,745
AvalonBay Communities, Inc., REIT
5.50% due 01/15/2012	800,000	798,513
Brandywine Operating Partnership, REIT
5.70% due 05/01/2017	825,000	764,245
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	110,000	107,132
5.00% due 05/03/2010	45,000	44,280
Duke Realty Corp. LP, REIT
5.25% due 01/15/2010	480,000	481,112
Equity One, Inc.
6.00% due 09/15/2017	700,000	673,717
Health Care Property Investors, Inc., REIT
5.65% due 12/15/2013	750,000	727,393
5.95% due 09/15/2011	450,000	450,985

The accompanying notes are an integral part of the financial statements.

110

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Real Estate (continued)
Health Care Property Investors, Inc., REIT
(continued)
7.072 due 06/08/2015	$433,000	$447,792
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	1,298,000	1,417,132
Host Hotels & Resorts LP, REIT
6.875% due 11/01/2014	15,000	14,925
Kimco Realty Corp., REIT
5.584% due 11/23/2015	410,000	392,277
Liberty Property LP, REIT
6.625% due 10/01/2017	210,000	210,115
7.25% due 03/15/2011	725,000	773,212
Realty Income Corp., REIT
6.75% due 08/15/2019	1,305,000	1,346,263
Regency Centers LP, REIT
7.95% due 01/15/2011	606,000	662,146
Rouse Company LP, REIT
6.75% due 05/01/2013 (f)	40,000	37,158
United Dominion Realty Trust, Inc., REIT
5.25% due 01/15/2016	433,000	398,988
6.05% due 06/01/2013	750,000	756,400
Ventas Realty LP/Ventas Capital Corp., REIT
6.625% due 10/15/2014	300,000	297,000
6.75% due 06/01/2010	13,000	13,097
7.125% due 06/01/2015	22,000	22,220
Westfield Group
5.40% due 10/01/2012 (f)	800,000	798,309

		12,305,292
Retail - 0.15%
CVS Caremark Corp.
6.125% due 08/15/2016	650,000	667,215

Retail Grocery - 0.17%
Kroger Company
6.75% due 04/15/2012	671,000	712,233
Pathmark Stores, Inc.
8.75% due 02/01/2012	57,000	58,663

		770,896
Retail Trade - 0.60%
CVS Caremark Corp.
6.943% due 01/10/2030 (f)	580,000	581,717
Federated Department Stores, Inc.
6.90% due 04/01/2029	519,000	475,322
Lazy Days RV Center, Inc.
11.75% due 05/15/2012	36,000	30,960
Macys Retail Holdings, Inc.
5.875% due 01/15/2013	1,600,000	1,567,397

		2,655,396
Sanitary Services - 0.01%
Allied Waste North America, Inc.
6.50% due 11/15/2010	25,000	25,000
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	35,000	34,300

		59,300

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Semiconductors - 0.02%
Freescale Semiconductor, Inc., PIK
9.125% due 12/15/2014	$95,000	$80,750

Software - 0.22%
Fiserv, Inc.
6.125% due 11/20/2012	625,000	636,463
Intuit, Inc.
5.40% due 03/15/2012	315,000	319,931

		956,394
Steel - 0.01%
International Steel Group, Inc.
6.50% due 04/15/2014	30,000	30,805

Telecommunications Equipment &
Services - 0.28%
Bellsouth Corp.
4.75% due 11/15/2012	973,000	962,597
Citizens Communications Company
9.25% due 05/15/2011	83,000	89,847
GCI, Inc.
7.25% due 02/15/2014	65,000	58,906
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	45,000	45,225
Intelsat Subsidiary Holding Company, Ltd.
8.25% due 01/15/2013	18,000	18,090
8.625% due 01/15/2015	63,000	63,315
PanAmSat Corp.
9.00% due 08/15/2014	12,000	12,060

		1,250,040
Telephone - 2.17%
Ameritech Capital Funding Corp.
6.45% due 01/15/2018	952,000	1,001,057
British Telecommunications PLC
5.15% due 01/15/2013	780,000	778,312
8.625% due 12/15/2010	519,000	569,524
Qwest Corp.
7.50% due 10/01/2014	80,000	81,200
Sprint Capital Corp.
7.625% due 01/30/2011	1,220,000	1,271,361
8.375% due 03/15/2012	750,000	812,268
8.75% due 03/15/2032	400,000	450,879
Telecom Italia Capital SA
6.00% due 09/30/2034	447,000	434,665
6.20% due 07/18/2011	1,270,000	1,305,215
Telefonica Emisones SAU
7.045% due 06/20/2036	575,000	642,727
Verizon Communications, Inc.
5.55% due 02/15/2016	1,120,000	1,132,020
8.75% due 11/01/2021	865,000	1,060,010
Windstream Corp.
8.125% due 08/01/2013	10,000	10,350
8.625% due 08/01/2016	60,000	63,000

		9,612,588
Tobacco - 0.33%
Alliance One International, Inc.
11.00% due 05/15/2012	48,000	50,160

The accompanying notes are an integral part of the financial statements.

111

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Tobacco (continued)
Altria Group, Inc.
7.00% due 11/04/2013	$926,000	$1,035,580
Reynolds American, Inc.
7.25% due 06/01/2013	295,000	312,031
7.30% due 07/15/2015	44,000	45,714

		1,443,485
Transportation - 0.29%
DP World, Ltd.
6.85% due 07/02/2037 (f)	1,300,000	1,235,837
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	30,000	30,450

		1,266,287
Utility Service - 0.01%
Edison Mission Energy
7.00% due 05/15/2017	10,000	9,825
7.20% due 05/15/2019	25,000	24,563

		34,388

TOTAL CORPORATE BONDS (Cost $193,394,704)		$194,526,653

MUNICIPAL BONDS - 1.20%

Arizona - 0.20%
Phoenix Arizona Civic Improvement Corp.
6.30% due 07/01/2008	875,000	882,840

California - 0.29%
Southern California Public Power Authority Project,
Series B
6.93% due 05/15/2017	1,125,000	1,290,341

Florida - 0.23%
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue
8.95% due 12/01/2022	865,000	1,009,741

Indiana - 0.03%
Indiana Bond Bank Revenue
5.02% due 01/15/2016	120,000	118,148

Maryland - 0.06%
Maryland State Transportation Authority, Ltd.
5.84% due 07/01/2011	260,000	272,204

Michigan - 0.26%
Detroit Michigan Downtown Development Authority
6.20% due 07/01/2008	1,155,000	1,164,794

New Jersey - 0.03%
Jersey City, NJ, Municipal Utilities Authority
4.55% due 05/15/2012	130,000	129,167

New York - 0.10%
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	435,000	429,154

TOTAL MUNICIPAL BONDS (Cost $5,221,296)		$5,296,389

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.28%
American Tower Trust, Series 2007-1A, Class AFX
5.4197% due 04/15/2037 (f)	800,000	815,904

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc, Series
2006-2, Class A4
5.74% due 05/10/2045 (b)	$2,500,000	$2,583,878
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2 Class A4
6.186% due 06/11/2035	2,594,203	2,719,906
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T12, Class A4
4.68% due 08/13/2039	2,594,203	2,561,239
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871% due 09/11/2042	1,405,000	1,362,100
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class AM
5.749% due 09/11/2038 (b)	2,000,000	2,016,248
Chase Commercial Mortgage Securities Corp.,
Series 1998-1, Class A2
6.56% due 05/18/2030	1,011,210	1,010,254
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A2
6.39% due 11/18/2030	1,903,401	1,915,283
Commercial Mortgage Asset Trust, Series
1999-C1, Class A3
6.64% due 01/17/2032	2,471,080	2,513,341
Commercial Mortgage Pass Through Certificates,
Series 2006-C7, Class A4
5.768% due 06/10/2046 (b)	2,000,000	2,071,488
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467% due 09/15/2039	2,500,000	2,519,535
Diversified REIT Trust, Series 2000-1A, Class B
6.971% due 03/08/2010 (f)	2,000,000	2,030,600
First Union - Chase Commercial Mortgage,
Series 1999-C2, Class A2
6.645% due 06/15/2031	2,210,964	2,242,418
General Electric Capital Assurance Company,
Series 2003-1, Class A5
5.7426% due 05/12/2035 (b)(f)	570,725	601,144
Government National Mortgage Association, Series
2006-38, Class XS
2.2225% IO due 09/16/2035 (b)	530,401	46,322
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class A4
5.553% due 04/10/2038 (b)	2,500,000	2,538,604
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4
5.56% due 11/10/2039 (b)	2,250,000	2,285,088
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2007-CB18, Class A4
5.44% due 06/12/2047	80,000	80,317
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
5.875% due 04/15/2045 (b)	2,150,000	2,236,994
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	1,500,000	1,517,347
LB-UBS Commercial Mortgage Trust, Series
2005-C5, Class A4
4.954% due 09/15/2030	1,500,000	1,457,849

The accompanying notes are an integral part of the financial statements.

112

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2001-C7, Class A3
5.642% due 12/15/2025	$1,179,933	$1,194,840
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	1,297,102	1,375,131
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.883% due 06/15/2038 (b)	1,700,000	1,774,078
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.6587% due 05/12/2039 (b)	2,000,000	2,059,236
Morgan Stanley Capital I, Inc., Series 1998-WF2,
Class A2
6.54% due 07/15/2030 (b)	242,369	242,116
Morgan Stanley Capital I, Inc., Series 1999-WF1,
Class A2
6.21% due 11/15/2031 (b)	1,918,402	1,924,052
Morgan Stanley Capital I, Series 2007-HQ11,
Class A4
5.447% due 02/12/2044 (b)	2,095,000	2,099,967
Morgan Stanley Dean Witter Capital I,
Series 2001, Class A4
6.39% due 07/15/2033	707,905	740,768
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP5, Class A4
6.39% due 10/15/2035	1,729,469	1,819,861
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	259,421	270,456
Nomura Asset Securities Corp.,
Series 1998-D6, Class A1B
6.59% due 03/15/2030	1,137,407	1,140,047
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	2,594,203	2,543,262

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $54,401,446)		$54,309,673

ASSET BACKED SECURITIES - 2.96%
AESOP Funding II LLC, Series 2003-4, Class A
2.86% due 08/20/2009 (f)	1,505,000	1,492,816
Capital One Multi-Asset Execution Trust,
Series 2003-A4, Class A4
3.65% due 07/15/2011	2,660,000	2,644,293
Carmax Auto Owner Trust, Series 2004-2, Class A4
3.46% due 09/15/2011	1,567,754	1,554,858
Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2
5.261% due 04/25/2037 (f)	900,000	888,151
Ford Credit Auto Owner Trust, Series 2005-C,
Class A4
4.36% due 06/15/2010	1,786,000	1,781,351
Harley-Davidson Motorcycle Trust,
Series 2005-1, Class A2
3.76% due 12/17/2012	2,140,820	2,121,076
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.53% due 06/01/2015	483,869	508,780

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	$217,000	$230,069
WFS Financial Owner Trust,
Series 2005-2, Class A4
4.39% due 11/19/2012	1,855,000	1,852,060

TOTAL ASSET BACKED SECURITIES
(Cost $13,076,489)		$13,073,454

REPURCHASE AGREEMENTS - 9.18%
Tri Party Repo Deutsche Bank dated
12/31/2007 at 4.75% to be
repurchased at $40,610,714 on
01/02/2008, collateralized by
$26,589 Federal Government Loan
Mortgage Corp., 6.00% due
10/01/2037 (valued at $27,019,
including interest) and
$17,269,574 Federal Government
Loan Mortgage Corp., 6.50% due
10/01/2037 (value at $17,801,925,
including interest) and
$10,116,803 Federal Government
Loan Mortgage Corp., 6.50% due
11/01/2036 (value at $9,725,975,
including interest) and
$14,604,501 Federal Government
Loan Mortgage Corp., 5.00% due
05/01/2037 (value at $13,857,081,
including interest) (c)	$40,600,000	$40,600,000

TOTAL REPURCHASE AGREEMENTS
(Cost $40,600,000)		$40,600,000

Total Investments (Investment Quality Bond Trust)
(Cost $433,956,061) - 99.54%		$440,115,169
Other Assets in Excess of Liabilities - 0.46%		2,033,681

TOTAL NET ASSETS - 100.00%		$442,148,850

Money Market Trust

	Shares or Principal Amount	Value

COMMERCIAL PAPER - 19.92%
Automobiles - 1.67%
BMW US Capital LLC
zero coupon due 01/02/2008	50,000,000	$49,994,153
Banking - 7.69%
National Australia Funding Delaware, Inc.
zero coupon due 01/02/2008 to
01/03/2008	60,000,000	59,989,375
UBS Finance Delaware LLC
zero coupon due 01/09/2008 to
01/11/2008	90,000,000	89,905,667

The accompanying notes are an integral part of the financial statements.

113

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value

COMMERCIAL PAPER (continued)
Banking (continued)
Wells Fargo & Company
zero coupon due 01/02/2008 to
01/10/2008	80,000,000	$79,962,222

		229,857,264
Computers & Business Equipment - 0.81%
International Business Machines Corp.
zero coupon due 01/09/2008	24,282,000	24,259,283
Financial Services - 9.75%
Abbey National North America LLC
zero coupon due 01/02/2008 to
01/11/2008	85,000,000	84,933,400
Danske Corp.
zero coupon due 01/07/2008	53,705,000	53,665,616
General Electric Capital Corp.
zero coupon due 01/17/2008	20,000,000	19,962,933
Goldman Sachs Group, Inc.
zero coupon due 01/07/2008 to
01/09/2008	70,000,000	69,933,583
State Street Corp.
zero coupon due 01/03/2008 to
01/08/2008	63,239,000	63,222,157

		291,717,689

TOTAL COMMERCIAL PAPER (Cost $595,828,389)		$595,828,389

U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.42%
Federal Home Loan Bank - 19.12%
Federal Home Loan Bank Discount Notes
zero coupon due 01/04/2008 to
02/01/2008	572,182,000	571,765,846
Federal Home Loan Mortgage Corp. - 14.76%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 01/03/2008 to
02/04/2008	442,403,000	441,651,666
Federal National Mortgage
Association - 23.54%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/02/2008 to
01/15/2008	704,526,000	703,962,098

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,717,379,610)		$1,717,379,610

U.S. TREASURY OBLIGATIONS - 23.37%
U.S. Treasury - 23.37%
U.S. Treasury Bills
zero coupon due 01/24/2008 to
06/05/2008	704,000,000	698,865,601

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $698,865,601)		$698,865,601

Total Investments (Money Market Trust)
(Cost $3,012,073,600) - 100.71%		$3,012,073,600
Liabilities in Excess of Other Assets - (0.71)%		(21,249,307)

TOTAL NET ASSETS - 100.00%		$2,990,824,293

Money Market Trust B

	Shares or Principal Amount	Value

COMMERCIAL PAPER - 22.26%
Banking - 7.35%
National Australia Funding Delaware, Inc.
zero coupon due 01/02/2008	15,000,000	$14,998,229
UBS Finance Delaware LLC
zero coupon due 01/02/2008	15,000,000	14,998,175
Wells Fargo & Company
zero coupon due 01/02/2008	15,000,000	14,998,229

		44,994,633

Financial Services - 14.91%
Abbey National North America LLC
zero coupon due 01/03/2008	15,000,000	14,996,383
BNP Paribas Finance, Inc.
zero coupon due 01/04/2008	15,000,000	14,994,000
Danske Corp.
zero coupon due 01/07/2008	15,000,000	14,989,000
Dresdner U.S. Finance, Inc.
zero coupon due 01/04/2008	15,000,000	14,993,963
Goldman Sachs Group, Inc.
zero coupon due 01/07/2008	15,000,000	14,986,875
Lehman Brothers Holdings, Inc.
zero coupon due 01/02/2008	16,330,000	16,328,118

		91,288,339

TOTAL COMMERCIAL PAPER (Cost $136,282,972)		$136,282,972

U.S. GOVERNMENT AGENCY OBLIGATIONS - 54.63%
Federal Home Loan Bank - 21.17%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008 to
01/11/2008	129,705,000	129,603,538
Federal Home Loan Mortgage Corp. - 9.79%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 01/08/2008 to
01/23/2008	60,000,000	59,895,225
Federal National Mortgage
Association - 23.67%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/02/2008 to
01/16/2008	145,000,000	144,883,382

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $334,382,145)		$334,382,145

U.S. TREASURY OBLIGATIONS - 22.81%
U.S. Treasury - 22.81%
U.S. Treasury Bills
zero coupon due 01/24/2008 to
06/05/2008	140,700,000	139,612,772

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $139,612,772)		$139,612,772

Total Investments (Money Market Trust B)
(Cost $610,277,889) - 99.70%		$610,277,889
Other Assets in Excess of Liabilities - 0.30%		1,865,991

TOTAL NET ASSETS - 100.00%		$612,143,880

The accompanying notes are an integral part of the financial statements.

114

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Real Return Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 99.08%

Treasury Inflation Protected
Securities (d) - 98.42%
0.875% TBA **	$69,310,125	$69,080,302
1.625% due 01/15/2015 (h)	33,895,708	34,030,749
1.875% TBA ** (h)	245,359,450	251,525,760
2.00% due 04/15/2012 to 01/15/2026 (h)	274,908,405	280,848,214
2.375% TBA **	137,231,880	144,072,066
2.375% due 01/15/2017 to 01/15/2027 (h)	32,893,316	34,753,042
2.50% due 07/15/2016 (h)	41,204,988	43,941,246
2.625% due 07/15/2017 (h)	6,286,180	6,782,688
3.00% due 07/15/2012 (h)	16,183,725	17,527,735
3.375% due 01/15/2012 to 04/15/2032 (h)	18,465,402	22,638,907
3.50% due 01/15/2011 (h)	73,152,684	78,673,444
3.625% due 04/15/2028 (h)	62,492,963	79,170,772
3.875% due 01/15/2009 to 04/15/2029 (h)	65,867,050	82,260,814
4.25% due 01/15/2010 (h)	53,946,000	57,562,054

		1,202,867,793
U.S. Treasury Notes - 0.66%
4.625% due 02/29/2012 (h)	7,600,000	7,975,250

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,196,434,063)		$1,210,843,043

U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.93%

Federal Home Loan Mortgage Corp. - 19.27%
4.50% due 05/15/2017	277,195	277,066
4.557% due 01/01/2034	374,109	381,103
5.50% due 12/01/2036 to 12/01/2037	34,561,767	34,488,246
5.50% TBA **	72,000,000	71,779,611
5.538% due 08/01/2036 (b)	993,228	1,000,823
6.00% due 10/01/2031 to 11/01/2037	106,017,372	107,606,172
6.681% due 10/01/2036 (b)	4,735,336	4,836,431
6.70% due 09/01/2036 (b)	7,856,463	8,003,560
6.757% due 07/01/2036 (b)	7,075,118	7,214,194

		235,587,206
Federal National Mortgage
Association - 25.02%
4.535% due 07/01/2035	3,243,415	3,247,749
4.678% due 01/01/2035	409,022	407,493
5.00% due 05/01/2036 to 06/01/2036	8,735,157	8,525,387
5.50% due 10/01/2036 to 12/01/2037	137,476,007	137,311,552
6.00% due 04/01/2021 to 12/01/2037	111,833,645	113,719,348
6.063% due 03/01/2044 to 09/01/2044	3,840,048	3,845,735
6.063% due 10/01/2044 (b)	148,315	148,874
6.50% TBA **	37,500,000	38,542,950

		305,749,088
Government National Mortgage
Association - 2.64%
5.50% due 08/15/2037	975,514	982,714
6.00% due 10/15/2028 to 08/15/2037	7,784,807	7,973,501

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association (continued)
6.50% due 04/15/2036 to 09/15/2037		$22,549,401	$23,291,850

			32,248,065

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $569,000,637)			$573,584,359

FOREIGN GOVERNMENT OBLIGATIONS - 2.42%

Japan - 1.99%
Government of Japan
0.80% due 12/10/2015	JPY	633,150,000	5,606,904
1.10% due 12/10/2016		1,070,000,000	9,632,538
1.20% due 06/10/2017		1,008,000,000	9,095,144

			24,334,586
United Kingdom - 0.43%
Government of United Kingdom
6.5791% due 05/20/2009	GBP	1,000,000	5,270,573

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $28,511,810)			$29,605,159

CORPORATE BONDS - 21.72%

Automobiles - 0.42%
DaimlerChrysler NA Holding Corp., MTN
5.4612% due 03/13/2009 (b)		$5,100,000	5,071,547

Banking - 7.73%
Bank of America Corp.
4.875% due 11/06/2009 (b)		700,000	697,553
Bank of America Corp., Series MTNJ
5.055% due 02/17/2009 (b)		2,100,000	2,102,497
Bank of America NA, BKNT
4.9662% due 12/18/2008 (b)		700,000	699,531
Bank of Ireland, MTN
4.9512% due 12/19/2008 (b)		6,400,000	6,396,122
5.0162% due 12/18/2009 (b)		900,000	897,409
Barclays Bank PLC
5.45% due 09/12/2012		7,300,000	7,472,655
7.434% due 09/29/2049 (b)(f)		700,000	727,406
Barclays Bank PLC, ADR
6.05% due 12/04/2017 (f)		7,500,000	7,426,515
Charter One Bank N.A., BKNT
5.115% due 04/24/2009 (b)		5,900,000	5,875,721
Commonwealth Bank of Australia
5.2825% due 06/08/2009 (b)(f)		300,000	299,856
Credit Agricole SA
5.0531% due 05/28/2009 (b)(f)		5,500,000	5,502,178
DnB NORBank ASA
5.3125% due 10/13/2009 (b)(f)		900,000	900,432
Export-Import Bank of Korea, Series 97
5.46% due 10/04/2011 (b)(f)		1,200,000	1,200,720
Fortis Bank
4.7669% due 06/30/2008 (b)		5,400,000	5,394,638
5.1481% due 09/30/2008 (b)		10,500,000	10,477,173
HSBC Finance Corp.
4.9818% due 05/21/2008 (b)		1,100,000	1,099,871

The accompanying notes are an integral part of the financial statements.

115

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Banking (continued)
HSBC Finance Corp. (continued)
5.24% due 10/21/2009 (b)		$1,600,000	$1,592,432
Nordea Bank Finland PLC, Series YCD
4.7875% due 03/31/2008 (b)		300,000	299,922
5.23% due 04/09/2009		5,200,000	5,193,365
5.297% due 05/28/2008		3,100,000	3,100,567
Royal Bank of Scotland Group PLC
5.23% due 07/21/2008 (b)(f)		300,000	299,906
7.0916% due 10/29/2049	EUR	500,000	724,665
Santander Perpetual SA Unipersonal
6.671% due 10/29/2049 (b)(f)		$3,100,000	3,108,333
Santander US Debt SA Unipersonal
4.97% due 09/19/2008 (b)(f)		400,000	398,627
5.2006% due 11/20/2009 (f)		4,700,000	4,642,195
Skandinaviska Enskilda Banken AB, Series YCD
4.8694% due 02/13/2009 (b)		900,000	898,950
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017		1,200,000	1,208,454
Unicredit Luxembourg Finance SA
5.1425% due 10/24/2008 (b)(f)		1,300,000	1,297,431
Unicredito Italiano, Series YCD
4.855% due 05/06/2008 (b)		1,100,000	1,099,235
5.0618% due 05/29/2008 (b)		4,100,000	4,106,282
Wachovia Bank NA, BKNT
5.015% due 02/23/2009 (b)		2,400,000	2,394,101
5.1937% due 12/02/2010 (b)		1,700,000	1,686,798
Westpac Banking Corp., Series DPNT
5.2119% due 06/06/2008 (b)		4,700,000	4,697,528
World Savings Bank FSB, BKNT
4.9375% due 05/08/2009 (b)		300,000	300,307
4.9762% due 06/20/2008 (b)		300,000	300,252

			94,519,627
Cable & Television - 0.31%
EchoStar DBS Corp.
7.00% due 10/01/2013		3,800,000	3,838,000

Cellular Communications - 0.39%
America Movil SAB de CV
4.9575% due 06/27/2008 (b)		4,800,000	4,776,000

Crude Petroleum & Natural Gas - 0.40%
Chesapeake Energy Corp.
2.50% due 05/15/2037		4,400,000	4,897,552

Financial Services - 9.51%
Abbey National Treasury Services PLC, Series YCD
4.805% due 07/02/2008 (b)		4,100,000	4,100,800
American Express Bank FSB, BKNT
6.00% due 09/13/2017		2,700,000	2,715,047
American Express Centurion Bank, BKNT
5.25% due 05/07/2008 (b)		400,000	399,626
6.00% due 09/13/2017		2,600,000	2,614,490
Atlas Reinsurance PLC
8.7859% due 01/10/2010 (b)(f)	EUR	8,900,000	13,170,997
Bear Stearns Companies, Inc.
6.95% due 08/10/2012		$3,000,000	3,084,600

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)(f)		$368,144	$400,000
Calabash Re, Ltd.
13.3906% due 01/08/2010 (b)(f)		300,000	308,315
Calyon New York
5.335% due 01/16/2009		4,100,000	4,093,989
Citigroup Capital XXI
8.30% due 12/21/2057 (b)		1,300,000	1,372,947
Citigroup Funding, Inc., MTN
4.8962% due 04/23/2009 (b)		5,300,000	5,267,781
Citigroup, Inc.
4.8725% due 12/28/2009 (b)		4,900,000	4,810,761
4.8975% due 12/26/2008 (b)		1,000,000	995,797
4.9437% due 05/02/2008 (b)		700,000	699,775
5.0237% due 01/30/2009 (b)		700,000	694,243
East Lane Re, Ltd.
11.9113% due 05/06/2011 (b)(f)		300,000	299,991
Ford Motor Credit Company
7.25% due 10/25/2011		2,150,000	1,862,242
7.80% due 06/01/2012		150,000	131,499
General Electric Capital Corp.
5.1712% due 03/04/2008 (b)		2,100,000	2,101,241
5.50% due 09/15/2067 (b)(f)	EUR	5,400,000	7,638,292
6.375% due 11/15/2067 (b)		$1,500,000	1,548,723
General Electric Capital Corp., MTN
5.065% due 10/24/2008 (b)		700,000	698,763
5.095% due 10/26/2009 (b)		800,000	798,046
5.1725% due 12/12/2008 (b)		600,000	599,730
Goldman Sachs Group, Inc.
5.1425% due 06/28/2010 (b)		3,500,000	3,443,268
6.75% due 10/01/2037		6,400,000	6,352,211
Goldman Sachs Group, Inc., MTN
4.9237% due 12/23/2008 (b)		4,800,000	4,786,013
Goldman Sachs Group, Inc., Series B, MTN
4.9737% due 12/22/2008 (b)		4,800,000	4,786,478
Green Valley, Ltd.
8.3758% due 01/10/2012 (b)(f)	EUR	500,000	731,025
JP Morgan Chase & Company, Series 1
4.915% due 06/26/2009 (b)		$500,000	497,729
Lehman Brothers Holdings, Inc.
7.00% due 09/27/2027		500,000	507,477
Lehman Brothers Holdings, Inc., MTN
4.905% due 11/24/2008 (b)		300,000	295,346
4.9337% due 12/23/2008 (b)		4,800,000	4,718,218
6.20% due 09/26/2014		200,000	203,694
Longpoint Re, Ltd.
10.2406% due 05/08/2010 (b)(f)		1,000,000	1,021,475
Merna Reinsurance, Ltd., Series A
5.48% due 07/07/2010 (b)		4,200,000	4,110,960
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017		2,700,000	2,743,087
Merrill Lynch & Company, Inc., MTN
5.1912% due 10/23/2008 (b)		2,000,000	1,973,036
Merrill Lynch & Company, Inc., Series 1
4.9137% due 12/22/2008 (b)		4,800,000	4,735,910

The accompanying notes are an integral part of the financial statements.

116

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
Morgan Stanley, EMTN
5.42% due 01/22/2009 (b)		$200,000	$197,705
Morgan Stanley, MTN
4.9719% due 11/21/2008 (b)		900,000	893,415
Mystic Re, Ltd.
14.0812% due 12/05/2008 (b)(f)		600,000	610,260
15.0812% due 06/07/2011 (b)(f)		1,700,000	1,782,643
Nisource Finance Corp.
5.585% due 11/23/2009 (b)		400,000	396,137
Nuveen Investments, Inc.
10.50% due 11/15/2015 (f)		1,800,000	1,793,250
Phoenix Quake Wind, Ltd.
7.81% due 07/03/2008 (b)(f)		1,500,000	1,499,550
Pylon, Ltd., Class A
6.224% due 12/18/2008 (b)	EUR	600,000	873,019
Pylon, Ltd., Class B
8.624% due 12/29/2008 (b)(f)		1,000,000	1,473,162
Rabobank Nederland
5.2625% due 01/15/2009 (b)(f)		$500,000	499,316
Redwood Capital IX, Ltd., Series D
12.9931% due 01/09/2008 (b)(f)		400,000	399,800
Residential Reinsurance 2005, Ltd., Series A
10.5737% due 06/06/2008 (b)(f)		900,000	899,190
Residential Reinsurance 2007, Ltd., Series CL1
12.3737% due 06/07/2010 (b)(f)		2,700,000	2,770,200
Vita Capita II, Ltd.
6.1306% due 01/01/2010 (b)(f)		300,000	295,950
Vita Capital III, Ltd., Series B-II
6.3506% due 01/01/2012 (b)(f)		600,000	590,531

			116,255,894
Food & Beverages - 0.18%
Kraft Foods, Inc.
6.00% due 02/11/2013		1,100,000	1,130,916
6.125% due 02/01/2018		1,000,000	1,007,645

			2,138,561
Forest Products - 0.24%
Weyerhaeuser Company
5.8838% due 09/24/2009 (b)		2,900,000	2,901,088

Gas & Pipeline Utilities - 1.50%
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)		12,200,000	12,386,928
Rockies Express Pipeline LLC
5.7763% due 08/20/2009 (b)(f)		5,900,000	5,901,605

			18,288,533
Hotels & Restaurants - 0.03%
Harrah’s Operating Company, Inc.
7.50% due 01/15/2009		400,000	415,426

Insurance - 0.79%
American International Group, Inc.
4.8837% due 06/23/2008 (b)(f)		4,800,000	4,802,472
American International Group, Inc., MTN
5.85% due 01/16/2018		4,100,000	4,126,847

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Foundation Re II, Ltd.
11.655% due 11/26/2010 (b)(f)	$700,000	$722,184

		9,651,503
Retail - 0.22%
Wal-Mart Stores, Inc.
4.8906% due 06/16/2008 (b)	2,700,000	2,700,689

TOTAL CORPORATE BONDS (Cost $262,440,873)		$265,454,420

MUNICIPAL BONDS - 0.32%

California - 0.01%
California County California Tobacco Securitization
Agency, Tobacco Settlement Asset-Backed
Bonds (Fresno County Tobacco Funding Corp.)
5.625% due 06/01/2023	80,000	78,662
Golden State Tobacco Securitization Corp., Series
A-1
5.75% due 06/01/2047	100,000	93,807

		172,469
New York - 0.09%
New York City Municipal Water Finance Authority,
Water & Sewer Revenue, Series A
5.00% due 06/15/2038	800,000	831,112
New York City Municipal Water Finance Authority,
Water & Sewer Revenue, Series D
4.75% due 06/15/2038	200,000	201,518

		1,032,630
Ohio - 0.08%
Buckeye Tobacco Settlement Financing Authority
6.00% due 06/01/2042	1,000,000	978,730

Rhode Island - 0.05%
Tobacco Settlement Financing Corp., Tobacco
Settlement Asset-Backed Bonds, Series A
6.00% due 06/01/2023	600,000	611,778

West Virginia - 0.09%
Tobacco Settlement Finance Authority of West
Virginia, Tobacco Settlement Funded
7.467% due 06/01/2047	1,200,000	1,152,480

TOTAL MUNICIPAL BONDS (Cost $3,869,004)		$3,948,087

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.97%
American Home Mortgage Investment Trust, Series
2005-2, Class 5A2
5.015% due 09/25/2035 (b)	50,227	50,181
Banc of America Funding Corp., Series 2006-A,
Class 1A1
4.6215% due 02/20/2036 (b)	2,017,798	2,008,033
Banc of America Funding Corp., Series 2006-J,
Class 4A1
6.1441% due 01/20/2047 (b)	1,514,565	1,491,293
Banc of America Large Loan, Inc., Series
2007-BMB1, Class A1
5.5375% due 08/15/2029 (b)(f)	6,314,856	6,239,867

The accompanying notes are an integral part of the financial statements.

117

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bank of America Mortgage Securities, Inc., Series
2004-1, Class 5A1
6.50% due 09/25/2033	$171,371	$174,530
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-10, Class 21A1
4.8755% due 01/25/2035 (b)	9,324,019	9,216,084
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
4.125% due 03/25/2035 (b)	2,731,169	2,705,606
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2
4.125% due 03/25/2035 (b)	1,385,210	1,362,309
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1
4.55% due 08/25/2035 (b)	924,173	913,641
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A2
4.55% due 08/25/2035 (b)	1,327,187	1,302,737
Bear Stearns Alt-A Trust, Series 2005-10, Class
24A1
5.902% due 01/25/2036 (b)	5,210,857	5,079,267
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.5266% due 09/25/2035 (b)	6,272,136	6,176,862
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
5.025% due 02/25/2034 (b)	3,138,609	2,902,845
Bear Stearns Asset Backed Securities, Inc., Series
2006-IM1, Class A4
4.955% due 04/25/2036 (b)	107,625	106,813
Bear Stearns Commercial Mortgage Securities,
Series 1998-C1, Class A2
6.44% due 06/16/2030	453,728	454,183
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 1A1
5.6835% due 01/26/2036 (b)	5,392,498	5,341,240
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 2A1
5.7868% due 12/25/2046 (b)	5,463,918	5,394,434
Bear Stearns Structured Products, Inc., Series
2007-R7, Class A1
4.9888% due 01/25/2037 (b)(f)	5,503,631	5,446,987
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class 1A1
4.90% due 12/25/2035 (b)	133,290	131,445
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class A2A
4.70% due 12/25/2035	2,548,356	2,500,913
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1
4.7475% due 08/25/2035 (b)	1,115,231	1,095,220
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A2
4.2475% due 08/25/2035 (b)	1,015,183	994,905
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A3
4.0975% due 08/25/2035 (b)	164,863	160,950
Countrywide Alternative Loan Trust, Series
2006-OA12, Class A1A
5.0288% due 07/25/2036 (b)	242,698	241,973

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Alternative Loan Trust, Series
2006-OA19, Class A1
5.1288% due 02/20/2047 (b)	$985,476	$929,714
Countrywide Alternative Loan Trust, Series
2007-OA7, Class A1A
5.045% due 05/25/2047 (b)	346,305	326,765
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-HYB3, Class 7A1
3.7772% due 11/19/2033 (b)	158,102	154,444
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB5, Class 2A1
4.8541% due 04/20/2035 (b)	1,561,312	1,557,858
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2005-R2, Class 1AF1
5.205% due 06/25/2035 (b)(f)	457,928	447,734
Countrywide Home Loans, Series 2005-3, Class 1A2
5.155% due 04/25/2035 (b)	1,421,146	1,343,951
CS First Boston Mortgage Securities Corp., Series
2005-C6, Class A1
4.938% due 12/15/2040	541,923	540,135
Deutsche ALT-A Securities, Inc., Alternate Loan
Trust, Series 2006-AB4, Class A1B1
4.8831% due 10/25/2036 (b)	578,366	577,057
Deutsche ALT-A Securities, Inc., Alternate Loan
Trust, Series 2006-AR6, Class A1
4.945% due 01/25/2037 (b)	1,307,004	1,269,858
Federal Home Loan Mortgage Corp., REMICS,
Series 2002-2504, Class J
5.50% due 05/15/2016	5,908,657	5,962,395
Federal Home Loan Mortgage Corp., REMICS,
Series 2007-3336, Class GA
5.00% due 05/15/2027	5,311,892	5,345,319
Federal Home Loan Mortgage Corp., REMICS,
Series 2007-3346, Class FA
5.2575% due 02/15/2019 (b)	20,839,514	20,722,188
Federal Home Loan Mortgage Corp., Series
2003-2608, Class FJ
5.4275% due 03/15/2017 (b)	874,738	875,628
Federal Home Loan Mortgage Corp., Series
2006-3253, Class A
5.00% due 08/15/2020	4,017,852	4,046,091
Federal Home Loan Mortgage Corp., Series
2007-3266, Class C
5.00% due 02/15/2020	4,141,359	4,156,902
Federal Home Loan Mortgage Corp., Series
2007-3335, Class AF
5.1775% due 10/15/2020 (b)	10,090,564	10,046,176
Federal Home Loan Mortgage Corp., Series
2007-3335, Class BF
5.1775% due 07/15/2019 (b)	10,071,641	10,026,021
Federal Home Loan Mortgage Corp., Series 2638,
Class FA
5.4275% due 11/15/2016 (b)	758,586	762,859
Federal Home Loan Mortgage Corp., Series 2672,
Class TN
4.00% due 03/15/2023	145,111	144,560
Federal Home Loan Mortgage Corp., Series 2752,
Class FM
5.3775% due 12/15/2030 (b)	263,391	263,158

The accompanying notes are an integral part of the financial statements.

118

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2905,
Class UY
4.00% due 10/15/2023	$369,106	$366,753
Federal Home Loan Mortgage Corp., Series T-63,
Class 1A1
6.0627% due 02/25/2045 (b)	1,932,714	1,927,759
Federal Home Loan Mortgage Corp., Structured
Pass Through Securities, Series T-62, Class
1A1
6.0626% due 10/25/2044 (b)	59,948	60,066
Federal National Mortgage Association Whole
Loan, Series 2003-W8, Class 3F2
5.215% due 05/25/2042 (b)	180,724	177,759
Federal National Mortgage Association Whole
Loan, Series 2004-W9, Class 1A2
5.95% due 02/25/2044	578,718	582,715
Federal National Mortgage Association, REMICS,
Series 2007-73, Class A1
4.925% due 07/25/2037 (b)	5,371,032	5,166,893
Federal National Mortgage Association, Series
2004-63, Class FA
5.015% due 08/25/2034 (b)	269,543	265,382
Federal National Mortgage Association, Series
2006-118, Class A2
4.925% due 12/25/2036 (b)	367,346	360,314
Federal National Mortgage Association, Series
2006-5, Class 3A2
4.6714% due 05/25/2035 (b)	1,900,000	1,915,342
First Horizon Alternative Mortgage Securities,
Series 2004-AA1, Class A1
4.728% due 06/25/2034 (b)	632,107	626,078
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 2A1
5.3717% due 08/25/2035 (b)	1,094,570	1,089,856
Fremont Home Loan Trust, Series 2005-E, Class
2A2
5.035% due 01/25/2036 (b)	62,177	62,063
Greenpoint Mortgage Funding Trust, Series
2005-AR1, Class A2
5.085% due 06/25/2045 (b)	747,948	708,555
Greenpoint Mortgage Funding Trust, Series
2006-AR6, Class A1A
4.945% due 10/25/2046 (b)	434,520	425,474
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A1A
4.945% due 01/25/2047 (b)	692,673	679,210
Harborview Mortgage Loan Trust, Series 2005-2,
Class 2A1A
5.185% due 05/19/2035 (b)	181,051	171,211
Harborview Mortgage Loan Trust, Series 2006-1,
Class 2A1A
5.205% due 03/19/2037 (b)	651,686	611,904
Harborview Mortgage Loan Trust, Series 2006-12,
Class 2A11
5.055% due 12/19/2036 (b)	259,263	256,184
HSI Asset Securitization Corp. Trust, Series
2006-OPT1, Class 2A1
4.945% due 12/25/2035 (b)	123,525	122,481

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
HSI Asset Securitization Corp. Trust, Series
2007-WF1, Class 2A1
4.925% due 05/25/2037 (b)	$2,076,572	$1,983,776
Impac Secured Assets Corp., Series 2006-4, Class
A2A
4.945% due 09/25/2036 (b)	229,750	225,426
Indymac Index Mortgage Loan Trust, Series
2004-AR11, Class 2A
5.047% due 12/25/2034 (b)	680,707	673,382
Indymac Index Mortgage Loan Trust, Series
2006-AR14, Class 1A1A
4.955% due 11/25/2046 (b)	573,704	559,318
JP Morgan Mortgage Trust, Series 2005-A1, Class
6T1
5.0227% due 02/25/2035 (b)	3,891,185	3,811,209
JP Morgan Mortgage Trust, Series 2007-A1, Class
3A3
5.012% due 07/25/2035 (b)	1,786,942	1,763,489
Lehman XS Trust, Series 2006-16N, Class A1A
4.945% due 11/25/2046 (b)	693,529	675,738
Lehman XS Trust, Series 2006-4N, Class A1A
4.945% due 04/25/2046 (b)	442,098	438,348
Master Adjustable Rate Mortgages Trust, Series
2004-13, Class 3A7
3.7865% due 11/21/2034 (b)	500,000	494,299
Mellon Residential Funding Corp., Series
2000-TBC3, Class A1
5.4675% due 12/15/2030 (b)	551,207	539,942
Mellon Residential Funding Corp., Series
2001-TBC1, Class A1
5.3775% due 11/15/2031 (b)	717,854	697,821
Merrill Lynch Floating Trust, Series 2006-1, Class A1
5.0975% due 06/15/2022 (b)(f)	168,364	163,342
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 1A
4.25% due 10/25/2035 (b)	5,482,047	5,281,521
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 2A
4.25% due 10/25/2035 (b)	2,883,191	2,810,712
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 3A
5.865% due 10/25/2035 (b)	758,697	745,532
Merrill Lynch Mortgage Investors, Inc., Series
2005-3, Class 4A
5.115% due 11/25/2035 (b)	702,944	679,712
Merrill Lynch Mortgage Investors, Inc., Series
2005-3, Class 5A
5.115% due 11/25/2035 (b)	606,820	586,888
Merrill Lynch Mortgage Investors, Inc., Series
2005-A10, Class A
5.075% due 02/25/2036 (b)	2,765,883	2,670,452
Residential Accredit Loans, Inc., Series 2005-QO1,
Class A1
5.165% due 08/25/2035 (b)	278,223	262,730
Securitized Asset Sales, Inc., Series 1993-6, Class
A5
7.5107% due 11/26/2023 (b)	8,128	8,106
Sequoia Mortgage Trust, Series 5, Class A
5.315% due 10/19/2026 (b)	256,117	250,185

The accompanying notes are an integral part of the financial statements.

119

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A2
4.58% due 02/25/2034 (b)	$412,618	$409,953
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-19, Class 2A1
6.188% due 01/25/2035 (b)	200,174	194,077
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-17, Class 3A1
5.5352% due 08/25/2035 (b)	537,170	533,104
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
5.295% due 10/19/2034 (b)	239,625	235,122
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A1
5.215% due 07/19/2035 (b)	460,177	436,974
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
5.215% due 07/19/2035 (b)	1,015,322	964,522
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A3
5.215% due 07/19/2035 (b)	1,899,356	1,778,293
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR4, Class 2A1
5.055% due 05/25/2035 (b)	174,489	165,747
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A8
4.935% due 08/25/2036 (b)	340,957	339,308
Structured Asset Mortgage Investments, Inc.,
Series 2007-AR3, Class 1A1
4.965% due 09/25/2036 (b)	1,263,610	1,253,253
Structured Asset Securities Corp., Series
2006-NC1, Class A6
4.915% due 05/25/2036 (b)	46,049	44,813
TBW Mortgage Backed Pass Through Certificates,
Series 2006-4, Class A1B
4.965% due 09/25/2036 (b)	57,055	56,406
TBW Mortgage Backed Pass Through Certificates,
Series 2006-6, Class A1
4.8988% due 01/25/2037 (b)	730,659	715,443
Thornburg Mortgage Securities Trust, Series
2006-2, Class A2A
4.975% due 04/30/2036 (b)	85,547	85,255
Thornburg Mortgage Securities Trust, Series
2006-5, Class A1
4.985% due 08/25/2036 (b)	1,486,697	1,452,963
Thornburg Mortgage Securities Trust, Series
2006-6, Class A1
4.975% due 12/26/2036 (b)	3,675,567	3,590,405
Thornburg Mortgage Securities Trust, Series
2007-2, Class A2A
4.9187% due 06/25/2037 (b)	3,682,578	3,640,752
WaMu Mortgage Pass-Through Certificates, Series
2002-AR17, Class 1A
5.9875% due 11/25/2042 (b)	69,312	67,151
WaMu Mortgage Pass-Through Certificates, Series
2005-AR15, Class A1A1
5.125% due 11/25/2045 (b)	286,081	269,999

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
WaMu Mortgage Pass-Through Certificates, Series
2006-AR17, Class 1A1A
5.598% due 12/25/2046 (b)	$231,753	$218,274
WaMu Mortgage Pass-Through Certificates, Series
2006-AR3, Class A1A
5.7875% due 02/25/2046 (b)	1,659,412	1,614,434
Washington Mutual Mortgage Pass Through
Certificates, Series 2006-AR9, Class 1A
5.788% due 08/25/2046 (b)	2,777,068	2,726,214
Washington Mutual, Inc., Series 2005-AR11, Class
A1B1
5.155% due 08/25/2045 (b)	23,475	23,309
Washington Mutual, Inc., Series 2006-AR15, Class
2A
6.288% due 11/25/2046 (b)	250,568	247,094
Washington Mutual, Inc., Series 2006-AR7, Class
3A
5.883% due 07/25/2046 (b)	1,126,360	1,075,978
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K, Class 2A5
4.7321% due 07/25/2034 (b)	502,075	496,906
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1
3.5406% due 09/25/2034 (b)	363,909	358,254
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A12
4.1092% due 06/25/2035 (b)	297,224	296,108

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $196,265,158)		$195,179,169

ASSET BACKED SECURITIES - 8.48%
Aames Mortgage Investment Trust, Series 2006-1,
Class A1
4.925% due 04/25/2036 (b)	9,519	9,499
ACE Securities Corp., Series 2006-CW1, Class A2A
4.915% due 07/25/2036 (b)	224,173	219,900
ACE Securities Corp., Series 2006-NC3, Class A2A
4.915% due 12/25/2036 (b)	254,682	247,298
AmeriCredit Automobile Receivables Trust, Series
2007-CM, Class A1
5.318% due 08/06/2008	1,014,508	1,014,350
Argent Securities, Inc., Series 2006-M3, Class A2A
4.915% due 10/25/2036 (b)	583,121	572,354
Argent Securities, Inc., Series 2006-W1, Class A2A
4.945% due 03/25/2036 (b)	60,023	59,922
Argent Securities, Inc., Series 2006-W3, Class A2A
4.935% due 05/25/2036 (b)	88,297	88,109
Asset Backed Funding Certificates, Series
2004-OPT5, Class A1
5.215% due 06/25/2034 (b)	655,821	631,145
Asset Backed Funding Certificates, Series
2006-OPT3, Class A3A
4.925% due 11/25/2036 (b)	120,918	117,120
Asset Backed Securities Corp. Home Equity,
Series 2006-HE7, Class A2
4.915% due 11/25/2036 (b)	83,432	82,170
Bank One Issuance Trust, Series 2003-A3, Class A3
5.1375% due 12/15/2010 (b)	400,000	400,129

The accompanying notes are an integral part of the financial statements.

120

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Bear Stearns Asset Backed Securities Trust,
Series 2007-HE7, Class 1A1
5.865% due 08/25/2037 (b)	$5,853,799	$5,628,797
Bear Stearns Asset Backed Securities, Inc., Series
2002-2, Class A1
5.195% due 10/25/2032 (b)	41,150	40,234
Bear Stearns Asset Backed Securities, Inc., Series
2004-BO1, Class 1A1
5.065% due 09/25/2034 (b)	126,263	125,958
Bear Stearns Asset Backed Securities, Inc., Series
2005-4, Class A
5.195% due 01/25/2036 (b)	67,663	66,318
Bear Stearns Asset Backed Securities, Inc., Series
2006-AQ1, Class 2A1
4.945% due 09/25/2036 (b)	821,038	799,357
Bear Stearns Asset Backed Securities, Inc., Series
2006-HE10, Class 21A1
4.935% due 12/25/2036 (b)	1,446,983	1,397,469
Bear Stearns Asset Backed Securities, Inc., Series
2006-HE9, Class 1A1
4.915% due 09/25/2036 (b)	61,682	60,517
Centex Home Equity, Series 2006-A, Class AV1
4.915% due 06/25/2036 (b)	255,720	254,749
Chase Credit Card Master Trust, Series 2003-3,
Class A
5.1375% due 10/15/2010 (b)	400,000	400,107
Chase Credit Card Master Trust, Series 2003-6,
Class A
5.1375% due 02/15/2011 (b)	900,000	899,803
Chase Issuance Trust, Series 2005-A1, Class A1
5.0375% due 12/15/2010 (b)	300,000	300,009
Citibank Credit Card Issuance Trust, Series
2003-A1, Class A1
5.3425% due 01/15/2010 (b)	400,000	400,095
Citigroup Commercial Mortgage Trust, Series
2006-FL2, Class A1
5.0975% due 10/01/2036 (b)(f)	96,010	92,829
Citigroup Mortgage Loan Trust, Inc., Series
2006-WFH4, Class A1
4.8331% due 11/25/2036 (b)	151,189	148,992
Citigroup Mortgage Loan Trust, Inc., Series
2007-AMC2, Class A3A
4.945% due 01/25/2037 (b)	2,527,329	2,424,656
Commercial Mortgage Pass Through Certificates,
Series 1999-1, Class A2
6.455% due 05/15/2032	400,056	401,222
Countrywide Asset-Backed Certificates, Series
2006-1, Class AF1
4.995% due 02/25/2036 (b)	31,865	31,822
Countrywide Asset-Backed Certificates, Series
2006-11, Class 3AV1
4.925% due 07/25/2036 (b)	217,622	215,150
Countrywide Asset-Backed Certificates, Series
2006-13, Class 3AV1
4.915% due 07/25/2046 (b)	311,901	307,887
Countrywide Asset-Backed Certificates, Series
2006-15, Class A1
4.975% due 10/25/2036 (b)	527,754	520,003

Real Return Bond Trust (continued)
	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Countrywide Asset-Backed Certificates, Series
2006-18, Class 2A1
4.915% due 07/25/2036 (b)	$405,403	$395,603
Countrywide Asset-Backed Certificates, Series
2006-21, Class 2A1
4.915% due 12/25/2036 (b)	199,680	194,892
Countrywide Asset-Backed Certificates, Series
2006-22, Class 2A1
4.915% due 12/25/2036 (b)	283,075	279,082
Countrywide Asset-Backed Certificates, Series
2006-23, Class 2A1
4.915% due 11/25/2037 (b)	3,207,261	3,123,753
Countrywide Asset-Backed Certificates, Series
2006-4, Class 2A1
4.935% due 04/25/2036 (b)	80,983	80,625
Countrywide Asset-Backed Certificates, Series
2006-8, Class 2A1
4.895% due 07/25/2036 (b)	549,090	542,077
Credit-Based Asset Servicing and Securitization
LLC, Series 2007-CB6, Class A1
4.985% due 07/25/2037 (b)(f)	1,291,735	1,226,239
Equity One ABS, Inc., Series 2004-1, Class AV2
5.165% due 04/25/2034 (b)	87,713	80,964
Federal Home Loan Mortgage Corp. Structured
Pass Through Securities, Series T-32, Class A1
5.125% due 08/25/2031 (b)	119,922	119,999
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FFH2, Class A2
5.115% due 04/25/2035 (b)(f)	281,102	280,883
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF1, Class 2A1
4.955% due 01/25/2036 (b)	232,801	231,632
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF15, Class A3
4.915% due 11/25/2036 (b)	1,417,531	1,360,165
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF16, Class 2A1
4.915% due 12/25/2036 (b)	173,481	169,379
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF18, Class A2A
4.935% due 12/25/2037 (b)	2,973,860	2,905,506
First NLC Trust, Series 2007-1, Class A1
4.935% due 08/25/2037 (b)(f)	4,982,555	4,886,018
First USA Credit Card Master Trust, Series 1998-6,
Class A
5.1563% due 04/18/2011 (b)	1,300,000	1,300,484
Fremont Home Loan Trust, Series 2006-C, Class
2A1
4.915% due 10/25/2036 (b)	110,169	107,093
Fremont Home Loan Trust, Series 2006-E, Class
2A1
4.925% due 01/25/2037	354,955	346,036
GE Capital Commercial Mortgage Corp., Series
2002-3A, Class A1
4.229% due 12/10/2037 (b)	2,933,166	2,914,484
GS Auto Loan Trust, Series 2007-1, Class A1
5.3436% due 07/15/2008	772,853	772,853
GSAMP Trust, Series 2004-SEA2, Class A2A
5.155% due 03/25/2034 (b)	133,139	132,691

The accompanying notes are an integral part of the financial statements.

121

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
GSAMP Trust, Series 2006-HE7, Class A2A
4.905% due 10/25/2036 (b)	$168,562	$164,882
GSAMP Trust, Series 2006-S6, Class A1A
4.935% due 10/25/2036 (b)	41,320	38,908
GSR Mortgage Loan Trust, Series 2005-HEL1,
Class A2A
4.965% due 12/25/2030 (b)	69,767	69,271
Home Equity Asset Trust, Series 2006-2, Class 2A1
4.945% due 05/25/2036 (b)(f)	126,239	125,174
HSI Asset Securitization Corp. Trust, Series
2006-HE1, Class 2A1
4.915% due 10/25/2036 (b)	139,391	133,017
HSI Asset Securitization Corp. Trust, Series
2006-HE2, Class 2A1
4.8331% due 12/25/2036 (b)	3,428,599	3,301,854
HSI Asset Securitization Corp. Trust, Series
2007-OPT1, Class 2A1
4.915% due 08/01/2035 (b)	1,443,528	1,408,178
Indymac Residential Asset Backed Trust, Series
2006-A, Class A1
4.955% due 03/25/2036 (b)	135,362	135,069
Indymac Residential Asset Backed Trust, Series
2006-D, Class 2A1
4.915% due 11/25/2036 (b)	200,284	197,092
JP Morgan Mortgage Acquisition Corp., Series
2005-OPT1, Class A3
5.075% due 06/25/2035 (b)	2,989	2,988
JP Morgan Mortgage Acquisition Corp., Series
2006-CH1, Class A2
4.915% due 11/25/2028 (b)	237,972	233,669
JP Morgan Mortgage Acquisition Corp., Series
2006-CH2, Class AV2
4.915% due 10/25/2036 (b)	1,731,528	1,687,945
JP Morgan Mortgage Acquisition Corp., Series
2006-CW2, Class AV2
4.905% due 08/25/2036 (b)	102,083	100,375
JP Morgan Mortgage Acquisition Corp., Series
2006-HE3, Class A2
4.935% due 11/25/2036 (b)	157,210	154,395
JP Morgan Mortgage Acquisition Corp., Series
2006-WMC3, Class A2
4.915% due 08/25/2036 (b)	545,108	533,268
Lehman XS Trust, Series 2006-10N, Class 1A1A
4.945% due 06/25/2036 (b)	316,487	313,862
Lehman XS Trust, Series 2006-9, Class A1A
4.8531% due 05/25/2046 (b)	238,364	236,560
Long Beach Mortgage Loan Trust, Series
2005-WL2, Class 3A1
5.0525% due 07/25/2035 (b)	88,963	87,517
Long Beach Mortgage Loan Trust, Series 2006-10,
Class 2A1
4.905% due 11/25/2036 (b)	124,273	122,836
Long Beach Mortgage Loan Trust, Series 2006-3,
Class 2A1
4.925% due 04/25/2036 (b)	22,661	22,614
Long Beach Mortgage Loan Trust, Series 2006-5,
Class 2A1
4.895% due 06/25/2036 (b)	16,236	16,156

Real Return Bond Trust (continued)
	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Master Asset Backed Securities Trust, Series
2006-AM3, Class A1
4.925% due 10/25/2036 (b)	$15,273	$15,174
MBNA Credit Card Master Note Trust, Series
2004-A7, Class A7
5.1275% due 12/15/2011 (b)	100,000	99,807
MBNA Master Credit Card Trust, Series 1998-E,
Class A
5.3875% due 09/15/2010 (b)	100,000	100,046
Merrill Lynch Mortgage Investors, Inc., Series
2006-AHL1, Class A2A
4.915% due 05/25/2037 (b)	352,892	348,026
Merrill Lynch Mortgage Investors, Inc., Series
2006-FF1, Class A2A
4.935% due 08/25/2036 (b)	1,321,302	1,302,849
Merrill Lynch Mortgage Investors, Inc., Series
2006-MLN1, Class A2A
4.935% due 07/25/2037 (b)	427,783	415,283
Merrill Lynch Mortgage Investors, Inc., Series
2006-RM3, Class A2A
4.895% due 06/25/2037 (b)	193,276	191,067
Morgan Stanley ABS Capital I, Series 2006-HE4,
Class A1
4.905% due 06/25/2036 (b)	53,744	52,996
Morgan Stanley ABS Capital I, Series 2006-HE7,
Class A2A
4.915% due 09/25/2036 (b)	331,220	322,784
Morgan Stanley ABS Capital I, Series 2006-HE8,
Class A2A
4.915% due 10/25/2035 (b)	235,155	228,909
Morgan Stanley ABS Capital I, Series 2006-NC4,
Class A2A
4.895% due 06/25/2036 (b)	23,973	23,642
Morgan Stanley ABS Capital I, Series 2006-NC5,
Class A2A
4.905% due 10/25/2036	397,992	385,639
Morgan Stanley ABS Capital I, Series 2006-WMC2,
Class A2A
4.905% due 06/25/2036 (b)	1,326,807	1,304,289
Morgan Stanley Capital I, Series 2006-NC2, Class
A2B
4.985% due 02/25/2036 (b)	4,400,000	4,326,111
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1
4.915% due 11/25/2036 (b)	113,543	110,442
Nationstar Home Equity Loan Trust, Series 2007-B,
Class 2AV1
4.985% due 05/25/2037 (b)	1,755,344	1,706,249
Nelnet Student Loan Trust, Series 2004-3, Class A3
5.1737% due 07/25/2016 (b)	136,100	136,207
Nelnet Student Loan Trust, Series 2004-4, Class A3
5.1737% due 10/25/2016 (b)	42,735	42,750
Newcastle Mortgage Securities Trust, Series
2006-1, Class A1
4.934% due 03/25/2036 (b)	61,245	60,783
Nomura Asset Acceptance Corp., Series 2006-S1,
Class A1
5.005% due 01/25/2036 (b)(f)	101,833	96,142

The accompanying notes are an integral part of the financial statements.

122

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Option One Mortgage Loan Trust, Series 2006-2,
Class 2A1
4.915% due 07/25/2036 (b)	$48,394	$47,961
Option One Mortgage Loan Trust, Series 2006-3,
Class 2A1
4.905% due 02/25/2037 (b)	52,506	50,783
Park Place Securities, Inc., Series 2005-WCW1,
Class A1B
5.125% due 09/25/2035 (b)	34,042	33,383
Residential Asset Mortgage Products, Inc., Series
2006-RS6, Class A1
4.935% due 11/25/2036 (b)	122,178	120,057
Residential Asset Mortgage Products, Inc., Series
2006-RZ5, Class A1A
4.965% due 04/25/2030 (b)	2,190,407	2,151,499
Residential Asset Securities Corp., Series
2006-EMX4, Class A1
4.8287% due 06/25/2036 (b)	415,036	409,194
Residential Asset Securities Corp., Series
2006-EMX9, Class 1A1
4.8587% due 11/25/2036 (b)	172,394	168,024
Residential Asset Securities Corp., Series
2006-KS3, Class AI1
4.935% due 06/25/2027 (b)	14,071	14,037
Residential Asset Securities Corp., Series
2006-KS4, Class A1
4.905% due 06/25/2036 (b)	522,226	518,708
Residential Asset Securities Corp., Series
2006-KS9, Class AI1
4.935% due 11/25/2036 (b)	953,832	932,371
Residential Asset Securities Corp., Series
2007-KS2, Class AI1
4.935% due 02/25/2037 (b)	1,560,650	1,511,385
Securitized Asset Backed Receivables LLC Trust,
Series 2006-NC3, Class A2A
4.915% due 09/25/2036 (b)	163,022	157,951
Securitized Asset Backed Receivables LLC Trust,
Series 2007-HE1, Class A2A
4.925% due 12/25/2036 (b)	1,664,633	1,568,529
SLM Student Loan Trust, Series 2006-9, Class A2
5.0837% due 04/25/2017 (b)	4,762,726	4,736,679
SLM Student Loan Trust, Series 2007-3, Class A1
5.0737% due 10/25/2014 (b)	3,230,893	3,208,176
SLM Student Loan Trust, Series 2007-5, Class A1
5.0737% due 09/25/2020 (b)	4,627,333	4,609,981
Small Business Administration Participation
Certificates
5.51% due 11/01/2027	5,100,000	5,212,874
Soundview Home Equity Loan Trust, Series
2006-EQ1, Class A1
4.915% due 10/25/2036 (b)	385,439	378,016
Soundview Home Equity Loan Trust, Series
2006-EQ2, Class A1
4.945% due 01/25/2037 (b)	2,616,941	2,566,521
Soundview Home Equity Loan Trust, Series
2006-NLC1, Class A1
4.925% due 11/25/2036 (f)	302,801	295,468

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Soundview Home Equity Loan Trust, Series
2006-WF1, Class A1A
4.965% due 10/25/2036 (b)	$134,935	$133,048
Specialty Underwriting & Residential Finance,
Series 2006-BC2, Class A2A
4.925% due 02/25/2037 (b)	469,077	466,071
Specialty Underwriting & Residential Finance,
Series 2006-BC3, Class A2A
4.895% due 06/25/2037 (b)	39,630	39,029
Specialty Underwriting & Residential Finance,
Series 2006-BC5, Class A2B
5.365% due 11/25/2037 (b)	52,865	51,748
Structured Asset Investment Loan Trust, Series
2006-4, Class A3
4.915% due 07/25/2036 (b)	46,323	44,369
Structured Asset Securities Corp., Series
2005-7XS, Class 2A1A
4.90% due 04/25/2035	992,943	970,089
Structured Asset Securities Corp., Series 2005-S7,
Class A1
4.995% due 12/25/2035 (b)(f)	91,614	91,507
Structured Asset Securities Corp., Series 2006-11,
Class A1
5.3243% due 10/01/2035 (b)(f)	431,802	429,004
Structured Asset Securities Corp., Series
2006-BC3, Class A2
4.914% due 10/25/2036 (b)	667,048	654,920
Truman Capital Mortgage Loan Trust, Series
2004-1, Class A1
5.205% due 01/25/2034 (b)(f)	20,781	20,450
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1
5.1175% due 08/11/2018 (b)(f)	7,338,357	7,226,732
Wachovia Bank Commercial Mortgage Trust,
Series 2007-WHL8, Class A1
5.1075% due 06/15/2020 (b)(f)	4,965,782	4,985,347

TOTAL ASSET BACKED SECURITIES
(Cost $105,258,792)		$103,567,164

TERM LOANS - 0.90%

Financial Services - 0.46%
DaimlerChrysler Financial Company
8.90% due 08/03/2012 (b)	5,785,500	5,580,115

Medical-Hospitals - 0.37%
HCA, Inc.
7.08% due 11/01/2013 (b)	4,664,750	4,494,930

Paper - 0.07%
Georgia Pacific Corp.
7.3699% due 12/20/2012 (b)	980,000	934,199

TOTAL TERM LOANS (Cost $11,140,975)		$11,009,244

OPTIONS - 0.27%

Call Options - 0.10%
Chicago Board of Trade American Purchase Call
on U.S. Treasury Bond Futures
Expiration 02/22/2008 at $139.00 *	135,000	2,109

The accompanying notes are an integral part of the financial statements.

123

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

OPTIONS (continued)
Call Options (continued)
Chicago Board of Trade American Purchase Call
on U.S. Treasury Bond Futures (continued)
Expiration 02/22/2008 at $142.00 *	1,258,000	$19,656
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note 10 Yrs. Futures
Expiration 02/22/2008 at $136.00 *	214,000	3,344
Expiration 02/22/2008 at $137.00 *	792,000	12,375
Expiration 02/22/2008 at $138.00 *	376,000	5,875
Chicago Board of Trade American Purchase Call
on U.S. Treasury Note 5 Yrs. Futures
Expiration 01/25/2008 at $122.00 *	344,000	5,375
Expiration 02/22/2008 at $122.00 *	565,000	8,828
Expiration 02/22/2008 at $124.00 *	1,112,000	17,375
Over The Counter European Purchase Call Option
on the EUR vs. USD
Expiration 07/08/2010 at $1.392 *	6,000,000	307,469
Over The Counter European Style Call on
USD-LIBOR Rate Swaption
Expiration 03/31/2008 at $4.75 *	30,000,000	603,189
Expiration 09/26/2008 at $4.75 *	7,000,000	144,826

		1,130,421
Put Options - 0.17%
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 03/17/2008 at $91.75 *	812,500	2,031
LIFFE American Purchase Put on 90-Day GBP
LIBOR
Expiration 03/19/2008 at $93.00 *	120,875,000	0
Over The Counter European Purchase Put on
Treasury Inflationary Index, 0.875%
Expiration 01/07/2008 at $96.50 *	100,000,000	1
Over The Counter European Purchase Put on
Treasury Inflationary Index, 1.875%
Expiration 03/05/2008 at $92.00 *	125,000,000	1
Expiration 01/22/2008 at $94.50 *	50,000,000	3,906
Over The Counter European Purchase Put on
Treasury Inflationary Index, 2.00%
Expiration 01/03/2008 at $62.00 *	75,000,000	1
Expiration 03/05/2008 at $90.50 *	15,000,000	0
Expiration 03/05/2008 at $91.00 *	59,000,000	1
Over The Counter European Purchase Put on
Treasury Inflationary Index, 2.375%
Expiration 01/08/2008 at $70.50 *	80,000,000	1
Over The Counter European Purchase Put on
Treasury Inflationary Index, 2.50%
Expiration 01/08/2008 at $83.00 *	25,000,000	0
Over The Counter European Purchase Put on
Treasury Inflationary Index, 3.50%
Expiration 01/08/2008 at $96.00 *	70,000,000	1
Over The Counter European Purchase Put Option
on the EUR vs. USD
Expiration 07/08/2010 at $1.392 *	6,000,000	517,285
Over The Counter European Style Purchase Put on
the EUR vs. USD
Expiration 06/26/2008 at $1.353 *	5,200,000	564,315
Expiration 06/26/2008 at $1.353 *	5,200,000	44,225

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

OPTIONS (continued)

Put Options (continued)
Over The Counter European Style Purchase Put on
the USD vs. JPY
Expiration 12/01/2008 at $111.00 *		3,000,000	$67,776
Expiration 06/23/2008 at $118.15 *		11,000,000	863,368
Expiration 06/23/2008 at $118.15 *		11,000,000	41,459

			2,104,371

TOTAL OPTIONS (Cost $2,017,643)			$3,234,792

REPURCHASE AGREEMENTS - 1.64%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$20,089,017 on 01/02/2008,
collateralized by $20,745,000
Federal Home Loan Bank, 4.125%
due 11/19/2008 (valued at
$20,489,837, including interest)		$20,085,000	$20,085,000

TOTAL REPURCHASE AGREEMENTS
(Cost $20,085,000)			$20,085,000

SHORT TERM INVESTMENTS - 10.53%
Abbey National North America LLC
4.25% due 01/07/2008		$25,000,000	$24,982,292
Bank of Scotland PLC
4.95% due 03/19/2008		33,700,000	33,338,568
Citibank Omni Master Trust
5.90% due 01/25/2008		6,200,000	6,175,613
5.94% due 02/01/2008		12,300,000	12,237,086
Danske Corp
4.97% due 01/22/2008		6,300,000	6,281,735
Dexia Credit Local SA - Series YCD
4.7588% due 09/29/2008	EUR	10,500,000	10,496,962
Federal Home Loan Mortgage Corp.
zero coupon due 01/02/2008		$16,200,000	16,198,650
Nordea Bank Finland PLC, Series YCD
5.1875% due 12/01/2008 (b)		5,600,000	5,593,280
Royal Bank of Scotland Group PLC
4.8013% due 03/26/2008		1,700,000	1,699,883
Skandinaviska Enskilda Banken AB
5.2163% due 02/04/2008		600,000	599,994
Societe Generale NY
4.7388% due 03/26/2008		1,700,000	1,699,883
4.7675% due 06/30/2008		800,000	799,879
U.S. Treasury Bills
zero coupon due 03/13/2008 (h)		5,380,000	5,348,204
zero coupon due 02/28/2008 ****		2,700,000	2,686,337
UBS Finance (Delaware) LLC
4.69% due 01/28/2008		600,000	597,889

TOTAL SHORT TERM INVESTMENTS
(Cost $128,508,283)			$128,736,255

Total Investments (Real Return Bond Trust)
(Cost $2,523,532,238) - 208.26%			$2,545,246,692
Liabilities in Excess of Other Assets - (108.26)%			(1,323,098,841)

TOTAL NET ASSETS - 100.00%			$1,222,147,851

The accompanying notes are an integral part of the financial statements.

124

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL HOME LOAN MORTGAGE CORP. - 40.44%
Federal Home Loan Mortgage Corp.
6.00%, TBA **	$100,600,000	$102,109,000

TOTAL FEDERAL HOME LOAN MORTGAGE
CORP. (Proceeds $102,144,719)		$102,109,000

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 35.31%
Federal National Mortgage Association
5.00%, TBA **	8,900,000	$8,685,848
6.00%, TBA **	79,100,000	$80,456,589

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (Proceeds $89,196,125)		$89,142,437

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 13.01%
Government National Mortgage Association
5.50%, TBA **	1,000,000	$1,007,188
6.00%, TBA **	8,000,000	$8,190,000
6.50%, TBA **	22,900,000	$23,651,418

TOTAL GOVERNMENT NATIONAL
MORTGAGE
ASSOCIATION (Proceeds $32,798,453)		$32,848,606

TREASURY INFLATION PROTECTED
SECURITIES (D) - 1.88%
U.S. Treasury
2.375%, due 04/15/2011	4,552,410	$4,748,022

TOTAL TREASURY INFLATION
PROTECTED SECURITIES
(D) (Proceeds $4,687,066)		$4,748,022

U.S. TREASURY BONDS - 1.82%
U.S. Treasury Bonds
4.75%, due 02/15/2037	4,400,000	$4,604,873

TOTAL U.S. TREASURY
BONDS (Proceeds $4,545,197)		$4,604,873

U.S. TREASURY NOTES - 7.54%
U.S. Treasury Notes
4.125%, due 08/31/2012	7,300,000	$7,520,708
4.25%, due 08/15/2014	200,000	$206,922
4.75%, due 08/15/2017	10,700,000	$11,307,728

TOTAL U.S. TREASURY
NOTES (Proceeds $18,871,433)		$19,035,358

Total Securities Sold Short (Proceeds $252,242,993)		$252,488,296

Short-Term Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 6.32%

U.S. Treasury Notes - 6.32%
3.375% due 11/30/2012	$8,864,000	$8,834,226

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)

U.S. Treasury Notes (continued)
4.50% due 04/30/2012	$6,325,000	$6,607,152

		15,441,378

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $15,386,451)		$15,441,378

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.66%

Federal Home Loan Mortgage Corp. - 6.16%
5.25% due 07/18/2011	8,500,000	8,932,429
5.828% due 03/01/2037 (b)	3,716,585	3,784,999
6.50% due 12/01/2009	86,609	87,517
6.96% due 11/01/2033 (b)	323,821	324,891
7.00% due 12/01/2010 to 02/01/2014	1,066,041	1,103,444
7.50% due 11/01/2009 to 06/01/2012	198,229	204,298
8.00% due 06/01/2010	47,358	49,053
8.50% due 05/01/2015	500,097	550,656

		15,037,287
Federal National Mortgage
Association - 13.27%
4.25% due 08/15/2010	10,000,000	10,157,640
6.00% due 05/15/2008 to 01/01/2017	16,327,358	16,435,150
6.50% due 04/01/2017 to 08/01/2017	2,666,257	2,758,154
7.00% due 12/01/2010 to 07/01/2034	1,392,064	1,455,961
7.00% due 01/01/2033 (b)	75,777	77,067
7.114% due 09/01/2033 (b)	500,082	506,881
7.50% due 08/01/2009 to 07/01/2034	644,815	678,490
8.00% due 07/01/2014	338,354	357,094

		32,426,437
Government National Mortgage
Association - 0.23%
7.00% due 12/15/2008	47,754	48,024
8.00% due 12/15/2025	233,183	246,561
8.50% due 11/15/2015	245,182	264,877

		559,462

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $46,985,819)		$48,023,186

CORPORATE BONDS - 30.88%

Amusement & Theme Parks - 0.81%
Walt Disney Company, MTN
5.2463% due 09/10/2009 (b)	2,000,000	1,990,554

Banking - 1.31%
BAC Capital Trust XIII
5.3906% due 03/15/2043 (b)	1,000,000	837,759
Bank of America Corp.
5.375% due 09/11/2012	345,000	351,451
Glitnir Banki HF
6.375% due 09/25/2012 (f)	630,000	618,010
USB Capital IX
6.189% due 04/15/2049 (b)	1,000,000	905,013
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	545,000	486,985

		3,199,218

The accompanying notes are an integral part of the financial statements.

125

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Broadcasting - 0.84%
Viacom, Inc.
5.75% due 04/30/2011	$1,000,000	$1,012,578
6.625% due 05/15/2011	1,000,000	1,037,229

		2,049,807
Building Materials & Construction - 0.41%
Ryland Group, Inc.
5.375% due 06/01/2008	1,000,000	994,066

Cable & Television - 1.42%
Time Warner, Inc.
5.1094% due 11/13/2009 (b)	2,500,000	2,438,495
6.75% due 04/15/2011	1,000,000	1,041,537

		3,480,032
Electrical Utilities - 1.91%
CenterPoint Energy, Inc., Series B
5.875% due 06/01/2008	1,150,000	1,151,055
Dominion Resources, Inc.
4.75% due 12/15/2010	1,000,000	1,001,935
Dominion Resources, Inc., Series B
5.05% due 11/14/2008 (b)	1,500,000	1,497,091
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (f)	1,000,000	1,015,077

		4,665,158
Electronics - 0.42%
Tyco Electronics Group SA
6.00% due 10/01/2012 (f)	1,000,000	1,024,749

Financial Services - 6.97%
American Express Credit Corp., Series MTNB
5.3863% due 10/04/2010	1,000,000	976,620
Bear Stearns Company, Inc., MTN
5.4163% due 09/09/2009 (b)	2,000,000	1,921,736
Capital One Financial Corp., MTN
5.70% due 09/15/2011	950,000	917,758
CIT Group, Inc.
5.1675% due 11/03/2010 (b)	1,500,000	1,337,507
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	1,500,000	1,335,487
Janus Capital Group, Inc.
5.875% due 09/15/2011	1,000,000	1,010,631
Kaupthing Bank HF
5.9425% due 01/15/2010 (b)(f)	1,000,000	996,659
Lehman Brothers Holdings, Inc., MTN
4.9775% due 11/16/2009 (b)	2,000,000	1,948,370
5.75% due 04/25/2011	1,000,000	1,010,467
Merrill Lynch & Company, Inc., MTN
5.1925% due 08/14/2009 (b)	2,000,000	1,966,320
NiSource Finance Corp.
7.875% due 11/15/2010	1,000,000	1,060,820
SLM Corp.
4.50% due 07/26/2010	335,000	307,261
Vita Capital III, Ltd., Series B-I
6.3306% due 01/01/2011 (b)(f)	850,000	838,934
ZFS Finance USA Trust IV
5.875% due 05/09/2032 (f)	1,500,000	1,398,195

		17,026,765

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Forest Products - 0.41%
Weyerhaeuser Company
5.8838% due 09/24/2009 (b)	$1,000,000	$1,000,375

Gas & Pipeline Utilities - 2.03%
Kinder Morgan Energy Partners LP
5.85% due 09/15/2012	1,850,000	1,904,764
ONEOK Partners LP
5.90% due 04/01/2012	1,500,000	1,542,297
Rockies Express Pipeline LLC
5.7763% due 08/20/2009 (b)(f)	1,500,000	1,500,408

		4,947,469
Healthcare Services - 0.80%
UnitedHealth Group, Inc.
5.09% due 06/21/2010 (b)(f)	2,000,000	1,946,878

Homebuilders - 0.16%
Centex Corp.
4.75% due 01/15/2008	400,000	399,265

Insurance - 4.27%
CNA Financial Corp.
6.00% due 08/15/2011	1,500,000	1,537,179
6.60% due 12/15/2008	1,400,000	1,415,190
Hartford Financial Services Group, Inc.
5.55% due 08/16/2008	1,250,000	1,252,884
6.375% due 11/01/2008	1,000,000	1,010,911
ING Security Life Institutional Funding
4.25% due 01/15/2010 (f)	895,000	906,203
RenaissanceRe Holdings, Ltd.
7.00% due 07/15/2008	1,500,000	1,506,394
W.R. Berkley Corp.
5.125% due 09/30/2010	1,300,000	1,296,619
Xstrata Finance Dubai, Ltd.
5.2294% due 11/13/2009 (f)	1,500,000	1,495,632

		10,421,012
International Oil - 0.41%
Transocean, Inc.
5.25% due 03/15/2013	1,000,000	1,003,284

Leisure Time - 0.41%
MGM Mirage, Inc.
6.00% due 10/01/2009	1,000,000	995,000

Petroleum Services - 0.41%
Anadarko Petroleum Corp.
3.25% due 05/01/2008	1,000,000	993,336

Publishing - 0.36%
Dow Jones & Company, Inc.
3.875% due 02/15/2008	890,000	889,020

Real Estate - 4.16%
Colonial Realty LP
4.75% due 02/01/2010	1,500,000	1,464,450
Duke Realty LP
3.35% due 01/15/2008	1,625,000	1,624,470
Rouse Company, REIT
3.625% due 03/15/2009	900,000	857,482
Simon Property Group LP, REIT
3.75% due 01/30/2009	2,256,000	2,226,239

The accompanying notes are an integral part of the financial statements.

126

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount
		Value

CORPORATE BONDS (continued)

Real Estate (continued)
United Dominion Realty Trust, Inc., Series MTNE
4.50% due 03/03/2008	$1,000,000	$999,240
Vornado Realty LP
5.60% due 02/15/2011	1,000,000	1,000,908
Westfield Group
5.40% due 10/01/2012 (f)	2,000,000	1,995,772

		10,168,561

Retail - 0.40%
CVS Caremark Corp.
5.4406% due 06/01/2010 (b)	1,000,000	989,274

Retail Trade - 0.40%
Home Depot, Inc.
5.1156% due 12/16/2009 (b)	1,000,000	979,699

Telecommunications Equipment &
Services - 0.44%
Deutsche Telekom International Finance BV
8.00% due 06/15/2010	1,000,000	1,067,592

Telephone - 1.30%
BellSouth Corp.
4.20% due 09/15/2009	1,200,000	1,192,856
Sprint Capital Corp.
6.375% due 05/01/2009	1,000,000	1,005,043
Telecom Italia Capital SA
4.00% due 01/15/2010	1,000,000	979,434

		3,177,333

Transportation - 0.83%
FedEx Corp.
5.50% due 08/15/2009	2,000,000	2,022,076

TOTAL CORPORATE BONDS (Cost $76,329,852)		$75,430,523

COLLATERALIZED MORTGAGE
OBLIGATIONS - 35.25%
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class XP
0.6907% IO due 07/10/2042 (b)	57,971,463	1,043,231
Banc of America Funding Corp.,
Series 2005-H, Class 1A1
4.9892% due 11/20/2035 (b)	2,121,865	2,116,268
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.2875% due 03/15/2022 (b)(f)	850,000	826,589
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2006-4, Class 2A1
5.8019% due 10/25/2036 (b)	4,989,213	5,024,650
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR3, Class A1
3.236% due 02/11/2041	454,280	448,476
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR10, Class X2
0.0438% IO due 12/11/2040 (b)	381,301,650	1,427,898
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T24, Class A2
5.478% due 10/12/2041	5,000,000	5,046,455

Short-Term Bond Trust (continued)

	Shares or Principal Amount
		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities,
Series 2006-PWR13, Class X2
0.4371% IO due 09/11/2041 (b)	$95,714,183	$1,906,244
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-BBA7, Class G
5.4675% due 03/15/2019 (b)(f)	1,000,000	946,414
Bear Stearns Commercial Mortgage Securities,
Series 2006-PWR12, Class A1
5.546% due 09/11/2038 (b)	1,652,362	1,667,587
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
4.90% due 10/25/2035 (b)	776,590	772,021
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5, Class XP
0.5304% IO due 05/10/2043 (b)	68,831,950	712,404
Commercial Mortgage Pass Through Certificates,
Series 2004-LB2A, Class X2
0.9353% IO due 03/10/2039 (b)(f)	35,175,007	710,841
Commercial Mortgage Pass Through Certificates,
Series 2005-FL11, Class AJ
5.2275% due 11/15/2017 (b)(f)	565,000	551,925
Commercial Mortgage Pass Through Certificates,
Series 2006-CN2A, Class AJFX
5.478% due 02/05/2019 (f)	2,700,000	2,729,568
Commercial Mortgage Pass Through Certificates,
Series 2006-FL12, Class B
5.1975% due 12/15/2020 (b)(f)	1,737,105	1,684,600
Countrywide Alternative Loan Trust,
Series 2003-3T1, Class A2
4.50% due 05/25/2033	523,264	520,191
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class ASP
0.5773% IO due 09/15/2039 (b)(f)	117,030,956	3,189,995
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class SVA2
5.2975% due 10/15/2021 (b)(f)	2,000,000	1,938,353
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.2575% due 04/15/2021 (b)(f)	675,000	667,248
Credit Suisse/Morgan Stanley Commercial
Mortgage Certificate, Series 2006-HC1A, Class A2
5.2875% due 05/15/2023 (b)(f)	1,000,000	981,011
Crown Castle Towers LLC, Series 2006-1A, Class C
5.4696% due 11/15/2036 (f)	1,500,000	1,460,370
Federal Home Loan Mortgage Corp.,
Series 2516, Class AX
8.50% due 01/15/2016	438,155	450,820
Federal Home Loan Mortgage Corp.,
Series 2589, Class GK
4.00% due 03/15/2026	1,211,536	1,204,170
Federal National Mortgage Association,
Series 2001-53, Class GH
8.00% due 09/25/2016	217,734	233,298
First Horizon Alternative Mortgage Securities,
Series 2004-AA2, Class 2A1
5.0276% due 08/25/2034 (b)	1,609,067	1,596,905
GE Capital Commercial Mortgage Corp,
Series 2002-2A, Class A2
4.97% due 08/11/2036	1,545,316	1,557,753

The accompanying notes are an integral part of the financial statements.

127

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount
		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Global Signal Trust, Series 2006-1, Class C
5.707% due 02/15/2036 (f)	$670,000	$669,752
Global Tower Partners Acquisition Partners LLC,
Series 2007-1A, Class AFX
5.3928% due 05/15/2037 (f)	2,000,000	1,975,480
Greenpoint Mortgage Funding Trust, Series
2006-AR2, Class 4A1
6.788% due 03/25/2036 (b)	1,490,956	1,466,497
Harborview Mortgage Loan Trust,
Series 2004-7, Class 2A3
6.8142% due 11/19/2034 (b)	393,186	392,731
Harborview Mortgage Loan
Trust, Series 2005-4, Class 1A
5.1654% due 07/19/2035 (b)	790,779	794,186
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB16, Class X2
0.5037% IO due 05/12/2045 (b)	107,026,056	2,242,485
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class XCP
0.3578% IO due 09/15/2040 (b)	36,447,495	521,516
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCP
0.6439% IO due 09/15/2039 (b)	82,897,017	2,397,440
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2004-LLFA, Class A2
5.1975% due 10/15/2017 (b)(f)	465,889	465,182
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2005-LLFA, Class E
5.3075% due 07/15/2018 (b)(f)	1,270,000	1,263,596
Lehman XS Trust, Series 2007-10H, Class 2A2
7.50% due 07/25/2037	2,531,547	2,607,434
Mastr Adjustable Rate Mortgages Trust,
Series 2005-2, Class 2A1
5.1118% due 03/25/2035 (b)	1,256,681	1,286,472
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1, Class 1A
6.4956% due 12/25/2032 (b)	48,375	48,777
Merrill Lynch Mortgage Trust,
Series 2005-CKI1, Class A1
5.077% due 11/12/2037	2,329,441	2,328,465
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A1
5.528% due 05/12/2039 (b)	1,139,626	1,147,819
MLCC Mortgage Investors, Inc.,
Series 2003-C, Class B1
5.515% due 06/25/2028 (b)	711,739	693,195
Morgan Stanley Capital I,
Series 2005-HQ6, Class X2
0.3585% IO due 08/13/2042 (b)	35,090,742	579,471
Morgan Stanley Capital I,
Series 2007-SRR3, Class A
5.04% due 12/20/2049 (b)(f)	1,000,000	780,000
Morgan Stanley Capital I,
Series 2007-SRR3, Class B
5.14% due 12/20/2049 (b)(f)	1,000,000	700,000
Multi Security Asset Trust,
Series 2005-RR4A, Class A1
4.38% due 11/28/2035 (f)	2,480,305	2,450,304

Short-Term Bond Trust (continued)

	Shares or Principal Amount
		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Prudential Securities Secured Financing Corp,
Series 1998-C1, Class A1B
6.506% due 07/15/2008	$51,796	$51,723
Salomon Brothers Mortgage Securities VII, Series
2002-KEY2, Class A2
4.467% due 03/18/2036	1,680,559	1,671,044
SBA CMBS Trust, Series 2006-1A, Class A
5.314% due 11/15/2036 (f)	2,000,000	2,002,350
Sequoia Mortgage Trust, Series 2004-4, Class A
5.085% due 05/20/2034 (b)	453,260	443,411
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
7.3001% due 10/25/2034 (b)	1,031,772	1,037,298
Trapeza CDO LLC Series 2007-12A, Class B
5.8031% due 04/06/2042 (b)(f)	1,500,000	1,348,830
WAMU Commercial Mortgage Securities Trust,
Series 2006-SL1, Class A
5.4206% due 11/23/2043 (f)	979,779	952,649
WAMU Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A8
4.8346% due 10/25/2035 (b)	855,423	849,939
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-2, Class A6
5.25% due 02/25/2018	2,686,398	2,688,321
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.94% due 10/25/2035 (b)	879,190	886,713
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 4A1
4.9923% due 10/25/2035 (b)	4,509,664	4,487,178
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR17, Class A1
5.3386% due 10/25/2036 (b)	3,445,572	3,440,624

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $87,620,472)		$86,086,167

ASSET BACKED SECURITIES - 7.26%
Alesco Preferred Funding, Ltd., Series 12A, Class B
5.8425% due 07/15/2037 (b)(f)	310,000	279,000
Alesco Preferred Funding, Ltd., Series 14A, Class B
5.86% due 09/23/2037 (b)(f)	1,310,000	1,179,000
Alesco Preferred Funding, Ltd.,
Series 15A, Class B1
5.5637% due 12/23/2037 (b)(f)	115,000	103,500
Anthracite, Ltd., Series 2002-2A, Class B
5.488% due 12/24/2037 (b)(f)	1,000,000	935,600
Anthracite, Ltd., Series 2002-CIBA, Class A
5.3463% due 05/24/2017 (b)(f)	941,255	884,780
Anthracite, Ltd., Series 2004-1A, Class A
5.2563% due 03/23/2019 (b)(f)	960,885	893,623
Arbor Realty Mortgage Securities, Series
2006-1A, Class C
5.665% due 12/26/2041 (b)(f)	365,000	300,129
Arbor Realty Mortgage Securities, Series
2006-1A, Class F
6.115% due 12/26/2041 (b)(f)	610,000	447,557
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
5.4187% due 03/20/2050 (b)(f)	3,000,000	2,250,000

The accompanying notes are an integral part of the financial statements.

128

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Cedarwoods Credit CDO, Ltd.,
Series 2007-2A, Class B
5.245% due 02/25/2052 (b)(f)	$1,000,000	$870,000
Countrywide Asset-Backed Certificates,
Series 2005-1, Class 1AV2
5.065% due 07/25/2035 (b)	278,826	274,473
Crest, Ltd., Series 2002-IGA, Class A
5.4606% due 07/28/2017 (b)(f)	1,949,405	1,916,129
Crest, Ltd., Series 2003-1A, Class B1
6.0031% due 05/28/2038 (b)(f)	1,000,000	961,850
Crystal River Resecuritization, Series 2006-1
5.82% due 09/22/2047	2,100,000	1,407,000
Equity One ABS, Inc., Series 2004-2, Class AV2
5.115% due 07/25/2034 (b)	42,853	40,578
Green Tree Financial Corp., Series 1996-8, Class A6
7.60% due 10/15/2027	115,935	121,973
Highland Park CDO, Ltd., Series 2006-1A, Class A2
5.43% due 11/25/2051 (b)(f)	2,300,000	2,069,310
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
5.565% due 02/25/2034 (b)	400,000	331,803
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class E
5.975% due 02/01/2041 (b)(f)	475,000	378,993
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class G
6.175% due 02/01/2041 (b)(f)	475,000	359,865
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	900,000	875,543
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF2
5.533% due 05/25/2036 (b)	272,145	269,535
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF3
5.608% due 05/25/2036 (b)	500,000	495,605
SACO I, Inc., Series 2006-8, Class AIO
5.50% IO due 08/25/2008 (b)	7,845,225	95,021

TOTAL ASSET BACKED SECURITIES
(Cost $20,329,538)		$17,740,867

REPURCHASE AGREEMENTS - 0.36%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$874,175 on 01/02/2008,
collateralized by $815,000 Federal
Home Loan Mortgage Corp.,
5.50% due 07/18/2016 (valued at
$895,481, including interest)	$874,000	$874,000

TOTAL REPURCHASE AGREEMENTS
(Cost $874,000)		$874,000

Total Investments (Short-Term Bond Trust)
(Cost $247,526,132) - 99.73%		$243,596,121
Other Assets in Excess of Liabilities - 0.27%		661,460

TOTAL NET ASSETS - 100.00%		$244,257,581

Spectrum Income Trust

COMMON STOCKS - 15.44%

Aerospace - 0.06%
Raytheon Company	10,900	661,630

Air Travel - 0.04%
Southwest Airlines Company	35,700	435,540

Aluminum - 0.10%
Alcoa, Inc.	28,800	1,052,640

Auto Parts - 0.08%
Genuine Parts Company	19,800	916,740

Automobiles - 0.04%
Ford Motor Company *	59,800	402,454

Banking - 0.61%
Citizens Banking Corp.	260	3,773
Fifth Third Bancorp	53,000	1,331,890
KeyCorp	7,400	173,530
National City Corp.	27,300	449,358
Royal Bank of Scotland Group PLC	56,228	496,462
SunTrust Banks, Inc.	31,200	1,949,688
U.S. Bancorp	68,400	2,171,016

		6,575,717

Biotechnology - 0.13%
Amgen, Inc. *	30,700	1,425,708

Broadcasting - 0.11%
CBS Corp., Class B	39,800	1,084,550
XM Satellite Radio Holdings, Inc., Class A *	10,500	128,520

		1,213,070

Building Materials & Construction - 0.12%
Masco Corp.	60,000	1,296,600

Business Services - 0.21%
Computer Sciences Corp. *	14,800	732,156
Electronic Data Systems Corp.	16,200	335,826
H & R Block, Inc.	64,600	1,199,622

		2,267,604

Cable & Television - 0.25%
Cablevision Systems Corp., Class A *	27,500	673,750
Comcast Corp., Class A *	7,300	133,298
Time Warner, Inc.	112,100	1,850,771

		2,657,819

Cellular Communications - 0.12%
Crown Castle International Corp. *	8,975	373,360
Motorola, Inc.	54,400	872,576

		1,245,936

Chemicals - 0.14%
E.I. Du Pont de Nemours & Company	34,800	1,534,332

Computers & Business Equipment - 0.14%
Dell, Inc. *	63,300	1,551,483

Construction Materials - 0.15%
USG Corp. * (a)	18,700	669,273
Vulcan Materials Company	12,500	988,625

		1,657,898

Cosmetics & Toiletries - 0.62%
Avon Products, Inc.	30,800	1,217,524
Colgate-Palmolive Company	16,500	1,286,340
International Flavors & Fragrances, Inc.	28,800	1,386,144
Kimberly-Clark Corp.	15,700	1,088,638

The accompanying notes are an integral part of the financial statements.

129

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cosmetics & Toiletries (continued)
Procter & Gamble Company	23,600	$1,732,712

		6,711,358

Crude Petroleum & Natural Gas - 0.23%
Hess Corp.	22,140	2,233,040
Statoil ASA, ADR	1,000	30,520
Statoil ASA	8,900	274,572

		2,538,132

Drugs & Health Care - 0.14%
Wyeth	34,100	1,506,879

Electrical Equipment - 0.13%
Cooper Industries, Ltd., Class A	16,800	888,384
General Cable Corp. *	6,850	501,968

		1,390,352

Electrical Utilities - 0.48%
Entergy Corp.	13,700	1,637,424
FirstEnergy Corp.	18,000	1,302,120
Pinnacle West Capital Corp.	17,100	725,211
Teco Energy, Inc.	21,900	376,899
Xcel Energy, Inc.	49,700	1,121,729

		5,163,383

Electronics - 0.08%
Sony Corp.	16,500	898,967

Energy - 0.24%
Duke Energy Corp.	57,870	1,167,238
Energy East Corp.	1,820	49,522
Progress Energy, Inc.	28,250	1,368,148

		2,584,908

Financial Services - 1.54%
Bank of New York Mellon Corp.	46,500	2,267,340
Capital One Financial Corp.	21,800	1,030,268
Charles Schwab Corp.	7,300	186,515
Citigroup, Inc.	43,300	1,274,752
Countrywide Financial Corp. (a)	35,600	318,264
Federal National Mortgage Association	27,200	1,087,456
JP Morgan Chase & Company	94,600	4,129,290
Legg Mason, Inc.	16,300	1,192,345
Merrill Lynch & Company, Inc.	37,100	1,991,528
SLM Corp.	43,900	884,146
State Street Corp.	18,400	1,494,080
Wells Fargo & Company	25,700	775,883

		16,631,867

Food & Beverages - 0.64%
B&G Foods, Inc.	16,525	295,136
Campbell Soup Company	14,200	507,366
General Mills, Inc.	26,500	1,510,500
Hershey Company	36,400	1,434,160
Kraft Foods, Inc., Class A	35,100	1,145,313
McCormick & Company, Inc.	19,600	743,036
The Coca-Cola Company	21,600	1,325,592

		6,961,103

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Gas & Pipeline Utilities - 0.21%
NiSource, Inc.	79,000	$1,492,310
Spectra Energy Corp.	31,800	821,076
Williams Companies, Inc.	230	8,229

		2,321,615

Healthcare Products - 0.32%
Baxter International, Inc.	15,400	893,970
Boston Scientific Corp. *	26,800	311,684
Johnson & Johnson	33,700	2,247,790

		3,453,444

Healthcare Services - 0.01%
Cardinal Health, Inc.	1,800	103,950

Holdings Companies/Conglomerates - 0.51%
General Electric Company	148,500	5,504,895

Homebuilders - 0.05%
D.R. Horton, Inc.	44,000	579,480

Household Appliances - 0.04%
Whirlpool Corp.	5,100	416,313

Household Products - 0.26%
Fortune Brands, Inc.	18,000	1,302,480
Newell Rubbermaid, Inc.	56,400	1,459,632

		2,762,112

Insurance - 0.91%
American International Group, Inc.	37,700	2,197,910
Chubb Corp.	14,000	764,120
Genworth Financial, Inc., Class A	27,500	699,875
Lincoln National Corp.	28,000	1,630,160
Marsh & McLennan Companies, Inc.	87,300	2,310,831
Progressive Corp. *	41,700	798,972
The Travelers Companies, Inc.	26,400	1,420,320

		9,822,188

International Oil - 1.53%
Anadarko Petroleum Corp.	26,800	1,760,492
BP PLC, ADR	19,900	1,456,083
Chevron Corp.	46,190	4,310,913
Exxon Mobil Corp.	44,400	4,159,836
Murphy Oil Corp.	21,400	1,815,576
Royal Dutch Shell PLC, ADR	36,700	3,090,140

		16,593,040

Internet Content - 0.12%
Yahoo!, Inc. *	56,400	1,311,864

Leisure Time - 0.16%
Lakes Gaming, Inc. *	23,275	161,296
Walt Disney Company	47,400	1,530,072

		1,691,368

Liquor - 0.17%
Anheuser-Busch Companies, Inc.	36,200	1,894,708

Manufacturing - 0.60%
3M Company	26,700	2,251,344
Harley-Davidson, Inc.	21,800	1,018,278

The accompanying notes are an integral part of the financial statements.

130

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
Honeywell International, Inc.	25,000	$1,539,250
Illinois Tool Works, Inc.	31,200	1,670,448

		6,479,320
Office Furnishings & Supplies - 0.13%
Avery Dennison Corp.	27,200	1,445,408

Paper - 0.34%
International Paper Company	77,565	2,511,555
MeadWestvaco Corp.	38,860	1,216,318

		3,727,873
Petroleum Services - 0.20%
BJ Services Company	29,900	725,374
Schlumberger, Ltd.	14,200	1,396,854

		2,122,228
Pharmaceuticals - 0.84%
Abbott Laboratories	22,100	1,240,915
Bristol-Myers Squibb Company	48,800	1,294,176
Eli Lilly & Company	42,500	2,269,075
Merck & Company, Inc.	39,800	2,312,778
Pfizer, Inc.	88,670	2,015,469

		9,132,413
Photography - 0.10%
Eastman Kodak Company	47,700	1,043,199

Publishing - 0.37%
Gannett Company, Inc.	36,300	1,415,700
McGraw-Hill Companies, Inc.	37,000	1,620,970
The New York Times Company, Class A (a)	56,100	983,433

		4,020,103
Railroads & Equipment - 0.11%
Union Pacific Corp.	9,200	1,155,704

Real Estate - 0.00%
Weingarten Realty Investors, REIT	1,265	39,772

Retail Trade - 0.43%
Bed Bath & Beyond, Inc. *	39,900	1,172,661
Home Depot, Inc.	60,500	1,629,870
Walgreen Company	1,800	68,544
Wal-Mart Stores, Inc.	37,500	1,782,375

		4,653,450
Sanitary Services - 0.08%
Waste Management, Inc.	26,800	875,556

Semiconductors - 0.25%
Analog Devices, Inc.	39,200	1,242,640
Applied Materials, Inc.	27,600	490,176
Intel Corp.	36,500	973,090

		2,705,906
Software - 0.31%
Microsoft Corp.	95,300	3,392,680
Telecommunications Equipment & Services - 0.22%
Alcatel SA, ADR	93,400	683,688

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment & Services (continued)
Verizon Communications, Inc.	39,200	$1,712,648

		2,396,336
Telephone - 0.56%
AT&T, Inc.	89,765	3,730,633
Qwest Communications International, Inc. *	171,300	1,200,813
Sprint Nextel Corp.	83,600	1,097,668

		6,029,114
Tobacco - 0.07%
UST, Inc.	14,805	811,314

Toys, Amusements & Sporting Goods - 0.09%
Mattel, Inc.	49,700	946,288

Trucking & Freight - 0.05%
United Parcel Service, Inc., Class B	7,700	544,544

TOTAL COMMON STOCKS (Cost $156,205,926)		$167,258,305

PREFERRED STOCKS - 0.14%

Automobiles - 0.01%
General Motors Corp., Series C	7,650	149,710

Broadcasting - 0.03%
Spanish Broadcasting System, Series B	281	283,529

Energy - 0.03%
NRG Energy, Inc.	150	332,494

Financial Services - 0.04%
Federal Home Loan Mortgage Corp., Series Z *	8,000	209,200
Federal National Mortgage Association	6,575	169,306
SLM Corp., Series C *	100	103,232

		481,738
Telecommunications Equipment & Services - 0.03%
Lucent Technologies Capital Trust I	400	323,208

TOTAL PREFERRED STOCKS (Cost $1,538,398)		$1,570,679

TERM LOANS - 1.69%

Auto Parts - 0.08%
Allison Transmission, Inc.
8.00% due 08/07/2014 (b)(f)	500,000	468,840

Rental Service Corp., Series B3
7.50% due 11/30/2013 (b)	397,920	374,045

		842,885
Broadcasting - 0.05%
NV Broadcasting
8.13% due 10/26/2013 (b)	498,750	493,763

Business Services - 0.09%
First Data Corp.
3.34% due 09/24/2014 (b)(j)	1,000,000	952,605

Cable & Television - 0.08%
Univision Communications, Inc.
7.095% due 09/15/2014 (b)(j)	1,000,000	911,945

The accompanying notes are an integral part of the financial statements.

131

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Cellular Communications - 0.07%
MetroPCS Wireless, Inc., Series B3
7.50% due 02/20/2014 (b)	$742,481	$714,174

Commercial Services - 0.06%
Aramark Corp., Tranche B
7.1981% due 01/26/2014 (b)	414,184	423,418
Education Management Corp.
6.625% due 06/01/2013 (b)	243,916	232,865

		656,283
Computers & Business Equipment - 0.08%
Palm, Inc.
8.33% due 04/24/2014 (b)	997,500	817,950

Containers & Glass - 0.02%
Berry Plastics Group, Inc.
6.7063% due 04/03/2015 (b)	248,750	232,815

Educational Services - 0.09%
Cengage Learning, Inc.,
7.95% due 07/03/2014 (b)	249,375	236,416
Laureate Education
8.729% due 08/17/2014 (b)(j)	750,000	701,179

		937,595
Energy - 0.31%
Dresser, Inc.
11.11% due 05/04/2015 (b)	250,000	241,375
NRG Energy, Inc.
6.9425% due 02/01/2013 (b)	996,463	950,874
7.86% due 02/01/2014 (b)	250,000	250,000
Sandridge Energy Bank, Series B3
8.625% due 11/30/2007 (b)	1,000,000	990,000
8.8538% due 04/01/2014 (b)	500,000	495,000
Stallion Oilfield
9.3838% due 08/01/2012 (b)	500,000	475,000

		3,402,249
Financial Services - 0.09%
Biomet
6.665% due 03/25/2015 (b)(j)	750,000	743,906
Local TV Finance LLC
7.3565% due 05/07/2013 (b)	248,750	234,758

		978,664
Food & Beverages - 0.02%
Outback, Series B
7.6066% due 05/09/2014 (b)	241,175	222,484

Gas & Pipeline Utilities - 0.04%
Venoco, Inc., 2nd Lien
8.9375% due 05/08/2014 (b)	500,000	490,000

Healthcare Products - 0.05%
Bausch & Lomb, Inc.
8.2675% due 04/30/2015 (b)(j)	500,000	498,750

Healthcare Services - 0.05%
Iasis Healthcare Corp.
10.61% due 06/16/2011 (b)	527,175	504,111

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Leisure Time - 0.06%
Fontainebleau Las Vegas
5.9654% due 06/06/2014 (b)(j)	$250,000	$234,375
8.9481% due 05/31/2014 (b)	250,000	234,375
Town Sports
7.50% due 03/01/2014 (b)	248,125	230,136

		698,886
Metal & Metal Products - 0.00%
Algoma Acq
9.75% due 06/30/2013 (b)	1,250	1,191

Paper - 0.05%
Newpage Corp.
3.44% due 04/30/2012 (b)(j)	500,000	497,303

Publishing - 0.02%
Penton Media Bank, Series B1
7.4481% due 02/01/2013 (b)	247,500	225,689

Retail Trade - 0.04%
Neiman Marcus Group, Inc.
7.4481% due 04/08/2013 (b)	500,000	482,057

Telecommunications Equipment & Services - 0.14%
CSC Holdings, Inc.
6.875% due 07/21/2018 (b)	248,101	234,851
Telesat Canada
7.322% due 11/15/2014 (b)(j)	250,000	244,493
Trilogy International Partners
8.86% due 06/27/2012 (b)	500,000	483,437
Wind Acquisition Finance SA, Series B
12.61% due 12/07/2011 (b)	552,036	553,416

		1,516,197
Utility Service - 0.20%
Competitive Elec Holdings
8.3963% due 10/10/2014 (b)	1,000,000	987,500
Texas Comp Electric
8.3963% due 10/10/2014 (b)	1,250,000	1,227,250

		2,214,750

TOTAL TERM LOANS (Cost $18,803,077)		$18,292,346

U.S. TREASURY OBLIGATIONS - 9.92%

Treasury Inflation Protected
Securities (d) - 0.43%
1.875% TBA **	1,359,336	1,400,754
2.00% due 07/15/2014 ***	2,951,563	3,049,564
3.625% due 01/15/2008	239,240	239,546

		4,689,864
U.S. Treasury Bonds - 4.63%
4.50% due 02/15/2036 ***	3,187,000	3,205,176
4.75% due 02/15/2037	8,460,000	8,859,211
5.375% due 02/15/2031 ***	4,262,000	4,801,744
5.50% due 08/15/2028	1,004,000	1,136,873
6.00% due 02/15/2026	2,980,000	3,526,645
6.125% due 08/15/2029 ***	2,599,000	3,179,510
6.25% due 05/15/2030 ***	1,073,000	1,339,741

The accompanying notes are an integral part of the financial statements.

132

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bonds (continued)
6.375% due 08/15/2027	$3,670,000	$4,555,101
7.125% due 02/15/2023	4,412,000	5,693,549
7.25% due 08/15/2022	2,265,000	2,940,962
7.625% due 02/15/2025 ***	1,264,000	1,733,063
7.875% due 02/15/2021	3,111,000	4,184,295
8.00% due 11/15/2021	890,000	1,218,049
8.875% due 08/15/2017 to 02/15/2019 ***	2,659,000	3,723,623

		50,097,542
U.S. Treasury Notes - 4.80%
3.00% due 02/15/2009	3,125,000	3,121,094
3.875% due 02/15/2013 *** ****	3,745,000	3,819,900
4.00% due 11/15/2012 ***	9,490,000	9,745,784
4.25% due 11/15/2014 to 11/15/2017	8,137,000	8,393,794
4.375% due 12/15/2010	500,000	518,594
4.50% due 02/15/2009 to 11/15/2015	6,715,000	6,920,529
4.625% due 07/31/2012	650,000	682,906
4.75% due 05/31/2012 to 08/15/2017	12,150,000	12,838,688
4.875% due 06/30/2012	125,000	132,578
5.125% due 05/15/2016	5,405,000	5,850,069

		52,023,936

U.S. Treasury Strips - 0.06%
zero coupon due 05/15/2020 ***	1,070,000	609,561

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $100,860,199)		$107,420,903

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.83%

Federal Agricultural Mortgage Corp. - 0.03%
6.00% due 08/01/2021 to 11/01/2021	348,537	356,687

Federal Home Loan Bank - 0.18%
3.875% due 08/22/2008	400,000	398,900
5.125% due 08/14/2013	930,000	980,293
5.25% due 06/18/2014	510,000	542,201

		1,921,394
Federal Home Loan Mortgage Corp. - 2.64%
3.625% due 09/15/2008	400,000	398,243
4.50% due 11/01/2018 to 06/01/2019	744,911	732,366
4.625% due 02/21/2008	100,000	99,997
4.6450% due 07/01/2035	136,075	134,687
4.702% due 02/01/2035	222,022	221,148
4.746% due 07/01/2035	71,704	71,823
5.00% due 01/01/2009 to 11/01/2035	4,510,884	4,419,889
5.066% due 11/01/2035 to 03/01/2036	843,803	846,071
5.131% due 07/15/2012 to 01/01/2036	3,758,110	3,879,328
5.355% due 04/01/2037	738,330	747,478
5.38% due 02/01/2037	646,812	652,814
5.385% due 01/01/2036	100,280	100,206
5.466% due 02/01/2037	990,891	1,002,879
5.50% due 03/01/2018 to 04/01/2029	1,224,395	1,241,411
5.544% due 10/01/2036	746,674	755,576
5.923% due 02/01/2037	1,259,825	1,280,880
5.926% due 01/01/2037	274,384	278,324

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp.
(continued)
5.979% due 12/01/2036	$1,480,588	$1,498,304
6.00% due 06/15/2011 to 11/01/2036	3,612,765	3,749,447
6.035% due 10/01/2036	1,089,992	1,123,279
6.127% due 10/01/2036	790,391	800,325
6.22% due 08/01/2036	1,076,499	1,084,090
6.50% due 05/01/2017 to 01/01/2036	1,672,438	1,728,602
7.00% due 02/01/2024 to 02/01/2037	1,712,496	1,735,398
7.199% due 09/01/2032	13,172	13,239
7.50% due 05/01/2024 to 06/01/2024	4,807	5,146
10.50% due 05/01/2019	365	408

		28,601,358
Federal National Mortgage
Association - 8.58%
3.25% due 08/15/2008	660,000	655,686
3.81% due 10/01/2033	142,264	141,917
3.875% due 07/15/2008	400,000	399,456
3.8951% due 02/17/2009 (b)	220,000	218,464
4.375% due 09/15/2012 to 10/15/2015	1,185,000	1,199,129
4.50% due 05/01/2018 to 07/01/2035	6,381,574	6,241,107
4.585% due 07/01/2035	177,226	175,344
4.625% due 10/15/2014	660,000	677,447
4.788% due 11/01/2035	232,543	233,021
4.803% due 09/01/2035 (b)	567,046	564,241
4.875% due 12/15/2016	350,000	359,793
5.00% due 01/01/2009 to 02/01/2036	13,144,490	13,072,343
5.321% due 12/01/2035	188,197	188,263
5.343% due 12/01/2035	209,458	209,522
5.45% due 09/01/2037 (b)	543,104	549,692
5.472% due 06/01/2037 (b)	169,940	172,131
5.50% due 07/01/2013 to 10/01/2037	33,469,238	33,592,255
5.518% due 12/01/2035	308,703	307,355
5.54% due 07/01/2036	1,336,746	1,353,591
5.549% due 01/01/2037 (b)	352,692	356,989
5.609% due 07/01/2027	1,622	1,630
5.691% due 01/01/2019	938	942
5.697% due 12/01/2035	94,399	94,823
5.796% due 08/01/2037 (b)	632,467	643,274
5.984% due 08/01/2036 to 09/01/2036	1,275,810	1,296,080
6.00% due 05/15/2011 to 09/01/2036	11,001,625	11,274,508
6.00% TBA **	7,750,000	7,871,101
6.034% due 12/01/2036	571,379	580,555
6.375% due 06/15/2009	750,000	778,594
6.50% due 06/01/2013 to 11/01/2037	6,962,310	7,163,982
6.50% TBA **	500,000	513,906
7.00% due 12/01/2029 to 04/01/2037	151,872	158,096
7.125% due 06/15/2010 to 01/15/2030	1,670,000	1,885,444

		92,930,681
Government National Mortgage
Association - 10.40%
4.00% due 09/15/2018	480,399	462,652
4.50% due 10/15/2018 to 11/20/2035	2,263,824	2,177,079
5.00% due 01/15/2019 to 06/20/2036	23,857,362	23,436,202

The accompanying notes are an integral part of the financial statements.

133

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association (continued)
5.50% due 11/15/2017 to 09/20/2036		$37,164,196	$37,416,092
6.00% due 11/15/2008 to 11/20/2037		34,108,569	34,864,907
6.00% TBA **		50,324	51,558
6.50% due 07/15/2009 to 09/15/2037		10,407,685	10,775,763
6.50% TBA **		1,925	1,998
7.00% due 04/15/2017 to 10/20/2036		3,203,184	3,385,767
9.25% due 10/15/2016 to 12/15/2019		6,349	6,875
9.50% due 06/15/2009 to 10/15/2009		2,756	2,838
9.75% due 07/15/2017 to 02/15/2021		5,708	6,551
10.25% due 05/15/2020 to 11/15/2020		3,924	4,548
11.75% due 08/15/2013		1,352	1,558
12.00% due 10/15/2010 to 01/15/2013		1,422	1,607
12.25% due 03/15/2014 to 07/20/2015		1,823	2,094
12.50% due 06/15/2010		3,382	3,704
12.75% due 12/20/2013 to 11/20/2014		1,406	1,616

			112,603,409

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $233,614,180)			$236,413,529

FOREIGN GOVERNMENT OBLIGATIONS - 13.23%

Argentina - 0.24%
Republic of Argentina
0.629 due 12/31/2038 (b)	ARS	400,000	50,794
2.00% due 09/30/2014 (b)		587,100	178,926
5.83% due 12/31/2033 (b)		280,064	102,246
7.00% due 10/03/2015		$1,650,047	1,364,597
7.00% due 04/17/2017		350,000	277,375
7.875% due 04/11/2011		250,000	245,000
8.28% due 12/31/2033		377,312	362,219

			2,581,157

Austria - 0.47%
Republic of Austria
4.00% due 07/15/2009	EUR	2,900,000	4,237,262
5.50% due 01/15/2010		548,000	823,261
6.25% due 07/15/2027		47,000	82,407

			5,142,930

Belgium - 0.30%
Kingdom of Belgium
3.00% due 03/28/2010		1,290,000	1,841,763
4.25% due 09/28/2013		93,000	135,947
5.00% due 03/28/2035		855,000	1,295,056

			3,272,766

Brazil - 0.91%
Federative Republic of Brazil
6.00% due 01/17/2017		$700,000	711,200
6.00% due 01/17/2017		300,000	306,780
6.00% due 05/15/2015	BRL	2,630,000	2,296,591
7.125% due 01/20/2037		$1,485,000	1,678,050
7.875% due 03/07/2015		50,000	56,450
8.75% due 02/04/2025		475,000	602,063
8.875% due 10/14/2019		450,000	556,875

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Brazil (continued)
Federative Republic of Brazil (continued)
10.00% due 01/01/2012	BRL	2,449,000	$1,253,724
10.00% due 01/01/2014		2,836,000	1,477,628
10.00% due 01/01/2017		2,023,000	954,085

			9,893,446

Canada - 0.19%
Government of Canada
5.75% due 06/01/2033	CAD	704,000	897,128
Province of Ontario
5.00% due 03/08/2014		1,074,000	1,126,539

			2,023,667

Colombia - 0.08%
Republic of Colombia
7.375% due 01/27/2017		$200,000	219,500
7.375% due 09/18/2037		200,000	222,500
7.375% due 09/18/2037		350,000	391,125
12.00% due 10/22/2015	COP	40,000,000	22,109

			855,234
Denmark - 0.05%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	2,438,000	495,598
7.00% due 11/10/2024		351,000	87,821

			583,419

Ecuador - 0.03%
Republic of Ecuador
10.00% due 08/15/2030		$300,000	290,250

Egypt - 0.01%
Republic of Egypt
zero coupon due 10/21/2008	EGP	625,000	106,843

France - 1.25%
Government of France
3.75% due 01/12/2012	EUR	2,860,000	4,117,533
4.00% due 10/25/2014		865,000	1,246,154
4.75% due 10/25/2012		282,000	422,107
5.50% due 04/25/2029		359,000	584,255
5.50% due 04/25/2010		3,235,000	4,874,846
5.75% due 10/25/2032		1,370,000	2,316,538

			13,561,433

Gabon - 0.05%
Republic of Gabon
8.20% due 12/12/2017		$500,000	578,350

Germany - 0.50%
Federal Republic of Germany
4.00% due 01/04/2037	EUR	2,904,000	3,842,257
4.25% due 07/04/2014		80,000	117,134
4.75% due 07/04/2028		234,000	347,389
4.75% due 07/04/2034		720,000	1,071,454

			5,378,234

Ghana - 0.07%
Republic of Ghana
8.50% due 10/04/2017		$700,000	752,290

The accompanying notes are an integral part of the financial statements.

134

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Greece - 0.12%
Republic of Greece
5.25% due 05/18/2012	EUR	830,000	$1,256,798

Grenada - 0.01%
Government of Grenada
1.00 due 09/15/2025		$230,000	124,200

Indonesia - 0.09%
Republic of Indonesia
6.625% due 02/17/2037		600,000	570,900
6.625% due 02/17/2037		100,000	95,084
8.50% due 10/12/2035		100,000	116,650
10.25% due 07/15/2022	IDR	1,500,000,000	155,402

			938,036

Iraq - 0.11%
Republic of Iraq
5.80% due 01/15/2028		$1,750,000	1,146,250

Ireland - 0.01%
Republic of Ireland
4.00% due 04/18/2010	EUR	92,000	133,954

Italy - 0.59%
Republic of Italy
4.25% due 08/01/2014		1,032,000	1,506,220
5.25% due 09/20/2016		$450,000	473,274
5.25% due 08/01/2017	EUR	1,210,000	1,865,704
5.50% due 11/01/2010		1,600,000	2,420,662
7.25% due 11/01/2026		73,000	138,265

			6,404,125

Jamaica - 0.11%
Government of Jamaica
9.00% due 06/02/2015		$185,000	200,262
10.625% due 06/20/2017		870,000	1,041,825

			1,242,087

Japan - 2.94%
Government of Japan
1.00% due 12/20/2012	JPY	177,050,000	1,583,580
1.00% due 06/10/2016		179,850,200	1,607,165
1.10% due 12/10/2016		190,400,000	1,714,052
1.30% due 12/20/2013		394,000,000	3,567,097
1.30% due 03/20/2015		63,100,000	567,807
1.40% due 03/21/2011		305,250,000	2,778,465
1.40% due 03/20/2012		187,400,000	1,710,667
1.40% due 12/20/2015		205,000,000	1,850,125
1.50% due 06/20/2012		501,950,000	4,600,376
1.70% due 09/20/2016		668,850,000	6,150,235
1.90% due 12/20/2010		33,450,000	308,533
2.00% due 06/20/2022		61,100,000	560,163
2.00% due 12/20/2033		145,650,000	1,225,267
2.20% due 06/22/2020		24,200,000	229,219
3.75% due 03/20/2025		376,550,000	3,340,295

			31,793,046

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Lebanon - 0.00%
Government of Lebanon
8.25% due 04/12/2021		$50,000	$47,182

Malaysia - 0.53%
Government of Malaysia
zero coupon due 04/04/2008	MYR	660,000	197,766
3.702% due 02/25/2013		6,715,000	2,020,963
3.718% due 06/15/2012		10,805,000	3,263,414
3.756% due 04/28/2011		717,000	217,950

			5,700,093
Mexico - 1.22%
Government of Mexico
5.625% due 01/15/2017		$500,000	506,750
5.625% due 01/15/2017		700,000	710,605
7.50% due 04/08/2033		55,000	65,588
7.50% due 06/03/2027	MXN	7,500,000	636,143
8.00% due 12/24/2008		5,530,000	507,536
8.00% due 12/17/2015		41,695,000	3,782,397
8.00% due 12/19/2013		23,575,000	2,159,146
8.125% due 12/30/2019		$55,000	67,018
9.00% due 12/22/2011	MXN	20,250,000	1,921,285
9.00% due 12/20/2012		18,300,000	1,744,270
9.00% due 12/24/2009		7,050,000	659,313
9.50% due 12/18/2014		4,180,000	411,171

			13,171,222

Netherlands - 0.69%
Kingdom of Netherlands
4.50% due 07/15/2017	EUR	2,035,000	2,990,291
5.00% due 07/15/2011		2,831,000	4,255,455
5.50% due 01/15/2028		132,000	214,068

			7,459,814

Philippines - 0.06%
Republic of Philippines
7.75% due 01/14/2031		$375,000	432,656
10.625% due 03/16/2025		155,000	223,200

			655,856

Poland - 0.37%
Republic of Poland
5.00% due 10/24/2013	PLN	7,350,000	2,839,102
5.25% due 10/25/2017		348,000	134,471
6.25% due 10/24/2015		2,415,000	996,312

			3,969,885

Portugal - 0.02%
Republic of Portugal
5.15% due 06/15/2011	EUR	114,000	171,455

Russia - 0.17%
Government of Russia
7.50% due 03/31/2030		$1,636,470	1,874,740

Serbia - 0.18%
Republic of Serbia
3.75 due 11/01/2024		2,070,000	1,917,234

The accompanying notes are an integral part of the financial statements.

135

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

South Africa - 0.12%
Republic of South Africa
5.875% due 05/30/2022		$100,000	$101,737
6.50% due 06/02/2014		555,000	586,912
13.00% due 08/31/2010	ZAR	4,046,000	641,087

			1,329,736

Spain - 0.12%
Kingdom of Spain
4.00% due 01/31/2010	EUR	45,000	65,712
5.50% due 03/08/2011	AUD	1,280,000	1,061,561
5.75% due 07/30/2032	EUR	123,000	206,952

			1,334,225

Sweden - 0.31%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	13,330,000	2,079,218
5.125% due 03/01/2017		$425,000	438,162
5.25% due 03/15/2011	SEK	5,120,000	817,184

			3,334,564

Turkey - 0.76%
Republic of Turkey
6.875% due 03/17/2036		$800,000	786,000
7.00% due 06/05/2020		428,000	444,050
7.375% due 02/05/2025		35,000	36,750
8.00% due 02/14/2034		250,000	275,937
8.00% due 02/14/2034		188,000	209,357
14.00% due 01/19/2011	TRY	4,358,629	3,742,342
14.00% due 09/26/2012		450,000	371,977
16.00% due 03/07/2012		2,690,000	2,397,995

			8,264,408

United Kingdom - 0.54%
Government of United Kingdom
4.25% due 06/07/2032	GBP	2,330,000	4,548,120
4.75% due 06/07/2010		655,000	1,316,634

			5,864,754

Uruguay - 0.01%
Republic of Uruguay
4.25% due 04/05/2027	UYU	2,750,000	129,355

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $134,543,927)			$143,283,038

CORPORATE BONDS - 25.75%

Advertising - 0.19%
Lamar Media Corp.
6.625% due 08/15/2015		$425,000	413,313
6.625% due 08/15/2015 (f)		200,000	195,000
R.H. Donnelley Corp.
8.875% due 10/15/2017 (f)		675,000	637,875
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013		775,000	693,625
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		125,000	116,875

			2,056,688

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Aerospace - 0.31%
Boeing Company
8.75% due 08/15/2021		$45,000	$59,761
GenCorp, Inc.
9.50% due 08/15/2013		725,000	732,250
Hawker Beechcraft Acquisition Company LLC
8.50% due 04/01/2015 (f)		700,000	700,000
8.875% due 04/01/2015 (f)		200,000	198,000
Northrop Grumman Corp.
7.125% due 02/15/2011		680,000	724,707
7.75% due 03/01/2016		30,000	34,987
Rolls-Royce Group PLC, EMTN
4.50% due 03/16/2011	EUR	50,000	72,281
TransDigm, Inc.
7.75% due 07/15/2014		$375,000	380,625
United Technologies Corp.
4.375% due 05/01/2010		250,000	250,709
5.375% due 12/15/2017		120,000	121,047
5.40% due 05/01/2035		100,000	92,949

			3,367,316

Agriculture - 0.07%
Bunge, Ltd.
4.375% due 12/15/2008		305,000	302,986
5.90% due 04/01/2017		455,000	438,721

			741,707

Air Travel - 0.07%
Air Jamaica, Ltd.
9.375% due 07/08/2015		50,000	53,425
Continental Airlines, Inc.
8.75% due 12/01/2011		475,000	447,688
Delta Air Lines, Inc.
6.821% due 08/10/2022 (f)		130,000	124,800
Southwest Airlines Company
6.50% due 03/01/2012		160,000	165,680

			791,593

Aluminum - 0.02%
Novelis, Inc.
7.25% due 02/15/2015		275,000	258,500

Amusement & Theme Parks - 0.03%
Universal City Development Partners
11.75% due 04/01/2010		325,000	336,375

Apparel & Textiles - 0.06%
Federated Department Stores, Inc.
6.625% due 09/01/2008		100,000	100,761
INVISTA
9.25% due 05/01/2012 (f)		475,000	491,625
Polo Ralph Lauren Corp.
4.50% due 10/04/2013	EUR	50,000	68,128

			660,514

Auto Parts - 0.31%
Accuride Corp.
8.50% due 02/01/2015		$425,000	344,250
Allison Transmission, Inc.
11.25% due 11/01/2015 (f)		525,000	458,063

The accompanying notes are an integral part of the financial statements.

136

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Auto Parts (continued)
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013		$50,000	$45,250
Goodyear Tire & Rubber Company
8.625% due 12/01/2011		488,000	508,740
8.6625% due 12/01/2009 (b)		575,000	579,313
Tenneco Automotive, Inc.
8.625% due 11/15/2014		550,000	540,375
TRW Automotive, Inc.
7.25% due 03/15/2017 (f)		725,000	650,687
United Components, Inc.
9.375% due 06/15/2013		250,000	246,875

			3,373,553

Auto Services - 0.20%
AutoNation, Inc.
7.00% due 04/15/2014		550,000	521,125
7.2425% due 04/15/2013 (b)		175,000	161,437
ERAC USA Finance Company
5.60% due 05/01/2015 (f)		205,000	194,934
7.95% due 12/15/2009 (f)		260,000	272,843
Hertz Corp.
8.875% due 01/01/2014		450,000	456,188
10.50% due 01/01/2016		575,000	595,125

			2,201,652

Automobiles - 0.17%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375% due 03/21/2013	EUR	100,000	139,947
DaimlerChrysler N.A. Holding Corp., MTN
5.3275% due 08/03/2009 (b)		$470,000	466,800
DaimlerChrysler NA Holding Corp.
6.50% due 11/15/2013		355,000	370,977
Fiat Finance & Trade, Ltd.
6.625% due 02/15/2013	EUR	55,000	81,734
General Motors Corp.
7.20% due 01/15/2011		$325,000	299,000
7.70% due 04/15/2016		425,000	360,188
8.375% due 07/05/2033	EUR	80,000	90,647

			1,809,293

Banking - 2.08%
American Express Centurion Bank
4.375% due 07/30/2009		$300,000	298,687
Australia & New Zealand Banking Group, Ltd.,
EMTN
4.45% due 02/05/2015 (b)	EUR	83,000	119,563
BAC Capital Trust VI
5.625% due 03/08/2035		$463,000	395,438
Banca Intesa SpA, EMTN
5.85% due 05/08/2014 (b)	EUR	65,000	96,363
Banca Monte dei Paschi di Siena SpA, EMTN
4.50% due 09/24/2015 (b)		70,000	100,029
4.875% due 05/31/2016		50,000	66,563
Bank of America Corp.
4.375% due 12/01/2010		$200,000	199,633
4.50% due 08/01/2010		150,000	150,073
5.75% due 08/15/2016		205,000	205,366

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Banking (continued)
Bank of America Corp. (continued)
6.00% due 09/01/2017		$630,000	$643,653
Bank of America Corp., EMTN
4.625% due 02/18/2014	EUR	110,000	155,781
Bank of Ireland
6.45% due 02/10/2010		47,000	70,271
Bank of New York
5.41% due 05/15/2009		$300,000	303,111
Bank One Corp.
5.25% due 01/30/2013		180,000	179,471
Banque du Liban, Series ECD
10.00% due 04/25/2015		250,000	262,525
Barclays Bank PLC
7.40% due 12/15/2009		300,000	317,381
Barclays Bank PLC, EMTN
5.75% due 03/08/2011	EUR	85,000	126,399
BB&T Capital Trust II
6.75% due 06/07/2036		$380,000	370,055
BBVA Bancomer SA
6.008% due 05/17/2022 (b)(f)		100,000	102,664
BNP Paribas, EMTN
5.25% due 12/17/2012	EUR	120,000	176,429
Credit Agricole SA
6.637% due 12/31/2049 (b)(f)		$330,000	306,158
Credit Agricole SA, Series TSDI
5 due 06/20/2049 (b)	GBP	130,000	227,776
Credit Suisse Group Finance Guernsey, Ltd.
6.375% due 06/07/2013	EUR	70,000	105,609
Depfa ACS Bank
4.375% due 01/15/2015		750,000	1,080,625
4.375% due 01/15/2015		1,200,000	1,729,000
Deutsche Bank AG
5.125% due 01/31/2013		100,000	145,056
Deutsche Genossenschafts-Hypothekenbank AG,
EMTN
4.00% due 10/31/2016		2,000,000	2,795,727
Eurohypo AG
4.50% due 01/21/2013 (f)		750,000	1,097,371
HBOS PLC
6.00% due 11/01/2033 (f)		$390,000	402,356
6.05% due 11/23/2049 (b)	EUR	70,000	101,267
HBOS PLC, EMTN
4.375% due 10/30/2019 (b)		93,000	125,008
HSBC Bank PLC, EMTN
4.25% due 03/18/2016 (b)		104,000	147,600
HSBC Holdings PLC
6.50% due 05/02/2036		$170,000	165,270
9.875% due 04/08/2018	GBP	120,000	275,730
Hypothekenbank in Essen AG
3.785% due 11/21/2013	EUR	789,000	1,113,658
3.875% due 11/21/2013		981,000	1,384,663
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		$15,000	14,814
ING Bank NV, EMTN
5.50% due 01/04/2012	EUR	70,000	103,997

The accompanying notes are an integral part of the financial statements.

137

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Banking (continued)
Islandsbanki HF
5.4025% due 10/15/2008 (b)(f)		$175,000	$174,849
Keybank NA, BKNT
4.412% due 03/18/2008		45,000	44,887
KeyCorp, MTNG
4.70% due 05/21/2009		40,000	39,907
Kreditanstalt fuer Wiederaufbau
4.70% due 06/02/2037	CAD	430,000	439,927
Kreditanstalt fuer Wiederaufbau, EMTN
7.375% due 01/27/2010	NGN	50,000,000	421,459
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015	GBP	450,000	927,951
Landwirtschaftliche Rentenbank, Series 7
3.75% due 06/15/2009		$95,000	95,278
Lloyds TSB Group PLC
6.267% due 12/31/2049 (b)(f)		315,000	285,765
Marshall & Ilsley Bank, BKNT
3.80% due 02/08/2008		95,000	94,876
Marshall & Ilsley Bank, MTN
5.15% due 02/22/2012		250,000	245,830
Nordea Bank Finland PLC, EMTN
5.75% due 03/26/2014 (b)	EUR	50,000	73,656
Northern Trust Company, BKNT
4.60% due 02/01/2013		$100,000	98,324
Northern Trust Corp.
5.30% due 08/29/2011		141,000	143,881
PNC Funding Corp.
5.625% due 02/01/2017		195,000	189,785
7.50% due 11/01/2009		75,000	78,911
Rabobank Nederland, EMTN
3.125% due 07/19/2010	EUR	70,000	98,930
Royal Bank of Scotland PLC, EMTN
6.00% due 05/10/2013		40,000	60,151
6.00 due 06/29/2049 (b)	GBP	130,000	249,074
Sanpaolo IMI SpA, EMTN
3.75% due 06/09/2015 (b)	EUR	57,000	81,014
Shinsei Bank, Ltd.
3.75% due 02/23/2016 (b)		80,000	106,493
Standard Chartered Bank, EMTN
3.625% due 02/03/2017 (b)		110,000	148,263
Sumitomo Mitsui Banking Corp.
4.375% due 07/29/2049 (b)		100,000	123,485
5.625% due 07/29/2049 (b)(f)		$200,000	186,748
SunTrust Banks, Inc.
7.75% due 05/01/2010		250,000	266,783
Svenska Handelsbanken, EMTN
6.125% due 03/29/2049 (b)	GBP	47,000	92,997
UniCredito Italiano SpA, EMTN
6.10% due 02/28/2012	EUR	90,000	135,141
US Bancorp, MTNP
4.50% due 07/29/2010		$160,000	161,386
US Bank NA
6.50% due 02/01/2008		240,000	240,146
US Bank NA, BKNT
6.375% due 08/01/2011		450,000	471,953

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Banking (continued)
Wachovia Corp.
4.375% due 08/01/2016	EUR	50,000	$65,322
4.375% due 08/01/2016		50,000	65,322
6.40% due 04/01/2008		$100,000	100,356
Wells Fargo & Company
4.20% due 01/15/2010		175,000	173,894
4.875% due 01/12/2011		210,000	212,823
Wells Fargo Bank NA
4.75% due 02/09/2015		260,000	248,330
Westpac Banking Corp.
2.875% due 06/25/2008	EUR	20,000	28,901
World Savings Bank FSB, BKNT
4.125% due 12/15/2009		$180,000	179,275

			22,513,213

Biotechnology - 0.02%
Genentech, Inc.
4.40% due 07/15/2010		110,000	110,687
4.75% due 07/15/2015		140,000	137,767

			248,454

Broadcasting - 0.60%
Allbritton Communications Company
7.75% due 12/15/2012		750,000	742,500
Barrington Broadcasting Group LLC
10.50% due 08/15/2014		250,000	257,813
Bonten Media Acquisition Company
9.00% due 06/01/2015 (f)		225,000	196,313
Canadian Satellite Radio Holdings, Inc., ADR
12.75% due 02/15/2014		225,000	221,062
CanWest Media, Inc.
8.00% due 09/15/2012		375,000	353,906
Clear Channel Communications, Inc.
6.25% due 03/15/2011		1,725,000	1,561,125
LIN Television Corp.
2.50% due 05/15/2033		68,000	66,810
News America, Inc.
6.15% due 03/01/2037		590,000	569,934
6.20% due 12/15/2034		180,000	177,442
6.40% due 12/15/2035		200,000	202,329
6.65% due 11/15/2037 (f)		305,000	314,600
7.375% due 10/17/2008		110,000	111,751
Time Warner Cable, Inc.
5.40% due 07/02/2012		805,000	806,618
Viacom, Inc.
5.75% due 04/30/2011		85,000	86,069
XM Satellite Radio, Inc.
9.75% due 05/01/2014		875,000	846,562

			6,514,834

Building Materials & Construction - 0.31%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on 03/01/2009 due 03/01/2014		275,000	176,000
Builders FirstSource, Inc.
9.1187% due 02/15/2012 (b)		350,000	304,500
Cemex Finance Europe BV
4.75% due 03/05/2014	EUR	50,000	65,050

The accompanying notes are an integral part of the financial statements.

138

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Building Materials & Construction (continued)
Columbus McKinnon Corp.
8.875% due 11/01/2013		$560,000	$579,600
CRH America, Inc.
5.30% due 10/15/2013		140,000
6.00% due 09/30/2016		240,000	136,999
6.40% due 10/15/2033		55,000	234,718
Esco Corp.			51,638
8.625% due 12/15/2013 (f)		600,000
8.8656% due 12/15/2013 (b)(f)		175,000	600,000
Lafarge SA			171,500
6.15% due 07/15/2011		130,000
Linde Finance BV, EMTN			133,727
4.75% due 04/24/2017	EUR	100,000	135,923
Obrascon Huarte Lain SA
5.00% due 05/18/2012		100,000	140,742
Owens Corning, Inc.
6.50% due 12/01/2016		$115,000	105,310
Texas Industries, Inc.
7.25% due 07/15/2013		475,000	465,500

			3,301,207

Business Services - 0.59%
Affinity Group, Inc.
9.00% due 02/15/2012		325,000	308,750
10.875% due 02/15/2012		117,214	117,214
Deluxe Corp.
7.375% due 06/01/2015		425,000	422,875
Dun & Bradstreet Corp.
5.50% due 03/15/2011		120,000	123,833
First Data Corp.
9.875% due 09/24/2015 (f)		2,275,000	2,115,750
FTI Consulting, Inc.
7.625% due 06/15/2013		350,000	358,750
7.75% due 10/01/2016		250,000	260,000
Harland Clarke Holdings Corp.
9.50% due 05/15/2015		350,000	302,750
IKON Office Solutions, Inc.
9.926% due 01/01/2012 (b)(f)		150,000	151,500
Manpower, Inc., EMTN
4.75% due 06/14/2013	EUR	50,000	70,571
Mobile Services Group, Inc./ Mobile Storage
Group, Inc.
9.75% due 08/01/2014		$550,000	506,000
Nebraska Book Company, Inc.
8.625% due 03/15/2012		700,000	675,500
Sungard Data Systems, Inc.
9.125% due 08/15/2013		852,000	866,910
Xerox Corp.
6.75% due 02/01/2017		80,000	83,385

			6,363,788
Cable & Television - 0.93%
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015		450,000	366,750

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010		$900,000	$882,000
Charter Communications Operating LLC
8.375% due 04/30/2014 (f)		1,500,000	1,451,250
Comcast Cable Communications, Inc.
6.75% due 01/30/2011		225,000	235,234
Comcast Corp.
4.95% due 06/15/2016		329,000	309,807
5.875% due 02/15/2018		430,000	428,704
6.95% due 08/15/2037		192,000	207,220
Cox Communications, Inc.
7.125% due 10/01/2012		199,000	212,228
Cox Enterprises, Inc.
4.375% due 05/01/2008 (f)		115,000	114,631
CSC Holdings, Inc.
7.25% due 07/15/2008		250,000	250,313
DirecTV Holdings LLC
8.375% due 03/15/2013		625,000	650,000
EchoStar DBS Corp.
5.75% due 10/01/2008		15,000	14,981
6.625% due 10/01/2014		250,000	248,750
7.00% due 10/01/2013		150,000	151,500
ITV PLC, EMTN
4.75% due 10/03/2011	EUR	60,000	85,584
Kabel Deutschland GmbH
10.625% due 07/01/2014		$375,000	393,750
Mediacom Broadband LLC
8.50% due 10/15/2015		325,000	288,031
Rainbow National Services LLC
8.75% due 09/01/2012 (f)		75,000	77,156
Rogers Cable, Inc.
5.50% due 03/15/2014		140,000	137,941
Shaw Communications, Inc.
8.25% due 04/11/2010		100,000	104,875
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		771,000	785,456
Superior Essex Communications &
Essex Group, Inc.
9.00% due 04/15/2012		250,000	240,000
Time Warner Entertainment Company LP
7.25% due 09/01/2008		295,000	298,959
8.375% due 07/15/2033		300,000	361,382
Time Warner, Inc.
5.50% due 11/15/2011		275,000	276,127
Univision Communications, Inc.
9.75% due 03/15/2015 (f)		550,000	501,188
Viacom, Inc.
6.125% due 10/05/2017		150,000	149,994
6.25% due 04/30/2016		295,000	296,791
Videotron Ltee.
6.375% due 12/15/2015		100,000	93,875
6.875% due 01/15/2014		460,000	450,225

			10,064,702

The accompanying notes are an integral part of the financial statements.

139

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Cellular Communications - 0.69%
America Movil SAB de CV
5.625% due 11/15/2017		$395,000	$385,953
6.375% due 03/01/2035		473,000	467,712
8.46% due 12/18/2036	MXN	1,000,000	86,211
American Tower Corp.
3.00% due 08/15/2012		$175,000	371,000
7.125% due 10/15/2012		160,000	164,400
AT&T Broadband Corp.
8.375% due 03/15/2013		431,000	483,532
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		350,000	379,038
Centennial Communications Corp.
10.00% due 01/01/2013		525,000	546,000
10.125% due 06/15/2013		475,000	498,750
Cricket Communications, Inc.
9.375% due 11/01/2014		1,125,000	1,054,687
9.375% due 11/01/2014 (f)		475,000	445,312
MetroPCS Wireless, Inc.
9.25% due 11/01/2014		1,600,000	1,504,000
Rogers Wireless, Inc.
6.375% due 03/01/2014		520,000	535,682
7.50% due 03/15/2015		160,000	174,974
Telefonaktiebolaget LM Ericsson, EMTN
5.375% due 06/27/2017	EUR	80,000	107,814
Vodafone Group PLC
5.625% due 02/27/2017		$275,000	273,832

			7,478,897
Chemicals - 0.22%
E.I. Du Pont de Nemours & Company
5.60% due 12/15/2036		285,000	268,306
Hercules, Inc.
6.75% due 10/15/2029		250,000	240,625
Ineos Group Holdings PLC
8.50% due 02/15/2016 (f)		400,000	356,000
Koppers Holdings, Inc.
zero coupon, Step up to 9.875% on
11/15/2009 due 11/15/2014		650,000	546,000
Koppers, Inc.
9.875% due 10/15/2013		149,000	156,822
Lubrizol Corp.
4.625% due 10/01/2009		55,000	55,234
5.875% due 12/01/2008		180,000	180,884
Nalco Company
7.75% due 11/15/2011		225,000	227,813
Terra Capital, Inc., Series B
7.00% due 02/01/2017		325,000	317,688

			2,349,372
Coal - 0.13%
Alpha Natural Resources LLC
10.00% due 06/01/2012		500,000	528,750
Foundation PA Coal Company
7.25% due 08/01/2014		450,000	444,375
Peabody Energy Corp.
7.375% due 11/01/2016		375,000	384,375

			1,357,500

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Commercial Services - 0.26%
Aramak Services, Inc.
8.4113% due 02/01/2015 (b)		$1,675,000	$1,633,125
Aramark Corp.
5.00% due 06/01/2012		200,000	172,000
Mac-Gray Corp.
7.625% due 08/15/2015		525,000	511,875
Rental Service Corp.
9.50% due 12/01/2014		425,000	380,375
Rentokil Initial PLC, EMTN
4.625% due 03/27/2014	EUR	50,000	68,926

			2,766,301
Computers & Business Equipment - 0.11%
Cisco Systems, Inc.
5.25% due 02/22/2011		$200,000	205,052
Hewlett-Packard Company
5.25% due 03/01/2012		250,000	256,071
International Business Machines Corp., MTN
3.80% due 02/01/2008		155,000	154,894
Unisys Corp.
6.875% due 03/15/2010		225,000	213,187
8.00% due 10/15/2012		50,000	43,750
12.50% due 01/15/2016		275,000	279,125
Xerox Corp.
5.50% due 05/15/2012		35,000	35,581

			1,187,660
Construction & Mining Equipment - 0.01%
Terex Corp.
7.375% due 01/15/2014		100,000	101,250

Containers & Glass - 0.54%
AEP Industries, Inc.
7.875% due 03/15/2013		400,000	381,000
Ball Corp.
6.875% due 12/15/2012		625,000	634,375
Berry Plastics Holding Corp.
8.8656% due 09/15/2014 (b)		150,000	140,250
8.875% due 09/15/2014		650,000	617,500
10.25% due 03/01/2016		250,000	218,750
BWAY Corp.
10.00% due 10/15/2010		525,000	519,750
Clondalkin Acquisition BV
6.9906% due 12/15/2013 (b)(f)		275,000	259,875
Graphic Packaging International Corp.
8.50% due 08/15/2011		350,000	346,500
9.50% due 08/15/2013		50,000	49,375
Owens-Brockway Glass Container, Inc.
6.75% due 12/01/2014		525,000	522,375
8.25% due 05/15/2013		350,000	363,125
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (f)		375,000	375,000
Sealed Air Corp.
5.375% due 04/15/2008 (f)		200,000	199,886
Silgan Holdings, Inc.
6.75% due 11/15/2013		375,000	363,750
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017		375,000	362,344

The accompanying notes are an integral part of the financial statements.

140

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Containers & Glass (continued)
Smurfit-Stone Container Enterprises, Inc.
(continued)
8.375% due 07/01/2012	$400,000	$397,000
Stone Container Finance
7.375% due 07/15/2014	125,000	117,813

		5,868,668
Crude Petroleum & Natural Gas - 0.78%
Amerada Hess Corp.
7.375% due 10/01/2009	65,000	68,453
AmeriGas Partners LP
7.125% due 05/20/2016	25,000	24,250
7.25% due 05/20/2015	825,000	808,500
Atlantic Richfield Corp.
9.125% due 03/01/2011	95,000	107,644
Chaparral Energy, Inc.
8.50% due 12/01/2015	275,000	247,500
Chesapeake Energy Corp.
6.50% due 08/15/2017	1,355,000	1,307,575
6.875% due 11/15/2020	475,000	456,000
Compton Petroleum Finance Corp.
7.625% due 12/01/2013	600,000	558,000
Denbury Resources, Inc.
7.50% due 04/01/2013	225,000	227,250
7.50% due 12/15/2015	400,000	404,000
EnCana Corp.
4.60% due 08/15/2009	240,000	239,542
6.50% due 08/15/2034	40,000	40,960
Encore Acquisition Company
7.25% due 12/01/2017	525,000	500,063
Hess Corp.
6.65% due 08/15/2011	350,000	369,403
7.875% due 10/01/2029	359,000	424,918
Hilcorp Energy I LP
7.75% due 11/01/2015 (f)	675,000	663,187
OPTI Canada, Inc.
7.875% due 12/15/2014 (f)	515,000	503,413
8.25% due 12/15/2014 (f)	175,000	173,250
Petrobras International Finance Company
5.875% due 03/01/2018	270,000	268,515
PetroHawk Energy Corp.
9.125% due 07/15/2013	500,000	526,250
Southern Natural Gas Company
5.90% due 04/01/2017 (f)	98,000	96,390
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	400,000	375,000

		8,390,063

Diversified Financial Services - 0.04%
International Lease Finance Corp., MTN
5.30% due 05/01/2012	430,000	429,141

Domestic Oil - 0.43%
ConocoPhillips Company
5.30% due 04/15/2012	270,000	277,248
5.90% due 10/15/2032	150,000	153,538
Devon Financing Corp., ULC
6.875% due 09/30/2011	683,000	731,419

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Domestic Oil (continued)
Devon Financing Corp., ULC (continued)
7.875% due 09/30/2031		$335,000	$405,167
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015		220,000	215,280
5.15% due 09/01/2014		375,000	364,204
EOG Resources, Inc.
5.875% due 09/15/2017		195,000	199,920
Forest Oil Corp.
7.25% due 06/15/2019 (f)		700,000	703,500
8.00% due 12/15/2011		400,000	416,000
Marathon Oil Corp.
6.60% due 10/01/2037		80,000	83,417
Range Resources Corp.
6.375% due 03/15/2015		625,000	609,375
7.50% due 05/15/2016		25,000	25,500
7.50% due 10/01/2017		450,000	454,500

			4,639,068

Drugs & Health Care - 0.02%
Wyeth
5.95% due 04/01/2037		205,000	205,544
Educational Services - 0.14%
AAC Group Holding Corp.
zero coupon, Step up to 10.25% on
10/01/2008 due 10/01/2012		200,000	172,000
Education Management Corp.
10.25% due 06/01/2016		1,250,000	1,287,500

			1,459,500
Electrical Equipment - 0.05%
General Cable Corp.
7.125% due 04/01/2017		225,000	220,500
7.6056% due 04/01/2015 (b)		175,000	166,250
Schneider Electric SA, EMTN
4.50% due 01/17/2014	EUR	100,000	139,340

			526,090
Electrical Utilities - 1.26%
AES Corp.
8.875% due 02/15/2011		$300,000	312,750
9.375% due 09/15/2010		100,000	105,000
Alabama Power Company
5.22% due 08/25/2009 (b)		110,000	109,987
Alabama Power Company, Series 07-D
4.85% due 12/15/2012		300,000	297,556
AmerenUE
5.40% due 02/01/2016		285,000	280,707
Appalachian Power Company
6.375% due 04/01/2036		160,000	156,156
Baltimore Gas & Electric Company
5.90% due 10/01/2016		285,000	286,244
Black Hills Corp.
6.50% due 05/15/2013		225,000	225,423
CenterPoint Energy Transition Bond Company,
LLC, Series A-2
4.97% due 08/01/2014		150,000	151,483

The accompanying notes are an integral part of the financial statements.

141

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
CenterPoint Energy, Inc., Series B
5.875% due 06/01/2008		$95,000	$95,087
7.25% due 09/01/2010		175,000	185,440
CMS Energy Corp.
8.50% due 04/15/2011		25,000	26,930
Consumers Energy Company
5.80% due 09/15/2035		100,000	95,848
Dominion Resources, Inc.
4.125% due 02/15/2008		55,000	54,927
E.ON International Finance BV, EMTN
5.125% due 10/02/2012	EUR	90,000	132,014
Edison SpA, EMTN
5.125% due 12/10/2010		45,000	65,951
El Paso Electric Company
6.00% due 05/15/2035		$245,000	229,049
Elia System Operator SA
4.75% due 05/13/2014	EUR	61,000	87,903
Enbw International Finance BV, EMTN
5.875% due 02/28/2012		35,000	52,671
Energy Future Holdings Corp.
10.875% due 11/01/2017 (f)		$1,375,000	1,381,875
11.25% due 11/01/2017 (f)		1,225,000	1,240,313
Entergy Louisiana LLC
5.83% due 11/01/2010		30,000	29,934
Florida Power Corp.
6.35% due 09/15/2037		230,000	242,328
Illinois Power Company
6.125% due 11/15/2017 (f)		120,000	121,236
Jersey Central Power & Light Company
5.65% due 06/01/2017		410,000	401,672
Midamerican Energy Holdings
6.125% due 04/01/2036		210,000	209,500
Mirant Americas Generation LLC
8.30% due 05/01/2011		250,000	250,625
Monongahela Power Company
5.70% due 03/15/2017 (f)		265,000	261,548
National Grid PLC, EMTN
5.00% due 07/02/2018	EUR	12,000	16,393
National Power Corp.
6.875% due 11/02/2016		$100,000	101,458
9.265% due 08/23/2011 (b)(f)		150,000	162,690
Nevada Power Company
5.875% due 01/15/2015		40,000	39,752
Nevada Power Company, Series R
6.75% due 07/01/2037		245,000	253,255
Orion Power Holdings, Inc.
12.00% due 05/01/2010		550,000	599,500
Pacific Gas & Electric Company
3.60% due 03/01/2009		380,000	375,891
4.80% due 03/01/2014		225,000	218,748
6.05% due 03/01/2034		45,000	44,925
PPL Capital Funding, Inc.
4.33% due 03/01/2009		75,000	74,453
Reliant Energy, Inc.
6.75% due 12/15/2014		700,000	701,750

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Scottish Power UK PLC
8.375% due 02/20/2017	GBP	38,000	$89,470
Sierra Pacific Resources
7.803% due 06/15/2012		$125,000	130,420
8.625% due 03/15/2014		475,000	507,553
Southern California Edison Company
4.65% due 04/01/2015		345,000	331,552
Southern Company., Series A
5.30% due 01/15/2012		95,000	96,724
Tampa Electric Company
6.15% due 05/15/2037		235,000	229,919
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (f)		855,000	867,953
Texas Competitive Electric Holdings Company LLC
10.25% due 11/01/2015 (f)		400,000	396,000
Tri-State Generation & Transmission Association
6.04% due 01/31/2018 (f)		87,647	88,805
Vattenfall Treasury AB, EMTN
6.00% due 04/03/2009	EUR	30,000	44,574
Virginia Electric and Power Company
4.50% due 12/15/2010		$230,000	229,192
5.10% due 11/30/2012		220,000	220,946
Virginia Electric and Power Company, Series A
6.00% due 05/15/2037		305,000	298,303
West Penn Power Company
5.95% due 12/15/2017 (f)		225,000	226,097
Westar Energy, Inc.
5.10% due 07/15/2020		155,000	144,982
Xcel Energy, Inc.
7.00% due 12/01/2010		25,000	26,317

			13,607,779

Electronics - 0.15%
Celestica, Inc.
7.875% due 07/01/2011		450,000	433,125
Flextronics International, Ltd.
6.50% due 05/15/2013		200,000	194,000
L-3 Communications Corp., Series B
6.375% due 10/15/2015		825,000	812,625
Sanmina-SCI Corp.
7.7406% due 06/15/2010 (b)(f)		194,000	193,515

			1,633,265

Energy - 1.08%
Baker Hughes, Inc.
6.00% due 02/15/2009		295,000	299,426
Cimarex Energy Company
7.125% due 05/01/2017		400,000	393,000
Copano Energy LLC
8.125% due 03/01/2016		600,000	604,500
Duke Capital LLC
6.25% due 02/15/2013		150,000	155,501
Duke Capital LLC, Series B
6.75% due 07/15/2018		80,000	84,283
Dynegy Holdings, Inc.
7.75% due 06/01/2019		1,800,000	1,660,500

The accompanying notes are an integral part of the financial statements.

142

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Energy (continued)
Enbridge, Inc.
5.60% due 04/01/2017		$205,000	$198,746
Encore Acquisition Company
6.25% due 04/15/2014		300,000	278,250
Enterprise Products Operating LP
4.95% due 06/01/2010		490,000	490,326
6.30% due 09/15/2017		210,000	214,863
Ferrellgas Partners LP
8.75% due 06/15/2012		725,000	744,937
Florida Power & Light Company
6.20% due 06/01/2036		110,000	115,107
Gaz Capital for Gazprom
7.288% due 08/16/2037		840,000	852,550
Mirant North America LLC
7.375% due 12/31/2013		350,000	350,875
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008		40,000	40,797
Northwest Pipeline Corp.
5.95% due 04/15/2017		60,000	58,725
NRG Energy, Inc.
7.25% due 02/01/2014		375,000	365,625
7.375% due 02/01/2016		2,380,000	2,320,500
Plains Exploration & Production Company
7.00% due 03/15/2017		650,000	621,562
Progress Energy, Inc.
5.625% due 01/15/2016		380,000	379,773
Reliant Energy, Inc.
7.625% due 06/15/2014		425,000	420,750
7.875% due 12/31/2017		225,000	222,750
Sempra Energy
7.95% due 03/01/2010		100,000	106,846
Valero Energy Corp.
6.125% due 06/15/2017		520,000	528,458
Venoco, Inc.
8.75% due 12/15/2011		75,000	74,250
XTO Energy, Inc.
6.75% due 08/01/2037		150,000	160,895

			11,743,795
Financial Services - 3.09%
AGFC Capital Trust I
6.00% due 01/15/2067 (b)(f)		200,000	181,371
AGY Holding Corp.
11.00% due 11/15/2014 (f)		250,000	242,500
Altria Finance Cayman Islands, Ltd.
5.625% due 06/24/2008	EUR	50,000	73,124
American Express Credit Corp., EMTN
3.625% due 10/13/2009		53,000	76,139
American General Finance Corp., MTNI
5.40% due 12/01/2015		$220,000	202,880
American Honda Finance Corp.
4.50% due 05/26/2009 (f)		335,000	335,701
Arch Western Finance LLC
6.75% due 07/01/2013		450,000	436,500
Bank Nederlandse Gemeenten, EMTN
4.625% due 09/13/2012	EUR	950,000	1,397,523

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Financial Services (continued)
BAT International Finance PLC, EMTN
5.375% due 06/29/2017	EUR	80,000	$112,417
BHP Billiton Finance, Ltd.
5.40% due 03/29/2017		$178,000	171,198
Boeing Capital Corp., Ltd.
7.375% due 09/27/2010		365,000	391,843
Canada Housing Trust
4.80% due 06/15/2012	CAD	920,000	956,271
Capital One Capital IV
6.745% due 02/17/2037 (b)		$425,000	316,041
Caterpillar Financial Services Corp.
4.50% due 06/15/2009		125,000	125,045
Caterpillar Financial Services Corp., MTN
5.85% due 09/01/2017		170,000	174,861
Caterpillar Financial Services Corp., Series F
4.50% due 09/01/2008		120,000	119,665
Chukchansi Economic Development Authority
8.2375% due 11/15/2012 (b)(f)		125,000	121,875
CIT Group, Inc.
7.625% due 11/30/2012		155,000	157,109
CIT Group, Inc., MTN
5.0188% due 08/15/2008 (b)		100,000	99,216
CIT Group, Inc., MTNG
4.25% due 09/22/2011	EUR	50,000	64,055
Citigroup, Inc.
3.625% due 02/09/2009		$110,000	108,525
3.875% due 05/21/2010	EUR	74,000	105,551
4.75% due 02/10/2019 (b)		55,000	74,572
5.00% due 09/15/2014		$485,000	462,129
5.50% due 08/27/2012		225,000	229,465
5.85% due 07/02/2013		590,000	607,404
Citigroup, Inc., EMTN
3.50% due 08/05/2015	EUR	60,000	76,957
Countrywide Financial Corp.
4.50% due 06/15/2010		$145,000	105,362
Countrywide Home Loans, Inc., MTN
4.125% due 09/15/2009		530,000	388,765
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010		300,000	303,800
Credit Suisse USA, Inc.
5.50% due 08/16/2011		170,000	174,679
ERP Operating LP
3.85% due 08/15/2026		13,000	12,415
Ford Motor Credit Company
5.80% due 01/12/2009		280,000	265,775
6.8125% due 01/15/2010 (b)		85,000	77,409
7.375% due 10/28/2009		465,000	437,679
9.6925% due 04/15/2012 (b)		1,775,000	1,745,485
Franklin Resources, Inc.
3.70% due 04/15/2008		60,000	59,858
Fund American Companies, Inc.
5.875% due 05/15/2013		185,000	185,399
GATX Financial Corp.
5.50% due 02/15/2012		285,000	278,057
GE Capital European Funding, EMTN
3.50% due 02/14/2013	EUR	163,000	221,823

The accompanying notes are an integral part of the financial statements.

143

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Financial Services (continued)
GE Capital UK Funding, EMTN
5.625% due 12/12/2014	GBP	145,000	$285,496
General Electric Capital Corp.
4.625% due 09/15/2066 (b)	EUR	130,000	169,897
6.125% due 02/22/2011		$190,000	198,614
General Electric Capital Corp., MTN
5.24% due 10/19/2012		450,000	460,233
5.625% due 09/15/2017		335,000	343,702
General Electric Capital Corp., Series A
5.875% due 02/15/2012		500,000	520,952
General Electric Capital Corp., Series A, MTN
6.00% due 06/15/2012		680,000	712,870
General Motors Acceptance Corp.
5.625% due 05/15/2009		376,000	354,743
6.875% due 08/28/2012		375,000	314,236
6.875% due 09/15/2011		325,000	278,036
7.25% due 03/02/2011		400,000	350,616
GIE Suez Alliance, EMTN
5.125% due 06/24/2015	EUR	75,000	109,364
GMAC LLC, EMTN
5.75% due 09/27/2010		40,000	50,032
Goldman Sachs Group LP
4.50% due 06/15/2010		$250,000	249,178
Goldman Sachs Group, Inc.
3.75% due 02/04/2013	EUR	75,000	100,857
4.125% due 01/15/2008		$100,000	99,964
6.345% due 02/15/2034		271,000	244,746
6.60% due 01/15/2012		150,000	158,700
6.75% due 10/01/2037		550,000	545,893
GTB Finance BV
8.50% due 01/29/2012		250,000	238,750
Hartford Financial Services Group, Inc.
5.25% due 10/15/2011		260,000	263,524
5.375% due 03/15/2017		255,000	246,406
HBOS PLC
5.92% due 09/29/2049 (b)(f)		400,000	348,890
Hexion U.S. Finance Corp/Hexion Nova Scotia
Finance ULC
9.3687% due 11/15/2014 (b)		225,000	229,500
9.75% due 11/15/2014		450,000	486,000
HSBC Finance Corp.
4.125% due 11/16/2009		150,000	148,282
HSBC USA, Inc.
4.625% due 04/01/2014		100,000	95,829
International Lease Finance Corp., EMTN
4.125% due 10/09/2008	EUR	66,000	95,866
International Lease Finance Corp., MTN
5.45% due 03/24/2011		$210,000	211,627
iPayment Investors LP
11.625% due 07/15/2014 (b)(f)		368,248	386,660
iPayment, Inc.
9.75% due 05/15/2014		425,000	397,375
Jefferies Group, Inc.
5.875% due 06/08/2014		176,000	177,026
6.25% due 01/15/2036		245,000	218,997

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Financial Services (continued)
John Deere Capital Corp.
3.90% due 01/15/2008		$75,000	$74,974
John Deere Capital Corp., MTN
4.95% due 12/17/2012		1,030,000	1,040,906
5.50% due 04/13/2017		140,000	141,101
John Deere Capital Corp., MTND
4.375% due 03/14/2008		100,000	99,862
JP Morgan Chase & Company
6.25% due 01/15/2009		335,000	339,900
JP Morgan Chase & Company, EMTN
4.25% due 06/09/2011	EUR	38,000	54,134
4.375% due 11/12/2019 (b)		150,000	198,184
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036		$110,000	104,484
JP Morgan Chase Capital XXII, Series V
6.45% due 02/02/2037		195,000	173,587
JSG Funding PLC
7.75% due 04/01/2015		250,000	237,500
KAR Holdings, Inc.
8.9113% due 05/01/2014 (b)(f)		250,000	226,875
10.00% due 05/01/2015 (f)		675,000	602,438
Lehman Brothers Holdings, Inc., EMTN
4.625% due 03/14/2019 (b)	EUR	150,000	190,120
Lehman Brothers Holdings, Inc., MTN
6.75% due 12/28/2017		$70,000	72,149
Lehman Brothers Holdings, Inc., MTNG
3.95% due 11/10/2009		300,000	292,419
Local TV Finance LLC
9.25% due 06/15/2015 (f)		200,000	191,000
Lukoil International Finance BV
6.656% due 06/07/2022		125,000	116,719
Mangrove Bay Pass Through Trust
6.102% due 07/15/2033 (b)(f)		200,000	179,582
MBNA America Bank NA, EMTN
4.625% due 08/03/2009		250,000	249,924
MBNA Europe Funding PLC, EMTN
4.50% due 01/23/2009	EUR	32,000	46,721
Mellon Funding Corp.
6.375% due 11/08/2011	GBP	143,000	291,596
Merrill Lynch & Company, Inc., EMTN
4.625% due 10/02/2013	EUR	62,000	83,658
Merrill Lynch & Company, Inc., Series CPI
5.46% due 03/02/2009 (b)		$130,000	125,652
Metropolitan Life Global Funding
5.125% due 11/09/2011 (f)		435,000	446,507
Mitsubishi UFJ Financial Group, Inc., Capital
Finance 1, Ltd.
6.346% due 07/25/2016 (b)		200,000	189,427
Mizuho Capital Investment 1, Ltd.
5.02% due 06/29/2049 (b)	EUR	50,000	67,190
6.686% due 12/31/2049 (b)(f)		$120,000	112,276
Morgan Stanley
4.00% due 01/15/2010		300,000	294,995
Morgan Stanley, GMTN
5.125% due 11/30/2015	GBP	100,000	181,357

The accompanying notes are an integral part of the financial statements.

144

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008		$170,000	$169,708
4.375% due 10/01/2010		100,000	99,731
Nationwide Building Society, EMTN
3.375% due 08/17/2015 (b)	EUR	53,000	72,204
Nell AF SARL
8.375% due 08/15/2015 (f)		$75,000	60,562
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013		600,000	594,750
Nexstar Finance, Inc.
7.00% due 01/15/2014		275,000	256,094
Nisource Finance Corp.
5.585% due 11/23/2009 (b)		120,000	118,841
Nissan Motor Acceptance Corp.
4.625% due 03/08/2010 (f)		100,000	100,914
Nuveen Investments, Inc.
10.50% due 11/15/2015 (f)		425,000	423,406
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015		600,000	414,000
PNC Funding Corp.
4.20% due 03/10/2008		250,000	249,627
RBS Global, Inc.
9.50% due 08/01/2014		1,025,000	1,014,750
11.75% due 08/01/2016		100,000	97,750
Red Arrow International Leasing PLC
8.375% due 06/30/2012	RUB	1,769,201	72,369
RWE Finance BV, EMTN
5.375% due 04/18/2008	EUR	30,000	43,918
6.375% due 06/03/2013	GBP	160,000	328,441
SLM Corp., Series CPI
5.425% due 04/01/2009 (b)		$315,000	291,375
Sovereign Capital Trust VI
7.908% due 06/13/2036		230,000	222,330
Stallion Oilfield Finance Service Corp.
9.75% due 02/01/2015 (f)		75,000	69,000
Sun Life Financial Global Funding LP
4.9787% due 10/06/2013 (b)(f)		250,000	250,509
Teco Finance, Inc.
6.572% due 11/01/2017 (f)		35,000	35,588
7.00% due 05/01/2012 (f)		50,000	52,735
Torchmark Corp.
6.375% due 06/15/2016		220,000	227,159
Toyota Motor Credit Corp.
2.875% due 08/01/2008		215,000	212,165
UBS AG/Jersey, EMTN
4.50% due 09/16/2019 (b)	EUR	140,000	191,300
UCI Holdco, Inc.
12.4906% due 12/15/2013		$366,754	346,583
USI Holdings Corp.
8.7437% due 11/15/2014 (f)		250,000	213,750

			33,424,100

Food & Beverages - 0.26%
B&G Foods, Inc.
8.00% due 10/01/2011		475,000	465,500

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Food & Beverages (continued)
Casino Guichard Perrachon SA, EMTN
4.875% due 04/10/2014	EUR	100,000	$138,571
Del Monte Corp.
8.625% due 12/15/2012		$450,000	453,375
General Mills, Inc., MTN
6.378% due 10/15/2008		225,000	226,924
McCormick & Company, Inc.
5.20% due 12/15/2015		85,000	81,788
5.80% due 07/15/2011		120,000	124,711
McCormick & Company, Inc., MTN
3.35% due 04/15/2009		95,000	94,426
McDonald’s Corp.
5.30% due 03/15/2017		205,000	204,393
Panamerican Beverages, Inc.
7.25% due 07/01/2009		30,000	31,184
PepsiAmericas, Inc.
4.875% due 01/15/2015		45,000	44,229
SABMiller PLC
6.20% due 07/01/2011 (f)		590,000	617,234
Tesco PLC, EMTN
5.50% due 12/13/2019	GBP	110,000	213,472
William Wrigley Jr. Company
4.65% due 07/15/2015		$50,000	48,133
YUM Brands, Inc.
7.65% due 05/15/2008		100,000	100,946

			2,844,886

Forest Products - 0.04%
Verso Paper Holdings LLC and Verson Paper Inc,
Series B
8.6613% due 08/01/2014 (b)		375,000	365,625
Weyerhaeuser Company
7.375% due 03/15/2032		85,000	85,301

			450,926

Gas & Pipeline Utilities - 0.44%
Atmos Energy Corp.
4.00% due 10/15/2009		190,000	187,218
5.95% due 10/15/2034		35,000	31,501
Boardwalk Pipelines LLC
5.50% due 02/01/2017		85,000	84,219
Colorado Interstate Gas Company
5.95% due 03/15/2015		125,000	123,664
Duke Capital LLC
7.50% due 10/01/2009		110,000	114,669
Dynegy Holdings, Inc.
7.50% due 06/01/2015		575,000	537,625
El Paso Natural Gas Company
5.95% due 04/15/2017		98,000	96,727
Kinder Morgan Finance Company, ULC
5.70% due 01/05/2016		440,000	398,288
Kinder Morgan, Inc.
6.50% due 09/01/2012		170,000	168,980
National Gas Company
6.05% due 01/15/2036 (f)		100,000	95,065
National Gas Company of Trinidad & Tobago, Ltd.
6.05% due 01/15/2036		100,000	96,326

The accompanying notes are an integral part of the financial statements.

145

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
Panhandle Eastern Pipe Line Company
4.80% due 08/15/2008	$135,000	$134,377
Piedmont Natural Gas Company
6.00% due 12/19/2033	10,000	9,642
Praxair, Inc.
5.20% due 03/15/2017	205,000	204,096
6.50% due 03/01/2008	100,000	100,276
Sabine Pass LNG LP
7.50% due 11/30/2016	415,000	396,325
Southern California Gas Company
5.75% due 11/15/2035	305,000	295,435
Sunoco, Inc.
4.875% due 10/15/2014	25,000	24,186
5.75% due 01/15/2017	240,000	238,495
Williams Companies, Inc.
7.75% due 06/15/2031	550,000	602,250
8.125% due 03/15/2012	630,000	685,912
8.75% due 03/15/2032	25,000	30,563
Williams Companies, Inc., Series A
7.50% due 01/15/2031	125,000	134,375

		4,790,214

Healthcare Products - 0.15%
Bausch & Lomb, Inc.
9.875% due 11/01/2015 (f)	550,000	558,250
Invacare Corp.
9.75% due 02/15/2015	325,000	329,062
Medtronic, Inc., Series B
4.375% due 09/15/2010	125,000	125,282
4.75% due 09/15/2015	285,000	275,016
Universal Hospital Services, Inc.
8.2875% due 06/01/2015 (b)	200,000	200,000
8.50% due 06/01/2015	100,000	101,000

		1,588,610

Healthcare Services - 0.30%
Cardinal Health, Inc.
5.4988% due 10/02/2009 (f)	250,000	250,403
Centene Corp.
7.25% due 04/01/2014	225,000	219,375
CRC Health Corp.
10.75% due 02/01/2016	100,000	102,500
DaVita, Inc.
6.625% due 03/15/2013	275,000	273,625
7.25% due 03/15/2015	625,000	626,563
United Surgical Partners International, Inc.
9.25% due 05/01/2017	275,000	268,125
UnitedHealth Group, Inc.
5.375% due 03/15/2016	335,000	328,347
US Oncology, Inc.
9.00% due 08/15/2012	25,000	24,656
10.75% due 08/15/2014	200,000	197,500
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	575,000	553,437
WellPoint, Inc.
4.25% due 12/15/2009	35,000	34,594

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Healthcare Services (continued)
WellPoint, Inc. (continued)
5.00% due 01/15/2011		$360,000	$360,519

			3,239,644

Holdings Companies/Conglomerates - 0.10%
ERP Operating LP
5.25% due 09/15/2014		190,000	181,033
Hutchison Whampoa Finance, Ltd.
5.875% due 07/08/2013	EUR	58,000	85,573
Visant Corp.
7.625% due 10/01/2012		$300,000	301,500
Visant Holding Corp.
zero coupon, Step up to 10.25% on
12/01/2008 due 12/01/2013		525,000	490,875

			1,058,981

Homebuilders - 0.13%
Centex Corp.
4.55% due 11/01/2010		145,000	129,133
5.45% due 08/15/2012		235,000	206,696
D.R. Horton, Inc.
4.875% due 01/15/2010		65,000	59,561
6.50% due 04/15/2016		245,000	212,568
Lennar Corp., Series B
5.60% due 05/31/2015		390,000	297,189
5.95% due 10/17/2011		25,000	21,034
MDC Holdings, Inc., MTN
5.375% due 12/15/2014		55,000	52,133
NVR, Inc.
5.00% due 06/15/2010		100,000	100,296
Pulte Homes, Inc.
4.875% due 07/15/2009		65,000	60,199
5.20% due 02/15/2015		310,000	256,419
Ryland Group, Inc.
5.375% due 01/15/2015		15,000	13,446

			1,408,674

Hotels & Restaurants - 0.18%
Harrah’s Operating Company, Inc.
5.50% due 07/01/2010		865,900	805,287
O’Charleys, Inc.
9.00% due 11/01/2013		225,000	216,563
OSI Restaurant Partners, Inc.
7.125% due 05/15/2015 (f)		766,753	559,730
Real Mex Restaurants, Inc.
10.00% due 04/01/2010		150,000	144,000
Restaurant Company
10.00% due 10/01/2013		250,000	179,375

			1,904,955

Household Appliances - 0.01%
Whirlpool Corp.
6.125% due 06/15/2011		135,000	140,592

Household Products - 0.07%
Simmons Bedding Company
7.875% due 01/15/2014		300,000	277,500
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015		475,000	437,594

The accompanying notes are an integral part of the financial statements.

146

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Household Products (continued)
Yankee Acquisition Corp., Series B (continued)
9.75% due 02/15/2017		$75,000	$68,625

			783,719

Industrial Machinery - 0.04%
Stewart & Stevenson LLC
10.00% due 07/15/2014		375,000	376,875

Industrials - 0.02%
WCA Waste Corp.
9.25% due 06/15/2014		200,000	203,500

Insurance - 0.55%
ACE INA Holdings, Inc.
5.70% due 02/15/2017		255,000	252,705
5.875% due 06/15/2014		130,000	133,143
Alliant Holdings I, Inc.
11.00% due 05/01/2015 (f)		175,000	166,250
Allstate Life Funding LLC, EMTN
6.375% due 01/17/2011	GBP	47,000	95,036
American International Group, Inc., Series A3
4.875% due 03/15/2067 (b)	EUR	150,000	191,200
ASIF II, EMTN
5.625% due 02/01/2012	GBP	167,000	326,794
Genworth Financial, Inc.
5.75% due 06/15/2014		$360,000	361,309
6.15% due 11/15/2066 (b)		153,000	139,008
Highmark, Inc.
6.80% due 08/15/2013 (f)		185,000	202,736
HUB International Holdings, Inc.
9.00% due 12/15/2014 (f)		825,000	736,313
10.25% due 06/15/2015 (f)		525,000	446,250
Lincoln National Corp.
6.05% due 04/20/2067 (b)		145,000	135,366
Monumental Global Funding, Ltd., EMTN
5.375% due 03/13/2009	EUR	38,000	55,911
Muenchener Rueckversicherungs AG
5.767% due 06/29/2049 (b)		100,000	137,330
Nationwide Mutual Insurance Company
6.60% due 04/15/2034 (f)		$110,000	108,500
New York Life Global Funding
4.625% due 08/16/2010 (f)		215,000	215,463
New York Life Global Funding, EMTN
4.375% due 01/19/2017	EUR	100,000	138,747
NLV Financial Corp.
7.50% due 08/15/2033 (f)		$265,000	282,215
Ohio National Financial Services, Inc.
6.35% due 04/01/2013 (f)		15,000	16,155
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	87,000	165,490
5.50% due 05/14/2009	EUR	38,000	55,586
Principal Financial Group, Inc.
6.05% due 10/15/2036		$180,000	171,288
Principal Life Global Funding I
5.25% due 01/15/2013 (f)		160,000	164,370
Principal Life Income Funding Trusts
5.20% due 11/15/2010		35,000	35,758

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Insurance (continued)
Principal Financial Global Funding LLC, EMTN
4.50% due 01/22/2009	EUR	38,000	$55,325
Prudential Funding LLC, MTN
6.60% due 05/15/2008 (f)		$150,000	150,557
RLI Corp.
5.95% due 01/15/2014		15,000	14,294
Security Benefit Life Insurance Company
7.45% due 10/01/2033 (f)		80,000	83,646
Transatlantic Holdings, Inc.
5.75% due 12/14/2015		150,000	155,855
Travelers Property Casualty Corp.
3.75% due 03/15/2008		35,000	34,886

Travelers Insurance Company Institutional Funding, Ltd.
5.75% due 12/06/2011	GBP	167,000	333,239
USI Holdings Corp.
9.75% due 05/15/2015 (f)		$225,000	181,125
Willis North America, Inc.
6.20% due 03/28/2017		195,000	194,571

			5,936,421

International Oil - 0.34%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033		65,000	66,129
Gaz Capital for Gazprom
8.625% due 04/28/2034		165,000	206,250
Newfield Exploration Company
6.625% due 09/01/2014		30,000	29,700
Pemex Project Funding Master Trust
5.75% due 03/01/2018		250,000	236,700
6.25% due 08/05/2013	EUR	150,000	225,319
6.2906% due 06/15/2010 (b)(f)		$345,000	349,830
Petro-Canada
5.95% due 05/15/2035		235,000	226,627
Petroleos de Venezuela SA
5.25% due 04/12/2017		1,005,000	713,550
5.375% due 04/12/2027		1,050,000	636,300
PF Export Receivables Master Trust
6.436% due 06/01/2015 (f)		54,468	54,923
Transocean, Inc.
5.25% due 03/15/2013		265,000	265,870
5.3406% due 09/05/2008 (b)		250,000	248,753
XTO Energy, Inc.
5.65% due 04/01/2016		240,000	241,705
YPF SA, MTNC
10.00% due 11/02/2028		195,000	222,300

			3,723,956

Investment Companies - 0.06%
BES Finance, Ltd., EMTN
6.25% due 05/17/2011	EUR	60,000	90,319
Credit Suisse Guernsey, Ltd.
5.86% due 05/29/2049 (b)		$300,000	268,559
Xstrata Finance Canada, Ltd.
5.50% due 11/16/2011 (f)		180,000	183,121

The accompanying notes are an integral part of the financial statements.

147

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Investment Companies (continued)
Xstrata Finance Canada, Ltd., EMTN
5.25% due 06/13/2017	EUR	80,000	$109,246

			651,245

Leisure Time - 0.47%
AMC Entertainment, Inc.
11.00% due 02/01/2016		$175,000	184,188
Festival Fun Parks LLC
10.875% due 04/15/2014		100,000	108,000
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (f)		300,000	260,250
International Speedway Corp.
4.20% due 04/15/2009		80,000	79,617
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (f)		175,000	175,875
Lottomatica SpA
4.80% due 12/22/2008	EUR	30,000	43,558
MGM Mirage, Inc.
6.00% due 10/01/2009		$275,000	273,625
8.50% due 09/15/2010		325,000	337,187
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012		200,000	188,000
9.75% due 04/01/2010		125,000	125,000
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012		100,000	101,000
Pokagon Gaming Authority
10.375% due 06/15/2014 (f)		650,000	698,750
Royal Caribbean Cruises, Ltd.
7.00% due 06/15/2013		100,000	98,582
Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015 (f)		550,000	533,500
Speedway Motorsports, Inc.
6.75% due 06/01/2013		380,000	374,300
Travelport LLC
9.7487% due 09/01/2014 (b)		75,000	72,563
11.875% due 09/01/2016		575,000	613,094
Wynn Las Vegas LLC
6.625% due 12/01/2014		875,000	859,687

			5,126,776

Liquor - 0.00%
Anheuser-Busch Companies, Inc.
5.50% due 01/15/2018		40,000	40,835

Manufacturing - 0.29%
3M Company, MTN
5.125% due 11/06/2009		95,000	97,042
5.70% due 03/15/2037		225,000	229,502
Cooper US, Inc.
6.10% due 07/01/2017		210,000	223,855
General Dynamics Corp.
4.50% due 08/15/2010		315,000	317,320
General Electric Company
5.25% due 12/06/2017		255,000	254,456
Harland Clarke Holdings Corp.
9.6187% due 05/15/2015 (b)		250,000	209,375
Procter & Gamble Company
4.95% due 08/15/2014		370,000	374,941

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Manufacturing (continued)
Rafaella Apparel Group, Inc., Series B
11.25% due 06/15/2011	$224,000	$206,080
Sally Holdings LLC
9.25% due 11/15/2014	400,000	396,000
SPX Corp.
7.625% due 12/15/2014 (f)	300,000	306,000
Susser Holdings LLC
10.625% due 12/15/2013	123,000	127,305
Trinity Industries, Inc.
6.50% due 03/15/2014	375,000	368,437

		3,110,313

Medical-Hospitals - 0.49%
Community Health Systems, Inc.
8.875% due 07/15/2015	2,225,000	2,266,719
HCA, Inc.
9.25% due 11/15/2016	2,275,000	2,388,750
9.625% due 11/15/2016	175,000	185,063
Health Management Associates, Inc.
6.125% due 04/15/2016	525,000	455,120

		5,295,652

Metal & Metal Products - 0.12%
Clarendon Alumina Production, Ltd.
8.50% due 11/16/2021	100,000	103,750
Gibraltar Industries, Inc., Series B
8.00% due 12/01/2015	675,000	607,500
Hawk Corp.
8.75% due 11/01/2014	300,000	304,500
PNA Group, Inc.
10.75% due 09/01/2016	175,000	164,500
Steel Dynamics, Inc.
6.75% due 04/01/2015 (f)	140,000	135,100

		1,315,350

Mining - 0.44%
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	525,000	556,500
8.375% due 04/01/2017	2,805,000	3,008,362
Placer Dome, Inc.
6.45% due 10/15/2035	310,000	313,497
Rio Tinto Finance USA, Ltd.
2.625% due 09/30/2008	135,000	132,634
Vale Overseas, Ltd.
6.25% due 01/23/2017	480,000	481,490
6.875% due 11/21/2036	250,000	252,903

		4,745,386

Office Furnishings & Supplies - 0.04%
ACCO Brands Corp.
7.625% due 08/15/2015	150,000	133,875
Interface, Inc.
10.375% due 02/01/2010	275,000	288,062

		421,937

Paper - 0.36%
Boise Cascade LLC
7.125% due 10/15/2014	530,000	512,775

The accompanying notes are an integral part of the financial statements.

148

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Paper (continued)
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013		$70,000	$68,428
8.625% due 08/15/2010		180,000	196,501
Domtar Corp.
5.375% due 12/01/2013		150,000	135,375
7.125% due 08/15/2015		475,000	465,500
9.50% due 08/01/2016		50,000	53,313
Georgia-Pacific Corp.
7.00% due 01/15/2015 (f)		525,000	510,562
7.125% due 01/15/2017 (f)		450,000	437,625
8.125% due 05/15/2011		300,000	304,500
Jefferson Smurfit Corp.
8.25% due 10/01/2012		150,000	147,750
NewPage Corp.
10.00% due 05/01/2012 (f)		275,000	277,750
10.00% due 05/01/2012		175,000	175,875
12.00% due 05/01/2013		600,000	619,500

			3,905,454

Petroleum Services - 0.22%
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015		100,000	101,250
7.75% due 05/15/2017		600,000	606,000
Complete Production Services, Inc.
8.00% due 12/15/2016		425,000	411,187
EnCana Corp.
5.90% due 12/01/2017		305,000	312,007
Gaz Capital for Gazprom, EMTN
4.56% due 12/09/2012	EUR	150,000	200,294
Halliburton Company
5.50% due 10/15/2010		$420,000	431,740
Key Energy Services, Inc.
8.375% due 12/01/2014 (f)		225,000	230,062
Premcor Refining Group, Inc.
6.75% due 02/01/2011		110,000	116,760

			2,409,300

Pharmaceuticals - 0.13%
Aventis SA, EMTN
4.25% due 09/15/2010	EUR	54,000	77,925
Eli Lilly & Company
5.55% due 03/15/2037		$205,000	198,592
Hospira, Inc.
4.95% due 06/15/2009		70,000	70,221
Johnson & Johnson
4.75% due 11/06/2019	EUR	50,000	71,290
Omnicare, Inc.
6.75% due 12/15/2013		$300,000	282,000
6.875% due 12/15/2015		425,000	395,250
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016		320,000	316,220

			1,411,498

Publishing - 0.40%
Bertelsmann AG
4.75% due 09/26/2016	EUR	90,000	122,798

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Publishing (continued)
Haights Cross Operating Company
11.75% due 08/15/2011	$275,000	$280,156
Idearc, Inc.
8.00% due 11/15/2016	2,105,000	1,931,338
Medianews Group, Inc.
6.375% due 04/01/2014	150,000	90,000
6.875% due 10/01/2013	275,000	171,875
Nielsen Finance LLC
10.00% due 08/01/2014	200,000	204,500
Quebecor World Capital Corp.
6.125% due 11/15/2013	300,000	233,625
Quebecor World, Inc.
9.75% due 01/15/2015 (f)	350,000	262,937
Sun Media Corp.
7.625% due 02/15/2013	225,000	219,094
TL Acquisitions, Inc.
zero coupon, Step up to 13.25% on
07/15/2009 due 07/15/2015 (b)(f)	525,000	415,406
Valassis Communications, Inc.
8.25% due 03/01/2015	475,000	423,344

		4,355,073

Railroads & Equipment - 0.15%
American Railcar Industries, Inc.
7.50% due 03/01/2014	625,000	590,625
Canadian National Railway Company
6.25% due 08/01/2034	184,000	185,611
Greenbrier Companies, Inc.
8.375% due 05/15/2015	425,000	405,875
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	100,000	104,750
Norfolk Southern Corp.
5.59% due 05/17/2025	25,000	23,165
6.00% due 04/30/2008	200,000	200,703
7.25% due 02/15/2031	30,000	33,203
Union Pacific Corp.
3.875% due 02/15/2009	125,000	123,934

		1,667,866

Real Estate - 0.39%
AMB Property LP, MTN
5.90% due 08/15/2013	40,000	41,182
AvalonBay Communities, Inc., MTN
6.625% due 09/15/2011	255,000	266,333
AvalonBay Communities, Inc., REIT
4.95% due 03/15/2013	55,000	53,111
6.125% due 11/01/2012	175,000	179,381
BF Saul, REIT
7.50% due 03/01/2014	150,000	138,000
Camden Property Trust, REIT
4.375% due 01/15/2010	80,000	78,013
Developers Diversified Realty Corp., REIT
3.875% due 01/30/2009	25,000	24,428
Federal Realty Investment Trust
6.00% due 07/15/2012	155,000	159,084

The accompanying notes are an integral part of the financial statements.

149

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Real Estate (continued)
Felcor Lodging LP, REIT
8.50% due 06/01/2011	$250,000	$260,625
Hospitality Properties Trust
5.625% due 03/15/2017	255,000	235,973
Host Marriott LP, REIT
7.125% due 11/01/2013	250,000	251,875
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	975,000	960,375
Kimco Realty Corp., MTN, REIT
4.904% due 02/18/2015	55,000	50,767
Reckson Operating Partnership, REIT
6.00% due 03/31/2016	200,000	186,677
Regency Centers LP, REIT
5.875% due 06/15/2017	120,000	115,961
Simon Property Group LP, REIT
4.60% due 06/15/2010	125,000	124,258
5.75% due 12/01/2015	340,000	330,226
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016	740,000	725,200
Vornado Realty LP, REIT
4.50% due 08/15/2009	35,000	34,877

		4,216,346

Retail - 0.25%
Bon-Ton Stores, Inc.
10.25% due 03/15/2014	425,000	320,875
Costco Wholesale Corp.
5.30% due 03/15/2012	175,000	179,615
Federated Retail Holdings, Inc.
5.35% due 03/15/2012	185,000	180,245
Ferrellgas Escrow LLC
6.75% due 05/01/2014	225,000	220,781
Home Depot, Inc.
3.75% due 09/15/2009	100,000	98,182
5.20% due 03/01/2011	165,000	164,139
5.40% due 03/01/2016	220,000	208,439
JC Penney Company, Inc.
7.375% due 08/15/2008	95,000	96,104
Leslie’s Poolmart
7.75% due 02/01/2013	275,000	261,250
Sunstate Equipment Company LLC
10.50% due 04/01/2013 (f)	475,000	422,750
Target Corp.
5.875% due 07/15/2016	415,000	417,637
7.50% due 08/15/2010	150,000	160,523

		2,730,540

Retail Grocery - 0.12%
Couche-Tard US LP
7.50% due 12/15/2013	650,000	648,375
Delhaize Group
6.50% due 06/15/2017	105,000	107,418
Safeway, Inc.
4.125% due 11/01/2008	55,000	54,408
The Kroger Company
8.05% due 02/01/2010	500,000	532,295

		1,342,496

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Retail Trade - 0.37%
Fortune Brands, Inc.
5.125% due 01/15/2011		$70,000	$69,858
6.25% due 04/01/2008		200,000	200,583
FTD, Inc.
7.75% due 02/15/2014		500,000	470,000
GSC Holdings Corp.
8.00% due 10/01/2012		1,175,000	1,223,469
JC Penney Company, Inc.
9.00% due 08/01/2012		370,000	416,008
Neiman Marcus Group, Inc.
9.00% due 10/15/2015		525,000	541,406
Payless Shoesource, Inc.
8.25% due 08/01/2013		25,000	23,500
The Pantry, Inc.
7.75% due 02/15/2014		350,000	322,000
Wal-Mart Stores, Inc.
4.75% due 01/29/2013	GBP	200,000	387,805
6.875% due 08/10/2009		$310,000	323,986

			3,978,615

Sanitary Services - 0.15%
Allied Waste North America, Inc.
6.875% due 06/01/2017		625,000	609,375
7.875% due 04/15/2013		225,000	230,062
Casella Waste Systems, Inc.
9.75% due 02/01/2013		775,000	790,500
Oakmont Asset Trust
4.514% due 12/22/2008 (f)		20,000	19,937
Waste Management, Inc.
7.375% due 05/15/2029		15,000	16,393

			1,666,267

Semiconductors - 0.38%
Avago Technologies Finance
10.125% due 12/01/2013		375,000	392,344
Flextronics International, Ltd.
6.25% due 11/15/2014		275,000	261,937
Freescale Semiconductor, Inc.
8.8656% due 12/15/2014 (b)		425,000	361,250
8.875% due 12/15/2014		800,000	714,000
10.125% due 12/15/2016		300,000	247,500
National Semiconductor Corp.
6.15% due 06/15/2012		305,000	310,912
NXP BV / NXP Funding LLC
7.9925% due 10/15/2013 (b)		675,000	621,000
9.50% due 10/15/2015		200,000	183,250
Spansion LLC
8.2487% due 06/01/2013 (b)(f)		250,000	225,000
11.25% due 01/15/2016 (f)		275,000	233,750
STATS ChipPAC, Ltd.
6.75% due 11/15/2011		75,000	75,187
7.50% due 07/19/2010		475,000	490,438

			4,116,568

Software - 0.06%
Oracle Corp.
5.00% due 01/15/2011		425,000	430,620

The accompanying notes are an integral part of the financial statements.

150

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Software (continued)
Serena Software, Inc.
10.375% due 03/15/2016		$100,000	$98,500
SS&C Technologies, Inc.
11.75% due 12/01/2013		75,000	81,000

			610,120

Steel - 0.12%
Arcelor Finance SCA
4.625% due 11/07/2014	EUR	60,000	82,427
Evraz Group SA
8.25% due 11/10/2015		$100,000	98,530
Gerdau Ameristeel Corp.
10.375% due 07/15/2011		150,000	157,875
GTL Trade Finance, Inc.
7.25% due 10/20/2017		125,000	132,550
Metals USA, Inc.
11.125% due 12/01/2015		250,000	258,750
Ryerson, Inc.
12.00% due 11/01/2015 (f)		325,000	320,937
Tube City IMS Corp.
9.75% due 02/01/2015		275,000	247,500

			1,298,569

Supranational - 0.42%
African Development Bank, Series NGN
9.25% due 01/18/2008	NGN	9,700,000	82,273
Eurofima, EMTN
6.50% due 08/22/2011	AUD	565,000	481,847
European Investment Bank
8.75% due 08/25/2017	GBP	350,000	897,850
European Investment Bank, EMTN
4.75% due 10/15/2017	EUR	990,000	1,466,989
8.00% due 10/21/2013	ZAR	1,800,000	244,701
Inter-American Development Bank, Series MPLE
4.40% due 01/26/2026	CAD	745,000	723,849
International Bank for Reconstruction &
Development, MTNG
9.75% due 08/02/2010	ZAR	900,000	128,813
New South Wales Treasury Corp., Series 08RG
8.00% due 03/01/2008	AUD	490,000	430,743
Santa Fe de Bogota DC
0.004% due 07/26/2028	COP	240,000,000	112,942

			4,570,007

Telecommunications Equipment &
Services - 1.11%
Broadview Networks Holdings, Inc.
11.375% due 09/01/2012		$450,000	469,125
Citizens Communications Company
6.25% due 01/15/2013		100,000	96,875
6.625% due 03/15/2015		575,000	547,688
7.125% due 03/15/2019		1,325,000	1,258,750
9.00% due 08/15/2031		625,000	623,438
Deutsche Telekom International Finance BV
3.875% due 07/22/2008		75,000	74,452
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)		450,000	411,750
9.25% due 09/01/2012		125,000	125,625

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Telecommunications Equipment &
Services (continued)
Digicel Group, Ltd. (continued)
9.25% due 09/01/2012		$100,000	$101,880
Digicel, Ltd.
9.25% due 09/01/2012 (f)		800,000	815,040
Dycom Industries, Inc.
8.125% due 10/15/2015		250,000	247,500
France Telecom SA
7.75% due 03/01/2011		546,000	586,854
GCI, Inc.
7.25% due 02/15/2014		425,000	385,156
Intelsat Subsidiary Holding Company, Ltd.
8.25% due 01/15/2013		225,000	226,125
iPCS, Inc.
7.0363% due 05/01/2013		450,000	424,125
8.1613% due 05/01/2014		400,000	370,000
Level 3 Communications, Inc.
6.00% due 09/15/2009		87,000	80,910
6.00% due 03/15/2010		88,000	78,320
Lucent Technologies, Inc.
6.50% due 01/15/2028		825,000	681,656
Orascom Telecom Finance SCA
7.875% due 02/08/2014		110,000	105,806
PAETEC Holding Corp.
9.50% due 07/15/2015 (f)		400,000	390,000
PanAmSat Corp.
9.00% due 08/15/2014		575,000	577,875
SBC Communications, Inc.
5.625% due 06/15/2016		550,000	556,279
6.45% due 06/15/2034		385,000	396,808
Suncom Wireless, Inc.
8.50% due 06/01/2013		550,000	569,250
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014		325,000	332,313
Verizon Global Funding Corp.
7.25% due 12/01/2010		95,000	101,833
7.75% due 12/01/2030		260,000	304,944
West Corp.
9.50% due 10/15/2014		200,000	196,000
11.00% due 10/15/2016		400,000	397,000
Wind Acquisition Finance SA
10.75% due 12/01/2015 (f)		425,000	463,250

			11,996,627

Telephone - 1.08%
Alltel Corp.
7.00% due 07/01/2012		525,000	452,813
AT&T Corp.
7.30 due 11/15/2011 (b)		165,000	178,779
AT&T, Inc.
4.375% due 03/15/2013	EUR	100,000	139,920
4.95% due 01/15/2013		$175,000	175,933
5.08% due 11/14/2008 (b)		85,000	84,883
5.30% due 11/15/2010		810,000	824,395
British Telecommunications PLC
5.15% due 01/15/2013		725,000	723,431

The accompanying notes are an integral part of the financial statements.

151

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Telephone (continued)
British Telecommunications PLC (continued)
8.00% due 12/07/2016	GBP	150,000	$335,633
British Telecommunications PLC, EMTN
5.25% due 06/23/2014	EUR	100,000	142,596
France Telecom SA, EMTN
7.25% due 01/28/2013		135,000	212,710
Nordic Telephone Company Holdings
8.25% due 05/01/2016 (f)		100,000	147,667
8.875% due 05/01/2016 (f)		$875,000	896,875
Qwest Corp.
6.50% due 06/01/2017 (f)		100,000	95,750
7.50% due 10/01/2014		675,000	685,125
7.875% due 09/01/2011		100,000	104,000
8.2406% due 06/15/2013 (b)		125,000	127,500
8.875% due 03/15/2012		100,000	107,000
Royal KPN NV, EMTN
4.50% due 03/18/2013	EUR	80,000	111,117
Sprint Capital Corp.
6.90% due 05/01/2019		$485,000	481,783
7.625% due 01/30/2011		100,000	104,210
8.375% due 03/15/2012		145,000	157,038
Sprint Nextel Corp
5.2425% due 06/28/2010 (b)		145,000	139,315
Telecom Italia Capital SA
4.00% due 01/15/2010		130,000	127,326
5.25% due 11/15/2013		475,000	469,457
Telecom Italia Finance SA, EMTN
5.875% due 01/24/2008	EUR	15,000	21,936
6.875% due 01/24/2013		190,000	292,212
7.25 due 04/20/2011		50,000	76,700
Telefonica Emisiones SAU
5.984% due 06/20/2011		$180,000	185,164
6.221% due 07/03/2017		230,000	238,968
6.421% due 06/20/2016		335,000	352,541
Telefonica Europe BV, EMTN
5.125% due 02/14/2013	EUR	100,000	144,619
Telefonos de Mexico SA de CV
4.50% due 11/19/2008		$105,000	104,485
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015		200,000	211,162
Windstream Corp.
7.00% due 03/15/2019		450,000	428,625
8.625% due 08/01/2016		2,085,000	2,189,250
Windstream Regatta Holdings, Inc.
11.00% due 12/01/2017 (f)		475,000	467,875

			11,738,793

Tires & Rubber - 0.01%
Cooper-Standard Automotive, Inc.
8.375% due 12/15/2014		125,000	99,063

Tobacco - 0.05%
Imperial Tobacco Finance PLC, EMTN
6.875% due 06/13/2012	GBP	47,000	94,784
Reynolds American, Inc.
6.50% due 07/15/2010		$40,000	40,953
7.25% due 06/01/2013		175,000	185,103

Spectrum Income Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Tobacco (continued)
Reynolds American, Inc. (continued)
7.625% due 06/01/2016		$225,000	$239,174

			560,014
Toys, Amusements & Sporting Goods - 0.02%
Hasbro, Inc.
6.30% due 09/15/2017		180,000	184,173

Transportation - 0.34%
Bombardier, Inc.
6.30% due 05/01/2014 (f)		575,000	562,063
6.75% due 05/01/2012 (f)		425,000	430,313
7.45% due 05/01/2034 (f)		375,000	369,375
Bristow Group, Inc.
6.125% due 06/15/2013		400,000	384,000
7.50% due 09/15/2017 (f)		500,000	502,500
Burlington Northern Santa Fe Corp.
5.65% due 05/01/2017		429,000	426,508
6.15% due 05/01/2037		432,000	419,963
Canadian National Railway Company
6.375% due 11/15/2037		65,000	66,514
CHC Helicopter Corp.
7.375% due 05/01/2014		325,000	307,125
FedEx Corp.
5.50% due 08/15/2009		220,000	222,428

			3,690,789

Trucking & Freight - 0.01%
Saint Acquisition Corp.
12.50% due 05/15/2017 (f)		300,000	154,875

Utility Service - 0.11%
Consumers Energy Company, Series F
4.00% due 05/15/2010		250,000	244,328
Consumers Energy Company, Series J
6.00% due 02/15/2014		165,000	169,361
Pacificorp
6.25% due 10/15/2037		90,000	92,942
Public Service Company of New Mexico
4.40% due 09/15/2008		185,000	183,788
Public Service Electric & Gas Company
5.70% due 12/01/2036		350,000	337,412
Veolia Environnement, EMTN
4.875% due 05/28/2013	EUR	40,000	57,083
4.875% due 05/28/2013		45,000	64,218
5.875% due 02/01/2012		29,000	43,304

			1,192,436

TOTAL CORPORATE BONDS (Cost $283,286,211)			$278,826,318

CONVERTIBLE BONDS - 0.09%

Automobiles - 0.02%
Ford Motor Company
4.25% due 12/15/2036		$191,000	188,632

Insurance - 0.00%
Fortis Insurance N.V.
7.75% due 01/26/2008		25,000	41,188

The accompanying notes are an integral part of the financial statements.

152

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)

Telecommunications Equipment &
Services - 0.07%
Nortel Networks, Ltd.
9.4925% due 07/15/2011 (b)(f)	$700,000	$682,500
10.125% due 07/15/2013 (f)	75,000	77,250

		759,750

TOTAL CONVERTIBLE BONDS (Cost $1,012,835)		$989,570

MUNICIPAL BONDS - 0.16%

California - 0.02%
State of California
5.25% due 04/01/2034	90,000	99,513
5.50% due 11/01/2033	80,000	85,447

		184,960
Georgia - 0.03%
State of Georgia
5.00% due 07/01/2019	265,000	288,627

Kansas - 0.01%
Kansas Development Finance Authority
5.501% due 05/01/2034	110,000	109,810

Maryland - 0.06%
County of Baltimore MD
5.00% due 02/01/2038	210,000	221,634
State of Maryland
5.00% due 08/01/2019	350,000	384,314

		605,948
New York - 0.01%
New York City Housing Development Corp.
6.42% due 11/01/2027	145,000	153,732

Oregon - 0.00%
State of Oregon
5.892% due 06/01/2027	60,000	63,772

West Virginia - 0.03%
Tobacco Settlement Finance Authority of West
Virginia, Tobacco Settlement Funded
7.467% due 06/01/2047	335,000	321,734

TOTAL MUNICIPAL BONDS (Cost $1,715,955)		$1,728,583

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.32%
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (f)	350,000	346,951
Banc of America Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501% due 07/10/2043	650,000	642,021
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A1
3.878% due 09/11/2036	289,992	285,710
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	680,000	672,314
Banc of America Mortgage Securities,
Series 2004-A, Class 2A2
4.0976% due 02/25/2034 (b)	201,557	200,015

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Mortgage Securities,
Series 2004-D, Class 2A2
4.1958% due 05/25/2034 (b)	$94,366	$93,700
Banc of America Mortgage Securities,
Series 2004-H, Class 2A2
4.743% due 09/25/2034 (b)	204,683	204,465
Banc of America Mortgage Securities,
Series 2004-I, Class 3A2
4.8741% due 10/25/2034 (b)	103,073	102,268
Banc of America Mortgage Securities,
Series 2005-J, Class 2A1
5.0861% due 11/25/2035 (b)	377,600	376,785
Banc of America Mortgage Securities,
Series 2005-J, Class 3A1
5.2589% due 11/25/2035 (b)	237,520	233,809
Bear Stearns Commercial Mortgage Securities,
Series 1998-C1, Class A2
6.44% due 06/16/2030	90,746	90,837
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83% due 08/15/2038	272,000	271,640
Bear Stearns Commercial Mortgage Securities,
Series 2005-PW10, Class A1
5.085% due 12/11/2040	780,371	780,693
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class A4
4.674% due 06/11/2041	492,000	470,159
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A1
4.498% due 09/11/2042	85,254	84,532
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	395,000	388,461
Bear Stearns Commercial Mortgage Securities,
Series 2005-T18, Class A1
4.274% due 02/13/2042 (b)	308,459	304,950
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A1
4.94% due 10/12/2042	27,564	27,501
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A4
5.7109% due 09/11/2038 (b)	1,950,000	2,014,119
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW13, Class AAB
5.53% due 09/11/2041	50,000	50,608
Bear Stearns Commercial Mortgage Securities,
Series 2006-PWR12, Class A1
5.546% due 09/11/2038 (b)	173,498	175,097
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW15, Class AAB
5.315% due 02/11/2044	600,000	598,871
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW17, Class A1
5.282% due 06/11/2050	634,238	636,583
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW17, Class A4
5.694% due 06/11/2050 (b)	45,000	45,672

The accompanying notes are an integral part of the financial statements.

153

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Class AAB
5.608% due 10/15/2048	$310,000	$314,698
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A1
5.0468% due 07/15/2044	233,480	233,160
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.399% due 07/15/2044 (b)	700,000	697,958
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4, Class ASB
5.278% due 12/11/2049	650,000	648,123
Commercial Mortgage Pass Through Certificates,
Series 2007-C9, Class A4
5.8164% due 12/10/2049 (b)	975,000	1,010,405
Credit Suisse Mortgage Capital Certificates, Series
2007-C4, Class A1
5.54% due 09/15/2039	154,264	156,421
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A1
4.771% due 09/15/2039	273,684	272,223
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467% due 09/15/2039	675,000	680,274
Credit Suisse Mortgage Capital Certificates,
Series 2007-C1, Class A1
5.227% due 02/15/2040	289,634	290,462
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class A4
4.832% due 04/15/2037	575,000	552,988
DLJ Commercial Mortgage Corp.,
Series 1999-CG2,Class A1B
7.30% due 06/10/2032	508,514	522,699
Federal Home Loan Mortgage Corp., Series
1994-1671, Class G
6.50% due 08/15/2023	2,159	2,157
Federal Home Loan Mortgage Corp., Series
2003-2586, Class NJ
4.50% due 08/15/2016	430,774	431,036
Federal Home Loan Mortgage Corp., Series
2003-2614, Class IH
4.50% IO due 05/15/2016	193,123	15,177
Federal Home Loan Mortgage Corp., Series
2003-2627, Class IE
4.50% IO due 04/15/2018	56,955	4,963
Federal Home Loan Mortgage Corp., Series
2003-2631, Class KI
4.50% IO due 01/15/2015	122,737	4,478
Federal Home Loan Mortgage Corp., Series
2003-2631, Class MV
4.00% due 01/15/2022	33,541	33,490
Federal Home Loan Mortgage Corp., Series
2003-2681, Class PC
5.00% due 01/15/2019	218,000	218,772
Federal Home Loan Mortgage Corp., Series
2003-2686, Class JG
5.50% due 04/15/2028	721,000	728,481

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2003-41, Class YV
5.50% due 04/25/2014	$219,047	$222,970
Federal Home Loan Mortgage Corp., Series
2004-2809, Class EG
5.00% due 08/15/2021	203,595	204,458
Federal Home Loan Mortgage Corp., Series
2004-2844, Class PQ
5.00% due 05/15/2023	112,751	112,873
Federal Home Loan Mortgage Corp., Series
2004-2872, Class YB
5.00% due 06/15/2023	232,663	232,696
Federal Home Loan Mortgage Corp., Series
2004-2882, Class YB
5.00% due 10/15/2027	600,000	604,627
Federal Home Loan Mortgage Corp., Series
2005-2934, Class NB
5.00% due 01/15/2028	91,000	91,689
Federal Home Loan Mortgage Corp., Series
2005-R003, Class VA
5.50% due 08/15/2016	463,704	473,022
Federal Home Loan Mortgage Corp., Series
2006-3123, Class VB
6.00% due 09/15/2013	224,790	231,273
Federal Home Loan Mortgage Corp., Series
2006-3152, Class DA
6.00% due 09/15/2025	175,861	178,255
Federal Home Loan Mortgage Corp., Series
2006-3177, Class PA
6.00% due 12/15/2026	326,341	330,967
Federal Home Loan Mortgage Corp., Series
2006-3195, Class PN
6.50% due 08/15/2030	1,070,777	1,102,882
Federal Home Loan Mortgage Corp., Series
2006-R007, Class VA
6.00% due 09/15/2016	176,535	181,416
Federal Home Loan Mortgage Corp., Series 2568,
Class KA
4.25% due 12/15/2021	332,062	326,612
Federal Home Loan Mortgage Corp., Series 2688,
Class DE
4.50% due 02/15/2020	390,248	390,179
Federal Home Loan Mortgage Corp., Series 3354,
Class PA
5.50% due 07/15/2028	725,000	736,675
Federal Home Loan Mortgage Corp., Stated Final,
Series SF4, Class B
2.37% due 12/15/2009	3,988	3,981
Federal Home Loan Mortgage Corp., Stated Final,
Series SF4, Class C
3.32% due 12/15/2011	55,000	54,097
Federal Home Loan Mortgage Corp., Strips, Series
1998-199, Class PO
zero coupon PO due 08/01/2028	8,432	6,828
Federal National Mortgage Association, Series
1993-8, Class L
9.00% due 01/25/2008	31	31

The accompanying notes are an integral part of the financial statements.

154

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association, Series
2002-74, Class PJ
5.00% due 03/25/2015	$274,612	$274,139
Federal National Mortgage Association, Series
2002-84, Class VA
5.50% due 11/25/2013	178,339	181,239
Federal National Mortgage Association, Series
2003-32, ClassPG
5.00% due 10/25/2027	350,000	350,400
Federal National Mortgage Association, Series
2003-40, Class NI
5.50% IO due 11/25/2028	36,721	1,626
Federal National Mortgage Association, Series
2003-88, Class TE
4.50% due 11/25/2014	400,000	400,472
Federal National Mortgage Association, Series
2003-92, Class NM
3.50% due 04/25/2013	148,207	147,185
Federal National Mortgage Association, Series
2004-21, Class AC
4.00% due 05/25/2016	58,589	57,789
Federal National Mortgage Association, Series
2006-3136, Class PB
6.00% due 01/15/2030	375,000	384,893
Federal National Mortgage Association, Series
2006-B2, Class AB
5.50% due 05/25/2014	380,615	385,721
Federal National Mortgage Association, Strip,
Series 319, Class 2
6.50% IO due 02/01/2032	31,517	7,262
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531% due 05/15/2033	400,000	420,406
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A1
5.082% due 11/10/2045	378,256	378,735
Government National Mortgage Association, Series
1997-16, Class PL
6.50% due 10/20/2027	429,000	446,940
Government National Mortgage Association, Series
1998-12, Class Z
6.50% due 05/20/2028	40,961	42,103
Government National Mortgage Association, Series
1998-6, Class EA
zero coupon PO due 03/16/2028	38,275	31,810
Government National Mortgage Association, Series
2001-48, Class PC
6.50% due 10/20/2031	273,788	284,419
Government National Mortgage Association, Series
2001-56, Class PH
6.50% due 11/20/2031	357,679	370,713
Government National Mortgage Association, Series
2003-3, Class LM
5.50% due 02/20/2032	511,380	517,652
Government National Mortgage Association, Series
2003-49, Class C
4.485% due 10/16/2033 (b)	59,000	55,451

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Government National Mortgage Association, Series
2004-1, Class 1
zero coupon PO due 07/20/2034	$249,894	$193,316
Government National Mortgage Association, Series
2004-43, Class D
4.994% due 03/16/2030 (b)	49,000	48,360
Government National Mortgage Association, Series
2004-44, Class PC
5.50% due 05/20/2031	927,000	948,732
Government National Mortgage Association, Series
2005-94, Class PB
5.50% due 12/20/2035	135,000	133,967
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A3
4.344% due 06/10/2036	171,349	170,341
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A2
4.305% due 08/10/2042	1,660,000	1,639,406
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A3
4.569% due 08/10/2042 (b)	600,000	587,034
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	124,000	121,587
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A1
5.233% due 10/10/2011	292,626	293,766
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4
5.444% due 03/10/2039	50,000	50,295
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244% due 04/15/2035	1,266,239	1,279,610
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIBC, Class A3
6.26% due 03/15/2033	233,412	242,123
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class A1
4.613% due 10/15/2042	8,832	8,773
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	533,000	523,523
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	60,000	60,694
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class A1
5.279% due 12/12/2043	204,710	205,652
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A1
5.17% due 05/15/2047	259,102	259,532
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD11, Class A4
5.8189% due 06/15/2049 (b)	440,000	455,282
LB-UBS Commercial Mortgage Trust, Series
2007-C2, Class A3
5.43% due 02/15/2040	50,000	50,220

The accompanying notes are an integral part of the financial statements.

155

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A1
3.636% due 11/15/2027	$495,038	$490,782
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A2
3.246% due 03/15/2029	1,375,000	1,352,237
LB-UBS Commercial Mortgage Trust,
Series 2004-C4, Class A2
4.567% due 06/15/2029 (b)	640,000	638,261
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class A4
4.742% due 02/15/2030	688,000	660,280
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A1
5.018% due 02/15/2031	245,241	245,131
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.156% due 02/15/2031	1,992,500	1,970,065
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.811% due 08/12/2041	460,000	478,742
Morgan Stanley Capital I, Series 2007-IQ15, Class
A4
5.8817% due 06/11/2049 (b)	575,000	599,995
Morgan Stanley Capital I, Series 2007-T27, Class A1
5.606% due 06/11/2042	683,488	692,786
Morgan Stanley Capital I, Series 2007-T27, Class A2
5.6505% due 06/13/2042 (b)	400,000	407,129
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.6505% due 06/11/2042 (b)	625,000	636,130
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	26,029	26,239
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	312,000	325,271
Morgan Stanley Capital I, Series 2006-T23, Class A1
5.682% due 08/12/2041	181,313	183,861
PNC Mortgage Acceptance Corp., Series
1999-CM1, Class A1B
7.33% due 12/10/2032 (b)	913,713	947,907
Vendee Mortgage Trust, Series 1996-3, Class 4
9.5996% due 03/15/2025 (b)	16,520	18,006
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.8022% due 01/25/2034 (b)	568,233	553,862
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 2A2
4.5436% due 03/25/2035 (b)	412,908	409,450
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 3A1
4.9367% due 03/25/2035 (b)	247,599	245,562
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 1A1
6.0285% due 09/25/2036 (b)	1,426,069	1,443,073

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR16, Class A1
5.6671% due 10/25/2036 (b)	$1,037,658	$1,042,869

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $46,366,767)		$46,780,063

ASSET BACKED SECURITIES - 2.31%
USAA Auto Owner Trust, Series 2007-1, Class A4
5.55% due 02/15/2013	780,000	796,665
Volkswagen Auto Loan Enhanced Trust, Series
2005-1, Class A4
4.86% due 04/20/2012	780,000	781,793
Capital One Prime Auto Receivables Trust, Series
2006-2, Class A4
4.94% due 07/15/2012	450,000	453,265
Citibank Credit Card Issuance Trust, Series
2006-A2, Class A2
4.85% due 02/10/2011	1,075,000	1,081,363
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53% due 01/06/2014	1,975,000	2,010,821
BA Credit Card Trust, Series 2006-A9, Class A9
5.0375% due 02/15/2013 (b)	1,125,000	1,116,387
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.64% due 12/25/2028	50,239	50,201
Bay View Auto Trust, Series 2005-3, Class A4
5.01% due 06/25/2014	342,000	341,943
Cabela's Master Credit Card Trust, Series 2005-1A,
Class A1
4.97% due 10/15/2013 (f)	135,000	137,534
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class B
5.50% due 04/20/2010 (f)	275,000	277,224
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4A
5.32% due 03/20/2010 (f)	1,550,000	1,558,370
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4B
5.1375% due 03/20/2010 (b)(f)	300,000	298,031
Capital One Multi-Asset Execution Trust, Series
2003-C3, Class C3
7.2775% due 07/15/2016 (b)	40,000	38,022
Capital One Multi-Asset Execution Trust, Series
2003-C4, Class C4
6.00% due 08/15/2013	335,000	336,953
Capital One Multi-Asset Execution Trust, Series
2007-C3, Class C3
5.3175% due 04/15/2013	130,000	123,796
Capital One Prime Auto Receivables Trust, Series
2006-1, Class A4
5.01% due 11/15/2011	540,000	544,588
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2002-2, Class 1M1
5.599% due 09/25/2031	20,748	17,963
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2002-4, Class 2A1
5.605% due 10/25/2032 (b)	12,298	11,875

The accompanying notes are an integral part of the financial statements.

156

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount
		Value

ASSET BACKED SECURITIES
(continued)
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2003-3, Class 1A6
3.717% due 10/25/2014	$129,046	$127,143
Citibank Credit Card Issuance Trust, Series
2007-A5, Class A5
5.50% due 06/22/2012	1,100,000	1,133,000
CNH Equipment Trust, Series 2003-B, Class A4B
3.38% due 02/15/2011	54,505	54,482
CNH Equipment Trust, Series 2007-A, Class A3
4.99% due 10/15/2010	325,000	326,625
CNH Equipment Trust, Series 2007-A, Class B
5.09% due 06/16/2014	295,000	288,051
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42% due 03/01/2015	425,000	454,883
Florida Power & Light Recovery Funding LLC,
Series 2007-A, Class A2
5.044% due 08/01/2015	700,000	712,141
GE Capital Credit Card Master Note Trust,
Series 2006-1, Class A
5.08% due 09/15/2012	345,000	349,520
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4
4.51% due 12/22/2014 (f)	287,000	286,816
Harley-Davidson Motorcycle Trust,
Series 2003-3, Class A2
2.76% due 05/15/2011	28,095	27,758
Harley-Davidson Motorcycle Trust,
Series 2003-4, Class A2
2.69% due 04/15/2011	34,064	33,747
Honda Auto Receivables Owner Trust,
Series 2007-1, Class A3
5.10% due 03/18/2011	450,000	450,563
Household Affinity Credit Card Master Note Trust I,
Series 2003-1, Class A
5.1475% due 02/15/2010 (b)	91,000	91,024
Household Automotive Trust,
Series 2006-2, Class A4
5.67% due 06/17/2013	220,000	223,889
Hyundai Auto Receivables Trust,
Series 2006-A, Class A4
5.26% due 11/15/2012	485,000	489,659
Hyundai Auto Receivables Trust,
Series 2007-A, Class A3A
5.04% due 01/15/2012	330,000	330,869
John Deere Owner Trust, Series 2005-A, Class A4
4.16% due 05/15/2012	45,000	44,815
John Deere Owner Trust, Series 2006-A, Class A4
5.39% due 06/17/2013	225,000	228,715
JP Morgan Auto Receivables Trust,
Series 2007-A, Class A4
5.19% due 02/15/2014 (f)	240,000	241,387
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	120,000	120,234
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A
5.737% due 04/20/2028 (f)	671,407	680,334

Spectrum Income Trust (continued)

	Shares or Principal Amount
		Value

ASSET BACKED SECURITIES
(continued)
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class B
5.827% due 04/20/2028 (f)	$22,664	$22,866
Marriott Vacation Club Owner Trust,
Series 2006-2A, Class A
5.362% due 10/20/2028 (f)	249,438	254,106
MBNA Credit Card Master Note Trust, Series
2006-C3, Class C3
5.3175% due 10/15/2013 (b)	425,000	399,598
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10% due 10/15/2012	1,350,000	1,347,250
Nissan Auto Receivables Owner Trust,
Series 2004-A, Class A4
2.76% due 07/15/2009	96,141	95,822
Nordstrom Private Label
Credit Card Master Note Trust,
Series 2007-1A, Class A
4.92% due 05/15/2013 (f)	350,000	355,852
Onyx Acceptance Owner
Trust, Series 2005-A, ClassA4
3.91% due 09/15/2011	131,486	130,912
Peco Energy Transition Trust,
Series 2000-A, Class A4
7.65% due 03/01/2010	500,000	523,841
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	381,000	403,946
PP&L Transition Bond Company LLC,
Series 1999-1, Class A8
7.15% due 06/25/2009	64,487	65,407
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61% due 06/15/2015	412,000	444,831
Reliant Energy Transport Bond Company,
Series 2001-1, Class A4
5.63% due 09/15/2015	284,000	295,478
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2, Class A1
3.60% due 04/25/2033	24,335	22,791
Sovereign Bank Home Equity Loan Trust,
Series 2000-1, Class A6
7.25% due 02/25/2015	5,620	5,423
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.41% due 08/12/2011	405,700	406,081
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52% due 11/12/2012	525,000	533,809
USAA Auto Owner Trust, Series 2007-2, Class A3
4.90% due 02/15/2012	1,200,000	1,205,536
USAA Auto Owner Trust, Series 2005-2, Class A4
4.17% due 02/15/2011	140,000	139,363
Volkswagen Auto Loan Enhanced Trust, Series
2007-1, Class A3
5.20% due 01/20/2010	240,000	240,075
Volkswagen Auto Lease Trust,
Series 2006-A, Class A4
5.54% due 04/20/2011	385,000	388,892

The accompanying notes are an integral part of the financial statements.

157

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount
			Value

ASSET BACKED SECURITIES
(continued)
Wachovia Auto Loan Owner Trust, Series 2007-1,
Class A3A
5.29% due 04/20/2012		$350,000	$354,068
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)		500,000	508,000
Wachovia Auto Owner Trust,
Series 2006-A, Class A4
5.38% due 03/20/2013		225,000	228,168

TOTAL ASSET BACKED SECURITIES
(Cost $24,830,383)			$25,044,564

SHORT TERM INVESTMENTS - 4.47%
Egypt Treasury Bills, Series 364
zero coupon due 03/18/2008	EGP	1,000,000	$178,191
John Hancock Cash
Investment Trust, 5.1013% (c)(g)		$1,997,687	1,997,687
Malaysia Treasury Bills
zero coupon due 01/11/2008 to
07/04/2008	MYR	3,297,000	988,812
T. Rowe Price Reserve Investment
Fund (c)		$45,197,643	45,197,643

TOTAL SHORT TERM INVESTMENTS
(Cost $48,337,408)			$48,362,333

REPURCHASE AGREEMENTS - 0.73%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$7,857,571 on 01/02/2008,
collateralized by $7,755,000
Federal Home Loan Bank, 4.875%
due 05/14/2010 (valued at
$8,016,731, including interest) ***		$7,856,000	$7,856,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,856,000)			$7,856,000

Total Investments (Spectrum Income Trust)
(Cost $1,058,971,266) - 100.08%			$1,083,826,231
Liabilities in Excess of Other Assets - (0.08)%			(859,171)

TOTAL NET ASSETS - 100.00%			$1,082,967,060

Strategic Bond Trust

	Shares or Principal Amount
		Value

U.S. TREASURY OBLIGATIONS - 4.16%

Treasury Inflation Protected
Securities (d) - 3.98%
2.00% due 01/15/2016 to 01/15/2026	$8,126,226	$8,117,148
2.375% due 01/15/2017	683,753	721,520
2.375% due 01/15/2027 ***	14,099,824	14,910,564
2.50% due 07/15/2016	1,251,757	1,334,881
2.625% due 07/15/2017	231,847	250,159
3.375% due 04/15/2032	553,199	708,527

Strategic Bond Trust (continued)

	Shares or Principal Amount
			Value

U.S. TREASURY OBLIGATIONS
(continued)

Treasury Inflation Protected
Securities (d) (continued)
3.875% due 04/15/2029		$1,728,370	$2,286,849

			28,329,648
U.S. Treasury Notes - 0.13%
4.75% due 01/31/2012		900,000	948,656
U.S. Treasury Strips - 0.05%
zero coupon due 05/15/2030		960,000	347,809

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $27,541,645)			$29,626,113

U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.40%

Federal Home Loan Mortgage Corp. - 8.91%
5.00% due 12/01/2034		145,168	141,799
5.125% due 04/18/2011		520,000	543,388
5.50% due 11/01/2035 to 12/01/2037		29,871,655	29,812,244
6.00% due 12/01/2037		32,400,000	32,883,852
8.00% due 05/01/2010		2,485	2,558
8.50% due 05/01/2008		79	80

			63,383,921

Federal National Mortgage
Association - 11.74%
5.00% due 08/01/2034 to 11/01/2036		2,653,993	2,591,345
5.00% TBA **		53,390,000	52,105,330
5.50% due 11/01/2036		4,961,417	4,956,057
5.50% due 04/01/2036 ***		4,833,601	4,779,818
5.50% TBA **		7,170,000	7,161,037
5.625% due 11/15/2021		1,600,000	1,651,851
6.00% due 04/18/2036		970,000	1,040,171
6.00% TBA **		8,600,000	8,737,790
6.898% due 11/01/2035		248,928	256,337
7.50% due 07/01/2030 to 02/01/2031		82,877	88,393
8.00% due 07/01/2027 to 08/01/2027		65,360	70,034
8.80% due 01/25/2019		53,627	58,395
10.40% due 04/25/2019		16,389	17,789

			83,514,347

Government National Mortgage
Association - 2.75%
5.00% due 04/15/2034 to 04/15/2035		4,776,865	4,708,568
6.00% due 07/15/2037		36,454	36,924
6.00% TBA **		14,500,000	14,844,375
7.50% due 04/15/2022 to 10/15/2027		23,840	25,454

			19,615,321

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $164,726,904)			$166,513,589

FOREIGN GOVERNMENT OBLIGATIONS - 5.19%

Brazil - 1.68%
Federative Republic of Brazil
6.00% due 05/15/2045	BRL	1,231,000	1,075,635
6.00% due 05/15/2015		1,130,000	986,749
10.00% due 07/01/2010		18,700,000	9,878,769

The accompanying notes are an integral part of the financial statements.

158

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Brazil (continued)
Federative Republic of Brazil (continued)
10.00% due 01/01/2010	BRL	1,000	$535

			11,941,688

Indonesia - 0.34%
Republic of Indonesia
11.00% due 09/15/2025	IDR	22,533,000,000	2,453,800

Italy - 0.29%
Republic of Italy
5.804% due 10/25/2032		$1,948,000	2,093,163

Mexico - 0.35%
Government of Mexico
5.625% due 01/15/2017		1,192,000	1,208,092
6.75% due 09/27/2034		1,139,000	1,258,025

			2,466,117

Russia - 0.98%
Government of Russia
7.50% due 03/31/2030		6,060,780	6,943,229

Turkey - 1.55%
Republic of Turkey
6.875% due 03/17/2036		7,051,000	6,927,608
10.00% due 02/15/2012	TRY	2,227,000	2,137,236
16.00% due 03/07/2012		2,227,000	1,983,355

			11,048,199

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $34,360,491)			$36,946,196

CORPORATE BONDS - 52.04%
Aerospace - 0.20%
Alliant Techsystems, Inc.
6.75% due 04/01/2016		$210,000	210,000
DRS Technologies, Inc.
6.875% due 11/01/2013		550,000	547,250
7.625% due 02/01/2018		50,000	50,625
Hawker Beechcraft Acquisition Company LLC
8.875% due 04/01/2015 (f)		240,000	237,600
9.75% due 04/01/2017 (f)		405,000	402,975

			1,448,450

Air Travel - 0.57%
Continental Airlines, Inc.
6.541% due 09/15/2009		16,847	16,721
8.75% due 12/01/2011 (a)		180,000	169,650
Continental Airlines, Inc., Series C
7.339% due 04/19/2014		170,000	157,250
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (f)		3,550,000	3,745,250

			4,088,871

Aluminum - 0.40%
Novelis, Inc.
7.25% due 02/15/2015		3,055,000	2,871,700

Strategic Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Apparel & Textiles - 0.05%
Levi Strauss & Company
9.75% due 01/15/2015		$325,000	$324,187

Auto Parts - 0.57%
Keystone Automotive Operations
9.75% due 11/01/2013		300,000	220,500
Visteon Corp.
8.25% due 08/01/2010		4,315,000	3,818,775

			4,039,275

Auto Services - 0.58%
Hertz Corp.
8.875% due 01/01/2014		355,000	359,881
10.50% due 01/01/2016		1,070,000	1,107,450
Penhall International Corp.
12.00% due 08/01/2014 (f)		2,875,000	2,673,750

			4,141,081

Automobiles - 3.25%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008		1,760,000	1,753,224
Ford Motor Company
6.625% due 10/01/2028		225,000	149,625
7.45% due 07/16/2031		8,155,000	6,055,087
8.875% due 01/15/2022		145,000	115,275
8.90% due 01/15/2032		150,000	116,250
General Motors Corp.
8.25% due 07/15/2023		870,000	691,650
8.375% due 07/15/2033 ***		17,680,000	14,232,400

			23,113,511

Banking - 2.76%
Bank of America Corp.
5.42% due 03/15/2017		2,300,000	2,222,490
Glitnir Banki HF
6.33% due 07/28/2011 (f)		720,000	703,876
6.375% due 09/25/2012 (f)		870,000	853,443
6.693% due 06/15/2016 (b)(f)		1,220,000	1,229,010
7.451% due 09/14/2049 (b)(f)		100,000	92,019
HSBC Bank PLC
zero coupon due 11/01/2011 (b)	RUB	21,807,000	889,298
HSBC Bank PLC, Series E, MTN
7.00% due 11/01/2011		$151,880	152,199
HSBC Bank USA, BKNT
7.00% due 11/01/2011 (b)(f)		7,803	7,819
7.00% due 11/01/2011 (b)(f)		7,510	7,526
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)(f)		746,000	675,292
6.375% due 04/30/2022 (b)		830,000	741,065
Kaupthing Bank
5.9375% due 04/12/2011 (f)		2,030,000	1,980,218
7.125% due 05/19/2016 (f)		440,000	403,372
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017 *** (f)		1,590,000	1,506,525
TuranAlem Finance BV
8.25% due 01/22/2037 (f)		2,590,000	2,214,450
8.25% due 01/22/2037		430,000	366,575

The accompanying notes are an integral part of the financial statements.

159

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
Wachovia Corp.
5.25% due 08/01/2014 ***	$3,280,000	$3,206,974
Wells Fargo Company
5.30% due 08/26/2011	2,360,000	2,408,045

		19,660,196

Broadcasting - 0.37%
CMP Susquehanna Corp.
9.875% due 05/15/2014	295,000	221,250
News America, Inc.
5.30% due 12/15/2014	2,040,000	2,029,500
6.65% due 11/15/2037 (f)	70,000	72,203
XM Satellite Radio, Inc.
9.4113% due 05/01/2013 (b)	190,000	178,600
9.75% due 05/01/2014	100,000	96,750

		2,598,303

Building Materials & Construction - 0.46%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	3,875,000	2,480,000
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014	1,305,000	763,425

		3,243,425

Business Services - 0.54%
Affinion Group, Inc.
10.125% due 10/15/2013	370,000	374,163
11.50% due 10/15/2015	170,000	166,813
Allied Security Escrow Corp.
11.375% due 07/15/2011	345,000	324,300
Ceridian Corp., PIK
12.25% due 11/15/2015 (f)	160,000	149,200
Electronic Data Systems Corp.
7.125% due 10/15/2009	1,370,000	1,414,285
Sungard Data Systems, Inc.
9.125% due 08/15/2013	438,000	445,665
10.25% due 08/15/2015	235,000	240,287
US Investigations Services, Inc.
10.50% due 11/01/2015 (f)	750,000	686,250
Vangent, Inc.
9.625% due 02/15/2015	70,000	60,025

		3,860,988
Cable & Television - 1.66%
Charter Communications Holdings I LLC
11.75% due 05/15/2014	530,000	335,225
12.125% due 01/15/2015	160,000	100,800
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	2,824,000	2,301,560
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	400,000	392,000
10.25% due 10/01/2013	290,000	277,675
Charter Communications Holdings LLC
11.75 due 05/15/2011	2,980,000	2,309,500

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cable & Television (continued)
Charter Communications Holdings LLC (continued)
12.125 due 01/15/2012	$90,000	$66,150
Comcast Corp.
6.50% due 01/15/2015	860,000	897,658
6.50% due 01/15/2017	450,000	469,193
CSC Holdings, Inc.
6.75% due 04/15/2012	400,000	382,500
CSC Holdings, Inc., Series B
8.125% due 08/15/2009	550,000	559,625
8.125% due 07/15/2009	75,000	76,219
Rogers Cable, Inc.
8.75% due 05/01/2032	525,000	659,791
Time Warner Entertainment Company LP
8.375% due 07/15/2033	820,000	987,778
Time Warner, Inc.
7.625% due 04/15/2031	1,775,000	1,964,250

		11,779,924

Cellular Communications - 0.53%
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (f)	190,000	175,750
AT&T Broadband Corp.
8.375% due 03/15/2013	1,580,000	1,772,575
Nextel Communications, Inc.
6.875% due 10/31/2013	250,000	246,281
Rogers Wireless, Inc.
7.25% due 12/15/2012	40,000	43,356
8.00% due 12/15/2012	140,000	146,063
Rural Cellular Corp.
8.1237% due 06/01/2013 (b)	190,000	192,850
8.25% due 03/15/2012	370,000	383,875
9.875% due 02/01/2010	105,000	108,937
True Move Company, Ltd.
10.75% due 12/16/2013 (f)	680,000	686,800

		3,756,487

Chemicals - 0.18%
Arco Chemical Company
9.80% due 02/01/2020	100,000	97,000
Georgia Gulf Corp.
9.50% due 10/15/2014	460,000	366,850
10.75% due 10/15/2016	180,000	120,600
Huntsman International LLC
7.875% due 11/15/2014	140,000	148,400
Methanex Corp.
8.75% due 08/15/2012	205,000	219,862
Montell Finance Company BV
8.10% due 03/15/2027 (f)	270,000	205,200
Westlake Chemical Corp.
6.625% due 01/15/2016	115,000	108,675

		1,266,587

Coal - 0.04%
International Coal Group, Inc.
10.25% due 07/15/2014	325,000	310,375

The accompanying notes are an integral part of the financial statements.

160

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Commercial Services - 0.52%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	$475,000	$496,969
Rental Service Corp.
9.50% due 12/01/2014	3,565,000	3,190,675

		3,687,644

Computers & Business Equipment - 0.03%
Activant Solutions, Inc.
9.50% due 05/01/2016	225,000	194,625

Construction Materials - 0.03%
Nortek, Inc.
8.50% due 09/01/2014	300,000	240,000

Containers & Glass - 0.18%
Graham Packaging Company
9.875% due 10/15/2014	330,000	303,600
Graphic Packaging International Corp.
9.50% due 08/15/2013	320,000	316,000
Owens-Illinois, Inc.
7.35% due 05/15/2008	500,000	501,250
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (f)	150,000	150,000
Radnor Holdings Corp.
11.00% due 03/15/2010 ^	175,000	1,312

		1,272,162

Correctional Facilities - 0.05%
Corrections Corp. of America
6.75% due 01/31/2014	350,000	351,312

Crude Petroleum & Natural Gas - 1.27%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	1,370,000	1,540,314
Anadarko Petroleum Corp.
5.3906% due 09/15/2009 (b)	1,340,000	1,319,262
5.95% due 09/15/2016	100,000	101,823
Chesapeake Energy Corp.
6.25% due 01/15/2018	245,000	235,200
6.625% due 01/15/2016	105,000	102,637
7.00% due 08/15/2014	300,000	301,500
Conoco, Inc.
6.95% due 04/15/2029	2,200,000	2,512,607
Hess Corp.
7.30% due 08/15/2031	1,220,000	1,370,391
7.875% due 10/01/2029	150,000	177,542
Mariner Energy, Inc.
7.50% due 04/15/2013	140,000	134,750
OPTI Canada, Inc.
7.875% due 12/15/2014 (f)	310,000	303,025
8.25% due 12/15/2014 (f)	200,000	198,000
PetroHawk Energy Corp.
9.125% due 07/15/2013	205,000	215,763
Quicksilver Resources, Inc.
7.125% due 04/01/2016	375,000	368,438
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	160,000	150,000

		9,031,252

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Domestic Oil - 0.15%
Exco Resources, Inc.
7.25% due 01/15/2011	$515,000	$495,687
Whiting Petroleum Corp.
7.00% due 02/01/2014	575,000	569,250

		1,064,937

Drugs & Health Care - 0.27%
Humana, Inc.
6.30% due 08/01/2018	1,980,000	1,938,101

Educational Services - 0.06%
Education Management Corp.
8.75% due 06/01/2014	200,000	200,750
10.25% due 06/01/2016	200,000	206,000

		406,750

Electrical Utilities - 4.32%
AES Corp.
7.75% due 03/01/2014 (a)***	5,066,000	5,103,995
7.75% due 10/15/2015 (f)	400,000	406,000
8.00% due 10/15/2017 (f)	3,505,000	3,583,863
9.375% due 09/15/2010	1,730,000	1,816,500
9.50% due 06/01/2009	1,630,000	1,687,050
Dominion Resources, Inc.
5.70% due 09/17/2012	1,370,000	1,406,807
Edison Mission Energy
7.625% due 05/15/2027	230,000	216,200
7.75% due 06/15/2016	260,000	267,800
Energy Future Holdings Corp.
10.875% due 11/01/2017 (f)	540,000	542,700
11.25% due 11/01/2017 (f)	3,060,000	3,098,250
Exelon Corp.
5.625% due 06/15/2035	635,000	567,080
FirstEnergy Corp.
6.45% due 11/15/2011	820,000	846,745
7.375% due 11/15/2031 ***	1,215,000	1,333,144
Midwest Generation LLC, Series B
8.56% due 01/02/2016	233,744	249,522
Orion Power Holdings, Inc.
12.00% due 05/01/2010	250,000	272,500
Pacific Gas & Electric Company
6.05% due 03/01/2034	930,000	928,454
TXU Corp., Series P
5.55% due 11/15/2014	1,580,000	1,261,129
TXU Corp., Series Q
6.50% due 11/15/2024	1,830,000	1,334,820
TXU Corp., Series R
6.55% due 11/15/2034	8,030,000	5,811,375

		30,733,934

Electronics - 0.12%
L-3 Communications Corp.
7.625% due 06/15/2012	850,000	870,187

Energy - 0.55%
Duke Energy Company
4.20% due 10/01/2008	2,120,000	2,106,676
Dynegy Holdings, Inc.
7.75% due 06/01/2019	510,000	470,475

The accompanying notes are an integral part of the financial statements.

161

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
NRG Energy, Inc.
7.25% due 02/01/2014	$225,000	$219,375
7.375% due 02/01/2016	975,000	950,625
VeraSun Energy Corp.
9.375% due 06/01/2017 (f)	170,000	148,325

		3,895,476

Financial Services - 13.33%
Aiful Corp.
5.00% due 08/10/2010 (f)	860,000	844,011
American General Finance Corp.
6.90% due 12/15/2017	410,000	410,410
Citigroup, Inc.
5.875% due 05/29/2037	11,870,000	11,077,832
Countrywide Financial Corp.
6.25% due 05/15/2016	610,000	351,096
Credit Suisse USA, Inc.
5.50% due 08/16/2011	510,000	524,037
Dow Jones CDX NA HY, Series 8-Tranche 1
7.625% due 06/29/2012 *** (f)	13,770,000	13,339,687
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	1,790,000	1,836,952
Emeralds 2006-1-O
5.105% due 08/04/2020 (b)(f)	449,391	449,251
Ford Motor Credit Company
7.00% due 10/01/2013	100,000	83,539
7.375% due 10/28/2009	130,000	122,362
7.80% due 06/01/2012	1,050,000	920,495
7.875% due 06/15/2010	2,825,000	2,606,534
7.9925% due 01/13/2012 (b)	110,000	92,396
8.00% due 12/15/2016 ***	19,150,000	16,266,221
9.875% due 08/10/2011	450,000	425,623
10.2406% due 06/15/2011 (b)	1,179,000	1,117,736
General Motors Acceptance Corp.
5.125% due 05/09/2008	380,000	375,801
5.85% due 01/14/2009	520,000	497,295
8.00% due 11/01/2031 ***	21,400,000	17,951,925
GMAC LLC
6.00% due 04/01/2011	1,790,000	1,524,045
Goldman Sachs Group LP
4.50% due 06/15/2010	1,090,000	1,086,415
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)***	3,200,000	2,960,896
International Lease Finance Corp.
5.875% due 05/01/2013	1,545,000	1,570,581
J.P. Morgan Chase & Company
6.625% due 03/15/2012	1,925,000	2,029,870
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010	1,380,000	1,364,541
Lehman Brothers Holdings, Inc., MTN
6.20% due 09/26/2014	440,000	448,126
6.75% due 12/28/2017	980,000	1,010,085
Leucadia National Corp.
8.125% due 09/15/2015	250,000	250,000
Morgan Stanley
4.75% due 04/01/2014 ***	2,840,000	2,660,665

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Morgan Stanley (continued)
5.6588% due 10/18/2016 (b)	$430,000	$401,189
Nell AF SARL
8.375% due 08/15/2015 (f)	303,000	244,672
Residential Capital LLC
7.50% due 02/22/2011 ***	1,370,000	852,825
8.00% due 04/17/2013	3,550,000	2,183,250
8.375% due 06/30/2015	80,000	48,400
Resona Preferred Global Securities (Cayman), Ltd.
7.191% due 12/29/2049 (b)(f)	860,000	853,325
Shinsei Finance Cayman, Ltd.
6.418% due 01/29/2049 (a)(b)(f)	1,410,000	1,197,110
Sigma Finance Inc., MTN
8.00% due 06/22/2017 (b)(f)	2,000,000	1,775,400
TNK-BP Finance SA
7.50% due 07/18/2016 *** (f)	2,560,000	2,480,000
7.875% due 03/13/2018 (f)	600,000	592,500

		94,827,098

Food & Beverages - 0.10%
Dole Food Company, Inc.
8.875% due 03/15/2011	742,000	686,350

Forest Products - 0.15%
Weyerhaeuser Company
6.75% due 03/15/2012	990,000	1,039,638

Funeral Services - 0.03%
Service Corp. International
7.50% due 04/01/2027	45,000	41,400
7.625% due 10/01/2018	105,000	105,525
7.875% due 02/01/2013	60,000	60,317

		207,242

Furniture & Fixtures - 0.11%
Norcraft Companies LP
9.00% due 11/01/2011	530,000	537,950
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	285,000	256,500

		794,450

Gas & Pipeline Utilities - 2.79%
El Paso Corp.
7.00% due 06/15/2017	2,020,000	2,022,095
7.375% due 12/15/2012	725,000	742,256
7.75% due 01/15/2032 (a)	10,155,000	10,308,107
7.80% due 08/01/2031 ***	3,373,000	3,423,113
7.875% due 06/15/2012	600,000	623,224
El Paso Natural Gas Company
8.375% due 06/15/2032	880,000	1,030,831
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013	245,000	237,694
6.30% due 02/01/2009	190,000	192,458
6.75% due 03/15/2011	190,000	199,320
7.125% due 03/15/2012	25,000	26,723
Williams Companies, Inc.
7.625% due 07/15/2019	75,000	81,281
7.875% due 09/01/2021	635,000	704,056

The accompanying notes are an integral part of the financial statements.

162

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
Williams Companies, Inc. (continued)
8.75% due 03/15/2032	$227,000	$277,508

		19,868,666

Healthcare Products - 0.11%
Advanced Medical Optics, Inc.
7.50% due 05/01/2017	145,000	133,400
Leiner Health Products, Inc.
11.00% due 06/01/2012	770,000	523,600
Universal Hospital Services, Inc.
8.2875% due 06/01/2015 (b)	70,000	70,000
8.50% due 06/01/2015	60,000	60,600

		787,600

Healthcare Services - 0.24%
DaVita, Inc.
7.25% due 03/15/2015	610,000	611,525
U.S. Oncology Holdings, Inc., PIK, Series S/A
10.7594% due 03/15/2012	315,000	261,450
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	840,000	808,500

		1,681,475

Holdings Companies/Conglomerates - 0.10%
Ashtead Capital, Inc.
9.00% due 08/15/2016 (f)	831,000	735,435
Leucadia National Corp
7.125% due 03/15/2017	10,000	9,250

		744,685

Hotels & Restaurants - 0.09%
Buffets, Inc.
12.50% due 11/01/2014	300,000	114,000
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	200,000	188,500
El Pollo Loco, Inc.
11.75% due 11/15/2013	140,000	132,300
Sbarro, Inc.
10.375% due 02/01/2015	260,000	228,800

		663,600

Industrial Machinery - 0.06%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	420,000	388,500
Terex Corp.
8.00% due 11/15/2017	50,000	50,625

		439,125

Insurance - 0.03%
American International Group, Inc., MTN
5.85% due 01/16/2018	240,000	241,572

International Oil - 2.46%
Corral Finans AB, PIK
10.2425% due 04/15/2010 (b)(f)	203,632	185,305
Gaz Capital for Gazprom
6.212% due 11/22/2016 (f)	1,680,000	1,611,792
6.51% due 03/07/2022 (f)	930,000	884,151
8.625% due 04/28/2034	1,175,000	1,468,750

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

International Oil (continued)
Kerr-McGee Corp.
6.95% due 07/01/2024	$900,000	$961,378
OAO Gazprom
9.625% due 03/01/2013	300,000	340,003
OAO Gazprom, Series A7
0.267 due 10/29/2009	29,480,000	1,201,007
OAO Gazprom, Series A8
0.271 due 10/27/2011	9,820,000	400,464
Pemex Project Funding Master Trust
6.625% due 06/15/2035 ***	9,343,000	9,847,840
6.625% due 06/15/2035 (f)	280,000	295,129
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)	175,000	162,969
7.00% due 05/01/2017 (f)	190,000	173,850

		17,532,638

Leisure Time - 0.55%
Boyd Gaming Corp.
6.75% due 04/15/2014	575,000	547,687
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (f)	399,000	385,035
Herbst Gaming, Inc.
8.125% due 06/01/2012	375,000	244,688
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010	345,000	358,800
MGM Mirage, Inc.
7.625% due 01/15/2017	450,000	444,375
8.375% due 02/01/2011	245,000	250,512
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	250,000	235,000
7.125% due 08/15/2014	225,000	217,688
Park Place Entertainment Corp.
8.875% due 09/15/2008	50,000	51,704
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	600,000	606,000
River Rock Entertainment Authority
9.75% due 11/01/2011	40,000	41,800
Snoqualmie Entertainment Authority
9.0625% due 02/01/2014 (b)(f)	80,000	75,600
9.125% due 02/01/2015 (f)	75,000	72,375
Station Casinos, Inc.
7.75% due 08/15/2016	420,000	379,050

		3,910,314

Manufacturing - 1.41%
Tyco International Group SA
6.00% due 11/15/2013 ***	1,970,000	2,024,845
6.125% due 11/01/2008 ***	1,780,000	1,795,308
6.125% due 01/15/2009	30,000	30,373
6.375% due 10/15/2011	280,000	289,771
6.75% due 02/15/2011	660,000	692,235
6.875% due 01/15/2029 ***	5,130,000	5,195,541

		10,028,073

Medical-Hospitals - 1.73%
HCA, Inc.
6.375% due 01/15/2015	630,000	532,350

The accompanying notes are an integral part of the financial statements.

163

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Medical-Hospitals (continued)
HCA, Inc. (continued)
6.50% due 02/15/2016	$487,000	$411,515
7.50% due 11/06/2033	50,000	39,125
9.125% due 11/15/2014	1,030,000	1,071,200
9.25% due 11/15/2016	1,820,000	1,911,000
9.625% due 11/15/2016	3,516,000	3,718,170
Tenet Healthcare Corp.
6.875% due 11/15/2031	6,200,000	4,619,000
7.375% due 02/01/2013	9,000	7,875

		12,310,235

Mining - 1.08%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	2,560,000	2,745,600
Noranda Aluminium Holding Corp., PIK
10.4875% due 11/15/2014 (b)(f)	240,000	204,000
Vale Overseas, Ltd.
6.875% due 11/21/2036	4,625,000	4,678,701
8.25% due 01/17/2034	50,000	57,892

		7,686,193

Office Furnishings & Supplies - 0.05%
Interface, Inc.
9.50% due 02/01/2014	150,000	156,750
10.375% due 02/01/2010	225,000	235,687

		392,437

Paper - 0.57%
Abitibi-Consolidated, Inc.
6.00% due 06/20/2013	90,000	61,313
7.40% due 04/01/2018	235,000	154,513
7.75% due 06/15/2011	90,000	70,200
8.375% due 04/01/2015	165,000	122,512
8.4906% due 06/15/2011 (b)	70,000	55,300
8.55% due 08/01/2010	60,000	52,500
Appleton Papers, Inc.
8.125% due 06/15/2011	50,000	49,062
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	430,000	425,700
NewPage Corp.
10.00% due 05/01/2012 (f)	160,000	161,600
11.1613% due 05/01/2012 (b)	2,545,000	2,624,531
Smurfit Capital Funding PLC
7.50% due 11/20/2025	300,000	283,500

		4,060,731

Petroleum Services - 0.22%
Belden & Blake Corp.
8.75% due 07/15/2012	450,000	454,500
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	95,000	96,188
Complete Production Services, Inc.
8.00% due 12/15/2016	350,000	338,625
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	300,000	307,152
Key Energy Services, Inc.
8.375% due 12/01/2014 (f)	250,000	255,625

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Petroleum Services (continued)
Pride International, Inc.
7.375% due 07/15/2014	$105,000	$107,887
SESI LLC
6.875% due 06/01/2014	15,000	14,475

		1,574,452
Photography - 2.34%
Eastman Kodak Company
3.375% due 10/15/2033 ***	7,830,000	7,967,025
7.25% due 11/15/2013 (a)	8,650,000	8,650,000

		16,617,025

Plastics - 0.25%
Milacron Escrow Corp.
11.50% due 05/15/2011	45,000	41,175
Newpage Holding Corp.
11.8181% due 11/01/2013	1,800,000	1,728,000

		1,769,175

Publishing - 0.10%
Dex Media West LLC
9.875% due 08/15/2013	145,000	150,800
Idearc, Inc.
8.00% due 11/15/2016	300,000	275,250
TL Acquisitions, Inc.
10.50% due 01/15/2015 (f)	310,000	297,987

		724,037

Railroads & Equipment - 0.08%
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	285,000	298,538
Kansas City Southern de Mexico
7.625% due 12/01/2013	80,000	78,900
Kansas City Southern Railway Company
7.50% due 06/15/2009	180,000	180,225

		557,663

Real Estate - 0.18%
Ashton Woods USA
9.50% due 10/01/2015	130,000	83,200
Forest City Enterprises
7.625% due 06/01/2015	10,000	9,650
Kimball Hill, Inc.
10.50% due 12/15/2012	70,000	23,800
Realogy Corp.
12.375% due 04/15/2015 (f)	1,370,000	863,100
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016	65,000	63,700
6.75% due 04/01/2017	275,000	272,250

		1,315,700

Retail - 0.09%
Eye Care Centers of America
10.75% due 02/15/2015	60,000	63,600
Suburban Propane Partners LP
6.875% due 12/15/2013	560,000	543,200

		606,800

The accompanying notes are an integral part of the financial statements.

164

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Retail Trade - 1.02%
American Greetings Corp.
7.375% due 06/01/2016	$30,000	$29,175
Blockbuster, Inc.
9.00% due 09/01/2012	270,000	230,850
CVS Corp.
9.35% due 01/10/2023 (f)	3,000,000	3,240,000
CVS Lease Pass Through
6.036% due 12/10/2028 (f)	831,154	798,041
Dollar General Corp., PIK
11.875% due 07/15/2017 (f)	660,000	519,750
Neiman Marcus Group, Inc.
9.00% due 10/15/2015	60,000	61,875
10.375% due 10/15/2015	2,255,000	2,348,019

		7,227,710
Sanitary Services - 0.22%
Allied Waste North America, Inc.
6.375% due 04/15/2011	100,000	99,000
Waste Management, Inc.
6.375% due 11/15/2012	1,370,000	1,448,527

		1,547,527
Semiconductors - 0.04%
NXP BV / NXP Funding LLC
7.875% due 10/15/2014	205,000	194,750
9.50% due 10/15/2015	70,000	64,138

		258,888
Steel - 0.73%
Metals USA, Inc.
11.125% due 12/01/2015	650,000	672,750
Ryerson, Inc.
12.00% due 11/01/2015 (f)	4,235,000	4,182,063
Steel Dynamics, Inc.
7.375% due 11/01/2012 (f)	150,000	150,750
Tube City IMS Corp.
9.75% due 02/01/2015	235,000	211,500

		5,217,063
Telecommunications Equipment &
Services - 0.58%
Citizens Communications Company
7.875% due 01/15/2027	300,000	285,750
Deutsche Telekom International Finance BV
5.75% due 03/23/2016	820,000	820,768
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015	165,000	170,363
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	240,000	241,200
11.25% due 06/15/2016	710,000	733,075
Level 3 Financing, Inc.
9.15% due 02/15/2015 (b)	10,000	8,425
9.25% due 11/01/2014	670,000	606,350
PanAmSat Corp.
9.00% due 08/15/2014	95,000	95,475
Royal KPN NV
8.00% due 10/01/2010	1,090,000	1,168,988

		4,130,394

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Telephone - 0.95%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	$70,000	$60,725
Cincinnati Bell, Inc.
7.00% due 02/15/2015	170,000	160,650
Hawaiian Telcom Communications Inc, Series B
9.75% due 05/01/2013	100,000	99,250
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (f)	590,000	604,750
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	555,000	553,612
Qwest Corp.
8.2406% due 06/15/2013 (b)	30,000	30,600
Sprint Capital Corp.
8.375% due 03/15/2012	1,730,000	1,873,632
Telecom Italia Capital SA
5.25% due 10/01/2015	880,000	857,339
Verizon Florida, Inc., Series F
6.125% due 01/15/2013	520,000	536,773
Virgin Media, Inc.
9.125% due 08/15/2016	465,000	460,350
Virgin Media, Inc., Series S
8.75% due 04/15/2014	70,000	69,475
Windstream Corp.
8.125% due 08/01/2013	960,000	993,600
8.625% due 08/01/2016	470,000	493,500

		6,794,256
Tobacco - 0.29%
Alliance One International, Inc.
8.50% due 05/15/2012	60,000	58,500
11.00% due 05/15/2012	150,000	156,750
Altria Group, Inc.
7.00% due 11/04/2013	1,640,000	1,834,073

		2,049,323
Transportation - 0.05%
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	375,000	380,625
Trucking & Freight - 0.05%
Saint Acquisition Corp.
12.50% due 05/15/2017 (a)(f)	475,000	245,219
12.6187% due 05/15/2015 (b)(f)	220,000	113,575

		358,794
Utility Service - 0.15%
Edison Mission Energy
7.00% due 05/15/2017	460,000	451,950
7.20% due 05/15/2019	610,000	599,325

		1,051,275

TOTAL CORPORATE BONDS (Cost $389,069,294)		$370,272,569

COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.68%
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class A4
5.372% due 09/10/2045 (b)	1,640,000	1,646,504

The accompanying notes are an integral part of the financial statements.

165

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Mortgage Securities,
Series 2005-C, Class 2A1
4.7045% due 04/25/2035 (b)	$262,946	$262,139
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-12, Class 24A1
5.7826% due 02/25/2036 (b)***	2,066,691	2,027,059
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
7.0552% due 11/25/2034 (b)	1,206,959	1,244,424
Bear Stearns Structured Products Inc., Series
2007-R10, Class A1
5.1388% due 12/31/2037 (b)*** (f)	6,413,051	6,364,953
Bear Stearns Structured Products Inc., Series
2007-R11, Class A1A
6.0208% due 09/25/2037 (b)*** (f)	6,990,092	6,850,290
Commercial Mortgage Asset Trust,
Series 1999-C1, Class C
7.35% due 01/17/2032	580,000	648,452
Commercial Mortgage Pass-Through Certificates,
Series 2001-J2A, Class A1
5.447% due 07/16/2034 (f)	550,779	560,292
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.1487% due 07/25/2036 (b)***	3,845,867	3,476,965
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.1487% due 07/25/2036 (b)***	4,006,390	3,453,096
Countrywide Home Loans, Series 2005-9, Class 2A1
5.085% due 05/25/2035 (b)	153,735	145,773
Countrywide Home Loans, Series 2006-HYB3,
Class 2A1A
5.7226% due 04/20/2036 (b)	275,383	279,110
Countrywide Home Loans,
Series 2004-25, Class 2A1
5.205% due 02/25/2035 (b)	250,985	236,224
Credit Suisse Mortgage Capital Certificates, Series
2006-C1, Class A4
5.5545% due 02/15/2039 (b)	2,580,000	2,619,103
First Boston Mortgage Securities Corp., Series D
10.965% IO due 05/25/2017	21,615	4,997
First Union National Bank Commercial Mortgage,
Series 2000-C1
0.5295% IO due 05/17/2032 (b)	25,967,569	459,291
GMAC Mortgage Corp. Loan Trust, Series
2005-AR5, Class 3A1
5.0508% due 09/19/2035 (b)	96,221	96,026
Green Tree Financial Corp., Series 1997-6, Class A8
7.07% due 09/15/2007	878,622	920,954
Greenpoint Mortgage Funding Trust, Series
2005-AR4, Class 1A1
5.125% due 10/25/2045 (b)	408,294	380,913
Greenpoint Mortgage Funding Trust, Series
2006-AR5, Class A1A
4.945% due 10/25/2046 (b)	1,181,118	1,142,102
Impac Secured Assets Corp., Series 2005-2,
Class A1
5.185% due 03/25/2036 (b)	1,718,068	1,637,437
IndyMac Index Mortgage Loan Trust, Series
2006-AR6, Class 2A1A
5.065% due 06/25/2047 (b)***	5,395,784	5,087,341

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
J.P. Morgan Chase Commercial Mortgage
Securities Corp, Series 2006-CB15, Class A4
5.814% due 06/12/2043 (b)***	$3,960,000	$4,093,827
J.P. Morgan Mortgage Trust, Series 2005-A6,
Class 7A1
4.9675% due 08/25/2035 (b)	543,952	541,661
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.055% due 05/25/2046 (b)***	3,308,695	3,113,637
Master Adjustable Rate Mortgages Trust.,
Series 2006-2, Class 3A1
4.8476% due 01/25/2036 (b)	1,190,211	1,182,227
Master Adjustable Rate Mortgages Trust.,
Series 2006-OA1, Class 1A1
5.075% due 04/25/2046 (b)***	3,809,908	3,615,724
Master Seasoned Securities Trust, Series 2005-2,
Class 4A1
6.8575% due 10/25/2032 (b)	938,050	932,637
MASTR Asset Securitization Trust, Series 2003-6,
Class 1A1
5.50% due 07/25/2033	1,215,297	1,170,400
Merit Securities Corp., Series 11PA, Class B2
6.30% due 09/28/2032 (b)(f)	871,340	803,299
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.6587% due 05/12/2039 (b)	1,810,000	1,863,609
Morgan Stanley Mortgage Loan Trust, Series
2004-8AR, Class 4A1
5.3492% due 10/25/2034 (b)	765,420	768,920
Morgan Stanley Mortgage Loan Trust, Series
2006-8AR, Class 4A1
5.4674% due 06/25/2036 (b)***	3,736,059	3,705,078
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.055% due 06/25/2036 (b)***	3,097,982	2,948,639
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00% due 11/25/2036 *** (f)	3,926,226	3,881,214
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR3, Class 2A1
7.5144% due 08/25/2035 (b)	325,812	328,024
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR4, Class A1
5.175% due 12/25/2035 (b)	824,217	780,830
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3
5.055% due 12/25/2035 (b)***	3,594,167	3,404,122
Thornburg Mortgage Securities Trust, Series
2005-2, Class A3
5.105% due 07/25/2045 (b)	459,249	458,965
Thornburg Mortgage Securities Trust, Series
2005-4, Class A3
5.095% due 12/25/2035 (b)	1,919,167	1,914,558
Thornburg Mortgage Securities Trust, Series
2006-1, Class A3
5.035% due 01/25/2036 (b)	7,014,664	6,785,483
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
4.97% due 06/25/2009 (b)***	4,371,990	4,347,299

The accompanying notes are an integral part of the financial statements.

166

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
4.975% due 06/25/2036 (b)***	$4,590,092	$4,564,463
Thornburg Mortgage Securities Trust, Series
2007-4, Class 2A1
6.2309% due 09/25/2037 (b)	2,776,910	2,786,548
Thornburg Mortgage Securities Trust, Series
2007-4, Class 3A1
6.2201% due 09/25/2037 (b)	2,565,460	2,542,453
WaMu Mortgage Pass-Through Certificates, Series
2005-AR11, Class A1B3
5.265% due 08/25/2045 (b)	427,777	415,262
WaMu Mortgage Pass-Through Certificates, Series
2005-AR13, Class A1A1
5.155% due 10/25/2045 (b)	1,099,208	1,032,826
WaMu Mortgage Pass-Through Certificates, Series
2005-AR17, Class A1A1
5.135% due 12/25/2045 (b)***	2,578,369	2,441,259
WaMu Mortgage Pass-Through Certificates, Series
2005-AR17, Class A1A2
5.155% due 12/25/2045 (b)	429,728	407,111
WaMu Mortgage Pass-Through Certificates, Series
2005-AR6, Class 2A1A
5.095% due 04/25/2045 (b)	742,229	700,762
WaMu Mortgage Pass-Through Certificates, Series
2005-AR8, Class 1A1A
5.135% due 07/25/2045 (b)	1,109,274	1,045,386
Zuni Mortgage Loan Trust, Series 2006-OA1,
Class A1
4.995% due 06/25/2036 (b)***	2,413,011	2,307,275

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $107,204,383)		$104,426,943

ASSET BACKED SECURITIES - 5.85%
ACE Securities Corp., Series 2006-GP1, Class A
4.995% due 02/25/2031 (b)***	2,940,814	2,827,555
Amortizing Residential Collateral Trust,
Series 2002-BC6, Class M2
6.065% due 08/25/2032 (b)	139,871	25,561
Asset Backed Securities Corp.,
Series 2003-HE2, Class M2
7.8775% due 04/15/2033 (b)	114,099	106,737
Bear Stearns Asset Backed Securities Inc., Series
2007-SD1, Class 1A2A
6.00% due 10/25/2036 ***	3,275,394	2,922,267
Bear Stearns Asset Backed Securities Inc., Series
2007-SD1, Class 1A3A
6.50% due 10/25/2036 ***	3,216,185	3,032,762
Countrywide Asset-Backed Certificates,
Series 2004-5, Class M4
6.0331% due 06/25/2034 (b)	718,811	582,516
GSAA Home Equity Trust, Series 2005-7, Class AV1
4.975% due 05/25/2035 (b)	52,818	52,808
GSAMP Trust, Series 2006-S4, Class A1
4.954% due 05/25/2036 (b)***	1,431,090	1,152,902
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
4.995% due 06/25/2036 (b)***	3,009,626	1,579,782

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
IXIS Real Estate Capital Trust, Series 2006-HE2,
Class A1
4.925% due 08/25/2036 (b)***	$1,119,581	$1,112,133
Lehman XS Trust, Series 2007-9, Class 1A1
4.9087% due 06/25/2037 (b)	1,850,531	1,743,837
Long Beach Mortgage Loan Trust, Series 2006-4,
Class 2A1
4.915% due 05/25/2036 (b)***	1,313,849	1,306,961
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H1, Class 2A1
6.365% due 10/25/2037 (b)	6,738,688	6,593,388
Merrill Lynch Mortgage Investors, Inc., Series
2005-WM1N, Class N1
5.00% due 09/25/2035 (f)	8,540	8,309
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035	1,173,615	1,255,578
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.015% due 03/25/2036 (b)(c)***	2,070,859	1,646,901
MSDWCC Heloc Trust, Series 2005-1, Class A
5.055% due 07/25/2017 (b)	42,060	40,347
RAAC Series, Series 2006-RP2, Class A
5.115% due 02/25/2037 (b)*** (f)	2,895,966	2,654,760
Residential Asset Securities Corp., Series
2006-KS3, Class AI1
4.935% due 06/25/2027 (b)	288,453	287,754
SACO I Trust, Inc., Series 2005-7, Class A
5.145% due 09/25/2035 (b)	428,398	419,530
SACO I Trust, Inc., Series 2006-5, Class 1A
5.015% due 04/25/2036 (b)	1,813,003	1,119,870
SACO I Trust, Inc., Series 2006-6, Class A
4.995% due 06/25/2036 (b)	2,839,571	1,171,051
Sail Net Interest Margin Notes, Series 2004-2A,
Class A
5.50% due 03/27/2034 (f)	46,524	3,080
SLM Student Loan Trust, Series 2006-5, Class A2
5.0738% due 07/25/2017 (b)***	3,383,659	3,382,885
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
4.975% due 02/25/2036 (b)*** (f)	3,048,203	1,087,744
Structured Asset Securities Corp., Series
2007-TC1, Class A
5.165% due 04/25/2031 (b)*** (f)	6,175,124	5,494,897

TOTAL ASSET BACKED SECURITIES
(Cost $50,234,100)		$41,611,915

SUPRANATIONAL OBLIGATIONS - 0.43%

Venezuela - 0.43%
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	2,857,000	3,048,488

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $3,105,270)		$3,048,488

COMMON STOCKS - 0.00%

Computers & Business Equipment - 0.00%
ATSI Holdings, Inc. *	8,111	0

The accompanying notes are an integral part of the financial statements.

167

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)

Household Products - 0.00%
Home Interiors *		1,103,919	$11,039

TOTAL COMMON STOCKS (Cost $441,132)			$11,039

PREFERRED STOCKS - 1.44%

Automobiles - 0.37%
General Motors Corp., Series C		135,250	2,646,842

Financial Services - 1.07%
Federal Home Loan Mortgage Corp., Series V		178,375	3,433,719
Federal Home Loan Mortgage Corp., Series Z *		96,000	2,510,400
Federal National Mortgage Association		64,000	1,648,000

			7,592,119

TOTAL PREFERRED STOCKS (Cost $10,403,063)			$10,238,961

TERM LOANS - 0.25%

Business Services - 0.25%
First Data Corp.
7.98% due 10/15/2014 (b)		1,860,000	1,770,246

TOTAL TERM LOANS (Cost $1,788,234)			$1,770,246

OPTIONS - 0.00%

Call Options - 0.00%
U.S. Treasury Notes 10 Year Futures
Expiration 02/22/2008 at $135.00 *		450,000	5,400
Put Options - 0.00%
Eurodollar Futures
Expiration 06/16/2008 at $94.125 *		905,000	4,072
Expiration 03/17/2008 at $94.625 *		1,420,000	6,390

			10,462

TOTAL OPTIONS (Cost $15,862)			$15,862

REPURCHASE AGREEMENTS - 1.41%
Merrill Lynch Tri-Party Repurchase
Agreement dated 12/31/2007 at
4.05% to be repurchased at
$10,002,250 on 01/02/2008,
collateralized by $7,892,000
Tennessee Valley Authority,
7.125% due 05/01/2030 (valued at
$10,200,000 including interest) ***		$10,000,000	$10,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,000,000)			$10,000,000

SHORT TERM INVESTMENTS - 4.85%
Bank Negara Malaysia Monetary Notes, Series 1907
zero coupon due 03/13/2008 to 05/08/2008	MYR	2,159,000	$644,798
Bank Negara Malaysia Monetary Notes, Series 4007
zero coupon due 04/10/2008		7,119,000	2,132,477
Bank Negara Malaysia Monetary Notes, Series 4207
zero coupon due 04/22/2008		431,000	128,982
Egypt Treasury Bills, Series 364
zero coupon due 10/28/2008 to
11/11/2008	EGP	41,950,000	7,176,352

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
Federal National Mortgage Association Discount
Notes
zero coupon due 03/17/2008 to 04/07/2008 ****	$9,725,000	$9,631,688
John Hancock Cash
Investment Trust, 5.1013% (c)(g)	14,833,887	14,833,887

TOTAL SHORT TERM INVESTMENTS
(Cost $34,529,576)		$34,548,184

Total Investments (Strategic Bond Trust)
(Cost $833,419,954) - 113.70%		$809,030,105
Liabilities in Excess of Other Assets - (13.70)%		(97,469,944)

TOTAL NET ASSETS - 100.00%		$711,560,161

Strategic Income Trust

	Shares or Principal Amount		Value

U.S. TREASURY OBLIGATIONS - 5.20%

U.S. Treasury Bonds - 0.81%
8.125% due 08/15/2019		$1,065,000	$1,435,587
9.25% due 02/15/2016		1,860,000	2,539,335

			3,974,922
U.S. Treasury Notes - 4.39%
4.25% due 11/15/2013		5,745,000	5,956,399
4.625% due 07/31/2009		6,455,000	6,605,279
4.75% due 05/15/2014		3,890,000	4,136,466
4.875% due 08/15/2016		4,680,000	4,986,395

			21,684,539

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,304,723)			$25,659,461

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.02%

Federal National Mortgage
Association - 10.02%
5.375% due 06/12/2017		8,000,000	8,498,192
5.492% due 03/01/2037		1,941,855	1,952,698
5.50% due 02/01/2037 to 09/01/2037		13,134,133	13,119,333
6.00% due 08/01/2022 to 09/01/2037		14,954,293	15,206,054
6.50% due 08/01/2036 to 11/01/2036		10,382,318	10,673,700

			49,449,977

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $48,337,064)			$49,449,977

FOREIGN GOVERNMENT OBLIGATIONS - 19.37%

Austria - 0.20%
Republic of Austria
6.00% due 09/26/2008	NZD	1,315,000	991,376
Canada - 7.18%
Government of Canada
6.00% due 06/01/2011	CAD	12,110,000	13,108,788
Province of Ontario
4.40% due 03/08/2016		4,775,000	4,830,106

The accompanying notes are an integral part of the financial statements.

168

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Canada (continued)
Province of Ontario (continued)
4.50% due 03/08/2015	CAD	3,410,000	$3,479,275
5.70% due 12/01/2008		1,255,000	1,290,287
6.25% due 06/16/2015	NZD	2,600,000	1,817,153
6.375% due 10/12/2010		5,760,000	4,217,320
Province of Quebec
5.25% due 10/01/2013	CAD	6,320,000	6,687,373

			35,430,302

Colombia - 0.95%
Republic of Colombia
10.00% due 01/23/2012		$110,000	127,875
10.75% due 01/15/2013		3,700,000	4,541,750

			4,669,625

France - 1.80%
Government of France
4.75% due 10/25/2012	EUR	5,955,000	8,913,637

Germany - 1.01%
Federal Republic of Germany
5.00% due 07/04/2012		3,290,000	4,971,680

Ireland - 2.49%
Republic of Ireland
4.50% due 10/18/2018		8,415,000	12,274,585

Mexico - 0.83%
Government of Mexico
5.625% due 01/15/2017		$530,000	537,155
5.875% due 01/15/2014		510,000	530,400
6.375% due 01/16/2013		410,000	436,035
8.00% due 12/17/2015	MXN	22,780,000	2,066,507
8.125% due 12/30/2019		$310,000	377,735
10.375% due 02/17/2009		160,000	170,080

			4,117,912

Spain - 3.68%
Kingdom of Spain
4.20% due 07/30/2013	EUR	5,515,000	8,061,506
5.00% due 07/30/2012		2,705,000	4,086,297
5.35% due 10/31/2011		3,965,000	6,033,444

			18,181,247

United Kingdom - 1.23%
Government of United Kingdom
4.00% due 03/07/2009	GBP	220,000	435,813
5.00% due 03/07/2008		2,830,000	5,633,399

			6,069,212

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $88,754,529)			$95,619,576

CORPORATE BONDS - 38.50%

Advertising - 0.08%
Vertis, Inc.
9.75% due 04/01/2009		$425,000	391,000

Strategic Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Aerospace - 0.04%
DRS Technologies, Inc.
7.625% due 02/01/2018		$200,000	$202,500

Agriculture - 0.06%
Saskatchewan Wheat Pool, Inc.
8.00% due 04/08/2013	CAD	300,000	307,006
Air Travel - 0.67%
Delta Air Lines, Inc.
6.821% due 08/10/2022 (f)		$1,785,000	1,713,600
Northwest Airlines, Inc., Series 07-1
7.027% due 11/01/2019		1,645,000	1,603,875

			3,317,475
Amusement & Theme Parks - 0.36%
HRP Myrtle Beach Operations LLC
9.8944% due 04/01/2012 (b)(f)		1,855,000	1,766,888

Apparel & Textiles - 0.43%
Hanesbrands, Inc., Series B
8.2037% due 12/15/2014 (b)		2,155,000	2,133,450

Automobiles - 0.98%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375% due 03/21/2013	EUR	3,440,000	4,814,192

Banking - 0.58%
Banco Macro SA
8.50% due 02/01/2017		$1,425,000	1,221,937
BanColombia SA
6.875% due 05/25/2017		695,000	646,350
Landwirtschaftliche Rentenbank, EMTN
6.50% due 09/17/2009	NZD	1,305,000	970,159

			2,838,446
Broadcasting - 0.85%
Allbritton Communications Company
7.75% due 12/15/2012		$2,675,000	2,648,250
Radio One, Inc.
8.875% due 07/01/2011		325,000	304,281
XM Satellite Radio, Inc.
9.4113% due 05/01/2013 (b)		500,000	470,000
9.75% due 05/01/2014		815,000	788,513

			4,211,044
Buildings - 0.11%
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)		525,000	547,199

Business Services - 0.76%
Allied Security Escrow Corp.
11.375% due 07/15/2011		300,000	282,000
Minerva Overseas, Ltd.
9.50% due 02/01/2017 (f)		3,150,000	3,016,125
Vangent, Inc.
9.625% due 02/15/2015		500,000	428,750

			3,726,875
Cable & Television - 1.12%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012		100,000	97,000

The accompanying notes are an integral part of the financial statements.

169

John Hancock Trust Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Cable & Television (continued)
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010		$1,960,000	$1,920,800
Rogers Cable, Inc.
7.25% due 12/15/2011	CAD	250,000	269,484
Shaw Communications, Inc.
5.70% due 03/02/2017		690,000	659,036
6.10% due 11/16/2012		500,000	506,160
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		$816,000	831,300
Young Broadcasting, Inc.
10.00% due 03/01/2011		1,595,000	1,246,094

			5,529,874
Cellular Communications - 0.89%
Centennial Communications Corp.
10.00% due 01/01/2013		2,050,000	2,132,000
Rural Cellular Corp.
8.1237% due 06/01/2013 (b)		930,000	943,950
10.6613% due 11/01/2012 (b)		1,290,000	1,315,800

			4,391,750
Chemicals - 0.31%
American Pacific Corp.
9.00% due 02/01/2015		1,540,000	1,543,850
Commercial Services - 0.21%
Aramak Services, Inc.
8.4113% due 02/01/2015 (b)		1,070,000	1,043,250
Containers & Glass - 2.36%
BWAY Corp.
10.00% due 10/15/2010		2,205,000	2,182,950
Graphic Packaging International Corp.
8.50% due 08/15/2011		1,000,000	990,000
9.50% due 08/15/2013		1,500,000	1,481,250
OI European Group BV
6.875% due 03/31/2017 (f)	EUR	475,000	663,222
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		$1,650,000	1,711,875
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017		875,000	845,469
8.375% due 07/01/2012		3,050,000	3,027,125
US Corrugated, Inc.
10.00% due 06/12/2013		785,000	722,200

			11,624,091
Crude Petroleum & Natural Gas - 0.56%
Denbury Resources, Inc.
7.50% due 12/15/2015		685,000	691,850
Energy XXI Gulf Coast, Inc.
10.00% due 06/15/2013		1,060,000	972,550
Regency Energy Partners LP
8.375% due 12/15/2013		700,000	721,000
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)		415,000	389,063

			2,774,463

Strategic Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Diversified Financial Services - 0.68%
General Electric Capital Corp.
6.625% due 02/04/2010	NZD	4,515,000	$3,341,034
Electrical Utilities - 0.22%
Cia de Transporte de Energia Electrica de Alta
Tension SA
8.875% due 12/15/2016 (f)		$1,230,000	1,083,630
Electronics - 0.07%
L-3 Communications Corp., Series B
6.375% due 10/15/2015		370,000	364,450
Financial Services - 10.14%
Canada Housing Trust
4.55% due 12/15/2012 (f)	CAD	4,110,000	4,231,258
4.80% due 06/15/2012		8,035,000	8,351,776
Capital One Capital IV
6.745% due 02/17/2037 (b)		$475,000	353,222
CIT Group, Inc.
5.00% due 02/13/2014		675,000	594,232
Cosan Finance, Ltd.
7.00% due 02/01/2017 (f)		1,090,000	1,021,875
Ford Motor Credit Company
7.80% due 06/01/2012		540,000	473,397
Ford Motor Credit Company LLC
9.75% due 09/15/2010		1,880,000	1,793,900
Independencia International, Ltd.
9.875% due 01/31/2017 (f)		2,000,000	2,000,000
ISA Capital do Brasil SA
8.80% due 01/30/2017 (f)		530,000	545,900
Local TV Finance LLC
9.25% due 06/15/2015 (f)		260,000	248,300
New South Wales Treasury Corp., Series 10RG
7.00% due 12/01/2010	AUD	30,290,000	26,404,277
Nexstar Finance, Inc.
7.00% due 01/15/2014		$1,070,000	996,438
Orascom Telecom Finance
7.875% due 02/08/2014 (f)		480,000	453,600
TAM Capital, Inc.
7.375% due 04/25/2017		995,000	855,700
Toyota Motor Credit Corp., EMTN
6.75% due 09/21/2009	NZD	1,700,000	1,265,646
Ucar Finance, Inc.
10.25% due 02/15/2012		$418,000	431,063

			50,020,584
Food & Beverages - 0.63%
Cosan SA Industria e Comercio
8.25% due 02/28/2049 (f)		2,200,000	2,035,000
Sadia Overseas, Ltd.
6.875% due 05/24/2017 (f)		1,100,000	1,057,650

			3,092,650
Gas & Pipeline Utilities - 1.02%
KN Capital Trust I, Series B
8.56% due 04/15/2027		360,000	338,400
MarkWest Energy Partners LP, Series B
8.50% due 07/15/2016		2,265,000	2,276,325

The accompanying notes are an integral part of the financial statements.

170

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
NGPL Pipeco LLC
7.119% due 12/15/2017 (f)	$1,030,000	$1,056,109
Southern Union Company
7.20% due 11/01/2066 (b)	830,000	816,371
Williams Partners Finance Corp.
7.25% due 02/01/2017	540,000	556,200

		5,043,405
Healthcare Products - 0.41%
Bausch & Lomb, Inc.
9.875% due 11/01/2015 (f)	490,000	497,350
Hanger Orthopedic Group, Inc.
10.25% due 06/01/2014	1,505,000	1,542,625

		2,039,975
Healthcare Services - 0.22%
Alliance Imaging, Inc.
7.25% due 12/15/2012 (f)	415,000	394,250
Healthsouth Corp.
10.8287% due 06/15/2014 (b)	660,000	671,550

		1,065,800
Hotels & Restaurants - 1.78%
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	4,070,000	3,835,975
Dave & Buster’s, Inc.
11.25% due 03/15/2014	2,150,000	2,031,750
Landry’s Restaurants, Inc.
9.50% due 12/15/2014	2,930,000	2,900,700

		8,768,425
Industrial Machinery - 0.26%
Manitowoc, Inc.
7.125% due 11/01/2013	1,305,000	1,291,950

Insurance - 0.26%
Sul America Participacoes SA
8.625% due 02/15/2012 (f)	285,114	293,667
Symetra Financial Corp.
8.30% due 10/15/2067 (b)(f)	990,000	974,630

		1,268,297
International Oil - 0.13%
Ocean Rig Norway AS
8.375% due 07/01/2013 (f)	300,000	318,750
Pemex Project Funding Master Trust
9.125% due 10/13/2010	280,000	309,400

		628,150
Leisure Time - 6.49%
AMC Entertainment, Inc.
8.00% due 03/01/2014	1,905,000	1,790,700
Chukchansi Economic Development Authority
8.00% due 11/15/2013 (f)	695,000	677,625
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	1,000,000	931,250
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (f)	950,000	824,125

Strategic Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Leisure Time (continued)
Great Canadian Gaming Corp.
7.25% due 02/15/2015 (f)	$1,000,000	$990,000
Greektown Holdings LLC
10.75% due 12/01/2013 (f)	2,145,000	2,086,012
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	760,000	746,700
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	895,000	733,900
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	2,755,000	2,562,150
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (f)	1,000,000	1,005,000
Majestic Star Casino LLC
9.50% due 10/15/2010	1,580,000	1,493,100
Marquee Holdings, Inc.
zero coupon due 08/15/2014	1,010,000	808,000
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (f)	905,000	911,788
MGM Mirage, Inc.
6.75% due 09/01/2012	725,000	705,969
7.625% due 01/15/2017	1,400,000	1,382,500
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	555,000	555,000
7.125% due 08/15/2014	2,520,000	2,438,100
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	1,500,000	1,410,000
9.75% due 04/01/2010	1,770,000	1,770,000
Penn National Gaming, Inc.
6.75% due 03/01/2015	100,000	101,375
Pinnacle Entertainment, Inc.
7.50% due 06/15/2015 (f)	625,000	567,187
Pokagon Gaming Authority
10.375% due 06/15/2014 (f)	500,000	537,500
Snoqualmie Entertainment Authority
9.125% due 02/01/2015 (f)	1,115,000	1,075,975
Station Casinos, Inc.
6.50% due 02/01/2014	625,000	468,750
6.875% due 03/01/2016	250,000	182,500
Turning Stone Resort Casino
9.125% due 09/15/2014 (f)	1,895,000	1,932,900
9.125% due 12/15/2010 (f)	1,475,000	1,489,750
Waterford Gaming LLC
8.625% due 09/15/2014 (f)	1,836,000	1,836,000

		32,013,856
Manufacturing - 0.28%
GRUPO KUO SAB de CV
9.75% due 10/17/2017 (f)	1,415,000	1,397,313

Medical-Hospitals - 0.52%
Community Health Systems, Inc.
8.875% due 07/15/2015	500,000	509,375
HCA, Inc.
9.125% due 11/15/2014	540,000	561,600
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	1,495,000	1,506,213

		2,577,188

The accompanying notes are an integral part of the financial statements.

171

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Metal & Metal Products - 0.66%
Blaze Recycling & Metals LLC / Blaze Finance Corp.
10.875% due 07/15/2012 (f)	$655,000	$602,600
CII Carbon LLC
11.125% due 11/15/2015 (f)	1,670,000	1,644,950
PNA Group, Inc.
10.75% due 09/01/2016	1,080,000	1,015,200

		3,262,750
Mining - 0.56%
Drummond Company, Inc.
7.375% due 02/15/2016 (f)	3,000,000	2,782,500

Paper - 0.07%
Pope & Talbot, Inc.
8.375% due 06/01/2013	1,500,000	352,500

Petroleum Services - 0.71%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	895,000	854,725
Dune Energy, Inc.
10.50% due 06/01/2012	1,980,000	1,821,600
McMoRan Exploration Company
11.875% due 11/15/2014	810,000	813,038

		3,489,363
Publishing - 0.21%
Idearc, Inc.
8.00% due 11/15/2016	1,150,000	1,055,125

Railroads & Equipment - 0.10%
American Railcar Industries, Inc.
7.50% due 03/01/2014	500,000	472,500

Sanitary Services - 0.02%
Waste Services, Inc.
9.50% due 04/15/2014	100,000	97,500

Steel - 0.30%
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016	1,535,000	1,504,300

Telecommunications Equipment &
Services - 1.03%
Axtel SAB de CV
7.625% due 02/01/2017 (f)	1,945,000	1,945,000
Citizens Communications Company
7.125% due 03/15/2019	795,000	755,250
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)	1,385,000	1,267,275
West Corp.
11.00% due 10/15/2016	1,130,000	1,121,525

		5,089,050
Telephone - 0.43%
Cincinnati Bell, Inc.
8.375% due 01/15/2014	2,200,000	2,145,000

Tobacco - 0.42%
Alliance One International, Inc.
11.00% due 05/15/2012	2,000,000	2,090,000

Strategic Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Transportation - 0.51%
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	$1,500,000	$1,533,750
PHI, Inc.
7.125% due 04/15/2013	1,000,000	960,000

		2,493,750

TOTAL CORPORATE BONDS (Cost $191,417,088)		$189,994,398

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.33%
American Home Mortgage Assets, Series 2006-6,
Class XP
2.58% IO due 12/25/2046	22,894,695	1,116,116
American Home Mortgage Investment Trust, Series
2007-1, Class GIOP
2.0784% IO due 05/25/2047	17,053,203	1,023,192
Banc of America Commercial Mortgage, Inc.,
Series 2006-5, Class A4
5.414% due 09/10/2047	3,380,000	3,400,083
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.399% due 07/15/2044 (b)	3,850,000	3,838,771
Countrywide Alternative Loan Trust, Series
2005-59, Class 2X
2.4284% IO due 11/20/2035	14,154,195	495,397
Countrywide Alternative Loan Trust, Series
2006-OA10, Class XPP
1.974% IO due 08/25/2046 (b)	9,700,213	360,727
Countrywide Alternative Loan Trust, Series
2006-OA8, Class X
1.9871% IO due 07/25/2046 (b)	18,208,052	694,182
Countrywide Alternative Loan Trust, Series
2007-OA8, Class X
2.00% IO due 08/25/2047 (b)	11,807,116	461,215
Crown Castle Towers LLC, Series 2006-1A, Class F
6.6496% due 11/15/2036 (f)	950,000	911,194
Crown Castle Towers LLC, Series 2006-1A, Class G
6.7954% due 11/15/2036 (f)	1,120,000	1,062,211
Federal Home Loan Mortgage Corp., Series 3154,
Class PM
5.50% due 05/15/2034	4,435,000	4,419,638
Federal Home Loan Mortgage Corp., Series 3228,
Class PL
5.50% due 10/15/2034	5,740,000	5,691,209
Federal National Mortgage Association, Series
2006-117, Class PD
5.50% due 07/25/2035	6,300,000	6,236,620
Federal National Mortgage Association, Series
2006-65, Class TE
5.50% due 05/25/2035	2,438,217	2,430,852
Federal National Mortgage Association, Series
2006-84, Class MP
5.50% due 08/25/2035	7,172,000	7,053,924
Global Tower Partners Acquisition
LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (f)	620,000	594,679
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C2, Class A2
5.2981% due 05/10/2040 (b)	6,750,000	6,942,710

The accompanying notes are an integral part of the financial statements.

172

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
5.9114% due 07/10/2038 (b)	$3,755,000	$3,924,120
GS Mortgage Securities Corp., Series 2006-NIM3,
Class N2
8.112% due 06/25/2046 (f)	530,000	526,290
Harborview Mortgage Loan Trust,
Series 2005-8, Class 1X
2.2936% IO due 09/19/2035 (b)	14,286,960	401,821
Harborview Mortgage Loan Trust,
Series 2007-3, Class ES
0.35% IO due 05/19/2047	32,455,886	248,490
Harborview Mortgage Loan Trust,
Series 2007-4, Class ES
0.3092% IO due 07/19/2047	32,330,254	287,941
Harborview Mortgage Loan Trust,
Series 2007-6, Class ES
0.2925% IO due 11/19/2015 (f)	23,057,750	176,536
Harborview NIM Corp., Series 2007-3A, Class N1
6.654% due 05/19/2037 (f)	369,985	367,557
Harborview NIM Corp., Series 2007-4A, Class N1
6.895% due 07/19/2037 (f)	564,674	563,439
Indymac Index Mortgage Loan Trust, Series
2005-AR18, Class 1X
1.973% IO due 10/25/2036	32,398,124	1,012,441
Indymac Index Mortgage Loan Trust, Series
2005-AR18, Class 2X
2.0556% IO due 10/25/2036 (b)	42,225,948	1,365,746
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (f)	705,000	659,175
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (f)	425,000	394,443
Suntrust Adjustable Rate Mortgage Loan Trust,
Series 2007-2, Class 4A1
5.7423% due 04/25/2037 (b)	3,890,984	3,839,336
WAMU Mortgage Pass Through Certificates, Series
2007-OA6, Class 1XPP
0.5597% IO due 07/25/2047	45,014,679	576,188
WAMU Mortgage Pass Through Certificates,
Series 2007-OA5, Class 1XPP
0.8056% IO due 06/25/2017	77,172,218	1,000,383
Washington Mutual Mortgage Pass Through
Certificates, Series 2007-OA4, Class XPPP
0.7759% IO due 04/25/2047	34,148,004	668,365
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 1A1
6.0285% due 09/25/2036 (b)	3,009,005	3,044,885

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $65,933,584)		$65,789,876

ASSET BACKED SECURITIES - 0.32%
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/27/2037 (f)	1,670,000	1,589,656

TOTAL ASSET BACKED SECURITIES
(Cost $1,669,988)		$1,589,656

Strategic Income Trust (continued)

	Shares or Principal Amount		Value

SUPRANATIONAL OBLIGATIONS - 3.23%

Supranational - 3.23%
European Investment Bank
6.75% due 11/17/2008	NZD	2,535,000	$1,921,839
European Investment Bank, EMTN
6.08% due 04/21/2008		2,090,000	1,593,903
Inter-American Development Bank, Series INTL
7.25% due 05/24/2012		10,585,000	7,909,460
Inter-American Development Bank, Series MPLE
4.25% due 12/02/2012	CAD	4,465,000	4,505,807

			15,931,009

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $14,885,039)			$15,931,009

COMMON STOCKS - 1.52%

Air Travel - 0.14%
Northwest Airlines Corp. *		46,023	667,794

Mining - 1.35%
Newmont Mining Corp.		78,270	3,821,924
Silver Standard Resources, Inc. *		78,275	2,859,386

			6,681,310
Telecommunications Equipment &
Services - 0.03%
Chunghwa Telecom Company, Ltd.		6,774	142,991

TOTAL COMMON STOCKS (Cost $6,852,458)			$7,492,095

PREFERRED STOCKS - 0.24%

Financial Services - 0.24%
Federal National Mortgage Association *		45,270	1,165,702

TOTAL PREFERRED STOCKS (Cost $1,131,750)			$1,165,702

TERM LOANS - 0.60%

Financial Services - 0.10%
Local TV Finance LLC
7.3565% due 05/07/2013 (b)		518,700	488,296

Healthcare Products - 0.20%
Bausch & Lomb, Inc.
7.904% due 04/11/2015 (b)	EUR	450,000	654,087
Inverness Medical Innovations, Inc.
9.0925% due 06/26/2015 (b)		$375,000	365,625

			1,019,712
Leisure Time - 0.30%
Great Canadian Gaming Corp.
6.39% due 02/07/2014 (b)		1,513,563	1,475,724

TOTAL TERM LOANS (Cost $3,046,846)			$2,983,732

WARRANTS - 0.03%

Gold - 0.03%
New Gold, Inc.
(Expiration Date: 06/28/2017, Strike
Price: CAD 15.00) *		107,000	144,192

TOTAL WARRANTS (Cost $210,285)			$144,192

The accompanying notes are an integral part of the financial statements.

173

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.05%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$221,044 on 01/02/2008,
collateralized by $45,000 Federal
Home Loan Mortgage Corp.,
6.00% due 04/16/2037 (valued at
$45,281, including interest) and
$185,000 Federal National
Mortgage Association, 6.06% due
06/06/2017 (valued at $187,313,
including interest)	$221,000	$221,000

TOTAL REPURCHASE AGREEMENTS
(Cost $221,000)		$221,000

SHORT TERM INVESTMENTS - 7.35%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$36,300,000	$36,297,983

TOTAL SHORT TERM INVESTMENTS
(Cost $36,297,983)		$36,297,983

Total Investments (Strategic Income Trust)
(Cost $483,062,337) - 99.76%		$492,338,657
Other Assets in Excess of Liabilities - 0.24%		1,204,553

TOTAL NET ASSETS - 100.00%		$493,543,210

Total Return Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 2.47%

Treasury Inflation Protected
Securities (d) - 2.47%
0.875% TBA ** (h)	$11,028,100	$10,991,057
2.00% due 01/15/2014 to 01/15/2026	11,005,933	11,176,598
2.375% TBA **	4,987,620	5,236,223
2.375% due 04/15/2011 to 01/15/2027	5,804,860	6,135,580
2.625% due 07/15/2017	1,411,242	1,522,707
3.00% due 07/15/2012	18,823,914	20,387,184
3.625% due 04/15/2028	645,855	818,218

		56,267,567

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $54,141,825)		$56,267,567

U.S. GOVERNMENT AGENCY OBLIGATIONS - 68.69%

Federal Home Loan Mortgage Corp. - 7.70%
3.913% due 06/01/2034	804,935	796,877
5.00% due 05/01/2018 to 12/01/2018	2,548,822	2,555,096
5.50% due 04/01/2037	15,659,408	15,627,081
5.50% TBA **	100,500,000	100,202,438
6.00% due 03/01/2016 to 11/01/2037	16,968,631	17,223,235
6.00% TBA **	38,000,000	38,570,000
7.235% due 01/01/2029 (b)	406,081	413,661

		175,388,388

Total Return Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association - 60.25%
4.689% due 09/01/2035 (b)		$7,849,484	$8,023,233
5.00% due 11/01/2017 to 05/01/2037		214,580,744	211,136,175
5.00% TBA **		169,500,000	165,676,793
5.50% due 11/01/2016 to 06/01/2037		359,165,139	359,304,833
5.50% TBA **		193,000,000	192,754,375
5.626% due 05/01/2036 (b)		4,576,296	4,606,084
6.00% due 03/01/2016 to 12/01/2037		253,039,848	257,007,865
6.00% TBA **		156,500,000	158,945,469
6.063% due 06/01/2043 (b)		2,500,650	2,499,291
6.263% due 10/01/2040 (b)		397,775	400,757
6.50% due 03/01/2037		76,959	79,117
6.50% TBA **		12,100,000	12,436,525
7.216% due 07/01/2009 (b)		145,595	145,547

			1,373,016,064
Government National Mortgage
Association - 0.40%
5.00% due 12/20/2034 to 03/20/2035		1,265,137	1,099,294
5.625% due 09/20/2021 (b)		98,334	98,859
5.75% due 01/20/2032 to 02/20/2032 (b)		1,190,375	1,201,566
6.00% due 04/15/2037 to 05/15/2037		4,802,709	4,917,700
6.125% due 10/20/2029 to 11/20/2029 (b)		689,999	698,971
6.375% due 05/20/2023 to 05/20/2030 (b)		1,081,810	1,094,268

			9,110,658
Small Business Administration - 0.34%
4.504% due 02/01/2014		814,881	789,944
4.88% due 11/01/2024		154,370	154,272
5.13% due 09/01/2023		285,378	287,935
5.52% due 06/01/2024		5,276,988	5,423,126
6.344% due 08/01/2011		1,042,989	1,069,854
7.449% due 08/01/2010		59,765	61,100

			7,786,231

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,557,422,849)			$1,565,301,341

FOREIGN GOVERNMENT OBLIGATIONS - 0.09%

Brazil - 0.06%
Federative Republic of Brazil
10.25% due 01/10/2028	BRL	2,600,000	1,402,247
South Africa - 0.03%
Republic of South Africa
5.875% due 05/30/2022		$500,000	508,684

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $2,019,607)			$1,910,931

CORPORATE BONDS - 30.49%

Air Travel - 0.01%
American Airlines, Series 2001-2, Class A-1
6.978% due 04/01/2011		155,940	157,796
Automobiles - 0.45%
DaimlerChrysler N.A. Holding Corp.
4.75% due 01/15/2008		2,600,000	2,599,431

The accompanying notes are an integral part of the financial statements.

174

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Automobiles (continued)
DaimlerChrysler N.A. Holding Corp. (continued)
5.5412% due 03/13/2009 (b)	$3,000,000	$2,979,159
DaimlerChrysler N.A. Holding Corp., MTN
5.3275% due 08/03/2009 (b)	3,500,000	3,476,172
DaimlerChrysler NA Holding Corp., MTN
5.4612% due 03/13/2009 (b)	1,300,000	1,292,747

		10,347,509
Banking - 9.16%
American Express Centurion Bank, BKNT
5.2518% due 06/12/2009 (b)	8,200,000	8,170,242
ANZ National International, Ltd.
4.9375% due 08/07/2009 (b)(f)	5,000,000	4,985,475
Bank of America NA, BKNT
4.9662% due 12/18/2008 (b)	1,900,000	1,898,727
6.00% due 10/15/2036	1,400,000	1,338,995
Bank of Ireland YCD
5.3956% due 01/15/2010	10,500,000	10,513,083
Bank of Ireland, MTN
5.0162% due 12/18/2009 (b)	9,000,000	8,974,089
Barclays Bank PLC
5.45% due 09/12/2012	32,500,000	33,268,670
China Development Bank
5.00% due 10/15/2015	500,000	493,188
Credit Agricole SA
5.0531% due 05/28/2009 (b)(f)	3,400,000	3,401,346
5.1031% due 05/28/2010 (b)(f)	3,900,000	3,898,869
Deutsche Bank AG
6.00% due 09/01/2017	6,700,000	6,947,719
Dexia Credit Local/New York, Series YCD
4.804% due 09/29/2008 (b)	20,200,000	20,202,929
DnB NORBank ASA
5.3125% due 10/13/2009 (b)(f)	3,300,000	3,301,584
Export-Import Bank of China
4.875% due 07/21/2015 (f)	500,000	489,522
Export-Import Bank of Korea
5.2137% due 06/01/2009 (b)	4,800,000	4,807,277
Fortis Bank SA, Series YCD
4.80% due 04/28/2008 (b)	2,100,000	2,099,179
HSBC Bank USA, BKNT
5.2862% due 06/10/2009 (b)	1,200,000	1,195,447
HSBC Finance Corp.
5.1206% due 09/15/2008 (b)	8,600,000	8,595,906
5.24% due 10/21/2009 (b)	2,600,000	2,587,702
HSBC Holdings PLC
6.50% due 05/02/2036	1,300,000	1,263,828
6.50% due 09/15/2037	1,600,000	1,550,766
National Australia Bank, Ltd.
5.1806% due 09/11/2009 (b)(f)	3,800,000	3,796,014
Nordea Bank Finland PLC, Series YCD
5.297% due 05/28/2008	2,900,000	2,900,531
Residential Capital LLC
7.615% due 05/22/2009 (b)	4,500,000	3,195,000
Resona Bank, Ltd.
5.85% due 04/15/2016 (b)(f)	700,000	650,756
Royal Bank of Scotland Group PLC
5.23% due 07/21/2008 (b)(f)	2,900,000	2,899,095

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
Santander Perpetual SA Unipersonal
6.671% due 10/29/2049 (b)(f)	$6,700,000	$6,718,010
Santander US Debt SA Unipersonal
4.97% due 09/19/2008 (b)(f)	6,600,000	6,577,342
5.2006% due 11/20/2009 (f)	4,100,000	4,049,574
State Street Capital Trust IV
5.991% due 06/15/2037 (b)	600,000	465,482
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017	2,600,000	2,618,317
Unicreditio Italiano, Series YCD
4.855% due 05/06/2008	18,500,000	18,487,143
USB Capital IX
6.189% due 04/15/2049 (b)	500,000	452,507
VTB Capital SA
5.4938% due 08/01/2008 (b)(f)	3,500,000	3,465,000
Wachovia Bank NA, BKNT
5.09% due 05/25/2010 (b)	16,500,000	16,403,541
5.20% due 10/03/2008	2,600,000	2,594,673
Wachovia Corp, MTN
5.1737% due 12/01/2009 (b)	800,000	793,186
Wachovia Corp.
5.625% due 10/15/2016	300,000	295,790
Westpac Banking Corp., Series DPNT
5.2119% due 06/06/2008 (b)	2,300,000	2,298,790

		208,645,294
Biotechnology - 0.35%
Amgen, Inc.
5.1331% due 11/28/2008 (b)(f)	7,900,000	7,890,457

Cable & Television - 0.44%
Comcast Corp.
5.5425% due 07/14/2009 (b)	4,400,000	4,383,984
5.875% due 02/15/2018	1,000,000	996,987
6.45% due 03/15/2037	1,000,000	1,018,181
Time Warner, Inc.
5.1094% due 11/13/2009 (b)	3,700,000	3,608,973

		10,008,125
Cellular Communications - 0.01%
AT&T Broadband Corp.
8.375% due 03/15/2013	200,000	224,377

Chemicals - 0.09%
Rohm & Haas Company
6.00% due 09/15/2017	2,100,000	2,133,699

Coal - 0.06%
Peabody Energy Corp.
7.875% due 11/01/2026	1,300,000	1,319,500

Crude Petroleum & Natural Gas - 0.25%
Anadarko Petroleum Corp.
5.3906% due 09/15/2009 (b)	5,700,000	5,611,787

Electrical Utilities - 0.15%
Dominion Resources, Inc.
5.70% due 09/17/2012	150,000	154,030
PSEG Power LLC
6.95% due 06/01/2012	100,000	106,610

The accompanying notes are an integral part of the financial statements.

175

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Southern California Edison Company
4.9937% due 02/02/2009 (b)	$2,600,000	$2,596,355
Virginia Electric Power Company
6.35% due 11/30/2037	500,000	512,734

		3,369,729
Financial Services - 14.81%
Abbey National Treasury Services PLC, Series YCD
4.805% due 07/02/2008 (b)	4,400,000	4,400,858
AIG Matched Funding Corp.
4.9906% due 06/16/2008 (b)(f)	3,500,000	3,495,028
American Express Bank FSB, BKNT
5.008% due 10/20/2009 (b)	4,300,000	4,280,947
6.00% due 09/13/2017	300,000	301,672
American Express Centurion Bank, BKNT
5.25% due 05/07/2008 (b)	4,200,000	4,196,073
6.00% due 09/13/2017	300,000	301,672
American Express Credit Corp., MTN
4.915% due 03/02/2009 (b)	4,300,000	4,287,775
American Honda Finance Corp, MTN
4.9462% due 02/09/2010 (b)(f)	4,600,000	4,590,699
Bear Stearns Companies, Inc., MTN
5.0718% due 08/21/2009 (b)	13,200,000	12,711,112
5.4937% due 07/16/2009 (b)	4,400,000	4,226,284
Bear Stearns Companies, Inc., Series B, MTN
4.92% due 03/30/2009 (b)	3,800,000	3,703,632
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)(f)	2,500,000	2,300,900
Calabash Re, Ltd.
13.3906% due 01/08/2010 (b)(f)	4,400,000	4,521,953
Calyon New York
5.335% due 01/16/2009	5,800,000	5,791,497
CIT Group Holdings, Inc.
5.1337% due 01/30/2009 (b)	3,600,000	3,381,995
CIT Group, Inc.
5.0912% due 12/19/2008 (b)	3,500,000	3,303,702
CIT Group, Inc., MTN
5.025% due 08/17/2009 (b)	6,600,000	6,127,077
Citigroup Capital XXI
8.30% due 12/21/2057 (b)	4,600,000	4,858,120
Citigroup Funding, Inc., MTN
4.857% due 06/26/2009 (b)	3,000,000	2,953,911
4.8962% due 04/23/2009 (b)	900,000	894,529
5.1362% due 12/08/2008 (b)	1,400,000	1,388,449
Citigroup, Inc.
4.8725% due 12/28/2009 (b)	1,200,000	1,178,146
4.8975% due 12/26/2008 (b)	8,100,000	8,065,956
5.0237% due 01/30/2009 (b)	8,800,000	8,727,629
5.30% due 10/17/2012	1,600,000	1,621,625
5.50% due 08/27/2012	3,800,000	3,875,407
5.85% due 07/02/2013	1,000,000	1,029,499
6.125% due 08/25/2036	4,200,000	3,975,258
Ford Motor Credit Company
5.80% due 01/12/2009	2,500,000	2,372,987
7.375% due 10/28/2009	2,900,000	2,729,613

Total Return Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
General Electric Capital Corp.
5.50% due 09/15/2067 (b)(f)	EUR	12,700,000	$17,964,132
General Electric Capital Corp., MTN
4.94% due 08/15/2011 (b)		$6,500,000	6,386,517
5.095% due 10/26/2009 (b)		5,600,000	5,586,325
5.25% due 01/20/2010 (b)		2,600,000	2,569,359
5.2837% due 01/05/2009 (b)		2,100,000	2,097,574
5.28% due 10/21/2010 (b)		7,800,000	7,796,630
5.4431% due 01/08/2016 (b)		1,600,000	1,571,758
General Electric Capital Corp., Series A
5.3031% due 10/06/2010 (b)		4,900,000	4,858,105
General Electric Capital Corp., Series A, MTN
5.1106% due 12/15/2009 (b)		3,400,000	3,387,396
General Motors Acceptance Corp. LLC, MTN
6.0337% due 09/23/2008 (b)		2,200,000	2,125,352
GMAC LLC
6.00% due 12/15/2011		600,000	503,208
Goldman Sachs Group, Inc.
4.9737% due 06/23/2009 (b)		3,200,000	3,148,586
5.625% due 01/15/2017		2,900,000	2,832,070
6.25% due 09/01/2017		6,600,000	6,865,980
Goldman Sachs Group, Inc., MTN
4.9237% due 12/23/2008 (b)		600,000	598,252
4.9575% due 11/16/2009 (b)		1,600,000	1,570,605
4.9693% due 11/10/2008 (b)		4,000,000	3,990,952
Goldman Sachs Group, Inc., Series B, MTN
4.9737% due 12/22/2008 (b)		4,600,000	4,587,042
5.4812% due 07/23/2009 (b)		9,600,000	9,590,938
HBOS PLC
5.92% due 09/29/2049 (b)(f)		700,000	610,557
HBOS Treasury Services PLC, MTN
5.2543% due 07/17/2009 (b)(f)		5,800,000	5,792,013
John Deere Capital Corp., MTN
5.2925% due 07/15/2008 (b)		3,600,000	3,598,034
JP Morgan Chase Bank NA, BKNT
6.00% due 10/01/2017		5,400,000	5,491,913
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036		700,000	631,600
JPMorgan Chase & Company
6.00% due 01/15/2018		2,500,000	2,543,460
JPMorgan Chase & Company, MTN
4.915% due 05/07/2010 (b)		5,600,000	5,558,420
Lehman Brothers Holdings, Inc., MTN
4.905% due 11/24/2008 (b)		2,300,000	2,264,322
4.92% due 04/03/2009 (b)		3,500,000	3,422,926
4.9337% due 12/23/2008 (b)		500,000	491,481
4.9775% due 11/16/2009 (b)		8,000,000	7,793,480
5.0819% due 08/21/2009 (b)		3,500,000	3,401,115
5.17% due 05/25/2010 (b)		1,800,000	1,730,297
5.27% due 10/22/2008 (b)		6,100,000	6,055,885
5.4287% due 07/18/2011 (b)		2,700,000	2,560,278
Longpoint Re, Ltd.
10.2406% due 05/08/2010 (b)(f)		1,700,000	1,736,507
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017		4,300,000	4,368,619

The accompanying notes are an integral part of the financial statements.

176

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Merrill Lynch & Company, Inc., MTN
4.9475% due 05/08/2009 (b)	$2,900,000	$2,821,752
4.96% due 08/14/2009 (b)	3,400,000	3,327,281
5.2838% due 07/25/2011 (b)	4,800,000	4,471,766
Merrill Lynch & Company, Inc., Series C, MTN
5.1375% due 06/16/2008 (b)	9,600,000	9,572,246
Mitsubishi UFJ Financial Group, Inc., Capital
Finance 1, Ltd.
6.346% due 07/25/2016 (b)	700,000	662,994
Morgan Stanley, MTN
4.9719% due 11/21/2008 (b)	2,800,000	2,779,512
5.2006% due 03/07/2008 (b)	3,600,000	3,598,625
5.3325% due 01/15/2010 (b)	2,900,000	2,867,575
Morgan Stanley, Series F, MTN
4.925% due 05/07/2009 (b)	4,100,000	4,049,201
Morgan Stanley, Series G, MTN
5.0062% due 02/09/2009 (b)	7,300,000	7,209,692
Mystic Re, Ltd.
15.0812% due 06/07/2011 (b)(f)	1,500,000	1,572,921
Osiris Capital PLC, Series D
10.2425% due 01/15/2010 (b)(f)	1,900,000	1,914,294
Phoenix Quake Wind, Ltd.
7.81% due 07/03/2008 (b)(f)	800,000	799,760
Phoenix Quake, Ltd.
7.68% due 07/03/2008 (b)(f)	800,000	800,800
Pricoa Global Funding I
5.1637% due 01/25/2008 (b)(f)	6,400,000	6,400,762
Salomon Brothers AG for OAO Gazprom
10.50% due 10/21/2009 (b)	3,600,000	3,893,940
SLM Corp., Series A, MTN
5.2937% due 07/25/2008 (b)	15,200,000	14,887,670
SMFG Preferred Capital
6.078% due 01/25/2017 (b)(f)	2,400,000	2,210,928
TNK-BP Finance SA
6.125% due 03/20/2012 (f)	700,000	666,750
ZFS Finance USA Trust IV
5.875% due 05/09/2032 (f)	1,500,000	1,398,195

		337,582,357

Food & Beverages - 0.00%
Kraft Foods, Inc.
6.25% due 06/01/2012	100,000	103,884

Gas & Pipeline Utilities - 0.54%
El Paso Corp.
7.75% due 01/15/2032	5,675,000	5,760,562
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)	3,200,000	3,249,030
Williams Companies, Inc.
6.375% due 10/01/2010 (f)	3,200,000	3,236,000

		12,245,592

Insurance - 0.60%
American International Group, Inc.
5.05% due 10/01/2015	700,000	676,007
5.0775% due 06/16/2009 (b)(f)	3,000,000	2,998,289
MetLife, Inc.
6.40% due 12/15/2036 (b)	1,300,000	1,191,438

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Metropolitan Life Global Funding I, MTN
4.945% due 05/17/2010 (b)(f)	$7,200,000	$7,147,001
Prudential Financial, Inc., MTN
6.625% due 12/01/2037	900,000	907,561
Residential Reinsurance 2007, Ltd., Series CL2
15.3737% due 06/07/2010 (b)(f)	700,000	726,229

		13,646,525

International Oil - 0.24%
Gaz Capital for Gazprom
6.212% due 11/22/2016 (f)	700,000	671,580
Ras Laffan Liquefied Natural Gas Company, Ltd. III
5.838% due 09/30/2027 (f)	1,500,000	1,416,015
Transocean, Inc.
5.3406% due 09/05/2008 (b)	3,500,000	3,482,549

		5,570,144

Leisure Time - 0.01%
MGM Mirage, Inc.
6.00% due 10/01/2009	200,000	199,000

Liquor - 0.01%
Anheuser-Busch Companies, Inc.
5.50% due 01/15/2018	200,000	204,176

Manufacturing - 0.34%
General Electric Company
5.1862% due 12/09/2008 (b)	2,800,000	2,804,430
Siemens Financieringsmaatschappij NV
4.92% due 08/14/2009 (b)(f)	4,900,000	4,901,362

		7,705,792

Mining - 0.08%
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.15% due 10/24/2036 (f)	400,000	395,063
Vale Overseas, Ltd.
6.25% due 01/23/2017	700,000	702,173
6.875% due 11/21/2036	700,000	708,128

		1,805,364

Petroleum Services - 0.02%
Petroleum Export, Ltd.
5.265% due 06/15/2011 (f)	452,906	447,738

Pharmaceuticals - 0.13%
AstraZeneca PLC
5.90% due 09/15/2017	1,400,000	1,470,077
6.45% due 09/15/2037	1,400,000	1,533,946

		3,004,023

Retail - 0.36%
Wal-Mart Stores, Inc.
4.8906% due 06/16/2008 (b)	8,300,000	8,302,116

Steel - 0.23%
Nucor Corp.
5.75% due 12/01/2017	5,200,000	5,238,771

The accompanying notes are an integral part of the financial statements.

177

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Telecommunications Equipment &
Services - 0.61%
Deutsche Telekom International Finance BV
5.0637% due 03/23/2009 (b)		$4,900,000	$4,878,072
France Telecom SA
6.75 due 03/14/2008	EUR	200,000	293,269
7.75% due 03/01/2011		$200,000	214,965
Verizon Communications, Inc.
5.28% due 04/03/2009 (b)		8,400,000	8,322,325
Verizon Global Funding Corp.
7.25% due 12/01/2010		200,000	214,386

			13,923,017
Telephone - 1.54%
AT&T Corp.
7.30 due 11/15/2011 (b)		1,538,000	1,666,434
AT&T, Inc.
4.96% due 05/15/2008 (b)		15,000,000	14,986,050
BellSouth Corp.
4.97% due 08/15/2008 (b)		5,700,000	5,690,897
Qwest Capital Funding, Inc.
7.25% due 02/15/2011		113,000	111,305
Qwest Corp.
7.625% due 06/15/2015		2,700,000	2,747,250
Sprint Capital Corp.
6.125% due 11/15/2008		500,000	500,619
Telecom Italia Capital SA
5.8187% due 07/18/2011 (b)		4,800,000	4,703,866
Telefonica Emisones SAU
5.226% due 06/19/2009 (b)		4,700,000	4,665,507

			35,071,928

TOTAL CORPORATE BONDS (Cost $699,806,806)			$694,758,700

CONVERTIBLE BONDS - 0.08%

Banking - 0.08%
RBS Capital Trust I
4.709% due 07/01/2013 (b)		2,100,000	1,889,567

TOTAL CONVERTIBLE BONDS (Cost $1,957,249)			$1,889,567

MUNICIPAL BONDS - 0.20%

Iowa - 0.02%
Tobacco Settlement Authority of Iowa, Tobacco
Settlement Revenue, Series A
6.50% due 06/01/2023		480,000	457,344

Rhode Island - 0.02%
Tobacco Settlement Financing Corp.
6.25% due 06/01/2042		500,000	499,530

South Carolina - 0.01%
Tobacco Settlement Revenue Management
Authority
6.375% due 05/15/2028		200,000	202,040

Wisconsin - 0.15%
Badger Tobacco Asset Securitization Corp.
6.00% due 06/01/2017		2,900,000	2,945,791
6.375% due 06/01/2032		200,000	205,640

Total Return Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

Wisconsin (continued)
Wisconsin State Clean Water Revenue
5.10% due 06/01/2021	$110,000	$115,796
5.10% due 06/01/2022	25,000	26,255

		3,293,482

TOTAL MUNICIPAL BONDS (Cost $4,356,226)		$4,452,396

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.20%
American Home Mortgage Investment Trust, Series
2004-4, Class 4A
4.39% due 02/25/2045	1,511,678	1,456,824
Bank of America Funding Corp., Series 2005-D,
Class A1
4.1114% due 05/25/2035 (b)	2,707,343	2,673,217
Bank of America Funding Corp., Series 2004-A,
Class 1A3
5.0112% due 09/20/2034 (b)	1,000,883	975,728
Bank of America Mortgage Securities, Inc., Series
2004-1, Class 5A1
6.50% due 09/25/2033	358,320	364,927
Bank of America Mortgage Securities, Inc.,
Series 2004-2, Class 5A1
6.50% due 10/25/2031	60,691	61,521
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 22A1
4.7809% due 11/25/2034 (b)	2,066,717	2,034,129
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
4.125% due 03/25/2035 (b)	31,190,417	30,898,487
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-3, Class 1A2
5.7122% due 07/25/2034 (b)	141,573	141,175
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A2
5.7887% due 02/25/2033 (b)	538,916	546,662
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 2A1
4.7789% due 01/25/2034 (b)	2,138,173	2,108,692
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-6, Class 1A1
6.4031% due 09/25/2034 (b)	197,470	200,616
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-7, Class 1A1
6.825% due 10/25/2034 (b)	178,215	178,873
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 2A1
5.3334% due 09/25/2034 (b)	180,140	178,397
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 2A1
5.3733% due 05/25/2035 (b)	3,827,163	3,781,602
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.5266% due 09/25/2035 (b)	2,166,738	2,133,825
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
5.025% due 02/25/2034 (b)	3,073,221	2,842,369
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW18, Class A4
5.773% due 06/11/2050	5,200,000	5,276,970

The accompanying notes are an integral part of the financial statements.

178

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
Bear Stearns Structured Products, Inc., Series
2007-R7, Class A1
4.9888% due 01/25/2037 (b)(f)	$4,744,510	$4,695,679
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class A2A
4.70% due 12/25/2035	955,634	937,842
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1
4.7475% due 08/25/2035 (b)	28,717,193	28,311,109
Countrywide Alternative Loan Trust, Series
2007-OA6, Class A1B
5.065% due 06/25/2037 (b)	17,344,306	16,236,121
Countrywide Alternative Loan Trust,
Series 2003-J3, Class 2A1
6.25% due 12/25/2033	112,942	113,619
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-R4, Class 1A3
6.00% due 11/25/2026 (f)	440,497	439,091
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-22, Class A3
4.801% due 11/25/2034 (b)	3,880,110	3,852,425
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB9, Class 1A1
4.7261% due 02/20/2035 (b)	7,091,211	7,051,888
Countrywide Home Loans, Series 2005-3, Class 1A2
5.155% due 04/25/2035 (b)	561,848	531,329
Countrywide Home Loans, Series 2003-R4,
Class 2A
6.50% due 01/25/2034 (f)	239,391	249,603
Countrywide Home Loans, Series 2004-12,
Class 11A2
6.141% due 08/25/2034 (b)	147,388	146,482
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)	965,025	955,765
Credit Suisse First Boston Mortgage Securities
Corp., Series 2004-AR8, Class 2A1
4.5925% due 09/25/2034 (b)	504,375	495,477
Federal Home Loan Mortgage Corp., REMICS,
Series 2007-3346, Class FA
5.2575% due 02/15/2019 (b)	24,560,856	24,422,579
Federal Home Loan Mortgage Corp., Series
2007-3335, Class AF
5.1775% due 10/15/2020 (b)	36,180,581	36,021,422
Federal Home Loan Mortgage Corp., Series
2007-3335, Class BF
5.1775% due 07/15/2019 (b)	5,988,543	5,961,418
Federal Home Loan Mortgage Corp., Series 2204,
Class Z
7.50% due 12/20/2029	1,154,819	1,209,542
Federal Home Loan Mortgage Corp., Series 2247,
Class Z
7.50% due 08/15/2030	626,785	655,237
Federal Home Loan Mortgage Corp., Series 2362,
Class ZA
6.50% due 09/15/2031	1,486,737	1,556,077
Federal Home Loan Mortgage Corp., Series 2503,
Class PZ
6.00% due 09/15/2032	1,916,858	1,892,685

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2863,
Class KZ
5.00% due 09/15/2034	$117,605	$101,318
Federal Home Loan Mortgage Corp., Series 2901,
Class UB
5.00% due 03/15/2033	800,000	783,723
Federal Home Loan Mortgage Corp., Series 2906,
Class GZ
5.00% due 09/15/2034	348,442	315,415
Federal Home Loan Mortgage Corp., Series 2935,
Class HJ
5.00% due 02/15/2035	400,000	369,073
Federal Home Loan Mortgage Corp., Series 2941,
Class WE
5.00% due 03/15/2035	400,000	371,828
Federal Home Loan Mortgage Corp., Series 3149,
Class LF
5.3275% due 05/15/2036 (b)	2,664,979	2,655,495
Federal Home Loan Mortgage Corp., Series 3335,
Class FT
5.1775% due 08/15/2019 (b)	27,069,020	26,946,410
Federal Home Loan Mortgage Corp., Series T-63,
Class 1A1
6.0627% due 02/25/2045 (b)	393,701	392,692
Federal Home Loan Mortgage Corp., Series 24989,
Class PE
6.00% due 08/15/2032	1,591,091	1,624,695
Federal National Mortgage Association, Series
2002-56, Class ZQ
6.00% due 09/25/2032	13,760,302	13,878,494
Federal National Mortgage Association, Series
2003-116, Class FA
5.264% due 11/25/2033 (b)	420,809	419,795
Federal National Mortgage Association, Series
2003-21, Class M
5.00% due 02/25/2017 (b)	904,797	907,658
Federal National Mortgage Association, Series
2003-W1, Class 1A1
6.50% due 12/25/2042	584,970	604,764
Federal National Mortgage Association, Series
2004-11, Class A
4.985% due 03/25/2034 (b)	53,351	52,376
Federal National Mortgage Association, Series
2004-T1, Class 1A1
6.00% due 01/25/2044	328,368	337,671
Federal National Mortgage Association, Series
2004-W2, Class 1A3F
5.215% due 02/25/2044 (b)	258,205	256,595
Federal National Mortgage Association, Series
2005-14, Class KZ
5.00% due 03/25/2035	115,185	98,068
Federal National Mortgage Association, Series
2005-9, Class ZA
5.00% due 02/25/2035	578,326	508,957
Federal National Mortgage Association, Series
2006-5, Class 3A2
4.6714% due 05/25/2035 (b)	700,000	705,652
First Nationwide Trust, Series 2001-3, Class 1A1
6.75% due 08/21/2031	33,627	33,537

The accompanying notes are an integral part of the financial statements.

179

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Greenpoint Mortgage Funding Trust, Series
2006-AR6, Class A1A
4.945% due 10/25/2046 (b)	$3,331,323	$3,261,970
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A1A
4.945% due 01/25/2047 (b)	3,549,947	3,480,950
GS Mortgage Securities Corp II, Series 2007-EOP,
Class A1
5.3419% due 03/06/2020 (b)(f)	4,747,350	4,538,219
GS Mortgage Securities Corp., Series 2003-1,
Class A2
5.565% due 01/25/2032 (b)	42,056	42,184
Harborview Mortgage Loan Trust, Series 2005-2,
Class 2A1A
5.185% due 05/19/2035 (b)	814,729	770,448
Indymac Arm Trust, Series 2001-H2, Class A2
6.5743% due 01/25/2032 (b)	14,109	14,070
Indymac Index Mortgage Loan Trust, Series
2006-AR14, Class 1A1A
4.955% due 11/25/2046 (b)	2,065,334	2,013,546
JP Morgan Mortgage Trust, Series 2005-A1, Class
6T1
5.0227% due 02/25/2035 (b)	2,321,058	2,273,353
LB-UBS Commercial Mortgage Trust, Series
2005-C7, Class A1
4.99% due 11/15/2030	2,374,441	2,371,572
Lehman XS Trust, Series 2006-16N, Class A1A
4.945% due 11/25/2046 (b)	2,947,499	2,871,885
Mellon Residential Funding Corp., Series
2000-TBC2, Class A1
5.507% due 06/15/2030 (b)	3,273,465	3,229,057
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 3A
5.865% due 10/25/2035 (b)	791,684	777,947
Merrill Lynch Mortgage Investors, Inc., Series
2005-3, Class 5A
5.115% due 11/25/2035 (b)	1,152,958	1,115,087
Merrill Lynch Mortgage Investors, Inc., Series
2005-A10, Class A
5.075% due 02/25/2036 (b)	1,470,470	1,419,734
Morgan Stanley Capital I, Series 2007-XLFA, Class
A1
5.088% due 10/15/2020 (b)(f)	1,599,957	1,563,933
Nomura Asset Acceptance Corp., Series 2004-R1,
Class A2
7.50% due 03/25/2034 (f)	320,241	347,140
Prime Mortgage Trust, Series 2004-CL1, Class 1A2
5.264% due 02/25/2034 (b)	773,842	757,091
Prime Mortgage Trust, Series 2004-CL1, Class 2A2
5.264% due 02/25/2019 (b)	154,735	154,589
Residential Funding Mortgage Securities I, Series
2004-S2, Class A1
5.25% due 03/25/2034	223,276	220,694
Residential Funding Mortgage Securities I, Series
2004-S9, Class 1A23
5.50% due 12/25/2034	300,000	254,470
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-8, Class 3A
4.88% due 07/25/2034 (b)	264,897	264,236

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR2, Class 2A1
5.094% due 05/25/2045 (b)	$74,586	$70,658
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A3
5.215% due 07/19/2035 (b)	3,124,747	2,925,580
Structured Asset Securities Corp., Series
2001-21A, Class 1A1
7.143% due 01/25/2032 (b)	33,784	33,698
Structured Asset Securities Corp., Series 2002-1A,
Class 4A
6.0629% due 02/25/2032 (b)	43,294	43,222
Thornburg Mortgage Securities Trust, Series
2006-5, Class A1
4.985% due 08/25/2036 (b)	7,198,743	7,035,399
Thornburg Mortgage Securities Trust, Series
2006-6, Class A1
4.975% due 12/26/2036 (b)	3,049,938	2,979,272
WaMu Mortgage Pass-Through Certificates, Series
2002-AR17, Class 1A
5.9875% due 11/25/2042 (b)	497,784	482,265
WaMu Mortgage Pass-Through Certificates, Series
2002-AR2, Class A
5.483% due 02/27/2034 (b)	150,234	146,989
WaMu Mortgage Pass-Through Certificates, Series
2005-AR13, Class A1A1
5.155% due 10/25/2045 (b)	765,998	719,740
WaMu Mortgage Pass-Through Certificates, Series
2005-AR2, Class 2A1A
5.175% due 01/25/2045 (b)	50,658	47,930
WaMu Mortgage Pass-Through Certificates, Series
2005-AR6, Class 2A1A
5.095% due 04/25/2045 (b)	84,988	80,240
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR9, Class 1A
6.1875% due 08/25/2042 (b)	1,574,814	1,514,365
Washington Mutual Mortgage Securities Corp.,
Series 2003-AR1, Class 2A
5.966% due 02/25/2033 (b)	788,453	785,652
Washington Mutual, Inc., Series 2002-AR6, Class A
6.187% due 06/25/2042 (b)	25,097	23,924
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-CC, Class A1
4.951% due 01/25/2035 (b)	5,015,903	4,960,175
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1
4.95% due 03/25/2036 (b)	4,250,447	4,203,239

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $302,335,897)		$300,748,143

ASSET BACKED SECURITIES - 4.89%
ACE Securities Corp., Series 2006-HE2, Class A2A
4.925% due 05/25/2036 (b)	1,166,564	1,160,184
Argent Securities, Inc., Series 2006-M2, Class A2A
4.914% due 09/25/2036 (b)	1,065,211	1,049,696
Bear Stearns Asset Backed Securities Trust,
Series 2007-HE5, Class 1A1
4.954% due 06/25/2047 (b)	2,188,788	2,104,885

The accompanying notes are an integral part of the financial statements.

180

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Brazos Student Finance Corp.,
Series 1998-A, Class A2
4.02% due 06/01/2023 (b)	$357,701	$358,125
Countrywide Asset-Backed Certificates, Series
2006-15, Class A1
4.975% due 10/25/2036 (b)	2,302,927	2,269,104
Countrywide Asset-Backed Certificates, Series
2006-16, Class 2A1
4.914% due 12/25/2046 (b)	907,941	895,932
Countrywide Asset-Backed Certificates, Series
2006-17, Class 2A1
4.914% due 03/25/2047 (b)	2,252,116	2,209,187
Countrywide Asset-Backed Certificates,
Series 2006-25, Class 2A1
4.934% due 06/25/2037 (b)	2,810,154	2,740,445
EMC Mortgage Loan Trust, Series 2001-A Class A
5.235% due 05/25/2040 (b)(f)	1,871,484	1,854,644
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FF12, Class A2A
4.954% due 11/25/2036 (b)	108,465	108,374
First USA Credit Card Master Trust, Series 1998-6,
Class A
5.1563% due 04/18/2011 (b)	9,500,000	9,503,535
Fremont Home Loan Trust, Series 2006-3, Class
2A1
4.934% due 02/25/2037 (b)	1,409,693	1,381,598
GSR Mortgage Loan Trust, Series 2005-AR7,
Class 6A1
5.2501% due 11/25/2035 (b)	4,441,367	4,288,625
HFC Home Equity Loan Asset Backed Certificates,
Series 2007-2, Class A1V
5.038% due 07/20/2036 (b)	3,848,384	3,752,774
HSI Asset Securitization Corp. Trust, Series
2006-HE2, Class 2A1
4.8331% due 12/25/2036 (b)	1,750,774	1,686,053
JP Morgan Mortgage Acquisition Corp., Series
2006-CH1, Class A2
4.915% due 11/25/2028 (b)	4,378,685	4,299,504
JP Morgan Mortgage Acquisition Corp., Series
2006-WMC3, Class A2
4.915% due 08/25/2036 (b)	1,238,881	1,211,974
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2006-LLFA, Class A1
5.1075% due 09/15/2021 (b)(f)	670,846	669,808
Long Beach Mortgage Loan Trust, Series 2004-4,
Class 1A1
5.144% due 10/25/2034 (b)	86,584	83,114
Master Asset Backed Securities Trust, Series
2007-HE1, Class A1
4.945% due 05/25/2037 (b)	2,942,852	2,808,125
MBNA Credit Card Master Note Trust, Series
2003-A3, Class A3
5.1475% due 08/16/2010 (b)	4,400,000	4,401,426
Merrill Lynch Mortgage Investors, Inc., Series
2006-FF1, Class A2A
4.935% due 08/25/2036 (b)	6,504,870	6,414,028
Morgan Stanley ABS Capital I, Series 2007-NC3,
Class A2A
4.925% due 05/25/2037 (b)	5,328,194	5,141,707

Total Return Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Newcastle Mortgage Securities Trust, Series
2006-1, Class A1
4.934% due 03/25/2036 (b)	$1,028,910	$1,021,147
Park Place Securities, Inc., Series 2004-MCW1,
Class A1
5.177% due 10/25/2034 (b)	3,467,378	3,318,768
Quest Trust, Series 2004-X2, Class A1
5.425% due 06/25/2034 (b)(f)	129	129
Residential Asset Mortgage Products, Inc., Series
2006-RZ4, Class A1A
4.945% due 10/25/2036 (b)	3,437,380	3,344,668
Residential Asset Securities Corp., Series
2006-KS6, Class A1
4.905% due 08/25/2036 (b)	999,607	987,160
Residential Asset Securities Corp., Series
2006-KS9, Class AI1
4.935% due 11/25/2036 (b)	2,861,497	2,797,113
Residential Funding Mortgage Securities II Inc,
Series 2007-HSA3, Class AI1
4.985% due 05/25/2037 (b)	5,406,309	5,265,237
Saxon Asset Securities Trust, Series 2006-3, Class
A1
4.925% due 10/25/2046 (b)	1,282,582	1,249,972
SBI Heloc Trust, Series 2006-1A, Class 1A2A
5.034% due 08/25/2036 (b)(f)	1,751,380	1,670,379
SLM Student Loan Trust, Series 2006-3, Class A2
5.0837% due 01/25/2016 (b)	913,412	913,738
Soundview Home Equity Loan Trust, Series
2006-WF1, Class A1A
4.965% due 10/25/2036 (b)	3,103,500	3,060,096
Soundview Home Equity Loan Trust, Series
2007-OPT1, Class 2A1
4.945% due 06/25/2037 (b)	4,707,201	4,616,411
Structured Asset Securities Corp., Series 2006-11,
Class A1
5.3243% due 10/01/2035 (b)(f)	3,331,043	3,309,458
Structured Asset Securities Corp., Series
2006-BC3, Class A2
4.914% due 10/25/2036 (b)	3,517,164	3,453,215
USAA Auto Owner Trust, Series 2007-1, Class A1
5.3373% due 07/11/2008	920,415	920,415
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1
5.1175% due 08/11/2018 (b)(f)	9,784,476	9,635,642
Wachovia Bank Commercial Mortgage Trust,
Series 2007-WHL8, Class A1
5.1075% due 06/15/2020 (b)(f)	5,507,503	5,529,203

TOTAL ASSET BACKED SECURITIES
(Cost $113,319,320)		$111,485,598

PREFERRED STOCKS - 0.68%

Banking - 0.45%
DG Funding Trust (f)	981	10,352,616

Financial Services - 0.23%
UBS Preferred Funding Trust V, Series 1 (b)	5,400,000	5,199,438

TOTAL PREFERRED STOCKS (Cost $15,873,973)		$15,552,054

The accompanying notes are an integral part of the financial statements.

181

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS - 1.30%

Electrical Utilities - 0.43%
Kinder Morgan, Inc.
6.23% due 11/24/2013 (b)	$9,975,000	$9,911,110

Financial Services - 0.67%
Chrysler Financial
9.00% due 08/03/2012 (b)	10,972,500	10,582,976
Mustang Holdings
zero coupon due 02/16/2008 (b)(j)	4,600,000	4,577,000

		15,159,976
Healthcare Services - 0.12%
HCA Inc.
6.33% due 11/16/2012 (b)	2,884,642	2,794,497

Semiconductors - 0.08%
Freescale
6.38% due 12/01/2013 (b)	1,977,481	1,835,063

TOTAL TERM LOANS (Cost $29,901,067)		$29,700,646

OPTIONS - 1.31%

Call Options - 1.31%
Over The Counter European Style Call on
USD-LIBOR Rate Swaption
Expiration 09/26/2008 at $4.75 *	149,500,000	3,093,065
Expiration 09/30/2008 at $4.75 *	198,000,000	4,096,501
Expiration 12/15/2008 at $4.75 *	215,900,000	4,277,173
Expiration 02/01/2008 at $4.75 *	59,000,000	448,966
Expiration 03/31/2008 at $4.75 *	159,800,000	3,212,987
Expiration 03/31/2008 at $4.75 *	106,600,000	2,143,332
Expiration 09/26/2008 at $4.75 *	53,400,000	1,104,814
Expiration 12/15/2008 at $5.00 *	290,000,000	6,843,391
Expiration 02/01/2008 at $5.00 *	124,200,000	2,891,575
Expiration 02/02/2009 at $5.20 *	67,000,000	1,736,506

		29,848,310
Put Options - 0.00%
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 03/17/2008 at $91.75 *	12,182,500	30,457
Expiration 03/17/2008 at $92.50 *	2,270,000	5,675
Expiration 03/17/2008 at $92.75 *	2,940,000	7,350
LIFFE American Purchase Put on UK 90-day
Futures
Expiration 09/17/2008 at $92.50 *	248,750	0

		43,482

TOTAL OPTIONS (Cost $6,269,888)		$29,891,792

Total Return Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.64%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$37,364,471 on 01/02/2008,
collateralized by $35,570,000
Federal Home Loan Mortgage
Corp., 5.25% due 07/18/2011
(valued at $38,104,363, including
interest)	$37,357,000	$37,357,000

TOTAL REPURCHASE AGREEMENTS
(Cost $37,357,000)		$37,357,000

SHORT TERM INVESTMENTS - 4.65%
Abbey National North America LLC
4.25% due 01/07/2008	$46,500,000	$46,467,063
Federal Home Loan Mortgage Corp.
zero coupon due 01/02/2008	12,500,000	12,498,958
Fortis Bank
5.265% due 06/30/2008 (b)	3,100,000	3,099,398
5.30% due 09/30/2008 (b)	3,900,000	3,898,839
Nordea Bank Finland PLC
5.262% due 03/31/2008	2,800,000	2,799,680
5.307% due 04/09/2009	8,200,000	8,198,252
Royal Bank of Scotland Group PLC
5.265% due 03/26/2008	3,700,000	3,699,745
Societe Generale NY
5.2688% due 06/30/2008	13,000,000	13,002,522
U.S. Treasury Bills
zero coupon due 03/13/2008 ****	12,415,000	12,341,663

TOTAL SHORT TERM INVESTMENTS
(Cost $106,001,573)		$106,006,120

Total Investments (Total Return Trust)
(Cost $2,930,763,280) - 129.69%		$2,955,321,855
Liabilities in Excess of Other Assets - (29.69)%		(676,649,191)

TOTAL NET ASSETS - 100.00%		$2,278,672,664

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

U.S. TREASURY NOTES - 100.00%
U.S. Treasury Notes
3.125%, due 11/30/2009	$13,600,000	$13,614,879
4.50%, due 05/15/2017	32,700,000	$33,913,464

TOTAL U.S. TREASURY
NOTES (Proceeds $46,844,548)		$47,528,343

Total Securities Sold Short
(Proceeds $46,844,548)		$47,528,343

The accompanying notes are an integral part of the financial statements.

182

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Government Securities Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 10.29%

Treasury Inflation Protected
Securities (d) - 2.19%
2.00% due 01/15/2026	$4,178,901	$4,161,927
2.375% due 01/15/2027	3,232,289	3,418,145

		7,580,072
U.S. Treasury Bonds - 0.10%
4.75% due 02/15/2037	240,000	251,325
5.00% due 05/15/2037	110,000	119,892

		371,217
U.S. Treasury Notes - 8.00%
4.00% due 04/15/2010 ***	8,222,000	8,389,005
4.50% due 03/31/2009 ***	17,000,000	17,284,223
4.625% due 07/31/2012	840,000	882,525
4.75% due 08/15/2017	1,070,000	1,130,773

		27,686,526

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $34,698,851)		$35,637,815

U.S. GOVERNMENT AGENCY OBLIGATIONS - 89.03%

Federal Home Loan Mortgage Corp. - 25.16%
5.00% due 08/01/2033 to 12/01/2034	1,076,245	1,051,640
5.00% due 08/01/2033 ***	3,276,727	3,201,992
5.50% due 11/01/2035 to 12/01/2037	51,803,126	51,699,331
5.881% due 01/01/2037 ***	5,880,151	5,962,597
6.00% due 10/01/2010 to 12/01/2037	22,274,027	22,608,425
6.00% due 11/01/2028 to 12/01/2028 ***	820,616	838,644
6.50% due 12/01/2010	27,815	28,007
7.00% due 02/01/2011 to 06/01/2032	1,258,071	1,314,676
7.00% due 07/01/2011 to 02/01/2028 ***	253,252	264,467
9.00% due 10/01/2017	19,998	20,299
9.50% due 08/01/2020	62,553	68,386
11.75% due 12/01/2013	2,865	3,247
12.00% due 07/01/2020	17,681	19,342

		87,081,053

Federal National Mortgage
Association - 61.02%
3.8951% due 02/17/2009 (b)***	4,456,000	4,424,897
4.75% due 11/19/2012	7,500,000	7,761,495
4.875% due 01/11/2008	4,060,000	4,060,203
5.00% due 04/01/2019 to 05/01/2036	5,505,592	5,473,250
5.00% TBA **	85,000,000	83,027,230
5.50% due 11/01/2036 to 08/01/2037	7,640,136	7,631,260
5.50% due 04/01/2018 to 05/01/2018 ***	5,107,299	5,183,200
5.50% TBA **	26,900,000	27,039,338
5.77% due 08/01/2037 (b)	3,460,874	3,524,206
6.00% due 10/01/2036 to 11/01/2037	20,258,385	20,574,250
6.00% TBA **	5,420,000	5,541,614
6.354% due 07/01/2037 (b)	4,348,488	4,489,771
6.50% due 03/01/2026 to 06/01/2029	619,934	643,400
6.50% due 02/01/2026 ***	116,554	121,095
6.50% TBA **	26,800,000	27,545,362
7.00% due 07/01/2022 to 01/01/2030	586,789	618,781
7.00% due 04/01/2028 to 01/01/2034 ***	1,437,689	1,509,432
7.50% due 09/01/2029 to 02/01/2031	341,792	364,994

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association (continued)
8.00% due 06/01/2017 to 12/01/2032	$409,029	$436,818
8.00% due 01/01/2031 to 03/01/2033 ***	411,217	440,725
8.25% due 09/01/2008	623	627
8.50% due 02/01/2009	243	245
8.50% due 08/01/2019 ***	307,881	329,302
8.75% due 08/01/2009 to 12/01/2009	33,357	33,603
9.00% due 05/01/2021	15,533	16,807
11.50% due 09/01/2013 to 04/01/2019	68,555	77,956
12.00% due 01/01/2013 to 04/01/2016	184,731	214,323
12.50% due 01/01/2013 to 09/01/2015	86,403	97,516
13.50% due 11/01/2014	41,665	47,720

		211,229,420

Government National Mortgage
Association - 2.85%
6.00% TBA **	7,700,000	7,882,875
6.50% due 02/15/2034 to 09/15/2034	985,074	1,019,778
7.50% due 02/15/2022 to 12/15/2027	505,845	540,186
8.50% due 06/15/2025 ***	393,544	429,316
11.00% due 09/15/2015	1,757	2,023

		9,874,178

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $307,682,978)		$308,184,651

COLLATERALIZED MORTGAGE
OBLIGATIONS - 22.71%
American Home Mortgage Assets, Series 2006-2,
Class 2A1
5.055% due 09/25/2046 (b)***	1,444,663	1,347,725
American Home Mortgage Investment Trust, Series
2006-2, Class 1A1
4.945% due 06/25/2046 (b)***	1,270,445	1,260,070
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-8, Class 11A1
5.9984% due 11/25/2034 (b)***	410,015	408,374
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
7.0552% due 11/25/2034 (b)***	1,465,593	1,511,087
Bear Stearns Structured Products Inc., Series
2007-R10, Class A1
5.1388% due 12/31/2037 (b)(f)	3,298,141	3,273,405
Bear Stearns Structured Products Inc., Series
2007-R11, Class A1A
6.0208% due 09/25/2037 (b)(f)	3,642,724	3,569,869
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306% due 12/10/2046 (b)	3,080,000	3,070,830
Countrywide Alternative Loan Trust, Series
2005-59, Class 1A1
5.118% due 11/20/2035 (b)	655,409	612,850
Countrywide Alternative Loan Trust, Series
2006-OA10, Class 4A1
5.055% due 08/25/2046 (b)***	2,667,917	2,516,990
Countrywide Alternative Loan Trust, Series
2006-OA11, Class A4
5.055% due 07/25/2036 (b)***	2,928,211	2,686,443

The accompanying notes are an integral part of the financial statements.

183

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Alternative Loan Trust, Series
2006-OA7, Class 3A1
5.075% due 06/25/2046 (b)***	$1,861,531	$1,769,605
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.1487% due 07/25/2036 (b)***	2,727,069	2,465,484
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1A
5.1588% due 07/25/2036 (b)***	655,592	594,006
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.1487% due 07/25/2036 (b)***	2,840,895	2,448,559
Countrywide Home Loans, Series
2004-12, Class 16A1
6.8038% due 08/25/2034 (b)	308,771	311,462
Countrywide Home Loans, Series
2004-20, Class 2A1
7.2667% due 09/25/2034 (b)***	302,520	302,997
Countrywide Home Loans, Series 2005-7, Class 2A1
5.175% due 03/25/2035 (b)***	884,810	840,534
Federal Home Loan Mortgage Corp.,
Series 2525, Class AM
4.50% due 04/15/2032 ***	692,679	628,657
Federal Home Loan Mortgage Corp.,
Series 2686, Class QI
5.50% IO due 01/15/2023 ***	1,027,137	8,774
Federal National Mortgage Association Whole
Loan, Series 2003-W14, Class 2A
6.3516% due 01/25/2043 (b)***	1,694,471	1,712,691
Greenpoint Mortgage Funding Trust, Series
2006-AR4, Class A1A
4.965% due 09/25/2046 (b)***	2,619,635	2,544,598
Harborview Mortgage Loan Trust, Series 2004-2,
Class 2A1
5.225% due 06/19/2034 (b)***	524,416	499,497
Impac CMB Trust, Series 2004-5, Class 1A1
5.225% due 10/25/2034 (b)***	280,758	280,853
Impac Secured Assets Corp., Series 2005-2,
Class A1
5.185% due 03/25/2036 (b)***	2,161,440	2,060,002
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347% due 11/15/2038	4,090,000	4,091,626
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.055% due 05/25/2046 (b)***	2,450,885	2,306,398
Master Adjustable Rate Mortgages Trust, Series
2004-12, Class 5A1
6.8292% due 10/25/2034 (b)***	546,496	545,136
Master Adjustable Rate Mortgages Trust, Series
2004-15, Class 1A1
7.0294% due 12/25/2034 (b)***	202,485	204,103
Master Adjustable Rate Mortgages Trust, Series
2007-3, Class 12A1
5.065% due 05/25/2047 (b)	3,192,291	3,023,741
Morgan Stanley Mortgage Loan Trust, Series
2006-8AR, Class 1A2
4.935% due 06/25/2036 (b)***	1,532,577	1,516,277

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.055% due 06/25/2036 (b)***	$2,237,431	$2,129,573
Residential Accredit Loans, Inc., Series 2005-QO3,
Class A1
5.265% due 10/25/2045 (b)***	105,486	99,997
Residential Accredit Loans, Inc., Series 2006-QO5,
Class 3A1
4.935% due 04/25/2046 (b)***	26,475	26,422
Residential Asset Mortgage Products, Inc., Series
2002-RP1, Class A1
5.295% due 03/25/2033 (f)	37,049	33,721
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16, Class 1A2
7.3766% due 11/25/2034 (b)***	42,022	42,988
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 2A1
5.1964% due 01/25/2035 (b)	47,017	47,227
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A1
5.045% due 12/25/2035 (b)***	2,662,346	2,517,697
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3
5.055% due 12/25/2035 (b)***	2,262,994	2,143,336
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A1A
5.075% due 08/25/2036 (b)***	3,109,302	2,989,791
Thornburg Mortgage Securities Trust, Series
2005-2, Class A4
5.115% due 07/25/2045 (b)***	3,514,789	3,513,746
Thornburg Mortgage Securities Trust, Series
2005-3, Class A3
5.125% due 10/25/2035 (b)***	3,155,453	3,149,426
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
4.97% due 06/25/2009 (b)***	3,238,511	3,220,222
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
4.975% due 06/25/2036 (b)***	3,400,068	3,381,084
Thornburg Mortgage Securities Trust, Series
2007-4, Class 2A1
6.2309% due 09/25/2037 (b)	1,427,293	1,432,246
Thornburg Mortgage Securities Trust, Series
2007-4, Class 3A1
6.2201% due 09/25/2037 (b)	1,317,133	1,305,321
WaMu Mortgage Pass-Through Certificates, Series
2005-AR17, Class A1A1
5.135% due 12/25/2045 (b)***	2,048,371	1,939,444
WaMu Mortgage Pass-Through Certificates, Series
2005-AR17, Class A1A2
5.155% due 12/25/2045 (b)***	286,485	271,407
Washington Mutual, Inc., Mortgage Pass-Through
Certificates, Series 2005-AR19, Class A1A2
5.155% due 12/25/2045 (b)	223,409	211,082

The accompanying notes are an integral part of the financial statements.

184

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Zuni Mortgage Loan Trust, Series 2006-OA1,
Class A1
4.995% due 06/25/2036 (b)***	$1,821,141	$1,741,339

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $82,273,284)		$78,608,712

ASSET BACKED SECURITIES - 14.54%
ACE Securities Corp., Series 2006-GP1, Class A
4.995% due 02/25/2031 (b)***	2,085,305	2,004,994
ACE Securities Corp., Series 2006-SL3, Class A1
4.965% due 06/25/2036 (b)***	1,863,300	997,545
Aegis Asset Backed Securities Trust, Series
2004-2, Class A3
5.345% due 06/25/2034 (b)***	355,503	279,458
Countrywide Home Equity Loan Trust, Series
2004-I, Class A
5.3175% due 02/15/2034 (b)***	1,807,504	1,720,456
Countrywide Home Equity Loan Trust, Series
2004-R, Class 2A
5.2775% due 03/15/2030 (b)***	1,842,805	1,792,594
Countrywide Home Equity Loan Trust, Series
2006-E, Class 2A
5.1675% due 12/25/2031 (b)***	2,336,919	2,218,449
Countrywide Home Equity Loan Trust, Series
2007-GW, Class A
5.5775% due 08/15/2037 (b)	3,378,666	3,161,691
Credit Suisse Mortgage Capital Certificates, Series
2006-CF2, Class A1
5.125% due 05/25/2036 (b)*** (f)	1,922,412	1,730,773
EMC Mortgage Loan Trust, Series 2006-A, Class A1
5.315% due 12/25/2042 (b)*** (f)	622,446	566,266
GMAC Mortgage Corp. Loan Trust, Series
2004-VF1, Class A1
5.615% due 02/25/2031 (b)(f)	3,066,619	2,953,801
GMAC Mortgage Corp. Loan Trust, Series
2006-HE1, Class A
5.075% due 11/25/2036 (b)***	3,844,153	3,369,127
GSAA Home Equity Trust, Series 2005-5, Class A4
5.135% due 02/25/2035 (b)***	1,487,949	1,273,824
GSAMP Trust, Series 2006-S4, Class A1
4.954% due 05/25/2036 (b)***	1,590,100	1,281,002
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
4.995% due 06/25/2036 (b)***	2,173,619	1,140,953
IXIS Real Estate Capital Trust, Series 2006-HE2,
Class A1
4.925% due 08/25/2036 (b)***	58,925	58,533
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	4,530,000	4,555,152
Long Beach Mortgage Loan Trust, Series 2005-3,
Class 2A2
5.145% due 09/25/2035 (b)***	526,954	521,913
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H1, Class 2A1
6.365% due 10/25/2037 (b)	3,321,888	3,250,262

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Morgan Stanley ABS Capital I, Series 2004-HE8,
Class A7
5.395% due 09/25/2034 (b)***	$100,766	$99,389
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-1, Class A1
4.895% due 07/25/2036 (b)***	1,125,518	1,114,927
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.015% due 03/25/2036 (b)***	1,468,427	1,167,802
SACO I Trust, Inc., Series 2006-6, Class A
4.995% due 06/25/2036 (b)***	2,013,514	830,382
SACO I Trust, Inc., Series 2006-7, Class A1
4.995% due 07/25/2036 (b)***	2,231,383	1,018,328
SLM Student Loan Trust, Series 2006-5, Class A2
5.0738% due 07/25/2017 (b)***	2,506,414	2,505,840
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
4.975% due 02/25/2036 (b)*** (f)	2,257,928	805,736
Truman Capital Mortgage Loan Trust, Series
2006-1, Class A
5.125% due 03/25/2036 (b)*** (f)	2,575,610	2,240,781
Bravo Mortgage Asset Trust, Series 2006-1A,
Class A1
4.995% due 07/25/2036 (b)(f)	2,488,791	2,447,572
Lehman XS Trust, Series 2005-5N, Class 3A1A
5.165% due 11/25/2035 (b)***	100,632	95,485
Lehman XS Trust, Series 2005-7N, Class 1A1B
5.165% due 12/25/2035 (b)***	132,091	127,703
Lehman XS Trust, Series 2006-2N, Class 1A1
5.125% due 02/25/2046 (b)***	634,166	601,659
Lehman XS Trust, Series 2006-GP3, Class 3A1A
4.935% due 06/25/2046 (b)***	2,254,058	2,216,524
RAAC Series, Series 2006-RP3, Class A
5.135% due 05/25/2036 (b)*** (f)	2,506,558	2,176,790

TOTAL ASSET BACKED SECURITIES
(Cost $58,937,699)		$50,325,711

PREFERRED STOCKS - 0.59%

Financial Services - 0.59%
Federal Home Loan Mortgage Corp., Series Z *	46,000	1,202,900
Federal National Mortgage Association	32,000	824,000

		2,026,900

TOTAL PREFERRED STOCKS (Cost $1,950,000)		$2,026,900

REPURCHASE AGREEMENTS - 6.59%
Lehman Brothers Tri-Party
Repurchase Agreement dated
12/31/2007 at 1.00% to be
repurchased at $22,801,267 on
01/02/2008, collateralized by
$14,260,000 U.S. Treasury Bonds,
3.625% due 04/15/2028 (valued at
$23,256,064, including interest)	$22,800,000	$22,800,000

TOTAL REPURCHASE AGREEMENTS
(Cost $22,800,000)		$22,800,000

The accompanying notes are an integral part of the financial statements.

185

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 0.33%
Federal National Mortgage Association Discount
Notes
zero coupon due 03/17/2008 ****	$1,165,000	$1,152,751

TOTAL SHORT TERM INVESTMENTS
(Cost $1,152,751)		$1,152,751

Total Investments (U.S. Government Securities Trust)
(Cost $509,495,563) - 144.08%		$498,736,540
Liabilities in Excess of Other Assets - (44.08)%		(152,585,472)

TOTAL NET ASSETS - 100.00%		$346,151,068

U.S. High Yield Bond Trust

	Shares or Principal Amount	Value

CORPORATE BONDS - 74.85%

Advertising - 1.34%
Lamar Media Corp.
6.625% due 08/15/2015 (f)	$1,620,000	$1,579,500
R.H. Donnelley Corp.
8.875% due 10/15/2017 (f)	2,330,000	2,155,250
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	700,000	654,500
Sheridan Group, Inc.
10.25% due 08/15/2011	1,600,000	1,600,000

		5,989,250
Aerospace - 0.07%
TransDigm, Inc.
7.75% due 07/15/2014	325,000	329,875

Agriculture - 0.31%
Mosaic Company
7.375% due 12/01/2014 (f)	650,000	695,500
7.875% due 12/01/2016 (f)	650,000	702,000

		1,397,500
Air Travel - 0.07%
Continental Airlines, Inc., Series 00-1
8.499% due 05/01/2011	333,582	331,080

Aluminum - 0.00%
Novelis, Inc.
7.25% due 02/15/2015	21,000	19,740

Apparel & Textiles - 0.32%
Phillips-Van Heusen Corp.
7.25% due 02/15/2011	1,400,000	1,408,750

Auto Parts - 0.51%
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	1,460,000	1,328,600
11.25% due 11/01/2015 (f)	1,060,000	924,850

		2,253,450
Auto Services - 0.10%
Hertz Corp.
8.875% due 01/01/2014	400,000	405,500

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Auto Services (continued)
United Rentals North America, Inc.
6.50% due 02/15/2012	$24,000	$21,780

		427,280
Automobiles - 2.40%
Asbury Automotive Group, Inc.
7.625% due 03/15/2017	1,525,000	1,349,625
8.00% due 03/15/2014	540,000	510,300
Ford Motor Company
7.45% due 07/16/2031	900,000	668,250
General Motors Corp.
8.375% due 07/15/2033	5,210,000	4,194,050
Group 1 Automotive, Inc.
8.25% due 08/15/2013	750,000	723,750
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013 (a)	1,500,000	1,458,750
United Auto Group, Inc.
7.75% due 12/15/2016	1,925,000	1,799,875

		10,704,600
Banking - 0.19%
Chevy Chase Bank
6.875% due 12/01/2013	905,000	862,012
Broadcasting - 1.22%
Barrington Broadcasting Group LLC
10.50% due 08/15/2014	2,450,000	2,526,563
Fisher Communications, Inc.
8.625% due 09/15/2014	1,325,000	1,353,156
LBI Media, Inc.
8.50% due 08/01/2017 (f)	1,250,000	1,204,687
Muzak Finance Corp.
13.00% due 03/15/2010	700,000	347,375

		5,431,781
Building Materials & Construction - 0.21%
Esco Corp.
8.625% due 12/15/2013 (f)	325,000	325,000
8.8656% due 12/15/2013 (b)(f)	625,000	612,500

		937,500
Business Services - 3.44%
Affinity Group, Inc.
9.00% due 02/15/2012	950,000	902,500
10.875% due 02/15/2012	450,000	450,000
Cornell Companies, Inc.
10.75% due 07/01/2012	600,000	637,500
First Data Corp.
9.875% due 09/24/2015 (f)	2,290,000	2,129,700
IKON Office Solutions, Inc.
9.926% due 01/01/2012 (b)(f)	975,000	984,750
NCO Group, Inc.
11.875% due 11/15/2014	1,175,000	1,092,750
Rural/Metro Corp.
9.875% due 03/15/2015	1,300,000	1,261,000
SunGard Data Systems, Inc.
3.75% due 01/15/2009	350,000	339,500
4.875% due 01/15/2014	400,000	351,000
9.125% due 08/15/2013	1,801,000	1,832,518

The accompanying notes are an integral part of the financial statements.

186

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Business Services (continued)
Sungard Data Systems, Inc. (continued)
10.25% due 08/15/2015	$5,240,000	$5,357,900

		15,339,118

Cable & Television - 5.13%
Charter Communications Operating LLC
8.00% due 04/30/2012 (f)	5,720,000	5,519,800
8.375% due 04/30/2014 (f)	4,275,000	4,136,062
CSC Holdings, Inc.
6.75% due 04/15/2012	2,415,000	2,309,344
7.25% due 07/15/2008	400,000	400,500
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	350,000	349,125
8.125% due 08/15/2009	300,000	305,250
DirecTV Holdings LLC
6.375% due 06/15/2015	100,000	96,000
8.375% due 03/15/2013	4,344,000	4,517,760
Echostar DBS Corp.
6.375% due 10/01/2011	375,000	370,500
7.125% due 02/01/2016 (a)	2,000,000	2,040,000
Videotron Ltee.
6.375% due 12/15/2015	1,330,000	1,248,538
6.875% due 01/15/2014	1,606,000	1,571,872

		22,864,751

Cellular Communications - 3.40%
Alamosa Delaware, Inc.
8.50% due 01/31/2012	950,000	968,779
Centennial Communications Corp.
10.00% due 01/01/2013	2,350,000	2,444,000
Cricket Communications, Inc.
9.375% due 11/01/2014	2,090,000	1,959,375
9.375% due 11/01/2014 (f)	1,300,000	1,218,750
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	2,725,000	2,561,500
Rural Cellular Corp.
8.1237% due 06/01/2013 (b)	1,100,000	1,116,500
8.25% due 03/15/2012	2,000,000	2,075,000
9.875% due 02/01/2010	2,700,000	2,801,250

		15,145,154

Chemicals - 0.57%
Huntsman International LLC
7.875% due 11/15/2014	500,000	530,000
Innophos, Inc.
8.875% due 08/15/2014	2,000,000	1,990,000

		2,520,000

Commercial Services - 0.51%
Mac-Gray Corp.
7.625% due 08/15/2015	2,350,000	2,291,250

Computers & Business Equipment - 0.37%
Seagate Technology HDD Holdings
6.80% due 10/01/2016	1,700,000	1,657,500

Containers & Glass - 1.43%
Crown Holdings, Inc.
8.00% due 04/15/2023	2,650,000	2,517,500

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Containers & Glass (continued)
Graham Packaging Company
9.875% due 10/15/2014	$2,450,000	$2,254,000
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	900,000	933,750
Owens-Illinois, Inc.
7.80% due 05/15/2018	650,000	661,375

		6,366,625

Correctional Facilities - 1.01%
Corrections Corp. of America
6.25% due 03/15/2013	1,365,000	1,344,525
6.75% due 01/31/2014	1,320,000	1,324,950
Geo Group, Inc.
8.25% due 07/15/2013	1,800,000	1,818,000

		4,487,475

Crude Petroleum & Natural Gas - 2.28%
AmeriGas Partners LP
7.125% due 05/20/2016	1,915,000	1,857,550
7.25% due 05/20/2015	557,000	545,860
Calfrac Holdings LP
7.75% due 02/15/2015 (f)	1,550,000	1,484,125
Chesapeake Energy Corp.
6.625% due 01/15/2016	1,585,000	1,549,337
6.875% due 01/15/2016	400,000	396,000
6.875% due 11/15/2020	2,500,000	2,400,000
7.50% due 09/15/2013	400,000	409,000
Hilcorp Energy I LP
7.75% due 11/01/2015 (f)	1,540,000	1,513,050

		10,154,922

Electrical Utilities - 0.25%
AES Corp.
8.75% due 05/15/2013 (f)	15,000	15,656
Nevada Power Company, Series O
6.50% due 05/15/2018	1,050,000	1,075,010
TXU Corp., Series P
5.55% due 11/15/2014	24,000	19,157

		1,109,823

Electronics - 0.89%
Communications & Power Industries, Inc.
8.00% due 02/01/2012	750,000	750,000
L-3 Communications Corp.
5.875% due 01/15/2015	2,000,000	1,930,000
6.125% due 07/15/2013	65,000	63,863
L-3 Communications Corp., Series B
6.375% due 10/15/2015	1,235,000	1,216,475

		3,960,338

Energy - 1.73%
NRG Energy, Inc.
7.25% due 02/01/2014	450,000	438,750
7.375% due 02/01/2016	5,274,000	5,142,150
7.375% due 01/15/2017	2,175,000	2,120,625

		7,701,525

The accompanying notes are an integral part of the financial statements.

187

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services - 7.45%
Chukchansi Economic Development Authority
8.2375% due 11/15/2012 (b)(f)	$744,000	$725,400
Consolidated Communications Holdings, Inc.
9.75% due 04/01/2012	500,000	515,000
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	1,000,000	1,026,230
Ford Motor Credit Company
7.00% due 10/01/2013	2,360,000	1,971,518
7.25% due 10/25/2011	410,000	355,125
8.00% due 12/15/2016	6,250,000	5,308,819
General Motors Acceptance Corp.
6.75% due 12/01/2014	625,000	504,093
8.00% due 11/01/2031	4,260,000	3,573,607
KAR Holdings, Inc.
8.75% due 05/01/2014 (f)	375,000	345,000
10.00% due 05/01/2015 (f)	4,981,000	4,445,543
LVB Acquisition Merger Sub, Inc.
11.625% due 10/15/2017 (f)	2,835,000	2,792,475
NSG Holdings, Inc.
7.75% due 12/15/2025 (f)	1,425,000	1,428,562
Nuveen Investments, Inc.
10.50% due 11/15/2015 (f)	8,555,000	8,524,988
TRAINS HY-2006 -1
7.572% due 05/01/2016 (f)	1,776,000	1,722,365

		33,238,725

Food & Beverages - 2.36%
Beverages & More, Inc.
9.25% due 03/01/2012 (f)	250,000	253,125
Dean Foods Company
6.90% due 10/15/2017	750,000	648,750
Del Monte Corp.
8.625% due 12/15/2012 (a)	3,000,000	3,022,500
Dole Food Company, Inc.
7.25% due 06/15/2010 (a)	1,704,000	1,550,640
8.625% due 05/01/2009	1,876,000	1,810,340
8.875% due 03/15/2011	740,000	684,500
Pilgrim’s Pride Corp.
7.625% due 05/01/2015	1,250,000	1,228,125
8.375% due 05/01/2017	750,000	735,000
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	600,000	591,000

		10,523,980

Funeral Services - 0.64%
Service Corp. International
6.75% due 04/01/2016	500,000	481,250
7.00% due 06/15/2017	2,150,000	2,058,625
7.50% due 04/01/2027	175,000	161,000
7.625% due 10/01/2018	150,000	150,750

		2,851,625

Gas & Pipeline Utilities - 3.08%
El Paso Corp.
6.875% due 06/15/2014	500,000	503,612
7.00% due 06/15/2017	2,750,000	2,752,852

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
K N Energy, Inc.
7.45% due 03/01/2098	$1,275,000	$1,090,171
Kinder Morgan Finance Company ULC
6.40% due 01/05/2036	130,000	107,361
MarkWest Energy Partners LP, Series B
8.50% due 07/15/2016	1,380,000	1,386,900
Northwest Pipeline Corp.
7.00% due 06/15/2016	275,000	292,875
Sabine Pass LNG LP
7.50% due 11/30/2016	4,950,000	4,727,250
Williams Companies, Inc.
6.375% due 10/01/2010 (f)	250,000	252,812
6.7287% due 10/01/2010 (b)(f)	650,000	658,125
8.75% due 03/15/2032	1,100,000	1,344,750
Williams Partners Finance Corp.
7.25% due 02/01/2017	600,000	618,000

		13,734,708

Healthcare Products - 0.48%
Cooper Companies (The), Inc.
7.125% due 02/15/2015	2,200,000	2,139,500

Healthcare Services - 0.54%
Centene Corp.
7.25% due 04/01/2014	1,375,000	1,340,625
DaVita, Inc.
6.625% due 03/15/2013	300,000	298,500
Healthsouth Corp.
10.75% due 06/15/2016	750,000	783,750

		2,422,875

Hotels & Restaurants - 1.95%
Denny’s Corp.
10.00% due 10/01/2012	1,025,000	985,281
Gaylord Entertainment Company
6.75% due 11/15/2014	1,432,000	1,349,660
O’Charleys, Inc.
9.00% due 11/01/2013	4,625,000	4,451,563
Real Mex Restaurants, Inc.
10.00% due 04/01/2010	2,000,000	1,920,000

		8,706,504

Household Appliances - 0.54%
ALH Finance LLC
8.50% due 01/15/2013	2,495,000	2,395,200

Industrial Machinery - 1.21%
Altra Industrial Motion, Inc.
9.00% due 12/01/2011	1,535,000	1,558,025
Baldor Electric Company
8.625% due 02/15/2017	900,000	927,000
H&E Equipment Services, Inc.
8.375% due 07/15/2016	2,075,000	1,919,375
Neff Corp.
10.00% due 06/01/2015 (a)	1,855,000	1,010,975

		5,415,375

Insurance - 0.39%
USI Holdings Corp.
9.75% due 05/15/2015 (f)	2,150,000	1,730,750

The accompanying notes are an integral part of the financial statements.

188

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Leisure Time - 4.01%
AMC Entertainment, Inc.
8.00% due 03/01/2014	$24,000	$22,560
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	1,387,000	1,414,740
Chukchansi Economic Development Authority
8.00% due 11/15/2013 (f)	1,655,000	1,613,625
Majestic Star Casino LLC
9.50% due 10/15/2010	1,040,000	982,800
MGM Mirage, Inc.
6.00% due 10/01/2009	1,750,000	1,741,250
8.50% due 09/15/2010	1,250,000	1,296,875
Mohegan Tribal Gaming Authority
6.125% due 02/15/2013	686,000	670,565
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	500,000	470,000
9.75% due 04/01/2010 (a)	400,000	400,000
Penn National Gaming, Inc.
6.875% due 12/01/2011	1,100,000	1,111,000
River Rock Entertainment Authority
9.75% due 11/01/2011	1,050,000	1,097,250
San Pasqual Casino Development Group
8.00% due 09/15/2013 (f)	1,850,000	1,822,250
Speedway Motorsports, Inc.
6.75% due 06/01/2013	1,635,000	1,610,475
Station Casinos, Inc.
6.00% due 04/01/2012	2,430,000	2,162,700
Wynn Las Vegas LLC
6.625% due 12/01/2014	1,500,000	1,473,750

		17,889,840

Liquor - 0.43%
Constellation Brands, Inc.
7.25% due 09/01/2016	1,750,000	1,640,625
7.25% due 05/15/2017 (f)	300,000	277,500

		1,918,125

Medical-Hospitals - 3.66%
Community Health Systems, Inc.
8.875% due 07/15/2015	3,920,000	3,993,500
HCA, Inc.
6.25% due 02/15/2013	21,000	18,375
7.875% due 02/01/2011	740,000	721,500
9.125% due 11/15/2014	650,000	676,000
9.25% due 11/15/2016	4,800,000	5,040,000
Multiplan, Inc.
10.375% due 04/15/2016 (f)	1,800,000	1,791,000
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	800,000	806,000
Tenet Healthcare Corp.
6.375% due 12/01/2011	2,100,000	1,911,000
6.875% due 11/15/2031	635,000	473,075
United Surgical Partners International, Inc.
8.875% due 05/01/2017	885,000	873,937

		16,304,387

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Mining - 1.17%
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	$725,000	$768,500
8.375% due 04/01/2017	4,150,000	4,450,875

		5,219,375

Office Furnishings & Supplies - 0.03%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	150,000	156,188

Paper - 0.99%
AbitibiBowater Inc
9.375% due 12/15/2021	1,000,000	760,000
Abitibi-Consolidated, Inc.
5.25% due 06/20/2008	850,000	813,875
6.95% due 04/01/2008	795,000	780,094
Georgia-Pacific Corp.
7.125% due 01/15/2017 (f)	730,000	709,925
Neenah Paper, Inc.
7.375% due 11/15/2014	700,000	654,500
P. H. Glatfelter Company
7.125% due 05/01/2016	725,000	714,125

		4,432,519

Petroleum Services - 2.02%
Allis-Chalmers Energy, Inc.
8.50% due 03/01/2017	975,000	931,125
Hilcorp Energy I LP/Hilcorp Finance Company
9.00% due 06/01/2016 (f)	1,405,000	1,454,175
Key Energy Services, Inc.
8.375% due 12/01/2014 (f)	2,825,000	2,888,563
Swift Energy Company
7.125% due 06/01/2017	3,100,000	2,945,000
Tesoro Corp.
6.50% due 06/01/2017	800,000	792,000

		9,010,863

Pharmaceuticals - 0.34%
Omnicare, Inc.
6.875% due 12/15/2015	1,650,000	1,534,500

Publishing - 1.59%
Dex Media West LLC
9.875% due 08/15/2013	500,000	520,000
Idearc, Inc.
8.00% due 11/15/2016	4,025,000	3,692,937
Nielsen Finance LLC
zero coupon, step up to 12.50% on
08/01/2011 due 08/01/2016	3,300,000	2,318,250
10.00% due 08/01/2014	525,000	536,813

		7,068,000

Real Estate - 2.15%
BF Saul, REIT
7.50% due 03/01/2014	1,975,000	1,817,000
Host Marriott LP, REIT
7.125% due 11/01/2013	500,000	503,750
Host Marriott LP, Series M, REIT
7.00% due 08/15/2012	1,455,000	1,455,000
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	4,000,000	3,940,000

The accompanying notes are an integral part of the financial statements.

189

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Real Estate (continued)
Rouse Company LP, REIT
6.75% due 05/01/2013 (f)	$2,000,000	$1,857,884

		9,573,634
Retail - 1.56%
Ferrellgas Escrow LLC
6.75% due 05/01/2014	2,200,000	2,158,750
Rite Aid Corp, Series WI
9.50% due 06/15/2017	2,125,000	1,758,437
Suburban Propane Partners LP
6.875% due 12/15/2013	655,000	635,350
Susser Holdings LLC
10.625% due 12/15/2013 (f)	2,330,000	2,411,550

		6,964,087
Retail Grocery - 0.20%
Smithfield Foods, Inc.
7.75% due 07/01/2017	932,000	901,710

Retail Trade - 0.38%
American Greetings Corp.
7.375% due 06/01/2016	400,000	389,000
Payless Shoesource, Inc.
8.25% due 08/01/2013 (a)	1,400,000	1,316,000

		1,705,000
Sanitary Services - 0.56%
Allied Waste North America, Inc.
6.50% due 11/15/2010	700,000	700,000
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	200,000	196,000
7.125% due 05/15/2016	1,600,000	1,588,000

		2,484,000
Semiconductors - 0.47%
NXP BV / NXP Funding LLC
7.9925% due 10/15/2013 (b)	1,395,000	1,283,400
9.50% due 10/15/2015	900,000	824,625

		2,108,025
Software - 0.32%
Open Solutions, Inc.
9.75% due 02/01/2015 (f)	1,575,000	1,435,219

Telecommunications Equipment &
Services - 4.32%
American Tower Corp.
7.00% due 10/15/2017 (f)	1,365,000	1,371,825
Citizens Communications Company
7.05% due 10/01/2046	1,050,000	850,500
7.125% due 03/15/2019	125,000	118,750
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016	4,650,000	4,801,125
Intelsat, Ltd.
5.25% due 11/01/2008	1,975,000	1,950,312
PanAmSat Corp.
9.00% due 08/15/2014	6,430,000	6,462,150
9.00% due 06/15/2016	2,240,000	2,256,800

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Telecommunications Equipment &
Services (continued)
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014	$1,400,000	$1,431,500

		19,242,962

Telephone - 2.07%
Qwest Communications International, Inc.
7.25% due 02/15/2011	395,000	395,000
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	500,000	498,750
Qwest Corp.
6.50% due 06/01/2017 (f)	1,250,000	1,196,875
7.50% due 06/15/2023	1,000,000	957,500
7.50% due 10/01/2014	600,000	609,000
8.2406% due 06/15/2013 (b)	2,110,000	2,152,200
8.875% due 03/15/2012	1,760,000	1,883,200
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015	1,450,000	1,530,922

		9,223,447

Tires & Rubber - 0.11%
Goodyear Tire & Rubber Company
7.857% due 08/15/2011	475,000	480,937

Tobacco - 0.53%
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	255,955
7.625% due 06/01/2016	2,000,000	2,125,992

		2,381,947

Transportation - 1.45%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	2,200,000	2,222,000
Overseas Shipholding Group, Inc.
7.50% due 02/15/2024	2,590,000	2,476,688
Trailer Bridge, Inc.
9.25% due 11/15/2011	1,750,000	1,747,812

		6,446,500

Travel Services - 0.10%
Sabre Holdings Corp.
7.3575% due 03/15/2016	500,000	445,000

TOTAL CORPORATE BONDS (Cost $344,245,109)		$333,776,806

ASSET BACKED SECURITIES - 0.28%
DB Master Finance LLC, Series-2006-1, Class M1
8.285% due 06/20/2031 (f)	1,250,000	1,262,665

TOTAL ASSET BACKED SECURITIES
(Cost $1,249,976)		$1,262,665

TERM LOANS - 16.97%

Air Travel - 0.10%
U.S. Airways Group, Inc.
7.355% due 02/23/2014 (b)	500,000	462,967

Auto Parts - 0.13%
Allison Transmission, Inc., Tranche B
7.4525% due 08/07/2014 (b)	375,000	351,630

The accompanying notes are an integral part of the financial statements.

190

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Auto Parts (continued)
Pep Boys, Term Loan
7.08% due 01/31/2013 (b)	$243,470	$239,514

		591,144
Automobiles - 0.24%
CSK Automotive, Inc.
8.5402% due 06/30/2012 (b)	495,019	460,367
Ford Motor Company, Tranche B
8.00% due 11/29/2013 (b)	645,987	599,641

		1,060,008

Broadcasting - 0.20%
Citadel Broadcasting Corp.
6.46% due 06/12/2014 (b)	1,000,000	910,000

Business Services - 1.03%
Education Management Corp., Tranche C
7.625% due 05/29/2011 (b)	965,909	922,031
Reynolds & Reynolds Company, Inc.
6.8425% due 10/24/2012 (b)	396,364	395,868
Reynolds & Reynolds Company, Inc.,Tranche 2
10.6981% due 10/01/2013 (b)	1,125,000	1,113,750
Reynolds & Reynolds Company, Inc., Tranche 3
12.6981% due 04/01/2014 (b)	625,000	623,438
SunGard Data Systems, Inc., Tranche B1
6.8975% due 01/31/2013 (b)	1,597,975	1,545,449

		4,600,536

Cable & Television - 0.74%
Charter Communications Operating LLC, Tranche 3
7.85% due 03/01/2014 (b)	750,000	682,500
Charter Communications Operating LLC, Tranche
B1
7.3425% due 03/06/2014 (b)	750,000	702,079
CSC Holdings, Inc.
6.415% due 03/23/2013 (b)	2,025,470	1,917,299

		3,301,878

Cellular Communications - 0.14%
Crown Castle International Corp.
6.2025% due 03/05/2014 (b)	625,000	597,969

Chemicals - 0.38%
Celanese Holdings LLC, Letter of Credit
7.0994% due 04/02/2014 (b)	580,417	561,071
Celanese Holdings LLC, Tranche B
5.225% due 04/02/2014 (b)	166,667	161,112
Huntsman International LLC
6.615% due 04/19/2014 (b)	989,300	972,363

		1,694,546

Commercial Services - 0.16%
Safety-Kleen, Corp., Letter of Credit
4.75% due 07/27/2013 (b)	152,542	146,441
Safety-Kleen, Corp., Tranche B
7.75% due 07/27/2013 (b)	578,898	567,320

		713,761

Containers & Glass - 0.11%
Owens-Illinois, Inc.
6.4319% due 06/14/2013 (b)	489,770	477,935

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Crude Petroleum & Natural Gas - 0.12%
Coffeyville Resources, Inc., Letter of Credit
8.6087% due 12/28/2010 (b)	$129,730	$125,838
Coffeyville Resources, Inc., Tranche D
8.48% due 12/28/2013 (b)	423,094	408,814

		534,652

Domestic Oil - 0.21%
Alon USA LP
7.0719% due 06/07/2013 (b)	985,000	950,437

Electrical Utilities - 1.81%
Boston Generating, LC
8.235% due 12/21/2013 (b)	63,038	60,313
Boston Generating, Revolver
7.485% due 12/21/2013 (b)	31,776	30,402
Boston Generating, Term Loan B
7.61% due 12/20/2013 (b)	488,207	467,104
Calpine Corp., Tranche B
7.61% due 03/29/2009 (b)	7,679,101	7,494,611

		8,052,430

Energy - 1.12%
Covanta Energy Corp., Letter of Credit
5.275% due 02/02/2014 (b)	560,825	535,588
Covanta Energy Corp., Tranche B
6.57% due 02/02/2014 (b)	1,133,479	1,082,473
NRG Energy, Inc.
7.11% due 02/01/2013 (b)	1,760,301	1,671,555
NRG Energy, Inc., Tranche L
7.11% due 02/01/2013 (b)	732,624	695,689
Sandridge Energy, Inc.
8.625% due 04/01/2015 (b)	1,000,000	997,500

		4,982,805

Financial Services - 2.36%
BNY ConvergEx Group, Tranche 1
8.38% due 08/17/2013 (b)	1,250,000	1,209,375
Emdeon Business Services LLC, Tranche 1B
6.83% due 11/16/2013 (b)	475,132	453,100
Emdeon Business Services LLC, Tranche 2
10.32% due 05/16/2014 (b)	1,000,000	965,000
General Motors Term Loan
7.0775% due 11/29/2013 (b)	998,741	919,424
Linsco/Private Ledger Corp., Tranche B
8.196% due 06/27/2013 (b)	1,937,241	1,862,008
TD Ameritrade Holding Corp.
6.63% due 12/31/2012 (b)	1,000,000	977,810
TPF Generation Holdings LLC, Tranche 2
9.62% due 12/15/2014 (b)	800,000	756,000
VNU, Inc., Tranche B
7.28% due 08/09/2013 (b)	2,784,313	2,656,905
Wimar Landco LLC, Tranche B
7.86% due 07/03/2008 (b)	750,000	736,875

		10,536,497

Food & Beverages - 0.75%
Dean Foods Company, Tranche B
6.825% due 03/01/2014 (b)	1,488,750	1,406,663

The accompanying notes are an integral part of the financial statements.

191

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Food & Beverages (continued)
Supervalu, Inc., Tranche B
6.3963% due 05/31/2012 (b)	$1,970,000	$1,933,072

		3,339,735

Gas & Pipeline Utilities - 0.29%
Dynegy Holdings, Inc.
6.3088% due 04/02/2013 (b)	1,000,000	939,690
Targa Resources, Letter of Credit
4.5775% due 10/05/2011 (b)	290,323	284,426
Targa Resources, Term Loan B
6.90% due 10/05/2012 (b)	82,069	80,402

		1,304,518

Healthcare Services - 0.39%
Carestream Health, Inc., Tranche B
6.96% due 04/30/2013 (b)	950,000	877,800
Carestream Health, Inc., Tranche B2
10.30% due 10/30/2013 (b)	500,000	465,000
Healthsouth Corp., Tranche B
7.75% due 03/10/2013 (b)	431,446	412,930

		1,755,730

Hotels & Restaurants - 0.16%
Sagittarius Restaurants LLC
7.45% due 03/29/2013 (b)	750,000	694,687

Industrial Machinery - 0.05%
Baldor Electric Company, Tranche B
6.96% due 01/31/2014 (b)	205,024	201,589

Insurance - 0.47%
Affirmative Insurance Holdings Company, Inc.
8.42% due 01/12/2014 (b)	738,621	705,299
AmWINS Group, Inc.
11.07% due 06/07/2014 (b)	500,000	412,500
Kepler Holdings, Ltd.
10.82% due 06/30/2009 (b)	500,000	497,500
Panther RE Bermuda, Ltd., Tranche B
9.41% due 11/30/2010 (b)	500,000	497,500

		2,112,799

Leisure Time - 1.23%
BLB Wembley Holdings, Inc.
7.33% due 06/30/2011 (b)	700,000	654,500
Bombardier Recreational Products, Inc., Tranche B
7.70% due 06/26/2013 (b)	800,000	770,000
CCM Merger, Inc.
6.90% due 07/21/2012 (b)	748,083	720,029
Golden Nugget, Inc.
8.22% due 12/14/2014 (b)	750,000	686,250
Greenwood Racing
7.08% due 11/14/2011 (b)	483,564	459,325
Penn National Gaming, Inc.
6.71% due 05/26/2012 (b)	1,243,639	1,230,554
Riviera Holding Corp.
6.86% due 06/08/2014 (b)	1,000,000	975,000

		5,495,658

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Medical-Hospitals - 0.68%
Community Health Systems, Inc., Tranche B
7.755% due 06/30/2014 (b)	$1,845,321	$1,778,739
Community Health Systems, Inc., Tranche Delayed
Draw
6.9525% due 06/30/2014 (b)(j)	92,807	89,467
HCA, Inc.
7.08% due 11/01/2013 (b)	1,191,000	1,147,642

		3,015,848

Paper - 0.96%
Domtar Inc., Tranche B
6.4025% due 03/02/2014 (b)	503,906	484,538
Georgia-Pacific Corp., Tranche B
7.473% due 12/23/2012 (b)	1,646,425	1,569,283
Georgia-Pacific Corp., Tranche B2
6.896% due 12/22/2012 (b)	2,353,737	2,242,962

		4,296,783

Publishing - 0.42%
Idearc, Inc., Tranche B
7.32% due 11/01/2014 (b)	1,952,763	1,861,251

Railroads & Equipment - 0.50%
RailAmerica, Inc., Tranche T1
7.81% due 08/14/2008 (b)	2,250,000	2,210,625

Retail - 0.76%
Toys R Us, Inc., Tranche B
8.225% due 12/01/2008 (b)	3,500,000	3,395,437

Sanitary Services - 0.44%
Allied Waste North America, Inc.
6.2025% due 01/15/2012 (b)	702,584	672,728
8.00% due 03/28/2014 (b)	422,416	404,508
Waste Services, Inc., Tranche B
7.40% due 04/30/2011 (b)	927,298	901,797

		1,979,033

Semiconductors - 0.22%
Marvell Technology Group, Inc.
7.33% due 11/08/2009 (b)	989,375	964,641

Telecommunications Equipment &
Services - 0.22%
Level 3 Communications, Inc.
7.57% due 03/01/2014 (b)	1,000,000	966,000

Tires & Rubber - 0.42%
Goodyear Tire & Rubber Company, Tranche 2
6.43% due 04/30/2014 (b)	2,000,000	1,876,260

Transportation - 0.16%
Oshkosh Truck Corp., Tranche B
7.35% due 12/06/2013 (b)	740,625	712,322

TOTAL TERM LOANS (Cost $78,236,429)		$75,650,481

The accompanying notes are an integral part of the financial statements.

192

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 6.72%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$29,990,997 on 01/02/2008,
collateralized by $29,590,000
Federal Home Loan Bank, 4.875%
due 05/14/2010 (valued at
$30,588,663, including interest)	$29,985,000	$29,985,000

TOTAL REPURCHASE AGREEMENTS
(Cost $29,985,000)		$29,985,000

SHORT TERM INVESTMENTS - 1.55%
John Hancock Cash
Investment Trust, 5.1013% (c)(g)	$6,888,336	$6,888,336

TOTAL SHORT TERM INVESTMENTS
(Cost $6,888,336)		$6,888,336

Total Investments (U.S. High Yield Bond Trust)
(Cost $460,604,850) - 100.37%		$447,563,288
Liabilities in Excess of Other Assets - (0.37)%		(1,645,572)

TOTAL NET ASSETS - 100.00%		$445,917,716

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
ZAR	- South African Rand

The accompanying notes are an integral part of the financial statements.

193

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PCL	- Public Company Limited
PLC	- Public Limited Company
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Floating Rate Note

(c)	Investment is an affiliate of the Trust’s advisor or subadvisor

(d)	Principal amount of security is adjusted for inflation.

(e)	Security Fair Valued on December 31, 2007

(f)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC. The rate shown is the seven-day effective yield at period end.

(h)	Security Purchased on a when-issued or delayed delivery basis.

(i)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(j)	All or a portion of this Term Loan is unfunded.

**	Purchased on a forward commitment

***	At December 31, 2007, all or a portion of this security was pledged to cover forward commitments purchased and securities sold short.

****	At December 31, 2007, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

Note:	For Global Bond Trust, Real Return Bond Trust, and Total Return Trust, all securities have been pledged as collateral for forward commitments purchased and securities sold short.

The accompanying notes are an integral part of the financial statements.

194

John Hancock Trust

Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust” or “JHT”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, seventeen of which are fixed income oriented and are as follows: Active Bond, Core Bond, Global Bond, High Income, High Yield, Income, Investment Quality Bond, Money Market, Money Market B, Real Return Bond, Short-Term Bond, Spectrum Income, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond (collectively, “Portfolios”). Each of the Portfolios, with the exception of Global Bond and Real Return Bond, is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). Series NAV shares are also offered to the Lifestyle Trust. The Lifestyle Portfolios are offered by the John Hancock Trust and operate as a “fund of funds,” investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Portfolios described in this Annual Report offer three classes of shares as follows:

Portfolio	Series I	Series II	Series NAV
Active Bond	•	•	•
Core Bond	•	•	•
Global Bond	•	•	•
High Income		•	•
High Yield	•	•	•
Income			•
Investment Quality Bond	•	•	•
Money Market	•	•
Money Market B			•
Real Return Bond	•	•	•
Short-Term Bond			•
Spectrum Income			•
Strategic Bond	•	•	•
Strategic Income	•	•	•
Total Return	•	•	•
U.S. Government Securities	•	•	•
U.S. High Yield Bond	•	•	•

Series I, Series II and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Effective May 1, 2007, Income Trust commenced operations.

Payment made by Affiliate  JHLICO made a payment of $5,860,000 on December 27, 2006 to the Trust based on its review of frequent trading between January 1, 2001 and December 31, 2003 by certain contract holders in a small number of variable insurance contracts participating in certain portfolios of the former John Hancock Variable Series Trust, which was reorganized into the John Hancock Trust effective April 29, 2005. This payment was made voluntarily to the affected portfolios and approved by the Trustees of the Trust. The amount is recorded as a capital contribution in the Capital Shares footnote.

2.  SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation  The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (“JHCIT”), an affiliate of the John Hancock Advisers, LLC (“JHA”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC, are valued at their net asset value each business day. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities sold short are valued at the closing asking price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and

195

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

The following Portfolios hold securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid the price realized upon sale may be different than the price to value the security and the difference could material to the Portfolios.

Portfolio	Percentage of Single Source Only Securities at December 31, 2007
Active Bond	5.11%
High Income	9.77%
Short-Term Bond	8.78%
Strategic Bond	5.75%

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the NYSE, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

In September 2006, Financial Accounting Standards Board (“FASB”) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and the impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statement disclosure.

Guarantees and Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions  The books and records of the Portfolios are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

196

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Certain Portfolios invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Portfolios that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Allocations of Income and Expenses  All income, expenses (except class-specific expenses), and realized and unrealized gain/loss are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes.

Options  Each Portfolio of the Trust described in this Annual Report, with the exception of Money Market and Money Market B, may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

197

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Written options for the year ended December 31, 2007 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Global Bond
Outstanding, beginning of period	672,800,000	$7,108,679
Options written	991,628,322	15,122,086
Option closed	(696,900,000)	(6,107,436)
Options expired	(188,828,084)	(2,866,158)
Outstanding, end of period	778,700,238	$13,257,171
High Yield
Outstanding, beginning of period	—	—
Options written	11,500,000	$86,250
Options expired	(11,500,000)	(86,250)
Outstanding, end of period	—	—
Real Return Bond
Outstanding, beginning of period	116,200,484	$764,268
Options written	175,202,616	5,208,259
Option closed	(51,201,122)	(698,772)
Options expired	(85,201,020)	(609,947)
Outstanding, end of period	155,000,958	$4,663,808
Strategic Bond
Outstanding, beginning of period	2,940	$2,032,216
Options written	17,235	8,458,338
Option closed	(6,147)	(2,923,228)
Options expired	(10,376)	(4,776,870)
Outstanding, end of period	3,652	$2,790,456
Strategic Income
Outstanding, beginning of period	—	—
Options written	130,414,022	$942,978
Option closed	(50,937,600)	(253,370)
Options expired	(79,476,422)	(689,608)
Outstanding, end of period	—	—
Total Return
Outstanding, beginning of period	550,201,235	$6,247,409
Options written	650,908,557	10,001,523
Option closed	(478,101,387)	(5,474,105)
Options expired	(168,107,506)	(4,048,526)
Outstanding, end of period	554,900,899	$6,726,301
U.S. Government Securites
Outstanding, beginning of period	—	—
Options written	848	$410,026
Option closed	(448)	(167,979)
Outstanding, end of period	400	$242,047

198

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of open written options outstanding as of December 31, 2007:

Options on Exchange-Traded Futures Contracts

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Global Bond	Calls
	U.S. Treasury 10-Year Note Futures	$114.00	Feb 2008	119	$100,020	($133,875)
				119	$100,020	($133,875)

	Puts
	U.S. Treasury 10-Year Note Futures	$110.00	Feb 2008	119	$62,832	($29,750)
				119	$62,832	($29,750)

Real Return Bond	Calls
	U.S. Treasury 10-Year Futures	$111.00	Feb 2008	408	$150,924	($1,160,250)
	U.S. Treasury 10-Year Futures	113.00	Feb 2008	199	64,650	(310,938)
				607	$215,574	($1,471,188)

	Puts
	U.S. Treasury 10-Year Futures	$108.00	Feb 2008	199	$108,182	($12,438)
	U.S. Treasury 10-Year Futures	106.00	Feb 2008	152	63,631	(2,375)
				351	$171,813	($14,813)

Strategic Bond	Calls
	90-Day Eurodollar Futures, American style	$95.00	Mar 2008	73	$16,772	($140,525)
	90-Day Eurodollar Futures, American style	95.50	Mar 2008	102	67,702	(80,962)
	U.S. Treasury 5-Year Note Futures	110.00	Feb 2008	11	7,336	(13,750)
	U.S. Treasury 5-Year Note Futures	110.00	Feb 2008	17	10,540	(19,125)
	U.S. Treasury 10-Year Note Futures	114.00	Feb 2008	1,028	737,641	(1,156,500)
	U.S. Treasury 10-Year Note Futures	113.50	Feb 2008	871	718,239	(1,156,797)
	U.S. Treasury 10-Year Note Futures	111.00	Feb 2008	160	79,731	(455,000)
	U.S. Treasury 10-Year Note Futures	116.00	Feb 2008	76	52,933	(41,563)
	U.S. Treasury 30-Year Bond Futures	116.00	Feb 2008	105	141,741	(232,969)
				2,443	$1,832,635	($3,297,191)

	Puts
	90-Day Eurodollar Futures, American style	$95.50	Mar 2008	109	$36,193	($14,988)
	90-Day Eurodollar Futures, American style	95.50	Jun 2008	19	4,180	(1,663)
	Euro Currency Futures, American style	1.44	Mar 2008	82	149,240	(157,850)
	U.S. Treasury 5-Year Note Futures	109.00	Feb 2008	149	107,192	(65,187)
	U.S. Treasury 5-Year Note Futures	108.00	Feb 2008	72	36,687	(14,625)
	U.S. Treasury 5-Year Note Futures	109.50	Feb 2008	29	22,074	(17,672)
	U.S. Treasury 5-Year Note Futures	107.00	Feb 2008	30	15,772	(2,344)
	U.S. Treasury 10-Year Note Futures	109.50	Feb 2008	119	91,358	(22,312)
	U.S. Treasury 10-Year Note Futures	108.00	Feb 2008	107	121,543	(6,687)
	U.S. Treasury 10-Year Note Futures	107.00	Feb 2008	92	53,384	(4,313)
	U.S. Treasury 10-Year Note Futures	110.00	Feb 2008	20	8,962	(5,000)
	U.S. Treasury 10-Year Note Futures	110.50	Feb 2008	238	168,904	(81,813)
	U.S. Treasury 30-Year Bond Futures	109.00	Feb 2008	38	49,482	(7,719)
	U.S. Treasury 30-Year Bond Futures	115.00	Feb 2008	10	10,262	(18,125)
	U.S. Treasury 30-Year Bond Futures	113.00	Feb 2008	70	60,072	(54,687)
	U.S. Treasury 30-Year Bond Futures	112.00	Feb 2008	19	14,296	(10,984)
	U.S. Treasury 30-Year Bond Futures	114.00	Feb 2008	6	8,220	(6,375)
				1,209	$957,821	($492,344)

Total Return	Calls
	U.S. Treasury 5-Year Note Futures	$111.00	Feb 2008	136	$82,433	($97,750)
	U.S. Treasury 10-Year Note Futures	114.00	Feb 2008	255	210,109	(286,875)
	U.S. Treasury 10-Year Note Futures	112.00	Feb 2008	62	50,174	(132,719)
	U.S. Treasury 10-Year Note Futures	111.00	Feb 2008	55	23,024	(156,406)
				508	$365,740	($673,750)
	Puts
	U.S. Treasury 5-Year Note Futures	$109.00	Feb 2008	136	$97,308	($59,500)
	U.S. Treasury 10-Year Note Futures	110.00	Feb 2008	255	138,249	(63,750)
				391	$235,557	($123,250)

199

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
U.S. Government Securities	Calls
	U.S. Treasury 10-Year Note Futures	$114.50	Jan 2008	200	$143,047	($112,500)
				200	$143,047	($112,500)

	Puts
	U.S. Treasury 10-Year Note Futures	$109.50	Jan 2008	200	$99,000	($9,375)
				200	$99,000	($9,375)

Interest Rate Swaptions

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond	Calls
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.90%	Mar 2008	USD	162,500,000	$2,253,637	($5,481,028)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.50%	Aug 2009	USD	137,300,000	2,735,703	(6,482,249)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.10%	Feb 2008	USD	83,000,000	996,000	(3,397,622)
	5-Year Interest Rate Swap	Lehman Brothers	3 Month USD-LIBOR	Receive	4.95%	Mar 2008	USD	64,100,000	775,610	(2,285,768)
	5-Year Interest Rate Swap	Bank of America	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	29,100,000	342,289	(1,041,835)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	14,700,000	120,540	(526,288)
	5-Year Interest Rate Swap	Deutsche Bank	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	13,500,000	165,891	(385,614)
	5-Year Interest Rate Swap	Lehman Brothers	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	13,100,000	113,643	(469,005)
	5-Year Interest Rate Swap	Bank of America	3 Month USD-LIBOR	Receive	5.10%	Feb 2008	USD	9,000,000	80,550	(368,417)
	7-Year Interest Rate Swap	Bank of America	3 Month USD-LIBOR	Receive	4.90%	Feb 2008	USD	58,500,000	238,388	(1,755,111)
	7-Year Interest Rate Swap	Barclays Capital	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	36,200,000	969,490	(1,712,629)
	7-Year Interest Rate Swap	Morgan Stanley	3 Month USD-LIBOR	Receive	4.90%	Jul 2009	USD	33,400,000	1,123,576	(1,123,576)
	7-Year Interest Rate Swap	Deutsche Bank	6 Month EUR-LIBOR	Receive	4.23%	Sep 2009	EUR	21,700,000	283,402	(252,387)
	7-Year Interest Rate Swap	Merrill Lynch	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	18,700,000	506,770	(884,701)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	8,200,000	227,345	(387,944)
	30-Year Interest Rate Swap	Barclays Capital	3 Month USD-LIBOR	Receive	5.46%	Jan 2008	USD	29,400,000	674,730	(2,064,794)
	30-Year Interest Rate Swap	Bank of America	3 Month USD-LIBOR	Receive	5.53%	Jan 2008	USD	16,500,000	409,613	(1,325,468)
	30-Year Interest Rate Swap	Barclays Capital	3 Month USD-LIBOR	Receive	5.25%	Mar 2008	USD	1,600,000	32,640	(79,075)
								750,500,000	$12,049,817	($30,023,511)
Real Return Bond	Calls
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.95%	Mar 2008	USD	13,000,000	$159,900	($463,572)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	3,000,000	33,900	(107,406)
	7-Year Interest Rate Swap	Barclays Capital PLC	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	225,050	(314,371)
	7-Year Interest Rate Swap	Lehman Brothers Special Financing, Inc.	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	13,000,000	354,250	(492,236)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	220,115	(188,507)
	10-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	7,000,000	186,375	(361,929)
	10-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	14,200,000	356,420	(734,200)
	10-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	10,200,000	256,020	(527,383)
	30-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	5.67%	Aug 2008	USD	3,500,000	146,300	(380,508)
	30-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	5.67%	Aug 2008	USD	2,800,000	135,100	(304,407)
								80,700,000	$2,073,430	($3,874,519)

	Puts
	7-Year Interest Rate Swap	Barclays Capital PLC	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	$225,050	($188,507)
	7-Year Interest Rate Swap	Lehman Brothers Special Financing, Inc.	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	13,000,000	488,800	(350,085)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	220,115	(314,371)
	10-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	7,000,000	186,375	(87,807)
	10-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	14,200,000	343,640	(178,123)
	10-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.25%	Sep 2008	USD	10,200,000	246,840	(127,948)
	30-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	5.67%	Aug 2008	USD	2,800,000	102,200	(39,208)
	30-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	5.67%	Aug 2008	USD	3,500,000	147,700	(49,010)
								64,700,000	$1,960,720	($1,335,059)

200

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE

Total Return	Calls
	5-Year Interest Rate Swap	Bank of America	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	64,400,000	$720,905	($2,305,642)
	5-Year Interest Rate Swap	Barclays Capital	3 Month USD-LIBOR	Receive	5.45%	Feb 2009	USD	29,000,000	498,655	(1,452,242)
	5-Year Interest Rate Swap	Barclays Capital	3 Month USD-LIBOR	Receive	4.90%	Feb 2008	USD	13,000,000	161,850	(419,806)
	5-Year Interest Rate Swap	Lehman Brothers	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	86,100,000	712,600	(3,082,544)
	5-Year Interest Rate Swap	Lehman Brothers	3 Month USD-LIBOR	Receive	4.90%	Mar 2008	USD	46,000,000	536,720	(1,551,552)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.10%	Feb 2008	USD	54,000,000	648,000	(2,210,501)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.95%	Mar 2008	USD	35,000,000	430,500	(1,248,079)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.90%	Mar 2008	USD	34,500,000	458,713	(1,163,664)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.95%	Sep 2008	USD	23,600,000	215,220	(844,925)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.20%	Dec 2008	USD	96,700,000	1,006,346	(4,484,405)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.00%	Dec 2008	USD	72,600,000	735,495	(2,797,307)
								554,900,000	$6,125,004	($21,560,667)

Foreign Currency Options

PORTFOLIO	NAME OF ISSUER		EXERCISE PRICE	EXPIRATION DATE		NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond	Calls
	OTC Euro vs. U.S. Dollar	USD	1.36	May 2008	EUR	7,000,000	$442,021	($728,276)
	OTC U.S. Dollar vs. Japanese Yen	JPY	117.57	Feb 2008	USD	14,200,000	160,460	(21,499)
						21,200,000	$602,481	($749,775)

	Puts
	OTC Euro vs. U.S. Dollar	USD	1.36	May 2008	EUR	7,000,000	$442,021	($48,828)
						7,000,000	$442,021	($48,828)

Real Return Bond	Calls
	OTC U.S. Dollar vs. Japanese Yen	JPY	118.15	Jun 2008	USD	3,300,000	$41,313	($12,438)
						3,300,000	$41,313	($12,438)

	Puts
	OTC U.S. Dollar vs. Japanese Yen	JPY	118.15	Jun 2008	USD	3,300,000	$151,308	($259,010)
	OTC U.S. Dollar vs. Japanese Yen	JPY	100.00	Dec 2008	USD	3,000,000	49,650	(48,564)
						6,300,000	$200,958	($307,574)

Securities Lending  All Portfolios of the Trust described in this Annual Report may enter into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits the Portfolios to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Portfolios. The risk of having one primary borrower of securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Portfolios may lend securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive collateral against the loaned securities and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Portfolios receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, cash collateral was invested in the State Street Navigator Securities Lending Portfolio.

At December 31, 2007, the values of securities loaned and cash collateral were as follows:

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL
Active Bond	$183,929,326	$187,607,912
High Income	1,183,472	1,207,141
High Yield	45,127,602	46,030,154
Spectrum Income	1,958,517	1,997,687
Strategic Bond	14,543,027	14,833,887
U.S. High Yield Bond	6,753,270	6,888,336

201

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Floating Rate Notes Issued in Conjunction with Securities Held  Certain Portfolios may enter into transactions in which the Portfolios sell a fixed-rate bond to a broker for cash. At the same time, the Portfolios buy a residual interest in a trust’s (the “Trust”) assets and cash flows set up by the broker, often referred to as an inverse floating rate obligation (“Inverse Floater”). The broker deposits a fixed-rate bond into the Trust with the same CUSIP number as the fixed-rate bond sold to the broker by the Portfolio, and which may have been, but is not required to be, the fixed-rate bond purchased from the Portfolio (the “Fixed-Rate Bond”). The Trust also issues floating-rate notes (“Floating-Rate Notes”), which are sold to third parties. The Portfolios may enter into shortfall and forbearance agreements with the broker by which a Portfolio agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed-Rate Bond held by the Trust and the liquidation value of the Floating-Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Portfolio gives the Portfolio the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed-Rate Bond held by the Trust to the Portfolio, thereby collapsing the Trust. Pursuant to Financial Accounting Standards Statement No. 140 (“FAS 140”), the Portfolios account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Portfolio of Investments, and accounts for the Floating-Rate Notes as a liability under the caption “payable for floating rate notes issued” in the Portfolios’ Statement of Assets and Liabilities. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the Floating-Rate Notes, are reflected as interest expense and fees on inverse floaters of the Portfolios and are included in the Statement of Operations. At December 31, 2007, the Global Bond Portfolio’s obligations were as follows:

PORTFOLIO	FLOATING RATE NOTES OUTSTANDING	RANGE OF INTEREST RATES
Global Bond	$470,000	3.54%–3.97%
Global Bond	400,000	3.47%–3.95%

The Portfolios’ investment policies and restrictions expressly permit investments in inverse floating rate securities. The Portfolios’ investment policies do not allow the Portfolios to borrow money for purposes of making investments. Fund management believes that the Portfolios’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from legal borrowing of the Portfolios to which the restrictions apply. Inverse Floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

At December 31, 2007, there were no Inverse Floaters held by Total Return.

Interest Expense  Interest expense relates to the Portfolio’s liability with respect to Floating-Rate Notes held by third parties in conjunction with inverse floater securities transactions and/or short sale transactions by the Portfolios. Interest expense is recorded as incurred.

Dollar Rolls  All Portfolios of the Trust described in this Annual Report, with the exception of Money Market and Money Market B, may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Investment Risk  Certain Portfolios of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Inflation-Indexed Bonds  All Portfolios of the Trust described in this Annual Report, with the exception of Money Market and Money Market B, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity

Short Sales  Certain Portfolios may make short sales of securities. This means a Portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Certain of the Portfolios may also make short sales “against the box.’’ In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Portfolio closes its short position or replaces a borrowed security, the Portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Securities sold in short sale transactions and interest and dividend payable on such securities, if any, are reflected as a liability in the Statement of Assets and Liabilities. Fees incurred to borrow securities for short sales are recorded as interest expense in the Statement of Operations.

Futures  All Portfolios of the Trust described in this Annual Report, with the exception of Money Market and Money Market B, may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments, such as U.S. Treasury Bonds or Notes, or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

202

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Portfolios’ agent in acquiring the futures position). If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at December 31, 2007:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond	U.S. Treasury 10-Year Note Futures	181	Long	Mar 2008	($55,001)
					($55,001)

Global Bond	10-Year German Euro-BUND Futures	854	Long	Mar 2008	($2,744,298)
	90-Day LIBOR Futures	199	Long	Jun 2008	50,046
	90-Day LIBOR Futures	167	Long	Dec 2008	265,546
	90-Day LIBOR Futures	235	Long	Sep 2008	378,936
	90-Day LIBOR Futures	60	Long	Mar 2009	141,830
	90-Day LIBOR Futures	42	Long	Jun 2009	97,191
	Euribor Futures	361	Long	Mar 2008	(149,811)
	Euribor Futures	343	Long	Dec 2008	64,245
	Euribor Futures	216	Long	Jun 2008	24,517
	Euribor Futures	754	Long	Sep 2008	187,305
	Eurodollar Futures	1,059	Long	Mar 2009	1,196,875
	Eurodollar Futures	49	Long	Sep 2009	24,500
	Eurodollar Futures	266	Long	Jun 2009	152,950
	Japan 10-Year Government Bond Futures	30	Long	Mar 2008	(20,141)
	U.S. Treasury 10-Year Note Futures	354	Long	Mar 2008	190,156
	U.S. Treasury 30-Year Bond Futures	157	Long	Mar 2008	(96,898)
	Eurodollar Futures	49	Short	Jun 2008	(15,313)
	10-Year Canada Government Bond Futures	45	Short	Mar 2008	10,183
	2-Year German Euro-SCHATZ Futures	1,588	Short	Mar 2008	1,431,246
	5-Year German Euro-BOBL Futures	77	Short	Mar 2008	169,711
	U.K. Treasury Bond Futures	192	Short	Mar 2008	(14,247)
	U.S. Treasury 2-Year Note Futures	1,614	Short	Mar 2008	(156,938)
	U.S. Treasury 5-Year Note Futures	2,396	Short	Mar 2008	(737,686)
					$449,905

Investment Quality Bond	U.S. Treasury 5-Year Note Futures	148	Long	Mar 2008	$4,245
	U.S. Treasury 10-Year Note Futures	148	Long	Mar 2008	18,119
					$22,364

Real Return Bond	90-Day LIBOR Futures	421	Long	Mar 2008	($38,468)
	90-Day LIBOR Futures	546	Long	Jun 2008	508,549
	90-Day LIBOR Futures	211	Long	Sep 2008	227,202
	90-Day LIBOR Futures	112	Long	Dec 2008	115,977
	90-Day LIBOR Futures	61	Long	Mar 2009	66,478
	90-Day LIBOR Futures	96	Long	Jun 2009	103,693
	Euribor Futures	352	Long	Dec 2008	241,129
	Euribor Futures	27	Long	Mar 2009	37,154
	Euribor Futures	17	Long	Jun 2009	26,098
	Eurodollar Futures	295	Long	Jun 2008	710,062
	Eurodollar Futures	134	Long	Sep 2008	1,675
	Eurodollar Futures	515	Long	Dec 2008	1,202,562
	Eurodollar Futures	1,436	Long	Mar 2009	3,920,625
	Eurodollar Futures	537	Long	Jun 2009	1,346,088
	Eurodollar Futures	537	Long	Sep 2009	1,270,763
	Japan 10-Year Government Bond Futures	11	Long	Mar 2008	68,388
	U.S. Treasury 10-Year Note Futures	300	Long	Mar 2008	(32,811)
	10-Year German Euro-BUND Futures	98	Short	Mar 2008	328,211
	Euribor Futures	67	Short	Sep 2008	46,530

203

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	Eurodollar Futures	66	Short	Mar 2008	($79,613)
	U.S. Treasury 5-Year Note Futures	1,456	Short	Mar 2008	353,827
	U.S. Treasury 30-Year Bond Futures	1,234	Short	Mar 2008	2,636,422
					$13,060,541

Spectrum Income	U.S. Treasury 5-Year Note Futures	91	Long	Mar 2008	($2,156)
	U.S. Treasury 10-Year Note Futures	25	Long	Mar 2008	5,078
	10-Year Canada Government Bond Futures	11	Short	Mar 2008	(8,762)
	U.S. Treasury 2-Year Note Futures	3	Short	Mar 2008	(1,828)
	U.S. Treasury 10-Year Note Futures	16	Short	Mar 2008	(7,149)
					($14,817)

Strategic Bond	10-Year German Euro-BUND Futures	967	Long	Mar 2008	($3,204,324)
	90-Day LIBOR Futures	117	Long	Mar 2008	215,688
	Eurodollar Futures	362	Long	Jun 2008	377,015
	Eurodollar Futures	568	Long	Mar 2008	378,947
	Canadian Dollar Futures	18	Long	Mar 2008	53,740
	Japanese Yen Futures	37	Long	Mar 2008	35,890
	U.S. Treasury 5-Year Note Futures	153	Short	Mar 2008	(16,429)
	U.S. Treasury 10-Year Note Futures	195	Short	Mar 2008	(254,850)
	Australian Dollar Futures	22	Short	Mar 2008	(5,060)
	British Pound Futures	25	Short	Mar 2008	84,406
					($2,334,977)

Total Return	90-Day LIBOR Futures	622	Long	Mar 2008	$488,963
	90-Day LIBOR Futures	1,408	Long	Jun 2008	1,254,899
	90-Day LIBOR Futures	557	Long	Sep 2008	1,245,370
	90-Day LIBOR Futures	244	Long	Dec 2008	738,789
	90-Day LIBOR Futures	370	Long	Mar 2009	1,086,057
	90-Day LIBOR Futures	135	Long	Jun 2009	395,465
	Eurodollar Futures	3,676	Long	Jun 2008	9,062,162
	Eurodollar Futures	2,105	Long	Sep 2008	8,041,775
	Eurodollar Futures	4,422	Long	Dec 2008	15,026,588
	Eurodollar Futures	2,320	Long	Mar 2009	6,134,250
	Eurodollar Futures	176	Long	Jun 2009	411,400
	Eurodollar Futures	8	Long	Sep 2009	17,600
	U.S. Treasury 2-Year Note Futures	435	Short	Mar 2008	(360,985)
	U.S. Treasury 5-Year Note Futures	576	Short	Mar 2008	(288,000)
	U.S. Treasury 10-Year Note Futures	859	Long	Mar 2008	672,844
					$43,927,177

U.S. Government Securities	Eurodollar Futures	634	Long	Mar 2008	$307,755
	U.S. Treasury 2-Year Note Futures	120	Long	Mar 2008	46,696
	U.S. Treasury 5-Year Note Futures	663	Long	Mar 2008	188,785
	Eurodollar Futures	94	Short	Dec 2008	(163,795)
	U.S. Treasury 10-Year Note Futures	351	Short	Mar 2008	(45,569)
	U.S. Treasury 30-Year Bond Futures	10	Short	Mar 2008	7,864
					$341,736

Swap Contracts  All Portfolios of the Trust described in this Annual Report may enter into may enter into swap agreements. A swap is an exchange of cash payments between the portfolio and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Upfront payments made and/or received by the Portfolios are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss on the termination date. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument.

Certain portfolios hold interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two distinct floating rate payments. The portfolios may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange rate fluctuations.

204

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a ”guarantor“ receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Portfolios may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a Portfolio assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.

In a currency swap a Portfolio would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies.

The Portfolios had the following interest rate swap contracts open at December 31, 2007:

PORTFOLIO COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Global Bond
Bank of America N.A.	238,900,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	$520,802	$2,772,052	$3,292,854
Barclays Bank PLC	72,300,000	AUD	3 Month BBR-BBSW	Fixed 7.00%	Sep 2009	72,753	(411,702)	(338,949)
Barclays Bank PLC	73,000,000	EUR	6 Month EURIBOR	Fixed 4.00%	Sep 2009	(893,531)	(301,181)	(1,194,712)
Barclays Bank PLC	37,800,000	GBP	6 Month LIBOR	Fixed 5.00%	Mar 2010	(445,580)	396,430	(49,150)
Barclays Bank PLC	28,100,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	51,706	123,832	175,538
Barclays Bank PLC	5,300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	15,606	(126,671)	(111,065)
Barclays Bank PLC	2,500,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(20,650)	(22,251)	(42,901)
Barclays Bank PLC	9,900,000	EUR	Fixed 3.75%	6 Month EURIBOR	Jun 2011	(22,012)	439,400	417,388
Barclays Bank PLC	2,500,000	EUR	FRCPXTOB	Fixed 1.9475%	Mar 2012	—	(47,326)	(47,326)
Barclays Bank PLC	7,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(34,606)	(83,636)	(118,242)
Barclays Bank PLC	149,700,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2015	928,140	(352,079)	576,061
Barclays Bank PLC	44,600,000	GBP	Fixed 4.50%	6 Month LIBOR	Sep 2017	208,975	200,171	409,146
Barclays Bank PLC	1,200,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2018	9,480	18,456	27,936
Barclays Bank PLC	9,600,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	(94,201)	819,564	725,363
Barclays Bank PLC	900,000	GBP	6 Month LIBOR	Fixed 4.25%	Jun 2036	(64,606)	(60,010)	(124,616)
Citibank N.A.	25,900,000	AUD	3 Month BBR-BBSW	Fixed 6.50%	Jan 2009	(7,765)	(204,409)	(212,174)
Citibank N.A.	29,900,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2010	236,547	(1,179,375)	(942,828)
Citibank N.A.	6,200,000	GBP	6 Month LIBOR	Fixed 5.00%	Mar 2013	(264,203)	249,824	(14,379)
Citibank N.A.	33,200,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(645,187)	334,717	(310,470)
Citibank N.A.	17,100,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2015	(126,486)	1,346,807	1,220,321
Citibank N.A.	4,100,000	CAD	Fixed 5.00%	3 Month CBK	Jun 2015	(159,506)	20,943	(138,563)
Citibank N.A.	5,600,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	3,019	(92,498)	(89,479)
Citibank N.A.	9,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	21,150	(12,769)	8,381
Citibank N.A.	21,500,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.90%	Sep 2016	1,334	41,481	42,815
Citibank N.A.	13,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.84%	Sep 2016	—	22,838	22,838
Citibank N.A.	55,800,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	98,834	(223,811)	(124,977)
Citibank N.A.	5,100,000	GBP	Fixed 5.00%	6 Month LIBOR	Dec 2019	(80,358)	19,560	(60,798)
Credit Suisse International	28,000,000	EUR	6 Month EURIBOR	Fixed 5.00%	Sep 2012	526,856	257,943	784,799
Credit Suisse International	15,300,000	AUD	6 Month BBR-BBSW	Fixed 7.25%	Jun 2013	(20,856)	(133,816)	(154,672)
Deutsche Bank AG	56,840,000	AUD	3 Month BBR-BBSW	Fixed 6.50%	Jan 2009	(31,150)	(434,487)	(465,637)
Deutsche Bank AG	8,090,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(98,399)	156,687	58,288
Deutsche Bank AG	189,600,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	419,016	2,194,317	2,613,333
Deutsche Bank AG	98,800,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	434,766	182,428	617,194
Deutsche Bank AG	87,800,000	AUD	6 Month BBR-BBSW	Fixed 7.00%	Jun 2010	26,651	(891,883)	(865,232)
Deutsche Bank AG	4,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(35,324)	(26,766)	(62,090)
Deutsche Bank AG	900,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2012	(8,096)	(36,046)	(44,142)
Deutsche Bank AG	26,600,000	GBP	6 Month LIBOR	Fixed 6.00%	Sep 2012	(380,692)	2,312,542	1,931,850
Deutsche Bank AG	1,160,000,000	JPY	6 Month LIBOR	Fixed 1.50%	Dec 2012	112,328	20,973	133,301
Deutsche Bank AG	12,900,000	GBP	6 Month LIBOR	Fixed 5.00%	Mar 2013	(489,257)	459,339	(29,918)
Deutsche Bank AG	800,000	AUD	6 Month BBR-BBSW	Fixed 7.25%	Jun 2013	(1,313)	(6,774)	(8,087)
Deutsche Bank AG	53,200,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2015	(1,782,694)	93,764	(1,688,930)
Deutsche Bank AG	1,800,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(9,501)	(19,260)	(28,761)
Deutsche Bank AG	500,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2017	4,073	34,210	38,283
Deutsche Bank AG	24,500,000	AUD	Fixed 6.50%	6 Month BBR-BBSW	Jun 2017	592,631	453,559	1,046,190
Deutsche Bank AG	500,000,000	JPY	Fixed 2.50%	6 Month LIBOR	Dec 2027	(78,323)	(123,793)	(202,116)
Deutsche Bank AG	7,000,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	505,990	22,920	528,910
Deutsche Bank AG	1,900,000	GBP	Fixed 4.10%	6 Month LIBOR	Jun 2036	—	350,792	350,792
Deutsche Bank AG	250,000,000	JPY	Fixed 2.50%	6 Month LIBOR	Jun 2036	19,664	(59,069)	(39,405)
Deutsche Bank AG	34,500,000	EUR	Fixed 5.00%	6 Month EURIBOR	Mar 2038	644,687	(1,520,288)	(875,601)
Goldman Sachs	58,600,000	HKD	Fixed 4.235%	3 Month HIBOR	Dec 2008	—	(53,834)	(53,834)

205

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Global Bond, continued
Goldman Sachs	310,000,000	JPY	Fixed 1.30%	6 Month LIBOR	Sep 2011	($5,159)	($18,626)	($23,785)
HSBC Bank USA	11,900,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(28,777)	(175,435)	(204,212)
HSBC Bank USA	10,640,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	238,612	340,022	578,634
HSBC Bank USA	1,300,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(1,919)	(18,853)	(20,772)
HSBC Bank USA	1,700,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	(37,182)	165,632	128,450
JP Morgan Chase Bank	2,100,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	79,432	(123,439)	(44,007)
JP Morgan Chase Bank	11,700,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	142,075	209,764	351,839
JP Morgan Chase Bank	4,300,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(11,188)	(57,394)	(68,582)
JP Morgan Chase Bank	4,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.84%	Sep 2016	—	6,869	6,869
Lehman Brothers Special Financing, Inc.	88,600,000	EUR	6 Month EURIBOR	Fixed 4.50%	Mar 2010	173,459	(67,782)	105,677
Lehman Brothers Special Financing, Inc.	15,300,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	(98,052)	558,150	460,098
Lehman Brothers Special Financing, Inc.	1,600,000	EUR	FRCPXTOB	Fixed 1.965%	Mar 2012	—	(25,773)	(25,773)
Lehman Brothers Special Financing, Inc.	26,100,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	128,203	1,291,190	1,419,393
Lehman Brothers Special Financing, Inc.	39,700,000	EUR	Fixed 4.00%	6 Month EURIBOR	Jun 2017	(166,205)	3,444,987	3,278,782
Lehman Brothers Special Financing, Inc.	16,400,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	3,247,780	(1,235,391)	2,012,389
Merrill Lynch Capital Services, Inc.	43,000,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	266,872	1,745	268,617
Merrill Lynch Capital Services, Inc.	300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	13,860	(20,146)	(6,286)
Merrill Lynch Capital Services, Inc.	11,200,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(97,625)	(94,238)	(191,863)
Merrill Lynch Capital Services, Inc.	16,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	37,845	(22,916)	14,929
Merrill Lynch Capital Services, Inc.	6,200,000	GBP	6 Month LIBOR	Fixed 5.00%	Mar 2018	(250,483)	280,873	30,390
Morgan Stanley Capital Services, Inc.	3,300,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(17,860)	41,636	23,776
Morgan Stanley Capital Services, Inc.	62,700,000	EUR	6 Month EURIBOR	Fixed 4.00%	Sep 2009	(745,587)	(280,558)	(1,026,145)
Morgan Stanley Capital Services, Inc.	47,000,000	EUR	6 Month EURIBOR	Fixed 4.50%	Mar 2010	104,315	(48,256)	56,059
Morgan Stanley Capital Services, Inc.	21,200,000	AUD	6 Month BBR-BBSW	Fixed 7.00%	Jun 2010	(4,864)	(204,053)	(208,917)
Morgan Stanley Capital Services, Inc.	1,300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	49,365	(77,337)	(27,972)
Morgan Stanley Capital Services, Inc.	9,700,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	18,139	42,456	60,595
Morgan Stanley Capital Services, Inc.	36,100,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(2,556,680)	1,932,536	(624,144)
Morgan Stanley Capital Services, Inc.	1,200,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Dec 2010	45,589	(201,977)	(156,388)
Morgan Stanley Capital Services, Inc.	500,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	3,447	11,588	15,035
Morgan Stanley Capital Services, Inc.	2,130,000,000	JPY	6 Month LIBOR	Fixed 1.50%	Dec 2012	201,338	43,430	244,768
Morgan Stanley Capital Services, Inc.	8,900,000	GBP	6 Month LIBOR	Fixed 5.50%	Mar 2013	3,850	357,406	361,256
Morgan Stanley Capital Services, Inc.	13,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Mar 2013	(557,501)	526,423	(31,078)
Morgan Stanley Capital Services, Inc.	101,300,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(2,068,308)	1,121,001	(947,307)
Morgan Stanley Capital Services, Inc.	290,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Jun 2015	—	(8,048)	(8,048)
Morgan Stanley Capital Services, Inc.	2,000,000,000	JPY	Fixed 1.98%	6 Month LIBOR	Sep 2016	—	(677,555)	(677,555)
Morgan Stanley Capital Services, Inc.	26,900,000	AUD	Fixed 6.50%	6 Month BBR-BBSW	Jun 2017	698,319	445,972	1,144,291
Morgan Stanley Capital Services, Inc.	6,400,000	EUR	Fixed 4.00%	6 Month EURIBOR	Jun 2017	181,352	348,028	529,380
Morgan Stanley Capital Services, Inc.	12,600,000	GBP	6 Month LIBOR	Fixed 5.00%	Mar 2018	(417,433)	479,194	61,761
Morgan Stanley Capital Services, Inc.	1,600,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2018	(8,160)	(29,089)	(37,249)
Morgan Stanley Capital Services, Inc.	22,300,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	4,013,194	(1,276,835)	2,736,359
Morgan Stanley Capital Services, Inc.	1,100,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	(10,498)	93,542	83,044
Morgan Stanley Capital Services, Inc.	2,890,000,000	JPY	Fixed 2.50%	6 Month LIBOR	Jun 2036	369,776	(1,042,486)	(672,710)
Morgan Stanley Capital Services, Inc.	2,500,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2038	83,100	(70,875)	12,225
The Royal Bank of Scotland PLC	21,500,000	GBP	6 Month LIBOR	Fixed 6.00%	Jun 2009	(62,187)	457,854	395,667
The Royal Bank of Scotland PLC	117,400,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	783,002	(49,616)	733,386
The Royal Bank of Scotland PLC	2,100,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	(38,004)	(38,004)
The Royal Bank of Scotland PLC	2,100,000	EUR	FRCPXTOB	Fixed 1.95%	Mar 2012	—	(39,186)	(39,186)
The Royal Bank of Scotland PLC	222,400,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(4,011,887)	1,932,113	(2,079,774)
The Royal Bank of Scotland PLC	18,000,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2015	(535,953)	(35,489)	(571,442)
The Royal Bank of Scotland PLC	10,700,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(307,442)	136,471	(170,971)
The Royal Bank of Scotland PLC	33,900,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2018	(754,210)	(34,996)	(789,206)
The Royal Bank of Scotland PLC	1,400,000	GBP	Fixed 5.50%	6 Month LIBOR	Dec 2036	(180,857)	(171,568)	(352,425)
The Royal Bank of Scotland PLC	11,900,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2038	370,090	(311,899)	58,191
UBS AG	17,800,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2010	129,164	(688,732)	(559,568)
UBS AG	3,400,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	143,590	(214,840)	(71,250)
UBS AG	2,690,000,000	JPY	6 Month LIBOR	Fixed 1.50%	Dec 2012	253,808	55,313	309,121
UBS AG	11,900,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2015	(113,922)	993,281	879,359
UBS AG	3,190,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Jun 2015	—	(88,523)	(88,523)
UBS AG	400,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2026	37,124	(38,648)	(1,524)

206

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Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Global Bond, continued
UBS AG	600,000,000	JPY	Fixed 2.50%	6 Month LIBOR	Jun 2036	$4,212	($143,446)	($139,234)
						($1,568,315)	$14,607,282	$13,038,967

Real Return Bond
Bank of America N.A.	41,200,000	CAD	3 Month CBK	Fixed 5.00%	Jun 2012	$82,490	$431,017	$513,507
Bank of America N.A.	29,500,000	CAD	Fixed 5.50%	3 Month CBK	Jun 2017	(461,862)	(293,487)	(755,349)
Barclays Bank PLC	14,800,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(151,845)	(33,150)	(184,995)
Barclays Bank PLC	16,100,000	AUD	6 Month BBR-BBSW	Fixed 7.00%	Dec 2009	8,015	(91,677)	(83,662)
Barclays Bank PLC	34,300,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	183,852	30,417	214,269
Barclays Bank PLC	13,200,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2010	290,334	39,328	329,662
Barclays Bank PLC	1,800,000	EUR	FRCPXTOB	Fixed 2.1025%	Oct 2010	—	17,577	17,577
Barclays Bank PLC	16,645,667	BRL	CDI	Fixed 10.68%	Jan 2012	(217,807)	(569,262)	(787,069)
Barclays Bank PLC	1,100,000	EUR	FRCPXTOB	Fixed 1.9475%	Mar 2012	809	(21,632)	(20,823)
Barclays Bank PLC	300,000	EUR	FRCPXTOB	Fixed 1.96%	Apr 2012	—	(5,614)	(5,614)
Barclays Bank PLC	800,000	EUR	FRCPXTOB	Fixed 1.98%	Apr 2012	—	(15,302)	(15,302)
Barclays Bank PLC	1,800,000	EUR	FRCPXTOB	Fixed 2.07%	Sep 2012	—	(22,405)	(22,405)
Barclays Bank PLC	20,700,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(321,477)	127,901	(193,576)
Barclays Bank PLC	3,400,000	EUR	FRCPXTOB	Fixed 2.1375%	Jan 2016	—	(10,378)	(10,378)
Barclays Bank PLC	13,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	—	12,326	12,326
Barclays Bank PLC	10,500,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.33%	Feb 2017	—	(14,826)	(14,826)
Barclays Bank PLC	1,070,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2017	(252,654)	(29,074)	(281,728)
Barclays Bank PLC	3,700,000	GBP	UKRPI	Fixed 3.25%	Dec 2017	15,094	26,030	41,124
Barclays Bank PLC	2,000,000	AUD	Fixed 6.75%	6 Month BBR-BBSW	Dec 2017	1,547	61,270	62,817
Barclays Bank PLC	5,400,000	EUR	Fixed 5.00%	6 Month EURIBOR	Mar 2018	(218,028)	47,762	(170,266)
Barclays Bank PLC	78,200,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2018	(2,400,740)	580,213	(1,820,527)
Barclays Bank PLC	5,200,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	101,386	291,519	392,905
BNP Paribas	2,000,000	EUR	FRCPXTOB	Fixed 2.09%	Oct 2010	—	12,254	12,254
BNP Paribas	2,600,000	EUR	FRCPXTOB	Fixed 2.04%	Feb 2011	—	795	795
BNP Paribas	4,500,000	EUR	FRCPXTOB	Fixed 1.9875%	Dec 2011	—	(61,472)	(61,472)
Citigroup	15,000,000	EUR	FRCPXTOB	Fixed 2.11%	Nov 2008	—	(165,453)	(165,453)
Citigroup	4,300,000	AUD	6 Month BBR-BBSW	Fixed 6.50%	Jan 2010	(2,890)	(73,220)	(76,110)
Citigroup	112,500,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	22,900	(279,222)	(256,322)
Credit Suisse International	6,900,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(205,609)	83,179	(122,430)
Credit Suisse International	2,700,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	57,066	146,769	203,835
Deutsche Bank AG	17,000,000	AUD	6 Month BBR-BBSW	Fixed 6.50%	Jan 2010	(14,898)	(277,573)	(292,471)
Deutsche Bank AG	10,400,000	EUR	6 Month LIBOR	Fixed 4.50%	Mar 2010	(5,495)	17,900	12,405
Deutsche Bank AG	18,700,000	GBP	6 Month LIBOR	Fixed 6.00%	Mar 2010	315,402	351,269	666,671
Deutsche Bank AG	60,500,000	AUD	6 Month BBR-BBSW	Fixed 7.00%	Jun 2010	3,647	(599,849)	(596,202)
Deutsche Bank AG	8,700,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2015	(291,531)	15,334	(276,197)
Deutsche Bank AG	270,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2017	(64,581)	(6,509)	(71,090)
Deutsche Bank AG	5,000,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2021	346,270	(417,002)	(70,732)
Deutsche Bank AG	5,300,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2026	491,893	(512,210)	(20,317)
Deutsche Bank AG	400,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2038	(11,416)	9,460	(1,956)
Goldman Sachs	2,500,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	8,389	7,228	15,617
Goldman Sachs	14,800,000	EUR	FRCPXTOB	Fixed 1.995%	Mar 2012	3,666	(217,780)	(214,114)
Goldman Sachs	600,000	EUR	FRCPXTOB	Fixed 1.96%	Mar 2012	—	(11,002)	(11,002)
Goldman Sachs	3,900,000	GBP	Fixed 5.00%	6 Month LIBOR	Sep 2015	150,372	(87,957)	62,415
Goldman Sachs	37,900,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	(3,127)	(83,226)	(86,353)
Goldman Sachs	270,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2017	(64,164)	(6,926)	(71,090)
HSBC Bank USA	1,800,000	GBP	Fixed 4.25%	6 Month LIBOR	Jun 2036	—	249,291	249,291
JP Morgan Chase Bank	2,800,000	AUD	6 Month BBR-BBSW	Fixed 6.50%	Jan 2010	(1,702)	(45,103)	(46,805)
JP Morgan Chase Bank	2,000,000	EUR	FRCPXTOB	Fixed 2.0275%	Oct 2011	—	(4,590)	(4,590)
JP Morgan Chase Bank	4,900,000	EUR	FRCPXTOB	Fixed 1.9725%	Dec 2011	—	(70,687)	(70,687)
JP Morgan Chase Bank	1,900,000	EUR	FRCPXTOB	Fixed 2.3525%	Oct 2016	—	1,802	1,802
Merrill Lynch Capital Services, Inc.	9,964,847	BRL	CDI	Fixed 12.54%	Jan 2012	(57,342)	(21,115)	(78,457)
Merrill Lynch Capital Services, Inc.	20,800,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	(3,513)	(43,878)	(47,391)
Merrill Lynch Capital Services, Inc.	3,100,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2018	(58,962)	(13,207)	(72,169)
Morgan Stanley Capital Services, Inc.	3,300,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2009	(70,996)	94,772	23,776
Morgan Stanley Capital Services, Inc.	16,000,000	AUD	6 Month BBR-BBSW	Fixed 7.00%	Dec 2009	8,590	(91,732)	(83,142)

207

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Real Return Bond, continued
Morgan Stanley Capital Services, Inc.	14,100,000	GBP	6 Month LIBOR	Fixed 5.00%	Dec 2009	($36,712)	$79,467	$42,755
Morgan Stanley Capital Services, Inc.	10,400,000	EUR	6 Month LIBOR	Fixed 4.50%	Mar 2010	(5,525)	17,930	12,405
Morgan Stanley Capital Services, Inc.	10,262,356	BRL	CDI	Fixed 10.115%	Jan 2012	(220,468)	(403,465)	(623,933)
Morgan Stanley Capital Services, Inc.	2,500,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(39,487)	16,108	(23,379)
Morgan Stanley Capital Services, Inc.	24,200,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	6,933	(62,070)	(55,137)
Morgan Stanley Capital Services, Inc.	5,200,000	EUR	Fixed 4.0%	6 Month EURIBOR	Jun 2017	(34,620)	460,155	425,535
Morgan Stanley Capital Services, Inc.	2,000,000	AUD	Fixed 6.75%	6 Month BBR-BBSW	Dec 2017	758	62,059	62,817
Morgan Stanley Capital Services, Inc.	15,200,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2018	(77,520)	(276,342)	(353,862)
Morgan Stanley Capital Services, Inc.	8,300,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2038	(275,892)	235,305	(40,587)
Royal Bank of Canada	1,800,000	AUD	6 Month BBR-BBSW	Fixed 6.50%	Jan 2010	(2,022)	(29,838)	(31,860)
The Royal Bank of Scotland PLC	51,900,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	402,225	(78,011)	324,214
The Royal Bank of Scotland PLC	8,500,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(261,028)	110,208	(150,820)
The Royal Bank of Scotland PLC	1,900,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	(34,385)	(34,385)
The Royal Bank of Scotland PLC	1,200,000	EUR	FRCPXTOB	Fixed 1.95%	Mar 2012	—	(22,392)	(22,392)
The Royal Bank of Scotland PLC	400,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(7,705)	3,964	(3,741)
The Royal Bank of Scotland PLC	12,100,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2015	(210,782)	(173,354)	(384,136)
The Royal Bank of Scotland PLC	630,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2017	(122,231)	(43,646)	(165,877)
The Royal Bank of Scotland PLC	100,000	CAD	Fixed 5.50%	3 Month CBK	Jun 2017	(151)	(2,410)	(2,561)
The Royal Bank of Scotland PLC	6,100,000	GBP	UKRPI	Fixed 3.1825%	Dec 2017	4,468	(4,468)	—
The Royal Bank of Scotland PLC	21,200,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2018	(472,709)	(20,835)	(493,544)
The Royal Bank of Scotland PLC	1,300,000	GBP	UKRPI	Fixed 3.44%	Sep 2027	—	(15,042)	(15,042)
The Royal Bank of Scotland PLC	7,600,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2038	(236,360)	199,196	(37,164)
UBS AG	158,000,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	(399,041)	2,576,818	2,177,777
UBS AG	2,700,000	EUR	FRCPXTOB	Fixed 2.1455%	Oct 2010	—	31,526	31,526
UBS AG	4,100,000	EUR	FRCPXTOB	Fixed 2.095%	Oct 2011	—	11,674	11,674
UBS AG	18,380,024	BRL	CDI	Fixed 10.575%	Jan 2012	(6,705)	(898,179)	(904,884)
UBS AG	2,000,000	EUR	FRCPXTOB	Fixed 2.35%	Oct 2016	—	2,516	2,516
UBS AG	2,000,000	EUR	Fixed 2.275%	CPTFEMU	Oct 2016	—	14,364	14,364
						($4,783,491)	$215,746	($4,567,745)

Spectrum Income
JP Morgan Chase Bank	232,000,000	KRW	3M KW-CDC	Fixed 5.06%	Jun 2012	—	—	($3,700)
JP Morgan Chase Bank	608,000,000	KRW	3M KW-CDC	Fixed 5.20%	Jun 2012	—	—	(6,177)
JP Morgan Chase Bank	608,000,000	KRW	3M KW-CDC	Fixed 5.18%	Jun 2012	—	—	(6,693)
JP Morgan Chase Bank	830,000,000	KRW	3M KW-CDC	Fixed 5.29%	Jun 2012	—	—	(5,383)
						—	—	($21,953)

Total Return
Bank of America N.A.	88,000,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	$244,490	$305,237	$549,727
Bank of America N.A.	6,700,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2010	124,218	43,110	167,328
Bank of America N.A.	19,000,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(389,029)	211,350	(177,679)
Bank of America N.A.	14,000,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2038	322,007	(253,547)	68,460
Barclays Bank PLC	14,200,000	GBP	6 Month LIBOR	Fixed 6.00%	Dec 2008	45,653	61,507	107,160
Barclays Bank PLC	8,000,000	GBP	6 Month LIBOR	Fixed 6.00%	Mar 2009	60,312	57,578	117,890
Barclays Bank PLC	8,500,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(249,692)	143,468	(106,224)
Barclays Bank PLC	7,732,955	BRL	CDI	Fixed 11.36%	Jan 2010	—	(81,320)	(81,320)
Barclays Bank PLC	35,700,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	85,085	137,929	223,014
Barclays Bank PLC	4,800,000	EUR	FRCPXTOB	Fixed 2.1025%	Oct 2010	—	46,872	46,872
Barclays Bank PLC	700,000	EUR	FRCPXTOB	Fixed 1.96%	Apr 2012	—	(13,099)	(13,099)
Barclays Bank PLC	290,000,000	JPY	6 Month LIBOR	Fixed 2.00%	Dec 2017	16,784	64,851	81,635
Barclays Bank PLC	1,800,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	210,902	172,080	382,982
BNP Paribas	1,100,000	EUR	FRCPXTOB	Fixed 2.09%	Oct 2010	—	6,740	6,740
Citibank N.A.	1,000,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2013	(20,740)	11,394	(9,346)
Citibank N.A.	7,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	—	(15,018)	(15,018)
Citibank N.A.	4,200,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2038	146,790	(126,252)	20,538
Credit Suisse International	1,700,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(40,220)	20,767	(19,453)
Deutsche Bank AG	8,500,000	GBP	6 Month LIBOR	Fixed 6.00%	Dec 2008	29,823	34,323	64,146
Deutsche Bank AG	15,300,000	EUR	6 Month EURIBOR	Fixed 5.00%	Dec 2009	67,644	102,019	169,663
Deutsche Bank AG	64,600,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	303,620	99,930	403,550

208

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Total Return, continued
Deutsche Bank AG	7,100,000	AUD	6 Month BBSW	7.00% Fixed	Mar 2013	$50,380	($189,690)	($139,310)
Deutsche Bank AG	560,000,000	JPY	6 Month LIBOR	Fixed 2.00%	Dec 2017	30,663	126,978	157,641
Deutsche Bank AG	9,700,000	AUD	6.50% Fixed	6 Month BBSW	Mar 2018	(67,468)	165,479	98,011
Deutsche Bank AG	3,700,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	1,020,138	(232,896)	787,242
HSBC Bank USA	3,200,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	494,147	186,711	680,858
Lehman Brothers Special Financing, Inc.	19,700,000	GBP	6 Month LIBOR	Fixed 4.50%	Sep 2009	—	(673,553)	(673,553)
Merrill Lynch Capital Services, Inc.	7,079,595	BRL	CDI	Fixed 11.43%	Jan 2010	—	(68,024)	(68,024)
Merrill Lynch Capital Services, Inc.	2,661,908	BRL	CDI	Fixed 12.948%	Jan 2010	2,958	21,635	24,593
Merrill Lynch Capital Services, Inc.	27,100,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	40,962	128,329	169,291
Merrill Lynch Capital Services, Inc.	6,924,258	BRL	CDI	Fixed 11.98%	Jan 2012	—	(132,130)	(132,130)
Merrill Lynch Capital Services, Inc.	800,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	—	60,447	60,447
Morgan Stanley Capital Services, Inc.	6,517,658	BRL	CDI	Fixed 12.78%	Jan 2010	8,606	33,893	42,499
Morgan Stanley Capital Services, Inc.	14,600,000	EUR	6 Month EURIBOR	Fixed 4.50%	Mar 2010	(10,875)	28,289	17,414
The Royal Bank of Scotland PLC	7,400,000	GBP	6 Month LIBOR	Fixed 6.00%	Mar 2009	59,470	49,578	109,048
The Royal Bank of Scotland PLC	65,300,000	USD	3 Month LIBOR	Fixed 4.00%	Jun 2010	237,147	170,776	407,923
The Royal Bank of Scotland PLC	1,900,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	(34,385)	(34,385)
The Royal Bank of Scotland PLC	3,000,000	EUR	FRCPXTOB	Fixed 1.95%	Mar 2012	—	(55,980)	(55,980)
The Royal Bank of Scotland PLC	4,900,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	723,290	319,273	1,042,563
The Royal Bank of Scotland PLC	6,200,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2038	207,880	(177,562)	30,318
UBS AG	67,100,000	AUD	3 Month BBSW	7.00% Fixed	Sep 2009	79,966	(394,537)	(314,571)
UBS AG	1,100,000	EUR	FRCPXTOB	Fixed 2.1455%	Oct 2010	—	12,844	12,844
UBS AG	10,357,796	BRL	CDI	Fixed 10.575%	Jan 2012	(279,429)	(230,597)	(510,026)
UBS AG	7,721,132	BRL	CDI	Fixed 12.54%	Jan 2012	(6,730)	(54,074)	(60,804)
						$3,548,752	$90,723	$3,639,475

The Portfolios had the following credit default swap contracts open at December 31, 2007:

PORTFOLIO COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION†	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Active Bond
Bank of America Sec LLC	AMBAC Financial Group, Inc.	5,000,000	USD	Buy	(3.650)%	Dec 2012	—	($77,804)	($77,804)
Bank of America Sec LLC	Washington Mutual, Inc.	10,000,000	USD	Buy	(4.050)%	Dec 2012	—	(13,430)	(13,430)
UBS AG	DR Horton Inc	10,000,000	USD	Buy	(4.300)%	Sep 2012	—	(49,246)	(49,246)
UBS AG	Pulte Homes Inc	10,000,000	USD	Buy	(4.350)%	Sep 2012	—	(107,006)	(107,006)
UBS AG	Pulte Homes Inc	5,000,000	USD	Buy	(4.450)%	Sep 2012	—	(71,206)	(71,206)
UBS AG	Louisiana Pacific Corp.	14,500,000	USD	Buy	(2.750)%	Dec 2012	—	(163,938)	(163,938)
UBS AG	AMBAC Financial Group, Inc.	10,000,000	USD	Buy	(3.600)%	Dec 2012	—	(135,514)	(135,514)
UBS AG	AMBAC Financial Group, Inc.	10,000,000	USD	Buy	(3.650)%	Dec 2012	—	(155,609)	(155,609)
UBS AG	AMBAC Financial Group, Inc.	5,000,000	USD	Buy	(4.000)%	Dec 2012	—	(148,139)	(148,139)
UBS AG	Capital One Bank	9,000,000	USD	Buy	(2.500)%	Dec 2012	—	58,705	58,705
UBS AG	MDC Holdings, Inc.	15,000,000	USD	Buy	(1.680)%	Dec 2012	—	(130,029)	(130,029)
UBS AG	Washington Mutual, Inc.	9,000,000	USD	Buy	(4.050)%	Dec 2012	—	(12,086)	(12,086)
							—	($1,005,302)	($1,005,302)

Global Bond
Bank of America N.A.	Lehman Brothers Holdings, Inc.	3,400,000	USD	Sell	0.150%	Jun 2008	—	($23,741)	($23,741)
Bank of America N.A.	Merrill Lynch & Co., Inc.	1,200,000	USD	Sell	0.150%	Jun 2008	—	(7,864)	(7,864)
Bank of America N.A.	Federated Department Stores, Inc.	300,000	USD	Buy	(0.190)%	Sep 2009	—	2,721	2,721
Bank of America N.A.	Consumers Energy Company	700,000	USD	Buy	(0.090)%	Mar 2012	—	29,425	29,425
Bank of America N.A.	CDX.NA.IG.8	121,200,000	USD	Buy	(0.350)%	Jun 2012	$1,882,158	641,218	2,523,376
Bank of America N.A.	Global Santa Fe Corporation	3,300,000	USD	Buy	(0.462)%	Jun 2012	—	(32,752)	(32,752)
Bank of America N.A.	Nabors Industries, Inc.	500,000	USD	Buy	(0.459)%	Jun 2012	—	(108)	(108)
Bank of America N.A.	Noble Corporation	2,900,000	USD	Buy	(0.542)%	Jun 2012	—	(9,701)	(9,701)
Bank of America N.A.	Ford Motor Credit Company, LLC	1,500,000	USD	Sell	3.950%	Dec 2012	—	(130,946)	(130,946)
Bank of America N.A.	Autozone, Inc.	1,500,000	USD	Buy	(0.600)%	Jun 2017	—	(1,518)	(1,518)
Bank of America N.A.	CDX.NA.IG.8	16,000,000	USD	Buy	(0.600)%	Jun 2017	240,875	160,213	401,088
Bank of America N.A.	Diamond Offshore Drilling, Inc.	1,000,000	USD	Buy	(0.485)%	Jun 2017	—	2,184	2,184
Bank of America N.A.	Diamond Offshore Drilling, Inc.	1,000,000	USD	Buy	(0.485)%	Jun 2017	—	2,184	2,184

209

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION†	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Global Bond, continued
Barclays Bank PLC	Istar Financial, Inc.	1,200,000	USD	Buy	(0.100)%	Mar 2008	—	$13,887	$13,887
Barclays Bank PLC	SLM Corporation	100,000	USD	Sell	3.100%	Dec 2008	—	138	138
Barclays Bank PLC	National Grid PLC	1,700,000	USD	Buy	(0.208)%	Jun 2011	—	14,221	14,221
Barclays Bank PLC	American Electric Power Company, Inc.	800,000	USD	Buy	(0.100)%	Jun 2012	—	9,497	9,497
Barclays Bank PLC	Noble Corporation	300,000	USD	Buy	(0.530)%	Jun 2012	—	(855)	(855)
Barclays Bank PLC	Wyeth	1,300,000	USD	Buy	(0.100)%	Jun 2012	—	8,066	8,066
Barclays Bank PLC	ITRAXX Europe SUB Financials Series 8 Version 1	12,500,000	EUR	Buy	(0.700)%	Dec 2012	$16,512	(36,929)	(20,417)
Barclays Bank PLC	CDX.NA.IG.8	11,800,000	USD	Buy	(0.600)%	Jun 2017	287,812	(9,710)	278,102
Barclays Bank PLC	CDX.NA.IG.8	20,200,000	USD	Buy	(0.600)%	Jun 2017	271,250	235,123	506,373
Barclays Bank PLC	Diamond Offshore Drilling, Inc.	400,000	USD	Buy	(0.470)%	Jun 2017	—	1,335	1,335
Bear Stearns International, LTD.	Daimler Chrysler AG	300,000	USD	Buy	(0.520)%	Jun 2010	—	(1,065)	(1,065)
Bear Stearns International, LTD.	CNA Financial Corporation	900,000	USD	Buy	(0.440)%	Sep 2011	—	7,808	7,808
Bear Stearns International, LTD.	Diamond Offshore Drilling, Inc.	500,000	USD	Buy	(0.230)%	Jun 2012	—	1,556	1,556
Bear Stearns International, LTD.	Kraft Foods Inc.	1,300,000	USD	Buy	(0.170)%	Jun 2012	—	15,891	15,891
Bear Stearns International, LTD.	Weyerhaeuser Company	3,000,000	USD	Buy	(0.550)%	Jun 2012	—	38,721	38,721
Bear Stearns International, LTD.	Nisource Finance Corporation	400,000	USD	Buy	(0.620)%	Sep 2014	—	6,579	6,579
Bear Stearns International, LTD.	Morgan Stanley	1,000,000	USD	Buy	(0.285)%	Dec 2015	—	40,602	40,602
Bear Stearns International, LTD.	Goldman Sachs Group, Inc.	1,100,000	USD	Buy	(0.330)%	Mar 2016	—	19,903	19,903
Bear Stearns International, LTD.	Loews Corporation	400,000	USD	Buy	(0.330)%	Mar 2016	—	1,940	1,940
Bear Stearns International, LTD.	Ryder System, Inc.	1,100,000	USD	Buy	(0.460)%	Dec 2016	—	40,135	40,135
Bear Stearns International, LTD.	Sprint Nextel Corporation	1,400,000	USD	Buy	(1.125)%	Dec 2016	—	32,619	32,619
Bear Stearns International, LTD.	CDX.NA.IG.8	85,700,000	USD	Buy	(0.600)%	Jun 2017	644,713	1,503,614	2,148,327
Citibank N.A.	Sara Lee Corporation	800,000	USD	Buy	(0.330)%	Sep 2011	—	(1,924)	(1,924)
Citibank N.A.	CDX.NA.HY.8	1,200,000	USD	Sell	3.297%	Jun 2012	—	41,249	41,249
Citibank N.A.	Autozone, Inc.	800,000	USD	Buy	(0.680)%	Dec 2012	—	(9,644)	(9,644)
Citibank N.A.	Sealed Air Corporation	1,200,000	USD	Buy	(0.590)%	Sep 2013	—	11,745	11,745
Credit Suisse International	GAZPROM	2,200,000	USD	Sell	1.330%	Dec 2008	—	1,013	1,013
Credit Suisse International	Johnson Controls, Inc.	900,000	USD	Buy	(0.240)%	Mar 2011	—	201	201
Credit Suisse International	Noble Corporation	300,000	USD	Buy	(0.530)%	Jun 2012	—	(855)	(855)
Deutsche Bank AG	Goldman Sachs Group, Inc.	3,400,000	USD	Sell	0.120%	Jun 2008	—	(10,072)	(10,072)
Deutsche Bank AG	Lehman Brothers Holdings, Inc.	4,100,000	USD	Sell	0.160%	Jun 2008	—	(28,423)	(28,423)
Deutsche Bank AG	Morgan Stanley	4,700,000	USD	Sell	0.140%	Jun 2008	—	(21,365)	(21,365)
Deutsche Bank AG	The Bear Stearns Companies, Inc.	5,000,000	USD	Sell	0.160%	Jun 2008	—	(49,583)	(49,583)
Deutsche Bank AG	The Bear Stearns Companies, Inc.	1,600,000	USD	Sell	0.160%	Jun 2008	—	(15,867)	(15,867)
Deutsche Bank AG	VTB Capital SA	2,200,000	USD	Sell	1.700%	Dec 2008	—	549	549
Deutsche Bank AG	SLM Corporation	3,100,000	USD	Sell	3.050%	Mar 2009	—	594	594
Deutsche Bank AG	International Paper Company	1,100,000	USD	Buy	(0.500)%	Jun 2012	—	(798)	(798)
Deutsche Bank AG	Nabors Industries, Inc.	300,000	USD	Buy	(0.470)%	Jun 2012	—	(200)	(200)
Deutsche Bank AG	ACE Limited	500,000	USD	Buy	(0.390)%	Jun 2014	—	532	532
Deutsche Bank AG	Tate & Lyle Public Limited Company	400,000	USD	Buy	(0.510)%	Dec 2014	—	5,053	5,053
Deutsche Bank AG	International Paper Company	1,000,000	USD	Buy	(0.700)%	Jun 2017	—	134	134
HSBC Bank USA, N.A.	Russian Federation	2,900,000	USD	Sell	0.240%	Feb 2008	—	1,523	1,523
HSBC Bank USA, N.A.	GAZPROM	3,400,000	USD	Sell	1.300%	Dec 2008	—	1,147	1,147
JP Morgan Chase Bank	Glitnir Banki HF	900,000	USD	Buy	(0.340)%	Mar 2011	—	48,410	48,410
JP Morgan Chase Bank	Federative Republic of Brazil	4,300,000	USD	Sell	1.345%	Aug 2011	—	99,242	99,242
JP Morgan Chase Bank	CNA Financial Corporation	700,000	USD	Buy	(0.440)%	Sep 2011	—	6,072	6,072
JP Morgan Chase Bank	Health Care Property Investors, Inc.	300,000	USD	Buy	(0.610)%	Sep 2011	—	6,107	6,107
Lehman Brothers Special Financing, Inc.	GAZPROM	4,300,000	USD	Sell	1.350%	Dec 2008	—	3,946	3,946
Lehman Brothers Special Financing, Inc.	Alcan, Inc.	1,200,000	USD	Buy	(0.140)%	Mar 2011	—	1,588	1,588
Lehman Brothers Special Financing, Inc.	Federative Republic of Brazil	3,100,000	USD	Sell	1.370%	Aug 2011	—	74,435	74,435
Lehman Brothers Special Financing, Inc.	Federative Republic of Brazil	8,100,000	USD	Sell	1.280%	Aug 2011	—	167,328	167,328
Lehman Brothers Special Financing, Inc.	Federative Republic of Brazil	4,900,000	USD	Sell	1.350%	Aug 2011	—	114,003	114,003
Lehman Brothers Special Financing, Inc.	CDX.NA.HY.8	2,100,000	USD	Sell	3.920%	Jun 2012	—	125,237	125,237
Lehman Brothers Special Financing, Inc.	GMAC, LLC	3,000,000	USD	Sell	4.900%	Sep 2012	—	(200,017)	(200,017)
Lehman Brothers Special Financing, Inc.	Ford Motor Credit Company, LLC	3,000,000	USD	Sell	3.650%	Dec 2012	—	(289,001)	(289,001)

210

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION†	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Global Bond, continued
Lehman Brothers Special Financing, Inc.	Bellsouth Corporation	1,000,000	USD	Buy	(0.325)%	Sep 2014	—	$27	$27
Merrill Lynch International	Xerox Corporation	1,300,000	USD	Buy	(0.130)%	Jan 2009	—	(841)	(841)
Merrill Lynch International	CDX.NA.IG.3	1,984,000	USD	Sell	0.500%	Mar 2010	—	(8,907)	(8,907)
Merrill Lynch International	Boston Scientific Corporation	1,000,000	USD	Buy	(0.510)%	Jun 2011	—	31,541	31,541
Merrill Lynch International	Federative Republic of Brazil	6,300,000	USD	Sell	1.340%	Aug 2011	—	191,128	191,128
Merrill Lynch International	International Lease Finance Corporation	1,100,000	USD	Buy	(0.130)%	Mar 2012	—	16,959	16,959
Merrill Lynch International	CDX.NA.HY.8	11,500,000	USD	Sell	2.090%	Jun 2012	—	(167,532)	(167,532)
Merrill Lynch International	CDX.NA.HY.8	2,800,000	USD	Sell	3.884%	Jun 2012	—	162,895	162,895
Merrill Lynch International	CDX.NA.IG.8	20,000,000	USD	Buy	(0.350)%	Jun 2012	$310,587	105,812	416,399
Merrill Lynch International	Meadwestvaco Corporation	1,500,000	USD	Buy	(0.580)%	Jun 2012	—	4,054	4,054
Merrill Lynch International	Exelon Corporation	1,000,000	USD	Buy	(0.520)%	Jun 2015	—	21,786	21,786
Morgan Stanley Capital Services, Inc.	Russian Federation	200,000	USD	Sell	0.245%	Jun 2008	—	(248)	(248)
Morgan Stanley Capital Services, Inc.	GAZPROM	1,200,000	USD	Sell	1.320%	Dec 2008	—	475	475
Morgan Stanley Capital Services, Inc.	GAZPROM	1,000,000	USD	Sell	1.330%	Dec 2008	—	315	315
Morgan Stanley Capital Services, Inc.	CDX.NA.IG.3	6,944,000	USD	Sell	0.500%	Mar 2010	—	(31,174)	(31,174)
Morgan Stanley Capital Services, Inc.	Republic of Turkey	100,000	USD	Buy	(2.700)%	Sep 2010	—	(5,050)	(5,050)
Morgan Stanley Capital Services, Inc.	Viacom, Inc.	300,000	USD	Buy	(0.640)%	Jun 2011	—	(1,493)	(1,493)
Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	6,600,000	USD	Sell	1.380%	Aug 2011	—	160,930	160,930
Morgan Stanley Capital Services, Inc.	Lockheed Martin Corporation	1,100,000	USD	Buy	(0.089)%	Jun 2012	—	4,622	4,622
Morgan Stanley Capital Services, Inc.	Progress Energy, Inc.	1,000,000	USD	Buy	(0.105)%	Jun 2012	—	8,794	8,794
Morgan Stanley Capital Services, Inc.	Masco Corporation	300,000	USD	Buy	(0.580)%	Sep 2012	—	11,323	11,323
RBC Dominion	Daimler Chrysler AG	1,000,000	USD	Buy	(0.350)%	Jun 2009	—	(369)	(369)
RBC Dominion	JP Morgan Chase & Company	900,000	USD	Buy	(0.310)%	Mar 2016	—	24,229	24,229
The Royal Bank of Scotland PLC	Landsbanki Islands HF	1,000,000	USD	Buy	(0.330)%	Sep 2009	—	24,796	24,796
The Royal Bank of Scotland PLC	Canadian Natural Resources Limited	1,100,000	USD	Buy	(0.191)%	Sep 2011	—	13,041	13,041
The Royal Bank of Scotland PLC	CVS Corporation	300,000	USD	Buy	(0.240)%	Sep 2011	—	703	703
The Royal Bank of Scotland PLC	Daimler Chrysler AG	400,000	USD	Buy	(0.620)%	Sep 2011	—	(2,936)	(2,936)
The Royal Bank of Scotland PLC	Kaupthing Banki HF	1,000,000	USD	Buy	(0.490)%	Dec 2011	—	83,467	83,467
The Royal Bank of Scotland PLC	Glitnir Banki HF	1,100,000	USD	Buy	(0.290)%	Mar 2012	—	70,816	70,816
The Royal Bank of Scotland PLC	Supervalu, Inc.	800,000	USD	Sell	2.450%	Sep 2012	—	43,485	43,485
The Royal Bank of Scotland PLC	Morgan Stanley	1,100,000	USD	Buy	(0.295)%	Dec 2015	—	43,946	43,946
UBS AG	Meadwestvaco Corporation	1,400,000	USD	Buy	(1.060)%	Jun 2017	—	(7,985)	(7,985)
Wachovia Capital Market, Inc.	Global Santa Fe Corporation	300,000	USD	Buy	(0.530)%	Jun 2012	—	(3,824)	(3,824)
Wachovia Capital Market, Inc.	Global Santa Fe Corporation	700,000	USD	Buy	(0.520)%	Jun 2012	—	(8,632)	(8,632)
							$3,653,907	$3,442,903	$7,096,810

Real Return Bond
Bank of America N.A.	CDX.NA.HY.8	100,000	USD	Buy	(1.400)%	Jun 2012	$4,068	$549	$4,617
Bank of America N.A.	CDX.NA.IG.8	2,700,000	USD	Buy	(0.350)%	Jun 2012	37,240	18,974	56,214
Bank of America N.A.	CDX.NA.HY.8	3,000,000	USD	Buy	(2.750)%	Jun 2012	71,250	77,818	149,068
Bank of America N.A.	GMAC, LLC	700,000	USD	Sell	7.000%	Sep 2012	—	(8,963)	(8,963)
Bank of America N.A.	Merrill Lynch & Co., Inc.	1,300,000	USD	Buy	(0.950)%	Dec 2012	—	17,711	17,711
Bank of America N.A.	Masco Corporation	3,300,000	USD	Buy	(0.870)%	Dec 2012	—	88,542	88,542
Barclays Bank PLC	GMAC, LLC	1,100,000	USD	Sell	1.400%	Sep 2008	—	(48,512)	(48,512)
Barclays Bank PLC	Panama	2,600,000	USD	Sell	0.300%	Dec 2008	—	(3,798)	(3,798)
Barclays Bank PLC	Ukraine	1,300,000	USD	Sell	0.780%	Dec 2008	—	(3,190)	(3,190)
Barclays Bank PLC	Russian Federation	1,300,000	USD	Sell	0.330%	Dec 2008	—	(3,025)	(3,025)
Barclays Bank PLC	Peru	1,300,000	USD	Sell	0.350%	Dec 2008	—	(1,219)	(1,219)
Barclays Bank PLC	CDX.NA.HY.8	4,500,000	USD	Buy	(2.750)%	Jun 2012	193,125	34,602	227,727
Barclays Bank PLC	Ford Motor Credit Company, LLC	500,000	USD	Sell	3.800%	Sep 2012	—	(43,638)	(43,638)
Barclays Bank PLC	GMAC, LLC	200,000	USD	Sell	3.050%	Sep 2012	—	(22,819)	(22,819)
Bear Stearns International, LTD.	CDX.NA.HY.8	7,000,000	USD	Buy	(2.750)%	Jun 2012	233,125	114,701	347,826
Bear Stearns International, LTD.	Goldman Sachs Group, Inc.	700,000	USD	Sell	0.800%	Sep 2012	—	5,511	5,511
Bear Stearns International, LTD.	CDX.NA.HY.9	1,800,000	USD	Buy	(3.750)%	Dec 2012	32,625	44,779	77,404
BNP Paribas	Lehman Brothers Holdings, Inc.	300,000	USD	Sell	1.120%	Sep 2012	—	(805)	(805)
BNP Paribas	Goldman Sachs Group, Inc.	1,300,000	USD	Buy	(0.390)%	Dec 2012	—	15,636	15,636
Citigroup	The Bear Sterns Companies, Inc.	1,400,000	USD	Sell	0.720%	Sep 2012	—	(61,760)	(61,760)

211

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION†	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Real Return Bond, continued
Citigroup	GMAC, LLC	5,800,000	USD	Sell	7.350%	Sep 2012	—	($22,209)	($22,209)
Citigroup	Goldman Sachs Group, Inc.	1,000,000	USD	Buy	(0.400)%	Dec 2012	—	11,581	11,581
Credit Suisse International	Gazprom	1,000,000	USD	Sell	1.000%	Nov 2008	—	(1,314)	(1,314)
Credit Suisse International	Chesapeake Energy Corporation	300,000	USD	Sell	0.970%	Jun 2012	—	(9,731)	(9,731)
Credit Suisse International	Chesapeake Energy Corporation	300,000	USD	Sell	1.010%	Jun 2012	—	(9,254)	(9,254)
Credit Suisse International	Chesapeake Energy Corporation	200,000	USD	Sell	1.040%	Jun 2012	—	(5,932)	(5,932)
Credit Suisse International	Chesapeake Energy Corporation	1,500,000	USD	Sell	1.550%	Sep 2012	—	(17,741)	(17,741)
Deutsche Bank AG	GMAC, LLC	300,000	USD	Buy	(4.250)%	Sep 2008	—	7,228	7,228
Deutsche Bank AG	Indonesia	2,700,000	USD	Sell	0.510%	Dec 2008	—	(6,992)	(6,992)
Deutsche Bank AG	Russian Federation	1,300,000	USD	Sell	0.330%	Dec 2008	—	(3,087)	(3,087)
Deutsche Bank AG	Ukraine	1,300,000	USD	Sell	0.790%	Dec 2008	—	(3,061)	(3,061)
Deutsche Bank AG	Masco Corporation	1,500,000	USD	Buy	(0.840)%	Dec 2012	—	42,201	42,201
Goldman Sachs	Ford Motor Credit Company, LLC	2,800,000	USD	Sell	1.400%	Sep 2008	—	(93,471)	(93,471)
Goldman Sachs	GMAC, LLC	1,200,000	USD	Sell	3.050%	Sep 2012	—	(136,912)	(136,912)
Goldman Sachs	Nordstrom, Inc.	1,900,000	USD	Buy	(0.270)%	Sep 2012	—	19,853	19,853
Goldman Sachs	Nordstrom, Inc.	7,300,000	USD	Buy	(0.260)%	Sep 2012	—	79,432	79,432
Goldman Sachs	The Bear Sterns Companies, Inc.	800,000	USD	Buy	(1.780)%	Dec 2012	—	(932)	(932)
Goldman Sachs	Autozone, Inc.	1,800,000	USD	Buy	(0.380)%	Dec 2012	—	2,793	2,793
Goldman Sachs	The TJX Companies, Inc.	1,800,000	USD	Buy	(0.380)%	Dec 2012	—	6,503	6,503
Goldman Sachs	Nordstrom, Inc.	1,800,000	USD	Buy	(0.360)%	Dec 2012	—	14,239	14,239
Goldman Sachs	Kohl’s Corporation	1,800,000	USD	Buy	(0.590)%	Dec 2012	—	20,363	20,363
HSBC Bank USA, N.A.	Russian Federation	1,000,000	USD	Sell	0.240%	Feb 2008	—	544	544
Lehman Brothers Special Financing, Inc.	GMAC LLC	1,700,000	USD	Sell	1.430%	Sep 2008	—	(74,674)	(74,674)
Lehman Brothers Special Financing, Inc.	Peru	1,300,000	USD	Sell	0.370%	Dec 2008	—	(961)	(961)
Lehman Brothers Special Financing, Inc.	Goldman Sachs Group, Inc.	1,000,000	USD	Sell	0.720%	Sep 2012	—	2,428	2,428
Lehman Brothers Special Financing, Inc.	CDX.NA.HY.9	5,500,000	USD	Sell	3.330%	Dec 2012	—	62,935	62,935
Lehman Brothers Special Financing, Inc.	CDX.NA.IG.9	60,100,000	USD	Buy	(0.600)%	Dec 2012	$365,156	73,001	438,157
Lehman Brothers Special Financing, Inc.	CDX.NA.IG.9	10,000,000	USD	Buy	(0.800)%	Dec 2017	(30,479)	62,087	31,608
Merrill Lynch International	CDX.NA.HY.8	3,600,000	USD	Buy	(2.750)%	Jun 2012	96,750	82,132	178,882
Merrill Lynch International	CDX.NA.IG.9	26,900,000	USD	Buy	(0.600)%	Dec 2012	(76,917)	273,034	196,117
Morgan Stanley Capital Services, Inc.	GMAC, LLC	600,000	USD	Sell	6.850%	Jun 2012	—	(11,017)	(11,017)
Morgan Stanley Capital Services, Inc.	CDX.NA.HY.8	2,020,000	USD	Buy	(2.750)%	Jun 2012	85,850	14,522	100,372
Morgan Stanley Capital Services, Inc.	Ford Motor Credit Company, LLC	900,000	USD	Sell	3.800%	Sep 2012	—	(79,769)	(79,769)
Morgan Stanley Capital Services, Inc.	Goldman Sachs Group, Inc.	800,000	USD	Sell	0.750%	Sep 2012	—	2,969	2,969
Morgan Stanley Capital Services, Inc.	Staples, Inc.	1,100,000	USD	Buy	(0.530)%	Dec 2012	—	5,846	5,846
Morgan Stanley Capital Services, Inc.	The Sherwin-Williams Corporation	1,100,000	USD	Buy	(0.290)%	Dec 2012	—	7,081	7,081
Morgan Stanley Capital Services, Inc.	V.F. Corporation	1,100,000	USD	Buy	(0.250)%	Dec 2012	—	8,090	8,090
Morgan Stanley Capital Services, Inc.	Whirlpool Corporation	1,100,000	USD	Buy	(0.490)%	Dec 2012	—	10,281	10,281
Morgan Stanley Capital Services, Inc.	The Black & Decker Corporation	1,100,000	USD	Buy	(0.490)%	Dec 2012	—	14,860	14,860
Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	15,300,000	USD	Buy	(0.600)%	Dec 2012	(74,359)	185,905	111,546
The Royal Bank of Scotland PLC	Lehman Brothers Holdings, Inc.	700,000	USD	Sell	0.660%	Sep 2012	—	(15,344)	(15,344)
UBS AG	CDX.NA.HY.8	7,000,000	USD	Buy	(2.750)%	Jun 2012	310,625	37,201	347,826
UBS AG	GMAC, LLC	1,100,000	USD	Buy	(4.850)%	Sep 2012	—	74,730	74,730
UBS AG	Merrill Lynch & Co., Inc.	700,000	USD	Buy	(0.920)%	Dec 2012	—	10,453	10,453
							$1,248,059	$860,985	$2,109,044

Spectrum Income
JP Morgan Chase Bank	Compagnie St Gobain	60,000	EUR	Buy	(0.240)%	Jun 2012	—	—	($1,870)
JP Morgan Chase Bank	Heidelberg Cement	60,000	EUR	Sell	0.380%	Jun 2012	—	—	2,223
JP Morgan Chase Bank	Holcim Ltd	60,000	EUR	Buy	(0.240)%	Jun 2012	—	—	1,510
JP Morgan Chase Bank	Kelda Group	100,000	EUR	Buy	(0.240)%	Jun 2012	—	—	4,092
JP Morgan Chase Bank	United Utility	100,000	EUR	Buy	(0.240)%	Jun 2012	—	—	1,730
JP Morgan Chase Bank	Halyk Bank	130,000	USD	Sell	2.750%	Dec 2012	—	—	(9,429)
JP Morgan Chase Bank	Hellenic Tele Org Cds	100,000	EUR	Buy	(0.460)%	Dec 2012	—	—	20
JP Morgan Chase Bank	Republic Ukraine	250,000	USD	Sell	2.410%	Dec 2012	—	—	1,689
									($35)

212

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO COUNTERPARTY	ISSUER	NOTIONAL AMOUNT	CURRENCY	BUY/SELL PROTECTION†	(PAY)/ RECEIVED FIXED RATE	TERMINATION DATE	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Total Return
Bank of America N.A.	GM Corp.	800,000	USD	Sell	4.500%	Dec 2012	—	($69,062)	($69,062)
Barclays Bank PLC	Mexico	1,000,000	USD	Sell	0.390%	Jan 2012	—	(6,420)	(6,420)
Barclays Bank PLC	Ford Motor Credit	500,000	USD	Sell	5.800%	Sep 2012	—	(15,001)	(15,001)
Barclays Bank PLC	Ford Motor Credit	2,500,000	USD	Sell	4.150%	Sep 2012	—	(195,958)	(195,958)
Barclays Bank PLC	GMAC LLC	1,900,000	USD	Sell	4.800%	Sep 2012	—	(131,548)	(131,548)
Barclays Bank PLC	GMAC LLC	2,500,000	USD	Sell	3.650%	Sep 2012	—	(246,804)	(246,804)
BNP Paribas	GM Corp	100,000	USD	Sell	4.800%	Dec 2012	—	(7,596)	(7,596)
Citibank N.A.	CDX HY-8 100 25-35%	500,000	USD	Sell	2.179%	Jun 2012	—	(5,480)	(5,480)
Citibank N.A.	CDX HY-8 100 25-35%	900,000	USD	Sell	2.144%	Jun 2012	—	(11,141)	(11,141)
Citibank N.A.	CDX HY-8 100 35-100%	2,100,000	USD	Sell	0.401%	Jun 2012	—	(35,836)	(35,836)
Citibank N.A.	CDX HY-8 100 35-100%	5,000,000	USD	Sell	0.360%	Jun 2012	—	(93,131)	(93,131)
Citibank N.A.	CDX HY-8 100 35-100%	8,500,000	USD	Sell	0.355%	Jun 2012	—	(159,939)	(159,939)
Citibank N.A.	GMAC LLC	1,000,000	USD	Sell	3.720%	Sep 2012	—	(96,927)	(96,927)
Credit Suisse International	Gazprom	1,000,000	USD	Sell	1.000%	Nov 2008	—	(1,314)	(1,314)
Deutsche Bank AG	Ford Motor Credit	1,100,000	USD	Sell	5.650%	Sep 2012	—	(37,840)	(37,840)
Deutsche Bank AG	GMAC LLC	1,400,000	USD	Sell	4.000%	Sep 2012	—	(125,647)	(125,647)
Deutsche Bank AG	GM Corp.	500,000	USD	Sell	4.600%	Dec 2012	—	(41,435)	(41,435)
HSBC Bank USA, N.A.	Gazprom	1,900,000	USD	Sell	0.970%	Nov 2008	—	(2,669)	(2,669)
HSBC Bank USA, N.A.	Gazprom	4,300,000	USD	Sell	1.250%	Dec 2008	—	(1,026)	(1,026)
HSBC Bank USA, N.A.	Ukraine	8,100,000	USD	Sell	0.730%	Apr 2009	—	(41,145)	(41,145)
HSBC Bank USA, N.A.	Mexico	2,000,000	USD	Sell	0.180%	May 2009	—	(3,030)	(3,030)
HSBC Bank USA, N.A.	Panama	1,400,000	USD	Sell	0.760%	Jan 2012	—	(5,542)	(5,542)
JP Morgan Chase Bank	Panama	700,000	USD	Sell	1.250%	Jan 2017	—	(9,361)	(9,361)
Lehman Brothers Special Financing, Inc.	Indonesia	1,300,000	USD	Sell	0.400%	Dec 2008	—	(4,794)	(4,794)
Lehman Brothers Special Financing, Inc.	Ford Motor Credit	2,500,000	USD	Sell	6.100%	Sep 2012	—	(53,012)	(53,012)
Lehman Brothers Special Financing, Inc.	CDX EM8	19,000,000	USD	Sell	1.750%	Dec 2012	$170,425	(197,445)	(27,020)
Lehman Brothers Special Financing, Inc.	Mexico	700,000	USD	Sell	0.920%	Mar 2016	—	6,662	6,662
Lehman Brothers Special Financing, Inc.	Panama	1,000,000	USD	Sell	1.170%	Apr 2017	—	(23,782)	(23,782)
Merrill Lynch International	GMAC LLC	4,000,000	USD	Sell	1.850%	Sep 2009	—	(362,133)	(362,133)
Merrill Lynch International	CDX HY-8 100 25-35%	1,000,000	USD	Sell	2.070%	Jun 2012	—	(15,379)	(15,379)
Merrill Lynch International	CDX HY-8 100 25-35%	2,000,000	USD	Sell	1.833%	Jun 2012	—	(49,978)	(49,978)
Merrill Lynch International	Brazil	1,000,000	USD	Sell	1.950%	Apr 2016	—	49,898	49,898
Morgan Stanley Capital Services, Inc.	Russia	700,000	USD	Sell	0.245%	Jun 2008	—	(867)	(867)
Morgan Stanley Capital Services, Inc.	Russia	5,000,000	USD	Sell	0.310%	Dec 2008	—	(12,885)	(12,885)
Morgan Stanley Capital Services, Inc.	CDX HY-8 100 25-35%	600,000	USD	Sell	2.170%	Jun 2012	—	(6,795)	(6,795)
Morgan Stanley Capital Services, Inc.	CDX HY-8 100 25-35%	1,000,000	USD	Sell	2.080%	Jun 2012	—	(14,973)	(14,973)
Morgan Stanley Capital Services, Inc.	GM Corp.	200,000	USD	Sell	4.630%	Dec 2012	—	(16,367)	(16,367)
							$170,425	($2,045,702)	($1,875,277)

†	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the security.

BBR — Bank Bill Rate

BBSW — Bank Bill Swap Rate

CBK — Canada Bankers Acceptance

CDI — Brazil Interbank Deposit Rate

FRCPXTOB — French CPI Ex Tobacco Daily Reference Index

KW-CDC — 3 Month South Korean Wan

CPTFEMU — Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index

TIIE — Tasa de Interes Interbancario de Equilibrio

UKRPI — United Kingdom Retail Price Index

Currency symbols are defined as follows:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	European Currency

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

USD	U.S. Dollar

213

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Portfolios had the following currency swap contracts open at December 31, 2007:

FUND	COUNTERPARTY	Receive	Pay*	EXPIRATION DATE	NOTIONAL AMOUNT OF CURRENCY RECEIVED	NOTIONAL AMOUNT OF CURRENCY DELIVERED	UPFRONT PAYMENTS MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Global Bond	UBS AG	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Sep 2009	$427,000,000	JPY 50,386,000,000	$162,901	$23,863,670	$24,026,571

*	At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this Annual Report, with the exception of Money Market and Money Market B, may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

At December 31, 2007, certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts as of December 31, 2007, were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond	SELLS
	Canadian Dollar	1,321,379	1/31/08	($47,151)
				($47,151)

Global Bond	BUYS
	Australian Dollar	10,538,096	1/3/08	$204,459
	Australian Dollar	18,905,688	1/24/08	(4,438)
	Australian Dollar	602,263	1/31/08	13,130
	Brazilian Real	4,567,671	3/4/08	285,218
	Brazilian Real	19,632,573	3/4/08	887,895
	Brazilian Real	4,452,314	3/4/08	325,411
	Brazilian Real	28,408,214	7/2/08	345,598
	Brazilian Real	15,120,824	7/2/08	208,836
	Brazilian Real	12,105,930	7/2/08	150,200
	Brazilian Real	17,881,960	7/2/08	881,201
	Canadian Dollar	4,170,000	1/31/08	82,642
	Chilean Peso	57,900,000	3/13/08	6,323
	Chilean Peso	102,553,000	7/10/08	(475)
	Chinese Yuan Renminbi	13,151,906	1/10/08	25,130
	Chinese Yuan Renminbi	6,288,725	1/10/08	12,288
	Chinese Yuan Renminbi	5,029,819	1/10/08	8,678
	Chinese Yuan Renminbi	26,015,500	1/10/08	67,155
	Chinese Yuan Renminbi	76,386,409	1/10/08	108,965
	Chinese Yuan Renminbi	42,292,187	1/10/08	66,068
	Chinese Yuan Renminbi	6,753,539	1/10/08	10,908
	Chinese Yuan Renminbi	11,532,025	1/10/08	21,850
	Chinese Yuan Renminbi	20,278,300	3/7/08	31,175
	Chinese Yuan Renminbi	15,093,448	3/7/08	21,400
	Chinese Yuan Renminbi	17,479,182	3/7/08	37,134
	Chinese Yuan Renminbi	48,093,002	3/7/08	88,119
	Chinese Yuan Renminbi	11,913,664	3/7/08	27,588
	Chinese Yuan Renminbi	33,715,935	4/28/08	39,891
	Chinese Yuan Renminbi	33,692,499	4/28/08	36,606
	Chinese Yuan Renminbi	26,132,792	7/2/08	107,707
	Chinese Yuan Renminbi	19,714,211	7/2/08	82,196

214

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond, continued	BUYS
	Chinese Yuan Renminbi	9,197,120	3/2/09	$67,871
	Danish Krone	2,884,000	3/6/08	(2,043)
	Euro	1,100,000	1/17/08	12,691
	Euro	7,090,000	1/17/08	71,893
	Euro	204,167,000	1/17/08	(479,237)
	Indian Rupee	39,425,000	5/12/08	24,874
	Indian Rupee	37,556,260	5/12/08	33,475
	Indian Rupee	99,857,920	5/12/08	87,230
	Indian Rupee	137,094,825	5/12/08	113,648
	Indian Rupee	52,072,920	8/12/08	(2,106)
	Japanese Yen	134,000,000	2/7/08	24,998
	Japanese Yen	165,917,765	2/7/08	5,496
	Japanese Yen	1,368,814,000	2/7/08	13,841
	Japanese Yen	36,335,000	2/7/08	3,786
	Malaysian Ringgit	13,390,834	5/12/08	119,310
	Malaysian Ringgit	9,076,820	5/12/08	27,918
	Malaysian Ringgit	6,419,358	5/12/08	73,426
	Malaysian Ringgit	37,627,520	5/12/08	220,381
	Malaysian Ringgit	7,536,400	5/12/08	17,383
	Mexican Peso	102,700,262	3/13/08	245,665
	Mexican Peso	6,902,388	3/13/08	(2,760)
	New Zealand Dollar	5,900,000	2/7/08	92,097
	Polish Zloty	574,000	7/10/08	23,062
	Pound Sterling	3,827,000	1/31/08	(115,517)
	Pound Sterling	889,000	1/31/08	(613)
	Pound Sterling	3,792,000	1/31/08	(81,659)
	Singapore Dollar	2,827,563	2/15/08	3,898
	Singapore Dollar	2,922,000	5/22/08	95,083
	Singapore Dollar	1,902,654	8/28/08	419
	South African Rand	1,071,000	7/10/08	8,694
	South Korean Won	282,286,000	1/30/08	(7,239)
	South Korean Won	1,189,781,800	1/30/08	(19,390)
	South Korean Won	7,579,352,274	5/30/08	1,023
	South Korean Won	2,191,823,336	5/30/08	18,099
	South Korean Won	1,979,391,500	5/30/08	(47,305)
	South Korean Won	1,346,577,569	8/4/08	(15,819)
	South Korean Won	81,488,000	8/4/08	159
	Swedish Krona	26,467,000	3/6/08	(43,588)
	Taiwan Dollar	61,097,993	1/28/08	(6,324)
				$4,761,678

	SELLS
	Australian Dollar	9,135,475	1/3/08	($115,939)
	Australian Dollar	20,546,491	1/31/08	127,653
	Australian Dollar	9,024,183	2/14/08	(204,576)
	Brazilian Real	8,352,000	3/4/08	71,463
	Brazilian Real	5,695,000	3/4/08	45,484
	Brazilian Real	6,456,000	7/2/08	69,078
	Brazilian Real	1,625,000	7/2/08	14,403
	Brazilian Real	1,789,000	7/2/08	14,878
	Canadian Dollar	255,747	1/2/08	1,420
	Chinese Yuan Renminbi	4,493,243	1/10/08	(82,207)
	Chinese Yuan Renminbi	20,720,958	1/10/08	(406,098)
	Chinese Yuan Renminbi	15,351,886	3/7/08	(293,529)
	Chinese Yuan Renminbi	3,173,022	7/2/08	(92,066)
	Chinese Yuan Renminbi	3,172,803	7/2/08	(92,286)

215

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond, continued	SELLS
	Chinese Yuan Renminbi	1,312,187	3/2/09	($67,684)
	Euro	1,724,885	1/17/08	(30,115)
	Euro	4,537,764	1/17/08	(1,836)
	Japanese Yen	310,729,012	2/7/08	349,205
	Japanese Yen	1,235,866	2/7/08	(16,371)
	Mexican Peso	6,485,000	3/13/08	(120,732)
	New Zealand Dollar	4,682,171	1/3/08	(117,736)
	New Zealand Dollar	4,805,090	2/14/08	28,948
	Polish Zloty	205,233	3/13/08	(35,537)
	Pound Sterling	1,769,946	1/3/08	458
	South Korean Won	4,157,000	1/30/08	70,768
	South Korean Won	4,228,000	1/30/08	81,500
	South Korean Won	4,158,000	5/30/08	56,341
				($745,113)

High Income	SELLS
	Canadian Dollar	3,303,447	1/31/08	($117,878)
	Canadian Dollar	815,031	1/31/08	(21,432)
	Pound Sterling	2,180,852	1/31/08	1,138
				($138,172)
High Yield	BUYS
	Indian Rupee	36,932,500	3/14/08	($906)
	Indian Rupee	110,617,800	3/14/08	(6,262)
	Indian Rupee	36,846,300	3/17/08	(2,166)
				($9,334)

Investment Quality Bond	BUYS
	Australian Dollar	5,050,000	3/19/08	($214)
	Malaysian Ringgit	20,475,000	3/19/08	106,781
	Malaysian Ringgit	20,475,000	3/19/08	91,299
	Swedish Krona	28,780,000	3/19/08	7,596
				$205,462

	SELLS
	Brazilian Real	2,227,285	3/19/08	($82,994)
				($82,994)

Real Return Bond	BUYS
	Brazilian Real	8,271,050	3/4/08	$306,958
	Brazilian Real	35,249,198	3/4/08	1,898,286
	Brazilian Real	972,231	3/4/08	27,531
	Brazilian Real	9,194,400	3/4/08	321,262
	Brazilian Real	6,159,630	7/2/08	(18,916)
	Brazilian Real	2,410,998	7/2/08	22,226
	Canadian Dollar	299,000	1/31/08	6,773
	Chinese Yuan Renminbi	14,131,443	1/10/08	46,654
	Chinese Yuan Renminbi	70,021,485	1/10/08	216,102
	Chinese Yuan Renminbi	10,116,828	3/7/08	21,493
	Chinese Yuan Renminbi	24,759,630	3/7/08	57,420
	Chinese Yuan Renminbi	6,895,840	3/7/08	15,968
	Chinese Yuan Renminbi	24,910,225	3/2/09	211,856
	Chinese Yuan Renminbi	31,373,250	3/2/09	282,023
	Chinese Yuan Renminbi	12,513,900	3/2/09	107,498
	Euro	139,000	1/17/08	(1,375)
	Japanese Yen	852,157,140	2/7/08	7,495

216

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond, continued	BUYS
	Japanese Yen	62,092,819	2/7/08	$4,175
	Japanese Yen	23,130,813	2/7/08	1,931
	Japanese Yen	34,084,480	2/7/08	2,398
	Japanese Yen	511,007,000	2/7/08	12,071
	Malaysian Ringgit	4,976,650	5/21/08	35,787
	Mexican Peso	30,285,657	3/13/08	(9,081)
	Mexican Peso	47,290,259	3/13/08	(18,863)
	Mexican Peso	47,962,558	3/13/08	(18,609)
	Mexican Peso	118,126,159	7/10/08	131,862
	Mexican Peso	1,131,705	7/10/08	1,065
	Mexican Peso	2,512,048	7/10/08	2,555
	Mexican Peso	2,813,208	7/10/08	2,716
	Mexican Peso	84,011,671	7/10/08	72,779
	Polish Zloty	8,181,640	7/10/08	295,940
	Pound Sterling	423,000	1/31/08	(292)
	Singapore Dollar	277,302	2/20/08	7,040
	Singapore Dollar	915,363	5/22/08	29,132
	Singapore Dollar	772,573	5/22/08	13,218
	Singapore Dollar	1,007,798	5/22/08	15,213
	Singapore Dollar	1,410,977	5/22/08	43,098
	South Korean Won	91,060,000	1/30/08	(2,335)
	South Korean Won	943,190,000	1/30/08	(16,398)
	South Korean Won	77,127,500	1/30/08	(2,090)
	South Korean Won	718,330,944	5/30/08	5,369
	South Korean Won	715,581,006	5/30/08	5,924
				$4,143,859

	SELLS
	Chinese Yuan Renminbi	3,020,000	1/10/08	($28,337)
	Chinese Yuan Renminbi	1,907,654	1/10/08	(25,799)
	Chinese Yuan Renminbi	6,479,654	1/10/08	(77,310)
	Chinese Yuan Renminbi	1,635,950	3/7/08	(25,296)
	Chinese Yuan Renminbi	4,048,000	3/7/08	(55,005)
	Chinese Yuan Renminbi	26,142	3/7/08	(489)
	Chinese Yuan Renminbi	3,863,000	3/2/09	(191,144)
	Chinese Yuan Renminbi	1,944,910	3/2/09	(103,531)
	Chinese Yuan Renminbi	4,029,000	3/2/09	(190,291)
	Euro	718,702	1/17/08	(12,548)
	Euro	32,927,464	1/17/08	51,930
	Japanese Yen	41,547,131	2/7/08	90,949
	Mexican Peso	4,230,000	3/13/08	22,911
	Mexican Peso	11,160,000	7/10/08	65,461
	Pound Sterling	842,168	1/3/08	218
	Pound Sterling	12,063,376	1/31/08	180,353
	Pound Sterling	14,116,502	1/31/08	151,216
	Swiss Franc	901,270	3/6/08	4,767
				($141,945)

Spectrum Income	BUYS
	Canadian Dollar	1,969,816	2/14/08	($29,176)
	Czech Koruna	4,508,860	2/14/08	88
	Danish Kroner	3,099,980	2/14/08	(2,210)
	Euro	1,449,898	2/14/08	(29,150)
	Euro	4,189,230	2/14/08	(35,385)
	Hungarian Forint	51,477,303	2/14/08	1,554
	Indonesian Rupiah	1,119,000,000	1/9/08	(3,391)

217

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income, continued	BUYS
	Indonesian Rupiah	1,999,800,000	1/22/08	($7,230)
	Japanese Yen	830,378,910	2/14/08	(132,903)
	Norwegian Krone	12,216,177	2/14/08	(1,141)
	Norwegian Krone	13,489,017	2/14/08	37,281
	Polish Zloty	8,159,439	2/14/08	54,092
	Pound Sterling	672,565	2/14/08	(36,439)
	Singapore Dollar	545,905	2/14/08	1,152
	South Korean Won	2,677,888,500	2/14/08	(69,372)
	Swedish Krona	12,016,655	2/14/08	(39,241)
	Taiwan Dollar	30,001,050	2/14/08	(7,465)
	Turkish Lira	2,530,285	1/2/08	27,962
				($270,974)

	SELLS
	Australian Dollar	233,748	2/14/08	$1,761
	Brazilian Real	2,445,000	2/14/08	43,176
	Brazilian Real	2,213,971	2/25/08	(10,332)
	Brazilian Real	1,080,000	3/19/08	(17,605)
	Canadian Dollar	173,000	2/14/08	(5,528)
	Colombian Peso	137,611	3/25/08	215
	Danish Kroner	64,000	2/14/08	(826)
	Euro	2,248,380	2/14/08	(14,874)
	Euro	8,597,156	2/14/08	(30,982)
	Indonesian Rupiah	118,626	1/9/08	(478)
	Indonesian Rupiah	93,326	1/22/08	(408)
	Japanese Yen	1,126,840	2/14/08	(10,315)
	Malaysian Ringgit	3,359,000	1/25/08	(56,400)
	Malaysian Ringgit	1,715,000	2/14/08	(29,549)
	Mexican Peso	5,310,705	2/14/08	(22,242)
	Norwegian Krone	2,150,345	2/14/08	(15,001)
	Norwegian Krone	114,000	2/14/08	(2,186)
	Polish Zloty	1,909,225	2/14/08	(18,685)
	Pound Sterling	596,572	2/14/08	12,391
	South African Rand	190,322	2/14/08	2,513
	South Korean Won	102,000	2/14/08	437
	Swedish Krona	130,000	2/14/08	(1,177)
	Turkish Lira	2,061,965	1/2/08	(95,150)
	Turkish Lira	6,105,575	2/14/08	(128,019)
				($399,264)

Strategic Bond	BUYS
	Indian Rupee	13,114,000	3/14/08	($322)
	Indian Rupee	39,292,200	3/14/08	(2,224)
	Indian Rupee	13,136,850	3/17/08	(772)
				($3,318)

Strategic Income	BUYS
	Australian Dollar	3,400,000	1/31/08	($134,910)
	Australian Dollar	4,600,000	1/31/08	(182,526)
	Australian Dollar	5,700,000	1/31/08	(254,387)
	Australian Dollar	3,400,000	1/31/08	(134,910)
	Australian Dollar	44,210,000	1/31/08	(9,983)
	Australian Dollar	7,460,000	1/31/08	(181,294)
	Australian Dollar	12,700,000	1/31/08	204,473
	Canadian Dollar	7,990,763	1/31/08	225,442
	Canadian Dollar	35,188,380	1/31/08	425,827

218

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income, continued	BUYS
	Canadian Dollar	9,800,000	1/31/08	$185,404
	Canadian Dollar	17,466,725	1/31/08	17,684
	Canadian Dollar	11,642,807	1/31/08	302,614
	Euro	41,200,000	1/31/08	2,472,226
	Euro	50,000	1/31/08	1,762
	New Zealand Dollar	61,020,000	1/31/08	2,224,648
	New Zealand Dollar	200,000	1/31/08	5,352
	New Zealand Dollar	3,300,000	1/31/08	84,908
	New Zealand Dollar	10,800,000	1/31/08	78,326
	New Zealand Dollar	5,174,943	1/31/08	58,994
	Pound Sterling	9,665,000	1/31/08	(634,464)
	Pound Sterling	4,260,000	1/31/08	(76,508)
	Pound Sterling	5,120,000	1/31/08	(100,230)
	Pound Sterling	4,700,000	1/31/08	45,169
				$4,623,617

	SELLS
	Australian Dollar	46,146,676	1/31/08	($853,216)
	Australian Dollar	5,100,930	1/31/08	104,765
	Australian Dollar	22,682,161	1/31/08	(107,365)
	Australian Dollar	3,908,450	1/31/08	(79,717)
	Canadian Dollar	16,675,000	1/31/08	(241,180)
	Canadian Dollar	19,900,000	1/31/08	(400,407)
	Canadian Dollar	90,790,213	1/31/08	(2,970,462)
	Euro	57,636,352	1/31/08	(2,712,899)
	Euro	9,217,711	1/31/08	(186,889)
	New Zealand Dollar	3,115,079	1/31/08	(15,239)
	New Zealand Dollar	4,214,519	1/31/08	(3,689)
	New Zealand Dollar	5,250,553	1/31/08	(13,065)
	New Zealand Dollar	3,115,079	1/31/08	(6,898)
	New Zealand Dollar	1,615,240	1/31/08	(71,412)
	New Zealand Dollar	55,057,876	1/31/08	(2,219,281)
	New Zealand Dollar	148,300	1/31/08	(5,032)
	New Zealand Dollar	3,023,162	1/31/08	(48,234)
	New Zealand Dollar	24,483,613	1/31/08	(1,908,652)
	Pound Sterling	2,230,701	1/31/08	43,032
	Pound Sterling	44,539,090	1/31/08	885,141
	Pound Sterling	6,424,704	1/31/08	219,678
	Pound Sterling	21,793,476	1/31/08	274,764
	Pound Sterling	2,475,816	1/31/08	89,268
	Pound Sterling	17,476,923	1/31/08	333,549
				($9,893,440)

Total Return	BUYS
	Australian Dollar	6,597,000	1/24/08	($1,549)
	Australian Dollar	908,888	1/31/08	(4,981)
	Australian Dollar	1,270,800	2/7/08	26,415
	Brazilian Real	33,138,363	3/4/08	2,580,666
	Brazilian Real	14,335,561	3/4/08	1,054,464
	Brazilian Real	2,608,529	3/4/08	(10,055)
	Brazilian Real	116,202,703	3/4/08	4,934,237
	Brazilian Real	1,423,345	7/2/08	8,978
	Chilean Peso	433,084,250	3/13/08	46,594
	Chinese Yuan Renminbi	2,089,027	1/10/08	2,971
	Chinese Yuan Renminbi	2,089,027	1/10/08	3,240
	Chinese Yuan Renminbi	4,715,846	1/10/08	7,617

219

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return, continued	BUYS
	Chinese Yuan Renminbi	2,019,648	1/10/08	$3,225
	Chinese Yuan Renminbi	2,089,027	1/10/08	3,240
	Indian Rupee	28,397,700	5/12/08	44,127
	Indian Rupee	59,788,028	5/12/08	85,155
	Indian Rupee	50,347,342	5/12/08	73,987
	Indian Rupee	121,508,250	8/12/08	(17,287)
	Indian Rupee	151,885,640	8/12/08	(20,235)
	Indian Rupee	50,130,240	8/12/08	(3,937)
	Indonesian Rupiah	3,441,750,000	5/27/08	(27,380)
	Indonesian Rupiah	6,883,500,000	5/27/08	(54,760)
	Indonesian Rupiah	3,433,950,000	5/27/08	(28,202)
	Japanese Yen	141,778,000	2/7/08	(2,796)
	Malaysian Ringgit	14,845,939	5/21/08	84,859
	Malaysian Ringgit	2,577,120	5/21/08	2,350
	Malaysian Ringgit	2,140,806	5/21/08	16,896
	Mexican Peso	28,000,239	3/13/08	64,659
	Mexican Peso	33,162,750	3/13/08	(36,798)
	Mexican Peso	16,250,610	3/13/08	3,448
	Mexican Peso	79,369,203	3/13/08	(499)
	Mexican Peso	15,923,360	3/13/08	(20,385)
	Mexican Peso	3,667,000	7/10/08	(1,184)
	Mexican Peso	24,383,149	7/10/08	14,376
	New Zealand Dollar	988,000	1/3/08	18,643
	New Zealand Dollar	988,000	2/14/08	(4,583)
	Philippine Peso	187,531,440	5/19/08	432,072
	Philippine Peso	32,847,910	5/19/08	79,259
	Polish Zloty	4,639,965	3/13/08	233,918
	Polish Zloty	11,955,845	3/13/08	115,310
	Polish Zloty	713,000	3/13/08	4,475
	Polish Zloty	26,846,351	7/10/08	1,073,061
	Polish Zloty	2,006,158	7/10/08	40,629
	Singapore Dollar	8,957,094	2/20/08	142,949
	Singapore Dollar	474,000	2/20/08	(1,246)
	Singapore Dollar	3,027,165	2/20/08	14,661
	Singapore Dollar	5,727,008	5/22/08	182,265
	Singapore Dollar	552,000	5/22/08	17,962
	Singapore Dollar	8,827,855	5/22/08	269,646
	South African Rand	139,572	3/13/08	813
	South African Rand	573,000	7/10/08	4,651
	South African Rand	2,247,000	7/10/08	(14,902)
	South Korean Won	3,556,159,500	1/30/08	(115,903)
	South Korean Won	1,966,896,000	1/30/08	(50,440)
	South Korean Won	2,347,762,600	1/30/08	(60,392)
	South Korean Won	1,229,288,173	5/30/08	2,008
	South Korean Won	832,327,227	5/30/08	(4,178)
	South Korean Won	2,065,836,166	8/4/08	(2,337)
	South Korean Won	1,121,386,000	8/4/08	2,182
	Swedish Krona	8,870,000	3/6/08	(14,608)
				$11,197,371

	SELLS
	Chinese Yuan Renminbi	1,095,678	1/10/08	($21,398)
	Chinese Yuan Renminbi	273,887	1/10/08	(5,387)
	Chinese Yuan Renminbi	380,367	1/10/08	(6,151)
	Euro	19,518,593	1/17/08	30,783
	Mexican Peso	4,593,187	3/13/08	(36,884)

220

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return, continued	SELLS
	Polish Zloty	1,698,647	3/13/08	($15,490)
	Polish Zloty	4,439,394	3/13/08	(54,841)
	Polish Zloty	813,283	3/13/08	(6,065)
	Polish Zloty	5,679,091	7/10/08	(62,102)
	Polish Zloty	2,603,416	7/10/08	(27,931)
	Polish Zloty	2,966,993	7/10/08	(30,804)
	Polish Zloty	283,868	7/10/08	(4,234)
	Pound Sterling	3,474,275	1/31/08	(6,108)
	Pound Sterling	14,342,798	1/31/08	214,431
	Pound Sterling	16,782,193	1/31/08	179,771
				$147,590

Forward Commitments  All Portfolios of the Trust described in this Annual Report may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Portfolios at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.

The Portfolio may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Portfolio identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Portfolio’s net asset value starting on the day the Portfolio agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Foreign Bond Forward  A forward contract is a contractual agreement made directly between two parties to buy or sell an underlying asset, usually a government bond, at an agreed-upon price and date in the future. The agreed-upon date is called the settlement date. The agreed upon price, which is set at the start of the agreement, is called the forward price. The forward price is also the price at which the forward contract will settle. In a forward transaction, no cash changes hands up-front. If the transaction is collateralized, exchange of margin will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the maturity of the contract. Consequently, counterparty credit risk can accumulate over the life of the contract. However, because no cash changes hands up-front, the amount of counterparty credit risk is limited to the mark-to-market profit of the contract, rather than the contract’s full notional value. Forward contracts trade in the over-the-counter market in the same way physical bonds trade, and liquidity is typically identical to the underlying physical bond on which the forward contract is based.

The Funds had the following bond forward contracts open at December 31, 2007:

PORTFOLIO	DESCRIPTION		PRINCIPAL AMOUNT	SETTLEMENT DATE	VALUE AT TRADE DATE	VALUE AS OF 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond
	Canadian Government Bond 5.00% due 6/1/2014	CAN	16,900,000	2/14/08	$17,957,382	$17,986,935	$29,553
	Canadian Government Bond 5.75% due 6/1/2033	CAN	(5,500,000)	2/14/08	(6,827,723)	(6,949,444)	(121,721)
							($92,168)

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Substantially all of the net investment income of Money Market and Money Market B is declared as a dividend to shareholders of record as of the close of business each day and is reinvested daily. Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

221

John Hancock Trust

Notes to Financial Statements

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating Subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Portfolios are not responsible for payment of the subadvisory fees. Advisory fees charged to the Portfolios are as follows:

Portfolio	Average Net Assets — All Asset Levels
Active Bond	0.600%
Global Bond	0.700
Total Return	0.700

Portfolio	First $1 billion of Aggregate Net Assets*	Excess over $1 billion of Aggregate Net Assets*
Real Return Bond[1,2]	0.700%	0.650%

1	When Aggregate Net Assets exceed $1 billion, the advisory fee for the Real Return Bond is 0.650% on all assets.

2	Until May 1, 2007, the Portfolio paid monthy advisory fees equivalent, on an annual basis, to 0.70% of the Portfolio’s average net assets.

Portfolio	First $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
High Yield	0.700%	0.650%
Investment Quality Bond	0.600	0.550
Money Market	0.500	0.470
Money Market B	0.500	0.470
Strategic Bond	0.700	0.650
Strategic Income	0.725	0.650
U.S. Government Securities	0.620	0.550

Portfolio	First $200 million of Aggregate Net Assets*	Excess over $200 million of Aggregate Net Assets*
U.S. High Yield Bond	0.750%	0.720%

Portfolio	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Excess Over $400 million of Aggregate Net Assets*
Core Bond	0.690%	0.640%	0.570%

Portfolio	First $250 million of Aggregate Net Assets*	Excess Over $250 million of Aggregate Net Assets*
Spectrum Income	0.800%	0.725%

Portfolio	First $150 million of Aggregate Net Assets*	Between $150 million and $500 million of Aggregate Net Assets*	Between $500 million and $2.5 billion of Aggregate Net Assets*	Excess over $2.5 billion of Aggregate Net Assets*
High Income	0.725%	0.675%	0.650%	0.600%

222

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
Income	1.075%	0.915%	0.825%	0.800%

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $250 million of Aggregate Net Assets*	Excess over $250 million of Aggregate Net Assets*
Short-Term Bond	0.600%	0.575%	0.550%

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II.

John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
Active Bond	Declaration Management and Research, LLC and MFC Global Management (U.S.), LLC*
Core Bond	Wells Capital Management, Incorporated
Global Bond	Pacific Investment Management Company, LLC
High Income	MFC Global Investment Management (U.S.), LLC*
High Yield	Western Asset Management Company
Income	Franklin Advisers, Inc.
Investment Quality Bond	Wellington Management Company, LLP
Money Market	MFC Global Investment Management (U.S.A.) Limited*
Money Market B	MFC Global Investment Management (U.S.A.) Limited*
Real Return Bond	Pacific Investment Management Company, LLC
Short-Term Bond	Declaration Management and Research, LLC
Spectrum Income	T. Rowe Price Associates, Inc.
Strategic Bond	Western Asset Management Company
Strategic Income	MFC Global Investment Management (U.S.), LLC*
Total Return	Pacific Investment Management Company, LLC
U.S. Government Securities	Western Asset Management Company
U.S. High Yield Bond	Wells Capital Management, Incorporated

* An affiliate of the Adviser.

The investment management fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond	0.60%	Real Return Bond	0.69%
Core Bond	0.64	Short-Term Bond	0.58
Global Bond	0.70	Spectrum Income	0.73
High Income	0.68	Strategic Bond	0.67
High Yield	0.66	Strategic Income	0.69
Income	0.81	Total Return	0.70
Investment Quality Bond	0.59	U.S. Government Securities	0.61
Money Market	0.48	U.S. High Yield Bond	0.73
Money Market B	0.50

Expense Reimbursements  The Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.50% of the average net assets of Active Bond, Core Bond, High Income, High Yield, Income, Investment Quality Bond, Money Market, Real Return Bond, Short-Term Bond, Spectrum Income, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond and 0.75% of the average net assets of Global Bond. This voluntary expense reimbursement may be terminated at any time by the Adviser upon notice to the Trust.

In the case of Money Market B the Adviser has agreed to waive its advisory fee in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market B Portfolio’s average net assets. The Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2008, and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.

223

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The Adviser has agreed to waive its management fee for certain portfolios of the Trust or otherwise reimburse the expenses of those portfolios (the “Participating Portfolios”) as set forth below (the “Reimbursement”). The Participating Portfolios include all portfolios of the Trust covered in this Annual Report, with the exception of Money Market B.

The Reimbursement equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each portfolio. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust.

For the year ended December 31, 2007, the Adviser voluntarily agreed to waive a portion of its advisory fee for the above expense reimbursements for Active Bond, Core Bond, Global Bond, High Income, High Yield, Income, Investment Quality Bond, Money Market, Money Market B, Real Return Bond, Short-Term Bond, Spectrum Income, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond in the amounts of $67,976, $7,010, $31,910, $10,874, $53,255, $4,509, $11,700, $78,759, $1,233,272, $30,532, $7,325, $272,607, $18,266, $11,980, $56,915, $9,535 and $10,960, respectively. These expense reimbursements are shown as a reduction of total expenses in the Statement of Operations.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Real Return Bond in the amount of $46,690. This voluntary expense reimbursement was terminated by the Adviser on May 1, 2007.

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of 0.01% of each Portfolio’s average daily net assets, with the exception of Money Market B and Short-Term Bond, in which the effective rate was less than 0.005%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the ”Plans“) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

4.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5.  LINE OF CREDIT All Portfolios of the Trust described in this Annual Report, with the exception of Money Market, Money Market B and U.S. Government Securities, have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. Effective October 12, 2007, the commitment fee was changed from 0.07% to 0.05%. For the year ended December 31, 2007, there were no borrowings under the line of credit.

6.  FUND SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2007, and December 31, 2006, were as follows:

Active Bond	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Series I shares
Sold	530,093	$5,140,133	296,539	$2,874,704
Capital contributions[1]	—	—	—	713
Distributions reinvested	1,146,952	10,887,346	457,542	4,305,469
Repurchased	(3,341,418)	(32,515,974)	(3,771,304)	(36,331,146)
Net increase (decrease)	(1,664,373)	($16,488,495)	(3,017,223)	($29,150,260)
Series II shares
Sold	9,083,483	$87,311,216	3,346,764	$32,692,270
Capital contributions[1]	—	—	—	2,755
Distributions reinvested	4,962,173	47,063,261	1,519,718	14,300,548
Repurchased	(10,686,085)	(103,230,868)	(6,288,459)	(60,243,839)
Net increase (decrease)	3,359,571	$31,143,609	(1,421,977)	($13,248,266)
Series NAV shares
Sold	14,099,218	$137,431,145	59,457,754	$561,042,036
Capital contributions[1]	—	—	—	9,059
Distributions reinvested	17,193,841	163,200,339	3,548,694	33,393,212
Repurchased	(11,579,725)	(112,702,325)	(9,101,325)	(88,102,568)
Net increase (decrease)	19,713,334	$187,929,159	53,905,123	$506,341,739
Net increase (decrease)	21,408,532	$202,584,273	49,465,923	$463,943,213

1	Refer to payment made by affiliate, Note 1.

224

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Core Bond	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,602	$96,594	7,314	$91,947
Distributions reinvested	771	9,595	216	2,611
Repurchased	(6,691)	(85,602)	(816)	(10,329)
Net increase (decrease)	1,682	$20,587	6,714	$84,229
Series II shares
Sold	344,061	$4,341,494	172,959	$2,131,477
Distributions reinvested	16,392	204,218	2,317	28,039
Repurchased	(188,102)	(2,366,721)	(102,718)	(1,275,677)
Net increase (decrease)	172,351	$2,178,991	72,558	$883,839
Series NAV shares
Sold	4,620,759	$57,993,640	5,039,555	$62,782,364
Distributions reinvested	1,488,965	18,515,340	483,156	5,841,358
Repurchased	(955,548)	(12,021,453)	(88,223)	(1,071,620)
Net increase (decrease)	5,154,176	$64,487,527	5,434,488	$67,552,102
Net increase (decrease)	5,328,209	$66,687,105	5,513,760	$68,520,170

Global Bond	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,040,771	$15,687,825	806,704	$11,849,772
Capital contributions[2]	—	—	—	5,606
Distributions reinvested	567,452	8,363,481	113,830	1,603,860
Repurchased	(1,604,052)	(23,789,685)	(2,363,268)	(34,514,222)
Net increase (decrease)	4,171	$261,621	(1,442,734)	($21,054,984)
Series II shares
Sold	3,273,142	$48,162,296	4,364,649	$63,933,142
Capital contributions[2]	—	—	—	9,479
Distributions reinvested	1,076,674	15,833,728	139,544	1,961,988
Repurchased	(2,366,239)	(35,223,114)	(1,001,743)	(14,523,543)
Net increase (decrease)	1,983,577	$28,772,910	3,502,450	$51,381,066
Series III shares
Sold	—	—	3,126	$44,897
Distributions reinvested	—	—	384	5,360
Repurchased	—	—	(33,002)	(473,669)
Net increase (decrease)	—	—	(29,492)	($423,412)
Series NAV shares
Sold	14,320,998	$210,624,919	14,138,828	$206,132,360
Capital contributions[2]	—	—	—	35,463
Distributions reinvested	4,285,237	63,074,133	535,885	7,539,897
Repurchased	(6,493,488)	(98,951,789)	(1,723,576)	(25,511,568)
Net increase (decrease)	12,112,747	$174,747,263	12,951,137	$188,196,152
Net increase (decrease)	14,100,495	$203,781,794	14,981,361	$218,098,822

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

High Income	Year ended 12/31/07[1]		Year ended 12/31/06[2]
	Shares	Amount	Shares	Amount
Series II shares
Sold	872,819	$12,081,915	—	—
Distributions reinvested	9,185	110,308	—	—
Repurchased	(774,927)	(10,551,333)	—	—
Net increase (decrease)	107,077	$1,640,890	—	—
Series NAV shares
Sold	8,259,646	$114,622,421	24,749,055	$309,495,776
Distributions reinvested	4,357,830	54,850,120	—	—
Repurchased	(654,428)	(9,229,383)	(352,661)	(4,750,410)
Net increase (decrease)	11,963,048	$160,243,158	24,396,394	$304,745,366
Net increase (decrease)	12,070,125	$161,884,048	24,396,394	$304,745,366

1	Period from 5-1-07 (commencement of operations) to 12-31-07 for Series II shares.

2	Period from 4-28-06 (commencement of operations) to 12-31-06 for Series NAV shares.

225

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

High Yield	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,121,978	$32,090,443	3,264,717	$32,853,541
Capital contributions[2]	—	—	—	7,276
Distributions reinvested	1,653,552	16,396,868	1,107,378	10,963,040
Repurchased	(7,639,857)	(78,801,576)	(7,304,617)	(74,104,666)
Net increase (decrease)	(2,864,327)	($30,314,265)	(2,932,522)	($30,280,809)
Series II shares
Sold	1,681,713	$17,306,380	2,242,681	$22,989,470
Capital contributions[2]	—	—	—	4,742
Distributions reinvested	1,091,103	10,871,185	662,246	6,589,348
Repurchased	(4,233,705)	(43,759,988)	(4,025,091)	(41,075,746)
Net increase (decrease)	(1,460,889)	($15,582,423)	(1,120,164)	($11,492,186)
Series III shares
Sold	—	—	40,711	$408,078
Distributions reinvested	—	—	5,946	58,691
Repurchased	—	—	(138,453)	(1,363,180)
Net increase (decrease)	—	—	(91,796)	($896,411)
Series NAV shares
Sold	44,072,914	$456,399,276	47,494,709	$486,027,686
Capital contributions[2]	—	—	—	71,510
Distributions reinvested	23,435,736	229,520,177	10,310,204	101,658,612
Repurchased	(10,299,629)	(104,369,089)	(45,355,174)	(450,183,203)
Net increase (decrease)	57,209,021	$581,550,364	12,449,739	$137,574,605
Net increase (decrease)	52,883,805	$535,653,676	8,305,257	$94,905,199

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

Income	Period ended 12/31/07[1]
	Shares	Amount
Series NAV shares
Sold	31,536,293	$394,579,288
Distributions reinvested	342,663	4,146,221
Repurchased	(587,316)	(7,223,989)
Net increase (decrease)	31,291,640	$391,501,520

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

Investment Quality Bond	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	554,397	$6,386,710	480,451	$5,596,993
Distributions reinvested	1,352,647	15,249,605	1,157,801	12,897,908
Repurchased	(3,129,000)	(35,996,064)	(4,897,996)	(56,415,416)
Net increase (decrease)	(1,221,956)	($14,359,749)	(3,259,744)	($37,920,515)
Series II shares
Sold	2,340,348	$26,935,080	4,443,493	$51,290,721
Distributions reinvested	1,220,073	13,750,221	549,653	6,123,137
Repurchased	(1,558,645)	(17,820,350)	(255,144)	(2,932,080)
Net increase (decrease)	2,001,776	$22,864,951	4,738,002	$54,481,778
Series III shares
Sold	—	—	2,639	$30,890
Distributions reinvested	—	—	1,126	12,486
Repurchased	—	—	(20,288)	(224,286)
Net increase (decrease)	—	—	(16,523)	($180,910)
Series NAV shares
Sold	1,908,030	$21,884,320	3,186,673	$36,416,421
Distributions reinvested	897,765	10,100,192	341,143	3,793,510
Repurchased	(691,389)	(7,839,069)	(211,318)	(2,431,066)
Net increase (decrease)	2,114,406	$24,145,443	3,316,498	$37,778,865
Net increase (decrease)	2,894,226	$32,650,645	4,778,233	$54,159,218

1	Series III shares were terminated on 10-4-06.

226

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Money Market	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	66,892,264	$668,922,644	56,465,214	$564,651,668
Distributions reinvested	11,011,289	110,112,892	9,757,163	97,571,632
Repurchased	(59,147,367)	(591,473,673)	(45,882,119)	(458,821,186)
Net increase (decrease)	18,756,186	$187,561,863	20,340,258	$203,402,114
Series II shares
Sold	50,063,717	$500,637,165	42,250,696	$422,506,959
Distributions reinvested	1,907,474	19,074,742	1,414,656	14,146,562
Repurchased	(37,223,649)	(372,236,488)	(32,855,569)	(328,555,692)
Net increase (decrease)	14,747,542	$147,475,419	10,809,783	$108,097,829
Series III shares
Sold	—	—	406,368	$4,063,732
Distributions reinvested	—	—	9,995	99,947
Repurchased	—	—	(1,065,845)	(10,790,222)
Net increase (decrease)	—	—	(649,582)	($6,626,543)
Net increase (decrease)	33,503,728	$335,037,282	30,500,459	$304,873,400

1	Series III shares were terminated on 10-4-06.

Money Market B	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	367,751,332	$367,751,332	241,989,786	$241,989,786
Distributions reinvested	25,690,053	25,690,053	22,107,270	22,107,270
Repurchased	(261,218,516)	(261,218,516)	(226,213,234)	(226,213,234)
Net increase (decrease)	132,222,869	$132,222,869	37,883,822	$37,883,822

Real Return Bond	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	385,924	$5,066,855	171,470	$2,271,508
Distributions reinvested	42,249	561,827	16,131	205,508
Repurchased	(108,782)	(1,431,830)	(80,735)	(1,075,946)
Net increase (decrease)	319,391	$4,196,852	106,866	$1,401,070
Series II shares
Sold	899,987	$11,781,957	891,627	$11,818,999
Distributions reinvested	492,738	6,480,870	441,497	5,589,348
Repurchased	(2,383,014)	(31,039,260)	(3,729,219)	(48,767,677)
Net increase (decrease)	(990,289)	($12,776,433)	(2,396,095)	($31,359,330)
Series III shares
Sold	—	—	2,217	$35,432
Distributions reinvested	—	—	426	5,392
Repurchased	—	—	(10,839)	(138,096)
Net increase (decrease)	—	—	(8,196)	($97,272)
Series NAV
Sold	21,015,875	$272,836,959	25,785,982	$337,392,686
Distributions reinvested	5,417,270	71,225,485	2,224,607	28,119,037
Repurchased	(11,231,176)	(149,595,023)	(626,457)	(8,068,388)
Net increase (decrease)	15,201,969	$194,467,421	27,384,132	$357,443,335
Net increase (decrease)	14,531,071	$185,887,840	25,086,707	$327,387,803

1	Series III shares were terminated on 10-4-06.

Short-Term Bond	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,039,146	$20,295,646	12,579,327	$124,591,955
Capital contributions[1]	—	—	—	688
Distributions reinvested	2,737,594	26,281,615	699,570	6,806,814
Repurchased	(8,344,905)	(82,054,737)	(4,563,378)	(45,222,509)
Net increase (decrease)	(3,568,165)	($35,477,476)	8,715,519	$86,176,948

1	Refer to payment made by affiliate, Note 1.

227

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Spectrum Income	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	15,746,650	$215,192,167	20,127,218	$262,156,808
Distributions reinvested	6,049,330	80,459,252	302,450	3,856,241
Repurchased	(4,043,946)	(55,277,176)	(162,845)	(2,113,536)
Net increase (decrease)	17,752,034	$240,374,243	20,266,823	$263,899,513

Strategic Bond	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	830,557	$9,560,005	665,992	$7,869,663
Distributions reinvested	1,307,556	14,728,960	1,060,728	11,901,365
Repurchased	(2,808,851)	(32,481,212)	(3,242,410)	(37,900,530)
Net increase (decrease)	(670,738)	($8,192,247)	(1,515,690)	($18,129,502)
Series II shares
Sold	726,709	$8,359,779	959,129	$11,394,386
Distributions reinvested	832,289	9,372,411	664,181	7,452,112
Repurchased	(1,787,673)	(20,650,953)	(1,813,116)	(20,839,306)
Net increase (decrease)	(228,675)	($2,918,763)	(189,806)	($1,992,808)
Series III shares
Sold	—	—	5,124	$60,303
Distributions reinvested	—	—	2,641	29,498
Repurchased	—	—	(47,767)	(535,163)
Net increase (decrease)	—	—	(40,002)	($445,362)
Series NAV shares
Sold	12,456,193	$144,270,389	11,515,219	$135,161,579
Distributions reinvested	3,425,744	38,267,223	2,790,976	31,231,017
Repurchased	(1,019,229)	(12,026,260)	(19,771,868)	(221,501,535)
Net increase (decrease)	14,862,708	$170,511,352	(5,465,673)	($55,108,939)
Net increase (decrease)	13,963,295	$159,400,342	(7,211,171)	($75,676,611)

1	Series III shares were terminated on 10-4-06.

Strategic Income	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Series I shares
Sold	415,049	$5,675,191	429,239	$5,719,845
Distributions reinvested	20,828	284,724	25,919	342,929
Repurchased	(171,469)	(2,335,828)	(547,048)	(7,453,015)
Net increase (decrease)	264,408	$3,624,087	(91,890)	($1,390,241)
Series II shares
Sold	285,118	$3,902,753	536,320	$7,138,659
Distributions reinvested	23,706	324,300	44,210	585,920
Repurchased	(568,490)	(7,726,206)	(773,014)	(10,466,668)
Net increase (decrease)	(259,666)	($3,499,153)	(192,484)	($2,742,089)
Series NAV shares
Sold	8,619,877	$117,146,927	24,633,701	$328,157,969
Distributions reinvested	705,796	9,634,115	744,902	9,847,602
Repurchased	(937,073)	(12,728,867)	(48,362)	(639,404)
Net increase (decrease)	8,388,600	$114,052,175	25,330,241	$337,366,167
Net increase (decrease)	8,393,342	$114,177,109	25,045,867	$333,233,837

228

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Total Return	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,231,273	$16,992,628	605,712	$8,322,530
Distributions reinvested	1,898,770	25,949,771	1,053,331	13,977,702
Repurchased	(5,369,999)	(73,833,395)	(6,783,538)	(92,147,851)
Net increase (decrease)	(2,239,956)	($30,890,996)	(5,124,495)	($69,847,619)
Series II shares
Sold	1,017,858	$14,012,208	1,121,079	$15,273,410
Distributions reinvested	1,239,206	16,916,322	664,504	8,804,673
Repurchased	(3,250,535)	(44,564,917)	(4,584,994)	(62,066,723)
Net increase (decrease)	(993,471)	($13,636,387)	(2,799,411)	($37,988,640)
Series III shares
Sold	—	—	24,718	$331,819
Distributions reinvested	—	—	7,135	94,035
Repurchased	—	—	(266,055)	(3,519,716)
Net increase (decrease)	—	—	(234,202)	($3,093,862)
Series NAV shares
Sold	29,248,611	$400,226,147	33,558,267	$457,228,663
Distributions reinvested	8,679,735	118,464,427	2,497,110	33,061,731
Repurchased	(10,757,721)	(148,900,606)	(949,847)	(12,818,120)
Net increase (decrease)	27,170,625	$369,789,968	35,105,530	$477,472,274
Net increase (decrease)	23,937,198	$325,262,585	26,947,422	$366,542,153

1	Series III shares were terminated on 10-4-06.

U.S. Government Securities	Year ended 12/31/07		Year ended 12/31/06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,466,506	$19,472,878	848,512	$11,191,577
Distributions reinvested	1,095,446	14,219,224	781,226	10,101,252
Repurchased	(3,239,578)	(42,890,622)	(4,188,566)	(55,782,261)
Net increase (decrease)	(677,626)	($9,198,520)	(2,558,828)	($34,489,432)
Series II shares
Sold	1,613,098	$21,427,447	1,177,674	$15,478,724
Distributions reinvested	504,743	6,554,907	357,657	4,624,511
Repurchased	(2,113,104)	(28,143,574)	(2,751,879)	(36,360,062)
Net increase (decrease)	4,737	($161,220)	(1,216,548)	($16,256,827)
Series III shares
Sold	—	—	1,287	$17,381
Distributions reinvested	—	—	703	9,204
Repurchased	—	—	(16,282)	(213,408)
Net increase (decrease)	—	—	(14,292)	($186,823)
Series NAV shares
Sold	2,900,151	$38,379,102	1,697,594	$22,460,683
Distributions reinvested	741,957	9,606,369	389,196	5,016,740
Repurchased	(4,268,645)	(56,077,925)	(566,747)	(7,518,603)
Net increase (decrease)	(626,537)	($8,092,454)	1,520,043	$19,958,820
Net increase (decrease)	(1,299,426)	($17,452,194)	(2,269,625)	($30,974,262)

1	Series III shares were terminated on 10-4-06.

U.S. High Yield Bond	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Series I shares
Sold	92,419	$1,226,533	335,407	$4,282,478
Distributions reinvested	6,037	76,765	37	466
Repurchased	(95,307)	(1,261,959)	(267,819)	(3,445,396)
Net increase (decrease)	3,149	$41,339	67,625	$837,548
Series II shares
Sold	289,199	$3,824,145	308,451	$3,979,543
Distributions reinvested	19,998	256,950	6,090	77,167
Repurchased	(332,205)	(4,394,794)	(208,480)	(2,711,109)
Net increase (decrease)	(23,008)	($313,699)	106,061	$1,345,601
Series NAV shares
Sold	7,175,762	$96,035,060	13,875,654	$178,448,215
Distributions reinvested	3,382,080	43,204,594	683,513	8,653,268
Repurchased	(891,832)	(11,930,578)	(95,746)	(1,227,797)
Net increase (decrease)	9,666,010	$127,309,076	14,463,421	$185,873,686
Net increase (decrease)	9,646,151	$127,036,716	14,637,107	$188,056,835

229

John Hancock Trust

Notes to Financial Statements

7.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Portfolios (with the exception of Money Market and Money Market B) for the year ended December 31, 2007:

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond	$2,720,735,604	$743,543,613	$2,746,414,640	$742,991,829
Core Bond	848,832,050	179,769,799	766,776,380	139,883,187
Global Bond	2,894,338,679	2,242,848,018	2,715,141,847	1,994,340,426
High Income	—	419,924,882	—	285,514,866
High Yield	—	1,769,009,530	—	1,339,181,724
Income	219,832,228	337,419,077	211,741,307	26,771,429
Investment Quality Bond	96,969,204	200,748,294	131,493,744	156,348,979
Real Return Bond	15,366,752,678	1,507,183,650	14,433,748,826	1,433,261,475
Short-Term Bond	91,974,953	69,223,297	138,380,189	64,327,004
Spectrum Income	2,112,255	929,266,654	491,724	764,139,468
Strategic Bond	383,543,126	434,078,221	367,086,755	260,127,765
Strategic Income	97,165,014	328,296,086	64,295,616	271,332,551
Total Return	4,543,260,248	519,791,827	3,993,602,341	35,134,303
U.S. Government Securities	559,121,526	26,059,119	549,804,365	1,730,352
U.S. High Yield Bond	—	417,100,425	—	323,294,117

8.  FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits and excise tax regulations. Each Portfolio’s policy is to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax. Therefore, no federal income tax provision is required.

Capital Accounts  Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Book/tax differences are primarily attributable to derivative transactions, foreign currency transactions, amortization and accretion on debt securities, investments in passive foreign investment companies, investments in mortgage backed securities and defaulted bonds.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond	$2,957,654,444	$25,780,112	($64,726,375)	($38,946,263)
Core Bond	309,370,264	3,770,728	(649,686)	3,121,042
Global Bond	1,832,114,193	61,646,505	(13,022,863)	48,623,642
High Income	474,898,132	5,842,670	(45,235,187)	(39,392,517)
High Yield	2,222,799,141	21,689,983	(133,468,336)	(111,778,353)
Income	391,879,042	6,313,736	(17,854,505)	(11,540,769)
Investment Quality Bond	438,263,228	8,762,550	(6,910,609)	1,851,941
Real Return Bond	2,541,467,692	10,105,959	(6,326,959)	3,779,000
Short-Term Bond	248,076,097	1,639,767	(6,119,743)	(4,479,976)
Spectrum Income	1,061,084,719	43,256,592	(20,515,080)	22,741,512
Strategic Bond	835,423,247	8,860,841	(35,253,983)	(26,393,142)
Strategic Income	484,326,303	15,802,010	(7,789,656)	8,012,354
Total Return	2,933,012,341	42,795,670	(20,486,156)	22,309,514
U.S. Government Securities	509,685,693	2,274,222	(13,223,375)	(10,949,153)
U.S. High Yield Bond	461,704,799	1,338,733	(15,480,244)	(14,141,511)

230

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

The tax-basis components of distributable earnings at December 31, 2007, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond	$23,001,738	—	$13,492,951	$603,483
Core Bond	2,292,240	—	5,268,373	31,057
Global Bond	8,628,818	—	13,564,724	2,956,951
High Income	9,686,536	$276,962	—	—
High Yield	29,510,589	—	93,515,926	4,762,986
Income	3,384,743	—	64,386	3,717,790
Investment Quality Bond	3,956,363	—	16,259,313	—
Money Market	304,280	—	—	—
Money Market B	195,629	—	—	—
Real Return Bond	31,273,109	—	—	1,717,240
Short-Term Bond	—	—	7,919,454	160,839
Spectrum Income	10,002,054	3,957,149	—	—
Strategic Bond	10,042,899	—	12,321,818	1,598,649
Strategic Income	15,575,204	—	2,672,874	7,121,807
Total Return	35,372,141	24,547,744	—	—
U.S. Government Securities	2,119,757	—	4,092,357	—
U.S. High Yield Bond	5,698,979	—	1,546,323	—

The tax character of distributions paid during 2007 and 2006 was as follows:

	2007 Distributions				2006 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Total
Active Bond	$221,150,946	—	—	$221,150,946	$51,999,229	—	$51,999,229
Core Bond	18,729,153	—	—	18,729,153	5,872,008	—	5,872,008
Global Bond	87,271,342	—	—	87,271,342	354	$11,110,751	11,111,105
High Income	50,200,250	$4,760,178	—	54,960,428	—	—	—
High Yield	256,788,230	—	—	256,788,230	119,269,691	—	119,269,691
Income	4,146,221	—	—	4,146,221	—	—	—
Investment Quality Bond	39,100,018	—	—	39,100,018	22,827,041	—	22,827,041
Money Market	128,169,249	—	—	128,169,249	112,739,381	—	112,739,381
Money Market B	25,496,848	—	—	25,496,848	22,300,475	—	22,300,475
Real Return Bond	78,268,182	—	—	78,268,182	33,919,285	—	33,919,285
Short-Term Bond	25,339,809	—	$941,806	26,281,615	6,806,814	—	6,806,814
Spectrum Income	71,812,614	8,646,638	—	80,459,252	3,856,241	—	3,856,241
Strategic Bond	62,368,594	—	—	62,368,594	50,613,992	—	50,613,992
Strategic Income	10,243,139	—	—	10,243,139	10,768,553	7,898	10,776,451
Total Return	161,330,520	—	—	161,330,520	55,938,141	—	55,938,141
U.S. Government Securities	30,380,500	—	—	30,380,500	19,751,707	—	19,751,707
U.S. High Yield Bond	43,538,309	—	—	43,538,309	8,730,901	—	8,730,901

At December 31, 2007, capital loss carryforwards available to offset future realized gains were as follows:

	Capital Loss Carryforwards Expiring at December 31
Portfolio	2008	2009	2010	2011	2012	2013	2014	2015
Active Bond	—	$1,828,353	$2,190,489	—	$924,172	$2,479,241	$6,070,696	—
Core Bond	—	—	—	—	—	3,363,657	1,904,716	—
Global Bond	—	—	—	—	—	—	3,786,793	$9,777,931
High Yield	—	—	68,262,108	$19,188,070	—	—	6,065,748	—
Income	—	—	—	—	—	—	—	64,386
Investment Quality Bond	$1,351,898	2,481,588	7,691,089	2,513,599	413,477	—	1,807,662	—
Short-Term Bond	—	—	—	—	152,948	3,753,718	3,171,452	841,336
Strategic Bond	—	525,450	5,173,733	—	—	1,109,364	2,955,146	2,558,125
Strategic Income	—	—	—	—	—	—	333,737	2,339,137
U.S. Government Securities	—	—	—	—	—	4,092,357	—	—
U.S. High Yield Bond	—	—	—	—	—	845,492	700,831	—

231

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

The Trust adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (“FIN 48”), on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Trust’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

9.  CHANGE IN ACCOUNTING POLICY As a result of a change in accounting policy, certain Portfolios have reclassified upfront payments received or paid on swap contracts from net realized gain/loss to unrealized appreciation/depreciation. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets. The reclassifications are as follows:

	Year ended December 31, 2007		Year ended December 31, 2006
	Net Realized Gain (Loss)	Change in net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Change in net Unrealized Appreciation (Depreciation)
Global Bond	$2,248,493	($2,248,493)	$1,247,008	($1,247,008)
Real Return Bond	($3,535,432)	$3,535,432	$654,633	($654,633)
Total Return	$3,719,177	($3,719,177)	$2,374,787	($2,374,787)

These changes had no effect on each Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

10.  SUBSEQUENT EVENT At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved the reorganization of JHT from a business trust organized under the laws of the Commonwealth of Massachusetts to a limited liability company organized under the laws of the State of Delaware through a conversion of JHT to a Delaware LLC as permitted by the Delaware Limited Liability Company Act (the “Reorganization”). The Board also approved a Plan of Conversion to effect the Reorganization. The Reorganization and the Plan of Conversion were subsequently also approved by shareholders of each series of the Trust, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008. The Reorganization and the Plan of Conversion must be approved by shareholders of the U.S. Multi Sector Trust prior to being effected for all series of JHT. In connection with the Reorganization, it is anticipated that some of the series of the Trust will elect to be taxed as partnerships for federal income tax purposes instead of being taxed as regulated investment companies.

232

John Hancock Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, the Global Bond, Real Return and Total Return portfolios changed their method of accounting for upfront payments on swaps.

The financial highlights for periods ending on or before December 31, 2004 for the Active Bond Trust, Money Market Trust B and Short-Term Bond Trust were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2008

233

John Hancock Trust

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2007.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

PORTFOLIO	CAPITAL GAINS
Active Bond	—
Core Bond	—
Global Bond	—
High Income	$4,760,178
High Yield	—
Income	—
Investment Quality Bond	—
Money Market	—
Money Market B	—
Real Return Bond	—
Short-Term Bond	—
Spectrum Income	8,646,638
Strategic Bond	—
Strategic Income	—
Total Return	—
U.S. Government Securities	—
U.S. High Yield Bond	—

234

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved amendments to the Advisory Agreement with respect to each of the funds of John Hancock Trust (“JHT or the “Trust”) except the American Feeder Funds (the “Funds”):

1.	Clarifying that the Adviser has authority to manage Fund assets directly without a subadviser (“Amendment 1”),

2.	Clarifying the liability standard applicable to the Adviser under the advisory agreement (“Amendment 2”),

3.	Transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement (“Amendment 3”),

and approved an amendment to the Advisory Agreement for each Lifestyle Trust and the Index Allocation Trust restructuring the advisory fee by applying different advisory fee rates to “Affiliated Fund Assets” and “Other Assets” and by adding a breakpoint to the advisory fee rate for the Index Allocation Trust. Affiliated Fund Assets are each of the JHT funds (excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B) and the funds of John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”). Other Assets are any assets that are not Affiliated Fund Assets. (“Amendment 4”).

Each of these amendments were subsequently also approved by shareholders of the applicable Funds, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008, and are described in a proxy statement for the Trust dated November 23, 2007 which was mailed to shareholders of record on November 10, 2007. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008.

The Board, including the Independent Trustees, is responsible for selecting JHT’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving JHT’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with JHT; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of JHT’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHT’s “manager-of-managers“ advisory structure, the costs of the services to be provided and the profits to be realized by such unaffiliated subadvisers from their relationship with JHT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

The Board approved the annual continuation of the Advisory Agreement with respect to each of the Funds at its meeting on June 8, 2007. A discussion of the basis of the Board’s approval of the Advisory Agreement and the factors considered by the Board at that meeting is available in JHT’s semi-annual report to shareholders for the six-month period ended June 30, 2007. A copy of the report may be obtained by calling JHT at 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

In approving each of the amendments to the Advisory Agreement, the Board noted the skill and competency of the Adviser in its past management of JHT’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel to manage directly fund assets and to serve as officers of JHT, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds. In assessing the impact of the proposals on the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates, the Board also considered the extent to which implementation of a proposed reorganization of JHT from a Massachusetts Business Trust to a Delaware Limited Liability Company (the “Reorganization”) might impact such costs and profits. The Board concluded that the Adviser may reasonably be expected ably to perform its services under the Advisory Agreement as proposed to be amended.

Specific factors considered by the Board in approving Amendments 1, 2, 3 and 4 are set forth below.

Amendment 1. The Board considered with respect to Amendment 1 the benefit to each Fund of expressly authorizing the Adviser to manage the assets of the Fund directly from time to time, noting that the Adviser’s ability to manage a Fund’s assets directly provides the Adviser with additional management flexibility that may be particularly advantageous to a Fund in the event of an unexpected subadviser resignation or during a transition between Fund subadvisers and that the Adviser’s election to manage directly the assets of any Fund will be subject to Board approval.

Amendment 2. The Board considered with respect to Amendment 2 the benefit to each Fund of providing in the Advisory Agreement a specific standard of liability applicable to the Adviser, noting that the proposed standard of liability is consistent with industry standards and the requirements of Section 17(i) of the 1940 Act and is substantially the same as the standard of liability applicable to Fund subadvisers under their respective subadvisory agreements with the Adviser.

Amendment 3. The Board considered with respect to Amendment 3 and the new Service Agreement with the Adviser that the transfer to the Service Agreement of the non-advisory services currently performed by the Adviser under the Advisory Agreement would not result in any change in the level and quality of services provided to the Funds, would provide greater flexibility in that future changes to the non-advisory services arrangements for the Funds would no longer require the expense of obtaining shareholder approval and would not, without further Board approval, result in any material increase in the costs to the Funds of the Adviser’s provision of such services. With respect to the change pursuant to Amendment 3 under which JHT will reimburse the Adviser for the provision of services to the Funds by an officer or employee of the Adviser who is serving as Treasurer or Secretary of JHT, the Board took into account that management represented that such change is not expected to have any material impact on the expenses borne by the Funds and concluded that it was not unreasonable for JHT to bear such expenses. The Board concluded that the proposed amendment and the Service Agreement are in the best interests of the Funds and their shareholders (including contract owners), that the services to be performed under the Service Agreement are required for the operation of the Funds and that the reimbursement arrangement under the Service Agreement is fair and reasonable.

235

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Amendment 4. The Board considered with respect to Amendment 4 the benefit to each Lifestyle Trust and the Index Allocation Trust of having a different advisory fee on Affiliated Fund Assets than on Other Assets. The Board noted that the Adviser currently receives an advisory fee at the underlying fund level with respect to Affiliated Fund Assets but would not receive any comparable compensation with respect to investments in Other Assets, that it was reasonable to provide for such compensation in view of the services to be provided by the Adviser. The Board also noted that providing the Adviser with the ability to invest in both Affiliated Fund Assets and Other Assets as deemed appropriate by the Adviser was a benefit to each Fund. The Board took into account that, although the advisory fee with respect to investments in Other Assets will increase, the increase is expected to be offset in whole or in part by a decrease in underlying fund expenses. The Board also noted that in the event that a Fund should invest in Other Assets that are shares of an underlying fund that is advised by the Adviser or one of its affiliates but is not a fund of JHT, JHF II or JHF III, the Adviser intends to waive a portion of its advisory fee or reimburse the Fund and that this fee waiver is intended to provide the Adviser and its affiliate with the same aggregate advisory fee at the Fund and underlying fund levels that the Adviser would receive if such Other Assets were Affiliated Fund Assets.

236

John Hancock Trust

Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of John Hancock Funds II (since 2005).

Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)[2]
Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)[2]	Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Funds II (since 2005). Trustee of Phoenix Edge Series Fund (since 2008)

James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investors Bank and Trust Company (since 1995); Investors Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998).
Trustee of John Hancock Funds II (since 2005);
Director, Phoenix Mutual Funds (since 1988).

F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)[3]	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

237

John Hancock Trust

Trustees and Officers Information

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[2,5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June 2004); President, U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

John D. Richardson[2,3] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

Keith F. Hartstein[4] 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company); Director, President and Chief Executive Officer, John Hancock Funds, LLC (“John Hancock Funds”); Director, President and Chief Executive Officer, Sovereign Asset Management LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; Director, Chairman and President, NM Capital Management, Inc. (NM Capital) (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[4] 601 Congress Street Boston, MA 02210 Born: 1955	Chief Financial Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Executive Vice President and Chief Financial Officer, John Hancock Funds, LLC, July 2005 to present; Senior Vice President and General Manager, Fixed Annuities, John Hancock Financial Services, September 2004 to July 2005; Executive Vice President, Operations, Manulife Wood Logan, July 2000 to September 2004.

Gordon M. Shone[4] 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Senior Vice President, John Hancock Life Insurance Company (U.S.A.), January 2001 to present. Vice President, The Manufacturers Life Insurance Company (U.S.A.), August 1998 to December 2000.

John D. Danello[4] 601 Congress Street Boston, MA 02110 Born: 1955	Secretary (since 2005)
Vice President/Chief Counsel, US Wealth Management, John Hancock Financial Services, Inc., February 2005 to present. Vice President/Chief Counsel, Life Insurance & Asset Management, Allmerica Financial Corporation, Inc., 2001 to February 2005.

Thomas M. Kinzler[4] 601 Congress Street Boston, MA 02110 Born: 1955	Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. 601 Congress Street Boston, MA 02210 Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Funds (since 2005), Vice President and Assistant Treasurer, Fidelity Investments, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments, (until 2001).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4	Affiliated with the Adviser.

5	Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter and/or certain other affiliates.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

238

John Hancock Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

239

Management of the Trust

Trustees

James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
F. David Rolwing

Officers

Keith F. Hartstein, President and Chief Executive Officer
John G. Vrysen, Chief Operating Officer
Charles A. Rizzo, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Chief Legal Officer
John D. Danello, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTBA 2/08

John Hancock
the future is yours

John Hancock Trust

Index Trusts

Annual Report
December 31, 2007
Audited Financial Statements

0208: 1115012

John Hancock Trust

President’s Message

To Our Shareholders:

Financial markets grew increasingly volatile as 2007 progressed, as they faced a litany of challenges. The U.S. economy slowed, the hot merger and acquisition market in the first half dried up in the second half, corporate earnings decelerated, energy prices soared and the subprime lending industry experienced a meltdown that led to a seize-up in the mortgage and credit markets. Despite the roller coaster, the broad U.S. market managed to produce single-digit gains, with the Standard & Poor’s 500 Index returning 5.49% in 2007.

Bonds fared better, as the Federal Reserve Board cut short-term interest rates three times to help stabilize the credit markets, and safe-haven bonds — particularly Treasuries — were the beneficiaries. The Lehman Brothers U.S. Aggregate Index returned 6.97% for the year. And for the fifth year in a row, world stock markets outperformed the U.S., largely on the strength of outsized gains from emerging markets and a weak dollar.

Such a volatile year provides a vivid illustration of the value of maintaining a diversified investment portfolio, which helps shelter investors from the risk of any one sector falling out of favor. As we have said many times, with diversification, there is typically some investment “basket” that is doing well, helping to offset losses that may be occurring elsewhere in the portfolio.

After such a year, it is wise to take another look at your investment weightings to ensure that the outperformers in 2007 — such as energy stocks and emerging markets — have not become too large a component in your portfolio. The job is automatically done for you by our Lifestyle Portfolio managers if you are invested in one.

Beyond that, we recommend meeting with your investment professional to do the same across your other investments. For example, if you own or are contemplating making a variable annuity a part of your long-term investment strategy, you may be able to take advantage of new features that can provide a level of retirement income that is guaranteed regardless of how markets perform. It’s just such an annual tune-up that may help ensure proper diversification aimed at maximizing long-term results.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

Not part of the annual report

2

John Hancock Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4–14

Shareholder Expense Example	15

Statements of Assets and Liabilities	17

Statements of Operations	20

Statements of Changes in Net Assets	23

Financial Highlights	25

Portfolio of Investments (See below for each Portfolio’s page #)	29–153

Notes to Financial Statements	154

Report of Independent Registered Public Accounting Firm	167

Tax Information (Unaudited)	168

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	169

Trustees and Officers	171

For More Information	173

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
500 Index Trust	5	29
500 Index Trust B	6	35
Index Allocation Trust	7	42
International Equity Index Trust A	8	42
International Equity Index Trust B	9	66
Mid Cap Index Trust	10	89
Small Cap Index Trust	11	95
Total Bond Market Trust A (formerly, Bond Index Trust A)	12	114
Total Bond Market Trust B (formerly, Bond Index Trust B)	13	117
Total Stock Market Index Trust	14	122

3

John Hancock Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Index Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2007. The views expressed are those of the portfolio manager as of December 31, 2007, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

500 Index Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  > To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the portfolio’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.21
Financial	17.49
Energy	12.80
Technology	11.70
Industrial	11.25
Communications	11.01
Consumer, Cyclical	6.93
Basic Materials	3.71
Utilities	3.26
Government	1.66

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the 500 Index Trust Series I returned +4.90%, in line with the +5.49% return of the S&P 500 Index.

Environment  > The U.S. economy’s growth was modest in 2007 and the country’s gross domestic product (GDP) grew at an annualized rate of 1.2%. Currently, the core Consumer Price Index (CPI) is at 2.3% on a year-over-year basis.

The first quarter of 2007 started with a housing slump that slowed the U.S. economy significantly. In September, the Federal Reserve lowered its benchmark rate by half a point, followed by further rate cuts of 0.25% in October and December. These cuts were intended to soften the adverse impact from the housing slump and credit squeeze from undoing the six-year expansion. Job growth was very moderate in 2007. The shocking news came when the U.S. Labor Department announced that payrolls rose by a mere 18,000 at the end of the fourth quarter, capping the worst year for job creation since 2003.

For the year, Energy was the best performing sector, returning 32.4%, followed by Materials with a return of 20.0%. Financials and Consumer Discretionary were the worst performers, returning –20.8% and –14.3%, respectively.

Outlook  > For 2008, the prospects for modest growth in the U.S. economy are at risk. A growing number of economists feel there is a possibility of the onset of a recession in the first half of the year. Wall Street believes that this risk can be muted by the Federal Reserve by further lowering its benchmark rate early in the year. Double-digit profit growth in the new year will be a challenge given the recent disappointing U.S. economic and consumer confidence data combined with inflationary pressures from energy costs and wages.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
500 Index Trust Series I (began 5/1/00)	4.90%	12.22%	—	1.16%	77.96%	—	9.25%
500 Index Trust Series II2 (began 1/28/02)	4.73%	12.01%	—	1.02%	76.31%	—	8.10%
500 Index Trust Series NAV[3] (began 10/31/05)	5.03%	11.96%	—	1.01%	75.96%	—	8.02%
S&P 500 Index[4]	5.49%	12.83%	—	1.69%	82.86%	—	13.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares of the 500 Index Trust were first offered October 31, 2005. For periods prior to October 31, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to October 31, 2005 reflected series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

5

500 Index Trust B

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  > To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the portfolio’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.03
Financial	18.32
Energy	12.68
Technology	11.60
Industrial	11.15
Communications	10.91
Consumer, Cyclical	6.87
Basic Materials	3.68
Utilities	3.23
Government	1.81

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the 500 Index Trust B Series NAV returned +5.25%, in line with the +5.49% return of the S&P 500 Index.

Environment  > The U.S. economy’s growth was modest in 2007 and the country’s gross domestic product (GDP) grew at an annualized rate of 1.2%. Currently, the core Consumer Price Index (CPI) is at 2.3% on a year-over-year basis.

The first quarter of 2007 started with a housing slump that slowed the U.S. economy significantly. In September, the Federal Reserve lowered its benchmark rate by half a point, followed by further rate cuts of 0.25% in October and December. These cuts were intended to soften the adverse impact from the housing slump and credit squeeze from undoing the six-year expansion. Job growth was very moderate in 2007. The shocking news came when the U.S. Labor Department announced that payrolls rose by a mere 18,000 at the end of the fourth quarter, capping the worst year for job creation since 2003.

For the year, Energy was the best performing sector, returning 32.4%, followed by Materials with a return of 20.0%. Financials and Consumer Discretionary were the worst performers, returning –20.8% and –14.3%, respectively.

Outlook  > For 2008, the prospects for modest growth in the U.S. economy are at risk. A growing number of economists feel there is a possibility of the onset of a recession in the first half of the year. Wall Street believes that this risk can be muted by the Federal Reserve by further lowering its benchmark rate early in the year. Double-digit profit growth in the new year will be a challenge given the recent disappointing U.S. economic and consumer confidence data combined with inflationary pressures from energy costs and wages.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series NAV[2] (began 5/1/96)	5.25%	12.59%	5.75%	80.97%	74.87%
S&P 500 Index	5.49%	12.83%	5.91%	82.86%	77.56%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series NAV shares of the 500 Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I (JHVST) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Equity Index Fund, the Trust’s predecessor. These shares were first issued on May 1, 1996.

6

Index Allocation Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks long term growth of capital with current income as a second consideration. The portfolio also invests in a number of other index funds of JHT.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total[1]
International	15.10
U.S. Large Cap	34.85
U.S. Mid Cap	9.93
U.S. Small Cap	9.91
Total Equity	69.79

Fixed Income Asset Allocation
Intermediate Bond	30.21
Total	100.00

1	Percentages are based on net assets as of 12-31-2007.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year the Index Allocation Trust Series II returned +6.55%, outperforming the +6.06% return of the Combined Index.

Environment  > The broad market delivered decent gains in 2007 amid a significant increase in volatility. After a mid-summer sell-off in global equities, cuts in both the discount rate and the target federal funds rate by the Federal Reserve Board helped share prices rebound through October. However, more writedowns on subprime mortgages from the financial sector triggered further weakness in stock prices through year-end. Against this backdrop, the Standard & Poor’s 500 Index finished the year with a 5.49% return.

Large-caps were roughly even with mid-caps, with small-caps trailing. Growth significantly beat value stocks, due to the weakness in financials, which tend to fall into the value category. The best-performing sector on the growth side, information technology, benefited from healthy demand, lean inventories and favorable product cycles. Foreign stocks continued to outperform their domestic counterparts, in large part due to a weak U.S. dollar; consequently, the MSCI EAFE Gross Index turned in an 11.63% result. Global natural resources stocks were standout performers, reflecting high prices for crude oil, and metals, while global real estate was the worst-performing segment.

Fixed-income securities posted very good returns, after struggling in the first half of the year, as yields spiked higher and prices fell in May and June. However, as fears of an economic slowdown took hold in the latter half of the year, investors sought the safety of high-quality bonds, causing yields to fall. These developments helped the Lehman Brothers U.S. Aggregate Index post a 6.94% return for the year.

During the year, positive contributors to portfolio results were International Equity Index (SSgA), Total Bond Market Trust (Declaration) and Mid Cap Index (MFC Global U.S.), while 500 Index (MFC Global U.S.) was neutral and Small Cap Index (MFC Global U.S.) finished in negative territory, thus detracting from performance.

Outlook  > The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market will affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Index Allocation Trust Series II (began 2/10/06)	6.55%	—	—	8.51%	—	—	16.68%
Combined Index[2,3]	6.06%	—	—	8.63%	—	—	16.91%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index is made up of 70% of the S&P 500 and 30% of the Lehman Brothers Aggregate Bond Index.

7

International Equity Index Trust A

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. The Fund primarily invests in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	23.79
Consumer, Non-cyclical	11.84
Industrial	10.74
Basic Materials	10.02
Energy	9.98
Communications	9.37
Consumer, Cyclical	7.95
Utilities	4.69
Technology	3.13
Diversified	1.02

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the International Equity Index Trust A Series I returned +15.37%, underperforming the +17.10% return of the MSCI AC World ex U.S. Index.

Environment  > International equity markets had a strong first half of 2007, despite some fixed-income volatility. With the earnings outlook still solid and global economic growth resilient, investors seemed to find equities a reasonably valued alternative to fresh deterioration in the bond market. Many equity averages achieved record highs in July but, as August approached, the fixed-income fallout deepened, prompting some funds to liquidate equities, as a risk-reduction measure and as a means to cover bond losses. When banks in Europe and Asia disclosed exposure to troubled mortgages, lenders in the commercial paper market pulled back, creating panicky money market conditions.

Global stock prices tumbled sharply in mid-August. But with some intervention from the world’s central banks, equity sentiment began to recover. The credit crisis was not finished, however, as major Western banks disclosed daunting write-offs arising from exposure to troubled asset-backed securities. Compounding the economic risks, crude oil prices climbed into record territory as winter approached. Central banks again intervened with rate cuts and funding to help equity markets stabilize somewhat. The final quarter was still rough, with financial stocks suffering painful losses.

Outlook  > After five years of strong gains, and six years of outperforming U.S. averages, the run for international stocks might finally be growing tired. Although the Bank of England appears to have switched into easing mode, and the Bank of Japan’s desire to normalize rates at higher levels seems to be on hold, the European Central Bank, faced with a troublesome inflation outlook, seems reluctant to contribute its own rate cut. This situation has brought a dramatic collapse of U.S. government yields relative to those in Europe, and a more favorable backdrop for U.S. equity valuations.

Stocks in Europe and Japan do not appear expensive. But their U.S. counterparts finally seem relatively reasonably priced. Both the euro and the pound appear overvalued as we enter 2008. If the dollar continues to weaken in 2008, its greatest declines may come against Asian currencies. Global economic prospects have grown uncertain. The approaching U.S. election, however, raises the possibility of stimulus measures to ease the woes of devastated American homeowners. If confidence in a 2008 growth recovery picks up, non-U.S. equities should be able to participate in the rebound.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Equity Index Trust A
Series I2 (began 5/3/04)	15.37%	—	—	20.83%	—	—	99.97%
Series II2 (began 5/3/04)	15.11%	—	—	20.58%	—	—	98.45%
Series NAV[3] (began 2/10/06)	15.43%	—	—	18.08%	—	—	36.84%
MSCI AC World ex U.S. Index[4]	17.10%	—	—	22.14%	—	—	108.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I and Series II shares of the International Equity Index Trust A were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (JHVST Fund) in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust’s predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from the date they commenced operations, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund.

3	Series NAV shares were first offered February 10, 2006. For periods prior to February 10, 2006, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 10, 2006 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

8

International Equity Index Trust B

Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and in emerging market countries by investing in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	23.53
Consumer, Non-cyclical	11.73
Industrial	10.59
Energy	9.89
Basic Materials	9.77
Communications	9.27
Consumer, Cyclical	7.91
Utilities	4.64
Technology	2.98
Diversified	1.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the International Equity Index Trust B Series NAV returned +15.76%, underperforming the +17.10% return of the MSCI AC World ex U.S. Index.

Environment  > International equity markets had a strong first half of 2007, despite some fixed-income volatility. With the earnings outlook still solid and global economic growth resilient, investors seemed to find equities a reasonably valued alternative to fresh deterioration in the bond market. Many equity averages achieved record highs in July but, as August approached, the fixed-income fallout deepened, prompting some funds to liquidate equities, as a risk-reduction measure and as a means to cover bond losses. When banks in Europe and Asia disclosed exposure to troubled mortgages, lenders in the commercial paper market pulled back, creating panicky money market conditions.

Global stock prices tumbled sharply in mid-August. But with some intervention from the world’s central banks, equity sentiment began to recover. The credit crisis was not finished, however, as major Western banks disclosed daunting write-offs arising from exposure to troubled asset-backed securities. Compounding the economic risks, crude oil prices climbed into record territory as winter approached. Central banks again intervened with rate cuts and funding to help equity markets stabilize somewhat. The final quarter was still rough, with financial stocks suffering painful losses.

Outlook  > After five years of strong gains, and six years of outperforming U.S. averages, the run for international stocks might finally be growing tired. Although the Bank of England appears to have switched into easing mode, and the Bank of Japan’s desire to normalize rates at higher levels seems to be on hold, the European Central Bank, faced with a troublesome inflation outlook, seems reluctant to contribute its own rate cut. This situation has brought a dramatic collapse of U.S. government yields relative to those in Europe, and a more favorable backdrop for U.S. equity valuations.

Stocks in Europe and Japan do not appear expensive. But their U.S. counterparts finally seem relatively reasonably priced. Both the euro and the pound appear overvalued as we enter 2008. If the dollar continues to weaken in 2008, its greatest declines may come against Asian currencies. Global economic prospects have grown uncertain. The approaching U.S. election, however, raises the possibility of stimulus measures to ease the woes of devastated American homeowners. If confidence in a 2008 growth recovery picks up, non-U.S. equities should be able to participate in the rebound.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2007	1-year	5- year	10-year	5- year	10-year
International Equity Index Trust B Series NAV[2] (began 5/2/88)	15.76%	24.03%	9.99%	193.56%	159.13%
MSCI AC World ex U.S. Index	17.10%	24.51%	10.09%	199.27%	161.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series NAV shares of the International Equity Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust’s predecessor. These shares were first issued on May 2, 1988.

9

Mid Cap Index Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks to appropriate the aggregate total return of a mid-capitalization U.S. domestic equity market index by primarily investing in (a) common stocks that are included in the S&P 400 MidCap Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.28
Industrial	16.21
Financial	13.81
Consumer, Cyclical	10.78
Energy	9.42
Technology	8.02
Utilities	6.62
Basic Materials	5.65
Communications	5.11
Government	1.84

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Mid Cap Index Trust Series I returned +7.57%, in line with the +7.97% return of the S&P MidCap 400 Index.

Environment  > The U.S. economy’s growth was modest in 2007 and the country’s gross domestic product (GDP) grew at an annualized rate of 1.2%. Currently, the core Consumer Price Index (CPI) is at 2.3% on a year-over-year basis.

The first quarter of 2007 started with a housing slump that slowed the U.S. economy significantly. In September, the Federal Reserve lowered its benchmark rate by half a point, followed by further rate cuts of 0.25% in October and December. These cuts were intended to soften the adverse impact from the housing slump and credit squeeze from undoing the six-year expansion. Job growth was very moderate in 2007. The shocking news came when the U.S. Labor Department announced that payrolls rose by a mere 18,000 at the end of the fourth quarter, capping the worst year for job creation since 2003.

For the year, Energy was the best-performing sector in the benchmark, returning 41.3%, followed by Materials with a gain of 24.8%. Consumer Discretionary and Financials were the worst performers, returning –15.4% and –10.3%, respectively.

Outlook  > For 2008, the prospects for modest growth in the U.S. economy are at risk. A growing number of economists feel there is a possibility of the onset of a recession in the first half of the year. Wall Street believes that this risk can be muted by the Fed by further lowering its benchmark rate early in the year. Double-digit profit growth in the new year will be a challenge given the recent disappointing U.S. economic and consumer confidence data combined with inflationary pressures from energy costs and wages.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Index Trust Series I (began 5/1/00)	7.57%	15.56%	—	8.28%	106.07%	—	84.08%
Mid Cap Index Trust Series II2 (began 1/28/02)	7.39%	15.34%	—	8.14%	104.11%	—	82.23%
Mid Cap Index Trust Series NAV[3] (began 4/29/05)	7.61%	15.58%	—	8.30%	106.30%	—	84.29%
S&P MidCap 400 Index[4]	7.97%	16.19%	—	9.07%	111.75%	—	94.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

10

Small Cap Index Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index that primarily invests in (a) common stocks that are included in the Russell 2000 Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.72
Financial	15.67
Industrial	12.32
Consumer, Cyclical	9.77
Technology	8.06
Communications	7.60
Energy	5.05
Basic Materials	3.85
Utilities	2.64
Government	0.55

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Small Cap Index Trust Series I returned –2.16%, in line with the –1.57% return of the Russell 2000 Index.

Environment  > The U.S. economy’s growth was modest in 2007 and the country’s gross domestic product (GDP) grew at an annualized rate of 1.2%. Currently, the core Consumer Price Index (CPI) is at 2.3% on a year-over-year basis.

The first quarter of 2007 started with a housing slump that slowed the U.S. economy significantly. In September, the Federal Reserve lowered its benchmark rate by half a point, followed by further rate cuts of 0.25% in October and December. These cuts were intended to soften the adverse impact from the housing slump and credit squeeze from undoing the six-year expansion. Job growth was very moderate in 2007. The shocking news came when the U.S. Labor Department announced that payrolls rose by a mere 18,000 at the end of the fourth quarter, capping the worst year for job creation since 2003.

Outlook  > For 2008, the prospects for modest growth in the U.S. economy are at risk. A growing number of economists feel there is a possibility of the onset of a recession in the first half of the year. Wall Street believes that this risk can be muted by the Federal Reserve by further lowering its benchmark rate early in the year. Double-digit profit growth in the new year will be a challenge given the recent disappointing U.S. economic and consumer confidence data combined with inflationary pressures from energy costs and wages.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Cap Index Trust Series I (began 5/1/00)	–2.16%	15.38%	—	5.66%	104.47%	—	52.58%
Small Cap Index Trust Series II2 (began 1/28/02)	–2.35%	15.13%	—	5.52%	102.29%	—	51.02%
Small Cap Index Trust Series NAV[3] (began 4/29/05)	–2.07%	15.42%	—	5.69%	104.86%	—	52.87%
Russell 2000 Index[4]	–1.57%	16.25%	—	6.54%	112.26%	—	62.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

11

Total Bond Market Trust A
(formerly, Bond Index Trust A)

Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing at least 80% of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	44.40
Government	30.12
Financial	9.01
Communications	2.92
Consumer, Non-cyclical	2.07
Energy	1.80
Industrial	1.53
Utilities	1.28
Consumer, Cyclical	1.04
Basic Materials	0.44

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Total Bond Market Trust B Series I returned +6.59%, underperforming the +6.97% return of the Lehman Brothers Aggregate Bond Index.

Environment  > U.S. Treasury yields declined across the yield curve during 2007, as the fallout from the subprime mortgage market reverberated through financial institutions and the economy at large. The first half of the year was marginally affected by the meltdown, as most market participants believed it would pass by. However, the credit crunch really gained momentum in July. Markets shifted from a notion of economic growth to one of contraction as a confluence of events — the deteriorating housing market, a sharp reduction in credit lending and likelihood of a recession — weighed heavily on fixed-income sectors. The mortgage market suffered unprecedented losses with subprime mortgage securitizations falling substantially in price. The speed and degree of loan deterioration caused significant losses for the securities and had far reaching implications for the economy, financial institutions and investors.

The profound weakness in the subprime mortgage market cast a dark cloud over other risky sectors, such as commercial real estate and corporate bonds. Believing commercial real estate had similar underwriting and malfeasance issues to subprime mortgages, investors pushed spreads materially wider despite relatively stable fundamental performance. Corporate bonds were also tarnished as major write-downs on security valuations were taken by banks and brokerage firms. All financials severely underperformed as spreads moved beyond levels seen 2002.

Outlook  > Strategically, we feel there remains good value in certain sectors of the corporate and mortgage market as the higher quality issuers have been punished alongside the weaker, fundamentally challenged securities. Super-senior residential and commercial as well as agency mortgage-backed securities offer some of the highest spreads to swaps and Treasuries since the beginning of the securitization markets. The challenges here are well known but the rewards may be significant for investors who have the capability and patience to invest successfully in these asset classes.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Total Bond Market Trust A Series I (began 2/10/06)	6.59%	—	—	5.42%	—	—	10.48%
Total Bond Market Trust A Series II (began 5/3/07)	—	—	—	—	—	—	4.71%
Total Bond Market Trust A Series NAV (began 2/10/06)	6.63%	—	—	5.55%	—	—	10.74%
Lehman Brothers Aggregate Bond Index[2]	6.97%	—	—	6.11%	—	—	11.85%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

12

Total Bond Market Trust B
(formerly, Bond Index Trust B)

Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES  > The portfolio seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing at least 80% of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	50.95
Government	27.33
Financial	7.16
Communications	3.63
Consumer, Non-cyclical	2.94
Utilities	1.87
Asset Backed Securities	1.70
Energy	1.42
Consumer, Cyclical	0.85
Industrial	0.60

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Total Bond Market Trust B Series NAV returned +7.13%, outperforming the +6.97% return of the Lehman Brothers Aggregate Bond Index.

Environment  > U.S. Treasury yields declined across the yield curve during 2007, as the fallout from the subprime mortgage market reverberated through financial institutions and the economy at large. The first half of the year was marginally affected by the meltdown, as most market participants believed it would pass by. However, the credit crunch really gained momentum in July. Markets shifted from a notion of economic growth to one of contraction as a confluence of events — the deteriorating housing market, a sharp reduction in credit lending and likelihood of a recession — weighed heavily on fixed income sectors. The mortgage market suffered unprecedented losses with subprime mortgage securitizations falling substantially in price. The speed and degree of loan deterioration caused significant losses for the securities and had far reaching implications for the economy, financial institutions and investors.

The profound weakness in the subprime mortgage market cast a dark cloud over other risky sectors, such as commercial real estate and corporate bonds. Believing commercial real estate had similar underwriting and malfeasance issues to subprime mortgages, investors pushed spreads materially wider despite relatively stable fundamental performance. Corporate bonds were also tarnished as major write-downs on security valuations were taken by banks and brokerage firms. All financials severely underperformed as spreads moved beyond levels seen 2002.

Outlook  > Strategically, we feel there remains good value in certain sectors of the corporate and mortgage market as the higher quality issuers have been punished alongside the weaker, fundamentally challenged securities. Super-senior residential and commercial as well as agency mortgage-backed securities offer some of the highest spreads to swaps and Treasuries since the beginning of the securitization markets. The challenges here are well known but the rewards may be significant for investors who have the capability and patience to invest successfully in these asset classes.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Total Bond Market B Trust Series NAV[2] (began 5/1/98)	7.13%	4.24%	—	5.66%	23.05%	—	70.25%
Lehman Brothers Aggregate Bond Index[3]	6.97%	4.42%	—	5.96%	24.17%	—	74.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series NAV shares of the Bond Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. These shares were first issued on May 1, 1998.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Current subadviser assignment became effective April 29, 2005.

13

Total Stock Market Index Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  > To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.21
Financial	17.60
Energy	11.14
Industrial	10.94
Technology	10.80
Communications	10.47
Consumer, Cyclical	8.11
Basic Materials	3.90
Utilities	3.08
Government	1.69

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust.

PORTFOLIO MANAGER’S COMMENTARY

Performance  > For the year, the Total Stock Market Index Trust Series I returned +5.18%, in line with the +5.74% return of the DJ Wilshire 5000 Index.

Environment  > The U.S. economy’s growth was modest in 2007 and the country’s gross domestic product (GDP) grew at an annualized rate of 1.2%. Currently, the core Consumer Price Index (CPI) is at 2.3% on a year-over-year basis.

The first quarter of 2007 started with a housing slump that slowed the U.S. economy significantly. In September, the Federal Reserve lowered its benchmark rate by half a point, followed by further rate cuts of 0.25% in October and December. These cuts were intended to soften the adverse impact from the housing slump and credit squeeze from undoing the six-year expansion. Job growth was very moderate in 2007. The shocking news came when the U.S. Labor Department announced that payrolls rose by a mere 18,000 at the end of the fourth quarter, capping the worst year for job creation since 2003.

For the year, Energy was the best performing sector returning 34.1%, followed by Technology with a return of 16.8%. Financials and Consumer Durables were the worst performers, returning –14.3% and –10.4%, respectively.

Outlook  > For 2008, the prospects for modest growth in the U.S. economy are at risk. A growing number of economists feel there is a possibility of the onset of a recession in the first half of the year. Wall Street believes that this risk can be muted by the Federal Reserve by further lowering its benchmark rate early in the year. Double-digit profit growth in the new year will be a challenge given the recent disappointing U.S. economic and consumer confidence data combined with inflationary pressures from energy costs and wages.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2007	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Total Stock Market Index Trust Series I (began 5/1/00)	5.18%	13.33%	—	2.10%	86.95%	—	17.27%
Total Stock Market Index Trust Series II2 (began 1/28/02)	4.99%	13.12%	—	1.97%	85.23%	—	16.13%
Total Stock Market Index Trust Series NAV[3] (began 4/29/05)	5.19%	13.36%	—	2.12%	87.18%	—	17.42%
DJ Wilshire 5000 Index[4]	5.74%	14.07%	—	2.58%	93.15%	—	21.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

14

John Hancock Trust

Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Index Allocation, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
500 Index
Series I — Actual	$1,000.00	$984.28	$2.70	0.54%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.48	2.75	0.54%
Series II — Actual	1,000.00	983.33	3.70	0.74%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%
Series NAV — Actual	1,000.00	984.50	2.45	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.74	2.50	0.49%
500 Index B
Series NAV — Actual	$1,000.00	$985.44	$1.25	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.95	1.28	0.25%
Index Allocation **
Series II — Actual	$1,000.00	$1,004.96	$1.36	0.27%***
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.84	1.38	0.27%***
International Equity Index A
Series I — Actual	$1,000.00	$1,030.14	$3.07	0.60%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.18	3.06	0.60%
Series II — Actual	1,000.00	1,028.91	4.09	0.80%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%
Series NAV — Actual	1,000.00	1,030.60	2.82	0.55%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%

15

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio
International Equity Index B
Series NAV — Actual	$1,000.00	$1,032.26	$1.74	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.49	1.73	0.34%
Mid Cap Index
Series I — Actual	$1,000.00	$963.03	$2.72	0.55%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%
Series II — Actual	1,000.00	961.76	3.71	0.75%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%
Series NAV — Actual	1,000.00	962.97	2.47	0.50%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.68	2.55	0.50%
Small Cap Index
Series I — Actual	$1,000.00	$921.79	$2.71	0.56%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%
Series II — Actual	1,000.00	920.74	3.68	0.76%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
Series NAV — Actual	1,000.00	922.30	2.47	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.63	2.60	0.51%
Total Bond Market A (formerly, Bond Index A)
Series I — Actual	$1,000.00	$1,059.15	$2.91	0.56%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%
Series II — Actual	1,000.00	1,058.64	3.94	0.76%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
Series NAV — Actual	1,000.00	1,059.56	2.65	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.63	2.60	0.51%
Total Bond Market B (formerly, Bond Index B)
Series NAV — Actual	$1,000.00	$1,061.49	$1.30	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.95	1.28	0.25%
Total Stock Market Index
Series I — Actual	$1,000.00	$979.84	$2.84	0.57%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.33	2.91	0.57%
Series II — Actual	1,000.00	979.55	3.84	0.77%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Series NAV — Actual	1,000.00	980.25	2.60	0.52%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.58	2.65	0.52%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

**	Index Allocation’s expense ratios do not include fees and expenses indirectly incurred by underlying funds.

***	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 0.55% based on the mix of underlying funds held by the portfolio.

16

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	500 Index	500 Index B	Index Allocation		International Equity Index A
Investments in unaffiliated issuers, at value	$1,771,383,885	$1,204,567,659	—		$355,425,644
Investments in affiliated issuers, at value (Note 2)	16,518,917	8,026,392	—		25,131,722
Investments in affiliated funds, at value (Note 9)	—	—	$337,338,315	[1]	—
Securities loaned, at value (Note 2)	16,195,017	7,869,012	—		23,985,081
Total investments, at value	1,804,097,819	1,220,463,063	337,338,315		404,542,447
Cash	4,859	2,489	—		—
Foreign currency, at value	—	—	—		5,705,171
Receivable for investments sold	—	—	7,606		95,205
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	—		92,333
Receivable for fund shares sold	—	702,776	—		—
Dividends and interest receivable (net of tax)	2,482,621	1,757,948	—		558,292
Receivable for security lending income	10,587	8,470	—		21,344
Receivable for futures variation margin	—	—	—		1,225,392
Receivable due from adviser	18,056	258,699	22,164		—
Other assets	261	544	381		374
Total assets	1,806,614,203	1,223,193,989	337,368,466		412,240,558

Liabilities
Payable for fund shares repurchased	8,010,837	—	2,060		1,038,473
Payable upon return of securities loaned (Note 2)	16,518,917	8,026,392	—		25,131,722
Payable for futures variation margin	176,099	204,406	—		—
Payable to affiliates
Fund administration expenses	15,966	12,768	2,808		7,968
Trustees’ fees	440	461	188		1,880
Other payables and accrued expenses	65,496	56,093	25,487		58,733
Total liabilities	24,787,755	8,300,120	30,543		26,238,776

Net assets
Capital paid-in	1,512,071,872	1,023,750,124	338,740,603		297,408,577
Undistributed net investment income (loss)	4,973,079	4,497,074	—		46,968
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(25,009,460)	(28,884,214)	113,017		2,358,830
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities in foreign currencies	289,790,957	215,530,885	(1,515,697)		86,187,407
Net assets	$1,781,826,448	$1,214,893,869	$337,337,923		$386,001,782
Investments in unaffiliated issuers, at cost	$1,497,275,536	$996,343,098	—		$293,425,874
Investments in affiliated issuers, at cost	$16,518,917	$8,026,392	$338,854,012		$25,131,722
Foreign currency, at cost	—	—	—		$5,707,096

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,316,602,374	—	—		$300,240,703
Shares outstanding	104,135,269	—	—		13,414,576
Net asset value, offering price and redemption price per share	$12.64	—	—		$22.38

Series II
Net assets	$94,759,968	—	$337,337,923		$34,838,406
Shares outstanding	7,527,660	—	25,190,766		1,558,038
Net asset value, offering price and redemption price per share	$12.59	—	$13.39		$22.36

Series NAV
Net assets	$370,464,106	$1,214,893,869	—		$50,922,673
Shares outstanding	29,713,633	65,634,431	—		2,278,757
Net asset value, offering price and redemption price per share	$12.47	$18.51	—		$22.35

1   See Note 9.

17

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	International Equity Index B	Mid Cap Index	Small Cap Index	Total Bond Market A
Investments in unaffiliated issuers, at value	$501,790,599	$902,537,771	$333,199,697	$158,126,373
Investments in affiliated issuers, at value (Note 2)	46,402,215	31,499,810	69,489,078	—
Securities loaned, at value (Note 2)	44,192,585	30,882,167	68,126,547	—
Repurchase agreements, at value (Note 2)	—	—	—	8,043,000
Total investments, at value	592,385,399	964,919,748	470,815,322	166,169,373
Cash	—	3,347	1,941	546
Foreign currency, at value	2,545,029	—	—	—
Receivable for investments sold	147,796	4,183,980	—	—
Receivable for forward foreign currency exchange contracts (Note 2)	74,726	—	—	—
Receivable for fund shares sold	—	—	—	77,660
Dividends and interest receivable (net of tax)	864,819	635,966	582,217	1,545,691
Receivable for security lending income	35,235	215,551	128,863	—
Receivable for futures variation margin	1,012,531	—	—	—
Receivable due from adviser	114,448	985	927	—
Other assets	254	2,643	63	129
Total assets	597,180,237	969,962,220	471,529,333	167,793,399

Liabilities
Payable for investments purchased	—	7,543,218	—	1,602,438
Payable for fund shares repurchased	570,166	1,630,477	912,581	27,460
Payable upon return of securities loaned (Note 2)	46,402,215	31,499,810	69,489,078	—
Payable for futures variation margin	—	87,739	7,864	—
Payable to affiliates
Fund administration expenses	5,533	10,429	4,600	1,424
Trustees’ fees	169	—	101	56
Other payables and accrued expenses	32,701	47,027	27,859	20,713
Total liabilities	47,010,784	40,818,700	70,442,083	1,652,091

Net assets
Capital paid-in	400,115,773	881,727,010	362,694,237	163,611,150
Undistributed net investment income (loss)	466,130	2,268,679	975,436	8,031
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	3,855,009	17,701,333	3,113,062	(185,600)
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities in foreign currencies	145,732,541	27,446,498	34,304,515	2,707,727
Net assets	$550,169,453	$929,143,520	$401,087,250	$166,141,308
Investments in unaffiliated issuers, including repurchase agreements, at cost	$400,454,067	$905,801,038	$366,898,253	$163,461,646
Investments in affiliated issuers, at cost	$46,402,215	$31,499,810	$69,489,078	—
Foreign currency, at cost	$2,541,807	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$396,815,808	$209,096,889	$63,721,611
Shares outstanding	—	22,782,067	14,732,226	4,957,931
Net asset value, offering price and redemption price per share	—	$17.42	$14.19	$12.85

Series II
Net assets	—	$102,529,944	$107,647,264	$500,912
Shares outstanding	—	5,906,422	7,611,828	38,867
Net asset value, offering price and redemption price per share	—	$17.36	$14.14	$12.89

Series NAV
Net assets	$550,169,453	$429,797,768	$84,343,097	$101,918,785
Shares outstanding	26,131,688	24,675,184	5,939,687	7,918,666
Net asset value, offering price and redemption price per share	$21.05	$17.42	$14.20	$12.87

18

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2007

Assets	Total Bond Market B	Total Stock Market Index
Investments in unaffiliated issuers, at value	$165,667,125	$468,359,571
Investments in affiliated issuers, at value (Note 2)	—	18,682,787
Securities loaned, at value (Note 2)	—	18,316,458
Repurchase agreements, at value (Note 2)	1,168,000	—
Total investments, at value	166,835,125	505,358,816
Cash	359	1,925
Foreign currency, at value	—	291
Receivable for fund shares sold	—	95,792
Dividends and interest receivable (net of tax)	1,853,385	655,833
Receivable for security lending income	—	25,410
Receivable due from adviser	40,530	552
Other assets	17	—
Total assets	168,729,416	506,138,619

Liabilities
Payable for fund shares repurchased	60,328	806,529
Payable upon return of securities loaned (Note 2)	—	18,682,787
Payable for futures variation margin	—	49,375
Payable to affiliates
Fund administration expenses	1,577	5,125
Trustees’ fees	67	174
Other payables and accrued expenses	20,521	30,451
Total liabilities	82,493	19,574,441

Net assets
Capital paid-in	167,649,185	390,776,997
Undistributed net investment income (loss)	947,749	1,409,885
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(3,053,295)	(3,742,664)
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities in foreign currencies	3,103,284	98,119,960
Net assets	$168,646,923	$486,564,178
Investments in unaffiliated issuers, including repurchase agreements, at cost	$163,731,841	$388,409,785
Investments in affiliated issuers, at cost	—	$18,682,787
Foreign currency, at cost	—	$260

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$263,255,406
Shares outstanding	—	20,274,410
Net asset value, offering price and redemption price per share	—	$12.98

Series II
Net assets	—	$85,849,120
Shares outstanding	—	6,634,410
Net asset value, offering price and redemption price per share	—	$12.94

Series NAV
Net assets	$168,646,923	$137,459,652
Shares outstanding	17,161,420	10,586,610
Net asset value, offering price and redemption price per share	$9.83	$12.98

19

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — December 31, 2007

Investment income	500 Index	500 Index B	Index Allocation	International Equity Index A
Dividends	$29,760,357	$23,545,227	—	$10,084,932
Interest	1,351,803	769,080	—	326,398
Income distributions received from affiliated underlying funds	—	—	$8,277,224	—
Securities lending	103,607	81,331	—	249,276
Income from affiliated issuers	9,486	7,589	—	19,125
Less foreign taxes withheld	—	(8)	—	(838,335)
Total investment income	31,225,253	24,403,219	8,277,224	9,841,396

Expenses
Investment management fees (Note 3)	7,294,227	5,756,092	118,364	1,849,677
Series I distribution and service fees (Note 3)	686,837	—	—	137,014
Series II distribution and service fees (Note 3)	260,922	—	591,821	94,322
Fund administration fees (Note 3)	158,947	130,999	20,925	27,171
Audit and legal fees	46,514	40,245	22,792	19,908
Printing and postage fees (Note 3)	144,903	73,618	16,031	20,325
Custodian fees	9,595	9,992	12,000	—
Trustees’ fees (Note 4)	23,751	18,351	2,860	4,656
Registration and filing fees	14,328	12,513	3,348	4,077
Miscellaneous	16,779	31,562	870	9,907
Total expenses	8,656,803	6,073,372	789,011	2,167,057
Less: expense reductions (Note 3)	(42,293)	(2,967,491)	(149,844)	(9,460)
Net expenses	8,614,510	3,105,881	639,167	2,157,597
Net investment income (loss)	22,610,743	21,297,338	7,638,057	7,683,799

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	17,454,105	28,956,684	—	14,457,922
Investments in affiliated underlying funds	—	—	287,815	—
Net increase from payments by affiliates (Note 10)	—	—	—	55,798
Capital gain distributions received from affiliated underlying funds	—	—	9,226,137	—
Futures contracts	(348,107)	1,780,664	—	(137,893)
Foreign currency transactions	—	—	—	446,430
	17,105,998	30,737,348	9,513,952	14,822,257
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	28,769,675	8,439,300	—	24,305,544
Investments in affiliated underlying funds	—	—	(6,840,688)	—
Futures contracts	(589,598)	(730,468)	—	(106,005)
Translation of assets and liabilities in foreign currencies	—	—	—	203,325
	28,180,077	7,708,832	(6,840,688)	24,402,864
Net realized and unrealized gain (loss)	45,286,075	38,446,180	2,673,264	39,225,121

Increase (decrease) in net assets from operations	$67,896,818	$59,743,518	$10,311,321	$46,908,920

20

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — December 31, 2007

Investment income	International Equity Index B	Mid Cap Index	Small Cap Index	Total Bond Market A1
Dividends	$15,079,465	$14,150,925	$5,615,437	—
Interest	271,977	1,492,923	651,687	$6,899,959
Securities lending	395,207	644,683	919,808	—
Income from affiliated issuers	31,572	97,359	118,297	—
Less foreign taxes withheld	(1,249,150)	—	(1,016)	(656)
Total investment income	14,529,071	16,385,890	7,304,213	6,899,303

Expenses
Investment management fees (Note 3)	2,716,997	4,960,246	2,172,858	614,629
Series I distribution and service fees (Note 3)	—	212,768	116,503	29,440
Series II distribution and service fees (Note 3)	—	260,299	246,445	1,463
Fund administration fees (Note 3)	70,456	104,851	44,418	11,524
Audit and legal fees	29,778	77,209	26,784	23,643
Printing and postage fees (Note 3)	37,248	60,684	30,660	8,071
Custodian fees	11,378	12,029	11,456	11,967
Trustees’ fees (Note 4)	7,341	13,494	6,836	1,711
Registration and filing fees	5,992	19,124	5,493	2,538
Miscellaneous	3,964	8,324	5,140	933
Total expenses	2,883,154	5,729,028	2,666,593	705,919
Less: expense reductions (Note 3)	(1,146,512)	(27,897)	(11,885)	(3,647)
Net expenses	1,736,642	5,701,131	2,654,708	702,272
Net investment income (loss)	12,792,429	10,684,759	4,649,505	6,197,031

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	14,753,092	118,147,578	31,660,458	533,645
Net increase from payments by affiliates (Note 10)	—	155,880	—	—
Futures contracts	(35,191)	3,377,213	69,894	—
Foreign currency transactions	570,949	(179)	—	—
	15,288,850	121,680,492	31,730,352	533,645
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	43,474,181	(47,689,247)	(43,222,019)	2,400,841
Futures contracts	(79,673)	42,331	(100,631)	—
Translation of assets and liabilities in foreign currencies	187,328	86	—	—
	43,581,836	(47,646,830)	(43,322,650)	2,400,841
Net realized and unrealized gain (loss)	58,870,686	74,033,662	(11,592,298)	2,934,486

Increase (decrease) in net assets from operations	$71,663,115	$84,718,421	($6,942,793)	$9,131,517

1	Series II shares began operations on 5-3-07.

21

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — December 31, 2007

Investment income	Total Bond Market B	Total Stock Market Index
Dividends	—	$8,382,901
Interest	$8,782,169	605,999
Securities lending	20,714	263,480
Income from affiliated issuers	—	22,768
Less foreign taxes withheld	(1,048)	(829)
Total investment income	8,801,835	9,274,319

Expenses
Investment management fees (Note 3)	769,283	2,374,689
Series I distribution and service fees (Note 3)	—	130,275
Series II distribution and service fees (Note 3)	—	190,921
Fund administration fees (Note 3)	38,339	47,916
Audit and legal fees	25,209	27,796
Printing and postage fees (Note 3)	9,086	45,712
Custodian fees	11,669	11,344
Trustees’ fees (Note 4)	2,502	7,133
Registration and filing fees	1,836	6,082
Miscellaneous	1,692	7,159
Total expenses	859,616	2,849,027
Less: expense reductions (Note 3)	(449,808)	(13,263)
Net expenses	409,808	2,835,764
Net investment income (loss)	8,392,027	6,438,555

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(484,244)	15,976,994
Futures contracts	—	(732,917)
Foreign currency transactions	—	8
	(484,244)	15,244,085
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	3,432,824	469,967
Futures contracts	—	(139,284)
Translation of assets and liabilities in foreign currencies	—	36
	3,432,824	330,719
Net realized and unrealized gain (loss)	2,948,580	15,574,804

Increase (decrease) in net assets from operations	$11,340,607	$22,013,359

22

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	500 Index		500 Index B		Index Allocation
Increase (decrease) in net assets	Year ended 12-31-07	Year ended 12-31-06[1]	Year ended 12-31-07	Year ended 12-31-06	Year ended 12-31-07	Year ended 12-31-06[3]
From operations
Net investment income (loss)	$22,610,743	$19,848,104	$21,297,338	$19,042,782	$7,638,057	$996,959
Net realized gain (loss)	17,105,998	1,372,889	30,737,348	(603,647)	9,513,952	128,145
Change in net unrealized appreciation (depreciation)	28,180,077	186,689,873	7,708,832	141,497,885	(6,840,688)	5,324,991
Increase (decrease) in net assets resulting from operations	67,896,818	207,910,866	59,743,518	159,937,020	10,311,321	6,450,095
Distributions to shareholders
From net investment income
Series I	(30,697,127)	(10,433,522)	—	—	—	—
Series II	(1,998,423)	(964,264)	—	—	(7,638,546)	(1,040,994)
Series III	—	(29,867)	—	—	—	—
Series NAV	(4,575,609)	(3,000,102)	(35,684,352)	(12,737,525)	—	—
From net realized gain
Series II	—	—	—	—	(9,379,698)	(104,859)
From capital paid in
Series II	—	—	—	—	—	(67,284)
Total distributions	(37,271,159)	(14,427,755)	(35,684,352)	(12,737,525)	(17,018,244)	(1,213,137)
From Fund share transactions (Note 6)	276,013,246	(205,163,920)	30,375,424	(96,927,966)[2]	234,557,215	104,250,673
Total increase (decrease)	306,638,905	(11,680,809)	54,434,590	50,271,529	227,850,292	109,487,631

Net assets
Beginning of year	1,475,187,543	1,486,868,352	1,160,459,279	1,110,187,750	109,487,631	—
End of year	$1,781,826,448	$1,475,187,543	$1,214,893,869	$1,160,459,279	$337,337,923	$109,487,631

Undistributed net investment income (loss)	$4,973,079	$19,633,495	$4,497,074	$18,884,088	—	—

	International Equity Index A		International Equity Index B		Mid Cap Index
Increase (decrease) in net assets	Year ended 12-31-07	Year ended 12-31-06[1,4]	Year ended 12-31-07	Year ended 12-31-06	Year ended 12-31-07	Year ended 12-31-06[1]
From operations
Net investment income (loss)	$7,683,799	$4,976,662	$12,792,429	$10,002,575	$10,684,759	$5,930,658
Net realized gain (loss)	14,822,257	5,295,087	15,288,850	38,934,655	121,680,492	22,249,030
Change in net unrealized appreciation (depreciation)	24,402,864	41,417,438	43,581,836	52,164,357	(47,646,830)	14,455,492
Increase (decrease) in net assets resulting from operations	46,908,920	51,689,187	71,663,115	101,101,587	84,718,421	42,635,180
Distributions to shareholders
From net investment income
Series I	(10,722,918)	(1,296,118)	—	—	(5,564,371)	(1,474,269)
Series II	(1,294,452)	(266,098)	—	—	(994,317)	(287,622)
Series III	—	(258)	—	—	—	(4,213)
Series NAV	(1,475,325)	(16,234)	(25,146,240)	(3,937,348)	(7,391,171)	(583,065)
From net realized gain
Series I	(13,164,909)	(1,312,874)	—	—	(52,281,644)	(10,300,174)
Series II	(1,675,113)	(341,983)	—	—	(13,073,083)	(2,794,778)
Series III	—	(438)	—	—	—	(59,556)
Series NAV	(1,920,451)	(15,616)	(47,175,353)	(3,850,679)	(60,117,867)	(3,908,867)
Total distributions	(30,253,168)	(3,249,619)	(72,321,593)	(7,788,027)	(139,422,453)	(19,412,544)
From Fund share transactions (Note 6)	69,802,535	96,242,885	126,119,144	(86,429,064)[2]	(77,139,178)	678,553,433
Total increase (decrease)	86,458,287	144,682,453	125,460,666	6,884,496	(131,843,210)	701,776,069

Net assets
Beginning of year	299,543,495	154,861,042	424,708,787	417,824,291	1,060,986,730	359,210,661
End of year	$386,001,782	$299,543,495	$550,169,453	$424,708,787	$929,143,520	$1,060,986,730

Undistributed net investment income (loss)	$46,968	$5,253,136	$466,130	$11,923,728	$2,268,679	$5,533,958

1	Series III shares were terminated on 10-4-06.
2	Refer to payment made by affiliate, Note 1.
3	Period from 2-10-06 (commencement of operations) to 12-31-06.
4	Series NAV shares began operations on 2-10-06.

23

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Small Cap Index		Total Bond Market A (formerly, Bond Index A)
Increase (decrease) in net assets	Year ended 12-31-07	Year ended 12-31-06[1]	Year ended 12-31-07[2]	Year ended 12-31-06[3]
From operations
Net investment income (loss)	$4,649,505	$3,992,643	$6,197,031	$2,500,688
Net realized gain (loss)	31,730,352	29,750,480	533,645	(199,309)
Change in net unrealized appreciation (depreciation)	(43,322,650)	28,831,218	2,400,841	306,886
Increase (decrease) in net assets resulting from operations	(6,942,793)	62,574,341	9,131,517	2,608,265
Distributions to shareholders
From net investment income
Series I	(3,882,233)	(1,040,221)	(2,506,831)	(1,662,547)
Series II	(1,136,240)	(177,981)	(15,357)	—
Series III	—	(2,408)	—	—
Series NAV	(2,386,563)	(576,120)	(3,994,292)	(1,032,435)
From net realized gain
Series I	(29,924,734)	(5,620,831)	—	—
Series II	(10,752,130)	(1,456,228)	—	—
Series III	—	(32,063)	—	—
Series NAV	(17,714,529)	(2,915,012)	—	—
Total distributions	(65,796,429)	(11,820,864)	(6,516,480)	(2,694,982)
From Fund share transactions (Note 6)	4,471,076	83,031,646 [4]	77,756,203	85,856,785
Total increase (decrease)	(68,268,146)	133,785,123	80,371,240	85,770,068

Net assets
Beginning of year	469,355,396	335,570,273	85,770,068	—
End of year	$401,087,250	$469,355,396	$166,141,308	$85,770,068

Undistributed net investment income (loss)	$975,436	$3,753,241	$8,031	—

	Total Bond Market B (formerly, Bond Index B)		Total Stock Market Index
Increase (decrease) in net assets	Year ended 12-31-07	Year ended 12-31-06	Year ended 12-31-07	Year ended 12-31-06[1]
From operations
Net investment income (loss)	$8,392,027	$8,483,560	$6,438,555	$5,370,957
Net realized gain (loss)	(484,244)	(1,341,779)	15,244,085	4,244,212
Change in net unrealized appreciation (depreciation)	3,432,824	(584,632)	330,719	49,590,019
Increase (decrease) in net assets resulting from operations	11,340,607	6,557,149	22,013,359	59,205,188
Distributions to shareholders
From net investment income
Series I	—	—	(5,731,637)	(2,032,639)
Series II	—	—	(1,135,992)	(314,668)
Series III	—	—	—	(3,495)
Series NAV	(16,441,467)	(6,113,891)	(3,418,287)	(1,660,603)
From net realized gain
Series I	—	—	(10,004,739)	(1,087,298)
Series II	—	—	(2,854,147)	(200,906)
Series III	—	—	—	(2,611)
Series NAV	—	—	(5,495,471)	(853,728)
Total distributions	(16,441,467)	(6,113,891)	(28,640,273)	(6,155,948)
From Fund share transactions (Note 6)	11,457,338	(19,699,344)	58,081,733	(25,728,278)[4]
Total increase (decrease)	6,356,478	(19,256,086)	51,454,819	27,320,962

Net assets
Beginning of year	162,290,445	181,546,531	435,109,359	407,788,397
End of year	$168,646,923	$162,290,445	$486,564,178	$435,109,359

Undistributed net investment income (loss)	$947,749	$8,671,685	$1,409,885	$5,262,959

1	Series III shares were terminated on 10-4-06.
2	Series II shares began operations on 5-3-07.
3	Period from 2-10-06 (commencement of operations) to 12-31-06.
4	Refer to payment made by affiliate, Note 1.

24

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)		Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index
SERIES I
12-31-2007	12.33	0.18	[1]	0.42	0.60	(0.29)	—	—	(0.29)	12.64		4.90	[2,3]	0.54	[4]	0.54		1.44		1,317	5
12-31-2006	10.80	0.16	[1]	1.48	1.64	(0.11)	—	—	(0.11)	12.33		15.26	[2,3]	0.54	[4]	0.54		1.44		1,323	15
12-31-2005	10.52	0.14	[1]	0.30	0.44	(0.16)	—	—	(0.16)	10.80		4.29	[2]	0.56		0.56		1.31		1,097	11
12-31-2004	9.63	0.14	[1]	0.84	0.98	(0.09)	—	—	(0.09)	10.52		10.26	[2]	0.56		0.56		1.47		1,115	4
12-31-2003	7.60	0.10	[1]	2.01	2.11	(0.08)	—	—	(0.08)	9.63		28.01	[2]	0.57		0.57		1.22		980	1
SERIES II
12-31-2007	12.26	0.16	[1]	0.41	0.57	(0.24)	—	—	(0.24)	12.59		4.73	[2,3]	0.74	[4]	0.74		1.24		95	5
12-31-2006	10.74	0.14	[1]	1.47	1.61	(0.09)	—	—	(0.09)	12.26		15.06	[2,3]	0.74	[4]	0.74		1.23		114	15
12-31-2005	10.46	0.11	[1]	0.31	0.42	(0.14)	—	—	(0.14)	10.74		4.12	[2]	0.76		0.76		1.11		129	11
12-31-2004	9.59	0.13	[1]	0.82	0.95	(0.08)	—	—	(0.08)	10.46		10.00	[2]	0.76		0.76		1.29		146	4
12-31-2003	7.59	0.09	[1]	1.99	2.08	(0.08)	—	—	(0.08)	9.59		27.76	[2]	0.77		0.77		1.02		116	1
SERIES NAV
12-31-2007	12.16	0.19	[1]	0.42	0.61	(0.30)	—	—	(0.30)	12.47		5.03	[2,3]	0.49	[4]	0.49		1.53		370	5
12-31-2006	10.80	0.15	[1]	1.32	1.47	(0.11)	—	—	(0.11)	12.16		13.70	[2,3]	0.52	[4]	0.51		1.35		38	15
12-31-2005[5]	10.28	0.03	[1]	0.49	0.52	—	—	—	—	10.80		5.06	[6]	0.52	[7]	0.52	[7]	1.80	[7]	256	11
500 Index B
SERIES NAV
12-31-2007	18.13	0.32	[1]	0.62	0.94	(0.56)	—	—	(0.56)	18.51		5.25	[2,3]	0.49	[4]	0.25		1.72		1,215	13
12-31-2006	15.87	0.29	[1]	2.16	2.45	(0.19)	—	—	(0.19)	18.13		15.56	[2,3,11]	0.49	[4]	0.25		1.72		1,160	6
12-31-2005[8]	15.42	0.25	[1]	0.46	0.71	(0.07)	(0.19)	—	(0.26)	15.87		4.65	[2,3]	0.43	[4]	0.24		1.65		1,110	13	[12]
12-31-2004[9]	14.18	0.27		1.23	1.50	(0.26)	—	—	(0.26)	15.42		10.70	[2]	0.22		0.22		1.85		842	14
12-31-2003[9,10]	11.36	0.20		3.00	3.20	(0.37)	—	(0.01)	(0.38)	14.18		28.42	[2]	0.21		0.21		1.59		682	5
Index Allocation
SERIES II
12-31-2007	13.37	0.45	[1,14]	0.42	0.87	(0.43)	(0.42)	—	(0.85)	13.39		6.55	[2,3]	0.33	[15,4]	0.27	[15,31]	3.23	[14]	337	2
12-31-2006[13]	12.50	0.28	[1,14]	0.89	1.17	(0.19)	(0.10)	(0.01)	(0.30)	13.37		9.50	[2,3,6]	0.39	[4,7,15]	0.27	[7,15]	2.41	[7,14]	109	3	[6]
International Equity Index A
SERIES I
12-31-2007	21.18	0.51	[1]	2.65	3.16	(0.89)	(1.07)	—	(1.96)	22.38	[20]	15.37	[2,3,20]	0.61	[4]	0.60		2.23		300	14
12-31-2006	17.09	0.42	[1]	3.97	4.39	(0.15)	(0.15)	—	(0.30)	21.18		25.93	[2,3]	0.60	[4]	0.60		2.24		239	9
12-31-2005[16,17]	14.42	0.19	[1]	2.48	2.67	—	—	—	—	17.09		18.52	[3,6]	0.79	[4,7]	0.64	[7]	1.78	[7]	121	7	[6]
4-29-2005[17,18]	16.33	0.14	[1]	(0.46)	(0.32)	(0.15)	(1.44)	—	(1.59)	14.42		(1.97)[6]		0.64	[7]	0.64	[7]	2.71	[7]	90	9	[6]
12-31-2004[9,19]	13.89	0.13		2.41	2.54	(0.10)	—	—	(0.10)	16.33		18.45	[2,6]	0.72	[7]	0.72	[7]	1.40	[7]	77	20	[6,12]
SERIES II
12-31-2007	21.14	0.46	[1]	2.64	3.10	(0.81)	(1.07)	—	(1.88)	22.36	[20]	15.11	[2,3,20]	0.81	[4]	0.80		2.04		35	14
12-31-2006	17.06	0.40	[1]	3.95	4.35	(0.12)	(0.15)	—	(0.27)	21.14		25.70	[2,3]	0.80	[4]	0.80		2.11		44	9
12-31-2005[16,17]	14.41	0.17	[1]	2.48	2.65	—	—	—	—	17.06		18.39	[3,6]	0.98	[4,7]	0.84	[7]	1.59	[7]	34	7	[6]
4-29-2005[17,18]	16.31	0.13	[1]	(0.46)	(0.33)	(0.13)	(1.44)	—	(1.57)	14.41		(2.03)[6]		0.84	[7]	0.84	[7]	2.46	[7]	27	9	[6]
12-31-2004[9,19]	13.89	0.12		2.40	2.52	(0.10)	—	—	(0.10)	16.31		18.29	[2,6]	0.91	[7]	0.91	[7]	1.04	[7]	26	20	[6,12]
SERIES NAV
12-31-2007	21.16	0.51	[1]	2.66	3.17	(0.91)	(1.07)	—	(1.98)	22.35	[20]	15.43	[2,3,20]	0.56	[4]	0.55		2.24		51	14
12-31-2006[19]	17.95	0.32	[1]	3.20	3.52	(0.16)	(0.15)	—	(0.31)	21.16		19.83	[2,3,6]	0.55	[4,7]	0.55	[7]	1.84	[7]	16	9	[6]

25

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

International Equity Index B
SERIES NAV
12-31-2007	21.28	0.54	[1]	2.58	3.12	(1.13)	(2.22)	—	(3.35)	21.05		15.76	[2,3]	0.57	[4]	0.34		2.51		550	9
12-31-2006	16.99	0.47	[1]	4.14	4.61	(0.16)	(0.16)	—	(0.32)	21.28		27.41	[2,3,23]	0.57	[4]	0.34		2.48		425	20
12-31-2005[22]	16.25	0.33	[1]	2.05	2.38	(0.20)	(1.44)	—	(1.64)	16.99		16.56	[2,3]	0.61	[4]	0.34		2.56		418	9
12-31-2004[9]	13.82	0.31		2.44	2.75	(0.32)	—	—	(0.32)	16.25		20.24	[2,3]	0.38	[4]	0.30		2.13		200	20
12-31-2003[9,10]	10.05	0.24		3.91	4.15	(0.34)	—	(0.04)	(0.38)	13.82		41.99	[2,3]	0.42	[4]	0.27		2.13		159	38
Mid Cap Index
SERIES I
12-31-2007	18.84	0.20	[1,32]	1.22	1.42	(0.27)	(2.57)	—	(2.84)	17.42	[21]	7.57	[2,3,21]	0.55	[4]	0.54		0.99	[32]	397	29
12-31-2006	18.05	0.20	[1]	1.53	1.73	(0.12)	(0.82)	—	(0.94)	18.84		9.72	[2,3]	0.57	[4]	0.57		1.09		377	15	[12]
12-31-2005	16.78	0.16	[1]	1.77	1.93	(0.09)	(0.57)	—	(0.66)	18.05		12.02	[2]	0.57		0.57		0.95		220	19
12-31-2004	14.56	0.09	[1]	2.21	2.30	(0.06)	(0.02)	—	(0.08)	16.78		15.83	[2]	0.57		0.57		0.63		187	16
12-31-2003	10.82	0.08	[1]	3.66	3.74	—	—	—	—	14.56		34.57		0.58		0.58		0.62		145	8
SERIES II
12-31-2007	18.75	0.15	[1,32]	1.23	1.38	(0.20)	(2.57)	—	(2.77)	17.36	[21]	7.39	[2,3,21]	0.75	[4]	0.74		0.73	[32]	103	29
12-31-2006	17.98	0.16	[1]	1.51	1.67	(0.08)	(0.82)	—	(0.90)	18.75		9.44	[2,3]	0.77	[4]	0.77		0.86		81	15	[12]
12-31-2005	16.72	0.13	[1]	1.76	1.89	(0.06)	(0.57)	—	(0.63)	17.98		11.79	[2]	0.77		0.77		0.74		63	19
12-31-2004	14.52	0.06	[1]	2.21	2.27	(0.05)	(0.02)	—	(0.07)	16.72		15.65	[2]	0.77		0.77		0.43		59	16
12-31-2003	10.81	0.05	[1]	3.66	3.71	—	—	—	—	14.52		34.32		0.78		0.78		0.42		43	8
SERIES NAV
12-31-2007	18.85	0.22	[1,32]	1.21	1.43	(0.29)	(2.57)	—	(2.86)	17.42	[21]	7.61	[2,3,21]	0.50	[4]	0.49		1.08	[32]	430	29
12-31-2006	18.06	0.22	[1]	1.51	1.73	(0.12)	(0.82)	—	(0.94)	18.85		9.74	[2,3]	0.52	[4]	0.52		1.21		603	15	[12]
12-31-2005[24]	15.40	0.12	[1]	2.54	2.66	—	—	—	—	18.06		17.27	[6]	0.54	[7]	0.54	[7]	1.01	[7]	74	19
Small Cap Index
SERIES I
12-31-2007	16.97	0.18	[1]	(0.49)	(0.31)	(0.28)	(2.19)	—	(2.47)	14.19		(2.16)[2,3]		0.56	[4]	0.56		1.07		209	15
12-31-2006	14.89	0.16	[1]	2.43	2.59	(0.08)	(0.43)	—	(0.51)	16.97		17.61	[2,3,11]	0.57	[4]	0.57		1.00		239	27
12-31-2005	14.97	0.11	[1]	0.41	0.52	(0.08)	(0.52)	—	(0.60)	14.89		3.89	[2]	0.57		0.57		0.76		189	29
12-31-2004	12.80	0.09	[1]	2.12	2.21	(0.04)	—	—	(0.04)	14.97		17.33	[2]	0.57		0.57		0.69		179	26
12-31-2003	8.78	0.06	[1]	3.96	4.02	—	—	—	—	12.80		45.79		0.58		0.58		0.61		137	36
SERIES II
12-31-2007	16.89	0.15	[1]	(0.49)	(0.34)	(0.22)	(2.19)	—	(2.41)	14.14		(2.35)[2,3]		0.76	[4]	0.76		0.95		108	15
12-31-2006	14.83	0.12	[1]	2.42	2.54	(0.05)	(0.43)	—	(0.48)	16.89		17.35	[2,3,11]	0.77	[4]	0.77		0.78		51	27
12-31-2005	14.91	0.08	[1]	0.41	0.49	(0.05)	(0.52)	—	(0.57)	14.83		3.70	[2]	0.77		0.77		0.55		52	29
12-31-2004	12.76	0.07	[1]	2.11	2.18	(0.03)	—	—	(0.03)	14.91		17.13	[2]	0.77		0.77		0.49		54	26
12-31-2003	8.78	0.04	[1]	3.94	3.98	—	—	—	—	12.76		45.33		0.78		0.78		0.39		38	36
SERIES NAV
12-31-2007	16.98	0.17	[1]	(0.46)	(0.29)	(0.30)	(2.19)	—	(2.49)	14.20		(2.07)[2,3]		0.51	[4]	0.51		1.03		84	15
12-31-2006	14.90	0.17	[1]	2.43	2.60	(0.09)	(0.43)	—	(0.52)	16.98		17.64	[2,3,11]	0.52	[4]	0.52		1.07		179	27
12-31-2005[24]	12.77	0.09	[1]	2.04	2.13	—	—	—	—	14.90		16.68	[6]	0.53	[7]	0.53	[7]	0.92	[7]	93	29

26

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Total Bond Market A
SERIES I
12-31-2007[25]	12.55	0.61	[1]	0.22	0.83	(0.53)	—	—		(0.53)	12.85	6.59	[2,3]	0.57	[4]	0.56		4.72		64	91
12-31-2006[26]	12.50	0.48	[1]	(0.02)[30]	0.46	(0.41)	—	—		(0.41)	12.55	3.65	[2,3,6]	0.60	[7,4]	0.59	[7]	4.28	[7]	53	66	[6]
SERIES II
12-31-2007[25,26]	12.79	0.37	[1]	0.23	0.60	(0.50)	—	—		(0.50)	12.89	4.71	[2,3,6]	0.76	[4,7]	0.76	[7]	4.34	[7]	1	91
SERIES NAV
12-31-2007[25]	12.57	0.61	[1]	0.22	0.83	(0.53)	—	—		(0.53)	12.87	6.63	[2,3]	0.52	[4]	0.51		4.76		102	91
12-31-2006[26]	12.50	0.52	[1]	(0.04)[30]	0.48	(0.41)	—	—		(0.41)	12.57	3.85	[2,3,6]	0.55	[7,4]	0.54	[7]	4.56	[7]	33	66	[6]
Total Bond Market B
SERIES NAV
12-31-2007	10.17	0.51	[1]	0.18	0.69	(1.03)	—	—		(1.03)	9.83	7.13	[2,3]	0.53	[4]	0.25		5.13		169	38
12-31-2006	10.13	0.50	[1]	(0.11)	0.39	(0.35)	—	—		(0.35)	10.17	4.07	[2,3]	0.53	[4]	0.25		5.01		162	53
12-31-2005[28]	10.05	0.46	[1]	(0.22)	0.24	(0.16)	—	—		(0.16)	10.13	2.39	[2,3]	0.42	[4]	0.25		4.55		182	18
12-31-2004[9]	10.13	0.46		(0.06)	0.40	(0.46)	(0.02)	—	[29]	(0.48)	10.05	4.05	[2,3]	0.27	[4]	0.25		4.56		202	18
12-31-2003[9,10]	10.30	0.48		(0.12)	0.36	(0.45)	(0.05)	(0.03)		(0.53)	10.13	3.60	[2]	0.24		0.24		4.73		216	40
Total Stock Market Index
SERIES I
12-31-2007	13.13	0.18	[1]	0.49	0.67	(0.30)	(0.52)	—		(0.82)	12.98	5.18	[2,3]	0.57	[4]	0.56		1.33		263	11
12-31-2006	11.56	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—		(0.18)	13.13	15.29	[2,3,11]	0.57	[4]	0.57		1.30		238	2
12-31-2005	11.06	0.13	[1]	0.49	0.62	(0.12)	—	—		(0.12)	11.56	5.69	[2]	0.57		0.57		1.20		200	21
12-31-2004	9.96	0.13	[1]	1.03	1.16	(0.06)	—	—		(0.06)	11.06	11.74	[2]	0.57		0.57		1.30		175	5
12-31-2003	7.63	0.09	[1]	2.24	2.33	—	—	—		—	9.96	30.54		0.58		0.58		1.05		134	6
SERIES II
12-31-2007	13.07	0.16	[1]	0.48	0.64	(0.25)	(0.52)	—		(0.77)	12.94	4.99	[2,3]	0.77	[4]	0.76		1.15		86	11
12-31-2006	11.51	0.13	[1]	1.59	1.72	(0.10)	(0.06)	—		(0.16)	13.07	15.09	[2,3,11]	0.77	[4]	0.77		1.09		37	2
12-31-2005	11.02	0.11	[1]	0.48	0.59	(0.10)	—	—		(0.10)	11.51	5.41	[2]	0.77		0.77		0.99		38	21
12-31-2004	9.93	0.11	[1]	1.04	1.15	(0.06)	—	—		(0.06)	11.02	11.60	[2]	0.77		0.77		1.08		37	5
12-31-2003	7.62	0.07	[1]	2.24	2.31	—	—	—		—	9.93	30.31		0.78		0.78		0.86		30	6
SERIES NAV
12-31-2007	13.14	0.19	[1]	0.48	0.67	(0.31)	(0.52)	—		(0.83)	12.98	5.19	[2,3]	0.52	[4]	0.51		1.37		137	11
12-31-2006	11.57	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—		(0.18)	13.14	15.33	[2,3,11]	0.52	[4]	0.52		1.34		160	2
12-31-2005[24]	10.41	0.10	[1]	1.06	1.16	—	—	—		—	11.57	11.14	[6]	0.52	[7]	0.52	[7]	1.30	[7]	170	21

1	Based on the average of the shares outstanding.
2	Assumes dividend reinvestment.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	Does not take into consideration expense reductions during the periods shown.
5	Series NAV shares began operation on 10-27-05.
6	Not annualized.
7	Annualized.
8
Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Equity Index Fund Series I became owners of an equal number of full and fractional Series NAV shares of the 500 Index Trust B. Additionally, the accounting and performance history of the former VST Equity Index Fund Series I was redesignated as that of Series NAV shares of 500 Index Trust B.

9	Audited by previous Independent Registered Public Accounting Firm.
10	Certain amounts have been reclassified to permit comparison.
11	John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.
12	Excludes merger activity.
13	Series II shares began operations on 2-10-06.
14	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
15	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

27

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

16	Period from 4-30-05 to 12-31-05.
17	Period from 1-1-05 to 4-29-05.
18
Effective after the close of business on 4-29-05, International Equity Index, formerly a series of the John Hancock Variable Series Trust Reorganized into a separate portfolio of John Hancock Trust: International Equity Index A. See Note 1.

19	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-10-06, respectively.
20
Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series I and Series II and by $0.01 per share for Series NAV and the total return by less than 0.01% for Series I and Series II and by 0.05% for Series NAV. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.38, $22.36 and $22.34 and 15.37%, 15.11% and 15.38% for Series I, Series II and Series NAV, respectively. See Note 10.

21
Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series II and Series NAV and by $0.01 per share for Series I and the total return by less than 0.01% for Series II and Series NAV and by 0.05% for Series I. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.42, $17.36 and $17.42 and 7.57%, 7.39% and 7.61% for Series I, Series II and Series NAV, respectively. See Note 10.

22	The financial highlights for the year ended 12-31-2005 take into consideration the effect of the merger of the former VST International Equity Index Series NAV on 4-29-05.
23	John Hancock Life Insurance Company made a voluntary payment to the portfolio of $2,611,555. Excluding this payment, the total return would have been 26.61%. See Note 1.
24	Series NAV shares began operations on 4-29-05.
25	Prior to 11-9-07, the Portfolio was named Bond Index Trust A.
26	Series I, Series II and Series NAV shares began operations on 2-10-06, 5-3-07 and 2-10-06, respectively.
27	Prior to 11-9-07, the Portfolio was named Bond Index Trust B.
28
Effective 4-29-05, shareholders of the former VST Bond Index Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Bond Index Trust B. Additionally, the accounting and performance history of the former VST Bond Index Fund Series NAV was redesignated as that of Series NAV shares of Bond Index Trust B.

29	Less than $0.01 per share.
30
The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

31	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 0.55% based on the mix of underlying funds held by the portfolio.
32	Net investment income/loss per share and ratio of net investment income/loss to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

Portfolio	Series	Per share	Percentage of average net assets
Mid Cap Index	I	$0.04	0.21%
	II	$0.04	0.16%
	NAV	$0.05	0.25%

28

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.64%

Advertising - 0.18%
Interpublic Group of Companies, Inc. *	64,399	$522,276
Monster Worldwide, Inc. *	17,477	566,255
Omnicom Group, Inc.	44,623	2,120,931

		3,209,462

Aerospace - 2.22%
Boeing Company	105,888	9,260,965
General Dynamics Corp.	54,971	4,891,869
Goodrich Corp.	17,066	1,205,030
Lockheed Martin Corp.	47,413	4,990,692
Northrop Grumman Corp.	46,227	3,635,291
Raytheon Company	58,651	3,560,116
Rockwell Collins, Inc.	22,257	1,601,836
United Technologies Corp.	135,049	10,336,651

		39,482,450

Agriculture - 0.70%
Archer-Daniels-Midland Company	87,831	4,077,993
Monsanto Company	74,705	8,343,802

		12,421,795

Air Travel - 0.07%
Southwest Airlines Company	100,283	1,223,453

Aluminum - 0.24%
Alcoa, Inc.	115,873	4,235,158

Apparel & Textiles - 0.41%
Cintas Corp.	18,448	620,222
Coach, Inc. *	50,294	1,537,990
Jones Apparel Group, Inc.	11,589	185,308
Liz Claiborne, Inc.	13,591	276,577
NIKE, Inc., Class B	52,466	3,370,416
Polo Ralph Lauren Corp., Class A	8,045	497,100
VF Corp.	12,027	825,774

		7,313,387

Auto Parts - 0.26%
AutoZone, Inc. *	6,031	723,177
Genuine Parts Company	22,938	1,062,030
Johnson Controls, Inc.	81,126	2,923,781

		4,708,988

Auto Services - 0.02%
AutoNation, Inc. *	18,753	293,672

Automobiles - 0.37%
Ford Motor Company *	288,293	1,940,212
General Motors Corp.	77,325	1,924,619
PACCAR, Inc.	50,320	2,741,434

		6,606,265

Banking - 3.59%
Bank of America Corp.	606,357	25,018,290
BB&T Corp.	75,022	2,300,925
Comerica, Inc.	20,632	898,111
Commerce Bancorp, Inc. (a)	26,617	1,015,172
Fifth Third Bancorp	72,813	1,829,791

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
First Horizon National Corp. (a)	17,267	$313,396
Guaranty Financial Group, Inc. *	4,830	77,285
Hudson City Bancorp, Inc.	71,100	1,067,922
Huntington BancShares, Inc.	49,988	737,823
KeyCorp	53,113	1,245,500
M&T Bank Corp.	10,194	831,525
Marshall & Ilsley Corp.	35,154	930,878
National City Corp.	86,562	1,424,810
Northern Trust Corp.	26,142	2,001,954
Regions Financial Corp.	94,963	2,245,875
Sovereign Bancorp, Inc.	49,240	561,336
SunTrust Banks, Inc.	47,714	2,981,648
U.S. Bancorp	235,894	7,487,276
Wachovia Corp.	269,881	10,263,574
Zions Bancorp	14,759	689,098

		63,922,189

Biotechnology - 0.74%
Amgen, Inc. *	148,592	6,900,612
Applera Corp.	22,977	779,380
Biogen Idec, Inc. *	40,080	2,281,354
Genzyme Corp. *	36,337	2,704,926
Millipore Corp. *	7,456	545,630

		13,211,902

Broadcasting - 0.64%
CBS Corp., Class B	93,590	2,550,327
Clear Channel Communications, Inc.	68,025	2,348,223
News Corp., Class A	316,032	6,475,496

		11,374,046

Building Materials & Construction - 0.06%
Masco Corp.	50,385	1,088,820

Business Services - 1.04%
Affiliated Computer Services, Inc., Class A *	13,729	619,178
Automatic Data Processing, Inc.	71,887	3,201,128
Computer Sciences Corp. *	23,771	1,175,951
Convergys Corp. *	17,793	292,873
Electronic Data Systems Corp.	69,961	1,450,292
Equifax, Inc.	18,012	654,916
Fiserv, Inc. *	22,492	1,248,081
Fluor Corp.	12,081	1,760,443
H & R Block, Inc.	44,406	824,620
Jacobs Engineering Group, Inc. *	16,507	1,578,234
Moody’s Corp.	29,301	1,046,046
Paychex, Inc.	45,562	1,650,256
Pitney Bowes, Inc.	29,631	1,127,163
R.R. Donnelley & Sons Company	29,318	1,106,461
Robert Half International, Inc.	22,004	594,988
Unisys Corp. *	47,566	224,987

		18,555,617

Cable & Television - 1.27%
Comcast Corp., Class A *	419,852	7,666,497

The accompanying notes are an integral part of the financial statements.

29

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cable & Television (continued)
DIRECTV Group, Inc. *	98,079	$2,267,586
E.W. Scripps Company, Class A	12,199	549,077
Time Warner, Inc.	493,821	8,152,985
Viacom, Inc., Class B *	89,655	3,937,648

		22,573,793

Cellular Communications - 0.28%
Motorola, Inc.	312,081	5,005,779

Chemicals - 1.24%
Air Products & Chemicals, Inc.	29,426	2,902,286
Ashland, Inc.	7,653	362,982
Dow Chemical Company	129,022	5,086,047
E.I. Du Pont de Nemours & Company	122,827	5,415,443
Eastman Chemical Company	11,070	676,266
Hercules, Inc.	15,767	305,092
PPG Industries, Inc.	22,370	1,571,045
Praxair, Inc.	43,159	3,828,635
Rohm & Haas Company	17,120	908,558
Sigma-Aldrich Corp.	17,763	969,860

		22,026,214

Coal - 0.22%
CONSOL Energy, Inc.	24,782	1,772,409
Peabody Energy Corp.	36,177	2,229,950

		4,002,359

Commercial Services - 0.03%
CB Richard Ellis Group, Inc. *	27,039	582,690

Computers & Business Equipment - 6.04%
Apple, Inc. *	119,615	23,693,339
Cisco Systems, Inc. *	828,861	22,437,267
Cognizant Technology Solutions Corp.,
Class A *	39,669	1,346,366
Dell, Inc. *	306,161	7,504,006
EMC Corp. *	286,657	5,311,754
Hewlett-Packard Company	352,211	17,779,612
International Business Machines Corp.	188,254	20,350,258
Juniper Networks, Inc. *	71,260	2,365,832
Lexmark International, Inc. *	12,941	451,123
Network Appliance, Inc. *	47,023	1,173,694
SanDisk Corp. *	31,178	1,034,174
Sun Microsystems, Inc. *	113,200	2,052,316
Xerox Corp. *	126,294	2,044,700

		107,544,441

Construction & Mining Equipment - 0.23%
National Oilwell Varco, Inc. *	48,727	3,579,485
Rowan Companies, Inc.	15,204	599,950

		4,179,435

Construction Materials - 0.17%
Sherwin-Williams Company	14,244	826,722
Trane, Inc.	23,418	1,093,855
Vulcan Materials Company	14,782	1,169,108

		3,089,685

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Containers & Glass - 0.11%
Ball Corp.	13,730	$617,850
Bemis Company, Inc.	13,733	376,010
Pactiv Corp. *	17,768	473,162
Sealed Air Corp.	22,067	510,630

		1,977,652

Cosmetics & Toiletries - 2.48%
Avon Products, Inc.	58,618	2,317,169
Colgate-Palmolive Company	69,643	5,429,368
Estee Lauder Companies, Inc., Class A	15,579	679,400
International Flavors & Fragrances, Inc.	11,112	534,821
Kimberly-Clark Corp.	57,805	4,008,199
Procter & Gamble Company	424,288	31,151,225

		44,120,182

Crude Petroleum & Natural Gas - 2.28%
Apache Corp.	45,243	4,865,432
Chesapeake Energy Corp.	62,054	2,432,517
Devon Energy Corp.	60,790	5,404,839
EOG Resources, Inc.	33,607	2,999,425
Hess Corp.	37,969	3,829,553
Marathon Oil Corp.	97,037	5,905,672
Noble Energy, Inc.	23,452	1,864,903
Occidental Petroleum Corp.	113,202	8,715,422
Sunoco, Inc.	16,064	1,163,676
XTO Energy, Inc.	66,062	3,392,919

		40,574,358

Domestic Oil - 0.06%
Range Resources Corp.	20,383	1,046,871

Drugs & Health Care - 0.45%
Wyeth	182,951	8,084,605

Educational Services - 0.07%
Apollo Group, Inc., Class A *	18,685	1,310,753

Electrical Equipment - 0.44%
Cooper Industries, Ltd., Class A	24,601	1,300,901
Emerson Electric Company	107,550	6,093,783
Molex, Inc.	19,340	527,982

		7,922,666

Electrical Utilities - 3.03%
AES Corp. *	91,433	1,955,752
Allegheny Energy, Inc.	22,711	1,444,647
Ameren Corp.	28,418	1,540,540
American Electric Power Company, Inc.	54,648	2,544,411
CenterPoint Energy, Inc. (a)	43,889	751,819
CMS Energy Corp.	30,752	534,470
Consolidated Edison, Inc. (a)	37,094	1,812,042
Constellation Energy Group, Inc.	24,681	2,530,543
Dominion Resources, Inc. (a)	79,899	3,791,207
DTE Energy Company	22,366	983,209
Dynegy, Inc., Class A *	67,731	483,599
Edison International	44,512	2,375,605
Entergy Corp.	26,555	3,173,854

The accompanying notes are an integral part of the financial statements.

30

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
Exelon Corp.	90,164	$7,360,989
FirstEnergy Corp.	41,646	3,012,672
FPL Group, Inc.	55,614	3,769,517
Integrys Energy Group, Inc.	10,419	538,558
Pepco Holdings, Inc.	27,360	802,469
PG&E Corp.	48,370	2,084,263
Pinnacle West Capital Corp.	13,714	581,611
PPL Corp.	50,849	2,648,724
Public Service Enterprise Group, Inc.	34,744	3,413,251
Teco Energy, Inc.	28,783	495,355
The Southern Company	103,759	4,020,661
Xcel Energy, Inc.	57,370	1,294,841

		53,944,609

Electronics - 0.60%
Agilent Technologies, Inc. *	52,810	1,940,240
Harman International Industries, Inc.	8,262	608,992
Jabil Circuit, Inc.	28,426	434,065
L-3 Communications Holdings, Inc.	17,183	1,820,367
Thermo Fisher Scientific, Inc. *	57,643	3,324,848
Tyco Electronics, Ltd.	67,926	2,522,092

		10,650,604

Energy - 0.42%
Duke Energy Corp.	172,279	3,474,868
Progress Energy, Inc.	35,412	1,715,003
Sempra Energy	35,714	2,209,982

		7,399,853

Financial Services - 8.66%
American Capital Strategies, Ltd. (a)	26,194	863,354
American Express Company	159,765	8,310,975
Ameriprise Financial, Inc.	31,681	1,745,940
Bank of New York Mellon Corp.	155,565	7,585,349
Bear Stearns Companies, Inc.	15,784	1,392,938
Capital One Financial Corp.	53,391	2,523,259
Charles Schwab Corp.	127,973	3,269,710
CIT Group, Inc.	25,934	623,194
Citigroup, Inc.	682,042	20,079,317
CME Group, Inc.	7,482	5,132,652
Countrywide Financial Corp. (a)	79,061	706,805
Discover Financial Services	65,243	983,865
E*TRADE Financial Corp. * (a)	57,802	205,197
Federal Home Loan Mortgage Corp.	90,381	3,079,281
Federal National Mortgage Association	133,636	5,342,767
Federated Investors, Inc., Class B	11,813	486,223
Fidelity National Information Services, Inc.	23,319	969,837
Franklin Resources, Inc.	22,093	2,528,102
Goldman Sachs Group, Inc.	54,330	11,683,667
IntercontinentalExchange, Inc. *	9,503	1,829,328
Janus Capital Group, Inc.	20,960	688,536
JP Morgan Chase & Company	458,908	20,031,334
Legg Mason, Inc.	18,345	1,341,937
Lehman Brothers Holdings, Inc.	72,413	4,738,707

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Leucadia National Corp.	23,102	$1,088,104
Merrill Lynch & Company, Inc.	116,950	6,277,876
Morgan Stanley	144,984	7,700,100
NYSE Euronext	36,204	3,177,625
PNC Financial Services Group, Inc.	47,757	3,135,247
SLM Corp.	56,560	1,139,118
State Street Corp.	52,763	4,284,356
Synovus Financial Corp.	44,874	1,080,566
T. Rowe Price Group, Inc.	36,075	2,196,246
Washington Mutual, Inc.	118,684	1,615,289
Wells Fargo & Company	461,002	13,917,650
Western Union Company *	102,589	2,490,861

		154,245,312
Food & Beverages - 3.35%
Campbell Soup Company	30,396	1,086,049
Coca-Cola Enterprises, Inc.	39,099	1,017,747
ConAgra Foods, Inc.	66,576	1,583,843
Dean Foods Company *	17,980	464,963
General Mills, Inc.	46,129	2,629,353
H.J. Heinz Company	43,297	2,021,104
Hershey Company	22,978	905,333
Kellogg Company	36,063	1,890,783
Kraft Foods, Inc., Class A	211,376	6,897,199
McCormick & Company, Inc.	17,453	661,643
Pepsi Bottling Group, Inc.	18,947	747,649
PepsiCo, Inc.	219,915	16,691,549
Sara Lee Corp.	98,938	1,588,944
Sysco Corp.	83,086	2,593,114
The Coca-Cola Company	271,521	16,663,244
Tyson Foods, Inc., Class A	37,389	573,173
William Wrigley Jr. Company	29,760	1,742,448

		59,758,138

Forest Products - 0.12%
Weyerhaeuser Company	28,626	2,110,881

Furniture & Fixtures - 0.02%
Leggett & Platt, Inc.	23,240	405,306

Gas & Pipeline Utilities - 0.86%
El Paso Corp.	95,699	1,649,851
Nicor, Inc. (a)	6,132	259,690
NiSource, Inc.	37,457	707,562
Questar Corp.	23,600	1,276,760
Spectra Energy Corp.	86,384	2,230,435
Transocean, Inc. *	43,445	6,219,152
Williams Companies, Inc.	81,087	2,901,293

		15,244,743

Healthcare Products - 3.15%
Baxter International, Inc.	86,626	5,028,639
Becton, Dickinson & Company	33,321	2,784,969
Boston Scientific Corp. *	183,302	2,131,802
C.R. Bard, Inc.	13,921	1,319,711

The accompanying notes are an integral part of the financial statements.

31

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Covidien, Ltd.	68,021	$3,012,650
Johnson & Johnson	390,968	26,077,566
Medtronic, Inc.	154,469	7,765,157
Patterson Companies, Inc. *	19,102	648,513
St. Jude Medical, Inc. *	46,772	1,900,814
Stryker Corp.	32,526	2,430,343
Varian Medical Systems, Inc. *	17,093	891,571
Zimmer Holdings, Inc. *	32,068	2,121,298

		56,113,033
Healthcare Services - 1.95%
Cardinal Health, Inc.	49,396	2,852,619
Coventry Health Care, Inc. *	21,159	1,253,671
Express Scripts, Inc. *	34,434	2,513,682
Humana, Inc. *	23,148	1,743,276
IMS Health, Inc.	26,501	610,583
Laboratory Corp. of America Holdings *	15,738	1,188,691
McKesson Corp.	39,536	2,590,003
Medco Health Solutions, Inc. *	36,540	3,705,156
Quest Diagnostics, Inc.	21,424	1,133,330
UnitedHealth Group, Inc.	176,533	10,274,221
WellPoint, Inc. *	78,054	6,847,677

		34,712,909
Holdings Companies/Conglomerates - 3.18%
General Electric Company	1,380,696	51,182,401
Loews Corp.	60,053	3,023,068
Textron, Inc.	34,052	2,427,907

		56,633,376
Homebuilders - 0.10%
Centex Corp.	16,608	419,518
D.R. Horton, Inc.	37,869	498,735
KB Home (a)	10,464	226,022
Lennar Corp., Class A (a)	18,952	339,051
Pulte Homes, Inc.	28,870	304,290

		1,787,616
Hotels & Restaurants - 1.03%
Darden Restaurants, Inc.	19,385	537,158
Marriott International, Inc., Class A	42,707	1,459,725
McDonald’s Corp.	161,587	9,519,090
Starbucks Corp. *	99,786	2,042,620
Starwood Hotels & Resorts Worldwide, Inc.	27,207	1,197,924
Wendy’s International, Inc.	11,871	306,747
Wyndham Worldwide Corp.	24,275	571,919
Yum! Brands, Inc.	69,485	2,659,191

		18,294,374
Household Appliances - 0.08%
Black & Decker Corp.	8,544	595,089
Whirlpool Corp.	10,560	862,013

		1,457,102
Household Products - 0.21%
Clorox Company	18,922	1,233,147

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Household Products (continued)
Fortune Brands, Inc.	20,869	$1,510,081
Newell Rubbermaid, Inc.	38,158	987,529

		3,730,757
Industrial Machinery - 1.31%
Caterpillar, Inc.	86,875	6,303,650
Cummins, Inc.	13,952	1,777,066
Deere & Company	60,625	5,645,400
Dover Corp.	27,148	1,251,251
Ingersoll-Rand Company, Ltd., Class A	37,219	1,729,567
ITT Corp.	24,770	1,635,811
Pall Corp.	16,749	675,320
Parker-Hannifin Corp.	22,982	1,730,774
Terex Corp. *	14,017	919,095
The Manitowoc Company, Inc.	17,737	866,098
W.W. Grainger, Inc.	9,202	805,359

		23,339,391
Insurance - 4.43%
ACE, Ltd.	45,027	2,781,768
Aetna, Inc.	68,364	3,946,654
AFLAC, Inc.	66,645	4,173,976
Allstate Corp.	77,970	4,072,373
Ambac Financial Group, Inc. (a)	13,828	356,347
American International Group, Inc.	346,497	20,200,775
Aon Corp.	40,113	1,912,989
Assurant, Inc.	13,048	872,911
Chubb Corp.	52,432	2,861,739
CIGNA Corp.	38,139	2,049,208
Cincinnati Financial Corp.	22,679	896,728
Genworth Financial, Inc., Class A	59,927	1,525,142
Hartford Financial Services Group, Inc.	42,877	3,738,446
Lincoln National Corp.	36,792	2,142,030
Marsh & McLennan Companies, Inc.	71,062	1,881,011
MBIA, Inc. (a)	17,200	320,436
MetLife, Inc.	101,179	6,234,650
MGIC Investment Corp. (a)	11,139	249,848
Principal Financial Group, Inc.	35,739	2,460,273
Progressive Corp. *	95,373	1,827,347
Prudential Financial, Inc.	62,025	5,770,806
SAFECO Corp.	12,917	719,219
The Travelers Companies, Inc.	88,112	4,740,426
Torchmark Corp.	12,593	762,254
UnumProvident Corp.	49,296	1,172,752
XL Capital, Ltd., Class A	24,353	1,225,199

		78,895,307
International Oil - 7.23%
Anadarko Petroleum Corp.	63,713	4,185,307
Chevron Corp.	288,462	26,922,158
ConocoPhillips	218,529	19,296,111
Exxon Mobil Corp.	746,433	69,933,309
Murphy Oil Corp.	25,702	2,180,558
Nabors Industries, Ltd. *	38,693	1,059,801

The accompanying notes are an integral part of the financial statements.

32

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil (continued)
Noble Corp.	36,620	$2,069,396
Weatherford International, Ltd. *	46,079	3,161,019

		128,807,659
Internet Content - 1.47%
Google, Inc., Class A *	31,627	21,869,438
Yahoo!, Inc. *	182,583	4,246,880

		26,116,318
Internet Retail - 0.60%
Amazon.com, Inc. *	41,974	3,888,471
eBay, Inc. *	155,331	5,155,436
Expedia, Inc. *	28,374	897,186
IAC/InterActiveCorp. *	25,188	678,061

		10,619,154
Internet Software - 0.21%
Akamai Technologies, Inc. *	22,701	785,455
Symantec Corp. *	118,486	1,912,364
VeriSign, Inc. *	30,186	1,135,295

		3,833,114
Leisure Time - 1.01%
Brunswick Corp.	12,084	206,032
Carnival Corp. (a)	59,675	2,654,941
Electronic Arts, Inc. *	43,031	2,513,441
Harrah’s Entertainment, Inc.	25,627	2,274,396
International Game Technology	43,090	1,892,944
Walt Disney Company	260,051	8,394,446

		17,936,200
Life Sciences - 0.08%
PerkinElmer, Inc.	16,194	421,368
Waters Corp. *	13,720	1,084,840

		1,506,208
Liquor - 0.43%
Anheuser-Busch Companies, Inc.	100,256	5,247,399
Brown Forman Corp., Class B	11,804	874,795
Constellation Brands, Inc., Class A *	26,488	626,176
Molson Coors Brewing Company, Class B	18,671	963,797

		7,712,167
Manufacturing - 1.63%
3M Company	97,440	8,216,141
Danaher Corp.	34,587	3,034,663
Eaton Corp.	20,015	1,940,454
Harley-Davidson, Inc.	32,988	1,540,869
Honeywell International, Inc.	102,023	6,281,556
Illinois Tool Works, Inc.	56,479	3,023,886
Rockwell Automation, Inc.	20,387	1,405,888
Snap-on, Inc.	7,874	379,842
Stanley Works	11,227	544,285
Tyco International, Ltd.	67,572	2,679,230

		29,046,814

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Medical-Hospitals - 0.02%
Tenet Healthcare Corp. *	64,408	$327,193

Metal & Metal Products - 0.16%
Precision Castparts Corp.	18,871	2,617,407
Titanium Metals Corp. * (a)	11,904	314,861

		2,932,268
Mining - 0.47%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	52,178	5,345,114
Newmont Mining Corp.	61,731	3,014,325

		8,359,439
Office Furnishings & Supplies - 0.08%
Avery Dennison Corp.	14,547	773,027
Office Depot, Inc. *	37,287	518,662
OfficeMax, Inc.	10,239	211,538

		1,503,227
Paper - 0.23%
International Paper Company	58,492	1,893,971
MeadWestvaco Corp.	25,240	790,012
Plum Creek Timber Company, Inc.	23,536	1,083,598
Temple-Inland, Inc.	14,491	302,137

		4,069,718
Petroleum Services - 1.94%
Baker Hughes, Inc.	43,470	3,525,417
BJ Services Company	40,005	970,521
ENSCO International, Inc.	19,792	1,179,999
Halliburton Company	120,382	4,563,682
Schlumberger, Ltd.	163,378	16,071,494
Smith International, Inc.	27,367	2,021,053
Tesoro Corp.	18,714	892,658
Valero Energy Corp.	75,200	5,266,256

		34,491,080
Pharmaceuticals - 4.89%
Abbott Laboratories	211,113	11,853,995
Allergan, Inc.	41,938	2,694,097
AmerisourceBergen Corp.	22,947	1,029,632
Barr Pharmaceuticals, Inc. *	14,721	781,685
Bristol-Myers Squibb Company	270,301	7,168,382
Celgene Corp. *	52,716	2,436,006
Eli Lilly & Company	134,822	7,198,147
Forest Laboratories, Inc. *	42,605	1,552,952
Gilead Sciences, Inc. *	127,161	5,850,678
Hospira, Inc. *	21,525	917,826
King Pharmaceuticals, Inc. *	33,394	341,954
Merck & Company, Inc.	297,360	17,279,590
Mylan Laboratories, Inc. (a)	41,312	580,847
Pfizer, Inc.	933,079	21,208,886
Schering-Plough Corp.	221,284	5,895,006
Watson Pharmaceuticals, Inc. *	14,158	384,248

		87,173,931

The accompanying notes are an integral part of the financial statements.

33

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Photography - 0.05%
Eastman Kodak Company (a)	39,343	$860,431

Publishing - 0.22%
Gannett Company, Inc.	31,715	1,236,885
McGraw-Hill Companies, Inc.	44,948	1,969,172
Meredith Corp.	5,186	285,126
The New York Times Company, Class A (a)	19,562	342,922

		3,834,105
Railroads & Equipment - 0.73%
Burlington Northern Santa Fe Corp.	40,717	3,388,876
CSX Corp.	57,438	2,526,123
Norfolk Southern Corp.	52,904	2,668,478
Union Pacific Corp.	35,879	4,507,120

		13,090,597
Real Estate - 0.93%
Apartment Investment & Management
Company, Class A, REIT	13,058	453,504
Avalon Bay Communities, Inc., REIT	10,759	1,012,852
Boston Properties, Inc., REIT	16,294	1,495,952
Developers Diversified Realty Corp., REIT	16,785	642,698
Equity Residential, REIT	37,032	1,350,557
Forestar Real Estate Group, Inc. *	4,830	113,947
General Growth Properties, Inc., REIT	33,309	1,371,665
Host Hotels & Resorts, Inc., REIT	71,369	1,216,128
Kimco Realty Corp., REIT	34,525	1,256,710
ProLogis, REIT	35,183	2,229,898
Public Storage, Inc., REIT	17,010	1,248,704
Simon Property Group, Inc., REIT	30,467	2,646,364
Vornado Realty Trust, REIT	18,306	1,610,013

		16,648,992
Retail Grocery - 0.36%
Safeway, Inc.	60,440	2,067,653
SUPERVALU, Inc.	28,882	1,083,653
The Kroger Company	93,061	2,485,659
Whole Foods Market, Inc. (a)	19,038	776,750

		6,413,715
Retail Trade - 3.92%
Abercrombie & Fitch Company, Class A	11,780	942,047
Bed Bath & Beyond, Inc. *	36,179	1,063,301
Best Buy Company, Inc.	47,944	2,524,252
Big Lots, Inc. *	12,351	197,493
Circuit City Stores, Inc. (a)	22,906	96,205
Costco Wholesale Corp.	59,304	4,137,047
CVS Caremark Corp.	201,771	8,020,397
Dillard’s, Inc., Class A (a)	7,804	146,559
Family Dollar Stores, Inc.	19,191	369,043
GameStop Corp., Class A *	21,700	1,347,787
Home Depot, Inc.	230,560	6,211,286
J.C. Penney Company, Inc.	30,291	1,332,501
Kohl’s Corp. *	42,853	1,962,667
Limited Brands, Inc.	42,457	803,711
Lowe’s Companies, Inc.	199,819	4,519,906

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Macy’s, Inc.	59,154	$1,530,314
Nordstrom, Inc.	25,683	943,337
RadioShack Corp.	17,909	301,946
Sears Holdings Corp. * (a)	9,966	1,017,030
Staples, Inc.	96,603	2,228,631
Target Corp.	113,509	5,675,450
The Gap, Inc.	63,630	1,354,046
The TJX Companies, Inc.	59,705	1,715,325
Tiffany & Company (a)	18,531	852,982
Walgreen Company	135,473	5,158,812
Wal-Mart Stores, Inc.	322,808	15,343,064

		69,795,139
Sanitary Services - 0.22%
Allied Waste Industries, Inc. *	39,556	435,907
Ecolab, Inc.	23,864	1,222,075
Waste Management, Inc.	69,450	2,268,932

		3,926,914
Semiconductors - 2.68%
Advanced Micro Devices, Inc. * (a)	82,469	618,517
Altera Corp.	45,886	886,517
Analog Devices, Inc.	41,444	1,313,775
Applied Materials, Inc.	188,275	3,343,764
Broadcom Corp., Class A *	64,279	1,680,253
Intel Corp.	798,809	21,296,248
KLA-Tencor Corp.	24,885	1,198,462
Linear Technology Corp. (a)	30,531	971,802
LSI Logic Corp. *	96,442	512,107
MEMC Electronic Materials, Inc. *	31,301	2,769,825
Microchip Technology, Inc.	29,269	919,632
Micron Technology, Inc. *	103,887	753,181
National Semiconductor Corp.	32,101	726,767
Novellus Systems, Inc. *	15,868	437,481
NVIDIA Corp. *	75,901	2,582,152
QLogic Corp. *	18,606	264,205
Teradyne, Inc. *	23,602	244,045
Texas Instruments, Inc.	191,021	6,380,101
Xilinx, Inc.	40,220	879,611

		47,778,445
Software - 3.49%
Adobe Systems, Inc. *	78,390	3,349,605
Autodesk, Inc. *	31,545	1,569,679
BMC Software, Inc. *	26,751	953,406
CA, Inc.	53,536	1,335,723
Citrix Systems, Inc. *	25,917	985,105
Compuware Corp. *	38,901	345,441
Intuit, Inc. *	45,455	1,436,833
Microsoft Corp.	1,099,189	39,131,128
Novell, Inc. *	47,553	326,689
Oracle Corp. *	538,743	12,164,817
Teradata Corp. *	24,728	677,794

		62,276,220

The accompanying notes are an integral part of the financial statements.

34

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Steel - 0.31%
Allegheny Technologies, Inc.	13,971	$1,207,094
Nucor Corp.	39,336	2,329,478
United States Steel Corp.	16,137	1,951,125

		5,487,697

Telecommunications Equipment &
Services - 2.04%
American Tower Corp., Class A *	55,295	2,355,567
Ciena Corp. *	11,744	400,588
Citizens Communications Company	44,780	570,049
Corning, Inc.	215,288	5,164,759
Embarq Corp.	20,877	1,034,038
JDS Uniphase Corp. *	29,984	398,787
QUALCOMM, Inc.	223,575	8,797,676
Tellabs, Inc. *	59,998	392,387
Verizon Communications, Inc.	394,872	17,251,958

		36,365,809

Telephone - 2.39%
AT&T, Inc.	828,559	34,434,912
CenturyTel, Inc.	15,080	625,217
Qwest Communications International, Inc. *	214,522	1,503,799
Sprint Nextel Corp.	388,557	5,101,753
Windstream Corp.	65,182	848,670

		42,514,351

Tires & Rubber - 0.05%
Goodyear Tire & Rubber Company *	32,766	924,656

Tobacco - 1.37%
Altria Group, Inc.	287,763	21,749,127
Reynolds American, Inc.	23,375	1,541,815
UST, Inc.	21,401	1,172,775

		24,463,717

Toys, Amusements & Sporting Goods - 0.08%
Hasbro, Inc.	20,093	513,979
Mattel, Inc.	50,118	954,247

		1,468,226

Transportation - 0.14%
C.H. Robinson Worldwide, Inc.	23,191	1,255,097
Expeditors International of Washington, Inc.	29,115	1,300,858

		2,555,955

Trucking & Freight - 0.80%
FedEx Corp.	42,251	3,767,522
Ryder Systems, Inc.	7,928	372,695
United Parcel Service, Inc., Class B	143,565	10,152,917

		14,293,134

TOTAL COMMON STOCKS (Cost $1,467,241,225)		$1,757,544,591

SHORT TERM INVESTMENTS - 2.61%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$28,038,000	$28,035,586
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	16,518,917	16,518,917

500 Index Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills
zero coupon due 10/01/2008 ****	$2,000,000	$1,998,725

TOTAL SHORT TERM INVESTMENTS
(Cost $46,553,228)		$46,553,228

Total Investments (500 Index Trust)
(Cost $1,513,794,453) - 101.25%		$1,804,097,819
Liabilities in Excess of Other Assets - (1.25)%		(22,271,371)

TOTAL NET ASSETS - 100.00%		$1,781,826,448

500 Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 96.99%
Advertising - 0.18%
Interpublic Group of Companies, Inc. *	43,174	$350,141
Monster Worldwide, Inc. *	11,717	379,631
Omnicom Group, Inc.	29,941	1,423,096

		2,152,868

Aerospace - 2.18%
Boeing Company	70,989	6,208,698
General Dynamics Corp.	36,853	3,279,549
Goodrich Corp.	11,441	807,849
Lockheed Martin Corp.	31,786	3,345,794
Northrop Grumman Corp.	30,991	2,437,132
Raytheon Company	39,321	2,386,785
Rockwell Collins, Inc.	14,922	1,073,936
United Technologies Corp.	90,539	6,929,855

		26,469,598

Agriculture - 0.68%
Archer-Daniels-Midland Company	58,883	2,733,938
Monsanto Company	50,083	5,593,770

		8,327,708

Air Travel - 0.07%
Southwest Airlines Company	67,231	820,218

Aluminum - 0.23%
Alcoa, Inc.	77,683	2,839,314

Apparel & Textiles - 0.40%
Cintas Corp.	12,368	415,812
Coach, Inc. *	33,718	1,031,096
Jones Apparel Group, Inc.	7,809	124,866
Liz Claiborne, Inc.	9,112	185,429
NIKE, Inc., Class B	35,174	2,259,578
Polo Ralph Lauren Corp., Class A	5,393	333,234
VF Corp.	8,063	553,606

		4,903,621

Auto Parts - 0.26%
AutoZone, Inc. *	4,043	484,796
Genuine Parts Company	15,378	712,001

The accompanying notes are an integral part of the financial statements.

35

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Auto Parts (continued)
Johnson Controls, Inc.	54,388	$1,960,144

		3,156,941

Auto Services - 0.02%
AutoNation, Inc. *	12,637	197,895

Automobiles - 0.36%
Ford Motor Company *	193,276	1,300,747
General Motors Corp.	51,840	1,290,298
PACCAR, Inc.	33,736	1,837,937

		4,428,982

Banking - 3.53%
Bank of America Corp.	406,511	16,772,644
BB&T Corp.	50,325	1,543,468
Comerica, Inc.	13,832	602,107
Commerce Bancorp, Inc. (a)	17,871	681,600
Fifth Third Bancorp	48,786	1,225,992
First Horizon National Corp. (a)	11,576	210,104
Guaranty Financial Group, Inc. *	3,238	51,813
Hudson City Bancorp, Inc.	47,666	715,943
Huntington BancShares, Inc.	33,513	494,652
KeyCorp	35,608	835,008
M&T Bank Corp.	6,844	558,265
Marshall & Ilsley Corp.	23,568	624,081
National City Corp.	58,033	955,223
Northern Trust Corp.	17,526	1,342,141
Regions Financial Corp.	63,665	1,505,677
Sovereign Bancorp, Inc.	33,011	376,325
SunTrust Banks, Inc.	31,988	1,998,930
U.S. Bancorp	158,147	5,019,586
Wachovia Corp.	180,932	6,880,844
Zions Bancorp	9,895	461,998

		42,856,401

Biotechnology - 0.73%
Amgen, Inc. *	99,618	4,626,260
Applera Corp.	15,404	522,504
Biogen Idec, Inc. *	26,870	1,529,440
Genzyme Corp. *	24,361	1,813,433
Millipore Corp. *	5,015	366,998

		8,858,635

Broadcasting - 0.63%
CBS Corp., Class B	62,744	1,709,774
Clear Channel Communications, Inc.	45,605	1,574,284
News Corp., Class A	211,873	4,341,278

		7,625,336

Building Materials & Construction - 0.06%
Masco Corp.	33,779	729,964

Business Services - 1.02%
Affiliated Computer Services, Inc., Class A *	9,204	415,100
Automatic Data Processing, Inc.	48,194	2,146,079
Computer Sciences Corp. *	15,936	788,354
Convergys Corp. *	11,929	196,351

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Electronic Data Systems Corp.	46,903	$972,299
Equifax, Inc.	12,075	439,047
Fiserv, Inc. *	15,079	836,734
Fluor Corp.	8,099	1,180,186
H & R Block, Inc.	29,770	552,829
Jacobs Engineering Group, Inc. *	11,067	1,058,116
Moody's Corp.	19,644	701,291
Paychex, Inc.	30,545	1,106,340
Pitney Bowes, Inc.	19,865	755,665
R.R. Donnelley & Sons Company	19,655	741,780
Robert Half International, Inc.	14,752	398,894
Unisys Corp. *	31,851	150,655

		12,439,720

Cable & Television - 1.25%
Comcast Corp., Class A *	281,475	5,139,734
DIRECTV Group, Inc. *	65,754	1,520,232
E.W. Scripps Company, Class A	8,206	369,352
Time Warner, Inc.	331,065	5,465,883
Viacom, Inc., Class B *	60,106	2,639,856

		15,135,057

Cellular Communications - 0.28%
Motorola, Inc.	209,224	3,355,953

Chemicals - 1.21%
Air Products & Chemicals, Inc.	19,728	1,945,773
Ashland, Inc.	5,131	243,363
Dow Chemical Company	86,499	3,409,791
E.I. Du Pont de Nemours & Company	82,345	3,630,591
Eastman Chemical Company	7,421	453,349
Hercules, Inc.	10,591	204,936
PPG Industries, Inc.	14,998	1,053,310
Praxair, Inc.	28,935	2,566,824
Rohm & Haas Company	11,477	609,084
Sigma-Aldrich Corp.	11,909	650,231

		14,767,252

Coal - 0.22%
CONSOL Energy, Inc.	16,619	1,188,591
Peabody Energy Corp.	24,253	1,494,955

		2,683,546

Commercial Services - 0.03%
CB Richard Ellis Group, Inc. *	18,127	390,637

Computers & Business Equipment - 5.93%
Apple, Inc. *	80,192	15,884,431
Cisco Systems, Inc. *	555,681	15,042,285
Cognizant Technology Solutions Corp.,
Class A *	26,595	902,634
Dell, Inc. *	205,255	5,030,800
EMC Corp. *	192,179	3,561,077
Hewlett-Packard Company	236,128	11,919,742
International Business Machines Corp.	126,209	13,643,193
Juniper Networks, Inc. *	47,793	1,586,728

The accompanying notes are an integral part of the financial statements.

36

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Lexmark International, Inc. *	8,676	$302,445
Network Appliance, Inc. *	31,525	786,864
SanDisk Corp. *	20,902	693,319
Sun Microsystems, Inc. *	75,891	1,375,904
Xerox Corp. *	84,669	1,370,791

		72,100,213

Construction & Mining Equipment - 0.23%
National Oilwell Varco, Inc. *	32,667	2,399,718
Rowan Companies, Inc.	10,193	402,216

		2,801,934

Construction Materials - 0.17%
Sherwin-Williams Company	9,549	554,224
Trane, Inc.	15,700	733,347
Vulcan Materials Company	9,910	783,782

		2,071,353

Containers & Glass - 0.11%
Ball Corp.	9,205	414,225
Bemis Company, Inc.	9,207	252,088
Pactiv Corp. *	11,951	318,255
Sealed Air Corp.	14,794	342,333

		1,326,901

Cosmetics & Toiletries - 2.43%
Avon Products, Inc.	39,298	1,553,450
Colgate-Palmolive Company	46,690	3,639,952
Estee Lauder Companies, Inc., Class A	10,429	454,809
International Flavors & Fragrances, Inc.	7,449	358,520
Kimberly-Clark Corp.	38,753	2,687,133
Procter & Gamble Company	284,449	20,884,246

		29,578,110

Crude Petroleum & Natural Gas - 2.24%
Apache Corp.	30,331	3,261,796
Chesapeake Energy Corp.	41,602	1,630,799
Devon Energy Corp.	40,754	3,623,438
EOG Resources, Inc.	22,531	2,010,892
Hess Corp.	25,455	2,567,391
Marathon Oil Corp.	65,055	3,959,247
Noble Energy, Inc.	15,723	1,250,293
Occidental Petroleum Corp.	75,892	5,842,925
Sunoco, Inc.	10,769	780,106
XTO Energy, Inc.	44,289	2,274,683

		27,201,570

Domestic Oil - 0.06%
Range Resources Corp.	13,665	701,834

Drugs & Health Care - 0.45%
Wyeth	122,653	5,420,036

Educational Services - 0.07%
Apollo Group, Inc., Class A *	12,527	878,769

Electrical Equipment - 0.44%
Cooper Industries, Ltd., Class A	16,493	872,150

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Equipment (continued)
Emerson Electric Company	72,103	$4,085,356
Molex, Inc.	12,966	353,972

		5,311,478

Electrical Utilities - 2.98%
AES Corp. *	61,298	1,311,164
Allegheny Energy, Inc.	15,226	968,526
Ameren Corp.	19,052	1,032,809
American Electric Power Company, Inc.	36,637	1,705,819
CenterPoint Energy, Inc. (a)	29,424	504,033
CMS Energy Corp.	20,616	358,306
Consolidated Edison, Inc. (a)	24,868	1,214,802
Constellation Energy Group, Inc.	16,546	1,696,461
Dominion Resources, Inc.	53,566	2,541,707
DTE Energy Company	14,995	659,180
Dynegy, Inc., Class A *	45,408	324,213
Edison International	29,841	1,592,614
Entergy Corp.	17,803	2,127,815
Exelon Corp.	60,447	4,934,893
FirstEnergy Corp.	27,920	2,019,733
FPL Group, Inc.	37,285	2,527,177
Integrys Energy Group, Inc.	6,985	361,055
Pepco Holdings, Inc.	18,343	538,000
PG&E Corp.	32,428	1,397,323
Pinnacle West Capital Corp.	9,194	389,918
PPL Corp.	34,090	1,775,748
Public Service Enterprise Group, Inc.	23,293	2,288,304
Teco Energy, Inc.	19,296	332,084
The Southern Company	69,562	2,695,527
Xcel Energy, Inc.	38,462	868,087

		36,165,298

Electronics - 0.59%
Agilent Technologies, Inc. *	35,404	1,300,743
Harman International Industries, Inc.	5,539	408,280
Jabil Circuit, Inc.	19,057	291,000
L-3 Communications Holdings, Inc.	11,519	1,220,323
Thermo Fisher Scientific, Inc. *	38,645	2,229,043
Tyco Electronics, Ltd.	45,538	1,690,826

		7,140,215

Energy - 0.41%
Duke Energy Corp.	115,498	2,329,595
Progress Energy, Inc.	23,741	1,149,776
Sempra Energy	23,943	1,481,593

		4,960,964

Financial Services - 8.51%
American Capital Strategies, Ltd. (a)	17,561	578,811
American Express Company	107,109	5,571,810
Ameriprise Financial, Inc.	21,240	1,170,536
Bank of New York Mellon Corp.	104,293	5,085,327
Bear Stearns Companies, Inc.	10,575	933,244
Capital One Financial Corp.	35,794	1,691,624
Charles Schwab Corp.	85,795	2,192,062

The accompanying notes are an integral part of the financial statements.

37

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
CIT Group, Inc.	17,368	$417,353
Citigroup, Inc.	457,251	13,461,469
CME Group, Inc.	5,016	3,440,976
Countrywide Financial Corp. (a)	53,004	473,856
Discover Financial Services	43,740	659,599
E*TRADE Financial Corp. * (a)	38,812	137,783
Federal Home Loan Mortgage Corp.	60,593	2,064,403
Federal National Mortgage Association	89,592	3,581,888
Federated Investors, Inc., Class B	7,920	325,987
Fidelity National Information Services, Inc.	15,634	650,218
Franklin Resources, Inc.	14,811	1,694,823
Goldman Sachs Group, Inc.	36,424	7,832,981
IntercontinentalExchange, Inc. *	6,371	1,226,417
Janus Capital Group, Inc.	14,052	461,608
JP Morgan Chase & Company	307,659	13,429,315
Legg Mason, Inc.	12,299	899,672
Lehman Brothers Holdings, Inc.	48,547	3,176,916
Leucadia National Corp.	15,488	729,485
Merrill Lynch & Company, Inc.	78,405	4,208,780
Morgan Stanley	97,199	5,162,239
NYSE Euronext	24,272	2,130,353
PNC Financial Services Group, Inc.	32,017	2,101,916
SLM Corp.	37,919	763,689
State Street Corp.	35,373	2,872,288
Synovus Financial Corp.	30,084	724,423
T. Rowe Price Group, Inc.	24,185	1,472,383
Washington Mutual, Inc.	79,567	1,082,907
Wells Fargo & Company	309,063	9,330,612
Western Union Company *	68,777	1,669,906

		103,407,659

Food & Beverages - 3.30%
Campbell Soup Company	20,378	728,106
Coca-Cola Enterprises, Inc.	26,212	682,298
ConAgra Foods, Inc.	44,628	1,061,700
Dean Foods Company *	12,042	311,406
General Mills, Inc.	30,925	1,762,725
H.J. Heinz Company	29,027	1,354,980
Hershey Company	15,389	606,327
Kellogg Company	24,173	1,267,390
Kraft Foods, Inc., Class A	141,709	4,623,965
McCormick & Company, Inc.	11,700	443,547
Pepsi Bottling Group, Inc.	12,702	501,221
PepsiCo, Inc.	147,435	11,190,316
Sara Lee Corp.	66,330	1,065,260
Sysco Corp.	55,702	1,738,459
The Coca-Cola Company	182,032	11,171,304
Tyson Foods, Inc., Class A	25,081	384,492
William Wrigley Jr. Company	19,952	1,168,190

		40,061,686

Forest Products - 0.12%
Weyerhaeuser Company	19,191	1,415,144

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Furniture & Fixtures - 0.02%
Leggett & Platt, Inc.	15,581	$271,733
Gas & Pipeline Utilities - 0.84%
El Paso Corp.	64,158	1,106,084
Nicor, Inc. (a)	4,133	175,032
NiSource, Inc.	25,112	474,366
Questar Corp.	15,822	855,970
Spectra Energy Corp.	57,913	1,495,314
Transocean, Inc. *	29,126	4,169,387
Williams Companies, Inc.	54,362	1,945,072

		10,221,225

Healthcare Products - 3.10%
Baxter International, Inc.	58,075	3,371,254
Becton, Dickinson & Company	22,339	1,867,094
Boston Scientific Corp. *	122,889	1,429,199
C.R. Bard, Inc.	9,333	884,768
Covidien, Ltd.	45,602	2,019,712
Johnson & Johnson	262,111	17,482,804
Medtronic, Inc.	103,558	5,205,861
Patterson Companies, Inc. *	12,807	434,798
St. Jude Medical, Inc. *	31,357	1,274,348
Stryker Corp.	21,806	1,629,344
Varian Medical Systems, Inc. *	11,460	597,754
Zimmer Holdings, Inc. *	21,499	1,422,159

		37,619,095

Healthcare Services - 1.92%
Cardinal Health, Inc.	33,116	1,912,449
Coventry Health Care, Inc. *	14,186	840,520
Express Scripts, Inc. *	23,085	1,685,205
Humana, Inc. *	15,518	1,168,661
IMS Health, Inc.	17,768	409,375
Laboratory Corp. of America Holdings *	10,551	796,917
McKesson Corp.	26,505	1,736,342
Medco Health Solutions, Inc. *	24,497	2,483,996
Quest Diagnostics, Inc.	14,363	759,803
UnitedHealth Group, Inc.	118,351	6,888,028
WellPoint, Inc. *	52,329	4,590,823

		23,272,119

Holdings Companies/Conglomerates - 3.12%
General Electric Company	925,640	34,313,475
Loews Corp.	40,261	2,026,739
Textron, Inc.	22,829	1,627,707

		37,967,921

Homebuilders - 0.10%
Centex Corp.	11,154	281,750
D.R. Horton, Inc.	25,404	334,571
KB Home (a)	7,055	152,388
Lennar Corp., Class A (a)	12,766	228,384
Pulte Homes, Inc.	19,464	205,150

		1,202,243

The accompanying notes are an integral part of the financial statements.

38

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants - 1.01%
Darden Restaurants, Inc.	12,996	$360,119
Marriott International, Inc., Class A	28,631	978,608
McDonald’s Corp.	108,330	6,381,720
Starbucks Corp. *	66,898	1,369,402
Starwood Hotels & Resorts Worldwide, Inc.	18,240	803,107
Wendy’s International, Inc.	8,005	206,849
Wyndham Worldwide Corp.	16,296	383,934
Yum! Brands, Inc.	46,584	1,782,770

		12,266,509

Household Appliances - 0.08%
Black & Decker Corp.	5,728	398,955
Whirlpool Corp.	7,079	577,859

		976,814

Household Products - 0.21%
Clorox Company	12,686	826,747
Fortune Brands, Inc.	13,991	1,012,389
Newell Rubbermaid, Inc.	25,581	662,036

		2,501,172

Industrial Machinery - 1.29%
Caterpillar, Inc.	58,248	4,226,475
Cummins, Inc.	9,354	1,191,419
Deere & Company	40,644	3,784,769
Dover Corp.	18,201	838,884
Ingersoll-Rand Company, Ltd., Class A	24,952	1,159,519
ITT Corp.	16,606	1,096,660
Pall Corp.	11,229	452,753
Parker-Hannifin Corp.	15,408	1,160,377
Terex Corp. *	9,397	616,161
The Manitowoc Company, Inc.	11,891	580,638
W.W. Grainger, Inc.	6,169	539,911

		15,647,566

Insurance - 4.35%
ACE, Ltd.	30,187	1,864,953
Aetna, Inc.	45,832	2,645,881
AFLAC, Inc.	44,680	2,798,308
Allstate Corp.	52,273	2,730,219
Ambac Financial Group, Inc. (a)	9,301	239,687
American International Group, Inc.	232,297	13,542,915
Aon Corp.	26,892	1,282,480
Assurant, Inc.	8,748	585,241
Chubb Corp.	35,151	1,918,542
CIGNA Corp.	25,569	1,373,822
Cincinnati Financial Corp.	15,204	601,166
Genworth Financial, Inc., Class A	40,176	1,022,479
Hartford Financial Services Group, Inc.	28,745	2,506,277
Lincoln National Corp.	24,659	1,435,647
Marsh & McLennan Companies, Inc.	47,641	1,261,057
MBIA, Inc. (a)	11,502	214,282
MetLife, Inc.	67,832	4,179,808
MGIC Investment Corp. (a)	7,492	168,046
Principal Financial Group, Inc.	23,960	1,649,406

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Progressive Corp. *	63,940	$1,225,090
Prudential Financial, Inc.	41,582	3,868,789
SAFECO Corp.	8,660	482,189
The Travelers Companies, Inc.	59,072	3,178,074
Torchmark Corp.	8,443	511,055
UnumProvident Corp.	33,049	786,236
XL Capital, Ltd., Class A	16,326	821,361

		52,893,010

International Oil - 7.11%
Anadarko Petroleum Corp.	42,714	2,805,883
Chevron Corp.	193,389	18,048,995
ConocoPhillips	146,505	12,936,391
Exxon Mobil Corp.	500,420	46,884,350
Murphy Oil Corp.	17,231	1,461,878
Nabors Industries, Ltd. *	25,940	710,497
Noble Corp.	24,551	1,387,377
Weatherford International, Ltd. *	30,892	2,119,191

		86,354,562

Internet Content - 1.44%
Google, Inc., Class A *	21,204	14,662,142
Yahoo!, Inc. *	122,406	2,847,163

		17,509,305

Internet Retail - 0.59%
Amazon.com, Inc. *	28,140	2,606,890
eBay, Inc. *	104,136	3,456,274
Expedia, Inc. *	18,997	600,685
IAC/InterActiveCorp. *	16,886	454,571

		7,118,420

Internet Software - 0.21%
Akamai Technologies, Inc. *	15,219	526,577
Symantec Corp. *	79,435	1,282,081
VeriSign, Inc. *	20,237	761,114

		2,569,772

Leisure Time - 0.99%
Brunswick Corp.	8,054	137,321
Carnival Corp.	40,007	1,779,911
Electronic Arts, Inc. *	28,849	1,685,070
Harrah’s Entertainment, Inc.	17,180	1,524,725
International Game Technology	28,888	1,269,050
Walt Disney Company	174,342	5,627,760

		12,023,837

Life Sciences - 0.08%
PerkinElmer, Inc.	10,857	282,499
Waters Corp. *	9,198	727,286

		1,009,785

Liquor - 0.43%
Anheuser-Busch Companies, Inc.	67,213	3,517,928
Brown Forman Corp., Class B	7,913	586,432
Constellation Brands, Inc., Class A *	17,758	419,799

The accompanying notes are an integral part of the financial statements.

39

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Liquor (continued)
Molson Coors Brewing Company, Class B	12,517	$646,128

		5,170,287

Manufacturing - 1.60%
3M Company	65,325	5,508,204
Danaher Corp.	23,188	2,034,515
Eaton Corp.	13,418	1,300,875
Harley-Davidson, Inc.	22,116	1,033,038
Honeywell International, Inc.	68,398	4,211,265
Illinois Tool Works, Inc.	37,864	2,027,239
Rockwell Automation, Inc.	13,668	942,545
Snap-on, Inc.	5,277	254,562
Stanley Works	7,527	364,909
Tyco International, Ltd.	45,321	1,796,978

		19,474,130

Medical-Hospitals - 0.02%
Tenet Healthcare Corp. *	43,423	220,589

Metal & Metal Products - 0.16%
Precision Castparts Corp.	12,651	1,754,694
Titanium Metals Corp. * (a)	8,022	212,182

		1,966,876

Mining - 0.46%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	34,981	3,583,454
Newmont Mining Corp.	41,385	2,020,829

		5,604,283

Office Furnishings & Supplies - 0.08%
Avery Dennison Corp.	9,753	518,275
Office Depot, Inc. *	24,998	347,722
OfficeMax, Inc.	6,906	142,678

		1,008,675

Paper - 0.22%
International Paper Company	39,214	1,269,750
MeadWestvaco Corp.	16,921	529,627
Plum Creek Timber Company, Inc.	15,779	726,465
Temple-Inland, Inc.	9,715	202,558

		2,728,400

Petroleum Services - 1.90%
Baker Hughes, Inc.	29,143	2,363,497
BJ Services Company	26,820	650,653
ENSCO International, Inc.	13,269	791,098
Halliburton Company	80,706	3,059,565
Schlumberger, Ltd.	109,531	10,774,565
Smith International, Inc.	18,347	1,354,926
Tesoro Corp.	12,546	598,444
Valero Energy Corp.	50,415	3,530,562

		23,123,310

Pharmaceuticals - 4.81%
Abbott Laboratories	141,533	7,947,078
Allergan, Inc.	28,116	1,806,172
AmerisourceBergen Corp.	15,384	690,280

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Barr Pharmaceuticals, Inc. *	9,869	$524,044
Bristol-Myers Squibb Company	181,214	4,805,795
Celgene Corp. *	35,341	1,633,108
Eli Lilly & Company	90,387	4,825,762
Forest Laboratories, Inc. *	28,563	1,041,121
Gilead Sciences, Inc. *	85,251	3,922,399
Hospira, Inc. *	14,431	615,338
King Pharmaceuticals, Inc. *	22,388	229,253
Merck & Company, Inc.	199,354	11,584,461
Mylan Laboratories, Inc. (a)	27,696	389,406
Pfizer, Inc.	625,550	14,218,751
Schering-Plough Corp.	148,352	3,952,097
Watson Pharmaceuticals, Inc. *	9,529	258,617

		58,443,682

Photography - 0.05%
Eastman Kodak Company (a)	26,376	576,843

Publishing - 0.21%
Gannett Company, Inc.	21,262	829,218
McGraw-Hill Companies, Inc.	30,134	1,320,171
Meredith Corp.	3,477	191,165
The New York Times Company, Class A (a)	13,176	230,975

		2,571,529

Railroads & Equipment - 0.72%
Burlington Northern Santa Fe Corp.	27,298	2,272,013
CSX Corp.	38,507	1,693,538
Norfolk Southern Corp.	35,468	1,789,006
Union Pacific Corp.	24,054	3,021,663

		8,776,220

Real Estate - 0.92%
Apartment Investment & Management
Company, Class A, REIT	8,754	304,026
Avalon Bay Communities, Inc., REIT	7,213	679,032
Boston Properties, Inc., REIT	10,924	1,002,932
Developers Diversified Realty Corp., REIT	11,253	430,877
Equity Residential, REIT	24,827	905,441
Forestar Real Estate Group, Inc. *	3,238	76,392
General Growth Properties, Inc., REIT	22,331	919,591
Host Hotels & Resorts, Inc., REIT	47,847	815,313
Kimco Realty Corp., REIT	23,146	842,514
ProLogis, REIT	23,587	1,494,944
Public Storage, Inc., REIT	11,404	837,168
Simon Property Group, Inc., REIT	20,425	1,774,116
Vornado Realty Trust, REIT	12,273	1,079,410

		11,161,756

Retail Grocery - 0.35%
Safeway, Inc.	40,520	1,386,189
SUPERVALU, Inc.	19,363	726,500
The Kroger Company	62,389	1,666,410
Whole Foods Market, Inc. (a)	12,764	520,771

		4,299,870

The accompanying notes are an integral part of the financial statements.

40

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade - 3.85%
Abercrombie & Fitch Company, Class A	7,891	$631,043
Bed Bath & Beyond, Inc. *	24,255	712,854
Best Buy Company, Inc.	32,142	1,692,276
Big Lots, Inc. *	8,281	132,413
Circuit City Stores, Inc. (a)	15,666	65,797
Costco Wholesale Corp.	39,758	2,773,518
CVS Caremark Corp.	135,270	5,376,983
Dillard’s, Inc., Class A (a)	5,232	98,257
Family Dollar Stores, Inc.	12,866	247,413
GameStop Corp., Class A *	14,567	904,756
Home Depot, Inc.	154,571	4,164,143
J.C. Penney Company, Inc.	20,307	893,305
Kohl’s Corp. *	28,729	1,315,788
Limited Brands, Inc.	28,463	538,805
Lowe’s Companies, Inc.	133,962	3,030,220
Macy’s, Inc.	39,658	1,025,953
Nordstrom, Inc.	17,218	632,417
RadioShack Corp.	12,006	202,421
Sears Holdings Corp. * (a)	6,681	681,796
Staples, Inc.	64,764	1,494,106
Target Corp.	76,098	3,804,900
The Gap, Inc.	42,658	907,762
The TJX Companies, Inc.	40,027	1,149,976
Tiffany & Company	12,424	571,877
Walgreen Company	90,823	3,458,540
Wal-Mart Stores, Inc.	216,415	10,286,205

		46,793,524
Sanitary Services - 0.22%
Allied Waste Industries, Inc. *	26,519	292,239
Ecolab, Inc.	15,998	819,258
Waste Management, Inc.	46,560	1,521,115

		2,632,612
Semiconductors - 2.64%
Advanced Micro Devices, Inc. * (a)	55,288	414,660
Altera Corp.	30,762	594,322
Analog Devices, Inc.	27,785	880,785
Applied Materials, Inc.	126,222	2,241,703
Broadcom Corp., Class A *	43,093	1,126,451
Intel Corp.	535,534	14,277,336
KLA-Tencor Corp.	16,683	803,453
Linear Technology Corp. (a)	20,469	651,528
LSI Logic Corp. *	64,656	343,323
MEMC Electronic Materials, Inc. *	20,985	1,856,963
Microchip Technology, Inc.	19,623	616,555
Micron Technology, Inc. *	69,647	504,941
National Semiconductor Corp.	21,521	487,235
Novellus Systems, Inc. *	10,638	293,290
NVIDIA Corp. *	50,885	1,731,108
QLogic Corp. *	12,537	178,025
Teradyne, Inc. *	15,904	164,447
Texas Instruments, Inc.	128,063	4,277,304

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Xilinx, Inc.	26,927	$588,894

		32,032,323

Software - 3.44%
Adobe Systems, Inc. *	52,554	2,245,632
Autodesk, Inc. *	21,148	1,052,325
BMC Software, Inc. *	17,934	639,168
CA, Inc.	35,891	895,480
Citrix Systems, Inc. *	17,375	660,424
Compuware Corp. *	26,214	232,780
Intuit, Inc. *	30,474	963,283
Microsoft Corp.	736,913	26,234,103
Novell, Inc. *	32,043	220,135
Oracle Corp. *	361,181	8,155,467
Teradata Corp. *	16,578	454,403

		41,753,200

Steel - 0.30%
Allegheny Technologies, Inc.	9,366	809,223
Nucor Corp.	26,372	1,561,750
United States Steel Corp.	10,819	1,308,125

		3,679,098

Telecommunications Equipment &
Services - 2.01%
American Tower Corp., Class A *	37,071	1,579,225
Ciena Corp. *	7,874	268,582
Citizens Communications Company	30,021	382,167
Corning, Inc.	144,333	3,462,549
Embarq Corp.	13,996	693,222
JDS Uniphase Corp. *	20,102	267,356
QUALCOMM, Inc.	149,888	5,898,093
Tellabs, Inc. *	40,224	263,065
Verizon Communications, Inc.	264,728	11,565,966

		24,380,225

Telephone - 2.35%
AT&T, Inc.	555,478	23,085,666
CenturyTel, Inc.	10,110	419,161
Qwest Communications International, Inc. *	143,819	1,008,171
Sprint Nextel Corp.	260,495	3,420,299
Windstream Corp.	43,699	568,961

		28,502,258

Tires & Rubber - 0.05%
Goodyear Tire & Rubber Company *	21,967	619,909

Tobacco - 1.35%
Altria Group, Inc.	192,920	14,580,894
Reynolds American, Inc.	15,671	1,033,659
UST, Inc.	14,348	786,270

		16,400,823

Toys, Amusements & Sporting Goods - 0.08%
Hasbro, Inc.	13,470	344,563
Mattel, Inc.	33,600	639,744

		984,307

The accompanying notes are an integral part of the financial statements.

41

John Hancock Trust
Portfolio of Investments — December 31, 2007 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Transportation - 0.14%
C.H. Robinson Worldwide, Inc.	15,548	$841,458
Expeditors International of Washington, Inc.	19,519	872,109

		1,713,567

Trucking & Freight - 0.79%
FedEx Corp.	28,326	2,525,829
Ryder Systems, Inc.	5,315	249,858
United Parcel Service, Inc., Class B	96,248	6,806,659

		9,582,346

TOTAL COMMON STOCKS (Cost $962,214,967)		$1,178,308,540

SHORT TERM INVESTMENTS - 3.47%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$19,087,000	$19,085,356
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	8,026,392	8,026,392
Rabobank USA Finance Corp.
3.48% due 01/02/2008	12,046,000	12,044,836
U.S. Treasury Bills
zero coupon due 01/10/2008 to
10/01/2008 ****	3,000,000	2,997,939

TOTAL SHORT TERM INVESTMENTS
(Cost $42,154,523)		$42,154,523

Total Investments (500 Index Trust B)
(Cost $1,004,369,490) - 100.46%		$1,220,463,063
Liabilities in Excess of Other Assets - (0.46)%		(5,569,194)

TOTAL NET ASSETS - 100.00%		$1,214,893,869

Index Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
500 Index (MFC Global U.S.A.) (c)(g)	9,428,209	$117,569,766
International Equity Index A (SSgA) (g)	2,278,757	50,930,210
Mid Cap Index (MFC Global U.S.A.) (c)(g)	1,923,393	33,486,280
Small Cap Index (MFC Global U.S.A.) (c)(g)	2,354,847	33,438,821
Total Bond Market A (Declaration) (c)(g)	7,918,666	101,913,238

TOTAL INVESTMENT COMPANIES (Cost $338,854,012)		$337,338,315

Total Investments (Index Allocation Trust)
(Cost $338,854,012) - 100.00%		$337,338,315
Liabilities in Excess of Other Assets - 0.00%		(392)

TOTAL NET ASSETS - 100.00%		$337,337,923

International Equity Index Trust A

	Shares or Principal Amount	Value

COMMON STOCKS - 95.43%

Argentina - 0.03%
Petrobras Energia Participaciones SA, ADR,
B Shares	2,575	$35,921
Siderar SA, Class A Shares, ADR	295	18,355
Telecom Argentina SA, ADR, B Shares *	2,234	49,706
Transportadora de Gas del Sur SA, ADR *	410	2,448

		106,430

Australia - 4.72%
ABC Learning Centres, Ltd. (a)	6,980	31,473
AGL Energy, Ltd. (a)	8,284	96,435
Alumina, Ltd. (a)	22,237	123,103
Amcor, Ltd. (a)	18,852	113,775
AMP, Ltd. (a)	38,414	333,364
Ansell, Ltd.	872	9,182
Aristocrat Leisure, Ltd. (a)	6,743	66,068
Asciano Group *	10,671	65,043
Australia and New Zealand
Banking Group, Ltd. (a)	37,939	907,938
Australian Stock Exchange, Ltd. (a)	3,546	186,667
Axa Asia Pacific Holdings, Ltd. (a)	18,030	115,990
Babcock & Brown, Ltd.	4,477	105,310
Bendigo Bank, Ltd. (a)	5,232	67,494
BHP Billiton, Ltd.	67,795	2,369,985
Billabong International, Ltd. (a)	2,888	37,390
Bluescope Steel, Ltd.	14,932	125,344
Boart Longyear Group * (a)	24,450	49,929
Boral, Ltd. (a)	11,349	60,522
Brambles, Ltd., GDR	11,561	113,406
Brambles, Ltd.	17,352	174,232
Caltex Australia, Ltd.	2,411	40,713
Centro Properties Group, Ltd.	16,982	14,854
Centro Retail Group (a)	26,756	22,129
CFS Gandel Retail Trust	26,244	53,675
Challenger Financial Services Group, Ltd.	7,517	32,560
Coca-Cola Amatil, Ltd.	11,001	90,968
Cochlear, Ltd. (a)	1,057	69,103
Commonwealth Bank of Australia, Ltd. (a)	26,223	1,352,029
Commonwealth Property Office Fund, Ltd.	10,747	14,504
Computershare, Ltd.	10,486	90,457
Crown, Ltd. *	9,455	111,661
CSL, Ltd. (a)	11,208	355,069
CSR, Ltd.	16,465	44,585
DB RREEF Trust (a)	55,291	96,519
Downer EDI, Ltd. (a)	1,839	8,636
Fortescue Metals Group, Ltd. * (a)	26,510	174,578
Foster’s Group, Ltd. (a)	39,381	225,278
Futuris Corp., Ltd. (a)	9,749	18,287
General Property Trust, Ltd.	43,986	154,815
Goodman Fielder, Ltd.	17,846	29,502
Harvey Norman Holding, Ltd.	9,728	57,495
Iluka Resources, Ltd.	3,837	15,413
ING Industrial Fund (a)	7,760	17,193
James Hardie Industries, Ltd. (a)	10,195	57,267

The accompanying notes are an integral part of the financial statements.

42

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
John Fairfax Holdings, Ltd.	23,867	$97,463
Leighton Holdings, Ltd. (a)	2,844	150,485
Lend Lease Corp.	7,570	114,307
Lion Nathan, Ltd. (a)	6,140	51,555
Macquarie Airports, Ltd.	14,374	50,769
Macquarie Communications
Infrastructure Group, Ltd.	3,265	15,452
Macquarie Goodman Group, Ltd. (a)	30,673	130,543
Macquarie Group, Ltd., ADR * (a)	5,300	354,609
Macquarie Infrastructure Group, Ltd. (a)	56,232	148,728
Macquarie Office Trust	39,454	48,236
Mayne Nickless, Ltd.	13,638	47,416
Mirvac Group, Ltd.	21,627	113,025
National Australia Bank, Ltd. (a)	33,466	1,102,356
Newcrest Mining, Ltd.	9,189	264,966
NRMA Insurance Group, Ltd. (a)	37,934	136,531
OneSteel, Ltd. (a)	16,160	86,670
Orica, Ltd. (a)	6,467	178,924
Origin Energy, Ltd.	18,457	142,500
Oxiana, Ltd. (a)	26,309	79,258
Pacific Brands, Ltd.	3,005	8,534
Paladin Resources, Ltd. * (a)	10,985	64,188
PaperlinX, Ltd. (a)	7,520	17,424
Perpetual Trust of Australia, Ltd. (a)	768	44,444
Publishing & Broadcasting, Ltd. (a)	9,455	34,642
Qantas Airways, Ltd., ADR	20,299	96,448
QBE Insurance Group, Ltd. (a)	17,532	509,004
Rio Tinto, Ltd.	5,788	673,338
Santos, Ltd.	11,227	137,960
Sonic Healthcare, Ltd. (a)	5,964	87,028
St George Bank, Ltd. (a)	5,213	143,440
Stockland Company, Ltd. (a)	29,301	215,065
Suncorp-Metway, Ltd. (a)	18,396	271,526
TABCORP Holdings, Ltd. (a)	10,587	136,879
Tattersall’s, Ltd. (a)	22,055	76,835
Telstra Corp., Ltd. - Ins Recp.	28,076	77,636
Telstra Corp., Ltd. (a)	59,609	244,285
Toll Holdings, Ltd.	10,796	107,789
Transurban Group, Ltd. *	22,646	135,227
Wesfarmers, Ltd., Price Protected Shares *	3,304	118,074
Wesfarmers, Ltd. (a)	11,415	403,464
Westfield Group (a)	35,345	646,197
Westpac Banking Corp., Ltd. (a)	38,904	946,023
Woodside Petroleum, Ltd. (a)	9,681	424,336
Woolworths, Ltd. (a)	24,273	719,842
WorleyParsons, Ltd.	3,172	142,897
Zinifex, Ltd.	9,780	104,908

		18,201,166
Austria - 0.41%
Andritz AG	815	48,959
BetandWin.com Interactive
Entertainment AG *	246	9,549

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Austria (continued)
Erste Bank der Oesterreichischen
Sparkassen AG	3,795	$267,957
Flughafen Wien AG	101	11,667
Immoeast Immobilien Anlagen AG *	8,307	89,168
Immofinanz Immobilien Anlage AG	9,149	92,423
Mayr-Melnhof Karton AG	80	8,658
Meinl European Land, Ltd. *	5,977	82,203
Oesterreichische Elektrizitaets AG, Class A	1,536	106,771
OMV AG	3,299	266,309
Raiffeisen International Bank Holding AG	712	107,011
RHI AG *	251	10,257
Telekom Austria AG	6,896	190,439
Voestalpine AG	2,299	164,766
Wiener Staedtische Allgemeine
Versicherung AG	683	54,751
Wienerberger Baustoffindustrie AG	1,589	87,551

		1,598,439
Belgium - 0.93%
Agfa Gevaert NV	1,249	19,056
Barco NV	105	8,019
Bekaert SA	117	15,711
Belgacom SA	3,564	175,596
Cofinimmo SA	83	15,630
Colruyt SA	354	83,233
Compagnie Maritime Belge SA	134	11,592
Compagnie Nationale A Portefeuille, ADR	400	28,774
Delhaize Group	2,081	182,687
Dexia	11,000	276,179
Euronav NV	213	7,538
Fortis Group SA	43,259	1,132,464
Fortis, Strip VVPR *	16,796	246
Groupe Bruxelles Lambert SA	1,704	217,924
Interbrew	3,853	320,303
KBC Ancora, ADR	318	36,144
KBC Bancassurance Holding NV	3,810	536,273
Mobistar SA *	641	58,472
Omega Pharma SA	177	12,181
SA D’Ieteren Trading NV	26	9,343
Solvay SA	1,338	187,135
Suez SA	108	7,324
UCB SA	2,258	102,510
Union Miniere SA	524	129,849

		3,574,183
Bermuda - 0.26%
Brilliance China Automotive Holdings, Ltd. *	46,000	10,126
Central European Media Enterprises, Ltd. *	544	62,119
Cheung Kong Infrastructure Holdings, Ltd.	8,228	30,542
Cosco Pacific, Ltd.	24,000	62,608
Credicorp, Ltd., ADR	76	5,799
Esprit Holdings, Ltd.	20,485	303,987
Frontline, Ltd.	508	24,243
Giordano International, Ltd.	27,389	13,065

The accompanying notes are an integral part of the financial statements.

43

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Bermuda (continued)
Johnson Electronic Holdings, Ltd.	475	$259
Li & Fung, Ltd.	44,829	178,437
Noble Group, Ltd.	22,000	36,601
Orient Overseas International, Ltd.	3,938	28,951
SeaDrill, Ltd., GDR *	5,190	125,257
Sinofert Holdings, Ltd.	46,000	42,558
TPV Technology, Ltd.	24,000	17,324
Yue Yuen Industrial Holdings, Ltd.	11,933	42,734

		984,610
Brazil - 1.32%
All America Latina Logistica SA	7,900	102,256
Aracruz Celulose SA, SADR	316	23,495
B2W Companhia Global Do Varejo	1,097	43,757
Banco Bradesco SA, ADR (a)	4,329	138,528
Banco do Brasil SA	3,100	52,944
Banco Nossa Caixa SA	559	7,411
Bovespa Holding SA *	5,837	112,477
Brasil Telecom Participacoes SA, ADR (a)	340	25,357
Brasil Telecom Participacoes SA	1,300	33,961
Braskem SA, SADR (a)	862	13,930
Centrais Eletricas Brasileiras SA, ADR,
B Shares (a)	778	10,031
Centrais Eletricas Brasileiras SA, ADR	1,295	17,410
Centrais Eletricas Brasileiras SA *	3,000	40,331
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	171	6,320
Cia de Concessoes Rodoviarias, ADR	2,700	41,713
Cia de Saneamento Basico do Estado de Sao
Paulo *	2,160	49,911
Cia Energetica de Minas Gerais, ADR	2,108	38,914
Cia Vale do Rio Doce *	21,800	726,381
Companhia Siderurgica Nacional SA, ADR	864	77,388
Companhia Siderurgica Nacional SA *	1,700	150,517
Companhia Vale Do Rio Doce, ADR *	5,706	186,415
Companhia Vale Do Rio Doce, SADR	8,423	235,676
Cosan SA Industria e Comercio	1,017	11,884
CPFL Energia SA	2,300	43,506
Cyrela Brazil Realty SA	4,000	54,382
Cyrela Commercial Properties SA
Empreendimentos e Participacoes *	800	5,398
Diagnosticos da America SA	700	14,511
EDP- Energias do Brasil SA *	900	14,612
Empresa Brasileira de Aeronautica SA *	7,300	82,638
Empresa Brasileira de Aeronautica SA, ADR	397	18,099
Gafisa SA	1,828	34,085
Gerdau SA, SADR (a)	1,709	49,578
Gerdau SA	963	22,993
Global Village Telecom Holding SA *	1,408	28,279
JBS SA *	5,389	18,165
Lojas Renner SA	2,700	54,607
MRV Engenharia e Participacoes SA *	1,257	26,870
Natura Cosmeticos SA	2,000	19,101

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Perdigao SA	2,128	$52,913
Petroleo Brasileiro SA, ADR	2,988	344,337
Petroleo Brasileiro SA, SADR	4,219	405,952
Petroleo Brasileiro SA	17,200	1,014,607
Redecard SA	3,476	56,241
Souza Cruz SA	1,500	40,618
Tele Norte Leste Participacoes SA, ADR	1,336	25,758
Tele Norte Leste Participacoes SA	1,200	39,472
Tractebel Energia SA	2,800	33,506
Unibanco - Uniao de Bancos Brasileiros SA *	17,500	243,132
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	473	66,050
Usinas Siderurgicas de Minas Gerais
SA, SADR	882	40,384
Usinas Siderurgicas de Minas Gerais SA *	800	37,303
Votorantim Celulose & Papel SA, SADR *	467	13,921
Weg SA	2,800	39,640

		5,087,665
Canada - 6.12%
ACE Aviation Holdings, Inc. *	1,600	45,960
Addax Petroleum Corp., ADR	300	13,055
Aeroplan Income Fund, ADR	1,736	41,686
Agnico-Eagle Mines, Ltd.	2,787	153,674
Agrium, Inc.	2,639	191,638
Alimentation Couche Tard, Inc., ADR	3,000	55,596
ARC Energy Trust, ADR	2,000	41,339
Astral Media, Inc.	1,100	51,982
Bank Nova Scotia Halifax	19,552	996,073
Bank of Montreal	9,891	564,527
Barrick Gold Corp.	17,210	728,541
BCE, Inc.	5,338	214,450
Biovail Corp.	2,850	38,579
Bombardier, Inc. *	29,062	175,500
Brookfield Asset Management, Inc.	10,048	360,912
Brookfield Properties Corp.	4,690	91,334
CAE, Inc.	5,184	69,911
Cameco Corp.	7,334	294,044
Canadian Imperial Bank of Commerce	6,670	476,791
Canadian National Railway Company	9,902	468,036
Canadian Natural Resources, Ltd.	10,708	787,463
Canadian Oil Sands Trust, ADR	4,800	188,265
Canadian Pacific Railway, Ltd.	3,126	203,406
Canadian Tire Corp., Ltd.	1,646	123,748
Canadian Utilities, Ltd.	1,000	47,014
Canetic Resources Trust	4,500	61,006
Canfor Corp. *	100	885
Celestica, Inc. *	3,508	20,580
CGI Group, Inc. *	6,224	73,090
CI Financial Income Fund	967	27,503
Cognos, Inc. *	1,887	109,211
Cott Corp. *	1,369	9,086
Eldorado Gold Corp. *	6,100	36,033

The accompanying notes are an integral part of the financial statements.

44

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Enbridge, Inc.	7,024	$284,746
EnCana Corp.	15,036	1,028,350
Enerplus Resources Fund	2,400	96,953
Ensign Energy Services, Inc., ADR	2,700	41,719
Fairfax Financial Holdings, Ltd.	341	99,161
Finning International, Inc.	3,762	109,245
First Calgary Petroleums, Ltd. *	5,800	16,984
First Quantum Minerals, Ltd., ADR	1,400	120,673
Fording Canadian Coal Trust	2,900	112,774
Fortis, Inc.	3,200	93,995
George Weston, Ltd.	1,064	58,377
Gildan Activewear, Inc. *	2,200	91,259
Goldcorp, Inc.	14,428	494,115
Great-West Lifeco, Inc.	5,524	199,087
Harry Winston Diamond Corp., ADR	1,264	41,559
Harvest Energy Trust	2,400	50,167
Husky Energy, Inc.	5,248	237,103
IGM Financial, Inc.	2,304	116,793
Imperial Oil, Ltd.	6,327	350,150
ING Canada, Inc., ADR	200	8,029
Inmet Mining Corp.	800	65,292
Ivanhoe Mines, Ltd. *	4,600	50,337
Jazz Air Income Fund, ADR *	517	3,997
Kinross Gold Corp. *	12,281	227,714
Loblaw Companies, Ltd.	2,063	71,007
Lundin Mining Corp. *	6,800	65,730
Magna International, Inc.	1,857	150,863
Manulife Financial Corp. (c)	30,876	1,269,202
MDS, Inc. *	2,609	50,729
Methanex Corp.	2,133	59,563
Metro, Inc. *	700	18,689
MI Developments, Inc., Class A	229	6,439
National Bank of Canada	3,132	165,938
Nexen, Inc.	9,836	319,910
Niko Resources, Ltd.	900	81,387
Nortel Networks Corp. *	9,176	139,274
Nova Chemicals Corp.	1,651	53,982
Onex Corp.	2,168	76,861
Open Text Corp. *	258	8,203
OPTI Canada, Inc. *	3,300	55,504
Pan American Silver Corp. *	1,500	53,179
Penn West Energy Trust	4,880	127,767
Petro-Canada	9,708	523,786
Potash Corp. of Saskatchewan, Inc.	6,389	928,879
Power Corp. of Canada	6,983	283,933
Power Financial Corp.	5,078	209,768
Precision Drilling Trust, ADR	1,300	19,876
Provident Energy Trust	3,900	39,437
QLT, Inc. *	300	1,331
Quebecor World, Inc. *	1,581	2,835
Research In Motion, Ltd. *	10,000	1,140,483
RioCan Real Estate Investment Trust	2,100	46,428

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Ritchie Bros. Auctioneers, Inc.	500	$41,745
Rogers Communications, Inc., Class B	10,058	458,493
RONA, Inc. *	2,200	38,006
Royal Bank of Canada	25,524	1,312,212
Saputo, Inc.	3,000	90,673
Shaw Communications, Inc.	7,098	170,015
Sherritt International Corp., ADR	4,800	64,636
Shoppers Drug Mart Corp.	3,944	212,835
Sino-Forest Corp. *	2,700	58,653
SNC-Lavalin Group, Inc.	3,187	155,451
Sun Life Financial, Inc.	11,248	634,912
Suncor Energy, Inc.	9,198	1,005,680
Talisman Energy, Inc.	21,474	400,129
Teck Cominco, Ltd.	8,688	311,886
Telus Corp. - Non Voting Shares	3,156	153,523
Telus Corp.	1,205	60,363
Thomson Corp.	4,702	191,949
Toronto Dominion Bank Ontario	7,100	499,975
TransAlta Corp.	4,179	141,212
Trans-Canada Corp.	11,050	453,890
Trican Well Service, Ltd.	2,300	44,814
TSX Group, Inc.	1,476	78,963
Uranium One, Inc. *	3,900	34,892
UTS Energy Corp. *	3,000	16,353
WesternZagros Resources, Ltd. *	2,900	7,052
Yamana Gold, Inc.	13,006	169,864
Yellow Pages Income Fund	5,400	76,052

		23,614,708
Cayman Islands - 0.17%
Agile Property Holdings, Ltd.	31,800	57,169
ASM Pacific Technology, Ltd.	3,586	26,111
Belle International Holdings, Ltd., GDR	39,882	59,665
Country Garden Holdings Company, Ltd. *	68,000	77,660
Foxconn International Holdings, Ltd. *	41,000	91,281
Hengan International Group Company, Ltd.,
GDR	12,000	53,337
Hutchison Telecommunications
International, Ltd. *	28,277	42,624
Kingboard Chemical Holdings, Ltd.	12,228	71,306
KWG Property Holding, Ltd. *	16,000	23,099
Shimao Property Holdings, Ltd., GDR	30,500	76,414
Tingyi Cayman Islands Holding Corp., GDR	32,000	50,272
Xinao Gas Holdings, Ltd., GDR	10,000	19,798

		648,736
Chile - 0.19%
Banco Santander Chile SA, ADR	1,794	91,476
Cia Cervecerias Unidas SA, ADR	1,131	40,445
Compania de Telecomunicaciones de Chile
SA, SADR (a)	4,451	33,204
Distribucion y Servicio D&S SA, ADR (a)	1,922	58,256
Embotelladora Andina SA, ADR, Series A	514	8,237
Embotelladora Andina SA, ADR, Series B	1,218	22,898

The accompanying notes are an integral part of the financial statements.

45

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chile (continued)
Empresa Nacional de Electricidad SA, ADR (a)	4,340	$163,054
Enersis SA, SADR	10,330	165,590
Lan Airlines SA, SADR (a)	4,420	59,272
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares	409	72,291
Vina Concha Y Toro SA, ADR	512	21,750

		736,473
China - 1.41%
Air China, Ltd., Class H	50,000	73,417
Aluminum Corp. of China, Ltd.	68,000	137,304
Angang New Steel Company, Ltd. Class H	27,960	74,956
Bank of China, Ltd.	470,400	224,459
Bank of Communications Company, Ltd.,
Class H	122,700	169,022
Beijing Capital International Airport Company,
Ltd., Class H	34,000	56,780
Beijing Datang Power Generation
Company, Ltd., Class H	60,000	52,669
BYD Company, Ltd., H Shares	3,000	19,581
Chaoda Modern Agriculture Holdings, Ltd.	40,500	36,387
China Communications Services Corp., Ltd.,
H Shares *	34,000	33,403
China Construction Bank	511,800	429,247
China Life Insurance Company, Ltd.	148,000	756,496
China Mengniu Dairy Company, Ltd.	20,000	72,434
China Merchants Bank Company, Ltd.	28,000	113,182
China Oilfield Services, Ltd., H Shares	16,000	35,773
China Petroleum & Chemical Corp., Class H	348,000	515,016
China Shipping Container Lines Company, Ltd.	66,650	38,702
China Shipping Development Company, Ltd.,
Class H	26,000	67,514
China Telecom Corp., Ltd.	294,000	230,397
China Travel International Investment
Hong Kong, Ltd.	58,000	37,740
COSCO Holdings	52,835	142,854
Dongfeng Motor Group Company, Ltd.	56,000	39,060
Guangdong Investment, Ltd.	46,000	25,870
Guangshen Railway Company, Ltd., Class H	30,000	21,481
Guangzhou R&F Properties Company, Ltd., H
Shares	20,400	71,550
Huadian Power International Corp., Ltd.,
Class H	28,000	14,088
Huaneng Power International, Inc., Class H	62,000	64,339
Hunan Non Ferrous Metal Corp., Ltd.	30,000	18,634
Industrial & Commercial Bank of China, Ltd.	609,600	431,982
Jiangsu Expressway, Ltd.	26,000	28,072
Jiangxi Copper Company, Ltd., Class H	30,000	71,807
Lenovo Group, Ltd.	74,000	64,883
Maanshan Iron & Steel Company, Ltd.	36,000	23,542
PetroChina Company, Ltd., Class H	396,000	697,491
PICC Property & Casualty Company, Ltd.,
Class H	48,000	67,513
Shanghai Electric Group Company, Ltd.	58,000	47,841

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
Shanghai Forte Land Company	22,000	$11,895
Shenzhen Expressway Company, Ltd.	14,000	15,207
Shui On Land, Ltd.	34,500	40,138
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	50,000	30,537
Sinopec Yizheng Chemical Fibre
Company, Ltd. *	30,000	10,205
Sinotrans, Ltd., H Shares	25,000	10,900
Tsingtao Brewery Company, Ltd., Series H	6,000	19,944
Weichai Power Company, Ltd.	3,000	21,782
Yanzhou Coal Mining Company, Ltd., Class H	40,000	77,281
Zhejiang Expressway Company, Ltd., Class H	30,000	47,369
Zijin Mining Group, Ltd.	85,902	130,100
ZTE Corp., Class H	3,800	20,205

		5,441,049
Colombia - 0.04%
BanColombia SA, ADR	4,615	157,002

Czech Republic - 0.13%
CEZ AS	4,187	311,677
Komercni Banka AS	308	73,332
Philip Morris CR AS	14	6,016
Telefonica Czech Republic AS	2,281	68,363
Unipetrol AS *	1,475	27,518
Zentiva NV (a)	464	24,441

		511,347
Denmark - 0.71%
A P Moller Maersk AS, Series A	6	63,462
A P Moller Maersk AS	23	245,624
Bang & Olufsen AS, Series B	107	10,000
Carlsberg AS, B Shares	752	90,531
Coloplast AS * (a)	575	49,667
Dampskibsselskabet Torm AS, ADR	300	10,466
Danisco AS	1,031	72,848
Danske Bank AS	9,698	379,071
Det Ostasiatiske Kompagni AS	136	10,528
DSV AS, ADR	4,280	93,640
FLS Industries AS, B Shares	1,117	113,902
GN Store Nord AS *	1,966	15,401
H. Lundbeck AS	510	13,704
Jyske Bank *	1,262	99,100
NKT Holding A/S	211	18,954
Novo Nordisk AS	10,290	671,745
Novozymes AS, B Shares	964	109,371
Rockwool International AS, B Shares	150	34,791
Sydbank AS	1,290	55,235
Topdanmark AS *	353	50,435
TrygVesta AS	589	44,662
Vestas Wind Systems AS *	3,844	415,078
William Demant Holdings AS *	582	53,457

		2,721,672

The accompanying notes are an integral part of the financial statements.

46

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Egypt - 0.14%
Alexandria Mineral Oils Company	325	$4,619
Commercial International Bank	3,132	51,649
Credit Agricole Egypt *	1,083	5,193
Egypt Kuwait Holding Company	9,391	22,820
Egyptian Company for Mobile Services	661	24,385
Egyptian Financial Group-Hermes Holding	3,297	39,263
Egyptian International Pharmaceutical
Industries Company	613	3,622
EL Ezz Aldekhela Steel Alexandria	52	10,170
El Ezz Steel Company	569	6,826
Medinet Nasr Housing	605	7,409
Misr Beni Suef Cement Company	246	5,173
Olympic Group Financial Investments	681	9,109
Orascom Construction Industries	1,527	157,722
Orascom Hotels & Development *	1,633	24,416
Orascom Telecom Holding SAE	9,355	155,102
Oriental Weavers	302	2,866
Telecom Egypt	6,452	24,481

		554,825
Finland - 1.36%
Amer Sports Oyj, A Shares	660	17,790
Cargotec Corp. Oyj, B Shares	826	38,163
Elisa Oyj, A Shares	3,107	95,018
Fortum Corp. Oyj	9,095	408,552
KCI Konecranes Oyj	586	19,962
Kesko Oyj	1,369	74,839
Kone Corp. Oyj	1,613	112,615
Metra Oyj, B Shares	1,369	103,606
Metso Oyj	2,627	142,424
Neste Oil Oyj	2,721	96,102
Nokia AB Oyj	80,544	3,094,282
Nokian Renkaat Oyj	2,100	72,903
OKO Bank PLC, Series A	2,000	38,142
Orion Oyj, Series B	1,803	42,250
Outokumpu Oyj	2,387	73,379
Rautaruukki Oyj	1,681	71,848
Sampo Oyj, A Shares	8,815	232,655
SanomaWSOY Oyj	1,730	49,361
Stora Enso Oyj, R Shares	11,947	178,343
TietoEnator Oyj	676	15,121
UPM-Kymmene Oyj	10,757	217,663
Uponor Oyj	534	13,341
YIT Oyj	2,528	55,030

		5,263,389
France - 7.32%
Accor SA	3,920	313,367
Aeroports de Paris	634	64,859
Air France KLM	2,436	85,134
Air Liquide	4,920	731,968
Alcatel-Lucent	46,227	336,276
Alstom	2,109	452,998

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Atos Origin SA *	1,306	$67,478
AXA Group SA	31,642	1,261,532
BNP Paribas SA	16,684	1,810,213
Bouygues SA	4,458	370,429
Business Objects SA *	2,044	124,841
Cap Gemini SA	2,866	180,073
Carrefour SA	11,800	918,427
Casino Guich-Perrachon SA	852	92,683
Christian Dior SA	474	62,291
Cie Generale de Geophysique-Veritas *	487	137,752
CNP Assurances SA	844	109,817
Compagnie de Saint-Gobain SA	5,486	516,990
Compagnie Generale des Etablissements
Michelin, Class B	2,893	330,752
Credit Agricole SA	13,360	450,716
Dassault Systemes SA	1,231	72,860
Eiffage SA	292	28,756
Electricite de France	1,922	228,934
Essilor International SA	3,947	251,770
Eurazeo	182	23,312
European Aeronautic Defence &
Space Company	6,561	209,397
France Telecom SA	36,734	1,317,674
Gaz de France	4,017	234,903
Gecina SA	241	37,810
Groupe DANONE	8,568	767,895
Hermes International SA	1,377	173,978
ICADE *	295	43,974
Imerys SA	643	52,941
JC Decaux SA	1,101	43,213
Klepierre SA	1,422	72,681
Lafarge SA	3,062	556,020
Lagardere S.C.A.	2,589	193,891
Legrand SA, ADR	682	23,279
L’Oreal SA	5,101	730,449
LVMH Moet Hennessy SA	4,907	593,006
M6-Metropole Television	1,088	28,594
Natixis, ADR	3,206	61,608
Neopost SA	650	66,959
Neuf Cegetel	453	22,912
PagesJaunes Groupe SA	2,773	55,506
Pernod-Ricard SA	1,818	419,561
Pinault-Printemps-Redoute SA	1,586	254,758
PSA Peugeot Citroen SA	3,045	230,734
Publicis Groupe SA	2,879	112,635
Renault Regie Nationale SA	3,750	531,834
Safran SA (a)	3,546	72,707
Sanofi-Aventis SA	20,215	1,850,486
Schneider Electric SA	4,430	600,015
SCOR SE	3,632	92,937
Societe BIC SA	499	35,739
Societe Des Autoroutes Paris-Rhin-Rhone	476	46,628

The accompanying notes are an integral part of the financial statements.

47

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Societe Generale	7,436	$1,075,461
Societe Television Francaise 1	2,434	64,895
Sodexho Alliance	1,819	111,680
STMicroelectronics NV	13,354	191,016
Suez SA Strip VVPR *	1,336	20
Suez SA	20,624	1,403,791
Technip SA	2,043	162,503
Thales SA	1,721	102,517
Thomson SA	4,724	66,796
Total SA	42,714	3,536,733
Unibail-Rodamco	1,259	275,885
Valeo SA	1,391	57,197
Vallourec SA	952	257,480
Veolia Environnement SA	6,944	632,519
Vinci SA, ADR	8,014	592,681
Vivendi SA	23,298	1,069,681
Wendel, ADR	267	38,548
Zodiac SA	707	45,198

		28,243,553
Germany - 6.59%
Adidas-Salomon AG	4,225	314,138
Allianz AG	8,985	1,935,722
Altana AG	1,345	32,514
Arcandor AG *	1,054	25,199
BASF AG	9,803	1,453,707
Bayer AG	14,505	1,326,489
Bayerische Motoren Werke (BMW) AG	3,236	200,776
Beiersdorf AG	1,788	138,555
Bilfinger Berger AG	677	51,770
Celesio AG	1,754	108,514
Commerzbank AG	12,848	488,823
Continental AG	3,042	398,048
DaimlerChrysler AG	18,923	1,834,015
Deutsche Bank AG	10,138	1,323,768
Deutsche Boerse AG	4,072	803,666
Deutsche Lufthansa AG	4,759	126,858
Deutsche Post AG, GDR	918	31,551
Deutsche Post AG	15,077	517,694
Deutsche Postbank AG	1,640	145,911
Deutsche Telekom AG	56,640	1,246,611
Douglas Holding AG	231	13,356
E.ON AG	12,469	2,650,819
Fraport AG, ADR	258	20,316
Fresenius Medical Care AG	3,765	202,169
Fresenius SE	715	59,395
GEA Group AG *	3,066	106,888
Heidelbergcement AG	210	32,317
Heidelberger Druckmaschinen AG	1,038	34,665
Henkel KGaA	2,177	111,237
Henkel KGaA	3,662	205,804
Hochtief AG	887	119,152

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Hypo Real Estate Holding AG	4,038	$213,301
Infineon Technologies AG *	14,777	174,192
IVG Immobilien AG	1,907	65,184
K&S AG	717	171,033
Linde AG	2,455	325,293
MAN AG	2,327	386,245
Merck & Company AG *	1,292	167,091
Metro AG	3,359	282,770
MLP AG	1,181	18,678
Muenchener Rueckversicherungs-
Gesellschaft AG	4,124	800,916
Premiere AG *	641	12,092
ProSieben Sat.1 Media AG	1,852	44,280
Puma AG	139	54,967
Q-Cells AG *	915	129,852
Qiagen AG *	1,556	33,836
Rheinmetall AG	643	51,090
RWE AG	8,888	1,246,188
Salzgitter AG	835	124,795
SAP AG	17,692	910,665
Siemens AG	17,045	2,710,192
Solarworld AG	1,726	104,771
Suedzucker AG	1,120	26,571
Thyssen Krupp AG	7,307	411,274
TUI AG *	4,099	114,488
Volkswagen AG	3,151	724,311
Wacker Chemie AG	138	39,807
Wincor Nixdorf AG	254	24,052

		25,428,381
Greece - 0.58%
Alpha Bank A.E.	8,077	292,490
Athens Stock Exchange SA (ASE)	610	21,394
Bank of Piraeus SA	6,681	259,868
Coca Cola Hellenic Bottling Company SA	3,420	147,596
EFG Eurobank Ergas SA	6,607	231,862
Folli-Follie SA	310	11,511
Greek Organization of Football Prognostics	4,660	186,311
Hellenic Petroleum SA	2,110	34,603
Hellenic Technodomiki Tev SA	1,200	17,142
Hellenic Telecommunications Organization SA	6,160	225,337
Motor Oil Hellas Corinth Refineries SA	878	20,263
National Bank of Greece SA	8,408	576,579
Public Power Corp.	2,190	114,901
Titan Cement Company SA	1,260	57,220
Viohalco SA	1,820	26,292

		2,223,369
Hong Kong - 2.96%
Alibaba.com, Ltd. * (h)	20,900	75,453
Anhui Conch Cement Company, Ltd., Series H	10,000	85,964
Bank of East Asia, Ltd.	28,678	193,953
Beijing Enterprises Holdings, Ltd.	10,000	47,218

The accompanying notes are an integral part of the financial statements.

48

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
BOC Hong Kong Holdings, Ltd.	74,172	$205,658
C C Land Holdings, Ltd.	20,000	28,606
Cathay Pacific Airways, Ltd.	28,218	73,289
Cheung Kong Holdings, Ltd.	29,151	532,942
China Agri-Industries Holdings, Ltd. *	30,000	19,986
China BlueChemical, Ltd.	34,000	21,742
China CITIC Bank *	101,000	61,793
China Coal Energy Company, H Shares	36,000	111,227
China Communications
Construction Company, Ltd.	88,535	230,566
China Eastern Airlines Corp., Ltd. *	32,000	31,116
China Everbright, Ltd. *	14,000	43,588
China High Speed Transmission Equipment
Group Company, Ltd. *	17,000	44,572
China Insurance International Holdings
Company, Ltd. *	14,000	38,429
China Merchants Holdings International
Company, Ltd.	22,540	138,291
China Mobile, Ltd.	126,500	2,202,934
China Molybdenum Company, Ltd. * (h)	24,000	43,138
China National Building Material Company,
Ltd.	18,000	69,099
China Netcom Group Corp Hong Kong, Ltd.	17,500	52,028
China Overseas Land & Investment, Ltd.	72,000	147,638
China Resource Power Holdings, Ltd.	30,000	103,876
China Resources Enterprises, Ltd.	24,000	100,400
China Resources Land, Ltd.	36,000	78,379
China Shenhua Energy Company, Ltd.	68,000	400,143
China Southern Airlines Company, Ltd. *	24,000	31,383
China Unicom, Ltd.	34,000	76,953
Chinese Estates Holdings, Ltd.	10,000	18,038
Citic 1616 Holdings, Ltd.	1,050	288
CITIC International Financial Holdings, Ltd. *	11,000	6,804
Citic Pacific, Ltd.	23,000	125,991
CITIC Resources Holdings, Ltd. *	38,000	22,243
CLP Holdings, Ltd.	26,611	180,796
CNOOC, Ltd.	314,000	527,323
CNPC Hong Kong, Ltd.	50,000	31,558
COFCO International, Ltd. *	22,000	16,211
Denway Motors, Ltd.	98,000	61,592
Dongfang Electrical Machinery Company, Ltd.	4,000	33,224
Fosun International *	29,500	27,231
Fu Ji Food & Catering Services Holdings, Ltd.	3,700	8,465
Global Bio-Chem Technology
Group Company, Ltd.	24,000	7,176
Gome Electrical Appliances Holdings, Ltd.	36,000	90,773
Guangzhou Investment Company, Ltd.	70,000	20,326
Hang Lung Group, Ltd.	8,000	43,481
Hang Lung Properties, Ltd.	40,674	186,367
Hang Seng Bank, Ltd.	15,281	312,603
Harbin Power Equipment Company, Ltd.	14,000	43,993
Henderson Investment, Ltd. *	10,000	2,180
Henderson Land Development Company, Ltd.	19,489	181,243

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Hong Kong & China Gas Company, Ltd.	73,298	$223,275
Hong Kong Aircraft Engineerg	1,200	32,389
Hong Kong Electric Holdings, Ltd.	28,418	163,175
Hong Kong Exchange & Clearing, Ltd.	20,570	575,612
Hopewell Holdings, Ltd.	12,638	57,944
Hopson Development Holdings, Ltd., GDR	12,000	32,729
Hutchison Whampoa, Ltd.	41,423	466,906
Hysan Development Company, Ltd.	11,990	33,941
Kerry Properties, Ltd.	12,963	103,650
Lee & Man Paper Manufacturing, Ltd.	8,000	34,877
Li Ning Company, Ltd.	14,000	51,640
Lifestyle International Holdings, Ltd.	12,500	33,596
Link, REIT	43,133	93,089
Melco International Development	14,000	20,916
MTR Corp., Ltd.	29,133	106,207
New World Development Company, Ltd.	46,694	164,067
Nine Dragons Paper Holdings, Ltd.	25,600	63,531
NWS Holdings, Ltd.	7,000	22,289
Pacific Basin Shipping, Ltd.	24,000	38,142
Parkson Retail Group, Ltd.	1,500	17,900
PCCW, Ltd.	83,652	49,442
Ping An Insurance Group Company of China,
Ltd.	29,000	306,646
Semiconductor Manufacturing
International Corp. *	329,000	34,103
Shanghai Industrial Holdings, Ltd.	12,000	51,887
Shangri-La Asia, Ltd.	23,953	75,256
Shenzhen Investment, Ltd.	32,889	23,044
Shougang Concord International Enterprises
Company, Ltd.	58,000	23,355
Shun Tak Holdings, Ltd.	24,000	37,512
Sino Land Company, Ltd.	28,638	99,923
Sun Hung Kai Properties, Ltd.	26,389	553,593
Swire Pacific, Ltd., Class A	15,837	217,218
Techtronic Industries Company, Ltd.	485	479
Television Broadcasting Company, Ltd.	5,819	34,411
Tencent Holdings, Ltd.	18,000	136,603
Travelsky Technology, Ltd., Class H	12,000	12,643
Weiqiao Textile Company, Ltd.	7,000	9,908
Wharf Holdings, Ltd.	24,332	126,024
Wheelock and Company, Ltd.	8,000	24,598
Wing Hang Bank, Ltd.	3,564	53,053

		11,443,843

Hungary - 0.17%
Gedeon Richter Rt.	336	80,433
Magyar Telekom Rt.	11,267	58,402
MOL Magyar Olaj & Gazipari Rt.	1,444	203,510
OTP Bank Rt. (a)	6,386	322,085

		664,430

India - 1.50%
Bajaj Auto, Ltd., ADR (h)	977	65,459
Dr. Reddy’s Laboratories, Ltd., ADR (a)	3,186	57,858

The accompanying notes are an integral part of the financial statements.

49

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Grasim Industries, Ltd., ADR (h)	1,051	$98,794
ICICI Bank, Ltd., SADR (a)	13,455	827,482
Infosys Technologies, Ltd., ADR	19,057	864,426
Larsen & Toubro, Ltd., ADR (h)	3,246	343,204
Ranbaxy Laboratories, Ltd., ADR	4,394	46,708
Reliance Capital, Ltd. * (h)	811	53,232
Reliance Communication, Ltd., ADR (h)	21,200	401,464
Reliance Energy, Ltd., ADR (h)	405	65,827
Reliance Industries, Ltd., GDR (h)	14,865	2,196,304
Reliance Natural Resources, Ltd., ADR * (h)	8,110	75,123
Satyam Computer Services, Ltd., ADR	11,262	300,921
State Bank of India, Ltd., ADR (a)	709	86,498
Tata Motors, Ltd., SADR (a)	9,626	181,546
Videsh Sanchar Nigam, Ltd., ADR (a)	977	36,794
Wipro, Ltd., ADR (a)	7,013	104,073

		5,805,713

Indonesia - 0.33%
Aneka Tambang Tbk PT	71,375	33,282
Astra Agro Lestari Tbk PT	8,342	24,538
Astra International Tbk PT	43,017	123,332
Bank Central Asia Tbk PT	129,113	98,938
Bank Danamon Indonesia Tbk PT	36,741	30,919
Bank Internasional Indonesia Tbk PT	362,500	10,852
Bank Mandiri Tbk PT	151,122	55,387
Bank Pan Indonesia Tbk PT *	113,801	8,108
Bank Rakyat Indonesia Tbk PT	115,999	90,174
Bumi Resources Tbk PT	369,220	231,330
Energi Mega Persada Tbk PT *	83,500	13,020
Gudang Garam Tbk PT	11,018	9,838
Indocement Tunggal Prakarsa Tbk PT	20,013	17,313
Indofood Sukses Makmur Tbk PT	90,595	24,375
Indosat Tbk PT, ADR	523	24,393
Indosat Tbk PT	26,000	23,717
International Nickel Indonesia Tbk PT	4,000	40,413
Kalbe Farma Tbk PT	108,929	14,412
Perusahaan Gas Negara Tbk PT	43,503	70,030
PT Telekomunikiasi Indonesia, ADR	2,899	121,787
Ramayana Lestari Sentosa Tbk PT	40,369	3,610
Semen Gresik Persero Tbk PT	30,860	18,183
Telekomunikasi Indonesia Tbk PT	98,000	103,747
Truba Alam Manunggal Engineering PT *	157,500	23,556
Unilever Indonesia Tbk PT	32,500	22,984
United Tractors Tbk PT	27,532	31,420

		1,269,658

Ireland - 0.53%
Allied Irish Banks PLC - London	1,771	40,457
Allied Irish Banks PLC	16,539	379,273
Anglo Irish Bank Corp. PLC	7,923	127,026
Bank of Ireland - London	1,408	20,894
Bank of Ireland	19,146	285,294
C&C Group PLC - London	201	1,202

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
CRH PLC - London	1,058	$36,485
CRH PLC	10,392	360,907
DCC PLC - London	321	9,099
DCC PLC	672	19,089
Elan Corp PLC - London *	2,114	46,237
Elan Corp. *	7,649	167,367
Experian Group, Ltd.	20,151	159,160
Greencore Group PLC	3,145	20,684
Iaws Group PLC - London	935	20,505
Iaws Group PLC	597	13,200
Irish Life & Permanent PLC - London	1,145	19,840
Irish Life & Permanent PLC	4,627	79,159
Kerry Group PLC	2,393	76,414
Kerry Group PLC - London	479	15,477
Kingspan Group PLC - London	162	2,463
Kingspan Group PLC	2,426	36,474
Paddy Power PLC - London	292	9,725
Paddy Power PLC	357	11,664
Ryanair Holdings PLC, SADR *	1,362	53,717
Smurfit Kappa Group PLC *	2,490	41,139

		2,052,951

Israel - 0.40%
Africa-Israel Investments, Ltd.	259	23,158
Aladdin Knowledge Systems, ADR *	144	3,763
Alvarion, Ltd., ADR *	544	5,168
Audio Codes, Ltd., ADR *	632	3,198
Bank Hapoalim, Ltd.	18,726	93,345
Bank Leumi Le-Israel, Ltd.	16,788	81,424
Bezek Israeli Telecommunications Corp., Ltd.	21,603	40,143
Check Point Software Technologies, Ltd. *	3,525	77,409
Clal Insurance Enterprise Holdings, Ltd.	327	8,882
Delek Group, Ltd.	45	10,150
Discount Investment Corp.	492	15,707
Elbit Systems, Ltd.	482	28,827
Gazit Globe, Ltd.	492	5,359
Given Imaging Corp., ADR *	117	2,720
Harel Insurance Investments, Ltd.	145	8,468
ICL Israel Chemicals, Ltd.	10,205	129,679
IDB Development Corp., Ltd.	339	12,839
Israel Corp., Ltd.	48	50,528
Israel Discount Bank, Ltd. *	8,360	21,259
Koor Industries, Ltd.	166	13,780
Makhteshim-Agam Industries, Ltd. *	5,876	53,806
Migdal Insurance Holdings, Ltd.	5,069	7,900
Nice Systems, Ltd. *	1,055	36,474
Oil Refineries, Ltd.	19,381	18,852
Ormat Industries	1,616	24,119
Partner Communications, Ltd.	1,609	35,651
RADWARE, Ltd., ADR *	269	4,143
Retalix, Ltd. *	247	3,930
Strauss-Elite, Ltd. *	230	3,704

The accompanying notes are an integral part of the financial statements.

50

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Israel (continued)
Syneron Medical, Ltd., ADR *	462	$6,177
Teva Pharmaceutical Industries, Ltd.	15,186	703,718
United Mizrahi Bank, Ltd.	2,283	17,772

		1,552,052

Italy - 2.74%
AEM SpA	7,986	36,551
Alleanza Assicuraz SpA	8,001	103,928
Assicurazioni Generali SpA	20,457	926,007
Autogrill SpA	2,071	35,219
Autostrade SpA	4,974	188,944
Banca Carige SpA	4,114	21,075
Banca Intesa SpA - Non convertible	18,903	137,799
Banca Monte dei Paschi Siena SpA (a)	22,391	119,578
Banca Popolare di Milano SpA	8,169	110,846
Banche Popolari Unite SpA	11,924	327,654
Banco Popolare Scarl *	13,385	295,801
Bulgari SpA	2,882	40,474
Enel SpA	83,950	998,255
Eni SpA	50,571	1,845,655
Fiat SpA	13,699	352,544
Finmeccanica SpA	6,004	192,632
Fondiaria-Sai SpA	1,385	56,814
IFIL - Investments SpA	3,228	30,227
Intesa Sanpaolo SpA	149,469	1,176,255
Italcementi SpA, RNC	672	10,472
Italcementi SpA	1,317	28,199
Lottomatica SpA	1,367	50,051
Luxottica Group SpA	2,834	90,102
Mediaset SpA	14,850	149,598
Mediobanca SpA (a)	9,684	199,018
Mediolanum SpA	4,491	35,980
Mondadori (Arnoldo) Editore SpA	1,879	15,434
Parmalat SpA	30,744	118,703
Pirelli & Company SpA *	54,326	59,676
Prysmian SpA *	2,496	61,765
Saipem SpA	2,499	99,794
Seat Pagine Gialle SpA	71,507	28,169
Snam Rete Gas SpA	17,943	114,582
Telecom Italia SpA	207,306	642,711
Telecom Italia SpA-RNC	120,630	286,040
Terna SpA	22,790	91,791
UniCredito Italiano SpA	181,344	1,491,626
Unipol Gruppo Finanziario SpA, ADR	4,827	16,588

		10,586,557

Japan - 14.18%
Access Company, Ltd. *	4	18,017
Acom Company, Ltd. (a)	1,333	26,929
Aderans Company, Ltd. (a)	717	11,278
Advantest Corp. (a)	3,020	85,392
AEON Company, Ltd.	13,296	193,950
AEON Credit Service Company, Ltd.	1,423	20,959

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Aeon Mall Company, Ltd.	1,500	$39,365
Aiful Corp.	1,398	24,561
Aioi Insurance Company, Ltd.	4,000	18,879
Aisin Seiki Company	3,821	158,198
Ajinomoto Company, Inc.	13,695	154,990
Alfresa Holdings Corp.	576	34,728
All Nippon Airways Company, Ltd.	13,285	48,955
Alps Electric Company, Ltd.	3,662	47,310
Amada Company, Ltd.	7,171	62,198
Aoyama Trading Company, Ltd.	1,358	35,170
Aozora Bank, Ltd. *	4,000	11,615
Asahi Breweries, Ltd.	8,699	146,735
Asahi Glass Company, Ltd.	18,809	248,756
Asahi Kasei Corp.	25,037	165,231
ASATSU-DK, Inc.	752	20,939
Asics Corp. (a)	3,000	42,978
Astellas Pharmaceuticals, Inc.	9,605	416,575
Autobacs Seven Company, Ltd.	447	9,063
Bank of Kyoto, Ltd. (a)	6,000	70,980
Benesse Corp.	1,546	65,419
Bridgestone Corp.	12,547	221,518
Brother Industries, Ltd. *	1,800	23,173
Canon Sales Company, Inc.	1,500	27,871
Canon, Inc.	21,026	962,288
Casio Computer Company, Ltd.	4,267	49,618
Central Glass Company, Ltd.	4,114	15,523
Central Japan Railway Company, Ltd.	31	263,501
Chiba Bank, Ltd.	15,104	121,532
Chiyoda Corp.	3,000	33,833
Chubu Electric Power Company, Inc.	13,423	348,930
Chugai Pharmaceutical Company, Ltd. (a)	5,584	79,861
Chugoku Electric Power Company, Inc.	2,300	44,712
Circle K Sunkus Company, Ltd.	1,088	16,082
Citizen Watch Company, Ltd. (a)	7,565	73,466
Coca-Cola West Japan Company, Ltd.	1,323	29,208
COMSYS Holdings Corp.	2,057	16,743
Cosmo Oil Company, Ltd.	8,000	29,571
Credit Saison Company, Ltd.	3,109	84,692
CSK Corp.	1,310	42,219
Dai Nippon Printing Company, Ltd.	13,047	191,095
Daicel Chemical Industries, Ltd.	6,466	38,665
Daido Steel Company, Ltd.	7,000	52,163
Daifuku Company, Ltd.	1,500	21,145
Daihatsu Motor Company, Ltd. *	1,000	9,262
Daiichi Sankyo Company, Ltd.	14,028	431,626
Daikin Industries, Ltd.	5,185	289,199
Dainippon Ink & Chemicals, Inc.	13,990	69,748
Dainippon Screen Manufacturing
Company, Ltd. (a)	762	4,250
Daito Trust Construction Company, Ltd. (a)	1,581	86,737
Daiwa House Industry Company, Ltd.	10,285	131,403
Daiwa Securities Group, Inc.	26,649	239,245

The accompanying notes are an integral part of the financial statements.

51

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Denki Kagaku Kogyo Kabushiki Kaisha	9,523	$41,162
Denso Corp.	9,778	397,908
Dentsu, Inc. (a)	39	102,593
Dowa Mining Company, Ltd.	5,466	37,961
E-Access, Ltd.	17	10,548
East Japan Railway Company	69	567,562
Ebara Corp. (a)	7,466	25,344
EDION Corp.	1,300	13,910
Eisai Company, Ltd.	4,948	193,654
Electric Power Development Company, Ltd.	3,000	111,607
Elpida Memory, Inc. * (a)	1,800	61,542
Familymart Company, Ltd.	1,240	38,830
Fanuc, Ltd.	3,821	370,438
Fast Retailing Company, Ltd.	1,134	81,108
Fuji Electric Holdings Company, Ltd. (a)	10,580	36,569
Fuji Heavy Industries, Ltd.	4,000	18,528
Fuji Photo Film Company, Ltd.	9,833	411,565
Fuji Software ABC, Inc. (a)	782	12,320
Fuji Television Network, Inc. (a)	10	16,445
Fujikura, Ltd. (a)	6,523	32,957
Fujitsu, Ltd.	38,379	256,735
Fukuoka Financial Group, Inc. *	16,000	93,440
Furukawa Electric Company, Ltd.	11,638	44,837
Glory, Ltd.	200	4,596
Goodwill Group, Inc. * (a)	21	2,700
Gunma Bank	8,523	56,041
Gunze, Ltd.	2,762	12,081
Hakuhodo DY Holdings, Inc.	460	25,619
Hankyu Department Stores (a)	2,409	18,732
Hankyu Hanshin Holdings, Inc.	25,600	110,501
Haseko Corp. *	18,500	31,591
Hikari Tsushin, Inc. (a)	600	20,359
Hino Motors, Ltd.	5,114	33,052
Hirose Electric Company, Ltd.	617	70,807
Hitachi Cable, Ltd.	3,409	20,117
Hitachi Chemical, Ltd.	1,816	41,730
Hitachi Construction Machinery Company, Ltd.	2,257	66,999
Hitachi High-Technologies Corp.	1,100	23,883
Hitachi Metals, Ltd. * (a)	1,000	13,447
Hitachi, Ltd.	65,882	489,460
Hokkaido Electric Power Company, Inc.	3,532	76,136
Hokuhoku Financial Group, Inc.	22,866	66,103
Hokuriku Electric Power Company *	1,300	27,031
Honda Motor Company, Ltd.	30,738	1,015,425
House Food Corp.	1,199	20,144
Hoya Corp.	8,508	269,186
Ibiden Company, Ltd.	2,500	172,872
Idemitsu Kosan Company, Ltd.	400	42,130
Inpex Holdings, Inc.	17	184,493
Isetan Company, Ltd.	4,138	55,741
Ishikawajima-Harima Heavy Industries
Company, Ltd.	24,866	51,344

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Isuzu Motors, Ltd. (a)	12,000	$53,873
ITO EN, Ltd.	1,094	20,814
Itochu Corp.	30,798	297,190
Itochu Techno-Science Corp.	552	18,442
J Front Retailing Company, Ltd. *	8,759	77,386
JAFCO Company, Ltd. (a)	647	21,191
Japan Airlines System Corp. *	16,047	36,391
Japan Petroleum Exploration Company, Ltd.	600	43,657
Japan Prime Realty Investment Corp., REIT	12	47,995
Japan Real Estate Investment Corp., REIT (a)	8	99,288
Japan Retail Fund Investment Corp., REIT	8	56,729
Japan Tobacco, Inc.	90	532,147
JFE Holdings, Inc.	11,438	573,549
JGC Corp. (a)	4,114	70,539
Joyo Bank, Ltd.	14,047	78,506
JS Group Corp.	5,084	81,115
JSR Corp.	3,667	93,882
Kajima Corp.	17,809	57,802
Kamigumi Company, Ltd.	4,466	32,228
Kaneka Corp.	7,171	59,123
Kansai Electric Power Company, Ltd.	15,522	361,553
Kansai Paint Company, Ltd.	3,762	27,155
Kao Corp.	10,638	319,810
Kawasaki Heavy Industries, Ltd.	30,037	87,879
Kawasaki Kisen Kaisha, Ltd.	10,933	106,137
KDDI Corp.	50	369,953
Keihin Electric Express Railway Company,
Ltd. (a)	8,933	54,799
Keio Electric Railway Company, Ltd.	12,285	74,401
Keisei Electric Railway Company, Ltd.	5,000	26,674
Keyence Corp.	652	160,111
Kikkoman Corp.	2,762	37,780
Kinden Corp.	3,409	26,651
Kintetsu Corp. (a)	33,208	102,974
Kirin Brewery Company, Ltd.	16,104	236,255
KK DaVinci Advisors *	20	17,327
Kobe Steel Company, Ltd.	53,483	172,421
Kokuyo Company, Ltd.	1,269	11,467
Komatsu, Ltd.	18,070	484,622
Komori Corp.	105	2,314
Konami Corp. (a)	1,857	60,907
Konica Minolta Holdings, Inc.	9,609	168,455
Koyo Seiko Company, Ltd.	4,157	74,297
Kubota Corp.	23,218	156,246
Kuraray Company, Ltd.	7,700	92,895
Kurita Water Industries, Ltd.	2,181	65,783
Kyocera Corp.	3,362	297,114
KYOWA HAKKO KOGYO COMPANY, LTD. (a)	3,862	41,245
Kyushu Electric Power Company, Inc.	7,469	183,356
Lawson, Inc.	1,269	44,960
LeoPalace21 Corp.	2,498	67,116
Mabuchi Motor Company, Ltd.	482	28,934

The accompanying notes are an integral part of the financial statements.

52

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Makita Corp.	2,457	$102,720
Marubeni Corp.	32,798	229,816
Marui Company, Ltd.	6,236	61,530
Matsui Securities Company, Ltd. (a)	2,900	22,649
Matsumotokiyoshi Holdings Company, Ltd. * (a)	652	15,875
Matsushita Electric Industrial Company, Ltd.	39,607	811,582
Matsushita Electric Works, Ltd.	7,819	85,518
Mazda Motor Corp.	7,000	34,646
Mediceo Holdings Company, Ltd.	2,910	42,948
Meiji Dairies Corp. (a)	4,114	20,958
Meiji Seika Kaisha, Ltd.	466	1,978
Meitec Corp.	617	18,560
Millea Holdings, Inc.	14,500	486,801
Minebea Company, Ltd.	7,523	48,196
Mitsubishi Chemical Holdings Corp., ADR	23,000	175,483
Mitsubishi Corp.	26,544	718,405
Mitsubishi Electric Corp.	39,027	404,209
Mitsubishi Estate Company, Ltd.	23,218	553,168
Mitsubishi Gas & Chemicals Company, Inc.	7,171	69,761
Mitsubishi Heavy Industries, Ltd.	64,063	272,225
Mitsubishi Logistc Corp.	2,057	22,943
Mitsubishi Materials Corp.	22,980	97,034
Mitsubishi Motors Corp. *	29,000	48,592
Mitsubishi Rayon Company, Ltd.	9,990	48,159
Mitsubishi UFJ Financial Group, Inc.	171,800	1,620,061
Mitsubishi UFJ Lease & Finance
Company, Ltd.	650	21,496
Mitsui & Company, Ltd.	34,389	718,133
Mitsui Chemicals, Inc.	12,990	84,329
Mitsui Engineering & Shipbuilding
Company, Ltd.	15,638	60,087
Mitsui Fudosan Company, Ltd.	16,752	361,281
Mitsui Mining & Smelting Company, Ltd.	9,990	39,763
Mitsui O.S.K. Lines, Ltd.	20,513	259,331
Mitsui Sumitomo Insurance Company, Ltd.	24,741	239,546
Mitsui Trust Holdings, Inc.	13,990	106,689
Mitsukoshi, Ltd.	7,171	32,440
Mitsumi Electric Company, Ltd. (a)	1,699	56,842
Mizuho Financial Group, Inc.	194	924,108
Mizuho Trust & Banking Company, Ltd.	6,000	11,063
Murata Manufacturing Company, Ltd.	4,396	252,438
Namco Bandai Holdings, Inc.	4,067	63,090
NEC Corp.	40,617	186,564
NEC Electronics Corp. *	652	15,451
NGK INSULATORS, LTD. (a)	5,171	138,641
NGK Spark Plug Company, Ltd. (a)	3,762	65,231
NHK Spring Company, Ltd.	3,000	27,383
NICHIREI Corp.	4,466	18,390
Nidec Corp.	2,186	157,943
Nikko Cordial Corp. (a)	8,000	119,017
Nikon Corp.	5,819	197,953
Nintendo Company, Ltd.	1,992	1,169,606

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Building Fund, Inc., REIT	9	$125,683
Nippon Electric Glass Company, Ltd.	7,000	113,869
Nippon Express Company, Ltd.	16,809	85,761
Nippon Kayaku Company, Ltd.	2,409	15,634
Nippon Light Metal Company, Ltd.	7,876	13,638
NIPPON MEAT PACKERS, Inc.	3,762	37,966
Nippon Mining Holdings, Inc.	17,632	111,833
Nippon Oil Corp.	25,094	202,869
Nippon Paper Group, Inc.	17	51,209
Nippon Sheet Glass Company, Ltd.	13,171	66,488
Nippon Shokubai Company, Ltd.	2,409	23,083
Nippon Steel Corp.	113,536	694,947
Nippon Telegraph & Telephone Corp.	106	526,919
Nippon Yusen Kabushiki Kaisha	22,923	180,587
Nippon Zeon Company	3,409	20,335
NIPPONKOA Insurance Company, Ltd. *	6,000	54,473
Nishimatsu Construction Company, Ltd.	4,114	11,423
Nishi-Nippon City Bank, Ltd.	12,000	29,722
Nissan Chemical Industries, Ltd.	2,762	36,027
Nissan Motor Company, Ltd.	45,290	494,317
Nisshin Seifun Group, Inc.	3,114	31,309
Nisshin Steel Company	16,047	55,445
Nisshinbo Industries, Inc.	3,409	41,567
Nissin Food Products Company, Ltd.	1,716	55,355
Nitori Company, Ltd. (a)	768	36,806
Nitto Denko Corp.	3,332	175,120
NOK Corp.	2,492	52,433
Nomura Holdings, Inc.	35,807	599,941
Nomura Real Estate Holdings, Inc.	1,300	31,148
Nomura Real Estate Office Fund, Inc.	5	47,052
Nomura Research Institute, Ltd.	2,411	78,877
NSK, Ltd. (a)	8,285	84,925
NTN Corp.	8,228	71,329
NTT Data Corp.	26	115,158
NTT DoCoMo, Inc.	322	530,111
NTT Urban Development Corp. (a)	20	32,019
Obayashi Corp.	11,638	58,123
OBIC Company, Ltd.	120	22,087
Odakyu Electric Railway Company, Ltd. (a)	11,695	74,401
Oji Paper Company, Ltd.	17,809	87,496
Oki Electric Industry Company, Ltd. * (a)	9,638	15,008
Okuma Holdings, Inc.	3,000	31,748
Okumura Corp. (a)	4,114	19,969
Olympus Optical Company, Ltd.	4,466	182,012
Omron Corp.	4,161	97,964
Ono Pharmaceutical Company, Ltd.	700	32,676
Onward Kashiyama Company, Ltd.	2,409	24,645
Oracle Corp. - Japan (a)	852	37,408
Oriental Land Company, Ltd.	893	53,740
Orix Corp.	1,866	313,837
Osaka Gas Company, Ltd.	41,845	164,636
OSG Corp. (a)	1,500	16,292

The accompanying notes are an integral part of the financial statements.

53

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Otsuka Corp.	300	$25,625
Pioneer Electronic Corp. (a)	3,221	28,952
Promise Company, Ltd.	1,619	39,863
Q.P. Corp.	87	905
Rakuten, Inc. *	124	60,634
Resona Holdings, Inc.	113	200,310
Ricoh Company, Ltd.	13,399	244,617
Rinnai Corp. (a)	52	1,692
Rohm Company, Ltd.	2,027	175,856
Round One Corp.	6	11,891
Ryohin Keikaku Company, Ltd.	11	660
Sanken Electric Company, Ltd.	2,057	10,937
SANKYO Company, Ltd.	993	45,879
Santen Pharmaceutical Company, Ltd.	1,300	32,058
Sanwa Shutter Corp.	3,762	18,469
Sanyo Electric Company, Ltd. * (a)	29,151	39,961
Sapporo Hokuyo Holdings, Inc.	6	53,301
Sapporo Holdings (a)	5,466	44,013
SBI E*Trade Securities Compnay, Ltd.	27	24,729
SBI Holdings, Inc.	176	47,325
Secom Company, Ltd. (a)	4,190	228,748
SEGA SAMMY HOLDINGS, INC. (a)	4,292	53,152
Seiko Epson Corp. (a)	2,622	55,846
Seino Transportation Company, Ltd.	2,409	16,210
Sekisui Chemical Company, Ltd.	10,228	68,318
Sekisui House, Ltd.	9,638	103,014
Seven & I Holdings Company, Ltd.	15,881	461,381
Sharp Corp.	20,218	360,652
Shikoku Electric Power Company, Inc. *	1,500	40,144
Shimachu Company, Ltd.	723	20,370
Shimamura Company, Ltd. (a)	376	31,793
Shimano, Inc.	1,369	49,223
Shimizu Corp.	10,695	46,423
Shin-Etsu Chemical Company, Ltd.	8,311	516,871
Shinko Electric Industries Company, Ltd.	1,200	24,217
Shinko Securities Company, Ltd.	11,000	44,991
Shinsei Bank, Ltd.	28,094	101,995
Shionogi & Company, Ltd.	6,523	115,647
Shiseido Company, Ltd.	6,523	153,927
Shizuoka Bank, Ltd.	11,342	124,404
Showa Denko K.K.	23,161	82,258
Showa Shell Sekiyu K.K.	3,555	39,244
SMC Corp.	1,164	138,474
SOFTBANK Corp.	15,088	309,451
Sojitz Holdings Corp.	19,891	70,941
Sompo Japan Insurance, Inc.	17,104	153,384
Sony Corp.	19,742	1,075,601
Sony Financial Holdings, Inc. * (a)	19	72,622
Square Enix Company, Ltd. * (a)	700	21,311
Stanley Electric Corp.	2,908	72,226
Sumco Corp.	2,300	65,418
Sumitomo Bakelite Company, Ltd. (a)	762	4,565

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Sumitomo Chemical Company, Ltd.	31,446	$278,474
Sumitomo Corp.	21,366	298,940
Sumitomo Electric Industries, Ltd.	15,199	239,712
Sumitomo Heavy Industries, Ltd.	11,990	109,320
Sumitomo Metal Industries, Ltd.	81,577	373,048
Sumitomo Metal Mining Company, Ltd.	11,285	190,790
Sumitomo Mitsui Financial Group, Inc.	129	954,635
Sumitomo Osaka Cement Company, Ltd.	6,523	12,332
Sumitomo Realty &
Development Company, Ltd.	7,876	192,616
Sumitomo Rubber Industries, Inc.	3,100	27,155
Sumitomo Titanium Corp.	300	21,956
Sumitomo Trust & Banking Company, Ltd.	25,446	167,708
Suruga Bank, Ltd.	4,114	44,755
Suzuken Company, Ltd.	1,523	54,210
Suzuki Motor Corp.	3,200	95,937
T&D Holdings, Inc.	3,891	197,979
TAIHEIYO CEMENT CORP.	18,809	44,431
Taisei Corp.	20,866	56,121
Taisho Pharmaceuticals Company, Ltd.	2,762	53,152
Taiyo Nippon Sanso Corp. (a)	5,819	54,674
Taiyo Yuden Company, Ltd.	2,057	32,863
Takara Holdings, Inc.	3,409	20,444
Takashimaya Company, Ltd.	5,819	70,125
Takeda Pharmaceutical Company, Ltd.	16,649	972,648
Takefuji Corp.	2,056	49,382
Tanabe Seiyaku Company, Ltd.	4,000	37,157
TDK Corp.	2,268	167,045
Teijin, Ltd.	18,104	77,158
Terumo Corp.	3,403	177,408
The 77th Bank, Ltd.	6,523	40,587
The Bank of Yokohama, Ltd.	23,684	165,016
The Hachijuni Bank, Ltd.	9,000	60,471
The Hiroshima Bank, Ltd. (a)	9,000	48,577
The Japan Steel Works, Ltd.	7,000	101,503
The Tokyo Electric Power Company, Ltd.	23,867	617,827
THK Company, Ltd. (a)	2,781	56,208
TIS, Inc. (a)	817	14,050
Tobu Railway Company, Ltd.	16,752	77,996
Toda Corp.	3,762	18,035
Toho Company, Ltd.	1,933	43,181
Toho Titanium Company, Ltd.	500	14,829
Tohoku Electric Power Company, Inc.	8,480	190,770
Tokai Rika Company, Ltd.	1,100	33,914
Tokuyama Corp. (a)	4,000	39,910
Tokyo Broadcasting Company, Ltd. (a)	852	18,253
Tokyo Electron, Ltd.	3,432	208,568
Tokyo Gas Company, Ltd.	46,835	218,782
Tokyo Seimitsu Company, Ltd.	600	14,554
Tokyo Steel Manufacturing Company, Ltd.	1,800	19,903
Tokyo Tatemono Company, Ltd.	6,000	56,277
Tokyu Corp.	21,866	142,756

The accompanying notes are an integral part of the financial statements.

54

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tokyu Land Corp.	9,171	$78,470
TonenGeneral Sekiyu K.K.	6,171	60,680
Toppan Printing Company, Ltd.	10,990	107,777
Toray Industries, Inc.	26,389	205,391
Toshiba Corp. (a)	59,711	440,665
Tosoh Corp.	9,228	39,336
Toto, Ltd. (a)	5,171	40,961
Toyo Seikan Kaisha, Ltd.	3,209	56,900
Toyo Suisan Kaisha, Ltd.	1,705	30,667
Toyobo Company, Ltd.	933	1,881
Toyoda Gosei Company, Ltd.	1,134	39,967
Toyota Boshoku Corp. (a)	1,500	48,254
Toyota Industries Corp.	3,590	145,552
Toyota Motor Corp.	53,747	2,862,494
Toyota Tsusho Corp.	4,400	118,638
Trend Micro, Inc. *	2,233	79,425
Ube Industries, Ltd.	21,037	71,205
UNI Charm Corp.	858	54,147
UNY Company, Ltd.	3,762	31,777
Urban Corp.	2,700	35,634
Ushio, Inc.	1,957	42,717
USS Company, Ltd.	393	24,407
Wacoal Corp. (a)	57	743
West Japan Railway Company, Ltd.	34	168,667
Yahoo Japan Corp. (a)	303	135,122
Yakult Honsha Company, Ltd.	1,957	44,974
Yamada Denki Company, Ltd.	1,726	194,702
Yamaha Corp.	3,426	78,169
Yamaha Motor Company, Ltd.	3,591	85,942
Yamato Kogyo Company, Ltd. *	600	24,292
Yamato Transport Company, Ltd.	7,580	108,957
Yamazaki Baking Company, Ltd. (a)	1,409	13,752
YASKAWA Electric Corp.	5,000	67,450
Yokogawa Electric Corp.	3,814	41,877

		54,735,654

Korea - 0.00%
LG Philips LCD Company, Ltd., ADR *	57	1,481

Luxembourg - 0.47%
ArcelorMittal	17,873	1,387,889
Millicom International Cellular SA, ADR *	624	70,979
SES, ADR	2,639	69,342
Tenaris SA, ADR (a)	6,160	275,537

		1,803,747

Malaysia - 0.45%
AirAsia BHD *	13,200	6,347
AMMB Holdings BHD	29,362	33,487
Berjaya Sports Toto BHD	15,600	23,711
British American Tobacco Malaysia BHD	2,400	29,867
Bursa Malaysia BHD	6,000	25,674
Commerce Asset Holdings	48,100	158,364
Digi.Com BHD *	2,800	20,895

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
DRB-Hicom BHD	9,800	$4,646
Gamuda BHD	28,800	41,707
Genting BHD	35,100	83,139
Guinness Anchor BHD	2,200	3,684
Hong Leong Bank BHD	9,200	17,586
Hong Leong Credit BHD	3,400	6,127
IGB Corp. BHD	15,700	10,637
IJM Corp. BHD	11,300	29,181
IOI Corp. BHD *	62,350	145,074
IOI Properties BHD	700	2,752
KLCC Property Holdings BHD	6,800	7,147
KNM Group BHD	10,600	24,395
Kuala Lumpur Kepong BHD	8,100	42,320
Lafarge Malayan Cement BHD	5,670	10,005
Magnum Corp. BHD	16,800	16,527
Malayan Bank BHD	37,000	127,904
Malaysian Airline System BHD *	5,600	8,202
Malaysian Bulk Carriers BHD	2,525	3,381
Malaysian Pacific Industries BHD	1,400	3,918
Malaysian Plantations BHD	12,700	11,750
Malaysian Resources Corp. BHD *	7,600	5,781
Media Prima BHD	6,100	5,158
MISC BHD	21,200	63,107
MMC Corp. BHD	6,500	18,080
Mulpha International BHD *	12,300	5,747
Multi-Purpose Holdings BHD	4,700	3,265
Petronas Dagangan BHD	4,000	10,409
Petronas Gas BHD	9,300	29,911
PLUS Expressways BHD	28,700	28,291
POS Malaysia & Services Holdings BHD *	6,100	4,480
PPB Group BHD	9,200	30,402
Proton Holdings BHD *	5,900	6,520
Public Bank BHD	20,000	66,124
Resorts World BHD	52,100	60,719
RHB Capital BHD	5,900	10,366
Scomi Group BHD	11,400	4,728
Shell Refining Company Federation
of Malaya BHD	1,100	3,745
Sime Darby BHD *	53,546	192,681
SP Setia BHD	14,100	21,061
Star Publications Malaysia BHD	3,800	3,938
TA Enterprise BHD	12,800	4,905
Tanjong PLC	4,300	23,904
Telekom Malaysia, BHD	19,600	65,998
Tenaga Nasional BHD	24,600	70,970
UEM World BHD	13,200	15,506
UMW Holdings BHD	4,900	23,029
YTL Corp. BHD	15,900	37,786
YTL Corp. BHD *	1,060	474
YTL Power International BHD	17,784	14,476

		1,729,988

The accompanying notes are an integral part of the financial statements.

55

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mexico - 0.87%
Alfa SA de CV (a)	6,702	$43,291
America Movil SA de CV (a)	381,319	1,170,408
Axtel SAB de CV, ADR *	11,700	29,265
Banco Compartamos SA de CV, ADR * (a)	4,600	19,977
Carso Global Telecom SAB de CV * (a)	7,000	32,774
Carso Infraestructura y Construccion SA de CV * (a)	11,400	10,717
Cemex SA de CV *	144,143	373,620
Coca-Cola Femsa SA de CV	5,853	28,771
Consorcio ARA SA de CV (a)	16,060	17,952
Controladora Comercial Mexicana SA de CV (a)	6,929	17,459
Corp. GEO SA de CV, Series B *	9,052	26,042
Desarrolladora Homex SA de CV * (a)	2,800	23,117
Empresas ICA Sociedad
Controladora SA de CV * (a)	6,900	45,512
Fomento Economico Mexicano SA de CV	44,355	169,710
Grupo Aeroportuario del Pacifico SA de CV,
B Shares (a)	9,100	40,446
Grupo Aeroportuario del Sureste SA de CV	2,092	12,804
Grupo Bimbo SA de CV	6,258	37,304
Grupo Carso SA de CV	11,588	43,860
Grupo Elektra SA de CV (a)	1,400	42,276
Grupo Financiero Banorte SA de CV	27,375	113,119
Grupo Mexico SA	25,905	162,822
Grupo Modelo SA (a)	10,217	48,668
Grupo Televisa SA	48,683	232,346
Industrias Penoles SA de CV (a)	1,898	39,978
Kimberly-Clark de Mexico SA de CV (a)	10,200	44,541
Telefonos de Mexico SA de CV (a)	154,966	286,808
TV Azteca SA de CV * (a)	24,147	14,491
Urbi Desarrollos Urbanos SA de CV *	6,300	21,761
Wal-Mart de Mexico SA de CV, Series V (a)	64,246	223,978

		3,373,817

Netherlands - 2.02%
Aegon NV	28,492	502,551
Akzo Nobel NV	5,507	443,325
ASML Holding NV *	8,319	262,663
Buhrmann NV	1,194	9,291
Corio NV	751	60,754
DSM NV	2,818	133,138
Fugro NV - CVA	1,147	88,586
Hagemeyer NV	5,551	37,969
Heineken Holding NV	1,059	60,102
Heineken NV	4,971	321,040
ING Groep NV	37,451	1,459,291
Koninklijke (Royal) KPN NV	38,375	699,138
Koninklijke (Royal) Philips Electronics NV	22,760	975,270
Koninklijke Ahold NV *	25,600	354,530
Oce NV	1,272	22,955
Randstad Holdings NV	1,071	41,856
Reed Elsevier NV (a)	14,579	289,325
SBM Offshore NV	2,731	86,103

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands (continued)
TNT Post Group NV	8,153	$338,266
TomTom NV *	994	75,073
Unilever NV (a)	34,168	1,255,356
Vedior NV	3,354	85,368
Wereldhave NV	186	20,284
Wolters Kluwer NV	5,823	191,550

		7,813,784

New Zealand - 0.10%
Auckland International Airport, Ltd.	18,756	41,822
Contact Energy, Ltd.	5,539	35,063
Fisher & Paykel Appliances Holdings, Ltd.	5,069	13,352
Fisher & Paykel Healthcare Corp.	9,802	26,260
Fletcher Building, Ltd.	9,400	82,944
Kiwi Income Property Trust	14,946	15,366
Sky City Entertainment Group, Ltd.	8,831	31,200
Sky Network Television, Ltd.	3,742	17,235
Telecom Corp. of New Zealand, Ltd.	36,307	121,285
Vector, Ltd.	4,817	8,144

		392,671

Norway - 0.75%
Acergy SA	3,939	86,661
Aker Kvaerner ASA *	3,351	88,441
Den Norske Bank ASA	15,199	231,207
Det Norske Oljeselskapb ASA *	7,500	13,770
Lighthouse Caledonia ASA *	452	430
Norsk Hydro ASA	14,691	209,183
Ocean Rig ASA *	1,625	11,788
Orkla ASA	16,961	324,750
Pan Fish ASA *	53,200	33,924
Petroleum Geo-Services ASA *	3,465	99,782
ProSafe ASA *	3,700	64,012
Renewable Energy Corp ASA *	3,597	180,420
Schibsted ASA	429	18,517
Statoil ASA	26,208	808,537
Stolt-Nielsen SA	400	12,135
Storebrand ASA	8,141	84,458
Tandberg ASA	1,036	21,391
Telenor ASA	17,209	408,352
TGS Nopec Geophysical Company ASA *	1,000	13,632
Tomra Systems ASA	1,467	10,327
Yara International ASA	3,691	169,738

		2,891,455

Peru - 0.12%
Cia de Minas Buenaventura SA	1,973	111,294
Credicorp SA	1,069	80,175
Minsur SA	8,301	23,274
Southern Peru Copper Corp.	1,951	207,294
Volcan Compania Minera SA, CMN Series B	9,513	24,449

		446,486

Philippines - 0.11%
Ayala Corp.	2,808	37,933

The accompanying notes are an integral part of the financial statements.

56

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Philippines (continued)
Ayala Land, Inc.	117,600	$39,956
Banco De Oro	8,500	12,368
Bank of the Philippine Islands	24,560	36,436
Filinvest Land, Inc. *	112,500	3,652
First Philippine Holdings Corp.	5,200	9,048
Globe Telecommunications, Inc.	600	22,699
International Container Terminal Services, Inc.	19,722	21,640
Jollibee Foods Corp.	8,000	9,990
Manila Electric Company	4,840	9,557
Megaworld Corp.	189,000	16,864
Metropolitan Bank & Trust Company	12,400	16,198
Petron Corp.	25,000	3,415
Philippine Long Distance Telephone Company	1,250	95,659
PNOC Energy Development Corp.	125,199	19,478
San Miguel Corp.	5,600	7,985
SM Investments Corp.	3,138	25,547
SM Prime Holdings, Ltd.	98,916	24,069

		412,494

Poland - 0.33%
Agora SA	895	19,983
Bank BPH SA	184	7,782
Bank Millennium SA	6,188	28,919
Bank Pekao SA	2,210	203,742
Bank Zachodni WBK SA	469	47,699
Bioton SA *	22,883	8,240
Boryszew SA *	430	2,078
BRE Bank SA *	190	38,873
Cersanit-Krasnystaw SA *	1,513	20,314
Computerland SA	64	905
Debica SA	142	6,015
Echo Investment SA *	4,850	15,653
Getin Holding SA *	3,666	21,748
Globe Trade Centre SA *	2,583	46,675
Grupa Kety SA	91	5,939
Grupa Lotos SA	517	9,318
KGHM Polska Miedz SA	2,559	109,407
Orbis SA	558	15,715
PBG SA *	188	23,341
Polimex Mostostal SA	9,197	31,642
Polish Oil & Gas Company	25,256	52,157
Polska Grupa Farmaceutyczna SA	156	5,613
Polski Koncern Naftowy Orlen SA *	6,838	144,384
Powszechna Kasa Oszczednosci Bank Polski SA	10,649	227,015
Prokom Software SA	110	5,878
Softbank SA	605	18,014
Telekomunikacja Polska SA	14,928	135,799
TVN SA	3,361	34,073

		1,286,921

Portugal - 0.30%
Banco BPI, SA (a)	5,964	46,478

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Portugal (continued)
Banco Comercial dos Acores, SA	47,481	$202,381
Banco Espirito Santo SA	4,938	108,107
Brisa Auto Estrada, SA	6,589	96,657
Cimpor-Cimentos De Portugal, SA (a)	4,621	40,376
Electricidade De Portugal, SA	44,049	288,670
Jeronimo Martins, SGPS SA	3,740	29,714
Portugal Telecom, SGPS, SA	17,314	227,092
PT Multimedia.com, SGPS, SA	5,175	72,099
Sonae Industria, SGPS SA *	1,232	11,869
Sonae, SGPS, SA	15,740	45,365

		1,168,808

Russia - 1.92%
AFK Sistema, Reg. S, Spons. GDR	1,919	80,120
JSC MMC Norilsk Nickel, ADR	1,737	470,293
Lukoil Oil Company, ADR	10,185	881,002
Mechel Steel Group, ADR	764	74,215
Mobile Telesystems, SADR	4,121	419,476
NovaTek OAO, ADR	1,585	121,701
Novolipetsk Steel, ADR	2,499	102,209
OAO Gazprom, SADR	50,741	2,877,015
Polyus Gold Company ZAO, SADR (a)	1,627	74,679
RAO Unified Energy System, SADR (a)	2,454	313,867
Rostelecom, ADR	1,268	88,189
Sberbank, ADR	1,600	675,200
Sberbank	209	113,939
Severstal, ADR	4,250	98,600
Sibirtelecom, ADR	359	34,464
Surgutneftegaz, ADR (a)	3,062	187,701
Tatneft, ADR	1,397	169,037
UralsvyAzinform, ADR	1,226	15,080
VolgaTelecom, ADR	636	7,441
VTB Bank OJSC, GDR *	18,195	185,548
Vympel Communicatii, SADR	9,495	394,992
Wimm-Bill-Dann Foods OJSC, ADR	323	42,326

		7,427,094

Singapore - 0.82%
Allgreen Properties, Ltd.	15,369	15,659
Ascendas, REIT *	21,469	36,345
Capitacommercial * (a)	21,000	35,204
Capitaland, Ltd. *	32,275	138,860
CapitaMall Trust *	20,658	48,982
Chartered Semiconductor Manufacturing, Ltd. *	570	378
City Developments, Ltd.	10,285	100,164
ComfortDelGro Corp., Ltd.	37,731	47,417
Cosco Corp. Singapore, Ltd.	16,000	63,167
DBS Group Holdings, Ltd.	23,684	336,146
Fraser and Neave, Ltd.	16,900	68,465
Genting International PLC * (a)	48,000	22,658
Haw Par Corp., Ltd.	1,877	9,161
Jardine Cycle and Carriage, Ltd.	2,557	38,180
Keppel Corp., Ltd.	22,980	204,767

The accompanying notes are an integral part of the financial statements.

57

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Singapore (continued)
Keppel Land, Ltd.	7,876	$39,407
Neptune Orient Lines, Ltd.	8,638	23,220
Olam International, Ltd.	13,000	25,572
Oversea-Chinese Banking Corp., Ltd.	51,752	294,961
Parkway Holdings, Ltd.	12,229	33,233
SembCorp Industries, Ltd.	18,604	73,943
SembCorp Marine, Ltd.	17,293	47,838
Singapore Airlines, Ltd.	11,260	135,269
Singapore Exchange, Ltd.	16,399	150,224
Singapore Land, Ltd.	2,409	13,207
Singapore Petroleum Company, Ltd.	4,000	20,882
Singapore Post, Ltd.	31,151	24,045
Singapore Press Holdings, Ltd. (a)	31,441	97,618
Singapore Technologies Engineering, Ltd.	27,798	71,696
Singapore Telecommunications, Ltd.	165,410	455,087
SMRT Corp., Ltd.	14,990	17,391
Suntec Real Estate Investment Trust * (a)	809	952
United Overseas Bank, Ltd.	25,037	342,890
United Overseas Land, Ltd.	10,531	32,673
Venture Corp., Ltd.	4,466	39,169
Wilmar International, Ltd.	8,000	29,727
Wing Tai Holdings, Ltd.	9,228	17,065
Yanlord Land Group, Ltd. (a)	9,000	20,566

		3,172,188
South Africa - 1.29%
ABSA Group, Ltd.	3,024	49,152
African Bank Investments, Ltd. (a)	9,208	44,583
African Rainbow Minerals, Ltd.	2,286	50,475
Allan Gray Property Trust (a)	8,797	8,718
Anglo Platinum, Ltd.	1,464	215,961
AngloGold Ashanti, Ltd.	4,502	193,463
Aspen Pharmacare Holdings, Ltd. *	3,929	21,892
Aveng, Ltd.	8,169	72,224
AVI, Ltd.	2,802	8,249
Barloworld, Ltd.	4,271	67,027
Bidvest Group, Ltd. *	5,328	93,776
Ellerine Holdings, Ltd.	1,150	14,053
FirstRand, Ltd.	58,511	168,772
Foschini, Ltd.	3,862	27,180
Freeworld Coatings, Ltd. *	4,271	6,593
Gold Fields, Ltd.	12,849	184,905
Grindrod, Ltd.	2,953	10,194
Harmony Gold Mining Company, Ltd. *	7,164	73,731
Hulamin, Ltd.	73	219
Impala Platinum Holdings, Ltd. (a)	10,936	379,996
Imperial Holdings, Ltd.	3,712	56,681
Investec, Ltd.	3,548	33,805
JD Group, Ltd.	3,458	25,825
Kumba Iron Ore, Ltd.	1,637	68,569
Kumba Resources, Ltd.	2,419	36,732
Lewis Group, Ltd. (a)	1,660	11,203

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Liberty Group, Ltd.	2,285	$30,020
Massmart Holdings, Ltd.	4,162	43,660
Metropolitan Holdings, Ltd.	4,942	10,950
Mittal Steel South Africa, Ltd.	4,327	86,545
MTN Group, Ltd.	30,408	569,532
Murray & Roberts Holdings, Ltd.	5,984	88,800
Nampak, Ltd. *	4,890	15,447
Naspers, Ltd.	7,253	171,668
Nedbank Group, Ltd.	4,305	86,126
Network Healthcare Holdings, Ltd. *	23,875	40,344
Pick’n Pay Stores, Ltd.	4,044	22,160
Pretoria Portland Cement Company, Ltd.	11,048	70,601
Remgro, Ltd. *	4,660	134,928
Reunert, Ltd.	3,548	37,204
RMB Holdings, Ltd.	6,984	30,304
Sanlam, Ltd.	46,616	155,202
Sappi, Ltd.	4,055	57,731
Sasol, Ltd.	12,180	603,563
Shoprite Holdings, Ltd. (a)	9,221	58,157
Spar Group, Ltd.	1,559	13,750
Standard Bank Group, Ltd.	25,169	368,788
Steinhoff International Holdings, Ltd. *	20,743	58,763
Super Group, Ltd.	5,037	8,532
Telkom SA, Ltd.	6,099	123,468
Tiger Brands, Ltd.	3,408	83,631
Truworths International, Ltd.	9,550	37,842
Woolworths Holdings, Ltd.	15,999	37,560

		4,969,254
South Korea - 2.68%
Amorepacific Corp. *	60	45,252
Asiana Airlines *	566	5,105
Cheil Communications, Inc. *	30	8,992
Cheil Industries, Inc. *	840	46,286
CJ CheilJedang Corp. *	125	39,528
Daegu Bank *	2,740	45,172
Daelim Industrial Company *	580	109,669
Daewoo Engineering & Construction
Company, Ltd. *	2,851	73,878
Daewoo International Corp. *	1,020	42,668
Daewoo Securities Company, Ltd.	2,380	76,629
Daewoo Shipbuilding & Marine Engineering
Company, Ltd. *	2,010	109,641
Daishin Securities Company, Ltd. (a)	320	9,958
Daum Communications Corp. *	71	5,831
DC Chemical Company, Ltd. *	230	60,679
Dongbu Insurance Company, Ltd.	800	46,050
Dongkuk Steel Mill Company, Ltd. *	760	38,131
Doosan Corp. * (a)	160	30,596
Doosan Heavy Industries and Construction
Company, Ltd. * (a)	670	89,045
Doosan Infracore Company, Ltd. *	1,610	50,677
GS Engineering & Construction Corp. *	750	123,330

The accompanying notes are an integral part of the financial statements.

58

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
GS Holdings Corp. *	430	$26,386
Hana Financial Group, Inc.	2,370	127,248
Hanjin Heavy Industries & Construction
Company, Ltd. *	657	48,360
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. *	243	10,688
Hanjin Shipping Company, Ltd. * (a)	1,060	44,497
Hankook Tire Company, Ltd. *	2,050	38,839
Hanmi Pharm Company, Ltd. *	48	8,398
Hanwha Chem Corp. *	1,100	21,438
Hanwha Corp. *	970	72,387
Hite Brewery Company, Ltd. *	230	34,774
Honam Petrochemical Corp. *	270	29,990
Hynix Semiconductor, Inc. * (a)	1,750	47,931
Hyosung Corp. *	460	28,405
Hyundai Autonet Company, Ltd. * (a)	600	4,044
Hyundai Department Store Company, Ltd. *	320	40,329
Hyundai Development Company *	1,320	127,606
Hyundai Engineering & Construction
Company, Ltd. *	930	86,458
Hyundai Heavy Industries *	870	405,507
Hyundai Marine & Fire
Insurance Company, Ltd.	600	16,145
Hyundai Merchant Marine Company, Ltd. * (a)	740	33,573
Hyundai Mipo Dockyard * (a)	230	69,819
Hyundai Mobis *	1,140	105,338
Hyundai Motor Company, Ltd. *	3,190	241,771
Hyundai Securities Company, Ltd. (a)	2,994	72,254
Hyundai Steel Company *	1,080	90,116
Industrial Bank Of Korea *	1,470	27,426
Kangwon Land, Inc. *	2,000	52,150
KCC Corp. (a)	100	56,032
Kia Motors Corp. * (a)	3,770	40,267
Kookmin Bank, SADR *	554	40,619
Kookmin Bank *	6,380	470,295
Korea Electric Power Corp., ADR *	744	15,512
Korea Electric Power Corp. * (a)	4,950	208,142
Korea Exchange Bank *	5,560	86,257
Korea Gas Corp. *	430	29,540
Korea Investment Holdings Company, Ltd.	860	73,213
Korea Line Corp. * (a)	110	19,130
Korea Zinc Company, Ltd. *	260	35,871
Korean Air Lines Company, Ltd. * (a)	717	58,207
Korean Reinsurance Company, Ltd.	1,230	16,991
KT Corp., SADR *	266	6,863
KT Corp. * (a)	2,650	138,438
KT Freetel Company, Ltd. *	1,520	48,980
KT&G Corp. *	2,240	190,162
Kumho Industrial Company, Ltd. *	370	22,015
LG Chem, Ltd. *	1,109	104,906
LG Corp. *	840	61,876
LG Dacom Corp. *	700	15,746

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
LG Electronics, Inc. *	1,910	$201,783
LG Fashion Corp., Ltd. *	382	12,127
LG Household & Health Care, Ltd. * (a)	240	49,452
LG International Corp. * (a)	507	11,876
LG Philips LCD Company, Ltd. *	2,200	116,340
LG Telecom, Ltd. *	2,476	25,852
Lotte Chilsung Beverage Company, Ltd. *	10	11,171
Lotte Confectionery Company, Ltd. *	10	18,055
Lotte Shopping Company, Ltd. *	180	78,872
LS Cable, Ltd. *	370	35,226
Mirae Asset Securities Company, Ltd. (a)	440	79,509
NCSoft Corp. * (a)	240	12,447
NHN Corp. *	804	191,719
Nong Shim Company, Ltd. *	50	10,328
Orion Corp. *	60	15,930
Pacific Corp. * (a)	40	6,600
Poongsan Corp. *	460	10,693
POSCO, SADR	320	48,131
POSCO	1,430	863,978
Pusan Bank *	2,410	40,139
S1 Corp. *	320	19,177
Samsung Card Company, Ltd. *	660	35,095
Samsung Corp. *	2,720	206,365
Samsung Electro-Mechanics Company, Ltd. * (a)	1,260	65,216
Samsung Electronics Company, Ltd.	2,260	1,330,004
Samsung Engineering Company, Ltd. *	630	62,338
Samsung Fine Chemicals Company, Ltd. *	100	4,627
Samsung Fire & Marine
Insurance Company, Ltd.	740	199,166
Samsung Heavy Industries Company, Ltd. *	3,520	149,406
Samsung SDI Company, Ltd. *	680	47,824
Samsung Securities Company, Ltd. (a)	1,050	100,124
Samsung Techwin Company, Ltd. * (a)	1,140	50,463
Shinhan Financial Group Company, Ltd.,
SADR *	175	20,066
Shinhan Financial Group Company, Ltd. *	6,350	360,202
Shinsegae Company, Ltd. *	290	223,473
SK Corp. *	762	159,273
SK Energy Company, Ltd. *	1,017	194,000
SK Networks Company, Ltd. *	850	20,182
SK Telecom Company, Ltd., ADR	657	19,605
SK Telecom Company, Ltd.	720	189,867
S-Oil Corp.	880	73,905
STX Engine Company, Ltd. *	260	17,703
STX Shipbuilding Company, Ltd. *	910	47,845
Taihan Electric Wire Company, Ltd. *	400	20,619
Tong Yang Investment Bank	1,930	37,043
Woongjin Coway Company, Ltd. *	990	31,960
Woori Finance Holdings Company, Ltd. *	2,310	46,370
Woori Investment & Securities Company, Ltd. (a)	1,740	48,335
Yuhan Corp. *	68	14,676

		10,343,213

The accompanying notes are an integral part of the financial statements.

59

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Spain - 3.08%
Abertis Infraestructuras SA	4,846	$154,684
Acciona SA	566	178,330
Acerinox SA (a)	3,202	78,431
ACS Actividades SA	4,169	246,899
Aguas de Barcelona SA-Class A (a)	1,239	49,830
Altadis SA, Series A (a)	5,016	363,957
Antena 3 de Television SA	1,788	27,304
Banco Bilbao Vizcaya Argentaria SA	74,165	1,805,482
Banco de Sabadell SA (a)	9,315	100,750
Banco Popular Espanol SA (a)	16,702	284,666
Banco Santander Central Hispano SA	123,688	2,671,407
Bankinter SA, ADR	2,547	46,514
Cintra Concesiones de Infraestructuras de
Transporte SA (a)	3,942	59,201
Corporacion Mapfre SA (a)	10,034	44,023
Fomento de Construcciones SA	902	67,393
Gamesa Corporacion Tecno SA	3,435	158,939
Gas Natural SDG SA (a)	2,230	130,173
Gestevision Telecinco SA	1,724	43,824
Grupo Ferrovial SA	1,229	85,930
Iberdrola SA, GDR	9,196	137,274
Iberdrola SA (a)	64,912	983,383
Iberia Lineas Aereas de Espana SA	9,266	40,227
Indra Sistemas SA (a)	2,207	59,853
Industria de Diseno Textil SA	4,279	258,922
Promotora de Informaciones SA	1,616	30,031
Red Electrica De Espana	2,068	130,555
Repsol YPF SA	15,764	562,352
Sacyr Vallehermoso SA (a)	1,534	59,050
Sogecable SA *	1,008	40,262
Telefonica SA	84,429	2,736,872
Union Fenosa SA	2,161	145,875
Zardoya Otis SA	2,385	66,948
Zeltia SA *	2,496	21,975

		11,871,316
Sweden - 1.62%
Alfa Laval AB	1,917	107,639
Assa Abloy AB - Series B	6,301	126,358
Atlas Copco AB, Series A, ADR *	13,021	193,535
Atlas Copco AB, Series B, ADR *	7,502	102,245
Axfood AB	212	8,507
Billerud Aktibolag AB	793	8,141
Boliden AB *	6,000	74,628
Castellum AB	1,352	13,989
D. Carnegie & Company AB	627	12,148
Electrolux AB, Series B	4,999	82,915
Elekta AB, Series B	723	12,024
Eniro AB	1,366	12,138
Ericsson LM, Series B	288,750	675,841
Fabege AB, ADR	1,104	11,227
Getinge AB, Series B	3,331	89,053
Hennes & Mauritz AB, B shares	9,268	559,839

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
Hoganas AB, Series B	447	$9,460
Holmen AB, Series B	1,129	41,780
Husqvarna AB, B Shares	5,579	66,083
Investor AB, B shares	4,400	99,597
Kungsleden AB	1,167	12,931
Lundin Petroleum AB, Series A *	4,812	49,996
Modern Times Group AB, Series B	1,026	71,202
Nobia AB	1,200	10,594
Nordea Bank AB	40,698	682,054
OMX AB	775	31,460
Oriflame Cosmetics AB	384	24,444
Sandvik AB *	18,479	316,901
SAS AB *	1,346	17,190
Scania AB, Series B *	7,348	174,397
Securitas AB, B Shares	6,101	84,849
Securitas Direct AB, B Shares *	2,607	10,506
Securitas Systems AB, B Shares	5,101	18,020
Skandinaviska Enskilda Banken AB, Series A	9,333	238,253
Skanska AB, Series B	7,341	137,386
SKF AB, B Shares *	8,048	135,653
SSAB Svenskt Stal AB, Series A	3,427	92,485
SSAB Svenskt Stal AB, Series B	1,557	37,951
Svenska Cellulosa AB, ADR	10,924	192,927
Svenska Handelsbanken AB, Series A	9,561	305,630
Swedbank AB, A shares	3,500	98,496
Swedish Match AB	5,347	127,302
Tele2 AB, Series B	6,023	119,862
Teliasonera AB	43,557	406,935
Trelleborg AB, Series B	646	13,482
Volvo AB, Series A *	9,710	161,530
Volvo AB, Series B *	21,180	354,387
Wihlborgs Fastigheter AB	171	3,039

		6,237,009
Switzerland - 4.95%
ABB, Ltd.	43,925	1,266,436
Actelion, Ltd. *	1,835	83,825
Adecco SA	2,791	150,030
Ciba Specialty Chemicals AG	1,376	63,626
Compagnie Financiere
Richemont AG, Series A *	10,855	741,623
Credit Suisse Group AG	21,407	1,288,606
EFG International, ADR	761	30,664
Geberit AG, ADR	803	109,382
Givaudan AG	132	127,393
Holcim, Ltd.	4,186	446,230
Julius Baer Holding AG	2,109	173,054
Kudelski SA	577	11,367
Kuehne & Nagel International AG	1,143	109,752
Kuoni Reisen Holding AG, Series B	62	32,259
Lindt & Spruengli AG, ADR	15	51,683
Logitech International SA *	3,262	119,130
Lonza Group AG	952	115,136

The accompanying notes are an integral part of the financial statements.

60

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Nestle SA	8,070	$3,705,664
Nobel Biocare Holding AG, Series BR	508	135,291
Novartis AG	47,593	2,602,734
Pargesa Holding SA, ADR	224	25,022
Phonak Holding AG	990	111,151
PSP Swiss Property AG *	340	17,128
Rieter Holding AG	84	37,073
Roche Holdings AG - Genusschein	14,415	2,491,859
Schindler Holding AG	987	63,337
Societe Generale de Surveillance Holdings AG	99	118,026
Straumann Holding AG	148	40,628
Sulzer AG	63	92,645
Swatch Group AG, BR shares	675	202,922
Swatch Group AG	1,005	59,229
Swiss Life Holding *	713	177,923
Swiss Re	7,463	527,965
Swisscom AG	461	179,954
Syngenta AG *	2,186	554,720
Synthes AG	1,259	156,536
UBS AG	42,489	1,959,070
Unaxis Holding AG *	119	49,638
Zurich Financial Services AG	3,017	885,448

		19,114,159
Taiwan - 1.87%
Acer Sertek, Inc.	44,660	86,568
Advanced Semiconductor Engineering, Inc.	77,319	77,026
Advantech Company, Ltd.	6,200	14,063
Asia Cement Corp.	32,000	46,367
Asia Optical Company, Inc.	3,029	8,431
Asustek Computer, Inc.	61,935	184,293
AU Optronics Corp.	120,349	232,094
BenQ Corp. *	23,400	25,548
Catcher Technology Company, Ltd.	10,400	59,936
Cathay Financial Holdings Company, Ltd.	114,000	235,551
Cathay Real Estate Development
Company, Ltd.	14,000	6,453
Chang Hwa Commercial Bank, Ltd.	77,000	41,914
Cheng Shin Rubber Industry Company, Ltd.	13,910	22,454
Cheng Uei Precision Industry Company, Ltd.	6,300	13,801
Chi Mei Optoelectronics Corp.	83,040	115,448
China Airlines, Ltd.	18,537	8,265
China Development Financial Holdings Corp.	173,040	67,942
China Motor Company, Ltd.	8,040	6,036
China Steel Corp.	164,830	219,268
Chinatrust Finance Holding Company, Ltd. *	142,000	100,191
Chunghwa Picture Tubes, Ltd. *	123,000	42,201
Chunghwa Telecom Company, Ltd. *	107,400	218,181
CMC Magnetics Corp. *	52,000	17,957
Compal Communications, Inc.	3,150	7,755
Compal Electronics, Inc.	64,295	70,010
Compeq Manufactuing Company, Ltd.	14,000	4,704
Delta Electronics, Inc.	29,350	99,383

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
D-Link Corp.	13,260	$23,117
E.Sun Financial Holding Company, Ltd. *	53,000	27,410
Epistar Corp.	7,751	32,946
Eternal Chemical Company, Ltd.	10,080	10,881
EVA Airways Corp. *	19,000	7,850
Evergreen Marine Corp.	22,000	19,777
Everlight Electronics Company, Ltd.	4,000	14,484
Far Eastern Department Stores Company, Ltd.	13,000	15,574
Far Eastern Textile, Ltd.	52,530	61,059
Far EasTone Telecommunications Company,
Ltd.	16,000	20,177
Firich Enterprises Company, Ltd.	1,000	9,551
First Financial Holding Company, Ltd.	84,660	62,277
Formosa Chemicals & Fibre Corp.	56,000	142,350
Formosa Petrochemical Corp.	38,000	113,066
Formosa Plastic Corp.	81,000	225,475
Formosa Taffeta Company, Ltd.	16,000	16,034
Foxconn Technology Company, Ltd.	8,050	64,658
Fubon Group Company, Ltd.	69,000	60,873
Fuhwa Financial Holdings Company, Ltd. *	112,060	72,298
Gigabyte Technology Company, Ltd.	9,000	5,760
HannStar Display Corp. *	79,488	34,983
High Tech Computer Corp.	9,100	166,643
Hon Hai Precision Industry Company, Ltd.	99,816	615,214
Hua Nan Financial Holdings Company, Ltd.	69,000	45,015
InnoLux Display Corp.	39,513	131,727
Inotera Memories, Inc.	58,300	45,780
Inventec Appliances Corp.	3,150	6,274
Inventec Company, Ltd.	27,300	15,689
KGI Securities Company, Ltd.	44,000	22,444
Kinpo Electronics, Inc.	16,320	5,470
Kinsus Interconnect Technology Corp.	4,400	13,711
Largan Precision Company, Ltd.	2,040	26,813
Lite-On Technology Corp.	35,944	62,117
Macronix International Company, Ltd.	52,913	24,104
MediaTek, Inc.	15,750	201,881
Mega Financial Holding Company, Ltd.	172,000	105,305
Micro-Star International Company, Ltd.	11,657	9,756
Mitac International	24,346	23,680
Mosel Vitelic, Inc.	17,510	14,367
Motech Industries, Inc.	2,425	22,040
Nan Ya Plastics Corp.	100,000	262,778
Nan Ya Printed Circuit Board Corp.	3,079	20,882
Nanya Technology Corp.	54,168	30,358
Novatek Microelectronics Corp., Ltd.	8,159	30,940
Oriental Union Chemical Corp.	8,160	9,780
Pan-International Industrial Company, Ltd.	5,000	10,815
Phoenix Precision Technology Corp.	11,054	9,289
Polaris Securities Company, Ltd. *	34,760	16,077
Pou Chen Corp.	37,735	35,152
Powerchip Semiconductor Corp.	140,613	59,260
Powertech Technology, Inc.	8,050	28,335

The accompanying notes are an integral part of the financial statements.

61

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
President Chain Store Corp.	9,000	$23,571
ProMOS Technologies, Inc.	109,000	29,011
Quanta Computer, Inc.	38,680	54,583
Realtek Semiconductor Corp.	7,875	26,980
Richtek Technology Corp.	1,000	8,929
Ritek Corp. *	50,000	11,762
Shin Kong Financial Holding Company, Ltd.	65,862	44,868
Siliconware Precision Industries Company	51,907	91,178
Sino-American Silicon Products, Inc.	3,000	24,163
SinoPac Holdings Company, Ltd.	126,000	47,000
Synnex Technology International Corp.	14,700	36,256
Taishin Financial Holdings Company, Ltd. *	87,000	35,878
Taiwan Cellular Corp.	49,000	65,225
Taiwan Cement Corp.	55,550	76,289
Taiwan Cooperative Bank	24,000	16,958
Taiwan Fertilizer Company, Ltd.	12,000	29,149
Taiwan Glass Industrial Corp.	15,960	17,208
Taiwan Navigation Company, Ltd.	4,000	6,930
Taiwan Secom Company, Ltd.	4,000	6,201
Taiwan Semiconductor
Manufacturing Company, Ltd.	423,004	802,010
Tatung Company, Ltd. *	73,000	35,128
Teco Electric & Machinery Company, Ltd.	32,000	15,843
Transcend Information, Inc.	4,000	12,466
Tripod Technology Corp.	6,840	24,506
Tung Ho Steel Enterprise Corp.	12,000	19,661
U-Ming Marine Transport Corp.	9,000	24,585
Unimicron Technology Corp.	15,300	26,601
Uni-President Enterprises Corp.	56,180	74,965
United Microelectronics Corp.	243,311	151,157
Vanguard International Semiconductor Corp.	17,168	12,765
Via Technologies, Inc. *	19,000	10,637
Wafer Works Corp.	3,000	17,222
Walsin Lihwa Corp.	57,000	23,300
Wan Hai Lines, Ltd.	24,000	21,545
Waterland Financial Holding Company	22,440	7,226
Winbond Electronics Corp.	60,000	16,508
Wintek Corp.	21,000	28,506
Wistron Corp.	20,138	36,987
Ya Hsin Industrial Company, Ltd. *	14,000	0
Yageo Corp.	45,000	15,685
Yang Ming Marine Transport Corp.	23,183	17,695
Yieh Phui Enterprise Company, Ltd.	14,420	5,254
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	18,180	6,760
Yulon Motor Company, Ltd.	14,208	13,534
Zinwell Corp.	4,000	13,150
Zyxel Communications Corp.	6,120	7,860

		7,237,831

Thailand - 0.22%
Advanced Info Service PCL	16,300	46,458
Airports of Thailand PCL *	8,000	13,656

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Thailand (continued)
Bangkok Bank PCL, Foreign Shares	13,900	$49,092
Bangkok Bank PCL, NVDR (a)	2,200	7,778
Bangkok Bank PCL	4,400	15,557
Bangkok Expressway PCL	4,000	2,826
Bank of Ayudhya PCL	23,200	17,970
Banpu PCL, Reg.	2,700	32,668
BEC World PCL	13,900	11,864
C.P. Seven Eleven PCL	41,305	13,366
Central Pattana PCL	12,400	9,203
Electricity Generating PCL, Foreign Shares	3,500	11,949
Glow Energy PCL	9,700	9,647
Hana Microelectronics PCL	8,600	5,515
IRPC PCL	149,200	28,126
Kasikornbank PCL - Foreign Shares	19,800	50,938
Kasikornbank PCL, NVDR	4,300	11,073
Kasikornbank PCL	2,100	5,408
Krung Thai Bank PCL	52,000	15,881
Land & Houses PCL, Foreign Shares (a)	27,800	7,363
Land & Houses PCL, NVDR	30,300	7,961
Land & Houses PCL	19,700	5,176
National Finance PCL	10,300	4,464
Precious Shipping PCL	5,600	4,821
PTT Aromatics & Refining PCL *	18,265	23,298
PTT Chemical PCL	5,118	18,840
PTT Exploration & Production PCL	21,300	103,702
PTT PCL, Foreign Shares	15,600	171,352
Ratchaburi Electricity Generating Holding PCL	6,900	9,371
Siam Cement PCL, Foreign Shares	4,500	31,059
Siam Cement PCL, NVDR	700	4,828
Siam Cement PCL	1,700	11,726
Siam City Cement PCL	900	6,893
Siam Commercial Bank PCL	15,900	40,830
Siam Makro PCL	1,000	2,939
Thai Airways International PCL	8,000	9,322
Thai Oil Public Company, Ltd.	6,800	17,260
True Corp. PCL *	35,200	5,747

		845,927

Turkey - 0.33%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	667	3,996
Akbank AS	19,097	141,046
Akcansa Cimento AS	869	5,255
Aksigorta AS	2,477	14,511
Anadolu Efes Biracilik Ve Malt Sanayii AS (a)	4,480	52,917
Arcelik AS (a)	2,015	13,949
Asya Katilim Bankasi AS *	1,221	11,444
Aygaz AS	751	3,345
Cimsa Cimento Sanayi ve Ticaret AS	485	3,568
Dogan Sirketler Grubu Holdings AS *	10,506	19,830
Dogan Yayin Holding AS *	4,344	17,579
Eregli Demir ve Celik Fabrikalari TAS	10,804	94,694
Ford Otomotiv Sanayi AS	1,415	14,552

The accompanying notes are an integral part of the financial statements.

62

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Turkey (continued)
HACI Omer Sabanci Holdings, AS	8,960	$49,117
Hurriyet Gazetecilik AS *	3,825	11,769
Is Gayrimenkul Yatirim Ortakligi AS * (a)	3,116	4,558
KOC Holdings AS *	6,985	37,710
Migros Turk TAS	1,956	38,134
Petkim Petrokimya Holding AS *	1,258	9,212
Tofas Turk Otomobil Fabrik AS	2,534	13,233
Trakya Cam Sanayi AS	3,383	8,064
Tupras Turkiye Petrol Rafine AS	2,491	72,604
Turk Sise ve Cam Fabrikalari AS	6,703	13,472
Turkcell Iletisim Hizmetleri AS	10,931	120,063
Turkiye Garanti Bankasi AS	22,163	197,770
Turkiye Halk Bankasi AS *	6,564	68,086
Turkiye Is Bankasi AS	19,142	119,571
Turkiye Vakiflar Bankasi Tao	21,422	75,371
Ulker Gida Sanayi ve Ticaret AS	1,254	5,095
Vestel Elektronik Sanayi ve Tracaret AS *	1,652	4,076
Yapi ve Kredi Bankasi AS *	11,734	41,168

		1,285,759

United Kingdom - 15.88%
3i Group PLC	8,193	162,216
Aggreko PLC	1,968	20,660
Alliance & Leicester PLC	3,386	42,358
AMEC PLC	6,776	113,285
Anglo American PLC	26,302	1,596,564
Antofagasta PLC, ADR	3,501	49,634
ARM Holdings PLC	28,261	69,698
Arriva PLC	1,589	24,740
Associated British Foods PLC	3,212	57,296
AstraZeneca Group PLC	29,381	1,264,640
Astro All Asia Networks PLC, GDR	9,300	9,818
Aviva PLC	52,629	701,409
BAE Systems PLC	68,976	684,510
Barclays PLC	132,564	1,338,802
Barratt Developments PLC	5,449	49,007
BBA Aviation PLC	2,693	11,029
Berkeley Group Holdings PLC *	1,880	50,550
BG Group PLC	66,750	1,531,479
BHP Billiton PLC	45,689	1,393,209
BICC PLC	8,190	81,011
Biffa PLC	2,515	16,362
Bovis Homes Group PLC	2,181	26,554
BP PLC	379,162	4,633,442
Britannic Group PLC	13,425	190,027
British Airways PLC *	12,413	75,876
British American Tobacco PLC	30,189	1,180,180
British Energy Group PLC	20,979	229,728
British Land Company PLC	10,873	203,897
British Sky Broadcasting Group PLC	23,152	284,787
Brixton PLC	1,752	10,178
BT Group PLC (a)	160,295	865,921

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Bunzl PLC	7,267	$102,763
Burberry Group PLC	9,393	106,164
Cadbury Schweppes PLC	42,160	515,484
Capita Group PLC *	12,348	171,185
Carnival PLC	3,497	153,775
Carphone Warehouse	7,329	49,864
Cattles PLC	2,588	15,058
Centrica PLC	75,258	536,070
Charter PLC *	1,317	20,746
Close Brothers Group PLC	995	18,882
Cobham PLC	23,746	98,821
Compass Group PLC	40,410	246,580
Cookson Group PLC	1,706	23,660
CSR PLC *	2,219	26,383
Daily Mail and General Trust PLC	5,636	55,703
Davis Service Group PLC	2,703	27,470
De La Rue PLC	1,148	22,318
Diageo PLC	52,035	1,116,942
Dixons Group PLC	34,238	67,690
Electrocomponents PLC	2,938	12,097
EMAP PLC	3,933	71,797
Enterprise Inns PLC	11,130	107,910
FirstGroup PLC	8,408	135,720
FKI PLC	9,996	11,762
Friends Provident Ethical Investment
Trust PLC	36,691	119,650
Galiform PLC *	10,535	18,660
GKN PLC	14,532	81,221
GlaxoSmithKline PLC	112,162	2,848,523
Great Portland Estates PLC	3,310	30,841
Group 4 Securicor PLC	23,995	117,291
Hammerson PLC	5,658	115,310
Hays PLC	26,991	62,433
HBOS PLC	74,012	1,076,209
Home Retail Group	17,436	113,318
HSBC Holdings PLC	242,677	4,087,770
ICAP PLC	10,726	154,568
IMI PLC	6,290	49,344
Imperial Chemical Industries PLC	24,705	328,016
Imperial Tobacco Group PLC	13,373	723,303
Inchcape PLC	9,236	69,445
Intercontinental Hotels Group PLC	6,302	109,821
International Power PLC	30,830	277,910
Intertek Group PLC	1,236	24,401
Invensys PLC *	14,966	67,174
Investec PLC	8,372	74,458
ITV PLC	77,572	131,457
J Sainsbury PLC	32,268	271,883
Johnson Matthey PLC	4,456	166,330
Kazakhmys PLC, ADR	1,866	50,486
Kelda Group PLC	5,290	114,071
Kesa Electricals PLC	9,870	45,583

The accompanying notes are an integral part of the financial statements.

63

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Kingfisher PLC	47,331	$135,724
Ladbrokes PLC	12,833	81,914
Land Securities Group PLC	9,568	286,728
Legal & General Group PLC	131,638	341,914
Liberty International PLC	4,993	106,678
Lloyds TSB Group PLC	111,787	1,052,662
Logicacmg PLC	32,031	74,871
London Stock Exchange Group PLC	3,199	125,701
Lonmin PLC, ADR *	1,456	89,169
Man Group PLC, ADR	31,806	361,053
Marks & Spencer Group PLC	34,181	378,365
Meggitt PLC	12,001	79,423
Misys PLC	3,513	12,782
Mondi PLC	7,192	60,184
National Express Group PLC	2,707	66,582
National Grid PLC, ADR	51,660	856,764
Next Group PLC	4,029	129,778
Old Mutual PLC	105,248	350,659
Pearson PLC	16,754	242,629
Persimmon PLC	5,763	91,809
Premier Farnell PLC	8,062	23,442
Prudential PLC (a)	49,879	702,335
Punch Taverns PLC	5,255	79,974
Rank Group PLC	6,571	11,905
Reckitt Benckiser PLC	11,972	695,692
Reed Elsevier PLC (a)	26,000	349,195
Rentokil Initial PLC	38,651	92,185
Reuters Group PLC	25,382	320,919
Rexam PLC	13,152	109,507
Rio Tinto PLC	19,797	2,083,480
Rolls-Royce Group PLC, B Shares *	1,447,410	3,169
Rolls-Royce Group PLC *	37,215	403,932
Royal Bank of Scotland Group PLC	198,759	1,754,933
Royal Dutch Shell PLC, A Shares	72,207	3,048,209
Royal Dutch Shell PLC, B Shares	54,807	2,284,664
SABMiller PLC	18,070	507,146
Schroders PLC	2,213	56,780
Scottish & Newcastle PLC	16,378	240,221
Scottish & Southern Energy PLC	17,543	572,033
Segro PLC, REIT	7,989	74,324
Serco Group PLC	9,130	84,037
Severn Trent PLC	4,464	135,763
Shire PLC	5,288	121,596
Signet Group PLC	32,190	44,775
Smith & Nephew PLC	18,637	213,822
Smiths Group PLC	7,800	156,489
SSL International PLC	1,303	13,823
Stagecoach Group PLC	10,287	57,804
Standard Chartered PLC	13,105	478,288
Standard Life PLC	42,019	210,466
Tate & Lyle PLC	10,137	90,265
Taylor Woodrow PLC	21,706	87,421

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Tesco PLC	156,128	$1,485,170
The Sage Group PLC	26,835	122,582
Thomas Cook Group PLC *	10,654	59,154
Tomkins PLC	17,423	61,284
Travis Perkins PLC	2,361	56,373
Trinity Mirror PLC	2,043	14,065
TUI Travel PLC *	12,323	72,057
Tullett Prebon PLC	1,160	10,715
Tullow Oil PLC	13,849	179,876
Unilever PLC	26,176	981,709
United Business Media PLC	5,413	69,866
United Utilities PLC	18,145	272,686
Vedanta Resources PLC	1,286	52,174
Vodafone Group PLC	1,054,376	3,958,033
Whitbread PLC	4,106	112,915
William Hill PLC	6,607	69,030
William Morrison Supermarket PLC	23,077	147,443
Wolseley PLC	13,546	199,154
WPP Group PLC	22,951	294,027
Xstrata PLC	12,792	897,625
Yell Group PLC	16,401	130,706

		61,293,814
United States - 0.01%
AbitibiBowater, Inc. *	405	8,412
Marathon Oil Corp.	243	14,789
Southern Copper Corp.	130	13,667

		36,868

TOTAL COMMON STOCKS (Cost $284,852,533)		$368,363,939

PREFERRED STOCKS - 1.54%

Brazil - 1.23%
Aracruz Celulose SA	6,600	47,869
Banco Bradesco SA	15,008	480,172
Banco do Estado do Rio Grande do Sul	3,653	22,554
Banco Itau Holding Financeira SA	20,600	526,573
Bradespar SA	2,200	58,831
Brasil Telecom Participacoes SA	2,500	36,545
Brasil Telecom SA	3,515	36,039
Braskem SA, A Shares	1,000	8,090
Centrais Eletricas Brasileiras SA *	2,400	30,944
Cia Brasileira de Distribuicao Grupo Pao de
Acucar	600	11,498
Cia de Bebidas das Americas	2,610	188,638
Cia de Gas de Sao Paulo, A Shares	300	6,615
Cia Energetica de Minas Gerais	5,755	105,077
Cia Energetica de Sao Paulo *	3,018	73,636
Cia Paranaense de Energia	1,700	25,595
Cia Vale do Rio Doce	30,668	874,383
Companhia de Bebidas das Americas, ADR	752	53,415
Companhia de Tecidos Norte de Minas SA	1,600	9,258
Duratex SA	1,600	39,101

The accompanying notes are an integral part of the financial statements.

64

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Eletropaulo Metropolitana de Sao Paulo SA	399,544	$32,659
Gerdau SA	4,800	140,117
Gol Linhas Aereas Inteligentes SA	900	22,126
Investimentos Itau SA	19,000	125,421
Klabin SA	11,000	40,848
Lojas Americanas SA	5,000	43,680
Metalurgica Gerdau SA	1,200	47,865
Net Servicos de Comunicacao SA *	3,833	46,728
Petroleo Brasileiro SA	23,600	1,172,045
Sadia SA, ADR *	8,000	45,483
Suzano Papel e Celulose SA	2,600	42,360
Tam SA	1,211	29,016
Tele Norte Leste Participacoes SA	3,900	74,823
Telemig Celular Participacoes SA	475	12,945
Telesp Celular Participacoes SA	10,400	54,980
Tim Participacoes SA	11,129	38,014
Usinas Siderurgicas de Minas Gerais SA,
Series A	2,550	116,756
Votorantim Celulose e Papel SA *	1,300	39,584

		4,760,283
Germany - 0.21%
Bayerische Motoren Werke (BMW) AG	268	14,282
Porsche Automobil Holding SE	180	363,499
RWE AG	827	100,550
Volkswagen AG	2,148	315,641

		793,972
Italy - 0.02%
IFI-Istituto Finanziario Industriale SpA *	1,030	34,839
Unipol SpA	18,751	59,281

		94,120
Japan - 0.00%
ITO EN, Ltd.	300	4,289

Malaysia - 0.00%
Malaysian Airline System BHD *	1,400	445

Russia - 0.02%
Surgutneftegaz SADR	1,358	87,998

South Korea - 0.06%
Hyundai Motor Company	710	25,893
LG Electronics, Inc.	120	6,355
Samsung Electronics Company, Ltd.	410	186,017

		218,265

TOTAL PREFERRED STOCKS (Cost $3,495,803)		$5,959,372

WARRANTS - 0.00%

Canada - 0.00%
WesternZagros Resources, Ltd.
(Expiration Date: 01/18/2008, Strike
Price: CAD 2.50) *	290	44

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

WARRANTS (continued)

Hong Kong - 0.00%
China Overseas Land & Investment, Ltd.
(Expiration Date: 08/27/2008, Strike
Price: HKD 12.50) *	6,000	$3,278

Indonesia - 0.00%
Bank Pan Indonesia Tbk PT
(Expiration Date: 10/07/2009, Strike
Price: IDR 400.00) *	16,560	529

TOTAL WARRANTS (Cost $382)		$3,851

RIGHTS - 0.00%

Brazil - 0.00%
Cosan SA Industria e Comercio (Expiration
Date: 01/05/2008, Strike Price BRL 21.00) *	443	22

Hong Kong - 0.00%
Wharf Holdings, Ltd. (Expiration Date:
01/08/2008, Strike Price: HKD 30.00) *	3,042	4,174
Wing Fat Printing Company, Ltd. *	120	0

		4,174
Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date:
01/29/2010, Strike Price: JPY 1.00) *	4,466	1,565

Malaysia - 0.00%
SP Setia BHD (Expiration Date: 01/11/2008,
Strike Price MYR 0.30) *	2,350	0

South Korea - 0.00%
Kumho Industrial Company, Ltd. (Expiration
Date: 02/22/2008, Strike Price KRW
43,000.00) *	44	646

Thailand - 0.00%
True Corp. PCL (Expiration Date: 03/31/2008,
Strike Price THB 0.5004) *	12,595	0

TOTAL RIGHTS (Cost $0)		$6,407

SHORT TERM INVESTMENTS - 7.83%
AIM Short-Term Investment Trust,
STIC Prime Portfolio,	$5,077,156	$5,077,156
Institutional Class
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	25,131,722	25,131,722

TOTAL SHORT TERM INVESTMENTS
(Cost $30,208,878)		$30,208,878

Total Investments (International Equity Index Trust A)
(Cost $318,557,596) - 104.80%		$404,542,447
Liabilities in Excess of Other Assets - (4.80)%		(18,540,665)

TOTAL NET ASSETS - 100.00%		$386,001,782

The accompanying notes are an integral part of the financial statements.

65

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Banking	12.59%
Telecommunications Equipment & Services	6.56%
International Oil	5.64%
Insurance	4.84%
Financial Services	4.17%

International Equity Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 96.90%

Argentina - 0.02%
Petrobras Energia Participaciones SA, ADR,
B Shares	2,864	$39,953
Telecom Argentina SA, ADR, B Shares *	2,458	54,690

		94,643
Australia - 4.82%
ABC Learning Centres, Ltd. (a)	11,002	49,608
AGL Energy, Ltd. (a)	13,276	154,547
Alumina, Ltd. (a)	32,197	178,241
Amcor, Ltd. (a)	26,296	158,701
AMP, Ltd. (a)	54,986	477,179
Ansell, Ltd.	1,825	19,216
Aristocrat Leisure, Ltd. (a)	10,614	103,996
Asciano Group *	16,372	99,792
Australia and New Zealand
Banking Group, Ltd. (a)	55,277	1,322,862
Australian Stock Exchange, Ltd. (a)	5,139	270,525
Axa Asia Pacific Holdings, Ltd. (a)	24,429	157,156
Babcock & Brown, Ltd. (a)	7,030	165,362
Bendigo Bank, Ltd. (a)	8,222	106,066
BHP Billiton, Ltd.	99,066	3,463,160
Billabong International, Ltd. (a)	5,126	66,364
Bluescope Steel, Ltd.	21,911	183,927
Boart Longyear Group * (a)	38,217	78,043
Boral, Ltd. (a)	17,605	93,884
Brambles, Ltd., GDR (a)	20,783	203,867
Brambles, Ltd.	20,680	207,649
Caltex Australia, Ltd.	4,160	70,248
Centro Properties Group, Ltd. (a)	26,179	22,898
Centro Retail Group (a)	40,025	33,103
CFS Gandel Retail Trust	40,162	82,140
Challenger Financial Services Group, Ltd.	11,153	48,310
Coca-Cola Amatil, Ltd.	15,974	132,090
Cochlear, Ltd. (a)	1,647	107,675
Commonwealth Bank of Australia, Ltd. (a)	38,367	1,978,160
Commonwealth Property Office Fund, Ltd.	19,558	26,395
Computershare, Ltd.	13,781	118,882
Crown, Ltd. *	13,208	155,984
CSL, Ltd. (a)	16,023	507,608
CSR, Ltd.	27,064	73,285
DB RREEF Trust (a)	86,638	151,240
Downer EDI, Ltd. (a)	3,898	18,305

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Fortescue Metals Group, Ltd. * (a)	34,730	$228,710
Foster’s Group, Ltd. (a)	60,032	343,411
Futuris Corp., Ltd. (a)	7,162	13,435
General Property Trust, Ltd.	61,895	217,848
Goodman Fielder, Ltd.	30,583	50,558
Harvey Norman Holding, Ltd.	14,041	82,986
Iluka Resources, Ltd.	2,785	11,187
ING Industrial Fund (a)	13,588	30,105
James Hardie Industries, Ltd. (a)	14,298	80,315
John Fairfax Holdings, Ltd.	34,003	138,854
Leighton Holdings, Ltd. (a)	4,087	216,257
Lend Lease Corp.	11,008	166,220
Lion Nathan, Ltd. (a)	9,083	76,266
Macquarie Airports, Ltd. (a)	21,541	76,083
Macquarie Communications
Infrastructure Group, Ltd. (a)	5,882	27,838
Macquarie Goodman Group, Ltd. (a)	41,130	175,047
Macquarie Group, Ltd., ADR *	7,941	531,312
Macquarie Infrastructure Group, Ltd. (a)	76,079	201,221
Macquarie Office Trust (a)	63,213	77,284
Mayne Nickless, Ltd. (a)	19,724	68,576
Mirvac Group, Ltd.	30,269	158,189
National Australia Bank, Ltd. (a)	48,982	1,613,447
Newcrest Mining, Ltd.	13,722	395,675
NRMA Insurance Group, Ltd. (a)	53,595	192,897
OneSteel, Ltd. (a)	20,987	112,558
Orica, Ltd. (a)	9,046	250,262
Origin Energy, Ltd.	26,446	204,180
Oxiana, Ltd. (a)	40,063	120,693
Pacific Brands, Ltd.	6,407	18,195
Paladin Resources, Ltd. * (a)	17,063	99,704
PaperlinX, Ltd. (a)	5,368	12,438
Perpetual Trust of Australia, Ltd. (a)	982	56,829
Publishing & Broadcasting, Ltd. (a)	13,208	48,392
Qantas Airways, Ltd., ADR	27,623	131,247
QBE Insurance Group, Ltd. (a)	25,216	732,092
Rio Tinto, Ltd.	8,419	979,412
Santos, Ltd.	16,822	206,713
Sonic Healthcare, Ltd. (a)	9,825	143,369
St George Bank, Ltd. (a)	7,779	214,045
Stockland Company, Ltd.	42,592	312,619
Suncorp-Metway, Ltd. (a)	27,636	407,909
TABCORP Holdings, Ltd. (a)	16,116	208,363
Tattersall’s, Ltd. (a)	31,421	109,465
Telstra Corp., Ltd. - Ins Recp.	45,590	126,067
Telstra Corp., Ltd. (a)	84,084	344,587
Toll Holdings, Ltd.	16,564	165,377
Transurban Group, Ltd. * (a)	31,733	189,489
Wesfarmers, Ltd., Price Protected Shares * (a)	4,797	171,439
Wesfarmers, Ltd. (a)	16,219	573,269
Westfield Group (a)	51,486	941,296
Westpac Banking Corp., Ltd. (a)	56,630	1,377,061

The accompanying notes are an integral part of the financial statements.

66

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Woodside Petroleum, Ltd. (a)	14,029	$614,917
Woolworths, Ltd. (a)	35,606	1,055,934
WorleyParsons, Ltd.	4,320	194,614
Zinifex, Ltd.	14,262	152,985

		26,535,709
Austria - 0.44%
Andritz AG	1,113	66,860
BetandWin.com Interactive
Entertainment AG *	702	27,249
Erste Bank der Oesterreichischen
Sparkassen AG	5,705	402,819
Flughafen Wien AG	154	17,789
Immoeast Immobilien Anlagen AG * (a)	12,470	133,855
Immofinanz Immobilien Anlage AG	13,774	139,144
Mayr-Melnhof Karton AG	258	27,923
Meinl European Land, Ltd. *	9,234	126,997
Oesterreichische Elektrizitaets AG, Class A	2,371	164,814
OMV AG	5,078	409,917
Raiffeisen International Bank Holding AG	1,099	165,176
RHI AG *	383	15,651
Telekom Austria AG	10,537	290,989
Voestalpine AG	3,514	251,843
Wiener Staedtische Allgemeine
Versicherung AG	970	77,758
Wienerberger Baustoffindustrie AG	2,169	119,508

		2,438,292
Belgium - 0.96%
Agfa Gevaert NV (a)	1,797	27,417
Barco NV	337	25,738
Bekaert SA	168	22,559
Belgacom SA	4,817	237,330
Cofinimmo SA	120	22,598
Colruyt SA	498	117,090
Compagnie Maritime Belge SA	193	16,697
Compagnie Nationale A Portefeuille, ADR	575	41,362
Delhaize Group	2,995	262,925
Dexia	15,854	398,049
Euronav NV (a)	307	10,864
Fortis Group SA	62,345	1,632,111
Fortis, Strip VVPR *	24,938	365
Groupe Bruxelles Lambert SA	2,456	314,096
Interbrew	5,553	461,626
KBC Ancora, ADR	458	52,057
KBC Bancassurance Holding NV	5,492	773,021
Mobistar SA *	931	84,926
Omega Pharma SA	254	17,480
SA D’Ieteren Trading NV	38	13,655
Solvay SA	1,927	269,514
Suez SA	2,358	159,916
UCB SA	3,339	151,586
Union Miniere SA	752	186,348

		5,299,330

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Bermuda - 0.25%
Brilliance China Automotive Holdings, Ltd. * (a)	76,291	$16,794
Central European Media Enterprises, Ltd. *	720	82,216
Cheung Kong Infrastructure Holdings, Ltd.	13,772	51,121
Cosco Pacific, Ltd.	35,145	91,682
Credicorp, Ltd., ADR	90	6,867
Esprit Holdings, Ltd.	29,015	430,568
Frontline, Ltd.	742	35,410
Giordano International, Ltd.	34,611	16,510
Johnson Electronic Holdings, Ltd.	25	14
Li & Fung, Ltd. (a)	63,971	254,630
Noble Group, Ltd. (a)	24,000	39,928
Orient Overseas International, Ltd.	6,562	48,242
SeaDrill, Ltd., GDR *	7,112	171,643
Sinofert Holdings, Ltd. (a)	48,000	44,408
TPV Technology, Ltd.	30,789	22,225
Yue Yuen Industrial Holdings, Ltd.	15,567	55,748

		1,368,006
Brazil - 1.46%
All America Latina Logistica SA	10,500	135,910
Aracruz Celulose SA, SADR	581	43,197
B2W Companhia Global Do Varejo	1,756	70,043
Banco Bradesco SA, ADR	10,056	321,792
Banco do Brasil SA	5,000	85,393
Banco Nossa Caixa SA	658	8,724
Bovespa Holding SA *	8,526	164,293
Brasil Telecom Participacoes SA, ADR	404	30,130
Brasil Telecom Participacoes SA	1,700	44,410
Braskem SA, SADR	1,584	25,597
Centrais Eletricas Brasileiras SA, ADR,
B Shares	1,429	18,425
Centrais Eletricas Brasileiras SA, ADR	2,381	32,010
Centrais Eletricas Brasileiras SA *	4,600	61,842
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	314	11,605
Cia de Concessoes Rodoviarias, ADR	3,900	60,253
Cia de Saneamento Basico do Estado de Sao
Paulo *	3,120	72,093
Cia Energetica de Minas Gerais, ADR	3,872	71,477
Cia Vale do Rio Doce *	25,600	852,998
Companhia Siderurgica Nacional SA, ADR	1,531	137,132
Companhia Siderurgica Nacional SA *	2,200	194,787
Companhia Vale Do Rio Doce, ADR *	13,952	455,812
Companhia Vale Do Rio Doce, SADR	19,233	538,139
Cosan SA Industria e Comercio	1,766	20,636
CPFL Energia SA	3,700	69,988
Cyrela Brazil Realty SA	5,000	67,978
Cyrela Commercial Properties SA
Empreendimentos e Participacoes *	1,000	6,747
Diagnosticos da America SA	1,100	22,803
EDP- Energias do Brasil SA *	1,100	17,860
Empresa Brasileira de Aeronautica SA *	9,300	105,278
Empresa Brasileira de Aeronautica SA, ADR	1,026	46,775

The accompanying notes are an integral part of the financial statements.

67

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Gafisa SA	2,791	$52,041
Gerdau SA, SADR	4,068	118,013
Gerdau SA	1,650	39,396
Global Village Telecom Holding SA *	2,448	49,166
Lojas Renner SA	3,700	74,831
MRV Engenharia e Participacoes SA *	2,167	46,323
Natura Cosmeticos SA	3,000	28,652
Perdigao SA	2,560	63,655
Petroleo Brasileiro SA, ADR	6,857	790,201
Petroleo Brasileiro SA, SADR	9,288	893,691
Petroleo Brasileiro SA	19,500	1,150,281
Redecard SA	4,997	80,850
Souza Cruz SA	2,200	59,573
Tele Norte Leste Participacoes SA, ADR	2,994	57,724
Tele Norte Leste Participacoes SA	1,800	59,208
Tractebel Energia SA	3,600	43,079
Unibanco - Uniao de Bancos Brasileiros SA *	21,100	293,148
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	1,124	156,955
Usinas Siderurgicas de Minas Gerais
SA, SADR	1,621	74,220
Vivo Participacoes SA, ADR	1,291	7,062
Votorantim Celulose & Papel SA, SADR *	858	25,577
Weg SA	4,600	65,124

		8,022,897
Canada - 6.23%
ACE Aviation Holdings, Inc. *	2,200	63,195
Aeroplan Income Fund, ADR	2,636	63,310
Agnico-Eagle Mines, Ltd.	4,313	237,817
Agrium, Inc.	4,061	294,900
Alimentation Couche Tard, Inc., ADR	4,300	79,687
ARC Energy Trust, ADR	2,700	55,808
Astral Media, Inc.	1,600	75,611
Bank Nova Scotia Halifax	28,448	1,449,278
Bank of Montreal	14,409	822,391
Barrick Gold Corp.	25,030	1,059,581
BCE, Inc.	7,773	312,275
Biovail Corp.	4,450	60,238
Bombardier, Inc. *	43,138	260,502
Brookfield Asset Management, Inc.	14,551	522,654
Brookfield Properties Corp.	6,634	129,191
CAE, Inc.	7,016	94,618
Cameco Corp.	10,366	415,606
Canadian Imperial Bank of Commerce	9,630	688,380
Canadian National Railway Company	14,498	685,275
Canadian Natural Resources, Ltd.	15,622	1,148,837
Canadian Oil Sands Trust, ADR	6,500	254,942
Canadian Pacific Railway, Ltd.	4,674	304,133
Canadian Tire Corp., Ltd.	2,354	176,976
Canadian Utilities, Ltd.	1,400	65,819
Canetic Resources Trust	6,200	84,053
Canfor Corp. *	1,800	15,922

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Celestica, Inc. *	5,692	$33,392
CGI Group, Inc. *	8,076	94,838
CI Financial Income Fund	1,533	43,600
Cognos, Inc. *	2,513	145,441
Cott Corp. *	2,231	14,806
Eldorado Gold Corp. *	10,700	63,206
Enbridge, Inc.	10,276	416,579
EnCana Corp.	21,864	1,495,334
Enerplus Resources Fund	3,700	149,470
Ensign Energy Services, Inc., ADR	4,400	67,987
Fairfax Financial Holdings, Ltd.	559	162,554
Finning International, Inc.	5,438	157,914
First Calgary Petroleums, Ltd. *	5,400	15,812
First Quantum Minerals, Ltd., ADR	2,100	181,009
Fording Canadian Coal Trust	4,500	174,994
Fortis, Inc.	3,000	88,120
George Weston, Ltd.	1,736	95,247
Gildan Activewear, Inc. *	3,600	149,333
Goldcorp, Inc.	20,756	710,829
Great-West Lifeco, Inc.	8,076	291,062
Harry Winston Diamond Corp., ADR	1,436	47,214
Harvest Energy Trust	3,700	77,340
Husky Energy, Inc.	7,652	345,714
IGM Financial, Inc.	3,496	177,218
Imperial Oil, Ltd.	9,303	514,849
Inmet Mining Corp.	1,200	97,938
Ivanhoe Mines, Ltd. *	7,500	82,071
Jazz Air Income Fund, ADR *	711	5,497
Kinross Gold Corp. *	17,490	324,299
Loblaw Companies, Ltd.	3,437	118,299
Lundin Mining Corp. *	10,400	100,528
Magna International, Inc.	2,643	214,718
Manulife Financial Corp. (c)	44,924	1,846,666
MDS, Inc. *	3,201	62,239
Methanex Corp.	2,867	80,059
MI Developments, Inc., Class A	1,371	38,548
National Bank of Canada	4,668	247,317
Nexen, Inc.	13,864	450,919
Niko Resources, Ltd.	1,000	90,430
Nortel Networks Corp. *	12,543	190,379
Nova Chemicals Corp.	2,549	83,344
Onex Corp.	3,332	118,128
Open Text Corp. *	542	17,233
OPTI Canada, Inc. *	4,700	79,052
Pan American Silver Corp. *	2,100	74,451
Penn West Energy Trust	7,220	189,032
Petro-Canada	14,092	760,321
Potash Corp. of Saskatchewan, Inc.	9,111	1,324,624
Power Corp. of Canada	10,317	419,496
Power Financial Corp.	7,122	294,203
Precision Drilling Trust, ADR	1,500	22,934
Provident Energy Trust	6,100	61,683

The accompanying notes are an integral part of the financial statements.

68

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
QLT, Inc. *	230	$1,021
Quebecor World, Inc. *	1,719	3,083
Research In Motion, Ltd. *	14,600	1,665,106
RioCan Real Estate Investment Trust	2,900	64,115
Ritchie Bros. Auctioneers, Inc.	700	58,443
Rogers Communications, Inc., Class B	14,642	667,454
RONA, Inc. *	3,700	63,919
Royal Bank of Canada	37,176	1,911,252
Saputo, Inc.	3,000	90,673
Shaw Communications, Inc.	10,502	251,550
Sherritt International Corp., ADR	6,300	84,834
Shoppers Drug Mart Corp.	5,856	316,015
Sino-Forest Corp. *	4,100	89,066
SNC-Lavalin Group, Inc.	4,613	225,006
Sun Life Financial, Inc.	16,452	928,660
Suncor Energy, Inc.	13,602	1,487,200
Talisman Energy, Inc.	31,626	589,292
Teck Cominco, Ltd.	12,712	456,341
Telus Corp. - Non Voting Shares	4,944	240,500
Telus Corp.	1,800	90,169
Thomson Corp.	6,498	265,266
Toronto Dominion Bank Ontario	10,400	732,357
TransAlta Corp.	5,621	189,939
Trans-Canada Corp.	15,850	651,055
Trican Well Service, Ltd.	3,800	74,040
TSX Group, Inc.	1,924	102,930
Uranium One, Inc. *	6,000	53,680
UTS Energy Corp. *	5,000	27,256
WesternZagros Resources, Ltd. *	4,200	10,213
Yamana Gold, Inc.	16,838	219,912
Yellow Pages Income Fund	7,800	109,854

		34,249,470
Cayman Islands - 0.17%
Agile Property Holdings, Ltd.	52,789	94,903
ASM Pacific Technology, Ltd. (a)	5,914	43,062
Belle International Holdings, Ltd., GDR	59,578	89,131
Country Garden Holdings Company, Ltd. * (a)	101,000	115,348
Foxconn International Holdings, Ltd. *	61,000	135,808
Hengan International Group Company, Ltd.,
GDR (a)	18,000	80,005
Hutchison Telecommunications
International, Ltd. *	39,668	59,795
Kingboard Chemical Holdings, Ltd.	15,772	91,972
KWG Property Holding, Ltd. *	20,000	28,874
Shimao Property Holdings, Ltd., GDR (a)	44,000	110,236
Tingyi Cayman Islands Holding Corp., GDR	48,000	75,408
Xinao Gas Holdings, Ltd., GDR	6,000	11,879

		936,421
Chile - 0.26%
Banco Santander Chile SA, ADR	2,714	138,387
Centros Comerciales Sudamericanos SA, ADR (h)	3,171	191,425
Cia Cervecerias Unidas SA, ADR	1,534	54,856

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chile (continued)
Compania de Telecomunicaciones de Chile
SA, SADR	7,854	$58,591
Corpbanca SA, SADR	1,012	36,311
Distribucion y Servicio D&S SA, ADR	2,622	79,473
Embotelladora Andina SA, ADR, Series A	1,498	24,006
Embotelladora Andina SA, ADR, Series B	1,729	32,505
Empresa Nacional de Electricidad SA, ADR	6,553	246,196
Enersis SA, SADR	15,663	251,078
Inversiones Aguas Metropolitanas SA, ADR (h)	1,355	32,654
Lan Airlines SA, SADR	5,840	78,314
Madeco SA, SADR *	1,566	18,385
Masisa SA	3,424	34,617
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares	722	127,613
Vina Concha Y Toro SA, ADR	908	38,572

		1,442,983
China - 1.43%
Air China, Ltd., Class H	76,534	112,378
Aluminum Corp. of China, Ltd.	95,220	192,266
Angang New Steel Company, Ltd. Class H	31,547	84,573
Bank of China, Ltd.	688,100	328,338
Bank of Communications Company, Ltd.,
Class H	182,121	250,876
Beijing Capital International Airport Company,
Ltd., Class H	42,789	71,458
Beijing Datang Power Generation
Company, Ltd., Class H	88,864	78,006
BYD Company, Ltd., H Shares (a)	5,054	32,987
Chaoda Modern Agriculture Holdings, Ltd. (a)	54,750	49,189
China Communications Services Corp., Ltd.,
H Shares *	42,000	41,262
China Construction Bank (a)	746,382	625,991
China Life Insurance Company, Ltd. (a)	213,624	1,091,931
China Mengniu Dairy Company, Ltd.	28,502	103,226
China Merchants Bank Company, Ltd.	39,000	157,646
China Oilfield Services, Ltd., H Shares	20,000	44,716
China Petroleum & Chemical Corp., Class H (a)	507,970	751,761
China Shipping Container Lines Company, Ltd.	102,473	59,504
China Shipping Development Company, Ltd.,
Class H	38,432	99,796
China Telecom Corp., Ltd. (a)	417,604	327,260
China Travel International Investment
Hong Kong, Ltd. (a)	92,291	60,053
COSCO Holdings (a)	81,296	219,806
Dongfeng Motor Group Company, Ltd.	89,220	62,231
Guangdong Investment, Ltd.	75,220	42,302
Guangshen Railway Company, Ltd., Class H (a)	40,789	29,206
Guangzhou R&F Properties Company, Ltd., H
Shares	31,200	109,430
Huadian Power International Corp., Ltd.,
Class H	42,789	21,528
Huaneng Power International, Inc., Class H	93,436	96,961
Hunan Non Ferrous Metal Corp., Ltd. (a)	38,000	23,603

The accompanying notes are an integral part of the financial statements.

69

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
Industrial & Commercial Bank of China, Ltd. (a)	878,400	$622,462
Jiangsu Expressway, Ltd.	33,145	35,787
Jiangxi Copper Company, Ltd., Class H	41,075	98,316
Lenovo Group, Ltd. (a)	105,436	92,446
Maanshan Iron & Steel Company, Ltd. (a)	48,075	31,438
PetroChina Company, Ltd., Class H	574,261	1,011,470
PICC Property & Casualty Company, Ltd.,
Class H	79,220	111,424
Shanghai Electric Group Company, Ltd.	92,864	76,598
Shanghai Forte Land Company	32,789	17,729
Shenzhen Expressway Company, Ltd.	23,859	25,916
Shui On Land, Ltd.	48,000	55,845
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	69,934	42,712
Sinopec Yizheng Chemical Fibre
Company, Ltd. * (a)	48,075	16,354
Sinotrans, Ltd., H Shares	42,610	18,578
Tsingtao Brewery Company, Ltd., Series H (a)	2,930	9,739
Weichai Power Company, Ltd.	4,643	33,712
Yanzhou Coal Mining Company, Ltd., Class H	57,990	112,038
Zhejiang Expressway Company, Ltd., Class H	39,718	62,713
Zijin Mining Group, Ltd.	128,411	194,480
ZTE Corp., Class H (a)	4,443	23,624

		7,861,665
Colombia - 0.03%
BanColombia SA, ADR	4,595	156,322

Czech Republic - 0.12%
CEZ AS	5,551	413,213
Komercni Banka AS (a)	407	96,902
Philip Morris CR AS	18	7,735
Telefonica Czech Republic AS	3,019	90,482
Unipetrol AS *	1,942	36,230
Zentiva NV (a)	613	32,290

		676,852
Denmark - 0.71%
A P Moller Maersk AS, Series A	8	84,616
A P Moller Maersk AS	33	352,417
Bang & Olufsen AS, Series B	343	32,056
Carlsberg AS, B Shares	948	114,126
Coloplast AS * (a)	794	68,583
Dampskibsselskabet Torm AS, ADR	900	31,398
Danisco AS	1,419	100,263
Danske Bank AS	13,702	535,577
Det Ostasiatiske Kompagni AS	214	16,566
DSV AS, ADR	6,370	139,366
FLS Industries AS, B Shares	1,183	120,632
GN Store Nord AS *	3,034	23,767
H. Lundbeck AS	790	21,229
Jyske Bank *	1,802	141,504
NKT Holding A/S	389	34,944
Novo Nordisk AS	14,610	953,760
Novozymes AS, B Shares	1,386	157,249

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Denmark (continued)
Rockwool International AS, B Shares	200	$46,388
Sydbank AS	1,860	79,642
Topdanmark AS * (a)	572	81,725
TrygVesta AS	767	58,160
Vestas Wind Systems AS *	5,789	625,101
William Demant Holdings AS *	918	84,318

		3,903,387
Egypt - 0.14%
Alexandria Mineral Oils Company	452	6,424
Commercial International Bank	4,353	71,784
Credit Agricole Egypt *	1,505	7,216
Egypt Kuwait Holding Company	13,048	31,707
Egyptian Company for Mobile Services	919	33,903
Egyptian Financial Group-Hermes Holding	4,582	54,566
Egyptian International Pharmaceutical
Industries Company	852	5,034
EL Ezz Aldekhela Steel Alexandria	72	14,081
El Ezz Steel Company	791	9,490
Medinet Nasr Housing	840	10,287
Misr Beni Suef Cement Company	341	7,171
Olympic Group Financial Investments	947	12,667
Orascom Construction Industries	2,122	219,179
Orascom Hotels & Development *	2,269	33,925
Orascom Telecom Holding SAE	13,000	215,535
Oriental Weavers	420	3,986
Telecom Egypt	8,967	34,023

		770,978
Finland - 1.37%
Amer Sports Oyj, A Shares	990	26,685
Cargotec Corp. Oyj, B Shares	1,048	48,420
Elisa Oyj, A Shares	4,603	140,769
Fortum Corp. Oyj	13,007	584,281
KCI Konecranes Oyj	814	27,729
Kesko Oyj	2,031	111,028
Kone Corp. Oyj	2,228	155,552
Metra Oyj, B Shares	1,931	146,138
Metso Oyj	3,873	209,977
Neste Oil Oyj	3,691	130,361
Nokia AB Oyj	115,156	4,423,981
Nokian Renkaat Oyj	3,230	112,131
OKO Bank PLC, Series A	3,000	57,213
Orion Oyj, Series B	2,469	57,857
Outokumpu Oyj	3,613	111,068
Rautaruukki Oyj	2,619	111,939
Sampo Oyj, A Shares	12,607	332,738
SanomaWSOY Oyj	1,900	54,211
Stora Enso Oyj, R Shares	16,853	251,579
TietoEnator Oyj	984	22,010
UPM-Kymmene Oyj	15,384	311,288
Uponor Oyj	666	16,639

The accompanying notes are an integral part of the financial statements.

70

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland (continued)
YIT Oyj	3,679	$80,086

		7,523,680
France - 7.48%
Accor SA	5,732	458,220
Aeroports de Paris	1,025	104,860
Air France KLM	3,724	130,148
Air Liquide	7,123	1,059,717
Alcatel-Lucent	67,815	493,317
Alstom	3,069	659,199
Atos Origin SA *	2,082	107,571
AXA Group SA	45,551	1,816,069
BNP Paribas SA	24,434	2,651,087
Bouygues SA	6,537	543,179
Business Objects SA *	2,650	161,853
Cap Gemini SA	4,163	261,564
Carrefour SA	17,310	1,347,286
Casino Guich-Perrachon SA	1,224	133,150
Christian Dior SA	727	95,540
Cie Generale de Geophysique-Veritas *	727	205,638
CNP Assurances SA	1,323	172,141
Compagnie de Saint-Gobain SA	8,066	760,125
Compagnie Generale des Etablissements
Michelin, Class B	4,277	488,982
Credit Agricole SA	18,901	637,649
Dassault Systemes SA	1,521	90,025
Eiffage SA	465	45,794
Electricite de France	2,845	338,874
Essilor International SA	5,976	381,195
Eurazeo	297	38,042
European Aeronautic Defence &
Space Company	9,926	316,792
France Telecom SA	52,832	1,895,121
Gaz de France	5,565	325,425
Gecina SA	396	62,127
Groupe DANONE	12,577	1,127,197
Hermes International SA	2,130	269,117
ICADE *	485	72,296
Imerys SA	845	69,573
JC Decaux SA	1,718	67,430
Klepierre SA	2,224	113,672
Lafarge SA	4,226	767,388
Lagardere S.C.A.	3,688	276,195
Legrand SA, ADR	1,122	38,297
L’Oreal SA	7,220	1,033,884
LVMH Moet Hennessy SA	7,190	868,905
M6-Metropole Television	1,932	50,775
Natixis, ADR	4,900	94,161
Neopost SA	989	101,881
Neuf Cegetel	744	37,630
PagesJaunes Groupe SA	3,352	67,096
Pernod-Ricard SA	2,511	579,492
Pinault-Printemps-Redoute SA	2,323	373,141

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
PSA Peugeot Citroen SA	4,521	$342,578
Publicis Groupe SA	4,266	166,899
Renault Regie Nationale SA	5,436	770,947
Safran SA (a)	4,633	94,995
Sanofi-Aventis SA	29,605	2,710,049
Schneider Electric SA	6,418	869,277
SCOR SE	5,530	141,503
Societe BIC SA	665	47,628
Societe Des Autoroutes Paris-Rhin-Rhone	749	73,370
Societe Generale	10,910	1,577,901
Societe Television Francaise 1	3,691	98,409
Sodexho Alliance	2,919	179,215
STMicroelectronics NV	20,715	296,308
Suez SA Strip VVPR *	3,544	52
Suez SA	28,136	1,915,102
Technip SA	2,913	231,703
Thales SA	2,442	145,466
Thomson SA	7,559	106,883
Total SA	62,510	5,175,849
Unibail-Rodamco	1,860	407,583
Valeo SA	2,170	89,229
Vallourec SA	1,412	381,892
Veolia Environnement SA	10,353	943,040
Vinci SA, ADR	11,965	884,880
Vivendi SA	34,057	1,563,659
Wendel, ADR	419	60,492
Zodiac SA	1,048	66,998

		41,130,727
Germany - 6.69%
Adidas-Salomon AG	6,151	457,340
Allianz AG	12,992	2,798,987
Altana AG	707	17,091
Arcandor AG *	1,969	47,075
BASF AG	14,174	2,101,891
Bayer AG	20,973	1,917,990
Bayerische Motoren Werke (BMW) AG	4,679	290,307
Beiersdorf AG	2,635	204,190
Bilfinger Berger AG	1,040	79,529
Celesio AG	2,464	152,440
Commerzbank AG	18,670	710,331
Continental AG	4,571	598,119
DaimlerChrysler AG	27,341	2,649,887
Deutsche Bank AG	14,658	1,913,967
Deutsche Boerse AG	5,760	1,136,817
Deutsche Lufthansa AG (a)	6,600	175,933
Deutsche Post AG, GDR	2,057	70,697
Deutsche Post AG	20,421	701,189
Deutsche Postbank AG	2,496	222,070
Deutsche Telekom AG	81,898	1,802,524
Douglas Holding AG (a)	334	19,311
E.ON AG	18,029	3,832,835

The accompanying notes are an integral part of the financial statements.

71

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Fraport AG, ADR	372	$29,293
Fresenius Medical Care AG	5,733	307,845
Fresenius SE	1,034	85,895
GEA Group AG *	4,433	154,544
Heidelbergcement AG (a)	303	46,629
Heidelberger Druckmaschinen AG (a)	1,816	60,647
Henkel KGaA	3,217	164,378
Henkel KGaA	5,412	304,154
Hochtief AG	1,292	173,556
Hypo Real Estate Holding AG	5,947	314,141
Infineon Technologies AG *	22,656	267,070
IVG Immobilien AG	2,649	90,546
K&S AG	1,037	247,365
Linde AG	3,610	478,333
MAN AG	3,284	545,091
Merck & Company AG *	1,875	242,489
Metro AG	4,744	399,363
MLP AG	1,803	28,514
Muenchener Rueckversicherungs- Gesellschaft AG	5,963	1,158,065
Premiere AG *	927	17,488
ProSieben Sat.1 Media AG	2,198	52,552
Puma AG	163	64,458
Q-Cells AG *	1,323	187,754
Qiagen AG *	2,250	48,927
Rheinmetall AG	1,015	80,647
RWE AG	12,851	1,801,841
Salzgitter AG	1,202	179,645
SAP AG	26,064	1,341,599
Siemens AG	24,647	3,918,927
Solarworld AG	2,258	137,064
Suedzucker AG (a)	1,846	43,795
Thyssen Krupp AG	10,314	580,523
TUI AG *	6,275	175,265
Volkswagen AG	4,680	1,075,778
Wacker Chemie AG	199	57,402
Wincor Nixdorf AG	368	34,846

		36,796,949
Greece - 0.63%
Alpha Bank A.E.	12,768	462,363
Athens Stock Exchange SA (ASE)	1,250	43,841
Bank of Piraeus SA	10,575	411,332
Coca Cola Hellenic Bottling Company SA	5,040	217,509
EFG Eurobank Ergas SA	10,301	361,494
Folli-Follie SA	450	16,709
Greek Organization of Football Prognostics	6,920	276,668
Hellenic Petroleum SA	3,350	54,938
Hellenic Technodomiki Tev SA	2,030	28,999
Hellenic Telecommunications Organization SA	9,690	354,466
Motor Oil Hellas Corinth Refineries SA	1,390	32,079
National Bank of Greece SA	13,294	911,636
Public Power Corp.	3,250	170,516

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Greece (continued)
Titan Cement Company SA	1,790	$81,290
Viohalco SA	3,120	45,072

		3,468,912
Hong Kong - 2.90%
Alibaba.com, Ltd. * (a)(h)	31,100	112,277
Anhui Conch Cement Company, Ltd., Series H	12,930	111,152
Bank of East Asia, Ltd.	39,703	268,516
Beijing Enterprises Holdings, Ltd.	9,286	43,847
BOC Hong Kong Holdings, Ltd.	101,828	282,341
C C Land Holdings, Ltd.	30,000	42,909
Cathay Pacific Airways, Ltd.	40,782	105,921
Cheung Kong Holdings, Ltd.	41,849	765,088
China Agri-Industries Holdings, Ltd. *	18,216	12,135
China BlueChemical, Ltd.	42,000	26,857
China CITIC Bank * (a)	154,000	94,219
China Coal Energy Company, H Shares	50,000	154,482
China Communications Construction Company, Ltd.	131,800	343,239
China Eastern Airlines Corp., Ltd. *	59,361	57,722
China Everbright, Ltd. * (a)	22,216	69,168
China High Speed Transmission Equipment Group Company, Ltd. *	22,000	57,681
China Insurance International Holdings Company, Ltd. *	20,000	54,899
China Merchants Holdings International
Company, Ltd.	34,053	208,928
China Mobile, Ltd.	180,530	3,143,839
China Molybdenum Company, Ltd. * (h)	33,000	59,315
China National Building Material Company, Ltd.	26,000	99,809
China Overseas Land & Investment, Ltd.	111,079	227,770
China Resource Power Holdings, Ltd.	34,789	120,458
China Resources Enterprises, Ltd.	37,145	155,390
China Resources Land, Ltd. (a)	36,789	80,097
China Shenhua Energy Company, Ltd.	97,000	570,792
China Southern Airlines Company, Ltd. *	35,145	45,957
Chinese Estates Holdings, Ltd.	14,000	25,253
CITIC International Financial Holdings, Ltd. *	16,000	9,896
Citic Pacific, Ltd.	33,967	186,066
CITIC Resources Holdings, Ltd. *	46,000	26,926
CLP Holdings, Ltd.	36,289	246,548
CNOOC, Ltd.	458,280	769,622
CNPC Hong Kong, Ltd.	70,000	44,181
COFCO International, Ltd. * (a)	18,216	13,423
Denway Motors, Ltd.	156,441	98,322
Fosun International *	42,500	39,232
Fu Ji Food & Catering Services Holdings, Ltd. (a)	7,400	16,929
Global Bio-Chem Technology Group Company, Ltd.	39,145	11,704
Gome Electrical Appliances Holdings, Ltd.	32,573	82,132
Guangzhou Investment Company, Ltd.	90,507	26,281
Hang Lung Group, Ltd.	12,000	65,222
Hang Lung Properties, Ltd.	58,326	267,248

The accompanying notes are an integral part of the financial statements.

72

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Hang Seng Bank, Ltd.	21,219	$434,077
Harbin Power Equipment Company, Ltd. (a)	18,000	56,562
Henderson Investment, Ltd. *	14,000	3,053
Henderson Land Development Company, Ltd.	26,527	246,695
Hong Kong & China Gas Company, Ltd.	102,040	310,827
Hong Kong Aircraft Engineerg	1,600	43,185
Hong Kong Electric Holdings, Ltd. (a)	40,082	230,149
Hong Kong Exchange & Clearing, Ltd. (a)	29,430	823,542
Hopewell Holdings, Ltd.	17,362	79,603
Hopson Development Holdings, Ltd., GDR (a)	20,000	54,548
Hutchison Whampoa, Ltd.	59,377	669,277
Hysan Development Company, Ltd. (a)	19,670	55,681
Kerry Properties, Ltd.	18,610	148,803
Lee & Man Paper Manufacturing, Ltd.	10,000	43,596
Li Ning Company, Ltd. (a)	19,251	71,008
Lifestyle International Holdings, Ltd.	18,000	48,378
Link, REIT	61,160	131,995
Melco International Development	20,000	29,880
MTR Corp., Ltd. (a)	41,056	149,673
New World Development Company, Ltd.	69,543	244,351
Nine Dragons Paper Holdings, Ltd. (a)	37,400	92,814
NWS Holdings, Ltd.	10,000	31,842
Pacific Basin Shipping, Ltd.	34,000	54,035
Parkson Retail Group, Ltd.	2,500	29,834
PCCW, Ltd.	109,208	64,546
Ping An Insurance Group Company of China, Ltd. (a)	44,145	466,789
Semiconductor Manufacturing
International Corp. *	386,088	40,021
Shanghai Industrial Holdings, Ltd.	13,930	60,232
Shangri-La Asia, Ltd.	34,296	107,752
Shenzhen Investment, Ltd.	44,146	30,931
Shougang Concord International Enterprises Company, Ltd.	72,000	28,992
Shun Tak Holdings, Ltd.	30,000	46,890
Sino Land Company, Ltd.	41,523	144,880
Sun Hung Kai Properties, Ltd.	37,611	789,011
Swire Pacific, Ltd., Class A	22,663	310,843
Techtronic Industries Company, Ltd. (a)	15	15
Television Broadcasting Company, Ltd.	8,181	48,379
Tencent Holdings, Ltd.	25,000	189,726
Travelsky Technology, Ltd., Class H	20,572	21,674
Weiqiao Textile Company, Ltd. (a)	15,251	21,588
Wharf Holdings, Ltd.	33,668	174,378
Wheelock and Company, Ltd.	12,000	36,897
Wing Hang Bank, Ltd.	4,596	68,416

		15,979,161
Hungary - 0.18%
Gedeon Richter Rt.	489	117,059
Magyar Telekom Rt.	16,414	85,081
MOL Magyar Olaj & Gazipari Rt. (a)	2,103	296,386

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hungary (continued)
OTP Bank Rt. (a)	9,304	$469,257

		967,783
India - 1.44%
Bajaj Auto, Ltd., ADR (h)	1,056	70,752
Dr. Reddy’s Laboratories, Ltd., ADR	5,375	97,610
Grasim Industries, Ltd., ADR (h)	1,870	175,780
Hindalco Industries, Ltd., ADR (h)	10,691	57,197
ICICI Bank, Ltd., SADR	16,149	993,163
Infosys Technologies, Ltd., ADR	21,164	959,999
Larsen & Toubro, Ltd., ADR (h)	1,342	141,891
Mahindra & Mahindra, Ltd., ADR	3,280	73,636
Ranbaxy Laboratories, Ltd., ADR	8,285	88,070
Reliance Capital, Ltd. * (h)	2,081	136,591
Reliance Communication, Ltd., ADR (h)	40,608	768,994
Reliance Energy, Ltd., ADR (h)	1,080	175,539
Reliance Industries, Ltd., GDR (h)	20,644	3,050,151
Reliance Natural Resources, Ltd., ADR * (h)	18,650	172,755
Satyam Computer Services, Ltd., ADR	15,376	410,847
State Bank of India, Ltd., ADR	1,201	146,522
Tata Motors, Ltd., SADR	10,439	196,879
Videsh Sanchar Nigam, Ltd., ADR	1,174	44,213
Wipro, Ltd., ADR	12,289	182,369

		7,942,958
Indonesia - 0.34%
Aneka Tambang Tbk PT	104,625	48,786
Astra Agro Lestari Tbk PT	12,658	37,234
Astra International Tbk PT	62,483	179,142
Bank Central Asia Tbk PT	188,887	144,742
Bank Danamon Indonesia Tbk PT	53,759	45,240
Bank Internasional Indonesia Tbk PT	556,000	16,645
Bank Mandiri Tbk PT	221,878	81,320
Bank Pan Indonesia Tbk PT *	166,573	11,867
Bank Rakyat Indonesia Tbk PT	169,501	131,764
Berlian Laju Tanker Tbk PT	64,000	17,818
Bumi Resources Tbk PT	540,780	338,819
Energi Mega Persada Tbk PT *	138,000	21,517
Gudang Garam Tbk PT	16,482	14,717
Indocement Tunggal Prakarsa Tbk PT	26,487	22,913
Indofood Sukses Makmur Tbk PT	122,905	33,068
Indosat Tbk PT, ADR	961	44,821
Indosat Tbk PT	28,500	25,998
International Nickel Indonesia Tbk PT	6,000	60,620
Kalbe Farma Tbk PT	159,571	21,113
Perusahaan Gas Negara Tbk PT	63,497	102,216
PT Telekomunikiasi Indonesia, ADR	4,330	181,903
Ramayana Lestari Sentosa Tbk PT	51,631	4,618
Semen Gresik Persero Tbk PT	44,140	26,008
Telekomunikasi Indonesia Tbk PT	146,000	154,561
Unilever Indonesia Tbk PT	43,500	30,764
United Tractors Tbk PT	40,968	46,753

		1,844,967

The accompanying notes are an integral part of the financial statements.

73

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Ireland - 0.54%
Allied Irish Banks PLC - London	670	$15,306
Allied Irish Banks PLC	25,924	594,490
Anglo Irish Bank Corp. PLC	11,542	185,048
Bank of Ireland	29,489	439,414
C&C Group PLC - London	223	1,333
CRH PLC - London	544	18,760
CRH PLC	16,046	557,266
DCC PLC	1,204	34,202
Elan Corp PLC - London *	1,465	32,042
Elan Corp. *	12,765	279,310
Experian Group, Ltd.	29,481	232,852
Greencore Group PLC - London	844	5,768
Greencore Group PLC	4,157	27,339
Iaws Group PLC - London	749	16,426
Iaws Group PLC	1,157	25,582
Irish Life & Permanent PLC - London	1,209	20,949
Irish Life & Permanent PLC	7,175	122,750
Kerry Group PLC	3,836	122,492
Kerry Group PLC - London	407	13,151
Kingspan Group PLC - London	247	3,756
Kingspan Group PLC	3,635	54,651
Paddy Power PLC - London (a)	577	19,217
Paddy Power PLC	929	30,353
Ryanair Holdings PLC, SADR *	1,736	68,468
Smurfit Kappa Group PLC *	3,628	59,940

		2,980,865
Israel - 0.43%
Africa-Israel Investments, Ltd.	387	34,602
Aladdin Knowledge Systems, ADR *	245	6,402
Alvarion, Ltd., ADR *	814	7,733
Audio Codes, Ltd., ADR *	879	4,448
Bank Hapoalim, Ltd.	29,084	144,978
Bank Leumi Le-Israel, Ltd.	26,148	126,822
Bezek Israeli Telecommunications Corp., Ltd.	32,276	59,975
Cellcom Israel, Ltd.	1,140	36,206
Check Point Software Technologies, Ltd. *	5,274	115,817
Clal Insurance Enterprise Holdings, Ltd.	584	15,862
Delek Group, Ltd.	67	15,112
Discount Investment Corp.	733	23,401
Elbit Systems, Ltd.	722	43,181
Gazit Globe, Ltd.	736	8,016
Given Imaging Corp., ADR *	175	4,069
Harel Insurance Investments, Ltd.	238	13,900
ICL Israel Chemicals, Ltd.	15,268	194,017
IDB Development Corp., Ltd.	621	23,520
Israel Corp., Ltd.	71	74,740
Israel Discount Bank, Ltd. *	11,922	30,317
Koor Industries, Ltd.	287	23,824
Makhteshim-Agam Industries, Ltd. *	8,446	77,340
Migdal Insurance Holdings, Ltd.	8,348	13,010
Nice Systems, Ltd. *	1,578	54,555

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Israel (continued)
Oil Refineries, Ltd.	28,998	$28,207
Ormat Industries	2,418	36,088
Partner Communications, Ltd.	2,403	53,244
RADWARE, Ltd., ADR *	437	6,730
Retalix, Ltd. *	309	4,917
Strauss-Elite, Ltd. *	739	11,900
Syneron Medical, Ltd., ADR *	692	9,252
Teva Pharmaceutical Industries, Ltd.	22,721	1,052,889
United Mizrahi Bank, Ltd.	3,253	25,324

		2,380,398
Italy - 2.86%
AEM SpA	11,870	54,327
Alleanza Assicuraz SpA	12,824	166,576
Assicurazioni Generali SpA	30,406	1,376,358
Autogrill SpA	3,019	51,340
Autostrade SpA	7,462	283,454
Banca Carige SpA	6,115	31,325
Banca Intesa SpA - Non convertible	27,610	201,271
Banca Monte dei Paschi Siena SpA (a)	33,424	178,500
Banca Popolare di Milano SpA	12,599	170,957
Banche Popolari Unite SpA	17,394	477,962
Banco Popolare Scarl *	19,126	422,673
Bulgari SpA	4,306	60,473
Enel SpA	124,777	1,483,732
Eni SpA	75,164	2,743,210
Fiat SpA	20,788	534,980
Finmeccanica SpA	8,446	270,982
Fondiaria-Sai SpA	2,294	94,102
IFIL - Investments SpA	4,797	44,919
Intesa Sanpaolo SpA	222,159	1,748,293
Italcementi SpA, RNC	1,147	17,875
Italcementi SpA	1,850	39,611
Lottomatica SpA	1,866	68,321
Luxottica Group SpA	4,210	133,849
Mediaset SpA	23,256	234,279
Mediobanca SpA (a)	13,982	287,347
Mediolanum SpA	7,539	60,399
Mondadori (Arnoldo) Editore SpA	3,141	25,799
Parmalat SpA	44,971	173,634
Pirelli & Company SpA *	88,320	97,018
Prysmian SpA *	3,710	91,807
Saipem SpA	3,714	148,314
Seat Pagine Gialle SpA	126,516	49,838
Snam Rete Gas SpA	25,207	160,970
Telecom Italia SpA	308,121	955,268
Telecom Italia SpA-RNC	172,405	408,809
Terna SpA	34,112	137,392
UniCredito Italiano SpA	269,534	2,217,024
Unipol Gruppo Finanziario SpA, ADR	7,175	24,656

		15,727,644

The accompanying notes are an integral part of the financial statements.

74

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan - 14.45%
Access Company, Ltd. *	6	$27,026
Acom Company, Ltd. (a)	2,427	49,030
Aderans Company, Ltd. (a)	483	7,597
Advantest Corp. (a)	5,080	143,640
AEON Company, Ltd.	18,704	272,836
AEON Credit Service Company, Ltd. (a)	1,877	27,646
Aeon Mall Company, Ltd.	1,400	36,741
Aiful Corp.	1,727	30,341
Aioi Insurance Company, Ltd.	6,000	28,319
Aisin Seiki Company	5,079	210,282
Ajinomoto Company, Inc.	20,305	229,797
Alfresa Holdings Corp.	724	43,651
All Nippon Airways Company, Ltd. (a)	17,715	65,280
Alps Electric Company, Ltd.	5,138	66,378
Amada Company, Ltd.	9,829	85,253
Aoyama Trading Company, Ltd.	2,142	55,474
Aozora Bank, Ltd. *	6,000	17,423
Asahi Breweries, Ltd.	12,501	210,867
Asahi Glass Company, Ltd. (a)	27,191	359,612
Asahi Kasei Corp.	33,963	224,138
ASATSU-DK, Inc.	248	6,905
Asics Corp. (a)	5,000	71,631
Astellas Pharmaceuticals, Inc.	15,969	692,585
Autobacs Seven Company, Ltd.	853	17,294
Bank of Kyoto, Ltd. (a)	9,000	106,470
Benesse Corp.	1,854	78,452
Bridgestone Corp.	17,553	309,899
Brother Industries, Ltd. *	2,600	33,472
Canon Sales Company, Inc.	2,000	37,162
Canon, Inc.	30,474	1,394,690
Casio Computer Company, Ltd. (a)	7,133	82,944
Central Glass Company, Ltd.	6,886	25,982
Central Japan Railway Company, Ltd.	46	391,001
Chiba Bank, Ltd.	22,896	184,230
Chiyoda Corp.	5,000	56,388
Chubu Electric Power Company, Inc. (a)	19,377	503,703
Chugai Pharmaceutical Company, Ltd. (a)	8,316	118,934
Chugoku Electric Power Company, Inc.	3,300	64,152
Circle K Sunkus Company, Ltd.	612	9,046
Citizen Watch Company, Ltd. (a)	10,135	98,424
Coca-Cola West Japan Company, Ltd.	1,777	39,231
COMSYS Holdings Corp.	2,943	23,954
Cosmo Oil Company, Ltd.	12,000	44,357
Credit Saison Company, Ltd.	5,291	144,132
CSK Corp.	1,790	57,689
Dai Nippon Printing Company, Ltd.	18,953	277,599
Daicel Chemical Industries, Ltd.	6,534	39,072
Daido Steel Company, Ltd.	8,000	59,614
Daihatsu Motor Company, Ltd. *	1,000	9,262
Daiichi Sankyo Company, Ltd.	20,372	626,823
Daikin Industries, Ltd.	7,815	435,890
Dainippon Ink & Chemicals, Inc.	15,010	74,833

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Dainippon Screen Manufacturing
Company, Ltd. (a)	238	$1,328
Daito Trust Construction Company, Ltd. (a)	2,319	127,225
Daiwa House Industry Company, Ltd.	15,715	200,778
Daiwa Securities Group, Inc.	39,251	352,382
Denki Kagaku Kogyo Kabushiki Kaisha	16,477	71,221
Denso Corp.	14,222	578,753
Dentsu, Inc. (a)	60	157,835
Dowa Mining Company, Ltd.	8,534	59,268
E-Access, Ltd.	23	14,271
East Japan Railway Company	99	814,327
Ebara Corp.	11,534	39,153
EDION Corp.	2,400	25,680
Eisai Company, Ltd.	7,252	283,827
Electric Power Development Company, Ltd.	3,900	145,090
Elpida Memory, Inc. *	3,100	105,989
Familymart Company, Ltd.	1,860	58,245
Fanuc, Ltd.	5,679	550,568
Fast Retailing Company, Ltd.	1,666	119,158
Fuji Electric Holdings Company, Ltd. (a)	19,420	67,124
Fuji Heavy Industries, Ltd.	5,000	23,160
Fuji Photo Film Company, Ltd.	14,267	597,153
Fuji Software ABC, Inc. (a)	418	6,586
Fuji Television Network, Inc. (a)	11	18,089
Fujikura, Ltd. (a)	9,477	47,882
Fujitsu, Ltd.	54,621	365,386
Fukuoka Financial Group, Inc. *	23,000	134,320
Furukawa Electric Company, Ltd.	17,362	66,889
Glory, Ltd.	1,400	32,171
Goodwill Group, Inc. * (a)	40	5,143
Gunma Bank	11,477	75,465
Gunze, Ltd. (a)	5,238	22,912
Hakuhodo DY Holdings, Inc.	570	31,746
Hankyu Department Stores (a)	2,591	20,148
Hankyu Hanshin Holdings, Inc.	35,000	151,075
Haseko Corp. * (a)	26,000	44,399
Hikari Tsushin, Inc. (a)	700	23,752
Hino Motors, Ltd. (a)	7,886	50,968
Hirose Electric Company, Ltd.	983	112,809
Hitachi Cable, Ltd.	6,591	38,894
Hitachi Capital Corp.	707	9,018
Hitachi Chemical, Ltd.	2,484	57,079
Hitachi Construction Machinery Company, Ltd.	3,343	99,237
Hitachi High-Technologies Corp.	1,800	39,081
Hitachi Metals, Ltd. * (a)	1,000	13,447
Hitachi, Ltd.	98,118	728,953
Hokkaido Electric Power Company, Inc.	5,568	120,024
Hokuhoku Financial Group, Inc.	34,134	98,677
Hokuriku Electric Power Company *	1,900	39,507
Honda Motor Company, Ltd.	44,462	1,468,795
House Food Corp.	101	1,697
Hoya Corp.	11,892	376,253

The accompanying notes are an integral part of the financial statements.

75

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Ibiden Company, Ltd.	3,700	$255,850
Idemitsu Kosan Company, Ltd. (a)	500	52,662
Inpex Holdings, Inc.	26	282,166
Isetan Company, Ltd.	5,462	73,576
Ishikawajima-Harima Heavy Industries
Company, Ltd.	36,134	74,610
Isuzu Motors, Ltd. (a)	17,000	76,321
ITO EN, Ltd.	1,706	32,458
Itochu Corp.	44,202	426,533
Itochu Techno-Science Corp.	1,248	41,696
J Front Retailing Company, Ltd. *	13,040	115,208
JAFCO Company, Ltd. (a)	1,253	41,039
Japan Airlines System Corp. *	26,953	61,123
Japan Petroleum Exploration Company, Ltd.	1,000	72,761
Japan Prime Realty Investment Corp., REIT	15	59,993
Japan Real Estate Investment Corp., REIT	11	136,521
Japan Retail Fund Investment Corp., REIT	10	70,912
Japan Tobacco, Inc. (a)	131	774,570
JFE Holdings, Inc.	16,462	825,473
JGC Corp. (a)	5,886	100,923
Joyo Bank, Ltd.	18,953	105,925
JS Group Corp.	8,516	135,872
JSR Corp.	4,833	123,733
Kajima Corp. (a)	24,191	78,516
Kamigumi Company, Ltd.	9,534	68,801
Kaneka Corp.	9,829	81,038
Kansai Electric Power Company, Ltd.	22,678	528,237
Kansai Paint Company, Ltd. (a)	5,238	37,809
Kao Corp.	15,362	461,827
Kawasaki Heavy Industries, Ltd.	39,963	116,920
Kawasaki Kisen Kaisha, Ltd.	16,067	155,977
KDDI Corp.	69	510,536
Keihin Electric Express Railway Company,
Ltd. (a)	11,067	67,889
Keio Electric Railway Company, Ltd.	15,715	95,174
Keisei Electric Railway Company, Ltd.	9,000	48,013
Keyence Corp.	1,047	257,111
Kikkoman Corp.	4,238	57,970
Kinden Corp.	2,591	20,256
Kintetsu Corp. (a)	47,792	148,197
Kirin Brewery Company, Ltd.	22,896	335,898
KK DaVinci Advisors *	33	28,590
Kobe Steel Company, Ltd.	77,517	249,904
Kokuyo Company, Ltd.	2,431	21,967
Komatsu, Ltd.	25,330	679,329
Komori Corp.	1,295	28,537
Konami Corp. (a)	2,343	76,847
Konica Minolta Holdings, Inc.	12,891	225,992
Kose Corp.	600	15,960
Koyo Seiko Company, Ltd.	5,743	102,643
Kubota Corp.	31,782	213,878
Kuraray Company, Ltd.	10,300	124,262

International Equity Index Trust B (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Kurita Water Industries, Ltd.	3,319	$100,107
Kyocera Corp.	4,738	418,717
KYOWA HAKKO KOGYO COMPANY, LTD. (a)	5,611	59,924
Kyushu Electric Power Company, Inc.	10,931	268,344
Lawson, Inc.	1,631	57,785
LeoPalace21 Corp.	3,402	91,404
Mabuchi Motor Company, Ltd.	918	55,108
Makita Corp.	3,543	148,122
Marubeni Corp.	49,202	344,759
Marui Company, Ltd.	8,664	85,487
Matsui Securities Company, Ltd.	2,000	15,620
Matsumotokiyoshi Holdings Company, Ltd. * (a)	48	1,169
Matsushita Electric Industrial Company, Ltd.	57,393	1,176,032
Matsushita Electric Works, Ltd.	11,181	122,288
Mazda Motor Corp.	10,000	49,494
Mediceo Holdings Company, Ltd.	4,590	67,742
Meiji Dairies Corp. (a)	6,886	35,079
Meiji Seika Kaisha, Ltd.	1,534	6,511
Meitec Corp.	83	2,497
Millea Holdings, Inc.	20,900	701,664
Minebea Company, Ltd.	8,477	54,308
Mitsubishi Chemical Holdings Corp., ADR	33,500	255,594
Mitsubishi Corp.	39,456	1,067,864
Mitsubishi Electric Corp.	56,973	590,079
Mitsubishi Estate Company, Ltd.	33,782	804,854
Mitsubishi Gas & Chemicals Company, Inc.	10,829	105,346
Mitsubishi Heavy Industries, Ltd.	92,937	394,920
Mitsubishi Logistc Corp.	2,943	32,824
Mitsubishi Materials Corp.	32,020	135,206
Mitsubishi Motors Corp. *	42,000	70,375
Mitsubishi Rayon Company, Ltd.	18,010	86,821
Mitsubishi UFJ Financial Group, Inc.	255,380	2,408,214
Mitsubishi UFJ Lease & Finance
Company, Ltd.	1,000	33,071
Mitsui & Company, Ltd.	49,611	1,036,008
Mitsui Chemicals, Inc.	20,010	129,902
Mitsui Engineering & Shipbuilding
Company, Ltd.	24,362	93,607
Mitsui Fudosan Company, Ltd.	24,248	522,943
Mitsui Mining & Smelting Company, Ltd.	16,010	63,725
Mitsui O.S.K. Lines, Ltd.	31,487	398,068
Mitsui Sumitomo Insurance Company, Ltd.	35,259	341,383
Mitsui Trust Holdings, Inc.	20,010	152,598
Mitsukoshi, Ltd.	10,829	48,988
Mitsumi Electric Company, Ltd. (a)	2,101	70,291
Mizuho Financial Group, Inc.	282	1,343,291
Mizuho Trust & Banking Company, Ltd.	9,000	16,595
Murata Manufacturing Company, Ltd.	6,404	367,747
Namco Bandai Holdings, Inc.	4,932	76,508
NEC Corp.	59,383	272,760
NEC Electronics Corp. *	1,148	27,206
NGK INSULATORS, LTD. (a)	7,829	209,906

The accompanying notes are an integral part of the financial statements.

76

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
NGK Spark Plug Company, Ltd. (a)	5,238	$90,824
NHK Spring Company, Ltd.	3,000	27,383
NICHIREI Corp.	7,534	31,024
Nidec Corp.	2,914	210,543
Nikko Cordial Corp. (a)	11,000	163,649
Nikon Corp. (a)	9,181	312,322
Nintendo Company, Ltd.	2,808	1,648,722
Nippon Building Fund, Inc., REIT	13	181,543
Nippon Electric Glass Company, Ltd.	10,000	162,670
Nippon Express Company, Ltd.	26,191	133,629
Nippon Kayaku Company, Ltd.	3,591	23,306
Nippon Light Metal Company, Ltd.	16,124	27,920
NIPPON MEAT PACKERS, Inc. (a)	5,238	52,862
Nippon Mining Holdings, Inc.	26,368	167,242
Nippon Oil Corp.	35,906	290,277
Nippon Paper Group, Inc.	30	90,369
Nippon Sheet Glass Company, Ltd.	18,829	95,050
Nippon Shokubai Company, Ltd.	3,591	34,409
Nippon Steel Corp.	168,464	1,031,158
Nippon Telegraph & Telephone Corp.	152	755,581
Nippon Yusen Kabushiki Kaisha	32,077	252,702
Nippon Zeon Company	3,591	21,420
NIPPONKOA Insurance Company, Ltd. *	8,000	72,631
Nishimatsu Construction Company, Ltd.	7,886	21,896
Nishi-Nippon City Bank, Ltd.	18,000	44,583
Nissan Chemical Industries, Ltd.	5,238	68,323
Nissan Motor Company, Ltd.	66,510	725,923
Nisshin Seifun Group, Inc.	4,886	49,125
Nisshin Steel Company	22,953	79,306
Nisshinbo Industries, Inc.	4,591	55,980
Nissin Food Products Company, Ltd. (a)	2,384	76,903
Nitori Company, Ltd. (a)	1,132	54,251
Nitto Denko Corp.	4,468	234,824
NOK Corp.	3,008	63,290
Nomura Holdings, Inc.	51,793	867,784
Nomura Real Estate Holdings, Inc.	1,300	31,148
Nomura Real Estate Office Fund, Inc.	6	56,462
Nomura Research Institute, Ltd.	3,389	110,872
NSK, Ltd. (a)	13,715	140,584
NTN Corp.	11,772	102,052
NTT Data Corp.	36	159,449
NTT DoCoMo, Inc.	453	745,778
NTT Urban Development Corp.	37	59,234
Obayashi Corp.	20,362	101,693
OBIC Company, Ltd.	210	38,653
Odakyu Electric Railway Company, Ltd. (a)	20,305	129,176
Oji Paper Company, Ltd.	25,191	123,763
Oki Electric Industry Company, Ltd. * (a)	15,362	23,922
Okuma Holdings, Inc. (a)	4,000	42,331
Okumura Corp. (a)	2,886	14,009
Olympus Optical Company, Ltd.	6,534	266,293
Omron Corp.	6,539	153,950

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Ono Pharmaceutical Company, Ltd.	1,100	$51,349
Onward Kashiyama Company, Ltd.	4,591	46,967
Oracle Corp. - Japan (a)	1,048	46,014
Oriental Land Company, Ltd. (a)	1,107	66,618
Orix Corp.	2,734	459,824
Osaka Gas Company, Ltd.	60,155	236,676
OSG Corp. (a)	2,500	27,154
Otsuka Corp.	400	34,166
Pioneer Electronic Corp. (a)	3,979	35,766
Promise Company, Ltd.	2,381	58,625
Q.P. Corp.	13	135
Rakuten, Inc. *	170	83,127
Resona Holdings, Inc.	164	290,715
Ricoh Company, Ltd.	19,601	357,842
Rinnai Corp. (a)	48	1,562
Rohm Company, Ltd.	3,073	266,603
Round One Corp.	11	21,801
Ryohin Keikaku Company, Ltd. (a)	89	5,343
Sanken Electric Company, Ltd.	2,943	15,647
SANKYO Company, Ltd.	1,407	65,007
Santen Pharmaceutical Company, Ltd.	2,200	54,252
Sanwa Shutter Corp.	6,238	30,625
Sanyo Electric Company, Ltd. * (a)	51,849	71,076
Sapporo Hokuyo Holdings, Inc.	8	71,068
Sapporo Holdings (a)	8,534	68,717
SBI E*Trade Securities Compnay, Ltd.	48	43,962
SBI Holdings, Inc.	316	84,969
Secom Company, Ltd. (a)	6,310	344,487
SEGA SAMMY HOLDINGS, INC.	5,808	71,927
Seiko Epson Corp. (a)	3,878	82,597
Seino Transportation Company, Ltd.	3,591	24,163
Sekisui Chemical Company, Ltd.	12,772	85,311
Sekisui House, Ltd.	15,362	164,195
Seven & I Holdings Company, Ltd.	23,819	692,000
Sharp Corp. (a)	29,782	531,256
Shikoku Electric Power Company, Inc. *	2,100	56,201
Shimachu Company, Ltd.	1,177	33,161
Shimamura Company, Ltd. (a)	624	52,762
Shimano, Inc.	2,131	76,621
Shimizu Corp.	16,305	70,774
Shin-Etsu Chemical Company, Ltd.	11,589	720,734
Shinko Electric Industries Company, Ltd.	2,000	40,362
Shinko Securities Company, Ltd.	14,000	57,262
Shinsei Bank, Ltd.	44,906	163,031
Shionogi & Company, Ltd.	9,477	168,019
Shiseido Company, Ltd. (a)	9,477	223,634
Shizuoka Bank, Ltd.	17,658	193,681
Showa Denko K.K.	34,839	123,733
Showa Shell Sekiyu K.K.	5,545	61,212
SMC Corp. (a)	1,636	194,624
SOFTBANK Corp. (a)	21,512	441,206
Sojitz Holdings Corp.	30,209	107,740

The accompanying notes are an integral part of the financial statements.

77

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Sompo Japan Insurance, Inc.	23,896	$214,293
Sony Corp.	28,658	1,561,370
Sony Financial Holdings, Inc. * (a)	28	107,022
Square Enix Company, Ltd. *	1,000	30,445
Stanley Electric Corp.	4,792	119,019
Sumco Corp.	3,300	93,861
Sumitomo Bakelite Company, Ltd. (a)	238	1,426
Sumitomo Chemical Company, Ltd.	43,554	385,698
Sumitomo Corp.	30,634	428,612
Sumitomo Electric Industries, Ltd.	21,301	335,949
Sumitomo Heavy Industries, Ltd.	18,010	164,208
Sumitomo Metal Industries, Ltd.	119,423	546,116
Sumitomo Metal Mining Company, Ltd.	15,715	265,686
Sumitomo Mitsui Financial Group, Inc.	188	1,391,252
Sumitomo Osaka Cement Company, Ltd.	11,477	21,698
Sumitomo Realty &
Development Company, Ltd.	11,124	272,049
Sumitomo Rubber Industries, Inc.	6,300	55,185
Sumitomo Titanium Corp.	600	43,912
Sumitomo Trust & Banking Company, Ltd.	37,554	247,509
Suruga Bank, Ltd.	4,886	53,153
Suzuken Company, Ltd.	2,077	73,929
Suzuki Motor Corp.	4,600	137,909
T&D Holdings, Inc.	5,659	287,938
TAIHEIYO CEMENT CORP.	24,191	57,144
Taisei Corp.	32,134	86,427
Taisho Pharmaceuticals Company, Ltd. (a)	4,238	81,555
Taiyo Nippon Sanso Corp. (a)	7,181	67,472
Taiyo Yuden Company, Ltd. (a)	2,943	47,017
Takara Holdings, Inc.	591	3,544
Takashimaya Company, Ltd. (a)	9,181	110,640
Takeda Pharmaceutical Company, Ltd.	24,151	1,410,921
Takefuji Corp.	3,444	82,720
Tanabe Seiyaku Company, Ltd.	7,000	65,025
TDK Corp.	3,632	267,507
Teijin, Ltd.	26,896	114,629
Terumo Corp.	4,597	239,654
The 77th Bank, Ltd.	8,477	52,746
The Bank of Yokohama, Ltd.	35,316	246,061
The Hachijuni Bank, Ltd.	11,000	73,909
The Hiroshima Bank, Ltd.	13,000	70,167
The Japan Steel Works, Ltd.	11,000	159,505
The Tokyo Electric Power Company, Ltd.	35,633	922,404
THK Company, Ltd. (a)	4,119	83,251
TIS, Inc.	983	16,905
Tobu Railway Company, Ltd.	22,248	103,585
Toda Corp.	238	1,141
Toho Company, Ltd. (a)	3,967	88,618
Toho Titanium Company, Ltd. (a)	900	26,691
Tohoku Electric Power Company, Inc.	12,520	281,655
Tokai Rika Company, Ltd.	1,700	52,412
Tokuyama Corp. (a)	6,000	59,865

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tokyo Broadcasting Company, Ltd.	1,148	$24,594
Tokyo Electron, Ltd.	5,068	307,990
Tokyo Gas Company, Ltd. (a)	65,165	304,407
Tokyo Seimitsu Company, Ltd.	900	21,831
Tokyo Steel Manufacturing Company, Ltd.	3,200	35,383
Tokyo Tatemono Company, Ltd.	9,000	84,416
Tokyu Corp.	31,134	203,264
Tokyu Land Corp.	12,829	109,769
TonenGeneral Sekiyu K.K.	7,829	76,983
Toppan Printing Company, Ltd.	16,010	157,008
Toray Industries, Inc.	37,611	292,733
Toshiba Corp. (a)	86,289	636,810
Tosoh Corp.	13,772	58,706
Toto, Ltd. (a)	6,829	54,095
Toyo Seikan Kaisha, Ltd.	5,491	97,363
Toyo Suisan Kaisha, Ltd.	2,295	41,279
Toyobo Company, Ltd.	67	135
Toyoda Gosei Company, Ltd.	1,966	69,291
Toyota Boshoku Corp. (a)	1,600	51,471
Toyota Industries Corp.	5,210	211,233
Toyota Motor Corp.	77,853	4,146,347
Toyota Tsusho Corp.	6,500	175,260
Trend Micro, Inc. *	2,767	98,418
Ube Industries, Ltd.	25,963	87,879
UNI Charm Corp. (a)	1,042	65,759
UNY Company, Ltd.	4,238	35,797
Urban Corp. (a)	3,900	51,472
Ushio, Inc. (a)	3,943	86,067
USS Company, Ltd.	787	48,876
Wacoal Corp. (a)	2,943	38,368
West Japan Railway Company, Ltd.	50	248,039
Yahoo Japan Corp. (a)	404	180,163
Yakult Honsha Company, Ltd.	3,043	69,931
Yamada Denki Company, Ltd.	2,504	282,464
Yamaha Corp.	4,774	108,926
Yamaha Motor Company, Ltd.	5,209	124,665
Yamato Kogyo Company, Ltd. *	800	32,390
Yamato Transport Company, Ltd.	11,420	164,155
Yamazaki Baking Company, Ltd. (a)	2,591	25,289
YASKAWA Electric Corp.	7,000	94,430
Yokogawa Electric Corp. (a)	5,686	62,431

		79,469,338
Korea - 0.01%
LG Philips LCD Company, Ltd., ADR *	2,360	61,313

Luxembourg - 0.48%
ArcelorMittal	26,194	2,034,038
Millicom International Cellular SA, ADR *	932	106,013
SES, ADR	4,037	106,076
Tenaris SA, ADR	8,220	367,681

		2,613,808

The accompanying notes are an integral part of the financial statements.

78

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia - 0.45%
AirAsia BHD *	21,700	$10,433
AMMB Holdings BHD	41,287	47,088
Berjaya Sports Toto BHD	22,700	34,502
British American Tobacco Malaysia BHD	3,500	43,556
Bursa Malaysia BHD	8,000	34,232
Commerce Asset Holdings	67,800	223,225
Digi.Com BHD *	3,900	29,103
DRB-Hicom BHD	16,200	7,680
Gamuda BHD	42,200	61,112
Genting BHD	49,500	117,248
Guinness Anchor BHD	3,700	6,197
Hong Leong Bank BHD	12,300	23,511
Hong Leong Credit BHD	5,600	10,091
IGB Corp. BHD	17,700	11,992
IJM Corp. BHD	13,950	36,025
IOI Corp. BHD *	87,825	204,348
IOI Properties BHD	1,000	3,932
KLCC Property Holdings BHD	11,300	11,877
KNM Group BHD	15,000	34,522
Kuala Lumpur Kepong BHD	11,350	59,300
Lafarge Malayan Cement BHD	9,360	16,516
Magnum Corp. BHD	22,500	22,135
Malayan Bank BHD	52,200	180,448
Malaysian Airline System BHD *	9,200	13,475
Malaysian Bulk Carriers BHD	3,500	4,686
Malaysian Pacific Industries BHD	2,300	6,436
Malaysian Plantations BHD	17,900	16,560
Malaysian Resources Corp. BHD *	10,700	8,139
Media Prima BHD	13,100	11,077
MISC BHD	29,800	88,707
MMC Corp. BHD	8,200	22,808
Mulpha International BHD *	20,300	9,484
Multi-Purpose Holdings BHD	6,600	4,585
Petronas Dagangan BHD	6,600	17,174
Petronas Gas BHD	13,100	42,133
PLUS Expressways BHD	38,500	37,952
POS Malaysia & Services Holdings BHD *	8,100	5,949
PPB Group BHD	12,300	40,647
Proton Holdings BHD *	6,500	7,183
Public Bank BHD	28,000	92,574
Resorts World BHD	75,800	88,340
RHB Capital BHD	8,300	14,582
Scomi Group BHD	16,400	6,801
Shell Refining Company Federation
of Malaya BHD	1,600	5,447
Sime Darby BHD *	78,201	281,401
SP Setia BHD	23,100	34,504
Star Publications Malaysia BHD	5,300	5,493
TA Enterprise BHD	20,300	7,779
Tanjong PLC	5,700	31,687
Telekom Malaysia, BHD	27,600	92,936
Tenaga Nasional BHD	34,700	100,108

International Equity Index Trust B (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
UEM World BHD	19,300	$22,672
UMW Holdings BHD	5,300	24,909
YTL Corp. BHD	22,400	53,233
YTL Corp. BHD *	1,493	668
YTL Power International BHD	25,064	20,401

		2,449,603
Mexico - 0.88%
Alfa SA de CV (a)	9,536	61,597
America Movil SA de CV (a)	541,460	1,661,940
Axtel SAB de CV, ADR *	16,700	41,772
Banco Compartamos SA de CV, ADR *	6,600	28,663
Carso Global Telecom SAB de CV *	10,100	47,288
Carso Infraestructura y Construccion SA de
CV * (a)	25,000	23,501
Cemex SA de CV * (a)	211,126	547,241
Coca-Cola Femsa SA de CV	7,859	38,631
Consorcio ARA SA de CV (a)	11,140	12,452
Controladora Comercial Mexicana SA de CV (a)	8,971	22,604
Corp. GEO SA de CV, Series B *	13,848	39,840
Desarrolladora Homex SA de CV * (a)	5,000	41,281
Empresas ICA Sociedad
Controladora SA de CV *	11,000	72,555
Fomento Economico Mexicano SA de CV	63,065	241,298
Grupo Aeroportuario del Pacifico SA de CV,
B Shares (a)	14,100	62,669
Grupo Aeroportuario del Sureste SA de CV	3,030	18,545
Grupo Bimbo SA de CV	8,888	52,981
Grupo Carso SA de CV (a)	19,062	72,149
Grupo Elektra SA de CV (a)	2,100	63,414
Grupo Financiero Banorte SA de CV	38,757	160,151
Grupo Mexico SA	33,325	209,459
Grupo Modelo SA (a)	15,208	72,443
Grupo Televisa SA, SADR *	596	14,167
Grupo Televisa SA	70,243	335,244
Industrias Penoles SA de CV (a)	2,750	57,924
Kimberly-Clark de Mexico SA de CV (a)	14,226	62,121
Telefonos de Mexico SA de CV (a)	225,320	417,018
TV Azteca SA de CV * (a)	33,951	20,375
Urbi Desarrollos Urbanos SA de CV *	9,000	31,088
Wal-Mart de Mexico SA de CV, Series V (a)	91,775	319,951

		4,850,362
Netherlands - 2.04%
Aegon NV	41,765	736,665
Akzo Nobel NV	7,806	628,399
ASML Holding NV *	11,719	370,014
Buhrmann NV	3,220	25,057
Corio NV	1,158	93,679
DSM NV	4,187	197,817
Fugro NV - CVA	1,731	133,690
Hagemeyer NV	7,986	54,624
Heineken Holding NV	1,524	86,492
Heineken NV	6,984	451,045

The accompanying notes are an integral part of the financial statements.

79

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands (continued)
ING Groep NV	53,877	$2,099,335
Koninklijke (Royal) KPN NV	55,634	1,013,573
Koninklijke (Royal) Philips Electronics NV	33,014	1,414,656
Koninklijke Ahold NV *	36,022	498,863
Oce NV	938	16,928
Randstad Holdings NV	1,323	51,704
Reed Elsevier NV (a)	21,116	419,054
SBM Offshore NV	4,318	136,138
TNT Post Group NV	11,450	475,057
TomTom NV *	1,430	108,003
Unilever NV (a)	49,432	1,816,167
Vedior NV	4,625	117,718
Wereldhave NV	267	29,117
Wolters Kluwer NV	8,315	273,525

		11,247,320
New Zealand - 0.10%
Auckland International Airport, Ltd.	27,201	60,652
Contact Energy, Ltd.	8,018	50,756
Fisher & Paykel Appliances Holdings, Ltd.	6,971	18,362
Fisher & Paykel Healthcare Corp.	13,404	35,909
Fletcher Building, Ltd.	13,930	122,916
Kiwi Income Property Trust	22,915	23,558
Sky City Entertainment Group, Ltd.	13,069	46,173
Sky Network Television, Ltd.	5,411	24,923
Telecom Corp. of New Zealand, Ltd.	52,536	175,499
Vector, Ltd.	6,952	11,754

		570,502
Norway - 0.77%
Acergy SA	5,996	131,917
Aker Kvaerner ASA *	5,105	134,734
Den Norske Bank ASA	20,401	310,340
Det Norske Oljeselskapb ASA *	10,500	19,278
Lighthouse Caledonia ASA * (a)	689	654
Norsk Hydro ASA	20,922	297,906
Ocean Rig ASA *	2,365	17,156
Orkla ASA	24,683	472,601
Pan Fish ASA *	81,000	51,651
Petroleum Geo-Services ASA *	5,272	151,818
ProSafe ASA *	5,400	93,423
Renewable Energy Corp ASA *	5,236	262,630
Schibsted ASA	671	28,963
Statoil ASA	38,072	1,174,550
Stolt-Nielsen SA	400	12,135
Storebrand ASA	12,585	130,562
Tandberg ASA	1,539	31,777
Telenor ASA	24,991	593,011
TGS Nopec Geophysical Company ASA *	1,500	20,449
Tomra Systems ASA	4,633	32,613
Yara International ASA	5,212	239,684

		4,207,852

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Peru - 0.12%
Cia de Minas Buenaventura SA	2,895	$163,303
Credicorp SA	2,108	158,100
Minsur SA	12,216	34,250
Southern Peru Copper Corp.	2,707	287,619
Volcan Compania Minera SA, CMN Series B	13,984	35,940

		679,212
Philippines - 0.09%
Ayala Corp.	3,880	52,415
Ayala Land, Inc.	163,200	55,449
Banco De Oro	8,886	12,930
Bank of the Philippine Islands	33,600	49,847
Filinvest Land, Inc. *	98,991	3,214
First Philippine Holdings Corp.	7,076	12,312
Globe Telecommunications, Inc.	830	31,400
Jollibee Foods Corp.	10,900	13,612
Manila Electric Company	6,697	13,224
Megaworld Corp.	89,847	8,017
Metropolitan Bank & Trust Company	15,500	20,248
Petron Corp.	37,848	5,169
Philippine Long Distance Telephone Company	1,660	127,035
PNOC Energy Development Corp.	166,351	25,880
San Miguel Corp.	11,600	16,539
SM Investments Corp.	4,340	35,333
SM Prime Holdings, Ltd.	136,479	33,209

		515,833
Poland - 0.32%
Agora SA	1,161	25,922
Bank BPH SA	252	10,658
Bank Millennium SA	8,639	40,374
Bank Pekao SA	3,040	280,198
Bank Zachodni WBK SA	639	64,989
Bioton SA *	37,285	13,426
Boryszew SA *	661	3,195
BRE Bank SA *	258	52,786
Cersanit-Krasnystaw SA *	2,113	28,370
Computerland SA	207	2,926
Debica SA	77	3,262
Echo Investment SA *	7,880	25,433
Getin Holding SA *	5,118	30,362
Globe Trade Centre SA *	3,523	63,661
Grupa Kety SA	127	8,289
Grupa Lotos SA	722	13,012
KGHM Polska Miedz SA	3,520	150,493
Orbis SA	867	24,418
PBG SA *	272	33,770
Polimex Mostostal SA	12,839	44,172
Polish Oil & Gas Company	34,491	71,229
Polska Grupa Farmaceutyczna SA	134	4,821
Polski Koncern Naftowy Orlen SA *	9,416	198,818
Powszechna Kasa Oszczednosci Bank
Polski SA	14,693	313,224

The accompanying notes are an integral part of the financial statements.

80

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Poland (continued)
Prokom Software SA	154	$8,229
Softbank SA	867	25,815
Telekomunikacja Polska SA	20,546	186,905
TVN SA	4,829	48,955

		1,777,712
Portugal - 0.27%
Banco BPI, SA (a)	8,641	67,340
Banco Comercial dos Acores, SA	61,360	261,539
Banco Espirito Santo SA (a)	5,675	124,242
Brisa Auto Estrada, SA	8,769	128,636
Cimpor-Cimentos De Portugal, SA (a)	6,693	58,480
Electricidade De Portugal, SA	56,926	373,058
Jeronimo Martins, SGPS SA	5,015	39,843
Portugal Telecom, SGPS, SA	22,368	293,381
PT Multimedia.com, SGPS, SA	5,234	72,921
Sonae Industria, SGPS SA *	1,620	15,607
Sonae, SGPS, SA	23,914	68,924

		1,503,971
Russia - 1.92%
AFK Sistema, Reg. S, Spons. GDR	3,109	129,804
Comstar United Telesystems, GDR *	5,644	71,058
Gazprom OAO, SADR	1,840	103,973
JSC MMC Norilsk Nickel, ADR	2,351	636,533
Lukoil Oil Company, ADR	14,708	1,272,242
Mechel Steel Group, ADR	974	94,614
Mobile Telesystems, SADR	6,211	632,218
NovaTek OAO, ADR	2,414	185,354
Novolipetsk Steel, ADR	3,836	156,892
OAO Gazprom, SADR	71,355	4,045,828
Polyus Gold Company ZAO, SADR	2,095	96,161
RAO Unified Energy System, SADR	3,123	399,432
Rostelecom, ADR	2,023	140,700
Sberbank, ADR	2,607	1,100,154
Sibirtelecom, ADR	158	15,168
Surgutneftegaz, ADR	4,433	271,743
Tatneft, ADR	2,024	244,904
UralsvyAzinform, ADR	1,479	18,192
VolgaTelecom, ADR	1,355	15,853
VTB Bank OJSC, GDR *	25,800	263,101
Vympel Communicatii, SADR	14,420	599,872
Wimm-Bill-Dann Foods OJSC, ADR	591	77,445

		10,571,241
Singapore - 0.83%
Allgreen Properties, Ltd. (a)	20,129	20,509
Ascendas, REIT *	31,395	53,149
Capitacommercial * (a)	28,000	46,938
Capitaland, Ltd. *	46,725	201,030
CapitaMall Trust *	29,291	69,452
Chartered Semiconductor Manufacturing, Ltd. * (a)	430	285
City Developments, Ltd.	15,715	153,045
ComfortDelGro Corp., Ltd.	53,269	66,944

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Singapore (continued)
Cosco Corp. Singapore, Ltd.	24,000	$94,750
DBS Group Holdings, Ltd.	34,316	487,046
Fraser and Neave, Ltd. (a)	25,200	102,090
Genting International PLC *	70,000	33,044
Haw Par Corp., Ltd.	2,613	12,753
Jardine Cycle and Carriage, Ltd.	3,826	57,129
Keppel Corp., Ltd.	33,810	301,270
Keppel Land, Ltd.	11,124	55,658
Neptune Orient Lines, Ltd. (a)	13,362	35,919
Olam International, Ltd. (a)	17,000	33,441
Oversea-Chinese Banking Corp., Ltd.	76,448	435,716
Parkway Holdings, Ltd.	19,120	51,960
SembCorp Industries, Ltd.	27,415	108,963
SembCorp Marine, Ltd.	25,706	71,110
Singapore Airlines, Ltd.	15,880	190,770
Singapore Exchange, Ltd.	24,601	225,358
Singapore Land, Ltd. (a)	2,591	14,204
Singapore Petroleum Company, Ltd.	3,000	15,662
Singapore Post, Ltd.	19,849	15,321
Singapore Press Holdings, Ltd.	45,059	139,899
Singapore Technologies Engineering, Ltd.	40,202	103,688
Singapore Telecommunications, Ltd.	240,430	661,487
SMRT Corp., Ltd.	17,010	19,734
Suntec Real Estate Investment Trust * (a)	191	225
United Overseas Bank, Ltd.	36,963	506,220
United Overseas Land, Ltd.	16,568	51,403
Venture Corp., Ltd.	7,534	66,078
Wilmar International, Ltd.	12,000	44,591
Wing Tai Holdings, Ltd. (a)	6,772	12,523
Yanlord Land Group, Ltd.	13,000	29,706

		4,589,070
South Africa - 1.30%
ABSA Group, Ltd.	4,347	70,655
African Bank Investments, Ltd. (a)	13,484	65,287
African Rainbow Minerals, Ltd.	3,286	72,555
Allan Gray Property Trust (a)	12,644	12,531
Anglo Platinum, Ltd.	2,090	308,305
AngloGold Ashanti, Ltd.	6,471	278,076
Aspen Pharmacare Holdings, Ltd. *	6,829	38,051
Aveng, Ltd.	12,187	107,747
AVI, Ltd.	4,027	11,855
Barloworld, Ltd.	6,212	97,488
Bidvest Group, Ltd. *	7,826	137,742
Discovery Holdings, Ltd., ADR	1	4
Ellerine Holdings, Ltd.	1,653	20,200
FirstRand, Ltd.	82,249	237,242
Foschini, Ltd.	6,113	43,022
Freeworld Coatings, Ltd. *	6,212	9,589
Gold Fields, Ltd.	18,386	264,586
Grindrod, Ltd.	4,245	14,653
Harmony Gold Mining Company, Ltd. * (a)	10,168	104,648

The accompanying notes are an integral part of the financial statements.

81

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Hulamin, Ltd.	107	$321
Impala Platinum Holdings, Ltd. (a)	15,718	546,158
Imperial Holdings, Ltd.	5,062	77,295
Investec, Ltd.	4,948	47,145
JD Group, Ltd. (a)	5,346	39,925
Kumba Iron Ore, Ltd.	2,433	101,911
Kumba Resources, Ltd.	3,477	52,797
Lewis Group, Ltd. (a)	1,100	7,424
Liberty Group, Ltd. (a)	3,638	47,795
Massmart Holdings, Ltd.	5,969	62,616
Metropolitan Holdings, Ltd.	7,103	15,738
Mittal Steel South Africa, Ltd.	5,794	115,887
MTN Group, Ltd.	43,707	818,617
Murray & Roberts Holdings, Ltd.	8,631	128,081
Nampak, Ltd. * (a)	7,028	22,200
Naspers, Ltd.	10,405	246,271
Nedbank Group, Ltd.	6,222	124,478
Network Healthcare Holdings, Ltd. *	37,390	63,181
Pick'n Pay Stores, Ltd.	6,260	34,303
Pretoria Portland Cement Company, Ltd. (a)	15,497	99,033
Remgro, Ltd. *	6,698	193,938
Reunert, Ltd.	5,060	53,059
RMB Holdings, Ltd.	10,039	43,560
Sanlam, Ltd.	66,683	222,013
Sappi, Ltd.	6,291	89,564
Sasol, Ltd.	17,507	867,533
Shoprite Holdings, Ltd. (a)	12,856	81,083
Spar Group, Ltd.	2,241	19,765
Standard Bank Group, Ltd.	36,177	530,083
Steinhoff International Holdings, Ltd. *	29,777	84,356
Super Group, Ltd.	2,898	4,909
Telkom SA, Ltd.	8,779	177,722
Tiger Brands, Ltd.	4,907	120,416
Truworths International, Ltd.	13,754	54,500
Woolworths Holdings, Ltd.	24,928	58,522

		7,146,435
South Korea - 2.67%
Amorepacific Corp. *	90	67,877
Asiana Airlines *	814	7,341
Cheil Communications, Inc. *	40	11,989
Cheil Industries, Inc. *	1,420	78,245
CJ CheilJedang Corp. *	210	66,407
Daegu Bank *	3,940	64,955
Daelim Industrial Company *	810	153,158
Daewoo Engineering & Construction
Company, Ltd. *	4,550	117,906
Daewoo International Corp. *	1,350	56,473
Daewoo Securities Company, Ltd.	3,570	114,943
Daewoo Shipbuilding & Marine Engineering
Company, Ltd. *	2,970	162,006
Daishin Securities Company, Ltd. (a)	460	14,314
Daum Communications Corp. *	103	8,459

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
DC Chemical Company, Ltd. *	340	$89,700
Dongbu Insurance Company, Ltd.	990	56,987
Dongkuk Steel Mill Company, Ltd. *	1,070	53,685
Doosan Corp. * (a)	230	43,981
Doosan Heavy Industries and Construction
Company, Ltd. * (a)	900	119,613
Doosan Infracore Company, Ltd. *	2,090	65,785
GS Engineering & Construction Corp. *	1,110	182,528
GS Holdings Corp. *	610	37,431
Hana Financial Group, Inc.	3,590	192,751
Hanjin Heavy Industries & Construction
Company, Ltd. *	1,043	76,772
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. *	386	16,978
Hanjin Shipping Company, Ltd. * (a)	1,680	70,524
Hankook Tire Company, Ltd. *	3,350	63,468
Hanmi Pharm Company, Ltd. *	60	10,498
Hanwha Chem Corp. *	1,680	32,742
Hanwha Corp. *	1,280	95,521
Hite Brewery Company, Ltd. *	360	54,428
Honam Petrochemical Corp. *	390	43,319
Hynix Semiconductor, Inc. * (a)	2,520	69,021
Hyosung Corp. *	700	43,225
Hyundai Autonet Company, Ltd. * (a)	2,560	17,254
Hyundai Department Store Company, Ltd. *	400	50,411
Hyundai Development Company *	1,990	192,376
Hyundai Engineering & Construction
Company, Ltd. *	1,380	128,293
Hyundai Heavy Industries *	1,250	582,625
Hyundai Marine & Fire
Insurance Company, Ltd.	860	23,141
Hyundai Merchant Marine Company, Ltd. * (a)	1,130	51,267
Hyundai Mipo Dockyard * (a)	380	115,352
Hyundai Mobis *	1,720	158,932
Hyundai Motor Company, Ltd. *	4,460	338,024
Hyundai Securities Company, Ltd. (a)	4,165	100,514
Hyundai Steel Company *	1,460	121,824
Industrial Bank Of Korea *	2,110	39,366
Kangwon Land, Inc. *	3,350	87,351
KCC Corp. (a)	150	84,049
Kia Motors Corp. * (a)	5,990	63,979
Kookmin Bank, SADR *	7,870	577,028
Kookmin Bank *	1,500	110,571
Korea Electric Power Corp., ADR *	12,176	253,870
Korea Electric Power Corp. * (a)	1,060	44,572
Korea Exchange Bank *	7,290	113,095
Korea Gas Corp. * (a)	620	42,592
Korea Investment Holdings Company, Ltd.	1,160	98,753
Korea Line Corp. * (a)	160	27,825
Korea Zinc Company, Ltd. *	340	46,908
Korean Air Lines Company, Ltd. * (a)	1,139	92,465
Korean Reinsurance Company, Ltd.	780	10,775
KT Corp., SADR *	6,342	163,624

The accompanying notes are an integral part of the financial statements.

82

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
KT Corp. * (a)	690	$36,046
KT Freetel Company, Ltd. * (a)	2,230	71,858
KT&G Corp. *	3,110	264,019
Kumho Industrial Company, Ltd. *	540	32,130
LG Chem, Ltd. *	1,505	142,366
LG Corp. *	1,210	89,131
LG Dacom Corp. * (a)	1,000	22,494
LG Electronics, Inc. *	2,730	288,413
LG Fashion Corp., Ltd. *	636	20,190
LG Household & Health Care, Ltd. * (a)	310	63,876
LG International Corp. * (a)	843	19,747
LG Philips LCD Company, Ltd. *	1,600	84,611
LG Telecom, Ltd. *	3,558	37,150
Lotte Chilsung Beverage Company, Ltd. *	10	11,171
Lotte Confectionery Company, Ltd. *	20	36,109
Lotte Shopping Company, Ltd. *	270	118,309
LS Cable, Ltd. *	520	49,507
Mirae Asset Securities Company, Ltd. (a)	554	100,109
NCSoft Corp. * (a)	400	20,745
NHN Corp. *	1,144	272,794
Nong Shim Company, Ltd. *	90	18,591
Orion Corp. *	40	10,620
Pacific Corp. * (a)	20	3,300
Poongsan Corp. *	730	16,969
POSCO	2,170	1,311,071
Pusan Bank *	3,930	65,455
S1 Corp. *	200	11,986
Samsung Card Company, Ltd. * (a)	950	50,516
Samsung Corp. *	3,840	291,339
Samsung Electro-Mechanics Company, Ltd. * (a)	1,870	96,790
Samsung Electronics Company, Ltd.	3,240	1,906,732
Samsung Engineering Company, Ltd. *	1,000	98,949
Samsung Fine Chemicals Company, Ltd. *	150	6,941
Samsung Fire & Marine
Insurance Company, Ltd.	1,030	277,218
Samsung Heavy Industries Company, Ltd. *	5,340	226,655
Samsung SDI Company, Ltd. *	1,070	75,253
Samsung Securities Company, Ltd. (a)	1,660	158,292
Samsung Techwin Company, Ltd. * (a)	1,460	64,628
Shinhan Financial Group Company, Ltd.,
SADR *	475	54,463
Shinhan Financial Group Company, Ltd. *	8,450	479,325
Shinsegae Company, Ltd. *	430	331,357
SK Corp. *	1,039	217,171
SK Energy Company, Ltd. *	1,460	278,505
SK Telecom Company, Ltd., ADR	9,437	281,600
SK Telecom Company, Ltd.	60	15,822
S-Oil Corp.	1,400	117,575
STX Engine Company, Ltd. *	370	25,192
STX Shipbuilding Company, Ltd. *	1,300	68,350
Taihan Electric Wire Company, Ltd. *	580	29,898
Tong Yang Investment Bank	2,307	44,279

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Woongjin Coway Company, Ltd. *	1,150	$37,125
Woori Finance Holdings Company, Ltd. *	3,320	66,645
Woori Investment & Securities Company, Ltd. (a)	2,910	80,836
Yuhan Corp. *	93	20,072

		14,700,161
Spain - 3.24%
Abertis Infraestructuras SA	7,729	246,709
Acciona SA	847	266,864
Acerinox SA (a)	4,702	115,173
ACS Actividades SA	6,252	370,259
Aguas de Barcelona SA-Class A (a)	1,644	66,119
Altadis SA, Series A (a)	7,642	554,497
Antena 3 de Television SA	2,131	32,541
Banco Bilbao Vizcaya Argentaria SA	111,259	2,708,503
Banco de Sabadell SA (a)	13,993	151,347
Banco Popular Espanol SA (a)	25,129	428,294
Banco Santander Central Hispano SA	185,535	4,007,175
Bankinter SA, ADR	3,826	69,872
Cintra Concesiones de Infraestructuras de
Transporte SA (a)	5,537	83,156
Corporacion Mapfre SA	13,850	60,766
Fomento de Construcciones SA (a)	1,443	107,814
Gamesa Corporacion Tecno SA	5,360	248,010
Gas Natural SDG SA (a)	3,402	198,587
Gestevision Telecinco SA	2,959	75,218
Grupo Ferrovial SA	1,834	128,230
Iberdrola SA, GDR	19,152	285,892
Iberdrola SA (a)	91,222	1,381,965
Iberia Lineas Aereas de Espana SA	12,537	54,427
Indra Sistemas SA	3,134	84,993
Industria de Diseno Textil SA	6,536	395,493
Promotora de Informaciones SA	2,061	38,301
Red Electrica De Espana	3,106	196,085
Repsol YPF SA	23,497	838,212
Sacyr Vallehermoso SA (a)	2,628	101,163
Sogecable SA *	1,564	62,470
Telefonica SA	126,828	4,111,289
Union Fenosa SA	3,091	208,653
Zardoya Otis SA	3,228	90,612
Zeltia SA *	4,277	37,656

		17,806,345
Sweden - 1.69%
Alfa Laval AB	2,901	162,889
Assa Abloy AB - Series B	9,099	182,469
Atlas Copco AB, Series A, ADR *	19,422	288,675
Atlas Copco AB, Series B, ADR *	11,201	152,659
Axfood AB	324	13,001
Billerud Aktibolag AB	1,407	14,445
Boliden AB *	8,500	105,722
Castellum AB	2,020	20,901
D. Carnegie & Company AB	869	16,837

The accompanying notes are an integral part of the financial statements.

83

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
Electrolux AB, Series B	7,815	$129,622
Elekta AB, Series B	1,079	17,945
Eniro AB	2,078	18,464
Ericsson LM, Series B	436,450	1,021,545
Fabege AB, ADR	1,734	17,634
Getinge AB, Series B	4,781	127,819
Hennes & Mauritz AB, B shares	13,982	844,591
Hoganas AB, Series B	753	15,936
Holmen AB, Series B	1,571	58,137
Husqvarna AB, B Shares	7,638	90,472
Investor AB, B shares	6,600	149,395
Kungsleden AB, Redemption Shares * (a)	0	0
Kungsleden AB	1,743	19,313
Kungsleden * (a)	0	0
Lundin Petroleum AB, Series A *	7,205	74,859
Modern Times Group AB, Series B	1,602	111,175
Nobia AB	1,800	15,890
Nordea Bank AB	60,802	1,018,975
OMX AB	1,225	49,727
Oriflame Cosmetics AB	534	33,992
Sandvik AB *	27,999	480,162
SAS AB *	2,554	32,618
Scania AB, Series B *	10,252	243,320
Securitas AB, B Shares	8,899	123,762
Securitas Direct AB, B Shares *	3,892	15,685
Securitas Systems AB, B Shares	3,651	12,898
Skandinaviska Enskilda Banken AB, Series A	13,667	348,891
Skanska AB, Series B	11,059	206,968
SKF AB, B Shares *	12,252	206,514
SSAB Svenskt Stal AB, Series A	5,222	140,928
SSAB Svenskt Stal AB, Series B	2,192	53,429
Svenska Cellulosa AB, ADR	16,076	283,915
Svenska Handelsbanken AB, Series A	14,339	458,364
Swedbank AB, A shares	5,200	146,336
Swedish Match AB	7,653	182,204
Tele2 AB, Series B	9,008	179,265
Teliasonera AB	66,043	617,012
Trelleborg AB, Series B	954	19,910
Volvo AB, Series A *	14,290	237,720
Volvo AB, Series B *	31,320	524,052
Wihlborgs Fastigheter AB	640	11,375

		9,298,417
Switzerland - 5.00%
ABB, Ltd.	63,172	1,821,361
Actelion, Ltd. *	2,638	120,507
Adecco SA	4,055	217,976
Ciba Specialty Chemicals AG (a)	2,005	92,711
Compagnie Financiere Richemont AG, Series A *	15,469	1,056,856
Credit Suisse Group AG	30,774	1,852,458
EFG International, ADR	1,094	44,082
Geberit AG, ADR	1,210	164,822

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Givaudan AG	172	$165,997
Holcim, Ltd.	5,928	631,928
Julius Baer Holding AG	3,032	248,791
Kudelski SA	1,029	20,271
Kuehne & Nagel International AG	1,500	144,031
Kuoni Reisen Holding AG, Series B	95	49,430
Lindt & Spruengli AG, ADR	22	75,802
Logitech International SA *	4,819	175,993
Lonza Group AG	1,416	171,252
Nestle SA	11,602	5,327,524
Nobel Biocare Holding AG, Series BR	726	193,348
Novartis AG	68,418	3,741,598
Pargesa Holding SA, ADR	323	36,081
Phonak Holding AG	1,314	147,527
PSP Swiss Property AG *	1,343	67,654
Rieter Holding AG	142	62,672
Roche Holdings AG - Genusschein	20,723	3,582,296
Schindler Holding AG	1,488	95,487
Societe Generale de Surveillance Holdings AG (a)	126	150,214
Straumann Holding AG	197	54,079
Sulzer AG (a)	104	152,938
Swatch Group AG, BR shares	994	298,822
Swatch Group AG	1,486	87,576
Swiss Life Holding *	1,036	258,525
Swiss Re	10,273	726,757
Swisscom AG	694	270,907
Syngenta AG *	3,178	806,450
Synthes AG	1,827	227,158
UBS AG	61,082	2,816,350
Unaxis Holding AG *	178	74,248
Zurich Financial Services AG	4,296	1,260,817

		27,493,296
Taiwan - 1.70%
Acer Sertek, Inc.	61,915	120,014
Advanced Semiconductor Engineering, Inc.	101,018	100,636
Advantech Company, Ltd.	6,300	14,290
Asia Cement Corp.	43,200	62,595
Asia Optical Company, Inc.	4,039	11,243
Asustek Computer, Inc.	81,432	242,309
AU Optronics Corp.	156,245	301,319
BenQ Corp. *	30,600	33,409
Catcher Technology Company, Ltd.	10,400	59,936
Cathay Financial Holdings Company, Ltd.	147,000	303,737
Cathay Real Estate Development Company, Ltd.	22,000	10,141
Chang Hwa Commercial Bank, Ltd.	99,000	53,889
Cheng Shin Rubber Industry Company, Ltd.	16,050	25,909
Cheng Uei Precision Industry Company, Ltd.	6,300	13,801
Chi Mei Optoelectronics Corp.	97,760	135,913
China Airlines, Ltd.	30,895	13,775
China Development Financial Holdings Corp.	239,990	94,229
China Motor Company, Ltd.	13,065	9,808

The accompanying notes are an integral part of the financial statements.

84

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
China Steel Corp.	213,720	$284,305
Chinatrust Finance Holding Company, Ltd. *	184,000	129,825
Chunghwa Picture Tubes, Ltd. *	164,000	56,267
Chunghwa Telecom Company, Ltd. *	134,000	272,218
CMC Magnetics Corp. *	65,000	22,446
Compal Communications, Inc.	5,250	12,925
Compal Electronics, Inc.	77,445	84,328
Compeq Manufactuing Company, Ltd.	23,000	7,728
Delta Electronics, Inc.	39,900	135,107
D-Link Corp.	16,320	28,451
E.Sun Financial Holding Company, Ltd. *	79,000	40,857
Epistar Corp.	9,965	42,357
Eternal Chemical Company, Ltd.	12,320	13,298
EVA Airways Corp. *	30,000	12,394
Evergreen Marine Corp.	25,000	22,474
Everlight Electronics Company, Ltd.	6,000	21,726
Far Eastern Department Stores Company, Ltd.	16,000	19,168
Far Eastern Textile, Ltd.	69,010	80,215
Far EasTone Telecommunications Company, Ltd.	20,000	25,221
Firich Enterprises Company, Ltd.	2,000	19,101
First Financial Holding Company, Ltd.	117,300	86,288
Formosa Chemicals & Fibre Corp.	75,000	190,648
Formosa Petrochemical Corp.	47,000	139,844
Formosa Plastic Corp.	103,000	286,716
Formosa Taffeta Company, Ltd.	18,000	18,038
Foxconn Technology Company, Ltd.	10,350	83,131
Fubon Group Company, Ltd.	96,000	84,693
Fuhwa Financial Holdings Company, Ltd. *	150,130	96,860
Gigabyte Technology Company, Ltd.	14,000	8,960
HannStar Display Corp. *	97,704	43,000
High Tech Computer Corp.	11,400	208,762
Hon Hai Precision Industry Company, Ltd.	128,424	791,538
Hua Nan Financial Holdings Company, Ltd.	88,000	57,410
InnoLux Display Corp.	51,673	172,265
Inotera Memories, Inc.	77,380	60,762
Inventec Appliances Corp.	5,250	10,457
Inventec Company, Ltd.	35,700	20,517
KGI Securities Company, Ltd.	57,000	29,075
Kinpo Electronics, Inc.	25,500	8,547
Kinsus Interconnect Technology Corp.	7,000	21,813
Largan Precision Company, Ltd.	3,060	40,219
Lite-On Technology Corp.	45,811	79,168
Macronix International Company, Ltd.	68,177	31,058
MediaTek, Inc.	21,050	269,816
Mega Financial Holding Company, Ltd.	228,000	139,590
Micro-Star International Company, Ltd.	18,016	15,078
Mitac International	24,822	24,143
Mosel Vitelic, Inc.	23,690	19,438
Motech Industries, Inc.	3,000	27,266
Nan Ya Plastics Corp.	128,000	336,356
Nan Ya Printed Circuit Board Corp.	5,132	34,805

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Nanya Technology Corp.	54,587	$30,593
Novatek Microelectronics Corp., Ltd.	11,219	42,544
Oriental Union Chemical Corp.	12,240	14,670
Pan-International Industrial Company, Ltd.	6,000	12,978
Phoenix Precision Technology Corp.	14,069	11,822
Polaris Securities Company, Ltd. *	54,118	25,031
Pou Chen Corp.	52,013	48,453
Powerchip Semiconductor Corp.	177,963	75,001
Powertech Technology, Inc.	10,350	36,431
President Chain Store Corp.	11,000	28,809
ProMOS Technologies, Inc.	146,000	38,859
Quanta Computer, Inc.	47,940	67,650
Realtek Semiconductor Corp.	10,500	35,973
Richtek Technology Corp.	2,000	17,858
Ritek Corp. *	53,000	12,468
Shin Kong Financial Holding Company, Ltd.	77,182	52,580
Siliconware Precision Industries Company	63,223	111,056
Sino-American Silicon Products, Inc.	4,000	32,217
SinoPac Holdings Company, Ltd.	138,000	51,476
Synnex Technology International Corp.	17,850	44,026
Taishin Financial Holdings Company, Ltd. *	119,000	49,074
Taiwan Cellular Corp.	59,000	78,536
Taiwan Cement Corp.	65,740	90,283
Taiwan Cooperative Bank	31,000	21,904
Taiwan Fertilizer Company, Ltd.	17,000	41,294
Taiwan Glass Industrial Corp.	17,536	18,907
Taiwan Navigation Company, Ltd.	5,000	8,663
Taiwan Secom Company, Ltd.	6,000	9,301
Taiwan Semiconductor Manufacturing Company, Ltd.	548,684	1,040,298
Tatung Company, Ltd. *	96,000	46,196
Teco Electric & Machinery Company, Ltd.	40,000	19,804
Transcend Information, Inc.	6,000	18,698
Tripod Technology Corp.	9,120	32,674
Tung Ho Steel Enterprise Corp.	16,000	26,215
U-Ming Marine Transport Corp.	10,000	27,317
Unimicron Technology Corp.	20,400	35,468
Uni-President Enterprises Corp.	68,900	91,939
United Microelectronics Corp.	322,788	200,533
Vanguard International Semiconductor Corp.	25,000	18,588
Via Technologies, Inc. *	23,000	12,877
Wafer Works Corp.	4,000	22,963
Walsin Lihwa Corp.	74,000	30,250
Wan Hai Lines, Ltd.	25,000	22,442
Waterland Financial Holding Company	36,720	11,824
Winbond Electronics Corp.	81,000	22,285
Wintek Corp.	21,000	28,506
Wistron Corp.	26,497	48,667
Ya Hsin Industrial Company, Ltd. *	22,000	0
Yageo Corp.	56,000	19,519
Yang Ming Marine Transport Corp.	28,223	21,542
Yieh Phui Enterprise Company, Ltd.	23,690	8,632

The accompanying notes are an integral part of the financial statements.

85

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	28,280	$10,515
Yulon Motor Company, Ltd.	17,253	16,435
Zinwell Corp.	5,000	16,437
Zyxel Communications Corp.	9,180	11,790

		9,344,496
Thailand - 0.23%
Advanced Info Service PCL	24,700	70,399
Airports of Thailand PCL * (a)	12,200	20,825
Bangkok Bank PCL, Foreign Shares	23,100	81,584
Bangkok Bank PCL	9,700	34,296
Bangkok Expressway PCL	7,000	4,946
Bank of Ayudhya PCL	35,900	27,806
Banpu PCL, Reg.	4,100	49,607
BEC World PCL	25,900	22,106
C.P. Seven Eleven PCL	56,395	18,249
Central Pattana PCL	16,900	12,543
Electricity Generating PCL, Foreign Shares	3,900	13,315
Electricity Generating PCL	800	2,715
Glow Energy PCL	13,200	13,127
Hana Microelectronics PCL	16,000	10,260
IRPC PCL	214,900	40,511
Kasikornbank PCL - Foreign Shares	37,700	96,989
Kasikornbank PCL	4,900	12,618
Krung Thai Bank PCL	79,500	24,280
Land & Houses PCL, Foreign Shares (a)	58,600	15,520
Land & Houses PCL	42,600	11,193
National Finance PCL	13,200	5,721
Precious Shipping PCL	12,200	10,503
PTT Aromatics & Refining PCL *	29,486	37,611
PTT Chemical PCL	7,797	28,702
PTT Exploration & Production PCL	28,300	137,782
PTT PCL, Foreign Shares	20,600	226,273
Ratchaburi Electricity Generating Holding PCL	8,400	11,409
Siam Cement PCL, Foreign Shares	8,400	57,977
Siam Cement PCL	3,700	25,522
Siam City Cement PCL	1,800	13,787
Siam Commercial Bank PCL	22,500	57,778
Siam Makro PCL	1,700	4,996
Thai Airways International PCL	14,500	16,896
Thai Oil Public Company, Ltd.	10,500	26,651
True Corp. PCL *	48,000	7,837

		1,252,334
Turkey - 0.33%
Adana Cimento Sanayii Turk Anonim Sirketi, Class A	511	3,061
Akbank AS	26,945	199,009
Akcansa Cimento AS (a)	635	3,840
Aksigorta AS	3,270	19,157
Anadolu Efes Biracilik Ve Malt Sanayii AS (a)	6,968	82,305
Arcelik AS (a)	2,672	18,497
Asya Katilim Bankasi AS *	1,733	16,242

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Turkey (continued)
Aygaz AS	1,192	$5,310
Cimsa Cimento Sanayi ve Ticaret AS	892	6,563
Dogan Sirketler Grubu Holdings AS *	16,382	30,921
Dogan Yayin Holding AS *	6,771	27,400
Eregli Demir ve Celik Fabrikalari TAS	13,052	114,397
Ford Otomotiv Sanayi AS	1,875	19,283
HACI Omer Sabanci Holdings, AS	13,936	76,394
Hurriyet Gazetecilik AS *	5,062	15,575
Is Gayrimenkul Yatirim Ortakligi AS * (a)	2,702	3,953
KOC Holdings AS *	10,851	58,581
Migros Turk TAS	3,043	59,326
Petkim Petrokimya Holding AS *	2,188	16,022
Tofas Turk Otomobil Fabrik AS	3,340	17,442
Trakya Cam Sanayi AS	2,266	5,401
Tupras Turkiye Petrol Rafine AS	3,873	112,885
Turk Sise ve Cam Fabrikalari AS	8,877	17,841
Turkcell Iletisim Hizmetleri AS	16,462	180,814
Turkiye Garanti Bankasi AS	31,458	280,713
Turkiye Halk Bankasi AS *	9,317	96,641
Turkiye Is Bankasi AS	28,878	180,387
Turkiye Vakiflar Bankasi Tao	22,351	78,640
Ulker Gida Sanayi ve Ticaret AS	2,098	8,525
Vestel Elektronik Sanayi ve Tracaret AS *	2,061	5,086
Yapi ve Kredi Bankasi AS *	19,550	68,590

		1,828,801
United Kingdom - 16.10%
3i Group PLC	12,095	239,473
Aggreko PLC	2,861	30,035
AMEC PLC	10,983	183,620
Anglo American PLC	38,235	2,320,912
Antofagasta PLC, ADR	5,090	72,161
ARM Holdings PLC	36,227	89,344
Arriva PLC	2,310	35,966
Associated British Foods PLC	4,669	83,287
AstraZeneca Group PLC	42,711	1,838,400
Astro All Asia Networks PLC, GDR	12,500	13,197
Aviva PLC	74,529	993,280
BAE Systems PLC	100,350	995,862
Barclays PLC	194,209	1,961,373
Barratt Developments PLC	9,112	81,952
BBA Aviation PLC	3,915	16,033
Berkeley Group Holdings PLC *	2,430	65,339
BG Group PLC	97,035	2,226,323
BHP Billiton PLC	66,418	2,025,305
BICC PLC	13,996	138,446
Biffa PLC	3,657	23,791
Bovis Homes Group PLC	2,679	32,617
BP PLC	551,195	6,735,722
Britannic Group PLC	20,924	296,174
British Airways PLC *	17,780	108,682
British American Tobacco PLC	43,886	1,715,637

The accompanying notes are an integral part of the financial statements.

86

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
British Energy Group PLC	30,330	$332,125
British Land Company PLC	15,160	284,289
British Sky Broadcasting Group PLC	34,661	426,357
Brixton PLC	7,322	42,537
BT Group PLC (a)	233,024	1,258,806
Bunzl PLC	10,020	141,693
Burberry Group PLC	11,807	133,448
Cadbury Schweppes PLC	61,182	748,064
Capita Group PLC *	18,344	254,310
Carnival PLC	5,054	222,242
Carphone Warehouse	11,366	77,331
Cattles PLC	3,763	21,894
Centrica PLC	105,260	749,778
Charter PLC *	1,914	30,150
Close Brothers Group PLC	2,918	55,375
Cobham PLC	32,858	136,742
Compass Group PLC	58,193	355,091
Cookson Group PLC	2,480	34,394
CSR PLC *	2,427	28,856
Daily Mail and General Trust PLC	8,321	82,239
Davis Service Group PLC	1,611	16,372
De La Rue PLC	1,670	32,467
Diageo PLC	75,644	1,623,714
Dixons Group PLC	55,960	110,635
Electrocomponents PLC	4,271	17,585
EMAP PLC	6,007	109,657
Enterprise Inns PLC	15,585	151,103
FirstGroup PLC	12,646	204,129
FKI PLC	21,176	24,916
Friends Provident Ethical Investment Trust PLC	57,046	186,028
Galiform PLC *	18,547	32,851
GKN PLC	22,652	126,605
GlaxoSmithKline PLC	163,052	4,140,952
Great Portland Estates PLC	1,736	16,175
Group 4 Securicor PLC	33,367	163,103
Hammerson PLC	8,779	178,916
Hays PLC	46,107	106,650
HBOS PLC	107,592	1,564,496
Home Retail Group	24,594	159,838
HSBC Holdings PLC	340,327	5,732,635
ICAP PLC	15,278	220,165
IMI PLC	11,033	86,553
Imperial Chemical Industries PLC	35,336	469,167
Imperial Tobacco Group PLC	19,441	1,051,501
Inchcape PLC	13,608	102,318
Intercontinental Hotels Group PLC	8,732	152,167
International Personal Finance PLC	7,595	28,781
International Power PLC	43,772	394,573
Intertek Group PLC	1,797	35,476
Invensys PLC *	23,699	106,371
Investec PLC	10,649	94,709

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
ITV PLC	106,881	$181,125
J Sainsbury PLC	45,528	383,609
Johnson Matthey PLC	5,978	223,142
Kazakhmys PLC, ADR	2,713	73,402
Kelda Group PLC	7,781	167,785
Kesa Electricals PLC	15,212	70,254
Kingfisher PLC	66,609	191,005
Ladbrokes PLC	20,106	128,338
Land Securities Group PLC	13,641	408,785
Legal & General Group PLC	184,076	478,115
Liberty International PLC (a)	7,346	156,952
Lloyds TSB Group PLC	162,507	1,530,276
Logicacmg PLC	41,317	96,576
London Stock Exchange Group PLC	4,090	160,712
Lonmin PLC, ADR *	2,116	129,589
Man Group PLC, ADR	45,087	511,815
Marks & Spencer Group PLC	49,154	544,108
Meggitt PLC	17,825	117,966
Misys PLC	5,107	18,582
Mondi PLC	10,929	91,456
National Express Group PLC	4,498	110,633
National Grid PLC, ADR	75,099	1,245,492
Next Group PLC	6,711	216,168
Old Mutual PLC (a)	151,076	503,346
Pearson PLC	23,570	341,337
Persimmon PLC	8,254	131,492
Premier Farnell PLC	7,074	20,569
Provident Financial PLC	3,797	62,677
Prudential PLC (a)	70,576	993,765
Punch Taverns PLC	7,917	120,486
Rank Group PLC	13,037	23,620
Reckitt Benckiser PLC	17,823	1,035,693
Reed Elsevier PLC (a)	36,717	493,131
Rentokil Initial PLC	56,546	134,866
Reuters Group PLC	38,142	482,251
Rexam PLC	18,218	151,687
Rio Tinto PLC	28,779	3,028,766
Rolls-Royce Group PLC, B Shares *	2,168,712	4,749
Rolls-Royce Group PLC *	53,681	582,654
Royal Bank of Scotland Group PLC	273,217	2,412,357
Royal Dutch Shell PLC, A Shares	104,968	4,431,211
Royal Dutch Shell PLC, B Shares	79,674	3,321,261
SABMiller PLC	25,806	724,262
Schroders PLC	3,005	77,101
Scottish & Newcastle PLC	24,359	357,281
Scottish & Southern Energy PLC	25,718	838,599
Segro PLC, REIT	13,092	121,799
Serco Group PLC	13,279	122,226
Severn Trent PLC	7,240	220,188
Shire PLC	7,688	176,783
Signet Group PLC	54,625	75,982
Smith & Nephew PLC	27,399	314,348

The accompanying notes are an integral part of the financial statements.

87

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Smiths Group PLC	11,063	$221,953
SSL International PLC	1,894	20,092
Stagecoach Group PLC	17,095	96,058
Standard Chartered PLC	19,051	695,297
Standard Life PLC	60,132	301,191
Tate & Lyle PLC	13,424	119,534
Taylor Woodrow PLC	32,947	132,693
Tesco PLC	226,966	2,159,018
The Sage Group PLC	34,456	157,394
Thomas Cook Group PLC *	12,688	70,447
Tomkins PLC	27,912	98,178
Travis Perkins PLC	3,215	76,764
Trinity Mirror PLC	2,970	20,448
TUI Travel PLC *	14,401	84,208
Tullett Prebon PLC	1,687	15,583
Tullow Oil PLC	20,133	261,495
Unilever PLC	38,047	1,426,948
United Business Media PLC	6,257	80,760
United Utilities PLC	25,263	379,656
Vodafone Group PLC	1,532,768	5,753,873
Whitbread PLC	5,742	157,905
William Hill PLC	11,292	117,979
William Morrison Supermarket PLC	33,547	214,337
Wolseley PLC	19,924	292,924
WPP Group PLC (a)	33,796	432,963
Xstrata PLC	18,150	1,273,600
Yell Group PLC	24,052	191,680

		88,572,610
United States - 0.01%
AbitibiBowater, Inc. *	502	10,427
Marathon Oil Corp.	352	21,423
Southern Copper Corp.	154	16,190

		48,040

TOTAL COMMON STOCKS (Cost $391,180,137)		$533,099,071

PREFERRED STOCKS - 1.42%

Brazil - 1.11%
Aracruz Celulose SA	8,100	58,748
Banco Bradesco SA	18,600	595,095
Banco Itau Holding Financeira SA	28,844	737,304
Bradespar SA	3,500	93,595
Brasil Telecom Participacoes SA	4,700	68,704
Brasil Telecom SA	5,929	60,789
Braskem SA, A Shares	1,300	10,517
Centrais Eletricas Brasileiras SA	4,000	51,573
Cia Brasileira de Distribuicao Grupo Pao de
Acucar	1,600	30,661
Cia de Bebidas das Americas	3,011	217,621
Cia de Gas de Sao Paulo, A Shares	600	13,230
Cia Energetica de Minas Gerais	4,500	82,163
Cia Energetica de Sao Paulo *	4,497	109,722

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Cia Paranaense de Energia	2,900	$43,663
Cia Vale do Rio Doce	36,900	1,052,065
Companhia de Bebidas das Americas, ADR	1,893	134,460
Companhia de Tecidos Norte de Minas SA	1,600	9,258
Duratex SA	1,900	46,433
Eletropaulo Metropolitana de Sao Paulo SA	651,566	53,260
Gerdau SA	5,250	153,253
Gol Linhas Aereas Inteligentes SA	1,400	34,418
Investimentos Itau SA	28,000	184,831
Klabin SA	16,000	59,416
Lojas Americanas SA	8,000	69,888
Metalurgica Gerdau SA	1,900	75,786
Net Servicos de Comunicacao SA *	3,319	40,462
Petroleo Brasileiro SA	27,400	1,360,764
Sadia SA, ADR	12,000	68,225
Suzano Papel e Celulose SA	4,200	68,427
Tam SA	1,816	43,513
Tele Norte Leste Participacoes SA	5,000	95,927
Telemig Celular Participacoes SA	516	14,062
Telesp Celular Participacoes SA	12,700	67,139
Tim Participacoes SA	16,751	57,217
Usinas Siderurgicas de Minas Gerais SA,
Series A	3,450	157,963
Votorantim Celulose e Papel SA	2,000	60,899

		6,081,051
Germany - 0.20%
Bayerische Motoren Werke (BMW) AG	387	20,624
Porsche Automobil Holding SE	255	514,957
RWE AG	1,069	129,973
Volkswagen AG	3,082	452,888

		1,118,442
Italy - 0.03%
IFI-Istituto Finanziario Industriale SpA *	1,531	51,785
Unipol SpA	27,652	87,422

		139,207
Japan - 0.00%
ITO EN, Ltd. *	500	7,148

Malaysia - 0.00%
Malaysian Airline System BHD *	2,300	730

Russia - 0.02%
Surgutneftegaz SADR	2,141	138,737

South Korea - 0.06%
Hyundai Motor Company *	1,000	36,470
LG Electronics, Inc.	170	9,003
Samsung Electronics Company, Ltd.	610	276,757

		322,230

TOTAL PREFERRED STOCKS (Cost $4,211,950)		$7,807,545

The accompanying notes are an integral part of the financial statements.

88

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.00%

Canada - 0.00%
WesternZagros Resources, Ltd.
(Expiration Date: 01/18/2008, Strike
Price: CAD 2.50) *	420	$64

Hong Kong - 0.00%
China Overseas Land & Investment, Ltd.
(Expiration Date: 08/27/2008, Strike
Price: HKD 12.50) *	9,256	5,057

Indonesia - 0.00%
Bank Pan Indonesia Tbk PT
(Expiration Date: 10/07/2009, Strike
Price: IDR 400.00) *	33,314	1,064

TOTAL WARRANTS (Cost $642)		$6,185

RIGHTS - 0.00%

Brazil - 0.00%
Cosan SA Industria e Comercio (Expiration
Date: 01/05/2008, Strike Price BRL 21.00) *	769	39

Hong Kong - 0.00%
Wharf Holdings, Ltd. (Expiration Date:
01/08/2008, Strike Price: HKD 30.00) *	4,209	5,775
Wing Fat Printing Company, Ltd. *	139	0

		5,775
Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date:
01/29/2010, Strike Price: JPY 1.00) *	6,534	2,290

Malaysia - 0.00%
SP Setia BHD (Expiration Date: 01/11/2008,
Strike Price MYR 0.30) *	3,850	0

South Korea - 0.00%
Kumho Industrial Company, Ltd. (Expiration
Date: 02/22/2008, Strike Price KRW
43,000.00) *	65	941

Thailand - 0.00%
True Corp. PCL (Expiration Date: 03/31/2008,
Strike Price THB 0.5004) *	23,152	0

TOTAL RIGHTS (Cost $0)		$9,045

SHORT TERM INVESTMENTS - 9.35%
AIM Short-Term Investment Trust,
STIC Prime Portfolio,
Institutional Class	$5,034,215	$5,034,215
Federated Prime Obligations Fund	27,122	27,122
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	46,402,215	46,402,215

TOTAL SHORT TERM INVESTMENTS
(Cost $51,463,553)		$51,463,553

Total Investments (International Equity Index Trust B)
(Cost $446,856,282) - 107.67%		$592,385,399
Liabilities in Excess of Other Assets - (7.67)%		(42,215,946)

TOTAL NET ASSETS - 100.00%		$550,169,453

The portfolio had the following five top industry concentrations as of December 31, 2007 (as a percentage of total net assets):

Banking	12.84%
Telecommunications Equipment & Services	6.72%
International Oil	5.78%
Insurance	4.91%
Financial Services	4.20%

Mid Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.55%

Advertising - 0.64%
Getty Images, Inc. *	38,515	$1,116,935
Lamar Advertising Company, Class A *	64,120	3,082,248
ValueClick, Inc. *	79,316	1,737,021

		5,936,204
Aerospace - 0.76%
Alliant Techsystems, Inc. *	26,421	3,005,653
BE Aerospace, Inc. *	76,356	4,039,232

		7,044,885
Air Travel - 0.24%
Airtran Holdings, Inc. *	74,129	530,763
Alaska Air Group, Inc. *	32,583	814,901
JetBlue Airways Corp. *	145,723	859,766

		2,205,430
Apparel & Textiles - 1.16%
Guess?, Inc.	44,202	1,674,814
Hanesbrands, Inc. *	76,952	2,090,786
Mohawk Industries, Inc. * (a)	44,750	3,329,400
Phillips-Van Heusen Corp.	45,645	1,682,475
The Warnaco Group, Inc. *	36,837	1,281,927
Timberland Company, Class A *	40,092	724,863

		10,784,265
Auto Parts - 1.39%
ArvinMeritor, Inc.	58,673	688,234
BorgWarner, Inc.	93,744	4,538,147
Federal Signal Corp.	38,732	434,573
Gentex Corp.	116,825	2,075,980
Lear Corp. *	62,319	1,723,744
Modine Manufacturing Company	26,198	432,529
O’Reilly Automotive, Inc. *	93,018	3,016,574

		12,909,781
Auto Services - 0.38%
Avis Budget Group, Inc. *	83,931	1,091,103
Copart, Inc. *	56,842	2,418,627

		3,509,730
Banking - 3.24%
Associated Banc-Corp.	102,716	2,782,577
Astoria Financial Corp.	65,977	1,535,285
Bank of Hawaii Corp.	39,602	2,025,246
Cathay General Bancorp, Inc.	40,266	1,066,646

The accompanying notes are an integral part of the financial statements.

89

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
City National Corp.	32,665	$1,945,201
Colonial Bancgroup, Inc.	127,283	1,723,412
Cullen Frost Bankers, Inc.	47,261	2,394,242
First Community Bancorp	20,325	838,203
First Niagara Financial Group, Inc.	85,255	1,026,470
FirstMerit Corp.	65,051	1,301,671
New York Community Bancorp, Inc.	261,745	4,601,477
SVB Financial Group *	26,808	1,351,123
TCF Financial Corp.	88,065	1,579,006
Washington Federal, Inc.	70,680	1,492,055
Webster Financial Corp.	43,219	1,381,711
WestAmerica Bancorp (a)	23,717	1,056,592
Wilmington Trust Corp.	55,564	1,955,853

		30,056,770
Biotechnology - 1.97%
Affymetrix, Inc. *	55,811	1,291,467
Cephalon, Inc. *	54,205	3,889,751
Charles River Laboratories International, Inc. *	54,905	3,612,749
Invitrogen Corp. *	37,646	3,516,513
Millennium Pharmaceuticals, Inc. *	261,031	3,910,244
Techne Corp. *	31,939	2,109,571

		18,330,295
Broadcasting - 0.17%
Belo Corp., Class A	71,074	1,239,530
Entercom Communications Corp.	21,291	291,474

		1,531,004
Building Materials & Construction - 0.99%
Dycom Industries, Inc. *	33,118	882,595
Granite Construction, Inc.	28,462	1,029,755
KBR, Inc. *	136,959	5,314,009
RPM International, Inc.	98,137	1,992,181

		9,218,540
Business Services - 5.19%
Acxiom Corp.	57,603	675,683
Alliance Data Systems Corp. *	63,650	4,773,113
Brinks Company	39,198	2,341,688
Cadence Design Systems, Inc. *	217,152	3,693,755
ChoicePoint, Inc. *	57,767	2,103,874
Corporate Executive Board Company	28,652	1,721,985
CSG Systems International, Inc. *	28,708	422,582
Deluxe Corp.	42,138	1,385,919
DST Systems, Inc. *	41,702	3,442,500
Dun & Bradstreet Corp.	46,844	4,151,784
Fair Isaac Corp.	40,659	1,307,187
Gartner Group, Inc., Class A *	55,657	977,337
Global Payments, Inc.	63,752	2,965,743
Harte-Hanks, Inc.	38,723	669,908
Kelly Services, Inc., Class A	18,662	348,233
Korn/Ferry International *	37,677	709,081
Manpower, Inc.	65,432	3,723,081
MPS Group, Inc. *	81,352	889,991

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Navigant Consulting Company *	36,959	$505,230
NCR Corp. *	146,320	3,672,632
Rollins, Inc.	34,352	659,549
Sotheby’s	53,799	2,049,742
SRA International, Inc., Class A *	34,439	1,014,229
URS Corp. *	64,507	3,504,665
Wind River Systems, Inc. *	62,098	554,535

		48,264,026
Cellular Communications - 0.72%
RF Micro Devices, Inc. *	234,361	1,338,202
Telephone & Data Systems, Inc.	85,897	5,377,152

		6,715,354
Chemicals - 3.54%
Airgas, Inc.	66,541	3,467,452
Albemarle Corp.	64,299	2,652,334
Cabot Corp.	52,742	1,758,418
CF Industries Holdings, Inc.	38,841	4,274,840
Chemtura Corp.	194,987	1,520,899
Cytec Industries, Inc.	34,004	2,093,966
Ferro Corp.	35,176	729,198
FMC Corp.	61,113	3,333,714
Lubrizol Corp.	55,435	3,002,360
Minerals Technologies, Inc.	15,565	1,042,077
Olin Corp.	59,978	1,159,375
Sensient Technologies Corp.	37,997	1,074,555
Terra Industries, Inc. *	75,070	3,585,343
The Scotts Company, Class A	35,838	1,341,058
Valspar Corp.	81,286	1,832,186

		32,867,775
Coal - 0.56%
Arch Coal, Inc.	115,667	5,196,918

Colleges & Universities - 0.31%
Career Education Corp. *	73,616	1,850,706
Corinthian Colleges, Inc. *	68,565	1,055,901

		2,906,607
Computers & Business Equipment - 2.39%
3Com Corp. *	320,543	1,448,854
Avocent Corp. *	40,393	941,561
Diebold, Inc.	53,184	1,541,272
Foundry Networks, Inc. *	122,000	2,137,440
Ingram Micro, Inc., Class A *	118,559	2,138,804
Jack Henry & Associates, Inc.	63,681	1,549,996
Metavante Technologies, Inc. *	69,235	1,614,560
National Instruments Corp.	46,331	1,544,212
Palm, Inc. * (a)	84,764	537,404
Parametric Technology Corp. *	93,729	1,673,063
Tech Data Corp. *	44,834	1,691,138
Western Digital Corp. *	177,936	5,375,447

		22,193,751

The accompanying notes are an integral part of the financial statements.

90

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Construction & Mining Equipment - 0.62%
Joy Global, Inc.	87,340	$5,748,719

Construction Materials - 0.61%
Louisiana-Pacific Corp.	83,619	1,143,908
Martin Marietta Materials, Inc. (a)	33,839	4,487,051
Vulcan Materials Company	1	79

		5,631,038
Containers & Glass - 0.51%
Packaging Corp. of America	75,129	2,118,638
Sonoco Products Company	80,348	2,625,772

		4,744,410
Cosmetics & Toiletries - 0.18%
Alberto-Culver Company	67,712	1,661,653

Crude Petroleum & Natural Gas - 3.81%
Bill Barrett Corp. *	27,251	1,140,999
Cimarex Energy Company	66,670	2,835,475
Forest Oil Corp. *	70,355	3,576,848
Newfield Exploration Company *	105,833	5,577,399
Patterson-UTI Energy, Inc.	125,222	2,444,334
Pioneer Natural Resources Company	96,555	4,715,746
Plains Exploration & Production Company *	91,183	4,923,882
Quicksilver Resources, Inc. *	41,542	2,475,488
Southwestern Energy Company *	137,774	7,676,767

		35,366,938
Domestic Oil - 1.16%
Denbury Resources, Inc. *	197,458	5,874,375
Encore Aquisition Company *	43,861	1,463,642
Frontier Oil Corp.	85,198	3,457,335

		10,795,352
Drugs & Health Care - 0.24%
Perrigo Company	62,711	2,195,512

Educational Services - 0.70%
DeVry, Inc.	48,427	2,516,267
ITT Educational Services, Inc. *	23,771	2,026,953
Strayer Education, Inc.	11,720	1,999,198

		6,542,418
Electrical Equipment - 0.87%
AMETEK, Inc.	86,273	4,041,027
Hubbell, Inc., Class B	46,831	2,416,480
Varian, Inc. *	24,604	1,606,641

		8,064,148
Electrical Utilities - 4.26%
Alliant Energy Corp.	89,148	3,627,432
Black Hills Corp.	30,523	1,346,064
DPL, Inc.	91,791	2,721,603
Great Plains Energy, Inc.	69,656	2,042,314
Hawaiian Electric Industries, Inc.	67,135	1,528,664
IDACORP, Inc.	36,384	1,281,445
Northeast Utilities	125,299	3,923,112
NSTAR	86,339	3,127,199

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
OGE Energy Corp.	74,201	$2,692,754
PNM Resources, Inc.	62,064	1,331,273
Puget Energy, Inc.	94,722	2,598,224
Quanta Services, Inc. *	138,184	3,625,948
Sierra Pacific Resources	189,116	3,211,190
Westar Energy, Inc.	74,664	1,936,784
Wisconsin Energy Corp.	94,531	4,604,605

		39,598,611
Electronics - 3.13%
Amphenol Corp., Class A	144,109	6,682,334
Arrow Electronics, Inc. *	99,200	3,896,576
Avnet, Inc. *	121,289	4,241,476
DRS Technologies, Inc.	33,310	1,807,734
Imation Corp.	26,344	553,224
Kemet Corp. *	67,884	450,071
Mentor Graphics Corp. *	72,542	782,003
Synopsys, Inc. *	117,148	3,037,648
Teleflex, Inc.	31,929	2,011,846
Thomas & Betts Corp. *	41,223	2,021,576
Vishay Intertechnology, Inc. *	149,438	1,705,088
Zebra Technologies Corp., Class A *	54,965	1,907,285

		29,096,861
Energy - 1.64%
Energen Corp.	58,029	3,727,203
Energy East Corp.	127,945	3,481,383
MDU Resources Group, Inc.	147,438	4,070,763
SCANA Corp.	94,306	3,974,998

		15,254,347
Financial Services - 2.87%
AmeriCredit Corp. *	92,278	1,180,236
Broadridge Financial Solutions, Inc.	112,704	2,527,951
Eaton Vance Corp.	99,907	4,536,777
Fidelity National Financial, Inc., Class A	174,266	2,546,026
GATX Corp.	38,733	1,420,726
IndyMac Bancorp, Inc. (a)	65,064	387,131
Jefferies Group, Inc.	90,335	2,082,222
MoneyGram International, Inc.	66,804	1,026,777
Raymond James Financial, Inc.	76,673	2,504,140
SEI Investments Company	102,099	3,284,525
Synovus Financial Corp. *	272,000	2,771,680
Waddell & Reed Financial, Inc., Class A	67,446	2,434,126

		26,702,317
Food & Beverages - 1.52%
Corn Products International, Inc.	60,502	2,223,448
Hansen Natural Corp. *	48,493	2,147,755
Hormel Foods Corp.	58,492	2,367,756
J.M. Smucker Company	46,508	2,392,372
PepsiAmericas, Inc.	48,418	1,613,288
Smithfield Foods, Inc. *	94,448	2,731,436
Tootsie Roll Industries, Inc. (a)	21,761	596,687

		14,072,742

The accompanying notes are an integral part of the financial statements.

91

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Forest Products - 0.32%
Rayonier, Inc.	63,090	$2,980,372

Funeral Services - 0.35%
Service Corporation International	232,905	3,272,315

Furniture & Fixtures - 0.04%
Furniture Brands International, Inc. (a)	39,207	394,422

Gas & Pipeline Utilities - 2.01%
AGL Resources, Inc.	61,883	2,329,276
Aquila, Inc. *	303,887	1,133,498
Equitable Resources, Inc.	98,347	5,239,928
National Fuel Gas Company	67,474	3,149,686
ONEOK, Inc.	83,853	3,754,099
Vectren Corp.	61,853	1,794,356
WGL Holdings, Inc.	39,975	1,309,581

		18,710,424
Healthcare Products - 5.24%
Advanced Medical Optics, Inc. *	48,921	1,200,032
Beckman Coulter, Inc.	50,722	3,692,562
DENTSPLY International, Inc.	122,417	5,511,213
Edwards Lifesciences Corp. *	45,829	2,107,676
Gen-Probe, Inc. *	43,500	2,737,455
Henry Schein, Inc. *	72,386	4,444,500
Hillenbrand Industries, Inc.	50,112	2,792,742
Hologic, Inc. *	101,499	6,966,891
Intuitive Surgical, Inc. *	30,894	10,025,103
Kinetic Concepts, Inc. *	43,688	2,339,929
ResMed, Inc. *	62,485	3,282,337
STERIS Corp.	51,238	1,477,704
Ventana Medical Systems, Inc. *	24,107	2,102,854

		48,680,998
Healthcare Services - 2.21%
Apria Healthcare Group, Inc. *	35,343	762,349
Cerner Corp. *	53,657	3,026,255
Covance, Inc. *	51,610	4,470,458
Health Net, Inc. *	89,071	4,302,129
Kindred Healthcare, Inc. *	24,143	603,092
Lincare Holdings, Inc. *	64,805	2,278,544
Omnicare, Inc.	98,242	2,240,900
Psychiatric Solutions, Inc. *	44,433	1,444,072
WellCare Health Plans, Inc. *	33,714	1,429,811

		20,557,610
Homebuilders - 0.69%
Hovnanian Enterprises, Inc., Class A * (a)	29,668	212,719
M.D.C. Holdings, Inc.	28,160	1,045,581
NVR, Inc. * (a)	4,152	2,175,648
Ryland Group, Inc.	34,023	937,334
Toll Brothers, Inc. *	102,632	2,058,798

		6,430,080
Hotels & Restaurants - 1.10%
Bob Evans Farms, Inc.	26,719	719,543
Boyd Gaming Corp.	45,395	1,546,607

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants (continued)
Brinker International, Inc.	85,096	$1,664,478
CBRL Group, Inc.	19,191	621,596
Chipotle Mexican Grill, Inc., Class A * (a)	26,602	3,912,356
Ruby Tuesday, Inc.	41,792	407,472
The Cheesecake Factory, Inc. *	57,625	1,366,289

		10,238,341
Household Products - 1.09%
Blyth, Inc.	19,486	427,523
Church & Dwight, Inc.	53,331	2,883,607
Energizer Holdings, Inc. *	46,392	5,201,935
Tupperware Brands Corp.	49,793	1,644,663

		10,157,728
Industrial Machinery - 4.66%
AGCO Corp. *	74,035	5,032,899
Cameron International Corp. *	176,828	8,510,732
Crane Company	41,313	1,772,328
Donaldson Company, Inc.	57,617	2,672,276
Flowserve Corp.	46,191	4,443,574
FMC Technologies, Inc. *	105,167	5,962,969
Graco, Inc.	50,794	1,892,584
Grant Prideco, Inc. *	102,656	5,698,434
IDEX Corp.	65,875	2,380,064
Kennametal, Inc.	63,667	2,410,433
Lincoln Electric Holdings, Inc.	34,859	2,481,264

		43,257,557
Industrials - 0.91%
Fastenal Company (a)	101,859	4,117,141
Harsco Corp.	68,074	4,361,501

		8,478,642
Insurance - 3.88%
American Financial Group, Inc.	58,736	1,696,296
Arthur J. Gallagher & Company	75,881	1,835,561
Brown & Brown, Inc.	92,136	2,165,196
Commerce Group, Inc.	34,960	1,257,861
Everest Re Group, Ltd.	51,070	5,127,428
First American Corp.	74,028	2,525,835
Hanover Insurance Group, Inc.	41,971	1,922,272
HCC Insurance Holdings, Inc.	92,917	2,664,860
Horace Mann Educators Corp.	35,040	663,658
Mercury General Corp.	28,753	1,432,187
Old Republic International Corp.	186,228	2,869,774
PMI Group, Inc.	65,573	870,809
Protective Life Corp.	56,705	2,326,039
Radian Group, Inc. (a)	64,989	759,072
Stancorp Financial Group, Inc.	40,030	2,016,711
Unitrin, Inc.	41,871	2,009,389
W.R. Berkley Corp.	130,188	3,880,904

		36,023,852
Internet Retail - 0.11%
Netflix, Inc. * (a)	38,793	1,032,670

The accompanying notes are an integral part of the financial statements.

92

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Software - 0.85%
Digital River, Inc. *	32,673	$1,080,496
F5 Networks, Inc. *	68,640	1,957,613
McAfee, Inc. *	128,728	4,827,300

		7,865,409
Leisure Time - 0.55%
Callaway Golf Company	53,582	933,934
International Speedway Corp., Class A	25,000	1,029,500
Life Time Fitness, Inc. *	27,182	1,350,402
Scientific Games Corp., Class A *	52,547	1,747,188

		5,061,024
Life Sciences - 0.37%
Pharmaceutical Product Development, Inc.	84,582	3,414,575

Manufacturing - 2.02%
Carlisle Companies, Inc.	50,123	1,856,055
Lancaster Colony Corp.	17,391	690,423
Mine Safety Appliances Company	23,626	1,225,481
Nordson Corp.	27,289	1,581,670
Pentair, Inc.	80,403	2,798,828
Roper Industries, Inc.	71,357	4,462,667
SPX Corp.	42,320	4,352,612
Trinity Industries, Inc.	65,883	1,828,912

		18,796,648
Medical-Hospitals - 1.15%
Community Health Systems, Inc. *	77,271	2,848,209
Health Management Associates, Inc., Class A *	196,166	1,173,073
LifePoint Hospitals, Inc. *	46,968	1,396,828
Universal Health Services, Inc., Class B	43,531	2,228,787
VCA Antech, Inc. *	68,109	3,012,461

		10,659,358
Metal & Metal Products - 1.01%
Commercial Metals Company	95,862	2,823,136
Matthews International Corp., Class A	25,066	1,174,844
Reliance Steel & Aluminum Company	52,605	2,851,191
Timken Company	77,444	2,544,035

		9,393,206
Mining - 0.37%
Cleveland-Cliffs, Inc.	33,829	3,409,963

Mobile Homes - 0.11%
Thor Industries, Inc.	28,002	1,064,356

Newspapers - 0.05%
Lee Enterprises, Inc.	32,110	470,412

Office Furnishings & Supplies - 0.31%
Herman Miller, Inc.	49,275	1,596,017
HNI Corp. (a)	37,157	1,302,725

		2,898,742
Paper - 0.32%
Potlatch Corp.	31,680	1,407,859
Temple-Inland, Inc. *	86,000	1,548,000

		2,955,859

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Petroleum Services - 1.82%
Exterran Holdings, Inc. *	53,127	$4,345,788
Helmerich & Payne, Inc.	83,671	3,352,697
Pride International, Inc. *	134,924	4,573,924
Superior Energy Services, Inc. *	65,054	2,239,159
Tidewater, Inc.	44,335	2,432,218

		16,943,786
Pharmaceuticals - 1.31%
Endo Pharmaceutical Holdings, Inc. *	108,411	2,891,322
Medicis Pharmaceutical Corp., Class A	45,489	1,181,349
Par Pharmaceutical Companies, Inc. *	27,314	655,536
PDL BioPharma, Inc. *	94,666	1,658,548
Sepracor, Inc. *	90,367	2,372,134
Valeant Pharmaceuticals International *	73,535	880,214
Vertex Pharmaceuticals, Inc. *	106,953	2,484,518

		12,123,621
Publishing - 0.44%
American Greetings Corp., Class A	44,865	910,759
John Wiley & Sons, Inc., Class A	36,377	1,558,390
Media General, Inc., Class A	18,275	388,344
Scholastic Corp. *	21,129	737,191
Valassis Communications, Inc. *	38,746	452,941

		4,047,625
Railroads & Equipment - 0.38%
Kansas City Southern *	62,148	2,133,541
Wabtec Corp.	39,414	1,357,418

		3,490,959
Real Estate - 5.25%
Alexandria Real Estate Equities, Inc., REIT	25,773	2,620,341
AMB Property Corp., REIT	80,040	4,607,102
BRE Properties, Inc., Class A, REIT	41,049	1,663,716
Camden Property Trust, REIT	44,892	2,161,550
Cousins Properties, Inc., REIT	30,183	667,044
Duke Realty Corp., REIT	117,723	3,070,216
Equity One, Inc., REIT	29,864	687,768
Federal Realty Investment Trust, REIT	46,704	3,836,734
Health Care, Inc., REIT	68,680	3,069,309
Highwoods Properties, Inc., REIT	46,204	1,357,474
Hospitality Properties Trust, REIT	75,897	2,445,401
Jones Lang LaSalle, Inc.	29,928	2,129,676
Liberty Property Trust, REIT	73,996	2,131,825
Mack-California Realty Corp., REIT	54,896	1,866,464
Nationwide Health Properties, Inc., REIT	75,159	2,357,738
Realty Income Corp., REIT	81,702	2,207,588
Regency Centers Corp., REIT	56,274	3,629,110
The Macerich Company, REIT	58,630	4,166,248
UDR, Inc., REIT	108,450	2,152,733
Weingarten Realty Investors, REIT	61,194	1,923,939

		48,751,976
Retail Grocery - 0.11%
Ruddick Corp.	30,094	1,043,359

The accompanying notes are an integral part of the financial statements.

93

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade - 4.71%
99 Cents Only Stores *	37,944	$302,034
Advance Auto Parts, Inc.	80,956	3,075,518
Aeropostale, Inc. *	53,939	1,429,384
American Eagle Outfitters, Inc.	172,940	3,591,964
AnnTaylor Stores Corp. *	49,583	1,267,341
Barnes & Noble, Inc.	38,847	1,338,279
BJ’s Wholesale Club, Inc. *	51,789	1,752,022
Borders Group, Inc.	47,491	505,779
CarMax, Inc. * (a)	176,177	3,479,496
Charming Shoppes, Inc. *	94,233	509,801
Chico’s FAS, Inc. *	142,394	1,285,818
Coldwater Creek, Inc. *	48,366	323,569
Collective Brands, Inc. *	52,951	920,818
Dick’s Sporting Goods, Inc. *	67,305	1,868,387
Dollar Tree Stores, Inc. *	74,273	1,925,156
Foot Locker, Inc.	124,871	1,705,738
MSC Industrial Direct Company, Inc., Class A	38,442	1,555,748
NBTY, Inc. *	45,365	1,243,001
Pacific Sunwear of California, Inc. *	57,184	806,866
PetSmart, Inc.	103,902	2,444,814
Regis Corp.	35,627	996,131
Rent-A-Center, Inc. *	54,029	784,501
Ross Stores, Inc.	109,485	2,799,531
Saks, Inc. *	114,547	2,377,996
United Rentals, Inc. *	61,064	1,121,135
Urban Outfitters, Inc. *	91,259	2,487,720
Williams-Sonoma, Inc.	71,136	1,842,422

		43,740,969
Sanitary Services - 1.13%
Aqua America, Inc. (a)	107,723	2,283,728
Republic Services, Inc.	129,850	4,070,797
Stericycle, Inc. *	70,239	4,172,197

		10,526,722
Semiconductors - 2.56%
Atmel Corp. *	363,036	1,568,315
Cree, Inc. * (a)	68,943	1,893,864
Cypress Semiconductor Corp. *	128,761	4,639,259
Fairchild Semiconductor International, Inc. *	100,581	1,451,384
Integrated Device Technology, Inc. *	153,591	1,737,114
International Rectifier Corp. *	58,617	1,991,219
Intersil Corp., Class A	105,793	2,589,813
Lam Research Corp. *	109,186	4,720,111
Semtech Corp. *	51,928	805,923
Silicon Laboratories, Inc. *	44,560	1,667,881
Triquint Semiconductor, Inc. *	114,349	758,134

		23,823,017
Software - 1.18%
ACI Worldwide, Inc. *	28,895	550,161
Activision, Inc. *	235,576	6,996,607
Advent Software, Inc. *	14,469	782,773
Macrovision Corp. *	42,839	785,239

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Sybase, Inc. *	72,457	$1,890,403

		11,005,183
Steel - 0.92%
Carpenter Technology Corp.	39,688	2,983,347
Steel Dynamics, Inc.	77,912	4,641,218
Worthington Industries, Inc.	53,111	949,625

		8,574,190
Telecommunications Equipment &
Services - 1.07%
ADC Telecommunications, Inc. *	94,984	1,477,001
ADTRAN, Inc.	47,157	1,008,217
CommScope, Inc. *	53,854	2,650,169
NeuStar, Inc., Class A *	62,174	1,783,150
Plantronics, Inc.	39,290	1,021,540
Polycom, Inc. *	73,364	2,038,052

		9,978,129
Telephone - 0.85%
Cincinnati Bell, Inc. *	200,568	952,698
Harris Corp.	110,781	6,943,753

		7,896,451
Tobacco - 0.12%
Universal Corp.	22,112	1,132,577

Transportation - 0.54%
Alexander & Baldwin, Inc.	34,587	1,786,764
Con-way, Inc.	36,486	1,515,629
Overseas Shipholding Group, Inc.	23,373	1,739,652

		5,042,045
Trucking & Freight - 0.67%
J.B. Hunt Transport Services, Inc.	70,768	1,949,658
Oshkosh Truck Corp.	59,994	2,835,316
Werner Enterprises, Inc.	36,452	620,778
YRC Worldwide, Inc. * (a)	45,761	782,056

		6,187,808

TOTAL COMMON STOCKS (Cost $888,040,481)		$915,659,381

SHORT TERM INVESTMENTS - 5.30%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$16,762,000	$16,760,557
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	31,499,810	31,499,810
U.S. Treasury Bills
zero coupon due 01/01/2008 ****	1,000,000	1,000,000

TOTAL SHORT TERM INVESTMENTS
(Cost $49,260,367)		$49,260,367

Total Investments (Mid Cap Index Trust)
(Cost $937,300,848) - 103.85%		$964,919,748
Liabilities in Excess of Other Assets - (3.85)%		(35,776,228)

TOTAL NET ASSETS - 100.00%		$929,143,520

The accompanying notes are an integral part of the financial statements.

94

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.47%

Advertising - 0.29%
Greenfield Online, Inc. *	7,127	$104,125
inVentiv Health, Inc. *	9,780	302,789
Marchex, Inc., Class B	8,824	95,829
ValueClick, Inc. *	30,931	677,389

		1,180,132
Aerospace - 1.31%
AAR Corp. *	11,545	439,056
Argon ST, Inc. *	4,449	82,573
Curtiss-Wright Corp.	13,730	689,246
Esterline Technologies Corp. *	7,954	411,620
GenCorp, Inc. *	18,621	217,121
HEICO Corp. (a)	8,118	442,269
Innovative Solutions & Support, Inc. * (a)	4,132	40,039
Integral Systems, Inc.	4,108	95,552
Moog, Inc., Class A *	11,771	539,230
MTC Technologies, Inc. *	3,273	76,916
Orbital Sciences Corp., Class A *	18,472	452,933
Teledyne Technologies, Inc. *	10,856	578,951
TransDigm Group, Inc. *	2,925	132,122
Triumph Group, Inc.	5,067	417,267
Woodward Governor Company	9,340	634,653

		5,249,548
Agriculture - 0.19%
Andersons, Inc. (a)	4,771	213,741
Cadiz, Inc. * (a)	4,225	88,725
Fresh Del Monte Produce, Inc. *	8,879	298,157
Tejon Ranch Company *	3,692	150,818

		751,441
Air Freight - 0.03%
ABX Air, Inc. *	19,233	80,394
ExpressJet Holdings, Inc. *	18,522	45,934

		126,328
Air Travel - 0.46%
Airtran Holdings, Inc. *	28,484	203,945
Alaska Air Group, Inc. *	13,021	325,655
JetBlue Airways Corp. *	55,214	325,763
Midwest Air Group, Inc. *	7,956	117,749
Pinnacle Airline Corp. *	6,510	99,277
Republic Airways Holdings, Inc. *	11,513	225,540
SkyWest, Inc.	20,075	539,014

		1,836,943
Aluminum - 0.16%
Century Aluminum Company *	9,018	486,431
Superior Essex, Inc. *	6,476	155,424

		641,855
Amusement & Theme Parks - 0.03%
Great Wolf Resorts, Inc. *	10,288	100,925

Apparel & Textiles - 1.63%
Bebe Stores, Inc.	7,950	102,237
Brown Shoe, Inc.	13,708	207,950

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
Carter’s, Inc. *	18,159	$351,377
Cherokee, Inc.	2,818	90,937
Columbia Sportswear Company (a)	4,413	194,569
Deckers Outdoor Corp. *	3,996	619,620
G & K Services, Class A	6,809	255,474
G-III Apparel Group, Ltd. *	4,462	65,904
Heelys, Inc. *	2,079	14,470
Iconix Brand Group, Inc. *	15,839	311,395
Interface, Inc., Class A	17,084	278,811
Jos. A. Bank Clothiers, Inc. * (a)	5,660	161,027
Kellwood Company	8,257	137,396
K-Swiss, Inc., Class A	8,239	149,126
Lululemon Athletica, Inc. * (a)	3,880	183,796
Maidenform Brands, Inc. *	7,359	99,567
Movado Group, Inc.	5,425	137,198
Oxford Industries, Inc.	4,908	126,479
Perry Ellis International, Inc. *	4,044	62,197
Quiksilver, Inc. *	38,611	331,282
Skechers United States of America, Inc.,
Class A *	6,335	123,596
Stage Stores, Inc.	13,558	200,658
Steven Madden, Ltd. *	6,631	132,620
The Gymboree Corp. *	10,196	310,570
The Warnaco Group, Inc. *	14,457	503,104
Timberland Company, Class A *	14,694	265,667
True Religion Apparel, Inc. * (a)	4,614	98,509
Under Armour, Inc., Class A * (a)	7,682	335,473
Unifirst Corp.	4,536	172,368
Volcom, Inc. *	4,488	98,871
Wolverine World Wide, Inc.	17,003	416,913

		6,539,161
Auto Parts - 1.08%
Accuride Corp. *	7,564	59,453
Aftermarket Technology Corp. *	6,897	188,012
American Axle & Manufacturing Holdings, Inc.	13,776	256,509
Amerigon, Inc. *	7,031	148,635
ArvinMeritor, Inc.	22,012	258,201
Commercial Vehicle Group, Inc. *	7,312	106,024
CSK Auto Corp. *	13,887	69,574
Exide Technologies *	19,297	154,376
Federal Signal Corp.	14,998	168,277
Hayes Lemmerz International, Inc. *	30,310	138,517
Lear Corp. *	23,709	655,791
LKQ Corp. *	34,709	729,583
Miller Industries, Inc. *	3,582	49,038
Modine Manufacturing Company	10,271	169,574
Noble International, Ltd.	4,301	70,149
Pep Boys - Manny, Moe & Jack (a)	13,070	150,044
Standard Motor Products, Inc.	5,356	43,705
Superior Industries International, Inc.	7,132	129,588
Tenneco, Inc. *	14,398	375,356
Titan International, Inc. (a)	7,458	233,137

The accompanying notes are an integral part of the financial statements.

95

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Auto Parts (continued)
Visteon Corp. *	40,353	$177,150

		4,330,693
Auto Services - 0.13%
Dollar Thrifty Automotive Group, Inc. *	7,419	175,682
Lithia Motors, Inc., Class A	5,043	69,240
Midas, Inc. *	5,030	73,740
Monro Muffler Brake, Inc.	6,270	122,202
RSC Holdings, Inc. *	6,289	78,927

		519,791
Automobiles - 0.14%
Asbury Automotive Group, Inc.	7,909	119,031
Group 1 Automotive, Inc.	7,575	179,906
Monaco Coach Corp.	9,330	82,850
Rush Enterprises, Inc., Class A *	10,762	195,653

		577,440
Banking - 6.57%
1st Source Corp.	4,396	76,095
Alabama National BanCorp	5,553	432,079
AMCORE Financial, Inc.	7,488	169,978
Americanwest BanCorp.	6,597	116,305
Ameris Bancorp	5,444	91,731
Anchor BanCorp Wisconsin, Inc.	7,323	172,237
BancFirst Corp.	2,460	105,411
Banco Latinoamericano de
Exportaciones, S.A.	8,844	144,246
Bancorp, Inc. *	3,954	53,221
Bank Mutual Corp.	18,678	197,426
Bank of the Ozarks, Inc. (a)	4,487	117,559
BankAtlantic Bancorp, Inc., Class A (a)	14,421	59,126
BankFinancial Corp.	9,328	147,569
BankUnited Financial Corp., Class A (a)	10,213	70,470
Banner Corp.	4,559	130,980
Beneficial Mutual Bancorp, Inc. *	11,239	109,243
Berkshire Hill Bancorp, Inc.	3,298	85,748
Boston Private Financial Holdings, Inc. (a)	11,922	322,848
Brookline Bancorp, Inc.	20,901	212,354
Capital City Bank Group, Inc. (a)	4,625	130,518
Capital Corp of the West	3,693	71,755
Capitol Bancorp, Ltd. (a)	4,567	91,888
Cascade Bancorp (a)	7,400	103,008
Cathay General Bancorp, Inc. (a)	16,019	424,343
Centennial Bank Holdings, Inc. *	18,274	105,624
Central Pacific Financial Corp.	9,855	181,923
Chemical Financial Corp.	8,169	194,341
Chittenden Corp.	14,622	520,836
Citizens Banking Corp.	23,641	343,031
City Bank, Lynnwood, WA (a)	4,956	111,114
CoBiz, Inc.	6,981	103,807
Columbia Banking System, Inc.	5,612	166,845
Community Bancorp - NV *	3,872	67,257
Community Bank Systems, Inc.	10,116	201,005

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Community Trust Bancorp, Inc.	5,299	$145,881
Corus Bankshares, Inc. (a)	12,295	131,188
CVB Financial Corp. (a)	21,783	225,236
Dime Community Bancorp, Inc.	10,139	129,475
Downey Financial Corp. (a)	6,529	203,117
Enterprise Financial Services Corp. (a)	4,142	98,621
F.N.B. Corp. (a)	19,657	288,958
First BanCorp Puerto Rico (a)	26,029	189,751
First Bancorp	5,010	94,639
First Busey Corp. (a)	8,005	158,979
First Charter Corp.	11,683	348,854
First Commonwealth Financial Corp. (a)	23,560	250,914
First Community Bancorp	8,099	334,003
First Community Bancshares, Inc.	3,933	125,423
First Financial BanCorp.	11,758	134,041
First Financial Bankshares, Inc. (a)	6,777	255,154
First Financial Corp. (a)	4,909	139,121
First Financial Holdings, Inc.	4,830	132,439
First Indiana Corp.	3,812	121,984
First Merchants Corp.	6,698	146,284
First Midwest BanCorp, Inc., Illinois	15,585	476,901
First Niagara Financial Group, Inc.	34,529	415,729
First Place Financial Corp.	6,353	88,878
First State Bancorp	7,081	98,426
FirstFed Financial Corp. * (a)	5,213	186,730
FirstMerit Corp.	25,199	504,232
Flagstar Bancorp, Inc. (a)	14,606	101,804
Flushing Financial Corp.	8,471	135,960
Franklin Bank Corp. *	8,668	37,359
Frontier Financial Corp. (a)	12,573	233,481
Glacier Bancorp, Inc.	16,884	316,406
Great Southern Bancorp, Inc. (a)	4,548	99,874
Greene County Bancshares, Inc.	3,388	65,050
Greenhill & Company, Inc. (a)	5,900	392,232
Hancock Holding Company	8,498	324,624
Hanmi Financial Corp.	12,886	111,077
Harleysville National Corp.	10,137	147,696
Heartland Financial USA, Inc. (a)	5,311	98,625
Heritage Commerce Corp.	4,935	90,755
Horizon Financial Corp.	5,128	89,432
IBERIABANK Corp.	3,913	182,933
Imperial Capital Bancorp, Inc.	2,185	39,986
Independent Bank Corp. - MA	5,049	137,434
Independent Bank Corp. - MI	7,729	73,426
Integra Bank Corp.	7,356	103,793
International Bancshares Corp.	16,140	337,972
KNBT Bancorp, Inc.	10,260	158,209
Macatawa Bank Corp. (a)	6,766	58,120
MainSource Financial Group, Inc. (a)	7,791	121,228
MB Financial, Inc.	11,619	358,214
Midwest Banc Holdings, Inc. (a)	6,757	83,922
Nara Bancorp, Inc.	7,663	89,427

The accompanying notes are an integral part of the financial statements.

96

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
National Penn Bancshares, Inc. (a)	15,822	$239,545
NetBank, Inc. *	17,160	309
NewAlliance Bancshares, Inc. (a)	35,408	407,900
Northwest Bancorp, Inc. (a)	6,339	168,427
Old National Bancorp	21,467	321,146
Old Second Bancorp, Inc. (a)	5,157	138,156
Omega Financial Corp.	4,814	140,858
Oriental Financial Group, Inc.	6,390	85,690
Pacific Capital Bancorp (a)	14,941	300,762
Park National Corp. (a)	3,932	253,614
Peoples Bancorp, Inc.	4,524	112,602
PFF Bancorp, Inc. (a)	7,778	93,647
Pinnacle Financial Partners, Inc. *	5,388	136,963
Preferred Bank, Los Angeles, CA	3,516	91,486
PrivateBancorp, Inc. (a)	5,966	194,790
Prosperity Bancshares, Inc.	11,257	330,843
Provident Bankshares Corp.	10,396	222,370
Provident Financial Services, Inc.	21,344	307,780
Provident New York Bancorp (a)	13,934	180,027
Renasant Corp.	6,303	135,956
S & T Bancorp, Inc. (a)	8,585	237,289
S.Y. Bancorp, Inc.	3,792	90,780
Sandy Spring Bancorp, Inc.	5,666	157,628
SCBT Financial Corp.	3,820	120,979
Seacoast Banking Corp. of Florida (a)	5,664	58,226
Security Bank Corp. (a)	6,009	54,922
Signature Bank *	9,300	313,875
Simmons First National Corp., Class A	5,294	140,291
Southwest Bancorp, Inc.	5,432	99,569
Sterling Bancorp	7,171	97,812
Sterling Bancshares, Inc.	23,706	264,559
Sterling Financial Corp., PA	8,926	146,565
Sterling Financial Corp., Spokane	16,314	273,912
Suffolk Bancorp	3,879	119,124
Superior Bancorp * (a)	12,823	68,860
Susquehanna Bancshares, Inc. (a)	25,947	478,463
SVB Financial Group *	10,642	536,357
Texas Capital Bancshares, Inc. *	7,700	140,525
The South Financial Group, Inc.	23,062	360,459
Tierone Corp.	5,883	130,308
Tompkins Trustco, Inc.	2,028	78,686
Trico Bancshares	5,576	107,617
TrustCo Bank Corp NY (a)	25,044	248,436
Trustmark Corp.	15,437	391,482
UCBH Holdings, Inc. (a)	31,485	445,828
Umpqua Holdings Corp. (a)	19,156	293,853
Union Bankshares Corp. (a)	5,002	105,742
United Bankshares, Inc.	11,576	324,360
United Community Banks, Inc. (a)	11,446	180,847
Univest Corp. of Pennsylvania (a)	5,020	105,972
Virginia Commerce Bancorp, Inc. *	6,472	75,917
W Holding Company, Inc. (a)	37,091	44,880

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Washington Trust Bancorp, Inc.	5,095	$128,547
WesBanco, Inc.	7,156	147,414
West Coast Bancorp	5,524	102,194
WestAmerica Bancorp (a)	9,642	429,551
Western Alliance Bancorp * (a)	5,237	98,299
Wintrust Financial Corp.	7,669	254,074

		26,362,991
Biotechnology - 2.27%
Acorda Therapeutics, Inc. *	6,669	146,451
Affymetrix, Inc. *	21,229	491,239
Alnylam Pharmaceuticals, Inc. * (a)	10,092	293,475
Applera Corp. - Celera Genomics Group *	24,209	384,197
Arena Pharmaceuticals, Inc. *	18,838	147,501
Arqule, Inc. *	10,615	61,567
Bio Reference Labs, Inc. *	3,816	124,707
BioMimetic Therapeutics, Inc. *	3,588	62,324
Bio-Rad Laboratories, Inc., Class A *	5,792	600,167
Cytokinetics, Inc. *	10,972	51,898
Discovery Laboratories, Inc. * (a)	27,264	58,618
Exelixis, Inc. *	30,037	259,219
Genomic Health, Inc. *	4,307	97,510
Genvec, Inc. * (a)	21,484	31,581
Geron Corp. * (a)	22,245	126,352
GTx, Inc. * (a)	5,302	76,084
Human Genome Sciences, Inc. * (a)	41,519	433,458
Illumina, Inc. *	16,632	985,612
Immucor, Inc. *	21,400	727,386
Integra LifeSciences Holdings Corp. * (a)	5,617	235,521
Intermune, Inc. * (a)	8,419	112,225
Keryx Biopharmaceuticals, Inc. * (a)	14,582	122,489
Kosan Biosciences, Inc. *	14,114	50,810
Martek Biosciences Corp. * (a)	10,093	298,551
Medarex, Inc. *	39,066	407,068
Medivation, Inc. * (a)	6,756	97,286
MGI Pharma, Inc. *	24,784	1,004,495
Momenta Pharmaceuticals, Inc. *	7,442	53,136
Myriad Genetics, Inc. *	13,271	616,040
Nabi Biopharmaceuticals * (a)	20,570	74,258
Nektar Therapeutics *	28,580	191,772
Neurocrine Biosciences, Inc. *	11,943	54,221
Osiris Therapeutics, Inc. * (a)	4,155	49,943
Pharmanet Development Group, Inc. *	5,836	228,830
Progenics Pharmaceuticals, Inc. *	7,111	128,496
Regeneration Technologies, Inc. *	9,792	84,995
Telik, Inc. * (a)	17,587	61,027
Tercica, Inc. * (a)	11,029	74,777

		9,105,286
Broadcasting - 0.55%
Acacia Research - Acacia Technologies *	9,544	85,705
Belo Corp., Class A	26,075	454,748
Citadel Broadcasting Corp.	57,634	118,726

The accompanying notes are an integral part of the financial statements.

97

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Broadcasting (continued)
CKX, Inc. *	11,799	$141,588
Cox Radio, Inc., Class A *	10,763	130,770
Cumulus Media, Inc., Class A * (a)	10,343	83,158
Emmis Communications Corp., Class A * (a)	10,847	41,761
Entercom Communications Corp.	10,196	139,583
Entravision Communications Corp., Class A *	21,730	170,146
Fisher Communications, Inc. *	2,346	89,054
Gray Television, Inc.	13,603	109,096
Journal Communications, Inc.	15,001	134,109
Mediacom Communications Corp., Class A * (a)	17,470	80,187
Nexstar Broadcasting Group, Inc. *	3,690	33,727
Radio One, Inc., Class D *	24,683	58,499
Sinclair Broadcast Group, Inc., Class A (a)	16,029	131,598
Spanish Broadcasting System, Inc., Class A *	13,982	25,867
Westwood One, Inc.	22,698	45,169
World Wrestling Entertainment, Inc., Class A	7,738	114,213

		2,187,704
Building Materials & Construction - 0.84%
Apogee Enterprises, Inc.	9,176	157,001
Beacon Roofing Supply, Inc. *	14,066	118,436
Builders FirstSource, Inc. * (a)	5,319	38,403
Drew Industries, Inc. *	5,830	159,742
Dycom Industries, Inc. *	12,751	339,814
EMCOR Group, Inc. *	19,858	469,244
Granite Construction, Inc.	11,199	405,180
Griffon Corp. *	9,388	116,881
Home Solutions of America, Inc. * (a)	12,693	12,693
Interline Brands, Inc. *	8,726	191,187
LSI Industries, Inc.	6,558	119,356
NCI Building Systems, Inc. * (a)	6,364	183,220
Perini Corp. *	8,350	345,857
Texas Industries, Inc. (a)	8,504	596,130
Trex Company, Inc. * (a)	4,247	36,142
U.S. Concrete, Inc. *	11,383	37,905
WCI Communities, Inc. * (a)	9,736	36,802

		3,363,993
Business Services - 4.63%
ABM Industries, Inc.	13,573	276,753
Administaff, Inc.	7,305	206,585
AMERCO, Inc. * (a)	3,325	218,386
Arbitron, Inc.	9,276	385,603
BearingPoint, Inc. *	61,759	174,778
Black Box Corp.	5,483	198,320
Bowne & Company, Inc.	8,889	156,446
Bright Horizons Family Solutions, Inc. *	8,273	285,749
CDI Corp.	4,123	100,024
Coinstar, Inc. *	8,704	245,018
Compass Diversified Trust	7,031	104,762
Compucredit Corp. * (a)	6,358	63,453
COMSYS IT Partners, Inc. *	5,711	90,120
Core-Mark Holding Company, Inc. *	3,277	94,115

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Cornell Corrections, Inc. *	3,676	$85,724
CoStar Group, Inc. *	6,014	284,161
CRA International, Inc. *	3,934	187,298
CSG Systems International, Inc. *	13,500	198,720
Deluxe Corp.	16,146	531,042
DG Fastchannel, Inc. *	4,343	111,355
Diamond Management & Technology
Consultants, Inc.	9,046	65,764
Electro Rent Corp.	6,086	90,377
Ennis Business Forms, Inc.	8,243	148,374
Euronet Worldwide, Inc. * (a)	14,279	428,370
Exponent, Inc. *	5,244	141,798
EZCORP, Inc., Class A *	11,964	135,074
Forrester Research, Inc. *	5,003	140,184
FTI Consulting, Inc. *	13,384	824,990
Gartner Group, Inc., Class A *	21,371	375,275
Gevity HR, Inc.	7,819	60,128
Global Cash Access, Inc. *	13,986	84,755
Global Sources, Ltd. * (a)	5,407	152,571
GSI Commerce, Inc. *	6,243	121,738
Healthcare Services Group, Inc.	13,362	283,007
Heidrick & Struggles International, Inc.	5,652	209,746
Hudson Highland Group, Inc. *	7,940	66,775
Huron Consulting Group, Inc. *	5,877	473,863
Informatica Corp. *	27,431	494,307
Insight Enterprises, Inc. *	15,213	277,485
Intervoice Brite, Inc. *	13,716	109,591
Jackson Hewitt Tax Service, Inc. (a)	10,112	321,056
Kelly Services, Inc., Class A	7,411	138,289
Kendle International, Inc. *	3,942	192,843
Kenexa Corp. *	7,865	152,738
Kforce, Inc. *	9,954	97,051
Korn/Ferry International *	13,380	251,812
LECG Corp. *	8,595	129,441
MAXIMUS, Inc.	6,762	261,081
McGrath Rentcorp	8,032	206,824
Michael Baker Corp. *	2,550	104,805
MPS Group, Inc. *	31,823	348,144
Navigant Consulting Company * (a)	18,048	246,716
Net 1 UEPS Technologies, Inc. *	13,092	384,381
On Assignment, Inc. *	11,400	79,914
Perot Systems Corp., Class A *	26,912	363,312
PHH Corp. *	16,572	292,330
Pre-Paid Legal Services, Inc. * (a)	2,800	154,980
Quest Software, Inc. *	21,356	393,805
Resource America, Inc.	4,575	67,115
Resources Connection, Inc. *	15,226	276,504
Rollins, Inc.	13,497	259,142
SAIC, Inc. *	39,511	794,961
ScanSource, Inc. *	8,144	263,458
Seachange International, Inc. *	10,338	74,744
SonicWALL, Inc. *	20,340	218,045

The accompanying notes are an integral part of the financial statements.

98

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Sotheby’s	20,545	$782,765
Source Interlink Companies *	11,886	34,232
Spherion Corp. *	17,905	130,348
SRA International, Inc., Class A *	12,798	376,901
Stanley, Inc. *	2,466	78,961
SYNNEX Corp. *	5,121	100,372
Syntel, Inc.	3,948	152,077
TeleTech Holdings, Inc. *	12,972	275,914
Tetra Tech, Inc. *	18,103	389,215
TrueBlue, Inc. *	14,468	209,497
Tyler Technologies, Inc. *	12,691	163,587
Viad Corp.	6,551	206,881
Volt Information Sciences, Inc. *	4,156	75,889
Watson Wyatt Worldwide, Inc., Class A	13,211	613,123
Wind River Systems, Inc. *	23,680	211,462

		18,557,299
Cable & Television - 0.50%
Charter Communications, Inc., Class A * (a)	126,299	147,770
Gemstar-TV Guide International, Inc. *	78,014	371,347
Knology, Inc. *	8,234	105,230
Lin TV Corp. *	8,622	104,930
LodgeNet Entertainment Corp. *	7,165	124,957
Time Warner Telecom, Inc., Class A *	44,891	910,838
TiVo, Inc. * (a)	30,743	256,397

		2,021,469
Cellular Communications - 0.37%
Brightpoint, Inc. *	15,823	243,041
iPCS, Inc. *	5,552	199,817
Novatel Wireless, Inc. * (a)	9,472	153,446
RF Micro Devices, Inc. * (a)	82,258	469,693
Rural Cellular Corp., Class A *	3,856	170,011
Syniverse Holdings, Inc. *	8,051	125,435
USA Mobility, Inc. *	7,303	104,433

		1,465,876
Chemicals - 2.72%
A. Schulman, Inc.	8,691	187,291
Albany Molecular Research, Inc. *	8,250	118,635
American Vanguard Corp. (a)	6,215	107,830
Arch Chemicals, Inc.	7,622	280,108
Balchem Corp. *	6,444	144,217
Calgon Carbon Corp. * (a)	12,781	203,090
Cambrex Corp.	9,154	76,711
CF Industries Holdings, Inc.	17,220	1,895,233
Ferro Corp.	13,471	279,254
Georgia Gulf Corp. (a)	10,858	71,880
H.B. Fuller Company	18,790	421,836
Hercules, Inc.	36,245	701,341
Innophos Holdings, Inc. (a)	7,154	106,452
Innospec, Inc.	7,608	130,553
Landec Corp. *	7,462	99,991
LSB Industries, Inc. *	4,850	136,867

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Metabolix, Inc. *	4,613	$109,789
Minerals Technologies, Inc.	5,919	396,277
Newmarket Corp.	4,801	267,368
Olin Corp.	22,915	442,947
OM Group, Inc. *	9,263	532,993
PolyOne Corp. *	29,262	192,544
Rockwood Holdings, Inc. *	10,906	362,297
Sensient Technologies Corp.	15,046	425,501
ShengdaTech, Inc. * (a)	10,683	154,369
Terra Industries, Inc. *	28,886	1,379,595
Tronox, Inc.	13,174	113,955
UAP Holding Corp.	16,108	621,769
W. R. Grace & Company *	21,826	571,405
Zep, Inc. *	6,761	93,775
Zoltek Companies, Inc. * (a)	6,768	290,144

		10,916,017
Coal - 0.22%
Alpha Natural Resources, Inc. *	20,416	663,112
International Coal Group, Inc. * (a)	39,707	212,829

		875,941
Colleges & Universities - 0.10%
Corinthian Colleges, Inc. *	27,122	417,679

Commercial Services - 0.84%
CBIZ, Inc. *	16,107	158,010
Cenveo, Inc. *	16,710	291,924
Chemed Corp.	7,834	437,764
DynCorp International, Inc. *	7,852	211,062
Exlservice Holdings, Inc. *	7,173	165,553
HMS Holdings Corp. *	6,773	224,931
Live Nation, Inc. *	20,231	293,754
Morningstar, Inc. *	3,811	296,305
Odyssey Marine Exploration, Inc. * (a)	13,291	82,271
PeopleSupport, Inc. *	7,984	109,221
Perficient, Inc. *	9,172	144,367
Providence Service Corp. * (a)	3,850	108,339
Team, Inc. *	5,376	196,654
TNS, Inc. *	8,349	148,195
Waste Services, Inc. * (a)	6,655	57,034
Wright Express Corp. *	12,427	441,034

		3,366,418
Computers & Business Equipment - 3.18%
3Com Corp. *	120,532	544,805
3D Systems Corp. * (a)	4,923	76,011
Acme Packet, Inc. *	6,972	87,777
Agilysys, Inc.	9,629	145,590
Avanex Corp. *	61,565	61,565
Avocent Corp. *	15,688	365,687
Benchmark Electronics, Inc. *	22,294	395,273
BigBand Networks, Inc. * (a)	3,853	19,804
Blue Coat Systems, Inc. *	7,990	262,631
CACI International, Inc., Class A *	9,513	425,897

The accompanying notes are an integral part of the financial statements.

99

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Cogent, Inc. * (a)	13,441	$149,867
Cray, Inc. *	10,624	63,638
Data Domain, Inc. *	2,791	73,515
Digi International, Inc. *	8,985	127,497
Echelon Corp. * (a)	9,414	194,305
Electronics for Imaging, Inc. *	17,647	396,705
EMS Technologies, Inc. *	5,421	163,931
Extreme Networks, Inc. *	37,799	133,808
Falconstor Software, Inc. * (a)	10,392	117,014
Foundry Networks, Inc. *	45,212	792,114
Gerber Scientific, Inc. *	7,936	85,709
Hurco Companies, Inc. *	1,861	81,233
Hypercom Corp. *	16,663	82,982
IHS, Inc., Class A *	9,750	590,460
Immersion Corp. *	8,607	111,461
InPhonic, Inc. * (a)	8,090	105
Intermec, Inc. * (a)	18,819	382,214
Internap Network Services Corp. *	15,266	127,166
Ixia *	14,504	137,498
Jack Henry & Associates, Inc.	24,370	593,166
L-1 Identity Solutions, Inc. * (a)	18,360	329,562
Liveperson, Inc. *	12,282	65,586
MICROS Systems, Inc. *	12,580	882,613
MTS Systems Corp.	5,547	236,691
Ness Technologies, Inc. *	10,926	100,847
NETGEAR, Inc. *	10,771	384,202
Palm, Inc. * (a)	32,054	203,222
Parametric Technology Corp. *	35,845	639,833
Plexus Corp. *	14,400	378,144
Quantum Corp. *	61,796	166,231
Rackable Systems, Inc. * (a)	9,251	92,510
Radiant Systems, Inc. *	9,360	161,273
RadiSys Corp. *	7,291	97,699
Rimage Corp. *	3,579	92,875
SI International, Inc. *	4,237	116,390
Sigma Designs, Inc. *	8,662	478,142
Silicon Graphics, Inc. *	2,325	42,501
Silicon Storage Technology, Inc. *	31,273	93,506
Smart Modular Technologies (WWH), Inc. *	15,660	159,419
Sonic Solutions * (a)	7,495	77,873
Standard Microsystems Corp. *	7,151	279,390
STEC, Inc. *	10,430	91,158
Stratasys, Inc. * (a)	6,576	169,924
Sykes Enterprises, Inc. *	9,888	177,984
Synaptics, Inc. *	8,012	329,774
Trident Microsystems, Inc. *	17,619	115,581

		12,752,358
Construction & Mining Equipment - 0.61%
A.S.V., Inc. * (a)	6,527	90,399
Astec Industries, Inc. *	5,667	210,756
Bucyrus International, Inc., Class A	11,580	1,150,936

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Construction & Mining Equipment
(continued)
Carbo Ceramics, Inc. (a)	6,294	$234,137
Gulf Islands Fabrication, Inc.	3,543	112,349
Kaman Corp., Class A	7,734	284,689
Layne Christensen Company *	4,264	209,831
Matrix Service Company *	7,731	168,690

		2,461,787
Construction Materials - 0.54%
Ameron International Corp.	2,851	262,720
Applied Industrial Technologies, Inc.	13,497	391,683
Clarcor, Inc.	15,955	605,811
Columbus McKinnon Corp. *	5,935	193,600
Comfort Systems USA, Inc.	13,777	176,070
Simpson Manufacturing Company, Inc. (a)	11,491	305,546
Standex International Corp.	4,616	80,549
Universal Forest Products, Inc.	5,163	152,102

		2,168,081
Containers & Glass - 0.37%
Graphic Packaging Corp. *	21,136	77,992
Greif, Inc., Class A	10,230	668,735
Mobile Mini, Inc. *	11,286	209,242
Silgan Holdings, Inc.	7,840	407,210
TAL International Group, Inc.	5,509	125,440

		1,488,619
Correctional Facilities - 0.11%
The Geo Group, Inc. *	15,728	440,384

Cosmetics & Toiletries - 0.40%
Chattem, Inc. * (a)	5,281	398,927
Elizabeth Arden, Inc. *	7,970	162,190
Helen of Troy, Ltd. *	9,474	162,384
Intermediate Parfums, Inc.	2,995	53,820
Nu Skin Enterprises, Inc., Class A	16,039	263,521
Revlon, Inc., Class A *	63,482	74,909
Sally Beauty Holdings, Inc. *	29,103	263,382
Steiner Leisure, Ltd. *	5,407	238,773

		1,617,906
Crude Petroleum & Natural Gas - 1.34%
Allis-Chalmers Energy, Inc. * (a)	7,873	116,127
Arena Resources, Inc. *	8,404	350,531
Bill Barrett Corp. *	9,581	401,156
Bois d’Arc Energy, Inc. *	5,830	115,726
Carrizo Oil & Gas, Inc. *	7,057	386,371
Concho Resources, Inc. *	7,110	146,537
Contango Oil & Gas Company * (a)	4,199	213,687
Edge Petroleum Corp. * (a)	9,238	54,781
EXCO Resources, Inc. *	19,165	296,674
FX Energy, Inc. * (a)	11,823	67,155
Geokinetics, Inc. *	2,335	45,416
GMX Resources, Inc. * (a)	3,701	119,468
Goodrich Petroleum Corp. * (a)	4,816	108,938
Gulfport Energy Corp. *	6,379	116,481

The accompanying notes are an integral part of the financial statements.

100

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas
(continued)
Harvest Natural Resources, Inc. *	12,482	$156,025
MarkWest Hydrocarbon, Inc.	2,106	131,941
Oilsands Quest, Inc. * (a)	34,505	140,780
Parallel Petroleum Corp. *	11,816	208,316
Penn Virginia Corp.	11,725	511,562
Petroquest Energy, Inc. *	13,128	187,730
SulphCo, Inc. * (a)	14,555	75,977
Superior Offshore International, Inc. *	3,366	16,897
Swift Energy Company *	9,294	409,215
Toreador Resources Corp. * (a)	4,993	34,901
TXCO Resources, Inc. *	11,164	134,638
VAALCO Energy, Inc. *	19,873	92,409
Venoco, Inc. *	4,015	80,019
Whiting Petroleum Corp. *	11,476	661,706

		5,381,164
Domestic Oil - 1.21%
Atlas America, Inc.	7,183	425,090
Berry Petroleum Company, Class A	12,322	547,713
Brigham Exploration Company *	16,319	122,719
Comstock Resources, Inc. *	13,786	468,724
Delta Petroleum Corp. * (a)	20,480	386,048
Encore Aquisition Company *	16,492	550,338
Energy Partners, Ltd. * (a)	8,917	105,310
EnergySouth, Inc.	2,608	151,264
GeoGlobal Resources, Inc. * (a)	10,303	51,000
Mariner Energy, Inc. *	27,053	618,973
McMoran Exploration Company * (a)	7,711	100,937
Meridian Resource Corp. *	31,173	56,423
Oil States International, Inc. *	15,179	517,907
Stone Energy Corp. *	8,756	410,744
Union Drilling, Inc. *	5,010	79,008
Warren Resources, Inc. *	17,079	241,326

		4,833,524
Drugs & Health Care - 2.21%
Abaxis, Inc. *	6,523	233,915
Abiomed, Inc. * (a)	9,414	146,294
Acadia Pharmaceuticals, Inc. * (a)	9,733	107,744
Alpharma, Inc., Class A *	13,498	271,985
Ariad Pharmaceuticals, Inc. * (a)	22,513	95,680
BioMarin Pharmaceutical, Inc. *	29,706	1,051,592
Cell Genesys, Inc. * (a)	23,346	53,696
CV Therapeutics, Inc. * (a)	18,663	168,900
Datascope Corp.	4,232	154,045
Dendreon Corp. * (a)	26,041	161,975
Durect Corp. *	21,280	136,830
Gentiva Health Services, Inc. *	8,738	166,372
Hansen Medical, Inc. * (a)	3,132	93,772
I-Flow Corp. * (a)	6,752	106,547
Immunomedics, Inc. *	18,626	43,212
Invacare Corp.	9,141	230,353

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care (continued)
K-V Pharmaceutical Company, Class A * (a)	11,025	$314,654
Landauer, Inc.	3,040	157,624
Luminex Corp. * (a)	11,001	178,656
Mannatech, Inc. (a)	5,195	32,832
Matria Healthcare, Inc. * (a)	6,704	159,354
Maxygen, Inc. *	8,172	65,621
Medical Action, Inc. *	5,023	104,730
Mentor Corp. (a)	10,426	407,657
Meridian Bioscience, Inc.	12,452	374,556
Molina Healthcare, Inc. * (a)	4,184	161,921
Neurogen Corp. *	10,627	36,663
OraSure Technologies, Inc. *	15,705	139,618
Pain Therapeutics, Inc. * (a)	11,368	120,501
Parexel International Corp. *	8,671	418,809
Perrigo Company	23,992	839,960
Quidel Corp. *	9,171	178,559
Res-Care, Inc. *	7,855	197,632
Savient Pharmaceuticals, Inc. *	16,563	380,452
Seattle Genetics, Inc. *	13,136	149,750
Vital Signs, Inc.	3,436	175,648
Vivus, Inc. *	19,223	99,575
West Pharmaceutical Services, Inc.	10,234	415,398
XenoPort, Inc. *	6,759	377,693
Zymogenetics, Inc. *	12,650	147,626

		8,858,401
Educational Services - 0.61%
Capella Education Company *	3,403	222,760
DeVry, Inc.	18,628	967,911
INVESTools, Inc. *	16,460	292,001
Leapfrog Enterprises, Inc., Class A *	10,843	72,973
Strayer Education, Inc.	4,534	773,410
Universal Technical Institute, Inc. * (a)	7,444	126,548

		2,455,603
Electrical Equipment - 1.89%
A.O. Smith Corp.	6,425	225,196
Aaon, Inc.	4,765	94,442
American Science & Engineering, Inc. (a)	2,893	164,178
Anaren, Inc. *	6,027	99,385
Anixter International, Inc. *	9,456	588,825
Audiovox Corp., Class A *	6,075	75,330
AZZ, Inc. *	3,758	106,539
Baldor Electric Company	14,191	477,669
Cohu, Inc.	7,837	119,906
Coleman Cable, Inc. *	2,793	26,394
DTS, Inc. *	6,027	154,110
Encore Wire Corp. (a)	7,340	116,853
Excel Technology, Inc. *	4,471	121,164
FLIR Systems, Inc. *	41,026	1,284,114
Genlyte Group, Inc. *	8,907	847,947
GrafTech International, Ltd. *	30,947	549,309
Greatbatch, Inc. *	6,988	139,690

The accompanying notes are an integral part of the financial statements.

101

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Equipment (continued)
Houston Wire & Cable Company (a)	5,365	$75,861
Littelfuse, Inc. *	6,880	226,765
Methode Electronics, Inc.	11,573	190,260
Powell Industries, Inc. *	2,786	122,779
Power-One, Inc. * (a)	23,396	93,350
Universal Electronics, Inc. *	4,625	154,660
Varian, Inc. *	9,488	619,567
Vicor Corp.	6,901	107,587
W.H. Brady Company, Class A	15,669	549,825
Watsco, Inc.	7,072	259,967

		7,591,672

Electrical Utilities - 1.77%
Allete, Inc.	8,016	317,273
Avista Corp.	16,451	354,355
Black Hills Corp.	11,708	516,323
Central Vermont Public Service Corp.	3,482	107,385
CH Energy Group, Inc.	5,356	238,556
Cleco Corp.	18,489	513,994
El Paso Electric Company *	14,319	366,137
Empire District Electric Company	9,925	226,091
IDACORP, Inc.	13,577	478,182
ITC Holdings Corp.	13,222	745,985
MGE Energy, Inc.	6,982	247,652
NorthWestern Corp.	11,384	335,828
Otter Tail Corp. (a)	9,385	324,721
Pike Electric Corp. *	5,885	98,633
PNM Resources, Inc.	23,623	506,713
Portland General Electric Company	9,257	257,159
UIL Holding Corp.	8,207	303,249
Unisource Energy Corp.	11,018	347,618
Westar Energy, Inc.	30,826	799,626

		7,085,480

Electronics - 2.24%
Adaptec, Inc. *	38,713	130,850
Anadigics, Inc. * (a)	18,297	211,696
Analogic Corp.	4,341	293,973
Bel Fuse, Inc., Class B	3,870	113,275
Belden, Inc.	13,936	620,152
Checkpoint Systems, Inc. *	12,258	318,463
Comtech Group, Inc. *	6,150	99,077
CTS Corp.	12,117	120,322
Cubic Corp.	4,969	194,785
Cynosure, Inc. *	2,483	65,700
Daktronics, Inc. (a)	9,941	224,368
Electro Scientific Industries, Inc. *	9,280	184,208
Enersys *	6,815	170,102
FEI Company *	11,014	273,478
Franklin Electric, Inc. (a)	6,090	233,064
Hutchinson Technology, Inc. *	8,226	216,508
II-VI, Inc. *	7,395	225,917
Imation Corp.	10,881	228,501

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
Integrated Electrical Services, Inc. *	4,403	$82,732
IPG Photonics Corp. *	3,092	61,809
Itron, Inc. *	9,271	889,738
Kemet Corp. *	25,917	171,830
LoJack Corp. *	6,052	101,734
Measurement Specialties, Inc. *	4,893	108,135
Medis Technologies, Ltd. * (a)	7,307	112,747
Mentor Graphics Corp. *	26,899	289,971
Mercury Computer Systems, Inc. *	7,772	125,207
Newport Corp. *	10,927	139,756
OSI Systems, Inc. *	4,882	129,227
Park Electrochemical Corp.	6,362	179,663
Rogers Corp. *	5,541	240,313
SiRF Technology Holdings, Inc. * (a)	16,432	412,936
Sonic Innovations, Inc. *	8,889	68,623
Stoneridge, Inc. *	4,961	39,886
Supertex, Inc. * (a)	3,669	114,803
Sycamore Networks, Inc. *	55,985	214,982
Syntax-Brillian Corp. * (a)	17,969	55,345
Taser International, Inc. * (a)	19,426	279,540
Technitrol, Inc.	12,706	363,138
TTM Technologies, Inc. *	13,250	154,495
Universal Display Corp. * (a)	8,241	170,342
X-Rite, Inc. *	9,349	108,635
Zoran Corp. *	15,405	346,767
Zygo Corp. *	6,335	78,934

		8,965,727

Energy - 0.71%
Alon USA Energy, Inc.	4,055	110,215
Aventine Renewable Energy Holdings, Inc. *	10,222	130,433
Energy Conversion Devices, Inc. *	12,243	411,977
Evergreen Energy, Inc. * (a)	26,303	58,655
Evergreen Solar, Inc. * (a)	29,336	506,633
Fuelcell Energy, Inc. * (a)	20,748	205,820
Headwaters, Inc. * (a)	12,428	145,905
New Jersey Resources Corp.	8,726	436,474
Ormat Technologies, Inc.	4,279	235,388
Pacific Ethanol, Inc. * (a)	11,118	91,279
Rosetta Resources, Inc. *	15,911	315,515
VeraSun Energy Corp. * (a)	10,414	159,126
Verenium Corp. * (a)	10,512	52,455

		2,859,875

Financial Services - 2.71%
Actrade Financial Technologies, Ltd. *	722	917
Advance America Cash Advance Centers, Inc.	20,955	212,903
Advanta Corp., Class B	11,617	93,749
Ares Capital Corp.	21,319	311,897
Asset Acceptance Capital Corp. * (a)	5,666	58,983
Asta Funding, Inc. (a)	3,602	95,237
Bankrate, Inc. * (a)	3,420	164,468
Calamos Asset Management, Inc.	7,389	220,044

The accompanying notes are an integral part of the financial statements.

102

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Capital Southwest Corp.	992	$117,453
Cass Information Systems, Inc. (a)	2,501	83,558
Centerline Holding Company (a)	16,179	123,284
City Holding Company	5,984	202,499
Clayton Holdings, Inc. * (a)	3,981	20,582
Cohen & Steers, Inc. (a)	5,418	162,377
Cowen Group, Inc. *	5,315	50,546
Delphi Financial Group, Inc.	13,815	487,393
Delta Financial Corp. (a)	5,584	279
Dollar Financial Corp. *	5,081	155,936
Encore Capital Group, Inc. * (a)	5,633	54,527
Evercore Partners, Inc.	2,993	64,499
FBR Capital Markets Corp. *	9,667	92,610
FCStone Group, Inc. *	2,782	128,055
Federal Agricultural Mortgage Corp., Class C	3,676	96,752
Financial Federal Corp.	8,642	192,630
Fremont General Corp. *	21,135	73,973
Friedman, Billings, Ramsey Group, Inc.	49,210	154,519
GAMCO Investors, Inc.	1,860	128,712
GFI Group, Inc. *	4,936	472,474
Heartland Payment Systems, Inc. (a)	4,943	132,472
HFF, Inc. *	5,675	43,925
Interactive Brokers Group, Inc. *	12,405	400,930
Interactive Data Corp.	11,035	364,265
Investors Bancorp, Inc. * (a)	16,429	232,306
KBW, Inc. * (a)	9,105	232,997
Knight Capital Group, Inc. *	32,158	463,075
LaBranche & Company, Inc. *	16,641	83,871
Ladenburg Thalmann Financial Services, Inc. * (a)	31,546	66,878
MarketAxess Holdings, Inc. * (a)	9,865	126,568
MCG Capital Corp. (a)	19,990	231,684
MVC Capital, Inc. (a)	7,953	128,361
National Financial Partners Corp. (a)	11,616	529,806
NBT Bancorp, Inc.	11,158	254,626
Nelnet, Inc., Class A (a)	5,583	70,960
NewStar Financial, Inc. * (a)	4,602	38,105
Ocwen Financial Corp. *	11,652	64,552
optionsXpress Holdings, Inc.	13,552	458,329
Patriot Capital Funding, Inc.	7,147	72,113
PennantPark Investment Corp.	6,619	66,322
Penson Worldwide, Inc. *	4,578	65,694
Piper Jaffray Companies, Inc. *	5,814	269,305
Portfolio Recovery Associates, Inc. * (a)	5,025	199,342
Prospect Capital Corp. (a)	7,026	91,689
RAM Holdings, Ltd. *	6,882	33,997
Sanders Morris Harris Group, Inc. (a)	6,557	67,209
Stifel Financial Corp. * (a)	4,666	245,292
SWS Group, Inc.	7,010	88,817
Thomas Weisel Partners Group, Inc. *	6,937	95,245
UMB Financial Corp.	9,734	373,396
United Community Financial Corp.	10,584	58,424
Waddell & Reed Financial, Inc., Class A	25,949	936,499

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
World Acceptance Corp. *	5,594	$150,926
WSFS Financial Corp.	2,510	126,002

		10,884,838

Food & Beverages - 1.23%
Cal-Maine Foods, Inc. (a)	4,522	119,969
Chiquita Brands International, Inc. * (a)	13,353	245,562
Coca-Cola Bottling Company	2,216	130,478
Flowers Foods, Inc.	24,066	563,385
Green Mountain Coffee Roasters, Inc. *	5,466	222,466
Hain Celestial Group, Inc. *	12,599	403,168
Imperial Sugar Company (a)	4,012	75,305
J & J Snack Foods Corp.	4,762	148,955
Jones Soda Company * (a)	8,190	60,934
Lance, Inc.	9,992	204,037
M & F Worldwide Corp. *	3,805	204,899
Nuco2, Inc. *	5,439	135,431
Performance Food Group Company *	11,151	299,628
Pilgrim's Pride Corp. (a)	12,569	363,873
Ralcorp Holdings, Inc. *	8,446	513,432
Sanderson Farms, Inc.	5,336	180,250
Seaboard Corp.	111	163,170
Spartan Stores, Inc.	6,973	159,333
Tootsie Roll Industries, Inc. (a)	11,381	312,067
TreeHouse Foods, Inc. *	9,883	227,210
Winn-Dixie Stores, Inc. * (a)	10,699	180,492

		4,914,044

Forest Products - 0.04%
Deltic Timber Corp.	3,349	172,440

Funeral Services - 0.07%
Stewart Enterprises, Inc., Class A	31,680	281,952

Furniture & Fixtures - 0.23%
American Woodmark Corp. (a)	3,844	69,884
Ethan Allen Interiors, Inc. (a)	8,052	229,482
Furniture Brands International, Inc. (a)	14,875	149,642
Hooker Furniture Corp.	4,190	84,219
Kimball International, Inc., Class B	8,277	113,395
La-Z-Boy, Inc. (a)	16,100	127,673
Sealy Corp. (a)	13,795	154,366

		928,661

Gas & Pipeline Utilities - 1.17%
American States Water Company	5,757	216,924
Aquila, Inc. *	115,425	430,535
Cal Dive International, Inc. * (a)	13,461	178,224
California Water Service Group (a)	6,458	239,075
Crosstex Energy, Inc. (a)	11,861	441,704
Nicor, Inc. (a)	13,805	584,642
Northwest Natural Gas Company	8,497	413,464
Piedmont Natural Gas, Inc. (a)	23,133	605,159
South Jersey Industries, Inc.	9,200	332,028
Southwest Gas Corp.	13,312	396,298

The accompanying notes are an integral part of the financial statements.

103

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Gas & Pipeline Utilities (continued)
Southwest Water Company (a)	8,872	$111,077
The Laclede Group, Inc.	7,281	249,302
WGL Holdings, Inc.	15,195	497,788

		4,696,220

Healthcare Products - 3.39%
Accuray, Inc. *	5,165	78,611
Align Technology, Inc. *	18,697	311,866
American Medical Systems Holdings, Inc. * (a)	22,425	324,266
AngioDynamics, Inc. *	6,668	126,959
Animal Health International, Inc. *	4,238	52,127
ArthroCare Corp. * (a)	8,568	411,692
Aspect Medical Systems, Inc. *	5,686	79,604
Bruker BioSciences Corp. *	20,396	271,267
Cantel Medical Corp. *	4,105	59,851
Computer Programs & Systems, Inc.	3,131	71,199
Conceptus, Inc. *	9,284	178,624
CONMED Corp. *	8,828	204,015
Cutera, Inc. *	4,320	67,824
Cyberonics, Inc. * (a)	7,298	96,042
Cypress Biosciences, Inc. *	10,143	111,877
Haemonetics Corp. *	8,208	517,268
Hologic, Inc. * (a)	37,734	2,590,062
ICU Medical, Inc. *	4,141	149,117
Inverness Medical Innovations, Inc. *	20,766	1,166,634
Kensey Nash Corp. *	4,203	125,754
LCA-Vision, Inc. (a)	6,230	124,413
LifeCell Corp. *	10,549	454,767
Mannkind Corp. * (a)	12,996	103,448
Masimo Corp. *	4,227	166,755
Merit Medical Systems, Inc. *	9,475	131,703
Micrus Endovascular Corp. *	4,909	96,609
Natus Medical, Inc. *	6,829	132,141
Nuvasive, Inc. *	10,758	425,156
Orthofix International NV *	5,195	301,154
Owens & Minor, Inc.	12,541	532,115
PSS World Medical, Inc. *	20,949	409,972
Sirona Dental Systems, Inc. *	5,205	174,263
SonoSite, Inc. * (a)	5,196	174,949
Spectranetics Corp. *	10,683	163,770
Stereotaxis, Inc. *	8,077	98,701
STERIS Corp.	20,132	580,607
SurModics, Inc. * (a)	4,774	259,085
Symmetry Medical, Inc. *	11,123	193,874
The Medicines Company *	16,116	308,783
Thoratec Corp. *	16,589	301,754
USANA Health Sciences, Inc. * (a)	2,666	98,855
Ventana Medical Systems, Inc. *	8,277	722,003
Visicu, Inc. *	5,069	60,169
Volcano Corp. *	7,444	93,125
Wright Medical Group, Inc. *	11,047	322,241

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Zoll Medical Corp. *	6,542	$174,802

		13,599,873

Healthcare Services - 1.79%
Air Methods Corp. *	3,338	165,798
Alliance Imaging, Inc. *	8,439	81,183
Amedisys, Inc. *	7,969	386,656
American Dental Partners, Inc. *	4,331	43,440
AMERIGROUP Corp. *	16,232	591,656
AMN Healthcare Services, Inc. *	10,822	185,814
Apria Healthcare Group, Inc. *	13,440	289,901
Assisted Living Concepts, Inc. *	18,711	140,332
Capital Senior Living Corp. *	8,519	84,594
CorVel Corp. *	2,724	62,706
Cross Country Healthcare, Inc. *	10,191	145,120
Emergency Medical Services Corp., Class A * (a)	2,958	86,610
Emeritus Corp. *	1,940	48,791
Enzo Biochem, Inc. *	9,418	119,985
Healthextras, Inc. *	9,589	250,081
Healthsouth Corp. * (a)	24,423	512,883
Healthspring, Inc. *	14,596	278,054
Healthways, Inc. * (a)	10,827	632,730
Kindred Healthcare, Inc. *	9,287	231,989
LHC Group, Inc. *	4,576	114,308
Magellan Health Services, Inc. *	12,027	560,819
National Healthcare Corp. (a)	2,331	120,513
Nighthawk Radiology Holdings, Inc. *	6,595	138,825
Odyssey Healthcare, Inc. *	10,783	119,260
Palomar Medical Technologies, Inc. *	5,827	89,270
Phase Forward, Inc. *	12,921	281,032
Psychiatric Solutions, Inc. *	16,770	545,025
Radiation Therapy Services, Inc. *	4,261	131,708
Skilled Healthcare Group, Inc. *	7,420	108,555
Sun Healthcare Group, Inc. *	13,435	230,679
The Advisory Board Company *	5,624	361,005
Town Sports International Holdings, Inc. *	5,327	50,926

		7,190,248

Holdings Companies/Conglomerates - 0.11%
Information Services Group, Inc. * (a)	11,436	78,337
Marathon Acquisition Corp. * (a)	12,376	96,285
NTR Acquisition Company *	9,241	87,789
PICO Holdings, Inc. * (a)	4,829	162,351

		424,762

Homebuilders - 0.30%
Beazer Homes USA, Inc. (a)	12,178	90,482
Champion Enterprises, Inc. * (a)	24,107	227,088
Hovnanian Enterprises, Inc., Class A * (a)	11,621	83,323
M/I Homes, Inc. (a)	4,124	43,302
Meritage Homes Corp. * (a)	8,235	119,984
Standard Pacific Corp. (a)	20,151	67,506
Walter Industries, Inc.	16,297	585,551

		1,217,236

The accompanying notes are an integral part of the financial statements.

104

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants - 1.63%
AFC Enterprises, Inc. *	9,637	$109,091
Ameristar Casinos, Inc.	7,883	217,098
BJ’s Restaurants, Inc. *	5,942	96,617
Bob Evans Farms, Inc.	11,365	306,059
Buffalo Wild Wings, Inc. *	4,812	111,735
California Pizza Kitchen, Inc. *	9,402	146,389
CBRL Group, Inc.	7,805	252,804
CEC Entertainment, Inc. *	9,004	233,744
Chipotle Mexican Grill, Inc. *	10,201	1,255,233
CKE Restaurants, Inc.	19,709	260,159
Denny’s Corp. *	29,659	111,221
Domino’s Pizza, Inc. *	14,030	185,617
IHOP Corp. (a)	5,523	202,031
Jack in the Box, Inc. *	19,412	500,247
Jamba, Inc. * (a)	16,475	60,958
Krispy Kreme Doughnuts, Inc. * (a)	20,405	64,480
Landry’s Restaurants, Inc. (a)	5,512	108,586
Lodgian, Inc. *	6,445	72,571
Marcus Corp.	6,906	106,698
McCormick & Schmick’s Seafood
Restaurants, Inc. *	5,081	60,616
Morgans Hotel Group Company *	6,480	124,934
O’Charley’s, Inc.	8,156	122,177
P.F. Chang’s China Bistro, Inc. * (a)	8,120	185,461
Papa John’s International, Inc. *	7,019	159,331
Peets Coffee & Tea, Inc. * (a)	5,113	148,635
Red Robin Gourmet Burgers, Inc. * (a)	5,307	169,771
Ruby Tuesday, Inc.	17,028	166,023
Ruth’s Chris Steak House, Inc. *	6,239	55,777
Sonic Corp. *	20,960	459,024
Texas Roadhouse, Inc., Class A *	16,717	184,890
The Steak & Shake Company * (a)	9,857	107,441
Triarc Companies, Inc.	19,948	174,744

		6,520,162
Household Appliances - 0.06%
Consolidated Tomoka Land Company (a)	2,068	129,622
Libbey, Inc.	4,732	74,955
Lifetime Brands, Inc. (a)	3,847	49,934

		254,511
Household Products - 0.52%
Blyth, Inc.	8,032	176,222
Central Garden & Pet Company, Class A *	22,008	117,963
Cryolife, Inc. *	7,213	57,343
Jarden Corp. *	1,776	41,931
Select Comfort Corp. * (a)	15,282	107,127
Tempur-Pedic International, Inc.	23,174	601,829
Tupperware Brands Corp.	19,225	635,002
TurboChef Technologies, Inc. * (a)	6,362	104,973
WD-40 Company	6,082	230,934

		2,073,324

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery - 2.00%
Actuant Corp., Class A	17,042	$579,598
Albany International Corp., Class A	9,057	336,015
Badger Meter, Inc. (a)	4,959	222,907
Briggs & Stratton Corp. (a)	15,278	346,199
Cascade Corp.	3,665	170,276
Chart Industries, Inc. *	4,126	127,493
Circor International, Inc.	5,509	255,397
Cognex Corp.	13,743	276,921
Dionex Corp. *	5,899	488,791
EnPro Industries, Inc. *	6,704	205,478
Flow International Corp. *	12,029	112,110
Gehl Company *	3,683	59,075
Gorman-Rupp Company	4,772	148,886
H&E Equipment Services, Inc. *	5,659	106,842
Intevac, Inc. *	6,598	95,935
Kadant, Inc. *	4,759	141,200
Lindsay Corp. (a)	3,821	270,107
Lufkin Industries, Inc.	4,723	270,581
Middleby Corp. *	4,291	328,776
NACCO Industries, Inc., Class A	1,820	181,436
NATCO Group, Inc. *	5,440	294,576
OYO Geospace Corp. *	1,314	99,023
Raser Technologies, Inc. * (a)	10,133	150,475
Regal-Beloit Corp.	9,907	445,320
Robbins & Myers, Inc.	4,440	335,797
Rofin-Sinar Technologies, Inc. *	9,792	471,093
Sauer-Danfoss, Inc.	3,512	87,976
Tecumseh Products Company, Class A *	5,163	120,866
Tennant Company	5,320	235,623
Tredegar Industries, Inc.	9,864	158,613
Twin Disc, Inc.	1,537	108,774
Valmont Industries, Inc.	5,803	517,163
Watts Water Technologies, Inc., Class A (a)	9,692	288,822

		8,038,144
Industrials - 0.17%
Aecom Technology Corp. *	12,455	355,839
Brookfield Homes Corp. (a)	3,697	58,413
Clean Harbors, Inc. *	5,226	270,184

		684,436
Insurance - 3.38%
Alfa Corp.	10,959	237,482
American Equity Investment Life Holding
Company	18,270	151,458
American Physicians Capital, Inc.	3,491	144,737
Amerisafe, Inc. *	6,477	100,458
Amtrust Financial Services, Inc.	8,256	113,685
Argo Group International Holdings, Ltd. *	9,202	387,680
Aspen Insurance Holdings, Ltd.	27,471	792,264
Assured Guaranty, Ltd.	21,158	561,533
Citizens, Inc. Class A * (a)	13,625	75,346
CNA Surety Corp. *	5,637	111,556

The accompanying notes are an integral part of the financial statements.

105

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Commerce Group, Inc.	15,076	$542,435
eHealth, Inc. *	4,331	139,068
Employers Holdings, Inc.	17,000	284,070
Enstar Group, Ltd. * (a)	2,248	275,200
FBL Financial Group, Inc., Class A	4,992	172,374
First Mercury Financial Corp. *	4,603	112,313
FPIC Insurance Group, Inc. *	3,377	145,144
Harleysville Group, Inc.	5,477	193,776
Hilb, Rogal and Hamilton Company	11,475	465,541
Horace Mann Educators Corp.	14,029	265,709
Infinity Property & Casualty Corp.	6,217	224,620
IPC Holdings, Ltd.	19,931	575,408
LandAmerica Financial Group, Inc. (a)	5,344	178,757
Max Re Capital, Ltd.	18,976	531,138
Meadowbrook Insurance Group, Inc. *	9,173	86,318
Midland Company	3,296	213,218
Montpelier Re Holdings, Ltd.	34,901	593,666
National Western Life Insurance Company,
Class A	791	164,030
Navigators Group, Inc. *	4,514	293,410
NYMAGIC, Inc.	2,426	56,113
Odyssey Re Holdings Corp.	8,958	328,848
Phoenix Companies, Inc.	35,811	425,077
Platinum Underwriters Holdings, Ltd.	18,642	662,910
PMA Capital Corp., Class A *	12,042	98,985
Presidential Life Corp.	7,738	135,492
Primus Guaranty, Ltd. *	14,364	100,692
ProAssurance Corp. *	10,582	581,163
RLI Corp.	6,947	394,520
Safety Insurance Group, Inc.	5,371	196,686
Scottish Re Group, Ltd. *	22,024	15,967
SeaBright Insurance Holdings, Inc. *	7,391	111,456
Security Capital Assurance, Ltd. (a)	7,468	29,051
Selective Insurance Group, Inc.	17,600	404,624
State Auto Financial Corp. (a)	5,135	135,051
Stewart Information Services Corp.	5,649	147,382
Tower Group, Inc.	6,551	218,803
Triad Guaranty, Inc. * (a)	3,982	39,024
United America Indemnity, Ltd. *	8,350	166,332
United Fire & Casualty Company	7,432	216,197
Universal American Financial Corp. *	12,591	322,204
Validus Holdings, Ltd. *	5,157	133,979
Zenith National Insurance Corp.	11,587	518,287

		13,571,237
International Oil - 0.23%
ATP Oil & Gas Corp. * (a)	6,874	347,412
BPZ Energy, Inc. * (a)	15,053	168,292
Callon Petroleum Company *	7,375	121,319
Parker Drilling Company *	34,751	262,370

		899,393

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Content - 0.58%
CMGI, Inc. *	15,479	$202,620
CNET Networks, Inc. *	46,912	428,776
Harris Interactive, Inc. *	19,076	81,264
InfoSpace, Inc. *	10,055	189,034
Internet Cap Group, Inc. *	12,226	143,533
Liquidity Services, Inc. *	3,527	45,498
LoopNet, Inc. *	8,444	118,638
Move, Inc. *	31,693	77,648
RightNow Technologies, Inc. * (a)	5,812	92,120
Safeguard Scientifics, Inc. *	39,413	70,943
Schawk, Inc., Class A	5,017	77,864
Sohu.com, Inc. *	8,659	472,089
SourceForge, Inc. * (a)	22,893	56,088
The Knot, Inc. *	8,696	138,614
TheStreet.com, Inc.	6,615	105,311
Travelzoo, Inc. *	2,402	32,859

		2,332,899
Internet Retail - 0.79%
1-800-Flowers.com, Inc. *	8,422	73,524
Ariba, Inc. *	24,131	269,061
Blue Nile, Inc. * (a)	4,191	285,239
Mercadolibre, Inc. *	4,988	368,513
Netflix, Inc. * (a)	14,582	388,173
Orbitz Worldwide, Inc. *	10,403	88,426
Overstock.com, Inc. *	5,282	82,029
PetMed Express, Inc. *	6,691	80,961
Priceline.com, Inc. * (a)	11,751	1,349,720
Shutterfly, Inc. *	4,628	118,569
Stamps.com, Inc. *	6,320	76,978

		3,181,193
Internet Service Provider - 0.58%
Cogent Communications Group, Inc. *	15,564	369,022
Earthlink, Inc. *	38,121	269,516
Equinix, Inc. *	11,091	1,120,967
eSPEED, Inc., Class A *	6,834	77,224
Imergent, Inc. (a)	3,936	41,682
Online Resources Corp. *	8,790	104,777
Terremark Worldwide, Inc. * (a)	15,326	99,619
United Online, Inc.	20,747	245,230

		2,328,037
Internet Software - 0.94%
Art Technology Group, Inc. *	39,303	169,789
Chordiant Software, Inc. *	10,349	88,484
Cybersource Corp. *	21,010	373,348
DealerTrack Holdings, Inc. *	10,479	350,732
Digital River, Inc. *	12,795	423,131
eResearch Technology, Inc. *	12,820	151,532
Interwoven, Inc. *	13,615	193,605
Keynote Systems, Inc. *	5,652	79,411
Lionbridge Technologies, Inc. *	18,795	66,722
NIC, Inc. *	13,701	115,636

The accompanying notes are an integral part of the financial statements.

106

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Software (continued)
On2 Technologies, Inc. * (a)	36,014	$36,734
Openwave Systems, Inc. *	25,852	67,215
RealNetworks, Inc. *	31,590	192,383
S1 Corp. *	17,609	128,546
Sapient Corp. *	25,685	226,285
Switch & Data Facilities Company, Inc. *	4,167	66,755
TIBCO Software, Inc. *	64,922	523,921
VASCO Data Security International, Inc. *	8,115	226,571
Vignette Corp. *	9,277	135,537
Vocus, Inc. *	4,291	148,168

		3,764,505
Investment Companies - 0.29%
Apollo Investment Corp.	36,794	627,338
Gladstone Capital Corp.	5,171	87,907
Hercules Technology Growth Capital, Inc.	8,722	108,327
Kohlberg Capital Corp.	4,879	58,548
NGP Capital Resources Company (a)	6,594	103,064
TICC Capital Corp.	7,128	65,791
U.S. Global Investors, Inc. (a)	3,784	63,042
WP Stewart & Company, Ltd. (a)	7,401	37,819

		1,151,836
Leisure Time - 1.63%
Ambassadors International, Inc. (a)	3,023	44,075
Arctic Cat, Inc.	4,386	52,369
Bally Technologies, Inc. *	16,601	825,402
Blockbuster, Inc., Class A *	60,063	234,246
Bluegreen Corp. *	7,593	54,594
Callaway Golf Company	22,504	392,245
Carmike Cinemas, Inc.	4,626	33,585
Churchill Downs, Inc.	3,230	174,323
Cinemark Holdings, Inc. (a)	8,469	143,973
Dover Downs Gaming & Entertainment, Inc.	5,406	60,818
Gaylord Entertainment Company *	12,677	513,038
Isle of Capri Casinos, Inc. * (a)	4,992	68,740
Lakes Gaming, Inc. *	5,981	41,448
Life Time Fitness, Inc. * (a)	9,849	489,298
Monarch Casino & Resort, Inc. *	3,834	92,323
MTR Gaming Group, Inc. *	6,818	46,294
Multimedia Games, Inc. * (a)	8,080	67,387
National Cinemedia, Inc.	13,043	328,814
Pinnacle Entertainment, Inc. *	18,470	435,153
Polaris Industries, Inc. (a)	11,114	530,916
Premier Exhibitions, Inc. * (a)	9,306	101,808
RC2 Corp. *	6,719	188,602
Riviera Holdings Corp. *	3,291	101,363
Shuffle Master, Inc. * (a)	11,088	132,945
Six Flags, Inc. * (a)	22,049	44,759
Speedway Motorsports, Inc.	4,423	137,467
Steinway Musical Instruments, Inc. *	2,780	76,645
The Nautilus Group, Inc. (a)	10,137	49,164
Trump Entertainment Resorts, Inc. * (a)	10,468	45,012

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Leisure Time (continued)
Vail Resorts, Inc. *	9,744	$524,325
West Marine, Inc. *	5,227	46,938
WMS Industries, Inc. *	12,649	463,459

		6,541,528
Life Sciences - 0.28%
American Ecology Corp.	5,562	130,596
Arrowhead Research Corp. * (a)	11,031	41,697
Dawson Geophysical Company *	2,495	178,293
Halozyme Therapeutics, Inc. *	20,151	143,274
Incyte Corp. *	26,411	265,430
Ionatron, Inc. * (a)	11,656	33,336
Omrix Biopharmaceuticals, Inc. *	4,320	150,077
Senomyx, Inc. *	10,259	76,840
Symyx Technologies, Inc. *	11,400	87,552

		1,107,095
Liquor - 0.19%
Boston Beer Company, Inc. *	3,088	116,263
Central European Distribution Corp. *	10,994	638,532

		754,795
Manufacturing - 1.83%
Acuity Brands, Inc.	13,523	608,535
American Railcar Industries, Inc. (a)	3,207	61,735
AptarGroup, Inc.	21,437	876,988
Barnes Group, Inc.	14,337	478,712
Blout International, Inc. *	12,156	149,640
Ceradyne, Inc. *	8,446	396,371
Coherent, Inc. *	9,670	242,427
ESCO Technologies, Inc. * (a)	7,999	319,480
Force Protection, Inc. * (a)	21,199	99,211
Freightcar America, Inc.	2,353	82,355
GenTek, Inc. *	3,055	89,420
Goodman Global, Inc. *	11,741	288,124
Hardinge, Inc.	3,659	61,398
Hexcel Corp. *	29,276	710,821
Insteel Industries, Inc.	6,062	71,107
iRobot Corp. * (a)	4,970	89,858
Kaydon Corp.	8,824	481,261
Koppers Holdings, Inc.	5,565	240,631
Lancaster Colony Corp.	7,246	287,666
Mine Safety Appliances Company (a)	8,736	453,136
Nordson Corp.	10,523	609,913
Park-Ohio Holdings Corp. *	2,990	75,049
Raven Industries, Inc.	5,133	197,056
Reddy Ice Holdings, Inc.	7,197	182,156
Smith & Wesson Holding Corp. * (a)	9,886	60,305
Spartan Motors, Inc. (a)	10,086	77,057
Sturm Ruger & Company, Inc. *	7,568	62,663

		7,353,075
Medical-Hospitals - 0.58%
AmSurg Corp. *	9,485	256,664
Centene Corp. *	13,481	369,919

The accompanying notes are an integral part of the financial statements.

107

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Medical-Hospitals (continued)
Cepheid, Inc. *	17,218	$453,694
EV3, Inc. *	14,578	185,286
Hythiam, Inc. * (a)	10,435	30,575
MedCath Corp. *	3,087	75,817
MWI Veterinary Supply, Inc. *	2,877	115,080
Northstar Neuroscience, Inc. *	6,497	60,422
NxStage Medical, Inc. * (a)	6,619	100,410
RehabCare Group, Inc. *	6,322	142,624
Sunrise Senior Living, Inc. *	13,729	421,206
Vital Images, Inc. * (a)	5,509	99,548

		2,311,245
Metal & Metal Products - 1.27%
A. M. Castle & Company	3,450	93,805
Ampco-Pittsburgh Corp.	2,546	97,079
Brush Engineered Materials, Inc. *	6,476	239,741
Dynamic Materials Corp.	3,768	221,935
Gibraltar Industries, Inc.	7,808	120,399
Haynes International, Inc. *	3,638	252,841
Kaiser Aluminum Corp.	4,731	376,020
L.B. Foster Company *	3,758	194,401
Ladish Company, Inc. *	4,766	205,844
Matthews International Corp., Class A	9,898	463,919
Metal Management, Inc.	7,962	362,510
Mueller Industries, Inc.	11,623	336,951
Mueller Water Products, Inc. (a)	35,984	342,568
Quanex Corp.	11,534	598,615
RBC Bearings, Inc. *	6,736	292,747
RTI International Metals, Inc. *	7,161	493,608
Sun Hydraulics, Inc.	3,637	91,761
Universal Stainless & Alloy Products, Inc. *	2,240	79,677
USEC, Inc. * (a)	27,142	244,278

		5,108,699
Mining - 0.64%
AMCOL International Corp.	8,132	292,996
Apex Silver Mines, Ltd. * (a)	18,139	276,438
Coeur d’Alene Mines Corp. * (a)	85,929	424,489
Compass Minerals International, Inc.	10,062	412,542
General Moly, Inc. *	15,696	183,172
Hecla Mining Company *	37,277	348,540
Royal Gold, Inc. (a)	7,517	229,419
Stillwater Mining Company *	13,000	125,580
U.S. Gold Corp. *	15,110	44,726
Uranium Resources, Inc. * (a)	16,525	206,232

		2,544,134
Mobile Homes - 0.08%
Fleetwood Enterprises, Inc. * (a)	20,154	120,521
Winnebago Industries, Inc. (a)	9,830	206,627

		327,148
Mutual Funds - 0.02%
Kayne Anderson Energy Development Fund *	3,489	79,933

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Newspapers - 0.05%
Lee Enterprises, Inc.	14,387	$210,770

Office Furnishings & Supplies - 0.50%
Acco Brands Corp. *	16,780	269,151
Herman Miller, Inc.	19,559	633,516
IKON Office Solutions, Inc. (a)	33,307	433,657
Knoll, Inc.	15,366	252,464
United Stationers, Inc. *	8,530	394,171

		1,982,959
Paper - 0.47%
AbitibiBowater, Inc. * (a)	16,648	343,115
Buckeye Technologies, Inc. *	12,058	150,725
Chesapeake Corp.	7,335	38,069
Mercer International, Inc. *	9,716	76,076
Neenah Paper, Inc. (a)	4,691	136,743
P.H. Glatfelter Company	14,115	216,101
Potlatch Corp.	12,084	537,013
Rock-Tenn Company, Class A	10,694	271,734
Wausau-Mosinee Paper Corp.	14,065	126,444

		1,896,020
Petroleum Services - 2.26%
Atwood Oceanics, Inc. *	8,430	845,023
Basic Energy Services, Inc. *	12,830	281,619
Bronco Drilling Company, Inc. *	8,300	123,255
Complete Production Services, Inc. *	13,291	238,839
Delek US Holdings, Inc.	3,655	73,941
Dril-Quip, Inc. *	8,196	456,189
Energy Infrastructure Acquisition Corp. *	7,658	77,652
Exterran Holdings, Inc. *	18,625	1,523,525
Flotek Industries, Inc. * (a)	5,740	206,870
Grey Wolf, Inc. *	57,076	304,215
GulfMark Offshore, Inc. *	7,129	333,566
Hercules Offshore, Inc. * (a)	25,869	615,165
Hornbeck Offshore Services, Inc. *	7,111	319,639
ION Geophysical Corp. *	22,030	347,633
Newpark Resources, Inc. *	28,216	153,777
PetroHawk Energy Corp. *	52,620	910,852
Petroleum Development Corp. *	4,719	279,035
Pioneer Drilling Company *	15,543	184,651
Rentech, Inc. * (a)	52,086	94,276
RPC, Inc. (a)	10,051	117,697
Superior Well Services, Inc. *	5,057	107,310
T-3 Energy Services, Inc. *	1,887	88,708
Trico Marine Services, Inc. *	3,820	141,416
W-H Energy Services, Inc. *	9,405	528,655
Willbros Group, Inc. *	11,423	437,387
World Fuel Services Corp.	8,945	259,673

		9,050,568
Pharmaceuticals - 2.75%
Adams Respiratory Therapeutics, Inc. *	11,094	662,756
Akorn, Inc. *	16,910	124,119
Alexion Pharmaceuticals, Inc. *	11,286	846,789

The accompanying notes are an integral part of the financial statements.

108

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Alexza Pharmaceuticals, Inc. *	6,697	$54,179
Alkermes, Inc. *	31,238	487,000
Allos Therapeutics, Inc. * (a)	13,796	86,777
Altus Pharmaceuticals, Inc. * (a)	6,821	35,333
AMAG Pharmaceuticals, Inc. *	4,416	265,534
American Oriental Bioengineering, Inc. * (a)	14,103	156,261
Array BioPharma, Inc. *	14,801	124,624
Auxilium Pharmaceuticals, Inc. *	8,889	266,581
Beijing Med-Pharm Corp. * (a)	8,836	97,019
Bentley Pharmaceuticals, Inc. *	7,003	105,675
Bionovo, Inc. * (a)	15,267	26,107
Bradley Pharmaceuticals, Inc., Class A *	4,140	81,558
Cadence Pharmaceuticals, Inc. *	5,343	79,397
Caraco Pharmaceutical Labs *	3,666	62,872
Cubist Pharmaceuticals, Inc. *	17,195	352,669
CytRx Corp. * (a)	27,947	79,369
Encysive Pharmaceuticals, Inc. * (a)	20,195	17,166
Enzon Pharmaceuticals, Inc. * (a)	15,350	146,285
Idenix Pharmaceuticals, Inc. * (a)	8,586	23,182
Indevus Pharmaceuticals, Inc. *	18,829	130,862
Isis Pharmaceuticals, Inc. * (a)	25,642	403,861
Javelin Pharmaceuticals, Inc. *	13,720	51,313
Ligand Pharmaceuticals, Inc., Class B *	28,165	136,037
Medicis Pharmaceutical Corp., Class A (a)	17,307	449,463
Minrad International, Inc. * (a)	16,161	52,523
Nastech Pharmaceutical Company, Inc. * (a)	8,246	31,335
Noven Pharmaceuticals, Inc. * (a)	8,075	112,081
Onyx Pharmaceuticals, Inc. *	16,871	938,365
OSI Pharmaceuticals, Inc. *	17,822	864,545
Par Pharmaceutical Companies, Inc. *	11,213	269,112
Penwest Pharmaceuticals Company *	7,825	45,776
PharMerica Corp. * (a)	3,399	47,178
Pharmion Corp. *	8,110	509,795
Poniard Pharmaceuticals, Inc. *	7,662	33,789
POZEN, Inc. * (a)	8,006	96,072
Prestige Brands Holdings, Inc. *	10,808	80,844
Regeneron Pharmaceuticals, Inc. *	19,785	477,808
Rigel Pharmaceuticals, Inc. *	9,871	250,625
Salix Pharmaceuticals, Ltd. *	14,859	117,089
Santarus, Inc. * (a)	17,284	47,531
Sciele Pharma, Inc. * (a)	11,004	225,032
Somaxon Pharmaceuticals, Inc. * (a)	3,408	17,756
Supergen, Inc. * (a)	17,366	63,386
Trubion Pharmaceuticals, Inc. * (a)	2,901	29,010
United Therapeutics Corp. * (a)	6,413	626,229
Valeant Pharmaceuticals International *	29,606	354,384
Vanda Pharmaceuticals, Inc. * (a)	8,299	57,097
ViroPharma, Inc. *	21,717	172,433
XOMA, Ltd. *	41,886	141,994

		11,014,577

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Photography - 0.01%
CPI Corp.	1,687	$39,729

Plastics - 0.05%
AEP Industries, Inc. *	2,274	72,791
Spartech Corp.	9,995	140,929

		213,720
Pollution Control - 0.03%
Fuel Tech, Inc. * (a)	5,492	124,394

Publishing - 0.61%
American Greetings Corp., Class A	17,061	346,338
Consolidated Graphics, Inc. *	3,308	158,189
Courier Corp.	3,707	122,368
Dolan Media Company *	3,438	100,286
GateHouse Media, Inc. (a)	4,799	42,135
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	8,570	79,444
Media General, Inc., Class A	6,988	148,495
Multi-Color Corp.	3,277	90,019
Playboy Enterprises, Inc., Class B *	7,708	70,297
PRIMEDIA, Inc. * (a)	13,890	118,065
Scholastic Corp. *	10,723	374,126
Sun-Times Media Group, Inc. *	21,101	46,422
Valassis Communications, Inc. *	14,966	174,953
VistaPrint, Ltd. *	13,392	573,847

		2,444,984
Railroads & Equipment - 0.22%
Genesee & Wyoming, Inc., Class A *	11,016	266,257
Greenbrier Company, Inc. (a)	5,062	112,680
Wabtec Corp.	14,994	516,393

		895,330
Real Estate - 5.53%
Acadia Realty Trust, REIT	10,079	258,123
Alesco Financial, Inc., REIT (a)	17,710	58,089
Alexander’s, Inc., REIT *	627	221,488
Alexandria Real Estate Equities, Inc., REIT	9,832	999,619
American Campus Communities, Inc., REIT	7,414	199,066
American Financial Realty Trust, REIT	40,136	321,891
American Home Mortgage Investment Corp.,
REIT (a)	15,169	258
Anthracite Capital, Inc., REIT (a)	19,478	141,021
Anworth Mortgage Asset Corp., REIT	15,080	124,561
Arbor Realty Trust, Inc., REIT (a)	4,190	67,501
Ashford Hospitality Trust, Inc., REIT	33,009	237,335
Associated Estates Realty Corp., REIT	6,318	59,642
Avatar Holdings, Inc. * (a)	1,908	79,793
BioMed Realty Trust, Inc., REIT	20,199	468,011
Capital Lease Funding, Inc., REIT (a)	14,377	121,054
Capital Trust, Inc., Class A, REIT (a)	4,385	134,400
CBRE Realty Finance Inc., REIT (a)	9,711	51,857
Cedar Shopping Centers, Inc., REIT	14,115	144,396
Corporate Office Properties Trust, REIT	11,985	377,528
Cousins Properties, Inc., REIT (a)	12,461	275,388

The accompanying notes are an integral part of the financial statements.

109

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Crystal River Capital, Inc., REIT (a)	7,888	$113,903
DCT Industrial Trust, Inc., REIT	51,859	482,807
Deerfield Capital Corp. * (a)	16,290	130,320
DiamondRock Hospitality Company, REIT	29,288	438,734
Digital Realty Trust, Inc., REIT	16,392	628,961
EastGroup Properties, Inc., REIT	7,532	315,214
Education Realty Trust, Inc., REIT	9,418	105,858
Entertainment Properties Trust, REIT	8,280	389,160
Equity Lifestyle Properties, Inc., REIT	6,356	290,279
Equity One, Inc., REIT	11,158	256,969
Extra Space Storage, Inc., REIT	20,098	287,200
FelCor Lodging Trust, Inc., REIT	19,334	301,417
First Industrial Realty Trust, Inc., REIT (a)	13,935	482,151
First Potomac Realty Trust, REIT	8,135	140,654
Franklin Street Properties Corp., REIT (a)	18,504	273,859
Getty Realty Corp., REIT	5,792	154,531
Glimcher Realty Trust, REIT (a)	11,892	169,937
GMH Communities Trust, REIT	10,748	59,329
Gramercy Capital Corp., REIT (a)	5,919	143,891
Grubb & Ellis Company *	5,802	37,191
Healthcare Realty Trust, Inc., REIT	14,737	374,172
Hersha Hospitality Trust, REIT	13,623	129,419
Highwoods Properties, Inc., REIT	17,446	512,563
Hilltop Holdings, Inc. *	14,692	160,437
Home Properties, Inc., REIT (a)	10,167	455,990
Impac Mortgage Holdings, Inc., REIT (a)	23,945	13,409
Inland Real Estate Corp., REIT	18,487	261,776
Investors Real Estate Trust, SBI, REIT (a)	16,958	152,113
Jer Investors Trust, Inc., REIT (a)	8,686	93,548
Kite Realty Group Trust, REIT	6,885	105,134
LaSalle Hotel Properties, REIT	12,303	392,466
Lexington Corporate Property Trust, REIT (a)	20,442	297,227
LTC Properties, Inc., REIT	8,082	202,454
Luminent Mortgage Capital, Inc., REIT (a)	15,146	11,814
Maguire Properties, Inc., REIT (a)	11,552	340,437
Medical Properties Trust, Inc., REIT (a)	15,716	160,146
Meruelo Maddux Properties, Inc. *	14,814	59,256
MFA Mortgage Investments, Inc., REIT	37,594	347,745
Mid-America Apartment Communities, Inc.,
REIT	7,932	339,093
Mission West Properties, Inc., REIT	7,816	74,330
National Health Investments, Inc., REIT	7,331	204,535
National Retail Properties, Inc., REIT	20,561	480,716
Nationwide Health Properties, Inc., REIT	27,426	860,354
Newcastle Investment Corp., REIT (a)	12,968	168,065
NorthStar Realty Finance Corp., REIT (a)	19,137	170,702
Novastar Financial, Inc. * (a)	3,092	8,936
Omega Healthcare Investors, REIT	20,943	336,135
Parkway Properties, Inc., REIT	5,036	186,231
Pennsylvania Real Estate
Investment Trust, REIT	9,833	291,843
Post Properties, Inc., REIT (a)	13,276	466,253

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
PS Business Parks, Inc., REIT	4,978	$261,594
RAIT Financial Trust, REIT (a)	19,610	169,038
Ramco-Gershenson Properties Trust, REIT	5,901	126,104
Realty Income Corp., REIT (a)	31,039	838,674
Redwood Trust, Inc., REIT (a)	6,510	222,902
Resource Capital Corp., REIT (a)	7,499	69,816
Saul Centers, Inc., REIT	3,464	185,082
Senior Housing Properties Trust, REIT	25,888	587,140
Sovran Self Storage, Inc., REIT (a)	6,511	261,091
Strategic Hotel Cap, Inc., REIT (a)	22,913	383,335
Sun Communities, Inc., REIT	5,569	117,339
Sunstone Hotel Investors, Inc., REIT	19,301	353,015
Tanger Factory Outlet Centers, Inc., REIT	9,710	366,164
Thomas Properties Group, Inc.	8,312	89,603
Universal Health Realty Income Trust, REIT	4,626	163,945
Urstadt Biddle Properties, Inc., REIT	8,388	130,014
U-Store-It Trust, REIT	14,540	133,186
Washington Real Estate Investment Trust,
REIT	13,922	437,290
Winthrop Realty Trust, REIT	18,069	95,585

		22,191,602
Retail Grocery - 0.42%
Ingles Markets, Inc.	4,104	104,201
Nash Finch Company (a)	4,262	150,363
PriceSmart, Inc.	4,355	130,911
Ruddick Corp.	12,981	450,051
The Great Atlantic & Pacific Tea Company,
Inc. *	7,473	234,129
United Natural Foods, Inc. *	13,475	427,427
Weis Markets, Inc.	4,177	166,830

		1,663,912
Retail Trade - 2.77%
99 Cents Only Stores *	14,556	115,866
A.C. Moore Arts & Crafts, Inc. *	6,648	91,410
Aaron Rents, Inc., Class B	14,685	282,539
Aeropostale, Inc. *	24,096	638,544
Big 5 Sporting Goods Corp.	7,401	106,723
Bon-Ton Stores, Inc. (a)	3,257	30,909
Books-A-Million, Inc.	5,095	60,732
Borders Group, Inc. (a)	18,158	193,383
Build A Bear Workshop, Inc. *	4,997	69,708
Building Materials Holding Corp. (a)	9,788	54,128
Cabela’s, Inc. * (a)	12,147	183,055
Cache, Inc. *	4,367	40,788
Casey’s General Stores, Inc.	15,953	472,368
Cash America International, Inc.	9,311	300,745
Casual Male Retail Group, Inc. * (a)	11,740	60,813
Cato Corp., Class A	9,606	150,430
Charlotte Russe Holding, Inc. *	7,998	129,168
Charming Shoppes, Inc. *	38,632	208,999
Children’s Place Retail Stores, Inc. *	7,006	181,666
Christopher & Banks Corp.	11,431	130,885

The accompanying notes are an integral part of the financial statements.

110

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Citi Trends, Inc. * (a)	4,410	$68,090
Collective Brands, Inc. *	20,244	352,043
Conn’s, Inc. * (a)	3,897	66,678
CSS Industries, Inc.	2,634	96,668
DSW, Inc., Class A *	5,137	96,370
Eddie Bauer Holdings, Inc. *	9,798	62,217
Finish Line, Inc.	13,716	33,193
First Cash Financial Services, Inc. *	8,330	122,284
Fossil, Inc. *	13,602	571,012
Fred’s, Inc., Class A	12,884	124,073
FTD Group, Inc.	6,459	83,192
Gaiam, Inc., Class A *	5,903	175,201
Genesco, Inc. *	7,059	266,830
Haverty Furniture Companies, Inc.	8,020	72,100
Hibbett Sports, Inc. *	10,008	199,960
Hot Topic, Inc. *	14,115	82,149
J. Crew Group, Inc. *	12,129	584,739
Jo-Ann Stores, Inc. *	7,790	101,893
Kenneth Cole Productions, Inc., Class A	3,553	62,142
Longs Drug Stores Corp.	10,210	479,870
Marinemax, Inc. * (a)	5,646	87,513
New York & Company, Inc. *	7,367	47,002
NexCen Brands, Inc. *	13,345	64,590
Pacific Sunwear of California, Inc. *	21,872	308,614
Pantry, Inc. *	7,210	188,397
Pier 1 Imports, Inc. * (a)	27,791	145,347
Regis Corp.	13,740	384,170
Rent-A-Center, Inc. *	21,935	318,496
Retail Ventures, Inc. *	8,787	44,726
School Specialty, Inc. *	6,738	232,798
Shoe Carnival, Inc. *	3,140	44,305
Sonic Automotive, Inc.	9,704	187,870
Spectrum Brands, Inc. * (a)	12,707	67,728
Stein Mart, Inc. (a)	8,443	40,020
Systemax, Inc. * (a)	3,372	68,519
Talbots, Inc. (a)	7,535	89,064
The Buckle, Inc.	4,424	145,992
The Dress Barn, Inc. *	14,708	183,997
The Men’s Wearhouse, Inc.	16,834	454,181
The Wet Seal, Inc., Class A *	26,741	62,307
Tuesday Morning Corp.	10,230	51,866
Tween Brands, Inc. *	9,552	252,937
ValueVision Media, Inc., Class A * (a)	9,889	62,202
Zale Corp. *	15,248	244,883
Zumiez, Inc. * (a)	5,381	131,081

		11,112,168
Sanitary Services - 0.29%
Casella Waste Systems, Inc., Class A *	8,032	104,737
Darling International, Inc. *	25,491	294,676
Insituform Technologies, Inc., Class A * (a)	8,750	129,500

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sanitary Services (continued)
Waste Connections, Inc. *	20,997	$648,808

		1,177,721
Semiconductors - 2.94%
Actel Corp. *	8,966	122,476
Advanced Analogic Technologies, Inc. *	12,197	137,582
Advanced Energy Industries, Inc. *	11,122	145,476
American Superconductor Corp. * (a)	10,996	300,631
Amis Holdings, Inc. *	20,686	207,274
Amkor Technology, Inc. *	32,482	277,071
Applied Micro Circuits Corp. *	21,876	191,192
Asyst Technologies, Inc. *	16,871	54,999
ATMI, Inc. *	10,747	346,591
Axcelis Technologies, Inc. *	31,766	146,124
Brooks Automation, Inc. *	23,543	311,003
Cabot Microelectronics Corp. *	7,394	265,519
Cirrus Logic, Inc. *	27,548	145,453
Conexant Systems, Inc. *	152,653	126,702
Credence Systems Corp. *	31,357	75,884
Cymer, Inc. *	11,106	432,357
Diodes, Inc. *	9,351	281,185
DSP Group, Inc. *	8,969	109,422
Emulex Corp. *	26,432	431,370
Entegris, Inc. *	41,847	361,140
Exar Corp. *	11,778	93,871
FormFactor, Inc. *	14,780	489,218
Genesis Microchip, Inc. *	12,036	103,148
Hittite Microwave Corp. *	5,106	243,863
IXYS Corp. *	9,863	79,101
Kulicke & Soffa Industries, Inc. *	18,240	125,126
Lattice Semiconductor Corp. *	35,921	116,743
LTX Corp. *	19,736	62,760
Mattson Technology, Inc. *	16,735	143,252
Micrel, Inc.	17,379	146,853
Microsemi Corp. * (a)	23,711	524,962
Microtune, Inc. *	17,411	113,694
MIPS Technologies, Inc., Class A *	15,026	74,529
MKS Instruments, Inc. *	15,651	299,560
Monolithic Power Systems, Inc. *	7,330	157,375
Netlogic Microsystems, Inc. * (a)	5,420	174,524
OmniVision Technologies, Inc. * (a)	17,082	267,333
ON Semiconductor Corp. *	75,459	670,076
Pericom Semiconductor Corp. *	9,672	180,866
Photronics, Inc. *	13,073	163,020
PLX Technology, Inc. *	9,453	87,913
PMC-Sierra, Inc. * (a)	66,179	432,811
Rudolph Technologies, Inc. *	9,213	104,291
Semitool, Inc. * (a)	7,671	66,584
Semtech Corp. *	22,486	348,983
Silicon Image, Inc. *	27,231	123,084
Skyworks Solutions, Inc. *	49,623	421,795
Spansion, Inc. * (a)	27,687	108,810

The accompanying notes are an integral part of the financial statements.

111

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Techwell, Inc. *	5,051	$55,611
Tessera Technologies, Inc. *	14,839	617,302
Triquint Semiconductor, Inc. *	43,468	288,193
Ultra Clean Holdings, Inc. *	6,295	76,799
Ultratech, Inc. *	8,322	94,371
Veeco Instruments, Inc. *	10,244	171,075
Volterra Semiconductor Corp. * (a)	6,647	73,316

		11,770,263
Software - 3.58%
ACI Worldwide, Inc. *	11,669	222,178
Actuate Corp. *	19,890	154,545
Advent Software, Inc. *	5,917	320,110
Allscripts Healthcare Solution, Inc. * (a)	17,206	334,141
American Reprographics Company *	9,251	152,456
Ansoft Corp. *	5,634	145,639
ANSYS, Inc. *	24,198	1,003,249
AsiaInfo Holdings, Inc. *	10,359	113,949
Aspen Technology, Inc. *	27,595	447,591
Avid Technology, Inc. * (a)	12,831	363,631
Blackbaud, Inc.	13,806	387,120
Blackboard, Inc. *	8,866	356,857
Borland Software Corp. * (a)	23,974	72,162
Bottomline Technologies, Inc. *	7,539	105,546
CIBER, Inc. *	17,403	106,332
Commvault Systems, Inc. *	11,295	239,228
Concur Technologies, Inc. *	11,939	432,311
DivX, Inc. * (a)	7,374	103,236
Eclipsys Corp. *	14,469	366,210
Epicor Software Corp. *	18,440	217,223
EPIQ Systems, Inc. *	8,602	149,761
FARO Technologies, Inc. *	4,680	127,202
i2 Technologies, Inc. *	4,998	62,975
Igate Corp. *	7,489	63,432
InfoUSA, Inc.	10,559	94,292
Innerworkings, Inc. * (a)	7,505	129,536
Interactive Intelligence, Inc. *	4,326	113,990
iPass, Inc. * (a)	16,747	67,993
JDA Software Group, Inc. *	8,304	169,900
Lawson Software, Inc. *	40,630	416,051
Macrovision Corp. *	16,583	303,966
Magma Design Automation, Inc. *	12,250	149,572
Manhattan Associates, Inc. *	8,556	225,536
ManTech International Corp. *	6,092	266,951
MicroStrategy, Inc., Class A *	3,001	285,395
MSC Software Corp. *	14,125	183,484
Nuance Communications, Inc. *	41,025	766,347
Omnicell, Inc. *	10,579	284,892
Omniture, Inc. * (a)	8,799	292,919
OpenTV Corp., Class A * (a)	32,395	42,761
Packeteer, Inc. *	11,849	72,990
PDF Solutions, Inc. *	8,142	73,359

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Progress Software Corp. *	12,950	$436,156
Quality Systems, Inc. (a)	5,548	169,159
Secure Computing Corp. *	14,892	142,963
Smith Micro Software, Inc. * (a)	9,409	79,694
Solera Holdings, Inc. *	8,217	203,617
SPSS, Inc. *	5,793	208,027
Sybase, Inc. *	28,373	740,252
Synchronoss Technologies, Inc. * (a)	5,797	205,446
Take-Two Interactive Software, Inc. * (a)	22,699	418,797
Taleo Corp. *	4,978	148,245
THQ, Inc. *	20,797	586,267
Tradestation Group, Inc. *	8,886	126,270
TriZetto Group, Inc. *	14,483	251,570
Ultimate Software Group, Inc. *	8,210	258,369
Unica Corp. *	3,467	32,070
Visual Sciences, Inc. *	6,270	115,870
Websense, Inc. *	14,131	239,944

		14,349,734
Steel - 0.28%
Esmark, Inc. * (a)	3,796	53,637
Northwest Pipe Company *	3,185	124,661
Olympic Steel, Inc.	3,042	96,462
Schnitzer Steel Industries, Inc.	6,796	469,807
Worthington Industries, Inc.	21,437	383,294

		1,127,861
Telecommunications Equipment &
Services - 2.46%
ADTRAN, Inc.	18,085	386,657
Alaska Communications Systems Group, Inc.	13,645	204,675
Arris Group, Inc. *	41,007	409,248
Aruba Networks, Inc. *	2,486	37,066
Atheros Communications, Inc. *	17,261	527,151
CommScope, Inc. *	1,514	74,521
Comtech Telecommunications Corp. *	7,176	387,576
Consolidated Communications Holdings, Inc.	6,661	132,554
Ditech Networks, Inc. *	11,647	40,415
Fairpoint Communications, Inc.	11,323	147,425
FiberTower Corp. * (a)	32,018	73,001
Finisar Corp. * (a)	83,170	120,596
General Communication, Inc., Class A *	16,997	148,724
GeoEye, Inc. *	5,874	197,660
Global Crossing, Ltd. * (a)	7,510	165,596
Golden Telecom, Inc. *	4,850	489,607
Harmonic, Inc. *	24,896	260,910
Harris Stratex Networks, Inc., Class A *	8,191	136,790
Hughes Communications, Inc. *	2,054	112,169
iBasis, Inc. *	10,905	55,943
ICO Global Communications Holdings, Ltd. *	32,351	102,876
Infinera Corp. *	5,267	78,162
InterDigital, Inc. *	14,553	339,521
Iowa Telecommunications Services, Inc. (a)	10,152	165,072

The accompanying notes are an integral part of the financial statements.

112

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
J2 Global Communications, Inc. *	15,273	$323,329
Loral Space & Communications, Inc. *	3,608	123,574
Mastec, Inc. *	13,659	138,912
MRV Communications, Inc. *	42,227	97,967
Network Equipment Technologies, Inc. *	8,722	73,439
Nextwave Wireless, Inc. * (a)	8,349	44,918
NTELOS Holdings Corp.	8,663	257,204
Oplink Communications, Inc. *	7,159	109,891
OpNext, Inc. *	5,817	51,480
Optium Corp. * (a)	4,096	32,276
Orbcomm, Inc. *	8,188	51,503
PAETEC Holding Corp. *	21,969	214,198
Plantronics, Inc.	14,853	386,178
Polycom, Inc. *	28,367	788,035
Powerwave Technologies, Inc. *	40,386	162,756
Premiere Global Services, Inc. *	21,921	325,527
RCN Corp. * (a)	9,665	150,677
SAVVIS, Inc. *	8,542	238,407
Shenandoah Telecommunications Company (a)	8,664	207,763
Sonus Networks, Inc. *	78,273	456,332
Starent Networks Corp. * (a)	4,003	73,055
SureWest Communications	4,811	82,268
Symmetricom, Inc. *	14,875	70,061
Tekelec, Inc. *	18,662	233,275
UTStarcom, Inc. * (a)	32,842	90,316
Viasat, Inc. *	7,426	255,677
Vonage Holdings Corp. * (a)	20,193	46,444

		9,879,377
Telephone - 0.26%
Atlantic Tele-Network, Inc.	3,143	106,170
Cbeyond Communications, Inc. *	6,437	250,979
Centennial Communications Corp., Class A *	8,103	75,277
Cincinnati Bell, Inc. *	77,012	365,807
IDT Corp. (a)	15,047	127,147
North Pittsburgh Systems, Inc. (a)	5,020	113,904

		1,039,284
Tires & Rubber - 0.11%
Cooper Tire & Rubber Company	19,151	317,524
Myers Indiana, Inc.	8,817	127,582

		445,106
Tobacco - 0.22%
Alliance One International, Inc. *	29,937	121,844
Schweitzer Mauduit International, Inc.	5,133	132,996
Universal Corp.	8,327	426,509
Vector Group, Ltd. (a)	9,851	197,611

		878,960
Toys, Amusements & Sporting Goods - 0.19%
Jakks Pacific, Inc. *	8,834	208,571
Marvel Entertainment, Inc. *	16,807	448,915

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Toys, Amusements & Sporting Goods
(continued)
Russ Berrie & Company, Inc. *	5,738	$93,873

		751,359
Transportation - 0.91%
American Commercial Lines, Inc. * (a)	15,465	251,152
Arlington Tankers, Ltd. (a)	4,889	108,194
Atlas Air Worldwide Holdings, Inc. *	4,201	227,778
Bristow Group, Inc. *	6,228	352,816
Double Hull Tankers, Inc.	7,580	92,779
Dynamex, Inc. *	4,267	115,465
Eagle Bulk Shipping, Inc. (a)	13,104	347,911
Genco Shipping & Trading, Ltd. (a)	5,577	305,396
General Maritime Corp.	8,828	215,845
Golar LNG, Ltd.	10,927	241,705
Horizon Lines, Inc.	10,584	197,286
Knightsbridge Tankers, Ltd.	5,621	135,747
Marten Transport, Ltd. *	5,165	72,052
Nordic American Tanker Shipping, Ltd. (a)	8,341	273,752
Pacer International, Inc.	11,550	168,630
PHI, Inc. *	4,728	146,662
Saia, Inc. *	4,718	62,749
Ship Finance International, Ltd. (a)	9,698	268,732
Ultrapetrol Bahamas Ltd. *	4,812	81,852

		3,666,503
Travel Services - 0.02%
Ambassadors Group, Inc.	5,076	92,942

Trucking & Freight - 0.47%
Arkansas Best Corp.	7,043	154,523
Celadon Group, Inc. *	8,145	74,608
Forward Air Corp.	9,462	294,931
Heartland Express, Inc. (a)	18,030	255,665
Hub Group, Inc., Class A *	12,101	321,645
Knight Transportation, Inc. (a)	17,686	261,930
Old Dominion Freight Lines, Inc. *	9,312	215,200
Wabash National Corp.	9,804	75,393
Werner Enterprises, Inc.	14,378	244,857

		1,898,752
Utility Service - 0.09%
Consolidated Water Company, Ltd. (a)	5,006	126,101
ENGlobal Corp. * (a)	5,501	62,492
SJW Corp. (a)	4,927	170,819

		359,412

TOTAL COMMON STOCKS (Cost $360,543,130)		$394,971,121

SHORT TERM INVESTMENTS - 18.91%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$2,589,000	$2,588,777
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	69,489,078	69,489,078
Lehman Brothers Holdings, Inc.
4.15% due 01/02/2008	2,968,000	2,967,658

The accompanying notes are an integral part of the financial statements.

113

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills
zero coupon due 01/17/2008 ****	$800,000	$798,688

TOTAL SHORT TERM INVESTMENTS
(Cost $75,844,201)		$75,844,201

Total Investments (Small Cap Index Trust)
(Cost $436,387,331) - 117.38%		$470,815,322
Liabilities in Excess of Other Assets - (17.38)%		(69,728,072)

TOTAL NET ASSETS - 100.00%		$401,087,250

Total Bond Market Trust A

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 25.26%

U.S. Treasury Bonds - 5.02%
4.75% due 02/15/2037	$4,777,000	$5,002,417
7.875% due 02/15/2021	300,000	403,500
9.25% due 02/15/2016	2,150,000	2,935,253

		8,341,170
U.S. Treasury Notes - 20.24%
3.375% due 09/15/2009 to 11/30/2012	12,060,000	12,062,885
3.875% due 05/15/2010	3,568,000	3,635,457
4.25% due 11/15/2017	8,484,000	8,631,808
4.50% due 04/30/2012	4,513,000	4,714,320
4.625% due 07/31/2009	160,000	163,725
4.75% due 11/15/2008 to 05/15/2014	4,328,000	4,418,377

		33,626,572

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $41,079,103)		$41,967,742

U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.69%

Federal Home Loan Bank - 4.25%
3.875% due 01/15/2010 to 06/14/2013	2,725,000	2,717,248
6.00% due 10/01/2036	4,278,272	4,342,600

		7,059,848
Federal Home Loan Mortgage Corp. - 8.65%
4.25% due 07/15/2009	3,300,000	3,330,980
5.75% due 04/15/2008	1,100,000	1,104,059
5.856% due 02/01/2037 (b)	2,658,391	2,705,839
6.00% due 06/15/2011	3,250,000	3,491,911
6.032% due 08/01/2037 (b)	3,002,442	3,054,520
6.25% due 07/15/2032	570,000	679,145

		14,366,454
Federal National Mortgage
Association - 33.79%
4.375% due 10/15/2015	2,850,000	2,873,450
4.50% due 04/01/2021	1,919,342	1,888,253
5.00% due 06/01/2018 to 07/01/2036	9,950,668	9,764,689
5.50% due 08/01/2017 to 04/01/2037	19,653,685	19,656,549
5.51% due 04/01/2036 (b)	965,016	978,307
5.702% due 04/01/2037	3,606,037	3,673,102

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage
Association (continued)
6.00% due 08/01/2034 to 03/01/2037	$9,763,606	$9,919,679
6.125% due 03/15/2012	1,275,000	1,385,208
6.375% due 06/15/2009	2,200,000	2,283,875
6.50% due 07/01/2036	1,137,012	1,168,897
6.625% due 11/15/2030	425,000	524,459
7.125% due 06/15/2010	1,750,000	1,893,299
7.25% due 05/15/2030	100,000	131,383

		56,141,150

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $75,641,176)		$77,567,452

FOREIGN GOVERNMENT OBLIGATIONS - 0.62%

Canada - 0.22%
Government of Canada
5.25% due 11/05/2008	150,000	151,540
5.75% due 02/15/2009	200,000	203,624

		355,164
Italy - 0.30%
Republic of Italy
4.50% due 01/21/2015	500,000	498,974

Mexico - 0.10%
Government of Mexico
9.875% due 02/01/2010	150,000	165,975

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,002,550)		$1,020,113

CORPORATE BONDS - 20.21%

Aerospace - 0.25%
Northrop Grumman Corp.
7.75% due 03/01/2016	350,000	408,184

Agriculture - 0.20%
Archer-Daniels-Midland Company
7.00% due 02/01/2031	300,000	328,837

Aluminum - 0.31%
Alcoa, Inc.
5.72% due 02/23/2019	524,000	512,463

Automobiles - 0.12%
DaimlerChrysler North America Holding
7.20% due 09/01/2009	200,000	206,236

Banking - 2.40%
BAC Capital Trust XI
6.625% due 05/23/2036	350,000	340,509
Bank of America Corp.
5.375% due 09/11/2012	260,000	264,861
5.42% due 03/15/2017	499,000	482,184
7.80% due 02/15/2010	300,000	317,941
Bank One Corp.
7.875% due 08/01/2010	550,000	593,266
KFW International Finance, Inc.
3.25% due 03/30/2009	150,000	148,638

The accompanying notes are an integral part of the financial statements.

114

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Banking (continued)
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	$300,000	$299,588
US Bank NA, BKNT
6.375% due 08/01/2011	400,000	419,514
Wachovia Corp.
5.625% due 12/15/2008	600,000	598,834
Wells Fargo Bank NA
6.45% due 02/01/2011	500,000	528,976

		3,994,311
Broadcasting - 0.10%
News America, Inc.
6.65% due 11/15/2037 (h)	170,000	175,351

Building Materials & Construction - 0.32%
CRH America, Inc.
6.00% due 09/30/2016	540,000	528,116

Business Services - 0.16%
Science Applications International Corp.
5.50% due 07/01/2033	300,000	259,550

Cable & Television - 0.78%
Comcast Corp.
5.90% due 03/15/2016	400,000	402,436
Cox Communications, Inc.
4.625% due 01/15/2010	200,000	198,448
Time Warner, Inc.
7.25% due 10/15/2017	400,000	427,862
Viacom, Inc.
6.875% due 04/30/2036	275,000	275,750

		1,304,496
Chemicals - 0.13%
E.I. Du Pont de Nemours & Company
6.50% due 01/15/2028	200,000	211,080

Computers & Business Equipment - 0.34%
Cisco Systems, Inc.
5.25% due 02/22/2011	350,000	358,840
International Business Machines Corp.
4.25% due 09/15/2009	200,000	201,274

		560,114
Crude Petroleum & Natural Gas - 0.16%
Transocean, Inc.
6.00% due 03/15/2018	270,000	269,280

Domestic Oil - 0.26%
Devon Financing Corp., ULC
6.875% due 09/30/2011	400,000	428,356

Drugs & Health Care - 0.31%
Covidien International Finance SA
6.00% due 10/15/2017 (h)	500,000	517,367

Electrical Utilities - 1.27%
Constellation Energy Group
7.60% due 04/01/2032	365,000	410,612
Duke Energy Corp.
5.625% due 11/30/2012	400,000	415,154

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Exelon Corp.
6.75% due 05/01/2011	$395,000	$412,836
FirstEnergy Corp.
7.375% due 11/15/2031	450,000	493,757
Indiana Michigan Power Company
6.05% due 03/15/2037	250,000	234,965
Ontario Electricity Financial Corp.
6.10% due 01/30/2008	150,000	150,285

		2,117,609
Electronics - 0.13%
Tyco Electronics Group SA
6.00% due 10/01/2012 (h)	205,000	210,074

Financial Services - 4.78%
American Express Bank FSB, BKNT
6.00% due 09/13/2017	525,000	527,926
American Express Company
4.875% due 07/15/2013	500,000	496,417
American General Finance Corp.
6.90% due 12/15/2017	170,000	170,170
Ameriprise Financial, Inc.
5.65% due 11/15/2015	325,000	323,075
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	500,000	474,149
Capital One Financial Corp., MTN
5.70% due 09/15/2011	250,000	241,515
CIT Group, Inc.
4.00% due 05/08/2008	400,000	396,667
Citigroup, Inc.
5.00% due 09/15/2014	500,000	476,422
General Electric Capital Corp.
6.125% due 02/22/2011	750,000	784,001
Household Finance Corp.
6.375% due 11/27/2012	350,000	359,920
HSBC Finance Corp.
8.00% due 07/15/2010	700,000	746,111
International Lease Finance Corp., MTN
5.45% due 03/24/2011	400,000	403,098
Lehman Brothers Holdings, Inc.
5.75% due 01/03/2017	170,000	163,310
6.50% due 07/19/2017	170,000	172,016
6.875% due 07/17/2037	395,000	386,186
Lehman Brothers Holdings, Inc., MTN
5.75% due 04/25/2011	200,000	202,093
Merrill Lynch & Company, Inc.
6.875% due 11/15/2018	400,000	418,177
Morgan Stanley
6.75% due 04/15/2011	900,000	943,328
National Rural Utilities Cooperative Finance Corp.
5.75% due 08/28/2009	250,000	254,650

		7,939,231
Food & Beverages - 0.69%
Kraft Foods, Inc.
5.25% due 10/01/2013	500,000	491,577
Tesco PLC
6.15% due 11/15/2037 (h)	235,000	229,581

The accompanying notes are an integral part of the financial statements.

115

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Food & Beverages (continued)
Unilever Capital Corp.
7.125% due 11/01/2010	$400,000	$428,977

		1,150,135
Gas & Pipeline Utilities - 0.49%
Kinder Morgan Energy Partners LP
5.85% due 09/15/2012	415,000	427,285
Texas Eastern Transmission LP
6.00% due 09/15/2017 (h)	190,000	193,688
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	200,000	191,681

		812,654
Healthcare Services - 0.20%
UnitedHealth Group, Inc.
6.625% due 11/15/2037 (h)	170,000	172,545
WellPoint, Inc.
6.375% due 06/15/2037	170,000	167,001

		339,546
Holdings Companies/Conglomerates - 0.49%
General Electric Company
5.00% due 02/01/2013	800,000	810,178

Hotels & Restaurants - 0.10%
Yum! Brands, Inc.
6.25% due 03/15/2018	170,000	172,165

Industrial Machinery - 0.43%
Caterpillar, Inc.
7.25% due 09/15/2009	200,000	209,353
John Deere Capital Corp.
5.10% due 01/15/2013	500,000	499,392

		708,745
Insurance - 0.75%
Allstate Corp.
7.20% due 12/01/2009	400,000	421,666
Hartford Financial Services Group, Inc.
5.95% due 10/15/2036	230,000	217,883
Lincoln National Corp.
6.30% due 10/09/2037	240,000	233,378
Marsh & McLennan Companies, Inc.
4.85% due 02/15/2013	200,000	192,599
MetLife, Inc.
5.70% due 06/15/2035	200,000	182,630

		1,248,156
International Oil - 0.55%
Husky Energy, Inc.
6.20% due 09/15/2017	380,000	387,762
Pemex Project Funding Master Trust
7.375% due 12/15/2014	300,000	332,396
Talisman Energy, Inc.
6.25% due 02/01/2038	200,000	194,912

		915,070
Leisure Time - 0.31%
Walt Disney Company, MTN
5.625% due 09/15/2016	500,000	513,515

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Liquor - 0.20%
Anheuser Busch Company, Inc.
9.00% due 12/01/2009	$300,000	$326,633

Manufacturing - 0.13%
Honeywell International, Inc.
7.50% due 03/01/2010	200,000	212,857

Petroleum Services - 0.34%
Anadarko Petroleum Corp.
3.25% due 05/01/2008	150,000	149,000
Weatherford International, Ltd.
5.50% due 02/15/2016	430,000	423,624

		572,624
Pharmaceuticals - 0.25%
AstraZeneca PLC
5.90% due 09/15/2017	390,000	409,522

Railroads & Equipment - 0.09%
Canadian National Railway Company
6.375% due 10/15/2011	150,000	157,279

Real Estate - 0.52%
Realty Income Corp.
5.95% due 09/15/2016	135,000	132,476
Simon Property Group LP, REIT
5.875% due 03/01/2017	245,000	234,857
Vornado Realty LP
5.60% due 02/15/2011	500,000	500,454

		867,787
Retail - 1.14%
Federated Department Stores, Inc.
6.625% due 04/01/2011	300,000	313,527
Safeway, Inc.
6.35% due 08/15/2017	520,000	541,978
Target Corp.
7.50% due 08/15/2010	700,000	749,107
Wal-Mart Stores, Inc.
7.55% due 02/15/2030	250,000	288,719

		1,893,331
Telecommunications Equipment &
Services - 0.73%
Deutsche Telekom International Finance BV
8.25% due 06/15/2030	250,000	311,938
SBC Communications, Inc.
5.625% due 06/15/2016	400,000	404,566
Verizon Communications, Inc.
7.375% due 09/01/2012	450,000	496,849

		1,213,353
Telephone - 0.78%
AT&T, Inc.
6.30% due 01/15/2038	205,000	208,279
BellSouth Corp.
4.20% due 09/15/2009	200,000	198,809
British Telecommunications PLC
5.95% due 01/15/2018	170,000	171,349
9.125% due 12/15/2030	250,000	330,906

The accompanying notes are an integral part of the financial statements.

116

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Telephone (continued)
Sprint Capital Corp.
6.875% due 11/15/2028	$400,000	$379,345

		1,288,688

TOTAL CORPORATE BONDS (Cost $33,701,009)		$33,582,893

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.97%
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class AM
5.421% due 09/10/2045 (b)	200,000	196,590
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044	1,300,000	1,350,720
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW11, Class AM
5.457% due 03/11/2039 (b)	200,000	198,750
Citigroup Commercial Mortgage Trust, Series
2006-C4, Class A1
5.913% due 03/15/2049 (b)	502,231	509,203
Citigroup/Deutsche Bank Commercial Mortgage,
Series 2006-CD2, Class AM
5.4092% due 01/15/2046 (b)	200,000	196,378
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class AM
5.622% due 04/10/2038 (b)	200,000	199,661
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class A3B
5.447% due 05/15/2045 (b)	205,000	205,473
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A2
5.506% due 03/15/2045 (b)	34,064	34,380
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A1
5.405% due 07/15/2045 (b)	377,073	379,446

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,275,135)		$3,270,601

ASSET BACKED SECURITIES - 0.43%
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036 (b)	250,000	246,919
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A1
5.773% due 06/12/2046 (b)	314,472	317,625
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF2
5.533% due 05/25/2036 (b)	54,429	53,907
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF3
5.608% due 05/25/2036 (b)	100,000	99,121

TOTAL ASSET BACKED SECURITIES
(Cost $719,673)		$717,572

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 4.84%
Repurchase Agreement with State
Street Corp. dated 12/31/2007 at
3.60% to be repurchased at
$8,044,609 on 01/02/2008,
collateralized by $8,105,000
Federal National Mortgage
Association, 6.06% due
06/06/2017 (valued at $8,206,313,
including interest)	$8,043,000	$8,043,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,043,000)		$8,043,000

Total Investments (Total Bond Market Trust A)
(Cost $163,461,646) - 100.02%		$166,169,373
Liabilities in Excess of Other Assets - (0.02)%		(28,065)

TOTAL NET ASSETS - 100.00%		$166,141,308

Total Bond Market Trust B

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 22.74%

U.S. Treasury Bonds - 14.18%
4.75% due 02/15/2037	$590,000	$617,841
5.50% due 08/15/2028	270,000	305,733
6.125% due 11/15/2027 to 08/15/2029	970,000	1,180,240
6.25% due 05/15/2030	1,300,000	1,623,172
6.625% due 02/15/2027	295,000	374,397
6.75% due 08/15/2026	775,000	992,000
7.50% due 11/15/2016	2,200,000	2,761,515
7.875% due 02/15/2021	900,000	1,210,500
8.75% due 08/15/2020	1,400,000	1,993,359
8.875% due 08/15/2017	1,550,000	2,132,704
9.25% due 02/15/2016	3,550,000	4,846,581
11.25% due 02/15/2015	2,010,000	2,936,799
11.75% due 11/15/2014	465,000	536,893
12.00% due 08/15/2013	1,000,000	1,052,031
13.25% due 05/15/2014	1,200,000	1,360,219

		23,923,984
U.S. Treasury Notes - 8.56%
3.25% due 12/31/2009	4,000,000	4,013,752
3.875% due 05/15/2010	200,000	203,781
4.25% due 11/15/2017	5,267,000	5,358,762
4.50% due 04/30/2012	880,000	919,256
4.75% due 05/15/2014	1,230,000	1,307,931
5.00% due 02/15/2011 to 08/15/2011	2,485,000	2,628,852

		14,432,334

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $37,758,967)		$38,356,318

U.S. GOVERNMENT AGENCY OBLIGATIONS - 49.67%

Federal Home Loan Bank - 1.57%
3.875% due 01/15/2010 to 06/14/2013	2,650,000	2,643,104

The accompanying notes are an integral part of the financial statements.

117

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp. - 9.91%
4.00% due 05/01/2009	$67,317	$66,695
4.25% due 07/15/2009	2,650,000	2,674,878
4.50% due 05/01/2024 to 10/01/2033	564,084	537,158
5.00% due 10/01/2009 to 04/01/2024	493,698	489,907
5.50% due 02/01/2023	270,961	272,410
5.75% due 04/15/2008 to 01/15/2012	3,700,000	3,793,455
5.856% due 02/01/2037 (b)	2,770,974	2,820,431
6.00% due 01/01/2009 to 06/01/2022	1,114,901	1,191,444
6.032% due 08/01/2037 (b)	3,005,805	3,057,943
6.25% due 07/15/2032	450,000	536,167
6.50% due 11/01/2015 to 06/01/2021	202,809	209,926
6.625% due 09/15/2009	720,000	755,672
7.00% due 02/01/2016 to 04/01/2032	207,599	217,963
7.50% due 02/01/2016 to 03/01/2032	65,237	69,570
8.00% due 02/01/2030	10,033	10,742
8.50% due 10/01/2031	13,575	14,562

		16,718,923
Federal National Mortgage
Association - 35.35%
4.00% due 11/01/2010 to 08/01/2020	1,501,071	1,444,398
4.50% due 12/01/2020 to 06/01/2034	4,556,389	4,457,327
5.00% due 07/01/2020 to 12/01/2034	11,495,712	11,321,555
5.50% due 01/01/2009 to 09/01/2036	16,255,437	16,267,513
5.51% due 04/01/2036 (b)	868,514	880,475
5.702% due 04/01/2037	5,580,772	5,684,563
6.00% due 10/01/2013 to 05/01/2035	6,523,973	6,638,550
6.125% due 03/15/2012	2,300,000	2,498,807
6.25% due 05/15/2029	415,000	487,066
6.375% due 06/15/2009	2,800,000	2,906,750
6.50% due 02/01/2015 to 02/01/2036	3,028,506	3,119,096
6.625% due 09/15/2009 to 11/15/2030	2,130,000	2,305,632
7.00% due 12/01/2012 to 10/01/2032	522,750	546,615
7.125% due 01/15/2030	209,000	270,567
7.25% due 05/15/2030	450,000	591,224
7.50% due 10/01/2015 to 08/01/2031	119,783	127,688
8.00% due 08/01/2030 to 09/01/2031	51,134	54,592
8.50% due 09/01/2030	7,460	8,027

		59,610,445
Government National Mortgage
Association - 2.53%
4.50% due 05/15/2019 to 08/15/2033	169,201	163,508
5.00% due 05/15/2018 to 06/15/2034	847,649	837,037
5.50% due 11/15/2032 to 11/15/2034	1,456,666	1,468,252
6.00% due 04/15/2017 to 07/15/2034	927,650	951,426
6.50% due 01/15/2016 to 01/15/2033	505,732	524,425
7.00% due 08/15/2029 to 05/15/2032	224,372	237,968
7.50% due 08/15/2029 to 01/15/2031	54,076	57,699
8.00% due 04/15/2031	10,210	11,054
8.50% due 09/15/2030	6,827	7,420
9.00% due 01/15/2031	4,033	4,382

		4,263,171

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Tennessee Valley Authority - 0.19%
6.75% due 11/01/2025	$260,000	$317,986
The Financing Corp. - 0.12%
8.60% due 09/26/2019	150,000	202,901

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $81,870,208)		$83,756,530

FOREIGN GOVERNMENT OBLIGATIONS - 2.10%

Canada - 0.51%
Government of Canada
5.25% due 11/05/2008	125,000	126,284
Province of Manitoba Canada
9.625% due 12/01/2018	300,000	423,556
Province of Quebec Canada
7.50% due 07/15/2023	100,000	125,011
Province of Quebec Canada
7.125% due 02/09/2024	150,000	182,103

		856,954
Greece - 0.24%
Republic of Greece
6.95% due 03/04/2008	405,000	406,630

Italy - 0.32%
Republic of Italy
6.875% due 09/27/2023	460,000	549,103

Malaysia - 0.03%
Government of Malaysia
8.75% due 06/01/2009	50,000	52,672

Mexico - 0.64%
Government of Mexico
9.875% due 02/01/2010	970,000	1,073,305

South Korea - 0.36%
Republic of Korea
8.875% due 04/15/2008	600,000	605,590

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $3,370,668)		$3,544,254

CORPORATE BONDS - 19.11%

Aerospace - 0.28%
Boeing Company
8.75% due 09/15/2031	90,000	125,282
Northrop Grumman Corp.
7.75% due 03/01/2016	75,000	87,468
United Technologies Corp.
6.10% due 05/15/2012	180,000	189,826
8.875% due 11/15/2019	50,000	64,833

		467,409
Agriculture - 0.25%
Archer-Daniels-Midland Company
7.00% due 02/01/2031	385,000	422,007

Aluminum - 0.20%
Alcan Aluminum, Ltd.
6.125% due 12/15/2033	200,000	194,057

The accompanying notes are an integral part of the financial statements.

118

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Aluminum (continued)
Alcoa, Inc.
5.72% due 02/23/2019	$149,000	$145,719

		339,776
Automobiles - 0.40%
DaimlerChrysler North America Holding
7.20% due 09/01/2009	650,000	670,268
Banking - 1.85%
Bank of America Corp.
5.42% due 03/15/2017	300,000	289,890
Bank One Corp.
7.875% due 08/01/2010	300,000	323,599
KFW International Finance, Inc.
3.25% due 03/30/2009	500,000	495,461
Nationsbank Corp.
7.75% due 08/15/2015	400,000	451,473
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	299,588
6.40% due 04/01/2009	150,000	152,734
SMBC International Finance NV
8.50% due 06/15/2009	100,000	106,300
US Bank NA, BKNT
6.375% due 08/01/2011	325,000	340,855
Wachovia Corp.
5.625% due 12/15/2008	75,000	74,854
Wells Fargo Bank NA
6.45% due 02/01/2011	550,000	581,874

		3,116,628
Broadcasting - 0.59%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	400,000	410,879
News America Holdings
7.70% due 10/30/2025	100,000	112,334
8.00% due 10/17/2016	250,000	285,161
News America, Inc.
6.65% due 11/15/2037 (h)	175,000	180,508

		988,882
Cable & Television - 0.63%
Comcast Cable Communications
8.875% due 05/01/2017	75,000	89,424
Tele-Communications-TCI Group
7.125% due 02/15/2028	70,000	72,780
Time Warner Entertainment Company LP
8.375% due 07/15/2033	200,000	240,922
Time Warner, Inc.
7.25% due 10/15/2017	350,000	374,379
7.625% due 04/15/2031	75,000	82,996
Viacom, Inc.
6.875% due 04/30/2036	145,000	145,395
7.875% due 07/30/2030	50,000	54,264

		1,060,160
Cellular Communications - 0.51%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	300,000	324,890

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cellular Communications (continued)
Vodafone Group PLC
7.75% due 02/15/2010	$500,000	$527,444

		852,334
Chemicals - 0.13%
E.I. Du Pont de Nemours & Company
6.50% due 01/15/2028	150,000	158,310
Eastman Chemical Company
7.60% due 02/01/2027	50,000	56,196

		214,506
Computers & Business Equipment - 0.42%
International Business Machines Corp.
4.25% due 09/15/2009	600,000	603,821
7.00% due 10/30/2025	100,000	112,018

		715,839
Cosmetics & Toiletries - 0.06%
Procter & Gamble Company
6.45% due 01/15/2026	100,000	108,256

Crude Petroleum & Natural Gas - 0.17%
Transocean, Inc.
6.00% due 03/15/2018	280,000	279,253

Domestic Oil - 0.41%
Anadarko Finance Company, Series B
6.75% due 05/01/2011	200,000	211,463
ConocoPhillips
6.65% due 07/15/2018	50,000	55,265
Devon Financing Corp., ULC
6.875% due 09/30/2011	400,000	428,357

		695,085
Drugs & Health Care - 0.38%
Covidien International Finance SA
6.00% due 10/15/2017 (h)	530,000	548,409
Eli Lilly & Company
7.125% due 06/01/2025	80,000	93,279

		641,688
Electrical Utilities - 1.38%
Alabama Power Company
5.70% due 02/15/2033	80,000	77,282
Alabama Power Company, Series Q
5.50% due 10/15/2017	100,000	101,243
Cincinnati Gas & Electric Company
5.70% due 09/15/2012	300,000	311,862
Constellation Energy Group, Inc.
7.00% due 04/01/2012	240,000	256,709
Duke Energy Corp.
5.625% due 11/30/2012	400,000	415,154
FirstEnergy Corp.
7.375% due 11/15/2031	246,000	269,921
Hydro Quebec, Series HY
8.40% due 01/15/2022	100,000	135,407
Oncor Electric Delivery Company
6.375% due 05/01/2012	400,000	416,405
Ontario Electricity Financial Corp.
6.10% due 01/30/2008	100,000	100,190

The accompanying notes are an integral part of the financial statements.

119

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Progress Energy, Inc.
7.10% due 03/01/2011	$235,000	$250,086

		2,334,259
Energy - 0.63%
CalEnergy Company, Inc.
8.48% due 09/15/2028	60,000	73,310
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008	200,000	203,983
Norsk Hydro ASA
7.25% due 09/23/2027	75,000	86,584
Occidental Petroleum Corp.
6.75% due 01/15/2012	265,000	286,666
Sempra Energy
6.00% due 02/01/2013	400,000	413,213

		1,063,756
Financial Services - 4.37%
American Express Bank FSB, BKNT
6.00% due 09/13/2017	350,000	351,951
American Express Company
4.875% due 07/15/2013	150,000	148,925
American General Finance Corp.
6.90% due 12/15/2017	175,000	175,175
Ameriprise Financial, Inc.
5.65% due 11/15/2015	350,000	347,927
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	240,000	227,592
CIT Group, Inc.
6.00% due 04/01/2036	175,000	141,547
Citigroup, Inc.
5.00% due 09/15/2014	472,000	449,742
5.875% due 02/22/2033	190,000	173,408
6.625% due 01/15/2028	100,000	98,196
Credit Suisse First Boston USA, Inc.
6.50% due 01/15/2012	400,000	421,682
FleetBoston Financial Corp.
6.70% due 07/15/2028	75,000	77,015
7.375% due 12/01/2009	100,000	104,213
General Electric Capital Corp.
6.125% due 02/22/2011	1,150,000	1,202,135
Goldman Sachs Group, Inc.
6.345% due 02/15/2034	160,000	144,499
7.35% due 10/01/2009	500,000	522,369
HSBC Finance Corp.
5.875% due 02/01/2009	280,000	282,366
8.00% due 07/15/2010	350,000	373,056
HSBC Holdings PLC
7.50% due 07/15/2009	150,000	155,682
Lehman Brothers Holdings, Inc.
5.75% due 01/03/2017	170,000	163,310
6.50% due 07/19/2017	170,000	172,016
6.875% due 07/17/2037	70,000	68,438
MBNA Corp.
5.00% due 06/15/2015	250,000	240,314
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	170,000	167,135

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Merrill Lynch & Company, Inc. (continued)
6.875% due 11/15/2018	$120,000	$125,453
Morgan Stanley
6.75% due 04/15/2011	250,000	262,035
National Rural Utilities Cooperative Finance Corp.
5.75% due 08/28/2009	700,000	713,021
Toyota Motor Credit Corp.
5.50% due 12/15/2008	60,000	59,859

		7,369,061
Food & Beverages - 0.97%
Coca-Cola Enterprises, Inc.
8.50% due 02/01/2022	100,000	125,393
ConAgra Foods, Inc.
5.819% due 06/15/2017	62,000	62,172
7.875% due 09/15/2010	167,000	179,250
9.75% due 03/01/2021	13,000	17,277
General Mills, Inc.
6.00% due 02/15/2012	250,000	256,376
Kraft Foods, Inc.
5.25% due 10/01/2013	325,000	319,525
Pepsi Bottling Group, Inc., Series B
7.00% due 03/01/2029	100,000	114,374
Sara Lee Corp.
6.25% due 09/15/2011	100,000	103,867
Tesco PLC
6.15% due 11/15/2037 (h)	245,000	239,350
Unilever Capital Corp.
7.125% due 11/01/2010	200,000	214,488

		1,632,072
Healthcare Services - 0.21%
UnitedHealth Group, Inc.
6.625% due 11/15/2037 (h)	175,000	177,620
WellPoint, Inc.
6.375% due 06/15/2037	175,000	171,913

		349,533
Hotels & Restaurants - 0.10%
Yum! Brands, Inc.
6.25% due 03/15/2018	170,000	172,165

Industrial Machinery - 0.17%
Caterpillar, Inc.
5.30% due 09/15/2035	62,000	57,107
John Deere Capital Corp.
5.10% due 01/15/2013	170,000	169,793
6.00% due 02/15/2009	60,000	60,780

		287,680
Industrials - 0.03%
Hartford Financial Services Group, Inc.
6.10% due 10/01/2041	50,000	47,468

Insurance - 0.43%
Allstate Corp.
7.20% due 12/01/2009	170,000	179,208
AXA SA
8.60% due 12/15/2030	120,000	147,141

The accompanying notes are an integral part of the financial statements.

120

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Insurance (continued)
Marsh & McLennan Companies, Inc.
4.85% due 02/15/2013	$240,000	$231,119
Torchmark Corp.
8.25% due 08/15/2009	100,000	105,663
Travelers Property Casualty Corp.
7.75% due 04/15/2026	50,000	56,796

		719,927
International Oil - 0.52%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	260,000	288,076
Talisman Energy, Inc.
6.25% due 02/01/2038	610,000	594,481

		882,557
Liquor - 0.30%
Anheuser Busch Company, Inc.
9.00% due 12/01/2009	470,000	511,725

Manufacturing - 0.05%
Honeywell International, Inc.
7.50% due 03/01/2010	75,000	79,821

Paper - 0.08%
MeadWestvaco Corp.
6.85% due 04/01/2012	100,000	105,624
7.10% due 11/15/2009	35,000	36,332

		141,956
Petroleum Services - 0.08%
Tosco Corp.
8.125% due 02/15/2030	110,000	139,844

Pharmaceuticals - 0.27%
Schering Plough Corp.
5.55% due 12/01/2013	250,000	252,945
Wyeth
5.50% due 03/15/2013	200,000	205,704

		458,649
Railroads & Equipment - 0.24%
Canadian National Railway Company
6.375% due 10/15/2011	300,000	314,558
Union Pacific Corp.
6.625% due 02/01/2029	85,000	86,624

		401,182
Real Estate - 0.14%
Simon Property Group LP, REIT
5.875% due 03/01/2017	255,000	244,443

Retail - 0.66%
Federated Department Stores, Inc.
6.625% due 04/01/2011	200,000	209,018
Safeway, Inc.
6.35% due 08/15/2017	535,000	557,612
Target Corp.
7.50% due 08/15/2010	100,000	107,015
Wal-Mart Stores, Inc.
6.75% due 10/15/2023	100,000	108,071

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Retail (continued)
Wal-Mart Stores, Inc. (continued)
7.55% due 02/15/2030	$110,000	$127,036

		1,108,752
Retail Grocery - 0.09%
The Kroger Company
8.05% due 02/01/2010	150,000	159,689

Retail Trade - 0.18%
Kellogg Company, Series B
7.45% due 04/01/2031	100,000	114,998
Safeway, Inc.
5.80% due 08/15/2012	150,000	155,201
Target Corp.
6.75% due 01/01/2028	25,000	25,950

		296,149
Telecommunications Equipment &
Services - 0.84%
Deutsche Telekom International Finance BV
8.25% due 06/15/2030	546,000	681,272
France Telecom SA
8.50% due 03/01/2031	100,000	129,666
Verizon Global Funding Corp.
4.375% due 06/01/2013	370,000	357,716
7.25% due 12/01/2010	230,000	246,544

		1,415,198
Telephone - 1.03%
Ameritech Capital Funding
6.875% due 10/15/2027	60,000	62,248
AT&T, Inc.
6.30% due 01/15/2038	210,000	213,358
BellSouth Corp.
6.875% due 10/15/2031	200,000	213,230
British Telecommunications PLC
5.95% due 01/15/2018	175,000	176,389
8.625% due 12/15/2010	200,000	219,470
9.125% due 12/15/2030	130,000	172,071
GTE Corp.
6.94% due 04/15/2028	100,000	107,115
Sprint Capital Corp.
6.875% due 11/15/2028	150,000	142,254
7.625% due 01/30/2011	300,000	312,630
Telefonica Europe BV
8.25% due 09/15/2030	100,000	123,476

		1,742,241
Utility Service - 0.06%
United Utilities PLC
6.875% due 08/15/2028	100,000	100,682

TOTAL CORPORATE BONDS (Cost $31,687,727)		$32,230,900

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.62%
Bear Stearns Commercial Mortgage Securities,
Series 2004-PWR3, Class A4
4.715% due 02/11/2041	500,000	493,692

The accompanying notes are an integral part of the financial statements.

121

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A2 7.631% due 07/15/2032	$300,000	$319,052
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1 5.913% due 03/15/2049 (b)	502,231	509,203
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class A2 6.70% due 05/15/2030	175,932	175,733
LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class A2 7.325% due 10/15/2032	391,144	402,220
LB-UBS Commercial Mortgage Trust, Series 2000-C5, Class A1 6.41% due 01/15/2010	2,708	2,708
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2 4.493% due 02/11/2036	450,000	441,164
Salomon Brothers Mortgage Securities VII, Series 2000-C1, Class A2 7.52% due 12/18/2009 (b)	297,672	309,570
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2 6.592% due 12/18/2033	500,000	519,883
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5 5.215% due 01/15/2041 (b)	500,000	506,236
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 2A1 4.94% due 10/25/2035 (b)	727,303	733,527

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,493,848)		$4,412,988

ASSET BACKED SECURITIES - 1.68%
Detroit Edison Securitization Funding, LLC, Series 2001-1, Class A6 6.62% due 03/01/2016	250,000	271,914
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4 6.29% due 08/11/2033 (b)	550,000	575,520
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4 4.404% due 01/12/2039 (b)	400,000	387,840
Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A5 7.03% due 03/15/2012	150,000	154,312
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM 5.84% due 05/12/2039 (b)	800,000	805,184
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A1 5.773% due 06/12/2046 (b)	628,944	635,249

TOTAL ASSET BACKED SECURITIES (Cost $2,863,781)		$2,830,019

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

SUPRANATIONAL OBLIGATIONS - 0.32%

Supranational - 0.32%
African Development Bank 6.875% due 10/15/2015	$35,000	$39,439
Asian Development Bank 5.593% due 07/16/2018	250,000	268,720
Inter-American Development Bank 8.50% due 03/15/2011	200,000	227,957

		536,116

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $518,642)		$536,116

REPURCHASE AGREEMENTS - 0.69%
Repurchase Agreement with State Street Corp. dated 12/31/2007 at 3.60% to be repurchased at $1,168,234 on 01/02/2008, collateralized by $1,180,000 Federal National Mortgage Association, 5.125% due 04/01/2010 (valued at $1,196,225, including interest)	$1,168,000	$1,168,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,168,000)		$1,168,000

Total Investments (Total Bond Market Trust B) (Cost $163,731,841) - 98.93%		$166,835,125
Other Assets in Excess of Liabilities - 1.07%		1,811,798

TOTAL NET ASSETS - 100.00%		$168,646,923

Total Stock Market Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.00%

Advertising - 0.24%
Clear Channel Outdoor Holdings, Inc. * (a)	9,338	$258,289
Getty Images, Inc. *	1,699	49,271
Greenfield Online, Inc. *	948	13,850
Interpublic Group of Companies, Inc. *	11,554	93,703
inVentiv Health, Inc. *	861	26,657
Lamar Advertising Company, Class A *	2,550	122,579
Marchex, Inc., Class B	1,328	14,422
Monster Worldwide, Inc. *	3,201	103,712
Omnicom Group, Inc.	9,118	433,379
ValueClick, Inc. *	2,788	61,057

		1,176,919
Aerospace - 1.85%
AAR Corp. *	1,067	40,578
Aerovironment, Inc. *	672	16,262
Alliant Techsystems, Inc. *	839	95,445
Argon ST, Inc. *	746	13,846
BE Aerospace, Inc. *	2,035	107,651
Boeing Company	21,369	1,868,933

The accompanying notes are an integral part of the financial statements.

122

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
Curtiss-Wright Corp.	809	$40,612
Ducommun, Inc. *	486	18,468
Esterline Technologies Corp. *	772	39,951
GenCorp, Inc. *	1,951	22,749
General Dynamics Corp.	10,811	962,071
Goodrich Corp.	3,120	220,303
HEICO Corp., Class A	874	37,232
Herley Industries, Inc. *	997	13,709
Innovative Solutions & Support, Inc. * (a)	612	5,930
Integral Systems, Inc.	606	14,095
Lockheed Martin Corp.	11,362	1,195,964
Moog, Inc., Class A *	1,222	55,980
MTC Technologies, Inc. *	696	16,356
Northrop Grumman Corp.	9,240	726,634
Orbital Sciences Corp., Class A *	1,786	43,793
Raytheon Company	12,098	734,349
Rockwell Collins, Inc.	4,340	312,350
Spirit Aerosystems Holdings, Inc., Class A *	3,633	125,338
Teledyne Technologies, Inc. *	1,016	54,183
TransDigm Group, Inc. *	1,299	58,676
Triumph Group, Inc.	462	38,046
United Technologies Corp.	26,810	2,052,037
Woodward Governor Company	1,027	69,785

		9,001,326
Agriculture - 0.84%
Alico, Inc.	282	10,293
Andersons, Inc.	521	23,341
Archer-Daniels-Midland Company	17,695	821,579
Bunge, Ltd. (a)	3,045	354,468
Cadiz, Inc. * (a)	645	13,545
Fresh Del Monte Produce, Inc. *	1,694	56,885
Maui Land & Pineapple, Inc. * (a)	404	11,760
Monsanto Company	14,660	1,637,375
Tejon Ranch Company *	507	20,711
The Mosaic Company *	11,828	1,115,854

		4,065,811
Air Freight - 0.00%
ABX Air, Inc. *	2,265	9,468
ExpressJet Holdings, Inc. *	2,169	5,379

		14,847
Air Travel - 0.19%
Airtran Holdings, Inc. *	2,668	19,103
Alaska Air Group, Inc. *	1,175	29,387
Allegiant Travel Company *	620	19,927
AMR Corp. *	6,031	84,615
Continental Airlines, Inc., Class B *	2,737	60,898
Delta Air Lines, Inc. *	6,812	101,431
Frontier Airlines Holdings, Inc. * (a)	2,051	10,788
JetBlue Airways Corp. *	5,006	29,535
Northwest Airlines Corp. *	7,485	108,607
Pinnacle Airline Corp. *	802	12,231

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Air Travel (continued)
Republic Airways Holdings, Inc. *	1,268	$24,840
SkyWest, Inc.	1,753	47,068
Southwest Airlines Company	20,557	250,795
UAL Corp. *	2,556	91,147
US Airways Group, Inc. *	2,474	36,393

		926,765
Aluminum - 0.19%
Alcoa, Inc.	23,642	864,115
Century Aluminum Company *	960	51,782
Superior Essex, Inc. *	622	14,928

		930,825
Amusement & Theme Parks - 0.00%
Great Wolf Resorts, Inc. *	1,524	14,950

Apparel & Textiles - 0.61%
Angelica Corp.	528	10,085
Bebe Stores, Inc. (a)	2,703	34,761
Brown Shoe, Inc.	1,244	18,871
Carter’s, Inc. *	1,706	33,011
Cherokee, Inc. (a)	416	13,424
Cintas Corp.	3,961	133,169
Coach, Inc. *	10,021	306,442
Columbia Sportswear Company (a)	1,015	44,751
Crocs, Inc. *	1,806	66,479
Deckers Outdoor Corp. *	364	56,442
dELiA*s, Inc. *	1,354	3,669
G & K Services, Class A	628	23,563
G-III Apparel Group, Ltd. *	680	10,044
Guess?, Inc.	2,168	82,145
Hanesbrands, Inc. *	2,712	73,685
Hartmarx Corp. *	1,791	6,107
Heelys, Inc. *	835	5,812
Iconix Brand Group, Inc. *	1,664	32,714
Interface, Inc., Class A	1,893	30,894
Jones Apparel Group, Inc.	3,033	48,498
Jos. A. Bank Clothiers, Inc. * (a)	543	15,448
Kellwood Company	847	14,094
K-Swiss, Inc., Class A	1,079	19,530
Liz Claiborne, Inc.	2,744	55,840
Maidenform Brands, Inc. *	754	10,202
Mohawk Industries, Inc. * (a)	1,647	122,537
Movado Group, Inc.	758	19,170
NIKE, Inc., Class B	13,565	871,416
Oxford Industries, Inc.	557	14,354
Perry Ellis International, Inc. *	526	8,090
Phillips-Van Heusen Corp.	1,196	44,085
Polo Ralph Lauren Corp., Class A	2,700	166,833
Quiksilver, Inc. *	3,540	30,373
Skechers United States of America, Inc., Class A *	1,222	23,841
Stage Stores, Inc.	1,226	18,145
Steven Madden, Ltd. *	718	14,360

The accompanying notes are an integral part of the financial statements.

123

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
The Gymboree Corp. *	927	$28,236
The Warnaco Group, Inc. *	1,363	47,432
Timberland Company, Class A *	1,820	32,906
True Religion Apparel, Inc. *	844	18,019
Under Armour, Inc., Class A * (a)	1,356	59,216
Unifirst Corp.	552	20,976
VF Corp.	2,868	196,917
Volcom, Inc. *	746	16,434
Weyco Group, Inc.	742	20,405
Wolverine World Wide, Inc.	1,628	39,919

		2,963,344
Auto Parts - 0.38%
Accuride Corp. *	1,068	8,394
Aftermarket Technology Corp. *	723	19,709
American Axle & Manufacturing Holdings, Inc.	1,504	28,005
Amerigon, Inc. *	945	19,977
ArvinMeritor, Inc.	2,082	24,422
AutoZone, Inc. *	1,812	217,277
BorgWarner, Inc.	2,624	127,028
Commercial Vehicle Group, Inc. *	751	10,890
CSK Auto Corp. *	1,346	6,743
Dorman Products, Inc. *	1,180	16,862
Exide Technologies *	2,004	16,032
Federal Signal Corp.	1,474	16,538
Gentex Corp.	4,091	72,697
Genuine Parts Company	4,504	208,535
Johnson Controls, Inc.	15,861	571,630
Lear Corp. *	1,914	52,941
LKQ Corp. *	3,196	67,180
Miller Industries, Inc. *	558	7,639
Modine Manufacturing Company	1,102	18,194
Noble International, Ltd.	754	12,298
O’Reilly Automotive, Inc. *	3,191	103,484
Pep Boys - Manny, Moe & Jack	1,591	18,265
Standard Motor Products, Inc.	741	6,047
Superior Industries International, Inc.	839	15,245
Tenneco, Inc. *	1,353	35,273
Titan International, Inc. (a)	617	19,287
TRW Automotive Holdings Corp. *	2,197	45,917
Visteon Corp. *	3,970	17,428
WABCO Holdings, Inc.	1,750	87,658

		1,871,595
Auto Services - 0.08%
AutoNation, Inc. *	4,822	75,513
Avis Budget Group, Inc. *	2,197	28,561
Copart, Inc. *	2,558	108,843
Dollar Thrifty Automotive Group, Inc. *	696	16,481
Hertz Global Holdings, Inc. *	8,169	129,805
Lithia Motors, Inc., Class A	620	8,513
Midas, Inc. *	675	9,895
Monro Muffler Brake, Inc.	762	14,851

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Auto Services (continued)
TravelCenters of America LLC *	333	$4,163

		396,625
Automobiles - 0.29%
Asbury Automotive Group, Inc.	933	14,042
Ford Motor Company *	51,153	344,260
General Motors Corp.	15,295	380,692
Group 1 Automotive, Inc.	707	16,791
Monaco Coach Corp.	1,061	9,422
PACCAR, Inc.	10,122	551,446
Penske Auto Group, Inc.	2,682	46,828
Rush Enterprises, Inc., Class A *	1,365	24,816

		1,388,297
Banking - 3.63%
1st Source Corp.	841	14,558
Abington Bancorp, Inc.	1,444	13,574
Alabama National BanCorp	621	48,320
AMCORE Financial, Inc.	140	3,178
Americanwest BanCorp.	929	16,378
Ameris Bancorp	796	13,413
Ames National Corp.	132	2,508
Arrow Financial Corp.	104	2,235
Associated Banc-Corp.	3,378	91,510
Astoria Financial Corp.	2,685	62,480
Atlantic Coast Federal Corp. (a)	1,028	12,213
BancFirst Corp.	58	2,485
Bancorp, Inc. *	669	9,005
BancorpSouth, Inc.	2,234	52,745
BancTrust Financial Group, Inc. (a)	916	11,084
Bank Granite Corp.	1,245	13,160
Bank Mutual Corp.	2,127	22,482
Bank of America Corp.	120,663	4,978,555
Bank of Florida Corp. *	1,094	12,581
Bank of Hawaii Corp.	1,239	63,362
Bank of the Ozarks, Inc.	707	18,523
BankAtlantic Bancorp, Inc., Class A (a)	2,279	9,344
BankFinancial Corp.	175	2,769
BankUnited Financial Corp., Class A (a)	1,166	8,045
BB&T Corp.	14,438	442,813
BOK Financial Corp.	1,773	91,664
Boston Private Financial Holdings, Inc. (a)	1,211	32,794
Brookline Bancorp, Inc.	2,530	25,705
Bryn Mawr Bank Corp.	854	19,582
Cadence Financial Corp.	398	5,807
Camden National Corp.	38	1,079
Capital Bank Corp.	145	1,534
Capital City Bank Group, Inc.	90	2,540
Capital Corp of the West	688	13,368
Capitol Bancorp, Ltd. (a)	595	11,971
Capitol Federal Financial (a)	2,120	65,720
Cascade Bancorp (a)	948	13,196
Cathay General Bancorp, Inc. (a)	1,500	39,735

The accompanying notes are an integral part of the financial statements.

124

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Centennial Bank Holdings, Inc. *	2,321	$13,415
Center Bancorp, Inc. (a)	145	1,604
Center Financial Corp.	847	10,435
Centerstate Banks of Florida, Inc.	1,146	13,867
Central Pacific Financial Corp.	972	17,943
Charter Financial Corp.	605	22,385
Chemical Financial Corp.	831	19,769
Chittenden Corp.	1,373	48,906
Citizens & Northern Corp.	1,334	23,349
Citizens Banking Corp.	2,283	33,126
City Bank, Lynnwood, WA (a)	716	16,053
City National Corp.	1,158	68,959
Clifton Savings Bancorp, Inc.	197	1,931
CoBiz, Inc. (a)	1,066	15,851
Colonial Bancgroup, Inc.	4,297	58,181
Columbia Bankcorp Oregon	925	15,281
Columbia Banking System, Inc.	664	19,741
Comerica, Inc.	3,946	171,769
Commerce Bancorp, Inc. (a)	4,524	172,545
Commerce Bancshares, Inc.	1,870	83,890
Community Trust Bancorp, Inc.	593	16,325
Corus Bankshares, Inc. (a)	1,796	19,163
Cullen Frost Bankers, Inc.	1,476	74,774
CVB Financial Corp. (a)	2,922	30,213
Dime Community Bancorp, Inc.	1,590	20,304
Downey Financial Corp. (a)	762	23,706
East West Bancorp, Inc.	1,213	29,391
Enterprise Financial Services Corp. (a)	664	15,810
F.N.B. Corp. (a)	2,103	30,914
Farmers Capital Bank Corp.	169	4,563
Fifth Third Bancorp	14,967	376,121
Financial Institutions, Inc.	88	1,568
First BanCorp Puerto Rico (a)	2,458	17,919
First Bancorp	847	16,000
First Busey Corp. (a)	1,122	22,283
First Charter Corp.	168	5,016
First Citizens Bancshares, Inc.	287	41,859
First Commonwealth Financial Corp. (a)	497	5,293
First Community Bancorp	829	34,188
First Community Bancshares, Inc.	531	16,934
First Financial Corp.	683	19,356
First Financial Holdings, Inc.	656	17,988
First Horizon National Corp. (a)	2,789	50,620
First Indiana Corp.	926	29,632
First Merchants Corp.	46	1,005
First Midwest BanCorp, Inc., Illinois	1,369	41,891
First Niagara Financial Group, Inc.	3,141	37,818
First of Long Island Corp.	143	2,653
First Place Financial Corp. (a)	833	11,654
First Regional Bancorp *	587	11,088
First South Bancorp, Inc. (a)	610	13,536
FirstFed Financial Corp. * (a)	486	17,409

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
FirstMerit Corp. (a)	2,354	$47,104
Flagstar Bancorp, Inc. (a)	2,210	15,404
Flushing Financial Corp.	1,153	18,506
FNB Corp. of North Carolina	207	2,517
FNB Corp. of Virginia	18	418
Franklin Bank Corp. *	1,004	4,327
Frontier Financial Corp. (a)	1,442	26,778
GB&T Bancshares, Inc.	1,107	10,362
Glacier Bancorp, Inc.	1,676	31,408
Greene County Bancshares, Inc.	676	12,979
Greenhill & Company, Inc.	829	55,112
Guaranty Financial Group, Inc. *	884	14,144
Hancock Holding Company	1,005	38,391
Hanmi Financial Corp.	1,540	13,275
Harleysville National Corp. (a)	1,225	17,848
Heartland Financial USA, Inc. (a)	860	15,970
Heritage Commerce Corp.	803	14,767
Heritage Financial Group	60	675
Home Bancshares, Inc.	836	17,531
Home Federal Bancorp, Inc. *	1,355	13,607
Horizon Financial Corp.	798	13,917
Hudson City Bancorp, Inc.	15,396	231,248
Huntington BancShares, Inc.	9,708	143,290
Independent Bank Corp. - MA	475	12,929
Independent Bank Corp. - MI	984	9,348
International Bancshares Corp.	2,049	42,906
KeyCorp	10,478	245,709
K-Fed Bancorp (a)	980	9,888
Lakeland Bancorp, Inc. (a)	1,551	17,976
Lakeland Financial Corp.	83	1,735
M&T Bank Corp.	2,881	235,003
Macatawa Bank Corp. (a)	1,074	9,226
MainSource Financial Group, Inc. (a)	1,258	19,574
Marshall & Ilsley Corp.	6,572	174,027
MB Financial, Inc.	1,164	35,886
MBT Financial Corp.	182	1,605
Mercantile Bank Corp.	615	9,532
MetroCorp Bancshares, Inc.	948	12,324
Midwest Banc Holdings, Inc. (a)	1,110	13,786
Nara Bancorp, Inc.	1,101	12,849
NASB Financial, Inc. (a)	529	13,955
National City Corp.	18,200	299,572
National Penn Bancshares, Inc. (a)	1,455	22,029
New York Community Bancorp, Inc. (a)	9,096	159,908
NewAlliance Bancshares, Inc. (a)	3,321	38,258
Northern Trust Corp.	5,805	444,547
Northwest Bancorp, Inc. (a)	1,641	43,601
OceanFirst Financial Corp.	1,092	17,265
Old National Bancorp	2,131	31,880
Old Second Bancorp, Inc.	720	19,289
Omega Financial Corp.	801	23,437
Oriental Financial Group, Inc.	1,695	22,730

The accompanying notes are an integral part of the financial statements.

125

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Oritani Financial Corp. *	1,515	$18,635
Pacific Capital Bancorp (a)	1,461	29,410
Park National Corp. (a)	426	27,477
Peapack Gladstone Financial Corp.	536	13,266
Peoples Bancorp, Inc.	861	21,430
PFF Bancorp, Inc.	97	1,168
Popular, Inc. (a)	6,547	69,398
PremierWest Bancorp	1,126	12,881
PrivateBancorp, Inc.	690	22,529
Prosperity Bancshares, Inc.	1,274	37,443
Provident Bankshares Corp.	1,083	23,165
Provident Financial Services, Inc.	2,071	29,864
Provident New York Bancorp	1,586	20,491
Regions Financial Corp.	19,890	470,399
Renasant Corp.	750	16,178
Republic Bancorp, Inc., Class A	884	14,613
Rockville Financial, Inc. (a)	1,128	13,762
Roma Financial Corp.	1,320	20,711
Royal Bancshares of Pennsylvania (a)	1,024	11,264
S & T Bancorp, Inc.	971	26,838
S.Y. Bancorp, Inc. (a)	851	20,373
Sandy Spring Bancorp, Inc.	713	19,836
Santander Bancorp (a)	1,507	13,051
Seacoast Banking Corp. of Florida (a)	814	8,368
Security Bank Corp. (a)	912	8,336
Shore Bancshares, Inc. (a)	785	17,207
Signature Bank *	871	29,396
Simmons First National Corp., Class A	650	17,225
Smithtown Bancorp, Inc.	703	15,578
Southside Bancshares, Inc.	97	1,985
Sovereign Bancorp, Inc.	13,248	151,027
State Bancorp, Inc.	1,046	13,598
Sterling Bancshares, Inc.	2,235	24,943
Sterling Financial Corp., PA	1,131	18,571
Sterling Financial Corp., Spokane	1,486	24,950
Suffolk Bancorp	19	583
Sun Bancorp, Inc. of New Jersey *	1,080	17,042
SunTrust Banks, Inc.	9,587	599,092
Susquehanna Bancshares, Inc. (a)	1,952	35,995
SVB Financial Group *	977	49,241
TCF Financial Corp.	3,463	62,092
Texas Capital Bancshares, Inc. *	85	1,551
TFS Financial Corp. *	9,823	117,287
The South Financial Group, Inc.	2,151	33,620
Tierone Corp.	87	1,927
Trico Bancshares	584	11,271
Trustmark Corp.	1,739	44,101
U.S. Bancorp	47,172	1,497,239
U.S.B. Holding Company, Inc.	1,139	22,552
UCBH Holdings, Inc. (a)	2,882	40,809
Umpqua Holdings Corp. (a)	1,696	26,017
Union Bankshares Corp.	743	15,707

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
UnionBanCal Corp.	3,773	$184,537
United Bankshares, Inc.	1,213	33,988
United Community Banks, Inc. (a)	1,250	19,750
United Financial Bancorp, Inc. *	107	1,187
Univest Corp. of Pennsylvania (a)	737	15,558
Valley National Bancorp (a)	3,150	60,039
ViewPoint Financial Group (a)	1,116	18,447
Vineyard National Bancorp Company (a)	811	8,191
Virginia Commerce Bancorp, Inc. *	978	11,472
Virginia Financial Group, Inc. (a)	740	10,989
W Holding Company, Inc. (a)	5,273	6,380
Wachovia Corp.	53,172	2,022,131
Washington Federal, Inc.	2,272	47,962
Washington Trust Bancorp, Inc.	879	22,177
Webster Financial Corp.	1,461	46,708
West Bancorp. (a)	1,249	16,287
West Coast Bancorp	634	11,729
WestAmerica Bancorp (a)	860	38,313
Western Alliance Bancorp * (a)	806	15,129
Westfield Financial, Inc.	1,964	19,051
Whitney Holding Corp.	1,815	47,462
Willow Grove Bancorp, Inc.	1,391	11,670
Wilmington Trust Corp.	1,731	60,931
Wilshire Bancorp, Inc.	1,210	9,499
Wintrust Financial Corp.	818	27,100
Zions Bancorp	2,849	133,020

		17,659,560
Biotechnology - 1.24%
Acorda Therapeutics, Inc. *	731	16,053
Affymetrix, Inc. *	1,958	45,308
Alnylam Pharmaceuticals, Inc. *	1,210	35,187
Amgen, Inc. *	29,281	1,359,810
Applera Corp. - Celera Genomics Group *	2,359	37,437
Applera Corp.	4,395	149,078
Arena Pharmaceuticals, Inc. *	1,883	14,744
Arqule, Inc. *	1,423	8,253
Bio Reference Labs, Inc. *	537	17,549
Biogen Idec, Inc. *	7,700	438,284
BioMimetic Therapeutics, Inc. *	705	12,246
Bio-Rad Laboratories, Inc., Class A *	773	80,098
Cephalon, Inc. *	1,597	114,601
Charles River Laboratories International, Inc. *	1,829	120,348
Coley Pharmaceutical Group, Inc. *	1,450	11,600
Cytokinetics, Inc. *	2,095	9,909
Exelixis, Inc. *	3,023	26,089
Genentech, Inc. *	28,036	1,880,375
Genomic Health, Inc. *	897	20,308
Genvec, Inc. *	2,883	4,238
Genzyme Corp. *	7,046	524,504
Geron Corp. * (a)	2,312	13,132
GTx, Inc. * (a)	1,104	15,842

The accompanying notes are an integral part of the financial statements.

126

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Biotechnology (continued)
Human Genome Sciences, Inc. * (a)	4,053	$42,313
Illumina, Inc. * (a)	1,747	103,527
Immucor, Inc. *	1,993	67,742
Integra LifeSciences Holdings Corp. * (a)	837	35,095
Intermune, Inc. * (a)	1,056	14,077
Invitrogen Corp. *	1,070	99,949
Keryx Biopharmaceuticals, Inc. *	1,631	13,700
Kosan Biosciences, Inc. *	1,938	6,977
Lexicon Genetics, Inc. *	3,882	11,763
Martek Biosciences Corp. * (a)	1,093	32,331
Medarex, Inc. *	3,755	39,127
Medivation, Inc. * (a)	907	13,061
Metabasis Therapeutics, Inc. *	1,496	4,593
MGI Pharma, Inc. *	2,332	94,516
Millennium Pharmaceuticals, Inc. *	9,096	136,258
Millipore Corp. *	1,167	85,401
Momenta Pharmaceuticals, Inc. *	1,174	8,382
Monogram Biosciences, Inc. * (a)	6,372	9,239
Myriad Genetics, Inc. *	1,289	59,835
Nabi Biopharmaceuticals * (a)	2,577	9,303
Nektar Therapeutics *	2,762	18,533
Neurocrine Biosciences, Inc. * (a)	1,366	6,202
Osiris Therapeutics, Inc. * (a)	965	11,599
Pharmanet Development Group, Inc. *	600	23,526
Progenics Pharmaceuticals, Inc. *	857	15,486
Regeneration Technologies, Inc. *	1,495	12,977
Sangamo Biosciences, Inc. *	1,496	19,583
Techne Corp. *	729	48,150
Telik, Inc. * (a)	2,257	7,832
Tercica, Inc. * (a)	2,356	15,974

		6,022,044
Broadcasting - 0.90%
Acacia Research - Acacia Technologies *	1,102	9,896
Belo Corp., Class A	2,730	47,611
CBS Corp., Class B	18,234	496,877
Citadel Broadcasting Corp.	8,132	16,752
CKX, Inc. *	2,680	32,160
Clear Channel Communications, Inc.	13,230	456,700
Cox Radio, Inc., Class A *	1,499	18,213
Crown Media Holdings, Inc., Class A * (a)	3,574	23,231
Cumulus Media, Inc., Class A * (a)	1,922	15,453
Discovery Holding Company *	7,072	177,790
Emmis Communications Corp., Class A *	1,619	6,233
Entercom Communications Corp.	1,131	15,483
Entravision Communications Corp., Class A *	3,274	25,635
Fisher Communications, Inc. *	375	14,235
Gray Television, Inc.	1,676	13,442
Hearst Argyle Television, Inc.	2,641	58,393
Journal Communications, Inc.	671	5,999
Liberty Global, Inc., Class A * (a)	10,785	422,664
Liberty Media Corp., Capital, Series A *	3,567	415,520

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Broadcasting (continued)
Mediacom Communications Corp., Class A *	3,494	$16,037
New Frontier Media, Inc.	1,537	8,453
News Corp., Class A	85,893	1,759,948
Nexstar Broadcasting Group, Inc. *	1,128	10,310
Radio One, Inc., Class A *	3,792	8,835
Salem Communications Corp., Class A *	1,338	8,817
Sinclair Broadcast Group, Inc., Class A (a)	2,506	20,574
Sirius Satellite Radio, Inc. * (a)	40,330	122,200
Westwood One, Inc.	3,216	6,400
World Wrestling Entertainment, Inc., Class A	1,405	20,738
XM Satellite Radio Holdings, Inc., Class A *	8,808	107,810

		4,362,409
Building Materials & Construction - 0.27%
Apogee Enterprises, Inc.	889	15,211
Armstrong World Industries, Inc. *	1,536	61,609
Beacon Roofing Supply, Inc. * (a)	1,415	11,914
BlueLinx Holdings, Inc. (a)	1,290	5,070
Builders FirstSource, Inc. * (a)	1,137	8,209
Drew Industries, Inc. *	675	18,495
Dycom Industries, Inc. *	1,168	31,127
Eagle Materials, Inc. (a)	1,357	48,146
EMCOR Group, Inc. *	1,730	40,880
Foster Wheeler, Ltd. *	1,736	269,115
Granite Construction, Inc.	1,167	42,222
Griffon Corp. *	878	10,931
Interline Brands, Inc. *	979	21,450
KBR, Inc. *	3,888	150,855
Lennox International, Inc.	1,945	80,562
LSI Industries, Inc.	891	16,216
Masco Corp.	10,374	224,182
NCI Building Systems, Inc. * (a)	580	16,698
Owens Corning, Inc. * (a)	2,901	58,658
Perini Corp. *	762	31,562
RPM International, Inc.	3,357	68,147
Texas Industries, Inc. (a)	674	47,248
Trex Company, Inc. * (a)	600	5,106
U.S. Concrete, Inc. *	1,552	5,168
WCI Communities, Inc. * (a)	1,323	5,001

		1,293,782
Business Services - 1.74%
ABM Industries, Inc.	1,431	29,178
Accenture, Ltd., Class A	21,010	756,990
Acxiom Corp.	2,274	26,674
Administaff, Inc.	841	23,783
Affiliated Computer Services, Inc., Class A *	2,413	108,826
Alliance Data Systems Corp. *	1,961	147,055
AMERCO, Inc. * (a)	624	40,984
Arbitron, Inc.	845	35,127
Automatic Data Processing, Inc.	14,928	664,744
BearingPoint, Inc. *	6,095	17,249
Black Box Corp.	555	20,074

The accompanying notes are an integral part of the financial statements.

127

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Bowne & Company, Inc.	63	$1,109
Bright Horizons Family Solutions, Inc. *	804	27,770
Brinks Company	1,339	79,992
Cadence Design Systems, Inc. *	6,922	117,743
CDI Corp.	645	15,648
ChoicePoint, Inc. *	2,210	80,488
Coinstar, Inc. *	826	23,252
Compucredit Corp. * (a)	1,448	14,451
Computer Sciences Corp. *	4,414	218,361
COMSYS IT Partners, Inc. *	677	10,683
Convergys Corp. *	3,095	50,944
Core-Mark Holding Company, Inc. *	447	12,838
Cornell Corrections, Inc. *	573	13,362
Corporate Executive Board Company	1,123	67,492
CoStar Group, Inc. *	612	28,917
CRA International, Inc. *	388	18,473
CSG Systems International, Inc. *	1,417	20,858
Deluxe Corp.	1,460	48,019
Diamond Management & Technology
Consultants, Inc.	1,208	8,782
DST Systems, Inc. *	1,816	149,911
Dun & Bradstreet Corp.	1,657	146,860
Electro Rent Corp.	1,061	15,756
Electronic Data Systems Corp.	13,975	289,702
Ennis Business Forms, Inc.	823	14,814
Equifax, Inc.	3,760	136,714
Euronet Worldwide, Inc. *	1,160	34,800
Exponent, Inc. *	752	20,334
EZCORP, Inc., Class A *	1,341	15,140
FactSet Research Systems, Inc.	1,353	75,362
Fair Isaac Corp.	1,609	51,729
Fiserv, Inc. *	4,510	250,260
Fluor Corp.	2,219	323,353
Forrester Research, Inc. *	759	21,267
FTI Consulting, Inc. *	1,190	73,352
Gartner Group, Inc., Class A *	3,257	57,193
Gevity HR, Inc.	895	6,883
Global Cash Access, Inc. *	2,505	15,180
Global Payments, Inc.	2,240	104,205
GSI Commerce, Inc. * (a)	1,379	26,891
H & R Block, Inc.	8,294	154,020
Harte-Hanks, Inc.	2,145	37,109
Healthcare Services Group, Inc.	1,207	25,564
Heidrick & Struggles International, Inc.	532	19,743
Hewitt Associates, Inc., Class A *	3,073	117,665
Hudson Highland Group, Inc. *	889	7,476
Huron Consulting Group, Inc. *	543	43,782
ICT Group, Inc. *	651	7,779
Informatica Corp. *	2,600	46,852
Insight Enterprises, Inc. *	1,497	27,305
Intervoice Brite, Inc. *	1,914	15,293
Iron Mountain, Inc. *	4,732	175,179

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Jackson Hewitt Tax Service, Inc.	999	$31,718
Jacobs Engineering Group, Inc. *	3,253	311,019
Kelly Services, Inc., Class A	1,113	20,769
Kendle International, Inc. *	481	23,531
Kenexa Corp. *	756	14,682
Kforce, Inc. *	1,316	12,831
Korn/Ferry International *	1,228	23,111
LECG Corp. *	977	14,714
Manpower, Inc.	2,141	121,823
MAXIMUS, Inc.	669	25,830
McGrath Rentcorp	749	19,287
Michael Baker Corp. *	434	17,837
Moody’s Corp.	7,629	272,355
MPS Group, Inc. *	3,047	33,334
Navigant Consulting Company * (a)	1,657	22,651
NCR Corp. *	4,604	115,560
On Assignment, Inc. *	1,236	8,664
Paychex, Inc.	10,103	365,931
Perot Systems Corp., Class A *	3,415	46,103
PHH Corp. *	1,499	26,442
Pitney Bowes, Inc.	5,637	214,431
Pre-Paid Legal Services, Inc. *	420	23,247
QC Holdings, Inc. (a)	963	10,834
Quest Software, Inc. *	2,958	54,546
R.H. Donnelley Corp. *	1,727	63,001
R.R. Donnelley & Sons Company	5,573	210,325
Resource America, Inc.	693	10,166
Resources Connection, Inc. *	1,426	25,896
Robert Half International, Inc.	4,154	112,324
Rollins, Inc.	2,979	57,197
SAIC, Inc. *	2,814	56,618
ScanSource, Inc. *	798	25,815
SonicWALL, Inc. *	2,222	23,820
Sotheby’s	1,829	69,685
Source Interlink Companies *	2,192	6,313
Spherion Corp. *	1,978	14,400
SRA International, Inc., Class A *	1,633	48,092
Standard Parking Corp. *	426	20,657
Stanley, Inc. *	916	29,330
SYNNEX Corp. *	989	19,384
Syntel, Inc.	1,212	46,686
TeleTech Holdings, Inc. *	1,997	42,476
Tetra Tech, Inc. *	1,763	37,905
Total Systems Services, Inc. (a)	4,919	137,732
TrueBlue, Inc. *	1,566	22,676
Tyler Technologies, Inc. *	1,385	17,853
Unisys Corp. *	9,970	47,158
URS Corp. *	2,191	119,037
Viad Corp.	648	20,464
Volt Information Sciences, Inc. *	717	13,092
Waste Industries USA	591	21,453
Watson Wyatt Worldwide, Inc., Class A	1,189	55,181

The accompanying notes are an integral part of the financial statements.

128

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Wind River Systems, Inc. *	2,767	$24,709

		8,468,034
Cable & Television - 1.38%
Cablevision Systems Corp., Class A *	7,537	184,657
Charter Communications, Inc., Class A * (a)	12,210	14,286
Comcast Corp., Class A *	84,243	1,538,277
DIRECTV Group, Inc. *	32,799	758,313
E.W. Scripps Company, Class A	3,950	177,790
EchoStar Communications Corp., Class A *	11,938	450,301
Gemstar-TV Guide International, Inc. *	12,584	59,900
Knology, Inc. *	1,190	15,208
Lin TV Corp. *	1,654	20,129
LodgeNet Entertainment Corp. *	636	11,092
Outdoor Channel Holdings, Inc. *	1,299	8,963
Time Warner Cable, Inc. *	26,275	725,190
Time Warner Telecom, Inc., Class A *	4,094	83,067
Time Warner, Inc.	100,839	1,664,852
TiVo, Inc. * (a)	3,219	26,846
Viacom, Inc., Class B *	18,515	813,179
Virgin Media, Inc.	8,366	143,393

		6,695,443
Cellular Communications - 0.46%
Brightpoint, Inc. *	1,556	23,900
Crown Castle International Corp. *	7,416	308,506
iPCS, Inc. *	514	18,499
Leap Wireless International, Inc. *	1,646	76,769
Metropcs Communications, Inc. * (a)	9,352	181,896
Motorola, Inc.	65,141	1,044,862
NII Holdings, Inc. *	4,309	208,211
Novatel Wireless, Inc. *	968	15,682
RF Micro Devices, Inc. * (a)	8,794	50,214
Rural Cellular Corp., Class A *	547	24,117
SunCom Wireless Holdings, Inc. *	1,767	47,143
Syniverse Holdings, Inc. *	2,124	33,092
Telephone & Data Systems, Inc.	2,920	182,792
USA Mobility, Inc. *	920	13,156

		2,228,839
Chemicals - 1.40%
A. Schulman, Inc.	885	19,072
Aceto Corp.	1,602	12,816
Air Products & Chemicals, Inc.	5,749	567,024
Airgas, Inc.	2,182	113,704
Albany Molecular Research, Inc. *	180	2,588
Albemarle Corp.	2,130	87,863
American Vanguard Corp. (a)	982	17,038
Arch Chemicals, Inc.	744	27,342
Ashland, Inc.	1,682	79,777
Balchem Corp. *	759	16,986
Cabot Corp.	1,394	46,476
Calgon Carbon Corp. *	1,596	25,360
Cambrex Corp.	856	7,173

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Celanese Corp., Series A	4,460	$188,747
CF Industries Holdings, Inc.	1,583	174,225
Chemtura Corp.	6,980	54,444
Cytec Industries, Inc.	1,286	79,192
Dow Chemical Company	26,036	1,026,339
E.I. Du Pont de Nemours & Company	24,847	1,095,504
Eastman Chemical Company	1,928	117,782
Ferro Corp.	1,253	25,975
FMC Corp.	1,652	90,117
Georgia Gulf Corp. (a)	1,154	7,640
H.B. Fuller Company	1,738	39,018
Hercules, Inc.	3,241	62,713
Huntsman Corp.	5,292	136,004
Innophos Holdings, Inc.	922	13,719
Kronos Worldwide, Inc.	1,461	25,495
Landec Corp. *	1,071	14,351
Lubrizol Corp.	1,589	86,060
Metabolix, Inc. *	695	16,541
Minerals Technologies, Inc.	559	37,425
Newmarket Corp.	533	29,683
Nl Industries, Inc. (a)	1,781	20,357
Olin Corp.	2,206	42,642
OM Group, Inc. *	856	49,254
PolyOne Corp. *	3,022	19,885
PPG Industries, Inc.	4,312	302,832
Praxair, Inc.	8,785	779,317
Quaker Chemical Corp.	725	15,928
Rockwood Holdings, Inc. *	2,132	70,825
Rohm & Haas Company	5,677	301,278
Sensient Technologies Corp.	1,417	40,073
Sigma-Aldrich Corp.	3,585	195,741
Stepan Company	567	18,445
Terra Industries, Inc. *	2,725	130,146
Terra Nitrogen Company, LP	555	82,989
The Scotts Company, Class A	1,399	52,351
Tronox, Inc., Class A (a)	1,586	14,115
UAP Holding Corp.	1,525	58,865
Valhi, Inc.	3,355	53,479
Valspar Corp.	2,787	62,819
W. R. Grace & Company *	1,990	52,098
Westlake Chemical Corp. (a)	1,895	35,986
Zep, Inc. *	608	8,433
Zoltek Companies, Inc. * (a)	817	35,025

		6,787,076
Coal - 0.26%
Alliance Holdings GP LP	1,719	40,792
Alpha Natural Resources, Inc. *	1,953	63,433
Arch Coal, Inc.	3,532	158,693
CONSOL Energy, Inc.	4,741	339,076
Foundation Coal Holdings, Inc.	1,332	69,930
International Coal Group, Inc. * (a)	4,947	26,516

The accompanying notes are an integral part of the financial statements.

129

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Coal (continued)
Massey Energy Company	2,348	$83,941
Patriot Coal Corp. *	708	29,552
Peabody Energy Corp.	7,084	436,658
Penn Virginia Resource Partners LP *	1,332	32,727

		1,281,318
Colleges & Universities - 0.02%
Career Education Corp. *	2,106	52,945
Corinthian Colleges, Inc. *	2,637	40,610

		93,555
Commercial Services - 0.17%
CB Richard Ellis Group, Inc. *	5,806	125,119
CBIZ, Inc. *	2,619	25,692
Cenveo, Inc. *	1,585	27,690
Chemed Corp.	774	43,251
DynCorp International, Inc. *	1,682	45,212
Exlservice Holdings, Inc. *	919	21,211
First Advantage Corp., Class A *	1,878	30,931
Great Lakes Dredge & Dock Company	1,642	14,318
HMS Holdings Corp. *	816	27,099
Live Nation, Inc. *	1,912	27,762
Macquarie Infrastructure Company LLC	993	40,246
Morningstar, Inc. *	1,156	89,879
Perficient, Inc. *	869	13,678
Pool Corp. (a)	1,450	28,754
Providence Service Corp. *	554	15,590
Shaw Group, Inc. *	2,270	137,199
Team, Inc. *	726	26,557
TNS, Inc. *	1,236	21,939
Wright Express Corp. *	1,219	43,262

		805,389
Computers & Business Equipment - 4.85%
3Com Corp. *	11,943	53,982
3D Systems Corp. * (a)	736	11,364
Acme Packet, Inc. * (a)	1,854	23,342
Agilysys, Inc. (a)	989	14,954
Apple, Inc. *	23,138	4,583,175
Avanex Corp. *	7,494	7,494
Avocent Corp. *	1,518	35,385
Benchmark Electronics, Inc. *	2,070	36,701
BigBand Networks, Inc. * (a)	1,689	8,681
Blue Coat Systems, Inc. *	920	30,240
Brocade Communications Systems, Inc. *	11,421	83,830
CACI International, Inc., Class A *	866	38,771
Cisco Systems, Inc. *	163,400	4,423,238
Cogent, Inc. *	2,887	32,190
Cognizant Technology Solutions Corp.,
Class A *	7,470	253,532
Cray, Inc. *	1,124	6,733
Dell, Inc. *	61,193	1,499,840
Diebold, Inc.	1,764	51,121
Digi International, Inc. *	1,129	16,021

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Echelon Corp. * (a)	1,365	$28,174
Electronics for Imaging, Inc. *	1,680	37,766
EMC Corp. *	59,436	1,101,349
EMS Technologies, Inc. *	758	22,922
Extreme Networks, Inc. *	4,335	15,346
Falconstor Software, Inc. * (a)	1,665	18,748
Foundry Networks, Inc. *	4,199	73,566
Hewlett-Packard Company	70,575	3,562,626
Hypercom Corp. *	2,283	11,369
IHS, Inc., Class A *	1,699	102,891
Immersion Corp. *	1,182	15,307
Ingram Micro, Inc., Class A *	3,642	65,702
InPhonic, Inc. * (a)	1,417	18
Intermec, Inc. * (a)	1,879	38,162
Internap Network Services Corp. *	1,494	12,445
International Business Machines Corp.	36,800	3,978,080
Isilon Systems, Inc. * (a)	1,888	9,591
Ixia *	2,255	21,377
Jack Henry & Associates, Inc.	2,624	63,868
Juniper Networks, Inc. *	15,176	503,843
L-1 Identity Solutions, Inc. *	2,141	38,431
Lexmark International, Inc. *	2,357	82,165
Metavante Technologies, Inc. *	2,190	51,071
MICROS Systems, Inc. *	1,117	78,369
Mindspeed Technologies, Inc. * (a)	5,134	6,263
MTS Systems Corp.	582	24,834
National Instruments Corp.	2,281	76,026
NETGEAR, Inc. *	980	34,957
Netscout Systems, Inc. *	1,559	19,908
Network Appliance, Inc. *	9,937	248,028
Palm, Inc. * (a)	2,964	18,792
Parametric Technology Corp. *	3,287	58,673
Plexus Corp. *	1,441	37,841
Quantum Corp. *	6,775	18,225
Rackable Systems, Inc. *	1,013	10,130
Radiant Systems, Inc. *	1,129	19,453
RadiSys Corp. *	921	12,341
Rimage Corp. *	490	12,716
SanDisk Corp. *	5,934	196,831
Seagate Technology	14,389	366,920
SI International, Inc. *	529	14,532
Sigma Designs, Inc. *	720	39,744
Silicon Graphics, Inc. *	457	8,354
Silicon Storage Technology, Inc. *	3,647	10,905
Smart Modular Technologies (WWH), Inc. *	1,749	17,805
Sonic Solutions * (a)	988	10,265
Standard Microsystems Corp. *	690	26,958
STEC, Inc. *	1,569	13,713
Stratasys, Inc. *	672	17,364
Sun Microsystems, Inc. *	24,357	441,592
Super Micro Computer, Inc. *	1,155	8,859

The accompanying notes are an integral part of the financial statements.

130

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Sykes Enterprises, Inc. *	1,248	$22,464
Synaptics, Inc. *	775	31,899
Tech Data Corp. *	1,582	59,673
Trident Microsystems, Inc. *	1,654	10,850
Western Digital Corp. *	5,182	156,548
Xerox Corp. *	26,099	422,543

		23,619,786
Construction & Mining Equipment - 0.27%
A.S.V., Inc. * (a)	982	13,601
Astec Industries, Inc. *	649	24,136
Buckeye Partners LP * (a)	1,103	54,499
Bucyrus International, Inc., Class A	889	88,358
Carbo Ceramics, Inc. (a)	761	28,309
Gulf Islands Fabrication, Inc.	535	16,965
Joy Global, Inc.	2,723	179,228
Kaman Corp., Class A	818	30,110
Layne Christensen Company *	514	25,294
Matrix Service Company *	756	16,496
National Oilwell Varco, Inc. *	9,456	694,638
Rowan Companies, Inc.	3,019	119,130

		1,290,764
Construction Materials - 0.25%
Ameron International Corp.	283	26,078
Applied Industrial Technologies, Inc.	1,338	38,829
Clarcor, Inc.	1,476	56,044
Columbus McKinnon Corp. *	640	20,877
Comfort Systems USA, Inc.	1,365	17,445
Louisiana-Pacific Corp. (a)	2,956	40,438
Martin Marietta Materials, Inc. (a)	1,135	150,501
Sherwin-Williams Company	3,428	198,961
Simpson Manufacturing Company, Inc. (a)	1,439	38,263
Trane, Inc.	5,252	245,321
Universal Forest Products, Inc.	590	17,381
USG Corp. * (a)	2,127	76,125
Vulcan Materials Company (a)	3,446	272,544

		1,198,807
Containers & Glass - 0.19%
Ball Corp.	2,855	128,475
Bemis Company, Inc.	2,662	72,886
Graphic Packaging Corp. *	6,396	23,601
Greif, Inc., Class A	1,311	85,700
Mobile Mini, Inc. *	1,081	20,042
Owens-Illinois, Inc. *	3,750	185,625
Packaging Corp. of America	2,644	74,561
Pactiv Corp. *	3,074	81,861
Sealed Air Corp.	3,919	90,686
Silgan Holdings, Inc.	1,091	56,666
Sonoco Products Company	2,655	86,765
TAL International Group, Inc.	1,012	23,043

		929,911

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Correctional Facilities - 0.03%
Corrections Corp. of America *	3,400	$100,334
The Geo Group, Inc. *	730	20,440

		120,774
Cosmetics & Toiletries - 1.91%
Alberto-Culver Company	2,583	63,387
Avon Products, Inc.	11,981	473,609
Bare Escentuals, Inc. *	2,019	48,961
Chattem, Inc. * (a)	529	39,961
Colgate-Palmolive Company	13,856	1,080,214
Elizabeth Arden, Inc. *	1,001	20,370
Estee Lauder Companies, Inc., Class A	5,349	233,270
Helen of Troy, Ltd. *	889	15,238
Intermediate Parfums, Inc.	832	14,951
International Flavors & Fragrances, Inc.	2,047	98,522
Kimberly-Clark Corp.	12,199	845,879
Nu Skin Enterprises, Inc., Class A	2,082	34,207
Physicians Formula Holdings, Inc. *	676	8,031
Procter & Gamble Company	85,141	6,251,052
Revlon, Inc., Class A *	16,608	19,597
Sally Beauty Holdings, Inc. *	5,185	46,924
Steiner Leisure, Ltd. *	501	22,124

		9,316,297
Crude Petroleum & Natural Gas - 2.18%
Allis-Chalmers Energy, Inc. * (a)	1,028	15,163
Apache Corp.	8,783	944,524
Arena Resources, Inc. *	878	36,621
Bill Barrett Corp. * (a)	1,313	54,975
Bois d’Arc Energy, Inc. *	2,151	42,697
Cabot Oil & Gas Corp.	2,697	108,878
Carrizo Oil & Gas, Inc. * (a)	768	42,048
Chesapeake Energy Corp.	12,453	488,158
Cimarex Energy Company	2,198	93,481
CNX Gas Corp. * (a)	3,661	116,969
Contango Oil & Gas Company * (a)	570	29,007
Devon Energy Corp.	11,961	1,063,453
Edge Petroleum Corp. * (a)	1,109	6,576
Endeavour International Corp. *	7,083	9,491
EOG Resources, Inc.	6,445	575,216
EXCO Resources, Inc. *	3,046	47,152
Forest Oil Corp. *	1,695	86,174
FX Energy, Inc. * (a)	1,670	9,486
Genesis Energy LP	533	12,526
GMX Resources, Inc. * (a)	481	15,527
Goodrich Petroleum Corp. * (a)	854	19,317
Gulfport Energy Corp. *	1,214	22,168
Harvest Natural Resources, Inc. *	1,643	20,537
Hess Corp.	8,486	855,898
Marathon Oil Corp.	18,908	1,150,741
MarkWest Hydrocarbon, Inc.	366	22,930
Newfield Exploration Company *	3,164	166,743
Noble Energy, Inc.	4,493	357,283

The accompanying notes are an integral part of the financial statements.

131

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas (continued)
Occidental Petroleum Corp.	22,942	$1,766,305
Parallel Petroleum Corp. *	1,145	20,186
Patterson-UTI Energy, Inc.	3,713	72,478
Penn Virginia Corp.	1,080	47,120
Petroquest Energy, Inc. *	1,625	23,238
Pioneer Natural Resources Company	3,005	146,764
Plains Exploration & Production Company *	3,454	186,516
Quest Resource Corp. *	1,485	10,647
Quicksilver Resources, Inc. * (a)	1,731	103,150
Southwestern Energy Company *	4,258	237,256
SulphCo, Inc. * (a)	2,556	13,342
Sunoco, Inc.	3,174	229,925
Swift Energy Company *	852	37,514
TEPPCO Partners LP (a)	1,995	76,468
Toreador Resources Corp. * (a)	720	5,033
TXCO Resources, Inc. *	1,406	16,956
Ultra Petroleum Corp. *	3,857	275,776
Unit Corp. *	1,258	58,183
VAALCO Energy, Inc. *	2,317	10,774
Venoco, Inc. *	1,317	26,248
W&T Offshore, Inc.	2,184	65,433
Western Refining, Inc. (a)	1,952	47,258
Whiting Petroleum Corp. *	1,078	62,157
XTO Energy, Inc.	12,290	631,214

		10,583,680
Diversified Financial Services - 0.04%
Icahn Enterprises LP (a)	1,530	198,472

Domestic Oil - 0.37%
Atlas America, Inc.	877	51,901
Berry Petroleum Company, Class A	1,327	58,985
BP Prudhoe Bay Royalty Trust (a)	440	35,288
Brigham Exploration Company *	2,301	17,304
Comstock Resources, Inc. *	1,286	43,724
Continental Resources, Inc. *	4,415	115,364
Delta Petroleum Corp. * (a)	1,714	32,309
Denbury Resources, Inc. *	6,630	197,243
Dorchester Minerals LP *	306	6,160
Double Eagle Petroleum & Mining Company * (a)	749	11,804
Encore Aquisition Company *	1,617	53,959
Energy Partners, Ltd. *	1,053	12,436
EnergySouth, Inc.	103	5,974
Enterprise Products Partners LP	12,042	383,899
Frontier Oil Corp.	2,568	104,209
Helix Energy Solutions Group, Inc. *	2,588	107,402
Holly Corp.	1,262	64,223
Mariner Energy, Inc. *	2,543	58,184
McMoran Exploration Company * (a)	1,203	15,747
Meridian Resource Corp. *	4,835	8,751
Oil States International, Inc. *	1,404	47,905
Range Resources Corp.	3,337	171,388

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Domestic Oil (continued)
St. Mary Land & Exploration Company	1,513	$58,417
Stone Energy Corp. *	956	44,846
Sunoco Logistics Partners LP *	825	41,423
Union Drilling, Inc. *	1,020	16,085
Warren Resources, Inc. *	1,796	25,378
Williams Clayton Energy, Inc. *	539	16,795

		1,807,103
Drugs & Health Care - 0.58%
Abaxis, Inc. *	723	25,927
Abiomed, Inc. * (a)	1,254	19,487
Acadia Pharmaceuticals, Inc. * (a)	1,206	13,350
Accelrys, Inc. *	2,140	16,114
Alpharma, Inc., Class A *	1,627	32,784
Ariad Pharmaceuticals, Inc. * (a)	2,784	11,832
BioMarin Pharmaceutical, Inc. *	2,722	96,359
Candela Corp. *	1,035	5,775
CV Therapeutics, Inc. *	2,109	19,086
Datascope Corp.	558	20,311
Dendreon Corp. * (a)	2,443	15,195
Durect Corp. *	2,937	18,885
Gentiva Health Services, Inc. *	919	17,498
Hansen Medical, Inc. * (a)	815	24,401
I-Flow Corp. * (a)	949	14,975
ImClone Systems, Inc. *	2,389	102,727
Immunogen, Inc. *	2,179	9,043
Immunomedics, Inc. *	2,368	5,494
Invacare Corp.	1,176	29,635
K-V Pharmaceutical Company, Class A *	1,449	41,354
Landauer, Inc.	396	20,533
Luminex Corp. * (a)	1,163	18,887
Mannatech, Inc. (a)	980	6,194
Matria Healthcare, Inc. *	713	16,948
Maxygen, Inc. *	1,541	12,374
Medical Action, Inc. *	640	13,344
Mentor Corp. (a)	1,233	48,210
Meridian Bioscience, Inc.	1,225	36,848
Molina Healthcare, Inc. * (a)	814	31,502
Neurogen Corp. *	1,842	6,355
OraSure Technologies, Inc. *	1,961	17,433
Pain Therapeutics, Inc. * (a)	1,748	18,529
Parexel International Corp. *	797	38,495
Perrigo Company	2,754	96,418
Qiagen NV *	2,598	54,688
Quidel Corp. *	1,151	22,410
Res-Care, Inc. *	987	24,833
Savient Pharmaceuticals, Inc. *	1,680	38,590
Seattle Genetics, Inc. *	1,805	20,577
Third Wave Technologies, Inc. *	2,284	22,041
Vital Signs, Inc.	412	21,061
Vivus, Inc. *	2,293	11,878
West Pharmaceutical Services, Inc.	942	38,236

The accompanying notes are an integral part of the financial statements.

132

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care (continued)
Wyeth	35,837	$1,583,637
XenoPort, Inc. *	744	41,575
Zymogenetics, Inc. *	2,284	26,654

		2,828,482
Educational Services - 0.14%
Apollo Group, Inc., Class A *	4,474	313,851
Capella Education Company *	508	33,254
DeVry, Inc.	2,026	105,271
INVESTools, Inc. *	1,967	34,895
ITT Educational Services, Inc. *	985	83,991
Leapfrog Enterprises, Inc., Class A * (a)	2,159	14,530
Lincoln Educational Services Corp. *	950	13,984
Renaissance Learning, Inc. (a)	1,162	16,268
Strayer Education, Inc.	399	68,061
Universal Technical Institute, Inc. * (a)	890	15,130

		699,235
Electrical Equipment - 0.62%
A.O. Smith Corp.	903	31,650
Aaon, Inc.	903	17,897
American Science & Engineering, Inc. (a)	311	17,649
AMETEK, Inc.	2,950	138,178
Anaren, Inc. *	800	13,192
Anixter International, Inc. *	1,096	68,248
Audiovox Corp., Class A *	1,207	14,967
AZZ, Inc. *	436	12,361
Baldor Electric Company	1,202	40,459
Cohu, Inc.	860	13,158
Coleman Cable, Inc. *	604	5,708
Cooper Industries, Ltd., Class A	8,433	445,937
DTS, Inc. *	719	18,385
Emerson Electric Company	21,764	1,233,148
Encore Wire Corp. (a)	728	11,590
Excel Technology, Inc. *	644	17,452
FLIR Systems, Inc. *	2,804	87,765
General Cable Corp. *	1,150	84,272
Genlyte Group, Inc. *	788	75,018
GrafTech International, Ltd. *	3,091	54,865
Greatbatch, Inc. *	686	13,713
Houston Wire & Cable Company (a)	698	9,870
Hubbell, Inc., Class B	1,653	85,295
Littelfuse, Inc. *	671	22,116
Methode Electronics, Inc.	1,289	21,191
Molex, Inc.	5,208	142,178
Plug Power, Inc. * (a)	4,305	17,005
Powell Industries, Inc. *	471	20,757
Power-One, Inc. * (a)	3,350	13,366
Preformed Line Products Company (a)	360	21,420
Universal Electronics, Inc. *	533	17,824
Varian, Inc. *	879	57,399
Vicor Corp.	1,564	24,383
W.H. Brady Company, Class A	1,563	54,846

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Equipment (continued)
Watsco, Inc.	805	$29,592
Wesco International, Inc. *	1,367	54,188

		3,007,042
Electrical Utilities - 2.65%
AES Corp. *	17,727	379,181
Allegheny Energy, Inc.	4,307	273,968
Allete, Inc.	940	37,205
Alliant Energy Corp.	2,739	111,450
Ameren Corp.	5,634	305,419
American Electric Power Company, Inc.	10,633	495,072
Avista Corp.	1,662	35,799
Black Hills Corp.	493	21,741
CenterPoint Energy, Inc. (a)	8,765	150,144
Central Vermont Public Service Corp. (a)	521	16,068
Cleco Corp.	1,771	49,234
CMS Energy Corp.	6,338	110,154
Connecticut Water Service, Inc. (a)	575	13,553
Consolidated Edison, Inc.	7,067	345,223
Constellation Energy Group, Inc.	4,799	492,041
Dominion Resources, Inc.	15,622	741,264
DPL, Inc.	3,157	93,605
DTE Energy Company	4,493	197,512
Dynegy, Inc., Class A *	21,718	155,066
Edison International	8,796	469,443
El Paso Electric Company *	1,474	37,690
Empire District Electric Company	201	4,579
Entergy Corp.	5,562	664,770
Exelon Corp.	17,976	1,467,561
FirstEnergy Corp.	8,553	618,724
FPL Group, Inc.	10,851	735,481
Great Plains Energy, Inc.	2,242	65,735
Hawaiian Electric Industries, Inc. (a)	2,308	52,553
IDACORP, Inc. (a)	1,276	44,941
Integrys Energy Group, Inc.	1,928	99,658
ITC Holdings Corp.	1,254	70,751
MGE Energy, Inc.	740	26,248
Mirant Corp. *	6,803	265,181
Northeast Utilities	3,609	112,998
NorthWestern Corp.	1,137	33,541
NSTAR	2,946	106,704
OGE Energy Corp.	2,471	89,673
Otter Tail Corp. (a)	884	30,586
Pepco Holdings, Inc.	4,535	133,012
PG&E Corp.	9,431	406,382
Pike Electric Corp. *	989	16,576
Pinnacle West Capital Corp.	2,684	113,828
PNM Resources, Inc.	2,144	45,989
Portland General Electric Company	1,867	51,865
PPL Corp.	10,242	533,506
Public Service Enterprise Group, Inc.	6,736	661,745
Puget Energy, Inc.	3,147	86,322

The accompanying notes are an integral part of the financial statements.

133

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
Quanta Services, Inc. * (a)	4,790	$125,690
Reliant Energy, Inc. *	8,893	233,352
Sierra Pacific Resources	6,404	108,740
Teco Energy, Inc.	4,688	80,680
The Southern Company	19,729	764,499
UIL Holding Corp.	756	27,934
Unisource Energy Corp.	1,058	33,380
Unitil Corp.	302	8,577
Westar Energy, Inc.	2,507	65,032
Wisconsin Energy Corp.	3,163	154,070
Xcel Energy, Inc.	10,401	234,751

		12,906,446
Electronics - 0.99%
Adaptec, Inc. *	4,329	14,632
Agilent Technologies, Inc. *	10,998	404,066
Amphenol Corp., Class A	4,891	226,796
Anadigics, Inc. * (a)	1,721	19,912
Analogic Corp.	419	28,375
Arrow Electronics, Inc. *	2,840	111,555
Avnet, Inc. *	3,648	127,571
AVX Corp.	3,951	53,022
Axsys Technologies, Inc. *	750	27,487
Bel Fuse, Inc., Class B	449	13,142
Belden, Inc.	1,246	55,447
Checkpoint Systems, Inc. *	1,166	30,293
CTS Corp.	1,359	13,495
Cubic Corp.	235	9,212
Cynosure, Inc. *	415	10,981
Daktronics, Inc. (a)	1,186	26,768
Dolby Laboratories, Inc., Class A *	2,523	125,444
DRS Technologies, Inc.	1,089	59,100
Electro Scientific Industries, Inc. *	968	19,215
Enersys *	1,439	35,917
FEI Company *	1,021	25,351
Franklin Electric, Inc. (a)	719	27,516
Garmin, Ltd. (a)	5,738	556,586
Harman International Industries, Inc.	1,667	122,875
Hutchinson Technology, Inc. * (a)	874	23,004
II-VI, Inc. *	898	27,434
Imation Corp.	1,021	21,441
Integrated Electrical Services, Inc. *	564	10,598
Integrated Silicon Solution, Inc. *	2,316	15,332
IPG Photonics Corp. *	1,327	26,527
Itron, Inc. * (a)	731	70,154
Jabil Circuit, Inc.	6,031	92,093
Kemet Corp. *	2,827	18,743
L-3 Communications Holdings, Inc.	3,233	342,504
LoJack Corp. *	713	11,985
Measurement Specialties, Inc. *	609	13,459
Medis Technologies, Ltd. * (a)	1,116	17,220
Mentor Graphics Corp. *	2,461	26,530

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
Mercury Computer Systems, Inc. *	1,135	$18,285
MoSys, Inc. * (a)	1,460	7,081
Multi-Fineline Electronix, Inc. *	955	16,560
Newport Corp. *	1,337	17,100
OSI Systems, Inc. *	625	16,544
Park Electrochemical Corp.	692	19,542
Rogers Corp. *	559	24,244
Sanmina-SCI Corp. *	15,896	28,931
SiRF Technology Holdings, Inc. *	1,529	38,424
Stoneridge, Inc. *	1,083	8,707
Supertex, Inc. * (a)	459	14,362
Sycamore Networks, Inc. *	8,872	34,068
Synopsys, Inc. *	3,350	86,865
Syntax-Brillian Corp. * (a)	1,995	6,145
Taser International, Inc. * (a)	2,096	30,161
Technitrol, Inc.	1,224	34,982
Teleflex, Inc.	1,065	67,106
Thermo Fisher Scientific, Inc. *	10,954	631,827
Thomas & Betts Corp. *	1,324	64,929
Trimble Navigation, Ltd. *	2,659	80,408
TTM Technologies, Inc. *	1,448	16,884
Tyco Electronics, Ltd.	13,338	495,240
Universal Display Corp. * (a)	1,093	22,592
Vishay Intertechnology, Inc. *	4,086	46,621
X-Rite, Inc. *	1,267	14,722
Zebra Technologies Corp., Class A *	1,980	68,706
Zoran Corp. *	1,517	34,148
Zygo Corp. *	922	11,488

		4,818,454
Energy - 0.81%
Alon USA Energy, Inc.	1,343	36,503
Aventine Renewable Energy Holdings, Inc. *	1,326	16,920
Calumet Specialty Products Partners LP *	849	31,438
Covanta Holding Corp. *	3,628	100,350
Duke Energy Corp.	34,162	689,048
Energen Corp.	1,964	126,148
Energy Conversion Devices, Inc. *	1,178	39,640
Energy East Corp.	3,879	105,548
Evergreen Energy, Inc. * (a)	2,740	6,110
Evergreen Solar, Inc. * (a)	2,144	37,027
First Solar, Inc. *	1,979	528,670
Fuelcell Energy, Inc. * (a)	2,314	22,955
GeoMet, Inc. * (a)	1,628	8,466
Headwaters, Inc. * (a)	1,251	14,687
McDermott International, Inc. *	5,650	333,519
MDU Resources Group, Inc.	4,248	117,287
New Jersey Resources Corp.	767	38,365
NRG Energy, Inc. *	6,452	279,630
ONEOK Partners LP	1,981	121,336
Ormat Technologies, Inc.	1,154	63,481
Pacific Ethanol, Inc. * (a)	1,283	10,533

The accompanying notes are an integral part of the financial statements.

134

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Progress Energy, Inc.	6,585	$318,912
Rosetta Resources, Inc. *	1,512	29,983
SCANA Corp.	3,115	131,297
Sempra Energy	6,936	429,200
SunPower Corp., Class A. * (a)	1,747	227,791
US BioEnergy Corp. *	1,977	23,151
VeraSun Energy Corp. * (a)	2,186	33,402
Verenium Corp. * (a)	1,901	9,486

		3,930,883
Financial Services - 7.49%
ACA Capital Holdings, Inc. * (a)	1,219	1,036
Advance America Cash Advance Centers, Inc.	2,424	24,628
Advanta Corp., Class B	1,254	10,120
Affiliated Managers Group, Inc. *	834	97,962
AllianceBernstein Holding LP *	2,125	159,906
American Express Company	32,101	1,669,894
AmeriCredit Corp. *	3,354	42,898
Ameriprise Financial, Inc.	6,552	361,081
Asset Acceptance Capital Corp. *	1,236	12,867
Asta Funding, Inc. (a)	433	11,449
Bank of New York Mellon Corp.	30,348	1,479,768
Bankrate, Inc. * (a)	554	26,642
Bear Stearns Companies, Inc.	3,200	282,400
Blackrock, Inc.	3,136	679,885
Broadridge Financial Solutions, Inc.	2,937	65,877
Calamos Asset Management, Inc.	810	24,122
Capital One Financial Corp.	11,020	520,805
CapitalSource, Inc.	4,148	72,963
Cass Information Systems, Inc. (a)	507	16,942
Centerline Holding Company (a)	1,692	12,893
Charles Schwab Corp.	34,199	873,784
CIT Group, Inc.	5,300	127,359
Citigroup, Inc.	133,423	3,927,973
Clayton Holdings, Inc. * (a)	734	3,795
CME Group, Inc.	1,449	994,014
Cohen & Steers, Inc. (a)	1,132	33,926
Countrywide Financial Corp. (a)	15,933	142,441
Credit Acceptance Corp. * (a)	927	19,161
Cross Timbers Royalty Trust	168	6,930
Delphi Financial Group, Inc.	915	32,281
Discover Financial Services	14,204	214,196
Dollar Financial Corp. *	740	22,711
E*TRADE Financial Corp. * (a)	11,227	39,856
Eaton Vance Corp.	3,095	140,544
Epoch Holding Corp.	769	11,535
FCStone Group, Inc. *	789	36,318
Federal Agricultural Mortgage Corp., Class C	542	14,265
Federal Home Loan Mortgage Corp.	18,523	631,079
Federal National Mortgage Association	26,006	1,039,720
Federated Investors, Inc., Class B	2,886	118,788
Fidelity National Financial, Inc., Class A	6,082	88,858

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Fidelity National Information Services, Inc.	5,205	$216,476
Financial Federal Corp.	827	18,434
Fortress Investment Group LLC, Class A (a)	10,945	170,523
Franklin Resources, Inc.	6,802	778,353
Fremont General Corp. *	2,499	8,746
Friedman, Billings, Ramsey Group, Inc.	5,517	17,323
Fulton Financial Corp.	4,768	53,497
GAMCO Investors, Inc.	547	37,852
GATX Corp.	1,409	51,682
GFI Group, Inc. *	825	78,969
Goldman Sachs Group, Inc.	11,082	2,383,184
Heartland Payment Systems, Inc. (a)	1,134	30,391
Hugoton Royalty Trust, SBI (a)	1,129	25,323
IndyMac Bancorp, Inc. (a)	2,087	12,418
Interactive Brokers Group, Inc. *	1,247	40,303
Interactive Data Corp.	1,972	65,096
IntercontinentalExchange, Inc. *	1,780	342,650
Investment Technology Group, Inc. *	1,258	59,868
Irwin Financial Corp.	1,128	8,291
Janus Capital Group, Inc.	4,910	161,293
Jefferies Group, Inc.	3,377	77,840
JP Morgan Chase & Company	91,121	3,977,432
KBW, Inc. * (a)	904	23,133
Kearny Financial Corp. (a)	2,566	30,561
Knight Capital Group, Inc. *	3,074	44,266
LaBranche & Company, Inc. *	2,028	10,221
Ladenburg Thalmann Financial Services, Inc. * (a)	5,311	11,259
Lazard, Ltd., Class A	1,374	55,894
Legg Mason, Inc.	3,481	254,635
Lehman Brothers Holdings, Inc.	14,513	949,731
Leucadia National Corp.	6,063	285,567
MarketAxess Holdings, Inc. * (a)	1,066	13,677
MasterCard, Inc., Class A	3,647	784,834
Merrill Lynch & Company, Inc.	24,152	1,296,479
MF Global, Ltd. *	3,145	98,973
MoneyGram International, Inc.	2,449	37,641
Morgan Stanley	28,409	1,508,802
Nasdaq Stock Market, Inc. *	3,167	156,735
National Financial Partners Corp.	1,073	48,940
NBT Bancorp, Inc.	214	4,883
Nelnet, Inc., Class A	1,614	20,514
NewStar Financial, Inc. * (a)	1,169	9,679
Nymex Holdings, Inc.	2,437	325,608
NYSE Euronext	7,197	631,681
Ocwen Financial Corp. *	1,880	10,415
optionsXpress Holdings, Inc.	1,853	62,668
Penson Worldwide, Inc. *	779	11,179
People’s United Financial, Inc.	7,260	129,228
Piper Jaffray Companies, Inc. *	570	26,402
PNC Financial Services Group, Inc.	9,317	611,661
Portfolio Recovery Associates, Inc. * (a)	482	19,121
Raymond James Financial, Inc.	3,311	108,137

The accompanying notes are an integral part of the financial statements.

135

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Sanders Morris Harris Group, Inc. (a)	1,270	$13,018
SEI Investments Company	4,902	157,697
SLM Corp.	11,154	224,642
State Street Corp.	10,408	845,130
Stifel Financial Corp. * (a)	460	24,182
Student Loan Corp.	467	51,370
SWS Group, Inc.	871	11,036
Synovus Financial Corp.	8,884	213,927
T. Rowe Price Group, Inc.	7,058	429,691
Taylor Capital Group, Inc.	532	10,853
TD Ameritrade Holding Corp. *	16,060	322,164
The First Marblehead Corp. (a)	2,689	41,142
Thomas Weisel Partners Group, Inc. *	884	12,137
UMB Financial Corp.	1,253	48,065
United Community Financial Corp.	1,693	9,345
Waddell & Reed Financial, Inc., Class A	2,448	88,348
Washington Mutual, Inc.	23,949	325,946
Wells Fargo & Company	91,036	2,748,377
Wesco Financial Corp.	196	79,772
Western Union Company *	20,674	501,965
World Acceptance Corp. *	550	14,839
♣
		36,465,786
Food & Beverages - 3.00%
Calavo Growers, Inc.	938	17,691
Cal-Maine Foods, Inc. (a)	957	25,389
Campbell Soup Company	10,383	370,985
Chiquita Brands International, Inc. * (a)	1,483	27,272
Coca-Cola Bottling Company (a)	369	21,727
Coca-Cola Enterprises, Inc.	12,478	324,802
ConAgra Foods, Inc.	13,442	319,785
Corn Products International, Inc.	1,619	59,498
Dean Foods Company *	3,712	95,992
Del Monte Foods Company	4,094	38,729
Diamond Foods, Inc.	844	18,087
Farmer Brothers Company	766	17,610
Flowers Foods, Inc.	2,632	61,615
General Mills, Inc.	9,076	517,332
Green Mountain Coffee Roasters, Inc. *	798	32,479
H.J. Heinz Company	8,803	410,924
Hain Celestial Group, Inc. *	1,225	39,200
Hansen Natural Corp. *	2,563	113,515
Hershey Company	6,057	238,646
Hormel Foods Corp.	3,744	151,557
J & J Snack Foods Corp.	585	18,299
J.M. Smucker Company	1,572	80,864
Jones Soda Company * (a)	789	5,870
Kellogg Company	10,518	551,459
Kraft Foods, Inc., Class A	44,395	1,448,609
Lance, Inc.	1,038	21,196
M & F Worldwide Corp. *	595	32,041
McCormick & Company, Inc.	3,573	135,452

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
MGP Ingredients, Inc. (a)	718	$6,764
Morton’s Restaurant Group, Inc. *	954	8,901
National Beverage Corp. * (a)	1,464	11,771
Nuco2, Inc. *	628	15,637
Pepsi Bottling Group, Inc.	5,991	236,405
PepsiAmericas, Inc.	2,781	92,663
PepsiCo, Inc.	44,457	3,374,286
Performance Food Group Company *	1,074	28,858
Pilgrim’s Pride Corp. (a)	1,906	55,179
Ralcorp Holdings, Inc. *	750	45,592
Sanderson Farms, Inc. (a)	635	21,450
Sara Lee Corp.	19,434	312,110
Seaboard Corp.	36	52,920
Smithfield Foods, Inc. *	3,755	108,595
Spartan Stores, Inc.	728	16,635
Sysco Corp.	16,743	522,549
The Coca-Cola Company	62,019	3,806,106
Tootsie Roll Industries, Inc. (a)	1,669	45,764
TreeHouse Foods, Inc. *	928	21,335
Tyson Foods, Inc., Class A	9,178	140,699
William Wrigley Jr. Company	7,451	436,256
Winn-Dixie Stores, Inc. *	1,615	27,245
York Water Company	226	3,503

		14,587,848
Forest Products - 0.11%
Deltic Timber Corp.	450	23,170
Rayonier, Inc.	1,949	92,071
Weyerhaeuser Company	5,659	417,295

		532,536
Funeral Services - 0.03%
Service Corporation International	7,026	98,715
Stewart Enterprises, Inc., Class A	3,278	29,174
Stonemor Partners LP	640	12,832

		140,721
Furniture & Fixtures - 0.04%
American Woodmark Corp. (a)	521	9,472
Ethan Allen Interiors, Inc. (a)	865	24,652
Furniture Brands International, Inc. (a)	1,465	14,738
Hooker Furniture Corp.	686	13,789
Kimball International, Inc., Class B	1,365	18,701
La-Z-Boy, Inc. (a)	1,769	14,028
Leggett & Platt, Inc.	3,938	68,679
Sealy Corp. (a)	2,539	28,411
Stanley Furniture Company, Inc.	800	9,600

		202,070
Gas & Pipeline Utilities - 1.23%
AGL Resources, Inc.	1,957	73,662
American States Water Company (a)	594	22,382
AmeriGas Partners LP	1,111	40,040
Aquila, Inc. *	11,848	44,193
Atlas Pipeline Partners, LP	435	18,640

The accompanying notes are an integral part of the financial statements.

136

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Gas & Pipeline Utilities (continued)
Atmos Energy Corp.	2,321	$65,081
Aurora Oil & Gas Corp. *	4,904	7,601
Boardwalk Pipeline Partners LP	2,681	83,379
Buckeye GP Holdings LP	913	25,737
Cal Dive International, Inc. * (a)	3,242	42,924
California Water Service Group (a)	650	24,063
Chesapeake Utilities Corp.	408	12,995
Copano Energy LLC	785	28,535
Crosstex Energy LP *	1,214	37,658
Crosstex Energy, Inc. (a)	1,188	44,241
DCP Midstream Partners LP	248	11,396
El Paso Corp.	18,748	323,216
Enbridge Energy Management LLC *	433	22,655
Enbridge Energy Partners LP *	2,099	106,083
Energy Transfer Equity LP	5,465	192,532
Energy Transfer Partners	3,069	165,358
Enterprise GP Holdings LP	2,329	86,220
Equitable Resources, Inc.	2,895	154,246
Ferrellgas Partners LP (a)	1,931	42,308
Global Industries, Ltd. *	3,306	70,815
Hiland Partners LP	435	21,989
Holly Energy Partners, LP *	547	23,931
Inergy LP *	1,404	43,664
Kinder Morgan Energy Partners LP	5,960	321,780
Kinder Morgan Management LLC *	1,410	74,645
Magellan Midstream Partners LP (a)	1,427	61,875
Markwest Energy Partners LP * (a)	932	31,483
Middlesex Water Company	771	14,610
National Fuel Gas Company	2,203	102,836
Nicor, Inc. (a)	1,177	49,846
NiSource, Inc.	7,342	138,690
Northwest Natural Gas Company	837	40,728
NuStar Energy LP *	1,277	68,064
Omega Flex, Inc. *	751	12,301
ONEOK, Inc.	2,991	133,907
Piedmont Natural Gas, Inc. (a)	2,118	55,407
Questar Corp.	4,264	230,682
RAM Energy Resources, Inc. *	2,776	13,936
Regency Energy Partners LP	1,459	48,687
South Jersey Industries, Inc.	761	27,465
Southern Union Company	3,317	97,387
Southwest Gas Corp.	1,189	35,397
Southwest Water Company (a)	1,327	16,614
Spectra Energy Corp.	16,867	435,506
Star Gas Partners *	3,476	13,800
Suburban Propane Partners, LP	964	39,119
TC Pipelines LP *	1,059	38,336
The Laclede Group, Inc.	663	22,701
TransMontaigne Partners LP *	465	13,201
Transocean, Inc. *	8,442	1,208,472
UGI Corp.	2,896	78,916
Vectren Corp.	2,070	60,051

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Gas & Pipeline Utilities (continued)
WGL Holdings, Inc.	1,391	$45,569
Williams Companies, Inc.	16,190	579,278
Williams Partners LP	1,039	40,729

		5,987,562
Gold - 0.02%
Meridian Gold, Inc. * (a)	2,793	99,151
Healthcare Products - 3.01%
Accuray, Inc. * (a)	1,574	23,956
Advanced Medical Optics, Inc. *	1,689	41,431
Align Technology, Inc. *	1,917	31,975
American Medical Systems Holdings, Inc. * (a)	2,095	30,294
AngioDynamics, Inc. * (a)	815	15,518
Animal Health International, Inc. *	1,020	12,546
ArthroCare Corp. * (a)	837	40,218
Aspect Medical Systems, Inc. *	908	12,712
Baxter International, Inc.	17,688	1,026,788
Beckman Coulter, Inc.	1,700	123,760
Becton, Dickinson & Company	6,546	547,115
Boston Scientific Corp. *	39,705	461,769
Bruker BioSciences Corp. *	3,269	43,478
C.R. Bard, Inc.	2,647	250,936
Caliper Life Sciences, Inc. * (a)	2,707	14,970
Cantel Medical Corp. *	728	10,614
Cardiac Science Corp. *	1,233	9,975
Clinical Data, Inc. *	876	19,491
Computer Programs & Systems, Inc.	450	10,233
Conceptus, Inc. * (a)	975	18,759
CONMED Corp. *	853	19,713
Covidien, Ltd.	13,338	590,740
Cutera, Inc. *	443	6,955
Cyberonics, Inc. *	854	11,239
Cypress Biosciences, Inc. *	1,333	14,703
DENTSPLY International, Inc.	3,626	163,242
Edwards Lifesciences Corp. *	1,627	74,826
Gen-Probe, Inc. *	1,503	94,584
Haemonetics Corp. *	792	49,912
Henry Schein, Inc. *	2,069	127,037
Herbalife, Ltd.	1,959	78,908
Hillenbrand Industries, Inc.	1,697	94,574
Hologic, Inc. *	2,917	200,223
ICU Medical, Inc. *	492	17,717
IDEXX Laboratories, Inc. *	1,726	101,195
Intuitive Surgical, Inc. *	904	293,348
Inverness Medical Innovations, Inc. *	1,626	91,349
Ista Pharmaceuticals, Inc. *	1,301	6,375
Johnson & Johnson	77,651	5,179,322
Kensey Nash Corp. *	532	15,917
Kinetic Concepts, Inc. *	1,985	106,317
LCA-Vision, Inc. (a)	648	12,940
LifeCell Corp. *	1,033	44,533
Lifecore Biomedical, Inc. *	720	10,404

The accompanying notes are an integral part of the financial statements.

137

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Mannkind Corp. * (a)	2,355	$18,746
Medtronic, Inc.	30,954	1,556,058
Merit Medical Systems, Inc. *	1,181	16,416
Micrus Endovascular Corp. *	573	11,277
Natus Medical, Inc. *	834	16,138
NutriSystem, Inc. * (a)	1,014	27,358
Nuvasive, Inc. *	1,067	42,168
Owens & Minor, Inc.	1,158	49,134
Patterson Companies, Inc. *	3,342	113,461
PSS World Medical, Inc. *	2,036	39,844
ResMed, Inc. *	2,165	113,727
Respironics, Inc. *	2,054	134,496
Sirona Dental Systems, Inc. *	1,606	53,769
SonoSite, Inc. *	599	20,168
Spectranetics Corp. * (a)	1,355	20,772
St. Jude Medical, Inc. *	9,464	384,617
Stereotaxis, Inc. *	1,375	16,802
STERIS Corp.	1,842	53,123
Stryker Corp.	10,822	808,620
SurModics, Inc. * (a)	570	30,934
Symmetry Medical, Inc. *	1,117	19,469
The Cooper Companies, Inc.	1,248	47,424
The Medicines Company *	1,521	29,142
Thoratec Corp. *	1,601	29,122
TomoTherapy, Inc. *	1,486	29,066
USANA Health Sciences, Inc. * (a)	537	19,912
Varian Medical Systems, Inc. *	3,143	163,939
Ventana Medical Systems, Inc. *	1,087	94,819
Visicu, Inc. *	1,322	15,692
Volcano Corp. *	1,173	14,674
Wright Medical Group, Inc. *	1,089	31,766
Xtent, Inc. * (a)	868	8,558
Young Innovations, Inc.	515	12,314
Zimmer Holdings, Inc. *	6,392	422,831
Zoll Medical Corp. *	669	17,876

		14,636,843
Healthcare Services - 1.91%
Air Methods Corp. *	491	24,388
Alliance Imaging, Inc. *	1,734	16,681
Amedisys, Inc. *	733	35,565
American Dental Partners, Inc. *	613	6,148
AMERIGROUP Corp. *	1,489	54,274
AMN Healthcare Services, Inc. *	997	17,119
Anesiva, Inc. *	1,622	8,110
Apria Healthcare Group, Inc. *	1,229	26,510
Assisted Living Concepts, Inc. *	1,872	14,040
Barrier Therapeutics, Inc. *	1,761	6,938
Brookdale Senior Living, Inc. (a)	2,836	80,571
Capital Senior Living Corp. *	1,324	13,147
Cardinal Health, Inc.	10,761	621,448
Cerner Corp. *	1,812	102,197

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
CorVel Corp. *	498	$11,464
Covance, Inc. *	1,734	150,199
Coventry Health Care, Inc. *	4,069	241,088
Cross Country Healthcare, Inc. *	1,037	14,767
DaVita, Inc. *	2,884	162,513
Eastern Insurance Holdings, Inc.	1,149	18,913
Emergency Medical Services Corp., Class A *	354	10,365
Emeritus Corp. *	590	14,839
Enzo Biochem, Inc. * (a)	1,224	15,594
Express Scripts, Inc. *	7,198	525,454
Five Star Quality Care, Inc. * (a)	1,273	10,566
Health Net, Inc. *	2,889	139,539
Healthextras, Inc. *	1,227	32,000
Healthsouth Corp. * (a)	2,342	49,182
Healthspring, Inc. *	1,639	31,223
Healthways, Inc. * (a)	1,020	59,609
HLTH Corp. *	4,589	61,493
Hooper Holmes, Inc. *	3,177	5,464
Humana, Inc. *	4,349	327,523
IMS Health, Inc.	5,519	127,158
Kindred Healthcare, Inc. *	1,146	28,627
Laboratory Corp. of America Holdings *	3,230	243,962
LHC Group, Inc. * (a)	594	14,838
Lincare Holdings, Inc. *	2,425	85,263
Magellan Health Services, Inc. *	1,096	51,106
McKesson Corp.	7,985	523,097
Medco Health Solutions, Inc. *	7,946	805,724
National Healthcare Corp.	416	21,507
Nighthawk Radiology Holdings, Inc. *	982	20,671
Obagi Medical Products, Inc. *	882	16,132
Odyssey Healthcare, Inc. *	1,305	14,433
Omnicare, Inc. (a)	2,855	65,123
Palomar Medical Technologies, Inc. *	545	8,349
Pediatrix Medical Group, Inc. *	1,354	92,275
Phase Forward, Inc. *	1,208	26,274
Psychiatric Solutions, Inc. *	1,534	49,855
Quest Diagnostics, Inc.	5,061	267,727
Radiation Therapy Services, Inc. *	717	22,162
Sierra Health Services, Inc. *	1,583	66,423
Sun Healthcare Group, Inc. *	1,375	23,609
The Advisory Board Company *	541	34,727
Town Sports International Holdings, Inc. *	854	8,164
UnitedHealth Group, Inc.	36,198	2,106,724
WebMD Health Corp. *	1,657	68,053
Weight Watchers International, Inc.	2,173	98,176
WellCare Health Plans, Inc. *	918	38,932
WellPoint, Inc. *	16,672	1,462,635

		9,300,657
Holdings Companies/Conglomerates - 3.58%
Berkshire Hathaway, Inc., Class A *	42	5,947,200
General Electric Company	275,708	10,220,495

The accompanying notes are an integral part of the financial statements.

138

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Holdings Companies/Conglomerates
(continued)
Loews Corp.	15,035	$756,862
PICO Holdings, Inc. *	508	17,079
Textron, Inc.	6,686	476,712

		17,418,348
Homebuilders - 0.15%
AMREP Corp. * (a)	216	6,599
Beazer Homes USA, Inc. (a)	1,158	8,604
Centex Corp.	2,885	72,875
Champion Enterprises, Inc. * (a)	2,379	22,410
D.R. Horton, Inc.	8,769	115,488
Hovnanian Enterprises, Inc., Class A * (a)	1,812	12,992
KB Home (a)	2,044	44,151
Lennar Corp., Class A (a)	4,437	79,378
M.D.C. Holdings, Inc.	1,263	46,895
M/I Homes, Inc. (a)	494	5,187
Meritage Homes Corp. * (a)	795	11,583
NVR, Inc. *	129	67,596
Palm Harbor Homes, Inc. * (a)	996	10,508
Pulte Homes, Inc.	7,167	75,540
Ryland Group, Inc.	1,211	33,363
Standard Pacific Corp. (a)	1,901	6,368
Toll Brothers, Inc. *	3,595	72,116
Walter Industries, Inc.	1,471	52,853

		744,506
Hotels & Restaurants - 1.08%
AFC Enterprises, Inc. *	998	11,297
Ameristar Casinos, Inc.	1,632	44,945
Benihana, Inc. Class A *	550	7,012
BJ’s Restaurants, Inc. * (a)	961	15,626
Bob Evans Farms, Inc.	1,083	29,165
Boyd Gaming Corp.	1,997	68,038
Brinker International, Inc.	2,734	53,477
Buffalo Wild Wings, Inc. * (a)	546	12,678
Burger King Holdings, Inc.	3,034	86,499
California Pizza Kitchen, Inc. *	877	13,655
CBRL Group, Inc.	753	24,390
CEC Entertainment, Inc. *	955	24,792
Chipotle Mexican Grill, Inc., Class A * (a)	911	133,981
Choice Hotels International, Inc.	1,894	62,881
CKE Restaurants, Inc.	2,063	27,232
Darden Restaurants, Inc.	3,521	97,567
Denny’s Corp. *	3,272	12,270
Domino’s Pizza, Inc. *	1,732	22,914
IHOP Corp.	463	16,936
Jack in the Box, Inc. *	1,344	34,635
Jamba, Inc. * (a)	2,035	7,529
Krispy Kreme Doughnuts, Inc. * (a)	2,002	6,326
Landry’s Restaurants, Inc. (a)	664	13,081
Lodgian, Inc. *	1,169	13,163
Luby’s Cafeterias, Inc. *	1,392	14,143

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants (continued)
Marcus Corp.	1,062	$16,408
Marriott International, Inc., Class A	10,677	364,940
McCormick & Schmick’s Seafood
Restaurants, Inc. *	603	7,194
McDonald’s Corp.	32,461	1,912,277
Morgans Hotel Group Company *	1,110	21,401
O’Charley’s, Inc.	878	13,152
Orient Express Hotels, Ltd. (a)	1,663	95,656
P.F. Chang’s China Bistro, Inc. * (a)	789	18,021
Panera Bread Company, Class A *	879	31,486
Papa John’s International, Inc. *	996	22,609
Peets Coffee & Tea, Inc. * (a)	613	17,820
Red Lion Hotels Corp. *	1,153	11,472
Red Robin Gourmet Burgers, Inc. *	514	16,443
Ruby Tuesday, Inc.	1,668	16,263
Ruth’s Chris Steak House, Inc. *	847	7,572
Sonic Corp. *	1,955	42,814
Starbucks Corp. *	20,471	419,041
Starwood Hotels & Resorts Worldwide, Inc.	5,631	247,933
Texas Roadhouse, Inc., Class A *	2,313	25,582
The Cheesecake Factory, Inc. * (a)	2,239	53,087
The Steak & Shake Company *	1,082	11,794
Triarc Companies, Inc.	2,664	23,337
Wendy’s International, Inc.	2,145	55,427
Wyndham Worldwide Corp.	5,060	119,214
Wynn Resorts, Ltd. * (a)	2,660	298,266
Yum! Brands, Inc.	14,212	543,893

		5,267,334
Household Appliances - 0.08%
Black & Decker Corp.	1,642	114,365
Libbey, Inc.	618	9,789
Lifetime Brands, Inc. (a)	574	7,451
National Presto Industries, Inc.	344	18,115
The Toro Company	1,076	58,577
Whirlpool Corp.	1,981	161,709

		370,006
Household Products - 0.25%
Blyth, Inc.	1,211	26,569
Central Garden & Pet Company *	2,480	14,285
Church & Dwight, Inc.	1,739	94,028
Clorox Company	3,792	247,125
Cryolife, Inc. *	1,125	8,944
Energizer Holdings, Inc. *	1,362	152,721
Fortune Brands, Inc.	3,912	283,072
Jarden Corp. *	2,158	50,951
Newell Rubbermaid, Inc.	6,886	178,210
Select Comfort Corp. * (a)	1,532	10,739
Tempur-Pedic International, Inc.	2,325	60,380
Tupperware Brands Corp.	1,743	57,571
TurboChef Technologies, Inc. * (a)	1,018	16,797

The accompanying notes are an integral part of the financial statements.

139

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Household Products (continued)
WD-40 Company	654	$24,832

		1,226,224
Housing & Urban Development - 0.00%
Cavco Industries, Inc. *	376	12,724
Industrial Machinery - 1.47%
Actuant Corp., Class A	1,574	53,532
AGCO Corp. *	2,481	168,658
Alamo Group, Inc.	564	10,220
Albany International Corp., Class A	887	32,908
Altra Holdings, Inc. *	911	15,150
Badger Meter, Inc. (a)	597	26,835
Briggs & Stratton Corp. (a)	1,438	32,585
Cameron International Corp. *	5,582	268,662
Cascade Corp.	360	16,726
Caterpillar, Inc.	17,400	1,262,544
Chart Industries, Inc. *	924	28,552
Circor International, Inc.	552	25,591
Cognex Corp.	1,488	29,983
Crane Company	1,252	53,711
Cummins, Inc.	2,750	350,267
Deere & Company	12,236	1,139,416
Dionex Corp. *	597	49,467
Donaldson Company, Inc.	2,219	102,917
Dover Corp.	5,239	241,465
Dresser-Rand Group, Inc. *	1,913	74,703
EnPro Industries, Inc. *	656	20,106
Flow International Corp. *	1,391	12,964
Flowserve Corp.	1,334	128,331
FMC Technologies, Inc. *	3,754	212,852
Gardner Denver, Inc. *	1,484	48,972
Gehl Company *	482	7,731
Gorman-Rupp Company	611	19,071
Graco, Inc.	1,883	70,161
Grant Prideco, Inc. *	3,223	178,909
H&E Equipment Services, Inc. *	1,195	22,562
IDEX Corp.	2,215	80,028
Ingersoll-Rand Company, Ltd., Class A	8,138	378,173
Intevac, Inc. *	690	10,033
ITT Corp.	4,807	317,454
Kadant, Inc. *	548	16,259
Kennametal, Inc.	2,102	79,582
Lincoln Electric Holdings, Inc.	889	63,279
Lindsay Corp. (a)	468	33,083
Lufkin Industries, Inc.	441	25,265
Metropolitan Pro Corp.	1,594	19,255
Middleby Corp. *	458	35,092
NACCO Industries, Inc., Class A	236	23,527
NATCO Group, Inc. *	554	29,999
OYO Geospace Corp. *	209	15,750
Pall Corp.	3,007	121,242
Parker-Hannifin Corp.	4,497	338,669

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery (continued)
Quixote Corp.	854	$16,217
Regal-Beloit Corp.	881	39,601
Robbins & Myers, Inc.	534	40,386
Rofin-Sinar Technologies, Inc. *	950	45,704
Sauer-Danfoss, Inc.	1,421	35,596
Tecumseh Products Company, Class A *	1,219	28,537
Tennant Company	598	26,485
Terex Corp. *	2,600	170,482
The Manitowoc Company, Inc.	2,896	141,412
Tredegar Industries, Inc.	1,158	18,621
Twin Disc, Inc.	248	17,551
Valmont Industries, Inc.	748	66,662
W.W. Grainger, Inc.	2,135	186,855
Watts Water Technologies, Inc., Class A (a)	1,096	32,661

		7,159,011
Industrials - 0.08%
Aecom Technology Corp. *	2,707	77,339
Brookfield Homes Corp.	839	13,256
Clean Harbors, Inc. *	577	29,831
Fastenal Company (a)	3,798	153,515
Harsco Corp.	1,928	123,527

		397,468
Insurance - 4.33%
ACE, Ltd.	8,746	540,328
Aetna, Inc.	13,963	806,084
AFLAC, Inc.	13,449	842,311
Alfa Corp.	2,539	55,020
Alleghany Corp. *	221	88,842
Allied World Assurance Holdings, Ltd.	1,532	76,860
Allstate Corp.	16,657	869,995
Ambac Financial Group, Inc. (a)	2,630	67,775
American Equity Investment Life Holding
Company	1,712	14,192
American Financial Group, Inc.	3,239	93,542
American International Group, Inc.	69,590	4,057,097
American National Insurance Company	712	86,323
American Physicians Capital, Inc.	469	19,445
Amerisafe, Inc. *	724	11,229
Amtrust Financial Services, Inc.	1,923	26,480
Aon Corp.	8,193	390,724
Arch Capital Group, Ltd. *	1,944	136,760
Argo Group International Holdings, Ltd. *	1,012	42,636
Arthur J. Gallagher & Company (a)	2,044	49,444
Aspen Insurance Holdings, Ltd.	2,329	67,168
Assurant, Inc.	3,050	204,045
Assured Guaranty, Ltd.	1,883	49,975
Axis Capital Holdings, Ltd.	4,097	159,660
Baldwin & Lyons, Inc., Class B	101	2,773
Brown & Brown, Inc.	3,937	92,519
Castlepoint Holdings, Ltd.	1,289	15,468
Chubb Corp.	11,101	605,893

The accompanying notes are an integral part of the financial statements.

140

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
CIGNA Corp.	8,255	$443,541
Cincinnati Financial Corp.	4,348	171,920
Citizens, Inc. Class A * (a)	2,247	12,426
CNA Financial Corp.	7,302	246,223
CNA Surety Corp. *	1,340	26,519
Commerce Group, Inc.	1,927	69,333
Conseco, Inc. *	3,379	42,440
Crawford & Company, Class B *	2,366	9,819
Donegal Group, Inc.	1,228	21,085
eHealth, Inc. *	812	26,073
EMC Insurance Group, Inc.	622	14,723
Employers Holdings, Inc.	1,587	26,519
Endurance Specialty Holdings, Ltd.	1,772	73,946
Enstar Group, Ltd. * (a)	343	41,990
Erie Indemnity Company, Class A	1,606	83,335
Everest Re Group, Ltd.	1,715	172,186
FBL Financial Group, Inc., Class A	942	32,527
First Acceptance Corp. *	1,937	8,174
First American Corp.	2,286	77,998
First Mercury Financial Corp. *	782	19,081
Flagstone Reinsurance Holdings, Ltd.	2,549	35,431
FPIC Insurance Group, Inc. *	402	17,278
Genworth Financial, Inc., Class A	12,059	306,902
Hallmark Financial Services, Inc. *	1,167	18,509
Hanover Insurance Group, Inc.	1,486	68,059
Harleysville Group, Inc.	1,071	37,892
Hartford Financial Services Group, Inc.	8,598	749,660
HCC Insurance Holdings, Inc.	3,004	86,155
Hilb, Rogal and Hamilton Company	1,029	41,747
Horace Mann Educators Corp.	1,292	24,470
Independence Holding Company	817	10,335
Infinity Property & Casualty Corp.	597	21,570
IPC Holdings, Ltd.	1,640	47,347
Kansas City Life Insurance Company (a)	535	23,321
LandAmerica Financial Group, Inc. (a)	505	16,892
Lincoln National Corp.	7,482	435,602
Markel Corp. *	267	131,124
Marsh & McLennan Companies, Inc.	14,866	393,503
Max Re Capital, Ltd.	1,629	45,596
MBIA, Inc. (a)	3,412	63,566
Meadowbrook Insurance Group, Inc. *	1,297	12,205
Mercury General Corp.	1,453	72,374
MetLife, Inc.	20,356	1,254,337
MGIC Investment Corp. (a)	1,994	44,725
Midland Company	595	38,491
Montpelier Re Holdings, Ltd.	3,068	52,187
National Interstate Corp.	712	23,567
National Western Life Insurance Company,
Class A	126	26,129
Nationwide Financial Services, Inc., Class A	4,096	184,361
Navigators Group, Inc. *	512	33,280
NYMAGIC, Inc.	422	9,761

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Odyssey Re Holdings Corp.	2,023	$74,264
Old Republic International Corp.	5,347	82,397
OneBeacon Insurance Group, Ltd.	2,138	45,967
PartnerRe, Ltd.	1,396	115,212
Philadelphia Consolidated Holding Corp. *	2,009	79,054
Phoenix Companies, Inc.	3,468	41,165
Platinum Underwriters Holdings, Ltd.	1,514	53,838
PMI Group, Inc.	1,956	25,976
Presidential Life Corp.	1,094	19,156
Primus Guaranty, Ltd. *	1,458	10,221
Principal Financial Group, Inc.	7,180	494,271
ProAssurance Corp. *	962	52,833
ProCentury Corp.	653	10,024
Progressive Corp. *	20,258	388,143
Protective Life Corp.	1,494	61,284
Prudential Financial, Inc.	12,836	1,194,261
Radian Group, Inc. (a)	1,879	21,947
Reinsurance Group of America, Inc.	1,694	88,901
RenaissanceRe Holdings, Ltd.	1,884	113,492
RLI Corp.	730	41,457
SAFECO Corp.	2,853	158,855
Safety Insurance Group, Inc.	517	18,933
SCPIE Holdings, Inc. *	649	17,828
SeaBright Insurance Holdings, Inc. *	879	13,255
Security Capital Assurance, Ltd. (a)	1,776	6,909
Selective Insurance Group, Inc.	1,718	39,497
Stancorp Financial Group, Inc.	1,467	73,907
State Auto Financial Corp. (a)	1,303	34,269
Stewart Information Services Corp.	568	14,819
The Travelers Companies, Inc.	18,246	981,635
Torchmark Corp.	2,645	160,102
Tower Group, Inc.	701	23,413
Transatlantic Holdings, Inc.	1,557	113,147
Triad Guaranty, Inc. * (a)	488	4,782
United America Indemnity, Ltd. *	1,229	24,482
United Fire & Casualty Company	924	26,879
Unitrin, Inc.	1,892	90,797
Universal American Financial Corp. *	956	24,464
UnumProvident Corp.	8,931	212,468
W.R. Berkley Corp.	4,705	140,256
White Mountains Insurance Group, Ltd.	279	143,420
XL Capital, Ltd., Class A	4,788	240,884
Zenith National Insurance Corp.	1,054	47,145

		21,044,831
International Oil - 5.32%
Anadarko Petroleum Corp.	12,411	815,279
APCO Argentina, Inc. (a)	1,004	27,630
ATP Oil & Gas Corp. * (a)	927	46,851
BPZ Energy, Inc. * (a)	2,074	23,187
Callon Petroleum Company *	1,069	17,585
Cheniere Energy, Inc. *	1,652	53,921

The accompanying notes are an integral part of the financial statements.

141

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil (continued)
Chevron Corp.	57,419	$5,358,915
ConocoPhillips	44,125	3,896,237
Exxon Mobil Corp.	149,423	13,999,441
Murphy Oil Corp.	4,864	412,662
Nabors Industries, Ltd. *	7,168	196,332
Noble Corp.	7,092	400,769
Parker Drilling Company *	3,329	25,134
Weatherford International, Ltd. *	9,200	631,120

		25,905,063
Internet Content - 1.40%
CMGI, Inc. *	1,434	18,771
CNET Networks, Inc. *	4,599	42,035
Google, Inc., Class A *	8,336	5,764,177
Harris Interactive, Inc. *	2,342	9,977
Hollywood Media Corp. *	2,745	7,961
InfoSpace, Inc. *	956	17,973
Internet Cap Group, Inc. *	1,411	16,565
Liquidity Services, Inc. *	909	11,726
LoopNet, Inc. *	1,184	16,635
Move, Inc. *	4,831	11,836
RightNow Technologies, Inc. * (a)	1,116	17,689
Safeguard Scientifics, Inc. *	5,189	9,340
Schawk, Inc., Class A	983	15,256
The Knot, Inc. * (a)	973	15,510
Travelzoo, Inc. *	503	6,881
Yahoo!, Inc. *	36,574	850,711

		6,833,043
Internet Retail - 0.69%
1-800-Flowers.com, Inc. *	2,423	21,153
Amazon.com, Inc. *	11,095	1,027,841
Ariba, Inc. *	2,444	27,251
Blue Nile, Inc. * (a)	488	33,213
Drugstore.com, Inc. *	4,535	14,965
eBay, Inc. *	37,448	1,242,899
Expedia, Inc. *	7,680	242,842
IAC/InterActiveCorp. *	7,700	207,284
Liberty Media Holding Corp.-Interactive A *	17,959	342,658
Netflix, Inc. * (a)	2,001	53,267
Overstock.com, Inc. *	740	11,492
Priceline.com, Inc. * (a)	1,039	119,339
Shutterfly, Inc. *	864	22,136
Stamps.com, Inc. *	936	11,400

		3,377,740
Internet Service Provider - 0.08%
Cogent Communications Group, Inc. *	1,479	35,067
Earthlink, Inc. *	3,975	28,103
Equinix, Inc. * (a)	857	86,617
eSPEED, Inc., Class A *	1,947	22,001
Imergent, Inc. (a)	422	4,469
Online Resources Corp. *	1,163	13,863
Salesforce.com, Inc. *	2,816	176,535

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Service Provider
(continued)
Terremark Worldwide, Inc. * (a)	1,975	$12,838
United Online, Inc.	2,014	23,805

		403,298
Internet Software - 0.30%
ActivIdentity Corp. *	3,241	12,575
Akamai Technologies, Inc. *	4,110	142,206
Art Technology Group, Inc. *	5,086	21,971
Cybersource Corp. *	2,442	43,394
DealerTrack Holdings, Inc. *	1,162	38,892
Digital River, Inc. *	1,125	37,204
eResearch Technology, Inc. *	1,805	21,335
F5 Networks, Inc. *	1,868	53,275
Interwoven, Inc. *	1,394	19,823
Keynote Systems, Inc. *	1,128	15,848
Lionbridge Technologies, Inc. *	2,383	8,460
McAfee, Inc. *	3,899	146,212
NIC, Inc. *	2,710	22,872
Openwave Systems, Inc. *	3,049	7,927
PC-Tel, Inc. *	1,359	9,323
RealNetworks, Inc. *	4,840	29,476
S1 Corp. *	2,263	16,520
Sapient Corp. *	3,853	33,945
Switch & Data Facilities Company, Inc. *	1,127	18,055
Symantec Corp. *	24,969	403,000
TIBCO Software, Inc. *	6,070	48,985
VASCO Data Security International, Inc. *	1,124	31,382
VeriSign, Inc. *	6,275	236,003
Vignette Corp. *	1,090	15,925
Vocus, Inc. *	639	22,065

		1,456,673
Investment Companies - 0.05%
Ampal American Israel Corp. * (a)	3,050	22,539
KKR Financial Holdings LLC	2,156	30,292
Medallion Financial Corp.	1,188	11,904
The Blackstone Group LP (a)	6,913	152,985
U.S. Global Investors, Inc. (a)	504	8,397
WP Stewart & Company, Ltd. (a)	1,794	9,167

		235,284
Leisure Time - 1.41%
4Kids Entertainment, Inc. *	964	12,677
Ambassadors International, Inc. (a)	415	6,051
Archon Corp. *	291	15,059
Arctic Cat, Inc.	808	9,647
Bally Technologies, Inc. *	1,591	79,104
Blockbuster, Inc., Class A *	5,712	22,277
Bluegreen Corp. *	1,266	9,103
Brunswick Corp.	1,982	33,793
Callaway Golf Company	2,173	37,875
Carmike Cinemas, Inc.	708	5,140
Carnival Corp.	16,810	747,877

The accompanying notes are an integral part of the financial statements.

142

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Leisure Time (continued)
Cedar Fair LP *	1,481	$31,294
Churchill Downs, Inc.	440	23,747
Cinemark Holdings, Inc.	3,076	52,292
Dover Downs Gaming & Entertainment, Inc.	1,350	15,187
Dover Motorsports, Inc.	2,585	16,932
DreamWorks Animation SKG, Inc., Class A *	2,874	73,402
Electronic Arts, Inc. *	8,319	485,913
Gaylord Entertainment Company *	1,164	47,107
Harrah’s Entertainment, Inc.	4,892	434,165
International Game Technology	8,941	392,778
International Speedway Corp., Class A	1,431	58,929
Isle of Capri Casinos, Inc. * (a)	1,015	13,977
Las Vegas Sands Corp. *	9,572	986,395
Life Time Fitness, Inc. * (a)	999	49,630
Marine Products Corp. (a)	1,659	11,630
MGM MIRAGE *	7,626	640,737
Monarch Casino & Resort, Inc. *	738	17,771
MTR Gaming Group, Inc. *	995	6,756
Multimedia Games, Inc. * (a)	1,173	9,783
National Cinemedia, Inc.	1,172	29,546
Parkervision, Inc. * (a)	951	15,045
Penn National Gaming, Inc. *	1,993	118,683
Pinnacle Entertainment, Inc. *	1,680	39,581
Polaris Industries, Inc. (a)	635	30,334
Premier Exhibitions, Inc. * (a)	993	10,863
RC2 Corp. *	658	18,470
Regal Entertainment Group, Class A (a)	3,972	71,774
Riviera Holdings Corp. *	471	14,507
Royal Caribbean Cruises, Ltd.	5,343	226,757
Scientific Games Corp., Class A * (a)	2,030	67,497
Shuffle Master, Inc. *	1,140	13,669
Six Flags, Inc. * (a)	3,381	6,863
Speedway Motorsports, Inc.	1,228	38,166
Steinway Musical Instruments, Inc. *	486	13,399
The Nautilus Group, Inc. (a)	1,041	5,049
Trump Entertainment Resorts, Inc. * (a)	1,137	4,889
Vail Resorts, Inc. *	1,105	59,460
Walt Disney Company	52,173	1,684,144
West Marine, Inc. *	949	8,522
WMS Industries, Inc. *	1,441	52,798

		6,877,044
Life Sciences - 0.12%
Abraxis BioScience, Inc. * (a)	1,191	81,905
American Ecology Corp.	738	17,328
Dawson Geophysical Company *	290	20,723
Halozyme Therapeutics, Inc. *	1,950	13,865
Incyte Corp. *	2,749	27,628
Ionatron, Inc. * (a)	2,707	7,742
Omrix Biopharmaceuticals, Inc. *	504	17,509
PerkinElmer, Inc.	2,734	71,139
Pharmaceutical Product Development, Inc.	2,724	109,968

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Life Sciences (continued)
Senomyx, Inc. *	1,170	$8,763
Symyx Technologies, Inc. *	1,200	9,216
Waters Corp. *	2,515	198,861

		584,647
Liquor - 0.37%
Anheuser-Busch Companies, Inc.	20,652	1,080,926
Boston Beer Company, Inc. *	673	25,338
Brown Forman Corp., Class B	3,398	251,826
Central European Distribution Corp. *	1,086	63,075
Constellation Brands, Inc., Class A *	5,724	135,315
Molson Coors Brewing Company, Class B	4,354	224,754

		1,781,234
Manufacturing - 1.55%
3M Company	19,764	1,666,501
Acuity Brands, Inc.	1,216	54,720
American Railcar Industries, Inc.	744	14,322
AptarGroup, Inc.	1,944	79,529
Barnes Group, Inc.	934	31,186
Blout International, Inc. *	1,491	18,354
Carlisle Companies, Inc.	1,700	62,951
Ceradyne, Inc. *	771	36,183
Coherent, Inc. *	372	9,326
Danaher Corp.	8,284	726,838
Eaton Corp.	3,947	382,662
ESCO Technologies, Inc. *	777	31,033
Force Protection, Inc. * (a)	1,978	9,257
GenTek, Inc. *	445	13,025
Goodman Global, Inc. *	2,118	51,976
Harley-Davidson, Inc.	6,931	323,747
Hexcel Corp. *	2,703	65,629
Honeywell International, Inc.	20,121	1,238,850
Illinois Tool Works, Inc.	15,441	826,711
iRobot Corp. * (a)	904	16,344
Kaydon Corp.	831	45,323
Koppers Holdings, Inc.	674	29,144
Lancaster Colony Corp.	936	37,159
Mettler-Toledo International, Inc. *	1,102	125,408
Mine Safety Appliances Company	1,078	55,916
Nordson Corp.	1,006	58,308
Pentair, Inc.	2,256	78,531
PGT, Inc. *	1,129	5,374
Raven Industries, Inc.	647	24,838
Reddy Ice Holdings, Inc.	720	18,223
Rockwell Automation, Inc.	4,360	300,666
Roper Industries, Inc.	2,420	151,347
Smith & Wesson Holding Corp. *	1,313	8,009
Snap-on, Inc.	1,637	78,969
Spartan Motors, Inc. (a)	885	6,761
SPX Corp.	1,588	163,326
Stanley Works	2,233	108,256
Sturm Ruger & Company, Inc. *	898	7,435

The accompanying notes are an integral part of the financial statements.

143

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
Trinity Industries, Inc. (a)	1,791	$49,718
Tyco International, Ltd.	13,338	528,852

		7,540,707
Medical-Hospitals - 0.15%
AmSurg Corp. *	927	25,085
Centene Corp. *	1,315	36,084
Cepheid, Inc. *	1,784	47,008
Community Health Systems, Inc. *	2,543	93,735
EV3, Inc. *	3,255	41,371
Health Management Associates, Inc., Class A *	6,501	38,876
Hythiam, Inc. * (a)	1,703	4,990
LifePoint Hospitals, Inc. *	1,610	47,881
MedCath Corp. *	708	17,388
MWI Veterinary Supply, Inc. *	440	17,600
Neogen Corp. *	880	23,364
Northstar Neuroscience, Inc. *	1,048	9,746
NxStage Medical, Inc. * (a)	1,053	15,974
Possis Medical, Inc. *	979	14,274
RehabCare Group, Inc. *	847	19,108
Sunrise Senior Living, Inc. *	1,435	44,026
Tenet Healthcare Corp. *	13,544	68,804
Universal Health Services, Inc., Class B	1,433	73,370
VCA Antech, Inc. *	1,855	82,047
Vital Images, Inc. *	548	9,902

		730,633
Metal & Metal Products - 0.47%
A. M. Castle & Company	563	15,308
Ampco-Pittsburgh Corp.	389	14,833
Brush Engineered Materials, Inc. *	603	22,323
Commercial Metals Company	3,345	98,510
Crown Holdings, Inc. *	3,826	98,137
Dynamic Materials Corp.	410	24,149
Gibraltar Industries, Inc.	962	14,834
Haynes International, Inc. *	347	24,117
Kaiser Aluminum Corp.	605	48,085
Ladish Company, Inc. *	464	20,040
Lawson Products, Inc.	428	16,230
Matthews International Corp., Class A	981	45,979
Metal Management, Inc.	760	34,603
Mueller Industries, Inc.	1,100	31,889
Mueller Water Products, Inc. (a)	3,465	32,987
Precision Castparts Corp.	3,686	511,248
Quanex Corp.	1,057	54,858
RBC Bearings, Inc. *	670	29,118
Reliance Steel & Aluminum Company	1,775	96,205
RTI International Metals, Inc. *	660	45,494
Southern Copper Corp. (a)	7,950	835,784
Timken Company	2,017	66,258
Titanium Metals Corp. * (a)	3,936	104,107
USEC, Inc. * (a)	2,564	23,076

		2,308,172

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mining - 0.41%
Alliance Resource Partners LP	1,076	$39,027
AMCOL International Corp.	928	33,436
Cleveland-Cliffs, Inc.	1,170	117,936
Coeur d’Alene Mines Corp. * (a)	8,147	40,246
Compass Minerals International, Inc.	889	36,449
Freeport-McMoRan Copper & Gold, Inc.,
Class B	10,052	1,029,727
Hecla Mining Company *	3,572	33,398
Natural Resource Partners LP (a)	1,389	45,087
Newmont Mining Corp.	11,203	547,043
Royal Gold, Inc. (a)	845	25,789
Stillwater Mining Company *	2,755	26,613
U.S. Gold Corp. *	2,097	6,207
Uranium Resources, Inc. * (a)	1,709	21,328

		2,002,286
Mobile Homes - 0.02%
Fleetwood Enterprises, Inc. * (a)	2,196	13,132
Thor Industries, Inc. (a)	1,114	42,343
Winnebago Industries, Inc. (a)	939	19,738

		75,213
Newspapers - 0.05%
Lee Enterprises, Inc.	1,377	20,173
Washington Post Company, Class B	252	199,440

		219,613
Office Furnishings & Supplies - 0.13%
Acco Brands Corp. *	1,550	24,862
Avery Dennison Corp.	2,965	157,560
CompX International, Inc.	747	10,921
Herman Miller, Inc.	1,782	57,719
HNI Corp. (a)	1,336	46,840
IKON Office Solutions, Inc. (a)	3,649	47,510
Knoll, Inc.	1,395	22,920
Office Depot, Inc. *	7,234	100,625
OfficeMax, Inc.	2,075	42,870
Steelcase, Inc. Class A	4,147	65,813
The Standard Register Company	1,453	16,942
United Stationers, Inc. *	834	38,539

		633,121
Paper - 0.24%
AbitibiBowater, Inc. * (a)	911	18,776
Buckeye Technologies, Inc. *	1,446	18,075
Chesapeake Corp.	1,363	7,074
Domtar Corp. *	14,866	114,319
International Paper Company	12,130	392,769
MeadWestvaco Corp.	4,359	136,437
Neenah Paper, Inc. (a)	497	14,488
P.H. Glatfelter Company	1,581	24,205
Plum Creek Timber Company, Inc.	4,815	221,683
Potlatch Corp.	1,121	49,817
Rock-Tenn Company, Class A	1,140	28,967
Smurfit-Stone Container Corp. *	5,660	59,770

The accompanying notes are an integral part of the financial statements.

144

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Paper (continued)
Temple-Inland, Inc.	2,652	$55,294
Wausau-Mosinee Paper Corp.	1,831	16,461
Xerium Technologies, Inc.	2,060	10,712

		1,168,847
Petroleum Services - 1.82%
Atwood Oceanics, Inc. *	875	87,710
Baker Hughes, Inc.	8,669	703,056
Basic Energy Services, Inc. *	1,262	27,701
BJ Services Company	7,525	182,556
Bronco Drilling Company, Inc. * (a)	927	13,766
Complete Production Services, Inc. *	2,107	37,863
Delek US Holdings, Inc.	1,515	30,648
Diamond Offshore Drilling, Inc.	3,644	517,448
Dril-Quip, Inc. *	1,179	65,623
ENSCO International, Inc.	3,854	229,775
Exterran Holdings, Inc. *	1,570	128,426
Flotek Industries, Inc. *	654	23,570
Global Partners LP	483	12,582
Grey Wolf, Inc. *	5,506	29,347
GulfMark Offshore, Inc. *	671	31,396
Halliburton Company	23,907	906,314
Helmerich & Payne, Inc.	2,306	92,401
Hercules Offshore, Inc. * (a)	2,397	57,001
Hornbeck Offshore Services, Inc. *	829	37,264
ION Geophysical Corp. *	2,359	37,225
Linn Energy LLC (a)	1,131	28,309
Magellan Midstream Holdings LP	1,712	45,882
Newpark Resources, Inc. *	2,824	15,391
Oceaneering International, Inc. *	1,513	101,901
PetroHawk Energy Corp. *	3,578	61,935
Petroleum Development Corp. *	446	26,372
Pioneer Drilling Company *	1,650	19,602
Pride International, Inc. *	3,983	135,024
Rentech, Inc. * (a)	5,330	9,647
RPC, Inc. (a)	2,879	33,713
Schlumberger, Ltd.	31,800	3,128,166
SEACOR Holdings, Inc. *	650	60,281
Smith International, Inc.	5,214	385,054
Superior Energy Services, Inc. *	2,390	82,264
Superior Well Services, Inc. *	793	16,827
T-3 Energy Services, Inc. *	523	24,586
Tesoro Corp.	3,453	164,708
TETRA Technologies, Inc. *	2,058	32,043
Tidewater, Inc.	1,582	86,788
Trico Marine Services, Inc. *	483	17,881
Valero Energy Corp.	14,720	1,030,842
W-H Energy Services, Inc. *	860	48,341
World Fuel Services Corp.	824	23,921

		8,831,150
Pharmaceuticals - 3.92%
Abbott Laboratories	41,290	2,318,433

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Adams Respiratory Therapeutics, Inc. *	1,043	$62,309
Affymax, Inc. *	507	11,336
Akorn, Inc. *	2,617	19,209
Alexion Pharmaceuticals, Inc. *	1,042	78,181
Alkermes, Inc. *	3,012	46,957
Allergan, Inc.	8,140	522,914
Allos Therapeutics, Inc. * (a)	2,586	16,266
Altus Pharmaceuticals, Inc. *	1,133	5,869
AMAG Pharmaceuticals, Inc. *	420	25,255
AmerisourceBergen Corp.	4,927	221,074
Amylin Pharmaceuticals, Inc. * (a)	3,222	119,214
APP Pharmaceuticals, Inc. * (a)	4,767	48,957
Array BioPharma, Inc. *	1,395	11,746
Auxilium Pharmaceuticals, Inc. *	1,177	35,298
Barr Pharmaceuticals, Inc. *	2,596	137,848
Biocryst Pharmaceuticals, Inc. * (a)	1,324	8,182
Bradley Pharmaceuticals, Inc., Class A *	628	12,372
Bristol-Myers Squibb Company	54,318	1,440,513
Cadence Pharmaceuticals, Inc. *	1,042	15,484
Caraco Pharmaceutical Labs *	958	16,430
Celgene Corp. *	10,034	463,671
CollaGenex Pharmaceuticals, Inc. *	1,057	10,094
Cubist Pharmaceuticals, Inc. *	1,628	33,390
CytRx Corp. * (a)	2,665	7,569
Eli Lilly & Company	30,355	1,620,653
Emergent Biosolutions, Inc. *	976	4,939
Endo Pharmaceutical Holdings, Inc. *	3,197	85,264
Enzon Pharmaceuticals, Inc. * (a)	1,941	18,498
Forest Laboratories, Inc. *	8,508	310,117
Gilead Sciences, Inc. *	24,510	1,127,705
Hospira, Inc. *	3,860	164,590
Idenix Pharmaceuticals, Inc. * (a)	2,211	5,970
Indevus Pharmaceuticals, Inc. * (a)	2,544	17,681
Infinity Pharmaceuticals, Inc. *	1,143	10,916
Inspire Pharmaceuticals, Inc. *	1,656	9,903
Isis Pharmaceuticals, Inc. * (a)	2,386	37,579
Javelin Pharmaceuticals, Inc. *	1,659	6,205
King Pharmaceuticals, Inc. *	5,885	60,262
Ligand Pharmaceuticals, Inc., Class B *	3,180	15,359
Medicis Pharmaceutical Corp., Class A (a)	1,598	41,500
Merck & Company, Inc.	58,429	3,395,309
Molecular Insight Pharmaceuticals, Inc. *	1,062	9,622
Mylan Laboratories, Inc. (a)	6,792	95,496
Nastech Pharmaceutical Company, Inc. * (a)	962	3,656
Noven Pharmaceuticals, Inc. * (a)	807	11,201
Onyx Pharmaceuticals, Inc. *	1,310	72,862
Optimer Pharmaceuticals, Inc. *	1,337	9,359
OSI Pharmaceuticals, Inc. *	1,670	81,012
Par Pharmaceutical Companies, Inc. *	1,092	26,208
PDL BioPharma, Inc. *	3,295	57,728
Penwest Pharmaceuticals Company *	952	5,569
Pfizer, Inc.	186,554	4,240,372

The accompanying notes are an integral part of the financial statements.

145

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
PharMerica Corp. *	829	$11,507
Pharmion Corp. *	970	60,974
POZEN, Inc. * (a)	1,043	12,516
Prestige Brands Holdings, Inc. *	1,615	12,080
Regeneron Pharmaceuticals, Inc. *	1,931	46,634
Rigel Pharmaceuticals, Inc. *	1,262	32,042
Salix Pharmaceuticals, Ltd. *	1,490	11,741
Santarus, Inc. * (a)	2,062	5,670
Schering-Plough Corp.	39,692	1,057,395
Sciele Pharma, Inc. *	1,059	21,657
Sepracor, Inc. *	2,661	69,851
Somaxon Pharmaceuticals, Inc. * (a)	695	3,621
SONUS Pharmaceuticals, Inc. *	2,139	930
Supergen, Inc. * (a)	2,016	7,358
Synta Pharmaceuticals Corp. * (a)	1,707	11,437
Theravance, Inc. *	1,810	35,295
Trubion Pharmaceuticals, Inc. * (a)	691	6,910
United Therapeutics Corp. *	678	66,207
Valeant Pharmaceuticals International *	2,773	33,193
Vanda Pharmaceuticals, Inc. *	826	5,683
Vertex Pharmaceuticals, Inc. *	3,609	83,837
Vical, Inc. *	2,395	10,179
ViroPharma, Inc. *	2,089	16,587
Warner Chilcott, Ltd., Class A *	7,090	125,706
Watson Pharmaceuticals, Inc. *	2,292	62,205
XOMA, Ltd. *	3,829	12,980

		19,058,301
Photography - 0.03%
CPI Corp.	229	5,393
Eastman Kodak Company (a)	7,354	160,832

		166,225
Plastics - 0.01%
AEP Industries, Inc. *	343	10,979
Spartech Corp.	928	13,085

		24,064
Pollution Control - 0.00%
Fuel Tech, Inc. * (a)	720	16,308

Publishing - 0.25%
American Greetings Corp., Class A	1,612	32,724
Consolidated Graphics, Inc. *	401	19,176
Courier Corp.	480	15,845
Gannett Company, Inc.	6,007	234,273
GateHouse Media, Inc. (a)	1,186	10,413
Idearc, Inc.	4,027	70,714
John Wiley & Sons, Inc., Class A	1,576	67,516
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	1,656	15,351
McClatchy Company, Class A (a)	2,297	28,758
McGraw-Hill Companies, Inc.	9,479	415,275
Media General, Inc., Class A	741	15,746
Meredith Corp.	1,165	64,052

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Publishing (continued)
Multi-Color Corp.	615	$16,894
Playboy Enterprises, Inc., Class B *	1,549	14,127
PRIMEDIA, Inc. * (a)	1,411	11,994
Scholastic Corp. *	707	24,667
Sun-Times Media Group, Inc. *	2,792	6,142
The New York Times Company, Class A (a)	3,259	57,130
Valassis Communications, Inc. *	1,477	17,266
Value Line, Inc.	391	15,742
VistaPrint, Ltd. *	1,222	52,363
Warner Music Group Corp. (a)	4,285	25,967

		1,232,135
Railroads & Equipment - 0.60%
Burlington Northern Santa Fe Corp.	9,670	804,834
CSX Corp.	11,790	518,524
Genesee & Wyoming, Inc., Class A *	1,282	30,986
Greenbrier Company, Inc. (a)	617	13,734
Kansas City Southern *	2,130	73,123
Norfolk Southern Corp.	10,738	541,625
Union Pacific Corp.	7,201	904,590
Wabtec Corp.	1,398	48,147

		2,935,563
Real Estate - 1.72%
Acadia Realty Trust, REIT	936	23,971
Alesco Financial, Inc., REIT (a)	1,756	5,760
Alexander’s, Inc., REIT *	149	52,634
Alexandria Real Estate Equities, Inc., REIT	762	77,473
AMB Property Corp., REIT	2,645	152,246
American Campus Communities, Inc., REIT	767	20,594
American Financial Realty Trust, REIT	4,254	34,117
American Land Lease, Inc., REIT	1,000	19,830
Annaly Capital Management, Inc., REIT	7,046	128,096
Anthracite Capital, Inc., REIT (a)	221	1,600
Anworth Mortgage Asset Corp., REIT	1,800	14,868
Apartment Investment & Management
Company, Class A, REIT	2,302	79,948
Ashford Hospitality Trust, Inc., REIT	3,419	24,583
Associated Estates Realty Corp., REIT	1,085	10,242
Avalon Bay Communities, Inc., REIT	2,034	191,481
Avatar Holdings, Inc. * (a)	260	10,873
BioMed Realty Trust, Inc., REIT	1,916	44,394
Boston Properties, Inc., REIT	3,042	279,286
Brandywine Realty Trust, REIT	2,400	43,032
BRE Properties, Inc., Class A, REIT	1,355	54,918
Brookfield Properties Corp.	9,574	184,299
Camden Property Trust, REIT	1,477	71,118
Capital Lease Funding, Inc., REIT (a)	1,728	14,550
Capital Trust, Inc., Class A, REIT (a)	502	15,386
CBL & Associates Properties, Inc., REIT	1,768	42,273
CBRE Realty Finance Inc., REIT	1,254	6,696
Cedar Shopping Centers, Inc., REIT	1,441	14,741
Cogdell Spencer, Inc., REIT	279	4,444

The accompanying notes are an integral part of the financial statements.

146

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Colonial Properties Trust, REIT (a)	1,286	$29,102
Corporate Office Properties Trust, REIT	1,205	37,957
Cousins Properties, Inc., REIT	1,495	33,039
Crystal River Capital, Inc., REIT (a)	759	10,960
DCT Industrial Trust, Inc., REIT	5,038	46,904
Deerfield Capital Corp. * (a)	1,600	12,800
Developers Diversified Realty Corp., REIT	2,947	112,841
DiamondRock Hospitality Company, REIT	2,817	42,199
Digital Realty Trust, Inc., REIT	1,540	59,090
Douglas Emmett, Inc., REIT	3,273	74,003
Duke Realty Corp., REIT	3,666	95,609
EastGroup Properties, Inc., REIT	756	31,639
Education Realty Trust, Inc., REIT	40	450
Entertainment Properties Trust, REIT	756	35,532
Equity Lifestyle Properties, Inc., REIT	720	32,882
Equity One, Inc., REIT	2,115	48,708
Equity Residential, REIT	7,752	282,715
Essex Property Trust, Inc., REIT	611	59,566
Extra Space Storage, Inc., REIT	2,058	29,409
Federal Realty Investment Trust, REIT	1,482	121,746
FelCor Lodging Trust, Inc., REIT	1,842	28,717
First Industrial Realty Trust, Inc., REIT (a)	1,256	43,458
First Potomac Realty Trust, REIT	846	14,627
Forest City Enterprises, Inc., Class A	2,844	126,387
Forestar Real Estate Group, Inc. *	884	20,854
Franklin Street Properties Corp., REIT (a)	2,286	33,833
General Growth Properties, Inc., REIT	6,426	264,623
Getty Realty Corp., REIT	865	23,078
Gladstone Commercial Corp., REIT	1,100	19,294
GMH Communities Trust, REIT	1,694	9,351
Gramercy Capital Corp., REIT (a)	793	19,278
Grubb & Ellis Company *	1,128	7,230
HCP, Inc., REIT	5,752	200,055
Health Care, Inc., REIT (a)	1,914	85,537
Healthcare Realty Trust, Inc., REIT	1,413	35,876
Highwoods Properties, Inc., REIT	1,577	46,332
Hilltop Holdings, Inc. *	1,952	21,316
Home Properties, Inc., REIT (a)	892	40,006
Hospitality Properties Trust, REIT	2,131	68,661
Host Hotels & Resorts, Inc., REIT	13,851	236,021
HRPT Properties Trust, REIT	6,008	46,442
Impac Mortgage Holdings, Inc., REIT (a)	2,798	1,567
Inland Real Estate Corp., REIT	2,174	30,784
Investors Real Estate Trust, SBI, REIT (a)	270	2,422
iStar Financial, Inc., REIT	3,391	88,336
Jones Lang LaSalle, Inc.	1,002	71,302
Kilroy Realty Corp., REIT	889	48,859
Kimco Realty Corp., REIT	6,468	235,435
Kite Realty Group Trust, REIT	65	993
LaSalle Hotel Properties, REIT	1,115	35,568
Lexington Corporate Property Trust, REIT (a)	2,015	29,298
Liberty Property Trust, REIT	2,328	67,070

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
LTC Properties, Inc., REIT	894	$22,395
Luminent Mortgage Capital, Inc., REIT (a)	1,878	1,465
Mack-California Realty Corp., REIT	1,813	61,642
Maguire Properties, Inc., REIT (a)	1,372	40,433
Meruelo Maddux Properties, Inc. *	2,531	10,124
MFA Mortgage Investments, Inc., REIT	2,699	24,966
Mid-America Apartment Communities, Inc.,
REIT	724	30,951
Mission West Properties, Inc., REIT	1,252	11,907
Monmouth Real Estate Investment Corp.	2,950	23,895
National Health Investments, Inc., REIT	842	23,492
National Retail Properties, Inc., REIT	1,733	40,518
Nationwide Health Properties, Inc., REIT	2,355	73,876
Newcastle Investment Corp., REIT (a)	1,384	17,937
NorthStar Realty Finance Corp., REIT (a)	1,799	16,047
Omega Healthcare Investors, REIT	1,967	31,570
One Liberty Properties, Inc., REIT	50	918
Pennsylvania Real Estate
Investment Trust, REIT	1,017	30,185
Post Properties, Inc., REIT (a)	1,149	40,353
ProLogis, REIT	6,583	417,231
PS Business Parks, Inc., REIT	664	34,893
Public Storage, Inc., REIT	4,527	332,327
Quadra Realty Trust, Inc., REIT	1,207	9,704
RAIT Financial Trust, REIT (a)	1,061	9,146
Ramco-Gershenson Properties Trust, REIT	564	12,053
Reading International, Inc. *	2,000	19,980
Realty Income Corp., REIT (a)	2,771	74,872
Redwood Trust, Inc., REIT (a)	756	25,885
Regency Centers Corp., REIT	1,830	118,017
Resource Capital Corp., REIT (a)	1,026	9,552
Saul Centers, Inc., REIT	518	27,677
Senior Housing Properties Trust, REIT	2,430	55,112
Simon Property Group, Inc., REIT	5,942	516,122
SL Green Realty Corp., REIT	1,478	138,134
Sovran Self Storage, Inc., REIT	626	25,103
Strategic Hotel Cap, Inc., REIT	2,234	37,375
Sunstone Hotel Investors, Inc., REIT	1,717	31,404
Tanger Factory Outlet Centers, Inc., REIT	936	35,297
Tarragon Realty Investments, Inc. * (a)	1,257	1,885
Taubman Centers, Inc., REIT (a)	1,491	73,342
The Macerich Company, REIT	1,957	139,064
The St. Joe Company, REIT (a)	2,082	73,932
Thomas Properties Group, Inc.	898	9,680
Thornburg Mortgage, Inc., REIT (a)	3,012	27,831
UDR, Inc., REIT	3,771	74,854
UMH Properties, REIT	343	4,047
United Capital Corp. *	431	10,258
Urstadt Biddle Properties, Inc., REIT	262	3,972
U-Store-It Trust, REIT	1,894	17,349
Ventas, Inc., REIT	3,455	156,339
Vestin Realty Mortgage II, Inc. (a)	3,058	11,468

The accompanying notes are an integral part of the financial statements.

147

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Vornado Realty Trust, REIT	4,057	$356,813
W. P. Carey & Company LLC	1,171	38,877
Washington Real Estate Investment Trust,
REIT	1,301	40,864
Weingarten Realty Investors, REIT	2,258	70,992
Winthrop Realty Trust, REIT	2,862	15,140

		8,382,479
Retail Grocery - 0.31%
Arden Group, Inc.	140	21,656
Ingles Markets, Inc.	802	20,363
Nash Finch Company	456	16,088
PriceSmart, Inc.	1,062	31,924
Ruddick Corp.	1,321	45,799
Safeway, Inc.	11,913	407,544
SUPERVALU, Inc.	5,305	199,043
The Great Atlantic & Pacific Tea Company,
Inc. *	1,437	45,021
The Kroger Company	18,996	507,383
United Natural Foods, Inc. *	1,284	40,728
Weis Markets, Inc.	739	29,516
Whole Foods Market, Inc. (a)	3,482	142,066

		1,507,131
Retail Trade - 4.07%
99 Cents Only Stores *	2,044	16,270
A.C. Moore Arts & Crafts, Inc. *	774	10,642
Aaron Rents, Inc., Class B	1,563	30,072
Abercrombie & Fitch Company, Class A	2,177	174,095
Advance Auto Parts, Inc.	2,952	112,146
Aeropostale, Inc. *	2,241	59,387
American Eagle Outfitters, Inc.	5,548	115,232
AnnTaylor Stores Corp. *	1,990	50,864
Barnes & Noble, Inc.	1,852	63,801
Bed Bath & Beyond, Inc. *	7,357	216,222
Benihana, Inc. *	275	3,479
Best Buy Company, Inc.	13,137	691,663
Big 5 Sporting Goods Corp.	767	11,060
Big Lots, Inc. *	3,063	48,977
BJ’s Wholesale Club, Inc. *	1,807	61,131
Bon-Ton Stores, Inc. (a)	533	5,058
Borders Group, Inc. (a)	1,847	19,671
Build A Bear Workshop, Inc. *	656	9,151
Building Materials Holding Corp. (a)	1,001	5,536
Cabela’s, Inc. * (a)	2,107	31,752
CarMax, Inc. * (a)	5,164	101,989
Carrols Restaurant Group, Inc. *	933	8,938
Casey’s General Stores, Inc.	1,497	44,326
Cash America International, Inc.	880	28,424
Casual Male Retail Group, Inc. * (a)	1,459	7,558
Cato Corp., Class A	948	14,846
Charlotte Russe Holding, Inc. *	755	12,193
Charming Shoppes, Inc. *	3,551	19,211
Chico’s FAS, Inc. *	4,191	37,845

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Children’s Place Retail Stores, Inc. *	836	$21,677
Christopher & Banks Corp. (a)	1,178	13,488
Circuit City Stores, Inc. (a)	4,941	20,752
Citi Trends, Inc. *	430	6,639
Coldwater Creek, Inc. *	2,655	17,762
Collective Brands, Inc. *	1,833	31,876
Conn’s, Inc. * (a)	759	12,986
Costco Wholesale Corp.	12,323	859,652
CSS Industries, Inc.	449	16,478
CVS Caremark Corp.	40,918	1,626,491
Dick’s Sporting Goods, Inc. *	2,890	80,226
Dillard’s, Inc., Class A (a)	2,209	41,485
Dollar Tree Stores, Inc. *	2,409	62,441
DSW, Inc., Class A *	1,272	23,863
Eddie Bauer Holdings, Inc. *	1,106	7,023
Family Dollar Stores, Inc.	3,639	69,978
Finish Line, Inc.	1,484	3,591
First Cash Financial Services, Inc. *	986	14,474
Foot Locker, Inc.	4,307	58,834
Fossil, Inc. *	1,950	81,861
Fred’s, Inc., Class A	1,307	12,586
FTD Group, Inc.	974	12,545
Gaiam, Inc., Class A *	1,078	31,995
GameStop Corp., Class A *	4,215	261,794
Gander Mountain Company * (a)	878	4,329
Genesco, Inc. *	641	24,230
Haverty Furniture Companies, Inc.	1,106	9,943
Hibbett Sports, Inc. *	1,008	20,140
Home Depot, Inc.	45,233	1,218,577
Hot Topic, Inc. *	1,447	8,422
Inergy Holdings LP	597	25,808
J. Crew Group, Inc. *	1,664	80,221
J.C. Penney Company, Inc.	6,013	264,512
Jo-Ann Stores, Inc. *	725	9,483
Kenneth Cole Productions, Inc., Class A	826	14,447
Kohl’s Corp. *	8,802	403,132
Limited Brands, Inc.	10,314	195,244
Longs Drug Stores Corp.	1,063	49,961
Lowe’s Companies, Inc.	41,089	929,433
Macy’s, Inc.	11,625	300,739
Marinemax, Inc. * (a)	662	10,261
MSC Industrial Direct Company, Inc., Class A	1,852	74,950
NBTY, Inc. *	1,889	51,759
New York & Company, Inc. *	1,749	11,159
NexCen Brands, Inc. *	1,568	7,589
Nordstrom, Inc.	6,822	250,572
Pacific Sunwear of California, Inc. *	2,017	28,460
Pantry, Inc. *	666	17,403
PC Connection, Inc. *	930	10,556
PetSmart, Inc.	3,181	74,849
Pier 1 Imports, Inc. * (a)	3,063	16,019
RadioShack Corp.	3,196	53,885

The accompanying notes are an integral part of the financial statements.

148

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Regis Corp.	1,256	$35,118
Rent-A-Center, Inc. *	1,972	28,633
Retail Ventures, Inc. *	1,498	7,625
Rite Aid Corp. *	14,955	41,724
Ross Stores, Inc.	3,942	100,797
Saks, Inc. *	3,925	81,483
School Specialty, Inc. *	712	24,600
Sears Holdings Corp. * (a)	4,120	420,446
Shoe Carnival, Inc. *	480	6,773
Sonic Automotive, Inc.	1,235	23,910
Spectrum Brands, Inc. * (a)	1,928	10,276
Staples, Inc.	19,778	456,278
Stein Mart, Inc. (a)	1,342	6,361
Susser Holdings Corp. *	857	17,569
Systemax, Inc. * (a)	1,068	21,702
Talbots, Inc. (a)	1,547	18,286
Target Corp.	23,050	1,152,500
The Buckle, Inc.	819	27,027
The Dress Barn, Inc. *	1,782	22,293
The Gap, Inc.	21,760	463,053
The Men’s Wearhouse, Inc.	1,491	40,227
The TJX Companies, Inc.	12,022	345,392
The Wet Seal, Inc., Class A *	2,916	6,794
Tiffany & Company	3,384	155,766
Tractor Supply Company * (a)	1,145	41,151
Tuesday Morning Corp. (a)	1,518	7,696
Tween Brands, Inc. *	922	24,415
United Rentals, Inc. *	2,320	42,595
Urban Outfitters, Inc. *	3,875	105,633
ValueVision Media, Inc., Class A * (a)	1,495	9,404
Walgreen Company	27,141	1,033,529
Wal-Mart Stores, Inc.	112,036	5,325,071
Williams-Sonoma, Inc. (a)	3,100	80,290
Zale Corp. *	1,388	22,291
Zumiez, Inc. * (a)	790	19,244

		19,794,071
Sanitary Services - 0.29%
Allied Waste Industries, Inc. *	8,745	96,370
Aqua America, Inc. (a)	3,636	77,083
Casella Waste Systems, Inc., Class A *	1,431	18,660
Darling International, Inc. *	2,586	29,894
Ecolab, Inc.	6,563	336,091
Insituform Technologies, Inc., Class A * (a)	910	13,468
Nalco Holding Company	3,257	78,754
Republic Services, Inc.	5,241	164,306
Stericycle, Inc. *	1,086	64,509
Waste Connections, Inc. *	1,774	54,817
Waste Management, Inc.	14,290	466,854

		1,400,806
Semiconductors - 2.47%
Actel Corp. *	1,034	14,124

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Advanced Analogic Technologies, Inc. *	1,668	$18,815
Advanced Energy Industries, Inc. *	1,319	17,253
Advanced Micro Devices, Inc. * (a)	14,140	106,050
Altera Corp.	9,102	175,851
American Superconductor Corp. *	1,329	36,335
Amis Holdings, Inc. *	1,223	12,254
Amkor Technology, Inc. *	5,151	43,938
Analog Devices, Inc.	8,834	280,038
Applied Materials, Inc.	37,234	661,276
Applied Micro Circuits Corp. *	2,196	19,189
Asyst Technologies, Inc. *	1,905	6,210
Atmel Corp. *	13,953	60,277
ATMI, Inc. *	1,044	33,669
Axcelis Technologies, Inc. *	3,048	14,021
Broadcom Corp., Class A *	14,842	387,970
Brooks Automation, Inc. *	2,266	29,934
Cabot Microelectronics Corp. * (a)	698	25,065
Cavium Networks, Inc. * (a)	1,273	29,304
Cirrus Logic, Inc. *	2,717	14,346
Conexant Systems, Inc. *	15,418	12,797
Credence Systems Corp. *	3,584	8,673
Cree, Inc. * (a)	2,268	62,302
Cymer, Inc. *	1,081	42,083
Cypress Semiconductor Corp. *	4,082	147,074
Diodes, Inc. *	1,176	35,362
DSP Group, Inc. *	1,003	12,237
Emulex Corp. *	2,520	41,126
Entegris, Inc. *	3,876	33,450
Fairchild Semiconductor International, Inc. *	3,413	49,250
FormFactor, Inc. *	1,333	44,122
Genesis Microchip, Inc. *	1,414	12,118
Hittite Microwave Corp. *	880	42,029
Integrated Device Technology, Inc. *	4,164	47,095
Intel Corp.	156,193	4,164,105
International Rectifier Corp. *	1,998	67,872
Intersil Corp., Class A	3,177	77,773
IXYS Corp. *	1,392	11,164
KLA-Tencor Corp.	5,136	247,350
Kopin Corp. *	3,819	12,068
Kulicke & Soffa Industries, Inc. * (a)	1,889	12,959
Lam Research Corp. *	3,584	154,936
Lattice Semiconductor Corp. *	3,796	12,337
Linear Technology Corp. (a)	7,810	248,592
LSI Logic Corp. *	19,276	102,356
LTX Corp. *	2,383	7,578
Marvell Technology Group, Ltd. *	15,222	212,804
Mattson Technology, Inc. *	1,852	15,853
MEMC Electronic Materials, Inc. *	5,919	523,772
Micrel, Inc.	2,462	20,804
Microchip Technology, Inc.	5,908	185,629
Micron Technology, Inc. *	19,625	142,281
Microsemi Corp. * (a)	2,195	48,597

The accompanying notes are an integral part of the financial statements.

149

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

		Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Microtune, Inc. *		2,688	$17,553
MIPS Technologies, Inc., Class A *		1,646	8,164
MKS Instruments, Inc. *		1,682	32,194
Monolithic Power Systems, Inc. *		1,134	24,347
National Semiconductor Corp.		8,232	186,373
Netlogic Microsystems, Inc. * (a)		647	20,833
Novellus Systems, Inc. *		3,423	94,372
NVIDIA Corp. *		14,112	480,090
OmniVision Technologies, Inc. *		1,728	27,043
ON Semiconductor Corp. *		8,316	73,846
Pericom Semiconductor Corp. *		1,376	25,731
Photronics, Inc. *		1,284	16,011
PLX Technology, Inc. *		1,191	11,076
PMC-Sierra, Inc. *		6,217	40,659
QLogic Corp. *		4,474	63,531
Rambus, Inc. *		2,968	62,150
Rudolph Technologies, Inc. *		1,038	11,750
Semitool, Inc. * (a)		1,231	10,685
Semtech Corp. *		2,290	35,541
Silicon Image, Inc. *		2,649	11,973
Silicon Laboratories, Inc. *		1,564	58,541
Skyworks Solutions, Inc. *		4,962	42,177
Spansion, Inc. *		3,917	15,394
Teradyne, Inc. *		5,338	55,195
Tessera Technologies, Inc. *		1,358	56,493
Texas Instruments, Inc.		39,900	1,332,660
Triquint Semiconductor, Inc. *		4,340	28,774
Ultratech, Inc. *		1,078	12,225
Varian Semiconductor Equipment
Associates, Inc. *		2,382	88,134
Veeco Instruments, Inc. *		1,061	17,719
Volterra Semiconductor Corp. * (a)		927	10,225
Xilinx, Inc.		8,580	187,645

	\		12,003,571
Software - 3.65%
ACI Worldwide, Inc. *		1,062	20,220
Activision, Inc. *		6,847	203,356
Actuate Corp. *		2,317	18,003
Adobe Systems, Inc. *		15,945	681,330
Advent Software, Inc. *		885	47,879
Allscripts Healthcare Solution, Inc. * (a)		1,609	31,247
American Reprographics Company *		1,301	21,440
Ansoft Corp. *		726	18,767
ANSYS, Inc. *		2,186	90,632
Aspen Technology, Inc. *		1,618	26,244
Autodesk, Inc. *		6,050	301,048
Avid Technology, Inc. * (a)		1,220	34,575
BEA Systems, Inc. *		9,495	149,831
Blackbaud, Inc.		1,264	35,443
Blackboard, Inc. *		829	33,367
BMC Software, Inc. *		5,157	183,795
Borland Software Corp. * (a)		3,134	9,433

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Bottomline Technologies, Inc. *	1,024	$14,336
CA, Inc.	14,059	350,772
CIBER, Inc. *	2,213	13,521
Citrix Systems, Inc. *	4,542	172,641
Commvault Systems, Inc. *	1,337	28,318
Compuware Corp. *	7,589	67,390
Concur Technologies, Inc. *	1,164	42,148
DivX, Inc. * (a)	1,043	14,602
Double-Take Software, Inc. *	778	16,898
Eclipsys Corp. *	1,632	41,306
Epicor Software Corp. *	1,807	21,286
EPIQ Systems, Inc. *	1,044	18,176
FARO Technologies, Inc. *	531	14,433
Genpact, Ltd. * (a)	5,340	81,328
Glu Mobile, Inc. * (a)	1,146	5,982
Guidance Software, Inc. *	970	13,522
i2 Technologies, Inc. *	728	9,173
Igate Corp. *	1,984	16,804
InfoUSA, Inc.	1,943	17,351
Innerworkings, Inc. * (a)	1,589	27,426
Interactive Intelligence, Inc. *	686	18,076
Intuit, Inc. *	9,085	287,177
iPass, Inc. * (a)	2,897	11,762
JDA Software Group, Inc. *	991	20,276
Lawson Software, Inc. *	5,532	56,648
Macrovision Corp. *	1,532	28,082
Magma Design Automation, Inc. *	1,280	15,629
Manhattan Associates, Inc. *	820	21,615
ManTech International Corp. *	1,048	45,923
Microsoft Corp.	252,694	8,995,906
MicroStrategy, Inc., Class A *	371	35,282
Midway Games, Inc. * (a)	3,160	8,722
MSC Software Corp. *	1,474	19,147
NAVTEQ Corp. *	2,182	164,959
Novell, Inc. *	9,816	67,436
Nuance Communications, Inc. * (a)	4,964	92,728
Omnicell, Inc. *	885	23,833
Omniture, Inc. * (a)	1,451	48,304
OpenTV Corp., Class A * (a)	5,723	7,554
Oracle Corp. *	139,294	3,145,259
Packeteer, Inc. *	1,309	8,063
PDF Solutions, Inc. *	1,208	10,884
Pegasystems, Inc.	1,592	18,993
Progress Software Corp. *	1,221	41,123
QAD, Inc.	1,581	14,767
Quality Systems, Inc. (a)	804	24,514
Red Hat, Inc. *	4,576	95,364
Riverbed Technology, Inc. *	1,995	53,346
Secure Computing Corp. *	2,156	20,698
Smith Micro Software, Inc. * (a)	909	7,699
Solera Holdings, Inc. *	2,042	50,601
SPSS, Inc. *	621	22,300

The accompanying notes are an integral part of the financial statements.

150

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Sybase, Inc. *	2,542	$66,321
Synchronoss Technologies, Inc. *	980	34,731
Take-Two Interactive Software, Inc. * (a)	2,138	39,446
Taleo Corp. *	895	26,653
Teradata Corp. *	4,604	126,196
THQ, Inc. *	1,853	52,236
Tradestation Group, Inc. *	1,499	21,301
TriZetto Group, Inc. *	1,324	22,998
Ultimate Software Group, Inc. *	775	24,389
Unica Corp. *	983	9,093
VeriFone Holdings, Inc. *	2,316	53,847
VMware, Inc. Class A * (a)	10,217	868,343
Websense, Inc. *	1,350	22,923

		17,745,170
Steel - 0.34%
AK Steel Holding Corp. *	3,169	146,535
Allegheny Technologies, Inc.	2,652	229,133
Carpenter Technology Corp.	1,414	106,290
Claymont Steel, Inc. *	698	16,298
Esmark, Inc. *	538	7,602
Northwest Pipe Company *	388	15,186
Nucor Corp.	8,187	484,834
Olympic Steel, Inc.	408	12,938
Schnitzer Steel Industries, Inc.	885	61,180
Steel Dynamics, Inc.	2,132	127,003
United States Steel Corp.	3,167	382,922
Worthington Industries, Inc. (a)	2,466	44,092

		1,634,013
Telecommunications Equipment &
Services - 1.80%
ADC Telecommunications, Inc. *	3,431	53,352
ADTRAN, Inc. (a)	2,069	44,235
Alaska Communications Systems Group, Inc.	1,489	22,335
American Tower Corp., Class A *	11,462	488,281
Arris Group, Inc. *	3,900	38,924
Aruba Networks, Inc. *	2,213	32,996
Atheros Communications, Inc. *	1,555	47,490
Ciena Corp. *	2,471	84,286
Citizens Communications Company	8,849	112,648
Clearwire Corp., Class A *	4,696	64,382
CommScope, Inc. *	1,800	88,563
Comtech Telecommunications Corp. *	683	36,889
Consolidated Communications Holdings, Inc.	231	4,597
Corning, Inc.	42,168	1,011,610
CPI International, Inc. *	735	12,569
Ditech Networks, Inc. *	1,505	5,222
Embarq Corp.	3,807	188,561
Fairpoint Communications, Inc.	1,319	17,173
FiberTower Corp. * (a)	4,651	10,604
Finisar Corp. * (a)	9,193	13,330
General Communication, Inc., Class A *	1,771	15,496

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
GeoEye, Inc. *	779	$26,213
Global Crossing, Ltd. * (a)	1,102	24,299
Globalstar, Inc. * (a)	2,271	18,168
Harmonic, Inc. *	2,361	24,743
Harris Stratex Networks, Inc., Class A *	1,894	31,630
Hughes Communications, Inc. *	574	31,346
Hungarian Telephone & Cable Corp. *	525	9,287
iBasis, Inc. *	1,338	6,864
ICO Global Communications Holdings, Ltd. *	6,141	19,528
InterDigital, Inc. *	1,555	36,278
Iowa Telecommunications Services, Inc. (a)	945	15,366
J2 Global Communications, Inc. *	1,416	29,977
JDS Uniphase Corp. *	6,074	80,784
Level 3 Communications, Inc. * (a)	33,290	101,202
Loral Space & Communications, Inc. *	588	20,139
Mastec, Inc. *	2,058	20,930
MRV Communications, Inc. *	4,593	10,656
NeuStar, Inc., Class A *	2,104	60,343
Nextwave Wireless, Inc. * (a)	2,605	14,015
NTELOS Holdings Corp.	1,412	41,922
Oplink Communications, Inc. *	828	12,710
OpNext, Inc. *	1,883	16,665
Optium Corp. * (a)	890	7,013
Orbcomm, Inc. *	1,291	8,120
PAETEC Holding Corp. *	2,783	27,134
Plantronics, Inc.	1,435	37,310
Polycom, Inc. *	2,542	70,617
Powerwave Technologies, Inc. *	4,178	16,837
Premiere Global Services, Inc. *	565	8,390
QUALCOMM, Inc.	44,402	1,747,219
RCN Corp. * (a)	1,208	18,833
SAVVIS, Inc. *	1,508	42,088
SBA Communications Corp. *	3,024	102,332
Shenandoah Telecommunications Company (a)	1,218	29,208
Sonus Networks, Inc. *	7,319	42,670
SureWest Communications	684	11,696
Symmetricom, Inc. *	2,032	9,571
Tekelec, Inc. *	2,131	26,637
Tellabs, Inc. *	12,642	82,679
UTStarcom, Inc. * (a)	3,921	10,783
Verizon Communications, Inc.	77,577	3,389,339
Viasat, Inc. *	875	30,126
Vonage Holdings Corp. * (a)	5,191	11,939

		8,777,149
Telephone - 1.86%
AT&T, Inc.	164,291	6,827,934
Atlantic Tele-Network, Inc.	571	19,288
Cbeyond Communications, Inc. *	852	33,220
Centennial Communications Corp., Class A *	3,354	31,159
CenturyTel, Inc.	3,103	128,650
Cincinnati Bell, Inc. *	7,490	35,578

The accompanying notes are an integral part of the financial statements.

151

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telephone (continued)
Harris Corp.	3,721	$233,232
IDT Corp. (a)	3,061	25,865
Qwest Communications International, Inc. *	50,514	354,103
Sprint Nextel Corp.	77,742	1,020,752
U.S. Cellular Corp. *	2,347	197,383
Windstream Corp.	10,935	142,374

		9,049,538
Tires & Rubber - 0.04%
Cooper Tire & Rubber Company	1,820	30,176
Goodyear Tire & Rubber Company *	5,547	156,536
Myers Indiana, Inc.	1,042	15,078

		201,790
Tobacco - 1.10%
Alliance One International, Inc. *	3,015	12,271
Altria Group, Inc.	56,375	4,260,822
Loews Corp. - Carolina Group	2,739	233,637
Reynolds American, Inc.	7,919	522,337
Schweitzer Mauduit International, Inc.	694	17,982
Universal Corp.	714	36,571
UST, Inc.	4,113	225,392
Vector Group, Ltd. (a)	1,793	35,968

		5,344,980
Toys, Amusements & Sporting Goods - 0.08%
Hasbro, Inc.	3,801	97,229
Jakks Pacific, Inc. *	841	19,856
Marvel Entertainment, Inc. *	2,428	64,852
Mattel, Inc.	9,818	186,935
Russ Berrie & Company, Inc. *	984	16,098

		384,970
Transportation - 0.28%
Aircastle, Ltd.	1,789	47,104
Alexander & Baldwin, Inc.	1,211	62,560
American Commercial Lines, Inc. * (a)	1,760	28,582
Arlington Tankers, Ltd. (a)	742	16,421
Atlas Air Worldwide Holdings, Inc. *	611	33,129
Bristow Group, Inc. *	627	35,520
C.H. Robinson Worldwide, Inc.	4,542	245,813
Con-way, Inc.	963	40,003
Eagle Bulk Shipping, Inc.	1,242	32,975
Excel Maritime Carriers, Ltd.	658	26,445
Expeditors International of Washington, Inc.	5,528	246,991
Genco Shipping & Trading, Ltd. (a)	757	41,453
General Maritime Corp.	908	22,201
Horizon Lines, Inc.	1,038	19,348
Kirby Corp. *	999	46,434
K-Sea Transportation Partners LP	49	1,759
Marten Transport, Ltd. *	844	11,774
Martin Midstream Partners LP *	32	1,136
Overseas Shipholding Group, Inc.	1,095	81,501
Pacer International, Inc.	1,166	17,024
Patriot Transportation Holding, Inc. * (a)	166	15,310

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Transportation (continued)
PHI, Inc. *	617	$19,139
Saia, Inc. *	560	7,448
Ship Finance International, Ltd. (a)	1,969	54,561
Teekay LNG Partners LP *	1,112	32,993
Teekay Shipping Corp.	1,997	106,260
U.S. Shipping Partners LP *	232	3,053
Universal Truckload Services, Inc. * (a)	677	12,971
UTI Worldwide, Inc.	2,777	54,429

		1,364,337
Travel Services - 0.00%
Ambassadors Group, Inc.	666	12,194

Trucking & Freight - 0.72%
Arkansas Best Corp.	772	16,938
Celadon Group, Inc. *	960	8,794
FedEx Corp.	8,211	732,175
Forward Air Corp.	985	30,703
Heartland Express, Inc. (a)	2,953	41,874
Hub Group, Inc., Class A *	1,205	32,029
J.B. Hunt Transport Services, Inc.	4,075	112,266
Knight Transportation, Inc. (a)	2,527	37,425
Landstar Systems, Inc.	1,621	68,325
Old Dominion Freight Lines, Inc. *	1,154	26,669
Oshkosh Truck Corp.	2,000	94,520
Plains All American Pipeline LP	2,785	144,820
Ryder Systems, Inc.	1,637	76,955
United Parcel Service, Inc., Class B	28,602	2,022,733
Wabash National Corp.	1,176	9,043
Werner Enterprises, Inc.	2,302	39,203
YRC Worldwide, Inc. *	1,635	27,942

		3,522,414
Utility Service - 0.00%
SJW Corp. (a)	602	20,871

TOTAL COMMON STOCKS (Cost $378,574,119)		$476,840,363

PREFERRED STOCKS - 0.00%

Healthcare Services - 0.00%
National Healthcare Corp., Series A *	1,038	14,532

TOTAL PREFERRED STOCKS (Cost $14,532)		$14,532

RIGHTS - 0.00%

Pharmaceuticals - 0.00%
OSI Pharmaceuticals, Inc. (Expiration date
06/12/2008, Strike Price: USD 45.00) *	19	0

TOTAL RIGHTS (Cost $0)		$0

SHORT TERM INVESTMENTS - 5.86%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2008	$8,524,000	$8,523,266
John Hancock Cash
Investment Trust, 5.1013% (c)(f)	18,682,787	18,682,787

The accompanying notes are an integral part of the financial statements.

152

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills
zero coupon due 01/17/2008 ****	$1,300,000	$1,297,868

TOTAL SHORT TERM INVESTMENTS
(Cost $28,503,921)		$28,503,921

Total Investments (Total Stock Market Index Trust)
(Cost $407,092,572) - 103.86%		$505,358,816
Liabilities in Excess of Other Assets - (3.86)%		(18,794,638)

TOTAL NET ASSETS - 100.00%		$486,564,178

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	-	Argentine Peso
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
COP	-	Colombian Peso
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	European Currency
GBP	-	British Pound
GRD	-	Greek Drachma
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NZD	-	New Zealand Dollar
NOK	-	Norwegian Krone
PHP	-	Philippines Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwan Dollar
USD	-	US Dollar
ZAR	-	South African Rand

Key to Security Abbreviations and Legend

ADR	-	American Depositary Receipts
ADS	-	American Depositary Shares
BKNT	-	Bank Note
CDO	-	Collateralized Debt Obligation
ESOP	-	Employee Stock Ownership Program
EMTN	-	European Medium Term Note
ETF	-	Exchange Traded Fund
EWCO	-	European Written Call Option
GDR	-	Global Depositary Receipts
GMTN	-	Global Medium Term Note
GTD	-	Guaranteed
IO	-	Interest Only (Carries notional principal amount)
MTN	-	Medium Term Note
NIM	-	Net Interest Margin
NVDR	-	Non Voting Depositary Receipts
OTC	-	Over The Counter
PCL	-	Public Company Limited
PLC	-	Public Limited Company
PIK	-	Paid In Kind
PO	-	Principal Only
REIT	-	Real Estate Investment Trust
REMIC	-	Real Estate Mortgage Investment Conduit
SBI	-	Shares Beneficial Interest
SADR	-	Sponsored American Depositary Receipts
SPDR	-	Standard & Poor’s Depositary Receipts
TBA	-	To Be Announced
TIPS	-	Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Floating Rate Note

(c)	Investment is an affiliate of the Trust’s advisor or subadvisor

(d)	Principal amount of security is adjusted for inflation.

(f)	John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC. The rate shown is the seven-day effective yield at period end.

(g)	The underlying fund’s subadviser.

(h)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

****	At December 31, 2007, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

153

John Hancock Trust

Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust” or “JHT”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, ten of which are index-oriented and are covered by this report are as follows: 500 Index, 500 Index B, Index Allocation, International Equity Index A, International Equity Index B, Mid Cap Index, Small Cap Index, Total Bond Market A (formerly, Bond Index A), Total Bond Market B (formerly, Bond Index B) and Total Stock Market Index (collectively, the “Portfolios”). Each of the Portfolios, with the exception of Index Allocation, is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Index Allocation Portfolio operates as a “fund of funds,” investing in Series NAV shares of underlying funds of the Trust and in other permitted investments.

Effective November 9, 2007, the name of Bond Index A was changed to Total Bond Market A and the name Bond Index B was changed to Total Bond Market B.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and to Separate Accounts A and B, and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). Series NAV shares are also offered to the Lifestyle Trust and Index Allocation Trust. The Lifestyle Portfolios are offered by the John Hancock Trust and operate as a “fund of funds,” investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares. Series I shares and Series II shares are offered for all Portfolios with the exception of 500 Index B, International Equity Index B and Total Bond Market B. Series NAV shares are offered for all Portfolios with the exception of Index Allocation. Series I, Series II and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

At December 31, 2007, John Hancock USA owned 4,037,651 shares of beneficial interest for the Total Bond Market A.

Payment Made By Affiliate  JHLICO made a payment of $5,860,000 on December 27, 2006 to the Trust based on its review of frequent trading between January 1, 2001 and December 31, 2003 by certain contractholders in a small number of variable insurance contracts participating in certain portfolios of the former John Hancock Variable Series Trust, which was reorganized into the John Hancock Trust effective April 29, 2005. This payment was made voluntarily to the affected portfolios and approved by the Trustees of the Trust. The amount is recorded as a capital contribution in the Capital Shares footnote.

2.  SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation  The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. In the case of Index Allocation, investments in underlying affiliated funds are valued at their respective net asset value each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying Portfolio’s financial statements. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (“JHCIT”), an affiliate of the John Hancock Advisers, LLC (“JHA”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC are valued at their net asset value each business day. All other securities held by the Portfolios and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Portfolio securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

154

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the NYSE, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

In September 2006, Financial Accounting Standards Board (FASB) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and the impact, if any, resulting from the adoptions of FAS 157 on the Portfolios’ financial statement disclosure.

Guarantees and Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions  The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Portfolios invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Portfolios that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of Index Allocation, dividend income is recorded by the underlying affiliated funds on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and, as a result, will estimate the components of distributions from these securities. Distributions form REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Allocations of Income and Expenses  All income, expenses (except class-specific expenses), and realized and unrealized gain/loss are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

155

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. Expenses in Index Allocation’s Statements of Operations reflect the expenses of the Portfolio and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and Index Allocation may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by a Portfolio will vary.

Securities Lending  All Portfolios of the Trust described in this Annual Report may enter into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits the Portfolios to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Portfolios. The risk of having one primary borrower of securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Portfolios may lend securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive collateral against the loaned securities and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Portfolios receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, cash collateral was invested in the State Street Navigator Securities Lending Portfolio.

At December 31, 2007, the values of securities loaned and cash collateral were as follows:

PORTFOLIO	Value of Securities Loaned	Value of Cash Collateral
500 Index	$16,195,017	$16,518,917
500 Index B	7,869,012	8,026,392
International Equity Index A	23,985,081	25,131,722
International Equity Index B	44,192,585	46,402,215
Mid Cap Index	30,882,167	31,499,810
Small Cap Index	68,126,547	69,489,078
Total Stock Market Index	18,316,458	18,682,787

Investment Risk  Certain Portfolios of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Futures  All Portfolios of the Trust described in this Annual Report may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for account of the broker (the Portfolios’ agent in acquiring the futures position). If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

156

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of open futures contracts at December 31, 2007:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
500 Index	S&P 500 Index Futures	89	Long	Mar 2008	($512,409)
					($512,409)

500 Index B	S&P 500 Index Futures	98	Long	Mar 2008	($562,688)
					($562,688)

International Equity Index A	CAC 40 10 Euro Index Futures	15	Long	Mar 2008	$18,291
	DAX Index Futures	3	Long	Mar 2008	22,581
	EOE Dutch Stock Index Futures	3	Long	Jan 2008	9,507
	FTSE 100 Index Futures	20	Long	Mar 2008	46,974
	Hang Seng Stock Index Futures	3	Long	Jan 2008	7,699
	IBEX 35 Index Futures	4	Long	Jan 2008	(17,297)
	MSCI Taiwan Stock Index Futures	9	Long	Jan 2008	13,465
	OMX 30 Stock Index Futures	52	Long	Jan 2008	9,391
	S&P/MIB Index Futures	3	Long	Mar 2008	4,746
	S&P/TSE 60 Index Futures	5	Long	Mar 2008	26,280
	SPI 200 Index Futures	7	Long	Mar 2008	13,193
	Topix Index Futures	15	Long	Mar 2008	(127,270)
					$27,560

International Equity Index B	CAC 40 10 Euro Index Futures	8	Long	Mar 2008	$10,391
	DAX Index Futures	3	Long	Mar 2008	22,581
	EOE Dutch Stock Index Futures	2	Long	Jan 2008	6,046
	FTSE 100 Index Futures	11	Long	Mar 2008	25,923
	Hang Seng Stock Index Futures	3	Long	Jan 2008	7,699
	IBEX 35 Index Futures	2	Long	Jan 2008	(8,561)
	MSCI Taiwan Stock Index Futures	37	Long	Jan 2008	55,755
	OMX 30 Stock Index Futures	21	Long	Jan 2008	3,793
	S&P/MIB Index Futures	2	Long	Mar 2008	3,164
	S&P/TSE 60 Index Futures	3	Long	Mar 2008	15,768
	SPI 200 Index Futures	2	Long	Mar 2008	5,591
	Topix Index Futures	10	Long	Mar 2008	(89,603)
					$58,547
Mid Cap Index	S&P MidCap 400 Index Futures	237	Long	Mar 2008	($172,402)
					($172,402)

Small Cap Index	Russell 2000 Index Futures	18	Long	Mar 2008	($123,476)
					($123,476)

Total Stock Market Index	Russell 2000 Index Futures	4	Long	Mar 2008	($7,828)
	S&P 500 Index Futures	21	Long	Mar 2008	(124,973)
	S&P MidCap 400 Index Futures	2	Long	Mar 2008	(13,514)
					($146,315)

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this Annual Report may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gain/loss on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation/depreciation and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

157

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2007, certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts at December 31, 2007, were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index A	BUYS
	Australian Dollar	371,000	3/28/08	$4,444
	Canadian Dollar	387,000	3/28/08	1,999
	Euro	1,675,000	3/28/08	43,796
	Hong Kong Dollar	788,000	3/28/08	32
	Japanese Yen	185,000,000	3/28/08	32,947
	Pound Sterling	912,000	3/28/08	4,774
	Swedish Krona	1,400,000	3/28/08	4,341
				$92,333

International Equity Index B	BUYS
	Australian Dollar	247,000	3/28/08	$2,959
	Canadian Dollar	254,000	3/28/08	1,312
	Euro	1,106,000	3/28/08	28,919
	Hong Kong Dollar	1,766,000	3/28/08	72
	Japanese Yen	185,000,000	3/28/08	32,946
	Pound Sterling	798,000	3/28/08	4,177
	Swedish Krona	1,400,000	3/28/08	4,341
				$74,726

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Portfolios are not responsible for payment of the subadvisory fees. Advisory fees charged to all other Portfolios are as follows:

Portfolio	First $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
500 Index	0.470%	0.460%

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
500 Index B	0.470%	0.470%	0.460%
International Equity Index B	0.550	0.530	0.530

Portfolio	All Aggregate Net Assets Level*
Index Allocation	0.050%
Total Bond Market A	0.470
Total Bond Market B	0.470

158

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $100 million of Aggregate Net Assets*	Excess over $100 million of Aggregate Net Assets*
International Equity Index A	0.550%	0.530%

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
Mid Cap Index	0.490%	0.480%	0.460%
Small Cap Index	0.490	0.480	0.460
Total Stock Market Index	0.490	0.480	0.460

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II.

John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
500 Index	MFC Global Investment Management (U.S.A.) Limited*
500 Index B	MFC Global Investment Management (U.S.A.) Limited*
Index Allocation	MFC Global Investment Management (U.S.A.) Limited*
International Equity Index A	SSgA Funds Management, Inc.
International Equity Index B	SSgA Funds Management, Inc.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited*
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited*
Total Bond Market A	Declaration Management and Research, LLC*
Total Bond Market B	Declaration Management and Research, LLC*
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited*

*	An affiliate of Adviser.

The investment management fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

PORTFOLIO	ANNUAL EFFECTIVE RATE	PORTFOLIO	ANNUAL EFFECTIVE RATE
500 Index	0.46%	Mid Cap Index	0.47%
500 Index B	0.46%	Small Cap Index	0.48%
Index Allocation	0.05%	Total Bond Market A	0.47%
International Equity Index A	0.53%	Total Bond Market B	0.47%
International Equity Index B	0.53%	Total Stock Market Index	0.48%

Expense Reimbursements  The Adviser agreed to voluntarily reduce its advisory fee or reimburse each Portfolio if the total of all expenses (excluding taxes, Portfolio brokerage commissions, interest, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios) exceed the following:

–	0.05% of the average net assets of 500 Index and International Equity Index A;

–	0.075% of the average net assets of Mid Cap Index, Small Cap Index, Total Bond Market A and Total Stock Market Index.

This voluntary expense reimbursement may be terminated at any time by the Adviser upon notice to the Trust.

In the cases of 500 Index B, International Equity Index B and Total Bond Market B, the Adviser has agreed to waive its advisory fee in an amount so that the annual operating expenses do not exceed 0.25%, 0.34% and 0.25%, respectively. The Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2008, and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.

In the case of Index Allocation, the Adviser has agreed that if total expenses (absent reimbursement) exceed 0.02% of the average daily net assets, the Adviser would reimburse expenses by an amount such that the total expenses of the Portfolio equals 0.02%. For purposes of the expense reimbursement, total expenses would include the advisory fee but exclude the expenses of the underlying funds and Rule 12b-1 fees. This voluntary expense reimbursement may be terminated at any time after May 1, 2008.

159

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The Adviser has agreed to waive its management fee for certain portfolios of the Trust or otherwise reimburse the expenses of those portfolios (the “Participating Portfolios”) as set forth below (the “Reimbursement”). The Participating Portfolios are all portfolios of the Trust except the following: 500 Index B, International Equity Index B and Total Bond Market B.

The Reimbursement equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each portfolio. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust.

For the year ended December 31, 2007, the Adviser voluntarily agreed to waive a portion of its advisory fee for the above expense reimbursements for 500 Index, 500 Index B, Index Allocation, International Equity Index A, International Equity Index B, Mid Cap Index, Small Cap Index, Total Bond Market A, Total Bond Market B and Total Stock Market Index in the amounts of $42,293, $2,967,491, $149,844, $9,460, $1,146,512, $27,897, $11,885, $3,647, $449,808 and $13,263, respectively.

These voluntary expense reimbursements may be terminated by the Adviser at any time upon notice of the Trust. These expense reimbursements are shown as a reduction of total expenses in the Statement of Operations.

Fund Administration Fees  The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of 0.01% of the Portfolio’s average daily net assets, with the exception of Total Bond Market B the effective rate was 0.02%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD may use Rule12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

4.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5.  LINE OF CREDIT All Portfolios of the Trust described in this Annual Report with the exception of Index Allocation, International Equity Index A and International Equity Index B have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. Effective October 12, 2007, the commitment fee was changed from 0.07% to 0.05%. For the year ended December 31, 2007, there were no borrowings under the line of credit.

6.  FUND SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2007 and December 31, 2006 were as follows:

500 Index	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,730,417	$72,466,650	15,758,830	$175,316,065
Distributions reinvested	2,462,520	30,697,127	942,504	10,433,522
Repurchased	(11,399,893)	(145,448,999)	(10,905,162)	(122,914,558)
Net increase (decrease)	(3,206,956)	($42,285,222)	5,796,172	$62,835,029
Series II shares
Sold	559,688	$7,174,822	480,777	$5,544,191
Distributions reinvested	161,168	1,998,423	87,501	964,264
Repurchased	(2,478,519)	(31,500,974)	(3,331,824)	(37,375,845)
Net increase (decrease)	(1,757,663)	($22,327,729)	(2,763,546)	($30,867,390)
Series III shares
Sold	—	—	18,937	$209,251
Distributions reinvested	—	—	2,707	29,867
Repurchased	—	—	(428,750)	(4,639,191)
Net increase (decrease)	—	—	(407,106)	($4,400,073)
Series NAV shares
Sold	26,235,343	$336,602,306	7,085,539	$79,396,638
Distributions reinvested	370,133	4,575,609	271,012	3,000,102
Repurchased	(43,669)	(551,718)	(27,936,832)	(315,128,226)
Net increase (decrease)	26,561,807	$340,626,197	(20,580,281)	($232,731,486)
Net increase (decrease)	21,597,188	$276,013,246	(17,954,761)	($205,163,920)

1	Series III shares were terminated on 10-4-06.

160

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

500 Index B	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	9,056,905	$170,946,905	3,346,516	$57,861,662
Capital contributions[1]	—	—	—	26,728
Distributions reinvested	1,952,359	35,684,352	783,848	12,737,525
Repurchased	(9,384,945)	(176,255,833)	(10,058,509)	(167,553,881)
Net increase (decrease)	1,624,319	$30,375,424	(5,928,145)	($96,927,966)

1	Refer to payment made by affiliate, Note 1.

Index Allocation	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	15,954,451	$220,525,437	8,211,004	$104,503,637
Distributions reinvested	1,265,212	17,018,244	91,377	1,213,137
Repurchased	(216,146)	(2,986,466)	(115,132)	(1,466,101)
Net increase (decrease)	17,003,517	$234,557,215	8,187,249	$104,250,673

1	Period from 2-10-06 (commencement of operations) to 12-31-06.

International Equity Index A	Year ended 12-31-07		Year ended 12-31-06[1,2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,796,268	$62,740,750	4,390,652	$83,068,104
Distributions reinvested	1,097,728	23,887,827	140,344	2,608,992
Repurchased	(1,762,904)	(38,508,615)	(320,993)	(5,780,926)
Net increase (decrease)	2,131,092	$48,119,962	4,210,003	$79,896,170
Series II shares
Sold	172,192	$3,820,484	564,076	$10,396,610
Distributions reinvested	136,541	2,969,565	32,728	608,081
Repurchased	(836,827)	(18,431,287)	(497,529)	(9,305,115)
Net increase (decrease)	(528,094)	($11,641,238)	99,275	$1,699,576
Series III shares
Sold	—	—	149	$2,789
Distributions reinvested	—	—	37	696
Repurchased	—	—	(3,057)	(53,794)
Net increase (decrease)	—	—	(2,871)	($50,309)
Series NAV shares
Sold	1,362,265	$30,303,864	791,916	$15,003,735
Distributions reinvested	156,290	3,395,776	1,714	31,850
Repurchased	(16,047)	(375,829)	(17,381)	(338,137)
Net increase (decrease)	1,502,508	$33,323,811	776,249	$14,697,448
Net increase (decrease)	3,105,506	$69,802,535	5,082,656	$96,242,885

1	Series NAV shares began operations on 2-10-06.

2	Series III shares were terminated on 10-4-06.

International Equity Index B	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	4,980,148	$104,526,382	2,785,630	$52,229,421
Capital contributions[1]	—	—	—	2,611,555
Distributions reinvested	3,565,204	72,321,593	421,887	7,788,027
Repurchased	(2,374,241)	(50,728,831)	(7,842,039)	(149,058,067)
Net increase (decrease)	6,171,111	$126,119,144	(4,634,522)	($86,429,064)

1	Refer to payment made by affiliate, Note 1.

161

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Mid Cap Index	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,631,295	$50,984,593	9,052,946	$162,963,576
Issued in reorganization (Note 11)	—	—	188,433	3,568,421
Distributions reinvested	3,260,149	57,846,015	646,237	11,774,443
Repurchased	(3,131,925)	(62,191,000)	(2,075,686)	(37,362,663)
Net increase (decrease)	2,759,519	$46,639,608	7,811,930	$140,943,777
Series II shares
Sold	2,416,135	$48,870,481	214,518	$3,984,229
Issued in reorganization (Note 11)	—	—	2,098,991	39,580,353
Distributions reinvested	799,831	14,067,400	169,642	3,082,400
Repurchased	(1,626,091)	(32,406,172)	(1,674,440)	(30,928,678)
Net increase (decrease)	1,589,875	$30,531,709	808,711	$15,718,304
Series III shares
Sold	—	—	3,918	$73,786
Distributions reinvested	—	—	3,515	63,769
Repurchased	—	—	(79,997)	(1,391,540)
Net increase (decrease)	—	—	(72,564)	($1,253,985)
Series NAV shares
Sold	6,159,988	$123,600,790	18,640,919	$348,419,220
Issued in reorganization (Note 11)	—	—	9,077,036	171,964,958
Distributions reinvested	3,776,224	67,509,038	246,539	4,491,932
Repurchased	(17,248,927)	(345,420,323)	(95,676)	(1,730,773)
Net increase (decrease)	(7,312,715)	($154,310,495)	27,868,818	$523,145,337
Net increase (decrease)	(2,963,321)	($77,139,178)	36,416,895	$678,553,433

1	Series III shares were terminated on 10-4-06.

Small Cap Index	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	624,945	$10,452,186	2,247,113	$34,140,076
Capital contributions[2]	—	—	—	26,992
Distributions reinvested	2,230,614	33,806,967	418,145	6,661,052
Repurchased	(2,232,464)	(36,542,382)	(1,261,424)	(17,708,997)
Net increase (decrease)	623,095	$7,716,771	1,403,834	$23,119,123
Series II shares
Sold	5,745,970	$95,076,336	170,594	$2,723,406
Capital contributions[2]	—	—	—	5,747
Distributions reinvested	809,386	11,888,370	102,910	1,634,209
Repurchased	(1,955,613)	(31,802,792)	(786,101)	(12,453,814)
Net increase (decrease)	4,599,743	$75,161,914	(512,597)	($8,090,452)
Series III shares
Sold	—	—	16,926	$272,363
Distributions reinvested	—	—	2,176	34,471
Repurchased	—	—	(100,828)	(1,506,993)
Net increase (decrease)	—	—	(81,726)	($1,200,159)
Series NAV shares
Sold	2,163,345	$35,344,001	4,419,533	$70,899,054
Capital contributions[2]	—	—	—	20,126
Distributions reinvested	1,295,795	20,101,092	219,017	3,491,132
Repurchased	(8,062,555)	(133,852,702)	(331,304)	(5,207,178)
Net increase (decrease)	(4,603,415)	($78,407,609)	4,307,246	$69,203,134
Net increase (decrease)	619,423	$4,471,076	5,116,757	$83,031,646

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

162

John Hancock Trust

Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Total Bond Market A	Year ended 12-31-07[1]		Year ended 12-31-06[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	714,140	$9,095,095	4,088,008	$51,129,017
Distributions reinvested	195,388	2,506,831	132,368	1,662,547
Repurchased	(169,005)	(2,181,348)	(2,968)	(38,159)
Net increase (decrease)	740,523	$9,420,578	4,217,408	$52,753,405
Series II shares
Sold	100,728	$1,290,165	—	—
Distributions reinvested	1,193	15,357	—	—
Repurchased	(63,054)	(825,683)	—	—
Net increase (decrease)	38,867	$479,839	—	—
Series NAV shares
Sold	5,262,501	$67,319,525	2,552,231	$32,363,181
Distributions reinvested	310,840	3,994,292	82,070	1,032,435
Repurchased	(266,032)	(3,458,031)	(22,944)	(292,236)
Net increase (decrease)	5,307,309	$67,855,786	2,611,357	$33,103,380
Net increase (decrease)	6,086,699	$77,756,203	6,828,765	$85,856,785

1	Series II shares began operations on 5-3-07.

2	Period from 2-10-06 (commencement of operations) to 12-31-06.

Total Bond Market B	Year ended 12-31-07		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,809,323	$17,879,397	1,513,190	$15,129,460
Distributions reinvested	1,681,430	16,441,467	630,948	6,113,891
Repurchased	(2,280,935)	(22,863,526)	(4,113,934)	(40,942,695)
Net increase (decrease)	1,209,818	$11,457,338	(1,969,796)	($19,699,344)

Total Stock Market Index	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,297,238	$31,035,153	2,249,711	$26,618,976
Capital contributions[2]	—	—	—	20,738
Distributions reinvested	1,209,969	15,736,376	262,400	3,119,937
Repurchased	(1,372,387)	(18,579,288)	(1,630,799)	(19,060,439)
Net increase (decrease)	2,134,820	$28,192,241	881,312	$10,699,212
Series II shares
Sold	5,202,343	$71,046,936	267,554	$3,215,349
Capital contributions[2]	—	—	—	3,251
Distributions reinvested	308,818	3,990,139	43,508	515,574
Repurchased	(1,731,898)	(23,599,792)	(739,283)	(8,797,074)
Net increase (decrease)	3,779,263	$51,437,283	(428,221)	($5,062,900)
Series III shares
Sold	—	—	3,855	$45,828
Distributions reinvested	—	—	517	6,106
Repurchased	—	—	(43,635)	(502,951)
Net increase	—	—	(39,263)	($451,017)
Series NAV shares
Sold	186,802	$2,543,509	153,159	$1,870,733
Capital contributions[2]	—	—	—	13,898
Distributions reinvested	684,804	8,913,758	211,466	2,514,331
Repurchased	(2,430,627)	(33,005,058)	(2,915,198)	(35,312,535)
Net increase (decrease)	(1,559,021)	($21,547,791)	(2,550,573)	($30,913,573)
Net increase (decrease)	4,355,062	$58,081,733	(2,136,745)	($25,728,278)

1	Series III shares were terminated on 10-4-06.

2	Refer to payment made by affiliate, Note 1.

163

John Hancock Trust

Notes to Financial Statements

7.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the year ended December 31, 2007:

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
500 Index	—	$332,958,246	—	$80,868,847
500 Index B	—	174,000,799	—	159,375,230
International Equity Index A	—	91,914,304	—	46,644,472
International Equity Index B	—	112,364,965	—	44,579,053
Mid Cap Index	—	299,407,872	—	483,759,720
Small Cap Index Trust	—	63,810,066	—	108,803,380
Total Bond Market A	$165,388,392	20,001,464	$109,416,841	5,406,508
Total Bond Market B	55,699,645	9,449,452	53,282,918	7,925,680
Total Stock Market Index	—	81,664,338	—	53,873,921

For Index Allocation, the purchases and sales of the affiliated underlying funds during the year ended December 31, 2007 were $238,815,896 and $4,427,598, respectively.

8.  FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles. Income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits, and excise tax regulations. Each Portfolio’s policy is to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code so as not to be subject to federal income tax. Therefore, no federal income tax provision is required.

Capital Accounts  Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion of debt securities, passive foreign investment companies, foreign currency transactions, derivative transactions, partnerships and short-term capital gain distributions received from underlying funds.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes, was as follows:

PORTFOLIO	AGGREGATE COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION (Depreciation)
500 Index	$1,522,792,490	$385,546,364	($104,241,035)	$281,305,329
500 Index B	1,040,088,000	292,922,601	(112,547,538)	180,375,063
Index Allocation	338,878,475	6,270,929	(7,811,089)	(1,540,160)
International Equity Index A	319,360,563	95,155,740	(9,973,856)	85,181,884
International Equity Index B	448,191,165	156,743,517	(12,549,283)	144,194,234
Mid Cap Index	938,397,074	125,075,769	(98,553,095)	26,522,674
Small Cap Index	436,751,977	89,221,764	(55,158,419)	34,063,345
Total Bond Market A	163,926,966	2,783,763	(541,356)	2,242,407
Total Bond Market B	164,217,288	3,781,637	(1,163,800)	2,617,837
Total Stock Market Index	411,713,687	122,687,916	(29,042,787)	93,645,129

The tax-basis components of distributable earnings at December 31, 2007, were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARD	POST-OCTOBER DEFERRAL
500 Index	$4,973,079	—	$16,523,832	—
500 Index B	4,497,074	$6,271,606	—	—
Index Allocation	—	137,480	—	—
International Equity Index A	752,651	2,548,415	—	—
International Equity Index B	1,559,744	4,170,932	—	—
Mid Cap Index	3,201,357	17,692,480	—	—
Small Cap Index	976,152	3,373,505	—	—
Total Bond Market A	279,720	—	—	—
Total Bond Market B	947,749	—	2,235,065	$332,785
Total Stock Market Index	1,419,749	722,273	—	—

164

John Hancock Trust

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

The tax-character of distributions paid during 2007 and 2006 was as follows:

	2007 DISTRIBUTIONS				2006 DISTRIBUTIONS
PORTFOLIO	ORDINARY INCOME	LONG TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL	ORDINARY INCOME	LONG TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL
500 Index	$37,271,159	—	—	$37,271,159	$14,427,755	—	—	$14,427,755
500 Index B	35,684,352	—	—	35,684,352	12,737,525	—	—	12,737,525
Index Allocation	9,047,306	$7,970,938	—	17,018,244	1,060,112	$85,741	$67,284	1,213,137
International Equity Index A	15,612,101	14,641,067	—	30,253,168	3,249,619	—	—	3,249,619
International Equity Index B	53,626,060	18,695,533	—	72,321,593	7,788,027	—	—	7,788,027
Mid Cap Index	38,290,535	101,131,918	—	139,422,453	3,427,794	15,984,750	—	19,412,544
Small Cap Index	14,969,875	50,826,554	—	65,796,429	1,796,730	10,024,134	—	11,820,864
Total Bond Market A	6,516,480	—	—	6,516,480	2,694,982	—	—	2,694,982
Total Bond Market B	16,441,467	—	—	16,441,467	6,113,891	—	—	6,113,891
Total Stock Market Index	11,453,603	17,186,670	—	28,640,273	4,011,405	2,144,543	—	6,155,948

At December 31, 2007, capital loss carryforwards available to offset future realized gain were approximately:

CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31
PORTFOLIO	2010	2011	2012	2013	2014	2015
500 Index	$13,767,724	$1,600	—	$2,754,508	—	—
500 Index B	—	—	—	—	—	—
Index Allocation	—	—	—	—	—	—
International Equity Index A	—	—	—	—	—	—
International Equity Index B	—	—	—	—	—	—
Mid Cap Index	—	—	—	—	—	—
Small Cap Index	—	—	—	—	—	—
Total Bond Market A	—	—	—	—	—	—
Total Bond Market B	—	—	—	480,078	$1,497,016	$257,971
Total Stock Market Index	—	—	—	—	—	—

The Trust adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (“FIN 48”), on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Trust’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Index Allocation invests primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. A summary of the Portfolio’s investment in affiliated funds during the year ended December 31, 2007 is set forth below:

PORTFOLIO	AFFILIATE — SERIES NAV	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	SALE PROCEEDS	CAPITAL GAIN DISTRIBUTION FROM UNDERLYING FUNDS	DIVIDEND INCOME	ENDING VALUE
Index Allocation	500 Index	3,151,810	6,319,717	43,318	9,428,209	$547,229	—	$1,951,534	$117,569,766
	International Equity Index A	776,249	1,518,555	16,047	2,278,757	375,829	$1,920,451	1,475,325	50,930,210
	Mid Cap Index	580,917	1,342,495	19	1,923,393	382	3,957,393	391,744	33,486,280
	Small Cap Index	644,893	1,713,078	3,124	2,354,847	46,127	3,348,293	464,329	33,438,821
	Total Bond Index A	2,611,357	5,573,342	266,033	7,918,666	3,458,031	—	3,994,292	101,913,238

10.  LEGAL AND REGULATORY MATTERS On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors, LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004. As a result of this settlement, International Equity Index A received $55,798 and Mid Cap Index received $155,880. These amounts are included in realized gain on investments in the Portfolios’ Statements of Operations.

165

John Hancock Trust

Notes to Financial Statements

11.  FUND MERGER On November 30, 2006, the shareholders of the Mid Cap Core Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Mid Cap Core Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Mid Cap Index Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on December 1, 2006.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Mid Cap Index	Mid Cap Core	$215,113,732	$84	11,364,460	$826,473,068	$1,041,586,800

See Note 6 for capital shares issued in connection with above reference reorganization.

12.  SUBSEQUENT EVENT At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved the reorganization of JHT from a business trust organized under the laws of the Commonwealth of Massachusetts to a limited liability company organized under the laws of the State of Delaware through a conversion of JHT to a Delaware LLC as permitted by the Delaware Limited Liability Company Act (the “Reorganization”). The Board also approved a Plan of Conversion to effect the Reorganization. The Reorganization and the Plan of Conversion were subsequently also approved by shareholders of each series of the Trust, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008. The Reorganization and the Plan of Conversion must be approved by shareholders of the U.S. Multi Sector Trust prior to being effected for all Series of JHT. In connection with the Reorganization, it is anticipated that some of the series of the Trust will elect to be taxed as partnerships for federal income tax purposes instead of being taxed as regulated investment companies.

166

John Hancock Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for periods ended on or before December 31, 2004 for 500 Index B, International Equity Index A, International Equity Index B and Total Bond Market B, were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2008

167

John Hancock Trust

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2007.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

PORTFOLIO	CAPITAL GAINS
500 Index	—
500 Index B	—
Index Allocation	$7,970,938
International Equity Index A	14,641,067
International Equity Index B	18,695,533
Mid Cap Index	101,131,918
Small Cap Index	50,826,554
Total Bond Market A	—
Total Bond Market B	—
Total Stock Market Index	17,186,670

168

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved amendments to the Advisory Agreement with respect to each of the funds of John Hancock Trust (“JHT or the “Trust”) except the American Feeder Funds (the “Funds”):

1.	Clarifying that the Adviser has authority to manage Fund assets directly without a subadviser (“Amendment 1”),

2.	Clarifying the liability standard applicable to the Adviser under the advisory agreement (“Amendment 2”),

3.	Transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement (“Amendment 3”),

and approved an amendment to the Advisory Agreement for each Lifestyle Trust and the Index Allocation Trust restructuring the advisory fee by applying different advisory fee rates to “Affiliated Fund Assets” and “Other Assets” and by adding a breakpoint to the advisory fee rate for the Index Allocation Trust. Affiliated Fund Assets are each of the JHT funds (excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B) and the funds of John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”). Other Assets are any assets that are not Affiliated Fund Assets. (“Amendment 4”).

Each of these amendments were subsequently also approved by shareholders of the applicable Funds, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008, and are described in a proxy statement for the Trust dated November 23, 2007 which was mailed to shareholders of record on November 10, 2007. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008.

The Board, including the Independent Trustees, is responsible for selecting JHT’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving JHT’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with JHT; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of JHT’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHT’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by such unaffiliated subadvisers from their relationship with JHT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

The Board approved the annual continuation of the Advisory Agreement with respect to each of the Funds at its meeting on June 8, 2007. A discussion of the basis of the Board’s approval of the Advisory Agreement and the factors considered by the Board at that meeting is available in JHT’s semi-annual report to shareholders for the six-month period ended June 30, 2007. A copy of the report may be obtained by calling JHT at 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

In approving each of the amendments to the Advisory Agreement, the Board noted the skill and competency of the Adviser in its past management of JHT’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel to manage directly fund assets and to serve as officers of JHT, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds. In assessing the impact of the proposals on the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates, the Board also considered the extent to which implementation of a proposed reorganization of JHT from a Massachusetts Business Trust to a Delaware Limited Liability Company (the “Reorganization”) might impact such costs and profits. The Board concluded that the Adviser may reasonably be expected ably to perform its services under the Advisory Agreement as proposed to be amended.

Specific factors considered by the Board in approving Amendments 1, 2, 3 and 4 are set forth below.

Amendment 1. The Board considered with respect to Amendment 1 the benefit to each Fund of expressly authorizing the Adviser to manage the assets of the Fund directly from time to time, noting that the Adviser’s ability to manage a Fund’s assets directly provides the Adviser with additional management flexibility that may be particularly advantageous to a Fund in the event of an unexpected subadviser resignation or during a transition between Fund subadvisers and that the Adviser’s election to manage directly the assets of any Fund will be subject to Board approval.

Amendment 2. The Board considered with respect to Amendment 2 the benefit to each Fund of providing in the Advisory Agreement a specific standard of liability applicable to the Adviser, noting that the proposed standard of liability is consistent with industry standards and the requirements of Section 17(i) of the 1940 Act and is substantially the same as the standard of liability applicable to Fund subadvisers under their respective subadvisory agreements with the Adviser.

Amendment 3. The Board considered with respect to Amendment 3 and the new Service Agreement with the Adviser that the transfer to the Service Agreement of the non-advisory services currently performed by the Adviser under the Advisory Agreement would not result in any change in the level and quality of services provided to the Funds, would provide greater flexibility in that future changes to the non-advisory services arrangements for the Funds would no longer require the expense of obtaining shareholder approval and would not, without further Board approval, result in any material increase in the costs to the Funds of the Adviser’s provision of such services. With respect to the change pursuant to Amendment 3 under which JHT will reimburse the Adviser for the provision of services to the Funds by an officer or employee of the Adviser who is serving as Treasurer or Secretary of JHT, the Board took into account that management represented that such change is not expected to have any material impact on the expenses borne by the Funds and concluded that it was not unreasonable for JHT to bear such expenses. The Board concluded that the proposed amendment and the Service Agreement are in the best interests of the Funds and their shareholders (including contract owners), that the services to be performed under the Service Agreement are required for the operation of the Funds and that the reimbursement arrangement under the Service Agreement is fair and reasonable.

169

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Amendment 4. The Board considered with respect to Amendment 4 the benefit to each Lifestyle Trust and the Index Allocation Trust of having a different advisory fee on Affiliated Fund Assets than on Other Assets. The Board noted that the Adviser currently receives an advisory fee at the underlying fund level with respect to Affiliated Fund Assets but would not receive any comparable compensation with respect to investments in Other Assets, that it was reasonable to provide for such compensation in view of the services to be provided by the Adviser. The Board also noted that providing the Adviser with the ability to invest in both Affiliated Fund Assets and Other Assets as deemed appropriate by the Adviser was a benefit to each Fund. The Board took into account that, although the advisory fee with respect to investments in Other Assets will increase, the increase is expected to be offset in whole or in part by a decrease in underlying fund expenses. The Board also noted that in the event that a Fund should invest in Other Assets that are shares of an underlying fund that is advised by the Adviser or one of its affiliates but is not a fund of JHT, JHF II or JHF III, the Adviser intends to waive a portion of its advisory fee or reimburse the Fund and that this fee waiver is intended to provide the Adviser and its affiliate with the same aggregate advisory fee at the Fund and underlying fund levels that the Adviser would receive if such Other Assets were Affiliated Fund Assets.

170

John Hancock Trust

Trustees and Officers Information (Unaudited)

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of John Hancock Funds II (since 2005).
Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)[2]
Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)[2]
Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Funds II (since 2005).
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investors Bank and Trust Company (since 1995); Investors Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998).
Trustee of John Hancock Funds II (since 2005);
Director, Phoenix Mutual Funds (since 1988).

F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)[3]	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

171

John Hancock Trust

Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[2,5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June 2004); President, U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

John D. Richardson[2,3] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

Keith F. Hartstein[4] 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company); Director, President and Chief Executive Officer, John Hancock Funds, LLC (“John Hancock Funds”); Director, President and Chief Executive Officer, Sovereign Asset Management LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; Director, Chairman and President, NM Capital Management, Inc. (NM Capital) (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[4] 601 Congress Street Boston, MA 02210 Born: 1955	Chief Financial Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Executive Vice President and Chief Financial Officer, John Hancock Funds, LLC, July 2005 to present; Senior Vice President and General Manager, Fixed Annuities, John Hancock Financial Services, September 2004 to July 2005; Executive Vice President, Operations, Manulife Wood Logan, July 2000 to September 2004.

Gordon M. Shone[4] 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Senior Vice President, John Hancock Life Insurance Company (U.S.A.), January 2001 to present. Vice President, The Manufacturers Life Insurance Company (U.S.A.), August 1998 to December 2000.
John D. Danello[4] 601 Congress Street Boston, MA 02110 Born: 1955	Secretary (since 2005)
Vice President/Chief Counsel, US Wealth Management, John Hancock Financial Services, Inc., February 2005 to present. Vice President/Chief Counsel, Life Insurance & Asset Management, Allmerica Financial Corporation, Inc., 2001 to February 2005.

Thomas M. Kinzler[4] 601 Congress Street Boston, MA 02110 Born: 1955	Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. 601 Congress Street Boston, MA 02210 Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Funds (since 2005), Vice President and Assistant Treasurer, Fidelity Investments, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments, (until 2001).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4	Affiliated with the Adviser.

5	Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter and/or certain other affiliates.

172

John Hancock Trust

For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY  A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE  The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more informationon the Public Reference Room, call 1-800-SEC-0330.

173

Management of the Trust

Trustees

James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritas
F. David Rolwing

Officers

Keith F. Hartstein, President and Chief Executive Officer
John G. Vrysen, Chief Operating Officer
Charles A. Rizzo, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Chief Legal Officer
John D. Danello, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTIA 2/08

John Hancock
the future is yours

John Hancock Trust

Lifestyle Trusts

Annual Report
December 31, 2007
Audited Financial Statements

0208: 1115014

John Hancock Trust
President’s Message

To Our Shareholders:

Financial markets grew increasingly volatile as 2007 progressed, as they faced a litany of challenges. The U.S. economy slowed, the hot merger and acquisition market in the first half dried up in the second half, corporate earnings decelerated, energy prices soared and the subprime lending industry experienced a meltdown that led to a seize-up in the mortgage and credit markets. Despite the roller coaster, the broad U.S. market managed to produce single-digit gains, with the Standard & Poor’s 500 Index returning 5.49% in 2007.

Bonds fared better, as the Federal Reserve Board cut short-term interest rates three times to help stabilize the credit markets, and safe-haven bonds — particularly Treasuries — were the beneficiaries. The Lehman Brothers U.S. Aggregate Index returned 6.97% for the year. And for the fifth year in a row, world stock markets outperformed the U.S., largely on the strength of outsized gains from emerging markets and a weak dollar.

Such a volatile year provides a vivid illustration of the value of maintaining a diversified investment portfolio, which helps shelter investors from the risk of any one sector falling out of favor. As we have said many times, with diversification, there is typically some investment “basket” that is doing well, helping to offset losses that may be occurring elsewhere in the portfolio.

After such a year, it is wise to take another look at your investment weightings to ensure that the outperformers in 2007 — such as energy stocks and emerging markets — have not become too large a component in your portfolio. The job is automatically done for you by our Lifestyle Portfolio managers if you are invested in one.

Beyond that, we recommend meeting with your investment professional to do the same across your other investments. For example, if you own or are contemplating making a variable annuity a part of your long-term investment strategy, you may be able to take advantage of new features that can provide a level of retirement income that is guaranteed regardless of how markets perform. It’s just such an annual tune-up that may help ensure proper diversification aimed at maximizing long-term results.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

Not part of the annual report

2

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4–9
Shareholder Expense Example	10
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	16
Financial Highlights	17
Portfolio of Investments (See below for each Portfolio’s page #)	20–22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Tax Information (Unaudited)	34
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	35
Shareholder Letter	37
Trustees and Officers	38
For More Information	40

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	5	20
Lifestyle Growth Trust	6	20
Lifestyle Balanced Trust	7	21
Lifestyle Moderate Trust	8	21
Lifestyle Conservative Trust	9	21

3

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten-year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2007. The views expressed are those of the portfolio manager as of December 31, 2007, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed, by banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Lifestyle Aggressive Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›  To achieve long-term growth of capital by investing 100% of the Portfolio’s assets in other portfolios of the Trust (underlying portfolios) that invest primarily in equity securities. Current income is not a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total*
Emerging Markets	2.97
International Large Cap	7.94
International Mid Cap	7.97
International Small Cap	11.93
Natural Resources	3.52
U.S. Large Cap	39.82
U.S. Mid Cap	13.65
U.S. Small Cap	12.20
Total	100.00

*  Percentages are based on net assets as of 12-31-2007.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2007, the Lifestyle Aggressive Trust Series I returned +8.55%, outperforming the +5.49% return of the S&P 500 Index.

Environment  ›  The Portfolio benefited significantly from its international allocations. International Core (GMO), with an 8% position in the Portfolio, was helped by positions in the German consumer discretionary sector and in United Kingdom telecommunications stocks. Also contributing to the Portfolio was a 3% position we initiated in May to Emerging Markets Value (DFA). Emerging markets as an asset class benefited from strong economic growth across a variety of developing nations. Natural Resources (Wellington), a 4% stake in the portfolio, finished the year with exceptional gains fueled by strength in crude oil prices, industrial metals and other commodities. Excellent stock selection in both the energy and metals & mining segments helped the fund significantly beat its benchmark.

One of the Portfolio’s largest holdings and best contributors was Blue Chip Growth (T. Rowe Price). This large-cap growth fund benefited from a combination of excellent stock picks in the energy sector and an overweighting in technology, one of the stronger sectors in 2007. Two mid-cap growth funds, Vista (American Century) and Mid Cap Stock (Wellington), also added to the Portfolio’s performance. Both funds benefited from their materials and industrial holdings and from excellent security selection in the consumer discretionary sector.

One holding that detracted from performance was Quantitative Value (MFC Global USA), a large-cap value strategy that was hurt by its exposure to the troubled financials sector. Likewise, Core Equity Trust (Legg Mason) suffered because of its relatively high exposure to stocks linked to housing. Poor security selection in telecommunications and an underweight to the energy sector also hurt performance.

Outlook  ›  The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ended December 31, 2007	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive Trust Series I (began 1/7/97)	8.55%	16.77%	5.38%	117.11%	68.95%
Lifestyle Aggressive Trust Series II2 (began 1/28/02)	8.31%	16.63%	5.32%	115.79%	67.93%
Lifestyle Aggressive Trust Series NAV[3] (began 4/29/05)	8.55%	16.79%	5.39%	117.30%	69.10%
S&P 500 Index	5.49%	12.83%	5.91%	82.86%	77.56%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5

Lifestyle Growth Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›  To achieve long-term growth of capital by investing approximately 20% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed- income securities and approximately 80% of its assets in underlying portfolios that invest primarily in equity securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total*
Emerging Markets	1.97
International Large Cap	6.00
International Mid Cap	6.03
International Small Cap	7.01
Natural Resources	2.98
Real Estate	1.65
U.S. Large Cap	40.12
U.S. Mid Cap	8.45
U.S. Small Cap	5.65
Total Equity	79.86

Fixed Income Asset Allocation
Bank Loan	0.16
Global Bond	2.02
High Yield Bond	6.83
Intermediate Bond	4.08
Multi-Sector Bond	3.98
Treasury Inflation-Protected Securities	3.07
Total Fixed Income	20.14
Total	100.00

*  Percentages are based on net assets as of 12-31-2007.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2007, the Lifestyle Growth Trust Series I returned +7.44%, outperforming the +5.88% return of the Combined Index.

Environment  ›  The Portfolio benefited significantly from the strong performance of international funds. International Opportunities (Marsico), with a 4% position in the Portfolio, was aided by positions in Hong Kong telecommunications and Canadian materials. Also contributing to the portfolio was a 2% position we initiated in May to Emerging Markets Value (DFA). Emerging markets as an asset class benefited from strong economic growth across a variety of developing nations. Natural Resources (Wellington), a 3% stake in the Portfolio, finished the year with exceptional gains fueled by strength in crude oil prices, industrial metals and other commodities. Excellent stock selection in both the energy and metals & mining segments helped the fund significantly beat its benchmark.

Another solid contributor was Blue Chip Growth (T. Rowe Price). This large-cap growth fund benefited from a combination of excellent stock picks in the energy equipment and services segment as well as an overweighting in technology, one of the stronger sectors in 2007. Two mid-cap growth funds, Vista (American Century) and Mid Cap Stock (Wellington), also added to performance.

Detracting from performance was Quantitative Value (MFC Global USA), a large-cap value strategy that was hurt by its exposure to the troubled financials sector. Likewise, Core Equity Trust (Legg Mason) suffered because of its relatively high exposure to stocks linked to housing. The Portfolio’s performance also was weighed down by its real estate exposure. Both Real Estate Equity (T. Rowe Price) and Global Real Estate (Deutsche Asset Management) struggled, as real estate markets sold off after a good year in 2006.

Our 20% allocation to fixed income hurt performance. Specifically, our 7% allocation to high yield was a detractor. Partially offsetting this allocation were the strong returns from Real Return Bond (PIMCO) and Global Bond (PIMCO). Real Return Bond benefited from the flight to quality that occurred during the year, while Global Bond benefited from its exposure to non-U.S. currencies.

Outlook  ›  The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ended December 31, 2007	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Trust Series I (began 1/7/97)	7.44%	14.49%	6.06%	96.71%	80.05%
Lifestyle Growth Trust Series II2 (began 1/28/02)	7.26%	14.34%	5.99%	95.46%	78.89%
Lifestyle Growth Trust Series NAV[3] (began 4/29/05)	7.55%	14.53%	6.08%	97.07%	80.37%
S&P 500 Index	5.49%	12.83%	5.91%	82.86%	77.56%
Combined Index[4]	5.88%	11.18%	6.14%	69.86%	81.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 80% S&P 500 Index and 20% of the Lehman Brothers U.S. Aggregate Index.

6

Lifestyle Balanced Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›  To achieve a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio invests approximately 40% of the portfolio’s assets in underlying portfolios that invest primarily in fixed- income securities and approximately 60% of its assets in underlying portfolios that invest primarily in equity securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total*
Emerging Markets	1.99
International Large Cap	1.98
International Mid Cap	4.00
International Small Cap	4.96
Natural Resources	2.97
Real Estate	4.06
U.S. Large Cap	37.01
U.S. Mid Cap	1.99
U.S. Small Cap	1.96
Total Equity	60.92

Fixed Income Asset Allocation
Bank Loan	0.16
Global Bond	3.02
High Yield Bond	12.95
Intermediate Bond	9.06
Multi-Sector Bond	8.97
Treasury Inflation-Protected Securities	4.92
Total Fixed Income	39.08
Total	100.00

*  Percentages are based on net assets as of 12-31-2007.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2007, the Lifestyle Balanced Trust Series I returned +6.47%, outperforming the +6.22% return of the Combined Index.

Environment  ›  The Portfolio benefited significantly from the strong performance of international funds, including a new 2% allocation to Emerging Markets Value (DFA). A 3% stake in Natural Resources (Wellington) also aided the Portfolio, as the fund benefited from the strength in the prices of crude oil, industrial metals and other commodities. An 9% allocation to Blue Chip Growth (T. Rowe Price) also helped performance. This large-cap growth fund was buoyed by a combination of excellent stock picks in the energy sector and an overweighting in technology, one of the stronger sectors in 2007. In the fixed-income area, Real Return Bond (PIMCO) and Global Bond (PIMCO) delivered strong returns. Real Return Bond benefited from the flight to quality that occurred during the year, while Global Bond benefited from its exposure to non-U.S. currencies.

Conversely, the Portfolio’s 4.06% exposure to real estate weighed heavily on overall performance. At 3% of assets, Global Real Estate (Deutsche Asset Management) declined –10%, while Real Estate Equity (T. Rowe Price), a 1.5% allocation investing exclusively in U.S. REITs, fared even worse. Our dedicated exposure to high yield (a 13% allocation) also weighed on results. Among our equity funds, Core Equity (Legg Mason) suffered from its relatively high exposure to stocks linked to housing and from an underweight to the energy sector.

Outlook  ›  The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ended December 31, 2007	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Trust Series I (began 1/7/97)	6.47%	12.54%	6.51%	80.50%	87.93%
Lifestyle Balanced Trust Series II2 (began 1/28/02)	6.26%	12.40%	6.45%	79.43%	86.80%
Lifestyle Balanced Trust Series NAV[3] (began 4/29/05)	6.52%	12.57%	6.53%	80.73%	88.16%
S&P 500 Index	5.49%	12.83%	5.91%	82.86%	77.56%
Combined Index[4]	6.22%	9.51%	6.26%	57.52%	83.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 60% S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index.

7

Lifestyle Moderate Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›   To achieve a balance between a high level of current income and growth of capital with a greater emphasis on income by investing approximately 60% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total*
International Large Cap	2.97
International Mid Cap	5.05
International Small Cap	3.00
Real Estate	3.05
U.S. Large Cap	21.90
U.S. Mid Cap	0.99
U.S. Small Cap	2.97
Total Equity	39.93

Fixed Income Asset Allocation
Bank Loan	0.48
Global Bond	6.05
High Yield Bond	11.75
Intermediate Bond	21.98
Long Term Bond	1.99
Multi-Sector Bond	13.96
Treasury Inflation-Protected Securities	3.86
Total Fixed Income	60.07
Total	100.00

*  Percentages are based on net assets as of 12-31-2007.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2007, the Lifestyle Moderate Trust Series I returned +5.29%, underperforming the +6.52% return of the Combined Index.

Environment  ›  The Portfolio’s largest holding at roughly 12% of assets, Total Return (PIMCO), was a solid contributor to the Portfolio. This fund benefited from its concentration in investment-grade bonds against the backdrop of the subprime meltdown. Another PIMCO managed fund, Global Bond, also contributed positively to the Portfolio as its return was boosted by the weak dollar. Our 4% position in Real Return Bond (PIMCO) helped as well. This fund invests in Treasury Inflation Protected Securities (TIPS), which benefited from investors’ preference for the safety of U.S. government issues.

Blue Chip Growth (T. Rowe Price) was a solid equity performer. This large-cap growth fund benefited from a combination of excellent stock picks in the energy equipment and services segment. An overweighting in technology, one of the stronger sectors in 2007, also helped performance.

The Portfolio’s performance was weighed down by its real estate exposure. At 2% of assets, Global Real Estate (Deutsche Asset Management) declined –10%, while Real Estate Equity (T. Rowe Price), a 1.06% allocation investing exclusively in U.S. REITs, fared even worse. Both managers also trailed their respective benchmarks. Our 12% allocation to high yield also detracted from results, with all three managers trailing the Lehman Brothers U.S. Aggregate Index (LBA). Among our equity funds, a negative contributor for the year was Core Equity Trust (Legg Mason), which suffered due to its relatively high exposure to stocks linked to housing and from an underweight to the energy sector.

Outlook  ›  The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ended December 31, 2007	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Trust Series I (began 1/7/97)	5.29%	9.64%	6.34%	58.42%	84.87%
Lifestyle Moderate Trust Series II2 (began 1/28/02)	5.08%	9.52%	6.28%	57.54%	83.82%
Lifestyle Moderate Trust Series NAV[3] (began 4/29/05)	5.34%	9.67%	6.35%	58.62%	85.10%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%	24.17%	78.64%
Combined Index[4]	6.52%	7.83%	6.27%	45.79%	83.68%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 40% S&P 500 Index and 60% of the Lehman Brothers U.S. Aggregate Index.

8

Lifestyle Conservative Trust

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›  To achieve a high level of current income with some consideration given to growth of capital by investing approximately 80% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total*
International Mid Cap	1.98
International Small Cap	2.98
Real Estate	3.98
U.S. Large Cap	11.00
Total Equity	19.94

Fixed Income Asset Allocation
Bank Loan	0.48
Global Bond	8.04
High Yield Bond	7.96
Intermediate Bond	28.05
Long-Term Bond	5.01
Multi-Sector Bond	15.97
Short-Term Bond	10.69
Treasury Inflation-Protected Securities	3.86
Total Fixed Income	80.06
Total	100.00

*  Percentages are based on net assets as of 12-31-2007.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2007, the Lifestyle Conservative Trust Series I returned +5.38%, underperforming the +6.77% return of the Combined Index.

Environment  ›  The Portfolio’s largest holding at roughly 16% of assets, Total Return (PIMCO), was a solid contributor to performance. This fund benefited from its concentration in investment-grade bonds against the backdrop of the subprime meltdown. Another PIMCO managed fund, Global Bond, also contributed positively to the Portfolio as its return was boosted by the weak dollar. Our 4% position in Real Return Bond (PIMCO) helped as well. This fund benefited from investors’ preference for the safety of U.S. government issues. In the equity sector, one significant contributor was Value and Restructuring (Excelsior), a large-cap value fund that benefited from an overweight in the energy and materials sectors.

The Portfolio’s performance was weighed down by its real estate exposure. At 3% of assets, Global Real Estate (Deutsche Asset Management) declined –10%, while Real Estate Equity (T. Rowe Price), a 1.1% allocation investing exclusively in U.S. REITs, fared even worse. Our 8% allocation to high yield detracted from results, with all three managers trailing the Lehman Brothers U.S. Aggregate Index (LBA).

Outlook  ›  The outlook for 2008 is highly uncertain. While some economists and managers feel that slower economic growth will lead to a recession, others are confident that the threat of recession is low. However, experts on both sides feel the markets could be in for continued volatility as we head into the new year. Key factors that will likely influence the direction of the market in 2008 are whether inflation remains contained, whether dollar weakness continues, and how the price of oil and the struggling housing market affect consumer spending. The presidential election is also expected to contribute to market uncertainty. Amid these challenging crosscurrents, we continue to believe in the value of maintaining a diversified portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ended December 31, 2007	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Trust Series I (began 1/7/97)	5.38%	7.31%	6.33%	42.29%	84.70%
Lifestyle Conservative Trust Series II2 (began 1/28/02)	5.17%	7.17%	6.26%	41.40%	83.49%
Lifestyle Conservative Trust Series NAV[3] (began 4/29/05)	5.35%	7.33%	6.34%	42.46%	84.92%
Lehman Brothers U.S. Aggregate Index	6.97%	4.42%	5.97%	24.17%	78.64%
Combined Index[4]	6.77%	6.14%	6.17%	34.69%	82.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 20% S&P 500 Index and 80% of the Lehman Brothers U.S. Aggregate Index.

9

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio ** †
Lifestyle Aggressive
Series I — Actual	$1,000.00	$988.88	$0.60	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	987.71	1.60	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.59	1.63	0.32%
Series NAV — Actual	1,000.00	989.35	0.35	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.85	0.36	0.07%
Lifestyle Growth
Series I — Actual	$1,000.00	$999.78	$0.55	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%
Series II — Actual	1,000.00	999.22	1.56	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.64	1.58	0.31%
Series NAV — Actual	1,000.00	1,000.30	0.30	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Balanced
Series I — Actual	$1,000.00	$1,007.23	$0.56	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%
Series II — Actual	1,000.00	1,005.98	1.57	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.64	1.58	0.31%
Series NAV — Actual	1,000.00	1,007.00	0.30	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

10

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period * 7/1/2007– 12/31/2007	Annualized Expense Ratio ** †
Lifestyle Moderate
Series I — Actual	$1,000.00	$1,014.85	$0.56	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%
Series II — Actual	1,000.00	1,014.42	1.57	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.64	1.58	0.31%
Series NAV — Actual	1,000.00	1,015.34	0.30	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Conservative
Series I — Actual	$1,000.00	$1,032.85	$0.56	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%
Series II — Actual	1,000.00	1,031.74	1.59	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.64	1.58	0.31%
Series NAV — Actual	1,000.00	1,032.51	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

**	Lifestyle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

†	Lifestyle Aggressive:
Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.34% and 1.53% based on the mix of underlying funds held by the portfolio.

Lifestyle Growth:
Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 1.14% based on the mix of underlying funds held by the portfolio.

Lifestyle Balanced:
Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 1.14% based on the mix of underlying funds held by the portfolio.

Lifestyle Moderate:
Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.34% and 1.53% based on the mix of underlying funds held by the portfolio.

Lifestyle Conservative:
Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.63% and 1.06% based on the mix of underlying funds held by the portfolio.

11

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2007

Assets	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced
Investments in affiliated funds, at value (Note 8)	$593,532,015	$14,199,000,745	$10,664,293,171
Total investments, at value	593,532,015	14,199,000,745	10,664,293,171
Receivable for investments sold	54,704	24,062,988	18,248,014
Receivable for fund shares sold	941,161	10,640,728	1,513,881
Receivable due from adviser	1,824	4,852	5,439
Other assets	—	579	—
Total assets	594,529,704	14,233,709,892	10,684,060,505

Liabilities
Payable for investments purchased	935,776	33,682,502	18,862,048
Payable for fund shares repurchased	53,615	808,244	742,675
Payable to affiliates
Fund administration expenses	6,018	131,121	97,648
Trustees’ fees	187	3,614	2,066
Other payables and accrued expenses	24,774	222,900	174,895
Total liabilities	1,020,370	34,848,381	19,879,332

Net assets
Capital paid-in	539,676,212	13,496,091,296	10,174,328,310
Undistributed net investment income (loss)	673,021	1,916,249	1,614,039
Accumulated undistributed net realized gain (loss) on investments	54,475,258	598,758,107	350,838,866
Net unrealized appreciation (depreciation) on investments	(1,315,157)	102,095,859	137,399,958
Net assets	$593,509,334	$14,198,861,511	$10,664,181,173
Investments in affiliated issuers, at cost	$594,847,172	$14,096,904,886	$10,526,893,213

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$217,126,616	$946,190,899	$1,065,130,314
Shares outstanding	20,071,609	68,755,266	78,258,291
Net asset value, offering price and redemption price per share	$10.82	$13.76	$13.61

Series II
Net assets	$331,752,949	$13,018,454,609	$9,495,729,546
Shares outstanding	30,741,793	948,277,201	700,455,119
Net asset value, offering price and redemption price per share	$10.79	$13.73	$13.56

Series NAV
Net assets	$44,629,769	$234,216,003	$103,321,313
Shares outstanding	4,124,346	17,001,797	7,579,424
Net asset value, offering price and redemption price per share	$10.82	$13.78	$13.63

12

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2007

Assets	Lifestyle Moderate	Lifestyle Conservative
Investments in affiliated funds, at value (Note 8)	$2,387,643,580	$925,372,012
Total investments, at value	2,387,643,580	925,372,012
Receivable for investments sold	11,926,819	4,626,536
Receivable for fund shares sold	547,484	442,274
Receivable due from adviser	2,324	1,767
Total assets	2,400,120,207	930,442,589

Liabilities
Payable for investments purchased	12,066,275	4,918,506
Payable for fund shares repurchased	373,746	137,596
Payable to affiliates
Fund administration expenses	21,027	7,715
Trustees’ fees	331	123
Other payables and accrued expenses	50,679	28,853
Total liabilities	12,512,058	5,092,793

Net assets
Capital paid-in	2,331,669,233	926,581,749
Undistributed net investment income (loss)	—	3,175
Accumulated undistributed net realized gain (loss) on investments	38,265,556	11,563,859
Net unrealized appreciation (depreciation) on investments	17,673,360	(12,798,987)
Net assets	$2,387,608,149	$925,349,796
Investments in affiliated issuers, at cost	$2,369,970,220	$938,170,999

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$333,396,750	$181,966,045
Shares outstanding	25,649,338	13,979,042
Net asset value, offering price and redemption price per share	$13.00	$13.02

Series II
Net assets	$2,041,652,753	$738,428,527
Shares outstanding	157,700,771	56,977,137
Net asset value, offering price and redemption price per share	$12.95	$12.96

Series NAV
Net assets	$12,558,646	$4,955,224
Shares outstanding	965,533	380,163
Net asset value, offering price and redemption price per share	$13.01	$13.03

13

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the year ended December 31, 2007

Investment income	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced
Income distributions received from affiliated underlying funds	$9,535,032	$394,489,055	$445,193,551
Total investment income	9,535,032	394,489,055	445,193,551

Expenses
Investment management fees (Note 3)	256,253	5,250,761	4,026,995
Series I distribution and service fees (Note 3)	117,921	506,560	566,231
Series II distribution and service fees (Note 3)	878,176	28,704,955	21,261,783
Fund administration fees (Note 3)	61,381	1,191,688	921,976
Audit and legal fees	33,542	266,033	215,758
Printing and postage fees (Note 3)	19,780	453,570	347,848
Custodian fees	12,000	12,000	12,000
Trustees’ fees (Note 4)	9,486	176,784	137,484
Registration and filing fees	6,816	122,127	94,591
Miscellaneous	2,567	38,466	32,061
Total expenses	1,397,922	36,722,944	27,616,727
Net investment income (loss)	8,137,110	357,766,111	417,576,824

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	31,301,803	185,870,256	155,960,650
Capital gain distributions received from affiliated underlying funds	74,886,180	1,024,041,767	578,409,242
	106,187,983	1,209,912,023	734,369,892
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(64,127,638)	(751,578,581)	(594,409,547)
	(64,127,638)	(751,578,581)	(594,409,547)
Net realized and unrealized gain (loss)	42,060,345	458,333,442	139,960,345

Increase (decrease) in net assets from operations	$50,197,455	$816,099,553	$557,537,169

14

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the year ended December 31, 2007

Investment income	Lifestyle Moderate	Lifestyle Conservative
Income distributions received from affiliated underlying funds	$125,849,591	$57,990,113
Total investment income	125,849,591	57,990,113

Expenses
Investment management fees (Note 3)	893,537	337,552
Series I distribution and service fees (Note 3)	174,149	90,771
Series II distribution and service fees (Note 3)	4,498,354	1,573,055
Fund administration fees (Note 3)	205,577	77,267
Audit and legal fees	64,131	36,500
Printing and postage fees (Note 3)	76,814	28,282
Custodian fees	12,000	12,000
Trustees’ fees (Note 4)	30,684	11,474
Registration and filing fees	21,404	8,343
Miscellaneous	7,436	2,851
Total expenses	5,984,086	2,178,095
Net investment income (loss)	119,865,505	55,812,018

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	22,030,768	17,239,142
Capital gain distributions received from affiliated underlying funds	79,336,758	14,980,925
	101,367,526	32,220,067
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(117,914,139)	(45,673,899)
	(117,914,139)	(45,673,899)
Net realized and unrealized gain (loss)	(16,546,613)	(13,453,832)

Increase (decrease) in net assets from operations	$103,318,892	$42,358,186

15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Lifestyle Aggressive		Lifestyle Growth		Lifestyle Balanced
Increase (decrease) in net assets	Year ended 12-31-07	Year ended 12-31-06[1]	Year ended 12-31-07	Year ended 12-31-06[1]	Year ended 12-31-07	Year ended 12-31-06[1]
From operations
Net investment income (loss)	$8,137,110	$2,361,286	$357,766,111	$81,923,050	$417,576,824	$115,719,198
Net realized gain (loss)	106,187,983	59,494,814	1,209,912,023	431,321,058	734,369,892	222,506,831
Change in net unrealized appreciation (depreciation)	(64,127,638)	21,936,342	(751,578,581)	545,796,269	(594,409,547)	518,744,703
Increase (decrease) in net assets resulting from operations	50,197,455	83,792,442	816,099,553	1,059,040,377	557,537,169	856,970,732
Distributions to shareholders
From net investment income
Series I	(5,393,820)	(1,391,736)	(33,733,015)	(13,401,430)	(48,745,214)	(19,143,372)
Series II	(6,929,196)	(2,134,867)	(351,473,606)	(88,201,168)	(365,211,510)	(96,013,576)
Series IIIA	—	(23,498)	—	(136,322)	—	(180,793)
Series NAV	(748,165)	(28,873)	(6,332,203)	(698,192)	(3,681,563)	(387,715)
From net realized gain
Series I	(22,071,670)	(62,247,714)	(49,232,438)	(107,595,871)	(38,069,720)	(104,583,349)
Series II	(33,881,115)	(95,647,392)	(556,033,036)	(702,596,087)	(285,783,110)	(520,106,521)
Series IIIA	—	(1,054,028)	—	(1,123,040)	—	(1,027,172)
Series NAV	(2,834,107)	(1,291,039)	(8,257,295)	(5,459,421)	(2,553,783)	(2,024,918)
From capital paid-in
Series I	—	—	—	—	—	(2,890,736)
Series II	—	—	—	—	—	(14,386,991)
Series IIIA	—	—	—	—	—	(28,439)
Series NAV	—	—	—	—	—	(55,949)
Total distributions	(71,858,073)	(163,819,147)	(1,005,061,593)	(919,211,531)	(744,044,900)	(760,829,531)
From Fund share transactions (Note 5)	(22,062,621)	170,707,727	3,690,070,172	4,742,933,218	2,348,433,978	2,815,476,223
Total increase (decrease)	(43,723,239)	90,681,022	3,501,108,132	4,882,762,064	2,161,926,247	2,911,617,424

Net assets
Beginning of year	637,232,573	546,551,551	10,697,753,379	5,814,991,315	8,502,254,926	5,590,637,502
End of year	$593,509,334	$637,232,573	$14,198,861,511	$10,697,753,379	$10,664,181,173	$8,502,254,926

Undistributed net investment income (loss)	$673,021	$4,930,294	$1,916,249	$33,690,279	$1,614,039	—

	Lifestyle Moderate		Lifestyle Conservative
Increase (decrease) in net assets	Year ended 12-31-07	Year ended 12-31-06[1]	Year ended 12-31-07	Year ended 12-31-06[1]
From operations
Net investment income (loss)	$119,865,505	$34,486,253	$55,812,018	$18,222,794
Net realized gain (loss)	101,367,526	35,165,473	32,220,067	10,570,631
Change in net unrealized appreciation (depreciation)	(117,914,139)	98,279,899	(45,673,899)	24,589,830
Increase (decrease) in net assets resulting from operations	103,318,892	167,931,625	42,358,186	53,383,255
Distributions to shareholders
From net investment income
Series I	(19,339,004)	(7,622,841)	(12,446,736)	(5,558,723)
Series II	(100,017,001)	(28,263,387)	(43,079,918)	(14,188,605)
Series IIIA	—	(69,820)	—	(89,607)
Series NAV	(522,919)	(52,793)	(290,142)	(48,304)
From net realized gain
Series I	(7,784,745)	(22,267,704)	(2,410,267)	(7,807,735)
Series II	(40,019,370)	(82,239,331)	(8,457,702)	(19,855,705)
Series IIIA	—	(210,439)	—	(129,832)
Series NAV	(181,908)	(149,469)	(54,352)	(65,375)
From capital paid-in
Series I	—	(610,037)	—	—
Series II	—	(2,254,636)	—	—
Series IIIA	—	(5,775)	—	—
Series NAV	—	(4,094)	—	—
Total distributions	(167,864,947)	(143,750,326)	(66,739,117)	(47,743,886)
From Fund share transactions (Note 5)	538,092,709	449,899,362	251,597,642	85,697,920
Total increase (decrease)	473,546,654	474,080,661	227,216,711	91,337,289

Net assets
Beginning of year	1,914,061,495	1,439,980,834	698,133,085	606,795,796
End of year	$2,387,608,149	$1,914,061,495	$925,349,796	$698,133,085

Undistributed net investment income (loss)	—	—	$3,175	—

1	Series IIIA shares were terminated on 10-4-06

16

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data

		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)

Lifestyle Aggressive

SERIES I
12-31-2007	11.27	0.16	[1,2]	0.76	0.92	(0.27)	(1.10)	—	(1.37)	10.82	8.55	[3]	0.11	[4]	0.11	[4,11]	1.39	[1]	217	44
12-31-2006	13.46	0.06	[1,2]	1.71	1.77	(0.09)	(3.87)	—	(3.96)	11.27	15.46	[3]	0.11	[4]	0.11	[4]	0.52	[1]	251	32
12-31-2005	12.59	0.06	[1,2]	1.23	1.29	(0.07)	(0.35)	—	(0.42)	13.46	10.64	[3]	0.12	[4]	0.12	[4]	0.51	[1]	210	112
12-31-2004	10.93	0.04	[1]	1.70	1.74	(0.04)	(0.04)	—	(0.08)	12.59	16.06	[3]	0.07	[4]	0.07	[4]	0.31	[1]	486	57
12-31-2003	8.14	0.02	[1]	2.81	2.83	(0.02)	—	(0.02)	(0.04)	10.93	34.91	[3,5]	0.08	[4,6]	0.07	[4]	0.23	[1]	328	53
SERIES II
12-31-2007	11.22	0.14	[1,2]	0.75	0.89	(0.22)	(1.10)	—	(1.32)	10.79	8.31	[3]	0.31	[4]	0.31	[4,11]	1.23	[1]	332	44
12-31-2006	13.44	0.04	[1,2]	1.69	1.73	(0.09)	(3.86)	—	(3.95)	11.22	15.19	[3]	0.31	[4]	0.31	[4]	0.32	[1]	367	32
12-31-2005	12.59	0.03	[1,2]	1.24	1.27	(0.07)	(0.35)	—	(0.42)	13.44	10.47	[3]	0.29	[4]	0.29	[4]	0.26	[1]	331	112
12-31-2004	10.93	0.04	[1]	1.70	1.74	(0.04)	(0.04)	—	(0.08)	12.59	16.06	[3]	0.07	[4]	0.07	[4]	0.30	[1]	294	57
12-31-2003	8.14	0.02	[1]	2.81	2.83	(0.02)	—	(0.02)	(0.04)	10.93	34.91	[3,5]	0.08	[4,6]	0.07	[4]	0.11	[1]	158	53
SERIES NAV
12-31-2007	11.28	0.19	[1,2]	0.73	0.92	(0.28)	(1.10)	—	(1.38)	10.82	8.55	[3]	0.06	[4]	0.06	[4,11]	1.66	[1]	45	44
12-31-2006	13.47	0.03	[1,2]	1.74	1.77	(0.09)	(3.87)	—	(3.96)	11.28	15.48	[3]	0.06	[4]	0.06	[4]	0.29	[1]	19	32
12-31-2005[7]	11.61	(0.01)[1,2]		1.87	1.86	— [8]	— [8]	—	— [8]	13.47	16.03	[3,9]	0.07	[4,10]	0.07	[4,10]	(0.06)[1,10]		2	112

Lifestyle Growth

SERIES I
12-31-2007	13.94	0.40	[1,2]	0.61	1.01	(0.49)	(0.70)	—	(1.19)	13.76	7.44	[3]	0.11	[4]	0.11	[4,12]	2.84	[1]	946	17
12-31-2006	14.06	0.18	[1,2]	1.57	1.75	(0.21)	(1.66)	—	(1.87)	13.94	13.50	[3]	0.10	[4]	0.10	[4]	1.31	[1]	1,030	22
12-31-2005	13.40	0.17	[1,2]	0.94	1.11	(0.17)	(0.28)	—	(0.45)	14.06	8.66	[3]	0.12	[4]	0.12	[4]	1.30	[1]	901	111
12-31-2004	11.86	0.13	[1]	1.58	1.71	(0.13)	(0.04)	—	(0.17)	13.40	14.57	[3]	0.07	[4]	0.07	[4]	0.98	[1]	1,730	48
12-31-2003	9.28	0.09	[1]	2.61	2.70	(0.09)	(0.01)	(0.02)	(0.12)	11.86	29.55	[3]	0.07	[4]	0.07	[4]	0.84	[1]	1,224	55
SERIES II
12-31-2007	13.88	0.40	[1,2]	0.59	0.99	(0.44)	(0.70)	—	(1.14)	13.73	7.26	[3]	0.31	[4]	0.31	[4,12]	2.82	[1]	13,018	17
12-31-2006	14.03	0.13	[1,2]	1.59	1.72	(0.21)	(1.66)	—	(1.87)	13.88	13.28	[3]	0.30	[4]	0.30	[4]	0.96	[1]	9,552	22
12-31-2005	13.39	0.10	[1,2]	0.99	1.09	(0.17)	(0.28)	—	(0.45)	14.03	8.51	[3]	0.30	[4]	0.30	[4]	0.74	[1]	4,881	111
12-31-2004	11.85	0.13	[1]	1.58	1.71	(0.13)	(0.04)	—	(0.17)	13.39	14.59	[3]	0.07	[4]	0.07	[4]	0.75	[1]	2,117	48
12-31-2003	9.28	0.09	[1]	2.60	2.69	(0.09)	(0.01)	(0.02)	(0.12)	11.85	29.44	[3]	0.07	[4]	0.07	[4]	0.53	[1]	652	55
SERIES NAV
12-31-2007	13.96	0.45	[1,2]	0.58	1.03	(0.51)	(0.70)	—	(1.21)	13.78	7.55	[3]	0.06	[4]	0.06	[4,12]	3.22	[1]	234	17
12-31-2006	14.07	0.14	[1,2]	1.62	1.76	(0.21)	(1.66)	—	(1.87)	13.96	13.58	[3]	0.05	[4]	0.05	[4]	1.03	[1]	115	22
12-31-2005[7]	12.46	—	[1,2,8]	1.63	1.63	— [8]	(0.02)	—	(0.02)	14.07	13.08	[3,9]	0.06	[4,10]	0.06	[4,10]	(0.03)[1,10]		23	111

17

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data

		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)

Lifestyle Balanced

SERIES I
12-31-2007	13.84	0.60	[1,2]	0.27	0.87	(0.62)	(0.48)	—	(1.10)	13.61	6.47	[3]	0.11	[4]	0.11	[4,13]	4.28	[1]	1,065	13
12-31-2006	13.91	0.26	[1,2]	1.36	1.62	(0.25)	(1.40)	(0.04)	(1.69)	13.84	12.73	[3]	0.10	[4]	0.10	[4]	1.96	[1]	1,132	19
12-31-2005	13.79	0.27	[1,2]	0.62	0.89	(0.28)	(0.49)	—	(0.77)	13.91	6.88	[3]	0.12	[4]	0.12	[4]	2.08	[1]	1,031	99
12-31-2004	12.43	0.24	[1]	1.40	1.64	(0.24)	(0.04)	—	(0.28)	13.79	13.49	[3]	0.07	[4]	0.07	[4]	1.75	[1]	1,846	51
12-31-2003	10.30	0.19	[1]	2.22	2.41	(0.19)	(0.05)	(0.04)	(0.28)	12.43	23.97	[3]	0.07	[4]	0.07	[4]	1.59	[1]	1,331	55
SERIES II
12-31-2007	13.79	0.60	[1,2]	0.24	0.84	(0.59)	(0.48)	—	(1.07)	13.56	6.26	[3]	0.31	[4]	0.31	[4,13]	4.30	[1]	9,496	13
12-31-2006	13.89	0.21	[1,2]	1.38	1.59	(0.25)	(1.40)	(0.04)	(1.69)	13.79	12.51	[3]	0.30	[4]	0.30	[4]	1.60	[1]	7,318	19
12-31-2005	13.78	0.18	[1,2]	0.70	0.88	(0.28)	(0.49)	—	(0.77)	13.89	6.80	[3]	0.30	[4]	0.30	[4]	1.34	[1]	4,538	99
12-31-2004	12.43	0.24	[1]	1.39	1.63	(0.24)	(0.04)	—	(0.28)	13.78	13.41	[3]	0.07	[4]	0.07	[4]	1.39	[1]	2,101	51
12-31-2003	10.30	0.19	[1]	2.22	2.41	(0.19)	(0.05)	(0.04)	(0.28)	12.43	23.97	[3,5]	0.07	[4,6]	0.07	[4]	1.11	[1]	740	55
SERIES NAV
12-31-2007	13.86	0.65	[1,2]	0.23	0.88	(0.63)	(0.48)	—	(1.11)	13.63	6.52	[3]	0.06	[4]	0.06	[4,13]	4.67	[1]	103	13
12-31-2006	13.92	0.21	[1,2]	1.42	1.63	(0.25)	(1.40)	(0.04)	(1.69)	13.86	12.80	[3]	0.05	[4]	0.05	[4]	1.61	[1]	52	19
12-31-2005[7]	12.67	—	[1,2,8]	1.26	1.26	— [8]	(0.01)	—	(0.01)	13.92	9.94	[3,9]	0.06	[4,10]	0.06	[4,10]	(0.03)[1,10]		12	99

Lifestyle Moderate

SERIES I
12-31-2007	13.37	0.74	[1,2]	(0.06)	0.68	(0.75)	(0.30)	—	(1.05)	13.00	5.29	[3]	0.11	[4]	0.11	[4,14]	5.54	[1]	333	13
12-31-2006	13.35	0.30	[1,2]	0.99	1.29	(0.31)	(0.93)	(0.03)	(1.27)	13.37	10.42	[3]	0.11	[4]	0.11	[4]	2.33	[1]	349	19
12-31-2005	13.80	0.33	[1,2]	0.19	0.52	(0.33)	(0.64)	—	(0.97)	13.35	4.15	[3]	0.12	[4]	0.12	[4]	2.51	[1]	327	101
12-31-2004	12.79	0.31	[1]	1.07	1.38	(0.31)	(0.06)	—	(0.37)	13.80	11.04	[3]	0.07	[4]	0.07	[4]	2.26	[1]	582	55
12-31-2003	11.22	0.27	[1]	1.67	1.94	(0.27)	(0.06)	(0.04)	(0.37)	12.79	17.83	[3]	0.07	[4]	0.07	[4]	2.15	[1]	462	46
SERIES II
12-31-2007	13.32	0.74	[1,2]	(0.08)	0.66	(0.73)	(0.30)	—	(1.03)	12.95	5.08	[3]	0.31	[4]	0.31	[4,14]	5.56	[1]	2,042	13
12-31-2006	13.33	0.26	[1,2]	1.00	1.26	(0.31)	(0.93)	(0.03)	(1.27)	13.32	10.18	[3]	0.31	[4]	0.31	[4]	2.02	[1]	1,560	19
12-31-2005	13.80	0.24	[1,2]	0.26	0.50	(0.33)	(0.64)	—	(0.97)	13.33	4.00	[3]	0.30	[4]	0.30	[4]	1.80	[1]	1,108	101
12-31-2004	12.79	0.31	[1]	1.07	1.38	(0.31)	(0.06)	—	(0.37)	13.80	11.04	[3]	0.07	[4]	0.07	[4]	1.90	[1]	631	55
12-31-2003	11.22	0.27	[1]	1.67	1.94	(0.27)	(0.06)	(0.04)	(0.37)	12.79	17.83	[3]	0.07	[4]	0.07	[4]	1.58	[1]	286	46
SERIES NAV
12-31-2007	13.38	0.84	[1,2]	(0.15)	0.69	(0.76)	(0.30)	—	(1.06)	13.01	5.34	[3]	0.06	[4]	0.06	[4,14]	6.30	[1]	13	13
12-31-2006	13.35	0.24	[1,2]	1.06	1.30	(0.31)	(0.93)	(0.03)	(1.27)	13.38	10.50	[3]	0.06	[4]	0.06	[4]	1.88	[1]	5	19
12-31-2005[7]	12.59	(0.01)[1,2]		0.77	0.76	—	—	—	—	13.35	6.04	[9]	0.06	[4,10]	0.06	[4,10]	(0.06)[1,10]		2	101

18

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data

		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)

Lifestyle Conservative

SERIES I
12-31-2007	13.43	0.91	[1,2]	(0.21)	0.70	(0.93)	(0.18)	—	(1.11)	13.02	5.38	[3]	0.11	[4]	0.11	[4,15]	6.84	[1]	182	27
12-31-2006	13.42	0.39	[1,2]	0.67	1.06	(0.44)	(0.61)	—	(1.05)	13.43	8.44	[3]	0.11	[4]	0.11	[4]	3.00	[1]	171	34
12-31-2005	14.20	0.42	[1,2]	(0.05)	0.37	(0.43)	(0.72)	—	(1.15)	13.42	2.88	[3]	0.12	[4]	0.12	[4]	3.16	[1]	182	104
12-31-2004	13.64	0.42	[1]	0.71	1.13	(0.42)	(0.15)	—	(0.57)	14.20	8.59	[3]	0.07	[4]	0.07	[4]	2.80	[1]	373	44
12-31-2003	12.72	0.38	[1]	1.03	1.41	(0.39)	(0.10)	—	(0.49)	13.64	11.47	[3,5]	0.08	[4,6]	0.07	[4]	2.89	[1]	299	40
SERIES II
12-31-2007	13.37	0.91	[1,2]	(0.24)	0.67	(0.90)	(0.18)	—	(1.08)	12.96	5.17	[3]	0.31	[4]	0.31	[4,15]	6.85	[1]	738	27
12-31-2006	13.40	0.35	[1,2]	0.66	1.01	(0.43)	(0.61)	—	(1.04)	13.37	8.13	[3]	0.31	[4]	0.31	[4]	2.71	[1]	524	34
12-31-2005	14.19	0.32	[1,2]	0.04	0.36	(0.43)	(0.72)	—	(1.15)	13.40	2.81	[3]	0.30	[4]	0.30	[4]	2.39	[1]	422	104
12-31-2004	13.64	0.42	[1]	0.70	1.12	(0.42)	(0.15)	—	(0.57)	14.19	8.51	[3]	0.07	[4]	0.07	[4]	2.50	[1]	286	44
12-31-2003	12.72	0.38	[1]	1.03	1.41	(0.39)	(0.10)	—	(0.49)	13.64	11.46	[3,5]	0.08	[4,6]	0.07	[4]	2.21	[1]	154	40
SERIES NAV
12-31-2007	13.45	1.02	[1,2]	(0.32)	0.70	(0.94)	(0.18)	—	(1.12)	13.03	5.35	[3]	0.06	[4]	0.06	[4,15]	7.60	[1]	5	27
12-31-2006	13.44	0.29	[1,2]	0.77	1.06	(0.44)	(0.61)	—	(1.05)	13.45	8.43	[3]	0.06	[4]	0.06	[4]	2.22	[1]	3	34
12-31-2005[7]	12.99	(0.01)[1,2]		0.46	0.45	—	—	—	—	13.44	3.46	[9]	0.06	[4,10]	0.06	[4,10]	(0.06)[1,10]		1	104

1	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2	Based on the average of the shares outstanding.
3	Assumes dividend reinvestment.
4	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
5	Total returns would have been lower had certain expenses not been reduced during the periods shown.
6	Does not take into consideration expense reductions during the periods shown.
7	Series NAV shares began operations on 4-29-05.
8	Less than $0.01 per share.
9	Not annualized.
10	Annualized.
11	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.34% and 1.38% based on the mix of underlying funds held by the portfolio.
12	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 1.12% based on the mix of underlying funds held by the portfolio.
13	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 1.12% based on the mix of underlying funds held by the portfolio.
14	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.34% and 1.38% based on the mix of underlying funds held by the portfolio.
15	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.63% and 1.06% based on the mix of underlying funds held by the portfolio.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Lifestyle Aggressive Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
All Cap Core (Deutsche) (f)	385,259	$7,643,533
All Cap Value (Lord Abbett) (f)	1,450,416	11,806,388
Blue Chip Growth (T. Rowe Price) (f)	1,934,779	41,907,318
Capital Appreciation (Jennison) (f)	2,990,991	30,089,368
Core Equity (Legg Mason) (f)	1,307,309	17,321,841
Emerging Growth (MFC Global U.S.) (f)	1,225,317	11,812,056
Emerging Markets Value (DFA) (f)	1,212,330	17,651,530
Equity-Income (T. Rowe Price) (f)	715,856	11,761,516
Fundamental Value (Davis) (f)	1,073,354	17,656,677
International Core (GMO) (f)	3,295,394	47,321,863
International Equity Index B (SSgA) (f)	558,537	11,757,205
International Opportunities (Marsico) (f)	1,334,738	23,571,471
International Small Cap (Templeton) (f)	792,902	14,851,054
International Small Company (DFA) (f)	1,200,183	14,618,224
International Value (Templeton) (f)	2,423,217	41,340,086
Large Cap (UBS) (f)	808,972	11,657,286
Large Cap Value (BlackRock) (f)	266,210	5,957,790
Mid Cap Index (MFC Global U.S.A.) (f)	902,026	15,704,280
Mid Cap Intersection (Wellington) (f)	2,019,479	23,506,737
Mid Cap Stock (Wellington) (f)	748,228	11,994,093
Mid Cap Value (Lord Abbett) (f)	922,993	11,823,541
Mid Cap Value Equity (RiverSource) (f)	429,289	5,971,405
Natural Resources (Wellington) (f)	729,730	20,892,162
Overseas Equity (Capital Guardian) (f)	848,891	11,808,073
Quantitative Value (MFC Global U.S.A.) (f)	1,376,641	17,579,703
Small Cap (Independence) (f)	1,016,394	11,810,495
Small Cap Index (MFC Global U.S.A.) (f)	617,876	8,773,840
Small Cap Intrinsic Value (MFC Global U.S.) (f)	1,030,168	11,898,441
Small Company (American Century) (f)	922,747	10,417,809
Small Company Value (T. Rowe Price) (f)	970,207	17,667,461
U.S. Global Leaders Growth (Sustainable
Growth) (f)	325,056	4,375,256
U.S. Large Cap (Capital Guardian) (f)	726,454	11,594,199
U.S. Multi Sector (GMO) (f)	3,053,198	40,851,786
Value & Restructuring (UST) (f)	380,934	6,144,466
Vista (American Century) (f)	673,768	11,993,062

TOTAL INVESTMENT COMPANIES (Cost $594,847,172)		$593,532,015

Total Investments (Lifestyle Aggressive Trust)
(Cost $594,847,172) - 100.00%		$593,532,015
Liabilities in Excess of Other Assets - 0.00%		(22,681)

TOTAL NET ASSETS - 100.00%		$593,509,334

Lifestyle Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
500 Index (MFC Global U.S.A.) (f)	11,559,464	$144,146,518

Lifestyle Growth Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST
All Cap Core (Deutsche) (f)	27,124,822	$538,156,463
All Cap Growth (AIM) (f)	7,124,917	142,427,086
Blue Chip Growth (T. Rowe Price) (f)	31,415,128	680,451,677
Capital Appreciation (Jennison) (f)	57,468,313	578,131,225
Core Equity (Legg Mason) (f)	21,258,895	281,680,354
Emerging Markets Value (DFA) (f)	19,247,372	280,241,733
Equity-Income (T. Rowe Price) (f)	25,841,906	424,582,517
Floating Rate Income (WAMCO) (f)	1,860,000	23,250,000
Fundamental Value (Davis) (f)	25,852,952	425,281,055
Global Bond (PIMCO) (f)	18,936,561	287,078,264
Global Real Estate (Deutsche) (f)	11,439,692	138,534,670
High Income (MFC Global U.S.) (f)	11,567,351	138,461,191
High Yield (WAMCO) (f)	73,066,208	691,206,323
International Core (GMO) (f)	59,658,725	856,699,289
International Opportunities (Marsico) (f)	32,264,836	569,797,007
International Small Cap (Templeton) (f)	11,414,530	213,794,145
International Small Company (DFA) (f)	17,435,760	212,367,562
International Value (Templeton) (f)	33,310,898	568,283,917
Large Cap (UBS) (f)	9,634,646	138,835,254
Large Cap Value (BlackRock) (f)	6,368,782	142,533,333
Mid Cap Index (MFC Global U.S.A.) (f)	11,926,080	207,633,056
Mid Cap Intersection (Wellington) (f)	24,109,291	280,632,150
Mid Cap Stock (Wellington) (f)	17,808,043	285,462,923
Mid Cap Value (Lord Abbett) (f)	10,924,574	139,943,795
Mid Cap Value Equity (RiverSource) (f)	10,094,776	140,418,333
Natural Resources (Wellington) (f)	14,770,603	422,882,374
Overseas Equity (Capital Guardian) (f)	20,316,914	282,608,275
Quantitative Value (MFC Global U.S.A.) (f)	44,414,859	567,177,745
Real Estate Equity (T. Rowe Price) (f)	9,231,469	96,099,593
Real Return Bond (PIMCO) (f)	32,472,866	435,785,859
Small Cap (Independence) (f)	12,108,759	140,703,778
Small Cap Intrinsic Value (MFC Global U.S.) (f)	12,279,428	141,827,392
Small Cap Opportunities (Munder) (f)	11,727,235	240,760,126
Small Company Growth (AIM) (f)	8,821,287	139,464,548
Small Company Value (T. Rowe Price) (f)	7,688,540	140,008,321
Spectrum Income (T. Rowe Price) (f)	21,349,517	284,162,074
Strategic Bond (WAMCO) (f)	12,916,343	140,529,814
Strategic Income (MFC Global U.S.) (f)	10,260,404	140,670,138
Total Return (PIMCO) (f)	41,715,485	579,010,927
U.S. Global Leaders Growth (Sustainable
Growth) (f)	15,251,166	205,280,689
U.S. High Yield Bond (Wells Capital) (f)	11,220,893	140,373,374
U.S. Large Cap (Capital Guardian) (f)	17,647,363	281,651,921
U.S. Multi Sector (GMO) (f)	74,541,871	997,370,238
Value & Restructuring (UST) (f)	9,072,320	146,336,525
Vista (American Century) (f)	8,217,258	146,267,194

TOTAL INVESTMENT COMPANIES (Cost $14,096,904,886)		$14,199,000,745

Total Investments (Lifestyle Growth Trust)
(Cost $14,096,904,886) - 100.00%		$14,199,000,745
Liabilities in Excess of Other Assets - 0.00%		(139,234)

TOTAL NET ASSETS - 100.00%		$14,198,861,511

The accompanying notes are an integral part of the financial statements.

20

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Lifestyle Balanced Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
500 Index (MFC Global U.S.A.) (f)	8,725,960	$108,812,723
Active Bond (MFC Global U.S./Declaration) (f)	22,607,991	212,515,120
All Cap Core (Deutsche) (f)	10,924,743	216,746,901
Blue Chip Growth (T. Rowe Price) (f)	45,223,177	979,534,019
Core Bond (Wells Capital) (f)	17,128,440	214,619,352
Core Equity (Legg Mason) (f)	16,084,707	213,122,370
Emerging Markets Value (DFA) (f)	14,548,016	211,819,109
Equity-Income (T. Rowe Price) (f)	19,672,857	323,225,033
Floating Rate Income (WAMCO) (f)	1,400,000	17,500,000
Fundamental Value (Davis) (f)	13,139,950	216,152,179
Global Bond (PIMCO) (f)	21,232,409	321,883,327
Global Real Estate (Deutsche) (f)	26,098,127	316,048,316
High Income (MFC Global U.S.) (f)	17,377,787	208,012,108
High Yield (WAMCO) (f)	101,635,083	961,467,881
International Core (GMO) (f)	29,674,602	426,127,283
International Opportunities (Marsico) (f)	11,930,686	210,695,921
International Small Cap (Templeton) (f)	8,440,059	158,082,299
International Value (Templeton) (f)	21,708,628	370,349,200
Large Cap (UBS) (f)	14,765,957	212,777,446
Large Cap Value (BlackRock) (f)	14,585,765	326,429,415
Mid Cap Index (MFC Global U.S.A.) (f)	6,054,521	105,409,203
Mid Cap Stock (Wellington) (f)	6,684,776	107,156,965
Natural Resources (Wellington) (f)	11,076,922	317,132,290
Quantitative Value (MFC Global U.S.A.) (f)	16,750,528	213,904,248
Real Estate Equity (T. Rowe Price) (f)	11,254,983	117,164,371
Real Return Bond (PIMCO) (f)	39,076,562	524,407,463
Small Company Growth (AIM) (f)	6,602,649	104,387,874
Small Company Value (T. Rowe Price) (f)	5,723,781	104,230,058
Spectrum Income (T. Rowe Price) (f)	40,117,076	533,958,287
Strategic Bond (WAMCO) (f)	19,401,925	211,092,943
Strategic Income (MFC Global U.S.) (f)	15,461,589	211,978,381
Total Return (PIMCO) (f)	38,817,570	538,787,872
U.S. Global Leaders Growth (Sustainable
Growth) (f)	11,988,368	161,363,432
U.S. High Yield Bond (Wells Capital) (f)	16,908,406	211,524,158
U.S. Large Cap (Capital Guardian) (f)	13,249,261	211,458,205
U.S. Multi Sector (GMO) (f)	40,652,424	543,929,437
Value & Restructuring (UST) (f)	13,669,435	220,487,982

TOTAL INVESTMENT COMPANIES (Cost $10,526,893,213)		$10,664,293,171

Total Investments (Lifestyle Balanced Trust)
(Cost $10,526,893,213) - 100.00%		$10,664,293,171
Liabilities in Excess of Other Assets - 0.00%		(111,998)

TOTAL NET ASSETS - 100.00%		$10,664,181,173

Lifestyle Moderate Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
Active Bond (MFC Global U.S./Declaration) (f)	20,393,690	$191,700,683
Blue Chip Growth (T. Rowe Price) (f)	5,787,232	125,351,438
Core Bond (Wells Capital) (f)	3,793,326	47,530,370
Core Equity (Legg Mason) (f)	7,419,459	98,307,834
Equity-Income (T. Rowe Price) (f)	3,008,089	49,422,907
Floating Rate Income (WAMCO) (f)	924,800	11,559,999
Fundamental Value (Davis) (f)	6,041,082	99,375,796
Global Bond (PIMCO) (f)	9,532,932	144,519,245
Global Real Estate (Deutsche) (f)	3,916,203	47,425,215
High Income (MFC Global U.S.) (f)	5,881,806	70,405,214
High Yield (WAMCO) (f)	14,678,052	138,854,374
International Core (GMO) (f)	8,391,575	120,503,023
International Equity Index B (SSgA) (f)	1,121,390	23,605,250
International Opportunities (Marsico) (f)	1,341,291	23,687,191
International Value (Templeton) (f)	4,199,689	71,646,697
Investment Quality Bond (Wellington) (f)	4,208,432	47,471,115
Mid Cap Index (MFC Global U.S.A.) (f)	1,354,397	23,580,057
Overseas Equity (Capital Guardian) (f)	1,699,498	23,640,017
Real Estate Equity (T. Rowe Price) (f)	2,434,594	25,344,122
Real Return Bond (PIMCO) (f)	6,869,520	92,188,964
Small Company (American Century) (f)	2,095,119	23,653,898
Small Company Growth (AIM) (f)	1,496,907	23,666,106
Small Company Value (T. Rowe Price) (f)	1,303,752	23,741,324
Spectrum Income (T. Rowe Price) (f)	14,349,317	190,989,410
Strategic Bond (WAMCO) (f)	6,537,936	71,132,743
Strategic Income (MFC Global U.S.) (f)	5,186,564	71,107,792
Total Return (PIMCO) (f)	20,569,489	285,504,506
U.S. High Yield Bond (Wells Capital) (f)	5,694,819	71,242,187
U.S. Multi Sector (GMO) (f)	7,435,682	99,489,429
Value & Restructuring (UST) (f)	3,161,604	50,996,674

TOTAL INVESTMENT COMPANIES (Cost $2,369,970,220)		$2,387,643,580

Total Investments (Lifestyle Moderate Trust)
(Cost $2,369,970,220) - 100.00%		$2,387,643,580
Liabilities in Excess of Other Assets - 0.00%		(35,431)

TOTAL NET ASSETS - 100.00%		$2,387,608,149

Lifestyle Conservative Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
Active Bond (MFC Global U.S./Declaration) (f)	9,837,786	$92,475,185
Blue Chip Growth (T. Rowe Price) (f)	975,284	21,124,661
Core Bond (Wells Capital) (f)	1,482,069	18,570,327
Equity-Income (T. Rowe Price) (f)	1,228,217	20,179,610
Floating Rate Income (WAMCO) (f)	358,400	4,480,000
Fundamental Value (Davis) (f)	1,226,104	20,169,418
Global Bond (PIMCO) (f)	4,905,120	74,361,616

The accompanying notes are an integral part of the financial statements.

21

John Hancock Trust
Portfolio of Investments — December 31, 2007
(showing percentage of total net assets)

Lifestyle Conservative Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST
Global Real Estate (Deutsche) (f)	2,282,657	$27,642,977
High Income (MFC Global U.S.) (f)	1,532,499	18,344,008
High Yield (WAMCO) (f)	3,900,128	36,895,215
International Core (GMO) (f)	1,279,046	18,367,096
International Value (Templeton) (f)	1,614,170	27,537,742
Investment Quality Bond (Wellington) (f)	4,111,543	46,378,206
Real Estate Equity (T. Rowe Price) (f)	885,367	9,216,669
Real Return Bond (PIMCO) (f)	2,658,314	35,674,575
Spectrum Income (T. Rowe Price) (f)	5,555,808	73,947,808
Strategic Bond (WAMCO) (f)	3,394,381	36,930,866
Strategic Income (MFC Global U.S.) (f)	2,692,755	36,917,665
Total Return (PIMCO) (f)	10,696,845	148,472,215
U.S. Government Securities (WAMCO) (f)	7,733,428	98,910,545
U.S. High Yield Bond (Wells Capital) (f)	1,472,728	18,423,833
U.S. Multi Sector (GMO) (f)	1,507,524	20,170,671
Value & Restructuring (UST) (f)	1,251,153	20,181,104

TOTAL INVESTMENT COMPANIES (Cost $938,170,999)		$925,372,012

Total Investments (Lifestyle Conservative Trust)
(Cost $938,170,999) - 100.00%		$925,372,012
Liabilities in Excess of Other Assets - 0.00%		(22,216)

TOTAL NET ASSETS - 100.00%		$925,349,796

Footnotes

Percentages are stated as a percent of net assets.

(f)	The underlying fund’s subadviser.

The accompanying notes are an integral part of the financial statements.

22

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust” or “JHT”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, five of which are covered by this report are as follows: Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative (collectively, “Lifestyle Portfolios” or “the Portfolios”).

Each of the Lifestyle Portfolios is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Lifestyle Portfolios operate as a “fund of funds,” investing in Series NAV shares of underlying funds of the Trust, and in other permitted investments.

Lifestyle Portfolios’ underlying funds’ accounting policies are outlined in the shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File #811-04146, CIK 0000756913. The underlying funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares: Series I, Series II and Series NAV, which represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

2.  SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation  The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange (“NYSE”), normally at 4:00 p.m., Eastern Time. Investments by the Lifestyle Portfolios in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost.

In September 2006, Financial Accounting Standards Board (FASB) Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and the impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statement disclosure.

Security Transactions and Related Investment Income  Investment security transactions in the underlying affiliated funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded by the underlying affiliated funds on the ex-dividend date. Distributions from the underlying affiliated funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Guarantees and Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Allocations of Income and Expense  All income, expenses (except class-specific expenses), and realized and unrealized gain/loss are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at the Portfolio level.

Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. Expenses in the Lifestyle Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying affiliated funds. Because the affiliated underlying funds have varied expense levels and the Lifestyle Portfolios may own different proportions of the affiliated underlying funds at different times, the amount of fees and expenses incurred indirectly by the Lifestyle Portfolios will vary.

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ

23

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Board of Trustees. Under the Advisory Agreement, as compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Portfolios pay a monthly management fee to the Adviser equivalent, on an annual basis, to its pro rata portion of the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 of each of the five Lifestyle Portfolios of the Trust and each of the corresponding five Lifestyle Portfolios of John Hancock Funds II (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolios are not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended December 31, 2007 were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

MFC Global Investment Management (U.S.A.) Limited acts as Subadviser to the Lifestyle Portfolios

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2007, were equivalent to an annual effective rate of 0.01% of each Portfolio’s average daily net assets.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

4.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5.  FUND SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2007, and December 31, 2006, were as follows:

Lifestyle Aggressive	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,525,923	$28,169,884	5,099,321	$48,650,121
Distributions reinvested	2,547,587	27,465,490	6,101,577	63,639,450
Repurchased	(7,244,709)	(81,091,864)	(4,555,843)	(40,619,754)
Net increase (decrease)	(2,171,199)	($25,456,490)	6,645,055	$71,669,817
Series II shares
Sold	1,523,208	$17,127,533	2,827,442	$32,246,790
Distributions reinvested	3,795,580	40,810,311	9,402,140	97,782,259
Repurchased	(7,304,714)	(81,603,924)	(4,115,644)	(45,002,466)
Net increase (decrease)	(1,985,926)	($23,666,080)	8,113,938	$85,026,583
Series IIIA shares
Sold	—	—	80,639	$1,006,906
Distributions reinvested	—	—	103,808	1,077,526
Repurchased	—	—	(464,620)	(4,920,542)
Net increase (decrease)	—	—	(280,173)	($2,836,110)
Series NAV shares
Sold	2,260,826	$25,382,496	1,629,283	$17,693,043
Distributions reinvested	331,604	3,582,272	126,549	1,319,912
Repurchased	(168,227)	(1,904,819)	(201,375)	(2,165,518)
Net increase (decrease)	2,424,203	$27,059,949	1,554,457	$16,847,437
Net increase (decrease)	(1,732,922)	($22,062,621)	16,033,277	$170,707,727

1	Series IIIA shares were terminated on 10-4-06.

24

John Hancock Trust
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Lifestyle Growth	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,646,765	$37,367,935	8,102,286	$90,020,782
Distributions reinvested	6,049,568	82,965,453	9,377,840	120,997,301
Repurchased	(13,846,948)	(194,935,882)	(7,692,711)	(83,214,013)
Net increase (decrease)	(5,150,615)	($74,602,494)	9,787,415	$127,804,070
Series II shares
Sold	196,191,513	$2,766,515,698	279,190,784	$3,747,225,523
Distributions reinvested	66,306,081	907,506,642	61,476,372	790,797,255
Repurchased	(2,446,438)	(32,768,932)	(300,928)	(3,698,276)
Net increase (decrease)	260,051,156	$3,641,253,408	340,366,228	$4,534,324,502
Series IIIA shares
Sold	—	—	107,180	$1,502,845
Distributions reinvested	—	—	98,158	1,259,362
Repurchased	—	—	(869,795)	(11,013,747)
Net increase (decrease)	—	—	(664,457)	($8,251,540)
Series NAV shares
Sold	8,163,009	$115,649,808	6,494,331	$87,612,875
Distributions reinvested	1,061,473	14,589,498	476,767	6,157,613
Repurchased	(482,732)	(6,820,048)	(359,029)	(4,714,302)
Net increase (decrease)	8,741,750	$123,419,258	6,612,069	$89,056,186
Net increase (decrease)	263,642,291	$3,690,070,172	356,101,255	$4,742,933,218

1	Series IIIA shares were terminated on 10-4-06.

Lifestyle Balanced	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,460,311	$34,528,372	6,749,028	$69,458,774
Distributions reinvested	6,384,597	86,814,934	9,926,623	126,617,457
Repurchased	(12,371,911)	(172,412,809)	(8,973,755)	(97,504,761)
Net increase (decrease)	(3,527,003)	($51,069,503)	7,701,896	$98,571,470
Series II shares
Sold	122,835,364	$1,712,043,667	154,547,713	$2,057,469,374
Distributions reinvested	48,070,206	650,994,620	49,541,667	630,507,088
Repurchased	(1,288,595)	(17,087,445)	—	—
Net increase (decrease)	169,616,975	$2,345,950,842	204,089,380	$2,687,976,462
Series IIIA shares
Sold	—	—	55,884	$776,694
Distributions reinvested	—	—	97,432	1,236,404
Repurchased	—	—	(906,094)	(11,425,176)
Net increase (decrease)	—	—	(752,778)	($9,412,078)
Series NAV shares
Sold	3,823,341	$53,435,290	2,891,753	$38,794,453
Distributions reinvested	457,804	6,235,346	193,126	2,468,582
Repurchased	(433,295)	(6,117,997)	(221,986)	(2,922,666)
Net increase (decrease)	3,847,850	$53,552,639	2,862,893	$38,340,369
Net increase (decrease)	169,937,822	$2,348,433,978	213,901,392	$2,815,476,223

1	Series IIIA shares were terminated on 10-4-06.

25

John Hancock Trust
Notes to Financial Statements

FUND SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,397,108	$45,600,013	3,665,460	$42,760,810
Distributions reinvested	2,080,058	27,123,749	2,456,547	30,500,582
Repurchased	(5,946,466)	(79,414,822)	(4,511,422)	(54,780,911)
Net increase (decrease)	(469,300)	($6,691,060)	1,610,585	$18,480,481
Series II shares
Sold	32,149,304	$428,195,032	26,068,748	$333,743,396
Distributions reinvested	10,790,481	140,036,371	9,102,765	112,757,354
Repurchased	(2,334,336)	(31,084,168)	(1,202,744)	(15,586,674)
Net increase (decrease)	40,605,449	$537,147,235	33,968,769	$430,914,076
Series IIIA shares
Sold	—	—	17,382	$229,790
Distributions reinvested	—	—	23,179	286,034
Repurchased	—	—	(284,961)	(3,525,095)
Net increase (decrease)	—	—	(244,400)	($3,009,271)
Series NAV shares
Sold	673,573	$9,026,447	356,897	$4,595,488
Distributions reinvested	54,119	704,827	16,611	206,356
Repurchased	(155,228)	(2,094,740)	(101,681)	(1,287,768)
Net increase (decrease)	572,464	$7,636,534	271,827	$3,514,076
Net increase (decrease)	40,708,613	$538,092,709	35,606,780	$449,899,362

1	Series IIIA shares were terminated on 10-4-06.

Lifestyle Conservative	Year ended 12-31-07		Year ended 12-31-06[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,883,319	$91,444,578	2,821,610	$35,971,388
Distributions reinvested	1,139,964	14,857,003	1,065,107	13,366,458
Repurchased	(6,761,282)	(90,131,104)	(4,691,290)	(61,228,187)
Net increase (decrease)	1,262,001	$16,170,477	(804,573)	($11,890,341)
Series II shares
Sold	20,646,076	$273,328,468	10,733,483	$138,406,301
Distributions reinvested	3,975,401	51,537,620	2,721,117	34,044,310
Repurchased	(6,819,343)	(91,142,780)	(5,751,505)	(74,701,699)
Net increase (decrease)	17,802,134	$233,723,308	7,703,095	$97,748,912
Series IIIA shares
Sold	—	—	22,605	$300,196
Distributions reinvested	—	—	17,597	219,439
Repurchased	—	—	(253,450)	(3,174,607)
Net increase (decrease)	—	—	(213,248)	($2,654,972)
Series NAV shares
Sold	156,504	$2,096,137	229,408	$2,974,823
Distributions reinvested	26,422	344,494	9,042	113,679
Repurchased	(55,104)	(736,774)	(46,581)	(594,181)
Net increase (decrease)	127,822	$1,703,857	191,869	$2,494,321
Net increase (decrease)	19,191,957	$251,597,642	6,877,143	$85,697,920

1	Series IIIA shares were terminated on 10-4-06.

6.  PURCHASES AND SALES OF SECURITIES The following summarizes the purchases and sales of the affiliated underlying funds for the year ended December 31, 2007:

Portfolio	Purchases	Sales
Lifestyle Aggressive	$271,471,282	$282,384,517
Lifestyle Growth	6,233,250,160	2,166,550,617
Lifestyle Balanced	3,894,746,844	1,294,483,594
Lifestyle Moderate	860,273,734	290,875,808
Lifestyle Conservative	476,615,982	220,981,405

7.  FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles. Income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales and excise tax regulations. Each Portfolio’s policy is to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code so as not to be subject to federal income tax. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

Capital Accounts  Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily attributable to short-term capital gain distributions received from underlying funds.

26

John Hancock Trust
Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
Lifestyle Aggressive	$599,938,895	$30,506,429	($36,913,309)	($6,406,880)
Lifestyle Growth	14,137,459,341	485,499,129	(423,957,725)	$61,541,404
Lifestyle Balanced	10,582,416,589	361,067,384	(279,190,802)	$81,876,582
Lifestyle Moderate	2,386,634,003	58,641,747	(57,632,170)	1,009,577
Lifestyle Conservative	949,936,017	—	(24,564,005)	(24,564,005)

The tax-basis components of distributable earnings at December 31, 2007, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Lifestyle Aggressive	$673,021	$59,566,981
Lifestyle Growth	1,916,249	639,312,562
Lifestyle Balanced	1,614,039	406,362,242
Lifestyle Moderate	—	54,929,340
Lifestyle Conservative	3,175	23,328,877

The tax character of distributions paid during 2007 and 2006 was as follows:

	2007 Distributions				2006 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$36,854,330	$35,003,743	—	$71,858,073	$74,654,024	$89,165,123	—	$163,819,147
Lifestyle Growth	705,278,297	299,783,296	—	1,005,061,593	441,703,376	477,508,155	—	919,211,531
Lifestyle Balanced	586,509,346	157,535,554	—	744,044,900	381,173,381	362,294,035	$17,362,115	760,829,531
Lifestyle Moderate	147,107,015	20,757,932	—	167,864,947	78,966,521	61,909,262	2,874,543	143,750,326
Lifestyle Conservative	62,906,889	3,832,228	—	66,739,117	23,600,881	24,143,005	—	47,743,886

At December 31, 2007, there were no capital loss carryforwards available to offset future realized gains.

The Trust adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (“FIN 48”), on January 1, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Trust’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

27

John Hancock Trust
Notes to Financial Statements

8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Portfolios invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. A summary of the Portfolios investments in affiliated funds during the year ended December 31, 2007, is set forth below:

Portfolio	Affiliate — Series NAV	Beginning Share Amount	Shares Purchased	Shares Sold	Ending Share Amount	Sale Proceeds	Capital Gain Distribution from Underlying Funds	Dividend Income	Ending Value
Lifestyle Aggressive
	All Cap Core	—	385,259	—	385,259	—	—	$54,297	$7,643,533
	All Cap Growth	711,709	19,568	731,277	—	$13,768,137	—	6,503	—
	All Cap Value	976,712	692,956	219,252	1,450,416	2,901,908	$5,020,263	227,099	11,806,388
	Blue Chip Growth	1,644,680	696,800	406,701	1,934,779	8,326,675	—	281,692	41,907,318
	Capital Appreciation	2,802,257	1,070,742	882,008	2,990,991	8,402,212	106,403	107,701	30,089,368
	Core Equity	841,802	696,621	231,114	1,307,309	3,445,230	1,055,197	5,587	17,321,841
	Emerging Growth	999,722	556,651	331,056	1,225,317	3,755,015	3,503,532	18,671	11,812,056
	Emerging Markets Value	—	1,556,504	344,174	1,212,330	4,981,303	375,822	114,877	17,651,530
	Equity-Income	690,881	177,350	152,375	715,856	2,784,645	1,390,125	367,084	11,761,516
	Fundamental Value	1,137,494	182,730	246,870	1,073,354	4,153,309	762,590	314,369	17,656,677
	International Core	3,373,856	933,908	1,012,370	3,295,394	15,909,809	6,295,880	1,113,804	47,321,863
	International Equity Index B	904,620	183,331	529,414	558,537	11,111,217	1,725,178	798,034	11,757,205
	International Opportunities	1,410,183	406,511	481,956	1,334,738	8,987,759	4,370,041	380,238	23,571,471
	International Small Cap	793,501	378,676	379,275	792,902	9,141,892	4,945,299	499,625	14,851,054
	International Small Company	1,453,952	314,308	568,077	1,200,183	8,254,257	1,585,901	243,395	14,618,224
	International Value	2,316,997	817,804	711,584	2,423,217	13,239,770	6,790,558	1,877,053	41,340,086
	Large Cap	813,979	167,968	172,975	808,972	2,728,615	1,017,189	165,579	11,657,286
	Large Cap Value	275,912	40,918	50,620	266,210	1,190,983	377,776	66,964	5,957,790
	Mid Cap Index	1,344,364	261,540	703,878	902,026	14,040,761	2,208,790	272,725	15,704,280
	Mid Cap Intersection	—	2,231,093	211,614	2,019,479	2,596,383	—	2,921	23,506,737
	Mid Cap Stock	747,068	252,469	251,309	748,228	4,327,788	3,090,405	1,122	11,994,093
	Mid Cap Value	724,938	356,979	158,924	922,993	2,688,260	3,465,629	147,215	11,823,541
	Mid Cap Value Equity	483,449	47,841	102,001	429,289	1,441,507	156,536	76,094	5,971,405
	Natural Resources	1,006,514	804,205	1,080,989	729,730	37,215,968	8,600,079	336,552	20,892,162
	Overseas Equity	895,731	197,601	244,441	848,891	3,645,654	1,408,566	288,686	11,808,073
	Quantitative Mid Cap	1,171,772	131,833	1,303,605	—	13,980,189	910,868	—	—
	Quantitative Value	1,253,526	355,840	232,725	1,376,641	3,417,138	1,800,051	401,965	17,579,703
	Small Cap	1,340,427	364,037	688,070	1,016,394	9,974,567	2,273,611	—	11,810,495
	Small Cap Index	747,691	223,639	353,454	617,876	5,622,215	1,404,087	190,891	8,773,840
	Small Cap Intrinsic Value	—	1,137,701	107,533	1,030,168	1,361,646	204,947	18,168	11,898,441
	Small Company	876,441	304,160	257,854	922,747	3,637,454	1,865,677	—	10,417,809
	Small Company Value	872,358	287,491	189,642	970,207	4,076,422	2,932,591	37,048	17,667,461
	Special Value	647,278	134,959	782,237	—	13,932,971	1,753,103	51,968	—
	U.S. Global Leaders Growth	481,564	583,516	740,024	325,056	9,957,497	—	71,342	4,375,256
	U.S. Large Cap	782,179	92,862	148,587	726,454	2,480,266	—	147,052	11,594,199
	U.S. Multi Sector	3,637,824	673,394	1,258,020	3,053,198	17,820,883	2,228,104	728,234	40,851,786
	Value & Restructuring	420,405	41,668	81,139	380,934	1,318,314	103,204	120,477	6,144,466
	Vista	892,645	122,711	341,588	673,768	5,765,900	1,158,178	—	11,993,062

28

John Hancock Trust
Notes to Financial Statements

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

Portfolio	Affiliate — Series NAV	Beginning Share Amount	Shares Purchased	Shares Sold	Ending Share Amount	Sale Proceeds	Capital Gain Distribution from Underlying Funds	Dividend Income	Ending Value
Lifestyle Growth
	500 Index	—	11,559,464	—	11,559,464	—	—	$1,495,277	$144,146,519
	All Cap Core	10,933,057	16,435,295	243,530	27,124,822	$4,979,108	—	5,800,428	538,156,463
	All Cap Growth	5,994,468	1,233,154	102,705	7,124,917	1,998,926	—	177,057	142,427,086
	All Cap Value	16,515,732	2,576,155	19,091,887	—	247,823,445	$11,258,196	1,771,428	—
	Blue Chip Growth	22,206,965	10,028,319	820,156	31,415,128	17,061,945	—	4,479,454	680,451,677
	Capital Appreciation	47,336,569	11,161,643	1,029,899	57,468,313	9,939,165	2,037,258	2,069,868	578,131,225
	Core Equity	14,154,527	7,886,620	782,252	21,258,895	11,994,143	18,522,934	89,921	281,680,354
	Emerging Markets Value	—	20,428,471	1,181,099	19,247,372	18,542,799	5,948,242	1,818,193	280,241,733
	Equity-Income	17,430,295	8,877,894	466,283	25,841,906	8,577,234	45,240,891	11,795,997	424,582,517
	Floating Rate Income	—	1,860,000	—	1,860,000	—	—	—	23,250,000
	Fundamental Value	19,202,270	7,153,385	502,703	25,852,952	8,570,049	15,674,163	6,862,778	425,281,055
	Global Bond	14,331,027	6,787,666	2,182,132	18,936,561	33,261,125	—	19,097,460	287,078,264
	Global Real Estate	7,187,888	4,640,127	388,323	11,439,692	6,034,364	9,080,455	6,342,511	138,534,670
	High Income	7,497,253	4,346,099	276,001	11,567,351	3,907,064	5,958,840	11,342,542	138,461,191	*
	High Yield	50,379,345	29,124,908	6,438,045	73,066,208	64,637,106	—	83,686,208	691,206,323
	International Core	42,531,165	19,226,035	2,098,475	59,658,725	33,138,988	103,943,783	18,044,608	856,699,289
	International Opportunities	23,950,298	11,855,011	3,540,473	32,264,836	69,615,374	96,293,959	8,454,581	569,797,007
	International Small Cap	8,913,072	5,656,892	3,155,434	11,414,530	74,936,259	66,166,351	6,764,375	213,794,145
	International Small Company	16,257,949	5,355,233	4,177,422	17,435,760	62,382,374	22,631,290	3,347,122	212,367,562
	International Value	22,263,071	12,571,687	1,523,860	33,310,898	28,421,574	80,544,924	22,911,483	568,283,917
	Large Cap	6,821,902	2,971,426	158,682	9,634,646	2,532,604	10,942,080	1,745,385	138,835,254
	Large Cap Value	4,633,718	1,791,216	56,152	6,368,782	1,346,007	8,110,932	1,450,874	142,533,333
	Mid Cap Index	28,338,788	5,446,351	21,859,059	11,926,080	438,739,857	34,191,624	4,913,110	207,633,056
	Mid Cap Intersection	—	24,323,486	214,195	24,109,291	2,765,985	—	34,738	280,632,150
	Mid Cap Stock	6,258,904	12,335,930	786,791	17,808,043	13,586,772	51,830,393	10,648	285,462,923
	Mid Cap Value	—	10,975,633	51,059	10,924,574	855,965	19,301,558	688,493	139,943,795
	Mid Cap Value Equity	8,123,972	2,254,121	283,317	10,094,776	4,149,673	3,678,760	1,642,642	140,418,333
	Natural Resources	13,537,677	8,574,734	7,341,808	14,770,603	254,281,181	160,543,405	5,720,509	422,882,374
	Overseas Equity	15,007,453	5,919,088	609,627	20,316,914	9,232,724	31,465,735	6,120,134	282,608,275
	Quantitative Value	21,117,355	23,669,120	371,616	44,414,859	5,506,649	42,879,986	10,679,981	567,177,745
	Real Estate Equity	6,656,741	2,636,983	62,255	9,231,469	980,248	14,484,929	1,707,625	96,099,593
	Real Return Bond	24,843,969	11,819,333	4,190,436	32,472,866	55,679,891	—	26,964,540	435,785,859
	Small Cap	7,501,849	4,913,595	306,685	12,108,759	4,511,361	25,852,690	—	140,703,778
	Small Cap Index	6,278,139	1,255,767	7,533,906	—	125,298,155	7,452,475	978,920	—
	Small Cap Intrinsic Value	—	12,397,304	117,876	12,279,428	1,514,020	2,442,942	216,556	141,827,392
	Small Cap Opportunities	7,820,065	5,844,032	1,936,862	11,727,235	43,100,258	14,806,581	4,350,489	240,760,126
	Small Company Growth	7,025,763	2,121,894	326,370	8,821,287	5,403,990	6,873,700	—	139,464,548
	Small Company Value	4,868,251	2,935,259	114,970	7,688,540	2,522,760	21,102,366	234,625	140,008,321
	Special Value	5,424,768	1,573,309	6,998,077	—	123,524,358	16,834,218	494,132	—
	Spectrum Income	15,665,770	6,770,493	1,086,746	21,349,517	14,885,531	2,850,812	17,865,218	284,162,074
	Strategic Bond	8,890,918	4,408,681	383,256	12,916,343	4,504,697	—	11,999,611	140,529,814
	Strategic Income	8,055,865	2,641,906	437,367	10,260,404	5,924,181	—	2,929,197	140,670,137
	Total Return	30,989,992	16,375,346	5,649,853	41,715,485	78,028,824	—	39,649,612	579,010,927
	U.S. Global Leaders Growth	24,477,040	6,881,254	16,107,128	15,251,166	220,615,029	—	3,550,354	205,280,689
	U.S. High Yield Bond	7,893,026	3,790,393	462,526	11,220,893	6,201,785	—	13,585,158	140,373,374	*
	U.S. Large Cap	13,237,665	4,609,575	199,877	17,647,363	3,379,190	—	3,166,490	281,651,921
	U.S. Multi Sector	53,780,235	21,720,553	958,917	74,541,871	13,581,715	48,588,528	14,826,625	997,370,238
	Value & Restructuring	7,094,198	2,232,385	254,263	9,072,320	4,285,304	2,372,729	2,612,098	146,336,525
	Vista	7,500,088	1,513,258	796,088	8,217,258	13,790,861	14,134,038	—	146,267,194

29

John Hancock Trust
Notes to Financial Statements

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

Portfolio	Affiliate — Series NAV	Beginning Share Amount	Shares Purchased	Shares Sold	Ending Share Amount	Sale Proceeds	Capital Gain Distribution from Underlying Funds	Dividend Income	Ending Value
Lifestyle Balanced
	500 Index	—	8,726,211	251	8,725,960	$3,189	—	$1,128,781	$108,812,723
	Active Bond	17,089,831	6,459,998	941,838	22,607,991	9,166,151	—	17,469,359	212,515,120
	All Cap Core	8,669,203	2,449,025	193,485	10,924,743	4,017,806	—	3,089,433	216,746,901
	Blue Chip Growth	35,275,616	12,292,615	2,345,054	45,223,177	49,452,682	—	6,793,701	979,534,019
	Core Bond	13,335,508	4,655,949	863,017	17,128,440	10,855,943	—	14,042,010	214,619,352	*
	Core Equity	11,225,957	5,457,358	598,608	16,084,707	9,186,412	$14,362,610	68,727	213,122,370
	Emerging Markets Value	—	15,655,963	1,107,947	14,548,016	17,109,311	4,495,559	1,374,153	211,819,109
	Equity-Income	13,834,491	6,200,622	362,256	19,672,857	6,683,230	34,897,944	9,112,020	323,225,033
	Floating Rate Income	—	1,400,000	—	1,400,000	—	—	—	17,500,000
	Fundamental Value	10,140,250	3,325,549	325,849	13,139,950	5,614,735	8,108,163	3,526,472	216,152,179
	Global Bond	17,016,803	6,368,773	2,153,167	21,232,409	32,921,896	—	21,753,226	321,883,327
	Global Real Estate	17,120,834	10,463,703	1,486,410	26,098,127	23,006,938	21,030,117	14,792,802	316,048,316
	High Income	11,886,796	5,841,578	350,587	17,377,787	4,957,584	9,023,024	17,338,084	208,012,108	*
	High Yield	72,045,498	33,101,209	3,511,624	101,635,083	36,457,865	—	114,716,697	961,467,881
	International Core	22,567,204	8,220,151	1,112,753	29,674,602	17,823,056	52,708,556	9,181,399	426,127,283
	International Opportunities	9,581,823	3,620,458	1,271,595	11,930,686	24,835,498	36,410,428	3,190,606	210,695,921
	International Small Cap	7,109,230	3,965,867	2,635,038	8,440,059	62,727,518	50,733,560	5,155,459	158,082,299
	International Value	17,707,918	7,785,150	3,784,440	21,708,628	69,741,768	59,071,598	16,422,659	370,349,200
	Large Cap	5,421,569	9,464,549	120,161	14,765,957	1,902,348	13,414,770	2,022,289	212,777,446
	Large Cap Value	11,072,221	3,845,076	331,532	14,585,765	8,010,991	18,891,252	3,374,945	326,429,415
	Mid Cap Index	—	6,203,225	148,704	6,054,521	3,106,895	11,650,018	996,472	105,409,203
	Mid Cap Stock	4,971,158	2,304,954	591,336	6,684,776	10,083,013	25,329,030	8,306	107,156,965
	Natural Resources	10,749,862	6,161,883	5,834,823	11,076,922	201,894,940	121,776,069	4,436,203	317,132,290
	Quantitative Value	11,191,673	5,753,777	194,922	16,750,528	2,924,066	19,372,625	4,513,189	213,904,248
	Real Estate Equity	10,684,556	2,950,213	2,379,786	11,254,983	39,235,032	17,829,355	2,117,657	117,164,371
	Real Return Bond	32,847,067	12,281,989	6,052,494	39,076,562	80,611,940	—	34,080,922	524,407,463
	Small Cap	5,931,266	774,535	6,705,801	—	97,433,360	1,108,553	—	—
	Small Cap Opportunities	3,276,023	126,805	3,402,828	—	84,221,701	1,655,669	978,352	—
	Small Company Growth	—	6,718,368	115,719	6,602,649	1,965,906	3,453,847	—	104,387,874
	Small Company Value	3,861,078	2,039,954	177,251	5,723,781	3,897,551	15,943,753	180,924	104,230,058
	Spectrum Income	31,111,034	10,516,895	1,510,853	40,117,076	20,734,561	5,400,519	34,067,036	533,958,287
	Strategic Bond	14,113,491	5,718,931	430,497	19,401,925	5,017,334	—	18,357,069	211,092,943
	Strategic Income	12,781,688	3,186,739	506,838	15,461,589	6,888,247	—	4,417,372	211,978,381
	Total Return	30,709,204	11,534,348	3,425,982	38,817,570	47,508,418	—	37,590,081	538,787,872
	U.S. Global Leaders Growth	19,409,429	4,609,714	12,030,775	11,988,368	164,822,531	—	2,772,505	161,363,432
	U.S. High Yield Bond	12,517,193	4,879,731	488,518	16,908,406	6,521,247	—	20,752,085	211,524,158	*
	U.S. Large Cap	10,492,571	3,014,579	257,889	13,249,261	4,415,308	—	2,443,516	211,458,205
	U.S. Multi Sector	36,595,411	11,307,968	7,250,955	40,652,424	103,703,081	28,133,049	8,907,975	543,929,437
	Value & Restructuring	11,277,230	3,277,618	885,413	13,669,435	15,023,541	3,609,174	4,021,065	220,487,982

30

John Hancock Trust
Notes to Financial Statements

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

Portfolio	Affiliate — Series NAV	Beginning Share Amount	Shares Purchased	Shares Sold	Ending Share Amount	Sale Proceeds	Capital Gain Distribution from Underlying Funds	Dividend Income	Ending Value
Lifestyle Moderate
	Active Bond	15,431,743	5,962,400	1,000,453	20,393,690	$9,780,378	—	$15,652,238	$191,700,683
	Blue Chip Growth	4,975,678	1,691,678	880,124	5,787,232	18,498,526	—	931,300	125,351,438
	Core Bond	3,004,079	917,780	128,533	3,793,326	1,612,309	—	3,114,019	47,530,370	*
	Core Equity	5,074,473	3,114,023	769,037	7,419,459	11,612,458	$6,551,429	31,417	98,307,834
	Equity-Income	2,083,860	1,112,281	188,052	3,008,089	3,501,496	5,311,957	1,386,346	49,422,907
	Floating Rate Income	—	924,800	—	924,800	—	—	—	11,559,999
	Fundamental Value	4,577,799	1,947,103	483,820	6,041,082	8,337,561	3,703,249	1,614,062	99,375,796
	Global Bond	7,680,739	2,959,297	1,107,104	9,532,932	16,773,995	—	9,776,944	144,519,245
	Global Real Estate	2,563,146	1,731,804	378,747	3,916,203	5,820,442	3,155,474	2,218,479	47,425,215
	High Income	4,031,083	1,991,176	140,453	5,881,806	2,001,924	3,058,375	5,863,975	70,405,214	*
	High Yield	10,808,665	4,670,779	801,392	14,678,052	7,922,570	—	17,013,622	138,854,374
	International Core	6,356,368	3,130,585	1,095,378	8,391,575	17,401,066	14,794,961	2,575,748	120,503,023
	International Equity Index B	914,741	341,891	135,242	1,121,390	2,907,742	2,132,474	1,116,307	23,605,250
	International Opportunities	1,082,429	462,962	204,100	1,341,291	3,902,878	4,070,720	356,621	23,687,191
	International Value	3,004,552	1,648,993	453,856	4,199,689	8,466,512	10,429,741	2,951,630	71,646,697
	Investment Quality Bond	3,265,296	1,073,960	130,824	4,208,432	1,498,569	—	3,967,514	47,471,115
	Mid Cap Index	—	1,362,627	8,230	1,354,397	167,345	2,604,208	222,748	23,580,057
	Overseas Equity	1,347,997	482,860	131,359	1,699,498	1,991,987	2,666,901	524,512	23,640,017
	Real Estate Equity	2,372,999	582,792	521,197	2,434,594	8,616,695	3,901,216	467,463	25,344,122
	Real Return Bond	5,893,086	1,866,412	889,978	6,869,520	11,857,322	—	6,038,172	92,188,964
	Small Cap	1,344,992	176,173	1,521,165	—	22,083,578	250,275	—	—
	Small Company	2,635,059	1,003,514	1,543,454	2,095,119	23,718,057	4,663,057	—	23,653,898
	Small Company Growth	—	1,554,172	57,265	1,496,907	969,245	782,721	—	23,666,106
	Small Company Value	875,327	516,881	88,456	1,303,752	1,937,168	3,623,911	40,933	23,741,324
	Spectrum Income	11,211,578	3,619,030	481,291	14,349,317	6,569,932	1,928,897	12,166,459	190,989,410
	Strategic Bond	3,184,673	3,468,404	115,141	6,537,936	1,317,801	—	5,101,377	71,132,743
	Strategic Income	2,883,954	2,435,048	132,438	5,186,564	1,805,391	—	1,483,733	71,107,792
	Total Return	16,607,615	6,251,510	2,289,636	20,569,489	31,654,498	—	20,086,372	285,504,506
	U.S. Government Securities	2,821,857	388,718	3,210,575	—	42,193,779	—	1,757,156	—
	U.S. High Yield Bond	4,241,158	1,604,491	150,830	5,694,819	1,997,108	—	6,974,606	71,242,187	*
	U.S. Multi Sector	5,507,708	2,434,716	506,742	7,435,682	7,320,614	4,875,222	1,492,541	99,489,429
	Value & Restructuring	2,554,579	1,001,849	394,824	3,161,604	6,636,861	831,970	923,297	50,996,674

31

John Hancock Trust
Notes to Financial Statements

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

Portfolio	Affiliate — Series NAV	Beginning Share Amount	Shares Purchased	Shares Sold	Ending Share Amount	Sale Proceeds	Capital Gain Distribution from Underlying Funds	Dividend Income	Ending Value
Lifestyle Conservative
	Active Bond	7,056,194	4,034,359	1,252,767	9,837,786	$12,211,394	—	$7,420,355	$92,475,185
	Blue Chip Growth	730,089	739,803	494,608	975,284	10,368,644	—	146,382	21,124,661
	Core Bond	1,099,865	516,713	134,509	1,482,069	1,690,125	—	1,188,033	18,570,327	*
	Equity-Income	764,314	876,383	412,480	1,228,217	7,618,753	$2,085,560	542,349	20,179,610
	Floating Rate Income	—	358,400	—	358,400	—	—	—	4,480,000
	Fundamental Value	841,754	865,313	480,963	1,226,104	8,215,526	712,845	315,659	20,169,418
	Global Bond	3,744,348	2,121,936	961,164	4,905,120	14,333,485	—	4,942,572	74,361,616
	Global Real Estate	1,388,847	2,025,716	1,131,906	2,282,657	16,657,979	1,813,582	1,212,685	27,642,977
	High Income	981,262	811,001	259,764	1,532,499	3,674,141	784,709	1,480,570	18,344,008	*
	High Yield	2,631,076	1,809,792	540,740	3,900,128	5,595,149	—	4,297,585	36,895,215
	International Core	924,485	904,122	549,561	1,279,046	8,682,476	2,213,525	383,767	18,367,096
	International Value	1,087,316	1,265,536	738,682	1,614,170	13,796,276	3,860,868	1,102,349	27,537,742
	Investment Quality Bond	2,993,479	1,559,921	441,857	4,111,543	5,069,080	—	3,784,528	46,378,206
	Real Estate Equity	859,174	227,379	201,186	885,367	3,262,444	1,411,111	168,393	9,216,669
	Real Return Bond	2,160,856	983,013	485,555	2,658,314	6,393,701	—	2,301,688	35,674,575
	Spectrum Income	5,631,304	2,496,843	2,572,339	5,555,808	34,948,788	809,022	5,371,290	73,947,808
	Strategic Bond	1,163,705	2,497,491	266,815	3,394,381	3,066,914	—	2,337,991	36,930,866
	Strategic Income	1,581,448	1,383,634	272,327	2,692,755	3,699,709	—	769,288	36,917,665
	Total Return	8,092,766	4,278,350	1,674,271	10,696,845	22,977,490	—	10,147,071	148,472,215
	U.S. Government Securities	5,689,712	3,340,257	1,296,541	7,733,428	17,065,221	—	7,659,325	98,910,545
	U.S. High Yield Bond	1,032,252	586,692	146,216	1,472,728	1,952,477	—	1,770,583	18,423,833	*
	U.S. Multi Sector	1,009,321	1,042,157	543,954	1,507,524	7,764,880	964,117	291,845	20,170,671
	Value & Restructuring	933,557	1,043,147	725,551	1,251,153	11,936,752	325,586	355,805	20,181,104

*	The ending value shown is based on net asset value calculated for shareholder transactions and may differ from the net asset value shown in the underlying funds’ financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

9.  SUBSEQUENT EVENT At its meeting on September 27–28, 2007, the Board, including all of the Independent Trustees, approved the reorganization of JHT from a business trust organized under the laws of the Commonwealth of Massachusetts to a limited liability company organized under the laws of the State of Delaware through a conversion of JHT to a Delaware LLC as permitted by the Delaware Limited Liability Company Act (the “Reorganization”). The Board also approved a Plan of Conversion to effect the Reorganization. The Reorganization and the Plan of Conversion were subsequently also approved by shareholders of each series of the Trust, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008. The Reorganization and the Plan of Conversion must be approved by shareholders of the U.S. Multi Sector Trust prior to being effected for all Series of JHT. In connection with the Reorganization, it is anticipated that some of the series of the Trust will elect to be taxed as partnerships for federal income tax purposes instead of being taxed as regulated investment companies.

32

PricewaterhouseCoopers LLP
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 29, 2008

33

John Hancock Trust
Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2007.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Lifestyle Aggressive	$35,003,743
Lifestyle Growth	299,783,296
Lifestyle Balanced	157,535,554
Lifestyle Moderate	20,757,932
Lifestyle Conservative	3,832,228

34

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, approved amendments to the Advisory Agreement with respect to each of the funds of John Hancock Trust (“JHT or the “Trust”) except the American Feeder Funds (the ”Funds“):

1.	Clarifying that the Adviser has authority to manage Fund assets directly without a subadviser (“Amendment 1”),

2.	Clarifying the liability standard applicable to the Adviser under the advisory agreement (“Amendment 2”),

3.	Transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement (“Amendment 3”),

and approved an amendment to the Advisory Agreement for each Lifestyle Trust and the Index Allocation Trust restructuring the advisory fee by applying different advisory fee rates to “Affiliated Fund Assets” and “Other Assets” and by adding a breakpoint to the advisory fee rate for the Index Allocation Trust. Affiliated Fund Assets are each of the JHT funds (excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B) and the funds of John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”). Other Assets are any assets that are not Affiliated Fund Assets. (“Amendment 4”).

Each of these amendments were subsequently also approved by shareholders of the applicable Funds, except the U.S. Multi Sector Trust, at a meeting of shareholders held on January 8, 2008, as adjourned to January 28, 2008, and are described in a proxy statement for the Trust dated November 23, 2007 which was mailed to shareholders of record on November 10, 2007. The meeting of shareholders of the U.S. Multi Sector Trust has been adjourned until April 14, 2008 and shareholders of the U.S. Multi Sector Trust will consider each of these amendments at the meeting on April 14, 2008.

The Board, including the Independent Trustees, is responsible for selecting JHT’s investment adviser, approving the Adviser’s selection of Fund subadvisers and approving JHT’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with JHT; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of JHT’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHT’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by such unaffiliated subadvisers from their relationship with JHT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

The Board approved the annual continuation of the Advisory Agreement with respect to each of the Funds at its meeting on June 8, 2007. A discussion of the basis of the Board’s approval of the Advisory Agreement and the factors considered by the Board at that meeting is available in JHT’s semi-annual report to shareholders for the six-month period ended June 30, 2007. A copy of the report may be obtained by calling JHT at 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

In approving each of the amendments to the Advisory Agreement, the Board noted the skill and competency of the Adviser in its past management of JHT’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel to manage directly fund assets and to serve as officers of JHT, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds. In assessing the impact of the proposals on the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates, the Board also considered the extent to which implementation of a proposed reorganization of JHT from a Massachusetts Business Trust to a Delaware Limited Liability Company (the ”Reorganization“) might impact such costs and profits. The Board concluded that the Adviser may reasonably be expected ably to perform its services under the Advisory Agreement as proposed to be amended.

Specific factors considered by the Board in approving Amendments 1, 2, 3 and 4 are set forth below.

Amendment 1. The Board considered with respect to Amendment 1 the benefit to each Fund of expressly authorizing the Adviser to manage the assets of the Fund directly from time to time, noting that the Adviser’s ability to manage a Fund’s assets directly provides the Adviser with additional management flexibility that may be particularly advantageous to a Fund in the event of an unexpected subadviser resignation or during a transition between Fund subadvisers and that the Adviser’s election to manage directly the assets of any Fund will be subject to Board approval.

Amendment 2. The Board considered with respect to Amendment 2 the benefit to each Fund of providing in the Advisory Agreement a specific standard of liability applicable to the Adviser, noting that the proposed standard of liability is consistent with industry standards and the requirements of Section 17(i) of the 1940 Act and is substantially the same as the standard of liability applicable to Fund subadvisers under their respective subadvisory agreements with the Adviser.

Amendment 3. The Board considered with respect to Amendment 3 and the new Service Agreement with the Adviser that the transfer to the Service Agreement of the non-advisory services currently performed by the Adviser under the Advisory Agreement would not result in any change in the level and quality of services provided to the Funds, would provide greater flexibility in that future changes to the non-advisory services arrangements for the Funds would no longer require the expense of obtaining shareholder approval and would not, without further Board approval, result in any material increase in the costs to the Funds of the Adviser’s provision of such services. With respect to the change pursuant to Amendment 3 under which JHT will reimburse the Adviser for the provision of services to the Funds by an officer or employee of the Adviser who is serving as Treasurer or Secretary of JHT, the Board took into account that management represented that such change is not expected to have any material impact on the expenses borne by the Funds and concluded that it was not unreasonable for JHT to bear such expenses. The Board concluded that the proposed amendment and the Service Agreement are in the best interests of the Funds and their shareholders (including contract owners), that the services to be performed under the Service Agreement are required for the operation of the Funds and that the reimbursement arrangement under the Service Agreement is fair and reasonable.

35

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Amendment 4. The Board considered with respect to Amendment 4 the benefit to each Lifestyle Trust and the Index Allocation Trust of having a different advisory fee on Affiliated Fund Assets than on Other Assets. The Board noted that the Adviser currently receives an advisory fee at the underlying fund level with respect to Affiliated Fund Assets but would not receive any comparable compensation with respect to investments in Other Assets, that it was reasonable to provide for such compensation in view of the services to be provided by the Adviser. The Board also noted that providing the Adviser with the ability to invest in both Affiliated Fund Assets and Other Assets as deemed appropriate by the Adviser was a benefit to each Fund. The Board took into account that, although the advisory fee with respect to investments in Other Assets will increase, the increase is expected to be offset in whole or in part by a decrease in underlying fund expenses. The Board also noted that in the event that a Fund should invest in Other Assets that are shares of an underlying fund that is advised by the Adviser or one of its affiliates but is not a fund of JHT, JHF II or JHF III, the Adviser intends to waive a portion of its advisory fee or reimburse the Fund and that this fee waiver is intended to provide the Adviser and its affiliate with the same aggregate advisory fee at the Fund and underlying fund levels that the Adviser would receive if such Other Assets were Affiliated Fund Assets.

36

John Hancock Trust
Shareholder Letter

601 Congress Street
Boston, Massachusetts 02210

February 15, 2008

To the Shareholders of the U.S. Multi Sector Trust and each of the Lifestyle Trusts and
To Variable Annuity and Variable Life Contract Owners Investing in the Lifestyle Trusts:

We would like to inform you that the meeting of shareholders of the U.S. Multi Sector Trust, a separate series or fund of John Hancock Trust (the “Trust”), that was originally scheduled to be held on January 8, 2008, as adjourned to January 28, 2008, has been further adjourned to and will be held on April 14, 2008 at 10:00 A.M., Eastern Time, at the offices of the Trust at 601 Congress Street, Boston, Massachusetts 02110 (the “Meeting”).

We would also like to inform you that management of the Trust intends to recommend to the Board of Trustees of the Trust, at its meeting on March 24-26, 2008, that it approve an amendment to the Trust’s proxy voting policies and procedures. Under this amendment, when the shares of a fund of the Trust (an “Underlying Fund”) are held solely by one or more other funds of the Trust which operate as funds of funds (a “Fund of Funds”) and when the Underlying Fund and the Fund of Funds are voting on a substantially identical proposal, then each Fund of Funds may vote its shares of the Underlying Fund in the same proportion as the vote of the shareholders of that Fund of Funds on such proposal.

As of the record date for the Meeting, all of the outstanding shares of the U.S. Multi Sector Trust were owned by the five Lifestyle Trusts, each of which is a Fund of Funds of the Trust. If approved by the Board, the amended voting procedures would supersede the procedures for Fund of Funds voting of Underlying Fund shares described in the proxy statement previously furnished to you in connection with the Meeting, and each of the Lifestyle Trusts may at the Meeting vote its shares of the U.S. Multi Sector Trust in the same proportion as the vote of the shareholders of that Fund of Funds on the same proposals.

If you have any questions regarding this notice, please contact the Secretary of the Trust, John Danello, at (617) 663-2844.

Very truly yours,

John J. Danello
Secretary

37

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of John Hancock Funds II (since 2005).

Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)[2]
Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)[2]	Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Funds II (since 2005). Trustee of Phoenix Edge Series Fund (since 2008)

James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investors Bank and Trust Company (since 1995); Investors Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998).
Trustee of John Hancock Funds II (since 2005);
Director, Phoenix Mutual Funds (since 1988).

F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)[3]	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

38

John Hancock Trust
Trustees and Officers Information

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[2,5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June 2004); President, U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

John D. Richardson[2,3] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

Keith F. Hartstein[4] 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company); Director, President and Chief Executive Officer, John Hancock Funds, LLC (“John Hancock Funds”); Director, President and Chief Executive Officer, Sovereign Asset Management LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; Director, Chairman and President, NM Capital Management, Inc. (NM Capital) (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[4] 601 Congress Street Boston, MA 02210 Born: 1955	Chief Financial Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Executive Vice President and Chief Financial Officer, John Hancock Funds, LLC, July 2005 to present; Senior Vice President and General Manager, Fixed Annuities, John Hancock Financial Services, September 2004 to July 2005; Executive Vice President, Operations, Manulife Wood Logan, July 2000 to September 2004.

Gordon M. Shone[4] 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Senior Vice President, John Hancock Life Insurance Company (U.S.A.), January 2001 to present. Vice President, The Manufacturers Life Insurance Company (U.S.A.), August 1998 to December 2000.

John D. Danello[4] 601 Congress Street Boston, MA 02110 Born: 1955	Secretary (since 2005)
Vice President/Chief Counsel, US Wealth Management, John Hancock Financial Services, Inc., February 2005 to present. Vice President/Chief Counsel, Life Insurance & Asset Management, Allmerica Financial Corporation, Inc., 2001 to February 2005.

Thomas M. Kinzler[4] 601 Congress Street Boston, MA 02110 Born: 1955	Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. 601 Congress Street Boston, MA 02210 Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Funds (since 2005), Vice President and Assistant Treasurer, Fidelity Investments, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments, (until 2001).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4	Affiliated with the Adviser.

5	Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter and/or certain other affiliates.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

39

John Hancock Trust
For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

40

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
F. David Rolwing

Officers
Keith F. Hartstein, President and Chief Executive Officer
John G. Vrysen, Chief Operating Officer
Charles A. Rizzo, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Chief Legal Officer
John D. Danello, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTLA 2/08

American Funds®

The right choice for the long term®

American Funds Insurance Series

A worldwide approach: The benefits of global research

Annual report for the year ended December 31, 2007

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investment portfolios

Global Growth Fund

Global Small Capitalization Fund

Growth Fund

International Fund

New World Fund

Blue Chip Income and Growth Fund

Growth-Income Fund

Asset Allocation Fund

Bond Fund

High-Income Bond Fund

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

This report shows investment results for Class 1, 2 and 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the individual fund reports are for Class 2 shares. The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years). The mountain charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for Class 1, Class 2 and, where applicable, Class 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit Americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations, local, regional or global political, social or economic instability, differing securities regulations and accounting standards, possible changes in taxation and periods of illiquidity. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. Please read the funds’ prospectus for further information regarding the risks associated with investing in the funds.

Fellow investors:

The year ended December 31, 2007, was a period of gains in stock and bond markets around the globe but also a time of uncertainty and turbulence. Indeed, in many ways, 2007 was a bifurcated year in the United States with markets earning solid returns during the first 10 months of the year and losing ground during the final two months. Despite the late-year downturn, every investment option in American Funds Insurance Series with at least a five-year track record gained value for the fifth consecutive year.

The Standard and Poor’s 500 Composite Index gained 5.49% in the period ended December 31, 2007, with all distributions reinvested. The Nasdaq Composite Index, home to many of the nation’s technology company stocks, gained 9.81%.

Markets outside the U.S. generated strong returns again this year. The MSCI EAFE (Europe, Australasia, Far East) Index rose 11.63%. In Europe, Germany was the strongest market, with the DAX rising 22.3% in euros and 36.4% when measured in dollars. London’s FTSE gained 3.8% when measured in pounds and 5.2% when measured in dollars. The dollar continued to slide in 2007 — it lost 9.6% against the euro and 6.1% against the yen.

Bond markets in the U.S. and abroad also posted gains. The Citigroup Broad Investment-Grade (BIG) Index rose 7.22%, while the Credit Suisse High Yield Index gained 2.65%. The gains came despite problems in the credit markets, which surfaced in August as investors came to believe that they were not being properly compensated for the risks they were taking.

Difficulties in the subprime mortgage market captured the headlines as the number of foreclosures jumped, prices of existing homes fell and construction of new homes declined. But the troubles in the credit markets were deeper and broader than just subprime mortgages. Bond prices, especially the prices of lower-rated securities, fell as investors demanded higher rewards for taking more risk. The fallout quickly spread to the equity markets and cast a shadow over the U.S. economy. Stocks of companies in the financial industry — including some of the nation’s biggest banks and other lenders — were among the hardest hit.

At the same time, signs emerged that the U.S. economy’s growth rate was beginning to slow. To help calm financial markets and to offset a slowing economy, the Federal Reserve lowered two key interest rates. In August, the Fed cut the discount rate (the rate it charges member banks for loans) by 0.5% to 5.75%. It followed in September with a 0.5% reduction in the federal funds rate (the rate banks charge each other on overnight loans) to 4.75%, the first reduction in the federal funds rate since June 2003.

Some economists predict the U.S. will slip into recession during 2008. They cite the high price of oil and the shift in consumer spending from discretionary items, such as new cars, furniture and other durable goods, to consumables such as fuel and food. Still, growth outside the U.S., especially in China, Brazil and India, appears strong, and the dollar’s weakness will make U.S.-made goods less expensive, which should boost exports.

We believe this turbulence and uncertainty could create good long-term opportunities for investors who take a cautious approach. Depressed stock prices, such as we’ve seen in the financial sectors recently, could create buying opportunities. However, a stock’s low price may simply be a way station on the path to even lower prices. Outside the U.S., the outlook is equally uncertain. Soaring markets — such as in China — may be a sign of strength or may indicate an overheated market.

Facing this uncertainty, we will continue to rely on our fundamental global research, our experience — the portfolio counselors in American Funds Insurance Series have an average of more than 24 years investment experience — and our long-term approach in making investment decisions.

We look forward to reporting to you again in six months.

Cordially,

James K. Dunton	Donald D. O’Neal
Vice Chairman of the Board	President

February 1, 2008

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Europe
France	5.2%

United Kingdom	5.1

Germany	5.0

Netherlands	4.2

Denmark	1.6

Russia	1.5

Switzerland	1.5

Greece	1.1

Other	5.6

30.8

The Americas
United States	25.1

Canada	1.9

Brazil	1.8

Mexico	1.0

Argentina	.1

29.9

Asia/Pacifi c Basin
Japan	6.9%

India	3.5

South Korea	2.7

Australia	2.2

China	1.4

Hong Kong	1.4

Other	1.7

19.8

Other regions	.6

Short-term securities & other assets less liabilities	18.9

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	15.16%	14.85%
5 years	19.67	19.35
10 years	12.41	12.13
Lifetime (since April 30, 1997)	12.45	12.17

Gross expense ratio	.55	.80

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

* Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth Fund gained 14.85% during the 12 months ended December 31, 2007, and outpaced the MSCI World Index, which gained 9.57%.

Investing outside the United States was a good strategy for the fund during the year. Investments in developing markets, such as Brazil and China, were especially helpful. At the end of 2007, the fund had 56% of its assets invested outside the United States, including 30.8% in Europe and 19.8% in the Asia/Pacific Basin.

While markets in some countries, such as Germany, were particularly strong, others, such as Japan, had a more difficult year. The fund’s U.S. holdings amounted to 25.1% of assets, the largest single-country concentration.

Although the fund outpaced its relevant indexes, it increased its cash position to 18.9% of assets at the end of 2007, up from 15.4% a year earlier.

The fund’s investments in independent power producers and energy traders and in oil, gas and consumable fuels helped boost results, while holdings in the stocks of thrifts and mortgage finance companies hurt returns.

American Funds Insurance Series

Global Small Capitalization Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Small Capitalization Fund had another strong year for the 12 months ended December 31, 2007. The fund posted a gain of 21.43%, outpacing the 9.87% gain in the S&P/Citigroup Global/ World Indexes.1 The Lipper Global Small-Cap Funds Average rose 9.70%.

This was another good year for small- company stocks both in the U.S. and abroad. The fund also gained strength from its investments outside the United States where many markets produced strong returns. Investments outside the U.S. also were helped by the weaker dollar.

At the end of the year, the fund had 63% of its assets invested in companies outside the U.S. including developing markets, many of which enjoyed strong returns during 2007. In Brazil, Turkey, India and Indonesia, markets rose more than 55% based on MSCI indices.

While we are pleased with the fund’s return during 2007, almost all of the gains came in the first half of the year. We caution investors that the returns we saw in 2007 may not continue in 2008.

Where the fund’s assets were invested based on total net assets as of December 31, 2007

The Americas
United States	23.7%

Canada	7.2

Brazil	2.2

Argentina	.2

33.3

Asia/Pacific Basin
South Korea	7.6

India	4.2

Hong Kong	3.4

Philippines	3.4

Australia	2.5

China	1.9

Thailand	1.8

Taiwan	1.5

Singapore	1.2

Japan	1.0

Asia/Pacific Basin (cont.)
Kazakhstan	1.0%

Other	1.2

30.7

Europe
United Kingdom	6.3

Greece	5.7

Netherlands	1.9

Italy	1.2

Turkey	1.0

Other	6.3

22.4

Short-term securities & other assets less liabilities	13.6

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	21.73%	21.43%
5 years	28.81	28.50
Lifetime (since April 30, 1998)	15.83	15.55

Gross expense ratio	.73	.98

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Reflects results for the fund’s current and previous benchmarks. The S&P/Citigroup Global Index, used since May 2006, tracks more than 8,000 stocks with market capitalizations under $3 billion. Previously, the fund used two S&P/Citigroup World indexes and a S&P/Citigroup Global index, reflecting market capitalizations of less than $1.2 billion, $1.5 billion and $2 billion, respectively.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	12.64%	12.35%	12.44%
5 years	17.52	17.23	17.31
10 years	12.04	11.77	11.84
Lifetime (since February 8, 1984)	14.67	14.36	14.46

Gross expense ratio	.33	.58	.51

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Standard & Poor’s 500 Composite Index with dividends reinvested.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund gained 12.35% for the year ended December 31, 2007, outpacing the S&P 500, which rose 5.49%.

The fund’s strong gains during the year can be traced not only to investments it made but also to investments it didn’t make. The fund’s investments in energy and technology helped, but the investment professionals’ decisions to avoid the financials sector were also a major factor. The stocks of many companies in the financials sector lost value during 2007.

Many analysts now believe the U.S. will slip into recession this year. We expect, however, that economies outside the U.S. will continue to grow. The fund invests about 20% of its assets in markets outside the U.S., and we expect many domestic companies to benefit from increased demand for U.S.-made goods, which are cheaper because of the weaker dollar.

During 2007, the fund was helped by its holdings in the energy and materials sectors as well as its investments in technology companies. Its investments in diversified financials, thrifts and mortgage firms as well as in building products companies hurt the fund’s returns.

American Funds Insurance Series

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund gained 20.02% during the year ended December 31, 2007, and outpaced both the MSCI EAFE (Europe, Australasia, Far East) Index, which rose 11.63%, and the fund’s new benchmark index, the MSCI ACWI (All Country World Index) ex USA, which gained 17.12%. The fund began using the MSCI ACWI ex USA because it best reflects the universe in which the fund invests.

A predominate theme throughout 2007 was the strength of markets outside the U.S. Germany’s DAX rose 36.4% when measured in dollars, while London’s FTSE gained 5.2% in dollar terms.

Developing markets also had a strong year. Brazil’s market rose 80.0% when measured in dollars, and in China, the Shanghai Composite Index advanced 96.7%. India saw its market gain more than 70%.1

Not all countries shared the same good fortune, however. In Japan, for example, the Nikkei 225 Index lost 11.1% in yen and 6.2% in dollars.

The fund’s holdings in construction and engineering companies helped, while its investments in consumer finance and specialty retail held back returns.

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Europe
Germany	13.2%

Switzerland	7.4

France	7.3

United Kingdom	4.2

Spain	3.3

Denmark	2.8

Russia	2.6

Netherlands	2.0

Hungary	1.9

Austria	1.8

Ireland	1.7

Norway	1.2

Italy	1.1

Other	2.7

53.2

Asia/Pacific Basin
Japan	8.5

South Korea	7.1

Taiwan	4.2

India	3.3

Hong Kong	1.5

Asia/Pacific Basin (cont.)
Australia	1.2%

Philippines	1.1

Singapore	1.1

China	1.1

Other	2.0

31.1

The Americas
Canada	1.4

Brazil	1.3

Mexico	1.1

3.8

Other regions
South Africa	2.6

Other	.8

3.4

Short-term securities & other assets less liabilities	8.5

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	20.30%	20.02%	20.10%
5 years	23.09	22.79	22.87
10 years	12.47	12.19	12.27
Lifetime (since May 1, 1990)	11.44	11.15	11.24

Gross expense ratio	.52	.77	.70

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Unless otherwise indicated, country returns are based on MSCI indices, assume reinvestment of dividends and are measured in U.S. dollars.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Europe
Russia	4.6%

United Kingdom	4.4

Turkey	3.5

Switzerland	2.3

Finland	2.1

Poland	1.7

France	1.7

Slovenia	1.7

Greece	1.3

Denmark	1.1

Austria	1.0

Spain	1.0

Other	2.5

28.9

The Americas
Brazil	9.6

United States	7.4

Mexico	4.2

Colombia	1.3

Argentina	1.3

Other	1.6

25.4

Asia/Pacific Basin
India	6.0%

Japan	3.2

China	2.8

South Korea	2.6

Malaysia	2.0

Hong Kong	1.9

Taiwan	1.8

Philippines	1.5

Indonesia	1.4

Other	2.2

25.4

Other regions
Israel	2.7

South Africa	2.6

Oman	1.3

Egypt	.7

7.3

Short-term securities & other assets less liabilities	13.0

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	32.53%	32.21%
5 years	28.79	28.47
Lifetime (since June 17, 1999)	15.16	14.87

Gross expense ratio	.82	1.07

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

* Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

New World Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

New World Fund posted the strongest gains of any investment option in American Funds Insurance Series during the 12 months ended December 31, 2007. The fund rose 32.21%, handily outpacing the MSCI ACWI (All Country World Index), which rose 12.18%. The fund trailed the MSCI Emerging Markets Index, which rose 39.78%.

The fund benefited from its holdings in developing markets, such as Russia and Turkey. Although China received much media attention during 2007, other developing markets posted strong gains, too. In Brazil, the market rose 80.0%; in India and Turkey, the benchmarks gained more than 70% each based on MSCI indices.

New World Fund invests in companies in both developed and developing markets and holds stocks and bonds in its portfolio. Thus, in strong up markets, the fund may trail emerging markets indexes, as it did this year, but it may not decline as much in down markets.

The fund’s investments in the stocks of chemicals companies, as well as in construction and engineering firms, helped returns, while its holdings in the containers and packaging industry and in real estate management and development firms hurt returns.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund gained 2.03% during the year and trailed the S&P 500, which gained 5.49%.

The fund, which is designed to be at least 90% invested in top-quality companies at all times, was impacted in 2007 by major moves within the broader market. After a very strong first six months, in which the fund gained 7.31%, it suffered during the final six months of the year. Indeed, during the final three months, the fund declined 6.53%, giving back almost all of what it had gained during the first half of the calendar year.

The fund’s investments in banks and other financials sector stocks, which typically pay steady dividends and help meet the fund’s income objective, were particularly hard hit by the credit crunch during the final months of 2007.

The fund’s investments in energy equipment and services, metals and mining and in communications equipment contributed to gains, while holdings of stocks of thrifts and mortgage finance companies, as well as in consumer finance firms, hurt returns.

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	2.25%	2.03%
5 years	13.32	13.01
Lifetime (since July 5, 2001)	4.91	4.63

Gross expense ratio	.42	.67

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Standard & Poor’s 500 Composite Index with dividends reinvested.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund rose 5.04% in value during the 12 months ended December 31, 2007, slightly behind the 5.49% gain posted by the S&P 500.

The fund invests in high-quality, dividend-paying companies. This focus on dividends led to investments in banks and other financial institutions that typically pay healthy dividends. Those holdings were especially hard hit by the credit crunch. The impact of woes in the financial services industry can be seen in the fund’s returns over the course of the year. During the first half of the year, the fund gained 8.07%, but in the last quarter of the year, it lost 5.24% primarily due to troubles in the financial sector.

Not surprisingly, the fund’s investments in the stocks of consumer finance firms, thrifts and mortgage finance companies and in diversified financial services companies all undermined results. Offsetting these investments were gains from holdings in metals and mining, communications equipment and in energy equipment and services.

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	5.32%	5.04%	5.12%
5 years	13.65	13.36	13.44
10 years	8.58	8.31	8.39
Lifetime (since February 8, 1984)	12.84	12.52	12.64

Gross expense ratio	.27	.52	.45

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Standard & Poor’s 500 Composite Index with dividends reinvested.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	6.82%	6.55%	6.56%
5 years	12.24	11.95	12.03
10 years	7.18	6.92	6.99
Lifetime (since August 1, 1989)	9.54	9.25	9.34

Gross expense ratio	.32	.57	.50

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Standard & Poor’s 500 Composite Index with dividends reinvested.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Asset Allocation Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Asset Allocation Fund rose 6.55% during the 12 months ended December 31, 2007, beating the S&P 500, which gained 5.49%. It was narrowly lower than the fund’s new fixed-income benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 6.97%. The fund began using the Lehman Brothers U.S. Aggregate Index because it best reflects the fixed-income universe in which the fund invests. The fund also trailed the Citigroup Broad Investment-Grade (BIG) Bond Index, which increased by 7.22%.

At the end of 2007, Asset Allocation Fund’s portfolio was 63.8% invested in equities, 21.7% invested in bonds and 14.5% invested in cash and equivalents.

Asset Allocation Fund’s results were largely helped by equity holdings in energy, information technology and materials. Holdings in financials, consumer discretionary and health care were the primary detractors for the 12-month period.

Bond markets generally offered solid returns, with the exception of high-yield corporate bonds and asset-backed securities. The fund’s bonds made a positive contribution for the calendar year, helped by global sovereign debt, but returns were held back by exposure to high-yield corporate bonds.

American Funds Insurance Series

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund gained 3.33% during the 12 months ended December 31, 2007. It trailed the fund’s new benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 6.97%. The fund began using the Lehman Brothers U.S. Aggregate Index because it best reflects the universe in which the fund invests. The fund also trailed the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 7.22%.

Because the objective of Bond Fund is to maximize current income and preserve capital, much of the fund is invested in securities that offer higher yields than U.S. Treasury bonds. In 2007, however, Treasuries beat other sectors of the bond market. Corporate bonds, particularly lower rated ones, hurt the fund’s relative results as investors became increasingly averse to risk.

Bond Fund had a heavy concentration in the debt of financial organizations, but with problems in the financial industry, those issues did worse than anticipated.

Bonds outside the U.S. helped the fund, in particular those denominated in currencies other than the U.S. dollar. While certain sectors to which the fund was exposed struggled in 2007, the fund’s overall diversification has served shareholders well over longer periods.

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	3.66%	3.33%
5 years	6.30	6.01
10 years	5.65	5.38
Lifetime (since January 2, 1996)	6.04	5.77

Gross expense ratio	.41	.66

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

High-Income Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

High-Income Bond Fund gained 1.33% during the 12 months ended December 31, 2007, but trailed its relevant index, the Credit Suisse High Yield Index, which increased 2.65%.

It was a challenging year for high-yield debt, as investors reconsidered how much risk they were willing to take in the wake of the subprime mortgage collapse and concerns over the strength of the broader economy. Spreads in high-risk securities widened significantly, which provided a substantial headwind against producing a robust total return. The housing slowdown, which began in 2006, continued to have a negative impact on homebuilding and construction materials, and the ongoing credit and liquidity problems hurt financials.

In this environment, the fund’s results were dampened by exposure to automobiles, homebuilding, financials and construction materials. The fund was helped by its holdings in wireless telecommunication services, media, information technology, and aerospace and defense. Credit and liquidity remain a concern in the high-yield markets, though global economies continue to do well and corporate balance sheets remain strong.

Where the fund’s assets were invested based on total net assets as of December 31, 2007

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	1.62%	1.33%	1.40%
5 years	10.48	10.21	10.26
10 years	6.07	5.81	5.88
Lifetime (since February 8, 1984)	10.06	9.70	9.86

Gross expense ratio	.48	.73	.66

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Citigroup Broad Investment-Grade (BIG) Bond Index.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

A worldwide approach: The benefits of global research

Global research is an essential component of financial success in today's interconnected business world. Capital Research and Management Company, the investment adviser for American Funds Insurance Series, founded its first overseas research office in Geneva, Switzerland, in 1962, well before most financial managers began investing internationally.

American Funds Insurance Series

“By doing the research and meeting the people you get a pretty good sense of how the global economy is changing.” — Thomas Hogh

In the 45 years since we opened our first research office outside the U.S., we have developed an extensive research network of investment professionals from 38 countries located in offices around the world. In today’s interdependent global economy, every single fund in American Funds Insurance Series benefits from a comprehensive global research effort.

Taking a global view

With its vast and sparsely populated steppe terrain, Kazakhstan may not be the first place that comes to mind when considering opportunities for investment. Nor is it a location where one might immediately expect to gain insights into the U.S. bond market.

But on a research visit there last year, Thomas Hogh, an investment analyst in American Funds Insurance Series and a portfolio counselor for U.S. Government/AAA-Rated Securities Fund and Global Bond Fund, gained a new perspective on investing in fixed-income securities.

“By doing the research and meeting the people you get a pretty good sense of how the global economy is changing,” says Hogh, who was born in Denmark and is now based in London. “In Kazakhstan, we visited each of the banks and discussed their operating environments. We met with the financial market regulator. We also met with an opposition politician to find out what he would do differently if he were elected.”

This type of comprehensive global research is routine at Capital Research where the assets of American Funds Insurance Series are managed independently by two divisions. While the divisions do not share research or investment ideas, they share an understanding that global research is vital. It is a key factor in how we identify and evaluate market opportunities around the world.

“Every aspect of what we do involves looking at investments in a global context,” explains portfolio counselor Rob Lovelace. “In fact, the challenge today would be to find a company that isn’t affected by what’s happening in the global markets.”

“We try to determine what’s going to happen in the future, but there are no facts about the future. ... We work beyond the headlights all the time.” — Jim Dunton

American Funds Insurance Series

For example, the prices of commodities like oil and metals are determined in the global marketplace. “We’ve seen this surprising rise in the crude oil price, and one of the driving forces of that is the increase in Chinese demand,” says portfolio counselor Don O’Neal. “Understanding the role of developing-market growth helps us make decisions on our energy investments all over the world.”

Global competition evolves

Today, manufacturing often occurs far away from a company’s headquarters. Revenues are also increasingly generated by international sources. In fact, most of the larger U.S. companies conduct a significant portion of their business overseas. “I primarily invest in domestic companies, but I still have to stay on top of what’s going on abroad,” says portfolio counselor Jim Dunton. “Good research from our people in the field who understand international operations is critically important.”

In order to stay in touch with investment colleagues around the world, Dunton begins each week with a global conference call, joined by associates in his division in London, Geneva, Hong Kong and Tokyo. “Every Monday morning we hook up the international offices for a call. We review the convictions that people are developing in their markets, and that data may either support or contradict what I’m working on here. We provide information to them about the fundamentals and the markets here, and they provide the same information back to us in the U.S.”

The pharmaceutical industry is an example of an industry driven by worldwide competition. “Our investment analysts overseas are the first to give us information about potential drug breakthroughs by European companies like Roche or Novartis,” Dunton says. “That can be very important in shaping how we view the competitive landscape for U.S.-based drug companies like Merck and Pfizer.”

To better understand global changes in specific industries, investment analysts at Capital Research are organized into clusters. “In

The evolution of global bond markets

The global bond market has grown more than 350% since 1989. The United States component of the global bond market has shrunk from 44% in 1989 to 38% in 2007, while bonds from developed countries in Europe represent a growing portion (35% in 2007, up from 29% in 1989). The developing-country component has more than doubled in that time.

The global bond market

United States	44%
Europe	29
Other developed countries	22
Developing countries	4
Other*	1

United States	38%
Europe	35
Other developed countries	15
Developing countries	9
Other*	3

*Offshore centers and international organizations.

Source: Bank for International Settlements as of December 1989 and March 2007 (measures total outstanding government and corporate bonds in billions of U.S. dollars)

American Funds Insurance Series

Chinese demand has helped drive up the price of oil

The price of oil has risen along with Chinese GDP and Chinese oil consumption while U.S. consumption has been fairly level.

Crude oil year-end daily spot prices 1998-2007

U.S. dollars per barrel

Source: Datastream, WTI Spot Price

Chinese gross domestic product 1998-2007

U.S. dollars in billions

Source: International Monetary Fund, World Economic Outlook Database, October 2007 (estimated after 2006)

the financial cluster, for example, we have analysts from the U.S., Europe and Asia who get together and discuss what’s going on with the financial companies they follow,” O’Neal says. “The clusters are an integrated way to compare and contrast what’s happening, not only with fundamentals but also with the valuation of banks across the globe. In addition, analysts discuss trends that are developing in one region that might spread to another.”

The global nature of fixed-income investing

In their efforts to raise operating capital, many companies outside the U.S. choose to issue debt here. Our fixed-income professionals lean heavily on our global network of investment analysts to make more informed investment decisions.

“If, for example, an Indian petrochemical company issues debt in the United States, our bond analysts and portfolio counselors can call one of our analysts in Asia, who may have been covering that company for years,” explains portfolio counselor John Smet. “Information like that really gives us a leg up.”

Investment professionals who look primarily at U.S. companies depend on global research as well. “For us to understand what’s going on with Ford, for example, we need to know what’s going on with Toyota and Nissan,” Smet says.

Even a fund like U.S. Government/AAA-Rated Securities Fund, which invests only in U.S. securities, benefits from global research. That’s because activity in markets outside the U.S. impacts the interest rates and economic climate of the U.S. “A large portion of U.S. government debt is held by international investors, many of which are government institutions with the ability to influence interest rates,” Lovelace says.

When considering a bond issue, our fixed-income analysts examine two primary aspects: the issuer’s ability to pay and the issuer’s willingness to pay. They need to dig beneath the ratings in order to

American Funds Insurance Series

“We’ve seen this surprising rise in the crude oil price, and one of the driving forces of that is the increase in Chinese demand.” — Don O’Neal make their evaluations. As Smet explains, “To determine an issuer’s ability to pay, someone can look at a balance sheet and at a rating and say, ‘These guys are rated AA, so they can probably pay.’ And that may be true. But it’s also important to ask questions like, ‘Do they rely on one customer? Is that one customer ready to pull the business?’ The ratings tend to be backward-looking, but in making investment decisions we need to be forward-looking.

“Then the real question is the willingness. When companies have excess cash flow, there are many things they can do with the money: they can buy back stock, raise the dividend, acquire another company or pay back debt. It’s very important for analysts to understand the motivation of the management and how they want to spend their excess cash flow.”

A unique, integrated research approach

One reason why it’s so important to have an extensive global research effort is because of the challenges presented by making financial predictions. As Denton explains, “We try to determine what’s going to happen in the future, but there are no facts about the future. We have to make an enormous number of assumptions about growth rates, management, raw materials, costs and pricing. We work beyond the headlights all the time.”

Investors in American Funds Insurance Series benefit from an integrated approach that brings together generalists and specialists in both fixed income and equities. In their endeavor to understand markets and find attractive investment opportunities, our investment professionals have a broad mandate to travel all over the world in the interest of their research. In the last year alone, they visited thousands of companies in more than 70 countries.

“The meetings, whether in Taipei, Tokyo or Toledo, are similar in that they are focused on long-term trends and what’s going on in the business,” O’Neal says. “Management likes to talk about long-term horizons and what they’re trying to do strategically with their company rather than what’s going on this month or this quarter. We take a similar approach to investing.”

During their careers, which may span decades, analysts may meet with several successive CEOs at each company they cover. They draw upon insights gained from this long-term coverage to determine how management might react to unexpected events in the future. “There’s a certain deep understanding, a certain two-way communication that develops when you’ve had people following the same company for a long time,” O’Neal says.

“Every aspect of what we do involves looking at investments in a global context. In fact, the challenge today would be to find a company that isn’t affected by what’s happening in the global markets.”

— Rob Lovelace

American Funds Insurance Series

“If, for example, an Indian petrochemical company issues debt in the United States, our bond analysts and portfolio counselors can call one of our analysts in Asia, who may have been covering that company for years.”

— John Smet

Portfolio counselors also routinely accompany analysts on research trips. O’Neal, for example, recently visited Asia with a group of technology analysts and came away with new insights that helped him as an investor — not just in Asian businesses, but in domestic companies as well. “While I was there, I learned a lot about the personal computer industry and what happens in Taiwan that impacts not only companies there but also major U.S. companies like Hewlett-Packard, Dell and IBM. That knowledge has had an impact on my investment decisions regarding both Taiwanese and U.S. stocks.”

The significance of international sales

For most of the 15 largest companies* in the S&P 500, international revenues play a major role on the bottom line.

Company Name	Domestic Sales	International Sales

ExxonMobil	25%	75%

General Electric	54	46

Microsoft	61	39

Procter & Gamble	42	58

Johnson & Johnson	56	44

Bank of America	92	8

Wal-Mart Stores	78	22

Chevron	34	66

Cisco Systems	55	45

Google	57	43

Citigroup	67	33

Pfizer	53	47

Altria	12	88

Apple	65	35

*	AT&T, the fourth-largest company in the S&P 500 by market capitalization, does not report revenue by geographic segment.

Source: FactSet, 2006 figures in millions of dollars

The close collaboration includes equity and fixed-income analysts, who often visit companies together and help each other by sharing insights from both sides of the investing equation. The fact that the funds hold such large equity positions in many companies often allows good access to management for both our equity and fixed-income analysts.

“Management may be more reluctant to talk to bond people because senior managers’ compensation is often based on the performance of the stock, not the bonds,” Smet says. “But by sending our bond analysts with our equity analysts, both gain access. Also, management may prefer to talk to bond analysts about, for example, their emphasis on using excess cash flow to improve the balance sheet and to talk to equity analysts about buying back stock and increasing dividends. When analysts are in the room together, they may get a more realistic impression of the company’s intentions.”

Our investment analysts also manage money in each fund in what we refer to as the research portfolio. “Having to make real buy and sell decisions makes analysts sharper,” O’Neal says. “The research portfolios are also wonderful communication devices — they’re a great way for analysts to show their real convictions through actions, not just words.”

“We value independent thinkers and
encourage differences of opinion.”

— Laura Balan

American Funds Insurance Series

Global research benefits all shareholders

Of course, while all the investment professionals in American Funds Insurance Series make their own investment decisions, they’re never alone. They regularly share their in-depth knowledge with each other and remain in constant contact.

“One of the real strengths is that we communicate so well even though we’re located throughout the world,” Hogh says. “By operating from various locations, we have a better chance of avoiding the groupthink that’s common in the markets.”

Searching the globe for good ideas is neither easy nor inexpensive. “We have a substantial research budget and a culture that encourages people to think for themselves and to develop convictions,” Smet says. A key element is the ownership structure of Capital. “We’re privately owned, and that gives us the freedom to remain focused on our core principles,” Smet says.

“By being a great global research company, we get better insights that we believe will lead to better long-term results for our shareholders,” O’Neal adds. “That is the core assumption in all this, and we’ve done a reasonably good job of proving it over time.” ▪

A diversity of backgrounds and opinions

The funds in American Funds Insurance Series benefit from the rich cultural diversity and wide range of backgrounds of the global investment staff. “We value independent thinkers and encourage differences of opinion,” says Laura Balan, a London-based pharmaceutical analyst who grew up in Romania.

Balan brings her first-hand knowledge of Eastern European health care systems to her investment coverage. “Having lived there, I understand how the system works,” she says.

“A lot of the companies that produce generic drugs are based in Eastern Europe. I felt that, particularly in this business, U.S.-based investors didn’t fully understand that market. The growth potential of certain companies had been completely underappreciated.”

“One of the secrets of success at Capital is that we don’t have a rigid process whereby everyone follows the same research procedure,” says Joerg Sponger, a German banking analyst based in the London office. “Instead, we allow for different styles depending on how individual analysts approach company research.

“Clearly, the most important part of the research is very fundamental — understanding the company and its position in the market,” Sponer says. “But when you visit a company you also pick up on small details, like whether employees in the cafeteria seem happy or downbeat. I especially like to go to subsidiaries outside of the home country because I can see whether the competitive advantage of the parent company also applies in the international locations.”

Despite their individual approaches, the analysts routinely help each other understand the global markets. “We all translate news from our national newspapers to keep each other up to date,” Balan says. “We try to keep each other plugged in.”

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets

Microsoft	2.15%

Koninklijke KPN	1.70

Novo Nordisk	1.62

General Electric	1.57

Samsung Electronics	1.22

Percent of net assets

Deutsche Post	1.21%

IBM	1.11

Uralkali	1.00

KBR	.96

Vodafone	.96

Common stocks — 81.11%

	Shares	Market value (000)	Percent of net assets

Information technology — 11.99%

Microsoft Corp.	3,542,000	$126,095	2.15%

Samsung Electronics Co., Ltd.[1]	121,440	71,397	1.22

International Business Machines Corp.	600,000	64,860	1.11

Oracle Corp.[2]	2,000,000	45,160.77

Cisco Systems, Inc.[2]	1,346,500	36,449.62

STMicroelectronics NV1	2,564,000	36,447.62

Other securities		322,627	5.50

		703,035	11.99

Consumer discretionary — 10.17%

GOME Electrical Appliances Holding Ltd.[1]	21,686,000	54,847.94

Carnival Corp., units	925,000	41,153.70

Lowe’s Companies, Inc.	1,615,000	36,531.62

Honda Motor Co., Ltd.[1]	535,200	17,697.30

Other securities		446,336	7.61

		596,564	10.17

Financials — 9.85%

Allianz SE1	242,000	51,686.88

Macquarie Group Ltd.[1]	745,000	49,319.84

ICICI Bank Ltd.[1] ICICI Bank Ltd. (ADR)	837,300 308,750	26,209 18,988.77

Mizuho Financial Group, Inc.[1]	9,000	42,702.73

Société Générale[1]	260,700	37,203.63

Lloyds TSB Group PLC[1]	1,000,000	9,293.16

Other securities		342,419	5.84

		577,819	9.85

Industrials — 9.49%

General Electric Co.	2,475,455	91,765	1.57

Deutsche Post AG1	2,084,700	71,146	1.21

KBR, Inc.[2]	1,455,000	56,454.96

Suzlon Energy Ltd.[1]	858,834	42,186.72

Other securities		294,950	5.03

		556,501	9.49

Health care — 7.92%

Novo Nordisk A/S, Class B1	1,455,200	94,901	1.62

Roche Holding AG1	293,500	50,491.86

UnitedHealth Group Inc.	850,000	49,470.84

Smith & Nephew PLC[1]	4,019,300	46,054.79

Other securities		223,439	3.81

		464,355	7.92

American Funds Insurance Series

Global Growth Fund

Common stocks

	Shares	Market value (000)	Percent of net assets

Telecommunication services — 7.27%

Koninklijke KPN NV1	5,525,830	$99,790	1.70%

Vodafone Group PLC (ADR) Vodafone Group PLC[1]	800,000 7,131,250	29,856 26,489.96

NTT DoCoMo, Inc.[1]	32,058	53,123.91

América Móvil, SAB de CV, Series L (ADR)	585,000	35,913.61

Other securities		180,883	3.09

		426,054	7.27

Consumer staples — 6.51%

Unilever NV, depository receipts[1]	1,184,000	43,286.74

Avon Products, Inc.	945,800	37,387.64

Other securities		301,246	5.13

		381,919	6.51

Materials — 6.04%

JSC Uralkali (GDR)[1,2] JSC Uralkali (GDR)[1,2,3]	1,149,568 444,915	42,342 16,387	1.00

Other securities		295,239	5.04

		353,968	6.04

Energy — 5.33%

Reliance Industries Ltd.[1]	567,000	41,468.71

Royal Dutch Shell PLC, Class B1 Royal Dutch Shell PLC, Class B (ADR)	574,666 139,643	23,954 11,590.60

Other securities		235,795	4.02

		312,807	5.33

Utilities — 4.13%

Public Power Corp. SA1	926,700	48,561.83

Veolia Environnement[1]	425,900	38,623.66

SUEZ SA1	550,000	37,227.63

Other securities		117,901	2.01

		242,312	4.13

Miscellaneous — 2.41%

Other common stocks in initial period of acquisition		141,117	2.41

Total common stocks (cost: $3,710,926,000)		4,756,451	81.11

American Funds Insurance Series

Global Growth Fund

Short-term securities — 19.17%

	Principal amount (000)	Market value (000)	Percent of net assets

Federal Home Loan Bank 4.20%–4.34% due 1/11–2/13/2008	$76,600	$76,309	1.30%

Dexia Delaware LLC 4.79%–4.815% due 1/4–1/10/2008	56,857	56,821.97

Freddie Mac 4.22%–4.25% due 1/24–1/31/2008	54,800	54,612.93

Royal Bank of Scotland PLC 4.53%–5.06% due 2/4–3/28/2008	55,000	54,497.93

BASF AG 4.35%–4.52% due 1/24–2/12/2008[3]	54,500	54,254.93

Rabobank USA Financial Corp. 5.06% due 1/10/2008	50,000	49,930.85

Danske Corp. 4.81% due 1/14/2008[3]	50,000	49,906.85

Lloyds Bank PLC 4.67% due 1/16/2008	50,000	49,892.85

American Honda Finance Corp. 4.48%–4.50% due 1/15–1/30/2008	49,800	49,621.85

Swedish Export Credit Corp. 4.30%–4.50% due 2/14–3/12/2008[4]	44,700	44,363.76

Electricité de France 4.40%–4.82% due 1/8–3/3/2008	41,400	41,188.70

Westpac Banking Corp. 4.86% due 3/13/2008[3]	40,000	39,623.68

ING (U.S.) Funding LLC 4.73%–5.15% due 1/9–1/29/2008	37,900	37,780.64

AstraZeneca PLC 4.65% due 3/4/2008[3]	38,000	37,689.64

Eksportfinans ASA 4.56% due 1/9/2008[3]	34,700	34,659.59

General Electric Capital Corp. 4.15% due 1/2/2008	12,700	12,697.22

Other securities		380,087	6.48

Total short-term securities (cost: $1,124,017,000)		1,123,928	19.17

Total investment securities (cost: $4,834,943,000)		5,880,379	100.28

Other assets less liabilities		(16,282)	(.28)

Net assets		$5,864,097	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale. The total value of all such restricted securities was $1,677,000, which represented .03% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/07 (000)

WestJet Airlines Ltd.[5]	750,000	—	750,000	—	—	—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,869,052,000.

[2]	Security did not produce income during the last 12 months.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $450,856,000, which represented 7.69% of the net assets of the fund.

[4]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

[5]	Unaffiliated issuer at 12/31/2007.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio  December 31, 2007

Largest individual equity securities	Percent of net assets

Jumbo	2.86%

Fourlis	1.83

Oilexco	1.73

Kingboard Chemical Holdings	1.56

Novell	1.50

Percent of net assets

Xinao Gas Holdings	1.48%

Pantaloon Retail	1.22

International Container Terminal Services	1.19

Kumho Industrial	1.17

KazakhGold Group	.99

Common stocks — 86.00%

	Shares	Market value (000)	Percent of net assets
Consumer discretionary — 16.36%

Jumbo SA1,2	3,436,686	$124,117	2.86%

Fourlis[1]	2,010,385	79,315	1.83

Pantaloon Retail (India) Ltd.[1]	2,520,750	52,969	1.22

Schibsted ASA[1]	741,000	31,655.73

Integrated Distribution Services Group Ltd.[1]	9,458,000	28,713.66

Lions Gate Entertainment Corp.[3]	2,750,000	25,905.60

Blue Nile, Inc.[3]	353,600	24,066.55

Life Time Fitness, Inc.[3]	465,000	23,101.53

Rambler Media Ltd.[1,3]	718,400	21,552.50

Hürriyet Gazetecilik ve Matbaacilik AS1,3	6,760,336	20,782.48

Other securities		278,380	6.40

		710,555	16.36

Industrials — 13.90%

International Container Terminal Services, Inc.[1]	47,285,000	51,817	1.19

Kumho Industrial Co., Ltd.[1]	830,000	49,402	1.14

Samsung Engineering Co., Ltd.[1]	420,550	41,499.96

UAP Holding Corp.	910,000	35,126.81

GS Engineering & Construction Corp.[1]	175,000	28,702.66

Koninklijke BAM Groep NV1	1,167,000	27,425.63

Sintex Industries Ltd.[1]	1,900,000	27,347.63

Sungkwang Bend Co., Ltd.[1]	748,934	21,500.49

Other securities		321,003	7.39

		603,821	13.90

Materials — 11.42%

KazakhGold Group Ltd. (GDR)[1,3,4]	1,500,000	38,625.99
KazakhGold Group Ltd. (GDR)[1,3]	164,402	4,233

Central African Mining & Exploration Co. PLC[1,3]	49,705,000	37,726.87

AMG Advanced Metallurgical Group NV1,3	454,000	33,745.78

Major Drilling Group International Inc.[3]	475,000	29,957.69

SSCP Co., Ltd.[1,3]	865,000	29,050.67

African Minerals Ltd.[1,2,3]	6,905,000	19,550.61
African Minerals Ltd.[1,2,3,5]	2,480,000	7,022

European Goldfields Ltd.[1,3]	4,691,100	25,409.58

Tata Chemicals Ltd.[1]	1,992,000	20,796.48

Other securities		250,004	5.75

		496,117	11.42

Information technology — 10.87%

Kingboard Chemical Holdings Ltd.[1]	11,482,000	67,977	1.56

Novell, Inc.[3]	9,468,800	65,051	1.50

Other securities		339,105	7.81

		472,133	10.87

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks

	Shares	Market value (000)	Percent of net assets
Health care — 8.07%

Applera Corp., Celera group[3]	1,940,000	$30,788.71%

ArthroCare Corp.[3]	632,000	30,368.70

Beckman Coulter, Inc.	365,000	26,572.61

Other securities		262,921	6.05

		350,649	8.07

Financials — 6.94%

Orco Property Group SA1	225,549	26,765.62

Dolphin Capital Investors Ltd.[1,3]	8,178,820	22,278.51

Other securities		252,564	5.81

		301,607	6.94

Energy — 6.36%

Oilexco Inc. (GBP denominated)[1,3,5]	1,900,000	26,759	1.73
Oilexco Inc. (GBP denominated)[1,3]	1,755,000	24,717
Oilexco Inc.[3,5]	985,000	13,079
Oilexco Inc.[3]	803,900	10,674

Quicksilver Resources Inc.[3]	456,450	27,200.63

Heritage Oil Corp.[3]	456,300	24,125.56

OPTI Canada Inc.[3]	1,231,100	20,589.47

Other securities		129,134	2.97

		276,277	6.36

Utilities — 3.83%

Xinao Gas Holdings Ltd.[1]	32,539,000	64,389	1.48

Manila Electric Co.[1]	21,037,280	41,643.96

Other securities		60,213	1.39

		166,245	3.83

Consumer staples — 2.27%

Other securities		98,536	2.27

Telecommunication services — 1.14%

Other securities		49,331	1.14

Miscellaneous —4.84%

Other common stocks in initial period of acquisition		210,119	4.84

Total common stocks (cost: $2,814,445,000)		3,735,390	86.00

American Funds Insurance Series

Global Small Capitalization Fund

Rights & warrants — 0.05%

	Shares	Market value (000)	Percent of net assets
Other — 0.05%

Kumho Industrial Co., Ltd., rights, expire 2008[1,3]	99,600	$1,447.03%

Other securities		957.02

Total rights & warrants (cost: $2,835,000)		2,404.05

Convertible securities — 0.31%

Other — 0.31%

Other securities	13,285.31

Total convertible securities (cost: $14,020,000)	13,285.31

Short-term securities — 13.70%

	Principal amount (000)

Federal Home Loan Bank 4.29%–4.35% due 1/16–2/6/2008	$53,500	53,324	1.23

Freddie Mac 4.25%–4.28% due 1/3–1/29/2008	46,800	46,697	1.08

BASF AG 4.45%–4.77% due 1/14–1/25/2008[4]	37,000	36,905.85

Eksportfinans ASA 4.53%–4.58% due 1/23–2/14/2008[4]	35,000	34,828.80

Swedish Export Credit Corp. 4.52%–4.62% due 1/15–1/31/2008	32,700	32,622.75

Electricité de France 4.48%–4.82% due 1/8–2/27/2008[6]	28,500	28,370.65

Alcon Capital Corp. 4.20% due 2/12/2008[4]	15,000	14,911.60
Nestlé Capital Corp. 4.75% due 2/7/2008[4]	11,400	11,338

KfW International Finance Inc. 4.44% due 1/15/2008[4]	26,200	26,151.60

Westpac Banking Corp. 4.65%–4.66% due 1/8–1/25/2008[4]	25,050	25,000.58

Canadian Wheat Board 4.30% due 1/11/2008	25,000	24,967.58

AstraZeneca PLC 4.57% due 1/25/2008[4]	25,000	24,915.57

Bank of Ireland 4.78% due 1/25–2/22/2008[4]	24,300	24,183.56

Other securities		210,903	4.85

Total short-term securities (cost: $595,166,000)		595,114	13.70

Total investment securities (cost: $3,426,466,000)		4,346,193	100.06

Other assets less liabilities		(2,505)	(0.06)

Net assets		$4,343,688	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund’s affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of “Other securities” under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/07 (000)

Jumbo SA1	1,381,940	2,054,746	—	3,436,686	$1,578	$124,117

African Minerals Ltd.[1,3]	5,805,000	1,100,000	—	6,905,000	—	19,550

African Minerals Ltd.[1,3,5]	2,480,000	—	—	2,480,000	—	7,022

Lonrho PLC[1,3]	10,715,000	9,509,000	—	20,224,000	—	18,473

Allied Gold Ltd.[1,3]	—	19,548,500	—	19,548,500	—	12,406

OSIM International Ltd.[1]	1,245,000	27,675,000	—	28,920,000	282	11,995

Southern Pacific Resource Corp.[3]	—	5,950,000	—	5,950,000	—	9,531

Gemfields Resources PLC[1,3,5]	4,816,000	—	—	4,816,000	—	3,296

Gemfields Resources PLC[1,3]	2,000,000	—	—	2,000,000	—	1,369

CallWave, Inc.[3]	1,348,700	—	—	1,348,700	—	4,181

Ondine Biopharma Corp.[3,5]	2,620,000	—	—	2,620,000	—	2,613

Ondine Biopharma Corp. (GBP denominated)[1,3,5]	490,000	—	—	490,000	—	467

Ondine Biopharma Corp.[3]	400,000	—	—	400,000	—	399

Bordeaux Energy Inc.[3,5,7]	—	3,780,000	—	3,780,000	—	—

Bordeaux Energy Inc., warrants, expire 2008[1,3,5,7]	—	3,780,000	—	3,780,000	—	—

Claymont Steel Holdings, Inc.[3,7,8]	825,500	314,500	827,500	312,500	—	—

Jaguar Mining Inc.[3,5,7]	1,905,000	—	952,500	952,500	—	—

Jaguar Mining Inc.[7]	1,043,000	—	1,043,000	—	—	—

Min Aik Technology Co., Ltd.[1,7]	5,586,000	480,415	632,000	5,434,415	438	—

Oxus Gold PLC[1,3,7]	14,905,000	3,179,300	—	18,084,300	—	—

TaeWoong Co., Ltd.[7]	942,997	—	942,997	—	—	—

					$2,298	$215,419

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,375,410,000.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[3]	Security did not produce income during the last 12 months.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $311,591,000, which represented 7.17% of the net assets of the fund.

American Funds Insurance Series

Global Small Capitalization Fund

[5]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Oilexco Inc. (GBP denominated)	12/15/2005	$6,195	$26,759.62%

Oilexco Inc.	12/22/2005–3/7/2007	2,762	13,079.30

Jaguar Mining Inc.	3/22/2006	4,293	11,602.27

African Minerals Ltd.	12/12/2006	5,606	7,022.16

Gemfields Resources PLC	11/7/2005–12/20/2006	3,781	3,296.08

Ondine Biopharma Corp.	6/23/2004–10/25/2006	4,110	2,613.06

Ondine Biopharma Corp. (GBP denominated)	5/18/2005	766	467.01

Bordeaux Energy Inc.	2/6/2007	1,586	514.01

Bordeaux Energy Inc., warrants, expire 2008	2/6/2007	493	115.00

Other restricted securities		52,670	41,914.96

Total restricted securities		$82,262	$107,381	2.47%

[6]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

[7]	Unaffiliated issuer at 12/31/2007.

[8]	This security was in its initial period of acquisition at 12/31/2006 and was not publicly disclosed.

GBP = British Pounds
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets

Google	3.44%

Microsoft	2.79

Altria Group	2.43

Nokia	2.07

Berkshire Hathaway	1.84

Percent of net assets

Schlumberger	1.78%

Newmont Mining	1.47

Barrick Gold	1.43

Suncor	1.39

Roche	1.38

Common stocks — 92.97%

	Shares	Market value (000)	Percent of net assets
Information technology — 18.22%

Google Inc., Class A1	1,535,000	$1,061,422	3.44%

Microsoft Corp.	24,125,000	858,850	2.79

Nokia Corp. (ADR)	10,408,000	399,563	2.07
Nokia Corp.[2]	6,184,000	237,761

Cisco Systems, Inc.[1]	14,750,000	399,282	1.29

Oracle Corp.[1]	14,927,800	337,070	1.09

Fidelity National Information Services, Inc.	6,650,000	276,574.90

Samsung Electronics Co., Ltd.[2]	410,000	241,046.78

Red Hat, Inc.[1,3]	11,511,000	239,889.78

Other securities		1,567,766	5.08

		5,619,223	18.22

Consumer discretionary — 15.74%

Best Buy Co., Inc.	7,920,000	416,988	1.35

Johnson Controls, Inc.	10,949,100	394,606	1.28

MGM Mirage, Inc.[1]	4,680,600	393,264	1.28

Lowe’s Companies, Inc.	17,326,000	391,914	1.27

Target Corp.	7,690,000	384,500	1.25

Kohl’s Corp.[1]	8,160,000	373,728	1.21

Garmin Ltd.	2,540,000	246,380.80

International Game Technology	5,156,000	226,503.73

TomTom NV1,2	2,800,000	208,955.68

News Corp., Class A	9,490,000	194,450.63

Other securities		1,622,809	5.26

		4,854,097	15.74

Energy — 14.02%

Schlumberger Ltd.	5,584,600	549,357	1.78

Suncor Energy Inc.	3,942,898	428,650	1.39

Canadian Natural Resources, Ltd.	4,625,700	338,236	1.10

Devon Energy Corp.	3,409,072	303,101.98

Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,130,000	245,461.80

Tenaris SA (ADR)	5,245,000	234,609.76

Murphy Oil Corp.	2,698,800	228,966.74

EOG Resources, Inc.	2,215,000	197,689.64

Other securities		1,795,559	5.83

		4,321,628	14.02

Health care — 9.41%

Roche Holding AG2	2,465,000	424,057	1.38

Gilead Sciences, Inc.[1]	6,600,000	303,666.99

Stryker Corp.	2,990,000	223,413.72

Charles River Laboratories International, Inc.[1]	2,855,000	187,859.61

Shire PLC (ADR)	2,700,000	186,165.60

Other securities		1,575,095	5.11

		2,900,255	9.41

American Funds Insurance Series

Growth Fund

Common stocks	Shares	Market value (000)	Percent of net assets
Materials — 7.64%

Newmont Mining Corp.	9,305,000	$454,363	1.47%

Barrick Gold Corp.	10,500,000	441,525	1.43

Potash Corp. of Saskatchewan Inc.	2,000,000	287,920.93

Freeport-McMoRan Copper & Gold Inc.	2,704,500	277,049.90

K+S AG2	735,000	173,096.56

Other securities		722,775	2.35

		2,356,728	7.64

Financials — 7.52%

Berkshire Hathaway Inc., Class A1	4,011	567,958	1.84

Fannie Mae	6,440,000	257,471.83

Freddie Mac	4,572,700	155,792.51

Other securities		1,338,502	4.34

		2,319,723	7.52

Industrials — 7.35%

Boeing Co.	3,465,000	303,049.98

General Electric Co.	7,370,000	273,206.89

KBR, Inc.[1]	5,397,130	209,409.68

FedEx Corp.	2,080,000	185,473.60

Other securities		1,296,085	4.20

		2,267,222	7.35

Consumer staples — 7.18%

Altria Group, Inc.	9,895,000	747,864	2.43

Coca-Cola Co.	5,295,000	324,954	1.05

Bunge Ltd.	2,348,100	273,342.89

PepsiCo, Inc.	3,145,000	238,705.77

Other securities		628,886	2.04

		2,213,751	7.18

Telecommunication services — 2.49%

Sprint Nextel Corp., Series 1	31,956,100	419,583	1.36

Qwest Communications International Inc.[1]	35,000,000	245,350.80

Other securities		101,888.33

		766,821	2.49

Utilities — 0.93%

Other securities		286,314.93

Miscellaneous — 2.47%

Other common stocks in initial period of acquisition		761,429	2.47

Total common stocks (cost: $22,836,048,000)		28,667,191	92.97

American Funds Insurance Series

Growth Fund

Short-term securities — 7.20%

	Principal amount (000)	Market value (000)	Percent of net assets

Fannie Mae 4.13%–4.65% due 1/4–4/1/2008	$249,769	$248,547.81%

Federal Home Loan Bank 4.225%–4.56% due 1/2–3/19/2008	245,900	244,706.79

Freddie Mac 4.14%–4.25% due 1/22–4/18/2008	209,049	207,286.67

Coca-Cola Co. 4.22%–4.71% due 1/8–2/20/2008[4]	151,843	151,137.49

General Electric Capital Corp. 4.15% due 1/2/2008 Edison Asset Securitization LLC 4.61% due 1/23/2008[4]	50,000 29,300	49,989 29,201.26

NetJets Inc. 4.47% due 1/24–2/7/2008[4]	56,000	55,718.18

Other securities		1,233,522	4.00

Total short-term securities (cost: $2,220,006,000)		2,220,106	7.20

Total investment securities (cost: $25,056,054,000)		30,887,297	100.17

Other assets less liabilities		(51,936)	(.17)

Net assets		$30,835,361	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund’s affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of “Other securities” under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/07 (000)

Chipotle Mexican Grill, Inc., Class B1	208,100	987,100	—	1,195,200	$—	$147,069

Chipotle Mexican Grill, Inc., Class A1	595,000	325,000	—	920,000	—	135,304

Red Hat, Inc.[1]	1,185,000	10,326,000	—	11,511,000	—	239,889

Core Laboratories NV1	1,197,700	—	—	1,197,700	—	149,377

Bare Escentuals, Inc.[1]	—	5,850,000	—	5,850,000	—	141,863

Digital River, Inc.[1]	—	2,430,000	—	2,430,000	—	80,360

Minerals Technologies Inc.	—	1,000,000	—	1,000,000	150	66,950

Rosetta Resources Inc.[1,5]	2,980,000	—	—	2,980,000	—	59,093

Blue Nile, Inc.[1]	—	824,000	—	824,000	—	56,081

KGen Power Corp.[1,2,5]	3,166,128	—	—	3,166,128	—	50,658

Georgia Gulf Corp.	1,360,000	864,000	—	2,224,000	712	14,723

DataPath, Inc.[1,2,5]	2,819,968	—	—	2,819,968	—	9,870

NAVTEQ Corp.[6]	5,700,000	30,000	5,730,000	—	—	—

					$862	$1,151,237

American Funds Insurance Series

Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,791,992,000.

[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,040,992,000, which represented 3.38% of the net assets of the fund.

[5]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Rosetta Resources Inc.	6/28/2005–12/2/2005	$49,745	$59,093.19%

KGen Power Corp.	12/19/2006	44,326	50,658.16

DataPath, Inc.	6/23/2006	31,020	9,870.03

Other restricted security		52,893	25,075.08

Total restricted securities		$177,984	$144,696.46%

[6]	Unaffiliated issuer at 12/31/2007.

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets

Bayer	4.84%

Roche	3.45

Novo Nordisk	2.81

MTN Group	2.39

E.ON	2.39

Percent of net assets

Nestlé	2.00%

Samsung Electronics	1.74

Erste Bank	1.61

Veolia Environnement	1.55

L’Oréal	1.49

Common stocks — 91.49%
	Shares	Market value (000)	Percent of net assets
Financials — 17.35%

Erste Bank der oesterreichischen Sparkassen AG1	2,622,647	$186,130	1.61%

Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,083,000	151,230	1.31

Banco Santander, SA1	5,700,000	122,963	1.06

Kookmin Bank[1]	1,613,500	118,625	1.03

Banco Bilbao Vizcaya Argentaria, SA1	4,626,000	113,453.98

OTP Bank PLC[1]	2,035,000	102,349.89

Hana Financial Holdings[1]	1,736,092	94,005.81

AXA SA1	2,281,611	90,712.79

Credit Suisse Group[1]	1,440,000	86,473.75

UniCredito Italiano SpA[1]	10,292,000	85,514.74

Other securities		852,422	7.38

		2,003,876	17.35

Health care — 11.90%

Roche Holding AG1	2,314,268	398,126	3.45

Novo Nordisk A/S, Class B1	4,984,200	325,045	2.81

Merck KGaA[1]	972,655	124,762	1.08

Novartis AG1	1,850,000	100,656.87

Other securities		425,481	3.69

		1,374,070	11.90

Materials — 10.46%

Bayer AG, non-registered shares[1]	6,138,023	558,808	4.84

Nitto Denko Corp.[1]	3,092,600	163,303	1.41

Linde AG1	981,856	129,126	1.12

JSC Uralkali (GDR)[1,2]	1,780,760	65,590.74
JSC Uralkali (GDR)[1,2,3]	521,427	19,205

Other securities		271,733	2.35

		1,207,765	10.46

Telecommunication services — 9.18%

MTN Group Ltd.[1]	14,702,800	275,550	2.39

Koninklijke KPN NV1	8,923,300	161,144	1.40

Singapore Telecommunications Ltd.[1]	45,300,330	124,378	1.08

América Móvil, SAB de CV, Series L (ADR)	1,732,500	106,358.92

Telenor ASA[1,2]	4,470,000	105,660.91

Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	83,725,000	90,561.78

Philippine Long Distance Telephone Co.[1]	809,800	62,143.76
Philippine Long Distance Telephone Co. (ADR)	340,000	25,745

Other securities		108,588.94

		1,060,127	9.18

American Funds Insurance Series

International Fund

Common stocks
	Shares	Market value (000)	Percent of net assets
Information technology — 9.12%

Samsung Electronics Co., Ltd.[1]	342,814	$201,547	1.74%

Hon Hai Precision Industry Co., Ltd.[1]	19,082,865	117,931	1.02

Nokia Corp.[1]	2,500,000	96,120.83

Lite-On Technology Corp.[1]	53,475,000	92,686.80

Other securities		544,535	4.73

		1,052,819	9.12

Consumer discretionary — 7.56%

Industria de Diseno Textil, SA1	1,668,000	101,268.88

Vivendi SA1	2,008,400	91,383.79

Lotte Shopping Co.[1]	199,500	87,368.76

Continental AG1	605,000	78,340.68

Renault SA1	552,000	77,339.67

China Dongxiang (Group) Co., Ltd.[1,2]	102,534,000	75,534.65

Other securities		362,119	3.13

		873,351	7.56

Energy — 5.90%

OAO Gazprom (ADR)[1]	2,655,000	149,508	1.30

Reliance Industries Ltd.[1]	1,987,000	145,319	1.26

Royal Dutch Shell PLC, Class B1	2,460,219	102,549	1.08
Royal Dutch Shell PLC, Class A1	522,000	21,909

Oil & Natural Gas Corp. Ltd.[1]	3,901,276	121,782	1.05

Other securities		140,305	1.21

		681,372	5.90

Consumer staples — 5.41%

Nestlé SA1	504,580	230,910	2.00

L’Oréal SA1	1,205,500	171,832	1.49

Other securities		222,763	1.92

		625,505	5.41

Industrials — 4.95%

Samsung Engineering Co., Ltd.[1]	1,455,000	143,576	1.24

Siemens AG1	771,000	120,861	1.05

Ryanair Holdings PLC (ADR)[2]	2,982,200	117,618	1.02

SMC Corp.[1]	688,000	81,895.71

Other securities		108,176.93

		572,126	4.95

Utilities — 4.73%

E.ON AG1	1,299,500	275,512	2.39

Veolia Environnement[1]	1,977,064	179,290	1.55

RWE AG1	654,000	91,510.79

		546,312	4.73

Miscellaneous — 4.93%

Other common stocks in initial period of acquisition		569,442	4.93

Total common stocks (cost: $7,827,902,000)		10,566,765	91.49

American Funds Insurance Series

International Fund

Short-term securities — 8.34%

	Principal amount (000)	Market value (000)	Percent of net assets

Swedish Export Credit Corp. 4.30%–4.62% due 1/17–3/31/2008	$80,400	$79,732.69%

Danske Corp. 4.67%–4.79% due 1/15–1/29/2008[3]	75,000	74,796.65

Other securities		808,979	7.00

Total short-term securities (cost: $963,650,000)		963,507	8.34

Total investment securities (cost: $8,791,552,000)		11,530,272	99.83

Other assets less liabilities		19,926.17

Net assets		$11,550,198	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale. The total value of all such restricted securities was $8,540,000, which represented .07% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/07 (000)

Samsung Engineering Co.[4]	1,592,000	408,000	545,000	1,455,000	$1,131	—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $9,909,192,000.

[2]	Security did not produce income during the last 12 months.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $476,891,000, which represented 4.13% of the net assets of the fund.

[4]	Unaffiliated issuer at 12/31/2007.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets

Nokia	1.98%

Petróleo Brasileiro — Petrobras	1.81

Tesco	1.59

Uralkali	1.55

Suzlon Energy	1.43

Percent of net assets

Krka	1.43%

Murray & Roberts Holdings	1.41

Vodafone	1.39

BankMuscat	1.31

IOI	1.30

Common stocks — 81.33%

	Shares	Market value (000)	Percent of net assets

Financials — 13.08%

BankMuscat (SAOG) (GDR)[1]	1,257,637	$27,982	1.31%

PT Bank Rakyat Indonesia (Persero) Tbk[1]	28,261,150	22,058	1.03

Banco Santander, SA1	782,000	16,870.79

Asya Katilim Bankasi AS, Class B1,2	1,600,000	15,047.70

Piraeus Bank SA1	359,937	14,000.66

National Bank of Greece SA1	195,700	13,461.63

Other securities		169,913	7.96

		279,331	13.08

Industrials — 12.01%

Suzlon Energy Ltd.[1]	623,600	30,631	1.43

Murray & Roberts Holdings Ltd.[1]	2,014,000	30,030	1.41

Enka Insaat ve Sanayi AS1	1,260,356	22,113	1.03

Schneider Electric SA1	142,050	18,966.89

Chiyoda Corp.[1]	1,525,000	17,433.82

Boart Longyear Ltd.[1,2]	8,049,394	16,493.77

STX Engine Co., Ltd.[1]	237,510	16,255.76

Other securities		104,664	4.90

		256,585	12.01

Consumer staples — 10.59%

Tesco PLC[1]	3,616,218	34,032	1.59

IOI Corp. Bhd.[1]	12,003,250	27,903	1.30

Alliance Global Group, Inc.[1,2]	115,948,000	15,778.74

Nestlé SA1	31,500	14,415.67

Other securities		134,138	6.29

		226,266	10.59

Consumer discretionary — 8.26%

Toyota Motor Corp.[1]	331,100	17,824.83

GOME Electrical Appliances Holding Ltd.[1]	6,440,000	16,287.76

Central European Media Enterprises Ltd., Class A2	136,600	15,843.74

Kuoni Reisen Holding AG, Class B1	27,250	14,070.66

Honda Motor Co., Ltd.[1]	353,800	11,699.55

Other securities		100,749	4.72

		176,472	8.26

Energy — 8.06%

Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR) Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	247,600 106,000	28,533 10,199	1.81

OAO Gazprom (ADR)[1]	417,500	23,510	1.10

Oil & Natural Gas Corp. Ltd.[1]	719,453	22,459	1.05

Saipem SpA, Class S1	466,000	18,500.87

Other securities		69,027	3.23

		172,228	8.06

American Funds Insurance Series

New World Fund

Common stocks

	Shares	Market value (000)	Percent of net assets

Telecommunication services — 6.54%

Vodafone Group PLC[1]	7,965,000	$29,586	1.39%

Cellcom Israel Ltd.	724,714	23,017	1.08

América Móvil, SAB de CV, Series L (ADR)	310,000	19,031.89

Telekomunikacja Polska SA1	2,030,000	18,456.86

Partner Communications Co. Ltd.[1] Partner Communications Co. Ltd. (ADR)	721,500 10,000	15,915 221.76

Other securities		33,369	1.56

		139,595	6.54

Materials — 6.38%

JSC Uralkali (GDR)[1,2] JSC Uralkali (GDR)[1,2,3]	702,141 197,033	25,862 7,257	1.55

Votorantim Celulose e Papel SA, preferred nominative (ADR)	820,000	24,444	1.14

Other securities		78,713	3.69

		136,276	6.38

Information technology — 6.38%

Nokia Corp.[1] Nokia Corp. (ADR)	578,600 522,900	22,246 20,074	1.98

Samsung Electronics Co., Ltd.[1]	27,100	15,933.75

Hon Hai Precision Industry Co., Ltd.[1]	2,325,249	14,370.67

Other securities		63,580	2.98

		136,203	6.38

Health care — 3.12%

Krka, dd, Novo mesto[1]	168,640	30,597	1.43

Novo Nordisk A/S, Class B1	350,320	22,846	1.07

Other securities		13,246.62

		66,689	3.12

Utilities — 2.03%

NTPC Ltd.[1]	2,457,000	15,598.73

Other securities		27,831	1.30

		43,429	2.03

Miscellaneous — 4.88%

Other common stocks in initial period of acquisition		104,152	4.88

Total common stocks (cost: $1,139,190,000)		1,737,226	81.33

American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments — 5.73%

	Principal amount (000)	Market value (000)	Percent of net assets

Bonds & notes of governments outside the U.S. — 5.29%

Brazil (Federal Republic of) Global:
12.50% 2016 8.00%–11.00% 2010–2040[4] Brazilian Treasury Bill 6.00%–9.418% 2010–2045[1,5] Brazil (Federal Republic of) 10.00% 2014–2017[1]	BRL 1,500 $ 9,534 BRL 14,743 13,100	$923 11,780 7,786 6,300	1.25%

Other securities		86,319	4.04

		113,108	5.29

Other — 0.44%

Gaz Capital SA 6.51% 2022[3]	$600	572.03

Other securities		8,708.41

		9,280.44

Total bonds, notes & other debt instruments (cost: $112,103,000)		122,388	5.73

Short-term securities — 12.88%

Toronto-Dominion Holdings USA Inc. 5.055% due 1/16/2008[3]	26,600	26,540	1.24

American Honda Finance Corp. 4.49%–4.51% due 1/11–1/25/2008	26,300	26,228	1.23

GlaxoSmithKline Finance PLC 4.55% due 1/18/2008[3]	22,600	22,548	1.06

Fannie Mae 4.25%–4.29% due 2/8–2/22/2008	21,900	21,777	1.02

Royal Bank of Scotland PLC 5.06% due 2/4/2008	19,800	19,702.92

Federal Home Loan Bank 4.26%–4.30% due 1/11–2/6/2008	19,300	19,227.90

National Australia Bank Ltd. 5.01% due 1/14/2008[3]	18,700	18,664.87

Export Development Canada 4.30% due 2/8/2008	18,700	18,596.87

Eksportfinans ASA 4.59% due 2/11/2008[3]	16,100	16,006.75

Dexia Delaware LLC 4.95% due 2/8/2008	14,600	14,522.68

General Electric Capital Corp. 4.15% due 1/2/2008	14,500	14,497.68

BNP Paribas Finance Inc. 5.138% due 1/7/2008	13,700	13,686.64

Other securities		43,164	2.02

Total short-term securities (cost: $275,183,000)		275,157	12.88

Total investment securities (cost: $1,526,476,000)		2,134,771	99.94

Other assets less liabilities		1,200.06

Net assets		$2,135,971	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale. The total value of all such restricted securities was $7,500,000, which represented .35% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,209,833,000.

[2]	Security did not produce income during the last 12 months.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $149,889,000, which represented 7.02% of the net assets of the fund.

[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[5]	Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets

General Electric	4.61%

Microsoft	4.23

Wal-Mart Stores	3.87

Hewlett-Packard	3.63

Lowe’s	3.45

Percent of net assets

Aetna	3.27%

Bank of America	3.12

Citigroup	3.07

Schlumberger	2.54

UnitedHealth Group	2.50

Common stocks — 92.51%
	Shares	Market value (000)	Percent of net assets
Information technology — 19.54%

Microsoft Corp.	5,250,000	$186,900	4.23%

Hewlett-Packard Co.	3,175,000	160,274	3.63

International Business Machines Corp.	1,000,000	108,100	2.45

Nokia Corp. (ADR)	2,675,000	102,693	2.32

Oracle Corp.[1]	4,200,000	94,836	2.15

Intel Corp.	1,800,000	47,988	1.09

Cisco Systems, Inc.[1]	1,650,000	44,665	1.01

Texas Instruments Inc.	882,116	29,463.67

Other securities		88,099	1.99

		863,018	19.54

Financials — 15.85%

Bank of America Corp.	3,334,200	137,569	3.12

Citigroup Inc.	4,610,000	135,718	3.07

Fannie Mae	2,500,800	99,982	2.26

American International Group, Inc.	1,540,000	89,782	2.03

JPMorgan Chase & Co.	1,800,000	78,570	1.78

Capital One Financial Corp.	875,000	41,353.94

Freddie Mac	1,169,100	39,831.90

Other securities		77,419	1.75

		700,224	15.85

Health care — 15.31%

Aetna Inc.	2,500,000	144,325	3.27

UnitedHealth Group Inc.	1,900,000	110,580	2.50

Eli Lilly and Co.	1,125,000	60,064	1.36

Merck & Co., Inc.	1,000,000	58,110	1.32

Abbott Laboratories	1,000,000	56,150	1.27

Amgen Inc.[1]	1,075,000	49,923	1.13

Cardinal Health, Inc.	810,000	46,777	1.06

Pfizer Inc	1,900,000	43,187.98

AstraZeneca PLC (ADR)	975,000	41,749.94

Bristol-Myers Squibb Co.	1,125,000	29,835.67

Medtronic, Inc.	550,000	27,649.63

Other securities		7,751.18

		676,100	15.31

Industrials — 10.72%

General Electric Co.	5,500,000	203,885	4.61

United Technologies Corp.	760,000	58,170	1.32

United Parcel Service, Inc., Class B	750,000	53,040	1.20

Illinois Tool Works Inc.	650,000	34,801.79

Norfolk Southern Corp.	592,800	29,901.68

Emerson Electric Co.	500,000	28,330.64

Other securities		65,485	1.48

		473,612	10.72

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks

	Shares	Market value (000)	Percent of net assets
Consumer staples — 9.75%

Wal-Mart Stores, Inc.	3,600,000	$171,108	3.87%

Walgreen Co.	2,055,000	78,254	1.77

PepsiCo, Inc.	650,000	49,335	1.12

Kimberly-Clark Corp.	555,000	38,484.87

Kellogg Co.	592,000	31,039.70

ConAgra Foods, Inc.	1,200,000	28,548.65

Other securities		33,796.77

		430,564	9.75

Consumer discretionary — 8.55%

Lowe’s Companies, Inc.	6,740,000	152,459	3.45

Target Corp.	1,100,000	55,000	1.25

Harley-Davidson, Inc.	860,000	40,171.91

Leggett & Platt, Inc.	2,000,000	34,880.79

Carnival Corp., units	650,000	28,918.65

Other securities		66,057	1.50

		377,485	8.55

Energy — 5.70%

Schlumberger Ltd.	1,140,000	112,142	2.54

Royal Dutch Shell PLC, Class A (ADR)	500,000	42,100.95

Other securities		97,352	2.21

		251,594	5.70

Telecommunication services — 3.47%

AT&T Inc.	2,581,250	107,277	2.43

Other securities		45,780	1.04

		153,057	3.47

Materials — 0.99%

Other securities		43,947.99

Utilities — 0.90%

FPL Group, Inc.	400,000	27,112.61

Other securities		12,760.29

		39,872.90

Miscellaneous — 1.73%

Other common stocks in initial period of acquisition		76,565	1.73

Total common stocks (cost: $3,600,908,000)		4,086,038	92.51

American Funds Insurance Series

Blue Chip Income and Growth Fund

Convertible securities — 0.12%

	Market value (000)	Percent of net assets
Miscellaneous — 0.12%

Other convertible securities in initial period of acquisition	$5,520.12%

Total convertible securities (cost: $5,843,000)	5,520.12

Short-term securities — 7.30%

	Principal amount (000)

Procter & Gamble International Funding S.C.A. 4.22%–4.76% due 1/14–1/25/2008[2]	$51,000	50,881	1.15

Federal Home Loan Bank 3.15%–4.29% due 1/2–2/15/2008	46,700	46,584	1.06

Coca-Cola Co. 4.18%–4.52% due 1/8–3/7/2008[2]	29,500	29,320.66

Freddie Mac 4.25% due 1/22/2008	18,500	18,452.42

Fannie Mae 4.22% due 1/23/2008	8,100	8,078.18

United Parcel Service Inc. 4.15% due 3/11/2008[2]	7,500	7,431.17

Kimberly-Clark Worldwide Inc. 4.48% due 1/10/2008[2]	5,700	5,693.13

International Lease Finance Corp. 4.69% due 1/3/2008	5,100	5,098.12

Other securities		150,782	3.41

Total short-term securities (cost: $322,362,000)		322,319	7.30

Total investment securities (cost: $3,929,113,000)		4,413,877	99.93

Other assets less liabilities		3,030.07

Net assets		$4,416,907	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $195,943,000, which represented 4.44% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets

Oracle	2.99%

Microsoft	2.28

General Electric	2.03

American International Group	1.95

Schlumberger	1.86

Percent of net assets

Bank of America	1.70%

Cisco Systems	1.56

Intel	1.47

Fannie Mae	1.45

Citigroup	1.45

Common stocks — 89.74%

	Shares	Market value (000)	Percent of net assets
Information technology — 21.37%

Oracle Corp.[1]	38,805,000	$876,217	2.99%

Microsoft Corp.	18,705,000	665,898	2.28

Cisco Systems, Inc.[1]	16,840,000	455,859	1.56

Intel Corp.	16,175,000	431,226	1.47

International Business Machines Corp.	3,725,000	402,672	1.38

Nokia Corp.[2]	8,330,000	320,270	1.22
Nokia Corp. (ADR)	930,000	35,703

Hewlett-Packard Co.	7,050,000	355,884	1.22

Google Inc., Class A1	476,800	329,698	1.13

Yahoo! Inc.[1]	12,860,000	299,124	1.02

Flextronics International Ltd.[1]	22,585,336	272,379.93

Other securities		1,810,142	6.17

		6,255,072	21.37

Financials — 12.41%

American International Group, Inc.	9,800,000	571,340	1.95

Bank of America Corp.	12,075,000	498,214	1.70

Fannie Mae	10,588,500	423,328	1.45

Citigroup Inc.	14,365,000	422,905	1.45

JPMorgan Chase & Co.	4,147,900	181,056.62

Freddie Mac	3,666,450	124,916.43

Other securities		1,408,795	4.81

		3,630,554	12.41

Health care — 12.37%

Aetna Inc.	5,700,000	329,061	1.12

Abbott Laboratories	5,140,000	288,611.99

Roche Holding AG2	1,647,460	283,414.97

Cardinal Health, Inc.	4,450,000	256,988.88

Bristol-Myers Squibb Co.	9,260,000	245,575.84

Amgen Inc.[1]	4,662,200	216,513.74

Merck & Co., Inc.	3,500,000	203,385.69

Medtronic, Inc.	4,000,000	201,080.69

Other securities		1,594,128	5.45

		3,618,755	12.37

Consumer discretionary — 8.97%

Lowe’s Companies, Inc.	17,210,000	389,290	1.33

Time Warner Inc.	17,550,000	289,751.99

Target Corp.	5,760,700	288,035.98

Best Buy Co., Inc.	4,009,700	211,111.72

News Corp., Class A	9,515,200	194,966.67

Other securities		1,251,905	4.28

		2,625,058	8.97

American Funds Insurance Series

Growth-Income Fund

Common stocks

	Shares	Market value (000)	Percent of net assets
Industrials — 8.86%

General Electric Co.	16,050,000	$594,973	2.03%

United Technologies Corp.	4,075,000	311,900	1.07

United Parcel Service, Inc., Class B	3,800,000	268,736.92

Avery Dennison Corp.	3,635,000	193,164.66

General Dynamics Corp.	2,100,000	186,879.64

Other securities		1,038,704	3.54

		2,594,356	8.86

Energy — 8.59%

Schlumberger Ltd.	5,525,000	543,494	1.86

Royal Dutch Shell PLC, Class A (ADR)	2,000,000	168,400
Royal Dutch Shell PLC, Class B (ADR)	1,445,391	119,967	1.00
Royal Dutch Shell PLC, Class B2	139,816	5,828

Marathon Oil Corp.	4,125,000	251,048.86
Chevron Corp.	2,563,200	239,223.82

Halliburton Co.	6,030,000	228,597.78

Baker Hughes Inc.	2,565,000	208,022.71

ConocoPhillips	2,225,000	196,468.67

Other securities		553,541	1.89

		2,514,588	8.59

Consumer staples — 6.62%

PepsiCo, Inc.	4,850,000	368,115	1.26

Molson Coors Brewing Co., Class B	4,430,000	228,677.78

Altria Group, Inc.	2,725,000	205,956.70

Avon Products, Inc.	4,802,400	189,839.65

Wal-Mart Stores, Inc.	3,820,000	181,565.62

Other securities		761,712	2.61

		1,935,864	6.62

Materials — 3.57%

Air Products and Chemicals, Inc.	2,660,000	262,356.90

Other securities		783,806	2.67

		1,046,162	3.57

Telecommunication services — 2.97%

Telephone and Data Systems, Inc.	2,850,700	178,454	1.06
Telephone and Data Systems, Inc., Special Common Shares	2,300,900	132,532

Sprint Nextel Corp., Series 1	15,800,000	207,454.71

Other securities		350,433	1.20

		868,873	2.97

Utilities — 1.57%

Other securities		459,454	1.57

Miscellaneous — 2.44%

Other common stocks in initial period of acquisition		713,815	2.44

Total common stocks (cost: $21,599,712,000)		26,262,551	89.74

American Funds Insurance Series

Growth-Income Fund

Convertible securities — 0.18%

	Market value (000)	Percent of net assets
Other — 0.09%

Other securities	$24,969.09%

Miscellaneous — 0.09%

Other convertible securities in initial period of acquisition	27,672.09

Total convertible securities (cost: $57,872,000)	52,641.18

Bonds, notes & other debt instruments — 0.04%

Other — 0.04%

Other securities	12,934.04

Total bonds, notes & other debt instruments (cost: $12,602,000)	12,934.04

Short-term securities — 9.85%

	Principal amount (000)

Federal Home Loan Bank 4.15%–4.63% due 1/4–6/20/2008	$361,157	359,386	1.23

Fannie Mae 4.13%–4.29% due 1/18–4/1/2008	220,850	219,289.75

United Parcel Service Inc. 4.15%–4.50% due 2/1–3/31/2008[3]	205,900	204,149.70

Coca-Cola Co. 4.18%–4.52% due 1/8–3/7/2008[3]	191,700	190,567.65

Freddie Mac 4.14%–4.25% due 1/30–5/5/2008	179,400	177,457.61

IBM International Group Capital LLC 4.35%–4.52% due 1/10–2/26/2008[3]	97,000	96,656.58
IBM Capital Inc. 4.20% due 3/10/2008[3]	52,700	52,222
IBM Corp. 4.21% due 1/15/2008[3]	20,000	19,965

Bank of America Corp. 4.695%–5.00% due 1/16–2/26/2008	147,600	146,786.50

Jupiter Securitization Co., LLC 4.77%–6.00% due 1/4–1/10/2008[3]	65,000	64,936.39
JPMorgan Chase & Co. 4.95% due 3/24/2008	50,000	49,447

Hewlett-Packard Co. 4.25%–4.55% due 1/8–1/16/2008[3]	109,600	109,470.37

Edison Asset Securitization LLC 4.61%–4.91% due 1/23–1/24/2008[3]	96,200	95,866.33

International Lease Finance Corp. 4.69%–4.85% due 1/3–2/4/2008	67,100	66,955.23

CAFCO, LLC 4.71%–5.30% due 1/7–1/9/2008[3]	60,900	60,831.21

Other securities		967,116	3.30

Total short-term securities (cost: $2,881,366,000)		2,881,098	9.85

Total investment securities (cost: $24,551,552,000)		29,209,224	99.81

Other assets less liabilities		56,591.19

Net assets		$29,265,815	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,237,377,000.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,490,365,000, which represented 5.09% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets

Suncor Energy	2.30%

Fannie Mae	2.20

Schlumberger	2.18

Altria Group	1.87

BHP Billiton	1.74

Percent of net assets

Boeing	1.64%

Chevron	1.59

Sprint Nextel	1.57

Nokia	1.39

Deere	1.28

Common stocks — 63.68%

	Shares	Market value (000)	Percent of net assets
Energy — 10.85%

Suncor Energy Inc.	1,969,798	$214,146	2.30%

Schlumberger Ltd.	2,059,800	202,623	2.18

Chevron Corp.	1,584,328	147,865	1.59

Petro-Canada	2,150,000	115,341	1.24

Marathon Oil Corp.	1,200,000	73,032.79

Rosetta Resources Inc.[1,2,3]	2,970,000	58,895.63

Other securities		197,718	2.12

		1,009,620	10.85

Information technology — 8.38%

Nokia Corp. (ADR)	3,360,000	128,990	1.39

Microsoft Corp.	3,050,000	108,580	1.17

International Business Machines Corp.	800,000	86,480.93

Cisco Systems, Inc.[1]	3,000,000	81,210.87

Hewlett-Packard Co.	1,500,000	75,720.81

Oracle Corp.[1]	3,000,000	67,740.73

Intel Corp.	2,500,000	66,650.71

Other securities		164,858	1.77

		780,228	8.38

Health care — 8.22%

Medtronic, Inc.	2,250,000	113,107	1.21

Wyeth	2,100,000	92,799	1.00

Johnson & Johnson	1,300,000	86,710.93

United Therapeutics Corp.[1]	750,000	73,238.79

Abbott Laboratories	1,300,000	72,995.78

Endo Pharmaceuticals Holdings Inc.[1]	2,500,000	66,675.72

Eli Lilly and Co.	1,200,000	64,068.69

Other securities		195,740	2.10

		765,332	8.22

Financials — 7.30%

Fannie Mae	5,120,000	204,698	2.20

JPMorgan Chase & Co.	1,500,000	65,475.70

Bank of New York Mellon Corp.	1,200,000	58,512.63

Freddie Mac	1,450,000	49,402.53

Other securities		301,298	3.24

		679,385	7.30

Industrials — 6.16%

Boeing Co.	1,750,000	153,055	1.64

Deere & Co.	1,280,000	119,194	1.28

General Electric Co.	2,250,000	83,408.90

Raytheon Co.	1,040,000	63,128.68

Mitsubishi Corp.[4]	2,000,000	54,485.59

Other securities		99,450	1.07

		572,720	6.16

American Funds Insurance Series

Asset Allocation Fund

Common stocks

	Shares	Market value (000)	Percent of net assets
Consumer discretionary — 5.90%

Lowe’s Companies, Inc.	4,110,000	$92,968	1.00%

Best Buy Co., Inc.	1,705,350	89,787.96

Johnson Controls, Inc.	2,400,000	86,496.93

Target Corp.	1,150,000	57,500.62

Other securities		222,008	2.39

		548,759	5.90

Materials — 5.24%

BHP Billiton Ltd.[4]	4,615,000	161,646	1.74

Newmont Mining Corp.	2,365,000	115,483	1.24

Rio Tinto PLC[4]	727,572	75,969.82

Alcoa Inc.	1,500,000	54,825.59

Other securities		79,485.85

		487,408	5.24

Consumer staples — 3.98%

Altria Group, Inc.	2,300,000	173,834	1.87

Coca-Cola Co.	1,550,000	95,124	1.02

PepsiCo, Inc.	1,000,000	75,900.81

Other securities		25,823.28

		370,681	3.98

Telecommunication services — 3.74%

Sprint Nextel Corp., Series 1	11,100,000	145,743	1.57

Vodafone Group PLC[4]	20,000,000	74,289.80

Other securities		127,888	1.37

		347,920	3.74

Utilities — 1.15%

Reliant Energy, Inc.[1]	3,250,000	85,280.92

Other securities		21,432.23

		106,712	1.15

Miscellaneous — 2.76%

Other common stocks in initial period of acquisition		256,901	2.76

Total common stocks (cost: $4,699,189,000)		5,925,666	63.68

American Funds Insurance Series

Asset Allocation Fund

Preferred stocks — 0.13%

	Market value (000)	Percent of net assets
Other — 0.13%

Other securities	$11,934.13%

Total preferred stocks (cost: $12,731,000)	11,934.13

Rights & warrants — 0.00%

Other — 0.00%

Other securities	0.00

Total rights & warrants (cost: $117,000)	0.00

Bonds, notes & other debt instruments — 21.70%

	Principal amount (000)
Mortgage-backed obligations[5] — 6.25%

Fannie Mae 0%–7.00% 2009–2047[4]	$174,517	174,886	1.88

Freddie Mac 5.00%–7.50% 2016–2038	90,614	92,118.99

Other securities		314,853	3.38

		581,857	6.25

Bonds & notes of U.S. government & government agencies — 5.59%

U.S. Treasury:

2.00%–9.25% 2008–2036[4,6]	122,832	140,598	4.35
3.875% 2010	164,000	167,549
4.875% 2012	91,000	96,510

Fannie Mae 5.25%–7.25% 2012–2030	42,375	46,770.50

Freddie Mac 4.875%–5.25% 2008–2011	31,170	32,585.35

Federal Home Loan Bank 5.125%–5.625% 2013–2016	30,375	32,010.34

Other securities		4,578.05

		520,600	5.59

Financials — 2.06%

Other securities		191,826	2.06

Consumer discretionary — 1.90%

Other securities		176,741	1.90

Industrials — 0.94%

General Electric Co. 5.25% 2017	4,500	4,499.05

Other securities		82,681.89

		87,180.94

Telecommunication services — 0.86%

Sprint Capital Corp. 6.875%–8.75% 2028–2032	7,525	4,942.08
Nextel Communications, Inc., Series F, 5.95% 2014	2,800	2,635

Other securities		72,402.78

		79,979.86

American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments
	Market value (000)	Percent of net assets
Other — 4.10%

Other securities	$381,471	4.10%

Total bonds, notes & other debt instruments (cost: $2,035,280,000)	2,019,654	21.70

Short-term securities — 14.47%

	Principal amount (000)

Federal Home Loan Bank 4.20%–4.36% due 1/2–4/16/2008	$122,300	121,926	1.31

Procter & Gamble International Funding S.C.A. 4.25%–4.50% due 1/15–3/7/2008[7]	111,400	110,816	1.19

Paccar Financial Corp. 4.49%–4.70% due 1/18–2/7/2008	84,700	84,355.91

Coca-Cola Co. 4.46%–4.47% due 1/11–2/15/2008[7]	84,200	83,941.90

Freddie Mac 4.25% due 1/31–2/8/2008	62,400	62,127.67

Honeywell International Inc. 4.46% due 1/22–1/25/2008[7]	54,850	54,678.59

Hewlett-Packard Co. 4.55% due 1/4/2008[7]	50,000	49,975.54

Medtronic Inc. 4.22% due 1/15–1/22/2008[7]	42,200	42,111.45

IBM Corp. 4.21%–4.44% due 1/16–1/29/2008[7]	29,400	29,312.44
IBM International Group Capital LLC 4.67% due 1/18/2008[7]	12,000	11,971

Fannie Mae 4.27% due 3/12/2008	40,900	40,580.44

Johnson & Johnson 4.15% due 1/24/2008[7]	20,000	19,945.21

John Deere Capital Corp. 4.54% due 2/6/2008[7]	20,000	19,894.21

General Electric Capital Corp. 4.15% due 1/2/2008	13,400	13,397.14

Other securities		601,814	6.47

Total short-term securities (cost: $1,347,076,000)		1,346,842	14.47

Total investment securities (cost: $8,094,393,000)		9,304,096	99.98

Other assets less liabilities		2,014.02

Net assets		$9,306,110%	100.00

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund’s affiliated holding listed below is shown in the preceding summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/07 (000)

Rosetta Resources Inc.[1,2]	2,970,000	—	—	2,970,000	—	$58,895

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 6/28–11/9/2005 at a cost of $48,481,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $89,394,000, which represented .96% of the net assets of the fund.

American Funds Insurance Series

Asset Allocation Fund

[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $850,964,000.

[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[6]	Index-linked bond whose principal amount moves with a government retail price index.

[7]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,042,572,000, which represented 11.20% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2007

Largest holdings (by issuer)	Percent of net assets

Freddie Mac	9.62%
U.S. Treasury	7.72
Fannie Mae	6.24
Japan Government	1.58
Federal Home Loan Bank	1.23

Percent of net assets

General Motors Acceptance	.96%
Spain Government	.91
Washington Mutual	.91
Sprint Nextel	.79
Wells Fargo Alternative Loan Trust	.77

Bonds, notes & other debt instruments — 85.59%

	Principal amount (000)	Market value (000)	Percent of net assets
Mortgage-backed obligations[1] — 19.94%

Freddie Mac:
6.00% 2037	$74,998	$76,108	7.58%
6.00% 2037	73,500	74,588
6.00% 2037	54,000	54,815
6.00% 2037	33,467	33,968
6.00% 2038	54,000	54,785
0%–7.00% 2015–2037[2,3]	94,221	93,503

Fannie Mae:
6.00% 2027	22,417	22,833	4.59
5.50% 2037	20,000	19,709
4.50%–12.016% 2010–2042[2,3]	188,145	192,024

Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.091% 2037[3]	19,323	19,197.37

Other securities		378,557	7.40

		1,020,087	19.94

Financials — 14.52%

JPMorgan Chase Capital XXI, Series U, 5.844% 2037[3]	7,500	5,918.40
J.P. Morgan Chase & Co. 4.875%–4.891% 2014–2015[3]	6,070	5,859
JPMorgan Chase Bank NA 6.00% 2017	2,250	2,292
JPMorgan Chase Capital XX, Series T, 6.55% 2066	2,500	2,263
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	2,300	2,218
JPMorgan Chase & Co. 6.00% 2018	2,000	2,039

Citigroup Capital XXI 8.30% 2057	17,745	18,582.36

Royal Bank of Scotland Group PLC 6.99% (undated)[3,4]	17,440	17,418.34

Wells Fargo & Co. 5.25%–5.625% 2012–2017	7,500	7,595.21
Wells Fargo Bank, National Assn. 4.75% 2015	3,000	2,870

Other securities		675,367	13.21

		742,421	14.52

Bonds & notes of U.S. government & government agencies — 11.99%

U.S. Treasury:
3.00% 2012[2,5]	21,961	23,805	7.72
4.25% 2012	41,825	43,282
3.875% 2013	50,000	50,984
4.50% 2016	27,370	28,480
5.125% 2016	59,000	63,854
2.375% 2017[2,5]	15,540	16,416
4.625% 2017	41,800	43,691
8.50% 2020	34,000	47,292
4.50% 2036	23,114	23,240
4.25%–9.25% 2008–2037	46,167	54,005

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)		Market value (000)	Percent of net assets

Freddie Mac:
5.75% 2008		$13,240	$13,294	1.72%
5.25% 2011		30,500	31,933
5.75% 2012		40,000	42,747

Federal Home Loan Bank:
5.25% 2008		44,385	44,420	1.23
5.125%–5.625% 2008–2016		17,820	18,378

Fannie Mae:
1.75% 2008		¥640,000	5,741	1.14
5.50% 2011		$5,000	5,266
5.25% 2012		26,000	27,087
4.625% 2013		20,000	20,231

Other securities			9,260.18

			613,406	11.99

Bonds & notes of government & government agencies outside the U.S. — 9.75%

Japanese Government:
1.70% 2016		¥4,070,450	37,387	1.58
0.90%–2.30% 2008–2035		4,804,350	43,339

Swedish Government 5.00% 2009	SKr	189,325	29,544.58

Queensland Treasury Corp. 6.00% 2015	A$	23,470	19,525.38

United Kingdom 4.75% 2015		£9,596	19,343.38

Hungarian Government 6.75% 2017	HUF	3,379,570	19,072.37

Israeli Government 6.50% 2016[2]	ILS	70,755	18,729.37

South Korean Government 5.25% 2015	KRW	17,265,710	17,908.35

Spanish Government 6.15% 2013		€10,620	16,876.33

Other securities			276,898	5.41

			498,621	9.75

Consumer discretionary — 8.32%

General Motors Corp. 8.80% 2021		$19,360	16,359.32

Other securities			409,022	8.00

			425,381	8.32

Industrials — 4.07%

Other securities			208,035	4.07

Telecommunication services — 3.81%

Nextel Communications, Inc.:
Series E, 6.875% 2013		16,720	16,485.66
Series D, 7.375% 2015		17,740	17,481

Other securities			160,902	3.15

			194,868	3.81

Energy — 2.62%

Other securities			134,212	2.62

Asset-backed obligations — 2.57%

Other securities			131,490	2.57

Materials — 1.94%

Other securities			99,102	1.94

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments

	Market value (000)	Percent of net assets
Health care — 1.86%

Other securities	$95,173	1.86%

Information technology — 1.64%

Other securities	83,611	1.64

Utilities — 1.61%

Other securities	82,582	1.61

Other — 0.95%

Other securities	48,731.95

Total bonds, notes & other debt instruments (cost: $4,438,947,000)	4,377,720	85.59

Convertible securities — 0.28%

Other — 0.28%

Other securities	14,260.28

Total convertible securities (cost: $14,410,000)	14,260.28

Preferred stocks — 3.00%

	Shares
Financials — 2.92%

Fannie Mae:
Series S, 8.25% noncumulative[6]	768,000	19,594.51
Series O, 7.00%[3,4]	135,855	6,296

MUFG Capital Finance 1 Ltd. 6.346% noncumulative[3]	20,148,000	19,114.37

Freddie Mac, Series Z, 8.375%[6]	618,440	16,311.32

Other securities		88,021	1.72

		149,336	2.92

Miscellaneous — 0.08%

Other preferred stocks in initial period of acquisition		4,293.08

Total preferred stocks (cost: $164,923,000)		153,629	3.00

Common stocks — 0.30%

Other — 0.12%

Other securities		6,129.12

Miscellaneous — 0.18%

Other common stocks in initial period of acquisition		9,075.18

Total common stocks (cost: $16,235,000)		15,204.30

American Funds Insurance Series

Bond Fund

Rights & warrants — 0.00%

	Market value (000)	Percent of net assets
Other — 0.00%

Other securities	$1.00%

Total rights & warrants (cost: $52,000)	1.00

Short-term securities — 13.04%

	Principal amount (000)

Wells Fargo & Co. 4.30% due 1/14–1/18/2008	$81,400	81,242	1.59

U.S. Treasury Bills 3.20%–4.05% due 4/3–5/22/2008[7]	65,700	65,044	1.27

Procter & Gamble International Funding S.C.A. 4.47%–4.74% due 1/4–3/4/2008[4,7]	54,800	54,618	1.07

Federal Home Loan Bank 4.25%–4.61% due 1/4–1/22/2008[7]	54,233	54,147	1.06

Freddie Mac 4.0947%–4.62% due 3/10–12/8/2008[7]	53,000	52,130	1.02

Caterpillar Financial Services Corp. 4.20%–4.47% due 1/24–2/19/2008[7]	50,800	50,575.99

Coca-Cola Co. 4.47% due 1/15/2008[4,7]	49,000	48,909.96

IBM International Group Capital LLC 4.47% due 2/15/2008[4]	25,000	24,841.93
IBM Corp. 4.40% due 1/11/2008[4]	23,000	22,969

JPMorgan Chase & Co. 5.05% due 1/4/2008[7]	40,400	40,379.79

United Parcel Service Inc. 4.38%–4.53% due 1/3–3/19/2008[4,7]	37,900	37,688.74

International Bank for Reconstruction and Development 4.33% due 1/22/2008	30,500	30,430.60

Wal-Mart Stores Inc. 4.73% due 1/29/2008[4]	29,500	29,379.57

Harley-Davidson Funding Corp. 4.75% due 1/17/2008[4]	20,000	19,954.39

Other securities		54,415	1.06

Total short-term securities (cost: $666,635,000)		666,720	13.04

Total investment securities (cost: $5,301,202,000)		5,227,534	102.21

Other assets less liabilities		(112,935)	(2.21)

Net assets		$5,114,599	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale. The total value of all such restricted securities was $5,401,000, which represented .10% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $247,371,000.

[3]	Coupon rate may change periodically.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $979,499,000, which represented 19.15% of the net assets of the fund.

[5]	Index-linked bond whose principal amount moves with a government retail price index.

[6]	Security did not produce income during the last 12 months.

[7]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2007

Largest holdings (by issuer)	Percent of net assets

Charter Communications	1.95%

Edison International	1.71

Williams Companies	1.57

NXP	1.43

Univision Communications	1.33

Percent of net assets

Ford Motor	1.26%

Nielsen Co.	1.13

DigitalGlobe	1.11

GMAC	1.03

General Motors	1.03

Bonds, notes & other debt instruments — 84.64%

	Principal amount (000)	Market value (000)	Percent of net assets

Consumer discretionary — 23.71%

Charter Communications Operating, LLC, Term Loan Facilities B, 6.99% 2014[1,2,3]	$8,225	$7,699
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	6,208	5,960
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	6,975	5,719
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%– 8.375% 2012–2014[4]	3,900	3,786	1.95%
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125%–13.50% 2011–2012	2,050	1,612
CCH I, LLC and CCH I Capital Corp. 10.25% 2010	1,167	1,149

Univision Communications Inc. 9.75% 2015[4,5]	13,990	12,818
Univision Communications, Inc. First Lien Term Loan B, 7.21% 2014[1,2,3]	4,850	4,430	1.33
Univision Communications, Inc. Second Lien Term Loan, 7.345% 2009[1,2,3]	500	490

General Motors Corp.:
7.25% 2013	400	520
8.80% 2021	7,957	6,724	1.03
7.125%–8.375% 2011–2033	7,355	6,399

Michaels Stores, Inc. 10.00% 2014	7,575	7,234.54

Allison Transmission Holdings, Inc. 11.25% 2015[4,5]	8,050	7,144.54

Ford Motor Co. 6.50%–8.875% 2018–2022	6,399	4,789
Ford Motor Co., Term Loan B, 8.00% 2013[1,2,3]	1,990	1,846.51
Ford Capital BV 9.50% 2010	200	189

CanWest Media Inc., Series B, 8.00% 2012	7,076	6,713.50

Idearc Inc. 8.00% 2016	6,400	5,904.44

Young Broadcasting Inc. 10.00% 2011	7,467	5,871.44

Pinnacle Entertainment, Inc. 7.50% 2015[4]	5,500	5,019.38

Other securities		213,798	16.05

		315,813	23.71

Industrials — 11.87%

Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	7,600	7,809
0%/12.50% 2016[6]	9,965	7,050	1.13
Nielsen Finance LLC, Term Loan B, 7.146% 2013[1,2,3]	249	237

Hawker Beechcraft 8.875% 2015[4,5]	8,110	8,049.60

DAE Aviation Holdings, Inc. 11.25% 2015[4]	6,845	7,256.55

Other securities		127,725	9.59

		158,126	11.87

Financials — 7.82%

General Motors Acceptance Corp. 6.625%–8.00% 2011–2031[1]	9,142	7,627
Residential Capital Corp. 7.875%–8.544% 2009–2010[1,4]	7,425	4,383	1.03
Residential Capital, LLC 5.646%–8.00% 2008–2012[1]	2,240	1,689

Ford Motor Credit Co. 5.80%–9.875% 2009–2012[1]	11,075	10,018.75

Citigroup Capital XXI 8.30% 2057	5,625	5,890.44

Other securities		74,530	5.60

		104,137	7.82

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Market value (000)	Percent of net assets
Telecommunication services — 7.81%

American Tower Corp. 7.125% 2012	$8,115	$8,379.63%

Triton PCS, Inc. 8.50% 2013	6,625	6,890.52

MetroPCS Wireless, Inc. 9.25% 2014	7,250	6,851.51

Rural Cellular Corp. 8.124% 2013[1]	5,675	5,789.44

Nextel Communications, Inc., Series D, 7.375% 2015	5,175	5,099.38

Other securities		71,050	5.33

		104,058	7.81

Information technology — 6.60%

NXP BV and NXP Funding LLC:
9.50% 2015	12,145	11,158
7.875%–7.993% 2013–2014[1]	8,375	7,887	1.43

Hughes Communications, Inc. 9.50% 2014	9,150	9,310.70

First Data Corp., Term Loan B2, 7.634% 2014[1,2,3]	8,978	8,545.64

Sanmina-SCI Corp. 8.125% 2016	9,350	8,333.62

SunGard Data Systems Inc. 9.125% 2013	6,984	7,141.54

Serena Software, Inc. 10.375% 2016	5,975	5,915.44

Other securities		29,668	2.23

		87,957	6.60

Materials — 5.96%

Georgia Gulf Corp. 9.50% 2014	7,135	5,726.43

Other securities		73,708	5.53

		79,434	5.96

Health care — 5.29%

HCA Inc., Term Loan B, 7.09% 2013[1,2,3]	9,566	9,219.69

HealthSouth Corp. 10.75% 2016	8,005	8,405.63

VWR International, Inc. 10.25% 2015[1,4,5]	6,310	6,042.46

Warner Chilcott Corp. 8.75% 2015	5,187	5,369.40

PTS Acquisition Corp. 9.50% 2015[4,5]	5,345	4,984.38

Other securities		36,407	2.73

		70,426	5.29

Energy — 5.04%

Williams Companies, Inc.:
8.75% 2032	6,825	8,378
6.375%–8.125% 2010–2021[1,4]	4,650	4,899
Williams Partners L.P. and Williams Partners Finance Corp. 7.25%–7.50% 2011–2017	6,350	6,629	1.57
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	1,041

Enterprise Products Operating LP 7.034% 2068[1]	5,675	5,153.39

Other securities		41,126	3.08

		67,226	5.04

Utilities — 4.34%

Edison Mission Energy:
7.50% 2013	4,700	4,841
7.00% 2017	5,525	5,456
7.20% 2019	5,725	5,653	1.71
7.625%–7.75% 2016–2027	4,625	4,569
Midwest Generation, LLC, Series B, 8.56% 2016[2]	2,108	2,250

Other securities		35,055	2.63

		57,824	4.34

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Market value (000)	Percent of net assets

Consumer staples — 2.86%

Stater Bros. Holdings Inc. 8.125% 2012	$4,900	$4,863.37%

Other securities		33,222	2.49

		38,085	2.86

Mortgage-backed obligations[2] — 1.70%

Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[4,7]	5,970	5,816.44

American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[4,7]	6,050	5,499.41

Other securities		11,290.85

		22,605	1.70

Bonds & notes of governments outside the U.S. — 1.44%

Other securities		19,155	1.44

Other — 0.20%

Other securities		2,600.20

Total bonds, notes & other debt instruments (cost: $1,184,478,000)		1,127,446	84.64

Convertible securities — 0.77%

Other — 0.59%

Other securities		7,832.59

Miscellaneous — 0.18%

Other convertible securities in initial period of acquisition		2,373.18

Total convertible securities (cost: $8,639,000)		10,205.77

Preferred stocks — 1.77%

Other — 1.50%

Other securities		19,955	1.50

Miscellaneous — 0.27%

Other preferred stocks in initial period of acquisition		3,623.27

Total preferred stocks (cost: $24,943,000)		23,578	1.77

American Funds Insurance Series

High-Income Bond Fund

Common stocks — 1.99%

	Shares	Market value (000)	Percent of net assets

Industrials — 1.11%

DigitalGlobe Inc.[7,8,9]	3,677,578	$14,710	1.11%

Other — 0.52%

Other securities		6,960.52

Miscellaneous — 0.36%

Other common stocks in initial period of acquisition		4,779.36

Total common stocks (cost: $16,516,000)		26,449	1.99

Rights & warrants — 0.00%

Other — 0.00%

Other securities		—	.00

Total rights & warrants (cost: $428,000)		—	.00

Short-term securities — 8.70%

	Principal amount (000)

Federal Home Loan Bank 4.20%–4.61% due 1/4–4/16/2008[10]	$25,100	24,940	1.87

Hewlett-Packard Co. 4.24% due 1/14/2008[4]	17,300	17,271	1.30

Caterpillar Financial Services Corp. 4.47% due 1/24/2008	16,800	16,744	1.26

Wal-Mart Stores Inc. 4.73% due 1/29/2008[4]	16,200	16,133	1.21

Ranger Funding Co. LLC 5.02% due 1/25/2008[4]	13,150	13,102.98

Procter & Gamble International Funding S.C.A. 4.74% due 1/4/2008[4]	6,800	6,796.51

General Electric Capital Corp. 4.15% due 1/2/2008	5,100	5,099.38

Fannie Mae 4.23% due 3/12/2008[10]	4,900	4,862.37

Other securities		10,981.82

Total short-term securities (cost: $115,931,000)		115,928	8.70

Total investment securities (cost: $1,350,935,000)		1,303,606	97.87

Other assets less liabilities		28,373	2.13

Net assets		$1,331,979	100.00%

American Funds Insurance Series

High-Income Bond Fund

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Coupon rate may change periodically.

[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[3]	Loan participations and assignments; the total value of all such loans, including those in “Other securities,” was $88,132,000, which represents 6.62% of the net assets of the fund.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $329,727,000, which represented 24.75% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

[6]	Step bond; coupon rate will increase at a later date.

[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $59,720,000.

[8]	Security did not produce income during the last 12 months.

[9]

Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/14/1999–7/31/2003 at a cost of $3,000,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $14,811,000, which represented 1.12% of the net assets of the fund.

[10]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

American Funds Insurance Series

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American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2007

(dollars and shares in thousands, except per-share amounts)

	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund

Assets:
Investment securities at market:
Unaffiliated issuers	$277,767		$5,880,379	$4,130,774		$29,736,060		$11,530,272	$2,134,771
Affiliated issuers	—		—	215,419		1,151,237		—	—
Cash denominated in currencies other than U.S. dollars	—		7	—	*	—	*	1,246	213
Cash	64		122	231		208		98	111
Receivables for:
Sales of investments	5		8,189	11,050		2,983		46,122	297
Sales of fund’s shares	711		6,686	7,351		34,069		7,225	4,021
Open forward currency contracts	—		—	—		—		—	—
Closed forward currency contracts	—		—	—		—		—	—
Dividends and interest	127		7,057	6,358		28,052		20,357	6,301
Other assets	—	*	2	589		11		4	—

	278,674		5,902,442	4,371,772		30,952,620		11,605,324	2,145,714

Liabilities:
Payables for:
Purchases of investments	3,577		24,863	19,128		52,586		14,109	6,879
Repurchases of fund’s shares	6		6,891	3,301		50,757		32,928	64
Open forward currency contracts	—		—	—		—		—	—
Closed forward currency contracts	—		—	—		—		—	—
Investment advisory services	120		2,318	2,288		7,499		4,279	1,195
Distribution services	50		1,098	838		5,474		2,075	393
Trustees’ deferred compensation	2		65	38		891		388	13
Other	115		3,110	2,491		52		1,347	1,199

	3,870		38,345	28,084		117,259		55,126	9,743

Net assets at December 31, 2007 (total: $108,244,797)	$274,804		$5,864,097	$4,343,688		$30,835,361		$11,550,198	$2,135,971

Investment securities at cost:
Unaffiliated issuers	$238,424		$4,834,943	$3,264,025		$24,071,275		$8,791,552	$1,526,476

Affiliated issuers	—		—	$162,441		$984,779		—	—

Cash denominated in currencies other than U.S. dollars at cost	—		$7	—	*	—	*	$1,246	$213

Net assets consist of:
Capital paid in on shares of beneficial interest	$229,461		$4,373,987	$3,024,176		$22,019,750		$7,486,715	$1,380,886
Undistributed (distributions in excess of) net investment income	(12)		3,943	(59,598)		21,694		15,527	(2,541)
Undistributed (accumulated) net realized gain (loss)	6,126		443,787	461,731		2,962,467		1,309,775	150,428
Net unrealized appreciation (depreciation)	39,229		1,042,380	917,379		5,831,450		2,738,181	607,198

Net assets at December 31, 2007	$274,804		$5,864,097	$4,343,688		$30,835,361		$11,550,198	$2,135,971

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $16,970,496)	$35,161		$683,751	$369,280		$5,051,099		$1,707,577	$261,085
Shares outstanding	2,495		27,192	13,576		75,140		68,836	10,087
Net asset value per share	$14.09		$25.15	$27.20		$67.22		$24.81	$25.88
Class 2:
Net assets (total: $90,172,231)	$239,643		$5,180,346	$3,974,408		$25,358,763		$9,719,162	$1,874,886
Shares outstanding	17,091		207,180	147,495		380,069		393,200	72,973
Net asset value per share	$14.02		$25.00	$26.95		$66.72		$24.72	$25.69
Class 3:
Net assets (total: $1,102,070)	—		—	—		$425,499		$123,459	—
Shares outstanding	—		—	—		6,331		4,979	—
Net asset value per share	—		—	—		$67.21		$24.80	—

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund		Growth- Income Fund		Asset Allocation Fund	Bond Fund

Assets:
Investment securities at market:
Unaffiliated issuers	$4,413,877	$2,075,284		$29,209,224		$9,245,201	$5,227,534
Affiliated issuers	—	—		—		58,895	—
Cash denominated in currencies other than U.S. dollars	—	—	*	—	*	—	—	*
Cash	134	453		141		421	1,442
Receivables for:
Sales of investments	—	1,228		31,713		919	63
Sales of fund’s shares	3,740	11,777		74,812		9,808	6,741
Open forward currency contracts	—	—		—		—	781
Closed forward currency contracts	—	—		—		—	109
Dividends and interest	5,407	3,964		26,545		32,995	63,561
Other assets	1	194		11		163	96

	4,423,159	2,092,900		29,342,446		9,348,402	5,300,327

Liabilities:
Payables for:
Purchases of investments	2,788	14,823		58,120		36,693	150,104
Repurchases of fund’s shares	1,103	116		6,565		1,599	32,036
Open forward currency contracts	—	—		—		4	897
Closed forward currency contracts	—	—		—		—	—
Investment advisory services	1,407	927		5,863		2,157	1,519
Distribution services	914	415		5,019		1,565	989
Trustees’ deferred compensation	39	3		1,015		238	54
Other	1	503		49		36	129

	6,252	16,787		76,631		42,292	185,728

Net assets at December 31, 2007 (total: $108,244,797)	$4,416,907	$2,076,113		$29,265,815		$9,306,110	$5,114,599

Investment securities at cost:
Unaffiliated issuers	$3,929,113	$1,982,546		$24,551,552		$8,045,912	$5,301,202

Affiliated issuers	—	—		—		$48,481	—

Cash denominated in currencies other than U.S. dollars at cost	—	—	*	—	*	—	—	*

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,666,494	$1,969,602		$22,918,883		$7,705,026	$5,125,785
Undistributed (distributions in excess of) net investment income	14,776	(1,372)		82,693		39,608	49,998
Undistributed (accumulated) net realized gain (loss)	250,873	15,579		1,606,516		351,805	12,323
Net unrealized appreciation (depreciation)	484,764	92,304		4,657,723		1,209,671	(73,507)

Net assets at December 31, 2007	$4,416,907	$2,076,113		$29,265,815		$9,306,110	$5,114,599

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $16,970,496)	$142,476	$79,498		$5,618,032		$1,927,088	$436,150
Shares outstanding	12,353	6,750		132,131		104,115	39,167
Net asset value per share	$11.53	$11.78		$42.52		$18.51	$11.14
Class 2:
Net assets (total: $90,172,231)	$4,274,431	$1,996,615		$23,242,713		$7,307,690	$4,678,449
Shares outstanding	373,215	169,874		549,982		397,430	424,083
Net asset value per share	$11.45	$11.75		$42.26		$18.39	$11.03
Class 3:
Net assets (total: $1,102,070)	—	—		$405,070		$71,332	—
Shares outstanding	—	—		9,528		3,855	—
Net asset value per share	—	—		$42.51		$18.50	—

(dollars and shares in thousands, except per-share amounts)

	Global Bond Fund		High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Assets:
Investment securities at market:
Unaffiliated issuers	$299,859		$1,303,606	$849,141		$582,557
Affiliated issuers	—		—	—		—
Cash denominated in currencies other than U.S. dollars	—	*	26	—		—
Cash	127		2,743	358		656
Receivables for:
Sales of investments	6		3,611	172		—
Sales of fund’s shares	2,048		1,898	1,168		1,985
Open forward currency contracts	237		19	—		—
Closed forward currency contracts	892		—	—		—
Dividends and interest	4,989		23,261	6,435		—
Other assets	5		265	—	*	—	*

	308,163		1,335,429	857,274		585,198

Liabilities:
Payables for:
Purchases of investments	28		1,603	18,956		—
Repurchases of fund’s shares	—		750	443		556
Open forward currency contracts	505		6	—		—
Closed forward currency contracts	41		—	—		—
Investment advisory services	127		479	280		142
Distribution services	56		215	129		98
Trustees’ deferred compensation	—	*	93	75		38
Other	6		304	—	*	—	*

	763		3,450	19,883		834

Net assets at December 31, 2007 (total: $108,244,797)	$307,400		$1,331,979	$837,391		$584,364

Investment securities at cost:
Unaffiliated issuers	$295,414		$1,350,935	$836,081		$582,578

Affiliated issuers	—		—	—		—

Cash denominated in currencies other than U.S. dollars at cost	—	*	$26	—		—

Net assets consist of:
Capital paid in on shares of beneficial interest	$301,657		$1,493,137	$825,303		$580,391
Undistributed (distributions in excess of) net investment income	1,377		15,604	6,027		3,995
Undistributed (accumulated) net realized gain (loss)	108		(129,461)	(6,999)		(1)
Net unrealized appreciation (depreciation)	4,258		(47,301)	13,060		(21)

Net assets at December 31, 2007	$307,400		$1,331,979	$837,391		$584,364

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $16,970,496)	$27,783		$308,197	$211,304		$112,015
Shares outstanding	2,564		26,462	18,015		9,824
Net asset value per share	$10.83		$11.65	$11.73		$11.40
Class 2:
Net assets (total: $90,172,231)	$279,617		$996,092	$597,224		$452,192
Shares outstanding	25,859		86,229	51,245		39,836
Net asset value per share	$10.81		$11.55	$11.65		$11.35
Class 3:
Net assets (total: $1,102,070)	—		$27,690	$28,863		$20,157
Shares outstanding	—		2,376	2,459		1,768
Net asset value per share	—		$11.65	$11.74		$11.40

American Funds Insurance Series

Statements of operations for the year ended December 31, 2007

(dollars in thousands)

	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$2,416		$92,659	$28,337		$291,998	$209,230	$28,885
Interest	1,580		37,609	15,006		88,054	24,237	15,510

	3,996		130,268	43,343		380,052	233,467	44,395

Fees and expenses[3]:
Investment advisory services	1,306		26,735	27,298		93,790	50,363	12,656
Distribution services — Class 2	483		11,594	8,995		61,182	21,178	3,723
Distribution services — Class 3	—		—	—		804	221	—
Transfer agent services	—	[4]	3	2		18	6	1
Reports to shareholders	6		151	117		1,284	312	51
Registration statement and prospectus	2		54	41		481	113	17
Postage, stationery and supplies	2		46	35		269	95	16
Trustees’ compensation	2		45	33		334	126	13
Auditing and legal	5		38	36		164	67	28
Custodian	26		658	968		698	2,329	709
State and local taxes	2		42	31		258	87	13
Other	4		34	43		52	53	42

Total fees and expenses before waiver	1,838		39,400	37,599		159,334	74,950	17,269
Less waiver of fees and expenses:
Investment advisory services	131		2,714	2,730		9,379	5,036	1,266

Total fees and expenses after waiver	1,707		36,686	34,869		149,955	69,914	16,003

Net investment income	2,289		93,582	8,474		230,097	163,553	28,392

Net realized gain and unrealized appreciation (depreciation) on investments and currency:
Net realized gain (loss) on:
Investments[2]	22,813		442,683	510,382		2,966,674	1,311,910	165,235
Currency transactions	18		(1,085)	(740)		(3,822)	1,345	(62)

	22,831		441,598	509,642		2,962,852	1,313,255	165,173

Net unrealized appreciation (depreciation) on:
Investments	9,014		141,895	162,605		146,965	363,035	263,388
Currency translations	(9)		(73)	—	[4]	7	533	(3)

	9,005		141,822	162,605		146,972	363,568	263,385

Net realized gain and unrealized appreciation (depreciation) on investments and currency	31,836		583,420	672,247		3,109,824	1,676,823	428,558

Net increase in net assets resulting from operations	$34,125		$677,002	$680,721		$3,339,921	$1,840,376	$456,950

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.
[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[4]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$84,983	$28,462	$439,895	$98,655
Interest	18,009	11,791	157,015	155,146

	102,992	40,253	596,910	253,801

Fees and expenses[3]:
Investment advisory services	18,332	9,447	75,627	26,249
Distribution services — Class 2	10,674	3,250	58,512	17,563
Distribution services — Class 3	—	—	799	135
Transfer agent services	3	1	18	5
Reports to shareholders	140	38	1,260	254
Registration statement and prospectus	48	14	474	92
Postage, stationery and supplies	43	10	263	77
Trustees’ compensation	38	9	348	93
Auditing and legal	22	16	153	45
Custodian	10	200	543	139
State and local taxes	39	9	256	73
Other	7	11	52	18

Total fees and expenses before waiver	29,356	13,005	138,305	44,743
Less waiver of fees and expenses:
Investment advisory services	1,833	1,786	7,563	2,625

Total fees and expenses after waiver	27,523	11,219	130,742	42,118

Net investment income	75,469	29,034	466,168	211,683

Net realized gain and unrealized appreciation (depreciation) on investments and currency:
Net realized gain (loss) on:
Investments[2]	254,410	77,310	1,631,859	357,028
Currency transactions	—	496	1,482	73

	254,410	77,806	1,633,341	357,101

Net unrealized appreciation (depreciation) on:
Investments	(250,926)	41,785	(740,115)	(75,524)
Currency translations	—	11	(250)	132

	(250,926)	41,796	(740,365)	(75,392)

Net realized gain and unrealized appreciation (depreciation) on investments and currency	3,484	119,601	892,976	281,709

Net increase in net assets resulting from operations	$78,953	$148,636	$1,359,144	$493,392

(dollars in thousands)

	Bond Fund	Global Bond Fund		High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$1,987	$—		$1,482	$—		$—
Interest	258,016	7,085		98,936	37,507		25,277

	260,003	7,085		100,418	37,507		25,277

Fees and expenses[3]:
Investment advisory services	17,355	776		6,066	3,222		1,566
Distribution services — Class 2	10,166	295		2,375	1,188		916
Distribution services — Class 3	—	—		57	54		34
Transfer agent services	3	—	[4]	1	—	[4]	— [4]
Reports to shareholders	138	3		35	20		13
Registration statement and prospectus	47	1		14	8		5
Postage, stationery and supplies	43	1		10	6		4
Trustees’ compensation	38	1		22	15		9
Auditing and legal	24	4		7	4		3
Custodian	218	37		18	4		1
State and local taxes	36	—	[4]	12	6		4
Other	14	4		5	2		1

Total fees and expenses before waiver	28,082	1,122		8,622	4,529		2,556
Less waiver of fees and expenses:
Investment advisory services	1,736	78		607	322		157

Total fees and expenses after waiver	26,346	1,044		8,015	4,207		2,399

Net investment income	233,657	6,041		92,403	33,300		22,878

Net realized gain and unrealized appreciation (depreciation) on investments and currency:
Net realized gain (loss) on:
Investments[2]	34,155	1,559		3,529	2,138		3
Currency transactions	642	1,785		(436)	—		—

	34,797	3,344		3,093	2,138		3

Net unrealized appreciation (depreciation) on:
Investments	(128,031)	4,340		(81,453)	12,104		(32)
Currency translations	(175)	(176)		122	—		—

	(128,206)	4,164		(81,331)	12,104		(32)

Net realized gain and unrealized appreciation (depreciation) on investments and currency	(93,409)	7,508		(78,238)	14,242		(29)

Net increase in net assets resulting from operations	$140,248	$13,549		$14,165	$47,542		$22,849

American Funds Insurance Series

Statements of changes in net assets

(dollars and shares in thousands)

	Global Discovery Fund		Global Growth Fund

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$2,289	$1,365	$93,582	$59,518
Net realized gain on investments and currency transactions	22,831	7,701	441,598	267,086
Net unrealized appreciation (depreciation) on investments and currency translations	9,005	14,780	141,822	325,522

Net increase in net assets resulting from operations	34,125	23,846	677,002	652,126

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:
Class 1	(377)	(271)	(15,248)	(2,252)
Class 2	(2,059)	(1,137)	(129,196)	(27,641)
Class 3	—	—	—	—

Total dividends from net investment income and currency gains	(2,436)	(1,408)	(144,444)	(29,893)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(1,013)	(558)	(1,007)	—
Class 2	(6,707)	(2,896)	(13,287)	—
Class 3	—	—	—	—
Long-term net realized gains:
Class 1	(1,382)	(465)	(13,121)	—
Class 2	(9,278)	(2,418)	(173,088)	—
Class 3	—	—	—	—

Total distributions from net realized gain on investments	(18,380)	(6,337)	(200,503)	—

Total dividends and distributions paid to shareholders	(20,816)	(7,745)	(344,947)	(29,893)

Capital share transactions:
Class 1:
Proceeds from shares sold	6,060	3,836	399,261	53,477
Proceeds from reinvestment of dividends and distributions	2,772	1,294	29,376	2,252
Cost of shares repurchased	(4,255)	(2,250)	(43,793)	(25,878)

Net increase (decrease) from Class 1 transactions	4,577	2,880	384,844	29,851

Class 2:
Proceeds from shares sold	71,657	46,346	675,865	844,863
Proceeds from reinvestment of dividends and distributions	18,044	6,451	315,571	27,641
Cost of shares repurchased	(11,522)	(4,507)	(137,454)	(54,850)

Net increase from Class 2 transactions	78,179	48,290	853,982	817,654

Class 3:
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—
Cost of shares repurchased	—	—	—	—

Net (decrease) from Class 3 transactions	—	—	—	—

Net increase in net assets resulting from capital share transactions	82,756	51,170	1,238,826	847,505

Total increase in net assets	96,065	67,271	1,570,881	1,469,738
Net assets:
Beginning of period	178,739	111,468	4,293,216	2,823,478

End of period	$274,804	$178,739	$5,864,097	$4,293,216

Undistributed (distributions in excess of) net investment income	$(12)	$(168)	$3,943	$58,293

Shares of beneficial interest:
Class 1:
Shares sold	423	309	15,922	2,469
Shares issued on reinvestment of dividends and distributions	202	101	1,195	113
Shares repurchased	(304)	(186)	(1,788)	(1,224)

Net increase (decrease) in shares outstanding	321	224	15,329	1,358

Class 2:
Shares sold	5,027	3,786	27,538	39,535
Shares issued on reinvestment of dividends and distributions	1,325	502	12,903	1,402
Shares repurchased	(832)	(376)	(5,664)	(2,587)

Net increase in shares outstanding	5,520	3,912	34,777	38,350

Class 3:
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

Net (decrease) in shares outstanding	—	—	—	—

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

	Global Small Capitalization Fund		Growth Fund		International Fund

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$8,474	$17,133	$230,097	$228,628	$163,553	$137,525
Net realized gain on investments and currency transactions	509,642	299,107	2,962,852	1,980,628	1,313,255	500,368
Net unrealized appreciation (depreciation) on investments and currency translations	162,605	253,788	146,972	227,023	363,568	722,497

Net increase in net assets resulting from operations	680,721	570,028	3,339,921	2,436,279	1,840,376	1,360,390

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:
Class 1	(9,957)	(1,490)	(50,378)	(34,631)	(27,717)	(28,625)
Class 2	(106,466)	(11,446)	(192,512)	(174,167)	(135,569)	(108,664)
Class 3	—	—	(3,515)	(3,616)	(1,795)	(1,878)

Total dividends from net investment income and currency gains	(116,423)	(12,936)	(246,405)	(212,414)	(165,081)	(139,167)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(5,130)	(538)	(23,434)	—	(13,679)	—
Class 2	(65,805)	(5,511)	(113,371)	—	(67,770)	—
Class 3	—	—	(2,111)	—	(991)	—
Long-term net realized gains:
Class 1	(15,875)	(11,953)	(310,646)	(21,900)	(67,908)	(14,699)
Class 2	(203,660)	(122,408)	(1,502,851)	(127,584)	(336,431)	(54,210)
Class 3	—	—	(27,987)	(2,908)	(4,920)	(1,054)

Total distributions from net realized gain on investments	(290,470)	(140,410)	(1,980,400)	(152,392)	(491,699)	(69,963)

Total dividends and distributions paid to shareholders	(406,893)	(153,346)	(2,226,805)	(364,806)	(656,780)	(209,130)

Capital share transactions:
Class 1:
Proceeds from shares sold	126,470	24,884	2,309,420	75,477	10,273	6,333
Proceeds from reinvestment of dividends and distributions	30,962	13,981	384,458	56,531	109,304	43,324
Cost of shares repurchased	(54,125)	(61,177)	(1,277,505)	(634,730)	(261,901)	(240,979)

Net increase (decrease) from Class 1 transactions	103,307	(22,312)	1,416,373	(502,722)	(142,324)	(191,322)

Class 2:
Proceeds from shares sold	650,430	605,175	2,390,962	3,219,737	1,410,185	1,576,966
Proceeds from reinvestment of dividends and distributions	375,931	139,365	1,808,734	301,751	539,770	162,874
Cost of shares repurchased	(234,256)	(172,814)	(2,925,475)	(477,546)	(457,606)	(163,789)

Net increase from Class 2 transactions	792,105	571,726	1,274,221	3,043,942	1,492,349	1,576,051

Class 3:
Proceeds from shares sold	—	—	4,170	6,187	3,053	7,615
Proceeds from reinvestment of dividends and distributions	—	—	33,613	6,524	7,706	2,931
Cost of shares repurchased	—	—	(82,589)	(99,810)	(22,414)	(23,044)

Net (decrease) from Class 3 transactions	—	—	(44,806)	(87,099)	(11,655)	(12,498)

Net increase in net assets resulting from capital share transactions	895,412	549,414	2,645,788	2,454,121	1,338,370	1,372,231

Total increase in net assets	1,169,240	966,096	3,758,904	4,525,594	2,521,966	2,523,491
Net assets:
Beginning of period	3,174,448	2,208,352	27,076,457	22,550,863	9,028,232	6,504,741

End of period	$4,343,688	$3,174,448	$30,835,361	$27,076,457	$11,550,198	$9,028,232

Undistributed (distributions in excess of) net investment income	$(59,598)	$1,723	$21,694	$43,246	$15,527	$15,449

Shares of beneficial interest:
Class 1:
Shares sold	4,520	1,070	33,820	1,227	415	313
Shares issued on reinvestment of dividends and distributions	1,132	668	5,708	924	4,615	2,124
Shares repurchased	(1,999)	(2,682)	(18,697)	(10,324)	(11,093)	(11,857)

Net increase (decrease) in shares outstanding	3,653	(944)	20,831	(8,173)	(6,063)	(9,420)

Class 2:
Shares sold	23,682	26,182	35,619	52,766	59,148	77,838
Shares issued on reinvestment of dividends and distributions	13,858	6,710	27,058	4,975	22,881	7,986
Shares repurchased	(8,879)	(7,671)	(43,455)	(7,881)	(19,682)	(8,194)

Net increase in shares outstanding	28,661	25,221	19,222	49,860	62,347	77,630

Class 3:
Shares sold	—	—	63	100	130	375
Shares issued on reinvestment of dividends and distributions	—	—	499	107	326	144
Shares repurchased	—	—	(1,224)	(1,629)	(951)	(1,144)

Net (decrease) in shares outstanding	—	—	(662)	(1,422)	(495)	(625)

	(dollars and shares in thousands)

	New World Fund		Blue Chip Income and Growth Fund

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$28,392	$19,941	$75,469	$53,818
Net realized gain on investments and currency transactions	165,173	101,979	254,410	136,955
Net unrealized appreciation (depreciation) on investments and currency translations	263,385	163,011	(250,926)	388,512

Net increase in net assets resulting from operations	456,950	284,931	78,953	579,285

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:
Class 1	(6,659)	(1,693)	(4,468)	(1,925)
Class 2	(49,605)	(13,873)	(109,535)	(39,240)
Class 3	—	—	—	—

Total dividends from net investment income and currency gains	(56,264)	(15,566)	(114,003)	(41,165)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(2,014)	—	(1,063)	(613)
Class 2	(19,962)	—	(28,489)	(14,642)
Class 3	—	—	—	—
Long-term net realized gains:
Class 1	(7,335)	(777)	(3,868)	(6,818)
Class 2	(72,698)	(6,937)	(103,659)	(162,814)
Class 3	—	—	—	—

Total distributions from net realized gain on investments	(102,009)	(7,714)	(137,079)	(184,887)

Total dividends and distributions paid to shareholders	(158,273)	(23,280)	(251,082)	(226,052)

Capital share transactions:
Class 1:
Proceeds from shares sold	120,507	29,547	8,279	15,459
Proceeds from reinvestment of dividends and distributions	16,008	2,470	9,399	9,356
Cost of shares repurchased	(29,946)	(21,658)	(29,039)	(14,648)

Net increase (decrease) from Class 1 transactions	106,569	10,359	(11,361)	10,167

Class 2:
Proceeds from shares sold	374,113	293,407	462,760	482,725
Proceeds from reinvestment of dividends and distributions	142,265	20,810	241,683	216,696
Cost of shares repurchased	(86,420)	(50,811)	(200,407)	(130,490)

Net increase from Class 2 transactions	429,958	263,406	504,036	568,931

Class 3:
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—
Cost of shares repurchased	—	—	—	—

Net (decrease) from Class 3 transactions	—	—	—	—

Net increase in net assets resulting from capital share transactions	536,527	273,765	492,675	579,098

Total increase in net assets	835,204	535,416	320,546	932,331
Net assets:
Beginning of period	1,300,767	765,351	4,096,361	3,164,030

End of period	$2,135,971	$1,300,767	$4,416,907	$4,096,361

Undistributed (distributions in excess of) net investment income	$(2,541)	$10,927	$14,776	$53,310

Shares of beneficial interest:
Class 1:
Shares sold	4,878	1,569	668	1,362
Shares issued on reinvestment of dividends and distributions	681	146	769	895
Shares repurchased	(1,305)	(1,184)	(2,380)	(1,308)

Net increase (decrease) in shares outstanding	4,254	531	(943)	949

Class 2:
Shares sold	15,801	15,627	38,123	42,906
Shares issued on reinvestment of dividends and distributions	6,123	1,238	19,932	20,876
Shares repurchased	(3,867)	(2,831)	(16,554)	(11,663)

Net increase in shares outstanding	18,057	14,034	41,501	52,119

Class 3:
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

Net (decrease) in shares outstanding	—	—	—	—

American Funds Insurance Series

Statements of changes in net assets

(dollars and shares in thousands)

	Global Growth and Income Fund		Growth-Income Fund		Asset Allocation Fund

	Year ended December 31, 2007	Period ended December 31, 2006[1]	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$29,034	$3,148	$466,168	$411,852	$211,683	$164,993
Net realized gain (loss) on investments and currency transactions	77,806	3,716	1,633,341	926,245	357,101	275,335
Net unrealized appreciation (depreciation) on investments and currency translations	41,796	50,508	(740,365)	2,133,468	(75,392)	488,795

Net increase in net assets resulting from operations	148,636	57,372	1,359,144	3,471,565	493,392	929,123

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:
Class 1	(1,370)	(271)	(99,611)	(63,674)	(42,539)	(24,341)
Class 2	(30,736)	(3,240)	(355,785)	(327,704)	(157,653)	(132,041)
Class 3	—	—	(6,561)	(6,935)	(1,590)	(1,651)

Total dividends from net investment income and currency gains	(32,106)	(3,511)	(461,957)	(398,313)	(201,782)	(158,033)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(1,952)	—	(17,061)	(3,880)	(5,053)	—
Class 2	(47,286)	—	(69,728)	(20,518)	(28,051)	—
Class 3	—	—	(1,354)	(474)	(297)	—
Long-term net realized gains:
Class 1	(565)	—	(164,342)	(84,523)	(36,748)	(11,851)
Class 2	(14,077)	—	(671,641)	(447,010)	(204,006)	(72,811)
Class 3	—	—	(13,040)	(10,336)	(2,162)	(1,004)

Total distributions from net realized gain on investments	(63,880)	—	(937,166)	(566,741)	(276,317)	(85,666)

Total dividends and distributions paid to shareholders	(95,986)	(3,511)	(1,399,123)	(965,054)	(478,099)	(243,699)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	10,000	—	—	—	—
Proceeds from shares sold	44,895	30,969	2,341,348	3,828	896,096	169,379
Proceeds from reinvestment of dividends and distributions	3,887	271	281,014	152,077	84,340	36,192
Cost of shares repurchased	(18,147)	(74)	(673,969)	(608,513)	(115,427)	(102,082)

Net increase (decrease) from Class 1 transactions	30,635	41,166	1,948,393	(452,608)	865,009	103,489

Class 2:
Proceeds from shares sold	1,224,641	585,540	2,013,524	2,849,467	717,517	777,608
Proceeds from reinvestment of dividends and distributions	92,099	3,240	1,097,154	795,232	389,710	204,852
Cost of shares repurchased	(6,505)	(1,214)	(2,602,486)	(636,700)	(193,263)	(321,253)

Net increase from Class 2 transactions	1,310,235	587,566	508,192	3,007,999	913,964	661,207

Class 3:
Proceeds from shares sold	—	—	778	1,254	3,124	3,176
Proceeds from reinvestment of dividends and distributions	—	—	20,955	17,745	4,049	2,655
Cost of shares repurchased	—	—	(77,378)	(80,096)	(12,795)	(13,663)

Net (decrease) increase from Class 3 transactions	—	—	(55,645)	(61,097)	(5,622)	(7,832)

Net increase in net assets resulting from capital share transactions	1,340,870	628,732	2,400,940	2,494,294	1,773,351	756,864

Total increase in net assets	1,393,520	682,593	2,360,961	5,000,805	1,788,644	1,442,288
Net assets:
Beginning of period	682,593	—	26,904,854	21,904,049	7,517,466	6,075,178

End of period	$2,076,113	$682,593	$29,265,815	$26,904,854	$9,306,110	$7,517,466

Undistributed (distributions in excess of) net investment income	$(1,372)	$(408)	$82,693	$77,000	$39,608	$29,378

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	1,000	—	—	—	—
Shares sold	3,807	3,083	52,474	93	46,825	9,512
Shares issued on reinvestment of dividends and distributions	337	25	6,397	3,862	4,483	2,052
Shares repurchased	(1,495)	(7)	(15,323)	(15,201)	(6,055)	(5,805)

Net increase (decrease) in shares outstanding	2,649	4,101	43,548	(11,246)	45,253	5,759

Class 2:
Shares sold	104,297	57,949	46,137	71,465	37,981	44,538
Shares issued on reinvestment of dividends and distributions	8,017	298	25,097	20,312	20,722	11,718
Shares repurchased	(561)	(126)	(59,040)	(15,943)	(10,240)	(18,153)

Net increase in shares outstanding	111,753	58,121	12,194	75,834	48,463	38,103

Class 3:
Shares sold	—	—	18	31	165	183
Shares issued on reinvestment of dividends and distributions	—	—	476	452	214	151
Shares repurchased	—	—	(1,757)	(2,004)	(671)	(776)

Net (decrease) increase in shares outstanding	—	—	(1,263)	(1,521)	(292)	(442)

[1]	For the period May 1, 2006, commencement of operations, through December 31, 2006.
[2]	For the period October 4, 2006, commencement of operations, through December 31, 2006.
[3]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

	Bond Fund		Global Bond Fund		High-Income Bond Fund

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Period ended December 31, 2006[2]	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$233,657	$158,314	$6,041	$150	$92,403	$73,713
Net realized gain (loss) on investments and currency transactions	34,797	(4,416)	3,344	(10)	3,093	3,708
Net unrealized appreciation (depreciation) on investments and currency translations
Net increase in net assets resulting from operations	(128,206)	57,361	4,164	94	(81,331)	27,773

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:	140,248	211,259	13,549	234	14,165	105,194

Class 1
Class 2	(27,191)	(7,578)	(761)	(79)	(34,436)	(18,213)
Class 3	(327,209)	(106,551)	(7,129)	(76)	(110,945)	(41,173)
Total dividends from net investment income and currency gains	—	—	—	—	(3,325)	(2,049)

Distributions from net realized gain on investments:	(354,400)	(114,129)	(7,890)	(155)	(148,706)	(61,435)

Short-term net realized gains:
Class 1	—	—	—	—	—	—
Class 2	—	—	—	—	—	—
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	—	—	—	—	—	—
Class 2	—	—	—	—	—	—
Class 3	—	—	—	—	—	—

Total distributions from net realized gain on investments	—	—	—	—	—	—

Total dividends and distributions paid to shareholders	(354,400)	(114,129)	(7,890)	(155)	(148,706)	(61,435)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	10,000	—	—
Proceeds from shares sold	223,507	52,576	15,323	1,200	64,447	6,186
Proceeds from reinvestment of dividends and distributions	27,191	7,578	761	79	34,436	18,213
Cost of shares repurchased	(27,058)	(19,886)	(687)	— [3]	(54,035)	(52,667)

Net increase (decrease) from Class 1 transactions	223,640	40,268	15,397	11,279	44,848	(28,268)

Class 2:
Proceeds from shares sold	1,307,778	923,008	256,862	15,491	222,164	199,599
Proceeds from reinvestment of dividends and distributions	327,209	106,551	7,129	76	110,945	41,173
Cost of shares repurchased	(133,653)	(57,649)	(4,474)	(98)	(67,426)	(28,107)

Net increase from Class 2 transactions	1,501,334	971,910	259,517	15,469	265,683	212,665

Class 3:
Proceeds from shares sold	—	—	—	—	2,454	2,705
Proceeds from reinvestment of dividends and distributions	—	—	—	—	3,325	2,049
Cost of shares repurchased	—	—	—	—	(8,871)	(10,123)

Net (decrease) increase from Class 3 transactions	—	—	—	—	(3,092)	(5,369)

Net increase in net assets resulting from capital share transactions	1,724,974	1,012,178	274,914	26,748	307,439	179,028

Total increase in net assets	1,510,822	1,109,308	280,573	26,827	172,898	222,787
Net assets:
Beginning of period	3,603,777	2,494,469	26,827	—	1,159,081	936,294

End of period	$5,114,599	$3,603,777	$307,400	$26,827	$1,331,979	$1,159,081

Undistributed (distributions in excess of) net investment income	$49,998	$154,269	$1,377	$(6)	$15,604	$71,733

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	1,000	—	—
Shares sold	19,367	4,625	1,435	116	5,144	498
Shares issued on reinvestment of dividends and distributions	2,432	691	71	8	2,837	1,518
Shares repurchased	(2,340)	(1,746)	(66)	— [3]	(4,245)	(4,196)

Net increase (decrease) in shares outstanding	19,459	3,570	1,440	1,124	3,736	(2,180)

Class 2:
Shares sold	113,731	81,863	24,105	1,514	17,346	16,013
Shares issued on reinvestment of dividends and distributions	29,490	9,793	667	7	9,210	3,457
Shares repurchased	(11,757)	(5,122)	(425)	(9)	(5,429)	(2,248)

Net increase in shares outstanding	131,464	86,534	24,347	1,512	21,127	17,222

Class 3:
Shares sold	—	—	—	—	191	219
Shares issued on reinvestment of dividends and distributions	—	—	—	—	273	171
Shares repurchased	—	—	—	—	(690)	(804)

Net (decrease) increase in shares outstanding	—	—	—	—	(226)	(414)

(dollars and shares in thousands)

	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$33,300	$28,326	$22,878	$15,292
Net realized gain (loss) on investments and currency transactions	2,138	(3,537)	3	— [3]
Net unrealized appreciation (depreciation) on investments and currency translations	12,104	(923)	(32)	8

Net increase in net assets resulting from operations	47,542	23,866	22,849	15,300

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:
Class 1	(15,945)	(9,348)	(7,248)	(1,903)
Class 2	(37,372)	(14,236)	(25,540)	(4,485)
Class 3	(2,188)	(1,245)	(1,300)	(378)

Total dividends from net investment income and currency gains	(55,505)	(24,829)	(34,088)	(6,766)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	—	—
Class 2	—	—	—	—
Class 3	—	—	—	—
Long-term net realized gains:
Class 1	—	—	—	—
Class 2	—	—	—	—
Class 3	—	—	—	—

Total distributions from net realized gain on investments	—	—	—	—

Total dividends and distributions paid to shareholders	(55,505)	(24,829)	(34,088)	(6,766)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	17,198	4,334	82,701	78,397
Proceeds from reinvestment of dividends and distributions	15,945	9,348	7,248	1,903
Cost of shares repurchased	(37,415)	(47,068)	(73,550)	(59,631)

Net increase (decrease) from Class 1 transactions	(4,272)	(33,386)	16,399	20,669

Class 2:
Proceeds from shares sold	179,695	74,330	400,501	260,270
Proceeds from reinvestment of dividends and distributions	37,372	14,236	25,540	4,485
Cost of shares repurchased	(17,046)	(27,041)	(247,164)	(141,648)

Net increase from Class 2 transactions	200,021	61,525	178,877	123,107

Class 3:
Proceeds from shares sold	3,966	2,168	20,409	23,065
Proceeds from reinvestment of dividends and distributions	2,188	1,245	1,300	378
Cost of shares repurchased	(8,953)	(10,244)	(19,332)	(21,422)

Net (decrease) increase from Class 3 transactions	(2,799)	(6,831)	2,377	2,021

Net increase in net assets resulting from capital share transactions	192,950	21,308	197,653	145,797

Total increase in net assets	184,987	20,345	186,414	154,331
Net assets:
Beginning of period	652,404	632,059	397,950	243,619

End of period	$837,391	$652,404	$584,364	$397,950

Undistributed (distributions in excess of) net investment income	$6,027	$28,343	$3,995	$15,205

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—
Shares sold	1,447	370	7,068	6,852
Shares issued on reinvestment of dividends and distributions	1,385	826	633	168
Shares repurchased	(3,160)	(4,006)	(6,295)	(5,209)

Net increase (decrease) in shares outstanding	(328)	(2,810)	1,406	1,811

Class 2:
Shares sold	15,266	6,368	34,457	22,823
Shares issued on reinvestment of dividends and distributions	3,262	1,264	2,244	398
Shares repurchased	(1,450)	(2,323)	(21,256)	(12,425)

Net increase in shares outstanding	17,078	5,309	15,445	10,796

Class 3:
Shares sold	333	185	1,743	2,015
Shares issued on reinvestment of dividends and distributions	190	110	114	34
Shares repurchased	(759)	(869)	(1,658)	(1,876)

Net (decrease) increase in shares outstanding	(236)	(574)	199	173

American Funds Insurance Series

Notes to financial statements

1. Organization and significant accounting policies

Organization — American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 15 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.

Global Growth Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

Growth Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.

New World Fund — Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks and provide an opportunity for growth of principal.

Global Growth and Income Fund — Seeks long-term growth of capital and to provide current income by investing primarily in stocks of well-established companies located around the world.

Growth-Income Fund — Seeks growth of capital and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.

Bond Fund — Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.

Global Bond Fund — Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund — Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

American Funds Insurance Series

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts — The series may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values forward

American Funds Insurance Series

currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls — The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions — The series may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Investments outside of the U.S.

Investment risk — The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation — Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

3. Federal income taxation and distributions

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The series adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the funds.

As of and during the period ended December 31, 2007, the funds did not have a liability for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the funds did not incur any interest or penalties.

All of the funds, with the exception of Global Growth and Income Fund and Global Bond Fund, are not subject to examination by U.S. federal tax authorities for years before 2004, nor by state tax authorities for years before 2003. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 and 2007, remain open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2001; Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; and Growth Fund for tax years before 2005. All other funds are not subject to examination by tax authorities outside the U.S.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table below and on the following page, three funds in the series had capital loss carryforwards available at December 31, 2007. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.

Additional tax basis disclosures are as follows:

	(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

As of December 31, 2007:
Undistributed ordinary income	$3,099	$67,002	$71,155	$359,823	$160,621	$28,543	$49,874
Post-October currency loss deferrals (realized during the period November 1, 2007, through December 31, 2007)*	(11)	(640)	(574)	(1,397)	(662)	—	—
Undistributed long-term capital gain	3,027	387,152	390,606	2,633,369	1,165,731	127,723	217,880

Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	$303	$(3,488)	$46,628	$(5,244)	$1,606	$14,404	—

Gross unrealized appreciation on investment securities	$49,536	$1,260,045	$1,133,229	$7,568,459	$3,017,822	$630,024	$798,794
Gross unrealized depreciation on investment securities	(10,193)	(220,327)	(272,517)	(1,743,960)	(279,102)	(30,095)	(316,096)

Net unrealized appreciation on investment securities	$39,343	$1,039,718	$860,712	$5,824,499	$2,738,720	$599,929	$482,698

Cost of investment securities	$238,424	$4,840,661	$3,485,481	$25,062,798	$8,791,552	$1,534,842	$3,931,179

For footnotes, please see end of table.

American Funds Insurance Series

							(dollars in thousands)

	Global Growth and Income Fund	Growth- Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

As of December 31, 2007:
Undistributed ordinary income	$9,814	$258,828	$49,061	$58,594	$1,345	$17,217	$6,102	$4,033
Post-October currency loss deferrals (realized during the period November 1, 2007, through December 31, 2007)*	—	(505)	—	—	—	(28)	—	—
Undistributed long-term capital gain	5,766	1,452,853	345,444	4,691	—	—	—	—
Post-October capital loss deferrals (realized during the period November 1, 2007, through December 31, 2007)*	—	—	—	—	(13)	(1,347)	(29)	—

Capital loss carryforwards:
Expiring 2008	—	—	—	—	—	$—	$2,459	$—
Expiring 2009	—	—	—	—	—	41,518	—	—
Expiring 2010	—	—	—	—	—	50,900	—	—
Expiring 2011	—	—	—	—	—	35,517	—	—
Expiring 2013	—	—	—	—	—	—	—	1
Expiring 2014	—	—	—	—	—	—	4,453	—†

	—	—	—	—	—	$127,935	$6,912	$1

Capital loss carryforwards utilized	—	—	—	$4,425	—	$2,196	$2,318	$3

Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	$2,108	$1,482	$329	$16,472	$3,232	$174	$(111)	—
Reclassification to (from) undistributed net realized gain from (to) capital paid in on shares of beneficial interest	—	—	—	—	—†	—	—	—

Gross unrealized appreciation on investment securities	$180,911	$6,128,802	$1,666,884	$76,029	$7,130	$30,922	$16,393	$6
Gross unrealized depreciation on investment securities	(89,542)	(1,492,083)	(460,298)	(151,216)	(2,850)	(79,871)	(3,391)	(27)

Net unrealized appreciation (depreciation) on investment securities	$91,369	$4,636,719	$1,206,586	$(75,187)	$4,280	$(48,949)	$13,002	$(21)

Cost of investment securities	$1,983,915	$24,572,505	$8,097,510	$5,302,721	$295,579	$1,352,555	$836,139	$582,578

* These deferrals are considered incurred in the subsequent year.

† Amount less than one thousand.

American Funds Insurance Series

4. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the series’ investment adviser, is the parent company of American Funds Service CompanySM (“AFS”), the series’ transfer agent, and American Funds Distributors,SM Inc. (“AFD”), the distributor of the series’ shares.

Investment advisory services — The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for Global Growth Fund, Global Growth and Income Fund, and Bond Fund, effective January 1, 2008, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2007, CRMC voluntarily reduced investment advisory service fees to the proposed rates for Global Growth Fund, Global Growth and Income Fund, and Bond Fund. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total aggregate investment advisory services fees waived by CRMC were $37,963,000. As a result, the aggregate fees shown on the accompanying financial statements of $370,788,000 were reduced to $332,825,000. The range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2007, before waiver	For the year ended December 31, 2007, after waiver

Fund	Beginning with	Ending with	Up to	In excess of

Global Discovery	.580%	.440%	$.5	$1.0	.58%	.52%
Global Growth	.690	.460	.6	5.0	.53	.48
Global Small Capitalization	.800	.650	.6	3.0	.70	.63
Growth	.500	.285	.6	27.0	.32	.29
International	.690	.430	.5	21.0	.49	.44
New World	.850	.660	.5	1.5	.76	.68
Blue Chip Income and Growth	.500	.370	.6	4.0	.41	.37
Global Growth and Income	.690	.500	.6	2.0	.69	.56
Growth-Income	.500	.222	.6	27.0	.26	.24
Asset Allocation	.500	.250	.6	8.0	.31	.28
Bond	.480	.340	.6	5.0	.40	.36
Global Bond	.570		all		.57	.51
High-Income Bond	.500	.420	.6	2.0	.47	.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.45	.40
Cash Management	.320		all		.32	.29

Transfer agent services — The aggregate fee of $61,000 was incurred during the year ended December 31, 2007, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

American Funds Insurance Series

Trustees’ deferred compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

		(dollars in thousands)

	Current fees	Increase in value of deferred amounts

Global Discovery	$2	$—	*
Global Growth	37	8
Global Small Capitalization	29	4
Growth	220	114
International	76	50
New World	12	1
Blue Chip Income and Growth	33	5
Global Growth and Income	9	—	*
Growth-Income	217	131
Asset Allocation	63	30
Bond	32	6
Global Bond	1	—	*
High-Income Bond	10	12
U.S. Government/AAA-Rated Securities	5	10
Cash Management	4	5

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2007, distribution expenses under the plans for the series aggregated $212,094,000 for Class 2 and $2,104,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

American Funds Insurance Series

6. Investment transactions and other disclosures

As of December 31, 2007, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

						(amounts in thousands)

		Contract amount				U.S. valuation at December 31, 2007

Fund			Receive		Deliver	Amount	Unrealized appreciation (depreciation)

Purchases:
Bond	Euros, expiring 3/20–3/27/2008		€8,569		$12,368	$12,540	$172
Bond	Japanese yen, expiring 2/29/2008		¥2,104,110		19,553	18,958	(595)
Global Bond	British pounds, expiring 3/6–3/14/2008		£3,884		7,903	7,692	(211)
Global Bond	Canadian dollars, expiring 2/13/2008	C$	1,074		1,114	1,082	(32)
Global Bond	Euros, expiring 1/4–3/27/2008		€10,114		14,746	14,786	40
Global Bond	Japanese yen, expiring 1/30–3/12/2008		¥858,904		7,866	7,735	(131)
Global Bond	Norwegian kroner, expiring 3/5–3/7/2008	NKr	25,341		4,627	4,656	29
Global Bond	Swedish kronor, expiring 3/31/2008	SKr	16,491		2,574	2,572	(2)
Sales:
Asset Allocation	Euros, expiring 2/15–3/19/2008		$608		€419	612	(4)
Bond	British pounds, expiring 1/28–3/20/2008		19,751		£9,820	19,455	296
Bond	Euros, expiring 1/28–3/14/2008		54,514		€37,310	54,504	10
Global Bond	British pounds, expiring 3/12/2008		1,997		£980	1,941	56
Global Bond	Euros, expiring 3/5–3/31/2008		17,000		€11,590	16,949	51
Global Bond	Israeli shekels, expiring 3/10–3/20/2008		4,354	ILS	17,050	4,422	(68)
High-Income Bond	Euros, expiring 3/14–3/19/2008		2,931		€1,997	2,918	13

American Funds Insurance Series

The following table presents additional information for the year ended December 31, 2007:

						(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

Purchases of investment securities*	$149,233	$2,158,719	$1,907,394		$11,601,028	$4,695,236	$756,781	$1,465,100
Sales of investment securities*	98,262	1,632,260	1,781,271		11,031,224	4,040,204	523,329	1,113,050
Non-U.S. taxes paid on dividend income	238	6,220	2,888		8,297	24,754	2,934	582
Non-U.S. taxes paid on interest income	—	—	—		—	—	—	—
Non-U.S. taxes paid on realized gains	—	2,442	—	†	1,421	—	477	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2007	112	3,049	2,375		—	1,138	1,132	—
Dividends from affiliated issuers	—	—	2,298		862	1,131	—	—
Net realized gain from affiliated issuers	—	1,962	18,122		224,548	44,771	—	—

						(dollars in thousands)

	Global Growth and Income Fund	Growth- Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Purchases of investment securities*	$1,349,071	$8,329,286	$3,191,445	$3,738,293	$339,662	$594,725	$762,170	$4,164,007
Sales of investment securities*	416,684	6,242,953	2,230,654	1,996,400	102,602	366,059	615,794	4,002,834
Non-U.S. taxes paid on dividend income	2,075	7,504	1,397	—	—	—	—	—
Non-U.S. taxes paid on interest income	—	—	44	191	52	33	—	—
Non-U.S. taxes paid on realized gains	93	—	—	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2007	460	—	—	—	—	—	—	—

* Excludes short-term securities, except for Cash Management Fund.

†Amount less than one thousand.

American Funds Insurance Series

Financial highlights1

		Income from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions

Global Discovery Fund

Class 1
12/31/07	$13.05	$.17	$2.07	$2.24	$(.16)	$(1.04)	$(1.20)
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)
12/31/04	9.94	.08	.98	1.06	(.09)	(.12)	(.21)
12/31/03	7.26	.05	2.67	2.72	(.04)	—	(.04)
Class 2
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)
12/31/04	9.92	.06	.97	1.03	(.07)	(.12)	(.19)
12/31/03	7.25	.02	2.67	2.69	(.02)	—	(.02)

Global Growth Fund

Class 1
12/31/07	$23.44	$.51	$2.98	$3.49	$(.76)	$(1.02)	$(1.78)
12/31/06	19.63	.41	3.62	4.03	(.22)	—	(.22)
12/31/05	17.31	.28	2.19	2.47	(.15)	—	(.15)
12/31/04	15.30	.18	1.92	2.10	(.09)	—	(.09)
12/31/03	11.35	.12	3.91	4.03	(.08)	—	(.08)
Class 2
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)
12/31/04	15.25	.14	1.91	2.05	(.07)	—	(.07)
12/31/03	11.32	.09	3.89	3.98	(.05)	—	(.05)

Global Small Capitalization Fund

Class 1
12/31/07	$24.87	$.12	$5.27	$5.39	$(.90)	$(2.16)	$(3.06)
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)
12/31/05	17.14	.13	4.23	4.36	(.21)	—	(.21)
12/31/04	14.15	.02	2.97	2.99	—	—	—
12/31/03	9.27	—[4]	4.97	4.97	(.09)	—	(.09)
Class 2
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)
12/31/04	14.08	(.01)	2.95	2.94	—	—	—
12/31/03	9.23	(.03)	4.95	4.92	(.07)	—	(.07)

Period ended	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income (loss) to average net assets[3]

Global Discovery Fund

Class 1
12/31/07	$14.09	17.55%	$35.60%		.54%	1.25%
12/31/06	13.05	17.66	28.62		.56	1.19
12/31/05	11.63	11.07	22.61		.56	1.27
12/31/04	10.79	10.72	20.61		.60	.81
12/31/03	9.94	37.41	17.61		.61	.55
Class 2
12/31/07	14.02	17.22	240.85		.79	.98
12/31/06	13.00	17.41	151.87		.81	.94
12/31/05	11.59	10.80	89.86		.81	1.04
12/31/04	10.76	10.43	51.86		.85	.60
12/31/03	9.92	37.11	24.86		.86	.28

Global Growth Fund

Class 1
12/31/07	$25.15	15.16%	$684.55%		.50%	2.06%
12/31/06	23.44	20.73	278.58		.53	1.95
12/31/05	19.63	14.37	206.62		.57	1.56
12/31/04	17.31	13.80	202.65		.64	1.15
12/31/03	15.30	35.63	188.70		.70	.94
Class 2
12/31/07	25.00	14.85	5,180.80		.75	1.84
12/31/06	23.29	20.43	4,015.83		.78	1.71
12/31/05	19.52	14.07	2,617.87		.82	1.30
12/31/04	17.23	13.49	1,796.90		.89	.92
12/31/03	15.25	35.27	1,082.95		.95	.68

Global Small Capitalization Fund

Class 1
12/31/07	$27.20	21.73%	$369.73%		.66%	.45%
12/31/06	24.87	24.35	247.77		.69	.82
12/31/05	21.29	25.66	231.79		.73	.72
12/31/04	17.14	21.13	193.81		.80	.15
12/31/03	14.15	53.92	163.83		.83	(.03)
Class 2
12/31/07	26.95	21.43	3,975.98		.91	.20
12/31/06	24.64	24.05	2,927	1.02	.94	.61
12/31/05	21.12	25.35	1,977	1.04	.97	.49
12/31/04	17.02	20.88	1,198	1.06	1.05	(.07)
12/31/03	14.08	53.53	665	1.08	1.08	(.28)

For footnotes, please see end of table.

American Funds Insurance Series

		Income from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions

Growth Fund

Class 1
12/31/07	$64.51	$.68	$7.44	$8.12	$(.68)	$(4.73)	$(5.41)
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)
12/31/05	51.39	.46	8.00	8.46	(.49)	—	(.49)
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)
12/31/03	33.47	.16	12.26	12.42	(.15)	—	(.15)
Class 2
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)
12/31/03	33.29	.06	12.19	12.25	(.04)	—	(.04)
Class 3
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)
12/31/04[5]	47.74	.24	3.50	3.74	(.10)	—	(.10)

International Fund

Class 1
12/31/07	$22.01	$.43	$3.95	$4.38	$(.41)	$(1.17)	$(1.58)
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)
12/31/05	15.82	.32	3.11	3.43	(.29)	—	(.29)
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)
12/31/03	10.07	.15	3.38	3.53	(.19)	—	(.19)
Class 2
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)
12/31/03	10.05	.12	3.37	3.49	(.15)	—	(.15)
Class 3
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)
12/31/04[5]	13.76	.20	2.05	2.25	(.19)	—	(.19)

New World Fund

Class 1
12/31/07	$21.56	$.46	$6.25	$6.71	$(.83)	$(1.56)	$(2.39)
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)
12/31/05	13.96	.33	2.58	2.91	(.20)	—	(.20)
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)
12/31/03	8.76	.21	3.21	3.42	(.19)	—	(.19)
Class 2
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)
12/31/03	8.73	.19	3.19	3.38	(.17)	—	(.17)

Period ended	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Growth Fund

Class 1
12/31/07	$67.22	12.64%	$5,051.33%			.30%	1.00%
12/31/06	64.51	10.48	3,503.34			.31	1.14
12/31/05	59.36	16.50	3,709.35			.32	.87
12/31/04	51.39	12.75	3,744.36			.36	.68
12/31/03	45.74	37.15	3,877.39			.39	.41
Class 2
12/31/07	66.72	12.35	25,359.58			.55	.74
12/31/06	64.08	10.22	23,122.59			.56	.89
12/31/05	58.98	16.19	18,343.60			.57	.64
12/31/04	51.10	12.50	12,055.61			.61	.50
12/31/03	45.50	36.80	7,107.64			.64	.16
Class 3
12/31/07	67.21	12.44	425.51			.48	.81
12/31/06	64.50	10.29	451.52			.49	.95
12/31/05	59.34	16.28	499.53			.50	.69
12/31/04[5]	51.38	7.85	516.54		[6]	.53 [6]	.54 [6]

International Fund

Class 1
12/31/07	$24.81	20.30%	$1,708.52%			.47%	1.82%
12/31/06	22.01	19.33	1,648.54			.49	1.99
12/31/05	18.96	21.75	1,599.57			.52	1.92
12/31/04	15.82	19.66	1,495.60			.59	1.54
12/31/03	13.41	35.12	1,431.63			.63	1.40
Class 2
12/31/07	24.72	20.02	9,719.77			.72	1.55
12/31/06	21.94	18.98	7,260.79			.74	1.72
12/31/05	18.92	21.50	4,790.82			.77	1.64
12/31/04	15.79	19.32	2,752.84			.83	1.27
12/31/03	13.39	34.85	1,385.88			.88	1.08
Class 3
12/31/07	24.80	20.10	123.70			.65	1.64
12/31/06	22.00	19.07	120.72			.67	1.81
12/31/05	18.96	21.54	116.75			.70	1.74
12/31/04[5]	15.82	16.45	115.77		[6]	.77 [6]	1.45 [6]

New World Fund

Class 1
12/31/07	$25.88	32.53%	$261.82%			.74%	1.92%
12/31/06	21.56	32.88	126.88			.80	2.19
12/31/05	16.67	21.10	88.92			.85	2.22
12/31/04	13.96	19.07	63.93			.92	1.81
12/31/03	11.99	39.56	47.92			.92	2.15
Class 2
12/31/07	25.69	32.21	1,875	1.07		.99	1.69
12/31/06	21.40	32.59	1,175	1.13		1.05	1.93
12/31/05	16.56	20.74	677	1.17		1.10	1.97
12/31/04	13.89	18.80	373	1.18		1.17	1.57
12/31/03	11.94	39.18	224	1.17		1.17	1.90

American Funds Insurance Series

		Income from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions

Blue Chip Income and Growth Fund

Class 1
12/31/07	$11.97	$.24	$.07	$.31	$(.36)	$(.39)	$(.75)
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)
12/31/05	10.26	.18	.59	.77	(.12)	—	(.12)
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)
12/31/03	7.17	.13	2.11	2.24	—	—	—
Class 2
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)
12/31/03	7.16	.11	2.09	2.20	—	—	—

Global Growth and Income

Class 1
12/31/07	$10.98	$.28	$1.14	$1.42	$(.22)	$(.40)	$(.62)
12/31/06[7]	10.00	.14	.91	1.05	(.07)	—	(.07)
Class 2
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)
12/31/06[7]	10.00	.11	.92	1.03	(.06)	—	(.06)

Growth-Income Fund

Class 1
12/31/07	$42.43	$.80	$1.51	$2.31	$(.77)	$(1.45)	$(2.22)
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)
12/31/03	25.63	.42	7.96	8.38	(.40)	—	(.40)
Class 2
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)
12/31/03	25.52	.34	7.92	8.26	(.30)	—	(.30)
Class 3
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)
12/31/04[5]	34.64	.41	2.07	2.48	(.32)	—	(.32)

Period ended	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[3]		Ratio of net income to average net assets[3]

Blue Chip Income and Growth Fund

Class 1
12/31/07	$11.53	2.25%	$143.42%			.38%		1.95%
12/31/06	11.97	17.73	159.43			.39		1.75
12/31/05	10.91	7.57	135.45			.41		1.73
12/31/04	10.26	9.94	129.46			.46		1.60
12/31/03	9.41	31.24	107.52			.50		1.67
Class 2
12/31/07	11.45	2.03	4,274.67			.63		1.70
12/31/06	11.87	17.42	3,937.68			.64		1.50
12/31/05	10.83	7.24	3,029.70			.66		1.48
12/31/04	10.20	9.74	2,349.71			.70		1.37
12/31/03	9.36	30.73	1,490.76			.74		1.41

Global Growth and Income

Class 1
12/31/07	$11.78	13.04%	$79.71%			.58%		2.37%
12/31/06[7]	10.98	10.49	45.72		[6]	.65	[6]	2.10	[6]
Class 2
12/31/07	11.75	12.67	1,997.96			.83		2.11
12/31/06[7]	10.97	10.30	638.97		[6]	.90	[6]	1.64	[6]

Growth-Income Fund

Class 1
12/31/07	$42.52	5.32%	$5,618%	.27%		.25%		1.82%
12/31/06	42.43	15.51	3,759.28			.25		1.92
12/31/05	38.31	6.08	3,825.29			.27		1.68
12/31/04	36.81	10.66	4,213.31			.30		1.39
12/31/03	33.61	32.76	4,402.34			.34		1.45
Class 2
12/31/07	42.26	5.04	23,243.52			.50		1.57
12/31/06	42.19	15.20	22,688.53			.50		1.67
12/31/05	38.12	5.83	17,608.54			.52		1.44
12/31/04	36.64	10.37	13,105.56			.55		1.19
12/31/03	33.48	32.43	7,824.59			.59		1.18
Class 3
12/31/07	42.51	5.12	405.45			.43		1.64
12/31/06	42.42	15.30	458.46			.43		1.74
12/31/05	38.31	5.88	471.47			.45		1.50
12/31/04[5]	36.80	7.18	537.49		[6]	.48	[6]	1.24	[6]

For footnotes, please see end of table.

American Funds Insurance Series

		Income from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions

Asset Allocation Fund

Class 1
12/31/07	$18.34	$.51	$.75	$1.26	$(.45)	$(.64)	$(1.09)
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)
12/31/05	15.49	.41	1.05	1.46	(.39)	—	(.39)
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)
12/31/03	12.23	.41	2.29	2.70	(.35)	—	(.35)
Class 2
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)
12/31/03	12.18	.37	2.27	2.64	(.31)	—	(.31)
Class 3
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)
12/31/04[5]	14.85	.36	.58	.94	(.30)	—	(.30)

Bond Fund

Class 1
12/31/07	$11.64	$.65	$(.24)	$.41	$(.91)	—	$(.91)
12/31/06	11.31	.63	.17	.80	(.47)	—	(.47)
12/31/05	11.57	.60	(.40)	.20	(.46)	—	(.46)
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)
12/31/03	10.41	.57	.78	1.35	(.42)	—	(.42)
Class 2
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)
12/31/03	10.36	.53	.78	1.31	(.40)	—	(.40)

Global Bond Fund

Class 1
12/31/07	$10.18	$.49	$.47	$.96	$(.31)	—	$(.31)
12/31/06[8]	10.00	.10	.15	.25	(.07)	—	(.07)
Class 2
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)
12/31/06[9]	10.00	.06	.18	.24	(.07)	—	(.07)

Period ended	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Asset Allocation Fund

Class 1
12/31/07	$18.51	6.82%	$1,927.32%		.29%	2.69%
12/31/06	18.34	14.96	1,079.33		.30	2.67
12/31/05	16.56	9.45	879.35		.32	2.57
12/31/04	15.49	8.50	899.38		.37	2.64
12/31/03	14.58	22.14	911.42		.42	3.12
Class 2
12/31/07	18.39	6.55	7,308.57		.54	2.45
12/31/06	18.23	14.66	6,362.58		.55	2.42
12/31/05	16.47	9.14	5,120.60		.57	2.31
12/31/04	15.42	8.34	3,797.62		.62	2.42
12/31/03	14.51	21.74	2,314.67		.67	2.81
Class 3
12/31/07	18.50	6.56	71.50		.47	2.52
12/31/06	18.34	14.75	76.51		.48	2.49
12/31/05	16.56	9.26	76.53		.50	2.39
12/31/04[5]	15.49	6.38	81.55 [6]		.55 [6]	2.50 [6]

Bond Fund

Class 1
12/31/07	$11.14	3.66%	$436.41%		.37%	5.59%
12/31/06	11.64	7.31	230.43		.39	5.54
12/31/05	11.31	1.77	182.44		.40	5.30
12/31/04	11.57	6.04	195.45		.44	4.94
12/31/03	11.34	13.07	213.47		.47	5.19
Class 2
12/31/07	11.03	3.33	4,679.66		.62	5.34
12/31/06	11.53	6.99	3,374.68		.64	5.29
12/31/05	11.22	1.59	2,312.69		.65	5.06
12/31/04	11.48	5.72	1,759.70		.69	4.68
12/31/03	11.27	12.80	1,280.72		.72	4.88

Global Bond Fund

Class 1
12/31/07	$10.83	9.54%	$28.61%		.55%	4.61%
12/31/06[8]	10.18	2.52	12.15		.13	1.00
Class 2
12/31/07	10.81	9.23	279.86		.80	4.41
12/31/06[9]	10.17	1.99	15.13		.12	.60

American Funds Insurance Series

		Income from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions

High-Income Bond Fund
Class 1
12/31/07	$12.90	$.95	$(.72)	$.23	$(1.48)	—	$(1.48)
12/31/06	12.41	.92	.37	1.29	(.80)	—	(.80)
12/31/05	12.89	.85	(.55)	.30	(.78)	—	(.78)
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)
12/31/03	10.44	.90	2.12	3.02	(.92)	—	(.92)
Class 2
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)
12/31/03	10.39	.86	2.12	2.98	(.90)	—	(.90)
Class 3
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)
12/31/04[5]	12.79	.78	.11	.89	(.81)	—	(.81)

U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/07	$11.87	$.58	$.20	$.78	$(.92)	—	$(.92)
12/31/06	11.91	.55	(.10)	.45	(.49)	—	(.49)
12/31/05	12.07	.48	(.16)	.32	(.48)	—	(.48)
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)
12/31/03	12.37	.46	(.15)	.31	(.44)	—	(.44)
Class 2
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)
12/31/03	12.31	.42	(.14)	.28	(.42)	—	(.42)
Class 3
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)
12/31/04[5]	12.34	.41	(.11)	.30	(.59)	—	(.59)

Period ended	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[3]		Ratio of net income to average net assets[3]

High-Income Bond Fund
Class 1
12/31/07	$11.65	1.62%	$308.48%			.44%		7.41%
12/31/06	12.90	10.89	293.49			.45		7.36
12/31/05	12.41	2.46	309.50			.46		6.76
12/31/04	12.89	9.83	364.50			.50		6.74
12/31/03	12.54	29.79	411.51			.51		7.74
Class 2
12/31/07	11.55	1.33	996.73			.69		7.17
12/31/06	12.79	10.59	832.74			.70		7.12
12/31/05	12.32	2.20	590.75			.71		6.55
12/31/04	12.81	9.59	444.75			.74		6.48
12/31/03	12.47	29.51	319.76			.76		7.41
Class 3
12/31/07	11.65	1.40	28.66			.62		7.21
12/31/06	12.88	10.66	34.67			.63		7.19
12/31/05	12.39	2.25	37.68			.64		6.58
12/31/04[5]	12.87	7.52	46.68		[6]	.68	[6]	6.57	[6]

U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/07	$11.73	6.83%	$211.46%			.41%		4.83%
12/31/06	11.87	3.95	218.47			.42		4.64
12/31/05	11.91	2.70	252.47			.43		3.99
12/31/04	12.07	3.58	286.47			.46		3.68
12/31/03	12.24	2.51	373.46			.46		3.71
Class 2
12/31/07	11.65	6.49	597.71			.66		4.58
12/31/06	11.79	3.75	402.72			.67		4.40
12/31/05	11.83	2.41	341.72			.68		3.75
12/31/04	12.00	3.30	285.72			.71		3.42
12/31/03	12.17	2.28	273.71			.71		3.43
Class 3
12/31/07	11.74	6.63	29.64			.59		4.65
12/31/06	11.86	3.80	32.65			.60		4.45
12/31/05	11.89	2.50	39.65			.61		3.81
12/31/04[5]	12.05	2.58	43.65		[6]	.65	[6]	3.51	[6]

For footnotes, please see end of table.

American Funds Insurance Series

		Income from investment operations[2]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions

Cash Management Fund
Class 1
12/31/07	$11.62	$.57	$—	[4]	$.57	$(.79)	—	$(.79)
12/31/06	11.31	.54	—	[4]	.54	(.23)	—	(.23)
12/31/05	11.09	.33	—	[4]	.33	(.11)	—	(.11)
12/31/04	11.07	.11	—	[4]	.11	(.09)	—	(.09)
12/31/03	11.17	.07	—	[4]	.07	(.17)	—	(.17)
Class 2
12/31/07	11.56	.54	—	[4]	.54	(.75)	—	(.75)
12/31/06	11.26	.51	—	[4]	.51	(.21)	—	(.21)
12/31/05	11.05	.30	—	[4]	.30	(.09)	—	(.09)
12/31/04	11.03	.08	—	[4]	.08	(.06)	—	(.06)
12/31/03	11.12	.05	—	[4]	.05	(.14)	—	(.14)
Class 3
12/31/07	11.60	.55	—	[4]	.55	(.75)	—	(.75)
12/31/06	11.29	.52	—	[4]	.52	(.21)	—	(.21)
12/31/05	11.07	.30	—	[4]	.30	(.08)	—	(.08)
12/31/04[5]	11.07	.09	—	[4]	.09	(.09)	—	(.09)

Period ended	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[3]		Ratio of net income to average net assets[3]

Cash Management Fund
Class 1
12/31/07	$11.40	4.95%	$112.33%			.30%		4.88%
12/31/06	11.62	4.81	98.33			.30		4.74
12/31/05	11.31	2.97	75.33			.30		2.91
12/31/04	11.09	.96	78.37			.36		.96
12/31/03	11.07	.67	103.47			.47		.68
Class 2
12/31/07	11.35	4.73	452.58			.55		4.61
12/31/06	11.56	4.59	282.58			.55		4.52
12/31/05	11.26	2.68	153.58			.55		2.71
12/31/04	11.05	.70	110.61			.61		.76
12/31/03	11.03	.47	99.72			.72		.42
Class 3
12/31/07	11.40	4.83	20.51			.48		4.70
12/31/06	11.60	4.64	18.51			.48		4.53
12/31/05	11.29	2.74	16.51			.48		2.70
12/31/04[5]	11.07	.78	20.54		[6]	.54	[6]	.80	[6]

	Year ended December 31

Portfolio turnover rate for all classes of shares	2007	2006		2005	2004	2003

Global Discovery Fund	50%	31%		53%	28%	30%
Global Growth Fund	38	31		26	24	27
Global Small Capitalization Fund	49	50		47	49	51
Growth Fund	40	35		29	30	34
International Fund	41	29		40	37	40
New World Fund	34	32		26	18	19
Blue Chip Income and Growth Fund	27	21		33	13	12
Global Growth and Income Fund	36	8	[7]	—	—	—
Growth-Income Fund	24	25		20	21	21
Asset Allocation Fund	29	38		23	20	20
Bond Fund	57	57		46	34	20
Global Bond Fund	85	7	[8]	—	—	—
High-Income Bond Fund	32	35		35	38	48
U.S. Government/AAA-Rated Securities Fund	91	76		86	68	63
Cash Management Fund	—	—		—	—	—

[1]	Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

[2]	Based on average shares outstanding.

[3]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.

[4]	Amount less than $.01.

[5]	From January 16, 2004, when Class 3 shares were first issued.

[6]	Annualized.

[7]	From May 1, 2006, commencement of operations.

[8]	From October 4, 2006, commencement of operations.

[9]	From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2007, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2008

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,074.67	$2.82	.54%
Class 1 — assumed 5% return	1,000.00	1,022.48	2.75	.54

Class 2 — actual return	1,000.00	1,072.71	4.13	.79
Class 2 — assumed 5% return	1,000.00	1,021.22	4.02	.79

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,044.86	$2.53	.49%
Class 1 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Class 2 — actual return	1,000.00	1,043.18	3.81	.74
Class 2 — assumed 5% return	1,000.00	1,021.48	3.77	.74

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,004.85	$3.34	.66%
Class 1 — assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 2 — actual return	1,000.00	1,003.75	4.60	.91
Class 2 — assumed 5% return	1,000.00	1,020.62	4.63	.91

Growth Fund
Class 1 — actual return	$1,000.00	$1,017.17	$1.53	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 2 — actual return	1,000.00	1,015.88	2.79	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 3 — actual return	1,000.00	1,016.22	2.44	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48

International Fund
Class 1 — actual return	$1,000.00	$1,066.95	$2.45	.47%
Class 1 — assumed 5% return	1,000.00	1,022.84	2.40	.47

Class 2 — actual return	1,000.00	1,065.70	3.75	.72
Class 2 — assumed 5% return	1,000.00	1,021.58	3.67	.72

Class 3 — actual return	1,000.00	1,066.25	3.39	.65
Class 3 — assumed 5% return	1,000.00	1,021.93	3.31	.65

New World Fund
Class 1 — actual return	$1,000.00	$1,141.41	$3.94	.73%
Class 1 — assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 2 — actual return	1,000.00	1,140.18	5.29	.98
Class 2 — assumed 5% return	1,000.00	1,020.27	4.99	.98

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$952.32	$1.87	.38%
Class 1 — assumed 5% return	1,000.00	1,023.29	1.94	.38

Class 2 — actual return	1,000.00	950.79	3.10	.63
Class 2 — assumed 5% return	1,000.00	1,022.03	3.21	.63

American Funds Insurance Series

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,043.21	$2.94	.57%
Class 1 — assumed 5% return	1,000.00	1,022.33	2.91	.57

Class 2 — actual return	1,000.00	1,041.47	4.22	.82
Class 2 — assumed 5% return	1,000.00	1,021.07	4.18	.82

Growth-Income Fund
Class 1 — actual return	$1,000.00	$973.33	$1.24	.25%
Class 1 — assumed 5% return	1,000.00	1,023.95	1.28	.25

Class 2 — actual return	1,000.00	971.94	2.49	.50
Class 2 — assumed 5% return	1,000.00	1,022.68	2.55	.50

Class 3 — actual return	1,000.00	972.12	2.14	.43
Class 3 — assumed 5% return	1,000.00	1,023.04	2.19	.43

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$989.71	$1.40	.28%
Class 1 — assumed 5% return	1,000.00	1,023.79	1.43	.28

Class 2 — actual return	1,000.00	988.70	2.66	.53
Class 2 — assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 3 — actual return	1,000.00	988.62	2.31	.46
Class 3 — assumed 5% return	1,000.00	1,022.89	2.35	.46

Bond Fund
Class 1 — actual return	$1,000.00	$1,019.25	$1.88	.37%
Class 1 — assumed 5% return	1,000.00	1,023.34	1.89	.37

Class 2 — actual return	1,000.00	1,016.72	3.15	.62
Class 2 — assumed 5% return	1,000.00	1,022.08	3.16	.62

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,074.25	$2.88	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,072.23	4.18	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$979.65	$2.15	.43%
Class 1 — assumed 5% return	1,000.00	1,023.04	2.19	.43

Class 2 — actual return	1,000.00	978.35	3.39	.68
Class 2 — assumed 5% return	1,000.00	1,021.78	3.47	.68

Class 3 — actual return	1,000.00	977.94	3.04	.61
Class 3 — assumed 5% return	1,000.00	1,022.13	3.11	.61

American Funds Insurance Series

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,058.34	$2.13	.41%
Class 1 — assumed 5% return	1,000.00	1,023.14	2.09	.41

Class 2 — actual return	1,000.00	1,056.11	3.42	.66
Class 2 — assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 3 — actual return	1,000.00	1,057.54	3.06	.59
Class 3 — assumed 5% return	1,000.00	1,022.23	3.01	.59

Cash Management Fund
Class 1 — actual return	$1,000.00	$1,024.46	$1.48	.29%
Class 1 — assumed 5% return	1,000.00	1,023.74	1.48	.29

Class 2 — actual return	1,000.00	1,022.82	2.75	.54
Class 2 — assumed 5% return	1,000.00	1,022.48	2.75	.54

Class 3 — actual return	1,000.00	1,023.15	2.40	.47
Class 3 — assumed 5% return	1,000.00	1,022.84	2.40	.47

*

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2008. The agreement was amended to add additional advisory fee breakpoints if and when Global Growth and Income Fund’s net assets exceed $1.2 billion and $2 billion and if and when Global Growth Fund’s or Bond Fund’s net assets exceed $5 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to all three indexes over each period, and over the lifetime of the fund since July 5, 2001.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

American Funds Insurance Series

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) a blended S&P/Citigroup Global/World Index and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both indexes.

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the S&P 500 and the Lipper Growth Funds Index in each period and superior to the Lipper Capital Appreciation Funds Index over the three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that while the fund’s investment results were mixed as compared to both indexes for shorter periods, over the 10-year period and over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index but significantly higher than the MSCI All Country World Index in each period, as well as for the lifetime of the fund since June 17, 1999.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to all three indexes over the five-year and three-year periods, mixed over the 10-month period, and lower over the one-year period. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were superior to the S&P 500, but lower than both Lipper indexes.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for 10-month, three-month and one-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period and over the lifetime of the fund since May 1, 2006.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each of the periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than both indexes.

American Funds Insurance Series

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the Lipper and Citigroup indexes over each period and superior to the S&P 500 over each period other than the five-year period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were superior to the Lipper and Citigroup indexes but lower than the S&P 500.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the Lipper index over the 10-, five- and three-year periods, and superior to the Citigroup Index over the five- and three-year periods. The fund’s investment results for its lifetime since January 2, 1996, were superior to both indexes. The board and the committee further noted that over the lifetime of the fund since January 2, 1996, the fund’s investment results were higher than both indexes.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lehman Brothers Global Aggregate Index and (ii) the Lipper Global Income Funds Index. The board and the committee examined investment results for 10-month and one-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes in each period. The board and the committee also noted that the fund had been in operation for a short period of time, and investment results for longer periods were, therefore, not available.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and, generally, lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were higher than the Lipper index over the five- and 10-year periods and for the lifetime of the fund since February 8, 1984, and lower than the Credit Suisse index over the 10-month, one- and three-year periods.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and for the lifetime of the fund since December 2, 1985, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Citigroup Treasury/Government Sponsored/Mortgage Index over each period.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were higher than the index over each period. The fund’s investment results for its lifetime since February 8, 1984, were lower than the index.

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees

Name and age	Year first elected a trustee of the series[1]	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

Lee A. Ault III, 71 Chairman of the Board (Independent and Non-Executive)	1999	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)	2	Anworth Mortgage Asset Corporation; Office Depot, Inc.

H. Frederick Christie, 74	1994	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Joe E. Davis, 73	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production); former President and CEO,National Health Enterprises, Inc.	2	Anworth Mortgage Asset Corporation; Natural Alternatives Inc.

Martin Fenton, 72	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)	18	None

Leonard R. Fuller, 61	1999	President and CEO, Fuller Consulting (financial management consulting firm)	16	None

W. Scott Hedrick, 62	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business	2	Hot Topic, Inc.; Office Depot, Inc.

Merit E. Janow, 49	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	4	The Nasdaq Stock Market, Inc.

Mary Myers Kauppila, 53	1994	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.	6	None

Kirk P. Pendleton, 68	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)	7	None

“Interested” trustees4

Name, age and position with series	Year first elected a trustee or officer of the series[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

James K. Dunton, 70 Vice Chairman of the Board	1993	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

Donald D. O’Neal, 47 President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	3	None

The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

Other officers

Name, age and position with series	Year first elected an officer of the series[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Michael J. Downer, 53 Executive Vice President	1991

Senior Vice President, Fund Business Management Group, and Coordinator, Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bankand Trust Company[5]

Alan N. Berro, 47 Senior Vice President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Abner D. Goldstine, 78 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company

John H. Smet, 51 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 55 Vice President	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 45 Vice President	1997	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

Susan M. Tolson, 45 Vice President	1999	Senior Vice President — Fixed Income, Capital Research and Management Company

Steven I. Koszalka, 43 Secretary	2003	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

David A. Pritchett, 41 Treasurer	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 40 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Sheryl F. Johnson, 39 Assistant Treasurer	1997	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	Trustees and officers of the series serve until their resignation, removal or retirement.

[2]

Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]

This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]

“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

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American Funds Insurance Series

The right choice for the long term®

Offices of the series and
of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2007, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2008, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. INGEAR-995-0208P   Litho in USA RCG/L/8074-S10052     Printed on recycled paper

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2007, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form-N-CSR.

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK TRUST

JOHN HANCOCK FUNDS

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS

FOR

PRINCIPAL EXECUTIVE & PRINCIPAL FINANCIAL OFFICERS

I.	Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”) and Principal Financial Officer (“Chief Financial Officer”) (the “Registrant’s Executive Officers” or “Executive Officers” as set forth in Exhibit A) for the purpose of promoting:

➢	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

➢

full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

➢	compliance with applicable laws and governmental rules and regulations;

➢	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

➢	accountability for adherence to the Code.

_________________________

1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

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Each of the Registrant’s Executive Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when an Executive Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Registrant’s Executive Officers, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Executive Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Executive Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Registrant’s Executive Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Executive Officers are also officers or employees. As a result, this Code recognizes that the Registrant’s Executive Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Executive Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Executive Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Executive Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Registrant’s Executive Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Executive Officer should not be placed improperly before the interest of the Fund.

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*       **

Each Covered Officer must:

➢

not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Executive Officer would benefit personally to the detriment of the Fund;

➢	not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Executive Officer rather than for the benefit of the Fund; and

➢

not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

➢	service as a director/trustee on the board of any public or private company;

➢	the receipt of any non-nominal gifts;

➢

the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

➢

any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

➢

a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Executive Officer’s employment, such as compensation or equity ownership.

III.	Disclosure & Compliance
➢	Each Executive Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

➢	Each Executive Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund,

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including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

➢

Each Executive Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

➢	It is the responsibility of each Executive Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting & Accountability

Each Executive Officer must:

➢	upon adoption of the Code (or thereafter as applicable, upon becoming an Executive Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

➢	annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

➢	not retaliate against any employee or Executive Officer or their affiliated persons for reports of potential violations that are made in good faith;

➢	notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

➢	report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

➢	the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

➢	if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

➢	any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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➢

if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

➢	the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

➢	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Registrant’s Executive Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Registrant’s Executive Officers and others, and are not part of this Code.

Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.	Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A

Persons Covered by this Code of Ethics

(As of June 2007)

John Hancock Trust

➢	Principal Executive Officer and President – Keith Hartstein
➢	Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds

➢	Principal Executive Officer and President – Keith Hartstein
➢	Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds II

➢	Principal Executive Officer and President – Keith Hartstein
➢	Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds III

➢	Principal Executive Officer and President – Keith Hartstein
➢	Principal Financial Officer and Chief Financial Officer – Charles Rizzo

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(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES

2007: $1,784,127
2006:	$ 1,605,439

These fees represent aggregate fees billed for the fiscal year end (12/31/07) and for the fiscal year end (12/31/06) (the “Reporting Periods”) for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP (“PWC”) for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such period.

(b)	AUDIT RELATED FEES:

2007: $28,600

2006:	$ 37,500

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c)	TAX FEES:

2007: $348,481

2006:	$ 257,681

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d)	ALL OTHER FEES: None.

(e)	(1) The audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X are attached.

Audit Committee of

John Hancock Trust

(formerly, Manufacturers Investment Trust)

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the services provided by the independent auditor to John Hancock Trust (the “Trust”). As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Trust’s independent auditor (the “Auditor”) in order to assure that these services do not impair the Auditor’s independence. In addition, these procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Trust as further assurance that such services do not impair the Auditor’s independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”), or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

Exhibit I to this Policy describes the Audit, Audit-related, Tax and All Other Services that have been pre-approved by the Audit Committee. The Audit Committee will annually review these services. It is expected that such review will occur at the regularly scheduled June Audit Committee meeting.

II.	Delegation

The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting following the pre-approval.

If pre-approval of any services to be provided by the Auditors is required before the next regularly scheduled Audit Committee meeting, the Audit Committee hereby authorizes its chairman to provide such pre-approval.

III.	Audit Services

The Trust’s annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the Trust’s financial statements. The Audit services that are pre-approved are set forth in Exhibit I.

IV.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor.

The audit-related services that are pre-approved are set forth in Exhibit I.

V.	Tax Services

The SEC has stated generally that an independent auditor may provide tax services to a mutual fund, such as tax compliance, tax planning and tax advice, since such services do not impair the auditor’s independence.

The tax services that are pre-approved are listed in Exhibit I.

VI.	All Other Services

The Audit Committee believes that other types of non-audit services are also permitted and that it may grant general pre-approval to non-audit services that it believes (a) are routine and recurring services, (b) would not impair the independence of the auditor and (c) are consistent with the Act and the rules relating thereto.

The non-audit services for which the Audit Committee has granted general pre-approval are set forth in Exhibit I.

The Auditor is permitted to assist management with internal investigations and fact-finding into alleged improprieties; however, these services are subject to specific pre-approval and engagement by the Audit Committee.

VII.	Prohibited Services

Services which result in the auditor losing independence status under the rule include (1) Bookkeeping or other services related to the accounting records or financial statements of the Trust; (2) Financial information systems design and implementation; (3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) Actuarial services (ie., setting actuarial reserves versus actuarial audit work); (5) Internal audit outsourcing services; (6) Management functions or human resources; (7) Broker or dealer, investment advisor, or investment banking services; (8) Legal services and expert services unrelated to the audit; (9) Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

VIII.	Procedures

At least annually, the Trust’s Treasurer and the Auditor shall jointly submit to the Audit Committee for approval a revised EXHIBIT I. If any of the fee amounts listed on EXHIBIT I change materially subsequent to the Audit Committees approval, an updated EXHIBIT I will be presented to the Audit Committee at the next regularly scheduled meeting.

EXHIBIT I

John Hancock Trust

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services

Subject to General Pre-Approval

Service	Summary of Services	Projected Fees/Fee Cap
Audit Services Audit

Recurring audit of financial statements of the Trust in accordance with generally accepted auditing standards including, but not limited to:

▪     Annual letter regarding the Trust’s internal control to be included in the annual report to the SEC on Form N-SAR

▪     Review of the annual post-effective amendment to the Trust's registration statement on SEC Form N-1A, and consent to the incorporation by reference of our report on the Trust's financial statements in such SEC filing;

▪     Review of each Trust portfolio’s tax provision and RIC qualification calculations

▪     Accounting consultations and tax services required to perform an audit in accordance with Generally Accepted Auditing Standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for the Trust with the SEC, including issuance of auditor consents.

As pre-approved by the Committee and referenced in the Auditor’s Engagement Letter. Up to but not to exceed $30,000 per instance.
Audit Related Services Consultations concerning accounting and financial reporting standards	Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters which are generally non-recurring	Up to but not to exceed $25,000 per instance

Service	Summary of Services	Projected Fees/Fee Cap
Audit Related Services (continued) Other auditing procedures and issuance of special purpose reports

Auditing procedures and special reports, including those needed for

▪     Separate audit reports in connection with 17f-2 security counts

▪     (b) Various governmental agencies tax authorities and Fund mergers

As pre-approved by the Committee and referenced in the Auditor’s Engagement Letter. Up to but not to exceed $25,000 per instance
Tax Services Tax services

Recurring tax services including, but not limited to:

▪     Review of each Trust portfolio’s federal, and if applicable, state tax returns

▪     Review required Trust portfolio distributions to avoid excise tax and review related excise tax returns

As pre-approved by the Committee and referenced in the Auditor’s Engagement Letter.
Consultations on various tax matters

Consultations on U.S. tax matters, such as, fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

Up to but not to exceed $30,000 per instance
Other Non-Audit Services	Training and industry updates	Up to but not to exceed $25,000 per instance
Overall Cap	In addition to the per instance caps, this reflect an overall cap on the Trust.	Up to but not to exceed $50,000 ($100,000 with the approval of the Chairman of the Audit Committee)

(2)	Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,899,304 for the fiscal year ended December 31, 2007, and $1,832,000 for the fiscal year ended December 31, 2006.

(h)

The Trusts’ audit committee has considered whether the provisions for non-audit services to the Trusts’ adviser and service affiliates, that affiliates that did not require pre-approval, is compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS. Included with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES. Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK TRUST

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: February 28, 2008

/S/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 28, 2008